UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2020

Date of reporting period:	12/31/2020

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Cohen & Steers Realty Portfolio

AST Emerging Markets Equity Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Core Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Cohen & Steers Realty Portfolio	A2
	AST Emerging Markets Equity Portfolio	A5
	AST Goldman Sachs Small-Cap Value Portfolio	A33
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A40
	AST International Growth Portfolio	A45
	AST International Value Portfolio	A50
	AST J.P. Morgan International Equity Portfolio	A58
	AST Jennison Large-Cap Growth Portfolio	A62
	AST Large-Cap Core Portfolio	A66
	AST Loomis Sayles Large-Cap Growth Portfolio	A75
	AST MFS Global Equity Portfolio	A79
	AST MFS Growth Portfolio	A84
	AST MFS Large-Cap Value Portfolio	A89
	AST Mid-Cap Growth Portfolio	A94
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A100
	AST Small-Cap Growth Portfolio	A108
	AST Small-Cap Growth Opportunities Portfolio	A115
	AST Small-Cap Value Portfolio	A122
	AST T. Rowe Price Large-Cap Growth Portfolio	A134
	AST T. Rowe Price Large-Cap Value Portfolio	A138
	AST T. Rowe Price Natural Resources Portfolio	A143
	AST WEDGE Capital Mid-Cap Value Portfolio	A148
	AST Wellington Management Hedged Equity Portfolio	A152

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Cohen & Steers Realty Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-2.84%	6.22%	8.94%
FTSE NAREIT All Equity REITs Index	-5.12	6.70	9.27

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Cohen & Steers Realty Portfolio returned -2.84%. The Portfolio outperformed the FTSE NARIET All Equity REITs Index.

What were the market conditions during the reporting period?

US real estate securities experienced their worst drawdown in more than a decade early in calendar-year 2020 (the reporting period), as the spread of COVID-19 led to widespread economic and societal challenges. Real estate investment trusts (REITs) recovered beginning in late March, with markets responding positively to unprecedented fiscal and monetary relief and stimulus policies and as economies started to reopen. Investors were also generally heartened by news of advancements in therapeutics and vaccine development. The listed real estate market was further supported by mostly intact earnings and dividends and by encouraging rent collection data for most subsectors. By the end of the period, REITs as a whole had regained most of their early losses.

Still, returns for the period varied greatly by property type. Some areas of real estate saw increasing demand, benefiting from remote working conditions and acceleration of e-commerce. The growth of online shopping, video streaming, and data networking drove demand for data centers, while cell towers worked with wireless carriers to roll out 5G networks. Industrial warehouses, which are at the center of online commerce as they enable fulfillment of home delivery, also enjoyed strong demand. An urban exodus that hurt apartments was positive for single-family rentals and self-storage REITs. The timber sector was another top performer, as homebuilding fundamentals improved and lumber prices rose. Health care REITs performed well after declining materially earlier in the period, with skilled nursing facilities benefiting from strong government financial support, medical offices aided by steady rental collections and a return to elective surgeries, and life sciences labs having no material negative impact from COVID-19.

Conversely, regional malls and shopping centers were severely impacted by a weakening economy and a threat to rental payments, as malls and numerous stores temporarily closed around the US. These subsectors were already contending with the secular trends of growing competition from e-commerce and tenants rationalizing their store counts. Hotels experienced sizable declines on economic uncertainty, compounded by a severe pullback in demand due to COVID-19 fears. The apartment subsector underperformed on concerns about decelerating rents in key markets amid a migration of tenants from city centers to suburbs. Offices underperformed, despite rents remaining strong, as many tenants showed success in transitioning from physical offices to work-from-home scenarios, which led to questions about the long-term future of office demand.

What strategies or holdings affected the Portfolio’s performance?

Factors that helped the Portfolio’s relative performance versus the Index during the reporting period included the timing of allocations and security selection in the health care subsector. An overweight position and stock selection in data centers were also beneficial. Relative performance was additionally aided by an overweight allocation to the self-storage subsector.

An underweight allocation in the timber subsector detracted from relative performance. However, this underweight was based on Cohen & Steers’ view that the subsector’s valuations were unattractive early in the period. An underweight position and security selection in the infrastructure subsector also hindered performance. An overweight in hotels further detracted, although this was partially offset by favorable security selection in the subsector, including out-of-Index positions in certain gaming companies that rose materially as markets reopened.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST Cohen & Steers Realty Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Realty (As of 12/31/2020)
Ten Largest Holdings	REIT Sectors	% of Net Assets
American Tower Corp.	Specialized REITs	6.6%
Simon Property Group, Inc.	Retail REITs	5.6%
Public Storage	Specialized REITs	5.5%
Duke Realty Corp.	Industrial REITs	5.0%
Crown Castle International Corp.	Specialized REITs	4.7%
Equinix, Inc.	Specialized REITs	4.5%
Healthpeak Properties, Inc.	Health Care REITs	4.4%
UDR, Inc.	Residential REITs	4.0%
Weyerhaeuser Co.	Specialized REITs	3.8%
SBA Communications Corp.	Specialized REITs	3.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

2

AST Emerging Markets Equity Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	4.06%	7.56%	0.74%
MSCI Emerging Markets Index (GD)	18.69	13.22	4.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Emerging Markets Equity Portfolio returned 4.06%. The Portfolio underperformed the MSCI Emerging Markets Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2020 (the reporting period), the MSCI Emerging Markets Index GD rose 18.69%, despite the global COVID-19 pandemic. China, which makes up a plurality of that index, drove a large part of the gains. As the country believed to be where the first COVID-19 infections emerged, China was also the first country to start an economic recovery, beginning in the second quarter. Furthermore, China is home to some of the largest technology and internet companies outside of the US. These companies prospered during government-mandated lockdowns, as they created efficiencies for homebound consumers. India, South Korea, and Thailand were other countries that tended to benefit from their technology exposure. On the other hand, Brazil and Russia trailed other emerging market countries due to their exposure to crude oil. Oil prices collapsed in the first half of the year as consumer demand dried up amid the pandemic. In addition, Saudi Arabia and Russia entered an oil price war in March, putting additional pressure on prices.

What strategies or holdings affected the Portfolio’s performance?

Stock selection detracted most from the Portfolio’s relative performance. Specifically, selection by all three subadvisors (AQR, J.P. Morgan Investment Management, and Martin Currie) in the energy, communication services, and industrials sectors had a significantly negative impact. The energy sector was particularly hard hit given that it includes many oil companies, which suffered as crude oil prices declined. J.P. Morgan Investment Management and Martin Currie offset some of the underperformance with strong stock selection in the information technology sector. Martin Currie, in particular, tends toward more growth-oriented names and utilized its stock choices effectively.

In addition, while all three subadvisors hold Chinese stocks, all three also have an underweight exposure to those stocks relative to the benchmark index. This is because China now makes up approximately 40% of the index, and the Portfolio’s subadvisors find it difficult to maintain a benchmark weighting and still remain diversified. During the period, China’s economy recovered faster than those of most other emerging markets countries and therefore outperformed the benchmark index. As a result, the underweight exposure to Chinese stocks detracted from the Portfolio’s returns.

Finally, several risk exposures took their toll on the Portfolio’s performance. In particular, AQR’s overexposure to value (i.e., low price-to-earnings securities) had a significantly negative impact on results. AQR’s process is centered on finding stocks with a combination of value and momentum characteristics. While this process has worked over the long term, it was detrimental during the period as value stocks sharply declined amid the pandemic. J.P. Morgan Investment Management’s strategy also suffered due to similar characteristics. In addition to an overexposure to value, J.P. Morgan Investment Management is overexposed to dividend-paying stocks and lower-volatility issues. These exposures did not work during the period, as investors tended to believe that dividends might be cut because of adverse economic conditions fostered by the pandemic and they therefore avoided dividend-paying stocks. Furthermore, as the equity market rose later in the period, volatility was in favor. Martin Currie helped mitigate some of the Portfolio’s underperformance, as its exposures to higher-volatility and momentum-oriented stocks were advantageous. Martin Currie is also underexposed to value and dividend-paying stocks, which added further to returns. This is in line with Martin Currie’s historical exposure to more growth-oriented names.

During the period, AQR used liquid futures and forwards contracts to gain country and currency exposure, which collectively had a negative impact on returns. Neither Martin Currie nor J.P. Morgan Investment Management utilized derivatives during the year.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST Emerging Markets Equity Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Emerging Markets Equity (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	6.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	5.0%
Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	China	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	2.8%
Tencent Holdings Ltd.	Interactive Media & Services	China	2.5%
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	Insurance	China	2.2%
SK Hynix, Inc.	Semiconductors & Semiconductor Equipment	South Korea	1.9%
LG Chem Ltd.	Chemicals	South Korea	1.9%
Meituan (Class B Stock)	Internet & Direct Marketing Retail	China	1.5%
Tata Consultancy Services Ltd.	IT Services	India	1.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

4

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	2.44%	8.53%	9.51%
Russell 2000® Value Index	4.63	9.65	8.66
Russell 2000® Index	19.96	13.26	11.20

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Goldman Sachs Small-Cap Value Portfolio returned 2.44%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

The Russell 2000 Value Index (the Index), a proxy for small market-capitalization value stocks, returned 4.63% in calendar-year 2020 (the reporting period), which was highlighted by extreme market conditions. In the first quarter of 2020, the Index sold off sharply with the onset of the COVID-19 pandemic, falling 35.66%. The magnitude and speed of the sell-off was unusual, and both high- and low-quality stocks declined indiscriminately. The second and fourth quarters saw exuberant returns of 18.91% and 33.36%, respectively, buoyed by significant monetary and fiscal policy, the conclusion of the presidential election in November, vaccine optimism, and hopes for a return to normalcy. A cyclically driven recovery in the second half of the period led to small-cap stocks outperforming large-cap stocks. The best-performing sectors in the small-value space during the second half of the period were consumer staples and healthcare, while the energy and financials sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index during the reporting period. Stock selection in financials contributed to returns, while investments in materials detracted from returns.

Kinsale Capital Group, Inc., which represented 0.3% of the Portfolio’s weight at the end of the period, was a top contributor to returns. The property and casualty insurer benefited from improved operational efficiency in 2019 and early 2020, yielding strong earnings and premium growth despite 90% of its employees working remotely. Earnings reports that exceeded analysts’ estimates and a secondary share offering drove the stock higher in the second half of the period. Goldman Sachs believes Kinsale Capital’s low-cost, technology-enhanced underwriting model, combined with an improving pricing environment for its excess and surplus lines, will continue to support profitable growth over the long term. Saia, Inc. (0.6% Portfolio weight at the end of the period) is a less-than-truckload — LTL — (i.e., small shipments) logistics company that also contributed to returns for the period. The stock struggled in the beginning, reporting softer-than-expected earnings and operating metrics for LTL shipments in the early months of the period. However, better-than-expected quarterly earnings releases and improving shipping-efficiency data for the remainder of the period contributed to the stock’s strong performance. Goldman Sachs believes Saia is well positioned to benefit from the continued shift toward e-commerce and the digitization of consumption.

Redwood Trust, Inc. and MFA Financial, Inc. are mortgage real estate investment trusts (REITs) that detracted from the Portfolio’s returns during the period. The Portfolio did not hold positions in Redwood Trust or MFA Financial at period-end. Before the pandemic began, the Portfolio held overweight positions in residential mortgage credit within the mortgage REIT universe, given the health of consumers and home prices. Over a few trading days in late March 2020, investors sold shares of companies holding non-government-backed securities. The Portfolio eliminated these mortgage REIT positions, wary of their ability to meet high volumes of margin calls.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Small-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.5%
Darling Ingredients, Inc.	Food Products	1.4%
Avient Corp.	Chemicals	1.2%
KBR, Inc.	IT Services	1.2%
Rexnord Corp.	Machinery	1.0%
Stifel Financial Corp.	Capital Markets	1.0%
Cleveland-Cliffs, Inc.	Metals & Mining	0.9%
Performance Food Group Co.	Food & Staples Retailing	0.9%
MasTec, Inc.	Construction & Engineering	0.9%
Boyd Gaming Corp.	Hotels, Restaurants & Leisure	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

6

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	0.27%	9.76%	10.09%
Russell 1000® Value Index	2.80	9.74	10.50
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned 0.27%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were the market conditions during the reporting period?

The S&P 500 Index returned 18.40% in calendar-year 2020 (the reporting period), despite economic turmoil triggered by the COVID-19 pandemic. Growth stocks, as represented by the Russell 1000 Growth Index, outperformed value stocks, as represented by the Russell 1000 Value Index, by more than 35 percentage points (38.49% versus 2.80%, respectively) during the period. This represented the largest gap between the two indexes ever observed over a calendar year. This sets the stage for a value comeback. The market offered a glimpse of what that comeback might look like in the fourth quarter of 2020, when value stocks outperformed, buoyed by the economic ramifications of new COVID-19 vaccines and another round of fiscal stimulus.

The Portfolio modestly underperformed the 2.80% return of its benchmark, the Russell 1000 Value Index, in 2020. Its value-focused approach was a stylistic headwind over the course of the year, but helped relative performance during the fourth quarter of 2020. The Russell 1000 Value Index continued to trade at a larger-than-normal discount to the Russell 1000 Growth Index, and the Portfolio continued to trade at a larger-than-normal discount to its benchmark. In fact, the Portfolio’s discount to its benchmark remained near record levels, trading at eight times normal earnings, which was more than 10% below its long-term average. The Russell 1000 Value Index, however, traded at 16 times normal earnings, which was more than 20% above its long-term average. At the end of 2020, the Portfolio’s valuation was just half that of the benchmark, a discount that has been exceeded only once before — at the beginning of fourth quarter 2020. The Portfolio’s fourth-quarter outperformance narrowed the gap modestly, but considerably more reversion is anticipated.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s overweighted allocation to energy detracted the most from its performance during the reporting period, as energy was by far the market’s worst-performing sector. An oil production conflict between Saudi Arabia and Russia early in 2020, coupled with plummeting demand stemming from the COVID-19 pandemic, weighed heavily on commodity prices. Energy stocks suffered, particularly companies with businesses that are more sensitive to oil price changes. Murphy Oil Corp., NOV Inc. (the Portfolio’s position in the company was eliminated during the period), and Royal Dutch Shell Corp. were the Portfolio’s primary detractors in the sector. Investments in financials also hurt performance, as Wells Fargo & Co. was the Portfolio’s largest individual detractor for the year.

Overall stock selection proved beneficial. Investments in technology companies added most to relative performance, while an overweight allocation to the technology sector also helped. Shares of Microsoft Corp., the Portfolio’s top individual contributor, increased on strong recurring operating results from its core businesses and continued growth from its cloud-based businesses. Stock selection in consumer discretionary was the next-largest sector contributor, largely due to auto-related exposure from Magna International Inc., General Motors Corp., and Adient plc. The Portfolio’s industrial sector outperformed relative to that sector in the benchmark, as FedEx Corp., a rare beneficiary of the pandemic, performed exceedingly well, making it the portfolio’s second-largest individual stock contributor. Engine maker Cummins Inc. also performed well on continued strong operating performance and optimism over its low-/no-emission initiatives.

Hotchkis & Wiley is optimistic that the recent value rotation could be powerful and lasting and is looking forward to the new year with enthusiasm.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Hotchkis & Wiley Large-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Citigroup, Inc.	Banks	5.2%
General Electric Co.	Industrial Conglomerates	4.8%
American International Group, Inc.	Insurance	4.7%
Wells Fargo & Co.	Banks	4.5%
General Motors Co.	Automobiles	3.4%
Anthem, Inc.	Health Care Providers & Services	3.3%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.9%
Oracle Corp.	Software	2.7%
Bank of America Corp.	Banks	2.6%
Magna International, Inc. (Canada)	Auto Components	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

8

AST International Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	31.32%	14.40%	9.07%
MSCI EAFE Index® (GD)	8.28	7.97	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST International Growth Portfolio returned 31.32%. The Portfolio outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2020 (the reporting period), the MSCI EAFE Index rose 8.28% despite the global COVID-19 crisis. While absolute returns for the index were positive, markets in Western European countries generally trailed US markets. For example, the S&P 500 Index, a broad-based index of large US stocks, rose 18.40% over the period. At the end of the period, many investors were optimistic about regulatory approval of two COVID-19 vaccines and the beginning of worldwide distribution. International stocks were bolstered by a weaker US dollar attributable to fiscal and monetary support from Congress and the Federal Reserve. As the period progressed, investors started to embrace risk, favoring stocks with growth and momentum characteristics. From a sector perspective, information technology and materials advanced while energy and real estate lagged.

What strategies or holdings affected the Portfolio’s performance?

All three of the Portfolio’s subadvisors had positive exposures to growth and price momentum, which were key factors driving positive relative returns during the period. Jennison favors a more aggressive portfolio and William Blair incorporates growth and momentum. Meanwhile, Neuberger Berman’s exposures to the aforementioned factors were a residual of its bottom-up stock selection process. In addition, each subadvisor’s underexposure to dividend-paying stocks with higher leverage further enhanced results. Investors eschewed these characteristics, doubting whether these companies could continue their dividend payments and sustain higher debt ratios during the pandemic.

Stock selection was also additive to relative performance, as all three of the Portfolio’s subadvisors invested in technology and avoided energy stocks during the period. Energy stocks performed poorly during the period as demand for oil dropped while consumers stayed at home amid the pandemic. The subadvisors instead invested in internet retail, software, and services, which performed well during the period. Given their growth mandate, the Portfolio’s subadvisors favored companies in these faster-growing industries and were subsequently rewarded.

Finally, the Portfolio benefited as all three subadvisors were overweight Chinese stocks, which outperformed during the period. China is home to the some of the world’s fastest-growing technology and internet firms. Although COVID-19 is believed to have originated in China, stocks there were also boosted by the country’s seemingly faster economic recovery during the pandemic versus other parts of the world. As a result, China outperformed the MSCI EAFE Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST International Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST International Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Adyen NV, 144A	IT Services	Netherlands	3.0%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.4%
Sea Ltd., ADR	Entertainment	Taiwan	2.3%
Shopify, Inc. (Class A Stock)	IT Services	Canada	1.9%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.9%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	1.9%
Tencent Holdings Ltd.	Interactive Media & Services	China	1.6%
L’Oreal SA	Personal Products	France	1.6%
Techtronic Industries Co. Ltd.	Machinery	Hong Kong	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

10

AST International Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-0.61%	4.33%	3.55%
MSCI EAFE Index® (GD)	8.28	7.97	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST International Value Portfolio returned -0.61%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

After a historic decline in the first quarter of calendar-year 2020 (the reporting period), global equity markets rebounded strongly during the second quarter as central banks worldwide provided record amounts of monetary stimulus and economies gradually reopened. The S&P 500 Index returned over 20% during the second quarter, while the MSCI EAFE and MSCI Emerging Markets indexes returned 15% and 18% (in US dollars), respectively. Within these broad market indexes, the rebound was significantly more favorable for growth indexes compared to value indexes. In the US, value indexes lagged growth indexes by even wider margins than in the first quarter, marking the first and second quarters as the worst quarters on record for value stocks relative to growth stocks.

In the third quarter, global equity markets continued to rebound from their March lows as the S&P 500 Index returned 8.9% during the quarter. The MSCI Emerging Markets Index returned 8.7% and the MSCI EAFE Index returned 1.2%. However, many of the stocks that had driven markets higher faltered toward the end of the quarter. Despite this pullback, growth indexes once again significantly outperformed value indexes during the quarter, further extending the spreads between growth and value.

During the fourth quarter, global equity market investors adopted a “risk-on” approach as two vaccines that proved to have high efficacy rates against COVID-19 received regulatory approval. As a result, equities finished the period strong, with the S&P 500 Index returning 12.2% in the fourth quarter while the MSCI EAFE and MSCI Emerging Markets indexes returned 11.4% and 16%, respectively. In a reversal from the first three quarters, value stocks rebounded as cyclical segments of the market (e.g., financials, energy, traditional retail, and airlines) rallied. Despite value stocks’ fourth-quarter rally, international value indexes lagged their growth counterparts by significant margins for the period.

For the period, international growth stocks outpaced international value stocks by over 2,000 basis points — the largest calendar-year deficit ever for international value versus growth, with the MSCI EAFE Growth Index gaining 18.3% versus the -2.6% return of the MSCI EAFE Value Index.

What strategies or holdings affected the Portfolio’s performance?

In a continuation from 2019, the difference between value versus growth investment styles presented headwinds for the Portfolio’s value-led process relative to the Index. The Portfolio’s returns struggled primarily due to allocation and exposure to value factors, while stock selection was also slightly negative during the period.

In terms of stock selection, gains were strongest in the materials, real estate, and communication services sectors. On the downside, losses were witnessed in the consumer discretionary, healthcare, and technology sectors. Regarding allocation strategies, the Portfolio’s underweight position in three of the Index’s better-performing sectors — information technology, consumer discretionary, and healthcare — were detrimental to relative results during the period.

From a regional perspective, exposure to North America contributed to the Portfolio’s performance. However, stock selection in North America and in Western Europe, notably in France and the Netherlands, suffered, which detracted from the Portfolio’s relative performance. Positions in the Pacific Rim also detracted from relative returns during the period.

Considering style factors, the Portfolio’s consistent exposure to small-size value-oriented companies led to relative underperformance during a period that benefited large-cap growth stocks. A small, yet consistent allocation to cash had a slightly negative impact on performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST International Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST International Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Novartis AG	Pharmaceuticals	Switzerland	2.2%
Sanofi	Pharmaceuticals	France	1.8%
Enel SpA	Electric Utilities	Italy	1.4%
Engie SA	Multi-Utilities	France	1.4%
Tesco PLC	Food & Staples Retailing	United Kingdom	1.3%
Medtronic PLC	Health Care Equipment & Supplies	United States	1.3%
Roche Holding AG	Pharmaceuticals	Switzerland	1.3%
Hitachi Ltd.	Electronic Equipment, Instruments & Components	Japan	1.2%
RELX PLC	Professional Services	United Kingdom	1.2%
ABB Ltd.	Electrical Equipment	Switzerland	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

12

AST J.P. Morgan International Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.08%	9.42%	6.20%
MSCI EAFE Index® (GD)	8.28	7.97	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST J.P. Morgan International Equity Portfolio returned 13.08%. The Portfolio outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

The COVID-19 pandemic had an immense negative impact on the world, global economy, and markets in calendar-year 2020 (the reporting period). As COVID-19 spread, it affected regions around the world at different times. The outbreak began in China, for example, although that country eventually returned to a more normal environment after a period of severe lockdowns. J.P. Morgan expects normalcy to return to other regions as vaccines that received regulatory approval late in the period are distributed widely.

What strategies or holdings affected the Portfolio’s performance?

J.P. Morgan assessed the financial health of all the companies held in the Portfolio during the first quarter of 2020 and evaluated their ability to survive for a time in an atmosphere of severely diminished revenue. While the assessment determined that the pandemic had serious negative effects on some sectors while other industries benefited, J.P. Morgan took a cautious approach and maintained broad exposure to multiple sectors so that the Portfolio would not be overexposed or underexposed to certain industries. This included companies in sectors that were highly exposed to the COVID-19 crisis. For example, exposure to an underperforming industry such as aircraft manufacturing/servicing and a holding such as Safran USA, Inc. helped the Portfolio’s performance late in the period as Safran’s shares rose on hopes of improvement in the industry.

J.P. Morgan believed that all companies held in the Portfolio had the financial wherewithal to survive the pandemic. J.P. Morgan attributed the Portfolio’s outperformance versus the benchmark index in the first quarter of 2020 to a focus on quality investments. And due to the market rout in the first quarter, J.P. Morgan was able to increase the quality of the Portfolio even further during the rest of the period by investing in high-quality stocks with valuations that had fallen to attractive levels.

Stock selection in the information technology and industrials sectors contributed most to the Portfolio’s performance during the period. Within financials, Hong Kong Exchanges and Clearing Ltd., the operator of a stock market and futures market in Hong Kong, was the largest contributor. Within information technology, Samsung Electronics Co., Ltd. and Taiwan Semiconductor Co., Ltd. aided relative returns. Stock selection across all regions contributed positively, with Japan and emerging markets being the largest contributors overall.

Stock selection in the consumer discretionary and communication services sectors detracted from the Portfolio’s performance. Consumer discretionary was held back by Sony Corp., the Japanese electronics and entertainment company, and LVMH Moët Hennessy Louis Vuitton SE, the French luxury goods company. Within the communication services sector, WPP PLC, the British communication and advertising company, performed poorly. The Portfolio has eliminated its position in WPP. Stock selection across all regions contributed positively to the Portfolio’s performance.

In J.P. Morgan’s view, economic growth in the first half of 2021 will continue to be impeded by the pandemic; but as vaccines are rolled out globally and pent-up economic demand is unleashed, J.P. Morgan believes the second half of 2021 should see a significant increase in consumption. Accordingly, J.P. Morgan sees earnings for global corporations rebounding in 2021 nearly to their pre-pandemic levels.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

13

AST J.P. Morgan International Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan International Equity (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Nestle SA	Food Products	Switzerland	3.1%
Roche Holding AG	Pharmaceuticals	Switzerland	2.5%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.3%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.2%
AIA Group Ltd.	Insurance	Hong Kong	2.1%
Sony Corp.	Household Durables	Japan	2.1%
Novartis AG	Pharmaceuticals	Switzerland	1.8%
Unilever PLC	Personal Products	United Kingdom	1.7%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	1.7%
Samsung Electronics Co. Ltd., GDR	Technology Hardware, Storage & Peripherals	South Korea	1.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

14

AST Jennison Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	54.04%	21.88%	17.83%
Russell 1000® Growth Index	38.49	21.00	17.21
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Jennison Large-Cap Growth Portfolio returned 54.04%. The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Equity markets were extremely volatile in calendar-year 2020 (the reporting period), unsettled by US-China trade discord and the COVID-19 pandemic. Stocks peaked at new highs in early 2020, then dropped dramatically in late February as the pandemic spread around the globe. The realities of the pandemic dictated daily conduct for individuals, businesses, and governments worldwide, as shelter-in-place and work-from-home initiatives became common. Stocks rebounded rapidly later in the period, but the pandemic-related economic damage continued to accumulate. The effects of fiscal stimulus blunted the pandemic’s impact on employment and spending, while comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

What strategies or holdings affected the Portfolio’s performance?

Consumer discretionary positions were strong positive contributors to Portfolio performance during the reporting period. Shares of Tesla, Inc. continued to surge on impressive financial results made possible by solid production, increased capacity, and strong execution. The company’s technology, scale, and low-cost advantage have made it the breakaway leader in the electric vehicle market, and Jennison believes these characteristics also position Tesla to disrupt the overall automotive industry. Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers, including Amazon.com, Inc. Amazon has operated in this mode for years, and its relevance and dominance became even more apparent during the period as the firm continued to benefit from economies of scale and its platform-based business model. The Amazon Web Services (AWS) cloud-computing platform remained a significant additional driver of revenue and profit.

In information technology, digital payments processors were strong performers. Netherlands-based Adyen NV has developed a dynamic, reliable, and secure payment platform that supports omnichannel commerce with end-to-end gateway, risk management, and processing services. PayPal Holdings, Inc., the largest e-commerce payments enabler in the US and many developing countries, is deepening and extending its services to global consumers and business clients. The growing importance of digital commerce in times of restricted personal mobility is also benefiting Shopify, Inc., the Canadian provider of user-friendly, cloud-based infrastructure tools to enable omnichannel e-commerce capability.

With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud became clear. In addition to a strong and stable enterprise business, Microsoft Corp. has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. Its Azure cloud business hosts Microsoft software as well as hundreds of cloud-native applications created by Microsoft customers or third parties. Adobe, Inc. offers content creation and digital marketing applications and services that are transforming businesses operations.

Chipmaker NVIDIA Corp. benefited from increased demand for cloud storage, which led to robust data center spending by its largest customers. In Jennison’s view, NVIDIA’s April 2020 acquisition of Mellanox Technologies Ltd. could enhance NVIDIA’s functionality and potentially lead to further market share gains in the data center space.

With its huge installed base, Apple, Inc. is benefiting from rapid growth in service business subscriptions, a key source of recurring revenue. Jennison believes the company’s current product cycle should provide robust revenue and profit growth.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

15

AST Jennison Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

In communication services, Netflix, Inc. continued to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global penetration and the accelerating shift from linear TV, Jennison believes Netflix still has significant room for growth.

The Portfolio’s industrials holdings advanced but lagged the sector’s gain within the Russell 1000 Growth Index. The longer-than-anticipated 737 Max 8 jet recertification process weighed on The Boeing Co. early in the period. With the pandemic restricting air travel and compromising the financial health of airlines, the Portfolio’s position in the company was eliminated during the period. Jennison also closed the Portfolio’s position in Safran SA based on the company’s exposure to the airline industry, as most of Safran’s revenue is generated by aircraft engine production.

The Portfolio’s position in Adidas AG was eliminated based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

Lastly, Jennison eliminated the Portfolio’s position in FleetCor Technologies, Inc., which provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets, based on the overhang from regulatory litigation related to the company’s marketing and fee practices, as well as its exposure to oil prices.

Presentation of Portfolio Holdings — unaudited

AST Jennison Large-Cap Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	7.1%
Tesla, Inc.	Automobiles	6.5%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	4.1%
Microsoft Corp.	Software	3.9%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.7%
Netflix, Inc.	Entertainment	3.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.9%
PayPal Holdings, Inc.	IT Services	2.8%
Visa, Inc. (Class A Stock)	IT Services	2.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

16

AST Large-Cap Core Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	11.15%	11.70%	12.10%
S&P 500 Index	18.40	15.21	14.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 4/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Large-Cap Core Portfolio returned 11.15%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equity market values were high by historical standards at the end of calendar-year 2020 (the reporting period). Yet compared with low fixed income yields, stocks offered good value during the period. The broad US equity markets, represented by the S&P 500 Index, increased 18.40% during the period, while large-cap core stocks, as measured by the Portfolio’s benchmark index, the Russell 1000 Index (the Index), gained 20.96%.

The S&P 500 Index had gains in eight of its 11 sectors and double-digit positive returns across seven of those eight sectors during the period. The information technology, communication services, and consumer discretionary sectors were the Index’s top performers. Similarly, the Index was led by the consumer discretionary sector, followed by information technology and communication services. Energy was the only sector in each of the two indexes to post a double-digit negative return during the period.

Political, economic, and health challenges were prevalent throughout the period. As markets plunged and economic growth fell, the Federal Reserve continued its accommodative stance, cutting its federal funds rate to a range of 0.00% to 0.25% and indicating it would stay there for the foreseeable future. Real rates in the US were negative at the end of the period, which implies limited return potential for US government debt but a positive outlook for risk assets.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio underperformed the Index mainly due to its higher allocation to more valuation-sensitive (i.e., cheaply priced) and smaller-cap stocks, while the markets favored faster-growing mega-cap companies (e.g., Facebook Inc., Apple Inc., Amazon.com Inc., Microsoft Corp., Netflix Inc., and Alphabet Inc., owner of Google), which drove market returns during most of the period. The Portfolio allocated assets and net flows between three underlying sleeves: 40% to the sleeve of the Portfolio managed by QMA LLC, which includes valuation sensitivity and a propensity to have exposure to more defensive-oriented sectors; 35% to the sleeve of the Portfolio managed by Massachusetts Financial Services, which favors higher-quality and large- to mega-cap companies; and 25% to the sleeve of the Portfolio managed by J.P. Morgan Investment Management, which tends to have an above-market beta and higher growth exposure.

The Portfolio’s overall stock selection was negative for the period relative to the Index. Certain holdings in the diversified telecommunications, automobiles, internet & direct marketing, and air freight & logistics sectors detracted from the Portfolio’s relative results. Management believes this underperformance to be temporary and primarily driven by the negative economic events resulting from the COVID-19 pandemic. Portfolio holdings in the financials, consumer discretionary, industrials, and real estate sectors outperformed their corresponding sectors in the Index.

Overall, sector allocation decisions contributed positively to results, primarily driven by underweight positions relative to the Index in the energy, real estate, and financials sectors. Exposure to the communication services sector also added value, while health care and consumer staples positioning modestly weighed on results.

Index futures were used by the Portfolio to equitize cash by linking the futures to equities and providing exposure to the Index. Index futures do not add or detract from the Portfolio’s performance relative to the Index and, therefore, had no material impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

17

AST Large-Cap Core Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Core (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.4%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.0%
Mastercard, Inc. (Class A Stock)	IT Services	1.9%
Cigna Corp.	Health Care Providers & Services	1.3%
Eli Lilly & Co.	Pharmaceuticals	1.2%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.2%
Johnson & Johnson	Pharmaceuticals	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

18

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	31.59%	18.80%	15.91%
Russell 1000® Growth Index	38.49	21.00	17.21
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Loomis Sayles Large-Cap Growth Portfolio returned 31.59%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equity returns were strong during calendar-year 2020 (the reporting period), despite elevated volatility. After a positive start to the year, markets plunged in mid-February amid mounting concerns about the impact that the COVID-19 pandemic may have on economic growth and corporate earnings. Policymakers reacted quickly, highlighted by the Federal Reserve’s decision to cut interest rates to near zero and implement aggressive quantitative easing. Stocks began to rebound in late March, and the rally continued through year-end with only modest interruptions. Growth stocks outperformed value by a wide margin, reflecting strength in mega-cap technology stocks.

What strategies or holdings affected the Portfolio’s performance?

Over the long term, Loomis Sayles believes that markets are efficient. Near term, however, innate behavioral biases — such as herding, overconfidence, or loss aversion — influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Loomis Sayles attempts to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. It looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The Portfolio posted positive returns for the reporting period but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the industrials, consumer staples, health care, and communication services sectors, as well as allocations to industrials and consumer discretionary, contributed to relative return. Stock selection in the information technology, consumer discretionary, energy, and financials sectors, as well as allocations to information technology, energy, financials, consumer staples, communication services, and health care, detracted from relative performance.

Amazon.com Inc. and Nvidia Corp. were the top contributors to Portfolio performance for the period. Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise information technology (IT) business, Amazon Web Services, offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, Amazon has demonstrated strong and sustainable competitive advantages difficult for competitors to replicate. Loomis Sayles believes Amazon is one of the best-positioned companies in e-commerce and enterprise IT — in each case addressing large, underpenetrated markets that benefit from secular growth that is still in its early stages. In Loomis Sayles’ view, the company is selling at a significant discount to its estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Nvidia Corp. is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. The company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A Portfolio holding since January 2019, Nvidia reported better-than-expected results during the period, driven by recovery in its gaming business and rising demand in its data center business. In gaming, Nvidia is benefiting from the rollout of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness,

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

19

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

exceeding $1 billion in the last three quarters of the period. As Nvidia’s business mix shifts toward its more profitable data center segment, Loomis Sayles believes operating profits and free cash flow will grow faster than revenues. The company’s shares trade at a significant discount to Loomis Sayles’ estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

The Coca-Cola Co. and Schlumberger Ltd. were the Portfolio’s two lowest contributors during the period. Coca-Cola is the world’s leading owner and marketer of non-alcoholic beverage brands and employs an unrivaled global beverage distribution network. A strategy holding since the Portfolio’s inception, the company’s strong and sustainable competitive advantages include its iconic global brands, difficult-to-replicate beverage distribution network, and unmatched scale. With emerging markets accounting for over 60% of the company’s sales by volume, Coca-Cola appeared well positioned to benefit from long-term secular growth in emerging market spending on non-alcoholic ready-to-drink beverages. In late January 2020, the company reported strong financial results that surpassed management’s already-raised guidance, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. Loomis Sayles believes these results demonstrated the company’s renewed focus on innovation and brand building following the nearly completed refranchising of its bottling operations. While management expected its strong growth to continue, the current level of growth exceeded Loomis Sayles’ long-term forecasts. Nevertheless, the Portfolio exited the position in March 2020 to reallocate capital to more attractive reward-to-risk opportunities, including Illumina Inc., salesforce.com Inc., and Workday Inc. Because the stock was sold during the market’s March downturn, Coca-Cola was among the Portfolio’s top detractors during the period.

Schlumberger NV is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil & gas exploration & production industry. A long-term segment holding, Schlumberger reported financial results during the period that deteriorated substantially due to weak oil prices. Record oil price declines in the first quarter due to a pandemic-related slowdown in China and a price war between Saudi Arabia and Russia stretched into the second quarter amid widespread global lockdowns. More travel restrictions and a resurgence of COVID-19 cases continued to delay a recovery in demand as the year progressed. Subsequently, Schlumberger took prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and reducing headcount. Near-term results may remain under pressure, but the company continues to generate positive free cash flow. Loomis Sayles believes that Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression. In Loomis Sayles’ view, Schlumberger is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. Loomis Sayles increased its position during the year, believing the company was selling at a significant discount to estimated intrinsic value and appearing to offer a compelling reward-to-risk opportunity.

Presentation of Portfolio Holdings — unaudited

AST Loomis Sayles Large-Cap Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.1%
Visa, Inc. (Class A Stock)	IT Services	5.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	5.7%
Autodesk, Inc.	Software	5.2%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	4.7%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	4.7%
Boeing Co. (The)	Aerospace & Defense	4.4%
Microsoft Corp.	Software	4.0%
Deere & Co.	Machinery	3.9%
salesforce.com, Inc.	Software	3.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

20

AST MFS Global Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.18%	12.23%	10.71%
MSCI World Index® (GD)	16.50	12.82	10.48
MSCI EAFE Index (GD)	8.28	7.97	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST MFS Global Equity Portfolio returned 14.18%. The Portfolio underperformed the MSCI World Index (GD) Index and outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Markets experienced an extraordinarily sharp sell-off early in calendar-year 2020 (the reporting period) after the global outbreak of COVID-19. In many cases, markets also experienced an unusually rapid recovery later in the period as central banks and fiscal authorities worldwide implemented astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures designed to slow the spread of the virus. At the end of the period, the global economy appeared to have experienced the deepest, steepest, and possibly shortest recession since World War II. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be, and how quickly vaccines can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping restore market function, ease volatility, and stimulate a continued rebound. Late in the period, the Federal Reserve (the Fed) adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under the Fed’s previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement policies to address the pandemic—a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high yield credit market. The Organization of the Petroleum Exporting Countries Plus (OPEC+) later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resulting boost in demand, helped stabilize the price of crude oil. (OPEC+ is a loosely affiliated group consisting of the 13 OPEC member countries and 10 of the world’s major non-OPEC oil-exporting nations.)

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the crisis, only to end up with excess cash on their balance sheets.

What strategies or holdings affected the Portfolio’s performance?

Detractors:

The combination of security selection and an underweight position in the information technology sector was a primary factor that hurt the Portfolio’s performance relative to the Index. Within this sector, not owning shares of both computer and personal electronics maker Apple, Inc. and software giant Microsoft Corp. weighed on relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

21

AST MFS Global Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Stock selection in the consumer discretionary sector also detracted from relative returns. Here, not owning shares of internet retailer Amazon.com, Inc. and electric vehicle manufacturer Tesla, Inc. hindered relative performance.

Security selection and an overweight allocation in the consumer staples sector further dampened relative returns, led by overweight positions in food-processing company Danone SA (France) and premium drinks distributer Diageo PLC (United Kingdom).

Stocks in other sectors that negatively impacted relative returns included overweight positions in life sciences company Bayer AG (Germany), diversified industrial manufacturer Rolls-Royce Holdings PLC (United Kingdom), and advertising and marketing firm WPP Group (United Kingdom).

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. The Portfolio strives to be fully invested and generally holds a small cash position to buy new holdings and provide liquidity. In a period when equity markets appreciated, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the Index, which has no cash position.

Contributors:

An underweight position in the energy sector contributed to relative performance. Within this sector, not owning shares of both integrated oil and gas company Exxon Mobil Corp. and global energy and petrochemicals company Royal Dutch Shell PLC (United Kingdom) boosted relative results.

An underweight allocation and stock selection in the financials sector supported relative performance. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

Stock selection in the industrials sector also helped relative returns, led by overweight positions in electrical distribution equipment manufacturer Schneider Electric SE (France), railroad company Kansas City Southern, machinery and industrial products manufacturer Kubota Corp. (Japan) and ground delivery service company United Parcel Service, Inc.

Elsewhere, the Portfolio’s overweight positions in life sciences supply company Thermo Fisher Scientific, Inc., luxury goods company LVMH MoëtHennessy Louis Vuitton SE (France), and digital payment technology developer PayPal Holdings, Inc. positively impacted relative performance, as did holding microchip and electronics manufacturer Samsung Electronics Company Ltd. (South Korea). Samsung is not a benchmark constituent.

During the period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity, and as such, it is common for MFS portfolios to have different currency exposure than each of their indexes.

Presentation of Portfolio Holdings — unaudited

AST MFS Global Equity (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Comcast Corp. (Class A Stock)	Media	United States	3.4%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	3.2%
Visa, Inc. (Class A Stock)	IT Services	United States	3.0%
Schneider Electric SE	Electrical Equipment	France	3.0%
Medtronic PLC	Health Care Equipment & Supplies	United States	3.0%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.6%
Accenture PLC (Class A Stock)	IT Services	United States	2.6%
Nestle SA	Food Products	Switzerland	2.5%
Honeywell International, Inc.	Industrial Conglomerates	United States	2.4%
Walt Disney Co. (The)	Entertainment	United States	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

22

AST MFS Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	30.48%	19.59%	16.33%
Russell 1000® Growth Index	38.49	21.00	17.21
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST MFS Growth Portfolio returned 30.48%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Markets experienced an extraordinarily sharp sell-off early in calendar-year 2020 (the reporting period) after the global outbreak of COVID-19. In many cases, markets also experienced an unusually rapid recovery later in the period as central banks and fiscal authorities worldwide implemented astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures designed to slow the spread of the virus. At the end of the period, the global economy appeared to have experienced the deepest, steepest, and possibly shortest recession since World War II. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be, and how quickly vaccines can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping restore market function, ease volatility, and stimulate a continued rebound. Late in the period, the Federal Reserve (the Fed) adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under the Fed’s previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement policies to address the pandemic — a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high yield credit market. The Organization of the Petroleum Exporting Countries Plus (OPEC+) later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resulting boost in demand, helped stabilize the price of crude oil. (OPEC+ is a loosely affiliated group consisting of the 13 OPEC member countries and 10 of the world’s major non-OPEC oil-exporting nations.)

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the crisis, only to end up with excess cash on their balance sheets.

What strategies or holdings affected the Portfolio’s performance?

Detractors:

Stock selection in both the information technology and consumer discretionary sectors weighed on performance relative to the Index. Within the information technology sector, an underweight position in computer and personal electronics maker Apple, Inc. and the timing of the Portfolio’s

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

23

AST MFS Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

overweight positions in financial technology services provider Fiserv, Inc., electronic payment services company Global Payments, Inc., and global provider of banking and payment technologies Fidelity National Information Services, Inc. held back relative returns. Fiserve was not held in the Portfolio at the end of the period. Within the consumer discretionary sector, not owning shares of electric vehicle manufacturer Tesla Inc. and the timing of the Portfolio’s overweight position in apparel retailer Ross Stores, Inc. further detracted from relative results. Ross Stores was not held in the Portfolio at the end of the period.

Elsewhere, the Portfolio’s overweight positions in medical devices maker Boston Scientific Corp., construction materials company Vulcan Materials Co., and risk-management and human capital consulting services provider Aon PLC, as well as the Portfolio’s position in medical device maker Medtronic PLC, detracted from relative returns. Medtronic is not a benchmark constituent and was not held in the Portfolio at period-end.

Contributors:

Stock selection in the industrials sector contributed to relative performance. Within this sector, not holding shares of aerospace company The Boeing Co. and defense contractor Lockheed Martin Corp. benefited relative returns.

An underweight allocation and stock selection within the consumer staples sector bolstered relative results. Within this sector, not holding shares of beverage maker The Coca-Cola Co. aided relative performance.

Stock selection in both the financials and communication services sectors further supported relative returns. Within the financials sector, an overweight position in data provider MSCI, Inc. helped in relative terms. There were no individual stocks within the communication services sector that were among the Portfolio’s largest relative contributors during the period.

Stocks in other sectors that strengthened relative returns included overweight positions in credit card payment-processing solutions services provider Square, Inc., software company Adobe, Inc., and digital payment technology developer PayPal Holdings, Inc. Additionally, not owning shares of biotechnology firm Amgen Inc., holdings of cloud-based e-commerce platform operator Shopify, Inc., and the timing of the Portfolio’s underweight position in pharmaceutical company Merck & Co. further aided relative performance. Shopify is not a benchmark constituent.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	9.7%
Amazon.com, Inc.	Internet & Direct Marketing Retail	8.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.4%
Adobe, Inc.	Software	4.1%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.5%
Mastercard, Inc. (Class A Stock)	IT Services	3.3%
Visa, Inc. (Class A Stock)	IT Services	2.7%
PayPal Holdings, Inc.	IT Services	2.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.5%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

24

AST MFS Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	3.90%	9.96%	11.18%
Russell 1000® Value Index	2.80	9.74	11.14
S&P 500 Index	18.40	15.21	14.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST MFS Large-Cap Value Portfolio returned 3.90%. The Portfolio outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Markets experienced an extraordinarily sharp sell-off early in calendar-year 2020 (the reporting period) after the global outbreak of COVID-19. In many cases, markets also experienced an unusually rapid recovery later in the period as central banks and fiscal authorities worldwide implemented astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures designed to slow the spread of the virus. At the end of the period, the global economy appeared to have experienced the deepest, steepest, and possibly shortest recession since World War II. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be, and how quickly vaccines can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping restore market function, ease volatility, and stimulate a continued rebound. Late in the period, the Federal Reserve (the Fed) adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under the Fed’s previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement policies to address the pandemic — a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high yield credit market. The Organization of the Petroleum Exporting Countries Plus (OPEC+) later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resulting boost in demand, helped stabilize the price of crude oil. (OPEC+ is a loosely affiliated group consisting of the 13 OPEC member countries and 10 of the world’s major non-OPEC oil-exporting nations.)

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the crisis, only to end up with excess cash on their balance sheets.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

25

AST MFS Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

Contributors:

An underweight postion in both the energy and real estate sectors contributed to the Portfolio’s performance relative to the Index. Within the energy sector, the Portfolio’s underweight position in integrated oil and gas company Exxon Mobil Corp. aided relative results. There were no individual stocks within the real estate sector that were among the Portfolio’s largest relative contributors during the period. Exxon Mobil was not held in the Portfolio at period-end.

A combination of an overweight allocation and stock selection within the information technology sector aided relative returns, led by the Portfolio’s overweight holding of semiconductor company Texas Instruments, Inc. The Portfolio’s position in information technology-servicing firm Accenture PLC and avoiding poor-performing network equipment company Cisco Systems, Inc. also aided relative returns.

Stocks in other sectors that aided relative performance included avoiding both poor-performing telecommunication services provider AT&T, Inc. and financial services firm Bank of America Corp. Also adding to returns were overweight holdings of life sciences supply company Thermo Fisher Scientific, Inc.; healthcare equipment manufacturer Danaher Corp.; building, diversified technology, and manufacturing company Honeywell International, Inc.; and consumer credit reporting agency Equifax, Inc.

Detractors:

A combination of stock selection and an overweight position in the utilities sector detracted from relative performance. Here, the Portfolio’s overweight holdings of energy products and services supplier Dominion Energy, Inc. and power provider FirstEnergy Corp. weighed on relative returns. FirstEnergy was not held in the Portfolio at period-end.

An underweight allocation and stock selection within the consumer discretionary sector also held back relative performance. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period.

Elsewhere, holdings of integrated energy company Suncor Energy, Inc. (Canada) held back relative performance. Suncor is not a benchmark constituent and was not held in the Portfolio at period-end. The Portfolio’s overweight holdings of diversified financial services firm Citigroup Inc., financial services company U.S. Bancorp, and global security company Northrop Grumman Corp. negatively impacted relative results. Not owning both diversified entertainment company The Walt Disney Co. and retail giant Walmart, Inc. further dampened relative returns. Additionally, the timing of the Portfolio’s ownership in shares of semiconductor company Intel Corp. and an underweight holding of household products maker The Procter & Gamble Co. detracted from relative performance. Procter & Gamble was not held in the Portfolio at period-end.

Presentation of Portfolio Holdings — unaudited

AST MFS Large-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	4.4%
Johnson & Johnson	Pharmaceuticals	3.9%
Comcast Corp. (Class A Stock)	Media	3.4%
Medtronic PLC	Health Care Equipment & Supplies	2.9%
Honeywell International, Inc.	Industrial Conglomerates	2.9%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	2.6%
Accenture PLC (Class A Stock)	IT Services	2.6%
Aon PLC (Class A Stock)	Insurance	2.3%
Duke Energy Corp.	Electric Utilities	2.2%
Cigna Corp.	Health Care Providers & Services	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

26

AST Mid-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	34.84%	16.74%	13.34%
Russell Midcap® Growth Index	35.59	18.66	15.04
S&P MidCap 400 Index	13.66	12.35	11.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Mid-Cap Growth Portfolio returned 34.84%. The Portfolio underperformed the Russell Midcap Growth Index and outperformed the S&P MidCap 400 Index.

What were the market conditions during the reporting period?

Despite a year filled with multiple uncertainties, equity markets delivered strong returns during calendar-year 2020 (the reporting period). Following three quarters of extreme market gyrations, the fourth quarter of 2020 proved equally eventful. While market volatility continued through October, US elections in November and regulatory approval of two COVID-19 vaccines in December sparked a strong rally through the end of the period. The positive vaccine news pushed stock prices higher as markets anticipated a return to normal.

While a handful of mega-cap technology stocks drove much of the broad market index gains during the first three quarters of 2020, market leadership widened greatly in November as 467 of the S&P 500’s stocks rose in price. During the period, the S&P 500 returned 18.40%, the Russell 2000 Index 19.96%, and the Russell Midcap Index 17.10%.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio is subadvised by Victory Capital Management Inc. and MFS Investment Management. Stock selection and sector allocation contributed to returns relative to the Index during the period. Regarding stock selection, the Portfolio benefited from significant gains in the information technology, industrials, and financials sectors. These gains were offset somewhat by losses in the healthcare, real estate, and consumer staples sectors. Regarding allocation, the Portfolio benefited from an underweight position versus the Index in the poorly performing energy and consumer staples sectors. On the downside, the Portfolio’s overweight exposure to industrials detracted from relative returns as the sector lagged the overall Index during the period.

The Portfolio’s multi-subadvisor structure benefited investors as the complementary investment processes were able to counter certain stylistic factors prevalent during the period. The Portfolio allocates assets and net flows between the two underlying sleeves: the MFS sleeve, which follows a high-quality investment approach that focuses on stocks with improving earnings and strong cash flows; and the Victory sleeve, which is characterized by momentum-driven names with higher earnings and growth rates.

MFS’s more defensive strategy was successful during the severe market decline in the first quarter of 2020, delivering returns in excess of the Index and peer group median. However, the sleeve’s higher-quality holdings failed to keep up with the Index during the market’s rapid rebound in the second quarter. Victory’s momentum style struggled during the rocky first quarter but excelled during the second-quarter rebound. Both growth sleeves struggled somewhat during the fourth quarter as value factors began to win favor in other investment markets.

The Portfolio’s risk factor exposures had a positive impact on relative performance during the period. Risk factor exposures were neutral during the period as overweight exposures to momentum, growth, and size contributed to returns, while an underweight exposure to liquidity detracted from the Portfolio’s performance. The Portfolio held no derivatives during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

27

AST Mid-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
RingCentral, Inc. (Class A Stock)	Software	2.8%
Match Group, Inc.	Interactive Media & Services	2.0%
MSCI, Inc.	Capital Markets	2.0%
Take-Two Interactive Software, Inc.	Entertainment	1.9%
Bright Horizons Family Solutions, Inc.	Diversified Consumer Services	1.9%
Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	1.9%
Verisk Analytics, Inc.	Professional Services	1.7%
Synopsys, Inc.	Software	1.7%
Cadence Design Systems, Inc.	Software	1.7%
IAC/InterActiveCorp	Interactive Media & Services	1.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

28

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-1.78%	5.97%	8.86%
Russell MidCap® Value Index	4.96	9.73	10.49
Russell MidCap Index	17.10	13.40	12.41

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned -1.78%. The Portfolio underperformed both the Russell MidCap Value Index and the Russell MidCap Index.

What were the market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell Midcap Value Index, returned 4.96% in calendar-year 2020 (the reporting period). Given that growth was in favor in a market where higher-volatility stocks were generally embraced, the information technology and communication services sectors posted gains during the period. The materials and healthcare sectors also performed well, as inflation fears pushed commodity prices higher and demand for healthcare services increased due to the spread of COVID-19. On the other hand, the energy sector lost more than 33%, as crude oil prices collapsed in the first half of period due to a drop in demand and the start of a price war between Saudi Arabia and Russia.

From a risk perspective, more aggressive managers with larger market capitalizations and growth/momentum biases were in favor during the period, while value metrics such as low price-to-book and price-to-earnings ratios were decidedly out of favor. Finally, dividend-paying stocks underperformed as investors started to anticipate dividend cuts amid the COVID-19 pandemic.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio meaningfully underperformed the Index during the period, with both Neuberger Berman and LSV’s overexposure to value metrics detracting from performance as growth stocks significantly outperformed value stocks. Both of the Portfolio’s subadvisors also had exposure to companies with high debt ratios, which investors avoided as they started to doubt the viability of some of these companies amid the pandemic. Additionally, LSV, in particular, had an overexposure to dividend-paying companies, which suffered during the period.

From an asset selection standpoint, investments in the financials, industrials, and consumer discretionary sectors detracted from the Portfolio’s performance. These holdings were significantly affected at one point or another by the pandemic. Financials lagged when interest rates decreased, as it became apparent that COVID-19 was likely to have a large impact on the US economy. Industrial production and demand were hurt by shutdowns and by the reluctance of businesses to make large capital equipment purchases beyond technology. The pandemic also dampened consumers’ discretionary spending.

On the other hand, from a sector and industry standpoint, the Portfolio benefited from the decision by both subadvisors to stay away from poorly performing utilities and real estate stocks in favor of better-performing consumer staples and healthcare stocks. Finally, LSV was underexposed to some of the weakest-performing industries in the energy sector, such as oil equipment and exploration, which helped offset some negative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

29

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Neuberger Berman/LSV Mid-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Alexion Pharmaceuticals, Inc.	Biotechnology	2.5%
Zimmer Biomet Holdings, Inc.	Health Care Equipment & Supplies	1.4%
Aptiv PLC	Auto Components	1.5%
Molson Coors Beverage Co. (Class B Stock)	Beverages	1.4%
Wyndham Destinations, Inc.	Hotels, Restaurants & Leisure	1.3%
Evergy, Inc.	Electric Utilities	1.3%
AerCap Holdings NV (Ireland)	Trading Companies & Distributors	1.2%
MGM Resorts International	Hotels, Restaurants & Leisure	1.2%
State Street Corp.	Capital Markets	1.1%
General Dynamics Corp.	Aerospace & Defense	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

30

AST Small-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	48.39%	19.69%	14.46%
Russell 2000® Growth Index	34.63	16.36	13.48
Russell 2000® Index	19.96	13.26	11.20

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Small-Cap Growth Portfolio returned 48.39%. The Portfolio outperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

At the end of calendar-year 2020 (the reporting period), US equity valuations were high by historical standards. Still, stocks appeared to offer potential value when compared with low fixed income yields. The broad US equity market, represented by the S&P 500 Index, gained 18.40% during the period. Small-cap growth stocks, as measured by the Portfolio’s benchmark index, the Russell 2000 Growth Index (the Index), rose 34.63% during the period. Notably, the strong results for both indexes include the steep pandemic-related declines in first quarter of 2020, when the S&P 500 and the Index fell 19.60% and 25.76%, respectively.

Several sectors within the S&P 500 Index achieved double-digit gains during the period, led by the information technology, consumer discretionary, and communication services sectors. Small-cap growth stocks were led by the information technology, industrials, and health care sectors. The worst-performing sector during the period was energy, as it posted double-digit declines within both indexes.

The period was marked by political, economic, and health-related challenges. Given the COVID-19 pandemic, the Federal Reserve continued its accommodative stance and is expected to maintain its current target range for the federal funds rate at 0.00 — 0.25% for the foreseeable future. At the end of the period, real rates in the US were negative, which may limit the return potential for government debt but tends to be a positive for risk assets.

What strategies or holdings affected the Portfolio’s performance?

Amid the backdrop of a strong-performing equity market during the period, the Portfolio outperformed the Index due to its multi-manager structure and complementary investment styles. The Portfolio allocated assets and net flows between two underlying sleeves: 55% to the Emerald Mutual Fund Advisers Trust sleeve, which includes valuation sensitivity and a propensity to invest in biotech and pre-profit companies when risk-reward opportunities are presented, and 45% to the sleeve managed by UBS Asset Management Inc., which favors higher-quality, small-cap companies.

Overall stock selection was a significant relative contributor to the Portfolio’s performance over the period, adding value across all sectors except for the financials sector. Specifically, choices in the software, information technology services, health care technology, pharmaceuticals, entertainment, and diversified consumer services industries contributed to the Portfolio’s performance versus the Index. However, certain holdings among banks, insurance, and thrift & mortgage finance stocks detracted from relative results.

Overall, sector allocation decisions were positive and primarily driven by underweight positions in the industrials, real estate, utilities, and materials sectors. Exposure to the information technology sector added value, while consumer discretionary positioning weighed on results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

31

AST Small-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Chegg, Inc.	Diversified Consumer Services	2.1%
Rapid7, Inc.	Software	2.0%
NeoGenomics, Inc.	Life Sciences Tools & Services	1.9%
Chart Industries, Inc.	Machinery	1.7%
Churchill Downs, Inc.	Hotels, Restaurants & Leisure	1.5%
Freshpet, Inc.	Food Products	1.3%
National Vision Holdings, Inc.	Specialty Retail	1.2%
Planet Fitness, Inc. (Class A Stock)	Hotels, Restaurants & Leisure	1.1%
Varonis Systems, Inc.	Software	1.1%
AtriCure, Inc.	Health Care Equipment & Supplies	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

32

AST Small-Cap Growth Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	35.18%	17.73%	13.46%
Russell 2000® Growth Index	34.63	16.36	13.48
Russell 2000® Index	19.96	13.26	11.20

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Small-Cap Growth Opportunities Portfolio returned 35.18%. The Portfolio outperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) turned out to be a very strong one for small-cap stocks, despite the steep pandemic-related declines in the first quarter. Small-cap stocks, as represented by the Russell 2000 Index, began the first quarter with the largest quarterly loss in its more than 40-year history. From the depths of their March low through the end of the period, small-cap stocks rallied to a roughly 101% gain, capping off the fourth quarter with a 31.4% gain, the best quarter ever for the index.

In a continuation from 2019, value stocks continued to underperform growth stocks through much of the reporting period, with the Russell 2000 Value Index advancing 4.63% during the period and the Russell 2000 Growth Index gaining 34.63%. Against this backdrop, small-cap investment strategies with a bias toward higher-growth companies tended to outperform those focused on value and growth-at-a-reasonable-price. Thus, style was an important factor during the period.

Within the Portfolio’s benchmark index, the Russell 2000 Growth Index (the Index), the strongest-performing sector was health care, followed by information technology, industrials, and consumer discretionary. Meanwhile, the consumer staples, financials, and communications services sectors all gained but lagged the Index’s total return. Energy was the only sector to decline during the period.

What strategies or holdings affected the Portfolio’s performance?

Stock selection detracted from the Portfolio’s relative results, while sector allocation was positive. The Portfolio benefited from stock selection in the information technology, communications services, and health care sectors. On the downside, holdings in the consumer discretionary, financials, and industrials sectors hampered relative results. The Portfolio’s overweight to information technology was additive to relative results, as were allocation decisions in the health care and real estate sectors.

As in previous reporting periods, the Portfolio’s multi-subadvisor structure benefited investors during the reporting period, as the complementary investment processes benefited from certain stylistic factors. The Portfolio allocates assets and net flows between two underlying sleeves: 60% to the sleeve of the Portfolio managed by Wellington Management Company LLP, which includes a more-defensive, high-quality investment strategy that focuses on stocks with improving businesses and strong cash flows, and 40% to the sleeve of the Portfolio managed by Victory Capital Management Inc., which is characterized by more momentum-driven names with higher earnings and growth rates. Wellington’s more defensive strategy helped to temper the Portfolio’s results during the market decline in the first quarter of 2020, delivered more moderate results during the market’s significant rebound, and helped as value risk factors began to recover during the fourth quarter. Victory’s momentum strategy struggled during the first quarter; however, the sleeve recovered quickly and benefited from growth factor tailwinds until the fourth quarter when value risk factors improved. Both sleeves finished the fourth quarter with strong results relative to the Index.

The Portfolio’s risk factor exposures had a positive impact on relative performance during the period. Exposure to momentum and size (the larger end of the small-cap universe) contributed to results. Additionally, an underweight to value factors such as dividend yield and earnings yield also proved beneficial. For the period, the Portfolio’s overweight to beta was the largest detractor to relative results. The Portfolio held no derivatives during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

33

AST Small-Cap Growth Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth Opportunities (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Varonis Systems, Inc.	Software	1.5%
Freshpet, Inc.	Food Products	1.4%
Bandwidth, Inc. (Class A Stock)	Diversified Telecommunication Services	1.1%
LHC Group, Inc.	Health Care Providers & Services	1.1%
Churchill Downs, Inc.	Hotels, Restaurants & Leisure	1.1%
Mirati Therapeutics, Inc.	Biotechnology	1.1%
YETI Holdings, Inc.	Leisure Products	1.0%
Everbridge, Inc.	Software	1.0%
Amicus Therapeutics, Inc.	Biotechnology	1.0%
Apellis Pharmaceuticals, Inc.	Biotechnology	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

34

AST Small-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	0.86%	7.19%	8.08%
Russell 2000® Value Index	4.63	9.65	8.66
Russell 2000® Index	19.96	13.26	11.20

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Small-Cap Value Portfolio returned 0.86%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was a roller-coaster ride for equities, including small-cap stocks. Volatility was abundant given events such as the global COVID-19 pandemic, an oil price war, unprecedented fiscal and monetary stimulus from global governments and central banks, a US presidential election, and regulatory approval of two COVID-19 vaccines. For the period, the small-cap Russell 2000 Index gained 19.96%, modestly trailing the 20.89% advance of the broad-based Russell 3000 Index.

Value stocks underperformed growth stocks during the period by a greater degree than they did in 2019. During the period, the Portfolio’s benchmark index, the Russell 2000 Value Index (the Index), advanced 4.63% while the Russell 2000 Growth Index gained 34.63%. Against this backdrop, small-cap investment strategies with a value bias tended to underperform those focused on growth or relative value throughout most of the period. The exception was the fourth quarter, when value began to outpace growth.

Within the Index, there was a significant divergence in sector returns during the reporting period. As was the case in 2019, energy was by far the weakest-performing sector during the reporting period. Other sectors that declined included real estate, financials, communication services, and utilities. The strongest-performing sector was consumer staples (notably, a small weight in the Index) followed by health care, consumer discretionary, and information technology. Materials and industrials also outperformed with more moderate gains.

What strategies or holdings affected the Portfolio’s performance?

Versus the Index, the Portfolio’s sector allocations were beneficial, especially an underweight to the energy, financials, and real estate sectors and an overweight to consumer staples. However, this was offset by negative stock selection in most areas, most notably in the financials and industrial sectors. The positive contribution of the Portfolio favoring more-liquid small-cap stocks with some momentum and higher profitability characteristics was more than offset by its biases toward value and lower-beta, less-volatile stocks, which fell out of favor when the market snapped back after its large sell-off earlier in the period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Both of the Portfolio’s sleeves — one managed by LMCG Investments, LLC and the other managed by J.P. Morgan Investment Management, Inc., which each composed 40% and 60% of the Portfolio’s assets, respectively — lagged the Index during the period. Within the sleeve managed by LMCG, underperformance versus the Index was largely due to the market environment in the fourth quarter when its higher-quality and lower-beta composition was punished amid the strong snapback for value stocks. By sector, an overweight to consumer staples and underweight to real estate, energy, and financials was beneficial, while stock selections in health care, consumer discretionary, and industrials weighed on relative performance. The sleeve managed by J.P. Morgan Investment Management was most hurt by an overweight to value, given its investment process and value bias. Weak stock selection, particularly in banks and telecommunication services, hampered the sleeve’s results, while the performance of its risk exposures was beneficial overall given a tilt toward beta and higher volatility.

Regarding derivatives, the sleeve managed by J.P. Morgan Investment Management used equity index futures to gain exposure to equity markets. The small number of these instruments held during the period had no material impact on the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

35

AST Small-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Portland General Electric Co.	Electric Utilities	1.5%
First Horizon Corp.	Banks	1.2%
MGIC Investment Corp.	Thrifts & Mortgage Finance	0.9%
Murphy USA, Inc.	Specialty Retail	0.9%
Pinnacle Financial Partners, Inc.	Banks	0.9%
BankUnited, Inc.	Banks	0.9%
WESCO International, Inc.	Trading Companies & Distributors	0.9%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	Banks	0.8%
IDACORP, Inc.	Electric Utilities	0.8%
TreeHouse Foods, Inc.	Food Products	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

36

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	39.80%	21.40%	17.95%
Russell 1000® Growth Index	38.49	21.00	17.21
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST T. Rowe Price Large-Cap Growth Portfolio returned 39.80%. The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US stocks rose during calendar-year 2020 (the reporting period), despite the COVID-19 pandemic and the economic dislocations that it caused. In the first quarter of 2020, equities declined sharply as COVID-19 spread quickly in the US, prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts. The rebound continued during much of the third quarter as an economic recovery, coupled with progress in the development of COVID-19 vaccines and treatments, boosted stock prices. During the fourth quarter, stocks benefited from reduced political uncertainty as Joe Biden defeated incumbent Donald Trump in the November US presidential election. Regulatory approval of two COVID-19 vaccines in December, followed by the start of a global distribution of those vaccines, propelled equities higher by the end of the period.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark index, the Russell 1000 Growth Index, during the reporting period. Overall, sector allocation contributed to relative outperformance.

The communication services sector was the largest contributor to the Portfolio’s relative performance during the period due to selection of stocks such as Snap, Inc., which owns social media application Snapchat. Shares of the company rose during the period as more people used its services in response to social distancing measures, along with increased advertising demand and sales of higher-priced ads.

An underweight position in the consumer staples sector also contributed to relative results. T. Rowe Price maintained its underweight position in the sector, where attractive growth opportunities have been difficult to find. A lack of exposure to the weak real estate sector further aided relative performance.

In contrast, the information technology sector was the largest detractor from the Portfolio’s relative results, due to both security selection and the Portfolio’s underweight position in the sector. An underweight position in Apple, Inc. also detracted from relative performance. Apple’s shares outperformed during the period, driven by strength from its Mac and iPad computer products — which benefited from work-from-home and learn-at-home dynamics — and strong iPhone sales.

Poor stock selection in the consumer discretionary sector also had a negative impact, driven by a position in Alibaba Group Holding Ltd. Despite impressive growth and market share gains for its core e-commerce business, shares of Alibaba came under pressure during the period following the announcement of an antitrust investigation and the cancellation of the initial public offering of Ant Group, a digital payment company in which Alibaba owns a 33% stake.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

37

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	8.2%
Microsoft Corp.	Software	6.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	5.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.6%
Visa, Inc. (Class A Stock)	IT Services	4.1%
Global Payments, Inc.	IT Services	3.7%
salesforce.com, Inc.	Software	3.2%
PayPal Holdings, Inc.	IT Services	2.7%
Netflix, Inc.	Entertainment	2.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

38

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	2.09%	7.51%	7.61%
Russell 1000® Value Index	2.80	9.74	10.50
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST T. Rowe Price Large-Cap Value Portfolio returned 2.09%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were market conditions during the reporting period?

US stocks rose during calendar-year 2020 (the reporting period), despite the COVID-19 pandemic and the economic dislocations that it caused. In the first quarter of 2020, equities declined sharply as COVID-19 spread quickly in the US, prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts. The rebound continued during much of the third quarter, as an economic recovery, coupled with progress in the development of COVID-19 vaccines and treatments, boosted stock prices. During the fourth quarter, stocks benefited from reduced political uncertainty as Joe Biden defeated incumbent Donald Trump in the November US presidential election. Regulatory approval of two COVID-19 vaccines in December, followed by the start of a global distribution of those vaccines, propelled equities higher by the end of the period.

What strategies or holdings affected the Portfolio’s performance?

The information technology sector was the leading contributor to the Portfolio’s relative returns during the period, owing to favorable security selection such as chipmaker Qualcomm, Inc. Shares of the company rebounded from the first-quarter 2020 sell-off and rose considerably for the period after favorable earnings reports — which exceeded market expectations—and the unveiling of the company’s new Snapdragon 888 5G (fifth generation) mobile platform.

Both stock choices and an underweight position in the weak real estate sector had a positive impact on returns. Shares of Weyerhaeuser Co. — a pure-play timber real estate investment trust — finished higher during the period after strong quarterly results stemming from higher lumber and oriented strand board prices. The energy sector also contributed on a relative basis due to stock selection, most notably in Keystone pipeline operator TC Energy Corp., while an overweight exposure to the poorly performing sector overall partially offset the gains.

In contrast, stock selection in the consumer staples sector was a notable detractor, driven by shares of Tyson Foods, Inc. During the first half of the period, Tyson’s share price lagged the broader market as the company grappled with uncertainty stemming from the COVID-19 outbreak and a shift in focus from commercial to residential food production as more consumers ate at home. Additionally, the company’s shares were pressured due to reports of COVID-19 outbreaks at several of its plants.

The consumer discretionary sector also weighed on relative performance, due to an underweight position in the sector and weak stock choices, such as cruise company Carnival Corp. (the Portfolio’s position in the company was eliminated during the period) and casino operator Las Vegas Sands Corp. Shares of Las Vegas Sands finished lower during the period as the pandemic led to reduced occupancy at its properties. During the second half of the period, shares rebounded from their March lows after China resumed issuing tourist visas to its Macau gaming hub and the company’s casinos in the region exhibited strong virus management after reopening.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

39

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Morgan Stanley	Capital Markets	3.2%
General Electric Co.	Industrial Conglomerates	3.2%
Southern Co. (The)	Electric Utilities	2.7%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	2.6%
United Parcel Service, Inc. (Class B Stock)	Air Freight & Logistics	2.6%
Wells Fargo & Co.	Banks	2.5%
Chubb Ltd.	Insurance	2.5%
Microsoft Corp.	Software	2.3%
DuPont de Nemours, Inc.	Chemicals	2.3%
TOTAL SE (France), ADR	Oil, Gas & Consumable Fuels	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

40

AST T. Rowe Price Natural Resources Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-2.22%	5.54%	-0.15%
Lipper Global Natural Resources Fund Index	-1.30	3.92	-2.49
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST T. Rowe Price Natural Resources Portfolio returned -2.22%. The Portfolio underperformed both the Lipper Global Natural Resources Fund Index and the S&P 500 Index.

What were market conditions during the reporting period?

The MSCI World Select Natural Resources Index declined during calendar-year 2020 (the reporting period) and underperformed the broader S&P 500 Index. The COVID-19 pandemic sharply curtailed economic activity in March and April of 2020, destroying demand for many commodities. A coinciding oil production disagreement between OPEC (Organization of the Petroleum Exporting Countries) nations caused oil prices to crater, with West Texas Intermediate crude oil futures going briefly negative, further punishing equities levered to the energy sector. Although oil prices recovered late in the period as promising COVID-19 vaccine developments raised hopes for a return to more normalized demand, stocks in the energy sector did not. Meanwhile, gold, silver, and other precious metals and minerals benefited from economic uncertainty, US dollar depreciation, and low interest rates. Copper, steel, and iron ore producers also saw improving demand as economic activity resumed with easing lockdown restrictions.

What strategies or holdings affected the Portfolio’s performance?

An underweight allocation in, and stock selection within, the diversified metals and mining sector was the largest detractor from the Portfolio’s relative performance during the reporting period. More specifically, the Portfolio’s lack of exposure to several lower-quality, high-beta, pure-play copper names detracted from relative performance as the market looked beyond high-leverage profiles to push these stocks meaningfully higher. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Adverse stock choices and an underweight position in the electrical components and equipment sector also hindered relative results. Schneider Electric SE delivered strong absolute returns during the period, but the France-based electrical power products manufacturer trailed the sector’s overall performance, especially companies levered to solar technology. In T. Rowe Price’s view, Schneider Electric has a strong position in many of its well-diversified end markets. Further, T. Rowe Price believes the benefits of the company’s diversification came through during the period, as it proved resilient due to the company’s management focusing on areas of greatest growth potential.

An overweight position in the oil and gas equipment and services sector further hampered the Portfolio’s relative performance, although this was partially offset by strong stock selection within the industry.

Conversely, an overweight allocation to specialty chemicals was the largest contributor to the Portfolio’s relative performance during the period. Given T. Rowe Price’s bearish long-term outlook for commodities, it favored defensive industries like specialty chemicals — which typically benefit from lower prices for energy and other natural resources — due in part to lower input costs leading to potentially higher profit margins. Within the industry, T. Rowe Price preferred names it feels operate high-quality businesses.

Electric utilities also had a positive impact on the Portfolio’s relative performance due to an overweight exposure within this sector. In T. Rowe Price’s view, the trends toward increasing adoption of renewable energy and electric vehicles, as well as the associated need for the electric grid modernization, should be secular tailwinds for electric utilities. For these reasons, T. Rowe Price believes the industry should also benefit from increasing interest in investment strategies that incorporate environmental, social, and governance considerations.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

41

AST T. Rowe Price Natural Resources Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

T. Rowe Price continues to believe the global commodities market is in a long-term, secular downcycle, although there will likely be short periods of cyclical disruption. T. Rowe Price remains committed to its bottom-up stock-selection process and its philosophy of buying and holding the stocks of a diverse selection of fundamentally sound natural resources companies with solid balance sheets and quality management teams.

The Portfolio did not hold derivatives as of the end of the period. Rights were held during the period.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Natural Resources (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
TOTAL SE	Integrated Oil & Gas	France	4.4%
Linde PLC	Industrial Gases	United Kingdom	2.9%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	2.2%
BHP Group Ltd.	Diversified Metals & Mining	Australia	2.1%
Boliden AB	Diversified Metals & Mining	Sweden	2.1%
Packaging Corp. of America	Paper Packaging	United States	2.1%
Sherwin-Williams Co. (The)	Specialty Chemicals	United States	2.0%
Air Products & Chemicals, Inc.	Industrial Gases	United States	2.0%
Galp Energia SGPS SA	Integrated Oil & Gas	Portugal	1.9%
Equinor ASA	Integrated Oil & Gas	Norway	1.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

42

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-5.81%	4.83%	7.48%
Russell MidCap® Value Index	4.96	9.73	10.49
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST WEDGE Capital Mid-Cap Value Portfolio returned -5.81%. The Portfolio underperformed both the Russell MidCap Value Index and the S&P 500 Index.

What were the market conditions during reporting period?

During calendar-year 2020 (the reporting period), an unprecedented market sell-off in March was swiftly followed by a recovery driven by accommodative US monetary and fiscal policy and the rapid development of multiple vaccines. While growth stocks outperformed value stocks for much of the period, value returned to favor later in the period, with the Portfolio’s benchmark index, the Russell Midcap Value Index, gaining 20.43% in the fourth quarter of 2020 compared to the 19.02% return for the Russell Midcap Growth Index. As value returned to favor, the Portfolio outperformed the Russell Midcap Value Index in the fourth quarter, gross of fees. However, for the full year, the mid-cap growth category outperformed mid-cap value category by over 30%.

What strategies or holdings affected the Portfolio’s performance?

Relative to the Index, the Portfolio had the largest overweight positions in the finance (insurance and banking), consumer services, and retail sectors during the period, while the largest underweights were in the technology, consumer staples, and consumer durables sectors. The Portfolio’s value was less expensive than its benchmark’s value during the period, with modestly higher leverage, beta, and earnings volatility. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or an index.) Wedge Capital sees this lower relative value as a key imbalance in the current market environment and that investors may benefit if this trend reverses.

Portfolio performance for the period was positively impacted by stock selection in certain sectors. In the retail sector, Qurate Retail, Inc, shares represented 2.8% of the overall Portfolio weight and added 247 basis points to the Portfolio’s relative performance. (One basis point equals 0.01%.) In the finance sector, Ally Financial, Inc. shares represented 3.84% and added 117 basis points. And in the technology sector, Marvell Technology Group Ltd. shares represented 2.38% and added 105 basis points. As a sector, retail was an overweight, representing 6.19% of the Portfolio’s weight and adding 28 basis points, compared with that sector’s 3.28% weight in the Index.

Negatively impacting the Portfolio during the period was stock selection in other sectors. In the utilities sector, FirstEnergy Corp. shares detracted 139 basis points from the Portfolio’s relative performance and was sold during the period. In the health care sector, Universal Health Services, Inc. shares represented 3.73% of the overall Portfolio weight and detracted 122 basis points. In the finance sector, EPR Properties shares represented 2.02% and detracted 143 basis points. As a sector, technology was an underweight, representing 3.43% of the Portfolio’s weight and detracting 122 basis points, compared with that sector’s 9.77% weight in the Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

43

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST WEDGE Capital Mid-Cap Value (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Ally Financial, Inc.	Consumer Finance	4.1%
Republic Services, Inc.	Commercial Services & Supplies	3.4%
Altice USA, Inc. (Class A Stock)	Media	3.3%
Universal Health Services, Inc. (Class B Stock)	Health Care Providers & Services	3.2%
Evergy, Inc.	Electric Utilities	3.1%
Packaging Corp. of America	Containers & Packaging	3.1%
Entergy Corp.	Electric Utilities	3.1%
Dover Corp.	Machinery	3.1%
PROG Holdings, Inc.	Consumer Finance	3.1%
Zimmer Biomet Holdings, Inc.	Health Care Equipment & Supplies	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

44

AST Wellington Management Hedged Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	6.66%	8.13%	7.18%
Blended Index	12.82	9.83	8.41
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Wellington Management Hedged Equity Portfolio returned 6.66%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

For calendar-year 2020 (the reporting period), global equities rose 17.05%, as measured by the Portfolio’s custom blended equity benchmark index, consisting of 70% of the Russell 3000 Index and 30% of the MSCI EAFE Index. Global equities ended the first quarter of 2020 sharply lower, as COVID-19 spread rapidly across the globe, causing severe disruption to financial markets and economies. In March, the World Health Organization declared the outbreak a pandemic. Market volatility remained extremely high, and liquidity plunged to record lows. In response, the US government unleashed a massive fiscal stimulus plan to stem economic damage. The European Union (EU) suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. The price of oil plunged to its lowest level since 2002.

Global equities rebounded during the second quarter, as markets were fueled by optimism about successful early-stage COVID-19 vaccine trials, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new infections declined in many countries, governments gradually lifted lockdown restrictions to support their economic recoveries. The European Commission announced a proposal for a €750 billion recovery fund to provide grants and loans to eurozone economies that had been devastated by the pandemic. After plummeting to historic lows in April amid a pandemic-induced collapse in demand, oil rebounded later in the second quarter as the global economy began to recover.

Global equities rose in the third quarter, as markets were bolstered by the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for imminent approval of COVID-19 vaccines. However, the pandemic threatened economic recovery, as the worldwide death toll and infections increased. The EU reached an agreement on a proposed recovery fund to aid countries in the region hurt most by the pandemic. The US grappled with political uncertainty ahead of the presidential election in November and lack of additional fiscal stimulus. The United Kingdom’s (UK) negotiations to leave the European Union deteriorated.

In the fourth quarter, global equities rose again. Markets rebounded sharply after two COVID-19 vaccines proved to be highly effective in clinical trials and subsequently received regulatory approval, fueling optimism that the pandemic could be alleviated. Despite this favorable development, the logistical challenges of distributing and administering the vaccines remained significant. In the US, infections hit record highs in the fourth quarter, while Congress agreed on a pandemic relief plan that extended many of the relief measures passed earlier in the period. The European Central Bank expanded its massive monetary stimulus program by €500 billion, as new lockdown measures weighed on the eurozone’s economic recovery. The UK and the EU agreed on a trade deal, setting the terms for a post-Brexit future and ending four years of political negotiations.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 7.53% gross of fees during the reporting period, underperforming its blended benchmark index, which consists of 50% Russell 3000 Index / 20% MSCI EAFE Index / 30% US Treasury bills. The Portfolio’s underlying equity strategy also underperformed its blended equity benchmark index consisting of 70% Russell 3000 Index / 30% MSCI EAFE Index. While the Portfolio outperformed during the first-quarter market decline and during the modest pullback in September and October, it lagged its blended benchmark index during the sharp rallies from April to August and November/December. Underperformance during these strong rallies drove the Portfolio’s relative underperformance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

45

AST Wellington Management Hedged Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Within the Portfolio’s equity component, sector allocation, a residual of the underlying managers’ bottom-up stock selection process, was the primary driver of relative underperformance for the period, led by an underweight allocation to information technology and an overweight allocation to financials. This was partially offset by a positive contribution from an underweight allocation to energy. From a regional perspective, the Portfolio’s underweight exposures to Europe and the Asia-Pacific region (including Japan) were additive, but they were partially offset by an overweight exposure to North America that was a negative contribution.

Security selection also detracted from results. Weak selection in the consumer discretionary and information technology sectors was only partially offset by stronger selection within the financials, real estate, and communication services sectors. From a regional perspective, security selection was weak in North America, Europe, and Japan.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark index, were to the industrials, financials, and consumer staples sectors. Its largest underweight positions were in the information technology, communication services, and consumer discretionary sectors.

The Portfolio’s derivatives-based risk management strategy, which is designed to mitigate capital losses in periods when equity markets decline, contributed to the overall performance over the period due to its strong performance during the market decline in February and March of 2020.

Presentation of Portfolio Holdings — unaudited

AST Wellington Management Hedged Equity (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
TJX Cos., Inc. (The)	Specialty Retail	2.2%
Johnson & Johnson	Pharmaceuticals	1.9%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.9%
Medtronic PLC	Health Care Equipment & Supplies	1.8%
Chubb Ltd.	Insurance	1.6%
American Express Co.	Consumer Finance	1.5%
Union Pacific Corp.	Road & Rail	1.2%
Canadian National Railway Co. (Canada)	Road & Rail	1.1%
Coca-Cola Co. (The)	Beverages	1.1%
McDonald’s Corp.	Hotels, Restaurants & Leisure	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

46

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of the Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (GD) (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofAML 3-Month US Treasury Bill Index (30%), an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 1000 Value Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Index is an unmanaged market capitalization weighted index representing the smallest 800 companies in the Russell 1000 index.

Russell MidCap Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2020

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 and S&P MidCap 400 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$1,116.90	1.10%	$5.85
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58

AST Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,329.40	1.30%	$7.61
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60

AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,351.60	1.05%	$6.21
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Hotchkis & Wiley Large-Cap Value Portfolio	Actual	$1,000.00	$1,310.50	0.82%	$4.76
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17

AST International Growth Portfolio	Actual	$1,000.00	$1,275.90	1.09%	$6.24
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

AST International Value Portfolio	Actual	$1,000.00	$1,208.50	1.11%	$6.16
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$1,235.90	1.05%	$5.90
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,307.90	0.98%	$5.69
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST Large-Cap Core Portfolio	Actual	$1,000.00	$1,198.50	0.81%	$4.48
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12

AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,202.40	0.91%	$5.04
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2020

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST MFS Global Equity Portfolio	Actual	$1,000.00	$1,238.90	1.12%	$6.30
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

AST MFS Growth Portfolio	Actual	$1,000.00	$1,196.20	0.96%	$5.30
	Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88

AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,189.70	0.92%	$5.06
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,283.90	1.05%	$6.03
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,301.90	1.01%	$5.84
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13

AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,433.90	1.00%	$6.12
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08

AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$1,379.90	1.06%	$6.34
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,349.70	1.11%	$6.56
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,254.00	0.90%	$5.10
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

AST T. Rowe Price Large-Cap Value Portfolio	Actual	$1,000.00	$1,259.30	0.81%	$4.60
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12

AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$1,246.20	1.06%	$5.98
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

AST WEDGE Capital Mid-Cap Value Portfolio	Actual	$1,000.00	$1,318.20	1.09%	$6.35
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,142.00	1.06%	$5.71
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A —	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ADR —	American Depositary Receipt
AQUIS —	Aquis Exchange
CVA —	Certificate Van Aandelen (Bearer)
CVT —	Convertible Security
ETF —	Exchange-Traded Fund
GDR —	Global Depositary Receipt
LIBOR —	London Interbank Offered Rate
LP —	Limited Partnership
MLP —	Master Limited Partnership
MSCI —	Morgan Stanley Capital International
NVDR —	Non-voting Depositary Receipt
NYSE —	New York Stock Exchange
OTC —	Over-the-counter
PJSC —	Public Joint-Stock Company
PP —	Partly Paid
PRFC —	Preference Shares
REITs —	Real Estate Investment Trust
RTS —	Russian Trading System
S&P —	Standard & Poor’s
SPDR —	Standard & Poor’s Depositary Receipts
TSX —	Toronto Stock Exchange
UTS —	Unit Trust Security
XHKG —	Hong Kong Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS	Shares	Value
Casinos & Gaming — 2.5%
Boyd Gaming Corp.*	121,546	$5,216,754
Caesars Entertainment, Inc.*	111,604	8,288,829

		13,505,583

Diversified REITs — 3.7%
VEREIT, Inc.	420,835	15,903,355
WP Carey, Inc.	65,249	4,605,274

		20,508,629

Health Care REITs — 12.7%
Healthcare Trust of America, Inc. (Class A Stock)(a)	291,334	8,023,338
Healthpeak Properties, Inc.	804,078	24,307,278
Medical Properties Trust, Inc.	395,648	8,621,170
Omega Healthcare Investors, Inc.	164,949	5,990,948
Ventas, Inc.	344,843	16,911,101
Welltower, Inc.	83,886	5,420,713

		69,274,548

Hotel & Resort REITs — 1.7%
Host Hotels & Resorts, Inc.	373,131	5,458,907
Park Hotels & Resorts, Inc.	216,260	3,708,859

		9,167,766

Industrial REITs — 11.5%
Americold Realty Trust	317,483	11,851,640
Duke Realty Corp.	678,068	27,102,378
First Industrial Realty Trust, Inc.	96,177	4,051,937
Prologis, Inc.	199,830	19,915,058

		62,921,013

Office REITs — 1.2%
Hudson Pacific Properties, Inc.	265,680	6,381,634

Real Estate Services — 1.5%
Jones Lang LaSalle, Inc.*	57,049	8,464,360

Residential REITs — 12.3%
Apartment Income REIT Corp.*	120,343	4,622,375
Essex Property Trust, Inc.	74,410	17,666,422
Invitation Homes, Inc.	395,441	11,744,598
Sun Communities, Inc.	76,262	11,588,011
UDR, Inc.	569,068	21,869,283

		67,490,689

Retail REITs — 10.1%
Agree Realty Corp.(a)	80,493	5,359,224
Simon Property Group, Inc.	359,828	30,686,132
SITE Centers Corp.	354,947	3,592,063
Spirit Realty Capital, Inc.	387,947	15,583,831

		55,221,250

	Shares	Value

COMMON STOCKS (continued)
Specialized REITs — 40.6%
American Tower Corp.	160,294	$35,979,591
Crown Castle International Corp.	160,439	25,540,284
CyrusOne, Inc.	244,359	17,874,861
Digital Realty Trust, Inc.	36,907	5,148,896
Equinix, Inc.	34,290	24,489,232
Extra Space Storage, Inc.	157,339	18,229,297
Public Storage	130,651	30,171,235
QTS Realty Trust, Inc. (Class A Stock)(a)	64,712	4,004,379
SBA Communications Corp.	71,381	20,138,722
VICI Properties, Inc.(a)	774,999	19,762,474
Weyerhaeuser Co.	618,931	20,752,756

		222,091,727

TOTAL LONG-TERM INVESTMENTS (cost $487,199,780)		535,027,199

SHORT-TERM INVESTMENTS — 6.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	9,299,798	9,299,798
PGIM Institutional Money Market Fund (cost $23,816,198; includes $23,811,309 of cash collateral for securities on loan)(b)(w)	23,828,112	23,816,198

TOTAL SHORT-TERM INVESTMENTS (cost $33,115,996)		33,115,996

TOTAL INVESTMENTS — 103.9% (cost $520,315,776)		568,143,195
Liabilities in excess of other assets — (3.9)%		(21,335,974)

NET ASSETS — 100.0%		$546,807,221

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,553,177; cash collateral of $23,811,309 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Casinos & Gaming	$13,505,583	$—	$—
Diversified REITs	20,508,629	—	—
Health Care REITs	69,274,548	—	—
Hotel & Resort REITs	9,167,766	—	—
Industrial REITs	62,921,013	—	—
Office REITs	6,381,634	—	—
Real Estate Services	8,464,360	—	—
Residential REITs	67,490,689	—	—
Retail REITs	55,221,250	—	—
Specialized REITs	222,091,727	—	—
Affiliated Mutual Funds	33,115,996	—	—

Total	$568,143,195	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Specialized REITs	40.6%
Health Care REITs	12.7
Residential REITs	12.3
Industrial REITs	11.5
Retail REITs	10.1
Affiliated Mutual Funds (4.4% represents investments purchased with collateral from securities on loan)	6.1
Diversified REITs	3.7
Casinos & Gaming	2.5

Hotel & Resort REITs	1.7%
Real Estate Services	1.5
Office REITs	1.2

103.9
Liabilities in excess of other assets	(3.9)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$23,553,177	$(23,553,177)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $23,553,177:
Unaffiliated investments (cost $487,199,780)	$535,027,199
Affiliated investments (cost $33,115,996)	33,115,996
Dividends receivable	2,185,569
Receivable for investments sold	2,183,185
Receivable for Portfolio shares sold	9,478
Prepaid expenses	9,368

Total Assets	572,530,795

LIABILITIES
Payable to broker for collateral for securities on loan	23,811,309
Payable for investments purchased	1,536,604
Management fee payable	159,312
Accrued expenses and other liabilities	133,201
Payable for Portfolio shares purchased	66,586
Distribution fee payable	14,743
Trustees’ fees payable	1,418
Affiliated transfer agent fee payable	401

Total Liabilities	25,723,574

NET ASSETS	$546,807,221

Net assets were comprised of:
Partners’ Equity	$546,807,221

Net asset value and redemption price per share, $546,807,221 / 38,929,703 outstanding shares of beneficial interest	$14.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$13,530,750
Income from securities lending, net (including affiliated income of $108,324)	115,852
Affiliated dividend income	45,256

Total income	13,691,858

EXPENSES
Management fee	4,161,841
Distribution fee	1,255,951
Custodian and accounting fees	73,573
Legal fees and expenses	26,182
Audit fee	23,463
Trustees’ fees	16,210
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,814
Miscellaneous	34,092

Total expenses	5,603,162
Less: Fee waiver and/or expense reimbursement	(172,666)

Net expenses	5,430,496

NET INVESTMENT INCOME (LOSS)	8,261,362

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(80,448))	(32,578,397)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(3,074))	(7,839,780)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(40,418,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,156,815)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,261,362	$8,677,307
Net realized gain (loss) on investment transactions	(32,578,397)	90,213,337
Net change in unrealized appreciation (depreciation) on investments	(7,839,780)	58,531,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,156,815)	157,421,991

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [16,957,675 and 3,193,472 shares, respectively]	205,363,482	41,126,165
Portfolio shares purchased [20,657,385 and 6,455,809 shares, respectively]	(242,815,559)	(87,900,325)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(37,452,077)	(46,774,160)

CAPITAL CONTRIBUTIONS	—	217

TOTAL INCREASE (DECREASE)	(69,608,892)	110,648,048
NET ASSETS:
Beginning of year	616,416,113	505,768,065

End of year	$546,807,221	$616,416,113

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 96.2%
COMMON STOCKS — 95.3%	Shares	Value
Brazil — 2.4%
Ambev SA	711,462	$2,150,015
B3 SA - Brasil Bolsa Balcao	356,400	4,234,717
Banco do Brasil SA	110,300	823,794
BB Seguridade Participacoes SA	137,482	787,004
BRF SA*	71,200	299,782
Cia Siderurgica Nacional SA	84,500	508,216
Cosan Ltd. (Class A Stock)	199,877	3,683,733
CPFL Energia SA	75,200	471,452
Hapvida Participacoes e Investimentos SA, 144A	105,800	310,883
Hypera SA	20,700	134,574
Klabin SA, UTS	24,900	127,142
Notre Dame Intermedica Participacoes SA	7,000	105,656
Odontoprev SA	682,400	1,907,142
Petrobras Distribuidora SA	163,700	694,308
Telefonica Brasil SA	19,200	173,148
Vale SA, ADR	122,152	2,047,267
WEG SA	18,300	266,431

		18,725,264

Chile — 0.1%
Banco Santander Chile, ADR	36,210	687,628
Colbun SA	1,057,589	187,399
Falabella SA	56,860	209,317

		1,084,344

China — 30.5%
3SBio, Inc., 144A*	820,603	751,682
Alibaba Group Holding Ltd., ADR*	134,984	31,414,825
Alibaba Health Information Technology Ltd.*	320,000	953,657
A-Living Smart City Services Co. Ltd. (Class H Stock), 144A	27,250	121,435
Aluminum Corp. of China Ltd. (Class H Stock)*	1,442,000	510,771
Anhui Conch Cement Co. Ltd. (Class A Stock)	19,100	151,479
Anhui Conch Cement Co. Ltd. (Class H Stock)	162,442	1,018,200
Autohome, Inc., ADR	636	63,358
BAIC Motor Corp. Ltd. (Class H Stock), 144A	1,813,900	676,413
Baidu, Inc., ADR*	7,326	1,584,174
Bank of Beijing Co. Ltd. (Class A Stock)	136,600	101,662
Bank of China Ltd. (Class H Stock)	4,204,000	1,437,879
Bank of Communications Co. Ltd. (Class H Stock)	186,000	98,555
Bank of Ningbo Co. Ltd. (Class A Stock)	34,600	187,820
BeiGene Ltd., ADR*	1,427	368,723
Beijing Enterprises Holdings Ltd.	41,152	134,769
Bilibili, Inc., ADR*(a)	3,995	342,451
BOE Technology Group Co. Ltd.
(Class A Stock)	318,000	292,965
Brilliance China Automotive Holdings Ltd.	2,720,000	2,485,729

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
BYD Co. Ltd. (Class A Stock)	17,700	$530,653
BYD Co. Ltd. (Class H Stock)	39,000	1,027,832
China CITIC Bank Corp. Ltd. (Class H Stock)	4,896,698	2,080,424
China Construction Bank Corp. (Class H Stock)	9,530,669	7,249,227
China Education Group Holdings Ltd.	154,000	297,716
China Everbright Bank Co. Ltd. (Class H Stock)	1,560,000	595,478
China Everbright Environment Group Ltd.	198,000	112,247
China Evergrande Group	104,830	201,813
China Fortune Land Development Co. Ltd. (Class A Stock)	45,290	90,198
China Gas Holdings Ltd.	1,134,400	4,521,275
China Hongqiao Group Ltd.	1,307,500	1,202,958
China Life Insurance Co. Ltd. (Class H Stock)	1,036,000	2,286,279
China Longyuan Power Group Corp. Ltd. (Class H Stock)	110,000	110,946
China Medical System Holdings Ltd.	325,959	365,384
China Merchants Bank Co. Ltd. (Class A Stock)	31,836	215,155
China Merchants Bank Co. Ltd. (Class H Stock)	850,500	5,383,365
China Merchants Port Holdings Co. Ltd.	176,000	215,927
China Merchants Securities Co. Ltd. (Class A Stock)	76,900	275,361
China Minsheng Banking Corp. Ltd. (Class H Stock)	304,000	173,534
China Mobile Ltd.	211,302	1,208,139
China National Building Material Co. Ltd. (Class H Stock)	976,554	1,176,029
China Overseas Land & Investment Ltd.	131,799	287,087
China Pacific Insurance Group Co. Ltd. (Class A Stock)	21,600	127,646
China Pacific Insurance Group Co. Ltd. (Class H Stock)	1,377,200	5,401,452
China Petroleum & Chemical Corp. (Class H Stock)	3,308,000	1,479,316
China Resources Cement Holdings Ltd.	483,447	541,357
China Resources Land Ltd.	498,144	2,060,540
China Resources Pharmaceutical Group Ltd., 144A	1,143,941	589,471
China Resources Power Holdings Co. Ltd.	158,000	170,542
China Shenhua Energy Co. Ltd. (Class H Stock)	218,000	411,648
China Shipbuilding Industry Co. Ltd. (Class A Stock)*	47,040	30,296
China State Construction Engineering Corp. Ltd. (Class A Stock)	86,700	66,195
China Taiping Insurance Holdings Co. Ltd.	247,800	448,103
China Tourism Group Duty Free Corp. Ltd. (Class A Stock)	13,993	607,099

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
China Traditional Chinese Medicine Holdings Co. Ltd.	222,000	$110,350
China Unicom Hong Kong Ltd.	210,000	120,692
China Vanke Co. Ltd. (Class A Stock)	26,100	115,126
China Vanke Co. Ltd. (Class H Stock)	84,084	290,592
China Yangtze Power Co. Ltd. (Class A Stock)	25,700	75,689
China Yuhua Education Corp. Ltd., 144A	136,000	118,664
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	534,000	218,205
CITIC Ltd.	3,042,187	2,157,557
CITIC Securities Co. Ltd. (Class A Stock)	73,000	328,304
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*	168,500	202,759
Country Garden Holdings Co. Ltd.	313,042	433,593
CSPC Pharmaceutical Group Ltd.	1,474,480	1,513,259
Dali Foods Group Co. Ltd., 144A	199,791	114,541
Far East Horizon Ltd.	259,000	267,219
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	11,123	343,480
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	77,261	570,824
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	28,000	154,569
GDS Holdings Ltd., ADR*	2,216	207,506
GSX Techedu, Inc., ADR*(a)	2,378	122,966
Guangdong Investment Ltd.	1,138,000	2,051,223
Guotai Junan Securities Co. Ltd. (Class A Stock)	69,300	186,690
Haier Smart Home Co. Ltd. (Class A Stock)	75,900	340,454
Haier Smart Home Co. Ltd. (Class H Stock)*	944,545	3,423,655
Haitong Securities Co. Ltd. (Class A Stock)	167,900	331,758
Hengan International Group Co. Ltd.	149,000	1,057,229
Huatai Securities Co. Ltd. (Class A Stock)	80,700	223,283
Huayu Automotive Systems Co. Ltd. (Class A Stock)	60,819	269,543
Huazhu Group Ltd., ADR	648	29,179
Industrial & Commercial Bank of China Ltd. (Class H Stock)	5,967,000	3,875,158
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	917,723	6,259,666
JD.com, Inc., ADR*	85,505	7,515,890
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	40,240	689,872
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	89,941	3,254,368
Jiangxi Copper Co. Ltd. (Class H Stock)	254,000	400,387
Joyoung Co. Ltd.	381,909	1,881,947
JOYY, Inc., ADR(a)	503	40,230
KE Holdings, Inc., ADR*(a)	4,554	280,253
Kingboard Holdings Ltd.	126,000	531,057
Kunlun Energy Co. Ltd.	528,285	457,767

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Kweichow Moutai Co. Ltd. (Class A Stock)	2,900	$888,659
Lee & Man Paper Manufacturing Ltd.	150,000	123,169
Lenovo Group Ltd.	786,000	742,320
Li Ning Co. Ltd.	17,074	118,121
Longfor Group Holdings Ltd., 144A	70,674	414,567
Luxshare Precision Industry Co. Ltd. (Class A Stock)	48,228	414,836
Luzhou Laojiao Co. Ltd. (Class A Stock)	12,735	442,294
Meituan (Class B Stock)*	315,522	12,034,418
Midea Group Co. Ltd. (Class A Stock)	442,548	6,689,909
Minth Group Ltd.	660,000	3,494,533
NARI Technology Co. Ltd. (Class A Stock)	79,600	325,533
NetEase, Inc.	94,100	1,801,008
NetEase, Inc., ADR	12,090	1,157,859
New China Life Insurance Co. Ltd. (Class A Stock)	27,900	248,776
New Oriental Education & Technology Group, Inc., ADR*	5,184	963,239
NIO, Inc., ADR*	39,601	1,930,153
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	1,097,000	349,315
PICC Property & Casualty Co. Ltd. (Class H Stock)	2,160,743	1,639,420
Pinduoduo, Inc., ADR*	12,153	2,159,224
Ping An Bank Co. Ltd. (Class A Stock)	948,100	2,816,104
Ping An Insurance Group Co. of China Ltd. (Class A Stock)	21,600	288,383
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	1,369,500	16,821,871
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	41,300	100,320
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	5,494,000	3,109,436
Prosus NV*	90,713	9,880,413
SAIC Motor Corp. Ltd. (Class A Stock)	52,100	196,138
Sany Heavy Industry Co. Ltd. (Class A Stock)	79,300	427,483
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	649,500	3,125,183
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	437,962	774,451
Shenwan Hongyuan Group Co. Ltd. (Class A Stock)	227,500	184,525
Shenzhen International Holdings Ltd.	151,500	245,481
Shimao Group Holdings Ltd.	68,297	217,862
Sinopec Engineering Group Co. Ltd. (Class H Stock)	164,500	71,287
Sinopharm Group Co. Ltd. (Class H Stock)	308,400	753,697
Sinotruk Hong Kong Ltd.	438,396	1,126,044
Sunac China Holdings Ltd.	110,318	408,832
Suning.Com Co. Ltd. (Class A Stock)	237,700	281,980
Sunny Optical Technology Group Co. Ltd.	196,100	4,310,843
TAL Education Group, ADR*	9,864	705,375
Tencent Holdings Ltd.	263,794	19,161,894

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Tingyi Cayman Islands Holding Corp.	1,652,000	$2,831,795
Topsports International Holdings Ltd., 144A	1,653,000	2,482,616
Trip.com Group Ltd., ADR*	12,255	413,361
Uni-President China Holdings Ltd.	287,789	293,623
Vipshop Holdings Ltd., ADR*	12,738	358,065
Want Want China Holdings Ltd.	397,000	287,909
Wuliangye Yibin Co. Ltd. (Class A Stock)	12,949	579,571
Xiaomi Corp. (Class B Stock), 144A*	366,800	1,580,016
Xinyi Solar Holdings Ltd.	58,000	153,669
Yonghui Superstores Co. Ltd. (Class A Stock)	138,600	152,759
Yum China Holdings, Inc. (NYSE)	9,211	525,856
Yum China Holdings, Inc. (XHKG)	26,250	1,505,368
Zai Lab Ltd., ADR*	2,156	291,793
Zhejiang Expressway Co. Ltd. (Class H Stock)	118,000	100,004
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	18,800	82,438
Zoomlion Heavy Industry Science &
Technology Co. Ltd. (Class H Stock)	279,800	337,828
ZTO Express Cayman, Inc., ADR	8,334	243,019

		237,967,388

Czech Republic — 0.0%
Komercni banka A/S*	11,805	361,816

Ghana — 0.0%
Unilever Ghana PLC*^	10,900	7,428

Greece — 0.0%
FF Group*^	6,443	1

Hong Kong — 2.5%
AIA Group Ltd.	511,200	6,295,032
Hang Seng Bank Ltd.	109,600	1,891,891
HKT Trust & HKT Ltd.	947,000	1,229,877
Hong Kong Exchanges & Clearing Ltd.	124,600	6,855,445
Nine Dragons Paper Holdings Ltd.	589,000	838,171
WH Group Ltd., 144A	1,397,000	1,173,877
Xinyi Glass Holdings Ltd.	452,000	1,262,366

		19,546,659

Hungary — 0.7%
OTP Bank Nyrt*	126,455	5,700,397

India — 8.0%
Asian Paints Ltd.	111,693	4,233,950
Aurobindo Pharma Ltd.	53,372	675,702
Cipla Ltd.	97,676	1,100,399
Colgate-Palmolive India Ltd.	12,393	266,239
Dabur India Ltd.	39,394	288,719
Divi’s Laboratories Ltd.	5,271	278,335
Dr. Reddy’s Laboratories Ltd.	6,803	486,535
GAIL India Ltd.	57,300	97,089
Godrej Consumer Products Ltd.	12,609	128,144
HCL Technologies Ltd.	30,183	392,311
HDFC Bank Ltd.*	179,270	3,536,955
Hero MotoCorp Ltd.	6,547	279,425
ICICI Bank Ltd.*	355,002	2,617,664

COMMON STOCKS (continued)	Shares	Value
India (cont’d.)
Infosys Ltd., ADR	417,266	$7,072,659
ITC Ltd.	1,717,684	4,926,192
Kotak Mahindra Bank Ltd.*	101,947	2,789,706
Marico Ltd.	124,513	687,269
Maruti Suzuki India Ltd.	39,803	4,178,862
NTPC Ltd.	758,599	1,035,014
Piramal Enterprises Ltd.	6,273	123,032
Power Grid Corp. of India Ltd.	118,675	308,772
Reliance Industries Ltd.	174,008	4,743,915
Sun Pharmaceutical Industries Ltd.	15,317	124,777
Tata Consultancy Services Ltd.	279,828	10,983,407
Tech Mahindra Ltd.	23,797	317,944
Titan Co. Ltd.	302,941	6,510,590
Torrent Pharmaceuticals Ltd.	2,501	96,269
UltraTech Cement Ltd.	36,102	2,620,309
UPL Ltd.	106,030	680,250
Wipro Ltd.	145,392	770,034

		62,350,468

Indonesia — 2.3%
Adaro Energy Tbk PT	4,607,883	470,426
Astra International Tbk PT	625,100	268,663
Bank Central Asia Tbk PT	424,500	1,024,578
Bank Mandiri Persero Tbk PT	741,300	333,816
Bank Negara Indonesia Persero Tbk PT	877,100	385,146
Bank Rakyat Indonesia Persero Tbk PT	27,597,400	8,202,381
Gudang Garam Tbk PT*	27,000	78,894
Indah Kiat Pulp & Paper Corp. Tbk PT	211,900	157,975
Indofood CBP Sukses Makmur Tbk PT	121,932	83,218
Indofood Sukses Makmur Tbk PT	840,560	410,137
Perusahaan Gas Negara Tbk PT	98,948	11,636
Telkom Indonesia Persero Tbk PT	26,068,900	6,142,167
United Tractors Tbk PT	354,089	672,243

		18,241,280

Luxembourg — 0.0%
Reinet Investments SCA	5,946	111,785

Macau — 0.0%
Sands China Ltd.	70,400	311,024

Malaysia — 0.5%
DiGi.Com Bhd	118,500	122,002
Hartalega Holdings Bhd	64,000	193,912
Kossan Rubber Industries	287,700	323,264
Malayan Banking Bhd	407,000	857,013
Malaysia Airports Holdings Bhd	52,000	76,680
MISC Bhd	330,000	563,607
Petronas Gas Bhd	69,500	296,314
RHB Bank Bhd	135,700	183,692
Sime Darby Bhd	790,400	455,473
Telekom Malaysia Bhd	177,400	239,021
Tenaga Nasional Bhd	42,400	110,103
Top Glove Corp. Bhd	501,800	765,561

		4,186,642

Mexico — 2.0%
Bolsa Mexicana de Valores SAB de CV	324,465	773,355

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Mexico (cont’d.)
Gruma SAB de CV (Class B Stock)	31,260	$372,569
Grupo Bimbo SAB de CV (Class A Stock)	201,200	436,281
Grupo Financiero Banorte SAB de CV (Class O Stock)*	209,632	1,155,112
Grupo Mexico SAB de CV (Class B Stock)	65,100	276,077
Grupo Televisa SAB, ADR*(a)	82,160	676,998
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	1,246,547	2,127,953
Orbia Advance Corp. SAB de CV	733,400	1,724,455
Promotora y Operadora de
Infraestructura SAB de CV	13,980	123,954
Wal-Mart de Mexico SAB de CV	2,782,705	7,816,941

		15,483,695

Peru — 1.0%
Credicorp Ltd.(a)	20,274	3,325,341
Southern Copper Corp.(a)	64,014	4,168,592

		7,493,933

Philippines — 0.3%
Ayala Land, Inc.	423,088	359,846
BDO Unibank, Inc.	6,554	14,602
International Container Terminal
Services, Inc.	45,870	117,725
PLDT, Inc., ADR(a)	10,512	293,390
Puregold Price Club, Inc.	94,700	81,061
Robinsons Retail Holdings, Inc.	983,940	1,334,039
SM Prime Holdings, Inc.	518,804	415,655

		2,616,318

Poland — 0.4%
Bank Polska Kasa Opieki SA*	7,334	120,458
Cyfrowy Polsat SA	18,238	147,995
Dino Polska SA, 144A*	6,631	514,383
KGHM Polska Miedz SA*	6,198	304,450
PGE Polska Grupa Energetyczna SA*	228,507	399,418
Polski Koncern Naftowy ORLEN SA	37,910	587,244
Polskie Gornictwo Naftowe i
Gazownictwo SA	341,705	508,047
Powszechna Kasa Oszczednosci Bank
Polski SA*	25,566	197,253

		2,779,248

Qatar — 0.1%
Qatar National Bank QPSC	130,909	642,189

Russia — 4.1%
Alrosa PJSC	1,279,878	1,704,267
Gazprom PJSC, ADR	167,968	944,834
LUKOIL PJSC, ADR	101,950	6,998,549
MMC Norilsk Nickel PJSC, ADR	56,085	1,759,283
Moscow Exchange MICEX-RTS PJSC	2,529,698	5,465,144
Novatek PJSC, GDR	2,386	392,374
PhosAgro PJSC, GDR	11,903	162,592
Polyus PJSC, GDR	10,672	1,080,769
Rosneft Oil Co. PJSC, GDR	35,305	200,045
Sberbank of Russia PJSC	2,085,990	7,652,833

COMMON STOCKS (continued)	Shares	Value
Russia (cont’d.)
Sberbank of Russia PJSC, ADR	175,602	$2,552,662
Severstal PAO, GDR(a)	90,431	1,596,965
Surgutneftegas PJSC, ADR	39,598	184,096
TCS Group Holding PLC, GDR	49,587	1,634,354

		32,328,767

Saudi Arabia — 1.5%
Advanced Petrochemical Co.	15,715	280,991
Al Rajhi Bank	144,293	2,832,270
Alinma Bank*	163,529	706,202
Arab National Bank	112,442	602,879
Bank AlBilad	17,523	132,594
Bank Al-Jazira	284,672	1,037,666
Banque Saudi Fransi	86,064	726,320
Jarir Marketing Co.	10,664	493,433
National Commercial Bank	52,267	604,222
National Industrialization Co.*	74,151	270,819
Riyad Bank	152,702	823,304
Samba Financial Group	43,724	355,939
Saudi Arabian Fertilizer Co.	3,328	71,553
Saudi Arabian Oil Co., 144A	61,546	574,157
Saudi Basic Industries Corp.	21,231	574,758
Saudi Cement Co.	12,009	197,157
Saudi Industrial Investment Group	39,653	290,362
Saudi Kayan Petrochemical Co.*	201,962	771,452
Yanbu National Petrochemical Co.	10,188	173,658

		11,519,736

South Africa — 2.7%
Anglo American Platinum Ltd.	5,947	585,409
Aspen Pharmacare Holdings Ltd.*	54,944	470,952
AVI Ltd.	278,369	1,388,461
Bid Corp. Ltd.	74,395	1,331,316
FirstRand Ltd.	84,840	296,149
Gold Fields Ltd., ADR	78,076	723,764
Harmony Gold Mining Co. Ltd., ADR*	15,135	70,832
Kumba Iron Ore Ltd.	29,712	1,264,556
Mr. Price Group Ltd.	94,949	1,106,456
MultiChoice Group	32,145	291,965
Naspers Ltd. (Class N Stock)	46,283	9,558,707
Northam Platinum Ltd.*	7,893	113,342
Sasol Ltd.*	7,912	73,112
Shoprite Holdings Ltd.	12,773	122,049
Sibanye Stillwater Ltd.	290,185	1,190,627
SPAR Group Ltd. (The)	85,107	1,101,503
Vodacom Group Ltd.	143,347	1,213,594

		20,902,794

South Korea — 17.0%
Celltrion, Inc.*	7,275	2,414,455
Cheil Worldwide, Inc.	4,525	86,093
Coway Co. Ltd.*	3,094	207,038
Fila Holdings Corp.	6,086	245,367
Hana Financial Group, Inc.	7,610	243,414
Hankook Tire & Technology Co. Ltd.	7,087	257,394
Hanwha Corp.	12,930	337,295
HLB, Inc.*	5,515	469,827

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
South Korea (cont’d.)
Hyundai Engineering & Construction Co. Ltd.	3,455	$119,473
Hyundai Glovis Co. Ltd.	6,336	1,076,376
Hyundai Mobis Co. Ltd.	14,816	3,493,349
Hyundai Motor Co.	16,007	2,842,502
Kakao Corp.	1,219	437,685
KB Financial Group, Inc.	22,969	923,272
Kia Motors Corp.	39,566	2,280,853
Korea Aerospace Industries Ltd.	4,815	114,672
Korea Investment Holdings Co. Ltd.	2,215	161,824
Korea Zinc Co. Ltd.	2,270	840,686
KT&G Corp.	25,632	1,960,246
Kumho Petrochemical Co. Ltd.	1,705	228,312
LG Chem Ltd.	19,144	14,596,988
LG Corp.	17,061	1,372,421
LG Electronics, Inc.	25,311	3,157,994
LG Household & Health Care Ltd.	2,224	3,322,206
LG Innotek Co. Ltd.	1,807	304,890
Lotte Chemical Corp.	551	140,417
Meritz Securities Co. Ltd.	102,887	348,163
Mirae Asset Daewoo Co. Ltd.	37,860	330,671
NAVER Corp.	22,508	6,074,863
NCSoft Corp.	1,340	1,149,745
Netmarble Corp., 144A*	1,016	123,567
NH Investment & Securities Co. Ltd.	52,955	552,806
Pearl Abyss Corp.*	2,757	660,625
POSCO	15,964	3,998,995
Posco International Corp.	12,899	173,354
Samsung Biologics Co. Ltd., 144A*	905	690,890
Samsung Electro-Mechanics Co. Ltd.	2,735	449,418
Samsung Electronics Co. Ltd.	693,446	51,939,079
Samsung SDI Co. Ltd.	11,051	6,409,627
Samsung SDS Co. Ltd.	5,746	945,949
Samsung Securities Co. Ltd.	3,993	149,444
Seegene, Inc.	3,456	618,415
Shinhan Financial Group Co. Ltd.	7,328	216,582
SK Hynix, Inc.	138,339	15,174,783
SK Telecom Co. Ltd., ADR	15,935	390,089
Woori Financial Group, Inc.	43,891	394,417

		132,426,531

Taiwan — 16.5%
Accton Technology Corp.	261,000	2,940,364
Acer, Inc.	464,000	392,316
Advantech Co. Ltd.	279,595	3,477,539
ASE Technology Holding Co. Ltd.	359,000	1,042,151
Asustek Computer, Inc.	28,000	250,085
Catcher Technology Co. Ltd.	265,000	1,950,654
Cathay Financial Holding Co. Ltd.	289,000	434,915
Chicony Electronics Co. Ltd.	98,000	300,861
China Life Insurance Co. Ltd.	341,320	270,353
China Steel Corp.	86,000	75,766
Chunghwa Telecom Co. Ltd.	100,000	388,082
CTBC Financial Holding Co. Ltd.	2,120,000	1,482,124
Delta Electronics, Inc.	914,000	8,590,091
Eclat Textile Co. Ltd.	198,000	2,984,400
Foxconn Technology Co. Ltd.	88,000	167,694
Fubon Financial Holding Co. Ltd.	260,000	432,646
Globalwafers Co. Ltd.	208,000	5,269,433

COMMON STOCKS (continued)	Shares	Value
Taiwan (cont’d.)
Hon Hai Precision Industry Co. Ltd.	1,320,000	$4,330,690
Hotai Motor Co. Ltd.	14,000	320,497
Innolux Corp.*	427,000	216,119
Largan Precision Co. Ltd.	17,000	1,937,625
Lite-On Technology Corp.	467,000	828,333
MediaTek, Inc.	238,000	6,358,713
Mega Financial Holding Co. Ltd.	1,119,000	1,187,352
Micro-Star International Co. Ltd.	94,000	444,770
Nanya Technology Corp.	294,000	911,679
Pegatron Corp.	354,000	849,304
Phison Electronics Corp.	7,000	83,063
Pou Chen Corp.	95,000	106,171
Powertech Technology, Inc.	363,000	1,229,135
President Chain Store Corp.	303,000	2,871,645
Quanta Computer, Inc.	1,038,000	2,989,819
Realtek Semiconductor Corp.	21,000	293,231
SinoPac Financial Holdings Co. Ltd.	212,000	86,405
Taishin Financial Holding Co. Ltd.	521,000	245,497
Taiwan Semiconductor Manufacturing Co. Ltd.	2,087,000	39,423,324
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	203,495	22,189,095
Uni-President Enterprises Corp.	178,000	427,019
United Microelectronics Corp.	2,677,000	4,508,910
Vanguard International Semiconductor Corp.	1,303,000	5,400,440
Wistron Corp.	1,172,000	1,296,539
Yuanta Financial Holding Co. Ltd.	108,000	78,944

		129,063,793

Tanzania — 0.2%
AngloGold Ashanti Ltd., ADR	53,082	1,200,715

Thailand — 0.5%
Bangkok Bank PCL, NVDR	85,562	339,939
Charoen Pokphand Foods PCL, NVDR	245,300	219,713
Indorama Ventures PCL, NVDR	210,107	261,055
Siam Cement PCL (The)	116,100	1,465,279
Siam Commercial Bank PCL (The), NVDR	51,300	150,549
Thai Union Group PCL, NVDR	1,971,400	897,790
Total Access Communication PCL, NVDR	591,300	658,893

		3,993,218

Turkey — 0.8%
Akbank T.A.S.*	574,517	537,673
BIM Birlesik Magazalar A/S	180,693	1,840,766
Eregli Demir ve Celik Fabrikalari TAS	253,113	509,474
Haci Omer Sabanci Holding A/S	636,719	985,180
Turkcell Iletisim Hizmetleri A/S	600,693	1,305,029
Turkiye Garanti Bankasi A/S*	517,138	724,543
Turkiye Is Bankasi A/S (Class C Stock)*	327,211	308,964

		6,211,629

United Arab Emirates — 0.1%
Emirates NBD Bank PJSC	41,212	115,633

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United Arab Emirates (cont’d.)
Emirates Telecommunications Group Co. PJSC	35,062	$161,399
First Abu Dhabi Bank PJSC	53,843	189,281

		466,313

United States — 1.1%
EPAM Systems, Inc.*	21,965	7,871,158
JBS SA	77,900	354,287

		8,225,445

TOTAL COMMON STOCKS (cost $574,417,816)		743,948,820

EXCHANGE-TRADED FUND — 0.4%
United States
iShares Core MSCI Emerging Markets ETF(a) (cost $3,115,234)	53,506	3,319,512

PREFERRED STOCKS — 0.5%
Brazil
Cia Energetica de Minas Gerais (PRFC)	94,000	265,111
Gerdau SA (PRFC)	45,500	211,456
Itau Unibanco Holding SA (PRFC)	347,237	2,105,607
Lojas Americanas SA (PRFC)	139,600	704,515
Petroleo Brasileiro SA (PRFC)	108,900	595,423

TOTAL PREFERRED STOCKS (cost $3,156,402)		3,882,112

TOTAL LONG-TERM INVESTMENTS (cost $580,689,452)		751,150,444

SHORT-TERM INVESTMENTS — 4.1%
AFFILIATED MUTUAL FUNDS — 1.9%
PGIM Core Ultra Short Bond Fund(w)	3,953,877	3,953,877
PGIM Institutional Money Market Fund (cost $10,718,009; includes $10,715,675 of cash collateral for securities on loan)(b)(w)	10,723,371	10,718,009

TOTAL AFFILIATED MUTUAL FUNDS (cost $14,671,886)		14,671,886

	Shares	Value
UNAFFILIATED FUND — 2.2%
Dreyfus Government Cash Management, (Institutional Shares)	17,705,302	$17,705,302

(cost $17,705,302)
TOTAL SHORT-TERM INVESTMENTS (cost $32,377,188)		32,377,188

TOTAL INVESTMENTS — 100.3% (cost $613,066,640)		783,527,632
Liabilities in excess of other assets(z) — (0.3)%		(2,342,803)

NET ASSETS — 100.0%		$781,184,829

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,429 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,980,557; cash collateral of $10,715,675 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In addition, as of December 31, 2020, $1,647,375 of cash collateral had been segregated to cover the securities lending requirements. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
297	Mini MSCI Emerging Markets Index	Mar. 2021	$19,129,770	$418,521

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/17/21	Citibank, N.A.	BRL	10,502	$2,042,404	$2,018,314	$—	$(24,090)
Expiring 03/17/21	Citibank, N.A.	BRL	8,100	1,500,632	1,556,688	56,056	—
Expiring 03/17/21	Citibank, N.A.	BRL	7,950	1,481,189	1,527,861	46,672	—
Expiring 03/17/21	Citibank, N.A.	BRL	2,242	416,722	430,924	14,202	—
Expiring 03/17/21	Citibank, N.A.	BRL	2,242	421,901	430,924	9,023	—
Expiring 03/17/21	Citibank, N.A.	BRL	13	2,329	2,403	74	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	10,502	2,042,406	2,018,314	—	(24,092)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	8,100	1,500,634	1,556,689	56,055	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	7,950	1,481,190	1,527,861	46,671	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	2,242	416,723	430,924	14,201	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	2,242	421,902	430,924	9,022	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	13	2,329	2,403	74	—
Chilean Peso,
Expiring 03/17/21	Citibank, N.A.	CLP	550,000	753,530	774,177	20,647	—
Expiring 03/17/21	Citibank, N.A.	CLP	485,000	682,327	682,683	356	—
Expiring 03/17/21	Citibank, N.A.	CLP	470,000	661,375	661,569	194	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	610,161	653,487	43,326	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	603,398	653,488	50,090	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	602,517	653,487	50,970	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	607,352	653,487	46,135	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	612,771	653,487	40,716	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	610,802	653,487	42,685	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	611,110	653,487	42,377	—
Expiring 03/17/21	Citibank, N.A.	CLP	464,258	615,893	653,487	37,594	—
Expiring 03/17/21	Citibank, N.A.	CLP	365,000	509,344	513,771	4,427	—
Expiring 03/17/21	Citibank, N.A.	CLP	360,000	498,448	506,734	8,286	—
Expiring 03/17/21	Citibank, N.A.	CLP	340,000	449,241	478,582	29,341	—
Expiring 03/17/21	Citibank, N.A.	CLP	285,000	388,022	401,164	13,142	—
Expiring 03/17/21	Citibank, N.A.	CLP	100,000	141,293	140,759	—	(534)
Expiring 03/17/21	Citibank, N.A.	CLP	50,000	65,974	70,380	4,406	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	550,000	753,531	774,177	20,646	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	485,000	682,328	682,683	355	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	470,000	661,376	661,569	193	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	610,162	653,488	43,326	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	603,398	653,487	50,089	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	602,518	653,487	50,969	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	607,353	653,487	46,134	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	612,772	653,487	40,715	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	610,803	653,487	42,684	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	611,111	653,488	42,377	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	464,258	615,894	653,487	37,593	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	365,000	509,345	513,772	4,427	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	360,000	498,448	506,734	8,286	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	340,000	449,241	478,582	29,341	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	285,000	388,023	401,164	13,141	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	100,000	141,293	140,759	—	(534)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	50,000	65,974	70,379	4,405	—
Chinese Renminbi,
Expiring 03/17/21	Citibank, N.A.	CNH	19,550	2,947,739	2,991,024	43,285	—
Expiring 03/17/21	Citibank, N.A.	CNH	14,610	2,221,800	2,235,160	13,360	—
Expiring 03/17/21	Citibank, N.A.	CNH	3,722	566,204	569,365	3,161	—
Expiring 03/17/21	Citibank, N.A.	CNH	3,659	558,250	559,803	1,553	—
Expiring 03/17/21	Citibank, N.A.	CNH	2,800	426,374	428,382	2,008	—
Expiring 03/17/21	Citibank, N.A.	CNH	2,756	419,800	421,574	1,774	—
Expiring 03/17/21	Citibank, N.A.	CNH	2,125	324,462	325,111	649	—
Expiring 03/17/21	Citibank, N.A.	CNH	2,000	305,729	305,987	258	—

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 03/17/21	Citibank, N.A.	CNH	1,500	$228,200	$229,490	$1,290	$—
Expiring 03/17/21	Citibank, N.A.	CNH	1,400	211,906	214,191	2,285	—
Expiring 03/17/21	Citibank, N.A.	CNH	1,250	191,452	191,242	—	(210)
Expiring 03/17/21	Citibank, N.A.	CNH	1,200	182,686	183,593	907	—
Expiring 03/17/21	Citibank, N.A.	CNH	1,100	167,721	168,293	572	—
Expiring 03/17/21	Citibank, N.A.	CNH	950	144,765	145,344	579	—
Expiring 03/17/21	Citibank, N.A.	CNH	750	114,416	114,745	329	—
Expiring 03/17/21	Citibank, N.A.	CNH	700	106,919	107,095	176	—
Expiring 03/17/21	Citibank, N.A.	CNH	600	90,881	91,796	915	—
Expiring 03/17/21	Citibank, N.A.	CNH	558	85,302	85,370	68	—
Expiring 03/17/21	Citibank, N.A.	CNH	250	37,812	38,248	436	—
Expiring 03/17/21	Citibank, N.A.	CNH	200	30,467	30,599	132	—
Expiring 03/17/21	Citibank, N.A.	CNH	150	22,732	22,949	217	—
Expiring 03/17/21	Citibank, N.A.	CNH	140	21,030	21,342	312	—
Expiring 03/17/21	Citibank, N.A.	CNH	118	18,055	18,053	—	(2)
Expiring 03/17/21	Citibank, N.A.	CNH	100	15,086	15,300	214	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	19,550	2,947,743	2,991,024	43,281	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	14,610	2,221,803	2,235,160	13,357	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	3,722	566,205	569,366	3,161	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	3,659	558,251	559,803	1,552	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	2,800	426,374	428,382	2,008	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	2,756	419,801	421,574	1,773	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	2,125	324,462	325,111	649	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	2,000	305,731	305,987	256	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,500	228,200	229,490	1,290	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,400	211,906	214,191	2,285	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,250	191,452	191,242	—	(210)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,200	182,686	183,592	906	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,100	167,722	168,293	571	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	950	144,765	145,344	579	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	750	114,416	114,745	329	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	700	106,919	107,095	176	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	600	90,881	91,796	915	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	558	85,302	85,370	68	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	250	37,812	38,248	436	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	200	30,467	30,599	132	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	150	22,732	22,949	217	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	140	21,030	21,342	312	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	118	18,055	18,053	—	(2)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	100	15,086	15,300	214	—
Colombian Peso,
Expiring 03/17/21	Citibank, N.A.	COP	2,200,000	639,674	642,853	3,179	—
Expiring 03/17/21	Citibank, N.A.	COP	2,150,000	624,208	628,243	4,035	—
Expiring 03/17/21	Citibank, N.A.	COP	1,700,000	489,293	496,750	7,457	—
Expiring 03/17/21	Citibank, N.A.	COP	1,450,000	421,869	423,698	1,829	—
Expiring 03/17/21	Citibank, N.A.	COP	1,450,000	423,068	423,699	631	—
Expiring 03/17/21	Citibank, N.A.	COP	1,100,000	320,609	321,426	817	—
Expiring 03/17/21	Citibank, N.A.	COP	850,000	244,941	248,375	3,434	—
Expiring 03/17/21	Citibank, N.A.	COP	700,000	199,611	204,544	4,933	—
Expiring 03/17/21	Citibank, N.A.	COP	201,000	58,840	58,733	—	(107)
Expiring 03/17/21	Citibank, N.A.	COP	201,000	58,762	58,733	—	(29)
Expiring 03/17/21	Citibank, N.A.	COP	198,000	57,935	57,857	—	(78)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,200,000	639,675	642,853	3,178	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,150,000	624,209	628,243	4,034	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	1,700,000	489,294	496,751	7,457	—

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	1,450,000	$421,870	$423,699	$1,829	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	1,450,000	423,068	423,699	631	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	1,100,000	320,610	321,427	817	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	850,000	244,942	248,376	3,434	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	700,000	199,611	204,544	4,933	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	201,000	58,840	58,733	—	(107)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	201,000	58,762	58,733	—	(29)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	198,000	57,935	57,857	—	(78)
Euro,
Expiring 03/17/21	Citibank, N.A.	EUR	15	17,903	18,357	454	—
Expiring 03/17/21	Citibank, N.A.	EUR	10	12,017	12,238	221	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,529	6,731	202	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,558	6,765	207	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,554	6,765	211	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,524	6,730	206	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,561	6,730	169	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,683	6,866	183	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,560	6,731	171	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,598	6,766	168	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,602	6,766	164	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,556	6,731	175	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,556	6,731	175	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,608	6,730	122	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,639	6,765	126	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,610	6,730	120	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	6,644	6,765	121	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,462	6,662	200	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	5,931	6,119	188	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,498	6,662	164	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,498	6,664	166	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,487	6,662	175	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,538	6,662	124	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,097	6,119	22	—
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,138	6,119	—	(19)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	15	17,903	18,357	454	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	10	12,017	12,238	221	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,529	6,731	202	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,558	6,765	207	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,554	6,765	211	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,524	6,731	207	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,561	6,730	169	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,683	6,866	183	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,560	6,731	171	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,556	6,731	175	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,602	6,766	164	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,598	6,766	168	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,556	6,731	175	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,639	6,765	126	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,608	6,730	122	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,610	6,730	120	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	6	6,644	6,765	121	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,462	6,663	201	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	5,931	6,119	188	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,498	6,662	164	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,498	6,664	166	—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	$6,487	$6,662	$175	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,538	6,662	124	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,097	6,119	22	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,138	6,119	—	(19)
Indian Rupee,
Expiring 03/17/21	Citibank, N.A.	INR	113,000	1,514,627	1,534,850	20,223	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,410,127	1,438,774	28,647	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,411,684	1,438,775	27,091	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,412,738	1,438,775	26,037	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,416,920	1,438,775	21,855	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,416,772	1,438,775	22,003	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,420,505	1,438,774	18,269	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,422,986	1,438,775	15,789	—
Expiring 03/17/21	Citibank, N.A.	INR	105,927	1,423,225	1,438,775	15,550	—
Expiring 03/17/21	Citibank, N.A.	INR	102,500	1,376,705	1,392,231	15,526	—
Expiring 03/17/21	Citibank, N.A.	INR	82,500	1,117,437	1,120,576	3,139	—
Expiring 03/17/21	Citibank, N.A.	INR	56,000	751,807	760,634	8,827	—
Expiring 03/17/21	Citibank, N.A.	INR	51,500	694,367	699,511	5,144	—
Expiring 03/17/21	Citibank, N.A.	INR	48,000	649,269	651,972	2,703	—
Expiring 03/17/21	Citibank, N.A.	INR	47,000	628,563	638,389	9,826	—
Expiring 03/17/21	Citibank, N.A.	INR	19,500	263,248	264,863	1,615	—
Expiring 03/17/21	Citibank, N.A.	INR	16,000	215,321	217,323	2,002	—
Expiring 03/17/21	Citibank, N.A.	INR	15,000	201,852	203,741	1,889	—
Expiring 03/17/21	Citibank, N.A.	INR	14,000	188,091	190,159	2,068	—
Expiring 03/17/21	Citibank, N.A.	INR	7,000	94,265	95,079	814	—
Expiring 03/17/21	Citibank, N.A.	INR	2,500	33,701	33,957	256	—
Expiring 03/17/21	Citibank, N.A.	INR	728	9,735	9,888	153	—
Expiring 03/17/21	Citibank, N.A.	INR	500	6,733	6,791	58	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	113,000	1,514,628	1,534,849	20,221	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,410,129	1,438,775	28,646	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,411,685	1,438,775	27,090	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,412,740	1,438,775	26,035	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,416,922	1,438,775	21,853	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,416,774	1,438,775	22,001	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,420,507	1,438,775	18,268	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,422,988	1,438,775	15,787	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	105,927	1,423,227	1,438,775	15,548	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	102,500	1,376,707	1,392,231	15,524	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	82,500	1,117,439	1,120,576	3,137	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	56,000	751,808	760,634	8,826	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	51,500	694,368	699,511	5,143	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	48,000	649,270	651,972	2,702	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	47,000	628,564	638,389	9,825	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	19,500	263,248	264,863	1,615	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	16,000	215,322	217,324	2,002	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	15,000	201,850	203,741	1,891	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	14,000	188,091	190,159	2,068	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	7,000	94,265	95,079	814	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,500	33,701	33,957	256	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	728	9,735	9,888	153	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	500	6,733	6,791	58	—
Israeli Shekel,
Expiring 03/17/21	Citibank, N.A.	ILS	3,000	927,866	934,844	6,978	—
Expiring 03/17/21	Citibank, N.A.	ILS	1,750	545,779	545,326	—	(453)
Expiring 03/17/21	Citibank, N.A.	ILS	1,450	446,458	451,842	5,384	—

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 03/17/21	Citibank, N.A.	ILS	1,050	$323,268	$327,195	$3,927	$—
Expiring 03/17/21	Citibank, N.A.	ILS	850	261,588	264,873	3,285	—
Expiring 03/17/21	Citibank, N.A.	ILS	850	261,886	264,873	2,987	—
Expiring 03/17/21	Citibank, N.A.	ILS	250	76,391	77,904	1,513	—
Expiring 03/17/21	Citibank, N.A.	ILS	150	46,077	46,742	665	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	3,000	927,867	934,844	6,977	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	1,750	545,779	545,326	—	(453)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	1,450	446,458	451,841	5,383	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	1,050	323,269	327,196	3,927	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	850	261,588	264,873	3,285	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	850	261,886	264,873	2,987	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	250	76,391	77,904	1,513	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	150	46,077	46,742	665	—
Mexican Peso,
Expiring 03/17/21	Citibank, N.A.	MXN	18,605	906,038	926,857	20,819	—
Expiring 03/17/21	Citibank, N.A.	MXN	18,605	915,218	926,857	11,639	—
Expiring 03/17/21	Citibank, N.A.	MXN	18,605	917,469	926,857	9,388	—
Expiring 03/17/21	Citibank, N.A.	MXN	18,605	917,580	926,858	9,278	—
Expiring 03/17/21	Citibank, N.A.	MXN	3,000	147,794	149,451	1,657	—
Expiring 03/17/21	Citibank, N.A.	MXN	284	13,953	14,123	170	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	18,605	906,039	926,857	20,818	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	18,605	915,219	926,857	11,638	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	18,605	917,470	926,857	9,387	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	18,605	917,581	926,857	9,276	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	3,000	147,794	149,451	1,657	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	284	13,953	14,123	170	—
New Taiwanese Dollar,
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	594,736	600,054	5,318	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	593,464	600,054	6,590	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	592,977	600,053	7,076	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	594,902	600,054	5,152	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	593,972	600,054	6,082	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	593,612	600,054	6,442	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	592,660	600,053	7,393	—
Expiring 03/17/21	Citibank, N.A.	TWD	16,639	592,728	600,053	7,325	—
Expiring 03/17/21	Citibank, N.A.	TWD	3,000	108,578	108,190	—	(388)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	594,737	600,054	5,317	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	593,464	600,053	6,589	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	592,978	600,054	7,076	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	594,903	600,054	5,151	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	593,973	600,054	6,081	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	593,612	600,053	6,441	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	592,661	600,054	7,393	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	16,639	592,729	600,053	7,324	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,000	108,578	108,190	—	(388)
Peruvian Nuevo Sol,
Expiring 03/17/21	Citibank, N.A.	PEN	390	109,080	107,611	—	(1,469)
Expiring 03/17/21	Citibank, N.A.	PEN	150	41,566	41,441	—	(125)
Expiring 03/17/21	Citibank, N.A.	PEN	50	13,893	13,814	—	(79)
Expiring 03/17/21	Citibank, N.A.	PEN	50	13,865	13,814	—	(51)
Expiring 03/17/21	Citibank, N.A.	PEN	50	13,819	13,814	—	(5)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	390	109,080	107,611	—	(1,469)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	150	41,566	41,441	—	(125)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	13,893	13,814	—	(79)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	13,865	13,814	—	(51)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	$13,819	$13,814	$—	$(5)
Philippine Peso,
Expiring 03/17/21	Citibank, N.A.	PHP	1,361	28,066	28,226	160	—
Expiring 03/17/21	Citibank, N.A.	PHP	1,361	28,068	28,226	158	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	1,361	28,066	28,226	160	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	1,361	28,068	28,226	158	—
Polish Zloty,
Expiring 03/17/21	Citibank, N.A.	PLN	8	2,032	2,008	—	(24)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	8	2,032	2,008	—	(24)
Russian Ruble,
Expiring 03/17/21	Citibank, N.A.	RUB	64,757	840,774	867,642	26,868	—
Expiring 03/17/21	Citibank, N.A.	RUB	59,500	802,194	797,206	—	(4,988)
Expiring 03/17/21	Citibank, N.A.	RUB	38,000	514,454	509,140	—	(5,314)
Expiring 03/17/21	Citibank, N.A.	RUB	20,500	267,824	274,668	6,844	—
Expiring 03/17/21	Citibank, N.A.	RUB	20,000	260,175	267,969	7,794	—
Expiring 03/17/21	Citibank, N.A.	RUB	13,500	182,064	180,879	—	(1,185)
Expiring 03/17/21	Citibank, N.A.	RUB	13,000	175,676	174,179	—	(1,497)
Expiring 03/17/21	Citibank, N.A.	RUB	10,000	134,512	133,984	—	(528)
Expiring 03/17/21	Citibank, N.A.	RUB	685	8,982	9,178	196	—
Expiring 03/17/21	Citibank, N.A.	RUB	250	3,399	3,350	—	(49)
Expiring 03/17/21	Citibank, N.A.	RUB	250	3,395	3,350	—	(45)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	64,757	840,775	867,642	26,867	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	59,500	802,195	797,206	—	(4,989)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	38,000	514,455	509,140	—	(5,315)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	20,500	267,824	274,667	6,843	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	20,000	260,175	267,968	7,793	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	13,500	182,064	180,878	—	(1,186)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	13,000	175,677	174,180	—	(1,497)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	10,000	134,512	133,984	—	(528)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	685	8,982	9,178	196	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	250	3,399	3,350	—	(49)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	250	3,395	3,350	—	(45)
Saudi Arabian Riyal,
Expiring 03/17/21	Citibank, N.A.	SAR	200	53,318	53,324	6	—
Expiring 03/17/21	Citibank, N.A.	SAR	100	26,660	26,663	3	—
Expiring 03/17/21	Citibank, N.A.	SAR	98	26,126	26,129	3	—
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,329	13,331	2	—
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,329	13,331	2	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	200	53,318	53,324	6	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	100	26,660	26,663	3	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	98	26,126	26,129	3	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,329	13,331	2	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,329	13,331	2	—
South African Rand,
Expiring 03/17/21	Citibank, N.A.	ZAR	23,836	1,534,832	1,606,242	71,410	—
Expiring 03/17/21	Citibank, N.A.	ZAR	23,836	1,526,178	1,606,241	80,063	—
Expiring 03/17/21	Citibank, N.A.	ZAR	18,592	1,195,025	1,252,868	57,843	—
Expiring 03/17/21	Citibank, N.A.	ZAR	14,302	926,227	963,744	37,517	—
Expiring 03/17/21	Citibank, N.A.	ZAR	13,350	900,338	899,605	—	(733)
Expiring 03/17/21	Citibank, N.A.	ZAR	5,900	398,957	397,578	—	(1,379)
Expiring 03/17/21	Citibank, N.A.	ZAR	5,244	336,986	353,373	16,387	—
Expiring 03/17/21	Citibank, N.A.	ZAR	4,767	310,377	321,248	10,871	—
Expiring 03/17/21	Citibank, N.A.	ZAR	4,767	309,556	321,248	11,692	—
Expiring 03/17/21	Citibank, N.A.	ZAR	2,950	200,142	198,789	—	(1,353)
Expiring 03/17/21	Citibank, N.A.	ZAR	1,450	98,010	97,710	—	(300)

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/17/21	Citibank, N.A.	ZAR	700	$45,555	$47,171	$1,616	$—
Expiring 03/17/21	Citibank, N.A.	ZAR	373	25,127	25,101	—	(26)
Expiring 03/17/21	Citibank, N.A.	ZAR	205	13,308	13,781	473	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	23,836	1,534,833	1,606,241	71,408	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	23,836	1,526,180	1,606,241	80,061	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	18,592	1,195,027	1,252,868	57,841	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	14,302	926,229	963,745	37,516	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	13,350	900,339	899,605	—	(734)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	5,900	398,958	397,578	—	(1,380)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	5,244	336,986	353,373	16,387	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	4,767	310,378	321,249	10,871	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	4,767	309,557	321,249	11,692	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	2,950	200,142	198,789	—	(1,353)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	1,450	98,010	97,710	—	(300)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	700	45,555	47,171	1,616	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	373	25,127	25,101	—	(26)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	205	13,308	13,781	473	—
South Korean Won,
Expiring 03/17/21	Citibank, N.A.	KRW	1,380,000	1,272,884	1,268,223	—	(4,661)
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,013,766	1,036,007	22,241	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,012,628	1,036,007	23,379	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,014,064	1,036,007	21,943	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,011,237	1,036,007	24,770	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,017,993	1,036,007	18,014	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,020,431	1,036,007	15,576	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,017,837	1,036,007	18,170	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,127,317	1,019,756	1,036,007	16,251	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,380,000	1,272,885	1,268,222	—	(4,663)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,013,767	1,036,007	22,240	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,012,630	1,036,007	23,377	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,014,065	1,036,007	21,942	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,011,238	1,036,007	24,769	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,017,994	1,036,007	18,013	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,020,433	1,036,007	15,574	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,017,839	1,036,007	18,168	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,127,317	1,019,758	1,036,007	16,249	—
Thai Baht,
Expiring 03/17/21	Citibank, N.A.	THB	27,087	899,069	904,202	5,133	—
Expiring 03/17/21	Citibank, N.A.	THB	13,500	444,364	450,657	6,293	—
Expiring 03/17/21	Citibank, N.A.	THB	2,000	66,540	66,764	224	—
Expiring 03/17/21	Citibank, N.A.	THB	1,000	33,073	33,382	309	—
Expiring 03/17/21	Citibank, N.A.	THB	500	16,510	16,691	181	—
Expiring 03/17/21	Citibank, N.A.	THB	500	16,584	16,691	107	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	27,087	899,070	904,202	5,132	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	13,500	444,365	450,657	6,292	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	2,000	66,540	66,764	224	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,000	33,073	33,382	309	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	500	16,510	16,691	181	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	500	16,584	16,691	107	—

				$161,932,723	$164,926,784	3,093,512	(99,451)

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/17/21	Citibank, N.A.	BRL	11,500	$2,231,512	$2,210,113	$21,399	$—
Expiring 03/17/21	Citibank, N.A.	BRL	5,700	1,116,821	1,095,447	21,374	—
Expiring 03/17/21	Citibank, N.A.	BRL	4,750	938,478	912,873	25,605	—
Expiring 03/17/21	Citibank, N.A.	BRL	3,900	748,811	749,517	—	(706)
Expiring 03/17/21	Citibank, N.A.	BRL	3,300	646,309	634,206	12,103	—
Expiring 03/17/21	Citibank, N.A.	BRL	2,950	577,100	566,942	10,158	—
Expiring 03/17/21	Citibank, N.A.	BRL	1,150	213,706	221,011	—	(7,305)
Expiring 03/17/21	Citibank, N.A.	BRL	855	164,993	164,221	772	—
Expiring 03/17/21	Citibank, N.A.	BRL	793	147,942	152,402	—	(4,460)
Expiring 03/17/21	Citibank, N.A.	BRL	793	149,693	152,402	—	(2,709)
Expiring 03/17/21	Citibank, N.A.	BRL	650	127,276	124,920	2,356	—
Expiring 03/17/21	Citibank, N.A.	BRL	450	88,280	86,483	1,797	—
Expiring 03/17/21	Citibank, N.A.	BRL	400	78,041	76,873	1,168	—
Expiring 03/17/21	Citibank, N.A.	BRL	187	36,323	35,938	385	—
Expiring 03/17/21	Citibank, N.A.	BRL	166	31,195	31,903	—	(708)
Expiring 03/17/21	Citibank, N.A.	BRL	102	19,145	19,602	—	(457)
Expiring 03/17/21	Citibank, N.A.	BRL	100	19,670	19,218	452	—
Expiring 03/17/21	Citibank, N.A.	BRL	100	19,689	19,219	470	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	11,500	2,231,509	2,210,113	21,396	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	5,700	1,116,820	1,095,447	21,373	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	4,750	938,477	912,873	25,604	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	3,900	748,810	749,517	—	(707)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	3,300	646,308	634,206	12,102	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	2,950	577,099	566,942	10,157	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	1,150	213,706	221,011	—	(7,305)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	855	164,993	164,221	772	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	793	147,942	152,402	—	(4,460)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	793	149,693	152,402	—	(2,709)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	650	127,276	124,920	2,356	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	450	88,280	86,483	1,797	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	400	78,041	76,873	1,168	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	187	36,323	35,938	385	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	166	31,195	31,903	—	(708)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	102	19,145	19,603	—	(458)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	100	19,670	19,218	452	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	BRL	100	19,689	19,219	470	—
Chilean Peso,
Expiring 03/17/21	Citibank, N.A.	CLP	580,000	772,518	816,405	—	(43,887)
Expiring 03/17/21	Citibank, N.A.	CLP	555,000	742,491	781,215	—	(38,724)
Expiring 03/17/21	Citibank, N.A.	CLP	535,000	718,269	753,063	—	(34,794)
Expiring 03/17/21	Citibank, N.A.	CLP	495,000	642,083	696,759	—	(54,676)
Expiring 03/17/21	Citibank, N.A.	CLP	475,000	630,018	668,607	—	(38,589)
Expiring 03/17/21	Citibank, N.A.	CLP	320,000	417,437	450,430	—	(32,993)
Expiring 03/17/21	Citibank, N.A.	CLP	215,000	292,815	302,632	—	(9,817)
Expiring 03/17/21	Citibank, N.A.	CLP	8,841	12,436	12,444	—	(8)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,125	4,418	—	(293)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,081	4,418	—	(337)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,066	4,418	—	(352)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,125	4,419	—	(294)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,101	4,418	—	(317)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,144	4,418	—	(274)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,132	4,419	—	(287)
Expiring 03/17/21	Citibank, N.A.	CLP	3,139	4,162	4,418	—	(256)
Expiring 03/17/21	Citibank, N.A.	CLP	2,414	3,185	3,398	—	(213)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	580,000	772,517	816,405	—	(43,888)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	555,000	$742,490	$781,215	$—	$(38,725)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	535,000	718,268	753,063	—	(34,795)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	495,000	642,082	696,759	—	(54,677)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	475,000	630,017	668,607	—	(38,590)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	320,000	417,437	450,430	—	(32,993)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	215,000	292,815	302,633	—	(9,818)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	8,841	12,436	12,444	—	(8)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,125	4,418	—	(293)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,081	4,418	—	(337)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,066	4,418	—	(352)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,125	4,419	—	(294)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,101	4,418	—	(317)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,144	4,418	—	(274)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,132	4,419	—	(287)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	3,139	4,162	4,418	—	(256)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CLP	2,414	3,185	3,398	—	(213)
Chinese Renminbi,
Expiring 03/17/21	Citibank, N.A.	CNH	6,467	990,475	989,333	1,142	—
Expiring 03/17/21	Citibank, N.A.	CNH	4,343	656,475	664,490	—	(8,015)
Expiring 03/17/21	Citibank, N.A.	CNH	4,343	657,518	664,489	—	(6,971)
Expiring 03/17/21	Citibank, N.A.	CNH	4,343	655,123	664,490	—	(9,367)
Expiring 03/17/21	Citibank, N.A.	CNH	4,343	654,850	664,490	—	(9,640)
Expiring 03/17/21	Citibank, N.A.	CNH	1,950	297,044	298,338	—	(1,294)
Expiring 03/17/21	Citibank, N.A.	CNH	1,600	241,860	244,790	—	(2,930)
Expiring 03/17/21	Citibank, N.A.	CNH	1,481	223,711	226,507	—	(2,796)
Expiring 03/17/21	Citibank, N.A.	CNH	1,000	152,375	152,993	—	(618)
Expiring 03/17/21	Citibank, N.A.	CNH	1,000	152,285	152,993	—	(708)
Expiring 03/17/21	Citibank, N.A.	CNH	1,000	152,242	152,994	—	(752)
Expiring 03/17/21	Citibank, N.A.	CNH	400	60,319	61,198	—	(879)
Expiring 03/17/21	Citibank, N.A.	CNH	257	38,773	39,320	—	(547)
Expiring 03/17/21	Citibank, N.A.	CNH	200	30,513	30,599	—	(86)
Expiring 03/17/21	Citibank, N.A.	CNH	50	7,593	7,650	—	(57)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	6,467	990,473	989,333	1,140	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	4,343	656,473	664,489	—	(8,016)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	4,343	657,517	664,489	—	(6,972)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	4,343	655,122	664,489	—	(9,367)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	4,343	654,849	664,489	—	(9,640)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,950	297,044	298,338	—	(1,294)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,600	241,860	244,790	—	(2,930)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,481	223,710	226,507	—	(2,797)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,000	152,375	152,994	—	(619)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,000	152,285	152,993	—	(708)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,000	152,241	152,994	—	(753)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	400	60,319	61,198	—	(879)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	257	38,773	39,320	—	(547)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	200	30,513	30,599	—	(86)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	50	7,593	7,650	—	(57)
Colombian Peso,
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	688,055	737,102	—	(49,047)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	690,504	737,102	—	(46,598)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	688,567	737,102	—	(48,535)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	694,302	737,102	—	(42,800)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	687,863	737,101	—	(49,238)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	700,422	737,102	—	(36,680)
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	706,878	737,102	—	(30,224)

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/17/21	Citibank, N.A.	COP	2,522,540	$710,565	$737,101	$—	$(26,536)
Expiring 03/17/21	Citibank, N.A.	COP	750,000	206,196	219,154	—	(12,958)
Expiring 03/17/21	Citibank, N.A.	COP	200,000	58,156	58,441	—	(285)
Expiring 03/17/21	Citibank, N.A.	COP	25,874	7,551	7,560	—	(9)
Expiring 03/17/21	Citibank, N.A.	COP	6,570	1,788	1,920	—	(132)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	688,054	737,102	—	(49,048)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	690,503	737,102	—	(46,599)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	688,566	737,102	—	(48,536)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	694,301	737,102	—	(42,801)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	687,862	737,101	—	(49,239)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	700,421	737,102	—	(36,681)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	706,877	737,102	—	(30,225)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	2,522,540	710,565	737,102	—	(26,537)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	750,000	206,196	219,155	—	(12,959)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	200,000	58,156	58,441	—	(285)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	25,874	7,551	7,560	—	(9)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	COP	6,570	1,788	1,920	—	(132)
Czech Koruna,
Expiring 03/17/21	Citibank, N.A.	CZK	39,218	1,772,874	1,826,734	—	(53,860)
Expiring 03/17/21	Citibank, N.A.	CZK	31,500	1,430,662	1,467,247	—	(36,585)
Expiring 03/17/21	Citibank, N.A.	CZK	31,374	1,411,626	1,461,387	—	(49,761)
Expiring 03/17/21	Citibank, N.A.	CZK	31,374	1,439,673	1,461,387	—	(21,714)
Expiring 03/17/21	Citibank, N.A.	CZK	29,413	1,331,175	1,370,050	—	(38,875)
Expiring 03/17/21	Citibank, N.A.	CZK	9,804	444,568	456,683	—	(12,115)
Expiring 03/17/21	Citibank, N.A.	CZK	7,844	352,154	365,347	—	(13,193)
Expiring 03/17/21	Citibank, N.A.	CZK	7,844	359,552	365,347	—	(5,795)
Expiring 03/17/21	Citibank, N.A.	CZK	7,000	316,108	326,055	—	(9,947)
Expiring 03/17/21	Citibank, N.A.	CZK	6,500	300,350	302,765	—	(2,415)
Expiring 03/17/21	Citibank, N.A.	CZK	2,000	92,259	93,159	—	(900)
Expiring 03/17/21	Citibank, N.A.	CZK	1,000	46,124	46,580	—	(456)
Expiring 03/17/21	Citibank, N.A.	CZK	95	4,454	4,425	29	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	39,218	1,772,872	1,826,734	—	(53,862)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	31,500	1,430,660	1,467,247	—	(36,587)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	31,374	1,411,624	1,461,387	—	(49,763)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	31,374	1,439,672	1,461,388	—	(21,716)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	29,413	1,331,173	1,370,050	—	(38,877)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	9,804	444,568	456,684	—	(12,116)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	7,844	352,153	365,347	—	(13,194)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	7,844	359,552	365,347	—	(5,795)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	7,000	316,107	326,055	—	(9,948)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	6,500	300,349	302,765	—	(2,416)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	2,000	92,259	93,159	—	(900)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	1,000	46,124	46,580	—	(456)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CZK	95	4,454	4,425	29	—
Euro,
Expiring 03/17/21	Citibank, N.A.	EUR	15	18,217	18,356	—	(139)
Expiring 03/17/21	Citibank, N.A.	EUR	5	5,951	6,119	—	(168)
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,079	6,119	—	(40)
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,091	6,119	—	(28)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	15	18,217	18,357	—	(140)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	5,951	6,119	—	(168)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,079	6,119	—	(40)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	5	6,091	6,119	—	(28)
Hungarian Forint,
Expiring 03/17/21	Citibank, N.A.	HUF	262,528	861,083	884,276	—	(23,193)

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 03/17/21	Citibank, N.A.	HUF	247,085	$812,507	$832,260	$—	$(19,753)
Expiring 03/17/21	Citibank, N.A.	HUF	205,000	676,115	690,504	—	(14,389)
Expiring 03/17/21	Citibank, N.A.	HUF	105,000	353,446	353,673	—	(227)
Expiring 03/17/21	Citibank, N.A.	HUF	77,214	254,834	260,082	—	(5,248)
Expiring 03/17/21	Citibank, N.A.	HUF	65,632	214,799	221,069	—	(6,270)
Expiring 03/17/21	Citibank, N.A.	HUF	61,771	203,377	208,066	—	(4,689)
Expiring 03/17/21	Citibank, N.A.	HUF	57,911	189,804	195,061	—	(5,257)
Expiring 03/17/21	Citibank, N.A.	HUF	15,000	51,322	50,525	797	—
Expiring 03/17/21	Citibank, N.A.	HUF	2,055	6,922	6,922	—	—
Expiring 03/17/21	Citibank, N.A.	HUF	565	1,855	1,903	—	(48)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	262,528	861,082	884,276	—	(23,194)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	247,085	812,506	832,260	—	(19,754)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	205,000	676,114	690,504	—	(14,390)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	105,000	353,446	353,673	—	(227)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	77,214	254,833	260,081	—	(5,248)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	65,632	214,799	221,070	—	(6,271)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	61,771	203,376	208,065	—	(4,689)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	57,911	189,804	195,061	—	(5,257)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	15,000	51,322	50,525	797	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	2,055	6,922	6,922	—	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	HUF	565	1,855	1,903	—	(48)
Indian Rupee,
Expiring 03/17/21	Citibank, N.A.	INR	27,192	369,153	369,342	—	(189)
Expiring 03/17/21	Citibank, N.A.	INR	20,976	280,852	284,905	—	(4,053)
Expiring 03/17/21	Citibank, N.A.	INR	4,629	61,719	62,872	—	(1,153)
Expiring 03/17/21	Citibank, N.A.	INR	3,552	47,120	48,246	—	(1,126)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,812	31,436	—	(624)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,814	31,436	—	(622)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,860	31,436	—	(576)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,857	31,436	—	(579)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,944	31,436	—	(492)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,944	31,436	—	(492)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,939	31,436	—	(497)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	30,939	31,435	—	(496)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,022	31,436	—	(414)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,020	31,436	—	(416)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,136	31,436	—	(300)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,134	31,436	—	(302)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,105	31,436	—	(331)
Expiring 03/17/21	Citibank, N.A.	INR	2,314	31,105	31,436	—	(331)
Expiring 03/17/21	Citibank, N.A.	INR	846	11,317	11,491	—	(174)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	27,192	369,152	369,342	—	(190)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	20,976	280,852	284,905	—	(4,053)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	4,629	61,720	62,872	—	(1,152)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	3,552	47,120	48,246	—	(1,126)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,816	31,436	—	(620)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,814	31,436	—	(622)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,856	31,436	—	(580)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,855	31,436	—	(581)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,944	31,436	—	(492)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,944	31,436	—	(492)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,939	31,436	—	(497)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	30,939	31,436	—	(497)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	31,021	31,436	—	(415)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	31,020	31,436	—	(416)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	$31,134	$31,436	$—	$(302)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	31,136	31,436	—	(300)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	31,105	31,436	—	(331)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	2,314	31,105	31,436	—	(331)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	846	11,316	11,491	—	(175)
Indonesian Rupiah,
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	452,330	462,892	—	(10,562)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	452,426	462,892	—	(10,466)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	453,138	462,892	—	(9,754)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	451,496	462,892	—	(11,396)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	453,392	462,892	—	(9,500)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	453,996	462,892	—	(8,896)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	454,177	462,892	—	(8,715)
Expiring 03/17/21	Citibank, N.A.	IDR	6,477,636	453,849	462,892	—	(9,043)
Expiring 03/17/21	Citibank, N.A.	IDR	529,739	37,615	37,855	—	(240)
Expiring 03/17/21	Citibank, N.A.	IDR	350,982	24,465	25,081	—	(616)
Expiring 03/17/21	Citibank, N.A.	IDR	116,191	8,168	8,303	—	(135)
Expiring 03/17/21	Citibank, N.A.	IDR	59,074	4,140	4,221	—	(81)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	452,329	462,892	—	(10,563)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	452,426	462,892	—	(10,466)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	453,138	462,892	—	(9,754)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	451,495	462,892	—	(11,397)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	453,391	462,892	—	(9,501)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	453,995	462,892	—	(8,897)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	454,177	462,892	—	(8,715)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	6,477,636	453,849	462,892	—	(9,043)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	529,739	37,615	37,855	—	(240)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	350,982	24,465	25,081	—	(616)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	116,191	8,167	8,303	—	(136)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	59,074	4,140	4,221	—	(81)
Israeli Shekel,
Expiring 03/17/21	Citibank, N.A.	ILS	5,998	1,793,142	1,868,910	—	(75,768)
Expiring 03/17/21	Citibank, N.A.	ILS	3,385	1,026,434	1,054,812	—	(28,378)
Expiring 03/17/21	Citibank, N.A.	ILS	900	272,685	280,337	—	(7,652)
Expiring 03/17/21	Citibank, N.A.	ILS	867	262,610	270,057	—	(7,447)
Expiring 03/17/21	Citibank, N.A.	ILS	846	256,434	263,703	—	(7,269)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	5,998	1,793,139	1,868,910	—	(75,771)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	3,385	1,026,433	1,054,812	—	(28,379)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	900	272,685	280,337	—	(7,652)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	867	262,610	270,057	—	(7,447)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	846	256,434	263,704	—	(7,270)
Mexican Peso,
Expiring 03/17/21	Citibank, N.A.	MXN	23,000	1,133,179	1,145,790	—	(12,611)
Expiring 03/17/21	Citibank, N.A.	MXN	17,000	847,064	846,889	175	—
Expiring 03/17/21	Citibank, N.A.	MXN	16,500	824,520	821,980	2,540	—
Expiring 03/17/21	Citibank, N.A.	MXN	6,500	324,043	323,810	233	—
Expiring 03/17/21	Citibank, N.A.	MXN	3,000	148,723	149,450	—	(727)
Expiring 03/17/21	Citibank, N.A.	MXN	1,083	53,980	53,952	28	—
Expiring 03/17/21	Citibank, N.A.	MXN	543	26,431	27,044	—	(613)
Expiring 03/17/21	Citibank, N.A.	MXN	543	26,691	27,045	—	(354)
Expiring 03/17/21	Citibank, N.A.	MXN	543	26,768	27,045	—	(277)
Expiring 03/17/21	Citibank, N.A.	MXN	543	26,725	27,045	—	(320)
Expiring 03/17/21	Citibank, N.A.	MXN	225	10,943	11,184	—	(241)
Expiring 03/17/21	Citibank, N.A.	MXN	71	3,497	3,537	—	(40)
Expiring 03/17/21	Citibank, N.A.	MXN	6	296	299	—	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	23,000	$1,133,178	$1,145,790	$—	$(12,612)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	17,000	847,062	846,889	173	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	16,500	824,519	821,980	2,539	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	6,500	324,042	323,810	232	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	3,000	148,723	149,451	—	(728)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	1,083	53,980	53,952	28	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	543	26,431	27,044	—	(613)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	543	26,690	27,044	—	(354)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	543	26,768	27,045	—	(277)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	543	26,725	27,045	—	(320)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	225	10,943	11,184	—	(241)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	71	3,497	3,537	—	(40)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	6	296	299	—	(3)
New Taiwanese Dollar,
Expiring 03/17/21	Citibank, N.A.	TWD	30,000	1,072,842	1,081,900	—	(9,058)
Expiring 03/17/21	Citibank, N.A.	TWD	11,000	392,926	396,697	—	(3,771)
Expiring 03/17/21	Citibank, N.A.	TWD	10,715	387,904	386,419	1,485	—
Expiring 03/17/21	Citibank, N.A.	TWD	8,000	285,280	288,507	—	(3,227)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	110,271	111,309	—	(1,038)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	110,078	111,309	—	(1,231)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	110,378	111,310	—	(932)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	110,129	111,309	—	(1,180)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	109,890	111,309	—	(1,419)
Expiring 03/17/21	Citibank, N.A.	TWD	3,087	109,937	111,309	—	(1,372)
Expiring 03/17/21	Citibank, N.A.	TWD	2,988	107,684	107,739	—	(55)
Expiring 03/17/21	Citibank, N.A.	TWD	1,543	55,024	55,655	—	(631)
Expiring 03/17/21	Citibank, N.A.	TWD	1,543	55,024	55,655	—	(631)
Expiring 03/17/21	Citibank, N.A.	TWD	1,543	55,036	55,655	—	(619)
Expiring 03/17/21	Citibank, N.A.	TWD	1,543	55,036	55,655	—	(619)
Expiring 03/17/21	Citibank, N.A.	TWD	212	7,561	7,645	—	(84)
Expiring 03/17/21	Citibank, N.A.	TWD	10	361	361	—	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	30,000	1,072,841	1,081,901	—	(9,060)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	11,000	392,925	396,696	—	(3,771)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	10,715	387,904	386,419	1,485	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	8,000	285,280	288,507	—	(3,227)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	110,271	111,310	—	(1,039)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	110,078	111,309	—	(1,231)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	110,377	111,309	—	(932)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	110,129	111,309	—	(1,180)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	109,890	111,309	—	(1,419)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	3,087	109,937	111,309	—	(1,372)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	2,988	107,684	107,739	—	(55)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	1,543	55,023	55,654	—	(631)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	1,543	55,024	55,655	—	(631)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	1,543	55,017	55,654	—	(637)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	1,543	55,024	55,655	—	(631)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	212	7,561	7,645	—	(84)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	10	361	361	—	—
Peruvian Nuevo Sol,
Expiring 03/17/21	Citibank, N.A.	PEN	50	14,002	13,814	188	—
Expiring 03/17/21	Citibank, N.A.	PEN	50	13,913	13,814	99	—
Expiring 03/17/21	Citibank, N.A.	PEN	50	13,937	13,814	123	—
Expiring 03/17/21	Citibank, N.A.	PEN	29	7,998	8,012	—	(14)
Expiring 03/17/21	Citibank, N.A.	PEN	6	1,664	1,658	6	—
Expiring 03/17/21	Citibank, N.A.	PEN	5	1,257	1,243	14	—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	$14,002	$13,814	$188	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	13,913	13,814	99	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	50	13,937	13,814	123	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	29	7,998	8,012	—	(14)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	6	1,664	1,658	6	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PEN	5	1,257	1,243	14	—
Philippine Peso,
Expiring 03/17/21	Citibank, N.A.	PHP	24,000	496,684	497,834	—	(1,150)
Expiring 03/17/21	Citibank, N.A.	PHP	18,000	371,362	373,375	—	(2,013)
Expiring 03/17/21	Citibank, N.A.	PHP	17,000	351,009	352,633	—	(1,624)
Expiring 03/17/21	Citibank, N.A.	PHP	1,191	24,568	24,694	—	(126)
Expiring 03/17/21	Citibank, N.A.	PHP	1,017	21,104	21,096	8	—
Expiring 03/17/21	Citibank, N.A.	PHP	595	12,277	12,347	—	(70)
Expiring 03/17/21	Citibank, N.A.	PHP	595	12,277	12,347	—	(70)
Expiring 03/17/21	Citibank, N.A.	PHP	199	4,104	4,128	—	(24)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	24,000	496,683	497,834	—	(1,151)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	18,000	371,362	373,375	—	(2,013)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	17,000	351,008	352,632	—	(1,624)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	1,191	24,568	24,694	—	(126)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	1,017	21,104	21,096	8	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	595	12,277	12,347	—	(70)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	595	12,277	12,347	—	(70)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	199	4,104	4,128	—	(24)
Polish Zloty,
Expiring 03/17/21	Citibank, N.A.	PLN	2,075	561,835	555,644	6,191	—
Expiring 03/17/21	Citibank, N.A.	PLN	2,075	565,526	555,644	9,882	—
Expiring 03/17/21	Citibank, N.A.	PLN	2,000	541,522	535,561	5,961	—
Expiring 03/17/21	Citibank, N.A.	PLN	1,200	324,164	321,336	2,828	—
Expiring 03/17/21	Citibank, N.A.	PLN	1,000	273,166	267,780	5,386	—
Expiring 03/17/21	Citibank, N.A.	PLN	653	173,875	174,980	—	(1,105)
Expiring 03/17/21	Citibank, N.A.	PLN	628	166,512	168,249	—	(1,737)
Expiring 03/17/21	Citibank, N.A.	PLN	628	167,980	168,249	—	(269)
Expiring 03/17/21	Citibank, N.A.	PLN	600	163,209	160,668	2,541	—
Expiring 03/17/21	Citibank, N.A.	PLN	450	121,821	120,501	1,320	—
Expiring 03/17/21	Citibank, N.A.	PLN	209	55,344	56,083	—	(739)
Expiring 03/17/21	Citibank, N.A.	PLN	209	55,947	56,083	—	(136)
Expiring 03/17/21	Citibank, N.A.	PLN	201	54,239	53,840	399	—
Expiring 03/17/21	Citibank, N.A.	PLN	200	54,037	53,556	481	—
Expiring 03/17/21	Citibank, N.A.	PLN	184	49,033	49,353	—	(320)
Expiring 03/17/21	Citibank, N.A.	PLN	176	47,516	47,056	460	—
Expiring 03/17/21	Citibank, N.A.	PLN	176	47,637	47,056	581	—
Expiring 03/17/21	Citibank, N.A.	PLN	159	43,112	42,443	669	—
Expiring 03/17/21	Citibank, N.A.	PLN	158	42,523	42,283	240	—
Expiring 03/17/21	Citibank, N.A.	PLN	127	34,389	34,098	291	—
Expiring 03/17/21	Citibank, N.A.	PLN	82	21,884	21,824	60	—
Expiring 03/17/21	Citibank, N.A.	PLN	21	5,447	5,490	—	(43)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	2,075	565,525	555,644	9,881	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	2,075	561,834	555,644	6,190	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	2,000	541,521	535,561	5,960	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	1,200	324,164	321,337	2,827	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	1,000	273,166	267,780	5,386	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	653	173,875	174,980	—	(1,105)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	628	166,512	168,249	—	(1,737)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	628	167,980	168,249	—	(269)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	600	163,209	160,669	2,540	—

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	450	$121,821	$120,501	$1,320	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	209	55,344	56,084	—	(740)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	209	55,947	56,083	—	(136)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	201	54,239	53,840	399	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	200	54,037	53,556	481	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	184	49,033	49,353	—	(320)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	176	47,516	47,056	460	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	176	47,637	47,056	581	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	159	43,112	42,443	669	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	158	42,523	42,283	240	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	127	34,389	34,098	291	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	82	21,884	21,824	60	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PLN	21	5,447	5,490	—	(43)
Russian Ruble,
Expiring 03/17/21	Citibank, N.A.	RUB	15,269	198,324	204,573	—	(6,249)
Expiring 03/17/21	Citibank, N.A.	RUB	6,706	89,039	89,850	—	(811)
Expiring 03/17/21	Citibank, N.A.	RUB	973	12,635	13,030	—	(395)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	15,269	198,324	204,574	—	(6,250)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	6,706	89,038	89,850	—	(812)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	973	12,635	13,030	—	(395)
Saudi Arabian Riyal,
Expiring 03/17/21	Citibank, N.A.	SAR	1,451	386,716	386,738	—	(22)
Expiring 03/17/21	Citibank, N.A.	SAR	1,451	386,659	386,738	—	(79)
Expiring 03/17/21	Citibank, N.A.	SAR	300	79,962	79,987	—	(25)
Expiring 03/17/21	Citibank, N.A.	SAR	200	53,310	53,325	—	(15)
Expiring 03/17/21	Citibank, N.A.	SAR	200	53,314	53,325	—	(11)
Expiring 03/17/21	Citibank, N.A.	SAR	200	53,312	53,325	—	(13)
Expiring 03/17/21	Citibank, N.A.	SAR	150	39,980	39,993	—	(13)
Expiring 03/17/21	Citibank, N.A.	SAR	100	26,657	26,662	—	(5)
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,328	13,331	—	(3)
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,327	13,331	—	(4)
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,328	13,331	—	(3)
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,326	13,331	—	(5)
Expiring 03/17/21	Citibank, N.A.	SAR	50	13,326	13,331	—	(5)
Expiring 03/17/21	Citibank, N.A.	SAR	3	800	800	—	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	1,451	386,716	386,739	—	(23)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	1,451	386,659	386,738	—	(79)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	300	79,962	79,987	—	(25)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	200	53,310	53,325	—	(15)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	200	53,314	53,325	—	(11)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	200	53,312	53,325	—	(13)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	150	39,980	39,993	—	(13)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	100	26,657	26,662	—	(5)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,328	13,332	—	(4)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,327	13,331	—	(4)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,328	13,331	—	(3)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,326	13,331	—	(5)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	50	13,326	13,331	—	(5)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SAR	3	800	800	—	—
Singapore Dollar,
Expiring 03/17/21	Citibank, N.A.	SGD	2,954	2,199,816	2,235,157	—	(35,341)
Expiring 03/17/21	Citibank, N.A.	SGD	2,954	2,201,056	2,235,158	—	(34,102)
Expiring 03/17/21	Citibank, N.A.	SGD	2,954	2,202,122	2,235,157	—	(33,035)
Expiring 03/17/21	Citibank, N.A.	SGD	2,954	2,209,064	2,235,158	—	(26,094)
Expiring 03/17/21	Citibank, N.A.	SGD	2,340	1,753,019	1,770,721	—	(17,702)

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/17/21	Citibank, N.A.	SGD	1,015	$759,373	$768,069	$—	$(8,696)
Expiring 03/17/21	Citibank, N.A.	SGD	685	513,750	518,352	—	(4,602)
Expiring 03/17/21	Citibank, N.A.	SGD	440	329,755	332,956	—	(3,201)
Expiring 03/17/21	Citibank, N.A.	SGD	315	235,409	238,366	—	(2,957)
Expiring 03/17/21	Citibank, N.A.	SGD	130	97,238	98,373	—	(1,135)
Expiring 03/17/21	Citibank, N.A.	SGD	40	29,974	30,268	—	(294)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	2,954	2,199,814	2,235,158	—	(35,344)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	2,954	2,201,053	2,235,158	—	(34,105)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	2,954	2,202,120	2,235,158	—	(33,038)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	2,954	2,209,061	2,235,158	—	(26,097)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	2,340	1,753,017	1,770,722	—	(17,705)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	1,015	759,372	768,069	—	(8,697)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	685	513,749	518,352	—	(4,603)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	440	329,754	332,956	—	(3,202)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	315	235,409	238,367	—	(2,958)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	130	97,238	98,374	—	(1,136)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	40	29,974	30,268	—	(294)
South African Rand,
Expiring 03/17/21	Citibank, N.A.	ZAR	14,994	1,013,109	1,010,388	2,721	—
Expiring 03/17/21	Citibank, N.A.	ZAR	14,596	986,221	983,534	2,687	—
Expiring 03/17/21	Citibank, N.A.	ZAR	5,050	328,063	340,300	—	(12,237)
Expiring 03/17/21	Citibank, N.A.	ZAR	3,500	229,326	235,851	—	(6,525)
Expiring 03/17/21	Citibank, N.A.	ZAR	2,450	157,939	165,096	—	(7,157)
Expiring 03/17/21	Citibank, N.A.	ZAR	2,200	141,676	148,249	—	(6,573)
Expiring 03/17/21	Citibank, N.A.	ZAR	1,400	92,579	94,340	—	(1,761)
Expiring 03/17/21	Citibank, N.A.	ZAR	1,282	86,804	86,389	415	—
Expiring 03/17/21	Citibank, N.A.	ZAR	1,000	64,033	67,386	—	(3,353)
Expiring 03/17/21	Citibank, N.A.	ZAR	1,000	64,776	67,386	—	(2,610)
Expiring 03/17/21	Citibank, N.A.	ZAR	959	61,872	64,640	—	(2,768)
Expiring 03/17/21	Citibank, N.A.	ZAR	959	61,624	64,640	—	(3,016)
Expiring 03/17/21	Citibank, N.A.	ZAR	959	62,286	64,640	—	(2,354)
Expiring 03/17/21	Citibank, N.A.	ZAR	959	61,411	64,640	—	(3,229)
Expiring 03/17/21	Citibank, N.A.	ZAR	650	42,892	43,801	—	(909)
Expiring 03/17/21	Citibank, N.A.	ZAR	163	10,501	10,950	—	(449)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	14,994	1,013,108	1,010,388	2,720	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	14,596	986,220	983,534	2,686	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	5,050	328,063	340,300	—	(12,237)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	3,500	229,326	235,852	—	(6,526)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	2,450	157,939	165,096	—	(7,157)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	2,200	141,676	148,249	—	(6,573)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	1,400	92,579	94,341	—	(1,762)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	1,282	86,804	86,389	415	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	1,000	64,033	67,386	—	(3,353)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	1,000	64,776	67,386	—	(2,610)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	959	61,872	64,640	—	(2,768)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	959	61,624	64,641	—	(3,017)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	959	62,286	64,640	—	(2,354)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	959	61,411	64,640	—	(3,229)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	650	42,892	43,801	—	(909)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	163	10,501	10,950	—	(449)
South Korean Won,
Expiring 03/17/21	Citibank, N.A.	KRW	2,395,000	2,192,574	2,201,011	—	(8,437)
Expiring 03/17/21	Citibank, N.A.	KRW	1,390,000	1,254,848	1,277,413	—	(22,565)
Expiring 03/17/21	Citibank, N.A.	KRW	936,431	846,641	860,582	—	(13,941)
Expiring 03/17/21	Citibank, N.A.	KRW	605,000	548,029	555,996	—	(7,967)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 03/17/21	Citibank, N.A.	KRW	471,527	$434,541	$433,334	$1,207	$—
Expiring 03/17/21	Citibank, N.A.	KRW	120,000	108,299	110,280	—	(1,981)
Expiring 03/17/21	Citibank, N.A.	KRW	110,000	99,610	101,090	—	(1,480)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	94,903	97,090	—	(2,187)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	94,914	97,090	—	(2,176)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	95,066	97,090	—	(2,024)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	94,783	97,090	—	(2,307)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	95,422	97,091	—	(1,669)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	95,289	97,090	—	(1,801)
Expiring 03/17/21	Citibank, N.A.	KRW	105,648	95,576	97,091	—	(1,515)
Expiring 03/17/21	Citibank, N.A.	KRW	101,899	92,028	93,645	—	(1,617)
Expiring 03/17/21	Citibank, N.A.	KRW	52,824	47,780	48,546	—	(766)
Expiring 03/17/21	Citibank, N.A.	KRW	52,824	47,809	48,545	—	(736)
Expiring 03/17/21	Citibank, N.A.	KRW	28,432	25,732	26,129	—	(397)
Expiring 03/17/21	Citibank, N.A.	KRW	20,000	18,404	18,380	24	—
Expiring 03/17/21	Citibank, N.A.	KRW	1,827	1,649	1,678	—	(29)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	2,395,000	2,192,571	2,201,010	—	(8,439)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,390,000	1,254,846	1,277,413	—	(22,567)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	936,431	846,640	860,582	—	(13,942)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	605,000	548,028	555,996	—	(7,968)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	471,527	434,541	433,334	1,207	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	120,000	108,299	110,280	—	(1,981)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	110,000	99,610	101,090	—	(1,480)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	94,903	97,090	—	(2,187)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	94,914	97,090	—	(2,176)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	95,066	97,090	—	(2,024)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	94,783	97,090	—	(2,307)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	95,422	97,091	—	(1,669)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	95,289	97,090	—	(1,801)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	105,648	95,575	97,090	—	(1,515)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	101,899	92,028	93,645	—	(1,617)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	52,824	47,806	48,545	—	(739)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	52,824	47,786	48,545	—	(759)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	28,432	25,732	26,129	—	(397)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	20,000	18,404	18,380	24	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	1,827	1,649	1,678	—	(29)
Thai Baht,
Expiring 03/17/21	Citibank, N.A.	THB	4,840	159,254	161,552	—	(2,298)
Expiring 03/17/21	Citibank, N.A.	THB	1,506	50,310	50,257	53	—
Expiring 03/17/21	Citibank, N.A.	THB	1,500	49,513	50,073	—	(560)
Expiring 03/17/21	Citibank, N.A.	THB	1,500	49,599	50,073	—	(474)
Expiring 03/17/21	Citibank, N.A.	THB	1,000	33,088	33,382	—	(294)
Expiring 03/17/21	Citibank, N.A.	THB	1,000	33,151	33,382	—	(231)
Expiring 03/17/21	Citibank, N.A.	THB	500	16,545	16,691	—	(146)
Expiring 03/17/21	Citibank, N.A.	THB	500	16,636	16,691	—	(55)
Expiring 03/17/21	Citibank, N.A.	THB	500	16,700	16,691	9	—
Expiring 03/17/21	Citibank, N.A.	THB	138	4,543	4,607	—	(64)
Expiring 03/17/21	Citibank, N.A.	THB	78	2,559	2,587	—	(28)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	4,840	159,254	161,553	—	(2,299)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,506	50,310	50,257	53	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,500	49,513	50,073	—	(560)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,500	49,599	50,073	—	(474)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,000	33,088	33,382	—	(294)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	1,000	33,151	33,383	—	(232)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	500	16,545	16,691	—	(146)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	500	$16,636	$16,691	$—	$(55)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	500	16,700	16,691	9	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	138	4,543	4,607	—	(64)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	78	2,559	2,587	—	(28)

				$159,346,604	$162,168,732	298,604	(3,120,732)

						$3,392,116	$(3,220,183)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$1,558,359	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Brazil	$5,731,000	$12,994,264	$—
Chile	687,628	396,716	—
China	54,141,154	183,826,234	—
Czech Republic	—	361,816	—
Ghana	—	—	7,428
Greece	—	—	1
Hong Kong	—	19,546,659	—
Hungary	—	5,700,397	—
India	7,072,659	55,277,809	—
Indonesia	—	18,241,280	—
Luxembourg	—	111,785	—
Macau	—	311,024	—
Malaysia	—	4,186,642	—
Mexico	15,483,695	—	—
Peru	7,493,933	—	—
Philippines	293,390	2,322,928	—
Poland	—	2,779,248	—
Qatar	—	642,189	—
Russia	—	32,328,767	—
Saudi Arabia	—	11,519,736	—
South Africa	794,596	20,108,198	—
South Korea	390,089	132,036,442	—
Taiwan	22,189,095	106,874,698	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Tanzania	$1,200,715	$—	$—
Thailand	—	3,993,218	—
Turkey	—	6,211,629	—
United Arab Emirates	—	466,313	—
United States	7,871,158	354,287	—
Exchange-Traded Fund
United States	3,319,512	—	—
Preferred Stocks
Brazil	—	3,882,112	—
Affiliated Mutual Funds	14,671,886	—	—
Unaffiliated Fund	17,705,302	—	—

Total	$159,045,812	$624,474,391	$7,429

Other Financial Instruments*
Assets
Futures Contracts	$418,521	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,392,116	—

Total	$418,521	$3,392,116	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(3,220,183)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	13.1%
Banks	11.7
Internet & Direct Marketing Retail	9.4
Technology Hardware, Storage & Peripherals	8.6
Insurance	4.6
IT Services	3.7
Electronic Equipment, Instruments & Components	3.6
Interactive Media & Services	3.5
Metals & Mining	3.3
Chemicals	3.1
Oil, Gas & Consumable Fuels	2.9
Capital Markets	2.6
Unaffiliated Fund	2.3
Food & Staples Retailing	2.2
Automobiles	2.1
Food Products	2.1
Household Durables	2.0
Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	1.9
Textiles, Apparel & Luxury Goods	1.3
Pharmaceuticals	1.2
Diversified Telecommunication Services	1.1
Auto Components	1.1
Beverages	0.9
Construction Materials	0.9
Tobacco	0.9

Specialty Retail	0.8%
Personal Products	0.7
Real Estate Management & Development	0.7
Gas Utilities	0.7
Entertainment	0.7
Wireless Telecommunication Services	0.7
Biotechnology	0.6
Industrial Conglomerates	0.5
Health Care Providers & Services	0.5
Exchange-Traded Fund	0.4
Communications Equipment	0.4
Hotels, Restaurants & Leisure	0.3
Diversified Consumer Services	0.3
Household Products	0.3
Water Utilities	0.3
Machinery	0.2
Diversified Financial Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Electric Utilities	0.2
Air Freight & Logistics	0.2
Health Care Equipment & Supplies	0.2
Building Products	0.2
Media	0.1
Paper & Forest Products	0.1
Life Sciences Tools & Services	0.1
Health Care Technology	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Multiline Retail	0.1%
Transportation Infrastructure	0.1
Marine	0.1
Electrical Equipment	0.1
Leisure Products	0.1
Construction & Engineering	0.0	*
Commercial Services & Supplies	0.0	*
Trading Companies & Distributors	0.0	*

Containers & Packaging	0.0	*%
Aerospace & Defense	0.0	*

	100.3
Liabilities in excess of other assets	(0.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$418,521	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,392,116		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,220,183

		$3,810,637			$3,220,183

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward Currency Exchange Contracts
Equity contracts	$775	$2,950	$3,797,226	$—
Foreign exchange contracts	—	—	—	(498,504)

Total	$775	$2,950	$3,797,226	$(498,504)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward Currency Exchange Contracts
Equity contracts	$1,385	$418,521	$—
Foreign exchange contracts	—	—	171,933

Total	$1,385	$418,521	$171,933

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$7,018,771	$73,560,147

Forward Foreign Currency Exchange Contracts—Sold(2)
$71,465,972

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$11,980,557	$(11,980,557)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$1,696,111	$(1,610,025)	$86,086	$(60,000)	$26,086
JPMorgan Chase Bank, N.A.	1,696,005	(1,610,158)	85,847	—	85,847

	$3,392,116	$(3,220,183)	$171,933	$(60,000)	$111,933

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $11,980,557:
Unaffiliated investments (cost $598,394,754)	$768,855,746
Affiliated investments (cost $14,671,886)	14,671,886
Cash segregated for counterparty — OTC	3,210,000
Foreign currency, at value (cost $2,131,214)	2,084,987
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,392,116
Receivable for investments sold	2,761,030
Deposit with securities lending agent	1,647,375
Deposit with broker for centrally cleared/exchange-traded derivatives	1,558,359
Dividends receivable	1,541,288
Tax reclaim receivable	77,462
Receivable from affiliate	8,046
Prepaid expenses and other assets	129,224

Total Assets	799,937,519

LIABILITIES
Payable to broker for collateral for securities on loan	12,363,050
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,220,183
Foreign capital gains tax liability accrued	1,987,108
Accrued expenses and other liabilities	371,102
Management fee payable	337,790
Due to broker-variation margin futures	327,531
Payable for Portfolio shares purchased	67,105
Payable to affiliate	55,823
Distribution fee payable	20,953
Trustees’ fees payable	1,644
Affiliated transfer agent fee payable	401

Total Liabilities	18,752,690

NET ASSETS	$781,184,829

Net assets were comprised of:
Partners’ Equity	$781,184,829

Net asset value and redemption price per share, $781,184,829 / 76,247,133 outstanding shares of beneficial interest	$10.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,601,712 foreign withholding tax, of which $93,466 is reimbursable by an affiliate)	$12,279,044
Affiliated dividend income	44,035
Income from securities lending, net (including affiliated income of $20,502)	38,936

Total income	12,362,015

EXPENSES
Management fee	4,321,408
Distribution fee	1,162,983
Custodian and accounting fees	879,214
Legal fees and expenses	36,543
Audit fee	28,626
Trustees’ fees	15,660
Shareholders’ reports	12,020
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,100
Miscellaneous	177,894

Total expenses	6,641,448
Less: Fee waiver and/or expense reimbursement	(448,814)

Net expenses	6,192,634

NET INVESTMENT INCOME (LOSS)	6,169,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,655)) (net of foreign capital gains taxes $(288,717))	(77,869,979)
Futures transactions	3,797,226
Forward currency contract transactions	(498,504)
Foreign currency transactions	(1,295,829)

(75,867,086)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(170)) (net of change in foreign capital gains taxes $(1,945,913))	157,453,502
Futures	418,521
Forward currency contracts	171,933
Foreign currencies	(59,484)

157,984,472

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	82,117,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,286,767

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,169,381	$7,635,234
Net realized gain (loss) on investment and foreign currency transactions	(75,867,086)	(5,937,349)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	157,984,472	42,547,029

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,286,767	44,244,914

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [64,393,844 and 12,151,045 shares, respectively]	502,389,093	112,946,876
Portfolio shares issued in merger [4,103,328 and 0 shares, respectively]	35,124,491	—
Portfolio shares purchased [34,588,068 and 8,572,959 shares, respectively]	(261,675,109)	(77,192,296)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	275,838,475	35,754,580

CAPITAL CONTRIBUTIONS	—	90,347

TOTAL INCREASE (DECREASE)	364,125,242	80,089,841
NET ASSETS:
Beginning of year	417,059,587	336,969,746

End of year	$781,184,829	$417,059,587

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 97.5%	Shares	Value
Aerospace & Defense — 1.5%
AAR Corp.	130,863	$4,739,858
Cubic Corp.	17,811	1,104,994
Ducommun, Inc.*	44,451	2,387,019
Kaman Corp.	88,292	5,044,122

		13,275,993

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	89,348	2,800,166

Airlines — 0.6%
Allegiant Travel Co.	13,664	2,585,776
SkyWest, Inc.	69,659	2,807,954

		5,393,730

Auto Components — 1.6%
Adient PLC*	228,108	7,931,315
Cooper Tire & Rubber Co.	75,393	3,053,417
Visteon Corp.*	19,520	2,450,150
Workhorse Group, Inc.*(a)	49,470	978,517

		14,413,399

Banks — 15.5%
Amalgamated Bank (Class A Stock)	56,792	780,322
Ameris Bancorp	180,682	6,878,564
Atlantic Union Bankshares Corp.	167,204	5,507,700
BancorpSouth Bank	203,168	5,574,930
Bank of Hawaii Corp.	18,974	1,453,788
Banner Corp.	116,984	5,450,285
Brookline Bancorp, Inc.	241,236	2,904,481
Bryn Mawr Bank Corp.	12,637	386,629
Columbia Banking System, Inc.	178,415	6,405,098
Community Bank System, Inc.	95,051	5,922,628
ConnectOne Bancorp, Inc.	150,076	2,970,004
CVB Financial Corp.	276,225	5,386,387
FB Financial Corp.	128,637	4,467,563
First Financial Bankshares, Inc.(a)	146,545	5,301,265
First Merchants Corp.	161,665	6,047,888
First Midwest Bancorp, Inc.	115,124	1,832,774
First of Long Island Corp. (The)	31,499	562,257
German American Bancorp, Inc.	73,350	2,427,152
Glacier Bancorp, Inc.(a)	163,275	7,512,283
Great Western Bancorp, Inc.	105,176	2,198,178
Heritage Financial Corp.	105,358	2,464,324
Home BancShares, Inc.	210,785	4,106,092
Independent Bank Corp.	85,736	6,262,157
Lakeland Financial Corp.	100,063	5,361,376
OceanFirst Financial Corp.	180,301	3,359,008
Pacific Premier Bancorp, Inc.	147,933	4,634,741
PacWest Bancorp	86,047	2,185,594
Pinnacle Financial Partners, Inc.	68,085	4,384,674
Renasant Corp.(a)	196,352	6,613,135
Sandy Spring Bancorp, Inc.	29,779	958,586
South State Corp.	105,011	7,592,295
Towne Bank	97,932	2,299,443
TriCo Bancshares	89,901	3,171,707
United Community Banks, Inc.	243,766	6,932,705

		140,296,013

COMMON STOCKS (continued)	Shares	Value
Beverages — 0.0%
Primo Water Corp.	21,277	$333,623

Biotechnology — 0.4%
Arena Pharmaceuticals, Inc.*	37,308	2,866,374
Emergent BioSolutions, Inc.*	11,561	1,035,865

		3,902,239

Building Products — 1.3%
AZEK Co., Inc. (The)*	17,790	684,026
Gibraltar Industries, Inc.*	50,831	3,656,782
Griffon Corp.	77,009	1,569,443
Resideo Technologies, Inc.*	281,057	5,975,272

		11,885,523

Capital Markets — 2.1%
Hamilton Lane, Inc. (Class A Stock)	45,761	3,571,646
Houlihan Lokey, Inc.	45,922	3,087,336
PJT Partners, Inc. (Class A Stock)	39,029	2,936,932
Stifel Financial Corp.	169,995	8,577,948
Virtu Financial, Inc. (Class A Stock)	39,761	1,000,784

		19,174,646

Chemicals — 2.0%
Avient Corp.	261,575	10,536,241
HB Fuller Co.	62,581	3,246,702
Kraton Corp.*	62,928	1,748,769
Quaker Chemical Corp.(a)	5,649	1,431,400
Stepan Co.	3,491	416,546
Tronox Holdings PLC (Class A Stock)	65,586	958,868

		18,338,526

Commercial Services & Supplies — 1.1%
ABM Industries, Inc.	96,703	3,659,241
Brady Corp. (Class A Stock)	59,718	3,154,305
Casella Waste Systems, Inc. (Class A Stock)*	44,838	2,777,714

		9,591,260

Communications Equipment — 1.1%
InterDigital, Inc.	42,222	2,562,031
NetScout Systems, Inc.*	118,663	3,253,739
Viavi Solutions, Inc.*	265,603	3,977,405

		9,793,175

Construction & Engineering — 2.1%
AECOM*	45,821	2,280,969
EMCOR Group, Inc.	50,798	4,645,985
MasTec, Inc.*	117,931	8,040,536
WillScot Mobile Mini Holdings Corp.*	181,666	4,209,201

		19,176,691

Construction Materials — 0.3%
Summit Materials, Inc. (Class A Stock)*	134,248	2,695,700

Consumer Finance — 1.0%
FirstCash, Inc.	28,439	1,991,867
Green Dot Corp. (Class A Stock)*	55,062	3,072,460
Oportun Financial Corp.*	40,938	792,969

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (cont’d.)
PROG Holdings, Inc.	57,399	$3,092,084

		8,949,380

Diversified Consumer Services — 0.2%
Laureate Education, Inc. (Class A Stock)*	113,832	1,657,394

Diversified Financial Services — 0.1%
Alerus Financial Corp.	28,936	791,978

Diversified Telecommunication Services — 0.4%
Vonage Holdings Corp.*	271,293	3,492,897

Electric Utilities — 2.4%
ALLETE, Inc.	80,761	5,002,336
IDACORP, Inc.	33,244	3,192,421
MGE Energy, Inc.	57,116	3,999,834
PNM Resources, Inc.	64,597	3,134,892
Portland General Electric Co.	143,966	6,157,426

		21,486,909

Electronic Equipment, Instruments & Components — 2.0%
CTS Corp.	108,926	3,739,430
FARO Technologies, Inc.*	44,633	3,152,429
Knowles Corp.*	128,508	2,368,402
Rogers Corp.*	33,710	5,234,826
TTM Technologies, Inc.*(a)	261,001	3,600,509

		18,095,596

Energy Equipment & Services — 1.2%
Cactus, Inc. (Class A Stock)	117,629	3,066,588
ChampionX Corp.*	491,562	7,520,899

		10,587,487

Entertainment — 0.3%
IMAX Corp.*	132,043	2,379,415
Live Nation Entertainment, Inc.*(a)	6,461	474,754

		2,854,169

Equity Real Estate Investment Trusts (REITs) — 8.6%
Acadia Realty Trust	392,695	5,572,342
CyrusOne, Inc.	54,975	4,021,421
EastGroup Properties, Inc.	26,651	3,679,437
Healthcare Realty Trust, Inc.	192,238	5,690,245
Highwoods Properties, Inc.	89,033	3,528,378
Hudson Pacific Properties, Inc.	123,023	2,955,012
Life Storage, Inc.	51,026	6,091,994
National Health Investors, Inc.	92,190	6,376,782
Park Hotels & Resorts, Inc.(a)	218,565	3,748,390
Pebblebrook Hotel Trust	411,097	7,728,624
Physicians Realty Trust	278,335	4,954,363
Preferred Apartment Communities, Inc. (Class A Stock)	113,691	841,313
PS Business Parks, Inc.	25,426	3,378,353
RLJ Lodging Trust	383,087	5,420,681
Safehold, Inc.(a)	39,367	2,853,714
STAG Industrial, Inc.	182,604	5,719,157
Terreno Realty Corp.	85,768	5,018,286

		77,578,492

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.9%
Performance Food Group Co.*	171,066	$8,144,452

Food Products — 2.7%
Darling Ingredients, Inc.*	220,003	12,689,773
Hostess Brands, Inc.*(a)	192,429	2,817,161
Sanderson Farms, Inc.	9,336	1,234,219
Simply Good Foods Co. (The)*(a)	121,255	3,802,557
Utz Brands, Inc.(a)	180,952	3,991,801

		24,535,511

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	24,509	2,652,119
ONE Gas, Inc.	90,257	6,929,030

		9,581,149

Health Care Equipment & Supplies — 1.7%
Avanos Medical, Inc.*	113,803	5,221,282
CONMED Corp.	41,979	4,701,648
Globus Medical, Inc. (Class A Stock)*	6,737	439,387
LivaNova PLC*	36,785	2,435,535
Merit Medical Systems, Inc.*	44,454	2,467,641

		15,265,493

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.*	88,532	4,449,618
AMN Healthcare Services, Inc.*	43,386	2,961,094
Magellan Health, Inc.*	40,577	3,361,399
Owens & Minor, Inc.	80,261	2,171,060
Tenet Healthcare Corp.*	117,448	4,689,699

		17,632,870

Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.*	207,332	2,993,874

Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corp.*	187,001	8,026,083
Brinker International, Inc.	100,024	5,658,358
Caesars Entertainment, Inc.*	69,216	5,140,672
Jack in the Box, Inc.(a)	31,336	2,907,981
Marriott Vacations Worldwide Corp.	49,259	6,759,320
Penn National Gaming, Inc.*	47,330	4,087,892
SeaWorld Entertainment, Inc.*	145,556	4,598,114
Wyndham Destinations, Inc.	79,045	3,545,959

		40,724,379

Household Durables — 1.7%
Helen of Troy Ltd.*	5,548	1,232,710
KB Home	25,531	855,799
Meritage Homes Corp.*	61,862	5,123,411
Taylor Morrison Home Corp.*(a)	175,492	4,501,370
TopBuild Corp.*	18,409	3,388,729

		15,102,019

Independent Power & Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. (Class A Stock)	47,693	1,409,328

Insurance — 4.0%
AMERISAFE, Inc.	37,738	2,167,293
BRP Group, Inc. (Class A Stock)*	123,700	3,707,289
CNO Financial Group, Inc.	66,408	1,476,250

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Enstar Group Ltd.*	21,822	$4,471,110
Kemper Corp.	30,090	2,311,815
Kinsale Capital Group, Inc.	15,712	3,144,442
Palomar Holdings, Inc.*	34,262	3,043,836
Primerica, Inc.	40,200	5,383,986
RLI Corp.(a)	43,678	4,549,064
Selective Insurance Group, Inc.	88,900	5,954,522

		36,209,607

IT Services — 1.5%
KBR, Inc.	338,442	10,468,011
ManTech International Corp. (Class A Stock)	35,784	3,182,629

		13,650,640

Leisure Products — 0.4%
Callaway Golf Co.(a)	87,744	2,106,733
Malibu Boats, Inc. (Class A Stock)*	27,125	1,693,685

		3,800,418

Life Sciences Tools & Services — 0.9%
Luminex Corp.(a)	72,878	1,684,940
PRA Health Sciences, Inc.*	22,759	2,854,889
Syneos Health, Inc.*	49,364	3,363,169

		7,902,998

Machinery — 6.7%
Astec Industries, Inc.	76,397	4,421,858
Chart Industries, Inc.*	59,344	6,990,130
CIRCOR International, Inc.*	59,820	2,299,481
Colfax Corp.*	142,165	5,436,389
Columbus McKinnon Corp.	88,515	3,402,517
Federal Signal Corp.	147,958	4,907,767
Kennametal, Inc.	151,329	5,484,163
Navistar International Corp.*	26,948	1,184,634
Rexnord Corp.	231,855	9,155,954
SPX FLOW, Inc.*	95,609	5,541,498
Timken Co. (The)	53,711	4,155,083
TriMas Corp.*	139,139	4,406,532
Watts Water Technologies, Inc. (Class A Stock)	27,687	3,369,508

		60,755,514

Media — 0.9%
Nexstar Media Group, Inc. (Class A Stock)	44,217	4,828,054
TEGNA, Inc.	205,006	2,859,834

		7,687,888

Metals & Mining — 3.7%
Alcoa Corp.*	121,991	2,811,892
Allegheny Technologies, Inc.*	145,571	2,441,226
Arconic Corp.*	263,109	7,840,648
Cleveland-Cliffs, Inc.(a)	570,407	8,305,126
Coeur Mining, Inc.*	336,422	3,481,968
Commercial Metals Co.	109,215	2,243,276
Constellium SE*(a)	304,671	4,262,347
Sandstorm Gold Ltd. (Canada)*(a)	148,529	1,064,953

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Warrior Met Coal, Inc.	38,344	$817,494

		33,268,930

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
KKR Real Estate Finance Trust, Inc.(a)	177,027	3,172,324
PennyMac Mortgage Investment Trust	246,374	4,333,719
Two Harbors Investment Corp.	849,566	5,411,735

		12,917,778

Multiline Retail — 0.0%
Big Lots, Inc.(a)	9,980	428,441

Oil, Gas & Consumable Fuels — 2.2%
Brigham Minerals, Inc. (Class A Stock)	166,560	1,830,494
EQT Corp.	266,351	3,385,321
Golar LNG Ltd. (Cameroon)*(a)	235,701	2,272,158
Rattler Midstream LP	139,771	1,325,029
Renewable Energy Group, Inc.*(a)	33,895	2,400,444
Viper Energy Partners LP	335,984	3,904,134
WPX Energy, Inc.*	582,690	4,748,924

		19,866,504

Paper & Forest Products — 0.1%
Domtar Corp.	21,189	670,632

Pharmaceuticals — 0.2%
Prestige Consumer Healthcare, Inc.*	58,350	2,034,665

Professional Services — 1.1%
ASGN, Inc.*	79,264	6,620,922
FTI Consulting, Inc.*	12,720	1,421,078
ICF International, Inc.	29,768	2,212,656

		10,254,656

Real Estate Management & Development — 0.3%
Kennedy-Wilson Holdings, Inc.	153,682	2,749,371

Road & Rail — 0.9%
ArcBest Corp.	73,395	3,131,765
Saia, Inc.*	28,876	5,220,781

		8,352,546

Semiconductors & Semiconductor Equipment — 2.0%
Allegro MicroSystems, Inc. (Japan)*(a)	69,061	1,841,166
Cohu, Inc.	152,270	5,813,669
Onto Innovation, Inc.*	96,953	4,610,115
Semtech Corp.*	31,825	2,294,264
Silicon Laboratories, Inc.*	24,201	3,081,756

		17,640,970

Software — 1.1%
Bottomline Technologies DE, Inc.*	59,709	3,149,053
Cloudera, Inc.*	254,698	3,542,849
Verint Systems, Inc.*	45,813	3,077,717

		9,769,619

Specialty Retail — 2.8%
Abercrombie & Fitch Co. (Class A Stock)	38,433	782,496
American Eagle Outfitters, Inc.(a)	272,398	5,467,028
At Home Group, Inc.*(a)	26,366	407,618

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
Burlington Stores, Inc.*	1,922	$502,699
Five Below, Inc.*	5,712	999,486
Lithia Motors, Inc. (Class A Stock)	17,815	5,213,916
Rent-A-Center, Inc.	80,426	3,079,511
RH*(a)	6,094	2,727,187
Sleep Number Corp.*(a)	15,513	1,269,894
Sonic Automotive, Inc. (Class A Stock)(a)	58,452	2,254,494
Zumiez, Inc.*	80,642	2,966,013

		25,670,342

Textiles, Apparel & Luxury Goods — 2.0%
Capri Holdings Ltd.*	119,942	5,037,564
Crocs, Inc.*	63,786	3,996,831
Deckers Outdoor Corp.*	1,503	431,030
Tapestry, Inc.	151,124	4,696,934
Wolverine World Wide, Inc.	125,529	3,922,781

		18,085,140

Thrifts & Mortgage Finance — 2.2%
MGIC Investment Corp.	407,341	5,112,130
NMI Holdings, Inc. (Class A Stock)*	159,793	3,619,311
Provident Financial Services, Inc.	52,756	947,498
Walker & Dunlop, Inc.	65,824	6,057,125
Washington Federal, Inc.	172,941	4,451,501

		20,187,565

Trading Companies & Distributors — 1.7%
Beacon Roofing Supply, Inc.*	116,029	4,663,206
BMC Stock Holdings, Inc.*	109,962	5,902,760
Herc Holdings, Inc.*	75,634	5,022,854

		15,588,820

Water Utilities — 0.3%
SJW Group	44,854	3,111,073

TOTAL COMMON STOCKS (cost $703,706,881)		882,558,178

EXCHANGE-TRADED FUND — 1.5%	Shares	Value
iShares Russell 2000 Value ETF(a) (cost $10,923,569)	102,673	$13,527,168

TOTAL LONG-TERM INVESTMENTS (cost $714,630,450)		896,085,346

SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,420,773	6,420,773
PGIM Institutional Money Market Fund (cost $70,232,559; includes $70,222,930 of cash collateral for securities on loan)(b)(w)	70,261,383	70,226,252

TOTAL SHORT-TERM INVESTMENTS (cost $76,653,332)		76,647,025

TOTAL INVESTMENTS — 107.5% (cost $791,283,782)		972,732,371
Liabilities in excess of other assets — (7.5)%		(67,662,751)

NET ASSETS — 100.0%		$905,069,620

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,675,515; cash collateral of $70,222,930 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$13,275,993	$—	$—
Air Freight & Logistics	2,800,166	—	—
Airlines	5,393,730	—	—
Auto Components	14,413,399	—	—
Banks	140,296,013	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Beverages	$333,623	$—	$—
Biotechnology	3,902,239	—	—
Building Products	11,885,523	—	—
Capital Markets	19,174,646	—	—
Chemicals	18,338,526	—	—
Commercial Services & Supplies	9,591,260	—	—
Communications Equipment	9,793,175	—	—
Construction & Engineering	19,176,691	—	—
Construction Materials	2,695,700	—	—
Consumer Finance	8,949,380	—	—
Diversified Consumer Services	1,657,394	—	—
Diversified Financial Services	791,978	—	—
Diversified Telecommunication Services	3,492,897	—	—
Electric Utilities	21,486,909	—	—
Electronic Equipment, Instruments & Components	18,095,596	—	—
Energy Equipment & Services	10,587,487	—	—
Entertainment	2,854,169	—	—
Equity Real Estate Investment Trusts (REITs)	77,578,492	—	—
Food & Staples Retailing	8,144,452	—	—
Food Products	24,535,511	—	—
Gas Utilities	9,581,149	—	—
Health Care Equipment & Supplies	15,265,493	—	—
Health Care Providers & Services	17,632,870	—	—
Health Care Technology	2,993,874	—	—
Hotels, Restaurants & Leisure	40,724,379	—	—
Household Durables	15,102,019	—	—
Independent Power & Renewable Electricity Producers	1,409,328	—	—
Insurance	36,209,607	—	—
IT Services	13,650,640	—	—
Leisure Products	3,800,418	—	—
Life Sciences Tools & Services	7,902,998	—	—
Machinery	60,755,514	—	—
Media	7,687,888	—	—
Metals & Mining	33,268,930	—	—
Mortgage Real Estate Investment Trusts (REITs)	12,917,778	—	—
Multiline Retail	428,441	—	—
Oil, Gas & Consumable Fuels	19,866,504	—	—
Paper & Forest Products	670,632	—	—
Pharmaceuticals	2,034,665	—	—
Professional Services	10,254,656	—	—
Real Estate Management & Development	2,749,371	—	—
Road & Rail	8,352,546	—	—
Semiconductors & Semiconductor Equipment	17,640,970	—	—
Software	9,769,619	—	—
Specialty Retail	25,670,342	—	—
Textiles, Apparel & Luxury Goods	18,085,140	—	—
Thrifts & Mortgage Finance	20,187,565	—	—
Trading Companies & Distributors	15,588,820	—	—
Water Utilities	3,111,073	—	—
Exchange-Traded Fund	13,527,168	—	—
Affiliated Mutual Funds	76,647,025	—	—

Total	$972,732,371	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	15.5%
Equity Real Estate Investment Trusts (REITs)	8.6
Affiliated Mutual Funds (7.8% represents investments purchased with collateral from securities on loan)	8.5
Machinery	6.7
Hotels, Restaurants & Leisure	4.5
Insurance	4.0
Metals & Mining	3.7
Specialty Retail	2.8
Food Products	2.7
Electric Utilities	2.4
Thrifts & Mortgage Finance	2.2
Oil, Gas & Consumable Fuels	2.2
Construction & Engineering	2.1
Capital Markets	2.1
Chemicals	2.0
Electronic Equipment, Instruments & Components	2.0
Textiles, Apparel & Luxury Goods	2.0
Semiconductors & Semiconductor Equipment	2.0
Health Care Providers & Services	1.9
Trading Companies & Distributors	1.7
Health Care Equipment & Supplies	1.7
Household Durables	1.7
Auto Components	1.6
IT Services	1.5
Exchange-Traded Fund	1.5
Aerospace & Defense	1.5
Mortgage Real Estate Investment Trusts (REITs)	1.4
Building Products	1.3
Energy Equipment & Services	1.2
Professional Services	1.1
Communications Equipment	1.1

Software	1.1%
Commercial Services & Supplies	1.1
Gas Utilities	1.1
Consumer Finance	1.0
Road & Rail	0.9
Food & Staples Retailing	0.9
Life Sciences Tools & Services	0.9
Media	0.9
Airlines	0.6
Biotechnology	0.4
Leisure Products	0.4
Diversified Telecommunication Services	0.4
Water Utilities	0.3
Health Care Technology	0.3
Entertainment	0.3
Air Freight & Logistics	0.3
Real Estate Management & Development	0.3
Construction Materials	0.3
Pharmaceuticals	0.2
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Diversified Financial Services	0.1
Paper & Forest Products	0.1
Multiline Retail	0.0 *
Beverages	0.0 *

107.5
Liabilities in excess of other assets	(7.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$68,675,515	$(68,675,515)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $68,675,515:
Unaffiliated investments (cost $714,630,450)	$896,085,346
Affiliated investments (cost $76,653,332)	76,647,025
Receivable for investments sold	2,962,875
Dividends receivable	1,286,138
Receivable from affiliate	43,972
Tax reclaim receivable	34,828
Prepaid expenses	9,420

Total Assets	977,069,604

LIABILITIES
Payable to broker for collateral for securities on loan	70,222,930
Payable for investments purchased	930,962
Management fee payable	383,566
Payable for Portfolio shares purchased	250,342
Accrued expenses and other liabilities	150,500
Payable to affiliate	34,828
Distribution fee payable	24,692
Trustees’ fees payable	1,763
Affiliated transfer agent fee payable	401

Total Liabilities	71,999,984

NET ASSETS	$905,069,620

Net assets were comprised of:
Partners’ Equity	$905,069,620

Net asset value and redemption price per share, $905,069,620 / 35,297,491 outstanding shares of beneficial interest	$25.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $97,726 foreign withholding tax, of which $43,972 is reimbursable by an affiliate)	$11,684,234
Income from securities lending, net (including affiliated income of $218,915)	261,925
Affiliated dividend income	100,922

Total income	12,047,081

EXPENSES
Management fee	5,678,002
Distribution fee	1,835,411
Custodian and accounting fees	121,154
Legal fees and expenses	28,215
Audit fee	23,413
Trustees’ fees	19,040
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	5,553
Miscellaneous	30,550

Total expenses	7,748,374
Less: Fee waiver and/or expense reimbursement	(73,416)

Net expenses	7,674,958

NET INVESTMENT INCOME (LOSS)	4,372,123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(76,259))	(77,172,903)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(16,867))	54,948,854

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(22,224,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,851,926)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,372,123	$6,684,958
Net realized gain (loss) on investment and foreign currency transactions	(77,172,903)	43,160,488
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	54,948,854	129,223,600

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,851,926)	179,069,046

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [18,605,365 and 3,858,492 shares, respectively]	341,727,277	86,543,798
Portfolio shares purchased [21,497,691 and 4,395,081 shares, respectively]	(374,728,479)	(100,223,167)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(33,001,202)	(13,679,369)

CAPITAL CONTRIBUTIONS	—	1,210

TOTAL INCREASE (DECREASE)	(50,853,128)	165,390,887
NET ASSETS:
Beginning of year	955,922,748	790,531,861

End of year	$905,069,620	$955,922,748

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.2%
Embraer SA (Brazil), ADR*	591,200	$4,026,072

Air Freight & Logistics — 1.8%
FedEx Corp.	148,700	38,605,494

Auto Components — 2.9%
Adient PLC*	261,900	9,106,263
Magna International, Inc. (Canada)	771,000	54,586,800

		63,693,063

Automobiles — 4.1%
General Motors Co.	1,759,000	73,244,760
Harley-Davidson, Inc.	435,200	15,971,840

		89,216,600

Banks — 16.0%
Bank of America Corp.	1,841,754	55,823,564
Citigroup, Inc.	1,823,460	112,434,543
Citizens Financial Group, Inc.	1,493,900	53,421,864
PNC Financial Services Group, Inc. (The)	183,900	27,401,100
Wells Fargo & Co.	3,258,983	98,356,107

		347,437,178

Capital Markets — 4.1%
Goldman Sachs Group, Inc. (The)	238,400	62,868,464
State Street Corp.	356,000	25,909,680

		88,778,144

Communications Equipment — 1.8%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	3,275,900	39,147,005

Consumer Finance — 1.0%
Discover Financial Services	243,000	21,998,790

Containers & Packaging — 1.5%
International Paper Co.	641,100	31,875,492

Diversified Financial Services — 1.3%
Equitable Holdings, Inc.	1,112,300	28,463,757

Electric Utilities — 3.0%
PPL Corp.	1,683,900	47,485,980
Southern Co. (The)	270,500	16,616,815

		64,102,795

Electronic Equipment, Instruments & Components — 3.4%
Corning, Inc.	1,006,000	36,216,000
TE Connectivity Ltd.	313,100	37,907,017

		74,123,017

Energy Equipment & Services — 3.8%
Baker Hughes Co.(a)	627,600	13,085,460
Halliburton Co.	822,500	15,545,250
National Oilwell Varco, Inc.	2,601,300	35,715,849
Schlumberger NV	800,900	17,483,647

		81,830,206

Equity Real Estate Investment Trusts (REITs) — 0.5%
Host Hotels & Resorts, Inc.	792,700	11,597,201

COMMON STOCKS (continued)	Shares	Value
Food Products — 0.7%
Mondelez International, Inc. (Class A Stock)	266,000	$15,553,020

Health Care Equipment & Supplies — 3.0%
Medtronic PLC	380,700	44,595,198
Zimmer Biomet Holdings, Inc.	127,200	19,600,248

		64,195,446

Health Care Providers & Services — 5.0%
Anthem, Inc.	223,100	71,635,179
UnitedHealth Group, Inc.	104,900	36,786,332

		108,421,511

Industrial Conglomerates — 4.8%
General Electric Co.	9,591,400	103,587,120

Insurance — 8.0%
American International Group, Inc.	2,715,600	102,812,616
Hartford Financial Services Group, Inc. (The)	593,300	29,059,834
Travelers Cos., Inc. (The)	300,600	42,195,222

		174,067,672

Internet & Direct Marketing Retail — 1.0%
Booking Holdings, Inc.*	9,400	20,936,338

Machinery — 5.0%
CNH Industrial NV (United Kingdom)*(a)	3,877,900	49,792,236
Cummins, Inc.	193,500	43,943,850
PACCAR, Inc.	177,100	15,280,188

		109,016,274

Media — 4.3%
Comcast Corp. (Class A Stock)	781,500	40,950,600
Discovery, Inc. (Class C Stock)*	1,351,000	35,382,690
ViacomCBS, Inc. (Class B Stock)(a)	449,500	16,748,370

		93,081,660

Oil, Gas & Consumable Fuels — 7.9%
Apache Corp.	2,142,400	30,400,656
Hess Corp.	882,300	46,576,617
Marathon Oil Corp.(a)	4,683,600	31,239,612
Marathon Petroleum Corp.	517,961	21,422,867
Murphy Oil Corp.(a)	535,100	6,474,710
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	1,021,893	35,909,320

		172,023,782

Personal Products — 1.3%
Unilever PLC (United Kingdom), ADR	458,300	27,662,988

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	265,200	16,450,356
GlaxoSmithKline PLC (United Kingdom), ADR(a)	1,043,800	38,411,840
Sanofi (France), ADR	547,200	26,588,448

		81,450,644

Semiconductors & Semiconductor Equipment — 0.8%
Texas Instruments, Inc.	105,500	17,315,715

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software — 5.0%
Microsoft Corp.	224,250	$49,877,685
Oracle Corp.	891,200	57,651,728

		107,529,413

Technology Hardware, Storage & Peripherals — 2.1%
Hewlett Packard Enterprise Co.	3,767,400	44,643,690

Wireless Telecommunication Services — 1.6%
Vodafone Group PLC (United Kingdom), ADR(a)	2,143,445	35,323,974

TOTAL LONG-TERM INVESTMENTS (cost $1,860,055,419)		2,159,704,061

SHORT-TERM INVESTMENTS — 5.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	14,156,540	14,156,540
PGIM Institutional Money Market Fund (cost $107,153,277; includes $107,133,565 of cash collateral for securities on loan)(b)(w)	107,200,154	107,146,555

TOTAL SHORT-TERM INVESTMENTS (cost $121,309,817)		121,303,095

TOTAL INVESTMENTS — 105.3% (cost $1,981,365,236)		2,281,007,156
Liabilities in excess of other assets — (5.3)%		(114,646,645)

NET ASSETS — 100.0%		$2,166,360,511

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $103,479,733; cash collateral of $107,133,565 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$4,026,072	$—	$—
Air Freight & Logistics	38,605,494	—	—
Auto Components	63,693,063	—	—
Automobiles	89,216,600	—	—
Banks	347,437,178	—	—
Capital Markets	88,778,144	—	—
Communications Equipment	39,147,005	—	—
Consumer Finance	21,998,790	—	—
Containers & Packaging	31,875,492	—	—
Diversified Financial Services	28,463,757	—	—
Electric Utilities	64,102,795	—	—
Electronic Equipment, Instruments & Components	74,123,017	—	—
Energy Equipment & Services	81,830,206	—	—
Equity Real Estate Investment Trusts (REITs)	11,597,201	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Food Products	$15,553,020	$—	$—
Health Care Equipment & Supplies	64,195,446	—	—
Health Care Providers & Services	108,421,511	—	—
Industrial Conglomerates	103,587,120	—	—
Insurance	174,067,672	—	—
Internet & Direct Marketing Retail	20,936,338	—	—
Machinery	109,016,274	—	—
Media	93,081,660	—	—
Oil, Gas & Consumable Fuels	172,023,782	—	—
Personal Products	27,662,988	—	—
Pharmaceuticals	81,450,644	—	—
Semiconductors & Semiconductor Equipment	17,315,715	—	—
Software	107,529,413	—	—
Technology Hardware, Storage & Peripherals	44,643,690	—	—
Wireless Telecommunication Services	35,323,974	—	—
Affiliated Mutual Funds	121,303,095	—	—

Total	$2,281,007,156	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	16.0%
Insurance	8.0
Oil, Gas & Consumable Fuels	7.9
Affiliated Mutual Funds (4.9% represents investments purchased with collateral from securities on loan)	5.6
Machinery	5.0
Health Care Providers & Services	5.0
Software	5.0
Industrial Conglomerates	4.8
Media	4.3
Automobiles	4.1
Capital Markets	4.1
Energy Equipment & Services	3.8
Pharmaceuticals	3.8
Electronic Equipment, Instruments & Components	3.4
Health Care Equipment & Supplies	3.0
Electric Utilities	3.0
Auto Components	2.9

Technology Hardware, Storage & Peripherals	2.1%
Communications Equipment	1.8
Air Freight & Logistics	1.8
Wireless Telecommunication Services	1.6
Containers & Packaging	1.5
Diversified Financial Services	1.3
Personal Products	1.3
Consumer Finance	1.0
Internet & Direct Marketing Retail	1.0
Semiconductors & Semiconductor Equipment	0.8
Food Products	0.7
Equity Real Estate Investment Trusts (REITs)	0.5
Aerospace & Defense	0.2

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$103,479,733	$(103,479,733)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $103,479,733:
Unaffiliated investments (cost $1,860,055,419)	$2,159,704,061
Affiliated investments (cost $121,309,817)	121,303,095
Dividends receivable	3,575,161
Receivable for investments sold	1,550,726
Tax reclaim receivable	968,406
Receivable for Portfolio shares sold	2,930
Prepaid expenses	11,837

Total Assets	2,287,116,216

LIABILITIES
Payable to broker for collateral for securities on loan	107,133,565
Payable for investments purchased	7,135,774
Payable for Portfolio shares purchased	4,685,092
Payable to affiliate	968,406
Management fee payable	581,482
Accrued expenses and other liabilities	189,357
Distribution fee payable	58,844
Trustees’ fees payable	2,784
Affiliated transfer agent fee payable	401

Total Liabilities	120,755,705

NET ASSETS	$2,166,360,511

Net assets were comprised of:
Partners’ Equity	$2,166,360,511

Net asset value and redemption price per share, $2,166,360,511 / 65,300,629 outstanding shares of beneficial interest	$33.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $412,591 foreign withholding tax)	$33,871,999
Income from securities lending, net (including affiliated income of $326,333)	435,214
Affiliated dividend income	193,986

Total income	34,501,199

EXPENSES
Management fee	7,362,034
Distribution fee	3,261,101
Custodian and accounting fees	108,379
Legal fees and expenses	29,846
Audit fee	29,128
Trustees’ fees	26,160
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	6,047
Miscellaneous	58,591

Total expenses	10,888,345
Less: Fee waiver and/or expense reimbursement	(117,400)

Net expenses	10,770,945

NET INVESTMENT INCOME (LOSS)	23,730,254

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(110,714))	(115,993,855)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(13,875))	119,556,324

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,562,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,292,723

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$23,730,254	$27,357,945
Net realized gain (loss) on investment and foreign currency transactions	(115,993,855)	51,790,702
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	119,556,324	356,348,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,292,723	435,497,449

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [48,499,278 and 5,078,624 shares, respectively]	1,304,988,010	148,112,276
Portfolio shares purchased [29,482,313 and 25,528,912 shares, respectively]	(696,763,199)	(757,188,514)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	608,224,811	(609,076,238)

CAPITAL CONTRIBUTIONS	—	2,277

TOTAL INCREASE (DECREASE)	635,517,534	(173,576,512)
NET ASSETS:
Beginning of year	1,530,842,977	1,704,419,489

End of year	$2,166,360,511	$1,530,842,977

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 97.6%	Shares	Value
Argentina — 2.6%
MercadoLibre, Inc.*	34,300	$57,460,046

Australia — 1.3%
Aristocrat Leisure Ltd.	315,367	7,572,030
Cochlear Ltd.	59,148	8,637,420
CSL Ltd.	52,880	11,602,292

		27,811,742

Austria — 0.5%
BAWAG Group AG, 144A*	223,247	10,388,144

Belgium — 0.3%
KBC Group NV*	94,658	6,672,645

Canada — 2.6%
Canadian National Railway Co.	131,914	14,502,353
Shopify, Inc. (Class A Stock)*	37,013	41,896,865

		56,399,218

China — 5.8%
Alibaba Group Holding Ltd.*	665,424	20,041,372
Meituan (Class B Stock)*	435,209	16,599,435
NetEase, Inc.	671,275	12,847,735
TAL Education Group, ADR*	197,798	14,144,535
Tencent Holdings Ltd.	499,084	36,253,269
Wuxi Biologics Cayman, Inc., 144A*	2,044,681	27,584,612

		127,470,958

Denmark — 2.4%
Chr Hansen Holding A/S*	29,142	2,993,863
Coloplast A/S (Class B Stock)	72,218	10,979,264
DSV Panalpina A/S	51,723	8,674,853
Novo Nordisk A/S (Class B Stock)	173,385	12,038,458
Orsted A/S, 144A	82,888	17,001,131

		51,687,569

Finland — 0.7%
Neste OYJ	213,374	15,449,984

France — 11.5%
Air Liquide SA	32,621	5,377,502
Airbus SE*	122,559	13,467,195
Arkema SA	28,177	3,231,093
Dassault Systemes SE	78,953	16,085,161
Hermes International	4,517	4,859,656
Kering SA	19,172	13,930,586
L’Oreal SA	93,284	35,475,853
LVMH Moet Hennessy Louis Vuitton SE	84,277	52,611,603
Pernod Ricard SA	146,644	28,121,539
Remy Cointreau SA	55,561	10,356,554
Safran SA*	112,669	16,032,939
Sartorius Stedim Biotech	19,006	6,794,070
Schneider Electric SE	86,930	12,619,284
Teleperformance	73,245	24,462,717
TOTAL SE	193,849	8,364,097

		251,789,849

Germany — 5.3%
adidas AG*	22,516	8,222,632

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
Brenntag AG	136,793	$10,624,147
Deutsche Boerse AG	37,792	6,440,049
Gerresheimer AG	144,347	15,526,685
Hypoport SE*	7,437	4,721,476
Infineon Technologies AG	814,952	31,487,632
Rational AG(a)	11,365	10,598,979
SAP SE	15,375	2,038,934
SAP SE, ADR(a)	101,612	13,249,189
Scout24 AG, 144A	98,653	8,103,515
TeamViewer AG, 144A*	106,155	5,712,844

		116,726,082

Hong Kong — 2.7%
AIA Group Ltd.	2,130,436	26,234,669
Techtronic Industries Co. Ltd.	2,306,469	33,027,619

		59,262,288

India — 1.8%
Housing Development Finance Corp. Ltd.	397,715	13,964,661
Infosys Ltd., ADR	667,022	11,306,023
Reliance Industries Ltd.	460,791	12,562,374
Reliance Industries Ltd., PP	29,139	449,058

		38,282,116

Ireland — 2.6%
AerCap Holdings NV*	90,428	4,121,708
CRH PLC	407,863	17,123,555
Kerry Group PLC (Class A Stock)	107,940	15,643,666
Kingspan Group PLC*	150,487	10,582,692
Smurfit Kappa Group PLC	218,132	10,182,088

		57,653,709

Israel — 2.6%
Check Point Software Technologies Ltd.*(a)	135,604	18,023,128
Nice Ltd., ADR*(a)	82,345	23,348,101
Wix.com Ltd.*	64,303	16,073,178

		57,444,407

Italy — 2.1%
Brunello Cucinelli SpA*(a)	296,236	12,968,879
Ferrari NV	100,780	23,391,873
Nexi SpA, 144A*	423,822	8,500,965

		44,861,717

Japan — 9.8%
Asahi Intecc Co. Ltd.	158,600	5,787,240
Bridgestone Corp.	258,300	8,473,531
Daikin Industries Ltd.	109,091	24,273,894
GMO Payment Gateway, Inc.	97,266	13,045,964
Hoya Corp.	193,000	26,725,879
Kao Corp.	57,600	4,446,027
Keyence Corp.	73,586	41,417,225
M3, Inc.	46,000	4,350,219
Menicon Co. Ltd.	180,589	10,920,029
Nihon M&A Center, Inc.	131,800	8,830,627
Otsuka Corp.	51,000	2,690,433

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Sanwa Holdings Corp.	718,300	$8,372,815
SCSK Corp.	95,400	5,456,775
Shionogi & Co. Ltd.	105,300	5,757,959
Shiseido Co. Ltd.	107,700	7,446,117
SMC Corp.	21,900	13,378,079
Terumo Corp.	141,000	5,896,958
Tokio Marine Holdings, Inc.	126,500	6,505,566
Toyota Motor Corp.	143,300	11,052,898

		214,828,235

Netherlands — 6.6%
Adyen NV, 144A*	28,359	66,168,996
ASML Holding NV	84,507	41,534,156
Heineken NV	137,890	15,406,785
Koninklijke Philips NV*	227,515	12,363,499
NXP Semiconductors NV	61,371	9,758,603

		145,232,039

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	267,321	6,335,824

Norway — 0.3%
TOMRA Systems ASA	152,056	7,515,528

Singapore — 0.4%
DBS Group Holdings Ltd.	460,800	8,748,374

Spain — 0.5%
Amadeus IT Group SA	135,169	9,878,875

Sweden — 2.7%
Assa Abloy AB (Class B Stock)	476,664	11,766,351
Atlas Copco AB (Class A Stock)	280,805	14,319,121
Autoliv, Inc.(a)	38,265	3,524,207
Hexagon AB (Class B Stock)	221,872	20,266,182
Nibe Industrier AB (Class B Stock)	260,721	8,558,645

		58,434,506

Switzerland — 9.1%
Alcon, Inc.*	93,228	6,203,382
Givaudan SA	4,132	17,528,349
Julius Baer Group Ltd.	163,997	9,429,261
Lonza Group AG	43,259	27,891,086
Novartis AG	144,052	13,626,504
Partners Group Holding AG	19,035	22,678,466
Roche Holding AG	60,000	21,000,534
SGS SA	2,771	8,385,937
SIG Combibloc Group AG*	580,172	13,492,219
Sika AG	47,601	13,057,878
Sonova Holding AG*	54,278	14,140,612
Straumann Holding AG	11,705	13,648,957
Temenos AG	64,426	9,032,538
UBS Group AG	556,538	7,977,632

		198,093,355

Taiwan — 4.5%
Sea Ltd., ADR*(a)	256,019	50,960,582
Taiwan Semiconductor Manufacturing Co. Ltd.	1,242,000	23,461,317

COMMON STOCKS (continued)	Shares	Value
Taiwan (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	215,162	$23,461,264

		97,883,163

United Kingdom — 13.7%
Abcam PLC	645,589	13,705,252
Ashtead Group PLC	316,819	14,871,247
Barratt Developments PLC*	601,660	5,541,267
Bunzl PLC	610,133	20,395,667
Compass Group PLC	465,292	8,663,883
DCC PLC	182,235	12,909,293
Diageo PLC	484,814	19,098,980
Electrocomponents PLC	1,169,905	13,958,221
Experian PLC	789,592	29,996,174
Farfetch Ltd. (Class A Stock)*	166,737	10,639,488
Fevertree Drinks PLC	297,280	10,318,277
Halma PLC	216,349	7,258,560
London Stock Exchange Group PLC	164,957	20,375,822
Prudential PLC	506,970	9,351,310
Reckitt Benckiser Group PLC	160,353	14,383,507
RELX PLC	574,926	14,073,037
Rentokil Initial PLC*	1,147,186	8,005,853
Rightmove PLC*	611,870	5,457,901
Segro PLC, REIT	773,184	10,053,425
Smith & Nephew PLC	353,551	7,340,973
Spectris PLC	97,746	3,764,823
Spirax-Sarco Engineering PLC	52,118	8,080,284
St. James’s Place PLC	374,182	5,815,880
Trainline PLC, 144A*	785,374	5,018,602
Unilever PLC	192,243	11,694,232
Weir Group PLC (The)*	286,583	7,785,473

		298,557,431

United States — 4.9%
Aon PLC (Class A Stock)(a)	58,970	12,458,592
Atlassian Corp. PLC (Class A Stock)*	114,424	26,760,341
Ferguson PLC	132,941	16,187,133
Lululemon Athletica, Inc.*	79,912	27,811,773
QIAGEN NV*(a)	117,657	6,218,172
Spotify Technology SA*(a)	57,727	18,164,378

		107,600,389

TOTAL COMMON STOCKS (cost $1,446,035,380)		2,132,468,193

PREFERRED STOCK — 1.0%
Germany
Sartorius AG (PRFC) (cost $8,821,599)	52,444	22,121,325

TOTAL LONG-TERM INVESTMENTS (cost $1,454,856,979)		2,154,589,518

SHORT-TERM INVESTMENTS — 6.0%
AFFILIATED MUTUAL FUNDS — 5.7%
PGIM Core Ultra Short Bond Fund(w)	16,794,330	16,794,330

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
PGIM Institutional Money Market Fund (cost $107,639,450; includes $107,616,963 of cash collateral for securities on loan)(b)(w)	107,683,717	$107,629,875

TOTAL AFFILIATED MUTUAL FUNDS (cost $124,433,780)		124,424,205

UNAFFILIATED FUND — 0.3%
BlackRock Liquidity FedFund, (Institutional Shares) (cost $6,451,101)	6,451,101	6,451,101

TOTAL SHORT-TERM INVESTMENTS (cost $130,884,881)		130,875,306

TOTAL INVESTMENTS — 104.6% (cost $1,585,741,860)		2,285,464,824
Liabilities in excess of other assets — (4.6)%		(100,836,388)

NET ASSETS — 100.0%		$2,184,628,436

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,187,796; cash collateral of $107,616,963 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$57,460,046	$—	$—
Australia	—	27,811,742	—
Austria	—	10,388,144	—
Belgium	—	6,672,645	—
Canada	56,399,218	—	—
China	14,144,535	113,326,423	—
Denmark	—	51,687,569	—
Finland	—	15,449,984	—
France	—	251,789,849	—
Germany	13,249,189	103,476,893	—
Hong Kong	—	59,262,288	—
India	11,306,023	26,976,093	—
Ireland	4,121,708	53,532,001	—
Israel	57,444,407	—	—
Italy	—	44,861,717	—
Japan	—	214,828,235	—
Netherlands	9,758,603	135,473,436	—
New Zealand	—	6,335,824	—
Norway	—	7,515,528	—
Singapore	—	8,748,374	—
Spain	—	9,878,875	—
Sweden	3,524,207	54,910,299	—
Switzerland	—	198,093,355	—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Taiwan	$74,421,846	$23,461,317	$—
United Kingdom	10,639,488	287,917,943	—
United States	91,413,256	16,187,133	—
Preferred Stock
Germany	—	22,121,325	—
Affiliated Mutual Funds	124,424,205	—	—
Unaffiliated Fund	6,451,101	—	—

Total	$534,757,832	$1,750,706,992	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	7.9%
Health Care Equipment & Supplies	7.0
Semiconductors & Semiconductor Equipment	5.9
Affiliated Mutual Funds (4.9% represents investments purchased with collateral from securities on loan)	5.7
Textiles, Apparel & Luxury Goods	5.5
Software	5.1
Internet & Direct Marketing Retail	5.0
Machinery	4.1
Professional Services	3.9
Life Sciences Tools & Services	3.9
Beverages	3.9
Entertainment	3.7
Trading Companies & Distributors	3.6
Capital Markets	3.3
Electronic Equipment, Instruments & Components	3.3
Building Products	2.9
Personal Products	2.6
Insurance	2.5
Pharmaceuticals	2.5
Interactive Media & Services	2.2
Chemicals	2.0
Oil, Gas & Consumable Fuels	1.7
Automobiles	1.6
Aerospace & Defense	1.3
Banks	1.2

Biotechnology	1.1%
Containers & Packaging	1.0
Construction Materials	0.8
Electric Utilities	0.8
Hotels, Restaurants & Leisure	0.8
Food Products	0.7
Commercial Services & Supplies	0.7
Road & Rail	0.7
Household Products	0.7
Thrifts & Mortgage Finance	0.7
Diversified Consumer Services	0.6
Industrial Conglomerates	0.6
Electrical Equipment	0.6
Auto Components	0.6
Equity Real Estate Investment Trusts (REITs)	0.5
Air Freight & Logistics	0.4
Unaffiliated Fund	0.3
Household Durables	0.3
Diversified Financial Services	0.2
Health Care Technology	0.2

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$105,187,796	$(105,187,796)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $105,187,796:
Unaffiliated investments (cost $1,461,308,080)	$2,161,040,619
Affiliated investments (cost $124,433,780)	124,424,205
Foreign currency, at value (cost $1,800,532)	1,804,247
Tax reclaim receivable	8,329,978
Receivable for investments sold	4,343,061
Dividends receivable	546,316
Receivable from affiliate	301,291
Receivable for Portfolio shares sold	19
Prepaid expenses and other assets	63,781

Total Assets	2,300,853,517

LIABILITIES
Payable to broker for collateral for securities on loan	107,616,963
Payable to affiliate	4,092,988
Payable for Portfolio shares purchased	2,058,870
Foreign capital gains tax liability accrued	716,826
Payable for investments purchased	699,412
Management fee payable	674,880
Accrued expenses and other liabilities	302,062
Distribution fee payable	59,459
Trustees’ fees payable	3,220
Affiliated transfer agent fee payable	401

Total Liabilities	116,225,081

NET ASSETS	$2,184,628,436

Net assets were comprised of:
Partners’ Equity	$2,184,628,436

Net asset value and redemption price per share, $2,184,628,436 / 81,024,119 outstanding shares of beneficial interest	$26.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $2,537,760 foreign withholding tax, of which $431,338 is reimbursable by an affiliate)	$19,941,590
Income from securities lending, net (including affiliated income of $229,410)	392,664
Affiliated dividend income	174,417

Total income	20,508,671

EXPENSES
Management fee	15,757,559
Distribution fee	4,860,610
Custodian and accounting fees	639,889
Trustees’ fees	34,920
Legal fees and expenses	32,631
Audit fee	30,329
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	6,093
Miscellaneous	129,874

Total expenses	21,498,964
Less: Fee waiver and/or expense reimbursement	(388,849)

Net expenses	21,110,115

NET INVESTMENT INCOME (LOSS)	(601,444)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,923)	264,806,196
Foreign currency transactions	1,835

264,808,031

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11,740)) (net of change in foreign capital gains taxes $(509,520))	179,543,351
Foreign currencies	350,321

179,893,672

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	444,701,703

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$444,100,259

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(601,444)	$12,705,853
Net realized gain (loss) on investment and foreign currency transactions	264,808,031	122,488,759
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	179,893,672	426,292,066

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	444,100,259	561,486,678

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [24,457,523 and 11,169,762 shares, respectively]	461,729,676	198,115,322
Portfolio shares purchased [50,949,042 and 17,949,955 shares, respectively]	(928,001,582)	(329,685,797)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(466,271,906)	(131,570,475)

CAPITAL CONTRIBUTIONS	—	559,603

TOTAL INCREASE (DECREASE)	(22,171,647)	430,475,806
NET ASSETS:
Beginning of year	2,206,800,083	1,776,324,277

End of year	$2,184,628,436	$2,206,800,083

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.0%	Shares	Value
Australia — 4.0%
AGL Energy Ltd.	266,900	$2,461,456
Austal Ltd.	950,600	1,967,960
Beach Energy Ltd.	2,168,800	3,031,842
BHP Group Ltd.	166,300	5,434,630
BHP Group PLC	427,597	11,270,473
Fortescue Metals Group Ltd.	751,600	13,630,273
Harvey Norman Holdings Ltd.	1,459,514	5,301,518
Inghams Group Ltd.	832,600	2,006,394
Metcash Ltd.	1,201,100	3,136,534
Mirvac Group, REIT	1,537,100	3,134,392
Myer Holdings Ltd.*(a)	2,108,600	475,577
NRW Holdings Ltd.	736,800	1,671,715
Perenti Global Ltd.	1,790,400	1,894,020
Qantas Airways Ltd.*	1,139,900	4,288,894
Rio Tinto Ltd.	84,300	7,434,751
St. Barbara Ltd.	1,386,200	2,511,243
Stockland, REIT	1,210,000	3,918,163
Super Retail Group Ltd.	409,600	3,341,262

		76,911,097

Austria — 0.7%
BAWAG Group AG, 144A*	112,300	5,225,551
OMV AG	99,000	3,999,790
Wienerberger AG	135,700	4,314,767

		13,540,108

Belgium — 0.5%
Bekaert SA	126,200	4,195,346
Telenet Group Holding NV	80,300	3,456,408
UCB SA	24,700	2,554,027

		10,205,781

Brazil — 0.2%
Yara International ASA	106,000	4,437,314

Canada — 1.4%
Canadian National Railway Co.	91,129	10,018,534
Suncor Energy, Inc.	547,587	9,184,525
TMX Group Ltd.	82,377	8,227,993

		27,431,052

China — 2.7%
Autohome, Inc., ADR(a)	82,963	8,264,774
China Resources Cement Holdings Ltd.	2,324,000	2,602,381
ENN Energy Holdings Ltd.	504,900	7,404,036
ESR Cayman Ltd., 144A*	2,392,000	8,597,023
Kingboard Holdings Ltd.	841,000	3,544,596
Lee & Man Paper Manufacturing Ltd.	2,779,000	2,281,906
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	1,043,000	12,811,399
Shenzhen International Holdings Ltd.	1,220,500	1,977,618
Wilmar International Ltd.	911,700	3,217,828

		50,701,561

Denmark — 2.2%
Carlsberg A/S (Class B Stock)	78,658	12,530,461
Danske Bank A/S*	269,800	4,434,192

COMMON STOCKS (continued)	Shares	Value
Denmark (cont’d.)
Dfds A/S*	53,800	$2,425,492
Jyske Bank A/S*	45,300	1,741,204
Pandora A/S	31,300	3,517,849
Vestas Wind Systems A/S	76,479	18,101,646

		42,750,844

Finland — 1.4%
Nordea Bank Abp*	1,465,343	12,041,803
Sampo OYJ (Class A Stock)	222,877	9,432,785
Valmet OYJ	156,600	4,481,551

		25,956,139

France — 12.7%
Air Liquide SA	91,028	15,005,771
Alstom SA*	254,764	14,537,116
Arkema SA	52,200	5,985,841
Atos SE*	42,000	3,811,516
AXA SA	268,200	6,467,667
BNP Paribas SA*	206,673	10,941,169
Bouygues SA	159,200	6,549,285
Capgemini SE	48,400	7,536,898
Carrefour SA	340,700	5,850,259
Cie de Saint-Gobain*	117,200	5,407,569
Cie Generale des Etablissements Michelin SCA	30,500	3,918,991
CNP Assurances*	224,900	3,658,955
Credit Agricole SA*	394,400	5,031,802
Engie SA*	1,701,656	26,134,012
Imerys SA	65,000	3,083,491
Natixis SA*	818,900	2,810,300
Orange SA	784,200	9,333,547
Pernod Ricard SA	57,320	10,992,108
Peugeot SA*	164,100	4,512,680
Rubis SCA	68,000	3,169,187
Safran SA*	118,251	16,827,265
Sanofi	366,307	35,435,043
Societe BIC SA	55,500	3,143,568
Societe Generale SA*	110,300	2,312,722
Sopra Steria Group*	16,500	2,676,303
TOTAL SE	71,900	3,102,304
Vinci SA	80,614	8,031,199
Vivendi SA	500,000	16,134,026

		242,400,594

Germany — 7.8%
Allianz SE	33,700	8,272,610
Aurubis AG	46,100	3,590,114
Bayer AG	109,400	6,465,948
Bayerische Motoren Werke AG	70,300	6,295,310
Continental AG	65,868	9,795,088
Daimler AG	74,100	5,256,977
Deutsche Lufthansa AG*(a)	180,400	2,382,901
Deutsche Post AG	227,200	11,449,550
Deutsche Telekom AG	270,100	4,960,993
Duerr AG	43,400	1,779,417
Fresenius Medical Care AG & Co. KGaA	102,021	8,643,859
Fresenius SE & Co. KGaA	103,400	4,866,660

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
HeidelbergCement AG	44,900	$3,430,986
HOCHTIEF AG	53,500	5,301,795
Infineon Technologies AG	255,623	9,876,610
Merck KGaA	67,555	11,764,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,800	4,774,585
ProSiebenSat.1 Media SE*	449,974	7,533,868
Rheinmetall AG	52,030	5,541,967
Siltronic AG(a)	29,500	4,642,635
United Internet AG	133,500	5,623,633
Volkswagen AG(a)	28,900	6,034,972
Vonovia SE	132,882	9,731,951

		148,017,369

Hong Kong — 1.3%
CK Asset Holdings Ltd.	344,000	1,764,742
Dah Sing Financial Holdings Ltd.	484,312	1,367,878
Tongda Group Holdings Ltd.	25,930,000	1,913,909
WH Group Ltd., 144A	9,393,500	7,893,206
Xinyi Glass Holdings Ltd.	2,690,000	7,512,752
Yue Yuen Industrial Holdings Ltd.	1,711,000	3,580,821

		24,033,308

Ireland — 0.7%
C&C Group PLC*	539,600	1,686,223
Ryanair Holdings PLC, ADR*	79,466	8,739,671
Smurfit Kappa Group PLC	74,600	3,482,221

		13,908,115

Israel — 0.9%
Bank Leumi Le-Israel BM	1,431,234	8,454,486
Check Point Software Technologies Ltd.*(a)	41,400	5,502,474
Isracard Ltd.	12,844	43,457
Teva Pharmaceutical Industries Ltd.*	249,600	2,391,676

		16,392,093

Italy — 2.5%
A2A SpA	2,380,000	3,807,354
Enel SpA	2,734,138	27,723,326
Leonardo SpA	500,100	3,634,032
Mediobanca Banca di Credito Finanziario SpA*	387,800	3,589,041
Pirelli & C SpA, 144A*	527,400	2,865,310
Unipol Gruppo SpA*	649,500	3,112,093
UnipolSai Assicurazioni SpA	1,193,914	3,173,033

		47,904,189

Japan — 20.3%
AEON REIT Investment Corp., REIT	2,200	2,818,076
AGC, Inc.	14,900	520,294
Aozora Bank Ltd.	151,900	2,800,826
Astellas Pharma, Inc.	547,500	8,458,765
Brother Industries Ltd.	152,600	3,143,112
Credit Saison Co. Ltd.	196,600	2,267,367
Daicel Corp.	519,100	3,794,302
Dai-ichi Life Holdings, Inc.	329,500	4,966,152

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Daito Trust Construction Co. Ltd.	28,000	$2,617,376
Daiwa House Industry Co. Ltd.	544,995	16,178,268
Daiwabo Holdings Co. Ltd.	40,100	3,567,717
DTS Corp.	102,900	2,119,552
EDION Corp.	255,000	2,592,906
Fujitsu Ltd.	70,332	10,177,196
Fuyo General Lease Co. Ltd.	52,700	3,486,270
Haseko Corp.	261,600	2,996,707
Hazama Ando Corp.	303,400	2,116,641
Heiwado Co. Ltd.	47,600	1,021,467
Hitachi Ltd.	592,700	23,368,155
Honda Motor Co. Ltd.	249,000	6,990,470
Isuzu Motors Ltd.	392,900	3,730,011
ITOCHU Corp.	313,400	9,017,477
Japan Airlines Co. Ltd.*	99,800	1,936,623
Japan Aviation Electronics Industry Ltd.	192,000	2,943,101
Kamigumi Co. Ltd.	134,900	2,461,825
Kandenko Co. Ltd.	259,800	2,197,912
Kaneka Corp.	80,100	2,816,932
Kao Corp.	71,190	5,495,011
KDDI Corp.	399,700	11,881,806
Keiyo Bank Ltd. (The)	398,600	1,610,837
K’s Holdings Corp.	109,300	1,521,216
Lintec Corp.	78,800	1,738,514
Makita Corp.	252,000	12,625,612
Marubeni Corp.	676,100	4,506,416
Matsumotokiyoshi Holdings Co. Ltd.	80,600	3,431,327
Medipal Holdings Corp.	158,200	2,969,363
Mitsubishi Chemical Holdings Corp.	310,900	1,881,290
Mitsubishi Gas Chemical Co., Inc.	224,200	5,153,507
Mitsubishi UFJ Financial Group, Inc.	804,500	3,556,168
Mitsubishi UFJ Lease & Finance Co. Ltd.	685,800	3,298,445
Mitsui & Co. Ltd.	188,800	3,462,412
Mitsui Chemicals, Inc.	133,800	3,939,131
Mizuho Financial Group, Inc.	335,690	4,263,609
Nexon Co. Ltd.	460,754	14,184,003
Nikon Corp.	203,100	1,283,737
Nintendo Co. Ltd.	25,300	16,143,730
Nippon Telegraph & Telephone Corp.	526,700	13,458,259
Nippon Television Holdings, Inc.	218,000	2,372,634
Nishi-Nippon Financial Holdings, Inc.	334,900	2,146,509
Nomura Holdings, Inc.	1,230,300	6,508,924
Nomura Real Estate Holdings, Inc.	173,500	3,833,076
NS Solutions Corp.	94,100	2,776,682
Obayashi Corp.	361,500	3,118,912
ORIX Corp.	361,300	5,554,725
Rengo Co. Ltd.	551,300	4,617,816
Resona Holdings, Inc.	922,500	3,221,617
Ryohin Keikaku Co. Ltd.	342,600	6,996,863
Sankyu, Inc.	77,000	2,903,453
Sawai Pharmaceutical Co. Ltd.	54,600	2,476,278
Seino Holdings Co. Ltd.	271,300	3,818,883
Shionogi & Co. Ltd.	93,500	5,112,718
Shizuoka Gas Co. Ltd.	320,500	3,212,825
SKY Perfect JSAT Holdings, Inc.	544,400	2,688,291
Sojitz Corp.	1,318,700	2,940,250
Sompo Holdings, Inc.	97,700	3,951,351
Sumitomo Corp.	56,800	754,169

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Sumitomo Heavy Industries Ltd.	117,000	$2,899,533
Sumitomo Mitsui Financial Group, Inc.	502,100	15,492,199
Suzuki Motor Corp.	199,200	9,239,338
Teijin Ltd.	219,500	4,140,728
Toho Holdings Co. Ltd.	66,400	1,167,721
Tokai Rika Co. Ltd.	15,800	267,354
Tokuyama Corp.	115,200	2,601,128
Tokyo Seimitsu Co. Ltd.	57,200	2,701,877
Towa Pharmaceutical Co. Ltd.	88,700	1,645,403
Toyota Motor Corp.	46,900	3,617,453
Tsubakimoto Chain Co.	96,900	2,555,528
Ube Industries Ltd.	170,800	3,108,946
Ulvac, Inc.	49,000	2,097,457
Valor Holdings Co. Ltd.	49,400	1,265,036
Yamaha Corp.	141,700	8,346,361
Yokohama Rubber Co. Ltd. (The)	219,900	3,288,466
Z Holdings Corp.	951,095	5,750,518

		386,700,915

Luxembourg — 0.5%
ArcelorMittal SA*	414,656	9,706,968

Mexico — 0.3%
Arca Continental SAB de CV	1,194,400	5,711,656

Netherlands — 4.7%
ABN AMRO Bank NV, 144A, CVA*	262,900	2,552,694
Aegon NV	740,800	2,939,816
Akzo Nobel NV	70,683	7,612,057
ASR Nederland NV	81,200	3,299,352
ING Groep NV*	361,900	3,430,460
JDE Peet’s NV*	137,861	6,095,586
Koninklijke Ahold Delhaize NV	395,600	11,312,397
Koninklijke DSM NV	97,443	17,104,596
NN Group NV	130,800	5,702,916
Pharming Group NV*(a)	1,782,300	2,743,032
Royal Dutch Shell PLC (Class B Stock)	528,500	9,051,861
Signify NV, 144A*	177,200	7,620,951
Wolters Kluwer NV	115,199	9,846,307

		89,312,025

New Zealand — 0.2%
Air New Zealand Ltd.*	2,577,100	3,351,780

Norway — 1.5%
DNB ASA*	289,200	5,609,917
Equinor ASA	497,149	8,368,893
Leroy Seafood Group ASA	541,300	3,830,784
Telenor ASA	625,904	10,694,921

		28,504,515

Portugal — 0.7%
EDP - Energias de Portugal SA	1,592,188	10,034,179
Galp Energia SGPS SA	233,681	2,505,929

		12,540,108

Singapore — 1.0%
DBS Group Holdings Ltd.	769,640	14,611,759
Hong Leong Asia Ltd.	957,700	555,640

COMMON STOCKS (continued)	Shares	Value
Singapore (cont’d.)
Venture Corp. Ltd.	298,000	$4,392,046

		19,559,445

South Africa — 0.5%
Anglo American PLC	263,200	8,766,152
Investec PLC	610,100	1,573,159

		10,339,311

South Korea — 0.9%
Samsung Electronics Co. Ltd.	225,090	16,859,232

Spain — 1.8%
Banco Santander SA*	5,126,478	15,931,815
Enagas SA	104,600	2,294,622
Endesa SA(a)	172,400	4,719,599
Mapfre SA	1,497,000	2,924,530
Repsol SA	580,400	5,881,707
Telefonica SA	728,500	2,897,532

		34,649,805

Sweden — 2.8%
Betsson AB*	232,400	2,088,789
Boliden AB	157,700	5,609,514
Hexagon AB (Class B Stock)	77,490	7,078,074
Sandvik AB*	444,774	10,932,401
Securitas AB (Class B Stock)	250,100	4,040,493
Skanska AB (Class B Stock)	204,000	5,208,337
SKF AB (Class B Stock)	135,100	3,510,902
Swedish Orphan Biovitrum AB*	232,900	4,720,975
Volvo AB (Class B Stock)*	455,700	10,739,109

		53,928,594

Switzerland — 7.3%
ABB Ltd.	664,455	18,844,020
Adecco Group AG	58,400	3,918,761
Baloise Holding AG	17,600	3,141,162
Credit Suisse Group AG	580,000	7,583,594
dormakaba Holding AG(a)	5,500	3,128,254
Flughafen Zurich AG*	36,669	6,485,995
Helvetia Holding AG	43,100	4,568,096
Novartis AG	439,446	41,569,106
Roche Holding AG	68,500	23,975,610
Swiss Life Holding AG	22,500	10,527,666
UBS Group AG	666,000	9,546,703
Zurich Insurance Group AG	15,000	6,359,535

		139,648,502

United Kingdom — 11.8%
3i Group PLC	666,333	10,597,887
Ashtead Group PLC	54,100	2,539,413
Aviva PLC	903,000	4,032,090
Babcock International Group PLC*	572,500	2,193,609
BAE Systems PLC	1,772,500	11,832,535
Barclays PLC*	1,773,000	3,567,497
Barratt Developments PLC*	379,200	3,492,418
Bellway PLC	79,000	3,203,857
Berkeley Group Holdings PLC	48,400	3,133,442
British American Tobacco PLC	289,800	10,778,321
BT Group PLC*	2,564,400	4,657,169

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United Kingdom (cont’d.)
CK Hutchison Holdings Ltd.	606,500	$4,230,489
Dialog Semiconductor PLC*	83,400	4,564,431
Dixons Carphone PLC*	1,051,443	1,665,245
GlaxoSmithKline PLC	896,800	16,492,576
Go-Ahead Group PLC (The)*	108,600	1,466,537
Imperial Brands PLC	254,100	5,363,175
Inchcape PLC*	286,400	2,528,973
Informa PLC*	937,709	7,058,596
International Consolidated Airlines Group SA*	565,500	1,245,628
J Sainsbury PLC	1,977,300	6,093,101
Kingfisher PLC*	1,524,100	5,635,710
Legal & General Group PLC	1,100,000	4,042,717
Lloyds Banking Group PLC*	3,543,200	1,762,400
Marks & Spencer Group PLC*	1,280,000	2,385,200
Marston’s PLC*	565,400	588,111
Micro Focus International PLC*	388,900	2,255,264
Premier Foods PLC*	200,276	274,432
Prudential PLC	664,561	12,258,154
Redrow PLC*	246,100	1,933,901
RELX PLC	918,123	22,473,812
Royal Mail PLC*	35,072	162,001
Tate & Lyle PLC	624,800	5,760,261
Taylor Wimpey PLC*	1,347,900	3,070,235
Tesco PLC	7,866,534	24,933,022
Unilever PLC	247,118	14,885,858
Vesuvius PLC	310,500	2,276,733
Vistry Group PLC*	302,600	3,905,947
Wm Morrison Supermarkets PLC	2,160,529	5,252,117

		224,592,864

United States — 2.7%
Aon PLC (Class A Stock)(a)	69,930	14,774,111
Ferguson PLC	104,237	12,692,083
Medtronic PLC	207,981	24,362,894

		51,829,088

TOTAL COMMON STOCKS (cost $1,637,512,234)		1,831,824,372

PREFERRED STOCKS — 1.2%
Germany
Porsche Automobil Holding SE (PRFC)	107,300	7,554,456
Volkswagen AG (PRFC)	75,415	14,125,890

TOTAL PREFERRED STOCKS (cost $18,710,113)		21,680,346

	Units	Value

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/13/21	580,400	$199,029

(cost $203,704)

WARRANTS* — 0.0%
United States
Boart Longyear Ltd., expiring 09/13/24	11,105	43

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $1,656,426,051)		1,853,703,790

	Shares

SHORT-TERM INVESTMENTS — 4.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	35,655,998	35,655,998
PGIM Institutional Money Market Fund (cost $48,434,588; includes $48,426,824 of cash collateral for securities on loan)(b)(w)	48,456,748	48,432,520

TOTAL SHORT-TERM INVESTMENTS (cost $84,090,586)		84,088,518

TOTAL INVESTMENTS — 101.6% (cost $1,740,516,637)		1,937,792,308
Liabilities in excess of other assets — (1.6)%		(30,135,755)

NET ASSETS — 100.0%		$1,907,656,553

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,954,977; cash collateral of $48,426,824 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$76,911,097	$—
Austria	—	13,540,108	—
Belgium	—	10,205,781	—
Brazil	—	4,437,314	—
Canada	27,431,052	—	—
China	8,264,774	42,436,787	—
Denmark	—	42,750,844	—
Finland	—	25,956,139	—
France	—	242,400,594	—
Germany	—	148,017,369	—
Hong Kong	—	24,033,308	—
Ireland	8,739,671	5,168,444	—
Israel	5,502,474	10,889,619	—
Italy	—	47,904,189	—
Japan	—	386,700,915	—
Luxembourg	—	9,706,968	—
Mexico	5,711,656	—	—
Netherlands	—	89,312,025	—
New Zealand	—	3,351,780	—
Norway	—	28,504,515	—
Portugal	—	12,540,108	—
Singapore	—	19,559,445	—
South Africa	—	10,339,311	—
South Korea	—	16,859,232	—
Spain	—	34,649,805	—
Sweden	—	53,928,594	—
Switzerland	—	139,648,502	—
United Kingdom	—	224,592,864	—
United States	39,137,005	12,692,083	—
Preferred Stocks
Germany	—	21,680,346	—
Rights
Spain	—	199,029	—
Warrants
United States	—	43	—
Affiliated Mutual Funds	84,088,518	—	—

Total	$178,875,150	$1,758,917,158	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Pharmaceuticals	8.2%
Banks	7.2
Insurance	7.2

Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	4.4%
Chemicals	4.1
Metals & Mining	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Automobiles	3.6%
Machinery	3.6
Food & Staples Retailing	3.4
Diversified Telecommunication Services	2.8
Electronic Equipment, Instruments & Components	2.5
Capital Markets	2.4
Oil, Gas & Consumable Fuels	2.4
Entertainment	2.3
Electrical Equipment	2.3
Real Estate Management & Development	2.3
Electric Utilities	2.1
Professional Services	1.9
Trading Companies & Distributors	1.8
Aerospace & Defense	1.8
Construction & Engineering	1.8
Multi-Utilities	1.7
Beverages	1.7
Food Products	1.5
IT Services	1.4
Household Durables	1.4
Health Care Equipment & Supplies	1.3
Media	1.2
Semiconductors & Semiconductor Equipment	1.1
Airlines	1.1
Personal Products	1.1
Technology Hardware, Storage & Peripherals	1.1
Health Care Providers & Services	1.1
Auto Components	1.0
Road & Rail	1.0

Building Products	0.9%
Tobacco	0.9
Gas Utilities	0.9
Multiline Retail	0.8
Specialty Retail	0.8
Interactive Media & Services	0.7
Construction Materials	0.7
Diversified Financial Services	0.7
Wireless Telecommunication Services	0.6
Air Freight & Logistics	0.6
Transportation Infrastructure	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Industrial Conglomerates	0.5
Commercial Services & Supplies	0.5
Leisure Products	0.4
Containers & Packaging	0.4
Software	0.4
Textiles, Apparel & Luxury Goods	0.4
Biotechnology	0.3
Hotels, Restaurants & Leisure	0.1
Distributors	0.1
Marine	0.1
Consumer Finance	0.1
Paper & Forest Products	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$199,072	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(1,377,513)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$(5,981)	$(1,437)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$46,954,977	$(46,954,977)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $46,954,977:
Unaffiliated investments (cost $1,656,426,051)	$1,853,703,790
Affiliated investments (cost $84,090,586)	84,088,518
Foreign currency, at value (cost $13,915,827)	14,241,326
Tax reclaim receivable	10,456,687
Dividends receivable	1,753,089
Receivable for investments sold	649,206
Receivable from affiliate	528,915
Receivable for Portfolio shares sold	440,165
Prepaid expenses and other assets	50,765

Total Assets	1,965,912,461

LIABILITIES
Payable to broker for collateral for securities on loan	48,426,824
Payable for investments purchased	4,910,748
Payable to affiliate	3,886,634
Management fee payable	641,803
Accrued expenses and other liabilities	249,772
Payable for Portfolio shares purchased	84,890
Distribution fee payable	51,953
Trustees’ fees payable	2,883
Affiliated transfer agent fee payable	401

Total Liabilities	58,255,908

NET ASSETS	$1,907,656,553

Net assets were comprised of:
Partners’ Equity	$1,907,656,553

Net asset value and redemption price per share, $1,907,656,553 / 89,424,461 outstanding shares of beneficial interest	$21.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $5,505,634 foreign withholding tax, of which $1,826,594 is reimbursable by an affiliate)	$40,033,147
Income from securities lending, net (including affiliated income of $64,793)	455,534
Affiliated dividend income	249,906

Total income	40,738,587

EXPENSES
Management fee	12,897,975
Distribution fee	3,969,774
Custodian and accounting fees	497,476
Legal fees and expenses	31,299
Trustees’ fees	30,310
Audit fee	28,963
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	5,914
Miscellaneous	134,536

Total expenses	17,603,306
Less: Fee waiver and/or expense reimbursement	(163,928)

Net expenses	17,439,378

NET INVESTMENT INCOME (LOSS)	23,299,209

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $211)	(153,770,076)
Foreign currency transactions	(839,862)

(154,609,938)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,068))	37,790,791
Foreign currencies	684,601

38,475,392

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(116,134,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(92,835,337)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$23,299,209	$47,109,342
Net realized gain (loss) on investment and foreign currency transactions	(154,609,938)	(11,220,708)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	38,475,392	290,647,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(92,835,337)	326,536,280

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [36,094,642 and 14,054,665 shares, respectively]	624,081,414	273,622,323
Portfolio shares purchased [39,522,485 and 9,656,500 shares, respectively]	(616,093,534)	(189,909,507)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	7,987,880	83,712,816

CAPITAL CONTRIBUTIONS	—	752,132

TOTAL INCREASE (DECREASE)	(84,847,457)	411,001,228
NET ASSETS:
Beginning of year	1,992,504,010	1,581,502,782

End of year	$1,907,656,553	$1,992,504,010

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS	Shares	Value
Australia — 4.2%
BHP Group Ltd.	190,159	$6,214,334
BHP Group PLC	94,068	2,479,416
Commonwealth Bank of Australia	99,686	6,340,335
Rio Tinto PLC	70,709	5,303,892

		20,337,977

Austria — 0.6%
Erste Group Bank AG*	93,059	2,847,783

Belgium — 0.8%
KBC Group NV*	52,699	3,714,865

China — 3.2%
Alibaba Group Holding Ltd.*	113,352	3,413,958
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	382,000	4,692,190
Prosus NV*	29,422	3,204,629
Tencent Holdings Ltd.	57,700	4,191,306

		15,502,083

Denmark — 4.3%
Carlsberg A/S (Class B Stock)	37,356	5,950,926
Novo Nordisk A/S (Class B Stock)	116,808	8,110,207
Orsted A/S, 144A	31,871	6,537,050

		20,598,183

Finland — 0.9%
Kone OYJ (Class B Stock)	56,039	4,551,746

France — 14.2%
Accor SA*	105,023	3,821,077
AXA SA	172,360	4,156,477
Capgemini SE	40,303	6,276,025
Kering SA	6,996	5,083,371
Legrand SA	47,673	4,272,729
L’Oreal SA	15,915	6,052,465
LVMH Moet Hennessy Louis Vuitton SE	16,829	10,505,840
Pernod Ricard SA	27,025	5,182,514
Safran SA*	34,298	4,880,648
Schneider Electric SE	45,168	6,556,860
TOTAL SE	147,385	6,359,292
Vinci SA	51,887	5,169,261

		68,316,559

Germany — 8.3%
adidas AG*	16,037	5,856,562
Allianz SE	25,136	6,170,336
Delivery Hero SE, 144A*	27,551	4,349,585
Deutsche Boerse AG	25,022	4,263,943
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,338	4,634,974
SAP SE	48,886	6,482,948
Symrise AG	29,409	3,937,165
Vonovia SE	58,137	4,257,811

		39,953,324

COMMON STOCKS (continued)	Shares	Value
Hong Kong — 3.2%
AIA Group Ltd.	834,800	$10,279,915
Hong Kong Exchanges & Clearing Ltd.	98,000	5,391,923

		15,671,838

India — 1.1%
HDFC Bank Ltd., ADR*	71,465	5,164,061

Japan — 17.8%
Daikin Industries Ltd.	27,000	6,007,784
FANUC Corp.	18,300	4,515,668
Hoya Corp.	54,300	7,519,250
Kao Corp.	82,600	6,375,726
Keyence Corp.	13,400	7,542,071
Komatsu Ltd.	146,300	3,998,472
Kubota Corp.	224,900	4,912,175
Makita Corp.	63,600	3,186,464
Nidec Corp.	38,100	4,796,980
Recruit Holdings Co. Ltd.	144,200	6,054,258
Shin-Etsu Chemical Co. Ltd.	42,500	7,439,751
SMC Corp.	6,823	4,167,974
Sony Corp.	98,300	9,887,724
Sysmex Corp.	32,400	3,907,042
Tokyo Electron Ltd.	14,700	5,490,032

		85,801,371

Macau — 0.9%
Sands China Ltd.	945,600	4,177,617

Netherlands — 3.1%
ASML Holding NV	23,046	11,326,827
ING Groep NV*	386,942	3,667,834

		14,994,661

Singapore — 1.0%
DBS Group Holdings Ltd.	260,300	4,941,844

South Africa — 0.8%
Anglo American PLC	109,320	3,641,017

South Korea — 1.7%
Samsung Electronics Co. Ltd., GDR	4,377	7,995,340

Spain — 3.2%
Cellnex Telecom SA, 144A	52,929	3,184,847
Iberdrola SA	489,588	6,996,267
Industria de Diseno Textil SA	162,935	5,201,157

		15,382,271

Sweden — 2.7%
Assa Abloy AB (Class B Stock)	143,595	3,544,612
Atlas Copco AB (Class A Stock)	103,817	5,293,952
Svenska Handelsbanken AB (Class A Stock)*	410,209	4,128,913

		12,967,477

Switzerland — 10.2%
LafargeHolcim Ltd.*	100,299	5,558,719
Lonza Group AG	6,341	4,088,337
Nestle SA	124,915	14,727,984
Novartis AG	90,598	8,570,059
Roche Holding AG	34,761	12,166,660

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Switzerland (cont’d.)
SGS SA	1,360	$4,115,797

		49,227,556

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,536	5,292,366

United Kingdom — 12.9%
Diageo PLC	196,713	7,749,400
GlaxoSmithKline PLC	346,744	6,376,786
Legal & General Group PLC	1,416,419	5,205,619
Linde PLC	21,445	5,602,315
London Stock Exchange Group PLC	32,479	4,011,872
Persimmon PLC	150,366	5,703,432
Prudential PLC	250,383	4,618,438
Reckitt Benckiser Group PLC	63,189	5,667,991
RELX PLC	217,400	5,355,462
Smith & Nephew PLC	173,046	3,593,049
Unilever PLC	135,286	8,149,338

		62,033,702

COMMON STOCKS (continued)	Shares	Value
United States — 0.9%
Ferguson PLC	36,516	$4,446,253

TOTAL LONG-TERM INVESTMENTS (cost $346,874,316)		467,559,894

SHORT-TERM INVESTMENT — 2.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $12,684,362)(w)	12,684,362	12,684,362

TOTAL INVESTMENTS — 99.7% (cost $359,558,678)		480,244,256
Other assets in excess of liabilities — 0.3%		1,545,402

NET ASSETS — 100.0%		$481,789,658

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$20,337,977	$—
Austria	—	2,847,783	—
Belgium	—	3,714,865	—
China	—	15,502,083	—
Denmark	—	20,598,183	—
Finland	—	4,551,746	—
France	—	68,316,559	—
Germany	—	39,953,324	—
Hong Kong	—	15,671,838	—
India	5,164,061	—	—
Japan	—	85,801,371	—
Macau	—	4,177,617	—
Netherlands	—	14,994,661	—
Singapore	—	4,941,844	—
South Africa	—	3,641,017	—
South Korea	—	7,995,340	—
Spain	—	15,382,271	—
Sweden	—	12,967,477	—
Switzerland	—	49,227,556	—
Taiwan	5,292,366	—	—
United Kingdom	—	62,033,702	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
United States	$—	$4,446,253	$—
Affiliated Mutual Fund	12,684,362	—	—

Total	$23,140,789	$457,103,467	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Insurance	8.4%
Pharmaceuticals	7.3
Banks	6.5
Machinery	6.3
Semiconductors & Semiconductor Equipment	4.5
Textiles, Apparel & Luxury Goods	4.4
Personal Products	4.2
Beverages	3.9
Metals & Mining	3.7
Chemicals	3.5
Electrical Equipment	3.3
Household Durables	3.3
Professional Services	3.3
Health Care Equipment & Supplies	3.1
Food Products	3.1
Capital Markets	2.8
Electric Utilities	2.8
Affiliated Mutual Fund	2.6
Internet & Direct Marketing Retail	2.2
Building Products	1.9
Hotels, Restaurants & Leisure	1.7

Technology Hardware, Storage & Peripherals	1.7%
Electronic Equipment, Instruments & Components	1.6
Software	1.3
Oil, Gas & Consumable Fuels	1.3
IT Services	1.3
Household Products	1.2
Construction Materials	1.1
Specialty Retail	1.1
Construction & Engineering	1.1
Aerospace & Defense	1.0
Trading Companies & Distributors	0.9
Real Estate Management & Development	0.9
Interactive Media & Services	0.9
Life Sciences Tools & Services	0.8
Diversified Telecommunication Services	0.7

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $346,874,316)	$467,559,894
Affiliated investments (cost $12,684,362)	12,684,362
Foreign currency, at value (cost $35,219)	35,455
Tax reclaim receivable	1,609,390
Receivable for Portfolio shares sold	336,457
Dividends receivable	195,208
Receivable from affiliate	89,226
Prepaid expenses	11,266

Total Assets	482,521,258

LIABILITIES
Payable for Portfolio shares purchased	301,268
Payable to affiliate	166,215
Management fee payable	154,065
Custodian and accounting fees payable	63,216
Accrued expenses and other liabilities	31,961
Distribution fee payable	13,084
Trustees’ fees payable	1,390
Affiliated transfer agent fee payable	401

Total Liabilities	731,600

NET ASSETS	$481,789,658

Net assets were comprised of:
Partners’ Equity	$481,789,658

Net asset value and redemption price per share, $481,789,658 / 13,175,173 outstanding shares of beneficial interest	$36.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $813,812 foreign withholding tax, of which $148,594 is reimbursable by an affiliate)	$7,356,862
Affiliated dividend income	53,641
Income from securities lending, net (including affiliated income of $5,449)	10,741

Total income	7,421,244

EXPENSES
Management fee	2,800,114
Distribution fee	987,961
Custodian and accounting fees	180,852
Legal fees and expenses	26,387
Audit fee	26,362
Trustees’ fees	14,900
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	5,090
Miscellaneous	63,485

Total expenses	4,112,210

NET INVESTMENT INCOME (LOSS)	3,309,034

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,087)	7,376,038
Foreign currency transactions	129,016

7,505,054

Net change in unrealized appreciation (depreciation) on:
Investments	27,416,641
Foreign currencies	129,292

27,545,933

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	35,050,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,360,021

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,309,034	$7,278,414
Net realized gain (loss) on investment and foreign currency transactions	7,505,054	(1,648,522)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,545,933	93,451,277

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,360,021	99,081,169

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,753,804 and 1,540,208 shares, respectively]	186,466,543	42,980,014
Portfolio shares purchased [7,430,439 and 1,784,236 shares, respectively]	(191,013,463)	(52,560,364)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(4,546,920)	(9,580,350)

CAPITAL CONTRIBUTIONS	—	220,403

TOTAL INCREASE (DECREASE)	33,813,101	89,721,222
NET ASSETS:
Beginning of year	447,976,557	358,255,335

End of year	$481,789,658	$447,976,557

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.0%
Safran SA (France)*	122,868	$17,484,270

Automobiles — 6.5%
Tesla, Inc.*(a)	166,297	117,350,804

Biotechnology — 1.1%
Sarepta Therapeutics, Inc.*	32,914	5,611,508
Vertex Pharmaceuticals, Inc.*	58,216	13,758,769

		19,370,277

Capital Markets — 0.9%
S&P Global, Inc.	49,660	16,324,732

Entertainment — 4.7%
Netflix, Inc.*	106,520	57,598,559
Spotify Technology SA*	83,436	26,253,972

		83,852,531

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	58,627	22,089,481

Health Care Equipment & Supplies — 1.6%
Danaher Corp.	40,717	9,044,874
DexCom, Inc.*	30,207	11,168,132
Intuitive Surgical, Inc.*	11,071	9,057,185

		29,270,191

Health Care Providers & Services — 0.9%
Guardant Health, Inc.*	57,253	7,378,767
Humana, Inc.	20,261	8,312,480

		15,691,247

Health Care Technology — 0.9%
Teladoc Health, Inc.*(a)	76,061	15,209,158

Hotels, Restaurants & Leisure — 1.3%
Airbnb, Inc. (Class A Stock)*	8,458	1,241,635
Chipotle Mexican Grill, Inc.*	16,382	22,717,083

		23,958,718

Interactive Media & Services — 10.0%
Alphabet, Inc. (Class A Stock)*	18,074	31,677,215
Alphabet, Inc. (Class C Stock)*	18,005	31,542,600
Facebook, Inc. (Class A Stock)*	267,470	73,062,105
Match Group, Inc.*	252,781	38,217,959
Tencent Holdings Ltd. (China)	68,435	4,971,092

		179,470,971

Internet & Direct Marketing Retail — 8.2%
Amazon.com, Inc.*	42,540	138,549,802
Farfetch Ltd. (United Kingdom) (Class A Stock)*	139,534	8,903,665

		147,453,467

IT Services — 17.8%
Adyen NV (Netherlands), 144A*	18,607	43,415,019
Mastercard, Inc. (Class A Stock)	88,666	31,648,442
PayPal Holdings, Inc.*	211,320	49,491,144
Shopify, Inc. (Canada) (Class A Stock)*	58,067	65,728,941
Snowflake, Inc. (Class A Stock)*(a)	44,689	12,575,484
Square, Inc. (Class A Stock)*	142,301	30,970,390

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Twilio, Inc. (Class A Stock)*	105,651	$35,762,863
Visa, Inc. (Class A Stock)(a)	225,484	49,320,115

		318,912,398

Leisure Products — 1.4%
Peloton Interactive, Inc. (Class A Stock)*	164,037	24,887,694

Multiline Retail — 0.1%
Target Corp.	5,588	986,450

Personal Products — 1.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	102,380	27,252,532

Road & Rail — 3.1%
Uber Technologies, Inc.*	695,941	35,492,991
Union Pacific Corp.	99,871	20,795,140

		56,288,131

Semiconductors & Semiconductor Equipment — 4.2%
NVIDIA Corp.	100,347	52,401,203
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	202,125	22,039,710

		74,440,913

Software — 16.5%
Adobe, Inc.*	94,173	47,097,801
Atlassian Corp. PLC (Class A Stock)*	79,330	18,552,907
Coupa Software, Inc.*	55,933	18,956,253
Crowdstrike Holdings, Inc. (Class A Stock)*	110,322	23,368,406
Microsoft Corp.	314,105	69,863,234
RingCentral, Inc. (Class A Stock)*	29,014	10,995,435
salesforce.com, Inc.*	155,558	34,616,322
ServiceNow, Inc.*	23,176	12,756,766
Splunk, Inc.*	74,399	12,639,646
Trade Desk, Inc. (The) (Class A Stock)*	24,478	19,606,878
Workday, Inc. (Class A Stock)*	89,164	21,364,586
Zoom Video Communications, Inc. (Class A Stock)*	21,460	7,238,887

		297,057,121

Specialty Retail — 3.6%
Carvana Co.*(a)	90,576	21,696,575
Home Depot, Inc. (The)	93,961	24,957,921
TJX Cos., Inc. (The)	266,290	18,184,944

		64,839,440

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	963,427	127,837,129

Textiles, Apparel & Luxury Goods — 6.3%
Kering SA (France)	25,381	18,442,114
Lululemon Athletica, Inc.*	86,482	30,098,331
LVMH Moet Hennessy Louis Vuitton SE (France)	40,987	25,586,954

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. (Class B Stock)	278,060	$39,337,148

		113,464,547

TOTAL LONG-TERM INVESTMENTS (cost $768,536,597)		1,793,492,202

SHORT-TERM INVESTMENT — 8.8%
AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $158,079,583; includes $158,065,436 of cash collateral for securities on loan)(b)(w)	158,242,390	158,163,269

TOTAL INVESTMENTS — 108.7% (cost $926,616,180)		1,951,655,471
Liabilities in excess of other assets — (8.7)%		(156,242,665)

NET ASSETS — 100.0%		$1,795,412,806

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $155,381,185; cash collateral of $158,065,436 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$—	$17,484,270	$—
Automobiles	117,350,804	—	—
Biotechnology	19,370,277	—	—
Capital Markets	16,324,732	—	—
Entertainment	83,852,531	—	—
Food & Staples Retailing	22,089,481	—	—
Health Care Equipment & Supplies	29,270,191	—	—
Health Care Providers & Services	15,691,247	—	—
Health Care Technology	15,209,158	—	—
Hotels, Restaurants & Leisure	23,958,718	—	—
Interactive Media & Services	174,499,879	4,971,092	—
Internet & Direct Marketing Retail	147,453,467	—	—
IT Services	275,497,379	43,415,019	—
Leisure Products	24,887,694	—	—
Multiline Retail	986,450	—	—
Personal Products	27,252,532	—	—
Road & Rail	56,288,131	—	—
Semiconductors & Semiconductor Equipment	74,440,913	—	—
Software	297,057,121	—	—
Specialty Retail	64,839,440	—	—
Technology Hardware, Storage & Peripherals	127,837,129	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$69,435,479	$44,029,068	$—
Affiliated Mutual Fund	158,163,269	—	—

Total	$1,841,756,022	$109,899,449	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

IT Services	17.8%
Software	16.5
Interactive Media & Services	10.0
Affiliated Mutual Fund (8.8% represents investments purchased with collateral from securities on loan)	8.8
Internet & Direct Marketing Retail	8.2
Technology Hardware, Storage & Peripherals	7.1
Automobiles	6.5
Textiles, Apparel & Luxury Goods	6.3
Entertainment	4.7
Semiconductors & Semiconductor Equipment	4.2
Specialty Retail	3.6
Road & Rail	3.1
Health Care Equipment & Supplies	1.6
Personal Products	1.5

Leisure Products	1.4%
Hotels, Restaurants & Leisure	1.3
Food & Staples Retailing	1.2
Biotechnology	1.1
Aerospace & Defense	1.0
Capital Markets	0.9
Health Care Providers & Services	0.9
Health Care Technology	0.9
Multiline Retail	0.1

108.7
Liabilities in excess of other assets	(8.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$155,381,185	$(155,381,185)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $155,381,185:
Unaffiliated investments (cost $768,536,597)	$1,793,492,202
Affiliated investments (cost $158,079,583)	158,163,269
Receivable for investments sold	9,114,423
Receivable for Portfolio shares sold	356,440
Tax reclaim receivable	225,585
Dividends and interest receivable	78,665
Prepaid expenses	22,124

Total Assets	1,961,452,708

LIABILITIES
Payable to broker for collateral for securities on loan	158,065,436
Payable for investments purchased	5,186,063
Payable to custodian	1,808,195
Management fee payable	502,090
Accrued expenses and other liabilities	264,679
Payable to affiliate	134,102
Distribution fee payable	49,099
Payable for Portfolio shares purchased	27,054
Trustees’ fees payable	2,783
Affiliated transfer agent fee payable	401

Total Liabilities	166,039,902

NET ASSETS	$1,795,412,806

Net assets were comprised of:
Partners’ Equity	$1,795,412,806

Net asset value and redemption price per share, $1,795,412,806 / 28,773,323 outstanding shares of beneficial interest	$62.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $67,899 foreign withholding tax)	$6,452,076
Income from securities lending, net (including affiliated income of $273,534)	282,072
Affiliated dividend income	114,738

Total income	6,848,886

EXPENSES
Management fee	9,872,757
Distribution fee	3,458,276
Custodian and accounting fees	142,722
Legal fees and expenses	30,481
Trustees’ fees	28,109
Audit fee	22,363
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	5,185
Miscellaneous	66,055

Total expenses	13,633,006

NET INVESTMENT INCOME (LOSS)	(6,784,120)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(156,529))	195,652,779
Foreign currency transactions	35,474

195,688,253

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $65,161)	369,140,038
Foreign currencies	1,790

369,141,828

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	564,830,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$558,045,961

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(6,784,120)	$(2,561,295)
Net realized gain (loss) on investment and foreign currency transactions	195,688,253	91,676,383
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	369,141,828	224,288,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	558,045,961	313,403,412

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,707,655 and 5,121,757 shares, respectively]	668,552,783	181,586,774
Portfolio shares purchased [16,915,102 and 5,285,459 shares, respectively]	(686,060,606)	(191,717,647)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(17,507,823)	(10,130,873)

CAPITAL CONTRIBUTIONS	—	49

TOTAL INCREASE (DECREASE)	540,538,138	303,272,588
NET ASSETS:
Beginning of year	1,254,874,668	951,602,080

End of year	$1,795,412,806	$1,254,874,668

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST LARGE-CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.9%
BWX Technologies, Inc.	17,200	$1,036,816
General Dynamics Corp.	19,100	2,842,462
L3Harris Technologies, Inc.	37,500	7,088,250
Lockheed Martin Corp.	39,453	14,005,026
Northrop Grumman Corp.	90,681	27,632,314
Raytheon Technologies Corp.	202,621	14,489,428

		67,094,296

Air Freight & Logistics — 0.0%
United Parcel Service, Inc. (Class B Stock)	9,800	1,650,320

Automobiles — 0.9%
Ford Motor Co.	299,500	2,632,605
General Motors Co.	301,672	12,561,622
Tesla, Inc.*(a)	26,880	18,968,410

		34,162,637

Banks — 4.2%
Bank of America Corp.	833,639	25,267,598
Citigroup, Inc.	324,146	19,986,842
FNB Corp.	61,400	583,300
Huntington Bancshares, Inc.	399,419	5,044,662
JPMorgan Chase & Co.	249,601	31,716,799
PacWest Bancorp	119,700	3,040,380
Pinnacle Financial Partners, Inc.	8,600	553,840
Regions Financial Corp.	294,180	4,742,182
Truist Financial Corp.	897,755	43,029,397
Wells Fargo & Co.	626,534	18,908,796

		152,873,796

Beverages — 2.1%
Coca-Cola Co. (The)	431,133	23,643,334
Constellation Brands, Inc. (Class A Stock)	83,550	18,301,628
Diageo PLC (United Kingdom)	400,063	15,760,261
Monster Beverage Corp.*	23,900	2,210,272
Pernod Ricard SA (France)	74,614	14,308,533

		74,224,028

Biotechnology — 2.1%
AbbVie, Inc.	329,316	35,286,209
Alexion Pharmaceuticals, Inc.*	2,961	462,627
Biogen, Inc.*	47,925	11,734,916
Gilead Sciences, Inc.	225,144	13,116,889
Regeneron Pharmaceuticals, Inc.*	6,224	3,006,877
Vertex Pharmaceuticals, Inc.*	48,282	11,410,968

		75,018,486

Building Products — 0.4%
Masco Corp.	182,700	10,035,711
UFP Industries, Inc.	78,100	4,338,455

		14,374,166

Capital Markets — 3.4%
Affiliated Managers Group, Inc.	7,500	762,750
Ameriprise Financial, Inc.	133,073	25,860,076
Bank of New York Mellon Corp. (The)	24,603	1,044,151

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Blackstone Group, Inc. (The) (Class A Stock)	141,293	$9,157,199
Cboe Global Markets, Inc.	30,600	2,849,472
Charles Schwab Corp. (The)	152,096	8,067,172
Federated Hermes, Inc.	77,600	2,241,864
Goldman Sachs Group, Inc. (The)	125,147	33,002,516
Morgan Stanley	305,670	20,947,565
Nasdaq, Inc.	141,736	18,814,037
Raymond James Financial, Inc.	8,400	803,628

		123,550,430

Chemicals — 2.0%
Corteva, Inc.	160,500	6,214,560
DuPont de Nemours, Inc.	161,657	11,495,429
Eastman Chemical Co.	149,045	14,946,233
Element Solutions, Inc.	101,400	1,797,822
PPG Industries, Inc.	76,081	10,972,402
RPM International, Inc.	13,400	1,216,452
Sensient Technologies Corp.	1,100	81,147
Sherwin-Williams Co. (The)	33,124	24,343,159

		71,067,204

Commercial Services & Supplies — 0.1%
CoreCivic, Inc.	9,000	58,950
Herman Miller, Inc.	61,600	2,082,080

		2,141,030

Communications Equipment — 0.6%
Cisco Systems, Inc.	455,651	20,390,382

Construction & Engineering — 0.2%
EMCOR Group, Inc.	25,600	2,341,376
Quanta Services, Inc.	57,071	4,110,253

		6,451,629

Consumer Finance — 0.1%
Discover Financial Services	29,000	2,625,370
Navient Corp.	11,300	110,966
OneMain Holdings, Inc.	34,000	1,637,440

		4,373,776

Containers & Packaging — 0.8%
Crown Holdings, Inc.*	308,063	30,867,913

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. (Class B Stock)*	25,280	5,861,674

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	648,314	18,645,511
Verizon Communications, Inc.	360,087	21,155,111

		39,800,622

Electric Utilities — 1.7%
American Electric Power Co., Inc.	92,191	7,676,744
Exelon Corp.	130,300	5,501,266
NextEra Energy, Inc.	319,252	24,630,292
NRG Energy, Inc.	250,831	9,418,704
Xcel Energy, Inc.	197,355	13,157,658

		60,384,664

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — 1.4%
Acuity Brands, Inc.	40,300	$4,879,927
AMETEK, Inc.	127,997	15,479,957
Atkore International Group, Inc.*	62,400	2,565,264
Eaton Corp. PLC	226,659	27,230,812

		50,155,960

Electronic Equipment, Instruments & Components — 0.4%
Jabil, Inc.	47,400	2,015,922
SYNNEX Corp.	10,400	846,976
TE Connectivity Ltd.	103,624	12,545,758

		15,408,656

Energy Equipment & Services — 0.1%
Schlumberger NV	112,100	2,447,143
TechnipFMC PLC (United Kingdom)	28,300	266,020

		2,713,163

Entertainment — 1.9%
Activision Blizzard, Inc.	161,034	14,952,007
Electronic Arts, Inc.	244,430	35,100,148
Netflix, Inc.*	32,143	17,380,684

		67,432,839

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	100,718	22,607,162
Equinix, Inc.	21,376	15,266,312
Franklin Street Properties Corp.	11,700	51,129
Gaming & Leisure Properties, Inc.	142,725	6,051,540
GEO Group, Inc. (The)(a)	71,000	629,060
Prologis, Inc.	226,630	22,585,946
Weyerhaeuser Co.	366,900	12,302,157

		79,493,306

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	55,347	20,853,643
Kroger Co. (The)	307,944	9,780,301
Walmart, Inc.	131,368	18,936,697

		49,570,641

Food Products — 1.3%
Archer-Daniels-Midland Co.	190,500	9,603,105
Conagra Brands, Inc.	99,300	3,600,618
Danone SA (France)	218,564	14,386,004
General Mills, Inc.	12,600	740,880
Kraft Heinz Co. (The)	213,400	7,396,444
Mondelez International, Inc. (Class A Stock)	185,977	10,874,075
Pilgrim’s Pride Corp.*	2,500	49,025
Tyson Foods, Inc. (Class A Stock)	5,229	336,957

		46,987,108

Gas Utilities — 0.2%
UGI Corp.	239,800	8,383,408

Health Care Equipment & Supplies — 4.0%
Abbott Laboratories	178,400	19,533,016
Becton, Dickinson & Co.	104,206	26,074,425
Boston Scientific Corp.*	745,570	26,803,241
Danaher Corp.	153,369	34,069,390

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Intuitive Surgical, Inc.*	11,301	$9,245,348
Medtronic PLC	242,376	28,391,925
ResMed, Inc.	9,900	2,104,344
West Pharmaceutical Services, Inc.	400	113,324

		146,335,013

Health Care Providers & Services — 1.8%
Cigna Corp.	228,101	47,486,066
McKesson Corp.	10,104	1,757,288
Quest Diagnostics, Inc.	39,766	4,738,914
UnitedHealth Group, Inc.	30,710	10,769,383
Universal Health Services, Inc. (Class B Stock)	4,164	572,550

		65,324,201

Hotels, Restaurants & Leisure — 1.6%
Darden Restaurants, Inc.	40,100	4,776,712
McDonald’s Corp.	132,994	28,537,853
Starbucks Corp.	99,343	10,627,714
Yum! Brands, Inc.	119,240	12,944,694

		56,886,973

Household Durables — 0.1%
D.R. Horton, Inc.	154	10,614
Lennar Corp. (Class A Stock)	27,600	2,103,948

		2,114,562

Household Products — 1.4%
Colgate-Palmolive Co.	169,961	14,533,365
Kimberly-Clark Corp.	78,779	10,621,773
Procter & Gamble Co. (The)	178,079	24,777,912

		49,933,050

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The)	452,000	10,622,000
Vistra Corp.	245,300	4,822,598

		15,444,598

Industrial Conglomerates — 1.1%
3M Co.	67,700	11,833,283
Honeywell International, Inc.	137,992	29,350,898

		41,184,181

Insurance — 1.7%
Aflac, Inc.	37,100	1,649,837
Allstate Corp. (The)	95,055	10,449,396
American Financial Group, Inc.	33,600	2,944,032
Chubb Ltd.	117,421	18,073,440
Hanover Insurance Group, Inc. (The)	5,900	689,828
MetLife, Inc.	281,070	13,196,237
Old Republic International Corp.	178,600	3,520,206
Progressive Corp. (The)	93,773	9,272,274

		59,795,250

Interactive Media & Services — 6.6%
Alphabet, Inc. (Class A Stock)*	70,874	124,216,607
Alphabet, Inc. (Class C Stock)*	25,287	44,299,790

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (cont’d.)
Facebook, Inc. (Class A Stock)*	261,582	$71,453,739

		239,970,136

Internet & Direct Marketing Retail — 3.9%
Amazon.com, Inc.*	39,246	127,821,475
eBay, Inc.	234,954	11,806,438
Stamps.com, Inc.*	9,300	1,824,567

		141,452,480

IT Services — 6.8%
Accenture PLC (Class A Stock)	135,527	35,401,008
Amdocs Ltd.	282,442	20,033,611
Automatic Data Processing, Inc.	5,800	1,021,960
Booz Allen Hamilton Holding Corp.	39,737	3,464,272
CACI International, Inc. (Class A Stock)*	20,100	5,011,533
Cognizant Technology Solutions Corp. (Class A Stock)	193,839	15,885,106
EPAM Systems, Inc.*	7,000	2,508,450
Fidelity National Information Services, Inc.	169,937	24,039,288
FleetCor Technologies, Inc.*	48,765	13,304,555
International Business Machines Corp.	33,200	4,179,216
KBR, Inc.	44,600	1,379,478
Leidos Holdings, Inc.	163,353	17,171,667
Mastercard, Inc. (Class A Stock)	194,132	69,293,476
Okta, Inc.*	6,660	1,693,372
Perspecta, Inc.	2,000	48,160
Visa, Inc. (Class A Stock)(a)	143,547	31,398,035

		245,833,187

Leisure Products — 0.1%
Polaris, Inc.	10,700	1,019,496
Smith & Wesson Brands, Inc.	117,200	2,080,300

		3,099,796

Life Sciences Tools & Services — 2.1%
Bio-Rad Laboratories, Inc. (Class A Stock)*	13	7,578
ICON PLC (Ireland)*	37,640	7,339,047
Illumina, Inc.*	27,740	10,263,800
PRA Health Sciences, Inc.*	122,523	15,369,285
Thermo Fisher Scientific, Inc.	90,057	41,946,750

		74,926,460

Machinery — 1.3%
AGCO Corp.	22,000	2,267,980
Altra Industrial Motion Corp.	34,800	1,928,964
Cummins, Inc.	52,800	11,990,880
Deere & Co.	28,600	7,694,830
Fortive Corp.	186,371	13,198,794
Pentair PLC	9,600	509,664
Stanley Black & Decker, Inc.	59,042	10,542,540
Timken Co. (The)	6,900	533,784

		48,667,436

Media — 1.1%
Cable One, Inc.	1,800	4,009,896

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
Charter Communications, Inc. (Class A Stock)*	13,906	$9,199,514
Comcast Corp. (Class A Stock)	500,879	26,246,060

		39,455,470

Metals & Mining — 0.3%
Newmont Corp.	209,565	12,550,848
Steel Dynamics, Inc.	4,500	165,915

		12,716,763

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	920,500	7,778,225
Starwood Property Trust, Inc.	254,700	4,915,710
TPG RE Finance Trust, Inc.	204,100	2,167,542

		14,861,477

Multiline Retail — 1.4%
Big Lots, Inc.(a)	11,800	506,574
Dollar General Corp.	73,021	15,356,316
Dollar Tree, Inc.*	89,100	9,626,364
Target Corp.	141,989	25,065,318

		50,554,572

Multi-Utilities — 0.6%
CMS Energy Corp.	132,540	8,086,265
MDU Resources Group, Inc.	126,000	3,318,840
Public Service Enterprise Group, Inc.	106,100	6,185,630
Sempra Energy	47,200	6,013,752

		23,604,487

Oil, Gas & Consumable Fuels — 1.0%
Chevron Corp.	28,100	2,373,045
Cimarex Energy Co.	74,300	2,786,993
ConocoPhillips	168,463	6,736,836
Enterprise Products Partners LP, MLP	683,995	13,399,462
Kinder Morgan, Inc.	337,900	4,619,093
Pioneer Natural Resources Co.	36,534	4,160,857
Teekay Tankers Ltd. (Bermuda) (Class A Stock)*(a)	9,100	100,191
World Fuel Services Corp.	35,100	1,093,716

		35,270,193

Paper & Forest Products — 0.0%
Boise Cascade Co.	9,800	468,440

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	26,808	7,136,022
Nu Skin Enterprises, Inc. (Class A Stock)	17,300	945,099

		8,081,121

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	561,623	34,837,475
Eli Lilly & Co.	263,171	44,433,792
Johnson & Johnson	278,489	43,828,599
Merck & Co., Inc.	431,793	35,320,667
Pfizer, Inc.	242,071	8,910,633

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Zoetis, Inc.	72,682	$12,028,871

		179,360,037

Road & Rail — 1.5%
Canadian National Railway Co. (Canada)	168,277	18,485,228
Norfolk Southern Corp.	114,558	27,220,126
Old Dominion Freight Line, Inc.	10,698	2,088,036
Uber Technologies, Inc.*	44,650	2,277,150
Werner Enterprises, Inc.	91,900	3,604,318

		53,674,858

Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices, Inc.*	151,934	13,933,867
Analog Devices, Inc.	226,794	33,504,278
Applied Materials, Inc.	320,095	27,624,198
ASML Holding NV (Netherlands)	22,900	11,168,788
Cirrus Logic, Inc.*	6,900	567,180
FormFactor, Inc.*	49,400	2,125,188
Intel Corp.	388,326	19,346,401
KLA Corp.	43,500	11,262,585
Lam Research Corp.	13,790	6,512,603
MKS Instruments, Inc.	26,500	3,986,925
NVIDIA Corp.	1,413	737,869
NXP Semiconductors NV (Netherlands)	115,733	18,402,704
Semtech Corp.*	29,200	2,105,028
Taiwan Semiconductor Manufacturing
Co. Ltd. (Taiwan), ADR	59,066	6,440,557
Texas Instruments, Inc.	237,835	39,035,859

		196,754,030

Software — 9.0%
Adobe, Inc.*	81,838	40,928,820
Cadence Design Systems, Inc.*	33,686	4,595,781
Ceridian HCM Holding, Inc.*	32,570	3,470,659
Coupa Software, Inc.*	9,060	3,070,525
Intuit, Inc.	20,569	7,813,135
Microsoft Corp.	946,332	210,483,163
NortonLifeLock, Inc.	271,810	5,648,212
Oracle Corp.	261,518	16,917,599
salesforce.com, Inc.*	112,570	25,050,202
ServiceNow, Inc.*	3,500	1,926,505
Workday, Inc. (Class A Stock)*	15,660	3,752,293

		323,656,894

Specialty Retail — 2.5%
AutoNation, Inc.*	10,000	697,900
AutoZone, Inc.*	40	47,418
Home Depot, Inc. (The)	138,857	36,883,196
Lowe’s Cos., Inc.	29,457	4,728,143
O’Reilly Automotive, Inc.*	45,403	20,548,036
Ross Stores, Inc.	74,960	9,205,837
Tractor Supply Co.	121,593	17,093,544

		89,204,074

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	1,205,055	159,898,748

COMMON STOCKS (continued)		Shares	Value
Textiles, Apparel & Luxury Goods — 0.9%
LVMH Moet Hennessy Louis Vuitton SE (France)		29,735	$18,562,668
NIKE, Inc. (Class B Stock)		88,719	12,551,077

			31,113,745

Tobacco — 0.4%
Altria Group, Inc.		334,577	13,717,657

Trading Companies & Distributors — 0.1%
GMS, Inc.*		86,100	2,624,328

TOTAL LONG-TERM INVESTMENTS (cost $2,855,134,453)			3,530,416,351

SHORT-TERM INVESTMENTS — 3.4%
AFFILIATED MUTUAL FUNDS — 3.3%
PGIM Core Ultra Short Bond Fund(w)		75,322,973	75,322,973
PGIM Institutional Money Market Fund (cost $43,379,845; includes $43,373,850 of cash collateral for securities on loan)(b)(w)		43,399,011	43,377,312

TOTAL AFFILIATED MUTUAL FUNDS (cost $118,702,818)			118,700,285

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills 0.075%	03/18/21	2,900	2,899,598

(cost $2,899,541)
TOTAL SHORT-TERM INVESTMENTS (cost $121,602,359)			121,599,883

TOTAL INVESTMENTS — 101.2% (cost $2,976,736,812)			3,652,016,234
Liabilities in excess of other assets(z) — (1.2)%			(42,428,099)

NET ASSETS — 100.0%			$3,609,588,135

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,811,743; cash collateral of $43,373,850 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
291	S&P 500 E-Mini Index	Mar. 2021	$54,545,040	$1,098,801

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$989,000	$2,899,598

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$67,094,296	$—	$—
Air Freight & Logistics	1,650,320	—	—
Automobiles	34,162,637	—	—
Banks	152,873,796	—	—
Beverages	44,155,234	30,068,794	—
Biotechnology	75,018,486	—	—
Building Products	14,374,166	—	—
Capital Markets	123,550,430	—	—
Chemicals	71,067,204	—	—
Commercial Services & Supplies	2,141,030	—	—
Communications Equipment	20,390,382	—	—
Construction & Engineering	6,451,629	—	—
Consumer Finance	4,373,776	—	—
Containers & Packaging	30,867,913	—	—
Diversified Financial Services	5,861,674	—	—
Diversified Telecommunication Services	39,800,622	—	—
Electric Utilities	60,384,664	—	—
Electrical Equipment	50,155,960	—	—
Electronic Equipment, Instruments & Components	15,408,656	—	—
Energy Equipment & Services	2,713,163	—	—
Entertainment	67,432,839	—	—
Equity Real Estate Investment Trusts (REITs)	79,493,306	—	—
Food & Staples Retailing	49,570,641	—	—
Food Products	32,601,104	14,386,004	—
Gas Utilities	8,383,408	—	—
Health Care Equipment & Supplies	146,335,013	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Health Care Providers & Services	$65,324,201	$—	$—
Hotels, Restaurants & Leisure	56,886,973	—	—
Household Durables	2,114,562	—	—
Household Products	49,933,050	—	—
Independent Power & Renewable Electricity Producers	15,444,598	—	—
Industrial Conglomerates	41,184,181	—	—
Insurance	59,795,250	—	—
Interactive Media & Services	239,970,136	—	—
Internet & Direct Marketing Retail	141,452,480	—	—
IT Services	245,833,187	—	—
Leisure Products	3,099,796	—	—
Life Sciences Tools & Services	74,926,460	—	—
Machinery	48,667,436	—	—
Media	39,455,470	—	—
Metals & Mining	12,716,763	—	—
Mortgage Real Estate Investment Trusts (REITs)	14,861,477	—	—
Multiline Retail	50,554,572	—	—
Multi-Utilities	23,604,487	—	—
Oil, Gas & Consumable Fuels	35,270,193	—	—
Paper & Forest Products	468,440	—	—
Personal Products	8,081,121	—	—
Pharmaceuticals	179,360,037	—	—
Road & Rail	53,674,858	—	—
Semiconductors & Semiconductor Equipment	196,754,030	—	—
Software	323,656,894	—	—
Specialty Retail	89,204,074	—	—
Technology Hardware, Storage & Peripherals	159,898,748	—	—
Textiles, Apparel & Luxury Goods	12,551,077	18,562,668	—
Tobacco	13,717,657	—	—
Trading Companies & Distributors	2,624,328	—	—
Affiliated Mutual Funds	118,700,285	—	—
U.S. Treasury Obligation	—	2,899,598	—

Total	$3,586,099,170	$65,917,064	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,098,801	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	9.0%
IT Services	6.8
Interactive Media & Services	6.6
Semiconductors & Semiconductor Equipment	5.4
Pharmaceuticals	5.0
Technology Hardware, Storage & Peripherals	4.4
Banks	4.2
Health Care Equipment & Supplies	4.0
Internet & Direct Marketing Retail	3.9
Capital Markets	3.4
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	3.3

Specialty Retail	2.5%
Equity Real Estate Investment Trusts (REITs)	2.2
Biotechnology	2.1
Life Sciences Tools & Services	2.1
Beverages	2.1
Chemicals	2.0
Entertainment	1.9
Aerospace & Defense	1.9
Health Care Providers & Services	1.8
Electric Utilities	1.7
Insurance	1.7
Hotels, Restaurants & Leisure	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Road & Rail	1.5%
Multiline Retail	1.4
Electrical Equipment	1.4
Household Products	1.4
Food & Staples Retailing	1.4
Machinery	1.3
Food Products	1.3
Industrial Conglomerates	1.1
Diversified Telecommunication Services	1.1
Media	1.1
Oil, Gas & Consumable Fuels	1.0
Automobiles	0.9
Textiles, Apparel & Luxury Goods	0.9
Containers & Packaging	0.8
Multi-Utilities	0.6
Communications Equipment	0.6
Independent Power & Renewable Electricity Producers	0.4
Electronic Equipment, Instruments & Components	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Building Products	0.4
Tobacco	0.4

Metals & Mining	0.3%
Gas Utilities	0.2
Personal Products	0.2
Construction & Engineering	0.2
Diversified Financial Services	0.2
Consumer Finance	0.1
Leisure Products	0.1
U.S. Treasury Obligation	0.1
Energy Equipment & Services	0.1
Trading Companies & Distributors	0.1
Commercial Services & Supplies	0.1
Household Durables	0.1
Air Freight & Logistics	0.0 *
Paper & Forest Products	0.0 *

101.2
Liabilities in excess of other assets	(1.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$1,098,801	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$8,994,614

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$797,190

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$28,845,845

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$42,811,743	$(42,811,743)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $42,811,743:
Unaffiliated investments (cost $2,858,033,994)	$3,533,315,949
Affiliated investments (cost $118,702,818)	118,700,285
Dividends receivable	2,585,416
Receivable for investments sold	1,584,309
Deposit with broker for centrally cleared/exchange-traded derivatives	989,000
Due from broker-variation margin futures	357,930
Tax reclaim receivable	110,657
Receivable for Portfolio shares sold	250
Prepaid expenses and other assets	29,294

Total Assets	3,657,673,090

LIABILITIES
Payable to broker for collateral for securities on loan	43,373,850
Payable for investments purchased	3,686,374
Management fee payable	647,426
Accrued expenses and other liabilities	155,808
Distribution fee payable	97,929
Payable to affiliate	72,044
Payable for Portfolio shares purchased	46,385
Trustees’ fees payable	4,738
Affiliated transfer agent fee payable	401

Total Liabilities	48,084,955

NET ASSETS	$3,609,588,135

Net assets were comprised of:
Partners’ Equity	$3,609,588,135

Net asset value and redemption price per share, $3,609,588,135 / 150,200,329 outstanding shares of beneficial interest	$24.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $213,487 foreign withholding tax)	$46,885,272
Affiliated dividend income	339,928
Income from securities lending, net (including affiliated income of $154,823)	162,262
Interest income	8,188

Total income	47,395,650

EXPENSES
Management fee	14,933,178
Distribution fee	6,686,958
Custodian and accounting fees	220,819
Trustees’ fees	45,590
Legal fees and expenses	32,610
Audit fee	26,526
Shareholders’ reports	8,577
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,100
Miscellaneous	56,525

Total expenses	22,017,883
Less: Fee waiver and/or expense reimbursement	(401,217)

Net expenses	21,616,666

NET INVESTMENT INCOME (LOSS)	25,778,984

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(27,371))	65,885,118
Futures transactions	8,994,614
Foreign currency transactions	30,768

74,910,500

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,145))	359,498,077
Futures	797,190

360,295,267

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	435,205,767

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$460,984,751

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$25,778,984	$27,824,815
Net realized gain (loss) on investment and foreign currency transactions	74,910,500	186,288,150
Net change in unrealized appreciation (depreciation) on investments	360,295,267	276,291,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	460,984,751	490,404,691

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [102,338,201 and 8,248,232 shares, respectively]	1,915,683,068	156,445,063
Portfolio shares issued in merger [1,234,206 and 0 shares, respectively]	26,720,555	—
Portfolio shares purchased [51,086,933 and 32,754,414 shares, respectively]	(906,612,843)	(644,233,839)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,035,790,780	(487,788,776)

CAPITAL CONTRIBUTIONS	—	22

TOTAL INCREASE (DECREASE)	1,496,775,531	2,615,937
NET ASSETS:
Beginning of year	2,112,812,604	2,110,196,667

End of year	$3,609,588,135	$2,112,812,604

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.4%
Boeing Co. (The)	578,159	$123,760,716

Air Freight & Logistics — 2.2%
Expeditors International of Washington, Inc.	650,313	61,851,269

Beverages — 3.5%
Monster Beverage Corp.*	1,057,505	97,798,062

Biotechnology — 2.4%
Regeneron Pharmaceuticals, Inc.*	137,101	66,234,864

Capital Markets — 2.8%
FactSet Research Systems, Inc.	115,068	38,260,110
SEI Investments Co.	680,660	39,117,530

		77,377,640

Communications Equipment — 1.6%
Cisco Systems, Inc.	1,001,093	44,798,912

Energy Equipment & Services — 1.2%
Schlumberger NV	1,577,960	34,446,867

Entertainment — 3.8%
Walt Disney Co. (The)*	583,466	105,712,370

Health Care Equipment & Supplies — 1.4%
Intuitive Surgical, Inc.*	47,723	39,042,186

Health Care Technology — 1.6%
Cerner Corp.	553,399	43,430,754

Hotels, Restaurants & Leisure — 4.5%
Starbucks Corp.	662,510	70,875,320
Yum China Holdings, Inc. (China)	363,479	20,751,016
Yum! Brands, Inc.	317,147	34,429,478

		126,055,814

Household Products — 1.5%
Colgate-Palmolive Co.	472,091	40,368,501

Interactive Media & Services — 11.2%
Alphabet, Inc. (Class A Stock)*	43,600	76,415,104
Alphabet, Inc. (Class C Stock)*	43,714	76,581,682
Facebook, Inc. (Class A Stock)*	576,374	157,442,322

		310,439,108

Internet & Direct Marketing Retail — 11.8%
Alibaba Group Holding Ltd. (China), ADR*	559,845	130,292,727
Amazon.com, Inc.*	60,670	197,597,943

		327,890,670

IT Services — 6.4%
Automatic Data Processing, Inc.	108,248	19,073,297
Visa, Inc. (Class A Stock)(a)	728,568	159,359,679

		178,432,976

Life Sciences Tools & Services — 2.3%
Illumina, Inc.*	176,147	65,174,390

Machinery — 3.9%
Deere & Co.	404,934	108,947,493

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 6.8%
Novartis AG (Switzerland), ADR(a)	1,011,392	$95,505,746
Novo Nordisk A/S (Denmark), ADR(a)	289,569	20,226,395
Roche Holding AG (Switzerland), ADR(a)	1,692,965	74,219,586

		189,951,727

Semiconductors & Semiconductor Equipment — 7.3%
NVIDIA Corp.	247,992	129,501,423
QUALCOMM, Inc.	482,018	73,430,622

		202,932,045

Software — 18.3%
Autodesk, Inc.*	477,017	145,652,371
Microsoft Corp.	494,945	110,085,667
Oracle Corp.	1,570,669	101,606,578
salesforce.com, Inc.*	482,950	107,470,863
Workday, Inc. (Class A Stock)*	179,409	42,988,190

		507,803,669

TOTAL LONG-TERM INVESTMENTS (cost $1,524,113,815)		2,752,450,033

SHORT-TERM INVESTMENTS — 6.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	19,098,437	19,098,437
PGIM Institutional Money Market Fund (cost $172,327,075; includes $172,302,900 of cash collateral for securities on loan)(b)(w)	172,396,573	172,310,375

TOTAL SHORT-TERM INVESTMENTS (cost $191,425,512)		191,408,812

TOTAL INVESTMENTS — 105.8% (cost $1,715,539,327)		2,943,858,845
Liabilities in excess of other assets — (5.8)%		(162,579,759)

NET ASSETS — 100.0%		$2,781,279,086

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,859,934; cash collateral of $172,302,900 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$123,760,716	$—	$—
Air Freight & Logistics	61,851,269	—	—
Beverages	97,798,062	—	—
Biotechnology	66,234,864	—	—
Capital Markets	77,377,640	—	—
Communications Equipment	44,798,912	—	—
Energy Equipment & Services	34,446,867	—	—
Entertainment	105,712,370	—	—
Health Care Equipment & Supplies	39,042,186	—	—
Health Care Technology	43,430,754	—	—
Hotels, Restaurants & Leisure	126,055,814	—	—
Household Products	40,368,501	—	—
Interactive Media & Services	310,439,108	—	—
Internet & Direct Marketing Retail	327,890,670	—	—
IT Services	178,432,976	—	—
Life Sciences Tools & Services	65,174,390	—	—
Machinery	108,947,493	—	—
Pharmaceuticals	189,951,727	—	—
Semiconductors & Semiconductor Equipment	202,932,045	—	—
Software	507,803,669	—	—
Affiliated Mutual Funds	191,408,812	—	—

Total	$2,943,858,845	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	18.3%
Internet & Direct Marketing Retail	11.8
Interactive Media & Services	11.2
Semiconductors & Semiconductor Equipment	7.3
Affiliated Mutual Funds (6.2% represents investments purchased with collateral from securities on loan)	6.9
Pharmaceuticals	6.8
IT Services	6.4
Hotels, Restaurants & Leisure	4.5
Aerospace & Defense	4.4
Machinery	3.9
Entertainment	3.8
Beverages	3.5
Capital Markets	2.8

Biotechnology	2.4%
Life Sciences Tools & Services	2.3
Air Freight & Logistics	2.2
Communications Equipment	1.6
Health Care Technology	1.6
Household Products	1.5
Health Care Equipment & Supplies	1.4
Energy Equipment & Services	1.2

105.8
Liabilities in excess of other assets	(5.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$168,859,934	$(168,859,934)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $168,859,934:
Unaffiliated investments (cost $1,524,113,815)	$2,752,450,033
Affiliated investments (cost $191,425,512)	191,408,812
Receivable for Portfolio shares sold	6,826,207
Tax reclaim receivable	3,200,969
Dividends receivable	981,163
Prepaid expenses and other assets	315,578

Total Assets	2,955,182,762

LIABILITIES
Payable to broker for collateral for securities on loan	172,302,900
Management fee payable	703,143
Payable to affiliate	670,704
Accrued expenses and other liabilities	118,201
Distribution fee payable	75,291
Payable for Portfolio shares purchased	29,106
Trustees’ fees payable	3,930
Affiliated transfer agent fee payable	401

Total Liabilities	173,903,676

NET ASSETS	$2,781,279,086

Net assets were comprised of:
Partners’ Equity	$2,781,279,086

Net asset value and redemption price per share, $2,781,279,086 / 33,086,905 outstanding shares of beneficial interest	$84.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $981,420 foreign withholding tax, of which $163,700 is reimbursable by an affiliate)	$21,948,420
Income from securities lending, net (including affiliated income of $428,254)	434,599
Affiliated dividend income	252,164

Total income	22,635,183

EXPENSES
Management fee	18,802,730
Distribution fee	6,636,203
Custodian and accounting fees	177,204
Trustees’ fees	44,500
Legal fees and expenses	35,827
Audit fee	27,729
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	5,906
Miscellaneous	80,487

Total expenses	25,817,645
Less: Fee waiver and/or expense reimbursement	(1,592,689)

Net expenses	24,224,956

NET INVESTMENT INCOME (LOSS)	(1,589,773)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $241,581)	642,180,953
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(45,665))	11,173,619

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	653,354,572

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$651,764,799

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(1,589,773)	$8,658,521
Net realized gain (loss) on investment and foreign currency transactions	642,180,953	158,971,637
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,173,619	554,732,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	651,764,799	722,362,804

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,160,675 and 5,637,323 shares, respectively]	652,134,307	320,989,161
Portfolio shares purchased [22,457,888 and 8,014,911 shares, respectively]	(1,421,487,365)	(462,421,426)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(769,353,058)	(141,432,265)

CAPITAL CONTRIBUTIONS	—	1,979

TOTAL INCREASE (DECREASE)	(117,588,259)	580,932,518
NET ASSETS:
Beginning of year	2,898,867,345	2,317,934,827

End of year	$2,781,279,086	$2,898,867,345

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 98.1%	Shares	Value
Austria — 0.2%
Erste Group Bank AG*	62,752	$1,920,331

Canada — 1.9%
Canadian National Railway Co.(a)	130,230	14,305,766

Denmark — 0.5%
Carlsberg A/S (Class B Stock)	25,395	4,045,502

France — 11.6%
Air Liquide SA	42,830	7,060,434
Danone SA	208,568	13,728,062
EssilorLuxottica SA	17,485	2,722,006
Hermes International	1,927	2,073,181
Legrand SA	97,190	8,710,728
LVMH Moet Hennessy Louis Vuitton SE	31,144	19,442,265
Pernod Ricard SA	57,002	10,931,125
Schneider Electric SE	153,242	22,245,534

		86,913,335

Germany — 4.4%
Bayer AG	146,721	8,671,758
Brenntag AG	46,800	3,634,762
Deutsche Boerse AG	22,810	3,887,001
Deutsche Wohnen SE	52,027	2,785,005
Merck KGaA	54,785	9,541,000
MTU Aero Engines AG	16,769	4,341,705

		32,861,231

Israel — 1.2%
Check Point Software Technologies Ltd.*(a)	67,553	8,978,469

Japan — 2.7%
Hoya Corp.	33,600	4,652,796
Kubota Corp.	500,200	10,925,167
Olympus Corp.	220,500	4,826,937

		20,404,900

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV (Class O Stock)*	227,387	1,252,945

Netherlands — 2.9%
Akzo Nobel NV	78,397	8,442,800
Heineken NV	115,947	12,955,040

		21,397,840

South Korea — 1.1%
Samsung Electronics Co. Ltd.	110,972	8,311,799

Spain — 1.1%
Aena SME SA, 144A*	46,102	8,040,862

Sweden — 1.8%
Essity AB (Class B Stock)	428,656	13,801,568

Switzerland — 7.6%
Adecco Group AG	50,688	3,401,270
Cie Financiere Richemont SA (Class A Stock)	90,340	8,178,871
Julius Baer Group Ltd.	53,354	3,067,671
Nestle SA	157,638	18,586,158

COMMON STOCKS (continued)	Shares	Value
Switzerland (cont’d.)
Roche Holding AG	44,713	$15,649,948
Sonova Holding AG*	7,439	1,938,023
UBS Group AG	422,020	6,049,399

		56,871,340

Thailand — 0.1%
Kasikornbank PCL	150,500	566,584

United Kingdom — 9.0%
Burberry Group PLC*	172,455	4,233,252
Compass Group PLC	260,802	4,856,215
Diageo PLC	408,535	16,094,011
Linde PLC, (AQUIS)	49,654	12,971,665
Linde PLC, (NYSE)	13,266	3,495,724
Reckitt Benckiser Group PLC	129,945	11,655,939
Rolls-Royce Holdings PLC*	3,585,031	5,433,498
Whitbread PLC*	86,285	3,650,719
WPP PLC	461,645	5,035,742

		67,426,765

United States — 51.8%
3M Co.	58,211	10,174,701
Abbott Laboratories	97,281	10,651,297
Accenture PLC (Class A Stock)	73,999	19,329,279
American Express Co.	64,519	7,800,992
Amphenol Corp. (Class A Stock)	33,241	4,346,926
Aon PLC (Class A Stock)(a)	37,187	7,856,497
Aptiv PLC	31,322	4,080,943
Bank of New York Mellon Corp. (The)	172,102	7,304,009
Carrier Global Corp.	43,817	1,652,777
Charles Schwab Corp. (The)	165,932	8,801,033
Cisco Systems, Inc.	78,873	3,529,567
Cognizant Technology Solutions Corp. (Class A Stock)	95,212	7,802,623
Colgate-Palmolive Co.	90,629	7,749,686
Comcast Corp. (Class A Stock)	490,479	25,701,100
Cooper Cos., Inc. (The)	19,772	7,183,563
eBay, Inc.	133,668	6,716,817
Equifax, Inc.	41,432	7,989,747
Fidelity National Information Services, Inc.	55,818	7,896,014
Goldman Sachs Group, Inc. (The)	42,301	11,155,197
Honeywell International, Inc.	83,867	17,838,511
Kansas City Southern	69,735	14,235,006
Liberty Broadband Corp. (Class C Stock)*	27,326	4,327,619
Marriott International, Inc. (Class A Stock)	34,939	4,609,153
Medtronic PLC	189,481	22,195,804
Microchip Technology, Inc.	27,367	3,779,656
Omnicom Group, Inc.	35,866	2,236,962
Oracle Corp.	163,284	10,562,842
Otis Worldwide Corp.	54,362	3,672,153
PayPal Holdings, Inc.*	38,710	9,065,882
PPG Industries, Inc.	59,323	8,555,563
State Street Corp.	73,671	5,361,775
Stryker Corp.	57,248	14,028,050
Thermo Fisher Scientific, Inc.	51,233	23,863,307
Union Pacific Corp.	31,433	6,544,979

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d)
United Parcel Service, Inc. (Class B Stock)	45,712	$7,697,901
Visa, Inc. (Class A Stock)(a)	102,853	22,497,037
Walt Disney Co. (The)*	90,388	16,376,498
Waters Corp.*	30,137	7,456,496
Willis Towers Watson PLC	15,288	3,220,876
Zimmer Biomet Holdings, Inc.	78,496	12,095,449

		387,944,287

TOTAL COMMON STOCKS (cost $500,331,378)		735,043,524

	Units

WARRANTS* — 0.0%
Switzerland
Cie Financiere Richemont SA, expiring 09/13/23 (cost $0)	180,680	46,941

TOTAL LONG-TERM INVESTMENTS (cost $500,331,378)		735,090,465

	Shares

SHORT-TERM INVESTMENTS — 5.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	12,389,978	12,389,978
PGIM Institutional Money Market Fund (cost $29,321,725; includes $29,316,991 of cash collateral for securities on loan)(b)(w)	29,335,400	29,320,732

TOTAL SHORT-TERM INVESTMENTS (cost $41,711,703)		41,710,710

TOTAL INVESTMENTS — 103.7% (cost $542,043,081)		776,801,175
Liabilities in excess of other assets — (3.7)%		(27,676,815)

NET ASSETS — 100.0%		$749,124,360

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,864,706; cash collateral of $29,316,991 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Austria	$—	$1,920,331	$—
Canada	14,305,766	—	—
Denmark	—	4,045,502	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
France	$—	$86,913,335	$—
Germany	—	32,861,231	—
Israel	8,978,469	—	—
Japan	—	20,404,900	—
Mexico	1,252,945	—	—
Netherlands	—	21,397,840	—
South Korea	—	8,311,799	—
Spain	—	8,040,862	—
Sweden	—	13,801,568	—
Switzerland	—	56,871,340	—
Thailand	—	566,584	—
United Kingdom	3,495,724	63,931,041	—
United States	387,944,287	—	—
Warrants
Switzerland	46,941	—	—
Affiliated Mutual Funds	41,710,710	—	—

Total	$457,734,842	$319,066,333	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Health Care Equipment & Supplies	10.4%
IT Services	8.9
Capital Markets	6.1
Beverages	5.8
Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	5.6
Chemicals	5.3
Media	5.0
Textiles, Apparel & Luxury Goods	5.0
Road & Rail	4.7
Pharmaceuticals	4.5
Household Products	4.4
Food Products	4.3
Life Sciences Tools & Services	4.2
Electrical Equipment	4.2
Industrial Conglomerates	3.8
Software	2.6
Entertainment	2.2
Machinery	2.0
Hotels, Restaurants & Leisure	1.7
Professional Services	1.5

Insurance	1.4%
Aerospace & Defense	1.3
Technology Hardware, Storage & Peripherals	1.1
Transportation Infrastructure	1.1
Consumer Finance	1.0
Air Freight & Logistics	1.0
Internet & Direct Marketing Retail	0.9
Electronic Equipment, Instruments & Components	0.6
Auto Components	0.5
Semiconductors & Semiconductor Equipment	0.5
Banks	0.5
Trading Companies & Distributors	0.5
Communications Equipment	0.5
Real Estate Management & Development	0.4
Building Products	0.2

103.7
Liabilities in excess of other assets	(3.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$46,941	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

For the year ended December 31, 2020, the Portfolio did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$46,941

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,864,706	$(28,864,706)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $28,864,706:
Unaffiliated investments (cost $500,331,378)	$735,090,465
Affiliated investments (cost $41,711,703)	41,710,710
Tax reclaim receivable	2,490,330
Dividends receivable	400,217
Receivable for Portfolio shares sold	50,014
Receivable from affiliate	4,892
Prepaid expenses	10,689

Total Assets	779,757,317

LIABILITIES
Payable to broker for collateral for securities on loan	29,316,991
Payable to affiliate	869,641
Management fee payable	290,823
Accrued expenses and other liabilities	123,713
Distribution fee payable	20,314
Payable for Portfolio shares purchased	9,430
Trustees’ fees payable	1,644
Affiliated transfer agent fee payable	401

Total Liabilities	30,632,957

NET ASSETS	$749,124,360

Net assets were comprised of:
Partners’ Equity	$749,124,360

Net asset value and redemption price per share, $749,124,360 / 27,199,726 outstanding shares of beneficial interest	$27.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $716,690 foreign withholding tax, of which $37,498 is reimbursable by an affiliate)	$10,350,492
Income from securities lending, net (including affiliated income of $81,502)	97,189
Affiliated dividend income	60,675

Total income	10,508,356

EXPENSES
Management fee	5,297,684
Distribution fee	1,605,441
Custodian and accounting fees	153,234
Audit fee	28,463
Legal fees and expenses	27,365
Trustees’ fees	17,850
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	5,104
Miscellaneous	60,430

Total expenses	7,202,629
Less: Fee waiver and/or expense reimbursement	(35,097)

Net expenses	7,167,532

NET INVESTMENT INCOME (LOSS)	3,340,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(32,922))	33,551,812
Foreign currency transactions	(65,633)

33,486,179

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,226))	33,252,605
Foreign currencies	135,366

33,387,971

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	66,874,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,214,974

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,340,824	$7,054,636
Net realized gain (loss) on investment and foreign currency transactions	33,486,179	26,236,639
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,387,971	141,800,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,214,974	175,092,200

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,240,301 and 2,343,365 shares, respectively]	230,154,325	48,431,274
Portfolio shares purchased [14,076,204 and 3,885,559 shares, respectively]	(275,781,435)	(85,067,024)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(45,627,110)	(36,635,750)

CAPITAL CONTRIBUTIONS	—	39,673

TOTAL INCREASE (DECREASE)	24,587,864	138,496,123
NET ASSETS:
Beginning of year	724,536,496	586,040,373

End of year	$749,124,360	$724,536,496

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS	Shares	Value
Biotechnology — 1.5%
Alnylam Pharmaceuticals, Inc.*	30,496	$3,963,565
Seagen, Inc.*	46,702	8,179,388
Vertex Pharmaceuticals, Inc.*	62,303	14,724,691

		26,867,644

Capital Markets — 1.7%
MSCI, Inc.	65,577	29,282,098

Chemicals — 1.4%
Sherwin-Williams Co. (The)	32,490	23,877,226

Construction Materials — 1.0%
Vulcan Materials Co.	113,872	16,888,356

Electrical Equipment — 0.9%
AMETEK, Inc.	125,654	15,196,595

Entertainment — 5.5%
Activision Blizzard, Inc.	184,459	17,127,018
Electronic Arts, Inc.	162,962	23,401,343
Netflix, Inc.*	51,836	28,029,280
Sea Ltd. (Taiwan), ADR*	44,706	8,898,730
Spotify Technology SA*	21,408	6,736,241
Take-Two Interactive Software, Inc.*	57,745	11,998,834

		96,191,446

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	62,797	14,095,415
Equinix, Inc.	18,251	13,034,499

		27,129,914

Food & Staples Retailing — 0.1%
Costco Wholesale Corp.	5,793	2,182,686

Health Care Equipment & Supplies — 5.4%
Abbott Laboratories	227,502	24,909,194
Becton, Dickinson & Co.	36,022	9,013,425
Boston Scientific Corp.*	292,579	10,518,215
Danaher Corp.	157,330	34,949,286
Edwards Lifesciences Corp.*	114,071	10,406,697
STERIS PLC	27,583	5,228,082

		95,024,899

Health Care Providers & Services — 0.4%
UnitedHealth Group, Inc.	20,128	7,058,487

Health Care Technology — 0.4%
Teladoc Health, Inc.*(a)	36,967	7,391,921

Hotels, Restaurants & Leisure — 0.8%
Airbnb, Inc. (Class A Stock)*	2,960	434,528
Chipotle Mexican Grill, Inc.*	7,576	10,505,715
Starbucks Corp.	21,465	2,296,325

		13,236,568

Household Products — 1.3%
Colgate-Palmolive Co.	262,588	22,453,900

Industrial Conglomerates — 0.8%
Roper Technologies, Inc.	33,599	14,484,193

Insurance — 0.7%
Aon PLC (Class A Stock)(a)	58,493	12,357,816

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 10.9%
Alphabet, Inc. (Class A Stock)*	43,966	$77,056,570
Alphabet, Inc. (Class C Stock)*	13,495	23,641,621
Facebook, Inc. (Class A Stock)*	225,139	61,498,969
Match Group, Inc.*	136,638	20,658,299
Pinterest, Inc. (Class A Stock)*	119,476	7,873,469

		190,728,928

Internet & Direct Marketing Retail — 9.6%
Alibaba Group Holding Ltd. (China), ADR*	51,291	11,936,955
Amazon.com, Inc.*	48,281	157,247,837

		169,184,792

IT Services — 12.0%
Black Knight, Inc.*	62,639	5,534,156
Fidelity National Information Services, Inc.	33,960	4,803,982
Global Payments, Inc.	56,201	12,106,819
Mastercard, Inc. (Class A Stock)	165,965	59,239,547
PayPal Holdings, Inc.*	193,370	45,287,254
Shopify, Inc. (Canada) (Class A Stock)*	7,631	8,637,911
Snowflake, Inc. (Class A Stock)*(a)	7,126	2,005,256
Square, Inc. (Class A Stock)*	119,696	26,050,637
Visa, Inc. (Class A Stock)	218,559	47,805,410

		211,470,972

Life Sciences Tools & Services — 2.1%
Thermo Fisher Scientific, Inc.	79,982	37,254,016

Media — 1.6%
Charter Communications, Inc. (Class A Stock)*	43,471	28,758,240

Multiline Retail — 0.7%
Dollar General Corp.	55,377	11,645,783

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	74,788	19,907,818

Pharmaceuticals — 1.5%
Merck & Co., Inc.	31,260	2,557,068
Zoetis, Inc.	147,768	24,455,604

		27,012,672

Professional Services — 5.0%
Clarivate PLC (United Kingdom)*	476,368	14,152,893
CoStar Group, Inc.*	18,572	17,165,728
Equifax, Inc.	34,736	6,698,490
IHS Markit Ltd.	67,063	6,024,270
TransUnion	156,550	15,532,891
Verisk Analytics, Inc.	139,754	29,011,533

		88,585,805

Road & Rail — 0.7%
Canadian Pacific Railway Ltd. (Canada)	34,284	11,885,920

Semiconductors & Semiconductor Equipment — 4.8%
Applied Materials, Inc.	155,268	13,399,629
ASML Holding NV (Netherlands)	25,713	12,540,744
Lam Research Corp.	51,581	24,360,159

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
NVIDIA Corp.	66,416	$34,682,435

		84,982,967

Software — 22.4%
Adobe, Inc.*	143,985	72,009,778
Atlassian Corp. PLC (Class A Stock)*	51,616	12,071,434
Autodesk, Inc.*	69,885	21,338,686
Cadence Design Systems, Inc.*	121,903	16,631,226
Intuit, Inc.	88,603	33,655,850
Microsoft Corp.	765,255	170,208,017
salesforce.com, Inc.*	129,658	28,852,795
ServiceNow, Inc.*	49,166	27,062,441
Synopsys, Inc.*	44,078	11,426,781

		393,257,008

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	336,844	44,695,830

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.*	26,984	9,391,242
NIKE, Inc. (Class B Stock)	105,943	14,987,756

		24,378,998

TOTAL LONG-TERM INVESTMENTS (cost $1,135,141,086)		1,753,373,498

SHORT-TERM INVESTMENTS —1.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,018,366	6,018,366
PGIM Institutional Money Market Fund (cost $21,203,161; includes $21,197,568 of cash collateral for securities on loan)(b)(w)	21,213,023	21,202,417

TOTAL SHORT-TERM INVESTMENTS (cost $27,221,527)		27,220,783

TOTAL INVESTMENTS — 101.2% (cost $1,162,362,613)		1,780,594,281
Liabilities in excess of other assets — (1.2)%		(21,944,047)

NET ASSETS — 100.0%		$1,758,650,234

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,737,585; cash collateral of $21,197,568 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Biotechnology	$26,867,644	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Capital Markets	$29,282,098	$—	$—
Chemicals	23,877,226	—	—
Construction Materials	16,888,356	—	—
Electrical Equipment	15,196,595	—	—
Entertainment	96,191,446	—	—
Equity Real Estate Investment Trusts (REITs)	27,129,914	—	—
Food & Staples Retailing	2,182,686	—	—
Health Care Equipment & Supplies	95,024,899	—	—
Health Care Providers & Services	7,058,487	—	—
Health Care Technology	7,391,921	—	—
Hotels, Restaurants & Leisure	13,236,568	—	—
Household Products	22,453,900	—	—
Industrial Conglomerates	14,484,193	—	—
Insurance	12,357,816	—	—
Interactive Media & Services	190,728,928	—	—
Internet & Direct Marketing Retail	169,184,792	—	—
IT Services	211,470,972	—	—
Life Sciences Tools & Services	37,254,016	—	—
Media	28,758,240	—	—
Multiline Retail	11,645,783	—	—
Personal Products	19,907,818	—	—
Pharmaceuticals	27,012,672	—	—
Professional Services	88,585,805	—	—
Road & Rail	11,885,920	—	—
Semiconductors & Semiconductor Equipment	84,982,967	—	—
Software	393,257,008	—	—
Technology Hardware, Storage & Peripherals	44,695,830	—	—
Textiles, Apparel & Luxury Goods	24,378,998	—	—
Affiliated Mutual Funds	27,220,783	—	—

Total	$1,780,594,281	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	22.4%
IT Services	12.0
Interactive Media & Services	10.9
Internet & Direct Marketing Retail	9.6
Entertainment	5.5
Health Care Equipment & Supplies	5.4
Professional Services	5.0
Semiconductors & Semiconductor Equipment	4.8
Technology Hardware, Storage & Peripherals	2.5
Life Sciences Tools & Services	2.1
Capital Markets	1.7
Media	1.6
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	1.5
Equity Real Estate Investment Trusts (REITs)	1.5
Pharmaceuticals	1.5
Biotechnology	1.5
Textiles, Apparel & Luxury Goods	1.4

Chemicals	1.4%
Household Products	1.3
Personal Products	1.1
Construction Materials	1.0
Electrical Equipment	0.9
Industrial Conglomerates	0.8
Hotels, Restaurants & Leisure	0.8
Insurance	0.7
Road & Rail	0.7
Multiline Retail	0.7
Health Care Technology	0.4
Health Care Providers & Services	0.4
Food & Staples Retailing	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$20,737,585	$(20,737,585)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $20,737,585:
Unaffiliated investments (cost $1,135,141,086)	$1,753,373,498
Affiliated investments (cost $27,221,527)	27,220,783
Tax reclaim receivable	245,814
Dividends receivable	225,041
Receivable for Portfolio shares sold	62,291
Prepaid expenses and other assets	40,957

Total Assets	1,781,168,384

LIABILITIES
Payable to broker for collateral for securities on loan	21,197,568
Management fee payable	487,220
Payable for Portfolio shares purchased	448,008
Payable to affiliate	243,345
Accrued expenses and other liabilities	90,973
Distribution fee payable	47,851
Trustees’ fees payable	2,784
Affiliated transfer agent fee payable	401

Total Liabilities	22,518,150

NET ASSETS	$1,758,650,234

Net assets were comprised of:
Partners’ Equity	$1,758,650,234

Net asset value and redemption price per share, $1,758,650,234 / 40,393,361 outstanding shares of beneficial interest	$43.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$7,831,767
Income from securities lending, net (including affiliated income of $175,942)	201,051
Affiliated dividend income	200,932

Total income	8,233,750

EXPENSES
Management fee	10,498,275
Distribution fee	3,680,881
Custodian and accounting fees	124,193
Legal fees and expenses	30,884
Trustees’ fees	29,090
Audit fee	26,363
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	5,111
Miscellaneous	46,045

Total expenses	14,447,900
Less: Fee waiver and/or expense reimbursement	(261,572)

Net expenses	14,186,328

NET INVESTMENT INCOME (LOSS)	(5,952,578)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $27,095)	344,591,526
Foreign currency transactions	(1,352)

344,590,174

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(6,391))	17,882,148

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	362,472,322

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$356,519,744

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(5,952,578)	$(3,582,899)
Net realized gain (loss) on investment and foreign currency transactions	344,590,174	73,639,611
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,882,148	327,022,381

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	356,519,744	397,079,093

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [19,195,261 and 6,420,928 shares, respectively]	681,580,972	186,773,786
Portfolio shares purchased [20,528,852 and 8,340,706 shares, respectively]	(672,038,696)	(248,450,001)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	9,542,276	(61,676,215)

CAPITAL CONTRIBUTIONS	—	1,556

TOTAL INCREASE (DECREASE)	366,062,020	335,404,434
NET ASSETS:
Beginning of year	1,392,588,214	1,057,183,780

End of year	$1,758,650,234	$1,392,588,214

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.6%
Lockheed Martin Corp.	58,550	$20,784,079
Northrop Grumman Corp.	138,061	42,069,948
Raytheon Technologies Corp.	199,899	14,294,777

		77,148,804

Banks — 10.1%
Citigroup, Inc.	712,633	43,940,951
JPMorgan Chase & Co.	745,712	94,757,624
PNC Financial Services Group, Inc. (The)	169,158	25,204,542
Truist Financial Corp.	430,502	20,633,961
U.S. Bancorp	661,447	30,816,815

		215,353,893

Beverages — 2.2%
Diageo PLC (United Kingdom)	773,406	30,467,903
PepsiCo, Inc.	105,785	15,687,916

		46,155,819

Building Products — 3.0%
Johnson Controls International PLC	499,201	23,257,775
Masco Corp.	324,176	17,806,988
Trane Technologies PLC	163,534	23,738,595

		64,803,358

Capital Markets — 6.5%
BlackRock, Inc.	43,558	31,428,839
Goldman Sachs Group, Inc. (The)	113,263	29,868,586
Moody’s Corp.	41,760	12,120,422
Morgan Stanley	115,043	7,883,897
Nasdaq, Inc.	243,473	32,318,606
State Street Corp.	174,828	12,723,982
T. Rowe Price Group, Inc.	84,900	12,853,011

		139,197,343

Chemicals — 3.9%
DuPont de Nemours, Inc.(a)	257,266	18,294,185
PPG Industries, Inc.	269,319	38,841,186
Sherwin-Williams Co. (The)	35,704	26,239,227

		83,374,598

Consumer Finance — 1.2%
American Express Co.	214,977	25,992,869

Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	161,131	9,466,446

Electric Utilities — 5.4%
American Electric Power Co., Inc.	205,907	17,145,876
Duke Energy Corp.	517,532	47,385,230
Southern Co. (The)	640,514	39,346,775
Xcel Energy, Inc.	180,177	12,012,400

		115,890,281

Electrical Equipment — 1.5%
Eaton Corp. PLC	266,626	32,032,448

Equity Real Estate Investment Trusts (REITs) — 0.4%
Public Storage	33,046	7,631,313

COMMON STOCKS (continued)	Shares	Value
Food Products — 3.0%
Archer-Daniels-Midland Co.	250,623	$12,633,906
Danone SA (France)	111,512	7,339,782
J.M. Smucker Co. (The)	49,919	5,770,636
Nestle SA (Switzerland)	325,719	38,403,589

		64,147,913

Health Care Equipment & Supplies — 7.1%
Abbott Laboratories	305,374	33,435,399
Boston Scientific Corp.*	515,068	18,516,695
Danaher Corp.	161,523	35,880,719
Medtronic PLC	536,517	62,847,601

		150,680,414

Health Care Providers & Services — 3.1%
Cigna Corp.	226,985	47,253,737
McKesson Corp.	114,887	19,981,147

		67,234,884

Hotels, Restaurants & Leisure — 0.4%
Marriott International, Inc. (Class A Stock)	59,713	7,877,339

Household Products — 1.5%
Colgate-Palmolive Co.	56,366	4,819,857
Kimberly-Clark Corp.	132,758	17,899,761
Reckitt Benckiser Group PLC (United Kingdom)	109,695	9,839,534

		32,559,152

Industrial Conglomerates — 2.9%
Honeywell International, Inc.	289,039	61,478,595

Insurance — 8.3%
Aon PLC (Class A Stock)(a)	235,417	49,736,550
Chubb Ltd.	299,558	46,107,967
Marsh & McLennan Cos., Inc.	344,618	40,320,306
Travelers Cos., Inc. (The)	285,291	40,046,298

		176,211,121

IT Services — 5.4%
Accenture PLC (Class A Stock)	212,150	55,415,701
Fidelity National Information Services, Inc.	199,702	28,249,845
Fiserv, Inc.*	272,757	31,056,112

		114,721,658

Life Sciences Tools & Services — 1.9%
Thermo Fisher Scientific, Inc.	88,779	41,351,483

Machinery — 3.3%
Illinois Tool Works, Inc.	181,691	37,043,161
Otis Worldwide Corp.	99,950	6,751,622
Stanley Black & Decker, Inc.	144,414	25,786,564

		69,581,347

Media — 3.4%
Comcast Corp. (Class A Stock)	1,383,102	72,474,545

Multi-Utilities — 1.2%
Dominion Energy, Inc.	348,280	26,190,656

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 2.0%
Chevron Corp.	128,608	$10,860,946
ConocoPhillips	342,190	13,684,178
EOG Resources, Inc.	179,724	8,962,836
Pioneer Natural Resources Co.	75,870	8,640,834

		42,148,794

Pharmaceuticals — 7.3%
Johnson & Johnson	528,973	83,249,771
Merck & Co., Inc.	339,248	27,750,486
Pfizer, Inc.	941,199	34,645,535
Roche Holding AG (Switzerland)	29,277	10,247,211

		155,893,003

Professional Services — 1.0%
Equifax, Inc.	107,909	20,809,172

Road & Rail — 2.2%
Canadian National Railway Co. (Canada)	127,844	14,043,664
Union Pacific Corp.	160,560	33,431,803

		47,475,467

Semiconductors & Semiconductor Equipment — 5.3%
Analog Devices, Inc.	113,138	16,713,877
Intel Corp.	361,940	18,031,851
NXP Semiconductors NV (Netherlands)	140,477	22,337,248
Texas Instruments, Inc.	337,889	55,457,721

		112,540,697

Specialty Retail — 1.3%
Lowe’s Cos., Inc.	171,607	27,544,640

Tobacco — 0.5%
Philip Morris International, Inc.	121,294	10,041,930

TOTAL LONG-TERM INVESTMENTS (cost $1,708,650,011)		2,118,009,982

	Shares	Value

SHORT-TERM INVESTMENTS — 2.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	13,003,081	$13,003,081
PGIM Institutional Money Market Fund (cost $47,468,583; includes $47,466,600 of cash collateral for securities on loan)(b)(w)	47,492,330	47,468,583

TOTAL SHORT-TERM INVESTMENTS (cost $60,471,664)		60,471,664

TOTAL INVESTMENTS — 102.1% (cost $1,769,121,675)		2,178,481,646
Liabilities in excess of other assets — (2.1)%		(45,014,631)

NET ASSETS — 100.0%		$2,133,467,015

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $47,524,412; cash collateral of $47,466,600 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$77,148,804	$—	$—
Banks	215,353,893	—	—
Beverages	15,687,916	30,467,903	—
Building Products	64,803,358	—	—
Capital Markets	139,197,343	—	—
Chemicals	83,374,598	—	—
Consumer Finance	25,992,869	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$9,466,446	$—	$—
Electric Utilities	115,890,281	—	—
Electrical Equipment	32,032,448	—	—
Equity Real Estate Investment Trusts (REITs)	7,631,313	—	—
Food Products	18,404,542	45,743,371	—
Health Care Equipment & Supplies	150,680,414	—	—
Health Care Providers & Services	67,234,884	—	—
Hotels, Restaurants & Leisure	7,877,339	—	—
Household Products	22,719,618	9,839,534	—
Industrial Conglomerates	61,478,595	—	—
Insurance	176,211,121	—	—
IT Services	114,721,658	—	—
Life Sciences Tools & Services	41,351,483	—	—
Machinery	69,581,347	—	—
Media	72,474,545	—	—
Multi-Utilities	26,190,656	—	—
Oil, Gas & Consumable Fuels	42,148,794	—	—
Pharmaceuticals	145,645,792	10,247,211	—
Professional Services	20,809,172	—	—
Road & Rail	47,475,467	—	—
Semiconductors & Semiconductor Equipment	112,540,697	—	—
Specialty Retail	27,544,640	—	—
Tobacco	10,041,930	—	—
Affiliated Mutual Funds	60,471,664	—	—

Total	$2,082,183,627	$96,298,019	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	10.1%
Insurance	8.3
Pharmaceuticals	7.3
Health Care Equipment & Supplies	7.1
Capital Markets	6.5
Electric Utilities	5.4
IT Services	5.4
Semiconductors & Semiconductor Equipment	5.3
Chemicals	3.9
Aerospace & Defense	3.6
Media	3.4
Machinery	3.3
Health Care Providers & Services	3.1
Building Products	3.0
Food Products	3.0
Industrial Conglomerates	2.9
Affiliated Mutual Funds (2.2% represents investments
purchased with collateral from securities on loan)	2.8
Road & Rail	2.2

Beverages	2.2%
Oil, Gas & Consumable Fuels	2.0
Life Sciences Tools & Services	1.9
Household Products	1.5
Electrical Equipment	1.5
Specialty Retail	1.3
Multi-Utilities	1.2
Consumer Finance	1.2
Professional Services	1.0
Tobacco	0.5
Diversified Telecommunication Services	0.4
Hotels, Restaurants & Leisure	0.4
Equity Real Estate Investment Trusts (REITs)	0.4

102.1
Liabilities in excess of other assets	(2.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$47,524,412	$(47,466,600)	$57,812

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $47,524,412:
Unaffiliated investments (cost $1,708,650,011)	$2,118,009,982
Affiliated investments (cost $60,471,664)	60,471,664
Dividends receivable	2,132,967
Tax reclaim receivable	1,193,453
Receivable for investments sold	186,041
Receivable for Portfolio shares sold	49,924
Prepaid expenses	19,118

Total Assets	2,182,063,149

LIABILITIES
Payable to broker for collateral for securities on loan	47,466,600
Management fee payable	584,156
Payable for investments purchased	199,071
Payable to affiliate	169,204
Accrued expenses and other liabilities	100,994
Distribution fee payable	57,558
Payable for Portfolio shares purchased	14,923
Trustees’ fees payable	3,227
Affiliated transfer agent fee payable	401

Total Liabilities	48,596,134

NET ASSETS	$2,133,467,015

Net assets were comprised of:
Partners’ Equity	$2,133,467,015

Net asset value and redemption price per share, $2,133,467,015 / 87,915,410 outstanding shares of beneficial interest	$24.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $323,601 foreign withholding tax, of which $1,650 is reimbursable by an affiliate)	$41,232,349
Affiliated dividend income	271,665
Income from securities lending, net (including affiliated income of $203,426)	206,277

Total income	41,710,291

EXPENSES
Management fee	11,935,273
Distribution fee	4,513,515
Custodian and accounting fees	159,433
Trustees’ fees	32,490
Legal fees and expenses	31,919
Audit fee	26,363
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	5,212
Miscellaneous	45,301

Total expenses	16,756,564
Less: Fee waiver and/or expense reimbursement	(66,617)

Net expenses	16,689,947

NET INVESTMENT INCOME (LOSS)	25,020,344

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(33,735))	80,164,989
Foreign currency transactions	(50,676)

80,114,313

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,628))	(48,560,730)
Foreign currencies	82,451

(48,478,279)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	31,636,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,656,378

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$25,020,344	$25,349,466
Net realized gain (loss) on investment and foreign currency transactions	80,114,313	9,934,484
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,478,279)	391,174,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,656,378	426,458,242

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [45,144,479 and 15,261,147 shares, respectively]	919,519,747	314,779,367
Portfolio shares purchased [41,710,777 and 6,049,097 shares, respectively]	(816,358,365)	(127,326,285)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	103,161,382	187,453,082

CAPITAL CONTRIBUTIONS	—	67

TOTAL INCREASE (DECREASE)	159,817,760	613,911,391
NET ASSETS:
Beginning of year	1,973,649,255	1,359,737,864

End of year	$2,133,467,015	$1,973,649,255

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.4%
Howmet Aerospace, Inc.	218,164	$6,226,401

Beverages — 0.6%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	9,020	8,968,496

Biotechnology — 3.8%
Alnylam Pharmaceuticals, Inc.*	46,076	5,988,498
Apellis Pharmaceuticals, Inc.*	82,680	4,729,296
Ascendis Pharma A/S (Denmark), ADR*	56,463	9,416,899
Bluebird Bio, Inc.*(a)	46,130	1,996,045
Exact Sciences Corp.*	54,630	7,237,929
Exelixis, Inc.*	193,201	3,877,544
Fate Therapeutics, Inc.*(a)	75,870	6,898,859
Iovance Biotherapeutics, Inc.*(a)	125,560	5,825,984
Mirati Therapeutics, Inc.*	16,790	3,687,755
Sage Therapeutics, Inc.*(a)	49,370	4,270,999
Seagen, Inc.*	43,370	7,595,822

		61,525,630

Building Products — 1.7%
Advanced Drainage Systems, Inc.	33,520	2,801,602
AZEK Co., Inc. (The)*	49,073	1,886,857
Builders FirstSource, Inc.*	117,520	4,795,991
Carrier Global Corp.	113,070	4,265,000
Lennox International, Inc.(a)	25,835	7,078,015
Trex Co., Inc.*(a)	81,210	6,798,901

		27,626,366

Capital Markets — 3.7%
FactSet Research Systems, Inc.	15,570	5,177,025
MarketAxess Holdings, Inc.	13,190	7,525,686
MSCI, Inc.	70,682	31,561,634
Nasdaq, Inc.	77,764	10,322,393
Tradeweb Markets, Inc. (Class A Stock)	70,027	4,373,186

		58,959,924

Chemicals — 1.5%
Chr Hansen Holding A/S (Denmark)*	43,472	4,466,035
Scotts Miracle-Gro Co. (The)	100,335	19,980,712

		24,446,747

Commercial Services & Supplies — 1.4%
Copart, Inc.*	143,815	18,300,459
Ritchie Bros. Auctioneers, Inc. (Canada)	49,310	3,429,510

		21,729,969

Construction Materials — 0.7%
Vulcan Materials Co.	77,357	11,472,817

Containers & Packaging — 0.4%
Ball Corp.	60,160	5,605,709

Distributors — 1.4%
Pool Corp.	60,050	22,368,625

Diversified Consumer Services — 2.0%
Altimeter Growth Corp., UTS*	148,353	1,928,589

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (cont’d.)
Bright Horizons Family Solutions, Inc.*	173,392	$29,995,082

		31,923,671

Diversified Financial Services — 0.4%
Cohn Robbins Holdings Corp., UTS*	115,287	1,239,335
Dragoneer Growth Opportunities Corp., UTS*	120,568	1,686,747
Foley Trasimene Acquisition Corp. II, UTS*(a)	119,229	2,026,893
Reinvent Technology Partners, UTS*(a)	156,528	1,917,468

		6,870,443

Electrical Equipment — 1.5%
AMETEK, Inc.	144,550	17,481,877
Generac Holdings, Inc.*	27,400	6,231,034

		23,712,911

Electronic Equipment, Instruments & Components — 2.4%
Amphenol Corp. (Class A Stock)	73,640	9,629,903
Dolby Laboratories, Inc. (Class A Stock)	82,610	8,023,909
Keysight Technologies, Inc.*	54,490	7,197,584
Littelfuse, Inc.	24,855	6,329,574
Trimble, Inc.*	109,570	7,315,989

		38,496,959

Entertainment — 2.4%
Electronic Arts, Inc.	35,225	5,058,310
Take-Two Interactive Software, Inc.*	145,470	30,227,211
Warner Music Group Corp. (Class A Stock)	72,499	2,754,237

		38,039,758

Equity Real Estate Investment Trusts (REITs) — 1.2%
CoreSite Realty Corp.	76,557	9,591,061
SBA Communications Corp.	36,617	10,330,754

		19,921,815

Food Products — 0.7%
Beyond Meat, Inc.*(a)	41,330	5,166,250
Freshpet, Inc.*	42,710	6,064,393

		11,230,643

Health Care Equipment & Supplies — 6.7%
Align Technology, Inc.*	32,112	17,160,011
DexCom, Inc.*	20,810	7,693,873
IDEXX Laboratories, Inc.*	13,704	6,850,218
Insulet Corp.*	30,360	7,760,927
Masimo Corp.*	72,454	19,445,204
Novocure Ltd.*	41,170	7,124,057
Quidel Corp.*	6,878	1,235,633
SmileDirectClub, Inc.*(a)	324,250	3,871,545
STERIS PLC	91,387	17,321,492
West Pharmaceutical Services, Inc.	66,542	18,852,014

		107,314,974

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	63,890	6,245,887

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Centene Corp.*	76,337	$4,582,510
Encompass Health Corp.	76,570	6,331,573
Guardant Health, Inc.*	43,947	5,663,889
Quest Diagnostics, Inc.	27,366	3,261,206

		26,085,065

Health Care Technology — 1.0%
Teladoc Health, Inc.*(a)	31,370	6,272,745
Veeva Systems, Inc. (Class A Stock)*	35,940	9,784,665

		16,057,410

Hotels, Restaurants & Leisure — 3.2%
Caesars Entertainment, Inc.*	54,651	4,058,930
Chipotle Mexican Grill, Inc.*	17,960	24,905,311
Domino’s Pizza, Inc.	19,684	7,548,027
DraftKings, Inc. (Class A Stock)*(a)	33,161	1,543,976
Penn National Gaming, Inc.*(a)	65,006	5,614,568
Vail Resorts, Inc.	10,648	2,970,366
Wendy’s Co. (The)	236,580	5,185,834

		51,827,012

Household Durables — 0.2%
Meritage Homes Corp.*	32,200	2,666,804

Industrial Conglomerates — 0.3%
Roper Technologies, Inc.	10,007	4,313,918

Insurance — 1.0%
Arthur J. Gallagher & Co.	125,280	15,498,389

Interactive Media & Services — 4.4%
Eventbrite, Inc. (Class A Stock)*(a)	107,407	1,944,067
IAC/InterActiveCorp*	134,084	25,388,805
Match Group, Inc.*	218,459	33,028,816
Twitter, Inc.*	198,030	10,723,325

		71,085,013

Internet & Direct Marketing Retail — 0.9%
Chewy, Inc. (Class A Stock)*(a)	162,854	14,638,946

IT Services — 7.7%
Black Knight, Inc.*	201,199	17,775,932
Fidelity National Information Services, Inc.	19,077	2,698,632
Global Payments, Inc.	34,895	7,517,081
GoDaddy, Inc. (Class A Stock)*	137,770	11,428,021
Jack Henry & Associates, Inc.	36,320	5,883,477
Okta, Inc.*	57,575	14,639,019
Snowflake, Inc. (Class A Stock)*(a)	3,999	1,125,319
Square, Inc. (Class A Stock)*	66,977	14,576,874
Twilio, Inc. (Class A Stock)*	64,950	21,985,575
Wix.com Ltd. (Israel)*(a)	100,780	25,190,969

		122,820,899

Leisure Products — 0.6%
Peloton Interactive, Inc. (Class A Stock)*	65,228	9,896,392

Life Sciences Tools & Services — 6.5%
10X Genomics, Inc. (Class A Stock)*	26,500	3,752,400
Adaptive Biotechnologies Corp.*	98,957	5,851,327
Agilent Technologies, Inc.	76,583	9,074,320

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (cont’d.)
Berkeley Lights, Inc.*(a)	46,600	$4,166,506
Bio-Techne Corp.	39,467	12,532,746
Charles River Laboratories International, Inc.*	98,648	24,648,189
ICON PLC (Ireland)*(a)	58,958	11,495,631
Maravai LifeSciences Holdings, Inc. (Class A Stock)*(a)	99,015	2,777,371
Mettler-Toledo International, Inc.*	3,983	4,539,345
PerkinElmer, Inc.	168,733	24,213,186
PRA Health Sciences, Inc.*	14,471	1,815,242

		104,866,263

Machinery — 2.2%
IDEX Corp.	100,983	20,115,813
Nordson Corp.	35,400	7,113,630
Pentair PLC	158,940	8,438,125

		35,667,568

Media — 0.2%
Cable One, Inc.	1,579	3,517,570

Multiline Retail — 0.4%
Dollar General Corp.	30,620	6,439,386

Pharmaceuticals — 1.1%
Horizon Therapeutics PLC*	76,160	5,571,104
Royalty Pharma PLC (Class A Stock)(a)	230,820	11,552,541

		17,123,645

Professional Services — 7.8%
Clarivate PLC (United Kingdom)*	574,582	17,070,831
CoStar Group, Inc.*	23,696	21,901,739
Dun & Bradstreet Holdings, Inc.*(a)	193,688	4,822,831
Equifax, Inc.	47,057	9,074,472
FTI Consulting, Inc.*	47,040	5,255,309
IHS Markit Ltd.	81,187	7,293,028
TransUnion	197,190	19,565,192
Verisk Analytics, Inc.	135,101	28,045,617
Wolters Kluwer NV (Netherlands)	132,060	11,287,453

		124,316,472

Road & Rail — 0.7%
Kansas City Southern	31,911	6,513,993
Old Dominion Freight Line, Inc.	21,890	4,272,490

		10,786,483

Semiconductors & Semiconductor Equipment — 5.7%
ASM International NV (Netherlands)	16,132	3,575,468
Entegris, Inc.	220,478	21,187,936
KLA Corp.	32,900	8,518,139
Marvell Technology Group Ltd.	184,090	8,751,638
Microchip Technology, Inc.	70,510	9,738,136
MKS Instruments, Inc.	47,733	7,181,430
Monolithic Power Systems, Inc.	80,868	29,616,288
Silicon Laboratories, Inc.*	24,979	3,180,826

		91,749,861

Software — 17.2%
Autodesk, Inc.*	46,560	14,216,630

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d)
Cadence Design Systems, Inc.*	200,792	$27,394,053
Constellation Software, Inc. (Canada)	7,022	9,118,394
Coupa Software, Inc.*	65,299	22,130,484
DocuSign, Inc.*	62,143	13,814,389
Dropbox, Inc. (Class A Stock)*	265,840	5,898,990
Everbridge, Inc.*(a)	50,613	7,544,880
Fair Isaac Corp.*	10,930	5,585,667
Guidewire Software, Inc.*	12,326	1,586,726
Nice Ltd. (Israel), ADR*(a)	54,812	15,541,394
Palo Alto Networks, Inc.*	19,610	6,969,198
Paycom Software, Inc.*	22,568	10,206,378
Paylocity Holding Corp.*	48,350	9,955,748
Proofpoint, Inc.*	41,680	5,685,569
RingCentral, Inc. (Class A Stock)*	117,162	44,400,883
ServiceNow, Inc.*	25,076	13,802,583
SS&C Technologies Holdings, Inc.	81,589	5,935,600
Synopsys, Inc.*	107,249	27,803,231
Topicus.com, Inc. (Canada)*^	13,180	49,828
Tyler Technologies, Inc.*	28,532	12,454,789
Unity Software, Inc.*(a)	23,849	3,660,106
Zendesk, Inc.*	80,500	11,521,160

		275,276,680

Specialty Retail — 2.5%
Burlington Stores, Inc.*	76,054	19,891,924
CarMax, Inc.*(a)	32,630	3,082,230
Five Below, Inc.*	17,461	3,055,326
O’Reilly Automotive, Inc.*	12,933	5,853,088
Tractor Supply Co.	26,156	3,677,010
Ulta Beauty, Inc.*	18,076	5,190,704

		40,750,282

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.*	66,235	23,051,767

TOTAL LONG-TERM INVESTMENTS (cost $1,091,151,057)		1,594,877,683

	Shares	Value

SHORT-TERM INVESTMENTS — 8.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	11,185,546	$11,185,546
PGIM Institutional Money Market Fund (cost $118,797,724; includes $118,778,933 of cash collateral for securities on loan)(b)(w)	118,844,265	118,784,843

TOTAL SHORT-TERM INVESTMENTS (cost $129,983,270)		129,970,389

TOTAL INVESTMENTS — 107.6% (cost $1,221,134,327)		1,724,848,072
Liabilities in excess of other assets — (7.6)%		(121,436,905)

NET ASSETS — 100.0%		$1,603,411,167

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $49,828 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $114,936,852; cash collateral of $118,778,933 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$6,226,401	$—	$—
Beverages	8,968,496	—	—
Biotechnology	61,525,630	—	—
Building Products	27,626,366	—	—
Capital Markets	58,959,924	—	—
Chemicals	19,980,712	4,466,035	—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Commercial Services & Supplies	$21,729,969	$—	$—
Construction Materials	11,472,817	—	—
Containers & Packaging	5,605,709	—	—
Distributors	22,368,625	—	—
Diversified Consumer Services	31,923,671	—	—
Diversified Financial Services	6,870,443	—	—
Electrical Equipment	23,712,911	—	—
Electronic Equipment, Instruments & Components	38,496,959	—	—
Entertainment	38,039,758	—	—
Equity Real Estate Investment Trusts (REITs)	19,921,815	—	—
Food Products	11,230,643	—	—
Health Care Equipment & Supplies	107,314,974	—	—
Health Care Providers & Services	26,085,065	—	—
Health Care Technology	16,057,410	—	—
Hotels, Restaurants & Leisure	51,827,012	—	—
Household Durables	2,666,804	—	—
Industrial Conglomerates	4,313,918	—	—
Insurance	15,498,389	—	—
Interactive Media & Services	71,085,013	—	—
Internet & Direct Marketing Retail	14,638,946	—	—
IT Services	122,820,899	—	—
Leisure Products	9,896,392	—	—
Life Sciences Tools & Services	104,866,263	—	—
Machinery	35,667,568	—	—
Media	3,517,570	—	—
Multiline Retail	6,439,386	—	—
Pharmaceuticals	17,123,645	—	—
Professional Services	113,029,019	11,287,453	—
Road & Rail	10,786,483	—	—
Semiconductors & Semiconductor Equipment	88,174,393	3,575,468	—
Software	275,226,852	—	49,828
Specialty Retail	40,750,282	—	—
Textiles, Apparel & Luxury Goods	23,051,767	—	—
Affiliated Mutual Funds	129,970,389	—	—

Total	$1,705,469,288	$19,328,956	$49,828

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	17.2%
Affiliated Mutual Funds (7.4% represents investments
purchased with collateral from securities on loan)	8.1
Professional Services	7.8
IT Services	7.7
Health Care Equipment & Supplies	6.7
Life Sciences Tools & Services	6.5
Semiconductors & Semiconductor Equipment	5.7
Interactive Media & Services	4.4
Biotechnology	3.8
Capital Markets	3.7
Hotels, Restaurants & Leisure	3.2
Specialty Retail	2.5
Electronic Equipment, Instruments & Components	2.4
Entertainment	2.4
Machinery	2.2

Diversified Consumer Services	2.0%
Building Products	1.7
Health Care Providers & Services	1.6
Chemicals	1.5
Electrical Equipment	1.5
Textiles, Apparel & Luxury Goods	1.4
Distributors	1.4
Commercial Services & Supplies	1.4
Equity Real Estate Investment Trusts (REITs)	1.2
Pharmaceuticals	1.1
Health Care Technology	1.0
Insurance	1.0
Internet & Direct Marketing Retail	0.9
Construction Materials	0.7
Food Products	0.7
Road & Rail	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Leisure Products	0.6%
Beverages	0.6
Diversified Financial Services	0.4
Multiline Retail	0.4
Aerospace & Defense	0.4
Containers & Packaging	0.4
Industrial Conglomerates	0.3

Media	0.2%
Household Durables	0.2

107.6
Liabilities in excess of other assets	(7.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$114,936,852	$(114,936,852)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $114,936,852:
Unaffiliated investments (cost $1,091,151,057)	$1,594,877,683
Affiliated investments (cost $129,983,270)	129,970,389
Dividends receivable	257,116
Tax reclaim receivable	56,150
Receivable for Portfolio shares sold	34,111
Prepaid expenses and other assets	131,700

Total Assets	1,725,327,149

LIABILITIES
Payable to broker for collateral for securities on loan	118,778,933
Payable for investments purchased	1,858,394
Payable for Portfolio shares purchased	636,536
Management fee payable	460,533
Accrued expenses and other liabilities	109,491
Distribution fee payable	43,794
Payable to affiliate	25,355
Trustees’ fees payable	2,545
Affiliated transfer agent fee payable	401

Total Liabilities	121,915,982

NET ASSETS	$1,603,411,167

Net assets were comprised of:
Partners’ Equity	$1,603,411,167

Net asset value and redemption price per share, $1,603,411,167 / 101,307,447 outstanding shares of beneficial interest	$15.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $32,008 foreign withholding tax)	$6,453,695
Income from securities lending, net (including affiliated income of $340,549)	696,772
Affiliated dividend income	161,883

Total income	7,312,350

EXPENSES
Management fee	10,909,462
Distribution fee	3,350,300
Custodian and accounting fees	170,285
Legal fees and expenses	30,200
Trustees’ fees	27,120
Audit fee	26,079
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	6,899
Miscellaneous	48,490

Total expenses	14,575,894
Less: Fee waiver and/or expense reimbursement	(682,654)

Net expenses	13,893,240

NET INVESTMENT INCOME (LOSS)	(6,580,890)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $84,110)	64,839,586
Foreign currency transactions	(6,790)

64,832,796

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(30,303))	314,379,201
Foreign currencies	1,358

314,380,559

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	379,213,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$372,632,465

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(6,580,890)	$(4,113,874)
Net realized gain (loss) on investment and foreign currency transactions	64,832,796	219,726,152
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	314,380,559	133,463,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	372,632,465	349,075,452

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [36,785,982 and 9,513,061 shares, respectively]	398,436,795	98,471,677
Portfolio shares purchased [56,205,607 and 17,363,960 shares, respectively]	(584,849,635)	(190,529,970)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(186,412,840)	(92,058,293)

CAPITAL CONTRIBUTIONS	—	1,786

TOTAL INCREASE (DECREASE)	186,219,625	257,018,945
NET ASSETS:
Beginning of year	1,417,191,542	1,160,172,597

End of year	$1,603,411,167	$1,417,191,542

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.3%
Curtiss-Wright Corp.	16,700	$1,943,045
General Dynamics Corp.	58,000	8,631,560
Huntington Ingalls Industries, Inc.	14,800	2,523,104
Moog, Inc. (Class A Stock)	26,400	2,093,520
Textron, Inc.	68,000	3,286,440

		18,477,669

Airlines — 0.9%
Alaska Air Group, Inc.	36,500	1,898,000
Delta Air Lines, Inc.	37,700	1,515,917
JetBlue Airways Corp.*	168,300	2,447,082
United Airlines Holdings, Inc.*	38,400	1,660,800

		7,521,799

Auto Components — 2.3%
Aptiv PLC	88,100	11,478,549
BorgWarner, Inc.	43,500	1,680,840
Cooper Tire & Rubber Co.	36,600	1,482,300
Goodyear Tire & Rubber Co. (The)	142,800	1,557,948
Lear Corp.	11,800	1,876,554

		18,076,191

Automobiles — 0.2%
Harley-Davidson, Inc.(a)	54,400	1,996,480

Banks — 6.3%
Associated Banc-Corp.	143,990	2,455,030
BankUnited, Inc.	234,900	8,169,822
CIT Group, Inc.	42,100	1,511,390
Citizens Financial Group, Inc.	148,800	5,321,088
Comerica, Inc.	95,800	5,351,388
Fifth Third Bancorp	206,500	5,693,205
FNB Corp.	221,800	2,107,100
KeyCorp	229,400	3,764,454
Regions Financial Corp.	286,500	4,618,380
Simmons First National Corp. (Class A Stock)	84,390	1,821,980
Truist Financial Corp.	58,900	2,823,077
Veritex Holdings, Inc.	94,200	2,417,172
Zions Bancorp NA	103,400	4,491,696

		50,545,782

Beverages — 1.4%
Molson Coors Beverage Co. (Class B Stock)	240,700	10,877,233

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc.*	128,800	20,123,712
United Therapeutics Corp.*	16,600	2,519,714

		22,643,426

Building Products — 1.7%
Apogee Enterprises, Inc.	50,900	1,612,512
Johnson Controls International PLC	162,392	7,565,843
Owens Corning	56,400	4,272,864

		13,451,219

Capital Markets — 2.5%
Ameriprise Financial, Inc.	36,700	7,131,911

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Bank of New York Mellon Corp. (The)	65,700	$2,788,308
Prospect Capital Corp.(a)	175,300	948,373
State Street Corp.	121,000	8,806,380

		19,674,972

Chemicals — 3.2%
Ashland Global Holdings, Inc.	101,300	8,022,960
Celanese Corp.	33,805	4,392,622
Eastman Chemical Co.	37,600	3,770,528
Huntsman Corp.	130,400	3,278,256
Ingevity Corp.*	33,000	2,499,090
LyondellBasell Industries NV (Class A Stock)	40,600	3,721,396

		25,684,852

Commercial Services & Supplies — 0.9%
ACCO Brands Corp.	154,200	1,302,990
Interface, Inc.	120,600	1,266,300
KAR Auction Services, Inc.	238,000	4,429,180

		6,998,470

Communications Equipment — 1.6%
Ciena Corp.*	88,100	4,656,085
F5 Networks, Inc.*	12,400	2,181,656
Juniper Networks, Inc.	61,800	1,391,118
Motorola Solutions, Inc.	25,500	4,336,530

		12,565,389

Construction & Engineering — 1.1%
EMCOR Group, Inc.	23,300	2,131,018
MasTec, Inc.*(a)	38,200	2,604,476
Primoris Services Corp.	36,600	1,010,526
Valmont Industries, Inc.	19,400	3,393,642

		9,139,662

Consumer Finance — 0.9%
Discover Financial Services	38,100	3,449,193
Navient Corp.	140,400	1,378,728
PROG Holdings, Inc.	13,099	705,643
Synchrony Financial	58,200	2,020,122

		7,553,686

Containers & Packaging — 2.1%
Berry Global Group, Inc.*	37,300	2,095,887
Greif, Inc. (Class A Stock)	59,900	2,808,112
International Paper Co.	30,200	1,501,544
O-I Glass, Inc.	166,900	1,986,110
Sealed Air Corp.	55,600	2,545,924
Silgan Holdings, Inc.	76,800	2,847,744
Westrock Co.	70,100	3,051,453

		16,836,774

Distributors — 0.4%
LKQ Corp.*	92,300	3,252,652

Diversified Consumer Services — 0.2%
Adtalem Global Education, Inc.*	44,900	1,524,355

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.4%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	73,900	$1,169,837
Voya Financial, Inc.	28,400	1,670,204

		2,840,041

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.(a)	191,300	1,865,175

Electric Utilities — 2.9%
Edison International	37,600	2,362,032
Evergy, Inc.	181,100	10,052,861
NRG Energy, Inc.	90,700	3,405,785
OGE Energy Corp.	64,600	2,058,156
PPL Corp.	191,600	5,403,120

		23,281,954

Electrical Equipment — 0.3%
Regal Beloit Corp.	20,400	2,505,324

Electronic Equipment, Instruments & Components — 3.2%
Arrow Electronics, Inc.*	49,600	4,826,080
CDW Corp.	44,300	5,838,297
FLIR Systems, Inc.	67,500	2,958,525
Itron, Inc.*	39,496	3,787,667
Jabil, Inc.	63,300	2,692,149
Methode Electronics, Inc.	36,000	1,378,080
Sanmina Corp.*	42,200	1,345,758
SYNNEX Corp.	15,500	1,262,320
TTM Technologies, Inc.*(a)	106,345	1,467,029

		25,555,905

Entertainment — 1.0%
Lions Gate Entertainment Corp. (Class A Stock)*(a)	108,150	1,229,666
Lions Gate Entertainment Corp. (Class B Stock)*	630,650	6,546,147

		7,775,813

Equity Real Estate Investment Trusts (REITs) — 6.0%
Ashford Hospitality Trust, Inc.(a)	19,830	51,360
Braemar Hotels & Resorts, Inc.	25,065	115,550
Brixmor Property Group, Inc.	110,900	1,835,395
City Office REIT, Inc.	107,600	1,051,252
Diversified Healthcare Trust	284,784	1,173,310
Franklin Street Properties Corp.	320,400	1,400,148
Gaming & Leisure Properties, Inc.	62,036	2,630,326
Host Hotels & Resorts, Inc.	100,300	1,467,389
Industrial Logistics Properties Trust	85,100	1,981,979
Iron Mountain, Inc.(a)	110,600	3,260,488
Lexington Realty Trust	145,300	1,543,086
Office Properties Income Trust(a)	83,500	1,897,120
Omega Healthcare Investors, Inc.	92,000	3,341,440
Outfront Media, Inc.	85,300	1,668,468
Paramount Group, Inc.	143,900	1,300,856
Piedmont Office Realty Trust, Inc. (Class A Stock)	147,600	2,395,548
Regency Centers Corp.	126,000	5,744,340
Retail Value, Inc.	16,098	239,377
Sabra Health Care REIT, Inc.	126,243	2,192,841

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Service Properties Trust	134,500	$1,545,405
SITE Centers Corp.	150,850	1,526,602
Spirit Realty Capital, Inc.(a)	35,000	1,405,950
Tanger Factory Outlet Centers, Inc.(a)	101,600	1,011,936
Uniti Group, Inc.	146,300	1,716,099
VEREIT, Inc.	98,780	3,732,896
Xenia Hotels & Resorts, Inc.	116,466	1,770,283

		47,999,444

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club Holdings, Inc.*	76,500	2,851,920
Kroger Co. (The)	176,328	5,600,177

		8,452,097

Food Products — 2.9%
Conagra Brands, Inc.	70,600	2,559,956
Hain Celestial Group, Inc. (The)*	116,400	4,673,460
Ingredion, Inc.	26,200	2,061,154
J.M. Smucker Co. (The)(a)	28,600	3,306,160
TreeHouse Foods, Inc.*	166,200	7,061,838
Tyson Foods, Inc. (Class A Stock)	57,300	3,692,412

		23,354,980

Gas Utilities — 0.6%
National Fuel Gas Co.	62,500	2,570,625
UGI Corp.	58,723	2,052,956

		4,623,581

Health Care Equipment & Supplies — 1.4%
Zimmer Biomet Holdings, Inc.	74,900	11,541,341

Health Care Providers & Services — 4.3%
Cardinal Health, Inc.	49,400	2,645,864
DaVita, Inc.*(a)	41,800	4,907,320
HCA Healthcare, Inc.	27,000	4,440,420
Laboratory Corp. of America Holdings*	11,600	2,361,180
McKesson Corp.	22,100	3,843,632
MEDNAX, Inc.*(a)	177,600	4,358,304
Molina Healthcare, Inc.*	11,600	2,467,088
Quest Diagnostics, Inc.	11,800	1,406,206
Select Medical Holdings Corp.*	88,600	2,450,676
Tenet Healthcare Corp.*	58,900	2,351,877
Universal Health Services, Inc. (Class B Stock)	22,500	3,093,750

		34,326,317

Hotels, Restaurants & Leisure — 2.7%
Brinker International, Inc.(a)	31,400	1,776,298
MGM Resorts International	286,900	9,040,219
Wyndham Destinations, Inc.	233,600	10,479,296

		21,295,813

Household Durables — 2.0%
D.R. Horton, Inc.	47,300	3,259,916
Ethan Allen Interiors, Inc.	56,239	1,136,590
Lennar Corp. (Class A Stock)	53,600	4,085,928
PulteGroup, Inc.	82,200	3,544,464

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
Whirlpool Corp.(a)	23,000	$4,151,270

		16,178,168

Household Products — 0.2%
Central Garden & Pet Co. (Class A Stock)*	36,500	1,326,045

Independent Power & Renewable Electricity Producers — 1.9%
AES Corp. (The)	284,500	6,685,750
Vistra Corp.	437,100	8,593,386

		15,279,136

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	39,200	6,122,256

Insurance — 4.4%
Aflac, Inc.	68,800	3,059,536
Allstate Corp. (The)	33,100	3,638,683
American Financial Group, Inc.	22,700	1,988,974
American International Group, Inc.	43,700	1,654,482
Assured Guaranty Ltd.	36,900	1,161,981
Axis Capital Holdings Ltd.	41,648	2,098,643
Everest Re Group Ltd.	8,400	1,966,356
Hanover Insurance Group, Inc. (The)	16,600	1,940,872
Hartford Financial Services Group, Inc. (The)	67,900	3,325,742
Lincoln National Corp.	100,200	5,041,062
Old Republic International Corp.	71,800	1,415,178
Principal Financial Group, Inc.	56,700	2,812,887
Reinsurance Group of America, Inc.	18,900	2,190,510
Universal Insurance Holdings, Inc.	52,154	788,047
Unum Group	81,900	1,878,786

		34,961,739

Internet & Direct Marketing Retail — 0.5%
eBay, Inc.	82,300	4,135,575

IT Services — 3.2%
Alliance Data Systems Corp.	15,000	1,111,500
Amdocs Ltd.	117,600	8,341,368
Concentrix Corp.*	15,500	1,529,850
Conduent, Inc.*	756,600	3,631,680
DXC Technology Co.	96,400	2,482,300
Perspecta, Inc.	168,800	4,064,704
Science Applications International Corp.(a)	18,800	1,779,232
Sykes Enterprises, Inc.*	29,600	1,115,032
Western Union Co. (The)	79,500	1,744,230

		25,799,896

Leisure Products — 0.4%
Brunswick Corp.(a)	46,900	3,575,656

Machinery — 3.7%
AGCO Corp.	38,000	3,917,420
Allison Transmission Holdings, Inc.	74,400	3,208,872
Crane Co.	33,743	2,620,481
Cummins, Inc.	18,000	4,087,800
Hillenbrand, Inc.	49,000	1,950,200
Meritor, Inc.*	113,000	3,153,830
Oshkosh Corp.	30,500	2,625,135

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Snap-on, Inc.	14,700	$2,515,758
Stanley Black & Decker, Inc.	13,200	2,356,992
Trinity Industries, Inc.(a)	52,300	1,380,197
Wabash National Corp.(a)	87,500	1,507,625

		29,324,310

Media — 1.0%
AMC Networks, Inc. (Class A Stock)*(a)	61,600	2,203,432
TEGNA, Inc.	128,500	1,792,575
ViacomCBS, Inc. (Class B Stock)(a)	117,017	4,360,053

		8,356,060

Metals & Mining — 0.7%
Reliance Steel & Aluminum Co.	24,600	2,945,850
Steel Dynamics, Inc.	70,100	2,584,587

		5,530,437

Mortgage Real Estate Investment Trusts (REITs) — 1.0%
MFA Financial, Inc.	222,200	864,358
PennyMac Mortgage Investment Trust	63,882	1,123,684
Starwood Property Trust, Inc.	306,700	5,919,310

		7,907,352

Multiline Retail — 1.3%
Big Lots, Inc.(a)	39,000	1,674,270
Dillard’s, Inc. (Class A Stock)(a)	18,700	1,179,035
Dollar Tree, Inc.*	49,300	5,326,372
Kohl’s Corp.(a)	47,900	1,949,051

		10,128,728

Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	188,300	4,074,812
MDU Resources Group, Inc.	166,000	4,372,440

		8,447,252

Oil, Gas & Consumable Fuels — 3.2%
Arch Resources, Inc.(a)	9,200	402,684
EOG Resources, Inc.	80,600	4,019,522
HollyFrontier Corp.	79,700	2,060,245
Marathon Petroleum Corp.	80,300	3,321,208
ONEOK, Inc.	195,000	7,484,100
Phillips 66	33,400	2,335,996
Valero Energy Corp.	51,200	2,896,384
Williams Cos., Inc. (The)	138,800	2,782,940

		25,303,079

Paper & Forest Products — 0.3%
Boise Cascade Co.	48,600	2,323,080

Personal Products — 0.2%
Edgewell Personal Care Co.	47,500	1,642,550

Pharmaceuticals — 1.2%
Jazz Pharmaceuticals PLC*	45,400	7,493,270
Lannett Co., Inc.*(a)	29,200	190,384
Viatris, Inc.*	90,200	1,690,348

		9,374,002

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Professional Services — 0.3%
ManpowerGroup, Inc.	23,600	$2,128,248

Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.	224,000	3,377,920
Diodes, Inc.*	25,950	1,829,475
NXP Semiconductors NV (Netherlands)	35,600	5,660,756
Skyworks Solutions, Inc.	53,000	8,102,640

		18,970,791

Software — 1.3%
Avaya Holdings Corp.*(a)	87,300	1,671,795
Ebix, Inc.(a)	61,800	2,346,546
Nuance Communications, Inc.*	99,500	4,386,955
Progress Software Corp.	42,500	1,920,575

		10,325,871

Specialty Retail — 2.7%
Aaron’s Co., Inc. (The)*	19,650	372,564
Best Buy Co., Inc.	27,900	2,784,141
Chico’s FAS, Inc.(a)	814,300	1,294,737
Children’s Place, Inc. (The)*(a)	101,900	5,105,190
Foot Locker, Inc.	43,500	1,759,140
Group 1 Automotive, Inc.(a)	20,800	2,727,712
ODP Corp. (The)	26,900	788,170
Penske Automotive Group, Inc.	35,700	2,120,223
Rent-A-Center, Inc.	41,000	1,569,890
Sleep Number Corp.*(a)	41,300	3,380,818

		21,902,585

Technology Hardware, Storage & Peripherals — 3.4%
HP, Inc.	216,200	5,316,358
NCR Corp.*	73,300	2,753,881
NetApp, Inc.	48,500	3,212,640
Seagate Technology PLC(a)	116,000	7,210,560
Western Digital Corp.	121,200	6,713,268
Xerox Holdings Corp.	84,000	1,947,960

		27,154,667

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands, Inc.(a)	149,400	2,178,252
PVH Corp.	28,600	2,685,254

		4,863,506

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	138,300	1,735,665
Radian Group, Inc.	86,900	1,759,725

		3,495,390

Tobacco — 0.2%
Universal Corp.	41,200	2,002,732

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 2.3%
AerCap Holdings NV (Ireland)*	203,100	$9,257,298
GMS, Inc.*	72,200	2,200,656
Triton International Ltd. (Bermuda)	54,500	2,643,795
United Rentals, Inc.*(a)	17,400	4,035,234

		18,136,983

TOTAL LONG-TERM INVESTMENTS (cost $670,116,205)		786,934,490

SHORT-TERM INVESTMENTS — 10.5%
AFFILIATED MUTUAL FUNDS — 9.1%
PGIM Core Ultra Short Bond Fund(w)	1,600,348	1,600,348
PGIM Institutional Money Market Fund (cost $70,909,865; includes $70,899,297 of cash collateral for securities on loan)(b)(w)	70,938,374	70,902,905

TOTAL AFFILIATED MUTUAL FUNDS (cost $72,510,213)		72,503,253

UNAFFILIATED FUND — 1.4%
BlackRock Liquidity FedFund, (Institutional Shares)	11,180,687	11,180,687

(cost $11,180,687)
TOTAL SHORT-TERM INVESTMENTS (cost $83,690,900)		83,683,940

TOTAL INVESTMENTS — 109.0% (cost $753,807,105)		870,618,430
Liabilities in excess of other assets — (9.0)%		(72,201,205)

NET ASSETS — 100.0%		$798,417,225

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $69,547,574; cash collateral of $70,899,297 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$18,477,669	$—	$—
Airlines	7,521,799	—	—
Auto Components	18,076,191	—	—
Automobiles	1,996,480	—	—
Banks	50,545,782	—	—
Beverages	10,877,233	—	—
Biotechnology	22,643,426	—	—
Building Products	13,451,219	—	—
Capital Markets	19,674,972	—	—
Chemicals	25,684,852	—	—
Commercial Services & Supplies	6,998,470	—	—
Communications Equipment	12,565,389	—	—
Construction & Engineering	9,139,662	—	—
Consumer Finance	7,553,686	—	—
Containers & Packaging	16,836,774	—	—
Distributors	3,252,652	—	—
Diversified Consumer Services	1,524,355	—	—
Diversified Financial Services	2,840,041	—	—
Diversified Telecommunication Services	1,865,175	—	—
Electric Utilities	23,281,954	—	—
Electrical Equipment	2,505,324	—	—
Electronic Equipment, Instruments & Components	25,555,905	—	—
Entertainment	7,775,813	—	—
Equity Real Estate Investment Trusts (REITs)	47,999,444	—	—
Food & Staples Retailing	8,452,097	—	—
Food Products	23,354,980	—	—
Gas Utilities	4,623,581	—	—
Health Care Equipment & Supplies	11,541,341	—	—
Health Care Providers & Services	34,326,317	—	—
Hotels, Restaurants & Leisure	21,295,813	—	—
Household Durables	16,178,168	—	—
Household Products	1,326,045	—	—
Independent Power & Renewable Electricity Producers	15,279,136	—	—
Industrial Conglomerates	6,122,256	—	—
Insurance	34,961,739	—	—
Internet & Direct Marketing Retail	4,135,575	—	—
IT Services	25,799,896	—	—
Leisure Products	3,575,656	—	—
Machinery	29,324,310	—	—
Media	8,356,060	—	—
Metals & Mining	5,530,437	—	—
Mortgage Real Estate Investment Trusts (REITs)	7,907,352	—	—
Multiline Retail	10,128,728	—	—
Multi-Utilities	8,447,252	—	—
Oil, Gas & Consumable Fuels	25,303,079	—	—
Paper & Forest Products	2,323,080	—	—
Personal Products	1,642,550	—	—
Pharmaceuticals	9,374,002	—	—
Professional Services	2,128,248	—	—
Semiconductors & Semiconductor Equipment	18,970,791	—	—
Software	10,325,871	—	—
Specialty Retail	21,902,585	—	—
Technology Hardware, Storage & Peripherals	27,154,667	—	—
Textiles, Apparel & Luxury Goods	4,863,506	—	—
Thrifts & Mortgage Finance	3,495,390	—	—
Tobacco	2,002,732	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$18,136,983	$—	$—
Affiliated Mutual Funds	72,503,253	—	—
Unaffiliated Fund	11,180,687	—	—

Total	$870,618,430	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (8.9% represents investments purchased with collateral from securities on loan)	9.1%
Banks	6.3
Equity Real Estate Investment Trusts (REITs)	6.0
Insurance	4.4
Health Care Providers & Services	4.3
Machinery	3.7
Technology Hardware, Storage & Peripherals	3.4
IT Services	3.2
Chemicals	3.2
Electronic Equipment, Instruments & Components	3.2
Oil, Gas & Consumable Fuels	3.2
Food Products	2.9
Electric Utilities	2.9
Biotechnology	2.8
Specialty Retail	2.7
Hotels, Restaurants & Leisure	2.7
Capital Markets	2.5
Semiconductors & Semiconductor Equipment	2.4
Aerospace & Defense	2.3
Trading Companies & Distributors	2.3
Auto Components	2.3
Containers & Packaging	2.1
Household Durables	2.0
Independent Power & Renewable Electricity Producers	1.9
Building Products	1.7
Communications Equipment	1.6
Health Care Equipment & Supplies	1.4
Unaffiliated Fund	1.4
Beverages	1.4
Software	1.3
Multiline Retail	1.3
Pharmaceuticals	1.2

Construction & Engineering	1.1%
Food & Staples Retailing	1.1
Multi-Utilities	1.1
Media	1.0
Mortgage Real Estate Investment Trusts (REITs)	1.0
Entertainment	1.0
Consumer Finance	0.9
Airlines	0.9
Commercial Services & Supplies	0.9
Industrial Conglomerates	0.8
Metals & Mining	0.7
Textiles, Apparel & Luxury Goods	0.6
Gas Utilities	0.6
Internet & Direct Marketing Retail	0.5
Leisure Products	0.4
Thrifts & Mortgage Finance	0.4
Distributors	0.4
Diversified Financial Services	0.4
Electrical Equipment	0.3
Paper & Forest Products	0.3
Professional Services	0.3
Tobacco	0.2
Automobiles	0.2
Diversified Telecommunication Services	0.2
Personal Products	0.2
Diversified Consumer Services	0.2
Household Products	0.2

109.0
Liabilities in excess of other assets	(9.0)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$69,547,574	$(69,547,574)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $69,547,574:
Unaffiliated investments (cost $681,296,892)	$798,115,177
Affiliated investments (cost $72,510,213)	72,503,253
Receivable for investments sold	1,786,338
Dividends receivable	1,555,445
Tax reclaim receivable	3,073
Receivable for Portfolio shares sold	60
Prepaid expenses and other assets	30,383

Total Assets	873,993,729

LIABILITIES
Payable to broker for collateral for securities on loan	70,899,297
Payable for Portfolio shares purchased	4,231,993
Management fee payable	286,048
Accrued expenses and other liabilities	82,786
Payable for investments purchased	49,423
Distribution fee payable	21,756
Payable to affiliate	3,073
Trustees’ fees payable	1,727
Affiliated transfer agent fee payable	401

Total Liabilities	75,576,504

NET ASSETS	$798,417,225

Net assets were comprised of:
Partners’ Equity	$798,417,225

Net asset value and redemption price per share, $798,417,225 / 23,029,619 outstanding shares of beneficial interest	$34.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9,183 foreign withholding tax)	$14,508,504
Income from securities lending, net (including affiliated income of $253,991)	491,271
Affiliated dividend income	45,456

Total income	15,045,231

EXPENSES
Management fee	4,829,091
Distribution fee	1,666,348
Custodian and accounting fees	110,078
Legal fees and expenses	27,519
Audit fee	26,363
Trustees’ fees	18,350
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Shareholders’ reports	5,753
Miscellaneous	34,514

Total expenses	6,725,075
Less: Fee waiver and/or expense reimbursement	(13,331)

Net expenses	6,711,744

NET INVESTMENT INCOME (LOSS)	8,333,487

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $8,079)	(43,840,496)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(16,993))	3,127,867

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(40,712,629)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,379,142)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,333,487	$12,653,193
Net realized gain (loss) on investment and foreign currency transactions	(43,840,496)	(6,100,231)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,127,867	144,221,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,379,142)	150,774,568

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,651,994 and 2,023,957 shares, respectively]	314,048,053	65,554,281
Portfolio shares purchased [13,661,715 and 2,514,914 shares, respectively]	(331,954,379)	(83,049,934)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(17,906,326)	(17,495,653)

CAPITAL CONTRIBUTIONS	—	1,212

TOTAL INCREASE (DECREASE)	(50,285,468)	133,280,127
NET ASSETS:
Beginning of year	848,702,693	715,422,566

End of year	$798,417,225	$848,702,693

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.8%
Kratos Defense & Security Solutions, Inc.*	345,807	$9,485,486
Mercury Systems, Inc.*	104,415	9,194,785

		18,680,271

Air Freight & Logistics — 1.1%
Air Transport Services Group, Inc.*	129,766	4,066,866
Echo Global Logistics, Inc.*	121,230	3,251,389
Forward Air Corp.	51,376	3,947,732

		11,265,987

Auto Components — 0.8%
Fox Factory Holding Corp.*	29,885	3,159,143
Visteon Corp.*	37,085	4,654,909

		7,814,052

Automobiles — 0.3%
Winnebago Industries, Inc.	55,772	3,342,974

Banks — 2.3%
Eastern Bankshares, Inc.*	330,641	5,392,755
Live Oak Bancshares, Inc.	40,043	1,900,441
Pacific Premier Bancorp, Inc.	211,833	6,636,728
South State Corp.	45,835	3,313,870
Webster Financial Corp.	139,745	5,890,252

		23,134,046

Beverages — 0.3%
National Beverage Corp.(a)	32,279	2,740,487

Biotechnology — 15.2%
Adverum Biotechnologies, Inc.*(a)	187,295	2,030,278
Allogene Therapeutics, Inc.*(a)	55,558	1,402,284
ALX Oncology Holdings, Inc.*(a)	12,835	1,106,376
Applied Therapeutics, Inc.*(a)	107,534	2,366,823
Arena Pharmaceuticals, Inc.*	101,044	7,763,211
Argenx SE (Netherlands), ADR*(a)	8,591	2,526,527
Atreca, Inc. (Class A Stock)*(a)	98,493	1,590,662
Avrobio, Inc.*(a)	271,916	3,790,509
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	15,310	1,312,220
Blueprint Medicines Corp.*	57,518	6,450,644
Bridgebio Pharma, Inc.*(a)	55,397	3,939,281
Cardiff Oncology, Inc.*(a)	42,344	761,769
CareDx, Inc.*(a)	89,177	6,460,874
ChemoCentryx, Inc.*	90,685	5,615,215
CRISPR Therapeutics AG (Switzerland)*(a)	17,800	2,725,358
Curis, Inc.*(a)	300,909	2,464,445
Deciphera Pharmaceuticals, Inc.*(a)	70,962	4,049,801
Dicerna Pharmaceuticals, Inc.*	214,665	4,729,070
Fate Therapeutics, Inc.*	22,841	2,076,932
IGM Biosciences, Inc.*(a)	33,176	2,929,109
Immunovant, Inc.*	115,319	5,326,585
Iovance Biotherapeutics, Inc.*	50,831	2,358,558
Karyopharm Therapeutics, Inc.*(a)	330,071	5,109,499
Kronos Bio, Inc.*(a)	54,520	1,628,512
Kura Oncology, Inc.*	75,532	2,466,875
Magenta Therapeutics, Inc.*	200,697	1,573,464

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
MeiraGTx Holdings PLC*	120,623	$1,826,232
Mirati Therapeutics, Inc.*	33,048	7,258,663
ORIC Pharmaceuticals, Inc.*(a)	101,397	3,432,288
Oyster Point Pharma, Inc.*(a)	39,083	735,542
Passage Bio, Inc.*(a)	66,819	1,708,562
PMV Pharmaceuticals, Inc.*(a)	65,272	4,014,881
Relay Therapeutics, Inc.*(a)	60,144	2,499,585
Repare Therapeutics, Inc. (Canada)*(a)	62,701	2,150,644
Replimune Group, Inc.*	171,746	6,552,110
Sage Therapeutics, Inc.*	37,581	3,251,132
Sigilon Therapeutics, Inc.*	43,919	2,109,430
Silverback Therapeutics, Inc.*(a)	17,568	814,101
Turning Point Therapeutics, Inc.*	68,850	8,389,372
Twist Bioscience Corp.*(a)	43,629	6,164,341
Ultragenyx Pharmaceutical, Inc.*(a)	42,840	5,930,341
United Therapeutics Corp.*	36,967	5,611,221
Xencor, Inc.*	58,022	2,531,500
Xenon Pharmaceuticals, Inc. (Canada)*	121,362	1,866,548
Zymeworks, Inc. (Canada)*(a)	49,895	2,358,038

		153,759,412

Building Products — 2.6%
AZEK Co., Inc. (The)*	230,827	8,875,298
Masonite International Corp.*	39,668	3,900,951
Simpson Manufacturing Co., Inc.	54,283	5,072,746
Trex Co., Inc.*(a)	105,369	8,821,493

		26,670,488

Capital Markets — 1.1%
Houlihan Lokey, Inc.	58,498	3,932,820
Moelis & Co. (Class A Stock)(a)	163,543	7,647,271

		11,580,091

Chemicals — 0.9%
Avient Corp.	149,047	6,003,613
Ingevity Corp.*	40,791	3,089,103

		9,092,716

Commercial Services & Supplies — 2.3%
Casella Waste Systems, Inc. (Class A Stock)*	82,226	5,093,901
IAA, Inc.*	101,424	6,590,531
Montrose Environmental Group, Inc.*(a)	109,980	3,404,981
Tetra Tech, Inc.	70,061	8,111,663

		23,201,076

Communications Equipment — 0.5%
Viavi Solutions, Inc.*	306,420	4,588,639

Construction & Engineering — 1.3%
Arcosa, Inc.	45,502	2,499,425
MasTec, Inc.*(a)	93,226	6,356,148
NV5 Global, Inc.*(a)	56,910	4,483,370

		13,338,943

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Finance — 0.2%
Green Dot Corp. (Class A Stock)*	37,567	$2,096,239

Distributors — 0.5%
Pool Corp.	14,677	5,467,182

Diversified Consumer Services — 2.1%
Chegg, Inc.*	240,265	21,703,137

Diversified Telecommunication Services — 1.3%
Bandwidth, Inc. (Class A Stock)*(a)	33,370	5,127,968
Cogent Communications Holdings, Inc.	66,416	3,976,326
Vonage Holdings Corp.*	304,946	3,926,180

		13,030,474

Electrical Equipment — 2.0%
Array Technologies, Inc.*	37,417	1,614,169
Generac Holdings, Inc.*	37,603	8,551,298
Regal Beloit Corp.	57,042	7,005,328
Vicor Corp.*	29,412	2,712,375

		19,883,170

Electronic Equipment, Instruments & Components — 0.8%
908 Devices, Inc.*	6,342	361,177
FARO Technologies, Inc.*	31,008	2,190,095
II-VI, Inc.*(a)	79,995	6,076,420

		8,627,692

Entertainment — 0.5%
Glu Mobile, Inc.*	576,852	5,197,436

Equity Real Estate Investment Trusts (REITs) — 1.2%
QTS Realty Trust, Inc. (Class A Stock)(a)	82,224	5,088,021
Ryman Hospitality Properties, Inc.	104,643	7,090,610

		12,178,631

Food & Staples Retailing — 1.6%
BJ’s Wholesale Club Holdings, Inc.*	109,202	4,071,051
Grocery Outlet Holding Corp.*(a)	139,401	5,471,489
Performance Food Group Co.*	148,109	7,051,469

		16,594,009

Food Products — 2.2%
Freshpet, Inc.*	91,584	13,004,012
Simply Good Foods Co. (The)*(a)	303,515	9,518,231

		22,522,243

Health Care Equipment & Supplies — 3.8%
AtriCure, Inc.*(a)	189,760	10,563,939
Cantel Medical Corp.	53,509	4,219,720
Merit Medical Systems, Inc.*	24,559	1,363,270
SeaSpine Holdings Corp.*	89,703	1,565,317
Silk Road Medical, Inc.*(a)	96,455	6,074,736
STAAR Surgical Co.*	86,616	6,861,720
Tandem Diabetes Care, Inc.*	43,097	4,123,521
TransMedics Group, Inc.*(a)	175,956	3,501,524

		38,273,747

Health Care Providers & Services — 1.8%
Addus HomeCare Corp.*	42,723	5,002,436
Castle Biosciences, Inc.*	61,146	4,105,954

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Covetrus, Inc.*	100,245	$2,881,041
LHC Group, Inc.*	30,024	6,404,720

		18,394,151

Health Care Technology — 1.4%
American Well Corp. (Class A Stock)*(a)	77,860	1,972,194
Certara, Inc.*(a)	47,880	1,614,514
Inspire Medical Systems, Inc.*	36,626	6,888,984
Tabula Rasa HealthCare, Inc.*(a)	78,337	3,355,957

		13,831,649

Hotels, Restaurants & Leisure — 5.6%
Churchill Downs, Inc.	78,363	15,264,329
Chuy’s Holdings, Inc.*(a)	89,362	2,367,199
Everi Holdings, Inc.*	302,117	4,172,236
Jack in the Box, Inc.(a)	80,099	7,433,187
Noodles & Co.*(a)	221,134	1,746,959
Planet Fitness, Inc. (Class A Stock)*	145,735	11,313,408
SeaWorld Entertainment, Inc.*(a)	88,327	2,790,250
Six Flags Entertainment Corp.	167,702	5,718,638
Wendy’s Co. (The)	151,814	3,327,763
Wingstop, Inc.(a)	16,199	2,147,177

		56,281,146

Household Durables — 2.4%
Helen of Troy Ltd.*(a)	15,064	3,347,070
Installed Building Products, Inc.*	49,126	5,007,413
Meritage Homes Corp.*	52,111	4,315,833
Taylor Morrison Home Corp.*(a)	178,309	4,573,626
TopBuild Corp.*	35,657	6,563,741

		23,807,683

Insurance — 1.3%
BRP Group, Inc. (Class A Stock)*	266,693	7,992,789
Palomar Holdings, Inc.*	64,032	5,688,603

		13,681,392

Interactive Media & Services — 0.8%
EverQuote, Inc. (Class A Stock)*(a)	101,667	3,797,262
MediaAlpha, Inc. (Class A Stock)*(a)	104,110	4,067,578

		7,864,840

Internet & Direct Marketing Retail — 1.5%
CarParts.com, Inc.*(a)	96,237	1,192,377
Magnite, Inc.*(a)	322,371	9,900,013
Stamps.com, Inc.*	19,604	3,846,109

		14,938,499

IT Services — 2.6%
LiveRamp Holdings, Inc.*	75,803	5,548,022
Perficient, Inc.*	85,807	4,088,703
Repay Holdings Corp.*	102,766	2,800,373
Shift4 Payments, Inc. (Class A Stock)*	96,102	7,246,091
USA Technologies, Inc.*(a)	221,062	2,316,730
Wix.com Ltd. (Israel)*(a)	16,300	4,074,348

		26,074,267

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.5%
YETI Holdings, Inc.*(a)	80,959	$5,543,263

Life Sciences Tools & Services — 4.6%
Adaptive Biotechnologies Corp.*	50,823	3,005,164
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	199,779	5,603,801
Medpace Holdings, Inc.*	42,792	5,956,646
NanoString Technologies, Inc.*	92,183	6,165,199
NeoGenomics, Inc.*(a)	359,272	19,343,205
Repligen Corp.*	32,158	6,162,438
Seer, Inc.*	60	3,368

		46,239,821

Machinery — 3.9%
Altra Industrial Motion Corp.	167,255	9,270,945
Astec Industries, Inc.	87,204	5,047,367
Chart Industries, Inc.*(a)	146,202	17,221,134
Hydrofarm Holdings Group, Inc.*	14,539	764,461
Terex Corp.	203,787	7,110,128

		39,414,035

Multiline Retail — 0.3%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	38,600	3,156,322

Oil, Gas & Consumable Fuels — 0.5%
New Fortress Energy, Inc.(a)	87,725	4,701,183

Paper & Forest Products — 0.5%
Boise Cascade Co.	110,797	5,296,097

Personal Products — 0.6%
BellRing Brands, Inc. (Class A Stock)*	259,048	6,297,457

Pharmaceuticals — 1.5%
Arvinas, Inc.*	49,090	4,169,214
Collegium Pharmaceutical, Inc.*	168,718	3,379,422
Ocular Therapeutix, Inc.*(a)	225,575	4,669,402
Revance Therapeutics, Inc.*(a)	112,080	3,176,347

		15,394,385

Professional Services — 0.7%
TriNet Group, Inc.*	85,113	6,860,108

Road & Rail — 0.4%
Werner Enterprises, Inc.(a)	99,513	3,902,900

Semiconductors & Semiconductor Equipment — 6.6%
Allegro MicroSystems, Inc. (Japan)*(a)	151,210	4,031,259
Brooks Automation, Inc.	88,011	5,971,546
Cohu, Inc.	61,525	2,349,025
Diodes, Inc.*	49,430	3,484,815
FormFactor, Inc.*	51,935	2,234,244
Lattice Semiconductor Corp.*(a)	227,568	10,427,166
MACOM Technology Solutions Holdings, Inc.*	188,182	10,357,537
MaxLinear, Inc.*	178,280	6,808,513
Monolithic Power Systems, Inc.	15,804	5,787,899
Onto Innovation, Inc.*	98,400	4,678,920
Semtech Corp.*	65,083	4,691,833
Universal Display Corp.	26,639	6,121,642

		66,944,399

COMMON STOCKS (continued)	Shares	Value
Software — 9.7%
Alteryx, Inc. (Class A Stock)*	47,990	$5,844,702
Avalara, Inc.*	35,180	5,800,830
C3.ai, Inc. (Class A Stock)*(a)	10,513	1,458,679
Datto Holding Corp.*	127,185	3,433,995
Everbridge, Inc.*(a)	32,909	4,905,745
Jamf Holding Corp.*	64,964	1,943,723
LivePerson, Inc.*(a)	76,494	4,760,222
Model N, Inc.*(a)	138,468	4,940,538
Ping Identity Holding Corp.*	111,317	3,188,119
Q2 Holdings, Inc.*(a)	44,380	5,615,401
Rapid7, Inc.*(a)	219,989	19,834,208
Sailpoint Technologies Holdings, Inc.*	158,019	8,412,932
Sumo Logic, Inc.*(a)	116,448	3,328,084
SVMK, Inc.*	263,982	6,744,740
Tenable Holdings, Inc.*	130,689	6,829,807
Varonis Systems, Inc.*	66,571	10,891,681

		97,933,406

Specialty Retail — 2.5%
Children’s Place, Inc. (The)*(a)	44,892	2,249,089
Dick’s Sporting Goods, Inc.	72,640	4,083,094
Five Below, Inc.*	33,006	5,775,390
National Vision Holdings, Inc.*	277,710	12,577,486
Tilly’s, Inc. (Class A Stock)	131,662	1,074,362

		25,759,421

Technology Hardware, Storage & Peripherals — 0.2%
Super Micro Computer, Inc.*	54,647	1,730,124

Textiles, Apparel & Luxury Goods — 0.8%
PVH Corp.	81,715	7,672,221

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.	62,561	2,702,635

Trading Companies & Distributors — 0.8%
Herc Holdings, Inc.*	120,800	8,022,328

TOTAL LONG-TERM INVESTMENTS (cost $671,703,635)		997,226,874

SHORT-TERM INVESTMENTS — 24.4%
AFFILIATED MUTUAL FUNDS — 23.0%
PGIM Core Ultra Short Bond Fund(w)	2,042,051	2,042,051
PGIM Institutional Money Market Fund (cost $230,278,189; includes $230,247,387 of cash collateral for securities on loan)(b)(w)	230,368,500	230,253,316

TOTAL AFFILIATED MUTUAL FUNDS (cost $232,320,240)		232,295,367

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

UNAFFILIATED FUND — 1.4%
BlackRock Liquidity FedFund, (Institutional Shares) (cost $14,209,943)	14,209,943	$14,209,943

TOTAL SHORT-TERM INVESTMENTS (cost $246,530,183)		246,505,310

TOTAL INVESTMENTS — 122.9% (cost $918,233,818)		1,243,732,184
Liabilities in excess of other assets — (22.9)%		(231,855,935)

NET ASSETS — 100.0%		$1,011,876,249

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $223,789,439; cash collateral of $230,247,387 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$18,680,271	$—	$—
Air Freight & Logistics	11,265,987	—	—
Auto Components	7,814,052	—	—
Automobiles	3,342,974	—	—
Banks	23,134,046	—	—
Beverages	2,740,487	—	—
Biotechnology	153,759,412	—	—
Building Products	26,670,488	—	—
Capital Markets	11,580,091	—	—
Chemicals	9,092,716	—	—
Commercial Services & Supplies	23,201,076	—	—
Communications Equipment	4,588,639	—	—
Construction & Engineering	13,338,943	—	—
Consumer Finance	2,096,239	—	—
Distributors	5,467,182	—	—
Diversified Consumer Services	21,703,137	—	—
Diversified Telecommunication Services	13,030,474	—	—
Electrical Equipment	19,883,170	—	—
Electronic Equipment, Instruments & Components	8,627,692	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Entertainment	$5,197,436	$—	$—
Equity Real Estate Investment Trusts (REITs)	12,178,631	—	—
Food & Staples Retailing	16,594,009	—	—
Food Products	22,522,243	—	—
Health Care Equipment & Supplies	38,273,747	—	—
Health Care Providers & Services	18,394,151	—	—
Health Care Technology	13,831,649	—	—
Hotels, Restaurants & Leisure	56,281,146	—	—
Household Durables	23,807,683	—	—
Insurance	13,681,392	—	—
Interactive Media & Services	7,864,840	—	—
Internet & Direct Marketing Retail	14,938,499	—	—
IT Services	26,074,267	—	—
Leisure Products	5,543,263	—	—
Life Sciences Tools & Services	46,239,821	—	—
Machinery	39,414,035	—	—
Multiline Retail	3,156,322	—	—
Oil, Gas & Consumable Fuels	4,701,183	—	—
Paper & Forest Products	5,296,097	—	—
Personal Products	6,297,457	—	—
Pharmaceuticals	15,394,385	—	—
Professional Services	6,860,108	—	—
Road & Rail	3,902,900	—	—
Semiconductors & Semiconductor Equipment	66,944,399	—	—
Software	97,933,406	—	—
Specialty Retail	25,759,421	—	—
Technology Hardware, Storage & Peripherals	1,730,124	—	—
Textiles, Apparel & Luxury Goods	7,672,221	—	—
Thrifts & Mortgage Finance	2,702,635	—	—
Trading Companies & Distributors	8,022,328	—	—
Affiliated Mutual Funds	232,295,367	—	—
Unaffiliated Fund	14,209,943	—	—

Total	$1,243,732,184	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (22.8% represents investments purchased with collateral from securities on loan)	23.0%
Biotechnology	15.2
Software	9.7
Semiconductors & Semiconductor Equipment	6.6
Hotels, Restaurants & Leisure	5.6
Life Sciences Tools & Services	4.6
Machinery	3.9
Health Care Equipment & Supplies	3.8
Building Products	2.6
IT Services	2.6
Specialty Retail	2.5
Household Durables	2.4
Commercial Services & Supplies	2.3
Banks	2.3
Food Products	2.2
Diversified Consumer Services	2.1
Electrical Equipment	2.0

Aerospace & Defense	1.8%
Health Care Providers & Services	1.8
Food & Staples Retailing	1.6
Pharmaceuticals	1.5
Internet & Direct Marketing Retail	1.5
Unaffiliated Fund	1.4
Health Care Technology	1.4
Insurance	1.3
Construction & Engineering	1.3
Diversified Telecommunication Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Capital Markets	1.1
Air Freight & Logistics	1.1
Chemicals	0.9
Electronic Equipment, Instruments & Components	0.8
Trading Companies & Distributors	0.8
Interactive Media & Services	0.8
Auto Components	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Textiles, Apparel & Luxury Goods	0.8%
Professional Services	0.7
Personal Products	0.6
Leisure Products	0.5
Distributors	0.5
Paper & Forest Products	0.5
Entertainment	0.5
Oil, Gas & Consumable Fuels	0.5
Communications Equipment	0.5
Road & Rail	0.4

Automobiles	0.3%
Multiline Retail	0.3
Beverages	0.3
Thrifts & Mortgage Finance	0.3
Consumer Finance	0.2
Technology Hardware, Storage & Peripherals	0.2

122.9
Liabilities in excess of other assets	(22.9)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$223,789,439	$(223,789,439)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $223,789,439:
Unaffiliated investments (cost $685,913,578)	$1,011,436,817
Affiliated investments (cost $232,320,240)	232,295,367
Receivable for investments sold	2,253,722
Dividends receivable	359,802
Receivable for Portfolio shares sold	100,355
Prepaid expenses	9,093

Total Assets	1,246,455,156

LIABILITIES
Payable to broker for collateral for securities on loan	230,247,387
Payable for Portfolio shares purchased	2,912,661
Payable for investments purchased	887,071
Management fee payable	374,981
Accrued expenses and other liabilities	126,494
Distribution fee payable	28,022
Trustees’ fees payable	1,890
Affiliated transfer agent fee payable	401

Total Liabilities	234,578,907

NET ASSETS	$1,011,876,249

Net assets were comprised of:
Partners’ Equity	$1,011,876,249

Net asset value and redemption price per share, $1,011,876,249 / 12,854,283 outstanding shares of beneficial interest	$78.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$3,419,480
Income from securities lending, net (including affiliated income of $566,749)	880,747
Affiliated dividend income	54,618

Total income	4,354,845

EXPENSES
Management fee	5,723,632
Distribution fee	1,981,719
Custodian and accounting fees	128,350
Legal fees and expenses	28,482
Audit fee	26,130
Trustees’ fees	20,020
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	6,012
Miscellaneous	29,032

Total expenses	7,950,413
Less: Fee waiver and/or expense reimbursement	(31,707)

Net expenses	7,918,706

NET INVESTMENT INCOME (LOSS)	(3,563,861)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(15,155))	150,689,657
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(41,401))	152,713,868

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	303,403,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$299,839,664

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,563,861)	$(2,377,296)
Net realized gain (loss) on investment transactions	150,689,657	84,242,952
Net change in unrealized appreciation (depreciation) on investments	152,713,868	127,395,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,839,664	209,261,022

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,203,224 and 2,784,960 shares, respectively]	243,431,882	132,811,793
Portfolio shares purchased [8,610,826 and 3,188,938 shares, respectively]	(394,060,441)	(158,959,559)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(150,628,559)	(26,147,766)

CAPITAL CONTRIBUTIONS	—	760

TOTAL INCREASE (DECREASE)	149,211,105	183,114,016
NET ASSETS:
Beginning of year	862,665,144	679,551,128

End of year	$1,011,876,249	$862,665,144

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 100.4%		Value
COMMON STOCKS	Shares
Aerospace & Defense — 2.4%
Aerojet Rocketdyne Holdings, Inc.*	70,408	$3,721,063
Axon Enterprise, Inc.*	20,598	2,523,873
BWX Technologies, Inc.	58,648	3,535,301
Curtiss-Wright Corp.	23,851	2,775,064
Mercury Systems, Inc.*	82,537	7,268,208

		19,823,509

Auto Components — 1.3%
Fox Factory Holding Corp.*	62,373	6,593,450
Patrick Industries, Inc.	59,239	4,048,985

		10,642,435

Automobiles — 0.6%
Thor Industries, Inc.(a)	56,113	5,217,948

Banks — 1.0%
Synovus Financial Corp.	74,728	2,418,945
Triumph Bancorp, Inc.*	62,817	3,049,765
Western Alliance Bancorp	44,171	2,648,052

		8,116,762

Biotechnology — 20.1%
Adverum Biotechnologies, Inc.*(a)	165,970	1,799,115
Akebia Therapeutics, Inc.*(a)	298,268	835,150
Akero Therapeutics, Inc.*	5,900	152,220
Allakos, Inc.*(a)	28,093	3,933,020
Allogene Therapeutics, Inc.*(a)	51,800	1,307,432
ALX Oncology Holdings, Inc.*(a)	27,155	2,340,761
Amicus Therapeutics, Inc.*	358,833	8,285,454
Apellis Pharmaceuticals, Inc.*	140,745	8,050,614
Arcus Biosciences, Inc.*	57,460	1,491,662
Arena Pharmaceuticals, Inc.*	57,404	4,410,349
Arrowhead Pharmaceuticals, Inc.*(a)	37,970	2,913,438
Ascendis Pharma A/S (Denmark), ADR*	12,300	2,051,394
Avidity Biosciences, Inc.*(a)	40,390	1,030,753
BioAtla, Inc.*	6,600	224,466
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	40,633	3,482,655
Bioxcel Therapeutics, Inc.*(a)	33,430	1,544,466
Bluebird Bio, Inc.*(a)	38,470	1,664,597
Blueprint Medicines Corp.*	23,934	2,684,198
Celyad Oncology SA (Belgium), ADR*(a)	34,645	270,231
ChemoCentryx, Inc.*	52,894	3,275,197
Compass Pathways PLC (United Kingdom), ADR*(a)	24,870	1,184,807
Constellation Pharmaceuticals, Inc.*	131,175	3,777,840
CytomX Therapeutics, Inc.*	112,380	736,089
Dicerna Pharmaceuticals, Inc.*	105,207	2,317,710
Dyne Therapeutics, Inc.*(a)	59,738	1,254,498
Epizyme, Inc.*(a)	126,540	1,374,224
Equillium, Inc.*(a)	104,900	561,215
Fate Therapeutics, Inc.*(a)	82,582	7,509,181
Five Prime Therapeutics, Inc.*	85,494	1,454,253
Generation Bio Co.*(a)	35,000	992,250
Heron Therapeutics, Inc.*(a)	149,160	3,156,971
Homology Medicines, Inc.*(a)	125,569	1,417,674

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
ImmunoGen, Inc.*	290,081	$1,871,023
Invitae Corp.*(a)	54,190	2,265,684
Iovance Biotherapeutics, Inc.*(a)	61,051	2,832,766
Karyopharm Therapeutics, Inc.*(a)	146,856	2,273,331
Kodiak Sciences, Inc.*(a)	30,460	4,474,879
Kronos Bio, Inc.*	34,670	1,035,593
Kura Oncology, Inc.*	148,092	4,836,685
Kymera Therapeutics, Inc.*(a)	27,500	1,705,000
Madrigal Pharmaceuticals, Inc.*(a)	21,924	2,437,291
Mersana Therapeutics, Inc.*	90,064	2,396,603
Mirati Therapeutics, Inc.*	39,499	8,675,560
Myovant Sciences Ltd.*(a)	87,820	2,425,588
Nkarta, Inc.*(a)	27,043	1,662,333
Novavax, Inc.*(a)	16,742	1,866,900
Opthea Ltd. (Australia), ADR*	73,070	830,075
ORIC Pharmaceuticals, Inc.*(a)	55,250	1,870,213
PMV Pharmaceuticals, Inc.*	31,950	1,965,245
PTC Therapeutics, Inc.*	56,634	3,456,373
Radius Health, Inc.*	122,927	2,195,476
RAPT Therapeutics, Inc.*	59,243	1,170,049
Replimune Group, Inc.*	47,040	1,794,576
Rhythm Pharmaceuticals, Inc.*(a)	79,973	2,377,597
Rocket Pharmaceuticals, Inc.*	38,006	2,084,249
Sage Therapeutics, Inc.*	23,970	2,073,645
SpringWorks Therapeutics, Inc.*(a)	29,990	2,174,875
Syndax Pharmaceuticals, Inc.*	44,260	984,342
TCR2 Therapeutics, Inc.*(a)	74,865	2,315,575
TG Therapeutics, Inc.*	86,862	4,518,561
Turning Point Therapeutics, Inc.*	30,621	3,731,169
Twist Bioscience Corp.*(a)	26,730	3,776,682
Ultragenyx Pharmaceutical, Inc.*(a)	27,431	3,797,273
Veracyte, Inc.*(a)	61,245	2,997,330
Y-mAbs Therapeutics, Inc.*	54,721	2,709,237

		165,065,662

Building Products — 2.3%
Advanced Drainage Systems, Inc.	53,930	4,507,469
Armstrong World Industries, Inc.	22,647	1,684,710
Builders FirstSource, Inc.*	143,427	5,853,256
Simpson Manufacturing Co., Inc.	41,610	3,888,455
Trex Co., Inc.*(a)	30,978	2,593,478

		18,527,368

Capital Markets — 0.7%
StepStone Group, Inc. (Class A Stock)*	53,799	2,141,200
Stifel Financial Corp.	63,893	3,224,041

		5,365,241

Chemicals — 0.8%
Axalta Coating Systems Ltd.*	113,562	3,242,195
Ingevity Corp.*	39,504	2,991,638

		6,233,833

Commercial Services & Supplies — 1.0%
Clean Harbors, Inc.*	39,572	3,011,429
Tetra Tech, Inc.	41,338	4,786,114

		7,797,543

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — 0.8%
Lumentum Holdings, Inc.*	38,641	$3,663,167
Viavi Solutions, Inc.*	187,080	2,801,523

		6,464,690

Consumer Finance — 1.7%
Green Dot Corp. (Class A Stock)*	32,230	1,798,434
LendingTree, Inc.*(a)	4,160	1,138,966
OneMain Holdings, Inc.	71,337	3,435,590
PRA Group, Inc.*(a)	94,380	3,743,111
SLM Corp.	288,559	3,575,246

		13,691,347

Containers & Packaging — 0.2%
Graphic Packaging Holding Co.	90,421	1,531,732

Diversified Consumer Services — 0.4%
Arco Platform Ltd. (Brazil) (Class A Stock)*(a)	81,910	2,906,986

Diversified Telecommunication Services — 1.4%
Bandwidth, Inc. (Class A Stock)*(a)	61,548	9,458,081
Vonage Holdings Corp.*	180,440	2,323,165

		11,781,246

Electrical Equipment — 1.4%
Bloom Energy Corp. (Class A Stock)*(a)	43,825	1,256,025
EnerSys	34,819	2,892,066
FuelCell Energy, Inc.*(a)	58,126	649,267
Plug Power, Inc.*(a)	163,611	5,548,049
Sunrun, Inc.*	20,020	1,388,988

		11,734,395

Electronic Equipment, Instruments & Components — 1.2%
CTS Corp.	89,537	3,073,805
Insight Enterprises, Inc.*	52,210	3,972,659
Itron, Inc.*	29,300	2,809,870

		9,856,334

Equity Real Estate Investment Trusts (REITs) — 2.0%
Columbia Property Trust, Inc.	125,777	1,803,642
CoreSite Realty Corp.	20,035	2,509,985
Corporate Office Properties Trust	77,964	2,033,301
Essential Properties Realty Trust, Inc.(a)	116,140	2,462,168
Independence Realty Trust, Inc.(a)	215,536	2,894,649
JBG SMITH Properties	84,461	2,641,095
PS Business Parks, Inc.	18,682	2,482,277

		16,827,117

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings, Inc.*	78,010	2,908,213
Performance Food Group Co.*	102,328	4,871,836

		7,780,049

Food Products — 2.5%
Freshpet, Inc.*	77,250	10,968,728
Hostess Brands, Inc.*(a)	392,688	5,748,952

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Simply Good Foods Co. (The)*(a)	112,858	$3,539,227

		20,256,907

Health Care Equipment & Supplies — 5.3%
AtriCure, Inc.*(a)	53,560	2,981,685
Cardiovascular Systems, Inc.*	50,313	2,201,697
CryoPort, Inc.*(a)	37,050	1,625,754
Eargo, Inc.*(a)	21,840	978,869
Glaukos Corp.*(a)	34,147	2,569,903
Globus Medical, Inc. (Class A Stock)*	65,005	4,239,626
ICU Medical, Inc.*	6,691	1,435,153
Integer Holdings Corp.*	50,182	4,074,277
Integra LifeSciences Holdings Corp.*	70,503	4,577,055
iRhythm Technologies, Inc.*(a)	26,959	6,394,944
Nevro Corp.*	21,620	3,742,422
OraSure Technologies, Inc.*(a)	121,326	1,284,236
Silk Road Medical, Inc.*(a)	41,590	2,619,338
SmileDirectClub, Inc.*(a)	139,510	1,665,749
Tandem Diabetes Care, Inc.*	36,084	3,452,517

		43,843,225

Health Care Providers & Services — 3.7%
Addus HomeCare Corp.*	27,194	3,184,145
Amedisys, Inc.*	11,025	3,233,963
Hanger, Inc.*	59,300	1,304,007
HealthEquity, Inc.*	32,530	2,267,666
LHC Group, Inc.*	43,927	9,370,508
Providence Service Corp. (The)*	36,231	5,022,704
R1 RCM, Inc.*	248,401	5,966,592

		30,349,585

Health Care Technology — 2.5%
Health Catalyst, Inc.*(a)	137,957	6,005,268
HMS Holdings Corp.*	97,701	3,590,512
Inspire Medical Systems, Inc.*	20,540	3,863,368
Omnicell, Inc.*	59,888	7,187,758

		20,646,906

Hotels, Restaurants & Leisure — 2.9%
BJ’s Restaurants, Inc.*(a)	35,200	1,354,848
Brinker International, Inc.	26,110	1,477,043
Churchill Downs, Inc.	45,263	8,816,780
Penn National Gaming, Inc.*(a)	77,369	6,682,361
Wingstop, Inc.(a)	43,350	5,746,042

		24,077,074

Household Durables — 1.2%
Meritage Homes Corp.*	20,900	1,730,938
Skyline Champion Corp.*	44,910	1,389,515
TopBuild Corp.*	37,062	6,822,373

		9,942,826

Insurance — 0.7%
James River Group Holdings Ltd.	66,838	3,285,088
Kemper Corp.	36,816	2,828,573

		6,113,661

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 0.4%
Cargurus, Inc.*	53,390	$1,694,065
EverQuote, Inc. (Class A Stock)*(a)	44,510	1,662,448

		3,356,513

Internet & Direct Marketing Retail — 0.4%
Shutterstock, Inc.	35,334	2,533,448
Stamps.com, Inc.*	3,569	700,202

		3,233,650

IT Services — 5.6%
CACI International, Inc. (Class A Stock)*	17,790	4,435,581
Evo Payments, Inc. (Class A Stock)*	47,870	1,292,969
ExlService Holdings, Inc.*	45,321	3,858,177
LiveRamp Holdings, Inc.*	109,210	7,993,080
Perficient, Inc.*	86,751	4,133,685
Repay Holdings Corp.*	197,274	5,375,716
Science Applications International Corp.(a)	38,042	3,600,295
Shift4 Payments, Inc. (Class A Stock)*	35,030	2,641,262
Verra Mobility Corp.*	373,695	5,014,987
Wix.com Ltd. (Israel)*	19,490	4,871,720
WNS Holdings Ltd. (India), ADR*(a)	37,317	2,688,690

		45,906,162

Leisure Products — 1.3%
Smith & Wesson Brands, Inc.	123,808	2,197,592
YETI Holdings, Inc.*	125,281	8,577,990

		10,775,582

Life Sciences Tools & Services — 0.7%
NanoString Technologies, Inc.*	57,591	3,851,686
NeoGenomics, Inc.*	36,876	1,985,404

		5,837,090

Machinery — 4.0%
Altra Industrial Motion Corp.	42,105	2,333,880
Chart Industries, Inc.*	21,670	2,552,509
ESCO Technologies, Inc.	15,940	1,645,327
Evoqua Water Technologies Corp.*	130,170	3,511,987
ITT, Inc.	47,446	3,654,291
John Bean Technologies Corp.(a)	39,316	4,476,913
Kornit Digital Ltd. (Israel)*	23,020	2,051,773
Rexnord Corp.	85,751	3,386,307
SPX Corp.*	65,299	3,561,407
SPX FLOW, Inc.*	60,315	3,495,857
Watts Water Technologies, Inc. (Class A Stock)	18,470	2,247,799

		32,918,050

Media — 0.8%
Cardlytics, Inc.*(a)	46,665	6,662,362

Multiline Retail — 0.2%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	19,420	1,587,973

Paper & Forest Products — 0.8%
Boise Cascade Co.	59,952	2,865,706

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (cont’d.)
Louisiana-Pacific Corp.	104,327	$3,877,834

		6,743,540

Personal Products — 1.3%
BellRing Brands, Inc. (Class A Stock)*	252,549	6,139,466
elf Beauty, Inc.*	164,310	4,138,969

		10,278,435

Pharmaceuticals — 1.4%
Arvinas, Inc.*	17,308	1,469,968
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	14,620	1,687,294
Pacira BioSciences, Inc.*(a)	39,199	2,345,668
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	10,305	1,273,904
Revance Therapeutics, Inc.*	95,220	2,698,535
Theravance Biopharma, Inc.*(a)	127,123	2,258,976

		11,734,345

Professional Services — 1.8%
ASGN, Inc.*	51,118	4,269,887
Exponent, Inc.	42,996	3,870,930
FTI Consulting, Inc.*	33,500	3,742,620
Insperity, Inc.	37,984	3,092,657

		14,976,094

Road & Rail — 0.7%
Marten Transport Ltd.	121,037	2,085,468
Saia, Inc.*	20,470	3,700,976

		5,786,444

Semiconductors & Semiconductor Equipment — 5.5%
Advanced Energy Industries, Inc.*	38,000	3,684,860
Axcelis Technologies, Inc.*	101,185	2,946,507
Cirrus Logic, Inc.*	38,906	3,198,073
CMC Materials, Inc.	18,990	2,873,187
Cohu, Inc.	59,069	2,255,255
First Solar, Inc.*	35,347	3,496,525
FormFactor, Inc.*	102,524	4,410,583
Lattice Semiconductor Corp.*(a)	125,900	5,768,738
MACOM Technology Solutions Holdings, Inc.*	93,960	5,171,558
Power Integrations, Inc.	54,781	4,484,373
Silicon Laboratories, Inc.*	23,160	2,949,194
Synaptics, Inc.*	43,765	4,218,946

		45,457,799

Software — 10.5%
ACI Worldwide, Inc.*	86,700	3,331,881
Alarm.com Holdings, Inc.*	49,549	5,125,844
Avaya Holdings Corp.*	276,480	5,294,592
Blackbaud, Inc.	44,489	2,560,787
Digital Turbine, Inc.*	63,267	3,578,382
Envestnet, Inc.*	35,900	2,954,211
Everbridge, Inc.*(a)	56,348	8,399,797
Five9, Inc.*	29,170	5,087,248
Manhattan Associates, Inc.*	29,624	3,115,852
Medallia, Inc.*(a)	97,576	3,241,475

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Mimecast Ltd.*	70,911	$4,030,581
Paylocity Holding Corp.*	12,742	2,623,705
Pegasystems, Inc.(a)	18,146	2,418,136
Q2 Holdings, Inc.*(a)	60,661	7,675,436
Rapid7, Inc.*(a)	63,901	5,761,314
Sprout Social, Inc. (Class A Stock)*	68,937	3,130,429
SVMK, Inc.*	145,684	3,722,226
Telos Corp.*(a)	69,400	2,288,812
Varonis Systems, Inc.*	74,666	12,216,104

		86,556,812

Specialty Retail — 1.7%
Floor & Decor Holdings, Inc. (Class A Stock)*	47,803	4,438,509
Foot Locker, Inc.	84,328	3,410,224
Lithia Motors, Inc. (Class A Stock)	20,669	6,049,196

		13,897,929

Textiles, Apparel & Luxury Goods — 2.3%
Canada Goose Holdings, Inc. (Canada)*(a)	44,360	1,320,597
Deckers Outdoor Corp.*	19,948	5,720,688
PVH Corp.	54,217	5,090,434
Under Armour, Inc. (Class C Stock)*	255,349	3,799,593
Wolverine World Wide, Inc.	102,729	3,210,281

		19,141,593

Thrifts & Mortgage Finance — 1.0%
MGIC Investment Corp.	273,142	3,427,932
Walker & Dunlop, Inc.	51,670	4,754,674

		8,182,606

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	45,057	3,513,996
SiteOne Landscape Supply, Inc.*	28,410	4,506,678

		8,020,674

TOTAL LONG-TERM INVESTMENTS (cost $586,237,920)		825,648,034

	Shares	Value

SHORT-TERM INVESTMENTS — 20.7%
AFFILIATED MUTUAL FUNDS — 20.6%
PGIM Core Ultra Short Bond Fund(w)	1,521,300	$1,521,300
PGIM Institutional Money Market Fund (cost $167,884,653; includes $167,861,156 of cash collateral for securities on loan)(b)(w)	167,947,307	167,863,334

TOTAL AFFILIATED MUTUAL FUNDS (cost $169,405,953)		169,384,634

UNAFFILIATED FUND — 0.1%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, (Institutional Shares) (cost $655,599)	655,599	655,599

TOTAL SHORT-TERM INVESTMENTS (cost $170,061,552)		170,040,233

TOTAL INVESTMENTS—121.1% (cost $756,299,472)		995,688,267
Liabilities in excess of other assets — (21.1)%		(173,260,401)

NET ASSETS — 100.0%		$822,427,866

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $161,470,319; cash collateral of $167,861,156 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$19,823,509	$—	$—
Auto Components	10,642,435	—	—
Automobiles	5,217,948	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Banks	$8,116,762	$—	$—
Biotechnology	165,065,662	—	—
Building Products	18,527,368	—	—
Capital Markets	5,365,241	—	—
Chemicals	6,233,833	—	—
Commercial Services & Supplies	7,797,543	—	—
Communications Equipment	6,464,690	—	—
Consumer Finance	13,691,347	—	—
Containers & Packaging	1,531,732	—	—
Diversified Consumer Services	2,906,986	—	—
Diversified Telecommunication Services	11,781,246	—	—
Electrical Equipment	11,734,395	—	—
Electronic Equipment, Instruments & Components	9,856,334	—	—
Equity Real Estate Investment Trusts (REITs)	16,827,117	—	—
Food & Staples Retailing	7,780,049	—	—
Food Products	20,256,907	—	—
Health Care Equipment & Supplies	43,843,225	—	—
Health Care Providers & Services	30,349,585	—	—
Health Care Technology	20,646,906	—	—
Hotels, Restaurants & Leisure	24,077,074	—	—
Household Durables	9,942,826	—	—
Insurance	6,113,661	—	—
Interactive Media & Services	3,356,513	—	—
Internet & Direct Marketing Retail	3,233,650	—	—
IT Services	45,906,162	—	—
Leisure Products	10,775,582	—	—
Life Sciences Tools & Services	5,837,090	—	—
Machinery	32,918,050	—	—
Media	6,662,362	—	—
Multiline Retail	1,587,973	—	—
Paper & Forest Products	6,743,540	—	—
Personal Products	10,278,435	—	—
Pharmaceuticals	11,734,345	—	—
Professional Services	14,976,094	—	—
Road & Rail	5,786,444	—	—
Semiconductors & Semiconductor Equipment	45,457,799	—	—
Software	86,556,812	—	—
Specialty Retail	13,897,929	—	—
Textiles, Apparel & Luxury Goods	19,141,593	—	—
Thrifts & Mortgage Finance	8,182,606	—	—
Trading Companies & Distributors	8,020,674	—	—
Affiliated Mutual Funds	169,384,634	—	—
Unaffiliated Fund	655,599	—	—

Total	$995,688,267	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (20.4% represents investments purchased with collateral from securities on loan)	20.6%
Biotechnology	20.1
Software	10.5
IT Services	5.6
Semiconductors & Semiconductor Equipment	5.5
Health Care Equipment & Supplies	5.3

Machinery	4.0%
Health Care Providers & Services	3.7
Hotels, Restaurants & Leisure	2.9
Health Care Technology	2.5
Food Products	2.5
Aerospace & Defense	2.4
Textiles, Apparel & Luxury Goods	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Building Products	2.3%
Equity Real Estate Investment Trusts (REITs)	2.0
Professional Services	1.8
Specialty Retail	1.7
Consumer Finance	1.7
Diversified Telecommunication Services	1.4
Electrical Equipment	1.4
Pharmaceuticals	1.4
Leisure Products	1.3
Auto Components	1.3
Personal Products	1.3
Household Durables	1.2
Electronic Equipment, Instruments & Components	1.2
Thrifts & Mortgage Finance	1.0
Banks	1.0
Trading Companies & Distributors	1.0
Commercial Services & Supplies	1.0
Food & Staples Retailing	0.9
Paper & Forest Products	0.8

Media	0.8%
Communications Equipment	0.8
Chemicals	0.8
Insurance	0.7
Life Sciences Tools & Services	0.7
Road & Rail	0.7
Capital Markets	0.7
Automobiles	0.6
Interactive Media & Services	0.4
Internet & Direct Marketing Retail	0.4
Diversified Consumer Services	0.4
Multiline Retail	0.2
Containers & Packaging	0.2
Unaffiliated Fund	0.1

121.1
Liabilities in excess of other assets	(21.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$161,470,319	$(161,470,319)	$ —

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $161,470,319:
Unaffiliated investments (cost $586,893,519)	$826,303,633
Affiliated investments (cost $169,405,953)	169,384,634
Receivable for investments sold	2,876,746
Dividends receivable	285,306
Receivable for Portfolio shares sold	55,752
Tax reclaim receivable	24,690
Prepaid expenses and other assets	62,960

Total Assets	998,993,721

LIABILITIES
Payable to broker for collateral for securities on loan	167,861,156
Payable for Portfolio shares purchased	7,415,015
Payable for investments purchased	794,058
Management fee payable	357,030
Accrued expenses and other liabilities	95,938
Distribution fee payable	22,929
Payable to affiliate	17,594
Trustees’ fees payable	1,734
Affiliated transfer agent fee payable	401

Total Liabilities	176,565,855

NET ASSETS	$822,427,866

Net assets were comprised of:
Partners’ Equity	$822,427,866

Net asset value and redemption price per share, $822,427,866 / 25,212,311 outstanding shares of beneficial interest	$32.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$2,847,382
Income from securities lending, net (including affiliated income of $419,459)	529,200
Affiliated dividend income	45,639

Total income	3,422,221

EXPENSES
Management fee	5,293,486
Distribution fee	1,709,340
Custodian and accounting fees	137,778
Legal fees and expenses	28,047
Audit fee	23,463
Trustees’ fees	18,620
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	5,556
Miscellaneous	27,763

Total expenses	7,251,089

NET INVESTMENT INCOME (LOSS)	(3,828,868)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $33,410)	78,560,363
Net change in unrealized appreciation (depreciation) on: Investments (including affiliated of $(31,158))	114,860,937
Foreign currencies	607

114,861,544

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	193,421,907

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$189,593,039

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,828,868)	$(3,804,175)
Net realized gain (loss) on investment and foreign currency transactions	78,560,363	88,013,443
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	114,861,544	141,378,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	189,593,039	225,587,594

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,098,996 and 5,243,176 shares, respectively]	208,029,285	107,839,140
Portfolio shares purchased [17,549,017 and 7,411,955 shares, respectively]	(363,269,483)	(161,293,622)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(155,240,198)	(53,454,482)

CAPITAL CONTRIBUTIONS	—	8,412

TOTAL INCREASE (DECREASE)	34,352,841	172,141,524
NET ASSETS:
Beginning of year	788,075,025	615,933,501

End of year	$822,427,866	$788,075,025

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.7%	Shares	Value
Aerospace & Defense — 1.5%
AAR Corp.	47,750	$1,729,505
Astronics Corp.*	64,100	848,043
BWX Technologies, Inc.	73,465	4,428,470
Ducommun, Inc.*	7,600	408,120
Hexcel Corp.(a)	63,921	3,099,529
Moog, Inc. (Class A Stock)	8,125	644,313
Triumph Group, Inc.	46,500	584,040

		11,742,020

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc.*	3,000	163,620
Echo Global Logistics, Inc.*	53,375	1,431,517
Hub Group, Inc. (Class A Stock)*	26,725	1,523,325

		3,118,462

Airlines — 0.4%
Allegiant Travel Co.	7,800	1,476,072
Hawaiian Holdings, Inc.	34,675	613,747
Spirit Airlines, Inc.*(a)	47,400	1,158,930

		3,248,749

Auto Components — 1.2%
Adient PLC*	61,600	2,141,832
American Axle & Manufacturing Holdings, Inc.*	114,700	956,598
Cooper Tire & Rubber Co.	32,275	1,307,137
Dana, Inc.	207,575	4,051,864
Goodyear Tire & Rubber Co. (The)	49,500	540,045

		8,997,476

Banks — 14.2%
1st Source Corp.	4,475	180,343
Amalgamated Bank (Class A Stock)	49,950	686,313
Ameris Bancorp(a)	56,130	2,136,869
Bancorp, Inc. (The)*	175,025	2,389,091
Bank of Commerce Holdings	11,100	109,890
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	206,802	6,443,950
BankUnited, Inc.	196,342	6,828,775
Banner Corp.	12,075	562,574
Bar Harbor Bankshares	46,150	1,042,528
Berkshire Hills Bancorp, Inc.	126,254	2,161,468
Boston Private Financial Holdings, Inc.	139,575	1,179,409
Business First Bancshares, Inc.	30,425	619,453
Cadence BanCorp	150,200	2,466,284
California BanCorp*	18,450	287,082
Capital Bancorp, Inc.*	11,850	165,071
Capstar Financial Holdings, Inc.	28,675	422,956
Cathay General Bancorp	16,075	517,454
Central Valley Community Bancorp	8,900	132,521
Chemung Financial Corp.	2,950	100,153
CIT Group, Inc.	26,400	947,760
Community Trust Bancorp, Inc.	12,596	466,682
ConnectOne Bancorp, Inc.	120,100	2,376,779
Customers Bancorp, Inc.*	125,640	2,284,135
Dime Community Bancshares, Inc.	43,025	678,504
Evans Bancorp, Inc.	7,575	208,615

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
FB Financial Corp.	5,135	$178,339
Financial Institutions, Inc.	41,050	923,625
First Bancorp	12,325	416,955
First BanCorp. (Puerto Rico)	281,900	2,599,118
First Business Financial Services, Inc.	17,075	314,351
First Choice Bancorp	19,600	362,404
First Community Corp.	9,100	154,609
First Financial Corp.	6,950	270,007
First Horizon Corp.	749,171	9,559,422
First Internet Bancorp	17,600	505,824
Flushing Financial Corp.	13,675	227,552
FNB Corp.	513,590	4,879,105
Great Southern Bancorp, Inc.	39,425	1,927,882
Hancock Whitney Corp.	104,000	3,538,080
Hanmi Financial Corp.	120,700	1,368,738
HBT Financial, Inc.	28,600	433,290
Heritage Commerce Corp.	19,100	169,417
Hilltop Holdings, Inc.	116,575	3,206,978
HomeTrust Bancshares, Inc.	10,750	207,583
Independent Bank Corp.	41,125	759,579
Investar Holding Corp.	34,200	565,668
Investors Bancorp, Inc.(a)	210,650	2,224,464
LCNB Corp.	16,400	240,916
Meridian Corp.	8,300	172,640
Metropolitan Bank Holding Corp.*	4,000	145,080
Midland States Bancorp, Inc.	9,650	172,446
Northrim BanCorp, Inc.	7,475	253,776
OceanFirst Financial Corp.	143,250	2,668,747
OFG Bancorp (Puerto Rico)	13,350	247,509
Old Second Bancorp, Inc.	31,850	321,685
Orrstown Financial Services, Inc.	16,375	271,006
PacWest Bancorp	14,219	361,163
Peapack-Gladstone Financial Corp.	38,300	871,708
Pinnacle Financial Partners, Inc.	107,372	6,914,757
Premier Financial Bancorp, Inc.	6,937	92,193
RBB Bancorp	10,200	156,876
Republic Bancorp, Inc. (Class A Stock)	6,496	234,311
Select Bancorp, Inc.*	105,700	1,000,979
Shore Bancshares, Inc.	9,125	133,225
Sierra Bancorp	11,575	276,874
Sterling Bancorp	240,722	4,328,182
TriCo Bancshares	13,825	487,746
TriState Capital Holdings, Inc.*	8,625	150,075
Umpqua Holdings Corp.	310,332	4,698,426
United Community Banks, Inc.	126,900	3,609,036
Univest Financial Corp.	133,357	2,744,487
Veritex Holdings, Inc.	80,926	2,076,561
Western Alliance Bancorp	96,963	5,812,932
Wintrust Financial Corp.	21,600	1,319,544

		109,950,529

Beverages — 0.3%
MGP Ingredients, Inc.(a)	48,280	2,272,057

Biotechnology — 1.1%
Acceleron Pharma, Inc.*	13,300	1,701,602
Akero Therapeutics, Inc.*(a)	28,625	738,525
BioCryst Pharmaceuticals, Inc.*(a)	69,275	516,099
Karyopharm Therapeutics, Inc.*(a)	36,925	571,599

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Minerva Neurosciences, Inc.*	60,300	$141,102
Novavax, Inc.*(a)	10,900	1,215,459
Scholar Rock Holding Corp.*(a)	35,650	1,730,094
Spectrum Pharmaceuticals, Inc.*	345,200	1,177,132
Spero Therapeutics, Inc.*(a)	47,940	929,557

		8,721,169

Building Products — 0.8%
Cornerstone Building Brands, Inc.*	33,000	306,240
Gibraltar Industries, Inc.*	6,700	481,998
Masonite International Corp.*	48,626	4,781,881
Quanex Building Products Corp.	30,750	681,727

		6,251,846

Capital Markets — 1.7%
Artisan Partners Asset Management, Inc. (Class A Stock)	7,700	387,618
BGC Partners, Inc. (Class A Stock)	35,825	143,300
Cowen, Inc. (Class A Stock)(a)	52,300	1,359,277
Federated Hermes, Inc.	31,600	912,924
Hercules Capital, Inc.(a)	343,146	4,948,165
Oppenheimer Holdings, Inc. (Class A Stock)	4,325	135,935
Piper Sandler Cos	8,275	834,948
Stifel Financial Corp.	60,425	3,049,045
Virtus Investment Partners, Inc.	4,800	1,041,600

		12,812,812

Chemicals — 4.2%
AdvanSix, Inc.*	5,800	115,942
Avient Corp.	56,725	2,284,883
Cabot Corp.	46,154	2,071,392
FutureFuel Corp.	33,175	421,322
Ingevity Corp.*	40,178	3,042,680
Innospec, Inc.	28,557	2,590,977
Koppers Holdings, Inc.*	56,000	1,744,960
Kraton Corp.*	12,275	341,122
Livent Corp.*(a)	207,218	3,903,987
Minerals Technologies, Inc.	7,025	436,393
Olin Corp.	95,633	2,348,746
Orion Engineered Carbons SA (Germany)	32,600	558,764
PQ Group Holdings, Inc.	22,700	323,702
Sensient Technologies Corp.	20,414	1,505,941
Trinseo SA	25,375	1,299,454
Tronox Holdings PLC (Class A Stock)	118,150	1,727,353
Valvoline, Inc.	168,293	3,894,300
W.R. Grace & Co.	76,047	4,168,897

		32,780,815

Commercial Services & Supplies — 2.8%
ABM Industries, Inc.	82,200	3,110,448
ACCO Brands Corp.	196,425	1,659,791
Clean Harbors, Inc.*	66,873	5,089,036
Harsco Corp.*	154,641	2,780,445
Heritage-Crystal Clean, Inc.*	6,200	130,634
Herman Miller, Inc.	37,500	1,267,500
HNI Corp.	11,700	403,182

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (cont’d.)
KAR Auction Services, Inc.	9,600	$178,656
Knoll, Inc.	68,250	1,001,910
Pitney Bowes, Inc.(a)	143,625	884,730
Quad/Graphics, Inc.	85,000	324,700
SP Plus Corp.*	16,000	461,280
Steelcase, Inc. (Class A Stock)	81,300	1,101,615
Team, Inc.*	267,749	2,918,464

		21,312,391

Communications Equipment — 0.9%
Harmonic, Inc.*(a)	301,321	2,226,762
KVH Industries, Inc.*	16,125	183,019
Viavi Solutions, Inc.*	302,130	4,524,397

		6,934,178

Construction & Engineering — 2.2%
API Group Corp., 144A*	76,600	1,390,290
Argan, Inc.	71,943	3,200,744
Dycom Industries, Inc.*	8,300	626,816
EMCOR Group, Inc.	29,200	2,670,632
Fluor Corp.(a)	61,400	980,558
Great Lakes Dredge & Dock Corp.*	82,725	1,089,488
MasTec, Inc.*	10,950	746,571
Primoris Services Corp.	116,000	3,202,760
Sterling Construction Co., Inc.*	87,800	1,633,958
Tutor Perini Corp.*	102,375	1,325,757

		16,867,574

Construction Materials — 0.1%
Summit Materials, Inc. (Class A Stock)*	32,500	652,600

Consumer Finance — 0.6%
Green Dot Corp. (Class A Stock)*	25,300	1,411,740
Navient Corp.	37,200	365,304
Nelnet, Inc. (Class A Stock)	7,800	555,672
Oportun Financial Corp.*	39,700	768,989
PROG Holdings, Inc.	26,100	1,406,007

		4,507,712

Containers & Packaging — 0.9%
Greif, Inc. (Class A Stock)	5,550	260,184
O-I Glass, Inc.	332,982	3,962,486
Pactiv Evergreen, Inc.*	14,200	257,588
Ranpak Holdings Corp.*	2,700	36,288
Silgan Holdings, Inc.	61,760	2,290,061

		6,806,607

Diversified Consumer Services — 0.4%
American Public Education, Inc.*	19,050	580,644
Houghton Mifflin Harcourt Co.*	346,925	1,155,260
WW International, Inc.*	39,425	961,970

		2,697,874

Diversified Financial Services — 0.0%
Marlin Business Services Corp.	23,925	292,842

Diversified Telecommunication Services — 0.6%
ATN International, Inc.(a)	16,000	668,160
Cogent Communications Holdings, Inc.	33,368	1,997,742

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (cont’d.)
Liberty Latin America Ltd. (Chile) (Class A Stock)*	109,175	$1,215,118
Liberty Latin America Ltd. (Chile) (Class C Stock)*(a)	85,785	951,356

		4,832,376

Electric Utilities — 2.8%
ALLETE, Inc.	27,700	1,715,738
Genie Energy Ltd. (Class B Stock)	18,175	131,042
Hawaiian Electric Industries, Inc.	41,170	1,457,006
IDACORP, Inc.	62,612	6,012,630
Portland General Electric Co.	279,006	11,933,087
Spark Energy, Inc. (Class A Stock)(a)	59,825	572,525

		21,822,028

Electrical Equipment — 0.6%
Powell Industries, Inc.	21,325	628,874
Regal Beloit Corp.	31,391	3,855,129
Thermon Group Holdings, Inc.*	29,300	457,959

		4,941,962

Electronic Equipment, Instruments & Components — 2.2%
Bel Fuse, Inc. (Class B Stock)	53,125	798,469
Belden, Inc.	29,637	1,241,790
Benchmark Electronics, Inc.	74,750	2,018,998
Fabrinet (Thailand)*	14,600	1,132,814
Methode Electronics, Inc.	9,800	375,144
Rogers Corp.*	21,174	3,288,110
Sanmina Corp.*	95,093	3,032,516
ScanSource, Inc.*	86,700	2,287,146
TTM Technologies, Inc.*	96,325	1,328,803
Vishay Intertechnology, Inc.	64,000	1,325,440

		16,829,230

Energy Equipment & Services — 1.1%
Cactus, Inc. (Class A Stock)	49,723	1,296,279
ChampionX Corp.*	43,700	668,610
DMC Global, Inc.(a)	42,397	1,833,670
Helix Energy Solutions Group, Inc.*	32,000	134,400
Liberty Oilfield Services, Inc. (Class A Stock)(a)	31,300	322,703
Matrix Service Co.*	52,050	573,591
National Energy Services Reunited Corp.*	31,700	314,781
NexTier Oilfield Solutions, Inc.*	127,175	437,482
Oceaneering International, Inc.*	75,400	599,430
Oil States International, Inc.*	26,400	132,528
Patterson-UTI Energy, Inc.	44,800	235,648
ProPetro Holding Corp.*	10,700	79,073
Select Energy Services, Inc. (Class A Stock)*	374,308	1,534,663

		8,162,858

Entertainment — 0.1%
Cinemark Holdings, Inc.(a)	60,600	1,055,046

Equity Real Estate Investment Trusts (REITs) — 6.2%
Acadia Realty Trust	32,275	457,982
Agree Realty Corp.	3,200	213,056

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Alexander & Baldwin, Inc.	72,525	$1,245,980
American Assets Trust, Inc.	11,500	332,120
American Campus Communities, Inc.	72,044	3,081,322
American Finance Trust, Inc.	85,425	634,708
Armada Hoffler Properties, Inc.	132,325	1,484,686
Bluerock Residential Growth REIT, Inc.	4,300	54,481
Broadstone Net Lease, Inc. (Class A Stock)(a)	45,700	894,806
BRT Apartments Corp.	7,050	107,160
CareTrust REIT, Inc.	10,800	239,544
CatchMark Timber Trust, Inc. (Class A Stock)	61,975	580,086
Centerspace	7,500	529,800
Chatham Lodging Trust	18,700	201,960
City Office REIT, Inc.	164,075	1,603,013
Columbia Property Trust, Inc.	217,362	3,116,971
CorePoint Lodging, Inc.	55,425	381,324
Corporate Office Properties Trust	92,141	2,403,037
Cousins Properties, Inc.(a)	45,114	1,511,319
DiamondRock Hospitality Co.	244,850	2,020,012
Essential Properties Realty Trust, Inc.(a)	25,300	536,360
First Industrial Realty Trust, Inc.	18,775	790,991
Getty Realty Corp.	11,800	324,972
Gladstone Commercial Corp.	49,450	890,100
Global Medical REIT, Inc.	13,650	178,269
Global Net Lease, Inc.	99,300	1,702,002
Healthcare Realty Trust, Inc.	55,800	1,651,680
Highwoods Properties, Inc.	20,350	806,471
Hudson Pacific Properties, Inc.	14,150	339,883
Innovative Industrial Properties, Inc.(a)	1,800	329,634
Kite Realty Group Trust	28,350	424,116
Lexington Realty Trust	199,978	2,123,766
Monmouth Real Estate Investment Corp.	5,650	97,858
National Health Investors, Inc.	1,200	83,004
New Senior Investment Group, Inc.	208,775	1,081,455
Office Properties Income Trust	5,600	127,232
Physicians Realty Trust	12,575	223,835
Piedmont Office Realty Trust, Inc. (Class A Stock)	34,900	566,427
Plymouth Industrial REIT, Inc.	5,600	84,000
PotlatchDeltic Corp.	36,200	1,810,724
QTS Realty Trust, Inc. (Class A Stock)(a)	1,000	61,880
Retail Properties of America, Inc. (Class A Stock)	133,225	1,140,406
Retail Value, Inc.	16,900	251,303
RLJ Lodging Trust	26,647	377,055
Ryman Hospitality Properties, Inc.	2,700	182,952
Sabra Health Care REIT, Inc.	89,825	1,560,260
Service Properties Trust	25,300	290,697
SITE Centers Corp.	70,700	715,484
STAG Industrial, Inc.	62,950	1,971,594
Summit Hotel Properties, Inc.	15,500	139,655
Sunstone Hotel Investors, Inc.	211,402	2,395,185
Urban Edge Properties	116,075	1,502,010

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Xenia Hotels & Resorts, Inc.	151,225	$2,298,620

		48,153,247

Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	7,100	174,021
BJ’s Wholesale Club Holdings, Inc.*	42,307	1,577,205
Performance Food Group Co.*	46,300	2,204,343
Rite Aid Corp.*(a)	88,775	1,405,308
SpartanNash Co.	75,800	1,319,678

		6,680,555

Food Products — 3.1%
Bunge Ltd.	10,700	701,706
Cal-Maine Foods, Inc.*(a)	56,332	2,114,703
Hain Celestial Group, Inc. (The)*	61,973	2,488,216
Hostess Brands, Inc.*(a)	272,803	3,993,836
Ingredion, Inc.	57,126	4,494,103
Sanderson Farms, Inc.	29,166	3,855,745
Seneca Foods Corp. (Class A Stock)*	11,300	450,870
TreeHouse Foods, Inc.*	140,853	5,984,844

		24,084,023

Gas Utilities — 1.0%
New Jersey Resources Corp.	25,600	910,080
Southwest Gas Holdings, Inc.	29,475	1,790,606
Spire, Inc.	77,636	4,971,810

		7,672,496

Health Care Equipment & Supplies — 1.9%
Apyx Medical Corp.*	102,475	737,820
Envista Holdings Corp.*	147,512	4,975,580
Integra LifeSciences Holdings Corp.*	69,608	4,518,951
NuVasive, Inc.*	46,608	2,625,429
Orthofix Medical, Inc.*	46,925	2,016,836

		14,874,616

Health Care Providers & Services — 1.4%
American Renal Associates Holdings, Inc.*(a)	35,725	409,051
Cross Country Healthcare, Inc.*	139,500	1,237,365
Hanger, Inc.*	26,725	587,683
MEDNAX, Inc.*(a)	82,525	2,025,164
National HealthCare Corp.	17,039	1,131,560
Surgery Partners, Inc.*	70,925	2,057,534
Tenet Healthcare Corp.*	63,350	2,529,565
Tivity Health, Inc.*(a)	57,675	1,129,853

		11,107,775

Hotels, Restaurants & Leisure — 1.9%
Brinker International, Inc.	43,200	2,443,824
Caesars Entertainment, Inc.*	44,800	3,327,296
Dine Brands Global, Inc.	13,300	771,400
Marriott Vacations Worldwide Corp.	17,600	2,415,072
Penn National Gaming, Inc.*(a)	32,350	2,794,070
Scientific Games Corp.*	15,400	638,946
Texas Roadhouse, Inc.	24,139	1,886,704

		14,277,312

COMMON STOCKS (continued)	Shares	Value
Household Durables — 1.0%
KB Home	24,300	$814,536
Lifetime Brands, Inc.	68,900	1,047,280
Meritage Homes Corp.*	18,425	1,525,959
Taylor Morrison Home Corp.*	77,350	1,984,027
TRI Pointe Group, Inc.*	27,600	476,100
Tupperware Brands Corp.*	28,000	906,920
Universal Electronics, Inc.*	22,750	1,193,465

		7,948,287

Household Products — 0.9%
Central Garden & Pet Co. (Class A Stock)*	58,375	2,120,764
Energizer Holdings, Inc.	44,253	1,866,591
Spectrum Brands Holdings, Inc.	38,272	3,022,723

		7,010,078

Independent Power & Renewable Electricity Producers — 0.8%
Atlantic Power Corp.*	110,875	232,838
Clearway Energy, Inc. (Class A Stock)	76,225	2,252,449
Clearway Energy, Inc. (Class C Stock)	46,425	1,482,350
Vistra Corp.	120,958	2,378,034

		6,345,671

Insurance — 2.1%
Ambac Financial Group, Inc.*	16,325	251,079
American Equity Investment Life Holding Co.	47,200	1,305,552
Argo Group International Holdings Ltd.	18,525	809,542
CNO Financial Group, Inc.	59,975	1,333,244
FedNat Holding Co.	12,725	75,332
First American Financial Corp.	23,250	1,200,397
Hanover Insurance Group, Inc. (The)	45,429	5,311,559
Heritage Insurance Holdings, Inc.	23,400	237,042
Horace Mann Educators Corp.	10,100	424,604
Kemper Corp.	40,725	3,128,902
ProAssurance Corp.	33,200	590,628
ProSight Global, Inc.*	33,200	425,956
Selective Insurance Group, Inc.	5,100	341,598
Stewart Information Services Corp.	14,400	696,384
United Insurance Holdings Corp.	53,175	304,161

		16,435,980

Interactive Media & Services — 0.6%
Cars.com, Inc.*	142,700	1,612,510
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	627,200	2,722,048

		4,334,558

Internet & Direct Marketing Retail — 0.1%
Overstock.com, Inc.*(a)	11,200	537,264

IT Services — 2.6%
CACI International, Inc. (Class A Stock)*	16,680	4,158,824
Conduent, Inc.*	806,600	3,871,680
ExlService Holdings, Inc.*	49,440	4,208,827
KBR, Inc.	117,850	3,645,101
ManTech International Corp. (Class A Stock)	34,500	3,068,430

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
StarTek, Inc.*	153,900	$1,157,328

		20,110,190

Leisure Products — 0.5%
Callaway Golf Co.	63,685	1,529,077
Vista Outdoor, Inc.*	99,194	2,356,849

		3,885,926

Machinery — 4.8%
Altra Industrial Motion Corp.	100,887	5,592,166
Barnes Group, Inc.	26,300	1,333,147
CIRCOR International, Inc.*	87,115	3,348,701
Columbus McKinnon Corp.	22,575	867,783
Enerpac Tool Group Corp.	98,883	2,235,745
EnPro Industries, Inc.	58,010	4,380,915
Gencor Industries, Inc.*	18,700	230,010
Hillenbrand, Inc.	42,853	1,705,549
ITT, Inc.	73,174	5,635,862
L.B. Foster Co. (Class A Stock)*	4,825	72,616
Manitowoc Co., Inc. (The)*	42,517	565,901
Meritor, Inc.*	67,000	1,869,970
Mueller Industries, Inc.	3,750	131,663
Navistar International Corp.*	9,575	420,917
SPX FLOW, Inc.*	33,015	1,913,549
Standex International Corp.	43,469	3,369,717
Terex Corp.	92,175	3,215,986

		36,890,197

Marine — 0.2%
Costamare, Inc. (Monaco)	201,925	1,671,939

Media — 1.3%
AMC Networks, Inc. (Class A Stock)*(a)	22,150	792,306
EW Scripps Co. (The) (Class A Stock)(a)	92,125	1,408,591
Gray Television, Inc.*	63,475	1,135,568
Meredith Corp.	13,925	267,360
Sinclair Broadcast Group, Inc. (Class A Stock)(a)	41,491	1,321,488
TEGNA, Inc.	392,678	5,477,858

		10,403,171

Metals & Mining — 1.8%
Alcoa Corp.*	60,700	1,399,135
Allegheny Technologies, Inc.*	89,400	1,499,238
Arconic Corp.*	45,300	1,349,940
Carpenter Technology Corp.	17,800	518,336
Cleveland-Cliffs, Inc.(a)	136,500	1,987,440
Commercial Metals Co.	160,242	3,291,371
Kaiser Aluminum Corp.	10,600	1,048,340
SunCoke Energy, Inc.	221,175	962,111
Warrior Met Coal, Inc.	74,825	1,595,269
Worthington Industries, Inc.	5,875	301,622

		13,952,802

Mortgage Real Estate Investment Trusts (REITs) — 2.2%
Apollo Commercial Real Estate Finance, Inc.	97,950	1,094,102

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ares Commercial Real Estate Corp.	97,700	$1,163,607
ARMOUR Residential REIT, Inc.	9,400	101,426
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	178,955	4,926,631
Colony Credit Real Estate, Inc.	14,250	106,875
Dynex Capital, Inc.(a)	119,953	2,135,163
Ellington Financial, Inc.	13,150	195,146
Granite Point Mortgage Trust, Inc.	20,600	205,794
Great Ajax Corp.	7,600	79,496
KKR Real Estate Finance Trust, Inc.	10,725	192,192
Ladder Capital Corp.	136,550	1,335,459
New York Mortgage Trust, Inc.	141,300	521,397
PennyMac Mortgage Investment Trust	57,175	1,005,708
Ready Capital Corp.	60,400	751,980
Redwood Trust, Inc.	167,025	1,466,480
TPG RE Finance Trust, Inc.	65,000	690,300
Two Harbors Investment Corp.(a)	186,800	1,189,916

		17,161,672

Multiline Retail — 0.6%
Big Lots, Inc.(a)	25,600	1,099,008
Dillard’s, Inc. (Class A Stock)(a)	16,800	1,059,240
Macy’s, Inc.(a)	228,500	2,570,625

		4,728,873

Multi-Utilities — 0.5%
Black Hills Corp.	49,420	3,036,859
NorthWestern Corp.	12,025	701,178

		3,738,037

Oil, Gas & Consumable Fuels — 2.2%
Arch Resources, Inc.(a)	27,200	1,190,544
Berry Corp.	191,925	706,284
Bonanza Creek Energy, Inc.*	30,500	589,565
CNX Resources Corp.*	20,700	223,560
CVR Energy, Inc.(a)	24,350	362,815
Delek US Holdings, Inc.	34,700	557,629
Dorian LPG Ltd.*	6,550	79,845
Evolution Petroleum Corp.	54,925	156,536
Falcon Minerals Corp.	112,000	352,800
Green Plains, Inc.*	32,400	426,708
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	138,025	974,457
Matador Resources Co.*(a)	92,400	1,114,344
Ovintiv, Inc.	32,100	460,956
Par Pacific Holdings, Inc.*	43,550	608,829
Parsley Energy, Inc. (Class A Stock)	130,727	1,856,323
PBF Energy, Inc. (Class A Stock)	19,200	136,320
PDC Energy, Inc.*	189,470	3,889,819
Renewable Energy Group, Inc.*(a)	40,300	2,854,046
REX American Resources Corp.*	3,200	235,104
Southwestern Energy Co.*	75,300	224,394

		17,000,878

Paper & Forest Products — 0.8%
Boise Cascade Co.	21,400	1,022,920
Domtar Corp.	56,500	1,788,225
Glatfelter Corp.	8,365	137,019

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULEOF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (cont’d.)
Louisiana-Pacific Corp.	11,800	$438,606
Neenah, Inc.	10,700	591,924
Schweitzer-Mauduit International, Inc.	39,472	1,587,169
Verso Corp. (Class A Stock)	40,125	482,302

		6,048,165

Personal Products — 0.2%
Edgewell Personal Care Co.	41,850	1,447,173

Pharmaceuticals — 1.5%
ANI Pharmaceuticals, Inc.*	27,400	795,696
Endo International PLC*	470,750	3,379,985
Kala Pharmaceuticals, Inc.*(a)	44,950	304,761
Lannett Co., Inc.*(a)	238,901	1,557,635
Prestige Consumer Healthcare, Inc.*	103,497	3,608,940
Revance Therapeutics, Inc.*	29,400	833,196
WaVe Life Sciences Ltd.*(a)	93,900	738,993
Zogenix, Inc.*	8,575	171,414

		11,390,620

Professional Services — 2.7%
Barrett Business Services, Inc.	9,300	634,353
Heidrick & Struggles International, Inc.	97,175	2,855,002
Huron Consulting Group, Inc.*	70,558	4,159,394
ICF International, Inc.	14,375	1,068,494
Insperity, Inc.	7,300	594,366
Kelly Services, Inc. (Class A Stock)	200,104	4,116,139
Korn Ferry	134,323	5,843,050
TrueBlue, Inc.*	74,725	1,396,610

		20,667,408

Real Estate Management & Development — 0.9%
Newmark Group, Inc. (Class A Stock)	662,692	4,831,025
Realogy Holdings Corp.*	176,075	2,310,104

		7,141,129

Road & Rail — 0.5%
ArcBest Corp.	94,128	4,016,442

Semiconductors & Semiconductor Equipment — 1.0%
GSI Technology, Inc.*	21,500	159,100
MACOM Technology Solutions
Holdings, Inc.*	71,682	3,945,377
Photronics, Inc.*	82,550	921,258
SMART Global Holdings, Inc.*(a)	70,200	2,641,626

		7,667,361

Software — 0.1%
Verint Systems, Inc.*	16,075	1,079,919

Specialty Retail — 3.2%
Aaron’s Co., Inc. (The)*	13,050	247,428
Abercrombie & Fitch Co. (Class A Stock)	75,500	1,537,180
American Eagle Outfitters, Inc.(a)	137,808	2,765,806
Bed Bath & Beyond, Inc.(a)	79,000	1,403,040
Citi Trends, Inc.	26,150	1,299,132
Conn’s, Inc.*	15,600	182,364
GameStop Corp. (Class A Stock)*(a)	59,300	1,117,212
Genesco, Inc.*	31,800	956,862

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
Guess?, Inc.(a)	102,700	$2,323,074
MarineMax, Inc.*	6,700	234,701
Michaels Cos., Inc. (The)*(a)	64,300	836,543
Murphy USA, Inc.	53,056	6,943,439
ODP Corp. (The)	52,287	1,532,009
Rent-A-Center, Inc.	31,225	1,195,605
Signet Jewelers Ltd.(a)	42,825	1,167,838
Sonic Automotive, Inc. (Class A Stock)(a)	15,300	590,121
Zumiez, Inc.*	7,656	281,588

		24,613,942

Technology Hardware, Storage & Peripherals — 0.2%
Diebold Nixdorf, Inc.*(a)	176,050	1,876,693

Textiles, Apparel & Luxury Goods —1.4%
Carter’s, Inc.	20,426	1,921,474
Deckers Outdoor Corp.*	8,450	2,423,291
G-III Apparel Group Ltd.*	53,000	1,258,220
Oxford Industries, Inc.	29,766	1,949,971
Steven Madden Ltd.	82,495	2,913,723

		10,466,679

Thrifts & Mortgage Finance — 4.1%
Bridgewater Bancshares, Inc.*	56,300	703,187
ESSA Bancorp, Inc.	6,150	92,250
Essent Group Ltd.	64,750	2,797,200
Flagstar Bancorp, Inc.	100,550	4,098,418
FS Bancorp, Inc.	4,850	265,780
HomeStreet, Inc.	19,775	667,406
Kearny Financial Corp.	81,700	862,752
Luther Burbank Corp.	44,925	440,265
Meta Financial Group, Inc.	40,100	1,466,056
MGIC Investment Corp.	562,613	7,060,793
MMA Capital Holdings, Inc.*	5,375	132,225
Mr. Cooper Group, Inc.*	99,750	3,095,242
NMI Holdings, Inc. (Class A Stock)*	20,100	455,265
OP Bancorp	37,491	288,681
Premier Financial Corp.	12,300	282,900
Provident Bancorp, Inc.	56,800	681,600
Provident Financial Holdings, Inc.	4,725	74,230
Provident Financial Services, Inc.	175,035	3,143,629
Radian Group, Inc.	109,050	2,208,262
Security National Financial Corp. (Class A Stock)*	17,380	145,123
Territorial Bancorp, Inc.	4,875	117,146
Walker & Dunlop, Inc.	22,125	2,035,943
WSFS Financial Corp.	4,325	194,106

		31,308,459

Trading Companies & Distributors — 2.2%
Applied Industrial Technologies, Inc.	2,900	226,171
Beacon Roofing Supply, Inc.*	26,650	1,071,064
BMC Stock Holdings, Inc.*	30,700	1,647,976
DXP Enterprises, Inc.*	15,500	344,565
GMS, Inc.*	100,000	3,048,000
MRC Global, Inc.*	40,675	269,675
NOW, Inc.*	246,825	1,772,203
Rush Enterprises, Inc. (Class A Stock)	33,212	1,375,641

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (cont’d.)
Veritiv Corp.*	21,150	$439,709
WESCO International, Inc.*(a)	83,500	6,554,750

		16,749,754

Water Utilities — 0.1%
Consolidated Water Co., Ltd. (Cayman Islands)	32,425	390,721

Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	81,100	902,643

TOTAL COMMON STOCKS (cost $619,103,220)		762,383,868

EXCHANGE-TRADED FUND — 0.2%
SPDR S&P Regional Banking ETF(a) (cost $1,246,253)	29,745	1,545,252

TOTAL LONG-TERM INVESTMENTS (cost $620,349,473)		763,929,120

SHORT-TERM INVESTMENTS — 11.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	14,859,587	14,859,587
PGIM Institutional Money Market Fund (cost $74,728,346; includes $74,716,120 of cash collateral for securities on loan)(b)(w)	74,756,442	74,719,064

TOTAL SHORT-TERM INVESTMENTS (cost $89,587,933)		89,578,651

TOTAL INVESTMENTS — 110.5% (cost $709,937,406)		853,507,771
Liabilities in excess of other assets(z) — (10.5)%		(81,069,474)

NET ASSETS — 100.0%		$772,438,297

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $72,276,157; cash collateral of $74,716,120 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Position:
135	Russell 2000 E-Mini Index	Mar. 2021	$13,329,900	$370,383

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$1,070,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$11,742,020	$—	$—
Air Freight & Logistics	3,118,462	—	—
Airlines	3,248,749	—	—
Auto Components	8,997,476	—	—
Banks	109,950,529	—	—
Beverages	2,272,057	—	—
Biotechnology	8,721,169	—	—
Building Products	6,251,846	—	—
Capital Markets	12,812,812	—	—
Chemicals	32,780,815	—	—
Commercial Services & Supplies	21,312,391	—	—
Communications Equipment	6,934,178	—	—
Construction & Engineering	16,867,574	—	—
Construction Materials	652,600	—	—
Consumer Finance	4,507,712	—	—
Containers & Packaging	6,806,607	—	—
Diversified Consumer Services	2,697,874	—	—
Diversified Financial Services	292,842	—	—
Diversified Telecommunication Services	4,832,376	—	—
Electric Utilities	21,822,028	—	—
Electrical Equipment	4,941,962	—	—
Electronic Equipment, Instruments & Components	16,829,230	—	—
Energy Equipment & Services	8,162,858	—	—
Entertainment	1,055,046	—	—
Equity Real Estate Investment Trusts (REITs)	48,153,247	—	—
Food & Staples Retailing	6,680,555	—	—
Food Products	24,084,023	—	—
Gas Utilities	7,672,496	—	—
Health Care Equipment & Supplies	14,874,616	—	—
Health Care Providers & Services	11,107,775	—	—
Hotels, Restaurants & Leisure	14,277,312	—	—
Household Durables	7,948,287	—	—
Household Products	7,010,078	—	—
Independent Power & Renewable Electricity Producers	6,345,671	—	—
Insurance	16,435,980	—	—
Interactive Media & Services	4,334,558	—	—
Internet & Direct Marketing Retail	537,264	—	—
IT Services	20,110,190	—	—
Leisure Products	3,885,926	—	—
Machinery	36,890,197	—	—
Marine	1,671,939	—	—
Media	10,403,171	—	—
Metals & Mining	13,952,802	—	—
Mortgage Real Estate Investment Trusts (REITs)	17,161,672	—	—
Multiline Retail	4,728,873	—	—
Multi-Utilities	3,738,037	—	—
Oil, Gas & Consumable Fuels	17,000,878	—	—
Paper & Forest Products	6,048,165	—	—
Personal Products	1,447,173	—	—
Pharmaceuticals	11,390,620	—	—
Professional Services	20,667,408	—	—
Real Estate Management & Development	7,141,129	—	—
Road & Rail	4,016,442	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$7,667,361	$—	$—
Software	1,079,919	—	—
Specialty Retail	24,613,942	—	—
Technology Hardware, Storage & Peripherals	1,876,693	—	—
Textiles, Apparel & Luxury Goods	10,466,679	—	—
Thrifts & Mortgage Finance	31,308,459	—	—
Trading Companies & Distributors	16,749,754	—	—
Water Utilities	390,721	—	—
Wireless Telecommunication Services	902,643	—	—
Exchange-Traded Fund	1,545,252	—	—
Affiliated Mutual Funds	89,578,651	—	—

Total	$853,507,771	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$370,383	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	14.2%
Affiliated Mutual Funds (9.7% represents investments purchased with collateral from securities on loan)	11.6
Equity Real Estate Investment Trusts (REITs)	6.2
Machinery	4.8
Chemicals	4.2
Thrifts & Mortgage Finance	4.1
Specialty Retail	3.2
Food Products	3.1
Electric Utilities	2.8
Commercial Services & Supplies	2.8
Professional Services	2.7
IT Services	2.6
Mortgage Real Estate Investment Trusts (REITs)	2.2
Oil, Gas & Consumable Fuels	2.2
Construction & Engineering	2.2
Electronic Equipment, Instruments & Components	2.2
Trading Companies & Distributors	2.2
Insurance	2.1
Health Care Equipment & Supplies	1.9
Hotels, Restaurants & Leisure	1.9
Metals & Mining	1.8
Capital Markets	1.7
Aerospace & Defense	1.5
Pharmaceuticals	1.5
Health Care Providers & Services	1.4
Textiles, Apparel & Luxury Goods	1.4
Media	1.3
Auto Components	1.2
Biotechnology	1.1
Energy Equipment & Services	1.1
Household Durables	1.0

Gas Utilities	1.0%
Semiconductors & Semiconductor Equipment	1.0
Real Estate Management & Development	0.9
Household Products	0.9
Communications Equipment	0.9
Containers & Packaging	0.9
Food & Staples Retailing	0.9
Independent Power & Renewable Electricity Producers	0.8
Building Products	0.8
Paper & Forest Products	0.8
Electrical Equipment	0.6
Diversified Telecommunication Services	0.6
Multiline Retail	0.6
Consumer Finance	0.6
Interactive Media & Services	0.6
Road & Rail	0.5
Leisure Products	0.5
Multi-Utilities	0.5
Airlines	0.4
Air Freight & Logistics	0.4
Diversified Consumer Services	0.4
Beverages	0.3
Technology Hardware, Storage & Peripherals	0.2
Marine	0.2
Exchange-Traded Fund	0.2
Personal Products	0.2
Software	0.1
Entertainment	0.1
Wireless Telecommunication Services	0.1
Construction Materials	0.1
Internet & Direct Marketing Retail	0.1
Water Utilities	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Diversified Financial Services	0.0 *%

110.5
Liabilities in excess of other assets	(10.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$370,383	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,434,846

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$261,703

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)
$7,342,344

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$72,276,157	$(72,276,157)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $72,276,157:
Unaffiliated investments (cost $620,349,473)	$763,929,120
Affiliated investments (cost $89,587,933)	89,578,651
Receivable for investments sold	3,286,298
Dividends receivable	1,222,917
Deposit with broker for centrally cleared/exchange-traded derivatives	1,070,000
Tax reclaim receivable	7,483
Receivable for Portfolio shares sold	5,764
Prepaid expenses	7,372

Total Assets	859,107,605

LIABILITIES
Payable to broker for collateral for securities onloan	74,716,120
Payable for Portfolio shares purchased	9,758,875
Payable for investments purchased	1,753,977
Management fee payable	285,138
Accrued expenses and other liabilities	112,900
Distribution fee payable	21,303
Due to broker-variation margin futures	11,475
Payable to affiliate	7,483
Trustees’ fees payable	1,636
Affiliated transfer agent fee payable	401

Total Liabilities	86,669,308

NET ASSETS	$772,438,297

Net assets were comprised of:
Partners’ Equity	$772,438,297

Net asset value and redemption price per share, $772,438,297 / 26,437,656 outstanding shares of beneficial interest	$29.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $14,595 foreign withholding tax)	$9,785,829
Income from securities lending, net (including affiliated income of $150,368)	342,245
Affiliated dividend income	87,685

Total income	10,215,759

EXPENSES
Management fee	3,958,447
Distribution fee	1,360,859
Custodian and accounting fees	181,143
Legal fees and expenses	27,760
Audit fee	26,363
Trustees’ fees	16,650
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	6,382
Miscellaneous	27,148

Total expenses	5,611,788

NET INVESTMENT INCOME (LOSS)	4,603,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16,945))	(87,782,953)
Futures transactions	2,434,846

(85,348,107)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(14,197))	83,094,860
Futures	261,703

83,356,563

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(1,991,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,612,427

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,603,971	$6,333,255
Net realized gain (loss) on investment and foreign currency transactions	(85,348,107)	(8,658,937)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	83,356,563	131,516,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,612,427	129,190,410

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [17,658,383 and 11,488,119 shares, respectively]	381,919,005	302,641,390
Portfolio shares purchased [16,233,565 and 11,278,707 shares, respectively]	(336,687,775)	(296,271,100)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	45,231,230	6,370,290

CAPITAL CONTRIBUTIONS	—	913

TOTAL INCREASE (DECREASE)	47,843,657	135,561,613
NET ASSETS:
Beginning of year	724,594,640	589,033,027

End of year	$772,438,297	$724,594,640

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value
Auto Components — 1.4%
Aptiv PLC	381,914	$49,759,575
Biotechnology — 1.7% Incyte Corp.*	242,994	21,135,618
Vertex Pharmaceuticals, Inc.*	174,832	41,319,795

		62,455,413

Capital Markets — 2.1%
Charles Schwab Corp. (The)	346,943	18,401,857
Goldman Sachs Group, Inc. (The)	93,574	24,676,399
S&P Global, Inc.	65,294	21,464,097
XP, Inc. (Brazil) (Class A Stock)*	262,263	10,403,973

		74,946,326

Electric Utilities — 1.1%
NextEra Energy, Inc.	488,272	37,670,185

Entertainment — 4.5%
Netflix, Inc.*	174,836	94,539,070
Sea Ltd. (Taiwan), ADR*	48,209	9,596,001
Spotify Technology SA*	184,766	58,138,470

		162,273,541

Health Care Equipment & Supplies — 4.8%
Becton, Dickinson & Co.	113,056	28,288,873
Intuitive Surgical, Inc.*	84,292	68,959,285
Stryker Corp.	304,479	74,609,534

		171,857,692

Health Care Providers & Services — 7.3%
Anthem, Inc.	49,641	15,939,229
Centene Corp.*	363,045	21,793,591
Cigna Corp.	378,137	78,720,561
HCA Healthcare, Inc.	249,242	40,990,339
Humana, Inc.	77,249	31,692,947
UnitedHealth Group, Inc.	207,883	72,900,411

		262,037,078

Hotels, Restaurants & Leisure — 1.2%
Airbnb, Inc. (Class A Stock)*	15,960	2,342,928
Chipotle Mexican Grill, Inc.*	16,689	23,142,803
DraftKings, Inc. (Class A Stock)*(a)	403,963	18,808,517

		44,294,248

Interactive Media & Services — 18.1%
Alphabet, Inc. (Class A Stock)*	98,481	172,601,740
Alphabet, Inc. (Class C Stock)*	39,193	68,661,433
Facebook, Inc. (Class A Stock)*	681,940	186,278,730
IAC/InterActiveCorp*	114,278	21,638,539
Match Group, Inc.*	269,294	40,714,560
Snap, Inc. (Class A Stock)*	1,837,798	92,018,546
Tencent Holdings Ltd. (China), ADR(a)	964,680	69,350,845

		651,264,393

Internet & Direct Marketing Retail — 11.8%
Alibaba Group Holding Ltd. (China), ADR*	298,680	69,511,796
Amazon.com, Inc.*	90,586	295,032,261
Booking Holdings, Inc.*	18,895	42,084,267

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
DoorDash, Inc. (Class A Stock)*(a)	12,935	$1,846,471
Farfetch Ltd. (United Kingdom) (Class A Stock)*	232,700	14,848,587

		423,323,382

IT Services — 12.2%
Fidelity National Information Services, Inc.	151,898	21,487,491
Global Payments, Inc.	614,784	132,436,769
MongoDB, Inc.*(a)	64,327	23,095,966
PayPal Holdings, Inc.*	418,186	97,939,161
Shopify, Inc. (Canada) (Class A Stock)*	3,614	4,090,867
Snowflake, Inc. (Class A Stock)*(a)	11,609	3,266,773
Visa, Inc. (Class A Stock)(a)	670,243	146,602,252
Wix.com Ltd. (Israel)*	41,079	10,268,107

		439,187,386

Life Sciences Tools & Services — 0.8%
Avantor, Inc.*	1,032,370	29,061,215

Machinery — 0.9%
Ingersoll Rand, Inc.*	735,576	33,512,843

Multiline Retail — 1.7%
Dollar General Corp.	293,489	61,720,737

Professional Services — 0.8%
CoStar Group, Inc.*	30,167	27,882,755

Road & Rail — 0.5%
Norfolk Southern Corp.	72,380	17,198,212

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices, Inc.*	289,460	26,546,376
ASML Holding NV (Netherlands)(a)	115,968	56,559,913
Marvell Technology Group Ltd.	429,274	20,407,686

		103,513,975

Software — 16.5%
Intuit, Inc.	243,830	92,618,825
Microsoft Corp.	1,082,999	240,880,638
RingCentral, Inc. (Class A Stock)*	34,978	13,255,613
salesforce.com, Inc.*	523,671	116,532,508
ServiceNow, Inc.*	93,351	51,383,191
Slack Technologies, Inc. (Class A Stock)*	222,681	9,406,045
Splunk, Inc.*	254,071	43,164,122
Synopsys, Inc.*	101,529	26,320,378

		593,561,320

Specialty Retail — 3.0%
CarMax, Inc.*(a)	169,630	16,023,250
Carvana Co.*(a)	118,796	28,456,394
Ross Stores, Inc.	525,805	64,574,112

		109,053,756

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	1,245,161	165,220,413

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.*	83,863	29,186,840

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. (Class B Stock)	191,403	$27,077,782

		56,264,622

TOTAL LONG-TERM INVESTMENTS (cost $2,042,022,893)		3,576,059,067

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	23,722,249	23,722,249
PGIM Institutional Money Market Fund (cost $157,306,619; includes $157,271,631 of cash collateral for securities on loan)(b)(w)	157,374,816	157,296,128

TOTAL SHORT-TERM INVESTMENTS (cost $181,028,868)		181,018,377

TOTAL INVESTMENTS — 104.6% (cost $2,223,051,761)		3,757,077,444
Liabilities in excess of other assets — (4.6)%		(164,019,752)

NET ASSETS — 100.0%		$3,593,057,692

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $152,883,403; cash collateral of $157,271,631 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Auto Components	$49,759,575	$—	$—
Biotechnology	62,455,413	—	—
Capital Markets	74,946,326	—	—
Electric Utilities	37,670,185	—	—
Entertainment	162,273,541	—	—
Health Care Equipment & Supplies	171,857,692	—	—
Health Care Providers & Services	262,037,078	—	—
Hotels, Restaurants & Leisure	44,294,248	—	—
Interactive Media & Services	651,264,393	—	—
Internet & Direct Marketing Retail	423,323,382	—	—
IT Services	439,187,386	—	—
Life Sciences Tools & Services	29,061,215	—	—
Machinery	33,512,843	—	—
Multiline Retail	61,720,737	—	—
Professional Services	27,882,755	—	—
Road & Rail	17,198,212	—	—
Semiconductors & Semiconductor Equipment	103,513,975	—	—
Software	593,561,320	—	—
Specialty Retail	109,053,756	—	—
Technology Hardware, Storage & Peripherals	165,220,413	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$56,264,622	$—	$—
Affiliated Mutual Funds	181,018,377	—	—

Total	$3,757,077,444	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Interactive Media & Services	18.1%
Software	16.5
IT Services	12.2
Internet & Direct Marketing Retail	11.8
Health Care Providers & Services	7.3
Affiliated Mutual Funds (4.4% represents investmentspurchased with collateral from securities on loan)	5.1
Health Care Equipment & Supplies	4.8
Technology Hardware, Storage & Peripherals	4.6
Entertainment	4.5
Specialty Retail	3.0
Semiconductors & Semiconductor Equipment	2.9
Capital Markets	2.1
Biotechnology	1.7

Multiline Retail	1.7%
Textiles, Apparel & Luxury Goods	1.6
Auto Components	1.4
Hotels, Restaurants & Leisure	1.2
Electric Utilities	1.1
Machinery	0.9
Life Sciences Tools & Services	0.8
Professional Services	0.8
Road & Rail	0.5

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$152,883,403	$(152,883,403)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $152,883,403:
Unaffiliated investments (cost $2,042,022,893)	$3,576,059,067
Affiliated investments (cost $181,028,868)	181,018,377
Dividends receivable	334,951
Receivable for investments sold	289,028
Tax reclaim receivable	134,521
Receivable for Portfolio shares sold	14,234
Prepaid expenses	28,287

Total Assets	3,757,878,465

LIABILITIES
Payable to broker for collateral for securities on loan	157,271,631
Payable for Portfolio shares purchased	5,989,559
Management fee payable	925,987
Payable for investments purchased	216,677
Accrued expenses and other liabilities	179,338
Payable to affiliate	134,521
Distribution fee payable	97,837
Trustees’ fees payable	4,822
Affiliated transfer agent fee payable	401

Total Liabilities	164,820,773

NET ASSETS	$3,593,057,692

Net assets were comprised of:
Partners’ Equity	$3,593,057,692

Net asset value and redemption price per share, $3,593,057,692 / 55,687,791 outstanding shares of beneficial interest	$64.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $45,816 foreign withholding tax)	$12,779,314
Income from securities lending, net (including affiliated income of $664,244)	694,920
Affiliated dividend income	328,264

Total income	13,802,498

EXPENSES
Management fee	20,186,880
Distribution fee	7,483,479
Custodian and accounting fees	195,213
Trustees’ fees	49,320
Legal fees and expenses	37,557
Audit fee	24,763
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,915
Miscellaneous	66,192

Total expenses	28,055,355
Less: Fee waiver and/or expense reimbursement	(1,116,535)

Net expenses	26,938,820

NET INVESTMENT INCOME (LOSS)	(13,136,322)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(48,281))	432,340,184
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(26,692))	507,180,956

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	939,521,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$926,384,818

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(13,136,322)	$(2,566,112)
Net realized gain (loss) on investment and foreign currency transactions	432,340,184	145,300,898
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	507,180,956	526,415,851

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	926,384,818	669,150,637

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [21,712,781 and 7,382,267 shares, respectively]	1,031,189,962	302,135,030
Portfolio shares purchased [29,700,347 and 9,644,265 shares, respectively]	(1,303,210,109)	(405,477,496)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(272,020,147)	(103,342,466)

CAPITAL CONTRIBUTIONS	—	1,156

TOTAL INCREASE (DECREASE)	654,364,671	565,809,327
NET ASSETS:
Beginning of year	2,938,693,021	2,372,883,694

End of year	$3,593,057,692	$2,938,693,021

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 97.9%	Shares	Value
Aerospace & Defense — 0.8%
Boeing Co. (The)	112,463	$24,073,830

Air Freight & Logistics — 2.6%
United Parcel Service, Inc. (Class B Stock)	439,192	73,959,933

Airlines — 0.8%
Southwest Airlines Co.	514,863	23,997,764

Auto Components — 1.2%
Magna International, Inc. (Canada)	473,045	33,491,586

Banks — 7.0%
Bank of America Corp.	933,895	28,306,358
Fifth Third Bancorp	1,430,192	39,430,393
JPMorgan Chase & Co.	310,618	39,470,229
Signature Bank	141,080	19,086,713
Wells Fargo & Co.	2,430,964	73,366,494

		199,660,187

Beverages — 0.8%
Coca-Cola Co. (The)	444,354	24,368,373

Biotechnology — 2.0%
AbbVie, Inc.	405,400	43,438,609
Gilead Sciences, Inc.	242,291	14,115,874

		57,554,483

Building Products — 0.6%
Fortune Brands Home & Security, Inc.	194,547	16,676,569

Capital Markets — 6.2%
Charles Schwab Corp. (The)	833,436	44,205,445
Goldman Sachs Group, Inc. (The)	64,866	17,105,813
Morgan Stanley	1,331,430	91,242,898
State Street Corp.	341,194	24,832,099

		177,386,255

Chemicals — 3.4%
CF Industries Holdings, Inc.	832,671	32,232,694
DuPont de Nemours, Inc.(a)	911,953	64,848,978

		97,081,672

Commercial Services & Supplies — 0.5%
Stericycle, Inc.*	201,981	14,003,343

Communications Equipment — 1.6%
Cisco Systems, Inc.	1,032,890	46,221,827

Containers & Packaging — 1.8%
International Paper Co.	1,019,046	50,666,967

Diversified Financial Services — 0.9%
Equitable Holdings, Inc.	999,713	25,582,656

Electric Utilities — 5.8%
Edison International	510,872	32,092,979
Entergy Corp.	151,208	15,096,607
NextEra Energy, Inc.	536,513	41,391,978
Southern Co. (The)	1,270,226	78,029,983

		166,611,547

Electrical Equipment — 0.6%
Rockwell Automation, Inc.	69,650	17,468,916

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 0.9%
TE Connectivity Ltd.	221,024	$26,759,376

Energy Equipment & Services — 0.3%
Schlumberger NV	420,282	9,174,756

Entertainment — 1.3%
Walt Disney Co. (The)*	208,017	37,688,520

Equity Real Estate Investment Trusts (REITs) — 3.6%
AvalonBay Communities, Inc.	74,192	11,902,623
SL Green Realty Corp.(a)	212,312	12,649,549
Welltower, Inc.	282,395	18,248,365
Weyerhaeuser Co.	1,768,733	59,305,617

		102,106,154

Food & Staples Retailing — 0.9%
Walmart, Inc.	170,233	24,539,087

Food Products — 3.3%
Bunge Ltd.	378,153	24,799,274
Conagra Brands, Inc.	841,814	30,524,176
Tyson Foods, Inc. (Class A Stock)	604,631	38,962,421

		94,285,871

Health Care Equipment & Supplies — 5.7%
Becton, Dickinson & Co.(a)	168,812	42,240,139
Hologic, Inc.*	424,282	30,900,458
Medtronic PLC	510,153	59,759,323
Zimmer Biomet Holdings, Inc.	194,749	30,008,873

		162,908,793

Health Care Providers & Services — 1.5%
Anthem, Inc.	22,000	7,063,980
CVS Health Corp.	526,515	35,960,974

		43,024,954

Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.	304,311	18,136,936

Household Products — 0.7%
Kimberly-Clark Corp.	143,287	19,319,386

Industrial Conglomerates — 3.2%
General Electric Co.	8,408,812	90,815,170

Insurance — 7.6%
American International Group, Inc.	1,648,805	62,423,757
Chubb Ltd.	456,728	70,299,574
Marsh & McLennan Cos., Inc.	269,836	31,570,812
MetLife, Inc.	1,102,707	51,772,094

		216,066,237

Interactive Media & Services — 0.2%
Alphabet, Inc. (Class C Stock)*	2,600	4,554,888

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	47,896	22,308,999

Machinery — 2.4%
Caterpillar, Inc.	134,000	24,390,680
Cummins, Inc.	96,349	21,880,858
Illinois Tool Works, Inc.	112,665	22,970,140

		69,241,678

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Media — 2.8%
Comcast Corp. (Class A Stock)	720,823	$37,771,125
Fox Corp. (Class B Stock)	626,293	18,087,342
News Corp. (Class A Stock)	1,308,964	23,522,083

		79,380,550

Multiline Retail — 0.5%
Kohl’s Corp.	379,411	15,438,234

Multi-Utilities — 1.4%
Ameren Corp.	302,017	23,575,447
Sempra Energy	136,312	17,367,512

		40,942,959

Oil, Gas & Consumable Fuels — 5.5%
ConocoPhillips	624,551	24,975,794
Exxon Mobil Corp.	683,315	28,166,244
Pioneer Natural Resources Co.	148,445	16,906,401
TC Energy Corp. (Canada)(a)	577,983	23,535,468
TOTAL SE (France), ADR(a)	1,495,238	62,665,425

		156,249,332

Pharmaceuticals — 4.8%
Elanco Animal Health, Inc.*	813,573	24,952,284
Johnson & Johnson	316,251	49,771,582
Merck & Co., Inc.	203,964	16,684,255
Perrigo Co. PLC	362,141	16,194,946
Pfizer, Inc.	810,074	29,818,824

		137,421,891

Professional Services — 0.5%
Nielsen Holdings PLC	726,124	15,154,208

Semiconductors & Semiconductor Equipment — 7.1%
Applied Materials, Inc.	706,305	60,954,121
NXP Semiconductors NV (Netherlands)	145,414	23,122,280
QUALCOMM, Inc.	485,965	74,031,908
Texas Instruments, Inc.	268,027	43,991,272

		202,099,581

Software — 3.1%
Citrix Systems, Inc.	167,855	21,837,935
Microsoft Corp.	296,280	65,898,598

		87,736,533

Specialty Retail — 1.1%
TJX Cos., Inc. (The)	475,823	32,493,953

Tobacco — 1.5%
Philip Morris International, Inc.	524,127	43,392,474

TOTAL COMMON STOCKS (cost $2,317,052,051)		2,800,046,428

PREFERRED STOCKS — 1.4%
Electric Utilities — 0.4%
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	241,251	12,520,927

PREFERRED STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23	126,559	$6,977,198

Multi-Utilities — 0.8%
Sempra Energy, Series A, CVT, 6.000%, Maturing 01/15/21	167,565	16,716,284
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	45,382	4,707,475

		21,423,759

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	19,492	951,989

TOTAL PREFERRED STOCKS (cost $41,207,113)		41,873,873

TOTAL LONG-TERM INVESTMENTS (cost $2,358,259,164)		2,841,920,301

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUND — 2.6%
PGIM Institutional Money Market Fund (cost $72,551,109; includes $72,537,179 of cash collateral for securities on loan)(b)(w)	72,580,990	72,544,700

UNAFFILIATED FUND — 0.6%
JPMorgan US Government Money Market Fund, (Capital Shares) (cost $18,114,213)	18,114,213	18,114,213

TOTAL SHORT-TERM INVESTMENTS (cost $90,665,322)		90,658,913

TOTAL INVESTMENTS — 102.5% (cost $2,448,924,486)		2,932,579,214
Liabilities in excess of other assets — (2.5)%		(72,091,111)

NET ASSETS — 100.0%		$2,860,488,103

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $70,525,984; cash collateral of $72,537,179 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other
observable	inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$24,073,830	$—	$—
Air Freight & Logistics	73,959,933	—	—
Airlines	23,997,764	—	—
Auto Components	33,491,586	—	—
Banks	199,660,187	—	—
Beverages	24,368,373	—	—
Biotechnology	57,554,483	—	—
Building Products	16,676,569	—	—
Capital Markets	177,386,255	—	—
Chemicals	97,081,672	—	—
Commercial Services & Supplies	14,003,343	—	—
Communications Equipment	46,221,827	—	—
Containers & Packaging	50,666,967	—	—
Diversified Financial Services	25,582,656	—	—
Electric Utilities	166,611,547	—	—
Electrical Equipment	17,468,916	—	—
Electronic Equipment, Instruments & Components	26,759,376	—	—
Energy Equipment & Services	9,174,756	—	—
Entertainment	37,688,520	—	—
Equity Real Estate Investment Trusts (REITs)	102,106,154	—	—
Food & Staples Retailing	24,539,087	—	—
Food Products	94,285,871	—	—
Health Care Equipment & Supplies	162,908,793	—	—
Health Care Providers & Services	43,024,954	—	—
Hotels, Restaurants & Leisure	18,136,936	—	—
Household Products	19,319,386	—	—
Industrial Conglomerates	90,815,170	—	—
Insurance	216,066,237	—	—
Interactive Media & Services	4,554,888	—	—
Life Sciences Tools & Services	22,308,999	—	—
Machinery	69,241,678	—	—
Media	79,380,550	—	—
Multiline Retail	15,438,234	—	—
Multi-Utilities	40,942,959	—	—
Oil, Gas & Consumable Fuels	156,249,332	—	—
Pharmaceuticals	137,421,891	—	—
Professional Services	15,154,208	—	—
Semiconductors & Semiconductor Equipment	202,099,581	—	—
Software	87,736,533	—	—
Specialty Retail	32,493,953	—	—
Tobacco	43,392,474	—	—
Preferred Stocks
Electric Utilities	12,520,927	—	—
Health Care Equipment & Supplies	6,977,198	—	—
Multi-Utilities	21,423,759	—	—
Pharmaceuticals	951,989	—	—
Affiliated Mutual Fund	72,544,700	—	—
Unaffiliated Fund	18,114,213	—	—

Total	$2,932,579,214	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Insurance	7.6%
Semiconductors & Semiconductor Equipment	7.1
Banks	7.0
Electric Utilities	6.2
Capital Markets	6.2
Health Care Equipment & Supplies	5.9
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	4.8
Equity Real Estate Investment Trusts (REITs)	3.6
Chemicals	3.4
Food Products	3.3
Industrial Conglomerates	3.2
Software	3.1
Media	2.8
Air Freight & Logistics	2.6
Affiliated Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	2.6
Machinery	2.4
Multi-Utilities	2.2
Biotechnology	2.0
Containers & Packaging	1.8
Communications Equipment	1.6
Tobacco	1.5
Health Care Providers & Services	1.5
Entertainment	1.3

Auto Components	1.2%
Specialty Retail	1.1
Electronic Equipment, Instruments & Components	0.9
Diversified Financial Services	0.9
Food & Staples Retailing	0.9
Beverages	0.8
Aerospace & Defense	0.8
Airlines	0.8
Life Sciences Tools & Services	0.8
Household Products	0.7
Hotels, Restaurants & Leisure	0.6
Unaffiliated Fund	0.6
Electrical Equipment	0.6
Building Products	0.6
Multiline Retail	0.5
Professional Services	0.5
Commercial Services & Supplies	0.5
Energy Equipment & Services	0.3
Interactive Media & Services	0.2

102.5
Liabilities in excess of other assets	(2.5)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$70,525,984	$(70,525,984)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $70,525,984:
Unaffiliated investments (cost $2,376,373,377)	$2,860,034,514
Affiliated investments (cost $72,551,109)	72,544,700
Receivable for investments sold	8,480,555
Dividends and interest receivable	5,429,671
Tax reclaim receivable	2,042,149
Receivable for Portfolio shares sold	154,736
Receivable from affiliate	70,098
Prepaid expenses and other assets	41,350

Total Assets	2,948,797,773

LIABILITIES
Payable to broker for collateral for securities on loan	72,537,179
Payable for Portfolio shares purchased	11,449,789
Payable to affiliate	1,888,209
Payable for investments purchased	1,564,518
Management fee payable	604,976
Accrued expenses and other liabilities	182,575
Distribution fee payable	77,629
Trustees’ fees payable	4,394
Affiliated transfer agent fee payable	401

Total Liabilities	88,309,670

NET ASSETS	$2,860,488,103

Net assets were comprised of:
Partners’ Equity	$2,860,488,103

Net asset value and redemption price per share, $2,860,488,103 / 162,746,518 outstanding shares of beneficial interest	$17.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,333,507 foreign withholding tax, of which $70,098 is reimbursable by an affiliate)	$70,909,872
Income from securities lending, net (including affiliated income of $246,787)	266,682

Total income	71,176,554

EXPENSES
Management fee	13,992,209
Distribution fee	6,261,180
Custodian and accounting fees	173,742
Trustees’ fees	41,810
Legal fees and expenses	33,863
Audit fee	23,022
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	4,701
Miscellaneous	60,414

Total expenses	20,597,999
Less: Fee waiver and/or expense reimbursement	(699,445)

Net expenses	19,898,554

NET INVESTMENT INCOME (LOSS)	51,278,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(90,330))	(252,547,248)
Foreign currency transactions	304

(252,546,944)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(16,579))	220,103,575
Foreign currencies	(473)

220,103,102

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(32,443,842)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,834,158

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$51,278,000	$50,866,983
Net realized gain (loss) on investment and foreign currency transactions	(252,546,944)	188,957,766
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	220,103,102	217,540,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,834,158	457,365,135

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [114,027,171 and 18,749,445 shares, respectively]	1,579,195,186	290,593,451
Portfolio shares issued in merger [0 and 102,592,839, respectively]	—	1,616,863,138
Portfolio shares purchased [130,654,639 and 37,193,215 shares, respectively]	(1,827,260,904)	(577,304,137)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(248,065,718)	1,330,152,452

CAPITAL CONTRIBUTIONS	—	826

TOTAL INCREASE (DECREASE)	(229,231,560)	1,787,518,413
NET ASSETS:
Beginning of year	3,089,719,663	1,302,201,250

End of year	$2,860,488,103	$3,089,719,663

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS — 94.8%	Shares	Value
Agricultural & Farm Machinery — 2.7%
AGCO Corp.	26,164	$2,697,247
Deere & Co.	14,428	3,881,854
Lindsay Corp.	15,281	1,962,997
Toro Co. (The)	24,304	2,304,991

		10,847,089

Agricultural Products — 0.3%
Darling Ingredients, Inc.*	20,700	1,193,976

Aluminum — 0.5%
Norsk Hydro ASA (Norway)	420,989	1,957,788

Commodity Chemicals — 0.9%
Westlake Chemical Corp.	46,443	3,789,749

Communications Equipment — 0.2%
Bluescape Opportunities Acquisition Corp., UTS*	84,002	937,462

Construction Machinery & Heavy Trucks — 3.0%
Bucher Industries AG (Switzerland)	4,463	2,068,535
Caterpillar, Inc.	25,108	4,570,158
Epiroc AB (Sweden)(Class B Stock)	210,594	3,543,320
Metso Outotec OYJ (Finland)	203,386	2,041,069

		12,223,082

Copper — 3.6%
ERO Copper Corp. (Canada)*	190,605	3,057,706
Lundin Mining Corp. (Chile)	437,394	3,882,907
OZ Minerals Ltd. (Australia)	202,017	2,944,110
Southern Copper Corp. (Peru)(a)	71,518	4,657,252

		14,541,975

Diversified Chemicals — 0.6%
Huntsman Corp.	99,092	2,491,173

Diversified Metals & Mining — 5.4%
BHP Group Ltd. (Australia)	261,239	8,537,206
Boliden AB (Sweden)	239,210	8,508,890
IGO Ltd. (Australia)	625,193	3,082,226
South32 Ltd. (Australia)	897,457	1,713,757

		21,842,079

Electric Utilities — 3.6%
Entergy Corp.	26,643	2,660,037
Iberdrola SA (Spain)	135,745	1,939,811
IDACORP, Inc.	17,100	1,642,113
NextEra Energy, Inc.	55,146	4,254,514
Terna Rete Elettrica Nazionale SpA (Italy)	237,353	1,815,754
Xcel Energy, Inc.	30,421	2,028,168

		14,340,397

Electrical Components & Equipment — 2.8%
Array Technologies, Inc.*	90,812	3,917,630
Emerson Electric Co.	20,400	1,639,548
Hubbell, Inc.	13,800	2,163,702
Legrand SA (France)	4,494	402,778
Schneider Electric SE (France)	20,204	2,932,934

		11,056,592

COMMON STOCKS (continued)	Shares	Value
Fertilizers & Agricultural Chemicals — 0.8%
CF Industries Holdings, Inc.	77,743	$3,009,432

Forest Products — 1.4%
Svenska Cellulosa AB SCA (Sweden)(Class B Stock)*	181,437	3,159,948
West Fraser Timber Co. Ltd. (Canada)(a)	35,038	2,251,086

		5,411,034

Gas Utilities — 0.5%
National Fuel Gas Co.	47,324	1,946,436

Gold — 2.3%
Franco-Nevada Corp. (Canada)	9,654	1,210,447
Kirkland Lake Gold Ltd. (Canada)	38,775	1,602,298
Northern Star Resources Ltd. (Australia)	338,749	3,345,274
Perseus Mining Ltd. (Australia)*	883,980	882,632
Silver Lake Resources Ltd. (Australia)*	606,863	834,538
Wesdome Gold Mines Ltd. (Canada)*	176,200	1,470,064

		9,345,253

Industrial Gases — 6.2%
Air Liquide SA (France)	30,869	5,088,689
Air Products & Chemicals, Inc.	28,768	7,859,993
Linde PLC (United Kingdom)	44,556	11,740,951

		24,689,633

Industrial Machinery — 3.4%
Atlas Copco AB (Sweden)(Class B Stock)	49,662	2,218,151
Kadant, Inc.	12,802	1,804,826
Kennametal, Inc.	48,817	1,769,128
Sandvik AB (Sweden)*	94,903	2,332,685
Timken Co. (The)	16,143	1,248,823
Weir Group PLC (The) (United Kingdom)*	153,319	4,165,149

		13,538,762

Integrated Oil & Gas — 10.1%
Chevron Corp.	88,758	7,495,613
Equinor ASA (Norway)	448,685	7,553,061
Galp Energia SGPS SA (Portugal)	717,613	7,695,478
TOTAL SE (France)	411,608	17,759,850

		40,504,002

Metal & Glass Containers — 2.6%
Ball Corp.	53,059	4,944,038
Crown Holdings, Inc.*	23,872	2,391,974
Verallia SA (France), 144A	55,778	1,992,566
Vidrala SA (Spain)	9,788	1,137,443

		10,466,021

Multi-Utilities — 1.9%
Ameren Corp.	46,559	3,634,396
DTE Energy Co.	19,800	2,403,918
Public Service Enterprise Group, Inc.	26,651	1,553,753

		7,592,067

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil & Gas Equipment & Services — 3.2%
Cactus, Inc. (Class A Stock)	80,942	$2,110,158
ChampionX Corp.*	135,667	2,075,705
Enerflex Ltd. (Canada)	281,703	1,451,781
Halliburton Co.	96,766	1,828,877
Liberty Oilfield Services, Inc. (Class A Stock)(a)	131,325	1,353,961
Tenaris SA	275,077	2,216,255
TGS NOPEC Geophysical Co. ASA (Norway)	112,032	1,741,068

		12,777,805

Oil & Gas Exploration & Production — 10.8%
Aker BP ASA (Norway)	94,455	2,439,166
Concho Resources, Inc.	124,538	7,266,792
ConocoPhillips	110,542	4,420,575
Devon Energy Corp.	154,699	2,445,791
EOG Resources, Inc.	174,108	8,682,766
Hess Corp.	49,858	2,632,004
Lundin Energy AB (Sweden)	141,897	3,844,141
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	218,892	1,545,378
Parex Resources, Inc. (Canada)*	123,407	1,698,555
Pioneer Natural Resources Co.	54,887	6,251,080
WPX Energy, Inc.*	249,692	2,034,990

		43,261,238

Oil & Gas Storage & Transportation — 2.3%
Enbridge, Inc. (Canada)	139,923	4,476,137
TC Energy Corp. (Canada)	112,529	4,582,181

		9,058,318

Packaged Foods & Meats — 1.0%
Sanderson Farms, Inc.	31,473	4,160,731

Paper Packaging — 6.8%
Avery Dennison Corp.	23,012	3,569,391
DS Smith PLC (United Kingdom)*	589,391	3,032,198
Graphic Packaging Holding Co.	121,089	2,051,248
International Paper Co.	125,963	6,262,880
Mayr Melnhof Karton AG (Austria)	4,870	983,220
Packaging Corp. of America	61,338	8,459,124
Westrock Co.	66,867	2,910,721

		27,268,782

Paper Products — 3.8%
Domtar Corp.	82,710	2,617,771
Mondi PLC (United Kingdom)	267,751	6,322,080
Stora Enso OYJ (Finland)(Class R Stock)	137,342	2,625,312
UPM-Kymmene OYJ (Finland)	99,313	3,707,286

		15,272,449

Research & Consulting Services — 0.3%
ALS Ltd. (Australia)	179,701	1,337,706

Semiconductor Equipment — 1.4%
CMC Materials, Inc.	11,399	1,724,668
Entegris, Inc.	39,198	3,766,928

		5,491,596

COMMON STOCKS (continued)	Shares	Value
Specialized REITs — 0.1%
PotlatchDeltic Corp.	5,841	$292,167

Specialty Chemicals — 11.5%
Akzo Nobel NV (Netherlands)	37,320	4,019,099
Borregaard ASA (Norway)	126,421	2,095,926
Celanese Corp.	13,542	1,759,648
Covestro AG (Germany), 144A	43,405	2,692,141
Croda International PLC (United Kingdom)	38,651	3,487,901
Koninklijke DSM NV (Netherlands)	28,705	5,038,714
PPG Industries, Inc.	42,678	6,155,021
Quaker Chemical Corp.(a)	16,241	4,115,307
RPM International, Inc.	62,721	5,693,812
Sherwin-Williams Co. (The)	11,057	8,125,900
Shin-Etsu Chemical Co. Ltd. (Japan)	17,900	3,133,448

		46,316,917

Steel — 0.4%
Reliance Steel & Aluminum Co.	14,539	1,741,045

Trading Companies & Distributors — 0.4%
Toromont Industries Ltd. (Canada)	25,354	1,776,712

TOTAL COMMON STOCKS (cost $301,022,992)		380,479,468

PREFERRED STOCKS — 4.7%
Electric Utilities — 3.9%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 03/15/22(a)	85,712	4,294,171
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	119,243	6,062,314
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	101,527	5,269,252

		15,625,737

Multi-Utilities — 0.8%
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	29,175	3,026,323

TOTAL PREFERRED STOCKS (cost $17,017,785)		18,652,060

TOTAL LONG-TERM INVESTMENTS (cost $318,040,777)		399,131,528

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,816,084	1,816,084
PGIM Institutional Money Market Fund (cost $18,727,958; includes $18,725,399 of cash collateral for securities on loan)(b)(w)	18,736,341	18,726,973

TOTAL SHORT-TERM INVESTMENTS (cost $20,544,042)		20,543,057

TOTAL INVESTMENTS—104.6% (cost $338,584,819)		419,674,585
Liabilities in excess of other assets — (4.6)%		(18,302,618)

NET ASSETS — 100.0%		$401,371,967

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,207,800; cash collateral of $18,725,399 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$22,677,449	$—
Austria	—	983,220	—
Canada	23,576,967	—	—
Chile	3,882,907	—	—
Finland	—	8,373,667	—
France	—	28,176,817	—
Germany	—	2,692,141	—
Italy	—	1,815,754	—
Japan	—	3,133,448	—
Netherlands	—	9,057,813	—
Norway	—	15,787,009	—
Peru	4,657,252	—	—
Portugal	—	7,695,478	—
Spain	—	3,077,254	—
Sweden	—	23,607,135	—
Switzerland	—	2,068,535	—
United Kingdom	11,740,951	17,007,328	—
United States	188,252,088	2,216,255	—
Preferred Stocks
United States	18,652,060	—	—
Affiliated Mutual Funds	20,543,057	—	—

Total	$271,305,282	$148,369,303	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Specialty Chemicals	11.5%
Oil & Gas Exploration & Production	10.8
Integrated Oil & Gas	10.1
Electric Utilities	7.5
Paper Packaging	6.8
Industrial Gases	6.2
Diversified Metals & Mining	5.4
Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	5.1
Paper Products	3.8
Copper	3.6
Industrial Machinery	3.4
Oil & Gas Equipment & Services	3.2
Construction Machinery & Heavy Trucks	3.0
Electrical Components & Equipment	2.8
Multi-Utilities	2.7
Agricultural & Farm Machinery	2.7
Metal & Glass Containers	2.6
Gold	2.3
Oil & Gas Storage & Transportation	2.3

Semiconductor Equipment	1.4%
Forest Products	1.4
Packaged Foods & Meats	1.0
Commodity Chemicals	0.9
Fertilizers & Agricultural Chemicals	0.8
Diversified Chemicals	0.6
Gas Utilities	0.5
Aluminum	0.5
Steel	0.4
Trading Companies & Distributors	0.4
Research & Consulting Services	0.3
Agricultural Products	0.3
Communications Equipment	0.2
Specialized REITs	0.1

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$18,207,800	$(18,207,800)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $18,207,800:
Unaffiliated investments (cost $318,040,777)	$399,131,528
Affiliated investments (cost $20,544,042)	20,543,057
Foreign currency, at value (cost $11,828)	11,858
Tax reclaim receivable	1,131,505
Receivable for investments sold	979,439
Dividends receivable	381,620
Receivable for Portfolio shares sold	30,553
Receivable from affiliate	20,512
Prepaid expenses and other assets	24,134

Total Assets	422,254,206

LIABILITIES
Payable to broker for collateral for securities on loan	18,725,399
Payable to affiliate	968,751
Payable for investments purchased	881,586
Management fee payable	157,782
Accrued expenses and other liabilities	93,403
Payable for Portfolio shares purchased	42,727
Distribution fee payable	10,899
Trustees’ fees payable	1,291
Affiliated transfer agent fee payable	401

Total Liabilities	20,882,239

NET ASSETS	$401,371,967

Net assets were comprised of:
Partners’ Equity	$401,371,967

Net asset value and redemption price per share, $401,371,967 / 18,229,913 outstanding shares of beneficial interest	$22.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $560,601 foreign withholding tax, of which $33,752 is reimbursable by an affiliate)	$9,081,263
Income from securities lending, net (including affiliated income of $57,916)	176,150
Affiliated dividend income	28,701

Total income	9,286,114

EXPENSES
Management fee	2,392,343
Distribution fee	817,420
Custodian and accounting fees	152,300
Audit fee	26,363
Legal fees and expenses	25,521
Trustees’ fees	13,960
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	5,277
Miscellaneous	42,407

Total expenses	3,482,649
Less: Fee waiver and/or expense reimbursement	(49,699)

Net expenses	3,432,950

NET INVESTMENT INCOME (LOSS)	5,853,164

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $20,014)	(87,955,425)
Foreign currency transactions	238,518

(87,716,907)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,942))	55,422,448
Foreign currencies	4,496

55,426,944

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(32,289,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,436,799)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$5,853,164	$7,224,255
Net realized gain (loss) on investment and foreign currency transactions	(87,716,907)	(11,285,761)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	55,426,944	60,789,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,436,799)	56,728,455

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,666,704 and 3,965,693 shares, respectively]	228,600,951	82,854,244
Portfolio shares purchased [13,934,767 and 2,329,943 shares, respectively]	(217,351,585)	(48,004,403)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	11,249,366	34,849,841

CAPITAL CONTRIBUTIONS	—	50,946

TOTAL INCREASE (DECREASE)	(15,187,433)	91,629,242
NET ASSETS:
Beginning of year	416,559,400	324,930,158

End of year	$401,371,967	$416,559,400

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.4%
TransDigm Group, Inc.*	12,401	$7,674,359

Airlines — 0.9%
Alaska Air Group, Inc.	55,520	2,887,040

Auto Components — 2.8%
Dana, Inc.	455,501	8,891,380

Banks — 4.6%
Pinnacle Financial Partners, Inc.	115,138	7,414,887
Signature Bank	54,313	7,348,006

		14,762,893

Capital Markets — 1.0%
Evercore, Inc. (Class A Stock)	29,379	3,221,114

Chemicals — 4.5%
Ashland Global Holdings, Inc.	114,500	9,068,400
Eastman Chemical Co.	51,710	5,185,479

		14,253,879

Commercial Services & Supplies — 3.4%
Republic Services, Inc.	113,397	10,920,131

Consumer Finance — 8.2%
Ally Financial, Inc.	367,791	13,115,427
PROG Holdings, Inc.	179,521	9,670,796
SLM Corp.	259,686	3,217,510

		26,003,733

Containers & Packaging — 4.3%
Packaging Corp. of America	72,142	9,949,103
Sealed Air Corp.	81,628	3,737,746

		13,686,849

Diversified Consumer Services — 2.5%
Adtalem Global Education, Inc.*	237,295	8,056,165

Electric Utilities — 6.2%
Entergy Corp.	98,477	9,831,944
Evergy, Inc.	179,255	9,950,445

		19,782,389

Equity Real Estate Investment Trusts (REITs) — 8.2%
AvalonBay Communities, Inc.	32,755	5,254,885
EPR Properties(a)	107,562	3,495,765
Lamar Advertising Co. (Class A Stock)	77,036	6,410,936
MGM Growth Properties LLC (Class A Stock)	202,055	6,324,322
STAG Industrial, Inc.	144,539	4,526,961

		26,012,869

Food & Staples Retailing — 2.1%
US Foods Holding Corp.*	200,091	6,665,031

Gas Utilities — 1.7%
UGI Corp.	151,893	5,310,179

Health Care Equipment & Supplies — 2.9%
Zimmer Biomet Holdings, Inc.	60,671	9,348,794

Health Care Providers & Services — 5.3%
Encompass Health Corp.	81,270	6,720,216

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Universal Health Services, Inc. (Class B Stock)	75,100	$10,326,250

		17,046,466

Hotels, Restaurants & Leisure — 4.1%
Marriott Vacations Worldwide Corp.	29,748	4,082,021
Wyndham Destinations, Inc.	201,725	9,049,383

		13,131,404

Industrial Conglomerates — 1.5%
Carlisle Cos., Inc.	30,834	4,815,654

Insurance — 11.2%
American Financial Group, Inc.	44,225	3,874,994
Arch Capital Group Ltd.*	180,187	6,499,345
Assurant, Inc.	44,340	6,039,995
Axis Capital Holdings Ltd.	123,686	6,232,538
Fidelity National Financial, Inc.	208,161	8,137,013
Markel Corp.*	4,659	4,814,145

		35,598,030

Internet & Direct Marketing Retail — 2.8%
Qurate Retail, Inc. (Class A Stock)	821,267	9,009,299

IT Services — 1.1%
Alliance Data Systems Corp.	47,887	3,548,427

Machinery — 3.1%
Dover Corp.	77,332	9,763,165

Media — 5.3%
Altice USA, Inc. (Class A Stock)*(a)	275,390	10,429,020
Liberty Broadband Corp. (Class C Stock)*	40,706	6,446,609

		16,875,629

Oil, Gas & Consumable Fuels — 4.1%
Apache Corp.	337,218	4,785,123
Cheniere Energy, Inc.*	77,808	4,670,814
EQT Corp.	211,280	2,685,369
Equitrans Midstream Corp.	127,791	1,027,441

		13,168,747

Semiconductors & Semiconductor Equipment — 1.6%
Marvell Technology Group Ltd.	107,599	5,115,256

Specialty Retail — 0.6%
Aaron’s Co., Inc. (The)*	94,239	1,786,771

Trading Companies & Distributors — 1.5%
AerCap Holdings NV (Ireland)*	102,238	4,660,008

TOTAL LONG-TERM INVESTMENTS (cost $241,488,988)		311,995,661

SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	818,860	818,860

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $9,642,740; includes $9,641,330 of cash collateral for securities on loan)(b)(w)	9,647,459	$9,642,635

TOTAL SHORT-TERM INVESTMENTS (cost $10,461,600)		10,461,495

TOTAL INVESTMENTS — 101.2% (cost $251,950,588)		322,457,156
Liabilities in excess of other assets — (1.2)%		(3,908,524)

NET ASSETS — 100.0%		$318,548,632

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,449,362; cash collateral of $9,641,330 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$7,674,359	$—	$—
Airlines	2,887,040	—	—
Auto Components	8,891,380	—	—
Banks	14,762,893	—	—
Capital Markets	3,221,114	—	—
Chemicals	14,253,879	—	—
Commercial Services & Supplies	10,920,131	—	—
Consumer Finance	26,003,733	—	—
Containers & Packaging	13,686,849	—	—
Diversified Consumer Services	8,056,165	—	—
Electric Utilities	19,782,389	—	—
Equity Real Estate Investment Trusts (REITs)	26,012,869	—	—
Food & Staples Retailing	6,665,031	—	—
Gas Utilities	5,310,179	—	—
Health Care Equipment & Supplies	9,348,794	—	—
Health Care Providers & Services	17,046,466	—	—
Hotels, Restaurants & Leisure	13,131,404	—	—
Industrial Conglomerates	4,815,654	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Insurance	$35,598,030	$—	$—
Internet & Direct Marketing Retail	9,009,299	—	—
IT Services	3,548,427	—	—
Machinery	9,763,165	—	—
Media	16,875,629	—	—
Oil, Gas & Consumable Fuels	13,168,747	—	—
Semiconductors & Semiconductor Equipment	5,115,256	—	—
Specialty Retail	1,786,771	—	—
Trading Companies & Distributors	4,660,008	—	—
Affiliated Mutual Funds	10,461,495	—	—

Total	$322,457,156	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Insurance	11.2%
Equity Real Estate Investment Trusts (REITs)	8.2
Consumer Finance	8.2
Electric Utilities	6.2
Health Care Providers & Services	5.3
Media	5.3
Banks	4.6
Chemicals	4.5
Containers & Packaging	4.3
Oil, Gas & Consumable Fuels	4.1
Hotels, Restaurants & Leisure	4.1
Commercial Services & Supplies	3.4
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	3.3
Machinery	3.1
Health Care Equipment & Supplies	2.9
Internet & Direct Marketing Retail	2.8

Auto Components	2.8%
Diversified Consumer Services	2.5
Aerospace & Defense	2.4
Food & Staples Retailing	2.1
Gas Utilities	1.7
Semiconductors & Semiconductor Equipment	1.6
Industrial Conglomerates	1.5
Trading Companies & Distributors	1.5
IT Services	1.1
Capital Markets	1.0
Airlines	0.9
Specialty Retail	0.6

101.2
Liabilities in excess of other assets	(1.2)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,449,362	$(9,449,362)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of
$9,449,362:
Unaffiliated investments (cost $241,488,988)	$311,995,661
Affiliated investments (cost $10,461,600)	10,461,495
Receivable for investments sold	7,211,038
Dividends receivable	471,354
Receivable for Portfolio shares sold	44,593
Prepaid expenses and other assets	42,337

Total Assets	330,226,478

LIABILITIES
Payable to broker for collateral for securities on loan	9,641,330
Payable for investments purchased	1,629,858
Payable for Portfolio shares purchased	221,643
Management fee payable	118,626
Accrued expenses and other liabilities	56,196
Distribution fee payable	8,613
Trustees’ fees payable	1,179
Affiliated transfer agent fee payable	401

Total Liabilities	11,677,846

NET ASSETS	$318,548,632

Net assets were comprised of:
Partners’ Equity	$318,548,632

Net asset value and redemption price per share, $318,548,632 / 13,189,009 outstanding shares of beneficial interest	$24.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$7,303,819
Affiliated dividend income	75,726
Income from securities lending, net (including affiliated income of $35,159)	36,763

Total income	7,416,308

EXPENSES
Management fee	2,007,561
Distribution fee	641,393
Custodian and accounting fees	60,941
Audit fee	27,662
Legal fees and expenses	25,246
Trustees’ fees	13,040
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	4,876
Miscellaneous	22,570

Total expenses	2,810,347
Less: Fee waiver and/or expense reimbursement	(25,656)

Net expenses	2,784,691

NET INVESTMENT INCOME (LOSS)	4,631,617

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $28,550)	(57,074,508)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(3,572))	30,697,470

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(26,377,038)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,745,421)

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,631,617	$5,606,989
Net realized gain (loss) on investment transactions	(57,074,508)	(3,599,715)
Net change in unrealized appreciation (depreciation) on investments	30,697,470	54,318,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,745,421)	56,326,128

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,745,076 and 1,043,318 shares, respectively]	152,202,937	24,969,767
Portfolio shares purchased [8,724,442 and 1,712,102 shares, respectively]	(149,484,329)	(41,526,876)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,718,608	(16,557,109)

CAPITAL CONTRIBUTIONS	—	215

TOTAL INCREASE (DECREASE)	(19,026,813)	39,769,234
NET ASSETS:
Beginning of year	337,575,445	297,806,211

End of year	$318,548,632	$337,575,445

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 87.0%
COMMON STOCKS — 86.8%	Shares	Value
Aerospace & Defense — 3.5%
BAE Systems PLC (United Kingdom)	483,754	$3,229,357
BWX Technologies, Inc.	104,099	6,275,088
CAE, Inc. (Canada)	63,800	1,767,795
General Dynamics Corp.	90,449	13,460,620
Hexcel Corp.(a)	18,120	878,639
Lockheed Martin Corp.	39,171	13,904,921
Northrop Grumman Corp.	52,312	15,940,513
Raytheon Technologies Corp.	138,391	9,896,340
Safran SA (France)*	27,133	3,861,060
Thales SA (France)	8,385	768,434

		69,982,767

Air Freight & Logistics — 0.6%
DSV Panalpina A/S (Denmark)	22,765	3,818,089
Expeditors International of Washington, Inc.	52,325	4,976,631
FedEx Corp.	12,479	3,239,798

		12,034,518

Auto Components — 0.2%
Cooper Tire & Rubber Co.	25,240	1,022,220
Gentherm, Inc.*	15,690	1,023,302
Toyo Tire Corp. (Japan)	78,600	1,203,697

		3,249,219

Automobiles — 0.1%
Isuzu Motors Ltd. (Japan)	239,200	2,270,854

Banks — 4.2%
1st Source Corp.	14,680	591,604
Atlantic Union Bankshares Corp.	28,020	922,979
Banc of California, Inc.	76,190	1,120,755
Bank of America Corp.	620,160	18,797,050
Bank of Nova Scotia (The) (Canada)	71,354	3,856,670
BDO Unibank, Inc. (Philippines)	241,840	538,819
BNP Paribas SA (France)*	28,233	1,494,641
Citizens Financial Group, Inc.	123,146	4,403,701
DNB ASA (Norway)*	149,744	2,904,742
Eastern Bankshares, Inc.*	47,000	766,570
First Citizens BancShares, Inc. (Class A Stock)(a)	5,937	3,409,441
First Midwest Bancorp, Inc.	48,140	766,389
First Republic Bank	29,510	4,335,904
Great Western Bancorp, Inc.	33,960	709,764
Hancock Whitney Corp.	34,370	1,169,267
ICICI Bank Ltd. (India)*	195,233	1,439,582
ICICI Bank Ltd. (India), ADR*	44,907	667,318
International Bancshares Corp.	31,131	1,165,545
JPMorgan Chase & Co.	141,210	17,943,555
M&T Bank Corp.	52,978	6,744,099
Mitsubishi UFJ Financial Group, Inc. (Japan)	894,100	3,952,231
Royal Bank of Canada (Canada)	34,217	2,811,498
Standard Chartered PLC (United Kingdom)*	341,662	2,162,900
Synovus Financial Corp.	34,158	1,105,695

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Webster Financial Corp.	20,965	$883,675

		84,664,394

Beverages — 3.5%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	3,022	3,004,744
C&C Group PLC (Ireland)*	219,219	685,049
Coca-Cola Co. (The)	413,637	22,683,853
Constellation Brands, Inc. (Class A Stock)	25,398	5,563,432
Diageo PLC (United Kingdom)	501,120	19,741,346
PepsiCo, Inc.	133,567	19,807,986

		71,486,410

Biotechnology — 0.2%
Argenx SE (Netherlands), ADR*	1,798	528,774
Ascendis Pharma A/S (Denmark), ADR*	3,710	618,754
Exact Sciences Corp.*	25,864	3,426,721

		4,574,249

Building Products — 0.7%
American Woodmark Corp.*	15,730	1,476,260
Cie de Saint-Gobain (France)*	60,321	2,783,191
Lennox International, Inc.(a)	27,637	7,571,709
Tyman PLC (United Kingdom)*	351,188	1,684,547

		13,515,707

Capital Markets — 2.6%
Ares Management Corp. (Class A Stock)	85,459	4,020,846
B3 SA — Brasil Bolsa Balcao (Brazil)	114,000	1,354,539
BlackRock, Inc.	11,659	8,412,435
Charles Schwab Corp. (The)	262,960	13,947,398
Moody’s Corp.	9,625	2,793,560
Morgan Stanley	219,964	15,074,133
Solar Capital Ltd.	29,387	514,566
UBS Group AG (Switzerland)	466,684	6,689,630

		52,807,107

Chemicals — 2.6%
Celanese Corp.	98,631	12,816,112
Ecolab, Inc.	62,536	13,530,289
Element Solutions, Inc.	94,180	1,669,811
Ingevity Corp.*	5,970	452,108
Linde PLC (United Kingdom)	57,178	15,066,975
Orion Engineered Carbons SA (Germany)	74,790	1,281,901
Sherwin-Williams Co. (The)	8,636	6,346,683
Stepan Co.	7,460	890,127
Victrex PLC (United Kingdom)	36,624	1,172,925

		53,226,931

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.	125,325	1,058,996
Babcock International Group PLC (United Kingdom)*	261,845	1,003,293
BrightView Holdings, Inc.*	61,794	934,325

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (cont’d.)
Cintas Corp.	29,501	$10,427,424
Clean Harbors, Inc.*	49,028	3,731,031
Copart, Inc.*	129,091	16,426,830
UniFirst Corp.	3,620	766,318
Waste Connections, Inc.	42,783	4,388,252

		38,736,469

Communications Equipment — 1.7%
Accton Technology Corp. (Taiwan)	424,000	4,776,683
Cisco Systems, Inc.	436,342	19,526,305
Motorola Solutions, Inc.	59,222	10,071,293

		34,374,281

Construction & Engineering — 0.4%
Primoris Services Corp.	53,460	1,476,031
Valmont Industries, Inc.	8,520	1,490,404
Vinci SA (France)	53,312	5,311,227

		8,277,662

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China)
(Class H Stock)	121,444	761,221
CRH PLC (Ireland)	24,828	1,042,369

		1,803,590

Consumer Finance — 2.0%
American Express Co.	257,972	31,191,395
Bajaj Finance Ltd. (India)	43,961	3,195,601
Credit Acceptance Corp.*(a)	15,966	5,526,471

		39,913,467

Containers & Packaging — 0.8%
Ball Corp.	52,421	4,884,589
CCL Industries, Inc. (Canada) (Class B Stock)	38,333	1,740,328
Sealed Air Corp.	35,880	1,642,945
Smurfit Kappa Group PLC (Ireland)	29,422	1,373,377
Vidrala SA (Spain)	48,113	5,591,110

		15,232,349

Diversified Consumer Services — 0.3%
Chegg, Inc.*	69,199	6,250,746

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	25,024	5,802,315
Cerved Group SpA (Italy)*	506,825	4,600,564

		10,402,879

Diversified Telecommunication Services — 0.7%
Cellnex Telecom SA (Spain), 144A	62,454	3,757,985
Hellenic Telecommunications Organization SA (Greece)	214,065	3,461,168
Koninklijke KPN NV (Netherlands)	1,005,791	3,086,224
Verizon Communications, Inc.	68,182	4,005,693

		14,311,070

Electric Utilities — 0.9%
Edison International	41,016	2,576,625

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Endesa SA (Spain)	19,275	$527,670
Exelon Corp.	345,930	14,605,165
Portland General Electric Co.	25,320	1,082,936

		18,792,396

Electrical Equipment — 1.0%
Eaton Corp. PLC	83,932	10,083,591
Schneider Electric SE (France)	53,188	7,721,091
Signify NV (Netherlands), 144A*	16,216	697,412
Thermon Group Holdings, Inc.*	47,564	743,425

		19,245,519

Electronic Equipment, Instruments & Components — 1.6%
Belden, Inc.	36,035	1,509,866
Coherent, Inc.*	8,390	1,258,668
Corning, Inc.	305,092	10,983,312
CTS Corp.	35,740	1,226,954
Hon Hai Precision Industry Co. Ltd. (Taiwan)	306,400	1,005,245
II-VI, Inc.*(a)	51,508	3,912,548
Rogers Corp.*	2,420	375,802
TE Connectivity Ltd.	83,624	10,124,358
Vontier Corp.*	46,571	1,555,471

		31,952,224

Energy Equipment & Services — 0.0%
Bristow Group, Inc.*	7,103	186,951

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexander & Baldwin, Inc.	64,750	1,112,405
American Tower Corp.	48,802	10,954,097
Boston Properties, Inc.	23,055	2,179,389
Brandywine Realty Trust	90,550	1,078,450
Corporate Office Properties Trust	28,020	730,762
Crown Castle International Corp.	50,456	8,032,091
Hibernia REIT PLC (Ireland)	520,654	735,963
Lexington Realty Trust	65,560	696,247
Link REIT (Hong Kong)	78,075	710,693
Medical Properties Trust, Inc.	602,259	13,123,224
Physicians Realty Trust	75,600	1,345,680
Piedmont Office Realty Trust, Inc. (Class A Stock)	64,660	1,049,432
PotlatchDeltic Corp.	24,650	1,232,993
Public Storage	48,339	11,162,925
RPT Realty	124,770	1,079,260

		55,223,611

Food & Staples Retailing — 0.3%
Performance Food Group Co.*	103,758	4,939,918
Seven & iHoldingsCo.Ltd. (Japan)	22,000	780,169

		5,720,087

Food Products — 1.5%
Archer-Daniels-Midland Co.	277,265	13,976,929
Cranswick PLC (United Kingdom)	118,688	5,733,781
Hostess Brands, Inc.*(a)	50,300	736,392
Kellogg Co.	43,187	2,687,527
Nestle SA (Switzerland)	13,061	1,539,945

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Nomad Foods Ltd. (United Kingdom)*(a)	197,608	$5,023,195
Post Holdings, Inc.*	10,330	1,043,433

		30,741,202

Gas Utilities — 0.7%
ENN Energy Holdings Ltd. (China)	37,500	549,914
New Jersey Resources Corp.	25,880	920,034
Rubis SCA (France)	116,140	5,412,785
Spire, Inc.	10,585	677,863
UGI Corp.	167,034	5,839,509

		13,400,105

Health Care Equipment & Supplies — 5.2%
Align Technology, Inc.*	11,810	6,311,028
Baxter International, Inc.	133,954	10,748,469
Becton, Dickinson & Co.	60,166	15,054,736
Danaher Corp.	67,318	14,954,020
DexCom, Inc.*	7,200	2,661,984
Hologic, Inc.*	85,625	6,236,069
Insulet Corp.*	10,013	2,559,623
Koninklijke Philips NV (Netherlands)*	24,275	1,319,139
Lantheus Holdings, Inc.*	84,410	1,138,691
Medtronic PLC	307,229	35,988,805
Natus Medical, Inc.*	12,990	260,320
Smith & Nephew PLC (United Kingdom)	300,152	6,232,221
Tandem Diabetes Care, Inc.*	26,146	2,501,649

		105,966,754

Health Care Providers & Services — 2.6%
AMN Healthcare Services, Inc.*	5,590	381,517
HCA Healthcare, Inc.	30,854	5,074,249
Humana, Inc.	12,057	4,946,625
Laboratory Corp. of America Holdings*	14,467	2,944,758
UnitedHealth Group, Inc.	111,951	39,258,977

		52,606,126

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	62,684	905,157
Multiplan Corp.*(a)	227,133	1,814,793

		2,719,950

Hotels, Restaurants & Leisure —2.9%
Aramark	46,130	1,775,082
Choice Hotels International, Inc.	63,334	6,759,638
Compass Group PLC (United Kingdom)	269,675	5,021,433
DraftKings, Inc. (Class A Stock)*(a)	76,060	3,541,354
Elior Group SA (France), 144A	245,220	1,662,421
McDonald’s Corp.	99,677	21,388,691
Penn National Gaming, Inc.*(a)	43,262	3,736,539
Sands China Ltd. (Macau)	1,049,497	4,636,629
Sushiro Global Holdings Ltd. (Japan)	100,300	3,847,944
Wyndham Hotels & Resorts, Inc.	17,350	1,031,284
Yum China Holdings, Inc. (China) (NYSE)	83,105	4,744,464

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (cont’d.)
Yum China Holdings, Inc. (China) (XHKG)	16,300	$934,762

		59,080,241

Household Durables — 0.7%
Helen of Troy Ltd.*(a)	2,650	588,804
Lennar Corp. (Class A Stock)	45,484	3,467,245
NVR, Inc.*	2,344	9,563,192
TRI Pointe Group, Inc.*	66,000	1,138,500

		14,757,741

Household Products — 1.5%
Colgate-Palmolive Co.	232,961	19,920,495
Procter & Gamble Co. (The)	57,637	8,019,612
Spectrum Brands Holdings, Inc.	28,895	2,282,127

		30,222,234

Independent Power & Renewable Electricity Producers — 0.0%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	775,200	781,865

Industrial Conglomerates — 0.1%
Nava Bharat Ventures Ltd. (India)	123,943	108,328
Rheinmetall AG (Germany)	11,480	1,222,791

		1,331,119

Insurance — 7.4%
AIA Group Ltd. (Hong Kong)	1,050,092	12,931,070
Alleghany Corp.	3,070	1,853,328
Argo Group International Holdings Ltd.	7,640	333,868
Arthur J. Gallagher & Co.	40,072	4,957,307
Assured Guaranty Ltd.	23,865	751,509
AXA SA (France)	235,033	5,667,842
Chubb Ltd.	212,197	32,661,362
Enstar Group Ltd.*	24,915	5,104,834
Globe Life, Inc.	57,332	5,444,247
Intact Financial Corp. (Canada)	157,090	18,600,522
Kemper Corp.	20,450	1,571,174
Markel Corp.*	8,329	8,606,356
Marsh & McLennan Cos., Inc.	166,822	19,518,174
MetLife, Inc.	260,488	12,229,912
Progressive Corp. (The)	95,045	9,398,050
Reinsurance Group of America, Inc.	10,020	1,161,318
Tokio Marine Holdings, Inc. (Japan)	85,100	4,376,471
White Mountains Insurance Group Ltd.	4,626	4,629,053

		149,796,397

Interactive Media & Services — 1.1%
Alphabet, Inc. (Class A Stock)*	4,093	7,173,555
Match Group, Inc.*	34,099	5,155,428
Snap, Inc. (Class A Stock)*	74,483	3,729,364
Tencent Holdings Ltd. (China)	56,358	4,093,823
Yandex NV (Russia) (Class A Stock)*(a)	19,770	1,375,597

		21,527,767

Internet & Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd. (China)*	73,617	2,217,211

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
Alibaba Group Holding Ltd. (China), ADR*	16,772	$3,903,348
Booking Holdings, Inc.*	2,209	4,920,039

		11,040,598

IT Services — 4.1%
Accenture PLC (Class A Stock)	43,686	11,411,220
Black Knight, Inc.*	56,542	4,995,486
Edenred (France)	110,643	6,278,311
ExlService Holdings, Inc.*	7,610	647,839
Fidelity National Information Services, Inc.	87,678	12,402,930
FleetCor Technologies, Inc.*	21,414	5,842,382
Global Payments, Inc.	28,147	6,063,427
GoDaddy, Inc. (Class A Stock)*	56,908	4,720,519
Leidos Holdings, Inc.	45,313	4,763,302
Science Applications International Corp.(a)	52,774	4,994,531
Square, Inc. (Class A Stock)*	17,235	3,751,025
Visa, Inc. (Class A Stock)(a)	41,290	9,031,362
WNS Holdings Ltd. (India), ADR*	14,320	1,031,756
Worldline SA (France), 144A*	70,998	6,947,154

		82,881,244

Leisure Products — 0.1%
Polaris, Inc.	25,668	2,445,647

Machinery — 2.6%
Albany International Corp. (Class A Stock)	11,135	817,532
Alfa Laval AB (Sweden)*	227,670	6,254,639
Alstom SA (France)*	27,955	1,595,143
ESCO Technologies, Inc.	4,290	442,814
FANUC Corp. (Japan)	11,700	2,887,066
Fortive Corp.	227,701	16,125,785
IDEX Corp.	42,056	8,377,555
IHI Corp. (Japan)	38,900	776,580
Ingersoll Rand, Inc.*	98,720	4,497,683
Luxfer Holdings PLC (United Kingdom)	65,105	1,069,024
Mueller Industries, Inc.	46,400	1,629,104
PACCAR, Inc.	68,108	5,876,358
THK Co. Ltd. (Japan)	33,600	1,087,146
TriMas Corp.*	67,040	2,123,157

		53,559,586

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS*	1,285,045	7,101,638
SEACOR Holdings, Inc.*	14,170	587,347

		7,688,985

Media — 1.0%
Comcast Corp. (Class A Stock)	365,636	19,159,327
WPP PLC (United Kingdom)	102,217	1,115,009

		20,274,336

Metals & Mining — 0.2%
Anglo American PLC (South Africa)	45,057	1,500,671
Barrick Gold Corp. (Canada)	29,310	667,759

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Vale SA (Brazil), ADR	140,320	$2,351,763

		4,520,193

Multiline Retail — 0.3%
Dollarama, Inc. (Canada)	97,267	3,964,343
Marui Group Co. Ltd. (Japan)	18,285	321,402
Ollie’s Bargain Outlet Holdings, Inc.*(a)	28,436	2,325,211

		6,610,956

Multi-Utilities — 0.8%
E.ON SE (Germany)	146,529	1,619,204
Engie SA (France)*	77,081	1,183,809
National Grid PLC (United Kingdom)	252,468	2,995,086
Sempra Energy	85,487	10,891,899

		16,689,998

Oil, Gas & Consumable Fuels — 1.1%
Dorian LPG Ltd.*	54,036	658,699
Enbridge, Inc. (Canada)	104,504	3,342,256
Galp Energia SGPS SA (Portugal)	206,034	2,209,450
Kosmos Energy Ltd. (Ghana)(a)	303,660	713,601
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	109,100	770,246
Petroleo Brasileiro SA (Brazil), ADR	76,901	863,598
Pioneer Natural Resources Co.(a)	70,741	8,056,693
Scorpio Tankers, Inc. (Monaco)(a)	15,491	173,344
TC Energy Corp. (Canada)	79,621	3,237,008
TOTAL SE (France)	71,052	3,065,715

		23,090,610

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	11,440	425,225
Mondi PLC (United Kingdom)	41,465	979,063
Neenah, Inc.	25,630	1,417,851

		2,822,139

Pharmaceuticals — 4.4%
AstraZeneca PLC (United Kingdom)	32,391	3,278,244
AstraZeneca PLC (United Kingdom), ADR(a)	70,560	3,527,294
CSPC Pharmaceutical Group Ltd. (China)	1,214,118	1,246,050
Eisai Co. Ltd. (Japan)	8,180	584,618
Eli Lilly & Co.	67,303	11,363,439
Johnson & Johnson	249,930	39,333,983
Merck & Co., Inc.	33,017	2,700,791
Novartis AG (Switzerland)	138,917	13,140,762
Pfizer, Inc.	344,852	12,694,002
Roche Holding AG (Switzerland)	5,557	1,944,999

		89,814,182

Professional Services — 1.0%
Bureau Veritas SA (France)*	314,134	8,368,623
CBIZ, Inc.*	38,100	1,013,841
CoStar Group, Inc.*	1,937	1,790,330
Forrester Research, Inc.*	19,940	835,486
Huron Consulting Group, Inc.*	28,600	1,685,970
ICF International, Inc.	12,800	951,424

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Professional Services (cont’d.)
Recruit Holdings Co. Ltd. (Japan)	19,400	$814,512
Wolters Kluwer NV (Netherlands)	46,205	3,949,241

		19,409,427

Real Estate Management & Development — 0.7%
China Overseas Land & Investment Ltd. (China)	218,495	475,929
Deutsche Wohnen SE (Germany)	63,924	3,421,851
Nexity SA (France)	74,333	3,229,863
Tricon Residential, Inc. (Canada)(a)	674,460	6,056,311

		13,183,954

Road & Rail — 2.6%
AMERCO	11,681	5,302,707
Canadian National Railway Co. (Canada)	207,986	22,865,551
Localiza Rent a Car SA (Brazil)	115,025	1,525,093
Union Pacific Corp.	114,431	23,826,823

		53,520,174

Semiconductors & Semiconductor Equipment —1.4%
Globalwafers Co. Ltd. (Taiwan)	49,000	1,241,357
Marvell Technology Group Ltd.	96,093	4,568,261
MediaTek, Inc. (Taiwan)	225,800	6,032,762
Onto Innovation, Inc.*	33,421	1,589,169
Realtek Semiconductor Corp. (Taiwan)	239,053	3,337,985
SK Hynix, Inc. (South Korea)	15,139	1,660,638
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	212,000	4,004,669
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	17,115	1,866,220
Texas Instruments, Inc.	18,208	2,988,479

		27,289,540

Software — 1.6%
CDK Global, Inc.	29,650	1,536,759
Constellation Software, Inc. (Canada)	9,972	12,949,107
Microsoft Corp.	59,971	13,338,750
Splunk, Inc.*	12,425	2,110,883
Topicus.com, Inc. (Canada)*^	18,687	70,648
Workday, Inc. (Class A Stock)*	12,839	3,076,353

		33,082,500

Specialty Retail — 2.9%
CarMax, Inc.*(a)	51,240	4,840,130
Five Below, Inc.*	23,159	4,052,362
Home Depot, Inc. (The)	7,406	1,967,182
Industria de Diseno Textil SA (Spain)	61,293	1,956,575
Monro, Inc.	15,360	818,688
TJX Cos., Inc. (The)	642,187	43,854,950
Via Varejo S/A (Brazil)*	171,400	535,671

		58,025,558

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea)	11,328	848,467

Textiles, Apparel & Luxury Goods — 1.1%
Kontoor Brands, Inc.	35,520	1,440,691

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. (Class B Stock)	135,192	$19,125,612
VF Corp.	22,197	1,895,846

		22,462,149

Thrifts & Mortgage Finance — 0.0%
Northwest Bancshares, Inc.	69,810	889,379

Tobacco — 1.1%
Philip Morris International, Inc.	221,082	18,303,379
Swedish Match AB (Sweden)	47,609	3,698,428

		22,001,807

Trading Companies & Distributors — 1.3%
Brenntag AG (Germany)	183,385	14,242,755
Electrocomponents PLC (United Kingdom)	31,934	381,007
Fastenal Co.	85,188	4,159,730
Ferguson PLC	22,082	2,688,744
GATX Corp.(a)	14,270	1,186,978
Triton International Ltd. (Bermuda)	65,219	3,163,774

		25,822,988

Water Utilities — 0.3%
Guangdong Investment Ltd. (China)	2,801,199	5,049,108

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	80,500	2,393,008
SK Telecom Co. Ltd. (South Korea)	5,577	1,224,606

		3,617,614

TOTAL COMMON STOCKS (cost $1,438,590,820)		1,757,808,097

PREFERRED STOCK — 0.2%
Automobiles
Volkswagen AG (Germany) (PRFC) (cost $2,901,627)	19,184	3,593,331

TOTAL LONG-TERM INVESTMENTS (cost $1,441,492,447)		1,761,401,428

SHORT-TERM INVESTMENTS — 15.9%
AFFILIATED MUTUAL FUND — 2.7%
PGIM Institutional Money Market Fund (cost $55,363,240; includes $55,356,238 of cash collateral for securities on loan)(b)(w)	55,388,504	55,360,809

UNAFFILIATED FUND — 11.3%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, (Institutional Shares)	229,470,334	229,470,334

(cost $229,470,334)
OPTIONS PURCHASED*~ — 1.9%
(cost $64,638,388)		37,946,600

TOTAL SHORT-TERM INVESTMENTS (cost $349,471,962)		322,777,743

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.9% (cost $1,790,964,409)		2,084,179,171

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Value
OPTIONS WRITTEN*~ — (1.2)%
(premiums received $41,340,572)	$(24,125,034)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.7% (cost $1,749,623,837)	2,060,054,137
Liabilities in excess of other assets(z) — (1.7)%	(33,871,968)

NET ASSETS — 100.0%	$2,026,182,169

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $70,648 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,835,276; cash collateral of $55,356,238 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/19/21	$3,150.00	1,430	143	$4,026,880
S&P 500 Index	Put	06/18/21	$3,250.00	1,374	137	12,091,200
S&P 500 Index	Put	09/17/21	$3,375.00	1,372	137	21,828,520

Total Options Purchased (cost $64,638,388)						$37,946,600

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/19/21	$2,875.00	1,430	143	$(1,951,950)
S&P 500 Index	Put	06/18/21	$2,975.00	1,374	137	(7,672,416)
S&P 500 Index	Put	09/17/21	$3,100.00	1,372	137	(14,500,668)

Total Options Written (premiums received $41,340,572)						$(24,125,034)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
1,141	Mini MSCI Emerging Markets Index	Mar. 2021	$73,491,810	$(1,987,793)
785	Russell 2000 E-Mini Index	Mar. 2021	77,510,900	(2,154,527)
397	S&P 500 E-Mini Index	Mar. 2021	74,413,680	(1,744,664)
344	S&P/TSX 60 Index	Mar. 2021	55,611,847	688,140

				$(5,198,844)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Japanese Yen,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY 7,940,800	$76,114,524	$76,973,427	$858,903	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD 52,900	$41,622,408	$41,567,262	$55,146	$—

					$914,049	$ —

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$17,998,722	$ —

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$62,123,916	$7,858,851	$—
Air Freight & Logistics	8,216,429	3,818,089	—
Auto Components	2,045,522	1,203,697	—
Automobiles	—	2,270,854	—
Banks	72,171,479	12,492,915	—
Beverages	51,060,015	20,426,395	—
Biotechnology	4,574,249	—	—
Building Products	9,047,969	4,467,738	—
Capital Markets	44,762,938	8,044,169	—
Chemicals	52,054,006	1,172,925	—
Commercial Services & Supplies	37,733,176	1,003,293	—
Communications Equipment	29,597,598	4,776,683	—
Construction & Engineering	2,966,435	5,311,227	—
Construction Materials	—	1,803,590	—
Consumer Finance	36,717,866	3,195,601	—
Containers & Packaging	8,267,862	6,964,487	—
Diversified Consumer Services	6,250,746	—	—
Diversified Financial Services	5,802,315	4,600,564	—
Diversified Telecommunication Services	4,005,693	10,305,377	—
Electric Utilities	18,264,726	527,670	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Electrical Equipment	$10,827,016	$8,418,503	$—
Electronic Equipment, Instruments & Components	30,946,979	1,005,245	—
Energy Equipment & Services	186,951	—	—
Equity Real Estate Investment Trusts (REITs)	53,776,955	1,446,656	—
Food & Staples Retailing	4,939,918	780,169	—
Food Products	23,467,476	7,273,726	—
Gas Utilities	7,437,406	5,962,699	—
Health Care Equipment & Supplies	98,415,394	7,551,360	—
Health Care Providers & Services	52,606,126	—	—
Health Care Technology	2,719,950	—	—
Hotels, Restaurants & Leisure	42,977,052	16,103,189	—
Household Durables	14,757,741	—	—
Household Products	30,222,234	—	—
Independent Power & Renewable Electricity Producers	—	781,865	—
Industrial Conglomerates	—	1,331,119	—
Insurance	126,821,014	22,975,383	—
Interactive Media & Services	17,433,944	4,093,823	—
Internet & Direct Marketing Retail	8,823,387	2,217,211	—
IT Services	69,655,779	13,225,465	—
Leisure Products	2,445,647	—	—
Machinery	40,959,012	12,600,574	—
Marine	587,347	7,101,638	—
Media	19,159,327	1,115,009	—
Metals & Mining	3,019,522	1,500,671	—
Multiline Retail	6,289,554	321,402	—
Multi-Utilities	10,891,899	5,798,099	—
Oil, Gas & Consumable Fuels	17,815,445	5,275,165	—
Paper & Forest Products	1,843,076	979,063	—
Pharmaceuticals	69,619,509	20,194,673	—
Professional Services	6,277,051	13,132,376	—
Real Estate Management & Development	6,056,311	7,127,643	—
Road & Rail	51,995,081	1,525,093	—
Semiconductors & Semiconductor Equipment	11,012,129	16,277,411	—
Software	33,011,852	—	70,648
Specialty Retail	55,533,312	2,492,246	—
Technology Hardware, Storage & Peripherals	—	848,467	—
Textiles, Apparel & Luxury Goods	22,462,149	—	—
Thrifts & Mortgage Finance	889,379	—	—
Tobacco	18,303,379	3,698,428	—
Trading Companies & Distributors	8,510,482	17,312,506	—
Water Utilities	—	5,049,108	—
Wireless Telecommunication Services	—	3,617,614	—
Preferred Stock
Automobiles	—	3,593,331	—
Affiliated Mutual Fund	55,360,809	—	—
Unaffiliated Fund	229,470,334	—	—
Options Purchased	4,026,880	33,919,720	—

Total	$1,727,217,748	$356,890,775	$70,648

Liabilities
Options Written	$(22,173,084)	$(1,951,950)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$688,140	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	914,049	—

Total	$688,140	$914,049	$—

Liabilities
Futures Contracts	$(5,886,984)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Unaffiliated Fund	11.3%
Insurance	7.4
Health Care Equipment & Supplies	5.2
Pharmaceuticals	4.4
Banks	4.2
IT Services	4.1
Beverages	3.5
Aerospace & Defense	3.5
Hotels, Restaurants & Leisure	2.9
Specialty Retail	2.9
Affiliated Mutual Fund (2.7% represents investments purchased with collateral from securities on loan)	2.7
Equity Real Estate Investment Trusts (REITs)	2.7
Machinery	2.6
Road & Rail	2.6
Chemicals	2.6
Capital Markets	2.6
Health Care Providers & Services	2.6
Consumer Finance	2.0
Commercial Services & Supplies	1.9
Options Purchased	1.9
Communications Equipment	1.7
Software	1.6
Electronic Equipment, Instruments & Components	1.6
Food Products	1.5
Household Products	1.5
Semiconductors & Semiconductor Equipment	1.4
Trading Companies & Distributors	1.3
Oil, Gas & Consumable Fuels	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1
Interactive Media & Services	1.1
Media	1.0
Professional Services	1.0
Electrical Equipment	1.0
Electric Utilities	0.9
Multi-Utilities	0.8

Containers & Packaging	0.8%
Household Durables	0.7
Diversified Telecommunication Services	0.7
Building Products	0.7
Gas Utilities	0.7
Real Estate Management & Development	0.7
Air Freight & Logistics	0.6
Internet & Direct Marketing Retail	0.6
Diversified Financial Services	0.5
Construction & Engineering	0.4
Marine	0.4
Multiline Retail	0.3
Diversified Consumer Services	0.3
Automobiles	0.3
Food & Staples Retailing	0.3
Water Utilities	0.3
Biotechnology	0.2
Metals & Mining	0.2
Wireless Telecommunication Services	0.2
Auto Components	0.2
Paper & Forest Products	0.1
Health Care Technology	0.1
Leisure Products	0.1
Construction Materials	0.1
Industrial Conglomerates	0.1
Thrifts & Mortgage Finance	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Energy Equipment & Services	0.0	*

	102.9
Options Written	(1.2)
Liabilities in excess of other assets	(1.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker- variation margin futures	$688,140	*	Due from/to broker- variation margin futures	$5,886,984	*
Equity contracts	Unaffiliated investments	37,946,600		Options written outstanding, at value	24,125,034
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	914,049		—	—

		$39,548,789			$30,012,018

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$85	$77,184,604	$(73,937,869)	$(41,110,161)	$3,295,041

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$14,993,876	$(3,196,925)	$(1,803,399)	$—
Foreign exchange contracts	—	—	—	914,049

Total	$14,993,876	$(3,196,925)	$(1,803,399)	$914,049

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$49,379,228	$360,840	$232,503,911	$54,323,558

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Foreign Currency Exchange Contracts—Sold(3)
$40,574,354

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$53,835,276	$(53,835,276)	$—

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$914,049	$—	$914,049	$—	$914,049

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $53,835,276:
Unaffiliated investments (cost $1,735,601,169)	$2,028,818,362
Affiliated investments (cost $55,363,240)	55,360,809
Foreign currency, at value (cost $610,989)	610,673
Deposit with broker for centrally cleared/exchange-traded derivatives	17,998,722
Tax reclaim receivable	2,019,423
Dividends receivable	1,819,577
Unrealized appreciation on OTC forward foreign currency exchange contracts	914,049
Receivable for Portfolio shares sold	425,640
Receivable for investments sold	416,236
Due from broker-variation margin futures	87,699
Receivable from affiliate	42,129
Prepaid expenses and other assets	221,043

Total Assets	2,108,734,362

LIABILITIES
Payable to broker for collateral for securities on loan	55,356,238
Options written outstanding, at value (proceeds received $41,340,572)	24,125,034
Payable to affiliate	890,331
Payable for investments purchased	843,090
Management fee payable	676,522
Payable for Portfolio shares purchased	376,185
Accrued expenses and other liabilities	178,680
Distribution fee payable	55,064
Foreign capital gains tax liability accrued	47,529
Trustees’ fees payable	3,119
Affiliated transfer agent fee payable	401

Total Liabilities	82,552,193

NET ASSETS	$2,026,182,169

Net assets were comprised of:
Partners’ Equity	$2,026,182,169

Net asset value and redemption price per share, $2,026,182,169 / 109,082,909 outstanding shares of beneficial interest	$18.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $1,025,240 foreign withholding tax, of which $109,717 is reimbursable by an affiliate)	$31,542,230
Income from securities lending, net (including affiliated income of $201,783)	281,647

Total income	31,823,877

EXPENSES
Management fee	15,097,705
Distribution fee	4,655,048
Custodian and accounting fees	320,940
Trustees’ fees	33,630
Legal fees and expenses	31,649
Audit fee	28,462
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,060
Shareholders’ reports	6,763
Miscellaneous	106,401

Total expenses	20,287,658
Less: Fee waiver and/or expense reimbursement	(1,024,110)

Net expenses	19,263,548

NET INVESTMENT INCOME (LOSS)	12,560,329

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $189,307)	142,197,144
Futures transactions	(41,110,161)
Forward currency contract transactions	3,295,041
Options written transactions	(73,937,869)
Foreign currency transactions	(512,813)

29,931,342

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,325)) (net of change in foreign capital gains taxes $(20,195))	21,254,775
Futures	(1,803,399)
Forward currency contracts	914,049
Options written	(3,196,925)
Foreign currencies	88,322

17,256,822

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	47,188,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,748,493

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,560,329	$19,919,825
Net realized gain (loss) on investment and foreign currency transactions	29,931,342	123,212,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,256,822	229,084,101

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,748,493	372,216,223

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [55,016,772 and 7,663,080 shares, respectively]	852,867,193	117,692,061
Portfolio shares purchased [68,007,847 and 8,696,987 shares, respectively]	(1,013,488,890)	(141,636,423)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(160,621,697)	(23,944,362)

CAPITAL CONTRIBUTIONS	—	9,316

TOTAL INCREASE (DECREASE)	(100,873,204)	348,281,177
NET ASSETS:
Beginning of year	2,127,055,373	1,778,774,196

End of year	$2,026,182,169	$2,127,055,373

SEE NOTES TO FINANCIAL STATEMENTS.

A163

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 23 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Realty Portfolio, which is a non-diversified portfolio for purposes of the 1940Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Emerging Markets Equity Portfolio (“Emerging Markets Equity”) formerly known as AST Parametric Emerging Markets Equity Portfolio	Long-term capital appreciation.	AQR Capital Management, LLC/J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)/Martin Currie Inc. Prior to April 25, 2020 Parametric Portfolio Associates, LLC

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P. (“GSAM”)

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)/Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”)/William Blair Investment Management, LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC/LSV Asset Management (“LSV”)

B1

Portfolio	Objective(s)	Subadviser(s)
AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison

AST Large-Cap Core Portfolio (“Large-Cap Core”) formerly known as AST QMA Large-Cap Portfolio	Long-term capital appreciation.	J.P. Morgan(effective April 25, 2020)/Massachusetts Financial Services Company (“MFS”)(effective April 25, 2020)/QMA LLC (a wholly-owned subsidiary of PGIM, Inc.)

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	MFS

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Mid-Cap Growth Portfolio (“Mid-Cap Growth”)	Long-term growth of capital.	MFS/Victory Capital Management, Inc. (“Victory Capital”)

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV/Neuberger Berman

AST Small-Cap Growth Portfolio (“Small-Cap Growth ”)	Long- term capital growth.	Emerald Mutual Fund Advisers Trust/UBS Asset Management (Americas), Inc.

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	Victory Capital/Wellington Management Company, LLP(“Wellington”)

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan/LMCG Investments, LLC

B2

Portfolio	Objective(s)	Subadviser(s)
AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc. (“T. Rowe”)

AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”)	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe

AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”)	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management, LLP

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted

B3

valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

B4

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized

B5

gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with

B6

respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

B7

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped

B8

by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.79%
Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $ 200 million; 0.9125% on next $ 250 million; 0.9025% on next $2.5 billion; 0.8925% on next $ 2.75 billion; 0.8625% on next $ 4 billion; 0.8425% in excess of $10 billion	0.83%
Goldman Sachs Small-Cap Value	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.76%
Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.56%
International Growth	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.79%
International Value	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.80%
J.P. Morgan International Equity	0.8325% first $75 million; 0.6825% on next $ 225 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.71%

B9

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Jennison Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.71%
Large-Cap Core	0.5825% of first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.54%
Loomis Sayles Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.65%
MFS Global Equity	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.82%
MFS Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.70%
MFS Large-Cap Value	0.6825% first $300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.66%
Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.76%
Neuberger Berman/LSV Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $ 250 million; 0.6525% on next $ 2.25 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.72%

B10

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.72%
Small-Cap Growth Opportunities	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.77%
Small-Cap Value	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.73%
T. Rowe Price Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $ 250 million; 0.6525% on next $ 2.25 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.64%
T. Rowe Price Large-Cap Value	0.5825% first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.53%
T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.72%
WEDGE Capital Mid-Cap Value	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.77%
Wellington Management Hedged Equity	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.76%

B11

Portfolio	Fee Waivers and/or Expense Limitations
Cohen & Steers Realty	contractually waive 0.052% through June 30, 2020; effective July 1, 2020 contractually limit expenses to 1.10% through June 30, 2021
Emerging Markets Equity	effective April 25, 2020 contractually limit expenses to 1.30% through June 30, 2022
Goldman Sachs Small-Cap Value	contractually waive 0.01% through June 30, 2021
Hotchkis & Wiley Large-Cap Value	contractually waive 0.009% through June 30, 2021
International Growth	contractually waive 0.02% through June 30, 2021
International Value	contractually limit expenses to 1.085% through June 30, 2020
Large-Cap Core	contractually waive 0.015% through June 30, 2021; effective April 25, 2020 contractually limit expenses to 0.81% through June 30, 2022
Loomis Sayles Large-Cap Growth	contractually waive 0.06% through June 30, 2021
MFS Global Equity	effective March 1, 2020, contractually waive 0.0067% through June 30, 2021
MFS Growth	contractually waive 0.014% through June 30, 2021; effective March 1, 2020 contractually waive additional 0.0045% through June 30, 2021
MFS Large-Cap Value	effective March 1, 2020, contractually waive 0.0045% through June 30, 2021
Mid-Cap Growth	contractually limit expenses to 1.02%
through June 30, 2020
effective March 1, 2020,
contractually waive 0.0047%
through June 30, 2021
effective July 1, 2020
contractually limit expenses to 1.05%
through June 30, 2021
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.002% through June 30, 2021

B12

Portfolio	Fee Waivers and/or Expense Limitations
Small-Cap Growth	contractually waive 0.004% through June 30, 2021
T. Rowe Price Large-Cap Growth	contractually waive 0.0373% through June 30, 2021
T. Rowe Price Large-Cap Value	contractually waive 0.040%
through June 30, 2020,
contractually limit expenses to 0.79%
through June 30, 2020;
contractually waive 0.0011%
through June 30, 2021;
effective March 1, 2020
contractually waive additional 0.0117%
through June 30, 2021
T. Rowe Price Natural Resources	contractually waive 0.0152% through June 30, 2021
WEDGE Capital Mid-Cap Value	contractually waive 0.01% through June 30, 2021
Wellington Management Hedged Equity	contractually waive 0.055% through June 30, 2021

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2020, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Cohen & Steers Realty	$199,636
Emerging Markets Equity	257
International Growth	101,765
J.P. Morgan International Equity	290
Jennison Large-Cap Growth	36,968
Large-Cap Core	6,236
Loomis Sayles Large-Cap Growth	116,248
Mid-Cap Growth	16,678
Neuberger Berman/LSV Mid-Cap Value	56,915
Small-Cap Growth	158,638
Small-Cap Growth Opportunities	14,540
Small-Cap Value	115,402
Wellington Management Hedged Equity	12,237

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

B13

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
MFS Global Equity	$393,122	$830,833	$178,282
MFS Growth	1,721,209	2,329,749	216,993
MFS Large-Cap Value	9,252,702	11,343,924	2,773,110
Mid-Cap Growth	624,267	1,648,997	884,429
Small-Cap Growth Opportunities	165,984	15,684	(25,234)
Wellington Management Hedged Equity	3,028,535	2,254,355	459,384

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Cohen & Steers Realty	$217
Emerging Markets Equity	29,398
Goldman Sachs Small-Cap Value	1,210
Hotchkis & Wiley Large-Cap Value	1,541
International Growth	306
International Value	1,065
J.P. Morgan International Equity	659
Jennison Large-Cap Growth	49
Large-Cap Core	22
Loomis Sayles Large-Cap Growth	1,108
MFS Global Equity	2,522
MFS Growth	111
MFS Large-Cap Value	67

B14

Portfolio	Capital Contributions
Mid-Cap Growth	$1,786
Neuberger Berman/LSV Mid-Cap Value	1,212
Small-Cap Growth	760
Small-Cap Growth Opportunities	544
Small-Cap Value	913
T. Rowe Price Large-Cap Growth	1,156
T. Rowe Price Large-Cap Value	826
T. Rowe Price Natural Resources	650
WEDGE Capital Mid-Cap Value	215
Wellington Management Hedged Equity	568

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

B15

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Emerging Markets Equity	$93,466
Goldman Sachs Small-Cap Value	43,972
International Growth	431,338
International Value	1,826,594
J.P. Morgan International Equity	148,594
Loomis Sayles Large-Cap Growth	163,700
MFS Global Equity	37,498
MFS Large-Cap Value	1,650
T. Rowe Price Large-Cap Value	70,098
T. Rowe Price Natural Resources	33,752
Wellington Management Hedged Equity	109,717

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Hotchkis & Wiley Large-Cap Value	$182,746
International Growth	362,972
International Value	34,211
J.P. Morgan International Equity	32,403
Jennison Large-Cap Growth	45,262
Large-Cap Core	62,445
MFS Global Equity	171,908
MFS Growth	76,211
MFS Large-Cap Value	29,254
Mid-Cap Growth	2,956
T. Rowe Price Large-Cap Growth	16,680
T. Rowe Price Large-Cap Value	832,840
T. Rowe Price Natural Resources	227,130
Wellington Management Hedged Equity	132,550

B16

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Emerging Markets Equity	$60,949
Hotchkis & Wiley Large-Cap Value	736
International Growth	559,297
International Value	751,067
J.P. Morgan International Equity	219,744
Loomis Sayles Large-Cap Growth	871
MFS Global Equity	37,151
MFS Growth	1,445
Small-Cap Growth Opportunities	7,868
T. Rowe Price Natural Resources	50,296
Wellington Management Hedged Equity	8,748

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Cohen & Steers Realty	$443,720,295	$470,156,941
Emerging Markets Equity	785,457,968	588,892,641
Goldman Sachs Small-Cap Value	810,856,703	830,443,487
Hotchkis & Wiley Large-Cap Value	1,393,001,425	756,284,296
International Growth	1,083,020,550	1,540,316,186
International Value	856,427,090	842,011,884
J.P. Morgan International Equity	224,216,395	235,386,951
Jennison Large-Cap Growth	1,199,079,563	1,216,041,954
Large-Cap Core	3,077,500,489	3,053,454,399
Loomis Sayles Large-Cap Growth	876,375,763	1,644,383,117
MFS Global Equity	202,549,844	252,002,600
MFS Growth	877,158,945	870,477,215
MFS Large-Cap Value	961,304,997	816,542,851
Mid-Cap Growth	1,032,615,622	1,222,058,993
Neuberger Berman/LSV Mid-Cap Value	323,248,932	322,074,939
Small-Cap Growth	753,874,980	905,195,424
Small-Cap Growth Opportunities	649,940,771	795,760,085
Small-Cap Value	593,948,580	537,529,598
T. Rowe Price Large-Cap Growth	1,251,849,019	1,533,097,118
T. Rowe Price Large-Cap Value	1,951,595,291	2,098,482,431
T. Rowe Price Natural Resources	348,604,480	331,367,471
WEDGE Capital Mid-Cap Value	197,011,155	186,443,778
Wellington Management Hedged Equity	1,425,188,691	1,741,006,736

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

B17

Cohen & Steers Realty
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 9,240,997	$292,049,683	$291,990,882	$—	$—	$9,299,798	9,299,798	$45,256
PGIM Institutional Money Market Fund*
60,507,688	402,365,815	438,973,783	(3,074)	(80,448)	23,816,198	23,828,112	108,324	**

$69,748,685	$694,415,498	$730,964,665	$(3,074)	$(80,448)	$33,115,996		$153,580

Emerging Markets Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 7,325,375	$358,613,096	$361,984,594	$—	$—	$3,953,877	3,953,877	$44,035
PGIM Institutional Money Market Fund*
6,221,247	160,085,551	155,579,964	(170)	(8,655)	10,718,009	10,723,371	20,502	**

$13,546,622	$518,698,647	$517,564,558	$(170)	$(8,655)	$14,671,886		$64,537

Goldman Sachs Small-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 15,462,650	$378,680,218	$387,722,095	$—	$—	$6,420,773	6,420,773	$100,922
PGIM Institutional Money Market Fund*
137,317,559	403,516,834	470,515,015	(16,867)	(76,259)	70,226,252	70,261,383	218,915	**

$152,780,209	$782,197,052	$858,237,110	$(16,867)	$(76,259)	$76,647,025		$319,837

Hotchkis & Wiley Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$10,237,922	$1,424,235,000	$1,420,316,382	$—	$—	$14,156,540	14,156,540	$193,986
PGIM Institutional Money Market Fund*
132,112,825	1,047,980,080	1,072,821,761	(13,875)	(110,714)	107,146,555	107,200,154	326,333	**

$142,350,747	$2,472,215,080	$2,493,138,143	$(13,875)	$(110,714)	$121,303,095		$520,319

International Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$23,247,720	$662,987,679	$669,441,069	$—	$—	$16,794,330	16,794,330	$174,417

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$79,986,360	$690,532,139	$662,886,807	$(11,740)	$9,923	$107,629,875	107,683,717	$229,410	**

$103,234,080	$1,353,519,818	$1,332,327,876	$(11,740)	$9,923	$124,424,205		$403,827

International Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$21,240,992	$734,485,526	$720,070,520	$—	$—	$35,655,998	35,655,998	$249,906
PGIM Institutional Money Market Fund*
4,217,466	348,837,953	304,621,042	(2,068)	211	48,432,520	48,456,748	64,793	**

$25,458,458	$1,083,323,479	$1,024,691,562	$(2,068)	$211	$84,088,518		$314,699

J.P. Morgan International Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$3,222,961	$230,430,526	$220,969,125	$—	$—	$12,684,362	12,684,362	$53,641
PGIM Institutional Money Market Fund*
—	56,951,543	56,953,630	—	2,087	—	—	5,449	**

$3,222,961	$287,382,069	$277,922,755	$—	$2,087	$12,684,362		$59,090

Jennison Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 2,594,590	$830,308,911	$832,903,501	$—	$—	$—	—	$114,738
PGIM Institutional Money Market Fund*
92,430,822	983,874,228	918,050,413	65,161	(156,529)	158,163,269	158,242,390	273,534	**

$95,025,412	$1,814,183,139	$1,750,953,914	$65,161	$(156,529)	$158,163,269		$388,272

Large-Cap Core
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$29,400,752	$1,395,625,303	$1,349,703,082	$—	$—	$75,322,973	75,322,973	$339,928
PGIM Institutional Money Market Fund*
79,515,244	591,429,868	627,534,284	(6,145)	(27,371)	43,377,312	43,399,011	154,823	**

$108,915,996	$1,987,055,171	$1,977,237,366	$(6,145)	$(27,371)	$118,700,285		$494,751

B19

Loomis Sayles Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$28,413,968	$1,093,565,044	$1,102,880,575	$—	$—	$19,098,437	19,098,437	$252,164
PGIM Institutional Money Market Fund*
228,648,057	1,053,883,594	1,110,417,192	(45,665)	241,581	172,310,375	172,396,573	428,254	**

$257,062,025	$2,147,448,638	$2,213,297,767	$(45,665)	$241,581	$191,408,812		$680,418

MFS Global Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 5,536,219	$281,853,386	$274,999,627	$—	$—	$12,389,978	12,389,978	$60,675
PGIM Institutional Money Market Fund*
58,134,394	268,540,762	297,319,276	(2,226)	(32,922)	29,320,732	29,335,400	81,502	**

$63,670,613	$550,394,148	$572,318,903	$(2,226)	$(32,922)	$41,710,710		$142,177

MFS Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 10,221,515	$807,255,768	$811,458,917	$—	$—	$6,018,366	6,018,366	$200,932
PGIM Institutional Money Market Fund*
95,360,695	410,760,612	484,939,594	(6,391)	27,095	21,202,417	21,213,023	175,942	**

$105,582,210	$1,218,016,380	$1,296,398,511	$(6,391)	$27,095	$27,220,783		$376,874

MFS Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$28,988,138	$1,006,234,645	$1,022,219,702	$—	$—	$13,003,081	13,003,081	$271,665
PGIM Institutional Money Market Fund*
54,153,991	563,414,939	570,063,984	(2,628)	(33,735)	47,468,583	47,492,330	203,426	**

$83,142,129	$1,569,649,584	$1,592,283,686	$(2,628)	$(33,735)	$60,471,664		$475,091

Mid-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$10,534,357	$680,630,641	$679,979,452	$—	$—	$11,185,546	11,185,546	$161,883

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$231,048,102	$806,898,292	$919,215,358	$(30,303)	$84,110	$118,784,843	118,844,265	$340,549	**

$241,582,459	$1,487,528,933	$1,599,194,810	$(30,303)	$84,110	$129,970,389		$502,432

Neuberger Berman/LSV Mid-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 1,919,571	$228,066,794	$228,386,017	$—	$—	$1,600,348	1,600,348	$45,456
PGIM Institutional Money Market Fund*
115,675,454	410,707,136	455,470,771	(16,993)	8,079	70,902,905	70,938,374	253,991	**

$117,595,025	$638,773,930	$683,856,788	$(16,993)	$8,079	$72,503,253		$299,447

Small-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 6,681,470	$233,840,196	$238,479,615	$—	$—	$2,042,051	2,042,051	$54,618
PGIM Institutional Money Market Fund*
241,062,841	843,408,010	854,160,979	(41,401)	(15,155)	230,253,316	230,368,500	566,749	**

$247,744,311	$1,077,248,206	$1,092,640,594	$(41,401)	$(15,155)	$232,295,367		$621,367

Small-Cap Growth Opportunities
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 7,343,034	$171,601,866	$177,423,600	$—	$—	$1,521,300	1,521,300	$45,639
PGIM Institutional Money Market Fund*
178,587,150	590,398,119	601,124,187	(31,158)	33,410	167,863,334	167,947,307	419,459	**

$185,930,184	$761,999,985	$778,547,787	$(31,158)	$33,410	$169,384,634		$465,098

Small-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$10,385,933	$439,166,038	$434,692,384	$—	$—	$14,859,587	14,859,587	$87,685
PGIM Institutional Money Market Fund*
79,777,131	260,075,220	265,102,145	(14,197)	(16,945)	74,719,064	74,756,442	150,368	**

$90,163,064	$699,241,258	$699,794,529	$(14,197)	$(16,945)	$89,578,651		$238,053

B21

T. Rowe Price Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 17,181,622	$1,151,518,502	$1,144,977,875	$—	$—	$23,722,249	23,722,249	$328,264
PGIM Institutional Money Market Fund*
317,754,609	1,687,903,434	1,848,286,942	(26,692)	(48,281)	157,296,128	157,374,816	664,244	**

$334,936,231	$2,839,421,936	$2,993,264,817	$(26,692)	$(48,281)	$181,018,377		$992,508

T. Rowe Price Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$149,821,253	$907,763,598	$984,933,242	$(16,579)	$(90,330)	$72,544,700	72,580,990	$246,787	**

T. Rowe Price Natural Resources
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 983,930	$190,403,131	$189,570,977	$—	$—	$1,816,084	1,816,084	$28,701
PGIM Institutional Money Market Fund*
29,085,784	170,333,824	180,710,707	(1,942)	20,014	18,726,973	18,736,341	57,916	**

$30,069,714	$360,736,955	$370,281,684	$(1,942)	$20,014	$20,543,057		$86,617

WEDGE Capital Mid-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$10,092,489	$193,196,612	$202,470,241	$—	$—	$818,860	818,860	$75,726
PGIM Institutional Money Market Fund*
40,458,032	170,932,376	201,772,751	(3,572)	28,550	9,642,635	9,647,459	35,159	**

$50,550,521	$364,128,988	$404,242,992	$(3,572)	$28,550	$10,461,495		$110,885

Wellington Management Hedged Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$117,189,810	$589,316,571	$651,326,554	$(8,325)	$189,307	$55,360,809	55,388,504	$201,783	**

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

B22

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
Cohen & Steers Realty	$3,185,704	2.33%	27	$8,636,000	$—
Emerging Markets Equity	8,685,933	2.34	45	35,889,000	—
Goldman Sachs Small-Cap Value	4,497,625	2.29	8	18,849,000	—
Hotchkis & Wiley Large-Cap Value	2,628,000	2.30	3	2,628,000	—
International Growth	7,270,122	2.12	41	36,677,000	—
International Value	5,012,303	2.32	66	29,568,000	—
J.P. Morgan International Equity	7,233,095	2.29	21	21,609,000	—
Jennison Large-Cap Growth	7,620,333	2.12	36	41,803,000	—
Large-Cap Core	1,504,500	2.01	2	2,437,000	—
Loomis Sayles Large-Cap Growth	11,787,000	1.89	2	14,929,000	—
MFS Global Equity	4,465,700	2.27	20	17,276,000	—
MFS Growth	10,077,750	1.93	12	19,018,000	—
MFS Large-Cap Value	2,479,200	1.61	5	4,014,000	—
Mid-Cap Growth	4,888,667	2.41	21	25,784,000	—
Neuberger Berman/LSV Mid-Cap Value	2,650,310	2.33	29	13,035,000	—
Small-Cap Growth	1,563,706	2.20	17	5,520,000	—
Small-Cap Growth Opportunities	2,015,632	1.81	19	8,222,000	—
Small-Cap Value	1,337,391	2.45	23	7,617,000	—
T. Rowe Price Large-Cap Growth	7,710,900	2.31	10	26,791,000	—
T. Rowe Price Large-Cap Value	6,273,500	2.30	4	7,794,000	—
T. Rowe Price Natural Resources	5,820,241	2.08	29	29,012,000	—
WEDGE Capital Mid-Cap Value	4,703,250	2.30	8	8,787,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, substantially all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Cohen & Steers Realty	5	99.9%
Emerging Markets Equity	5	91.6
Goldman Sachs Small-Cap Value	5	88.2
Hotchkis & Wiley Large-Cap Value	5	92.2
International Growth	6	95.3

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Portfolio	Number of Shareholders	Percentage of Outstanding Shares
International Value	6	94.9%
J.P. Morgan International Equity	3	99.9
Jennison Large-Cap Growth	5	92.7
Large-Cap Core	4	98.5
Loomis Sayles Large-Cap Growth	4	88.9
MFS Global Equity	3	99.9
MFS Growth	5	93.4
MFS Large-Cap Value	4	87.6
Mid-Cap Growth	3	87.0
Neuberger Berman/LSV Mid-Cap Value	3	87.3
Small-Cap Growth	5	90.0
Small-Cap Growth Opportunities	5	90.3
Small-Cap Value	6	91.4
T. Rowe Price Large-Cap Growth	4	89.3
T. Rowe Price Large-Cap Value	4	87.8
T. Rowe Price Natural Resources	3	99.9
WEDGE Capital Mid-Cap Value	5	93.0
Wellington Management Hedged Equity	3	99.9

9.	Purchases & Redemption In-kind

On January 24, 2020, the Board approved the repositioning (strategy enhancements) of AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”) and AST AQR Large-Cap Portfolio (“AQR Large-Cap”) and the reorganization of these Portfolios into Emerging Markets Equity and Large-Cap Core, respectively.

As of the close of business on April 24, 2020, and as a result of the repositioning, Emerging Markets Equity issued shares in exchange of portfolio securities and other assets from the AQR Emerging Markets Equity and Large-Cap Core issued shares in exchange of portfolio securities and other assets from the AQR Large-Cap.

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind:

Portfolio	Fund Shares Transferred	Applicable Affiliated Portfolio	Market Value of Net Assets Received
Emerging Markets Equity	12,618,552	AQR Emerging Markets Equity	$87,951,308
Large-Cap Core	59,995,894	AQR Large-Cap	1,094,925,074

The dollar amount of in-kind shares is included with net proceeds from shares sold on the Statement of Changes in Net Assets.

For US GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Affiliated Portfolios.

10.	Risks of Investing in the Portfolio

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Derivatives Risk:     Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

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Emerging Markets Risk:     The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:     There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Foreign Securities Risk:     A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Investments in China Risk:     Investments in China subject a Portfolio to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

Large Company Risk:     Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

Market and Management Risk:     Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio

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to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Mid-Sized Company Risk:     The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.

Non-Diversification Risk:     A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.

Real Estate Risk:     Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

US Government Securities Risk:     US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities,

B27

instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since a Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style. In addition, the Portfolio’s value investment style may go out of favor with investors, negatively affecting the Portfolio’s performance.

11.	Reorganization

On November 27-28, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large Cap Value”) (the “Merged Portfolio”) for shares of T. Rowe Price Large Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on March 5, 2019 and the reorganization took place at the close of business on April 26, 2019.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Goldman Sachs Large-Cap Value	$1,578,334,194	$1,443,490,798

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 26, 2019:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Goldman Sachs Large-Cap Value	49,497,578	T. Rowe Price Large-Cap Value	102,592,839	$1,616,863,138

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on investments	Acquiring Portfolio	Net Assets
Goldman Sachs Large-Cap Value	$1,616,863,138	$134,843,396	T. Rowe Price Large-Cap Value	$1,414,119,765

Assuming the acquisition had been completed on January 1, 2019, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized gain on investments(b)	Net increase in net assets resulting from operations
T. Rowe Price Large-Cap Value	$57,982,152	$615,088,121	$673,067,273

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(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Goldman Sachs Large-Cap Value $7,115,169.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Goldman Sachs Large-Cap Value $208,589,969.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since April 26, 2019.

On January 24, 2020, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AQR Emerging Markets Equity and AQR Large-Cap (the “Merged Portfolios”) for shares of Emerging Markets Equity and Large-Cap Core (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on July 15, 2020 and the reorganization took place at the close of business on August 14, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolios:

Merged Portfolio	Total Investment Value	Total Investment Cost
AQR Emerging Markets Equity	$21,167,150	$19,288,817
AQR Large-Cap	24,282,275	20,477,315

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisitions were accomplished by a tax-free exchange of the following shares on August 14, 2020:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AQR Emerging Markets Equity	2,899,831	Emerging Markets Equity	4,103,328	$35,124,491
AQR Large-Cap	1,285,681	Large-Cap Core	1,234,206	26,720,555

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets
AQR Emerging Markets Equity	$35,124,491	$1,878,333	Emerging Markets Equity	$512,393,433
AQR Large-Cap	26,720,555	3,804,960	Large-Cap Core	3,241,988,782

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Portfolios’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized gain on investments(b)	Net increase in net assets resulting from operations
Emerging Markets Equity	$6,459,013	$48,181,237	$54,640,250
Large-Cap Core	31,649,539	78,044,063	109,693,602

(a)	Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the

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Acquiring Portfolios, plus net investment income from the Merged Portfolios pre-merger as follows: AQR Emerging Markets Equity $289,632 and AQR Large-Cap $5,870,555.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: AQR Emerging Markets Equity $(33,936,149) and AQR Large-Cap $(357,161,704).

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as single integrated portfolios since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolios’ Statement of Operations since August 14, 2020 for the Plan.

12.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

13.	Subsequent Event

On September 10, 2020, the Board approved the reorganization (the “Reorganization”) of WEDGE Capital Mid-Cap Value (the “Target Portfolio”) into Neuberger Berman/LSV Mid-Cap Value (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the Reorganization at a meeting on January 7, 2021 and the Reorganization will take place at the close of business on February 19, 2021. Upon completion of the Reorganization, the Acquiring Portfolio’s name will be changed to the AST Mid-Cap Value Portfolio.

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Financial Highlights

AST Cohen & Steers Realty Portfolio

	Year Ended December 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.46	$11.02		$11.57	$10.89	$10.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.19		0.21	0.18	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.63)	3.25		(0.76)	0.50	0.37

Total from investment operations	(0.41)	3.44		(0.55)	0.68	0.50

Capital Contributions	—	—	(b)(c)	—	—	—	(c)(d)

Net Asset Value, end of year	$14.05	$14.46		$11.02	$11.57	$10.89

Total Return(e)	(2.84)%	31.22	%(f)	(4.75)%	6.24%	4.81	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$547	$616		$506	$656	$676
Average net assets (in millions)	$502	$600		$596	$654	$720
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.08%	1.05%		1.05%	1.04%	1.03%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%		1.11%	1.10%	1.10%
Net investment income (loss)	1.64%	1.45%		1.89%	1.63%	1.19%
Portfolio turnover rate(h)	89%	79%		56%	79%	88%

AST Emerging Markets Equity Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.85	$8.69		$10.11		$8.00	$7.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.18		0.17		0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	0.98		(1.61)		1.99	0.78

Total from investment operations	0.40	1.16		(1.44)		2.11	0.88

Capital Contributions	—	—	(b)(c)(i)	0.02	(i)	—	—	(c)(d)

Net Asset Value, end of year	$10.25	$9.85		$8.69		$10.11	$8.00

Total Return(e)	4.06%	13.35	%(f)	(14.05	)%(j)	26.38%	12.36	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$781	$ 417		$337		$511	$412
Average net assets (in millions)	$465	$ 398		$449		$458	$401
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.33%	1.38%		1.41%		1.39%	1.48%
Expenses before waivers and/or expense reimbursement	1.43%	1.38%		1.41%		1.39%	1.48%
Net investment income (loss)	1.33%	1.92%		1.74%		1.30%	1.28%
Portfolio turnover rate(h)	134%	18%		9%		13%	34%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.03	$20.41		$23.75		$21.17	$17.03

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.17		0.10		0.11	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	0.49 (b)	4.45		(3.44)		2.47	4.00

Total from investment operations	0.61	4.62		(3.34)		2.58	4.13

Capital Contributions	—	—	(c)(d)	—	(d)(e)	—	0.01	(f)

Net Asset Value, end of year	$25.64	$25.03		$20.41		$23.75	$21.17

Total Return(g)	2.44%	22.64	%(h)	(14.06	)%(h)	12.19%	24.31	%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$905	$956		$791		$1,025	$933
Average net assets (in millions)	$734	$911		$981		$965	$814
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%		1.03%		1.03%	1.04%
Expenses before waivers and/or expense reimbursement	1.06%	1.04%		1.04%		1.04%	1.05%
Net investment income (loss)	0.60%	0.73%		0.43%		0.49%	0.71%
Portfolio turnover rate(k)	111%	58%		55%		56%	70%

AST Hotchkis & Wiley Large-Cap Value Portfolio

	Year Ended December 31,
	2020		2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.08		$25.54		$29.76		$24.96	$20.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.50		0.51		0.52		0.38	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40	)(b)	7.03		(4.78)		4.42	3.75

Total from investment operations	0.10		7.54		(4.26)		4.80	4.09

Capital Contributions	—		—	(c)(d)(e)	0.04	(e)	—	0.04	(f)

Net Asset Value, end of year	$33.18		$33.08		$25.54		$29.76	$24.96

Total Return(g)	0.27%		29.52	%(h)	(14.18	)%(l)	19.23%	19.83	%(m)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,166		$1,531		$1,704		$1,884	$1,438
Average net assets (in millions)	$1,304		$1,599		$1,856		$1,679	$1,264
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.83%		0.82%		0.83%		0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%		0.83%		0.83%		0.83%	0.84%
Net investment income (loss)	1.82%		1.71%		1.73%		1.41%	1.57%
Portfolio turnover rate(k)	58%		16%		44%		33%	43%

(a)	Calculated based on average shares outstanding during the year.

(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)	Amount rounds to zero.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST International Growth Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.53	$15.54		$17.93		$13.24	$13.76

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.11		0.13		0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.44	4.88		(2.54)		4.58	(0.64)

Total from investment operations	6.43	4.99		(2.41)		4.69	(0.54)

Capital Contributions	—	—	(b)(c)(d)	0.02	(c)	—	0.02	(e)

Net Asset Value, end of year	$26.96	$20.53		$15.54		$17.93	$13.24

Total Return(f)	31.32%	32.11	%(g)	(13.33	)%(h)	35.42%	(3.78	)%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,185	$2,207		$1,776		$2,577	$1,959
Average net assets (in millions)	$1,944	$2,082		$2,412		$2,353	$2,047
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.09%	1.08%		1.08%		1.08%	1.09%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%		1.09%		1.09%	1.10%
Net investment income (loss)	(0.03)%	0.61%		0.70%		0.67%	0.78%
Portfolio turnover rate(k)	57%	29%		38%		48%	61%

AST International Value Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.46	$17.88		$21.32		$17.36	$17.26

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.51		0.49		0.42	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40)	3.06		(3.95)		3.54	(0.32)

Total from investment operations	(0.13)	3.57		(3.46)		3.96	0.06

Capital Contributions	—	0.01	(b)(c)	0.02	(c)	—	0.04	(e)

Net Asset Value, end of year	$21.33	$21.46		$17.88		$21.32	$17.36

Total Return(f)	(0.61)%	20.02	%(l)	(16.14	)%(m)	22.81%	0.58	%(n)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,908	$1,993		$1,582		$2,322	$1,908
Average net assets (in millions)	$1,588	$1,829		$2,080		$2,184	$1,901
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.10%	1.09%		1.10%		1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%		1.10%		1.10%	1.10%
Net investment income (loss)	1.47%	2.58%		2.37%		2.18%	2.26%
Portfolio turnover rate(k)	54%	23%		26%		21%	28%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.

(n)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST J.P. Morgan International Equity Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$32.34	$25.42		$30.80		$23.76	$23.31

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.50		0.58		0.43	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.97	6.40		(5.98)		6.61	(0.02)

Total from investment operations	4.23	6.90		(5.40)		7.04	0.40

Capital Contributions	—	0.02	(b)(c)	0.02	(c)	—	0.05	(d)

Net Asset Value, end of year	$36.57	$32.34		$25.42		$30.80	$23.76

Total Return(e)	13.08%	27.22	%(f)	(17.47	)%(g)	29.63%	1.93	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$482	$448		$358		$481	$359
Average net assets (in millions)	$395	$422		$448		$430	$362
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.04%	1.01%		1.01%		1.01%	1.03%
Expenses before waivers and/or expense reimbursement	1.04%	1.01%		1.01%		1.01%	1.03%
Net investment income (loss)	0.84%	1.72%		1.96%		1.57%	1.81%
Portfolio turnover rate(j)	58%	25%		31%		18%	24%

AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$40.50	$30.55		$31.05		$22.86	$23.20

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.24)	(0.08)		(0.06)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.14	10.03		(0.44)		8.22	(0.31)

Total from investment operations	21.90	9.95		(0.50)		8.19	(0.34)

Capital Contributions	—	—	(b)(k)	—	(c)(k)	—	—	(d)(k)

Net Asset Value, end of year	$62.40	$40.50		$30.55		$31.05	$22.86

Total Return(e)	54.04%	32.60	%(l)	(1.61	)%(l)	35.83%	(1.47	)%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,795	$1,255		$952		$1,152	$784
Average net assets (in millions)	$1,383	$1,147		$1,190		$789	$858
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement.	0.99%	0.99%		0.99%		0.99%	1.00%
Expenses before waivers and/or expense reimbursement	0.99%	0.99%		0.99%		0.99%	1.00%
Net investment income (loss)	(0.49)%	(0.22)%		(0.17)%		(0.12)%	(0.15)%
Portfolio turnover rate(j)	87%	44%		39%		61%	42%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Amount rounds to zero.

(l)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

AST Large-Cap Core Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.62	$17.27		$18.60		$15.32	$13.82

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.25		0.19		0.17	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.21	4.10		(1.52)		3.11	1.31

Total from investment operations	2.41	4.35		(1.33)		3.28	1.50

Capital Contributions	—	—	(b)(c)	—	(c)(d)	—	—	(c)(e)

Net Asset Value, end of year	$24.03	$21.62		$17.27		$18.60	$15.32

Total Return(f)	11.15%	25.19	%(g)	(7.15)	%(g)	21.41%	10.85	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,610	$2,113		$2,110		$2,654	$2,947
Average net assets (in millions)	$2,675	$2,211		$2,535		$2,770	$2,863
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.81%	0.81%		0.81%		0.81%	0.80%
Expenses before waivers and/or expense reimbursement	0.82%	0.83%		0.82%		0.82%	0.82%
Net investment income (loss)	0.96%	1.26%		0.98%		1.05%	1.34%
Portfolio turnover rate(i)	127%	93%		82%		87%	90%

AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$63.87	$48.53		$49.87		$37.50	$35.52

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	0.18		0.16		0.18	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.23	15.16		(1.52)		12.19	1.71

Total from investment operations	20.19	15.34		(1.36)		12.37	1.93

Capital Contributions	—	—	(b)(c)(d)	0.02	(d)	—	0.05	(e)

Net Asset Value, end of year	$84.06	$63.87		$48.53		$49.87	$37.50

Total Return(f)	31.59%	31.63	%(g)	(2.69)	%(j)	32.99%	5.57	%(k)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,781	$2,899		$2,318		$2,954	$2,293
Average net assets (in millions)	$2,654	$2,708		$2,849		$2,679	$2,364
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%		0.91%		0.91%	0.92%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%		0.97%		0.97%	0.98%
Net investment income (loss)	(0.06)%	0.32%		0.31%		0.41%	0.61%
Portfolio turnover rate(i)	33%	13%		8%		13%	13%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

AST MFS Global Equity Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.12	$18.56		$20.52		$16.57	$15.47

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.22		0.18		0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.30	5.34		(2.15)		3.80	0.95

Total from investment operations	3.42	5.56		(1.97)		3.95	1.08

Capital Contributions	—	—	(b)(c)(d)	0.01	(c)	—	0.02	(e)

Net Asset Value, end of year	$27.54	$24.12		$18.56		$20.52	$16.57

Total Return(f)	14.18%	29.96	%(g)	(9.55	)%(h)	23.84%	7.11	%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$749	$725		$586		$754	$615
Average net assets (in millions)	$642	$685		$707		$699	$607
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.12%	1.11%		1.11%		1.11%	1.13%
Expenses before waivers and/or expense reimbursement	1.13%	1.11%		1.11%		1.11%	1.13%
Net investment income (loss)	0.52%	1.03%		0.90%		0.81%	0.81%
Portfolio turnover rate(k)	32%	10%		10%		10%	28%

AST MFS Growth Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.37	$24.22		$23.71		$18.14	$17.80

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.15)	(0.08)		(0.06)		(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.32	9.23		0.56		5.59	0.36

Total from investment operations	10.17	9.15		0.50		5.57	0.33

Capital Contributions	—	—	(b)(c)(d)	0.01	(c)	—	0.01	(e)

Net Asset Value, end of year	$43.54	$33.37		$24.22		$23.71	$18.14

Total Return(f)	30.48%	37.78	%(g)	2.15	%(l)	30.71%	1.91	%(m)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,759	$1,393		$1,057		$1,217	$1,070
Average net assets (in millions)	$1,472	$1,282		$1,266		$1,097	$1,132
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.96%	0.97%		0.97%		0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%		0.98%		0.99%	0.99%
Net investment income (loss)	(0.40)%	(0.28)%		(0.24)%		(0.11)%	(0.16)%
Portfolio turnover rate(k)	60%	15%		17%		29%	29%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

AST MFS Large-Cap Value Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.36	$18.06		$20.10		$17.13	$15.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.31		0.29		0.24	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.61	4.99		(2.33)		2.73	1.79

Total from investment operations	0.91	5.30		(2.04)		2.97	2.03

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$24.27	$23.36		$18.06		$20.10	$17.13

Total Return(f)	3.90%	29.35	%(g)	(10.15	)%(g)	17.34%	13.44	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,133	$1,974		$1,360		$1,579	$1,160
Average net assets (in millions)	$1,805	$1,737		$1,537		$1,341	$970
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%	0.93%		0.93%		0.93%	0.95%
Expenses before waivers and/or expense reimbursement	0.92%	0.93%		0.93%		0.93%	0.95%
Net investment income (loss)	1.39%	1.46%		1.46%		1.29%	1.47%
Portfolio turnover rate(i)	46%	15%		9%		16%	33%

AST Mid-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.74	$9.02		$9.43		$7.42	$7.30

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.03)		(0.02)		(0.02)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.15	2.75		(0.39)		2.03	0.13

Total from investment operations	4.09	2.72		(0.41)		2.01	0.11

Capital Contributions	—	—	(b)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$15.83	$11.74		$9.02		$9.43	$7.42

Total Return(f)	34.84%	30.16	%(g)	(4.35	)%(g)	27.09%	1.64	%(j)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,603	$1,417		$1,160		$1,437	$1,183
Average net assets (in millions)	$1,340	$1,378		$1,410		$1,338	$1,221
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.04%	1.00%		0.98%		0.98%	0.98%
Expenses before waivers and/or expense reimbursement	1.09%	1.08%		1.08%		1.08%	1.08%
Net investment income (loss)	(0.49)%	(0.30)%		(0.24)%		(0.25)%	(0.21)%
Portfolio turnover rate(i)	78%	125%		66%		57%	71%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.30	$29.16		$34.91		$30.68	$25.95

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36	0.51		0.43		0.40	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.99)	5.63		(6.18)		3.83	4.36

Total from investment operations	(0.63)	6.14		(5.75)		4.23	4.70

Capital Contributions	—	—	(b)(c)	—	(c)(d)	—	0.03	(e)

Net Asset Value, end of year	$34.67	$35.30		$29.16		$34.91	$30.68

Total Return(f)	(1.78)%	21.01	%(g)	(16.47	)%(g)	13.79%	18.23	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$798	$849		$715		$1,009	$919
Average net assets (in millions)	$667	$821		$922		$968	$816
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.01%	1.00%		0.99%		0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.01%	1.00%		0.99%		0.99%	1.00%
Net investment income (loss)	1.25%	1.54%		1.25%		1.23%	1.25%
Portfolio turnover rate(j)	49%	18%		20%		27%	30%

AST Small-Cap Growth Portfolio

	Year Ended December 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$53.05	$40.78		$44.51	$35.92	$32.05

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.26)	(0.14)		(0.18)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investment	25.93	12.41		(3.55)	8.78	3.96

Total from investment operations	25.67	12.27		(3.73)	8.59	3.86

Capital Contributions	—	—	(b)(c)	—	—	—	(e)

Net Asset Value, end of year	$78.72	$53.05		$40.78	$44.51	$35.92

Total Return(f)	48.39%	30.12	%(g)	(8.38)%	23.91%	12.07	%(k)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,012	$863		$680	$884	$756
Average net assets (in millions)	$793	$836		$904	$805	$697
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.00%	0.99%		0.99%	0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.00%	0.99%		0.99%	0.99%	1.01%
Net investment income (loss)	(0.45)%	(0.28)%		(0.38)%	(0.49)%	(0.31)%
Portfolio turnover rate(j)	97%	50%		56%	60%	91%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

AST Small-Cap Growth Opportunities Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.13	$17.68		$19.82		$15.53	$14.41

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.14)	(0.11)		(0.09)		(0.08)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.63	6.56		(2.05)		4.37	1.15

Total from investment operations	8.49	6.45		(2.14)		4.29	1.11

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$32.62	$24.13		$17.68		$19.82	$15.53

Total Return(f)	35.18%	36.48	%(g)	(10.80	)%(g)	27.62%	7.77	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$822	$788		$616		$852	$722
Average net assets (in millions)	$684	$750		$857		$781	$690
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.06%	1.05%		1.05%		1.05%	1.06%
Expenses before waivers and/or expense reimbursement	1.06%	1.05%		1.05%		1.05%	1.06%
Net investment income (loss)	(0.56)%	(0.51)%		(0.43)%		(0.47)%	(0.27)%
Portfolio turnover rate(j)	96%	72%		65%		57%	71%

AST Small-Cap Value Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.97	$23.75		$28.64		$26.68	$20.65

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.24		0.18		0.14	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05 (k)	4.98		(5.07)		1.82	5.88

Total from investment operations	0.25	5.22		(4.89)		1.96	5.99

Capital Contributions	—	—	(b)(d)	—	(c)(d)	—	0.04	(e)

Net Asset Value, end of year	$29.22	$28.97		$23.75		$28.64	$26.68

Total Return(f)	0.86%	21.98	%(g)	(17.07	)%(g)	7.35%	29.20	%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$772	$725		$589		$979	$1,066
Average net assets (in millions)	$544	$703		$884		$1,035	$930
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.03%	1.01%		1.00%		0.99%	1.00%
Expenses before waivers and/or expense reimbursement	1.03%	1.01%		1.00%		0.99%	1.00%
Net investment income (loss)	0.85%	0.90%		0.65%		0.53%	0.49%
Portfolio turnover rate(j)	99%	67%		51%		50%	52%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$46.15	$35.99		$34.65		$25.13	$24.47

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.23)	(0.04)		0.04		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	18.60	10.20		1.30		9.54	0.65

Total from investment operations	18.37	10.16		1.34		9.52	0.64

Capital Contributions	—	—	(b)(c)	—	(c)(d)	—	0.02	(e)

Net Asset Value, end of year	$64.52	$46.15		$35.99		$34.65	$25.13

Total Return(f)	39.80%	28.23	%(g)	3.87	%(g)	37.88%	2.70	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,593	$2,939		$2,373		$2,622	$1,664
Average net assets (in millions)	$2,993	$2,768		$2,763		$2,257	$1,688
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%		0.90%		0.92%	0.95%
Expenses before waivers and/or expense reimbursement	0.94%	0.94%		0.94%		0.94%	0.96%
Net investment income (loss)	(0.44)%	(0.09)%		0.11%		(0.08)%	(0.06)%
Portfolio turnover rate(j)	42%	28%		33%		41%	42%

AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.23	$13.68		$15.14		$12.99	$12.24

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.33		0.26		0.23	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04 (k)	3.22		(1.72)		1.92	0.54

Total from investment operations	0.35	3.55		(1.46)		2.15	0.74

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$17.58	$17.23		$13.68		$15.14	$12.99

Total Return(f)	2.09%	25.97	%(g)	(9.64	)%(g)	16.55%	6.13	%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,860	$3,090		$1,302		$1,272	$861
Average net assets (in millions)	$2,504	$2,451		$1,282		$1,098	$535
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.79%	0.79%		0.88%		0.83%	0.81%
Expenses before waivers and/or expense reimbursement	0.82%	0.84%		0.93%		0.94%	0.96%
Net investment income (loss)	2.05%	2.08%		1.71%		1.65%	1.63%
Portfolio turnover rate(j)	78%	73%		44%		41%	167%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.52	$19.27		$23.12		$20.96	$16.82

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.39		0.33		0.41	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.84)	2.86		(4.19)		1.75	3.90

Total from investment operations	(0.50)	3.25		(3.86)		2.16	4.11

Capital Contributions	—	—	(b)(c)(d)	0.01	(c)	—	0.03	(e)

Net Asset Value, end of year	$22.02	$22.52		$19.27		$23.12	$20.96

Total Return(f)	(2.22)%	16.87	%(g)	(16.65	)%(h)	10.31%	24.61	%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$401	$417		$325		$543	$529
Average net assets (in millions)	$327	$394		$481		$551	$465
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%		1.02%		1.02%	1.03%
Expenses before waivers and/or expense reimbursement	1.07%	1.04%		1.03%		1.02%	1.03%
Net investment income (loss)	1.79%	1.84%		1.43%		1.94%	1.09%
Portfolio turnover rate(k)	102%	50%		49%		84%	93%

AST WEDGE Capital Mid-Cap Value Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.64	$21.52		$25.78		$21.75	$19.08
Income (Loss) From Investment Operations:
Net investment income (loss)	0.37	0.41		0.20		0.17	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.86)	3.71		(4.46)		3.86	2.39

Total from investment operations	(1.49)	4.12		(4.26)		4.03	2.64

Capital Contributions	—	—	(b)(d)	—		—	0.03	(e)

Net Asset Value, end of year	$24.15	$25.64		$21.52		$25.78	$21.75

Total Return(f)	(5.81)%	19.14	%(g)	(16.52)%		18.53%	13.99	%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$319	$338		$298		$426	$373
Average net assets (in millions)	$257	$331		$382		$402	$351
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.09%	1.06%		1.06%		1.06%	1.06%
Expenses before waivers and/or expense reimbursement	1.10%	1.07%		1.07%		1.07%	1.07%
Net investment income (loss)	1.81%	1.69%		0.78%		0.74%	1.29%
Portfolio turnover rate(k)	74%	25%		33%		27%	35%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.19)%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

AST Wellington Management Hedged Equity Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.42	$14.45		$15.21		$13.39	$12.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.16		0.14		0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04	2.81		(0.90)		1.71	0.73

Total from investment operations	1.15	2.97		(0.76)		1.82	0.82

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$18.57	$17.42		$14.45		$15.21	$13.39

Total Return(f)	6.66%	20.55	%(g)	(5.00	)%(g)	13.59%	6.52	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,026	$2,127		$1,779		$2,231	$2,091
Average net assets (in millions)	$1,862	$2,031		$2,101		$2,169	$2,042
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%		1.03%		1.08%	1.09%
Expenses before waivers and/or expense reimbursement	1.08%	1.09%		1.08%		1.09%	1.09%
Net investment income (loss)	0.67%	0.98%		0.92%		0.80%	0.71%
Portfolio turnover rate(i)	89%	58%		48%		59%	65%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Core Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Growth Portfolio, AST Neuberger Bergman/LSV Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST WEDGE Capital Mid-Cap Value Portfolio and AST Wellington Management Hedged Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Core Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Growth Portfolio, AST Neuberger Bergman/LSV Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST WEDGE Capital Mid-Cap Value Portfolio and AST Wellington Management Hedged Equity Portfolio (twenty three of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Cohen & Steers Global Realty Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Bond Portfolio 2021	A2
	AST Bond Portfolio 2022	A11
	AST Bond Portfolio 2023	A19
	AST Bond Portfolio 2024	A27
	AST Bond Portfolio 2025	A34
	AST Bond Portfolio 2026	A41
	AST Bond Portfolio 2027	A49
	AST Bond Portfolio 2028	A57
	AST Bond Portfolio 2029	A63
	AST Bond Portfolio 2030	A69
	AST Bond Portfolio 2031	A80
	AST Cohen & Steers Global Realty Portfolio	A89
	AST High Yield Portfolio	A93
	AST Investment Grade Bond Portfolio	A123
	AST Prudential Core Bond Portfolio	A139
	AST QMA US Equity Alpha Portfolio	A167
	AST Quantitative Modeling Portfolio	A180
	AST Western Asset Core Plus Bond Portfolio	A183
	AST Western Asset Emerging Markets Debt Portfolio	A223

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Bond Portfolio 2021	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	3.15%	2.37%	3.94%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	3.20	2.22	4.08
Bloomberg Barclays US Government/Credit Index	8.92	4.98	4.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Bond Portfolio 2021 returned 3.15%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the U.S. Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%). The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed to outperformance, with security selection in investment-grade corporate bonds, Treasuries, interest rate swaps, emerging markets, commercial mortgage-backed securities (CMBS), high yield, collateralized loan obligations, and agencies all adding value. Overall sector allocation was negative, with the Portfolio’s exposure to CMBS, interest rate swaps, and emerging markets detracting from performance. An allocation to investment-grade corporates and high yield added value. Within credit, the Portfolio benefited from positions in the banking, healthcare & pharmaceuticals, utilities, and foreign non-corporate sectors. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST Bond Portfolio 2021	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2021 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	55.8%
AA	4.3%
A	16.7%
BBB	7.7%
BB	0.1%
NR	1.0%
Cash & Equivalents	14.4%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

2

AST Bond Portfolio 2022	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	5.01%	2.80%	4.23%
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	4.71	2.71	4.60
Bloomberg Barclays US Government/Credit Index	8.92	4.98	4.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2022 returned 5.01%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in Treasuries, investment-grade corporate bonds, high yield, collateralized loan obligations (CLOs), and emerging markets. Selection in commercial mortgage-backed securities (CMBS) detracted from returns. Overall sector allocation was also positive, with the Portfolio’s exposure to investment-grade corporates, CLOs, high yield, and CMBS adding to performance. Positioning in interest rate swaps and an allocation to emerging markets limited results. Within credit, the Portfolio benefited from positions in the banking, healthcare & pharmaceuticals, and foreign non-corporate sectors. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST Bond Portfolio 2022	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2022 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	46.3%
AA	11.8%
A	17.6%
BBB	15.4%
BB	0.6%
NR	2.5%
Cash & Equivalents	5.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

4

AST Bond Portfolio 2023	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	6.77%	3.29%	2.90%
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	6.21	3.21	3.01
Bloomberg Barclays US Government/Credit Index	8.92	4.98	3.69

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2023 returned 6.77%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in Treasuries, investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and emerging markets. Selection in interest rate swaps detracted from returns. Overall sector allocation was also positive, with the Portfolio’s exposure to investment-grade corporates, CLOs, CMBS, and asset-backed securities adding to performance. An allocation to emerging markets and positioning in interest rate swaps limited results. Within credit, the Portfolio benefited from positions in the banking, healthcare & pharmaceuticals, and foreign non-corporate sectors. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST Bond Portfolio 2023	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2023 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	55.0%
AA	7.4%
A	15.5%
BBB	14.8%
NR	1.7%
Cash & Equivalents	5.6%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

6

AST Bond Portfolio 2024	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	8.65%	3.85%	3.01%
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	7.52	3.66	3.11
Bloomberg Barclays US Government/Credit Index	8.92	4.98	3.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2024 returned 8.65%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Overall sector allocation was positive, with the Portfolio’s exposure to investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), high yield, and asset-backed securities (ABS) adding to performance. Positioning in interest rate swaps and an allocation to emerging markets limited results. Strong security selection was highlighted by positioning in CMBS, investment-grade corporates, Treasuries, CLOs, ABS, high yield, emerging markets, and agencies. Selection in interest rate swaps detracted from returns. Within credit, the Portfolio benefited from positions in the midstream energy, banking, healthcare & pharmaceuticals, and foreign non-corporate sectors, while positions in upstream energy detracted. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST Bond Portfolio 2024	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2024 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	56.2%
AA	4.6%
A	8.8%
BBB	28.1%
BB	1.3%
NR	8.2%
Cash & Equivalents	-7.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

8

AST Bond Portfolio 2025	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	11.35%	4.63%	5.68%
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	8.68	4.08	5.83
Bloomberg Barclays US Government/Credit Index	8.92	4.98	4.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2025 returned 11.35%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Overall sector allocation was positive, with the Portfolio’s exposure to investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and high yield adding to performance. Positioning in interest rate swaps limited results. Strong security selection was highlighted by positioning in investment-grade corporates, CMBS, CLOs, Treasuries, and ABS. Selection in interest rate swaps and high yield detracted from returns. Within credit, the Portfolio benefited from positions in the healthcare & pharmaceuticals, midstream energy, and retailers & restaurants sectors. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST Bond Portfolio 2025	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2025 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	65.2%
AA	2.9%
A	6.0%
BBB	20.2%
BB	0.3%
NR	10.7%
Cash & Equivalents	-5.3%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

10

AST Bond Portfolio 2026	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	10.68%	4.73%	4.13%
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	9.64	4.45	4.42
Bloomberg Barclays US Government/Credit Index	8.92	4.98	4.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2026 returned 10.68%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, collateralized loan obligations (CLOs), agencies, Treasuries, asset-backed securities (ABS), and interest rate swaps. Selection in high yield modestly detracted from returns. Overall sector allocation was also positive, with the Portfolio’s exposure to CLOs, investment-grade corporates, CMBS, and ABS adding to performance. Positioning in interest rate swaps also added to returns. An allocation to high yield was a modest detractor from performance. Within credit, the Portfolio benefited from positions in the banking, healthcare & pharmaceuticals, and utilities sectors. Positions in the upstream energy sector were a modest detractor. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST Bond Portfolio 2026	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2026 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	64.3%
AA	9.1%
A	9.3%
BBB	9.7%
NR	4.6%
Cash & Equivalents	3.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

12

AST Bond Portfolio 2027	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	11.87%	4.79%
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index	10.45	4.80
Bloomberg Barclays US Government/Credit Index	8.92	4.98

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/4/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2027 returned 11.87%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in commercial mortgage-backed securities (CMBS), Treasuries, investment-grade corporate bonds, interest rate swaps, agencies, asset-backed securities (ABS), high yield, and collateralized loan obligations (CLOs). Overall sector allocation was also positive, with the Portfolio’s exposure to CLOs, ABS, CMBS, and high yield adding to performance. Positioning in interest rate swaps also added to returns. An allocation to municipal bonds and emerging markets limited results. Within credit, the Portfolio benefited from positions in the foreign non-corporate, banking, and utilities sectors. Positions in the automotive and upstream energy sectors were modest detractors. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

13

AST Bond Portfolio 2027	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2027 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	58.7%
AA	6.6%
A	5.4%
BBB	9.5%
BB	0.4%
NR	7.2%
Cash & Equivalents	12.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

14

AST Bond Portfolio 2028	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	14.68%	6.40%
Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index	11.18	5.93
Bloomberg Barclays US Government/Credit Index	8.92	5.47

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2028 returned 14.68%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in interest rate swaps, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and agencies. This was partially offset by selection in high yield, investment-grade corporate bonds, Treasuries, and collateralized loan obligations (CLOs). Overall sector allocation was also positive, with the Portfolio’s exposure to investment-grade corporates, CMBS, high yield, ABS, and CLOs adding to performance. Positioning in interest rate swaps also added to returns. An allocation to emerging markets and agencies was negative. Within credit, the Portfolio benefited from positions in the healthcare & pharmaceutical, foreign non-corporate, midstream energy, and paper & packaging sectors. Positions in the banking and upstream energy sectors detracted. Trading detracted from performance as the Portfolio was reduced to a very small size due to algorithm activity in February and March. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX added to performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

15

AST Bond Portfolio 2028	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2028 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	64.0%
AA	2.7%
A	7.9%
BBB	5.0%
BB	1.9%
NR	15.7%
Cash & Equivalents	2.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

16

AST Bond Portfolio 2029	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	16.29%	8.72%
Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index	11.87	7.49
Bloomberg Barclays US Government/Credit Index	8.92	5.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2029 returned 16.29%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Strong security selection was highlighted by positioning in interest rate swaps, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), agencies, asset-backed securities, emerging markets, and investment-grade corporate bonds. This was partially offset by selection in Treasuries and high yield. Overall sector allocation was also positive, with the Portfolio’s exposure to CLOs, investment-grade corporates, CMBS, agencies, and municipal bonds adding to performance. Allocations to high yield and emerging markets detracted from returns. Within credit, the Portfolio benefited from positions in the healthcare & pharmaceutical, foreign non-corporate, and midstream energy sectors. Positions in the upstream energy and airlines sectors detracted. Trading detracted from performance as the Portfolio was reduced to a very small size due to algorithm activity in February and March. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

17

AST Bond Portfolio 2029	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2029 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	65.6%
AA	3.7%
A	7.5%
BBB	7.8%
NR	11.5%
Cash & Equivalents	3.9%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

18

AST Bond Portfolio 2030	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Cumulative Total Returns	1 Year	Since Inception
Portfolio	14.51%	14.47%
Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index	12.47	12.66
Bloomberg Barclays US Government/Credit Index	8.92	9.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2030 returned 14.51%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve. With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Overall sector allocation was positive, with the Portfolio’s exposure to commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), agencies, municipal bonds, investment-grade corporate bonds, asset-backed securities, and high yield adding to performance. Strong security selection was highlighted by positioning in investment-grade corporates, CMBS, CLOs, agencies, mortgage-backed securities, and high yield. This was partially offset by selection in interest rate swaps, Treasuries, and municipal bonds. Within credit, the Portfolio benefited from positions in the healthcare & pharmaceutical, retailers & restaurant, and cable & satellite sectors. Positions in the foreign non-corporate and consumer non-cyclical sectors detracted. Trading detracted from performance as the Portfolio was reduced to a very small size due to algorithm activity in February and March. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

19

AST Bond Portfolio 2030	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2030 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	62.4%
AA	9.2%
A	11.2%
BBB	6.5%
BB	0.2%
NR	11.2%
Cash & Equivalents	-0.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

20

AST Bond Portfolio 2031	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	13.20%
Bloomberg Barclays Fixed Maturity (2031) Zero Coupon Swaps Index	13.05
Bloomberg Barclays US Government/Credit Index	8.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2020. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Bond Portfolio 2031 returned 13.20%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2031) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of sectors of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last four months of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection and sector allocation both contributed to outperformance. Overall sector allocation was positive, with the Portfolio’s exposure to commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, collateralized loan obligations (CLOs), agencies, and municipal bonds adding to performance. Strong security selection was highlighted by positioning in investment-grade corporates, CMBS, Treasuries, CLOs, agencies, and high yield. This was partially offset by selection in interest rate swaps and municipal bonds. Within credit, the Portfolio benefited from positions in the healthcare & pharmaceutical, banking, and cable & satellite sectors. Positions in the foreign non-corporate sector were a modest detractor. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

21

AST Bond Portfolio 2031	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2031 (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	71.7%
AA	2.5%
A	6.3%
BBB	10.2%
NR	12.1%
Cash & Equivalents	-2.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

22

AST Cohen & Steers Global Realty Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-2.95%	5.30%	6.35%
FTSE EPRA/NAREIT Developed Real Estate Net Index	-9.04	3.74	5.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Cohen & Steers Global Realty Portfolio returned -2.95%. The Portfolio outperformed the FTSE EPRA/NAREIT Developed Real Estate Net Index.

What were the market conditions during the reporting period?

Global real estate securities experienced their worst drawdown in more than a decade early in calendar-year 2020 (the reporting period), as the spread of COVID-19 led to widespread economic and societal challenges. Real estate investment trusts (REITs) recovered beginning in late March, with markets responding positively to unprecedented fiscal and monetary relief and stimulus policies and as economies started to reopen. Investors were also generally heartened by news of advancements in therapeutics and vaccine development. The listed real estate market was further supported by mostly intact earnings and dividends and by encouraging rent collection data for most subsectors. By the end of the period, REITs as a whole had regained most of their early losses.

Still, returns for the period varied considerably by property type. Some subsectors saw increasing demand, benefiting from remote working conditions and acceleration of e-commerce. The growth of online shopping, video streaming, and data networking drove demand for data centers, while cell towers worked with wireless carriers to roll out 5G networks. Industrial warehouses, which are at the center of online commerce as they enable fulfillment of home delivery, enjoyed strong demand. An urban exodus gave self-storage REITs pricing power.

Conversely, retail landlords were severely impacted by a weakening economy and a threat to rental payments as stores temporarily closed. The subsector was already contending with the secular trend of growing competition from e-commerce. Hotels experienced sizable declines on economic uncertainty, compounded by a severe pullback in demand due to COVID-19 fears. Offices underperformed, despite rents remaining strong, as many tenants showed success in transitioning from physical offices to work-from-home scenarios, which led to questions about the long-term future of office demand.

By region, the US performed in line with its benchmark index, the FTSE EPRA Nareit Developed Real Estate Index, net (the Index). In Europe, Germany outperformed on the strength of its defensive residential property subsector. Belgium and Sweden posted only modest losses, aided by strength in industrial landlords. Stocks in the retail and office subsectors weighed on returns in other countries in the region. In Asia, Singapore stood out thanks to outsized gains from data centers and logistics companies. Hong Kong, Japan, and Australia all generated subpar returns, mainly due to weakness in retail and office companies.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the US was the largest positive contributor to relative performance versus the Index for the period due in part to favorable timing in health care, an underweight position in the retail subsector, and an overweight position in the self-storage subsector. Security selection in Australia also contributed positively, including an out-of-Index allocation to the industrial subsector and not owning retail landlords. In Hong Kong, the Portfolio benefited from an out-of-Index allocation to the industrial subsector and from not owning office REITs.

Stock selection in Japan detracted from the Portfolio’s relative performance, including an overweight position in the hotel subsector and an out-of-Index position in a Tokyo developer that was impacted by economic uncertainty. Stock selection in Canada also detracted due to the timing of allocations in the residential subsector. However, this was partially offset by a favorable underweight position in the country. Having no allocation to Switzerland, which investors viewed as a haven during the period, further hindered relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

23

AST Cohen & Steers Global Realty Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Global Realty (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Simon Property Group, Inc.	Retail REITs	United States	4.4%
Prologis, Inc.	Industrial REITs	United States	4.2%
Public Storage	Specialized REITs	United States	4.1%
Ventas, Inc.	Health Care REITs	United States	3.9%
Vonovia SE	Real Estate Operating Companies	Germany	3.1%
Healthpeak Properties, Inc.	Health Care REITs	United States	3.0%
UDR, Inc.	Residential REITs	United States	2.8%
Mitsui Fudosan Co. Ltd.	Diversified Real Estate Activities	Japan	2.6%
Deutsche Wohnen SE	Real Estate Operating Companies	Germany	2.6%
VEREIT, Inc.	Diversified REITs	United States	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

24

AST High Yield Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	2.64%	7.54%	6.00%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index	7.05	8.57	6.79
ICE BoFA Merrill Lynch US High Yield Master II Index	6.17	8.43	6.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST High Yield Portfolio returned 2.64%. The Portfolio underperformed both the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index and the ICE BoFA Merrill Lynch US High Yield Master II Index.

What were the market conditions during the reporting period?

The high yield market in calendar-year 2020 (the reporting period) was dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US high yield bond spreads rose to a high of approximately 1,100 basis points (bps) in mid-March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). (One basis point equals 0.01%.) With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported the high yield market into the end of the period, with high yield spreads ending the year at 386 bps, only 26 bps wider than at the start of the period. For the period, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05%. By quality, BB-rated credits fared the best, posting a total return of 9.52%, while B-rated and CCC-rated credits returned 4.16% and 2.20%, respectively. The Moody’s 12-month US speculative grade default rate ended November at 6.70%, the highest level registered since the 2008-09 financial crisis.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio’s relative underperformance was driven largely by issue selection, principally within the energy, media & entertainment, and gaming & lodging & leisure sectors. A few of the overall largest single-name detractors included overweights to EP Energy Corp. (energy), Clear Channel Outdoor Holdings, Inc. (media & entertainment), and AMC Entertainment Holdings, Inc. (gaming & lodging & leisure), in addition to underweights to Occidental Petroleum Corp. and Western Gas Partners LP (energy). This was partially offset by issue selection within telecom, in which overweights to Sprint Corp., Digicel Group, and CenturyLink, Inc. were the largest single-name contributors to the Portfolio’s performance.

Overall industry selection limited results during the period, with underweights to independent & upstream energy and overweights to transportation and media & entertainment detracting most from the Portfolio’s performance. This was partially offset by overweights to chemicals and wireless, in addition to an underweight to oil field services. Elevated cash balances also hurt returns during the period.

During the period, the Portfolio used US Treasury futures to manage the Fund’s interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The Fund also used foreign exchange (FX) forwards to hedge the purchase of non-dollar holdings. The combined impact of futures and FX contributed to the Portfolio’s performance during the period. The Fund used credit derivatives to manage the overall risk profile of the Fund, which modestly detracted from the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

25

AST High Yield Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST High Yield (As of 12/31/2020)
Credit Quality	% of Net Assets
BBB	1.7%
BB	40.5%
B	35.4%
CCC and Below	15.1%
NR	4.5%
Cash/Cash Equivalents	2.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

26

AST Investment Grade Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.47%	7.03%	6.09%
Bloomberg Barclays US 5-10 Year Government/Credit Bond Index	9.73	5.31	4.88

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Investment Grade Bond Portfolio returned 16.47%. The Portfolio outperformed the Bloomberg Barclays US 5-10 Year Government/Credit Bond Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last part of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection contributed to outperformance, with positioning in investment-grade corporates, Treasuries, commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS), collateralized loan obligations (CLOs), emerging markets, MBS, and sovereigns the largest contributors. Security selection in high yield limited results. Sector allocation also added to the Portfolio’s performance as the Portfolio’s exposure to non-Treasury sectors, including investment-grade corporates, CLOs, CMBS, emerging markets, municipal bonds, agencies, and asset-backed securities, all added value. Positioning in high yield hurt the Portfolio’s performance. Within credit, the Portfolio benefited from positions in the foreign non-corporate, health care & pharmaceutical, and banking sectors, while positions in the consumer non-cyclical, telecom, and media & entertainment sectors detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies added to the Portfolio’s performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

27

AST Investment Grade Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Investment Grade Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	34.2%
AA	3.9%
A	9.2%
BBB	41.5%
BB	5.4%
B	0.1%
CCC	0.3%
NR	3.4%
Cash & Equivalents	2.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

28

AST Prudential Core Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	6.05%	4.92%	3.93%
Bloomberg Barclays US Aggregate Bond Index	7.51	4.44	3.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 10/17/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Prudential Core Bond Portfolio returned 6.05%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period.

US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point equals 0.01%.) The Treasury curve then steepened in the last part of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

During the period, overall sector allocation was negative, with the Portfolio’s underweight to investment-grade corporates and overweights to collateralized loan obligations, emerging markets, and high yield detracting from performance. An underweight to mortgage-backed securities (MBS) and an overweight to asset-backed securities (ABS) added value. Overall issue selection contributed to the Portfolio’s performance during the period, with security selection in high yield, Treasuries, non-agency MBS, sovereigns, and MBS all adding value. Security selection in emerging markets was negative for the period. Positioning within commercial mortgage-backed securities, ABS, and investment-grade corporates was modestly negative. Within credit, the Portfolio benefited from positions in the upstream energy, healthcare & pharmaceuticals, and banking sectors. Positions in the gaming & lodging & leisure, aerospace & defense, and tobacco sectors detracted from the Portfolio’s performance. The Portfolio’s duration positioning added to performance for the period; however, this was somewhat offset by yield curve positioning, which detracted from the Portfolio’s performance. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on the Portfolio’s performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

29

AST Prudential Core Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Prudential Core Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	46.3%
AA	2.8%
A	12.3%
BBB	21.2%
BB	5.8%
B	3.1%
CCC	1.0%
D	0.1%
NR	6.6%
Cash & Equivalents	0.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

30

AST QMA US Equity Alpha Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-5.19%	8.74%	11.58%
Russell 1000® Index	20.96	15.60	14.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST QMA US Equity Alpha Portfolio returned -5.19%. The Portfolio underperformed the Russell 1000 Index.

What were the market conditions during the reporting period?

The COVID-19 pandemic was the major headline during calendar-year 2020 (the reporting period). The pandemic had a significant negative impact on global economies during the first quarter of 2020. Fiscal and monetary stimulus policies led to a steep recovery in US stock prices in the second quarter, along with strong employment numbers as the US economy began to reopen. US equities ended the period in record-high territory, fueled by two vaccines that gained emergency use authorization from the US Food and Drug Administration in the fourth quarter and also by additional monetary stimulus and a resolution of the US presidential election.

What strategies or holdings affected the Portfolio’s performance?

QMA uses a proprietary stock selection model that analyzes equities based on metrics that measure a company’s relative value, growth potential, and quality. QMA applies these metrics when it builds the Portfolio, using bottom-up — or stock-by-stock — security selection and holding industry and sector weights that are similar to the Russell 1000 Index (the Index). QMA seeks to add value from both long and short positions in the Portfolio.

During the reporting period, investors favored high-growth stocks with business operations that tended to be less affected by COVID-19 ramifications. The top 20 contributors within the Index accounted for almost 80% of the Index’s return. Investors often disregarded company fundamentals, such as earnings, which are a focal point of the Portfolio’s strategy.

The Portfolio struggled during the period as stocks with low profitability and poor fundamentals — many of which the Portfolio held short (i.e., expecting the share prices of those stocks to decline) — significantly outperformed the more profitable firms that QMA’s strategy favored and overweighted. This was most prevalent in the information technology and health care sectors, where stocks that the Portfolio held short had robust returns during the period.

Meanwhile, long positions in inexpensive stocks with strong fundamentals helped the Portfolio in the financials sector. Financials stocks performed well as positive vaccine news broke in the fourth quarter of 2020, benefiting the Portfolio’s performance during the period.

Index futures were used by the Portfolio to equitize cash by linking the futures to equities and providing exposure to the Index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark Index and, therefore, had no impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

31

AST QMA US Equity Alpha Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA US Equity Alpha (As of 12/31/2020)
Ten Largest Holdings—Long	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.3%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.1%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.5%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.4%
Adobe, Inc.	Software	1.4%
Verizon Communications, Inc.	Diversified Telecommunication Services	1.2%
Procter & Gamble Co. (The)	Household Products	1.2%

AST QMA US Equity Alpha (As of 12/31/2020)
Ten Largest Holdings—Short	Line of Business	% of Net Assets
Cree, Inc.	Semiconductors & Semiconductor Equipment	(0.6)%
1Life Healthcare, Inc.	Health Care Providers & Services	(0.6)%
Plug Power, Inc.	Electrical Equipment	(0.6)%
Sunnova Energy International, Inc.	Independent Power & Renewable Electricity Producers	(0.6)%
Albemarle Corp.	Chemicals	(0.5)%
Cardlytics, Inc.	Media	(0.5)%
Everbridge, Inc.	Software	(0.5)%
Guardant Health, Inc.	Health Care Providers & Services	(0.5)%
NeoGenomics, Inc.	Life Sciences Tools & Services	(0.5)%
Shockwave Medical, Inc.	Health Care Equipment & Supplies	(0.5)%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

32

AST Quantitative Modeling Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	11.58%	9.70%	8.04%
Blended Index	16.23	11.77	9.84
S&P 500 Index	18.40	15.21	13.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 5/2/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Quantitative Modeling Portfolio returned 11.58%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2020 (the reporting period). The Bloomberg Barclays US Aggregate Bond Index rose 7.51% and the Russell 1000 Index returned 20.96% during the period. In equity markets, growth stocks primarily contributed to the gains whereas value stocks, although positive for the period, lagged their growth counterparts substantially. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?

Entering the period, the Portfolio was fully invested within the Capital Growth segment. Through the first half of the period, the Portfolio saw sizeable allocations into the defensive fixed income segment in response to the large drawdowns across global equity markets, allocating up to 64% of the Portfolio in the first quarter. The Portfolio had allocations to the defensive segment throughout most of the second quarter and was fully invested in the Capital Growth segment by early July.

Total portfolio asset allocation had a negative impact for the period, largely attributable to the impact of the defensive mechanism embedded within the Portfolio, which detracted significant value in the second quarter as markets bounced off their March lows. This more than offset the large gains from the first quarter when the defensive mechanism insulated the Portfolio from the large market drawdowns. Tactical allocations within the Capital Growth segment slightly detracted from performance as the Portfolio entered the COVID-19 drawdown period with a slight tilt toward US equities. In addition, the Portfolio was conservatively positioned as markets rallied from April through early July, further detracting from returns. Strong tactical gains in the fourth quarter helped offset some of these tactical losses.

The gross performance of underlying funds detracted from returns for the period. Much of the underperformance during the period can be attributed to the core domestic equity segment of the Portfolio, where underlying funds in the segment were overweight value and dividend-growth stocks, which underperformed over the period. The underlying fixed income funds also struggled, mostly in global hedged and core fixed. The Portfolio’s allocation to core plus fixed income added value over the period. In large-cap growth, underlying funds that were overweight stocks with high expected earnings growth added value, while lower volatility strategies and strategies with exposures to quality factors lagged. In international equities, growth was a positive contributor, while value detracted from performance during the period.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

33

AST Quantitative Modeling Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Quantitative Modeling (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	14.7%
AST Global Bond Portfolio	Core Bond	7.9%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	7.2%
AST Prudential Core Bond Portfolio	Core Bond	6.5%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	5.8%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	5.4%
AST International Value Portfolio	International Value	5.4%
AST Hotchkis & Wiley Large-Cap Value Portfolio	Large/Mid-Cap Value	5.4%
AST International Growth Portfolio	International Growth	5.3%
AST T. Rowe Price Large-Cap Growth Portfolio	Large/Mid-Cap Growth	5.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

34

AST Western Asset Core Plus Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	8.11%	5.81%	4.95%
Bloomberg Barclays US Aggregate Bond Index	7.51	4.44	3.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Western Asset Core Plus Bond Portfolio returned 8.11%. The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was ultimately dominated by the COVID-19 global pandemic, which first appeared in China and then spread around the globe. Severe demand destruction for crude oil caused by COVID-19-induced economic shutdowns was exacerbated by an unexpected crude oil price war between Saudi Arabia and Russia during March. By late in the first quarter of 2020, demand for cash and forced selling caused severe illiquidity in all markets, including the US Treasury and agency mortgage-backed securities markets. In an incredibly short period of time, spreads (yield differentials) on all credit sectors gapped out to levels not seen since the 2008-09 global financial crisis.

In response, policymakers in the US, European Union, United Kingdom (UK), and elsewhere scrambled to introduce containment measures to slow the spread of the virus, as well as fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. The Federal Reserve (the Fed) cut short-term interest rates to zero, announced an unlimited bond buying program, and — perhaps most importantly — announced a new credit facility to buy investment-grade credit in the primary and secondary markets, eventually expanding the eligibility list to include fallen angels (i.e., previously investment-grade corporate bonds that have been downgraded to below investment grade).

The second quarter of 2020 stood in sharp contrast to the first quarter, as global risk sentiment rebounded significantly and there was room for cautious optimism around the development of a COVID-19 vaccine and therapeutic treatments. Later in the second quarter, an increasing number of countries and US states moved to ease lockdown restrictions, which further bolstered market sentiment. Economic data released throughout the second quarter suggested that the trough of the crisis had been reached in April.

Markets extended their rally during the third quarter of 2020 and the US economy continued to steadily improve, though most economic data remained far weaker than at the start of the period. By the middle of the third quarter, several key benefits under the CARES Act (the US fiscal stimulus bill) expired, including expanded federal unemployment benefits, and the prospects for further support appeared elusive as partisan tensions rose.

The fourth quarter of 2020 proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking, as a number of significant vaccine breakthroughs occurred, providing some measure of relief from key macro risks. During the first week of November, anxiety was elevated over what had become a tight race between President Donald Trump and former Vice President Joe Biden. Ultimately, Biden was declared the victor, but the “blue wave” of Democratic wins in other races that had been widely expected did not materialize. Democrats failed to gain enough seats to decisively flip control of the Senate from the Republican Party. (Following early January 2021 runoff elections in Georgia, the Democrats gained a slim majority.) In late December 2020, President Trump signed a $900 billion stimulus package that would send immediate aid to individuals and businesses. This federal aid package provided a substantial boost to market risk sentiment, as did the passage of several key deals abroad. In Europe, the European Union approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the UK and the European Union. (Brexit refers to the UK’s exit from the European Union.)

Ultimately, the event that may have had the largest impact on boosting risk sentiment during the fourth quarter of 2020 was the announcement of several successful COVID-19 vaccine trials. During November, Pfizer-BioNTech, Moderna, and AstraZeneca each announced their respective vaccine trial results. In December, some of these vaccines received regulatory approval and began to be distributed to higher-risk segments of the global

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

35

AST Western Asset Core Plus Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

population. Despite a rise in COVID-19 case counts in the final weeks of the period and the re-implementation of tighter restrictions aimed at containing the viral spread, the vaccine breakthrough helped improve expectations as to the likely timing of when economic activity could normalize.

After the extreme sell-off during the first quarter of 2020, risk assets performed well for the rest of the period. Investment-grade and high yield credit spreads ended the period almost exactly where they started, while structured product and emerging market spreads were still wider for the period. (Spreads refer to the difference in yields between securities of similar maturity.) For the period, the S&P 500 Index rose 18.40%, the NASDAQ composite rose 45%, and the 10-year US Treasury yield fell from 1.92% to 0.93%. The US dollar weakened versus most developed market currencies but was mixed versus emerging markets currencies.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s tactical duration positioning, which was generally overweight relative to the Index, was the largest driver of positive performance as interest rates fell meaningfully. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) The second-largest positive contributor to performance was the Portfolio’s corporate credit exposures, both investment grade and high yield. Throughout the reporting, the Portfolio had an overweight to investment-grade corporate credit. When tactical additions were made to both high yield and investment-grade credit at wider spread levels during March and April of 2020, the Portfolio benefited as spreads later tightened significantly.

In terms of detractors, the Portfolio was negatively impacted by its emerging markets exposures, both US-dollar-denominated and local currency positions. Emerging markets spreads ended the period wider than where they began, and select currencies performed poorly against the US dollar. Structured product exposures, in aggregate, were another detractor to performance, as most structured sub-sectors did not fully recover from the depths they reached in March 2020. Finally, the Portfolio’s yield curve positioning, which was biased toward a flattener, detracted from performance as the broad swath of the yield curve steepened on the year.

The Portfolio used interest rate futures and options to adjust its duration and yield curve positioning. Swap derivatives, such as interest rate, credit default, and index swaps, were used to manage the Portfolio’s risk, to fine-tune investment strategy, and to capture relative value opportunities. Currency futures and forwards were used to adjust the Portfolio’s exposure to various foreign currencies. The net impact of all derivatives used was positive on the Portfolio’s performance.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Core Plus Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	45.6%
AA	5.5%
A	14.8%
BBB	21.5%
BB	10.2%
B	4.0%
CCC and Below	0.7%
Cash/Cash Equivalents	-2.3%
Total	100%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

36

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	7.45%	6.84%	3.31%
J.P. Morgan EMBI Global Index	5.88	6.84	4.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Western Asset Emerging Markets Debt Portfolio returned 7.45%. The Portfolio outperformed the J.P. Morgan EMBI Global Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was ultimately dominated by the COVID-19 global pandemic, which first appeared in China and then spread around the globe. Severe demand destruction for crude oil caused by COVID-19-induced economic shutdowns was exacerbated by an unexpected crude oil price war between Saudi Arabia and Russia during March. By late in the first quarter of 2020, demand for cash and forced selling caused severe illiquidity in all markets, including the US Treasury and agency mortgage-backed securities markets. In an incredibly short period of time, spreads (yield differentials) on all credit sectors gapped out to levels not seen since the 2008-09 global financial crisis.

In response, policymakers in the US, European Union, United Kingdom (UK), and elsewhere scrambled to introduce containment measures to slow the spread of the virus, as well as fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. The Federal Reserve (the Fed) cut short-term interest rates to zero, announced an unlimited bond buying program, and — perhaps most importantly — announced a new credit facility to buy investment-grade credit in the primary and secondary markets, eventually expanding the eligibility list to include fallen angels (i.e., previously investment-grade corporate bonds that have been downgraded to below investment grade).

The second quarter of 2020 stood in sharp contrast to the first quarter as global risk sentiment rebounded significantly and there was room for cautious optimism around the development of a COVID-19 vaccine and therapeutic treatments. Later in the second quarter, an increasing number of countries and US states moved to ease lockdown restrictions, which further bolstered market sentiment. Economic data released throughout the second quarter suggested that the trough of the crisis had been reached in April.

Markets extended their rally during the third quarter of 2020 and the US economy continued to steadily improve, though most economic data remained far weaker than at the start of the period. By the middle of the third quarter, several key benefits under the CARES Act (the US fiscal stimulus bill) expired, including expanded federal unemployment benefits, and the prospects for further support appeared elusive as partisan tensions rose.

The fourth quarter of 2020 proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant vaccine breakthroughs occurred, providing some measure of relief from key macro risks. During the first week of November, anxiety was elevated over what had become a tight race between President Donald Trump and former Vice President Joe Biden. Ultimately, Biden was declared the victor, but the “blue wave” of Democratic wins in other races that had been widely expected did not materialize. Democrats failed to gain enough seats to decisively flip control of the Senate from the Republican Party. (Following early January 2021 runoff elections in Georgia, the Democrats gained a slim majority.) In late December 2020, President Trump signed a $900 billion stimulus package that would send immediate aid to individuals and businesses. This federal aid package provided a substantial boost to market risk sentiment, as did the passage of several key deals abroad. In Europe, the European Union approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the UK and the European Union. (Brexit refers to the UK’s exit from the European Union.)

Ultimately, the event that may have had the largest impact on boosting risk sentiment during the fourth quarter of 2020 was the announcement of several successful COVID-19 vaccine trials. During November, Pfizer-BioNTech, Moderna, and AstraZeneca each announced their respective vaccine trial results In December, some of these vaccines received regulatory approval and began to be distributed to higher-risk segments of the global

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

37

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

population. Despite a rise in COVID-19 case counts in the final weeks of the period and the re-implementation of tighter restrictions aimed at containing the viral spread, the vaccine breakthrough helped improve expectations as to the likely timing of when economic activity could normalize.

What strategies or holdings affected the Portfolio’s performance?

Country allocation and sector selection were positive contributors to the Portfolio’s relative performance during the period. Within country allocation, the Portfolio’s underweight to Ecuador and Lebanon added to relative results, as both countries faced significant challenges. On the other hand, an overweight to Argentina and an underweight to Turkey detracted from returns. Despite Turkey’s structural current account deficit and unorthodox monetary policy, the country was able to perform well during the period.

Within corporate industries, the Portfolio had an overweight to financials in Mexico, which benefited relative performance. Conversely, an overweight to financials in Israel detracted from returns.

Additionally, while security selection detracted as a whole, the Portfolio’s overweight positions in Brazilian and Colombian oil & gas issuers Petróleo Brasileiro S.A. (also known as Petrobras) and Ecopetrol SA contributed positively to relative results. The Portfolio’s underweight to Chilean metals and mining issuer Codelco and the Portfolio’s overweight to Indonesian oil & gas issuer PT Pertamina (Persero) detracted from performance.

During the period, currency derivatives were used for hedging purposes and/or to adjust currency exposures, which detracted from returns. The Portfolio used US Treasury futures to manage duration exposure, which benefited results. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) Lastly, the Portfolio used swaps to manage risk, and the use of these instruments detracted from performance.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Emerging Markets Debt (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	0.4%
AA	7.4%
A	10.8%
BBB	42.6%
BB	18.6%
B	15.8%
CCC and Below	2.2%
Cash/Cash Equivalents	2.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

38

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Quantitative Modeling Portfolio Blended Index consists of the Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Fixed Maturity (2020 - 2030) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond.

Bloomberg Barclays US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

ICE BoFA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2021	Actual	$1,000.00	$1,005.00	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

AST Bond Portfolio 2022	Actual	$1,000.00	$1,010.00	0.93%	$4.70
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2023	Actual	$1,000.00	$1,010.20	0.93%	$4.70
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2024	Actual	$1,000.00	$1,012.80	0.93%	$4.71
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2025	Actual	$1,000.00	$1,010.30	0.93%	$4.70
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2026	Actual	$1,000.00	$1,007.90	0.98%	$4.95
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST Bond Portfolio 2027	Actual	$1,000.00	$1,003.20	0.93%	$4.68
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2028	Actual	$1,000.00	$992.30	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2029	Actual	$1,000.00	$989.20	0.93%	$4.65
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

AST Bond Portfolio 2030	Actual	$1,000.00	$990.20	0.84%	$4.20
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2020

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2031	Actual	$1,000.00	$979.20	0.92%	$4.58
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST Cohen & Steers Global Realty Portfolio	Actual	$1,000.00	$1,183.70	1.17%	$6.42
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94

AST High Yield Portfolio	Actual	$1,000.00	$1,106.10	0.87%	$4.61
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,039.70	0.75%	$3.85
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

AST Prudential Core Bond Portfolio	Actual	$1,000.00	$1,034.20	0.73%	$3.73
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71

AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,084.60	1.44%	$7.55
	Hypothetical	$1,000.00	$1,017.90	1.44%	$7.30

AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,182.00	1.16%	$6.36
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89

AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,052.60	0.77%	$3.97
	Hypothetical	$1,000.00	$1,021.27	0.77%	$3.91

AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$1,084.20	1.07%	$5.61
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
USD	US Dollar
ZAR	South African Rand

144A	— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	— Annual payment frequency for swaps
ABS	— Asset-Backed Security
Aces	— Alternative Credit Enhancements Securities
ADR	— American Depositary Receipt
BABs	— Build America Bonds
BBR	— New Zealand Bank Bill Rate
BBSW	— Australian Bank Bill Swap Reference Rate
BROIS	— Brazil Overnight Index Swap
BTP	— Buoni del Tesoro Poliennali
BUBOR	— Budapest Interbank Offered Rate
CDO	— Collateralized Debt Obligation
CDX	— Credit Derivative Index
CLO	— Collateralized Loan Obligation
CMBX	— Commercial Mortgage-Backed Index
COOIS	— Colombia Overnight Interbank Reference Rate
CVT	— Convertible Security
DIP	— Debtor-In-Possession
EMTN	— Euro Medium Term Note
EONIA	— Euro Overnight Index Average
ETF	— Exchange-Traded Fund
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corporation
GMTN	— Global Medium Term Note
iBoxx	— Bond Market Indices
IO	— Interest Only (Principal amount represents notional)
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
M	— Monthly payment frequency for swaps
MASTR	— Morgan Stanley Structured Asset Security
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
OAT	— Obligations Assimilables du Tresor
OFZ	— Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OJSC	— Open Joint-Stock Company
OTC	— Over-the-counter
PIK	— Payment-in-Kind
PJSC	— Public Joint-Stock Company
PO	— Principal Only
Q	— Quarterly payment frequency for swaps
REITs	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit Security
S	— Semiannual payment frequency for swaps
S&P	— Standard & Poor’s
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
Strips	— Separate Trading of Registered Interest and Principal of Securities
T	— Swap payment upon termination
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
USOIS	— United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 84.3%

ASSET-BACKED SECURITIES — 4.1%
Automobiles — 1.6%
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	23	$23,017
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	27	26,876
Ford Credit Auto Owner Trust,
Series 2016-02, Class A, 144A
2.030%	12/15/27	2,300	2,318,545

			2,368,438

Collateralized Loan Obligations — 2.5%
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.326%(c)	01/22/31	250	249,383
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.080%(c)	01/16/26	76	75,679
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
1.011%(c)	11/15/26	332	331,102
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.440%(c)	01/16/31	250	249,154
TCW CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.280%(c)	10/20/31	1,500	1,499,998
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
1.058%(c)	04/20/28	720	719,511
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.118%(c)	01/18/29	500	499,808

			3,624,635

TOTAL ASSET-BACKED SECURITIES (cost $6,000,599)			5,993,073

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.3%
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	37	36,971
Commercial Mortgage Trust,
Series 2014-CR19, Class A4
3.532%	08/10/47	786	851,604
Series 2014-UBS04, Class A2
2.963%	08/10/47	56	56,389
Series 2015-CR26, Class A3
3.359%	10/10/48	1,399	1,512,891

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-DC01, Class A2
2.870%	02/10/48		161	$161,852
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A1
1.907%	06/10/50		253	255,032
Fannie Mae Multifamily Remic Trust,
Series 2015-M12, Class A1
2.331%	05/25/25		296	301,053
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26		2,200	2,416,361
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48		2,200	2,388,859
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47		1,140	1,148,154
Series 2014-C21, Class A4
3.493%	08/15/47		291	307,087
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50		1,526	1,544,294
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48		2,200	2,387,479
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50		390	393,622

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,103,882)				13,761,648

CORPORATE BONDS — 27.4%
Agriculture — 1.1%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23		555	568,683
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	(a)	1,070	1,090,900

				1,659,583

Apparel — 0.8%
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22		1,130	1,153,260

Auto Manufacturers — 1.0%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
1.850%	09/15/21		1,000	1,009,444
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		200	203,063

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
0.750%	11/23/22		330	$331,082

				1,543,589

Banks — 7.9%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22		550	556,407
Sub. Notes, MTN
4.000%	01/22/25		505	567,487
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.850%	05/01/25	(a)	1,120	1,175,884
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22		1,010	1,027,021
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21		520	522,985
2.750%	04/25/22		550	566,367
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22		340	359,166
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		505	557,115
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.350%	08/15/21		400	410,057
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	(a)	320	352,811
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25		570	651,826
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		425	433,372
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23		545	556,290
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24		240	249,774
PNC Bank NA,
Sr. Unsec’d. Notes
3.300%	10/30/24		375	413,127
State Street Corp.,
Sr. Unsec’d. Notes
2.825%(ff)	03/30/23	(a)	1,100	1,134,088
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23		800	816,338
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22		1,310	1,333,413

				11,683,528

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.7%
PepsiCo, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.530%
0.764%(c)	10/06/21		1,000	$1,003,760

Biotechnology — 0.8%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24		1,100	1,202,200

Building Materials — 0.5%
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22		650	691,049

Chemicals — 0.8%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		1,150	1,249,901

Computers — 1.2%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		750	807,057
International Business Machines Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
0.621%(c)	05/13/21		1,000	1,001,378

				1,808,435

Diversified Financial Services — 0.8%
AIG Global Funding,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.650%
0.866%(c)	01/22/21		1,000	1,000,319
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25		115	125,375

				1,125,694

Electric — 2.1%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C, 3 Month LIBOR + 0.400%
0.651%(c)	06/25/21		1,000	1,001,695
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.480%
0.700%(c)	05/04/21		1,000	1,001,341
Gtd. Notes
2.403%	09/01/21	(a)	655	664,051
4.500%	06/01/21		400	402,580

				3,069,667

Electronics — 0.3%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/25	(a)	395	408,299

Foods — 0.2%
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	04/13/23	(a)	320	331,970

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.3%
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21		400	$401,270

Insurance — 2.0%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		850	940,341
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.480%
0.701%(c)	06/11/21		1,000	1,001,753
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.230%
0.460%(c)	01/08/21		1,000	1,000,030

				2,942,124

Machinery-Construction & Mining — 0.8%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.950%	05/13/22		1,185	1,196,186

Machinery-Diversified — 1.8%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.240%
0.460%(c)	03/12/21		1,000	1,000,359
Sr. Unsec’d. Notes, MTN
3.900%	07/12/21		1,000	1,018,918
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		570	587,865

				2,607,142

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		185	187,064

Oil & Gas — 0.8%
BP Capital Markets America, Inc.,
Gtd. Notes
2.937%	04/06/23	(a)	345	364,382
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	(a)	500	514,707
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	12/15/23		50	55,448
Phillips 66,
Gtd. Notes
3.700%	04/06/23		205	219,560

				1,154,097

Pharmaceuticals — 1.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22		1,100	1,140,164
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		400	415,948

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.250%	08/20/21		300	$305,477

				1,861,589

Pipelines — 0.6%
Enterprise Products Operating LLC,
Gtd. Notes
3.900%	02/15/24	(a)	825	903,528

Software — 0.4%
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	11/15/24		600	652,235

Telecommunications — 0.1%
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		200	205,292

Transportation — 1.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21	(a)	485	491,754
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21		1,000	1,000,807

				1,492,561

TOTAL CORPORATE BONDS (cost $39,321,094)				40,534,023

SOVEREIGN BONDS — 1.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		405	453,956
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		200	200,956
2.125%	10/25/23		200	208,999
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		255	262,150
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		155	157,407
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		340	365,537

TOTAL SOVEREIGN BONDS (cost $1,549,815)				1,649,005

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Federal Home Loan Mortgage Corp.
2.375%	01/13/22	(k)	4,000	4,092,345
Federal National Mortgage Assoc.
6.625%	11/15/30		570	862,556

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,742,681)				4,954,901

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 39.0%
U.S. Treasury Bonds
1.625%	11/15/50		505	$502,396
U.S. Treasury Notes
0.250%	11/15/23		15,000	15,039,844
2.000%	12/31/21		28,000	28,522,813
2.875%	05/15/28		9,760	11,303,300
U.S. Treasury Strips Coupon
0.461%(s)	05/15/25		165	162,467
0.905%(s)	05/15/30	(k)	1,300	1,181,172
1.394%(s)	11/15/41		45	32,286
1.417%(s)	02/15/38		20	15,533
1.450%(s)	08/15/42		30	21,183
1.643%(s)	05/15/29		90	83,380
2.205%(s)	05/15/39		125	94,516
2.334%(s)	08/15/41		45	32,479
2.353%(s)	02/15/44		165	112,509
2.365%(s)	05/15/44		605	410,384
2.394%(s)	11/15/43		170	116,437

TOTAL U.S. TREASURY OBLIGATIONS (cost $57,285,913)				57,630,699

TOTAL LONG-TERM INVESTMENTS (cost $122,003,984)				124,523,349

SHORT-TERM INVESTMENTS — 18.5%
AFFILIATED MUTUAL FUNDS			Shares
PGIM Core Short-Term Bond Fund(w)			1,455,959	13,423,946
PGIM Core Ultra Short Bond Fund(w)			9,470,956	9,470,956
PGIM Institutional Money Market Fund (cost $4,409,452; includes $4,408,796 of cash collateral for securities on loan)(b)(w)			4,412,612	4,410,406

TOTAL SHORT-TERM INVESTMENTS (cost $27,281,819)				27,305,308

TOTAL INVESTMENTS—102.8% (cost $149,285,803)				151,828,657
Liabilities in excess of other assets(z) — (2.8)%				(4,099,050)

NET ASSETS — 100.0%				$147,729,607

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,313,130; cash collateral of $4,408,796 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
20	2 Year U.S. Treasury Notes	Mar. 2021	$4,419,531	$3,982
30	10 Year U.S. Ultra Treasury Notes	Mar. 2021	4,690,781	(10,307)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	640,688	3,981

				(2,344)

Short Positions:
154	5 Year U.S. Treasury Notes	Mar. 2021	19,429,265	(46,078)
131	10 Year U.S. Treasury Notes	Mar. 2021	18,088,235	(18,465)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
10	20 Year U.S. Treasury Bonds	Mar. 2021	$1,731,875	$14,797

				(49,746)

				$(52,090)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
13,485	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	$2	$105,533	$105,531
2,570	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	27	21,249	21,222
47,637	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	24,196	390,512	366,316
22,305	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	—	327,561	327,561
36,470	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	224,932	981,994	757,062
1,450	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	160	(134,230)	(134,390)
6,900	06/15/26	1.504%(S)	3 Month LIBOR(1)(Q)	206	(388,345)	(388,551)
805	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(3,726)	139,345	143,071
362	03/30/50	0.855%(S)	3 Month LIBOR(1)(Q)	—	49,084	49,084

				$245,797	$1,492,703	$1,246,906

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,064,205

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$2,368,438	$—
Collateralized Loan Obligations	—	3,624,635	—
Commercial Mortgage-Backed Securities	—	13,761,648	—
Corporate Bonds	—	40,534,023	—
Sovereign Bonds.	—	1,649,005	—
U.S. Government Agency Obligations	—	4,954,901	—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$57,630,699	$—
Affiliated Mutual Funds.	27,305,308	—	—

Total	$27,305,308	$124,523,349	$—

Other Financial Instruments*
Assets
Futures Contracts	$22,760	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	1,769,847	—

Total	$22,760	$1,769,847	$—

Liabilities
Futures Contracts	$(74,850)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(522,941)	—

Total	$(74,850)	$(522,941)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	39.0%
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	18.5
Commercial Mortgage-Backed Securities	9.3
Banks	7.9
U.S. Government Agency Obligations	3.4
Collateralized Loan Obligations	2.5
Electric	2.1
Insurance	2.0
Machinery-Diversified	1.8
Automobiles	1.6
Pharmaceuticals	1.3
Computers	1.2
Agriculture	1.1
Sovereign Bonds	1.1
Auto Manufacturers	1.0
Transportation	1.0
Chemicals	0.8
Biotechnology	0.8

Machinery-Construction & Mining	0.8%
Oil & Gas	0.8
Apparel	0.8
Diversified Financial Services	0.8
Beverages	0.7
Pipelines	0.6
Building Materials	0.5
Software	0.4
Electronics	0.3
Healthcare-Services	0.3
Foods	0.2
Telecommunications	0.1
Multi-National	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker -variation margin futures	$22,760	*	Due from/to broker - variation margin futures	$74,850	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,769,847	*	Due from/to broker-variation margin swaps	522,941	*

		$1,792,607			$597,791

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$93,963	$2,896	$(210,249)	$(3,809,028)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(37,950)	$(34,657)	$3,327,067

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$3,009	$3,400	$14,185,058	$68,618,639

Interest Rate Swap Agreements(2)
$164,464,200

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2021 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,313,130	$(4,313,130)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2021 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $4,313,130:
Unaffiliated investments (cost $122,003,984)	$124,523,349
Affiliated investments (cost $27,281,819)	27,305,308
Dividends and interest receivable	411,864
Receivable for Portfolio shares sold	118,888
Due from broker-variation margin swaps	5,661
Prepaid expenses and other assets	8,513

Total Assets	152,373,583

LIABILITIES
Payable to broker for collateral for securities on loan	4,408,796
Payable for Portfolio shares purchased	115,412
Accrued expenses and other liabilities	77,318
Management fee payable	21,905
Due to broker-variation margin futures	15,330
Distribution fee payable	3,853
Trustees’ fees payable	961
Affiliated transfer agent fee payable	401

Total Liabilities	4,643,976

NET ASSETS	$147,729,607

Net assets were comprised of:
Partners’ Equity	$147,729,607

Net asset value and redemption price per share, $147,729,607 / 9,210,981 outstanding shares of beneficial interest	$16.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$2,050,450
Affiliated dividend income	163,915
Income from securities lending, net (including affiliated income of $19,770)	21,541

Total income	2,235,906

EXPENSES
Management fee	545,424
Distribution fee	290,042
Audit fee	52,463
Custodian and accounting fees	49,879
Legal fees and expenses	24,603
Trustees’ fees	10,950
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	5,062
Miscellaneous	16,757

Total expenses	1,002,215

NET INVESTMENT INCOME (LOSS)	1,233,691

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(27,626))	1,041,503
Futures transactions	(210,249)
Options written transactions	2,896
Swap agreements transactions	(3,809,028)

(2,974,878)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $84,877)	1,809,181
Futures	(34,657)
Swap agreements	3,327,067

5,101,591

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	2,126,713

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,360,404

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,233,691	$1,468,332
Net realized gain (loss) on investment transactions.	(2,974,878)	2,509,785
Net change in unrealized appreciation (depreciation) on investments	5,101,591	(53,571)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,360,404	3,924,546

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,461,286 and 70,263 shares, respectively]	133,783,152	1,082,753
Portfolio shares purchased [3,058,360 and 2,753,392 shares, respectively]	(48,616,370)	(41,864,590)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	85,166,782	(40,781,837)

TOTAL INCREASE (DECREASE)	88,527,186	(36,857,291)
NET ASSETS:
Beginning of year	59,202,421	96,059,712

End of year	$147,729,607	$59,202,421

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 91.5%

ASSET-BACKED SECURITIES — 16.6%
Automobiles — 3.7%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A
2.990%	06/20/22	600	$603,350
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	23	23,017
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	200	202,098
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	18	17,918
Ford Credit Floorplan Master Owner Trust,
Series 2019-01, Class A
2.840%	03/15/24	300	309,128
Santander Drive Auto Receivables Trust,
Series 2019-03, Class B
2.280%	09/15/23	200	201,568

			1,357,079

Collateralized Loan Obligations — 12.5%
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.326%(c)	01/22/31	250	249,383
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.358%(c)	10/19/28	500	499,506
Man GLG US CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.477%(c)	10/15/28	400	400,001
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.504%(c)	10/13/31	491	489,988
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31	500	499,999
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.358%(c)	01/20/31	500	499,267
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
1.058%(c)	04/20/28	480	479,674
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31	248	247,244
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.118%(c)	01/18/29	500	499,808

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.358%(c)	10/20/28	744	$742,885

			4,607,755

Consumer Loans — 0.4%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	30	30,256
Series 2019-02, Class A, 144A
3.010%	04/25/28	71	72,044
Series 2019-04, Class A, 144A
2.450%	08/25/28	38	38,661

			140,961

TOTAL ASSET-BACKED SECURITIES (cost $6,093,599)			6,105,795

COMMERCIAL MORTGAGE-BACKED SECURITIES — 23.4%
BANK,
Series 2017-BNK05, Class A1
1.909%	06/15/60	307	308,425
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	900	981,844
Commercial Mortgage Trust,
Series 2014-UBS04, Class A2
2.963%	08/10/47	17	16,764
Series 2015-CR26, Class A3
3.359%	10/10/48	900	972,573
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26	1,000	1,098,346
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	1,200	1,303,014
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A3
2.912%	10/15/48	1,162	1,226,125
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	1,200	1,302,261
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	618,636
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	275	277,607
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A1
1.392%	07/15/48	14	14,466

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C41, Class A2
2.590%	11/15/50	460	$470,654

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,067,309)			8,590,715

CORPORATE BONDS — 42.0%
Agriculture — 1.4%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	230	235,670
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	270	275,274

			510,944

Apparel — 1.3%
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22	470	479,675

Auto Manufacturers — 2.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	640	654,995
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	200	203,063

			858,058

Banks — 13.7%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.730% (Cap N/A, Floor 0.000%)
0.816%(c)	10/24/24	580	584,017
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.500%	04/15/21	285	286,255
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	310	319,450
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21	340	341,952
2.750%	04/25/22	370	381,011
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	535	565,159
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.550%	03/01/21	125	125,218
3.200%	01/25/23	380	402,757
4.350%	08/15/21	200	205,029
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	200	220,507
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23	250	255,179

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	460	$469,778
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23	295	301,024
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22	570	580,187

			5,037,523

Biotechnology — 1.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22	125	128,715
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	355	374,386

			503,101

Building Materials — 0.6%
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	200	212,630

Chemicals — 1.9%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	500	543,435
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	150	156,124

			699,559

Computers — 3.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.500%	02/09/22	1,110	1,135,292

Electric — 2.7%
Alabama Power Co.,
Sr. Unsec’d. Notes, Series 17A
2.450%	03/30/22	360	368,797
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	75	82,172
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
2.750%	01/15/22	410	419,142
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21	125	125,806

			995,917

Foods — 0.4%
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	04/13/23	135	140,050

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 2.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	575	$596,572
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21	125	125,397

			721,969

Insurance — 1.2%
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22	175	180,618
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.625%	03/15/22	245	256,645

			437,263

Machinery-Construction & Mining — 1.3%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.950%	05/13/22	465	469,389

Machinery-Diversified — 0.4%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21	140	144,388

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	110	111,227

Oil & Gas — 1.3%
BP Capital Markets America, Inc.,
Gtd. Notes
2.937%	04/06/23	155	163,708
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	220	226,471
Phillips 66,
Gtd. Notes
3.700%	04/06/23	85	91,037

			481,216

Pharmaceuticals — 2.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	250	267,893
CVS Health Corp.,
Sr. Unsec’d. Notes
3.700%	03/09/23	11	11,764
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	465	492,865
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.250%	08/20/21	200	203,651

			976,173

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 2.4%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	02/06/22		880	$899,100

Telecommunications — 1.1%
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		200	205,292
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	04/15/25		175	193,599

				398,891

Transportation — 0.6%
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	01/15/22		200	208,183

TOTAL CORPORATE BONDS (cost $14,959,013)				15,420,548

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.4%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		120	130,494

(cost $121,518)

SOVEREIGN BONDS — 3.0%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		315	353,077
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		200	200,955
2.125%	10/25/23		200	208,999
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		215	221,029
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		125	126,941

TOTAL SOVEREIGN BONDS (cost $1,051,736)				1,111,001

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds
1.625%	11/15/50		135	134,304
3.625%	02/15/44		665	940,767
U.S. Treasury Notes
1.375%	04/30/21	(k)	105	105,423
3.000%	09/30/25	(k)	505	568,283
U.S. Treasury Strips Coupon
0.775%(s)	05/15/30		30	27,258
1.394%(s)	11/15/41		20	14,349
1.450%(s)	08/15/42		10	7,061
1.643%(s)	05/15/29		30	27,793
2.026%(s)	02/15/22	(k)	290	289,740
2.205%(s)	05/15/39		10	7,561

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.394%(s)	11/15/43	135	$92,464

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,177,452)			2,215,003

TOTAL LONG-TERM INVESTMENTS (cost $32,470,627)			33,573,556

SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS		Shares
PGIM Core Short-Term Bond Fund(w)		326,178	3,007,362
PGIM Core Ultra Short Bond Fund(w)		130,369	130,369

TOTAL SHORT-TERM INVESTMENTS (cost $3,135,554)			3,137,731

TOTAL INVESTMENTS — 100.0% (cost $35,606,181)			36,711,287
Liabilities in excess of other assets(z) — (0.0)%			(2,045)

NET ASSETS — 100.0%			$36,709,242

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
6	10 Year U.S. Treasury Notes	Mar. 2021	$828,469	$2,576

Short Positions:
1	2 Year U.S. Treasury Notes	Mar. 2021	220,977	(228)
57	5 Year U.S. Treasury Notes	Mar. 2021	7,191,351	(15,031)
6	10 Year U.S. Ultra Treasury Notes	Mar. 2021	938,156	2,976
3	20 Year U.S. Treasury Bonds	Mar. 2021	519,563	4,160

				(8,123)

				$(5,547)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
25,500	09/03/22	1.919%(S)	3 Month LIBOR(2)(Q)	$84	$897,434	$897,350
57	03/30/50	0.855%(S)	3 Month LIBOR(1)(Q)	—	7,729	7,729

				$84	$905,163	$905,079

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$960,070

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,357,079	$—
Collateralized Loan Obligations.	—	4,607,755	—
Consumer Loans	—	140,961	—
Commercial Mortgage-Backed Securities	—	8,590,715	—
Corporate Bonds	—	15,420,548	—
Residential Mortgage-Backed Security	—	130,494	—
Sovereign Bonds	—	1,111,001	—
U.S. Treasury Obligations	—	2,215,003	—
Affiliated Mutual Funds	3,137,731	—	—

Total	$3,137,731	$33,573,556	$—

Other Financial Instruments*
Assets
Futures Contracts	$9,712	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	905,079	—

Total	$9,712	$905,079	$—

Liabilities
Futures Contracts	$(15,259)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	23.4%
Banks	13.7
Collateralized Loan Obligations	12.5
Affiliated Mutual Funds	8.5
U.S. Treasury Obligations	6.1
Automobiles	3.7
Computers	3.1
Sovereign Bonds	3.0
Electric	2.7
Pharmaceuticals	2.6

Software	2.4%
Auto Manufacturers	2.3
Healthcare-Services	2.0
Chemicals	1.9
Agriculture	1.4
Biotechnology	1.4
Oil & Gas	1.3
Apparel	1.3
Machinery-Construction & Mining	1.3
Insurance	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Telecommunications	1.1%
Building Materials	0.6
Transportation	0.6
Machinery-Diversified	0.4
Consumer Loans	0.4
Foods	0.4
Residential Mortgage-Backed Security	0.4

Multi-National	0.3%

100.0
Liabilities in excess of other assets	0.0 *

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker- variation margin futures	$9,712	*	Due from/to broker - variation margin futures	$15,259	*
Interest rate contracts	Due from/to broker- variation margin swaps	905,079	*	—	—

		$914,791			$15,259

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$70,063	$1,704	$(434,971)	$(1,986,722)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(27,657)	$59,348	$2,556,074

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2022 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,874	$2,000	$6,337,560	$33,027,373

Interest Rate Swap Agreements(2)
$62,818,240

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2022 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $32,470,627)	$33,573,556
Affiliated investments (cost $3,135,554)	3,137,731
Dividends and interest receivable	187,232
Due from broker-variation margin swaps	3,562
Prepaid expenses	2,876

Total Assets	36,904,957

LIABILITIES
Payable for Portfolio shares purchased	109,461
Audit fee payable	52,300
Custodian and accounting fees payable	16,468
Accrued expenses and other liabilities	6,747
Management fee payable	4,513
Due to broker-variation margin futures	4,109
Distribution fee payable	873
Trustees’ fees payable	843
Affiliated transfer agent fee payable	401

Total Liabilities	195,715

NET ASSETS	$36,709,242

Net assets were comprised of:
Partners’ Equity	$36,709,242

Net asset value and redemption price per share, $36,709,242 / 2,430,359 outstanding shares of beneficial interest	$15.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income.	$1,074,115
Affiliated dividend income	10,857
Income from securities lending, net (including affiliated income of $6,732)	6,790

Total income	1,091,762

EXPENSES
Management fee	202,101
Distribution fee	107,468
Audit fee	52,463
Custodian and accounting fees	47,020
Legal fees and expenses	24,286
Trustees’ fees	9,830
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,034
Shareholders’ reports	5,042
Miscellaneous	16,073

Total expenses	471,317
Less: Fee waiver and/or expense reimbursement	(71,536)

Net expenses	399,781

NET INVESTMENT INCOME (LOSS)	691,981

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,947)	866,488
Futures transactions	(434,971)
Options written transactions	1,704
Swap agreements transactions	(1,986,722)

(1,553,501)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,106)	453,472
Futures	59,348
Swap agreements	2,556,074

3,068,894

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,515,393

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,207,374

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$691,981	$1,022,483
Net realized gain (loss) on investment transactions	(1,553,501)	1,250,116
Net change in unrealized appreciation (depreciation) on investments	3,068,894	1,064,254

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,207,374	3,336,853

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [819,884 and 102,378 shares, respectively]	12,072,940	1,456,192
Portfolio shares purchased [1,649,964 and 1,850,587 shares, respectively]	(24,450,583)	(25,923,286)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(12,377,643)	(24,467,094)

TOTAL INCREASE (DECREASE)	(10,170,269)	(21,130,241)
NET ASSETS:
Beginning of year	46,879,511	68,009,752

End of year	$36,709,242	$46,879,511

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 92.5%

ASSET-BACKED SECURITIES — 19.3%
Automobiles — 3.0%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	$102,639
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	23	23,017
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	100	101,049
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	22	22,540
Series 2018-04, Class B
3.670%	05/15/24	100	105,820
Chesapeake Funding II LLC (Canada),
Series 2017-03A, Class A2, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.499%(c)	08/15/29	8	8,041
Series 2017-04A, Class A1, 144A
2.120%	11/15/29	18	18,349
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	9	8,959
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29	200	206,857
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	119	120,180

			717,451

Collateralized Loan Obligations — 10.9%
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.258%(c)	07/17/28	228	227,573
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.038%(c)	01/17/28	210	208,796
CIFC Funding Ltd. (Cayman Islands),
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.265%(c)	04/24/30	250	249,357
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.326%(c)	01/22/31	250	249,383
Man GLG US CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.477%(c)	10/15/28	250	250,000
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	07/20/31	250	248,917

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	01/15/28	216	$215,857
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.504%(c)	10/13/31	246	244,994
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.018%(c)	07/20/27	187	186,285
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31	248	247,244
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.118%(c)	01/18/29	250	249,904

			2,578,310

Consumer Loans — 0.7%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	30	30,256
Series 2019-02, Class A, 144A
3.010%	04/25/28	48	48,029
Series 2019-04, Class A, 144A
2.450%	08/25/28	38	38,662
Series 2020-01, Class A, 144A
2.020%	01/25/29	53	54,031

			170,978

Credit Cards — 3.6%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	200	205,946
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	204,913
Citibank Credit Card Issuance Trust,
Series 2014-A01, Class A1
2.880%	01/23/23	432	432,571

			843,430

Equipment — 0.6%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	69	69,880
Series 2019-B, Class A2, 144A
2.070%	10/12/22	69	69,518

			139,398

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Student Loans — 0.5%
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	71		$72,776
SoFi Professional Loan Program Trust,
Series 2020-A, Class A1FX, 144A
2.060%	05/15/46	53		53,019

				125,795

TOTAL ASSET-BACKED SECURITIES (cost $4,548,281)				4,575,362

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.1%
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	20		19,613
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A3
3.372%	10/10/47	60		65,082
Series 2015-P01, Class A4
3.462%	09/15/48	300		327,281
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	205		207,811
Series 2014-UBS02, Class A2
2.820%	03/10/47	—	(r)	484
Series 2017-COR2, Class A1
2.111%	09/10/50	75		75,810
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	56		56,109
Series 2016-C03, Class A2
1.886%	08/10/49	100		100,508
Series 2017-C06, Class A1
1.907%	06/10/50	86		86,349
Fannie Mae-Aces,
Series 2019-M25, Class AV1
2.050%	12/25/26	149		152,526
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26	380		417,372
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	300		325,753
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A3A2, 144A
3.472%	07/15/47	126		126,577
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A3
2.912%	10/15/48	218		229,898
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	89		90,077
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	281		284,475

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	400	$434,087
Series 2016-C32, Class A1
1.968%	12/15/49	18	18,454
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A1
1.779%	12/15/49	51	51,149
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	193	194,739
Series 2018-C08, Class ASB
3.903%	02/15/51	340	384,474
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	46	45,822
Series 2012-C04, Class A5
2.850%	12/10/45	635	658,194
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A1
1.392%	07/15/48	8	7,780
Series 2017-C41, Class A2
2.590%	11/15/50	180	184,169

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,353,196)			4,544,593

CORPORATE BONDS — 34.2%
Agriculture — 2.3%
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
2.750%	03/27/25	160	174,006
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	165	169,068
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	190	193,711

			536,785

Apparel — 1.4%
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22	330	336,793

Auto Manufacturers — 1.0%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	220	225,155

Banks — 11.2%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	300	318,167
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25	45	47,006

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	210	$216,401
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	95	106,334
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	200	207,387
JPMorgan Chase & Co.,
Sub. Notes
3.375%	05/01/23	260	277,836
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	200	220,507
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23	250	255,178
PNC Bank NA,
Sub. Notes
2.950%	01/30/23	250	262,712
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
1.950%	01/17/23	200	206,623
State Street Corp.,
Sr. Unsec’d. Notes
2.825%(ff)	03/30/23	130	134,029
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22	395	402,060

			2,654,240

Chemicals — 1.7%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	70	82,159
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	275	298,890
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	15	15,612

			396,661

Computers — 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24	95	102,227

Diversified Financial Services — 0.4%
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	40	43,609
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	40	45,616

			89,225

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric — 2.2%
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	55	$60,260
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
2.750%	01/15/22	140	143,122
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23	285	304,228

			507,610

Foods — 0.4%
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	04/13/23	95	98,554

Healthcare-Services — 1.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	310	321,630
Humana, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25	80	91,929

			413,559

Insurance — 2.4%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	63	68,511
4.569%	02/01/29	222	271,463
Principal Financial Group, Inc.,
Gtd. Notes
3.125%	05/15/23	150	159,327
3.300%	09/15/22	20	20,981
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22	55	56,766

			577,048

Machinery-Diversified — 1.1%
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25	200	217,329
John Deere Capital Corp.,
Sr. Unsec’d. Notes
2.800%	01/27/23	50	52,575

			269,904

Media — 1.1%
Comcast Corp.,
Gtd. Notes
3.100%	04/01/25	130	142,961
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	110	121,076

			264,037

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas — 1.4%
BP Capital Markets America, Inc.,
Gtd. Notes
2.937%	04/06/23	110	$116,180
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	150	154,412
Phillips 66,
Gtd. Notes
3.700%	04/06/23	65	69,616

			340,208

Pharmaceuticals — 2.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	160	171,452
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.000%	08/15/23	205	224,441
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	97	104,754

			500,647

Pipelines — 1.3%
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	300	317,198

Retail — 0.4%
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.300%	07/01/25	90	100,122

Semiconductors — 0.5%
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25	105	120,385

Software — 0.3%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	75	80,572

Telecommunications — 0.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22	50	51,726
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	04/15/25	125	138,286

			190,012

TOTAL CORPORATE BONDS (cost $ 7,627,571)			8,120,942

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.4%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	80	86,996

(cost $81,012)

Interest Rate	Maturity Date		Principal Amount (000)#	Value
SOVEREIGN BONDS — 2.0%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		200	$224,176
Kuntarahoitus OYJ (Finland),
Local Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22		200	205,149
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		50	50,776

TOTAL SOVEREIGN BONDS (cost $450,158)				480,101

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3%
Federal National Mortgage Assoc.
2.375%	01/19/23		70	73,186

(cost $69,789)

U.S. TREASURY OBLIGATIONS — 17.2%
U.S. Treasury Bonds
1.375%	11/15/40		15	14,824
1.625%	11/15/50		90	89,536
3.625%	08/15/43		190	268,137
3.625%	02/15/44		820	1,160,044
U.S. Treasury Notes
2.125%	09/30/21	(k)	1,715	1,740,390
2.875%	05/15/28		260	301,112
U.S. Treasury Strips Coupon
0.775%(s)	05/15/30		25	22,715
0.964%(s)	08/15/30		175	158,040
1.123%(s)	05/15/36		35	28,223
1.159%(s)	02/15/36		45	36,496
1.219%(s)	05/15/37		60	47,358
1.636%(s)	11/15/44		85	57,093
1.643%(s)	05/15/29		25	23,161
2.334%(s)	11/15/42		25	17,551
2.375%(s)	11/15/41		140	100,445
2.377%(s)	05/15/42		10	7,094

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,052,971)				4,072,219

TOTAL LONG-TERM INVESTMENTS (cost $21,182,978)				21,953,399

SHORT-TERM INVESTMENT — 5.5%
AFFILIATED MUTUAL FUND			Shares
PGIM Core Ultra Short Bond Fund (cost $1,291,543)(w)			1,291,543	1,291,543

TOTAL INVESTMENTS — 98.0% (cost $22,474,521)				23,244,942
Other assets in excess of liabilities(z) — 2.0%				478,282

NET ASSETS — 100.0%				$23,723,224

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
12	5 Year U.S. Treasury Notes	Mar. 2021	$1,513,969	$4,091
3	10 Year U.S. Treasury Notes	Mar. 2021	414,234	1,288

				5,379

Short Positions:
37	2 Year U.S. Treasury Notes	Mar. 2021	8,176,133	(8,251)
7	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,094,516	3,935
7	20 Year U.S. Treasury Bonds	Mar. 2021	1,212,312	5,755
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	1,067,813	14,803

				16,242

				$21,621

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
6,365	11/18/23	1.430%(S)	3 Month LIBOR(2)(Q)	$—	$229,434	$229,434
10,230	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	(58,059)	117,186	175,245
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,552)	70,105	72,657
65	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(5,034)	(5,034)

				$(60,611)	$411,691	$472,302

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$528,000	$416,070

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$717,451	$—
Collateralized Loan Obligations.	—	2,578,310	—
Consumer Loans	—	170,978	—
Credit Cards	—	843,430	—
Equipment	—	139,398	—
Student Loans	—	125,795	—
Commercial Mortgage-Backed Securities	—	4,544,593	—
Corporate Bonds	—	8,120,942	—
Residential Mortgage-Backed Security	—	86,996	—
Sovereign Bonds	—	480,101	—
U.S. Government Agency Obligation	—	73,186	—
U.S. Treasury Obligations	—	4,072,219	—
Affiliated Mutual Fund	1,291,543	—	—

Total	$1,291,543	$21,953,399	$—

Other Financial Instruments*
Assets
Futures Contracts	$29,872	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	477,336	—

Total	$29,872	$477,336	$—

Liabilities
Futures Contracts	$(8,251)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(5,034)	—

Total	$(8,251)	$(5,034)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	19.1%
U.S. Treasury Obligations	17.2
Banks	11.2
Collateralized Loan Obligations	10.9
Affiliated Mutual Fund	5.5
Credit Cards	3.6
Automobiles	3.0
Insurance	2.4
Agriculture	2.3
Electric	2.2
Pharmaceuticals	2.1
Sovereign Bonds	2.0
Healthcare-Services	1.8
Chemicals	1.7
Oil & Gas	1.4
Apparel	1.4
Pipelines	1.3
Machinery-Diversified	1.1

Media	1.1%
Auto Manufacturers	1.0
Telecommunications	0.8
Consumer Loans	0.7
Equipment	0.6
Student Loans	0.5
Semiconductors	0.5
Computers	0.4
Retail	0.4
Foods	0.4
Diversified Financial Services	0.4
Residential Mortgage-Backed Security	0.4
Software	0.3
U.S. Government Agency Obligation	0.3

98.0
Other assets in excess of liabilities	2.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2023 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker- variation margin futures	$29,872	*	Due from/to broker-variation margin futures	$8,251	*
Interest rate contracts	Due from/to broker- variation margin swaps	477,336	*	Due from/to broker-variation margin swaps	5,034	*

		$507,208			$13,285

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$36,438	$1,193	$(97,465)	$1,212,673

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(14,533)	$(14,220)	$(341,339)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,062	$1,400	$3,052,617	$15,060,758

Interest Rate Swap Agreements(2)
$22,160,480

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2023 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $21,182,978)	$21,953,399
Affiliated investments (cost $1,291,543)	1,291,543
Deposit with broker for centrally cleared/exchange-traded derivatives	528,000
Dividends and interest receivable	120,417
Due from broker-variation margin swaps	1,383
Prepaid expenses	2,648

Total Assets	23,897,390

LIABILITIES
Payable for Portfolio shares purchased	83,697
Audit fee payable	52,300
Custodian and accounting fees payable	19,901
Due to broker-variation margin futures	7,353
Accrued expenses and other liabilities	6,839
Management fee payable	2,164
Trustees’ fees payable	843
Distribution fee payable	668
Affiliated transfer agent fee payable	401

Total Liabilities	174,166

NET ASSETS	$23,723,224

Net assets were comprised of:
Partners’ Equity	$23,723,224

Net asset value and redemption price per share, $23,723,224 / 1,835,398 outstanding shares of beneficial interest	$12.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$674,023
Affiliated dividend income	5,352
Income from securities lending, net (including affiliated income of $1,805)	1,833

Total income	681,208

EXPENSES
Management fee	136,534
Distribution fee	72,603
Audit fee	52,463
Custodian and accounting fees.	51,494
Legal fees and expenses	24,204
Trustees’ fees	9,651
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,034
Shareholders’ reports	5,213
Miscellaneous	15,475

Total expenses	374,671
Less: Fee waiver and/or expense reimbursement	(104,587)

Net expenses	270,084

NET INVESTMENT INCOME (LOSS)	411,124

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,383)	441,102
Futures transactions	(97,465)
Options written transactions	1,193
Swap agreements transactions	1,212,673

1,557,503

Net change in unrealized appreciation (depreciation) on:
Investments	347,377
Futures	(14,220)
Swap agreements	(341,339)

(8,182)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,549,321

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,960,445

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$411,124	$581,080
Net realized gain (loss) on investment transactions.	1,557,503	66,420
Net change in unrealized appreciation (depreciation) on investments	(8,182)	1,581,327

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,960,445	2,228,827

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,003,015 and 341,989 shares, respectively]	12,561,889	3,971,440
Portfolio shares purchased [1,581,351 and 1,351,153 shares, respectively]	(20,021,274)	(15,884,966)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(7,459,385)	(11,913,526)

TOTAL INCREASE (DECREASE)	(5,498,940)	(9,684,699)
NET ASSETS:
Beginning of year	29,222,164	38,906,863

End of year	$23,723,224	$29,222,164

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 103.7%

ASSET-BACKED SECURITIES — 28.6%
Automobiles — 5.6%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	$102,639
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	23	23,017
Chesapeake Funding II LLC (Canada),
Series 2017-03A, Class A2, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.499%(c)	08/15/29	8	8,041
Series 2017-04A, Class A1, 144A
2.120%	11/15/29	18	18,349
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	105,150
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	238	240,360

			497,556

Collateralized Loan Obligations — 17.1%
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.530%(c)	01/16/30	250	249,661
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.476%(c)	04/22/30	249	248,109
ICG US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.489%(c)	10/23/29	250	250,000
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
1.067%(c)	04/15/27	207	206,318
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.438%(c)	10/20/30	250	249,611
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.518%(c)	07/17/26	69	69,334
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.527%(c)	04/15/30	244	242,231

			1,515,264

Consumer Loans — 1.3%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	45	45,385

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2019-02, Class A, 144A
3.010%	04/25/28	71		$72,043

				117,428

Equipment — 1.6%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	69		69,880
Series 2019-B, Class A2, 144A
2.070%	10/12/22	69		69,517

				139,397

Student Loans — 3.0%
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	214		218,329
SoFi Professional Loan Program Trust,
Series 2020-A, Class A1FX, 144A
2.060%	05/15/46	53		53,019

				271,348

TOTAL ASSET-BACKED SECURITIES (cost $2,527,990)				2,540,993

COMMERCIAL MORTGAGE-BACKED SECURITIES — 23.3%
BANK,
Series 2017-BNK07, Class A1
1.984%	09/15/60	37		36,791
CD Mortgage Trust,
Series 2017-CD05, Class A1
2.028%	08/15/50	151		152,399
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	48		48,018
Series 2017-C08, Class A1
1.965%	06/15/50	20		19,772
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	100		109,094
Series 2016-C02, Class A1
1.499%	08/10/49	48		47,917
Commercial Mortgage Trust,
Series 2014-UBS02, Class A2
2.820%	03/10/47	—	(r)	242
Series 2016-DC02, Class A1
1.820%	02/10/49	38		38,438
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	171		184,658
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3
3.526%	08/10/46	4		3,672
Series 2014-GC22, Class A3
3.516%	06/10/47	225		226,468
Series 2015-GC32, Class A3
3.498%	07/10/48	100		108,584

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2024 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GS07, Class A1
1.950%	08/10/50	132	$132,364
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A4A1
3.373%	11/15/47	345	370,843
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C07, Class A1
2.081%	10/15/50	16	15,562
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	221	223,516
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	150	162,783
Series 2017-C33, Class A1
2.031%	05/15/50	55	55,261
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A1
1.779%	12/15/49	111	111,431
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A1
1.392%	07/15/48	20	19,694

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,989,987)			2,067,507

CORPORATE BONDS — 39.8%
Auto Manufacturers — 1.2%
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	100	104,835

Banks — 6.3%
Bank of America Corp.,
Sub. Notes, MTN
4.000%	01/22/25	115	129,230
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	200	206,096
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	125	139,913
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	10	10,564
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29	65	74,233

			560,036

Chemicals — 2.5%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	95	111,501

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (cont’d.)
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		105	$114,121

				225,622

Diversified Financial Services — 0.7%
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27		55	62,723

Electric — 6.1%
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24		125	136,274
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.050%	04/15/25		115	130,515
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24		250	273,161

				539,950

Healthcare-Products — 1.3%
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.133%	03/25/25		100	113,746

Healthcare-Services — 2.5%
Humana, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25		110	126,403
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.250%	09/01/24		85	92,433

				218,836

Insurance — 0.8%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23		14	15,225
4.569%	02/01/29		46	56,249

				71,474

Media — 3.7%
Comcast Corp.,
Gtd. Notes
3.100%	04/01/25		175	192,448
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		125	135,348

				327,796

Multi-National — 2.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	(a)	185	191,762

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2024 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 1.3%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27		110	$119,618

Pharmaceuticals — 5.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/22		125	128,849
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.450%	11/15/27		135	155,484
Cigna Corp.,
Gtd. Notes
4.500%	02/25/26		90	105,169
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		70	78,240

				467,742

Pipelines — 3.6%
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23		55	58,235
4.500%	07/15/23		140	152,538
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27		100	111,368

				322,141

Real Estate Investment Trusts (REITs) — 1.3%
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27		100	115,144

Retail — 1.0%
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	07/01/27		80	91,841

TOTAL CORPORATE BONDS (cost $3,220,605)				3,533,266

SOVEREIGN BOND — 2.5%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		200	224,176

(cost $199,148)

U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bonds
3.625%	02/15/44	(k)	420	594,169
U.S. Treasury Notes
2.125%	05/15/25	(k)	225	242,824

TOTAL U.S. TREASURY OBLIGATIONS (cost $820,726)				836,993

TOTAL LONG-TERM INVESTMENTS (cost $8,758,456)				9,202,935

SHORT-TERM INVESTMENTS — 1.6%
AFFILIATED MUTUAL FUNDS	Shares	Value
PGIM Core Ultra Short Bond Fund(w)	38,363	$38,363
PGIM Institutional Money Market Fund (cost $107,485; includes $107,467 of cash collateral for securities on loan)(b)(w)	107,518	107,464

TOTAL SHORT-TERM INVESTMENTS (cost $145,848)		145,827

TOTAL INVESTMENTS — 105.3% (cost $8,904,304)		9,348,762
Liabilities in excess of other assets(z) — (5.3)%		(469,397)

NET ASSETS — 100.0%		$8,879,365

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $103,568; cash collateral of $107,467 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2024 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
18	10 Year U.S. Ultra Treasury Notes	Mar. 2021	$2,814,469	$(6,306)

Short Positions:
8	2 Year U.S. Treasury Notes	Mar. 2021	1,767,812	(971)
15	5 Year U.S. Treasury Notes	Mar. 2021	1,892,461	(2,575)
41	10 Year U.S. Treasury Notes	Mar. 2021	5,661,203	(7,562)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	213,563	2,960

				(8,148)

				$(14,454)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
10,070	07/10/24	2.187%(S)	3 Month LIBOR(2)(Q)	$465,228	$775,281	$310,053
50	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	(4,862)	(3,873)	989

				$460,366	$771,408	$311,042

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$130,000	$835,914

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$497,556	$—
Collateralized Loan Obligations	—	1,515,264	—
Consumer Loans	—	117,428	—
Equipment	—	139,397	—
Student Loans	—	271,348	—
Commercial Mortgage-Backed Securities	—	2,067,507	—
Corporate Bonds	—	3,533,266	—
Sovereign Bond	—	224,176	—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2024 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$836,993	$—
Affiliated Mutual Funds	145,827	—	—

Total	$145,827	$9,202,935	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,960	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	311,042	—

Total	$2,960	$311,042	$—

Liabilities
Futures Contracts	$(17,414)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	23.3%
Collateralized Loan Obligations	17.1
U.S. Treasury Obligations	9.5
Banks	6.3
Electric	6.1
Automobiles	5.6
Pharmaceuticals	5.3
Media	3.7
Pipelines	3.6
Student Loans	3.0
Chemicals	2.5
Sovereign Bond	2.5
Healthcare-Services	2.5
Multi-National	2.2
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	1.6

Equipment	1.6%
Oil & Gas	1.3
Consumer Loans	1.3
Real Estate Investment Trusts (REITs)	1.3
Healthcare-Products	1.3
Auto Manufacturers	1.2
Retail	1.0
Insurance	0.8
Diversified Financial Services	0.7

105.3
Liabilities in excess of other assets	(5.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker- variation margin futures	$2,960	*	Due from/to broker- variation margin futures	$17,414	*
Interest rate contracts	Due from/to broker- variation margin swaps	311,042	*	—	—

		$314,002			$17,414

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2024 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$89,548	$681	$(128,137)	$2,081,652

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(33,702)	$32,685	$(1,029,445)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,451	$800	$7,658,502	$22,724,272

Interest Rate Swap Agreements(2)
$38,472,640

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$103,568	$(103,568)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2024 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $103,568:
Unaffiliated investments (cost $8,758,456)	$9,202,935
Affiliated investments (cost $145,848)	145,827
Receivable for investments sold	232,689
Deposit with broker for centrally cleared/exchange-traded derivatives	130,000
Dividends and interest receivable	56,361
Due from broker-variation margin swaps	1,811
Due from Manager	209
Prepaid expenses	4,227

Total Assets	9,774,059

LIABILITIES
Payable for Portfolio shares purchased	480,956
Loan payable	226,000
Payable to broker for collateral for securities on loan	107,467
Audit fee payable	52,300
Accrued expenses and other liabilities	24,381
Due to broker-variation margin futures	2,082
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401
Distribution fee payable	266
Payable to custodian	6

Total Liabilities	894,694

NET ASSETS	$8,879,365

Net assets were comprised of:
Partners’ Equity	$8,879,365

Net asset value and redemption price per share, $8,879,365 / 700,357 outstanding shares of beneficial interest	$12.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income.	$606,483
Affiliated dividend income	12,196
Income from securities lending, net (including affiliated income of $2,588)	2,627

Total income	621,306

EXPENSES
Management fee	121,997
Distribution fee	64,873
Audit fee	52,463
Custodian and accounting fees	46,723
Legal fees and expenses	24,222
Trustees’ fees	9,700
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Commitment fee on syndicated credit agreement	6,208
Shareholders’ reports	5,000
Miscellaneous	13,553

Total expenses	351,774
Less: Fee waiver and/or expense reimbursement	(110,446)

Net expenses	241,328

NET INVESTMENT INCOME (LOSS)	379,978

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,169)	875,783
Futures transactions	(128,137)
Options written transactions	681
Swap agreements transactions	2,081,652

2,829,979

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(34))	(11,305)
Futures	32,685
Swap agreements	(1,029,445)

(1,008,065)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,821,914

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,201,892

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$379,978	$1,107,140
Net realized gain (loss) on investment transactions	2,829,979	768,930
Net change in unrealized appreciation (depreciation) on investments	(1,008,065)	2,704,418

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,201,892	4,580,488

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,916,202 and 241,953 shares, respectively]	47,825,679	2,817,900
Portfolio shares purchased [5,174,882 and 7,019,711 shares, respectively]	(64,000,918)	(78,987,345)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(16,175,239)	(76,169,445)

TOTAL INCREASE (DECREASE)	(13,973,347)	(71,588,957)
NET ASSETS:
Beginning of year	22,852,712	94,441,669

End of year	$8,879,365	$22,852,712

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.3%

ASSET-BACKED SECURITIES — 28.9%
Automobiles — 10.4%
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	200	$202,098
Chesapeake Funding II LLC (Canada),
Series 2018-03A, Class A1, 144A
3.390%	01/15/31	219	225,261
Enterprise Fleet Financing LLC,
Series 2018-02, Class A2, 144A
3.140%	02/20/24	27	26,806
Ford Credit Auto Owner Trust,
Series 2019-01, Class A, 144A
3.520%	07/15/30	200	218,122
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	105,150
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	179	180,270

			957,707

Collateralized Loan Obligations — 16.2%
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030%
1.244%(c)	04/30/31	250	247,861
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.195%(c)	04/24/31	250	248,462
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.268%(c)	04/20/31	250	248,156
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	01/17/30	248	247,268
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.605%(c)	10/25/28	499	498,158

			1,489,905

Consumer Loans — 1.7%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	60	60,513
Series 2019-02, Class A, 144A
3.010%	04/25/28	95	96,058

			156,571

Student Loan — 0.6%
SoFi Professional Loan Program Trust,
Series 2020-A, Class A1FX, 144A
2.060%	05/15/46	53	53,019

TOTAL ASSET-BACKED SECURITIES (cost $2,628,828)			2,657,202

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.7%
BANK,
Series 2017-BNK04, Class A1
2.002%	05/15/50	132		$132,169
Series 2017-BNK07, Class A1
1.984%	09/15/60	24		24,104
Series 2018-BN14, Class A1
3.277%	09/15/60	97		100,171
CD Mortgage Trust,
Series 2017-CD03, Class A1
1.965%	02/10/50	39		38,659
Series 2017-CD05, Class A1
2.028%	08/15/50	94		94,974
CFCRE Commercial Mortgage Trust,
Series 2017-C08, Class A1
1.965%	06/15/50	10		10,024
Citigroup Commercial Mortgage Trust,
Series 2016-C01, Class A1
1.506%	05/10/49	18		17,962
Series 2016-C02, Class A1
1.499%	08/10/49	29		28,915
Commercial Mortgage Trust,
Series 2014-CR19, Class A4
3.532%	08/10/47	86		93,676
Series 2014-UBS02, Class A2
2.820%	03/10/47	—	(r)	290
Series 2014-UBS04, Class A2
2.963%	08/10/47	3		3,048
Series 2015-CR26, Class A3
3.359%	10/10/48	164		177,224
Series 2016-DC02, Class A1
1.820%	02/10/49	3		2,931
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	45		45,588
Series 2017-C06, Class A1
1.907%	06/10/50	174		174,707
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	124		134,297
GS Mortgage Securities Trust,
Series 2014-GC20, Class A4
3.721%	04/10/47	10		10,790
Series 2014-GC22, Class A3
3.516%	06/10/47	44		44,102
Series 2017-GS07, Class A1
1.950%	08/10/50	79		79,419
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	19		19,739
Series 2014-C19, Class A3
3.669%	04/15/47	90		90,644
Series 2014-C21, Class A4
3.493%	08/15/47	145		153,544
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C07, Class A1
2.081%	10/15/50	10		9,726

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2025 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48		155	$168,209
Series 2016-C30, Class A1
1.389%	09/15/49		65	64,907
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A1
1.321%	08/15/49		65	64,949
Series 2016-C35, Class A1
1.392%	07/15/48		23	23,098

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,732,874)				1,807,866

CORPORATE BONDS — 27.7%
Agriculture — 1.5%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27		120	141,383
Banks — 5.8%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.319%(ff)	06/19/26		80	81,791
Sub. Notes, MTN
4.000%	01/22/25		30	33,712
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	–	(rr)	30	30,824
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25		95	99,984
Goldman Sachs Group, Inc. (The),
Sub. Notes
4.250%	10/21/25		50	57,267
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	–	(rr)	20	20,629
Jr. Sub. Notes, Series II
4.000%(ff)	–	(rr)	20	20,051
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25		90	95,541
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26		80	94,158

				533,957

Chemicals — 1.5%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25		120	140,843

Commercial Services — 0.9%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		70	78,766

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 3.4%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.050%	04/15/25	145	$164,563
Evergy, Inc.,
Sr. Unsec’d. Notes
2.450%	09/15/24	140	148,433

			312,996

Insurance — 0.3%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	19	23,233

Media — 3.4%
Comcast Corp.,
Gtd. Notes
3.100%	04/01/25	140	153,959
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	150	162,418

			316,377

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	75	77,742

Pharmaceuticals — 4.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	150	166,084
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	60	67,721
4.500%	02/25/26	40	46,742
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	135	152,844

			433,391

Pipelines — 2.7%
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	110	125,060
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	105	119,128

			244,188

Telecommunications — 2.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	65	77,489

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2025 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	04/15/25		150	$165,942

				243,431

TOTAL CORPORATE BONDS (cost $2,319,086)				2,546,307

RESIDENTIAL MORTGAGE-BACKED SECURITY — 1.9%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		160	173,991

(cost $162,024)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%
Federal National Mortgage Assoc.
2.500%	02/05/24	(k)	490	524,449
2.875%	09/12/23		500	536,122

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $990,393)				1,060,571

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Bonds
3.625%	02/15/44	(k)	55	77,808
U.S. Treasury Notes
2.125%	05/15/25	(k)	370	399,311
2.375%	08/15/24	(k)	225	242,472
U.S. Treasury Strips Coupon
2.395%(s)	11/15/43		2	1,370
3.080%(s)	11/15/34	(k)	190	158,034

TOTAL U.S. TREASURY OBLIGATIONS (cost $808,525)				878,995

TOTAL LONG-TERM INVESTMENTS (cost $8,641,730)				9,124,932

SHORT-TERM INVESTMENT — 6.5%
AFFILIATED MUTUAL FUND	Shares	Value
PGIM Core Ultra Short Bond Fund (cost $595,409)(w)	595,409	$595,409

TOTAL INVESTMENTS — 105.8% (cost $9,237,139)		9,720,341
Liabilities in excess of other assets(z) — (5.8)%		(533,165)

NET ASSETS — 100.0%		$9,187,176

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
8	10 Year U.S. Ultra Treasury Notes	Mar. 2021	$1,250,875	$(1,448)

Short Positions:
5	2 Year U.S. Treasury Notes	Mar. 2021	1,104,883	(163)
24	3 Year U.S. Treasury Notes	Mar. 2021	5,595,188	(10,718)
3	5 Year U.S. Treasury Notes	Mar. 2021	378,492	(215)
18	10 Year U.S. Treasury Notes	Mar. 2021	2,485,406	(4,098)

				(15,194)

				$(16,642)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2025 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
11,070	06/10/25	2.467%(S)	3 Month LIBOR(2)(Q)	$933,214	$1,044,836	$111,622
60	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(4,647)	(4,647)

				$933,214	$1,040,189	$106,975

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$980,813

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$957,707	$—
Collateralized Loan Obligations	—	1,489,905	—
Consumer Loans	—	156,571	—
Student Loan	—	53,019	—
Commercial Mortgage-Backed Securities	—	1,807,866	—
Corporate Bonds	—	2,546,307	—
Residential Mortgage-Backed Security	—	173,991	—
U.S. Government Agency Obligations	—	1,060,571	—
U.S. Treasury Obligations	—	878,995	—
Affiliated Mutual Fund	595,409	—	—

Total	$595,409	$9,124,932	$—

Other Financial Instruments*
Assets
Centrally Cleared Interest Rate Swap Agreement	$—	$111,622	$—

Liabilities
Futures Contracts	$(16,642)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(4,647)	—

Total	$(16,642)	$(4,647)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2025 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	19.7%
Collateralized Loan Obligations	16.2
U.S. Government Agency Obligations	11.5
Automobiles	10.4
U.S. Treasury Obligations	9.6
Affiliated Mutual Fund	6.5
Banks	5.8
Pharmaceuticals	4.7
Media	3.4
Electric	3.4
Pipelines	2.7
Telecommunications	2.7

Residential Mortgage-Backed Security	1.9%
Consumer Loans	1.7
Agriculture	1.5
Chemicals	1.5
Commercial Services	0.9
Multi-National	0.8
Student Loan	0.6
Insurance	0.3

105.8
Liabilities in excess of other assets	(5.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker-variation margin futures	$16,642	*
Interest rate contracts	Due from/to broker-variation margin swaps	111,622	*	Due from/to broker-variation margin swaps	4,647	*

		$111,622			$21,289

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$71,135	$681	$(123,727)	$4,378,794

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(26,928)	$10,816	$(2,457,328)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2025 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)		Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,240	$800		$8,257,694	$27,194,325

		Interest Rate Swap Agreements(2)
		$30,534,520

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2025 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $8,641,730)	$9,124,932
Affiliated investments (cost $595,409)	595,409
Interest receivable.	46,540
Due from broker-variation margin swaps	6,784
Prepaid expenses	5,596

Total Assets	9,779,261

LIABILITIES
Payable for Portfolio shares purchased	512,469
Audit fee payable	52,300
Accrued expenses and other liabilities	24,624
Due to broker-variation margin futures	1,332
Trustees’ fees payable	836
Affiliated transfer agent fee payable	401
Distribution fee payable	96
Management fee payable	23
Payable to custodian	4

Total Liabilities	592,085

NET ASSETS	$9,187,176

Net assets were comprised of:
Partners’ Equity	$9,187,176

Net asset value and redemption price per share, $9,187,176 / 624,036 outstanding shares of beneficial interest	$14.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$766,138
Affiliated dividend income	15,064

Total income	781,202

EXPENSES
Management fee	133,766
Distribution fee	71,130
Audit fee	52,463
Custodian and accounting fees	47,536
Legal fees and expenses	24,220
Trustees’ fees	9,701
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	4,756
Miscellaneous	21,272

Total expenses	371,879
Less: Fee waiver and/or expense reimbursement	(107,274)

Net expenses	264,605

NET INVESTMENT INCOME (LOSS)	516,597

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,666,904
Futures transactions	(123,727)
Options written transactions	681
Swap agreements transactions	4,378,794

5,922,652

Net change in unrealized appreciation (depreciation) on:
Investments	(378,937)
Futures	10,816
Swap agreements	(2,457,328)

(2,825,449)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,097,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,613,800

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$516,597	$1,485,387
Net realized gain (loss) on investment transactions	5,922,652	2,744,286
Net change in unrealized appreciation (depreciation) on investments	(2,825,449)	2,269,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,613,800	6,499,539

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,390,039 and 456,194 shares, respectively]	61,610,962	6,033,579
Portfolio shares purchased [6,416,479 and 7,952,552 shares, respectively]	(91,065,835)	(100,891,321)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(29,454,873)	(94,857,742)

TOTAL INCREASE (DECREASE)	(25,841,073)	(88,358,203)
NET ASSETS:
Beginning of year	35,028,249	123,386,452

End of year	$9,187,176	$35,028,249

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 92.9%

ASSET-BACKED SECURITIES — 29.5%
Automobiles — 6.0%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A
2.990%	06/20/22	300	$301,675
Series 2019-01A, Class A, 144A
3.450%	03/20/23	400	410,554
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	900	952,384
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	54	53,753
Series 2018-02, Class A2, 144A
3.140%	02/20/24	133	134,032
Ford Credit Auto Owner Trust,
Series 2018-02, Class A, 144A
3.470%	01/15/30	500	536,148
Ford Credit Floorplan Master Owner Trust,
Series 2019-02, Class A
3.060%	04/15/26	200	216,678
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	536	540,811

			3,146,035

Collateralized Loan Obligations — 19.8%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.169%(c)	04/23/31	1,000	993,320
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.038%(c)	01/17/28	630	626,387
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.188%(c)	04/17/31	748	743,137
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.326%(c)	01/22/31	250	249,383
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
1.011%(c)	11/15/26	332	331,102
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.374%(c)	02/20/31	750	749,266
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.440%(c)	01/16/31	750	747,462
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.295%(c)	04/26/31	1,500	1,496,280

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.330%(c)	07/16/31	250	$249,999
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31	497	494,487
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.605%(c)	10/25/28	749	747,237
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
1.497%(c)	01/15/32	500	499,512
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
1.208%(c)	04/18/31	744	739,179
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31	500	497,086
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.187%(c)	04/15/29	1,209	1,193,821

			10,357,658

Credit Cards — 2.6%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	600	617,839
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	700	717,196

			1,335,035

Equipment — 0.4%
MMAF Equipment Finance LLC,
Series 2019-B, Class A2, 144A
2.070%	10/12/22	207	208,553

Student Loan — 0.7%
SoFi Professional Loan Program Trust,
Series 2020-A, Class A1FX, 144A
2.060%	05/15/46	368	371,133

TOTAL ASSET-BACKED SECURITIES (cost $15,302,973)			15,418,414

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.8%
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	1,800	1,905,672

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-LC17, Class A5
3.917%	10/10/47	206	$227,279
Series 2015-CR22, Class A3
3.207%	03/10/48	100	102,043
Series 2015-CR26, Class A3
3.359%	10/10/48	600	648,382
Series 2015-LC21, Class A3
3.445%	07/10/48	600	650,703
Series 2015-LC21, Class A4
3.708%	07/10/48	340	380,323
Series 2015-LC23, Class A4
3.774%	10/10/48	160	178,096
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.312%(cc)	07/25/26	23,722	1,430,103
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	600	651,507
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47	60	60,429
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	803	812,786
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	778	847,285
Series 2015-C26, Class A3
3.211%	10/15/48	289	308,141
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	618,636
Series 2016-UB12, Class A1
1.779%	12/15/49	286	286,798
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A3
3.368%	06/15/48	474	522,794
Series 2015-LC20, Class A3
3.086%	04/15/50	100	101,272
Series 2017-C41, Class A2
2.590%	11/15/50	1,100	1,125,476

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $10,365,643)			10,857,725

CORPORATE BONDS — 19.4%
Agriculture — 0.6%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	250	294,547

Banks — 4.9%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	195	221,567
Sub. Notes, MTN
4.450%	03/03/26	280	326,480

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.400%	05/01/26		310	$349,736
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/22/25		310	347,816
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		55	60,676
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)	105	105,265
Sub. Notes
4.250%	10/01/27		250	296,308
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	(a)	330	363,837
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26		420	494,331

				2,566,016

Diversified Financial Services — 1.4%
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25		125	136,277
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN
3.125%	09/25/23		250	269,350
Ontario Teachers’ Finance Trust (Canada),
Local Gov’t. Gtd. Notes, 144A
2.750%	04/16/21		250	251,774
Visa, Inc.,
Sr. Unsec’d. Notes
1.900%	04/15/27		85	90,234

				747,635

Electric — 3.1%
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z
2.400%	09/01/26		240	258,860
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26		60	66,077
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26		380	426,000
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		150	163,421
PacifiCorp,
First Mortgage
3.350%	07/01/25		160	176,700
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26		495	551,595

				1,642,653

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	455	$479,445
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	360	393,982

			873,427

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	405	409,518
Pharmaceuticals — 3.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22	25	25,913
3.600%	05/14/25	700	780,316
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	47	52,040
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	225	244,162
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25	290	327,581
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	425	475,026

			1,905,038

Retail — 0.9%
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	04/15/27	390	452,084

Software — 0.7%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	255	273,944
2.950%	05/15/25	100	109,540

			383,484

Telecommunications — 1.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	330	393,403
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	04/15/25	410	453,576

			846,979

TOTAL CORPORATE BONDS (cost $9,151,875)			10,121,381

Interest Rate	Maturity Date				Principal Amount (000)#	Value

SOVEREIGN BONDS — 4.3%
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23				200	$208,999
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22				220	226,561
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	(a)			1,500	1,541,175
2.500%	09/10/21				50	50,776
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24				200	210,409

TOTAL SOVEREIGN BONDS (cost $2,169,759)						2,237,920

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.0%
Federal Home Loan Bank, Unsec’d. Notes
0.375%	09/04/25				940	939,467
Federal Home Loan Mortgage Corp.
0.375%	04/20/23				1,755	1,763,645
0.375%	09/23/25				500	499,033
Federal National Mortgage Assoc.
1.875%	09/24/26				75	81,069
2.125%	04/24/26				3,675	4,002,019
2.875%	09/12/23				500	536,122

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $7,434,048)						7,821,355

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds
3.625%	02/15/44	(k)			1,420	2,008,856
U.S. Treasury Strips Coupon
2.365%(s)			05/15/44	(k)	30	20,350

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,103,814)						2,029,206

TOTAL LONG-TERM INVESTMENTS (cost $46,528,112)						48,486,001

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUNDS					Shares
PGIM Core Short-Term Bond Fund(w)					425,276	3,921,044
PGIM Core Ultra Short Bond Fund(w)					150,237	150,237
PGIM Institutional Money Market Fund (cost $1,824,059; includes $1,823,679 of cash collateral for securities on loan)(b)(w)					1,825,563	1,824,651

TOTAL SHORT-TERM INVESTMENTS (cost $5,869,710)						5,895,932

TOTAL INVESTMENTS—104.2% (cost $52,397,822)						54,381,933
Liabilities in excess of other assets(z) — (4.2)%						(2,188,288)

NET ASSETS — 100.0%						$52,193,645

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,777,722; cash collateral of $1,823,679 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
85	10 Year U.S. Treasury Notes	Mar. 2021	$11,736,641	$22,242

Short Positions:
53	2 Year U.S. Treasury Notes	Mar. 2021	11,711,758	(11,897)
135	5 Year U.S. Treasury Notes	Mar. 2021	17,032,148	(22,344)
6	20 Year U.S. Treasury Bonds	Mar. 2021	1,039,125	6,991
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	854,250	4,679

				(22,571)

				$(329)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
38,370	10/20/26	1.583%(S)	3 Month LIBOR(2)(Q)	$(98,271)	$2,458,453	$2,556,724
165	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(12,780)	(12,780)

				$(98,271)	$2,445,673	$2,543,944

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,015,059

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$3,146,035	$—
Collateralized Loan Obligations.	—	10,357,658	—
Credit Cards	—	1,335,035	—
Equipment	—	208,553	—
Student Loan	—	371,133	—
Commercial Mortgage-Backed Securities	—	10,857,725	—
Corporate Bonds	—	10,121,381	—
Sovereign Bonds	—	2,237,920	—
U.S. Government Agency Obligations	—	7,821,355	—
U.S. Treasury Obligations	—	2,029,206	—
Affiliated Mutual Funds	5,895,932	—	—

Total	$5,895,932	$48,486,001	$—

Other Financial Instruments*
Assets
Futures Contracts	$33,912	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	2,556,724	—

Total	$33,912	$2,556,724	$—

Liabilities
Futures Contracts	$(34,241)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(12,780)	—

Total	$(34,241)	$(12,780)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.8%
Collateralized Loan Obligations	19.8
U.S. Government Agency Obligations	15.0
Affiliated Mutual Funds (3.5% represents investments purchased with collateral from securities on loan)	11.3
Automobiles	6.0
Banks	4.9
Sovereign Bonds	4.3
U.S. Treasury Obligations	3.9
Pharmaceuticals	3.7
Electric	3.1
Credit Cards	2.6
Media	1.7

Telecommunications	1.6%
Diversified Financial Services	1.4
Retail	0.9
Multi-National	0.8
Software	0.7
Student Loan	0.7
Agriculture	0.6
Equipment	0.4

104.2
Liabilities in excess of other assets	(4.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$33,912	*	Due from/to broker-variation margin futures	$34,241	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,556,724	*	Due from/to broker-variation margin swaps	12,780	*

		$2,590,636			$47,021

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$224,548	$4,941	$186,349	$1,617,923

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(87,880)	$(110,148)	$3,764,181

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$5,574	$5,800	$22,997,901	$53,780,343

Interest Rate Swap Agreements(2)
$83,788,200

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2026 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,777,722	$(1,777,722)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2026 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $1,777,722:
Unaffiliated investments (cost $46,528,112)	$48,486,001
Affiliated investments (cost $5,869,710)	5,895,932
Dividends and interest receivable	216,118
Due from broker-variation margin swaps	32,839
Prepaid expenses and other assets	12,581

Total Assets	54,643,471

LIABILITIES
Payable to broker for collateral for securities on loan	1,823,679
Payable for Portfolio shares purchased	531,710
Accrued expenses and other liabilities	80,267
Management fee payable	8,716
Due to broker-variation margin futures	2,892
Distribution fee payable	1,234
Trustees’ fees payable	927
Affiliated transfer agent fee payable	401

Total Liabilities	2,449,826

NET ASSETS	$52,193,645

Net assets were comprised of:
Partners’ Equity	$52,193,645

Net asset value and redemption price per share, $52,193,645 / 4,092,996 outstanding shares of beneficial interest	$12.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$2,121,443
Affiliated dividend income	89,500
Income from securities lending, net (including affiliated income of $7,090)	8,499

Total income	2,219,442

EXPENSES
Management fee	430,449
Distribution fee	228,888
Audit fee	52,463
Custodian and accounting fees	50,428
Legal fees and expenses	24,574
Trustees’ fees	10,762
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,909
Miscellaneous	35,995

Total expenses	845,504

NET INVESTMENT INCOME (LOSS)	1,373,938

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,199)	4,080,615
Futures transactions	186,349
Options written transactions	4,941
Swap agreements transactions	1,617,923

5,889,828

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated of $28,616)	156,208
Futures	(110,148)
Swap agreements	3,764,181

3,810,241

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	9,700,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,074,007

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,373,938	$2,999,376
Net realized gain (loss) on investment transactions	5,889,828	(3,460,218)
Net change in unrealized appreciation (depreciation) on investments	3,810,241	15,671,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,074,007	15,210,547

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,615,681 and 3,321,417 shares, respectively]	56,936,740	38,019,926
Portfolio shares purchased [12,168,439 and 10,314,318 shares, respectively]	(149,941,125)	(114,332,634)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(93,004,385)	(76,312,708)

TOTAL INCREASE (DECREASE)	(81,930,378)	(61,102,161)
NET ASSETS:
Beginning of year	134,124,023	195,226,184

End of year	$52,193,645	$134,124,023

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2027

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 80.6%

ASSET-BACKED SECURITIES — 20.4%
Automobiles — 3.0%
AmeriCredit Automobile Receivables Trust,
Series 2020-03, Class C
1.060%	08/18/26	100	$100,420
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	1,000	1,058,204
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	62	62,712
Series 2018-02, Class A2, 144A
3.140%	02/20/24	160	160,838
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	595	600,901
Santander Drive Auto Receivables Trust,
Series 2020-04, Class C
1.010%	01/15/26	100	100,436

			2,083,511

Collateralized Loan Obligations — 15.1%
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/28	1,000	999,998
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.080%(c)	01/16/26	76	75,679
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.247%(c)	04/15/31	500	497,540
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.374%(c)	02/20/31	1,000	999,021
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.440%(c)	01/16/31	750	747,462
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31	1,000	999,998
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.378%(c)	10/20/31	500	499,388
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
0.000%(c)	01/20/32	250	249,999
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.248%(c)	04/20/31	742	736,341

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.459%(c)	10/23/31	1,500		$1,496,273
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
1.058%(c)	04/20/28	480		479,674
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31	497		494,488
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31	500		497,086
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
1.558%(c)	07/20/32	500		499,814
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.366%(c)	01/22/31	250		249,011
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.187%(c)	04/15/29	967		955,057

				10,476,829

Credit Cards — 1.5%
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	1,000		1,068,543

Equipment — 0.8%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	553		559,038

TOTAL ASSET-BACKED SECURITIES (cost $14,066,865)				14,187,921

COMMERCIAL MORTGAGE-BACKED SECURITIES —14.5%
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	1,339		1,400,690
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46	140		142,942
Series 2014-CR21, Class A3
3.528%	12/10/47	448		484,331
Series 2014-LC17, Class A3
3.723%	10/10/47	115		115,952
Series 2014-UBS02, Class A2
2.820%	03/10/47	—	(r)	251
Series 2015-DC01, Class ASB
3.142%	02/10/48	600		623,370

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-LC21, Class A4
3.708%	07/10/48	500	$559,299
Series 2015-PC01, Class A5
3.902%	07/10/50	500	559,237
Series 2016-COR1, Class ASB
2.972%	10/10/49	1,100	1,178,801
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.312%(cc)	07/25/26	11,995	723,126
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	158	161,179
Series 2013-GC14, Class A3
3.526%	08/10/46	10	9,792
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,180	1,259,796
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	703	711,188
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class A3
3.211%	10/15/48	339	361,944
Series 2016-C32, Class A1
1.968%	12/15/49	126	126,715
Series 2016-C32, Class ASB
3.514%	12/15/49	938	1,024,709
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	585	606,368

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,944,898)			10,049,690

CORPORATE BONDS — 15.2%
Agriculture — 0.2%
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	165	169,117

Auto Manufacturers — 0.5%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	295	299,518
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	20	21,221

			320,739

Banks — 3.8%
Bank of America Corp.,
Sub. Notes, MTN
4.450%	03/03/26	465	542,190
Citigroup, Inc.,
Sub. Notes
4.400%	06/10/25	370	424,196
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	250	269,117

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25		60	$66,202
3.850%	01/26/27		170	194,166
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(rr)	85	87,675
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)	90	90,228
Sr. Unsec’d. Notes
3.200%	06/15/26		275	307,715
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26		385	453,136
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		200	201,802

				2,636,427

Commercial Services — 1.2%
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.700%	11/01/23		800	844,189

Diversified Financial Services — 1.2%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		250	273,864
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN
3.125%	09/25/23		250	269,349
Ontario Teachers’ Finance Trust (Canada),
Local Gov’t. Gtd. Notes, 144A
2.750%	04/16/21		250	251,774

				794,987

Electric — 1.8%
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26		15	16,519
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26		460	515,684
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		35	38,132
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26		615	685,314

				1,255,649

Healthcare-Services — 0.0%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24		25	27,442

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 1.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		750	$842,612

Media — 0.8%
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27		500	565,258

Miscellaneous Manufacturing — 0.6%
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.400%	03/16/27		350	396,060

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		580	586,471

Pharmaceuticals — 0.6%
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27		400	402,506

Pipelines — 0.5%
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		315	345,071

Telecommunications — 2.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29		500	596,066
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		250	271,383
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		335	343,864
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.050%	02/15/28		150	155,993

				1,367,306

TOTAL CORPORATE BONDS (cost $9,778,895)				10,553,834

SOVEREIGN BONDS — 3.4%
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		200	208,999
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		260	267,753
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	06/22/26		300	322,824
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	(a)	500	513,725

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		780	$870,864
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		200	210,409

TOTAL SOVEREIGN BONDS (cost $2,221,030)				2,394,574

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
Federal Home Loan Bank, Unsec’d. Notes
0.375%	09/04/25		1,500	1,499,150
Federal Home Loan Mortgage Corp.
0.375%	07/21/25		1,500	1,499,785
Federal National Mortgage Assoc.
0.500%	06/17/25		500	502,517
2.125%	04/24/26	(k)	1,345	1,464,684

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,847,488)				4,966,136

U.S. TREASURY OBLIGATIONS — 19.9%
U.S. Treasury Bonds
1.625%	11/15/50		215	213,891
3.625%	02/15/44	(k)	3,115	4,406,752
U.S. Treasury Notes
0.125%	09/30/22		840	840,000
0.250%	10/31/25	(a)	1,565	1,558,153
0.375%	11/30/25		235	235,312
0.875%	11/15/30		760	757,031
2.375%	08/15/24	(k)	5,380	5,797,791

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,961,919)				13,808,930

TOTAL LONG-TERM INVESTMENTS (cost $54,821,095)				55,961,085

SHORT-TERM INVESTMENTS — 21.5%
AFFILIATED MUTUAL FUNDS			Shares
PGIM Core Short-Term Bond Fund(w)			543,594	5,011,938
PGIM Core Ultra Short Bond Fund(w)			8,515,773	8,515,773
PGIM Institutional Money Market Fund (cost $1,441,132; includes $1,440,923 of cash collateral for securities on loan)(b)(w)			1,441,711	1,440,990

TOTAL SHORT-TERM INVESTMENTS (cost $14,965,040)				14,968,701

TOTAL INVESTMENTS—102.1% (cost $69,786,135)				70,929,786
Liabilities in excess of other assets(z) — (2.1)%				(1,477,114)

NET ASSETS — 100.0%				$69,452,672

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,408,026; cash collateral of $1,440,923 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
131	10 Year U.S. Treasury Notes	Mar. 2021	$18,088,235	$23,034
11	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,719,953	(2,905)

				20,129

Short Positions:
46	2 Year U.S. Treasury Notes	Mar. 2021	10,164,922	(9,386)
208	5 Year U.S. Treasury Notes	Mar. 2021	26,242,124	(58,791)
3	20 Year U.S. Treasury Bonds	Mar. 2021	519,563	3,339
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	1,922,063	19,482

				(45,356)

				$(25,227)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
45,068	12/31/27	2.255%(S)	3 Month LIBOR(2)(Q)	$306,170	$5,003,735	$4,697,565
95	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	(7,358)	(7,358)

				$306,170	$4,996,377	$4,690,207

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,141,331

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$2,083,511	$—
Collateralized Loan Obligations	—	10,476,829	—
Credit Cards.	—	1,068,543	—
Equipment	—	559,038	—
Commercial Mortgage-Backed Securities	—	10,049,690	—
Corporate Bonds	—	10,553,834	—
Sovereign Bonds.	—	2,394,574	—
U.S. Government Agency Obligations	—	4,966,136	—
U.S. Treasury Obligations	—	13,808,930	—
Affiliated Mutual Funds	14,968,701	—	—

Total	$14,968,701	$55,961,085	$—

Other Financial Instruments*
Assets
Futures Contracts	$45,855	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	4,697,565	—

Total	$45,855	$4,697,565	$—

Liabilities
Futures Contracts	$(71,082)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(7,358)	—

Total	$(71,082)	$(7,358)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	21.5%
U.S. Treasury Obligations	19.9
Collateralized Loan Obligations	15.1
Commercial Mortgage-Backed Securities	14.5
U.S. Government Agency Obligations	7.2
Banks	3.8
Sovereign Bonds	3.4
Automobiles	3.0
Telecommunications	2.0
Electric	1.8
Credit Cards	1.5
Commercial Services	1.2
Insurance	1.2
Diversified Financial Services	1.2

Multi-National	0.8%
Media	0.8
Equipment	0.8
Pharmaceuticals	0.6
Miscellaneous Manufacturing	0.6
Pipelines	0.5
Auto Manufacturers	0.5
Agriculture	0.2
Healthcare-Services	0.0 *

102.1
Liabilities in excess of other assets	(2.1)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contract risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$45,855	*	Due from/to broker-variation margin futures	$71,082	*
Interest rate contracts	Due from/to broker-variation margin swaps	4,697,565	*	Due from/to broker-variation margin swaps	7,358	*

		$4,743,420			$78,440

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$261,187	$4,941	$1,414,170	$2,362,478

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$(101,360)	$18,515	$2,524,204

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$5,996	$5,800	$15,378,622	$39,642,887

Interest Rate Swap Agreements(2)
$73,035,800

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2027 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,408,026	$(1,408,026)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2027 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $1,408,026:
Unaffiliated investments (cost $54,821,095)	$55,961,085
Affiliated investments (cost $14,965,040)	14,968,701
Dividends and interest receivable	269,653
Receivable for investments sold	66,230
Due from broker-variation margin swaps	42,409
Prepaid expenses and other assets	11,973

Total Assets	71,320,051

LIABILITIES
Payable to broker for collateral for securities on loan	1,440,923
Payable for Portfolio shares purchased	334,294
Accrued expenses and other liabilities	76,193
Management fee payable	11,686
Distribution fee payable	1,580
Due to broker-variation margin futures	1,376
Trustees’ fees payable	926
Affiliated transfer agent fee payable	401

Total Liabilities	1,867,379

NET ASSETS	$69,452,672

Net assets were comprised of:
Partners’ Equity	$69,452,672

Net asset value and redemption price per share, $69,452,672 / 5,499,824 outstanding shares of beneficial interest	$12.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$1,329,236
Affiliated dividend income	88,829
Income from securities lending, net (including affiliated income of $5,888)	6,645

Total income	1,424,710

EXPENSES
Management fee	305,416
Distribution fee.	162,402
Audit fee	52,463
Custodian and accounting fees.	48,397
Legal fees and expenses	24,519
Trustees’ fees	10,610
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,616
Miscellaneous	24,932

Total expenses	640,391
Less: Fee waiver and/or expense reimbursement	(36,255)

Net expenses	604,136

NET INVESTMENT INCOME (LOSS)	820,574

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(63,594))	2,172,497
Futures transactions	1,414,170
Options written transactions	4,941
Swap agreements transactions	2,362,478

5,954,086

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $39,633)	(412,299)
Futures	18,515
Swap agreements	2,524,204

2,130,420

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	8,084,506

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,905,080

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$820,574	$3,191,421
Net realized gain (loss) on investment transactions	5,954,086	(12,456,084)
Net change in unrealized appreciation (depreciation) on investments	2,130,420	27,264,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,905,080	18,000,097

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,501,151 and 377,835 shares, respectively]	79,683,348	3,920,036
Portfolio shares purchased [9,933,314 and 14,585,559 shares, respectively]	(120,009,571)	(157,014,860)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(40,326,223)	(153,094,824)

TOTAL INCREASE (DECREASE)	(31,421,143)	(135,094,727)
NET ASSETS:
Beginning of year	100,873,815	235,968,542

End of year	$69,452,672	$100,873,815

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2028

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 81.2%

COMMERCIAL MORTGAGE-BACKED SECURITIES —15.6%
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47		74		$77,816
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46		20		20,420
Series 2014-UBS02, Class A2
2.820%	03/10/47		—	(r)	77
Series 2014-UBS04, Class A2
2.963%	08/10/47		4		4,191
Series 2015-LC21, Class A4
3.708%	07/10/48		60		67,116
Series 2015-PC01, Class A5
3.902%	07/10/50		60		67,108
FHLMC Multifamily Structured Pass-Through Certificates,
Series K083, Class AM
4.030%(cc)	10/25/28		80		96,587
Series K736, Class X1, IO
1.312%(cc)	07/25/26		700		42,182
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46		23		23,026
Series 2014-GC22, Class A3
3.516%	06/10/47		44		44,698
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45		70		72,557

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $503,526)					515,778

CORPORATE BONDS — 13.4%
Aerospace & Defense — 0.2%
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30		5		6,187

Apparel — 0.5%
VF Corp.,
Sr. Unsec’d. Notes
2.800%	04/23/27		15		16,386

Banks — 3.8%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		15		16,072
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)	60		61,647
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.800%	03/15/30		25		29,386
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.493%(ff)	03/24/31		15		18,488

					125,593

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.7%
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.625%	03/19/27	20	$21,999

Commercial Services — 0.8%
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25	25	28,078

Electric — 1.4%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.050%	04/15/25	10	11,349
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	30	34,095

			45,444

Multi-National — 1.6%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	06/15/22	50	52,554

Pharmaceuticals — 1.0%
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.450%	12/15/27	30	34,118

Pipelines — 1.6%
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22	50	51,941

Semiconductors — 1.0%
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25	15	17,198
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27	15	17,407

			34,605

Telecommunications — 0.8%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	03/22/27	5	5,540
3.150%	03/22/30	20	22,415

			27,955

TOTAL CORPORATE BONDS (cost $406,455)			444,860

SOVEREIGN BONDS — 5.2%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28	40	46,113
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.750%	09/27/24	40	42,101

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2028 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		40	$42,790
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25		40	41,578

TOTAL SOVEREIGN BONDS (cost $171,299)				172,582

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Federal Home Loan Bank
3.250%	11/16/28		50	59,612
Federal Home Loan Mortgage Corp.
1.500%	02/12/25		50	52,396
Federal National Mortgage Assoc.
1.625%	01/07/25		50	52,649

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $162,067)				164,657

U.S. TREASURY OBLIGATIONS — 42.0%
U.S. Treasury Bonds
1.625%	11/15/50		15	14,923
3.000%	11/15/44		5	6,467
3.000%	05/15/47		5	6,545
U.S. Treasury Notes
0.875%	11/15/30	(k)	730	727,149
2.125%	05/15/25		395	426,291
2.250%	11/15/25		65	70,987
U.S. Treasury Strips Coupon
1.306%(s)	02/15/39		45	34,202
2.953%(s)	08/15/28	(k)	110	103,086

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,379,580)				1,389,650

TOTAL LONG-TERM INVESTMENTS (cost $2,622,927)				2,687,527

SHORT-TERM INVESTMENT — 12.8%
AFFILIATED MUTUAL FUND	Shares	Value
PGIM Core Ultra Short Bond Fund (cost $425,304)(w)	425,304	$425,304

TOTAL INVESTMENTS—94.0% (cost $3,048,231)		3,112,831
Other assets in excess of liabilities(z) — 6.0%		198,906

NET ASSETS — 100.0%		$3,311,737

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1	10 Year U.S. Treasury Notes	Mar. 2021	$138,078	$(57)

Short Positions:
13	5 Year U.S. Treasury Notes	Mar. 2021	1,640,133	(3,139)
6	10 Year U.S. Ultra Treasury Notes	Mar. 2021	938,156	3,694

				555

				$498

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2028 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
170	05/11/25	1.900%(S)	3 Month LIBOR(2)(Q)	$9,059	$11,816	$2,757
3,013	12/29/28	2.900%(S)	3 Month LIBOR(2)(Q)	433,302	509,987	76,685

				$442,361	$521,803	$79,442

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$249,000	$233,468

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Commercial Mortgage-Backed Securities	$—	$515,778	$—
Corporate Bonds	—	444,860	—
Sovereign Bonds	—	172,582	—
U.S. Government Agency Obligations	—	164,657	—
U.S. Treasury Obligations	—	1,389,650	—
Affiliated Mutual Fund	425,304	—	—

Total	$425,304	$2,687,527	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,694	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	79,442	—

Total	$3,694	$79,442	$—

Liabilities
Futures Contracts	$(3,196)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2028 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	42.0%
Commercial Mortgage-Backed Securities	15.6
Affiliated Mutual Fund	12.8
Sovereign Bonds	5.2
U.S. Government Agency Obligations	5.0
Banks	3.8
Multi-National	1.6
Pipelines	1.6
Electric	1.4
Semiconductors	1.0

Pharmaceuticals	1.0%
Commercial Services	0.8
Telecommunications	0.8
Beverages	0.7
Apparel	0.5
Aerospace & Defense	0.2

94.0
Other assets in excess of liabilities	6.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$3,694	*	Due from/to broker—variation margin futures	$3,196	*
Interest rate contracts	Due from/to broker—variation margin swaps	79,442	*	—	—

		$83,136			$3,196

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$34,696
Interest rate contracts	30,828	852	(36,476)	1,967,444

Total	$30,828	$852	$(36,476)	$2,002,140

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Credit contracts	$—	$—	$20,936
Interest rate contracts	(28,867)	(3,292)	(962,908)

Total	$(28,867)	$(3,292)	$(941,972)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2028 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$834	$1,000	$1,581,081	$3,734,586

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$15,566,600	$790,000

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2028 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $2,622,927)	$2,687,527
Affiliated investments (cost $425,304)	425,304
Deposit with broker for centrally cleared/exchange-traded derivatives	249,000
Receivable for investments sold	11,625
Dividends and interest receivable	10,082
Due from broker-variation margin swaps	3,307
Due from Manager	126
Prepaid expenses	3,184

Total Assets	3,390,155

LIABILITIES
Audit fee payable	52,300
Custodian and accounting fees payable	15,643
Accrued expenses and other liabilities	5,907
Due to broker-variation margin futures	1,812
Payable for Portfolio shares purchased	1,466
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401
Distribution fee payable	54

Total Liabilities	78,418

NET ASSETS	$3,311,737

Net assets were comprised of: Partners’ Equity	$3,311,737

Net asset value and redemption price per share, $3,311,737 / 258,576 outstanding shares of beneficial interest	$12.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$140,287
Affiliated dividend income	7,797
Affiliated income from securities lending, net	273

Total income	148,357

EXPENSES
Management fee	29,458
Distribution fee	15,662
Audit fee	52,463
Custodian and accounting fees	44,245
Legal fees and expenses	24,191
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Pricing fees	5,017
Shareholders’ reports	4,348
Fund data services	2,458
Miscellaneous	8,003

Total expenses	202,481
Less: Fee waiver and/or expense reimbursement	(144,218)

Net expenses	58,263

NET INVESTMENT INCOME (LOSS)	90,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $285)	1,063,431
Futures transactions	(36,476)
Options written transactions	852
Swap agreements transactions	2,002,140

3,029,947

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(67))	(627,770)
Futures	(3,292)
Swap agreements	(941,972)

(1,573,034)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,456,913

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,547,007

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$90,094	$727,103
Net realized gain (loss) on investment and foreign currency transactions	3,029,947	2,835,219
Net change in unrealized appreciation (depreciation) on investments	(1,573,034)	1,088,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,547,007	4,650,689

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [270,054 and 4,452,892 shares, respectively]	3,295,233	44,708,432
Portfolio shares purchased [1,948,362 and 10,098,389 shares, respectively]	(23,158,360)	(103,763,879)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(19,863,127)	(59,055,447)

CAPITAL CONTRIBUTIONS	—	135,042

TOTAL INCREASE (DECREASE)	(18,316,120)	(54,269,716)
NET ASSETS:
Beginning of year	21,627,857	75,897,573

End of year	$3,311,737	$21,627,857

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2029

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 84.1%

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.0%
BANK,
Series 2017-BNK08, Class A3
3.229%	11/15/50	10	$11,082
Series 2018-BN14, Class A1
3.277%	09/15/60	12	12,521
CD Mortgage Trust,
Series 2017-CD05, Class A1
2.028%	08/15/50	13	13,252
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	8	8,116
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	74	77,816
Series 2016-C01, Class A1
1.506%	05/10/49	2	1,842
Series 2016-C02, Class A1
1.499%	08/10/49	3	3,305
Series 2016-P04, Class A3
2.646%	07/10/49	10	10,438
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	32	32,763
Series 2013-LC06, Class ASB
2.478%	01/10/46	20	20,420
Series 2015-LC21, Class A4
3.708%	07/10/48	50	55,930
Series 2016-DC02, Class A1
1.820%	02/10/49	5	4,690
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A1
1.907%	06/10/50	16	16,065
Fannie Mae-Aces,
Series 2017-M13, Class A1
2.746%	09/25/27	13	12,880
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	16	16,787
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	23	23,026
Series 2017-GS07, Class A1
1.950%	08/10/50	33	33,091
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	33	33,517
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A5
2.840%	12/15/47	40	40,947
Series 2013-LC11, Class A4
2.694%	04/15/46	18	18,851
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3
3.077%	03/15/48	48	50,639
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	25	24,860

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C11, Class A1
3.211%	06/15/51	7	$6,864
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	9	8,869
Series 2012-C04, Class A5
2.850%	12/10/45	55	57,009
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A1
1.321%	08/15/49	9	8,897
Series 2016-C35, Class A1
1.392%	07/15/48	2	2,310

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $589,403)			606,787

CORPORATE BONDS — 13.6%
Aerospace & Defense — 0.4%
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30	5	5,935
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	5	6,188

			12,123

Agriculture — 0.2%
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
3.250%	03/27/30	5	5,778

Airlines — 1.0%
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	34	32,844

Apparel — 0.3%
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27	10	11,076

Banks — 2.3%
Goldman Sachs Group, Inc. (The),
Sub. Notes
4.250%	10/21/25	20	22,907
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.493%(ff)	03/24/31	15	18,488
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	30	31,826

			73,221

Beverages — 0.3%
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/19/30	10	11,171

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2029 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 2.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	35	$39,383
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25	25	28,078

			67,461

Cosmetics/Personal Care — 0.2%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.000%	03/25/30	5	5,748

Diversified Financial Services — 0.2%
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	5	5,702

Electric — 0.7%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
3.700%	07/15/30	10	11,838
4.050%	04/15/25	10	11,349

			23,187

Healthcare-Products — 0.2%
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/29	5	5,473

Healthcare-Services — 0.4%
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30	10	12,498

Household Products/Wares — 0.1%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.100%	03/26/30	2	2,300

Machinery-Diversified — 0.2%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	5	5,714

Media — 0.2%
Comcast Corp.,
Gtd. Notes
3.400%	04/01/30	5	5,766

Miscellaneous Manufacturing — 0.2%
3M Co.,
Sr. Unsec’d. Notes
3.050%	04/15/30	5	5,687

Pharmaceuticals — 0.9%
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	25	28,217

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.2%
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25		35	$39,709

Retail — 0.7%
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	07/01/27		15	17,220
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30		5	6,027

				23,247

Semiconductors — 0.9%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26		10	11,092
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27		15	17,407

				28,499

Telecommunications — 0.9%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	03/22/27		5	5,540
3.150%	03/22/30		20	22,415

				27,955

TOTAL CORPORATE BONDS (cost $389,779)				433,376

SOVEREIGN BONDS — 6.8%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28		50	57,640
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.750%	09/27/24		50	52,627
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		50	53,488
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25		50	51,972

TOTAL SOVEREIGN BONDS (cost $214,123)				215,727

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.1%
Federal Home Loan Bank
3.250%	11/16/28	(k)	200	238,446
Federal Home Loan Mortgage Corp.
1.500%	02/12/25		100	104,793
Federal National Mortgage Assoc.
1.625%	01/07/25		100	105,297

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $418,006)				448,536

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2029 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 30.6%
U.S. Treasury Notes
2.125%	05/15/25		75	$80,941
2.250%	11/15/27		260	288,600
2.375%	08/15/24		170	183,202
2.625%	02/15/29		5	5,737
3.125%	11/15/28	(k)	350	414,203

TOTAL U.S. TREASURY OBLIGATIONS (cost $922,812)				972,683

TOTAL LONG-TERM INVESTMENTS (cost $2,534,123)				2,677,109

SHORT-TERM INVESTMENT — 15.7%

AFFILIATED MUTUAL FUND			Shares
PGIM Core Ultra Short Bond Fund (cost $498,914)(w)			498,914	498,914

TOTAL INVESTMENTS—99.8% (cost $3,033,037)				3,176,023
Other assets in excess of liabilities(z) — 0.2%				5,248

NET ASSETS — 100.0%				$3,181,271

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
3	10 Year U.S. Ultra Treasury Notes	Mar. 2021	$469,078	$(1,153)

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2021	441,953	(206)
8	5 Year U.S. Treasury Notes	Mar. 2021	1,009,313	(2,345)
7	10 Year U.S. Treasury Notes	Mar. 2021	966,547	(1,130)

				(3,681)

				$(4,834)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
2,522	12/28/29	2.490%(S)	3 Month LIBOR(2)(Q)	$330,779	$366,966	$36,187

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2029 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$20,000	$581,204

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Commercial Mortgage-Backed Securities	$—	$606,787	$—
Corporate Bonds	—	433,376	—
Sovereign Bonds	—	215,727	—
U.S. Government Agency Obligations	—	448,536	—
U.S. Treasury Obligations	—	972,683	—
Affiliated Mutual Fund	498,914	—	—

Total	$498,914	$2,677,109	$—

Other Financial Instruments*
Assets
Centrally Cleared Interest Rate Swap Agreement	$—	$36,187	$—

Liabilities
Futures Contracts	$(4,834)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	30.6%
Commercial Mortgage-Backed Securities	19.0
Affiliated Mutual Fund	15.7
U.S. Government Agency Obligations	14.1
Sovereign Bonds	6.8
Banks	2.3
Commercial Services	2.1
Pipelines	1.2
Airlines	1.0
Semiconductors	0.9
Pharmaceuticals	0.9
Telecommunications	0.9
Retail	0.7
Electric	0.7
Healthcare-Services	0.4

Aerospace & Defense	0.4%
Beverages	0.3
Apparel	0.3
Agriculture	0.2
Media	0.2
Cosmetics/Personal Care	0.2
Machinery-Diversified	0.2
Diversified Financial Services	0.2
Miscellaneous Manufacturing	0.2
Healthcare-Products	0.2
Household Products/Wares	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2029 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—		Due from/to broker— variation margin futures	$4,834	*
Interest rate contracts	Due from/to broker— variation margin swaps	36,187	*	—	—

		$36,187			$4,834

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(5,093)	$1,874	$(1,224,915)	$3,003,264

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(412,566)	$(362,616)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,019	$2,200	$4,646,056	$16,236,961

Interest Rate Swap Agreements(2)
$16,384,400

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2029 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $2,534,123)	$2,677,109
Affiliated investments (cost $498,914)	498,914
Receivable for investments sold	35,041
Deposit with broker for centrally cleared/exchange-traded derivatives	20,000
Interest receivable	12,624
Due from broker-variation margin swaps	3,281
Prepaid expenses	3,455

Total Assets	3,250,424

LIABILITIES
Audit fee payable	44,600
Custodian and accounting fees payable	16,199
Accrued expenses and other liabilities	6,305
Trustees’ fees payable	835
Due to broker-variation margin futures	531
Affiliated transfer agent fee payable	401
Management fee payable	175
Distribution fee payable	104
Payable for Portfolio shares purchased	3

Total Liabilities	69,153

NET ASSETS	$3,181,271

Net assets were comprised of:
Partners’ Equity	$3,181,271

Net asset value and redemption price per share, $3,181,271 / 247,666 outstanding shares of beneficial interest	$12.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$247,856
Affiliated dividend income	1,835
Affiliated income from securities lending, net	239

Total income	249,930

EXPENSES
Management fee	48,163
Distribution fee	25,605
Custodian and accounting fees	53,233
Audit fee	44,763
Legal fees and expenses	24,199
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	5,358
Miscellaneous	18,460

Total expenses	236,416
Less: Fee waiver and/or expense reimbursement	(141,164)

Net expenses	95,252

NET INVESTMENT INCOME (LOSS)	154,678

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(105))	2,031,884
Futures transactions	(1,224,915)
Options written transactions	1,874
Swap agreements transactions	3,003,264

3,812,107

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8))	141,456
Futures	(412,566)
Swap agreements	(362,616)

(633,726)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,178,381

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,333,059

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$154,678	$487,197
Net realized gain (loss) on investment transactions	3,812,107	723,919
Net change in unrealized appreciation (depreciation) on investments	(633,726)	758,602

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,333,059	1,969,718

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [314,588 and 4,686,422 shares, respectively]	3,852,110	51,230,248
Portfolio shares purchased [4,439,687 and 1,896,574 shares, respectively]	(52,315,047)	(20,471,960)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(48,462,937)	30,758,288

TOTAL INCREASE (DECREASE)	(45,129,878)	32,728,006
NET ASSETS:
Beginning of year	48,311,149	15,583,143

End of year	$3,181,271	$48,311,149

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2030

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 89.6%

ASSET-BACKED SECURITIES — 15.4%
Automobiles — 1.1%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class B
1.480%	01/21/25	400	$407,167
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	100	103,200
CarMax Auto Owner Trust,
Series 2019-01, Class A3
3.050%	03/15/24	47	48,161
Enterprise Fleet Financing LLC,
Series 2018-02, Class A2, 144A
3.140%	02/20/24	27	26,807
Series 2019-01, Class A2, 144A
2.980%	10/20/24	106	107,767
Series 2019-02, Class A2, 144A
2.290%	02/20/25	73	73,849
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	109,887
Honda Auto Receivables Owner Trust,
Series 2019-01, Class A3
2.830%	03/20/23	94	96,026
Santander Drive Auto Receivables Trust,
Series 2019-02, Class B
2.790%	01/16/24	500	504,880
Series 2019-03, Class B
2.280%	09/15/23	100	100,784

			1,578,528

Collateralized Loan Obligations — 13.7%
AGL Core CLO Ltd. (Cayman Islands),
Series 2020-05A, Class A1, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.349%(c)	07/20/30	1,500	1,501,395
Anchorage Capital CLO LLC (Cayman Islands),
Series 2019-13A, Class A, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.707%(c)	04/15/32	4,250	4,251,822
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.312%(c)	01/28/31	1,000	996,226
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	07/18/30	1,250	1,242,877
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.568%(c)	01/17/33	250	250,001
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.267%(c)	07/27/31	2,579	2,565,980

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.265%(c)	04/24/30	1,000	$997,429
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.267%(c)	04/15/31	2,500	2,497,586
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.398%(c)	10/20/31	250	250,000
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.600%(c)	01/16/33	250	249,505
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.374%(c)	02/20/31	2,500	2,497,553
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.599%(c)	10/23/32	750	748,153
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
1.558%(c)	07/20/32	1,000	999,629
Series 2020-01A, Class A1A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)
1.547%(c)	04/15/33	250	249,375

			19,297,531

Consumer Loans — 0.0%
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A
2.020%	01/25/29	53	54,031

Credit Cards — 0.4%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	100	103,178
Series 2019-03, Class A
2.000%	04/15/25	100	102,973
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	204,913
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	100	106,854

			517,918

Student Loans — 0.2%
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	100	103,081

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	100	$103,328

			206,409

TOTAL ASSET-BACKED SECURITIES (cost $21,267,467)			21,654,417

COMMERCIAL MORTGAGE-BACKED SECURITIES — 22.3%
Benchmark Mortgage Trust,
Series 2020-B17, Class A4
2.042%	03/15/53	1,350	1,411,115
CD Mortgage Trust,
Series 2017-CD03, Class A1
1.965%	02/10/50	16	16,108
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	55	61,344
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class AAB
3.522%	09/10/58	283	301,575
Series 2016-C01, Class A1
1.506%	05/10/49	5	4,606
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	400	433,114
Series 2013-LC06, Class ASB
2.478%	01/10/46	581	592,190
Series 2014-UBS05, Class A4
3.838%	09/10/47	800	882,841
Series 2015-CR25, Class A3
3.505%	08/10/48	40	43,870
Series 2015-CR26, Class A3
3.359%	10/10/48	50	54,032
Series 2015-LC21, Class A4
3.708%	07/10/48	1,843	2,061,524
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A3
3.236%	04/15/50	48	50,646
Series 2020-C19, Class A2
2.320%	03/15/53	2,500	2,642,156
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	9	8,767
Series 2016-C03, Class A2
1.886%	08/10/49	20	20,102
Fannie Mae-Aces,
Series 2019-M25, Class AV1
2.050%	12/25/26	161	164,258
FHLMC Multifamily Structured Pass-Through Certificates,
Series K062, Class A2
3.413%	12/25/26	650	745,180
Series K083, Class AM
4.030%(cc)	10/25/28	9,443	11,400,863
Series K736, Class X1, IO
1.312%(cc)	07/25/26	79,968	4,820,841

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46		553	$564,126
Series 2013-GC14, Class A5
4.243%	08/10/46		300	324,885
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A4A1
3.373%	11/15/47		2,930	3,149,480
Series 2015-C30, Class A3
3.322%	07/15/48		99	98,533
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class ASB
2.554%	04/15/46		624	637,558
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A1
1.424%	11/15/49		14	14,267
UBS Commercial Mortgage Trust,
Series 2019-C17, Class A2
2.313%	10/15/52		500	520,162
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A5
3.184%	04/15/50		400	437,533

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $29,645,075)				31,461,676

CORPORATE BONDS — 21.6%
Aerospace & Defense — 0.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30	(a)	475	491,009

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22		5	5,170
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27		530	624,440

				629,610

Airlines — 0.0%
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		15	14,076

Auto Manufacturers — 0.1%
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		85	90,190

Banks — 11.5%
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	—	(rr)	45	46,267
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26		1,155	1,209,840
2.496%(ff)	02/13/31		210	222,750
3.194%(ff)	07/23/30		35	39,149

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.458%(ff)	03/15/25		50	$54,452
Sub. Notes, MTN
4.450%	03/03/26		15	17,490
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23		2,000	2,091,665
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)	90	92,471
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31		340	364,321
2.976%(ff)	11/05/30		180	198,115
Sub. Notes
4.450%	09/29/27		15	17,706
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22		200	207,387
Sr. Unsec’d. Notes, GMTN
2.000%	10/19/21		2,000	2,026,515
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
3.250%	09/26/23		2,500	2,692,975
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(rr)	20	20,629
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)	35	35,088
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30		920	1,000,620
4.005%(ff)	04/23/29		55	64,494
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, GMTN
3.125%	12/15/21		100	102,785
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
2.375%	06/10/25		2,000	2,169,237
Gov’t. Gtd. Notes, EMTN
1.875%	04/17/23		200	207,554
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		650	706,873
Sub. Notes, MTN
3.950%	04/23/27		55	63,592
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes
1.500%	02/12/25		2,000	2,087,115
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.450%	04/23/29		20	23,057
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		430	456,171

				16,218,318

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.0%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	25	$28,170

Commercial Services — 0.2%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.241%	02/16/21	200	200,399
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	15	16,069
3.750%	06/01/23	25	26,705

			243,173

Diversified Financial Services — 0.2%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
2.125%	06/11/21	250	252,031

Electric — 0.9%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
3.700%	07/15/30	565	668,824
Florida Power & Light Co.,
First Mortgage
2.850%	04/01/25	415	452,732
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	40	46,820
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.403%	09/01/21	100	101,382
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	45	50,489

			1,320,247

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.750%	04/01/30	90	96,337

Gas — 0.0%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	30	32,948

Healthcare-Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
3.950%	04/01/30	80	95,617

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29	65	72,059
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	75	82,721

			154,780

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.0%
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29		50	$56,327

Internet — 0.1%
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.750%	10/01/29		70	77,159

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	09/19/29		60	66,164

Media — 2.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29		1,010	1,223,554
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	(a)	460	502,352
3.400%	04/01/30		50	57,656
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		1,000	1,082,788
3.500%	08/15/27		100	113,052

				2,979,402

Mining — 0.0%
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29		10	10,920

Multi-National — 1.7%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.625%	01/30/24		2,000	2,144,047
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.250%	02/11/22		50	51,394
FMS Wertmanagement (Germany),
Gov’t. Gtd. Notes
2.750%	03/06/23		200	210,938

				2,406,379

Oil & Gas — 0.6%
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		450	532,846
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		50	51,584
4.500%	04/15/23		25	25,779
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		45	47,257
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29		50	55,630

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		55	$59,002

				772,098

Pharmaceuticals — 1.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29		985	1,108,947
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.400%	07/26/29		10	11,623
Cigna Corp.,
Gtd. Notes
3.500%	06/15/24		100	109,207
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28		353	418,703
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		350	370,973

				2,019,453

Pipelines — 0.7%
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		170	179,803
3.750%	05/15/30	(a)	755	812,762
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29		40	44,413

				1,036,978

Retail — 0.3%
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30		305	367,643

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26		10	11,093

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29		800	953,705

TOTAL CORPORATE BONDS (cost $ 29,095,960)				30,423,827

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.0%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		20	21,749

(cost $20,253)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS — 13.7%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24	2,000	$2,093,935
3.250%	07/20/23	200	214,620
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	2,000	2,085,462
3.250%	04/24/23	200	212,765
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, EMTN
2.000%	06/19/24	200	211,343
Kommuninvest I Sverige AB (Sweden),
Local Gov’t. Gtd. Notes
2.250%	05/29/21	2,000	2,016,516
Local Gov’t. Gtd. Notes, EMTN
3.000%	03/23/22	200	206,794
Kuntarahoitus OYJ (Finland),
Local Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22	200	205,149
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	150	154,473
3.300%	03/15/28	2,000	2,305,617
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.750%	09/27/24	2,000	2,105,058
2.000%	10/23/22	150	154,804
2.250%	06/02/26	150	163,217
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22	300	307,492
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	2,000	2,139,505
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	100	102,745
2.300%	06/15/26	150	162,935
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27	250	279,123
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29	400	603,747
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25	2,000	2,078,889
SFIL SA (France),
Sr. Unsec’d. Notes, EMTN
2.625%	04/25/22	200	205,944
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes, MTN
2.875%	05/22/21	1,000	1,010,166
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.500%	06/08/22	200	205,855

TOTAL SOVEREIGN BONDS (cost $18,940,918)			19,226,154

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.8%
Federal Home Loan Bank
3.250%	11/16/28	(k)	5,000	$5,961,149
Federal Home Loan Mortgage Corp.
1.500%	02/12/25		5,000	5,239,637
Federal National Mortgage Assoc.
1.625%	01/07/25		5,000	5,264,868
2.875%	09/12/23		200	214,449

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,348,411)				16,680,103

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
3.625%	08/15/43		300	423,375
3.750%	11/15/43	(k)	50	71,914
U.S. Treasury Notes
0.375%	04/30/25		5	5,018
0.875%	11/15/30		200	199,219
1.375%	04/30/21	(k)	1,230	1,234,949
2.375%	08/15/24	(k)	105	113,154
U.S. Treasury Strips Coupon
0.904%(s)	05/15/30		750	681,445
0.913%(s)	08/15/30		3,525	3,183,378
1.123%(s)	05/15/36		85	68,541
1.450%(s)	08/15/42		75	52,957
1.463%(s)	11/15/42		195	136,896
1.470%(s)	11/15/41		70	50,222
2.045%(s)	11/15/36		50	39,859
2.165%(s)	08/15/39		160	120,381
2.353%(s)	02/15/44		95	64,778
2.365%(s)	05/15/44		355	240,804
2.394%(s)	11/15/43		94	64,383

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,639,696)				6,751,273

TOTAL LONG-TERM INVESTMENTS (cost $121,957,780)				126,219,199

SHORT-TERM INVESTMENTS — 11.1%

AFFILIATED MUTUAL FUNDS			Shares
PGIM Core Short-Term Bond Fund(w)			1,483,097	13,674,156
PGIM Core Ultra Short Bond Fund(w)			428,185	428,185
PGIM Institutional Money Market Fund (cost $1,531,276; includes $1,530,727 of cash collateral for securities on loan)(b)(w)			1,535,812	1,535,044

TOTAL SHORT-TERM INVESTMENTS (cost $15,534,785)				15,637,385

TOTAL INVESTMENTS—100.7% (cost $137,492,565)				141,856,584
Liabilities in excess of other assets(z) — (0.7)%				(1,019,155)

NET ASSETS — 100.0%				$140,837,429

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,455,727; cash collateral of $1,530,727 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
168	10 Year U.S. Ultra Treasury Notes	Mar. 2021	$26,268,376	$31,180

Short Positions:
88	2 Year U.S. Treasury Notes	Mar. 2021	19,445,938	(19,624)
405	5 Year U.S. Treasury Notes	Mar. 2021	51,096,444	(117,063)
34	10 Year U.S. Treasury Notes	Mar. 2021	4,694,656	(8,662)
59	20 Year U.S. Treasury Bonds	Mar. 2021	10,218,063	1,850

				(143,499)

				$(112,319)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.35.V1	12/20/25	1.000	%(Q)	5,000	$(109,894)	$(124,034)	$(14,140)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
14,702	12/27/30	2.750%(S)	3 Month LIBOR(2)(Q)	$2,449,147	$2,628,181	$179,034
81,165	05/11/32	2.465%(S)	3 Month LIBOR(2)(Q)	14,687,027	13,201,883	(1,485,144)
351	03/30/50	0.855%(S)	3 Month LIBOR(1)(Q)	—	47,592	47,592

				$17,136,174	$15,877,656	$(1,258,518)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$180,000	$6,116,651

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices generally in active markets for identical securities.
Level 2 —	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3 —	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,578,528	$—
Collateralized Loan Obligations	—	19,297,531	—
Consumer Loans	—	54,031	—
Credit Cards	—	517,918	—
Student Loans	—	206,409	—
Commercial Mortgage-Backed Securities	—	31,461,676	—
Corporate Bonds	—	30,423,827	—
Residential Mortgage-Backed Security	—	21,749	—
Sovereign Bonds	—	19,226,154	—
U.S. Government Agency Obligations	—	16,680,103	—

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$6,751,273	$—
Affiliated Mutual Funds	15,637,385	—	—

Total	$15,637,385	$126,219,199	$—

Other Financial Instruments*
Assets
Futures Contracts	$33,030	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	226,626	—

Total	$33,030	$226,626	$—

Liabilities
Futures Contracts	$(145,349)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(14,140)	—
Centrally Cleared Interest Rate Swap Agreement	—	(1,485,144)	—

Total	$(145,349)	$(1,499,284)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	22.3%
Collateralized Loan Obligations	13.7
Sovereign Bonds	13.7
U.S. Government Agency Obligations	11.8
Banks	11.5
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	11.1
U.S. Treasury Obligations	4.8
Media	2.1
Multi-National	1.7
Pharmaceuticals	1.4
Automobiles	1.1
Electric	0.9
Pipelines	0.7
Telecommunications	0.7
Oil & Gas	0.6
Agriculture	0.4
Credit Cards	0.4
Aerospace & Defense	0.4
Retail	0.3
Diversified Financial Services	0.2
Commercial Services	0.2

Student Loans	0.2%
Healthcare-Services	0.1
Foods	0.1
Healthcare-Products	0.1
Auto Manufacturers	0.1
Internet	0.1
Machinery-Construction & Mining	0.0	*
Insurance	0.0	*
Consumer Loans	0.0	*
Gas	0.0	*
Chemicals	0.0	*
Residential Mortgage-Backed Security	0.0	*
Airlines	0.0	*
Semiconductors	0.0	*
Mining	0.0	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker— variation margin swaps	$14,140	*
Interest rate contracts	Due from/to broker— variation margin futures	33,030	*	Due from/to broker— variation margin futures	145,349	*
Interest rate contracts	Due from/to broker— variation margin swaps	226,626	*	Due from/to broker— variation margin swaps	1,485,144	*

		$259,656			$1,644,633

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$(531,763)
Interest rate contracts	(5,093)	1,704	(5,679,454)	13,648,391

Total	$(5,093)	$1,704	$(5,679,454)	$13,116,628

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(15,999)
Interest rate contracts	(247,535)	(845,847)

Total	$(247,535)	$(861,846)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,019	$2,000	$24,517,854	$135,934,974

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$146,116,800	$1,000,000

Credit Default Swap Agreements— Sell Protection(2)
$60,000

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2030 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,455,727	$(1,455,727)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2030 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $1,455,727:
Unaffiliated investments (cost $121,957,780)	$126,219,199
Affiliated investments (cost $15,534,785)	15,637,385
Dividends and interest receivable	675,384
Receivable for investments sold	508,737
Deposit with broker for centrally cleared/exchange-traded derivatives	180,000
Due from broker-variation margin swaps	136,962
Prepaid expenses and other assets	53,900

Total Assets	143,411,567

LIABILITIES
Payable to broker for collateral for securities on loan	1,530,727
Payable for Portfolio shares purchased	929,875
Accrued expenses and other liabilities	78,027
Management fee payable	21,920
Due to broker-variation margin futures	8,337
Distribution fee payable	3,890
Trustees’ fees payable	961
Affiliated transfer agent fee payable	401

Total Liabilities	2,574,138

NET ASSETS	$140,837,429

Net assets were comprised of:
Partners’ Equity	$140,837,429

Net asset value and redemption price per share, $140,837,429 / 10,750,248 outstanding shares of beneficial interest	$13.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$3,237,752
Affiliated dividend income	403,786
Income from securities lending, net (including affiliated income of $80,993)	96,805

Total income	3,738,343

EXPENSES
Management fee	999,228
Distribution fee	531,375
Custodian and accounting fees	62,515
Audit fee	44,763
Legal fees and expenses	25,048
Trustees’ fees	12,470
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	5,456
Miscellaneous	31,773

Total expenses	1,719,663

NET INVESTMENT INCOME (LOSS)	2,018,680

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $80,994)	12,363,536
Futures transactions	(5,679,454)
Options written transactions	1,704
Swap agreements transactions	13,116,628

19,802,414

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $102,600)	4,326,336
Futures	(247,535)
Swap agreements	(861,846)

3,216,955

NET GAIN (LOSS) ON INVESTMENT
TRANSACTIONS	23,019,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,038,049

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,018,680	$243,451
Net realized gain (loss) on investment transactions	19,802,414	394,152
Net change in unrealized appreciation (depreciation) on investments	3,216,955	(237,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,038,049	399,690

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [34,984,103 and 10,746,676 shares, respectively]	435,041,944	112,080,496
Portfolio shares purchased [27,237,069 and 7,743,462 shares, respectively]	(353,605,808)	(78,116,942)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	81,436,136	33,963,554

TOTAL INCREASE (DECREASE)	106,474,185	34,363,244
NET ASSETS:
Beginning of period	34,363,244	—

End of period	$140,837,429	$34,363,244

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2031

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 91.0%

ASSET-BACKED SECURITIES — 11.5%
Automobiles — 0.9%
Ford Credit Auto Owner Trust,
Series 2020-02, Class A, 144A
1.060%	04/15/33	700	$706,705
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A
1.060%	09/15/27	300	304,338
Santander Drive Auto Receivables Trust,
Series 2019-02, Class B
2.790%	01/16/24	100	100,976
Series 2020-03, Class C
1.120%	01/15/26	200	201,595

			1,313,614

Collateralized Loan Obligations — 10.5%
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.337%(c)	07/15/26	1,002	1,002,041
Anchorage Capital CLO LLC (Cayman Islands),
Series 2019-13A, Class A, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.707%(c)	04/15/32	250	250,107
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-09A, Class AR, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/32	250	249,999
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
1.052%(c)	11/17/27	565	563,952
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
1.046%(c)	04/22/27	1,433	1,428,228
Avery Point CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.377%(c)	01/15/28	250	249,904
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.169%(c)	04/23/31	2,000	1,986,641
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.549%(c)	10/21/32	250	249,999
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/28	875	874,998
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)
1.597%(c)	07/15/32	250	250,001
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.930%(c)	07/20/31	250	251,443

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.219%(c)	04/23/29	2,000	$1,999,997
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.398%(c)	10/20/31	1,500	1,499,997
Hayfin Kingsland Ltd. (Cayman Islands),
Series 2018-09A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.372%(c)	04/28/31	1,000	994,654
LCM LP (Cayman Islands),
Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.358%(c)	07/19/27	250	249,753
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.440%)
1.727%(c)	04/15/29	300	299,873
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	01/15/28	216	215,857
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.088%(c)	10/20/27	193	191,988
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.225%(c)	07/15/29	250	250,616
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.567%(c)	10/15/32	250	250,808
Voya CLO Ltd. (Cayman Islands),
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	01/20/31	850	846,136
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.318%(c)	07/17/31	1,000	993,279
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
1.558%(c)	07/20/32	250	249,907

			15,400,178

Student Loans — 0.1%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45	82	83,345

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2020-A, Class A1FX, 144A
2.060%	05/15/46	53	$53,019

			136,364

TOTAL ASSET-BACKED SECURITIES (cost $16,736,102)			16,850,156

COMMERCIAL MORTGAGE-BACKED SECURITIES —13.7%
BANK,
Series 2019-BN19, Class A1
2.263%	08/15/61	497	509,656
Series 2020-BN25, Class A3
2.391%	01/15/63	100	105,836
Series 2020-BN26, Class A3
2.155%	03/15/63	250	260,490
Series 2020-BN28, Class A3
1.584%	03/15/63	1,500	1,504,442
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class ASB
1.867%	10/15/53	500	516,682
Benchmark Mortgage Trust,
Series 2020-B16, Class A3
2.475%	02/15/53	100	107,003
Series 2020-B17, Class A4
2.042%	03/15/53	125	130,659
Series 2020-B19, Class A4
1.546%	09/15/53	1,500	1,501,638
Series 2020-B20, Class A3
1.945%	10/15/53	750	778,439
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46	40	40,841
Series 2014-UBS06, Class A4
3.378%	12/10/47	185	201,031
Series 2014-UBS06, Class A5
3.644%	12/10/47	1,000	1,102,105
Series 2015-CR23, Class ASB
3.257%	05/10/48	278	293,394
Series 2015-CR25, Class ASB
3.537%	08/10/48	938	1,000,346
Series 2015-LC21, Class A4
3.708%	07/10/48	250	279,649
Series 2015-PC01, Class A5
3.902%	07/10/50	1,046	1,169,924
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A4
3.718%	08/15/48	1,067	1,187,282
Series 2020-C19, Class A2
2.320%	03/15/53	250	264,216
FHLMC Multifamily Structured Pass-Through Certificates,
Series K083, Class AM
4.030%(cc)	10/25/28	950	1,146,968
Series K736, Class X1, IO
1.312%(cc)	07/25/26	7,997	482,084

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	45	$46,051
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,771	1,889,694
Series 2020-GC45, Class A3
2.639%	02/13/53	100	107,721
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class ASB
3.761%(cc)	08/15/46	1,921	1,996,274
Series 2014-C24, Class A4A1
3.373%	11/15/47	295	317,098
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class ASB
2.554%	04/15/46	62	62,752
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	2,008	2,031,965
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class ASB
3.398%	07/15/50	359	377,724
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	500	518,263
Wells Fargo Commercial Mortgage Trust,
Series 2020-C55, Class A3
2.462%	02/15/53	100	106,701

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,805,871)			20,036,928

CORPORATE BONDS — 16.7%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30	325	335,954
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	20	24,749

			360,703

Agriculture — 0.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.726%	03/25/31	200	207,037
4.700%	04/02/27	380	447,711

			654,748

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	25	26,526
3.950%	04/13/24	500	545,138

			571,664

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 4.6%
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	—(rr)	5	$5,141
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26	145	151,885
2.496%(ff)	02/13/31	885	938,731
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23	200	209,166
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28	300	305,589
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31	620	664,349
3.352%(ff)	04/24/25	160	174,172
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24	500	514,076
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/06/23	500	536,011
Sr. Unsec’d. Notes, GMTN
2.000%	10/19/21	200	202,652
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
0.750%	05/07/23	250	252,185
3.250%	09/26/23	250	269,297
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—(rr)	5	5,157
Jr. Sub. Notes, Series II
4.000%(ff)	—(rr)	5	5,013
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30	1,090	1,185,517
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
2.375%	06/10/25	200	216,924
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	350	380,624
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25	345	369,034
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes
1.500%	02/12/25	200	208,711
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	170	180,347

			6,774,581

Building Materials — 0.4%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	500	556,782

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.4%
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	500	$546,104

Diversified Financial Services — 0.7%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.000%	04/17/23	500	507,857
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	50	57,021
Ontario Teachers’ Finance Trust (Canada),
Local Gov’t. Gtd. Notes
1.625%	09/12/24	500	520,943

			1,085,821

Electric — 0.6%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
3.700%	07/15/30	390	461,666
Florida Power & Light Co.,
First Mortgage
2.850%	04/01/25	45	49,091
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	305	329,962

			840,719

Healthcare-Products — 0.0%
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
3.950%	04/01/30	10	11,952
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.497%	03/25/30	45	56,179

			68,131

Healthcare-Services — 0.4%
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24	500	562,491

Insurance — 0.6%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	755	923,221

Iron/Steel — 0.3%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31	345	387,336

Machinery-Diversified — 0.0%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	40	45,715

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	1,015	$1,229,611
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	380	414,986
3.100%	04/01/25	95	104,472
3.400%	04/01/30	10	11,531
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	100	108,279

			1,868,879

Multi-National — 0.3%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.625%	01/30/24	200	214,405
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	200	202,231

			416,636

Oil & Gas — 1.0%
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	245	280,116
4.300%	08/15/28	300	355,231
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	6	6,187
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	400	420,058
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	385	381,291

			1,442,883

Pharmaceuticals — 2.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	945	1,063,914
Cigna Corp.,
Gtd. Notes
3.500%	06/15/24	100	109,207
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	494	585,947
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	50	52,996
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	580	663,387

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Viatris, Inc.,
Gtd. Notes, 144A
2.700%	06/22/30	370	$392,261

			2,867,712

Pipelines — 0.6%
Energy Transfer Operating LP,
Gtd. Notes
3.750%	05/15/30	470	505,958
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	420	445,894

			951,852

Retail — 0.7%
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	335	403,805
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	04/15/27	480	556,411

			960,216

Semiconductors — 0.4%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26	550	610,094

Software — 0.1%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	85	91,315

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.300%	02/15/30	800	955,716
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.050%	02/15/28	340	353,583
2.550%	02/15/31	520	546,198

			1,855,497

TOTAL CORPORATE BONDS (cost $23,778,322)			24,443,100

SOVEREIGN BONDS — 3.3%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24	200	209,393
3.375%	10/31/23	400	433,718
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	600	625,639
Kommuninvest I Sverige AB (Sweden),
Local Gov’t. Gtd. Notes
2.250%	05/29/21	200	201,652

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.875%	11/13/24		300	$315,677
3.300%	03/15/28		200	230,562
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.750%	09/27/24		200	210,506
2.000%	10/23/22		500	516,013
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22		300	307,492
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		200	213,951
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23		400	433,835
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		100	111,649
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29		50	75,468
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25		500	519,722
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes, MTN
2.875%	05/22/21		200	202,033
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23		200	213,087

TOTAL SOVEREIGN BONDS (cost $4,777,499)				4,820,397

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
Federal Home Loan Bank
0.500%	04/14/25		2,000	2,012,763
3.250%	11/16/28		1,900	2,265,237
Federal Home Loan Bank, Unsec’d. Notes
0.375%	09/04/25		500	499,716
Federal Home Loan Mortgage Corp.
0.375%	07/21/25		3,000	2,999,569
1.500%	02/12/25	(k)	2,000	2,095,855
6.750%	09/15/29		200	298,614
Federal National Mortgage Assoc
0.500%	06/17/25		1,000	1,005,035
0.875%	08/05/30		1,300	1,275,280
1.625%	01/07/25	(k)	2,000	2,105,947
6.625%	11/15/30	(k)	200	302,651

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,769,212)				14,860,667

U.S. TREASURY OBLIGATIONS — 35.6%
U.S. Treasury Bonds
1.375%	11/15/40		6,715	6,636,309
1.625%	11/15/50		575	572,035
3.125%	02/15/43	(k)	2,125	2,784,746
U.S. Treasury Notes
0.125%	09/15/23		1,660	1,658,703

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	12/15/23		290	$289,638
0.250%	10/31/25		285	283,753
0.375%	11/30/25		1,975	1,977,623
0.500%	08/31/27		10,015	9,947,712
0.875%	11/15/30		4,345	4,328,027
1.125%	02/28/22	(k)	3,520	3,560,975
1.250%	08/31/24		9,815	10,180,762
1.500%	02/15/30		1,324	1,400,130
2.875%	05/15/28	(k)	7,360	8,523,800

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,141,541)				52,144,213

TOTAL LONG-TERM INVESTMENTS (cost $132,008,547)				133,155,461

			Shares

SHORT-TERM INVESTMENTS — 9.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(w)			1,416,056	13,056,037
PGIM Core Ultra Short Bond Fund(w)			482,729	482,729

TOTAL SHORT-TERM INVESTMENTS (cost $13,522,996)				13,538,766

TOTAL INVESTMENTS — 100.2% (cost $145,531,543)				146,694,227
Liabilities in excess of other assets(z) — (0.2)%				(300,091)

NET ASSETS — 100.0%				$146,394,136

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
78	10 Year U.S. Ultra Treasury Notes	Mar. 2021	$12,196,032	$37,678

Short Positions:
76	2 Year U.S. Treasury Notes	Mar. 2021	16,794,219	(17,156)
402	5 Year U.S. Treasury Notes	Mar. 2021	50,717,952	(116,478)
97	10 Year U.S. Treasury Notes	Mar. 2021	13,393,579	(21,348)
41	20 Year U.S. Treasury Bonds	Mar. 2021	7,100,688	(26,681)
25	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	5,339,063	59,690

				(121,973)

				$(84,295)

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
2,850	05/11/25	1.900%(S)	3 Month LIBOR(1)(Q)	$(211,944)	$(198,087)	$13,857
111,680	05/11/32	2.465%(S)	3 Month LIBOR(2)(Q)	20,609,899	18,165,297	(2,444,602)
455	05/11/40	2.200%(S)	3 Month LIBOR(2)(Q)	103,144	74,322	(28,822)
1,266	03/30/50	0.855%(S)	3 Month LIBOR(1)(Q)	(67,858)	(171,657)	(103,799)

				$20,433,241	$17,869,875	$(2,563,366)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,912,685
J.P. Morgan Securities LLC	—	917,328

Total	$—	$7,830,013

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,313,614	$—
Collateralized Loan Obligations	—	15,400,178	—
Student Loans	—	136,364	—
Commercial Mortgage-Backed Securities	—	20,036,928	—
Corporate Bonds	—	24,443,100	—

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds	$—	$4,820,397	$—
U.S. Government Agency Obligations	—	14,860,667	—
U.S. Treasury Obligations	—	52,144,213	—
Affiliated Mutual Funds	13,538,766	—	—

Total	$13,538,766	$133,155,461	$—

Other Financial Instruments*
Assets
Futures Contracts	$97,368	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	13,857	—

Total	$97,368	$13,857	$—

Liabilities
Futures Contracts	$(181,663)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,577,223)	—

Total	$(181,663)	$(2,577,223)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	35.6%
Commercial Mortgage-Backed Securities	13.7
Collateralized Loan Obligations	10.5
U.S. Government Agency Obligations	10.2
Affiliated Mutual Funds	9.2
Banks	4.6
Sovereign Bonds	3.3
Pharmaceuticals	2.0
Media	1.3
Telecommunications	1.3
Oil & Gas	1.0
Automobiles	0.9
Diversified Financial Services	0.7
Retail	0.7
Pipelines	0.6
Insurance	0.6
Electric	0.6
Agriculture	0.4

Semiconductors	0.4%
Auto Manufacturers	0.4
Healthcare-Services	0.4
Building Materials	0.4
Chemicals	0.4
Multi-National	0.3
Iron/Steel	0.3
Aerospace & Defense	0.2
Student Loans	0.1
Software	0.1
Healthcare-Products	0.0 *
Machinery-Diversified	0.0 *

100.2
Liabilities in excess of other assets	(0.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2031 (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin futures	$97,368	*	Due from/to broker— variation margin futures	$181,663	*
Interest rate contracts	Due from/to broker— variation margin swaps	13,857	*	Due from/to broker— variation margin swaps	2,577,223	*

		$111,225			$2,758,886

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(50,520)
Interest rate contracts	393,891	580,421

Total	$393,891	$529,901

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(84,295)	$(2,563,366)

For the period ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$6,612,602	$59,558,849

Interest Rate Swap Agreements(1)
$76,342,500

Credit Default Swap Agreements— Sell Protection(1)
$750,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the period ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2031 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $132,008,547)	$133,155,461
Affiliated investments (cost $13,522,996)	13,538,766
Receivable for investments sold	4,631,551
Interest receivable	543,637
Due from broker-variation margin swaps	166,520
Prepaid expenses and other assets	16,558

Total Assets	152,052,493

LIABILITIES
Payable for investments purchased	4,478,445
Payable for Portfolio shares purchased	1,040,556
Accrued expenses and other liabilities	65,692
Due to broker-variation margin futures	45,637
Management fee payable	22,547
Distribution fee payable	4,034
Trustees’ fees payable	1,045
Affiliated transfer agent fee payable	401

Total Liabilities	5,658,357

NET ASSETS	$146,394,136

Net assets were comprised of:
Partners’ Equity	$146,394,136

Net asset value and redemption price per share, $146,394,136 / 12,932,161 outstanding shares of beneficial interest	$11.32

STATEMENT OF OPERATIONS

For the Period January 2, 2020* through December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$749,402
Affiliated dividend income	95,547

Total income	844,949

EXPENSES
Management fee	328,779
Distribution fee	174,842
Custodian and accounting fees	46,459
Audit fee	44,600
Legal fees and expenses	22,720
Trustees’ fees	10,270
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,049
Shareholders’ reports	5,178
Miscellaneous.	6,943

Total expenses	646,840

NET INVESTMENT INCOME (LOSS)	198,109

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	154,519
Futures transactions	393,891
Swap agreements transactions	529,901

1,078,311

Net change in unrealized appreciation (depreciation)on:
Investments (including affiliated of $15,770)	1,162,684
Futures	(84,295)
Swap agreements	(2,563,366)

(1,484,977)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(406,666)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(208,557)

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2020* through December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$198,109
Net realized gain (loss) on investment transactions	1,078,311
Net change in unrealized appreciation (depreciation) on investments	(1,484,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(208,557)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [19,023,557 shares]	215,748,396
Portfolio shares purchased [6,091,396 shares]	(69,145,703)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	146,602,693

TOTAL INCREASE (DECREASE)	146,394,136
NET ASSETS:
Beginning of period	—

End of period	$146,394,136

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

LONG-TERM INVESTMENTS — 97.8%

COMMON STOCKS
Australia — 4.3%
Charter Hall Group, REIT	460,107	$5,253,793
Goodman Group, REIT	75,771	1,104,347
Mirvac Group, REIT	2,997,845	6,113,085

		12,471,225

Austria — 0.8%
CA Immobilien Anlagen AG	60,143	2,312,429

Belgium — 1.1%
Aedifica SA, REIT	19,307	2,328,641
VGP NV	6,739	1,012,865

		3,341,506

Canada — 0.5%
Allied Properties Real Estate
Investment Trust, REIT	55,403	1,646,552

China — 1.1%
ESR Cayman Ltd., 144A*	515,600	1,853,104
GDS Holdings Ltd., ADR*(a)	15,700	1,470,148

		3,323,252

France — 3.1%
ARGAN SA, REIT	12,890	1,322,309
Covivio, REIT	20,657	1,909,753
Gecina SA, REIT	7,079	1,096,031
ICADE, REIT	21,883	1,681,014
Klepierre SA, REIT(a)	133,790	3,016,363

		9,025,470

Germany — 7.3%
alstria office REIT-AG, REIT	138,102	2,502,391
Deutsche Wohnen SE	141,230	7,560,041
Instone Real Estate Group AG, 144A*	88,714	2,283,792
Vonovia SE	122,089	8,941,498

		21,287,722

Hong Kong — 5.0%
CK Asset Holdings Ltd.	319,500	1,639,055
Hang Lung Properties Ltd.	1,186,000	3,142,496
Link REIT, REIT	541,551	4,929,575
New World Development Co. Ltd.	69,171	322,353
Sun Hung Kai Properties Ltd.	235,500	3,040,470
Wharf Real Estate Investment Co. Ltd.	285,000	1,485,543

		14,559,492

Japan — 11.4%
Activia Properties, Inc., REIT	616	2,604,333
GLP J-REIT, REIT	2,151	3,391,390
Japan Prime Realty Investment Corp., REIT	615	2,040,751
Japan Retail Fund Investment Corp., REIT	1,909	3,477,174
Mitsubishi Estate Co. Ltd.	296,350	4,752,346
Mitsui Fudosan Co. Ltd.	366,900	7,653,661
Mitsui Fudosan Logistics Park, Inc., REIT	347	1,757,441
Nippon Building Fund, Inc., REIT	574	3,327,582
NIPPON REIT Investment Corp., REIT	475	1,708,582

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Tokyu Fudosan Holdings Corp.	192,200	$1,024,065
United Urban Investment Corp., REIT	1,325	1,641,686

		33,379,011

Macau — 0.7%
Sands China Ltd.	440,800	1,947,434

Singapore — 3.6%
CapitaLand Integrated Commercial Trust, REIT	2,118,000	3,470,193
City Developments Ltd.	324,200	1,958,844
Keppel DC REIT, REIT	762,500	1,625,551
Mapletree Industrial Trust, REIT	563,700	1,237,113
Parkway Life Real Estate Investment Trust, REIT	742,075	2,177,209

		10,468,910

Sweden — 3.0%
Castellum AB	134,408	3,417,495
Catena AB	37,924	1,776,757
Fastighets AB Balder (Class B Stock)*	67,352	3,517,087

		8,711,339

United Kingdom — 4.8%
Assura PLC, REIT	1,928,714	2,028,833
Derwent London PLC, REIT	14,216	604,746
Land Securities Group PLC, REIT	159,359	1,477,097
LondonMetric Property PLC, REIT	411,058	1,291,624
Safestore Holdings PLC, REIT	172,423	1,842,157
Segro PLC, REIT	362,552	4,714,129
UNITE Group PLC (The), REIT*	80,449	1,152,620
Workspace Group PLC, REIT	98,104	1,030,505

		14,141,711

United States — 51.1%
Agree Realty Corp., REIT(a)	58,006	3,862,039
Americold Realty Trust, REIT(a)	105,059	3,921,852
Boyd Gaming Corp.*	60,447	2,594,385
Caesars Entertainment, Inc.*	22,559	1,675,457
CyrusOne, Inc., REIT	64,457	4,715,030
Digital Realty Trust, Inc., REIT	22,068	3,078,707
Duke Realty Corp., REIT	155,981	6,234,561
Essex Property Trust, Inc., REIT	27,771	6,593,391
Extra Space Storage, Inc., REIT	50,447	5,844,789
Healthcare Trust of America, Inc.
(Class A Stock), REIT(a)	112,626	3,101,720
Healthpeak Properties, Inc., REIT	288,293	8,715,097
Host Hotels & Resorts, Inc., REIT	200,566	2,934,281
Invitation Homes, Inc., REIT	187,144	5,558,177
Jones Lang LaSalle, Inc.*	16,138	2,394,395
Kilroy Realty Corp., REIT	51,493	2,955,698
Kimco Realty Corp., REIT	229,882	3,450,529
Medical Properties Trust, Inc., REIT	178,987	3,900,127
Park Hotels & Resorts, Inc., REIT	83,639	1,434,409
Prologis, Inc., REIT	123,985	12,356,345
Public Storage, REIT	52,295	12,076,484
Simon Property Group, Inc., REIT	150,936	12,871,822
Sun Communities, Inc., REIT	31,464	4,780,955
UDR, Inc., REIT	209,339	8,044,898

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Ventas, Inc., REIT	234,695	$11,509,443
VEREIT, Inc., REIT	192,730	7,283,267
VICI Properties, Inc., REIT(a)	222,377	5,670,613
Weyerhaeuser Co., REIT	54,787	1,837,008

		149,395,479

TOTAL LONG-TERM INVESTMENTS (cost $252,743,413)		286,011,532

SHORT-TERM INVESTMENTS — 7.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,490,107	6,490,107
PGIM Institutional Money Market Fund (cost $13,952,238; includes $13,949,661 of cash collateral for securities on loan)(b)(w)	13,959,034	13,952,054

TOTAL SHORT-TERM INVESTMENTS (cost $20,442,345)		20,442,161

TOTAL INVESTMENTS — 104.8% (cost $273,185,758)		306,453,693
Liabilities in excess of other assets — (4.8)%		(13,925,231)

NET ASSETS — 100.0%		$292,528,462

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,600,107; cash collateral of $13,949,661 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$12,471,225	$—
Austria	—	2,312,429	—
Belgium	—	3,341,506	—
Canada	1,646,552	—	—
China	1,470,148	1,853,104	—
France	—	9,025,470	—
Germany	—	21,287,722	—
Hong Kong	—	14,559,492	—
Japan	—	33,379,011	—
Macau	—	1,947,434	—
Singapore	—	10,468,910	—
Sweden	—	8,711,339	—
United Kingdom	—	14,141,711	—
United States	149,395,479	—	—
Affiliated Mutual Funds	20,442,161	—	—

Total	$172,954,340	$133,499,353	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Specialized REITs	12.9%
Retail REITs	12.0
Industrial REITs	11.9
Health Care REITs	11.5
Diversified REITs	10.4
Real Estate Operating Companies	10.3
Residential REITs	9.0
Diversified Real Estate Activities	8.0
Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	7.0
Office REITs	5.4

Casinos & Gaming	2.2%
Hotel & Resort REITs	1.5
Real Estate Development	1.4
Real Estate Services	0.8
Internet Services & Infrastructure	0.5

104.8
Liabilities in excess of other assets	(4.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$13,600,107	$(13,600,107)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $13,600,107:
Unaffiliated investments (cost $252,743,413)	$286,011,532
Affiliated investments (cost $20,442,345)	20,442,161
Foreign currency, at value (cost $519,626)	522,037
Dividends receivable	1,196,592
Tax reclaim receivable	794,162
Receivable for investments sold	657,480
Receivable for Portfolio shares sold	27,140
Receivable from affiliate	16,797
Prepaid expenses	7,185

Total Assets	309,675,086

LIABILITIES
Payable to broker for collateral for securities on loan	13,949,661
Payable for investments purchased	2,243,868
Payable to affiliate	698,979
Accrued expenses and other liabilities	152,147
Management fee payable	92,514
Distribution fee payable	7,882
Trustees’ fees payable	1,172
Affiliated transfer agent fee payable	401

Total Liabilities	17,146,624

NET ASSETS	$292,528,462

Net assets were comprised of: Partners’ Equity	$292,528,462

Net asset value and redemption price per share, $292,528,462 / 20,174,695 outstanding shares of beneficial interest	$14.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $310,954 foreign withholding tax, of which $59,637 is reimbursable by an affiliate)	$7,451,052
Income from securities lending, net (including affiliated income of $49,665)	60,325
Affiliated dividend income	40,751

Total income	7,552,128

EXPENSES
Management fee	2,145,725
Distribution fee	644,362
Custodian and accounting fees	158,624
Audit fee	45,962
Legal fees and expenses	25,264
Trustees’ fees	13,110
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,771
Miscellaneous	53,879

Total expenses	3,098,733
Less: Fee waiver and/or expense reimbursement	(131,450)

Net expenses	2,967,283

NET INVESTMENT INCOME (LOSS)	4,584,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(43,239))	(33,733,390)
Foreign currency transactions	51,345

(33,682,045)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(992))	3,344,773
Foreign currencies	7,129

3,351,902

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(30,330,143)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,745,298)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,584,845	$5,346,135
Net realized gain (loss) on investment and foreign currency transactions	(33,682,045)	37,260,633
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,351,902	32,726,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,745,298)	75,332,875

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,385,353 and 1,403,570 shares, respectively]	115,237,937	18,941,425
Portfolio shares purchased [13,107,361 and 5,660,676 shares, respectively]	(153,968,147)	(73,490,190)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(38,730,210)	(54,548,765)

CAPITAL CONTRIBUTIONS	—	8,141

TOTAL INCREASE (DECREASE)	(64,475,508)	20,792,251
NET ASSETS:
Beginning of year	357,003,970	336,211,719

End of year	$292,528,462	$357,003,970

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.9%

BANK LOANS — 4.8%
Aerospace & Defense — 0.0%
Spirit AeroSystems, Inc.,
Initial Term Loan, 1 Month LIBOR + 5.250%
6.000%(c)	01/15/25	153	$154,339

Auto Manufacturers — 0.1%
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
3.660%(c)	11/06/24	1,000	997,812

Auto Parts & Equipment — 0.0%
Adient US LLC,
Initial Term Loan,1 - 3 Month LIBOR + 4.250%
4.430%(c)	05/06/24	262	261,418
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
3.000%(c)	04/06/24	11	10,368

			271,786

Biotechnology — 0.1%
Concordia International Corp. (Canada),
Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	09/06/24	453	439,090

Building Materials — 0.0%
CP Atlas Buyer, Inc.,
Initial Tranche B-1 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	106	106,433
Initial Tranche B-2 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	35	35,011
U.S. Concrete, Inc.,
Term Loan
—%(p)	05/01/25^	225	222,750

			364,194

Chemicals — 0.4%
Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
2.004%(c)	06/01/24	196	194,195
Nouryon USA LLC (Netherlands),
Initial Dollar Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	10/01/25	494	487,138
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
4.233%(c)	06/26/25	688	686,207
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%
8.733%(c)	06/26/26	1,971	1,946,609

			3,314,149

Commercial Services — 0.1%
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23	306	304,269
Sabre GLBL, Inc.,
Term Loan
—%(p)	12/17/27	218	218,735

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (cont’d.)
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
4.647%(c)	08/27/25	299	$298,636

			821,640

Computers — 0.2%
Everi Payments, Inc.,
Term Loan, 1 Month LIBOR + 10.500%
11.500%(c)	05/09/24^	50	51,492
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.898%(c)	09/30/24	1,966	1,965,085

			2,016,577

Electric — 0.2%
Calpine Corp.,
2020 Term Loan, 1 Month LIBOR + 2.500%
2.650%(c)	12/16/27	451	448,084
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
7.000%(c)	07/30/26	1,576	1,479,470

			1,927,554

Engineering & Construction — 0.0%
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 3 Month LIBOR + 12.000%
13.000%(c)	10/06/23^	34	39,241

Entertainment — 0.6%
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%
7.000%(c)	12/10/24	1,615	1,623,075
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24	2,433	2,373,076
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%
9.000%(c)	05/11/26	299	316,037
UFC Holdings LLC,
Term B Loan, 3 Month LIBOR + 3.250%
4.250%(c)	04/29/26	311	309,971

			4,622,159

Foods — 0.1%
Moran Foods LLC,
Term Loan
—%(p)	03/12/24	341	340,060
—%(p)	10/01/24^	391	340,323
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/22/25	146	145,451

			825,834

Healthcare-Services — 0.1%
US Renal Care, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 5.000%
5.147%(c)	06/26/26	441	437,969

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.153%(c)	03/02/27	139	$137,957

Machinery-Diversified — 0.1%
Titan Acquisition Ltd. (Canada),
Initial Term Loan, 6 Month LIBOR + 3.000%
3.267%(c)	03/28/25	100	97,237
Verticcal US Newco, Inc.,
Facility B (USD) Loan, 6 Month LIBOR + 4.250%
4.567%(c)	07/30/27	281	282,029

			379,266

Media — 0.2%
Banijay Group US Holding, Inc. (France),
Facility B (USD), 1 Month LIBOR + 3.750%
3.903%(c)	03/03/25	40	39,302
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	05/01/26	436	427,977
Second Amendment Incremental Term Loan, 1 Month LIBOR + 4.000%
4.750%(c)	05/01/26	499	495,838
ION Media Networks, Inc.,
Term B-4 Loans, 1 Month LIBOR + 3.000%
3.188%(c)	12/17/24	359	358,492
Meredith Corp.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
2.647%(c)	01/31/25	221	218,287
Tranche B-3 Term Loan, 3 Month LIBOR + 4.250%
5.250%(c)	01/31/25	274	275,335

			1,815,231

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/15/22^	26	13,188

Oil & Gas — 0.5%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25	885	960,225
California Resources Corp.,
Term Loan
—%(p)	10/27/25	251	249,095
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)
9.000%(c)	06/24/24	2,875	2,314,375
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%
8.000%(c)	08/01/23	247	228,004
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 6.500%
6.833%(c)	03/28/24	560	553,911

			4,305,610

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
2.149%(c)	10/01/22	78	77,496

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Packaging & Containers (cont’d.)
Graham Packaging,
Initial Term Loan, 1 Month LIBOR + 3.750%
4.500%(c)	08/04/27	362	$363,245
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	02/06/23	97	96,601

			537,342

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.148%(c)	06/02/25	610	607,253
Mallinckrodt International Finance SA,
2017 Term B Loan, 1 Month LIBOR + 4.750%
5.500%(c)	09/24/24	454	427,095
2018 Incremental Term Loan, 1 - 3 Month LIBOR + 3.000%
5.750%(c)	02/24/25	138	129,782
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	575	574,281

			1,738,411

Retail — 0.3%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.647%(c)	12/18/26^	631	529,823
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26	532	515,732
Harbor Freight Tools USA, Inc.,
2020 Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	10/19/27	350	349,529
IRB Holding Corp.,
Term Loan
—%(p)	12/15/27	310	309,535
PetSmart, Inc.,
Tranche B-2 Loan, 3 Month LIBOR + 3.500%
4.500%(c)	03/11/22	522	520,876
Steinway Musical Instruments, Inc.,
First Lien Term Loan B, 3 Month LIBOR + 3.750%
4.750%(c)	02/13/25	83	79,844
White Cap Buyer LLC,
Initial Closing Date Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	10/19/27	552	551,425

			2,856,764

Software — 0.9%
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.000%(c)	07/12/24	115	114,250
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/02/25	438	436,265
Camelot Co. (Luxembourg),
Amendment No 2 Incremental Term Loans, 1 Month LIBOR + 3.000%
4.000%(c)	10/30/26	260	259,350

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (cont’d.)
Championx Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
8.250%(c)	06/13/25	1,075	$1,075,448
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 3.750%
3.898%(c)	02/06/26	997	996,490
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	12/01/27	1,478	1,479,194
Informatica LLC,
Dollar 2020 Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	02/25/27	91	90,625
Second Lien Initial Loan
7.125%	02/25/25	400	406,500
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%
7.400%(c)	03/03/28	1,650	1,664,438
Term Loan B-3, 1 Month LIBOR + 3.750%
3.900%(c)	06/30/26	1,146	1,127,053

			7,649,613

Telecommunications — 0.6%
CCI Buyer, Inc.,
Term Loan
—%(p)	12/17/27	255	255,392
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.397%(c)	03/15/27	248	244,780
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
4.250%(c)	10/02/24	346	345,981
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	07/13/21	498	507,140
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/10/24	1,694	1,631,103
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%
4.897%(c)	06/10/27	1,918	1,917,470
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	03/09/27	294	291,622

			5,193,488

TOTAL BANK LOANS (cost $40,934,362)			40,859,214

CONVERTIBLE BONDS — 0.1%
Media — 0.1%
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30	368	281,892
4.000%	11/15/29	503	383,638

			665,530

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
Telecommunications — 0.0%
Digicel Group 0.5 Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
7.000%	—	(rr)	45	$12,447

TOTAL CONVERTIBLE BONDS (cost $612,031)				677,977

CORPORATE BONDS — 87.9%
Advertising — 0.5%
Lamar Media Corp.,
Gtd. Notes
4.000%	02/15/30		345	357,898
National CineMedia LLC,
Sr. Sec’d. Notes, 144A
5.875%	04/15/28		425	357,441
Sr. Unsec’d. Notes
5.750%	08/15/26		1,365	996,632
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	(a)	385	395,004
6.250%	06/15/25		105	111,237
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		1,870	2,070,803

				4,289,015

Aerospace & Defense — 1.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.150%	05/01/30		1,225	1,482,861
5.805%	05/01/50		1,575	2,166,281
5.930%	05/01/60		1,100	1,554,794
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		525	577,412
5.950%	02/01/37		245	296,133
6.750%	01/15/28	(a)	483	590,221
6.875%	05/01/25		815	961,003
Rolls-Royce PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	10/15/27	(a)	600	665,640
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25		945	1,017,316
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23		775	875,585
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26		75	79,418
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		1,157	1,232,945
Triumph Group, Inc.,
Sr. Sec’d. Notes, 144A
8.875%	06/01/24	(a)	450	493,809

				11,993,418

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.3%
Vector Group Ltd.,
Gtd. Notes, 144A
10.500%	11/01/26		450	$486,076
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,575	1,600,624

				2,086,700

Airlines — 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		680	741,645
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	(a)	234	232,322

				973,967

Apparel — 0.3%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26	(a)	750	812,584
William Carter Co. (The),
Gtd. Notes, 144A
5.500%	05/15/25		400	425,026
5.625%	03/15/27		450	473,634
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
5.000%	09/01/26		640	651,493
6.375%	05/15/25		490	523,061

				2,885,798

Auto Manufacturers — 2.5%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29	(a)	775	858,699
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	2,500	2,533,804
5.291%	12/08/46		1,650	1,724,639
9.000%	04/22/25	(a)	2,630	3,225,077
9.625%	04/22/30	(a)	747	1,056,500
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.370%	11/17/23		910	928,239
3.375%	11/13/25		236	241,133
4.000%	11/13/30		289	303,636
4.125%	08/17/27	(a)	1,110	1,160,381
4.271%	01/09/27		1,250	1,311,082
4.542%	08/01/26		1,625	1,729,968
5.125%	06/16/25		320	347,688
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26		1,375	1,446,449
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
7.750%	10/15/25	(a)	575	622,496
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/26		219	232,343

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25		1,700	$1,781,617
Sr. Sec’d. Notes, 144A
9.500%	05/01/25		375	421,027
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28		675	746,433

				20,671,211

Auto Parts & Equipment — 1.7%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	1,985	2,036,760
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26		365	397,282
9.000%	04/15/25		480	536,861
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	1,335	1,386,523
6.250%	03/15/26	(a)	2,503	2,591,569
6.500%	04/01/27	(a)	450	473,597
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25		375	440,833
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)	675	724,559
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		930	857,326
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	(a)	1,740	1,822,650
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		520	551,708
5.500%	12/15/24		15	15,365
5.625%	06/15/28		615	662,919
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26		60	55,080
5.375%	12/15/24	(a)	255	246,028
Sr. Sec’d. Notes, 144A
7.875%	01/15/29		250	280,698
Titan International, Inc.,
Sr. Sec’d. Notes
6.500%	11/30/23		900	834,284

				13,914,042

Banks — 0.3%
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)	308	348,683

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.750%(ff)	—	(rr)	330	$353,963
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24		625	681,972
Citigroup, Inc.,
Jr. Sub. Notes, Series R, 3 Month LIBOR + 4.478% (Cap N/A, Floor
0.000%)
4.699%(c)	—	(rr)	370	370,511
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26		425	449,138
Natwest Group PLC (United Kingdom),
Jr. Sub. Notes
8.625%(ff)	—	(rr)	225	233,408
Sub. Notes
6.000%	12/19/23		250	285,229

				2,722,904

Biotechnology — 0.1%
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28		485	502,096

Building Materials — 1.7%
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		15	15,316
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	06/01/27		175	189,867
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	(a)	750	797,509
8.000%	04/15/26	(a)	1,275	1,339,325
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25		50	54,027
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)	1,465	1,555,625
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		500	512,676
4.875%	12/15/27	(a)	365	385,164
Sr. Sec’d. Notes, 144A
6.250%	05/15/25		125	134,722
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		225	235,393
Patrick Industries, Inc.,
Gtd. Notes, 144A
7.500%	10/15/27		400	436,009
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		750	783,488

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31		425	$430,581
4.375%	07/15/30		1,695	1,813,792
4.750%	01/15/28		1,690	1,784,116
5.000%	02/15/27		540	565,258
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25		112	113,764
5.250%	01/15/29		1,037	1,089,186
6.500%	03/15/27		750	797,511
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		584	601,935
Gtd. Notes, 144A
5.125%	03/01/29		750	772,192

				14,407,456

Chemicals — 2.7%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,175	1,561,541
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23	(a)	700	706,458
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		1,125	1,129,730
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
4.750%	06/15/27		220	233,750
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)	2,911	3,012,042
Gtd. Notes, 144A
5.750%	11/15/28		725	740,131
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		1,005	885,470
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23	(a)	897	901,684
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28		485	499,000
HB Fuller Co.,
Sr. Unsec’d. Notes
4.250%	10/15/28		225	231,060
Hexion, Inc.,
Gtd. Notes, 144A
7.875%	07/15/27		960	1,028,934
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28		250	251,222
Minerals Technologies, Inc.,
Gtd. Notes, 144A
5.000%	07/01/28		250	261,791

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Nouryon Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	10/01/26	(a)	975	$1,039,422
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		275	287,115
5.000%	05/01/25		538	568,625
5.250%	06/01/27	(a)	873	931,556
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
5.250%	11/01/24		250	259,022
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27		255	266,668
Sr. Unsec’d. Notes, 144A
9.500%	06/01/25	(a)	160	199,387
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		893	908,271
Rayonier AM Products, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	01/15/26		25	26,053
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		1,810	1,496,188
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25	(a)	303	309,991
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25		1,180	1,224,968
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	320	333,423
Sr. Sec’d. Notes, 144A
6.500%	05/01/25		1,280	1,368,530
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		300	307,619
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,068	1,009,205
Sr. Sec’d. Notes, 144A
9.500%	07/01/25		325	355,558
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A
4.875%	06/15/27		375	398,723

				22,733,137

Commercial Services — 4.5%
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32	(a)	860	931,641
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		642	468,907

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		846	$901,668
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		1,352	1,468,739
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		175	179,351
4.625%	10/01/27		175	183,181
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25	(a)	608	614,082
5.750%	07/15/27		227	230,747
6.375%	04/01/24	(a)	415	423,382
Sr. Sec’d. Notes, 144A
10.500%	05/15/25		355	417,713
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27	(a)	1,495	1,567,824
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30		690	726,541
4.500%	07/01/28		490	517,239
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		664	709,300
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24	(d)	484	255,713
6.000%	01/15/28	(d)	379	204,933
7.125%	08/01/26	(d)	255	135,432
Sec’d. Notes, 144A
7.625%	06/01/22	(d)	69	68,026
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25	(a)	2,470	2,616,187
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	1,026	1,058,572
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		698	699,763
5.625%	10/01/28		1,190	1,294,010
5.875%	10/01/30		125	141,435
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		520	570,361
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)	5,041	5,512,582
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		290	309,114
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/25		980	1,168,118

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Service Corp. International,
Sr. Unsec’d. Notes
3.375%	08/15/30		180	$187,100
4.625%	12/15/27		380	405,743
5.125%	06/01/29		635	705,967
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A
4.625%	11/01/26		230	238,237
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	806	693,050
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		750	788,087
4.875%	01/15/28		3,795	4,062,848
5.250%	01/15/30		3,470	3,864,969
5.875%	09/15/26		586	620,181
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		2,320	2,521,585

				37,462,328

Computers — 1.4%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		3,235	3,493,329
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		142	142,245
Sr. Sec’d. Notes, 144A
6.020%	06/15/26	(a)	675	823,622
6.100%	07/15/27		125	155,254
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25	(a)	1,111	1,150,000
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23		935	286,403
MTS Systems Corp.,
Gtd. Notes, 144A
5.750%	08/15/27		205	222,288
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28		560	589,902
5.250%	10/01/30		200	214,851
5.750%	09/01/27		1,850	1,963,349
6.125%	09/01/29		215	238,471
8.125%	04/15/25		175	194,595
Presidio Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	02/01/27		150	158,744
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		175	185,822
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		1,900	1,960,386

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	300	$332,503

				12,111,764

Cosmetics/Personal Care — 0.1%
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28		660	708,759

Distribution/Wholesale — 0.5%
Avient Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/15/25		175	185,700
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%
8.625%	09/15/24		1,125	1,148,085
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		1,300	1,309,033
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		118	118,854
5.500%	10/15/27	(a)	561	591,758
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		465	440,059
Sr. Unsec’d. Notes, 144A
13.125%	11/15/27	(a)	215	172,996

				3,966,485

Diversified Financial Services — 2.2%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
4.750%	12/15/24		650	657,101
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	(a)	320	469,783
Sub. Notes
5.750%	11/20/25	(a)	1,165	1,355,443
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	07/15/24		590	624,916
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		311	277,423
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
3.480%(cc)	12/21/65		1,206	839,268
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		805	832,251
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30		925	967,653
6.000%	01/15/27		1,175	1,250,168

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Navient Corp.,
Sr. Unsec’d. Notes
6.500%	06/15/22		450	$474,878
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		615	654,033
OneMain Finance Corp.,
Gtd. Notes
4.000%	09/15/30		350	362,968
5.375%	11/15/29		300	334,960
6.625%	01/15/28	(a)	1,020	1,214,850
6.875%	03/15/25		450	523,116
7.125%	03/15/26		3,828	4,495,052
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
5.375%	10/15/25		675	712,983
Quicken Loans LLC,
Gtd. Notes, 144A
5.250%	01/15/28	(a)	990	1,057,624
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29		1,050	1,070,990
3.875%	03/01/31	(a)	575	596,282

				18,771,742

Electric — 2.5%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		620	641,703
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		900	923,730
5.000%	02/01/31		1,000	1,043,439
5.125%	03/15/28		5,576	5,871,810
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Gtd. Notes, 144A
9.000%	12/01/23		214	203,572
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A
13.000%	06/01/24		761	608,266
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		143	153,003
4.500%	09/15/27	(a)	275	306,901
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		1,513	1,598,696
Gtd. Notes, 144A
5.250%	06/15/29	(a)	1,127	1,238,867
Sr. Unsec’d. Notes, 144A
3.625%	02/15/31		675	694,982
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	1,350	1,442,216
5.250%	07/01/30	(a)	1,910	2,104,823
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes
5.000%	12/31/21^		3,975	3,975

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Sec’d. Notes, 144A
5.000%	10/10/99^		6,875	$10,312
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		374	398,402
5.500%	09/01/26		2,295	2,395,726
5.625%	02/15/27		1,272	1,352,262

				20,992,685

Electrical Components & Equipment — 0.6%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.750%	06/15/28	(a)	500	526,129
7.750%	01/15/27		1,185	1,316,719
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24		205	210,169
Gtd. Notes, 144A
7.125%	06/15/25		1,020	1,121,385
7.250%	06/15/28		1,325	1,505,003

				4,679,405

Electronics — 0.1%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25		275	293,839
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		512	567,602
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		175	181,286

				1,042,727

Energy-Alternate Sources — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A
6.500%	01/15/26		775	825,926
TerraForm Power Operating LLC,
Gtd. Notes, 144A
5.000%	01/31/28		205	230,222

				1,056,148

Engineering & Construction — 0.4%
AECOM,
Gtd. Notes
5.125%	03/15/27		100	111,143
5.875%	10/15/24		975	1,082,340
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		780	817,867
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A
9.033%	12/04/25		350	389,354

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
TopBuild Corp.,
Gtd. Notes, 144A
5.625%	05/01/26		850	$880,019

				3,280,723

Entertainment — 3.6%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26		2,396	523,683
Sr. Sec’d. Notes, 144A
10.500%	04/24/26	(a)	464	314,644
Bally’s Corp.,
Gtd. Notes, 144A
6.750%	06/01/27		1,525	1,639,979
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25		143	150,097
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		605	644,180
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	(a)	400	442,730
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)	2,550	2,574,072
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		883	935,325
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		150	158,377
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	(a)	400	411,713
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes
5.375%	04/15/27		18	18,452
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	(d)	635	335,067
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		244	232,863
Sr. Sec’d. Notes, 144A
8.750%	05/01/25	(a)	465	507,045
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23		554	562,576
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		273	307,757
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24	(a)	340	320,297

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		1,650	$1,767,523
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/29		200	215,266
6.250%	01/15/27	(a)	1,125	1,287,610
6.500%	02/15/25	(a)	1,000	1,119,577
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24	(a)	1,050	1,077,311
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		400	409,811
5.625%	03/15/26		398	409,632
Sr. Sec’d. Notes, 144A
6.500%	05/15/27		930	1,040,470
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A
5.750%	06/15/26		200	209,986
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27	(a)	625	636,814
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		500	536,174
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)	1,825	1,907,131
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		250	268,389
8.250%	03/15/26		2,250	2,423,140
8.625%	07/01/25		800	876,282
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		1,106	1,107,104
5.500%	04/15/27	(a)	739	761,569
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	(a)	640	694,373
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		405	426,898
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25		775	830,872
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.875%	07/15/30	(a)	1,100	1,168,632
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		288	301,132
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25	(a)	699	756,819

				30,311,372

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.750%	08/01/25	(a)		700	$717,746

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	04/01/25	(a)		375	385,506
5.000%	02/01/28	(a)		400	421,434

					806,940

Foods — 2.5%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26			500	508,270
3.500%	03/15/29			1,000	1,009,244
4.625%	01/15/27			3,550	3,770,339
7.500%	03/15/26			262	292,780
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)		325	335,726
5.250%	09/15/27	(a)		375	398,000
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28			400	398,961
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25			385	393,100
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,773	1,830,905
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29			400	465,553
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30			800	918,645
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25			1,220	1,338,739
4.625%	01/30/29			1,010	1,153,236
5.000%	06/04/42	(a)		323	378,313
Gtd. Notes, 144A
4.625%	10/01/39			63	70,046
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)		359	374,454
4.875%	05/15/28			350	392,781
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26			65	74,671
8.000%	05/01/31			190	232,028
Picard Bondco SA (Luxembourg),
Gtd. Notes
5.500%	11/30/24		EUR	100	125,258
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25			1,715	1,759,642
5.875%	09/30/27			400	433,659

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30	(a)	819	$861,422
5.000%	08/15/26		991	1,024,775
5.500%	12/15/29	(a)	1,245	1,360,798
5.625%	01/15/28		15	16,023
SEG Holding LLC/SEG Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/28		25	26,401
US Foods, Inc.,
Gtd. Notes, 144A
5.875%	06/15/24	(a)	950	961,665

				20,905,434

Gas — 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		2,013	2,225,353
5.625%	05/20/24		1,185	1,295,186
5.750%	05/20/27		123	140,281
5.875%	08/20/26		1,303	1,461,039

				5,121,859

Hand/Machine Tools — 0.1%
Colfax Corp.,
Gtd. Notes, 144A
6.375%	02/15/26		540	577,270

Healthcare-Services — 5.1%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23	(a)	325	325,875
Gtd. Notes, 144A
5.500%	07/01/28	(a)	455	489,097
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26		274	278,036
5.000%	07/15/27		41	43,280
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		300	316,186
4.250%	12/15/27		1,635	1,740,196
4.625%	12/15/29		1,527	1,694,186
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.625%	01/15/24		500	521,581
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		1,629	1,653,040
4.625%	06/01/30		1,085	1,153,732
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		1,200	1,257,083
4.625%	04/01/31		125	132,542
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26		205	128,082

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		3,150	$3,330,829
5.375%	02/01/25		2,560	2,876,826
5.625%	09/01/28		3,158	3,723,478
5.875%	02/15/26		2,505	2,884,779
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27		925	984,183
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27	(a)	315	337,511
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		325	346,739
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	(a)	2,400	2,625,929
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	83	84,594
10.000%	04/15/27	(a)	935	1,028,928
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28		2,400	2,498,926
Sec’d. Notes
5.125%	05/01/25	(a)	450	458,645
Sec’d. Notes, 144A
6.250%	02/01/27		2,304	2,428,836
Sr. Sec’d. Notes
4.625%	07/15/24		2,146	2,198,555
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		1,264	1,311,904
4.875%	01/01/26		1,803	1,884,150
5.125%	11/01/27		1,000	1,060,076
Sr. Unsec’d. Notes
6.875%	11/15/31		2,400	2,500,536
7.000%	08/01/25	(a)	800	826,908

				43,125,248

Home Builders — 2.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25		1,200	1,248,194
9.875%	04/01/27		1,039	1,167,080
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		1,775	1,865,368
6.750%	03/15/25		1,400	1,456,972
7.250%	10/15/29		375	422,841
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
4.875%	02/15/30		675	697,748
6.250%	09/15/27		1,100	1,168,319
6.375%	05/15/25		900	924,669

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		750	$800,159
Forestar Group, Inc.,
Gtd. Notes, 144A
5.000%	03/01/28		425	437,772
8.000%	04/15/24		675	710,470
KB Home,
Gtd. Notes
4.800%	11/15/29		161	177,024
Lennar Corp.,
Gtd. Notes
5.000%	06/15/27		305	360,555
5.875%	11/15/24		400	462,606
M/I Homes, Inc.,
Gtd. Notes
5.625%	08/01/25		850	882,599
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,000	1,068,086
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		1,000	1,117,260
New Home Co., Inc. (The),
Gtd. Notes, 144A
7.250%	10/15/25		200	205,202
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/28		450	465,204
4.750%	04/01/29		50	51,560
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26		275	282,870
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28	(a)	550	622,523
6.625%	07/15/27		3,075	3,330,542
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		235	263,155
TRI Pointe Group, Inc.,
Gtd. Notes
5.700%	06/15/28		170	192,105

				20,380,883

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		1,038	1,077,070

Household Products/Wares — 0.4%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	(a)	418	429,246
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30		550	575,189

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Household Products/Wares (cont’d.)
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Sr. Sec’d. Notes, 144A
5.000%	12/31/26		125	$130,377
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28	(a)	320	340,634
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		237	244,699
6.125%	12/15/24		443	452,968
Gtd. Notes, 144A
5.000%	10/01/29		565	607,013
5.500%	07/15/30		425	460,156

				3,240,282

Housewares — 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26		915	1,008,803
5.875%	04/01/36		310	376,906
6.000%	04/01/46		240	306,511
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.500%	10/15/29		76	81,782

				1,774,002

Internet — 0.7%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28		890	901,525
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27		250	251,527
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28		1,200	1,254,073
MYT Holding LLC,
Sr. Sec’d. Notes, 144A, Cash coupon 7.500% or PIK 7.500%
7.500%	09/25/25		159	159,256
Netflix, Inc.,
Sr. Unsec’d. Notes
5.875%	11/15/28		528	632,586
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30		1,590	1,830,762
5.375%	11/15/29		540	635,928
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		575	608,774

				6,274,431

Investment Companies — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.750%	09/15/24		570	593,917

Iron/Steel — 0.4%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27	(a)	785	826,904

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (cont’d.)
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29		1,160	$1,253,567
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		67	70,561
5.375%	07/15/27		181	190,887
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/25		685	792,861

				3,134,780

Leisure Time — 0.3%
Carnival Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	03/01/26		25	27,228
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25	(a)	363	338,283
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A
10.250%	02/01/26		510	600,786
12.250%	05/15/24		125	150,695
Sr. Unsec’d. Notes, 144A
3.625%	12/15/24	(a)	325	299,688
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/23	(a)	635	722,009

				2,138,689

Lodging — 2.2%
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		580	603,606
6.375%	04/01/26	(a)	725	752,238
Gtd. Notes, 144A
8.625%	06/01/25		250	277,789
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30		1,084	1,188,964
5.125%	05/01/26		1,506	1,561,417
Gtd. Notes, 144A
4.000%	05/01/31	(a)	900	949,070
5.375%	05/01/25		150	160,263
5.750%	05/01/28		175	191,061
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes
6.125%	12/01/24		219	228,477
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		555	584,998
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		590	690,134

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Marriott Ownership Resorts, Inc.,
Gtd. Notes
4.750%	01/15/28		12	$12,188
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26		405	423,230
Gtd. Notes, 144A
6.500%	09/15/26		277	289,465
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		645	682,167
4.750%	10/15/28		675	722,784
5.500%	04/15/27	(a)	553	616,147
5.750%	06/15/25		1,030	1,139,042
6.750%	05/01/25		1,675	1,812,384
7.750%	03/15/22	(a)	1,595	1,699,687
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28		945	951,348
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
6.000%	04/01/27		197	221,364
6.600%	10/01/25		164	185,555
Sr. Sec’d. Notes, 144A
4.625%	03/01/30		350	369,790
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	995	1,038,834
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	(a)	400	408,958
5.500%	01/15/26		400	415,646
5.625%	08/26/28		200	208,929

				18,385,535

Machinery-Construction & Mining — 0.1%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		230	238,859
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		795	819,021

				1,057,880

Machinery-Diversified — 0.3%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A
6.500%	06/15/23		205	208,494
Sr. Unsec’d. Notes, 144A
4.125%	12/15/28		150	152,377
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28		125	126,366
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		1,825	1,899,578

				2,386,815

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 9.4%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)	960	$982,605
7.500%	05/15/26		1,180	1,242,634
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25	(a)	1,125	1,161,428
5.000%	04/01/24	(a)	335	341,615
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		1,835	1,933,802
4.500%	05/01/32		2,615	2,791,662
4.750%	03/01/30		4,006	4,322,910
5.000%	02/01/28		3,050	3,220,571
5.125%	05/01/27		3,470	3,679,450
5.375%	06/01/29		550	603,353
5.500%	05/01/26		2,802	2,908,376
5.750%	02/15/26		3,216	3,321,162
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	4,710	4,774,248
Sr. Sec’d. Notes, 144A
5.125%	08/15/27		1,627	1,663,755
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		740	729,710
4.125%	12/01/30		500	522,457
5.375%	02/01/28		455	486,193
5.500%	05/15/26		200	208,168
5.500%	04/15/27		1,410	1,495,104
6.500%	02/01/29		2,805	3,163,560
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,825	1,908,737
5.750%	01/15/30		400	438,402
7.500%	04/01/28		425	480,386
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		4,250	2,570,923
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		1,769	1,437,578
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	3,474	3,640,795
6.750%	06/01/21		277	282,513
7.375%	07/01/28		750	801,663
7.750%	07/01/26	(a)	4,411	4,937,821
Entercom Media Corp.,
Gtd. Notes, 144A
7.250%	11/01/24	(a)	355	355,579
Sec’d. Notes, 144A
6.500%	05/01/27	(a)	505	513,165
Gray Television, Inc.,
Gtd. Notes, 144A
4.750%	10/15/30		650	662,450
5.875%	07/15/26	(a)	1,028	1,077,682
7.000%	05/15/27		675	738,949

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27	(a)	1,653	$1,762,837
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		953	1,004,273
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	900	881,644
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	(a)	350	366,040
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27	(a)	1,260	1,354,847
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28		1,267	1,326,649
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26		425	438,258
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28		575	604,133
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29		250	260,114
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31		200	209,782
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	(a)	385	402,270
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.875%	03/15/26	(a)	1,245	1,284,051
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30	(a)	995	1,058,995
4.625%	07/15/24		226	234,271
5.000%	08/01/27	(a)	868	921,024
5.375%	07/15/26		161	168,211
5.500%	07/01/29		125	137,814
TEGNA, Inc.,
Gtd. Notes, 144A
4.750%	03/15/26		200	213,120
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26		150	156,779
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)	2,770	2,801,645
6.625%	06/01/27		1,330	1,428,038
UPC Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/28		230	242,760
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		186	192,707
6.250%(ff)	02/28/57		444	498,434

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27		950	$1,008,674
5.375%	06/15/24		55	60,665
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29		955	1,036,074

				79,453,515

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
5.000%	09/30/27		80	84,249

Mining — 2.5%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	(a)	905	989,695
6.750%	09/30/24		252	262,506
7.000%	09/30/26		400	426,983
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28	(a)	1,195	1,288,523
Sr. Sec’d. Notes, 144A
6.000%	05/15/25		310	331,306
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26	(a)	1,450	1,487,430
6.625%	03/01/25	(a)	1,425	1,455,952
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A
9.500%	06/01/24	(a)	915	1,013,463
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		600	615,593
6.875%	03/01/26		1,000	1,045,105
6.875%	10/15/27		325	352,237
7.250%	04/01/23		700	721,473
7.500%	04/01/25		1,125	1,170,952
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27		330	366,498
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28		200	209,599
4.250%	03/01/30		1,355	1,459,379
4.625%	08/01/30	(a)	525	578,392
5.450%	03/15/43		740	921,646
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		640	698,586
Hudbay Minerals, Inc. (Peru),
Gtd. Notes, 144A
6.125%	04/01/29		575	621,825
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A
5.750%	10/15/28	(a)	750	760,133

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28		625	$648,878
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25		295	306,803
Sr. Unsec’d. Notes, 144A
7.500%	07/15/27		970	1,074,119
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30	(a)	775	835,193
5.875%	09/30/26		1,570	1,644,271

				21,286,540

Miscellaneous Manufacturing — 1.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		375	398,274
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30		545	576,083
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.450%	05/01/34		75	65,597
7.500%	12/01/24		2,175	2,083,769
7.500%	03/15/25		1,875	1,747,848
7.875%	04/15/27		4,275	3,930,600
8.750%	12/01/21		700	727,932
FGI Operating Co. LLC,
Notes
0.000%	05/15/22^		108	—

				9,530,103

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29		520	529,398
4.250%	04/01/28	(a)	690	727,767

				1,257,165

Oil & Gas — 6.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24	(d)	5,175	3,416
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,050	985,728
5.125%	12/01/22	(a)	975	974,794
5.625%	06/01/23		2,023	1,977,810
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		325	330,712
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28		225	234,089
4.625%	11/15/25	(a)	1,190	1,253,180
4.750%	04/15/43		200	207,456
4.875%	11/15/27		765	810,940
5.100%	09/01/40		575	621,052

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.250%	02/01/42		50	$53,890
5.350%	07/01/49		75	77,368
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27		465	517,313
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		1,925	1,830,868
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		17	9,750
6.250%	04/15/23		240	155,161
6.375%	07/01/26		78	40,358
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.375%	07/15/25	(a)	645	727,085
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25	(d)	111	17,760
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		1,900	1,778,222
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		600	603,108
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		2,000	2,148,437
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26	(a)	610	660,639
Gtd. Notes, 144A
7.500%	05/15/25		314	321,296
Continental Resources, Inc.,
Gtd. Notes
4.900%	06/01/44		75	74,142
5.000%	09/15/22	(a)	1,000	1,002,136
Gtd. Notes, 144A
5.750%	01/15/31	(a)	1,174	1,303,519
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		306	312,140
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	12/15/25		1,200	1,271,452
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		250	256,383
5.750%	01/30/28		1,180	1,269,126
6.625%	07/15/25		160	171,455
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	(a)	1,275	1,264,180
5.000%	01/15/29		150	158,101
7.875%	02/01/25	(a)	845	964,026
8.750%	02/01/30		100	122,709

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26	(d)	2,075	$367,227
7.375%	05/15/24	(d)	800	140,230
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24	(d)	155	104,232
6.375%	05/15/25	(d)	59	39,751
6.375%	01/15/26	(d)	542	359,331
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		493	490,457
5.750%	10/01/25		876	883,007
6.250%	11/01/28	(a)	475	485,640
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		117	114,616
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24		200	201,985
7.125%	02/01/27		1,461	1,509,838
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	694	714,808
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26		470	329,221
7.500%	01/15/28		725	495,603
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25		2,325	1,209,550
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	08/15/22		1,024	1,030,246
2.700%	02/15/23		700	700,606
2.900%	08/15/24	(a)	1,750	1,686,982
4.400%	04/15/46		75	64,979
4.625%	06/15/45		50	43,569
5.550%	03/15/26		525	547,512
5.875%	09/01/25		75	79,803
6.125%	01/01/31		375	401,434
6.625%	09/01/30	(a)	970	1,052,533
6.950%	07/01/24		250	271,879
8.000%	07/15/25	(a)	1,095	1,245,800
8.500%	07/15/27	(a)	545	629,309
8.875%	07/15/30		75	88,394
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		620	665,117
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		425	489,175
6.500%	02/01/38		970	1,081,634
6.625%	08/15/37		100	111,485
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		180	187,277
5.375%	01/15/25		255	262,123

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.625%	10/15/27		312	$341,610
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
6.000%	02/15/28		190	108,669
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	(a)	635	627,097
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		39	33,711
Gtd. Notes, 144A
7.125%	01/15/26		1,936	1,689,589
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		97	102,306
5.625%	03/01/26		192	210,617
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		900	849,505
5.000%	03/15/23		244	239,125
9.250%	02/01/26		2,170	2,267,534
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Gtd. Notes, 144A
8.250%	02/15/25		406	186,694
SM Energy Co.,
Sr. Unsec’d. Notes
6.625%	01/15/27		137	108,562
6.750%	09/15/26		65	52,962
Southwestern Energy Co.,
Gtd. Notes
6.450%	01/23/25	(a)	785	818,870
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	02/15/26		675	694,595
5.875%	03/15/28		25	26,950
6.000%	04/15/27		415	440,919
Gtd. Notes, 144A
4.500%	05/15/29		350	363,777
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		339	321,319
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		154	140,041
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25		1,750	880,137
7.500%	01/15/26		800	367,393
8.000%	02/01/27		750	359,856
11.500%	01/30/27		138	99,931
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		501	358,694
WPX Energy, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/30		395	418,929
5.250%	09/15/24	(a)	690	751,188
5.250%	10/15/27		875	927,227

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.750%	06/01/26	(a)	300	$315,246
5.875%	06/15/28		500	544,919

				57,243,126

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		53	57,031
Oceaneering International, Inc.,
Sr. Unsec’d. Notes
6.000%	02/01/28		190	169,952
Telford Offshore Ltd. (United Arab Emirates),
Sec’d. Notes, Cash coupon 12.000% or PIK N/A
12.000%	—	(rr)	549	19,229

				246,212

Packaging & Containers — 1.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	(a)	925	984,404
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		221	228,946
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		250	260,967
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27	(a)	2,325	2,439,098
Ball Corp.,
Gtd. Notes
2.875%	08/15/30		500	500,199
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		515	552,799
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28		155	170,506
Greif, Inc.,
Gtd. Notes, 144A
6.500%	03/01/27		259	273,955
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26		225	227,650
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26		680	735,013
Sr. Unsec’d. Notes, 144A
10.500%	07/15/27		240	270,451
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	(a)	810	825,295
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	735	746,007
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.625%	05/13/27	(a)	875	948,113

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		970	$994,619
5.125%	07/15/23	(a)	342	346,195
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		250	256,250
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		650	686,916

				11,447,383

Pharmaceuticals — 2.6%
AdaptHealth LLC,
Gtd. Notes, 144A
6.125%	08/01/28		365	392,480
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29		100	102,647
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		1,705	1,897,072
9.250%	04/01/26		3,823	4,267,754
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		1,371	1,411,921
5.000%	02/15/29		300	308,439
5.250%	01/30/30	(a)	2,376	2,490,239
5.250%	02/15/31		1,497	1,563,681
6.125%	04/15/25		425	437,889
6.250%	02/15/29		3,375	3,663,273
7.000%	01/15/28		1,172	1,285,991
7.250%	05/30/29		161	180,827
9.000%	12/15/25		908	1,003,696
Sr. Sec’d. Notes, 144A
5.500%	11/01/25	(a)	540	558,328
Cheplapharm Arzneimittel GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/28		200	207,742
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
5.900%	08/28/28		300	356,336
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		91	75,715
Sec’d. Notes, 144A
9.500%	07/31/27		72	80,227
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25	(d)	245	80,415
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25		500	538,268
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27		1,042	1,125,245

				22,028,185

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 4.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		1,575	$1,539,398
Gtd. Notes, 144A
5.750%	01/15/28	(a)	1,736	1,669,836
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		750	750,000
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25		200	212,881
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27		615	627,174
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25		215	218,240
4.500%	03/01/28	(a)	538	555,106
Cheniere Energy Partners LP,
Gtd. Notes
5.625%	10/01/26		660	688,350
Sr. Sec’d. Notes
5.250%	10/01/25		465	477,928
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28		1,925	2,027,686
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	(a)	561	570,274
Gtd. Notes, 144A
5.625%	05/01/27		85	84,161
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25		350	384,521
5.625%	07/15/27		985	1,092,027
Gtd. Notes, 144A
6.450%	11/03/36		175	186,601
6.750%	09/15/37		210	227,157
Delek Logistics Partners LP/Delek Logistics Finance Corp.,
Gtd. Notes
6.750%	05/15/25		447	439,154
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	650	621,444
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	505	294,148
Sr. Unsec’d. Notes
4.150%	06/01/25		201	196,154
4.400%	04/01/24		149	146,943
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26		870	883,284
4.750%	07/15/23		300	314,785
5.500%	07/15/28		50	54,364
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		675	738,635
6.500%	07/01/27		680	765,119

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26		664	$623,488
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
7.000%	08/01/27		410	439,097
Gtd. Notes, 144A
6.875%	01/15/29		225	243,834
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.625%	02/15/26		175	182,549
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
7.768%	12/15/37		543	734,082
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		260	277,440
6.000%	06/01/26		526	568,230
Rattler Midstream LP,
Gtd. Notes, 144A
5.625%	07/15/25		170	179,568
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		2,000	2,193,109
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.750%	04/15/25		266	170,472
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		350	356,147
5.500%	01/15/28		2,250	2,297,515
7.500%	10/01/25		150	161,732
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30		325	334,639
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		180	180,935
5.000%	01/15/28	(a)	1,140	1,202,613
5.375%	02/01/27		125	131,277
5.500%	03/01/30	(a)	830	900,386
5.875%	04/15/26	(a)	2,625	2,757,415
6.500%	07/15/27		740	803,694
Gtd. Notes, 144A
4.875%	02/01/31		200	217,655
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		400	409,380
4.000%	07/01/22		410	421,221
4.100%(cc)	02/01/25		781	801,649
5.050%(cc)	02/01/30	(a)	725	808,388
5.450%	04/01/44		100	101,029

				33,262,914

Real Estate — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	(a)	1,575	1,666,496

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,600	$1,645,157
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25		250	257,689
5.375%	08/01/28		905	974,515
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	02/15/26		1,550	1,586,584

				6,130,441

Real Estate Investment Trusts (REITs) — 2.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI
Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		466	459,590
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		1,525	1,728,785
Sr. Unsec’d. Notes
6.750%	12/15/21		275	279,559
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		894	918,092
5.250%	05/01/25		1,238	1,268,533
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27		375	385,520
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/30		350	381,033
5.375%	04/15/26		225	258,330
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/27	(a)	353	369,534
4.875%	09/15/29	(a)	450	474,569
5.250%	03/15/28		400	422,497
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		229	230,319
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		55	59,262
4.500%	01/15/28		970	1,033,106
5.625%	05/01/24		465	504,665
5.750%	02/01/27		499	560,401
Gtd. Notes, 144A
4.625%	06/15/25		135	144,530
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		600	619,589
5.000%	10/15/27		900	957,265

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance
Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28		920	$982,692
7.500%	06/01/25	(a)	1,610	1,743,189
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27		267	275,237
5.000%	04/15/23	(a)	345	345,294
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24		735	754,233
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27	(a)	635	664,853
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27		555	567,280
4.125%	08/15/30		515	543,363
4.250%	12/01/26		1,000	1,038,081
4.625%	12/01/29		590	634,087

				18,603,488

Retail — 3.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	(a)	2,525	2,558,686
Asbury Automotive Group, Inc.,
Gtd. Notes
4.750%	03/01/30		465	497,296
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		650	675,989
Sr. Unsec’d. Notes
3.875%	05/15/23		750	750,155
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		75	75,195
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.500%	10/30/25		850	903,930
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23		150	145,132
Sr. Unsec’d. Notes
6.500%	05/01/21		725	700,690
6.750%	01/15/22		1,000	967,790
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20	(d)	1,925	501,423
8.625%	06/15/20	(d)	1,450	360,688
Gap, Inc. (The),
Sr. Sec’d. Notes, 144A
8.375%	05/15/23	(a)	290	328,871
8.875%	05/15/27		470	544,981
Golden Nugget, Inc.,
Gtd. Notes, 144A
8.750%	10/01/25		25	25,814

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	(a)	1,325	$1,313,743
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		795	818,667
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23		490	528,511
6.750%	07/01/36		85	94,713
6.875%	11/01/35		181	203,044
Sr. Sec’d. Notes, 144A
6.875%	07/01/25		685	743,299
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29		175	181,492
Macy’s, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/15/25	(a)	765	848,700
NMG Holding Co., Inc./Neiman Marcus Group LLC,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.120% (Cap N/A, Floor
1.000%)
1.000%(c)	09/25/25^		126	134,253
Nordstrom, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/15/25		735	820,680
Penske Automotive Group, Inc.,
Gtd. Notes
3.500%	09/01/25	(a)	485	493,061
5.500%	05/15/26	(a)	435	451,484
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		2,205	2,205,080
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		2,173	2,229,611
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
7.500%	07/01/25		1,098	1,146,908
8.000%	11/15/26		446	476,837
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	2,500	2,579,613
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		1,581	1,649,410
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	391	388,615
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24		800	814,240
5.750%	03/01/25		250	255,343
5.875%	03/01/27		175	182,663
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		800	856,242
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28		300	320,002

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		710	$777,737
7.750%	04/01/25		175	193,834

				29,744,422

Semiconductors — 0.5%
ams AG (Austria),
Sr. Unsec’d. Notes, 144a
7.000%	07/31/25		595	643,325
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25	(a)	1,268	1,340,303
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		1,830	1,901,299

				3,884,927

Software — 0.7%
ACI Worldwide, Inc.,
Gtd. Notes, 144A
5.750%	08/15/26		80	84,718
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28		1,500	1,534,775
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A
7.125%	10/02/25		465	504,550
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	01/31/26		480	492,732
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		454	501,628
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A
5.750%	03/01/25	(a)	450	458,065
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
10.250%	02/15/27	(a)	420	473,071
Sr. Sec’d. Notes, 144A
6.875%	08/15/26	(a)	550	591,250
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29	(a)	435	465,686
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26	(a)	340	357,583
Rackspace Technology Global, Inc.,
Gtd. Notes, 144A
5.375%	12/01/28		225	235,655
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		525	560,550

				6,260,263

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 8.3%
Altice France Holding SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		517	$583,499
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		740	778,332
8.125%	02/01/27		352	387,887
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	(a)	425	459,049
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27		475	485,069
Sr. Unsec’d. Notes
5.625%	04/01/25		455	494,009
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		1,125	1,144,577
5.125%	12/15/26	(a)	2,395	2,527,862
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39		510	623,475
Sr. Unsec’d. Notes, Series T
5.800%	03/15/22		245	257,221
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42		500	603,799
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	(a)	1,094	1,234,255
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		442	459,345
8.000%	10/15/25		87	92,910
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	(a)	337	332,856
6.000%	06/15/25		1,178	1,204,382
CommScope, Inc.,
Gtd. Notes, 144A
7.125%	07/01/28		345	367,203
8.250%	03/01/27	(a)	732	783,215
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		280	288,535
6.000%	03/01/26		1,751	1,843,116
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	10/01/28		300	321,768
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%
10.000%	04/01/24		1,756	1,548,233
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%
8.000%	04/01/25		274	145,085
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		719	600,137
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		803	814,472
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	(a)	900	948,496

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
8.750%	05/25/24		747	$786,774
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		4,638	3,592,995
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		2,130	2,626,044
Frontier Communications Corp.,
Sec’d. Notes, 144A
6.750%	05/01/29		250	267,442
Sr. Sec’d. Notes, 144A
5.000%	05/01/28		450	468,730
Sr. Unsec’d. Notes
6.875%	01/15/25	(d)	278	136,118
7.625%	04/15/24	(d)	122	61,384
11.000%	09/15/25	(d)	269	139,578
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	(a)	435	491,896
Sr. Sec’d. Notes
5.250%	08/01/26	(a)	645	712,721
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes (original cost $1,571,472; purchased 09/24/18 - 03/04/20)(f)
5.500%	08/01/23	(d)	1,810	1,226,101
Gtd. Notes, 144A (original cost $968,140; purchased 10/02/18 - 10/21/20)(f)
8.500%	10/15/24	(d)	1,088	773,465
Gtd. Notes, 144A (original cost $3,659,039; purchased 05/10/18 - 09/24/19)(f)
9.750%	07/15/25	(d)	3,551	2,553,381
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(d)	335	341,660
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes (original cost $715,812; purchased 11/14/19 - 02/07/20)(f)
8.125%	06/01/23	(d)	1,150	53,435
Intrado Corp.,
Gtd. Notes, 144A
8.500%	10/15/25	(a)	2,475	2,395,066
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26		1,158	1,195,121
5.375%	05/01/25	(a)	500	513,968
Gtd. Notes, 144A
3.625%	01/15/29		500	499,782
4.625%	09/15/27		559	582,038
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23	(a)	380	381,226
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		185	193,355
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		15	19,785
8.750%	03/15/32	(a)	3,119	4,937,565

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		1,075	$1,255,876
7.625%	02/15/25		5,940	7,108,730
7.625%	03/01/26		500	620,608
7.875%	09/15/23		5,739	6,641,036
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34	(a)	400	486,943
6.375%	11/15/33		577	712,929
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		255	277,794
T-Mobile USA, Inc.,
Gtd. Notes
4.750%	02/01/28		1,710	1,837,196
5.375%	04/15/27		207	223,104
6.500%	01/15/26		2,153	2,229,168
Sr. Sec’d. Notes, 144A
3.500%	04/15/25		180	199,131
3.750%	04/15/27		180	205,210
3.875%	04/15/30		180	208,228
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)	170	178,546
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	(a)	475	485,036
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	08/15/28	(a)	1,295	1,299,581
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27	(a)	1,115	1,120,729
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28		825	874,288

				70,242,550

Toys/Games/Hobbies — 0.3%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	(a)	745	827,152
6.750%	12/31/25	(a)	1,250	1,319,134

				2,146,286

Transportation — 0.4%
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25		375	403,281
6.750%	08/15/24		2,923	3,111,122

				3,514,403

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24	335	$346,966

TOTAL CORPORATE BONDS (cost $734,715,301)			739,975,801

		Shares

COMMON STOCKS — 1.0%
Aerospace & Defense — 0.0%
Remington Outdoor Co., Inc.*^		2,148	—

Banks — 0.0%
Concordia Private Placement*		45,609	201,136

Chemicals — 0.1%
Hexion Holdings Corp. (Class B Stock)*		28,136	344,666

Diversified Consumer Services — 0.0%
SAL TopCo LLC*^		21,315	2

Diversified Telecommunication Services — 0.0%
Windstream Holdings, Inc.*^		486	6,741

Electric Utilities — 0.3%
GenOn Energy Holdings, Inc. (Class A Stock)*^		14,898	2,085,720
Keycon Power Holdings LLC*^		2,665	413,075

			2,498,795

Independent Power & Renewable Electricity Producers — 0.2%
Vistra Corp.		87,819	1,726,522

Interactive Media & Services — 0.0%
MYT Holding LLC (Class B Stock)*^		63,595	178,066

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.*		63,738	105,168
iHeartMedia, Inc. (Class A Stock)*		3,184	41,328

			146,496

Multiline Retail — 0.1%
Claire’s Private Placement*^		795	238,500
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*		1,097	74,047

			312,547

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.*(a)		71,730	1,692,111
Denbury, Inc.*		3,403	87,423
EP Energy Corp.*		9,416	376,640
Oasis Petroleum, Inc.*		8,775	325,201
Penn Virginia Corp.*		1,552	15,753
Penn Virginia Corp., NPV*		1,873	19,011
Telford Offshore Holdings Ltd.*^		25,654	9,620
Whiting Petroleum Corp.*		8,027	200,675

			2,726,434

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals — 0.0%
Advanz Pharma Corp. Ltd. (Canada)*	3,579	$15,783

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^	27,103	—

TOTAL COMMON STOCKS (cost $8,836,114)		8,157,188

EXCHANGE-TRADED FUND — 1.8%
iShares iBoxx High Yield Corporate Bond ETF(a) (cost $14,381,949)	170,000	14,841,000

PREFERRED STOCKS — 0.3%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%, Maturing 12/31/49(a)	26,000	759,720

Interactive Media & Services — 0.1%
MYT Holding LLC, Series A, 10.000%, Maturing 06/06/29*^	343,655	395,203

Multiline Retail — 0.1%
Claire’s Stores, Inc., CVT*^	539	1,051,050

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc., Maturing 05/11/22*^	32,246	323

TOTAL PREFERRED STOCKS (cost $1,318,639)		2,206,296

	Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers
Vistra Energy Corp., expiring 01/23/27^ (cost $0)	179,373	188,342

WARRANTS* — 0.0%
Construction & Engineering — 0.0%
CEC Brands LLC, expiring 02/15/22^	29,874	22,406

Media — 0.0%
iHeartMedia, Inc., expiring 05/01/39	23,922	310,484
Mood Media Corp., expiring 07/31/25^	102,523	10
Mood Media Corp., expiring 07/31/25^	102,523	10
Mood Media Corp., expiring 07/31/25^	102,523	10

		310,514

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,expiring 09/24/27^	2,515	—

TOTAL WARRANTS (cost $428,894)		332,920

TOTAL LONG-TERM INVESTMENTS (cost $801,227,290)		807,238,738

	Shares	Value

SHORT-TERM INVESTMENTS — 20.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	25,978,223	$25,978,223
PGIM Institutional Money Market Fund (cost $142,768,269; includes $142,741,516 of cash collateral for securities on loan)(b)(w)	142,822,189	142,750,778

TOTAL SHORT-TERM INVESTMENTS (cost $168,746,492)		168,729,001

TOTAL INVESTMENTS—115.9% (cost $969,973,782)		975,967,739
Liabilities in excess of other assets(z) — (15.9)%		(133,999,176)

NET ASSETS — 100.0%		$841,968,563

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,934,435 and 0.7% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $139,861,995; cash collateral of $142,741,516 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $6,914,463. The aggregate value of $4,606,382 is 0.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
100	2 Year U.S. Treasury Notes	Mar. 2021	$22,097,656	$22,420
72	5 Year U.S. Treasury Notes	Mar. 2021	9,083,812	24,044
38	20 Year U.S. Treasury Bonds	Mar. 2021	6,581,125	(55,498)

				(9,034)

Short Positions:
44	10 Year U.S. Treasury Notes	Mar. 2021	6,075,438	(21,860)
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	854,250	11,842

				(10,018)

				$(19,052)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/21	Morgan Stanley & Co. International PLC	EUR	616	$746,630	$752,286	$5,656	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	575	$683,198	$702,671	$—	$(19,473)

						$5,656	$(19,473)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000	%(Q)	11,430	$(665,945)	$(1,085,001)	$(419,056)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,360,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices generally in active markets for identical securities.
Level 2 —	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3 —	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Bank Loans	$—	$39,662,397	$1,196,817
Convertible Bonds	—	677,977	—
Corporate Bonds	—	739,827,261	148,540
Common Stocks	4,554,630	670,834	2,931,724
Exchange-Traded Fund	14,841,000	—	—
Preferred Stocks	759,720	—	1,446,576
Rights	—	—	188,342
Warrants	—	310,484	22,436
Affiliated Mutual Funds	168,729,001	—	—

Total	$188,884,351	$781,148,953	$5,934,435

Other Financial Instruments*
Assets
Futures Contracts	$58,306	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	5,656	—

Total	$58,306	$5,656	$—

Liabilities
Futures Contracts	$(77,358)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(19,473)	—
Centrally Cleared Credit Default Swap Agreement	—	(419,056)	—

Total	$(77,358)	$(438,529)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Rights	Warrants
Balance as of 12/31/19	$6,208,583	$1,085	$3,462,723	$780,322	$147,983	$—
Realized gain (loss)	174,484	(4,778)	(45,468)	126,673	—	—
Change in unrealized appreciation (depreciation)	(12,441)	(54,779)	(706,008)	371,968	40,359	22,411
Purchases/Exchanges/Issuances	1,419,861	126,356	136,920	329,911	—	25
Sales/Paydowns	(1,893,952)	(4,799)	(715,943)	(162,298)	—	—
Accrued discount/premium	36,447	85,455	—	—	—	—
Transfers into Level 3	—	—	799,500	—	—	—
Transfers out of Level 3	(4,736,165)	—	—	—	—	—

Balance as of 12/31/20	$1,196,817	$148,540	$2,931,724	$1,446,576	$188,342	$22,436

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$126,646	$(61,574)	$(751,641)	$371,968	$40,359	$22,411

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,183,629	Market Approach	Single Broker Indicative Quote
Bank Loans	13,188	Stale Pricing	Unadjusted Price
Corporate Bonds	148,540	Market Approach	Single Broker Indicative Quote
Common Stocks	2,273,406	Market Approach	Single Broker Indicative Quote
Common Stocks	413,075	Income Approach	Discounted Cash Flow
Common Stocks	238,500	Market Approach	Single Broker Indicative Quote
Common Stocks	6,741	Market Approach	EBITDA Multiple
Common Stocks	2	Market Approach	EBITDA Multiple
Common Stocks	—	Market Approach	Estimated Future Value
Preferred Stocks	1,051,050	Market Approach	Single Broker Indicative Quote
Preferred Stocks	395,203	Market Approach	Single Broker Indicative Quote
Preferred Stocks	323	Market Approach	EBITDA Multiple
Rights	188,342	Market Approach	Single Broker Indicative Quote
Warrants	22,406	Market Approach	Single Broker Indicative Quote
Warrants	30	Market Approach	Estimated Future Value

	$5,934,435

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$4,736,165	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Common Stocks	$799,500	L2 to L3	Vendor Priced to Discounted Cash Flow

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (17.0% represents investments purchased with collateral from securities on loan)	20.0%
Media	9.7
Telecommunications	8.9
Oil & Gas	7.3
Healthcare-Services	5.2

Commercial Services	4.6%
Entertainment	4.2
Pipelines	4.0
Retail	3.8
Chemicals	3.2
Pharmaceuticals	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Electric	2.7%
Foods	2.6
Auto Manufacturers	2.6
Mining	2.5
Home Builders	2.4
Diversified Financial Services	2.2
Real Estate Investment Trusts (REITs)	2.2
Lodging	2.2
Exchange-Traded Fund	1.8
Building Materials	1.7
Auto Parts & Equipment	1.7
Computers	1.6
Software	1.6
Packaging & Containers	1.5
Aerospace & Defense	1.4
Miscellaneous Manufacturing	1.1
Internet	0.7
Real Estate	0.7
Gas	0.6
Electrical Components & Equipment	0.6
Advertising	0.5
Distribution/Wholesale	0.5
Semiconductors	0.5
Transportation	0.4
Engineering & Construction	0.4
Household Products/Wares	0.4
Iron/Steel	0.4
Machinery-Diversified	0.4
Banks	0.3
Apparel	0.3
Oil, Gas & Consumable Fuels	0.3
Electric Utilities	0.3
Toys/Games/Hobbies	0.3

Leisure Time	0.3%
Agriculture	0.3
Independent Power & Renewable Electricity Producers	0.2
Housewares	0.2
Multiline Retail	0.2
Office/Business Equipment	0.2
Biotechnology	0.2
Machinery-Construction & Mining	0.1
Home Furnishings	0.1
Energy-Alternate Sources	0.1
Electronics	0.1
Airlines	0.1
Food Service	0.1
Capital Markets	0.1
Environmental Control	0.1
Cosmetics/Personal Care	0.1
Investment Companies	0.1
Hand/Machine Tools	0.1
Interactive Media & Services	0.1
Trucking & Leasing	0.0	*
Oil & Gas Services	0.0	*
Metal Fabricate/Hardware	0.0	*
Construction & Engineering	0.0	*
Diversified Telecommunication Services	0.0	*
Wireless Telecommunication Services	0.0	*
Diversified Consumer Services	0.0	*

	115.9
Liabilities in excess of other assets	(15.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker— variation margin swaps	$419,056	*
Equity contracts	Unaffiliated investments	521,262		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,656		Unrealized depreciation on OTC forward foreign currency exchange contracts	19,473
Interest rate contracts	Due from/to broker— variation margin futures	58,306	*	Due from/to broker— variation margin futures	77,358	*

		$585,224			$515,887

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$2,114,370
Foreign exchange contracts	—	(37,575)	—
Interest rate contracts	1,859,377	—	—

Total	$1,859,377	$(37,575)	$2,114,370

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(80,021)
Equity contracts	40,359	(51,273)	—	—	—
Foreign exchange contracts	—	—	—	(5,955)	—
Interest rate contracts	—	—	58,463	—	—

Total	$40,359	$(51,273)	$58,463	$(5,955)	$(80,021)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$38,691,550	$4,063,453	$536,541

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$1,037,795	$29,940,550

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$139,861,995	$(139,861,995)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC Bank USA, N.A.	$—	$(19,473)	$(19,473)	$—	$(19,473)
Morgan Stanley & Co. International PLC	5,656	—	5,656	—	5,656

	$5,656	$(19,473)	$(13,817)	$—	$(13,817)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $139,861,995:
Unaffiliated investments (cost $801,227,290)	$807,238,738
Affiliated investments (cost $168,746,492)	168,729,001
Cash	83,209
Dividends and interest receivable	12,352,668
Deposit with broker for centrally cleared/exchange-traded derivatives	1,360,000
Receivable for investments sold	333,195
Receivable for Portfolio shares sold	281,550
Due from broker-variation margin futures	11,229
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,656
Prepaid expenses and other assets	180,825

Total Assets	990,576,071

LIABILITIES
Payable to broker for collateral for securities on loan	142,741,516
Payable for investments purchased	5,230,144
Accrued expenses and other liabilities	339,674
Management fee payable	211,206
Distribution fee payable	22,956
Payable for Portfolio shares purchased	20,728
Due to broker-variation margin swaps	19,633
Unrealized depreciation on OTC forward foreign currency exchange contracts	19,473
Trustees’ fees payable	1,763
Affiliated transfer agent fee payable	401
Payable to custodian	14

Total Liabilities	148,607,508

NET ASSETS	$841,968,563

Net assets were comprised of:
Partners’ Equity	$841,968,563

Net asset value and redemption price per share, $841,968,563 / 72,092,905 outstanding shares of beneficial interest	$11.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$35,575,725
Unaffiliated dividend income	565,789
Income from securities lending, net (including affiliated income of $239,786)	268,279
Affiliated dividend income	215,374

Total income	36,625,167

EXPENSES
Management fee	3,487,903
Distribution fee	1,514,623
Custodian and accounting fees	144,544
Audit fee	52,363
Legal fees and expenses	27,281
Trustees’ fees	17,770
Shareholders’ reports	7,077
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Miscellaneous	31,359

Total expenses	5,289,978

NET INVESTMENT INCOME (LOSS)	31,335,189

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(218,468))	(25,262,135)
Futures transactions	1,859,377
Forward currency contract transactions	(37,575)
Swap agreements transactions	2,114,370
Foreign currency transactions	46,251

(21,279,712)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(26,596))	7,043,524
Futures	58,463
Forward currency contracts	(5,955)
Swap agreements	(80,021)
Foreign currencies	(1,632)

7,014,379

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(14,265,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,069,856

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$31,335,189	$39,796,564
Net realized gain (loss) on investment and foreign currency transactions	(21,279,712)	(7,119,635)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,014,379	64,782,149

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,069,856	97,459,078

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [41,695,961 and 13,902,508 shares, respectively]	450,973,286	149,652,969
Portfolio shares purchased [27,093,604 and 30,059,607 shares, respectively]	(280,517,661)	(319,460,155)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	170,455,625	(169,807,186)

CAPITAL CONTRIBUTIONS	—	48

TOTAL INCREASE (DECREASE)	187,525,481	(72,348,060)
NET ASSETS:
Beginning of year	654,443,082	726,791,142

End of year	$841,968,563	$654,443,082

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

LONG-TERM INVESTMENTS — 98.0%

AFFILIATED MUTUAL FUND — 2.6%
PGIM Absolute Return Bond Fund
(Class R6)
(cost $46,448,404)(w)	5,831,061	$53,879,004

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 10.2%
Automobiles — 0.1%
Ford Credit Floorplan Master Owner Trust,
Series 2019-04, Class A
2.440%	09/15/26	2,500	2,670,579

Collateralized Loan Obligations — 7.8%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
1.507%(c)	07/15/30	35,000	35,016,723
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.225%(c)	02/05/31	993	988,296
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.440%(c)	01/16/31	55,950	55,760,648
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	10/20/31	29,182	29,154,608
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.441%(c)	11/14/29	250	249,574
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.418%(c)	10/20/31	40,250	40,048,259
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.527%(c)	04/15/30	1,955	1,937,848

			163,155,956

Consumer Loans — 0.1%
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	02/25/23	2,560	2,516,723

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	3,500	4,225,299

Home Equity Loans — 0.1%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.788%(c)	05/25/34	1,151	1,104,648

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.848%(c)	09/25/34	812	$782,810
Morgan Stanley ABS Capital I, Inc.,
Series 2002-HE03, Class A2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.228%(c)	03/25/33	247	243,771
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-OP01, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 1.125%)
1.273%(c)	09/25/32	181	184,111

			2,315,340

Manufactured Housing — 0.2%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	2,859	2,930,987

Other — 0.4%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.498%(c)	04/25/23	880	851,184
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24	8,350	8,069,621

			8,920,805

Residential Mortgage-Backed Securities — 1.3%
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	11/25/34	731	701,776
Series 2004-ECC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	12/25/34	1,866	1,806,072
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A
2.998%(cc)	07/25/50	4,511	4,598,338
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	2,819	2,829,695
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59	3,177	3,226,103
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	3,410	3,426,358
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	2,806	2,878,474
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	3,606	3,731,567
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	05/25/34	788	769,860

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	2,669	$2,817,035
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	10/25/59	1,354	1,359,862

			28,145,140

TOTAL ASSET-BACKED SECURITIES (cost $199,215,561)			214,880,829

COMMERCIAL MORTGAGE-BACKED SECURITIES — 19.4%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	6,500	6,993,347
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	16,045	17,448,987
Benchmark Mortgage Trust,
Series 2018-B01, Class A1
2.560%	01/15/51	2,759	2,788,069
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	35,725	38,391,518
Series 2019-CF02, Class A5
2.874%	11/15/52	3,500	3,849,563
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	19,500	20,719,442
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	16,500	18,403,088
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A5
3.717%	09/15/48	1,000	1,124,251
Series 2020-555, Class A, 144A
2.647%	12/10/41	16,875	17,747,772
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47	7,800	8,320,279
Series 2015-LC21, Class A4
3.708%	07/10/48	820	917,250
Series 2015-LC23, Class A4
3.774%	10/10/48	5,000	5,565,506
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A3
3.501%	12/15/49	5,500	6,051,559
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	26,542	29,873,231
FHLMC Multifamily Structured Pass-Through Certificates,
Series K056, Class XAM, IO
1.152%(cc)	05/25/26	38,290	2,293,762
Series K083, Class AM
4.030%(cc)	10/25/28	10,900	13,159,949
Series K085, Class AM
4.060%(cc)	10/25/28	10,000	12,026,878

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K086, Class AM
3.919%(cc)	12/25/28	7,300	$8,762,078
Series K087, Class AM
3.832%(cc)	12/25/28	7,850	9,343,300
Series K093, Class XAM, IO
1.191%(cc)	05/25/29	51,135	4,585,966
Series K106, Class XAM, IO
1.606%(cc)	02/25/30	54,548	7,079,414
Series K734, Class X1, IO
0.648%(cc)	02/25/26	121,987	3,482,000
Series K736, Class XAM, IO
1.709%(cc)	07/25/26	63,677	5,528,443
Series K737, Class XAM, IO
1.004%(cc)	10/25/26	46,658	2,546,477
GS Mortgage Securities Trust,
Series 2014-GC24, Class A4
3.666%	09/10/47	4,855	5,170,893
Series 2018-GS09, Class A3
3.727%	03/10/51	16,275	18,635,941
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	829	868,513
Series 2014-C24, Class A4A1
3.373%	11/15/47	1,500	1,612,362
Series 2015-C30, Class A3
3.322%	07/15/48	1,261	1,261,220
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	9,800	9,915,991
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A4
3.753%	12/15/47	3,447	3,862,568
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A1
2.659%	02/15/51	3,901	3,958,530
Series 2018-C08, Class A3
3.720%	02/15/51	30,600	35,030,712
Series 2018-C12, Class A2
4.152%	08/15/51	3,250	3,500,851
Series 2018-C14, Class A3
4.180%	12/15/51	15,000	17,539,722
Series 2019-C17, Class A2
2.313%	10/15/52	7,291	7,584,995
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	2,345	2,402,566
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2
2.399%	08/15/49	30,800	32,380,508
Series 2017-C41, Class A3
3.210%	11/15/50	15,610	17,133,822

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $371,343,641)			407,861,323

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS — 51.1%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30	(a)	9,200	$9,510,071
3.750%	02/01/50		1,820	1,905,367

				11,415,438

Agriculture — 1.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		11,895	12,877,920
3.557%	08/15/27		5,000	5,572,223
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25		5,000	5,704,490

				24,154,633

Airlines — 0.5%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		960	971,089
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		101	101,733
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22		3,940	4,051,391
3.800%	04/19/23	(a)	5,000	5,115,867

				10,240,080

Auto Manufacturers — 1.2%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.134%	08/04/25		500	523,113
5.750%	02/01/21		750	752,474
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		9,795	10,871,252
6.600%	04/01/36		3,385	4,598,187
General Motors Financial Co., Inc.,
Gtd. Notes
4.350%	04/09/25		8,000	8,968,550

				25,713,576

Banks — 14.7%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		2,200	2,218,189
Sr. Unsec’d. Notes
3.848%	04/12/23		3,200	3,432,402
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	–	(a)(rr)	10,500	10,795,533
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28		5,000	5,739,535
4.078%(ff)	04/23/40		5,365	6,577,130
Sub. Notes, MTN
4.200%	08/26/24		9,015	10,092,450

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	–	(rr)	10,980	$11,651,647
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		14,260	15,744,113
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		10,740	12,906,684
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25		992	1,086,167
4.400%	08/14/28		200	236,899
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	(a)	10,000	10,909,835
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	–	(a)(rr)	11,009	11,001,572
Sub. Notes
4.450%	09/29/27		25,330	29,898,828
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23		1,250	1,345,585
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		11,100	11,602,910
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		3,250	3,639,730
4.250%	03/13/26		2,100	2,419,050
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	–	(rr)	8,000	7,969,733
Sr. Unsec’d. Notes
3.814%(ff)	04/23/29		16,650	19,262,996
3.850%	01/26/27		240	274,117
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		3,800	4,494,272
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.550%	02/04/30		770	827,013
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/23/29	(a)	9,790	11,022,710
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	–	(a)(rr)	10,000	10,025,272
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
3.545%(c)	–	(rr)	5,000	4,906,496
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29		22,500	25,695,952
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	–	(rr)	13,000	12,902,032
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29		5,000	5,788,678

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, MTN
3.950%	04/23/27	(a)	655	$757,326
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		200	220,970
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		20,000	21,824,974
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
3.814%(c)	–	(rr)	5,925	5,908,265
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.125%	09/24/25		9,005	10,310,889
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		15,000	15,912,956

				309,402,910

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29		11,000	13,559,870

Building Materials — 0.1%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26		322	366,203
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		640	712,681

				1,078,884

Chemicals — 1.4%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25		7,475	8,773,374
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26		2,545	2,867,731
4.550%	11/30/25		2,000	2,337,651
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		1,520	1,749,646
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23		3,295	3,598,825
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26		5,000	5,807,361
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		5,000	5,095,344

				30,229,932

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 1.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22		170	$178,556
3.800%	11/01/25		2,445	2,751,186
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25		5,290	6,081,765
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		8,500	10,783,659
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30	(a)	1,055	1,175,084

				20,970,250

Diversified Financial Services — 0.5%
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
4.150%	01/23/30	(a)	8,650	10,101,424

Electric — 5.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		7,510	8,775,690
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37		1,405	2,025,954
6.125%	04/01/36		1,160	1,713,332
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		500	513,183
5.000%	02/01/31		725	756,493
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	11/01/28		6,480	7,675,483
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27		12,060	13,706,020
DTE Energy Co.,
Sr. Unsec’d. Notes
2.850%	10/01/26		450	494,125
Sr. Unsec’d. Notes, Series C
3.500%	06/01/24		135	146,538
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27		435	487,083
Duke Energy Progress LLC,
First Mortgage
3.700%	09/01/28	(h)	3,980	4,645,079
Entergy Louisiana LLC,
Collateral Trust
3.250%	04/01/28	(a)	445	500,059
Entergy Texas, Inc.,
First Mortgage
4.000%	03/30/29		10,900	12,757,256
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		1,250	1,361,325

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A
3.300%	05/30/27		795	$893,499
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24		925	1,010,695
4.100%	09/26/28		8,000	9,522,645
Kentucky Utilities Co.,
First Mortgage
3.300%	10/01/25		2,150	2,377,491
Louisville Gas & Electric Co.,
First Mortgage
3.300%	10/01/25		3,065	3,399,026
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/29		12,210	13,838,668
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		5,310	5,716,602
PacifiCorp,
First Mortgage
3.350%	07/01/25		2,270	2,506,931
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		530	583,079
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28		5,000	5,698,537
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series M
4.100%	09/15/28		5,000	5,870,554
Union Electric Co.,
First Mortgage
2.950%	03/15/30	(a)	6,500	7,268,598
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22		5	5,103
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		2,245	2,391,478
5.625%	02/15/27		3,000	3,189,296

				119,829,822

Engineering & Construction — 0.2%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		4,520	4,734,384

Foods — 0.6%
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		9,915	10,348,690
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39		1,370	1,671,914
4.200%	04/01/59		1,190	1,576,334

				13,596,938

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		1,000	$1,098,017
HCA, Inc.,
Sr. Sec’d. Notes
4.500%	02/15/27		4,600	5,351,450
5.125%	06/15/39		3,800	4,855,830
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30		4	4,999
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		125	163,978
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30		270	297,794
Stanford Health Care,
Unsec’d. Notes
3.310%	08/15/30	(a)	8,980	10,201,527

				21,973,595

Home Furnishings — 0.1%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.679%	07/19/24		1,000	1,070,373

Housewares — 0.7%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23		13,855	14,548,360

Insurance — 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26	(a)	2,655	3,027,568
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		3,045	3,532,660
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		4,500	5,366,669
4.569%	02/01/29		2	2,446
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27		500	559,280
3.625%	03/30/23		355	377,695
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22		1,185	1,223,042

				14,089,360

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		1,320	1,356,676

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.600%	08/08/23		400	$428,320

				1,784,996

Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29		3,200	3,510,417
5.875%	05/01/27	(a)	800	833,008
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.384%	10/23/35		9,572	13,109,678
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30		6,100	6,661,620
3.750%	04/01/40		3,510	4,228,548
4.200%	08/15/34		1,575	1,972,441
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/26		16,000	17,947,136
Discovery Communications LLC,
Gtd. Notes
3.800%	03/13/24		500	545,705

				48,808,553

Mining — 0.3%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		4,267	6,136,783

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	(a)	445	461,267
3.250%	02/11/22	(a)	4,290	4,409,632

				4,870,899

Oil & Gas — 3.1%
BP Capital Markets America, Inc.,
Gtd. Notes
3.796%	09/21/25		2	2,268
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22		895	911,122
4.250%	04/15/27	(a)	4,950	5,382,816
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		2,305	2,635,379
4.300%	08/15/28		18,262	21,624,079
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,930	2,143,254
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29	(a)	3,000	3,337,822

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24		2,000	$2,175,033
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.900%	03/19/49		3,800	4,839,530
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27		13,000	13,706,137
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.350%	06/01/28		7,335	8,359,965

				65,117,405

Packaging & Containers — 0.7%
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26		12,590	14,809,679

Pharmaceuticals — 4.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29		18,790	21,154,430
3.850%	06/15/24		575	633,170
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
2.200%	07/15/22		400	405,439
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.900%	02/20/28		5,192	6,155,978
4.250%	10/26/49		3,050	4,106,272
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25		530	582,190
4.375%	10/15/28		13,900	16,775,832
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28		12,737	15,107,712
4.780%	03/25/38		1,775	2,241,308
5.000%	12/01/24		700	803,568
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		6,773	8,916,634
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
5.000%	11/26/28		10,000	12,422,588
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	(a)	565	646,231

				89,951,352

Pipelines — 4.0%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		12,825	14,759,739
5.500%	06/01/27		5,000	5,872,142

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	(a)	7,750	$8,605,104
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28		8,455	9,730,194
4.125%	03/01/27		2,980	3,437,927
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23		2,525	2,765,884
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27		1,535	1,709,502
4.500%	03/15/50		7,385	7,827,589
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	(a)	10,000	10,467,495
4.650%	10/15/25		2,185	2,442,653
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24		4,340	4,851,808
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.000%	10/01/27		1,510	1,651,170
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		3,610	4,136,984
Valero Energy Partners LP,
Gtd. Notes
4.500%	03/15/28	(a)	4,255	4,925,731
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.300%	03/04/24		1,000	1,103,333

				84,287,255

Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		3,750	4,065,366
3.850%	02/01/25		5,575	6,116,607
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23		16	17,527

				10,199,500

Retail — 0.8%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		6,000	7,137,097
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30		8,665	10,444,677

				17,581,774

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 1.5%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26	15,000	$16,638,939
4.110%	09/15/28	12,628	14,439,742

			31,078,681

Software — 0.7%
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	12,730	15,181,438
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	143	150,395
2.675%	06/01/60	167	181,173

			15,513,006

Telecommunications — 1.2%
AT&T, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	09/15/53	9,781	9,825,240
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	2,215	2,261,953
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	3,702	3,784,908
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29	8,188	9,713,764

			25,585,865

Water — 0.7%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.000%	12/01/26	13,140	14,469,580

TOTAL CORPORATE BONDS (cost $919,778,177)			1,076,905,157

MUNICIPAL BONDS — 3.1%
Arizona — 1.4%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	20,800	28,650,127

Colorado — 0.2%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	2,895	4,815,688

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement,
Revenue Bonds, BABs
5.192%	08/01/40	1,400	1,682,016

New York — 0.6%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	2,000	2,673,120

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
New York City Water & Sewer System,
Revenue Bonds, BABs
5.440%	06/15/43	7,000	$10,641,330

			13,314,450

Ohio — 0.2%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	1,300	1,800,825
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	2,000	2,400,540

			4,201,365

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	500	726,045

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	4,000	5,949,120

Texas — 0.1%
City of San Antonio TX Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,750	2,266,967

Washington — 0.2%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, BABs
5.491%	11/01/39	2,330	3,342,758

TOTAL MUNICIPAL BONDS (cost $53,839,571)			64,948,536

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.8%
Alternative Loan Trust,
Series 2005-38, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.848%(c)	09/25/35	2,134	1,969,542
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	04/25/28	1,172	1,170,545
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	10/25/28	1,457	1,454,258
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	10/25/29	868	866,850
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/29	3,100	3,086,038
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	20,400	20,399,996

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	2,684	$2,702,723
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	2,231	2,406,249
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.848%(c)	11/25/28	1,721	1,719,145
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.498%(c)	03/25/29	154	154,290
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48	8	8,007
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	01/25/49	993	990,577
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	10/25/28	524	522,832
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29	455	450,661
JPMorgan Mortgage Trust,
Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	04/25/46	927	925,923
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	16,656	16,731,838
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	01/25/48	427	427,416
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28	376	375,254
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.798%(c)	06/25/57	1,328	1,324,662
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.548%(c)	03/25/28	40	40,031

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR10, Class 1A1
3.014%(cc)	09/25/36		1,280	$1,221,176

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $56,328,452)				58,948,013

SOVEREIGN BONDS — 3.3%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		1,000	1,292,452
5.875%	01/15/24		5,000	5,744,496
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21		6,857	6,932,416
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34		2,000	2,938,025
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29		2,000	3,018,734
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		1,865	2,621,838
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		26,379	27,751,888
2.875%	10/17/29		15,600	16,445,178
6.875%	09/27/23		3,210	3,728,005

TOTAL SOVEREIGN BONDS (cost $66,167,906)				70,473,032

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Federal Home Loan Mortgage Corp.
6.250%	07/15/32		945	1,462,558
Federal National Mortgage Assoc.
6.625%	11/15/30	(k)	45,900	69,458,462

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $68,789,504)				70,921,020

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bonds
1.375%	08/15/50		20,510	19,183,259
1.625%	11/15/50	(a)	8,250	8,207,461
3.000%	11/15/44	(h)	1,115	1,442,183
U.S. Treasury Notes
0.125%	11/30/22		1,900	1,900,149
0.375%	11/30/25		5,950	5,957,902
0.375%	09/30/27	(h)	500	492,109
0.500%	10/31/27	(h)	1,000	991,563
0.625%	08/15/30	(h)	995	969,814

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Strips Coupon
3.202%(s) 08/15/40(h)		7,180	$5,286,836

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,876,013)			44,431,276

TOTAL LONG-TERM INVESTMENTS (cost $1,824,787,229)			2,063,248,190

		Shares

SHORT-TERM INVESTMENTS — 5.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)		37,662,480	37,662,480
PGIM Institutional Money Market Fund (cost $72,545,540; includes $72,533,248 of cash collateral for securities on loan)(b)(w)		72,745,966	72,709,594

TOTAL SHORT-TERM INVESTMENTS (cost $110,208,020)			110,372,074

TOTAL INVESTMENTS — 103.2% (cost $1,934,995,249)			2,173,620,264
Liabilities in excess of other assets(z) — (3.2)%			(67,058,543)

NET ASSETS — 100.0%			$2,106,561,721

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $823 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $67,488,636; cash collateral of $72,533,248 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,823	5 Year U.S. Treasury Notes	Mar. 2021	$356,161,141	$589,745
3,377	10 Year U.S. Treasury Notes	Mar. 2021	466,289,845	855,075
1,168	10 Year U.S. Ultra Treasury Notes	Mar. 2021	182,627,756	(174,021)

				1,270,799

Short Positions:
388	2 Year U.S. Treasury Notes	Mar. 2021	85,738,906	(87,586)
323	20 Year U.S. Treasury Bonds	Mar. 2021	55,939,563	(126,544)
683	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	145,863,188	1,693,742

				1,479,612

				$2,750,411

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450	%(M)	16,457	*	$823	$—	$823	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000	%(Q)	9,900	0.723%	$30,076	$52,075	$(21,999)	Bank of America, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.35.V1	12/20/25	1.000	%(Q)	130,000	$(2,846,416)	$(3,224,889)	$(378,473)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1):
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	49,993	$(670,454)	$1,060,727	$(1,731,181)	Credit Suisse International Morgan Stanley & Co.
CMBX.NA.11.AAA	11/18/54	0.500	%(M)	50,000	(580,775)	486,744	(1,067,519)	International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1)(cont’d.):
CMBX.NA.12.AAA	08/17/61	0.500%(M)	100,000	$(803,393)	$359,865	$(1,163,258)	Morgan Stanley & Co. International PLC

				$(2,054,622)	$1,907,336	$(3,961,958)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
8,600	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	$(1,013,580)	$(666,084)	$347,496

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,959,411	$—	$823	$(3,983,957)

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$13,622,333

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$164,251,078	$—	$—
Asset-Backed Securities
Automobiles	—	2,670,579	—
Collateralized Loan Obligations	—	163,155,956	—
Consumer Loans	—	2,516,723	—
Credit Cards	—	4,225,299	—
Home Equity Loans	—	2,315,340	—
Manufactured Housing	—	2,930,987	—
Other	—	8,920,805	—
Residential Mortgage-Backed Securities	—	28,145,140	—
Commercial Mortgage-Backed Securities	—	407,861,323	—
Corporate Bonds	—	1,076,905,157	—
Municipal Bonds	—	64,948,536	—
Residential Mortgage-Backed Securities	—	58,948,013	—
Sovereign Bonds	—	70,473,032	—
U.S. Government Agency Obligations	—	70,921,020	—
U.S. Treasury Obligations	—	44,431,276	—

Total	$164,251,078	$2,009,369,186	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,138,562	$—	$—
OTC Credit Default Swap Agreements	—	30,076	823
Centrally Cleared Interest Rate Swap Agreement	—	347,496	—

Total	$3,138,562	$377,572	$823

Liabilities
Futures Contracts	$(388,151)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(378,473)	—
OTC Credit Default Swap Agreements	—	(2,054,622)	—

Total	$(388,151)	$(2,433,095)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	19.4%
Banks	14.7
Affiliated Mutual Funds (3.4% represents investments purchased with collateral from securities on loan)	7.8
Collateralized Loan Obligations	7.8
Electric	5.7
Pharmaceuticals	4.3
Residential Mortgage-Backed Securities	4.1
Pipelines	4.0
U.S. Government Agency Obligations	3.4
Sovereign Bonds	3.3
Oil & Gas	3.1
Municipal Bonds	3.1
Media	2.3
U.S. Treasury Obligations	2.1
Semiconductors	1.5
Chemicals	1.4
Auto Manufacturers	1.2
Telecommunications	1.2
Agriculture	1.2
Healthcare-Services	1.0
Commercial Services	1.0
Retail	0.8
Software	0.7
Packaging & Containers	0.7
Housewares	0.7

Water	0.7%
Insurance	0.7
Foods	0.6
Beverages	0.6
Aerospace & Defense	0.5
Airlines	0.5
Real Estate Investment Trusts (REITs)	0.5
Diversified Financial Services	0.5
Other	0.4
Mining	0.3
Multi-National	0.2
Engineering & Construction	0.2
Credit Cards	0.2
Manufactured Housing	0.2
Automobiles	0.1
Consumer Loans	0.1
Home Equity Loans	0.1
Lodging	0.1
Building Materials	0.1
Home Furnishings	0.1

103.2
Liabilities in excess of other assets	(3.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$378,473	*
Credit contracts	Premiums paid for OTC swap agreements	1,959,411		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	823		Unrealized depreciation on OTC swap agreements	3,983,957
Interest rate contracts	Due from/to broker-variation margin futures	3,138,562	*	Due from/to broker-variation margin futures	388,151	*
Interest rate contracts	Due from/to broker-variation margin swaps	347,496	*	—	—

		$5,446,292			$4,750,581

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$2,176,250	$(44,887,225)	$—	$37,623,052
Interest rate contracts	1,885,194	685,725	(69,578,679)	(58,924,865)

Total	$4,061,444	$(44,201,500)	$(69,578,679)	$(21,301,813)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$—	$(2,052,925)	$—	$(779,042)
Interest rate contracts	(1,216,064)	—	10,221,026	29,135,582

Total	$(1,216,064)	$(2,052,925)	$10,221,026	$28,356,540

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$267,630	$1,640,906,400	$2,426,870,174	$1,926,667,443

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$747,753,000	$455,997,267

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$612,503,686	$90,000,000

(1)	Cost.

(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$67,488,636	$(67,488,636)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$52,075	$(21,999)	$30,076	$(30,076)	$—
Citigroup Global Markets, Inc.	823	—	823	—	823
Credit Suisse International	1,060,727	(1,731,181)	(670,454)	616,655	(53,799)
Morgan Stanley & Co. International PLC	846,609	(2,230,777)	(1,384,168)	1,173,672	(210,496)

	$1,960,234	$(3,983,957)	$(2,023,723)	$1,760,251	$(263,472)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $67,488,636:
Unaffiliated investments (cost $1,778,338,825)	$2,009,369,186
Affiliated investments (cost $156,656,424)	164,251,078
Dividends and interest receivable	14,519,078
Premiums paid for OTC swap agreements	1,959,411
Receivable for investments sold	429,883
Due from broker-variation margin futures	120,429
Unrealized appreciation on OTC swap agreements	823
Prepaid expenses and other assets	4,050,223

Total Assets	2,194,700,111

LIABILITIES
Payable to broker for collateral for securities on loan	72,533,248
Payable for Portfolio shares purchased	10,807,155
Unrealized depreciation on OTC swap agreements	3,983,957
Management fee payable	330,414
Accrued expenses and other liabilities	310,023
Due to broker-variation margin swaps	118,153
Distribution fee payable	51,264
Trustees’ fees payable	3,775
Affiliated transfer agent fee payable	401

Total Liabilities	88,138,390

NET ASSETS	$2,106,561,721

Net assets were comprised of:
Partners’ Equity	$2,106,561,721

Net asset value and redemption price per share, $2,106,561,721 / 217,407,361 outstanding shares of beneficial interest	$9.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$184,390,044
Affiliated dividend income	17,835,606
Income from securities lending, net (including affiliated income of $2,363,778)	2,427,232

Total income	204,652,882

EXPENSES
Management fee	33,360,000
Distribution fee	17,740,108
Custodian and accounting fees	457,268
Trustees’ fees	71,430
Audit fee	52,463
Legal fees and expenses	46,602
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	6,245
Miscellaneous	935,238

Total expenses	52,676,412
Less: Fee waiver and/or expense reimbursement	(1,315,953)
Distribution fee waiver	(2,688,878)

Net expenses	48,671,581

NET INVESTMENT INCOME (LOSS)	155,981,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $126,443,780)	2,044,483,842
Futures transactions	(69,578,679)
Options written transactions	(44,201,500)
Swap agreements transactions	(21,301,813)
Foreign currency transactions	45

1,909,401,895

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,574,410)	91,754,939
Futures	10,221,026
Options written	(2,052,925)
Swap agreements	28,356,540

128,279,580

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,037,681,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,193,662,776

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$155,981,301	$123,948,536
Net realized gain (loss) on investment and foreign currency transactions	1,909,401,895	311,269,134
Net change in unrealized appreciation (depreciation) on investments	128,279,580	59,554,614

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,193,662,776	494,772,284

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,608,804,648 and 219,201,312 shares, respectively]	47,814,253,882	1,780,049,786
Portfolio shares purchased [5,718,690,235 and 1,374,226,102 shares, respectively]	(50,625,126,545)	(10,641,407,845)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,810,872,663)	(8,861,358,059)

TOTAL INCREASE (DECREASE)	(617,209,887)	(8,366,585,775)
NET ASSETS:
Beginning of year	2,723,771,608	11,090,357,383

End of year	$2,106,561,721	$2,723,771,608

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.7%

ASSET-BACKED SECURITIES — 21.2%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	4,300	$4,478,701
Series 2020-02, Class C
1.480%	02/18/26	1,600	1,621,647
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25	3,600	3,900,563
Series 2019-02A, Class A, 144A
3.350%	09/22/25	6,300	6,726,671
Series 2019-03A, Class A, 144A
2.360%	03/20/26	11,600	12,094,449
Series 2020-01A, Class A, 144A
2.330%	08/20/26	5,500	5,676,014
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	900	907,103
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33	8,292	8,363,549
Ford Credit Floorplan Master Owner Trust,
Series 2019-04, Class A
2.440%	09/15/26	6,512	6,956,325
Hertz Vehicle Financing LP,
Series 2016-02A, Class A, 144A
2.950%	03/25/22	66	65,666
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	4,600	4,698,464
Series 2019-01A, Class A, 144A
3.630%	09/14/27	11,100	12,188,751
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	2,200	2,229,172

			69,907,075

Collateralized Loan Obligations — 14.8%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.608%(c)	04/20/32	15,000	15,044,595
Series 2020-05A, Class A1, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.349%(c)	07/20/30	5,000	5,004,650
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.337%(c)	07/15/31	5,000	4,985,166
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-09A, Class AR, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/32	16,000	15,999,963
Ares CLO Ltd. (Cayman Islands),
Series 2020-56A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.494%(c)	10/25/31	15,000	15,013,164

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.517%(c)	07/15/29	2,500	$2,497,060
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.549%(c)	10/21/32	10,000	9,999,973
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.587%(c)	10/15/28	6,500	6,499,986
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)
1.597%(c)	07/15/32	10,000	10,000,025
Series 2020-02A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.529%(c)	10/20/31	40,000	40,081,296
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1, 144A
0.000%(cc)	10/15/33	25,000	24,989,677
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.258%(c)	07/17/28	9,032	9,011,875
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A,
Floor 1.070%)
1.292%(c)	05/17/31	5,000	4,975,291
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.577%(c)	10/15/32	1,000	999,998
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.618%(c)	10/18/26	888	887,996
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.578%(c)	10/20/32	10,000	10,015,003
Series 2020-12A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.930%(c)	07/20/31	20,000	20,115,450
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.258%(c)	04/20/31	7,000	6,971,213
Elevation CLO Ltd. (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.357%(c)	07/15/31	10,000	9,938,037
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.247%(c)	04/15/31	15,000	14,926,212

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.467%(c)	10/15/29	15,000	$14,982,099
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.398%(c)	10/20/31	8,000	7,999,982
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.506%(c)	04/15/33	10,000	10,000,959
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
1.067%(c)	04/15/27	10,763	10,728,534
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor
1.500%)
1.736%(c)	10/17/31	14,650	14,671,160
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.070%(c)	10/15/31	10,000	10,010,450
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.325%(c)	04/25/31	15,000	14,944,327
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.599%(c)	10/23/32	41,500	41,397,815
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.474%(c)	10/12/30	1,403	1,400,483
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.357%(c)	07/15/31	10,000	9,950,284
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.295%(c)	04/26/31	15,100	15,062,550
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.548%(c)	07/20/32	8,000	8,003,736
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.298%(c)	04/17/31	24,630	24,521,720
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.228%(c)	07/17/29	9,802	9,777,980
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
1.608%(c)	07/20/32	12,500	12,481,680
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.348%(c)	01/17/31	4,000	3,977,055

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.330%(c)	07/16/31	6,000	$5,999,988
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.387%(c)	07/15/31	10,000	9,990,219
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.378%(c)	10/20/31	15,000	14,981,634
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.407%(c)	07/15/31	16,750	16,683,581
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.285%(c)	01/26/31	4,000	3,982,814
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	01/17/30	6,693	6,676,232
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31	15,901	15,823,599
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31	5,000	4,983,934
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31	5,549	5,516,658
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.318%(c)	07/17/31	8,750	8,691,190
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
1.558%(c)	07/20/32	10,000	9,996,289
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29	7,529	7,465,999
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.187%(c)	04/15/29	14,506	14,325,849

			562,985,430

Consumer Loans — 1.0%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD 1,300	1,015,228
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27	1,500	1,542,276
Series 2019-01A, Class A, 144A
3.000%	12/20/27	5,400	5,559,928

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2019-02A, Class A, 144A
2.780%	04/20/28		3,900	$4,005,001
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		1,900	1,942,317
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A
2.790%	09/14/32		1,500	1,505,567
Series 2020-02A, Class A, 144A
1.750%	09/14/35		5,500	5,598,588
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24		4,800	4,836,816
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24		3,700	3,759,543
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24		2,600	2,645,288
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		3,900	3,952,961
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	02/25/23		1,470	1,445,149
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	08/25/25		1,800	1,737,899

				39,546,561

Credit Cards — 0.4%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		5,200	6,277,587
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)
1.448%(c)	11/15/28	GBP	5,045	6,917,044

				13,194,631

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		6,900	7,322,738

Home Equity Loans — 0.2%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.788%(c)	05/25/34		880	844,731
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.973%(c)	08/25/33		185	183,634

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	12/25/34	934	$910,286
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.648%(c)	03/25/43	672	675,784
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.628%(c)	01/25/34	2,529	2,438,994
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.848%(c)	09/25/34	706	679,849
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	04/25/34	1,443	1,426,384
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.168%(c)	10/25/33	96	95,283
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.723%(c)	11/25/32	285	284,657
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.788%(c)	08/25/33	759	728,854

			8,268,456

Manufactured Housing — 0.2%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	5,589	5,728,748

Other — 0.4%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24	15,400	14,882,894

Residential Mortgage-Backed Securities — 0.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	02/25/34	206	195,032
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	10/25/34	687	676,427
Countrywide Asset-Backed Certificates,
Series 2004-12, Class AF6
4.634%(cc)	03/25/35	2	2,507

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	11/25/34		567	$569,093
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
5.872%(cc)	05/25/35		39	40,028
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		1,707	1,711,859
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		2,911	2,924,940
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		778	784,933
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.623%(c)	06/25/34		695	698,182
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.993%(c)	01/25/35		658	664,279
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.988%(c)	08/25/34		307	306,244
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.088%(c)	09/25/34		2,030	2,001,496
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR	7,789	8,564,266
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	10/25/59		1,853	1,860,863

				21,000,149

Student Loans — 1.6%
Earnest Student Loan Program LLC,
Series 2017-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	01/25/41		264	264,202
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%	08/25/43		4,076	4,190,985
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		2,191	2,241,982
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68		4,700	4,844,789
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%	12/15/45		8,613	8,893,267
Series 2019-D, Class 1PT, 144A
2.639%(cc)	01/16/46		14,569	15,045,272
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45		12,373	12,729,421

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		5,271	$5,475,053
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		7,200	7,439,602

				61,124,573

TOTAL ASSET-BACKED SECURITIES (cost $795,100,638)				803,961,255

BANK LOANS — 0.2%
Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		270	292,950

Pharmaceuticals — 0.1%
Ceva Sante Animale SA (France),
Term Loan, 1 - 6 Month EURIBOR + 4.625% (Cap N/A, Floor 0.000%)
4.625%(c)	04/13/26	EUR	2,200	2,693,510

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26		862	835,768
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.000%(c)	02/07/25	EUR	1,739	2,078,787
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	583	692,895
Term B, 3 Month GBP LIBOR + 4.750%
4.776%(c)	02/06/25	GBP	788	1,046,917

				4,654,367

TOTAL BANK LOANS (cost $7,550,678)				7,640,827

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.2%
BANK,
Series 2018-BN13, Class A4
3.953%	08/15/61		11,300	13,021,095
Series 2019-BN20, Class A2
2.758%	09/15/62		17,000	18,674,373
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.881%(c)	03/15/37		6,835	6,715,015
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52		24,000	26,100,074
Benchmark Mortgage Trust,
Series 2018-B02, Class A4
3.615%	02/15/51		7,550	8,614,120

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	27,500	$29,552,603
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	9,000	9,970,515
Series 2019-CD08, Class A3
2.657%	08/15/57	25,000	26,563,388
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	19,000	20,115,429
Series 2016-C07, Class A2
3.585%	12/10/54	13,656	15,231,065
Series 2016-C07, Class A3
3.839%	12/10/54	14,766	16,744,799
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	6,771	7,356,744
Series 2015-GC31, Class A3
3.497%	06/10/48	22,271	24,598,863
Series 2017-C04, Class A3
3.209%	10/12/50	9,800	10,788,297
Series 2019-GC41, Class A4
2.620%	08/10/56	10,000	10,894,736
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	6,567	7,110,656
Series 2014-CR20, Class A3
3.326%	11/10/47	17,000	18,133,941
Series 2014-UBS04, Class A3
3.430%	08/10/47	15,300	15,681,984
Series 2014-UBS06, Class A4
3.378%	12/10/47	8,000	8,693,247
Series 2015-DC01, Class A4
3.078%	02/10/48	15,000	15,807,489
Series 2015-LC21, Class A3
3.445%	07/10/48	19,100	20,714,026
Series 2015-LC23, Class A3
3.521%	10/10/48	13,500	14,696,848
Series 2015-PC01, Class A5
3.902%	07/10/50	4,620	5,167,351
Series 2016-COR01, Class A3
2.826%	10/10/49	12,000	12,837,608
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	21,773	23,642,917
Series 2017-CX10, Class A4
3.191%	11/15/50	7,625	8,451,934
Series 2018-CX12, Class A3
3.959%	08/15/51	7,000	8,119,455
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	11,300	12,175,218
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.345%(cc)	05/25/22	41,036	605,096

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K021, Class X1, IO
1.404%(cc)	06/25/22	22,917	$338,494
Series K024, Class X1, IO
0.796%(cc)	09/25/22	36,260	424,101
Series K025, Class X1, IO
0.799%(cc)	10/25/22	29,628	338,362
Series K052, Class X1, IO
0.654%(cc)	11/25/25	126,465	3,503,865
Series K055, Class X1, IO
1.362%(cc)	03/25/26	27,202	1,672,088
Series K075, Class AM
3.650%(cc)	02/25/28	8,075	9,490,177
Series K081, Class A2
3.900%(cc)	08/25/28	21,830	26,170,891
Series K089, Class A2
3.563%	01/25/29	7,500	8,875,439
Series K097, Class X1, IO
1.089%(cc)	07/25/29	49,964	4,147,449
Series Q001, Class XA, IO
2.183%(cc)	02/25/32	28,034	3,123,016
Series W5FX, Class AFX
3.214%(cc)	04/25/28	5,230	5,858,951
GS Mortgage Securities Trust,
Series 2014-GC24, Class A5
3.931%	09/10/47	4,615	5,101,775
Series 2014-GC26, Class A4
3.364%	11/10/47	8,000	8,640,541
Series 2019-GC42, Class A3
2.749%	09/01/52	22,000	23,941,009
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46	5,317	5,423,573
Series 2013-C08, Class A3
2.863%	12/15/48	4,502	4,666,422
Series 2013-C09, Class A3
2.834%	05/15/46	11,944	12,438,044
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49	5,000	5,631,025
Series 2019-H07, Class A3
3.005%	07/15/52	5,300	5,756,410
One Bryant Park Trust,
Series 2019-OBP, Class A, 144A
2.516%	09/15/54	4,600	4,915,483
UBS Commercial Mortgage Trust,
Series 2018-C08, Class ASB
3.903%	02/15/51	10,175	11,505,963
Series 2018-C12, Class A4
4.030%	08/15/51	11,500	13,400,971
Series 2019-C16, Class A3
3.344%	04/15/52	10,000	11,205,118
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	2,453	2,513,454
Series 2013-C06, Class A3
2.971%	04/10/46	11,834	12,261,987

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		3,468	$3,692,535
Series 2015-LC20, Class A4
2.925%	04/15/50		15,000	16,027,752
Series 2016-C37, Class A4
3.525%	12/15/49		5,800	6,497,578
Series 2017-C38, Class A4
3.190%	07/15/50		9,500	10,585,658
Series 2017-C39, Class ASB
3.212%	09/15/50		6,900	7,528,223
Series 2017-C41, Class A3
3.210%	11/15/50		15,000	16,464,275
Series 2019-C49, Class A3
3.749%	03/15/52		13,200	14,680,505
Series 2019-C52, Class A4
2.643%	08/15/52		6,400	6,849,622

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $643,515,976)				690,449,642

CORPORATE BONDS — 35.9%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.825%	03/01/59		4,550	4,596,985
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		2,995	3,569,732

				8,166,717

Agriculture — 0.0%
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41		1,244	1,689,052

Airlines — 0.6%
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25	(a)	3,249	3,269,704
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		813	822,374
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.400%	04/19/21		7,770	7,807,766
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		6,640	7,894,180
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		2,776	2,789,538

				22,583,562

Auto Manufacturers — 1.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		17,795	18,067,518

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		923	$1,023,166
6.250%	10/02/43		3,650	4,922,293
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
1.080%(c)	04/09/21		1,260	1,260,975
Gtd. Notes
3.150%	06/30/22		12,500	12,930,457
3.550%	04/09/21		950	957,065
4.300%	07/13/25		2,587	2,900,891
Sr. Unsec’d. Notes
2.900%	02/26/25		775	825,261

				42,887,626

Auto Parts & Equipment — 0.1%
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26		725	789,122
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		500	518,722
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22		1,634	1,682,952

				2,990,796

Banks — 11.9%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		1,000	1,008,268
Sr. Unsec’d. Notes
3.125%	02/23/23		3,600	3,790,090
3.848%	04/12/23		1,400	1,501,676
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	–	(a)(rr)	1,490	1,731,178
Jr. Sub. Notes, Series JJ
5.125%(ff)	–	(rr)	10,890	11,479,207
Jr. Sub. Notes, Series MM
4.300%(ff)	–	(rr)	7,500	7,711,095
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		6,816	6,893,696
2.496%(ff)	02/13/31		13,905	14,749,215
3.194%(ff)	07/23/30		7,195	8,047,973
3.824%(ff)	01/20/28		8,055	9,246,391
4.271%(ff)	07/23/29		1,010	1,201,329
Sub. Notes, MTN
4.450%	03/03/26		6,375	7,433,255
Sub. Notes, Series L, MTN
3.950%	04/21/25		8,575	9,659,294
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		5,480	6,585,533
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		6,530	6,834,046

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23	(a)	5,500	$5,846,669
3.800%	01/10/24	(a)	2,090	2,277,777
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	–	(a)(rr)	2,575	2,573,263
Jr. Sub. Notes, Series V
4.700%(ff)	–	(rr)	545	559,964
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		21,800	23,225,998
2.976%(ff)	11/05/30		9,855	10,846,805
3.668%(ff)	07/24/28		2,000	2,275,049
3.700%	01/12/26		1,940	2,205,671
3.887%(ff)	01/10/28		1,540	1,769,185
8.125%	07/15/39		945	1,690,805
Sub. Notes
4.600%	03/09/26		1,070	1,254,522
4.750%	05/18/46		3,835	5,078,481
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23		5,555	5,979,778
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		6,015	6,283,030
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.001%(ff)	09/20/22		10,250	10,416,521
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
1.510%(c)	02/04/21		2,300	2,300,254
Sr. Unsec’d. Notes
4.250%	02/04/21		2,125	2,130,513
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,960	3,992,926
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		2,700	2,822,329
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		5,855	6,179,462
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23		6,780	7,191,634
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	–	(rr)	7,490	7,461,662
Jr. Sub. Notes, Series O
5.300%(ff)	–	(rr)	1,035	1,137,687
Sr. Unsec’d. Notes
3.500%	11/16/26		4,640	5,210,067
3.750%	02/25/26		1,290	1,466,611
3.850%	01/26/27		3,850	4,397,296
Sub. Notes
6.750%	10/01/37		1,600	2,432,779
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25	(a)	980	1,069,940
4.292%(ff)	09/12/26		1,000	1,142,116

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		1,200	$1,310,440
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	–	(rr)	6,055	6,360,453
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	–	(rr)	2,127	2,116,485
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	–	(rr)	7,950	7,946,110
Sr. Unsec’d. Notes
3.200%	06/15/26		5,930	6,635,442
3.509%(ff)	01/23/29		1,310	1,496,075
3.782%(ff)	02/01/28		5,075	5,828,612
3.964%(ff)	11/15/48		3,690	4,634,235
4.005%(ff)	04/23/29		23,820	27,931,728
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		6,000	6,810,330
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29		3,610	4,179,425
3.875%	01/27/26		1,105	1,266,456
4.431%(ff)	01/23/30		21,270	25,917,437
5.597%(ff)	03/24/51		2,260	3,635,126
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		8,155	9,131,624
3.591%(ff)	07/22/28		2,055	2,344,801
Sub. Notes, GMTN
4.350%	09/08/26		7,000	8,238,842
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		3,370	3,723,349
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24		550	592,898
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		13,000	14,186,233
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24		15,000	16,013,505
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		7,290	7,557,182
3.126%(ff)	08/13/30	(a)	7,740	8,654,156
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		44,500	47,337,770

				452,939,754

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		4,500	6,075,453

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.1%
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29			5,000	$5,756,259

Chemicals — 0.7%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44			2,560	3,241,225
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)		4,000	4,138,842
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43			1,950	2,539,133
Nouryon Holding BV (Netherlands),
Gtd. Notes
6.500%	10/01/26		EUR	3,200	4,123,574
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			1,800	1,879,295
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.250%	01/15/45			4,910	6,722,773
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24			2,060	2,192,165
6.500%	09/27/28			1,300	1,408,723

					26,245,730

Commercial Services — 0.8%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26			5,690	6,315,764
7.000%	10/15/37			2,050	3,172,340
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25			2,200	2,356,769
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23			5,000	5,446,943
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27		EUR	1,100	1,290,062
5.750%	07/15/27		EUR	5,100	6,273,085
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28			2,000	2,141,159
5.250%	01/15/30			3,000	3,341,471

					30,337,593

Computers — 0.3%
HP, Inc.,
Sr. Unsec’d. Notes
2.200%	06/17/25			10,690	11,318,351

Diversified Financial Services — 0.4%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24			5,000	5,558,685

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	4,895	$5,390,387
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43	1,975	2,728,020
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27	915	973,535

			14,650,627

Electric — 2.4%
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	2,300	2,807,130
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	2,413	2,497,466
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	180	184,746
5.000%	02/01/31	285	297,380
5.125%	03/15/28	6,000	6,318,304
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48	1,750	2,207,575
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48	2,300	2,910,001
6.450%	01/15/38	2,110	3,237,022
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48	3,670	4,788,307
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	8,945	9,548,096
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	2,030	2,455,193
Entergy Louisiana LLC,
Sec’d. Notes
4.000%	03/15/33	1,385	1,726,099
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21	4,850	4,825,753
7.125%	02/11/25	2,110	2,161,425
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23	400	407,978
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48	2,700	3,486,499
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	725	915,243
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29	1,000	1,558,143

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30			3,560	$3,764,700
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28			2,385	2,753,628
Northern States Power Co.,
First Mortgage
3.600%	09/15/47			4,475	5,481,877
PECO Energy Co.,
First Mortgage
3.700%	09/15/47			660	804,779
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47			2,930	3,423,324
5.000%	03/15/44			1,500	1,931,968
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41			1,125	1,289,621
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47			3,550	4,170,299
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41			1,025	1,258,167
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series L
3.850%	02/01/48			4,655	5,431,554
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27			3,051	3,250,066
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
3.300%	09/01/49			4,445	5,087,747

					90,980,090

Electrical Components & Equipment — 0.3%
Energizer Gamma Acquisition BV,
Gtd. Notes
4.625%	07/15/26		EUR	7,981	10,094,792

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28			1,000	1,035,014
4.250%	10/31/26			1,516	1,609,734

					2,644,748

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	04/24/26	(a)		299	202,755
Cirsa Finance International Sarl (Spain),
Sr. Sec’d. Notes
4.750%	05/22/25		EUR	1,745	2,092,909

					2,295,664

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods — 0.5%
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		2,430	$2,509,362
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		550	631,569
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39		935	1,039,568
4.875%	10/01/49		6,035	7,003,868
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		2,415	2,991,276
Picard Bondco SA (Luxembourg),
Gtd. Notes
5.500%	11/30/24	EUR	2,360	2,956,093
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		2,975	3,052,441

				20,184,177

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		3,620	4,701,058

Gas — 0.2%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		1,200	1,680,884
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		235	295,999
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48		3,210	3,936,564
Southwest Gas Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/30		2,325	2,445,788

				8,359,235

Healthcare-Products — 0.5%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	4,760	6,256,074
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	1,680	2,235,729
1.625%	03/07/31	EUR	600	834,618
1.625%	10/15/50	EUR	1,535	2,091,872
2.250%	03/07/39	EUR	805	1,219,113
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	2,350	3,155,161
1.875%	10/01/49	EUR	1,525	2,153,499

				17,946,066

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services — 2.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37			2,250	$3,432,390
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39			2,505	2,779,946
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24	(a)		10,345	11,107,835
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29			8,500	9,863,204
5.000%	03/15/24			10,000	11,249,826
5.125%	06/15/39			2,250	2,875,162
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30			4,000	4,174,140
3.200%	06/01/50			1,830	1,961,659
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29			7,620	8,416,315
IQVIA, Inc.,
Gtd. Notes, 144A
2.250%	01/15/28		EUR	2,700	3,327,869
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47			2,000	2,591,124
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31			6,675	7,328,285
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27			6,540	6,932,900
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41			3,360	4,568,138

					80,608,793

Home Builders — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.
(Canada),
Gtd. Notes, 144A
6.250%	09/15/27			870	924,034
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			1,215	1,376,079

					2,300,113

Household Products/Wares — 0.1%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,250	2,843,787

Insurance — 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44			1,630	2,083,171

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	2,100	$2,701,958
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29			15,250	18,647,836
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37			2,155	2,979,924
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43			740	916,576
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42			235	302,217
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34			1,500	2,115,130
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44			890	1,200,090
6.850%	12/16/39			246	384,688

					31,331,590

Lodging — 0.2%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24			4,500	4,770,423
3.500%	08/18/26			1,550	1,660,998
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.625%	06/15/30	(a)		1,365	1,600,765
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25	(a)		1,100	1,232,779

					9,264,965

Machinery-Diversified — 0.1%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21			1,950	2,011,116

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30			1,840	1,985,560
5.375%	06/01/29			1,000	1,097,005
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29			16,850	20,412,752
5.375%	05/01/47			1,210	1,510,744
6.384%	10/23/35			4,300	5,889,220
6.484%	10/23/45			1,000	1,418,706
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50			1,900	2,229,262
3.750%	04/01/40			6,870	8,276,388

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		7,280	$7,882,699
Discovery Communications LLC,
Gtd. Notes, 144A
4.000%	09/15/55		2,470	2,750,259

				53,452,595

Mining — 0.1%
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		850	1,273,405
7.500%	07/27/35		600	913,295
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41		1,743	2,235,679

				4,422,379

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		5,100	4,754,148
7.875%	04/15/27		2,440	2,243,430

				6,997,578

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		3,355	3,392,430
2.750%	01/06/23	(a)	970	1,005,457
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25		2,000	2,551,850

				6,949,737

Oil & Gas — 1.9%
Antero Resources Corp.,
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		1,175	1,195,653
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27		142	157,975
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		650	618,215
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	–(rr)		8,590	9,164,811
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		880	1,031,661
6.750%	11/15/39		1,980	2,580,937
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		4,570	6,212,858
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		489	557,535

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	(a)		1,423	$1,467,320
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			1,895	2,312,270
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22			1,438	1,516,460
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,505	1,715,522
4.750%	04/19/27	(a)		500	580,061
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24			2,000	2,222,838
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			7,000	3,223,980
6.450%	09/15/36			55	57,329
6.950%	07/01/24			3,110	3,382,176
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26			2,620	2,810,655
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34			1,640	1,887,638
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30			811	906,864
5.600%	01/03/31	(a)		1,865	2,139,004
6.625%	01/16/34		GBP	2,020	3,374,394
7.375%	01/17/27			1,770	2,195,711
8.750%	05/23/26			680	884,533
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	477	586,281
5.500%	01/21/21			740	741,330
6.350%	02/12/48			2,044	1,846,191
6.490%	01/23/27			5,091	5,369,373
6.500%	03/13/27			1,680	1,771,255
6.500%	01/23/29			1,600	1,658,495
6.840%	01/23/30			523	544,812
7.690%	01/23/50			621	627,297
Gtd. Notes, EMTN
4.875%	02/21/28		EUR	2,150	2,676,075
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25			1,000	943,895
5.000%	03/15/23			1,458	1,428,871
9.250%	02/01/26	(a)		2,150	2,246,635
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/25			407	333,809

					72,970,719

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		3,935	$4,790,779

Pharmaceuticals — 2.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		3,640	4,057,642
4.500%	05/14/35		10,025	12,602,235
4.550%	03/15/35		7,332	9,275,939
4.700%	05/14/45		5,155	6,714,467
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29		775	796,801
5.250%	01/30/30		500	524,040
5.250%	02/15/31		925	966,202
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		5,550	6,349,349
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.625%	05/15/24		6,695	7,341,582
4.125%	06/15/39		980	1,253,984
4.250%	10/26/49		2,060	2,773,417
4.625%	05/15/44		2,000	2,710,824
5.000%	08/15/45		1,190	1,713,635
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		5,000	5,643,390
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29		12,250	13,789,646
4.300%	03/25/28		3,187	3,780,190
4.780%	03/25/38		935	1,180,633
5.125%	07/20/45		1,875	2,512,541
5.300%	12/05/43		645	870,229
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		710	590,742
Sec’d. Notes, 144A
9.500%	07/31/27	(a)	563	627,331
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		5,935	7,762,982
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40		1,585	1,779,343
4.000%	06/22/50		2,930	3,337,712

				98,954,856

Pipelines — 1.8%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		2,860	3,291,451
6.250%	04/15/49		5,080	6,170,641
Jr. Sub. Notes, Series G
7.125%(ff)	–(rr	)	3,195	3,054,638

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	(a)		1,600	$2,179,997
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)		6,145	6,153,979
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50			7,505	8,449,990
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38			2,525	2,891,905
4.875%	06/01/25			5,275	6,092,676
5.200%	03/01/47			290	356,893
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	(a)		600	625,606
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37			3,400	4,372,519
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49			6,410	6,768,559
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30			4,120	4,412,409
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25			1,150	1,239,949
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30			1,325	1,364,297
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48			340	336,633
5.450%	04/01/44			1,925	1,944,817
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	11/15/21			2,100	2,141,928
4.850%	03/01/48			165	202,768
4.900%	01/15/45			1,885	2,242,345
5.100%	09/15/45	(a)		1,700	2,113,267
5.400%	03/04/44			2,000	2,466,160

					68,873,427

Real Estate Investment Trusts (REITs) — 0.8%
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	(a)		9,670	10,424,915
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26			3,300	3,555,707
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25		EUR	3,000	3,904,752

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30		10,050	$10,980,157

				28,865,531

Retail — 0.7%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		2,000	2,079,967
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		8,614	10,246,492
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	2,800	3,366,411
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	5,600	7,031,681
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23		2,175	2,345,944
Macy’s Retail Holdings LLC,
Gtd. Notes
3.875%	01/15/22		340	337,320

				25,407,815

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		3,475	3,642,106

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		218	236,501
3.950%	08/08/56		1,032	1,412,765

				1,649,266

Telecommunications — 1.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41		30,375	32,604,644
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		1,228	1,262,453
3.500%	09/15/53		565	567,556
3.550%	09/15/55		200	200,587
3.650%	09/15/59		120	120,801
3.800%	12/01/57		732	763,400
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		2,616	2,674,586
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		8,250	10,171,299
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		850	922,703

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21	2,779	$2,891,409
7.875%	09/15/23	7,650	8,852,400
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.000%	02/15/41	1,575	1,629,361
3.300%	02/15/51	1,905	1,953,666
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.522%	09/15/48	1,620	2,095,744

			66,710,609

Transportation — 0.2%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	316	381,864
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.750%	08/15/24	5,250	5,587,886

			5,969,750

TOTAL CORPORATE BONDS (cost $1,241,645,398)			1,360,864,861

MUNICIPAL BONDS — 2.0%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	625	738,137

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	2,455	3,381,542

California — 0.6%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	4,890	8,442,145
Los Angeles Department of Water,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	4,900	6,661,452
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	1,475	2,167,335
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	3,170	5,282,393

			22,553,325

Illinois — 0.3%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	2,970	4,411,846
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	7,055	7,494,315

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (cont’d.)
General Obligation Unlimited, Taxable, Pension
5.100%	06/01/33	1,050	$1,121,547

			13,027,708

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	2,200	3,153,502

Missouri — 0.0%
University of Missouri,
Revenue Bonds, BABs
5.792%	11/01/41	400	611,832

New Jersey — 0.2%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,750	2,859,745
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,075	1,803,109
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	1,920	2,701,363

			7,364,217

New York — 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,320	1,764,259
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	2,000	3,215,520
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	1,940	2,574,710

			7,554,489

North Carolina — 0.2%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-002, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.015%(c)	07/25/36	5,900	5,882,300

Ohio — 0.2%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	4,165	6,098,851

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	500	753,275
Revenue Bonds, BABs, Series B
5.511%	12/01/45	1,280	1,903,718

			2,656,993

Texas — 0.0%
City of San Antonio TX Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,270	1,645,171

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	1,110	$1,488,055

TOTAL MUNICIPAL BONDS (cost $62,610,406)			76,156,122

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.3%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
0.338%(c)	03/27/36	2,065	2,033,790
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.278%(c)	02/27/37	1,387	1,353,438
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	05/27/36	268	264,914
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.754%(c)	09/26/45	765	771,199
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	04/25/28	1,078	1,076,231
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	04/25/29	575	574,917
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.248%(c)	07/25/29	976	975,646
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.748%(c)	07/25/29	2,700	2,702,145
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	10/25/29	1,562	1,560,329
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/29	5,600	5,574,779
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	1,335	1,338,794
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	720	727,393
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/26/30	760	762,144
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	08/26/30	605	611,431
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	08/26/30	715	729,973

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/30	750	$750,658
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	10/25/30	555	556,411
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.848%(c)	10/25/30	720	723,031
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30	1,480	1,480,990
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.750%(c)	06/25/30	1,100	1,100,457
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%	09/15/21^	17,914	17,788,768
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	1,902	1,915,643
Series 2017-05, Class A3, 144A
4.000%(cc)	05/25/57	6,200	6,200,586
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	6,090	6,098,040
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.997%(cc)	09/25/47	1,105	1,038,880
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.298%(c)	09/25/31	4,108	4,103,053
Credit Suisse Mortgage Trust,
Series 2020-RPL5, Class A1, 144A
3.023%	08/25/60	1,299	1,302,517
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.948%(c)	04/25/29	620	616,723
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	10/25/30	2,730	2,753,027
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.148%(c)	10/25/30	1,340	1,359,069
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.648%(c)	10/25/30	950	966,525
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor
2.400%)
2.548%(c)	05/25/30	1,225	1,217,757
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)	11/25/50	1,135	1,154,809

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.248%(c)	06/25/50	565	$586,922
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	06/25/50	2,300	2,311,483
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)	08/25/50	4,085	4,334,831
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	2,110	2,139,477
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.882%(c)	10/25/50	1,745	1,813,768
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.882%(c)	10/25/50	1,305	1,321,673
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)	07/25/50	5,885	5,925,721
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	09/25/50	830	865,157
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.298%(c)	09/25/50	595	600,482
Freddie Mac REMICS,
Series 4646, Class HV
3.500%	11/15/36	5,802	5,990,740
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49	10,084	10,112,714
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	12,173	12,373,261
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	01/26/37	2,088	2,050,141
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	10/26/36	1,748	1,720,144
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A,
Floor 0.140%)
0.288%(c)	10/26/36	2,025	1,927,254
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29	383	379,648
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.748%(c)	10/25/30	2,000	2,015,849
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	10/25/30	1,200	1,219,174

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.298%(c)	10/25/30	600	$613,376
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	1,970	1,979,035
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	16,583	16,577,177
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	3,816	3,820,623
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24	1,186	1,182,036
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.755%(c)	12/11/21	29,570	29,575,766
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	09/23/21	11,670	11,678,579
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)
3.500%(c)	09/23/21	6,820	6,825,229
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28	171	171,133
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29	111	111,418
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30	767	769,478
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30	3,100	3,131,405
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)	10/25/30	510	510,660
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.748%(c)	10/25/30	675	680,586
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.798%(c)	06/25/57	1,174	1,170,632
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.967%(c)	12/25/22	12,540	12,540,865

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.548%(c)	03/25/28		19	$19,231
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.848%(c)	03/25/28		260	260,528
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	06/25/29		102	101,811
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
3.298%(c)	10/25/30		4,115	4,130,202
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	10/25/30		2,185	2,208,236
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.748%(c)	10/25/30		1,710	1,739,824
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21		11,260	11,271,580

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $239,084,167)				240,941,916

SOVEREIGN BONDS — 4.3%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30		8,334	3,388,458
0.125%(cc)	01/09/38		3,694	1,513,259
1.000%	07/09/29		489	212,671
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		1,235	1,296,402
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,472	1,597,109
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	1,000	1,261,419
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		1,085	1,302,939
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25	EUR	2,280	2,900,108
4.750%	04/16/26	EUR	3,245	4,116,564
6.375%	04/11/31	EUR	1,065	1,398,756
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A
6.375%	02/11/27		2,610	2,715,036
Hellenic Republic Government Bond (Greece),
Bonds
3.650%(cc)	02/24/23	EUR	1,000	1,323,468
3.650%(cc)	02/24/24	EUR	1,100	1,505,610

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
3.650%(cc)	02/24/26		EUR	850	$1,228,032
3.650%(cc)	02/24/31		EUR	1,690	2,670,378
3.650%(cc)	02/24/32		EUR	1,295	2,087,055
3.650%(cc)	02/24/35		EUR	1,000	1,675,235
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34		EUR	745	1,340,930
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27		EUR	1,899	2,357,007
1.450%	09/18/26		EUR	1,355	1,734,884
3.375%	07/30/25		EUR	1,700	2,346,619
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28		EUR	5,055	7,463,252
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24			3,400	3,545,285
2.125%	04/13/21			200	200,956
2.625%	04/20/22			3,800	3,910,045
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A
8.875%	12/01/24			2,000	2,608,360
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	(a)		1,590	2,362,513
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24			13,630	15,846,405
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26			3,520	4,579,147
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21			5,210	2,115,405
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49			635	866,727
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23			8,285	9,621,970
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28		GBP	6,030	10,835,808
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			16,870	21,685,145
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27		EUR	1,400	1,867,233
3.875%	10/29/35		EUR	800	1,195,882
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	770	1,151,036
4.125%	03/11/39		EUR	2,457	3,751,342
4.375%	08/22/23			1,500	1,635,330
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30			4,170	4,136,660
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
5.250%	02/18/24			2,428	2,781,922

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.000%	05/17/21			6,000	$6,035,920
2.500%	06/08/22			800	823,418
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21			3,430	3,554,590
8.994%	02/01/24			510	577,666
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	4,605	5,370,115
7.750%	09/01/22			1,550	1,658,368
8.994%	02/01/24			2,800	3,171,499
9.750%	11/01/28			1,600	1,970,213

TOTAL SOVEREIGN BONDS (cost $151,985,504)					165,294,151

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
Federal Home Loan Mortgage Corp.
2.500%	09/01/29			221	235,696
2.500%	03/01/30			1,053	1,123,634
3.000%	05/01/29			1,144	1,223,398
3.500%	09/01/42			641	697,648
4.000%	11/01/37			1,021	1,102,580
4.000%	09/01/40			3,604	3,942,357
4.000%	11/01/40			2,406	2,652,359
4.000%	12/01/40			1,822	2,008,535
4.000%	01/01/44			753	820,171
4.000%	01/01/44			774	845,658
4.000%	06/01/48			518	552,436
4.000%	07/01/48			6,045	6,452,419
4.500%	12/01/40			1,098	1,233,077
4.500%	07/01/41			2,368	2,661,962
4.500%	03/01/42			1,757	1,972,761
4.500%	06/01/44			1,789	2,013,911
6.250%	07/15/32	(k)		3,400	5,262,115
6.750%	09/15/29			4,060	6,061,858
6.750%	03/15/31			4,000	6,160,266
Federal Home Loan Mortgage Corp., MTN
2.559%(s)	12/14/29	(k)		2,400	2,132,423
Federal National Mortgage Assoc.
2.000%	TBA	(tt)		29,500	30,639,630
2.000%	TBA			61,000	63,244,530
2.500%	TBA			4,500	4,734,662
2.500%	TBA	(tt)		4,500	4,742,924
2.500%	04/01/28			67	70,392
2.500%	06/01/28			841	889,301
2.500%	08/01/28			370	386,474
2.500%	09/01/28			381	397,803
3.000%	02/01/31			1,512	1,587,452
3.000%	01/01/32			257	270,301
3.000%	07/01/43			207	219,751
3.000%	08/01/43			422	449,436
3.000%	11/01/43			5,587	5,951,279
3.000%	12/01/47			6,195	6,547,053
3.500%	04/01/32			1,937	2,074,641
3.500%	05/01/42			866	930,377
3.500%	05/01/42			1,037	1,134,022
3.500%	05/01/42			1,214	1,310,438

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/42		4,003	$4,291,904
3.500%	09/01/42		3,160	3,436,147
3.500%	09/01/42		15,383	16,723,221
3.500%	02/01/47		2,521	2,682,367
4.000%	09/01/40		1,633	1,785,677
4.000%	12/01/43		66	72,143
4.000%	07/01/47		5,469	5,959,560
4.000%	09/01/47		2,313	2,482,229
4.000%	10/01/47		6,591	7,268,828
4.000%	11/01/47		1,687	1,860,211
4.000%	10/01/48		386	412,225
4.000%	11/01/48		1,547	1,680,300
4.500%	05/01/39		1,788	2,007,941
4.500%	12/01/40		3,008	3,377,376
4.500%	06/01/48		3,816	4,134,078
4.500%	01/01/49		1,639	1,776,812
6.250%	05/15/29	(a)(k)	4,310	6,140,119
6.625%	11/15/30	(k)	1,485	2,247,186
7.125%	01/15/30		1,440	2,199,335
Freddie Mac Coupon Strips
3.221%(s)	07/15/32		850	667,172
Government National Mortgage Assoc
2.500%	TBA		30,000	31,691,030
3.500%	09/15/41		206	220,586
3.500%	11/15/41		4	3,868
3.500%	11/15/41		100	107,133
3.500%	01/15/42		17	18,466
3.500%	02/15/42		155	166,227
3.500%	03/15/42		8	8,895
3.500%	03/15/42		483	514,103
3.500%	05/15/42		143	152,923
3.500%	06/15/42		76	80,743
3.500%	07/15/42		20	20,815
3.500%	07/15/42		110	117,706
3.500%	07/15/42		229	249,408
3.500%	07/15/42		259	276,586
3.500%	08/15/42		17	18,639
3.500%	01/15/43		84	90,699
3.500%	02/15/43		162	171,540
3.500%	04/15/43		490	524,821
3.500%	05/15/43		8	8,366
3.500%	05/15/43		12	12,940
3.500%	05/15/43		32	33,598
3.500%	05/15/43		63	71,956
3.500%	05/20/43		4,169	4,553,144
3.500%	07/15/43		351	402,641
3.500%	10/15/43		38	43,366
3.500%	11/15/43		18	19,005
3.500%	12/15/43		452	519,414
3.500%	01/15/44		121	129,984
3.500%	08/20/48		8,804	9,365,096
3.500%	09/20/48		14,995	15,959,859
4.000%	01/20/40		595	657,861
4.000%	10/20/40		558	617,446
4.000%	02/20/41		731	808,891
4.000%	12/20/46		3,278	3,568,554
4.000%	07/20/47		349	375,909
4.000%	12/20/47		1,823	1,966,610

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/20/48		12,484	$13,480,242
4.500%	05/20/40		1,763	1,963,577
4.500%	12/20/40		1,744	1,943,406
4.500%	11/20/46		554	617,353
4.500%	08/20/48		3,405	3,689,925
Tennessee Valley Authority Generic Strips, Bonds
2.705%(s)	09/15/30		2,730	2,301,546
2.897%(s)	03/15/33		600	474,141

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $331,445,858)				343,959,579

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
2.250%	08/15/49	(h)(k)	745	852,210
2.875%	05/15/43		3,380	4,269,362
3.125%	02/15/43	(h)	680	891,119
3.375%	05/15/44	(h)	4,675	6,388,680
U.S. Treasury Notes
2.250%	11/15/27	(k)	3,507	3,892,770
2.625%	03/31/25	(k)	2,225	2,444,545
2.625%	02/15/29		220	252,450
U.S. Treasury Strips Coupon
1.417%(s)	02/15/38	(h)	13,010	10,104,603
1.497%(s)	08/15/41	(h)(k)	28,360	20,469,051
2.089%(s)	11/15/35		350	285,141
U.S. Treasury Strips Principal
2.035%(s)	11/15/44		8,305	5,660,052

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,100,418)				55,509,983

			Shares

COMMON STOCK — 0.0%
Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia) (cost $1,279,096)			64,148	165,502

TOTAL LONG-TERM INVESTMENTS (cost $3,529,318,139)				3,744,943,838

SHORT-TERM INVESTMENTS — 5.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			173,609,864	173,609,864
PGIM Institutional Money Market Fund (cost $36,032,985; includes $36,025,977 of cash collateral for securities on loan)(b)(w)			36,116,116	36,098,058

TOTAL SHORT-TERM INVESTMENTS (cost $209,642,849)				209,707,922

TOTAL INVESTMENTS—104.2% (cost $3,738,960,988)				3,954,651,760
Liabilities in excess of other assets(z) — (4.2)%				(159,836,773)

NET ASSETS — 100.0%				$3,794,814,987

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $17,789,906 and 0.5% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,125,410; cash collateral of $36,025,977 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 34,000,000 is 0.9% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,082	5 Year U.S. Treasury Notes	Mar. 2021	$262,673,573	$334,725
307	10 Year U.S. Ultra Treasury Notes	Mar. 2021	48,002,330	(107,657)
1,257	20 Year U.S. Treasury Bonds	Mar. 2021	217,696,687	(1,363,139)
1,556	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	332,303,250	(2,441,932)

				(3,578,003)

Short Positions:
3,234	2 Year U.S. Treasury Notes	Mar. 2021	714,638,202	(722,368)
216	5 Year Euro-Bobl	Mar. 2021	35,670,812	(19,685)
325	10 Year Euro-Bund	Mar. 2021	70,529,519	(182,608)
2,106	10 Year U.S. Treasury Notes	Mar. 2021	290,792,542	(356,698)
120	Euro Schatz Index	Mar. 2021	16,459,290	5,596

				(1,275,763)

				$(4,853,766)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/20/21	Goldman Sachs International	CAD	1,030	$771,592	$809,459	$37,867	$—
Euro,
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	2,159	2,568,524	2,638,555	70,031	—

				$3,340,116	$3,448,014	107,898	—

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/21	Citibank, N.A.	GBP	956	$1,277,232	$1,307,586	$—	$(30,354)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	GBP	14,503	19,261,544	19,835,166	—	(573,622)
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,300	990,301	1,021,382	—	(31,081)
Euro,
Expiring 01/12/21	Barclays Bank PLC	EUR	140	171,121	170,665	456	—
Expiring 01/12/21	Citibank, N.A.	EUR	1,033	1,236,843	1,261,905	—	(25,062)
Expiring 01/12/21	Goldman Sachs International	EUR	1,620	1,938,504	1,980,079	—	(41,575)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	103,854	123,395,930	126,913,085	—	(3,517,155)

				$148,271,475	$152,489,868	456	(4,218,849)

						$108,354	$(4,218,849)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Government of Malaysia	12/20/23	1.000%(Q)	4,500	0.192%	$110,008	$(2,742)	$112,750	Barclays Bank PLC
People’s Republic of China	12/20/23	1.000%(Q)	15,000	0.121%	399,252	(9,140)	408,392	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	22,500	0.885%	83,781	(13,710)	97,491	Barclays Bank PLC
Republic of Chile	12/20/23	1.000%(Q)	4,500	0.192%	110,166	(2,742)	112,908	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	6,000	0.432%	103,357	(3,656)	107,013	Barclays Bank PLC
Republic of Indonesia	12/20/23	1.000%(Q)	6,000	0.338%	120,196	(3,656)	123,852	Barclays Bank PLC
Republic of Panama	12/20/23	1.000%(Q)	4,500	0.208%	108,025	(2,742)	110,767	Barclays Bank PLC
Republic of Peru	12/20/23	1.000%(Q)	4,500	0.263%	100,474	(2,742)	103,216	Barclays Bank PLC
Republic of Philippines	12/20/23	1.000%(Q)	4,500	0.185%	111,038	(2,742)	113,780	Barclays Bank PLC
Republic of South Africa	12/20/23	1.000%(Q)	13,500	1.329%	(126,742)	(8,226)	(118,516)	Barclays Bank PLC
Republic of Turkey	12/20/23	1.000%(Q)	22,500	2.541%	(987,685)	(13,710)	(973,975)	Barclays Bank PLC
Russian Federation	12/20/23	1.000%(Q)	13,500	0.507%	202,027	(8,226)	210,253	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	19,500	0.376%	369,119	(11,882)	381,001	Barclays Bank PLC

					$703,016	$(85,916)	$788,932

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.30.V3	12/20/23	1.000%(Q)	141,000	$(919,539)	$(25,038)	$(894,501)	Barclays Bank PLC

*

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	22,750	*	$1,138	$—	$1,138	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
United Mexican States	06/20/23	1.000%(Q)	1,710	$(29,291)	$6,197	$(35,488)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,685	(28,863)	15,476	(44,339)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,678)	5,811	(15,489)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,678)	5,336	(15,014)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,678)	1,926	(11,604)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	290	(4,968)	1,050	(6,018)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	400	(7,006)	2,678	(9,684)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	355	(6,217)	1,985	(8,202)	Citibank, N.A.

				$(105,379)	$40,459	$(145,838)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	13,800	0.723%	$41,923	$72,589	$(30,666)	Bank of America, N.A. Credit Suisse
Petroleos Mexicanos	06/20/23	1.000%(Q)	3,955	2.744%	(164,472)	(65,791)	(98,681)	International
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,425	2.744%	(59,260)	(45,890)	(13,370)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,405	2.744%	(58,428)	(54,313)	(4,115)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	2.744%	(19,545)	(18,619)	(926)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	2.744%	(19,546)	(18,282)	(1,264)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	2.744%	(19,545)	(15,207)	(4,338)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	240	2.744%	(9,981)	(7,725)	(2,256)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	400	3.330%	(34,566)	(30,314)	(4,252)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	355	3.330%	(30,677)	(26,590)	(4,087)	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)	1,610	2.716%	(85,005)	(14,151)	(70,854)	Citibank, N.A.

					$(459,102)	$(224,293)	$(234,809)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
AUD	12,900	02/13/30	1.210	%(S)	6 Month BBSW(2)(S)	$(55)	$317,413	$317,468
BRL	47,377	01/02/25	5.902	%(T)	1 Day BROIS(2)(T)	—	439,055	439,055
BRL	13,907	01/02/25	6.640	%(T)	1 Day BROIS(2)(T)	—	241,872	241,872
BRL	15,722	01/02/25	6.670	%(T)	1 Day BROIS(2)(T)	—	279,418	279,418
BRL	12,873	01/04/27	6.912	%(T)	1 Day BROIS(2)(T)	—	212,514	212,514
CNH	26,020	06/14/24	2.900	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	64	43,238	43,174
CNH	76,000	06/28/24	2.901	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	122,470	122,470
CNH	56,100	09/19/24	2.940	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(38)	103,915	103,953
CNH	50,000	10/11/24	2.880	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(104)	83,370	83,474
COP	8,418,000	02/18/25	4.505	%(Q)	1 Day COOIS(2)(Q)	—	165,416	165,416
COP	5,947,000	02/18/30	5.072	%(Q)	1 Day COOIS(2)(Q)	—	172,908	172,908
COP	4,161,000	02/18/30	5.081	%(Q)	1 Day COOIS(2)(Q)	—	116,989	116,989
EUR	5,135	05/11/26	0.250	%(A)	1 Day EONIA(1)(A)	(84,692)	(285,150)	(200,458)
EUR	5,135	05/11/28	0.500	%(A)	1 Day EONIA(2)(A)	434,038	484,607	50,569
GBP	1,060	05/08/21	0.850	%(A)	1 Day SONIA(1)(A)	(7,722)	(5,555)	2,167
GBP	3,270	05/08/24	0.950	%(A)	1 Day SONIA(1)(A)	(103,656)	(175,236)	(71,580)
GBP	2,931	10/22/28	0.680	%(A)	1 Day SONIA(1)(A)	—	(192,225)	(192,225)
GBP	4,490	05/08/29	1.100	%(A)	1 Day SONIA(1)(A)	(350,312)	(554,404)	(204,092)
HUF	213,000	02/13/30	1.595	%(A)	6 Month BUBOR(2)(S)	—	17,444	17,444
HUF	3,333,000	02/14/30	1.605	%(A)	6 Month BUBOR(2)(S)	—	283,211	283,211
HUF	936,000	02/18/30	1.803	%(A)	6 Month BUBOR(2)(S)	—	139,069	139,069
NZD	4,600	02/14/30	1.523	%(S)	3 Month BBR(2)(Q)	—	197,473	197,473
	6,700	02/14/30	1.382	%(A)	1 Day USOIS(1)(A)	—	(498,944)	(498,944)
ZAR	216,900	07/07/25	5.160	%(Q)	3 Month JIBAR(1)(Q)	(6,883)	(446,751)	(439,868)
ZAR	12,100	08/03/25	5.075	%(Q)	3 Month JIBAR(1)(Q)	83	(20,245)	(20,328)
ZAR	45,100	12/17/25	4.855	%(Q)	3 Month JIBAR(1)(Q)	(433)	(20,895)	(20,462)
ZAR	58,900	02/11/30	7.481	%(Q)	3 Month JIBAR(2)(Q)	(2,503)	351,378	353,881
ZAR	78,500	02/28/30	7.500	%(Q)	3 Month JIBAR(2)(Q)	(22,782)	460,275	483,057
ZAR	42,100	03/02/30	7.625	%(Q)	3 Month JIBAR(2)(Q)	1,099	271,011	269,912
ZAR	46,700	03/12/30	7.840	%(Q)	3 Month JIBAR(2)(Q)	(408)	345,149	345,557
ZAR	31,000	03/12/30	7.900	%(Q)	3 Month JIBAR(2)(Q)	(282)	238,304	238,586
ZAR	7,400	03/27/30	9.150	%(Q)	3 Month JIBAR(2)(Q)	(147)	101,282	101,429
ZAR	15,700	04/01/30	8.600	%(Q)	3 Month JIBAR(2)(Q)	(66)	185,591	185,657
ZAR	36,000	04/03/30	9.300	%(Q)	3 Month JIBAR(2)(Q)	(709)	552,906	553,615
ZAR	18,200	06/12/30	7.250	%(Q)	3 Month JIBAR(2)(Q)	(1,060)	76,200	77,260
ZAR	129,800	07/07/30	7.040	%(Q)	3 Month JIBAR(2)(Q)	(3,549)	454,588	458,137

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR 7,200	08/03/30	7.030	%(Q)	3 Month JIBAR(2)(Q)	$(111)	$22,946	$23,057

					$(150,228)	$4,280,607	$4,430,835

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS.FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	1,480	$(897)	$(2,787)	$1,890

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$113,048	$(410,623)	$1,884,451	$(2,367,639)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$27,053,220

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$69,907,075	$—
Collateralized Loan Obligations	—	562,985,430	—
Consumer Loans	—	39,546,561	—
Credit Cards	—	13,194,631	—
Equipment	—	7,322,738	—
Home Equity Loans	—	8,268,456	—
Manufactured Housing	—	5,728,748	—
Other	—	14,882,894	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Residential Mortgage-Backed Securities	$—	$21,000,149	$—
Student Loans	—	61,124,573	—
Bank Loans	—	7,640,827	—
Commercial Mortgage-Backed Securities	—	690,449,642	—
Corporate Bonds	—	1,360,864,861	—
Municipal Bonds	—	76,156,122	—
Residential Mortgage-Backed Securities	—	223,153,148	17,788,768
Sovereign Bonds	—	165,294,151	—
U.S. Government Agency Obligations	—	343,959,579	—
U.S. Treasury Obligations	—	55,509,983	—
Common Stock	165,502	—	—
Affiliated Mutual Funds	209,707,922	—	—

Total	$209,873,424	$3,726,989,568	$17,788,768

Other Financial Instruments*
Assets
Futures Contracts	$340,321	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	108,354	—
OTC Packaged Credit Default Swap Agreements	—	1,817,443	—
OTC Credit Default Swap Agreements	—	41,923	1,138
Centrally Cleared Interest Rate Swap Agreements	—	6,078,792	—

Total	$340,321	$8,046,512	$1,138

Liabilities
Futures Contracts	$(5,194,087)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(4,218,849)	—
OTC Packaged Credit Default Swap Agreements	—	(2,033,966)	—
OTC Credit Default Swap Agreements	—	(606,404)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,647,957)	—
OTC Total Return Swap Agreement	—	(897)	—

Total	$(5,194,087)	$(8,508,073)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities	OTC Credit Default Swap Agreements
Balance as of 12/31/19	$1,639,684	$47,410,623	$2,647
Realized gain (loss)	—	—	158,728
Change in unrealized appreciation (depreciation)	—	(125,399)	1,138
Purchases/Exchanges/Issuances	—	5,263,287	—
Sales/Paydowns	—	(34,759,743)	(161,375)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(1,639,684)	—	—

Balance as of 12/31/20	$—	$17,788,768	$1,138

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(125,399)	$1,138

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2020	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$17,788,768	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	1,138	Market Approach	Single Broker Indicative Quote

	$17,789,906

It is the Portfolios’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,639,684	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	18.2%
Collateralized Loan Obligations	14.8
Banks	11.9
U.S. Government Agency Obligations	9.1
Residential Mortgage-Backed Securities	6.9
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	5.5
Sovereign Bonds	4.3
Pharmaceuticals	2.7
Electric	2.4
Healthcare-Services	2.1
Municipal Bonds	2.0
Oil & Gas	1.9
Automobiles	1.8
Pipelines	1.8
Telecommunications	1.8
Student Loans	1.6
U.S. Treasury Obligations	1.5
Media	1.4
Auto Manufacturers	1.1
Consumer Loans	1.0
Insurance	0.8
Commercial Services	0.8
Retail	0.8
Real Estate Investment Trusts (REITs)	0.8
Chemicals	0.7
Airlines	0.6
Foods	0.5
Healthcare-Products	0.5
Other	0.4
Diversified Financial Services	0.4
Credit Cards	0.4

Computers	0.3%
Electrical Components & Equipment	0.3
Lodging	0.2
Gas	0.2
Home Equity Loans	0.2
Aerospace & Defense	0.2
Equipment	0.2
Miscellaneous Manufacturing	0.2
Multi-National	0.2
Beverages	0.2
Transportation	0.2
Manufactured Housing	0.2
Building Materials	0.1
Oil & Gas Services	0.1
Forest Products & Paper	0.1
Mining	0.1
Savings & Loans	0.1
Auto Parts & Equipment	0.1
Household Products/Wares	0.1
Engineering & Construction	0.1
Home Builders	0.1
Entertainment	0.1
Machinery-Diversified	0.1
Agriculture	0.0	*
Software	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	104.2
Liabilities in excess of other assets	(4.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$113,048		Premiums received for OTC swap agreements	$407,836
Credit contracts	Unrealized appreciation on OTC swap agreements	1,882,561		Unrealized depreciation on OTC swap agreements	2,367,639
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	108,354		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,218,849
Interest rate contracts	Due from/to broker-variation margin futures	340,321	*	Due from/to broker-variation margin futures	5,194,087	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,078,792	*	Due from/to broker-variation margin swaps	1,647,957	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	2,787
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,890		—	—

		$8,524,966			$13,839,155

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$(12,601,840)	$—	$—	$742,684
Foreign exchange contracts	—	—	—	(6,933,691)	—
Interest rate contracts	1,741,211	—	79,771,111	—	(69,260,609)

Total	$1,741,211	$(12,601,840)	$79,771,111	$(6,933,691)	$(68,517,925)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(2,234,589)
Foreign exchange contracts	—	—	(1,477,246)	—
Interest rate contracts	(639,424)	7,277,652	—	30,985,854

Total	$(639,424)	$7,277,652	$(1,477,246)	$28,751,265

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$21,282	$22,620,000	$825,314,101	$1,049,345,423	$97,458,513

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$243,143,561	$630,947,877	$205,615,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$334,303,317	$1,765,033

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$35,125,410	$(35,125,410)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$72,589	$(30,666)	$41,923	$(41,923)	$—
Barclays Bank PLC	1,881,879	(2,097,946)	(216,067)	216,067	—
Citibank, N.A.	40,459	(537,807)	(497,348)	497,348	—
Citigroup Global Markets, Inc.	1,138	—	1,138	—	1,138
Credit Suisse International	1,890	(167,259)	(165,369)	165,369	—
Goldman Sachs International	37,867	(41,575)	(3,708)	—	(3,708)
HSBC Bank USA, N.A.	70,031	(3,517,155)	(3,447,124)	3,447,124	—
Morgan Stanley & Co. International PLC	—	(604,703)	(604,703)	410,314	(194,389)

	$2,105,853	$(6,997,111)	$(4,891,258)	$4,694,299	$(196,959)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $35,125,410:
Unaffiliated investments (cost $3,529,318,139)	$3,744,943,838
Affiliated investments (cost $209,642,849)	209,707,922
Foreign currency, at value (cost $29,027)	29,486
Cash segregated for counterparty — OTC	10,000
Dividends and interest receivable	21,771,670
Unrealized appreciation on OTC swap agreements	1,884,451
Due from broker-variation margin futures	1,451,992
Receivable for Portfolio shares sold	579,863
Premiums paid for OTC swap agreements	113,048
Unrealized appreciation on OTC forward foreign currency exchange contracts	108,354
Receivable for investments sold	85,667
Tax reclaim receivable	8,899
Prepaid expenses and other assets	68,341

Total Assets	3,980,763,531

LIABILITIES
Payable for investments purchased	135,536,744
Payable to broker for collateral for securities on loan	36,025,977
Payable for Portfolio shares purchased	6,400,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,218,849
Unrealized depreciation on OTC swap agreements	2,367,639
Management fee payable	538,085
Premiums received for OTC swap agreements	410,623
Accrued expenses and other liabilities	311,356
Distribution fee payable	102,893
Due to broker-variation margin swaps	21,911
Payable to affiliate	8,899
Trustees’ fees payable	5,167
Affiliated transfer agent fee payable	401

Total Liabilities	185,948,544

NET ASSETS	$3,794,814,987

Net assets were comprised of:
Partners’ Equity	$3,794,814,987

Net asset value and redemption price per share, $3,794,814,987 / 267,294,767 outstanding shares of beneficial interest	$14.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $112 foreign withholding tax)	$114,364,928
Affiliated dividend income	649,137
Income from securities lending, net (including affiliated income of $488,658)	507,573
Unaffiliated dividend income (net of $2,618 foreign withholding tax)	16,980

Total income	115,538,618

EXPENSES
Management fee	18,190,257
Distribution fee	9,793,930
Custodian and accounting fees	309,037
Trustees’ fees	60,240
Audit fee	52,463
Legal fees and expenses	40,892
Shareholders’ reports	7,895
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	71,153

Total expenses	28,532,902

NET INVESTMENT INCOME (LOSS)	87,005,716

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,439)	(25,325,182)
Futures transactions	79,771,111
Forward currency contract transactions	(6,933,691)
Options written transactions	(12,601,840)
Swap agreements transactions	(68,517,925)
Foreign currency transactions	(927,581)

(34,535,108)

Net change in unrealized appreciation
(depreciation) on:
Investments (including affiliated of $52,793)	116,266,903
Futures	7,277,652
Forward currency contract	(1,477,246)
Swap agreements	28,751,265
Foreign currencies	(268,978)

150,549,596

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	116,014,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$203,020,204

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$87,005,716	$99,167,662
Net realized gain (loss) on investment and foreign currency transactions	(34,535,108)	134,107,779
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	150,549,596	62,171,623

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	203,020,204	295,447,064

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [97,716,618 and 136,548,826 shares, respectively]	1,307,059,849	1,785,134,024
Portfolio shares purchased [151,384,183 and 42,329,591 shares, respectively]	(2,013,330,080)	(549,784,708)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(706,270,231)	1,235,349,316

CAPITAL CONTRIBUTIONS	—	155

TOTAL INCREASE (DECREASE)	(503,250,027)	1,530,796,535
NET ASSETS:
Beginning of year	4,298,065,014	2,767,268,479

End of year	$3,794,814,987	$4,298,065,014

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 127.1%
COMMON STOCKS — 127.0%	Shares	Value
Aerospace & Defense — 3.4%
BWX Technologies, Inc.	32,800	$1,977,184
L3Harris Technologies, Inc.(u)	15,100	2,854,202
Lockheed Martin Corp.(u)	9,300	3,301,314
Northrop Grumman Corp.(u)	9,800	2,986,256
Raytheon Technologies Corp.(u)	51,504	3,683,051
Vectrus, Inc.*	16,200	805,464

		15,607,471

Airlines — 0.1%
Mesa Air Group, Inc.*	54,000	361,260

Auto Components — 0.0%
Tenneco, Inc. (Class A Stock)*	17,100	181,260

Automobiles — 1.0%
Ford Motor Co.(u)	321,800	2,828,622
General Motors Co.	45,600	1,898,784

		4,727,406

Banks — 3.0%
Associated Banc-Corp.(u)	127,800	2,178,990
Bancorp, Inc. (The)*	14,400	196,560
BOK Financial Corp.	7,600	520,448
Citigroup, Inc.(u)	79,540	4,904,436
Customers Bancorp, Inc.*	56,600	1,028,988
FNB Corp.	102,000	969,000
Great Western Bancorp, Inc.	64,600	1,350,140
Hilltop Holdings, Inc.	8,100	222,831
OFG Bancorp (Puerto Rico)	31,800	589,572
PacWest Bancorp	20,500	520,700
Pinnacle Financial Partners, Inc.	17,000	1,094,800

		13,576,465

Beverages — 0.7%
Coca-Cola Co. (The)	3,300	180,972
Monster Beverage Corp.*(u)	27,900	2,580,192
PepsiCo, Inc.	3,400	504,220

		3,265,384

Biotechnology — 4.6%
AbbVie, Inc.(u)	39,939	4,279,464
Alexion Pharmaceuticals, Inc.*(u)	21,300	3,327,912
Biogen, Inc.*(u)	11,200	2,742,432
Emergent BioSolutions, Inc.*(u)	23,500	2,105,600
Gilead Sciences, Inc.(u)	55,100	3,210,126
Neurocrine Biosciences, Inc.*(u)	23,000	2,204,550
Regeneron Pharmaceuticals, Inc.*	600	289,866
Vertex Pharmaceuticals, Inc.*(u)	12,500	2,954,250

		21,114,200

Building Products — 0.8%
Masco Corp.(u)	49,700	2,730,021
UFP Industries, Inc.	19,400	1,077,670

		3,807,691

Capital Markets — 2.7%
Ameriprise Financial, Inc.(u)	18,400	3,575,672
Cboe Global Markets, Inc.(u)	29,100	2,709,792
Federated Hermes, Inc.(u)	102,100	2,949,669

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Morgan Stanley(u)	41,900	$2,871,407

		12,106,540

Chemicals — 2.1%
Cabot Corp.	22,100	991,848
Element Solutions, Inc.	81,900	1,452,087
Huntsman Corp.	44,200	1,111,188
Orion Engineered Carbons SA (Germany)	23,300	399,362
RPM International, Inc.(u)	26,600	2,414,748
Sensient Technologies Corp.	18,100	1,335,237
Stepan Co.	13,700	1,634,684

		9,339,154

Commercial Services & Supplies — 0.5%
Herman Miller, Inc.(u)	65,600	2,217,280

Communications Equipment — 1.8%
Calix, Inc.*	41,100	1,223,136
Cisco Systems, Inc.(u)	117,900	5,276,025
NETGEAR, Inc.*	13,900	564,757
NetScout Systems, Inc.*	34,600	948,732

		8,012,650

Construction & Engineering — 0.4%
EMCOR Group, Inc.	10,700	978,622
Primoris Services Corp.	33,400	922,174

		1,900,796

Construction Materials — 0.1%
Forterra, Inc.*	33,600	577,752

Consumer Finance — 0.4%
Capital One Financial Corp.	5,300	523,905
OneMain Holdings, Inc.	25,000	1,204,000

		1,727,905

Diversified Consumer Services — 0.2%
Perdoceo Education Corp.*	16,300	205,869
Strategic Education, Inc.	8,200	781,706

		987,575

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	13,900	3,222,993

Diversified Telecommunication Services — 2.3%
AT&T, Inc.(u)	170,800	4,912,208
Verizon Communications, Inc.(u)	94,300	5,540,125

		10,452,333

Electric Utilities — 1.1%
Exelon Corp.(u)	60,500	2,554,310
NRG Energy, Inc.(u)	63,400	2,380,670
Otter Tail Corp.	6,600	281,226

		5,216,206

Electrical Equipment — 1.3%
Acuity Brands, Inc.(u)	24,200	2,930,378
Atkore International Group, Inc.*	8,300	341,213

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (cont’d.)
nVent Electric PLC(u)	119,600	$2,785,484

		6,057,075

Electronic Equipment, Instruments & Components — 1.1%
Arrow Electronics, Inc.*	11,400	1,109,220
Jabil, Inc.	25,600	1,088,768
Sanmina Corp.*	57,100	1,820,919
ScanSource, Inc.*	20,800	548,704
SYNNEX Corp.	3,300	268,752

		4,836,363

Energy Equipment & Services — 0.2%
Oceaneering International, Inc.*	72,400	575,580
TechnipFMC PLC (United Kingdom)	27,300	256,620

		832,200

Entertainment — 1.8%
Activision Blizzard, Inc.(u)	40,500	3,760,425
Electronic Arts, Inc.(u)	22,000	3,159,200
Lions Gate Entertainment Corp. (Class B Stock)*	69,900	725,562
Zynga, Inc. (Class A Stock)*	71,700	707,679

		8,352,866

Equity Real Estate Investment Trusts (REITs) — 2.6%
Apple Hospitality REIT, Inc.	152,100	1,963,611
Columbia Property Trust, Inc.	56,500	810,210
Crown Castle International Corp.	2,000	318,380
Franklin Street Properties Corp.	37,200	162,564
Gaming & Leisure Properties, Inc.(u)	73,610	3,121,064
GEO Group, Inc. (The)	192,450	1,705,107
Gladstone Commercial Corp.	11,300	203,400
PotlatchDeltic Corp.	11,000	550,220
Weyerhaeuser Co.(u)	94,300	3,161,879

		11,996,435

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.(u)	4,000	1,507,120
Kroger Co. (The)(u)	78,700	2,499,512
Sprouts Farmers Market, Inc.*	8,700	174,870
Walmart, Inc.(u)	37,700	5,434,455

		9,615,957

Food Products — 1.6%
Archer-Daniels-Midland Co.(u)	53,700	2,707,017
Conagra Brands, Inc.	54,200	1,965,292
Kraft Heinz Co. (The)(u)	80,400	2,786,664

		7,458,973

Gas Utilities — 0.6%
National Fuel Gas Co.	12,600	518,238
UGI Corp.(u)	62,500	2,185,000

		2,703,238

Health Care Equipment & Supplies — 6.1%
Abbott Laboratories(u)	48,300	5,288,367
Becton, Dickinson & Co.	3,600	900,792
Boston Scientific Corp.*	14,900	535,655

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Danaher Corp.(u)	18,100	$4,020,734
Edwards Lifesciences Corp.*(u)	24,900	2,271,627
Hologic, Inc.*	24,700	1,798,901
IDEXX Laboratories, Inc.*	3,100	1,549,597
Meridian Bioscience, Inc.*	91,100	1,702,659
Quidel Corp.*(u)	12,700	2,281,555
ResMed, Inc.	8,200	1,742,992
STERIS PLC(u)	12,100	2,293,434
West Pharmaceutical Services, Inc.(u)	11,400	3,229,734

		27,616,047

Health Care Providers & Services — 4.2%
Anthem, Inc.	5,100	1,637,559
Cigna Corp.(u)	18,600	3,872,148
CVS Health Corp.	19,700	1,345,510
McKesson Corp.(u)	15,000	2,608,800
Quest Diagnostics, Inc.	3,200	381,344
UnitedHealth Group, Inc.(u)	19,500	6,838,260
Universal Health Services, Inc. (Class B Stock)(u)	16,300	2,241,250

		18,924,871

Health Care Technology — 0.8%
NextGen Healthcare, Inc.*	17,100	311,904
Veeva Systems, Inc. (Class A Stock)*(u)	11,500	3,130,875

		3,442,779

Hotels, Restaurants & Leisure — 1.6%
Darden Restaurants, Inc.(u)	24,700	2,942,264
Del Taco Restaurants, Inc.*	116,100	1,051,866
Domino’s Pizza, Inc.	2,000	766,920
McDonald’s Corp.(u)	11,700	2,510,586

		7,271,636

Household Durables — 0.7%
D.R. Horton, Inc.	5,000	344,600
MDC Holdings, Inc.	20,400	991,440
Meritage Homes Corp.*	4,100	339,562
PulteGroup, Inc.	30,900	1,332,408
Tupperware Brands Corp.*	6,100	197,579

		3,205,589

Household Products — 1.5%
Procter & Gamble Co. (The)(u)	39,500	5,496,030
Reynolds Consumer Products, Inc.	46,800	1,405,872

		6,901,902

Independent Power & Renewable Electricity Producers — 0.5%
Vistra Corp.(u)	126,700	2,490,922

Industrial Conglomerates — 0.3%
3M Co.	7,700	1,345,883
Honeywell International, Inc.	900	191,430

		1,537,313

Insurance — 1.9%
Allstate Corp. (The)	18,300	2,011,719
American Financial Group, Inc.(u)	27,100	2,374,502

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
MetLife, Inc.(u)	70,000	$3,286,500
Old Republic International Corp	48,000	946,080

		8,618,801

Interactive Media & Services — 5.9%
Alphabet, Inc. (Class A Stock)*(u)	4,700	8,237,408
Alphabet, Inc. (Class C Stock)*(u)	3,737	6,546,775
Cars.com, Inc.*	56,000	632,800
Facebook, Inc. (Class A Stock)*(u)	42,500	11,609,300

		27,026,283

Internet & Direct Marketing Retail — 5.4%
Amazon.com, Inc.*(u)	5,800	18,890,194
eBay, Inc.(u)	59,500	2,989,875
Qurate Retail, Inc. (Class A Stock)	132,200	1,450,234
Stamps.com, Inc.*	5,700	1,118,283

		24,448,586

IT Services — 5.4%
Accenture PLC (Class A Stock)(u)	14,600	3,813,666
Amdocs Ltd.(u)	40,100	2,844,293
CACI International, Inc. (Class A Stock)*(u)	12,200	3,041,826
Cognizant Technology Solutions Corp. (Class A Stock)(u)	49,100	4,023,745
Concentrix Corp.*	3,300	325,710
EPAM Systems, Inc.*(u)	7,800	2,795,130
Genpact Ltd.	12,600	521,136
Hackett Group, Inc. (The)	42,200	607,258
International Business Machines Corp.	12,100	1,523,148
KBR, Inc.	61,200	1,892,916
Perspecta, Inc.(u)	89,400	2,152,752
Sykes Enterprises, Inc.*	31,200	1,175,304

		24,716,884

Leisure Products — 1.2%
American Outdoor Brands, Inc.*	20,600	350,818
Brunswick Corp.	15,400	1,174,096
Malibu Boats, Inc. (Class A Stock)*	28,800	1,798,272
Smith & Wesson Brands, Inc.(u)	129,500	2,298,625

		5,621,811

Life Sciences Tools & Services — 3.7%
Bio-Techne Corp.(u)	8,100	2,572,155
Charles River Laboratories International, Inc.*(u)	10,100	2,523,586
IQVIA Holdings, Inc.*(u)	17,600	3,153,392
Medpace Holdings, Inc.*	10,500	1,461,600
PerkinElmer, Inc.(u)	17,500	2,511,250
Thermo Fisher Scientific, Inc.(u)	10,000	4,657,800

		16,879,783

Machinery — 2.8%
AGCO Corp.	5,400	556,686
Allison Transmission Holdings, Inc.	26,200	1,130,006
Altra Industrial Motion Corp.(u)	49,500	2,743,785
Cummins, Inc.(u)	11,900	2,702,490
Deere & Co.(u)	9,000	2,421,450

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Gates Industrial Corp. PLC*	108,900	$1,389,564
Shyft Group, Inc. (The)	26,400	749,232
Timken Co. (The)	11,300	874,168

		12,567,381

Marine — 0.3%
Matson, Inc.	25,300	1,441,341

Media — 1.1%
Gray Television, Inc.*	95,100	1,701,339
Nexstar Media Group, Inc. (Class A Stock)	15,600	1,703,364
Omnicom Group, Inc.	16,100	1,004,157
Sirius XM Holdings, Inc.	94,200	600,054

		5,008,914

Metals & Mining — 1.7%
Freeport-McMoRan, Inc.(u)	113,800	2,961,076
Newmont Corp.(u)	48,500	2,904,665
Steel Dynamics, Inc.	9,500	350,265
Worthington Industries, Inc.	25,900	1,329,706

		7,545,712

Mortgage Real Estate Investment Trusts (REITs) — 0.8%
Annaly Capital Management, Inc.	175,200	1,480,440
Colony Credit Real Estate, Inc.	167,000	1,252,500
Starwood Property Trust, Inc.	48,000	926,400

		3,659,340

Multiline Retail — 0.8%
Big Lots, Inc.	32,200	1,382,346
Target Corp	12,100	2,136,013

		3,518,359

Multi-Utilities — 1.5%
MDU Resources Group, Inc.(u)	109,100	2,873,694
Public Service Enterprise Group, Inc.(u)	40,200	2,343,660
Sempra Energy	12,700	1,618,107

		6,835,461

Oil, Gas & Consumable Fuels — 1.2%
Cimarex Energy Co.(u)	76,500	2,869,515
Kinder Morgan, Inc.	104,900	1,433,983
World Fuel Services Corp.	32,300	1,006,468

		5,309,966

Paper & Forest Products — 0.4%
Boise Cascade Co.	41,400	1,978,920

Personal Products — 0.5%
Nu Skin Enterprises, Inc. (Class A Stock)(u)	42,500	2,321,775

Pharmaceuticals — 5.0%
Amneal Pharmaceuticals, Inc.*	110,200	503,614
Bristol-Myers Squibb Co.(u)	77,100	4,782,513
Eli Lilly & Co.(u)	24,900	4,204,116
Johnson & Johnson(u)	26,600	4,186,308
Merck & Co., Inc.(u)	60,200	4,924,360

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Perrigo Co. PLC	15,200	$679,744
Pfizer, Inc.(u)	89,100	3,279,771
Viatris, Inc.*	8,474	158,803

		22,719,229

Professional Services — 0.4%
Barrett Business Services, Inc.	4,600	313,766
CoStar Group, Inc.*	700	646,996
Kforce, Inc.	15,000	631,350

		1,592,112

Road & Rail — 0.8%
Schneider National, Inc. (Class B Stock)	81,000	1,676,700
Werner Enterprises, Inc.(u)	55,200	2,164,944

		3,841,644

Semiconductors & Semiconductor Equipment — 6.2%
Applied Materials, Inc.(u)	50,000	4,315,000
Axcelis Technologies, Inc.*	21,400	623,168
Cohu, Inc.	6,100	232,898
Entegris, Inc.(u)	25,700	2,469,770
FormFactor, Inc.*(u)	67,300	2,895,246
Intel Corp.(u)	84,980	4,233,704
KLA Corp.(u)	9,300	2,407,863
MKS Instruments, Inc.(u)	22,200	3,339,990
NVIDIA Corp	2,200	1,148,840
Photronics, Inc.*	82,600	921,816
Qorvo, Inc.*	5,200	864,604
Semtech Corp.*(u)	43,600	3,143,124
Texas Instruments, Inc.	6,700	1,099,671
Ultra Clean Holdings, Inc.*	17,400	542,010

		28,237,704

Software — 16.0%
A10 Networks, Inc.*	87,200	859,792
Adobe, Inc.*(u)	12,500	6,251,500
Aspen Technology, Inc.*	4,000	521,000
Autodesk, Inc.*(u)	12,500	3,816,750
Cadence Design Systems, Inc.*(u)	27,200	3,710,896
CDK Global, Inc.	18,700	969,221
ChannelAdvisor Corp.*	76,700	1,225,666
Dropbox, Inc. (Class A Stock)*	8,300	184,177
eGain Corp.*	30,100	355,481
Fair Isaac Corp.*	3,100	1,584,224
Fortinet, Inc.*	11,100	1,648,683
Intuit, Inc.(u)	11,800	4,482,230
Manhattan Associates, Inc.*(u)	25,800	2,713,644
Microsoft Corp.(u)	109,900	24,443,958
NortonLifeLock, Inc.	98,900	2,055,142
Oracle Corp.(u)	63,000	4,075,470
Progress Software Corp.(u)	56,500	2,553,235
QAD, Inc. (Class A Stock)	6,400	404,352
Sapiens International Corp. NV (Israel) .	29,000	887,690
ServiceNow, Inc.*(u)	5,100	2,807,193
SPS Commerce, Inc.*	15,400	1,672,286
SS&C Technologies Holdings, Inc.	23,000	1,673,250
Synopsys, Inc.*	6,900	1,788,756

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Teradata Corp.*	9,900	$222,453
Verint Systems, Inc.*(u)	32,600	2,190,068

		73,097,117

Specialty Retail — 3.4%
AutoNation, Inc.*	8,600	600,194
Best Buy Co., Inc.	11,300	1,127,627
Buckle, Inc. (The)	6,500	189,800
Hibbett Sports, Inc.*	40,500	1,870,290
Home Depot, Inc. (The)(u)	15,200	4,037,424
Lowe’s Cos., Inc.(u)	17,700	2,841,027
MarineMax, Inc.*	42,800	1,499,284
O’Reilly Automotive, Inc.*(u)	6,500	2,941,705
Sonic Automotive, Inc. (Class A Stock)	5,200	200,564

		15,307,915

Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.(u)	172,700	22,915,563
HP, Inc.(u)	113,400	2,788,506
Super Micro Computer, Inc.*	15,400	487,564

		26,191,633

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.*	900	258,102
Kontoor Brands, Inc.	22,700	920,712
Tapestry, Inc.	17,000	528,360

		1,707,174

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.	110,300	1,384,265

Tobacco — 0.6%
Altria Group, Inc.(u)	71,600	2,935,600

Trading Companies & Distributors — 0.7%
GMS, Inc.*(u)	87,400	2,663,952
Univar Solutions, Inc.*	16,800	319,368

		2,983,320

TOTAL COMMON STOCKS (cost $469,553,156)		579,143,517

PREFERRED STOCK — 0.1%
Internet & Direct Marketing Retail
Qurate Retail, Inc., 8.000%, Maturing 03/15/31 (cost $827,013)	3,966	392,634

TOTAL LONG-TERM INVESTMENTS
(cost $470,380,169)		579,536,151

SHORT-TERM INVESTMENTS — 3.2%

AFFILIATED MUTUAL FUND — 2.8%
PGIM Core Ultra Short Bond Fund (cost $12,757,466)(w)	12,757,466	12,757,466

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(k)(n) — 0.4%
U.S. Treasury Bills
0.048%	02/25/21	1,800	$1,799,833
0.075%	03/18/21	200	199,972

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,999,837)			1,999,805

TOTAL SHORT-TERM INVESTMENTS (cost $14,757,303)			14,757,271

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 130.3% (cost $485,137,472)			594,293,422

Shares

SECURITIES SOLD SHORT — (30.4)%

COMMON STOCKS
Aerospace & Defense — (1.1)%
Axon Enterprise, Inc.*		9,600	(1,176,288)
Boeing Co. (The)		4,100	(877,646)
Hexcel Corp.		4,100	(198,809)
Kratos Defense & Security Solutions, Inc.*		21,200	(581,516)
TransDigm Group, Inc.*		3,700	(2,289,745)

			(5,124,004)

Biotechnology — (2.1)%
Biohaven Pharmaceutical Holding Co. Ltd.*		23,500	(2,014,185)
Bioxcel Therapeutics, Inc.*		12,200	(563,640)
Editas Medicine, Inc.*		7,000	(490,770)
Epizyme, Inc.*		52,100	(565,806)
Global Blood Therapeutics, Inc.*		15,800	(684,298)
Iovance Biotherapeutics, Inc.*		25,000	(1,160,000)
Karuna Therapeutics, Inc.*		7,300	(741,607)
REGENXBIO, Inc.*		12,800	(580,608)
REVOLUTION Medicines, Inc.*		21,700	(859,103)
Spero Therapeutics, Inc.*		13,800	(267,582)
Twist Bioscience Corp.*		10,600	(1,497,674)
Y-mAbs Therapeutics, Inc.*		5,300	(262,403)

			(9,687,676)

Capital Markets — (0.3)%
Hamilton Lane, Inc. (Class A Stock)		14,800	(1,155,140)

Chemicals — (1.1)%
Albemarle Corp.		16,600	(2,448,832)
CF Industries Holdings, Inc.		29,600	(1,145,816)
Livent Corp.*		81,100	(1,527,924)

			(5,122,572)

Commercial Services & Supplies — (0.3)%
Harsco Corp.*		21,800	(391,964)
US Ecology, Inc.		18,800	(683,004)
Viad Corp.		11,300	(408,721)

			(1,483,689)

Communications Equipment — (0.2)%
Infinera Corp.*		106,900	(1,120,312)

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — (0.3)%
Ameresco, Inc. (Class A Stock)*	14,300	$(747,032)
Granite Construction, Inc.	17,400	(464,754)
WillScot Mobile Mini Holdings Corp.*	11,200	(259,504)

		(1,471,290)

Diversified Consumer Services — (0.3)%
Bright Horizons Family Solutions, Inc.* .	6,800	(1,176,332)

Diversified Telecommunication Services — (0.2)%
Bandwidth, Inc. (Class A Stock)*	7,500	(1,152,525)

Electrical Equipment — (1.0)%
Plug Power, Inc.*	75,100	(2,546,641)
Sunrun, Inc.*	28,500	(1,977,330)

		(4,523,971)

Electronic Equipment, Instruments & Components — (0.5)%
Napco Security Technologies, Inc.*	13,200	(346,104)
National Instruments Corp.	27,800	(1,221,532)
PAR Technology Corp.*	10,600	(665,574)

		(2,233,210)

Equity Real Estate Investment Trusts (REITs) — (0.1)%
Safehold, Inc.	5,100	(369,699)

Food & Staples Retailing — (0.1)%
Chefs’ Warehouse, Inc. (The)*	24,200	(621,698)

Food Products — (0.6)%
Cal-Maine Foods, Inc.*	4,700	(176,438)
Hostess Brands, Inc.*	79,600	(1,165,344)
Simply Good Foods Co. (The)*	40,300	(1,263,808)

		(2,605,590)

Health Care Equipment & Supplies — (1.9)%
Alphatec Holdings, Inc.*	45,000	(653,400)
CryoLife, Inc.*	8,800	(207,768)
GenMark Diagnostics, Inc.*	47,200	(689,120)
Glaukos Corp.*	17,600	(1,324,576)
Mesa Laboratories, Inc.	2,300	(659,272)
OrthoPediatrics Corp.*	13,000	(536,250)
Penumbra, Inc.*	8,300	(1,452,500)
Shockwave Medical, Inc.*	22,400	(2,323,328)
Tactile Systems Technology, Inc.*	12,900	(579,726)
Varex Imaging Corp.*	10,000	(166,800)

		(8,592,740)

Health Care Providers & Services — (2.6)%
1Life Healthcare, Inc.*	59,900	(2,614,635)
Castle Biosciences, Inc.*	10,600	(711,790)
Guardant Health, Inc.*	18,300	(2,358,504)
HealthEquity, Inc.*	31,600	(2,202,836)
PetIQ, Inc.*	15,700	(603,665)
Progyny, Inc.*	48,100	(2,038,959)
R1 RCM, Inc.*	48,900	(1,174,578)

		(11,704,967)

Health Care Technology — (0.7)%
Health Catalyst, Inc.*	24,700	(1,075,191)

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Technology (cont’d.)
Inspire Medical Systems, Inc.*	11,900	$(2,238,271)

		(3,313,462)

Hotels, Restaurants & Leisure — (0.7)%
Everi Holdings, Inc.*	47,700	(658,737)
Vail Resorts, Inc.	900	(251,064)
Wynn Resorts Ltd.	19,900	(2,245,317)

		(3,155,118)

Independent Power & Renewable Electricity Producers — (0.6)%
Sunnova Energy International, Inc.*	56,100	(2,531,793)

Insurance — (0.1)%
Kinsale Capital Group, Inc.	3,000	(600,390)

Interactive Media & Services — (0.1)%
Eventbrite, Inc. (Class A Stock)*	19,600	(354,760)

Internet & Direct Marketing Retail — (0.4)%
CarParts.com, Inc.*	26,000	(322,140)
Expedia Group, Inc.	2,400	(317,760)
RealReal, Inc. (The)*	55,700	(1,088,378)

		(1,728,278)

IT Services — (0.5)%
MongoDB, Inc.*	3,700	(1,328,448)
Repay Holdings Corp.*	42,800	(1,166,300)

		(2,494,748)

Leisure Products — (0.4)%
Hasbro, Inc.	17,400	(1,627,596)

Life Sciences Tools & Services — (2.5)%
Adaptive Biotechnologies Corp.*	38,800	(2,294,244)
Berkeley Lights, Inc.*	8,100	(724,221)
Codexis, Inc.*	46,900	(1,023,827)
NanoString Technologies, Inc.*	26,000	(1,738,880)
NeoGenomics, Inc.*	43,200	(2,325,888)
Pacific Biosciences of California, Inc.*	88,100	(2,285,314)
Quanterix Corp.*	19,000	(883,500)

		(11,275,874)

Machinery — (0.3)%
Chart Industries, Inc.*	6,300	(742,077)
Enerpac Tool Group Corp.	27,500	(621,775)

		(1,363,852)

Media — (0.5)%
Cardlytics, Inc.*	16,700	(2,384,259)

Metals & Mining — (0.5)%
Allegheny Technologies, Inc.*	80,900	(1,356,693)
Carpenter Technology Corp.	26,900	(783,328)
Kaiser Aluminum Corp.	2,100	(207,690)

		(2,347,711)

Pharmaceuticals — (0.9)%
Arvinas, Inc.*	16,300	(1,384,359)
Ocular Therapeutix, Inc.*	40,600	(840,420)
Reata Pharmaceuticals, Inc. (Class A Stock)*	9,700	(1,199,114)
Theravance Biopharma, Inc.*	32,700	(581,079)

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
WaVe Life Sciences Ltd.*	27,200	$(214,064)

		(4,219,036)

Professional Services — (0.5)%
Upwork, Inc.*	60,900	(2,102,268)

Real Estate Management & Development — (0.5)%
Redfin Corp.*	31,100	(2,134,393)

Road & Rail — (0.5)%
Lyft, Inc. (Class A Stock)*	44,800	(2,201,024)

Semiconductors & Semiconductor Equipment — (0.7)%
Cree, Inc.*	24,900	(2,636,910)
Impinj, Inc.*	15,700	(657,359)

		(3,294,269)

Software — (5.7)%
8x8, Inc.*	61,300	(2,113,011)
Alteryx, Inc. (Class A Stock)*	16,100	(1,960,819)
Anaplan, Inc.*	31,800	(2,284,830)
Bill.com Holdings, Inc.*	9,700	(1,324,050)
Cloudflare, Inc. (Class A Stock)*	28,000	(2,127,720)
Coupa Software, Inc.*	4,100	(1,389,531)
Datadog, Inc. (Class A Stock)*	13,500	(1,328,940)
Domo, Inc. (Class B Stock)*	8,400	(535,668)
Elastic NV*	8,800	(1,285,944)
Everbridge, Inc.*	15,900	(2,370,213)
LivePerson, Inc.*	16,100	(1,001,903)
Medallia, Inc.*	36,500	(1,212,530)
PROS Holdings, Inc.*	26,000	(1,320,020)
Q2 Holdings, Inc.*	9,900	(1,252,647)
Smartsheet, Inc. (Class A Stock)*	31,400	(2,175,706)
Splunk, Inc.*	10,700	(1,817,823)
Zuora, Inc. (Class A Stock)*	25,900	(360,787)

		(25,862,142)

Specialty Retail — (0.8)%
Burlington Stores, Inc.*	4,600	(1,203,130)
Carvana Co.*	8,800	(2,107,952)
Monro, Inc.	4,500	(239,850)

		(3,550,932)

Technology Hardware, Storage & Peripherals — (0.3)%
Pure Storage, Inc. (Class A Stock)*	61,500	(1,390,515)

Textiles, Apparel & Luxury Goods — (0.0)%
Under Armour, Inc. (Class A Stock)*	11,700	(200,889)

Water Utilities — (0.5)%
Essential Utilities, Inc.	47,700	(2,255,733)

TOTAL SECURITIES SOLD SHORT (proceeds received $95,045,031)		(138,534,457)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.9% (cost $390,092,441)		455,758,965
Other assets in excess of liabilities(z) — 0.1%		310,373

NET ASSETS — 100.0%		$456,069,338

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
70	S&P 500 E-Mini Index	Mar. 2021	$13,120,800	$330,441
7	S&P Mid Cap 400 E-Mini Index	Mar. 2021	1,612,450	46,715

				$377,156

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$1,999,805

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$15,607,471	$—	$—
Airlines	361,260	—	—
Auto Components	181,260	—	—
Automobiles	4,727,406	—	—
Banks	13,576,465	—	—
Beverages	3,265,384	—	—
Biotechnology	21,114,200	—	—
Building Products	3,807,691	—	—
Capital Markets	12,106,540	—	—
Chemicals	9,339,154	—	—
Commercial Services & Supplies	2,217,280	—	—
Communications Equipment	8,012,650	—	—
Construction & Engineering	1,900,796	—	—
Construction Materials	577,752	—	—
Consumer Finance	1,727,905	—	—
Diversified Consumer Services	987,575	—	—
Diversified Financial Services	3,222,993	—	—
Diversified Telecommunication Services	10,452,333	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Electric Utilities	$5,216,206	$—	$—
Electrical Equipment	6,057,075	—	—
Electronic Equipment, Instruments & Components	4,836,363	—	—
Energy Equipment & Services	832,200	—	—
Entertainment	8,352,866	—	—
Equity Real Estate Investment Trusts (REITs)	11,996,435	—	—
Food & Staples Retailing	9,615,957	—	—
Food Products	7,458,973	—	—
Gas Utilities	2,703,238	—	—
Health Care Equipment & Supplies	27,616,047	—	—
Health Care Providers & Services	18,924,871	—	—
Health Care Technology	3,442,779	—	—
Hotels, Restaurants & Leisure	7,271,636	—	—
Household Durables	3,205,589	—	—
Household Products	6,901,902	—	—
Independent Power & Renewable Electricity Producers	2,490,922	—	—
Industrial Conglomerates	1,537,313	—	—
Insurance	8,618,801	—	—
Interactive Media & Services	27,026,283	—	—
Internet & Direct Marketing Retail	24,448,586	—	—
IT Services	24,716,884	—	—
Leisure Products	5,621,811	—	—
Life Sciences Tools & Services	16,879,783	—	—
Machinery	12,567,381	—	—
Marine	1,441,341	—	—
Media	5,008,914	—	—
Metals & Mining	7,545,712	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,659,340	—	—
Multiline Retail	3,518,359	—	—
Multi-Utilities	6,835,461	—	—
Oil, Gas & Consumable Fuels	5,309,966	—	—
Paper & Forest Products	1,978,920	—	—
Personal Products	2,321,775	—	—
Pharmaceuticals	22,719,229	—	—
Professional Services	1,592,112	—	—
Road & Rail	3,841,644	—	—
Semiconductors & Semiconductor Equipment	28,237,704	—	—
Software	73,097,117	—	—
Specialty Retail	15,307,915	—	—
Technology Hardware, Storage & Peripherals	26,191,633	—	—
Textiles, Apparel & Luxury Goods	1,707,174	—	—
Thrifts & Mortgage Finance	1,384,265	—	—
Tobacco	2,935,600	—	—
Trading Companies & Distributors	2,983,320	—	—
Preferred Stock
Internet & Direct Marketing Retail	392,634	—	—
Affiliated Mutual Fund	12,757,466	—	—
U.S. Treasury Obligations	—	1,999,805	—

Total	$592,293,617	$1,999,805	$—

Liabilities
Common Stocks - Short
Aerospace & Defense	$(5,124,004)	$—	$—
Biotechnology	(9,687,676)	—	—
Capital Markets	(1,155,140)	—	—
Chemicals	(5,122,572)	—	—
Commercial Services & Supplies	(1,483,689)	—	—
Communications Equipment	(1,120,312)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks - Short (continued)
Construction & Engineering	$(1,471,290)	$—	$—
Diversified Consumer Services	(1,176,332)	—	—
Diversified Telecommunication Services	(1,152,525)	—	—
Electrical Equipment	(4,523,971)	—	—
Electronic Equipment, Instruments & Components	(2,233,210)	—	—
Equity Real Estate Investment Trusts (REITs)	(369,699)	—	—
Food & Staples Retailing	(621,698)	—	—
Food Products	(2,605,590)	—	—
Health Care Equipment & Supplies	(8,592,740)	—	—
Health Care Providers & Services	(11,704,967)	—	—
Health Care Technology	(3,313,462)	—	—
Hotels, Restaurants & Leisure	(3,155,118)	—	—
Independent Power & Renewable Electricity Producers	(2,531,793)	—	—
Insurance	(600,390)	—	—
Interactive Media & Services	(354,760)	—	—
Internet & Direct Marketing Retail	(1,728,278)	—	—
IT Services	(2,494,748)	—	—
Leisure Products	(1,627,596)	—	—
Life Sciences Tools & Services	(11,275,874)	—	—
Machinery	(1,363,852)	—	—
Media	(2,384,259)	—	—
Metals & Mining	(2,347,711)	—	—
Pharmaceuticals	(4,219,036)	—	—
Professional Services	(2,102,268)	—	—
Real Estate Management & Development	(2,134,393)	—	—
Road & Rail	(2,201,024)	—	—
Semiconductors & Semiconductor Equipment	(3,294,269)	—	—
Software	(25,862,142)	—	—
Specialty Retail	(3,550,932)	—	—
Technology Hardware, Storage & Peripherals	(1,390,515)	—	—
Textiles, Apparel & Luxury Goods	(200,889)	—	—
Water Utilities	(2,255,733)	—	—

Total	$(138,534,457)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$377,156	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Software	16.0%
Semiconductors & Semiconductor Equipment	6.2
Health Care Equipment & Supplies	6.1
Interactive Media & Services	5.9
Technology Hardware, Storage & Peripherals	5.7
Internet & Direct Marketing Retail	5.5
IT Services	5.4
Pharmaceuticals	5.0
Biotechnology	4.6
Health Care Providers & Services	4.2
Life Sciences Tools & Services	3.7
Aerospace & Defense	3.4

Specialty Retail	3.4%
Banks	3.0
Affiliated Mutual Fund	2.8
Machinery	2.8
Capital Markets	2.7
Equity Real Estate Investment Trusts (REITs)	2.6
Diversified Telecommunication Services	2.3
Food & Staples Retailing	2.1
Chemicals	2.1
Insurance	1.9
Entertainment	1.8
Communications Equipment	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Metals & Mining	1.7%
Food Products	1.6
Hotels, Restaurants & Leisure	1.6
Household Products	1.5
Multi-Utilities	1.5
Electrical Equipment	1.3
Leisure Products	1.2
Oil, Gas & Consumable Fuels	1.2
Electric Utilities	1.1
Media	1.1
Electronic Equipment, Instruments & Components	1.1
Automobiles	1.0
Road & Rail	0.8
Building Products	0.8
Mortgage Real Estate Investment Trusts (REITs)	0.8
Multiline Retail	0.8
Health Care Technology	0.8
Beverages	0.7
Diversified Financial Services	0.7
Household Durables	0.7
Trading Companies & Distributors	0.7
Tobacco	0.6
Gas Utilities	0.6
Independent Power & Renewable Electricity Producers	0.5
Personal Products	0.5
Commercial Services & Supplies	0.5
U.S. Treasury Obligations	0.4
Paper & Forest Products	0.4
Construction & Engineering	0.4
Consumer Finance	0.4
Textiles, Apparel & Luxury Goods	0.4
Professional Services	0.4
Industrial Conglomerates	0.3
Marine	0.3
Thrifts & Mortgage Finance	0.3
Diversified Consumer Services	0.2
Energy Equipment & Services	0.2
Construction Materials	0.1
Airlines	0.1
Auto Components	0.0	*
Securities Sold Short
Textiles, Apparel & Luxury Goods	(0.0	)*
Interactive Media & Services	(0.1)

Equity Real Estate Investment Trusts (REITs)	(0.1)%
Insurance	(0.1)
Food & Staples Retailing	(0.1)
Communications Equipment	(0.2)
Diversified Telecommunication Services	(0.2)
Capital Markets	(0.3)
Diversified Consumer Services	(0.3)
Machinery	(0.3)
Technology Hardware, Storage & Peripherals	(0.3)
Construction & Engineering	(0.3)
Commercial Services & Supplies	(0.3)
Leisure Products	(0.4)
Internet & Direct Marketing Retail	(0.4)
Professional Services	(0.5)
Real Estate Management & Development	(0.5)
Road & Rail	(0.5)
Electronic Equipment, Instruments & Components	(0.5)
Water Utilities	(0.5)
Metals & Mining	(0.5)
Media	(0.5)
IT Services	(0.5)
Independent Power & Renewable Electricity Producers	(0.6)
Food Products	(0.6)
Hotels, Restaurants & Leisure	(0.7)
Semiconductors & Semiconductor Equipment	(0.7)
Health Care Technology	(0.7)
Specialty Retail	(0.8)
Pharmaceuticals	(0.9)
Electrical Equipment	(1.0)
Chemicals	(1.1)
Aerospace & Defense	(1.1)
Health Care Equipment & Supplies	(1.9)
Biotechnology	(2.1)
Life Sciences Tools & Services	(2.5)
Health Care Providers & Services	(2.6)
Software	(5.7)

99.9
Other assets in excess of liabilities	0.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$377,156	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,960,454

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$278,193

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$17,801,396

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	BNP Paribas	$(138,534,457)	$138,534,457	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $472,380,006)	$581,535,956
Affiliated investments (cost $12,757,466)	12,757,466
Cash	21,658
Dividends and interest receivable	416,655
Deposit with broker for securities sold short	393,398
Due from broker-variation margin futures	88,970
Receivable for Portfolio shares sold	14,816
Tax reclaim receivable	4,791
Prepaid expenses and other assets	11,151

Total Assets	595,244,861

LIABILITIES
Securities sold short, at value (proceeds received $95,045,031)	138,534,457
Payable for Portfolio shares purchased	281,363
Management fee payable	162,287
Dividends payable on securities sold short	95,571
Accrued expenses and other liabilities	82,981
Distribution fee payable	12,365
Payable to affiliate	4,791
Trustees’ fees payable	1,307
Affiliated transfer agent fee payable	401

Total Liabilities	139,175,523

NET ASSETS	$456,069,338

Net assets were comprised of:
Partners’ Equity	$456,069,338

Net asset value and redemption price per share, $456,069,338 / 13,782,121 outstanding shares of beneficial interest	$33.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $4,603 foreign withholding tax)	$10,163,300
Affiliated dividend income	104,699
Interest income	18,453

Total income	10,286,452

EXPENSES
Management fee	3,780,681
Distribution fee	1,140,025
Broker fees and expenses on short sales	1,144,234
Dividends on securities sold short	348,934
Custodian and accounting fees	82,954
Audit fee	42,263
Legal fees and expenses	27,057
Trustees’ fees	15,340
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	6,604
Miscellaneous	36,662

Total expenses	6,631,790

NET INVESTMENT INCOME (LOSS)	3,654,662

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	41,673,263
Futures transactions	4,960,454
Short sales transactions	(49,279,571)

(2,645,854)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,681,736)
Futures	278,193
Short sales	(24,809,734)

(64,213,277)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(66,859,131)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,204,469)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,654,662	$4,664,688
Net realized gain (loss) on investment transactions	(2,645,854)	36,447,973
Net change in unrealized appreciation (depreciation) on investments	(64,213,277)	90,562,968

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,204,469)	131,675,629

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,051,853 and 1,207,784 shares, respectively]	195,621,229	37,055,158
Portfolio shares purchased [11,017,186 and 4,290,337 shares, respectively]	(295,679,070)	(133,393,595)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(100,057,841)	(96,338,437)

CAPITAL CONTRIBUTIONS	—	1,328

TOTAL INCREASE (DECREASE)	(163,262,310)	35,338,520
NET ASSETS:
Beginning of year	619,331,648	583,993,128

End of year	$456,069,338	$619,331,648

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST QMA US EQUITY ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2020

CASH FLOWS PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Net Increase (decrease) in net assets resulting from operations.	$(63,204,469)

ADJUSTMENTS TO RECONCILE NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO
NET CASH PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Proceeds from disposition of long-term portfolio investments	838,556,516
Purchases of long-term portfolio investments	(622,302,568)
Net proceeds (purchases) of short-term portfolio investments	(4,990,304)
Costs to cover investments sold short	168,270,736
Proceeds from investments sold short	(288,676,859)
Amortization of premium and accretion of discount on portfolio investments	(6,527)
Net realized (gain) loss on investment transactions	(41,673,263)
Net realized (gain) loss on short sales transactions	49,279,571
Net change in unrealized (appreciation) depreciation on investments	39,681,736
Net change in unrealized (appreciation) depreciation on short sales	24,809,734
(INCREASE) DECREASE IN ASSETS:
Dividends and interest receivable	216,676
Tax reclaim receivable	(13)
Prepaid expenses and other assets	(6,422)
INCREASE (DECREASE) IN LIABILITIES:
Management fee payable	(71,088)
Dividends payable on securities sold short	(139,511)
Accrued expenses and other liabilities	26,059
Distribution fee payable	(13,120)
Payable to affiliate	13
Trustees’ fees payable	1,307
Affiliated transfer agent fee payable	44

Total adjustments	162,962,717

Net cash provided by (used for) operating activities	99,758,248

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Portfolio shares sold, net of amounts receivable	195,671,505
Payment of Portfolio shares repurchased, net of amounts payable	(295,460,359)

Net cash provided by (used for) financing activities	(99,788,854)

Net increase (decrease) in cash and restricted cash	(30,606)

Cash and restricted cash at beginning of year	534,632

CASH AND RESTRICTED CASH AT END OF YEAR	$504,026

RECONCILIATION OF CASH AND RESTRICTED CASH REPORTED IN THE STATEMENT OF ASSETS AND LIABILITIES TO THE STATEMENT OF CASH FLOWS:

	December 31, 2020	December 31, 2019
Cash	$21,658	$83,558
Restricted cash:
Deposit with broker for securities sold short	393,398	428,564
Due from broker-variation margin futures	88,970	22,510

TOTAL CASH AND RESTRICTED CASH	$504,026	$534,632

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 99.9%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST BlackRock/Loomis Sayles Bond Portfolio*	1,592,934	$25,311,728
AST ClearBridge Dividend Growth Portfolio*	3,539,020	81,539,020
AST Emerging Markets Equity Portfolio*	1,097,256	11,246,877
AST Global Bond Portfolio*	8,900,934	109,659,510
AST Goldman Sachs Small-Cap Value Portfolio*	313,138	8,028,849
AST High Yield Portfolio*	618,868	7,228,381
AST Hotchkis & Wiley Large-Cap Value Portfolio*	2,266,647	75,184,696
AST International Growth Portfolio*	2,743,149	73,955,293
AST International Value Portfolio*	3,525,898	75,207,398
AST Jennison Large-Cap Growth Portfolio*	971,008	60,590,897
AST Large-Cap Core Portfolio*	8,514,298	204,598,577
AST Loomis Sayles Large-Cap Growth Portfolio*	838,715	70,502,344
AST MFS Growth Portfolio*	1,390,598	60,546,654
AST MFS Large-Cap Value Portfolio*	4,138,519	100,441,848
AST Mid-Cap Growth Portfolio*	526,238	8,330,348
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	113,290	3,927,783
AST Prudential Core Bond Portfolio*	6,346,076	90,114,273
AST QMA International Core Equity Portfolio*	4,783,964	64,344,313
AST Small-Cap Growth Opportunities Portfolio*	431,066	14,061,371
AST Small-Cap Growth Portfolio*	181,283	14,270,579
AST Small-Cap Value Portfolio*	758,628	22,167,109

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST T. Rowe Price Large-Cap Growth Portfolio*	1,099,461	$70,937,229
AST T. Rowe Price Large-Cap Value Portfolio*	4,279,720	75,237,484
AST WEDGE Capital Mid-Cap Value Portfolio*	163,850	3,956,981
AST Western Asset Core Plus Bond Portfolio*	3,713,663	56,447,681
AST Western Asset Emerging Markets Debt Portfolio*	429,437	5,638,502

TOTAL LONG-TERM INVESTMENTS (cost $1,132,787,374)(w)		1,393,475,725

SHORT-TERM INVESTMENT — 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,218,167)(w)	2,218,167	2,218,167

TOTAL INVESTMENTS — 100.1% (cost $1,135,005,541)		1,395,693,892
Liabilities in excess of other assets — (0.1)%		(1,433,128)

NET ASSETS — 100.0%		$1,394,260,764

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$1,395,693,892	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Large/Mid-Cap Growth	34.1%
Core Bond	20.2
Large/Mid-Cap Value	18.6
International Value	10.0
Large/Mid-Cap Blend	5.8

International Growth	5.3%
Small-Cap Value	2.2
Small-Cap Growth	2.0
Emerging Markets	1.2
High Yield	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Investment Allocation (continued):

Ultra Short Bond	0.2%

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2020
ASSETS
Investments at value:
Affiliated investments (cost $1,135,005,541)	$1,395,693,892
Prepaid expenses	3,695

Total Assets	1,395,697,587

LIABILITIES
Payable for Portfolio shares purchased	1,278,891
Management fee payable	98,200
Accrued expenses and other liabilities	56,921
Trustees’ fees payable	2,410
Affiliated transfer agent fee payable	401

Total Liabilities	1,436,823

NET ASSETS	$1,394,260,764

Net assets were comprised of:
Partners’ Equity	$1,394,260,764

Net asset value and redemption price per share, $1,394,260,764 / 66,041,428 outstanding shares of beneficial interest	$21.11

STATEMENT OF OPERATIONS Year Ended December 31, 2020
NET INVESTMENT INCOME (LOSS)
Affiliated dividend income	$42,783

EXPENSES
Management fee	3,298,834
Custodian and accounting fees	98,064
Legal fees and expenses	30,570
Trustees’ fees	26,680
Audit fee	23,463
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,275
Miscellaneous	16,583

Total expenses	3,505,505
Less: Fee waiver and/or expense reimbursement	(34,387)

Net expenses	3,471,118

NET INVESTMENT INCOME (LOSS)	(3,428,335)

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on investment transactions	89,651,466
Net change in unrealized appreciation (depreciation) on investments	57,919,785

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	147,571,251

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,142,916

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,428,335)	$(3,405,198)
Net realized gain (loss) on investment transactions	89,651,466	52,851,854
Net change in unrealized appreciation (depreciation) on investments	57,919,785	205,283,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,142,916	254,730,088

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,755,521 and 3,952,369 shares, respectively]	31,734,443	70,062,827
Portfolio shares purchased [10,589,598 and 7,717,791 shares, respectively]	(198,003,979)	(136,054,002)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(166,269,536)	(65,991,175)

TOTAL INCREASE (DECREASE)	(22,126,620)	188,738,913
NET ASSETS:
Beginning of year	1,416,387,384	1,227,648,471

End of year	$1,394,260,764	$1,416,387,384

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 100.8%

ASSET-BACKED SECURITIES — 3.3%
Automobiles — 0.4%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26	4,160	$4,337,320
Series 2020-02A, Class A, 144A
2.020%	02/20/27	8,430	8,587,959
Ford Credit Auto Owner Trust,
Series 2017-02, Class B, 144A
2.600%	03/15/29	373	383,772
Hertz Vehicle Financing II LP,
Series 2016-02A, Class B, 144A
3.940%	03/25/22	3,955	3,963,872
Series 2019-03A, Class A, 144A
2.670%	12/26/25	826	826,845

			18,099,768

Collateralized Loan Obligations — 0.5%
Avery Point CLO Ltd. (Cayman Islands),
Series 2014-05A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.718%(c)	07/17/26	1,359	1,351,929
Cent CLO Ltd. (Cayman Islands),
Series 2013-19A, Class A1A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 0.000%)
1.543%(c)	10/29/25	1,667	1,667,185
Galaxy CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
1.238%(c)	04/20/31	781	777,255
Hildene Community Funding CDO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A
3.250%	11/01/35	4,720	4,729,407
KVK CLO Ltd. (Cayman Islands),
Series 2016-01A, Class C, 144A, 3 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.387%(c)	01/15/29	2,257	2,246,657
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.574%(c)	10/13/27	2,000	1,957,562
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.287%(c)	04/15/26	1,329	1,304,012
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.637%(c)	04/15/26	1,006	969,686
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-06RA, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.238%(c)	07/17/28	734	731,719
Series 2016-09A, Class B, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 0.000%)
2.118%(c)	10/20/28	1,519	1,512,334
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.190%(c)	04/16/31	2,500	2,488,044

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Tralee CLO Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.248%(c)	10/20/27	2,606	$2,603,059
WhiteHorse Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
1.114%(c)	05/01/26	148	147,539

			22,486,388

Home Equity Loans — 0.3%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W08, Class A2, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.108%(c)	05/25/34	523	522,905
Option One Mortgage Loan Trust,
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	10,886	11,230,655
Renaissance Home Equity Loan Trust,
Series 2006-03, Class AV3, 1 Month LIBOR + 0.240% (Cap 14.000%, Floor 0.240%)
0.388%(c)	11/25/36	2,153	435,670

			12,189,230

Other — 0.3%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2019-01A, Class A2I, 144A
4.194%	06/07/49	5,985	5,903,125
Credit Suisse European Mortgage Capital Ltd. (Ireland),
Series 2019-1OTF, Class A, 144A, 3 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
3.114%(c)	08/09/24	980	973,380
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	897	991,381
FHLMC Structured Pass-Through Securities,
Series 2017-SR01, Class A3
3.089%	11/25/27	480	520,165
Oak Street Investment Grade Net Lease Fund,
Series 2020-01A, Class A1, 144A
1.850%	11/20/50	4,224	4,257,522

			12,645,573

Residential Mortgage-Backed Securities — 1.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R02, Class A1A, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	04/25/34	131	130,698
Bravo Mortgage Asset Trust,
Series 2006-01A, Class M1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.548%(c)	07/25/36	8,370	7,729,871
Countrywide Asset-Backed Certificates Trust,
Series 2004-13, Class MF1
5.071%(cc)	04/25/35	3,541	3,585,146

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-SD03, Class A1, 144A, 1 Month LIBOR + 0.660% (Cap 14.500%, Floor 0.660%)
0.808%(c)	07/25/36	256	$246,263
Equity One Mortgage Pass-Through Trust,
Series 2002-05, Class M1
5.803%(cc)	11/25/32	1,478	1,541,608
Legacy Mortgage Asset Trust,
Series 2018-GS02, Class A1, 144A
4.000%	04/25/58	7,720	7,770,086
PFCA Home Equity Investment Trust,
Series 2003-IFC06, Class A, 144A
4.540%(cc)	04/22/35	12,136	12,352,434
RAMP Trust,
Series 2006-RZ02, Class M1, 1 Month LIBOR + 0.495% (Cap 14.000%, Floor 0.495%)
0.643%(c)	05/25/36	5,984	5,805,235
Series 2006-RZ04, Class A3, 1 Month LIBOR + 0.270% (Cap 14.000%, Floor 0.270%)
0.418%(c)	10/25/36	1,370	1,358,673

			40,520,014

Small Business Loan — 0.1%
SBA Small Business Investment Cos.,
Series 2018-10B, Class 1
3.548%	09/10/28	1,488	1,621,849
United States Small Business Administration,
Series 2019-20D, Class 1
2.980%	04/01/39	1,584	1,729,252
Series 2019-25G, Class 1
2.690%	07/01/44	1,573	1,698,221

			5,049,322

Student Loans — 0.7%
Navient Private Education Refi Loan Trust,
Series 2020-A, Class A2A, 144A
2.460%	11/15/68	3,810	3,988,699
Navient Student Loan Trust,
Series 2016-07A, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.298%(c)	03/25/66	1,753	1,773,808
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.198%(c)	12/27/66	3,195	3,235,117
Series 2020-01A, Class A1B, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.198%(c)	06/25/69	2,932	2,969,926
SLC Student Loan Trust,
Series 2008-01, Class A4A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.817%(c)	12/15/32	2,900	2,959,845
SLM Student Loan Trust,
Series 2003-04, Class A5E, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.967%(c)	03/15/33	2,058	1,975,128
SMB Private Education Loan Trust,
Series 2015-C, Class R, 144A
0.000%	09/18/46	6	3,046,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	8,930	$9,267,607
SoFi Professional Loan Program LLC,
Series 2015-C, Class R, 144A
0.000%	08/25/36	1	876,259

			30,092,890

TOTAL ASSET-BACKED SECURITIES (cost $154,459,025)			141,083,185

BANK LOANS — 4.7%
Advertising — 0.0%
Terrier Media Buyer, Inc.,
Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	12/17/26	1,831	1,828,262

Aerospace & Defense — 0.1%
Boeing Co. (The),
Term Loan, 3 Month LIBOR + 1.250%
1.360%(c)	02/07/22	4,390	4,329,638

Airlines — 0.1%
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	04/29/23	3,443	3,492,189
4.750%(c)	10/20/27	600	621,000

			4,113,189

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
3.000%(c)	04/06/24	687	675,537
Panther BF Aggregator, LP,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	04/30/26^	2,696	2,682,129

			3,357,666

Building Materials — 0.0%
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	10/01/26	1,901	1,892,879

Commercial Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	07/10/26	5,042	5,016,784
BrightView Landscapes LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.688%(c)	08/15/25	1,619	1,600,967
Garda World Security Corp. (Canada),
First Lien Term Loan B, 3 Month LIBOR + 4.750%
4.990%(c)	10/30/26	907	907,209
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23	3,901	3,881,359
Prime Security Services Borrower LLC/Prime Finance, Inc.,
2019 Refinancing Term B-1 Loan, 1 - 3 Month LIBOR + 3.250%
4.250%(c)	09/23/26	4,792	4,796,639

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (cont’d.)
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	11/16/26	1,306	$1,301,377

			17,504,335

Computers — 0.2%
Dell International LLC,
Refinancing Term B-1 Loan, 1 Month LIBOR + 2.000%
2.750%(c)	09/19/25	2,453	2,453,781
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.898%(c)	09/30/24	4,011	4,008,172
Western Digital Corp.,
New Term Loan B-4, 1 Month LIBOR + 1.750%
1.897%(c)	04/29/23	1,199	1,195,375

			7,657,328

Diversified Financial Services — 0.3%
Citadel Securities LP,
Term B Facility, 1 Month LIBOR + 2.750%
2.897%(c)	02/27/26	1,031	1,030,312
Deerfield Dakota Holding LLC,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	04/09/27	3,284	3,284,012
Delos Finance Sarl (Ireland),
2018 Term Loan, 3 Month LIBOR + 1.750%
2.004%(c)	10/06/23	1,000	997,500
Edelman Financial Center LLC (The),
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%
3.149%(c)	07/21/25	1,265	1,243,330
Focus Financial Partners LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	07/03/24	991	983,254
Jane Street Group LLC,
Dollar Term Loan, 3 Month LIBOR + 3.000%
3.233%(c)	01/31/25	2,171	2,165,634
VFH Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	03/01/26	4,069	4,065,746

			13,769,788

Engineering & Construction — 0.0%
Atlantic Aviation FBO, Inc.,
Term Loan, 1 Month LIBOR + 3.750%
3.900%(c)	12/06/25^	617	614,313

Entertainment — 0.4%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B3 (USD) Loan, 1 Month LIBOR + 2.500%
3.500%(c)	02/01/24	160	157,967
Caesars Resort Collection LLC,
Term B-1 Loan, 1 Month LIBOR + 4.500%
4.647%(c)	07/21/25	1,955	1,955,344
Caesars Resort Collection LLC/CRC Finco, Inc.,
Term B Loan, 1 Month LIBOR + 2.750%
2.897%(c)	12/23/24	2,537	2,484,474

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment (cont’d.)
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
2.647%(c)	05/29/26	1,818	$1,795,576
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24	7,097	6,921,759
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
3.754%(c)	07/10/25	76	76,240
UFC Holdings LLC,
Term B Loan, 3 Month LIBOR + 3.250%
4.250%(c)	04/29/26	2,909	2,899,241

			16,290,601

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
2020 Term Loan, 3 Month LIBOR + 3.000% (Cap N/A, Floor 0.500%)
3.500%(c)	05/30/25	249	248,613

Food Service — 0.0%
Aramark Services, Inc.,
US Term B-3 Loan, 1 Month LIBOR + 1.750%
1.895%(c)	03/11/25	1,187	1,170,428
TKC Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
4.750%(c)	02/01/23	530	519,243

			1,689,671

Foods — 0.2%
Froneri US, Inc. (United Kingdom),
Facility B2, 1 Month LIBOR + 2.250%
2.397%(c)	01/29/27	1,214	1,200,547
US Foods, Inc.,
Incremental B-2019 Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	09/13/26	4,505	4,420,756
Repriced Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	06/27/23	903	888,011

			6,509,314

Forest Products & Paper — 0.0%
Asplundh Tree Expert LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	09/04/27	628	629,547

Healthcare-Products — 0.2%
AthenaHealth, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 4.500%
4.648%(c)	02/11/26	5,820	5,805,509
Sotera Health Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%
5.500%(c)	12/11/26	3,975	3,986,223

			9,791,732

Healthcare-Services — 0.4%
Eyecare Partners LLC,
First Lien Initial Delayed Draw Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	02/18/27	36	34,957
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	02/18/27	153	148,694

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services (cont’d.)
Global Medical Response,
2020 Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	10/02/25	2,427	$2,408,447
HCA, Inc.,
Tranche B-12 Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	03/13/25	980	979,313
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
3.500%(c)	08/18/22	2,493	2,490,572
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
3.897%(c)	11/17/25	4,433	4,417,163
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
3.402%(c)	03/05/26	2,463	2,447,234
Radnet Management, Inc.,
Term B-1 Loan (First Lien), 3 Month LIBOR + 3.750%
4.750%(c)	06/30/23	2,091	2,086,198

			15,012,578

Holding Companies-Diversified — 0.0%
First Eagle Holdings, Inc.,
2018 Refinancing Term Loan B, 3 Month LIBOR + 2.500%
2.754%(c)	02/01/27	2,030	2,007,408

Household Products/Wares — 0.1%
Reynolds Consumer Products LLC,
Initial Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/04/27	4,891	4,853,253

Insurance — 0.1%
AmWINS Group, Inc.,
Term Loan (First Lien), 1 Month LIBOR + 2.750%
3.750%(c)	01/25/24	99	99,289
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/24	1,618	1,604,715
New B-8 Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	12/23/26	2,571	2,544,131
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/23	1,342	1,335,148

			5,583,283

Internet — 0.0%
Go Daddy Operating Co. LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/15/24	854	851,074

Investment Companies — 0.0%
FINCO I LLC,
2020 Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	06/27/25	1,225	1,222,919

Leisure Time — 0.0%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	07/31/24	1,146	1,125,323

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Lodging — 0.3%
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	04/18/24	1,405	$1,384,817
Four Seasons Hotels Ltd. (Canada),
Restated Term Loan, 3 Month LIBOR + 2.000%
2.147%(c)	11/30/23	2,005	1,985,982
Golden Nugget LLC,
First Initial Term Loan, 2 Month LIBOR + 2.500%
3.250%(c)	10/04/23	801	772,343
Hilton Worldwide Finance LLC,
Refinance Series B-2 Term Loan, 1 Month LIBOR + 1.750%
1.898%(c)	06/22/26	3,644	3,597,082
Station Casinos LLC,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
2.500%(c)	02/08/27	1,079	1,061,513
Wynn Resorts Finance LLC,
Term A Facility, 1 Month LIBOR + 1.750%
1.900%(c)	09/20/24^	4,584	4,401,000

			13,202,737

Media — 0.5%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
1.900%(c)	04/30/25	3,906	3,888,347
Term Loan B2, 1 Month LIBOR + 1.750%
1.900%(c)	02/01/27	1,940	1,928,320
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
2.659%(c)	04/15/27	734	727,105
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
2.648%(c)	11/18/24	270	262,702
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	05/01/26	1,715	1,684,823
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
2.905%(c)	09/18/26	4,744	4,708,085
Univision Communications, Inc.,
2020 Replacement New First-Lien Term Loans, 3 Month LIBOR + 3.750%
4.750%(c)	03/15/26	2,641	2,638,661
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.659%(c)	01/31/28	4,740	4,689,665
Term Loan
—%(p)	01/31/29	600	597,937
Ziggo Financing Partnership (Netherlands),
Term Loan I, 1 Month LIBOR + 2.500%
2.659%(c)	04/30/28	1,005	994,577

			22,120,222

Packaging & Containers — 0.0%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
2.149%(c)	10/01/22	1,216	1,214,109

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Packaging & Containers (cont’d.)
Term X Loan, 1 Month LIBOR + 2.000%
2.149%(c)	01/19/24	159	$158,825

			1,372,934

Pharmaceuticals — 0.5%
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
2.898%(c)	11/27/25	1,191	1,179,314
Initial Term Loan, 1 Month LIBOR + 3.000%
3.148%(c)	06/02/25	1,794	1,784,897
BioScrip, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 4.250%
4.397%(c)	08/06/26	1,851	1,847,444
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	4,029	4,004,517
Elanco Animal Health, Inc.,
Term Loan, 3 Month LIBOR + 1.750%
1.905%(c)	08/01/27	2,864	2,836,412
Grifols Worldwide Operations Ltd. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
2.102%(c)	11/15/27	5,235	5,175,772
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	2,980	2,976,275

			19,804,631

Real Estate — 0.0%
Realogy Group LLC,
Extended 2025 Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	02/07/25	597	586,280

Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 1.750%
1.894%(c)	12/20/24	2,340	2,299,050

Retail — 0.3%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.897%(c)	11/19/26	4,906	4,818,751
Academy Ltd.,
New Initial Term Loan, 1 Month LIBOR + 5.000%
5.750%(c)	11/05/27	1,180	1,177,050
BJ’s Wholesale Club Holdings, Inc.,
Term Loan
—%(p)	02/03/24	435	434,099
Harbor Freight Tools USA, Inc.,
2020 Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	10/19/27	2,300	2,296,904
Michaels Stores, Inc.,
2020 Refinancing Term B Loan, 1 Month LIBOR + 3.500%
4.250%(c)	10/01/27	1,842	1,828,506
PetSmart, Inc.,
Tranche B-2 Loan, 3 Month LIBOR + 3.500%
4.500%(c)	03/11/22	380	379,145

			10,934,455

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software — 0.1%
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	10/16/26	4,119	$4,111,667
MA FinanceCo LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	06/21/24	54	53,433
Seattle Escrow Borrower LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	06/21/24	367	360,844

			4,525,944

Telecommunications — 0.2%
Delta Topco, Inc.,
First Lien Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	10/07/27	3,170	3,168,019
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
1.897%(c)	03/01/27	2,060	2,026,253
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
3.846%(c)	01/31/26	1,775	1,756,710

			6,950,982

Transportation — 0.1%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
2.254%(c)	12/30/26	2,315	2,307,290

TOTAL BANK LOANS (cost $205,408,742)			204,987,239

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.5%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2020-JGDN, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 0.000%)
2.909%(c)	11/15/30	14,470	14,483,243
BX Commercial Mortgage Trust,
Series 2018-IND, Class H, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.159%(c)	11/15/35	17,283	17,218,308
Series 2019-XL, Class A, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
1.079%(c)	10/15/36	4,224	4,232,252
CHT Mortgage Trust,
Series 2017-CSMO, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.089%(c)	11/15/36	3,490	3,450,768
Citigroup Commercial Mortgage Trust,
Series 2019-GC41, Class XA, IO
1.059%(cc)	08/10/56	53,824	3,733,041
Commercial Mortgage Trust,
Series 2013-CR12, Class AM
4.300%	10/10/46	450	471,082
Series 2013-CR12, Class B
4.762%(cc)	10/10/46	390	398,317
Series 2013-CR12, Class C
5.071%(cc)	10/10/46	190	187,621

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-CR17, Class XA, IO
0.968%(cc)	05/10/47	31,721	$810,780
Series 2015-LC23, Class C
4.617%(cc)	10/10/48	2,238	2,291,057
Series 2015-PC01, Class D
4.430%(cc)	07/10/50	2,212	1,784,821
Credit Suisse Commercial Mortgage Trust,
Series 2006-C05, Class AJ
5.373%	12/15/39	1,016	186,727
Credit Suisse European Mortgage Capital Ltd.,
Series 2020-TF, Class A
6.531%	08/09/24^	5,250	5,092,416
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	2,470	2,501,433
Series 2014-USA, Class F, 144A
4.373%	09/15/37	5,420	3,523,665
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	2,950	3,088,318
Series 2020-FACT, Class F, 144A, 1 Month LIBOR + 6.157% (Cap N/A, Floor 6.157%)
6.316%(c)	10/15/37	2,350	2,353,032
Fannie Mae-Aces,
Series 2015-M04, Class X2, IO
0.379%(cc)	07/25/22	12,513	48,172
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	500	561,338
Series 2019-M04, Class A2
3.610%	02/25/31	1,950	2,327,193
Series 2019-M06, Class A2
3.450%	01/01/29	4,110	4,729,723
Series 2019-M14, Class X1, IO
0.591%(cc)	06/25/29	9,949	414,952
Series 2019-M27, Class A2
2.700%	11/25/40	1,400	1,520,710
Series 2020-M06, Class A
2.500%	10/25/37	481	511,051
Series 2020-M36, Class X1, IO
1.468%(cc)	09/25/34	2,494	265,479
FHLMC Multiclass Certificates,
Series 2020-RR02, Class BX, IO
1.666%(cc)	08/27/28	2,000	218,752
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0016, Class X1, IO
1.481%(cc)	10/25/21	363	1,869
Series K0092, Class X1, IO
0.709%(cc)	04/25/29	9,983	532,540
Series K0094, Class X1, IO
0.880%(cc)	06/25/29	6,991	463,345
Series K0094, Class XAM, IO
1.148%(cc)	06/25/29	4,850	423,797
Series K0095, Class X1, IO
0.948%(cc)	06/25/29	6,186	436,532
Series K0095, Class XAM, IO
1.238%(cc)	06/25/29	1,700	166,998
Series K0099, Class X1, IO
0.886%(cc)	09/25/29	6,128	414,828

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K0101, Class X1, IO
0.836%(cc)	10/25/29	1,198	$77,685
Series K0735, Class X1, IO
0.957%(cc)	05/25/26	6,067	277,504
Series K0736, Class X1, IO
1.312%(cc)	07/25/26	12,395	747,230
Series K0737, Class X1, IO
0.638%(cc)	10/25/26	13,977	450,939
Series K1517, Class X1, IO
1.334%(cc)	07/25/35	340	51,650
Series KC05, Class X1, IO
1.203%(cc)	06/25/27	3,144	176,158
Series KG04, Class X1, IO
0.854%(cc)	11/25/30	71,800	5,078,342
FREMF Mortgage Trust,
Series 2012-K20, Class X2A, IO, 144A
0.200%	05/25/45	54,656	116,500
Government National Mortgage Assoc.,
Series 2013-072, Class IO, IO
0.441%(cc)	11/16/47	14,480	293,190
Series 2013-085, Class IA, IO
0.623%(cc)	03/16/47	21,127	392,143
Series 2013-107, Class AD
2.694%(cc)	11/16/47	1,729	1,828,745
Series 2015-183, Class IO, IO
0.831%(cc)	09/16/57	14,467	699,360
Series 2017-008, Class IO, IO
0.649%(cc)	08/16/58	3,309	161,387
Series 2017-028, Class IO, IO
0.656%(cc)	02/16/57	1,484	75,011
Series 2017-041, Class IO, IO
0.702%(cc)	07/16/58	2,919	144,288
Series 2017-111, Class IO, IO
0.686%(cc)	02/16/59	4,186	226,781
Series 2017-145, Class IO, IO
0.599%(cc)	04/16/57	4,137	195,372
Series 2017-157, Class IO, IO
0.561%(cc)	12/16/59	2,872	142,501
GS Mortgage Securities Corp. II,
Series 2018-SRP5, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.459%(c)	09/15/31	11,720	10,894,624
GS Mortgage Securities Trust,
Series 2006-GG08, Class AJ
5.622%	11/10/39	1,544	517,139
Series 2015-GC30, Class AS
3.777%(cc)	05/10/50	4,988	5,423,411
Series 2015-GC30, Class B
4.033%(cc)	05/10/50	1,540	1,641,567
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class B
4.888%(cc)	01/15/47	540	579,582
Series 2015-C30, Class C
4.267%(cc)	07/15/48	3,667	3,718,131
Series 2015-C31, Class B
4.619%(cc)	08/15/48	3,600	3,970,117

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2019-BOLT, Class B, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.359%(c)	07/15/34		3,984	$3,652,835
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-CB19, Class AJ
5.895%(cc)	02/12/49		259	126,583
Series 2007-LD12, Class AJ
6.496%(cc)	02/15/51		17	16,218
ML-CFC Commercial Mortgage Trust,
Series 2007-09, Class AJ
6.193%(cc)	09/12/49		184	165,234
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AJ
5.399%	12/15/43		253	167,989
Series 2007-IQ13, Class AJ
5.438%	03/15/44		22	22,245
Series 2019-BPR, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.559%(c)	05/15/36		8,170	7,859,069
MRCD Mortgage Trust,
Series 2019-PARK, Class F, 144A
2.718%	12/15/36		8,890	8,527,166
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 1.939%)
1.939%(c)	06/15/33		2,304	2,308,690
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		1,900	1,901,880
Tharaldson Hotel Portfolio Trust,
Series 2018-THL, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.850%)
0.903%(c)	11/11/34		3,062	2,969,941
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class B
4.275%(cc)	07/15/46		569	543,188
WFRBS Commercial Mortgage Trust,
Series 2012-C07, Class XA, IO, 144A
1.306%(cc)	06/15/45		13,994	160,492
Series 2013-C14, Class D, 144A
3.973%(cc)	06/15/46		650	505,004
Series 2014-C19, Class XA, IO
1.016%(cc)	03/15/47		9,706	224,856
Series 2014-C25, Class C
4.313%(cc)	11/15/47		3,570	3,480,484

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $153,886,183)				149,355,391

CORPORATE BONDS — 35.2%
Aerospace & Defense — 1.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	(a)	800	831,612
2.800%	03/01/27	(a)	760	785,894
3.100%	05/01/26	(a)	590	629,100

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
3.200%	03/01/29	(a)	1,520	$1,599,296
3.250%	02/01/35		3,590	3,664,951
3.550%	03/01/38		310	316,467
3.750%	02/01/50		1,030	1,078,312
4.875%	05/01/25	(a)	4,220	4,806,426
5.150%	05/01/30		5,570	6,742,477
5.705%	05/01/40		1,690	2,190,530
5.805%	05/01/50		3,930	5,405,388
5.930%	05/01/60		1,120	1,583,063
General Dynamics Corp.,
Gtd. Notes
3.250%	04/01/25		650	717,903
3.500%	05/15/25		200	223,838
4.250%	04/01/40		70	90,993
4.250%	04/01/50		600	816,605
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35		490	645,405
5.054%	04/27/45		1,120	1,553,460
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.100%	01/15/23		240	252,211
3.550%	01/15/26	(a)	420	477,174
4.500%	05/15/36		480	632,385
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		2,100	2,284,547
3.250%	01/15/28		810	916,301
5.250%	05/01/50		2,330	3,454,997
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.250%	07/01/30		1,250	1,325,520
3.150%	12/15/24		595	644,851
3.950%	08/16/25	(a)	970	1,112,523
4.125%	11/16/28		570	679,381
4.500%	06/01/42		770	1,003,471
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		720	767,260
8.000%	12/15/25		310	342,242

				47,574,583

Agriculture — 0.9%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25		350	371,388
2.850%	08/09/22		1,060	1,101,367
3.490%	02/14/22		1,010	1,044,412
3.800%	02/14/24		1,110	1,212,079
3.875%	09/16/46		570	603,053
4.400%	02/14/26		2,410	2,796,826
4.800%	02/14/29		3,790	4,541,044
5.800%	02/14/39		2,250	2,959,486
5.950%	02/14/49	(a)	2,070	2,889,149
6.200%	02/14/59		800	1,133,157

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		6,420	$7,154,734
4.540%	08/15/47		2,720	3,017,055
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23		1,280	1,311,557
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23		770	785,040
2.100%	05/01/30		840	874,282
2.500%	08/22/22		1,710	1,772,197
2.500%	11/02/22		620	643,743
2.900%	11/15/21		2,060	2,107,070
4.500%	03/20/42		240	304,407
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		990	1,291,027

				37,913,073

Airlines — 0.6%
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		9,310	10,779,733
Sr. Unsec’d. Notes
2.900%	10/28/24	(a)	360	354,836
3.400%	04/19/21		2,360	2,371,471
3.625%	03/15/22		1,130	1,161,947
3.800%	04/19/23	(a)	650	665,063
7.375%	01/15/26	(a)	1,790	2,050,753
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		2,310	2,472,959
4.750%	10/20/28		2,120	2,312,188
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		1,590	1,716,684
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25	(a)	2,290	2,577,770

				26,463,404

Apparel — 0.3%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24		150	157,474
4.875%	05/15/26	(a)	620	671,736
5.375%	05/15/25		870	922,102
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25	(a)	730	749,937
NIKE, Inc.,
Sr. Unsec’d. Notes
2.400%	03/27/25		710	764,197
2.750%	03/27/27		1,220	1,351,265
2.850%	03/27/30		990	1,120,953
3.250%	03/27/40		1,910	2,232,157

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel (cont’d.)
3.375%	03/27/50	(a)	2,280	$2,801,877

				10,771,698

Auto Manufacturers — 0.6%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		680	689,195
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		200	200,519
3.339%	03/28/22		200	202,592
3.815%	11/02/27	(a)	280	288,192
4.000%	11/13/30	(a)	2,610	2,742,178
4.125%	08/17/27	(a)	1,350	1,411,274
5.125%	06/16/25		200	217,305
5.875%	08/02/21		1,930	1,971,945
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38		320	383,663
5.400%	10/02/23		550	617,741
5.950%	04/01/49	(a)	1,420	1,913,527
6.125%	10/01/25	(a)	950	1,153,353
6.250%	10/02/43		420	566,401
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	04/10/22		490	504,697
4.250%	05/15/23		200	215,705
4.350%	01/17/27		380	432,554
4.375%	09/25/21		1,430	1,468,279
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23	(a)	2,020	2,112,284
3.522%	09/17/25	(a)	4,730	5,068,871
4.345%	09/17/27		4,560	5,027,735

				27,188,010

Auto Parts & Equipment — 0.1%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22		2,151	2,215,441

Banks — 10.0%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25	(a)	1,940	2,238,833
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)	190	188,504
Banco de Credito e Inversiones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.500%	10/12/27		1,430	1,587,296
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		1,000	1,008,268
Sr. Unsec’d. Notes
2.746%	05/28/25	(a)	4,200	4,489,372
3.848%	04/12/23		1,200	1,287,151

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)	120	$135,850
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		3,000	3,214,402
3.004%(ff)	12/20/23		2,400	2,526,651
3.419%(ff)	12/20/28		4,242	4,789,702
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		4,400	4,666,451
3.500%	04/19/26		2,790	3,162,599
3.593%(ff)	07/21/28		580	659,020
Sr. Unsec’d. Notes, MTN
1.319%(ff)	06/19/26	(a)	4,270	4,365,574
3.550%(ff)	03/05/24		2,690	2,873,107
3.824%(ff)	01/20/28		1,873	2,150,030
3.970%(ff)	03/05/29		2,000	2,329,273
3.974%(ff)	02/07/30		870	1,024,803
4.000%	04/01/24	(a)	4,030	4,470,605
4.083%(ff)	03/20/51		8,020	10,141,611
4.125%	01/22/24		2,080	2,308,914
4.330%(ff)	03/15/50		1,060	1,379,725
5.000%	01/21/44		2,060	2,895,079
Sub. Notes, MTN
4.000%	01/22/25		1,839	2,066,553
4.200%	08/26/24		1,410	1,578,520
4.250%	10/22/26		240	280,687
4.450%	03/03/26		1,953	2,277,199
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.850%	05/01/25	(a)	2,490	2,614,243
Sub. Notes
3.803%(ff)	12/15/32		470	531,572
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25		730	762,546
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	06/11/25		1,500	1,538,499
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22		1,030	1,047,358
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		1,280	1,538,227
Sub. Notes
5.088%(ff)	06/20/30		7,560	9,075,248
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		1,840	1,925,673
3.375%	01/09/25		1,100	1,204,419
4.400%	08/14/28		6,340	7,509,700
4.705%(ff)	01/10/25	(a)	4,230	4,698,341
5.198%(ff)	01/10/30	(a)	1,360	1,692,289
Sub. Notes, 144A
4.625%	03/13/27		830	969,019
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33		850	971,511

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24		1,490	$1,694,915
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
0.950%	06/23/23	(a)	1,490	1,509,814
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24		890	971,129
5.250%	03/07/25	(a)	740	844,683
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—	(rr)	1,510	1,586,643
Jr. Sub. Notes, Series M
6.300%(ff)	—	(rr)	1,690	1,819,367
Jr. Sub. Notes, Series P
5.950%(ff)	—	(a)(rr)	3,510	3,818,251
Sr. Unsec’d. Notes
1.678%(ff)	05/15/24	(a)	1,480	1,525,276
2.572%(ff)	06/03/31		910	969,526
3.106%(ff)	04/08/26		1,010	1,105,092
3.668%(ff)	07/24/28		3,555	4,043,899
3.887%(ff)	01/10/28		3,575	4,107,037
4.650%	07/30/45		5,048	6,768,885
4.650%	07/23/48		1,500	2,063,285
8.125%	07/15/39		309	552,866
Sub. Notes
4.050%	07/30/22		300	316,845
4.400%	06/10/25		4,050	4,643,230
4.450%	09/29/27		4,195	4,951,661
4.750%	05/18/46		350	463,486
5.300%	05/06/44	(a)	556	776,036
5.500%	09/13/25		4,930	5,927,779
6.125%	08/25/36		558	780,016
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.375%	08/04/25		920	1,051,095
4.625%	12/01/23		4,190	4,668,086
Sr. Unsec’d. Notes, 144A, MTN
1.339%(ff)	06/24/26		4,540	4,634,483
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26		1,250	1,294,648
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.950%	04/09/25		1,040	1,140,332
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26		350	411,829
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		3,860	4,032,003
4.194%(ff)	04/01/31		6,160	7,243,346
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24		200	202,881
3.244%(ff)	12/20/25		690	739,220
5.000%	01/12/22	(a)	5,080	5,304,310

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.375%	01/12/24		2,960	$3,340,668
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)	227	219,614
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.876%(ff)	10/31/22		300	306,089
3.200%	02/23/23		2,160	2,282,832
3.500%	04/01/25		1,590	1,768,140
3.500%	11/16/26		1,930	2,167,119
4.223%(ff)	05/01/29		946	1,120,061
4.750%	10/21/45	(a)	2,390	3,321,485
6.250%	02/01/41		6,970	10,947,918
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		720	794,303
4.000%	03/03/24		2,610	2,882,681
Sub. Notes
4.250%	10/21/25		4,180	4,787,535
5.150%	05/22/45		3,380	4,725,772
6.750%	10/01/37		3,904	5,935,980
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26		2,880	2,999,877
2.848%(ff)	06/04/31		2,320	2,491,123
3.973%(ff)	05/22/30		3,360	3,879,689
4.583%(ff)	06/19/29		1,910	2,258,963
Sub. Notes
4.250%	03/14/24		1,210	1,335,144
4.250%	08/18/25		2,710	3,074,087
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22		1,700	1,759,909
3.375%	01/12/23		1,380	1,445,052
Sub. Notes, 144A, MTN
5.017%	06/26/24		6,800	7,433,355
5.710%	01/15/26		300	341,553
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.514%(ff)	06/01/24		3,970	4,075,238
2.083%(ff)	04/22/26		2,190	2,313,856
2.522%(ff)	04/22/31	(a)	4,210	4,515,573
3.109%(ff)	04/22/51		570	634,066
3.509%(ff)	01/23/29		1,500	1,713,064
3.540%(ff)	05/01/28		1,591	1,817,708
3.782%(ff)	02/01/28		1,804	2,071,885
4.023%(ff)	12/05/24	(a)	430	473,917
4.203%(ff)	07/23/29		1,840	2,192,146
4.452%(ff)	12/05/29		1,180	1,442,156
Sub. Notes
3.875%	09/10/24		10	11,193
4.250%	10/01/27		690	817,811
4.950%	06/01/45	(a)	5,290	7,480,921
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.900%	03/12/24		200	219,650
4.375%	03/22/28	(a)	1,910	2,265,828

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		1,456	$1,670,023
3.737%(ff)	04/24/24		1,520	1,635,185
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		2,830	3,077,616
3.875%	01/27/26		792	907,723
4.000%	07/23/25		1,498	1,713,043
5.597%(ff)	03/24/51		80	128,677
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		3,690	3,901,185
3.622%(ff)	04/01/31		5,590	6,492,392
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23		1,120	1,143,200
1.500%	04/23/25		920	952,323
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24		200	218,357
4.892%(ff)	05/18/29		2,791	3,358,284
Sub. Notes
5.125%	05/28/24		3,290	3,691,584
6.000%	12/19/23		2,900	3,308,661
Nordea Bank Abp (Finland),
Sub. Notes, 144A
4.875%	05/13/21		3,650	3,708,415
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
1.600%	04/17/23		2,050	2,108,247
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25		1,420	1,450,185
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23		1,740	1,775,534
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
0.750%	06/12/23		2,840	2,868,470
1.150%	06/12/25	(a)	1,440	1,469,283
U.S. Bancorp,
Sr. Unsec’d. Notes
1.450%	05/12/25	(a)	2,950	3,060,297
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22		1,680	1,710,026
UBS AG/Stamford CT (Switzerland),
Sub. Notes
7.625%	08/17/22		3,940	4,365,251
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	—	(rr)	6,900	7,556,503
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		460	476,859
3.491%	05/23/23		3,760	3,913,299
4.125%	09/24/25		600	687,011
4.253%	03/23/28		607	709,774

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22		4,910	$5,178,249
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	—	(rr)	7,470	7,564,308
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26		2,370	2,493,951
3.000%	10/23/26		2,648	2,933,551
Sr. Unsec’d. Notes, MTN
1.654%(ff)	06/02/24		3,210	3,299,457
2.393%(ff)	06/02/28		6,530	6,946,419
2.879%(ff)	10/30/30		2,000	2,178,895
3.750%	01/24/24		960	1,047,943
5.013%(ff)	04/04/51		9,850	13,975,200
Sub. Notes
5.606%	01/15/44		1,431	2,016,300
Sub. Notes, GMTN
4.900%	11/17/45		3,660	4,866,654
Sub. Notes, MTN
4.400%	06/14/46		520	648,508
4.650%	11/04/44		3,180	4,067,150
4.750%	12/07/46		2,050	2,684,167
Wells Fargo Bank NA,
Sub. Notes
5.850%	02/01/37	(a)	4,193	5,950,461
6.600%	01/15/38		2,452	3,732,968

				429,441,927

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26		140	158,296
4.700%	02/01/36		4,905	6,217,114
4.900%	02/01/46		3,220	4,187,919
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	(a)	440	509,445
4.000%	04/13/28		520	613,348
4.350%	06/01/40	(a)	700	855,952
4.500%	06/01/50		1,280	1,612,560
4.750%	01/23/29		2,610	3,217,387
Becle SAB de CV (Mexico),
Gtd. Notes, 144A
3.750%	05/13/25		1,000	1,088,120
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.450%	06/01/27		1,460	1,506,840
2.500%	06/01/40		40	42,414
2.500%	03/15/51	(a)	550	567,264
2.600%	06/01/50		590	618,557
2.950%	03/25/25	(a)	530	584,285
3.375%	03/25/27		2,010	2,305,203

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,270	$1,384,234
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.750%	05/01/23	(a)	1,490	1,509,258
1.625%	05/01/30		1,240	1,271,909
2.250%	03/19/25		140	149,857
2.625%	03/19/27		150	164,991
2.875%	10/15/49		390	435,220
3.625%	03/19/50		210	265,608
3.875%	03/19/60		300	399,361
4.000%	03/05/42		610	786,317
Primo Water Holdings, Inc. (Canada),
Gtd. Notes, 144A
5.500%	04/01/25	(a)	1,140	1,177,930

				31,629,389

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/22/24		360	395,134
4.663%	06/15/51		301	407,618
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.750%	03/01/46	(a)	910	1,205,277

				2,008,029

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/31		200	214,741
3.377%	04/05/40		630	690,079
3.577%	04/05/50		350	390,873

				1,295,693

Chemicals — 0.2%
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		1,420	1,433,697
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26		2,430	2,710,315
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		780	897,844
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		1,510	1,643,967
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21		2,230	2,246,568
4.441%	04/24/23		575	602,435

				9,534,826

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.4%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.000%	07/30/27		1,033	$1,103,211
Cintas Corp. No. 2,
Gtd. Notes
3.700%	04/01/27		1,300	1,496,823
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		3,600	4,593,405
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/23		1,130	1,157,631
1.650%	06/01/25		1,180	1,234,141
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	(a)	1,100	1,206,533
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27		460	560,131
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		1,520	1,597,190
4.875%	01/15/28		1,380	1,477,399
Sec’d. Notes
3.875%	11/15/27		860	907,850

				15,334,314

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
1.125%	05/11/25	(a)	3,240	3,331,319
2.450%	08/04/26		2,720	2,963,882
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/24	(a)	1,260	1,364,545

				7,659,746

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27		230	256,307

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.150%	02/15/24		2,110	2,215,949
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	(a)	970	1,047,857
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		5,032	5,999,940
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		491	530,436
KKR Group Finance Co. II LLC,
Gtd. Notes, 144A
5.500%	02/01/43		260	346,779

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50		200	$258,321
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		200	209,956
5.250%	08/15/22		102	106,895
5.500%	02/15/24		460	502,652
SURA Asset Management SA (Colombia),
Gtd. Notes, 144A
4.875%	04/17/24		1,950	2,145,335
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^		2,330	2,176,469
USAA Capital Corp.,
Sr. Unsec’d. Notes, 144A
1.500%	05/01/23		150	153,828
Visa, Inc.,
Sr. Unsec’d. Notes
2.050%	04/15/30		2,000	2,135,385
3.150%	12/14/25		760	851,850
4.300%	12/14/45		2,710	3,706,367

				22,388,019

Electric — 1.0%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48		1,017	1,217,548
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		1,320	1,405,002
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 20A
3.350%	04/01/30		400	457,599
Sr. Unsec’d. Notes, Series 20B
3.950%	04/01/50		310	376,884
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	06/15/38		1,216	1,862,366
Duke Energy Progress LLC,
First Mortgage
2.800%	05/15/22		50	51,367
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
1.600%	01/15/26	(a)	580	564,727
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27		2,880	3,171,625
4.250%	03/15/23	(a)	3,540	3,736,178
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47		1,100	1,367,735
7.375%	11/15/31	(a)	10,860	15,470,563
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes, 144A
4.625%	08/10/30		1,050	1,130,808
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38		978	1,457,605

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22		2,170	$2,175,438
2.100%	08/01/27		660	671,202
2.500%	02/01/31		840	839,588
3.300%	08/01/40		170	170,179
3.500%	08/01/50	(a)	410	406,275
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.750%	03/01/31		4,405	6,538,388

				43,071,077

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/25		930	961,312

Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	06/01/25	(a)	710	738,119
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24		1,420	1,515,190
Waste Management, Inc.,
Gtd. Notes
3.500%	05/15/24		290	316,904
4.150%	07/15/49	(a)	1,180	1,559,788

				4,130,001

Foods — 0.4%
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.589%	11/02/23		3,710	3,901,646
Hershey Co. (The),
Sr. Unsec’d. Notes
0.900%	06/01/25	(a)	400	405,531
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		510	532,308
3.950%	07/15/25		526	577,194
4.375%	06/01/46		440	474,182
5.000%	07/15/35		270	323,724
5.000%	06/04/42		420	491,924
5.200%	07/15/45		990	1,173,374
6.750%	03/15/32		40	53,170
6.875%	01/26/39		100	138,919
Gtd. Notes, 144A
4.250%	03/01/31		320	357,273
4.625%	10/01/39		20	22,237
4.875%	10/01/49		710	823,984
5.500%	06/01/50		810	1,013,925
7.125%	08/01/39		20	28,455
Kroger Co. (The),
Sr. Unsec’d. Notes
3.300%	01/15/21	(a)	800	800,662

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	1,130	$1,178,645
4.875%	05/15/28		70	78,556
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25		490	530,144
3.200%	04/01/30		810	929,693
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.125%	09/19/22		750	772,141
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25	(a)	2,280	2,358,524
2.125%	04/13/23	(a)	400	414,962

				17,381,173

Forest Products & Paper — 0.1%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		4,310	4,578,939

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.750%	11/30/26		1,138	1,332,722
4.750%	11/30/36		1,050	1,446,511
4.900%	11/30/46		1,730	2,551,004
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		858	961,095

				6,291,332

Healthcare-Services — 0.7%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		470	494,873
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		470	517,486
3.650%	12/01/27		1,120	1,290,950
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		310	326,726
4.625%	12/15/29		320	355,036
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		160	168,577
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		440	515,715
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.875%	01/31/22		990	1,045,670
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		630	666,166
5.375%	02/01/25		330	370,841
5.375%	09/01/26	(a)	1,440	1,652,609

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.625%	09/01/28		100	$117,906
5.875%	02/01/29		410	493,680
Sr. Sec’d. Notes
4.500%	02/15/27		90	104,702
5.000%	03/15/24		230	258,746
5.250%	06/15/26		180	213,190
5.500%	06/15/47		3,504	4,676,198
Humana, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/22		1,050	1,096,710
3.950%	03/15/27		860	990,378
4.500%	04/01/25		240	275,788
4.625%	12/01/42		570	727,519
4.800%	03/15/47		100	133,831
4.950%	10/01/44		450	606,418
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		1,367	1,771,033
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		1,870	2,425,243
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		317	384,169
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.250%	01/15/26		450	461,510
2.000%	05/15/30	(a)	440	466,968
2.375%	10/15/22		180	186,750
3.125%	05/15/60		150	173,378
3.500%	06/15/23		410	440,996
3.750%	07/15/25		780	888,702
3.875%	08/15/59		1,050	1,361,801
4.250%	06/15/48		310	414,515
4.450%	12/15/48		240	330,623
5.700%	10/15/40		1,500	2,249,645

				28,655,048

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24	(a)	880	975,446
4.750%	05/30/25		160	182,129
4.750%	11/29/27	(a)	1,730	2,044,888
5.000%	06/15/27		60	70,929
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		560	750,492
Toll Brothers Finance Corp.,
Gtd. Notes
4.375%	04/15/23	(a)	610	645,126

				4,669,010

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		710	733,064

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Household Products/Wares (cont’d.)
Gtd. Notes, 144A
5.000%	10/01/29		100	$107,436

				840,500

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23		956	1,003,842
4.700%	04/01/26		450	496,133

				1,499,975

Insurance — 0.4%
American International Group, Inc.,
Jr. Sub. Notes
6.250%	03/15/87	(a)	636	718,046
Sr. Unsec’d. Notes
2.500%	06/30/25	(a)	770	828,097
3.750%	07/10/25		900	1,011,134
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49	(a)	1,670	2,209,767
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/03/26		1,000	1,127,798
Guardian Life Global Funding,
Sec’d. Notes, 144A
1.100%	06/23/25		580	587,302
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66		3,610	4,650,089
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
0.950%	06/24/25		1,080	1,094,161
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.250%	06/23/25		520	530,655
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		3,711	5,003,970

				17,761,019

Internet — 0.8%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24		1,560	1,717,261
4.200%	12/06/47	(a)	1,664	2,082,020
Alphabet, Inc.,
Sr. Unsec’d. Notes
0.450%	08/15/25	(a)	420	419,887
0.800%	08/15/27		800	794,369
1.100%	08/15/30		930	915,949
2.050%	08/15/50		1,500	1,428,248
Amazon.com, Inc.,
Sr. Unsec’d. Notes
0.800%	06/03/25		1,710	1,735,438
1.200%	06/03/27		2,100	2,137,054
1.500%	06/03/30		1,970	2,004,714

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
2.500%	06/03/50	(a)	5,180	$5,361,203
3.150%	08/22/27	(a)	540	615,594
3.875%	08/22/37		1,030	1,282,411
4.050%	08/22/47	(a)	1,280	1,689,728
4.250%	08/22/57		300	424,661
4.950%	12/05/44	(a)	310	454,186
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23		2,250	2,422,112
Netflix, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21		440	441,196
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		2,480	2,850,265
Sr. Unsec’d. Notes, 144A
3.832%	02/08/51		430	421,476
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		2,240	2,328,324
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.595%	01/19/28		4,132	4,561,237

				36,087,333

Iron/Steel — 0.2%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	(a)	1,890	2,037,863
4.550%	03/11/26	(a)	1,200	1,348,188
7.250%	10/15/39	(a)	460	645,040
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	(a)	1,197	1,755,384
6.875%	11/10/39	(a)	844	1,257,367

				7,043,842

Leisure Time — 0.0%
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28	(a)	1,190	1,175,183

Lodging — 0.4%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
5.125%	05/01/26		360	373,247
Gtd. Notes, 144A
5.375%	05/01/25	(a)	610	651,736
5.750%	05/01/28		410	447,628
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		1,840	1,939,451
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25		190	198,921
3.200%	08/08/24		2,510	2,660,836
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.600%	08/08/23		2,670	2,859,038

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.125%	08/08/25	(a)	870	$975,016
5.400%	08/08/28		1,140	1,334,642
Sr. Unsec’d. Notes, 144A
3.800%	01/08/26		780	832,611
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	(a)	300	306,719
5.625%	08/26/28		2,470	2,580,268

				15,160,113

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30		240	274,289
3.750%	04/15/50		1,330	1,713,740
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25		760	805,705

				2,793,734

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30		120	127,852
4.500%	05/01/32		1,760	1,878,900
5.000%	02/01/28		480	506,844
5.125%	05/01/27		2,510	2,661,504
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.200%	03/15/28		1,250	1,438,944
4.800%	03/01/50		360	427,469
4.908%	07/23/25		4,580	5,324,790
5.050%	03/30/29		3,500	4,240,037
5.375%	04/01/38		1,490	1,863,279
5.750%	04/01/48		60	78,245
6.484%	10/23/45		500	709,353
6.834%	10/23/55		310	465,184
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		80	93,638
Comcast Corp.,
Gtd. Notes
3.100%	04/01/25		80	87,976
3.150%	03/01/26		630	702,175
3.250%	11/01/39		120	135,553
3.300%	04/01/27		1,240	1,410,212
3.375%	08/15/25		450	502,124
3.400%	04/01/30		700	807,192
3.400%	07/15/46		110	126,184
3.450%	02/01/50		1,900	2,229,262
3.750%	04/01/40		150	180,707
3.950%	10/15/25	(a)	6,590	7,566,351
3.969%	11/01/47		3,250	4,057,246
3.999%	11/01/49		377	476,797
4.000%	03/01/48		180	225,799
4.150%	10/15/28		1,060	1,271,318

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.200%	08/15/34		190	$237,945
4.250%	10/15/30		500	614,345
4.250%	01/15/33		530	665,277
4.700%	10/15/48		230	319,880
5.650%	06/15/35		160	229,079
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	2,435	2,551,910
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39	(a)	2,150	2,951,982
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37		332	455,919
7.300%	07/01/38		4,520	6,693,453
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		1,400	2,167,068
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	04/01/24		570	622,309
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		400	416,329
Walt Disney Co. (The),
Gtd. Notes
4.500%	02/15/21		490	492,295
6.650%	11/15/37		130	204,653

				58,217,379

Mining — 0.8%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24	(a)	630	689,826
4.000%	09/11/27		4,476	5,137,759
4.750%	04/10/27		1,070	1,266,300
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		200	275,433
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41		1,640	2,358,738
5.750%	05/01/43		260	378,756
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22		175	180,013
5.000%	09/30/43	(a)	1,000	1,468,522
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		20	20,874
4.550%	11/14/24		40	43,756
4.625%	08/01/30	(a)	570	627,968
5.400%	11/14/34		110	137,517
5.450%	03/15/43		2,046	2,548,225
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42		3,697	4,547,767

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.000%	03/27/27		4,860	$5,496,454
4.125%	05/30/23		50	53,965
4.125%	03/12/24		2,220	2,435,830
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42	(a)	5,100	6,834,276
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40		110	136,426
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27		1,450	1,596,397

				36,234,802

Miscellaneous Manufacturing — 0.5%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	(a)	1,360	1,471,217
3.050%	04/15/30		220	250,240
3.700%	04/15/50		1,620	2,002,858
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42		510	644,983
General Electric Co.,
Sr. Unsec’d. Notes
3.450%	05/01/27		260	293,253
3.625%	05/01/30	(a)	520	592,496
4.250%	05/01/40		550	648,756
4.350%	05/01/50	(a)	550	664,625
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37	(a)	4,245	5,816,060
6.875%	01/10/39	(a)	4,177	6,143,376
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	(a)	1,010	1,368,923
6.750%	03/15/32	(a)	440	616,434

				20,513,221

Oil & Gas — 3.6%
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	(a)	1,041	1,051,294
4.250%	01/15/44	(a)	3,370	3,323,696
4.375%	10/15/28	(a)	1,070	1,113,221
4.750%	04/15/43	(a)	425	440,844
5.100%	09/01/40		1,700	1,836,153
6.000%	01/15/37	(a)	578	639,907
BP Capital Markets America, Inc.,
Gtd. Notes
2.937%	04/06/23		110	116,180
3.000%	02/24/50		2,940	3,021,063
3.119%	05/04/26		1,030	1,139,792
3.216%	11/28/23	(a)	2,330	2,502,535
3.410%	02/11/26	(a)	2,160	2,419,784
3.633%	04/06/30	(a)	790	918,050
3.790%	02/06/24		250	273,305

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.506%	03/17/25	(a)	3,320	$3,703,740
3.535%	11/04/24		300	331,901
3.561%	11/01/21		170	174,301
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25		1,520	1,581,828
1.995%	05/11/27	(a)	530	561,890
3.078%	05/11/50		1,670	1,851,264
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	(a)	4,760	5,253,193
4.375%	03/15/29	(a)	910	1,033,790
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,300	3,557,708
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		560	640,266
4.300%	08/15/28		4,470	5,292,938
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)	420	433,308
4.375%	01/15/28	(a)	2,620	2,684,027
4.500%	04/15/23	(a)	610	628,999
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42		90	100,641
5.000%	06/15/45	(a)	5,490	6,491,345
5.600%	07/15/41		1,040	1,269,003
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29		890	951,286
5.375%	05/31/25	(a)	960	996,653
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		3,780	4,569,791
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35		1,280	1,503,135
4.150%	01/15/26	(a)	1,210	1,405,903
4.375%	04/15/30		300	365,450
4.950%	04/15/50	(a)	390	528,883
EQT Corp.,
Sr. Unsec’d. Notes
3.000%	10/01/22	(a)	1,440	1,455,330
3.900%	10/01/27	(a)	380	376,775
5.000%	01/15/29		30	31,620
7.875%	02/01/25		120	136,903
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23		210	216,177
2.992%	03/19/25		3,320	3,634,385
3.043%	03/01/26	(a)	1,900	2,105,990
3.452%	04/15/51		2,000	2,280,909
3.482%	03/19/30	(a)	1,210	1,403,145

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
4.114%	03/01/46		3,170	$3,909,828
4.327%	03/19/50		150	195,787
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30		260	320,438
6.375%	10/24/48		1,240	1,785,463
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28		2,000	2,315,380
4.950%	08/15/47	(a)	460	647,298
5.250%	11/15/43		990	1,401,817
6.000%	03/01/41		310	465,798
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	(a)	2,970	2,863,050
3.000%	02/15/27		1,030	925,774
3.400%	04/15/26	(a)	1,610	1,534,744
4.100%	02/15/47	(a)	3,440	2,818,615
4.200%	03/15/48	(a)	1,220	1,004,683
4.400%	04/15/46		650	563,155
4.500%	07/15/44		140	120,641
4.625%	06/15/45	(a)	1,920	1,673,065
5.550%	03/15/26	(a)	1,280	1,334,886
6.450%	09/15/36		1,590	1,657,317
6.600%	03/15/46	(a)	1,780	1,805,653
6.625%	09/01/30	(a)	2,650	2,875,477
7.500%	05/01/31	(a)	450	507,722
7.875%	09/15/31		4,163	4,639,542
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.375%	01/15/25		170	174,749
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		10,629	12,015,225
6.900%	03/19/49		2,260	2,878,247
7.250%	03/17/44		3,950	5,123,995
7.375%	01/17/27		1,060	1,314,946
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		2,424	2,423,323
5.500%	06/27/44		1,270	1,089,187
6.375%	01/23/45	(a)	2,400	2,183,692
6.625%	06/15/35		310	306,495
Gtd. Notes, MTN
6.875%	08/04/26		1,900	2,074,797
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	490	462,508
5.000%	03/15/23	(a)	928	909,460
5.875%	07/01/22		38	37,955
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30	(a)	520	574,340
2.875%	05/10/26		1,730	1,913,237
3.250%	04/06/50	(a)	2,540	2,868,198
4.375%	05/11/45	(a)	2,010	2,640,553
4.550%	08/12/43	(a)	1,010	1,339,271

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.375%	12/15/38		1,363	$2,124,681
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		1,880	2,063,260
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	10/15/27		440	466,263
5.875%	06/15/28		240	261,561

				156,960,377

Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
3.337%	12/15/27	(a)	1,564	1,754,069
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25		42	47,100
7.450%	09/15/39		2,413	3,468,399
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		1,318	1,484,211

				6,753,779

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		650	673,372
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27		430	451,102
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A
5.125%	07/15/23	(a)	213	215,613
WestRock RKT LLC,
Gtd. Notes
4.000%	03/01/23		370	393,367

				1,733,454

Pharmaceuticals — 3.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22		6,390	6,623,317
2.600%	11/21/24		1,420	1,521,634
2.950%	11/21/26		1,340	1,483,686
3.200%	11/21/29		7,010	7,892,100
3.450%	03/15/22		1,160	1,195,717
3.600%	05/14/25		1,500	1,672,105
3.750%	11/14/23		260	283,376
3.800%	03/15/25		1,980	2,210,754
4.250%	11/21/49		3,150	3,957,005
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26		520	580,495
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		2,470	2,543,723
5.250%	01/30/30	(a)	9,600	10,061,571

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
5.250%	02/15/31		1,280	$1,337,015
6.250%	02/15/29		2,200	2,387,911
7.250%	05/30/29		920	1,033,299
9.000%	12/15/25		680	751,667
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		50	51,697
7.000%	03/15/24		290	298,215
Bayer Corp. (Germany),
Gtd. Notes, 144A
6.650%	02/15/28		1,222	1,570,395
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		2,900	3,145,035
3.734%	12/15/24		776	859,210
4.685%	12/15/44		509	656,984
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.250%	08/15/21		1,350	1,366,287
2.600%	05/16/22	(a)	620	639,638
2.900%	07/26/24		1,110	1,204,534
3.400%	07/26/29		3,430	3,986,607
3.550%	08/15/22		920	967,827
3.875%	08/15/25		1,650	1,881,829
5.000%	08/15/45		3,520	5,068,903
5.250%	08/15/43		130	185,075
Cigna Corp.,
Gtd. Notes
3.400%	09/17/21		1,160	1,184,884
3.750%	07/15/23		2,780	3,002,230
4.125%	11/15/25		890	1,024,626
4.375%	10/15/28		1,240	1,496,549
4.800%	08/15/38		3,000	3,895,836
4.900%	12/15/48		2,000	2,742,325
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		2,440	2,537,284
3.250%	08/15/29		3,000	3,377,056
3.350%	03/09/21		558	560,960
3.625%	04/01/27		370	421,084
3.700%	03/09/23		635	679,096
3.750%	04/01/30	(a)	920	1,072,271
3.875%	07/20/25		876	991,791
4.125%	04/01/40		380	454,125
4.250%	04/01/50		2,120	2,648,018
4.300%	03/25/28		1,840	2,182,475
5.050%	03/25/48		2,210	2,989,077
5.125%	07/20/45		820	1,098,818
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28		588	680,013
6.943%	01/10/30		543	659,714
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22		120	124,113
Johnson & Johnson,
Sr. Unsec’d. Notes
0.550%	09/01/25	(a)	1,150	1,154,354

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
0.950%	09/01/27	(a)	2,290	$2,298,640
3.625%	03/03/37		1,000	1,225,638
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26	(a)	1,640	1,653,387
1.450%	06/24/30		970	980,573
Pfizer, Inc.,
Sr. Unsec’d. Notes
0.800%	05/28/25	(a)	1,950	1,977,309
1.700%	05/28/30	(a)	1,260	1,301,867
2.625%	04/01/30		1,080	1,197,528
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22	(a)	500	501,567
Gtd. Notes, Series 2
3.650%	11/10/21		540	545,978
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		770	777,897
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		3,460	3,455,367
2.800%	07/21/23	(a)	2,550	2,532,222
3.150%	10/01/26	(a)	1,840	1,768,630
4.100%	10/01/46	(a)	4,070	3,626,579
7.125%	01/31/25		2,050	2,265,061

				128,502,553

Pipelines — 1.7%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		1,000	1,244,330
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		440	483,305
3.302%	01/15/35		3,190	3,589,286
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28		990	1,042,810
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36		380	405,191
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		820	867,285
3.750%	05/15/30	(a)	4,520	4,865,805
4.950%	06/15/28		580	667,497
5.250%	04/15/29		390	455,041
6.250%	04/15/49		270	327,967
7.500%	07/01/38		395	516,276
Jr. Sub. Notes, Series F
6.750%(ff)	—	(a)(rr)	1,230	1,137,968
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		70	75,805
5.875%	03/01/22		750	784,208

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30		1,660	$1,800,777
3.700%	01/31/51		2,890	3,180,164
3.950%	01/31/60		740	824,705
4.150%	10/16/28		4,660	5,522,584
4.200%	01/31/50		800	933,959
4.800%	02/01/49		210	265,133
4.850%	03/15/44		310	383,200
7.550%	04/15/38		310	471,827
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	(a)	560	639,109
4.300%	03/01/28	(a)	690	809,640
5.550%	06/01/45		440	565,903
Gtd. Notes, GMTN
7.750%	01/15/32	(a)	2,663	3,868,554
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		2,090	2,393,695
4.700%	04/15/48		250	295,805
4.800%	02/15/29	(a)	1,590	1,910,182
4.875%	12/01/24	(a)	1,450	1,663,582
4.875%	06/01/25		1,520	1,755,615
5.500%	02/15/49	(a)	1,590	2,086,717
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30		530	467,982
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	(a)	2,150	3,056,190
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		140	150,815
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		460	462,391
5.375%	02/01/27		160	168,034
5.875%	04/15/26	(a)	220	231,098
6.500%	07/15/27		420	456,151
6.875%	01/15/29	(a)	1,030	1,158,838
Gtd. Notes, 144A
4.875%	02/01/31	(a)	850	925,034
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30		3,620	3,872,294
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		2,670	3,502,581
Western Midstream Operating LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
2.074%(c)	01/13/23		470	458,571
Sr. Unsec’d. Notes
4.100%	02/01/25		1,320	1,354,899
4.500%	03/01/28		320	331,486
5.050%	02/01/30	(a)	4,720	5,262,883
5.500%	08/15/48		130	127,521

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.250%	02/01/50	(a)	800	$878,671
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		370	391,963
3.750%	06/15/27		170	194,353
4.850%	03/01/48		490	602,159
7.750%	06/15/31		1,320	1,777,729
7.875%	09/01/21		733	767,964
8.750%	03/15/32		210	305,859
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31		1,711	2,319,875

				75,059,266

Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		30	33,811
5.375%	04/15/26		260	298,515
VEREIT Operating Partnership LP,
Gtd. Notes
4.875%	06/01/26		711	834,231
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.750%	09/17/24		2,750	2,904,644

				4,071,201

Retail — 0.7%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		1,060	1,062,471
4.250%	05/15/24		1,164	1,187,223
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27	(a)	2,200	2,264,986
1.600%	04/20/30		1,280	1,312,090
Dollar General Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/23		140	148,223
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27		1,630	1,787,857
2.700%	04/15/30	(a)	740	824,957
3.300%	04/15/40		850	999,374
3.350%	04/15/50		2,470	2,944,150
3.900%	12/06/28		150	180,442
3.900%	06/15/47		140	178,987
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.500%	04/15/30		1,990	2,468,333
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	09/01/25		200	207,103
3.300%	07/01/25		840	934,476
3.375%	05/26/25	(a)	610	676,736
3.500%	03/01/27		2,020	2,307,030
3.500%	07/01/27		670	769,166
3.600%	07/01/30		690	807,999

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
3.625%	09/01/49		150	$175,894
3.700%	01/30/26	(a)	780	886,290
3.800%	04/01/28		680	795,443
4.200%	04/01/50	(a)	1,270	1,626,118
Target Corp.,
Sr. Unsec’d. Notes
2.250%	04/15/25	(a)	1,410	1,511,075
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	04/15/25	(a)	820	915,538
3.750%	04/15/27		270	312,981
Walmart, Inc.,
Sr. Unsec’d. Notes
3.400%	06/26/23		440	472,764
3.550%	06/26/25	(a)	420	475,465
3.700%	06/26/28		1,040	1,223,643

				29,456,814

Semiconductors — 0.7%
Broadcom, Inc.,
Gtd. Notes
2.250%	11/15/23		2,050	2,141,358
3.150%	11/15/25		2,480	2,707,812
4.700%	04/15/25		3,850	4,414,114
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25		750	847,118
4.600%	03/25/40		210	276,836
4.750%	03/25/50		4,570	6,371,177
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.497%	04/24/23		1,210	1,261,838
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.850%	04/01/30		540	607,269
3.500%	04/01/40	(a)	1,020	1,219,103
3.500%	04/01/50		4,410	5,339,446
3.700%	04/01/60	(a)	750	960,986
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
2.700%	05/01/25		800	859,979
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	(a)	800	827,145
TSMC Global Ltd. (Taiwan),
Gtd. Notes, 144A
0.750%	09/28/25	(a)	1,110	1,107,423
1.000%	09/28/27	(a)	1,470	1,455,977

				30,397,581

Software — 0.4%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26		7,380	8,048,904
2.525%	06/01/50		130	136,723
2.675%	06/01/60		104	112,826
2.700%	02/12/25		800	867,518

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
2.875%	02/06/24		3,240	$3,477,020
3.300%	02/06/27	(a)	670	763,324
3.450%	08/08/36		130	160,066
3.950%	08/08/56		496	679,003
4.100%	02/06/37		220	287,518
salesforce.com, Inc.,
Sr. Unsec’d. Notes
3.250%	04/11/23	(a)	1,490	1,587,344

				16,120,246

Telecommunications — 1.9%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		5,170	5,437,806
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28	(a)	3,870	3,953,547
2.300%	06/01/27		2,250	2,397,950
3.100%	02/01/43		4,280	4,341,897
4.350%	06/15/45		437	503,753
Sr. Unsec’d. Notes, 144A
3.500%	09/15/53		1,444	1,450,531
3.550%	09/15/55		2,444	2,451,179
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		470	744,038
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		880	1,053,145
7.875%	09/15/23		590	682,734
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		530	577,375
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.895%	03/06/48	(a)	2,000	2,478,814
5.213%	03/08/47		170	218,669
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23		40	40,100
6.000%	04/15/24		30	30,394
Sr. Sec’d. Notes, 144A
2.050%	02/15/28		370	384,782
2.550%	02/15/31		1,130	1,186,930
3.000%	02/15/41		70	72,416
3.500%	04/15/25		5,380	5,951,801
3.750%	04/15/27		250	285,014
3.875%	04/15/30		6,260	7,241,718
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.850%	11/20/25	(a)	500	503,993
1.750%	01/20/31		1,550	1,543,847
2.625%	08/15/26	(a)	730	799,351
2.650%	11/20/40		3,600	3,638,489
2.875%	11/20/50		5,360	5,390,834
3.376%	02/15/25		2,351	2,610,806
3.500%	11/01/24		240	265,021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.850%	11/01/42		550	$651,560
3.875%	02/08/29	(a)	360	423,315
4.000%	03/22/50		2,380	2,882,992
4.125%	03/16/27		2,490	2,934,996
4.125%	08/15/46		650	797,083
4.329%	09/21/28		944	1,134,984
4.400%	11/01/34		340	424,280
4.500%	08/10/33		5,100	6,429,814
4.522%	09/15/48		570	737,392
4.862%	08/21/46		1,391	1,866,802
5.250%	03/16/37		2,590	3,532,508
5.500%	03/16/47		200	288,651
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	(a)	2,245	2,692,254

				81,033,565

Transportation — 0.2%
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.150%	02/05/27		1,200	1,275,042
2.400%	02/05/30		1,690	1,821,208
3.750%	07/15/25	(a)	1,050	1,189,708
3.750%	02/05/70		1,700	2,028,525
3.950%	09/10/28		250	297,783
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	(a)	710	711,835

				7,324,101

Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.750%	11/15/23		390	402,166

TOTAL CORPORATE BONDS (cost $1,362,748,447)				1,516,554,555

MUNICIPAL BOND — 0.0%
Missouri
Health & Educational Facilities Authority of the State of Missouri,
Revenue Bonds, Series A
3.229%	11/15/49		1,000	1,164,690

(cost $1,000,000)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.2%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 1A1
2.973%(cc)	09/25/35		170	138,359
Alternative Loan Trust,
Series 2005-J04, Class M2, 1 Month LIBOR + 0.960% (Cap 11.000%, Floor 0.960%)
1.108%(c)	07/25/35		1,713	1,699,676
Banc of America Funding Trust,
Series 2015-R02, Class 4A1, 144A, 1 Month LIBOR + 0.165% (Cap N/A, Floor 0.165%)
0.313%(c)	09/29/36		1,715	1,706,058

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust,
Series 2003-H, Class 3A1
3.031%(cc)	09/25/33	79	$77,499
Series 2005-H, Class 2A1
2.998%(cc)	09/25/35	51	48,452
Bear Stearns ALT-A Trust,
Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900% (Cap 11.500%, Floor 0.900%)
1.048%(c)	11/25/34	8,668	8,776,061
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC05, Class A3, 1 Month LIBOR + 1.100% (Cap 8.500%, Floor 1.100%)
1.248%(c)	10/25/33	114	112,081
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB06, Class A1
2.743%(cc)	11/20/34	56	55,990
Credit Suisse Commercial Mortgage Trust,
Series 2019-RIO, Class A
4.764%	12/15/21	16,150	15,895,983
Credit Suisse Mortgage Trust,
Series 2015-02R, Class 3A1, 144A
0.570%(cc)	04/27/36	894	894,033
Series 2015-02R, Class 7A1, 144A
2.616%(cc)	08/27/36	1,471	1,490,771
Series 2018-J01, Class A2, 144A
3.500%(cc)	02/25/48	14,626	14,938,181
Series 2020-RPL4, Class A1, 144A
2.000%	01/25/60	3,905	4,017,169
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2006-PR01, Class 5AS4, IO, 144A
6.705%(cc)	04/15/36	24,764	5,010,254
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	10/25/23	4,354	4,455,953
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400% (Cap N/A, Floor 0.000%)
4.548%(c)	01/25/24	8,519	8,586,571
Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.748%(c)	05/25/24	7,901	7,695,617
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.398%(c)	07/25/30	3,893	3,873,213
Fannie Mae Interest Strips,
Series 409, Class C01, IO
3.000%	11/25/26	978	51,313
Series 409, Class C02, IO
3.000%	04/25/27	1,135	61,519
Series 409, Class C13, IO
3.500%	11/25/41	1,022	90,963
Series 409, Class C22, IO
4.500%	11/25/39	968	150,425
Fannie Mae REMICS,
Series 2004-038, Class FK, 1 Month LIBOR + 0.350% (Cap 8.000%, Floor 0.350%)
0.498%(c)	05/25/34	281	281,137

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-027, Class AS, IO, 1 Month LIBOR x (1) + 6.480% (Cap 6.480%, Floor 0.000%)
6.332%(c)	04/25/40	774	$178,562
Series 2010-123, Class PM
4.000%	07/25/40	4,304	4,592,737
Series 2010-150, Class SK, IO, 1 Month LIBOR x (1) + 6.530% (Cap 6.530%, Floor 0.000%)
6.382%(c)	01/25/41	777	190,406
Series 2011-099, Class KS, IO, 1 Month LIBOR x (1) + 6.700% (Cap 6.700%, Floor 0.000%)
6.552%(c)	10/25/26	658	79,132
Series 2012-028, Class B
6.500%	06/25/39	73	80,285
Series 2012-046, Class BA
6.000%	05/25/42	665	778,111
Series 2012-051, Class B
7.000%	05/25/42	264	323,454
Series 2012-070, Class YS, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.502%(c)	02/25/41	53	2,900
Series 2012-074, Class OA, PO
0.310%(s)	03/25/42	72	68,896
Series 2012-074, Class SA, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.502%(c)	03/25/42	831	163,293
Series 2012-075, Class AO, PO
0.310%(s)	03/25/42	108	103,264
Series 2012-075, Class NS, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.452%(c)	07/25/42	54	10,861
Series 2012-118, Class CI, IO
3.500%	12/25/39	649	16,486
Series 2012-133, Class CS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	12/25/42	414	82,514
Series 2012-134, Class MS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	12/25/42	518	103,293
Series 2013-009, Class BC
6.500%	07/25/42	906	1,091,654
Series 2013-009, Class CB
5.500%	04/25/42	2,333	2,693,876
Series 2013-009, Class SA, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	03/25/42	3,506	628,069
Series 2013-026, Class HI, IO
3.000%	04/25/32	1,062	32,732
Series 2013-073, Class IA, IO
3.000%	09/25/32	5,676	388,233
Series 2013-126, Class CS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	09/25/41	2,607	374,147
Series 2015-055, Class IO, IO
2.232%(cc)	08/25/55	1,240	55,794
Series 2015-056, Class AS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	08/25/45	585	137,412

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-047, Class GZ
2.000%	07/25/50	1,313	$1,328,774
Series 2020-56, Class DI, IO
2.500%	08/25/50	2,351	342,741
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA01, Class M2, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	07/25/29	16,006	16,385,383
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	02/25/50	12,380	12,304,030
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	8,400	8,517,351
Flagstar Mortgage Trust,
Series 2018-02, Class A4, 144A
3.500%(cc)	04/25/48	2,557	2,592,792
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	1,274	1,512,668
Freddie Mac REMICS,
Series 2957, Class ZA
5.000%	03/15/35	2,541	2,898,431
Series 3242, Class SC, IO, 1 Month LIBOR x (1) + 6.290% (Cap 6.290%, Floor 0.000%)
6.131%(c)	11/15/36	281	63,017
Series 3368, Class AI, IO, 1 Month LIBOR x (1) + 6.030% (Cap 6.030%, Floor 0.000%)
5.871%(c)	09/15/37	809	182,592
Series 3621, Class SB, IO, 1 Month LIBOR x (1) + 6.230% (Cap 6.230%, Floor 0.000%)
6.071%(c)	01/15/40	137	29,705
Series 3639, Class EY
5.000%	02/15/30	928	1,029,433
Series 3768, Class MB
4.000%	12/15/39	3,184	3,305,150
Series 3947, Class SG, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.791%(c)	10/15/41	2,365	424,930
Series 4054, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.891%(c)	08/15/39	700	153,821
Series 4119, Class IN, IO
3.500%	10/15/32	804	82,826
Series 4146, Class DI, IO
3.000%	12/15/31	3,177	209,534
Series 4174, Class SA, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.041%(c)	05/15/39	378	13,713
Series 4194, Class BI, IO
3.500%	04/15/43	924	94,233
Series 4210, Class Z
3.000%	05/15/43	2,676	2,687,045
Series 4239, Class IO, IO
3.500%	06/15/27	3,139	191,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4415, Class IO, IO
2.372%(cc)	04/15/41	879	$53,090
Series 4813, Class CJ
3.000%	08/15/48	1,210	1,249,951
Series 5010, Class IK, IO
2.500%	09/25/50	1,471	179,023
Series 5010, Class JI, IO
2.500%	09/25/50	3,250	467,827
Series 5013, Class IN, IO
2.500%	09/25/50	1,389	207,998
Series 5018, Class MI, IO
2.000%	10/25/50	2,381	309,179
Series 5040, Class IB, IO
2.500%	11/25/50	795	99,500
Freddie Mac Strips,
Series 283, Class IO, IO
3.500%	10/15/27	512	34,970
Government National Mortgage Assoc.,
Series 2010-042, Class BS, IO, 1 Month LIBOR x (1) + 6.480% (Cap 6.480%, Floor 0.000%)
6.328%(c)	04/20/40	106	22,101
Series 2010-076, Class CS, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.398%(c)	06/20/40	2,065	533,695
Series 2010-085, Class HS, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.498%(c)	01/20/40	112	9,237
Series 2010-H11, Class FA, 1 Month LIBOR + 1.000% (Cap 11.000%, Floor 1.000%)
1.146%(c)	06/20/60	4,887	4,963,841
Series 2010-H26, Class LF, 1 Month LIBOR + 0.350% (Cap 13.898%, Floor 0.350%)
0.490%(c)	08/20/58	455	454,310
Series 2012-034, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	03/20/42	1,551	394,853
Series 2012-043, Class SN, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.447%(c)	04/16/42	786	222,754
Series 2012-066, Class CI, IO
3.500%	02/20/38	540	11,266
Series 2012-098, Class SA, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.947%(c)	08/16/42	711	156,846
Series 2012-124, Class AS, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.047%(c)	10/16/42	1,136	265,055
Series 2013-069, Class AI, IO
3.500%	05/20/43	937	137,170
Series 2014-005, Class SP, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
5.997%(c)	06/16/43	904	106,794
Series 2018-037, Class QA
2.750%	03/20/48	885	939,541
Series 2018-H06, Class PF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.440%(c)	02/20/68	893	890,488

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-H07, Class FD, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.440%(c)	05/20/68	1,497	$1,493,067
Series 2018-H08, Class KF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.440%(c)	05/20/68	685	682,514
Series 2018-H13, Class FC, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.440%(c)	07/20/68	1,057	1,053,141
Series 2018-H17, Class FG, 12 Month LIBOR + 0.250% (Cap 7.500%, Floor 0.250%)
0.683%(c)	10/20/68	6,109	6,091,775
Series 2019-090, Class AB
3.000%	07/20/49	3,482	3,611,569
Series 2019-123, Class A
3.000%	10/20/49	1,248	1,283,411
Series 2020-047, Class MI, IO
3.500%	04/20/50	2,212	320,069
Series 2020-047, Class NI, IO
3.500%	04/20/50	769	125,169
Series 2020-123, Class IL, IO
2.500%	08/20/50	993	137,339
Series 2020-123, Class NI, IO
2.500%	08/20/50	3,077	439,201
Series 2020-127, Class IN, IO
2.500%	08/20/50	1,390	188,008
Series 2020-129, Class IE, IO
2.500%	09/20/50	1,186	163,146
Series 2020-160, Class IH, IO
2.500%	10/20/50	796	114,235
Series 2020-160, Class VI, IO
2.500%	10/20/50	1,191	170,596
Series 2020-160, Class YI, IO
2.500%	10/20/50	4,184	596,856
Series 2020-H09, Class NF, 1 Month LIBOR + 1.250% (Cap 11.000%, Floor 1.250%)
1.402%(c)	04/20/70	2,279	2,347,267
Series 2020-H12, Class F, 1 Month LIBOR + 0.500% (Cap 7.500%, Floor 0.500%)
0.652%(c)	07/20/70	1,288	1,293,577
Series 2020-H13, Class FA, 1 Month LIBOR + 0.450% (Cap 7.500%, Floor 0.450%)
0.602%(c)	07/20/70	14,580	14,607,537
Series 2020-H13, Class FC, 1 Month LIBOR + 0.450% (Cap 7.500%, Floor 0.450%)
0.602%(c)	07/20/70	15,993	16,020,814
Series 2020-H13, Class FM, 1 Month LIBOR + 0.400% (Cap 11.000%, Floor 0.400%)
0.552%(c)	08/20/70	7,917	7,917,293
GreenPoint Mortgage Funding Trust,
Series 2005-AR04, Class G41B, 1 Month LIBOR + 0.200% (Cap 10.500%, Floor 0.200%)
0.348%(c)	10/25/45	138	123,661
Series 2006-AR03, Class 3A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.608%(c)	04/25/36	56	64,675

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2005-08F, Class 2A1
5.500%	11/25/35	129	$135,372
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A3, 1 Month LIBOR + 0.760% (Cap 10.500%, Floor 0.760%)
0.912%(c)	01/19/35	101	94,051
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR27, Class 2A2, 1 Month LIBOR + 0.200% (Cap 10.500%, Floor 0.200%)
0.348%(c)	10/25/36	634	602,177
JPMorgan Mortgage Trust,
Series 2005-A06, Class 2A4
3.011%(cc)	08/25/35	271	271,396
Series 2005-S03, Class 1A1
6.500%	01/25/36	1,611	1,268,659
Series 2018-05, Class A1, 144A
3.500%(cc)	10/25/48	7,732	7,906,279
Legacy Mortgage Asset Trust,
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	5,260	5,297,793
MASTR Alternative Loan Trust,
Series 2004-10, Class 5A1, 1 Month LIBOR + 0.450% (Cap 8.000%, Floor 0.450%)
0.598%(c)	09/25/34	169	167,366
Merrill Lynch Mortgage Investors Trust,
Series 2006-01, Class 2A1
2.430%(cc)	02/25/36	137	140,324
Mill City Mortgage Loan Trust,
Series 2019-GS01, Class M2, 144A
3.250%(cc)	07/25/59	8,030	8,536,241
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 2A
2.819%(cc)	07/25/34	161	161,450
Series 2005-10, Class 1A1, 1 Month LIBOR + 0.700% (Cap 5.750%, Floor 0.700%)
0.848%(c)	12/25/35	758	558,449
New Residential Mortgage Loan Trust,
Series 2018-RPL01, Class M2, 144A
3.500%(cc)	12/25/57	4,060	4,258,618
Series 2019-03A, Class A1A, 144A
3.750%(cc)	11/25/58	7,178	7,771,242
Series 2019-06A, Class B1, 144A
4.000%(cc)	09/25/59	3,814	4,234,410
Series 2019-06A, Class B2, 144A
4.250%(cc)	09/25/59	3,814	4,221,168
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 1.070% (Cap 11.000%, Floor 1.070%)
1.218%(c)	02/25/35	3,108	3,132,554
Series 2006-AF01, Class 2A
3.283%(cc)	06/25/36	666	579,863
Nomura Asset Acceptance Corp. Reperforming Loan REMIC Trust Certificates,
Series 2004-R03, Class A1, 144A
6.500%	02/25/35	1,395	1,396,355

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.895%(c)	05/27/23	10,159	$9,770,804
RAMP Trust,
Series 2005-SL01, Class A7
8.000%	05/25/32	77	60,201
RBSGC Mortgage Loan Trust,
Series 2007-B, Class 1A4, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.598%(c)	01/25/37	517	173,365
Residential Asset Securitization Trust,
Series 2007-A07, Class A3
6.000%	07/25/37	1,713	968,706
SACO I Trust,
Series 2007-VA01, Class A, 144A
8.889%(cc)	06/25/21	66	60,610
Seasoned Credit Risk Transfer Trust,
Series 2017-02, Class M1, 144A
4.000%(cc)	08/25/56	8,495	8,610,821
Series 2017-02, Class M2, 144A
4.000%(cc)	08/25/56	12,160	12,274,800
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56	8,140	8,136,486
Sequoia Mortgage Trust,
Series 2012-04, Class A3
2.069%(cc)	09/25/42	361	365,236
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.448%(c)	09/25/34	252	233,271
Wachovia Mortgage Loan Trust LLC,
Series 2005-A, Class 1A1
3.005%(cc)	08/20/35	28	27,828
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR09, Class 1A7
2.782%(cc)	09/25/33	90	89,413
Series 2005-AR13, Class A1C3, 1 Month LIBOR + 0.980% (Cap 10.500%, Floor 0.980%)
1.128%(c)	10/25/45	1,718	1,671,428
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR04, Class 2A1
4.018%(cc)	04/25/36	26	25,391

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $303,487,009)			310,389,595

SOVEREIGN BONDS — 7.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22	3,560	3,685,312
3.125%	09/30/49	11,090	11,892,245
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30	1,935	786,830
0.125%(cc)	07/09/35	9,453	3,454,606
0.125%(cc)	07/09/41	9,380	3,545,943

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.000%	07/09/29			680	$295,760
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.950%	11/20/29			800	796,011
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.717%	01/25/27			865	967,558
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/23		BRL	38,299	8,143,041
10.000%	01/01/25		BRL	60,998	13,577,423
10.000%	01/01/27		BRL	12,694	2,883,726
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23			670	694,568
4.625%	01/13/28	(a)		2,340	2,621,050
5.000%	01/27/45			5,190	5,773,705
5.625%	01/07/41	(a)		3,850	4,552,603
5.625%	02/21/47			8,990	10,746,124
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25		CNH	12,500	1,966,811
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44			2,540	3,294,240
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28			410	459,391
4.350%	01/11/48			4,480	5,351,646
4.875%	05/05/21			1,067	1,083,034
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47			2,720	3,625,453
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/25/22			270	281,148
4.750%	07/18/47			400	501,268
5.125%	01/15/45			3,720	4,807,923
Sr. Unsec’d. Notes, EMTN
3.750%	04/25/22			4,030	4,196,386
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30			1,150	1,268,981
3.875%	07/03/50			1,130	1,360,015
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24			1,050	1,152,787
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28			1,070	1,200,563
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27			3,650	4,154,930
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47		MXN	1,115,540	66,097,871
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	144,520	8,552,618
7.750%	11/13/42		MXN	329,844	19,084,331
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29		MXN	230,730	14,131,709

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48		1,620	$1,904,130
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/10		1,070	1,423,337
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		1,280	1,380,681
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		1,140	1,229,945
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/01/56		1,270	1,639,592
Sr. Unsub. Notes
2.252%	09/29/32		2,600	2,681,221
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		2,540	2,792,813
5.625%	11/18/50		1,880	2,954,443
6.550%	03/14/37		150	227,790
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		1,520	613,823
7.875%	06/15/27		1,310	532,096
9.125%	03/16/24		160	65,600
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		4,860	5,764,916
4.400%	04/16/50		390	509,240
4.817%	03/14/49		3,050	4,163,018
5.103%	04/23/48		525	738,051
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24		4,930	5,460,570
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	458,000	7,037,870
Bonds, Series 6211
7.000%	01/25/23	RUB	170,630	2,424,376
Bonds, Series 6212
7.050%	01/19/28	RUB	593,212	8,659,929
Bonds, Series 6215
7.000%	08/16/23	RUB	465,330	6,627,714
Bonds, Series 6219
7.750%	09/16/26	RUB	79,640	1,193,284
Bonds, Series 6224
6.900%	05/23/29	RUB	782,770	11,383,712
Bonds, Series 6225
7.250%	05/10/34	RUB	43,690	641,363
Bonds, Series 6228
7.650%	04/10/30	RUB	731,870	11,160,574
Bonds, Series 6230
7.700%	03/16/39	RUB	1,050,790	16,231,879
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55		970	1,347,385

TOTAL SOVEREIGN BONDS (cost $303,518,945)				317,776,962

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.5%
Federal Home Loan Mortgage Corp.
3.000%	09/01/32	957	$1,004,701
3.000%	10/01/32	583	611,748
3.000%	02/01/38	202	210,662
3.000%	04/01/38	152	158,868
3.000%	01/01/47	842	888,033
3.000%	01/01/47	1,471	1,593,488
3.000%	01/01/47	2,315	2,500,673
3.000%	09/01/48	145	156,938
3.000%	09/01/49	4,076	4,392,990
3.000%	01/01/50	250	266,246
3.000%	03/01/50	185	194,389
3.000%	03/01/50	330	351,014
3.000%	07/01/50	5,849	6,231,776
3.000%	08/01/50	9,500	10,059,593
3.000%	09/01/50	5,215	5,524,466
3.000%	09/01/50	55,126	58,734,376
3.500%	10/01/42	1,745	1,906,279
3.500%	11/01/42	31	33,350
3.500%	03/01/43	1,809	1,977,175
3.500%	02/01/44	697	760,943
3.500%	06/01/46	49	53,613
3.500%	03/01/47	401	427,518
3.500%	07/01/47	173	182,965
3.500%	12/01/47	809	888,582
3.500%	03/01/48	1,505	1,609,816
3.500%	04/01/50	1,223	1,332,329
3.500%	05/01/50	1,889	2,061,269
4.000%	03/01/42	1,133	1,249,584
4.000%	10/01/42	2,232	2,437,586
4.000%	04/01/43	1,062	1,165,199
4.000%	05/01/43	79	89,714
4.000%	06/01/43	65	72,396
4.000%	06/01/43	74	82,623
4.000%	06/01/43	76	84,800
4.000%	06/01/43	95	106,868
4.000%	06/01/43	103	113,414
4.000%	07/01/43	399	447,654
4.000%	07/01/43	443	500,596
4.000%	08/01/43	500	548,945
4.000%	03/01/44	946	1,032,393
4.000%	07/01/44	289	315,376
4.000%	02/01/45	422	459,555
4.000%	05/01/45	202	222,861
4.000%	01/01/46	907	977,928
4.000%	03/01/46	837	910,565
4.000%	05/01/46	1,000	1,083,505
4.000%	07/01/46	723	775,113
4.000%	06/01/47	12,175	13,090,601
4.000%	07/01/47	532	579,216
4.000%	12/01/47	2,866	3,067,852
4.000%	06/01/48	3,163	3,404,290
4.000%	04/01/49	4,435	4,840,989
4.500%	09/01/23	52	56,054
4.500%	08/01/24	47	50,605
4.500%	12/01/43	1,509	1,686,981
4.500%	03/01/44	1,320	1,475,815
4.500%	04/01/44	93	100,518

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	04/01/44	373	$409,478
4.500%	04/01/44	460	510,153
4.500%	04/01/44	521	582,750
4.500%	04/01/44	576	635,222
4.500%	04/01/44	640	714,378
4.500%	04/01/44	849	974,625
4.500%	04/01/44	960	1,087,578
4.500%	04/01/44	2,973	3,363,264
4.500%	07/01/45	620	695,001
4.500%	09/01/46	336	369,518
4.500%	02/01/47	91	100,011
4.500%	03/01/47	79	86,542
4.500%	04/01/48	1,214	1,335,492
4.500%	04/01/49	832	914,695
4.500%	07/01/49	1,288	1,422,235
4.500%	03/01/50	766	828,989
4.500%	05/01/50	1,337	1,446,695
5.000%	05/01/23	97	101,546
5.000%	07/01/25	48	53,231
5.000%	06/01/26	356	373,499
5.000%	05/01/36	22	26,036
5.000%	03/01/38	295	342,797
5.000%	06/01/41	153	176,770
5.000%	05/01/48	330	366,212
5.000%	06/01/48	33	38,098
5.000%	10/01/48	229	253,891
5.000%	10/01/48	928	1,024,849
5.000%	11/01/48	983	1,085,019
5.000%	01/01/49	3,530	3,900,375
5.000%	03/01/50	3,404	3,762,431
5.500%	12/01/38	210	246,742
5.500%	12/01/38	511	600,831
6.500%	09/01/39	194	225,383
6.500%	09/01/39	522	597,065
7.000%	03/01/39	193	226,068
Federal National Mortgage Assoc.
1.500%	TBA	26,300	27,056,313
1.500%	12/01/35	800	826,551
1.950%	04/01/32	400	419,606
2.000%	TBA	24,000	24,927,156
2.000%	TBA	53,900	55,883,282
2.500%	TBA	15,000	15,809,746
2.500%	TBA	30,400	31,985,273
2.500%	06/01/28	1,786	1,878,220
2.790%	08/01/29	4,700	5,293,750
3.000%	12/01/36	3,801	4,017,939
3.000%	12/01/37	213	224,404
3.000%	09/01/42	3,101	3,382,071
3.000%	12/01/42	35	38,463
3.000%	12/01/42	43	46,027
3.000%	01/01/43	24	26,108
3.000%	01/01/43	37	39,899
3.000%	01/01/43	84	90,772
3.000%	01/01/43	162	175,831
3.000%	01/01/43	205	222,700
3.000%	01/01/43	542	588,244
3.000%	01/01/43	721	782,146
3.000%	02/01/43	86	93,460

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/46	3,267	$3,527,354
3.000%	08/01/46	59	62,803
3.000%	09/01/46	54	57,398
3.000%	09/01/46	111	117,974
3.000%	10/01/46	58	61,885
3.000%	08/01/49	90	98,882
3.000%	08/01/49	519	565,867
3.000%	10/01/49	163	173,894
3.000%	01/01/50	424	450,920
3.000%	06/01/50	2,338	2,498,082
3.000%	06/01/50	3,561	3,804,271
3.000%	07/01/50	11,752	12,520,643
3.000%	08/01/50	968	1,031,186
3.000%	08/01/50	10,985	11,703,905
3.040%	06/01/29	1,000	1,138,627
3.160%	05/01/29	950	1,076,375
3.500%	09/01/42	872	951,834
3.500%	12/01/42	402	436,750
3.500%	01/01/43	4,251	4,639,656
3.500%	03/01/43	2,890	3,139,664
3.500%	04/01/43	2,171	2,373,940
3.500%	04/01/43	2,297	2,548,710
3.500%	06/01/43	2,388	2,650,653
3.500%	06/01/43	2,460	2,729,912
3.500%	07/01/43	3,312	3,675,161
3.500%	02/01/45	409	444,261
3.500%	04/01/45	782	837,566
3.500%	12/01/45	728	787,743
3.500%	01/01/46	695	755,084
3.500%	01/01/46	775	846,790
3.500%	12/01/46	3,726	4,015,227
3.500%	01/01/47	13	14,406
3.500%	09/01/47	1,638	1,740,631
3.500%	11/01/47	3,135	3,440,161
3.500%	01/01/48	1,442	1,529,795
3.500%	04/01/48	4,149	4,490,229
3.500%	05/01/48	1,777	1,877,470
3.500%	08/01/49	604	652,529
3.500%	02/01/50	2,055	2,204,618
3.500%	02/01/50	9,561	10,145,512
3.500%	04/01/50	10,406	10,988,760
3.500%	05/01/50	3,058	3,286,679
3.500%	08/01/50	30,882	33,704,360
3.500%	03/01/57	12,840	14,185,484
4.000%	10/01/40	1,757	1,927,098
4.000%	01/01/42	2,172	2,365,358
4.000%	04/01/42	139	153,195
4.000%	07/01/42	1,713	1,884,261
4.000%	10/01/42	1,031	1,130,392
4.000%	11/01/42	1,972	2,161,715
4.000%	12/01/42	108	118,550
4.000%	12/01/42	186	204,541
4.000%	12/01/42	824	908,577
4.000%	04/01/43	164	183,639
4.000%	06/01/43	36	39,609
4.000%	06/01/43	36	39,922
4.000%	06/01/43	65	72,003
4.000%	06/01/43	74	82,945

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/43	87	$97,940
4.000%	06/01/43	109	122,286
4.000%	06/01/43	120	133,882
4.000%	06/01/43	146	163,571
4.000%	06/01/43	176	194,063
4.000%	06/01/43	181	204,885
4.000%	06/01/43	198	218,386
4.000%	06/01/43	198	222,007
4.000%	06/01/43	377	422,965
4.000%	06/01/43	406	445,106
4.000%	07/01/43	50	54,891
4.000%	07/01/43	406	447,912
4.000%	07/01/43	570	640,062
4.000%	07/01/43	652	720,188
4.000%	01/01/45	1,122	1,239,694
4.000%	02/01/45	2,846	3,217,069
4.000%	04/01/47	11,411	12,361,038
4.000%	07/01/47	667	717,141
4.000%	08/01/47	4,295	4,625,381
4.000%	10/01/47	1,779	1,908,143
4.000%	01/01/48	167	178,284
4.000%	02/01/48	355	384,184
4.000%	04/01/48	1,275	1,366,395
4.000%	05/01/49	1,582	1,715,074
4.000%	02/01/56	9,676	10,903,001
4.000%	06/01/57	1,079	1,201,961
4.500%	04/01/31	275	303,711
4.500%	05/01/31	898	992,032
4.500%	06/01/31	306	338,276
4.500%	11/01/31	367	403,750
4.500%	12/01/31	94	104,231
4.500%	12/01/31	428	473,425
4.500%	12/01/39	4	4,600
4.500%	09/01/41	409	458,993
4.500%	10/01/41	180	202,508
4.500%	10/01/41	224	248,176
4.500%	10/01/41	550	617,983
4.500%	09/01/42	51	56,413
4.500%	09/01/43	44	49,888
4.500%	09/01/43	48	53,552
4.500%	09/01/43	612	683,954
4.500%	10/01/43	37	40,951
4.500%	10/01/43	106	119,556
4.500%	10/01/43	382	428,203
4.500%	10/01/43	508	567,832
4.500%	11/01/43	160	177,762
4.500%	11/01/43	361	403,620
4.500%	12/01/43	6	7,065
4.500%	12/01/43	236	261,994
4.500%	12/01/43	440	491,632
4.500%	01/01/44	204	227,964
4.500%	01/01/44	243	268,439
4.500%	01/01/44	289	322,775
4.500%	01/01/44	350	396,796
4.500%	01/01/44	1,792	2,029,398
4.500%	02/01/44	24	25,646
4.500%	02/01/44	43	48,046
4.500%	02/01/44	136	151,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/01/44	153	$171,927
4.500%	02/01/44	607	687,227
4.500%	02/01/44	1,118	1,233,551
4.500%	03/01/44	90	99,649
4.500%	03/01/44	255	285,211
4.500%	04/01/44	12	13,534
4.500%	04/01/44	62	69,446
4.500%	04/01/44	223	245,323
4.500%	04/01/44	341	383,521
4.500%	04/01/44	521	589,731
4.500%	04/01/44	661	743,520
4.500%	04/01/44	855	981,742
4.500%	05/01/44	104	117,001
4.500%	05/01/44	625	690,122
4.500%	06/01/44	102	112,841
4.500%	08/01/44	27	29,701
4.500%	01/01/45	159	182,442
4.500%	04/01/48	804	875,579
4.500%	05/01/48	115	126,100
4.500%	05/01/48	4,175	4,561,276
4.500%	06/01/48	1,289	1,426,925
4.500%	07/01/48	1,580	1,753,232
4.500%	07/01/48	2,430	2,668,239
4.500%	08/01/48	2,653	2,915,085
4.500%	09/01/48	52	57,253
4.500%	09/01/48	820	889,610
4.500%	10/01/48	416	461,012
4.500%	10/01/48	2,030	2,243,342
4.500%	11/01/48	1,319	1,460,936
4.500%	12/01/48	510	561,338
4.500%	12/01/48	1,098	1,204,662
4.500%	01/01/49	837	918,087
4.500%	02/01/49	608	671,369
4.500%	02/01/49	824	904,165
4.500%	04/01/49	343	371,539
4.500%	07/01/49	1,060	1,154,288
4.500%	08/01/49	1,082	1,177,900
4.500%	09/01/49	583	632,610
4.500%	09/01/49	6,929	7,617,509
4.500%	10/01/49	340	367,463
4.500%	10/01/49	1,705	1,881,435
4.500%	11/01/49	71	77,199
4.500%	03/01/50	594	646,816
4.500%	03/01/50	1,346	1,497,465
4.500%	05/01/50	502	544,773
4.500%	04/01/56	2,432	2,782,438
4.500%	09/01/57	3,536	4,044,615
4.500%	08/01/58	1,334	1,525,153
5.000%	07/01/33	133	153,457
5.000%	09/01/33	157	180,878
5.000%	10/01/35	445	513,571
5.000%	08/01/38	2,165	2,512,592
5.000%	01/01/39	11	12,648
5.000%	12/01/39	11	13,085
5.000%	05/01/40	17	19,603
5.000%	05/01/40	32	35,976
5.000%	06/01/40	86	100,133
5.000%	07/01/40	23	26,233

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/01/40	663	$770,259
5.000%	01/01/41	93	106,257
5.000%	02/01/41	27	29,750
5.000%	04/01/41	108	124,936
5.000%	05/01/41	135	156,699
5.000%	05/01/41	176	204,135
5.000%	05/01/41	217	251,903
5.000%	05/01/41	317	366,719
5.000%	05/01/41	1,006	1,167,789
5.000%	06/01/41	140	162,258
5.000%	05/01/48	599	667,932
5.000%	08/01/48	434	480,292
5.000%	11/01/48	1,712	1,903,093
5.000%	11/01/48	2,118	2,345,040
5.000%	09/01/49	147	162,466
5.000%	09/01/49	6,629	7,487,280
5.000%	12/01/49	60	65,777
5.000%	12/01/49	207	228,600
5.000%	03/01/50	1,843	2,038,397
5.500%	11/01/28	22	25,106
5.500%	09/01/36	526	615,623
5.500%	03/01/37	9	11,017
5.500%	04/01/37	3	4,081
5.500%	05/01/37	246	288,704
5.500%	03/01/38	12	14,214
5.500%	06/01/38	223	249,494
5.500%	08/01/38	339	398,486
5.500%	05/01/40	21	25,129
5.500%	09/01/56	3,869	4,585,678
6.000%	04/01/33	91	109,406
6.000%	02/01/34	15	17,350
6.000%	11/01/35	164	196,505
6.000%	08/01/37	18	21,390
6.000%	08/01/37	347	417,496
6.000%	09/01/37	82	97,804
6.000%	07/01/41	933	1,133,530
6.500%	05/01/40	3,131	3,624,479
7.000%	04/01/37	184	219,213
7.000%	02/01/39	407	469,656
7.000%	02/01/39	681	787,064
Government National Mortgage Assoc.
2.000%	TBA	6,100	6,367,820
2.000%	TBA	21,000	21,957,278
2.500%	TBA	10,300	10,901,509
2.500%	TBA	15,700	16,584,973
2.500%	12/20/50	900	970,189
3.000%	09/15/42	1,476	1,587,562
3.000%	10/15/42	1,620	1,704,796
3.000%	10/15/42	4,105	4,320,292
3.000%	11/15/42	2	2,617
3.000%	11/15/42	2,144	2,256,141
3.000%	03/20/45	1,315	1,400,071
3.000%	01/20/46	290	308,835
3.000%	11/20/46	1,007	1,073,288
3.000%	02/20/47	419	446,352
3.000%	04/20/47	140	149,082
3.000%	03/20/50	266	278,311
3.000%	09/20/50	4,044	4,254,943

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/20/50	4,559	$4,823,205
3.500%	06/20/44	319	347,400
3.500%	03/20/45	272	293,586
3.500%	09/20/46	49	52,914
3.500%	09/20/46	1,134	1,222,444
3.500%	09/20/47	6,762	7,298,075
3.500%	06/15/48	861	922,423
3.500%	05/15/50	1,179	1,255,093
4.000%	04/20/39	9	9,918
4.000%	10/20/49	675	730,400
4.000%	11/20/49	4,116	4,473,391
4.000%	01/20/50	488	533,888
4.000%	02/20/50	478	520,829
4.500%	01/20/40	470	523,911
4.500%	05/20/40	587	654,361
4.500%	09/20/40	10	11,017
4.500%	01/20/41	105	118,476
4.500%	07/20/41	699	778,999
4.500%	05/20/48	65	69,864
4.500%	06/20/48	1,812	1,960,441
4.500%	07/20/48	810	876,780
4.500%	08/20/48	6,431	6,969,063
4.500%	09/20/48	597	645,500
4.500%	10/20/48	2,108	2,280,905
4.500%	12/20/48	971	1,050,598
4.500%	01/20/49	705	762,862
4.500%	04/20/49	244	263,741
4.500%	02/20/50	1,595	1,714,412
4.500%	03/20/50	1,025	1,102,803
5.000%	04/15/40	3,361	3,825,539
5.000%	05/15/40	185	212,160
5.000%	07/20/40	47	53,980
5.000%	07/20/40	449	508,896
5.000%	09/20/40	267	305,670
5.000%	11/20/40	209	239,368
5.000%	10/20/47	834	926,626
5.000%	10/20/48	193	211,021
5.000%	01/20/49	3,336	3,647,847
5.500%	06/15/36	418	488,855
6.000%	08/20/40	34	39,632
6.000%	01/20/41	20	22,680
6.000%	04/20/41	2	2,839
6.000%	06/20/41	71	81,066
6.000%	07/20/41	45	52,128
6.000%	12/20/41	23	26,870
6.000%	02/20/42	24	27,800
6.500%	10/20/37	386	448,717
Government National Mortgage Assoc., 1 Month LIBOR + 1.668% (Cap 11.920%, Floor 1.668%)
1.801%(c)	11/20/60	1,544	1,606,450
Government National Mortgage Assoc., 1 Month LIBOR + 1.735% (Cap 12.050%, Floor 1.735%)
1.881%(c)	07/20/60	2,284	2,381,888
Government National Mortgage Assoc., 1 Month LIBOR + 1.787% (Cap 12.076%, Floor 1.787%)
1.933%(c)	09/20/60	2,945	3,081,062

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc., 1 Month LIBOR + 2.400% (Cap 12.647%, Floor 2.400%)
2.546%(c)	04/20/60		2,949	$3,094,941

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $784,300,157)				800,322,487

U.S. TREASURY OBLIGATIONS — 21.0%
U.S. Treasury Bonds
1.125%	08/15/40		23,620	22,350,425
1.250%	05/15/50		193,360	175,292,925
1.375%	11/15/40	(a)	22,650	22,384,570
1.375%	08/15/50	(a)	76,820	71,850,706
1.625%	11/15/50	(a)	26,260	26,124,597
2.000%	02/15/50		15,170	16,468,931
U.S. Treasury Inflation Indexed Bonds, TIPS
0.750%	02/15/45		3,682	4,746,401
1.000%	02/15/46		5,286	7,204,882
1.375%	02/15/44	(k)	17,250	24,822,339
2.125%	02/15/40		29,636	45,855,028
2.125%	02/15/41		20,142	31,557,934
U.S. Treasury Notes
0.125%	06/30/22		810	810,095
0.125%	10/15/23		190	189,852
0.250%	11/15/23		370	370,983
0.250%	05/31/25	(a)	211,350	210,920,695
0.250%	06/30/25		19,480	19,428,256
0.250%	08/31/25		280	279,038
0.250%	09/30/25		330	328,685
0.250%	10/31/25	(a)	1,060	1,055,363
0.375%	03/31/22		15,000	15,048,047
0.375%	04/30/25		40	40,141
0.375%	11/30/25		4,780	4,786,348
0.375%	07/31/27	(a)	73,940	72,934,878
0.375%	09/30/27		28,710	28,256,920
0.500%	06/30/27		20,470	20,375,646
0.500%	08/31/27		1,170	1,162,139
0.500%	10/31/27		1,320	1,308,863
0.625%	12/31/27		13,380	13,359,094
0.625%	05/15/30		28,560	27,912,938
0.875%	11/15/30		19,730	19,652,930
2.250%	11/15/25	(a)	18,970	20,717,315

TOTAL U.S. TREASURY OBLIGATIONS (cost $905,911,772)				907,596,964

TOTAL LONG-TERM INVESTMENTS (cost $4,174,720,280)				4,349,231,068

SHORT-TERM INVESTMENTS — 11.5%

AFFILIATED MUTUAL FUNDS — 11.5%			Shares
PGIM Core Ultra Short Bond Fund(w)			31,895,109	31,895,109
PGIM Institutional Money Market Fund (cost $462,924,527; includes $462,836,933 of cash collateral for securities on loan)(b)(w)			463,091,860	462,860,313

TOTAL AFFILIATED MUTUAL FUNDS (cost $494,819,636)				494,755,422

Value

OPTIONS PURCHASED*~ — 0.0%
(cost $1,649,007)	$1,402,936

TOTAL SHORT-TERM INVESTMENTS (cost $496,468,643)	496,158,358

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 112.3% (cost $4,671,188,923)	4,845,389,426

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $1,341,737)	(977,142)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 112.3% (cost $4,669,847,186)	4,844,412,284
Liabilities in excess of other assets(z) — (12.3)%	(531,998,936)

NET ASSETS — 100.0%	$4,312,413,348

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $14,966,327 and 0.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $454,653,693; cash collateral of $462,836,933 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$138.00	38	38	$20,188
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$172.00	34	34	75,438
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$173.00	77	77	125,125
Australian Dollar Currency	Call	01/08/21	76.50	16	16	13,120
Canadian Dollar Futures	Call	02/05/21	78.00	34	34	29,240
10 Year U.S. Treasury Notes Futures	Put	01/22/21	$137.50	46	46	12,938
10 Year U.S. Treasury Notes Futures	Put	01/22/21	$138.00	23	23	10,422
20 Year U.S. Treasury Bonds Futures	Put	01/22/21	$172.50	22	22	26,813
Australian Dollar Currency	Put	01/08/21	76.00	34	34	6,460
Canadian Dollar Futures	Put	01/08/21	78.50	44	44	19,800
Euro Futures	Put	01/08/21	1.21	53	6,625	7,288
Euro Futures	Put	01/08/21	1.22	32	4,000	13,200
Euro Futures	Put	01/08/21	1.23	119	14,875	81,813

Total Exchange Traded (cost $483,322)						$441,845

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CAD	Put	BNP Paribas S.A.	03/17/21	1.27	—	42,240	$444,355
Currency Option USD vs EUR	Put	Citibank, N.A.	03/04/21	1.22	—	41,620	516,736

Total OTC Traded (cost $1,165,685)							$961,091

Total Options Purchased (cost $1,649,007)							$1,402,936

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$138.50	341		341	$(95,906)
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$139.00	299		299	(37,375)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$173.50	45		45	(61,172)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$174.00	215		215	(241,875)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$175.00	247		247	(181,391)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$176.00	46		46	(21,563)
20 Year U.S. Treasury Bonds Futures	Call	02/19/21	$174.00	45		45	(82,266)
5 Year U.S. Treasury Notes Futures	Call	01/22/21	$126.00	115		115	(32,344)
Canadian Dollar Futures	Call	01/08/21	77.00	44		44	(60,280)
Canadian Dollar Futures	Call	01/08/21	77.50	44		44	(40,480)
Euro Futures	Call	01/08/21	1.21	16		2,000	(31,400)
Euro Futures	Call	01/08/21	1.23	3		375	(1,238)
Euro Futures	Call	02/05/21	1.23	32		4,000	(32,000)
10 Year Euro-Bund Futures	Put	01/22/21	178.00	30	EUR	30	(32,252)
20 Year U.S. Treasury Bonds Futures	Put	01/22/21	$170.00	45		45	(21,797)
Australian Dollar Currency	Put	01/08/21	71.00	42		42	(210)
Australian Dollar Currency	Put	01/08/21	72.00	24		24	(120)
Australian Dollar Currency	Put	01/08/21	73.00	32		32	(160)
Euro Futures	Put	01/08/21	1.18	39		4,875	(244)
Euro Futures	Put	01/08/21	1.18	32		4,000	(400)

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Euro Futures	Put	01/08/21	1.20	61	7,625	$(2,669)

Total Options Written (premiums received $ 1,341,737)						$(977,142)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
41	5 Year Euro-Bobl	Mar. 2021	$6,770,849	$6,952
14,525	5 Year U.S. Treasury Notes	Mar. 2021	1,832,532,972	3,681,802
804	20 Year U.S. Treasury Bonds	Mar. 2021	139,242,750	426,794
1,497	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	319,703,063	(2,070,553)
918	Australian Dollar Currency	Mar. 2021	70,686,000	2,209,630
452	British Pound Currency	Mar. 2021	38,586,675	835,964
658	Canadian Dollar Currency	Mar. 2021	51,547,720	98,632
355	Euro Currency	Mar. 2021	54,341,625	209,510
935	Euro-BTP Italian Government Bond	Mar. 2021	173,632,320	1,194,893
137	Euro-OAT	Mar. 2021	28,094,065	24,819
221	Japanese Yen Currency	Mar. 2021	26,765,863	180,841
1,269	Mexican Peso	Mar. 2021	31,560,030	(131,677)
135	Russian Ruble Currency	Mar. 2021	4,520,813	(25,537)
44	Swiss Franc Currency	Mar. 2021	6,227,100	17,765

				6,659,835

Short Positions:
1,135	90 Day Euro Dollar	Mar. 2021	283,267,625	(292,921)
2,489	90 Day Euro Dollar	Jun. 2021	621,223,288	(4,329,953)
2,267	90 Day Euro Dollar	Dec. 2021	565,559,825	(3,293,986)
962	2 Year U.S. Treasury Notes	Mar. 2021	212,579,453	(123,082)
44	10 Year Australian Treasury Bonds	Mar. 2021	4,994,309	(23,126)
1,804	10 Year Euro-Bund	Mar. 2021	391,493,086	(444,033)
71	10 Year Japanese Bonds	Mar. 2021	104,462,932	61,336
5,018	10 Year U.S. Treasury Notes	Mar. 2021	692,876,056	(715,831)
103	30 Year Euro Buxl	Mar. 2021	28,341,938	(409,111)

				(9,570,707)

				$(2,910,872)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/19/21	Citibank, N.A.	BRL	103,370	$18,230,076	$19,898,841	$1,668,765	$—
Expiring 01/19/21	Goldman Sachs Bank USA	BRL	52,950	9,308,103	10,192,845	884,742	—
British Pound,
Expiring 01/19/21	Goldman Sachs Bank USA	GBP	3,384	4,377,810	4,628,316	250,506	—
Canadian Dollar,
Expiring 01/19/21	Citibank, N.A.	CAD	46,775	35,283,067	36,750,203	1,467,136	—
Expiring 01/19/21	Citibank, N.A.	CAD	25,596	19,726,679	20,110,351	383,672	—
Indian Rupee,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	INR	624,544	8,425,840	8,535,175	109,335	—

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	IDR	816,637,176	$54,944,303	$58,622,244	$3,677,941	$—
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	4,374,596	42,007,545	42,376,990	369,445	—
Expiring 01/19/21	Citibank, N.A.	JPY	45,092	432,742	436,806	4,064	—
Expiring 01/19/21	Goldman Sachs Bank USA	JPY	352,710	3,347,710	3,416,722	69,012	—
Mexican Peso,
Expiring 01/19/21	BNP Paribas S.A.	MXN	204,049	8,968,863	10,231,652	1,262,789	—
Russian Ruble,
Expiring 01/19/21	BNP Paribas S.A.	RUB	445,581	5,800,511	6,010,252	209,741	—
Expiring 01/19/21	Citibank, N.A.	RUB	794,420	10,337,822	10,715,585	377,763	—
Expiring 01/19/21	Citibank, N.A.	RUB	396,479	5,158,222	5,347,928	189,706	—
South African Rand,
Expiring 01/19/21	Goldman Sachs Bank USA	ZAR	92,330	5,324,069	6,265,610	941,541	—

				$231,673,362	$243,539,520	11,866,158	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	22,494	$16,164,058	$17,345,424	$—	$(1,181,366)
Chinese Renminbi,
Expiring 01/19/21	BNP Paribas S.A.	CNH	30,612	4,523,007	4,701,643	—	(178,636)
Euro,
Expiring 01/19/21	BNP Paribas S.A.	EUR	31,440	37,146,747	38,426,908	—	(1,280,161)
Expiring 01/19/21	Citibank, N.A.	EUR	35,753	42,037,883	43,697,835	—	(1,659,952)
Expiring 01/19/21	Citibank, N.A.	EUR	21,440	25,302,759	26,204,609	—	(901,850)
Expiring 01/19/21	Citibank, N.A.	EUR	2	1,818	1,887	—	(69)
Expiring 01/19/21	Goldman Sachs Bank USA	EUR	30,510	36,061,600	37,290,235	—	(1,228,635)
Expiring 01/19/21	Goldman Sachs Bank USA	EUR	9,350	11,026,404	11,427,584	—	(401,180)
Expiring 03/08/21	Citibank, N.A.	EUR	16,731	20,402,074	20,471,248	—	(69,174)
Mexican Peso,
Expiring 01/19/21	Citibank, N.A.	MXN	21,237	1,064,249	1,064,872	—	(623)
Expiring 01/19/21	Goldman Sachs Bank USA	MXN	33,690	1,688,850	1,689,323	—	(473)
Expiring 01/19/21	Morgan Stanley Capital Services LLC	MXN	851,954	41,370,054	42,719,675	—	(1,349,621)
Russian Ruble,
Expiring 01/19/21	Goldman Sachs Bank USA	RUB	405,287	5,065,768	5,466,737	—	(400,969)
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	5,500	5,994,132	6,216,410	—	(222,278)

				$247,849,403	$256,724,390	—	(8,874,987)

						$11,866,158	$(8,874,987)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.35	12/20/25	5.000%(Q)	82,660	2.932%	$3,553,355	$7,835,083	$4,281,728
CDX.NA.IG.34	06/20/25	1.000%(Q)	253,888	0.628%	125,924	4,229,495	4,103,571

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2)(cont’d.):
CDX.NA.IG.35	12/20/25	1.000%(Q)	251,566	0.500%	$5,210,241	$6,240,557	$1,030,316

					$8,889,520	$18,305,135	$9,415,615

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
JPY	2,200,700	05/09/46	0.641%(S)	6 Month JPY LIBOR(1)(S)	$—	$(1,431,776)	$(1,431,776)
MXN	529,900	07/18/29	7.450%(M)	28 Day Mexican Interbank Rate(2)(M)	197,278	4,229,856	4,032,578
MXN	457,440	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	206,294	3,631,210	3,424,916
	110,905	06/15/22	0.190%(S)	3 Month LIBOR(2)(Q)	(391)	5,384	5,775
	89,356	11/30/24	0.100%(A)	1 Day USOIS(2)(A)	49,500	(234,504)	(284,004)
	163,372	02/28/25	0.380%(S)	3 Month LIBOR(2)(Q)	32,128	288,399	256,271
	212,875	11/27/25	0.840%(S)	3 Month LIBOR(2)(Q)	(91,791)	53,526	145,317
	147,007	05/15/27	0.260%(A)	1 Day USOIS(1)(A)	(493,461)	1,365,220	1,858,681
	220,727	05/15/27	0.450%(S)	3 Month LIBOR(1)(Q)	(529,301)	1,822,566	2,351,867
	30,650	07/20/45	0.560%(A)	1 Year SOFR(1)(A)	276,067	3,766,452	3,490,385
	14,130	08/19/45	0.740%(A)	1 Year SOFR(1)(A)	—	1,174,946	1,174,946
	34,492	11/15/45	0.800%(S)	3 Month LIBOR(1)(Q)	1,579,471	4,318,223	2,738,752
	31,747	02/15/47	1.000%(S)	3 Month LIBOR(1)(Q)	384,749	2,772,836	2,388,087
	8,107	02/15/47	1.200%(S)	3 Month LIBOR(1)(Q)	44,655	334,242	289,587
	3,982	02/15/47	1.225%(S)	3 Month LIBOR(1)(Q)	3,842	141,221	137,379
	12,711	03/17/50	0.900%(S)	3 Month LIBOR(1)(Q)	215,635	1,572,265	1,356,630
	17,022	10/07/50	1.200%(S)	3 Month LIBOR(1)(Q)	83,792	842,358	758,566

					$1,958,467	$24,652,424	$22,693,957

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
BRL 58,256	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	$662,440	$31,336	$631,104	Citibank, N.A.
BRL 54,700	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	622,004	25,226	596,778	Citibank, N.A.
BRL 46,100	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	524,211	—	524,211	Citibank, N.A.
BRL 37,900	01/04/27	7.044%(T)	1 Day BROIS(2)(T)	437,592	—	437,592	JPMorgan Chase Bank, N.A.

				$2,246,247	$56,562	$2,189,685

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$56,562	$—	$2,189,685	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$42,894,983	$4,460,698

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$18,099,768	$—
Collateralized Loan Obligations	—	22,486,388	—
Home Equity Loans	—	12,189,230	—
Other	—	12,645,573	—
Residential Mortgage-Backed Securities	—	40,520,014	—
Small Business Loan	—	5,049,322	—
Student Loans	—	30,092,890	—
Bank Loans	—	197,289,797	7,697,442
Commercial Mortgage-Backed Securities	—	144,262,975	5,092,416
Corporate Bonds	—	1,514,378,086	2,176,469
Municipal Bond	—	1,164,690	—
Residential Mortgage-Backed Securities	—	310,389,595	—
Sovereign Bonds	—	317,776,962	—
U.S. Government Agency Obligations	—	800,322,487	—
U.S. Treasury Obligations	—	907,596,964	—

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Affiliated Mutual Funds	$494,755,422	$—	$—
Options Purchased	441,845	961,091	—

Total	$495,197,267	$4,335,225,832	$14,966,327

Liabilities
Options Written	$(977,142)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$8,948,938	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	11,866,158	—
Centrally Cleared Credit Default Swap Agreements	—	9,415,615	—
Centrally Cleared Interest Rate Swap Agreements	—	24,409,737	—
OTC Interest Rate Swap Agreements	—	2,246,247	—

Total	$8,948,938	$47,937,757	$—

Liabilities
Futures Contracts	$(11,859,810)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(8,874,987)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,715,780)	—

Total	$(11,859,810)	$(10,590,767)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	21.0%
U.S. Government Agency Obligations	18.5
Affiliated Mutual Funds (10.7% represents investments purchased with collateral from securities on loan)	11.5
Banks	10.0
Residential Mortgage-Backed Securities	8.2
Sovereign Bonds	7.4
Oil & Gas	3.6
Commercial Mortgage-Backed Securities	3.5
Pharmaceuticals	3.5
Telecommunications	2.1
Media	1.9
Pipelines	1.7
Aerospace & Defense	1.2
Healthcare-Services	1.1
Electric	1.0
Retail	1.0
Agriculture	0.9
Internet	0.8
Mining	0.8
Diversified Financial Services	0.8
Commercial Services	0.8
Beverages	0.7
Airlines	0.7
Semiconductors	0.7
Student Loans	0.7

Lodging	0.7%
Auto Manufacturers	0.6
Foods	0.6
Insurance	0.5
Collateralized Loan Obligations	0.5
Software	0.5
Miscellaneous Manufacturing	0.5
Automobiles	0.4
Entertainment	0.4
Computers	0.4
Healthcare-Products	0.3
Other	0.3
Home Equity Loans	0.3
Apparel	0.3
Transportation	0.3
Chemicals	0.2
Iron/Steel	0.2
Oil & Gas Services	0.2
Real Estate Investment Trusts (REITs)	0.2
Auto Parts & Equipment	0.2
Household Products/Wares	0.1
Forest Products & Paper	0.1
Small Business Loan	0.1
Home Builders	0.1
Environmental Control	0.1
Machinery-Diversified	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Building Materials	0.0	*%
Packaging & Containers	0.0	*
Leisure Time	0.0	*
Biotechnology	0.0	*
Holding Companies-Diversified	0.0	*
Advertising	0.0	*
Food Service	0.0	*
Housewares	0.0	*
Options Purchased	0.0	*
Investment Companies	0.0	*
Municipal Bond	0.0	*
Electronics	0.0	*

Engineering & Construction	0.0	*%
Real Estate	0.0	*
Trucking & Leasing	0.0	*
Cosmetics/Personal Care	0.0	*

	112.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(12.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$9,415,615	*	—	$—
Foreign exchange contracts	Due from/to broker-variation margin futures	3,552,342	*	Due from/to broker-variation margin futures	157,214	*
Foreign exchange contracts	Unaffiliated investments	1,132,012		Options written outstanding, at value	169,201
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	11,866,158		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,874,987
Interest rate contracts	Due from/to broker-variation margin futures	5,396,596	*	Due from/to broker-variation margin futures	11,702,596	*
Interest rate contracts	Due from/to broker-variation margin swaps	24,409,737	*	Due from/to broker-variation margin swaps	1,715,780	*
Interest rate contracts	Premiums paid for OTC swap agreements	56,562		—	—
Interest rate contracts	Unaffiliated investments	270,924		Options written outstanding, at value	807,941
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,189,685		—	—

		$58,289,631			$23,427,719

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(188,500)	$537,140	$—	$—	$12,476,242
Foreign exchange contracts	(3,438,021)	3,175,143	4,364,044	(27,142,098)	—
Interest rate contracts	(9,399,391)	29,305,693	132,113,460	—	(81,793,457)

Total	$(13,025,912)	$33,017,976	$136,477,504	$(27,142,098)	$(69,317,215)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$8,302,009
Foreign exchange contracts	(523,975)	132,305	(2,486,195)	4,838,669	—
Interest rate contracts	340,137	(925,466)	10,088,430	—	6,872,298

Total	$(183,838)	$(793,161)	$7,602,235	$4,838,669	$15,174,307

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$2,127,609	$157,126,204	$4,128,888,573	$2,747,892,168	$366,178,559

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$431,904,469	$1,303,157,568	$4,593,204

Credit Default Swap Agreements— Sell Protection(2)
$391,114,420

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$454,653,693	$(454,653,693)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$1,916,885	$(1,458,797)	$458,088	$(458,088)	$—
Citibank, N.A.	6,785,942	(2,853,946)	3,931,996	(3,931,996)	—
Goldman Sachs Bank USA	2,145,801	(2,031,257)	114,544	(114,544)	—
JPMorgan Chase Bank, N.A.	4,224,868	(1,181,366)	3,043,502	(3,043,502)	—
Morgan Stanley Capital Services LLC	—	(1,349,621)	(1,349,621)	—	(1,349,621)

	$15,073,496	$(8,874,987)	$6,198,509	$(7,548,130)	$(1,349,621)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $454,653,693:
Unaffiliated investments (cost $4,176,369,287)	$4,350,634,004
Affiliated investments (cost $494,819,636)	494,755,422
Foreign currency, at value (cost $57,003,664)	58,414,136
Cash	258,565
Deposit with broker for centrally cleared/exchange-traded derivatives	42,894,983
Dividends and interest receivable	24,675,416
Due from broker-variation margin futures	12,536,248
Unrealized appreciation on OTC forward foreign currency exchange contracts	11,866,158
Receivable for Portfolio shares sold	7,261,995
Receivable for investments sold	4,042,527
Unrealized appreciation on OTC swap agreements	2,189,685
Tax reclaim receivable	621,925
Premiums paid for OTC swap agreements	56,562
Prepaid expenses and other assets	411,846

Total Assets	5,010,619,472

LIABILITIES
Payable to broker for collateral for securities on loan	462,836,933
Payable for investments purchased	214,133,394
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,874,987
Cash segregated from counterparty—OTC	4,910,000
Payable for Portfolio shares purchased	4,000,067
Options written outstanding, at value (proceeds received $1,341,737)	977,142
Management fee payable	641,354
Payable to affiliate	621,925
Due to broker-variation margin swaps	569,920
Accrued expenses and other liabilities	517,021
Distribution fee payable	117,340
Trustees’ fees payable	5,640
Affiliated transfer agent fee payable	401

Total Liabilities	698,206,124

NET ASSETS	$4,312,413,348

Net assets were comprised of:
Partners’ Equity	$4,312,413,348

Net asset value and redemption price per share, $4,312,413,348 / 283,667,408 outstanding shares of beneficial interest	$15.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$116,292,416
Affiliated dividend income	1,221,658
Income from securities lending, net (including affiliated income of $679,463)	687,138

Total income	118,201,212

EXPENSES
Management fee	18,843,828
Distribution fee	9,321,740
Custodian and accounting fees	399,618
Trustees’ fees	57,721
Audit fee	56,162
Legal fees and expenses	38,983
Shareholders’ reports	8,480
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,060
Miscellaneous	99,349

Total expenses	28,832,941

NET INVESTMENT INCOME (LOSS)	89,368,271

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(259,263))	28,409,295
Futures transactions	136,477,504
Forward currency contract transactions	(27,142,098)
Options written transactions	33,017,976
Swap agreements transactions	(69,317,215)
Foreign currency transactions	(22,432,904)

79,012,558

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(70,326))	50,618,771
Futures	7,602,235
Forward currency contracts.	4,838,669
Options written	(793,161)
Swap agreements	15,174,307
Foreign currencies	313,181

77,754,002

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	156,766,560

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$246,134,831

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$89,368,271	$128,646,806
Net realized gain (loss) on investment and foreign currency transactions	79,012,558	113,451,750
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,754,002	227,905,850

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,134,831	470,004,406

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [138,066,886 and 42,121,245 shares, respectively]	1,958,499,320	550,926,038
Portfolio shares purchased [120,929,512 and 76,758,007 shares, respectively]	(1,639,441,492)	(1,043,344,493)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	319,057,828	(492,418,455)

CAPITAL CONTRIBUTIONS	—	3,173

TOTAL INCREASE (DECREASE)	565,192,659	(22,410,876)
NET ASSETS:
Beginning of year	3,747,220,689	3,769,631,565

End of year.	$4,312,413,348	$3,747,220,689

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.2%

CORPORATE BONDS — 42.1%
Brazil — 3.8%
Itau Unibanco Holding SA,
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)	1,030	$1,054,652
Petrobras Global Finance BV,
Gtd. Notes
5.299%	01/27/25		944	1,067,116
5.625%	05/20/43		800	909,456
6.850%	06/05/2115	(a)	1,985	2,474,239
7.375%	01/17/27		1,690	2,096,470
Suzano Austria GmbH,
Gtd. Notes
3.750%	01/15/31		200	212,480
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/21/36	(a)	379	555,798

				8,370,211

Chile — 1.6%
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes, 144A
4.700%	05/07/50	(a)	700	879,677
Enel Chile SA,
Sr. Unsec’d. Notes
4.875%	06/12/28		1,620	1,916,701
Sociedad Quimica y Minera de Chile SA,
Sr. Unsec’d. Notes, 144A
4.250%	05/07/29		200	230,137
4.250%	01/22/50		500	574,530

				3,601,045

China — 4.7%
China Overseas Finance Cayman V Ltd.,
Gtd. Notes, Series A
3.950%	11/15/22		640	668,326
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
4.125%	07/19/27		2,460	2,544,378
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes
4.750%	09/28/23		800	820,091
CRCC Yuxiang Ltd.,
Gtd. Notes
3.500%	05/16/23		500	523,497
Prosus NV,
Gtd. Notes, 144A
4.850%	07/06/27		560	643,608
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		1,060	1,101,796
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
2.750%	09/29/26	(a)	575	612,219
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
4.000%	09/13/47		720	846,546
Gtd. Notes, 144A
3.625%	04/12/27		860	944,398

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
China (cont’d.)
Three Gorges Finance I Cayman Islands Ltd.,
Gtd. Notes, 144A
2.150%	09/22/30		400	$393,742
3.150%	06/02/26		830	891,083
3.700%	06/10/25		400	436,411

				10,426,095

Colombia — 3.9%
Banco Bilbao Vizcaya Argentaria SA,
Sub. Notes, 144A
4.875%	04/21/25	(a)	490	531,422
Bancolombia SA,
Sr. Unsec’d. Notes
3.000%	01/29/25		760	790,537
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	05/28/45		870	1,051,777
6.875%	04/29/30		1,270	1,634,354
Grupo Energia Bogota SA ESP,
Sr. Unsec’d. Notes, 144A
4.875%	05/15/30	(a)	700	825,916
Millicom International Cellular SA,
Sr. Unsec’d. Notes
5.125%	01/15/28		600	637,058
Sr. Unsec’d. Notes, 144A
6.250%	03/25/29		400	451,582
Oleoducto Central SA,
Sr. Unsec’d. Notes, 144A
4.000%	07/14/27		1,730	1,880,044
Transportadora de Gas Internacional SA ESP,
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28	(a)	720	852,285

				8,654,975

India — 0.3%
REC Ltd.,
Sr. Unsec’d. Notes, 144A
4.750%	05/19/23		700	745,921

Indonesia — 4.6%
Hutama Karya Persero PT,
Gov’t. Gtd. Notes, 144A, MTN
3.750%	05/11/30		1,950	2,180,652
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
6.757%	11/15/48		2,510	3,426,426
Pertamina Persero PT,
Sr. Unsec’d. Notes
6.000%	05/03/42		1,490	1,915,122
Sr. Unsec’d. Notes, 144A
6.500%	05/27/41		200	270,439
Sr. Unsec’d. Notes, EMTN
4.175%	01/21/50		600	647,434
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49		690	790,562
Sr. Unsec’d. Notes, EMTN
5.250%	10/24/42		630	744,500

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Indonesia (cont’d.)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A, MTN
4.125%	05/15/27		200	$222,342

				10,197,477

Israel — 0.3%
Bank Leumi Le-Israel BM,
Sub. Notes, 144A
3.275%(ff)	01/29/31		560	579,270

Kazakhstan — 2.1%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
5.750%	04/19/47		680	911,651
6.375%	10/24/48		1,120	1,612,676
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47		750	1,005,498
KazTransGas JSC,
Gtd. Notes, 144A
4.375%	09/26/27		930	1,074,528

				4,604,353

Kuwait — 0.8%
Equate Petrochemical BV,
Gtd. Notes, EMTN
4.250%	11/03/26		1,540	1,717,648

Malaysia — 1.2%
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
4.800%	04/21/60		1,850	2,688,862

Mexico — 5.8%
Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A
7.625%(ff)	—	(rr)	1,520	1,722,026
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25		820	910,423
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand,
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25		630	723,642
BBVA Bancomer SA,
Sub. Notes, 144A
5.125%(ff)	01/18/33		600	647,486
Fresnillo PLC,
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50		2,120	2,327,355
Orbia Advance Corp. SAB de CV,
Gtd. Notes, 144A
5.875%	09/17/44		1,650	2,062,051
Petroleos Mexicanos,
Gtd. Notes
5.500%	06/27/44	(a)	938	804,455
6.500%	06/02/41	(a)	680	634,259
6.625%	06/15/35		1,845	1,824,141
7.690%	01/23/50		1,190	1,202,066

				12,857,904

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Morocco — 0.7%
OCP SA,
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		1,510	$1,643,967

Netherlands — 0.8%
VEON Holdings BV,
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27		1,710	1,760,917

Panama — 2.0%
Banco Nacional de Panama,
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30		2,290	2,294,140
Cable Onda SA,
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30	(a)	650	717,842
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49	(a)	633	790,728
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48		550	592,254

				4,394,964

Peru — 1.7%
Banco de Credito del Peru,
Sub. Notes, 144A, MTN
3.125%(ff)	07/01/30	(a)	530	544,616
Corp Financiera de Desarrollo SA,
Sub. Notes
5.250%(ff)	07/15/29		1,000	1,089,063
Kallpa Generacion SA,
Gtd. Notes, 144A
4.125%	08/16/27		400	432,640
Petroleos del Peru SA,
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32	(a)	900	1,040,400
Southern Copper Corp.,
Sr. Unsec’d. Notes
7.500%	07/27/35		380	578,420

				3,685,139

Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes
7.390%	12/02/24		352	440,657

Qatar — 0.5%
ABQ Finance Ltd.,
Gtd. Notes, EMTN
3.500%	02/22/22		1,100	1,126,218

Russia — 2.0%
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sub. Notes
8.500%	10/16/23		3,820	4,300,807

Singapore — 0.4%
United Overseas Bank Ltd.,
Sub. Notes, 144A, MTN
3.750%(ff)	04/15/29		760	813,927

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
South Africa — 0.9%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28			1,750	$1,945,988

Supranational Bank — 0.4%
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN
6.450%	12/13/22		IDR	11,384,100	841,527

Turkey — 1.2%
TC Ziraat Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/29/21			1,110	1,112,554
5.125%	05/03/22			380	382,394
Turk Telekomunikasyon A/S,
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25	(a)		1,090	1,202,008

					2,696,956

United Arab Emirates — 2.1%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes, 144A
4.600%	11/02/47			1,260	1,567,856
DAE Funding LLC,
Gtd. Notes, 144A
5.000%	08/01/24			940	973,577
DP World PLC,
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48			200	255,189
Sr. Unsec’d. Notes, EMTN
4.700%	09/30/49			1,090	1,259,932
MDGH - GMTN BV,
Gtd. Notes, GMTN
3.950%	05/21/50			490	588,434

					4,644,988

United Kingdom — 0.1%
HSBC Holdings PLC,
Jr. Sub. Notes
4.600%(ff)	—	(rr)		230	234,207

TOTAL CORPORATE BONDS (cost $87,886,598)					92,974,023

SOVEREIGN BONDS — 54.1%
Angola — 0.6%
Angolan Government International Bond,
Sr. Unsec’d. Notes
8.250%	05/09/28			1,030	989,393
Sr. Unsec’d. Notes, 144A
8.250%	05/09/28			400	384,230

					1,373,623

Argentina — 1.7%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30			271	110,017
0.125%(cc)	07/09/35			806	294,608
0.125%(cc)	01/09/38			2,870	1,175,620
1.000%	07/09/29			56	24,478

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentina (cont’d.)
Ciudad Autonoma de Buenos Aires,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27		800	$669,381
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24		890	364,900
Provincia de Cordoba,
Sr. Unsec’d. Notes
7.450%	09/01/24		650	399,024
Sr. Unsec’d. Notes, 144A
7.125%	06/10/21		830	548,405
7.450%	09/01/24		250	153,471

				3,739,904

Armenia — 0.2%
Republic of Armenia International Bond,
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29		520	524,434

Bahamas — 0.5%
Bahamas Government International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	01/16/24		1,100	1,094,508

Bahrain — 1.4%
Bahrain Government International Bond,
Sr. Unsec’d. Notes
5.625%	09/30/31		1,660	1,758,491
Sr. Unsec’d. Notes, 144A
7.500%	09/20/47		1,080	1,267,213

				3,025,704

Brazil — 0.7%
Brazil Notas do Tesouro Nacional,
Notes, Series NTNF
10.000%	01/01/25	BRL	2,920	649,957
10.000%	01/01/27	BRL	3,760	854,168

				1,504,125

China — 0.5%
Avi Funding Co. Ltd.,
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25		910	1,023,050

Colombia — 0.7%
Colombia Government International Bond,
Sr. Unsec’d. Notes
5.000%	06/15/45		1,215	1,485,392

Costa Rica — 0.3%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes, 144A
4.375%	04/30/25		700	653,298

Dominican Republic — 2.9%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
4.500%	01/30/30		900	980,450
5.500%	01/27/25		3,160	3,567,727
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		200	221,670

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Dominican Republic (cont’d.)
5.500%	01/27/25	340	$383,869
5.875%	01/30/60	200	220,352
6.000%	07/19/28	400	480,346
6.850%	01/27/45	450	548,684

			6,403,098

Ecuador — 0.9%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.608%(s)	07/31/30	64	30,197
0.500%(cc)	07/31/30	297	190,790
0.500%(cc)	07/31/35	3,017	1,645,948
0.500%(cc)	07/31/40	356	181,260

			2,048,195

Egypt — 2.4%
Egypt Government International Bond,
Sr. Unsec’d. Notes
6.588%	02/21/28	1,480	1,625,988
Sr. Unsec’d. Notes, 144A
6.875%	04/30/40	290	298,397
7.625%	05/29/32	2,330	2,642,104
8.875%	05/29/50	600	704,588

			5,271,077

El Salvador — 0.5%
El Salvador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27	780	738,947
7.125%	01/20/50	320	285,364

			1,024,311

Ethiopia — 0.3%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24	600	610,657

Ghana — 1.4%
Ghana Government International Bond,
Bank Gtd. Notes
10.750%	10/14/30	900	1,206,500
Sr. Unsec’d. Notes, 144A
6.375%	02/11/27	950	988,232
7.625%	05/16/29	900	958,107

			3,152,839

Guatemala — 0.2%
Guatemala Government Bond,
Sr. Unsec’d. Notes, 144A
5.375%	04/24/32	350	426,711

Indonesia — 3.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
4.450%	04/15/70	1,900	2,335,718
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45	1,880	2,429,810
Sr. Unsec’d. Notes, EMTN
5.250%	01/17/42	971	1,257,422

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indonesia (cont’d.)
Indonesia Treasury Bond,
Bonds, Series 068
8.375%	03/15/34		IDR	8,078,000	$669,128
Bonds, Series 072
8.250%	05/15/36		IDR	6,981,000	580,257
Bonds, Series 079
8.375%	04/15/39		IDR	4,037,000	339,566
Bonds, Series 082
7.000%	09/15/30		IDR	2,215,000	169,848

					7,781,749

Israel — 0.8%
Israel Government International Bond,
Sr. Unsec’d. Notes
3.875%	07/03/50			560	673,990
4.500%	04/03/2120			900	1,192,338

					1,866,328

Ivory Coast — 1.4%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes
5.750%	12/31/32			283	284,544
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32		EUR	1,590	1,994,636
6.125%	06/15/33			690	777,606

					3,056,786

Jamaica — 1.2%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28	(a)		1,230	1,500,191
7.875%	07/28/45			850	1,217,264

					2,717,455

Jordan — 0.6%
Jordan Government International Bond,
Sr. Unsec’d. Notes
5.850%	07/07/30			250	276,476
7.375%	10/10/47			200	233,491
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47			680	793,868

					1,303,835

Kenya — 0.8%
Kenya Government International Bond,
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28			770	863,957
8.000%	05/22/32	(a)		800	932,999

					1,796,956

Mexico — 3.7%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	21,660	1,281,827
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.900%	04/27/25			950	1,069,464

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Mexico (cont’d.)
4.600%	01/23/46		5,070	$5,936,164

				8,287,455

Morocco — 0.3%
Morocco Government International Bond,
Sr. Unsec’d. Notes, 144A
4.000%	12/15/50		750	773,958

Nigeria — 1.2%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
7.875%	02/16/32		700	770,186
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		400	431,463
7.625%	11/21/25		490	563,013
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		500	539,450
7.625%	11/28/47		310	326,845

				2,630,957

Oman — 1.4%
Oman Government International Bond,
Sr. Unsec’d. Notes
6.750%	01/17/48		600	594,797
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28		1,020	1,040,148
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29		1,480	1,530,153

				3,165,098

Panama — 1.7%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.870%	07/23/60	(a)	1,110	1,309,274
4.500%	04/01/56		1,900	2,452,932

				3,762,206

Paraguay — 0.6%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31		700	846,032
5.400%	03/30/50		400	506,325

				1,352,357

Peru — 2.7%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
1.862%	12/01/32		1,000	1,011,854
2.392%	01/23/26		1,880	2,005,986
2.783%	01/23/31		1,920	2,111,103
5.625%	11/18/50	(a)	270	424,308
6.550%	03/14/37		260	394,837

				5,948,088

Philippines — 1.2%
Philippine Government International Bond,
Sr. Unsec’d. Notes
2.950%	05/05/45		200	211,350

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Philippines (cont’d.)
3.700%	03/01/41	(a)		840	$971,812
3.700%	02/02/42			1,180	1,369,288

					2,552,450

Qatar — 3.8%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A
3.400%	04/16/25			2,700	2,981,201
4.400%	04/16/50			2,800	3,656,081
4.817%	03/14/49			980	1,337,625
5.103%	04/23/48			330	463,918

					8,438,825

Romania — 0.3%
Romanian Government International Bond,
Sr. Unsec’d. Notes
3.000%	02/14/31			520	557,640

Russia — 3.6%
Russian Federal Bond—OFZ,
Bonds, Series 6209
7.600%	07/20/22		RUB	19,820	281,292
Bonds, Series 6212
7.050%	01/19/28		RUB	197,246	2,879,470
Bonds, Series 6230
7.700%	03/16/39		RUB	100,660	1,554,926
Russian Foreign Bond—Eurobond,
Sr. Unsec’d. Notes
5.625%	04/04/42			2,400	3,340,097

					8,055,785

Saudi Arabia — 1.0%
Saudi Government International Bond,
Sr. Unsec’d. Notes, EMTN
4.625%	10/04/47			1,810	2,240,307

Senegal — 1.0%
Senegal Government International Bond,
Sr. Unsec’d. Notes
6.250%	07/30/24			840	925,721
Unsec’d. Notes, 144A
6.250%	05/23/33			1,190	1,336,716

					2,262,437

South Africa — 0.2%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.750%	09/30/49			400	401,617

Sri Lanka — 0.2%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
6.200%	05/11/27			220	125,432
Sr. Unsec’d. Notes, 144A
6.200%	05/11/27			510	290,775

					416,207

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Turkey — 1.6%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.250%	04/14/26			2,070	$2,050,216
4.875%	04/16/43			1,000	876,556
5.750%	05/11/47			550	523,669

					3,450,441

Ukraine — 2.3%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
7.375%	09/25/32			500	550,147
7.750%	09/01/25			1,000	1,120,343
8.994%	02/01/24			300	339,803
9.750%	11/01/28			740	911,224
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	460	536,428
7.253%	03/15/33			1,570	1,715,676

					5,173,621

United Arab Emirates — 2.6%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49			1,100	1,179,573
4.125%	10/11/47			420	528,479
Sr. Unsec’d. Notes, 144A, MTN
2.500%	04/16/25			400	427,593
2.700%	09/02/70			400	374,684
3.125%	04/16/30			1,094	1,235,698
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50	(a)		1,390	1,420,117
Sr. Unsec’d. Notes, MTN
4.000%	07/28/50			500	510,834

					5,676,978

Uruguay — 1.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31			1,180	1,449,047
4.975%	04/20/55			100	138,906
5.100%	06/18/50	(a)		769	1,077,299

					2,665,252

TOTAL SOVEREIGN BONDS (cost $114,597,169)					119,695,714

TOTAL LONG-TERM INVESTMENTS (cost $202,483,767)					212,669,737

SHORT-TERM INVESTMENTS — 9.6%
AFFILIATED MUTUAL FUNDS — 9.1%		Shares		Value
PGIM Core Ultra Short Bond Fund(w)			5,192,702	$5,192,702
PGIM Institutional Money Market Fund (cost $14,930,517; includes $14,928,050 of cash collateral for securities on loan)(b)(w)			14,937,090	14,929,621

TOTAL AFFILIATED MUTUAL FUNDS (cost $20,123,219)				20,122,323

FOREIGN TREASURY OBLIGATION(n) — 0.5%		Principal Amount (000)#
Brazil
Brazil Letras do Tesouro Nacional
6.323%	01/01/24	BRL	6,075	1,001,503

(cost $934,026)

OPTIONS PURCHASED*~ — 0.0%
(cost $64,818)				86,824

TOTAL SHORT-TERM INVESTMENTS (cost $21,122,063)				21,210,650

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.8% (cost $223,605,830)				233,880,387

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $69,303)				(49,878)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.8% (cost $223,536,527)				233,830,509
Liabilities in excess of other assets(z) — (5.8)%				(12,779,744)

NET ASSETS — 100.0%				$221,050,765

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,661,137; cash collateral of $14,928,050 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchased date.
(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Put	JPMorgan Chase Bank, N.A.	11/13/21	6.55	—	2,670	$43,617
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	03/05/21	13,800.00	—	2,180	20,731
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	03/06/21	19.40	—	2,190	22,476

Total Options Purchased (cost $64,818)							$86,824

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	11/13/21	7.11	—	2,670	$(19,412)
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	03/05/21	14,800.00	—	2,180	(6,779)
Currency Option USD vs MXN	Call	Goldman Sachs Bank USA	03/06/21	21.00	—	2,190	(23,687)

Total Options Written (premiums received $69,303)							$(49,878)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
7	10 Year U.S. Treasury Notes	Mar. 2021	$966,547	$1,410

Short Position:
35	20 Year U.S. Treasury Bonds	Mar. 2021	6,061,562	54,721

				$56,131

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Chinese Renminbi,
Expiring 03/15/21	JPMorgan Chase Bank, N.A.	CNH	4,841	$730,697	$740,802	$10,105	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/15/21	Bank of America, N.A.	BRL	4,452	$861,692	$857,100	$4,592	$—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	BRL	3,641	651,726	700,963	—	(49,237)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	BRL	3,346	611,309	644,170	—	(32,861)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	BRL	1,600	296,934	308,031	—	(11,097)
Euro,
Expiring 03/15/21	Goldman Sachs Bank USA	EUR	1,157	1,402,891	1,415,261	—	(12,370)
Indonesian Rupiah,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	IDR	19,527,565	1,311,543	1,402,120	—	(90,577)
Mexican Peso,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	15,369	709,459	770,988	—	(61,529)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	3,492	173,074	175,177	—	(2,103)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	2,555	123,044	128,172	—	(5,128)
Russian Ruble,
Expiring 03/15/21	Bank of America, N.A.	RUB	171,416	2,318,821	2,297,148	21,673	—
Saudi Arabian Riyal,
Expiring 03/15/21	Bank of America, N.A.	SAR	20,924	5,577,577	5,578,841	—	(1,264)
Expiring 03/15/21	Bank of America, N.A.	SAR	6,537	1,739,373	1,742,851	—	(3,478)
Expiring 03/15/21	Goldman Sachs Bank USA	SAR	5,191	1,382,865	1,384,045	—	(1,180)

				$17,160,308	$17,404,867	26,265	(270,824)

						$36,370	$(270,824)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Republic of Chile	12/20/24	1.000	%(Q)	950	$24,941	$(26,346)	$(51,287)
State of Qatar	12/20/24	1.000	%(Q)	950	25,637	(28,070)	(53,707)

					$50,578	$(54,416)	$(104,994)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$240,018	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds
Brazil	$—	$8,370,211	$—
Chile	—	3,601,045	—
China	—	10,426,095	—
Colombia	—	8,654,975	—
India	—	745,921	—
Indonesia	—	10,197,477	—
Israel	—	579,270	—
Kazakhstan	—	4,604,353	—
Kuwait	—	1,717,648	—
Malaysia	—	2,688,862	—
Mexico	—	12,857,904	—
Morocco	—	1,643,967	—
Netherlands	—	1,760,917	—
Panama	—	4,394,964	—
Peru	—	3,685,139	—
Philippines	—	440,657	—
Qatar	—	1,126,218	—
Russia	—	4,300,807	—
Singapore	—	813,927	—
South Africa	—	1,945,988	—
Supranational Bank	—	841,527	—
Turkey	—	2,696,956	—
United Arab Emirates	—	4,644,988	—
United Kingdom	—	234,207	—
Sovereign Bonds
Angola	—	1,373,623	—
Argentina	—	3,739,904	—
Armenia	—	524,434	—
Bahamas	—	1,094,508	—
Bahrain	—	3,025,704	—
Brazil.	—	1,504,125	—
China	—	1,023,050	—
Colombia	—	1,485,392	—
Costa Rica	—	653,298	—
Dominican Republic	—	6,403,098	—
Ecuador	—	2,048,195	—

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Egypt	$—	$5,271,077	$—
El Salvador	—	1,024,311	—
Ethiopia	—	610,657	—
Ghana	—	3,152,839	—
Guatemala	—	426,711	—
Indonesia	—	7,781,749	—
Israel	—	1,866,328	—
Ivory Coast	—	3,056,786	—
Jamaica	—	2,717,455	—
Jordan	—	1,303,835	—
Kenya	—	1,796,956	—
Mexico	—	8,287,455	—
Morocco	—	773,958	—
Nigeria	—	2,630,957	—
Oman	—	3,165,098	—
Panama	—	3,762,206	—
Paraguay	—	1,352,357	—
Peru	—	5,948,088	—
Philippines	—	2,552,450	—
Qatar	—	8,438,825	—
Romania	—	557,640	—
Russia	—	8,055,785	—
Saudi Arabia	—	2,240,307	—
Senegal	—	2,262,437	—
South Africa	—	401,617	—
Sri Lanka	—	416,207	—
Turkey	—	3,450,441	—
Ukraine	—	5,173,621	—
United Arab Emirates	—	5,676,978	—
Uruguay	—	2,665,252	—
Affiliated Mutual Funds	20,122,323	—	—
Foreign Treasury Obligation
Brazil	—	1,001,503	—
Options Purchased	—	86,824	—

Total	$20,122,323	$213,758,064	$—

Liabilities
Options Written	$—	$(49,878)	$—

Other Financial Instruments*
Assets
Futures Contracts	$56,131	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	36,370	—

Total	$56,131	$36,370	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(270,824)	$—
Centrally Cleared Credit Default Swap Agreements	—	(104,994)	—

Total	$—	$(375,818)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows:

Mexico	9.5%
United States (including 6.8% of collateral for securities on loan)	9.1
Indonesia	8.1
Russia	5.6
China	5.2
Brazil	5.0
United Arab Emirates	4.7
Colombia	4.6
Peru	4.4
Qatar	4.3
Panama	3.7
Dominican Republic	2.9
Turkey	2.8
Egypt	2.4
Ukraine	2.3
Kazakhstan	2.1
Argentina	1.7
Chile	1.6
Oman	1.4
Ghana	1.4
Ivory Coast	1.4
Bahrain	1.4
Philippines	1.4
Jamaica	1.2
Malaysia	1.2
Uruguay	1.2
Nigeria	1.2
Israel	1.1
South Africa	1.1

Morocco	1.0%
Senegal	1.0
Saudi Arabia	1.0
Ecuador	0.9
Kenya	0.8
Netherlands	0.8
Kuwait	0.8
Angola	0.6
Paraguay	0.6
Jordan	0.6
Bahamas	0.5
El Salvador	0.5
Supranational Bank	0.4
Singapore	0.4
India	0.3
Costa Rica	0.3
Ethiopia	0.3
Romania	0.3
Armenia	0.2
Guatemala	0.2
Sri Lanka	0.2
United Kingdom	0.1
Options Purchased	0.0 *

105.8
Options Written	0.0 *
Liabilities in excess of other assets	(5.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$104,994	*
Foreign exchange contracts	Unaffiliated investments	86,824		Options written outstanding, at value	49,878
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	36,370		Unrealized depreciation on OTC forward foreign currency exchange contracts	270,824
Interest rate contracts	Due from/to broker-variation margin futures	56,131	*	—	—

		$179,325			$425,696

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(24,725)
Foreign exchange contracts	(61,120)	63,280	—	(116,095)	—
Interest rate contracts	—	—	189,836	—	—

Total	$(61,120)	$63,280	$189,836	$(116,095)	$(24,725)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(104,994)
Foreign exchange contracts	42,070	(19,518)	—	(130,499)	—
Interest rate contracts	—	—	71,239	—	—

Total	$42,070	$(19,518)	$71,239	$(130,499)	$(104,994)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$27,463	$3,097,349	$1,277,978	$1,564,875	$1,498,901

Forward Foreign Currency Exchange Contracts—Sold(3)	Credit Default Swap Agreements— Buy Protection(2)
$9,552,492	$1,520,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$14,661,137	$(14,661,137)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$26,265	$(4,742)	$21,523	$(21,523)	$—
Goldman Sachs Bank USA	22,476	(37,237)	(14,761)	—	(14,761)
JPMorgan Chase Bank, N.A.	74,453	(278,723)	(204,270)	140,000	(64,270)

	$123,194	$(320,702)	$(197,508)	$118,477	$(79,031)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2020
ASSETS
Investments at value, including securities on loan of $14,661,137:
Unaffiliated investments (cost $203,482,611)	$213,758,064
Affiliated investments (cost $20,123,219)	20,122,323
Cash segregated for counterparty—OTC	140,000
Foreign currency, at value (cost $128,380)	130,738
Dividends and interest receivable	2,640,424
Deposit with broker for centrally cleared/exchange-traded derivatives	240,018
Receivable for investments sold	49,222
Unrealized appreciation on OTC forward foreign currency exchange contracts	36,370
Receivable for Portfolio shares sold	3,678
Prepaid expenses	2,914

Total Assets	237,123,751

LIABILITIES
Payable to broker for collateral for securities on loan	14,928,050
Payable for investments purchased	595,785
Unrealized depreciation on OTC forward foreign currency exchange contracts	270,824
Accrued expenses and other liabilities	141,060
Management fee payable	68,147
Options written outstanding, at value (proceeds received $69,303)	49,878
Due to broker-variation margin futures	11,266
Distribution fee payable	6,027
Trustees’ fees payable	1,081
Affiliated transfer agent fee payable	401
Due to broker-variation margin swaps	377
Payable for Portfolio shares purchased	90

Total Liabilities	16,072,986

NET ASSETS	$221,050,765

Net assets were comprised of:
Partners’ Equity	$221,050,765

Net asset value and redemption price per share, $221,050,765 / 16,840,281 outstanding shares of beneficial interest	$13.13

STATEMENT OF OPERATIONS Year Ended December 31, 2020
NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $16,056 foreign withholding tax, of which $8,013 is reimbursable by an affiliate)	$5,078,884
Affiliated dividend income	41,554
Income from securities lending, net (including affiliated income of $13,867)	15,854

Total income	5,136,292

EXPENSES
Management fee	741,318
Distribution fee	271,545
Custodian and accounting fees	54,412
Audit fee	46,862
Legal fees and expenses	24,572
Trustees’ fees	11,180
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Shareholders’ reports	6,243
Miscellaneous	16,184

Total expenses	1,179,374
Less: Fee waiver and/or expense reimbursement	(17,160)

Net expenses	1,162,214

NET INVESTMENT INCOME (LOSS)	3,974,078

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(13,235))	(2,981,543)
Futures transactions	189,836
Forward currency contract transactions	(116,095)
Options written transactions	63,280
Swap agreements transactions	(24,725)
Foreign currency transactions	(766,710)

(3,635,957)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,372))	8,359,805
Futures	71,239
Forward currency contracts	(130,499)
Options written	(19,518)
Swap agreements	(104,994)
Foreign currencies	12,664

8,188,697

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	4,552,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,526,818

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,974,078	$5,305,629
Net realized gain (loss) on investment and foreign currency transactions	(3,635,957)	(156,217)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,188,697	6,937,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,526,818	12,086,488

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,350,893 and 14,637,902 shares, respectively]	166,753,510	165,495,108
Portfolio shares purchased [2,369,561 and 13,514,840 shares, respectively]	(25,825,746)	(156,371,056)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	140,927,764	9,124,052

TOTAL INCREASE (DECREASE)	149,454,582	21,210,540
NET ASSETS:
Beginning of year	71,596,183	50,385,643

End of year	$221,050,765	$71,596,183

SEE NOTES TO FINANCIAL STATEMENTS.

A236

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 19 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Global Realty Portfolio and AST Western Asset Emerging Markets Debt Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)

AST Bond Portfolio 2021

(“Bond Portfolio 2021”)

AST Bond Portfolio 2022

(“Bond Portfolio 2022”)

AST Bond Portfolio 2023

(“Bond Portfolio 2023”)

AST Bond Portfolio 2024

(“Bond Portfolio 2024”)

AST Bond Portfolio 2025

(“Bond Portfolio 2025”)

AST Bond Portfolio 2026

(“Bond Portfolio 2026”)

AST Bond Portfolio 2027

(“Bond Portfolio 2027”)

AST Bond Portfolio 2028

(“Bond Portfolio 2028”)

AST Bond Portfolio 2029

(“Bond Portfolio 2029”)

AST Bond Portfolio 2030

(“Bond Portfolio 2030”)

AST Bond Portfolio 2031

(“Bond Portfolio 2031”)

	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited (effective April 27, 2020)

AST Cohen & Steers Global Realty Portfolio (“Cohen & Steers Global Realty”)	Capital appreciation and income.	Cohen & Steers Capital Management, Inc. / Cohen & Steers Asia Limited / Cohen & Steers UK Limited

AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM Fixed Income (a business unit of PGIM, Inc.) / J.P. Morgan Investment Management, Inc.

B1

Portfolio	Objective(s)	Subadviser(s)
AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited (effective April 27, 2020)

AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PGIM Fixed Income (a business unit of PGIM, Inc.)

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	QMA LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA (a wholly- owned subsidiary of PGIM, Inc.)

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company, LLC / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company, LLC / Western Asset Management Company Limited

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either

B2

not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate

B3

(including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net

B4

value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in “Due from broker-variation margin futures” in the Statement of Assets and Liabilities.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to

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the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The cash amounts pledged for securities sold short are considered restricted cash and are included in deposit with broker for securities sold short in the Statement of Assets and Liabilities.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

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As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the

B7

payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment

B8

on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

B9

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Bond Portfolio 2021*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.30%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.11%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.04%
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.09%
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.41%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	— #
Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	— #
Bond Portfolio 2030*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2031*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%

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	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Cohen & Steers Global Realty	0.8325% first $ 300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.78%
High Yield	0.5825% first $ 300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.58%
Investment Grade Bond*	0.4925% first $ 500 million; 0.4725% on next $4.5 billion; 0.4625% on next $ 5 billion; 0.4525% in excess of $10 billion	0.45%
Prudential Core Bond	0.5325% first $ 300 million; 0.5225% on next $ 200 million; 0.4875% on next $ 250 million; 0.4775% on next $ 250 million; 0.4525% on next $ 2.25 billion; 0.4425% on next $ 2.75 billion; 0.4125% on next $ 4 billion; 0.3925% in excess of $10 billion	0.46%
QMA US Equity Alpha	0.8325% first $ 300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.83%
Quantitative Modeling(1)	0.25%	0.25%
Western Asset Core Plus Bond	0.5325% first $ 300 million; 0.5225% on next $ 200 million; 0.5125% on next $ 250 million; 0.5025% on next $2.5 billion; 0.4925% on next $ 2.75 billion; 0.4625% on next $ 4 billion; 0.4425% in excess of $10 billion	0.51%
Western Asset Emerging Markets Debt	0.6825% first $ 300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.67%

Portfolio	Fee Waivers and/or Expense Limitations

Bond Portfolio 2021, Bond Portfolio 2022,
Bond Portfolio 2023, Bond Portfolio 2024,
Bond Portfolio 2025, Bond Portfolio 2026,
Bond Portfolio 2027, Bond Portfolio 2028,
Bond Portfolio 2029, Bond Portfolio 2030 and
Bond Portfolio 2031

contractually limit expenses to 0.93% through June 30, 2021

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Portfolio	Fee Waivers and/or Expense Limitations
Cohen & Steers Global Realty	contractually waive 0.051% through June 30, 2021
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2021(a)
Western Asset Emerging Markets Debt	contractually limit expenses to 1.07% through June 30, 2021

*

Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031 and Investment Grade Bond.

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.
(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective gross management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

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PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $ 300 million	0.25% (no waiver)
Over $ 300 million up to and including $ 500 million	0.23%
Over $ 500 million up to and including $ 750 million	0.22%
Over $ 750 million	0.21%

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2020, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Cohen & Steers Global Realty	$53,632

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc., PGIM Limited and QMA are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance

B13

issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
Bond Portfolio 2030	$—	$9,712,670	$504,918
Bond Portfolio 2031	9,712,670	—	—
Investment Grade Bond	1,613,667,840	2,288,895,072	362,900,577
Prudential Core Bond	89,590,864	156,793,794	(17,917,550)

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Bond Portfolio 2028	$135,042
Cohen & Steers Global Realty	132
High Yield	48
Prudential Core Bond	155
QMA US Equity Alpha	1,328
Western Asset Core Plus Bond	2,424

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences

B14

(i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Cohen & Steers Global Realty	$59,637
Western Asset Emerging Markets Debt	8,013

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Cohen & Steers Global Realty	$59,254
Prudential Core Bond	2,328

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Cohen & Steers Global Realty	$8,009
Western Asset Core Plus Bond	749

B15

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, securities sold short and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2021	$39,688,446	$18,726,195
Bond Portfolio 2022	8,638,867	11,869,646
Bond Portfolio 2023	4,904,636	6,783,008
Bond Portfolio 2024	5,564,804	19,484,857
Bond Portfolio 2025	13,239,527	40,339,619
Bond Portfolio 2026	27,828,184	87,724,416
Bond Portfolio 2027	28,830,825	80,618,128
Bond Portfolio 2028	1,364,882	19,571,447
Bond Portfolio 2029	2,865,893	30,043,991
Bond Portfolio 2030	233,130,165	121,352,500
Bond Portfolio 2031	106,516,222	13,058,459
Cohen & Steers Global Realty	316,278,061	349,953,866
High Yield	630,783,824	415,458,600
Investment Grade Bond	20,598,740,797	22,914,100,884
Prudential Core Bond	3,045,046,176	3,486,944,443
QMA US Equity Alpha	786,250,584	1,122,501,177
Quantitative Modeling	2,029,738,883	2,193,001,809
Western Asset Core Plus Bond	7,871,179,033	8,134,563,860
Western Asset Emerging Markets Debt	223,739,884	81,167,146

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

Bond Portfolio 2021

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$9,750,041	$8,622,355	$5,000,000	$84,123	$(32,573)	$13,423,946	1,455,959	$122,356

PGIM Core Ultra Short Bond Fund*
52,614	140,159,323	130,740,981	—	—	9,470,956	9,470,956	41,559

PGIM Institutional Money Market Fund*
1,192,472	74,528,362	71,316,129	754	4,947	4,410,406	4,412,612	19,770	**

$10,995,127	$223,310,040	$207,057,110	$84,877	$(27,626)	$27,305,308		$183,685

B16

Bond Portfolio 2022

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$—	$3,005,185	$—	$2,177	$—	$3,007,362	326,178	$5,186

PGIM Core Ultra Short Bond Fund*
880,069	25,456,706	26,206,406	—	—	130,369	130,369	5,671

PGIM Institutional Money Market Fund*
908,183	29,399,148	30,311,207	(71)	3,947	—	—	6,732	**

$1,788,252	$57,861,039	$56,517,613	$2,106	$3,947	$3,137,731		$17,589

Bond Portfolio 2023

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$133,436	$23,417,108	$22,259,001	$—	$—	$1,291,543	1,291,543	$5,352

PGIM Institutional Money Market Fund*
304,756	10,430,969	10,739,108	—	3,383	—	—	1,805	**

$438,192	$33,848,077	$32,998,109	$—	$3,383	$1,291,543		$7,157

Bond Portfolio 2024

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$238	$58,769,050	$58,730,925	$—	$—	$38,363	38,363	$12,196

PGIM Institutional Money Market Fund*
120,304	11,898,327	11,916,302	(34)	5,169	107,464	107,518	2,588	**

$120,542	$70,667,377	$70,647,227	$(34)	$5,169	$145,827		$14,784

Bond Portfolio 2025

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$443,403	$81,983,673	$81,831,667	$—	$—	$595,409	595,409	$15,064

B17

Bond Portfolio 2026

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$2,614,584	$9,775,740	$8,500,000	$28,462	$2,258	$3,921,044	425,276	$75,740

PGIM Core Ultra Short Bond Fund*
4,513,090	80,611,824	84,974,677	—	—	150,237	150,237	13,760

PGIM Institutional Money Market Fund*
2,882,120	48,338,242	49,402,806	154	6,941	1,824,651	1,825,563	7,090	**

$10,009,794	$138,725,806	$142,877,483	$28,616	$9,199	$5,895,932		$96,590

Bond Portfolio 2027

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$5,827,949	$8,043,520	$8,832,019	$39,938	$(67,450)	$5,011,938	543,594	$43,520

PGIM Core Ultra Short Bond Fund*
123,880	111,809,447	103,417,554	—	—	8,515,773	8,515,773	45,309

PGIM Institutional Money Market Fund*
2,352,870	39,161,051	40,076,482	(305)	3,856	1,440,990	1,441,711	5,888	**

$8,304,699	$159,014,018	$152,326,055	$39,633	$(63,594)	$14,968,701		$94,717

Bond Portfolio 2028

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$948,139	$8,098,196	$8,621,031	$—	$—	$425,304	425,304	$7,797

PGIM Institutional Money Market Fund*
662,465	594,364	1,257,047	(67)	285	—	—	273	**

$1,610,604	$8,692,560	$9,878,078	$(67)	$285	$425,304		$8,070

Bond Portfolio 2029

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$349	$7,574,981	$7,076,416	$—	$—	$498,914	498,914	$1,835

PGIM Institutional Money Market Fund*
192,324	484,812	677,023	(8)	(105)	—	—	239	**

$192,673	$8,059,793	$7,753,439	$(8)	$(105)	$498,914		$2,074

B18

Bond Portfolio 2030

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$—	$27,042,352	$13,500,000	$98,832	$32,972	$13,674,156	1,483,097	$204,129

PGIM Core Ultra Short Bond Fund*
879,257	470,640,305	471,091,377	—	—	428,185	428,185	199,657

PGIM Institutional Money Market Fund*
125,764	276,137,829	274,780,339	3,768	48,022	1,535,044	1,535,812	80,993	**

$1,005,021	$773,820,486	$759,371,716	$102,600	$80,994	$15,637,385		$484,779

Bond Portfolio 2031

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$ —	$13,040,267	$—	$15,770	$—	$13,056,037	1,416,056	$46,804

PGIM Core Ultra Short Bond Fund*
—	209,821,124	209,338,395	—	—	482,729	482,729	48,743

$ —	$222,861,391	$209,338,395	$15,770	$—	$13,538,766		$95,547

Cohen & Steers Global Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,014,053	$183,523,261	$182,047,207	$—	$—	$6,490,107	6,490,107	$40,751

PGIM Institutional Money Market Fund*
32,258,051	160,651,368	178,913,134	(992)	(43,239)	13,952,054	13,959,034	49,665	**

$37,272,104	$344,174,629	$360,960,341	$(992)	$(43,239)	$20,442,161		$90,416

High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$29,527,064	$634,827,042	$638,375,883	$—	$—	$25,978,223	25,978,223	$215,374
PGIM Institutional Money Market Fund*
128,893,781	460,171,620	446,069,559	(26,596)	(218,468)	142,750,778	142,822,189	239,786	**

$158,420,845	$1,094,998,662	$1,084,445,442	$(26,596)	$(218,468)	$168,729,001		$455,160

B19

Investment Grade Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Prudential Core Bond Portfolio*
$—	$85,000,000	$90,984,000	$—	$5,984,000	$—	—	$—
PGIM Absolute Return Bond Fund (Class R6)*
—	46,453,630	5,221	7,430,600	(5)	53,879,004	5,831,061	1,448,779
PGIM Core Short-Term Bond Fund*
—	899,464,474	903,137,114	—	3,672,640	—	—	3,460,170
PGIM Core Ultra Short Bond Fund*
11,067	30,620,235,976	30,582,584,563	—	—	37,662,480	37,662,480	4,685,411
PGIM Global Total Return Fund (Class R6)*
—	86,730,918	101,147,717	—	14,416,799	—	—	1,787,562
PGIM Institutional Money Market Fund*
131,991,799	10,149,815,237	10,216,651,828	143,810	7,410,576	72,709,594	72,745,966	2,989,011	**
PGIM Total Return Bond Fund (Class R6)*
—	1,405,828,451	1,500,788,221	—	94,959,770	—	—	5,828,451

$132,002,866	$43,293,528,686	$43,395,298,664	$7,574,410	$126,443,780	$164,251,078		$20,199,384

Prudential Core Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$34,507,733	$2,314,676,165	$2,175,574,034	$—	$—	$173,609,864	173,609,864	$649,137

PGIM Institutional Money Market Fund*
93,452,361	1,233,120,867	1,290,552,402	52,793	24,439	36,098,058	36,116,116	488,658	**

$127,960,094	$3,547,797,032	$3,466,126,436	$52,793	$24,439	$209,707,922		$1,137,795

QMA US Equity Alpha

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$8,969,501	$358,227,512	$354,439,547	$—	$—	$12,757,466	12,757,466	$104,699

Quantitative Modeling

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$30,153,775	$22,811,620	$52,621,122	$(1,655,589)	$1,311,316	$—	—	$—

AST AQR Emerging Markets Equity Portfolio*
2,017,881	905,412	2,376,536	(130,077)	(416,680)	—	—	—

AST AQR Large Cap Core Portfolio*
123,917,365	33,923,255	136,838,600	(20,702,270)	(299,750)	—	—	—

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST BlackRock/Loomis Sayles Bond Portfolio*
$27,180,039	$21,069,773	$24,672,301	$(666,485)	$2,400,702	$25,311,728	1,592,934	$—

AST ClearBridge Dividend Growth Portfolio*
124,291,080	116,899,997	156,056,579	(8,868,087)	5,272,609	81,539,020	3,539,020	—

AST Emerging Markets Equity Portfolio*
1,089,087	10,115,570	1,478,024	1,707,391	(187,147)	11,246,877	1,097,256	—

AST Global Bond Portfolio*
75,322,102	128,017,582	99,007,981	(1,097,789)	6,425,596	109,659,510	8,900,934	—

AST Goldman Sachs Global Income Portfolio*
15,076,893	33,508,088	48,834,733	(1,120,413)	1,370,165	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*
16,626,875	642,927	5,857,843	(1,832,645)	(1,550,465)	8,028,849	313,138	—

AST High Yield Portfolio*
1,402,377	7,186,101	1,631,889	300,791	(28,999)	7,228,381	618,868	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
38,731,285	63,610,942	30,251,899	8,824,981	(5,730,613)	75,184,696	2,266,647	—

AST International Growth Portfolio*
76,126,746	42,747,740	58,093,232	8,595,418	4,578,621	73,955,293	2,743,149	—

AST International Value Portfolio*
75,710,481	49,180,564	47,370,951	8,378,592	(10,691,288)	75,207,398	3,525,898	—

AST Investment Grade Bond Portfolio*
—	833,875,928	880,311,271	—	46,435,343	—	—	—

AST Jennison Large-Cap Growth Portfolio*
45,091,404	43,938,339	46,520,818	7,946,291	10,135,681	60,590,897	971,008	—

AST Large-Cap Core Portfolio*
123,855,988	162,677,656	106,787,315	22,309,928	2,542,320	204,598,577	8,514,298	—

AST Loomis Sayles Large-Cap Growth Portfolio*
78,739,788	49,172,332	71,195,826	858,544	12,927,506	70,502,344	838,715	—

AST MFS Growth Portfolio*
44,996,469	45,651,378	40,555,934	1,179,856	9,274,885	60,546,654	1,390,598	—

AST MFS Large-Cap Value Portfolio*
90,574,102	76,618,364	68,483,353	2,277,726	(544,991)	100,441,848	4,138,519	—

AST Mid-Cap Growth Portfolio*
6,937,783	6,140,490	6,512,767	1,001,276	763,566	8,330,348	526,238	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
3,327,966	3,103,548	2,606,848	855,759	(752,642)	3,927,783	113,290	—

AST PIMCO Dynamic Bond Portfolio*
6,066,038	4,561,365	10,489,714	(234,520)	96,831	—	—	—

AST Prudential Core Bond Portfolio*
105,707,420	81,348,841	102,666,359	(1,318,935)	7,043,306	90,114,273	6,346,076	—

AST QMA International Core Equity Portfolio*
64,970,779	40,772,115	41,878,662	8,316,620	(7,836,539)	64,344,313	4,783,964	—

AST Small-Cap Growth Opportunities Portfolio*
14,647,921	9,711,973	12,906,579	2,553,578	54,478	14,061,371	431,066	—

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Small-Cap Growth Portfolio*
$14,614,158	$9,726,702	$13,605,341	$3,528,621	$6,439	$14,270,579	181,283	$—
AST Small-Cap Value Portfolio*
12,413,506	18,735,746	12,060,920	4,321,684	(1,242,907)	22,167,109	758,628	—
AST T. Rowe Price Large-Cap Growth Portfolio*
56,437,522	50,561,652	51,692,376	6,314,724	9,315,707	70,937,229	1,099,461	—
AST T. Rowe Price Large-Cap Value Portfolio*
86,123,714	69,082,166	81,800,786	5,941,940	(4,109,550)	75,237,484	4,279,720	—
AST WEDGE Capital Mid-Cap Value Portfolio*
3,346,739	3,207,850	2,711,982	922,450	(808,076)	3,956,981	163,850	—
AST Western Asset Core Plus Bond Portfolio*
42,432,164	50,962,344	39,999,544	(817,426)	3,870,143	56,447,681	3,713,663	—
AST Western Asset Emerging Markets Debt Portfolio*
1,237,955	5,646,803	1,500,006	227,851	25,899	5,638,502	429,437	—
PGIM Core Ultra Short Bond Fund*
8,448,537	139,698,931	145,929,301	—	—	2,218,167	2,218,167	42,783

$1,417,615,939	$2,235,814,094	$2,405,307,392	$57,919,785	$89,651,466	$1,395,693,892		$42,783

Western Asset Core Plus Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$25,098,395	$2,494,873,528	$2,488,076,814	$—	$—	$31,895,109	31,895,109	$1,221,658

PGIM Institutional Money Market Fund*
141,702,748	2,117,242,216	1,795,755,062	(70,326)	(259,263)	462,860,313	463,091,860	679,463	**

$166,801,143	$4,612,115,744	$4,283,831,876	$(70,326)	$(259,263)	$494,755,422		$1,901,121

Western Asset Emerging Markets Debt

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,191,524	$195,635,175	$194,633,997	$—	$—	$5,192,702	5,192,702	$41,554

PGIM Institutional Money Market Fund*
7,820,967	71,836,284	64,713,023	(1,372)	(13,235)	14,929,621	14,937,090	13,867	**

$12,012,491	$267,471,459	$259,347,020	$(1,372)	$(13,235)	$20,122,323		$55,421

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
Bond Portfolio 2021	$316,750	2.45%	12	$652,000	$—
Bond Portfolio 2022	270,273	2.10	22	638,000	—
Bond Portfolio 2023	189,929	1.64	14	513,000	—
Bond Portfolio 2024	466,855	1.88	69	2,338,000	226,000
Bond Portfolio 2025	627,264	2.03	91	3,147,000	—
Bond Portfolio 2026	1,564,064	2.07	110	21,139,000	—
Bond Portfolio 2027	2,915,000	2.71	26	17,115,000	—
Bond Portfolio 2028	797,500	2.79	6	1,928,000	—
Bond Portfolio 2029	896,050	2.78	20	5,486,000	—
Bond Portfolio 2030	2,809,667	1.40	39	30,025,000	—
Cohen & Steers Global Realty	5,240,231	2.40	13	10,495,000	—
High Yield	6,286,222	2.25	9	15,574,000	—
Investment Grade Bond	67,754,225	1.48	102	610,239,000	—
Prudential Core Bond	12,432,000	2.15	1	12,432,000	—
QMA US Equity Alpha	6,730,235	2.07	17	38,355,000	—
Quantitative Modeling	574,800	1.41	5	1,030,000	—
Western Asset Core Plus Bond	18,463,444	2.16	9	25,115,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Bond Portfolio 2021	3	99.9%
Bond Portfolio 2022	3	98.6
Bond Portfolio 2023	2	97.2
Bond Portfolio 2024	2	96.5
Bond Portfolio 2025	2	97.4
Bond Portfolio 2026	2	97.0
Bond Portfolio 2027	2	97.6
Bond Portfolio 2028	1	97.5
Bond Portfolio 2029	1	98.6
Bond Portfolio 2030	3	99.9
Bond Portfolio 2031	3	99.9
Cohen & Steers Global Realty	3	96.8
High Yield	6	94.8
Investment Grade Bond	2	95.9
Prudential Core Bond	4	89.1
QMA US Equity Alpha	4	99.8
Quantitative Modeling	2	95.4
Western Asset Core Plus Bond	5	92.0

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Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Western Asset Emerging Markets Debt	4	90.7%

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk:    A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a

B25

Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are

B26

less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:    A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which

B27

may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Non-Diversification Risk:    A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.

Real Estate Risk:    Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Short Sale Risk:    A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty

B28

regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

B29

Financial Highlights

AST Bond Portfolio 2021

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.55	$14.80	$14.79		$14.56	$14.27

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.29	0.27		0.20	0.16
Net realized and unrealized gain (loss) on investment transactions	0.32	0.46	(0.26)		0.03	0.13

Total from investment operations	0.49	0.75	0.01		0.23	0.29

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$16.04	$15.55	$14.80		$14.79	$14.56

Total Return(d)	3.15%	5.07%	0.07	%(e)	1.58%	2.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$148	$59	$96		$112	$206
Average net assets (in millions)	$116	$76	$98		$150	$232
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.93%	0.88%		0.84%	0.79%
Expenses before waivers and/or expense reimbursement	0.86%	0.94%	0.88%		0.84%	0.79%
Net investment income (loss)	1.06%	1.93%	1.83%		1.34%	1.08%
Portfolio turnover rate(g)(h)	76%	65%	72%		62%	137%

AST Bond Portfolio 2022

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.38	$13.58	$13.60		$13.39	$13.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.26	0.23		0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.48	0.54	(0.25)		0.05	0.10

Total from investment operations	0.72	0.80	(0.02)		0.21	0.24

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$15.10	$14.38	$13.58		$13.60	$13.39

Total Return(d)	5.01%	5.89%	(0.15	)%(e)	1.57%	1.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$37	$47	$68		$88	$176
Average net assets (in millions)	$43	$56	$72		$120	$194
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%		0.88%	0.80%
Expenses before waivers and/or expense reimbursement	1.10%	1.01%	0.94%		0.88%	0.80%
Net investment income (loss)	1.61%	1.83%	1.71%		1.18%	0.98%
Portfolio turnover rate(g)(h)	39%	60%	57%		54%	186%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST Bond Portfolio 2023

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.11	$11.37	$11.40		$11.21	$11.01

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.20	0.18		0.11	0.03
Net realized and unrealized gain (loss) on investment transactions	0.64	0.54	(0.21)		0.08	0.17

Total from investment operations	0.82	0.74	(0.03)		0.19	0.20

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$12.93	$12.11	$11.37		$11.40	$11.21

Total Return(d)	6.77%	6.51%	(0.26	)%(e)	1.69%	1.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$24	$29	$39		$35	$60
Average net assets (in millions)	$29	$34	$36		$44	$43
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%		0.93%	0.93%
Expenses before waivers and/or expense reimbursement	1.29%	1.21%	1.14%		1.07%	1.07%
Net investment income (loss)	1.42%	1.71%	1.60%		0.97%	0.27%
Portfolio turnover rate(g)(h)	49%	45%	45%		54%	153%

AST Bond Portfolio 2024

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.67	$10.81	$10.88		$10.70	$10.49

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.24	0.18		0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	0.83	0.62	(0.25)		0.07	0.12

Total from investment operations	1.01	0.86	(0.07)		0.18	0.21

Capital Contributions	—	—	—	(b)(c)	—	—	(c)(i)

Net Asset Value, end of year	$12.68	$11.67	$10.81		$10.88	$10.70

Total Return(d)	8.65%	7.96%	(0.64	)%(e)	1.68%	2.00	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9	$23	$94		$79	$8
Average net assets (in millions)	$26	$52	$86		$31	$11
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.95%	0.91%		0.93%	0.93%
Expenses before waivers and/or expense reimbursement	1.36%	1.09%	0.91%		1.18%	1.80%
Net investment income (loss)	1.46%	2.12%	1.72%		1.05%	0.80%
Portfolio turnover rate(g)(h)	186%	53%	89%		113%	119%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST Bond Portfolio 2025

	Year Ended December 31,
	2020	2019	2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.22	$12.16	$12.25		$12.03	$11.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.28	0.23		0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	1.24	0.78	(0.32)		0.06	0.15

Total from investment operations	1.50	1.06	(0.09)		0.22	0.29

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$14.72	$13.22	$12.16		$12.25	$12.03

Total Return(d)	11.35%	8.72%	(0.73	)%(e)	1.83%	2.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9	$35	$123		$13	$33
Average net assets (in millions)	$28	$68	$70		$19	$315
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.95%	0.93%		0.93%	0.79%
Expenses before waivers and/or expense reimbursement	1.31%	1.02%	0.94%		1.64%	0.79%
Net investment income (loss)	1.82%	2.18%	1.94%		1.27%	1.08%
Portfolio turnover rate(g)(h)	273%	77%	95%		97%	131%

AST Bond Portfolio 2026

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.52	$10.47	$10.58	$10.33	$10.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.23	0.19	0.13	0.11
Net realized and unrealized gain (loss) on investment transactions	1.05	0.82	(0.30)	0.12	0.10

Total from investment operations	1.23	1.05	(0.11)	0.25	0.21

Net Asset Value, end of year	$12.75	$11.52	$10.47	$10.58	$10.33

Total Return(d)	10.68%	10.03%	(1.04)%	2.42%	2.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$52	$134	$195	$215	$341
Average net assets (in millions)	$92	$148	$220	$263	$170
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.92%	0.85%	0.81%	0.81%	0.81%
Expenses before waivers and/or expense reimbursement	0.92%	0.85%	0.81%	0.81%	0.81%
Net investment income (loss)	1.50%	2.03%	1.90%	1.28%	0.99%
Portfolio turnover rate(g)(h)	93%	65%	101%	67%	203%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST Bond Portfolio 2027

	Year Ended December 31,					January 04, 2016(a) through December 31, 2016
	2020	2019	2018		2017
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.29	$10.20	$10.32		$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.23	0.19		0.14	0.08
Net realized and unrealized gain (loss) on investment transactions	1.19	0.86	(0.31)		0.12	(0.02)

Total from investment operations	1.34	1.09	(0.12)		0.26	0.06

Capital Contributions	—	—	—	(c)(d)	—	—

Net Asset Value, end of period	$12.63	$11.29	$10.20		$10.32	$10.06

Total Return(e)	11.87%	10.69%	(1.16	)%(f)	2.58%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$69	$101	$236		$257	$399
Average net assets (in millions)	$65	$149	$258		$311	$103
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.93%	0.87%	0.80%		0.80%	0.84	%(h)
Expenses before waivers and/or expense reimbursement	0.99%	0.87%	0.80%		0.80%	0.84	%(h)
Net investment income (loss)	1.26%	2.14%	1.90%		1.34%	0.77	%(h)
Portfolio turnover rate(i)(j)	189%	66%	102%		65%	175%

AST Bond Portfolio 2028

	Year Ended December 31,					January 03, 2017(a) through December 31, 2017
	2020	2019		2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.17	$10.01		$10.22		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.21		0.18		0.12
Net realized and unrealized gain (loss) on investment transactions	1.47	0.91		(0.39)		0.10

Total from investment operations	1.64	1.12		(0.21)		0.22

Capital Contributions	—	0.04	(k)	—	(c)(d)	—

Net Asset Value, end of period	$12.81	$11.17		$10.01		$10.22

Total Return(e)	14.68%	11.59	%(l)	(2.05	)%(f)	2.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3	$22		$76		$13
Average net assets (in millions)	$6	$37		$70		$7
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.93%	0.94%		0.93%		0.93	%(h)
Expenses before waivers and/or expense reimbursement	3.23%	1.25%		0.96%		2.42	%(h)
Net investment income (loss)	1.44%	1.99%		1.88%		1.23	%(h)
Portfolio turnover rate(i)(j)	211%	179%		138%		140%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Annualized.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

AST Bond Portfolio 2029

	Year Ended December 31,		January 02, 2018(a) through December 31, 2018
	2020	2019
Per Share Operating Performance(b) :
Net Asset Value, beginning of period	$11.05	$9.84	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	1.63	1.05	(0.33)

Total from investment operations	1.80	1.21	(0.16)

Net Asset Value, end of period	$12.85	$11.05	$9.84

Total Return(c)	16.29%	12.30%	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3	$48	$16
Average net assets (in millions)	$10	$34	$7
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	2.31%	1.18%	2.49	%(e)
Net investment income (loss)	1.51%	1.45%	1.82	%(e)
Portfolio turnover rate(f)(g)	199%	177%	171%

AST Bond Portfolio 2030

	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019

Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.44	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.15
Net realized and unrealized gain (loss) on investment transactions	1.54	1.29

Total from investment operations	1.66	1.44

Net Asset Value, end of period	$13.10	$11.44

Total Return(c)	14.51%	14.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$141	$34
Average net assets (in millions)	$213	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.81%	1.44	%(e)
Net investment income (loss)	0.95%	1.28	%(e)
Portfolio turnover rate(f)(g)	253%	384%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

AST Bond Portfolio 2031

	January 02, 2020(a) through December 31, 2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investment transactions	1.29	(c)

Total from investment operations	1.32

Net Asset Value, end of period	$11.32

Total Return(d)	13.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146
Average net assets (in millions)	$70
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.92	%(f)
Expenses before waivers and/or expense reimbursement	0.92	%(f)
Net investment income (loss)	0.28	%(f)
Portfolio turnover rate(g)	116%

AST Cohen & Steers Global Realty Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of year	$14.94	$11.94		$12.53		$11.30	$11.20

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.21		0.24		0.24	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	2.79		(0.84)		0.99	(0.10)

Total from investment operations	(0.44)	3.00		(0.60)		1.23	0.08

Capital Contributions	—	—	(h)(i)(j)	0.01	(i)	—	0.02	(k)

Net Asset Value, end of year	$14.50	$14.94		$11.94		$12.53	$11.30

Total Return(d)	(2.95)%	25.13	%(l)	(4.71	)%(m)	10.88%	0.89	%(n)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293	$357		$336		$430	$416
Average net assets (in millions)	$258	$351		$392		$411	$466
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.15%	1.11%		1.14%		1.14%	1.14%
Expenses before waivers and/or expense reimbursement	1.20%	1.16%		1.14%		1.14%	1.14%
Net investment income (loss)	1.78%	1.52%		1.98%		1.99%	1.61%
Portfolio turnover rate(g)	123%	140%		67%		68%	84%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.

(f)	Annualized.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(i)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(j)	Amount rounds to zero.

(k)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(l)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%.

(n)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

AST High Yield Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.38	$9.87		$10.07		$9.37	$8.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.57	0.64		0.60		0.56	0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)	0.87		(0.80)		0.14	0.70

Total from investment operations	0.30	1.51		(0.20)		0.70	1.25

Capital Contributions	—	—	(b)(c)	—	(c)(d)	—	—	(c)(e)

Net Asset Value, end of year	$11.68	$11.38		$9.87		$10.07	$9.37

Total Return(f)	2.64%	15.30	%(g)	(1.99	)%(g)	7.47%	15.39	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$842	$654		$727		$958	$1,192
Average net assets (in millions)	$606	$672		$875		$1,217	$1,346
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%		0.86%		0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%		0.86%		0.85%	0.85%
Net investment income (loss)	5.17%	5.92%		5.92%		5.69%	6.30%
Portfolio turnover rate(i)(j)	72%	59%		44%		52%	47%

AST Investment Grade Bond Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.32	$7.48		$7.50		$7.19	$6.90

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.23		0.20		0.18	0.14
Net realized and unrealized gain (loss) on investment transactions	1.17	0.61		(0.22)		0.13	0.15

Total from investment operations	1.37	0.84		(0.02)		0.31	0.29

Capital Contributions	—	—		—		—	—	(c)(e)

Net Asset Value, end of year	$9.69	$8.32		$7.48		$7.50	$7.19

Total Return(f)	16.47%	11.23%		(0.27)%		4.31%	4.20	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,107	$2,724		$11,090		$2,406	$5,110
Average net assets (in millions)	$7,096	$4,296		$3,733		$3,345	$6,515
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.69%	0.73%		0.70%		0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.75%	0.77%		0.74%		0.74%	0.74%
Net investment income (loss)	2.20%	2.89%		2.75%		2.41%	1.95%
Portfolio turnover rate(i)(j)	778%	130%		177%		96%	551%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

AST Prudential Core Bond Portfolio

	Year Ended December 31,
	2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.39		$12.20		$12.30		$11.64		$11.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30		0.36		0.34		0.29		0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		0.83		(0.44)		0.37		0.19

Total from investment operations	0.81		1.19		(0.10)		0.66		0.47

Capital Contributions	—		—	(b)(c)	—		—		—	(c)(d)

Net Asset Value, end of year	$14.20		$13.39		$12.20		$12.30		$11.64

Total Return(e)	6.05%		9.75	%(f)	(0.81)%		5.67%		4.21	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,795		$4,298		$2,767		$3,008		$3,139
Average net assets (in millions)	$3,918		$3,557		$2,955		$2,950		$3,232
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.73%		0.73%		0.74%		0.74%		0.74%
Expenses before waivers and/or expense reimbursement	0.73%		0.73%		0.74%		0.74%		0.76%
Net investment income (loss)	2.22%		2.79%		2.80%		2.41%		2.37%
Portfolio turnover rate(h)(i)	102%		152%		176%		188%		172%

AST QMA US Equity Alpha Portfolio

	Year Ended December 31,
	2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.90		$28.04		$30.55		$24.99		$21.76

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.23		0.18		0.13		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.06)		6.63		(2.69)		5.43		3.00

Total from investment operations	(1.81)		6.86		(2.51)		5.56		3.22

Capital Contributions	—		—	(b)(c)	—	(c)(j)	—		0.01	(d)

Net Asset Value, end of year	$33.09		$34.90		$28.04		$30.55		$24.99

Total Return(e)	(5.19)%		24.47	%(f)	(8.22	)%(f)	22.25%		14.84	%(k)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$456		$619		$584		$738		$655
Average net assets (in millions)	$456		$632		$713		$681		$589
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.45	%(l)	1.54	%(l)	1.57	%(l)	1.61	%(l)	1.67	%(l)
Expenses before waivers and/or expense reimbursement	1.45	%(l)	1.54	%(l)	1.57	%(l)	1.61	%(l)	1.67	%(l)
Net investment income (loss)	0.80%		0.74%		0.59%		0.49%		0.97%
Portfolio turnover rate(i)	126%		105%		83%		89%		94%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 14.79%.

(l)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.33%, 0.43%, 0.47%, 0.51% and 0.56% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

AST Quantitative Modeling Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.92	$15.61		$16.69		$14.13	$13.29

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.04)		(0.04)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.24	3.35		(1.04)		2.60	0.88

Total from investment operations	2.19	3.31		(1.08)		2.56	0.84

Net Asset Value, end of year	$21.11	$18.92		$15.61		$16.69	$14.13

Total Return(b)	11.58%	21.20%		(6.47)%		18.12%	6.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,394	$1,416		$1,228		$1,282	$1,026
Average net assets (in millions)	$1,320	$1,343		$1,318		$1,154	$946
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%		0.26%		0.26%	0.26%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%		0.26%		0.26%	0.27%
Net investment income (loss)	(0.26)%	(0.25)%		(0.25)%		(0.26)%	(0.26)%
Portfolio turnover rate(d)	154%	42%		96%		20%	64%

AST Western Asset Core Plus Bond Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.06	$12.52		$12.81		$12.05	$11.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.35	0.43		0.41		0.39	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.79	1.11		(0.70)		0.37	0.22

Total from investment operations	1.14	1.54		(0.29)		0.76	0.60

Capital Contributions	—	—	(e)(f)(g)	—	(f)(g)	—	—	(g)(h)

Net Asset Value, end of year	$15.20	$14.06		$12.52		$12.81	$12.05

Total Return(b)	8.11%	12.30	%(i)	(2.26	)%(i)	6.31%	5.24	%(i)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,312	$3,747		$3,770		$3,071	$3,054
Average net assets (in millions)	$3,729	$3,960		$3,308		$2,986	$3,117
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.77%	0.75%		0.75%		0.74%	0.66%
Expenses before waivers and/or expense reimbursement	0.77%	0.77%		0.77%		0.78%	0.78%
Net investment income (loss)	2.40%	3.25%		3.33%		3.13%	3.15%
Portfolio turnover rate(d)(j)	234%	235%		251%		214%	155%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Amount rounds to zero.

(h)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(i)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

AST Western Asset Emerging Markets Debt Portfolio

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.22	$10.64	$11.40	$10.43	$9.43

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46	0.58	0.47	0.55	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45	1.00	(1.23)	0.42	0.49

Total from investment operations	0.91	1.58	(0.76)	0.97	1.00

Net Asset Value, end of year	$13.13	$12.22	$10.64	$11.40	$10.43

Total Return(b)	7.45%	14.85%	(6.67)%	9.30%	10.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$221	$72	$50	$98	$163
Average net assets (in millions)	$109	$105	$76	$96	$161
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.03%	1.11%	1.05%	0.99%
Expenses before waivers and/or expense reimbursement	1.09%	1.10%	1.16%	1.10%	1.04%
Net investment income (loss)	3.66%	5.06%	4.30%	4.94%	4.94%
Portfolio turnover rate(d)(e)	76%	186%	35%	42%	42%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of each of the nineteen portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (nineteen of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and for AST QMA US Equity Alpha Portfolio, the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and for AST QMA US Equity Alpha Portfolio, the results of its cash flows, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Cohen & Steers Global Realty Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2020
AST QMA US Equity Alpha Portfolio	Statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended December 31, 2020
AST Bond Portfolio 2031	Statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 2, 2020 (commencement of operations) through December 31, 2020

The financial statements of the Portfolios as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also

D1

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AM® Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Advanced Strategies Portfolio	A3
	AST AllianzGI World Trends Portfolio	A78
	AST Balanced Asset Allocation Portfolio	A100
	AST BlackRock Global Strategies Portfolio	A104
	AST Fidelity Institutional AM® Quantitative Portfolio	A169
	AST Preservation Asset Allocation Portfolio	A219
	AST Prudential Growth Allocation Portfolio	A223

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Advanced Strategies Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	10.68%	9.71%	8.47%
Blended Index	12.24	9.71	8.37
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Advanced Strategies Portfolio returned 10.68%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2020 (the reporting period). The Bloomberg Barclays US Aggregate Bond Index rose 7.51% and the Russell 1000 Index returned 20.96% during the period. In equity markets, growth stocks primarily contributed to the gains whereas value stocks, although positive for the period, lagged their growth counterparts substantially. US markets outperformed international markets by a wide margin.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocation decisions detracted from the Portfolio’s performance for the period. A tilt toward domestic and international equities in the first quarter was a negative contributor as equities declined in March. Over the second, third, and fourth quarters, an overweight to bonds versus international equities was a detractor. On a positive note, the Portfolio benefited from equity-style tilts with a preference for growth versus value in the first three quarters and a preference for value in the fourth quarter. Overweighting the real return sleeve for most of the period was also positive. The overlay sleeve, which is designed to absorb large algorithmic flows, underperformed its blended benchmark index, as the sleeve was positioned to maintain ample liquidity in case of a market reversal.

The Portfolio’s subadvisors added significantly to the Portfolio’s performance over the period. The William Blair sleeve was the best relative performer in international equity, outperforming the MSCI EAFE Index by nearly 19%. The T. Rowe Price large-cap value sleeve was also a positive contributor to performance, outperforming the Russell 1000 Value Index by 90 basis points (bps). (One basis point equals 0.01%.) Both of the Portfolio’s small-cap growth subadvisors outperformed their benchmarks for the period. In fixed income, the PIMCO Hedged International sleeve added marginally to performance. In real assets, the PIMCO Real Return sleeve added 101 bps of outperformance to the Portfolio. The remaining sleeves detracted for the period.

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, for liquidity, and to help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, uses both exchange-traded funds and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions as described above. The real return portion of the Portfolio outperformed for the period, while performance of the active overlay was flat to slightly positive.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST Advanced Strategies Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Advanced Strategies (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	1.8%
Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	1.3%
AST Small-Cap Value Portfolio	Small-Cap Value	1.2%
Microsoft Corp.	Software	1.0%
Federal National Mortgage Assoc., 2.500%, TBA	U.S. Government Agency Obligations	1.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.9%
Federal National Mortgage Assoc., 3.500%, TBA	U.S. Government Agency Obligations	0.8%
AST Small-Cap Growth Portfolio	Small-Cap Growth	0.8%
AST Small-Cap Growth Opportunities Portfolio	Small-Cap Growth	0.8%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.625%, 01/15/24	U.S. Treasury Obligations	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

2

AST AllianzGI World Trends Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.10%	8.61%	6.80%
Blended Index	14.09	10.13	8.30
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST AllianzGI World Trends Portfolio returned 14.10%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was characterized by markets reacting to a global pandemic and health crisis caused by the COVID-19 virus, coinciding with political uncertainty associated with a looming and contentious US presidential election. The result was relatively high volatility across asset classes compared to historical averages. Dispersion in returns across asset classes was significant, even in a recession year. Within equities, US and emerging markets delivered above-average returns while Europe and Japan lagged, reflecting a year dominated initially by performance of high-growth stocks and later by value stocks. In fixed income, US Treasuries generated above-average returns as yields declined meaningfully early in the crisis. In the second half of the period, US bond yields rose amid fears that enhanced fiscal stimulus would lead to higher inflation.

For global equities, the steady gains in the fourth quarter of 2019 abruptly ended in February 2020 when the virus began spreading around the world. Global stock prices fell through March as the extraordinary measures implemented to stem the pandemic pushed the global economy into recession. However, after governments passed unprecedented fiscal measures to stabilize the world’s largest economies and global central banks coordinated their monetary responses, the subsequent recovery in stocks in the second and third quarters was swift and broad. Stocks closed the year at or near record highs, despite a resurgence of the virus in December, as several countries initiated the rollout of vaccines and the European Union and United Kingdom reached an agreement on a post-Brexit trading relationship.

Global bond returns were bifurcated. US bonds were the strongest performers as yields initially fell sharply in response to aggressive monetary easing, which led to the expectation of an extended period of near-zero interest rates. Elsewhere, in Japan and the eurozone, where interest rates were already negative, government bond yields initially rose slightly as economic activity slowed.

Allianz’s trend-based market cycle signals for equities started strong in January 2020, with “maximum overweight” signals trending across equity markets. These equity overweight signals decreased meaningfully by early March once the pandemic-related economic closures were announced, and they remained “underweight” until June. The signals for European equities remained “neutral” into the fourth quarter before turning to “overweight” in November. The US fixed income signals were “maximum overweight” from the start of the period through the end of the third quarter and ended the period at “neutral.”

Economic activity turned negative in the first quarter of 2020 and fell even further in the second quarter when the US economy shrank by more than 30% on a quarterly basis. China stood out as a bright spot, with its economy expanding from April through the third quarter. Elsewhere, hopes for a robust rebound in the second half of the period were dashed as the virus experienced a resurgence in Europe and the US.

What strategies or holdings affected the Portfolio’s performance?

The largest contributors to the Portfolio’s performance during the reporting period from a selection perspective were equity strategies, most notably the International Growth and Small Cap Growth strategies. Growth sectors were boosted during the global equity rebound by the growing number of people working from home and also by the search for COVID-19 treatments and vaccines. Also within equities, the Best Styles Global and US strategies lagged based on exposure to value stocks. Selection effects in fixed income were negative in the first quarter, as corporate bonds were negatively impacted by the economic downturn, with periods of ballooning credit spreads and illiquidity. Bond markets stabilized following intervention from the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST AllianzGI World Trends Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Federal Reserve, which included the announcement of corporate bond purchase programs, enabling fixed income selection to contribute for the remainder of the year.

Allocation effects were negative overall for the period, driven by an overweight to equities at the beginning of the period and into the COVID-19-induced sell-off in February. The strategy gradually decreased equity exposure as the economic situation deteriorated. However, given the speed of the sell-off, the negative impact from the equity overweight remained a major detractor for the period overall. Equity exposure within the Portfolio achieved a low of 51% in March, but it was gradually increased as global equities were supported by growing optimism for an economic recovery along with unprecedented government and central bank support. The Portfolio moved to an overweight equity position in June, which was increased throughout the remainder of the period and added value from an allocation perspective.

At the end of the period, the Portfolio had a 5% overweight position to equities, driven by positive quantitative signals in equities and supportive views from a fundamental perspective. The Portfolio’s fixed income duration positioning was slightly longer than its benchmark index, with a focus on the short end of the yield curve. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) Lastly, the Portfolio had a modest exposure to emerging market bonds and short dollar positions versus the Japanese yen, euro, and Australian dollar.

The Portfolio utilized equity futures and Treasury bond futures during 2020 to gain specific exposures to various markets and manage the risk during an extremely volatile year. The use of these derivative instruments allowed the Portfolio to de-risk during market turmoil and express tactical views as conditions improved. Bond futures were also actively utilized to manage the overall interest risk of the portfolio, leading to an increase in portfolio duration in the first part of the year, followed by a normalization during the last quarter of the year. Overall, the derivatives had a positive impact on the portfolio in 2020.

Presentation of Portfolio Holdings — unaudited

AST AllianzGI World Trends (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	United States	2.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	2.3%
Microsoft Corp.	Software	United States	1.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.7%
Vanguard Total Bond Market ETF	Exchange-Traded Funds	United States	1.5%
U.S. Treasury Notes, 0.375%, 11/30/25	U.S. Treasury Obligations	United States	0.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	United States	0.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	0.8%
Ambu A/S (Class B Stock)	Health Care Equipment & Supplies	Denmark	0.8%
U.S. Treasury Notes, 0.875%, 11/15/30	U.S. Treasury Obligations	United States	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

4

AST Balanced Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.77%	9.16%	8.05%
Blended Index	14.77	10.39	9.08
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Balanced Asset Allocation Portfolio returned 11.77%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2020 (the reporting period). The Bloomberg Barclays US Aggregate Bond Index rose 7.51% and the Russell 1000 Index returned 20.96% during the period. In equity markets, growth stocks primarily contributed to the gains whereas value stocks, although positive for the period, lagged their growth counterparts substantially. US markets outperformed international markets by a wide margin.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation effects had a negative impact on the Portfolio’s performance for the reporting period. Leading into March 2020, the Portfolio was underweight equities, which was a net positive as equities declined substantially in that month. Moving into the second quarter of 2020, the Portfolio maintained an underweight to equities, which was a significant detractor as the market rebounded sharply following the prior drawdown. However, an overweight to growth equity versus value was a positive contributor as growth outperformed value for the second quarter of 2020. Off-benchmark index positions in emerging markets and high yield bonds were also positive contributors in the second quarter of 2020. Asset class positioning was close to benchmark weights in the third quarter of 2020, moving to more of an overweight to equities in the fourth quarter of 2020. This was a net positive as equities outperformed bonds over this time. However, this positive effect was offset by underperformance in the overlay sleeve, where bond exposures were implemented with Treasury futures, which sharply underperformed corporate bonds.

The gross performance of the underlying funds detracted from returns for the period. Much of the underperformance during the period can be attributed to the core domestic equity segment of the Portfolio, where underlying funds in the segment were overweight value and dividend growth stocks, which underperformed over the period. The underlying fixed income funds also struggled, mostly in global hedged and core fixed. The Portfolio’s exposure to core plus fixed income added value over the period. In large-cap growth, strategies that were overweight stocks with high expected earnings growth added value, while lower-volatility strategies and strategies with exposures to quality factor lagged. In international equities, growth was a positive contributor, while value detracted from performance during the period.
A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST Balanced Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Balanced Asset Allocation (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
AST Global Bond Portfolio	Core Bond	11.7%
AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	10.2%
AST Prudential Core Bond Portfolio	Core Bond	9.5%
AST Western Asset Core Plus Bond Portfolio	Core Bond	6.2%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	5.0%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	4.0%
AST International Value Portfolio	International Value	3.7%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	3.7%
AST Hotchkis & Wiley Large-Cap Value Portfolio	Large/Mid-Cap Value	3.7%
AST International Growth Portfolio	International Growth	3.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

6

AST BlackRock Global Strategies Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	4.74%	7.04%	5.27%
Blended Index	9.56	8.49	6.33
S&P 500 Index	18.40	15.21	13.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/29/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST BlackRock Global Strategies Portfolio returned 4.74%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Financial markets entered and ended calendar-year 2020 (the reporting period) at or near all-time highs, with performance defined by the outbreak of COVID-19. Initially, and through mid-February, markets enjoyed solid performance, supported by a favorable corporate earnings outlook, improving survey data, and expectations that emerging disruptions due to COVID-19 would be transitory and localized. However, as the spread of COVID-19 morphed into a global pandemic, asset prices grew increasingly volatile, leading to the largest equity sell-off since the 2008-09 global financial crisis and driving global sovereign bond yields to record lows. Policymakers worldwide reacted forcefully, with sweeping monetary and fiscal measures intended to support the global economy, focusing on the most heavily impacted sectors.

Through the middle of the period, COVID-19 case growth generally trended lower in most developed countries, allowing them to attempt economic normalization. Macro data and the outlook improved gradually, driven by resilience in the manufacturing and housing sectors, even as the service purchasing manager index remained relatively sluggish. As the end of the period approached, caseloads again ticked higher, but announcements about the availability of multiple vaccines boosted market sentiment.

In the early part of the period, most Eurozone economies suffered acutely from the implementation of stringent lockdowns, but they later appeared to place greater emphasis on social distancing guidelines, therapeutics, and regional lockdowns to help lessen the economic impact of a resurgence in cases. Meanwhile, emerging markets also performed well because of notable tailwinds, such as higher trade activity, hopes of a vaccine, and US dollar weakness. Chinese authorities provided a broad level of fiscal support, with a particular focus on boosting domestic consumption, seeking to renew hopes of a cyclical recovery.

What strategies or holdings affected the Portfolio’s performance?

Overall, the Portfolio’s tactical asset allocation views contributed positively to its performance during the reporting period. The Portfolio entered the period with procyclical positioning, based on the belief that steady consumption and stronger-than-appreciated inflationary dynamics in the US and Europe were likely to intersect with an increase in manufacturing activity. While short-term growth and inflation data were materially affected by the first wave of the pandemic and subsequent restrictions on business activity, global markets rebounded strongly off their lows on the back of a decline in caseloads, improvements in the macro outlook, and aggressive fiscal and monetary intervention, which provided a tailwind to the Portfolio’s net overweight to global equities. In particular, the Portfolio benefited from overweights to Italian and Spanish equities, as the European Central Bank (ECB) continued to refine its monetary stimulus packages, maintaining a greater focus on providing support in more heavily impacted areas and loosening peripheral financial conditions instead of reducing core sovereign bond yields.

Active currency positioning further boosted the Portfolio’s relative returns through an underweight US dollar position versus a basket of developed markets currencies. This view was underpinned by a belief that the Federal Reserve (the Fed) would expand its balance sheet at a much faster pace than other developed economy central banks, given material weakness in both the US labor market and inflation. Meanwhile, an underweight stance to US duration in the first half of the period weighed on the Portfolio’s relative performance, as investor sentiment deteriorated and perceived safe-haven assets rallied to record highs. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) The Portfolio’s performance was also negatively affected by large redemptions triggered by high levels of market volatility in March.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST BlackRock Global Strategies Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

BlackRock’s core view is one of global cyclical recovery over the course of 2021. The key forces shaping the macro landscape are likely to be the global distribution of COVID-19 vaccines, coupled with the effect of forced savings on pent-up demand, particularly against a backdrop of reduced political uncertainty in the US and the prospect of additional fiscal stimulus.

Despite the resurgence in COVID-19 concerns toward the end of the period, global economic growth data has remained mostly solid, with many macroeconomic indicators having regained their pre-recession peaks within a matter of months, in contrast to earlier crises. BlackRock believes economic growth is likely to continue, along with firming inflation, resulting in a procyclical view that is overweight in global equities and underweight in US interest rates. Key drivers underpinning this view include market participants’ growing confidence in the prospect of “renormalization” with the distribution of the vaccine, significant pent-up demand for spending following COVID-19-induced disbursements and restrictions on activity, and the prospect of additional fiscal stimulus and other spending, which could collectively provide a tailwind for global equities. BlackRock expects inflation to regain strength in this environment, likely supported by the shift in the Fed’s policy framework, which indicates a willingness to tolerate — or even to facilitate — inflation, with the intention of firming expectations over the longer term.

Over the medium term, BlackRock expects financial repression to drive markets, with global central banks continuing to use their balance sheets to compress expected returns to perceived safe-haven assets for some time. While policy rates could potentially rise within the next few years, BlackRock expects to see broadly accommodative positioning in the medium term, as the Fed seeks to secure US economic growth. This could act as a tailwind to risk assets and provide additional support for the view to be overweight in global risk assets, in BlackRock’s opinion.

European cohesion remains a continuing theme, following the highly coordinated and decisive fiscal and monetary actions taken during the last few months of the period. Given that the ECB has framed its easing through the lens of a deterioration of the outlook in price stability, it seems unlikely that policymakers would neutralize or reverse their policies over the medium term, leading BlackRock to take a positive view of the euro relative to the US dollar.

The Portfolio uses futures and swaps to get portfolio exposure to certain asset classes and to express our active views across fixed income, equity and FX. All derivatives in the portfolio performed as expected in 2020 and had no major impact to performance.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Global Strategies (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Government National Mortgage Assoc., 3.500%, 05/20/50	U.S. Government Agency Obligations	United States	1.3%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	United States	1.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	0.7%
Microsoft Corp.	Software	United States	0.5%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	0.5%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	United States	0.5%
Federal Home Loan Mortgage Corp., 3.000%, 08/01/50	U.S. Government Agency Obligations	United States	0.4%
SPDR Bloomberg Barclays High Yield Bond ETF	Exchange-Traded Funds	United States	0.3%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	0.3%
Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	United States	0.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

8

AST Fidelity Institutional AM® Quantitative Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	8.76%	7.89%	6.65%
Blended Index	12.20	9.27	7.92
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Fidelity Institutional AM® Quantitative Portfolio returned 8.76%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

With the COVID-19 pandemic and the subsequent implementation of economic shutdowns and social distancing measures, calendar-year 2020 (the reporting period) was one of the most volatile years in history for US stocks. Compared with other recessionary sell-offs in recent decades, equities experienced their swiftest drop ever as well as their quickest and sharpest rebound to prior peak levels. The period was characterized by frequent large daily price swings in both directions. The sharp recovery in the second half of the period led to above-average, double-digit returns for US and emerging market stocks. However, assets perceived as safer investments also prospered, as gold and long-duration bonds benefited from monetary stimulus and the drop in real yields. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.) All bond categories generated solid positive returns during the period.

The global economic recovery continued through the end of the period, with some moderation given the accompanying rise in COVID-19 cases. For most economies, the cyclical outlook was constructive amid maturing recoveries, supportive monetary and fiscal policies, and regulatory approval of COVID-19 vaccines. China’s recovery was more advanced, due in part to its quicker emergence from lockdowns. Economic activity in 2020 remained below 2019 levels in most countries.

What strategies or holdings affected the Portfolio’s performance?

As the reporting period began, the Portfolio’s positioning was tilted toward “risk-on” assets. Unprecedented headwinds began in March 2020 as COVID-19 and subsequent lockdowns nearly halted economic growth. Large redemptions from the Portfolio accompanied high market volatility, providing a particularly challenging environment for the Portfolio’s fixed income managers due to a structural overweight position in credit at a time when credit markets were quite illiquid. In addition, the Portfolio’s Small Cap Core sleeve was negatively impacted as investors indiscriminately sold small-cap stocks, while some holdings in the Portfolio’s Global Quantitative Equity sleeve performed poorly. Amid a backdrop of unprecedented fiscal and monetary stimulus and a speedy economic recovery, the Portfolio took a measured approach to adding risk assets. As a result of this asset allocation and security selection, the Portfolio underperformed its custom benchmark index.

Asset allocation detracted from the Portfolio’s performance during the period. A modest overweight position in US small-cap equities and an out-of-index position in emerging market equities contributed positively to the Portfolio’s performance. However, a roughly neutral exposure to international developed market equities detracted from performance. In addition, an overweight position in corporate bonds and an out-of-index position in bank loans were a drag on performance.

Throughout the period, security selection was a headwind to the Portfolio’s performance. US equity positions, largely reflecting the factor approach in the Global Quantitative Equity sleeve, were challenged in a concentrated market that narrowly favored the largest growth names for most of the period. This trend abated after the US elections in November, and performance improved. These detractors were partially offset by the Portfolio’s developed international stock picking, particularly its holdings in international value stocks. Stock picking among emerging market equities was also a positive contributor.

The Portfolio used futures contracts on major stock indexes and swaps to manage cash flows and risk. These holdings did not materially impact the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST Fidelity Institutional AM® Quantitative Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Fidelity Institutional AM® Quantitative (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
U.S. Treasury Bonds, 2.875%, 08/15/45	U.S. Treasury Obligations	1.3%
U.S. Treasury Bonds, 1.125%, 08/15/40	U.S. Treasury Obligations	0.9%
Microsoft Corp.	Software	0.7%
U.S. Treasury Notes, 3.125%, 11/15/28	U.S. Treasury Obligations	0.7%
Nestle SA (Switzerland)	Food Products	0.7%
Roche Holding AG (Switzerland)	Pharmaceuticals	0.6%
U.S. Treasury Notes, 2.125%, 05/15/25	U.S. Treasury Obligations	0.6%
Visa, Inc. (Class A Stock)	IT Services	0.6%
ASML Holding NV (Netherlands)	Semiconductors & Semiconductor Equipment	0.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

10

AST Preservation Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	9.08%	7.16%	6.19%
Blended Index	12.00	7.99	6.97
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Preservation Asset Allocation Portfolio returned 9.08%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2020 (the reporting period). The Bloomberg Barclays US Aggregate Bond Index rose 7.51% and the Russell 1000 Index returned 20.96% during the period. In equity markets, growth stocks primarily contributed to the gains whereas value stocks, although positive for the period, lagged their growth counterparts substantially. US markets outperformed international markets by a wide margin.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation effects had a negative impact on the Portfolio’s performance for the period. Leading into March, the Portfolio was underweight equities, which was a net positive as equities declined substantially in that month. Moving into the second quarter, the Portfolio maintained an underweight to equities, which was a significant detractor as the market rebounded sharply following the prior drawdown. However, an overweight to growth equity versus value was a positive contributor as growth outperformed value for the quarter. Off-benchmark index positions in emerging markets and high yield bonds were also positive contributors in the second quarter. Asset class positioning was close to benchmark weights in the third quarter, moving to more of an overweight to equities in the fourth quarter. This was a net positive as equities outperformed bonds over this time. However, this positive effect was offset by underperformance in the overlay sleeve, where bond exposures were implemented with Treasury futures, which sharply underperformed corporate bonds.

The gross performance of underlying funds detracted from returns for the period. Much of the underperformance during the period can be attributed to the core domestic equity segment of the Portfolio, where underlying funds in the segment were overweight value and dividend growth stocks, which underperformed over the period. The underlying fixed income funds also struggled, mostly in global hedged and core fixed. The Portfolio’s allocation to core plus fixed income added value over the period. In large-cap growth, underlying funds that were overweight stocks with high expected earnings growth added value, while lower-volatility strategies and strategies with exposures to the quality factor lagged. In international equities, growth managers were positive contributors, while value detracted from performance during the period.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST Preservation Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Preservation Asset Allocation (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
AST Global Bond Portfolio	Core Bond	20.7%
AST Prudential Core Bond Portfolio	Core Bond	16.8%
AST Western Asset Core Plus Bond Portfolio	Core Bond	11.0%
AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	6.2%
AST BlackRock/Loomis Sayles Bond Portfolio	Core Bond	4.8%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	2.9%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	2.5%
AST International Value Portfolio	International Value	2.2%
AST International Growth Portfolio	International Growth	2.2%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

12

AST Prudential Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	5.86%	8.30%	7.20%
Blended Index	15.63	11.24	9.82
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Prudential Growth Allocation Portfolio returned 5.86%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Following one of the quickest bear markets in US history during the first quarter of calendar-year 2020 (the reporting period), US equity markets bounced back dramatically later in the period, catching many investors off balance. Initial drivers of the recovery included positive reactions to robust fiscal and monetary stimulus, as well as a better understanding of the effects of the COVID-19 virus.

The rebound continued into the fourth quarter of 2020 as investment markets reacted strongly to positive vaccine news, with a sharp rotation into cyclical, value, and small-cap stocks that helped reduce their underperformance for the period. Pfizer-BioNTech and Moderna received regulatory approval for COVID-19 vaccines near the end of the period, with effectiveness rates exceeding 90% in final clinical trials. Performance was also helped by expectations of further federal stimulus packages following US election results.

Within fixed income markets, US interest rates dropped sharply in the first quarter of 2020, bottoming over the summer and recovering slightly by period-end. COVID-19 vaccination developments helped raise inflation estimates, which reflected the vast amounts of stimulus that had been injected into the economy over the period and also hopes for economic normalization. The Federal Reserve continued to communicate a loose monetary policy, ensuring investors that the central bank would continue to support the ongoing economic recovery. Complicating matters near the end of the period, however, were a rise in hospitalizations, renewed shutdowns, and the discovery of new variants of the virus. Production and mass distribution of vaccines are now the focus before economies are able to reopen and normalize.

What strategies or holdings affected the Portfolio’s performance?

Underlying subadvisor performance was mixed and was the main driver of the Portfolio’s underperformance. The domestic equity and fixed income subadvisors accounted for much of the underperformance. Within equities, the subadvisor’s preference for inexpensive, high-quality stocks failed to keep pace with the strong performance of growth equities during the reporting period. Within fixed income, difficult credit conditions in the first quarter of 2020 offset positive performance for the remainder of the period.

Tactical asset allocation decisions had a positive impact on the Portfolio’s performance during the period. An overweight position in risk assets in the first quarter detracted from performance, as the speed of the equity drawdown in February and March had a material impact despite a quick repositioning of the Portfolio. However, this was offset by tilting equity exposure toward technology and growth stocks in the liquidity sleeve, as these stocks experienced a robust recovery following the market sell-off in March. In addition, the liquidity sleeve was positioned to include an excess amount of Treasury futures in the event of severe liquidity events, a strategy that helped the Portfolio’s performance in February and March. In the second quarter of 2020, the Portfolio shifted to an overweight position in equities for the remainder of the period, participating in the steady rebound in risk assets.

The Portfolio used equity futures and Treasury bond futures during the period to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions had a material positive impact on the Portfolio’s performance during the period, largely stemming from Treasury future holdings during equity market drawdowns in the first quarter.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

13

AST Prudential Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Prudential Growth Allocation (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.4%
Microsoft Corp.	Software	2.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.0%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	0.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.7%
Procter & Gamble Co. (The)	Household Products	0.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.6%
Home Depot, Inc. (The)	Specialty Retail	0.5%
Verizon Communications, Inc.	Diversified Telecommunication Services	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

14

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Advanced Strategies Portfolio Blended Index consists of the Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST AllianzGI World Trends Portfolio Blended Index consists of the S&P 500 Index (17.5%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International)(GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Balanced Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST BlackRock Global Strategies Portfolio Blended Index consists of the MSCI All Country World Index (GD) (40%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%), an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays Capital High Yield Corporate Bond Index, an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%), an unmanaged index that measures US publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%), an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc.

AST Fidelity Institutional AM® Quantitative Portfolio Blended Index consists of the S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%), an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest US stocks.

AST Preservation Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2020

AST Prudential Growth Allocation Portfolio Blended Index consists of the Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The AST AllianzGI World Trends Portfolio Blended Index and the AST Fidelity Institutional AM® Quantitative Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the The AST AllianzGI World Trends Portfolio Blended Index and the AST Fidelity Institutional AM® Quantitative Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the The AST AllianzGI World Trends Portfolio Blended Index and the AST Fidelity Institutional AM® Quantitative Portfolio Blended Index, or the data included therein.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,168.40	0.90%	$4.91
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

AST AllianzGI World Trends Portfolio	Actual	$1,000.00	$1,156.20	0.98%	$5.31
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,148.50	0.92%	$4.97
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,145.70	1.05%	$5.66
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

AST Fidelity Institutional AM® Quantitative Portfolio	Actual	$1,000.00	$1,156.50	0.92%	$4.99
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,098.10	0.92%	$4.85
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,149.10	0.88%	$4.75
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand
144A	— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	— Annual payment frequency for swaps
ABS	— Asset-Backed Security
Aces	— Alternative Credit Enhancements Securities
ADR	— American Depositary Receipt
BABs	— Build America Bonds
BBR	— New Zealand Bank Bill Rate
BBSW	— Australian Bank Bill Swap Reference Rate
bps	— Basis Points
BROIS	— Brazil Overnight Index Swap
BTP	— Buoni del Tesoro Poliennali
BUBOR	— Budapest Interbank Offered Rate
CBOE	— Chicago Board Options Exchange

CDI	— Chess Depository Interest
CDOR	— Canadian Dollar Offered Rate
CDX	— Credit Derivative Index
CLO	— Collateralized Loan Obligation
CMBX	— Commercial Mortgage-Backed Index
CMT	— Constant Maturity Treasury
COOIS	— Colombia Overnight Interbank Reference Rate
CPI	— Consumer Price Index
CVA	— Certificate Van Aandelen (Bearer)
CVR	— Contingent Value Rights
CVT	— Convertible Security
DIP	— Debtor-In-Possession
EAFE	— Europe, Australasia, Far East
EMTN	— Euro Medium Term Note
EONIA	— Euro Overnight Index Average
ETF	— Exchange-Traded Fund
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times Stock Exchange
GDR	— Global Depositary Receipt
GMTN	— Global Medium Term Note
GNMA	— Government National Mortgage Association
HICP	— Harmonised Index of Consumer Prices
IBEX	— Spanish Stock Index
iBoxx	— Bond Market Indices
ICE	— Intercontinental Exchange
IO	— Interest Only (Principal amount represents notional)
iTraxx	— International Credit Derivative Index
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	— Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
LP	— Limited Partnership
M	— Monthly payment frequency for swaps
MASTR	— Morgan Stanley Structured Asset Security
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
NASDAQ	— National Association of Securities Dealers Automated Quotations
NIBOR	— Norwegian Interbank Offered Rate
NSA	— Non-Seasonally Adjusted
NVDR	— Non-voting Depositary Receipt
NYSE	— New York Stock Exchange
OAT	— Obligations Assimilables du Tresor

SEE NOTES TO FINANCIAL STATEMENTS.

A1

GLOSSARY (CONTINUED)

OFZ	— Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC	— Over-the-counter
PIK	— Payment-in-Kind
PJSC	— Public Joint-Stock Company
PP	— Partly Paid
PRFC	— Preference Shares
PRI	— Primary Rate Interface
PRIBOR	— Prague Interbank Offered Rate
Q	— Quarterly payment frequency for swaps
RBOB	— Reformulated Gasoline Blendstock for Oxygen Blending
REITs	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit Security
RSP	— Savings Shares
S	— Semiannual payment frequency for swaps
S&P	— Standard & Poor’s
SDR	— Sweden Depositary Receipt

SGX	— Singapore Exchange
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
SPDR	— Standard & Poor’s Depositary Receipts
STIBOR	— Stockholm Interbank Offered Rate
STOXX	— Stock Index of the Eurozone
Strips	— Separate Trading of Registered Interest and Principal of Securities
T	— Swap payment upon termination
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TOPIX	— Tokyo Stock Price Index
ULSD	— Ultra-Low Sulfur Diesel
USOIS	— United States Overnight Index Swap
UTS	— Unit Trust Security
WIBOR	— Warsaw Interbank Offered Rate
WTI	— West Texas Intermediate
XTSE	— Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 94.1%
AFFILIATED MUTUAL FUNDS — 3.2%	Shares	Value
AST Goldman Sachs Small-Cap Value Portfolio*	1,228,890	$31,508,750
AST Small-Cap Growth Opportunities Portfolio*	2,014,058	65,698,573
AST Small-Cap Growth Portfolio*	878,422	69,149,372
AST Small-Cap Value Portfolio*	3,711,041	108,436,606

TOTAL AFFILIATED MUTUAL FUNDS (cost $182,149,538)(w)		274,793,301

COMMON STOCKS — 49.8%
Aerospace & Defense — 1.1%
Airbus SE (France)*	119,027	13,079,088
Austal Ltd. (Australia)	716,900	1,484,147
BAE Systems PLC (United Kingdom)	912,900	6,094,173
Boeing Co. (The)	218,900	46,857,734
L3Harris Technologies, Inc.	65,772	12,432,223
Leonardo SpA (Italy)	251,400	1,826,826
Safran SA (France)*	109,422	15,570,887

		97,345,078

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	155,000	7,811,093
DSV Panalpina A/S (Denmark)	50,007	8,387,050
Expeditors International of Washington, Inc.	185,566	17,649,182
Royal Mail PLC (United Kingdom)*	58,331	269,437
United Parcel Service, Inc. (Class B Stock)	213,765	35,998,026

		70,114,788

Airlines — 0.2%
Air New Zealand Ltd. (New Zealand)*	1,565,100	2,035,571
Deutsche Lufthansa AG (Germany)*(a)	104,000	1,373,735
International Consolidated Airlines Group SA (United Kingdom)*	396,900	874,253
Japan Airlines Co. Ltd. (Japan)*	104,900	2,035,588
Qantas Airways Ltd. (Australia)*	785,200	2,954,329
Southwest Airlines Co.	250,748	11,687,364

		20,960,840

Auto Components — 0.3%
Cie Generale des Etablissements Michelin SCA (France)	28,300	3,636,310
Magna International, Inc. (Canada)	232,756	16,479,125
Pirelli & C SpA (Italy), 144A*	453,000	2,461,102
Yokohama Rubber Co. Ltd. (The) (Japan)	126,100	1,885,746

		24,462,283

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	44,700	4,002,850
Daimler AG (Germany)	50,400	3,575,596
Honda Motor Co. Ltd. (Japan)	171,300	4,809,106
Isuzu Motors Ltd. (Japan)	323,200	3,068,311
Peugeot SA (France)*	112,200	3,085,452
Toyota Motor Corp. (Japan)	36,600	2,823,001

COMMON STOCKS (continued)	Shares	Value
Automobiles (cont’d.)
Volkswagen AG (Germany)	18,200	$3,800,571

		25,164,887

Banks — 1.8%
ABN AMRO Bank NV (Netherlands), 144A, CVA*	129,900	1,261,297
Aozora Bank Ltd. (Japan)	111,800	2,061,437
Banco Bilbao Vizcaya Argentaria SA (Spain)	442,100	2,191,503
Banco Santander SA (Spain)*	1,183,617	3,678,386
Bank of America Corp.	457,587	13,869,462
Barclays PLC (United Kingdom)*	1,448,900	2,915,367
BAWAG Group AG (Austria), 144A*	68,300	3,178,140
BNP Paribas SA (France)*	101,200	5,357,479
Credit Agricole SA (France)*	243,800	3,110,429
Danske Bank A/S (Denmark)*	159,400	2,619,756
DBS Group Holdings Ltd. (Singapore)	192,000	3,645,156
DNB ASA (Norway)*	173,900	3,373,321
Fifth Third Bancorp	706,129	19,467,977
Gunma Bank Ltd. (The) (Japan)	371,000	1,145,386
ING Groep NV (Netherlands)*	244,900	2,321,414
JPMorgan Chase & Co.	150,746	19,155,294
Jyske Bank A/S (Denmark)*	25,822	992,525
Keiyo Bank Ltd. (The) (Japan)	163,500	660,742
Lloyds Banking Group PLC (United Kingdom)*	2,667,500	1,326,824
Mediobanca Banca di Credito Finanziario SpA (Italy)*	240,200	2,223,022
Mitsubishi UFJ Financial Group, Inc. (Japan)	806,800	3,566,335
Mizuho Financial Group, Inc. (Japan)	171,050	2,172,511
Nishi-Nippon Financial Holdings, Inc. (Japan)	215,000	1,378,022
Nordea Bank Abp (Finland)*	246,200	2,023,207
Resona Holdings, Inc. (Japan)	553,800	1,934,018
Signature Bank	69,873	9,453,118
Societe Generale SA (France)*	67,600	1,417,407
Sumitomo Mitsui Financial Group, Inc. (Japan)	116,900	3,606,927
Swedbank AB (Sweden) (Class A Stock)*	122,000	2,134,376
Wells Fargo & Co.	1,195,266	36,073,128

		158,313,966

Beverages — 0.8%
Brown-Forman Corp. (Class B Stock)	172,536	13,704,535
C&C Group PLC (Ireland)*	408,900	1,277,792
Coca-Cola Co. (The)	219,604	12,043,083
Diageo PLC (United Kingdom)	273,204	10,762,721
Monster Beverage Corp.*	297,337	27,497,726

		65,285,857

Biotechnology — 0.7%
AbbVie, Inc.	197,424	21,153,982
CSL Ltd. (Australia)	51,126	11,217,450
Gilead Sciences, Inc.	122,156	7,116,809
Pharming Group NV (Netherlands)*(a)	1,367,900	2,105,254
Regeneron Pharmaceuticals, Inc.*	38,884	18,785,249

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Swedish Orphan Biovitrum AB (Sweden)*	178,200	$3,612,184

		63,990,928

Building Products — 0.6%
AGC, Inc. (Japan)	11,300	394,585
Cie de Saint-Gobain (France)*	70,600	3,257,461
Daikin Industries Ltd. (Japan)	66,600	14,819,200
dormakaba Holding AG (Switzerland)	4,000	2,275,093
Fortune Brands Home & Security, Inc.	96,387	8,262,294
Kingspan Group PLC (Ireland)*	147,210	10,352,243
Nibe Industrier AB (Sweden) (Class B Stock)	252,073	8,274,759
Xinyi Glass Holdings Ltd. (Hong Kong)	1,692,000	4,725,493

		52,361,128

Capital Markets — 1.8%
3i Group PLC (United Kingdom)	196,800	3,130,063
Charles Schwab Corp. (The)	409,211	21,704,551
Credit Suisse Group AG (Switzerland)	471,700	6,167,554
FactSet Research Systems, Inc.(a)	34,063	11,325,948
Goldman Sachs Group, Inc. (The)	32,100	8,465,091
Investec PLC (South Africa)	263,400	679,184
London Stock Exchange Group PLC (United Kingdom)	104,309	12,884,459
Morgan Stanley	653,175	44,762,083
Natixis SA (France)*	488,100	1,675,061
Nomura Holdings, Inc. (Japan)	803,300	4,249,873
Partners Group Holding AG (Switzerland)	10,588	12,614,636
SEI Investments Co.	194,101	11,154,984
State Street Corp.	165,709	12,060,301
UBS Group AG (Switzerland)	478,000	6,851,838

		157,725,626

Chemicals — 1.3%
Arkema SA (France)	32,100	3,680,948
CF Industries Holdings, Inc.	407,926	15,790,816
Chr Hansen Holding A/S (Denmark)*	28,176	2,894,622
Daicel Corp. (Japan)	376,600	2,752,715
DuPont de Nemours, Inc.	445,788	31,699,985
Kaneka Corp. (Japan)	50,000	1,758,385
Lintec Corp. (Japan)	84,700	1,868,682
Mitsubishi Chemical Holdings Corp. (Japan)	270,500	1,636,825
Mitsubishi Gas Chemical Co., Inc. (Japan)	148,900	3,422,646
Mitsui Chemicals, Inc. (Japan)	60,100	1,769,371
Sherwin-Williams Co. (The)	24,319	17,872,276
Sika AG (Switzerland)	46,022	12,624,727
Solvay SA (Belgium)	22,800	2,711,219
Teijin Ltd. (Japan)	139,000	2,622,147
Toagosei Co. Ltd. (Japan)	133,600	1,573,259
Tokuyama Corp. (Japan)	78,600	1,774,728
Ube Industries Ltd. (Japan)	140,900	2,564,699
Yara International ASA (Brazil)	74,600	3,122,864

		112,140,914

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 0.5%
Babcock International Group PLC (United Kingdom)*	325,500	$1,247,196
Cintas Corp.	47,181	16,676,596
Loomis AB (Sweden)	68,300	1,884,569
Rentokil Initial PLC (United Kingdom)*	1,109,134	7,740,300
Securitas AB (Sweden) (Class B Stock).	171,800	2,775,516
Societe BIC SA (France)	39,300	2,225,986
Stericycle, Inc.*	101,728	7,052,802
TOMRA Systems ASA (Norway)	147,012	7,266,223

		46,869,188

Communications Equipment — 0.4%
Cisco Systems, Inc.	793,441	35,506,485

Construction & Engineering — 0.2%
Bouygues SA (France)	97,500	4,011,025
CIMIC Group Ltd. (Australia)*	1	19
Hazama Ando Corp. (Japan)	318,600	2,222,682
HOCHTIEF AG (Germany)	27,200	2,695,492
Kandenko Co. Ltd. (Japan)	183,500	1,552,413
NRW Holdings Ltd. (Australia)	555,300	1,259,912
Obayashi Corp. (Japan)	210,000	1,811,816
Skanska AB (Sweden) (Class B Stock)	147,000	3,753,067

		17,306,426

Construction Materials — 0.1%
China Resources Cement Holdings Ltd. (China)	1,812,000	2,029,051
HeidelbergCement AG (Germany)	27,000	2,063,176
Imerys SA (France)	37,200	1,764,706
Wienerberger AG (Austria)	88,200	2,804,440

		8,661,373

Consumer Finance — 0.0%
Credit Saison Co. Ltd. (Japan)	100,600	1,160,209

Containers & Packaging — 0.4%
International Paper Co.	496,495	24,685,731
Rengo Co. Ltd. (Japan)	387,800	3,248,302
Smurfit Kappa Group PLC (Ireland)	58,500	2,730,696

		30,664,729

Distributors — 0.0%
Inchcape PLC (United Kingdom)*	136,200	1,202,675

Diversified Consumer Services — 0.2%
TAL Education Group (China), ADR*	191,237	13,675,358

Diversified Financial Services — 0.3%
Equitable Holdings, Inc.	488,622	12,503,837
Fuyo General Lease Co. Ltd. (Japan)	44,400	2,937,199
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	538,400	2,589,505
ORIX Corp. (Japan)	261,300	4,017,298

		22,047,839

Diversified Telecommunication Services — 0.3%
BT Group PLC (United Kingdom)*	1,812,200	3,291,109
Deutsche Telekom AG (Germany)	183,500	3,370,389
Nippon Telegraph & Telephone Corp. (Japan)	390,000	9,965,295

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (cont’d.)
Orange SA (France)(a)	408,200	$4,858,396
Telefonica SA (Spain)	431,500	1,716,246
United Internet AG (Germany)	84,300	3,551,103

		26,752,538

Electric Utilities — 1.3%
Edison International	252,499	15,861,987
Endesa SA (Spain)(a)	124,600	3,411,033
Enel SpA (Italy)	613,900	6,224,759
Entergy Corp.	74,706	7,458,647
NextEra Energy, Inc.	264,937	20,439,889
Orsted A/S (Denmark), 144A	80,139	16,437,284
Southern Co. (The)	626,672	38,496,461

		108,330,060

Electrical Equipment — 0.2%
Rockwell Automation, Inc.	34,512	8,655,955
Signify NV (Netherlands), 144A*	105,000	4,515,800

		13,171,755

Electronic Equipment, Instruments & Components — 0.9%
Daiwabo Holdings Co. Ltd. (Japan)	33,100	2,944,923
Halma PLC (United Kingdom)	209,173	7,017,803
Hexagon AB (Sweden) (Class B Stock)	214,513	19,593,998
Hitachi Ltd. (Japan)	56,900	2,243,374
Japan Aviation Electronics Industry Ltd. (Japan)	125,000	1,916,081
Keyence Corp. (Japan)	37,800	21,275,394
Kingboard Holdings Ltd. (China)	915,000	3,856,487
TE Connectivity Ltd.	107,653	13,033,549
Tongda Group Holdings Ltd. (Hong Kong)	12,390,000	914,513
Venture Corp. Ltd. (Singapore)	196,300	2,893,150

		75,689,272

Energy Equipment & Services — 0.2%
Schlumberger NV	632,063	13,797,935

Entertainment — 1.1%
Electronic Arts, Inc.	144,820	20,796,152
NetEase, Inc. (China)	649,075	12,422,843
Sea Ltd. (Taiwan), ADR*(a)	45,466	9,050,007
Walt Disney Co. (The)*	266,308	48,249,683

		90,518,685

Equity Real Estate Investment Trusts (REITs) — 2.7%
AEON REIT Investment Corp. (Japan)	1,200	1,537,132
Agree Realty Corp.(a)	10,315	686,773
Alexandria Real Estate Equities, Inc.	40,615	7,238,405
American Homes 4 Rent (Class A Stock)	120,079	3,602,370
American Tower Corp.	28,325	6,357,830
Americold Realty Trust	63,805	2,381,841
Apartment Income REIT Corp.*	54,846	2,106,635
Apartment Investment & Management Co. (Class A Stock)	54,846	289,587
AvalonBay Communities, Inc.	71,222	11,426,145
Camden Property Trust	25,110	2,508,991
CoreSite Realty Corp.	9,822	1,230,500

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Crown Castle International Corp.	15,715	$2,501,671
Digital Realty Trust, Inc.	43,038	6,004,231
Duke Realty Corp.	226,067	9,035,898
Equinix, Inc.	12,925	9,230,776
Equity LifeStyle Properties, Inc.	73,752	4,672,927
Equity Residential	118,878	7,047,088
Essex Property Trust, Inc.	19,663	4,668,389
First Industrial Realty Trust, Inc.	43,677	1,840,112
Gaming & Leisure Properties, Inc.	32,558	1,380,459
Healthpeak Properties, Inc.	102,197	3,089,415
Invitation Homes, Inc.	187,160	5,558,652
Kimco Realty Corp.	55,016	825,790
MGM Growth Properties LLC (Class A Stock)	143,016	4,476,401
Mid-America Apartment Communities, Inc.	32,352	4,098,675
Mirvac Group (Australia)	1,279,400	2,608,901
Prologis, Inc.	183,423	18,279,936
Public Storage	13,271	3,064,672
QTS Realty Trust, Inc. (Class A Stock)(a)	13,754	851,098
Realty Income Corp.	41,262	2,565,259
Regency Centers Corp.	46,307	2,111,136
Rexford Industrial Realty, Inc.	42,976	2,110,551
SBA Communications Corp.	80,312	22,658,425
Segro PLC (United Kingdom)	747,538	9,719,959
SL Green Realty Corp.(a)	104,139	6,204,602
Stockland (Australia)	808,100	2,616,750
Sun Communities, Inc.	64,242	9,761,572
Sunstone Hotel Investors, Inc.	83,712	948,457
UDR, Inc.	87,516	3,363,240
Welltower, Inc.	140,600	9,085,572
Weyerhaeuser Co.	864,777	28,995,973

		228,742,796

Food & Staples Retailing — 0.6%
Carrefour SA (France)	194,400	3,338,099
Costco Wholesale Corp.	31,187	11,750,638
J Sainsbury PLC (United Kingdom)	1,474,700	4,544,326
Koninklijke Ahold Delhaize NV (Netherlands)	283,500	8,106,837
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	45,400	1,932,782
Metcash Ltd. (Australia)	1,047,200	2,734,642
Tesco PLC (United Kingdom)	1,936,900	6,139,015
Valor Holdings Co. Ltd. (Japan)	38,700	991,030
Walmart, Inc.	82,936	11,955,224
Wm Morrison Supermarkets PLC (United Kingdom)	1,281,100	3,114,278

		54,606,871

Food Products — 0.8%
Bunge Ltd.	185,376	12,156,958
Conagra Brands, Inc.	413,171	14,981,580
Inghams Group Ltd. (Australia)	587,900	1,416,718
Leroy Seafood Group ASA (Norway)	450,600	3,188,900
Origin Enterprises PLC (Ireland)	206,800	783,348
Premier Foods PLC (United Kingdom)*	672,846	921,980

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Prima Meat Packers Ltd. (Japan)	70,600	$2,239,974
Tate & Lyle PLC (United Kingdom)	427,700	3,943,123
Tyson Foods, Inc. (Class A Stock)	298,396	19,228,638
WH Group Ltd. (Hong Kong), 144A	5,764,000	4,843,396
Wilmar International Ltd. (China)	471,000	1,662,386

		65,367,001

Gas Utilities — 0.0%
Enagas SA (Spain)	73,900	1,621,153
Rubis SCA (France)	48,700	2,269,697

		3,890,850

Health Care Equipment & Supplies — 2.5%
Asahi Intecc Co. Ltd. (Japan)	153,300	5,593,846
Becton, Dickinson & Co.	82,201	20,568,334
Coloplast A/S (Denmark) (Class B Stock)	69,822	10,615,002
Danaher Corp.	74,315	16,508,334
DexCom, Inc.*	40,240	14,877,533
Edwards Lifesciences Corp.*	173,580	15,835,703
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	258,454	6,125,665
Hologic, Inc.*	210,859	15,356,861
Hoya Corp. (Japan)	98,500	13,639,892
Intuitive Surgical, Inc.*	43,006	35,183,209
Medtronic PLC	248,273	29,082,699
Straumann Holding AG (Switzerland)	11,317	13,196,518
Zimmer Biomet Holdings, Inc.	93,973	14,480,299

		211,063,895

Health Care Providers & Services — 0.4%
Alfresa Holdings Corp. (Japan)	104,600	1,914,422
Anthem, Inc.	11,600	3,724,644
CVS Health Corp.	262,035	17,896,991
Fresenius SE & Co. KGaA (Germany)	86,500	4,071,239
Medipal Holdings Corp. (Japan)	134,900	2,532,029
Toho Holdings Co. Ltd. (Japan)	42,900	754,446

		30,893,771

Health Care Technology — 0.2%
Cerner Corp.	167,851	13,172,946
M3, Inc. (Japan)	45,000	4,255,650

		17,428,596

Hotels, Restaurants & Leisure — 0.7%
Aristocrat Leisure Ltd. (Australia)	304,906	7,320,860
Betsson AB (Sweden)*	207,400	1,864,091
Compass Group PLC (United Kingdom)	449,858	8,376,497
Las Vegas Sands Corp.	150,771	8,985,952
Starbucks Corp.	185,078	19,799,644
Yum China Holdings, Inc. (China)	99,634	5,688,105
Yum! Brands, Inc.	90,496	9,824,246

		61,859,395

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)*	231,000	2,127,502

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
Bellway PLC (United Kingdom)	55,100	$2,234,589
Haseko Corp. (Japan)	158,200	1,812,229
Nikon Corp. (Japan)	227,800	1,439,859
Redrow PLC (United Kingdom)*	193,000	1,516,631
Taylor Wimpey PLC (United Kingdom)*	1,112,300	2,533,587
Vistry Group PLC (United Kingdom)*	206,500	2,665,492

		14,329,889

Household Products — 0.2%
Colgate-Palmolive Co.	134,708	11,518,881
Kimberly-Clark Corp.	70,995	9,572,256

		21,091,137

Industrial Conglomerates — 0.8%
CK Hutchison Holdings Ltd. (United Kingdom)	281,500	1,963,533
General Electric Co.	4,103,157	44,314,095
Rheinmetall AG (Germany)	38,759	4,128,409
Roper Technologies, Inc.	37,910	16,342,622

		66,748,659

Insurance — 2.1%
Aegon NV (Netherlands)	612,300	2,429,873
Ageas SA/NV (Belgium)	67,000	3,574,038
AIA Group Ltd. (Hong Kong)	1,171,200	14,422,421
Allianz SE (Germany)	26,400	6,480,620
American International Group, Inc.	811,125	30,709,192
ASR Nederland NV (Netherlands)	63,500	2,580,158
Aviva PLC (United Kingdom)	527,900	2,357,187
AXA SA (France)	173,900	4,193,614
Baloise Holding AG (Switzerland)	12,200	2,177,396
Chubb Ltd.	226,124	34,805,006
CNP Assurances (France)*	146,900	2,389,953
Dai-ichi Life Holdings, Inc. (Japan)	221,000	3,330,864
Helvetia Holding AG (Switzerland)	26,500	2,808,690
Legal & General Group PLC (United Kingdom)	686,400	2,522,655
Mapfre SA (Spain)	1,058,800	2,068,466
Marsh & McLennan Cos., Inc.	130,157	15,228,369
MetLife, Inc.	542,849	25,486,761
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	11,500	3,475,173
NN Group NV (Netherlands)	78,800	3,435,701
Sompo Holdings, Inc. (Japan)	57,000	2,305,292
Swiss Life Holding AG (Switzerland)	15,400	7,205,603
Unipol Gruppo SpA (Italy)*	473,000	2,266,390
UnipolSai Assicurazioni SpA (Italy)	759,000	2,017,174
Zurich Insurance Group AG (Switzerland)	11,600	4,918,040

		183,188,636

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	12,287	21,534,688
Alphabet, Inc. (Class C Stock)*	25,613	44,870,903
Facebook, Inc. (Class A Stock)*	162,526	44,395,602
Match Group, Inc.*	95,478	14,435,319

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (cont’d.)
Tencent Holdings Ltd. (China)	281,600	$20,455,315

		145,691,827

Internet & Direct Marketing Retail — 1.8%
Alibaba Group Holding Ltd. (China)*	643,368	19,377,084
Alibaba Group Holding Ltd. (China), ADR*	184,229	42,875,615
Amazon.com, Inc.*	23,730	77,286,949
MercadoLibre, Inc. (Argentina)*	8,812	14,762,039
Trainline PLC (United Kingdom), 144A*	765,471	4,891,420

		159,193,107

IT Services — 1.9%
Adyen NV (Netherlands), 144A*	8,408	19,618,073
Amadeus IT Group SA (Spain)	130,686	9,551,233
Atos SE (France)*	30,300	2,749,736
Automatic Data Processing, Inc.	30,889	5,442,642
Capgemini SE (France)	30,000	4,671,631
DTS Corp. (Japan)	103,200	2,125,732
Genpact Ltd.	231,215	9,563,052
Mastercard, Inc. (Class A Stock)	57,666	20,583,302
NS Solutions Corp. (Japan)	53,100	1,566,863
PayPal Holdings, Inc.*	93,723	21,949,927
Shopify, Inc. (Canada) (Class A Stock)*	14,296	16,182,357
Sopra Steria Group (France)*	21,600	3,503,524
Visa, Inc. (Class A Stock)(a)	205,443	44,936,547

		162,444,619

Life Sciences Tools & Services — 0.9%
Illumina, Inc.*	49,726	18,398,620
Lonza Group AG (Switzerland)	25,670	16,550,641
Sartorius Stedim Biotech (France)	18,375	6,568,507
Thermo Fisher Scientific, Inc.	67,780	31,570,568

		73,088,336

Machinery — 1.7%
Atlas Copco AB (Sweden) (Class A Stock)	271,491	13,844,171
Caterpillar, Inc.	66,000	12,013,320
Cummins, Inc.	46,931	10,658,030
Deere & Co.	113,383	30,505,696
Duerr AG (Germany)	29,800	1,221,812
Fortive Corp.	207,072	14,664,839
Hong Leong Asia Ltd. (Singapore)	377,000	218,729
Illinois Tool Works, Inc.	54,884	11,189,750
Rational AG (Germany)(a)	10,988	10,247,390
SKF AB (Sweden) (Class B Stock)	132,500	3,443,335
SMC Corp. (Japan)	21,200	12,950,469
Spirax-Sarco Engineering PLC (United Kingdom)	50,389	7,812,223
Sumitomo Heavy Industries Ltd. (Japan)	67,500	1,672,808
Tsubakimoto Chain Co. (Japan)	74,400	1,962,139
Valmet OYJ (Finland)	115,900	3,316,805
Vesuvius PLC (United Kingdom)	152,000	1,114,536
Volvo AB (Sweden) (Class B Stock)*	285,200	6,721,075

		143,557,127

COMMON STOCKS (continued)	Shares	Value
Marine — 0.0%
D/S Norden A/S (Denmark)	90,500	$1,629,878
Dfds A/S (Denmark)*	44,500	2,006,215

		3,636,093

Media — 0.5%
Comcast Corp. (Class A Stock)	349,877	18,333,555
Fox Corp. (Class B Stock)	310,317	8,961,955
News Corp. (Class A Stock)	640,509	11,509,947
Nippon Television Holdings, Inc. (Japan)	193,400	2,104,896
Reach PLC (United Kingdom)*	132,014	260,991
SKY Perfect JSAT Holdings, Inc. (Japan)	426,900	2,108,067
Telenet Group Holding NV (Belgium)	52,100	2,242,576

		45,521,987

Metals & Mining — 0.5%
Anglo American PLC (South Africa)	183,700	6,118,321
Aurubis AG (Germany)	28,200	2,196,122
Bekaert SA (Belgium)	89,000	2,958,683
BHP Group Ltd. (Australia)	126,400	4,130,711
Boliden AB (Sweden)	109,300	3,887,888
Fortescue Metals Group Ltd. (Australia)	523,500	9,493,677
Mineral Resources Ltd. (Australia)	64,200	1,862,563
Perenti Global Ltd. (Australia)	963,600	1,019,369
Rio Tinto Ltd. (Australia)	67,500	5,953,093
St. Barbara Ltd. (Australia)	859,100	1,556,347

		39,176,774

Multiline Retail — 0.1%
Harvey Norman Holdings Ltd. (Australia)	908,500	3,300,022
Kohl’s Corp.	188,946	7,688,213
Marks & Spencer Group PLC (United Kingdom)*	849,800	1,583,549

		12,571,784

Multi-Utilities — 0.3%
A2A SpA (Italy)	2,294,000	3,669,778
AGL Energy Ltd. (Australia)	243,600	2,246,574
Ameren Corp.	148,795	11,614,938
Engie SA (France)*	162,000	2,487,994
Sempra Energy	66,420	8,462,572

		28,481,856

Oil, Gas & Consumable Fuels — 1.4%
Beach Energy Ltd. (Australia)	1,069,900	1,495,651
ConocoPhillips	305,919	12,233,701
Equinor ASA (Norway)	123,600	2,080,654
Exxon Mobil Corp.	332,668	13,712,575
Neste OYJ (Finland)	207,224	15,004,675
OMV AG (Austria)	86,600	3,498,806
Pioneer Natural Resources Co.	74,612	8,497,561
Reliance Industries Ltd. (India)	445,507	12,145,692
Reliance Industries Ltd., PP (India)	30,158	464,762
Repsol SA (Spain)	363,200	3,680,627
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	274,900	4,708,338

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
TC Energy Corp. (Canada)	286,295	$11,657,932
TOTAL SE (France)	96,000	4,142,158
TOTAL SE (France), ADR(a)	727,578	30,492,794

		123,815,926

Paper & Forest Products — 0.0%
Lee & Man Paper Manufacturing Ltd. (China)	2,829,000	2,322,962

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	58,928	15,686,044
L’Oreal SA (France)	29,115	11,072,418
Shiseido Co. Ltd. (Japan)	99,900	6,906,844

		33,665,306

Pharmaceuticals — 2.6%
Astellas Pharma, Inc. (Japan)	403,300	6,230,904
Bayer AG (Germany)	74,300	4,391,407
Elanco Animal Health, Inc.*	401,929	12,327,162
GlaxoSmithKline PLC (United Kingdom)	687,800	12,648,967
Ipsen SA (France)	21,900	1,824,002
Johnson & Johnson	155,138	24,415,619
Merck & Co., Inc.	101,049	8,265,808
Novartis AG (Switzerland)	121,300	11,474,294
Novartis AG (Switzerland), ADR	286,335	27,038,614
Novo Nordisk A/S (Denmark), ADR	84,325	5,890,101
Novo Nordisk A/S (Denmark) (Class B Stock)	167,634	11,639,155
Perrigo Co. PLC	179,438	8,024,467
Pfizer, Inc.	397,497	14,631,865
Roche Holding AG (Switzerland)	51,600	18,060,459
Roche Holding AG (Switzerland), ADR	472,248	20,703,352
Sanofi (France)	108,500	10,495,847
Sawai Pharmaceutical Co. Ltd. (Japan)	39,600	1,795,982
Shionogi & Co. Ltd. (Japan)	45,700	2,498,943
Teva Pharmaceutical Industries Ltd. (Israel)*	173,300	1,660,567
Towa Pharmaceutical Co. Ltd. (Japan)	98,400	1,825,340
UCB SA (Belgium)	26,100	2,698,790
Zoetis, Inc.	114,482	18,946,771

		227,488,416

Professional Services — 0.5%
Adecco Group AG (Switzerland)	61,700	4,140,198
Experian PLC (United Kingdom)	343,264	13,040,414
Nielsen Holdings PLC	365,402	7,625,940
Nihon M&A Center, Inc. (Japan)	127,400	8,535,826
Teleperformance (France)	21,500	7,180,673

		40,523,051

Real Estate Management & Development — 0.1%
CK Asset Holdings Ltd. (Hong Kong)	194,000	995,232
Daito Trust Construction Co. Ltd. (Japan)	30,400	2,841,723
Daiwa House Industry Co. Ltd. (Japan)	115,100	3,416,763
Nexity SA (France)	29,500	1,281,812

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (cont’d.)
Nomura Real Estate Holdings, Inc. (Japan)	84,800	$1,873,458

		10,408,988

Road & Rail — 0.2%
Canadian National Railway Co. (Canada)	127,538	14,021,265
Firstgroup PLC (United Kingdom)*	766,000	784,865
Go-Ahead Group PLC (The) (United Kingdom)*	96,500	1,303,139
National Express Group PLC (United Kingdom)*	469,400	1,528,410
Sankyu, Inc. (Japan)	46,800	1,764,696
Seino Holdings Co. Ltd. (Japan)	87,700	1,234,486

		20,636,861

Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials, Inc.	343,724	29,663,381
ASML Holding NV (Netherlands)	23,630	11,613,856
Dialog Semiconductor PLC (United Kingdom)*	63,800	3,491,735
Infineon Technologies AG (Germany)	520,458	20,109,147
NVIDIA Corp.	69,514	36,300,211
NXP Semiconductors NV (Netherlands)	160,284	25,486,759
QUALCOMM, Inc.	375,828	57,253,637
Siltronic AG (Germany)(a)	20,200	3,179,024
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,201,000	22,686,829
Texas Instruments, Inc.	130,129	21,358,073
Tokyo Seimitsu Co. Ltd. (Japan)	46,700	2,205,903
Ulvac, Inc. (Japan)	35,800	1,532,428

		234,880,983

Software — 3.5%
Adobe, Inc.*	31,138	15,572,737
Atlassian Corp. PLC (Class A Stock)*	27,868	6,517,489
Autodesk, Inc.*	200,826	61,320,211
Check Point Software Technologies Ltd. (Israel)*(a)	25,800	3,429,078
Citrix Systems, Inc.	82,982	10,795,958
Intuit, Inc.	51,331	19,498,080
Micro Focus International PLC (United Kingdom)*	218,500	1,267,100
Microsoft Corp.	389,073	86,537,617
Oracle Corp.	452,779	29,290,274
salesforce.com, Inc.*	135,293	30,106,751
ServiceNow, Inc.*	20,219	11,129,144
TeamViewer AG (Germany), 144A*	102,634	5,523,358
Temenos AG (Switzerland)	62,289	8,732,930
Workday, Inc. (Class A Stock)*	52,366	12,547,417

		302,268,144

Specialty Retail — 0.3%
EDION Corp. (Japan)	185,400	1,885,195
Geo Holdings Corp. (Japan)	96,500	1,129,524
Kingfisher PLC (United Kingdom)*	954,700	3,530,222
K’s Holdings Corp. (Japan)	82,400	1,146,827
Super Retail Group Ltd. (Australia)	335,300	2,735,169

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
TJX Cos., Inc. (The)	231,664	$15,820,335

		26,247,272

Technology Hardware, Storage & Peripherals — 0.0%
Brother Industries Ltd. (Japan)	116,600	2,401,618

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.*	58,533	20,371,240
LVMH Moet Hennessy Louis Vuitton SE (France)	38,311	23,916,408
Pandora A/S (Denmark)	19,400	2,180,392
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,055,500	2,208,975

		48,677,015

Thrifts & Mortgage Finance — 0.2%
Housing Development Finance Corp. Ltd. (India)	386,253	13,562,205
Paragon Banking Group PLC (United Kingdom)	358,700	2,407,255

		15,969,460

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	265,100	9,859,672
Imperial Brands PLC (United Kingdom)	180,600	3,811,843
Philip Morris International, Inc.	257,953	21,355,929

		35,027,444

Trading Companies & Distributors — 0.4%
Ashtead Group PLC (United Kingdom)	349,989	16,428,222
ITOCHU Corp. (Japan)	250,800	7,216,284
Kanamoto Co. Ltd. (Japan)	92,800	1,994,165
Marubeni Corp. (Japan)	478,600	3,190,017
Mitsui & Co. Ltd. (Japan)	119,600	2,193,350
Sojitz Corp. (Japan)	1,001,900	2,233,894
Sumitomo Corp. (Japan)	30,500	404,968

		33,660,900

Transportation Infrastructure — 0.0%
Kamigumi Co. Ltd. (Japan)	67,900	1,239,124
Shenzhen International Holdings Ltd. (China)	636,000	1,030,533

		2,269,657

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	269,000	7,996,512

TOTAL COMMON STOCKS (cost $3,282,504,774)		4,294,056,343

EXCHANGE-TRADED FUNDS — 0.8%
iShares Core U.S. Aggregate Bond ETF	254,000	30,020,260
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	275,500	38,054,815

TOTAL EXCHANGE-TRADED FUNDS (cost $67,646,485)		68,075,075

PREFERRED STOCKS — 0.3%	Shares	Value
Automobiles — 0.1%
Porsche Automobil Holding SE (Germany) (PRFC)	84,700	$5,963,303

Capital Markets — 0.0%
State Street Corp. 5.350%, Series G, Maturing 12/31/49	15,000	434,400

Electric Utilities — 0.1%
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	106,073	5,505,189

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	59,946	3,304,823

Multi-Utilities — 0.1%
Sempra Energy, Series A, CVT, 6.000%, Maturing 01/15/21	80,512	8,031,877
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	18,783	1,948,361

		9,980,238

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	9,249	451,721

TOTAL PREFERRED STOCKS (cost $24,399,502)		25,639,674

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/13/21 (cost $127,473)	363,200	124,548

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 4.1%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	200	206,121
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	700	713,116
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	200	201,578
Series 2020-03A, Class D
1.730%	07/15/26	200	202,721
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	2,100	2,473,770
Hertz Vehicle Financing II LP,
Series 2019-02A, Class A, 144A
3.420%	05/25/25	297	297,691
Series 2019-03A, Class A, 144A
2.670%	12/26/25	401	402,249

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Hertz Vehicle Financing LP,
Series 2016-02A, Class A, 144A
2.950%	03/25/22	22	$21,889
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,900	3,184,448
Series 2019-01A, Class B, 144A
3.950%	11/14/28	600	660,414
Oscar US Funding XI LLC (Japan),
Series 2019-02A, Class A2, 144A
2.490%	08/10/22	1,201	1,207,045
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	300	308,448
Series 2020-03, Class D
1.640%	11/16/26	1,200	1,217,696
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	2,700	2,883,361

			13,980,547

Collateralized Loan Obligations — 2.2%
AGL Core CLO Ltd. (Cayman Islands),
Series 2020-05A, Class A1, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.349%(c)	07/20/30	4,000	4,003,720
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-09A, Class AR, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/32	5,000	4,999,988
Apres Static CLO Ltd. (Cayman Islands),
Series 2020-01A, Class B, 144A, 3 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
3.987%(c)	04/15/28	3,000	3,005,427
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.517%(c)	07/15/29	500	499,412
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.549%(c)	10/21/32	6,000	5,999,984
Ballyrock CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)
1.597%(c)	07/15/32	4,500	4,500,011
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.258%(c)	07/17/28	1,095	1,092,348
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	07/15/29	1,499	1,499,199
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.577%(c)	10/15/32	2,500	2,499,995

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-21A, Class A1, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.957%(c)	07/15/31		9,500	$9,556,938
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	04/15/29		1,000	999,998
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.448%(c)	04/20/31		1,989	1,983,646
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.438%(c)	07/20/31		750	749,031
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.578%(c)	10/20/32		4,500	4,506,751
Series 2020-12A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.930%(c)	07/20/31		9,500	9,554,839
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.195%(c)	04/24/31		4,000	3,975,385
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.258%(c)	04/20/31		2,500	2,489,719
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A2, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.319%(c)	07/20/31		2,750	2,756,227
Greywolf CLO Ltd. (Cayman Islands),
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.506%(c)	04/15/33		2,750	2,750,264
Harvest CLO DAC (Ireland),
Series 25A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	01/21/34	EUR	6,000	7,335,823
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.245%(c)	04/25/31		4,988	4,952,965
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.736%(c)	10/17/31		4,000	4,005,778
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.154%(c)	05/20/29		5,164	5,150,803
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.070%(c)	10/15/31		3,500	3,503,658

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	07/20/31		1,200	$1,194,803
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class A2, 144A
0.000%(cc)	09/01/31		4,000	3,999,852
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.225%(c)	07/15/29		4,750	4,761,702
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.466%(c)	10/22/30		3,925	3,915,090
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080%
1.298%(c)	04/17/31		9,359	9,318,254
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.268%(c)	04/20/31		3,000	2,977,870
Pikes Peak CLO (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.607%(c)	07/15/32		4,750	4,753,782
RRE Loan Management DAC (Ireland),
Series 05A, Class A1, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	10/15/33	EUR	5,000	6,096,190
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.407%(c)	07/15/31		4,250	4,233,147
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.513%(c)	10/20/32		9,750	9,760,605
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.459%(c)	10/23/31		4,250	4,239,440
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.508%(c)	10/20/28		4,750	4,749,988
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.588%(c)	01/20/32		5,000	4,999,986
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.637%(c)	07/15/27		4,500	4,460,101
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31		5,217	5,192,118
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31		3,000	2,990,360

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.815%(c)	01/25/31		1,750	$1,739,161
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.185%(c)	04/25/31		3,000	2,977,745
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	01/17/31		3,750	3,728,143
Series 2020-02A, Class A, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
2.054%(c)	07/15/31		8,000	8,007,172
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.366%(c)	01/22/31		2,000	1,992,092
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29		1,457	1,445,032

				189,904,542

Consumer Loans — 0.2%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	300	234,283
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		200	202,552
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27		1,600	1,645,095
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,800	1,853,309
Series 2019-02A, Class A, 144A
2.780%	04/20/28		900	924,231
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		600	613,363
Series 2020-AA, Class A, 144A
2.190%	08/21/34		400	406,098
Marlette Funding Trust,
Series 2019-03A, Class A, 144A
2.690%	09/17/29		82	82,806
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A
2.790%	09/14/32		500	501,855
Series 2017-01A, Class C, 144A
3.350%	09/14/32		500	501,278
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,400	1,425,095
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24		850	856,519
Series 2018-B, Class C, 144A
5.430%	07/08/24		500	503,805

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A
3.610%	03/08/24		1,010	$1,010,000
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24		1,200	1,219,311
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24		900	915,677
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,300	1,317,654
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,400	1,410,740
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	02/25/23		420	412,900
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	08/25/25		1,000	965,500

				17,002,071

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		1,800	2,173,011
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)
1.448%(c)	11/15/28	GBP	1,275	1,748,113

				3,921,124

Home Equity Loans — 0.3%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	04/25/34		758	743,514
Series 2005-WF01, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	05/25/35		1,359	1,357,682
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W07, Class A2, 1 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.188%(c)	05/25/34		149	133,994
Asset-Backed Funding Certificates Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.848%(c)	06/25/34		43	41,690
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	10/25/34		326	320,913
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-HE05, Class M2, 1 Month LIBOR + 1.035% (Cap N/A, Floor 1.035%)
1.183%(c)	06/25/35		432	431,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.145% (Cap N/A, Floor 0.145%)
0.293%(c)	09/25/36	692	$662,877
Series 2007-AHL01, Class A2C, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.358%(c)	12/25/36	2,900	2,737,667
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	10/25/35	400	376,461
First NLC Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 0.070% (Cap N/A, Floor 0.070%)
0.218%(c)	08/25/37	859	529,015
Home Equity Asset Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.943%(c)	07/25/34	93	92,218
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	08/25/34	162	161,053
Series 2005-02, Class M6, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	07/25/35	2,000	2,003,935
Series 2005-08, Class M2, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)
0.598%(c)	02/25/36	900	863,250
Series 2005-09, Class M1, 1 Month LIBOR + 0.410% (Cap N/A, Floor 0.410%)
0.558%(c)	04/25/36	1,885	1,865,599
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	01/25/35	602	582,960
Series 2007-HE06, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.208%(c)	05/25/37	19	16,435
New Century Home Equity Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.765%)
0.913%(c)	02/25/35	634	620,526
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-FM01, Class 2A4, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	11/25/35	3,000	2,789,414
Series 2006-WF01, Class M2, 1 Month LIBOR + 0.435% (Cap N/A, Floor 0.435%)
0.583%(c)	03/25/36	700	683,589
NovaStar Mortgage Funding Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.705% (Cap 11.000%, Floor 0.705%)
0.853%(c)	01/25/36	400	395,868
Option One Mortgage Loan Trust,
Series 2004-03, Class M2, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	11/25/34	619	610,529

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-04, Class M1, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	11/25/35	186	$186,041
RAMP Trust,
Series 2005-EFC04, Class M3, 1 Month LIBOR + 0.720% (Cap 14.000%, Floor 0.720%)
0.868%(c)	09/25/35	2,623	2,619,586
RASC Trust,
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.660% (Cap 14.000%, Floor 0.660%)
0.808%(c)	11/25/35	1,416	1,407,707
Series 2006-KS07, Class M1, 1 Month LIBOR + 0.280% (Cap 14.000%, Floor 0.280%)
0.428%(c)	09/25/36	2,200	2,116,244
Renaissance Home Equity Loan Trust,
Series 2007-03, Class AF3
7.238%	09/25/37	552	314,022
Soundview Home Loan Trust,
Series 2005-OPT02, Class M2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.988%(c)	08/25/35	2,200	2,063,976
Series 2006-NLC01, Class A1, 144A, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.208%(c)	11/25/36	23	9,354
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.088%(c)	11/25/33	48	45,978
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	04/25/37	3,938	2,009,101

			28,792,996

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24	3,780	3,653,074

Residential Mortgage-Backed Securities — 1.0%
Ameriquest Mortgage Securities Trust,
Series 2006-R01, Class M1, 1 Month LIBOR + 0.390% (Cap N/A, Floor 0.390%)
0.538%(c)	03/25/36	1,677	1,664,150
Asset-Backed Pass-Through Certificates,
Series 2005-R04, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.823%(c)	07/25/35	2,754	2,748,399
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AQ01, Class A1, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
0.258%(c)	04/25/31	50	100,974
Carrington Mortgage Loan Trust,
Series 2006-FRE01, Class A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	04/25/36	2,460	2,086,644

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
C-BASS TRUST,
Series 2006-CB09, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.208%(c)	11/25/36	18	$10,941
Citigroup Mortgage Loan Trust,
Series 2007-WFH02, Class M2, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)
0.598%(c)	03/25/37	8,000	7,756,927
Countrywide Asset-Backed Certificates,
Series 2004-ECC01, Class M2, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	09/25/34	359	357,259
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	06/25/37	2,117	1,961,393
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
0.678%(c)	02/25/36	539	536,132
Series 2005-17, Class 2AV, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.388%(c)	05/25/36	844	842,765
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.608%(c)	05/25/36	2,600	2,570,773
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.888%(c)	08/25/47	1,267	1,239,562
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	428	429,382
Series 2020-11R, Class 1A1, 144A
2.303%	04/25/38^	1,205	1,205,000
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	07/25/37	35	27,365
CSAB Mortgage-Backed Trust,
Series 2006-04, Class A6A
6.184%	12/25/36	37	12,935
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.248%(c)	05/25/37	141	141,382
Fieldstone Mortgage Investment Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.380% (Cap 12.250%, Floor 0.380%)
0.528%(c)	05/25/36	1,609	1,280,349
First Franklin Mortgage Loan Trust,
Series 2006-FF05, Class 2A4, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.628%(c)	04/25/36	1,100	955,552
Series 2006-FF10, Class A1, 1 Month LIBOR + 0.115% (Cap N/A, Floor 0.000%)
0.263%(c)	07/25/36	2,072	1,936,803
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.458%(c)	07/25/36	867	824,528

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.883%(c)	09/25/35	115	$113,809
Series 2006-NC02, Class A2B, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
0.238%(c)	06/25/36	1,164	805,400
Series 2007-HE02, Class A2C, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
0.418%(c)	03/25/47	2,111	1,978,766
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	12/25/46	2,106	1,350,167
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH02, Class AV5, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.358%(c)	10/25/36	73	71,143
Series 2006-WMC03, Class A3, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
0.258%(c)	08/25/36	57	45,203
Series 2007-CH01, Class MV6, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
0.698%(c)	11/25/36	7,700	7,469,010
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59	331	336,052
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	668	669,858
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59	165	167,010
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	1,248	1,253,546
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54	320	323,208
Long Beach Mortgage Loan Trust,
Series 2005-WL02, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	08/25/35	2,000	1,922,313
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM04, Class A2A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	09/25/37	4	2,060
Series 2007-HE02, Class A2A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	02/25/37	10	3,997
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	05/25/34	1,163	1,136,021
Series 2005-WMC01, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	01/25/35	2,467	2,431,341
Series 2006-WMC02, Class A2FP, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.248%(c)	07/25/36	39	20,124

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-02, Class A1, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
0.198%(c)	11/25/36	1	$403
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ02, Class M3, 1 Month LIBOR + 1.035% (Cap N/A, Floor 1.035%)
1.183%(c)	02/25/35	428	427,863
Series 2005-WHQ04, Class M1, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.705%)
0.853%(c)	09/25/35	314	315,049
Pretium Mortgage Credit Partners I LLC,
Series 2020-RPL02, Class A1, 144A
3.179%(cc)	06/27/69	1,690	1,696,465
RAMP Trust,
Series 2005-RZ04, Class M3, 1 Month LIBOR + 0.780% (Cap 11.000%, Floor 0.780%)
0.928%(c)	11/25/35	957	954,261
RASC Trust,
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.495% (Cap 14.000%, Floor 0.495%)
0.643%(c)	04/25/36	400	388,345
Saxon Asset Securities Trust,
Series 2005-01, Class M2, 1 Month LIBOR + 0.720% (Cap 10.000%, Floor 0.720%)
0.868%(c)	05/25/35	500	488,910
Series 2005-01, Class M3, 1 Month LIBOR + 0.780% (Cap 10.000%, Floor 0.780%)
0.928%(c)	05/25/35	772	720,291
Series 2006-02, Class M1, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.438%(c)	09/25/36	3,000	2,815,419
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.458%(c)	09/25/37	520	504,102
Securitized Asset-Backed Receivables LLC Trust,
Series 2005-OP02, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.823%(c)	10/25/35	1,400	1,379,657
Series 2007-BR05, Class A2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.278%(c)	05/25/37	186	153,144
Series 2007-HE01, Class A2A, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.208%(c)	12/25/36	60	18,807
Series 2007-NC01, Class A2A, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
0.198%(c)	12/25/36	1	1,029
Stanwich Mortgage Loan Co. LLC,
Series 2019-NPB01, Class A1, 144A
3.375%	08/15/24	178	177,580
Structured Asset Investment Loan Trust,
Series 2005-04, Class M3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.868%(c)	05/25/35	974	973,966
Series 2005-06, Class M3, 1 Month LIBOR + 0.810% (Cap N/A, Floor 0.810%)
0.958%(c)	07/25/35	3,000	2,896,753

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR	3,212	$3,531,195
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		8,572	9,048,658
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	05/25/58		2,838	2,856,487
Series 2020-01, Class A1, 144A
2.710%(cc)	01/25/60		2,141	2,216,948
Series 2020-02, Class A1A, 144A
1.636%(cc)	04/25/60		2,265	2,305,405
Washington Mutural Asset-Backed Certificates Trust,
Series 2006-HE05, Class 2A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.208%(c)	10/25/36		66	34,473

				82,693,453

Student Loans — 0.1%
SLM Student Loan Trust,
Series 2003-05, Class A5
0.000%(cc)	06/17/24	EUR	47	56,990
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
0.765%(c)	10/25/64		910	897,774
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%	12/15/45		3,966	4,095,584
Series 2019-D, Class 1PT, 144A
2.639%(cc)	01/16/46		3,561	3,677,733
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45		2,911	2,995,158

				11,723,239

TOTAL ASSET-BACKED SECURITIES (cost $344,388,034)				351,671,046

BANK LOANS — 0.1%
Foods — 0.0%
Sigma Bidco BV (Netherlands),
Facility B4 Loan, 1 Month GBP LIBOR + 4.000%
4.036%(c)	07/02/25	GBP	1,450	1,935,506

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		101	109,585
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)
9.000%(c)	06/24/24		1,250	1,006,250

				1,115,835

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26		306	297,138

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Retail (cont’d.)
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.000%(c)	02/07/25	EUR	877	$1,048,128
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	203	240,846
Term B, 3 Month GBP LIBOR + 4.750%
4.776%(c)	02/06/25	GBP	389	516,996

				2,103,108

Telecommunications — 0.0%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.397%(c)	03/15/27		917	905,281

TOTAL BANK LOANS (cost $6,375,096)				6,059,730

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A
4.340%(cc)	05/15/49		4,200	4,485,312
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60		4,200	4,689,784
Series 2017-BNK06, Class A4
3.254%	07/15/60		900	1,001,803
Series 2019-BN18, Class A3
3.325%	05/15/62		1,400	1,576,915
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36		1,170	1,127,166
Series 2016-ETC, Class B, 144A
3.189%	08/14/36		510	463,494
Series 2016-ETC, Class C, 144A
3.391%	08/14/36		430	358,569
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36		1,610	1,240,242
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38		550	457,810
Series 2019-C03, Class A3
3.319%	05/15/52		2,600	2,904,594
Benchmark Mortgage Trust,
Series 2019-B10, Class A3
3.455%	03/15/62		2,300	2,616,177
Series 2019-B12, Class A4
2.859%	08/15/52		1,850	2,032,976
Series 2019-B14, Class A3
3.090%	12/15/62		950	1,047,265
Series 2019-B14, Class A4
2.795%	12/15/62		1,600	1,746,669
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	10/15/36		1,063	1,047,221
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.459%(c)	10/15/36		1,329	1,318,301

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	12/15/36		1,199	$1,170,351
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A3
3.836%	05/15/52		3,600	4,053,485
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50		3,000	3,349,303
Series 2017-CD05, Class A3
3.171%	08/15/50		3,300	3,655,856
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.290%(cc)	02/10/48		76,865	848,605
Commercial Mortgage Trust,
Series 2014-UBS04, Class A5
3.694%	08/10/47		2,083	2,278,464
Series 2015-CR26, Class A4
3.630%	10/10/48		240	269,002
Series 2017-COR02, Class A2
3.239%	09/10/50		3,750	4,181,028
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.309%(c)	05/15/36		2,500	2,485,333
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		2,970	3,007,796
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49		750	844,131
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36		1,300	1,328,044
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36		1,200	1,157,488
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		4,000	4,309,812
Series 2017-C06, Class A4
3.071%	06/10/50		2,700	3,007,562
European Loan Conduit No. 36 DAC (Ireland),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 6.000%, Floor 1.000%)
1.000%(c)	02/17/30	EUR	799	969,139
Exantas Capital Corp.,
Series 2020-RSO09, Class A, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.653%(c)	04/17/37		2,236	2,238,697
FHLMC Multifamily Structured Pass-Through Certificates,
Series K122, Class X1, IO
0.883%(cc)	11/25/30		15,400	1,146,572
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4
3.890%	07/10/51		1,550	1,786,652
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class XA, IO
1.932%(cc)	11/10/45		2,380	63,939

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GS06, Class A2
3.164%	05/10/50		3,100	$3,417,035
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34		310	333,078
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4
3.195%	09/15/50		3,000	3,346,226
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50		1,800	1,988,890
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C02, Class A3, 144A
4.070%	11/15/43		525	524,938
Series 2016-JP02, Class A3
2.559%	08/15/49		2,764	2,944,131
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.609%(c)	12/15/31		3,600	3,518,490
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		2,450	2,726,668
Manhattan West Mortgage Trust,
Series 2020-01MW, Class A, 144A
2.130%	09/10/39		2,300	2,413,980
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C31, Class A5
3.102%	11/15/49		5,000	5,527,192
Morgan Stanley Capital I Trust,
Series 2019-H07, Class A3
3.005%	07/15/52		1,600	1,737,784
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A
0.000%(cc)	01/15/26		1,725	1,723,340
Series 2020-01NYP, Class D, 144A
0.000%(cc)	01/15/26		625	624,407
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53	CAD	807	652,569
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class XCP, IO, 144A
0.000%(cc)	06/15/33		170,633	1,621
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	230,228
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50		4,300	4,675,817
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50		1,647	1,759,847
Series 2016-C35, Class A3
2.674%	07/15/48		4,500	4,793,620
Series 2016-LC24, Class A3
2.684%	10/15/49		1,600	1,731,598
Series 2017-C40, Class A3
3.317%	10/15/50		1,330	1,448,700

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-RB01, Class A4
3.374%	03/15/50		4,700	$5,298,876
Series 2019-C52, Class A4
2.643%	08/15/52		2,000	2,140,507

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $116,594,666)				123,825,099

CORPORATE BONDS — 9.6%
Aerospace & Defense — 0.1%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	(a)	2,230	2,252,039
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	(a)	2,560	2,661,160
3.750%	02/01/50		660	690,957
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23	(a)	400	394,366

				5,998,522

Agriculture — 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		892	906,512

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		883	827,890
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		401	396,883
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22		1,750	1,799,476
Latam Airlines 2015-1 Class A Pass-Through Trust (Chile),
Pass-Through Certificates
4.200%	08/15/29		3,367	3,115,173
Latam Airlines 2015-1 Class B Pass-Through Trust (Chile),
Pass-Through Certificates
4.500%	08/15/25		4,690	2,632,116
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		1,780	2,116,211
5.250%	05/04/25		830	962,268
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		6,040	4,995,215
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		1,225	1,239,446

				18,084,678

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.4%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%
0.714%(c)	08/13/21			300	$300,688
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.430%
0.644%(c)	02/12/21			1,000	1,000,345
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.660%	02/11/21		EUR	1,100	1,344,598
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43			1,000	1,013,522
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22	(a)		1,000	1,016,982
3.096%	05/04/23	(a)		1,510	1,523,399
3.200%	01/15/21			2,400	2,398,088
3.219%	01/09/22			5,050	5,108,649
3.336%	03/18/21			1,300	1,303,374
3.339%	03/28/22			1,800	1,823,333
3.350%	11/01/22			500	507,657
3.370%	11/17/23			300	306,013
3.375%	11/13/25			200	204,350
3.813%	10/12/21	(a)		1,466	1,483,632
4.000%	11/13/30			200	210,129
5.875%	08/02/21			700	715,213
Sr. Unsec’d. Notes, EMTN
0.000%(cc)	12/07/22		EUR	500	588,720
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36			20	27,168
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	04/10/22			3,125	3,218,730
3.700%	05/09/23			1,605	1,703,001
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21			1,700	1,701,297
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.520%
0.737%(c)	03/15/21			400	399,693
Sr. Unsec’d. Notes, 144A, MTN
2.600%	09/28/22			100	102,516
2.800%	01/13/22			500	508,907
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.522%	09/17/25			300	321,493
4.345%	09/17/27			1,800	1,984,632
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
0.000%(cc)	06/15/21		EUR	300	366,899
0.625%	09/08/21		EUR	500	614,542
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
1.154%(c)	11/12/21			2,200	2,214,065
Gtd. Notes, 144A
4.000%	11/12/21			1,700	1,752,355

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Volkswagen International Finance NV (Germany),
Gtd. Notes, 3 Month EURIBOR + 1.550%
1.037%(c)	11/16/24		EUR	500	$632,948

					36,396,938

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	852,276
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26			100	108,844
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)		1,000	1,052,437
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26			1,175	1,083,181
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	(a)		650	689,635
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.875% or PIK 4.625%
3.875%	05/15/27		EUR	100	126,809
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% or PIK 6.750%
6.000%	05/15/27			1,100	1,164,279
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30	(a)		950	1,024,068

					6,101,529

Banks — 3.7%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23			400	439,752
Banca Carige SpA (Italy),
Covered Bonds, 3 Month EURIBOR + 1.500%
0.977%(c)	05/25/22		EUR	3,000	3,694,378
Covered Bonds, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.189%(c)	10/25/21		EUR	3,100	3,812,494
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds
0.875%	10/08/27		EUR	1,500	1,935,144
Sr. Unsec’d. Notes, EMTN
2.625%	04/28/25		EUR	500	628,776
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	400	510,650
Banco de Sabadell SA (Spain),
Sr. Unsec’d. Notes
1.125%(ff)	03/11/27		EUR	100	126,164
Sr. Unsec’d. Notes, EMTN
0.875%	07/22/25		EUR	100	124,809
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25			2,200	2,332,251

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.848%	04/12/23			1,000	$1,072,626
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22			2,300	2,382,775
4.500%	09/24/24			5,100	5,412,316
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)		795	923,682
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(rr)		1,700	1,922,579
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)		930	980,318
Jr. Sub. Notes, Series MM
4.300%(ff)	—	(rr)		3,250	3,341,474
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31			1,790	1,810,404
2.496%(ff)	02/13/31			5,660	6,003,636
4.271%(ff)	07/23/29			730	868,287
Sub. Notes, MTN
4.450%	03/03/26			4,090	4,768,943
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24		EUR	200	225,804
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.125%(ff)	—	(a)(rr)		1,600	1,726,226
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.651%(c)	02/15/23			800	806,550
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
1.849%(c)	01/10/23			2,600	2,624,084
Sr. Unsec’d. Notes, EMTN
3.250%	02/12/27		GBP	2,000	3,047,559
Sub. Notes
4.836%	05/09/28			1,090	1,260,600
5.088%(ff)	06/20/30			1,898	2,278,415
BBVA USA,
Sr. Unsec’d. Notes
3.500%	06/11/21			1,600	1,617,485
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28			5,400	5,500,612
2.219%(ff)	06/09/26			2,360	2,469,885
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27			285	319,508
Sub. Notes, 144A, MTN
4.500%	03/15/25			1,075	1,214,337
4.875%	04/01/26	(a)		365	430,728
China Development Bank (China),
Unsec’d. Notes, Series 1610
3.180%	04/05/26		CNH	7,000	1,071,069
Unsec’d. Notes, Series 1710
4.040%	04/10/27		CNH	47,900	7,602,744
Unsec’d. Notes, Series 1715
4.240%	08/24/27		CNH	376,100	60,478,715

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(a)(rr)		2,395	$2,393,384
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)		1,635	1,679,892
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
1.175%(c)	04/25/22			3,200	3,228,744
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.655%(c)	09/01/23			1,500	1,525,122
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31			10,080	10,739,360
Sub. Notes
4.600%	03/09/26			745	873,475
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	600	753,147
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.860%
1.111%(c)	09/26/23			1,400	1,415,976
Sr. Unsec’d. Notes, 144A
3.875%	09/26/23			1,700	1,854,539
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes
7.125%(ff)	—	(rr)		900	950,150
Jr. Sub. Notes, 144A
6.250%(ff)	—	(rr)		200	218,602
6.375%(ff)	—	(rr)		200	222,701
7.500%(ff)	—	(rr)		1,400	1,523,435
Sr. Unsec’d. Notes
3.750%	03/26/25			240	266,570
3.800%	06/09/23			1,650	1,776,172
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26			1,150	1,201,244
4.194%(ff)	04/01/31			400	470,347
4.207%(ff)	06/12/24			1,728	1,871,637
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	09/15/22			3,350	3,535,711
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			800	821,353
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.815%
1.031%(c)	01/22/21			900	900,071
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
1.510%(c)	02/04/21			2,475	2,475,274
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24			2,400	2,467,565
3.150%	01/22/21			300	300,316
3.547%(ff)	09/18/31	(a)		1,425	1,546,128
3.961%(ff)	11/26/25	(a)		2,500	2,735,136
4.250%	02/04/21			1,150	1,152,984
4.250%	10/14/21			3,200	3,279,596
Sr. Unsec’d. Notes, EMTN
1.750%	01/17/28		EUR	800	1,028,856
2.625%	02/12/26		EUR	2,000	2,681,191
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21			160	161,330

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23			500	$527,708
3.450%	07/27/26			390	436,768
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
1.127%(ff)	09/16/26	(a)		2,100	2,121,516
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(rr)		1,850	1,843,001
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)		440	483,654
Sr. Unsec’d. Notes
3.750%	02/25/26			235	267,173
3.850%	01/26/27			1,905	2,175,805
4.223%(ff)	05/01/29			900	1,065,598
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29			500	591,352
4.950%	03/31/30			300	374,920
ING Bank NV (Netherlands),
Covered Bonds, 144A, MTN
2.625%	12/05/22	(a)		900	939,619
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.238%(c)	10/02/23			1,600	1,624,339
Sr. Unsec’d. Notes
4.100%	10/02/23			1,500	1,648,157
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes, EMTN
7.000%(ff)	—	(rr)	EUR	2,000	2,449,408
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)		575	604,007
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)		475	489,951
Jr. Sub. Notes, Series II
4.000%(ff)	—	(rr)		565	566,428
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	—	(rr)		2,750	2,748,655
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
1.115%(c)	04/25/23	(a)		2,800	2,824,905
Sr. Unsec’d. Notes
3.964%(ff)	11/15/48			930	1,167,978
4.005%(ff)	04/23/29			1,565	1,835,145
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
4.947%(ff)	—	(rr)	EUR	200	262,354
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
1.039%(c)	06/21/21			1,000	1,003,153
Sr. Unsec’d. Notes
4.050%	08/16/23			800	872,836
Sr. Unsec’d. Notes, EMTN
3.500%(ff)	04/01/26		EUR	600	833,370
Sub. Notes
4.650%	03/24/26	(a)		3,500	4,032,310

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.880%
2.105%(c)	03/01/21			361		$361,998
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.221%(c)	09/11/24			1,700		1,718,329
Sr. Unsec’d. Notes
1.241%(ff)	07/10/24			3,500		3,558,703
3.922%(ff)	09/11/24			1,100		1,194,805
Morgan Stanley,
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810%
4.047%(c)	—	(a)(rr)		1,535		1,531,500
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26			910		1,042,964
Sub. Notes, GMTN
4.350%	09/08/26			1,450		1,706,617
Natwest Group PLC (United Kingdom),
Jr. Sub. Notes
5.125%(ff)	—	(rr)	GBP	1,500		2,143,556
6.000%(ff)	—	(a)(rr)		1,300		1,422,985
8.000%(ff)	—	(rr)		1,100		1,285,091
8.625%(ff)	—	(rr)		200		207,474
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
1.801%(c)	06/25/24			2,600		2,647,777
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24			500		545,892
5.076%(ff)	01/27/30			2,800		3,443,639
Nykredit Realkredit A/S (Denmark),
Covered Bonds, Series 01E
1.000%	10/01/53		DKK	26,399		4,373,891
1.500%	10/01/50		DKK	—	(r)	—
2.500%	10/01/47		DKK	2		280
Covered Bonds, Series 01EE
1.000%	10/01/50		DKK	106,195		17,571,777
Covered Bonds, Series CCE
1.000%	10/01/50		DKK	49,973		8,312,781
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%
0.672%(c)	05/17/21			1,400		1,401,396
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN, 3 Month LIBOR + 1.350%
1.574%(c)	05/31/21			3,500		3,509,285
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	200		285,604
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24			2,700		3,000,784
Sberbank of Russia Via SB Capital SA (Russia),
Sub. Notes
5.250%	05/23/23			1,000		1,069,213
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24			3,000		3,273,746
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23			2,300		2,327,020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.000%	01/24/22			300	$309,073
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.130%	07/08/30	(a)		1,800	1,885,734
UBS AG (Switzerland),
Sub. Notes
5.125%	05/15/24			1,300	1,434,351
UBS Group AG (Switzerland),
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	1,600	2,047,396
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23			1,620	1,679,374
UniCredit SpA (Italy),
Jr. Sub. Notes
9.250%(ff)	—	(rr)	EUR	800	1,070,165
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26			555	565,484
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23			6,200	7,314,189
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
1.444%(c)	10/31/23			1,600	1,624,229
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28			10,000	10,637,701

					322,110,700

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49			1,085	1,536,206
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	11/15/21			2,100	2,135,209

					3,671,415

Building Materials — 0.1%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22			300	306,104
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
4.500%	04/04/48			300	371,816
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25			700	756,378
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)		1,075	1,141,500
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30			775	829,315
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29			430	451,639

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)		200	$206,142
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47			600	740,774

					4,803,668

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34			1,750	2,150,090
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.625%	03/14/23			300	310,867
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25			858	953,822
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24			2,270	2,612,957
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			1,000	1,044,053
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35			175	207,987
Nutrition & Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A
3.468%	12/01/50	(a)		1,205	1,305,504
OCI NV (Netherlands),
Sr. Sec’d. Notes
3.125%	11/01/24		EUR	600	754,023
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			1,200	1,222,882
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24			325	345,851
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21			600	604,458
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24			375	309,984

					11,822,478

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26			585	623,494
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.091%	09/14/21			700	707,713
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26			2,670	2,963,636

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
4.500%	02/15/45			625		$794,041
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28			355		374,735
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25			1,030		1,103,396
Massachusetts Institute of Technology,
Unsec’d. Notes
4.678%	07/01/2114			254		380,558
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26			175		191,371
Service Corp. International,
Sr. Unsec’d. Notes
3.375%	08/15/30			325		337,819
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	(a)		848		965,161
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31	(a)		750		788,087
5.250%	01/15/30	(a)		1,100		1,225,206
5.500%	05/15/27			975		1,043,883

						11,499,100

Computers — 0.0%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26			450		485,934
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
6.020%	06/15/26			300		366,054
NetApp, Inc.,
Sr. Unsec’d. Notes
3.250%	12/15/22			1,000		1,044,626

						1,896,614

Diversified Financial Services — 0.4%
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/21			250		252,539
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27			500		535,229
Doric Nimrod Air Alpha Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25			669		625,332
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24			449		429,821
Jyske Realkredit A/S (Denmark),
Covered Bonds, Series 111E
1.500%	10/01/50		DKK	—	(r)	—
2.500%	10/01/47		DKK	1		236

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Covered Bonds, Series 411E
1.500%	10/01/50		DKK	—	(r)	$—
Covered Bonds, Series CCE
1.000%	10/01/50		DKK	29,638		4,932,522
1.000%	10/01/50		DKK	28,359		4,698,395
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
2.851%	11/16/09	(d)		400		4,480
2.907%	12/23/08	(d)		200		2,240
5.625%	01/24/13	(d)		1,700		19,040
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
6.125%	10/31/22			1,100		1,152,339
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28			745		788,536
6.000%	01/15/27			225		239,394
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
1.851%	07/16/25	(a)		2,300		2,401,294
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	34,548		5,752,154
Covered Bonds, Series CC2
1.000%	10/01/50		DKK	43,970		7,273,313
2.500%	10/01/47		DKK	—	(r)	78
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24			400		435,826
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22			7		7,336
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28			200		243,103
Realkredit Danmark A/S (Denmark),
Covered Bonds, Series 23S, MTN
2.500%	04/01/47		DKK	16		2,693
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.950%	10/24/22			1,100		1,125,645
Swiss Insured Brazil Power Finance Sarl (Brazil),
Sr. Sec’d. Notes, 144A
9.850%	07/16/32		BRL	16,525		3,636,077

						34,557,622

Electric — 0.3%
Adani Electricity Mumbai Ltd. (India),
Sr. Sec’d. Notes
3.949%	02/12/30			1,800		1,915,484
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	(a)		500		513,183
5.000%	02/01/31			725		756,493
5.125%	03/15/28			400		421,220

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45		475	$558,847
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		1,020	1,192,760
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%(cc)	04/01/21		2,310	2,330,123
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26		405	446,023
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		1,385	1,508,924
Enel Finance International NV (Italy),
Gtd. Notes, 144A
4.625%	09/14/25		1,900	2,210,680
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21		450	447,750
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21		1,250	1,243,751
7.125%	02/11/25		350	358,530
Eversource Energy,
Sr. Unsec’d. Notes, Series H
3.150%	01/15/25		780	850,025
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		345	435,529
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		840	888,300
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		600	692,737
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		700	763,980
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21		800	805,160
Oglethorpe Power Corp.,
First Mortgage, 144A
3.750%	08/01/50	(a)	705	755,247
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		1,250	1,560,508
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		100	101,697
2.950%	03/01/26		100	105,643
3.150%	01/01/26		100	106,735
3.450%	07/01/25		100	108,321
3.950%	12/01/47		100	103,659
4.000%	12/01/46		100	103,373
4.500%	07/01/40		100	112,007
4.550%	07/01/30		300	342,224

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43			910	$1,205,345
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
3.375%	02/05/30			3,000	3,188,228
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
0.667%(c)	03/15/21			2,400	2,401,518
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21			900	907,423
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27			315	335,553

					29,776,980

Electronics — 0.0%
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31			435	450,625

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			500	530,915

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26			841	183,860
Sr. Sec’d. Notes, 144A
10.500%	04/24/26			139	94,258
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.875%	02/28/47		GBP	125	170,083
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)		800	836,002

					1,284,203

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29			1,350	1,362,479
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.300%	03/15/21			1,700	1,709,472
3.650%	03/15/23			887	946,942
General Mills, Inc.,
Sr. Unsec’d. Notes
4.000%	04/17/25			100	113,036
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			175	180,715
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39			600	667,103

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
4.875%	10/01/49	(a)		1,010	$1,172,147

					6,151,894

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24			1,100	1,202,283
5.875%	08/20/26			700	784,902
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23			400	426,602
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29			2,080	2,379,451
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			350	429,899

					5,223,137

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,145	1,504,875
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40		EUR	430	572,240
1.625%	03/07/31		EUR	200	278,206
1.625%	10/15/50		EUR	395	538,300
2.250%	03/07/39		EUR	200	302,885
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27		EUR	430	596,384
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	550	738,442
1.875%	10/01/49		EUR	375	529,549
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
0.989%(c)	03/19/21			88	88,013

					5,148,894

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37			1,410	2,150,964
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29			2,460	2,854,527
5.125%	06/15/39			1,225	1,565,366
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30			1,160	1,210,501
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			350	439,027
4.763%	08/01/2116			675	855,413

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31			2,291		$2,515,221
3.500%	03/30/25			1,650		1,836,106
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28			750		780,914
Sr. Sec’d. Notes, 144A
5.125%	11/01/27			1,100		1,166,084
Sr. Unsec’d. Notes
6.750%	06/15/23			400		429,782

						15,803,905

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.
(Canada),
Gtd. Notes, 144A
4.875%	02/15/30	(a)		985		1,018,195
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30			925		987,979
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30			230		257,556

						2,263,730

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A, 3 Month LIBOR + 0.560%
0.798%(c)	06/24/22			900		904,349
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	1,250		1,579,882

						2,484,231

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26			145		159,865

Insurance — 0.1%
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	—	(rr)		—	(r)	111
Ambac LSNI LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 5.000% (Cap N/A, Floor 6.000%)
6.000%(c)	02/12/23			—	(r)	298
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			660		895,036
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.900%	05/01/29			420		498,992
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28		EUR	1,100		1,495,167

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	700	$900,652
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29			3,600	4,402,112
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	04/05/46			650	885,444
Meiji Yasuda Life Insurance Co. (Japan),
Sub. Notes, 144A
5.100%(ff)	04/26/48	(a)		400	490,753
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44			1,530	2,063,076

					11,631,641

Internet — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.625%	07/06/27	(a)		2,000	2,210,077
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.240%	06/03/50	(a)		1,250	1,296,514
3.975%	04/11/29			2,000	2,277,610

					5,784,201

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.625%	06/15/30	(a)		330	386,998
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.600%	08/08/23			200	214,160
5.125%	08/08/25	(a)		900	1,008,638
5.400%	08/08/28			1,100	1,287,813

					2,897,609

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
1.950%	01/30/28	(a)		2,640	2,783,849

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31			900	948,459
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51	(a)		750	773,800
4.464%	07/23/22			5,700	6,006,229
5.050%	03/30/29			1,750	2,120,019
5.375%	05/01/47			300	374,565
6.384%	10/23/35			1,525	2,088,619
6.484%	10/23/45			955	1,354,864

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes, 3 Month LIBOR + 0.630%
0.867%(c)	04/15/24		1,400	$1,416,439
Gtd. Notes
3.750%	04/01/40		1,865	2,246,792
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		690	680,406
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		700	732,118
7.500%	04/01/28		300	339,096
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		230	139,132
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		300	243,795
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23		53	55,810
5.300%	05/15/49		1,650	2,184,622
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28		600	641,330
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21		600	608,349
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40		700	822,851
3.600%	01/13/51		800	968,650

				24,745,945

Mining — 0.1%
Antofagasta PLC (Chile),
Sr. Unsec’d. Notes, 144A
2.375%	10/14/30	(a)	1,200	1,209,524
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		550	757,442
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43		370	538,999
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		560	805,390
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
4.200%	05/13/50	(a)	1,100	1,348,368
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		250	374,531

				5,034,254

Miscellaneous Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,425	1,365,228

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
7.500%	03/15/25			900	$838,967
7.875%	04/15/27			2,025	1,861,863
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31			5,450	5,584,641

					9,650,699

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21			1,635	1,653,241
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	09/01/23		AUD	600	458,723
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23		AUD	2,900	2,240,111

					4,352,075

Oil & Gas — 0.9%
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22			1,200	1,199,746
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26			425	432,470
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27			53	58,963
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26			325	309,108
8.250%	12/31/28			325	323,626
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	—	(rr)		2,050	2,187,178
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47			870	1,019,938
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24			125	116,988
Concho Resources, Inc.,
Gtd. Notes
4.850%	08/15/48			500	676,280
4.875%	10/01/47			1,070	1,454,652
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			500	610,098
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22			770	812,012
4.950%	03/23/27			2,000	2,265,143
5.150%	02/11/26			3,000	3,420,081
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22			1,530	1,623,659
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25			1,610	1,787,896

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29	(a)		1,268	$1,410,786
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,335	1,521,742
4.750%	04/19/27	(a)		200	232,024
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24			250	252,481
7.125%	02/01/27			250	258,357
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44			655	918,173
5.250%	11/15/43			500	707,988
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24			1,275	1,386,583
7.500%	05/01/31	(a)		1,200	1,353,924
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes
6.350%	12/01/21			256	244,791
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes
6.720%	12/01/22			229	218,271
Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26			1,673	196,933
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26			28	3,308
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26			3,000	3,218,307
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.150%	02/25/60			1,000	1,064,545
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)		6,621	7,403,635
5.600%	01/03/31			440	504,644
5.750%	02/01/29			450	524,590
6.625%	01/16/34		GBP	630	1,052,410
7.375%	01/17/27			365	452,788
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes
6.000%	05/16/24	(d)		5,400	193,268
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	200	245,820
5.500%	01/21/21			200	200,359
6.350%	02/12/48			602	543,741
6.490%	01/23/27			393	414,489
6.500%	03/13/27			5,430	5,724,948
6.500%	01/23/29			600	621,936
6.840%	01/23/30			200	208,341
7.690%	01/23/50			692	699,017
Gtd. Notes, EMTN
4.875%	02/21/28		EUR	600	746,812

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gtd. Notes, MTN
6.750%	09/21/47			15,000	$14,048,537
6.875%	08/04/26			140	152,880
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30			300	345,584
4.800%	04/21/60			1,000	1,453,439
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30			1,690	1,673,719
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25			1,150	1,085,479
9.250%	02/01/26	(a)		1,000	1,044,947
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24			829	916,002
Sr. Sec’d. Notes, 144A
9.250%	07/06/24			1,854	2,047,535
9.750%	01/06/27			1,545	1,792,009
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
3.500%	11/24/70			1,000	1,012,909
Total Capital International SA (France),
Gtd. Notes
3.127%	05/29/50			1,520	1,653,015
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27			575	275,889
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/25			194	159,113
Sr. Unsec’d. Notes, Series XLVI, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 6.000%
38.259%(c)	03/04/21		ARS	7,850	53,320

					78,537,226

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
5.041%(s)	—	(rr)		1,696	7,437

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39			1,175	1,419,655
4.250%	11/21/49			1,700	2,135,526
4.500%	05/14/35			1,625	2,042,756
4.550%	03/15/35			2,115	2,675,752
4.850%	06/15/44			165	217,318
5.000%	12/15/21			1,500	1,547,494
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25			470	515,445
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			290	322,669

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29			200	$205,626
5.250%	01/30/30	(a)		125	131,010
5.250%	02/15/31			225	235,022
6.250%	02/15/29			500	542,707
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
0.881%(c)	06/25/21			500	500,503
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
1.227%(c)	12/15/23			700	704,961
Gtd. Notes, 144A
2.750%	07/15/21			1,000	1,011,809
4.250%	12/15/25			500	572,013
4.375%	12/15/28			900	1,056,862
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39			360	460,647
4.550%	02/20/48			600	830,694
5.000%	08/15/45			785	1,130,423
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29			1,250	1,407,107
4.300%	03/25/28			564	668,976
4.780%	03/25/38			90	113,644
5.125%	07/20/45			690	924,615
5.300%	12/05/43			510	688,088
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43			600	792,558
Gtd. Notes, 144A
3.125%	01/15/23			600	629,471
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30			1,400	1,430,909
3.025%	07/09/40			750	791,905
Sr. Unsec’d. Notes, 144A
1.125%	11/21/22		EUR	900	1,125,193
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46			1,250	1,635,000
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40			830	931,770
4.000%	06/22/50			855	973,974

					30,372,102

Pipelines — 0.4%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31			1,400	1,452,331
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26	(a)		1,555	1,761,744
Energy Transfer Operating LP,
Gtd. Notes
5.000%	05/15/50	(a)		725	783,012

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.300%	04/15/47		270	$296,423
6.125%	12/15/45		210	247,883
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	725	693,149
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52		475	480,602
4.900%	05/15/46		2,020	2,536,803
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		767	882,855
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30		990	1,043,585
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23	(a)	900	963,773
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)	1,055	1,056,542
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25		1,875	2,025,648
MPLX LP,
Sr. Unsec’d. Notes
4.700%	04/15/48		1,145	1,354,785
5.200%	03/01/47		105	129,220
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	(a)	1,000	1,061,652
3.400%	09/01/29		1,720	1,844,652
4.550%	07/15/28		300	343,075
4.950%	07/13/47		770	859,768
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.300%	01/31/43		2,010	1,978,194
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		3,800	4,483,302
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.950%	12/01/25		900	1,056,857
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28		811	828,127
7.500%	10/01/25		375	404,331
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30		375	386,122
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		95	94,059
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25		675	765,824
4.300%	03/04/24		2,275	2,510,083
4.850%	03/01/48		200	245,779

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.900%	01/15/45			287	$341,407

					32,911,587

Real Estate — 0.1%
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
7.625%	02/28/23			700	734,367
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
4.750%	01/17/23			200	205,000
7.125%	04/25/22			300	311,700
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25			900	925,401
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28			610	656,856
Kennedy Wilson Europe Real Estate Ltd. (United Kingdom),
Sr. Unsec’d. Notes
3.950%	06/30/22		GBP	400	552,686
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22			3,000	3,089,420
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.875%	02/15/22			500	513,034

					6,988,464

Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	(a)		1,530	1,758,989
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25			700	788,928
5.300%	01/15/29			1,900	2,210,717
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31			870	948,918
Highwoods Realty LP,
Sr. Unsec’d. Notes
2.600%	02/01/31			2,475	2,511,964
3.875%	03/01/27			1,900	2,100,490
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24			200	215,898
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	(a)		2,965	3,196,471
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.600%	06/01/27			3,200	3,618,856
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31			3,100	3,518,489

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VEREIT Operating Partnership LP,
Gtd. Notes
3.400%	01/15/28			2,175	$2,400,423
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26		EUR	2,500	3,347,367

					26,617,510

Retail — 0.1%
AutoNation, Inc.,
Gtd. Notes
3.350%	01/15/21			800	800,359
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31			530	525,459
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			925	961,985
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24			123	121,955
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23			2,325	2,507,733
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
4.250%	12/08/23		GBP	1,000	1,432,743
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
0.652%(c)	10/28/21			1,000	1,002,694
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			50	51,302
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		900	928,660

					8,332,890

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.000%	01/27/23			700	722,688
3.766%(ff)	03/08/24			3,500	3,724,926

					4,447,614

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.650%	01/15/23			300	312,267
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25			5,000	5,732,615
4.750%	04/15/29			3,100	3,705,380

					9,750,262

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.0%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50		1,230	$1,192,038
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/30		1,000	1,104,738
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR 900	1,121,674
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27		100	112,885

				3,531,335

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		1,500	1,577,700
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32		200	203,209
3.100%	02/01/43		500	507,231
3.300%	02/01/52		500	495,426
3.500%	06/01/41		2,895	3,107,504
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		948	974,598
3.500%	09/15/53		804	807,637
3.550%	09/15/55		2,194	2,200,444
3.650%	09/15/59		1,152	1,159,691
CenturyLink, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		750	763,051
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	1,000	1,222,501
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		400	404,244
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	(a)	200	210,777
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		900	697,218
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		1,175	1,448,640
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		190	206,251
SK Telecom Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	04/16/23		300	320,795
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		900	1,187,119
8.750%	03/15/32	(a)	500	791,530

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co.
III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	375	$378,462
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.550%	02/15/31	4,080	4,285,552
4.500%	04/15/50	900	1,113,879
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.522%	09/15/48	1,630	2,108,681

			26,172,140

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	105	127,288
Sr. Sec’d. Notes, 144A
5.875%	07/05/34	3,998	4,836,947
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	02/05/70	845	1,008,297

			5,972,532

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25	2,800	3,136,605
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22	500	512,744

			3,649,349

TOTAL CORPORATE BONDS
(cost $783,113,780)			831,298,876

MUNICIPAL BONDS — 0.3%
California — 0.0%
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	200	351,944

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	1,766	2,674,748

Illinois — 0.1%
Chicago Transit Authority Sales Tax Receipts Fund,
Taxable, Revenue Bonds, Series A
6.899%	12/01/40	600	851,400
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,440	2,591,939

			3,443,339

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs
6.687%	11/15/40	1,500	$1,932,360
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	435	688,966
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	4,000	5,308,680

			7,930,006

Ohio — 0.1%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	1,500	2,785,845

Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1
5.000%	07/01/58	1,525	1,698,820

Texas — 0.0%
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	1,450	1,496,052
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	375	427,395

			1,923,447

Utah — 0.0%
Utah State Board of Regents,
Revenue Bonds, Series 2017-01, Class A, 1 Month LIBOR + 0.750%
0.898%(c)	01/25/57	929	930,334

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	400	536,236

TOTAL MUNICIPAL BONDS
(cost $18,918,448)			22,274,719

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.7%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
3.311%(cc)	09/25/35	55	51,424
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	6	5,264
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 2.040% (Cap N/A, Floor 2.040%)
2.649%(c)	11/25/35	8	7,678
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
2.109%(c)	11/25/35	8	7,508
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.609%(c)	12/25/35	124	114,466

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.609%(c)	02/25/36		10	$9,284
Series 2005-81, Class A1, 1 Month LIBOR + 0.280% (Cap N/A, Floor
0.280%)
0.428%(c)	02/25/37		913	815,506
Series 2005-82, Class A1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.688%(c)	02/25/36		1,991	1,770,548
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.540%)
0.688%(c)	08/25/35		1,426	964,469
Series 2006-02CB, Class A14
5.500%	03/25/36		22	14,168
Series 2006-40T1, Class 2A1
6.000%	12/25/36		1,088	479,514
Series 2006-OA02, Class A5, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.612%(c)	05/20/46		1,046	873,284
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.528%(c)	09/25/46		42	39,544
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.332%(c)	02/20/47		1,352	1,033,225
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	02/25/47		78	70,699
Series 2007-04CB, Class 1A35
6.000%	04/25/37		958	967,445
Series 2007-16CB, Class 5A1
6.250%	08/25/37		23	17,626
American Home Mortgage Assets Trust,
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
1.309%(c)	02/25/47		1,428	815,067
Angel Oak Mortgage Trust,
Series 2020-04, Class A1, 144A
1.469%(cc)	06/25/65		1,842	1,849,819
Avon Finance No. 2 PLC (United Kingdom),
Series 2A, Class A, 144A, 3 Month Sterling Overnight Index Average + 0.900%
0.954%(c)	09/20/48	GBP	1,751	2,396,456
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
0.338%(c)	03/27/36		1,034	1,018,123
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.278%(c)	02/27/37		1,386	1,352,346
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	05/27/36		270	267,309
Banc of America Funding Trust,
Series 2006-8T02, Class A10
5.753%(cc)	10/25/36		15	14,456

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-J, Class 4A1
3.500%(cc)	01/20/47		400	$377,675
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165% (Cap N/A, Floor 0.000%)
0.313%(c)	09/29/36		1,296	1,268,892
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
3.227%(cc)	06/25/35		14	12,489
Series 2005-H, Class 2A1
2.998%(cc)	09/25/35		10	9,690
Series 2005-H, Class 2A5
2.998%(cc)	09/25/35		121	115,589
Bancaja Fondo de Titulizacion de Activos (Spain),
Series 08, Class A
0.000%(cc)	10/25/37	EUR	180	219,021
BCAP LLC Trust,
Series 2011-RR04, Class 8A2, 144A
12.669%(cc)	02/26/36		426	154,588
Series 2011-RR05, Class 12A2, 144A
4.861%(cc)	03/26/37		749	884,334
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-05, Class 1A2
2.883%(cc)	08/25/33		3	2,865
Series 2003-09, Class 2A1
3.022%(cc)	02/25/34		21	21,388
Series 2004-02, Class 22A
3.473%(cc)	05/25/34		5	4,902
Series 2004-10, Class 13A1
2.838%(cc)	01/25/35		31	31,048
Series 2004-10, Class 22A1
3.944%(cc)	01/25/35		20	20,203
Series 2005-01, Class 2A1
3.328%(cc)	03/25/35		17	16,505
Series 2005-04, Class 3A1
3.185%(cc)	08/25/35		170	166,128
Bear Stearns ALT-A Trust,
Series 2005-07, Class 22A1
3.152%(cc)	09/25/35		96	74,772
Series 2005-09, Class 24A1
3.002%(cc)	11/25/35		54	47,778
Series 2005-10, Class 24A1
2.729%(cc)	01/25/36		92	94,274
Series 2006-02, Class 23A1
3.472%(cc)	03/25/36		110	94,255
Series 2006-04, Class 21A1
3.084%(cc)	08/25/36		115	84,624
Series 2006-05, Class 2A2
3.478%(cc)	08/25/36		172	109,475
Series 2006-06, Class 32A1
3.108%(cc)	11/25/36		268	178,614
Series 2006-08, Class 3A1, 1 Month LIBOR + 0.320% (Cap 10.500%, Floor 0.320%)
0.468%(c)	02/25/34		38	35,596
Bear Stearns Mortgage Funding Trust,
Series 2006-AR05, Class 1A1, 1 Month LIBOR + 0.160% (Cap 10.500%, Floor 0.160%)
0.308%(c)	12/25/46		1,361	1,282,544

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
2.984%(cc)	01/26/36	517	$415,239
Series 2007-R06, Class 2A1
2.728%(cc)	12/26/46	382	312,308
Bellemeade Re Ltd. (Bermuda),
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	08/25/28	188	188,546
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	10/25/28	246	245,100
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	04/25/29	229	228,660
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.248%(c)	07/25/29	370	370,073
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.748%(c)	07/25/29	1,200	1,200,953
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	10/25/29	446	445,808
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/29	1,600	1,592,794
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	495	496,028
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	210	212,156
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/26/30	245	245,691
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	08/26/30	225	229,712
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30	475	475,318
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.750%(c)	06/25/30	335	335,139
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%	09/15/21^	5,153	5,117,317
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	4,900	4,899,999
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.276%(cc)	07/25/37	85	76,501

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	364	$366,471
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	2,305	2,308,111
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
1.148%(c)	02/25/49	1,308	1,308,984
Citigroup Mortgage Loan Trust,
Series 2004-HYB02, Class 2A
4.005%(cc)	03/25/34	15	15,506
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400% (Cap 9.844%, Floor 2.400%)
2.530%(c)	10/25/35	240	244,319
Series 2011-12, Class 3A2, 144A
2.997%(cc)	09/25/47	365	343,248
Series 2019-B, Class A1, 144A
3.258%(cc)	04/25/66	87	88,643
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34	20	20,011
Series 2005-10, Class 1A2A
3.026%(cc)	12/25/35	29	20,067
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	06/25/39	600	598,290
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	10/25/39	83	82,573
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.198%(c)	01/25/40	1,100	1,094,171
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.090%(cc)	08/25/34	18	17,813
Series 2004-12, Class 12A1
3.059%(cc)	08/25/34	30	31,202
Series 2004-22, Class A3
2.749%(cc)	11/25/34	370	368,765
Series 2004-HYB05, Class 2A1
2.918%(cc)	04/20/35	7	7,308
Series 2005-02, Class 1A1, 1 Month LIBOR + 0.640% (Cap 10.500%, Floor 0.640%)
0.788%(c)	03/25/35	284	250,979
Series 2005-09, Class 1A1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	05/25/35	376	316,815
Series 2005-HYB06, Class 5A1
2.443%(cc)	10/20/35	21	20,196
Series 2005-HYB09, Class 5A1, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor 0.000%)
2.109%(c)	02/20/36	178	174,263
Series 2007-18, Class 1A1
6.000%	11/25/37	118	93,361

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage-Backed Trust,
Series 2004-AR06, Class 9A2, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.740%)
0.888%(c)	10/25/34		15	$14,484
Credit Suisse Mortgage Capital Certificates,
Series 2019-RPL04, Class A1, 144A
3.490%	08/26/58		530	531,040
Credit Suisse Mortgage Trust,
Series 2007-03, Class 1A6A
5.579%(cc)	04/25/37		178	82,371
Series 2010-18R, Class 4A4, 144A
3.300%(cc)	04/26/38		330	330,350
Series 2019-RPL08, Class A1, 144A
3.322%(cc)	10/25/58		536	540,036
Series 2019-RPL09, Class A1, 144A
3.036%(cc)	10/27/59		1,606	1,621,346
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2003-03, Class 3A1
5.000%	10/25/18		3	3,245
Series 2007-AR02, Class A1, 1 Month LIBOR + 0.150% (Cap 10.500%, Floor 0.150%)
0.298%(c)	03/25/37		903	873,722
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB04, Class A1B1, 1 Month LIBOR + 0.100% (Cap 9.000%, Floor 0.100%)
0.248%(c)	10/25/36		5	3,550
Series 2006-AB04, Class A6A2
6.386%(cc)	10/25/36		36	34,276
Durham Mortgages A PLC (United Kingdom),
Series 2018-AX, Class A, 3 Month GBP LIBOR + 0.550% (Cap N/A, Floor 0.000%)
0.601%(c)	03/31/53	GBP	1,355	1,853,428
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.848%(c)	11/25/28		516	515,743
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.948%(c)	04/25/29		180	179,628
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
0.243%(c)	06/15/40	GBP	758	976,285
Eurosail PLC (United Kingdom),
Series 2006-04X, Class A3C, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.198%(c)	12/10/44	GBP	386	523,751
Eurosail-UK PLC (United Kingdom),
Series 2007-03X, Class A3A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
0.991%(c)	06/13/45	GBP	378	515,612
Series 2007-03X, Class A3C, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
0.991%(c)	06/13/45	GBP	126	171,849

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)	05/25/30	373	$370,926
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35	47	53,385
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.210%(c)	12/25/36	24	23,962
Series 2015-87, Class BF, 1 Month LIBOR + 0.300% (Cap 6.000%, Floor 0.300%)
0.448%(c)	12/25/45	1,184	1,190,682
Series 2018-16, Class MB
3.500%	07/25/46	4,000	4,148,288
FHLMC Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36	70	83,472
FHLMC REMICS,
Series 2906, Class GZ
5.000%	09/15/34	217	249,383
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.498%(c)	03/25/29	51	50,744
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)	11/25/50	370	376,458
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	02/25/50	1,030	1,023,679
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.248%(c)	06/25/50	160	166,208
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	06/25/50	650	653,245
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)	08/25/50	1,280	1,358,283
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	660	669,220
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
3.248%(c)	03/25/50	80	80,550
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)	07/25/50	1,710	1,721,832
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	09/25/50	255	265,801
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.298%(c)	09/25/50	180	181,658

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48		2	$2,456
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	01/25/49		98	97,289
Finsbury Square PLC (United Kingdom),
Series 2020-02A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.300% (Cap N/A, Floor 0.000%)
1.353%(c)	06/16/70	GBP	569	782,475
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA01, Class 1A1
2.921%(cc)	03/25/35		219	169,892
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR01, Class 1A1
3.787%(cc)	05/25/37		151	93,365
Freddie Mac REMICS,
Series 4289, Class WZ
3.000%	01/15/44		778	835,952
Series 4768, Class VB
3.500%	06/15/38		1,300	1,348,092
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.499%(c)	07/15/44		640	643,325
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.609%(c)	09/15/42		388	392,106
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49		3,792	3,802,380
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650% (Cap 11.000%, Floor 0.650%)
0.790%(c)	01/20/64		1,134	1,139,742
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.640%(c)	07/20/64		1,779	1,782,843
Series 2015-142, Class DZ
4.000%	10/20/45		2,458	2,794,203
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.820%(c)	08/20/61		13	13,565
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.140%(c)	01/20/66		1,890	1,929,310
Series 2017-121, Class PE
3.000%	07/20/46		96	97,876
Series 2017-133, Class EC
3.000%	05/20/47		57	58,598
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
1.904%(c)	04/20/67		5,787	5,896,868
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
0.599%(c)	08/20/68		1,146	1,135,740

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Great Hall Mortgages No. 1 PLC (United Kingdom),
Series 2006-01, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.187%(c)	06/18/38	GBP	25	$33,884
Series 2007-01, Class A2A, 3 Month GBP LIBOR + 0.130% (Cap N/A,
Floor 0.000%)
0.167%(c)	03/18/39	GBP	42	56,979
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
3.181%(cc)	10/25/33		94	93,818
GreenPoint MTA Trust,
Series 2005-AR03, Class 1A1, 1 Month LIBOR + 0.480% (Cap 10.500%, Floor 0.480%)
0.628%(c)	08/25/45		1,211	1,127,420
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	01/26/37		1,086	1,066,073
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750% (Cap N/A, Floor 1.750%)
2.930%(c)	03/25/33		4	4,207
Series 2005-AR01, Class 1A1
2.636%(cc)	01/25/35		6	5,497
Series 2005-AR02, Class 2A1
3.678%(cc)	04/25/35		87	84,284
Series 2005-AR03, Class 6A1
3.463%(cc)	05/25/35		123	117,364
Series 2006-AR01, Class 2A1
3.050%(cc)	01/25/36		51	50,923
HarborView Mortgage Loan Trust,
Series 2004-01, Class 2A
2.551%(cc)	04/19/34		32	30,218
Series 2005-04, Class 3A1
3.444%(cc)	07/19/35		17	14,434
Series 2005-09, Class 2A1A, 1 Month LIBOR + 0.680% (Cap 11.000%, Floor 0.680%)
0.832%(c)	06/20/35		1,168	1,113,823
Series 2005-09, Class B1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.052%(c)	06/20/35		681	655,771
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 11.000%, Floor 0.620%)
0.772%(c)	11/19/35		352	320,117
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.512%(c)	07/19/46		63	36,027
Hawksmoor Mortgage Funding PLC (United Kingdom),
Series 2019-01X, Class A, 3 Month Sterling Overnight Index Average + 1.050%
1.104%(c)	05/25/53	GBP	1,776	2,431,079
Hawksmoor Mortgages (United Kingdom),
Series 2019-01A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.050% (Cap N/A, Floor 0.000%)
1.104%(c)	05/25/53	GBP	5,834	7,987,831

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	10/25/28		65	$64,985
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29		163	161,146
HomeBanc Mortgage Trust,
Series 2005-04, Class A2, 1 Month LIBOR + 0.660% (Cap 11.500%, Floor 0.660%)
0.808%(c)	10/25/35		38	38,401
Homeward Opportunities Fund I Trust,
Series 2020-02, Class A1, 144A
1.657%(cc)	05/25/65		1,866	1,886,557
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
0.308%(c)	03/25/37		629	614,791
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
3.250%(cc)	11/25/35		5	5,224
Series 2007-AR01, Class 1A2
3.568%(cc)	03/25/37		509	486,665
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.988%(c)	05/25/34		362	344,900
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.480% (Cap 11.000%, Floor 0.480%)
0.628%(c)	07/25/35		1,871	1,775,535
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 10.500%, Floor 0.620%)
0.768%(c)	10/25/36		992	565,895
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.338%(c)	09/25/46		175	159,545
JPMorgan Mortgage Trust,
Series 2003-A02, Class 3A1
2.230%(cc)	11/25/33		3	2,640
Series 2005-A02, Class 7CB1
3.267%(cc)	04/25/35		18	18,742
Series 2005-A06, Class 2A1
3.011%(cc)	08/25/35		11	11,448
Series 2005-ALT01, Class 3A1
2.608%(cc)	10/25/35		45	38,437
Series 2006-A01, Class 3A2
2.982%(cc)	02/25/36		16	13,133
Series 2006-A07, Class 2A2
3.116%(cc)	01/25/37		607	562,904
Series 2007-A01, Class 1A1
3.260%(cc)	07/25/35		13	13,214
Series 2007-S03, Class 1A90
7.000%	08/25/37		174	131,198
JUPIT (United Kingdom),
Series 01A, Class A , 3 Month Sterling Overnight Index Average + 0.090%
0.000%(c)	06/01/60^	GBP	3,600	4,880,165

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES

(continued)
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59		896	$899,561
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59		4,806	4,804,467
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59		187	187,886
Series 2020-SL01, Class A, 144A
2.734%	01/25/60		1,163	1,164,717
Lehman XS Trust,
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	07/25/37		1,092	976,301
Series 2007-20N, Class A1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.298%(c)	12/25/37		1,565	1,572,000
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24		470	468,354
Ludgate Funding PLC (United Kingdom),
Series 2007-01, Class A2B
0.000%(cc)	01/01/61	EUR	2,720	3,195,386
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, 3 Month GBP LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.693%(c)	12/15/49	GBP	1,359	1,819,148
MASTR Adjustable Rate Mortgages Trust,
Series 2003-06, Class 2A1
2.437%(cc)	12/25/33		45	43,636
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
2.225%(cc)	02/25/33		24	23,257
Morgan Stanley Mortgage Loan Trust,
Series 2006-08AR, Class 5A4
2.201%(cc)	06/25/36		40	40,880
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.399%(c)	01/23/23		505	505,373
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23		480	480,017
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23		935	935,033
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.755%(c)	12/11/21		9,430	9,431,839
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	09/23/21		5,100	5,103,749
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)
3.500%(c)	09/23/21		3,510	3,512,691

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES

(continued)
New Residential Mortgage Loan Trust,
Series 2018-03A, Class A1, 144A
4.500%(cc)	05/25/58		257	$278,671
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	01/25/48		380	379,925
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		5,799	6,096,226
Series 2020-RPL01, Class A1, 144A
2.750%(cc)	11/25/59		2,211	2,323,221
Newgate Funding PLC (United Kingdom),
Series 2006-01, Class MB
0.000%(cc)	12/01/50	EUR	458	541,719
Series 2007-01X, Class A3, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.202%(c)	12/01/50	GBP	2,699	3,500,275
Series 2007-02X, Class A2, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.173%(c)	12/15/50	GBP	25	34,818
Series 2007-03X, Class A2B, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.057%(c)	12/15/50	EUR	1,689	2,016,400
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.043%(c)	12/15/50	GBP	865	1,158,911
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.293%(c)	12/15/50	GBP	216	275,634
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/28		136	136,081
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29		46	45,878
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30		213	213,744
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30		900	909,118
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.798%(c)	06/25/57		117	117,063
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.967%(c)	12/25/22		3,810	3,810,263
Radnor Re Ltd. (Bermuda),
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	06/25/29		42	41,922

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	02/25/30		200	$197,827
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
3.298%(c)	10/25/30		1,055	1,058,898
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	10/25/30		665	672,072
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.748%(c)	10/25/30		520	529,069
RALI Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		59	59,483
Series 2006-QO06, Class A1, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.508%(c)	06/25/46		515	180,717
Series 2006-QS06, Class 1A1
6.000%	06/25/36		578	561,578
Series 2007-QH08, Class A
1.641%(cc)	10/25/37		457	426,792
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	02/25/47		1,435	754,406
Series 2007-QS03, Class A3
6.250%	02/25/37		2,144	2,069,132
Reperforming Loan REMIC Trust,
Series 2004-R02, Class 1AF2, 144A, 1 Month LIBOR + 0.420% (Cap 8.500%, Floor 0.420%)
0.575%(c)	11/25/34		776	697,157
Series 2006-R01, Class AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
0.488%(c)	01/25/36		925	884,274
Residential Asset Securitization Trust,
Series 2005-A04, Class A1, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
0.598%(c)	04/25/35		189	115,591
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.250% (Cap N/A, Floor 0.000%)
1.304%(c)	06/20/70	GBP	4,349	5,998,937
RESIMAC Bastille Trust (Australia),
Series 2018-01NCA, Class A1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.003%(c)	12/05/59		245	243,628
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.083%(c)	09/05/57		1,048	1,046,141
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.203%(c)	12/15/43	GBP	1,205	1,565,644
Series 2007-01X, Class M1B, 3 Month GBP LIBOR + 0.220% (Cap N/A, Floor 0.000%)
0.263%(c)	12/15/43	GBP	583	741,926

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RFMSI Trust, Series 2005-SA04, Class 1A21
3.338%(cc)	09/25/35		177	$133,185
Series 2006-SA01, Class 2A1
4.567%(cc)	02/25/36		33	29,317
Ripon Mortgages PLC (United Kingdom),
Series 01X, Class A2, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.851%(c)	08/20/56	GBP	1,693	2,312,289
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS03X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.191%(c)	06/12/44	GBP	1,758	2,282,840
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.400% (Cap 11.500%, Floor 0.400%)
0.552%(c)	07/20/36		48	46,465
Stanlington No. 1 PLC (United Kingdom),
Series 2017-01, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.041%(c)	06/12/46	GBP	1,119	1,533,400
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21		3,590	3,593,692
Stratton Mortgage Funding PLC (United Kingdom),
Series 2019-01, Class A, 3 Month Sterling Overnight Index Average + 1.200% (Cap N/A, Floor 0.000%)
1.254%(c)	05/25/51	GBP	1,475	2,021,949
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A1
3.080%(cc)	02/25/34		57	55,686
Series 2004-18, Class 3A1
2.586%(cc)	12/25/34		1,631	1,634,222
Series 2005-01, Class 2A
2.786%(cc)	02/25/35		1,402	1,364,768
Series 2005-18, Class 6A1
3.136%(cc)	09/25/35		132	127,253
Structured Asset Mortgage Investments II Trust,
Series 2004-AR05, Class 1A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)
0.812%(c)	10/19/34		5	4,701
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.652%(c)	07/19/35		62	59,395
Series 2006-AR03, Class 12A1, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
0.588%(c)	05/25/36		87	81,503
Series 2006-AR07, Class A10, 1 Month LIBOR + 0.200% (Cap 11.500%, Floor 0.200%)
0.348%(c)	08/25/36		244	501,874
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
0.268%(c)	08/25/36		1,723	1,589,309
Series 2007-AR04, Class A3, 1 Month LIBOR + 0.220% (Cap 11.500%, Floor 0.220%)
0.368%(c)	09/25/47		313	276,725

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp.,
Series 2006-RF01, Class 1A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.428%(c)	01/25/36		426	$381,636
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.438%(c)	10/25/36		900	774,854
TBW Mortgage-Backed Trust,
Series 2006-04, Class A6
6.470%	09/25/36		284	13,609
Thornburg Mortgage Securities Trust,
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
1.589%(c)	06/25/47		38	37,533
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, 3 Month Sterling Overnight Index Average + 0.900% (Cap N/A, Floor 0.000%)
0.956%(c)	07/20/45	GBP	6,809	9,315,889
Series 2019-V2A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.200% (Cap N/A, Floor 0.000%)
1.255%(c)	02/20/54	GBP	1,429	1,960,613
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, 3 Month GBP LIBOR + 1.025% (Cap N/A, Floor 0.000%)
1.073%(c)	10/20/51	GBP	4,362	5,980,829
Trinity Square PLC (United Kingdom),
Series 2015-01A, Class A, 144A, 3 Month GBP LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.196%(c)	07/15/51	GBP	605	828,317
Wachovia Mortgage Loan Trust LLC Trust,
Series 2007-A, Class 3A1
3.045%(cc)	03/20/37		25	23,319
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR10, Class 3A1
2.367%(cc)	08/25/35		1	993
Series 2005-AR16, Class 1A3
2.748%(cc)	12/25/35		247	244,343
Series 2006-AR02, Class 2A1
3.601%(cc)	03/25/36		130	127,942
Series 2006-AR05, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.980% (Cap N/A, Floor 0.980%)
1.589%(c)	06/25/46		27	26,038
Series 2006-AR07, Class 3A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.003%(c)	07/25/46		179	168,831
Series 2006-AR10, Class 1A2
3.014%(cc)	09/25/36		30	28,662
Series 2006-AR13, Class 2A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.003%(c)	10/25/46		14	13,774
Series 2006-AR15, Class 2A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.003%(c)	11/25/46		54	51,091
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.730% (Cap N/A, Floor 0.730%)
1.339%(c)	01/25/47		79	77,715

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-HY01, Class 3A3
3.675%(cc)	02/25/37		2,936	$2,830,250
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.770% (Cap N/A, Floor 0.770%)
1.379%(c)	04/25/47		2,961	2,590,678
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.809%(c)	11/25/42		1	640
Series 2005-02, Class 1A3, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
0.598%(c)	04/25/35		444	344,073
Series 2006-01, Class 2CB2
7.000%	02/25/36		1,124	850,884
Series 2006-AR05, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.940% (Cap N/A, Floor 0.940%)
1.549%(c)	07/25/46		31	21,557
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.750% (Cap N/A, Floor 0.750%)
1.359%(c)	02/25/47		398	353,196

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $231,547,362)				236,124,033

SOVEREIGN BONDS — 6.0%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes
3.125%	09/30/49		1,000	1,072,339
Sr. Unsec’d. Notes, 144A, MTN
3.125%	04/16/30		1,100	1,242,475
3.875%	04/16/50		1,000	1,221,325
Sr. Unsec’d. Notes, EMTN
3.125%	04/16/30		4,000	4,518,092
3.875%	04/16/50		5,000	6,106,625
Argentina Bocon (Argentina),
Unsec’d. Notes, Series PR15, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.000%
34.109%(c)	10/04/22	ARS	52	320
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30		10,572	4,298,497
0.125%(cc)	01/09/38		2,320	950,438
0.125%(cc)	07/09/41		8,000	3,024,259
1.000%	07/09/29		263	114,370
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
0.750%	11/21/27	AUD	7,800	7,111,562
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	4,700	4,458,088
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	2,600	1,903,241
Sr. Unsec’d. Notes, Series 22CI
1.250%	02/21/22	AUD	2,650	2,439,921
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25	AUD	3,120	3,625,007

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35		EUR	400	$656,482
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes
6.000%	11/21/28			2,300	2,208,459
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30			465	488,119
Bonos del Tesoro Nacional en Pesos Badlar (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
36.174%(c)	04/03/22		ARS	9,899	64,245
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28			2,476	2,686,442
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26		CAD	1,879	1,951,503
China Government Bond (China),
Bonds, Series INBK
2.850%	06/04/27		CNH	200	30,179
Bonds, Series 1725
3.820%	11/02/27		CNH	200	32,239
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45			580	709,076
5.625%	02/26/44			2,000	2,593,890
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds
0.100%	04/15/23		EUR	866	1,088,316
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25			5,000	5,645,137
5.950%	01/25/27			2,000	2,360,477
6.400%	06/05/49			2,000	2,348,031
Sr. Unsec’d. Notes, 144A
5.875%	01/30/60			1,000	1,101,760
6.000%	07/19/28			500	600,433
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
0.500%(cc)	07/31/40	(v)		4,000	2,151,998
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
7.625%	05/29/32			1,000	1,133,950
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25		EUR	355	451,552
4.750%	04/16/26		EUR	1,385	1,756,993
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30		EUR	3,000	3,834,063
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			2,000	2,309,105
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
6.375%	01/18/27			1,700	1,610,526
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35		EUR	1,700	2,134,491

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
French Republic Government Bond OAT (France),
Bonds
0.250%	07/25/24		EUR	8,707	$11,338,573
Bonds, 144A
0.100%	03/01/26		EUR	5,977	7,885,681
0.750%	05/25/52	(v)	EUR	3,300	4,494,836
1.500%	05/25/50	(v)	EUR	6,400	10,423,374
2.100%	07/25/23		EUR	3,875	5,130,197
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29			3,000	3,193,691
8.950%	03/26/51			1,000	1,042,479
Sr. Unsec’d. Notes, 144A
6.375%	02/11/27			790	821,793
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.500%	05/03/26			2,500	2,779,193
5.750%	06/06/22			4,000	4,250,259
6.125%	06/01/50			500	661,276
Hellenic Republic Government Bond (Greece),
Bonds
3.650%(cc)	02/24/23		EUR	120	158,816
3.650%(cc)	02/24/24		EUR	68	93,074
3.650%(cc)	02/24/25		EUR	139	195,443
3.650%(cc)	02/24/26		EUR	408	589,455
3.650%(cc)	02/24/27		EUR	68	100,479
3.650%(cc)	02/24/28		EUR	68	102,421
3.650%(cc)	02/24/29		EUR	2,068	3,164,168
3.650%(cc)	02/24/30		EUR	668	1,043,053
3.650%(cc)	02/24/31		EUR	68	107,447
3.650%(cc)	02/24/32		EUR	158	254,637
3.650%(cc)	02/24/33		EUR	168	276,287
3.650%(cc)	02/24/34		EUR	578	961,191
3.650%(cc)	02/24/35		EUR	68	113,916
3.650%(cc)	02/24/36		EUR	68	115,237
3.650%(cc)	02/24/37		EUR	1,268	2,173,509
3.650%(cc)	02/24/38		EUR	68	118,030
3.650%(cc)	02/24/39		EUR	2,068	3,562,466
3.650%(cc)	02/24/40		EUR	68	120,659
3.650%(cc)	02/24/41		EUR	68	121,541
3.650%(cc)	02/24/42		EUR	68	123,988
3.900%	01/30/33		EUR	1,675	2,779,193
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34		EUR	330	593,969
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.500%	11/17/50		EUR	1,000	1,236,629
1.750%	06/05/35		EUR	1,000	1,353,371
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.400%	10/30/31		EUR	2,100	2,643,995
1.450%	09/18/26		EUR	330	422,518
3.375%	07/30/25		EUR	1,625	2,243,092
3.400%	09/18/29			1,200	1,342,341
4.100%	04/24/28			4,000	4,651,951
4.200%	10/15/50			2,200	2,625,863

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
2.625%	06/14/23		EUR	6,000	$7,764,686
2.875%	07/08/21		EUR	600	743,680
3.750%	06/14/28		EUR	875	1,291,859
4.750%	07/18/47			5,000	6,265,853
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A
5.800%	01/15/28			328	305,562
6.752%	03/09/23			400	389,848
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27		ILS	5,400	1,845,081
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.875%	07/03/50			1,000	1,203,553
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes
1.450%	11/15/24		EUR	1,300	1,690,574
Sr. Unsec’d. Notes, 144A
1.700%	09/01/51		EUR	1,250	1,624,757
1.850%	07/01/25		EUR	5,600	7,444,617
2.350%	09/15/24	(v)	EUR	8,194	11,198,038
Sr. Unsec’d. Notes, Series I CPI, 144A
1.400%	05/26/25		EUR	18,500	23,915,618
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32		EUR	800	1,003,590
6.375%	03/03/28			400	457,059
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32		EUR	1,200	1,505,386
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
5.850%	07/07/30			1,000	1,105,905
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN
6.500%	07/21/45			1,600	2,584,074
Sr. Unsec’d. Notes, EMTN
2.375%	11/09/28		EUR	1,500	2,098,900
Malaysia Government Bond (Malaysia),
Bonds, Series 0119
3.906%	07/15/26		MYR	4,000	1,077,156
Bonds, Series 0307
3.502%	05/31/27		MYR	2,300	609,537
Malaysia Government Investment Issue (Malaysia),
Bonds, Series 0119
4.130%	07/09/29		MYR	3,400	935,010
Bonds, Series 0419
3.655%	10/15/24		MYR	3,400	893,847
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31		MXN	10,752	634,299
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.750%	04/27/32			300	361,481
5.000%	04/27/51			400	498,459
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110			5,000	6,651,109

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
4.000%	12/15/50			1,000	$1,031,944
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.000%	03/20/31		AUD	3,100	2,558,306
New Zealand Government Bond (New Zealand),
Bonds
1.750%	05/15/41		NZD	600	426,230
Sr. Unsec’d. Notes
1.500%	05/15/31		NZD	1,700	1,284,326
New Zealand Government Inflation Linked Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25		NZD	5,200	4,644,485
Sr. Unsec’d. Notes, Series 0935
2.500%	09/20/35		NZD	1,700	1,830,431
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
5.625%	06/27/22			1,000	1,035,076
7.625%	11/21/25			2,000	2,298,013
7.875%	02/16/32			1,000	1,100,266
8.747%	01/21/31			1,000	1,160,571
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27			1,600	1,726,238
Northern Territory Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.000%	04/21/31		AUD	2,000	1,609,281
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
5.625%	01/17/28			5,000	5,098,767
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/01/56			3,000	3,873,051
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.950%	04/28/31			1,700	2,054,651
5.400%	03/30/50			1,100	1,392,393
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
6.150%	08/12/32		PEN	7,300	2,470,959
Peruvian Government International Bond (Peru),
Bonds
8.200%	08/12/26		PEN	4,100	1,524,935
Sr. Unsec’d. Notes
2.780%	12/01/60			300	303,000
5.940%	02/12/29		PEN	10,300	3,547,401
5.940%	02/12/29		PEN	4,900	1,687,959
6.350%	08/12/28		PEN	6,100	2,141,123
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29		PEN	27,100	9,333,453
6.150%	08/12/32		PEN	1,900	637,739
6.350%	08/12/28		PEN	3,900	1,368,914
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.700%	03/01/41	(a)		3,000	3,470,758
9.500%	02/02/30			1,000	1,649,423

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		10,620	$12,346,942
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	334,907
Province of Ontario (Canada),
Unsec’d. Notes
3.450%	06/02/45	CAD	3,000	3,003,468
Province of Quebec (Canada),
Unsec’d. Notes
5.000%	12/01/41	CAD	200	240,447
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		295	119,130
9.950%	06/09/21		1,450	588,740
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.375%	03/14/24		5,000	5,423,381
3.750%	04/16/30		6,000	7,067,363
3.875%	04/23/23		700	752,577
4.400%	04/16/50		6,600	8,617,905
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24		4,000	4,380,488
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		1,570	1,823,355
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	3,405	6,118,728
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,725	4,788,214
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	1,000	1,332,893
4.850%	09/27/27		1,500	1,623,519
4.850%	09/30/29		200	212,595
5.750%	09/30/49		2,000	2,008,083
5.875%	09/16/25		6,000	6,868,581
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	2,000	2,989,704
Sr. Unsec’d. Notes, EMTN
4.625%	04/03/49	EUR	1,000	1,647,930
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	300	390,619
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	800	995,056
Unsec’d. Notes, EMTN
2.124%	07/16/31	EUR	3,000	3,884,638
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6218
8.500%	09/17/31	RUB	474,000	7,675,358
Bonds, Series 6221
7.700%	03/23/33	RUB	22,000	335,163
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
5.100%	03/28/35		5,000	6,324,399

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28			6,400	$7,177,740
4.000%	04/17/25			4,000	4,471,920
4.500%	10/26/46			8,000	9,708,981
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30			1,070	1,061,445
3.125%	05/15/27		EUR	6,000	8,249,613
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	(v)	EUR	1,300	1,644,352
1.250%	10/31/30		EUR	7,700	10,516,308
1.450%	04/30/29	(v)	EUR	7,100	9,801,535
1.850%	07/30/35	(v)	EUR	3,500	5,180,415
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29		GBP	200	359,253
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
5.750%	01/18/22			600	465,123
State of Israel (Israel),
Sr. Unsec’d. Notes
3.800%	05/13/60			2,400	2,856,619
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.625%	05/29/24			700	748,333
Sr. Unsec’d. Notes, 144A
0.750%	07/16/25			3,400	3,404,367
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
4.250%	12/20/32		AUD	1,500	1,507,371
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			1,500	1,510,996
5.750%	05/11/47			3,000	2,856,378
6.000%	01/14/41			2,300	2,269,492
7.250%	12/23/23			3,000	3,277,344
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/30		EUR	1,000	1,166,149
7.375%	09/25/32			1,600	1,760,472
7.750%	09/01/21			150	155,449
7.750%	09/01/22			3,015	3,225,794
7.750%	09/01/23			7,000	7,700,901
8.994%	02/01/24			200	226,536
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	1,220	1,422,701
7.750%	09/01/22			855	914,777
8.994%	02/01/24			200	226,536
9.750%	11/01/28			200	246,277
United Kingdom Gilt (United Kingdom),
Bonds
0.625%	10/22/50		GBP	1,100	1,457,565
1.750%	01/22/49		GBP	1,200	2,063,918
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
1.250%	11/22/27		GBP	3,533	6,406,245

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55		400	$555,623
5.100%	06/18/50	(a)	2,000	2,801,819
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
8.250%	10/13/24	(d)	800	76,386

TOTAL SOVEREIGN BONDS (cost $466,672,014)				514,172,263

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Federal Home Loan Mortgage Corp.
2.000%	07/01/50		188	196,037
6.250%	07/15/32		820	1,269,098
6.750%	09/15/29	(k)	500	746,534
6.750%	03/15/31		600	924,040
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.125%, Floor 1.625%)
3.625%(c)	03/01/35		4	4,226
Federal National Mortgage Assoc.
2.000%	TBA		151,960	157,296,211
2.500%	TBA		77,800	81,738,524
3.000%	10/01/49		2,393	2,597,529
3.500%	TBA		66,600	70,487,523
3.500%	10/01/34		519	555,526
3.500%	05/01/49		572	628,154
3.500%	02/01/50		1,128	1,206,022
3.500%	01/01/59		1,797	1,984,609
4.000%	TBA		102,300	109,396,881
4.000%	02/01/49		500	532,108
6.250%	05/15/29	(a)	555	790,665
6.625%	11/15/30		515	779,327
7.125%	01/15/30		765	1,168,397
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap 10.189%, Floor 1.200%)
1.944%(c)	11/01/42		21	21,429
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap 8.484%, Floor 1.200%)
1.944%(c)	03/01/44		21	20,687
Government National Mortgage Assoc.
2.000%	TBA		24,500	25,535,476
2.500%	TBA		13,200	13,918,788
4.000%	02/20/49		720	772,138

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $470,620,467)				472,569,929

U.S. TREASURY OBLIGATIONS — 10.3%
U.S. Treasury Bonds
1.375%	11/15/40	(h)	2,600	2,569,531
1.625%	11/15/50		1,900	1,890,203
2.500%	05/15/46	(k)	620	740,319
3.000%	11/15/44	(k)	687	888,850
3.000%	05/15/45	(k)	170	220,442
3.125%	02/15/43	(k)	750	982,852
3.375%	11/15/48	(k)	1,550	2,175,812
3.750%	11/15/43	(h)	395	568,121
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22	(h)(k)	3,923	3,993,749

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	04/15/22		45,057	$45,997,519
0.125%	07/15/22		14,507	14,960,018
0.125%	01/15/23		7,530	7,824,581
0.125%	07/15/24		33,228	35,586,691
0.125%	10/15/24		12,991	13,928,802
0.125%	04/15/25		48,590	52,256,622
0.125%	07/15/26		38,069	41,854,775
0.125%	01/15/30		29,684	33,103,784
0.125%	07/15/30		36,053	40,447,116
0.250%	07/15/29		10,790	12,215,962
0.250%	02/15/50		5,935	7,067,383
0.375%	07/15/23		32,071	33,985,365
0.375%	07/15/25		12,219	13,418,849
0.375%	01/15/27		16,848	18,799,197
0.375%	07/15/27	(v)	36,895	41,502,933
0.500%	04/15/24		37,271	39,949,926
0.500%	01/15/28	(h)(k)	39,488	44,743,524
0.625%	07/15/21	(k)	11,297	11,448,089
0.625%	04/15/23	(k)	5,671	5,972,142
0.625%	01/15/24		58,588	62,894,489
0.625%	01/15/26		18,345	20,473,907
0.625%	02/15/43		4,847	6,033,321
0.750%	07/15/28		25,664	29,855,736
0.750%	02/15/42		20,339	25,866,282
0.750%	02/15/45		8,470	10,918,148
0.875%	01/15/29		36,469	42,859,061
1.000%	02/15/46		17,253	23,516,976
1.375%	02/15/44		21,619	31,108,307
2.000%	01/15/26		5,993	7,122,954
2.125%	02/15/40		8,758	13,551,466
2.125%	02/15/41		28,073	43,983,638
2.500%	01/15/29	(h)(k)	13,221	17,361,532
3.375%	04/15/32	(h)	892	1,358,132
3.875%	04/15/29	(h)(k)	7,587	10,927,550
U.S. Treasury Notes
1.500%	02/15/30	(k)	260	274,950
2.000%	02/15/25	(k)	245	262,322
3.000%	09/30/25	(k)	3,510	3,949,847
U.S. Treasury Strips Coupon
1.020%(s)	05/15/33		55	47,051
1.178%(s)	08/15/40	(h)(k)	5,300	3,902,539
2.027%(s)	05/15/39	(k)	1,055	797,720
2.056%(s)	11/15/38	(k)	1,495	1,143,091
2.057%(s)	02/15/39	(k)	1,375	1,045,054
2.131%(s)	11/15/28	(k)	495	462,438
2.393%(s)	11/15/43	(h)	1,572	1,076,697
2.856%(s)	05/15/31	(k)	40	35,570
3.018%(s)	11/15/35	(h)(k)	1,500	1,222,031

TOTAL U.S. TREASURY OBLIGATIONS (cost $867,526,434)				891,143,966

TOTAL LONG-TERM INVESTMENTS (cost $6,862,584,073)				8,111,828,602

			Shares

SHORT-TERM INVESTMENTS — 17.1%
AFFILIATED MUTUAL FUNDS — 16.0%
PGIM Core Ultra Short Bond Fund(w)			1,231,982,128	1,231,982,128

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

			Shares		Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $148,928,789; includes $148,899,516 of cash collateral for securities on loan)(b)(w)				148,990,706	$148,916,211

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,380,910,917)					1,380,898,339

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.0%
Letras de la Nacion Argentina Con Ajuste por CER
(3.487)%	09/13/21		ARS	24,755	176,896
(cost $176,961)

U.S. TREASURY OBLIGATIONS(n) — 1.1%
U.S. Treasury Bills
0.095%	01/07/21	(h)		752	751,998
0.072%	01/19/21	(h)		987	986,979
0.105%	01/21/21	(h)		80	79,998
0.083%	01/28/21	(h)		400	399,986
0.094%	02/11/21	(h)(k)		5,193	5,192,671
0.070%	02/25/21	(k)		89,500	89,491,693
0.120%	04/22/21	(h)		600	599,856

TOTAL U.S. TREASURY OBLIGATIONS (cost $97,501,580)					97,503,181

OPTIONS PURCHASED*~ — 0.0% (cost $2,080,413)					1,457,873

TOTAL SHORT-TERM INVESTMENTS (cost $1,480,669,871)					1,480,036,289

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 111.2% (cost $8,343,253,944)					9,591,864,891

OPTIONS WRITTEN*~ — (0.0)% (premiums received $2,917,994)					(2,138,449)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 111.2% (cost $8,340,335,950)					9,589,726,442
Liabilities in excess of other assets(z) — (11.2)%					(968,301,008)

NET ASSETS — 100.0%					$8,621,425,434

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $11,202,817 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $145,895,064; cash collateral of $148,899,516 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Commitment Contracts

Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#		Value
Canadian Government Bond	2.750%	12/01/48	02/05/21	CAD	(4,000)	$(4,311,314)
Federal National Mortgage Assoc.	2.500%	TBA	02/11/21		(48,300)	(50,818,707)
Federal National Mortgage Assoc.	3.000%	TBA	01/14/21		(41,400)	(43,369,494)
Federal National Mortgage Assoc.	3.000%	TBA	02/11/21		(27,200)	(28,519,467)
Federal National Mortgage Assoc.	3.500%	TBA	01/19/21		(800)	(848,264)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $124,814,762)						$(127,867,246)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
90 Day Euro Dollar Futures	Call	03/14/22	$99.75	38		95	$9,975
90 Day Euro Dollar Futures	Call	06/13/22	$99.75	73		183	20,531
2 Year Euro Schatz	Call	02/27/21	114.40	197	EUR	197	1,203
2 Year Euro Schatz	Call	02/27/21	115.00	988	EUR	988	6,035
5 Year U.S. Treasury Notes Futures	Call	02/19/21	$129.00	36		36	—
5 Year Euro-Bobl	Call	02/19/21	139.50	340	EUR	340	2,077
10 Year U.S. Treasury Notes Futures	Call	02/19/21	$156.00	50		50	—
10 Year U.S. Treasury Notes Futures	Call	02/19/21	$157.00	77		77	—

Total Exchange Traded (cost $36,788)							$39,821

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	01/15/21	1,350.00	—		4,300	$—
Currency Option USD vs NOK	Call	HSBC Bank USA, N.A.	02/04/21	12.00	—		3,900	12
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	01/07/21	1.32	—	GBP	12,428	1,694
Currency Option NZD vs USD	Put	HSBC Bank USA, N.A.	01/15/21	0.55	—	NZD	5,800	—
Currency Option USD vs CHF	Put	HSBC Bank USA, N.A.	02/04/21	0.75	—		7,100	4
FNMA TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$72.00	—		4,700	—
France Government OAT Bond	Put	BNP Paribas S.A.	05/23/25	97.00	—	EUR	1,600	121,986

Total OTC Traded (cost $283,840)								$123,696

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 11/21/23	Call	Morgan Stanley Capital Services LLC	11/17/22	0.34%	0.34%(S)	3 Month LIBOR(Q)	64,500	$97,447
1-Year 30 FVA Swaption, 06/16/23(fv)	Call/Put	Bank of America, N.A.	06/16/23	0.00	30 Year LIBOR(T)	30 Year LIBOR(T)	29	(680)
1-Year 30 FVA Swaption, 06/16/23(fv)	Call/Put	Morgan Stanley Capital Services LLC	06/16/23	0.00	30 Year LIBOR(T)	30 Year LIBOR(T)	44	(1,048)
30-Year Interest Rate Swap, 10/26/51	Call	Goldman Sachs Bank USA	10/22/21	1.37%	1.37%(S)	3 Month LIBOR(Q)	700	37,610

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30-Year Interest Rate Swap, 10/27/51	Call	Citibank, N.A.	10/25/21	1.37%	1.37%(S)	3 Month LIBOR(Q)		700	$38,193
30-Year Interest Rate Swap, 11/02/51	Call	BNP Paribas S.A.	10/29/21	1.31%	1.31%(S)	3 Month LIBOR(Q)		300	14,354
10-Year Interest Rate Swap, 10/15/31	Put	Goldman Sachs Bank USA	10/13/21	1.30%	3 Month LIBOR(Q)	1.30%(S)		5,600	65,604
30-Year Interest Rate Swap, 08/25/51	Put	Morgan Stanley Capital Services LLC	08/23/21	1.75%	3 Month LIBOR(Q)	1.75%(S)		3,200	85,517
30-Year Interest Rate Swap, 08/31/51	Put	Credit Suisse International	08/26/21	1.73%	3 Month LIBOR(Q)	1.73%(S)		3,900	110,139
30-Year Interest Rate Swap, 09/17/51	Put	Bank of America, N.A.	09/15/21	2.18%	3 Month LIBOR(Q)	2.18%(S)		3,300	35,089
30-Year Interest Rate Swap, 10/26/51	Put	Goldman Sachs Bank USA	10/22/21	1.37%	3 Month LIBOR(Q)	1.37%(S)		700	51,414
30-Year Interest Rate Swap, 10/27/51	Put	Citibank, N.A.	10/25/21	1.37%	3 Month LIBOR(Q)	1.37%(S)		700	51,126
30-Year Interest Rate Swap, 11/02/51	Put	BNP Paribas S.A.	10/29/21	1.31%	3 Month LIBOR(Q)	1.31%(S)		300	24,866
30-Year Interest Rate Swap, 12/23/51	Put	Deutsche Bank AG	12/21/21	2.30%	3 Month LIBOR(Q)	2.30%(S)		1,800	21,185
30-Year Interest Rate Swap, 12/23/51	Put	Morgan Stanley Capital Services LLC	12/21/21	2.30%	3 Month LIBOR(Q)	2.30%(S)		2,600	30,601
30-Year Interest Rate Swap, 11/04/52	Put	Morgan Stanley Capital Services LLC	11/02/22	0.19%	6 Month EURIBOR(S)	0.19%(A)	EUR	2,400	157,973
30-Year Interest Rate Swap, 11/04/52	Put	BNP Paribas S.A.	11/02/22	0.20%	6 Month EURIBOR(S)	0.20%(A)	EUR	2,500	162,844
30-Year Interest Rate Swap, 11/08/52	Put	Barclays Bank PLC	11/04/22	0.20%	6 Month EURIBOR(S)	0.20%(A)	EUR	1,610	104,691

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30-Year Interest Rate Swap, 11/08/52	Put	BNP Paribas S.A.	11/04/22	0.20%	6 Month EURIBOR(S)	(0.20)%(A)	EUR	3,190	$207,431

Total OTC Swaptions (cost $1,759,785)									$1,294,356

Total Options Purchased (cost $2,080,413)									$1,457,873

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Brent Crude Oil Futures	Call	01/26/21	$49.00	36		36	$(131,760)
Brent Crude Oil Futures	Call	01/26/21	$50.00	24		24	(70,560)
Brent Crude Oil Futures	Call	01/26/21	$51.00	36		36	(82,800)
Brent Crude Oil Futures	Call	01/26/21	$53.00	24		24	(31,680)
Brent Crude Oil Futures	Call	01/26/21	$54.00	24		24	(20,400)
Brent Crude Oil Futures	Call	02/23/21	$55.00	48		48	(60,960)
Brent Crude Oil Futures	Call	02/23/21	$55.50	24		24	(29,760)
Brent Crude Oil Futures	Call	02/23/21	$56.00	36		36	(36,000)
Brent Crude Oil Futures	Call	02/23/21	$57.00	24		24	(18,960)
Natural Gas Futures	Call	01/25/21	19.00	12	EUR	8	(14,807)
Natural Gas Futures	Call	03/26/21	18.00	2	EUR	1	(2,382)
Natural Gas Futures	Call	03/26/21	19.00	2	EUR	1	(1,817)
Natural Gas Futures	Call	04/26/21	18.00	2	EUR	1	(2,061)
Natural Gas Futures	Call	04/26/21	19.00	2	EUR	1	(1,545)
Natural Gas Futures	Call	05/26/21	18.00	2	EUR	1	(2,020)
Natural Gas Futures	Call	05/26/21	19.00	2	EUR	1	(1,538)
WTI Crude Oil Futures	Call	01/14/21	$46.00	72		72	(217,440)
WTI Crude Oil Futures	Call	01/14/21	$47.00	24		24	(54,240)
WTI Crude Oil Futures	Call	01/14/21	$47.50	24		24	(46,080)
WTI Crude Oil Futures	Call	02/17/21	$51.00	24		24	(33,120)
WTI Crude Oil Futures	Call	02/17/21	$53.00	36		36	(29,520)
WTI Crude Oil Futures	Call	02/17/21	$53.50	48		48	(34,560)
WTI Crude Oil Futures	Call	02/17/21	$54.00	48		48	(30,720)
WTI Crude Oil Futures	Call	11/16/21	$40.00	1		1	(10,980)
Natural Gas Futures	Put	01/25/21	15.50	12	EUR	8	(2,256)
Natural Gas Futures	Put	01/26/21	$2.30	28		280	(20,916)
Natural Gas Futures	Put	01/26/21	$2.40	27		270	(29,700)
Natural Gas Futures	Put	03/26/21	$2.50	4		40	(8,272)
Natural Gas Futures	Put	03/26/21	12.00	2	EUR	1	(470)
Natural Gas Futures	Put	03/26/21	13.00	2	EUR	1	(751)
Natural Gas Futures	Put	04/26/21	12.00	2	EUR	1	(700)
Natural Gas Futures	Put	04/26/21	13.00	2	EUR	1	(1,067)
Natural Gas Futures	Put	05/26/21	12.00	2	EUR	1	(902)
Natural Gas Futures	Put	05/26/21	13.00	2	EUR	1	(1,321)

Total Exchange Traded (premiums received $599,326)							$(1,032,065)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs CNH	Call	HSBC Bank USA, N.A.	02/04/21	8.05	—	EUR	3,956	$(20,086)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs CNH	Call	HSBC Bank USA, N.A.	01/07/21	6.75	—		5,049	$(93)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		600	(1,138)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		300	(569)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		400	(3,131)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		300	(2,348)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—		600	(1)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank USA	06/22/35	3.00%	—	EUR	2,000	(2,835)
Margin Eurobob Gasoline vs Brent	Call	Goldman Sachs International	03/31/21	$4.00	3		3	(1,853)
Margin Eurobob Gasoline vs Brent	Call	Goldman Sachs International	06/30/21	$8.00	3		3	(5,747)
Margin Eurobob Gasoline vs Brent	Call	Goldman Sachs International	09/30/21	$8.00	3		3	(6,538)
Margin Eurobob Gasoline vs Brent	Call	Goldman Sachs International	12/31/21	$4.00	3		3	(7,257)
Currency Option EUR vs CNH	Put	HSBC Bank USA, N.A.	02/04/21	7.75	—	EUR	3,956	(4,789)
Currency Option USD vs CNH	Put	HSBC Bank USA, N.A.	01/07/21	6.55	—		5,049	(41,917)
FNMA TBA 1.50%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$99.69	—		4,200	(3,993)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$102.19	—		4,800	(962)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$102.27	—		3,900	(914)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.13	—		500	(452)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—		400	(368)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—		300	(276)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—		600	(554)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—		300	(277)
GNMA II TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$102.91	—		700	(5,367)
GNMA II TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$102.91	—		500	(3,833)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	01/14/21	$103.37	—		1,200	—
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	01/14/21	$103.59	—		1,200	—
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	02/11/21	$103.77	—		1,600	(66)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	02/11/21	$103.77	—		1,100	(46)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$103.58	—		1,100	(292)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$104.00	—		700	(342)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$104.00	—		500	(244)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	04/14/21	$104.13	—		700	(1,805)
GNMA II TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	04/14/21	$104.13	—		400	(1,031)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/07/22	0.00%	—		18,250	(247)
Inflation Floor Option,
Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/08/22	0.00%	—		9,500	(128)
Margin Eurobob Gasoline vs Brent	Put	Goldman Sachs International	03/31/21	$1.00	3		3	(612)
Margin Eurobob Gasoline vs Brent	Put	Goldman Sachs International	06/30/21	$4.50	3		3	(2,484)
Margin Eurobob Gasoline vs Brent	Put	Goldman Sachs International	09/30/21	$4.50	3		3	(3,409)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Margin Eurobob Gasoline vs Brent	Put	Goldman Sachs International	12/31/21	$1.00	3	3	$(3,666)

Total OTC Traded (premiums received $317,541)							$(129,670)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
1-Year Interest Rate Swap, 11/21/23	Call	Goldman Sachs Bank USA	11/17/22	0.53%	3 Month EURIBOR(Q)	(0.53)%(A)	EUR	53,800	$(70,145)
30-Year Interest Rate Swap, 01/21/51	Call	Morgan Stanley Capital Services LLC	01/19/21	1.21%	3 Month LIBOR(Q)	1.21%(S)		1,900	(3,987)
30-Year Interest Rate Swap, 02/02/51	Call	Bank of America, N.A.	01/29/21	1.10%	3 Month LIBOR(Q)	1.10%(S)		3,100	(4,564)
30-Year Interest Rate Swap, 02/19/51	Call	Morgan Stanley Capital Services LLC	02/17/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(A)	EUR	1,400	(10,648)
30-Year Interest Rate Swap, 02/24/51	Call	Goldman Sachs Bank USA	02/22/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(A)	EUR	1,400	(12,104)
30-Year Interest Rate Swap, 02/24/51	Call	JPMorgan Chase Bank, N.A.	02/22/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(A)	EUR	800	(6,917)
CDX.NA.IG.35.V1, 12/20/25	Call	Morgan Stanley Capital Services LLC	02/17/21	0.45%	CDX.NA.IG.35.V1(Q)	1.00%(Q)		1,900	(911)
CDX.NA.IG.35.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	CDX.NA.IG.35.V1(Q)	1.00%(Q)		2,500	(942)
iTraxx.EU.34.V1, 12/20/25	Call	Bank of America, N.A.	01/20/21	0.45%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	4,200	(2,868)
iTraxx.EU.34.V1, 12/20/25	Call	Bank of America, N.A.	01/20/21	0.45%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	1,700	(1,161)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	01/20/21	0.48%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,300	(3,158)
iTraxx.EU.34.V1, 12/20/25	Call	Deutsche Bank AG	02/17/21	0.43%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,600	(1,786)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.34.V1, 12/20/25	Call	Goldman Sachs International	02/17/21	0.43%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,300	$(1,580)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.40%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	5,500	(3,152)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.40%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	5,300	(3,037)
iTraxx.EU.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.40%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	3,900	(2,235)
iTraxx.EU.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.40%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	3,600	(2,063)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,900	(2,892)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	4,700	(4,687)
iTraxx.EU.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.43%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,200	(2,194)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	04/21/21	0.38%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	2,000	(973)
iTraxx.EU.34.V1, 12/20/25	Call	BNP Paribas S.A.	04/21/21	0.38%	iTraxx.EU.34.V1(Q)	1.00%(Q)	EUR	1,600	(779)
3-Year Interest Rate Swap, 08/25/24	Put	Morgan Stanley Capital Services LLC	08/23/21	1.45%	1.45%(S)	3 Month LIBOR(Q)		26,600	(441)
3-Year Interest Rate Swap, 08/31/24	Put	Credit Suisse International	08/26/21	1.40%	1.40%(S)	3 Month LIBOR(Q)		32,400	(652)
3-Year Interest Rate Swap, 09/17/24	Put	Bank of America, N.A.	09/15/21	1.88%	1.88%(S)	3 Month LIBOR(Q)		27,500	(221)
3-Year Interest Rate Swap, 12/23/24	Put	Deutsche Bank AG	12/21/21	2.02%	2.02%(S)	3 Month LIBOR(Q)		14,400	(250)
3-Year Interest Rate Swap, 12/23/24	Put	Morgan Stanley Capital Services LLC	12/21/21	2.02%	2.02%(S)	3 Month LIBOR(Q)		21,300	(370)
10-Year Interest Rate Swap, 11/04/32	Put	BNP Paribas S.A.	11/02/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,500	(152,682)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 11/04/32	Put	Morgan Stanley Capital Services LLC	11/02/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,200	$(146,575)
10-Year Interest Rate Swap, 11/08/32	Put	Barclays Bank PLC	11/04/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	4,810	(98,357)
10-Year Interest Rate Swap, 11/08/32	Put	BNP Paribas S.A.	11/04/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	9,590	(196,101)
25-Year Interest Rate Swap, 05/27/50	Put	BNP Paribas S.A.	05/23/25	0.45%	0.45%(A)	6 Month EURIBOR(S)	EUR	1,600	(120,077)
30-Year Interest Rate Swap, 01/21/51	Put	Morgan Stanley Capital Services LLC	01/19/21	1.55%	1.55%(S)	3 Month LIBOR(Q)		1,900	(7,466)
30-Year Interest Rate Swap, 02/02/51	Put	Bank of America, N.A.	01/29/21	1.46%	1.46%(S)	3 Month LIBOR(Q)		3,100	(42,264)
CDX.NA.HY.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	$98.25	5.00%(Q)	CDX.NA.HY.35.V1(Q)		500	(336)
CDX.NA.HY.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	$98.25	5.00%(Q)	CDX.NA.HY.35.V1(Q)		500	(336)
CDX.NA.IG.33.V1, 12/20/24	Put	Goldman Sachs International	03/17/21	2.50%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		2,400	(275)
CDX.NA.IG.34.V1, 06/20/25	Put	BNP Paribas S.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.34.V1(Q)		2,700	(475)
CDX.NA.IG.35.V1, 12/20/25	Put	Goldman Sachs International	01/20/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,000	(155)
CDX.NA.IG.35.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		2,300	(298)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	01/20/21	0.95%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,100	(132)
CDX.NA.IG.35.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		3,800	(423)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,000	(111)
CDX.NA.IG.35.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	1.10%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		700	(68)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	02/17/21	0.75%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,900	$(959)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	02/17/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,200	(412)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	02/17/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,100	(377)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	02/17/21	1.10%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		800	(197)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.78%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		2,100	(1,795)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		2,500	(1,988)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		2,100	(1,670)
CDX.NA.IG.35.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,000	(795)
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		700	(557)
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	03/17/21	0.85%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		1,600	(1,116)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		400	(338)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	04/21/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		600	(507)
iTraxx.EU.32.V1, 12/20/24	Put	Goldman Sachs International	03/17/21	2.50%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,900	(1)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	0.80%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,600	(276)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	0.83%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,300	(366)
iTraxx.EU.34.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.85%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	7,500	(1,115)
iTraxx.EU.34.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.85%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,700	(253)
iTraxx.EU.34.V1, 12/20/25	Put	Deutsche Bank AG	01/20/21	0.90%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,500	(335)
iTraxx.EU.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	0.90%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,200	(295)
iTraxx.EU.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	1.00%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,400	(263)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	1.05%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,100	(84)
iTraxx.EU.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	1.05%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,300	(175)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	02/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,800	$(2,199)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	02/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,000	(785)
iTraxx.EU.34.V1, 12/20/25	Put	Deutsche Bank AG	02/17/21	0.80%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,600	(1,407)
iTraxx.EU.34.V1, 12/20/25	Put	Goldman Sachs International	02/17/21	0.80%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,300	(1,245)
iTraxx.EU.34.V1, 12/20/25	Put	Bank of America, N.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,700	(2,256)
iTraxx.EU.34.V1, 12/20/25	Put	Barclays Bank PLC	03/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,200	(1,592)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	3,700	(4,910)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,400	(1,858)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	5,500	(6,158)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	5,300	(5,934)
iTraxx.EU.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	3,900	(4,367)
iTraxx.EU.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	3,600	(4,031)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,900	(2,785)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	4,700	(4,514)
iTraxx.EU.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.85%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,200	(1,837)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	2,000	(3,397)
iTraxx.EU.34.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	0.75%	1.00%(Q)	iTraxx.EU.34.V1(Q)	EUR	1,600	(2,717)

Total OTC Swaptions (premiums received $2,001,127)									$(976,714)

Total Options Written (premiums received $2,917,994)									$(2,138,449)

(fv)	Forward Volatility Agreement on a 1 year-30 year straddle swaption effective 6/16/2020. The strike price will be determined based on the swaption rate as of 6/16/2023.

Financial Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
433	2 Year U.S. Treasury Notes	Mar. 2021	$95,682,851	$88,119
200	3 Year Australian Treasury Bonds	Mar. 2021	18,107,782	12,827
62	5 Year Euro-Bobl	Mar. 2021	10,238,844	10,140
2,515	5 Year U.S. Treasury Notes	Mar. 2021	317,302,611	670,776
123	10 Year Australian Treasury Bonds	Mar. 2021	13,961,365	61,723

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
65	10 Year Euro-Bund	Mar. 2021	$14,105,904	$(1,664)
96	10 Year Japanese Bonds	Mar. 2021	141,245,654	(97,032)
953	10 Year U.S. Treasury Notes	Mar. 2021	131,588,458	(21,207)
98	10 Year U.S. Ultra Treasury Notes	Mar. 2021	15,323,219	(34,189)
659	20 Year U.S. Treasury Bonds	Mar. 2021	114,130,562	(855,858)
396	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	84,570,749	(613,545)
305	Euro-BTP Italian Government Bond	Mar. 2021	56,639,420	221,347
48	Euro-OAT	Mar. 2021	9,843,176	2,289
2,725	Mini MSCI EAFE Index	Mar. 2021	290,321,500	3,326,320
440	Russell 2000 E-Mini Index	Mar. 2021	43,445,600	1,417,715
2,814	S&P 500 E-Mini Index	Mar. 2021	527,456,160	13,314,354

				17,502,115

Short Positions:
1,930	2 Year U.S. Treasury Notes	Mar. 2021	426,484,765	(405,657)
36	3 Year Australian Treasury Bonds	Mar. 2021	3,259,401	(2,448)
473	5 Year Euro-Bobl	Mar. 2021	78,112,472	28,608
36	5 Year U.S. Treasury Notes	Mar. 2021	4,541,906	(12,704)
15	10 Year Australian Treasury Bonds	Mar. 2021	1,702,605	(9,228)
93	10 Year Canadian Government Bonds	Mar. 2021	10,893,472	(21,448)
153	10 Year Euro-Bund	Mar. 2021	33,203,128	(85,761)
53	10 Year U.K. Gilt	Mar. 2021	9,823,600	(110,484)
1,466	10 Year U.S. Treasury Notes	Mar. 2021	202,422,539	(215,592)
9	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,407,234	2,415
176	20 Year U.S. Treasury Bonds	Mar. 2021	30,481,000	390,247
16	30 Year Euro Buxl	Mar. 2021	4,402,631	(8,790)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	213,563	2,961
1,322	Euro Schatz Index	Mar. 2021	181,326,516	136,687
77	Euro-BTP Italian Government Bond	Mar. 2021	14,299,132	(64,997)
5	Euro-OAT	Mar. 2021	1,025,331	(5,442)

				(381,633)

				$17,120,482

Commodity Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
1	Brent 1st Line vs. Dubai 1st Line	Jan. 2022	$1,180	$17
1	Brent 1st Line vs. Dubai 1st Line	Feb. 2022	1,170	7
1	Brent 1st Line vs. Dubai 1st Line	Mar. 2022	1,180	17
1	Brent 1st Line vs. Dubai 1st Line	Apr. 2022	1,190	27
1	Brent 1st Line vs. Dubai 1st Line	May 2022	1,220	57
1	Brent 1st Line vs. Dubai 1st Line	Jun. 2022	1,230	67
1	Brent 1st Line vs. Dubai 1st Line	Jul. 2022	1,220	57
1	Brent 1st Line vs. Dubai 1st Line	Aug. 2022	1,220	57
1	Brent 1st Line vs. Dubai 1st Line	Sep. 2022	1,220	57
1	Brent 1st Line vs. Dubai 1st Line	Oct. 2022	1,220	57
1	Brent 1st Line vs. Dubai 1st Line	Nov. 2022	1,200	37
1	Brent 1st Line vs. Dubai 1st Line	Dec. 2022	1,210	47
90	Brent Crude	Jan. 2021	4,662,000	250,769
35	Brent Crude	Feb. 2021	1,813,700	41,770
150	Brent Crude	Oct. 2021	7,612,500	515,055
46	Brent Crude	Jan. 2022	2,318,860	185,306

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Commodity Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
18	Brent Crude	Apr. 2022	$903,060	$31,418
133	California Carbon Allowance Vintage	Dec. 2021	2,473,800	85,932
2	Chicago Ethanol (Platts) Swap	Mar. 2021	129,150	16,061
1	Chicago Ethanol (Platts) Swap	Jun. 2021	64,680	5,668
24	Cocoa	Mar. 2021	624,720	35,583
10	Coffee ’C’	Jul. 2021	494,438	12,492
15	Copper	Mar. 2021	1,319,625	3,995
55	Corn	Jul. 2021	1,320,687	124,526
12	Cotton No. 2	Mar. 2021	468,720	34,681
20	Cotton No. 2	Jul. 2021	791,700	29,026
32	Gasoline RBOB	May 2021	2,061,696	72,291
10	Gold 100 OZ	Apr. 2021	1,899,600	26,091
9	Hard Red Winter Wheat	Mar. 2021	271,575	37,591
14	Hard Red Winter Wheat	May 2021	424,375	26,856
26	Hard Red Winter Wheat	Jul. 2021	789,425	36,343
2	Henry Hub LD1 Fixed Price	Sep. 2021	13,705	(370)
2	Henry Hub LD1 Fixed Price	Oct. 2021	13,980	303
2	Henry Hub LD1 Fixed Price	Nov. 2021	14,565	888
6	Henry Hub LD1 Fixed Price	Dec. 2021	45,090	6,611
5	Henry Hub LD1 Fixed Price	Jan. 2022	36,738	4,835
6	Henry Hub LD1 Fixed Price	Feb. 2022	41,880	3,401
6	Henry Hub LD1 Fixed Price	Mar. 2022	36,435	(2,044)
6	Henry Hub LD1 Fixed Price	Apr. 2022	35,760	(2,719)
6	Henry Hub LD1 Fixed Price	May 2022	36,180	(2,299)
6	Henry Hub LD1 Fixed Price	Jun. 2022	36,705	(1,774)
6	Henry Hub LD1 Fixed Price	Jul. 2022	36,825	(1,654)
6	Henry Hub LD1 Fixed Price	Aug. 2022	36,525	(1,954)
6	Henry Hub LD1 Fixed Price	Sep. 2022	36,870	(1,609)
6	Henry Hub LD1 Fixed Price	Oct. 2022	38,100	(379)
6	Henry Hub LD1 Fixed Price	Nov. 2022	40,440	1,961
26	ICE ECX EMISSION	Mar. 2021	1,035,153	50,081
3	ICE Endex Dutch TTF Natural Gas	Jan. 2021	47,097	1,875
8	ICE Endex Dutch TTF Natural Gas	Mar. 2021	119,061	6,409
1	ICE Endex Dutch TTF Natural Gas	Apr. 2021	14,788	7
5	ICE Natural Gas	Feb. 2021	110,878	1,911
10	Lean Hogs	Jun. 2021	331,300	11,780
16	Live Cattle	Apr. 2021	763,200	10,560
5	LME Lead	Jan. 2021	247,906	8,706
23	LME Lead	Mar. 2021	1,146,981	36,271
10	LME Lead	May 2021	499,812	(8,249)
26	LME Nickel	Jan. 2021	2,584,374	181,559
28	LME Nickel	Mar. 2021	2,790,144	(9,139)
2	LME Nickel	May 2021	199,737	8,319
34	LME PRI Aluminum	Jan. 2021	1,682,150	98,386
29	LME PRI Aluminum	Mar. 2021	1,433,687	(13,516)
13	LME PRI Aluminum	May 2021	645,531	(2,030)
41	LME Zinc	Jan. 2021	2,801,663	346,401
28	LME Zinc	Mar. 2021	1,924,531	61,402
4	Low Sulphur Gas Oil	Mar. 2021	170,000	23,934
62	Low Sulphur Gas Oil	Dec. 2021	2,690,800	321,394
6	Natural Gas	Jan. 2021	152,340	(15,219)
5	Natural Gas	Mar. 2021	126,900	1,168
44	Natural Gas	Apr. 2021	1,124,200	41,793
5	No. 2 Soft Red Winter Wheat	Jul. 2021	157,063	5,216
3	NY Harbor ULSD	May 2021	187,803	(495)
37	Platinum	Apr. 2021	1,996,520	101,183

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Commodity Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
130	SGX Iron Ore 62%	Mar. 2021	$1,993,550	$139,219
3	Silver	Mar. 2021	396,180	20,471
39	Soybean	Mar. 2021	2,556,450	304,372
9	Soybean	Jul. 2021	583,875	40,437
106	Soybean Meal	Mar. 2021	4,551,640	430,939
19	Soybean Meal	Jul. 2021	797,050	48,689
33	Soybean Oil	Jul. 2021	810,612	46,725
6	Sugar #11 (World)	Feb. 2021	104,093	3,333
50	Sugar #11 (World)	Jun. 2021	794,640	39,806
7	White Sugar	Feb. 2021	147,315	18,219
8	White Sugar	Apr. 2021	164,920	4,918
77	WTI Crude	Jan. 2021	3,736,040	280,683
39	WTI Crude	Feb. 2021	1,896,570	22,098
8	WTI Crude	Jul. 2021	386,960	23,025
50	WTI Crude	Aug. 2021	2,409,500	221,786
81	WTI Crude	May 2022	3,788,370	157,173
8	WTI Crude	Aug. 2022	371,520	13,738
50	WTI Crude	Nov. 2022	2,312,000	118,835
1	WTI Houston (Argus) vs. WTI Trade Month	Jan. 2021	1,650	(852)
1	WTI Houston (Argus) vs. WTI Trade Month	Feb. 2021	1,550	(952)
1	WTI Houston (Argus) vs. WTI Trade Month	Mar. 2021	1,480	(1,022)
1	WTI Houston (Argus) vs. WTI Trade Month	Apr. 2021	1,450	(1,052)
1	WTI Houston (Argus) vs. WTI Trade Month	May 2021	1,430	(1,072)
1	WTI Houston (Argus) vs. WTI Trade Month	Jun. 2021	1,400	(1,102)
1	WTI Houston (Argus) vs. WTI Trade Month	Jul. 2021	1,400	(1,102)
1	WTI Houston (Argus) vs. WTI Trade Month	Aug. 2021	1,400	(1,102)
1	WTI Houston (Argus) vs. WTI Trade Month	Sep. 2021	1,350	(1,152)
1	WTI Houston (Argus) vs. WTI Trade Month	Oct. 2021	1,300	(1,202)
1	WTI Houston (Argus) vs. WTI Trade Month	Nov. 2021	1,250	(1,252)
8	WTI Light Sweet Crude Oil	May 2021	389,040	46,935
20	WTI Light Sweet Crude Oil	Nov. 2022	924,800	14,233
8	Chicago Ethanol (Platts) Swap	Feb. 2021	511,560	41,143

				4,869,777

Short Positions:
135	Brent Crude	Apr. 2021	6,974,100	(847,554)
1	Brent Crude	Jul. 2021	51,200	(2,462)
35	Brent Crude	Oct. 2022	1,742,650	(46,426)
66	Brent Crude	Apr. 2023	3,279,540	(120,045)
14	Brent Crude	Oct. 2023	692,300	(11,433)
19	Coffee ’C’	Mar. 2021	913,781	(65,720)
152	Corn	Mar. 2021	3,678,400	(438,408)
18	Corn	May 2021	434,925	(23,627)
14	Gasoline RBOB	Feb. 2021	832,255	(125,200)
21	Gold 100 OZ	Feb. 2021	3,979,710	39,136
7	ICE Endex Dutch TTF Natural Gas	Feb. 2021	117,406	(7,627)
2	ICE Endex Dutch TTF Natural Gas	Sep. 2021	30,506	(7,453)
2	ICE Endex Dutch TTF Natural Gas	Oct. 2021	30,951	(8,672)
2	ICE Endex Dutch TTF Natural Gas	Nov. 2021	32,401	(9,379)
6	ICE Endex Dutch TTF Natural Gas	Dec. 2021	98,020	(19,473)
6	ICE Endex Dutch TTF Natural Gas	Jan. 2022	88,682	(17,738)
6	ICE Endex Dutch TTF Natural Gas	Feb. 2022	96,010	(17,568)
6	ICE Endex Dutch TTF Natural Gas	Mar. 2022	83,934	(7,921)
6	ICE Endex Dutch TTF Natural Gas	Apr. 2022	82,025	(3,478)
6	ICE Endex Dutch TTF Natural Gas	May 2022	77,981	(1,968)
6	ICE Endex Dutch TTF Natural Gas	Jun. 2022	81,404	(2,857)
6	ICE Endex Dutch TTF Natural Gas	Jul. 2022	81,213	(2,666)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Commodity Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
6	ICE Endex Dutch TTF Natural Gas	Aug. 2022	$78,039	$(2,026)
6	ICE Endex Dutch TTF Natural Gas	Sep. 2022	86,564	(7,912)
6	ICE Endex Dutch TTF Natural Gas	Oct. 2022	84,715	(8,702)
6	ICE Endex Dutch TTF Natural Gas	Nov. 2022	90,075	(11,528)
56	Lean Hogs	Apr. 2021	1,618,400	(48,730)
5	LME Lead	Jan. 2021	247,906	(3,157)
23	LME Lead	Mar. 2021	1,146,981	(42,887)
10	LME Lead	May 2021	499,813	(33,044)
26	LME Nickel	Jan. 2021	2,584,374	(274,267)
10	LME Nickel	Mar. 2021	996,480	(44,296)
2	LME Nickel	May 2021	199,737	(4,389)
34	LME PRI Aluminum	Jan. 2021	1,682,150	(168,843)
38	LME PRI Aluminum	Mar. 2021	1,878,625	(37,001)
13	LME PRI Aluminum	May 2021	645,531	(19,900)
41	LME Zinc	Jan. 2021	2,801,663	(151,989)
19	LME Zinc	Mar. 2021	1,305,932	(34,342)
24	Low Sulphur Gas Oil	Jun. 2021	1,028,400	(19,658)
19	Low Sulphur Gas Oil	Sep. 2021	822,700	(113,935)
19	Low Sulphur Gas Oil	Mar. 2022	831,250	(92,823)
10	Low Sulphur Gas Oil	Jun. 2022	438,250	(43,090)
86	Natural Gas	Feb. 2021	2,172,360	97,192
22	Natural Gas	Sep. 2021	603,020	(29,602)
66	No. 2 Soft Red Winter Wheat	Mar. 2021	2,113,650	(141,156)
9	No. 2 Soft Red Winter Wheat	May 2021	287,775	(23,451)
1	PALLADIUM FUTURE	Mar. 2021	245,380	(13,243)
2	Soybean	Nov. 2021	111,175	(2,615)
12	Soybean Oil	Mar. 2021	305,280	(31,817)
7	Sugar #11 (World)	Apr. 2021	115,091	(3,361)
4	WTI Crude	Mar. 2021	194,760	(12,208)
17	WTI Crude	Apr. 2021	827,730	(54,944)
46	WTI Crude	May 2021	2,236,980	(216,094)
11	WTI Crude	Nov. 2021	524,480	(58,162)
87	WTI Crude	Nov. 2021	4,148,160	(340,215)
17	WTI Crude	Dec. 2021	807,330	(51,722)
6	WTI Crude	Feb. 2022	282,900	(5,097)
9	WTI Crude	May 2023	411,750	(6,626)
2	WTI Crude	Nov. 2023	90,820	638
1	WTI Midland (Argus) vs. WTI Financial	Jan. 2021	1,050	248
1	WTI Midland (Argus) vs. WTI Financial	Feb. 2021	980	318
1	WTI Midland (Argus) vs. WTI Financial	Mar. 2021	930	368
1	WTI Midland (Argus) vs. WTI Financial	Apr. 2021	880	418
1	WTI Midland (Argus) vs. WTI Financial	May 2021	830	468
1	WTI Midland (Argus) vs. WTI Financial	Jun. 2021	780	518
1	WTI Midland (Argus) vs. WTI Financial	Jul. 2021	780	518
1	WTI Midland (Argus) vs. WTI Financial	Aug. 2021	780	518
1	WTI Midland (Argus) vs. WTI Financial	Sep. 2021	700	598
1	WTI Midland (Argus) vs. WTI Financial	Oct. 2021	680	618
1	WTI Midland (Argus) vs. WTI Financial	Nov. 2021	650	648

				(3,798,303)

				$1,071,474

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/05/21	Citibank, N.A.	BRL	20,210	$3,994,025	$3,891,315	$—	$(102,710)
Expiring 01/05/21	HSBC Bank USA, N.A.	BRL	4,456	858,000	858,007	7	—
Expiring 01/05/21	JPMorgan Chase Bank, N.A.	BRL	729	140,000	140,376	376	—
Expiring 02/02/21	Goldman Sachs Bank USA	BRL	5,185	989,289	997,812	8,523	—
British Pound,
Expiring 01/08/21	BNP Paribas S.A.	GBP	2,714	3,662,985	3,711,718	48,733	—
Expiring 01/08/21	BNP Paribas S.A.	GBP	769	1,046,226	1,051,699	5,473	—
Expiring 01/08/21	BNP Paribas S.A.	GBP	686	922,228	938,186	15,958	—
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	2,386	3,183,663	3,263,139	79,476	—
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	760	1,008,860	1,039,391	30,531	—
Canadian Dollar,
Expiring 01/08/21	HSBC Bank USA, N.A.	CAD	2,809	2,193,232	2,206,884	13,652	—
Expiring 01/20/21	Goldman Sachs Bank USA	CAD	254	189,992	199,316	9,324	—
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	624	475,378	490,176	14,798	—
Chilean Peso,
Expiring 01/15/21	Citibank, N.A.	CLP	619,512	830,000	871,815	41,815	—
Expiring 01/15/21	Citibank, N.A.	CLP	5,978	8,000	8,413	413	—
Expiring 01/15/21	Goldman Sachs Bank USA	CLP	2,241	3,000	3,153	153	—
Expiring 01/15/21	HSBC Bank USA, N.A.	CLP	1,154,553	1,546,000	1,624,758	78,758	—
Expiring 01/15/21	HSBC Bank USA, N.A.	CLP	1,495	2,000	2,104	104	—
Expiring 03/24/21	BNP Paribas S.A.	CLP	1,783,779	2,461,301	2,510,963	49,662	—
Chinese Renminbi,
Expiring 03/17/21	BNP Paribas S.A.	CNH	11,801	1,767,647	1,805,477	37,830	—
Expiring 03/17/21	BNP Paribas S.A.	CNH	6,866	1,034,423	1,050,454	16,031	—
Expiring 03/17/21	Goldman Sachs Bank USA	CNH	8,342	1,268,364	1,276,273	7,909	—
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	34,865	5,258,738	5,334,121	75,383	—
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	4,408	665,043	674,395	9,352	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	19,548	2,933,480	2,990,718	57,238	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	12,336	1,878,883	1,887,328	8,445	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	5,056	765,617	773,535	7,918	—
Danish Krone,
Expiring 02/01/21	Goldman Sachs Bank USA	DKK	2,625	433,528	431,194	—	(2,334)
Euro,
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	907	1,101,150	1,108,288	7,138	—
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	717	872,753	876,122	3,369	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	1,322	1,614,272	1,615,388	1,116	—
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	59	75,432	72,366	—	(3,066)
Expiring 07/01/21	BNP Paribas S.A.	EUR	111	129,791	136,154	6,363	—
Expiring 07/01/21	Goldman Sachs Bank USA	EUR	58	69,078	71,058	1,980	—
Expiring 07/01/21	Goldman Sachs Bank USA	EUR	53	63,186	65,011	1,825	—
Israeli Shekel,
Expiring 02/11/21	Standard Chartered Bank, London	ILS	10,911	3,177,228	3,397,952	220,724	—
Japanese Yen,
Expiring 01/08/21	BNP Paribas S.A.	JPY	524,200	5,061,706	5,077,303	15,597	—
Expiring 01/08/21	Goldman Sachs Bank USA	JPY	313,177	3,010,600	3,033,374	22,774	—
Expiring 02/02/21	Goldman Sachs Bank USA	JPY	815,055	7,877,076	7,896,767	19,691	—
Mexican Peso,
Expiring 02/08/21	Citibank, N.A.	MXN	59,119	2,573,860	2,957,752	383,892	—
Expiring 03/10/21	Goldman Sachs Bank USA	MXN	14,034	646,574	699,687	53,113	—
Expiring 03/25/21	Goldman Sachs Bank USA	MXN	14,034	701,401	698,492	—	(2,909)
Expiring 03/25/21	Goldman Sachs Bank USA	MXN	9,169	453,890	456,358	2,468	—
New Zealand Dollar,
Expiring 01/08/21	Goldman Sachs Bank USA	NZD	5,787	4,064,453	4,164,004	99,551	—
Norwegian Krone,
Expiring 01/08/21	Citibank, N.A.	NOK	7,440	843,184	867,725	24,541	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	NOK	33,915	3,831,137	3,955,497	124,360	—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 01/22/21	BNP Paribas S.A.	PLN	27	$6,839	$7,097	$258	$—
Expiring 01/22/21	HSBC Bank USA, N.A.	PLN	55	14,382	14,682	300	—
Expiring 01/22/21	HSBC Bank USA, N.A.	PLN	47	12,330	12,606	276	—
Russian Ruble,
Expiring 01/22/21	BNP Paribas S.A.	RUB	143,663	1,859,968	1,936,973	77,005	—
South African Rand,
Expiring 01/22/21	BNP Paribas S.A.	ZAR	18,495	1,183,428	1,254,613	71,185	—
Expiring 01/22/21	Goldman Sachs Bank USA	ZAR	18,004	1,164,048	1,221,305	57,257	—
South Korean Won,
Expiring 03/17/21	BNP Paribas S.A.	KRW	4,810,950	4,346,188	4,421,273	75,085	—
Expiring 03/17/21	BNP Paribas S.A.	KRW	97,206	89,000	89,332	332	—
Expiring 03/17/21	BNP Paribas S.A.	KRW	1,085	1,000	997	—	(3)
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	1,166,814	1,069,000	1,072,304	3,304	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	479,791	442,000	440,929	—	(1,071)
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	302,551	274,000	278,045	4,045	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	5,526	5,000	5,078	78	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	2,477,842	2,243,000	2,277,142	34,142	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	738,192	676,000	678,400	2,400	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	124,798	115,000	114,690	—	(310)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	KRW	1,105	1,000	1,015	15	—
Swedish Krona,
Expiring 01/08/21	BNP Paribas S.A.	SEK	9,500	1,125,210	1,154,803	29,593	—
Expiring 01/08/21	Citibank, N.A.	SEK	11,245	1,318,548	1,366,922	48,374	—
Expiring 01/08/21	HSBC Bank USA, N.A.	SEK	19,241	2,261,660	2,338,915	77,255	—
Swiss Franc,
Expiring 01/08/21	BNP Paribas S.A.	CHF	3,314	3,730,590	3,744,448	13,858	—
Expiring 01/08/21	Citibank, N.A.	CHF	3,000	3,389,704	3,389,663	—	(41)

				$101,014,568	$103,003,250	2,101,126	(112,444)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/08/21	BNP Paribas S.A.	AUD	4,213	$3,098,940	$3,248,382	$—	$(149,442)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	4,848	3,567,052	3,737,965	—	(170,913)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,568	1,153,426	1,208,692	—	(55,266)
Expiring 01/08/21	Standard Chartered Bank, London	AUD	2,831	2,085,341	2,182,645	—	(97,304)
Expiring 01/08/21	UBS AG Stamford	AUD	6,413	4,730,019	4,944,970	—	(214,951)
Expiring 01/08/21	UBS AG Stamford	AUD	5,713	4,196,345	4,404,961	—	(208,616)
Expiring 01/08/21	UBS AG Stamford	AUD	3,813	2,807,741	2,940,168	—	(132,427)
Expiring 01/08/21	UBS AG Stamford	AUD	1,847	1,356,912	1,424,369	—	(67,457)
Brazilian Real,
Expiring 01/05/21	Citibank, N.A.	BRL	20,210	3,786,728	3,891,315	—	(104,587)
Expiring 01/05/21	Goldman Sachs Bank USA	BRL	5,185	989,761	998,383	—	(8,622)
Expiring 02/02/21	Citibank, N.A.	BRL	20,210	3,991,934	3,889,087	102,847	—
British Pound,
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	37,881	50,662,162	51,806,258	—	(1,144,096)
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	17,483	23,382,053	23,910,086	—	(528,033)
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	157	211,297	214,717	—	(3,420)
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	154	203,147	210,613	—	(7,466)
Expiring 01/12/21	Citibank, N.A.	GBP	487	651,102	666,576	—	(15,474)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	GBP	8,452	11,224,710	11,558,989	—	(334,279)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/08/21	BNP Paribas S.A.	CAD	5,168	$3,986,035	$4,060,225	$—	$(74,190)
Expiring 01/08/21	BNP Paribas S.A.	CAD	2,292	1,767,800	1,800,703	—	(32,903)
Expiring 01/08/21	Citibank, N.A.	CAD	915	703,286	718,770	—	(15,484)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	300	228,531	235,704	—	(7,173)
Chilean Peso,
Expiring 01/15/21	BNP Paribas S.A.	CLP	1,783,779	2,460,724	2,510,243	—	(49,519)
Chinese Renminbi,
Expiring 03/17/21	Citibank, N.A.	CNH	468,675	70,177,784	71,704,307	—	(1,526,523)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	16,482	2,515,118	2,521,640	—	(6,522)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	5,732	859,117	876,959	—	(17,842)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	2,310	348,257	353,387	—	(5,130)
Danish Krone,
Expiring 02/01/21	BNP Paribas S.A.	DKK	50,167	8,006,342	8,240,648	—	(234,306)
Expiring 02/01/21	BNP Paribas S.A.	DKK	27,914	4,454,910	4,585,283	—	(130,373)
Expiring 02/01/21	Citibank, N.A.	DKK	52,638	8,434,685	8,646,581	—	(211,896)
Expiring 02/01/21	Citibank, N.A.	DKK	29,289	4,693,249	4,811,153	—	(117,904)
Expiring 02/01/21	Goldman Sachs Bank USA	DKK	40,682	6,525,875	6,682,673	—	(156,798)
Expiring 02/01/21	Goldman Sachs Bank USA	DKK	22,637	3,631,144	3,718,390	—	(87,246)
Expiring 02/01/21	UBS AG Stamford	DKK	62,760	10,048,454	10,309,166	—	(260,712)
Expiring 02/01/21	UBS AG Stamford	DKK	34,921	5,591,187	5,736,253	—	(145,066)
Euro,
Expiring 01/05/21	Standard Chartered Bank, London	EUR	68,893	82,505,367	84,174,959	—	(1,669,592)
Expiring 01/05/21	Standard Chartered Bank, London	EUR	41,800	50,059,423	51,072,433	—	(1,013,010)
Expiring 01/08/21	BNP Paribas S.A.	EUR	3,275	3,971,626	4,001,812	—	(30,186)
Expiring 01/08/21	BNP Paribas S.A.	EUR	1,848	2,248,354	2,258,122	—	(9,768)
Expiring 01/08/21	BNP Paribas S.A.	EUR	846	1,036,585	1,033,750	2,835	—
Expiring 01/08/21	Citibank, N.A.	EUR	3,142	3,771,153	3,839,296	—	(68,143)
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	2,364	2,899,414	2,888,636	10,778	—
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	1,979	2,371,189	2,418,194	—	(47,005)
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	654	783,607	799,141	—	(15,534)
Expiring 01/12/21	Citibank, N.A.	EUR	271	324,887	331,469	—	(6,582)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	44,058	52,348,614	53,840,707	—	(1,492,093)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	EUR	469	569,824	573,609	—	(3,785)
Expiring 02/02/21	Standard Chartered Bank, London	EUR	68,893	84,350,272	84,229,038	121,234	—
Expiring 02/02/21	Standard Chartered Bank, London	EUR	41,800	51,178,804	51,105,246	73,558	—
Expiring 07/01/21	Goldman Sachs Bank USA	EUR	56	66,835	68,877	—	(2,042)
Expiring 07/01/21	JPMorgan Chase Bank, N.A.	EUR	135	152,652	165,218	—	(12,566)
Expiring 07/01/21	Morgan Stanley & Co. International PLC	EUR	113	134,473	138,375	—	(3,902)
Expiring 07/01/21	Morgan Stanley & Co. International PLC	EUR	50	59,817	61,331	—	(1,514)
Expiring 07/01/22	JPMorgan Chase Bank, N.A.	EUR	211	243,474	261,187	—	(17,713)
Expiring 07/01/22	JPMorgan Chase Bank, N.A.	EUR	131	157,512	162,383	—	(4,871)
Expiring 11/01/22	Goldman Sachs Bank USA	EUR	252	311,166	312,679	—	(1,513)
Expiring 12/01/22	Goldman Sachs Bank USA	EUR	132	164,360	163,900	460	—
Israeli Shekel,
Expiring 02/11/21	Citibank, N.A.	ILS	16,255	4,997,428	5,062,205	—	(64,777)
Japanese Yen,
Expiring 01/08/21	Citibank, N.A.	JPY	7,839	75,261	75,930	—	(669)
Expiring 01/08/21	Goldman Sachs Bank USA	JPY	815,055	7,874,873	7,894,473	—	(19,600)
Expiring 01/08/21	HSBC Bank USA, N.A.	JPY	14,482	138,967	140,274	—	(1,307)
Malaysian Ringgit,
Expiring 03/24/21	Standard Chartered Bank, London	MYR	14,133	3,471,749	3,529,948	—	(58,199)
Mexican Peso,
Expiring 01/21/21	Goldman Sachs Bank USA	MXN	25,398	1,246,911	1,273,257	—	(26,346)
Expiring 01/21/21	Goldman Sachs Bank USA	MXN	24,243	1,185,177	1,215,355	—	(30,178)
Expiring 02/08/21	Goldman Sachs Bank USA	MXN	9,169	456,045	458,732	—	(2,687)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/10/21	Goldman Sachs Bank USA	MXN	14,034	$702,494	$699,687	$2,807	$—
Expiring 03/25/21	Citibank, N.A.	MXN	23,203	1,135,826	1,154,850	—	(19,024)
Expiring 03/25/21	Citibank, N.A.	MXN	9,972	488,146	496,322	—	(8,176)
New Taiwanese Dollar,
Expiring 01/13/21	BNP Paribas S.A.	TWD	22,788	813,000	812,438	562	—
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	TWD	102,879	3,669,000	3,667,774	1,226	—
Expiring 03/17/21	BNP Paribas S.A.	TWD	45,732	1,647,466	1,649,249	—	(1,783)
Expiring 03/17/21	BNP Paribas S.A.	TWD	43,870	1,571,000	1,582,105	—	(11,105)
Expiring 03/17/21	BNP Paribas S.A.	TWD	26,394	944,000	951,865	—	(7,865)
Expiring 03/17/21	Citibank, N.A.	TWD	8,733	317,000	314,954	2,046	—
Expiring 03/17/21	HSBC Bank USA, N.A.	TWD	43,175	1,555,015	1,557,035	—	(2,020)
Expiring 03/17/21	Standard Chartered Bank, London	TWD	49,675	1,788,801	1,791,447	—	(2,646)
Expiring 03/17/21	Standard Chartered Bank, London	TWD	36,940	1,324,000	1,332,166	—	(8,166)
Expiring 03/17/21	Standard Chartered Bank, London	TWD	21,067	754,000	759,738	—	(5,738)
New Zealand Dollar,
Expiring 01/08/21	Goldman Sachs Bank USA	NZD	9,002	6,322,483	6,477,341	—	(154,858)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	NZD	4,885	3,430,208	3,514,975	—	(84,767)
Peruvian Nuevo Sol,
Expiring 01/25/21	Goldman Sachs Bank USA	PEN	4,117	1,142,000	1,137,519	4,481	—
Expiring 02/10/21	Citibank, N.A.	PEN	9,805	2,724,649	2,709,387	15,262	—
Expiring 02/10/21	Citibank, N.A.	PEN	6,375	1,771,350	1,761,428	9,922	—
Expiring 02/16/21	HSBC Bank USA, N.A.	PEN	12,760	3,502,005	3,525,893	—	(23,888)
Expiring 02/16/21	HSBC Bank USA, N.A.	PEN	2,362	648,159	652,580	—	(4,421)
Expiring 03/15/21	HSBC Bank USA, N.A.	PEN	6,655	1,870,599	1,838,770	31,829	—
Expiring 03/15/21	HSBC Bank USA, N.A.	PEN	1,206	338,879	333,113	5,766	—
Expiring 03/24/21	Citibank, N.A.	PEN	11,280	3,121,155	3,116,396	4,759	—
Expiring 03/29/21	Deutsche Bank AG	PEN	28,977	8,079,577	8,005,143	74,434	—
Expiring 03/29/21	HSBC Bank USA, N.A.	PEN	2,243	624,983	619,501	5,482	—
Romanian Leu,
Expiring 02/18/21	Goldman Sachs Bank USA	RON	34	8,371	8,636	—	(265)
Expiring 02/18/21	Goldman Sachs Bank USA	RON	30	7,295	7,524	—	(229)
Russian Ruble,
Expiring 01/22/21	Citibank, N.A.	RUB	41,178	535,153	555,191	—	(20,038)
Expiring 01/22/21	Goldman Sachs Bank USA	RUB	51,261	669,092	691,141	—	(22,049)
Expiring 01/22/21	Standard Chartered Bank, London	RUB	51,224	692,031	690,641	1,390	—
Expiring 02/19/21	Citibank, N.A.	RUB	39,464	535,852	530,178	5,674	—
Expiring 02/19/21	HSBC Bank USA, N.A.	RUB	42,964	573,436	577,201	—	(3,765)
Expiring 02/19/21	HSBC Bank USA, N.A.	RUB	42,638	577,421	572,821	4,600	—
Expiring 02/19/21	UBS AG Stamford	RUB	70,405	952,371	945,858	6,513	—
Expiring 02/19/21	UBS AG Stamford	RUB	41,501	554,289	557,553	—	(3,264)
South African Rand,
Expiring 01/22/21	Citibank, N.A.	ZAR	67	4,261	4,529	—	(268)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	9,453	616,264	636,970	—	(20,706)
Swiss Franc,
Expiring 01/08/21	Morgan Stanley & Co. International PLC	CHF	4,526	4,997,365	5,113,872	—	(116,507)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	CHF	2,003	2,247,764	2,263,165	—	(15,401)
Thai Baht,
Expiring 03/17/21	Goldman Sachs Bank USA	THB	3,739	122,886	124,829	—	(1,943)

				$675,066,633	$686,042,582	488,465	(11,464,414)

						$2,589,591	$(11,576,858)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020:
Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Federal Republic of Brazil	12/20/23	1.000%(Q)	7,500	0.885%	$27,927	$(5,017)	$32,944	Barclays Bank PLC
Government of Malaysia	12/20/23	1.000%(Q)	1,500	0.192%	36,670	(1,003)	37,673	Barclays Bank PLC
People’s Republic of China	12/20/23	1.000%(Q)	5,000	0.121%	133,084	(3,345)	136,429	Barclays Bank PLC
Republic of Chile	12/20/23	1.000%(Q)	1,500	0.192%	36,722	(1,003)	37,725	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	2,000	0.432%	34,452	(1,338)	35,790	Barclays Bank PLC
Republic of Indonesia	12/20/23	1.000%(Q)	2,000	0.338%	40,065	(1,338)	41,403	Barclays Bank PLC
Republic of Panama	12/20/23	1.000%(Q)	1,500	0.208%	36,009	(1,003)	37,012	Barclays Bank PLC
Republic of Peru	12/20/23	1.000%(Q)	1,500	0.263%	33,492	(1,003)	34,495	Barclays Bank PLC
Republic of Philippines	12/20/23	1.000%(Q)	1,500	0.185%	37,013	(1,003)	38,016	Barclays Bank PLC
Republic of South Africa	12/20/23	1.000%(Q)	4,500	1.329%	(42,247)	(3,010)	(39,237)	Barclays Bank PLC
Republic of Turkey	12/20/23	1.000%(Q)	7,500	2.541%	(329,228)	(5,017)	(324,211)	Barclays Bank PLC
Russian Federation	12/20/23	1.000%(Q)	4,500	0.507%	67,343	(3,010)	70,353	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	6,500	0.376%	123,040	(4,348)	127,388	Barclays Bank PLC

					$234,342	$(31,438)	$265,780

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.NA.EM.30.V3	12/20/23	1.000%(Q)	47,000	$(306,513)	$(7,366)	$(299,147)	Barclays Bank PLC

**

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage
Trust	07/25/56	0.450	%(M)	6,700	*	$335	$—	$335	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Enbridge, Inc.	12/20/22	1.000%(Q)		2,600	0.501%	$3,578	$26,441	$22,863
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		600	1.544%	54,162	31,198	(22,964)
General Electric Co.	12/20/23	1.000%(Q)		1,800	0.572%	(55,897)	23,385	79,282
General Electric Co.	12/20/23	1.000%(Q)		300	0.572%	(11,592)	3,898	15,490
Rolls-Royce PLC	12/20/24	1.000%(Q)	EUR	1,000	2.783%	(3,167)	(81,510)	(78,343)
Tesco PLC	06/20/25	1.000%(Q)	EUR	1,700	0.654%	(43,853)	33,069	76,922

						$(56,769)	$36,481	$93,250

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	4,300	$(62,754)	$(80,247)	$17,493	BNP Paribas S.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(55,457)	(69,465)	14,008	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(55,457)	(69,246)	13,789	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	700	(10,215)	(12,617)	2,402	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	(38,144)	(28,819)	(9,325)	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	4,900	(110,613)	(61,211)	(49,402)	Goldman Sachs International
South Korea Govt.	06/20/23	(1.000)%(Q)	6,800	(149,775)	(106,558)	(43,217)	BNP Paribas S.A.
South Korea Govt.	06/20/23	(1.000)%(Q)	1,700	(37,444)	(27,438)	(10,006)	HSBC Bank USA, N.A.
United Mexican States	06/20/23	1.000%(Q)	575	(9,850)	2,335	(12,185)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,678)	5,804	(15,482)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,254)	2,171	(5,425)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,254)	2,007	(5,261)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,255)	726	(3,981)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	100	(1,713)	406	(2,119)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	140	(2,452)	783	(3,235)	Citibank, N.A.

				$(553,315)	$(441,369)	$(111,946)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	1,700	0.723%	$5,164	$8,942	$(3,778)	Bank of America, N.A.
Federative Republic of Brazil	12/20/22	1.000%(Q)	3,100	0.630%	23,615	(37,003)	60,618	Morgan Stanley Capital Services LLC
Federative Republic of Brazil	12/20/23	1.000%(Q)	200	0.885%	745	(4,748)	5,493	HSBC Bank USA, N.A.
Federative Republic of Brazil	06/20/24	1.000%(Q)	1,500	1.033%	(1,245)	(31,621)	30,376	HSBC Bank USA, N.A.
Federative Republic of Brazil	12/20/24	1.000%(Q)	400	1.143%	(2,125)	(4,713)	2,588	Goldman Sachs International
Federative Republic of Brazil	12/20/24	1.000%(Q)	100	1.143%	(531)	(1,303)	772	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	0.220%	35,458	17,642	17,816	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	480	2.744%	(19,961)	(17,186)	(2,775)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	2.744%	(19,545)	(20,214)	669	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	2.744%	(6,654)	(7,052)	398	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	2.744%	(6,654)	(6,924)	270	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	2.744%	(6,654)	(5,756)	(898)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	80	2.744%	(3,327)	(2,863)	(464)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	140	3.330%	(12,098)	(10,486)	(1,612)	Citibank, N.A.
Republic of Italy	06/20/21	1.000%(Q)	8,800	0.112%	39,765	(38,903)	78,668	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)	500	2.716%	(26,399)	(4,662)	(21,737)	Citibank, N.A.

					$(446)	$(166,850)	$166,404

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.EM.34	12/20/25	1.000%(Q)	4,800	$157,161	$113,737	$(43,424)
CDX.NA.HY.35	12/20/25	5.000%(Q)	3,300	(197,435)	(313,097)	(115,662)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1)(cont’d.):
CDX.NA.HY.35	12/20/25	5.000%(Q)		3,200	$(207,858)	$(303,609)	$(95,751)
CDX.NA.IG.34	06/20/30	1.000%(Q)		8,300	14,591	4,872	(9,719)
CDX.NA.IG.35	12/20/30	1.000%(Q)		34,600	(196,310)	(304,166)	(107,856)
iTraxx Europe Series 31.V2	06/20/29	1.000%(Q)	EUR	42,400	(280,889)	(750,980)	(470,091)
iTraxx Europe Series 32.V1	12/20/29	1.000%(Q)	EUR	3,100	(48,436)	(39,874)	8,562

					$(759,176)	$(1,593,117)	$(833,941)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	5,775	2.932%	$462,201	$547,394	$85,193
CDX.NA.IG.34	06/20/25	1.000%(Q)	200	0.628%	1,744	3,332	1,588
CDX.NA.IG.35	12/20/25	1.000%(Q)	500	0.500%	10,979	12,403	1,424

					$474,924	$563,129	$88,205

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.8.AAA	10/17/57	0.500%(M)	3,300	*	$39,882	$(165,988)	$205,870	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,000	*	12,085	(49,932)	62,017	Goldman Sachs International
CMBX.NA.8.AAA	10/17/57	0.500%(M)	600	*	7,251	(40,406)	47,657	Merrill Lynch International

					$59,218	$(256,326)	$315,544

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
AUD	8,100	3 Month BBSW plus 42.00 bps(Q)	5,589	3 Month LIBOR(Q)	Citibank, N.A.	07/31/29	$50,655	$—	$50,655
AUD	8,000	3 Month BBSW plus 42.25 bps(Q)	5,520	3 Month LIBOR(Q)	Goldman Sachs Bank USA	08/01/29	50,707	—	50,707

							$101,362	$—	$101,362

Inflation swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	1,300	06/15/21	1.345%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(38,318)	$(38,318)
EUR	2,940	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	(810)	(100,045)	(99,235)
EUR	440	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(14)	35,690	35,704
EUR	1,710	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	91	157,997	157,906
EUR	500	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(485)	(69,846)	(69,361)
EUR	40	01/15/38	1.910%(T)	France CPI ex Tobacco Household(2)(T)	214	9,431	9,217
EUR	315	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	974	105,701	104,727
GBP	30,600	01/15/25	3.330%(T)	U.K. Retail Price Index(2)(T)	781,891	1,109,779	327,888
GBP	8,200	02/15/25	3.257%(T)	U.K. Retail Price Index(1)(T)	—	(211,545)	(211,545)
GBP	7,300	02/15/25	3.258%(T)	U.K. Retail Price Index(1)(T)	—	(189,179)	(189,179)
GBP	5,200	02/15/25	3.262%(T)	U.K. Retail Price Index(1)(T)	—	(136,376)	(136,376)
GBP	1,700	08/15/25	3.334%(T)	U.K. Retail Price Index(1)(T)	(2,172)	(13,335)	(11,163)
GBP	1,000	11/15/25	3.355%(T)	U.K. Retail Price Index(1)(T)	(3,301)	(5,198)	(1,897)
GBP	1,300	12/15/28	3.632%(T)	U.K. Retail Price Index(2)(T)	—	133,545	133,545
GBP	1,400	01/15/30	3.386%(T)	U.K. Retail Price Index(2)(T)	—	41,028	41,028
GBP	3,900	01/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	(1,501)	124,263	125,764
GBP	3,500	01/15/30	3.438%(T)	U.K. Retail Price Index(2)(T)	—	135,859	135,859
GBP	800	02/15/30	3.436%(T)	U.K. Retail Price Index(2)(T)	—	26,572	26,572
GBP	5,800	02/15/30	3.450%(T)	U.K. Retail Price Index(2)(T)	2,717	207,526	204,809
GBP	9,900	02/15/30	3.453%(T)	U.K. Retail Price Index(2)(T)	—	359,670	359,670
GBP	3,100	05/15/30	3.346%(T)	U.K. Retail Price Index(2)(T)	7,288	40,562	33,274
GBP	2,500	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	118,815	260,938	142,123
GBP	1,700	08/15/30	3.475%(T)	U.K. Retail Price Index(2)(T)	—	26,098	26,098
GBP	1,280	11/15/30	3.397%(T)	U.K. Retail Price Index(1)(T)	10,167	3,604	(6,563)
GBP	1,130	11/15/30	3.445%(T)	U.K. Retail Price Index(1)(T)	—	(6,767)	(6,767)
GBP	1,000	11/15/30	3.473%(T)	U.K. Retail Price Index(2)(T)	—	11,018	11,018
GBP	580	11/15/30	3.510%(T)	U.K. Retail Price Index(1)(T)	—	(10,380)	(10,380)
GBP	2,180	11/15/40	3.217%(T)	U.K. Retail Price Index(2)(T)	(39,488)	(95,418)	(55,930)
GBP	800	11/15/40	3.272%(T)	U.K. Retail Price Index(2)(T)	(174)	(14,299)	(14,125)
GBP	1,130	11/15/40	3.273%(T)	U.K. Retail Price Index(2)(T)	—	(19,929)	(19,929)
GBP	980	11/15/40	3.340%(T)	U.K. Retail Price Index(2)(T)	—	14,275	14,275
GBP	900	11/15/50	3.000%(T)	U.K. Retail Price Index(1)(T)	34,975	88,177	53,202
GBP	800	11/15/50	3.051%(T)	U.K. Retail Price Index(1)(T)	—	42,261	42,261

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Inflation swap agreements outstanding at December 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
GBP	400	11/15/50	3.143%(T)	U.K. Retail Price Index(1)(T)	$—	$(12,424)	$(12,424)
	7,300	11/02/21	1.280%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(52,704)	(52,704)
	600	11/04/21	1.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(50)	(4,637)	(4,587)
	4,800	11/05/21	1.290%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(202)	(34,243)	(34,041)
	1,300	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(9,183)	(9,183)
	13,200	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(750,854)	(1,438,848)	(687,994)
	7,200	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(126,249)	(126,249)
	4,070	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(504)	(96,894)	(96,390)
	1,140	05/09/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(26,607)	(26,607)
	1,760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(45,903)	(45,903)
	3,660	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	6,676	131,675	124,999
	1,140	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	45,957	45,957
	1,720	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	70,873	70,873
	1,760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	73,211	73,211
	500	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(80)	20,268	20,348
	2,700	07/25/29	1.998%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	1,909	(18,733)	(20,642)
	3,300	11/20/29	1.883%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,968	(78,678)	(81,646)
	6,000	05/19/30	1.280%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(555,222)	(555,222)

					$169,050	$(134,982)	$(304,032)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	5,000	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(20)	$123,029	$123,049
AUD	10,200	06/17/30	1.250%(S)	6 Month BBSW(1)(S)	(164,890)	(236,481)	(71,591)
BRL	27,700	01/03/22	2.850%(T)	1 Day BROIS(1)(T)	(152)	(763)	(611)
BRL	67,800	01/03/22	2.860%(T)	1 Day BROIS(1)(T)	—	(4,937)	(4,937)
BRL	20,100	01/03/22	2.870%(T)	1 Day BROIS(1)(T)	—	(1,434)	(1,434)
BRL	29,400	01/03/22	2.871%(T)	1 Day BROIS(1)(T)	—	(2,333)	(2,333)
BRL	27,400	01/03/22	2.883%(T)	1 Day BROIS(1)(T)	—	(3,373)	(3,373)
BRL	367,100	01/03/22	3.300%(T)	1 Day BROIS(2)(T)	(3,993)	450,180	454,173
BRL	23,400	01/03/22	3.360%(T)	1 Day BROIS(1)(T)	(35,751)	(36,557)	(806)
BRL	10,876	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	—	100,789	100,789
BRL	5,634	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	97,989	97,989
BRL	6,331	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	112,526	112,526
BRL	16,739	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	296,372	296,372
BRL	15,000	01/04/27	6.280%(T)	1 Day BROIS(1)(T)	—	(67,704)	(67,704)
CAD	6,600	03/03/22	1.270%(S)	3 Month CDOR(2)(S)	—	61,964	61,964
CAD	2,300	06/17/22	1.500%(S)	3 Month CDOR(2)(S)	6,447	27,910	21,463
CAD	3,500	03/03/25	1.220%(S)	3 Month CDOR(2)(S)	—	63,264	63,264
CAD	5,600	06/17/25	1.500%(S)	3 Month CDOR(2)(S)	(37,423)	147,507	184,930
CAD	1,600	10/02/29	1.713%(S)	3 Month CDOR(2)(S)	369	67,747	67,378
CAD	19,700	12/18/29	1.900%(S)	3 Month CDOR(2)(S)	252,511	1,046,232	793,721
CAD	19,600	06/17/30	1.500%(S)	3 Month CDOR(2)(S)	(39,447)	479,123	518,570
CAD	5,500	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	(37,859)	1,122,551	1,160,410
CHF	8,050	03/18/25	(0.620)%(A)	6 Month CHF LIBOR(2)(S)	37,208	(30,561)	(67,769)
CHF	21,200	09/16/25	(0.500)%(A)	6 Month CHF LIBOR(2)(S)	28,145	105,346	77,201
CNH	14,220	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(40)	23,630	23,670
CNH	41,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(88)	66,069	66,157
CNH	15,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(10)	27,970	27,980
CNH	13,200	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(7)	20,203	20,210
COP	3,239,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	63,647	63,647

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
COP	5,583,815	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	$—	$108,181	$108,181
COP	2,288,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	66,523	66,523
COP	1,601,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	45,013	45,013
COP	3,451,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	96,690	96,690
CZK	17,500	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)	—	58,910	58,910
EUR	25,500	06/16/23	(0.500)%(A)	6 Month EURIBOR(1)(S)	(27,440)	(9,866)	17,574
EUR	26,900	11/21/23	(0.526)%(A)	3 Month EURIBOR(2)(Q)	—	13,919	13,919
EUR	22,900	06/16/26	(0.500)%(A)	6 Month EURIBOR(2)(S)	(47,945)	(80,957)	(33,012)
EUR	29,200	06/16/31	(0.250)%(A)	6 Month EURIBOR(2)(S)	(55,306)	(44,949)	10,357
EUR	2,700	11/17/32	(0.060)%(A)	6 Month EURIBOR(2)(S)	—	23,308	23,308
EUR	1,600	12/15/35	0.450%(A)	6 Month EURIBOR(1)(S)	(142,555)	(162,322)	(19,767)
EUR	100	12/15/40	0.550%(A)	6 Month EURIBOR(2)(S)	11,606	13,970	2,364
EUR	450	05/27/50	0.054%(A)	6 Month EURIBOR(1)(S)	—	(655)	(655)
EUR	4,300	03/17/51	0.000%(A)	6 Month EURIBOR(1)(S)	47,891	(49,115)	(97,006)
EUR	1,800	06/16/51	0.000%(A)	6 Month EURIBOR(1)(S)	(23,706)	(18,841)	4,865
EUR	900	11/17/52	0.064%(A)	6 Month EURIBOR(1)(S)	—	(26,526)	(26,526)
GBP	1,190	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(8,670)	(6,237)	2,433
GBP	16,400	06/16/23	0.000%(A)	1 Day SONIA(2)(A)	27,343	31,013	3,670
GBP	565	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(17,910)	(30,278)	(12,368)
GBP	9,300	06/16/26	0.000%(A)	1 Day SONIA(2)(A)	1,851	(2,242)	(4,093)
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(64,075)	(64,075)
GBP	1,205	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(94,015)	(148,788)	(54,773)
GBP	10,100	06/16/31	0.250%(A)	1 Day SONIA(2)(A)	8,229	104,269	96,040
GBP	1,500	03/17/51	0.250%(A)	1 Day SONIA(2)(A)	(47,472)	(31,942)	15,530
GBP	150	06/16/51	0.500%(A)	1 Day SONIA(2)(A)	11,839	11,464	(375)
HUF	82,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	6,716	6,716
HUF	1,281,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	108,849	108,849
HUF	360,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	53,488	53,488
JPY	490,000	06/19/24	0.000%(S)	6 Month JPY LIBOR(1)(S)	(5,788)	(8,373)	(2,585)
JPY	6,590,000	06/17/25	0.000%(S)	6 Month JPY LIBOR(1)(S)	(98,975)	(127,358)	(28,383)
JPY	3,080,000	12/16/30	0.000%(S)	6 Month JPY LIBOR(1)(S)	160,432	139,949	(20,483)
JPY	2,123,310	06/19/39	0.400%(S)	6 Month JPY LIBOR(2)(S)	464,402	523,367	58,965
JPY	1,580,000	06/19/49	0.500%(S)	6 Month JPY LIBOR(2)(S)	50,286	371,274	320,988
KRW	718,000	12/16/30	0.908%(Q)	3 Month KWCDC(2)(Q)	(5,698)	(23,249)	(17,551)
MXN	20,200	02/26/25	6.080%(M)	28 Day Mexican Interbank Rate(2)(M)	—	58,979	58,979
MXN	25,300	07/07/25	4.870%(M)	28 Day Mexican Interbank Rate(2)(M)	3,712	11,696	7,984
NOK	9,200	11/12/24	1.993%(A)	6 Month NIBOR(1)(S)	(4,815)	(49,828)	(45,013)
NOK	13,200	03/18/25	1.635%(A)	6 Month NIBOR(1)(S)	—	(67,984)	(67,984)
NZD	950	12/16/25	0.500%(S)	3 Month BBR(1)(Q)	(4,011)	1,115	5,126
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	8,631	(443,369)	(452,000)
NZD	1,800	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	77,272	77,272
PLN	4,900	01/30/29	2.405%(A)	6 Month WIBOR(2)(S)	—	180,660	180,660
SEK	23,000	06/19/24	0.500%(A)	3 Month STIBOR(2)(Q)	37,590	52,078	14,488
	49,400	12/18/21	2.500%(S)	3 Month LIBOR(1)(Q)	(287,151)	(1,150,433)	(863,282)
	166,200	03/18/22	—(9)	—(9)	(1,848)	(71,746)	(69,898)
	67,500	04/26/22	—(3)	—(3)	—	(27,956)	(27,956)
	3,000	12/16/22	0.750%(S)	3 Month LIBOR(2)(Q)	29,060	33,767	4,707
	34,100	04/27/23	—(4)	—(4)	—	(6,060)	(6,060)
	13,850	08/21/23	1.305%(S)	3 Month LIBOR(1)(Q)	—	(460,709)	(460,709)
	27,400	11/21/23	0.394%(S)	3 Month LIBOR(1)(Q)	—	(22,151)	(22,151)
	7,400	03/07/24	—(5)	—(5)	—	10,093	10,093
	11,250	08/25/24	1.298%(S)	3 Month LIBOR(1)(Q)	—	(332,089)	(332,089)
	13,700	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)	—	(384,340)	(384,340)
	27,600	09/06/24	—(8)	—(8)	2,142	(657)	(2,799)
	17,700	09/27/24	—(6)	—(6)	—	(5,746)	(5,746)
	19,500	10/04/24	—(7)	—(7)	—	35,423	35,423
	2,300	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(256,721)	(256,721)
	6,500	12/16/25	1.000%(Q)	3 Month LIBOR(2)(Q)	173,138	188,212	15,074
	600	12/16/25	1.000%(S)	3 Month LIBOR(2)(Q)	15,363	17,373	2,010

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	23,100	03/30/26	0.400%(S)	3 Month LIBOR(1)(Q)	$68,357	$74,033	$5,676
	40,100	01/15/28	0.400%(S)	3 Month LIBOR(2)(Q)	(380,730)	(729,037)	(348,307)
	1,400	01/15/30	2.000%(S)	3 Month LIBOR(1)(Q)	(5,754)	(155,239)	(149,485)
	2,600	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(193,620)	(193,620)
	18,700	12/16/30	1.000%(S)	3 Month LIBOR(1)(Q)	(291,085)	(152,945)	138,140
	24,800	12/16/30	1.000%(S)	3 Month LIBOR(1)(Q)	(262,871)	(202,840)	60,031
	72,900	03/30/31	0.750%(S)	3 Month LIBOR(1)(Q)	606,305	1,491,336	885,031
	4,500	06/16/31	0.750%(S)	3 Month LIBOR(1)(Q)	110,170	106,416	(3,754)
	2,600	06/09/41	1.250%(S)	3 Month LIBOR(1)(Q)	40,910	45,927	5,017
	800	12/16/50	1.250%(S)	3 Month LIBOR(1)(Q)	31,728	31,034	(694)
	7,900	03/30/51	1.150%(S)	3 Month LIBOR(1)(Q)	248,201	536,412	288,211
ZAR	28,300	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	5,701	161,731	156,030
ZAR	77,700	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(2,793)	(160,039)	(157,246)
ZAR	5,700	12/17/25	4.855%(Q)	3 Month JIBAR(1)(Q)	—	(2,641)	(2,641)
ZAR	22,700	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(964)	135,421	136,385
ZAR	29,900	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(8,638)	175,315	183,953
ZAR	15,800	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	406	101,710	101,304
ZAR	17,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(151)	127,861	128,012
ZAR	11,500	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(105)	88,403	88,508
ZAR	12,200	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(240)	187,374	187,614
ZAR	6,500	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(626)	27,214	27,840
ZAR	46,600	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(1,271)	163,203	164,474

					$341,760	$4,304,943	$3,963,183

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
KRW	9,000,000	03/20/29	1.788%(Q)	3 Month KWCDC(2)(Q)	$382,658	$(23,206)	$405,864	Bank of America, N.A.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.20 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.80 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(9)	The Portfolio pays the floating rate of 1 Month LIBOR plus 9.13 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	BNP Paribas S.A.	2/16/21	3,809	$116,811	$—	$116,811
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	Goldman Sachs International	2/16/21	27,762	851,420	—	851,420
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +12bps(M)	Merrill Lynch International	2/16/21	11,575	358,028	—	358,028

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 12bps(M)	Citibank, N.A.	2/16/21	20,712	$640,652	$—	$640,652
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 12bps(M)	BNP Paribas S.A.	2/16/21	30,497	939,779	—	939,779
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 13bps(M)	JPMorgan Chase Bank, N.A.	2/16/21	14,652	453,138	—	453,138
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 13bps(M)	Goldman Sachs International	2/16/21	15,923	492,696	—	492,696
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 14bps(M)	BNP Paribas S.A.	2/16/21	93,228	2,859,747	—	2,859,747
CBOE SKEW Index(M)	+25bps(M)	Goldman Sachs International	2/16/21	5,598	52,946	—	52,946
Citigroup Civics 3 Total Return Index(M)	3 Month U.S. Treasury Bill + 15bps(M)	Citibank, N.A.	2/16/21	38,241	1,194,882	—	1,194,882
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +31bps(M)	JPMorgan Chase Bank, N.A.	4/14/21	7,631	(289)	—	(289)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +20bps(M)	UBS AG London	5/05/21	9,100	(2,680)	—	(2,680)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +15bps(M)	UBS AG London	5/12/21	83,311	(19,577)	—	(19,577)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +24bps(M)	Citibank, N.A.	5/12/21	3,061	(1,003)	—	(1,003)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +25bps(M)	UBS AG London	8/25/21	10,059	(3,381)	—	(3,381)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +26bps(M)	JPMorgan Chase Bank, N.A.	10/06/21	28,832	(9,467)	—	(9,467)
European Refined Margin, fixed price $3.00(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	4	7,326	—	7,326
European Refined Margin, fixed price $3.45(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	2	2,854	—	2,854
European Refined Margin, fixed price $3.47(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	2	3,757	—	3,757
European Refined Margin, fixed price $3.50(T)(3)	—	Goldman Sachs International	12/31/21	1	1,843	—	1,843
European Refined Margin, fixed price $6.00(T)(3)	—	BNP Paribas S.A.	3/31/21	5	(10,178)	(7,006)	(3,172)
European Refined Margin, fixed price $6.12(T)(3)	—	BNP Paribas S.A.	12/31/21	3	(3,245)	(2,834)	(411)
European Refined Margin, fixed price $6.35(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/21	6	(7,553)	(5,352)	(2,201)
Heating Oil - Brent Spread, fixed price $14.08(T)(3)	—	Goldman Sachs International	12/31/21	1	(2,662)	—	(2,662)
Heating Oil - Brent Spread, fixed price $14.10(T)(3)	—	BNP Paribas S.A.	12/31/21	1	(2,686)	—	(2,686)
Heating Oil - Brent Spread, fixed price $15.45(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	1	(4,305)	—	(4,305)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Heating Oil - Brent Spread, fixed price $15.50(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/21	1	$(5,062)	$(26)	$(5,036)
Heating Oil - Brent Spread, fixed price $15.67(T)(3)	—	Citibank, N.A.	12/31/21	5	(17,542)	(992)	(16,550)
Heating Oil - Brent Spread, fixed price $17.32(T)(3)	—	Goldman Sachs International	12/31/21	(7)	39,276	—	39,276
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	JPMorgan Chase Bank, N.A.	3/22/21	(18,200)	(137,106)	—	(137,106)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/22/21	(16,300)	(101,850)	—	(101,850)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Bank of America, N.A.	3/22/21	(1,200)	(9,040)	—	(9,040)
IOS.FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	1,103	(668)	(3,167)	2,499
JPMorgan Custom Commodity Index(M)	+17bps(M)	JPMorgan Chase Bank, N.A.	2/16/21	11,026	364,476	—	364,476
JPMorgan Custom Commodity Index(M)	—	JPMorgan Chase Bank, N.A.	12/31/21	6,095	—	—	—
KC Hard Red Winter Wheat Weekly Options, fixed price $482.00(T)(3)	—	Goldman Sachs International	2/19/21	20	24,290	—	24,290
KC Hard Red Winter Wheat Weekly Options, fixed price $490.00(T)(3)	—	Goldman Sachs International	2/19/21	23	25,526	—	25,526
KC Hard Red Winter Wheat Weekly Options, fixed price $494.00(T)(3)	—	Goldman Sachs International	2/19/21	23	24,626	—	24,626
LLSDUB, fixed price $(1.25)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	4	(513)	—	(513)
LLSDUB, fixed price $(1.25)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	4	(513)	—	(513)
LLSDUB, fixed price $(1.70)(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/21	(7)	4,262	—	4,262
LLSDUB, fixed price $(2.10)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/22	(4)	1,050	—	1,050
LLSDUB, fixed price $(2.10)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/22	(4)	1,050	—	1,050
LLSDUB, fixed price $(2.50)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/22	(2)	1,657	—	1,657
London Gold Market Fixing Ltd. PM, pay fixed price $1890.36(T)(3)	—	Merrill Lynch International	1/28/21	1	915	—	915
London Gold Market Fixing Ltd. PM, pay fixed price $1892.34(T)(3)	—	BNP Paribas S.A.	2/01/21	— (r)	(3)	—	(3)
London Gold Market Fixing Ltd. PM, pay fixed price $1945.60(T)(3)	—	Merrill Lynch International	1/29/21	2	(101,394)	—	(101,394)
London Gold Market Fixing Ltd. PM, pay fixed price $1954.87(T)(3)	—	Merrill Lynch International	1/29/21	1	(81,423)	—	(81,423)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
London Gold Market Fixing Ltd. PM, pay fixed price $1964.10(T)(3)	—	Merrill Lynch International	1/29/21	1	$(86,232)	$—	$(86,232)
London Gold Market Fixing Ltd. PM, pay fixed price $1968.14(T)(3)	—	Merrill Lynch International	1/29/21	1	(45,539)	—	(45,539)
London Gold Market Fixing Ltd. PM, pay strike 4.973%(T)(4)	—	BNP Paribas S.A.	5/13/21	336	4,415	—	4,415
London Gold Market Fixing Ltd. PM, pay strike 5.153%(T)(4)	—	UBS AG Stamford	12/05/22	441	1,454	—	1,454
London Gold Market Fixing Ltd. PM, pay strike 6.970%(T)(4)	—	JPMorgan Chase Bank, N.A.	8/02/24	138	1,129	—	1,129
Margin Eurobob Gasoline vs Brent, fixed price $(1.90)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	2	16,521	—	16,521
Margin Eurobob Gasoline vs Brent, fixed price $3.55(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	1	1,728	—	1,728
Margin Eurobob Gasoline vs Brent, fixed price $5.25(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	12	(3,097)	—	(3,097)
Margin Eurobob Gasoline vs Brent, fixed price $5.75(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	1	(909)	—	(909)
Margin Eurobob Gasoline vs Brent, fixed price $5.90(T)(3)	—	BNP Paribas S.A.	12/31/21	7	(6,533)	(22,800)	16,267
Margin Eurobob Gasoline vs Brent, fixed price $7.70(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/21	12	(33,439)	(46,902)	13,463
MEHCO, fixed price $(2.28)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/22	(4)	357	—	357
MEHCO, fixed price $(2.68)(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/22	(1)	598	—	598
MEHCO, fixed price $(2.82)(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/22	(7)	4,591	(29)	4,620
MEHMID, fixed price $1.84(T)(3)	—	Citibank, N.A.	12/31/21	4	(5,438)	(75)	(5,363)
PIMCO Custom Commodity Basket Index(M)	—	Canadian Imperial Bank of Commerce	2/16/21	7,046	317,384	—	317,384
ULSD 10PPM CIF (diesel) - Dated Brent Spread, fixed price $6.45(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	2	3,965	—	3,965
ULSD 10PPM CIF (diesel) - Dated Brent Spread, fixed price $6.63(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	2	3,533	—	3,533
ULSD 10PPM CIF (diesel) - Dated Brent Spread, fixed price $9.03(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	1	(1,110)	—	(1,110)
ULSD 10PPM CIF (diesel) - Dated Brent Spread, fixed price $9.17(T)(3)	—	BNP Paribas S.A.	12/31/21	4	(3,833)	(2,563)	(1,270)
Wheat Futures, fixed price $553.88(T)(3)	—	JPMorgan Chase Bank, N.A.	2/19/21	(20)	(17,318)	—	(17,318)
Wheat Futures, fixed price $557.75(T)(3)	—	Goldman Sachs International	2/19/21	(60)	(49,626)	—	(49,626)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Wheat Futures, fixed price $563.00(T)(3)	—	Goldman Sachs International	2/19/21	(50)	$(38,735)	$—	$(38,735)
Wheat Futures, fixed price $563.00(T)(3)	—	Goldman Sachs International	2/19/21	(15)	(11,620)	—	(11,620)
Wheat Futures, fixed price $566.00(T)(3)	—	Goldman Sachs International	2/19/21	(20)	(14,894)	—	(14,894)
Wheat Futures, fixed price $606.04(T)(3)	—	BNP Paribas S.A.	4/23/21	(30)	(10,041)	—	(10,041)
Wheat Futures, fixed price $607.85(T)(3)	—	JPMorgan Chase Bank, N.A.	2/19/21	(55)	(17,952)	—	(17,952)

					$7,950,226	$(91,746)	$8,041,972

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(3)

Commodity Forward Swap. Notional amount represents the number of units of the underlying commodity. Fixed price represents the fixed amount per underlying contract used to determine net settlement amount.

(4)	Variance Swap. The Portfolio receives the strike and pays the volatility when long on the contract, and pays the strike and receives the volatility when short on the contract.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$40,816	$(1,059,117)	$10,548,633	$(1,662,465)

Reverse repurchase agreements outstanding at December 31, 2020:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2020
Bank of America, N.A.	0.160%	12/16/20	$41,288,725	01/14/21	$41,288,725
Barclays Bank PLC	(0.500)%	08/31/20	487,652	09/15/22	487,652
BNP Paribas S.A.	(0.480)%	11/18/20	8,096,423	02/17/21	8,328,557
BNP Paribas S.A.	(0.480)%	11/18/20	10,891,252	02/17/21	11,203,518
BNP Paribas S.A.	(0.470)%	11/18/20	2,685,680	02/17/21	2,762,682
BNP Paribas S.A.	(0.470)%	11/18/20	9,641,400	02/17/21	9,917,831
JPMorgan Chase Bank, N.A.	(0.530)%	11/16/20	1,053,859	02/17/21	1,087,693
JPMorgan Chase Bank, N.A.	(0.530)%	11/16/20	631,797	02/17/21	652,080
JPMorgan Chase Bank, N.A.	(0.470)%	11/16/20	1,004,284	02/17/21	1,036,526
JPMorgan Chase Bank, N.A.	(0.470)%	11/16/20	1,477,682	02/17/21	1,525,122
JPMorgan Chase Bank, N.A.	(0.470)%	11/16/20	1,579,501	02/17/21	1,630,209

			$78,838,255		$79,920,595

During the reporting period ended December 31, 2020, Advanced Strategies held reverse repurchase agreements the entire period with an average value of $35,274,581 and a daily weighted average interest rate of 0.37%. In addition, Securities with a market value of $86,864,810 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$12,461,178

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$6,102,161	$94,008,617
Morgan Stanley & Co. LLC	4,638,000	9,999,731

Total	$10,740,161	$116,469,526

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$1,655,691,640	$—	$—
Common Stocks	2,882,676,031	1,411,380,312	—
Exchange-Traded Funds	68,075,075	—	—
Preferred Stocks	19,676,371	5,963,303	—
Rights	—	124,548	—
Asset-Backed Securities
Automobiles	—	13,980,547	—
Collateralized Loan Obligations	—	189,904,542	—
Consumer Loans	—	17,002,071	—
Credit Cards	—	3,921,124	—
Home Equity Loans	—	28,792,996	—
Other	—	3,653,074	—
Residential Mortgage-Backed Securities	—	81,488,453	1,205,000
Student Loans	—	11,723,239	—
Bank Loans	—	6,059,730	—
Commercial Mortgage-Backed Securities	—	123,825,099	—
Corporate Bonds	—	831,298,876	—
Municipal Bonds	—	22,274,719	—
Residential Mortgage-Backed Securities	—	226,126,551	9,997,482
Sovereign Bonds	—	514,172,263	—
U.S. Government Agency Obligations	—	472,569,929	—
U.S. Treasury Obligations	—	988,647,147	—
Foreign Treasury Obligation	—	176,896	—
Options Purchased	39,821	1,418,052	—

Total	$4,626,158,938	$4,954,503,471	$11,202,482

Liabilities
Options Written	$(1,032,065)	$(1,106,384)	$—

Other Financial Instruments*
Assets
Financial Futures Contracts	$19,697,912	$—	$—
Commodity Futures Contracts	5,087,293	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,589,591	—
OTC Packaged Credit Default Swap Agreements	—	605,817	—
Centrally Cleared Credit Default Swap Agreements	—	291,324	—
OTC Credit Default Swap Agreements	—	163,965	335
OTC Currency Swap Agreements	—	101,362	—
Centrally Cleared Inflation Swap Agreements	—	2,320,328	—
Centrally Cleared Interest Rate Swap Agreements	—	8,417,888	—

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Interest Rate Swap Agreement	$—	$382,658	$—
OTC Total Return Swap Agreements	—	8,818,682	—

Total	$24,785,205	$23,691,615	$335

Liabilities
Forward Commitment Contracts	$—	$(127,867,246)	$—
Financial Futures Contracts	(2,577,430)	—	—
Commodity Futures Contracts	(4,015,819)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(11,576,858)	—
OTC Packaged Credit Default Swap Agreements	—	(677,988)	—
Centrally Cleared Credit Default Swap Agreements	—	(943,810)	—
OTC Credit Default Swap Agreements	—	(658,508)	—
Centrally Cleared Inflation Swap Agreements	—	(2,624,360)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,454,705)	—
OTC Total Return Swap Agreements	—	(868,456)	—

Total	$(6,593,249)	$(149,671,931)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	19.2%
U.S. Treasury Obligations	11.4
Sovereign Bonds	6.0
Banks	5.5
U.S. Government Agency Obligations	5.5
Residential Mortgage-Backed Securities	3.7
Software	3.5
Pharmaceuticals	3.0
Semiconductors & Semiconductor Equipment	2.7
Equity Real Estate Investment Trusts (REITs)	2.7
Health Care Equipment & Supplies	2.5
Insurance	2.2
Collateralized Loan Obligations	2.2
IT Services	1.9
Internet & Direct Marketing Retail	1.8
Capital Markets	1.8
Interactive Media & Services	1.7
Machinery	1.7
Chemicals	1.4
Commercial Mortgage-Backed Securities	1.4
Oil, Gas & Consumable Fuels	1.4
Electric Utilities	1.4
Aerospace & Defense	1.2
Entertainment	1.1
Oil & Gas	0.9
Electronic Equipment, Instruments & Components	0.9
Life Sciences Tools & Services	0.9
Media	0.8
Air Freight & Logistics	0.8
Beverages	0.8

Exchange-Traded Funds	0.8%
Industrial Conglomerates	0.8
Food Products	0.8
Biotechnology	0.7
Hotels, Restaurants & Leisure	0.7
Diversified Financial Services	0.7
Food & Staples Retailing	0.6
Building Products	0.6
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.6
Commercial Services & Supplies	0.5
Professional Services	0.5
Metals & Mining	0.5
Airlines	0.4
Multi-Utilities	0.4
Auto Manufacturers	0.4
Communications Equipment	0.4
Tobacco	0.4
Personal Products	0.4
Trading Companies & Distributors	0.4
Pipelines	0.4
Health Care Providers & Services	0.4
Containers & Packaging	0.4
Electric	0.3
Home Equity Loans	0.3
Telecommunications	0.3
Diversified Telecommunication Services	0.3
Real Estate Investment Trusts (REITs)	0.3
Specialty Retail	0.3
Auto Components	0.3
Municipal Bonds	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Household Products	0.2%
Road & Rail	0.2
Health Care Technology	0.2
Construction & Engineering	0.2
Consumer Loans	0.2
Thrifts & Mortgage Finance	0.2
Healthcare-Services	0.2
Household Durables	0.2
Energy Equipment & Services	0.2
Diversified Consumer Services	0.2
Electrical Equipment	0.2
Retail	0.2
Multiline Retail	0.1
Student Loans	0.1
Commercial Services	0.1
Real Estate Management & Development	0.1
Semiconductors	0.1
Miscellaneous Manufacturing	0.1
Construction Materials	0.1
Foods	0.1
Wireless Telecommunication Services	0.1
Real Estate	0.1
Auto Parts & Equipment	0.1
Transportation	0.1
Internet	0.1
Gas	0.1
Healthcare-Products	0.1
Mining	0.1
Building Materials	0.1
Savings & Loans	0.1

Multi-National	0.1%
Credit Cards	0.1
Gas Utilities	0.0	*
Other	0.0	*
Trucking & Leasing	0.0	*
Marine	0.0	*
Lodging	0.0	*
Machinery-Diversified	0.0	*
Household Products/Wares	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Paper & Forest Products	0.0	*
Transportation Infrastructure	0.0	*
Home Builders	0.0	*
Computers	0.0	*
Options Purchased	0.0	*
Distributors	0.0	*
Consumer Finance	0.0	*
Agriculture	0.0	*
Engineering & Construction	0.0	*
Electronics	0.0	*
Foreign Treasury Obligation	0.0	*
Housewares	0.0	*
Oil & Gas Services	0.0	*

	111.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(11.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$5,087,293	*	Due from/to broker-variation margin futures	$4,015,819	*
Commodity contracts	—	—		Premiums received for OTC swap agreements	88,579
Commodity contracts	—	—		Options written outstanding, at value	1,063,631
Commodity contracts	Unrealized appreciation on OTC swap agreements	8,848,441		Unrealized depreciation on OTC swap agreements	524,575
Credit contracts	Due from/to broker-variation margin swaps	291,324	*	Due from/to broker-variation margin swaps	943,810	*
Credit contracts	Premiums paid for OTC swap agreements	40,816		Premiums received for OTC swap agreements	944,165
Credit contracts	—	—		Options written outstanding, at value	102,893

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$1,190,467		Unrealized depreciation on OTC swap agreements	$853,497
Equity contracts	Due from/to broker-variation margin futures	18,058,389	*	—	—
Equity contracts	Unaffiliated investments	124,548		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	36,397
Foreign exchange contracts	Unaffiliated investments	1,710		Options written outstanding, at value	66,885
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,589,591		Unrealized depreciation on OTC forward foreign currency exchange contracts	11,576,858
Interest rate contracts	Due from/to broker-variation margin futures	1,639,523	*	Due from/to broker-variation margin futures	2,577,430	*
Interest rate contracts	Due from/to broker-variation margin swaps	10,738,216	*	Due from/to broker-variation margin swaps	7,079,065	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	26,373
Interest rate contracts	Unaffiliated investments	1,456,163		Options written outstanding, at value	905,040
Interest rate contracts	Unrealized appreciation on OTC swap agreements	509,725		Unrealized depreciation on OTC swap agreements	247,996

		$50,576,206			$31,053,013

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$(114,056)	$780,653	$(3,189,199)	$—	$(11,915,884)
Credit contracts	—	—	(1,472,736)	—	—	(21,749,185)
Equity contracts	(819,059)	—	—	315,454,110	—	14,267,674
Foreign exchange contracts	—	1,248,497	502,131	—	(16,664,591)	—
Interest rate contracts	—	2,610,454	998,356	32,221,454	—	(30,384,358)

Total	$(819,059)	$3,744,895	$808,404	$344,486,365	$(16,664,591)	$(49,781,753)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$145,101	$(454,741)	$793,310	$—	$5,971,521
Credit contracts	—	—	38,513	—	—	(4,484,437)
Equity contracts	(3,819)	—	—	16,318,928	—	(100,163)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(192,004)	$(98,341)	$—	$(4,479,267)	$—
Interest rate contracts	—	(826,270)	710,231	4,084,136	—	19,820,975

Total	$(3,819)	$(873,173)	$195,662	$21,196,374	$(4,479,267)	$21,207,896

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,656,987	$504,339,703	$1,875,041,390	$1,046,058,801	$285,668,778

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$725,914,802	$1,747,988,006	$257,374,592

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$274,439,932	$15,942,264	$328,124,283	$174,660,358

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$145,895,064	$(145,895,064)	$—
Reverse Repurchase Agreements	Bank of America, N.A.	(41,288,725)	41,288,725	—
Reverse Repurchase Agreements	Barclays Bank PLC	(487,652)	487,652	—
Reverse Repurchase Agreements	BNP Paribas S.A.	(32,212,588)	32,212,588	—
Reverse Repurchase Agreements	JPMorgan Chase Bank, N.A.	(5,931,630)	5,931,630	—

		$65,974,469

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.(3)	$44,400	$(41,922)	$2,478	$(2,478)	$—
Bank of America, N.A.(4-a)	443,355	(98,940)	344,415	(344,415)	—
Bank of America, N.A.(4-b)	—	(2,094)	(2,094)	459	(1,635)
Barclays Bank PLC(3)	629,228	(701,399)	(72,171)	39,150	(33,021)
Barclays Bank PLC(4-b)	104,691	(99,949)	4,742	—	4,742
BNP Paribas S.A.(4-a)	622,738	(805,159)	(182,421)	182,421	—
BNP Paribas S.A.(4-b)	4,329,615	(738,934)	3,590,681	(2,930,000)	660,681
Canadian Imperial Bank of Commerce(4-b)	317,384	—	317,384	(250,000)	67,384
Citibank, N.A.(3)	15,569	(172,373)	(156,804)	156,804	—
Citibank, N.A.(4-a)	863,045	(2,243,831)	(1,380,786)	1,380,786	—
Citibank, N.A.(4-b)	1,845,456	(150,063)	1,695,393	(1,380,000)	315,393
Citigroup Global Markets, Inc.(3)	335	—	335	—	335
Credit Suisse International(3)	2,499	(3,167)	(668)	—	(668)
Credit Suisse International(4-a)	110,139	(2,931)	107,208	—	107,208
Deutsche Bank AG(4-a)	95,619	(4,794)	90,825	(90,825)	—
Deutsche Bank AG(4-b)	205,870	(165,988)	39,882	(39,882)	—
Goldman Sachs Bank USA(3)	9,324	—	9,324	—	9,324
Goldman Sachs Bank USA(4-a)	484,062	(283,730)	200,332	—	200,332
Goldman Sachs Bank USA(4-b)	4,265	(320,973)	(316,708)	86,714	(229,994)
Goldman Sachs International(4-a)	16,377	(300,830)	(284,453)	74,996	(209,457)
Goldman Sachs International(4-b)	1,574,640	(205,405)	1,369,235	(1,040,000)	329,235
HSBC Bank USA, N.A.(3)	—	(1,492,093)	(1,492,093)	1,492,093	—
HSBC Bank USA, N.A.(4-a)	471,602	(1,393,344)	(921,742)	731,923	(189,819)
HSBC Bank USA, N.A.(4-b)	7,460	(558,874)	(551,414)	461,224	(90,190)
JPMorgan Chase Bank, London(4-a)	—	(733)	(733)	—	(733)
JPMorgan Chase Bank, N.A.(4-a)	112,861	(334,178)	(221,317)	221,317	—
JPMorgan Chase Bank, N.A.(4-b)	841,088	(204,065)	637,023	(637,023)	—
Merrill Lynch International(4-b)	406,600	(354,994)	51,606	—	51,606
Morgan Stanley & Co. International PLC(3)	14,798	(365,943)	(351,145)	303,346	(47,799)
Morgan Stanley & Co. International PLC(4-a)	124,375	(219,741)	(95,366)	83,998	(11,368)
Morgan Stanley & Co. International PLC(4-b)	—	(5,416)	(5,416)	—	(5,416)
Morgan Stanley Capital Services LLC(4-a)	176,736	(63,833)	112,903	(112,903)	—
Morgan Stanley Capital Services LLC(4-b)	299,816	(158,070)	141,746	(141,746)	—
Standard Chartered Bank, London(4-a)	343,348	(1,841,645)	(1,498,297)	1,498,297	—
Standard Chartered Bank, London(4-b)	73,558	(1,013,010)	(939,452)	939,452	—
UBS AG London(4-b)	—	(25,638)	(25,638)	—	(25,638)
UBS AG Stamford(4-a)	6,513	(819,970)	(813,457)	813,457	—
UBS AG Stamford(4-b)	1,454	(212,523)	(211,069)	—	(211,069)

	$14,598,820	$(15,406,552)	$(807,732)	$1,497,165	$689,433

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)	PGIM Fixed Income (Core Plus)

(4-a)	PIMCO (International Hedge)

(4-b)	PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $145,895,064:
Unaffiliated investments (cost $6,780,193,489)	$7,936,173,251
Affiliated investments (cost $1,563,060,455)	1,655,691,640
Foreign currency, at value (cost $20,669,734)	20,990,080
Cash segregated for counterparty — OTC	202,000
Receivable for investments sold	421,688,307
Dividends and interest receivable	22,321,210
Deposit with broker for centrally cleared/exchange-traded derivatives	10,740,161
Unrealized appreciation on OTC swap agreements	10,548,633
Tax reclaim receivable	7,836,614
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,589,591
Due from broker-variation margin futures	1,955,604
Due from broker-variation margin swaps	940,172
Receivable from affiliate	279,258
Premiums paid for OTC swap agreements	40,816
Receivable for Portfolio shares sold	13,026
Prepaid expenses	66,945

Total Assets	10,092,077,308

LIABILITIES
Payable for investments purchased	1,073,731,353
Payable to broker for collateral for securities on loan	148,899,516
Forward commitment contracts, at value (proceeds receivable $124,814,762)	127,867,246
Reverse repurchase agreements	79,920,595
Cash segregated from counterparty — OTC and TBA	13,724,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	11,576,858
Payable to affiliate	2,667,578
Payable for Portfolio shares purchased	2,420,404
Management fee payable	2,362,726
Options written outstanding, at value (proceeds received $2,917,994)	2,138,449
Unrealized depreciation on OTC swap agreements	1,662,465
Accrued expenses and other liabilities	1,557,314
Premiums received for OTC swap agreements	1,059,117
Foreign capital gains tax liability accrued	819,829
Distribution fee payable	226,891
Trustees’ fees payable	10,400
Payable to custodian	6,732
Affiliated transfer agent fee payable	401

Total Liabilities	1,470,651,874

NET ASSETS	$8,621,425,434

Net assets were comprised of:
Partners’ Equity	$8,621,425,434

Net asset value and redemption price per share, $8,621,425,434 / 360,019,858 outstanding shares of beneficial interest	$23.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $4,066,981 foreign withholding tax, of which $795,146 is reimbursable by an affiliate)	$72,874,161
Interest income	68,723,144
Affiliated dividend income	8,384,712
Income from securities lending, net (including affiliated income of $741,775)	952,889

Total income	150,934,906

EXPENSES
Management fee	50,153,544
Distribution fee	19,027,906
Custodian and accounting fees	1,392,776
Trustees’ fees	111,000
Audit fee	91,164
Legal fees and expenses	55,699
Shareholders’ reports	20,456
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	214,116

Total expenses	71,073,696
Less: Fee waiver and/or expense reimbursement	(3,117,941)

Net expenses	67,955,755

NET INVESTMENT INCOME (LOSS)	82,979,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,081,769)) (net of foreign capital gains taxes $(9,045))	254,947,766
Futures transactions	344,486,365
Forward currency contract transactions	(16,664,591)
Options written transactions	808,404
Short sales transactions	(22,577)
Swap agreements transactions	(49,781,753)
Foreign currency transactions	(12,252,638)

521,520,976

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $32,915,012) (net of change in foreign capital gains taxes $(551,869))	(12,205,562)
Futures	21,196,374
Forward currency contracts	(4,479,267)
Options written	195,662
Short sales	1,272,076
Swap agreements	21,207,896
Foreign currencies	(195,273)

26,991,906

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	548,512,882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$631,492,033

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$82,979,151	$152,048,245
Net realized gain (loss) on investment and foreign currency transactions	521,520,976	507,056,881
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,991,906	989,142,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	631,492,033	1,648,247,393

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [143,101,502 and 11,438,080 shares, respectively]	2,652,405,111	213,084,831
Portfolio shares purchased [188,052,098 and 36,288,231 shares, respectively]	(3,420,186,134)	(733,455,233)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(767,781,023)	(520,370,402)

CAPITAL CONTRIBUTIONS	—	70,061

TOTAL INCREASE (DECREASE)	(136,288,990)	1,127,947,052
NET ASSETS:
Beginning of year	8,757,714,424	7,629,767,372

End of year	$8,621,425,434	$8,757,714,424

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ALLIANZGI WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 91.5%
COMMON STOCKS — 59.5%	Shares	Value
Argentina — 0.5%
MercadoLibre, Inc.*	15,518	$25,996,064

Australia — 0.9%
Aurizon Holdings Ltd.	223,682	674,481
CSL Ltd.	31,373	6,883,485
Domino’s Pizza Enterprises Ltd.	247,780	16,613,283
Fortescue Metals Group Ltd.	349,376	6,335,937
Goodman Group, REIT	257,527	3,753,404
Mineral Resources Ltd.	49,554	1,437,655
Rio Tinto PLC	95,823	7,187,696
Santos Ltd.	310,691	1,506,844
Wesfarmers Ltd.	102,023	3,974,426

		48,367,211

Austria — 0.0%
OMV AG	31,678	1,279,852
Raiffeisen Bank International AG*	58,570	1,203,786

		2,483,638

Belgium — 0.1%
Ageas SA/NV	41,037	2,189,072
Etablissements Franz Colruyt NV	17,107	1,013,959
Sofina SA	1,605	544,446
UCB SA	26,268	2,716,162

		6,463,639

Bermuda — 0.0%
Triton International Ltd.	12,883	624,954

Brazil — 0.5%
StoneCo Ltd. (Class A Stock)*	296,743	24,902,673

Canada — 1.9%
Aecon Group, Inc.	6,786	87,217
Algonquin Power & Utilities Corp.	14,572	239,833
Alimentation Couche-Tard, Inc. (Class B Stock)	381,015	12,984,862
BCE, Inc.	47,582	2,034,636
Boyd Group Services, Inc.	744	128,331
Canadian Apartment Properties REIT	30,140	1,183,674
Canadian National Railway Co.	24,074	2,646,646
Canadian Natural Resources Ltd.	8,203	197,132
Canadian Pacific Railway Ltd.	22,039	7,644,654
Canadian Tire Corp. Ltd. (Class A Stock)	17,713	2,328,475
Canadian Utilities Ltd. (Class A Stock)	4,088	99,848
Cenovus Energy, Inc.	38,653	235,337
Cogeco Communications, Inc.	10,191	783,480
Constellation Software, Inc.	8,331	10,818,192
Dollarama, Inc.	83,115	3,387,545
Empire Co. Ltd. (Class A Stock)	6,046	165,245
Enbridge, Inc.	95,010	3,038,618
Fortis, Inc.	4,086	166,920
Franco-Nevada Corp.	3,303	414,140
Genworth MI Canada, Inc.	23,788	811,248
George Weston Ltd.	17,580	1,313,148
Hydro One Ltd., 144A	48,999	1,102,853
iA Financial Corp., Inc.	22,796	988,203
Intact Financial Corp.	1,624	192,293
Keyera Corp.(a)	53,193	945,263

COMMON STOCKS (continued)	Shares	Value
Canada (cont’d.)
Linamar Corp.	19,846	$1,051,157
Loblaw Cos. Ltd.	43,568	2,149,820
Magna International, Inc.	60,424	4,277,482
Manulife Financial Corp.	283,008	5,035,848
Metro, Inc.	48,388	2,159,194
Northland Power, Inc.	35,235	1,264,186
Nutrien Ltd., (NYSE)	9,611	462,866
Nutrien Ltd., (XTSE)	25,331	1,218,690
Onex Corp.	3,550	203,758
Open Text Corp.	41,680	1,893,920
Power Corp. of Canada	119,153	2,736,148
Quebecor, Inc. (Class B Stock)	44,047	1,133,616
Shopify, Inc. (Class A Stock), (NYSE)*	8,712	9,861,548
Shopify, Inc. (Class A Stock), (XTSE)*	5,744	6,485,950
TC Energy Corp.	50,077	2,035,890
Teck Resources Ltd. (Class B Stock)	117,793	2,137,653
TFI International, Inc.	22,108	1,138,139
Topicus.com, Inc.*^	15,494	58,576

		99,242,234

China — 1.6%
Alibaba Group Holding Ltd., ADR*	102,151	23,773,602
New Oriental Education & Technology Group, Inc., ADR*	22,950	4,264,340
SITC International Holdings Co. Ltd.	356,000	771,314
TAL Education Group, ADR*	52,716	3,769,721
Tencent Holdings Ltd.	424,794	30,856,872
Tencent Music Entertainment Group, ADR*(a)	798,096	15,355,367
Yangzijiang Shipbuilding Holdings Ltd.	2,095,000	1,518,770

		80,309,986

Denmark — 2.0%
Ambu A/S (Class B Stock)(a)	932,249	40,297,417
Carlsberg A/S (Class B Stock)	13,251	2,110,925
Coloplast A/S (Class B Stock)	7,415	1,127,298
DSV Panalpina A/S	89,225	14,964,596
Netcompany Group A/S, 144A*	234,973	24,097,994
Novo Nordisk A/S (Class B Stock)	167,048	11,598,468
Orsted A/S, 144A	30,486	6,252,974
Royal Unibrew A/S	10,231	1,174,141
Vestas Wind Systems A/S	5,468	1,294,209

		102,918,022

Finland — 0.1%
Kesko OYJ (Class B Stock)	46,790	1,205,856
Neste OYJ	34,797	2,519,581
Valmet OYJ	53,289	1,525,015

		5,250,452

France — 1.1%
Alten SA*	4,504	511,972
Atos SE*	31,980	2,902,197
AXA SA	91,897	2,216,104
Bouygues SA	79,365	3,264,975
Cie Generale des Etablissements Michelin SCA	30,208	3,881,472
Credit Agricole SA*	103,170	1,316,255

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
France (cont’d.)
Eiffage SA*	24,634	$2,388,375
Faurecia SE*	45,215	2,323,291
Hermes International	647	696,081
Ipsen SA	13,345	1,111,475
Klepierre SA, REIT	44,256	997,774
LVMH Moet Hennessy Louis Vuitton SE	6,541	4,083,350
Orange SA	290,364	3,455,912
Peugeot SA*	109,547	3,012,496
Sanofi	68,783	6,653,786
Schneider Electric SE	41,525	6,028,020
Teleperformance	15,685	5,238,552
TOTAL SE	91,325	3,940,444
Unibail-Rodamco-Westfield, REIT	47,836	3,758,670

		57,781,201

Germany — 1.9%
Aareal Bank AG*	29,148	698,577
adidas AG*	25,368	9,264,155
Aroundtown SA	249,337	1,872,448
Bayerische Motoren Werke AG	24,441	2,188,672
Bechtle AG	79,304	17,356,279
Deutsche Bank AG*	37,310	414,363
Deutsche Pfandbriefbank AG, 144A*	86,482	934,217
Deutsche Telekom AG	246,192	4,521,869
Fresenius SE & Co. KGaA	66,050	3,108,732
GRENKE AG(a)	62,044	2,911,999
HeidelbergCement AG	13,870	1,059,861
HOCHTIEF AG	12,519	1,240,620
Infineon Technologies AG	571,129	22,066,944
Merck KGaA	21,502	3,744,649
SAP SE	78,647	10,429,661
TAG Immobilien AG*	38,444	1,222,773
Zalando SE, 144A*	103,806	11,706,850

		94,742,669

Hong Kong — 0.5%
AIA Group Ltd.	1,182,312	14,559,257
Hong Kong Exchanges & Clearing Ltd.	55,300	3,042,585
Kerry Properties Ltd.	482,500	1,225,968
Swire Pacific Ltd. (Class A Stock)	287,000	1,592,535
Techtronic Industries Co. Ltd.	160,000	2,291,129
Xinyi Glass Holdings Ltd.	650,000	1,815,349

		24,526,823

India — 0.5%
HDFC Bank Ltd., ADR*(a)	333,484	24,097,554

Indonesia — 0.0%
Bank Central Asia Tbk PT	1,015,777	2,451,691

Ireland — 0.2%
AerCap Holdings NV*	40,733	1,856,610
Kingspan Group PLC*	82,999	5,836,736

		7,693,346

Israel — 0.7%
Delek Group Ltd.*	21,133	660,261
Plus500 Ltd.	44,792	889,233

COMMON STOCKS (continued)	Shares	Value
Israel (cont’d.)
Wix.com Ltd.*	126,936	$31,728,923

		33,278,417

Italy — 0.3%
Davide Campari-Milano NV	61,295	700,347
Enel SpA	626,890	6,356,473
Hera SpA	314,947	1,152,592
Poste Italiane SpA, 144A	268,794	2,740,485
UniCredit SpA*	205,259	1,923,234
Unipol Gruppo SpA*	154,986	742,619

		13,615,750

Japan — 2.4%
AGC, Inc.	59,600	2,081,176
BayCurrent Consulting, Inc.	6,700	1,172,888
Chubu Electric Power Co., Inc.	118,700	1,429,846
Dai Nippon Printing Co. Ltd.	185,100	3,327,698
Daiwa House Industry Co. Ltd.	71,200	2,113,584
Fuji Media Holdings, Inc.	74,000	788,560
Hitachi Ltd.	72,300	2,850,544
Honda Motor Co. Ltd.	153,400	4,306,578
ITOCHU Corp.	103,100	2,966,503
Japan Post Bank Co. Ltd.	197,700	1,620,688
KDDI Corp.	154,700	4,598,738
Keyence Corp.	24,297	13,675,350
Konica Minolta, Inc.	619,700	2,368,633
M3, Inc.	31,400	2,969,498
Marubeni Corp.	436,900	2,912,074
Mebuki Financial Group, Inc.	565,600	1,111,882
Medipal Holdings Corp.	48,200	904,698
Mitsubishi Corp.	124,600	3,073,645
Mitsubishi UFJ Financial Group, Inc.	577,600	2,553,192
Mitsui & Co. Ltd.	243,700	4,469,226
Mizuho Financial Group, Inc.	270,200	3,431,818
MonotaRO Co. Ltd.	92,464	4,709,359
Nagoya Railroad Co. Ltd.	33,700	888,451
NEC Corp.	48,200	2,587,178
NGK Spark Plug Co. Ltd.	69,500	1,187,021
Nippon Telegraph & Telephone Corp.	216,700	5,537,127
Nomura Holdings, Inc.	555,600	2,939,412
Nomura Real Estate Holdings, Inc.	43,800	967,658
Obayashi Corp.	115,100	993,048
Rengo Co. Ltd.	77,300	647,483
Ricoh Co. Ltd.	315,200	2,067,568
Sanwa Holdings Corp.	63,100	735,521
Sawai Pharmaceutical Co. Ltd.	19,500	884,385
Sekisui House Ltd.	97,300	1,980,309
Seven & i Holdings Co. Ltd.	12,200	432,639
Shimano, Inc.	7,500	1,752,242
Shimizu Corp.	188,000	1,365,551
Sojitz Corp.	412,700	920,180
Sumitomo Chemical Co. Ltd.	659,700	2,668,648
Sumitomo Corp.	192,400	2,554,615
Sumitomo Forestry Co. Ltd.	54,200	1,131,865
Sumitomo Heavy Industries Ltd.	63,000	1,561,287
Sumitomo Metal Mining Co. Ltd.	23,400	1,044,240
Sumitomo Mitsui Financial Group, Inc.	53,900	1,663,074
Sumitomo Rubber Industries Ltd.	133,700	1,153,380
Teijin Ltd.	59,500	1,122,430

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
TIS, Inc.	52,200	$1,068,089
Tobu Railway Co. Ltd.	35,800	1,066,171
Tokyu Fudosan Holdings Corp.	194,000	1,033,655
Toyo Seikan Group Holdings Ltd.	49,400	540,843
Toyota Motor Corp.	96,900	7,474,012
Welcia Holdings Co. Ltd.	39,600	1,494,856
Yamada Holdings Co. Ltd.	239,700	1,275,187
Yokohama Rubber Co. Ltd. (The)	73,000	1,091,669

		123,265,972

Jordan — 0.0%
Hikma Pharmaceuticals PLC	34,633	1,195,107

Netherlands — 1.0%
ASML Holding NV	61,273	30,114,929
ASR Nederland NV	43,911	1,784,210
Koninklijke Ahold Delhaize NV	211,674	6,052,933
Koninklijke Vopak NV	34,164	1,802,657
NN Group NV	101,107	4,408,293
Signify NV, 144A*	46,510	2,000,285
Wolters Kluwer NV	27,231	2,327,492

		48,490,799

New Zealand — 0.2%
Mainfreight Ltd.	211,066	10,574,327

Norway — 0.0%
Hermitage Offshore Services Ltd.*	124	5

Portugal — 0.0%
Banco Comercial Portugues SA (Class R Stock)*	4,906,028	742,199

Puerto Rico — 0.1%
Popular, Inc.	65,978	3,715,881

South Africa — 0.3%
Anglo American PLC	194,106	6,464,904
Capitec Bank Holdings Ltd.*	72,819	7,125,392

		13,590,296

Spain — 0.4%
ACS Actividades de Construccion y Servicios SA	61,476	2,045,152
Banco Bilbao Vizcaya Argentaria SA	737,565	3,656,132
Banco Santander SA*	1,289,768	4,008,277
Global Dominion Access SA, 144A*	51,952	239,337
Iberdrola SA	444,335	6,349,597
Repsol SA	273,022	2,766,773

		19,065,268

Sweden — 1.3%
AddTech AB (Class B Stock)	670,400	8,898,814
Assa Abloy AB (Class B Stock)	393,681	9,717,933
Atlas Copco AB (Class A Stock)	202,194	10,310,502
Epiroc AB (Class A Stock)	242,132	4,380,574
Fastighets AB Balder (Class B Stock)*	24,360	1,272,067
Hexagon AB (Class B Stock)	78,887	7,205,679
Hexpol AB	623,344	6,689,954
Intrum AB(a)	31,817	843,655
Investor AB (Class B Stock)	58,757	4,313,842
OW Bunker A/S*^(d)	53,469	—

COMMON STOCKS (continued)	Shares	Value
Sweden (cont’d.)
Skandinaviska Enskilda Banken AB (Class A Stock)*	319,642	$3,302,211
Skanska AB (Class B Stock)	79,298	2,024,562
Swedish Match AB	52,986	4,116,132
Volvo AB (Class B Stock)*	180,865	4,262,297

		67,338,222

Switzerland — 1.3%
Baloise Holding AG	11,407	2,035,866
Cembra Money Bank AG	8,367	1,016,710
Logitech International SA	24,911	2,445,392
Nestle SA	86,625	10,213,438
Novartis AG	9,393	888,525
Partners Group Holding AG	12,129	14,450,597
Sika AG	41,710	11,441,862
STMicroelectronics NV	100,821	3,739,439
Swiss Life Holding AG	9,537	4,462,327
Temenos AG	24,123	3,382,049
UBS Group AG	147,875	2,119,698
VAT Group AG, 144A	23,802	5,960,775
Zurich Insurance Group AG	10,834	4,593,280

		66,749,958

Taiwan — 0.6%
Sea Ltd., ADR*(a)	151,901	30,235,894

Turkey — 0.0%
Eldorado Gold Corp.*	84,623	1,121,526

United Kingdom — 0.8%
3i Group PLC	126,974	2,019,495
Barratt Developments PLC*	323,744	2,981,670
British American Tobacco PLC	174,802	6,501,284
BT Group PLC*	920,412	1,671,547
DCC PLC	78,436	5,556,305
Diploma PLC	59,093	1,779,507
Experian PLC	88,171	3,349,569
GlaxoSmithKline PLC	311,447	5,727,657
J Sainsbury PLC	502,091	1,547,206
JD Sports Fashion PLC*	142,832	1,679,827
Lloyds Banking Group PLC*	3,642,408	1,811,747
Micro Focus International PLC*	121,236	703,058
Persimmon PLC	75,484	2,863,133
Premier Oil PLC*(a)	2,272,373	615,074
Royal Mail PLC*	174,522	806,135
Tesco PLC	563,373	1,785,614

		41,398,828

United States — 38.3%
3M Co.	10,387	1,815,544
Abbott Laboratories	38,087	4,170,146
AbbVie, Inc.	29,025	3,110,029
ACADIA Pharmaceuticals, Inc.*(a)	4,840	258,746
Accenture PLC (Class A Stock)	16,532	4,318,324
ACCO Brands Corp.	90,403	763,905
Activision Blizzard, Inc.	167,226	15,526,934
Adaptive Biotechnologies Corp.*	11,136	658,472
Adobe, Inc.*	36,548	18,278,386
Advanced Micro Devices, Inc.*	69,542	6,377,697
AECOM*	8,058	401,127

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
AG Mortgage Investment Trust, Inc., REIT(a)	49,800	$146,910
Alexandria Real Estate Equities, Inc., REIT	4,870	867,931
Align Technology, Inc.*	16,195	8,654,284
Allegion PLC	6,645	773,345
ALLETE, Inc.	2,533	156,894
Allstate Corp. (The)	48,446	5,325,669
Ally Financial, Inc.	107,628	3,838,014
Alphabet, Inc. (Class A Stock)*	24,016	42,091,402
Alphabet, Inc. (Class C Stock)*	11,252	19,712,154
Altra Industrial Motion Corp.	9,100	504,413
Amazon.com, Inc.*	26,246	85,481,385
American Electric Power Co., Inc.	26,126	2,175,512
American Express Co.	27,820	3,363,716
American Tower Corp., REIT	40,108	9,002,642
American Water Works Co., Inc.	33,726	5,175,929
Ameriprise Financial, Inc.	19,546	3,798,374
AMETEK, Inc.	50,808	6,144,720
Amgen, Inc.	41,403	9,519,378
Amkor Technology, Inc.	9,555	144,089
Analog Devices, Inc.	9,724	1,436,527
Annaly Capital Management, Inc., REIT	238,321	2,013,812
Anthem, Inc.	28,013	8,994,694
Apache Corp.	12,729	180,625
Apollo Commercial Real Estate Finance, Inc., REIT	9,152	102,228
Apple, Inc.	893,493	118,557,586
Applied Materials, Inc.	84,254	7,271,120
Arbor Realty Trust, Inc., REIT	25,300	358,754
Archer-Daniels-Midland Co.	13,263	668,588
Arrowhead Pharmaceuticals, Inc.*	2,400	184,152
Arthur J. Gallagher & Co.	32,237	3,988,039
Artisan Partners Asset Management, Inc. (Class A Stock)	7,515	378,305
Asbury Automotive Group, Inc.*(a)	4,400	641,256
ASGN, Inc.*	3,355	280,243
Aspen Technology, Inc.*	8,648	1,126,402
AT&T, Inc.	492,591	14,166,917
Athene Holding Ltd. (Class A Stock)*	43,344	1,869,860
Atkore International Group, Inc.*	26,217	1,077,781
Automatic Data Processing, Inc.	24,801	4,369,936
AutoNation, Inc.*	8,397	586,027
Avantor, Inc.*	158,005	4,447,841
Avery Dennison Corp.	3,971	615,942
Axon Enterprise, Inc.*	8,892	1,089,537
Ball Corp.	7,652	713,013
Bank of America Corp.	356,921	10,818,276
Bank of Hawaii Corp.	12,245	938,212
Bank OZK	6,652	208,008
Bausch Health Cos., Inc.*	56,611	1,174,559
Baxter International, Inc.	90,151	7,233,716
Becton, Dickinson & Co.	13,529	3,385,226
BellRing Brands, Inc. (Class A Stock)*	41,627	1,011,952
Berkshire Hathaway, Inc. (Class B Stock)*	33,509	7,769,732
Best Buy Co., Inc.	37,342	3,726,358
Big Lots, Inc.(a)	5,513	236,673

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Biogen, Inc.*	3,816	$934,386
BioMarin Pharmaceutical, Inc.*	68,875	6,039,649
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,804	1,051,624
Black Hills Corp.	2,625	161,306
Black Knight, Inc.*	50,220	4,436,937
Blackline, Inc.*	5,874	783,474
BlackRock, Inc.	6,804	4,909,358
Blackstone Group, Inc. (The) (Class A Stock)	105,690	6,849,769
Bloom Energy Corp. (Class A Stock)*(a)	55,227	1,582,806
Blueprint Medicines Corp.*	6,200	695,330
BMC Stock Holdings, Inc.*	15,355	824,256
Boeing Co. (The)	46,660	9,988,040
Boise Cascade Co.	9,200	439,760
Booking Holdings, Inc.*	2,020	4,499,085
Booz Allen Hamilton Holding Corp.	26,568	2,316,198
Boston Scientific Corp.*	340,782	12,251,113
Box, Inc. (Class A Stock)*	26,000	469,300
Boyd Gaming Corp.*	11,100	476,412
Brighthouse Financial, Inc.*	48,541	1,757,427
Bristol-Myers Squibb Co.	284,062	17,620,366
Broadcom, Inc.	54,358	23,800,650
Builders FirstSource, Inc.*	92,790	3,786,742
Burlington Stores, Inc.*	20,300	5,309,465
Cadence Design Systems, Inc.*	51,882	7,078,261
Calix, Inc.*	17,500	520,800
Callaway Golf Co.	26,000	624,260
Capital One Financial Corp.	45,120	4,460,112
Cardlytics, Inc.*(a)	6,359	907,874
CareTrust REIT, Inc., REIT	6,135	136,074
Carlyle Group, Inc. (The)	30,151	947,947
Carnival Corp.	284,795	6,168,660
Casella Waste Systems, Inc. (Class A Stock)*	2,920	180,894
Catalent, Inc.*	4,350	452,705
Cato Corp. (The) (Class A Stock)	9,615	92,208
Celldex Therapeutics, Inc.*(a)	46,057	806,919
Centene Corp.*	15,447	927,283
CenterPoint Energy, Inc.(a)	24,299	525,830
Central Pacific Financial Corp.	8,100	153,981
Cerence, Inc.*(a)	13,806	1,387,227
CF Industries Holdings, Inc.	13,047	505,049
Charles River Laboratories International, Inc.*	1,995	498,471
Charles Schwab Corp. (The)	46,203	2,450,607
Chart Industries, Inc.*	6,995	823,941
Chatham Lodging Trust, REIT	9,250	99,900
Chegg, Inc.*	8,058	727,879
Chemed Corp.	500	266,305
Chemours Co. (The)	230,405	5,711,740
Chesapeake Utilities Corp.	1,700	183,957
Chevron Corp.	17,273	1,458,705
Chipotle Mexican Grill, Inc.*	1,623	2,250,630
Church & Dwight Co., Inc.	4,950	431,789
Churchill Downs, Inc.	4,799	934,797
Cigna Corp.	18,609	3,874,022
Cinemark Holdings, Inc.(a)	58,275	1,014,568

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Cintas Corp.	15,962	$5,641,929
Cisco Systems, Inc.	277,319	12,410,025
Citigroup, Inc.	83,774	5,165,505
Citizens Financial Group, Inc.	21,331	762,797
Citrix Systems, Inc.	5,570	724,657
Clean Harbors, Inc.*	11,916	906,808
Clorox Co. (The)(a)	5,048	1,019,292
Colgate-Palmolive Co.	19,786	1,691,901
Comcast Corp. (Class A Stock)	191,995	10,060,538
Comerica, Inc.	14,424	805,725
Conagra Brands, Inc.	29,328	1,063,433
Conduent, Inc.*	242,287	1,162,978
CONMED Corp.	11,859	1,328,208
ConocoPhillips	35,583	1,422,964
Constellation Brands, Inc. (Class A Stock)	21,580	4,727,099
Cooper Cos., Inc. (The)	20,332	7,387,022
Copart, Inc.*	2,357	299,928
Corning, Inc.	31,150	1,121,400
Costco Wholesale Corp.	22,971	8,655,013
Crocs, Inc.*	14,400	902,304
Crown Holdings, Inc.*	86,185	8,635,737
Cummins, Inc.	54,226	12,314,725
CVR Energy, Inc.	7,882	117,442
CVS Health Corp.	109,428	7,473,932
D.R. Horton, Inc.	12,111	834,690
Danaher Corp.	18,422	4,092,263
Darden Restaurants, Inc.	66,329	7,901,110
Datadog, Inc. (Class A Stock)*	15,614	1,537,042
Deckers Outdoor Corp.*	985	282,478
Deere & Co.	20,678	5,563,416
Delta Air Lines, Inc.	23,396	940,753
Diamondback Energy, Inc.	123,440	5,974,496
Discover Financial Services	138,290	12,519,394
DocuSign, Inc.*	21,024	4,673,635
Dollar General Corp.	9,152	1,924,666
Domino’s Pizza, Inc.	2,462	944,079
Domtar Corp.	7,465	236,267
DraftKings, Inc. (Class A Stock)*	3,919	182,469
DTE Energy Co.	28,419	3,450,351
Duke Energy Corp.	50,883	4,658,847
Duke Realty Corp., REIT	101,379	4,052,119
DXC Technology Co.	56,097	1,444,498
Dynatrace, Inc.*	35,931	1,554,734
Eastman Chemical Co.	13,212	1,324,899
Eaton Corp. PLC	35,630	4,280,588
Ecolab, Inc.	26,138	5,655,218
Edison International	11,655	732,167
Edwards Lifesciences Corp.*	1,074	97,981
Electronic Arts, Inc.	3,480	499,728
Eli Lilly & Co.	115,794	19,550,659
EMCOR Group, Inc.	3,000	274,380
Emergent BioSolutions, Inc.*	1,200	107,520
Enphase Energy, Inc.*	8,082	1,418,149
Ensign Group, Inc. (The)	38,301	2,792,909
EOG Resources, Inc.	5,935	295,978
EPR Properties, REIT	5,909	192,043
Equinix, Inc., REIT	2,144	1,531,202
Equitable Holdings, Inc.	102,991	2,635,540

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Essex Property Trust, Inc., REIT	1,786	$424,032
Estee Lauder Cos., Inc. (The) (Class A Stock)	13,507	3,595,428
Evergy, Inc.	5,807	322,347
EverQuote, Inc. (Class A Stock)*(a)	6,555	244,829
Exelon Corp.	158,830	6,705,803
Expeditors International of Washington, Inc.	23,233	2,209,691
Exponent, Inc.	533	47,986
Extra Space Storage, Inc., REIT	3,687	427,176
Exxon Mobil Corp.	16,748	690,353
Facebook, Inc. (Class A Stock)*	167,545	45,766,592
Fate Therapeutics, Inc.*	1,100	100,023
FedEx Corp.	34,668	9,000,506
Fidelity National Information Services, Inc.	18,021	2,549,251
First American Financial Corp.	61,299	3,164,867
First Financial Bankshares, Inc.(a)	8,910	322,319
First Republic Bank	70,938	10,422,920
Flagstar Bancorp, Inc.	42,769	1,743,264
FleetCor Technologies, Inc.*	24,298	6,629,223
Floor & Decor Holdings, Inc. (Class A Stock)*	10,160	943,356
FormFactor, Inc.*	33,436	1,438,417
Fortinet, Inc.*	40,689	6,043,537
Freeport-McMoRan, Inc.	17,787	462,818
Freshpet, Inc.*	4,161	590,820
Gaming & Leisure Properties, Inc., REIT	30,830	1,307,192
Generac Holdings, Inc.*	1,460	332,019
General Dynamics Corp.	9,040	1,345,333
General Electric Co.	1,033,405	11,160,774
General Mills, Inc.	89,764	5,278,123
General Motors Co.	169,647	7,064,101
Genesco, Inc.*	10,100	303,909
Glacier Bancorp, Inc.	4,200	193,242
Global Payments, Inc.	14,921	3,214,282
Graco, Inc.	50,000	3,617,500
Graham Holdings Co. (Class B Stock)	2,391	1,275,312
Granite Point Mortgage Trust, Inc., REIT	10,007	99,970
Gray Television, Inc.*	91,632	1,639,296
Guardant Health, Inc.*	55,460	7,147,685
Haemonetics Corp.*	7,351	872,931
Halliburton Co.	107,031	2,022,886
Halozyme Therapeutics, Inc.*(a)	11,200	478,352
Hartford Financial Services Group, Inc. (The)	109,209	5,349,057
HCA Healthcare, Inc.	2,655	436,641
Health Catalyst, Inc.*(a)	20,594	896,457
Helen of Troy Ltd.*(a)	1,115	247,742
Herman Miller, Inc.	20,500	692,900
Hershey Co. (The)	12,681	1,931,697
Hess Midstream LP (Class A Stock)	12,800	250,496
Hewlett Packard Enterprise Co.	57,014	675,616
Hibbett Sports, Inc.*(a)	20,800	960,544
Hill-Rom Holdings, Inc.	25,968	2,544,085
Hilltop Holdings, Inc.	7,650	210,452
Hilton Worldwide Holdings, Inc.	73,715	8,201,531

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
HollyFrontier Corp.	15,594	$403,105
Hologic, Inc.*	21,449	1,562,131
Home Depot, Inc. (The)	52,504	13,946,112
Honeywell International, Inc.	2,511	534,090
Hope Bancorp, Inc.	26,500	289,115
Horizon Therapeutics PLC*	104,579	7,649,954
HP, Inc.	18,878	464,210
Humana, Inc.	14,653	6,011,686
Huntington Ingalls Industries, Inc.	2,646	451,090
Huntsman Corp.	57,978	1,457,567
Huron Consulting Group, Inc.*	23,169	1,365,813
ICF International, Inc.	17,589	1,307,390
Ichor Holdings Ltd.*	13,845	417,358
IDEX Corp.	3,626	722,299
IDEXX Laboratories, Inc.*	13,104	6,550,296
II-VI, Inc.*	9,221	700,427
Illinois Tool Works, Inc.	39,671	8,088,123
Industrial Logistics Properties Trust, REIT	19,180	446,702
Ingersoll Rand, Inc.*	14,187	646,360
Innovative Industrial Properties, Inc., REIT	1,402	256,748
Inseego Corp.*(a)	7,410	114,633
Installed Building Products, Inc.*	4,600	468,878
Integer Holdings Corp.*	21,763	1,766,938
Intel Corp.	263,650	13,135,043
InterDigital, Inc.	1,982	120,268
International Business Machines Corp.	45,692	5,751,709
Intuit, Inc.	41,089	15,607,657
Investors Bancorp, Inc.	26,100	275,616
ITT, Inc.	18,320	1,411,006
J.M. Smucker Co. (The)	6,679	772,092
J2 Global, Inc.*	4,413	431,106
Jabil, Inc.	72,676	3,090,910
Jacobs Engineering Group, Inc.	4,382	477,463
Johnson & Johnson	124,258	19,555,724
Johnson Controls International PLC	93,316	4,347,592
JPMorgan Chase & Co.	237,762	30,212,417
Juniper Networks, Inc.	25,860	582,109
Kansas City Southern	42,825	8,741,867
KAR Auction Services, Inc.	11,261	209,567
KB Home	49,743	1,667,385
Kemper Corp.	3,825	293,875
Kilroy Realty Corp., REIT	12,435	713,769
Kimberly-Clark Corp.	9,347	1,260,256
Kinder Morgan, Inc.	60,173	822,565
Kinsale Capital Group, Inc.	3,470	694,451
KLA Corp.	1,569	406,230
Knowles Corp.*	5,766	106,267
Kraft Heinz Co. (The)	40,908	1,417,871
Kratos Defense & Security Solutions, Inc.*	35,051	961,449
Kroger Co. (The)	157,775	5,010,934
L3Harris Technologies, Inc.	4,248	802,957
Laboratory Corp. of America Holdings*	25,256	5,140,859
Lam Research Corp.	20,088	9,486,960
Lantheus Holdings, Inc.*	29,359	396,053
Las Vegas Sands Corp.	132,331	7,886,928
La-Z-Boy, Inc.	19,400	772,896

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
LCI Industries	6,300	$816,984
Leidos Holdings, Inc.	57,083	6,000,565
Lennar Corp. (Class B Stock)	4,885	298,962
LHC Group, Inc.*	4,542	968,899
Liberty Oilfield Services, Inc. (Class A Stock)(a)	40,200	414,462
Lindblad Expeditions Holdings, Inc.*(a)	71,371	1,221,872
Lithia Motors, Inc. (Class A Stock)	1,430	418,518
LivePerson, Inc.*(a)	13,841	861,325
Louisiana-Pacific Corp.	26,100	970,137
Lowe’s Cos., Inc.	17,651	2,833,162
LPL Financial Holdings, Inc.	8,660	902,545
Lumber Liquidators Holdings, Inc.*	24,700	759,278
LyondellBasell Industries NV (Class A Stock)	12,976	1,189,380
MACOM Technology Solutions Holdings, Inc.*	3,595	197,869
Macy’s, Inc.(a)	31,946	359,393
Malibu Boats, Inc. (Class A Stock)*	3,865	241,331
ManTech International Corp. (Class A Stock)	2,575	229,021
MarketAxess Holdings, Inc.	932	531,762
Marsh & McLennan Cos., Inc.	71,907	8,413,119
Masco Corp.	99,444	5,462,459
MasTec, Inc.*	8,980	612,256
Mastercard, Inc. (Class A Stock)	68,577	24,477,874
Materion Corp.	8,925	568,701
Matson, Inc.	27,495	1,566,390
MaxLinear, Inc.*	25,134	959,867
McKesson Corp.	4,727	822,120
Medifast, Inc.	2,400	471,216
Medpace Holdings, Inc.*	16,193	2,254,066
Medtronic PLC	87,802	10,285,126
Merck & Co., Inc.	152,246	12,453,723
Meritage Homes Corp.*	44,666	3,699,238
MetLife, Inc.	101,874	4,782,984
Mettler-Toledo International, Inc.*	597	680,389
MFA Financial, Inc., REIT	27,000	105,030
Microchip Technology, Inc.	24,100	3,328,451
Micron Technology, Inc.*	79,516	5,978,013
Microsoft Corp.	401,493	89,300,073
Middlesex Water Co.	3,700	268,139
Moderna, Inc.*	16,258	1,698,473
Molson Coors Beverage Co. (Class B Stock)	28,378	1,282,402
Mondelez International, Inc. (Class A Stock)	62,789	3,671,273
Monolithic Power Systems, Inc.	2,125	778,239
Moody’s Corp.	6,446	1,870,887
Morgan Stanley	331,114	22,691,242
Motorola Solutions, Inc.	22,560	3,836,554
Mr. Cooper Group, Inc.*	100,023	3,103,714
MSA Safety, Inc.(a)	1,495	223,338
MSC Industrial Direct Co., Inc. (Class A Stock)	7,252	611,996
MSCI, Inc.	14,147	6,317,060
Murphy USA, Inc.	2,000	261,740
NanoString Technologies, Inc.*	10,989	734,944
Nasdaq, Inc.	42,879	5,691,758

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Natera, Inc.*	9,660	$961,363
National General Holdings Corp.	4,200	143,556
National Health Investors, Inc., REIT	1,960	135,573
NetApp, Inc.	10,263	679,821
Netflix, Inc.*	14,618	7,904,391
New York Mortgage Trust, Inc., REIT	71,798	264,935
Newmont Corp.	11,408	683,225
NextEra Energy, Inc.	46,003	3,549,131
NIKE, Inc. (Class B Stock)	90,152	12,753,803
nLight, Inc.*	21,077	688,164
NortonLifeLock, Inc.	45,393	943,267
Novavax, Inc.*(a)	900	100,359
Nu Skin Enterprises, Inc. (Class A Stock)	11,400	622,782
Nucor Corp.	20,381	1,084,065
NVIDIA Corp.	48,172	25,155,418
NVR, Inc.*	940	3,835,068
Okta, Inc.*	13,396	3,406,067
Old Republic International Corp.	7,222	142,346
Olin Corp.	14,460	355,138
Omnicom Group, Inc.	6,914	431,226
OneMain Holdings, Inc.	33,882	1,631,757
Onto Innovation, Inc.*	15,184	721,999
Oracle Corp.	46,912	3,034,737
O’Reilly Automotive, Inc.*	7,079	3,203,743
OSI Systems, Inc.*	3,400	316,948
Otis Worldwide Corp.	97,887	6,612,267
Owens Corning	8,496	643,657
PACCAR, Inc.	82,068	7,080,827
Park Hotels & Resorts, Inc., REIT	19,530	334,940
Paycom Software, Inc.*	17,500	7,914,375
Paylocity Holding Corp.*	3,239	666,942
PayPal Holdings, Inc.*	106,495	24,941,129
Pebblebrook Hotel Trust, REIT	49,945	938,966
Peloton Interactive, Inc. (Class A Stock)*	1,482	224,849
Penn National Gaming, Inc.*(a)	9,785	845,130
Penn Virginia Corp.*	15,200	154,280
PennyMac Financial Services, Inc.	11,600	761,192
Perficient, Inc.*	17,335	826,013
Performance Food Group Co.*	6,005	285,898
PerkinElmer, Inc.	13,518	1,939,833
PetMed Express, Inc.(a)	11,000	352,660
Pfizer, Inc.	326,028	12,001,091
Philip Morris International, Inc.	24,634	2,039,449
Photronics, Inc.*	48,973	546,539
Physicians Realty Trust, REIT	16,500	293,700
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	24,100	391,143
Pinnacle Financial Partners, Inc.	16,785	1,080,954
Pinterest, Inc. (Class A Stock)*	42,607	2,807,801
Pioneer Natural Resources Co.(a)	8,347	950,640
PJT Partners, Inc. (Class A Stock)	10,000	752,500
Planet Fitness, Inc. (Class A Stock)*	7,301	566,777
Plug Power, Inc.*(a)	20,951	710,448
Pluralsight, Inc. (Class A Stock)*	8,900	186,544
Portland General Electric Co.	41,306	1,766,658
Power Integrations, Inc.(a)	15,176	1,242,307
PPL Corp.	67,820	1,912,524

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
PRA Health Sciences, Inc.*	1,980	$248,371
Prestige Consumer Healthcare, Inc.*	8,000	278,960
Procter & Gamble Co. (The)	112,173	15,607,751
Progress Software Corp.	37,659	1,701,810
Progressive Corp. (The)	79,215	7,832,779
Prologis, Inc., REIT	53,215	5,303,407
Prospect Capital Corp.(a)	173,781	940,155
PTC Therapeutics, Inc.*	3,605	220,013
PulteGroup, Inc.	10,077	434,520
Q2 Holdings, Inc.*(a)	6,443	815,233
QUALCOMM, Inc.	34,553	5,263,804
Quest Diagnostics, Inc.	2,875	342,614
Quotient Ltd.*	81,241	423,266
R1 RCM, Inc.*	29,315	704,146
Raymond James Financial, Inc.	11,432	1,093,699
Red Rock Resorts, Inc. (Class A Stock)	33,700	843,848
Regeneron Pharmaceuticals, Inc.*	5,911	2,855,663
Regions Financial Corp.	25,328	408,287
Reliance Steel & Aluminum Co.	20,837	2,495,231
Rent-A-Center, Inc.	62,550	2,395,040
Rollins, Inc.	77,736	3,037,146
Roper Technologies, Inc.	15,459	6,664,220
Royal Caribbean Cruises Ltd.	6,619	494,373
S&P Global, Inc.	41,582	13,669,251
Saia, Inc.*	5,248	948,838
salesforce.com, Inc.*	26,660	5,932,650
Sanderson Farms, Inc.	1,395	184,419
SBA Communications Corp., REIT	21,368	6,028,554
Sciplay Corp. (Class A Stock)*	13,200	182,820
Select Medical Holdings Corp.*	11,875	328,463
Sensient Technologies Corp.	5,700	420,489
ServiceNow, Inc.*	3,000	1,651,290
Sherwin-Williams Co. (The)	1,838	1,350,765
Shockwave Medical, Inc.*(a)	5,560	576,683
Silgan Holdings, Inc.	52,641	1,951,928
Six Flags Entertainment Corp.	28,907	985,729
Skyworks Solutions, Inc.	5,067	774,643
SLM Corp.	58,006	718,694
Snap, Inc. (Class A Stock)*	32,887	1,646,652
Snap-on, Inc.	948	162,241
South State Corp.	3,530	255,219
Southwest Airlines Co.	188,707	8,795,633
Southwestern Energy Co.*	76,665	228,462
SpartanNash Co.	9,500	165,395
Sprouts Farmers Market, Inc.*	9,900	198,990
SPS Commerce, Inc.*	25,566	2,776,212
SPX Corp.*	8,225	448,592
SS&C Technologies Holdings, Inc.	29,566	2,150,927
Starbucks Corp.	23,138	2,475,303
Steel Dynamics, Inc.	67,628	2,493,444
STERIS PLC	25,697	4,870,609
Stryker Corp.	30,503	7,474,455
Summit Materials, Inc. (Class A Stock)*	54,054	1,085,404
SunPower Corp.*(a)	26,543	680,563
Sunrun, Inc.*	35,320	2,450,502
Synchrony Financial	37,670	1,307,526
Synopsys, Inc.*	24,768	6,420,856
T. Rowe Price Group, Inc.	13,889	2,102,656
Take-Two Interactive Software, Inc.*	6,607	1,372,869

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Target Corp.	43,272	$7,638,806
TE Connectivity Ltd.	37,031	4,483,343
Telephone & Data Systems, Inc.	90,061	1,672,433
Tenable Holdings, Inc.*	69,527	3,633,481
Tenet Healthcare Corp.*	17,140	684,400
Terreno Realty Corp., REIT	13,210	772,917
Tesla, Inc.*(a)	12,368	8,727,727
Tetra Tech, Inc.	590	68,310
Thermo Fisher Scientific, Inc.	39,580	18,435,572
Timken Co. (The)	21,555	1,667,495
TJX Cos., Inc. (The)	4,866	332,299
Tractor Supply Co.	13,689	1,924,400
TravelCenters of America, Inc.*	15,600	508,560
Travere Therapeutics, Inc.*	8,500	231,668
Trex Co., Inc.*(a)	7,397	619,277
Trinseo SA	22,749	1,164,976
Twist Bioscience Corp.*(a)	5,161	729,198
Twitter, Inc.*	11,877	643,140
Two Harbors Investment Corp., REIT	57,525	366,434
Tyson Foods, Inc. (Class A Stock)	79,485	5,122,013
Uber Technologies, Inc.*	55,895	2,850,645
Ultra Clean Holdings, Inc.*	12,400	386,260
Ultragenyx Pharmaceutical, Inc.*(a)	2,700	373,761
UniFirst Corp.	8,618	1,824,344
Union Pacific Corp.	10,151	2,113,641
United Airlines Holdings, Inc.*	152,105	6,578,541
United Bankshares, Inc.	4,800	155,520
United Rentals, Inc.*	3,354	777,826
United States Cellular Corp.*	20,660	634,055
United Therapeutics Corp.*	2,000	303,580
UnitedHealth Group, Inc.	62,810	22,026,211
Universal Health Services, Inc. (Class B Stock)	2,161	297,138
Unum Group	40,424	927,327
Utah Medical Products, Inc.	1,920	161,856
Valero Energy Corp.	107,322	6,071,206
Valley National Bancorp	21,000	204,750
Varonis Systems, Inc.*	4,524	740,172
Vaxart, Inc.*(a)	15,077	86,090
Verint Systems, Inc.*	28,240	1,897,163
Verisk Analytics, Inc.	31,083	6,452,520
Verizon Communications, Inc.	242,768	14,262,620
Vertex Pharmaceuticals, Inc.*	9,544	2,255,629
ViacomCBS, Inc. (Class B Stock)(a)	8,252	307,470
Viatris, Inc.*	9,395	176,062
Virtus Investment Partners, Inc.	1,655	359,135
Visa, Inc. (Class A Stock)(a)	57,366	12,547,665
Vishay Intertechnology, Inc.	36,892	764,033
Visteon Corp.*	8,765	1,100,183
Vornado Realty Trust, REIT	6,420	239,723
Voya Financial, Inc.	4,605	270,820
Vulcan Materials Co.	4,164	617,563
Wabash National Corp.	5,588	96,281
Walgreens Boots Alliance, Inc.	48,725	1,943,153
Walmart, Inc.	106,936	15,414,824
Walt Disney Co. (The)*	99,551	18,036,650
Waste Management, Inc.	36,448	4,298,313
Webster Financial Corp.	24,180	1,019,187
Wendy’s Co. (The)	41,459	908,781

COMMON STOCKS (continued)		Shares	Value
United States (cont’d.)
West Pharmaceutical Services, Inc.		1,100	$311,641
Western Alliance Bancorp		17,215	1,032,039
Western Union Co. (The)		12,540	275,128
Wingstop, Inc.		394	52,225
World Fuel Services Corp.		35,625	1,110,075
Xencor, Inc.*		5,200	226,876
YETI Holdings, Inc.*		35,758	2,448,350
Zimmer Biomet Holdings, Inc.		7,863	1,211,610
Zoetis, Inc.		12,988	2,149,514
Zoom Video Communications, Inc. (Class A Stock)*		7,813	2,635,481
Zynga, Inc. (Class A Stock)*(a)		558,368	5,511,092

			1,958,045,479

TOTAL COMMON STOCKS (cost $2,352,639,419)			3,040,276,085

EXCHANGE-TRADED FUNDS — 4.6%
United States
iShares Core U.S. Aggregate Bond ETF		1,137,000	134,382,030
iShares JPMorgan USD Emerging Markets Bond ETF(a)		211,400	24,503,374
Principal Healthcare Innovators Index ETF		2,100	123,291
Vanguard Total Bond Market ETF		845,000	74,520,550

TOTAL EXCHANGE-TRADED FUNDS (cost $231,221,113)			233,529,245

PREFERRED STOCKS — 0.3%
United States
Citigroup Capital XIII, 6.584%, Maturing 10/30/40		251,302	7,162,107
Wells Fargo & Co., 4.750%(a)		310,759	8,210,253

TOTAL PREFERRED STOCKS (cost $14,254,766)			15,372,360

		Units

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/13/21(a) (cost $95,823)		273,022	93,624

WARRANTS* — 0.0%
United States
Unit Corp., expiring 09/03/27^ (cost $0)		352	—

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.6%
Cayman Islands — 0.8%
Bain Capital Credit CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.169%(c)	04/23/31	1,920	1,907,175

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.267%(c)	07/27/31	6,695	$6,661,680
Dryden CLO Ltd.,
Series 2019-68A, Class A, 144A, 3 Month LIBOR + 1.310% (Cap N/A,Floor 0.000%)
1.547%(c)	07/15/32	4,485	4,469,765
Madison Park Funding Ltd.,
Series 2013-11A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
1.369%(c)	07/23/29	2,000	1,997,795
Octagon Investment Partners 30 Ltd.,
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 0.000%)
1.538%(c)	03/17/30	5,890	5,891,355
Race Point CLO Ltd.,
Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.447%(c)	10/15/30	8,868	8,865,704
Venture CLO Ltd.,
Series 2019-37A, Class A1N, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.627%(c)	07/15/32	9,200	9,137,238

			38,930,712

United States — 4.8%
American Express Credit Account Master Trust,
Series 2018-03, Class A, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.000%)
0.479%(c)	10/15/25	3,100	3,111,951
Series 2018-05, Class A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.499%(c)	12/15/25	12,000	12,029,816
CarMax Auto Owner Trust,
Series 2019-03, ClassA4
2.300%	04/15/25	780	813,757
Series 2020-01, Class A4
2.030%	06/16/25	485	504,867
Series 2020-02, Class A2A
1.750%	01/17/23	7,325	7,361,292
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.000%)
0.764%(c)	04/22/26	6,015	6,078,674
Series 2018-A02, Class A2, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
0.482%(c)	01/20/25	10,000	10,047,269
Series 2018-A4, Class A4, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.493%(c)	06/07/25	6,320	6,334,410
CNH Equipment Trust,
Series 2019-B, Class A3
2.520%	08/15/24	2,905	2,962,414
Discover Card Execution Note Trust,
Series 2017-A07, Class A7, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.000%)
0.519%(c)	04/15/25	20,200	20,249,846

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	6,160	$6,769,020
Series 2019-B, Class A4
2.240%	10/15/24	6,660	6,916,103
Series 2019-C, Class A4
1.930%	04/15/25	6,000	6,226,316
Series 2020-01, Class A, 144A
2.040%	08/15/31	3,875	4,085,088
Series 2020-A, Class A4
1.350%	07/15/25	1,910	1,962,164
GM Financial Consumer Automobile Receivables Trust,
Series 2019-03, Class A3
2.180%	04/16/24	7,003	7,116,199
Series 2020-02, Class A3
1.490%	12/16/24	875	890,990
Honda Auto Receivables Owner Trust,
Series 2020-02, Class A4
1.090%	10/15/26	3,000	3,060,817
HPEFS Equipment Trust,
Series 2019-01A, Class A3, 144A
2.210%	09/20/29	5,460	5,519,006
Hyundai Auto Receivables Trust,
Series 2019-B, Class A3
1.940%	02/15/24	12,179	12,402,426
John Deere Owner Trust,
Series 2019-B, Class A2
2.280%	05/16/22	1,182	1,184,614
Nissan Auto Receivables Owner Trust,
Series 2019-A, Class A3
2.900%	10/16/23	7,721	7,866,198
Series 2020-A, Class A3
1.380%	12/16/24	11,000	11,203,959
Toyota Auto Receivables Owner Trust,
Series 2020-C, Class A3
0.440%	10/15/24	5,460	5,478,957
United States Small Business Administration,
Series 2017-20C, Class 1
3.040%	03/01/37	10,965	11,640,940
Series 2017-20J, Class 1
2.850%	10/01/37	1,148	1,225,792
Series 2018-20A, Class 1
2.920%	01/01/38	6,085	6,638,052
Series 2018-20E, Class 1
3.500%	05/01/38	9,619	10,648,687
Series 2018-20G, Class 1
3.540%	07/01/38	1,258	1,394,999
Series 2018-20H, Class 1
3.580%	08/01/38	5,518	6,132,261
Series 2018-20I, Class 1
3.530%	09/01/38	3,674	4,070,392
Series 2018-20J, Class 1
3.770%	10/01/38	1,871	2,101,455
Series 2018-20K, Class 1
3.870%	11/01/38	836	941,147
Series 2019-20A, Class 1
3.370%	01/01/39	6,053	6,619,177

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-20B, Class 1
3.260%	02/01/39	4,910	$5,376,718
Series 2019-20C, Class 1
3.200%	03/01/39	1,054	1,153,523
Series 2019-20E, Class 1
2.880%	05/01/39	2,911	3,124,163
Series 2019-20F, Class 1
2.600%	06/01/39	1,725	1,838,393
Series 2019-20G, Class 1
2.530%	07/01/39	411	437,173
Series 2019-25G, Class 1
2.690%	07/01/44	4,656	5,026,943
Series 2020-20E, Class 1
1.370%	05/01/40	2,415	2,456,736
Series 2020-25E, Class 1
1.500%	05/01/45	1,102	1,128,568
Series 2020-25L, Class 1
1.210%	12/01/45	1,350	1,360,644
Verizon Owner Trust,
Series 2020-A, Class A1A
1.850%	07/22/24	15,105	15,467,117
Volkswagen Auto Loan Enhanced Trust,
Series 2020-01, Class A4
1.260%	08/20/26	1,675	1,714,663
Volvo Financial Equipment Master Owner Trust,
Series 2018-A, Class A, 144A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.500%)
0.679%(c)	07/17/23	6,680	6,693,651

			247,367,347

TOTAL ASSET-BACKED SECURITIES
(cost $282,339,911)			286,298,059

CORPORATE BONDS — 12.6%
Australia — 0.3%
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, 144A, MTN
2.950%(ff)	07/22/30	5,807	6,134,167
Westpac Banking Corp.,
Sub. Notes
2.894%(ff)	02/04/30	7,720	8,096,294

			14,230,461

Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.900%	02/01/46	2,355	3,062,904
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
4.700%	02/01/36	917	1,145,834

			4,208,738

Canada — 0.1%
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22	2,935	2,987,869

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
3.800%	09/15/23		1,460	$1,520,798

				4,508,667

Ireland — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.150%	02/15/24	(a)	4,640	4,872,988
3.875%	01/23/28	(a)	2,375	2,557,760
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
4.250%	04/15/26		3,713	4,011,961
4.375%	05/01/26		1,370	1,480,119

				12,922,828

Japan — 0.0%
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
3.175%	07/09/50	(a)	2,555	2,714,863

United Kingdom — 0.6%
BAE Systems PLC,
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	(a)	4,600	4,645,461
3.400%	04/15/30		3,160	3,569,982
BP Capital Markets PLC,
Gtd. Notes
4.875%(ff)	—	(rr)	5,551	6,162,642
HSBC Holdings PLC,
Jr. Sub. Notes
4.600%(ff)	—	(rr)	7,681	7,821,479
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(ff)	—	(a)(rr)	5,295	6,102,219

				28,301,783

United States — 11.3%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.800%	05/15/50	(a)	2,850	3,127,705
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25		8,047	8,514,503
4.850%	06/15/44		2,500	2,728,337
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	(a)	1,925	1,992,339
2.700%	06/03/60	(a)	2,634	2,807,943
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	(a)	3,155	3,609,358
6.820%	11/15/37		619	894,077
American Tower Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/24		6,240	6,792,400
4.400%	02/15/26		9,295	10,768,897
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43		4,417	4,480,880

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, 144A
3.500%	09/15/53		2,335	$2,345,561
Athene Global Funding,
Sec’d. Notes, 144A
2.550%	06/29/25		2,236	2,359,322
2.950%	11/12/26		4,575	4,912,283
Belrose Funding Trust,
Sr. Unsec’d. Notes, 144A
2.330%	08/15/30		4,450	4,577,051
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
2.850%	05/15/51		4,648	4,761,916
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50		2,291	2,458,940
Boeing Co. (The),
Sr. Unsec’d. Notes
2.800%	03/01/27		2,650	2,740,289
3.625%	02/01/31	(a)	4,965	5,437,024
7.950%	08/15/24		4,340	5,317,625
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		5,420	6,002,342
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		11,455	12,871,762
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25		7,825	8,971,542
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.722%	02/15/30		5,020	5,364,048
Celgene Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/45		241	294,813
Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Note
4.908%	07/23/25		7,195	8,365,036
Cigna Corp.,
Gtd. Notes
4.800%	08/15/38		3,135	4,071,148
CMS Energy Corp.,
Jr. Sub. Notes
3.750%(ff)	12/01/50		4,645	4,745,953
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40		4,235	5,101,965
Comerica, Inc.,
Jr. Sub. Notes
5.625%(ff)	—	(a)(rr)	6,400	7,104,000
Commonwealth Edison Co.,
First Mortgage
5.900%	03/15/36		2,300	3,316,655
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 06-E
5.700%	12/01/36	(a)	900	1,236,038

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.450%	02/15/26		13,635	$15,784,910
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40		7,150	7,241,151
4.300%	03/25/28		1,123	1,332,022
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
2.150%	11/01/30		4,615	4,504,285
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		4,640	5,372,499
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		4,640	4,967,328
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	(a)	4,805	5,135,062
4.750%	05/31/25	(a)	3,657	4,112,742
DTE Electric Co.,
Sr. Sec’d. Notes, Series A
6.625%	06/01/36		680	996,318
Duke Energy Indiana LLC,
First Mortgage
3.750%	05/15/46		1,170	1,394,443
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30		2,562	2,673,469
Edison International,
Sr. Unsec’d. Notes
4.950%	04/15/25		6,219	7,088,268
El Paso Natural Gas Co. LLC,
Gtd. Notes
8.375%	06/15/32		3,002	4,225,193
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		3,209	3,394,045
4.050%	03/15/25		2,589	2,834,417
4.750%	01/15/26		6,240	7,063,948
5.500%	06/01/27	(a)	8,077	9,485,857
6.500%	02/01/42	(a)	3,900	4,756,866
Equinix, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25		9,285	9,316,713
First Horizon Bank,
Sub. Notes
5.750%	05/01/30		5,853	6,849,945
First Horizon Corp.,
Sr. Unsec’d. Notes
4.000%	05/26/25	(a)	15,545	17,347,343
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		10,436	10,595,820
4.140%	02/15/23		11,505	11,833,021

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
GE Capital Funding LLC,
Gtd. Notes, 144A
4.550%	05/15/32	(a)	6,880	$8,245,293
General Motors Financial Co., Inc.,
Jr. Sub. Notes, Series C
5.700%(ff)	—	(rr)	1,502	1,672,336
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		5,066	5,117,072
Hess Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/33		2,690	3,458,269
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.650%	09/15/40		5,370	5,504,344
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		3,367	4,249,402
Johnson & Johnson,
Sr. Unsec’d. Notes
2.450%	09/01/60		4,615	4,786,327
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series U, 3 Month LIBOR + 0.950%
1.164%(c)	01/15/87	(a)	14,487	12,361,084
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50		2,485	2,766,926
4.300%	05/15/43		508	591,248
Kinder Morgan Energy Partners LP,
Gtd. Notes
7.500%	11/15/40		455	649,803
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29		3,725	4,127,281
4.400%	06/15/28		1,861	2,238,071
Leidos, Inc.,
Gtd. Notes
7.125%	07/01/32		1,982	2,677,810
Gtd. Notes, 144A
2.300%	02/15/31		3,720	3,807,048
4.375%	05/15/30		1,714	2,054,124
Lincoln National Corp.,
Jr. Sub. Notes, 3 Month LIBOR + 2.357%
2.580%(c)	05/17/66		5,485	4,260,237
Litton Industries, Inc.,
Gtd. Notes
7.750%	03/15/26		2,320	3,061,890
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50		845	912,345
Loews Corp.,
Sr. Unsec’d. Notes
3.200%	05/15/30	(a)	2,125	2,414,166
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/50	(a)	2,788	2,985,531

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		11,462	$13,407,321
Massachusetts Institute of Technology,
Unsec’d. Notes, Series G
2.294%	07/01/51	(a)	6,050	6,099,269
McKesson Corp.,
Sr. Unsec’d. Notes
0.900%	12/03/25		6,495	6,527,310
MetLife, Inc.,
Jr. Sub. Notes
10.750%	08/01/69		5,543	9,432,184
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		8,285	8,945,110
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30		5,935	6,747,024
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69		5,250	7,100,718
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
1.960%	06/27/30	(a)	8,720	8,962,783
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		4,450	4,422,196
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		2,235	3,093,950
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26	(a)	6,793	8,990,668
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	(a)	4,910	5,787,980
Pacific Gas & Electric Co.,
First Mortgage
3.750%	02/15/24	(a)	8,838	9,412,406
3.750%	07/01/28	(a)	3,955	4,319,699
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		3,075	3,274,389
3.600%	06/01/29		2,810	3,063,293
4.150%	04/15/25		4,435	4,842,135
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.650%	10/15/25		16,345	18,272,387
6.650%	01/15/37		3,280	4,005,543
PPL Capital Funding, Inc.,
Gtd. Notes
5.000%	03/15/44		2,900	3,735,138
President & Fellows of Harvard College,
Unsec’d. Notes
3.150%	07/15/46	(a)	1,077	1,265,034

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sempra Energy,
Jr. Sub. Notes
4.875%(ff)	—	(rr)	3,706	$3,969,056
Southern California Edison Co.,
First Mortgage, Series E
3.700%	08/01/25		4,920	5,514,443
First Ref. Mortgage
1.845%	02/01/22		212	212,939
3.900%	12/01/41		1,492	1,601,323
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		1,255	1,461,589
6.550%	05/01/37		2,183	2,997,801
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		7,730	11,965,312
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	04/15/25		8,254	9,131,257
3.750%	04/15/27		6,695	7,632,670
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		583	794,476
Truist Financial Corp.,
Jr. Sub. Notes, Series Q
5.100%(ff)	—	(a)(rr)	4,355	4,974,039
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57		3,301	3,705,700
Sr. Unsec’d. Notes
4.200%	05/19/32	(a)	2,401	2,884,117
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51		2,194	2,656,524
7.300%	04/30/28		1,070	1,486,450

				577,012,257

TOTAL CORPORATE BONDS
(cost $613,702,557)				643,899,597

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
Federal Home Loan Mortgage Corp.
2.500%	02/01/32		1,160	1,231,964
3.000%	01/01/32		910	957,404
3.000%	03/01/42		2,410	2,556,582
3.000%	09/01/46		1,343	1,431,391
3.000%	02/01/50		13,078	14,021,051
3.500%	12/01/30		1,182	1,255,127
3.500%	04/01/33		1,958	2,081,966
3.500%	02/01/44		1,504	1,668,803
3.500%	07/01/46		1,172	1,287,974
4.000%	05/01/44		469	514,933
4.000%	05/01/44		907	993,891
4.000%	08/01/44		486	541,603
4.000%	10/01/45		829	910,169
4.000%	01/01/47		251	277,441
4.000%	05/01/47		528	567,859
4.500%	12/01/45		239	268,302

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/47	262	$288,504
5.000%	08/01/48	1,176	1,299,923
5.000%	10/01/48	171	189,824
5.000%	07/01/49	599	661,753
Federal National Mortgage Assoc.
1.500%	11/01/50	21,844	22,074,355
2.000%	08/01/50	11,635	12,085,321
2.000%	08/01/50	17,645	18,497,247
2.500%	11/01/31	4,653	4,911,214
2.500%	10/01/34	1,765	1,840,088
2.500%	07/01/40	8,029	8,469,936
2.500%	07/01/50	4,877	5,233,451
2.500%	07/01/50	5,785	6,158,681
2.500%	09/01/50	6,919	7,406,887
3.000%	04/01/32	1,023	1,098,211
3.000%	12/01/41	1,835	1,933,385
3.000%	11/01/42	2,620	2,791,992
3.000%	05/01/43	1,078	1,147,250
3.000%	10/01/44	1,504	1,575,328
3.000%	09/01/49	16,164	17,295,973
3.000%	12/01/49	2,480	2,650,652
3.000%	03/01/50	12,814	13,662,526
3.000%	07/01/50	4,631	4,960,138
3.500%	06/01/42	1,990	2,155,688
3.500%	10/01/43	1,174	1,266,847
3.500%	10/01/45	1,030	1,125,445
3.500%	01/01/46	6,849	7,390,345
3.500%	12/01/46	1,240	1,369,119
3.500%	04/01/47	1,383	1,498,116
3.500%	04/01/47	2,061	2,251,555
3.500%	03/01/48	10,701	11,678,108
3.500%	09/01/49	963	1,016,920
4.000%	11/01/44	389	437,199
4.000%	02/01/45	1,623	1,801,918
4.000%	11/01/45	71	77,918
4.000%	07/01/46	382	421,522
4.000%	01/01/47	255	273,606
4.000%	04/01/47	509	557,279
4.000%	04/01/47	565	608,663
4.000%	07/01/47	2,627	2,830,900
4.000%	04/01/48	2,317	2,480,344
4.500%	11/01/40	299	333,769
4.500%	10/01/45	2,571	2,948,207
4.500%	02/01/46	1,105	1,235,153
4.500%	11/01/47	1,151	1,255,697
4.500%	05/01/48	1,974	2,138,340
4.500%	08/01/48	3,626	3,945,593
Government National Mortgage Assoc.
2.000%	12/20/50	7,678	8,051,816
3.000%	05/20/43	1,376	1,469,265
3.000%	04/20/45	1,425	1,520,541
3.000%	02/20/47	1,398	1,487,840
3.000%	01/20/50	2,183	2,289,860
4.000%	03/20/48	2,984	3,254,380
4.000%	09/20/48	1,897	2,041,987
4.500%	07/20/48	1,658	1,790,308

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $233,575,443)			239,803,347

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bonds
1.375%	08/15/50	20,675	$19,337,586
4.500%	05/15/38	10,114	15,250,016
U.S. Treasury Notes
0.125%	11/30/22	36,994	36,996,890
0.250%	11/15/23	24,747	24,812,734
0.375%	11/30/25	47,766	47,829,439
0.625%	11/30/27	4,274	4,271,329
0.875%	11/15/30	37,976	37,827,656
U.S. Treasury Strips Coupon
1.529%(s)	05/15/38	38,620	29,846,019

TOTAL U.S. TREASURY OBLIGATIONS (cost $216,672,329)			216,171,669

TOTAL LONG-TERM INVESTMENTS (cost $3,944,501,361)			4,675,443,986

		Shares

SHORT-TERM INVESTMENTS — 9.6%

AFFILIATED MUTUAL FUNDS — 7.6%
PGIM Core Ultra Short Bond Fund(w)		201,043,509	201,043,509
PGIM Institutional Money Market Fund (cost $189,073,941; includes $189,041,050 of cash collateral for securities on loan)(b)(w)		189,152,389	189,057,813

TOTAL AFFILIATED MUTUAL FUNDS (cost $390,117,450)			390,101,322

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 2.0%
U.S. Treasury Bills
0.152%	01/28/21	100,000	99,996,545

(cost $99,988,600)
TOTAL SHORT-TERM INVESTMENTS (cost $490,106,050)			490,097,867

TOTAL INVESTMENTS — 101.1% (cost $4,434,607,411)			5,165,541,853
Liabilities in excess of other assets(z) — (1.1)%			(58,682,177)

NET ASSETS — 100.0%			$5,106,859,676

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $58,576 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $184,247,080; cash collateral of $189,041,050 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date. (rr) Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
946	2 Year U.S. Treasury Notes	Mar. 2021	$209,043,828	$200,381
1,807	5 Year U.S. Treasury Notes	Mar. 2021	227,978,456	517,465
1,781	10 Year U.S. Treasury Notes	Mar. 2021	245,917,150	276,411
38	20 Year U.S. Treasury Bonds	Mar. 2021	6,581,125	(84,649)
369	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	78,804,563	(1,300,950)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
650	Australian Dollar Currency	Mar. 2021	$50,050,000	$1,017,709
1,025	E-Mini Russell 1000 Index	Mar. 2021	68,915,875	989,362
446	Euro Currency	Mar. 2021	68,271,450	518,007
256	Euro STOXX 50 Index	Mar. 2021	11,102,355	154,495
76	FTSE 100 Index	Mar. 2021	6,672,306	(81,686)
665	Japanese Yen Currency	Mar. 2021	80,539,813	502,208
1,567	Mini MSCI Emerging Markets Index	Mar. 2021	100,930,470	3,054,005
1,081	S&P 500 E-Mini Index	Mar. 2021	202,622,640	5,090,375
217	TOPIX Index	Mar. 2021	37,923,248	608,558

				11,461,691

Short Positions:
550	10 Year U.S. Ultra Treasury Notes	Mar. 2021	85,997,659	491,141
481	Mini MSCI EAFE Index	Mar. 2021	51,245,740	(664,285)
922	Russell 2000 E-Mini Index	Mar. 2021	91,038,280	(2,976,723)

				(3,149,867)

				$8,311,824

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
American Express Co.	12/20/25	1.000%(Q)	13,434	$(416,317)	$(450,831)	$(34,514)
Citigroup, Inc.	12/20/25	1.000%(Q)	14,630	(285,028)	(331,388)	(46,360)
Energy Transfer Operating LP	12/20/25	1.000%(Q)	14,485	312,489	71,400	(241,089)
Hess Corp.	12/20/25	1.000%(Q)	13,715	707,863	282,918	(424,945)
Marathon Petroleum Corp.	12/20/25	5.000%(Q)	8,525	(1,607,600)	(1,693,919)	(86,319)
Marriott International, Inc.	06/20/25	1.000%(Q)	5,177	79,757	(45,764)	(125,521)
McKesson Corp.	12/20/25	1.000%(Q)	10,795	(258,631)	(330,528)	(71,897)
Morgan Stanley	12/20/25	1.000%(Q)	11,635	(261,277)	(283,897)	(22,620)
Simon Property Group LP	12/20/25	1.000%(Q)	17,720	398,904	(43,036)	(441,940)

				$(1,329,840)	$(2,825,045)	$(1,495,205)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index (T)	—	Societe Generale	1/14/21	(25,000)	$(1,957,329)	$—	$(1,957,329)
Bloomberg Commodity Index 6 Month Forward (T)	—	Societe Generale	1/14/21	25,000	1,857,318	—	1,857,318
Custom Commodity Basket Swap(T)	—	UBS AG	1/05/21	314	(41,005)	—	(41,005)

					$(141,016)	$—	$(141,016)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,857,318	$(1,998,334)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$62,888,827

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices generally in active markets for identical securities.
Level 2 —	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3 —	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$25,996,064	$—	$—
Australia	—	48,367,211	—
Austria	—	2,483,638	—
Belgium	—	6,463,639	—
Bermuda	624,954	—	—
Brazil	24,902,673	—	—
Canada	99,183,658	—	58,576
China	47,163,030	33,146,956	—

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Denmark	$—	$102,918,022	$—
Finland	—	5,250,452	—
France	—	57,781,201	—
Germany	—	94,742,669	—
Hong Kong	—	24,526,823	—
India	24,097,554	—	—
Indonesia	—	2,451,691	—
Ireland	1,856,610	5,836,736	—
Israel	31,728,923	1,549,494	—
Italy	—	13,615,750	—
Japan	—	123,265,972	—
Jordan	—	1,195,107	—
Netherlands	—	48,490,799	—
New Zealand	—	10,574,327	—
Norway	5	—	—
Portugal	—	742,199	—
Puerto Rico	3,715,881	—	—
South Africa	—	13,590,296	—
Spain	—	19,065,268	—
Sweden	—	67,338,222	—
Switzerland	—	66,749,958	—
Taiwan	30,235,894	—	—
Turkey	1,121,526	—	—
United Kingdom	—	41,398,828	—
United States	1,958,045,479	—	—
Exchange-Traded Funds
United States	233,529,245	—	—
Preferred Stocks
United States	15,372,360	—	—
Rights
Spain	—	93,624	—
Warrants
United States	—	—	—
Asset-Backed Securities
Cayman Islands	—	38,930,712	—
United States	—	247,367,347	—
Corporate Bonds
Australia	—	14,230,461	—
Belgium	—	4,208,738	—
Canada	—	4,508,667	—
Ireland	—	12,922,828	—
Japan	—	2,714,863	—
United Kingdom	—	28,301,783	—
United States	—	577,012,257	—
U.S. Government Agency Obligations	—	239,803,347	—
U.S. Treasury Obligations	—	316,168,214	—
Affiliated Mutual Funds	390,101,322	—	—

Total	$2,887,675,178	$2,277,808,099	$58,576

Other Financial Instruments*
Assets
Futures Contracts	$13,420,117	$—	$—
OTC Total Return Swap Agreement	—	1,857,318	—

Total	$13,420,117	$1,857,318	$—

Liabilities
Futures Contracts	$(5,108,293)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$(1,495,205)	$—
OTC Total Return Swap Agreements	—	(1,998,334)	—

Total	$(5,108,293)	$(3,493,539)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	7.6%
U.S. Treasury Obligations	6.2
Software	4.8
U.S. Government Agency Obligations	4.7
Exchange-Traded Funds	4.6
IT Services	4.4
Banks	4.3
Pharmaceuticals	3.3
Semiconductors & Semiconductor Equipment	3.2
Internet & Direct Marketing Retail	3.0
Interactive Media & Services	2.8
Health Care Equipment & Supplies	2.7
Automobiles	2.7
Insurance	2.6
Technology Hardware, Storage & Peripherals	2.5
Capital Markets	2.1
Entertainment	1.9
Electric	1.7
Machinery	1.6
Health Care Providers & Services	1.5
Small Business Loan	1.3
Food & Staples Retailing	1.3
Hotels, Restaurants & Leisure	1.2
Aerospace & Defense	1.2
Pipelines	1.2
Credit Cards	1.1
Media	1.0
Diversified Financial Services	1.0
Real Estate Investment Trusts (REITs)	0.9
Diversified Telecommunication Services	0.9
Trading Companies & Distributors	0.9
Biotechnology	0.8
Specialty Retail	0.8
Collateralized Loan Obligations	0.8
Air Freight & Logistics	0.8
Chemicals	0.7
Electric Utilities	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Airlines	0.7
Electronic Equipment, Instruments & Components	0.7
Life Sciences Tools & Services	0.7
Road & Rail	0.7
Oil, Gas & Consumable Fuels	0.6
Building Products	0.6
Metals & Mining	0.6

Food Products	0.6%
Consumer Finance	0.6
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Oil & Gas	0.5
Multiline Retail	0.5
Industrial Conglomerates	0.4
Auto Manufacturers	0.4
Telecommunications	0.4
Commercial Services & Supplies	0.4
Semiconductors	0.4
Professional Services	0.4
Household Durables	0.4
Communications Equipment	0.4
Household Products	0.3
Equipment	0.3
Other	0.3
Beverages	0.3
Lodging	0.3
Containers & Packaging	0.3
Tobacco	0.3
Auto Components	0.2
Gas	0.2
Diversified Consumer Services	0.2
Computers	0.2
Construction & Engineering	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Commercial Services	0.1
Wireless Telecommunication Services	0.1
Personal Products	0.1
Multi-Utilities	0.1
Water Utilities	0.1
Building Materials	0.1
Leisure Products	0.1
Internet	0.1
Health Care Technology	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Transportation	0.1
Retail	0.1
Energy Equipment & Services	0.1
Construction Materials	0.0	*
Marine	0.0	*
Paper & Forest Products	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Gas Utilities	0.0 *%

101.1
Liabilities in excess of other assets	(1.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$1,857,318		Unrealized depreciation on OTC swap agreements	$1,998,334
Credit contracts	—	—		Due from/to broker-variation margin swaps	1,495,205	*
Equity contracts	Due from/to broker-variation margin futures	9,896,795	*	Due from/to broker-variation margin futures	3,722,694	*
Equity contracts	Unaffiliated investments	93,624		—	—
Foreign exchange contracts	Due from/to broker-variation margin futures	2,037,924	*	—	—
Interest rate contracts	Due from/to broker-variation margin futures	1,485,398	*	Due from/to broker-variation margin futures	1,385,599	*

		$15,371,059			$8,601,832

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Swaps
Commodity contracts	$—	$—	$(848,288)
Credit contracts	—	—	(2,696,853)
Equity contracts	12,808	37,983,638	—
Foreign exchange contracts	—	9,909,888	—
Interest rate contracts	—	48,155,658	—

Total	$12,808	$96,049,184	$(3,545,141)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Swaps
Commodity contracts	$—	$—	$—	$43,321

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Swaps
Credit contracts	$—	$—	$—	$(1,073,617)
Equity contracts	(3,120)	(6,030)	6,390,125	—
Foreign exchange contracts	—	—	4,960,630	—
Interest rate contracts	—	—	7,011,142	—

Total	$(3,120)	$(6,030)	$18,361,897	$(1,030,296)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)		Futures Contracts— Short Positions(1)
$1,379,895,384		$228,597,199

	Credit Default Swap Agreements— Buy Protection(1)
	$144,664,600

Credit Default Swap Agreements— Sell Protection(1)		Total Return Swap Agreements(1)
$22,052,000		$60,421,937

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$184,247,080	$(184,247,080)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Societe Generale	$1,857,318	$(1,957,329)	$(100,011)	$—	$(100,011)
UBS AG	—	(41,005)	(41,005)	—	(41,005)

	$1,857,318	$(1,998,334)	$(141,016)	$—	$(141,016)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $184,247,080:
Unaffiliated investments (cost $4,044,489,961)	$4,775,440,531
Affiliated investments (cost $390,117,450)	390,101,322
Foreign currency, at value (cost $262,145)	266,255
Due from broker-variation margin futures	124,361,090
Dividends and interest receivable	9,694,634
Tax reclaim receivable	4,090,865
Unrealized appreciation on OTC swap agreements	1,857,318
Receivable for investments sold	1,715,457
Receivable from affiliate	176,439
Receivable for Portfolio shares sold	60,672
Prepaid expenses and other assets	521,900

Total Assets	5,308,286,483

LIABILITIES
Payable to broker for collateral for securities on loan	189,041,050
Payable for investments purchased	6,565,942
Unrealized depreciation on OTC swap agreements	1,998,334
Payable to affiliate	1,709,312
Management fee payable	1,218,306
Accrued expenses and other liabilities	428,185
Payable for Portfolio shares purchased	314,348
Distribution fee payable	138,857
Trustees’ fees payable	6,440
Due to broker-variation margin swaps	5,632
Affiliated transfer agent fee payable	401

Total Liabilities	201,426,807

NET ASSETS	$5,106,859,676

Net assets were comprised of:
Partners’ Equity	$5,106,859,676

Net asset value and redemption price per share, $5,106,859,676 / 280,391,074 outstanding shares of beneficial interest	$18.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)

INCOME
Unaffiliated dividend income (net of $2,821,611 foreign withholding tax, of which $691,211 is reimbursable by an affiliate)	$46,589,528
Interest income	30,607,242
Affiliated dividend income	1,526,808
Income from securities lending, net (including affiliated income of $522,076)	1,166,852

Total income	79,890,430

EXPENSES
Management fee	34,336,609
Distribution fee	11,399,532
Custodian and accounting fees	599,945
Trustees’ fees	68,970
Legal fees and expenses	42,687
Audit fee	42,163
Shareholders’ reports	10,971
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	150,295

Total expenses	46,658,207
Less: Fee waiver and/or expense reimbursement	(1,758,721)

Net expenses	44,899,486

NET INVESTMENT INCOME (LOSS)	34,990,944

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(219,994))	184,470,500
Net capital gain distributions received	121,794
Futures transactions	96,049,184
Swap agreements transactions	(3,545,141)
Foreign currency transactions	1,181,137

278,277,474

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(25,380))	158,394,144
Futures	18,361,897
Swap agreements	(1,030,296)
Foreign currencies	2,058,240

177,783,985

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	456,061,459

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$491,052,403

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$34,990,944	$78,987,972
Net realized gain (loss) on investment and foreign currency transactions	278,155,680	109,470,382
Net capital gain distributions received	121,794	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	177,783,985	600,009,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	491,052,403	788,468,059

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [139,943,520 and 20,201,786 shares, respectively]	2,016,648,655	285,607,558
Portfolio shares purchased [174,859,472 and 24,556,193 shares, respectively]	(2,430,788,399)	(367,018,434)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(414,139,744)	(81,410,876)

CAPITAL CONTRIBUTIONS	—	12,464

TOTAL INCREASE (DECREASE)	76,912,659	707,069,647
NET ASSETS:
Beginning of year	5,029,947,017	4,322,877,370

End of year	$5,106,859,676	$5,029,947,017

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 86.5%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST BlackRock/Loomis Sayles Bond Portfolio*	19,152,355	$304,330,921
AST ClearBridge Dividend Growth Portfolio*	19,645,437	452,630,862
AST Emerging Markets Equity Portfolio*	6,243,516	63,996,034
AST Global Bond Portfolio*	106,591,298	1,313,204,794
AST Goldman Sachs Small-Cap Value Portfolio*	3,632,850	93,146,276
AST High Yield Portfolio*	7,498,593	87,583,562
AST Hotchkis & Wiley Large-Cap Value Portfolio*	12,571,627	417,000,879
AST International Growth Portfolio*	15,411,343	415,489,812
AST International Value Portfolio*	19,638,501	418,889,218
AST Jennison Large-Cap Growth Portfolio*	5,772,337	360,193,815
AST Large-Cap Core Portfolio*	47,524,648	1,142,017,299
AST Loomis Sayles Large-Cap Growth Portfolio*	4,706,302	395,611,775
AST MFS Growth Portfolio*	7,701,975	335,344,008
AST MFS Large-Cap Value Portfolio*	22,889,524	555,528,749
AST Mid-Cap Growth Portfolio*	2,481,492	39,282,019
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	617,665	21,414,447
AST Prudential Core Bond Portfolio*	75,231,296	1,068,284,410
AST QMA International Core Equity Portfolio*	26,590,710	357,645,051
AST Small-Cap Growth Opportunities Portfolio*	2,410,984	78,646,302
AST Small-Cap Growth Portfolio*	1,059,957	83,439,783
AST Small-Cap Value Portfolio*	2,661,623	77,772,630
AST T. Rowe Price Large-Cap Growth Portfolio*	6,389,464	412,248,237
AST T. Rowe Price Large-Cap Value Portfolio*	23,786,888	418,173,483
AST WEDGE Capital Mid-Cap Value Portfolio*	886,469	21,408,215
AST Western Asset Core Plus Bond Portfolio*	45,804,110	696,222,476
AST Western Asset Emerging Markets Debt Portfolio*	5,184,343	68,070,417

TOTAL LONG-TERM INVESTMENTS (cost $7,817,933,045)(w)		9,697,575,474

SHORT-TERM INVESTMENTS — 13.5%
AFFILIATED MUTUAL FUND — 12.7%	Shares	Value
PGIM Core Ultra Short Bond Fund (cost $1,424,098,606)(w)	1,424,098,606	$1,424,098,606

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.8%
U.S. Treasury Bills
0.059%	02/25/21	93,500	93,491,321

(cost $93,491,605)
TOTAL SHORT-TERM INVESTMENTS (cost $1,517,590,211)			1,517,589,927

TOTAL INVESTMENTS—100.0% (cost $9,335,523,256)			11,215,165,401
Other assets in excess of liabilities(z) — 0.0%			1,812,503

NET ASSETS — 100.0%			$11,216,977,904

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
674	2 Year U.S. Treasury Notes	Mar. 2021	$148,938,203	$137,165
1,642	5 Year U.S. Treasury Notes	Mar. 2021	207,161,387	397,085
487	10 Year U.S. Treasury Notes	Mar. 2021	67,244,049	(15,925)
658	20 Year U.S. Treasury Bonds	Mar. 2021	113,957,375	(1,459,424)
1,788	Mini MSCI EAFE Index	Mar. 2021	190,493,520	2,182,554
519	Russell 2000 E-Mini Index	Mar. 2021	51,246,060	1,672,260

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
3,711	S&P 500 E-Mini Index	Mar. 2021	$695,589,840	$17,558,481

				$20,472,196

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$93,491,321

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$11,121,674,080	$—	$—
U.S. Treasury Obligation	—	93,491,321	—

Total	$11,121,674,080	$93,491,321	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,947,545	$—	$—

Liabilities
Futures Contracts	$(1,475,349)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Core Bond	30.1%
Large/Mid-Cap Growth	24.0
Large/Mid-Cap Value	12.8
Ultra Short Bond	12.7
International Value	6.9
Large/Mid-Cap Blend	4.0
International Growth	3.7
Small-Cap Value	1.5
Small-Cap Growth	1.5

Emerging Markets	1.2%
U.S. Treasury Obligation	0.8
High Yield	0.8

100.0
Other assets in excess of liabilities	0.0 *

100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$21,413,295	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	534,250	*	Due from/to broker-variation margin futures	1,475,349	*

		$21,947,545			$1,475,349

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$228,509,313
Interest rate contracts	19,895,144

Total	$248,404,457

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$14,885,557
Interest rate contracts	1,255,161

Total	$16,140,718

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,409,210,999

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Affiliated investments (cost $9,242,031,651)	$11,121,674,080
Unaffiliated investments (cost $93,491,605)	93,491,321
Due from broker-variation margin futures	3,354,947
Receivable for Portfolio shares sold	77,644
Prepaid expenses	23,599

Total Assets	11,218,621,591

LIABILITIES
Payable for Portfolio shares purchased	769,892
Management fee payable	626,017
Custodian and accounting fees payable	194,066
Accrued expenses and other liabilities	40,027
Trustees’ fees payable	13,284
Affiliated transfer agent fee payable	401

Total Liabilities	1,643,687

NET ASSETS	$11,216,977,904

Net assets were comprised of:
Partners’ Equity	$11,216,977,904

Net asset value and redemption price per share, $11,216,977,904 / 490,084,781 outstanding shares of beneficial interest	$22.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$9,823,593
Interest income	143,510

Total income	9,967,103

EXPENSES
Management fee	15,402,673
Custodian and accounting fees	475,834
Trustees’ fees	142,170
Legal fees and expenses	65,439
Audit fee	24,763
Shareholders’ reports	7,138
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	262,291

Total expenses	16,387,343
Less: Fee waiver and/or expense reimbursement	(160,654)

Net expenses	16,226,689

NET INVESTMENT INCOME (LOSS)	(6,259,586)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $997,203,354)	997,203,354
Futures transactions	248,404,457

1,245,607,811

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(248,717,825))	(248,721,916)
Futures	16,140,718

(232,581,198)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,013,026,613

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,006,767,027

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(6,259,586)	$9,477,236
Net realized gain (loss) on investment and foreign currency transactions	1,245,607,811	809,363,872
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(232,581,198)	1,059,239,303

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,006,767,027	1,878,080,411

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [131,524,692 and 13,253,080 shares, respectively]	2,373,600,400	239,348,639
Portfolio shares purchased [184,373,068 and 39,182,609 shares, respectively]	(3,280,997,245)	(755,132,471)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(907,396,845)	(515,783,832)

CAPITAL CONTRIBUTIONS	—	1,352

TOTAL INCREASE (DECREASE)	99,370,182	1,362,297,931
NET ASSETS:
Beginning of year	11,117,607,722	9,755,309,791

End of year	$11,216,977,904	$11,117,607,722

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 59.1%		Value
COMMON STOCKS — 20.9%	Shares
Argentina — 0.0%
MercadoLibre, Inc.*	236	$395,352

Australia — 0.4%
Alumina Ltd.	23,075	32,779
Ansell Ltd.	490	13,182
Aristocrat Leisure Ltd.	42,493	1,020,266
ASX Ltd.	2,291	127,366
Atlas Arteria Ltd.	17,118	86,138
Australia & New Zealand Banking Group Ltd.	12,355	217,326
Bendigo & Adelaide Bank Ltd.	8,223	59,398
BHP Group Ltd.	37,051	1,210,815
BHP Group PLC	13,250	349,239
Brambles Ltd.	69,010	567,383
Challenger Ltd.	3,968	19,551
CIMIC Group Ltd.*	2,948	55,604
Cochlear Ltd.	1,869	272,931
Corporate Travel Management Ltd.*	726	9,841
CSL Ltd.	4,543	996,770
Deterra Royalties Ltd.*	17,819	66,257
Downer EDI Ltd.	3,511	14,527
Flight Centre Travel Group Ltd.*	4,761	58,679
Glencore PLC*	22,038	70,328
Goodman Group, REIT	47,855	697,477
IDP Education Ltd.	5,933	90,866
IGO Ltd.	5,502	27,125
Iluka Resources Ltd.	72,923	365,601
Insurance Australia Group Ltd.	89,360	322,424
IOOF Holdings Ltd.	27,359	74,341
Lendlease Corp. Ltd.	6,208	62,343
Lynas Rare Earths Ltd.*	9,523	29,305
Macquarie Group Ltd.	4,222	452,605
Mineral Resources Ltd.	4,210	122,140
National Australia Bank Ltd.	1,665	29,240
Northern Star Resources Ltd.	6,728	66,442
Oil Search Ltd.	56,085	161,021
Orica Ltd.	1,827	21,250
Perpetual Ltd.	2,727	73,085
Ramsay Health Care Ltd.	4,511	216,918
Regis Resources Ltd.	14,483	41,600
Rio Tinto PLC	1,084	81,311
Scentre Group, REIT	15,962	34,132
SEEK Ltd.	9,627	212,874
South32 Ltd.	9,673	18,471
St. Barbara Ltd.	27,155	49,194
Sydney Airport*	3,101	15,371
Tabcorp Holdings Ltd.	40,996	123,813
Technology One Ltd.	1,675	10,625
Transurban Group	24,186	255,425
Treasury Wine Estates Ltd.	12,717	92,407
Vicinity Centres, REIT	11,769	14,628
Westpac Banking Corp.	54,733	821,753
WiseTech Global Ltd.	2,155	51,345
Woodside Petroleum Ltd.	8,617	151,510
Worley Ltd.	3,334	29,748

		10,064,770

COMMON STOCKS (continued)	Shares	Value
Austria — 0.0%
Erste Group Bank AG*	14,839	$454,102
Raiffeisen Bank International AG*	11,497	236,297
Vienna Insurance Group AG Wiener Versicherung Gruppe	422	10,618

		701,017

Belgium — 0.0%
Anheuser-Busch InBev SA/NV	326	22,807
Barco NV	469	10,300
Elia Group SA/NV	318	37,930
Euronav NV	1,785	14,477
UCB SA	1,166	120,567
Umicore SA	4,997	240,243
Warehouses De Pauw CVA, REIT	1,073	37,183

		483,507

Brazil — 0.1%
Ambev SA	99,092	299,453
B3 SA - Brasil Bolsa Balcao	26,686	317,081
Banco do Brasil SA	15,372	114,808
Cia de Saneamento de Minas Gerais-COPASA	3,150	9,931
Duratex SA	3,442	12,697
EcoRodovias Infraestrutura e Logistica SA*	4,628	11,865
Localiza Rent a Car SA	4,068	53,937
Locaweb Servicos de Internet SA, 144A	826	12,796
Marfrig Global Foods SA*	4,296	12,009
Petroleo Brasileiro SA	47,743	265,940
Ultrapar Participacoes SA	75,549	342,177
Vale SA	29,660	494,745
WEG SA	20,190	293,948
Wheaton Precious Metals Corp.	10,354	432,413

		2,673,800

Canada — 0.5%
Agnico Eagle Mines Ltd.	1,314	92,483
Allied Properties Real Estate Investment Trust	5,226	155,314
ARC Resources Ltd.	5,718	26,953
Bank of Montreal	2,421	184,071
Bank of Nova Scotia (The)	5,924	320,191
Barrick Gold Corp.	2,530	57,640
Brookfield Asset Management, Inc. (Class A Stock)	24,156	998,577
CAE, Inc.	1,027	28,457
Canadian Apartment Properties REIT	628	24,663
Canadian Imperial Bank of Commerce	3,478	297,060
Canadian National Railway Co.	7,476	821,896
Canadian Natural Resources Ltd.	453	10,886
CCL Industries, Inc. (Class B Stock)	1,199	54,435
Cenovus Energy, Inc.	5,675	34,552
CGI, Inc.*	10,033	796,003
Colliers International Group, Inc.	175	15,574
Constellation Software, Inc.	103	133,750
Descartes Systems Group, Inc. (The)*	1,633	95,512
Emera, Inc.	2,325	98,816

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Canada (cont’d.)
Enbridge, Inc.	757	$24,210
Equinox Gold Corp.*	1,119	11,578
Fairfax Financial Holdings Ltd.	144	49,080
First Capital Real Estate Investment Trust	967	10,294
First Majestic Silver Corp.*	3,360	45,085
FirstService Corp.	697	95,397
Fortis, Inc.	11,747	479,884
Franco-Nevada Corp.	1,911	239,607
GFL Environmental, Inc.	2,285	66,617
Hydro One Ltd., 144A	491	11,051
Imperial Oil Ltd.	1,534	29,116
Inter Pipeline Ltd.	3,635	33,897
Ivanhoe Mines Ltd. (Class A Stock)*	4,259	22,953
Keyera Corp.	1,827	32,467
Kinaxis, Inc.*	121	17,143
Kirkland Lake Gold Ltd.	1,624	67,108
Lightspeed POS, Inc.*	1,548	109,256
Metro, Inc.	1,191	53,145
Onex Corp.	5,138	294,903
Parex Resources, Inc.*	2,175	29,936
Pembina Pipeline Corp.	15,583	368,488
Real Matters, Inc.*	710	10,715
Restaurant Brands International, Inc.	1,737	106,207
Royal Bank of Canada	23,394	1,922,208
Shaw Communications, Inc. (Class B Stock)	2	35
Shopify, Inc. (Class A Stock)*	794	896,561
SSR Mining, Inc.*	596	11,968
Suncor Energy, Inc.	8,961	150,300
TC Energy Corp.	18,980	771,636
Teck Resources Ltd. (Class B Stock)	8,459	153,510
TMX Group Ltd.	4,399	439,382
Topicus.com, Inc.*^	191	722
Toronto-Dominion Bank (The)	21,232	1,199,627
Tourmaline Oil Corp.	9,440	127,261
WSP Global, Inc.	1,614	152,905

		12,281,085

China — 1.2%
3SBio, Inc., 144A*	12,500	11,450
Agricultural Bank of China Ltd. (Class H Stock)	132,000	48,352
Airtac International Group	1,000	32,247
Alibaba Group Holding Ltd., ADR*	16,227	3,776,510
ANTA Sports Products Ltd.	2,000	31,853
BAIC Motor Corp. Ltd. (Class H Stock), 144A	27,500	10,255
Baidu, Inc., ADR*	1,226	265,110
Bank of China Ltd. (Class H Stock)	386,000	132,022
Bank of Communications Co. Ltd. (Class H Stock)	146,000	77,361
BBMG Corp. (Class H Stock)	94,000	18,251
BeiGene Ltd., ADR*	743	191,984
BOC Hong Kong Holdings Ltd.	238,000	722,473
Budweiser Brewing Co. APAC Ltd., 144A	8,400	27,821
BYD Co. Ltd. (Class H Stock)	12,000	316,256

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
CanSino Biologics, Inc. (Class H Stock), 144A*	1,600	$36,660
China Cinda Asset Management Co. Ltd. (Class H Stock)	113,000	21,488
China CITIC Bank Corp. Ltd. (Class H Stock)	107,000	45,460
China Construction Bank Corp. (Class H Stock)	1,019,000	775,073
China Dili Group*	36,200	12,837
China Eastern Airlines Corp. Ltd. (Class H Stock)	24,000	10,410
China Everbright Bank Co. Ltd. (Class H Stock)	43,000	16,414
China Galaxy Securities Co. Ltd.
(Class H Stock)	80,000	50,338
China Jinmao Holdings Group Ltd.	24,000	11,097
China Lesso Group Holdings Ltd.	8,000	12,561
China Life Insurance Co. Ltd. (Class H Stock)	175,000	386,196
China Merchants Bank Co. Ltd. (Class H Stock)	3,000	18,989
China Mobile Ltd.	12,000	68,611
China Overseas Land & Investment Ltd.	32,000	69,703
China Railway Group Ltd. (Class H Stock)	78,000	34,530
China Railway Signal & Communication Corp. Ltd. (Class H Stock), 144A	34,000	11,449
China Resources Power Holdings Co. Ltd.	8,000	8,635
China Unicom Hong Kong Ltd.	14,000	8,046
China Vanke Co. Ltd. (Class H Stock)	69,300	239,499
CITIC Ltd.	36,000	25,532
CITIC Securities Co. Ltd. Class H Stock	12,500	28,268
CNOOC Ltd.	165,000	152,445
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)	34,000	13,433
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*	62,000	74,606
Country Garden Services Holdings Co. Ltd.	8,000	54,330
CSPC Pharmaceutical Group Ltd.	229,120	235,146
Dali Foods Group Co. Ltd., 144A	81,500	46,724
Datang International Power Generation Co. Ltd. (Class H Stock)	22,000	2,847
ENN Energy Holdings Ltd.	5,200	76,255
ESR Cayman Ltd., 144A*	15,600	56,068
Ganfeng Lithium Co. Ltd. (Class H Stock), 144A	4,400	52,977
GDS Holdings Ltd., ADR*	600	56,184
GDS Holdings Ltd. (Class A Stock)*	2,000	23,419
GF Securities Co. Ltd. (Class H Stock)	10,600	15,052
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	16,000	39,375
Guotai Junan Securities Co. Ltd. (Class H Stock), 144A	43,000	62,983

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Haitong Securities Co. Ltd. (Class H Stock)	40,400	$36,295
Hangzhou Tigermed Consulting Co. Ltd.
(Class H Stock), 144A*	700	16,281
Hansoh Pharmaceutical Group Co. Ltd., 144A*	12,000	58,514
Huadian Power International Corp. Ltd. (Class H Stock)	36,000	9,079
Huatai Securities Co. Ltd. (Class H Stock), 144A	25,400	40,128
Huazhu Group Ltd., ADR	2,478	111,584
Industrial & Commercial Bank of China Ltd. (Class H Stock)	916,000	594,879
Innovent Biologics, Inc., 144A*	8,500	90,449
JD.com, Inc., ADR*	19,510	1,714,929
JD.com, Inc. (Class A Stock)*	12,100	536,097
Jiangxi Copper Co. Ltd. (Class H Stock)	23,000	36,256
JOYY, Inc., ADR	1,737	138,925
Kaisa Group Holdings Ltd.*	29,000	14,390
KE Holdings, Inc., ADR*	2,744	168,866
Kingdee International Software Group Co. Ltd.*	84,000	344,140
KWG Group Holdings Ltd.	16,500	22,600
Lenovo Group Ltd.	444,000	419,326
Li Ning Co. Ltd.	12,500	86,477
Logan Group Co. Ltd.	31,000	51,107
Meituan (Class B Stock)*	59,400	2,265,593
Metallurgical Corp. of China Ltd. (Class H Stock)	179,000	31,727
MMG Ltd.*	28,000	12,213
NetEase, Inc.	17,500	334,938
NetEase, Inc., ADR	10,296	986,048
New Oriental Education & Technology Group, Inc., ADR*	1,306	242,668
NIO, Inc., ADR*	14,903	726,372
Nongfu Spring Co. Ltd. (Class H Stock)*	3,000	21,303
PetroChina Co. Ltd. (Class H Stock)	1,304,000	402,861
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	3,600	61,213
Pinduoduo, Inc., ADR*	4,126	733,066
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	131,000	1,609,102
Poly Property Services Co. Ltd.
(Class H Stock)	1,800	14,245
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	125,000	70,746
Prosus NV*	9,055	986,266
Q Technology Group Co. Ltd.	11,000	18,761
Shenzhen Investment Ltd.	50,000	17,214
Shimao Group Holdings Ltd.	27,500	87,723
Shui On Land Ltd.	47,000	6,564
Sinopec Engineering Group Co. Ltd. (Class H Stock)	27,000	11,701
Sinopharm Group Co. Ltd. (Class H Stock)	6,400	15,641
Sinotruk Hong Kong Ltd.	10,500	26,970
Sunac China Holdings Ltd.	11,000	40,765

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
TAL Education Group, ADR*	3,213	$229,762
Tencent Holdings Ltd.	73,100	5,309,956
Tianneng Power International Ltd.	12,000	29,035
Towngas China Co. Ltd.*	18,000	8,122
Uni-President China Holdings Ltd.	38,000	38,770
Weichai Power Co. Ltd. (Class H Stock)	20,000	40,314
WuXi AppTec Co. Ltd. (Class H Stock), 144A	20,200	398,771
Wuxi Biologics Cayman, Inc., 144A*	28,500	384,491
Xiaomi Corp. (Class B Stock), 144A*	133,000	572,907
Xinyi Solar Holdings Ltd.	14,000	37,093
Yadea Group Holdings Ltd., 144A	32,000	66,408
Yangzijiang Shipbuilding Holdings Ltd.	361,800	262,287
Yuexiu Property Co. Ltd.	78,000	15,740
Yuzhou Group Holdings Co. Ltd.	26,000	9,422
Zai Lab Ltd., ADR*	614	83,099
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	54,800	66,165
ZTO Express Cayman, Inc., ADR	3,328	97,044

		29,378,993

Czech Republic — 0.0%
CEZ A/S	5,053	121,418

Denmark — 0.2%
AP Moller - Maersk A/S (Class A Stock)	14	29,095
AP Moller - Maersk A/S (Class B Stock)	9	20,164
Chr Hansen Holding A/S*	10,503	1,079,011
Coloplast A/S (Class B Stock)	1,199	182,283
Genmab A/S*	461	185,694
H. Lundbeck A/S	319	10,955
Jyske Bank A/S*	358	13,761
Novo Nordisk A/S (Class B Stock)	22,973	1,595,060
Novozymes A/S (Class B Stock)	6,167	350,952
Orsted A/S, 144A	3,011	617,585
ROCKWOOL International A/S (Class B Stock)	321	120,582
Vestas Wind Systems A/S	3,253	769,945

		4,975,087

Finland — 0.1%
Kesko OYJ (Class B Stock)	7,121	183,520
Kojamo OYJ	8,998	199,544
Metso Outotec OYJ	4,744	47,608
Neste OYJ	5,052	365,805
Nokia OYJ*	32,466	125,471
Nokian Renkaat OYJ	733	25,884
Nordea Bank Abp*	22,995	188,967
Sampo OYJ (Class A Stock)	7,730	327,155
Wartsila OYJ Abp	5,876	58,779

		1,522,733

France — 0.7%
Adevinta ASA*	3,089	52,108
Air Liquide SA	4,768	785,995
Airbus SE*	179	19,669
Alstom SA*	3,894	222,196

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
France (cont’d.)
Amundi SA, 144A*	3,541	$289,946
AXA SA	18,789	453,098
BNP Paribas SA*	10,122	535,854
Casino Guichard Perrachon SA*(a)	2,487	76,675
Christian Dior SE	1,065	592,353
Cie de Saint-Gobain*	6,539	301,707
CNP Assurances*	16,571	269,598
Danone SA	12,362	813,674
Dassault Systemes SE	6,917	1,409,206
Electricite de France SA*	11,337	179,627
Engie SA*	21,992	337,753
EssilorLuxottica SA	1,098	170,933
Eutelsat Communications SA	10,376	117,908
Faurecia SE*	2,559	131,490
Gaztransport Et Technigaz SA	261	25,320
Hermes International	1,278	1,374,948
Ipsen SA	2,147	178,819
JCDecaux SA*	449	10,220
Kering SA	979	711,352
Klepierre SA, REIT	2,041	46,015
Legrand SA	8,434	755,904
L’Oreal SA	2,138	813,080
LVMH Moet Hennessy Louis Vuitton SE	3,202	1,998,913
Natixis SA*	41,092	141,020
Nexans SA*	1,851	134,709
Peugeot SA*	5,215	143,410
Remy Cointreau SA	115	21,436
Renault SA*	3,742	164,693
Rexel SA*	12,249	193,374
Safran SA*	572	81,396
Sanofi	5,043	487,839
Schneider Electric SE	4,419	641,489
Societe Generale SA*	52,283	1,096,247
Television Francaise 1*	9	73
Ubisoft Entertainment SA*	1,292	125,206
Unibail-Rodamco-Westfield, REIT	4,198	329,854
Valeo SA	4,579	181,782
Vinci SA	5,472	545,150

		16,962,039

Germany — 0.6%
adidas AG*	3,922	1,432,278
Allianz SE	2,076	509,612
alstria office REIT-AG	10,756	194,897
Aurubis AG	246	19,158
BASF SE	9,400	742,432
Bayer AG	1,066	63,005
Bayerische Motoren Werke AG	3,936	352,466
Beiersdorf AG	15,955	1,844,597
Covestro AG, 144A	3,182	197,359
Daimler AG	9,105	645,948
Deutsche Post AG	11,088	558,770
E.ON SE	121,884	1,346,867
Fielmann AG*	670	54,485
Hella GmbH & Co. KGaA*	1,378	89,507
HelloFresh SE*	1,075	83,199
HUGO BOSS AG	19,937	667,261
Infineon Technologies AG	14,162	547,183

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
Jenoptik AG	2	$61
Knorr-Bremse AG	1,335	182,512
Merck KGaA	378	65,830
Puma SE*	5,503	623,047
RWE AG	7,810	331,929
SAP SE	10,948	1,451,854
Siemens AG	7,476	1,092,994
Siemens Healthineers AG, 144A	2,244	116,912
thyssenkrupp AG*	9,087	89,821
TUI AG	170	1,070
Varta AG*(a)	639	92,976
Volkswagen AG	1,235	257,896
Vonovia SE	1,895	138,785
Wacker Chemie AG	622	89,104

		13,883,815

Hong Kong — 0.2%
AIA Group Ltd.	15,600	192,102
Cathay Pacific Airways Ltd.*	27,000	25,049
CK Asset Holdings Ltd.	41,000	210,333
CLP Holdings Ltd.	59,500	550,328
Henderson Land Development Co. Ltd.	19,000	74,222
Hong Kong & China Gas Co. Ltd.	78,550	117,542
Hongkong Land Holdings Ltd.	29,600	122,468
Hysan Development Co. Ltd.	5,000	18,379
Kerry Properties Ltd.	49,000	124,502
Link REIT	37,200	338,620
Man Wah Holdings Ltd.	66,800	145,631
MTR Corp. Ltd.	47,500	266,098
New World Development Co. Ltd.	46,000	214,371
NWS Holdings Ltd.	21,000	19,536
RemainCo LLC^	30,714	235,269
Sun Hung Kai Properties Ltd.	35,000	451,874
Swire Pacific Ltd. (Class A Stock)	59,500	330,160
Swire Properties Ltd.	54,800	159,540
Techtronic Industries Co. Ltd.	39,500	565,623
Wharf Real Estate Investment Co. Ltd.	19,000	99,036

		4,260,683

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC*	16,386	120,989
OTP Bank Nyrt*	6,903	311,177

		432,166

India — 0.4%
Apollo Hospitals Enterprise Ltd.	422	13,978
Asian Paints Ltd.	17,322	656,626
Axis Bank Ltd.*	18,052	153,897
Balrampur Chini Mills Ltd.*	4,414	10,465
Bharti Airtel Ltd.	3,194	22,391
Biocon Ltd.*	2,554	16,344
Dabur India Ltd.	10,505	76,991
Divi’s Laboratories Ltd.	807	42,614
Dr. Reddy’s Laboratories Ltd.	310	22,170
Eicher Motors Ltd.	472	16,407
Federal Bank Ltd.*	21,083	19,330
Havells India Ltd.	882	11,087
HCL Technologies Ltd.	47,749	620,629

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
India (cont’d.)
HDFC Bank Ltd.*	51,355	$1,013,222
HDFC Life Insurance Co. Ltd., 144A*	14,081	130,863
Hindalco Industries Ltd.	70,385	232,340
Hindustan Petroleum Corp. Ltd.	18,954	56,681
Hindustan Unilever Ltd.	603	19,818
Housing Development Finance Corp. Ltd.	37,339	1,311,056
ICICI Bank Ltd.*	44,353	327,044
Indian Oil Corp. Ltd.	33,074	41,245
Infosys Ltd.	41,148	708,195
InterGlobe Aviation Ltd., 144A*	2,610	61,650
ITC Ltd.	52,795	151,412
Jubilant Life Sciences Ltd.	1,317	15,369
KEC International Ltd.	2,182	10,919
Kotak Mahindra Bank Ltd.*	19,214	525,777
KPIT Technologies Ltd.	4,598	9,024
Mahanagar Gas Ltd.	466	6,790
Mindtree Ltd.	1,011	23,071
National Aluminium Co. Ltd.	22,668	13,417
Nestle India Ltd.	489	123,302
Oil & Natural Gas Corp. Ltd.	28,754	36,760
Pidilite Industries Ltd.	669	16,211
Reliance Industries Ltd.	29,311	799,095
SBI Life Insurance Co. Ltd., 144A*	2	25
State Bank of India*	12,787	48,373
Tata Consultancy Services Ltd.	19,224	754,553
Wipro Ltd.	4,877	25,830

		8,144,971

Indonesia — 0.0%
Astra International Tbk PT	184,500	79,296
Bank Central Asia Tbk PT	163,900	395,591
Bank Mandiri Persero Tbk PT	371,500	167,291
Bank Negara Indonesia Persero Tbk PT	73,100	32,099
Merdeka Copper Gold Tbk PT*	103,500	17,996

		692,273

Ireland — 0.0%
Flutter Entertainment PLC*	715	146,355
Kerry Group PLC (Class A Stock)	229	33,189
Kingspan Group PLC*	2,625	184,598

		364,142

Israel — 0.0%
Bank Hapoalim BM*	18,162	124,650
Bank Leumi Le-Israel BM	12,972	76,627
First International Bank of Israel Ltd.	1,127	29,912
Isracard Ltd.	155	526
Israel Discount Bank Ltd. (Class A Stock)	11,655	44,986
Mizrahi Tefahot Bank Ltd.	1,641	38,015
Nice Ltd.*	559	156,608
Plus500 Ltd.	718	14,254
Strauss Group Ltd.	409	12,269
Teva Pharmaceutical Industries Ltd.*	3,160	30,279
Teva Pharmaceutical Industries Ltd., ADR*	16,464	158,878

COMMON STOCKS (continued)	Shares	Value
Israel (cont’d.)
Wix.com Ltd.*	513	$128,230

		815,234

Italy — 0.1%
Assicurazioni Generali SpA	32,307	564,097
Banca Generali SpA*	386	12,880
Banca Mediolanum SpA*	1,801	15,683
BPER Banca*	10,989	20,039
DiaSorin SpA	115	23,935
Enel SpA	81,434	825,716
Ferrari NV	496	115,126
Infrastrutture Wireless Italiane SpA, 144A	3,962	48,191
Interpump Group SpA	2,178	107,549
Intesa Sanpaolo SpA*	31,995	74,984
Italgas SpA	10,447	66,498
Leonardo SpA	719	5,225
Pirelli & C SpA, 144A*	18,363	99,764
Prysmian SpA	4,888	174,143
Telecom Italia SpA, RSP	59,657	30,950
UniCredit SpA*	74,639	699,352
Unipol Gruppo SpA*	30,445	145,878

		3,030,010

Ivory Coast — 0.0%
Endeavour Mining Corp.*	860	20,012

Japan — 1.5%
Advantest Corp.	900	67,873
AEON Financial Service Co. Ltd.	1,000	12,027
Allegro MicroSystems, Inc.*(a)	3,100	82,646
Amada Co. Ltd.	15,000	164,824
ANA Holdings, Inc.*	5,700	125,767
Anritsu Corp.	3,900	87,216
Aozora Bank Ltd.	1,000	18,439
Asahi Group Holdings Ltd.	21,500	886,150
Asahi Intecc Co. Ltd.	1,300	47,436
Asahi Kasei Corp.	8,300	85,299
Astellas Pharma, Inc.	51,900	801,845
BASE, Inc.*	400	37,939
Benesse Holdings, Inc.	3,900	76,072
Bengo4.com, Inc.*	100	9,918
Bridgestone Corp.	13,100	429,745
Canon, Inc.	27,700	532,605
Central Japan Railway Co.	2,700	381,647
Chugai Pharmaceutical Co. Ltd.	6,100	325,954
Citizen Watch Co. Ltd.	46,900	133,456
Credit Saison Co. Ltd.	1,300	14,993
Dai Nippon Printing Co. Ltd.	2,600	46,742
Daicel Corp.	11,000	80,403
Daiichi Sankyo Co. Ltd.	3,500	119,891
Daiichikosho Co. Ltd.	400	13,823
Daikin Industries Ltd.	200	44,502
Daito Trust Construction Co. Ltd.	300	28,043
Daiwa House Industry Co. Ltd.	1,800	53,433
DIC Corp.	10,100	255,537
Dip Corp.	500	13,352
Eisai Co. Ltd.	3,800	271,583
Electric Power Development Co. Ltd.	9,600	132,458

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
FANUC Corp.	4,700	$1,159,762
Fast Retailing Co. Ltd.	1,500	1,346,908
Fuji Media Holdings, Inc.	3,400	36,231
Fuji Seal International, Inc.	400	7,830
FUJIFILM Holdings Corp.	8,700	458,248
GMO internet, Inc.	500	14,340
GS Yuasa Corp.	500	14,400
Hamamatsu Photonics KK	200	11,440
Hitachi Transport System Ltd.	700	20,816
Horiba Ltd.	200	11,733
Hoshizaki Corp.	100	9,185
Hoya Corp.	1,400	193,866
Inpex Corp.	50,000	269,954
Isuzu Motors Ltd.	4,600	43,670
Izumi Co. Ltd.	900	32,567
Japan Airlines Co. Ltd.*	15,300	296,897
Japan Post Bank Co. Ltd.	9,200	75,419
Japan Post Holdings Co. Ltd.	105,200	819,707
Japan Tobacco, Inc.	32,700	666,098
JMDC, Inc.*	200	11,375
Kakaku.com, Inc.	900	24,656
Kaneka Corp.	7,400	260,241
Kansai Paint Co. Ltd.	4,800	147,872
Kao Corp.	19,800	1,528,322
Kawasaki Heavy Industries Ltd.*	300	6,791
KDDI Corp.	21,400	636,154
Kewpie Corp.	600	13,222
Keyence Corp.	4,600	2,589,069
Kobayashi Pharmaceutical Co. Ltd.	200	24,448
Kobe Bussan Co. Ltd.	400	12,344
Konica Minolta, Inc.	64,200	245,387
Kubota Corp.	1,600	34,947
Kyoritsu Maintenance Co. Ltd.	300	11,168
Kyushu Railway Co.	9,800	211,159
Lintec Corp.	500	11,031
M3, Inc.	1,700	160,769
Maruha Nichiro Corp.	400	8,614
Matsui Securities Co. Ltd.	2,500	19,628
Medley, Inc.*	600	26,441
Mitsubishi Materials Corp.	6,100	129,101
Mitsubishi UFJ Financial Group, Inc.	25,600	113,161
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,400	199,119
Mitsui Fudosan Co. Ltd.	900	18,774
Mizuho Financial Group, Inc.	9,600	121,930
MonotaRO Co. Ltd.	600	30,559
MS&AD Insurance Group Holdings, Inc.	3,600	109,681
Murata Manufacturing Co. Ltd.	5,900	533,118
Nexon Co. Ltd.	21,000	646,471
Nidec Corp.	8,900	1,120,554
Nihon Kohden Corp.	400	14,904
Nihon M&A Center, Inc.	900	60,300
Nikon Corp.	7,400	46,773
Nintendo Co. Ltd.	900	574,283
Nippon Paint Holdings Co. Ltd.	2,300	252,483
Nippon Paper Industries Co. Ltd.	800	9,259
Nippon Shinyaku Co. Ltd.	700	46,061
Nippon Shokubai Co. Ltd.	2,700	151,199

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Nippon Telegraph & Telephone Corp.	24,100	$615,804
Nippon Television Holdings, Inc.	2,700	29,386
Nisshin Seifun Group, Inc.	4,800	76,496
NTT Data Corp.	4,800	65,760
Obic Co. Ltd.	300	60,299
Omron Corp.	4,600	410,595
Oracle Corp.	100	13,038
Oriental Land Co. Ltd.	3,700	610,790
PeptiDream, Inc.*	2,500	127,038
Pola Orbis Holdings, Inc.	21,700	439,722
Rakus Co. Ltd.	600	13,942
Recruit Holdings Co. Ltd.	40,200	1,687,803
Resona Holdings, Inc.	27,300	95,339
Resorttrust, Inc.	700	10,016
Ricoh Co. Ltd.	18,800	123,319
Rohm Co. Ltd.	900	87,508
Ryohin Keikaku Co. Ltd.	6,100	124,579
Sankyu, Inc.	300	11,312
SCREEN Holdings Co. Ltd.	300	22,190
SCSK Corp.	400	22,880
Seven & i Holdings Co. Ltd.	15,900	563,849
Shimadzu Corp.	2,800	108,944
Shimano, Inc.	700	163,543
Shinsei Bank Ltd.	5,500	67,851
Shionogi & Co. Ltd.	6,600	360,898
Shiseido Co. Ltd.	1,300	89,879
Shizuoka Bank Ltd. (The)	2,900	21,245
SMC Corp.	1,300	794,133
SoftBank Corp.	25,900	324,330
SoftBank Group Corp.	14,000	1,096,319
Sojitz Corp.	21,500	47,938
Sony Corp.	4,100	412,408
Subaru Corp.	3,300	65,965
Sugi Holdings Co. Ltd.	200	13,377
Sumitomo Chemical Co. Ltd.	71,500	289,235
Sumitomo Corp.	36,400	483,306
Sumitomo Heavy Industries Ltd.	900	22,304
Sumitomo Mitsui Financial Group, Inc.	10,600	327,061
Sumitomo Mitsui Trust Holdings, Inc.	5,400	166,233
Sumitomo Rubber Industries Ltd.	22,900	197,550
Suntory Beverage & Food Ltd.	8,900	314,926
Sysmex Corp.	3,200	385,881
Taisho Pharmaceutical Holdings Co. Ltd.	400	26,996
Takeda Pharmaceutical Co. Ltd.	11,200	408,027
Teijin Ltd.	800	15,092
Terumo Corp.	2,300	96,192
Tokyo Electron Ltd.	300	112,041
Toshiba Corp.	7,300	204,566
Toyo Seikan Group Holdings Ltd.	1,100	12,043
Toyota Boshoku Corp.	1,500	24,354
Toyota Motor Corp.	6,200	478,213
Ube Industries Ltd.	19,700	358,585
Unicharm Corp.	10,800	512,145
Ushio, Inc.	900	11,723
West Japan Railway Co.	1,400	73,164
Yakult Honsha Co. Ltd.	13,800	695,772
Yamada Holdings Co. Ltd.	51,300	272,912
Yamaguchi Financial Group, Inc.	7,600	42,897

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Yamaha Corp.	1,700	$100,133
Yaskawa Electric Corp.	6,500	323,952
Yokogawa Electric Corp.	2,800	55,769
Z Holdings Corp.	18,300	110,646
Zenkoku Hosho Co. Ltd.	1,200	55,007
Zeon Corp.	2,200	31,691

		36,018,968

Kazakhstan — 0.0%
KAZ Minerals PLC	5,743	51,716

Luxembourg — 0.0%
RTL Group SA*	231	11,237
SES SA	1,789	16,895

		28,132

Macau — 0.0%
Sands China Ltd.	86,800	383,478

Malaysia — 0.1%
CIMB Group Holdings Bhd	52,300	56,036
Fraser & Neave Holdings Bhd	2,300	18,358
Hartalega Holdings Bhd	79,700	241,480
Kossan Rubber Industries	46,900	52,698
Malayan Banking Bhd	77,800	163,822
MISC Bhd	5,100	8,710
Petronas Chemicals Group Bhd	7,100	13,149
Petronas Dagangan Bhd	6,100	32,435
Press Metal Aluminium Holdings Bhd	15,900	33,108
Public Bank Bhd	77,200	395,750
QL Resources Bhd	14,850	21,403
Serba Dinamik Holdings Bhd	75,800	33,326
Supermax Corp. Bhd*	59,168	89,139
Tenaga Nasional Bhd	74,400	193,200
Top Glove Corp. Bhd	84,600	129,068

		1,481,682

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	33,354	24,002
America Movil SAB de CV (Class L Stock)	395,953	288,317
Coca-Cola Femsa SAB de CV, UTS	4,600	21,186
Fresnillo PLC	1,570	24,265
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)*	2,673	29,820
Grupo Bimbo SAB de CV (Class A Stock)	20,187	43,773
Grupo Financiero Banorte SAB de CV (Class O Stock)*	23,116	127,373
Grupo Mexico SAB de CV (Class B Stock)	37,892	160,693
Grupo Televisa SAB, UTS*	8,000	13,114
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	53,715	91,696
Megacable Holdings SAB de CV, UTS	4,800	17,406
Orbia Advance Corp. SAB de CV	9,689	22,782

		864,427

Netherlands — 0.3%
ABN AMRO Bank NV, 144A, CVA*	80,062	777,382

COMMON STOCKS (continued)	Shares	Value
Netherlands (cont’d.)
Adyen NV, 144A*	38	$88,664
Aegon NV	231,351	918,101
Argenx SE*	28	8,328
ASML Holding NV	2,004	984,941
ASR Nederland NV	5,911	240,178
Euronext NV, 144A	1,836	203,715
Flow Traders, 144A	438	14,501
ING Groep NV*	110,834	1,050,599
Koninklijke DSM NV	3,854	676,509
Koninklijke Philips NV*	8,830	479,835
Koninklijke Vopak NV	7,523	396,950
NN Group NV	3,870	168,733
Royal Dutch Shell PLC (Class A Stock)	64,361	1,137,361
Royal Dutch Shell PLC (Class B Stock)	34,684	594,049
SBM Offshore NV	3,505	66,333
Shop Apotheke Europe NV, 144A*	153	27,502
Signify NV, 144A*	3,747	161,150

		7,994,831

New Zealand — 0.0%
a2 Milk Co. Ltd. (The)*	25,033	221,745
Fisher & Paykel Healthcare Corp. Ltd.	5,725	135,689

		357,434

Norway — 0.1%
DNB ASA*	13,191	255,880
Equinor ASA	49,943	840,729
Leroy Seafood Group ASA	5	35
NEL ASA*	30,893	105,199
Scatec ASA, 144A	698	27,876
Schibsted ASA (Class B Stock)*	1,083	40,428
Telenor ASA	2,306	39,403

		1,309,550

Philippines — 0.0%
Ayala Corp.	3,010	51,835
Ayala Land, Inc.	111,300	94,663
JG Summit Holdings, Inc.	17,556	26,162
Metropolitan Bank & Trust Co.	13,079	13,385
San Miguel Corp.	3,390	9,075
SM Prime Holdings, Inc.	37,200	29,804
Universal Robina Corp.	6,730	21,391

		246,315

Poland — 0.0%
Bank Polska Kasa Opieki SA*	10,630	174,593
Polskie Gornictwo Naftowe i Gazownictwo SA	64,460	95,839
Santander Bank Polska SA*	673	33,455

		303,887

Portugal — 0.0%
EDP - Energias de Portugal SA	40,760	256,875
Galp Energia SGPS SA	23,292	249,777

		506,652

Russia — 0.1%
Alrosa PJSC	23,002	30,629

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Russia (cont’d.)
Gazprom PJSC	106,152	$305,359
LUKOIL PJSC	3,687	257,281
Magnit PJSC, GDR	1,998	35,219
MMC Norilsk Nickel PJSC	562	180,491
Mobile TeleSystems PJSC, ADR	4,012	35,907
Novolipetskiy Metallurgicheskiy Kombinat PAO	9,578	27,086
PhosAgro PJSC, GDR	1,268	17,321
Severstal PJSC	1,880	33,483
Surgutneftegas PJSC	63,359	30,934
Tatneft PJSC	12,558	87,122

		1,040,832

Saudi Arabia — 0.0%
Riyad Bank	15	81

Singapore — 0.1%
Ascendas Real Estate Investment Trust	95,100	215,156
Ascott Residence Trust, UTS	23,400	19,165
CapitaLand Integrated Commercial Trust, REIT	27,200	44,565
CapitaLand Ltd.	24,100	59,943
City Developments Ltd.	1,700	10,272
DBS Group Holdings Ltd.	6,000	113,911
Frasers Logistics & Commercial Trust, REIT	10,800	11,551
Jardine Cycle & Carriage Ltd.	13,000	192,407
Keppel Corp. Ltd.	3,400	13,848
Mapletree Industrial Trust, REIT	6,800	14,924
NetLink NBN Trust, UTS	13,900	10,166
Oversea-Chinese Banking Corp. Ltd.	22,400	170,541
Singapore Airlines Ltd.*	79,400	258,027
Singapore Press Holdings Ltd.	15,600	13,362
Singapore Technologies Engineering Ltd.	86,100	249,984
Singapore Telecommunications Ltd.	146,300	256,616
United Overseas Bank Ltd.	10,400	177,854

		1,832,292

South Africa — 0.1%
Absa Group Ltd.	15,856	130,029
Anglo American Platinum Ltd.	4,305	423,774
Anglo American PLC	14,733	487,953
Barloworld Ltd.	1,017	6,335
Bidvest Group Ltd. (The)	2,325	24,913
FirstRand Ltd.	65,370	228,186
Gold Fields Ltd.	10,730	99,790
Investec Ltd.	5,508	13,782
Kumba Iron Ore Ltd.	904	38,475
Liberty Holdings Ltd.	3,862	16,400
Naspers Ltd. (Class N Stock)	3,561	735,444
Netcare Ltd.	11,742	10,014
Northam Platinum Ltd.*	8,036	115,396
Standard Bank Group Ltd.	27,568	238,612

		2,569,103

South Korea — 0.4%
Celltrion, Inc.*	520	172,655

COMMON STOCKS (continued)	Shares	Value
South Korea (cont’d.)
Doosan Bobcat, Inc.	866	$23,725
GS Holdings Corp.	552	19,105
Hana Financial Group, Inc.	887	28,372
Hanjin Kal Corp.	173	10,061
Hanwha Aerospace Co. Ltd.*	609	16,036
Hugel, Inc.*	54	9,352
Hyundai Glovis Co. Ltd.	71	12,062
Hyundai Mobis Co. Ltd.	1,628	383,853
Kakao Corp.	925	332,123
KB Financial Group, Inc.	9,026	362,813
Korea Zinc Co. Ltd.	652	241,466
Korean Air Lines Co. Ltd.*	1,802	45,329
KT Corp.*	12,675	280,539
KT&G Corp.	552	42,215
LG Chem Ltd.	402	306,518
LG Corp.	528	42,473
LG Display Co. Ltd.*	1,816	31,183
LG Electronics, Inc.	1,100	137,244
LG Household & Health Care Ltd.	35	52,283
NAVER Corp.	2,604	702,814
NCSoft Corp.	77	66,067
NH Investment & Securities Co. Ltd.	3,340	34,867
POSCO	4,740	1,187,374
Samsung Biologics Co. Ltd., 144A*	172	131,307
Samsung Electronics Co. Ltd.	34,674	2,597,081
Samsung Fire & Marine Insurance Co. Ltd.	63	10,880
Samsung Life Insurance Co. Ltd.	1,022	74,676
Samsung SDI Co. Ltd.	633	367,143
Samsung SDS Co. Ltd.	334	54,986
Shinhan Financial Group Co. Ltd.	31,912	943,173
SK Holdings Co. Ltd.	735	163,392
SK Hynix, Inc.	940	103,111
SK Telecom Co. Ltd.	2,684	589,357

		9,575,635

Spain — 0.1%
Banco Santander SA*	3,204	9,957
Cellnex Telecom SA, 144A	163	9,808
EDP Renovaveis SA	3,609	100,785
Iberdrola SA	60,305	861,765
Industria de Diseno Textil SA	26,873	857,831
Mapfre SA	8,820	17,231
Naturgy Energy Group SA	6,559	152,076
Pharma Mar SA	278	24,309
Repsol SA	22,396	226,959
Siemens Gamesa Renewable Energy SA	6,734	272,954
Telefonica SA*	467	1,857
Zardoya Otis SA	1,579	11,075

		2,546,607

Sweden — 0.2%
Assa Abloy AB (Class B Stock)	10,189	251,513
Atlas Copco AB (Class A Stock)	24,403	1,244,385
Atlas Copco AB (Class B Stock)	21,245	948,907
Boliden AB	7,352	261,517
Epiroc AB (Class A Stock)	6,413	116,022
Epiroc AB (Class B Stock)	2,365	39,792

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Sweden (cont’d.)
EQT AB	1,009	$25,900
Evolution Gaming Group AB, 144A	274	27,943
Hennes & Mauritz AB (Class B Stock)*	10,489	220,157
Kinnevik AB (Class B Stock)*	1,538	78,127
L E Lundbergforetagen AB (Class B Stock)*	3,611	193,822
Loomis AB	642	17,714
Lundin Energy AB	340	9,211
Pandox AB*	4,606	81,603
Samhallsbyggnadsbolaget i Norden AB	35,193	122,278
Sinch AB, 144A*	226	36,990
SSAB AB (Class A Stock)*	26,118	92,980
Stillfront Group AB*	2,260	27,556
Svenska Cellulosa AB SCA (Class B
Stock)*	10,893	189,715
Svenska Handelsbanken AB (Class A Stock)*	13,277	133,638
Swedish Match AB	1,069	83,044
Swedish Orphan Biovitrum AB*	3,530	71,555
Tele2 AB (Class B Stock)	3,815	50,492
Volvo AB (Class A Stock)*	426	10,115
Volvo AB (Class B Stock)*	1,691	39,850

		4,374,826

Switzerland — 0.6%
Banque Cantonale Vaudoise	193	21,145
Barry Callebaut AG	7	16,782
Cembra Money Bank AG	310	37,669
Cie Financiere Richemont SA (Class A Stock)	11,339	1,026,569
Coca-Cola HBC AG*	3	98
Credit Suisse Group AG	66,894	874,650
Givaudan SA	386	1,637,450
Kuehne + Nagel International AG	1,195	274,657
Lonza Group AG	330	212,766
Nestle SA	35,125	4,141,380
Novartis AG	5,141	486,310
Roche Holding AG	6,596	2,308,943
SGS SA	30	90,790
SIG Combibloc Group AG*	1,821	42,348
Sika AG	4,656	1,277,231
STMicroelectronics NV	8,196	303,989
Swiss Re AG	5,468	518,323
UBS Group AG	17,522	251,167

		13,522,267

Taiwan — 0.5%
Acer, Inc.	36,000	30,438
Alchip Technologies Ltd.	3,000	66,639
ASE Technology Holding Co. Ltd.	31,000	89,991
ASPEED Technology, Inc.	1,000	61,290
AU Optronics Corp.*	415,000	207,787
Cathay Financial Holding Co. Ltd.	141,432	212,840
Chailease Holding Co. Ltd.	19,853	118,555
China Steel Corp.	10,000	8,810
Chipbond Technology Corp.	7,000	16,606
CTBC Financial Holding Co. Ltd.	759,680	531,104
Delta Electronics, Inc.	11,000	103,382
E.Sun Financial Holding Co. Ltd.	210,000	190,800

COMMON STOCKS (continued)	Shares	Value
Taiwan (cont’d.)
eMemory Technology, Inc.	1,000	$21,323
Ennoconn Corp.	2,196	19,736
Eva Airways Corp.	61,000	28,591
Evergreen Marine Corp. Taiwan Ltd.*	77,000	112,362
First Financial Holding Co. Ltd.	49,000	37,212
Flexium Interconnect, Inc.	3,000	12,945
Fubon Financial Holding Co. Ltd.	175,000	291,204
GeneReach Biotechnology Corp.*	12,000	55,889
Giant Manufacturing Co. Ltd.	1,000	9,797
Gigabyte Technology Co. Ltd.	7,000	19,486
Global Unichip Corp.	4,000	48,533
Hon Hai Precision Industry Co. Ltd.	89,000	291,993
Largan Precision Co. Ltd.	2,000	227,956
Lotes Co. Ltd.	1,000	16,948
Marketech International Corp.	3,000	12,532
MediaTek, Inc.	65,000	1,736,623
Merida Industry Co. Ltd.	2,000	16,882
Nantex Industry Co. Ltd.	8,000	17,490
Novatek Microelectronics Corp.	8,000	105,465
Parade Technologies Ltd.	2,000	79,643
President Chain Store Corp.	3,000	28,432
Primax Electronics Ltd.	27,000	47,077
Quanta Computer, Inc.	13,000	37,445
Realtek Semiconductor Corp.	45,000	628,352
Sercomm Corp.	6,000	16,690
Shin Foong Specialty & Applied Materials Co. Ltd.	2,000	10,570
Sitronix Technology Corp.	2,000	11,627
Sunonwealth Electric Machine Industry Co. Ltd.	2,000	3,852
Swancor Holding Co. Ltd.	3,000	16,342
TaiDoc Technology Corp.	7,000	45,548
Taita Chemical Co. Ltd.	10,000	13,929
Taiwan Mobile Co. Ltd.	24,000	84,517
Taiwan Semiconductor Manufacturing Co. Ltd.	270,000	5,100,286
Tripod Technology Corp.	2,000	8,471
Uni-President Enterprises Corp.	286,000	686,108
United Microelectronics Corp.	15,000	25,265
Visual Photonics Epitaxy Co. Ltd.	3,000	12,004
Voltronic Power Technology Corp.	1,000	40,000
WPG Holdings Ltd.	8,120	12,414
Yuanta Financial Holding Co. Ltd.	405,320	296,274

		11,926,055

Tanzania — 0.0%
AngloGold Ashanti Ltd.	4,819	112,062

Thailand — 0.1%
Advanced Info Service PCL, NVDR	3,300	19,420
Asset World Corp. PCL, NVDR	112,300	17,139
B Grimm Power PCL	7,200	11,713
Gulf Energy Development PCL	24,500	28,102
Home Product Center PCL, NVDR	19,200	8,828
IRPC PCL, NVDR	145,100	18,103
Kasikornbank PCL, NVDR	67,900	255,719
Land & Houses PCL, NVDR	46,400	12,341
Minor International PCL, NVDR*	27,300	23,551

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Thailand (cont’d.)
PTT Exploration & Production PCL, NVDR	54,100	$177,596
PTT PCL, NVDR	207,400	294,642
Siam Cement PCL (The), NVDR	17,100	215,832
Sri Trang Gloves Thailand PCL, NVDR	6,500	16,527

		1,099,513

Turkey — 0.0%
Arcelik A/S*	3,078	12,641
BIM Birlesik Magazalar A/S	1,054	10,737
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	127,701	99,687
Koza Anadolu Metal Madencilik Isletmeleri A/S*	11,724	24,500
Migros Ticaret A/S*	3,393	19,626
Pegasus Hava Tasimaciligi A/S*	2,363	23,813
Turk Hava Yollari AO*	41,337	72,100
Turk Traktor ve Ziraat Makineleri A/S	361	8,920
Turkcell Iletisim Hizmetleri A/S	34,157	74,207
Turkiye Is Bankasi A/S (Class C Stock)*	22,655	21,392

		367,623

United Arab Emirates — 0.0%
Network International Holdings PLC, 144A*	19,527	87,671
NMC Health PLC*^	411	—

		87,671

United Kingdom — 0.6%
3i Group PLC	3,125	49,702
Abcam PLC	2,569	54,537
Arrow Global Group PLC*	4,306	12,082
Associated British Foods PLC*	2	62
AstraZeneca PLC	14,279	1,445,156
Auto Trader Group PLC, 144A	24,176	197,440
Aviva PLC	21,781	97,257
B&M European Value Retail SA	7,306	51,777
Babcock International Group PLC*	5,585	21,400
Barclays PLC*	7,792	15,678
British American Tobacco PLC	7,342	273,066
Britvic PLC	2,197	24,501
BT Group PLC*	232,871	422,914
Burberry Group PLC*	5,829	143,084
Centrica PLC*	37,346	23,856
ConvaTec Group PLC, 144A	40,120	109,316
Countryside Properties PLC, 144A	2,352	14,998
Dechra Pharmaceuticals PLC	561	26,508
Diageo PLC	16,381	645,321
Dunelm Group PLC*	6,242	103,425
Experian PLC	27,880	1,059,146
Fiat Chrysler Automobiles NV*	9,167	164,800
GlaxoSmithKline PLC	45,437	835,608
HomeServe PLC	22,762	319,512
Howden Joinery Group PLC*	41,309	391,441
HSBC Holdings PLC*	52,803	273,546
IG Group Holdings PLC	9,130	107,658
Imperial Brands PLC	10,508	221,788

COMMON STOCKS (continued)	Shares	Value
United Kingdom (cont’d.)
Informa PLC*	76,531	$576,086
J Sainsbury PLC	113,088	348,484
JD Sports Fashion PLC*	23,315	274,204
John Wood Group PLC*	5,846	24,754
Johnson Matthey PLC	5,807	193,185
Kingfisher PLC*	11,318	41,851
Liberty Global PLC (Class C Stock)*	3,106	73,457
Lloyds Banking Group PLC*	1,624,106	807,836
M&G PLC	11,160	30,200
Marks & Spencer Group PLC*	218,481	407,126
Moneysupermarket.com Group PLC	4,398	15,668
National Grid PLC	3,341	39,635
Ocado Group PLC*	2,569	80,567
Pearson PLC	5	46
Reckitt Benckiser Group PLC	1,362	122,170
RELX PLC	3,892	95,268
Rightmove PLC*	31,252	278,769
Rolls-Royce Holdings PLC*	213,887	324,169
Royal Mail PLC*	8,117	37,493
Smiths Group PLC	15,659	323,289
SSE PLC	13,718	281,243
Standard Chartered PLC*	6,390	40,452
Subsea 7 SA*	1,449	14,919
Taylor Wimpey PLC*	9,880	22,505
TechnipFMC PLC	32,305	303,667
Tesco PLC	372,187	1,179,649
Travis Perkins PLC*	3,860	70,915
Unilever PLC	7,247	436,544
Victrex PLC	408	13,067
Vistry Group PLC*	1,884	24,319
WH Smith PLC	7,162	148,341
Wm Morrison Supermarkets PLC	343,769	835,682

		14,571,139

United States — 11.5%
3M Co.	7,894	1,379,792
AbbVie, Inc.	16,624	1,781,262
Accenture PLC (Class A Stock)	12,146	3,172,657
Activision Blizzard, Inc.	8,271	767,962
Adobe, Inc.*	8,631	4,316,536
ADT, Inc.	6,175	48,473
Advanced Micro Devices, Inc.*	12,766	1,170,770
Aflac, Inc.	17,282	768,531
Agilent Technologies, Inc.	8,913	1,056,101
Air Products & Chemicals, Inc.	233	63,660
Alexandria Real Estate Equities, Inc., REIT	3,306	589,195
Alexion Pharmaceuticals, Inc.*	641	100,150
Align Technology, Inc.*	563	300,856
Allegion PLC	4,132	480,882
Alliant Energy Corp.	10,489	540,498
Allstate Corp. (The)	2,143	235,580
Ally Financial, Inc.	17,852	636,602
Alphabet, Inc. (Class A Stock)*	3,362	5,892,376
Alphabet, Inc. (Class C Stock)*	2,383	4,174,730
Amazon.com, Inc.*	3,555	11,578,386
American Express Co.	12,628	1,526,851
American Tower Corp., REIT	3,581	803,791
Ameriprise Financial, Inc.	465	90,363

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Amgen, Inc.	7,075	$1,626,684
Analog Devices, Inc.	10,585	1,563,722
Anthem, Inc.	2,480	796,303
Apache Corp.	1	14
Apple, Inc.	125,743	16,684,839
Applied Materials, Inc.	21,743	1,876,421
Aptiv PLC	5,233	681,808
AT&T, Inc.	29,919	860,470
Athene Holding Ltd. (Class A Stock)*	9,349	403,316
Automatic Data Processing, Inc.	7,496	1,320,795
AZEK Co., Inc. (The)*	154	5,921
Ball Corp.	3,508	326,875
Bank of America Corp.	62,782	1,902,922
Bank of Hawaii Corp.	2,490	190,784
Bank of New York Mellon Corp. (The)	9,213	391,000
Bausch Health Cos., Inc. (NYSE)*	2,968	61,580
Bausch Health Cos., Inc. (XTSE)*	21,352	444,122
Becton, Dickinson & Co.	1,531	383,087
Berkshire Hathaway, Inc. (Class B Stock)*	562	130,311
Biogen, Inc.*	1,259	308,279
Boeing Co. (The)	2,615	559,767
Booking Holdings, Inc.*	66	147,000
BorgWarner, Inc.	3,902	150,773
Boston Properties, Inc., REIT	6,861	648,570
Boston Scientific Corp.*	8,427	302,951
Bright Horizons Family Solutions, Inc.*	682	117,979
Brighthouse Financial, Inc.*	1,221	44,206
Bristol-Myers Squibb Co.	34,335	2,129,800
Brixmor Property Group, Inc., REIT	39,864	659,749
Brown-Forman Corp. (Class B Stock)	9,148	726,626
C.H. Robinson Worldwide, Inc.	2,376	223,035
Cadence Design Systems, Inc.*	14,403	1,965,001
Cardinal Health, Inc.	11,727	628,098
Cargurus, Inc.*	3	95
Carrier Global Corp.	8,885	335,142
Catalent, Inc.*	1,251	130,192
CenturyLink, Inc.	11,796	115,011
Cerner Corp.	3,787	297,204
Charles Schwab Corp. (The)	13,216	700,977
Cheniere Energy, Inc.*	6,567	394,217
Chevron Corp.	4,850	409,583
Chipotle Mexican Grill, Inc.*	358	496,442
Cigna Corp.	1,895	394,501
Cimarex Energy Co.	850	31,884
Cintas Corp.	1,123	396,936
Cirrus Logic, Inc.*	577	47,429
Cisco Systems, Inc.	59,373	2,656,942
Citigroup, Inc.	13,495	832,102
Clear Channel Outdoor Holdings, Inc.*	103,459	170,707
Clorox Co. (The)(a)	10,302	2,080,180
CME Group, Inc.	3,192	581,104
CMS Energy Corp.	30,610	1,867,516
Coca-Cola Co. (The)	26,139	1,433,463
Colgate-Palmolive Co.	25,754	2,202,225
Comcast Corp. (Class A Stock)	19,960	1,045,904
Comerica, Inc.	4,570	255,280
Commerce Bancshares, Inc.	1,033	67,868
Consolidated Edison, Inc.	21,775	1,573,679

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Constellium SE*	44,267	$619,295
Copart, Inc.*	7,325	932,106
Costco Wholesale Corp.	7,451	2,807,388
Crocs, Inc.*	1,702	106,647
CSX Corp.	3,946	358,100
Cummins, Inc.	2,052	466,009
D.R. Horton, Inc.	1,449	99,865
Danaher Corp.	5,867	1,303,295
Darden Restaurants, Inc.	1,551	184,755
Deere & Co.	6,838	1,839,764
Dell Technologies, Inc. (Class C Stock)*	4,160	304,886
DexCom, Inc.*	1,955	722,803
Discovery, Inc. (Class A Stock)*(a)	27,290	821,156
Discovery, Inc. (Class C Stock)*	2,582	67,623
Domino’s Pizza, Inc.	79	30,293
DraftKings, Inc. (Class A Stock)*(a)	1,622	75,520
Ecolab, Inc.	7,871	1,702,970
Edwards Lifesciences Corp.*	15,931	1,453,385
Element Solutions, Inc.	36,872	653,741
Eli Lilly & Co.	4,406	743,909
EMCOR Group, Inc.	4,758	435,167
EOG Resources, Inc.	6,879	343,056
Equifax, Inc.	177	34,133
Equinix, Inc., REIT	528	377,087
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,304	1,145,682
Etsy, Inc.*	924	164,389
Eversource Energy	7,994	691,561
Expeditors International of Washington, Inc.	12,896	1,226,539
Facebook, Inc. (Class A Stock)*	16,350	4,466,166
FactSet Research Systems, Inc.	1,938	644,385
Fastenal Co.	7,192	351,185
FedEx Corp.	868	225,350
Fidelity National Information Services, Inc.	1,928	272,735
First American Financial Corp.	8,097	418,048
First Horizon Corp.	19,094	243,639
Fiserv, Inc.*	16,349	1,861,497
FMC Corp.	5,557	638,666
Fortive Corp.	5,424	384,128
Gaming & Leisure Properties, Inc., REIT	16,678	707,147
Generac Holdings, Inc.*	361	82,095
General Electric Co.	10,448	112,838
General Mills, Inc.	17,930	1,054,284
Gilead Sciences, Inc.	22,001	1,281,778
Halliburton Co.	2	38
Hanover Insurance Group, Inc. (The)	1,833	214,314
Harley-Davidson, Inc.	3,540	129,918
Helmerich & Payne, Inc.	1	23
Henry Schein, Inc.*	6,331	423,291
Hershey Co. (The)	10,652	1,622,619
Hewlett Packard Enterprise Co.	86,624	1,026,494
Hologic, Inc.*	1,950	142,019
Home Depot, Inc. (The)	13,142	3,490,778
Honeywell International, Inc.	9,812	2,087,012
HP, Inc.	11,398	280,277

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
HubSpot, Inc.*	978	$387,718
Humana, Inc.	101	41,437
IAA, Inc.*	1,261	81,940
IDACORP, Inc.	1,398	134,250
IDEXX Laboratories, Inc.*	2,055	1,027,233
IHS Markit Ltd.	7,177	644,710
Intel Corp.	45,590	2,271,294
Intuit, Inc.	2,008	762,739
Johnson & Johnson	20,927	3,293,491
JPMorgan Chase & Co.	30,164	3,832,939
Kellogg Co.	1,460	90,856
Kilroy Realty Corp., REIT	13,337	765,544
Kimco Realty Corp., REIT	37,754	566,688
Kinder Morgan, Inc.	4,893	66,887
Knight-Swift Transportation Holdings, Inc.	1,610	67,330
L3Harris Technologies, Inc.	2,020	381,820
Lam Research Corp.	242	114,289
Landstar System, Inc.	855	115,134
Lennox International, Inc.(a)	3,063	839,170
Live Nation Entertainment, Inc.*	2,658	195,310
Lockheed Martin Corp.	4,707	1,670,891
Lowe’s Cos., Inc.	6,296	1,010,571
Lululemon Athletica, Inc.*	755	262,763
Lyft, Inc. (Class A Stock)*	3,319	163,062
Macerich Co. (The), REIT(a)	1,636	17,456
Marsh & McLennan Cos., Inc.	9,563	1,118,871
Masco Corp.	5,224	286,954
Mastercard, Inc. (Class A Stock)	7,617	2,718,812
Match Group, Inc.*	2,547	385,081
McCormick & Co., Inc.	12,738	1,217,753
McDonald’s Corp.	5,238	1,123,970
McKesson Corp.	5,800	1,008,736
Medtronic PLC	6,165	722,168
Merck & Co., Inc.	17,675	1,445,815
MetLife, Inc.	6,984	327,899
MGIC Investment Corp.	6,764	84,888
Microsoft Corp.	56,659	12,602,095
Moderna, Inc.*	2,174	227,118
Moody’s Corp.	6,459	1,874,660
Morgan Stanley	28,870	1,978,461
Mosaic Co. (The)	6,623	152,395
NetApp, Inc.	7,597	503,225
Netflix, Inc.*	3,855	2,084,514
New York Community Bancorp, Inc.	66,896	705,753
NextEra Energy, Inc.	45,046	3,475,299
NIKE, Inc. (Class B Stock)	10,226	1,446,672
Nordstrom, Inc.(a)	11,408	356,044
Northrop Grumman Corp.	2,571	783,435
NVIDIA Corp.	9,372	4,894,058
Old Dominion Freight Line, Inc.	2,097	409,292
Omnicom Group, Inc.	2,173	135,530
ONEOK, Inc.	2,340	89,809
Oshkosh Corp.	3,849	331,283
PayPal Holdings, Inc.*	11,611	2,719,296
PepsiCo, Inc.	11,974	1,775,744
Pfizer, Inc.	44,346	1,632,376
Phillips 66	24,746	1,730,735
Pinnacle Financial Partners, Inc.	4,468	287,739

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Pinnacle West Capital Corp.	3,466	$277,107
Pioneer Energy Services Corp.*^	925	35,921
Planet Fitness, Inc. (Class A Stock)*	4,686	363,774
Pool Corp.	927	345,308
PPD, Inc.*	1,439	49,243
PPG Industries, Inc.	11,822	1,704,969
Procter & Gamble Co. (The)	7,885	1,097,119
Progressive Corp. (The)	7,886	779,768
Prologis, Inc., REIT	19,782	1,971,474
QUALCOMM, Inc.	8,641	1,316,370
Quanta Services, Inc.	1,546	111,343
Quest Diagnostics, Inc.	421	50,171
Qurate Retail, Inc. (Class A Stock)	2	22
Radian Group, Inc.	2,375	48,094
Ralph Lauren Corp.	1,099	114,010
Regency Centers Corp., REIT	14,221	648,335
Regeneron Pharmaceuticals, Inc.*	807	389,870
Reliance Steel & Aluminum Co.	1,482	177,470
Robert Half International, Inc.	3,949	246,734
Rocket Cos., Inc. (Class A Stock)*(a)	15,485	313,107
Rockwell Automation, Inc.	1,468	368,189
Roku, Inc.*	560	185,931
Roper Technologies, Inc.	1,494	644,048
S&P Global, Inc.	3,519	1,156,801
salesforce.com, Inc.*	10,213	2,272,699
Schlumberger NV	62,528	1,364,986
ServiceNow, Inc.*	5,225	2,875,997
Sherwin-Williams Co. (The)	857	629,818
Signature Bank	763	103,226
Simon Property Group, Inc., REIT	11,378	970,316
Sims Ltd.	1,170	12,168
Sirius XM Holdings, Inc.(a)	109,787	699,343
Six Flags Entertainment Corp.	5,793	197,541
Snap, Inc. (Class A Stock)*	3,915	196,024
Snap-on, Inc.	2,140	366,240
Starbucks Corp.	9,702	1,037,920
State Street Corp.	1,182	86,026
Stryker Corp.	3,532	865,481
SVB Financial Group*	2,634	1,021,544
T. Rowe Price Group, Inc.	3,140	475,365
Target Corp.	1,086	191,712
Teladoc Health, Inc.*(a)	2,255	450,910
Teledyne Technologies, Inc.*	500	195,990
Teradata Corp.*	622	13,976
Tesla, Inc.*(a)	6,744	4,759,038
Texas Instruments, Inc.	6,362	1,044,195
Texas Roadhouse, Inc.	509	39,783
Thermo Fisher Scientific, Inc.	2,663	1,240,372
TJX Cos., Inc. (The)	10,884	743,268
Trane Technologies PLC	2,175	315,723
Travelers Cos., Inc. (The)	4,530	635,876
Trimble, Inc.*	3,673	245,246
Truist Financial Corp.	6,716	321,898
Twilio, Inc. (Class A Stock)*	101	34,189
Twitter, Inc.*	9,907	536,464
U.S. Bancorp	14,440	672,760
Uber Technologies, Inc.*	3,982	203,082
United Airlines Holdings, Inc.*	1,897	82,045

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
United Parcel Service, Inc. (Class B Stock)	195	$32,838
UnitedHealth Group, Inc.	8,377	2,937,646
Vail Resorts, Inc.	244	68,066
Valero Energy Corp.	6,413	362,783
Verisk Analytics, Inc.	2,166	449,640
Verizon Communications, Inc.	18,508	1,087,345
Vertex Pharmaceuticals, Inc.*	5,588	1,320,668
ViacomCBS, Inc. (Class B Stock)(a)	1,903	70,906
VICI Properties, Inc., REIT(a)	38,983	994,067
Visa, Inc. (Class A Stock)(a)	19,594	4,285,796
VMware, Inc. (Class A Stock)*(a)	5,161	723,882
Vontier Corp.*	2,370	79,158
Vulcan Materials Co.	797	118,203
W.W. Grainger, Inc.	1,979	808,105
Walmart, Inc.	5,443	784,608
Walt Disney Co. (The)*	20,820	3,772,168
Warner Music Group Corp. (Class A Stock)	6,567	249,480
Wayfair, Inc. (Class A Stock)*	628	141,809
Wells Fargo & Co.	38,083	1,149,345
Welltower, Inc., REIT	2,048	132,342
Wendy’s Co. (The)	16,718	366,459
Weyerhaeuser Co., REIT	2,182	73,162
Williams Cos., Inc. (The)	3,196	64,080
Willis Towers Watson PLC	883	186,030
Wintrust Financial Corp.	2,135	130,427
Workday, Inc. (Class A Stock)*	244	58,465
World Wrestling Entertainment, Inc. (Class A Stock)	3,249	156,114
Wyndham Destinations, Inc.	10,951	491,262
Wynn Resorts Ltd.	2,038	229,948
Xcel Energy, Inc.	5,861	390,753
Xilinx, Inc.	514	72,870
Xylem, Inc.	11,568	1,177,507
Zebra Technologies Corp. (Class A Stock)*	754	289,785
Zendesk, Inc.*	4,282	612,840
Zions Bancorp NA	629	27,324
Zoetis, Inc.	9,899	1,638,285
Zoom Video Communications, Inc. (Class A Stock)*	1,512	510,028
Zynga, Inc. (Class A Stock)*(a)	52,238	515,589

		273,425,427

TOTAL COMMON STOCKS (cost $423,176,217)		497,801,312

EXCHANGE-TRADED FUND — 0.3%
United States
SPDR Bloomberg Barclays High Yield Bond ETF(a)	66,136	7,204,856

(cost $6,253,125)

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
Azul SA (PRFC)*	13,936	105,571
Banco Bradesco SA (PRFC)	297,051	1,546,380
Cia Energetica de Minas Gerais (PRFC)	14,286	40,291

PREFERRED STOCKS (continued)	Shares	Value
Brazil (cont’d.)
Itau Unibanco Holding SA (PRFC)	38,232	$231,835
Itausa SA (PRFC)	6	14
Petroleo Brasileiro SA (PRFC)	14,092	77,050

		2,001,141

Colombia — 0.0%
Bancolombia SA (PRFC)	1,129	11,430

Germany — 0.1%
Volkswagen AG (PRFC)	6,378	1,194,655

Russia — 0.0%
Surgutneftegas PJSC (PRFC)	61,937	35,077

South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	1,432	97,440

United States — 0.0%
Ligado Networks LLC (PRFC)^	3,262	369,313

TOTAL PREFERRED STOCKS (cost $3,228,707)		3,709,056

	Units

RIGHTS* — 0.0%
Australia — 0.0%
IGO Ltd., expiring 01/04/21	647	895

Spain — 0.0%
Repsol SA, expiring 01/13/21	29,166	10,002

United States — 0.0%
Bristol-Myers Squibb Co., CVR, expiring 01/04/21	7,493	5,171

TOTAL RIGHTS (cost $27,470)		16,068

WARRANTS* — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, expiring 09/13/23	50,952	13,237

United States — 0.0%
Callon Petroleum Operating Co., expiring 09/30/25	4,432	33,506
SM Energy Co., expiring 06/30/23	8,760	53,524

		87,030

TOTAL WARRANTS (cost $0)		100,267

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.0%
Cayman Islands — 0.0%
CIFC Funding Ltd.,
Series 2014-04RA, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.418%(c)	10/17/30	250	248,505

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States — 3.0%
Avant Loans Funding Trust,
Series 2020-REV01, Class A, 144A
2.170%	05/15/29	2,800	$2,811,242
College Loan Corp. Trust,
Series 2004-01, Class A4, 3 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
0.405%(c)	04/25/24	350	343,507
Conn’s Receivables Funding LLC,
Series 2020-A, Class A, 144A
1.710%	06/16/25	1,418	1,419,324
Consumer Loan Underlying Bond Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	1,523	1,540,508
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	11/25/34	72	68,770
CPS Auto Receivables Trust,
Series 2020-B, Class A, 144A
1.150%	07/17/23	616	617,883
Drive Auto Receivables Trust,
Series 2017-03, Class D, 144A
3.530%	12/15/23	1,473	1,495,086
Series 2017-AA, Class D, 144A
4.160%	05/15/24	818	829,322
Series 2017-BA, Class D, 144A
3.720%	10/17/22	150	150,083
Series 2018-02, Class C
3.630%	08/15/24	86	86,251
Series 2018-03, Class C
3.720%	09/16/24	428	429,831
Series 2018-03, Class D
4.300%	09/16/24	1,070	1,107,563
Series 2018-04, Class D
4.090%	01/15/26	520	539,986
Series 2019-01, Class B
3.410%	06/15/23	292	292,150
Series 2019-01, Class D
4.090%	06/15/26	2,700	2,828,062
Series 2019-04, Class C
2.510%	11/17/25	1,000	1,021,818
Series 2020-01, Class C
2.360%	03/16/26	2,340	2,394,537
Series 2020-02, Class A2A
0.850%	07/17/23	1,171	1,173,201
Series 2020-02, Class A3
0.830%	05/15/24	1,150	1,155,717
Series 2020-02, Class B
1.420%	03/17/25	950	962,551
Series 2020-02, Class C
2.280%	08/17/26	610	629,753
DT Auto Owner Trust,
Series 2019-03A, Class C, 144A
2.740%	04/15/25	1,200	1,223,857
Series 2020-02A, Class A, 144A
1.140%	01/16/24	983	987,854

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Exeter Automobile Receivables Trust,
Series 2019-04A, Class C, 144A
2.440%	09/16/24	2,070	$2,113,430
Series 2020-01A, Class B, 144A
2.260%	04/15/24	2,180	2,210,015
Series 2020-02A, Class A, 144A
1.130%	08/15/23	1,209	1,212,380
Series 2020-03A, Class B
0.790%	09/16/24	1,220	1,222,611
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,060	1,164,799
Marlette Funding Trust,
Series 2018-03A, Class B, 144A
3.860%	09/15/28	961	963,826
Series 2018-04A, Class A, 144A
3.710%	12/15/28	132	132,861
Series 2019-01A, Class A, 144A
3.440%	04/16/29	483	486,617
Series 2019-02A, Class A, 144A
3.130%	07/16/29	684	689,855
Series 2019-04A, Class A, 144A
2.390%	12/17/29	865	871,624
Series 2020-01A, Class A, 144A
2.240%	03/15/30	894	899,602
Series 2020-02A, Class A, 144A
1.020%	09/16/30	1,479	1,481,177
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,380	2,569,798
Prosper Marketplace Issuance Trust,
Series 2019-04A, Class A, 144A
2.480%	02/17/26	310	311,063
Santander Drive Auto Receivables Trust,
Series 2016-03, Class D
2.800%	08/15/22	1,324	1,328,708
Series 2017-02, Class D
3.490%	07/17/23	734	742,941
Series 2019-01, Class C
3.420%	04/15/25	2,500	2,543,832
Series 2019-01, Class D
3.650%	04/15/25	2,500	2,607,484
Series 2020-02, Class B
0.960%	11/15/24	400	402,453
Series 2020-02, Class C
1.460%	09/15/25	1,010	1,023,393
Series 2020-03, Class B
0.690%	03/17/25	2,510	2,516,130
Series 2020-04, Class C
1.010%	01/15/26	1,640	1,647,145
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	1,660	1,764,777
SoFi Consumer Loan Program LLC,
Series 2017-03, Class A, 144A
2.770%	05/25/26	54	54,246
Series 2017-06, Class A2, 144A
2.820%	11/25/26	142	142,318

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
SoFi Consumer Loan Program Trust,
Series 2018-01, Class A2, 144A
3.140%	02/25/27	258	$258,952
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A
1.350%	05/25/33	1,310	1,348,909
Upgrade Receivables Trust,
Series 2019-02A, Class A, 144A
2.770%	10/15/25	256	256,607
Upstart Securitization Trust,
Series 2020-01, Class A, 144A
2.322%	04/22/30	4,086	4,117,637
Westlake Automobile Receivables Trust,
Series 2018-03A, Class C, 144A
3.610%	10/16/23	2,500	2,524,169
Series 2018-03A, Class D, 144A
4.000%	10/16/23	660	679,932
Series 2019-01A, Class B, 144A
3.260%	10/17/22	800	804,734
Series 2020-02A, Class B, 144A
1.320%	07/15/25	1,260	1,275,315
Series 2020-02A, Class C, 144A
2.010%	07/15/25	2,320	2,367,547
Series 2020-03A, Class B, 144A
0.780%	11/17/25	1,960	1,964,134
Series 2020-03A, Class C, 144A
1.240%	11/17/25	1,210	1,216,728

			72,026,605

TOTAL ASSET-BACKED SECURITIES (cost $71,311,934)			72,275,110

BANK LOANS — 1.2%
Canada — 0.0%
GFL Environmental, Inc.,
2020 Term Loan, 3 Month LIBOR + 3.000% (Cap N/A, Floor 0.500%)
3.500%(c)	05/30/25	104	104,044
Titan Acquisition Ltd.,
Initial Term Loan, 6 Month LIBOR + 3.000%
3.267%(c)	03/28/25	741	721,828
Xplornet Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
4.897%(c)	06/10/27	404	403,500

			1,229,372

Luxembourg — 0.2%
Altice Financing SA,
March 2017 Term Loan, 1 Month LIBOR + 2.750%
2.909%(c)	07/15/25	32	31,645
Camelot Co.,
Amendment No 2 Incremental Term Loans, 1 Month LIBOR + 3.000%
4.000%(c)	10/30/26	122	121,695
Intelsat Jackson Holdings SA,
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	07/14/21	556	566,048
Tranche B-3 Term Loan, PRIME + 0.000%
3.250%(c)	11/27/23	97	97,618

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Luxembourg (cont’d.)
Tranche B-4 Term Loan, PRIME + 3.500%
6.750%(c)	01/02/24		282	$285,870
Tranche B-5 Term Loan
8.625%	01/02/24		1,237	1,256,749
Invictus US Newco LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.750%
6.897%(c)	03/30/26		56	53,053
Ortho-Clinical Diagnostics, Inc.,
Euro Term Loan, 1 Month EURIBOR + 3.500% (Cap N/A, Floor 0.000%)
3.500%(c)	06/30/25	EUR	992	1,189,248
Second Amendment New Term Loan, 1 Month LIBOR + 3.250%
3.398%(c)	06/30/25		156	153,489

				3,755,415

Saint Lucia — 0.0%
Digicel International Finance Ltd.,
Initial Term B Loan (First Lien), 1 Month LIBOR + 3.250%
3.510%(c)	05/27/24		211	192,571

United Kingdom — 0.1%
Alpha Bidco, Inc.,
Initial Term B-1 Loan, 1 Month LIBOR + 3.000%
4.000%(c)	01/31/24		1,213	1,207,747
Connect Finco Sarl,
Initial Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	12/12/26		27	26,734

				1,234,481

United States — 0.9%
AHP Health Partners, Inc.,
Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	06/30/25		173	173,447
Airbnb, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 7.500%
8.500%(c)	04/17/25		56	60,201
A-L Parent LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
4.250%(c)	12/01/23		83	75,034
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.000%(c)	07/12/24		43	42,335
Ascend Performance Materials Operations LLC,
Initial Term Loan, 1 Month LIBOR + 5.250%
6.250%(c)	08/27/26		462	462,150
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		1,065	1,155,597
AVSC Holding Corp.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.250%
8.250%(c)	09/01/25		333	206,062
Barracuda Networks, Inc.,
Term Loan (Second Lien), 1 Month LIBOR + 6.750%
7.500%(c)	10/30/28^		132	132,859
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/02/25		235	233,569

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (cont’d.)
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.250%(c)	06/21/24	1,348	$1,312,580
BWay Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
3.480%(c)	04/03/24	131	126,798
BY Crown Parent LLC,
Initial B-1 Term Loan, 1 Month LIBOR + 3.000%
4.000%(c)	02/02/26	7	7,143
Caesars Resort Collection LLC,
Term B-1 Loan, 1 Month LIBOR + 4.500%
4.647%(c)	07/21/25	212	211,999
CCC Information Services, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
4.000%(c)	04/29/24	28	28,111
Clear Channel Outdoor Holdings, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
3.714%(c)	08/21/26	908	872,189
CNT Holdings I Corp.,
First Lien Initial Term Loan, 6 Month LIBOR + 3.750%
4.500%(c)	11/08/27	238	237,787
CP Atlas Buyer, Inc.,
Initial Tranche B-1 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	73	72,773
Initial Tranche B-2 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	24	24,258
CPG International LLC,
New Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	05/05/24	79	78,920
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/20/27	307	317,745
Delta Topco, Inc.,
First Lien Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	10/07/27	424	423,510
Diamond BC BV,
Initial USD Term Loan, 1 Month LIBOR + 3.000%
3.214%(c)	09/06/24	378	371,790
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 3.750%
3.898%(c)	02/06/26	354	353,492
Endo Luxembourg Finance Co.,
Initial Term Loan, 1 Month LIBOR + 4.250%
5.000%(c)	04/29/24	441	433,346
Envision Healthcare Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	10/10/25	539	448,111
Epicor Software Corp.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.750%
8.750%(c)	07/31/28	71	73,751
Term B Loan, 1 Month LIBOR + 4.250%
5.250%(c)	07/30/27	197	198,219
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	10/01/25	219	218,328

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
United States (cont’d.)
Forterra Finance LLC,
Replacement Term Loan, 1 Month LIBOR + 3.000%
4.000%(c)	10/25/23	70		$69,969
Frontier Communications Corp.,
DIP Initial Term Loan, 1 Month LIBOR + 4.750%
5.750%(c)	10/08/21^	303		304,515
Gentiva Health Services, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 3.250%
3.438%(c)	07/02/25	170		169,372
Golden Nugget LLC,
First Initial Term Loan, 2 Month LIBOR + 2.500%
3.250%(c)	10/04/23	297		285,850
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	12/01/27	259		258,992
Illuminate Buyer LLC,
Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	06/30/27	214		214,355
Informatica LLC,
Dollar 2020 Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	02/25/27	231		229,518
Second Lien Initial Loan
7.125%	02/25/25	495		503,044
IRB Holding Corp.,
Term Loan
—%(p)	12/15/27	380		379,430
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
3.500%(c)	08/18/22	81		80,638
Jefferies Finance LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
3.188%(c)	06/03/26	—	(r)	68
JetBlue Airways Corp.,
Term Loan, 1 Month LIBOR + 5.250%
6.250%(c)	06/17/24	43		44,057
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 3 Month LIBOR + 12.000%
13.000%(c)	10/06/23^	43		49,216
LBM Acquisition LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	12/17/27	40		39,970
Term Loan
—%(p)	12/18/27	9		8,882
Lealand Finance Co. BV,
Make-Whole Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	06/28/24	13		8,953
MHI Holdings LLC,
First Lien Term Loan, 1 Month LIBOR + 5.000%
5.147%(c)	09/20/26^	215		214,378
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	430		429,462
Mileage Plus Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%
6.250%(c)	06/21/27	137		142,434

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (cont’d.)
Mitchell International, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
7.397%(c)	12/01/25	114	$110,152
Momentive Performance Materials, Inc.,
Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.400%(c)	05/15/24	90	88,375
MSG National Properties LLC,
Term Loan, 1 Month LIBOR + 6.250%
7.000%(c)	11/12/25^	395	396,975
Northwest Fiber LLC,
First Lien Term B Loan, 1 Month LIBOR + 5.500%
5.653%(c)	04/30/27	166	165,926
Omnitracs LLC,
Term Loan (Second Lien), 1 Month LIBOR + 8.000%
8.148%(c)	09/29/28	53	52,205
Panther BF Aggregator, LP,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	04/30/26^	211	209,602
Parexel International Corp.,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	09/27/24	186	182,579
Peak 10 Holding Corp.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
7.482%(c)	08/01/25	76	47,139
PetSmart, Inc.,
Tranche B-2 Loan, 3 Month LIBOR + 3.500%
4.500%(c)	03/11/22	692	690,864
Planview Parent, Inc.,
Term Loan
—%(p)	12/18/28^	158	156,420
Pug LLC,
USD Term B Loan, 1 Month LIBOR + 3.500%
3.647%(c)	02/12/27	198	188,428
Quorum Health Corp.,
Term Loan (Exit), 1 Month LIBOR + 8.250%
9.250%(c)	04/29/25^	223	219,255
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 3.000%
4.000%(c)	11/03/23	23	23,414
Radiate Holdco LLC,
Term B Loan, 1 Month LIBOR + 3.500%
4.250%(c)	09/25/26	28	28,395
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.397%(c)	05/30/25	7	6,992
Ryan Specialty Group LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	09/01/27	146	145,089
Sabre GLBL, Inc.,
Term Loan
—%(p)	12/17/27	90	90,113
Sedgwick Claims Management Services, Inc.,
2020 Term Loan, 1 Month LIBOR + 4.250%
5.250%(c)	09/03/26	123	124,151
Initial Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	12/31/25	610	599,470

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (cont’d.)
Sequa Mezzanine Holdings LLC,
Extended Term Loan (First Lien), 1 Month LIBOR + 6.750%
7.750%(c)	11/28/23^	198	$198,947
Sophia LP,
Closing Date Loan (Second Lien), 1 Month LIBOR + 8.000%
9.000%(c)	10/09/28^	384	380,640
Sophia, LP,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	10/07/27	632	632,264
Sotera Health Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%
5.500%(c)	12/11/26	422	423,435
Sotheby’s,
Initial Term Loan, 1 Month LIBOR + 5.500%
6.500%(c)	01/15/27	262	263,119
Spirit AeroSystems, Inc.,
Initial Term Loan, 1 Month LIBOR + 5.250%
6.000%(c)	01/15/25	192	193,680
SRS Distribution, Inc.,
First Amendment Incremental Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	05/23/25	146	145,204
Initial Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	05/23/25	456	447,859
Surgery Center Holdings, Inc.,
2020 Incremental Term Loan, 1 Month LIBOR + 8.000%
9.000%(c)	09/03/24	13	13,217
Tempo Acquisition LLC,
Extended Term Loan, 1 Month LIBOR + 3.250%
3.750%(c)	11/02/26	23	22,866
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%
7.400%(c)	03/03/28	266	268,327
TruGreen LP,
Initial Term Loan (Second Lien), 1 Month LIBOR + 8.500%
9.250%(c)	11/02/28^	163	163,000
Ultimate Software Group, Inc.,
2020 Incremental Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	05/04/26	143	143,302
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	05/04/26	95	95,324
Veritas US, Inc.,
Initial Dollar Term B-2020 Loan, 1 Month LIBOR + 5.500%
6.500%(c)	09/01/25	1,055	1,051,158
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
4.647%(c)	08/27/25	1,091	1,089,247
White Cap Buyer LLC,
Initial Closing Date Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	10/19/27	547	546,430
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	03/09/27	989	980,711

			22,369,481

TOTAL BANK LOANS (cost $28,457,280)			28,781,320

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
United States
Banc of America Commercial Mortgage Trust,
Series 2015-UBS07, Class B
4.359%(cc)	09/15/48	240	$245,787
BANK,
Series 2019-BN23, Class A3
2.920%	12/15/52	580	644,966
Series 2020-BN28, Class A4
1.844%	03/15/63	450	460,200
Series 2020-BN29, Class A4
1.997%	11/15/53	500	517,764
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class A5
2.040%	10/15/53	1,030	1,070,165
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A5
2.919%	08/15/52	190	210,645
Benchmark Mortgage Trust,
Series 2019-B15, Class A5
2.928%	12/15/72	540	598,947
Series 2020-B19, Class A5
1.850%	09/15/53	975	1,000,028
Series 2020-B20, Class A5
2.034%	10/15/53	910	946,865
Series 2020-B21, Class A5
1.978%	12/17/53	860	888,436
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class AM
3.691%	05/10/58	840	921,969
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.616%	02/10/49	370	415,829
Series 2017-P08, Class AS
3.789%(cc)	09/15/50	680	772,736
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	185	187,217
Series 2013-LC06, Class AM
3.282%	01/10/46	190	197,637
Series 2014-CR17, Class A5
3.977%	05/10/47	360	396,930
Series 2014-UBS06, Class A5
3.644%	12/10/47	350	385,737
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class B
4.195%(cc)	05/10/49	220	231,487
Fannie Mae-Aces,
Series 2020-M42, Class A2
1.270%	07/25/30	1,940	1,949,621
FHLMC Multifamily Structured Pass-Through Certificates,
Series K064, Class A2
3.224%	03/25/27	600	683,691
Series K090, Class A2
3.422%	02/25/29	1,090	1,280,066
Series K106, Class A2
2.069%	01/25/30	1,170	1,259,592
Series K115, Class A2
1.383%	06/25/30	1,920	1,954,801

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series KSG1, Class A2
1.503%	09/25/30	700	$719,957
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class AS
4.085%	05/10/45	160	165,002
Series 2014-GC20, Class A5
3.998%	04/10/47	490	533,349
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	250	269,471
Series 2013-C17, Class A3
3.928%	01/15/47	482	511,325
Series 2015-C30, Class A5
3.822%	07/15/48	1,415	1,597,760
Series 2015-C33, Class A4
3.770%	12/15/48	870	985,681
Series 2016-C01, Class A5
3.576%	03/15/49	490	551,487
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C05, Class A3
4.171%	08/15/46	29	29,703
Series 2012-CBX, Class AS
4.271%	06/15/45	170	176,941
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A4
3.102%	05/15/46	590	618,854
Series 2013-C13, Class A4
4.039%	11/15/46	310	336,998
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	163,371
Morgan Stanley Capital I Trust,
Series 2012-C04, Class A4
3.244%	03/15/45	330	335,131
Series 2015-MS01, Class A4
3.779%(cc)	05/15/48	360	402,560
Series 2015-UBS08, Class A3
3.540%	12/15/48	1,180	1,276,500
Series 2019-L03, Class AS
3.490%	11/15/52	380	422,868
Series 2020-L04, Class A3
2.698%	02/15/53	800	873,166
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	925	970,377
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	500	539,970
Series 2018-C46, Class AS
4.382%	08/15/51	770	907,600
Series 2020-C56, Class A5
2.448%	06/15/53	870	933,762
Series 2020-C58, Class A4
2.092%	07/15/53	690	718,616
WFRBS Commercial Mortgage Trust,
Series 2012-C08, Class AS
3.660%	08/15/45	340	352,304

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2012-C10, Class AS
3.241%	12/15/45		390	$387,134
Series 2013-C15, Class A4
4.153%(cc)	08/15/46		450	485,822
Series 2014-C23, Class AS
4.210%(cc)	10/15/57		450	496,677
Series 2014-C25, Class B
4.236%(cc)	11/15/47		210	220,802

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $32,700,508)				33,204,304

CONVERTIBLE BONDS — 0.1%
Austria — 0.0%
ams AG,
Sr. Unsec’d. Notes
2.125%	11/03/27	EUR	100	122,317

France — 0.0%
Accor SA,
Sr. Unsec’d. Notes
0.700%	12/07/27	EUR	49	31,020

Spain — 0.0%
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN
0.750%	11/20/31	EUR	100	117,510

United States — 0.1%
DISH Network Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/24		248	232,971
3.375%	08/15/26		372	355,352
Liberty Broadband Corp.,
Sr. Unsec’d. Notes, 144A
1.250%	09/30/50		265	268,203
2.750%	09/30/50		807	852,600
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23		168	218,239
Sr. Unsec’d. Notes, 144A
2.000%	02/15/25		153	162,319
PDC Energy, Inc.,
Gtd. Notes
1.125%	09/15/21		241	235,546
Pioneer Energy Services Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% or PIK N/A
5.000%	11/15/25^		265	143,203

				2,468,433

TOTAL CONVERTIBLE BONDS (cost $2,641,311)				2,739,280

CORPORATE BONDS — 22.4%
Australia — 0.0%
Westpac Banking Corp.,
Sub. Notes
2.963%	11/16/40		40	42,347

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Austria — 0.0%
ams AG,
Sr. Unsec’d. Notes
6.000%	07/31/25		EUR	100	$129,574

Belgium — 0.0%
Telenet Finance Luxembourg Notes Sarl,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28			400	425,603

Bermuda — 0.0%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	10/15/25			200	213,799

Brazil — 0.0%
Oi SA,
Gtd. Notes, Cash coupon 10.000% or PIK 4.000%
10.000%	07/27/25			6	6,401
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26			120	149,108
6.875%	11/21/36			90	131,984
6.875%	11/10/39			18	26,816

					314,309

Canada — 0.7%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
4.000%	10/15/30			27	27,360
4.375%	01/15/28	(a)		508	523,240
Sr. Sec’d. Notes, 144A
3.500%	02/15/29			100	100,233
3.875%	01/15/28			360	366,440
ATS Automation Tooling Systems, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	12/15/28			100	101,585
Baytex Energy Corp.,
Sr. Unsec’d. Notes, 144A
8.750%	04/01/27			77	48,955
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/22			56	57,117
6.000%	10/15/22			34	33,354
6.125%	01/15/23			314	309,802
7.500%	12/01/24			472	452,202
7.500%	03/15/25			178	165,929
8.750%	12/01/21			319	331,729
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A
4.875%	02/15/30			219	226,380
6.250%	09/15/27			162	172,062
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.950%	06/23/23	(a)		490	496,516
2.250%	01/28/25			122	129,431
2.606%(ff)	07/22/23			120	124,042

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22		65	$66,171
3.800%	09/15/23		37	38,541
5.375%	07/15/25	(a)	305	343,815
5.400%	06/15/47		105	123,096
Fairstone Financial, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	07/15/24		187	198,067
Garda World Security Corp.,
Sr. Sec’d. Notes, 144A
4.625%	02/15/27		323	326,481
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27		182	202,049
GFL Environmental, Inc.,
Gtd. Notes, 144A
4.000%	08/01/28	(a)	319	321,600
Sr. Sec’d. Notes, 144A
3.500%	09/01/28		299	304,322
3.750%	08/01/25		223	228,653
4.250%	06/01/25		64	66,535
5.125%	12/15/26	(a)	767	817,134
Sr. Unsec’d. Notes, 144A
8.500%	05/01/27	(a)	316	351,640
Husky III Holding Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 13.000% or PIK 13.75%
13.000%	02/15/25	(a)	344	374,286
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd.
Co-Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	09/15/28		142	145,947
Intertape Polymer Group, Inc.,
Gtd. Notes, 144A
7.000%	10/15/26		142	150,484
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	12/31/26		67	69,882
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		214	228,570
5.250%	12/15/27		166	176,345
MEG Energy Corp.,
Gtd. Notes, 144A
7.000%	03/31/24	(a)	521	526,171
7.125%	02/01/27		178	183,950
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	515	530,441
National Bank of Canada,
Gtd. Notes, MTN
2.100%	02/01/23		370	382,258
New Gold, Inc.,
Gtd. Notes, 144A
6.375%	05/15/25		83	86,321
Sr. Unsec’d. Notes, 144A
7.500%	07/15/27		449	497,195

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
Norbord, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		138	$149,371
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		58	60,555
Open Text Holdings, Inc.,
Gtd. Notes, 144A
4.125%	02/15/30	(a)	293	311,527
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN
1.600%	04/17/23		220	226,251
1.950%	01/17/23		785	810,995
2.250%	11/01/24		57	60,642
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	(a)	2,425	2,476,548
Telesat Canada/Telesat LLC,
Gtd. Notes, 144A
6.500%	10/15/27		22	23,005
Sr. Sec’d. Notes, 144A
4.875%	06/01/27		173	179,019
Tervita Corp.,
Sec’d. Notes, 144A
11.000%	12/01/25		104	111,954
Titan Acquisition Ltd./Titan Co-Borrower LLC,
Sr. Unsec’d. Notes, 144A
7.750%	04/15/26	(a)	427	443,813
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
2.650%	06/12/24		554	593,573

				15,853,584

Chile — 0.0%
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	09/07/27		200	213,215
VTR Comunicaciones SpA,
Sr. Sec’d. Notes, 144A
5.125%	01/15/28		200	213,080

				426,295

China — 0.4%
Alibaba Group Holding Ltd.,
Sr. Unsec’d. Notes
3.400%	12/06/27	(a)	490	548,365
4.000%	12/06/37	(a)	770	908,425
4.200%	12/06/47	(a)	1,800	2,252,185
Baidu, Inc.,
Sr. Unsec’d. Notes
1.720%	04/09/26		600	611,595
3.425%	04/07/30		400	444,179
4.375%	03/29/28		1,130	1,302,080
4.875%	11/14/28	(a)	830	995,698
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23		200	208,022

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
China (cont’d.)
JD.com, Inc.,
Sr. Unsec’d. Notes
3.375%	01/14/30	(a)		1,160	$1,261,895
3.875%	04/29/26			220	244,766
4.125%	01/14/50			970	1,073,295

					9,850,505

Finland — 0.0%
Citycon OYJ,
Sub. Notes
4.496%(ff)	—	(rr)	EUR	100	121,925
Nokia OYJ,
Sr. Unsec’d. Notes
4.375%	06/12/27			19	20,821
6.625%	05/15/39			118	151,227

					293,973

France — 0.2%
Altice France SA,
Sr. Sec’d. Notes
4.125%	01/15/29		EUR	100	124,608
5.875%	02/01/27		EUR	100	129,993
Sr. Sec’d. Notes,144A
5.125%	01/15/29			200	206,532
5.500%	01/15/28			396	413,836
7.375%	05/01/26			995	1,046,541
8.125%	02/01/27			676	744,920
BNP Paribas SA,
Jr. Sub. Notes,144A
4.500%(ff)	—	(rr)		220	220,833
CMA CGM SA,
Sr. Unsec’d. Notes
7.500%	01/15/26		EUR	100	130,755
Electricite de France SA,
Jr. Sub. Notes
3.375%(ff)	—	(rr)	EUR	200	266,320
Picard Groupe SAS,
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.000% (Cap 0.000%, Floor 3.000%)
3.000%(c)	11/30/23		EUR	100	121,935
Renault SA,
Sr. Unsec’d. Notes, EMTN
2.375%	05/25/26		EUR	100	123,608

					3,529,881

Germany — 0.2%
ADLER Group SA,
Sr. Unsec’d. Notes
2.750%	11/13/26		EUR	100	125,256
ADLER Real Estate AG,
Sr. Unsec’d. Notes
3.000%	04/27/26		EUR	100	128,537
Atotech Alpha 2 BV,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23			315	317,613

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
Cheplapharm Arzneimittel GmbH,
Sr. Sec’d. Notes
4.375%	01/15/28		EUR	100	$125,204
Sr. Sec’d. Notes, 144A
5.500%	01/15/28			200	207,743
Commerzbank AG,
Sub. Notes, EMTN
4.000%(ff)	12/05/30		EUR	100	133,416
Consus Real Estate AG,
Sr. Sec’d. Notes
9.625%	05/15/24		EUR	100	131,498
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26			415	424,693
2.222%(ff)	09/18/24			465	478,091
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30			3	4,735
Nidda BondCo GmbH,
Sr. Unsec’d. Notes
7.250%	09/30/25		EUR	100	126,539
Nidda Healthcare Holding GmbH,
Sr. Sec’d. Notes
3.500%	09/30/24		EUR	100	121,860
Schaeffler AG,
Sr. Unsec’d. Notes, EMTN
3.375%	10/12/28		EUR	100	134,381
Tele Columbus AG,
Sr. Sec’d. Notes
3.875%	05/02/25		EUR	100	122,584
thyssenkrupp AG,
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23		EUR	43	52,461
2.875%	02/22/24		EUR	64	78,797
Vertical Holdco GmbH,
Gtd. Notes, 144A
7.625%	07/15/28	(a)		400	436,522
Vertical Midco GmbH,
Sr. Sec’d. Notes
4.375%	07/15/27		EUR	100	128,916
Vertical US Newco, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	07/15/27			983	1,040,548
ZF Finance GmbH,
Gtd. Notes, EMTN
3.000%	09/21/25		EUR	100	126,169
3.750%	09/21/28		EUR	100	131,135

					4,576,698

India — 0.0%
Vedanta Resources Finance II PLC,
Gtd. Notes, 144A
13.875%	01/21/24			200	210,845

Ireland — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
4.500%	09/15/23			290	314,124

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Virgin Media Vendor Financing Notes IV DAC,
Sr. Unsec’d. Notes, 144A
5.000%	07/15/28	(a)		741	$769,554

					1,083,678

Italy — 0.1%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR	100	150,590
Autostrade per l’Italia SpA,
Gtd. Notes, EMTN
5.875%	06/09/24		EUR	100	139,584
Sr. Unsec’d. Notes
2.000%	12/04/28		EUR	100	123,003
Banca Monte dei Paschi di Siena SpA,
Sr. Unsec’d. Notes, EMTN
2.625%	04/28/25		EUR	100	125,755
Centurion Bidco SpA,
Sr. Sec’d. Notes
5.875%	09/30/26		EUR	100	126,364
F-Brasile SpA/F-Brasile US LLC,
Sr. Sec’d. Notes, Series XR, 144A
7.375%	08/15/26			439	424,939
Rossini Sarl,
Sr. Sec’d. Notes
6.750%	10/30/25		EUR	100	130,259
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34			276	335,991
6.375%	11/15/33			241	297,775
7.200%	07/18/36			120	162,164
7.721%	06/04/38			212	295,466
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			275	299,581
Sr. Unsec’d. Notes, EMTN
4.000%	04/11/24		EUR	150	198,052
Unione di Banche Italiane SpA,
Sub. Notes, EMTN
5.875%(ff)	03/04/29		EUR	100	136,794
Unipol Gruppo SpA,
Sr. Unsec’d. Notes, EMTN
3.250%	09/23/30		EUR	100	129,490

					3,075,807

Japan — 0.4%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.048%	07/17/30			630	657,366
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
1.979%(ff)	09/08/31	(a)		330	337,364
2.201%(ff)	07/10/31	(a)		1,075	1,113,909
2.555%(ff)	09/13/25			1,140	1,205,565
Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30			287	323,209

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Japan (cont’d.)
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes
2.648%	01/16/25			700	$746,790
ORIX Corp.,
Sr. Unsec’d. Notes
2.900%	07/18/22			1,280	1,325,234
SoftBank Group Corp.,
Sr. Unsec’d. Notes
4.500%	04/20/25		EUR	100	131,647
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
1.474%	07/08/25	(a)		1,470	1,506,848
2.348%	01/15/25	(a)		435	461,334
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
4.000%	11/26/21			700	719,998

					8,529,264

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)		907	928,357
7.500%	05/15/26			206	216,935
Altice France Holding SA,
Gtd. Notes, 144A
6.000%	02/15/28	(a)		447	454,733
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	(a)		2,241	2,529,247
ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	(a)		794	844,991
INEOS Finance PLC,
Sr. Sec’d. Notes
3.375%	03/31/26		EUR	100	125,830
Intelsat Jackson Holdings SA,
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(d)		49	49,974
Monitchem HoldCo 3 SA,
Sr. Sec’d. Notes
5.250%	03/15/25		EUR	100	126,485
Summer BC Holdco B Sarl,
Sr. Sec’d. Notes
5.750%	10/31/26		EUR	100	128,625

					5,405,177

Netherlands — 0.2%
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			250	285,624
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22	(a)		345	356,809
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25		EUR	100	124,682

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
2.700%	05/01/25			50	$53,749
OCI NV,
Sr. Sec’d. Notes
3.625%	10/15/25		EUR	129	163,503
Sr. Sec’d. Notes, 144A
5.250%	11/01/24			200	207,218
PPF Telecom Group BV,
Sr. Sec’d. Notes, EMTN
3.250%	09/29/27		EUR	100	131,630
Shell International Finance BV,
Gtd. Notes
2.375%	11/07/29			1	1,075
Trivium Packaging Finance BV,
Gtd. Notes, 144A
8.500%	08/15/27	(a)	1,613		1,778,854
Sr. Sec’d. Notes
3.750%	08/15/26		EUR	100	125,546
Sr. Sec’d. Notes, 144A
5.500%	08/15/26			803	848,606
United Group BV,
Sr. Sec’d. Notes
4.000%	11/15/27		EUR	100	122,031
UPCB Finance VII Ltd.,
Sr. Sec’d. Notes
3.625%	06/15/29		EUR	100	126,586
Ziggo Bond Co. BV,
Gtd. Notes, 144A
5.125%	02/28/30	(a)		661	697,172
Ziggo BV,
Sr. Sec’d. Notes, 144A
4.875%	01/15/30			200	210,174
5.500%	01/15/27			249	260,977

					5,494,236

Norway — 0.1%
Equinor ASA,
Gtd. Notes
2.750%	11/10/21			635	647,143
3.700%	04/06/50			150	180,074

					827,217

Peru — 0.0%
Southern Copper Corp.,
Sr. Unsec’d. Notes
3.875%	04/23/25			295	327,698
5.875%	04/23/45			100	144,719

					472,417

Poland — 0.0%
CANPACK SA/Eastern PA Land Investment Holding LLC,
Gtd. Notes, 144A
3.125%	11/01/25			211	213,130

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Portugal — 0.0%
Banco Espirito Santo SA,
Sr. Unsec’d. Notes, EMTN
2.625%	05/08/17	(d)	EUR	300	$47,644
4.750%	01/15/18	(d)	EUR	400	63,526

					111,170

South Korea — 0.0%
Clark Equipment Co.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			190	200,181

Spain — 0.1%
Abertis Infraestructuras Finance BV,
Gtd. Notes
3.248%(ff)	—	(rr)	EUR	100	126,746
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
6.000%(ff)	—	(rr)	EUR	200	262,044
Banco Santander SA,
Sr. Unsec’d. Notes
2.746%	05/28/25			400	427,559
3.500%	04/11/22			200	207,197
Sub. Notes
2.749%	12/03/30			200	206,233
Cirsa Finance International Sarl,
Sr. Sec’d. Notes
4.750%	05/22/25		EUR	100	119,937
Sr. Sec’d. Notes, 144A
7.875%	12/20/23			200	202,351
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes
4.125%	08/01/25		EUR	100	124,997
Telefonica Europe BV,
Gtd. Notes
4.375%(ff)	—	(rr)	EUR	100	132,549
5.875%(ff)	—	(rr)	EUR	100	137,436
Tendam Brands SAU,
Sr. Sec’d. Notes, 3 Month EURIBOR + 5.250% (Cap 0.000%, Floor 5.250%)
5.250%(c)	09/15/24		EUR	100	113,166

					2,060,215

Sweden — 0.1%
Heimstaden Bostad AB,
Jr. Sub. Notes
3.248%(ff)	—	(rr)	EUR	100	125,715
Intrum AB,
Sr. Unsec’d. Notes
3.000%	09/15/27		EUR	100	117,584
Svenska Handelsbanken AB,
Gtd. Notes, MTN
2.450%	03/30/21		1,600		1,608,505
Verisure Midholding AB,
Gtd. Notes
5.750%	12/01/23		EUR	100	123,806

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Sweden (cont’d.)
Volvo Car AB,
Gtd. Notes, EMTN
2.500%	10/07/27		EUR	100	$128,907

					2,104,517

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes
1.000%	05/05/23			535	542,925
2.800%	04/08/22			315	325,046
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
4.500%(ff)	—	(rr)		205	205,836
5.100%(ff)	—	(rr)		200	207,814
5.250%(ff)	—	(rr)		200	211,943
6.375%(ff)	—	(rr)		385	428,700
7.500%(ff)	—	(rr)		200	217,633
Dufry One BV,
Gtd. Notes
2.000%	02/15/27		EUR	100	114,530
Novartis Capital Corp.,
Gtd. Notes
2.750%	08/14/50			314	344,746

					2,599,173

United Kingdom — 0.6%
Ashtead Capital, Inc.,
Gtd. Notes, 144A
4.000%	05/01/28			210	223,031
Atotech Alpha 3 BV/Alpha US Bidco, Inc.,
Gtd. Notes, 144A
6.250%	02/01/25	(a)		1,617	1,642,353
Barclays PLC,
Sub. Notes
5.200%	05/12/26			200	233,224
BAT Capital Corp.,
Gtd. Notes
3.734%	09/25/40			75	78,386
4.758%	09/06/49			10	11,499
Connect Finco Sarl/Connect US Finco LLC,
Sr. Sec’d. Notes, 144A
6.750%	10/01/26			2,298	2,471,929
Diageo Capital PLC,
Gtd. Notes
2.000%	04/29/30			575	599,720
2.125%	04/29/32			200	210,803
eG Global Finance PLC,
Sr. Sec’d. Notes
6.250%	10/30/25		EUR	142	178,303
Sr. Sec’d. Notes, 144A
6.750%	02/07/25			200	206,100
8.500%	10/30/25			274	291,384
FCE Bank PLC,
Sr. Unsec’d. Notes, EMTN
1.615%	05/11/23		EUR	100	122,318

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
4.200%	03/18/43			84	$108,330
Heathrow Finance PLC,
Sr. Sec’d. Notes
4.625%	09/01/29		GBP	100	136,520
HSBC Holdings PLC,
Jr. Sub. Notes
6.000%(ff)	—	(a)(rr)		418	454,441
Sr. Unsec’d. Notes
1.589%(ff)	05/24/27			750	761,991
3.973%(ff)	05/22/30			515	594,655
Sub. Notes
5.250%	03/14/44			200	277,111
6.500%	05/02/36			165	238,711
InterContinental Hotels Group PLC,
Gtd. Notes, EMTN
3.375%	10/08/28		GBP	125	188,066
LHC3 PLC,
Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%
4.125%	08/15/24		EUR	100	124,122
Neptune Energy Bondco PLC,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/25			200	192,721
Reynolds American, Inc.,
Gtd. Notes
5.850%	08/15/45			230	292,073
Rolls-Royce PLC,
Gtd. Notes
4.625%	02/16/26		EUR	100	131,948
Gtd. Notes, 144A
5.750%	10/15/27	(a)		625	693,375
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
3.823%(ff)	11/03/28		1,165		1,311,348
Santander UK PLC,
Sr. Unsec’d. Notes
3.750%	11/15/21			700	720,347
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes
8.250%	07/31/25		GBP	100	137,901
Synlab Bondco PLC,
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap 0.000%, Floor 4.750%)
4.750%(c)	07/01/25			EUR 100	124,664
Unilever Capital Corp.,
Gtd. Notes
2.200%	05/05/22			870	891,114
Unique Pub Finance Co. PLC (The),
Sec’d. Notes, Series N
6.464%	03/30/32		GBP	200	284,783
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
4.500%	08/15/30			248	260,081
5.500%	05/15/29			485	526,174

					14,719,526

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States — 18.9%
3M Co.,
Sr. Unsec’d. Notes
2.650%	04/15/25		300	$325,881
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		490	592,026
4.250%	11/21/49		170	213,553
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.000%	04/15/29		163	173,922
5.500%	07/01/28		147	158,016
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
1.350%	09/15/30		90	88,354
2.500%	09/15/50		205	198,673
AdaptHealth LLC,
Gtd. Notes, 144A
6.125%	08/01/28		103	110,755
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29		68	69,800
Adient US LLC,
Sr. Sec’d. Notes, 144A
9.000%	04/15/25		144	161,058
Adobe, Inc.,
Sr. Unsec’d. Notes
1.900%	02/01/25		245	258,875
2.150%	02/01/27		680	731,208
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32	(a)	417	451,737
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
5.000%	09/30/27		291	306,455
Advantage Sales & Marketing, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/15/28		149	157,465
Affinity Gaming,
Sr. Sec’d. Notes, 144A
6.875%	12/15/27		110	115,292
AHP Health Partners, Inc.,
Gtd. Notes, 144A
9.750%	07/15/26	(a)	349	385,159
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	(a)	215	232,257
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		265	280,314
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.700%	05/15/40		60	64,486
Akumin, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	11/01/25		55	57,796
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26	(a)	318	323,260
4.625%	01/15/27		427	453,503

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.875%	02/15/30	(a)	364	$400,478
5.875%	02/15/28		133	144,741
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/23		70	76,845
Allegion PLC,
Gtd. Notes
3.500%	10/01/29		105	116,644
Allegion US Holding Co., Inc.,
Gtd. Notes
3.200%	10/01/24		300	320,388
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Sec’d. Notes, 144A
4.250%	10/15/27		1,147	1,168,109
Sr. Unsec’d. Notes, 144A
6.750%	10/15/27		1,935	2,066,519
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,842	1,963,207
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		728	790,859
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31		287	293,599
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29	(a)	418	463,143
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		728	1,068,756
Sr. Unsec’d. Notes
1.450%	10/02/23		155	158,200
3.050%	06/05/23		70	73,822
Alphabet, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/60		115	110,437
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22		200	206,814
4.000%	01/31/24		1,000	1,099,482
4.450%	05/06/50		95	112,216
4.800%	02/14/29		815	976,504
5.800%	02/14/39		220	289,372
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24		22	22,434
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24		380	404,939
3.500%	01/15/31		150	172,751
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49		100	136,099
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25		266	306,862

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		168	$174,839
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		48	49,880
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	05/05/21		1,100	1,105,353
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	07/08/25		240	245,496
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25		175	178,922
3.375%	10/15/26		601	675,159
4.400%	02/15/26		130	150,614
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		65	71,675
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25		440	479,696
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
2.800%	05/15/30	(a)	440	478,594
3.450%	12/15/27		355	403,735
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22		705	725,953
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		93	95,312
Amphenol Corp.,
Sr. Unsec’d. Notes
2.050%	03/01/25		70	73,890
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		174	184,799
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		70	75,135
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.950%	04/01/25		55	60,019
ANGI Group LLC,
Gtd. Notes, 144A
3.875%	08/15/28		219	220,633
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	(a)	330	342,943
Antero Resources Corp.,
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		50	50,879
Anthem, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25		30	32,058

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Aon Corp.,
Gtd. Notes
2.800%	05/15/30		190	$207,826
Aon PLC,
Gtd. Notes
2.800%	03/15/21		860	862,307
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		39	38,464
4.750%	04/15/43		294	304,961
4.875%	11/15/27		148	156,888
5.100%	09/01/40		126	136,091
5.250%	02/01/42		25	26,945
5.350%	07/01/49		56	57,768
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49		100	131,641
Sr. Unsec’d. Notes, Series Z
3.700%	05/01/50		210	252,143
Apple, Inc.,
Sr. Unsec’d. Notes
1.800%	09/11/24		310	325,500
3.000%	02/09/24		235	252,878
Aptiv Corp.,
Gtd. Notes
4.150%	03/15/24		465	511,703
APX Group, Inc.,
Sr. Sec’d. Notes
7.875%	12/01/22		39	39,078
8.500%	11/01/24		106	111,804
Aramark Services, Inc.,
Gtd. Notes
4.750%	06/01/26		133	136,924
Gtd. Notes, 144A
5.000%	04/01/25		283	290,929
6.375%	05/01/25	(a)	400	427,507
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28		101	102,308
Sr. Unsec’d. Notes, 144A
6.125%	12/01/28		44	45,425
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.250%	04/01/28		595	619,370
6.875%	04/01/27		360	387,381
Arconic Corp.,
Sr. Sec’d. Notes, 144A
6.000%	05/15/25	(a)	223	238,327
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		586	611,708
5.250%	04/30/25		244	257,700
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27		678	711,272
Ares Capital Corp.,
Sr. Unsec’d. Notes
3.250%	07/15/25	(a)	1,195	1,264,862

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.200%	06/10/24		830	$903,744
Arizona Public Service Co.,
Sr. Unsec’d. Notes
3.350%	05/15/50		30	34,832
3.500%	12/01/49		40	47,334
Asbury Automotive Group, Inc.,
Gtd. Notes
4.500%	03/01/28		105	109,686
4.750%	03/01/30		128	136,890
Ascend Learning LLC,
Sr. Unsec’d. Notes,144A
6.875%	08/01/25		289	297,516
6.875%	08/01/25	(a)	569	586,969
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes,144A
9.000%	11/01/27		362	402,725
ASGN, Inc.,
Gtd. Notes,144A
4.625%	05/15/28		8	8,328
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes,144A
6.625%	01/15/28		76	80,371
AssuredPartners, Inc.,
Sr. Unsec’d. Notes,144A
5.625%	01/15/29		246	256,511
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43		370	375,351
3.300%	02/01/52		200	198,170
3.400%	05/15/25	(a)	500	555,500
3.500%	02/01/61		170	167,766
4.450%	04/01/24		700	781,315
4.800%	06/15/44		120	148,904
4.850%	03/01/39		396	490,387
Sr. Unsec’d.Notes, 144A
3.800%	12/01/57		206	214,837
Athene Holding Ltd.,
Sr. Unsec’d. Notes
3.500%	01/15/31		523	555,667
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31		270	269,956
Austin BidCo, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	12/15/28		67	70,017
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29		100	115,014
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28		903	960,621
Avaya, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	09/15/28	(a)	693	739,209
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		274	275,152

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
4.750%	06/15/27		150	$159,375
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47		200	227,715
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		1,541	1,664,056
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)	239	270,569
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	215	249,801
Jr. Sub. Notes, Series X
6.250%(ff)	—	(rr)	171	189,754
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)	163	186,508
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		331	348,467
Sr. Unsec’d. Notes, MTN
0.810%(ff)	10/24/24		1,840	1,857,929
0.981%(ff)	09/25/25		270	273,059
1.319%(ff)	06/19/26	(a)	970	991,711
2.676%(ff)	06/19/41		470	489,519
2.881%(ff)	04/24/23		650	670,963
3.864%(ff)	07/23/24		326	353,697
4.083%(ff)	03/20/51		478	604,450
4.244%(ff)	04/24/38		500	617,210
Sub. Notes
6.110%	01/29/37		150	218,348
Sub. Notes, MTN
4.200%	08/26/24		500	559,759
Banner Health,
Unsec’d. Notes, Series 2020
3.181%	01/01/50		26	27,832
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		353	392,766
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	(a)	182	187,432
5.000%	02/15/29		487	500,699
5.250%	01/30/30	(a)	421	441,242
5.250%	02/15/31		269	280,982
6.250%	02/15/29		1,335	1,449,028
7.000%	01/15/28		357	391,723
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26		216	235,839
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22	(a)	364	375,698
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.150%	11/15/43		200	273,747
6.125%	04/01/36		195	288,017

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Berkshire Hathaway Finance Corp.,
Gtd. Notes
1.450%	10/15/30	(a)		625	$633,240
4.200%	08/15/48			430	566,867
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29			965	1,042,838
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28			324	331,511
Block Communications, Inc.,
Gtd. Notes, 144A
4.875%	03/01/28			148	152,440
Block Financial LLC,
Gtd. Notes
3.875%	08/15/30			30	32,341
Blue Cube Spinco LLC,
Gtd. Notes
10.000%	10/15/25			42	44,545
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25			156	166,047
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	05/01/25			255	290,436
5.150%	05/01/30			1,810	2,191,002
5.805%	05/01/50			865	1,189,735
5.930%	05/01/60			865	1,222,634
Boise Cascade Co.,
Gtd. Notes, 144A
4.875%	07/01/30			100	108,206
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.625%	04/13/30			100	123,989
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28			277	285,728
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26			642	690,657
Sr. Sec’d. Notes
6.500%	10/02/25		EUR	100	129,613
Sr. Sec’d. Notes, 144A
7.125%	10/02/25	(a)		557	604,375
Boyd Gaming Corp.,
Gtd. Notes
4.750%	12/01/27			129	133,901
6.375%	04/01/26			79	81,968
Gtd. Notes, 144A
8.625%	06/01/25			305	338,903
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25			203	213,075
BP Capital Markets America, Inc.,
Gtd. Notes
2.112%	09/16/21	(a)		720	728,281

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Brand Industrial Services, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	07/15/25	(a)	324	$330,198
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25		90	96,166
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25		34	36,287
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.250%	08/15/21		1,150	1,163,874
2.350%	11/13/40		170	174,232
2.550%	11/13/50		300	306,178
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30		35	40,238
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.125%	01/15/25	(a)	460	497,190
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25		200	218,372
4.150%	11/15/30		805	931,329
4.300%	11/15/32		1,065	1,261,463
Buckeye Partners LP,
Sr. Unsec’d. Notes
3.950%	12/01/26		58	58,784
5.600%	10/15/44		211	202,926
5.850%	11/15/43		161	158,304
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25		32	32,482
4.500%	03/01/28		173	178,501
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	06/01/27		91	98,731
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51		130	147,561
4.375%	09/01/42		150	197,479
5.400%	06/01/41		30	43,598
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	06/30/28		184	191,592
5.375%	07/15/26		51	52,964
BY Crown Parent LLC,
Gtd. Notes, 144A
7.375%	10/15/24		541	550,729
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	01/31/26		558	572,801
Cable One, Inc.,
Gtd. Notes, 144A
4.000%	11/15/30		253	263,019
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27		200	201,222

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d.Notes, 144A
5.625%	09/15/28			400	$418,024
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25			1,549	1,649,314
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	(a)		1,001	1,107,931
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25			372	394,044
Callon Petroleum Co.,
Sec’d. Notes, 144A
9.000%	04/01/25			520	468,761
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31			222	219,756
4.500%	02/15/28			468	488,798
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	(a)		581	596,319
5.000%	02/01/31			600	626,063
5.125%	03/15/28			355	373,833
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30			70	77,702
Camelot Finance SA,
Sr. Sec’d. Notes, 144A
4.500%	11/01/26			242	252,687
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.450%	04/30/21	(a)		634	651,292
Carnival Corp.,
Sec’d. Notes, 144A
9.875%	08/01/27			180	208,261
10.500%	02/01/26			88	102,748
Sr. Sec’d. Notes
10.125%	02/01/26		EUR	100	141,386
Sr. Sec’d. Notes, 144A
11.500%	04/01/23			523	604,604
Sr. Unsec’d. Notes, 144A
7.625%	03/01/26			219	238,516
Carrier Global Corp.,
Sr. Unsec’d. Notes
1.923%	02/15/23			75	77,271
2.242%	02/15/25			300	317,368
2.700%	02/15/31			205	220,109
3.377%	04/05/40			520	569,589
Castle US Holding Corp.,
Sr. Unsec’d. Notes, 144A
9.500%	02/15/28	(a)		357	347,622
Catalent Pharma Solutions, Inc.,
Gtd. Notes
2.375%	03/01/28		EUR	124	152,126
Gtd. Notes, 144A
5.000%	07/15/27			20	21,112
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	11/18/22			225	232,010

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		750	$805,236
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		173	182,661
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		1,340	1,412,150
4.500%	08/15/30		645	687,202
4.500%	05/01/32		809	863,654
4.750%	03/01/30		324	349,631
5.000%	02/01/28		164	173,172
5.375%	06/01/29		263	288,512
CD&R Smokey Buyer, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	07/15/25		168	179,844
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		60	66,295
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29		276	280,988
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes, 144A
6.500%	10/01/28		52	56,339
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	(a)	835	872,287
Cengage Learning Acquistions, Inc., Escrow Shares,
Sr. Sec’d. Notes
0.000%	04/15/99^		356	—
0.000%	12/31/99^		69	—
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	(a)	334	352,974
4.625%	12/15/29		1,155	1,281,457
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26		227	240,027
Centennial Resource Production LLC,
Gtd. Notes, 144A
6.875%	04/01/27		244	174,844
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30		200	218,355
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30		194	202,885
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	(a)	434	443,200
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		582	592,128
5.125%	12/15/26	(a)	1,277	1,347,841
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	419	512,228

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42		432	$521,682
Sr. Unsec’d. Notes, Series W
6.750%	12/01/23		127	141,271
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	(a)	90	101,538
ChampionX Corp.,
Gtd. Notes
6.375%	05/01/26		266	267,424
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A
5.750%	03/01/25	(a)	1,405	1,430,181
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.250%	05/01/28		4	4,198
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—	(rr)	860	902,798
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51		210	216,664
3.850%	04/01/61	(a)	745	751,895
4.464%	07/23/22		1,500	1,580,586
4.908%	07/23/25		300	348,785
5.375%	04/01/38		400	500,209
5.375%	05/01/47		1,470	1,835,367
Chemours Co. (The),
Gtd. Notes, 144A
5.750%	11/15/28		109	111,275
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29		200	222,329
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29		317	335,023
5.625%	10/01/26	(a)	320	333,745
Sr. Sec’d. Notes
5.250%	10/01/25		33	33,917
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28		1,198	1,261,905
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25		130	135,288
2.236%	05/11/30		40	42,847
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	(a)	679	711,425
Sr. Sec’d. Notes, 144A
4.625%	11/15/28		278	282,092
Choice Hotels International, Inc.,
Sr. Unsec’d. Notes
3.700%	12/01/29		305	333,014
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	03/15/27		679	729,502

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
6.000%	01/15/29			507	$547,248
6.625%	02/15/25	(a)		1,328	1,397,858
8.000%	03/15/26	(a)		881	952,180
8.625%	01/15/24			366	381,797
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28	(a)		409	431,594
5.500%	04/01/27	(a)		419	443,698
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23			559	603,686
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24			444	461,423
8.000%	10/15/25			45	48,057
CIT Group, Inc.,
Jr. Sub. Notes, Series A
5.800%(ff)	—	(rr)		290	295,966
Sr. Unsec’d. Notes, MTN
6.000%	04/01/36			526	616,538
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25			201	202,041
Citibank NA,
Sr. Unsec’d. Notes
3.650%	01/23/24			535	584,850
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(rr)		193	192,870
Jr. Sub. Notes, Series W
4.000%(ff)	—	(rr)		160	164,366
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24			2,720	2,738,754
1.678%(ff)	05/15/24			190	195,812
2.572%(ff)	06/03/31			440	468,782
2.976%(ff)	11/05/30			355	390,727
3.106%(ff)	04/08/26			1,375	1,504,457
3.142%(ff)	01/24/23			1,000	1,028,477
4.650%	07/23/48			250	343,881
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/30	(a)		700	773,317
4.500%	12/01/27			120	141,017
Clarios Global LP,
Sr. Sec’d. Notes, 144A
6.750%	05/15/25			780	840,450
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27	(a)		1,735	1,882,372
Sr. Sec’d. Notes
4.375%	05/15/26		EUR	101	127,924
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)		907	973,593
Clean Harbors, Inc.,
Gtd. Notes, 144A
5.125%	07/15/29			149	162,925

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Clear Channel International BV,
Sr. Sec’d. Notes, 144A
6.625%	08/01/25		469	$493,942
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24		372	377,074
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	1,253	1,281,306
Clearway Energy Operating LLC,
Gtd. Notes, 144A
4.750%	03/15/28		84	89,939
CNX Resources Corp.,
Gtd. Notes, 144A
6.000%	01/15/29		242	248,247
7.250%	03/14/27		255	273,926
Colfax Corp.,
Gtd. Notes, 144A
6.375%	02/15/26		151	161,422
Comcast Corp.,
Gtd. Notes
2.650%	08/15/62	(a)	500	499,848
3.250%	11/01/39		150	169,441
3.700%	04/15/24		590	650,378
4.049%	11/01/52		140	178,607
4.600%	10/15/38		289	380,509
CommonSpirit Health,
Sr. Sec’d. Notes
3.910%	10/01/50		93	103,611
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50		150	163,887
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		248	244,951
6.000%	06/15/25		300	306,719
CommScope, Inc.,
Gtd. Notes, 144A
7.125%	07/01/28		36	38,317
8.250%	03/01/27		30	32,099
Sr. Sec’d. Notes, 144A
6.000%	03/01/26		369	388,412
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26	(a)	350	379,055
9.750%	08/15/26		297	316,619
Gtd. Notes, 144A
7.500%	05/15/25		140	143,253
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.000%	04/01/48		79	102,472
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	10/01/28	(a)	473	507,321
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series A
4.125%	05/15/49		200	246,185
4.200%	03/15/42		150	180,954

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30			40	$43,816
3.750%	05/01/50			90	105,892
Constellium SE,
Gtd. Notes, 144A
6.625%	03/01/25	(a)		452	461,818
Sr. Unsec’d. Notes, 144A
5.625%	06/15/28	(a)		626	673,126
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23			44	45,370
4.900%	06/01/44	(a)		183	180,906
5.000%	09/15/22	(a)		323	323,690
Gtd. Notes, 144A
5.750%	01/15/31			227	252,043
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)		1,497	1,542,230
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	(a)		348	370,044
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32			762	789,564
Coty, Inc.,
Gtd. Notes
4.000%	04/15/23		EUR	100	117,377
Covanta Holding Corp.,
Gtd. Notes
5.000%	09/01/30			64	68,499
CP Atlas Buyer, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	12/01/28			86	89,440
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26			140	153,925
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25	(a)		590	602,361
5.250%	01/15/23			470	514,835
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26			41	50,221
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25			1,153	1,176,135
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31			200	197,219
4.125%	12/01/30			227	237,195
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30			1,989	2,080,262
5.750%	01/15/30			200	219,201
Cushman & Wakefield US Borrower LLC,
Sr. Sec’d. Notes, 144A
6.750%	05/15/28			249	274,470

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
CVR Energy, Inc.,
Gtd. Notes, 144A
5.750%	02/15/28		86	$81,455
CVS Health Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/21		825	829,377
Dave & Buster’s, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	11/01/25	(a)	198	208,411
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25		68	74,707
5.625%	07/15/27		144	159,647
Gtd. Notes, 144A
6.450%	11/03/36		520	554,472
6.750%	09/15/37	(a)	334	361,288
Dealer Tire LLC/DT Issuer LLC,
Sr. Unsec’d. Notes, 144A
8.000%	02/01/28		376	394,319
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25		40	43,466
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.850%	07/15/25		285	341,147
6.020%	06/15/26		250	305,045
6.100%	07/15/27		100	124,203
8.100%	07/15/36		199	292,410
8.350%	07/15/46	(a)	898	1,351,594
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		282	326,518
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		185	198,051
4.750%	10/20/28		602	656,574
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		252	204,788
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29		819	875,397
4.750%	05/31/25		110	123,708
Diebold Nixdorf, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	07/15/25		88	98,080
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		518	537,267
5.875%	07/15/22		534	557,648
6.750%	06/01/21		325	331,468
7.750%	07/01/26	(a)	765	856,367
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		154	174,579

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Dollar General Corp.,
Sr. Unsec’d. Notes
3.500%	04/03/30	(a)	720	$828,433
4.125%	04/03/50		700	889,467
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49		50	67,037
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30		160	182,167
4.050%	09/15/42		200	239,548
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	12/15/25		226	239,457
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31		200	220,812
DTE Energy Co.,
Sr. Unsec’d. Notes
2.950%	03/01/30		200	219,483
Sr. Unsec’d. Notes, Series B
2.600%	06/15/22		180	185,611
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23		580	626,449
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30		95	101,089
3.750%	09/01/46		45	52,239
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30		95	96,773
3.800%	07/15/28		600	704,639
3.850%	11/15/42		400	477,784
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
10.250%	02/15/27		283	318,760
Sr. Sec’d. Notes, 144A
6.875%	08/15/26	(a)	333	357,975
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
2.169%	05/01/23		30	30,394
eBay, Inc.,
Sr. Unsec’d. Notes
2.700%	03/11/30		345	371,567
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28		93	99,871
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28	(a)	1,452	1,493,913
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28		53	54,868
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		7	7,333
4.625%	04/01/31		94	99,672
4.750%	02/01/30		49	52,451

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		598	$613,268
5.750%	01/30/28		468	503,348
6.625%	07/15/25		308	330,051
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		104	86,531
Sec’d. Notes, 144A
9.500%	07/31/27		290	323,137
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29		17	17,603
4.750%	06/15/28		116	122,062
Energy Transfer Operating LP,
Gtd. Notes
5.000%	05/15/50		518	559,449
5.150%	03/15/45		200	215,837
6.000%	06/15/48		106	125,684
6.125%	12/15/45		210	247,883
6.500%	02/01/42		305	372,011
Gtd. Notes, Series 20Y
5.800%	06/15/38		100	114,588
EnLink Midstream LLC,
Gtd. Notes
5.375%	06/01/29		91	89,032
Gtd. Notes, 144A
5.625%	01/15/28		161	164,297
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25		20	19,518
4.400%	04/01/24		205	202,170
4.850%	07/15/26		48	46,823
5.050%	04/01/45		64	50,967
5.600%	04/01/44		212	170,124
Entegris, Inc.,
Gtd. Notes, 144A
4.375%	04/15/28		109	116,694
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27	(a)	252	256,075
Entergy Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/30		250	270,880
Entergy Louisiana LLC,
First Mortgage
2.900%	03/15/51		205	218,460
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49		40	46,411
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
5.500%	07/15/28		279	303,350
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		321	351,262
6.500%	07/01/27		262	294,796

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27		286	$283,573
5.000%	01/15/29		143	150,723
8.750%	02/01/30		101	123,936
Equifax, Inc.,
Sr. Unsec’d. Notes
2.600%	12/15/25		70	75,652
3.100%	05/15/30		130	144,704
Equinix, Inc.,
Sr. Unsec’d. Notes
3.000%	07/15/50		230	232,793
3.200%	11/18/29		3,010	3,314,164
Essential Utilities, Inc.,
Sr. Unsec’d. Notes
3.566%	05/01/29		365	418,249
Evergy Kansas Central, Inc.,
First Mortgage
3.450%	04/15/50		190	223,872
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29		110	120,591
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		260	301,108
Expedia Group, Inc.,
Gtd. Notes, 144A
4.625%	08/01/27		175	195,168
6.250%	05/01/25		490	568,268
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26	(d)	309	54,686
7.375%	05/15/24	(d)	711	124,630
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25		535	585,661
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28		63	66,137
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Sec’d. Notes, 144A
10.000%	04/15/25		267	295,402
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22		35	37,733
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.375%	01/28/25		300	319,114
Fifth Third Bank NA,
Sr. Unsec’d. Notes, MTN
1.800%	01/30/23		250	257,121
First Republic Bank,
Sr. Unsec’d. Notes
1.912%(ff)	02/12/24		910	936,744
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30		27	26,969

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, Series B
2.250%	09/01/30	22	$21,295
3.900%	07/15/27	98	107,923
Sr. Unsec’d. Notes, Series C
3.400%	03/01/50	196	188,860
4.850%	07/15/47	480	596,830
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.550%	04/01/49	149	174,135
5.450%	07/15/44	308	388,820
Flex Ltd.,
Sr. Unsec’d. Notes
3.750%	02/01/26	70	78,113
Florida Power & Light Co.,
First Mortgage
3.990%	03/01/49	131	170,478
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29	490	554,547
4.500%	10/01/49	195	252,570
Ford Foundation (The),
Unsec’d. Notes, Series 2020
2.815%	06/01/70	5	5,339
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26	45	48,022
4.750%	01/15/43	79	80,068
5.291%	12/08/46	190	198,595
8.500%	04/21/23	181	203,528
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.087%	01/09/23	200	203,579
3.810%	01/09/24	495	507,597
4.063%	11/01/24	200	209,753
5.125%	06/16/25	1,019	1,107,170
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	400	420,785
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25	571	616,988
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25	69	72,067
9.750%	08/01/27	36	41,372
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26	74	78,203
Freeport-McMoRan, Inc.,
Gtd. Notes
4.375%	08/01/28	264	280,272
4.625%	08/01/30	801	882,460
5.450%	03/15/43	1,487	1,852,009
frontdoor, Inc.,
Gtd. Notes, 144A
6.750%	08/15/26	223	238,104

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Frontier Communications Corp.,
Sec’d. Notes, 144A
6.750%	05/01/29		432	$462,140
Sr. Sec’d. Notes, 144A
5.000%	05/01/28		614	639,556
5.875%	10/15/27	(a)	477	513,722
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/25		230	239,496
4.625%	07/15/24		320	337,163
Gap, Inc. (The),
Sr. Sec’d. Notes, 144A
8.875%	05/15/27		124	143,782
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30		372	391,700
4.500%	07/01/28		185	195,284
Gates Global LLC/Gates Corp.,
Gtd. Notes, 144A
6.250%	01/15/26	(a)	344	362,374
GCI LLC,
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28		80	85,421
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		129	132,607
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		370	441,172
General Dynamics Corp.,
Gtd. Notes
3.250%	04/01/25		75	82,835
General Electric Co.,
Sr. Unsec’d. Notes
3.625%	05/01/30		90	102,547
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30		310	343,830
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	10/01/28		47	55,786
5.200%	04/01/45		373	450,954
5.950%	04/01/49		210	282,986
6.250%	10/02/43		308	415,361
6.750%	04/01/46		175	250,407
General Motors Financial Co., Inc.,
Jr. Sub. Notes, Series C
5.700%(ff)	—	(rr)	110	122,475
Sr. Unsec’d. Notes
1.700%	08/18/23		880	902,663
2.750%	06/20/25		140	149,386
3.550%	07/08/22		10	10,447
4.150%	06/19/23		695	747,689
5.200%	03/20/23	(a)	470	515,433
5.650%	01/17/29		52	64,380

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		143	$139,488
6.500%	10/01/25		86	83,578
7.750%	02/01/28		51	48,911
8.000%	01/15/27		196	195,685
Genworth Mortgage Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	08/15/25		499	539,938
Georgetown University (The),
Sr. Unsec’d. Notes, Series 20A
2.943%	04/01/50		9	9,164
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
0.750%	09/29/23		160	160,416
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27		252	259,069
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/29		110	122,116
3.800%	04/01/21		245	246,201
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24		115	120,865
4.000%	01/15/30		853	928,632
4.000%	01/15/31		1,278	1,393,900
5.250%	06/01/25		1,023	1,152,962
5.300%	01/15/29		5	5,818
5.375%	11/01/23		210	229,415
5.375%	04/15/26		388	445,476
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27		54	56,873
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
9.875%	05/01/24		193	206,661
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	(a)	468	464,024
Goldman Sachs BDC, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/26		555	565,030
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series R
4.950%(ff)	—	(a)(rr)	375	396,689
Sr. Unsec’d. Notes
2.600%	02/07/30	(a)	1,182	1,270,073
3.000%	04/26/22		800	806,495
3.500%	04/01/25		490	544,898
3.625%	01/22/23		200	213,382
3.750%	02/25/26		100	113,691
3.800%	03/15/30	(a)	630	740,536
4.017%(ff)	10/31/38		1,050	1,279,477
4.411%(ff)	04/23/39		515	655,387
5.750%	01/24/22		600	633,823

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sub. Notes
5.150%	05/22/45		153	$ 213,918
6.750%	10/01/37		300	456,146
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
9.500%	05/31/25		153	173,100
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28		129	130,410
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		27	28,403
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28		76	83,603
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21		460	263,964
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		62	65,835
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		362	367,873
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		114	117,394
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27		335	363,503
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		118	118,820
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		20	19,983
2.875%	09/01/50		1	1,031
Halliburton Co.,
Sr. Unsec’d. Notes
5.000%	11/15/45		40	47,124
Hanesbrands, Inc.,
Gtd. Notes, 144A
5.375%	05/15/25		16	16,958
Harvest Midstream I LP,
Sr. Unsec’d. Notes, 144A
7.500%	09/01/28		207	220,521
HB Fuller Co.,
Sr. Unsec’d. Notes
4.250%	10/15/28		101	103,720
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		588	621,755
5.375%	09/01/26	(a)	247	283,468
5.625%	09/01/28		522	615,470
5.875%	02/01/29		424	510,537
Sr. Sec’d. Notes
5.250%	06/15/26		300	355,317

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.250%	06/15/49		425	$560,343
5.500%	06/15/47		643	858,104
Hershey Co. (The),
Sr. Unsec’d. Notes
2.650%	06/01/50		30	31,537
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.125%	06/15/28		174	181,700
5.625%	02/15/26		53	55,286
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		880	969,010
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30		27	29,614
5.125%	05/01/26		949	983,921
Gtd. Notes, 144A
4.000%	05/01/31	(a)	375	395,446
5.750%	05/01/28	(a)	291	317,707
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		97	102,243
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
5.000%	02/01/28		234	235,833
Hologic, Inc.,
Gtd. Notes, 144A
3.250%	02/15/29		162	165,267
4.625%	02/01/28		106	112,611
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49		253	291,168
5.875%	12/16/36		117	177,130
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I
3.500%	09/15/30		90	94,839
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25		14	14,431
5.375%	08/01/28		155	166,906
HP, Inc.,
Sr. Unsec’d. Notes
2.200%	06/17/25		250	264,695
3.000%	06/17/27		310	341,840
3.400%	06/17/30		110	122,424
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26	(a)	1,123	1,173,987
Hughes Satellite Systems Corp.,
Sr. Sec’d. Notes
5.250%	08/01/26		127	140,334
Humana, Inc.,
Sr. Unsec’d. Notes
3.950%	08/15/49	(a)	365	445,108
4.625%	12/01/42		160	204,216
4.875%	04/01/30		220	274,960
4.950%	10/01/44		510	687,274

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Huntington National Bank (The),
Sr. Unsec’d. Notes
1.800%	02/03/23			760	$780,070
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29			200	231,378
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27			189	200,340
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.750%	09/15/24			130	135,455
5.250%	05/15/27	(a)		366	391,938
6.375%	12/15/25	(a)		340	352,211
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23			1,001	1,090,478
4.750%	08/01/28			265	326,613
Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	07/01/28			491	542,560
Indigo Natural Resources LLC,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/26			458	469,450
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28			81	81,396
Installed Building Products, Inc.,
Gtd. Notes, 144A
5.750%	02/01/28			142	150,992
Intercontinental Exchange, Inc.,
Gtd. Notes
3.750%	12/01/25	(a)		550	624,247
Sr. Unsec’d. Notes
0.700%	06/15/23	(a)		620	624,817
3.000%	06/15/50			1,230	1,300,757
3.000%	09/15/60			240	250,050
4.250%	09/21/48			520	658,535
Interface, Inc.,
Gtd. Notes, 144A
5.500%	12/01/28			109	114,851
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.850%	05/13/22			1,500	1,553,056
4.150%	05/15/39			300	379,639
International Game Technology PLC,
Sr. Sec’d. Notes
3.500%	06/15/26		EUR	100	126,135
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21			145	148,603
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30			120	126,900
Intuit, Inc.,
Sr. Unsec’d. Notes
0.950%	07/15/25			95	96,194

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
1.350%	07/15/27			335	$342,420
1.650%	07/15/30			255	261,827
IQVIA, Inc.,
Gtd. Notes
3.250%	03/15/25		EUR	200	246,986
Gtd. Notes, 144A
5.000%	10/15/26			303	318,065
5.000%	05/15/27			275	292,595
IRB Holding Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25			100	109,103
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/29			33	34,802
5.250%	07/15/30			299	323,610
5.625%	07/15/32			337	372,767
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26			30	30,650
Jaguar Holding Co. II/PPD Development LP,
Gtd. Notes, 144A
4.625%	06/15/25			109	114,985
5.000%	06/15/28	(a)		644	694,022
James Hardie International Finance DAC,
Gtd. Notes, 144A
5.000%	01/15/28			200	212,867
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			200	206,532
6.750%	02/15/28			91	101,954
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29			457	531,894
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25			42	43,065
4.875%	12/15/27			12	12,663
Sr. Sec’d. Notes, 144A
6.250%	05/15/25			113	121,789
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	06/07/21			1,170	1,180,199
Johnson & Johnson,
Sr. Unsec’d. Notes
2.250%	09/01/50			90	90,919
2.450%	09/01/60			70	72,599
3.400%	01/15/38			275	329,831
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	08/01/28			134	151,902
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)		429	450,641
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)		277	285,719
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(rr)		376	374,141

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Jr. Sub. Notes, Series R
6.000%(ff)	—	(rr)	7	$7,409
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
3.545%(c)	—	(rr)	225	220,792
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	130	142,349
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	—	(a)(rr)	484	483,763
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30		1,160	1,261,651
3.200%	01/25/23		200	211,978
3.250%	09/23/22		400	420,427
3.882%(ff)	07/24/38		100	121,476
3.964%(ff)	11/15/48		410	514,915
4.023%(ff)	12/05/24	(a)	440	484,938
Sub. Notes
3.375%	05/01/23		960	1,025,856
3.875%	09/10/24		1,800	2,014,691
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	02/15/26		366	385,332
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25		108	111,068
KBR, Inc.,
Gtd. Notes, 144A
4.750%	09/30/28		172	178,993
Ken Garff Automotive LLC,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		135	140,230
Kentucky Utilities Co.,
First Mortgage
3.300%	06/01/50		140	158,336
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30		45	51,021
3.551%	05/25/21		640	647,833
KeyBank NA,
Sr. Unsec’d. Notes
1.250%	03/10/23		425	433,013
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27		375	446,941
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.875%	02/07/50		104	116,694
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.000%	03/01/43		80	94,415
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		200	244,324
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		257	276,965
5.000%	07/15/35		133	159,464
5.000%	06/04/42		10	11,712

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.200%	07/15/45			290	$343,716
6.500%	02/09/40			185	250,578
6.875%	01/26/39			285	395,919
Gtd. Notes, 144A
4.250%	03/01/31	(a)		1,477	1,649,038
4.625%	10/01/39			102	113,407
4.875%	10/01/49			510	591,876
5.500%	06/01/50	(a)		1,378	1,724,924
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/30/25			220	230,549
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36			51	56,828
6.875%	11/01/35			535	600,158
Gtd. Notes, 144A
6.625%	10/01/30			132	145,846
Sr. Sec’d. Notes, 144A
6.875%	07/01/25			310	336,384
LABL Escrow Issuer LLC,
Sr. Unsec’d. Notes, 144A
10.500%	07/15/27			181	203,965
Lamar Media Corp.,
Gtd. Notes
4.000%	02/15/30			147	152,496
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	05/15/28			145	162,723
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25			239	250,222
3.500%	08/18/26			375	401,854
3.900%	08/08/29	(a)		87	93,501
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29			192	199,122
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
6.750%	10/15/27			600	646,248
LD Holdings Group LLC,
Gtd. Notes, 144A
6.500%	11/01/25			52	54,602
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	05/15/49			628	768,186
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
6.750%	04/15/25			141	151,520
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN
2.450%	02/05/14	(d)	EUR	900	10,335
4.750%	01/16/14	(d)	EUR	415	4,839
5.375%	10/17/12	(d)	EUR	50	583
Lennar Corp.,
Gtd. Notes
5.250%	06/01/26			53	62,899

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29		523	$522,772
4.250%	07/01/28		485	499,086
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25		31	31,847
Life Storage LP,
Gtd. Notes
2.200%	10/15/30		210	214,453
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29		140	139,612
Ligado Networks LLC,
Sr. Sec’d. Notes, 144A, Cash coupon 15.50% or PIK N/A
15.500%	11/01/23		764	741,080
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
6.375%	02/01/24		28	28,778
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		93	95,281
4.875%	11/01/24		32	32,420
Sr. Sec’d. Notes, 144A
3.750%	01/15/28		175	176,864
6.500%	05/15/27		1,058	1,183,675
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
1.850%	06/15/30		45	47,102
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.000%	04/15/25		70	79,524
Macy’s, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/15/25	(a)	419	464,844
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26		42	43,890
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		390	413,214
3.300%	03/14/23		140	148,154
4.200%	03/01/48		945	1,230,689
4.350%	01/30/47		295	391,461
4.750%	03/15/39		675	903,518
4.900%	03/15/49		611	881,630
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30		45	45,823
4.450%	04/01/25		100	115,048
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		2	2,140
5.750%	09/15/26		35	36,617
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		138	144,700

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		920	$1,028,740
3.650%	06/01/49		1,068	1,323,883
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		113	110,698
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.625%	06/01/28		358	375,351
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	(a)	151	167,651
6.750%	12/31/25	(a)	561	592,027
Sr. Unsec’d. Notes
5.450%	11/01/41		190	208,612
6.200%	10/01/40		71	82,860
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		293	298,533
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.500%	04/15/30		105	112,307
2.700%	08/15/22		625	647,190
4.200%	08/15/47		50	63,588
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22		800	819,044
McKesson Corp.,
Sr. Unsec’d. Notes
0.900%	12/03/25		450	452,239
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		231	309,578
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		162	164,086
6.250%	01/15/27	(a)	178	190,720
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50		11	11,772
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26	(a)	1,230	1,240,040
4.000%	03/07/49		110	145,172
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	68	66,613
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		64	71,505
Meritor, Inc.,
Gtd. Notes, 144A
4.500%	12/15/28		69	70,770
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50		24	24,418

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.250%	08/15/28		100	$106,937
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26	(a)	590	635,717
4.500%	01/15/28		688	732,760
5.625%	05/01/24		360	390,709
5.750%	02/01/27		30	33,691
Gtd. Notes, 144A
3.875%	02/15/29		395	404,624
4.625%	06/15/25		238	254,801
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25	(a)	359	379,471
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.497%	04/24/23		220	229,425
Microsoft Corp.,
Sr. Unsec’d. Notes
3.450%	08/08/36		500	615,640
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		189	197,662
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		1,253	1,352,833
Minerals Technologies, Inc.,
Gtd. Notes, 144A
5.000%	07/01/28		122	127,754
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A
4.250%	03/15/42		220	265,812
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	11/15/30		238	255,277
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
8.875%	10/15/20^	(d)	566	—
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25		255	263,782
2.125%	04/13/23		115	119,302
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	—	(a)(rr)	573	568,682
Sr. Unsec’d. Notes
5.750%	01/25/21		530	531,601
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		320	347,999
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32		670	673,879
2.188%(ff)	04/28/26		590	623,767
3.971%(ff)	07/22/38		900	1,112,883
4.300%	01/27/45		330	439,119

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		500	$553,329
Sub. Notes, MTN
4.100%	05/22/23		1,300	1,409,065
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30		205	209,168
4.600%	02/23/28		223	269,065
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
5.750%	11/01/28	(a)	747	733,259
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		40	45,812
4.700%	04/15/48		321	379,813
5.200%	03/01/47		20	24,613
5.500%	02/15/49		35	45,934
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		427	440,941
4.625%	08/01/29		215	230,727
5.000%	10/15/27		100	106,363
MSCI, Inc.,
Gtd. Notes, 144A
3.875%	02/15/31		101	107,024
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50		50	54,645
3.850%	06/30/26		32	36,734
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
3.600%	12/01/29		24	25,077
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.700%	03/15/29		50	58,392
Sr. Unsec’d. Notes, MTN
1.750%	01/21/22		735	746,533
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30		128	133,902
5.500%	08/15/28		178	188,402
6.000%	01/15/27		309	328,767
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	03/15/27		6	6,060
5.875%	10/25/24		17	18,064
6.750%	06/15/26		115	125,227
7.250%	09/25/23		97	106,418
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		37	39,348
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25		195	204,362
Sr. Sec’d. Notes, 144A
9.500%	05/01/25		54	60,628

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
NBCUniversal Enterprise, Inc.,
Jr. Sub. Notes, 144A
5.250%	—	(rr)		100	$100,579
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26			181	189,929
Sr. Sec’d. Notes, 144A
10.250%	02/01/26			90	106,021
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28			92	96,912
5.250%	10/01/30			94	100,980
5.750%	09/01/27			47	49,880
NetApp, Inc.,
Sr. Unsec’d. Notes
2.375%	06/22/27			45	48,039
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	06/15/30		EUR	100	138,963
5.875%	11/15/28			476	570,285
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30			181	208,407
5.375%	11/15/29			51	60,060
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			90	92,738
Sr. Unsec’d. Notes, 144A
9.750%	07/15/28			62	68,013
New Fortress Energy, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/25	(a)		1,297	1,376,631
New Home Co., Inc. (The),
Gtd. Notes, 144A
7.250%	10/15/25			71	72,847
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25			50	54,981
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30			620	653,435
4.875%	03/15/42			300	406,270
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30			410	429,316
2.750%	05/01/25			75	81,173
2.750%	11/01/29			35	38,148
NFP Corp.,
Sr. Sec’d. Notes, 144A
7.000%	05/15/25			76	82,072
Sr. Unsec’d. Notes, 144A
6.875%	08/15/28			874	933,364
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
7.768%	12/15/37			385	520,482
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.625%	10/01/28			434	471,933

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.875%	10/01/30	(a)	344	$389,229
NIKE, Inc.,
Sr. Unsec’d. Notes
3.250%	03/27/40	(a)	596	696,527
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		245	243,469
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		140	198,237
Nordstrom, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/15/25		424	473,426
Northern States Power Co.,
First Mortgage
2.600%	06/01/51		30	31,675
3.600%	09/15/47		141	172,725
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	06/01/28		68	77,413
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50		62	65,585
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30	(a)	867	934,338
5.875%	09/30/26		330	345,611
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.450%	06/15/29		246	285,047
Sr. Unsec’d. Notes, 144A
3.625%	02/15/31		366	376,835
NuStar Logistics LP,
Gtd. Notes
5.750%	10/01/25		121	128,586
6.375%	10/01/30		30	33,934
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	08/15/22		327	328,995
2.700%	02/15/23		279	279,242
2.900%	08/15/24		282	271,845
3.000%	02/15/27		4	3,595
3.200%	08/15/26		13	12,141
3.400%	04/15/26		70	66,728
4.100%	02/15/47		42	34,413
4.200%	03/15/48		230	189,407
4.300%	08/15/39	(a)	382	322,646
4.400%	04/15/46		339	293,707
4.400%	08/15/49		83	69,930
4.500%	07/15/44		142	122,365
4.625%	06/15/45		409	356,398
5.500%	12/01/25		119	124,053
6.125%	01/01/31		221	236,578
6.200%	03/15/40		595	592,734
6.600%	03/15/46		17	17,245
6.950%	07/01/24		66	71,776
8.875%	07/15/30		40	47,143

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
OI European Group BV,
Gtd. Notes
2.875%	02/15/25		EUR	100	$123,845
Omega Healthcare Investors, Inc.,
Gtd. Notes
3.375%	02/01/31			35	36,772
4.500%	04/01/27			750	843,926
ON Semiconductor Corp.,
Gtd. Notes, 144A
3.875%	09/01/28			277	287,534
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.950%	04/01/25			1,000	1,089,677
7.000%	05/01/32			100	150,422
OneMain Finance Corp.,
Gtd. Notes
4.000%	09/15/30			150	155,558
5.375%	11/15/29			112	125,052
6.625%	01/15/28	(a)		339	403,759
7.125%	03/15/26			200	234,851
8.875%	06/01/25			222	250,990
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41			115	136,965
ONEOK, Inc.,
Gtd. Notes
2.750%	09/01/24	(a)		545	575,138
4.450%	09/01/49			100	105,594
7.150%	01/15/51			100	140,964
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25			830	891,660
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
7.250%	02/01/28	(a)		1,119	1,180,427
7.375%	06/01/25	(a)		925	982,195
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.293%	04/05/27			20	21,381
3.112%	02/15/40			30	32,704
3.362%	02/15/50			295	342,267
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27			286	293,432
Ovintiv Exploration, Inc.,
Gtd. Notes
5.750%	01/30/22			93	96,517
Owl Rock Capital Corp.,
Sr. Unsec’d. Notes
3.400%	07/15/26			95	96,270
3.750%	07/22/25			730	758,454
4.000%	03/30/25			130	135,669
4.250%	01/15/26			141	148,526
5.250%	04/15/24			100	108,256
Owl Rock Technology Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	06/17/26			130	130,678

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25		147	$158,251
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	06/08/23		45	45,477
1.900%	02/07/23		680	702,241
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22		120	120,301
2.500%	02/01/31		80	79,961
3.150%	01/01/26		110	117,408
3.300%	08/01/40		125	125,131
3.500%	08/01/50		80	79,273
4.500%	07/01/40		60	67,204
4.950%	07/01/50		100	118,485
PacifiCorp,
First Mortgage
2.700%	09/15/30		400	440,329
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27		1,073	1,158,722
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28		84	89,724
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
4.125%	02/15/28	(a)	403	429,630
5.250%	08/15/25		64	66,587
5.375%	01/15/25		27	27,754
5.625%	10/15/27		171	187,229
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		442	466,689
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.200%	09/26/22		1,160	1,198,522
2.850%	10/01/29		832	924,650
3.250%	06/01/50		365	419,239
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	(a)	965	952,990
PDC Energy, Inc.,
Gtd. Notes
5.750%	05/15/26		258	266,551
6.125%	09/15/24		105	107,839
Sr. Unsec’d. Notes
6.250%	12/01/25		116	117,204
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		110	117,958
Penske Automotive Group, Inc.,
Gtd. Notes
3.500%	09/01/25		133	135,211
5.500%	05/15/26		40	41,516

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.000%	03/05/42		100	$128,904
4.450%	04/14/46		410	568,051
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		240	240,009
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		740	759,279
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39		26	44,710
PG&E Corp.,
Sr. Sec’d. Notes
5.250%	07/01/30	(a)	252	277,704
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	(a)	820	821,431
2.100%	05/01/30	(a)	350	364,284
2.375%	08/17/22		1,000	1,031,603
2.500%	08/22/22		630	652,915
3.875%	08/21/42		250	294,806
4.250%	11/10/44		60	75,387
6.375%	05/16/38		590	898,265
Picasso Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/25	(a)	365	390,560
Pike Corp.,
Gtd. Notes, 144A
5.500%	09/01/28		143	150,538
Pioneer Energy Services Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or PIK N/A
11.000%	05/15/25^		376	300,748
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		32	33,496
3.800%	09/15/30		59	63,187
4.300%	01/31/43		205	201,756
4.900%	02/15/45		280	300,184
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30		147	154,614
5.500%	12/15/29		33	36,069
5.625%	01/15/28		103	110,024
5.750%	03/01/27		4	4,236
Powdr Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/25		168	176,439
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25		528	541,473
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50		14	14,867
Presidio Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	02/01/27		295	312,198

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		147	$156,833
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
6.250%	01/15/28	(a)	490	525,657
Sr. Sec’d. Notes, 144A
3.375%	08/31/27	(a)	267	265,881
5.250%	04/15/24		156	166,607
5.750%	04/15/26		33	36,196
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27		505	562,760
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		100	102,648
Progressive Corp. (The),
Sr. Unsec’d. Notes
3.950%	03/26/50	(a)	220	287,408
4.125%	04/15/47	(a)	1,127	1,485,500
Providence Service Corp. (The),
Gtd. Notes, 144A
5.875%	11/15/25		73	77,197
PSEG Power LLC,
Gtd. Notes
3.850%	06/01/23		900	967,664
4.150%	09/15/21		250	253,484
PTC, Inc.,
Gtd. Notes, 144A
4.000%	02/15/28		144	151,067
Public Service Co. of Colorado,
First Mortgage, Series 36
2.700%	01/15/51		80	85,397
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50		150	140,233
2.700%	05/01/50		190	201,026
Public Storage,
Sr. Unsec’d. Notes
3.385%	05/01/29		890	1,019,807
Puget Sound Energy, Inc.,
First Mortgage
4.223%	06/15/48		105	133,211
PulteGroup, Inc.,
Gtd. Notes
6.000%	02/15/35		163	222,738
6.375%	05/15/33		265	363,221
7.875%	06/15/32		24	35,882
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	(a)	342	360,706
5.375%	10/01/22	(a)	392	407,816
Qorvo, Inc.,
Gtd. Notes, 144A
3.375%	04/01/31		30	30,954

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
QualityTech LP/QTS Finance Corp.,
Gtd. Notes, 144A
3.875%	10/01/28			271	$275,748
Quanta Services, Inc.,
Sr. Unsec’d. Notes
2.900%	10/01/30	(a)		660	708,170
Rackspace Technology Global, Inc.,
Gtd. Notes, 144A
5.375%	12/01/28	(a)		407	426,273
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes,144A
4.500%	09/15/26			741	764,115
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28			1,459	1,532,921
Ralph Lauren Corp.,
Sr. Unsec’d. Notes
1.700%	06/15/22			325	330,985
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		95	89,670
5.000%	08/15/22	(a)		178	178,566
5.000%	03/15/23	(a)		110	107,802
5.875%	07/01/22			30	29,965
Rattler Midstream LP,
Gtd. Notes, 144A
5.625%	07/15/25			167	176,399
Rayonier AM Products, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	01/15/26			61	63,568
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.800%	03/15/22			190	195,081
3.650%	08/16/23			43	46,360
Realogy Group LLC/Realogy Co-Issuer Corp.,
Sec’d. Notes, 144A
7.625%	06/15/25			93	100,860
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26			686	750,175
Sr. Sec’d. Notes, 144A
4.500%	05/15/26		EUR	490	630,162
6.250%	05/15/26			133	141,766
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30			1,365	1,344,868
2.800%	09/15/50			60	58,086
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26			104	113,790
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27	(a)		524	540,166
Rockefeller Foundation (The),
Unsec’d. Notes, Series 2020
2.492%	10/01/50			21	21,531

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24		385	$409,935
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
9.125%	06/15/23		121	131,583
Sr. Sec’d. Notes, 144A
10.875%	06/01/23		85	96,647
11.500%	06/01/25		170	198,830
Royalty Pharma PLC,
Gtd. Notes, 144A
0.750%	09/02/23		20	20,101
1.200%	09/02/25		20	20,309
RP Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
5.250%	12/15/25		144	150,456
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	(a)	355	333,826
3.250%	12/01/49		180	208,895
4.000%	06/15/25		500	569,467
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		539	618,517
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	(a)	722	857,236
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		37	37,488
7.375%	09/01/25		211	229,534
9.250%	04/15/25		502	598,363
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	06/02/25		155	169,380
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27	(a)	590	617,737
Science Applications International Corp.,
Gtd. Notes, 144A
4.875%	04/01/28		189	201,025
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		74	79,443
7.250%	11/15/29		12	13,151
8.250%	03/15/26		380	409,241
8.625%	07/01/25		146	159,921
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		38	39,190
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29		87	90,520
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31		157	164,679
Seagate HDD Cayman,
Gtd. Notes, 144A
4.125%	01/15/31		55	58,769

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		69	$91,105
SeaWorld Parks & Entertainment, Inc.,
Sec’d. Notes, 144A
9.500%	08/01/25		113	122,754
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23		170	178,414
Sensata Technologies BV,
Gtd. Notes, 144A
5.625%	11/01/24		33	36,916
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		296	306,632
4.375%	02/15/30		179	193,413
Service Corp. International,
Sr. Unsec’d. Notes
5.125%	06/01/29		12	13,341
Service Properties Trust,
Gtd. Notes
5.500%	12/15/27		119	129,885
7.500%	09/15/25		250	290,491
Sr. Unsec’d. Notes
4.350%	10/01/24		31	30,702
4.500%	06/15/23		30	30,170
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	(a)	1,654	1,612,978
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29		860	950,466
3.125%	06/01/24		225	243,254
3.300%	05/15/50		255	285,121
3.450%	06/01/27		724	821,227
3.800%	08/15/49		270	327,256
4.500%	06/01/47	(a)	230	305,693
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A
4.625%	11/01/26		294	304,529
Signature Aviation US Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/01/28	(a)	318	319,873
Simmons Foods, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	01/15/24		329	342,753
Simon Property Group LP,
Sr. Unsec’d. Notes
3.500%	09/01/25		275	303,445
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	12/01/30	(a)	644	658,672
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30	(a)	192	204,349
5.500%	07/01/29		49	54,023

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	(a)	936	$1,015,521
SM Energy Co.,
Sec’d. Notes, 144A
10.000%	01/15/25	(a)	727	784,322
Sr. Unsec’d. Notes
6.125%	11/15/22		27	25,976
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		1,019	1,056,888
Sotheby’s,
Sr. Sec’d. Notes, 144A
7.375%	10/15/27		455	486,152
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30		370	384,619
3.650%	02/01/50		160	182,550
First Ref. Mortgage, Series C
4.125%	03/01/48		40	47,781
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42		207	243,551
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		100	122,748
Southwestern Energy Co.,
Gtd. Notes
4.100%	03/15/22		286	286,607
7.500%	04/01/26		30	31,492
8.375%	09/15/28		81	88,014
Specialty Building Products Holdings LLC/SBP Finance Corp.,
Sr. Sec’d. Notes, 144A
6.375%	09/30/26		365	385,627
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29		103	110,659
5.500%	07/15/30		111	120,182
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	01/15/25		167	176,044
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25		59	66,266
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		726	957,609
8.750%	03/15/32		1,010	1,598,891
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		59	68,927
7.625%	03/01/26		185	229,625
7.875%	09/15/23		125	144,647
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		243	246,001

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		433	$452,334
SRS Distribution, Inc.,
Gtd. Notes, 144A
8.250%	07/01/26	(a)	223	236,937
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		1,138	1,215,059
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23		210	237,255
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	(a)	523	529,868
4.375%	07/15/30		137	146,601
5.000%	02/15/27		71	74,321
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		341	355,755
Starbucks Corp.,
Sr. Unsec’d. Notes
2.550%	11/15/30		250	270,005
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		45	45,725
Sr. Unsec’d. Notes, 144A
5.500%	11/01/23		30	31,130
Stericycle, Inc.,
Gtd. Notes, 144A
3.875%	01/15/29		149	152,894
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		181	195,772
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		127	133,391
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		90	96,953
5.350%	05/15/45		225	246,895
5.400%	10/01/47		323	360,922
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		61	61,765
5.500%	02/15/26		82	84,380
5.875%	03/15/28		4	4,312
Gtd. Notes, 144A
4.500%	05/15/29		162	168,377
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	764	778,674
10.000%	04/15/27	(a)	373	410,471
Sutter Health,
Unsec’d. Notes, Series 20A
3.361%	08/15/50		14	15,284

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Switch Ltd.,
Gtd. Notes, 144A
3.750%	09/15/28		298	$303,278
Syneos Health, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29	(a)	452	453,107
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25		116	125,073
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30		142	146,211
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	514,637
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.000%	01/15/28		568	599,196
5.125%	02/01/25		42	43,066
5.375%	02/01/27		11	11,552
5.500%	03/01/30		199	215,876
5.875%	04/15/26	(a)	32	33,614
6.500%	07/15/27		156	169,427
6.875%	01/15/29		161	181,139
Gtd. Notes, 144A
4.875%	02/01/31	(a)	275	299,276
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		105	117,580
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24		33	33,682
Teleflex, Inc.,
Gtd. Notes, 144A
4.250%	06/01/28		223	237,019
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		186	197,503
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		702	724,311
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		10	10,376
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28		405	421,694
Sec’d. Notes, 144A
6.250%	02/01/27		207	218,216
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		352	365,340
4.625%	06/15/28		38	39,952
4.875%	01/01/26		541	565,349
5.125%	11/01/27	(a)	952	1,009,193
7.500%	04/01/25		243	265,935
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/15/29		72	80,841

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		28	$28,972
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		725	802,851
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	447	465,929
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30		190	196,447
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.100%	08/15/47		390	520,904
4.133%	03/25/25		50	56,873
4.497%	03/25/30		25	31,210
Time Warner Cable LLC,
Sr. Sec’d. Notes,
4.500%	09/15/42		100	116,461
6.550%	05/01/37		142	195,001
T-Mobile USA, Inc.,
Gtd. Notes
4.750%	02/01/28		70	75,207
Sr. Sec’d. Notes, 144A
3.000%	02/15/41		90	93,106
3.300%	02/15/51		140	143,576
3.500%	04/15/25		500	553,141
3.750%	04/15/27		20	22,801
3.875%	04/15/30		315	364,400
4.375%	04/15/40		695	844,112
4.500%	04/15/50		735	909,668
Toll Brothers Finance Corp.,
Gtd. Notes
3.800%	11/01/29		30	32,508
4.350%	02/15/28		8	8,905
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26		71	74,209
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.350%	10/14/22		590	591,097
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.950%	05/15/50		5	5,616
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26		201	208,056
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		3,979	4,240,178
8.000%	12/15/25	(a)	2,007	2,215,741
Transocean, Inc.,
Gtd. Notes, 144A
11.500%	01/30/27		45	32,586
TreeHouse Foods, Inc.,
Gtd. Notes
4.000%	09/01/28		101	104,561

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
TRI Pointe Group, Inc.,
Gtd. Notes
5.250%	06/01/27		120	$130,122
5.700%	06/15/28		40	45,201
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes
5.875%	06/15/24		154	167,780
Triumph Group, Inc.,
Sr. Sec’d. Notes, 144A
8.875%	06/01/24	(a)	809	887,759
Truist Bank,
Sr. Unsec’d. Notes
2.800%	05/17/22		1,200	1,239,498
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	08/05/25	(a)	970	994,196
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30		50	49,483
Uber Technologies, Inc.,
Gtd. Notes, 144A
6.250%	01/15/28		185	201,154
7.500%	05/15/25		864	932,603
7.500%	09/15/27		507	558,271
8.000%	11/01/26		354	386,281
Unisys Corp.,
Sr. Sec’d. Notes, 144A
6.875%	11/01/27		108	118,380
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29		930	1,003,363
United Natural Foods, Inc.,
Gtd. Notes, 144A
6.750%	10/15/28		130	135,883
United Rentals North America, Inc.,
Gtd. Notes
4.000%	07/15/30		34	35,846
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/25		438	506,968
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30		275	291,855
2.375%	08/15/24		160	170,600
2.900%	05/15/50		100	110,640
3.125%	05/15/60	(a)	480	554,809
4.250%	03/15/43		100	131,414
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		102	109,531
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		522	523,305
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		260	265,200

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	(a)	500	$519,276
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45		47	48,546
Unsec’d. Notes, Series C
2.547%	04/01/50		43	42,957
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		128	129,462
6.625%	06/01/27		320	343,588
US Foods, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	04/15/25		108	115,402
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	04/01/26		263	275,921
6.875%	09/01/27		298	317,179
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25		114	122,219
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		74	78,503
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		1	1,026
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/50		85	98,909
4.125%	03/15/29	(a)	141	169,548
5.500%	06/15/45		50	70,691
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	09/01/25	(a)	793	813,349
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.875%	11/20/50		30	30,173
3.000%	11/20/60		270	271,972
3.376%	02/15/25		500	555,254
4.125%	08/15/46		210	257,519
4.500%	08/10/33		1,356	1,709,574
4.522%	09/15/48		50	64,683
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		1,477	1,605,337
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22		1,120	1,143,054
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)	296	310,880
Sr. Unsec’d. Notes, 144A
6.500%	07/15/28	(a)	531	574,046
Viatris, Inc.,
Gtd. Notes, 144A
1.650%	06/22/25		45	46,545

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27		480	$490,621
4.125%	08/15/30		996	1,050,853
4.250%	12/01/26		570	591,706
4.625%	12/01/29		453	486,850
Viper Energy Partners LP,
Gtd. Notes, 144A
5.375%	11/01/27		209	218,415
Visa, Inc.,
Sr. Unsec’d. Notes
1.900%	04/15/27		150	159,237
2.000%	08/15/50		310	293,676
3.650%	09/15/47		265	334,960
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
4.300%	07/15/29		419	474,810
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/27		278	296,968
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22		1,155	1,198,525
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A
4.875%	06/15/27		111	118,022
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25	(a)	205	209,420
Washington Gas Light Co.,
Sr. Unsec’d. Notes, MTN
3.650%	09/15/49		10	11,949
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.600%	02/01/30		81	87,141
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26		442	450,645
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
0.550%	09/15/23		490	492,262
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		67	70,082
Wells Fargo & Co.,
Jr. Sub. Notes, Series U
5.875%(ff)	—	(rr)	142	159,784
Sr. Unsec’d. Notes
3.069%	01/24/23		500	514,012
Sr. Unsec’d. Notes, MTN
2.406%(ff)	10/30/25		213	225,150
3.000%	02/19/25		500	543,861
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
2.082%(ff)	09/09/22		350	354,009

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		291	$319,924
7.250%	06/15/28		453	514,541
West Street Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	09/01/25		327	336,697
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		142	145,330
4.750%	08/15/28		29	30,269
5.300%	03/01/48		309	305,940
5.450%	04/01/44		247	249,543
5.500%	08/15/48		50	49,047
6.250%	02/01/50	(a)	787	864,393
WEX, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/01/23		160	160,200
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28		406	433,069
William Carter Co. (The),
Gtd. Notes, 144A
5.500%	05/15/25		26	27,627
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45	(a)	365	453,731
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	08/15/28		170	176,038
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29		380	415,118
Winnebago Industries, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/15/28		98	105,410
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
3.300%	09/01/49		35	40,061
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26		18	18,662
Sr. Sec’d. Notes, 144A
3.000%	02/15/31		45	44,060
3.875%	07/15/30		107	113,676
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
8.500%	11/15/24		74	70,535
9.000%	11/15/26		93	88,012
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
6.375%	05/15/25		55	58,711
WPX Energy, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/30		469	497,412
5.250%	09/15/24		99	107,779
5.250%	10/15/27		152	161,073

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.750%	06/01/26		40	$42,033
5.875%	06/15/28		226	246,303
8.250%	08/01/23		103	117,220
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	07/31/26		119	136,331
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A
4.375%	08/15/28		94	97,704
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		641	670,227
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		156	168,904
Xerox Corp.,
Sr. Unsec’d. Notes
4.800%	03/01/35		223	225,552
Yale University,
Unsec’d. Notes, Series 2020
2.402%	04/15/50		67	69,009
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/31		120	121,374
5.350%	11/01/43		8	8,969
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		166	181,837
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27	(a)	1,811	1,820,306
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28		1,225	1,298,185
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/20/30		95	107,745
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/50		265	291,472
4.700%	02/01/43		172	235,305

				450,130,988

TOTAL CORPORATE BONDS
(cost $506,925,666)				532,894,109

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series S1
6.918%	04/01/40		250	390,300
California State University,
Taxable, Revenue Bonds, Series E
2.897%	11/01/51		65	65,564
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34		150	211,200
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48		100	161,831

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
Taxable, Revenue Bonds, Series N
3.256%	05/15/60	75	$84,182
3.706%	05/15/20	30	32,194
San Francisco Public Utilities Commission Water Revenue,
Taxable, Revenue Bonds, Series A
3.303%	11/01/39	300	325,860
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	250	439,930
7.550%	04/01/39	135	237,762

			1,948,823

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/14	25	36,628

Florida — 0.0%
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	34	35,709

Illinois — 0.0%
Chicago Transit Authority,
Revenue Bonds, Series B
6.899%	12/01/40	100	141,900
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	60	70,195

			212,095

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority,
Taxable, Revenue Bonds, Series D
3.052%	07/01/40	35	36,284
3.197%	07/01/50	20	20,625

			56,909

Massachusetts — 0.0%
Commonwealth of Massachusetts,
General Obligation Limited, Taxable, Series H
2.900%	09/01/49	30	32,041

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	100	167,731

New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	40	52,160
New York City Water & Sewer System,
Revenue Bonds, BABs
5.724%	06/15/42	100	155,231
5.952%	06/15/42	80	126,706
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.142%	07/01/43	70	73,660

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	170	$225,619

			633,376

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
7.834%	02/15/41	100	163,328

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	200	290,418

Texas — 0.0%
Board of Regents of the University of Texas System,
Taxable, Revenue Bonds, Series B
2.439%	08/15/49	90	89,592
Dallas Area Rapid Transit,
Revenue Bonds, BABs, Series B
5.999%	12/01/44	85	130,033
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	15	15,596
Texas Transportation Commission,
General Obligation Unlimited, Taxable
2.472%	10/01/44	125	125,349
Texas Transportation Commission State Highway Fund,
Taxable, Revenue Bonds
4.000%	10/01/33	170	214,015

			574,585

TOTAL MUNICIPAL BONDS (cost $3,829,370)			4,151,643

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
United States
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC02, Class 2A
5.000%	05/25/34	38	37,193
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	29	30,721
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.948%(c)	01/25/40	1,286	1,287,077
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40	1,040	1,040,340
Fannie Mae Connecticut Avenue Securities,
Series 2017-C01, Class 1M2A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 0.000%)
3.698%(c)	07/25/29	194	194,336
Series 2017-C03, Class 1M2C, 1 Month LIBOR + 3.000% (Cap N/A,Floor 0.000%)
3.148%(c)	10/25/29	875	858,496

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2017-C06, Class 1M2A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.798%(c)	02/25/30	722	$722,171
Series 2018-C02, Class 2ED2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	08/25/30	1,677	1,644,546
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-DNA01, Class M3, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
5.700%(c)	07/25/28	644	672,211
Series 2017-DNA01, Class M2, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	07/25/29	269	275,550
Series 2017-DNA02, Class M2, 1 Month LIBOR + 3.450% (Cap N/A, Floor 0.000%)
3.598%(c)	10/25/29	460	475,082
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	03/25/30	188	188,050
Series 2018-DNA01, Class M2AT, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.198%(c)	07/25/30	2,775	2,757,769
Series 2020-HQA05, Class M1, 144A, 30 Day Average SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.182%(c)	11/25/50	1,740	1,743,990
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	02/25/50	1,201	1,202,032
Series 2020-DNA03, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	06/25/50	833	833,715
Series 2020-DNA04, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	08/25/50	1,441	1,443,371
Series 2020-DNA05, Class M1, 144A, 30 Day Average SOFR + 1.300% (Cap N/A, Floor 0.000%)
1.382%(c)	10/25/50	1,665	1,668,245
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.977%(c)	12/25/50	1,670	1,670,263
Series 2020-HQA01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/50	206	206,206
Series 2020-HQA03, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/50	1,530	1,531,488
Series 2020-HQA04, Class M1, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.448%(c)	09/25/50	1,736	1,738,030
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA02, Class M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.948%(c)	12/25/30	111	111,090

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48		7	$7,228
Series 2018-HRP2, Class M2, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.398%(c)	02/25/47		926	924,372
Series 2019-FTR02, Class M1, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.098%(c)	11/25/48		930	928,784

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $24,275,948)				24,192,356

SOVEREIGN BONDS — 0.2%
Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28		500	560,233

Israel — 0.0%
Israel Government International Bond,
Sr. Unsec’d. Notes
2.750%	07/03/30		290	320,004
State of Israel,
Sr. Unsec’d. Notes
3.375%	01/15/50		200	221,600

				541,604

Mexico — 0.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.771%	05/24/61		275	286,968
4.000%	10/02/23	(a)	400	437,941
4.500%	01/31/50		200	234,891
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34		246	346,454

				1,306,254

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
4.125%	08/25/27		259	304,213

Uruguay — 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
5.100%	06/18/50	(a)	460	644,386

TOTAL SOVEREIGN BONDS (cost $3,055,999)				3,356,690

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.2%
Federal Farm Credit Banks Funding Corp.
3.125%	02/06/30		600	687,681
Federal Home Loan Bank
4.000%	09/01/28		245	295,620
Federal Home Loan Mortgage Corp.
2.000%	12/01/35		375	392,110
2.000%	12/01/50		150	156,044

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	07/01/32	2,775	$2,960,190
2.500%	10/01/49	85	90,167
2.500%	06/01/50	148	157,282
2.500%	10/01/50	2,280	2,405,539
2.500%	11/01/50	1,367	1,454,882
2.500%	12/01/50	1,405	1,482,062
2.500%	01/01/51	350	369,218
3.000%	03/01/27	51	53,460
3.000%	05/01/27	22	23,237
3.000%	11/01/27	132	138,250
3.000%	04/01/29	145	155,655
3.000%	02/01/31	165	173,669
3.000%	05/01/31	38	39,431
3.000%	06/01/31	21	21,565
3.000%	05/01/33	13	13,973
3.000%	05/01/33	33	34,945
3.000%	05/01/33	64	68,130
3.000%	03/01/46	1,008	1,060,820
3.000%	07/01/46	883	929,848
3.000%	07/01/46	979	1,029,464
3.000%	12/01/46	1,131	1,192,121
3.000%	12/01/46	1,162	1,223,930
3.000%	04/01/50	834	874,468
3.000%	05/01/50	199	209,948
3.000%	07/01/50	291	306,811
3.000%	08/01/50	9,218	9,671,121
3.500%	03/01/32	61	66,389
3.500%	04/01/32	125	136,977
3.500%	05/01/35	83	90,743
3.500%	03/01/38	69	73,669
3.500%	09/01/38	18	18,620
3.500%	01/01/47	140	148,496
4.000%	07/01/29	14	14,715
4.000%	05/01/33	76	81,367
4.000%	06/01/44	360	394,260
4.000%	02/01/45	35	38,817
4.000%	02/01/48	50	54,498
4.000%	06/01/48	88	96,292
4.000%	06/01/48	103	114,881
4.500%	06/01/38	44	48,808
4.500%	07/01/39	89	98,997
4.500%	09/01/39	5	5,300
4.500%	10/01/39	15	16,118
4.500%	01/01/40	36	40,677
4.500%	02/01/40	5	5,586
4.500%	04/01/40	11	12,216
4.500%	02/01/41	39	43,033
4.500%	07/01/41	7	7,678
4.500%	08/01/41	5	6,150
4.500%	10/01/41	165	185,761
4.500%	01/01/42	6	6,918
4.500%	05/01/42	7	7,400
4.500%	01/01/45	8	9,199
4.500%	01/01/46	151	168,567
4.500%	09/01/46	23	25,219
4.500%	05/01/47	27	29,833
4.500%	06/01/47	19	21,190
4.500%	06/01/48	46	50,200

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/48	15	$16,491
4.500%	07/01/48	31	34,050
4.500%	07/01/48	43	47,168
4.500%	10/01/48	20	22,097
4.500%	10/01/48	42	46,440
5.000%	01/01/37	18	20,976
5.000%	02/01/37	17	19,708
5.000%	03/01/38	122	142,394
5.000%	09/01/47	13	14,134
5.000%	03/01/48	15	17,060
5.000%	05/01/48	56	62,165
5.000%	04/01/49	29	32,379
5.500%	06/01/35	72	84,263
5.500%	08/01/38	79	92,670
6.000%	09/01/36	78	93,230
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.495% (Cap 7.078%, Floor 1.495%)
2.370%(c)	06/01/43	1	1,474
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600% (Cap 7.341%, Floor 1.600%)
2.340%(c)	08/01/43	5	5,321
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650% (Cap 7.439%, Floor 1.650%)
2.438%(c)	05/01/43	19	19,482
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.783% (Cap 8.274%, Floor 1.783%)
2.661%(c)	08/01/41	26	27,316
Federal National Mortgage Assoc.
1.500%	TBA	1,225	1,260,227
1.500%	TBA	1,725	1,742,585
2.000%	TBA	4,075	4,259,678
2.000%	TBA	10,600	10,990,033
2.000%	TBA	26,875	27,913,222
2.000%	12/01/35	150	156,874
2.000%	12/01/35	175	184,212
2.000%	12/01/50	75	78,348
2.000%	12/01/50	350	364,542
2.000%	12/01/50	550	572,094
2.000%	01/01/51	550	575,376
2.500%	TBA	1,500	1,578,221
2.500%	TBA	1,633	1,721,154
2.500%	TBA	3,425	3,571,799
2.500%	01/01/50	237	249,740
2.500%	08/01/50	297	315,601
2.500%	12/01/50	4,333	4,571,189
3.000%	TBA	3,690	3,871,682
3.000%	TBA	4,611	4,830,087
3.000%	01/01/27	68	71,586
3.000%	08/01/27	22	23,852
3.000%	09/01/27	16	17,407
3.000%	09/01/27	147	156,490
3.000%	11/01/27	12	12,535
3.000%	11/01/27	16	16,929
3.000%	11/01/27	16	17,359
3.000%	11/01/27	22	23,402
3.000%	11/01/27	25	26,363
3.000%	11/01/27	31	33,374
3.000%	12/01/27	13	14,107

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/33	19	$20,334
3.000%	05/01/33	33	34,651
3.000%	05/01/33	54	57,994
3.000%	08/01/33	347	368,322
3.000%	12/01/35	181	191,440
3.000%	11/01/49	74	78,031
3.000%	12/01/49	87	91,215
3.000%	02/01/50	244	257,865
3.000%	03/01/50	94	99,663
3.500%	TBA	1,270	1,346,618
3.500%	TBA	4,861	5,137,717
3.500%	11/01/30	8	8,095
3.500%	05/01/32	36	38,883
3.500%	06/01/32	98	106,409
3.500%	08/01/32	30	32,728
3.500%	09/01/32	238	257,012
3.500%	01/01/35	37	39,826
3.500%	06/01/35	44	47,833
3.500%	06/01/35	77	84,164
3.500%	09/01/38	9	9,790
3.500%	08/01/45	387	421,024
3.500%	07/01/47	575	610,005
3.500%	09/01/47	102	108,198
3.500%	02/01/48	449	476,397
3.500%	07/01/48	722	770,418
3.500%	07/01/48	902	960,873
3.500%	11/01/51	1,736	1,900,095
4.000%	TBA	2	2,122
4.000%	TBA	5,440	5,809,315
4.000%	05/01/26	122	129,406
4.000%	02/01/31	115	123,679
4.000%	05/01/33	56	59,251
4.000%	06/01/33	24	25,939
4.000%	07/01/33	12	12,904
4.000%	12/01/33	40	42,600
4.000%	06/01/38	236	253,689
4.000%	09/01/42	11	11,816
4.000%	09/01/42	1,343	1,518,179
4.000%	09/01/43	95	105,848
4.000%	05/01/44	111	124,646
4.000%	10/01/44	268	298,232
4.000%	03/01/45	107	120,596
4.000%	09/01/45	40	43,663
4.000%	06/01/46	551	618,601
4.000%	10/01/46	35	37,686
4.000%	11/01/46	49	55,589
4.000%	11/01/46	82	93,008
4.000%	04/01/47	71	77,069
4.000%	05/01/47	26	28,471
4.000%	05/01/47	541	591,130
4.000%	09/01/47	88	99,064
4.000%	10/01/47	510	570,545
4.000%	12/01/47	333	366,446
4.000%	04/01/50	1,929	2,072,391
4.000%	05/01/50	605	647,118
4.000%	01/01/57	146	162,462
4.000%	02/01/57	164	182,270
4.500%	TBA	75	78,739

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	TBA	700	$758,584
4.500%	01/01/42	44	49,696
4.500%	01/01/42	105	118,253
4.500%	09/01/42	194	218,457
4.500%	06/01/44	46	50,277
4.500%	06/01/44	70	77,782
4.500%	02/01/45	215	241,427
4.500%	08/01/45	260	291,856
4.500%	11/01/45	8	8,512
4.500%	12/01/45	24	26,098
4.500%	12/01/45	30	32,896
4.500%	01/01/46	14	14,964
4.500%	02/01/46	36	40,337
4.500%	02/01/46	553	615,953
4.500%	03/01/46	8	9,172
4.500%	04/01/46	1	752
4.500%	05/01/46	1	1,235
4.500%	07/01/46	18	19,487
4.500%	08/01/46	3	3,511
4.500%	08/01/46	6	6,433
4.500%	08/01/46	11	12,588
4.500%	08/01/46	96	105,581
4.500%	09/01/46	5	4,918
4.500%	10/01/46	51	55,393
4.500%	10/01/46	79	86,810
4.500%	01/01/47	8	8,830
4.500%	01/01/47	9	10,223
4.500%	01/01/47	24	26,954
4.500%	01/01/47	29	31,672
4.500%	02/01/47	5	5,121
4.500%	02/01/47	9	9,868
4.500%	03/01/47	7	7,707
4.500%	06/01/47	78	84,910
4.500%	06/01/47	329	364,761
4.500%	01/01/48	174	189,470
4.500%	02/01/48	52	58,295
4.500%	02/01/48	54	60,094
4.500%	02/01/48	67	74,248
4.500%	02/01/48	90	98,408
4.500%	03/01/48	58	64,132
4.500%	04/01/48	441	491,433
4.500%	05/01/48	59	64,150
4.500%	06/01/48	137	152,483
4.500%	07/01/48	23	25,177
4.500%	08/01/48	83	91,635
4.500%	05/01/49	48	51,711
4.500%	07/01/49	57	61,678
5.000%	TBA	75	78,751
5.000%	TBA	250	276,658
5.000%	06/01/39	40	46,305
5.000%	12/01/39	64	74,325
5.000%	01/01/40	2	1,943
5.000%	04/01/40	179	207,743
5.000%	05/01/40	12	14,013
5.000%	06/01/40	2	2,349
5.000%	06/01/40	2	2,453
5.000%	06/01/40	9	10,424
5.000%	07/01/40	3	3,383

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/40	7		$7,818
5.000%	08/01/40	30		35,003
5.000%	09/01/40	6		6,666
5.000%	10/01/40	21		24,275
5.000%	02/01/41	116		133,937
5.000%	05/01/41	111		127,690
5.000%	05/01/41	439		510,971
5.000%	05/01/48	69		77,438
5.000%	04/01/49	45		50,638
5.000%	04/01/49	119		133,886
5.500%	04/01/36	49		57,383
5.500%	05/01/36	28		32,698
5.500%	09/01/36	88		102,789
5.500%	08/01/37	65		76,235
5.500%	09/01/41	150		174,814
6.000%	07/01/41	105		125,958
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.880%, Floor 1.530%)
2.838%(c)	05/01/43	53		54,264
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.905%, Floor 1.530%)
3.280%(c)	04/01/43	—	(r)	319
Federal National Mortgage Assoc., 12 Month LIBOR + 1.535% (Cap 7.059%, Floor 1.535%)
2.423%(c)	06/01/43	37		38,449
Federal National Mortgage Assoc., 12 Month LIBOR + 1.695% (Cap 7.552%, Floor 1.695%)
2.695%(c)	08/01/42	27		28,537
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750% (Cap 7.834%, Floor 1.750%)
2.556%(c)	08/01/41	28		28,977
Government National Mortgage Assoc.
2.000%	TBA	300		313,675
2.500%	TBA	5,250		5,556,594
2.500%	12/20/46	318		338,056
2.500%	12/20/50	1,488		1,576,289
3.000%	TBA	2,426		2,536,567
3.000%	07/15/43	69		72,930
3.000%	01/15/44	28		29,446
3.000%	12/15/46	50		52,778
3.000%	02/15/47	112		117,614
3.000%	02/15/47	145		151,882
3.000%	12/20/47	325		343,362
3.000%	01/20/48	449		475,376
3.000%	04/20/49	3,484		3,669,885
3.000%	06/20/50	2,257		2,361,465
3.000%	07/20/50	1,787		1,874,913
3.500%	12/20/47	279		299,854
3.500%	05/20/50	29,257		31,017,884
4.000%	TBA	1,450		1,545,868
4.000%	12/15/40	55		59,815
4.000%	12/15/46	59		63,706
4.000%	05/15/48	75		79,923
4.000%	05/15/48	181		192,093
4.000%	11/20/48	79		84,580
4.000%	11/20/48	2,351		2,523,056
4.500%	TBA	825		883,357
4.500%	01/20/41	89		100,283

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/20/41	13	$13,951
4.500%	04/20/41	33	37,190
4.500%	09/20/43	12	13,650
4.500%	08/20/46	18	20,148
4.500%	09/20/46	15	16,391
4.500%	10/20/46	12	13,342
4.500%	11/20/46	12	13,561
4.500%	10/20/47	10	10,374
4.500%	04/20/48	561	607,236
4.500%	08/20/48	86	92,789
4.500%	09/20/48	586	633,665
5.000%	TBA	500	545,822
5.000%	10/20/39	164	187,555
5.000%	04/20/48	175	191,708
5.000%	11/20/48	68	74,757
5.500%	07/20/40	342	391,695
5.500%	04/20/48	20	22,545
6.000%	09/20/38	68	79,063
6.000%	10/20/38	88	102,548

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $192,740,926)			194,547,440

TOTAL LONG-TERM INVESTMENTS (cost $1,298,624,461)			1,404,973,811

		Shares

SHORT-TERM INVESTMENTS — 44.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)		939,995,948	939,995,948
PGIM Institutional Money Market Fund (cost $105,951,699; includes $105,932,088 of cash collateral for securities on loan)(b)(w)		105,994,898	105,941,900

TOTAL SHORT-TERM INVESTMENTS (cost $1,045,947,647)			1,045,937,848

TOTAL INVESTMENTS — 103.1% (cost $2,344,572,108)			2,450,911,659
Liabilities in excess of other assets(z) — (3.1)%			(73,099,172)

NET ASSETS — 100.0%			$2,377,812,487

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,510,983 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $104,466,383; cash collateral of $105,932,088 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Government National Mortgage Assoc. (proceeds receivable $12,964,969)	3.500%	TBA	01/21/21	$(12,300)	$(13,035,212)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
56	2 Year U.S. Treasury Notes	Mar. 2021	$12,374,687	$6,443
885	5 Year U.S. Treasury Notes	Mar. 2021	111,655,193	239,539
642	10 Year Australian Treasury Bonds	Mar. 2021	72,871,513	147,124
609	10 Year Canadian Government Bonds	Mar. 2021	71,334,669	95,265
301	10 Year Euro-Bund	Mar. 2021	65,321,186	271,834
978	10 Year U.S. Treasury Notes	Mar. 2021	135,040,383	126,488
127	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	27,122,437	(380,113)
193	Euro STOXX 50 Index	Mar. 2021	8,370,135	114,103
239	FTSE/MIB Index	Mar. 2021	32,305,502	449,608
340	IBEX 35 Index	Jan. 2021	33,522,540	(331,606)
1,046	Mini MSCI EAFE Index	Mar. 2021	111,440,840	2,261,170
861	Mini MSCI Emerging Markets Index	Mar. 2021	55,457,010	1,572,814
1,484	S&P 500 E-Mini Index	Mar. 2021	29,160,960	6,515,218
70	S&P/TSX 60 Index	Mar. 2021	11,316,364	(140,399)
237	TOPIX Index	Mar. 2021	41,418,479	767,255

				11,714,743

Short Positions:
4	5 Year U.S. Treasury Notes	Mar. 2021	504,656	(1,117)
2,029	10 Year U.S. Treasury Notes	Mar. 2021	280,160,466	(284,180)
97	10 Year U.S. Ultra Treasury Notes	Mar. 2021	15,166,860	51,898
21	20 Year U.S. Treasury Bonds	Mar. 2021	3,636,938	4,113
23	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	4,911,938	28,771
88	FTSE 100 Index	Mar. 2021	7,725,828	108,881
87	S&P 500 E-Mini Index	Mar. 2021	16,307,280	(382,294)

				(473,928)

				$11,240,815

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/17/21	Goldman Sachs International	AUD	29,843	$22,214,012	$23,021,755	$807,743	$—
Canadian Dollar,
Expiring 03/17/21	Goldman Sachs International	CAD	30,430	23,761,817	23,910,948	149,131	—
Euro,
Expiring 01/06/21	UBS AG	EUR	4,536	5,550,545	5,541,766	—	(8,779)
Expiring 03/17/21	Goldman Sachs International	EUR	84,469	102,954,155	103,372,018	417,863	—
Japanese Yen,
Expiring 03/17/21	Canadian Imperial Bank of Commerce	JPY	2,394,066	23,075,219	23,206,660	131,441	—

				$177,555,748	$179,053,147	1,506,178	(8,779)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/06/21	BNP Paribas S.A.	GBP	572	$764,346	$782,264	$—	$(17,918)
Euro,
Expiring 01/06/21	BNP Paribas S.A.	EUR	92	111,395	112,412	—	(1,017)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/06/21	Goldman Sachs International	EUR	4,771	$5,688,358	$5,829,514	$—	$(141,156)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	EUR	100	120,834	122,186	—	(1,352)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	EUR	19	22,909	23,216	—	(307)
Expiring 01/06/21	UBS AG	EUR	4,771	5,713,731	5,829,515	—	(115,784)
Expiring 02/03/21	UBS AG	EUR	4,536	5,554,291	5,545,285	9,006	—
Expiring 03/17/21	RBC Capital Markets	EUR	7,553	9,180,647	9,243,542	—	(62,895)
Expiring 03/17/21	UBS AG	EUR	18,400	22,428,361	22,517,637	—	(89,276)
Japanese Yen,
Expiring 03/17/21	RBC Capital Markets	JPY	562,851	5,417,098	5,455,946	—	(38,848)

				$55,001,970	$55,461,517	9,006	(468,553)

						$1,515,184	$(477,332)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Buy Protection(1):
Nordstrom, Inc.	06/20/25	1.000%(Q)	43	$2,684	$9,205	$(6,521)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
CenturyLink, Inc.	12/20/23	1.000%(Q)		152	1.838%	$(3,642)	$(7,810)	$4,168	Barclays Bank PLC
CenturyLink, Inc.	06/20/25	1.000%(Q)		150	2.696%	(10,622)	(20,357)	9,735	Barclays Bank PLC
GKN Holdings Ltd.	12/20/25	1.000%(Q)	EUR	10	1.878%	(511)	(520)	9	Citibank, N.A.
Rolls-Royce Holdings PLC	06/20/25	1.000%(Q)	EUR	14	2.915%	(1,338)	(2,224)	886	Citibank, N.A.
Rolls-Royce Holdings PLC	06/20/25	1.000%(Q)	EUR	6	2.915%	(610)	(1,014)	404	Citibank, N.A.

						$(16,723)	$(31,925)	$15,202

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	2,693	2.932%	$109,710	$255,293	$145,583
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	15,000	0.628%	235,425	249,884	14,459

					$345,135	$505,177	$160,042

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	3,888	$1,107,506	$—	$1,107,506
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	4,057	988,706	—	988,706
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	4,197	892,859	—	892,859
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	11,517	2,970,048	—	2,970,048
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	16,811	4,003,610	—	4,003,610
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/21	66,323	3,986,437	—	3,986,437
MSCI US REIT Index(Q)	3 Month LIBOR plus 22bps(Q)	JPMorgan Chase Bank, N.A.	10/08/21	20,242	1,729,060	—	1,729,060
MSCI US REIT Index(Q)	3 Month LIBOR plus 22bps(Q)	JPMorgan Chase Bank, N.A.	10/08/21	200,810	8,100,050	—	8,100,050
MSCI US REIT Index(Q)	3 Month LIBOR plus 29bps(Q)	JPMorgan Chase Bank, N.A.	10/08/21	7,036	37,333	—	37,333

					$23,815,609	$—	$23,815,609

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$9,205	$(31,925)	$23,830,811	$(6,521)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$286,697	$—
Goldman Sachs & Co. LLC	52,316,040	—

Total	$52,602,737	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$395,352	$—	$—
Australia	—	10,064,770	—
Austria	—	701,017	—
Belgium	—	483,507	—
Brazil	445,209	2,228,591	—
Canada	12,280,363	—	722
China	9,522,151	19,856,842	—
Czech Republic	—	121,418	—
Denmark	—	4,975,087	—
Finland	—	1,522,733	—
France	—	16,962,039	—
Germany	—	13,883,815	—
Hong Kong	—	4,025,414	235,269
Hungary	—	432,166	—
India	—	8,144,971	—
Indonesia	—	692,273	—
Ireland	—	364,142	—
Israel	287,108	528,126	—
Italy	—	3,030,010	—
Ivory Coast	20,012	—	—
Japan	82,646	35,936,322	—
Kazakhstan	—	51,716	—
Luxembourg	—	28,132	—
Macau	—	383,478	—
Malaysia	—	1,481,682	—
Mexico	840,162	24,265	—
Netherlands	—	7,994,831	—
New Zealand	—	357,434	—
Norway	—	1,309,550	—
Philippines	—	246,315	—
Poland	—	303,887	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Portugal	$—	$506,652	$—
Russia	35,907	1,004,925	—
Saudi Arabia	—	81	—
Singapore	—	1,832,292	—
South Africa	—	2,569,103	—
South Korea	—	9,575,635	—
Spain	—	2,546,607	—
Sweden	—	4,374,826	—
Switzerland	—	13,522,267	—
Taiwan	10,570	11,915,485	—
Tanzania	—	112,062	—
Thailand	—	1,099,513	—
Turkey	—	367,623	—
United Arab Emirates	—	87,671	—
United Kingdom	377,124	14,194,015	—
United States	273,377,338	12,168	35,921
Exchange-Traded Fund
United States	7,204,856	—	—
Preferred Stocks
Brazil	—	2,001,141	—
Colombia	—	11,430	—
Germany	—	1,194,655	—
Russia	—	35,077	—
South Korea	—	97,440	—
United States	—	—	369,313
Rights
Australia	—	895	—
Spain	—	10,002	—
United States	5,171	—	—
Warrants
Switzerland	13,237	—	—
United States	—	87,030	—
Asset-Backed Securities
Cayman Islands	—	248,505	—
United States	—	72,026,605	—
Bank Loans
Canada	—	1,229,372	—
Luxembourg	—	3,755,415	—
Saint Lucia	—	192,571	—
United Kingdom	—	1,234,481	—
United States	—	19,943,674	2,425,807
Commercial Mortgage-Backed Securities
United States	—	33,204,304	—
Convertible Bonds
Austria	—	122,317	—
France	—	31,020	—
Spain	—	117,510	—
United States	—	2,325,230	143,203
Corporate Bonds
Australia	—	42,347	—
Austria	—	129,574	—
Belgium	—	425,603	—
Bermuda	—	213,799	—
Brazil	—	314,309	—
Canada	—	15,853,584	—
Chile	—	426,295	—
China	—	9,850,505	—
Finland	—	293,973	—
France	—	3,529,881	—

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Germany	$—	$4,576,698	$—
India	—	210,845	—
Ireland	—	1,083,678	—
Italy	—	3,075,807	—
Japan	—	8,529,264	—
Luxembourg	—	5,405,177	—
Netherlands	—	5,494,236	—
Norway	—	827,217	—
Peru	—	472,417	—
Poland	—	213,130	—
Portugal	—	111,170	—
South Korea	—	200,181	—
Spain	—	2,060,215	—
Sweden	—	2,104,517	—
Switzerland	—	2,599,173	—
United Kingdom	—	14,719,526	—
United States	—	449,830,240	300,748
Municipal Bonds
California	—	1,948,823	—
District of Columbia	—	36,628	—
Florida	—	35,709	—
Illinois	—	212,095	—
Maryland	—	56,909	—
Massachusetts	—	32,041	—
New Jersey	—	167,731	—
New York	—	633,376	—
Ohio	—	163,328	—
Oregon.	—	290,418	—
Texas	—	574,585	—
Residential Mortgage-Backed Securities
United States	—	24,192,356	—
Sovereign Bonds
Indonesia	—	560,233	—
Israel	—	541,604	—
Mexico	—	1,306,254	—
Peru	—	304,213	—
Uruguay	—	644,386	—
U.S. Government Agency Obligations	—	194,547,440	—
Affiliated Mutual Funds	1,045,937,848	—	—

Total	$1,350,835,054	$1,096,565,622	$3,510,983

Other Financial Instruments*
Assets
Futures Contracts	$12,762,230	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,515,184	—
Centrally Cleared Credit Default Swap Agreements	—	160,042	—
OTC Credit Default Swap Agreement	—	2,684	—
OTC Total Return Swap Agreements	—	23,815,609	—

Total	$12,762,230	$25,493,519	$—

Liabilities
Forward Commitment Contract	$—	$(13,035,212)	$—
Futures Contracts	(1,521,415)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(477,332)	—
OTC Credit Default Swap Agreements	—	(16,723)	—

Total	$(1,521,415)	$(13,529,267)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	44.0%
U.S. Government Agency Obligations	8.2
Banks	5.0
Automobiles	2.7
Software	2.4
Telecommunications	1.7
Media	1.7
Pharmaceuticals	1.6
Commercial Mortgage-Backed Securities	1.4
Semiconductors & Semiconductor Equipment	1.3
Insurance	1.2
Chemicals	1.2
Internet & Direct Marketing Retail	1.2
Real Estate Investment Trusts (REITs)	1.1
Commercial Services	1.1
Entertainment	1.1
Residential Mortgage-Backed Securities	1.0
Interactive Media & Services	1.0
Diversified Financial Services	1.0
Oil & Gas	0.9
Technology Hardware, Storage & Peripherals	0.9
IT Services	0.9
Aerospace & Defense	0.9
Healthcare-Services	0.8
Food Products	0.8
Consumer Loans	0.7
Retail	0.7
Oil, Gas & Consumable Fuels	0.7
Biotechnology	0.7
Machinery	0.7
Agriculture	0.6
Internet	0.5
Computers	0.5
Textiles, Apparel & Luxury Goods	0.5
Electric Utilities	0.5
Mining	0.5
Electric	0.4
Pipelines	0.4
Capital Markets	0.4
Auto Manufacturers	0.4
Health Care Equipment & Supplies	0.4
Specialty Retail	0.4
Auto Parts & Equipment	0.4
Personal Products	0.4
Healthcare-Products	0.4
Airlines	0.4
Equity Real Estate Investment Trusts (REITs)	0.3
Foods	0.3
Metals & Mining	0.3
Beverages	0.3
Hotels, Restaurants & Leisure	0.3

Exchange-Traded Fund	0.3%
Food & Staples Retailing	0.3
Packaging & Containers	0.3
Industrial Conglomerates	0.3
Household Products	0.3
Multi-Utilities	0.3
Investment Companies	0.3
Wireless Telecommunication Services	0.3
Health Care Providers & Services	0.2
Machinery-Diversified	0.2
Semiconductors	0.2
Professional Services	0.2
Municipal Bonds	0.2
Life Sciences Tools & Services	0.2
Sovereign Bonds	0.2
Advertising	0.2
Apparel	0.2
Electronic Equipment, Instruments & Components	0.1
Electrical Equipment	0.1
Lodging	0.1
Diversified Telecommunication Services	0.1
Environmental Control	0.1
Communications Equipment	0.1
Road & Rail	0.1
Engineering & Construction	0.1
Commercial Services & Supplies	0.1
Thrifts & Mortgage Finance	0.1
Air Freight & Logistics	0.1
Distribution/Wholesale	0.1
Consumer Finance	0.1
Iron/Steel	0.1
Energy Equipment & Services	0.1
Cosmetics/Personal Care	0.1
Tobacco	0.1
Building Materials	0.0	*
Real Estate Management & Development	0.0	*
Home Builders	0.0	*
Building Products	0.0	*
Oil & Gas Services	0.0	*
Auto Components	0.0	*
Miscellaneous Manufacturing	0.0	*
Trading Companies & Distributors	0.0	*
Electronics	0.0	*
Leisure Time	0.0	*
Real Estate	0.0	*
Construction & Engineering	0.0	*
Multiline Retail	0.0	*
Toys/Games/Hobbies	0.0	*
Household Products/Wares	0.0	*
Electrical Components & Equipment	0.0	*
Health Care Technology	0.0	*
Household Durables	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Food Service	0.0	*%
Gas	0.0	*
Diversified Consumer Services	0.0	*
Metal Fabricate/Hardware	0.0	*
Distributors	0.0	*
Marine	0.0	*
Transportation	0.0	*
Office/Business Equipment	0.0	*
Water	0.0	*
Machinery-Construction & Mining	0.0	*
Containers & Packaging	0.0	*
Gas Utilities	0.0	*
Transportation Infrastructure	0.0	*
Construction Materials	0.0	*
Student Loan	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Leisure Products	0.0	*

Collateralized Loan Obligation	0.0	*%
Housewares	0.0	*
Shipbuilding	0.0	*
Paper & Forest Products	0.0	*
Hand/Machine Tools	0.0	*
Private Equity	0.0	*
Office Furnishings	0.0	*
Trucking & Leasing	0.0	*
Energy-Alternate Sources	0.0	*
Home Furnishings	0.0	*
Water Utilities	0.0	*

	103.1
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$13,949,166		—	$—
Credit contracts	Due from/to broker-variation margin swaps	160,042	*	—	—
Credit contracts	Premiums paid for OTC swap agreements	9,205		Premiums received for OTC swap agreements	31,925
Credit contracts	Unrealized appreciation on OTC swap agreements	15,202		Unrealized depreciation on OTC swap agreements	6,521
Equity contracts	Due from/to broker-variation margin futures	11,789,049	*	Due from/to broker-variation margin futures	854,299	*
Equity contracts	Unaffiliated investments	116,335		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	9,866,443		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,515,184		Unrealized depreciation on OTC forward foreign currency exchange contracts	477,332
Interest rate contracts	Due from/to broker-variation margin futures	971,475	*	Due from/to broker-variation margin futures	665,410	*

		$38,392,101			$2,035,487

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(19,743,706)
Credit contracts	—	—	—	—	3,086,754
Equity contracts	23,238	—	117,824,912	—	(38,505,972)
Foreign exchange contracts	—	—	—	7,377,033	—
Interest rate contracts	—	(9,721)	(2,341,554)	—	(91,559)

Total	$23,238	$(9,721)	$115,483,358	$7,377,033	$(55,254,483)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$14,328,458
Credit contracts	—	—	—	—	—	229,430
Equity contracts	(19,734)	100,267	—	4,221,491	—	12,554,716
Foreign exchange contracts	—	—	—	—	(512,632)	—
Interest rate contracts	—	—	9,384	478,401	—	—

Total	$(19,734)	$100,267	$9,384	$4,699,892	$(512,632)	$27,112,604

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$3,956	$667,788,414	$130,530,807	$171,018,737

Forward Foreign Currency Exchange Contracts—Sold(3)	Credit Default Swap Agreements— Buy Protection(2)
$66,909,081	$673,827

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$37,856,992	$323,835,106	$2,020,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$104,466,383	$(104,466,383)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$23,108	$(34,688)	$(11,580)	$11,580	$—
BNP Paribas S.A.	—	(18,935)	(18,935)	—	(18,935)
Canadian Imperial Bank of Commerce	131,441	—	131,441	—	131,441
Citibank, N.A.	1,299	(3,758)	(2,459)	—	(2,459)
Goldman Sachs International	1,374,737	(141,156)	1,233,581	—	1,233,581
JPMorgan Chase Bank, N.A.	23,815,609	—	23,815,609	(23,020,000)	795,609
Morgan Stanley & Co. International PLC	—	(1,659)	(1,659)	—	(1,659)
RBC Capital Markets	—	(101,743)	(101,743)	—	(101,743)
UBS AG	9,006	(213,839)	(204,833)	—	(204,833)

	$25,355,200	$(515,778)	$24,839,422	$(23,008,420)	$1,831,002

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $104,466,383:
Unaffiliated investments (cost $1,298,624,461)	$1,404,973,811
Affiliated investments (cost $1,045,947,647)	1,045,937,848
Foreign currency, at value (cost $61,704,598)	61,938,022
Cash	33,574
Cash segregated for counterparty — OTC	20,000
Deposit with broker for centrally cleared/exchange-traded derivatives	52,602,737
Unrealized appreciation on OTC swap agreements	23,830,811
Receivable for investments sold	15,282,767
Dividends and interest receivable	7,596,642
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,515,184
Tax reclaim receivable	1,170,708
Due from broker-variation margin futures	1,073,247
Receivable for Portfolio shares sold	109,465
Receivable from affiliate	94,325
Due from broker-variation margin swaps	14,567
Premiums paid for OTC swap agreements	9,205
Prepaid expenses and other assets	153,489

Total Assets	2,616,356,402

LIABILITIES
Payable to broker for collateral for securities on loan	105,932,088
Payable for investments purchased	93,055,528
Cash segregated from counterparty — OTC	23,020,000
Forward commitment contracts, at value (proceeds receivable $12,964,969)	13,035,212
Accrued expenses and other liabilities	829,377
Management fee payable	777,917
Payable for Portfolio shares purchased	583,954
Unrealized depreciation on OTC forward foreign currency exchange contracts	477,332
Payable to affiliate	459,828
Foreign capital gains tax liability accrued	265,679
Distribution fee payable	64,687
Premiums received for OTC swap agreements	31,925
Unrealized depreciation on OTC swap agreements	6,521
Trustees’ fees payable	3,466
Affiliated transfer agent fee payable	401

Total Liabilities	238,543,915

NET ASSETS	$2,377,812,487

Net assets were comprised of:
Partners’ Equity	$2,377,812,487

Net asset value and redemption price per share, $2,377,812,487 / 145,349,130 outstanding shares of beneficial interest	$16.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$27,859,881
Unaffiliated dividend income (net of $641,646 foreign withholding tax, of which $151,209 is reimbursable by an affiliate)	10,870,224
Affiliated dividend income	5,667,085
Income from securities lending, net (including affiliated income of $232,137)	266,014

Total income	44,663,204

EXPENSES
Management fee	17,464,081
Distribution fee	5,392,237
Custodian and accounting fees	1,229,565
Audit fee.	80,164
Trustees’ fees	37,621
Legal fees and expenses	32,895
Shareholders’ reports	15,495
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	142,844

Total expenses	24,401,937
Less: Fee waiver and/or expense reimbursement	(1,324,126)

Net expenses	23,077,811

NET INVESTMENT INCOME (LOSS)	21,585,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(220,600)) (net of foreign capital gains taxes $(37,764))	(73,191,050)
Futures transactions	115,483,358
Forward currency contract transactions	7,377,033
Swap agreements transactions	(55,254,483)
Foreign currency transactions	3,978,719

(1,606,423)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(17,270)) (net of change in foreign capital gains taxes $(154,433))	11,616,925
Futures	4,699,892
Forward currency contracts	(512,632)
Swap agreements	27,112,604
Foreign currencies	262,229
Unfunded loan commitment	(13,479)

43,165,539

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	41,559,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,144,509

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$21,585,393	$49,840,095
Net realized gain (loss) on investment and foreign currency transactions	(1,606,423)	115,717,522
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	43,165,539	217,065,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,144,509	382,623,334

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [64,394,097 and 8,538,351 shares, respectively]	853,422,589	119,641,891
Portfolio shares purchased [77,192,924 and 11,403,656 shares, respectively]	(1,009,643,488)	(169,582,461)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(156,220,899)	(49,940,570)

CAPITAL CONTRIBUTIONS	—	1,642

TOTAL INCREASE (DECREASE)	(93,076,390)	332,684,406
NET ASSETS:
Beginning of year	2,470,888,877	2,138,204,471

End of year.	$2,377,812,487	$2,470,888,877

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 85.8%
COMMON STOCKS — 55.8%	Shares	Value
Aerospace & Defense — 0.5%
AeroVironment, Inc.*	8,500	$738,650
Airbus SE (France)*	34,600	3,801,964
CAE, Inc. (Canada)	55,000	1,523,961
Elbit Systems Ltd. (Israel)	3,864	509,546
HEICO Corp.	11,739	1,554,244
Kratos Defense & Security Solutions, Inc.*	44,200	1,212,406
Lockheed Martin Corp.	21,142	7,504,987
Mercury Systems, Inc.*	15,200	1,338,512
Northrop Grumman Corp.	12,548	3,823,627
Singapore Technologies Engineering Ltd. (Singapore)	130,608	379,209
TransDigm Group, Inc.*	1,211	749,427

		23,136,533

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	34,390	1,077,783
Deutsche Post AG (Germany)	129,149	6,508,353
Expeditors International of Washington, Inc.	17,100	1,626,381
FedEx Corp.	5,643	1,465,036
SG Holdings Co. Ltd. (Japan)	35,900	979,962
ZTO Express Cayman, Inc. (China)*	4,000	116,608

		11,774,123

Airlines — 0.1%
Azul SA (Brazil), ADR*	4,100	93,562
Deutsche Lufthansa AG (Germany)*(a)	79,778	1,053,787
JetBlue Airways Corp.*	50,300	731,362
Ryanair Holdings PLC (Ireland)*	6,600	130,890
Ryanair Holdings PLC (Ireland), ADR*	30,900	3,398,382
Spirit Airlines, Inc.*(a)	18,900	462,105

		5,870,088

Auto Components — 0.2%
Autoliv, Inc. (Sweden)(a)	24,900	2,293,290
BorgWarner, Inc.	39,172	1,513,606
Dana, Inc.	20,400	398,208
Denso Corp. (Japan)	90,892	5,410,766
Gentex Corp.	37,714	1,279,636

		10,895,506

Automobiles — 0.7%
General Motors Co.	108,988	4,538,260
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	236,000	263,987
Hyundai Motor Co. (South Korea)	2,024	359,419
Isuzu Motors Ltd. (Japan)	228,131	2,165,770
Kia Motors Corp. (South Korea)	4,660	268,634
Peugeot SA (France)*	54,491	1,498,479
Suzuki Motor Corp. (Japan)	87,700	4,067,721
Tesla, Inc.*(a)	3,429	2,419,743
Toyota Motor Corp. (Japan)	214,482	16,543,250
XPeng, Inc. (China), ADR*(a)	7,600	325,508

		32,450,771

COMMON STOCKS (continued)	Shares	Value
Banks — 3.0%
Absa Group Ltd. (South Africa)	52,798	$432,977
Axis Bank Ltd. (India)*	97,890	834,533
Banco do Brasil SA (Brazil)	37,200	277,834
Banco Santander SA (Spain)*	2,655,052	8,251,239
Bank Central Asia Tbk PT (Indonesia)	193,700	467,516
Bank Mandiri Persero Tbk PT (Indonesia)	867,300	390,556
Bank of America Corp.	217,600	6,595,456
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	45,000	1,402,200
Bank OZK(a)	59,900	1,873,073
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	6,480,300	1,926,047
BankUnited, Inc.	56,500	1,965,070
BNP Paribas SA (France)*	240,605	12,737,513
Boston Private Financial Holdings, Inc.	109,260	923,247
Byline Bancorp, Inc.	27,800	429,510
Camden National Corp.	17,550	627,939
Capitec Bank Holdings Ltd. (South Africa)*	3,330	325,843
China Construction Bank Corp. (China) (Class H Stock)	940,000	714,984
China Merchants Bank Co. Ltd. (China) (Class H Stock)	33,900	214,575
Citigroup, Inc.	81,167	5,004,757
Citizens Financial Group, Inc.	17,274	617,718
Comerica, Inc.	13,856	773,996
Commonwealth Bank of Australia (Australia)	82,082	5,220,666
DBS Group Holdings Ltd. (Singapore)	33,783	641,377
DNB ASA (Norway)*	20,029	388,524
E.Sun Financial Holding Co. Ltd. (Taiwan)	260,696	236,861
Eastern Bankshares, Inc.*	26,200	427,322
Erste Group Bank AG (Austria)*	136,240	4,169,204
First Foundation, Inc.	102,400	2,048,000
First Horizon Corp.	112,466	1,435,066
First Northwest Bancorp	33,300	519,480
FNB Corp.	277,154	2,632,963
Great Western Bancorp, Inc.	61,100	1,276,990
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)*	96,200	530,080
Hana Financial Group, Inc. (South Korea)	12,109	387,319
Hanmi Financial Corp.	51,040	578,794
HBT Financial, Inc.	38,900	589,335
HDFC Bank Ltd. (India)*	25,575	504,589
ICICI Bank Ltd. (India)*	96,175	709,162
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	568,000	368,877
Intesa Sanpaolo SpA (Italy)*	682,505	1,599,537
JPMorgan Chase & Co.	19,898	2,528,439
KB Financial Group, Inc. (South Korea)	13,442	540,321
KBC Group NV (Belgium)*	110,712	7,804,326
Kotak Mahindra Bank Ltd. (India)*	17,299	473,375
Lloyds Banking Group PLC (United Kingdom)*	10,640,505	5,292,625
Mediobanca Banca di Credito Finanziario SpA (Italy)*	578,064	5,349,911

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,202,100	$5,313,698
Old Second Bancorp, Inc.	40,100	405,010
Orrstown Financial Services, Inc.	15,732	260,365
OTP Bank Nyrt (Hungary)*	3,920	176,708
People’s United Financial, Inc.	46,136	596,538
Professional Holding Corp. (Class A Stock)*	27,700	427,411
Qatar National Bank QPSC (Qatar)	29,195	143,219
Resona Holdings, Inc. (Japan)	358,972	1,253,626
Sberbank of Russia PJSC (Russia)	161,836	593,725
Shinsei Bank Ltd. (Japan)	328,080	4,047,401
Siam Commercial Bank PCL (The) (Thailand)	43,000	126,172
Standard Chartered PLC (United Kingdom)*	856,649	5,423,038
Sterling Bancorp	91,100	1,637,978
Sumitomo Mitsui Financial Group, Inc. (Japan)	251,799	7,769,210
Swedbank AB (Sweden) (Class A Stock)*	16,848	294,754
TCF Financial Corp.	20,100	744,102
Unicaja Banco SA (Spain), 144A*	1,128,879	996,484
United Community Banks, Inc.	45,100	1,282,644
United Overseas Bank Ltd. (Singapore)	330,020	5,643,767
Univest Financial Corp.	48,600	1,000,188
Wells Fargo & Co.	239,959	7,241,963
Western Alliance Bancorp	26,580	1,593,471

		140,011,198

Beverages — 0.4%
Ambev SA (Brazil)	65,500	197,939
Anheuser-Busch InBev SA/NV (Belgium)	69,500	4,862,294
Asahi Group Holdings Ltd. (Japan)	17,283	712,341
Boston Beer Co., Inc. (The) (Class A Stock)*	1,408	1,399,960
Coca-Cola Co. (The)	54,390	2,982,748
Diageo PLC (United Kingdom)	60,841	2,396,798
Keurig Dr. Pepper, Inc.	42,082	1,346,624
Kirin Holdings Co. Ltd. (Japan)	12,621	297,594
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	1,100	337,077
Monster Beverage Corp.*	33,036	3,055,169
PepsiCo, Inc.	3,993	592,162
Shanghai Bairun Investment Holding Group Co. Ltd. (China) (Class A Stock)	21,400	342,598
Thai Beverage PCL (Thailand)	841,500	470,018
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	16,000	167,709

		19,161,031

Biotechnology — 1.8%
89bio, Inc.*	23,700	577,569
AbbVie, Inc.	20,950	2,244,793
Acceleron Pharma, Inc.*	13,400	1,714,396
Alexion Pharmaceuticals, Inc.*	32,064	5,009,679
Amgen, Inc.	20,326	4,673,354

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Argenx SE (Netherlands), ADR*(a)	5,000	$1,470,450
Ascendis Pharma A/S (Denmark), ADR*	4,900	817,222
Aurinia Pharmaceuticals, Inc. (Canada)*(a)	62,600	865,758
Black Diamond Therapeutics, Inc.*(a)	15,100	483,955
Blueprint Medicines Corp.*	51,659	5,793,557
CRISPR Therapeutics AG (Switzerland)*(a)	7,600	1,163,636
CSL Ltd. (Australia)	66,820	14,660,838
Deciphera Pharmaceuticals, Inc.*	19,200	1,095,744
Exelixis, Inc.*	61,024	1,224,752
FibroGen, Inc.*(a)	15,400	571,186
Immunic, Inc.*(a)	32,900	503,041
ImmunoGen, Inc.*	113,400	731,430
KalVista Pharmaceuticals, Inc.*	29,500	560,205
Kura Oncology, Inc.*	22,800	744,648
Mirati Therapeutics, Inc.*	6,300	1,383,732
Natera, Inc.*	15,500	1,542,560
Novavax, Inc.*(a)	8,000	892,080
PolarityTE, Inc.*(a)	16,300	11,084
PTC Therapeutics, Inc.*	49,540	3,023,426
Regeneron Pharmaceuticals, Inc.*	24,083	11,634,738
REVOLUTION Medicines, Inc.*	16,100	637,399
Sarepta Therapeutics, Inc.*(a)	12,077	2,059,008
Seagen, Inc.*	6,570	1,150,670
Stoke Therapeutics, Inc.*(a)	16,900	1,046,617
Turning Point Therapeutics, Inc.*	11,300	1,376,905
United Therapeutics Corp.*	19,480	2,956,869
Vertex Pharmaceuticals, Inc.*	35,072	8,288,916
Viela Bio, Inc.*(a)	25,500	917,235
Zai Lab Ltd. (China)*	2,000	269,399

		82,096,851

Building Products — 0.5%
Assa Abloy AB (Sweden) (Class B Stock)	413,500	10,207,160
Builders FirstSource, Inc.*	58,266	2,377,835
Gibraltar Industries, Inc.*	22,000	1,582,680
Masco Corp.	12,620	693,217
Nibe Industrier AB (Sweden) (Class B Stock)	59,703	1,959,861
Owens Corning	30,595	2,317,877
Simpson Manufacturing Co., Inc.	24,018	2,244,482
Trane Technologies PLC	11,203	1,626,227
Trex Co., Inc.*(a)	13,716	1,148,304

		24,157,643

Capital Markets — 2.5%
Apollo Global Management, Inc.	33,300	1,631,034
B3 SA - Brasil Bolsa Balcao (Brazil)	218,600	2,597,388
Bank of New York Mellon Corp. (The)	175,873	7,464,050
Brightsphere Investment Group, Inc.	65,400	1,260,912
Cboe Global Markets, Inc.	9,898	921,702
Cohen & Steers, Inc.	10,100	750,430
Cowen, Inc. (Class A Stock)(a)	64,900	1,686,751
Deutsche Boerse AG (Germany)	50,666	8,633,879
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	152,000	8,362,982

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Intercontinental Exchange, Inc.	23,892	$2,754,509
Lazard Ltd. (Class A Stock)	18,046	763,346
London Stock Exchange Group PLC (United Kingdom)	75,648	9,344,194
Macquarie Group Ltd. (Australia)	48,528	5,202,278
Moody’s Corp.	49,754	14,440,601
Morgan Stanley	53,607	3,673,688
MSCI, Inc.	27,893	12,455,061
Nasdaq, Inc.	11,070	1,469,432
Natixis SA (France)*	356,700	1,224,123
Partners Group Holding AG (Switzerland)	2,979	3,549,207
Raymond James Financial, Inc.	18,708	1,789,794
S&P Global, Inc.	48,166	15,833,609
Standard Life Aberdeen PLC (United Kingdom)	21,370	82,573
State Street Corp.	16,966	1,234,785
UBS Group AG (Switzerland)(a)	521,600	7,370,208
Virtu Financial, Inc. (Class A Stock)	149,010	3,750,582

		118,247,118

Chemicals — 1.2%
Albemarle Corp.	11,800	1,740,736
Ashland Global Holdings, Inc.	16,410	1,299,672
Dow, Inc.	62,475	3,467,363
Element Solutions, Inc.	63,300	1,122,309
Hansol Chemical Co. Ltd. (South Korea)	860	156,130
Huntsman Corp.	85,695	2,154,372
Innospec, Inc.	9,600	871,008
LG Chem Ltd. (South Korea)	1,576	1,201,674
Linde PLC (United Kingdom)	76,200	19,906,571
Livent Corp.*(a)	52,600	990,984
Quaker Chemical Corp.(a)	3,500	886,865
RPM International, Inc.	15,314	1,390,205
Scotts Miracle-Gro Co. (The)	5,265	1,048,472
Sherwin-Williams Co. (The)	10,200	7,496,082
Shin-Etsu Chemical Co. Ltd. (Japan)	48,000	8,402,543
Sika AG (Switzerland)	9,749	2,674,340
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	6,290	308,776
Tikkurila OYJ (Finland)	23,835	729,761
Tronox Holdings PLC (Class A Stock)	59,800	874,276

		56,722,139

Commercial Services & Supplies — 0.4%
Brink’s Co. (The)(a)	33,700	2,426,400
Casella Waste Systems, Inc. (Class A Stock)*	12,500	774,375
Copart, Inc.*	17,215	2,190,609
Harsco Corp.*	94,900	1,706,302
Heritage-Crystal Clean, Inc.*	9,200	193,844
Montrose Environmental Group, Inc.*	26,200	811,152
Park24 Co. Ltd. (Japan)*	17,968	311,425
Rentokil Initial PLC (United Kingdom)*	208,342	1,453,954
Republic Services, Inc.	14,904	1,435,255
Secom Co. Ltd. (Japan)	2,893	266,961
Tetra Tech, Inc.	12,200	1,412,516
Waste Connections, Inc.	23,513	2,411,728

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (cont’d.)
Waste Management, Inc.	43,712	$5,154,956

		20,549,477

Communications Equipment — 0.2%
Cisco Systems, Inc.	52,708	2,358,683
Juniper Networks, Inc.	43,250	973,558
Motorola Solutions, Inc.	5,772	981,586
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	482,721	5,746,392

		10,060,219

Construction & Engineering — 0.3%
Dycom Industries, Inc.*	29,300	2,212,736
Quanta Services, Inc.	7,800	561,756
SHO-BOND Holdings Co. Ltd. (Japan)	71,100	3,459,027
Taisei Corp. (Japan)	42,398	1,458,729
Vinci SA (France)	54,318	5,411,451

		13,103,699

Construction Materials — 0.4%
China Jushi Co. Ltd. (China) (Class A Stock)	112,800	345,442
CRH PLC (Ireland)	175,967	7,339,659
CRH PLC (Ireland), ADR(a)	125,200	5,331,016
Eagle Materials, Inc.	13,700	1,388,495
HeidelbergCement AG (Germany)	62,100	4,745,306

		19,149,918

Consumer Finance — 0.3%
Capital One Financial Corp.	30,151	2,980,426
Discover Financial Services	16,102	1,457,714
FirstCash, Inc.	21,400	1,498,856
OneMain Holdings, Inc.	47,247	2,275,415
Shriram Transport Finance Co. Ltd. (India)	14,995	215,703
Synchrony Financial	113,131	3,926,777

		12,354,891

Containers & Packaging — 0.1%
Crown Holdings, Inc.*	16,980	1,701,396
Graphic Packaging Holding Co.	53,750	910,525
International Paper Co.	12,300	611,556

		3,223,477

Diversified Consumer Services — 0.1%
Laureate Education, Inc. (Class A Stock)*	71,300	1,038,128
New Oriental Education & Technology Group, Inc. (China)*	900	161,966
New Oriental Education & Technology Group, Inc. (China), ADR*	3,920	728,375
TAL Education Group (China), ADR*	2,900	207,379
Terminix Global Holdings, Inc.*	25,000	1,275,250
WW International, Inc.*	29,000	707,600

		4,118,698

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	20,646	$4,787,188
Investor AB (Sweden) (Class B Stock)	101,400	7,444,621
M&G PLC (United Kingdom)	169,167	457,786
ORIX Corp. (Japan)	451,808	6,946,220
Voya Financial, Inc.	27,345	1,608,159

		21,243,974

Diversified Telecommunication Services — 0.4%
Cellnex Telecom SA (Spain), 144A	135,585	8,158,427
Cogent Communications Holdings, Inc.	13,730	822,015
Deutsche Telekom AG (Germany)	80,597	1,480,345
HKT Trust & HKT Ltd. (Hong Kong)	917,232	1,191,217
Liberty Global PLC (United Kingdom) (Class C Stock)*	104,909	2,481,098
Verizon Communications, Inc.	49,285	2,895,494
Vonage Holdings Corp.*	67,100	863,913

		17,892,509

Electric Utilities — 1.2%
American Electric Power Co., Inc.	11,149	928,377
CLP Holdings Ltd. (Hong Kong)	80,373	743,387
Duke Energy Corp.	14,633	1,339,798
Edison International	51,116	3,211,107
Enel SpA (Italy)	1,622,474	16,451,392
Entergy Corp.	14,461	1,443,786
Evergy, Inc.	66,974	3,717,727
Eversource Energy	10,316	892,437
Exelon Corp.	47,150	1,990,673
Fortum OYJ (Finland)	31,203	754,350
Iberdrola SA (Spain)	170,074	2,430,377
NextEra Energy, Inc.	53,209	4,105,074
NRG Energy, Inc.	65,757	2,469,175
Orsted A/S (Denmark), 144A	42,565	8,730,493
Pinnacle West Capital Corp.	13,811	1,104,190
PNM Resources, Inc.	29,477	1,430,519
Portland General Electric Co.	13,820	591,081
PPL Corp.	46,902	1,322,636
Southern Co. (The)	10,475	643,479

		54,300,058

Electrical Equipment — 0.5%
AMETEK, Inc.	29,017	3,509,316
Array Technologies, Inc.*	20,500	884,370
Bloom Energy Corp. (Class A Stock)*(a)	39,900	1,143,534
Generac Holdings, Inc.*	10,332	2,349,600
GrafTech International Ltd.	37,613	400,954
Legrand SA (France)	61,300	5,494,060
Plug Power, Inc.*(a)	53,600	1,817,576
Rockwell Automation, Inc.	6,255	1,568,816
Siemens Energy AG (Germany)*	91,850	3,371,167
Sunrun, Inc.*	36,370	2,523,351
Vestas Wind Systems A/S (Denmark)	9,757	2,309,363

		25,372,107

Electronic Equipment, Instruments & Components — 1.1%
Avnet, Inc.	52,681	1,849,630

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (cont’d.)
Azbil Corp. (Japan)	113,500	$6,211,800
Flex Ltd.*	60,000	1,078,800
Hitachi Ltd. (Japan)	40,783	1,607,936
Hon Hai Precision Industry Co. Ltd. (Taiwan)	90,000	295,274
Ibiden Co. Ltd. (Japan)	52,900	2,471,974
II-VI, Inc.*(a)	33,600	2,552,256
Jabil, Inc.	35,547	1,511,814
Keyence Corp. (Japan)	43,484	24,474,582
Keysight Technologies, Inc.*	5,027	664,017
Largan Precision Co. Ltd. (Taiwan)	3,000	341,934
LG Innotek Co. Ltd. (South Korea)	1,653	278,906
Samsung SDI Co. Ltd. (South Korea)	1,730	1,003,407
Spectris PLC (United Kingdom)	84,500	3,254,635
Sunny Optical Technology Group Co. Ltd. (China)	31,500	692,461
SYNNEX Corp.	19,280	1,570,163
TTM Technologies, Inc.*(a)	68,400	943,578

		50,803,167

Energy Equipment & Services — 0.1%
Cactus, Inc. (Class A Stock)	36,600	954,162
China Oilfield Services Ltd. (China) (Class H Stock)	374,000	316,972
Helix Energy Solutions Group, Inc.*	176,160	739,872
National Energy Services Reunited Corp.*	70,300	698,079
Natural Gas Services Group, Inc.*	61,955	587,333
Yantai Jereh Oilfield Services Group Co. Ltd. (China) (Class A Stock)	42,600	229,589

		3,526,007

Entertainment — 0.7%
Activision Blizzard, Inc.	129,916	12,062,700
Bilibili, Inc. (China), ADR*(a)	5,100	437,172
CD Projekt SA (Poland)*	3,854	283,609
Cineworld Group PLC (United Kingdom)*	13,528	3,127
Electronic Arts, Inc.	18,561	2,665,360
IMAX Corp.*	44,800	807,296
International Games System Co. Ltd. (Taiwan)	7,000	189,869
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	32,669	1,391,699
NetEase, Inc. (China), ADR	3,000	287,310
Netflix, Inc.*	4,698	2,540,349
Nexon Co. Ltd. (Japan)	95,312	2,934,116
Take-Two Interactive Software, Inc.*	4,235	879,991
Vivendi SA (France)	155,115	5,005,259
Walt Disney Co. (The)*	29,517	5,347,890

		34,835,747

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	48,201	10,819,196
Armada Hoffler Properties, Inc.	100,454	1,127,094
CoreSite Realty Corp.	14,597	1,828,712
Corporate Office Properties Trust	27,700	722,416
Covivio (France)	1,884	174,177

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Crown Castle International Corp.	24,270	$3,863,541
CubeSmart	51,959	1,746,342
Digital Realty Trust, Inc.	9,993	1,394,123
Equinix, Inc.	3,494	2,495,345
Equity Commonwealth	15,224	415,311
Extra Space Storage, Inc.	6,232	722,039
Gaming & Leisure Properties, Inc.	46,897	1,988,433
Healthcare Realty Trust, Inc.	36,500	1,080,400
Invitation Homes, Inc.	35,333	1,049,390
Lexington Realty Trust	120,400	1,278,648
Life Storage, Inc.	5,100	608,889
Link REIT (Hong Kong)	105,821	963,257
National Retail Properties, Inc.	53,090	2,172,443
Outfront Media, Inc.	22,753	445,049
Plymouth Industrial REIT, Inc.	52,300	784,500
Prologis, Inc.	33,972	3,385,649
RLJ Lodging Trust	85,100	1,204,165
Sabra Health Care REIT, Inc.	93,500	1,624,095
Simon Property Group, Inc.	6,700	571,376
Spirit Realty Capital, Inc.	37,382	1,501,635
STORE Capital Corp.	31,495	1,070,200
Sunstone Hotel Investors, Inc.	53,400	605,022
Terreno Realty Corp.	18,800	1,099,988
UDR, Inc.	24,118	926,855
Uniti Group, Inc.	74,400	872,712
VICI Properties, Inc.(a)	150,766	3,844,533
Weyerhaeuser Co.	61,018	2,045,934

		54,431,469

Food & Staples Retailing — 0.6%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	40,925	1,394,710
Atacadao SA (Brazil)	69,200	257,678
Clicks Group Ltd. (South Africa)	155,500	2,678,479
Cosmos Pharmaceutical Corp. (Japan)	12,274	1,984,160
Costco Wholesale Corp.	6,340	2,388,785
CP ALL PCL (Thailand)*	170,200	331,699
Dairy Farm International Holdings Ltd. (Hong Kong)	24,965	104,360
George Weston Ltd. (Canada)	16,759	1,251,823
Kroger Co. (The)	138,411	4,395,933
Performance Food Group Co.*	47,800	2,275,758
PriceSmart, Inc.	15,600	1,421,004
Seven & i Holdings Co. Ltd. (Japan)	62,377	2,212,027
Tesco PLC (United Kingdom)	186,787	592,023
Tsuruha Holdings, Inc. (Japan)	9,481	1,347,728
US Foods Holding Corp.*	111,464	3,712,866
X5 Retail Group NV (Russia), GDR	6,773	246,140

		26,595,173

Food Products — 1.3%
Angel Yeast Co. Ltd. (China) (Class A Stock)	21,600	169,838
Archer-Daniels-Midland Co.	12,283	619,186
Barry Callebaut AG (Switzerland)	425	1,018,901
Bunge Ltd.	5,102	334,589
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	304	2,968,017
Conagra Brands, Inc.	40,031	1,451,524

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Darling Ingredients, Inc.*	51,000	$2,941,680
General Mills, Inc.	75,437	4,435,696
Gruma SAB de CV (Mexico) (Class B Stock)	12,162	144,951
J.M. Smucker Co. (The)	6,815	787,814
Kerry Group PLC (Ireland) (Class A Stock)	6,836	990,737
Lamb Weston Holdings, Inc.	9,095	716,140
Mondelez International, Inc. (Class A Stock)	164,435	9,614,514
Nestle SA (Switzerland)	262,949	31,002,752
SunOpta, Inc. (Canada)*(a)	63,500	741,045
Tyson Foods, Inc. (Class A Stock)	38,188	2,460,835

		60,398,219

Gas Utilities — 0.1%
China Gas Holdings Ltd. (China)	103,700	413,308
Indraprastha Gas Ltd. (India)	32,142	221,787
New Jersey Resources Corp.	35,700	1,269,135
Snam SpA (Italy)	98,599	556,540
South Jersey Industries, Inc.(a)	37,280	803,384

		3,264,154

Health Care Equipment & Supplies — 1.8%
Accelerate Diagnostics, Inc.*(a)	76,200	577,596
Antares Pharma, Inc.*	166,600	664,734
AtriCure, Inc.*	16,600	924,122
Axonics Modulation Technologies, Inc.*(a)	17,100	853,632
Becton, Dickinson & Co.	34,608	8,659,614
Boston Scientific Corp.*	230,654	8,292,011
Danaher Corp.	36,346	8,073,900
DexCom, Inc.*	5,314	1,964,692
Envista Holdings Corp.*	30,000	1,011,900
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	132,226	3,133,913
Glaukos Corp.*(a)	19,200	1,444,992
Heska Corp.*(a)	9,100	1,325,415
Hologic, Inc.*	31,187	2,271,349
Hoya Corp. (Japan)	162,603	22,516,622
IDEXX Laboratories, Inc.*	900	449,883
Integra LifeSciences Holdings Corp.*	15,500	1,006,260
Intuitive Surgical, Inc.*	2,754	2,253,047
Koninklijke Philips NV (Netherlands)*	64,593	3,510,079
Masimo Corp.*	9,284	2,491,640
OrthoPediatrics Corp.*(a)	15,100	622,875
ResMed, Inc.	44,314	9,419,384
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	17,600	1,153,119
Tandem Diabetes Care, Inc.*	10,700	1,023,776
ViewRay, Inc.*(a)	225,300	860,646
West Pharmaceutical Services, Inc.	5,338	1,512,309

		86,017,510

Health Care Providers & Services — 1.2%
1Life Healthcare, Inc.*	21,300	929,745
Acadia Healthcare Co., Inc.*	39,700	1,995,322

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Addus HomeCare Corp.*	11,900	$1,393,371
Amedisys, Inc.*	2,163	634,473
AMN Healthcare Services, Inc.*	12,800	873,600
Anthem, Inc.	7,128	2,288,729
Centene Corp.*	117,624	7,060,969
Cigna Corp.	36,638	7,627,299
Ensign Group, Inc. (The)	23,100	1,684,452
Hanger, Inc.*	53,300	1,172,067
HCA Healthcare, Inc.	3,815	627,415
Humana, Inc.	19,097	7,834,926
LHC Group, Inc.*	9,916	2,115,281
Molina Healthcare, Inc.*	23,006	4,892,916
Option Care Health, Inc.*	70,475	1,102,229
Patterson Cos., Inc.(a)	25,300	749,639
Premier, Inc. (Class A Stock)	38,217	1,341,417
Progyny, Inc.*	20,300	860,517
R1 RCM, Inc.*	98,100	2,356,362
RadNet, Inc.*	57,000	1,115,490
UnitedHealth Group, Inc.	15,351	5,383,289
Universal Health Services, Inc. (Class B Stock)	9,049	1,244,237

		55,283,745

Health Care Technology — 0.1%
Omnicell, Inc.*	10,100	1,212,202
Phreesia, Inc.*	33,800	1,833,988
Veeva Systems, Inc. (Class A Stock)*	13,307	3,622,831

		6,669,021

Hotels, Restaurants & Leisure — 0.5%
Boyd Gaming Corp.*	40,800	1,751,136
Caesars Entertainment, Inc.*(a)	32,100	2,384,067
CEC Entertainment Co. LLC*^	5,023	43,951
Chipotle Mexican Grill, Inc.*	1,679	2,328,286
Domino’s Pizza, Inc.	7,082	2,715,664
Everi Holdings, Inc.*	72,300	998,463
Flutter Entertainment PLC (Ireland)*	10,171	2,075,262
Hilton Grand Vacations, Inc.*	31,400	984,390
InterContinental Hotels Group PLC (United Kingdom), ADR*	41,400	2,695,968
Jack in the Box, Inc.	9,800	909,440
Marriott Vacations Worldwide Corp.	13,000	1,783,860
Noodles & Co.*	88,100	695,990
Red Rock Resorts, Inc. (Class A Stock)	56,200	1,407,248
Sands China Ltd. (Macau)	54,464	240,620
Starbucks Corp.	14,597	1,561,587
Yum! Brands, Inc.	14,689	1,594,638

		24,170,570

Household Durables — 0.6%
D.R. Horton, Inc.	47,672	3,285,555
Haier Smart Home Co. Ltd. (China) (Class A Stock)	52,500	235,492
Lennar Corp. (Class A Stock)	45,369	3,458,479
Midea Group Co. Ltd. (China) (Class A Stock)	49,600	749,793
NVR, Inc.*	920	3,753,471
PulteGroup, Inc.	62,400	2,690,688

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
Sony Corp. (Japan)	107,458	$10,808,902
Toll Brothers, Inc.	28,698	1,247,502
TopBuild Corp.*	8,100	1,491,048
Whirlpool Corp.(a)	3,549	640,559

		28,361,489

Household Products — 0.4%
Central Garden & Pet Co. (Class A Stock)*	21,600	784,728
Energizer Holdings, Inc.(a)	19,200	809,856
Kimberly-Clark Corp.	44,881	6,051,305
Procter & Gamble Co. (The)	56,574	7,871,707
Reckitt Benckiser Group PLC (United Kingdom)	9,562	857,702
Spectrum Brands Holdings, Inc.	14,100	1,113,618
Unicharm Corp. (Japan)	17,523	830,955

		18,319,871

Independent Power & Renewable Electricity Producers — 0.2%
Brookfield Renewable Corp. (Class A Stock)(a)	56,835	3,311,775
Clearway Energy, Inc. (Class C Stock)	27,600	881,268
Sunnova Energy International, Inc.*	36,400	1,642,732
Vistra Corp.	74,660	1,467,816

		7,303,591

Industrial Conglomerates — 0.5%
Honeywell International, Inc.	8,105	1,723,934
Jardine Matheson Holdings Ltd. (Hong Kong)	20,433	1,143,598
Jardine Strategic Holdings Ltd. (Hong Kong)	26,310	655,425
Rheinmetall AG (Germany)	26,800	2,854,598
Roper Technologies, Inc.	5,774	2,489,114
Siemens AG (Germany)	97,700	14,283,782

		23,150,451

Insurance — 2.9%
Admiral Group PLC (United Kingdom)	42,285	1,680,036
Aflac, Inc.	50,756	2,257,119
AIA Group Ltd. (Hong Kong)	1,994,254	24,557,693
Allianz SE (Germany)	8,463	2,077,480
Allstate Corp. (The)	22,682	2,493,432
American Financial Group, Inc.	36,032	3,157,124
American International Group, Inc.	28,374	1,074,240
Assicurazioni Generali SpA (Italy)	186,400	3,254,642
Assurant, Inc.	6,378	868,811
AXA SA (France)	445,831	10,751,255
Axis Capital Holdings Ltd.	34,789	1,753,018
Beazley PLC (United Kingdom)	288,000	1,435,749
BRP Group, Inc. (Class A Stock)*	33,100	992,007
China Life Insurance Co. Ltd. (China) (Class H Stock)	170,000	375,162
Chubb Ltd.	4,957	762,981
eHealth, Inc.*(a)	9,800	691,978
First American Financial Corp.	43,336	2,237,438
Globe Life, Inc.	26,673	2,532,868
Hannover Rueck SE (Germany)	28,541	4,553,353

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Hartford Financial Services Group, Inc. (The)	34,454	$1,687,557
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	4,491	94,213
James River Group Holdings Ltd.	20,100	987,915
Kemper Corp.	7,900	606,957
Marsh & McLennan Cos., Inc.	70,961	8,302,437
MetLife, Inc.	78,984	3,708,299
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	19,523	5,899,635
NN Group NV (Netherlands)	149,152	6,503,068
Old Republic International Corp.	183,535	3,617,475
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	52,900	649,782
Principal Financial Group, Inc.	35,852	1,778,618
Reinsurance Group of America, Inc.	6,200	718,580
RenaissanceRe Holdings Ltd. (Bermuda)	15,507	2,571,371
RSA Insurance Group PLC (United Kingdom)	85	791
Sampo OYJ (Finland) (Class A Stock)	85,800	3,631,299
Swiss Life Holding AG (Switzerland)	5,774	2,701,633
Tokio Marine Holdings, Inc. (Japan)	137,465	7,069,467
Travelers Cos., Inc. (The)	17,253	2,421,804
W.R. Berkley Corp.	35,828	2,379,696
Willis Towers Watson PLC	4,217	888,437
Zurich Insurance Group AG (Switzerland)	32,188	13,646,714

		137,372,134

Interactive Media & Services — 1.4%
Adevinta ASA (France)*	129,297	2,181,114
Alphabet, Inc. (Class A Stock)*	8,553	14,990,330
Auto Trader Group PLC (United Kingdom), 144A	161,122	1,315,844
Baidu, Inc. (China), ADR*	1,700	367,608
Facebook, Inc. (Class A Stock)*	73,881	20,181,334
IAC/InterActiveCorp*	11,278	2,135,489
JOYY, Inc. (China), ADR(a)	3,200	255,936
Kakaku.com, Inc. (Japan)	68,857	1,886,339
Kakao Corp. (South Korea)	1,369	491,543
Match Group, Inc.*	16,646	2,516,709
NAVER Corp. (South Korea)	900	242,908
QuinStreet, Inc.*	37,200	797,568
Rightmove PLC (United Kingdom)*	261,800	2,335,265
Tencent Holdings Ltd. (China)	160,900	11,687,714
Yandex NV (Russia) (Class A Stock)*(a)	6,970	484,973
Z Holdings Corp. (Japan)	227,434	1,375,113

		63,245,787

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China)*	17,900	539,116
Alibaba Group Holding Ltd. (China), ADR*	46,200	10,752,126
Amazon.com, Inc.*	7,303	23,785,360
Chewy, Inc. (Class A Stock)*(a)	6,200	557,318
Delivery Hero SE (Germany), 144A*	8,270	1,305,618

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
eBay, Inc.	72,811	$3,658,753
Etsy, Inc.*	9,929	1,766,468
HelloFresh SE (Germany)*	5,324	412,049
JD Health International, Inc. (China), 144A*	18,100	350,212
JD.com, Inc. (China), ADR*	11,930	1,048,647
JD.com, Inc. (China) (Class A Stock)*	4,150	183,868
Meituan (China) (Class B Stock)*	35,900	1,369,272
MercadoLibre, Inc. (Argentina)*	1,750	2,931,635
Mercari, Inc. (Japan)*	26,521	1,176,341
Naspers Ltd. (South Africa) (Class N Stock)	3,166	653,866
Pinduoduo, Inc. (China), ADR*	3,960	703,573
Trip.com Group Ltd. (China), ADR*	9,500	320,435
ZOZO, Inc. (Japan)	81,239	2,005,253

		53,519,910

IT Services — 3.0%
Accenture PLC (Class A Stock)	22,932	5,990,068
Adyen NV (Netherlands), 144A*	1,745	4,071,543
Afterpay Ltd. (Australia)*	15,274	1,404,284
Akamai Technologies, Inc.*(a)	7,859	825,116
Alten SA (France)*	8,700	988,933
Amadeus IT Group SA (Spain)	148,659	10,864,796
Atos SE (France)*	34,676	3,146,860
Automatic Data Processing, Inc.	10,341	1,822,084
Black Knight, Inc.*	49,208	4,347,527
Booz Allen Hamilton Holding Corp.	17,634	1,537,332
Capgemini SE (France)	26,650	4,149,965
Concentrix Corp.*	10,480	1,034,376
Edenred (France)	115,212	6,537,574
Euronet Worldwide, Inc.*	6,900	999,948
ExlService Holdings, Inc.*	24,500	2,085,685
Fidelity National Information Services, Inc.	60,859	8,609,114
Fiserv, Inc.*	7,256	826,168
FleetCor Technologies, Inc.*	5,364	1,463,460
Fujitsu Ltd. (Japan)	45,035	6,516,664
Genpact Ltd.	46,693	1,931,223
Global Payments, Inc.	2,332	502,360
GoDaddy, Inc. (Class A Stock)*	17,618	1,461,413
Infosys Ltd. (India)	23,211	399,483
International Business Machines Corp.	4,135	520,514
Jack Henry & Associates, Inc.	12,808	2,074,768
KBR, Inc.	22,400	692,832
Mastercard, Inc. (Class A Stock)	45,828	16,357,846
Nomura Research Institute Ltd. (Japan)	72,455	2,592,861
Obic Co. Ltd. (Japan)	26,453	5,316,941
Paychex, Inc.	17,876	1,665,686
Tech Mahindra Ltd. (India)	7,767	103,772
Twilio, Inc. (Class A Stock)*	5,732	1,940,282
VeriSign, Inc.*	6,563	1,420,233
Verra Mobility Corp.*	108,800	1,460,096
Visa, Inc. (Class A Stock)(a)	128,242	28,050,373
Western Union Co. (The)	27,729	608,374
Wix.com Ltd. (Israel)*	5,732	1,432,771
WNS Holdings Ltd. (India), ADR*	25,200	1,815,660

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Worldline SA (France), 144A*	26,880	$2,630,208

		140,199,193

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	9,264	801,787
Brunswick Corp.(a)	16,540	1,261,010
Mattel, Inc.*	84,400	1,472,780
Polaris, Inc.	13,686	1,304,002

		4,839,579

Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc. (Class A Stock)*	8,953	5,219,062
Bruker Corp.	21,966	1,189,019
Hangzhou Tigermed Consulting Co. Ltd. (China) (Class H Stock), 144A*	18,200	423,318
Lonza Group AG (Switzerland)	3,316	2,137,979
PRA Health Sciences, Inc.*	14,034	1,760,425
QIAGEN NV*(a)	30,621	1,618,320
Quanterix Corp.*	19,300	897,450
Sartorius Stedim Biotech (France)	5,811	2,077,257
Thermo Fisher Scientific, Inc.	6,956	3,239,966
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A	26,500	523,141

		19,085,937

Machinery — 1.9%
Airtac International Group (China)	12,000	386,959
Allison Transmission Holdings, Inc.	34,385	1,483,025
Atlas Copco AB (Sweden) (Class A Stock)	183,900	9,377,633
Columbus McKinnon Corp.	43,600	1,675,984
Desktop Metal, Inc. (Class A Stock)*(a)	24,000	412,800
Epiroc AB (Sweden) (Class A Stock)	261,900	4,738,210
FANUC Corp. (Japan)	53,800	13,275,570
IDEX Corp.	7,804	1,554,557
Illinois Tool Works, Inc.	28,296	5,768,988
Interpump Group SpA (Italy)	77,400	3,822,005
ITT, Inc.	24,700	1,902,394
Kone OYJ (Finland) (Class B Stock)	79,093	6,424,299
Meritor, Inc.*	4,559	127,242
MINEBEA MITSUMI, Inc. (Japan)	226,300	4,494,966
MISUMI Group, Inc. (Japan)	278,900	9,149,401
Nabtesco Corp. (Japan)	44,300	1,947,171
OSG Corp. (Japan)	73,600	1,414,167
Otis Worldwide Corp.	24,087	1,627,077
PACCAR, Inc.	7,420	640,198
Rational AG (Germany)	1,829	1,705,722
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	43,800	236,113
Schindler Holding AG (Switzerland)	1,930	526,569
Schindler Holding AG (Switzerland) (Part. Cert.)	27,099	7,408,281
Shenzhen Inovance Technology Co. Ltd. (China) (Class A Stock)	37,400	538,603
SMC Corp. (Japan)	3,026	1,848,496
Sumitomo Heavy Industries Ltd. (Japan)	25,458	630,909

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Techtronic Industries Co. Ltd. (Hong Kong)	110,036	$1,575,667
TNT Crane & Rigging, Inc.*^	203	3,451
Volvo AB (Sweden) (Class B Stock)*	109,700	2,585,210
Welbilt, Inc.*	116,500	1,537,800

		88,819,467

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	2,016	4,516,661

Media — 0.3%
Cable One, Inc.	705	1,570,543
Charter Communications, Inc. (Class A Stock)*	2,922	1,933,049
Discovery, Inc. (Class A Stock)*(a)	60,593	1,823,243
Interpublic Group of Cos., Inc. (The)	98,916	2,326,504
Liberty Broadband Corp. (Class C Stock)*	14,716	2,330,573
Nexstar Media Group, Inc. (Class A Stock)	10,300	1,124,657
Omnicom Group, Inc.	10,204	636,423
Schibsted ASA (Norway) (Class B Stock)*	80,900	3,019,976
ViacomCBS, Inc. (Class B Stock)(a)	27,998	1,043,206

		15,808,174

Metals & Mining — 1.7%
Agnico Eagle Mines Ltd. (Canada)	22,960	1,615,984
Alrosa PJSC (Russia)	115,840	154,251
Anglo American PLC (South Africa)	362,168	12,062,385
AngloGold Ashanti Ltd. (Tanzania)	10,410	242,077
ArcelorMittal SA (Luxembourg)*	79,199	1,854,024
Barrick Gold Corp. (Canada)	161,635	3,682,469
BHP Group PLC (Australia)	680,893	17,946,773
Commercial Metals Co.	65,700	1,349,478
Evolution Mining Ltd. (Australia)	384,270	1,468,087
Ferroglobe PLC*^	44,100	—
First Quantum Minerals Ltd. (Zambia)	51,096	917,231
Fortescue Metals Group Ltd. (Australia)	440,452	7,987,601
Franco-Nevada Corp. (Canada)	28,289	3,546,959
Glencore PLC (Australia)*	1,573,381	5,020,996
Impala Platinum Holdings Ltd. (South Africa)	70,465	975,575
Kirkland Lake Gold Ltd. (Canada)	64,515	2,665,951
MMC Norilsk Nickel PJSC (Russia), ADR	9,502	298,060
Newmont Corp.	199,596	11,953,804
POSCO (South Korea)	1,946	487,475
Rio Tinto PLC (Australia)	61,180	4,589,120
Vale SA (Brazil), ADR	16,814	281,803
Wheaton Precious Metals Corp. (Brazil)	67,834	2,832,945

		81,933,048

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Redwood Trust, Inc.	88,600	777,908

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Starwood Property Trust, Inc.	24,051	$464,184

		1,242,092

Multiline Retail — 0.2%
Dollar General Corp.	15,232	3,203,290
Dollar Tree, Inc.*	6,860	741,154
Marui Group Co. Ltd. (Japan)	26,219	460,860
Pan Pacific International Holdings Corp. (Japan)	42,240	977,147
Target Corp.	14,345	2,532,323

		7,914,774

Multi-Utilities — 0.3%
CMS Energy Corp.	17,609	1,074,325
Dominion Energy, Inc.	48,438	3,642,538
MDU Resources Group, Inc.	20,700	545,238
National Grid PLC (United Kingdom)	50,054	593,802
Public Service Enterprise Group, Inc.	22,964	1,338,801
RWE AG (Germany)	160,640	6,827,290
Sempra Energy	4,215	537,033

		14,559,027

Oil, Gas & Consumable Fuels — 1.3%
BP PLC (United Kingdom)	2,832,104	9,821,785
California Resources Corp.*	8,517	200,916
California Resources Corp.*^	3,811	87,019
Chevron Corp.	70,332	5,939,537
China Petroleum & Chemical Corp. (China) (Class H Stock)	770,000	344,339
CNOOC Ltd. (China)	459,000	424,075
CNX Resources Corp.*	94,800	1,023,840
ConocoPhillips	39,645	1,585,403
Denbury, Inc.*	1,494	38,381
ENEOS Holdings, Inc. (Japan)	580,358	2,079,193
Equinor ASA (Norway)	37,046	623,624
Galp Energia SGPS SA (Portugal)	154,900	1,661,104
Idemitsu Kosan Co. Ltd. (Japan)	119,276	2,625,064
Kinder Morgan, Inc.	38,971	532,734
LUKOIL PJSC (Russia)	6,757	471,508
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	101,500	716,590
Marathon Petroleum Corp.	14,300	591,448
Neste OYJ (Finland)	23,131	1,674,869
Occidental Petroleum Corp.	14,455	250,216
Petroleo Brasileiro SA (Brazil)	202,400	1,127,419
Pioneer Natural Resources Co.	22,948	2,613,548
Reliance Industries Ltd. (India)	51,009	1,390,639
Reliance Industries Ltd. (India), 144A, GDR	31,000	1,697,663
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	136,094	2,404,997
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	87,900	2,954,319
TOTAL SE (France)	327,855	14,146,118
Valero Energy Corp.	10,500	593,985
Williams Cos., Inc. (The)	99,264	1,990,243

		59,610,576

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products — 0.1%
Mondi PLC (United Kingdom)	73,067	$1,725,242
Suzano SA (Brazil)*	33,000	370,420
UPM-Kymmene OYJ (Finland)	16,746	625,117

		2,720,779

Personal Products — 0.2%
Herbalife Nutrition Ltd.*	33,543	1,611,741
Kao Corp. (Japan)	55,278	4,266,796
LG Household & Health Care Ltd. (South Korea)	181	270,377
Natura & Co. Holding SA (Brazil)*	67,794	684,584
Pola Orbis Holdings, Inc. (Japan)	30,200	611,964

		7,445,462

Pharmaceuticals — 2.5%
Arvinas, Inc.*	6,700	569,031
Astellas Pharma, Inc. (Japan)	100,858	1,558,236
AstraZeneca PLC (United Kingdom)	62,444	6,319,862
AstraZeneca PLC (United Kingdom), ADR(a)	128,350	6,416,217
Bayer AG (Germany)	100,485	5,939,038
Bristol-Myers Squibb Co.	72,502	4,497,299
Chugai Pharmaceutical Co. Ltd. (Japan)	70,044	3,742,803
Daiichi Sankyo Co. Ltd. (Japan)	59,515	2,038,654
Dechra Pharmaceuticals PLC (United Kingdom)	31,000	1,464,799
Eli Lilly & Co.	28,452	4,803,836
Hansoh Pharmaceutical Group Co. Ltd. (China), 144A*	36,000	175,543
Horizon Therapeutics PLC*	22,215	1,625,027
Jazz Pharmaceuticals PLC*	23,331	3,850,782
Merck & Co., Inc.	11,114	909,125
Nektar Therapeutics*(a)	41,400	703,800
Novartis AG (Switzerland)	138,283	13,080,790
Recordati Industria Chimica e Farmaceutica SpA (Italy)	38,105	2,114,407
Roche Holding AG (Switzerland)	85,855	30,050,014
Royalty Pharma PLC (Class A Stock)	33,966	1,699,998
Sanofi (France)	170,768	16,519,399
Takeda Pharmaceutical Co. Ltd. (Japan)	63,600	2,317,008
UCB SA (Belgium)	53,372	5,518,768
Zoetis, Inc.	21,204	3,509,262

		119,423,698

Professional Services — 0.9%
ASGN, Inc.*	34,200	2,856,726
CRA International, Inc.	39,900	2,032,107
Experian PLC (United Kingdom)	257,171	9,769,788
ICF International, Inc.	22,500	1,672,425
Insperity, Inc.	28,000	2,279,760
Recruit Holdings Co. Ltd. (Japan)	362,754	15,230,280
RELX PLC (United Kingdom)	59,445	1,455,095
SGS SA (Switzerland)	314	950,265
Teleperformance (France)	15,100	5,043,170
Verisk Analytics, Inc.	7,489	1,554,641

		42,844,257

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development — 0.6%
Ayala Land, Inc. (Philippines)	453,900	$386,052
CapitaLand Ltd. (Singapore)	205,782	511,828
CK Asset Holdings Ltd. (Hong Kong)	540,806	2,774,369
Henderson Land Development Co. Ltd. (Hong Kong)	459,379	1,794,538
Hongkong Land Holdings Ltd. (Hong Kong)	374,716	1,550,360
Jones Lang LaSalle, Inc.*	8,700	1,290,819
Kerry Properties Ltd. (Hong Kong)	176,754	449,108
Longfor Group Holdings Ltd. (China), 144A	34,500	202,373
Mitsubishi Estate Co. Ltd. (Japan)	125,800	2,017,362
Mitsui Fudosan Co. Ltd. (Japan)	92,000	1,919,152
Sino Land Co. Ltd. (Hong Kong)	1,590,334	2,068,362
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	147,410	817,963
UOL Group Ltd. (Singapore)	113,267	660,515
Vonovia SE (Germany)	184,993	13,548,433

		29,991,234

Road & Rail — 0.7%
Canadian National Railway Co. (Canada)	18,100	1,989,877
Canadian Pacific Railway Ltd. (Canada)(a)	11,400	3,954,311
East Japan Railway Co. (Japan)	12,261	817,353
Landstar System, Inc.	33,461	4,505,858
Norfolk Southern Corp.	19,675	4,674,977
Old Dominion Freight Line, Inc.	27,290	5,326,462
Schneider National, Inc. (Class B Stock)	56,658	1,172,820
Union Pacific Corp.	43,568	9,071,729

		31,513,387

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.*	18,300	1,774,551
Advanced Micro Devices, Inc.*	18,527	1,699,111
ASM Pacific Technology Ltd. (Hong Kong)	42,099	555,753
ASML Holding NV (Netherlands)	56,982	28,005,955
Cirrus Logic, Inc.*	10,500	863,100
CMC Materials, Inc.	6,900	1,043,970
eMemory Technology, Inc. (Taiwan)	15,000	319,849
Enphase Energy, Inc.*	25,157	4,414,299
Entegris, Inc.	22,625	2,174,263
FormFactor, Inc.*	30,800	1,325,016
Infineon Technologies AG (Germany)	131,300	5,073,092
KLA Corp.	15,278	3,955,627
Lam Research Corp.	32,354	15,279,824
Lasertec Corp. (Japan)	29,100	3,433,795
MACOM Technology Solutions Holdings, Inc.*	14,600	803,584
Marvell Technology Group Ltd.	57,973	2,756,036
MediaTek, Inc. (Taiwan)	41,000	1,095,408
Micron Technology, Inc.*	107,900	8,111,922
NVIDIA Corp.	28,467	14,865,467
NXP Semiconductors NV (Netherlands)	28,408	4,517,156
ON Semiconductor Corp.*	95,635	3,130,134
QUALCOMM, Inc.	4,681	713,104

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Realtek Semiconductor Corp. (Taiwan)	9,000	$125,670
Semtech Corp.*	17,900	1,290,411
SK Hynix, Inc. (South Korea)	12,110	1,328,379
SMART Global Holdings, Inc.*	9,500	357,485
SolarEdge Technologies, Inc.*	6,199	1,978,225
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	637,000	12,032,898
Tokyo Electron Ltd. (Japan)	18,240	6,812,122
Universal Display Corp.	4,845	1,113,381
Xilinx, Inc.	14,073	1,995,129

		132,944,716

Software — 3.1%
2U, Inc.*(a)	18,800	752,188
Adobe, Inc.*	33,923	16,965,571
ANSYS, Inc.*	4,739	1,724,048
Aspen Technology, Inc.*	12,002	1,563,260
Avalara, Inc.*	7,300	1,203,697
Cadence Design Systems, Inc.*	28,673	3,911,857
Cerence, Inc.*(a)	14,500	1,456,960
Check Point Software Technologies Ltd. (Israel)*(a)	18,391	2,444,348
Citrix Systems, Inc.	12,830	1,669,183
Constellation Software, Inc. (Canada)	1,753	2,276,352
Cornerstone OnDemand, Inc.*	21,900	964,476
Coupa Software, Inc.*	6,328	2,144,622
Digital Turbine, Inc.*	29,300	1,657,208
Five9, Inc.*	11,305	1,971,592
LivePerson, Inc.*(a)	31,100	1,935,353
Manhattan Associates, Inc.*	15,212	1,599,998
Microsoft Corp.	151,556	33,709,086
Mimecast Ltd.*	19,700	1,119,748
New Relic, Inc.*	14,700	961,380
Nice Ltd. (Israel)*	12,615	3,534,192
Nice Ltd. (Israel), ADR*(a)	25,500	7,230,270
NortonLifeLock, Inc.	92,454	1,921,194
Oracle Corp.	42,657	2,759,481
Oracle Corp. (Japan)	43,427	5,662,028
Paycom Software, Inc.*	3,957	1,789,553
Rapid7, Inc.*(a)	12,100	1,090,936
RingCentral, Inc. (Class A Stock)*	5,481	2,077,135
Sailpoint Technologies Holdings, Inc.*	48,100	2,560,844
salesforce.com, Inc.*	53,218	11,842,602
SAP SE (Germany)	97,430	12,920,542
Synopsys, Inc.*	8,567	2,220,909
Temenos AG (Switzerland)	22,200	3,112,445
Tenable Holdings, Inc.*	41,300	2,158,338
Topicus.com, Inc. (Canada)*^	3,260	12,325
Varonis Systems, Inc.*	16,900	2,765,009

		143,688,730

Specialty Retail — 1.0%
Academy Sports & Outdoors, Inc.*(a)	31,000	642,630
Best Buy Co., Inc.	31,108	3,104,267
Carvana Co.*(a)	4,199	1,005,829
Children’s Place, Inc. (The)*(a)	18,500	926,850
China Yongda Automobiles Services Holdings Ltd. (China)	113,500	188,514
Dick’s Sporting Goods, Inc.	27,400	1,540,154

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
Five Below, Inc.*	3,900	$682,422
Floor & Decor Holdings, Inc. (Class A Stock)*	19,468	1,807,604
Home Depot, Inc. (The)	37,994	10,091,966
Industria de Diseno Textil SA (Spain)	50,768	1,620,599
L Brands, Inc.	39,030	1,451,526
Lithia Motors, Inc. (Class A Stock)	6,500	1,902,355
Lowe’s Cos., Inc.	36,359	5,835,983
Murphy USA, Inc.	6,100	798,307
Nitori Holdings Co. Ltd. (Japan)	5,090	1,066,723
O’Reilly Automotive, Inc.*	7,228	3,271,176
Ross Stores, Inc.	18,680	2,294,091
Signet Jewelers Ltd.	38,800	1,058,076
TJX Cos., Inc. (The)	39,418	2,691,855
USS Co. Ltd. (Japan)	185,788	3,759,243

		45,740,170

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	189,423	25,134,538
HP, Inc.	37,678	926,502
Logitech International SA (Switzerland)	17,957	1,762,752
Pure Storage, Inc. (Class A Stock)*(a)	56,600	1,279,726
Samsung Electronics Co. Ltd. (South Korea)	124,550	9,328,790
Xiaomi Corp. (China) (Class B Stock), 144A*	47,200	203,317

		38,635,625

Textiles, Apparel & Luxury Goods — 0.8%
adidas AG (Germany)*	6,747	2,463,941
Columbia Sportswear Co.	10,100	882,538
Crocs, Inc.*	21,200	1,328,392
Deckers Outdoor Corp.*	5,500	1,577,290
G-III Apparel Group Ltd.*	45,300	1,075,422
Hermes International (France)	1,656	1,781,623
Kering SA (France)	2,129	1,546,955
Li Ning Co. Ltd. (China)	103,500	716,030
LVMH Moet Hennessy Louis Vuitton SE (France)	31,658	19,763,139
Moncler SpA (Italy)*	38,078	2,336,857
NIKE, Inc. (Class B Stock)	13,438	1,901,074
Shenzhou International Group Holdings Ltd. (China)	10,800	213,086
Steven Madden Ltd.	35,655	1,259,334
Tapestry, Inc.	35,400	1,100,232
Wolverine World Wide, Inc.	49,600	1,550,000

		39,495,913

Thrifts & Mortgage Finance — 0.2%
Bridgewater Bancshares, Inc.*	66,600	831,834
Essent Group Ltd.	95,704	4,134,413
Housing Development Finance Corp. Ltd. (India)	130,118	4,568,733
MGIC Investment Corp.	125,500	1,575,025
Western New England Bancorp, Inc.	20,500	141,245

		11,251,250

COMMON STOCKS (continued)	Shares	Value
Tobacco — 0.3%
Altria Group, Inc.	59,380	$2,434,580
Imperial Brands PLC (United Kingdom)	126,014	2,659,721
Philip Morris International, Inc.	50,123	4,149,683
Swedish Match AB (Sweden)	42,775	3,322,907

		12,566,891

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	75,800	3,454,964
Applied Industrial Technologies, Inc.	21,600	1,684,584
Ferguson PLC	39,517	4,811,660
Fly Leasing Ltd. (Ireland), ADR*	67,600	665,860
ITOCHU Corp. (Japan)	442,551	12,733,547
MSC Industrial Direct Co., Inc. (Class A Stock)	8,172	689,635

		24,040,250

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A*	10,111	1,763,506
Auckland International Airport Ltd. (New Zealand)*	285,100	1,550,860
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)*	30,900	199,333
Kamigumi Co. Ltd. (Japan)	21,327	389,202

		3,902,901

Water Utilities — 0.0%
American Water Works Co., Inc.	5,280	810,322

Wireless Telecommunication Services — 0.5%
Bharti Airtel Ltd. (India)	83,729	586,969
China Mobile Ltd. (China)	43,500	248,715
Safaricom PLC (Kenya)	7,953,600	2,499,161
SoftBank Group Corp. (Japan)	83,600	6,546,590
T-Mobile US, Inc.*	85,295	11,502,031
Vodafone Group PLC (United Kingdom)	1,333,904	2,206,477

		23,589,943

TOTAL COMMON STOCKS (cost $2,103,918,476)		2,612,294,099

EXCHANGE-TRADED FUNDS — 0.0%
iShares MSCI EAFE Min Vol Factor ETF	6,100	447,801
iShares MSCI Emerging Markets ETF(a)	13,800	713,046
iShares MSCI USA Min Vol Factor ETF	9,700	658,436

TOTAL EXCHANGE-TRADED FUNDS (cost $1,603,934)		1,819,283

PREFERRED STOCKS — 0.3%
Airlines — 0.0%
Azul SA (Brazil) (PRFC)*	48,500	367,409
Automobiles — 0.3%
Porsche Automobil Holding SE (Germany) (PRFC)	163,072	11,481,085

Banks — 0.0%
Banco Bradesco SA (Brazil) (PRFC)	52,402	272,793

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

PREFERRED STOCKS (continued)	Shares	Value
Banks (cont’d.)
Itau Unibanco Holding SA (Brazil) (PRFC)	145,648	$883,193

		1,155,986

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	3,602	1,519,354

Metals & Mining — 0.0%
Murray Energy Corp.*^	201	25,125

TOTAL PREFERRED STOCKS (cost $12,062,639)		14,548,959

	Units
WARRANTS* — 0.0%
Machinery — 0.0%
TNT Crane & Rigging, Inc., expiring 10/31/25	359	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., expiring 10/27/24	124	496

TOTAL WARRANTS (cost $1,199)		496

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.0%
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class A, 144A
0.680%	08/15/25	740	744,376
Hertz Fleet Lease Funding LP,
Series 2017-01, Class A1, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.799%(c)	04/10/31	115	114,499

			858,875

Consumer Loans — 0.1%
Consumer Lending Receivables Trust,
Series 2019-A, Class A, 144A
3.520%	04/15/26	102	102,798
Consumer Loan Underlying Bond Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	654	660,944
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P03, Class A, 144A
3.820%	01/15/26	334	335,608
Series 2019-P01, Class A, 144A
2.940%	07/15/26	205	206,706
Series 2019-P02, Class A, 144A
2.470%	10/15/26	359	360,847
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	397	399,896
Series 2020-01A, Class A, 144A
2.240%	03/15/30	250	251,052

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28	451	$456,205

			2,774,056

Credit Cards — 0.0%
BA Credit Card Trust,
Series 2020-A01, Class A1
0.340%	05/15/26	1,300	1,301,576

Equipment — 0.0%
Dell Equipment Finance Trust,
Series 2020-02, Class A3, 144A
0.570%	10/23/23	890	893,034

Home Equity Loans — 0.0%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.868%(c)	10/25/35	65	64,961

Other — 0.2%
Aaset Trust,
Series 2019-01, Class A, 144A
3.844%	05/15/39	982	927,027
Series 2020-01A, Class A, 144A
3.351%	01/16/40	703	661,445
Castlelake Aircraft Structured Trust,
Series 2019-01A, Class A, 144A
3.967%	04/15/39	984	935,654
CF Hippolyta LLC,
Series 2020-01, Class A1, 144A
1.690%	07/15/60	1,055	1,075,199
Domino’s Pizza Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.116%	07/25/48	1,354	1,421,638
Horizon Aircraft Finance II Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.721%	07/15/39	713	687,849
Nationstar HECM Loan Trust,
Series 2019-01A, Class A, 144A
2.651%(cc)	06/25/29	305	305,826
Series 2020-01A, Class A1, 144A
1.269%(cc)	09/25/30	1,593	1,594,426
Sapphire Aviation Finance II Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A
3.228%	03/15/40	1,297	1,255,525
Thunderbolt III Aircraft Lease Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.671%	11/15/39	1,032	984,077

			9,848,666

Residential Mortgage-Backed Securities — 0.1%
Towd Point Mortgage Trust,
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	395	420,809
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58	932	982,322
Series 2019-01, Class A1, 144A
3.750%(cc)	03/25/58	359	385,183

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2020-04, Class A1, 144A
1.750%	10/25/60	754	$770,987

			2,559,301

TOTAL ASSET-BACKED SECURITIES (cost $18,347,111)			18,300,469

BANK LOANS — 1.2%
Advertising — 0.0%
ABG Intermediate Holdings LLC,
First Lien Incremental Amendment No. 5 Term Loan, 3 Month LIBOR + 5.250%
6.250%(c)	09/27/24	30	29,570
Advantage Sales & Marketing, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 5.250%
6.000%(c)	10/28/27	190	189,129
AppLovin Corp.,
Amendment No. 3 New Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	08/15/25	199	198,066
Lamar Media Corp.,
New Term Loan B, 1 Month LIBOR + 1.500%
1.638%(c)	02/05/27	125	122,292
Red Ventures LLC,
Term B-2, 1 Month LIBOR + 2.500%
2.647%(c)	11/08/24	227	223,590
Terrier Media Buyer, Inc.,
Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	12/17/26	421	420,475

			1,183,122

Aerospace & Defense — 0.0%
AI Convoy Luxembourg Sarl (Luxembourg),
Facility B USD, 6 Month LIBOR + 3.500%
4.500%(c)	01/18/27	188	188,162
Dynasty Acquisition Co., Inc.,
2020 Specified Refinancing Term B-1 Facility, 3 Month LIBOR + 3.500%
3.754%(c)	04/06/26	109	103,901
2020 Specified Refinancing Term B-2 Facility, 3 Month LIBOR + 3.500%
3.754%(c)	04/06/26	59	55,860
TransDigm, Inc.,
Tranche E Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	05/30/25	124	121,776
Tranche F Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	12/09/25	544	532,678
WP CPP Holdings LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
4.750%(c)	04/30/25	153	142,358

			1,144,735

Airlines — 0.0%
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/20/27	180	186,300
JetBlue Airways Corp.,
Term Loan, 3 Month LIBOR + 5.250%
6.250%(c)	06/17/24	63	65,084

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Airlines (cont’d.)
Kestrel Bidco, Inc. (Canada),
Initial Term Loan, 3 - 6 Month LIBOR + 3.000%
4.000%(c)	12/11/26	139	$132,586
Mileage Plus Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%
6.250%(c)	06/21/27	200	207,933

			591,903

Apparel — 0.0%
Samsonite IP Holdings Sarl,
2020 Incremental Tranche B Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	04/25/25	100	99,064

Auto Manufacturers — 0.0%
CTOS LLC,
Term Loan B, 1 Month LIBOR + 4.250%
4.398%(c)	04/18/25	127	126,813

Biotechnology — 0.0%
Aldevron LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.250%
5.250%(c)	10/12/26	253	253,857
Building Materials — 0.0%
API Group, Inc.,
2020 Incremental Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	10/01/26	70	69,781
Initial Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	10/01/26	124	123,234
Big Ass Fans LLC,
Term Loan
—%(p)	05/21/24^	25	24,823
CP Atlas Buyer, Inc.,
Initial Tranche B-1 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	75	75,024
Initial Tranche B-2 Term Loan, 3 Month LIBOR + 4.500%
5.250%(c)	11/23/27	25	25,008
Ingersoll-Rand Services Co.,
2020 Spinco Tranche B-1 Dollar Term Loan, 3 Month LIBOR + 1.750%
1.897%(c)	03/01/27	124	122,224
LEB Holdings USA, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	11/02/27	40	40,100

			480,194

Chemicals — 0.0%
Aruba Investments Holdings LLC,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	11/24/27	70	69,825
Chemours Co. (The),
Tranche B-2 US Term Loan, 1 Month LIBOR + 1.750%
1.900%(c)	04/03/25	122	119,308
Consolidated Energy Finance SA (Switzerland),
Initial Term Loan, 1 Month LIBOR + 2.500%
2.645%(c)	05/07/25^	171	162,947
Emerald Performance Materials LLC,
First Lien Term Loan B, 1 Month LIBOR + 4.000%
5.000%(c)	08/12/25	100	100,207

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Chemicals (cont’d.)
GrafTech Finance, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.500%
4.500%(c)	02/12/25	57	$56,924
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%
3.730%(c)	07/01/26	59	58,731
Nouryon USA LLC (Netherlands),
Initial Dollar Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	10/01/25	339	334,110
Oxea Corp.,
Tranche B-2 Term Loan, 3 Month LIBOR + 3.500%
3.750%(c)	10/14/24	220	216,733
SCIH Salt Holdings, Inc.,
First Lien Closing Date Term Loan, 3 Month LIBOR + 4.500%
5.500%(c)	03/16/27	124	124,375
WR Grace & Co-Conn,
Term B1 Loan, 3 Month LIBOR + 1.750%
2.004%(c)	04/03/25	27	26,605
Term B-2 Loan, 3 Month LIBOR + 1.750%
2.004%(c)	04/03/25	46	45,608

			1,315,373

Coal — 0.0%
Oxbow Carbon LLC,
First Lien Term Loan B, 1 Month LIBOR + 4.250%
5.000%(c)	10/17/25^	39	39,401

Commercial Services — 0.1%
AlixPartners LLP,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	04/04/24	99	98,048
Amentum Government Services Holdings LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	01/31/27	149	148,316
First Lien Tranche 2 Term Loan, 3 Month LIBOR + 4.750%
5.500%(c)	01/29/27	50	50,188
American Residential Services LLC,
First Lien Closing Date Term Loan, 3 Month LIBOR + 3.500%
4.250%(c)	10/15/27	80	79,600
APX Group, Inc.,
Term Loan, 1 Month LIBOR + 5.000%/PRIME + 4.000%
6.198%(c)	12/31/25	35	34,705
AVSC Holding Corp.,
Term Loan B-2, 1 Month LIBOR + 5.500%
6.500%(c)	10/15/26	124	110,140
BrightView Landscapes LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.688%(c)	08/15/25	122	120,555
Cast & Crew Payroll LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	02/09/26	163	158,668
Chuck E. Cheese,
Term Loan
—%(p)	12/29/25^	24	28,525
Cineworld,
Term Loan
—%(p)	05/23/24	40	47,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Commercial Services (cont’d.)
Coinamatic Canada, Inc.,
First Lien Initial Canadian Term Loan, 1 Month LIBOR + 3.250%
4.250%(c)	05/16/22	26	$25,572
Second Lien Initial Canadian Term Loan, 1 Month LIBOR + 7.000%
8.000%(c)	05/12/23	5	5,166
Creative Artists Agency LLC,
Incremental Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	11/27/26	124	121,982
CSC SW Holdco, Inc.,
Term B-1 Loan, 3 Month LIBOR + 3.250%
4.250%(c)	11/14/22	356	353,513
Ensemble RCM LLC,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
3.964%(c)	08/03/26	74	73,877
EVO Payments International LLC,
First Lien Term Loan, 3 Month LIBOR + 3.250%
3.400%(c)	12/22/23	169	168,459
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	10/01/25	605	604,257
Fly Funding II Sarl (Ireland),
Term Loan B, 3 Month LIBOR + 1.750%
2.000%(c)	08/11/25	139	131,380
Gems Menasa Cayman Ltd. (United Arab Emirates),
Facility B, 6 Month LIBOR + 5.000%
6.000%(c)	07/30/26^	199	198,192
Kingpin Intermediate Holdings LLC,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
4.500%(c)	07/03/24	97	91,692
KUEHG Corp.,
First Lien Term B-3 Loan, 3 Month LIBOR + 3.750%
4.750%(c)	02/21/25	428	405,558
Learning Care Group US No. 2, Inc.,
2020 Incremental Term Loan, 3 Month LIBOR + 8.500%
9.500%(c)	03/13/25	55	54,725
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.250%(c)	03/13/25	83	77,909
Midas Intermediate Holdco II LLC,
Term Loan
—%(p)	12/22/25	45	45,563
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23	155	154,713
Sabert Corp.,
Initial Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	12/10/26	169	168,226
Sotheby’s,
Initial Term Loan, 1 Month LIBOR + 5.500%
6.500%(c)	01/15/27	115	115,735
Travelport Finance Sarl (Luxembourg),
First Lien Initial Term Loan, 3 Month LIBOR + 5.000%
5.254%(c)	05/29/26	163	111,461
Term Loan Non-PIK, 3 Month LIBOR + 8.000%
9.000%(c)	02/28/25	123	121,274
Wash Multifamily Acquisition, Inc.,
First Lien Initial US Term Loan, 1 Month LIBOR + 3.250%
4.250%(c)	05/16/22	123	121,882

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (cont’d.)
Second Lien Initial US Term Loan, 1 Month LIBOR + 7.000%
8.000%(c)	05/12/23	30	$29,498
WaterBridge Midstream Operating LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 5.750%
6.750%(c)	06/22/26	123	105,539

			4,161,965

Computers — 0.0%
Harland Clarke Holdings Corp.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	11/03/23	162	142,468
Imprivata, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
4.250%(c)	11/24/27	105	104,913
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.898%(c)	09/30/24	241	241,321

			488,702

Distribution/Wholesale — 0.0%
BCPE Empire Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	06/11/26^	183	181,241
IAA, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
2.438%(c)	06/29/26	121	120,333

			301,574

Diversified Financial Services — 0.0%
Avolon TLB Borrower 1 US LLC (Ireland),
Term B-3 Loan, 1 Month LIBOR + 1.750%
2.500%(c)	01/15/25	116	114,493
Blucora, Inc.,
Refinancing Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	05/22/24^	138	137,665
Citadel Securities LP,
Term B Facility, 1 Month LIBOR + 2.750%
2.897%(c)	02/27/26	286	285,424
Deerfield Dakota Holding LLC,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	04/09/27	149	149,336
GT Polaris, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	09/24/27	70	69,965
RPI Intermediate Finance Trust,
Term B-1 Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/11/27	221	220,124
Russell Investments US Institutional Holdco, Inc.,
Term Loan, 6 Month LIBOR + 2.750%
3.750%(c)	06/01/23	121	120,911
VFH Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	03/01/26	283	283,111

			1,381,029

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Electric — 0.0%
Exgen Renewables IV LLC,
Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	12/15/27	100	$100,042
Granite Generation LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 3.750%
4.750%(c)	11/09/26	105	105,325
Green Energy Partners/Stonewall LLC,
Term B-1 Conversion Advances, 3 Month LIBOR + 5.500%
6.500%(c)	11/13/21	92	84,330
Hamilton Projects Acquiror LLC,
Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	06/17/27	144	144,419
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 3 Month LIBOR + 3.750%
4.750%(c)	01/30/24	113	104,670
2018 Refinancing Term C Facility, 3 Month LIBOR + 3.750%
4.750%(c)	01/30/24	6	5,904
LMBE-MC HoldCo II LLC,
Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	12/03/25	68	66,472
PG&E Corp.,
New Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	06/23/25	214	216,153
Pike Corp.,
Initial Term Loan, 1 Month LIBOR + 3.970%
4.120%(c)	07/24/26	66	65,330
Vistra Operations Co. LLC,
2018 Incremental Term Loan, 1 Month LIBOR + 1.750%
1.899%(c)	12/31/25	250	248,900

			1,141,545

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Term Loan
—%(p)	12/16/27	43	43,279
2.750%(c)	12/22/27	37	36,621

			79,900

Electronics — 0.0%
TTM Technologies, Inc.,
Term B Loan, 3 Month LIBOR + 2.500%
2.655%(c)	09/30/24^	110	109,405

Energy-Alternate Sources — 0.0%
Array Technologies, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/14/27	133	130,111
Natgasoline LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
3.750%(c)	11/14/25^	103	102,128
Terra-Gen Finance Co. LLC,
Term Loan, 1 Month LIBOR + 4.250%
5.250%(c)	12/09/21^	162	160,917

			393,156

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Engineering & Construction — 0.0%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.250%(c)	06/21/24	284	$277,054
DG Investment Intermediate Holdings 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
3.750%(c)	02/03/25	93	91,492
Hamilton HoldCo LLC (Australia),
Term Loan B, 3 Month LIBOR + 2.000%
2.230%(c)	01/04/27	123	120,954
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 3 Month LIBOR + 12.000%
13.000%(c)	10/06/23^	35	40,425
Rockwood Service Corp.,
Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	01/23/27	191	189,950
Ventia Deco LLC (Australia),
2019 Refinancing Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	05/21/26^	124	122,703
VM Consolidated, Inc.,
Term Loan B-1, 1 Month LIBOR + 3.250%
3.397%(c)	02/28/25^	176	175,188

			1,017,766

Entertainment — 0.1%
Allen Media LLC,
Initial Term Loan, 3 Month LIBOR + 5.500%
5.754%(c)	02/10/27	294	292,387
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B3 (USD) Loan, 1 Month LIBOR + 2.500%
3.500%(c)	02/01/24	420	414,240
AP Gaming I LLC,
Incremental Term B Loan (First Lien), 3 Month LIBOR + 3.500%
4.500%(c)	02/15/24	29	27,690
Aristocrat International Pty Ltd. (Australia),
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/19/24	35	34,999
Aristocrat Technologies, Inc. (Australia),
Term B-3 Loan, 3 Month LIBOR + 1.750%
1.980%(c)	10/19/24	77	76,477
Caesars Resort Collection LLC,
Term B-1 Loan, 1 Month LIBOR + 4.500%
4.647%(c)	07/21/25	374	374,109
Caesars Resort Collection LLC/CRC Finco, Inc.,
Term B Loan, 1 Month LIBOR + 2.750%
2.897%(c)	12/23/24	715	699,979
CCM Merger, Inc.,
Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	11/04/25	60	59,825
Crown Finance US, Inc.,
Initial Dollar Tranche Term Loan Non-PIK, 3 Month LIBOR + 2.500%
2.769%(c)	02/28/25	198	133,452
Second Amendment Dollar Tranche Term Loan Non-PIK, 6 Month LIBOR + 2.750%
3.019%(c)	09/30/26	124	82,170
Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%
3.750%(c)	10/21/24	335	326,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment (cont’d.)
GVC Holdings PLC (United Kingdom),
Facility B3 (USD), 3 Month LIBOR + 2.250%
3.250%(c)	03/29/24	112	$111,884
Herschend Entertainment Co. LLC,
Initial Term Loan, 3 Month LIBOR + 5.750%
6.750%(c)	08/19/25	50	50,124
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
2.647%(c)	05/29/26	70	69,394
Penn National Gaming, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
3.000%(c)	10/15/25	88	86,463
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%
7.000%(c)	12/10/24	276	277,361
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24	152	148,426
SMG US Midco 2, Inc.,
2020 Refinancing Term Loan, 1 - 3 Month LIBOR + 2.500%
2.692%(c)	01/23/25^	74	69,019
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
3.754%(c)	07/10/25	173	173,385
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 3 Month LIBOR + 8.000%
9.000%(c)	05/11/26	94	100,078
UFC Holdings LLC,
Term B Loan, 3 Month LIBOR + 3.250%
4.250%(c)	04/29/26	49	49,069

			3,657,424

Environmental Control — 0.0%
Environmental Resources Management, Inc.,
First Lien Initial Term B-1 Loan, 3 Month LIBOR + 3.250%
3.504%(c)	07/10/26	123	121,586
Filtration Group Corp.,
Initial Dollar Term Loan, 3 Month LIBOR + 3.000%
3.147%(c)	03/31/25	152	149,859

			271,445

Food Service — 0.0%
Aramark Services, Inc.,
US Term B-3 Loan, 1 Month LIBOR + 1.750%
1.895%(c)	03/11/25	233	229,843

Foods — 0.0%
B&G Foods, Inc.,
Term Loan
—%(p)	10/10/26	100	99,714
Bellring Brands LLC,
Term B Loan, 1 Month LIBOR + 5.000%
6.000%(c)	10/21/24	128	128,215
Chobani LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.500%
4.500%(c)	10/20/27	150	149,251

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Foods (cont’d.)
Froneri US, Inc. (United Kingdom),
Facility B2, 1 Month LIBOR + 2.250%
2.397%(c)	01/29/27	139	$137,768
JBS USA LUX SA/JBS USA Finance, Inc.,
New Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	05/01/26	251	248,032
Saffron Borrowco LLC,
Term B Loan, 1 Month LIBOR + 6.750%
6.897%(c)	06/20/25	59	59,536
US Foods, Inc.,
Incremental B-2019 Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	09/13/26	123	121,123

			943,639

Forest Products & Paper — 0.0%
Asplundh Tree Expert LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	09/04/27	130	129,907
Clearwater Paper Corp.,
Initial Term Loan, 3 Month LIBOR + 3.000%
3.250%(c)	07/26/26^	32	32,393

			162,300

Healthcare-Products — 0.0%
AthenaHealth, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 4.500%
4.648%(c)	02/11/26	368	367,517
Avantor Funding, Inc.,
Incremental B-4 Dollar Term Loan, 1 Month LIBOR + 2.500%
3.500%(c)	11/08/27	105	104,956
CPI Holdco LLC,
First Lien Closing Date Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	11/04/26	30	29,794
Maravai Intermediate Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.250%(c)	10/19/27	129	129,570

			631,837

Healthcare-Services — 0.1%
American Renal Holdings, Inc.,
New Term Loan B, 1 Month LIBOR + 5.000%
5.147%(c)	06/21/24	203	202,731
Da Vinci Purchaser Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	01/08/27	214	214,468
DaVita, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	08/12/26	124	122,309
Global Medical Response,
2020 Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	10/02/25	100	99,250
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
3.897%(c)	11/17/25	152	151,395
MED ParentCo LP,
First Lien Delayed Draw Term Loan, 1 Month LIBOR + 4.250%
4.395%(c)	08/31/26	12	11,675

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services (cont’d.)
First Lien Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	08/31/26	47	$46,621
Second Lien Term Loan, 3 Month LIBOR + 8.250%
8.400%(c)	08/30/27	40	39,550
Pluto Acquisition I, Inc.,
Term Loan
—%(p)	06/20/26^	100	99,500
U.S. Radiology Specialists, Inc.,
Closing Date Term Loan, 3 Month LIBOR + 5.500%
6.250%(c)	12/15/27	65	64,533
US Anesthesia Partners, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.000%
4.000%(c)	06/24/24	157	153,390
US Renal Care, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 5.000%
5.147%(c)	06/26/26	292	289,836

			1,495,258

Home Furnishings — 0.0%
Mattress Firm, Inc.,
Term Loan, 3 Month LIBOR + 5.250%
6.250%(c)	11/24/27^	65	65,325
Weber-Stephen Products LLC,
Initial Term B Loan, 1 Month LIBOR + 3.250%
4.000%(c)	10/30/27	100	100,036

			165,361

Household Products/Wares — 0.0%
Kronos Acquisition Holdings, Inc. (Canada),
Term Loan
—%(p)	12/17/26	100	99,875
Reynolds Consumer Products LLC,
Initial Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/04/27	228	226,157

			326,032

Insurance — 0.1%
Acrisure LLC,
Term Loan B 2020, 1 Month LIBOR + 3.500%
3.647%(c)	02/15/27	328	321,184
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 3.250%
3.397%(c)	05/09/25	475	466,450
Amerilife Holdings LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%
4.155%(c)	03/18/27^	174	170,227
AmWINS Group, Inc.,
Term Loan (First Lien), 1 Month LIBOR + 2.750%
3.750%(c)	01/25/24	268	267,484
AssuredPartners, Inc.,
2020 February Refinancing Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	02/12/27	94	92,561
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/24	198	196,799
New B-8 Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	12/23/26	535	528,969

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Insurance (cont’d.)
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/23	111	$110,560
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%
6.647%(c)	08/04/25	376	377,871
HUB International Ltd.,
2019 Incremental Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	04/25/25	124	123,917
Initial Term Loan, 3 Month LIBOR + 2.865%
3.090%(c)	04/25/25	465	456,620
Ryan Specialty Group LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	09/01/27	140	139,126

			3,251,768

Internet — 0.1%
Anastasia Parent LLC,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
4.004%(c)	08/11/25	122	79,422
Arches Buyer, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.000%
4.500%(c)	12/06/27	165	164,882
Buzz Merger Sub Ltd. (Bermuda),
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	01/29/27^	40	39,650
Cablevision Lightpath LLC,
Initial Term Loan, 3 Month LIBOR + 3.250%
3.750%(c)	11/30/27	80	79,760
CNT Holdings I Corp.,
First Lien Initial Term Loan, 6 Month LIBOR + 3.750%
4.500%(c)	11/08/27	125	124,888
EIG Investors Corp.,
2018 Refinancing Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	02/09/23	211	210,974
Getty Images, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.500%
4.688%(c)	02/19/26	49	47,684
Go Daddy Operating Co. LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/15/24	181	180,281
Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	08/10/27	124	124,893
ION Trading Finance Ltd. (Ireland),
Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	11/21/24	300	299,289
Micro Holding Corp.,
Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
3.647%(c)	09/13/24	121	119,498
Northwest Fiber LLC,
First Lien Term B Loan, 1 Month LIBOR + 5.500%
5.653%(c)	04/30/27	239	239,173
Rodan & Fields LLC,
Closing Date Term Loan, 1 Month LIBOR + 4.000%
4.159%(c)	06/16/25	44	36,087
Uber Technologies, Inc.,
First Lien Term Loan, 1 Month LIBOR + 4.000%
5.000%(c)	04/04/25	357	358,709

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Internet (cont’d.)
Web.com Group, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.898%(c)	10/10/25	143	$140,891
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.750%
7.898%(c)	10/09/26	33	31,244

			2,277,325

Investment Companies — 0.0%
FINCO I LLC,
2020 Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	06/27/25	100	99,554
KREF Holdings X LLC,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	09/01/27^	80	80,600

			180,154

Leisure Time — 0.0%
Alterra Mountain Co.,
First Lien Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	08/01/26	45	44,849
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	07/31/24	111	109,505
Bombardier Recreational Products, Inc. (Canada),
2020 Incremental Term Loan, 3 Month LIBOR + 5.000%
6.000%(c)	05/24/27	175	177,690
Callaway Golf Co.,
Term Loan, 1 Month LIBOR + 4.500%
4.652%(c)	01/02/26	74	73,692
Carnival Corp.,
Initial Advance (USD) Term Loan, 1 Month LIBOR + 7.500%
8.500%(c)	06/30/25	90	92,192
Equinox Holdings, Inc.,
Incremental Term B-1 Loan (First Lien), 3 Month LIBOR + 3.000%
4.000%(c)	03/08/24	178	159,011
Initial Loan (Second Lien), 3 Month LIBOR + 7.000%
8.000%(c)	09/06/24	50	33,250
Life Time, Inc.,
New 2017 Refinancing Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/10/22	288	279,827
PlayPower, Inc.,
Initial Term Loan, 3 Month LIBOR + 5.500%
5.740%(c)	05/08/26^	119	111,130
United PF Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 8.500%
9.500%(c)	12/30/26^	30	29,925
Initial Term Loan, 3 Month LIBOR + 4.000%
4.254%(c)	12/30/26	92	85,545

			1,196,616

Lodging — 0.1%
Aimbridge Acquisition Co., Inc.,
2020 Incremental Term Loan, 3 Month LIBOR + 6.000%
6.750%(c)	02/02/26	75	74,532
Boyd Gaming Corp.,
Refinancing Term B Loan, 1 Month LIBOR + 2.250%
2.352%(c)	09/15/23	133	131,410

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Lodging (cont’d.)
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	04/18/24	290	$285,607
Four Seasons Hotels Ltd. (Canada),
Restated Term Loan, 3 Month LIBOR + 2.000%
2.147%(c)	11/30/23	122	120,667
Golden Nugget LLC,
First Initial Term Loan, 2 Month LIBOR + 2.500%
3.250%(c)	10/04/23	412	397,022
Marriott Ownership Resorts, Inc.,
Term Loan B, 1 Month LIBOR + 1.750%
1.897%(c)	08/29/25	108	105,471
Station Casinos LLC,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
2.500%(c)	02/08/27	247	243,466
Wyndham Hotels & Resorts, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
1.897%(c)	05/30/25	146	144,635

			1,502,810

Machinery-Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 3.000%
3.750%(c)	08/01/25	410	408,258
Vertiv Group Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.153%(c)	03/02/27	248	246,353

			654,611

Machinery-Diversified — 0.0%
CPM Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
3.908%(c)	11/17/25	54	52,199
Thermon Holding Corp.,
Term B Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/30/24^	54	53,849
Verticcal US Newco, Inc.,
Facility B (USD) Loan, 3 Month LIBOR + 4.250%
4.567%(c)	07/30/27	100	100,277

			206,325

Media — 0.1%
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 1 Month LIBOR + 2.750%
2.909%(c)	07/15/25	121	117,710
October 2017 USD Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	01/31/26	121	118,219
American Consolidated Natural Resources, Inc.,
First Priority Exit Facility Non-PIK, 3 Month LIBOR + 13.000%
14.000%(c)	09/21/27^	82	82,114
Cengage Learning, Inc.,
2016 Refinancing Term Loan, 3 Month LIBOR + 4.250%
5.250%(c)	06/07/23	180	172,543
Charter Communications Operating LLC,
Term Loan B2, 1 Month LIBOR + 1.750%
1.900%(c)	02/01/27	553	549,647

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (cont’d.)
Coral-US Co-Borrower LLC (Chile),
Term B-5 Loan, 1 Month LIBOR + 2.250%
2.397%(c)	01/31/28	280	$276,000
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.409%(c)	07/17/25	226	222,482
October 2018 Incremental Term Loan, 1 Month LIBOR + 2.250%
2.409%(c)	01/15/26	172	168,898
September 2019 Term Loan, 1 Month LIBOR + 2.500%
2.659%(c)	04/15/27	124	122,822
Cumulus Media New Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	03/31/26	62	61,034
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.400%(c)	08/24/26	380	336,466
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
2.648%(c)	11/18/24	142	137,948
EW Scripps Co. (The),
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	05/01/26	123	121,224
3.500%	12/15/27	95	95,000
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	05/01/26	64	63,224
ION Media Networks, Inc.,
Term B-4 Loans, 1 Month LIBOR + 3.000%
3.188%(c)	12/17/24	148	148,002
LCPR Loan Financing LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
5.159%(c)	10/15/26	135	135,281
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
2.905%(c)	09/18/26	230	228,460
Nielsen Finance LLC,
Dollar Term B-5 Loan, 1 Month LIBOR + 3.750%
4.750%(c)	06/06/25	80	80,073
Radiate Holdco LLC,
Term B Loan, 1 Month LIBOR + 3.500%
4.250%(c)	09/25/26	290	290,091
Shearer’s Foods LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	09/23/27	116	115,957
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
2.650%(c)	09/30/26	109	107,267
Springer Nature Deutschland GmbH (Germany),
Term Loan B 16, 1 Month LIBOR + 3.500%
4.500%(c)	08/14/24	103	103,026
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.659%(c)	01/31/28	250	247,366

			4,100,854

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Metal Fabricate/Hardware — 0.0%
Hillman Group, Inc. (The),
Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	05/31/25	133	$132,433
Sabre Industries, Inc.,
Term Loan, 1 Month LIBOR + 3.250%
3.398%(c)	04/15/26^	114	113,492
Zekelman Industries, Inc.,
2020 Term Loan, 1 Month LIBOR + 2.000%
2.143%(c)	01/24/27	121	120,285

			366,210

Mining — 0.0%
American Rock Salt Co. LLC,
2018 Term Loan, 1 Month LIBOR + 3.500%
4.500%(c)	03/21/25	80	80,149

Miscellaneous Manufacturing — 0.0%
Excelitas Technologies Corp.,
First Lien Initial USD Term Loan, 3 Month LIBOR + 3.500%
4.500%(c)	12/02/24	44	43,050
Vectra Co.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.250%
7.397%(c)	03/08/26^	15	14,250
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.397%(c)	03/08/25	107	104,468

			161,768

Oil & Gas — 0.0%
Apro LLC,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.000%(c)	11/14/26	50	49,466
California Resources Corp.,
Term Loan
—%(p)	10/27/21	35	35,024
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%
8.000%(c)	08/01/23	69	63,681
Delek US Holdings, Inc.,
Incremental Term Loan, 1 Month LIBOR + 5.500%
6.500%(c)	03/31/25	84	83,414
Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	03/31/25	102	97,606
Gavilan Resources LLC,
Initial Term Loan (Second Lien), 3 Month LIBOR + 6.000%
9.250%(c)	03/01/24^	225	—

			329,191

Oil & Gas Services — 0.0%
Championx Holding Inc.,
Term Loan, 3 Month LIBOR + 5.000%
6.000%(c)	06/03/27	73	73,948

Packaging & Containers — 0.1%
Berlin Packaging LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%
3.210%(c)	11/07/25	224	220,263
Berry Global, Inc.,
Term Y Loan, 1 Month LIBOR + 2.000%
2.149%(c)	07/01/26	88	87,859

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Packaging & Containers (cont’d.)
BWay Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
3.480%(c)	04/03/24	121	$116,373
Charter NEX US, Inc.,
First Lien Term Loan, 1 Month LIBOR + 4.250%
5.000%(c)	12/01/27	105	105,394
Flex Acquisition Co., Inc.,
Incremental B-2018 Term Loan, 3 Month LIBOR + 3.250%
3.350%(c)	06/29/25	130	128,269
Initial Term Loan, 1 - 3 Month LIBOR + 3.000%
4.000%(c)	12/29/23	318	316,206
Graham Packaging,
Initial Term Loan, 1 Month LIBOR + 3.750%
4.500%(c)	08/04/27	167	166,896
Pregis Topco LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	07/31/26	124	123,028
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	02/06/23	228	227,086
Tranche B-2 US Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	02/05/26	125	124,037

			1,615,411

Pharmaceuticals — 0.1%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.148%(c)	06/02/25	285	283,600
Elanco Animal Health, Inc.,
Term Loan, 3 Month LIBOR + 1.750%
1.905%(c)	08/01/27	365	361,714
Lannett Co., Inc.,
Initial Tranche B Term Loan, 3 Month LIBOR + 5.375%
6.375%(c)	11/25/22	316	309,821
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	315	314,606
Packaging Coordinators Midco, Inc.,
First Lien Term B Loan, 6 Month LIBOR + 3.750%
4.500%(c)	11/30/27	80	80,000
Pathway Vet Alliance LLC,
First Lien Initial Delayed Draw Term Loan, 1 Month LIBOR + 4.000%
4.146%(c)	03/31/27	8	7,862
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	03/31/27	96	96,259

			1,453,862

Pipelines — 0.0%
BCP Raptor LLC,
Initial Term Loan, 1 Month LIBOR + 4.750%
4.896%(c)	11/03/25	123	110,425
5.250%(c)	06/24/24	146	133,551
BCP Renaissance Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
4.500%(c)	10/31/24	122	117,507

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pipelines (cont’d.)
Blackstone CQP Holdco, LP,
Initial Term Loan, 3 Month LIBOR + 3.500%
3.736%(c)	09/30/24	246	$245,512
Brazos Delaware II LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
4.152%(c)	05/21/25	53	45,603
EPIC Crude Services LP,
Term Loan, 6 Month LIBOR + 5.000%
5.260%(c)	03/02/26	150	102,992
GIP III Stetson I LP,
Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	07/18/25	205	182,413
Lower Cadence Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	05/22/26	98	95,608
Traverse Midstream Partners LLC,
Advance, 1 Month LIBOR + 5.500%
6.500%(c)	09/27/24	75	73,837

			1,107,448

Private Equity — 0.0%
HarbourVest Partners, LP,
Term Loan, 1 Month LIBOR + 2.250%
2.391%(c)	03/03/25	205	203,070
Victory Capital Holdings, Inc.,
Tranche B-1 Term Loan, 3 Month LIBOR + 2.500%
2.734%(c)	07/01/26	69	68,096

			271,166

Real Estate — 0.0%
Cushman & Wakefield PLC,
Replacement Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/21/25	236	230,321

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 1.750%
1.894%(c)	12/20/24	430	422,028

Regional — 0.0%
Seminole Tribe of Florida,
Refinancing Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	07/08/24	78	77,529

Retail — 0.1%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.897%(c)	11/19/26	124	121,546
Academy Ltd.,
New Initial Term Loan, 1 Month LIBOR + 5.000%
5.750%(c)	11/05/27	140	139,650
Ashco LLC,
Initial Term Loan, 3 Month LIBOR + 5.000%
5.750%(c)	09/25/24	1,289	1,290,464
BW Gas & Convenience Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 6.250%
6.400%(c)	11/18/24	86	85,927

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (cont’d.)
CEC Entertainment, Inc.,
Term B Loan, 3 Month LIBOR + 0.000%
1.070%(c)	12/30/27^		25	$23,971
EG America LLC (United Kingdom),
Additional Facility Loan, 3 Month LIBOR + 4.000%
4.254%(c)	02/07/25		123	121,916
EG Finco Ltd. (United Kingdom),
Facility B (USD) Loan, 3 Month LIBOR + 4.000%
4.254%(c)	02/07/25		39	38,427
GYP Holdings III Corp.,
2018 Incremental Term Loan, 1 Month LIBOR + 2.750%
2.900%(c)	06/01/25		276	274,576
Harbor Freight Tools USA, Inc.,
2020 Initial Term Loan, 1 Month LIBOR + 3.250%
4.000%(c)	10/19/27		415	414,441
KFC Holding Co.,
2018 Term B Loan, 1 Month LIBOR + 1.750%
1.908%(c)	04/03/25		239	237,769
LBM Acquisition LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	12/17/27		90	89,906
Term Loan
—%(p)	12/18/27		20	19,979
LS Group OpCo Acquistion LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
4.250%(c)	11/02/27		125	124,844
Michaels Stores, Inc.,
2020 Refinancing Term B Loan, 1 Month LIBOR + 3.500%
4.250%(c)	10/01/27		125	123,752
Party City Holdings, Inc.,
2018 Replacement Term Loan, 2 - 3 Month LIBOR + 2.500%
3.250%(c)	08/19/22		192	176,941
Red Lobster Management LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 5.250%
6.250%(c)	07/28/21		100	97,430
Sports Authority, Inc. (The),
Term B Loan, 3 Month LIBOR + 6.000%
7.500%(c)	11/16/17^	(d)	249	249
Staples, Inc.,
2019 Refinancing New Term B-1 Loans, 3 Month LIBOR + 5.000%
5.214%(c)	04/16/26		63	60,814
Whatabrands LLC,
2020 Refinancing Term Loan, 1 Month LIBOR + 2.750%
2.904%(c)	07/31/26		176	174,713
White Cap Buyer LLC,
Initial Closing Date Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	10/19/27		125	124,870
Wok Holdings, Inc.,
Term Loan, 1 Month LIBOR + 6.250%
6.397%(c)	03/01/26		163	141,586
Woof Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	12/21/27		125	124,844

				4,008,615

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Semiconductors — 0.0%
Allegro MicroSystems, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.000%
4.500%(c)	09/24/27^	8	$8,036
Cabot Microelectronics Corp.,
Term Loan B1, 1 Month LIBOR + 2.000%
2.188%(c)	11/17/25	61	60,856
ON Semiconductor Corp.,
2019 Replacement Term B-4, 1 Month LIBOR + 2.000%
2.147%(c)	09/19/26	124	123,643

			192,535

Shipbuilding — 0.0%
MHI Holdings LLC,
First Lien Term Loan, 1 Month LIBOR + 5.000%
5.147%(c)	09/20/26^	100	99,249

Software — 0.1%
Aptean, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	04/23/26^	49	48,265
Ascend Learning LLC,
Incremental Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	07/12/24	85	84,929
Initial Term Loan, 1 Month LIBOR + 3.000%
4.000%(c)	07/12/24	172	170,606
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/02/25	305	303,029
Bracket Intermediate Holding Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
4.484%(c)	09/05/25	78	77,125
Camelot Co. (Luxembourg),
Amendment No 2 Incremental Term Loans, 1 Month LIBOR + 3.000%
4.000%(c)	10/30/26	300	299,250
Camelot US Acquisition I Co.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	10/30/26	140	138,787
Ceridian HCM Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.602%(c)	04/30/25	150	147,874
Championx Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
8.250%(c)	06/13/25	160	160,067
Cloudera, Inc.,
Term Loan, 1 Month LIBOR + 2.500%
3.250%(c)	12/22/27^	100	99,875
COMMERCEHUB INC,
Term Loan
—%(p)	12/02/27^	100	99,750
Cvent, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	11/30/24	122	116,168
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
4.147%(c)	10/16/26	125	124,468
Dynatrace LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	08/22/25	49	48,009

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (cont’d.)
Emerald TopCo, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
3.714%(c)	07/27/26	123	$121,895
Epicor Software Corp.,
Term B Loan, 1 Month LIBOR + 4.250%
5.250%(c)	07/30/27	130	130,323
Fastball Mergersub LLC,
First Lien Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	01/31/27	30	29,337
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
4.500%(c)	06/13/24	441	431,631
Flexera Software LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.250%
4.250%(c)	02/26/25	123	122,253
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	12/01/27	125	125,117
Hyland Software, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
4.250%(c)	07/01/24	258	257,777
MA FinanceCo LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	06/21/24	65	64,308
Tranche B4 Term Loans, 3 Month LIBOR + 4.250%
5.250%(c)	06/05/25	50	50,019
Marcel Bidco LLC (Germany),
Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	12/31/27^	50	50,000
Navex TopCo, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.400%(c)	09/05/25	25	24,130
Project Boost Purchaser LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	06/01/26	123	121,843
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 3.000%
4.000%(c)	11/03/23	243	242,148
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.397%(c)	05/30/25	87	85,870
Seattle Escrow Borrower LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	06/21/24	421	414,090
Severin Acquisition LLC,
First Lien Term Loan, 1 Month LIBOR + 3.250%
3.404%(c)	08/01/25	83	81,912
Sophia, LP,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	10/07/27	205	205,085
SS&C Technologies, Inc.,
Term B-3 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	04/16/25	59	57,985
Term B-4 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	04/16/25	45	44,868
Term B-5 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	04/16/25	240	237,563

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (cont’d.)
SuperMoose Borrower LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.004%(c)	08/29/25	88	$81,761
Ultimate Software Group, Inc.,
2020 Incremental Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	05/04/26	329	330,697
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
3.897%(c)	05/04/26	207	207,213
Second Lien Initial Term Loan, 3 Month LIBOR + 6.750%
7.500%(c)	05/03/27	120	123,150
VS Buyer LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	02/28/27	159	157,609
Xperi Holding Corp.,
Initial Term B Loan, 1 Month LIBOR + 4.000%
4.147%(c)	06/01/25	112	112,480
Zelis Cost Management Buyer, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
4.897%(c)	09/30/26	124	123,943

			5,953,209

Telecommunications — 0.1%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.397%(c)	03/15/27	75	73,506
CommScope, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	04/06/26	291	288,555
Connect Finco Sarl (United Kingdom),
Initial Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	12/12/26	124	124,466
Consolidated Communications Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
5.750%(c)	10/02/27	80	80,090
Frontier Communications Corp.,
DIP Initial Term Loan, 1 Month LIBOR + 4.750%
5.750%(c)	10/08/21^	230	231,150
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	07/14/21	312	318,214
Tranche B-3 Term Loan, PRIME + 0.000%
3.250%(c)	11/27/23	1,034	1,044,655
Tranche B-4 Term Loan, PRIME + 3.500%
6.750%(c)	01/02/24	100	101,475
Tranche B-5 Term Loan
8.625%	01/02/24	125	126,953
Iridium Satellite LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	11/04/26	104	104,636
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
1.897%(c)	03/01/27	208	204,970
Numericable US LLC (France),
USD TLB-11 Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	07/31/25	301	294,349
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
3.846%(c)	01/31/26	244	241,211

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Telecommunications (cont’d.)
Onvoy LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	02/12/24	138	$134,767
Securus Technologies Holdings, Inc.,
Initial Loan (Second Lien), 6 Month LIBOR + 8.250%
9.250%(c)	11/01/25	200	162,000
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
5.500%(c)	11/01/24	121	113,369
Telesat LLC,
Term B-5 Loan, 1 Month LIBOR + 2.750%
2.900%(c)	12/07/26	102	100,876
Windstream Services LLC,
Initial Term Loan, 1 Month LIBOR + 6.250%
7.250%(c)	09/21/27	125	121,413
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%
4.897%(c)	06/10/27	80	79,583
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	03/09/27	402	398,885

			4,345,123

Transportation — 0.0%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
2.254%(c)	12/30/26	84	84,088

TOTAL BANK LOANS
(cost $57,123,317)			56,434,956

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2019-BPR, Class ANM, 144A
3.112%	11/05/32	934	964,996
Series 2020-JGDN, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 0.000%)
2.909%(c)	11/15/30	600	600,549
Benchmark Mortgage Trust,
Series 2019-B12, Class XA, IO
1.066%(cc)	08/15/52	12,652	815,382
Series 2019-B14, Class XA, IO
0.788%(cc)	12/15/62	13,139	658,336
Series 2020-B17, Class XA, IO
1.420%(cc)	03/15/53	11,625	1,068,676
BFLD Trust,
Series 2020-OBRK, Class A, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.209%(c)	11/15/28	623	622,999
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.109%(c)	11/15/36	692	685,061
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class A, 144A, 1 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.279%(c)	06/15/34	2,007	1,925,668

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class XA, IO
1.037%(cc)	04/10/48	7,213	$275,553
Series 2015-GC33, Class XA, IO
0.887%(cc)	09/10/58	6,838	239,971
Series 2016-P06, Class XA, IO
0.774%(cc)	12/10/49	6,747	178,454
Commercial Mortgage Trust,
Series 2013-CR07, Class AM, 144A
3.314%	03/10/46	173	181,590
Series 2014-CR17, Class XA, IO
0.968%(cc)	05/10/47	4,310	110,168
Series 2014-LC17, Class XA, IO
0.723%(cc)	10/10/47	4,940	107,168
Series 2014-UBS06, Class XA, IO
0.887%(cc)	12/10/47	4,456	121,858
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.139%(c)	05/15/36	300	300,402
Credit Suisse Mortgage Trust,
Series 2018-SITE, Class A, 144A
4.284%	04/15/36	915	911,375
CSAIL Commercial Mortgage Trust,
Series 2019-C15, Class A2
3.451%	03/15/52	1,175	1,254,520
DBUBS Mortgage Trust,
Series 2011-LC3A, Class B, 144A
5.335%(cc)	08/10/44	1,100	1,109,393
FHLMC Multifamily Structured Pass-Through Certificates,
Series K118, Class A2
1.493%	09/25/30	4,251	4,365,840
Series K119, Class A2
1.566%	09/25/30	700	724,756
Series K120, Class A2
1.500%	10/25/30	1,100	1,129,819
Series K121, Class A2
1.547%	10/25/30	200	206,273
Series K122, Class A2
1.521%	11/25/30	600	622,314
GS Mortgage Securities Corp. Trust,
Series 2018-03PCK, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.609%(c)	09/15/31	1,700	1,559,343
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA, IO
1.222%(cc)	10/10/48	3,773	179,776
Series 2018-HART, Class A, 144A, 1 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.249%(c)	10/15/31	1,059	1,059,000
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
0.741%(cc)	04/15/47	977	16,318
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	1,400	1,450,685

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C06, Class AS
4.117%	05/15/45	1,928	$1,993,637
Series 2012-CBX, Class A4
3.483%	06/15/45	875	889,109
Series 2012-CBX, Class AS
4.271%	06/15/45	200	208,166
Series 2013-C16, Class AS
4.517%	12/15/46	1,154	1,254,663
Series 2013-LC11, Class AS
3.216%	04/15/46	113	117,462
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,812	1,910,223
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	2,000	51,600
Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.159%(c)	09/15/29	950	944,072
Merit 2020-Hill,
Series 2020-HILL, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.309%(c)	08/15/37	347	347,661
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.082%(cc)	07/15/46	300	321,341
Series 2015-C25, Class XA, IO
1.053%(cc)	10/15/48	4,413	170,217
Morgan Stanley Capital I Trust,
Series 2018-BOP, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
1.009%(c)	08/15/33	2,409	2,378,890
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	1,230	1,277,599
Series 2019-NUGS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 2.450%)
2.450%(c)	12/15/36	400	408,210
RETL Trust,
Series 2019-RVP, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.709%(c)	03/15/36	3	3,406
Series 2019-RVP, Class C, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.259%(c)	03/15/36	200	192,564
UBS Commercial Mortgage Trust,
Series 2017-C07, Class XA, IO
1.034%(cc)	12/15/50	4,146	218,798
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class ASEC, 144A
4.179%	05/10/63	824	857,792
Series 2012-C03, Class AS, 144A
3.814%	08/10/49	300	312,879
Series 2013-C06, Class A3FL, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.790%)
0.938%(c)	04/10/46	1,145	1,146,203
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
0.977%(cc)	11/15/48	4,028	163,310

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C46, Class XA, IO
0.940%(cc)	08/15/51		3,821	$185,986
WFRBS Commercial Mortgage Trust,
Series 2012-C09, Class AS
3.388%	11/15/45		200	207,706
Series 2013-C14, Class A3FL, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.873%(c)	06/15/46		1,024	1,024,488
Series 2014-C24, Class XA, IO
0.833%(cc)	11/15/47		2,483	59,708
Series 2014-LC14, Class XA, IO
1.264%(cc)	03/15/47		1,843	60,012

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $40,260,654)				40,151,945

CORPORATE BONDS — 11.6%
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.800%	10/07/24		879	979,825
4.750%	10/07/44		458	599,326
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31		550	555,436
3.000%	09/15/50	(a)	2,000	2,112,325
Boeing Co. (The),
Sr. Unsec’d. Notes
2.750%	02/01/26	(a)	1,100	1,159,313
3.500%	03/01/39		200	201,617
3.950%	08/01/59		500	533,002
5.040%	05/01/27		1,000	1,172,422
5.150%	05/01/30		450	544,724
5.930%	05/01/60		2,300	3,250,933
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.090%	09/15/52		185	245,919
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.030%	10/15/47		1,070	1,335,308
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		125	133,205
8.000%	12/15/25		10	11,040

				12,834,395

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
3.400%	05/06/30	(a)	370	413,639
3.800%	02/14/24		1,171	1,278,688
4.250%	08/09/42	(a)	500	557,281
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		1,300	1,448,778
4.540%	08/15/47		500	554,606

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	700	$717,467
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	07/26/24	1,000	1,069,575
3.500%	07/26/26	300	331,276
3.750%	07/21/22	715	744,927
4.250%	07/21/25	500	562,375
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.100%	05/01/30	400	416,325
4.250%	11/10/44	100	125,645
4.375%	11/15/41	100	125,344
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	91	103,822

			8,449,748

Airlines — 0.1%
Alaska Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.800%	02/15/29	200	219,711
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27	448	379,031
American Airlines 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29	1,457	1,225,518
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	25	26,764
Southwest Airlines Co.,
Sr. Unsec’d. Notes
4.750%	05/04/23	600	652,047
5.125%	06/15/27	580	689,552
5.250%	05/04/25	200	231,872
United Airlines 2018-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.600%	09/01/27	1,615	1,597,682
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29	1,482	1,378,054

			6,400,231

Apparel — 0.0%
VF Corp.,
Sr. Unsec’d. Notes
2.400%	04/23/25	1,000	1,067,913
2.950%	04/23/30	300	331,822

			1,399,735

Auto Manufacturers — 0.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21	1,010	1,012,014

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		1,540	$1,609,663
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.339%	03/28/22		675	683,750
3.375%	11/13/25		560	572,180
4.000%	11/13/30		10	10,506
4.140%	02/15/23		1,100	1,131,362
4.250%	09/20/22		1,200	1,237,335
5.875%	08/02/21		550	561,953
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		90	108,000
5.150%	04/01/38	(a)	600	719,369
5.200%	04/01/45		203	245,425
5.400%	04/01/48		385	483,567
5.950%	04/01/49	(a)	400	539,022
6.750%	04/01/46		217	310,505
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23		1,000	1,048,349
3.700%	05/09/23		400	424,424
Sr. Unsec’d. Notes
3.550%	07/08/22		400	417,873
4.150%	06/19/23		1,400	1,506,135
4.200%	11/06/21		400	411,902
5.200%	03/20/23		300	329,000
5.650%	01/17/29		200	247,616
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.125%	05/12/23		400	422,646
4.750%	11/13/28		450	546,709

				14,579,305

Banks — 2.4%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25		340	371,203
4.750%	10/12/23		1,000	1,099,381
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.197%(ff)	10/24/26	(a)	700	711,883
1.922%(ff)	10/24/31		900	911,609
2.676%(ff)	06/19/41		1,500	1,562,296
3.194%(ff)	07/23/30		1,450	1,621,899
4.083%(ff)	03/20/51		900	1,138,086
4.244%(ff)	04/24/38		1,000	1,234,421
Sub. Notes
7.750%	05/14/38		600	1,017,641
Sub. Notes, MTN
4.200%	08/26/24		2,578	2,886,116
Sub. Notes, MTN, Series L
4.183%	11/25/27		1,700	1,972,581
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23		500	546,282

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25		1,040	$1,212,991
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22		350	355,898
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
1.007%(ff)	12/10/24		600	604,521
2.645%(ff)	06/24/31		300	312,948
3.250%	01/12/21		1,040	1,040,569
3.650%	03/16/25		600	662,445
3.684%	01/10/23		600	618,289
3.932%(ff)	05/07/25		720	788,386
Sub. Notes
4.836%	05/09/28	(a)	487	563,222
BBVA USA,
Sr. Unsec’d. Notes
2.875%	06/29/22		1,725	1,784,394
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		1,400	1,465,186
Sub. Notes, 144A
2.588%(ff)	08/12/35		600	611,337
BPCE SA (France),
Gtd. Notes, MTN
3.375%	12/02/26		1,000	1,130,661
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		550	562,383
CIT Bank NA,
Sr. Unsec’d. Notes
2.969%(ff)	09/27/25		445	463,811
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.929%(ff)	06/19/24		75	79,163
4.750%	02/16/24		1,000	1,091,156
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.976%(ff)	11/05/30		1,700	1,871,088
3.106%(ff)	04/08/26		1,000	1,094,151
3.878%(ff)	01/24/39	(a)	2,400	2,871,599
Sub. Notes
4.400%	06/10/25		1,235	1,415,899
4.600%	03/09/26		420	492,429
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	04/28/25		350	371,408
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		259	261,495
Sub. Notes, 144A
2.638%	09/30/32		565	597,903
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26	(a)	600	677,933
4.625%	12/01/23		828	922,476

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23		890	$917,110
4.207%(ff)	06/12/24		600	649,874
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	09/15/22		470	496,055
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23		1,100	1,105,152
3.875%	09/12/23		1,000	1,077,538
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		900	921,022
2.222%(ff)	09/18/24		1,140	1,172,093
3.150%	01/22/21		2,200	2,202,316
Discover Bank,
Sr. Unsec’d. Notes
3.200%	08/09/21		500	507,332
3.350%	02/06/23		1,000	1,055,416
4.250%	03/13/26		500	575,964
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.550%	05/05/27		1,000	1,087,589
Sub. Notes
8.250%	03/01/38		1,430	2,429,041
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.200%	02/23/23		1,300	1,373,927
3.691%(ff)	06/05/28		750	864,361
4.017%(ff)	10/31/38		1,750	2,132,462
4.411%(ff)	04/23/39		200	254,519
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23		1,000	1,038,042
Sub. Notes
6.750%	10/01/37		520	790,653
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28	(a)	750	767,884
2.357%(ff)	08/18/31	(a)	904	933,073
2.848%(ff)	06/04/31		200	214,752
4.041%(ff)	03/13/28	(a)	454	517,868
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22		315	320,845
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		200	206,846
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.375%	01/12/23		700	732,997
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41		1,000	1,027,805
3.109%(ff)	04/22/51		900	1,001,157
5.600%	07/15/41		125	188,124

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
2.956%(ff)	05/13/31	(a)	975	$1,067,161
3.625%	12/01/27		1,700	1,931,458
3.875%	09/10/24		723	809,234
4.125%	12/15/26		1,510	1,763,427
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.326%(ff)	06/15/23	(a)	650	657,215
2.438%(ff)	02/05/26	(a)	750	792,846
2.907%(ff)	11/07/23		952	992,641
Sub. Notes
4.500%	11/04/24	(a)	350	391,560
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
0.848%(ff)	09/15/24		1,000	1,006,174
1.412%	07/17/25	(a)	600	616,006
3.455%	03/02/23		1,000	1,065,294
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		900	1,032,294
3.737%(ff)	04/24/24	(a)	800	860,624
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		1,770	2,028,622
5.597%(ff)	03/24/51		1,000	1,608,463
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	(a)	700	704,052
2.188%(ff)	04/28/26		500	528,616
3.971%(ff)	07/22/38		500	618,268
Sub. Notes, MTN
4.875%	11/01/22		430	463,509
5.000%	11/24/25		1,000	1,193,894
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24		973	1,062,306
Sub. Notes
3.032%(ff)	11/28/35		2,000	2,065,938
5.125%	05/28/24	(a)	720	807,885
6.000%	12/19/23		1,243	1,418,161
Regions Bank,
Sub. Notes
6.450%	06/26/37		559	790,863
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.400%	01/18/23	(a)	850	893,281
3.500%	06/07/24		400	432,910
4.450%	12/03/21		1,000	1,032,375
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%	12/14/26		1,300	1,311,714
SVB Financial Group,
Sr. Unsec’d. Notes
3.125%	06/05/30	(a)	924	1,039,794
Synovus Bank,
Sr. Unsec’d. Notes
2.289%(ff)	02/10/23		847	857,910

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Synovus Financial Corp., Sr. Unsec’d. Notes
3.125%	11/01/22		1,448	$1,501,376
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	(a)	1,000	1,043,051
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26		1,250	1,315,375
3.068%(ff)	04/30/41		1,000	1,087,914
Sr. Unsec’d. Notes, MTN
4.478%(ff)	04/04/31		1,800	2,198,506
5.013%(ff)	04/04/51		1,500	2,128,203
Sub. Notes, GMTN
4.300%	07/22/27		969	1,136,589
Sub. Notes, MTN
4.650%	11/04/44		500	639,489
4.750%	12/07/46		500	654,675
Zions Bancorp NA,
Sub. Notes
3.250%	10/29/29	(a)	1,460	1,533,501

				110,642,130

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		400	520,238
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		927	1,158,330
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		300	353,855
4.150%	01/23/25		500	569,246
4.500%	06/01/50		4,200	5,291,211
4.600%	04/15/48		1,300	1,638,613
4.600%	06/01/60		400	513,657
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/60	(a)	1,000	1,075,804
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.800%	05/01/50	(a)	300	358,153
4.597%	05/25/28		650	792,325
4.985%	05/25/38	(a)	500	667,639
Molson Coors Beverage Co.,
Gtd. Notes
3.000%	07/15/26	(a)	1,750	1,917,570
3.500%	05/01/22	(a)	1,200	1,247,624

				16,104,265

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.663%	06/15/51		435	589,083

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30		1,200	$1,182,302
2.800%	09/15/50		1,000	968,100

				2,739,485

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27		1,000	1,078,476
2.700%	02/15/31		500	536,851
2.722%	02/15/30		600	641,121
3.377%	04/05/40		600	657,218
3.577%	04/05/50	(a)	575	642,149
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28	(a)	850	988,267

				4,544,082

Chemicals — 0.3%
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 144A, 3 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
3.966%(c)	06/15/22		250	245,208
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26		425	478,894
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
5.000%	09/26/48	(a)	550	736,012
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27		1,000	1,121,088
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30		850	877,355
2.875%	05/01/25		400	433,931
3.375%	10/01/40		600	640,504
3.625%	04/01/51		600	654,696
3.800%	10/01/60		600	645,367
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		1,400	1,464,446
5.625%	11/15/43		500	646,458
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
1.900%	05/13/23		350	361,817
2.950%	05/13/30		500	550,704
3.950%	05/13/50		300	363,147
4.000%	12/15/26		248	288,045
4.900%	06/01/43		400	514,224
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.832%	10/15/27		1,000	1,029,984
Sr. Unsec’d. Notes, 144A
3.268%	11/15/40		500	536,344
3.468%	12/01/50	(a)	500	541,703

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
4.500%	06/01/47	(a)	400	$531,639
Westlake Chemical Corp.,
Sr. Unsec’d. Notes
3.375%	06/15/30		1,100	1,211,419

				13,872,985

Commercial Services — 0.0%
Moody’s Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/60	(a)	1,741	1,629,854
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30		500	511,226

				2,141,080

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	08/04/46		800	1,027,384
4.650%	02/23/46		500	712,806
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		830	918,040
6.020%	06/15/26	(a)	1,300	1,586,234
6.200%	07/15/30		353	456,725
8.350%	07/15/46		300	451,535
Leidos, Inc.,
Gtd. Notes, 144A
4.375%	05/15/30		300	359,532

				5,512,256

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23		1,450	1,511,246
3.500%	05/26/22		498	514,255
4.625%	10/15/27	(a)	1,000	1,132,381
4.875%	01/16/24	(a)	338	369,692
Air Lease Corp.,
Sr. Unsec’d. Notes
2.625%	07/01/22	(a)	800	819,818
3.125%	12/01/30		1,140	1,185,387
3.375%	06/01/21		440	444,785
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		830	877,965
Ally Financial, Inc.,
Sr. Unsec’d. Notes
1.450%	10/02/23		471	480,723
3.050%	06/05/23		1,475	1,555,527
5.125%	09/30/24	(a)	500	576,189
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
4.250%	04/15/26		1,072	1,158,315

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Blackstone Holdings Finance Co. LLC,
Gtd. Notes, 144A
2.800%	09/30/50		1,225	$1,250,308
3.500%	09/10/49		500	574,237
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.600%	05/11/23		550	576,412
3.200%	01/30/23		1,000	1,055,514
3.650%	05/11/27	(a)	270	309,598
3.900%	01/29/24		1,000	1,095,047
Discover Financial Services,
Sr. Unsec’d. Notes
4.500%	01/30/26		750	867,665
5.200%	04/27/22		490	519,631
GE Capital Funding LLC,
Gtd. Notes, 144A
3.450%	05/15/25	(a)	600	662,335
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		525	625,987
Synchrony Financial,
Sr. Unsec’d. Notes
2.850%	07/25/22		396	409,201
3.750%	08/15/21		745	755,788
4.250%	08/15/24		750	827,559
4.375%	03/19/24		1,557	1,714,517
Visa, Inc.,
Sr. Unsec’d. Notes
2.050%	04/15/30		100	106,769
2.700%	04/15/40		100	109,112
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	(a)	655	703,671
4.250%	06/09/23		1,200	1,298,642

				24,088,276

Electric — 1.0%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, Series M
3.650%	04/01/50		400	483,106
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
1.375%	01/15/26		430	433,664
2.450%	01/15/31		1,060	1,073,488
3.300%	07/15/25		950	1,036,565
3.950%	07/15/30		2,445	2,761,026
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49		1,500	1,765,155
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49		400	526,562
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
1.650%	05/15/31	(a)	3,000	2,996,247
2.850%	05/15/51		1,000	1,024,509

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29		500	$516,711
3.743%	05/01/26	(a)	778	861,153
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36		350	429,979
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		1,300	1,383,714
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/58		700	924,180
Dominion Energy, Inc.,
Jr. Sub. Notes
2.715%	08/15/21		1,200	1,216,152
3.071%	08/15/24		350	377,937
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49		500	670,368
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	(a)	1,300	1,480,107
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	(a)	500	532,045
3.750%	09/01/46		1,500	1,741,300
4.200%	06/15/49		500	632,072
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43		377	511,125
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30		281	290,384
3.616%	08/01/27		500	553,647
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23		495	514,666
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		304	306,392
3.550%	06/15/26		400	448,378
4.750%	06/15/46		710	901,056
Entergy Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/30		425	460,496
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		1,100	1,144,066
Sr. Unsec’d. Notes
3.950%	06/15/25		473	535,658
4.700%	04/15/50	(a)	1,100	1,456,241
5.100%	06/15/45		500	675,709
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.050%	03/01/25		1,300	1,296,738
Sr. Unsec’d. Notes, Series B
2.250%	09/01/30		700	677,570

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.700%	09/01/24		643	$701,391
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22		1,030	1,071,500
Oglethorpe Power Corp.,
First Mortgage
4.250%	04/01/46		600	630,451
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		1,000	1,100,150
4.100%	06/15/30		100	113,585
San Diego Gas & Electric Co.,
First Mortgage, Series UUU
3.320%	04/15/50		300	341,264
Sempra Energy,
Sr. Unsec’d. Notes
3.800%	02/01/38		2,500	2,886,976
4.000%	02/01/48		700	831,270
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36		250	307,294
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		500	598,178
4.350%	05/15/44		200	251,323
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
4.200%	05/15/45		500	640,311
WEC Energy Group, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.112%
2.334%(c)	05/15/67		1,300	1,114,326
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49	(a)	1,000	1,165,153

				44,391,338

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
2.800%	02/15/30	(a)	500	551,316
3.200%	04/01/24		482	518,828
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25		374	378,109
2.000%	06/30/30		350	358,418
2.950%	09/15/29		422	463,912

				2,270,583

Entertainment — 0.0%
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		70	74,986

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
6.375%	05/01/25		20	$21,375

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23		5	5,121
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.150%	03/15/28	(a)	800	941,131
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25	(a)	650	765,022
5.300%	11/01/38		500	670,126
Hormel Foods Corp.,
Sr. Unsec’d. Notes
1.800%	06/11/30		1,000	1,032,108
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.750%	04/01/30		250	267,604
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		600	614,482
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.625%	09/04/50	(a)	1,000	1,003,989
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	(a)	901	953,382
Sysco Corp.,
Gtd. Notes
3.300%	02/15/50		900	938,663
6.600%	04/01/50		200	306,595

				7,498,223

Gas — 0.1%
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		600	755,742
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25		631	634,728
2.950%	09/01/29	(a)	500	549,741
3.600%	05/01/30	(a)	500	578,747
3.950%	03/30/48	(a)	700	858,441
4.800%	02/15/44		223	292,928
5.250%	02/15/43		250	341,891
ONE Gas, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30		500	520,104
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		1,125	1,414,202
Gtd. Notes, Series 20-A
1.750%	01/15/31		700	705,665

				6,652,189

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		315	$433,954
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		500	535,720
4.700%	03/01/49	(a)	500	681,744
7.000%	11/15/35		300	436,861
Danaher Corp.,
Sr. Unsec’d. Notes
2.600%	10/01/50		1,000	1,030,473
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39		400	455,244
3.400%	11/15/49	(a)	250	296,272

				3,870,268

Healthcare-Services — 0.3%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.250%	05/15/30		900	949,984
3.125%	05/15/50		900	984,945
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		100	125,228
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	(a)	1,525	1,611,633
4.250%	12/15/27		90	95,791
4.750%	01/15/25		380	390,015
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	603,027
Community Health Network, Inc.,
Unsec’d. Notes, Series 20-A
3.099%	05/01/50		200	200,854
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		400	470,642
Fred Hutchinson Cancer Research Center,
Unsec’d. Notes, Series 2020
3.949%	01/01/50		108	122,190
HCA, Inc.,
Sr. Sec’d. Notes
5.125%	06/15/39		900	1,150,065
5.250%	06/15/49		1,220	1,608,513
Montefiore Obligated Group,
Unsec’d. Notes, Series 18-C
5.246%	11/01/48		334	406,681
Mount Sinai Hospitals Group, Inc.,
Unsec’d. Notes, Series 2020
3.391%	07/01/50		1,500	1,607,033
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50		158	174,051

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
South Nassau Communities Hospital,
Unsec’d. Notes, Series 2018
4.649%	08/01/48		350	$392,484
Tower Health,
Unsec’d. Notes, Series 2020
4.451%	02/01/50		900	742,611
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/60		600	693,511
4.200%	01/15/47		200	265,424
4.625%	07/15/35		480	646,633
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	(a)	2,090	2,170,574

				15,411,889

Insurance — 0.6%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.375%	04/07/30		200	224,475
3.900%	04/06/28		686	783,007
Sub. Notes, 144A
3.200%	09/16/40		742	793,753
American International Group, Inc.,
Jr. Sub. Notes, Series A-9
5.750%(ff)	04/01/48		600	690,416
Sr. Unsec’d. Notes
4.375%	06/30/50		450	584,828
4.500%	07/16/44		500	639,010
4.800%	07/10/45		500	663,038
Aon PLC,
Gtd. Notes
4.450%	05/24/43		500	614,682
Brown & Brown, Inc.,
Sr. Unsec’d. Notes
2.375%	03/15/31		1,754	1,823,603
Empower Finance 2020 LP (Canada),
Gtd. Notes, 144A
1.357%	09/17/27		1,810	1,827,614
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28		1,600	1,889,006
5.000%	04/20/48	(a)	2,757	3,592,668
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
3.700%	01/22/70		300	331,093
4.850%	01/24/77	(a)	550	766,973
4.875%	06/19/64		150	204,788
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		700	822,021
4.300%	04/15/43		500	624,394
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		669	681,327

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.900%	03/15/49		269	$388,148
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	(a)	400	511,800
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.950%	04/09/30		200	224,778
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50		1,000	1,188,288
6.750%	11/15/39		1,000	1,545,801
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		500	575,656
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		500	567,930
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/50	(a)	1,000	1,116,299
5.125%	01/30/43	(a)	520	648,310
Principal Financial Group, Inc.,
Gtd. Notes
3.700%	05/15/29		222	259,952
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.750%	05/07/25	(a)	1,000	1,058,149
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		500	623,770
4.900%	09/15/44		215	289,909
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		400	435,593
4.500%	03/15/25	(a)	500	566,769
5.750%	08/15/42		1,000	1,220,582
Voya Financial, Inc.,
Gtd. Notes
4.700%(ff)	01/23/48		450	468,680
4.800%	06/15/46		200	252,354
5.700%	07/15/43		350	478,315

				29,977,779

Internet — 0.0%
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.290%	06/03/60		200	207,578
3.575%	04/11/26		200	221,752

				429,330

Investment Companies — 0.0%
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/25	(a)	725	787,638

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30		500	$557,598

Leisure Time — 0.0%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A
12.250%	05/15/24		10	12,055
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
9.125%	06/15/23		10	10,875
Sr. Sec’d. Notes, 144A
10.875%	06/01/23		40	45,481

				68,411

Lodging — 0.0%
Marriott Ownership Resorts, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	09/15/25		55	58,665

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.250%	04/09/50	(a)	400	469,433

Machinery-Diversified — 0.0%
Deere & Co.,
Sr. Unsec’d. Notes
2.875%	09/07/49	(a)	545	605,404
3.750%	04/15/50		350	450,984
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
3.200%	06/15/25		475	511,989

				1,568,377

Media — 0.5%
Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51	(a)	3,450	3,559,480
3.850%	04/01/61		450	454,164
4.464%	07/23/22		1,400	1,475,214
4.800%	03/01/50		400	474,966
4.908%	07/23/25		720	837,085
5.375%	05/01/47		260	324,623
6.484%	10/23/45		400	567,482
Comcast Corp.,
Gtd. Notes
2.650%	08/15/62	(a)	1,000	999,696
2.800%	01/15/51		2,000	2,079,198
4.000%	08/15/47		100	124,842
4.500%	01/15/43		1,168	1,539,479
4.950%	10/15/58		780	1,176,599
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	(a)	900	1,029,573
4.125%	05/15/29		500	583,725

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Fox Corp.,
Sr. Unsec’d. Notes
3.500%	04/08/30	(a)	900	$1,024,621
4.030%	01/25/24		43	47,330
4.709%	01/25/29		48	58,256
5.476%	01/25/39		134	183,984
5.576%	01/25/49		89	129,827
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		340	395,968
6.550%	05/01/37		200	274,650
6.750%	06/15/39		500	711,623
7.300%	07/01/38		150	222,128
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	06/01/27		35	37,580
9.500%	05/01/25		35	38,935
Walt Disney Co. (The),
Gtd. Notes
2.650%	01/13/31	(a)	500	547,946
3.800%	05/13/60	(a)	800	1,011,634
4.700%	03/23/50	(a)	700	991,926
4.750%	09/15/44		500	681,674

				21,584,208

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.950%	09/10/50	(a)	1,500	1,682,662
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
7.500%	07/27/35		650	989,403

				2,672,065

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
3.450%	05/01/27	(a)	500	563,948
4.250%	05/01/40		700	825,689
4.350%	05/01/50	(a)	2,800	3,383,547
Trane Technologies Global Holding Co. Ltd.,
Gtd. Notes
5.750%	06/15/43		150	216,323
Trane Technologies Luxembourg Finance SA,
Gtd. Notes
3.800%	03/21/29		1,000	1,172,959
4.500%	03/21/49		150	196,300
4.650%	11/01/44		395	503,424

				6,862,190

Oil & Gas — 0.4%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	—	(rr)	100	106,692
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30		300	317,860

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.900%	02/01/25		1,009	$1,115,159
Sr. Unsec’d. Notes, GMTN
4.950%	06/01/47	(a)	700	883,942
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23	(a)	1,000	1,041,643
4.250%	04/15/27		250	271,859
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		70	70,363
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	(a)	250	385,620
ConocoPhillips Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		315	441,529
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26		491	515,268
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)	700	770,334
5.600%	02/15/41	(a)	500	604,412
7.300%	08/15/31		200	260,611
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.625%	09/15/24		500	543,865
4.750%	09/15/44	(a)	500	573,825
6.500%	03/01/41		300	401,364
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		150	210,269
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	08/15/29	(a)	498	455,475
4.400%	08/15/49		72	60,662
6.600%	03/15/46	(a)	550	557,927
7.500%	05/01/31		167	188,421
7.875%	09/15/31		400	445,788
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24		539	576,742
Ovintiv, Inc.,
Gtd. Notes
8.125%	09/15/30		600	731,836
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.490%	01/23/27		970	1,023,039
6.500%	03/13/27		750	790,739
Gtd. Notes, MTN
6.875%	08/04/26		385	420,419
Phillips 66,
Gtd. Notes
1.300%	02/15/26	(a)	1,000	1,016,738
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		250	347,298

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.850%	06/01/39		500	$699,990
Valero Energy Corp.,
Sr. Unsec’d. Notes
1.200%	03/15/24		1,100	1,107,105

				16,936,794

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		100	104,387
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		35	36,988

				141,375

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		400	442,891
3.200%	11/21/29	(a)	1,050	1,182,126
4.250%	11/21/49		1,750	2,198,336
4.550%	03/15/35		1,281	1,620,632
4.875%	11/14/48		1,000	1,359,138
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
2.125%	08/06/50	(a)	1,200	1,125,811
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
9.000%	12/15/25		55	60,797
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		1,101	1,259,574
4.375%	12/15/28		900	1,056,862
4.400%	07/15/44		100	116,536
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	(a)	500	549,664
4.685%	12/15/44		362	467,246
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.250%	10/26/49		730	982,813
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		941	1,016,223
4.125%	11/15/25		107	123,185
4.800%	08/15/38		1,411	1,832,341
4.800%	07/15/46		500	661,435
4.900%	12/15/48		400	548,465
Sr. Unsec’d. Notes
3.400%	03/15/50		300	336,266
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		217	274,008
4.875%	07/20/35		900	1,168,239
5.050%	03/25/48		1,000	1,352,524

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.912%	08/27/21		541	$552,546
5.272%	08/28/23	(a)	372	406,296
5.900%	08/28/28		662	786,315
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28	(a)	1,450	1,726,861
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.150%	06/15/30	(a)	450	482,053
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40		100	106,613
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		500	654,000
Viatris, Inc.,
Gtd. Notes, 144A
1.650%	06/22/25		210	217,210
2.700%	06/22/30		213	225,815
4.000%	06/22/50		800	911,321
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	(a)	550	569,160
				26,373,302
Pipelines — 0.7%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	(a)	840	874,830
DCP Midstream Operating LP,
Gtd. Notes, 144A
4.750%	09/30/21		216	218,919
5.850%(ff)	05/21/43		594	515,123
Enbridge, Inc. (Canada),
Gtd. Notes
3.500%	06/10/24		300	325,683
4.250%	12/01/26		567	662,852
5.500%	12/01/46		550	742,907
Sub. Notes, Series 20-A
5.750%(ff)	07/15/80	(a)	400	450,148
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		700	740,365
3.750%	05/15/30	(a)	2,000	2,153,011
4.500%	04/15/24		282	308,656
6.000%	06/15/48		228	270,339
Gtd. Notes, Series 5Y
4.200%	09/15/23		885	953,953
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52		1,800	1,821,228
4.250%	02/15/48		600	700,589
4.900%	05/15/46		325	408,149

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25		500	$568,056
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.000%	08/15/42		500	583,057
6.500%	09/01/39		200	262,089
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		400	488,647
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.250%	06/01/30	(a)	450	505,635
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26		1,500	1,551,219
2.650%	08/15/30	(a)	1,000	1,049,531
3.375%	03/15/23		1,560	1,651,763
4.000%	02/15/25		220	245,101
New Fortress Energy, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/25		15	15,921
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22		1,453	1,497,011
3.800%	09/15/30		768	822,507
3.850%	10/15/23	(a)	400	427,117
4.650%	10/15/25		450	503,064
4.900%	02/15/45		300	321,625
5.150%	06/01/42		392	423,253
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	(a)	950	1,127,942
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24	(a)	960	955,057
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		612	683,398
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47		267	298,347
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		1,850	2,257,178
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30		176	197,069
3.950%	05/15/50		50	56,164
Western Midstream Operating LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.850%
2.074%(c)	01/13/23		1,086	1,059,593
Sr. Unsec’d. Notes
4.000%	07/01/22		317	325,675
5.050%	02/01/30	(a)	450	501,758
5.375%	06/01/21		1,245	1,255,474
5.450%	04/01/44		1,000	1,010,294

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	(a)	430	$486,618
4.300%	03/04/24		710	783,367
4.850%	03/01/48		200	245,779
5.100%	09/15/45	(a)	500	621,549
5.400%	03/04/44		400	493,232
5.750%	06/24/44	(a)	400	516,413

				34,937,255

Real Estate Investment Trusts (REITs) — 0.9%
Agree LP,
Gtd. Notes
2.900%	10/01/30		500	529,286
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33		2,300	2,291,235
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.875%	01/30/31	(a)	950	1,064,573
American Tower Corp.,
Sr. Unsec’d. Notes
2.100%	06/15/30		250	256,616
Boston Properties LP,
Sr. Unsec’d. Notes
3.200%	01/15/25		500	547,281
3.250%	01/30/31		750	827,440
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23	(a)	1,342	1,389,479
4.100%	10/01/24		197	208,823
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		1,460	1,601,838
4.050%	07/01/30	(a)	1,028	1,181,857
4.125%	06/15/26		502	570,254
Corporate Office Properties LP,
Gtd. Notes
2.250%	03/15/26		354	368,982
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	(a)	600	621,192
3.300%	07/01/30		500	560,703
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
3.950%	01/15/24		1,200	1,307,799
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30		500	545,818
3.875%	08/15/24		750	831,783
4.000%	06/01/25		700	794,514
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	(a)	900	970,261
3.300%	02/01/25	(a)	750	821,843

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Lexington Realty Trust,
Gtd. Notes
2.700%	09/15/30	(a)	351	$365,698
4.400%	06/15/24		513	558,071
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	1,503,070
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31		1,800	1,858,767
Omega Healthcare Investors, Inc.,
Gtd. Notes
3.375%	02/01/31		668	701,816
4.375%	08/01/23		434	469,712
4.500%	01/15/25	(a)	490	536,107
5.250%	01/15/26		565	645,168
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31		800	907,997
Retail Properties of America, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/25	(a)	992	1,016,929
4.750%	09/15/30		1,305	1,390,986
SBA Tower Trust,
Asset Backed, 144A
1.884%	07/15/50		494	508,423
Asset-Backed, 144A
2.836%	01/15/50		1,479	1,574,666
3.168%	04/09/47		990	997,950
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29	(a)	316	332,145
3.250%	09/13/49	(a)	400	409,742
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		487	505,320
4.250%	02/01/26		450	485,170
STORE Capital Corp.,
Sr. Unsec’d. Notes
2.750%	11/18/30		365	370,812
UDR, Inc.,
Gtd. Notes, MTN
2.100%	08/01/32	(a)	300	305,120
Ventas Realty LP,
Gtd. Notes
2.650%	01/15/25		996	1,066,856
3.500%	04/15/24		960	1,049,497
3.500%	02/01/25		600	660,206
4.750%	11/15/30		300	366,175
4.875%	04/15/49	(a)	600	741,078
VEREIT Operating Partnership LP,
Gtd. Notes
2.200%	06/15/28		148	151,349
2.850%	12/15/32		182	190,099
3.400%	01/15/28		341	376,342

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		5	$5,113
4.250%	12/01/26		10	10,381
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	(a)	1,100	1,143,403
4.600%	04/01/24		1,383	1,540,832

				40,036,577

Retail — 0.4%
Advance Auto Parts, Inc.,
Gtd. Notes
3.900%	04/15/30		700	806,115
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
2.950%	01/25/30	(a)	561	611,763
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		161	193,766
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		1,000	991,433
4.000%	04/15/30		500	591,690
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32		1,400	1,450,643
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		2,230	2,517,126
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.300%	04/15/40		1,100	1,293,308
4.500%	12/06/48	(a)	500	701,524
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/50	(a)	600	642,510
3.700%	04/15/46		800	953,014
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35		96	124,878
4.875%	12/09/45		623	845,727
6.300%	03/01/38		188	283,872
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31		2,090	2,090,928
Ross Stores, Inc.,
Sr. Unsec’d. Notes
0.875%	04/15/26		1,300	1,298,783
1.875%	04/15/31		600	602,309
4.700%	04/15/27		111	131,189
Starbucks Corp.,
Sr. Unsec’d. Notes
3.500%	11/15/50		300	344,194
4.500%	11/15/48		400	519,651

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.150%	05/15/28	(a)	520	$522,004

				17,516,427

Semiconductors — 0.1%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/47		400	554,080
Lam Research Corp.,
Sr. Unsec’d. Notes
3.125%	06/15/60	(a)	400	447,844
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		533	539,447
Sr. Sec’d. Notes, 144A
0.972%	02/15/24		1,000	1,002,546
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		2,985	3,504,788

				6,048,705

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		2,000	2,169,736
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/30	(a)	1,000	1,117,209
5.375%	07/15/40	(a)	215	307,932

				3,594,877

Telecommunications — 0.5%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	01/15/29		5	5,163
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	(a)	500	508,023
3.000%	06/30/22		309	319,668
3.300%	02/01/52	(a)	2,200	2,179,875
3.650%	06/01/51		1,000	1,045,204
3.850%	06/01/60		300	315,607
4.500%	05/15/35		300	363,310
Sr. Unsec’d. Notes, 144A
3.550%	09/15/55		1,556	1,560,570
3.650%	09/15/59		480	483,205
3.800%	12/01/57		2,909	3,033,785
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		65	66,981
6.000%	03/01/26		65	68,420
Frontier Communications Corp.,
Sr. Sec’d. Notes, 144A
5.000%	05/01/28		35	36,457

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		450	$488,490
3.875%	11/15/29		500	554,863
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.300%	02/15/51		1,000	1,025,546
3.600%	11/15/60		500	529,966
3.875%	04/15/30		700	809,777
4.375%	04/15/40		100	121,455
4.500%	04/15/50		300	371,293
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/20/60		900	906,574
4.000%	03/22/50		1,300	1,574,744
4.329%	09/21/28		500	601,156
4.522%	09/15/48		2,350	3,040,122
4.862%	08/21/46		200	268,411
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.125%	05/30/25		450	514,436
4.250%	09/17/50	(a)	1,800	2,217,337
4.375%	05/30/28		300	359,767
5.250%	05/30/48	(a)	800	1,109,757

				24,479,962

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51		800	908,068
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
2.450%	05/01/50		400	409,729
CSX Corp.,
Sr. Unsec’d. Notes
3.800%	04/15/50		300	369,987
3.950%	05/01/50		850	1,067,710
4.250%	11/01/66		100	132,630
4.500%	03/15/49		100	134,402
4.650%	03/01/68		400	558,981
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.250%	02/05/50		1,000	1,130,740

				4,712,247

TOTAL CORPORATE BONDS (cost $505,300,577)				543,312,039

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.350%	11/01/39		500	832,240

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority,
Taxable, Revenue Bonds, Series D
3.052%	07/01/40		600	622,014

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, Series E-2
2.850%	02/01/24	745	$794,617
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.670%	03/15/23	615	642,921

			1,437,538

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	205	241,902

Texas — 0.0%
City of Houston Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.385%	07/01/31	500	501,755
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	300	309,528

			811,283

TOTAL MUNICIPAL BONDS (cost $3,659,537)			3,944,977

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Banc of America Funding Corp.,
Series 2015-R03, Class 10A1, 144A, 1 Month LIBOR + 0.140%
0.290%(c)	06/27/36	10	9,603
BCAP LLC Trust,
Series 2010-RR02, Class 5A2, 144A
5.000%(cc)	12/26/36	69	69,757
Series 2012-RR05, Class 8A5, 144A
0.547%(cc)	07/26/36	32	31,503
Citigroup Mortgage Loan Trust,
Series 2014-08, Class 2A1, 144A
3.450%(cc)	06/27/37	609	590,951
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	180	176,532
Series 2015-01R, Class 6A1, 144A, 1 Month LIBOR + 0.280% (Cap 11.500%, Floor 0.280%)
0.391%(c)	05/27/37	594	542,678
Series 2020-RPL4, Class A1, 144A
2.000%	01/25/60	670	688,795
Fannie Mae REMICS,
Series 2005-047, Class SW, IO, 1 Month LIBOR x (1) + 6.720% (Cap 6.720%, Floor 0.000%)
6.572%(c)	06/25/35	1,245	242,184
Series 2005-079, Class ZC
5.900%	09/25/35	68	78,370
Series 2006-116, Class SG, IO, 1 Month LIBOR x (1) + 6.640% (Cap 6.640%, Floor 0.000%)
6.492%(c)	12/25/36	1,209	243,981
Series 2007-040, Class SE, IO, 1 Month LIBOR x (1) + 6.440% (Cap 6.440%, Floor 0.000%)
6.292%(c)	05/25/37	634	131,712

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-095, Class ZC
5.000%	09/25/40	684	$725,531
Series 2010-135, Class ZA
4.500%	12/25/40	162	175,804
Series 2010-150, Class ZC
4.750%	01/25/41	327	356,339
Series 2011-004, Class PZ
5.000%	02/25/41	126	139,365
Series 2012-009, Class SH, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.402%(c)	06/25/41	69	4,872
Series 2012-014, Class JS, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.502%(c)	12/25/30	59	4,535
Series 2012-067, Class AI, IO
4.500%	07/25/27	269	16,279
Series 2012-100, Class WI, IO
3.000%	09/25/27	199	12,002
Series 2012-149, Class DA
1.750%	01/25/43	239	243,146
Series 2012-149, Class GA
1.750%	06/25/42	257	262,197
Series 2013-051, Class GI, IO
3.000%	10/25/32	196	14,490
Series 2013-133, Class IB, IO
3.000%	04/25/32	123	5,216
Series 2013-134, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.902%(c)	01/25/44	51	8,347
Series 2013-44, Class DJ
1.850%	05/25/33	1,826	1,881,275
Series 2015-028, Class JE
3.000%	05/25/45	660	714,345
Series 2015-028, Class P
2.500%	05/25/45	963	1,022,924
Series 2015-042, Class IL, IO
6.000%	06/25/45	347	63,216
Series 2015-070, Class JC
3.000%	10/25/45	517	557,336
Series 2016-019, Class AH
3.000%	04/25/46	728	788,271
Series 2017-030, Class AI, IO
5.500%	05/25/47	204	37,849
Series 2019-033, Class N
3.000%	03/25/48	3,915	4,132,979
Series 2019-059, Class AB
2.500%	10/25/39	1,559	1,633,671
Freddie Mac REMICS,
Series 2933, Class ZM
5.750%	02/15/35	187	222,862
Series 2935, Class ZK
5.500%	02/15/35	322	361,470
Series 2996, Class ZD
5.500%	06/15/35	139	162,377
Series 3115, Class SM, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.441%(c)	02/15/36	829	176,615

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3237, Class C
5.500%	11/15/36	190	$215,321
Series 3871, Class KB
5.500%	06/15/41	251	287,866
Series 3955, Class YI, IO
3.000%	11/15/21	19	194
Series 4055, Class BI, IO
3.500%	05/15/31	114	5,208
Series 4135, Class AB
1.750%	06/15/42	193	197,682
Series 4149, Class IO, IO
3.000%	01/15/33	100	10,358
Series 4314, Class AI, IO
5.000%	03/15/34	36	2,337
Series 4386, Class AZ
4.500%	11/15/40	612	698,569
Series 4427, Class LI, IO
3.500%	02/15/34	230	14,878
Series 4471, Class PA
4.000%	12/15/40	366	393,913
Series 4683, Class LM
3.000%	05/15/47	320	341,574
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
0.657%(c)	08/25/60	755	755,787
Government National Mortgage Assoc.,
Series 2010-116, Class QB
4.000%	09/16/40	831	908,353
Series 2010-158, Class MS, 1 Month LIBOR x (2) + 10.000% (Cap 10.000%, Floor 0.000%)
9.697%(c)	12/20/40	215	251,486
Series 2010-160, Class DY
4.000%	12/20/40	483	541,118
Series 2010-170, Class B
4.000%	12/20/40	108	119,448
Series 2011-94, Class SA, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	07/20/41	63	11,804
Series 2012-H21, Class DF, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.790%(c)	05/20/61	4	4,120
Series 2013-124, Class ES, 1 Month LIBOR x (1) + 8.667% (Cap 8.667%, Floor 0.000%)
8.464%(c)	04/20/39	22	22,952
Series 2013-124, Class ST, 1 Month LIBOR x (1) + 8.800% (Cap 8.800%, Floor 0.000%)
8.598%(c)	08/20/39	59	61,225
Series 2013-149, Class MA
2.500%	05/20/40	547	568,353
Series 2014-02, Class BA
3.000%	01/20/44	142	151,878
Series 2014-25, Class HC
3.000%	02/20/44	92	98,536
Series 2015-H13, Class FL, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.420%(c)	05/20/63	7	6,919

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-H13, Class HA
2.500%	08/20/64	89	$89,905
Series 2015-H17, Class HA
2.500%	05/20/65	18	18,253
Series 2016-69, Class WA
3.000%	02/20/46	128	135,126
Series 2016-H20, Class FM, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.540%(c)	12/20/62	8	8,036
Series 2017-134, Class BA
2.500%	11/20/46	292	306,149
Series 2017-139, Class BA
3.000%	09/20/47	540	578,611
Series 2017-H06, Class FA, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.350% (Cap 15.000%, Floor 0.350%)
0.470%(c)	08/20/66	1,154	1,142,918
Series 2019-153, Class FB, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.602%(c)	12/20/49	581	586,160
Series 2019-23, Class NF, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.602%(c)	02/20/49	216	218,096
Series 2020-32, Class GF, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
0.552%(c)	03/20/50	560	564,968
Lanark Master Issuer PLC (United Kingdom),
Series 2019-02A, Class 1A, 144A
2.710%	12/22/69	1,218	1,249,489
Series 2020-01A, Class 1A, 144A
2.277%(cc)	12/22/69	1,232	1,236,558
MetLife Securitization Trust,
Series 2019-01A, Class A1A, 144A
3.750%(cc)	04/25/58	505	541,162
Provident Funding Mortgage Trust,
Series 2019-01, Class A3, 144A
3.000%(cc)	12/25/49	71	71,104
RMF Buyout Issuance Trust,
Series 2020-HB01, Class A1, 144A
1.719%(cc)	10/25/50	700	702,331
Seasoned Credit Risk Transfer Trust,
Series 2018-03, Class M55D
4.000%	08/25/57	623	689,674
Thornburg Mortgage Securities Trust,
Series 2003-04, Class A1, 1 Month LIBOR + 0.640% (Cap 11.500%, Floor 0.640%)
0.788%(c)	09/25/43	486	485,166

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $29,854,779)			30,822,964

SOVEREIGN BONDS — 0.1%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.450%	04/15/70	200	245,865
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.875%	07/03/50	200	240,711

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.250%	04/16/30	650	$703,619
4.600%	01/23/46	695	813,734
5.000%	04/27/51	200	249,229
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.375%	03/14/24	400	433,870
4.400%	04/16/50	200	261,149

TOTAL SOVEREIGN BONDS (cost $2,497,420)			2,948,177

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Mortgage Corp.
0.125%	07/25/22	934	933,921
0.375%	04/20/23	56	56,276
2.500%	07/01/35	4,511	4,703,255
2.500%	07/01/50	653	693,563
3.000%	11/01/33	1,510	1,627,839
3.000%	02/01/34	2,195	2,300,092
3.000%	04/01/34	168	178,862
3.000%	11/01/39	94	98,660
3.000%	02/01/40	1,528	1,638,057
3.000%	02/01/48	33	34,651
3.000%	11/01/49	1,208	1,297,289
3.000%	11/01/49	1,741	1,882,148
3.000%	04/01/50	2,630	2,788,943
3.000%	06/01/50	735	788,215
3.000%	08/01/50	2,852	3,093,764
3.500%	02/01/34	316	341,119
3.500%	04/01/34	966	1,045,906
3.500%	06/01/39	37	39,561
3.500%	10/01/49	108	114,273
3.500%	10/01/49	161	175,166
3.500%	12/01/49	443	479,272
3.500%	12/01/49	657	693,045
3.500%	12/01/49	716	754,800
3.500%	02/01/50	145	153,049
3.500%	03/01/50	59	62,359
4.000%	10/01/34	151	160,697
4.000%	01/01/36	1,253	1,368,722
4.000%	05/01/38	785	843,017
4.000%	09/01/38	315	337,950
4.000%	02/01/42	614	677,305
4.000%	07/01/42	1,262	1,384,891
4.000%	09/01/42	100	109,835
4.000%	11/01/42	711	783,631
4.000%	09/01/43	413	452,556
4.000%	02/01/45	219	241,080
4.000%	05/01/45	83	91,191
4.000%	04/01/46	11	12,104
4.000%	04/01/46	29	32,253
4.000%	04/01/46	411	446,539
4.000%	10/01/47	7	8,000
4.000%	04/01/48	24	25,540
4.000%	06/01/48	425	464,234
4.500%	05/01/39	113	125,769
4.500%	09/01/39	35	39,558

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	10/01/39	183	$202,479
4.500%	10/01/39	891	1,000,022
4.500%	08/01/40	109	122,367
4.500%	11/01/40	151	167,247
4.500%	01/01/41	154	170,626
4.500%	03/01/41	51	57,064
4.500%	04/01/41	78	86,822
4.500%	01/01/42	64	71,436
4.500%	12/01/48	1,415	1,546,288
6.250%	07/15/32	48	74,289
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.246%, Floor 1.750%)
2.596%(c)	07/01/41	254	264,004
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.470%, Floor 1.750%)
2.409%(c)	12/01/40	126	131,204
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.879% (Cap 7.550%, Floor 1.879%)
2.795%(c)	10/01/42	37	38,706
Federal National Mortgage Assoc.
0.500%	06/17/25	92	92,463
0.625%	04/22/25	119	120,378
1.500%	TBA	2,850	2,931,958
1.875%	09/24/26	132	142,682
2.000%	TBA	2,500	2,596,579
2.125%	04/24/26	186	202,551
2.500%	04/01/37	2,785	2,941,952
2.500%	10/01/37	305	322,414
2.500%	07/01/50	3,709	3,948,544
2.500%	09/01/50	2,558	2,727,031
2.875%	09/12/23	427	457,848
3.000%	TBA	2,600	2,726,126
3.000%	TBA	5,300	5,552,133
3.000%	08/01/27	22	23,271
3.000%	08/01/27	24	24,937
3.000%	10/01/27	77	81,396
3.000%	11/01/27	26	26,986
3.000%	12/01/27	38	40,557
3.000%	01/01/28	38	40,277
3.000%	02/01/28	37	38,938
3.000%	03/01/28	38	40,515
3.000%	04/01/28	34	36,085
3.000%	05/01/28	40	42,228
3.000%	06/01/28	41	43,043
3.000%	07/01/28	38	40,373
3.000%	08/01/28	42	44,745
3.000%	09/01/28	44	46,401
3.000%	01/01/29	39	40,814
3.000%	03/01/29	42	44,686
3.000%	12/01/32	266	285,328
3.000%	03/01/33	97	104,478
3.000%	11/01/33	1,866	1,978,437
3.000%	12/01/34	99	107,137
3.000%	12/01/34	344	371,002
3.000%	12/01/34	741	797,210
3.000%	01/01/35	603	650,711
3.000%	03/01/48	64	66,953
3.000%	11/01/49	480	509,382

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	12/01/49		391	$414,525
3.000%	02/01/50		449	478,471
3.000%	03/01/50		1,419	1,524,052
3.000%	04/01/50		4,772	5,116,036
3.000%	05/01/50		85	91,164
3.000%	07/01/50		671	717,734
3.000%	07/01/50		2,066	2,192,657
3.000%	07/01/50		2,298	2,454,373
3.000%	08/01/50		3,525	3,770,762
3.000%	09/01/50		1,868	1,960,564
3.500%	TBA		975	1,030,503
3.500%	07/01/32		1,014	1,094,632
3.500%	07/01/34		90	98,788
3.500%	07/01/34		286	314,770
3.500%	08/01/34		344	378,583
3.500%	09/01/34		450	487,308
3.500%	09/01/34		2,585	2,813,710
3.500%	10/01/34		313	335,222
3.500%	09/01/37		226	241,065
3.500%	08/01/39		699	737,773
3.500%	01/01/46		89	94,724
3.500%	09/01/47		109	115,922
3.500%	11/01/47		132	140,278
3.500%	02/01/48		2,811	2,982,841
3.500%	04/01/49		239	252,662
3.500%	06/01/49		11,311	11,956,766
3.500%	10/01/49		2,857	3,018,260
3.500%	11/01/49		330	348,752
3.500%	02/01/50		4,640	4,900,055
3.500%	03/01/50		3,170	3,347,508
3.500%	04/01/50		566	597,781
3.500%	05/01/50		883	953,148
3.500%	07/01/50		7,075	7,470,443
4.000%	11/01/31		70	76,655
4.000%	05/01/38		1,162	1,247,250
4.000%	11/01/40		106	116,254
4.000%	10/01/43		232	256,503
4.000%	03/01/46	(k)	1,006	1,101,785
4.000%	12/01/47		192	205,560
4.500%	03/01/39		279	306,790
4.500%	06/01/39		156	170,738
4.500%	08/01/39		374	410,865
4.500%	11/01/39		117	131,236
4.500%	12/01/40		108	120,644
4.500%	02/01/41		165	185,811
4.500%	10/01/44		130	144,808
4.500%	10/01/45		156	172,619
4.500%	02/01/46		190	213,152
4.500%	06/01/46		58	63,551
4.500%	10/01/46		47	50,964
4.500%	11/01/46		56	62,424
4.500%	12/01/46		97	107,603
4.500%	01/01/47		44	47,906
4.500%	01/01/47		71	78,363
4.500%	02/01/47		64	71,031
4.500%	08/01/49		1,938	2,102,659
5.000%	06/01/39		202	232,122
5.000%	02/01/49		2,023	2,324,266

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.245%	08/01/41	139	$157,322
5.625%	07/15/37	31	49,207
6.500%	10/01/37	501	603,943
6.579%	02/01/39	97	107,348
7.125%	01/15/30	166	253,534
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800% (Cap 7.707%, Floor 1.800%)
2.228%(c)	01/01/42	73	75,311
Federal National Mortgage Assoc., 12 Month LIBOR + 1.803% (Cap 8.529%, Floor 1.803%)
2.382%(c)	12/01/40	161	167,306
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818% (Cap 7.667%, Floor 1.818%)
3.710%(c)	02/01/42	47	47,959
Federal National Mortgage Association
1.375%	09/06/22	322	328,723
Government National Mortgage Assoc.
2.000%	TBA	700	731,909
2.500%	TBA	1,650	1,743,007
2.500%	TBA	2,100	2,222,638
2.500%	12/20/50	450	476,700
3.000%	TBA	500	523,100
3.000%	TBA	1,250	1,306,970
3.000%	12/20/49	35	36,906
3.000%	04/20/50	650	679,716
3.000%	08/20/50	6,862	7,214,370
3.000%	09/20/50	1,282	1,349,323
3.500%	05/20/43	574	627,431
3.500%	03/20/44	5	5,743
3.500%	04/20/46	23	25,491
3.500%	05/20/46	9	10,160
3.500%	05/20/46	18	19,552
3.500%	05/20/46	22	24,475
3.500%	05/20/46	24	26,804
3.500%	05/20/46	30	33,728
3.500%	05/20/46	40	43,827
3.500%	05/20/46	204	225,875
3.500%	05/20/46	230	254,646
3.500%	05/20/46	268	295,329
3.500%	05/20/46	380	420,839
3.500%	06/20/46	24	26,107
3.500%	06/20/46	26	28,799
3.500%	06/20/46	28	30,774
3.500%	06/20/46	29	32,060
3.500%	06/20/46	84	92,608
3.500%	06/20/46	217	239,846
3.500%	06/20/46	306	336,672
3.500%	06/20/46	723	786,749
3.500%	06/20/46	1,055	1,167,570
3.500%	07/20/46	1,768	1,907,266
3.500%	12/20/49	10	10,667
3.500%	12/20/49	26	28,180
3.500%	12/20/49	32	34,745
3.500%	12/20/49	46	49,369
3.500%	01/20/50	4,562	4,837,814
3.500%	04/20/50	1,568	1,662,702
3.500%	05/20/50	1,448	1,535,645
3.500%	08/20/50	3,001	3,181,528

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	10/20/40		85	$94,082
4.000%	02/20/41		17	18,593
4.000%	03/20/41		373	412,338
4.000%	10/20/41		271	299,920
4.000%	08/20/43		29	31,581
4.000%	08/20/45		328	359,108
4.000%	01/15/47		41	43,289
4.000%	01/15/47		50	53,638
4.000%	05/20/49		291	312,391
4.500%	04/20/35		19	21,685
4.500%	08/15/39		81	90,345
4.500%	09/15/39		376	418,725
4.500%	09/20/39		4	4,910
4.500%	10/15/39		11	11,592
4.500%	10/15/39		28	30,707
4.500%	11/15/39		14	16,131
4.500%	11/15/39		24	26,967
4.500%	11/20/39		2	2,422
4.500%	02/15/40		44	48,910
4.500%	03/15/40		75	84,101
4.500%	06/15/40		47	52,940
4.500%	06/15/40		400	445,048
4.500%	07/15/40		4	4,322
4.500%	10/15/40		11	12,702
4.500%	05/20/41		3	3,181
4.500%	05/20/41		12	13,912
4.500%	06/20/41		12	13,305
4.500%	08/20/41		778	866,159
4.500%	11/20/41		3	3,102
4.500%	02/20/42		3	3,360
4.500%	05/20/42		21	23,291
4.500%	06/20/43		4	4,597
4.500%	06/20/44		4	4,415
4.500%	10/20/44		4	4,289
4.500%	01/20/45		4	4,166
4.500%	03/20/46		7	7,308
4.500%	05/20/46		5	5,622
4.500%	08/20/46		7	7,360
4.500%	09/20/46		7	7,254
4.500%	02/20/47		7	7,734
4.500%	04/20/47		2,204	2,405,024
5.000%	11/15/33		5	5,822
5.000%	05/15/34		188	212,001
5.000%	06/15/40		64	72,405
5.000%	04/20/48		314	349,118
5.000%	05/20/49		223	244,448
5.500%	04/20/49		55	61,342
6.000%	05/15/40		479	579,077

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $181,147,182)				184,116,483

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds
1.125%	05/15/40		9,121	8,653,359
1.125%	08/15/40		44,868	42,456,629
1.250%	05/15/50		1,411	1,279,160
1.375%	11/15/40	(a)	13,598	13,438,648
1.375%	08/15/50	(a)	4,304	4,025,772

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
1.625%	11/15/50	(a)	18,060	$17,966,878
2.000%	02/15/50		4,981	5,407,498
2.250%	08/15/46		78	88,993
2.250%	08/15/49		32	36,605
2.375%	11/15/49		614	720,970
2.500%	02/15/45		66	78,653
2.500%	02/15/46		306	365,287
2.500%	05/15/46		791	944,503
2.750%	11/15/42		1	1,238
2.750%	08/15/47		31	38,852
2.750%	11/15/47		848	1,063,842
2.875%	05/15/43		613	774,296
2.875%	08/15/45	(a)	48,730	61,963,241
2.875%	11/15/46		591	754,725
3.000%	11/15/44		1	1,293
3.000%	05/15/45		193	250,267
3.000%	11/15/45		47	61,122
3.000%	02/15/47		31	40,523
3.000%	05/15/47		158	206,832
3.000%	02/15/48		201	263,687
3.000%	08/15/48		111	145,948
3.000%	02/15/49		18	23,729
3.125%	05/15/48		412	552,724
3.375%	11/15/48		1	1,404
3.625%	08/15/43		568	801,590
3.625%	02/15/44		162	229,179
3.875%	08/15/40		14	20,042
4.250%	11/15/40		23	34,514
4.375%	02/15/38		536	795,709
4.375%	05/15/40		72	109,170
4.375%	05/15/41		591	905,246
5.000%	05/15/37		9	14,089
5.250%	11/15/28		683	919,489
5.250%	02/15/29		25	33,855
5.375%	02/15/31		258	370,190
6.125%	11/15/27		651	892,989
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22		2,014	2,050,749
0.125%	04/15/22		1,973	2,014,482
0.125%	07/15/22		1,915	1,974,508
0.125%	01/15/23		2,316	2,406,572
0.125%	07/15/24		2,129	2,279,662
0.125%	10/15/24		1,632	1,749,806
0.125%	04/15/25		1,517	1,631,664
0.125%	10/15/25		1,598	1,736,872
0.125%	07/15/26		1,620	1,780,724
0.125%	01/15/30		1,799	2,006,769
0.125%	07/15/30		1,932	2,167,054
0.250%	01/15/25		2,101	2,266,969
0.250%	07/15/29		1,558	1,764,400
0.250%	02/15/50		735	875,584
0.375%	07/15/23		2,267	2,402,203
0.375%	07/15/25		1,972	2,165,731
0.375%	01/15/27		1,627	1,814,970
0.375%	07/15/27		1,644	1,848,832
0.500%	04/15/24		1,316	1,410,974
0.500%	01/15/28		1,726	1,955,668
0.625%	04/15/23		1,951	2,054,373

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
0.625%	01/15/24		2,183	$2,343,269
0.625%	01/15/26		1,718	1,917,747
0.625%	02/15/43		687	855,660
0.750%	07/15/28		1,518	1,765,519
0.750%	02/15/42		952	1,210,513
0.750%	02/15/45		1,067	1,375,459
0.875%	01/15/29		1,231	1,447,016
0.875%	02/15/47		690	927,282
1.000%	02/15/46		589	802,873
1.000%	02/15/48		602	837,306
1.000%	02/15/49		563	792,021
1.375%	02/15/44		1,002	1,442,075
1.750%	01/15/28		802	983,399
2.000%	01/15/26		960	1,141,419
2.125%	02/15/40		396	613,264
2.125%	02/15/41		577	903,518
2.375%	01/15/25		1,270	1,482,878
2.375%	01/15/27		739	918,472
2.500%	01/15/29		657	863,219
3.375%	04/15/32		263	399,845
3.625%	04/15/28		689	947,528
3.875%	04/15/29		847	1,220,509
U.S. Treasury Notes
0.125%	05/31/22		1	1,000
0.125%	06/30/22		8,357	8,357,979
0.125%	07/31/22		7,737	7,737,604
0.125%	10/31/22		1,121	1,121,044
0.125%	12/31/22		526	526,000
0.125%	05/15/23		87	86,973
0.125%	07/15/23		4,374	4,371,266
0.125%	08/15/23		156	155,903
0.125%	09/15/23		1,545	1,543,793
0.125%	10/15/23		374	373,708
0.250%	04/15/23		1	1,003
0.250%	11/15/23	(a)	13,364	13,399,498
0.250%	05/31/25	(a)	683	681,613
0.250%	07/31/25		1,943	1,936,781
0.250%	09/30/25		6,968	6,940,237
0.250%	10/31/25	(a)	5,919	5,893,104
0.375%	03/31/22		1	1,003
0.375%	11/30/25		832	833,105
0.375%	07/31/27		1,512	1,491,446
0.500%	03/15/23	(a)	1,217	1,226,793
0.500%	03/31/25		579	584,247
0.500%	04/30/27		975	972,258
0.500%	05/31/27		223	222,111
0.500%	10/31/27		10,584	10,494,697
0.625%	11/30/27		2,891	2,889,193
0.625%	12/31/27		2,532	2,528,044
0.625%	05/15/30		1,509	1,474,812
0.875%	11/15/30	(a)	20,591	20,510,566
1.125%	07/31/21		661	664,873
1.125%	02/28/22		6,020	6,090,077
1.125%	02/28/25		15,261	15,797,520
1.125%	02/28/27		9,503	9,850,453
1.375%	04/30/21		512	514,060
1.375%	01/31/22		4,617	4,679,402
1.375%	10/15/22		146	149,228

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
1.375%	02/15/23	11,754	$12,062,542
1.375%	06/30/23	892	919,178
1.500%	08/31/21	3,493	3,524,382
1.500%	02/28/23	808	831,672
1.500%	10/31/24	66	69,171
1.500%	11/30/24	824	863,977
1.500%	01/31/27	1	1,060
1.500%	02/15/30	7,571	8,006,332
1.625%	11/15/22	1	1,028
1.625%	02/15/26	1	1,063
1.625%	05/15/26	1,066	1,135,133
1.625%	08/15/29	1	1,069
1.750%	07/31/21	4,359	4,399,866
1.750%	02/28/22	1	1,019
1.750%	03/31/22	1,289	1,315,032
1.750%	04/30/22	539	550,664
1.750%	05/15/22	1,261	1,288,369
1.750%	06/15/22	1,360	1,391,928
1.750%	01/31/23	849	877,455
1.750%	12/31/24	1	1,059
1.750%	12/31/26	171	183,678
1.750%	11/15/29	725	783,227
1.875%	02/28/22	1,344	1,371,300
1.875%	03/31/22	230	234,995
1.875%	04/30/22	237	242,499
1.875%	07/31/22	525	539,458
1.875%	08/31/22	166	170,792
1.875%	09/30/22	25	25,758
1.875%	07/31/26	1,130	1,219,605
2.000%	08/31/21	4,371	4,424,955
2.000%	11/30/22	1,382	1,431,180
2.000%	02/15/23	1	1,039
2.000%	04/30/24	1,277	1,353,420
2.000%	05/31/24	1	1,061
2.000%	02/15/25	832	890,825
2.000%	08/15/25	113	121,722
2.000%	11/15/26	1,174	1,277,619
2.125%	05/15/22	663	681,103
2.125%	12/31/22	44	45,743
2.125%	02/29/24	1,176	1,247,938
2.125%	09/30/24	1	1,070
2.125%	11/30/24	1,249	1,339,943
2.125%	05/15/25	26,541	28,643,977
2.250%	03/31/21	6,637	6,670,444
2.250%	01/31/24	359	381,886
2.250%	04/30/24	1,216	1,298,745
2.250%	11/15/24	478	514,933
2.250%	11/15/25	240	262,106
2.250%	08/15/27	254	281,503
2.250%	11/15/27	801	889,110
2.375%	02/29/24	1,228	1,312,713
2.375%	08/15/24	1	1,078
2.375%	05/15/27	274	305,489
2.375%	05/15/29	239	269,958
2.500%	02/15/22	333	341,832
2.500%	08/15/23	71	75,365
2.500%	05/15/24	270	290,883
2.500%	01/31/25	1	1,091

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.625%	06/30/23		1	$1,062
2.625%	12/31/25		790	878,566
2.625%	02/15/29		167	191,633
2.750%	07/31/23		681	726,542
2.750%	02/15/24		1	1,080
2.750%	08/31/25		1,122	1,247,524
2.750%	02/15/28		8,494	9,736,133
2.875%	09/30/23		1,105	1,187,012
2.875%	11/30/23		697	751,834
2.875%	05/31/25		1	1,113
2.875%	05/15/28		956	1,107,167
2.875%	08/15/28		67	77,804
3.125%	11/15/28	(a)	26,537	31,404,881

TOTAL U.S. TREASURY OBLIGATIONS (cost $505,985,372)				510,067,884

TOTAL LONG-TERM INVESTMENTS (cost $3,461,762,197)				4,018,762,731

			Shares

SHORT-TERM INVESTMENTS — 21.7%

AFFILIATED MUTUAL FUNDS — 20.7%
PGIM Core Ultra Short Bond Fund(w)			639,384,096	639,384,096
PGIM Institutional Money Market Fund (cost $332,095,520; includes $332,043,856 of cash collateral for securities on loan)(b)(w)			332,203,548	332,037,446

TOTAL AFFILIATED MUTUAL FUNDS (cost $971,479,616)				971,421,542

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 1.0%
U.S. Treasury Bills
0.086%	02/11/21		41,440	41,437,376
0.081%	02/25/21		4,780	4,779,556

TOTAL U.S. TREASURY OBLIGATIONS (cost $46,215,373)				46,216,932

TOTAL SHORT-TERM INVESTMENTS (cost $1,017,694,989)				1,017,638,474

TOTAL INVESTMENTS—107.5% (cost $4,479,457,186)				5,036,401,205
Liabilities in excess of other assets(z) — (7.5)%				(352,721,151)

NET ASSETS — 100.0%				$4,683,680,054

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,277,450 and 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $325,977,704; cash collateral of $332,043,856 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
19	5 Year U.S. Treasury Notes	Mar. 2021	$2,397,117	$5,628
32	20 Year U.S. Treasury Bonds	Mar. 2021	5,542,000	(15,164)
2,065	Mini MSCI EAFE Index	Mar. 2021	220,005,100	3,888,434
486	Mini MSCI Emerging Markets Index	Mar. 2021	31,303,260	370,350
647	Russell 2000 E-Mini Index	Mar. 2021	63,884,780	1,776,883
1,520	S&P 500 E-Mini Index	Mar. 2021	284,908,800	6,691,221

				12,717,352

Short Positions:
109	2 Year U.S. Treasury Notes	Mar. 2021	24,086,446	(28,065)
63	10 Year U.S. Treasury Notes	Mar. 2021	8,698,922	(12,401)

				(40,466)

				$12,676,886

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
11,242	03/17/23	0.250%(S)	3 Month LIBOR(2)(Q)	$4,523	$13,629	$9,106
806	03/17/26	0.500%(S)	3 Month LIBOR(2)(Q)	5,046	1,669	(3,377)
144	03/17/31	0.750%(S)	3 Month LIBOR(2)(Q)	287	(2,864)	(3,151)

				$9,856	$12,434	$2,578

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$42,708,154
Morgan Stanley & Co. LLC	—	330,399

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Broker	Cash and/or Foreign Currency	Securities Market Value
Total	$—	$43,038,553

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,416,302,901	$1,195,844,452	$146,746
Exchange-Traded Funds	1,819,283	—	—
Preferred Stocks	—	14,523,834	25,125
Warrants	496	—	—
Asset-Backed Securities
Automobiles	—	858,875	—
Consumer Loans	—	2,774,056	—
Credit Cards	—	1,301,576	—
Equipment	—	893,034	—
Home Equity Loans	—	64,961	—
Other	—	9,848,666	—
Residential Mortgage-Backed Securities	—	2,559,301	—
Bank Loans	—	53,329,377	3,105,579
Commercial Mortgage-Backed Securities	—	40,151,945	—
Corporate Bonds	—	543,312,039	—
Municipal Bonds	—	3,944,977	—
Residential Mortgage-Backed Securities	—	30,822,964	—
Sovereign Bonds	—	2,948,177	—
U.S. Government Agency Obligations	—	184,116,483	—
U.S. Treasury Obligations	—	556,284,816	—
Affiliated Mutual Funds	971,421,542	—	—

Total	$2,389,544,222	$2,643,579,533	$3,277,450

Other Financial Instruments*
Assets
Futures Contracts	$12,732,516	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	9,106	—

Total	$12,732,516	$9,106	$—

Liabilities
Futures Contracts	$(55,630)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(6,528)	—

Total	$(55,630)	$(6,528)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Affiliated Mutual Funds (7.1% represents investments purchased with collateral from securities on loan)	20.7%
U.S. Treasury Obligations	11.9
Banks	5.4
U.S. Government Agency Obligations	3.9
Insurance	3.6
Software	3.3
Pharmaceuticals	3.2
IT Services	3.0
Semiconductors & Semiconductor Equipment	2.8
Capital Markets	2.5
Machinery	1.9
Biotechnology	1.9
Health Care Equipment & Supplies	1.8
Metals & Mining	1.7
Chemicals	1.5
Interactive Media & Services	1.4
Food Products	1.3
Oil, Gas & Consumable Fuels	1.3
Health Care Providers & Services	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Electric Utilities	1.2
Internet & Direct Marketing Retail	1.1
Electronic Equipment, Instruments & Components	1.1
Diversified Financial Services	1.0
Specialty Retail	1.0
Electric	1.0
Automobiles	1.0
Professional Services	0.9
Media	0.9
Real Estate Investment Trusts (REITs)	0.9
Commercial Mortgage-Backed Securities	0.8
Textiles, Apparel & Luxury Goods	0.8
Technology Hardware, Storage & Peripherals	0.8
Entertainment	0.8
Aerospace & Defense	0.8
Residential Mortgage-Backed Securities	0.8
Pipelines	0.7
Beverages	0.7
Road & Rail	0.7
Real Estate Management & Development	0.6
Telecommunications	0.6
Household Durables	0.6
Food & Staples Retailing	0.6
Electrical Equipment	0.5
Hotels, Restaurants & Leisure	0.5
Building Products	0.5
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	0.5
Industrial Conglomerates	0.5
Retail	0.5
Commercial Services & Supplies	0.4
Construction Materials	0.4
Life Sciences Tools & Services	0.4
Household Products	0.4
Diversified Telecommunication Services	0.4
Oil & Gas	0.4
Healthcare-Services	0.4

Auto Manufacturers	0.3%
Multi-Utilities	0.3
Construction & Engineering	0.3
Tobacco	0.3
Consumer Finance	0.3
Air Freight & Logistics	0.3
Airlines	0.2
Thrifts & Mortgage Finance	0.2
Auto Components	0.2
Communications Equipment	0.2
Other	0.2
Agriculture	0.2
Foods	0.2
Multiline Retail	0.2
Personal Products	0.2
Independent Power & Renewable Electricity Producers	0.2
Miscellaneous Manufacturing	0.1
Health Care Technology	0.1
Gas	0.1
Commercial Services	0.1
Semiconductors	0.1
Computers	0.1
Building Materials	0.1
Leisure Products	0.1
Transportation	0.1
Marine	0.1
Healthcare-Products	0.1
Diversified Consumer Services	0.1
Municipal Bonds	0.1
Transportation Infrastructure	0.1
Energy Equipment & Services	0.1
Gas Utilities	0.1
Containers & Packaging	0.1
Sovereign Bonds	0.1
Consumer Loans	0.1
Mining	0.1
Paper & Forest Products	0.1
Internet	0.1
Electronics	0.1
Packaging & Containers	0.1
Lodging	0.1
Exchange-Traded Funds	0.0	*
Machinery-Diversified	0.0	*
Apparel	0.0	*
Credit Cards	0.0	*
Leisure Time	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Advertising	0.0	*
Machinery-Construction & Mining	0.0	*
Engineering & Construction	0.0	*
Investment Companies	0.0	*
Equipment	0.0	*
Water Utilities	0.0	*
Iron/Steel	0.0	*
Energy-Alternate Sources	0.0	*
Metal Fabricate/Hardware	0.0	*
Household Products/Wares	0.0	*
Distribution/Wholesale	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Environmental Control	0.0	*%
Private Equity	0.0	*
Food Service	0.0	*
Real Estate	0.0	*
Home Furnishings	0.0	*
Forest Products & Paper	0.0	*
Shipbuilding	0.0	*
Electrical Components & Equipment	0.0	*
Regional	0.0	*

Oil & Gas Services	0.0	*%
Home Equity Loans	0.0	*
Coal	0.0	*

	107.5
Liabilities in excess of other assets	(7.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$12,726,888	*	—	$—
Equity contracts	Unaffiliated investments	496		—	—
Interest rate contracts	Due from/to broker-variation margin futures	5,628	*	Due from/to broker-variation margin futures	55,630	*
Interest rate contracts	Due from/to broker-variation margin swaps	9,106	*	Due from/to broker-variation margin swaps	6,528	*

		$12,742,118			$62,158

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward Currency Exchange Contracts	Swaps
Equity contracts	$378,984	$(1,369)	$298,145,111	$—	$—
Foreign exchange contracts	—	—	—	460,788	—
Interest rate contracts	—	—	(1,325,119)	—	252,476

Total	$378,984	$(1,369)	$296,819,992	$460,788	$252,476

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Swaps
Equity contracts	$(18,694)	$(703)	$9,279,906	$—
Interest rate contracts	—	—	(86,720)	10,776

Total	$(18,694)	$(703)	$9,193,186	$10,776

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$567,363,669	$32,721,769	$50,095,022

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)
$430,730	$9,367,200

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$325,977,704	$(325,977,704)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $325,977,704:
Unaffiliated investments (cost $3,507,977,570)	$4,064,979,663
Affiliated investments (cost $971,479,616)	971,421,542
Foreign currency, at value (cost $49,942)	45,009
Dividends and interest receivable	8,871,369
Tax reclaim receivable	6,067,106
Receivable for investments sold	3,822,837
Receivable from affiliate	413,840
Receivable for Portfolio shares sold	176,604
Due from broker-variation margin swaps	3,460
Due from broker-variation margin futures	678
Prepaid expenses and other assets	364,181

Total Assets	5,056,166,289

LIABILITIES
Payable to broker for collateral for securities on loan	332,043,856
Payable for investments purchased	35,325,102
Payable to affiliate	2,593,712
Management fee payable	1,002,043
Payable for Portfolio shares purchased	607,463
Accrued expenses and other liabilities	600,213
Distribution fee payable	127,486
Due to broker-variation margin futures	102,545
Payable to custodian	77,438
Trustees’ fees payable	5,976
Affiliated transfer agent fee payable	401

Total Liabilities	372,486,235

NET ASSETS	$4,683,680,054

Net assets were comprised of:
Partners’ Equity	$4,683,680,054

Net asset value and redemption price per share, $4,683,680,054 / 261,959,791 outstanding shares of beneficial interest	$17.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $2,694,726 foreign withholding tax, of which $799,993 is reimbursable by an affiliate)	$35,333,568
Interest income	30,144,996
Affiliated dividend income	4,386,087
Income from securities lending, net (including affiliated income of $697,744)	1,011,983

Total income	70,876,634

EXPENSES
Management fee	27,552,333
Distribution fee	10,533,982
Custodian and accounting fees	1,249,713
Trustees’ fees	64,060
Audit fee	53,863
Legal fees and expenses	42,280
Shareholders’ reports	15,179
Transfer agent’s fees and expenses (including affiliated expense of $2,650)	7,036
Miscellaneous	166,561

Total expenses	39,685,007
Less: Fee waiver and/or expense reimbursement	(842,719)

Net expenses	38,842,288

NET INVESTMENT INCOME (LOSS)	32,034,346

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(92,809)) (net of foreign capital gains taxes $(8,731))	(209,604,848)
Futures transactions	296,819,992
Forward currency contract transactions	460,788
Swap agreements transactions	252,476
Foreign currency transactions	(552,715)

87,375,693

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(61,350))	122,162,091
Futures	9,193,186
Swap agreements	10,776
Foreign currencies	302,450
Unfunded loan commitment	(504)

131,667,999

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	219,043,692

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$251,078,038

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$32,034,346	$74,972,274
Net realized gain (loss) on investment and foreign currency transactions	87,375,693	182,248,628
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	131,667,999	572,238,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	251,078,038	829,459,162

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [123,394,357 and 15,667,032 shares, respectively]	1,755,405,946	225,344,912
Portfolio shares purchased [154,145,173 and 24,777,045 shares, respectively]	(2,132,439,741)	(380,434,032)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(377,033,795)	(155,089,120)

CAPITAL CONTRIBUTIONS	—	41,757

TOTAL INCREASE (DECREASE)	(125,955,757)	674,411,799
NET ASSETS:
Beginning of year	4,809,635,811	4,135,224,012

End of year	$4,683,680,054	$4,809,635,811

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 88.7%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST BlackRock/Loomis Sayles Bond Portfolio*	19,551,149	$310,667,759
AST ClearBridge Dividend Growth Portfolio*	6,900,511	158,987,770
AST Emerging Markets Equity Portfolio*	2,172,178	22,264,824
AST Global Bond Portfolio*	108,852,889	1,341,067,591
AST Goldman Sachs Small-Cap Value Portfolio*	1,189,535	30,499,680
AST High Yield Portfolio*	7,718,071	90,147,068
AST Hotchkis & Wiley Large-Cap Value Portfolio*	4,298,110	142,568,324
AST International Growth Portfolio*	5,337,477	143,898,383
AST International Value Portfolio*	6,780,238	144,622,470
AST Jennison Large-Cap Growth Portfolio*	1,973,011	123,115,858
AST Large-Cap Core Portfolio*	16,838,936	404,639,640
AST Loomis Sayles Large-Cap Growth Portfolio*	1,605,598	134,966,580
AST MFS Growth Portfolio*	2,626,634	114,363,644
AST MFS Large-Cap Value Portfolio*	7,824,845	189,908,984
AST Mid-Cap Growth Portfolio*	1,077,529	17,057,278
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	245,702	8,518,501
AST Prudential Core Bond Portfolio*	76,604,537	1,087,784,423
AST QMA International Core Equity Portfolio*	9,307,832	125,190,338
AST Small-Cap Growth Opportunities Portfolio*	792,004	25,835,178
AST Small-Cap Growth Portfolio*	387,471	30,501,738
AST Small-Cap Value Portfolio*	985,945	28,809,321
AST T. Rowe Price Large-Cap Growth Portfolio*	2,182,666	140,825,597
AST T. Rowe Price Large-Cap Value Portfolio*	8,132,426	142,968,054
AST WEDGE Capital Mid-Cap Value Portfolio*	352,460	8,511,901
AST Western Asset Core Plus Bond Portfolio*	46,926,741	713,286,460
AST Western Asset Emerging Markets Debt Portfolio*	5,336,258	70,065,064

TOTAL LONG-TERM INVESTMENTS (cost $4,887,802,775)(w)		5,751,072,428

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUND — 10.8%		Shares	Value
PGIM Core Ultra Short Bond Fund (cost $701,864,771)(w)		701,864,771	$701,864,771

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.5%
U.S. Treasury Bills
0.059%	02/25/21	34,100	34,096,834

(cost $34,096,931)
TOTAL SHORT-TERM INVESTMENTS (cost $735,961,702)			735,961,605

TOTAL INVESTMENTS — 100.0% (cost $5,623,764,477)			6,487,034,033
Liabilities in excess of other assets(z) — (0.0)%			(419,347)

NET ASSETS — 100.0%			$6,486,614,686

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
536	2 Year U.S. Treasury Notes	Mar. 2021	$118,443,437	$109,081
1,311	5 Year U.S. Treasury Notes	Mar. 2021	165,401,083	317,039
393	10 Year U.S. Treasury Notes	Mar. 2021	54,264,705	(12,851)
530	20 Year U.S. Treasury Bonds	Mar. 2021	91,789,375	(1,175,524)
501	Mini MSCI EAFE Index	Mar. 2021	53,376,540	611,554
146	Russell 2000 E-Mini Index	Mar. 2021	14,416,040	470,424

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
1,045	S&P 500 E-Mini Index	Mar. 2021	$195,874,800	$4,944,385

				$5,264,108

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$34,096,834

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$6,452,937,199	$—	$—
U.S. Treasury Obligation	—	34,096,834	—

Total	$6,452,937,199	$34,096,834	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,452,483	$—	$—

Liabilities
Futures Contracts	$(1,188,375)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Core Bond	53.3%
Large/Mid-Cap Growth	14.5
Ultra Short Bond	10.8
Large/Mid-Cap Value	7.5
International Value	4.1
Large/Mid-Cap Blend	2.5
International Growth	2.2
Emerging Markets	1.4
High Yield	1.4

Small-Cap Value	0.9%
Small-Cap Growth	0.9
U.S. Treasury Obligation	0.5

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,026,363	*	—	$—
Interest rate contracts	Due from/to broker — variation margin futures	426,120	*	Due from/to broker — variation margin futures	1,188,375	*

		$6,452,483			$1,188,375

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$74,677,047
Interest rate contracts	14,735,715

Total	$89,412,762

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,carried at fair value	Futures
Equity contracts	$4,256,151
Interest rate contracts	888,284

Total	$5,144,435

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$666,353,673

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Affiliated investments (cost $5,589,667,546)	$6,452,937,199
Unaffiliated investments (cost $34,096,931)	34,096,834
Due from broker-variation margin futures	1,141,262
Receivable for Portfolio shares sold	174,876
Prepaid expenses	13,666

Total Assets	6,488,363,837

LIABILITIES
Payable for Portfolio shares purchased	1,234,873
Management fee payable	350,906
Custodian and accounting fees payable	116,977
Accrued expenses and other liabilities	37,859
Trustees’ fees payable	8,135
Affiliated transfer agent fee payable	401

Total Liabilities	1,749,151

NET ASSETS	$6,486,614,686

Net assets were comprised of:
Partners’ Equity	$6,486,614,686

Net asset value and redemption price per share, $6,486,614,686 / 329,326,701 outstanding shares of beneficial interest	$19.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Affiliated dividend income	$4,815,616
Interest income	45,113

Total income	4,860,729

EXPENSES
Management fee	9,163,638
Custodian and accounting fees	318,553
Trustees’ fees	88,410
Legal fees and expenses	49,253
Audit fee	26,363
Shareholders’ reports	7,259
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Miscellaneous	96,632

Total expenses	9,757,166
Less: Fee waiver and/or expense reimbursement	(95,587)

Net expenses	9,661,579

NET INVESTMENT INCOME (LOSS)	(4,800,850)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $458,350,778)	458,351,011
Futures transactions	89,412,762

547,763,773

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(53,296,116))	(53,297,342)
Futures	5,144,435

(48,152,907)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	499,610,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$494,810,016

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(4,800,850)	$2,935,593
Net realized gain (loss) on investment and foreign currency transactions	547,763,773	401,494,506
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,152,907)	453,889,296

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	494,810,016	858,319,395

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [88,900,753 and 14,762,148 shares, respectively]	1,488,313,441	244,282,506
Portfolio shares purchased [114,308,107 and 30,691,478 shares, respectively]	(1,903,284,280)	(529,100,063)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(414,970,839)	(284,817,557)

CAPITAL CONTRIBUTIONS	—	81

TOTAL INCREASE (DECREASE)	79,839,177	573,501,919
NET ASSETS:
Beginning of year	6,406,775,509	5,833,273,590

End of year	$6,486,614,686	$6,406,775,509

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 82.5%
COMMON STOCKS — 60.8%	Shares	Value
Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings, Inc.*	56,800	$3,001,880
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	344,522	848,590
Austal Ltd. (Australia)	1,435,686	2,972,199
BWX Technologies, Inc.	32,500	1,959,100
Howmet Aerospace, Inc.	53,500	1,526,890
L3Harris Technologies, Inc.	44,100	8,335,782
Lockheed Martin Corp.	139,300	49,448,714
Northrop Grumman Corp.	133,400	40,649,648
QinetiQ Group PLC (United Kingdom)	65,124	285,826
Raytheon Technologies Corp.	794,400	56,807,544
Ultra Electronics Holdings PLC (United Kingdom)	20,847	591,665
Vectrus, Inc.*	25,000	1,243,000

		167,670,838

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc.*	24,000	1,308,960
Cia de Distribucion Integral Logista Holdings SA (Spain)	17,643	343,739
Deutsche Post AG (Germany)	557,697	28,104,664
DSV Panalpina A/S (Denmark)	22,420	3,760,227
Forward Air Corp.	300	23,052
Hub Group, Inc. (Class A Stock)*	47,200	2,690,400
Hyundai Glovis Co. Ltd. (South Korea)	5,662	961,875
Kerry Logistics Network Ltd. (China)	168,500	370,844
Kintetsu World Express, Inc. (Japan)	74,900	1,777,720
Maruwa Unyu Kikan Co. Ltd. (Japan)	135,800	2,899,991
PostNL NV (Netherlands)*	87,140	298,254
Royal Mail PLC (United Kingdom)*	102,500	473,458
SBS Holdings, Inc. (Japan)	105,000	2,661,765
SF Holding Co. Ltd. (China) (Class A Stock)	23,400	317,243
SG Holdings Co. Ltd. (Japan)	146,000	3,985,361
United Parcel Service, Inc. (Class B Stock)	87,600	14,751,840
Yamato Holdings Co. Ltd. (Japan)	37,100	945,874

		65,675,267

Airlines — 0.0%
Deutsche Lufthansa AG (Germany)*(a)	80,440	1,062,531
JET2 PLC (United Kingdom)*	164,420	3,212,308
Mesa Air Group, Inc.*	149,000	996,810

		5,271,649

Auto Components — 0.3%
ARB Corp. Ltd. (Australia)	44,112	1,048,070
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (China) (Class A Stock)	8,500	263,064
Cie Generale des Etablissements
Michelin SCA (France)	100,428	12,904,146
Continental AG (Germany)	13,338	1,983,465
Cooper Tire & Rubber Co.	5,800	234,900
Dana, Inc.	245,100	4,784,352
Dometic Group AB (Sweden), 144A*	208,769	2,780,509
Exedy Corp. (Japan)	52,000	639,066

COMMON STOCKS (continued)	Shares	Value
Auto Components (cont’d.)
Faurecia SE (France)*	8,613	$442,563
Gentex Corp.	210,500	7,142,265
Gentherm, Inc.*	5,700	371,754
Hankook Tire & Technology Co. Ltd. (South Korea)	34,883	1,266,922
Hyundai Mobis Co. Ltd. (South Korea)	5,481	1,292,322
Johnson Electric Holdings Ltd. (Hong Kong)	497,000	1,230,962
Lear Corp.	44,200	7,029,126
NGK Spark Plug Co. Ltd. (Japan)	18,900	322,801
Nifco, Inc. (Japan)	10,500	411,966
Nokian Renkaat OYJ (Finland)	12,749	450,200
Press Kogyo Co. Ltd. (Japan)	159,800	475,725
Standard Motor Products, Inc.	5,200	210,392
Toyo Tire Corp. (Japan)	12,400	189,896
Toyota Industries Corp. (Japan)	17,400	1,382,856
TPR Co. Ltd. (Japan)	226,200	3,107,535
Visteon Corp.*	52,300	6,564,696
XPEL, Inc.*	13,200	680,592

		57,210,145

Automobiles — 0.5%
Bajaj Auto Ltd. (India)	1,473	69,526
Bayerische Motoren Werke AG (Germany)	39,312	3,520,359
BYD Co. Ltd. (China) (Class H Stock)	12,500	329,433
Daimler AG (Germany)	309,287	21,942,169
Fiat Chrysler Automobiles NV (United Kingdom)*	108,507	1,950,686
Ford Otomotiv Sanayi A/S (Turkey)	104,171	1,772,427
General Motors Co.	688,800	28,681,632
Great Wall Motor Co. Ltd. (China) (Class H Stock)	456,000	1,570,502
Harley-Davidson, Inc.	26,800	983,560
Hero MotoCorp Ltd. (India)	13,319	568,453
Honda Motor Co. Ltd. (Japan)	65,800	1,847,281
Hyundai Motor Co. (South Korea)	13,205	2,344,927
Kia Motors Corp. (South Korea)	74,036	4,267,938
NIO, Inc. (China), ADR*	14,300	696,982
Peugeot SA (France)*	219,131	6,026,010
SAIC Motor Corp. Ltd. (China) (Class A Stock)	9,800	36,893
Toyota Motor Corp. (Japan)	64,700	4,990,387
Trigano SA (France)	15,735	2,791,240
Volkswagen AG (Germany)	3,812	796,031

		85,186,436

Banks — 2.8%
77 Bank Ltd. (The) (Japan)	141,200	1,927,326
Al Rajhi Bank (Saudi Arabia)	78,486	1,540,570
Ameris Bancorp	47,500	1,808,325
Aozora Bank Ltd. (Japan)	98,300	1,812,516
Associated Banc-Corp.	360,000	6,138,000
Banc of California, Inc.	26,500	389,815
Banco BPM SpA (Italy)*	1,685,570	3,743,204
Banco Bradesco SA (Brazil)	29,333	136,269
Banco do Brasil SA (Brazil)	19,500	145,639
Banco Santander Brasil SA (Brazil), UTS	245,000	2,124,888

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Bancolombia SA (Colombia)	5,441	$55,004
Bancorp, Inc. (The)*	87,100	1,188,915
Bank AlBilad (Saudi Arabia)	8,645	65,415
Bank Mandiri Persero Tbk PT (Indonesia)	418,900	188,636
Bank of America Corp.	73,900	2,239,909
Bank of China Ltd. (China) (Class H Stock)	1,727,000	590,679
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	156,400	131,418
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)(a)	70,300	2,190,548
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,271,200	377,821
Barclays PLC (United Kingdom)*	2,025,348	4,075,252
BAWAG Group AG (Austria), 144A*	95,885	4,461,727
Berkshire Hills Bancorp, Inc.	47,900	820,048
BNK Financial Group, Inc. (South Korea)	211,071	1,107,099
BNP Paribas SA (France)*	270,526	14,321,516
BOC Hong Kong Holdings Ltd. (China)	1,199,500	3,641,202
Boston Private Financial Holdings, Inc.	152,400	1,287,780
Cadence BanCorp	127,500	2,093,550
Cathay General Bancorp	17,800	572,982
Chiba Bank Ltd. (The) (Japan)	538,800	2,974,777
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,197,000	508,561
China Construction Bank Corp. (China) (Class H Stock)	2,352,000	1,788,980
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	2,005,200	1,144,637
China Zheshang Bank Co. Ltd. (China) (Class A Stock)	413,400	259,368
Citigroup, Inc.	1,138,600	70,206,076
Commonwealth Bank of Australia (Australia)	63,456	4,035,996
ConnectOne Bancorp, Inc.	14,100	279,039
Credit Agricole SA (France)*	453,356	5,783,969
Customers Bancorp, Inc.*	81,234	1,279,872
DBS Group Holdings Ltd. (Singapore)	994,600	18,882,666
DNB ASA (Norway)*	506,103	9,817,413
East West Bancorp, Inc.	151,745	7,694,989
Financial Institutions, Inc.	17,800	400,500
First Abu Dhabi Bank PJSC (United Arab Emirates)	63,296	222,513
First Bancorp	9,500	321,385
First BanCorp. (Puerto Rico)	249,200	2,297,624
First Commonwealth Financial Corp.	33,100	362,114
First Financial Bancorp	9,600	168,288
FNB Corp.	675,300	6,415,350
Great Western Bancorp, Inc.	72,500	1,515,250
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)*	58,400	321,795
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)*	48,000	48,291
Gunma Bank Ltd. (The) (Japan)	563,800	1,740,616
Habib Bank Ltd. (Pakistan)	57,150	47,432
Hachijuni Bank Ltd. (The) (Japan)	72,600	241,839

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Hana Financial Group, Inc. (South Korea)	327,353	$10,470,720
Hancock Whitney Corp.	153,500	5,222,070
Hanmi Financial Corp.	38,200	433,188
Heartland Financial USA, Inc.	31,900	1,287,803
Hilltop Holdings, Inc.(a)	145,800	4,010,958
Hirogin Holdings, Inc. (Japan)	205,100	1,156,385
Home BancShares, Inc.	12,500	243,500
Hong Leong Bank Bhd (Malaysia)	13,300	60,220
Hope Bancorp, Inc.	218,900	2,388,199
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,482,000	962,458
Industrial Bank Co. Ltd. (China) (Class A Stock)	26,000	83,433
Industrial Bank of Korea (South Korea)	286,808	2,341,005
International Bancshares Corp.	18,500	692,640
Intesa Sanpaolo SpA (Italy)*	2,542,335	5,958,284
Japan Post Bank Co. Ltd. (Japan)	216,600	1,775,625
JPMorgan Chase & Co.	325,900	41,412,113
Jyske Bank A/S (Denmark)*	28,164	1,082,545
KB Financial Group, Inc. (South Korea)	99,538	4,001,074
Malayan Banking Bhd (Malaysia)	83,200	175,193
Masraf Al Rayan QSC (Qatar)	902,386	1,123,216
MCB Bank Ltd. (Pakistan)	27,681	32,141
Mebuki Financial Group, Inc. (Japan)	2,239,600	4,402,706
Mediobanca Banca di Credito Finanziario SpA (Italy)*	378,545	3,503,387
Metropolitan Bank Holding Corp.*	6,700	243,009
MidWestOne Financial Group, Inc.	12,400	303,800
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,445,400	6,389,168
National Commercial Bank (Saudi Arabia)	31,428	363,317
Nordea Bank Abp (Finland)*	858,332	7,053,546
Norwegian Finans Holding ASA (Norway)*	35,554	305,743
OFG Bancorp (Puerto Rico)	102,500	1,900,350
Oversea-Chinese Banking Corp. Ltd. (Singapore)	753,800	5,739,002
PacWest Bancorp	508,100	12,905,740
Pinnacle Financial Partners, Inc.	123,500	7,953,400
Popular, Inc. (Puerto Rico)	138,800	7,817,216
Public Bank Bhd (Malaysia)	57,600	295,275
Qatar Islamic Bank SAQ (Qatar)	84,287	396,058
QCR Holdings, Inc.	14,900	589,891
Republic Bancorp, Inc. (Class A Stock)	4,100	147,887
Resona Holdings, Inc. (Japan)	749,000	2,615,709
RHB Bank Bhd (Malaysia)	32,200	43,588
Ringkjoebing Landbobank A/S (Denmark)	3,102	279,307
Riyad Bank (Saudi Arabia)	43,881	236,588
Sberbank of Russia PJSC (Russia)	329,250	1,207,913
Sberbank of Russia PJSC (Russia), ADR	121,123	1,760,720
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	206,200	306,784
Shiga Bank Ltd. (The) (Japan)	18,200	371,472
Shinhan Financial Group Co. Ltd. (South Korea)	96,667	2,857,036

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Shinsei Bank Ltd. (Japan)	73,100	$901,808
Siam Commercial Bank PCL (The) (Thailand)	18,700	54,870
Signature Bank	8,000	1,082,320
Simmons First National Corp. (Class A Stock)	67,800	1,463,802
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)*	183,944	1,900,319
SpareBank 1 Nord Norge (Norway)	161,350	1,415,651
SpareBank 1 SMN (Norway)	155,181	1,752,111
Sterling Bancorp	74,500	1,339,510
Sumitomo Mitsui Financial Group, Inc. (Japan)	153,000	4,720,786
Svenska Handelsbanken AB (Sweden) (Class A Stock)*	291,229	2,931,333
Swedbank AB (Sweden) (Class A Stock)*	850,078	14,872,014
Synovus Financial Corp.	133,300	4,314,921
Texas Capital Bancshares, Inc.*	65,700	3,909,150
TriState Capital Holdings, Inc.*	34,800	605,520
Turkiye Garanti Bankasi A/S (Turkey)*	322,285	451,542
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)*	628,571	593,519
U.S. Bancorp	213,200	9,932,988
Umpqua Holdings Corp.	33,400	505,676
United Overseas Bank Ltd. (Singapore)	340,000	5,814,438
Valiant Holding AG (Switzerland)	7,353	720,204
Valley National Bancorp	470,900	4,591,275
VTB Bank PJSC (Russia)	2,456,520,000	1,253,802
Webster Financial Corp.	14,200	598,530
Wells Fargo & Co.	2,184,900	65,940,282
Wintrust Financial Corp.	95,400	5,827,986
Woori Financial Group, Inc. (South Korea)	273,151	2,454,612
Yamaguchi Financial Group, Inc. (Japan)	54,400	307,055
Yes Bank Ltd. (India)*	1,436,229	354,366

		493,447,165

Beverages — 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	250,275	782,922
Arca Continental SAB de CV (Mexico)	6,600	31,561
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	5,600	5,568,024
Carlsberg A/S (Denmark) (Class B Stock)	60,136	9,579,850
Coca-Cola HBC AG (Switzerland)*	32,594	1,062,559
Coca-Cola Icecek A/S (Turkey)	60,363	536,258
Keurig Dr. Pepper, Inc.	623,700	19,958,400
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	300	91,930
Molson Coors Beverage Co. (Class B Stock)	8,300	375,077
Monster Beverage Corp.*	395,700	36,594,336
National Beverage Corp.(a)	31,100	2,640,390
PepsiCo, Inc.	14,318	2,123,359

COMMON STOCKS (continued)	Shares	Value
Beverages (cont’d.)
Royal Unibrew A/S (Denmark)	5,208	$597,686

		79,942,352

Biotechnology — 1.2%
AbbVie, Inc.	438,800	47,017,420
Alexion Pharmaceuticals, Inc.*	69,200	10,811,808
Allogene Therapeutics, Inc.*(a)	30,300	764,772
Amgen, Inc.	37,100	8,530,032
Ardelyx, Inc.*	52,200	337,734
Athenex, Inc.*(a)	53,300	589,498
Avid Bioservices, Inc.*	87,800	1,013,212
BGI Genomics Co. Ltd. (China) (Class A Stock)	1,500	29,652
Biogen, Inc.*	52,300	12,806,178
Blueprint Medicines Corp.*	34,900	3,914,035
CareDx, Inc.*(a)	22,200	1,608,390
Catalyst Pharmaceuticals, Inc.*	437,600	1,461,584
Concert Pharmaceuticals, Inc.*	38,600	487,904
CSL Ltd. (Australia)	1,448	317,703
CytomX Therapeutics, Inc.*	32,400	212,220
Denali Therapeutics, Inc.*(a)	27,200	2,278,272
Dicerna Pharmaceuticals, Inc.*	38,300	843,749
Eagle Pharmaceuticals, Inc.*	37,800	1,760,346
Emergent BioSolutions, Inc.*	117,100	10,492,160
Exelixis, Inc.*	69,400	1,392,858
FibroGen, Inc.*(a)	55,000	2,039,950
Gilead Sciences, Inc.	779,700	45,425,322
Halozyme Therapeutics, Inc.*(a)	105,700	4,514,447
Insmed, Inc.*	16,700	555,943
Kezar Life Sciences, Inc.*	21,000	109,620
Ligand Pharmaceuticals, Inc.*(a)	21,900	2,177,955
Myriad Genetics, Inc.*	53,400	1,055,985
Natera, Inc.*	52,200	5,194,944
OPKO Health, Inc.*(a)	591,700	2,337,215
Pharma Mar SA (Spain)	51,422	4,496,385
Pharming Group NV (Netherlands)*(a)	169,135	260,306
PTC Therapeutics, Inc.*	53,400	3,259,002
Puma Biotechnology, Inc.*(a)	106,100	1,088,586
Seegene, Inc. (South Korea)	2,346	419,792
Travere Therapeutics, Inc.*	78,700	2,144,968
Ultragenyx Pharmaceutical, Inc.*(a)	36,100	4,997,323
United Therapeutics Corp.*	68,200	10,352,078
Vanda Pharmaceuticals, Inc.*	164,300	2,158,902
Vertex Pharmaceuticals, Inc.*	37,800	8,933,652
Xencor, Inc.*	16,100	702,443

		208,894,345

Building Products — 0.6%
American Woodmark Corp.*	21,600	2,027,160
Bunka Shutter Co. Ltd. (Japan)	307,700	2,904,061
China Lesso Group Holdings Ltd. (China)	26,000	40,824
Cie de Saint-Gobain (France)*	355,136	16,385,858
Fortune Brands Home & Security, Inc.	8,300	711,476
Geberit AG (Switzerland)	26,996	17,040,958
Inwido AB (Sweden)*	100,089	1,470,951
JELD-WEN Holding, Inc.*	82,100	2,082,056
Kingspan Group PLC (Ireland)*	17,847	1,255,054
Lennox International, Inc.(a)	15,100	4,136,947

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Lixil Corp. (Japan)	32,000	$692,458
Masco Corp.	578,500	31,777,005
Nibe Industrier AB (Sweden) (Class B Stock)	28,812	945,807
Nichiha Corp. (Japan)	31,600	995,424
Owens Corning	42,600	3,227,376
Reliance Worldwide Corp. Ltd.	222,218	696,962
Sanwa Holdings Corp. (Japan)	57,700	672,576
Simpson Manufacturing Co., Inc.	26,800	2,504,460
Trane Technologies PLC	37,300	5,414,468
UFP Industries, Inc.	127,600	7,088,180
Uponor OYJ (Finland)	20,351	452,179
Xinyi Glass Holdings Ltd. (Hong Kong)	220,000	614,426
Zehnder Group AG (Switzerland)	6,597	443,916

		103,580,582

Capital Markets — 1.9%
3i Group PLC (United Kingdom)	131,224	2,087,090
Affiliated Managers Group, Inc.	98,100	9,976,770
Ameriprise Financial, Inc.	138,500	26,914,705
Anima Holding SpA (Italy), 144A	76,438	364,211
Avanza Bank Holding AB (Sweden)	10,482	297,737
Azimut Holding SpA (Italy)	142,694	3,108,558
B3 SA - Brasil Bolsa Balcao (Brazil)	123,200	1,463,853
Banca Generali SpA (Italy)*	41,275	1,377,300
Banco BTG Pactual SA (Brazil), UTS	5,000	90,510
Bank of New York Mellon Corp. (The)	459,700	19,509,668
BlackRock, Inc.	28,900	20,852,506
Cboe Global Markets, Inc.	147,600	13,744,512
Charles Schwab Corp. (The)	609,000	32,301,360
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	1,546,000	972,783
CI Financial Corp. (Canada)	74,800	927,287
Credit Suisse Group AG (Switzerland)	1,733,593	22,667,009
CSC Financial Co. Ltd. (China) (Class A Stock)	28,200	181,408
Donnelley Financial Solutions, Inc.*	33,500	568,495
East Money Information Co. Ltd. (China) (Class A Stock)	11,200	53,187
Evercore, Inc. (Class A Stock)	39,800	4,363,672
Federated Hermes, Inc.	315,000	9,100,350
Flow Traders (Netherlands), 144A	6,892	228,168
GF Securities Co. Ltd. (China) (Class H Stock)	28,600	40,613
Goldman Sachs Group, Inc. (The)	183,800	48,469,898
Hargreaves Lansdown PLC (United Kingdom)	33,000	690,599
IG Group Holdings PLC (United Kingdom)	41,224	486,099
Intermediate Capital Group PLC (United Kingdom)	42,262	1,000,434
Investec PLC (South Africa)	130,504	336,508
JAFCO Group Co. Ltd. (Japan)	12,400	620,317
Janus Henderson Group PLC (United Kingdom)	330,600	10,747,806
Julius Baer Group Ltd. (Switzerland)	26,188	1,505,720
Jupiter Fund Management PLC (United Kingdom)	48,499	187,734

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Korea Investment Holdings Co. Ltd. (South Korea)	969	$70,794
Magellan Financial Group Ltd. (Australia)	77,422	3,225,442
Man Group PLC (United Kingdom)	148,543	280,671
Meritz Securities Co. Ltd. (South Korea)	530,353	1,794,683
Morgan Stanley	258,400	17,708,152
NH Investment & Securities Co. Ltd. (South Korea)	103,113	1,076,414
Nomura Holdings, Inc. (Japan)	3,106,300	16,433,936
Partners Group Holding AG (Switzerland)	1,533	1,826,430
Pendal Group Ltd. (Australia)	40,062	202,568
Platinum Asset Management Ltd. (Australia)	265,103	835,424
Reinet Investments SCA (Luxembourg)	10,204	191,835
S&P Global, Inc.	50,600	16,633,738
Samsung Securities Co. Ltd. (South Korea)	23,990	897,863
SBI Holdings, Inc. (Japan)	27,000	640,752
Schroders PLC (United Kingdom)	13,965	638,893
SEI Investments Co.	151,300	8,695,211
Singapore Exchange Ltd. (Singapore)	342,200	2,408,340
Stifel Financial Corp.	158,400	7,992,864
UBS Group AG (Switzerland)	1,531,998	21,960,254
Virtus Investment Partners, Inc.	11,600	2,517,200
Vontobel Holding AG (Switzerland)	3,818	302,227
Waddell & Reed Financial, Inc. (Class A Stock)(a)	46,000	1,171,620

		342,742,178

Chemicals — 1.3%
Air Water, Inc. (Japan)	12,000	213,538
Akzo Nobel NV (Netherlands)	8,557	921,528
Avient Corp.	69,100	2,783,348
Cabot Corp.	88,200	3,958,416
Corteva, Inc.	787,000	30,472,640
Covestro AG (Germany), 144A	21,252	1,318,129
Croda International PLC (United Kingdom)	14,916	1,346,033
Denka Co. Ltd. (Japan)	8,400	328,533
Dow, Inc.	137,600	7,636,800
Element Solutions, Inc.	67,300	1,193,229
Fujimi, Inc. (Japan)	45,200	1,714,091
Gurit Holding AG (Switzerland)	206	588,062
Huntsman Corp.	88,700	2,229,918
Ingevity Corp.*	18,000	1,363,140
Johnson Matthey PLC (United
Kingdom)	21,312	709,001
Koppers Holdings, Inc.*	8,300	258,628
Kronos Worldwide, Inc.	7,700	114,807
Kumho Petrochemical Co. Ltd. (South Korea)	8,946	1,197,936
Kureha Corp. (Japan)	31,600	2,228,449
LANXESS AG (Germany)	8,382	645,226
Linde PLC (United Kingdom)	91,000	23,979,410
LyondellBasell Industries NV (Class A Stock)	92,900	8,515,214

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Mitsubishi Gas Chemical Co., Inc. (Japan)	15,600	$358,585
Mitsui Chemicals, Inc. (Japan)	22,500	662,410
Nippon Kayaku Co. Ltd. (Japan)	22,500	208,726
Nitto Denko Corp. (Japan)	19,800	1,773,031
Orion Engineered Carbons SA (Germany)	115,500	1,979,670
PhosAgro PJSC (Russia), GDR	69,940	955,361
PPG Industries, Inc.	109,800	15,835,356
RPM International, Inc.	180,100	16,349,478
Scotts Miracle-Gro Co. (The)	47,800	9,518,892
Sensient Technologies Corp.	133,900	9,877,803
Sherwin-Williams Co. (The)	60,700	44,609,037
Shin-Etsu Chemical Co. Ltd. (Japan)	42,300	7,404,741
Stepan Co.	25,600	3,054,592
Synthomer PLC (United Kingdom)	35,925	220,912
Teijin Ltd. (Japan)	20,700	390,492
Tokuyama Corp. (Japan)	251,500	5,678,678
Tokyo Ohka Kogyo Co. Ltd. (Japan)	3,600	254,182
Tosoh Corp. (Japan)	432,600	6,768,911
Toyobo Co. Ltd. (Japan)	38,300	512,815
Trinseo SA	37,400	1,915,254
UPL Ltd. (India)	11,100	71,214
Wacker Chemie AG (Germany)	1,585	227,057
Yara International ASA (Brazil)	19,797	828,731

		223,172,004

Commercial Services & Supplies — 0.2%
Bravida Holding AB (Sweden), 144A	19,789	263,878
CoreCivic, Inc.(a)	371,600	2,433,980
Country Garden Services Holdings Co. Ltd. (China)	126,000	855,700
Dai Nippon Printing Co. Ltd. (Japan)	174,100	3,129,941
Deluxe Corp.	140,800	4,111,360
Herman Miller, Inc.	253,400	8,564,920
HNI Corp.	32,600	1,123,396
Intrum AB (Sweden)	7,395	196,085
Kokuyo Co. Ltd. (Japan)	15,000	203,021
Loomis AB (Sweden)	37,772	1,042,224
Matthews International Corp. (Class A Stock)	10,400	305,760
Rentokil Initial PLC (United Kingdom)*	217,919	1,520,789
Secom Co. Ltd. (Japan)	28,000	2,583,795
Societe BIC SA (France)	3,111	176,210
SPIE SA (France)*	14,413	313,352
Tetra Tech, Inc.	37,200	4,307,016
Uchida Yoko Co. Ltd. (Japan)	19,700	808,843

		31,940,270

Communications Equipment — 0.6%
Accton Technology Corp. (Taiwan)	206,000	2,320,747
BYD Electronic International Co. Ltd. (China)	15,000	78,848
Calix, Inc.*	86,000	2,559,360
Ciena Corp.*	73,000	3,858,050
Cisco Systems, Inc.	1,699,100	76,034,725
CommScope Holding Co., Inc.*	343,200	4,598,880
NETGEAR, Inc.*	76,000	3,087,880
NetScout Systems, Inc.*	228,200	6,257,244

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (cont’d.)
Plantronics, Inc.	12,300	$332,469
Spirent Communications PLC (United Kingdom)	415,352	1,508,436
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	346,734	4,127,580
Viavi Solutions, Inc.*	28,800	431,280
VTech Holdings Ltd. (Hong Kong)	26,500	206,251

		105,401,750

Construction & Engineering — 0.4%
ACS Actividades de Construccion y
Servicios SA (Spain)	30,662	1,020,047
AECOM*	59,600	2,966,888
Arcosa, Inc.	1,000	54,930
Bouygues SA (France)	27,332	1,124,404
Comfort Systems USA, Inc.	26,800	1,411,288
COMSYS Holdings Corp. (Japan)	14,000	435,361
Daelim Industrial Co. Ltd. (South Korea)	30,984	2,382,893
EMCOR Group, Inc.	235,200	21,511,392
GS Engineering & Construction Corp. (South Korea)	13,799	481,834
Hazama Ando Corp. (Japan)	30,500	212,780
Kinden Corp. (Japan)	16,200	263,712
Kyudenko Corp. (Japan)	53,700	1,736,176
Maeda Road Construction Co. Ltd. (Japan)	14,400	241,694
MasTec, Inc.*(a)	76,700	5,229,406
Metallurgical Corp. of China Ltd. (China) (Class A Stock)	615,401	258,490
Nippo Corp. (Japan)	8,600	235,494
NRW Holdings Ltd. (Australia)	201,587	457,378
Obayashi Corp. (Japan)	511,600	4,413,929
Penta-Ocean Construction Co. Ltd. (Japan)	31,500	270,941
Per Aarsleff Holding A/S (Denmark)	4,900	247,164
Primoris Services Corp.	72,400	1,998,964
Quanta Services, Inc.	349,500	25,170,990
SHO-BOND Holdings Co. Ltd. (Japan)	3,800	184,871
Skanska AB (Sweden) (Class B Stock)	29,359	749,567
Taisei Corp. (Japan)	23,100	794,770
Valmont Industries, Inc.	8,000	1,399,440

		75,254,803

Construction Materials — 0.2%
ACC Ltd. (India)	1,606	35,638
Ambuja Cements Ltd. (India)	15,351	52,381
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	159,000	996,625
Buzzi Unicem SpA (Italy)	312,837	7,478,823
China National Building Material Co. Ltd. (China) (Class H Stock)	806,000	970,637
China Resources Cement Holdings Ltd. (China)	322,000	360,571
CSR Ltd. (Australia)	58,265	236,036
Eagle Materials, Inc.	28,700	2,908,745
Forterra, Inc.*	59,000	1,014,505
HeidelbergCement AG (Germany)	24,344	1,860,221

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Construction Materials (cont’d.)
Huaxin Cement Co. Ltd. (China) (Class A Stock)	8,200	$25,988
James Hardie Industries PLC, CDI*	87,987	2,598,933
LafargeHolcim Ltd. (Switzerland)*	269,817	14,953,658
Shree Cement Ltd. (India)	189	62,242
Taiheiyo Cement Corp. (Japan)	15,000	374,961
UltraTech Cement Ltd. (India)	2,491	180,799
Wienerberger AG (Austria)	120,342	3,826,438

		37,937,201

Consumer Finance — 0.2%
Discover Financial Services	158,800	14,376,164
Enova International, Inc.*	19,300	478,061
Muangthai Capital PCL (Thailand)	17,000	33,563
Navient Corp.	663,000	6,510,660
OneMain Holdings, Inc.	211,800	10,200,288
Samsung Card Co. Ltd. (South Korea)	37,780	1,132,706
SLM Corp.	685,000	8,487,150

		41,218,592

Containers & Packaging — 0.0%
DS Smith PLC (United Kingdom)*	104,272	536,441
Greif, Inc. (Class A Stock)	12,900	604,752
Klabin SA (Brazil), UTS	219,200	1,119,258
Silgan Holdings, Inc.	62,100	2,302,668
Smurfit Kappa Group PLC (Ireland)	27,150	1,267,323

		5,830,442

Distributors — 0.0%
Arata Corp. (Japan)	14,400	682,989
Bapcor Ltd. (Australia)	46,326	278,572

		961,561

Diversified Consumer Services — 0.1%
Adtalem Global Education, Inc.*	88,100	2,990,995
American Public Education, Inc.*	21,200	646,176
China Yuhua Education Corp. Ltd. (China), 144A	38,000	33,156
G8 Education Ltd. (Australia)	416,548	378,435
Grand Canyon Education, Inc.*	58,900	5,484,179
Offcn Education Technology Co. Ltd. (China) (Class A Stock)	45,934	248,061
Perdoceo Education Corp.*	61,100	771,693
Service Corp. International	82,600	4,055,660
Strategic Education, Inc.	84,700	8,074,451

		22,682,806

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)*	63,789	555,465
Berkshire Hathaway, Inc. (Class B Stock)*	188,086	43,611,501
Cannae Holdings, Inc.*	167,200	7,401,944
Chailease Holding Co. Ltd. (Taiwan)	28,000	167,206
Far East Horizon Ltd. (China)	504,000	519,994
Groupe Bruxelles Lambert SA (Belgium)	13,073	1,320,994
Grupo de Inversiones Suramericana SA (Colombia)	68,396	504,345

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (cont’d.)
Haci Omer Sabanci Holding A/S (Turkey)	439,926	$680,687
Industrivarden AB (Sweden) (Class A Stock)*	13,290	445,413
Investor AB (Sweden) (Class B Stock)	53,257	3,910,041
Kinnevik AB (Sweden) (Class B Stock)*	27,683	1,406,242
M&G PLC (United Kingdom)	1,308,654	3,541,371
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	117,000	562,727
ORIX Corp. (Japan)	48,300	742,577
REC Ltd. (India)	197,680	363,529
Wendel SE (France)	2,160	258,678
Yuanta Financial Holding Co. Ltd. (Taiwan)	986,320	720,963

		66,713,677

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	1,958,008	56,312,310
ATN International, Inc.(a)	11,200	467,712
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)*	215,665	215,100
BT Group PLC (United Kingdom)*	1,084,254	1,969,098
China Telecom Corp. Ltd. (China) (Class H Stock)	304,000	84,399
China Unicom Hong Kong Ltd. (China)	730,000	419,549
Consolidated Communications Holdings, Inc.*	72,200	353,058
Deutsche Telekom AG (Germany)	386,273	7,094,771
Elisa OYJ (Finland)	14,103	773,894
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	36,924	169,970
Hellenic Telecommunications Organization SA (Greece)	5,238	84,692
HKT Trust & HKT Ltd. (Hong Kong)	373,000	484,418
Internet Initiative Japan, Inc. (Japan)	8,000	157,705
LG Uplus Corp. (South Korea)	21,966	238,097
Nippon Telegraph & Telephone Corp. (Japan)	736,300	18,813,966
Ooredoo QPSC (Qatar)	177,740	367,182
Orange SA (France)	1,230,605	14,646,659
PCCW Ltd. (Hong Kong)	327,034	197,149
Proximus SADP (Belgium)	49,558	983,589
Telecom Argentina SA (Argentina), ADR(a)	62,099	407,369
Telecom Italia SpA (Italy), RSP	745,501	386,764
Telekom Austria AG (Austria)	43,113	334,219
Telekom Malaysia Bhd (Malaysia)	30,000	40,421
Telenor ASA (Norway)	51,411	878,468
Verizon Communications, Inc.	1,417,300	83,266,375

		189,146,934

Electric Utilities — 0.9%
Centrais Eletricas Brasileiras SA (Brazil)	258,324	1,801,144
Chubu Electric Power Co., Inc. (Japan)	418,000	5,035,179
CK Infrastructure Holdings Ltd. (Hong Kong)	850,500	4,562,651
CPFL Energia SA (Brazil)	5,500	34,481
Endesa SA (Spain)	69,780	1,910,288

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Enel SpA (Italy)	355,511	$3,604,773
Energisa SA (Brazil), UTS	109,700	1,106,473
Exelon Corp.	1,030,600	43,511,932
Fortum OYJ (Finland)	957,960	23,159,229
Hokkaido Electric Power Co., Inc. (Japan)	52,500	191,018
Hokuriku Electric Power Co. (Japan)	27,100	176,551
Iberdrola SA (Spain)	792,023	11,318,097
IDACORP, Inc.	23,400	2,247,102
Inter RAO UES PJSC (Russia)	13,364,000	970,008
Kansai Electric Power Co., Inc. (The) (Japan)	1,125,500	10,621,636
MGE Energy, Inc.	6,100	427,183
NRG Energy, Inc.	694,500	26,078,475
OGE Energy Corp.	120,400	3,835,944
Otter Tail Corp.	44,100	1,879,101
PGE Polska Grupa Energetyczna SA (Poland)*	453,416	792,546
Portland General Electric Co.	18,400	786,968
Power Assets Holdings Ltd. (Hong Kong)	71,500	386,881
Power Grid Corp. of India Ltd. (India)	689,168	1,793,096
Red Electrica Corp. SA (Spain)	43,294	888,423
Terna Rete Elettrica Nazionale SpA (Italy)	124,399	951,654
Tohoku Electric Power Co., Inc. (Japan)	248,900	2,049,405
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	288,900	761,524

		150,881,762

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)	722,527	20,490,949
Acuity Brands, Inc.(a)	219,500	26,579,255
Alfen Beheer BV (Netherlands), 144A*	17,122	1,675,006
Atkore International Group, Inc.*	72,300	2,972,253
AZZ, Inc.	13,500	640,440
Daihen Corp. (Japan)	5,400	262,619
Eaton Corp. PLC	103,700	12,458,518
Encore Wire Corp.	13,900	841,923
Generac Holdings, Inc.*	135,800	30,882,278
Hubbell, Inc.	37,600	5,895,304
Legrand SA (France)	30,928	2,771,946
Mabuchi Motor Co. Ltd. (Japan)	5,400	235,569
nVent Electric PLC	505,600	11,775,424
Schneider Electric SE (France)	64,406	9,349,563
Signify NV (Netherlands), 144A*	253,425	10,899,207
Varta AG (Germany)*(a)	1,612	234,551
WEG SA (Brazil)	94,700	1,378,744

		139,343,549

Electronic Equipment, Instruments & Components — 0.7%
ALSO Holding AG (Switzerland)*	8,217	2,386,474
Amphenol Corp. (Class A Stock)	28,600	3,740,022
Anritsu Corp. (Japan)(a)	562,400	12,577,007
Arrow Electronics, Inc.*	96,000	9,340,800
AU Optronics Corp. (Taiwan)*	2,467,000	1,235,205
Codan Ltd. (Australia)	33,030	284,774
CONEXIO Corp. (Japan)	26,200	363,634

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (cont’d.)
Cowell e Holdings, Inc. (Hong Kong)	560,000	$423,851
CTS Corp.	8,800	302,104
Daiwabo Holdings Co. Ltd. (Japan)	41,100	3,656,687
Delta Electronics Thailand PCL (Thailand)	6,400	104,344
Delta Electronics, Inc. (Taiwan)	138,000	1,296,972
ePlus, Inc.*	15,600	1,372,020
Foxconn Technology Co. Ltd. (Taiwan)	250,000	476,405
GoerTek, Inc. (China) (Class A Stock)	4,400	25,114
Hexagon AB (Sweden) (Class B Stock)	6,138	560,656
Hirose Electric Co. Ltd. (Japan)	3,800	576,491
Hon Hai Precision Industry Co. Ltd. (Taiwan)	694,000	2,276,893
Hosiden Corp. (Japan)	93,000	895,229
Ibiden Co. Ltd. (Japan)	12,100	565,423
Innolux Corp. (Taiwan)*	1,643,000	831,576
IPG Photonics Corp.*	22,500	5,035,275
Jabil, Inc.	416,600	17,717,998
Largan Precision Co. Ltd. (Taiwan)	3,000	341,934
Lens Technology Co. Ltd. (China) (Class A Stock)	6,000	28,077
LG Innotek Co. Ltd. (South Korea)	3,015	508,713
Luxshare Precision Industry Co. Ltd. (China) (Class A Stock)	36,179	311,195
Macnica Fuji Electronics Holdings, Inc. (Japan)	55,100	1,084,237
Murata Manufacturing Co. Ltd. (Japan)	69,100	6,243,808
Nippon Signal Co. Ltd. (Japan)	35,600	324,983
PC Connection, Inc.	5,900	279,011
Plexus Corp.*	7,300	570,933
Rogers Corp.*	2,800	434,812
Samsung Electro-Mechanics Co. Ltd. (South Korea)	1,265	207,866
Sanmina Corp.*	91,700	2,924,313
ScanSource, Inc.*	27,300	720,174
Softwareone Holding AG (Germany)*	9,821	291,913
SYNNEX Corp.	107,400	8,746,656
Synnex Technology International Corp. (Taiwan)	1,480,000	2,482,199
TDK Corp. (Japan)	90,900	13,725,072
Trimble, Inc.*	73,300	4,894,241
Vishay Intertechnology, Inc.	137,400	2,845,554
Walsin Technology Corp. (Taiwan)	81,000	666,498
WPG Holdings Ltd. (Taiwan)	571,000	872,925
Yageo Corp. (Taiwan)	62,000	1,146,842
Zhen Ding Technology Holding Ltd. (Taiwan)	180,000	734,350

		116,431,260

Energy Equipment & Services — 0.1%
Cactus, Inc. (Class A Stock)	16,400	427,548
ChampionX Corp.*	166,400	2,545,920
John Wood Group PLC (United Kingdom)*	68,675	290,797
Matrix Service Co.*	22,700	250,154
Oceaneering International, Inc.*	344,700	2,740,365
SBM Offshore NV (Netherlands)	50,972	964,653
Subsea 7 SA (United Kingdom)*	21,430	220,649
TechnipFMC PLC (United Kingdom)	1,635,000	15,369,000

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (cont’d.)
Worley Ltd. (Australia)	37,254	$332,408

		23,141,494

Entertainment — 0.9%
Activision Blizzard, Inc.	569,000	52,831,650
Bollore SA (France)	64,458	267,152
Capcom Co. Ltd. (Japan)	26,400	1,718,649
CD Projekt SA (Poland)*(a)	8,997	662,073
Electronic Arts, Inc.	306,000	43,941,600
GungHo Online Entertainment, Inc. (Japan)*	10,800	241,777
Mango Excellent Media Co. Ltd. (China) (Class A Stock)	21,800	243,064
NetEase, Inc. (China), ADR	1,600	153,232
Netflix, Inc.*	26,200	14,167,126
Nexon Co. Ltd. (Japan)	118,200	3,638,708
Nintendo Co. Ltd. (Japan)	39,200	25,013,211
Square Enix Holdings Co. Ltd. (Japan)	18,100	1,097,862
Ubisoft Entertainment SA (France)*	2,687	260,393
Vivendi SA (France)	199,070	6,423,601
Zynga, Inc. (Class A Stock)*(a)	53,300	526,071

		151,186,169

Equity Real Estate Investment Trusts (REITs) — 1.6%
Activia Properties, Inc. (Japan)	70	295,947
American Assets Trust, Inc.	30,300	875,064
American Tower Corp.	7,500	1,683,450
Apple Hospitality REIT, Inc.	115,600	1,492,396
Aventus Group (Australia)	186,152	394,148
Brixmor Property Group, Inc.	64,300	1,064,165
Charter Hall Group (Australia)	689,272	7,870,544
City Office REIT, Inc.	86,100	841,197
Columbia Property Trust, Inc.	40,200	576,468
CorePoint Lodging, Inc.	44,300	304,784
Corporate Office Properties Trust	193,100	5,036,048
Cousins Properties, Inc.(a)	121,900	4,083,650
Covivio (France)	991	91,619
Crown Castle International Corp.	150,500	23,958,095
Daiwa Office Investment Corp. (Japan)	551	3,501,613
DiamondRock Hospitality Co.	150,000	1,237,500
Diversified Healthcare Trust	118,300	487,396
Douglas Emmett, Inc.(a)	148,500	4,333,230
Equinix, Inc.	22,700	16,211,886
First Industrial Realty Trust, Inc.	101,300	4,267,769
Franklin Street Properties Corp.	126,754	553,915
Frontier Real Estate Investment Corp. (Japan)	60	232,664
Gaming & Leisure Properties, Inc.	692,440	29,359,456
Gecina SA (France)	5,793	896,921
GEO Group, Inc. (The)(a)	1,075,645	9,530,215
Gladstone Commercial Corp.	7,100	127,800
Goodman Group (Australia)	1,163,126	16,952,325
Growthpoint Properties Ltd. (South Africa)	70,822	60,671
Hersha Hospitality Trust	27,600	217,764
Highwoods Properties, Inc.	164,700	6,527,061
ICADE (France)	3,752	288,222
Ichigo Office REIT Investment Corp. (Japan)	2,320	1,673,201

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Japan Excellent, Inc. (Japan)	165	$205,079
Japan Logistics Fund, Inc. (Japan)	98	289,362
Japan Real Estate Investment Corp. (Japan)	152	879,153
Japan Retail Fund Investment Corp. (Japan)	262	477,223
JBG SMITH Properties	141,900	4,437,213
Keppel DC REIT (Singapore)	156,294	333,198
Keppel REIT (Singapore)	482,000	409,907
Klepierre SA (France)(a)	557,234	12,563,120
Mapletree Industrial Trust (Singapore)	183,000	401,617
Mapletree Logistics Trust (Singapore)	333,800	509,198
Medical Properties Trust, Inc.	220,700	4,809,053
Mercialys SA (France)	25,581	226,442
Merlin Properties Socimi SA (Spain)	52,778	503,621
Mori Hills REIT Investment Corp. (Japan)	180	248,102
Mori Trust Sogo REIT, Inc. (Japan)	1,363	1,759,135
Nippon Accommodations Fund, Inc. (Japan)	59	331,728
Nippon Building Fund, Inc. (Japan)	171	991,318
Office Properties Income Trust	4,100	93,152
Omega Healthcare Investors, Inc.	128,200	4,656,224
Orix JREIT, Inc. (Japan)	1,696	2,801,227
Pebblebrook Hotel Trust(a)	498,800	9,377,440
Piedmont Office Realty Trust, Inc. (Class A Stock)	35,600	577,788
PotlatchDeltic Corp.	202,500	10,129,050
Premier Investment Corp. (Japan)	180	222,065
Prologis, Inc.	138,100	13,763,046
RLJ Lodging Trust	53,000	749,950
Sabra Health Care REIT, Inc.	443,300	7,700,121
Safestore Holdings PLC (United Kingdom)	27,132	289,877
Sasseur Real Estate Investment Trust
(Singapore)	2,185,200	1,358,209
Service Properties Trust	327,246	3,760,057
Spirit Realty Capital, Inc.	74,800	3,004,716
STAG Industrial, Inc.	11,400	357,048
Stockland (Australia)	1,771,989	5,737,968
STORE Capital Corp.	20,900	710,182
Suntec Real Estate Investment Trust (Singapore)	220,200	249,125
Unibail-Rodamco-Westfield (France)	2,477	194,628
Urban Edge Properties	243,000	3,144,420
Waypoint REIT (Australia)	84,203	177,366
Weingarten Realty Investors	31,400	680,438
Weyerhaeuser Co.	1,238,900	41,540,317
Xenia Hotels & Resorts, Inc.	128,900	1,959,280

		287,635,347

Food & Staples Retailing — 1.1%
Abdullah Al Othaim Markets Co. (Saudi Arabia)	4,584	150,161
Atacadao SA (Brazil)	8,800	32,768
Axfood AB (Sweden)	13,360	311,880
Belc Co. Ltd. (Japan)	3,000	181,396
BIM Birlesik Magazalar A/S (Turkey)	10,358	105,520
BJ’s Wholesale Club Holdings, Inc.*	129,700	4,835,216

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (cont’d.)
Casey’s General Stores, Inc.	21,500	$3,840,330
Coles Group Ltd. (Australia)	155,937	2,186,546
Costco Wholesale Corp.	115,200	43,405,056
E-MART, Inc. (South Korea)	10,316	1,444,332
Empire Co. Ltd. (Canada) (Class A Stock)	35,600	972,994
Etablissements Franz Colruyt NV (Belgium)	13,456	797,559
George Weston Ltd. (Canada)	1,300	97,104
Kesko OYJ (Finland) (Class B Stock)	31,063	800,545
Koninklijke Ahold Delhaize NV (Netherlands)	916,909	26,219,512
Kroger Co. (The)	620,300	19,700,728
Life Corp. (Japan)	6,000	207,814
Loblaw Cos. Ltd. (Canada)	16,000	789,504
Magnit PJSC (Russia), GDR	40,036	705,719
PriceSmart, Inc.	23,400	2,131,506
Seven & i Holdings Co. Ltd. (Japan)	89,600	3,177,416
Sheng Siong Group Ltd. (Singapore)	181,800	213,835
Shoprite Holdings Ltd. (South Africa)	45,211	432,000
SPAR Group Ltd. (The) (South Africa)	4,256	55,084
Sprouts Farmers Market, Inc.*(a)	249,100	5,006,910
Sugi Holdings Co. Ltd. (Japan)	4,200	280,923
Sundrug Co. Ltd. (Japan)	9,000	359,288
Tesco PLC (United Kingdom)	1,134,556	3,595,981
Valor Holdings Co. Ltd. (Japan)	7,500	192,060
Walmart, Inc.	540,900	77,970,735
Wm Morrison Supermarkets PLC (United Kingdom)	854,681	2,077,679

		202,278,101

Food Products — 1.1%
a2 Milk Co. Ltd. (The) (New Zealand)*	17,066	148,742
Archer-Daniels-Midland Co.	609,400	30,719,854
Austevoll Seafood ASA (Norway)	121,460	1,246,397
Charoen Pokphand Foods PCL (Thailand)	676,600	605,857
China Feihe Ltd. (China), 144A	25,000	58,885
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	14	1,407,525
Conagra Brands, Inc.	168,300	6,102,558
Dali Foods Group Co. Ltd. (China), 144A	55,000	31,532
Darling Ingredients, Inc.*	151,400	8,732,752
Ebro Foods SA (Spain)	8,005	185,445
Flowers Foods, Inc.	101,300	2,292,419
General Mills, Inc.	548,400	32,245,920
Gruma SAB de CV (Mexico) (Class B Stock)	4,685	55,838
Hain Celestial Group, Inc. (The)*	11,600	465,740
Indofood Sukses Makmur Tbk PT (Indonesia)	1,763,500	860,471
Ingredion, Inc.	4,600	361,882
John B. Sanfilippo & Son, Inc.	7,600	599,336
Kraft Heinz Co. (The)	1,107,700	38,392,882
Lancaster Colony Corp.	5,400	992,142
Morinaga & Co. Ltd. (Japan)	3,800	142,812
Morinaga Milk Industry Co. Ltd. (Japan)	4,200	207,146

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Muyuan Foods Co. Ltd. (China) (Class A Stock)	24,330	$288,468
Nestle SA (Switzerland)	223,181	26,313,943
NH Foods Ltd. (Japan)	10,400	458,163
Nisshin Oillio Group Ltd. (The) (Japan)	26,800	788,768
Orkla ASA (Norway)	88,365	897,833
Pilgrim’s Pride Corp.*	250,400	4,910,344
Premier Foods PLC (United Kingdom)*	656,977	900,235
Prima Meat Packers Ltd. (Japan)	7,400	234,785
Salmar ASA (Norway)	6,376	375,211
Standard Foods Corp. (Taiwan)	13,000	28,349
Tate & Lyle PLC (United Kingdom)	415,148	3,827,402
Thai Union Group PCL (Thailand) (Class F Stock)	1,655,900	753,988
Tingyi Cayman Islands Holding Corp. (China)	44,000	75,423
Toyo Suisan Kaisha Ltd. (Japan)	10,900	530,671
Uni-President China Holdings Ltd. (China)	36,000	36,730
Viscofan SA (Spain)	3,807	270,003
Want Want China Holdings Ltd. (China)	108,000	78,323
Wens Foodstuffs Group Co. Ltd. (China) (Class A Stock)	72,960	204,679
WH Group Ltd. (Hong Kong), 144A	15,872,500	13,337,404
Wilmar International Ltd. (China)	4,292,800	15,151,359

		195,318,216

Gas Utilities — 0.4%
Beijing Enterprises Holdings Ltd. (China)	12,500	40,936
Enagas SA (Spain)	29,431	645,631
GAIL India Ltd. (India)	725,215	1,228,802
Italgas SpA (Italy)	133,631	850,597
National Fuel Gas Co.	173,900	7,152,507
Naturgy Energy Group SA (Spain)	365,289	8,469,545
ONE Gas, Inc.	51,800	3,976,686
Osaka Gas Co. Ltd. (Japan)	30,500	625,682
Rubis SCA (France)	10,990	512,197
Snam SpA (Italy)	2,227,692	12,574,157
Southwest Gas Holdings, Inc.	36,200	2,199,150
Spire, Inc.	12,500	800,500
UGI Corp.	658,550	23,022,908

		62,099,298

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	676,800	74,102,832
Align Technology, Inc.*	52,000	27,787,760
AngioDynamics, Inc.*	69,900	1,071,567
Ansell Ltd. (Australia)	232,470	6,254,047
Arjo AB (Sweden) (Class B Stock)	30,080	230,694
Asahi Intecc Co. Ltd. (Japan)	12,800	467,066
Becton, Dickinson & Co.	57,300	14,337,606
BioMerieux (France)	4,978	702,974
Boston Scientific Corp.*	939,500	33,775,025
Cantel Medical Corp.(a)	27,500	2,168,650
Coloplast A/S (Denmark) (Class B Stock)	5,480	833,122
Danaher Corp.	272,300	60,488,722
DiaSorin SpA (Italy)	2,995	623,364

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	109,652	$2,598,882
Getinge AB (Sweden) (Class B Stock)	318,612	7,457,821
GN Store Nord A/S (Denmark)	14,661	1,175,557
Hartalega Holdings Bhd (Malaysia)	700,200	2,121,514
Hill-Rom Holdings, Inc.	42,900	4,202,913
Hoya Corp. (Japan)	61,300	8,488,582
ICU Medical, Inc.*	27,400	5,877,026
IDEXX Laboratories, Inc.*	58,200	29,092,434
Inmode Ltd.*	6,600	313,368
Intco Medical Technology Co. Ltd. (China) (Class A Stock)	1,550	39,878
Integra LifeSciences Holdings Corp.*	14,100	915,372
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (China) (Class A Stock)	52,146	225,798
Koninklijke Philips NV (Netherlands)*	115,447	6,273,559
Kossan Rubber Industries (Malaysia)	1,782,600	2,002,954
Masimo Corp.*	3,600	966,168
Meridian Bioscience, Inc.*	143,000	2,672,670
Merit Medical Systems, Inc.*	22,700	1,260,077
Natus Medical, Inc.*	46,800	937,872
Neogen Corp.*	42,200	3,346,460
Olympus Corp. (Japan)	50,600	1,107,678
OraSure Technologies, Inc.*	94,700	1,002,399
Quidel Corp.*	61,000	10,958,650
ResMed, Inc.	45,600	9,692,736
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	5,400	353,798
Sonova Holding AG (Switzerland)*	6,615	1,723,353
Sri Trang Gloves Thailand PCL (Thailand)	14,300	36,275
STERIS PLC	24,500	4,643,730
Supermax Corp. Bhd (Malaysia)*	1,190,377	1,793,352
Sysmex Corp. (Japan)	7,700	928,525
Top Glove Corp. Bhd (Malaysia)	4,147,800	6,328,006
West Pharmaceutical Services, Inc.	113,600	32,184,016

		373,564,852

Health Care Providers & Services — 1.3%
Alfresa Holdings Corp. (Japan)	23,500	430,104
Amedisys, Inc.*	34,100	10,002,553
Anthem, Inc.	30,400	9,761,136
Australian Pharmaceutical Industries Ltd. (Australia)	432,758	411,767
Chemed Corp.	12,900	6,870,669
China National Accord Medicines Corp. Ltd. (China) (Class A Stock)	32,000	224,812
Cigna Corp.	241,962	50,371,649
Covetrus, Inc.*	8,300	238,542
Ensign Group, Inc. (The)	45,500	3,317,860
Fresenius Medical Care AG & Co. KGaA (Germany)	165,206	13,997,288
Fresenius SE & Co. KGaA (Germany)	313,711	14,765,230
Laboratory Corp. of America Holdings*	16,100	3,277,155
LHC Group, Inc.*	18,800	4,010,416
Magellan Health, Inc.*	10,100	836,684
McKesson Corp.	28,800	5,008,896

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Medipal Holdings Corp. (Japan)	274,200	$5,146,645
Molina Healthcare, Inc.*	54,500	11,591,060
National HealthCare Corp.	8,500	564,485
NMC Health PLC (United Arab Emirates)*^	21,382	3
Providence Service Corp. (The)*	21,500	2,980,545
Quest Diagnostics, Inc.	27,000	3,217,590
Select Medical Holdings Corp.*	85,700	2,370,462
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	20,500	36,250
Ship Healthcare Holdings, Inc. (Japan)	2,500	139,274
Sonic Healthcare Ltd. (Australia)	54,186	1,343,027
Summerset Group Holdings Ltd. (New Zealand)	190,249	1,716,785
Suzuken Co. Ltd. (Japan)	70,700	2,556,325
Tivity Health, Inc.*(a)	65,200	1,277,268
Toho Holdings Co. Ltd. (Japan)	92,900	1,633,755
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*(a)	38,523	822,466
UnitedHealth Group, Inc.	170,600	59,826,008
Universal Health Services, Inc. (Class B Stock)	22,400	3,080,000

		221,826,709

Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	24,600	660,264
HMS Holdings Corp.*	77,700	2,855,475
Inovalon Holdings, Inc. (Class A Stock)*	54,200	984,814
NextGen Healthcare, Inc.*	81,300	1,482,912
Omnicell, Inc.*	33,800	4,056,676

		10,040,141

Hotels, Restaurants & Leisure — 0.9%
888 Holdings PLC (United Kingdom)	187,770	736,249
Bally’s Corp.	3,400	170,782
Betsson AB (Sweden)*	276,376	2,484,041
Biglari Holdings, Inc. (Class B Stock)*	2,900	322,480
Bloomin’ Brands, Inc.(a)	222,000	4,311,240
Boyd Gaming Corp.*	55,300	2,373,476
Churchill Downs, Inc.	3,000	584,370
Chuy’s Holdings, Inc.*	19,800	524,502
Darden Restaurants, Inc.	151,800	18,082,416
Del Taco Restaurants, Inc.*	145,200	1,315,512
Dine Brands Global, Inc.	21,800	1,264,400
Domino’s Pizza Enterprises Ltd. (Australia)	6,849	459,215
Domino’s Pizza, Inc.	6,500	2,492,490
Evolution Gaming Group AB (Sweden), 144A	192,275	19,608,822
Flutter Entertainment PLC (Ireland)*	17,662	3,603,705
Gamesys Group PLC (United Kingdom)	12,595	196,389
Greggs PLC (United Kingdom)*	27,629	677,180
Haidilao International Holding Ltd. (China), 144A	89,000	687,826
Jack in the Box, Inc.(a)	16,500	1,531,200
Kambi Group PLC (Malta)*	7,558	357,501
Kindred Group PLC (Malta), SDR*	618,057	6,085,364

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (cont’d.)
La Francaise des Jeux SAEM (France), 144A	20,990	$966,461
McDonald’s Corp.	234,000	50,211,720
McDonald’s Holdings Co. Japan Ltd. (Japan)	22,300	1,081,479
Monarch Casino & Resort, Inc.*	10,700	655,054
Papa John’s International, Inc.	62,200	5,277,670
Red Rock Resorts, Inc. (Class A Stock)	8,100	202,824
Texas Roadhouse, Inc.	98,700	7,714,392
Tokyotokeiba Co. Ltd. (Japan)	4,200	191,019
TUI AG (Germany)(a)	50,210	316,014
Wendy’s Co. (The)	195,200	4,278,784
Wingstop, Inc.	46,800	6,203,340
Wyndham Destinations, Inc.	25,600	1,148,416
Wyndham Hotels & Resorts, Inc.	71,200	4,232,128
Yum China Holdings, Inc. (China)	20,000	1,141,800

		151,490,261

Household Durables — 0.6%
Barratt Developments PLC (United Kingdom)*	118,720	1,093,407
Berkeley Group Holdings PLC (United Kingdom)	190,079	12,305,815
Breville Group Ltd. (Australia)	20,859	413,427
Cavco Industries, Inc.*	9,000	1,579,050
Coway Co. Ltd. (South Korea)*	46,780	3,130,337
D.R. Horton, Inc.	24,700	1,702,324
De’ Longhi SpA (Italy)	17,172	542,294
Electrolux AB (Sweden) (Class B Stock)	78,692	1,831,260
Fujitsu General Ltd. (Japan)	7,000	189,747
Green Brick Partners, Inc.*	16,300	374,248
Husqvarna AB (Sweden) (Class B Stock)	632,337	8,213,527
Iida Group Holdings Co. Ltd. (Japan)	75,400	1,524,014
LG Electronics, Inc. (South Korea)	31,248	3,898,740
M/I Homes, Inc.*	43,400	1,922,186
Man Wah Holdings Ltd. (Hong Kong)	4,009,200	8,740,471
MDC Holdings, Inc.	5,100	247,860
Meritage Homes Corp.*	51,500	4,265,230
Nien Made Enterprise Co. Ltd. (Taiwan)	164,000	1,902,448
Persimmon PLC (United Kingdom)	189,621	7,192,387
Redrow PLC (United Kingdom)*	403,263	3,168,918
Rinnai Corp. (Japan)	4,200	488,189
SEB SA (France)	3,310	603,188
Sekisui House Ltd. (Japan)	70,800	1,440,965
Sharp Corp. (Japan)	81,600	1,238,368
Sony Corp. (Japan)	205,800	20,700,851
Sumitomo Forestry Co. Ltd. (Japan)	17,400	363,366
Tamron Co. Ltd. (Japan)	26,100	462,545
Taylor Wimpey PLC (United Kingdom)*	391,260	891,209
Tempur Sealy International, Inc.*	278,000	7,506,000
TopBuild Corp.*	3,400	625,872
TRI Pointe Group, Inc.*	40,900	705,525
Tupperware Brands Corp.*	82,900	2,685,131
Vistry Group PLC (United Kingdom)*	571,470	7,376,508

		109,325,407

COMMON STOCKS (continued)	Shares	Value
Household Products — 0.7%
Earth Corp. (Japan)	6,100	$344,250
Essity AB (Sweden) (Class B Stock)	72,502	2,334,369
Henkel AG & Co. KGaA (Germany)	11,651	1,123,905
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	191,100	326,223
Procter & Gamble Co. (The)	787,800	109,614,492
Reckitt Benckiser Group PLC (United Kingdom)	81,151	7,279,165
Reynolds Consumer Products, Inc.(a)	41,000	1,231,640
Unicharm Corp. (Japan)	48,600	2,304,652

		124,558,696

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The)	1,530,800	35,973,800
China Resources Power Holdings Co. Ltd. (China)	396,000	427,435
Drax Group PLC (United Kingdom)	843,582	4,327,871
Electric Power Development Co. Ltd. (Japan)	415,900	5,738,481
NTPC Ltd. (India)	218,529	298,156
Vistra Corp.	1,191,400	23,422,924

		70,188,667

Industrial Conglomerates — 0.4%
3M Co.	202,900	35,464,891
CITIC Ltd. (China)	705,000	499,995
CJ Corp. (South Korea)	7,047	598,417
CK Hutchison Holdings Ltd. (United Kingdom)	148,000	1,032,337
DCC PLC (United Kingdom)	28,458	2,015,928
Hanwha Corp. (South Korea)	26,213	683,799
Honeywell International, Inc.	98,300	20,908,410
Investment AB Latour (Sweden) (Class B Stock)	17,082	415,544
Jardine Matheson Holdings Ltd. (Hong Kong)	22,500	1,259,285
KOC Holding A/S (Turkey)	41,784	119,017
LG Corp. (South Korea)	2,070	166,515
Lifco AB (Sweden) (Class B Stock)	4,761	459,669
Rheinmetall AG (Germany)	4,716	502,324
Shun Tak Holdings Ltd. (Hong Kong)	9,296,000	2,845,501
Sime Darby Bhd (Malaysia)	60,800	35,036

		67,006,668

Insurance — 1.5%
Aflac, Inc.	292,300	12,998,581
Ageas SA/NV (Belgium)	206,131	10,995,822
AIA Group Ltd. (Hong Kong)	117,600	1,448,153
Alleghany Corp.	13,800	8,330,922
Allstate Corp. (The)	378,200	41,575,526
American Financial Group, Inc.	211,700	18,549,154
Argo Group International Holdings Ltd.	22,100	965,770
ASR Nederland NV (Netherlands)	205,495	8,349,757
Assicurazioni Generali SpA (Italy)	254,072	4,436,231
Aviva PLC (United Kingdom)	1,261,189	5,631,481
AXA SA (France)	42,508	1,025,084
BB Seguridade Participacoes SA (Brazil)	118,500	678,343

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)*	5,428	$176,584
China Development Financial Holding Corp. (Taiwan)	292,000	96,654
China Life Insurance Co. Ltd. (China) (Class H Stock)	405,000	893,767
CNP Assurances (France)*	20,349	331,063
DB Insurance Co. Ltd. (South Korea)	22,119	891,170
Direct Line Insurance Group PLC (United Kingdom)	174,110	760,950
Employers Holdings, Inc.	22,400	721,056
Fairfax Financial Holdings Ltd. (Canada)	5,600	1,908,681
First American Financial Corp.	38,100	1,967,103
Fubon Financial Holding Co. Ltd. (Taiwan)	176,000	292,868
Gjensidige Forsikring ASA (Norway)	41,550	934,342
Great-West Lifeco, Inc. (Canada)	43,200	1,030,026
Hanover Insurance Group, Inc. (The)	72,100	8,429,932
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	46,542	976,369
iA Financial Corp., Inc. (Canada)	23,900	1,036,061
Intact Financial Corp. (Canada)	7,800	923,573
Japan Post Holdings Co. Ltd. (Japan)	282,100	2,198,094
Japan Post Insurance Co. Ltd. (Japan)	471,800	9,680,636
Just Group PLC (United Kingdom)*	514,639	492,407
Legal & General Group PLC (United Kingdom)	691,197	2,540,285
Manulife Financial Corp. (Canada)	137,700	2,450,236
Mercury General Corp.	32,800	1,712,488
MetLife, Inc.	502,000	23,568,900
New China Life Insurance Co. Ltd. (China) (Class H Stock)	258,400	1,012,020
NN Group NV (Netherlands)	373,070	16,265,953
Old Mutual Ltd. (South Africa)	100,684	81,659
Old Republic International Corp.	1,131,200	22,295,952
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	189,000	60,183
Phoenix Group Holdings PLC (United Kingdom)	55,042	530,834
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	61,500	755,418
Poste Italiane SpA (Italy), 144A	423,816	4,321,010
Power Corp. of Canada (Canada)	103,100	2,367,517
RenaissanceRe Holdings Ltd. (Bermuda)	5,100	845,682
Sampo OYJ (Finland) (Class A Stock)	30,769	1,302,231
SCOR SE (France)*	18,486	598,167
Selective Insurance Group, Inc.	13,300	890,834
Sompo Holdings, Inc. (Japan)	9,500	384,215
Stewart Information Services Corp.	42,700	2,064,972
Sul America SA (Brazil), UTS	6,300	53,677
Sun Life Financial, Inc. (Canada)	20,900	929,327
Swiss Life Holding AG (Switzerland)	5,698	2,666,073
T&D Holdings, Inc. (Japan)	1,173,700	13,874,952
Third Point Reinsurance Ltd. (Bermuda)*	71,100	676,872
Tryg A/S (Denmark)	17,042	534,243
Unipol Gruppo SpA (Italy)*	610,065	2,923,140

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Universal Insurance Holdings, Inc.	45,500	$687,505
Zurich Insurance Group AG (Switzerland)	13,775	5,840,173

		260,960,678

Interactive Media & Services — 2.4%
Alphabet, Inc. (Class A Stock)*	69,700	122,159,008
Alphabet, Inc. (Class C Stock)*	61,893	108,429,109
Auto Trader Group PLC (United Kingdom), 144A	112,793	921,153
Baidu, Inc. (China), ADR*	12,800	2,767,872
Cars.com, Inc.*(a)	245,300	2,771,890
Facebook, Inc. (Class A Stock)*	645,100	176,215,516
Kakao Corp. (South Korea)	3,186	1,143,941
Mixi, Inc. (Japan)	7,600	188,912
QuinStreet, Inc.*	80,500	1,725,920
REA Group Ltd. (Australia)	2,020	233,233
Rightmove PLC (United Kingdom)*	99,335	886,071
Tencent Holdings Ltd. (China)	140,400	10,198,602

		427,641,227

Internet & Direct Marketing Retail — 2.4%
Alibaba Group Holding Ltd. (China), ADR*	48,955	11,393,297
Amazon.com, Inc.*	96,600	314,619,438
AO World PLC (United Kingdom)*	45,045	253,469
ASOS PLC (United Kingdom)*	18,444	1,207,677
BHG Group AB (Sweden)*	12,010	262,383
boohoo Group PLC (United Kingdom)*	627,470	2,959,728
eBay, Inc.	773,800	38,883,450
HelloFresh SE (Germany)*(a)	124,679	9,649,495
Hong Kong Television Network Ltd. (Hong Kong)*	145,000	214,890
JD.com, Inc. (China), ADR*	32,500	2,856,750
Kogan.com Ltd. (Australia)	118,073	1,741,582
Meituan (China) (Class B Stock)*	68,000	2,593,608
Naspers Ltd. (South Africa) (Class N Stock)	4,640	958,287
Ocado Group PLC (United Kingdom)*	27,562	864,374
Overstock.com, Inc.*(a)	57,100	2,739,087
Shop Apotheke Europe NV (Netherlands), 144A*	1,253	225,230
Stamps.com, Inc.*	105,700	20,737,283
Temple & Webster Group Ltd. (Australia)*	55,287	475,882
Vipshop Holdings Ltd. (China), ADR*	9,800	275,478
Zalando SE (Germany), 144A*	17,418	1,964,336
zooplus AG (Germany)*	900	187,313
ZOZO, Inc. (Japan)	14,000	345,567

		415,408,604

IT Services — 2.4%
Accenture PLC (Class A Stock)	271,900	71,022,999
Afterpay Ltd. (Australia)*	70,739	6,503,707
Amdocs Ltd.	260,800	18,498,544
Atos SE (France)*	11,900	1,079,930
Automatic Data Processing, Inc.	157,700	27,786,740
Bechtle AG (Germany)	17,180	3,759,973

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
CACI International, Inc. (Class A Stock)*	73,000	$18,201,090
Capgemini SE (France)	19,243	2,996,540
Cognizant Technology Solutions Corp. (Class A Stock)	623,500	51,095,825
Computacenter PLC (United Kingdom)	52,636	1,765,118
Concentrix Corp.*	40,600	4,007,220
Data#3 Ltd. (Australia)	125,808	547,335
DXC Technology Co.	106,400	2,739,800
EPAM Systems, Inc.*	67,500	24,188,625
Fujitsu Ltd. (Japan)	138,200	19,997,846
Future Corp. (Japan)	59,200	1,015,087
Global Payments, Inc.	37,600	8,099,792
GMO Payment Gateway, Inc. (Japan)	1,500	201,190
Hackett Group, Inc. (The)	43,600	627,404
HCL Technologies Ltd. (India)	905,603	11,770,801
Infomart Corp. (Japan)	24,000	228,965
Information Services International-Dentsu Ltd. (Japan)	6,800	205,917
Infosys Ltd. (India)	232,516	4,001,812
International Business Machines Corp.	429,200	54,027,696
International Money Express, Inc.*	29,800	462,496
Itochu Techno-Solutions Corp. (Japan)	28,700	1,024,562
KBR, Inc.	488,500	15,109,305
Larsen & Toubro Infotech Ltd. (India), 144A	16,481	827,220
NEC Corp. (Japan)	16,500	885,652
NEC Networks & System Integration Corp. (Japan)	11,500	198,936
NET One Systems Co. Ltd. (Japan)	35,800	1,262,171
Nihon Unisys Ltd. (Japan)	9,800	384,092
Nomura Research Institute Ltd. (Japan)	208,800	7,472,077
NSD Co. Ltd. (Japan)	56,700	1,223,421
Obic Co. Ltd. (Japan)	17,200	3,457,127
Otsuka Corp. (Japan)	17,200	907,362
Paychex, Inc.	47,800	4,454,004
Perspecta, Inc.	508,700	12,249,496
Reply SpA (Italy)	7,047	829,897
Science Applications International Corp.	11,200	1,059,968
Solutions 30 SE (France)*(a)	98,914	1,278,004
Sopra Steria Group (France)*	2,823	457,891
Sykes Enterprises, Inc.*	5,100	192,117
Tata Consultancy Services Ltd. (India)	76,776	3,013,501
Tech Mahindra Ltd. (India)	188,127	2,513,500
TietoEVRY OYJ (Finland)	9,701	319,897
TIS, Inc. (Japan)	25,200	515,629
Transcosmos, Inc. (Japan)	13,900	351,158
TTEC Holdings, Inc.	15,300	1,115,829
Unisys Corp.*	50,400	991,872
Visa, Inc. (Class A Stock)(a)	104,400	22,835,412
Wipro Ltd. (India)	1,950,012	10,327,770

		430,090,322

Leisure Products — 0.3%
American Outdoor Brands, Inc.*	118,700	2,021,461
Brunswick Corp.(a)	216,500	16,505,960
Games Workshop Group PLC (United Kingdom)	37,146	5,700,996

COMMON STOCKS (continued)	Shares	Value
Leisure Products (cont’d.)
Giant Manufacturing Co. Ltd. (Taiwan)	6,000	$58,784
Malibu Boats, Inc. (Class A Stock)*	32,700	2,041,788
MasterCraft Boat Holdings, Inc.*	7,500	186,300
Mattel, Inc.*	38,500	671,825
Nautilus, Inc.*(a)	52,900	959,606
Polaris, Inc.	112,000	10,671,360
Shimano, Inc. (Japan)	18,100	4,228,743
Smith & Wesson Brands, Inc.(a)	756,900	13,434,975
Thule Group AB (Sweden), 144A*	19,901	745,012

		57,226,810

Life Sciences Tools & Services — 0.7%
Bio-Techne Corp.	42,200	13,400,610
Charles River Laboratories International, Inc.*	43,900	10,968,854
Medpace Holdings, Inc.*	76,600	10,662,720
PerkinElmer, Inc.	48,500	6,959,750
PRA Health Sciences, Inc.*	20,500	2,571,520
Sartorius Stedim Biotech (France)	27,582	9,859,731
Tecan Group AG (Switzerland)	1,421	697,745
Thermo Fisher Scientific, Inc.	149,700	69,727,266

		124,848,196

Machinery — 1.7%
AGCO Corp.	246,600	25,421,994
Airtac International Group (China)	3,000	96,740
Allison Transmission Holdings, Inc.	237,300	10,234,749
Altra Industrial Motion Corp.	75,900	4,207,137
Amada Co. Ltd. (Japan)	36,900	405,466
ANDRITZ AG (Austria)	8,808	402,798
Astec Industries, Inc.	15,600	902,928
Atlas Copco AB (Sweden) (Class A Stock)	18,123	924,148
Atlas Copco AB (Sweden) (Class B Stock)	66,833	2,985,093
Bucher Industries AG (Switzerland)	826	382,839
Cargotec OYJ (Finland) (Class B Stock)	5,226	216,990
CIRCOR International, Inc.*	8,400	322,896
Crane Co.	194,200	15,081,572
Cummins, Inc.	176,800	40,151,280
Deere & Co.	182,500	49,101,625
Donaldson Co., Inc.	129,200	7,219,696
EnPro Industries, Inc.	20,200	1,525,504
Epiroc AB (Sweden) (Class A Stock)	211,045	3,818,158
Epiroc AB (Sweden) (Class B Stock)	78,148	1,314,868
Franklin Electric Co., Inc.	30,400	2,103,984
Fuji Corp. (Japan)	9,000	237,467
Gates Industrial Corp. PLC*	38,300	488,708
GEA Group AG (Germany)	19,566	702,475
Graco, Inc.	17,700	1,280,595
Haitian International Holdings Ltd. (China)	15,000	52,006
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)	222	57,989
IDEX Corp.	15,500	3,087,600
IMI PLC (United Kingdom)	26,764	426,435
Interpump Group SpA (Italy)	8,564	422,890
ITT, Inc.	107,100	8,248,842

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Jiangsu Hengli Hydraulic Co. Ltd. (China) (Class A Stock)	22,420	$390,261
Knorr-Bremse AG (Germany)	8,782	1,200,613
Kone OYJ (Finland) (Class B Stock)	199,171	16,177,588
Konecranes OYJ (Finland)	31,814	1,123,145
Kubota Corp. (Japan)	121,800	2,660,307
Kurita Water Industries Ltd. (Japan)	12,100	463,203
Lincoln Electric Holdings, Inc.	32,400	3,766,500
Makita Corp. (Japan)	27,200	1,362,764
McPhy Energy SA (France)*	14,222	594,290
Mueller Industries, Inc.	5,300	186,083
Obara Group, Inc. (Japan)	19,500	743,419
Oshkosh Corp.	98,900	8,512,323
Pentair PLC	335,200	17,795,768
Rexnord Corp.	35,200	1,390,048
Rotork PLC (United Kingdom)	252,088	1,099,937
Sandvik AB (Sweden)*	134,737	3,311,792
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	88,340	476,215
Schindler Holding AG (Switzerland)	3,531	963,376
SFS Group AG (Switzerland)	1,805	217,566
Shenzhen Inovance Technology Co. Ltd. (China) (Class A Stock)	2,600	37,443
Shyft Group, Inc. (The)	65,300	1,853,214
Sinotruk Hong Kong Ltd. (China)	247,500	635,717
SKF AB (Sweden) (Class B Stock)	43,074	1,119,383
SMC Corp. (Japan)	6,600	4,031,750
Spirax-Sarco Engineering PLC (United Kingdom)	7,384	1,144,802
SPX Corp.*	26,900	1,467,126
Standex International Corp.	16,500	1,279,080
Takeuchi Manufacturing Co. Ltd. (Japan)	11,400	268,805
Techtronic Industries Co. Ltd. (Hong Kong)	738,000	10,567,834
Timken Co. (The)	141,000	10,907,760
Toro Co. (The)	32,000	3,034,880
TriMas Corp.*	24,300	769,581
Valmet OYJ (Finland)	119,513	3,420,202
Volvo AB (Sweden) (Class B Stock)*	282,288	6,652,450
Weichai Power Co. Ltd. (China) (Class H Stock)	42,000	84,659
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class H Stock)	873,400	1,054,537
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class A Stock)	242,278	369,509

		292,959,402

Marine — 0.2%
AP Moller—Maersk A/S (Denmark) (Class A Stock)	1,489	3,094,477
AP Moller—Maersk A/S (Denmark) (Class B Stock)	8,202	18,375,820
COSCO SHIPPING Holdings Co. Ltd. (China) (Class H Stock)*	340,500	409,730
Costamare, Inc. (Monaco)(a)	140,100	1,160,028
D/S Norden A/S (Denmark)	191,505	3,448,947

COMMON STOCKS (continued)	Shares	Value
Marine (cont’d.)
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)*	52,000	$75,881
Kuehne + Nagel International AG (Switzerland)	16,276	3,740,856
Matson, Inc.	51,500	2,933,955
MISC Bhd (Malaysia)	240,600	410,921
Mitsui OSK Lines Ltd. (Japan)	12,600	384,805
Nippon Yusen KK (Japan)	19,800	461,776
SITC International Holdings Co. Ltd. (China)	1,105,000	2,394,105

		36,891,301

Media — 0.3%
China South Publishing & Media Group Co. Ltd. (China) (Class A Stock)	149,300	218,573
Comcast Corp. (Class A Stock)	616,500	32,304,600
CyberAgent, Inc. (Japan)	15,900	1,097,840
Cyfrowy Polsat SA (Poland)	87,336	708,702
Entercom Communications Corp. (Class A Stock)	38,700	95,589
Focus Media Information Technology Co. Ltd. (China) (Class A Stock)	173,500	263,158
Future PLC (United Kingdom)	35,796	849,932
Gray Television, Inc.*	146,500	2,620,885
Interpublic Group of Cos., Inc. (The)	87,200	2,050,944
ITV PLC (United Kingdom)*	418,951	617,382
John Wiley & Sons, Inc. (Class A Stock)	12,700	579,882
Megacable Holdings SAB de CV (Mexico), UTS	13,000	47,141
News Corp. (Class A Stock)	95,900	1,723,323
News Corp. (Class B Stock)	23,700	421,149
Omnicom Group, Inc.	8,700	542,619
ProSiebenSat.1 Media SE (Germany)*	23,958	401,126
Publicis Groupe SA (France)	83,758	4,190,000
Schibsted ASA (Norway) (Class B Stock)*	11,630	434,145
SES SA (Luxembourg)	44,580	421,005
Sirius XM Holdings, Inc.(a)	877,300	5,588,401
Stroeer SE & Co. KGaA (Germany)	3,213	318,699
TEGNA, Inc.	105,700	1,474,515
Telenet Group Holding NV (Belgium)	30,588	1,316,620
ValueCommerce Co. Ltd. (Japan)	6,000	185,969
WPP PLC (United Kingdom)	135,633	1,479,520

		59,951,719

Metals & Mining — 1.6%
African Rainbow Minerals Ltd. (South Africa)	2,292	40,962
Alrosa PJSC (Russia)	970,960	1,292,917
Anglo American Platinum Ltd. (South Africa)	13,388	1,317,884
Anglo American PLC (South Africa)	551,931	18,382,641
Aurubis AG (Germany)	14,391	1,120,723
BHP Group Ltd. (Australia)	385,253	12,589,943
BHP Group PLC (Australia)	785,107	20,693,614
BlueScope Steel Ltd. (Australia)	105,303	1,416,682
Boliden AB (Sweden)	31,392	1,116,638
China Hongqiao Group Ltd. (China)	177,000	162,848

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Cia Siderurgica Nacional SA (Brazil)	16,000	$96,230
Coronado Global Resources, Inc. (Australia), CDI, 144A	2,791,731	2,457,836
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	1,429,855	2,878,057
Evolution Mining Ltd. (Australia)	194,367	742,571
Evraz PLC (Russia)	734,765	4,732,171
Ferrexpo PLC (Ukraine)	491,131	1,897,608
Fortescue Metals Group Ltd. (Australia)	1,790,520	32,471,096
Freeport-McMoRan, Inc.	545,300	14,188,706
Glencore PLC (Australia)*	165,855	529,279
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	306,900	1,301,505
Hecla Mining Co.	542,800	3,517,344
Hindalco Industries Ltd. (India)	12,162	40,147
Hunan Valin Steel Co. Ltd. (China) (Class A Stock)	330,000	242,831
IGO Ltd. (Australia)	57,256	282,274
Impala Platinum Holdings Ltd. (South Africa)	110,915	1,535,597
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	28,000	44,137
KGHM Polska Miedz SA (Poland)*	2,851	140,043
Kumba Iron Ore Ltd. (South Africa)	65,974	2,807,884
Mineral Resources Ltd. (Australia)	92,707	2,689,605
MMC Norilsk Nickel PJSC (Russia)	26,075	8,374,193
Newcrest Mining Ltd. (Australia)	37,361	739,730
Newmont Corp.	700,700	41,964,923
Northam Platinum Ltd. (South Africa)*	7,624	109,480
Novolipetskiy Metallurgicheskiy Kombinat PAO (Russia)	652,430	1,845,035
Olympic Steel, Inc.	7,700	102,641
Polyus PJSC (Russia)	17,243	3,572,271
Ramelius Resources Ltd. (Australia)	1,387,701	1,795,734
Reliance Steel & Aluminum Co.	64,938	7,776,326
Rio Tinto Ltd. (Australia)	80,561	7,104,994
Rio Tinto PLC (Australia)	364,719	27,357,621
Royal Gold, Inc.	5,700	606,252
Sandfire Resources Ltd. (Australia)	117,210	485,032
Severstal PJSC (Russia)	345,720	6,157,213
Sibanye Stillwater Ltd. (South Africa)	48,866	200,497
Silver Lake Resources Ltd. (Australia)*	144,414	198,593
South32 Ltd. (Australia)	541,820	1,034,644
Southern Copper Corp. (Peru)	1,400	91,168
SSAB AB (Sweden) (Class B Stock)*	68,815	219,721
Steel Dynamics, Inc.	597,700	22,037,199
SunCoke Energy, Inc.	38,100	165,735
Tokyo Steel Manufacturing Co. Ltd. (Japan)	52,500	340,974
Vale SA (Brazil)	230,545	3,845,616
Worthington Industries, Inc.	112,100	5,755,214
Yamato Kogyo Co. Ltd. (Japan)	38,700	1,038,185

		273,648,764

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Annaly Capital Management, Inc.	3,432,000	29,000,400
Ares Commercial Real Estate Corp.	39,000	464,490
Chimera Investment Corp.	296,800	3,042,200
Colony Credit Real Estate, Inc.	138,300	1,037,250

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ellington Financial, Inc.	35,900	$532,756
Exantas Capital Corp.	41,000	163,590
Ready Capital Corp.	123,600	1,538,820
Starwood Property Trust, Inc.	920,800	17,771,440
TPG RE Finance Trust, Inc.	241,700	2,566,854
Western Asset Mortgage Capital Corp.	61,700	201,142

		56,318,942

Multiline Retail — 0.6%
B&M European Value Retail SA (United Kingdom)	104,016	737,145
Big Lots, Inc.(a)	42,400	1,820,232
Dollar Tree, Inc.*	237,300	25,637,892
Europris ASA (Norway), 144A	34,327	205,114
Harvey Norman Holdings Ltd. (Australia)	405,252	1,472,032
Izumi Co. Ltd. (Japan)	5,400	195,399
Marks & Spencer Group PLC (United Kingdom)*	196,439	366,052
Next PLC (United Kingdom)*	26,177	2,544,359
Ollie’s Bargain Outlet Holdings, Inc.*(a)	61,500	5,028,855
Seria Co. Ltd. (Japan)	53,100	1,950,905
Target Corp.	297,600	52,535,328
Wesfarmers Ltd. (Australia)	199,546	7,773,549

		100,266,862

Multi-Utilities — 0.5%
A2A SpA (Italy)	1,593,129	2,548,574
ACEA SpA (Italy)	8,899	186,245
AGL Energy Ltd. (Australia)	72,778	671,187
Black Hills Corp.	9,000	553,050
Iren SpA (Italy)	82,600	215,386
MDU Resources Group, Inc.	713,193	18,785,504
Public Service Enterprise Group, Inc.	497,700	29,015,910
Sempra Energy	315,700	40,223,337

		92,199,193

Oil, Gas & Consumable Fuels — 1.0%
Adaro Energy Tbk PT (Indonesia)	6,978,100	712,405
Beach Energy Ltd. (Australia)	169,895	237,502
Brigham Minerals, Inc. (Class A Stock)	20,700	227,493
BW LPG Ltd. (Singapore), 144A	1,332,003	9,260,846
Chevron Corp.	353,600	29,861,520
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	589,500	1,113,149
Cimarex Energy Co.	579,800	21,748,298
CNOOC Ltd. (China)	406,000	375,108
Cosan SA (Brazil)	60,600	881,193
DHT Holdings, Inc.(a)	85,100	445,073
Diamond S Shipping, Inc.*(a)	83,200	554,112
Diversified Gas & Oil PLC	147,235	227,719
Dorian LPG Ltd.*	15,100	184,069
Ecopetrol SA (Colombia)	1,780,420	1,147,960
ENEOS Holdings, Inc. (Japan)	370,600	1,327,713
EOG Resources, Inc.	105,300	5,251,311
Equinor ASA (Norway)	117,124	1,971,639
Euronav NV (Belgium)	379,869	3,080,872
Exxaro Resources Ltd. (South Africa)	111,674	1,059,495

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Frontera Energy Corp. (Colombia)	20,208	$52,137
Frontline Ltd. (Norway)(a)	395,667	2,529,894
Gaztransport Et Technigaz SA (France)	13,709	1,329,944
Inpex Corp. (Japan)	117,200	632,772
International Seaways, Inc.(a)	53,100	867,123
Iwatani Corp. (Japan)	3,900	240,552
Japan Petroleum Exploration Co. Ltd. (Japan)	18,000	327,540
Kinder Morgan, Inc.	2,576,900	35,226,223
Koninklijke Vopak NV (Netherlands)	8,498	448,395
LUKOIL PJSC (Russia)	2,176	151,843
LUKOIL PJSC (Russia), ADR	6,584	451,971
Lundin Energy AB (Sweden)	78,481	2,126,134
Neste OYJ (Finland)	246,658	17,860,012
OMV AG (Austria)	56,599	2,286,708
Petroleo Brasileiro SA (Brazil)	81,600	454,532
Petronet LNG Ltd. (India)	13,886	47,143
Pioneer Natural Resources Co.(a)	10,900	1,241,401
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	360,170	535,501
PTT Exploration & Production PCL (Thailand)	31,000	101,776
Qatar Gas Transport Co. Ltd. (Qatar)	52,122	45,554
Reliance Industries Ltd. (India)	36,070	983,363
Repsol SA (Spain)	127,011	1,287,115
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	481,641	8,511,361
Santos Ltd. (Australia)	1,022,962	4,961,343
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	182,600	262,146
Surgutneftegas PJSC (Russia)	157,200	76,751
Targa Resources Corp.	156,200	4,120,556
Tatneft PJSC (Russia)	88,428	613,476
TOTAL SE (France)	20,040	864,676
United Tractors Tbk PT (Indonesia)	874,000	1,659,303
VERBIO Vereinigte BioEnergie AG (Germany)	25,890	975,621
Washington H Soul Pattinson & Co. Ltd. (Australia)	12,060	280,467
World Fuel Services Corp.	340,700	10,616,212

		181,837,022

Paper & Forest Products — 0.0%
Boise Cascade Co.	65,600	3,135,680
Hokuetsu Corp. (Japan)	94,300	375,409
Louisiana-Pacific Corp.	87,300	3,244,941
Neenah, Inc.	16,800	929,376
Verso Corp. (Class A Stock)	31,200	375,024

		8,060,430

Personal Products — 0.2%
Best World International Ltd. (Singapore)^	126,000	6,187
Colgate-Palmolive India Ltd. (India)	2,635	56,608
Hengan International Group Co. Ltd. (China)	146,000	1,035,943
Medifast, Inc.	10,200	2,002,668
Nu Skin Enterprises, Inc. (Class A Stock)	125,900	6,877,917

COMMON STOCKS (continued)	Shares	Value
Personal Products (cont’d.)
Unilever PLC (United Kingdom)	515,095	$31,028,217
USANA Health Sciences, Inc.*(a)	17,900	1,380,090

		42,387,630

Pharmaceuticals — 3.0%
Amneal Pharmaceuticals, Inc.*	274,000	1,252,180
Amphastar Pharmaceuticals, Inc.*(a)	55,900	1,124,149
Astellas Pharma, Inc. (Japan)	271,200	4,189,985
AstraZeneca PLC (United Kingdom)	72,433	7,330,834
Aurobindo Pharma Ltd. (India)	61,620	780,124
Bayer AG (Germany)	41,254	2,438,265
Bristol-Myers Squibb Co.	989,200	61,360,076
China Medical System Holdings Ltd. (China)	643,000	720,772
Chugai Pharmaceutical Co. Ltd. (Japan)	95,700	5,113,731
Cipla Ltd. (India)	41,396	466,359
CSPC Pharmaceutical Group Ltd. (China)	201,600	206,902
Dr. Reddy’s Laboratories Ltd. (India)	48,145	3,443,223
Eisai Co. Ltd. (Japan)	30,300	2,165,515
Eli Lilly & Co.	248,000	41,872,320
Endo International PLC*(a)	208,300	1,495,594
Faes Farma SA (Spain)	82,290	352,355
GlaxoSmithKline PLC (United Kingdom)	1,597,072	29,370,908
Hikma Pharmaceuticals PLC (Jordan)	284,514	9,817,943
Ipca Laboratories Ltd. (India)	1,498	45,014
Jazz Pharmaceuticals PLC*	8,500	1,402,925
Johnson & Johnson	491,400	77,336,532
Kaken Pharmaceutical Co. Ltd. (Japan)	3,200	123,641
Kalbe Farma Tbk PT (Indonesia)	486,000	51,307
Kissei Pharmaceutical Co. Ltd. (Japan)	8,500	184,125
Livzon Pharmaceutical Group, Inc. (China) (Class A Stock)	19,200	119,855
Merck & Co., Inc.	867,000	70,920,600
Novartis AG (Switzerland)	434,174	41,070,405
Novo Nordisk A/S (Denmark) (Class B Stock)	218,692	15,184,211
Ono Pharmaceutical Co. Ltd. (Japan)	187,000	5,635,420
Orion OYJ (Finland) (Class B Stock)	160,350	7,361,890
Osmotica Pharmaceuticals PLC*(a)	70,000	288,400
Otsuka Holdings Co. Ltd. (Japan)	294,700	12,616,725
Perrigo Co. PLC	132,600	5,929,872
Pfizer, Inc.	1,184,800	43,612,488
Prestige Consumer Healthcare, Inc.*	188,800	6,583,456
Richter Gedeon Nyrt (Hungary)	69,090	1,732,009
Roche Holding AG (Switzerland)	101,108	35,388,700
Sanofi (France)	254,466	24,616,002
Sawai Pharmaceutical Co. Ltd. (Japan)	4,200	190,483
Shandong Buchang Pharmaceuticals Co. Ltd. (China) (Class A Stock)	24,486	86,888
Shionogi & Co. Ltd. (Japan)	64,600	3,532,423
Supernus Pharmaceuticals, Inc.*(a)	92,700	2,332,332
Taiko Pharmaceutical Co. Ltd. (Japan)	13,000	203,280
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	90,103	869,494
Torii Pharmaceutical Co. Ltd. (Japan)	66,600	2,087,001
Tsumura & Co. (Japan)	7,200	216,315

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
UCB SA (Belgium)	14,253	$1,473,788
United Laboratories International
Holdings Ltd. (The) (Hong Kong)	1,644,000	1,168,264

		535,865,080

Professional Services — 0.4%
Adecco Group AG (Switzerland)	17,161	1,151,539
ALS Ltd. (Australia)	40,369	300,510
ASGN, Inc.*	102,800	8,586,884
Barrett Business Services, Inc.	13,600	927,656
BayCurrent Consulting, Inc. (Japan)	65,600	11,483,798
Benefit One, Inc. (Japan)	9,600	284,164
CoStar Group, Inc.*	18,000	16,637,040
en-japan, Inc. (Japan)	6,500	194,785
Experian PLC (United Kingdom)	169,338	6,433,059
Heidrick & Struggles International, Inc.	15,000	440,700
IR Japan Holdings Ltd. (Japan)	31,500	5,044,548
Kelly Services, Inc. (Class A Stock)	41,400	851,598
Kforce, Inc.	22,600	951,234
ManpowerGroup, Inc.	49,000	4,418,820
Outsourcing, Inc. (Japan)	15,000	201,573
Persol Holdings Co. Ltd. (Japan)	19,200	346,606
Randstad NV (Netherlands)*	50,192	3,291,494
RWS Holdings PLC (United Kingdom)	50,800	372,261
SGS SA (Switzerland)	714	2,160,794
SmartGroup Corp. Ltd. (Australia)	262,543	1,390,641
SMS Co. Ltd. (Japan)	7,800	298,934
TechnoPro Holdings, Inc. (Japan)	4,000	331,661
Teleperformance (France)	8,556	2,857,574
TriNet Group, Inc.*	19,400	1,563,640
UT Group Co. Ltd. (Japan)*	19,800	617,431
Wolters Kluwer NV (Netherlands)	24,405	2,085,948

		73,224,892

Real Estate Management & Development — 0.4%
Agile Group Holdings Ltd. (China)	1,790,000	2,390,849
Aldar Properties PJSC (United Arab Emirates)	1,190,946	1,023,538
Allreal Holding AG (Switzerland)	1,612	374,422
Aroundtown SA (Germany)	129,950	975,886
Castellum AB (Sweden)	58,110	1,477,521
China Aoyuan Group Ltd. (China)	252,000	246,065
China Evergrande Group (China)	123,000	236,793
China Overseas Land & Investment Ltd. (China)	674,500	1,469,207
CIFI Holdings Group Co. Ltd. (China)	1,150,000	977,130
CK Asset Holdings Ltd. (Hong Kong)	517,500	2,654,807
Cushman & Wakefield PLC*(a)	51,100	757,813
Daiwa House Industry Co. Ltd. (Japan)	68,600	2,036,403
Deutsche Wohnen SE (Germany)	39,844	2,132,849
Emaar Properties PJSC (United Arab Emirates)*	1,064,339	1,026,215
eXp World Holdings, Inc.*	26,500	1,672,680
Fabege AB (Sweden)	30,316	477,719
Greenland Holdings Corp. Ltd. (China) (Class A Stock)	183,800	164,374
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	632,000	814,930

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (cont’d.)
Hang Lung Properties Ltd. (Hong Kong)	426,000	$1,128,755
Henderson Land Development Co. Ltd. (Hong Kong)	1,469,200	5,739,347
Hongkong Land Holdings Ltd. (Hong Kong)	29,700	122,882
Hysan Development Co. Ltd. (Hong Kong)	66,000	242,599
Intershop Holding AG (Switzerland)	602	419,446
IWG PLC (Switzerland)*	100,143	470,025
K Wah International Holdings Ltd. (Hong Kong)	7,637,000	3,675,457
Kaisa Group Holdings Ltd. (China)*	1,314,000	652,023
Katitas Co. Ltd. (Japan)	7,100	229,061
KE Holdings, Inc. (China), ADR*	2,000	123,080
Kungsleden AB (Sweden)	21,145	231,192
KWG Group Holdings Ltd. (China)	691,000	946,478
Land & Houses PCL (Thailand)	186,000	49,509
Logan Group Co. Ltd. (China)	410,000	675,932
Longfor Group Holdings Ltd. (China), 144A	169,500	994,270
Mitsubishi Estate Co. Ltd. (Japan)	143,100	2,294,789
New World Development Co. Ltd. (Hong Kong)	153,500	715,346
Newmark Group, Inc. (Class A Stock)	37,900	276,291
Poly Developments & Holdings Group Co. Ltd. (China) (Class A Stock)	109,257	265,391
PSP Swiss Property AG (Switzerland)	4,859	650,970
Realogy Holdings Corp.*	69,600	913,152
Relo Group, Inc. (Japan)	13,500	326,542
RMR Group, Inc. (The) (Class A Stock)	10,200	393,924
Shenzhen Investment Ltd. (China)	642,000	221,022
Shimao Group Holdings Ltd. (China)	38,000	121,217
Sino Land Co. Ltd. (Hong Kong)	488,000	634,685
Starts Corp., Inc. (Japan)	7,000	194,305
Sumitomo Realty & Development Co. Ltd. (Japan)	34,800	1,071,217
Sun Hung Kai Properties Ltd. (Hong Kong)	52,483	677,592
Sunac China Holdings Ltd. (China)	79,000	292,769
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	479,000	2,657,924
Swire Properties Ltd. (Hong Kong)	134,600	391,864
TAG Immobilien AG (Germany)*	156,736	4,985,239
Vonovia SE (Germany)	61,911	4,534,210
Wharf Holdings Ltd. (The) (Hong Kong)	391,000	1,052,028
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	377,000	1,965,087
Wihlborgs Fastigheter AB (Sweden)	13,979	315,532
Yanlord Land Group Ltd. (China)	2,005,100	1,706,081
Yuexiu Property Co. Ltd. (China)	5,550,000	1,119,968

		64,386,402

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	8,600	945,466
Canadian Pacific Railway Ltd. (Canada)	6,900	2,393,399
CSX Corp.	10,800	980,100

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Road & Rail (cont’d.)
Hitachi Transport System Ltd. (Japan)	5,500	$163,553
Knight-Swift Transportation Holdings, Inc.	77,800	3,253,596
Landstar System, Inc.	94,100	12,671,506
Old Dominion Freight Line, Inc.	76,700	14,970,306
Redde Northgate PLC (United Kingdom)	341,950	1,250,592
Saia, Inc.*	6,900	1,247,520
Werner Enterprises, Inc.(a)	426,300	16,719,486

		54,595,524

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Energy Industries, Inc.*	11,400	1,105,458
AEM Holdings Ltd. (Singapore)	82,000	215,278
Amkor Technology, Inc.	1,500	22,620
ams AG (Austria)*	162,161	3,572,058
Applied Materials, Inc.	722,100	62,317,230
ASE Technology Holding Co. Ltd. (Taiwan)	351,000	1,018,928
ASM International NV (Netherlands)	16,673	3,695,375
ASMedia Technology, Inc. (Taiwan)	18,000	1,015,022
ASML Holding NV (Netherlands)	16,941	8,326,294
Axcelis Technologies, Inc.*	6,500	189,280
BE Semiconductor Industries NV (Netherlands)	37,568	2,281,792
Brooks Automation, Inc.	56,400	3,826,740
Cirrus Logic, Inc.*	87,500	7,192,500
CMC Materials, Inc.	26,600	4,024,580
Dialog Semiconductor PLC (United Kingdom)*	129,241	7,073,281
Entegris, Inc.	179,200	17,221,120
First Solar, Inc.*	120,000	11,870,400
FormFactor, Inc.*	79,100	3,402,882
Globalwafers Co. Ltd. (Taiwan)	100,000	2,533,381
Intel Corp.	630,800	31,426,456
KLA Corp.	115,700	29,955,887
Lam Research Corp.	13,300	6,281,191
LONGi Green Energy Technology Co. Ltd. (China) (Class A Stock)	29,059	413,205
MediaTek, Inc. (Taiwan)	141,000	3,767,136
MKS Instruments, Inc.	155,400	23,379,930
Monolithic Power Systems, Inc.	29,800	10,913,654
Nanya Technology Corp. (Taiwan)	317,000	983,001
Nordic Semiconductor ASA (Norway)*	16,285	270,061
Novatek Microelectronics Corp. (Taiwan)	574,000	7,567,096
NVIDIA Corp.	91,000	47,520,200
Phison Electronics Corp. (Taiwan)	187,000	2,218,957
Photronics, Inc.*	28,300	315,828
Powertech Technology, Inc. (Taiwan)	446,000	1,510,177
Qorvo, Inc.*	39,000	6,484,530
Realtek Semiconductor Corp. (Taiwan)	159,000	2,220,176
Renesas Electronics Corp. (Japan)*	90,000	947,626
Semtech Corp.*	303,300	21,864,897
Shinko Electric Industries Co. Ltd. (Japan)	10,500	240,827
SiTime Corp.*	3,900	436,527
Skyworks Solutions, Inc.	122,600	18,743,088
STMicroelectronics NV (Switzerland)	425,890	15,796,212

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Synaptics, Inc.*	23,200	$2,236,480
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	850,000	16,056,457
Teradyne, Inc.	249,400	29,900,566
Texas Instruments, Inc.	387,000	63,518,310
Tokyo Electron Ltd. (Japan)	42,600	15,909,889
Ultra Clean Holdings, Inc.*	77,100	2,401,665
United Microelectronics Corp. (Taiwan)	5,037,614	8,484,926
Vanguard International Semiconductor Corp. (Taiwan)	623,938	2,585,986
Win Semiconductors Corp. (Taiwan)	81,000	999,210
Winbond Electronics Corp. (Taiwan)	335,000	348,748

		516,603,118

Software — 4.1%
A10 Networks, Inc.*	38,700	381,582
Adobe, Inc.*	139,600	69,816,752
Agilysys, Inc.*	7,300	280,174
AI inside, Inc. (Japan)*(a)	4,200	2,986,147
Avast PLC (United Kingdom), 144A	194,161	1,433,884
Box, Inc. (Class A Stock)*	103,400	1,866,370
CDK Global, Inc.	117,200	6,074,476
ChannelAdvisor Corp.*	76,600	1,224,068
Check Point Software Technologies Ltd. (Israel)*(a)	117,400	15,603,634
Cloudera, Inc.*	185,500	2,580,305
CommVault Systems, Inc.*	39,300	2,176,041
Computer Engineering & Consulting Ltd. (Japan)	48,500	713,472
Digital Turbine, Inc.*	12,900	729,624
Ebix, Inc.(a)	19,100	725,227
eGain Corp.*	48,700	575,147
Envestnet, Inc.*	39,000	3,209,310
Fair Isaac Corp.*	23,700	12,111,648
Fortnox AB (Sweden)	6,127	345,129
Intuit, Inc.	120,800	45,885,880
J2 Global, Inc.*(a)	111,100	10,853,359
Manhattan Associates, Inc.*	77,100	8,109,378
Microsoft Corp.	1,774,600	394,706,532
Mitek Systems, Inc.*	21,000	373,380
NortonLifeLock, Inc.	423,800	8,806,564
Oracle Corp.	954,700	61,759,543
Oracle Corp. (Japan)	33,100	4,315,590
Paylocity Holding Corp.*	9,300	1,914,963
Progress Software Corp.	66,000	2,982,540
PTC, Inc.*	81,400	9,736,254
QAD, Inc. (Class A Stock)	3,000	189,540
Qualys, Inc.*(a)	4,300	524,041
Rakus Co. Ltd. (Japan)	108,300	2,516,597
SAP SE (Germany)	19,296	2,558,912
Sapiens International Corp. NV (Israel)	52,300	1,600,903
ServiceNow, Inc.*	58,000	31,924,940
SimCorp A/S (Denmark)	4,635	690,959
SPS Commerce, Inc.*	38,200	4,148,138
Teradata Corp.*(a)	150,200	3,374,994
Trend Micro, Inc. (Japan)*	17,100	985,193
Verint Systems, Inc.*	56,700	3,809,106

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Xero Ltd. (New Zealand)*	13,872	$1,580,661

		726,180,957

Specialty Retail — 1.4%
Asbury Automotive Group, Inc.*	2,100	306,054
AutoNation, Inc.*(a)	162,300	11,326,917
Best Buy Co., Inc.	27,000	2,694,330
Buckle, Inc. (The)(a)	24,500	715,400
China Meidong Auto Holdings Ltd. (China)	106,000	431,829
China Tourism Group Duty Free Corp. Ltd. (China) (Class A Stock)	11,700	507,615
DCM Holdings Co. Ltd. (Japan)	16,800	192,086
Dick’s Sporting Goods, Inc.	29,500	1,658,195
Dunelm Group PLC (United Kingdom)*	230,572	3,820,403
Eagers Automotive Ltd. (Australia)	23,460	241,921
EDION Corp. (Japan)	495,100	5,034,306
Fnac Darty SA (France)*	28,412	1,837,739
Foot Locker, Inc.	146,800	5,936,592
Frasers Group PLC (United Kingdom)*	154,408	952,708
Haverty Furniture Cos., Inc.	10,600	293,302
Hibbett Sports, Inc.*(a)	40,400	1,865,672
Home Depot, Inc. (The)	338,000	89,779,560
Hornbach Holding AG & Co. KGaA (Germany)	7,205	690,107
Hotai Motor Co. Ltd. (Taiwan)	6,000	137,356
IDOM, Inc. (Japan)	34,000	180,341
Industria de Diseno Textil SA (Spain)	28,164	899,042
Jarir Marketing Co. (Saudi Arabia)	1,276	59,042
JB Hi-Fi Ltd. (Australia)	72,897	2,741,622
JD Sports Fashion PLC (United Kingdom)*	351,784	4,137,282
Kingfisher PLC (United Kingdom)*	1,748,456	6,465,317
Kohnan Shoji Co. Ltd. (Japan)	5,500	171,584
Komeri Co. Ltd. (Japan)	15,400	436,113
K’s Holdings Corp. (Japan)	19,300	268,614
Lowe’s Cos., Inc.	298,100	47,848,031
Lumber Liquidators Holdings, Inc.*	23,200	713,168
MarineMax, Inc.*	40,400	1,415,212
Mr. Price Group Ltd. (South Africa)	61,480	716,436
Murphy USA, Inc.	77,400	10,129,338
Nitori Holdings Co. Ltd. (Japan)	37,600	7,879,919
O’Reilly Automotive, Inc.*	53,600	24,257,752
Petrobras Distribuidora SA (Brazil)	16,800	71,255
Pets at Home Group PLC (United Kingdom)	60,039	343,358
Premier Investments Ltd. (Australia)	26,607	482,020
RH*(a)	5,300	2,371,856
Shimamura Co. Ltd. (Japan)	2,800	294,133
Sonic Automotive, Inc. (Class A Stock)(a)	52,100	2,009,497
Super Retail Group Ltd. (Australia)	145,002	1,182,836
Urban Outfitters, Inc.*(a)	93,100	2,383,360
Williams-Sonoma, Inc.(a)	40,300	4,104,152
Yamada Holdings Co. Ltd. (Japan)	88,000	468,154
Zhongsheng Group Holdings Ltd. (China)	22,500	161,505

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
Zumiez, Inc.*	18,900	$695,142

		251,308,173

Technology Hardware, Storage & Peripherals — 2.6%
Acer, Inc. (Taiwan)	282,000	238,434
Advantech Co. Ltd. (Taiwan)	90,188	1,121,738
Apple, Inc.	3,100,400	411,392,076
Asustek Computer, Inc. (Taiwan)	463,000	4,135,336
Brother Industries Ltd. (Japan)	25,200	519,046
Catcher Technology Co. Ltd. (Taiwan)	105,000	772,901
Chicony Electronics Co. Ltd. (Taiwan)	579,000	1,777,535
Compal Electronics, Inc. (Taiwan)	1,355,000	999,610
FUJIFILM Holdings Corp. (Japan)	42,000	2,212,234
Inventec Corp. (Taiwan)	1,159,000	990,423
Lenovo Group Ltd. (China)	92,000	86,887
Lite-On Technology Corp. (Taiwan)	1,039,000	1,842,908
Logitech International SA (Switzerland)	97,581	9,579,054
MCJ Co. Ltd. (Japan)	267,400	2,876,630
Micro-Star International Co. Ltd. (Taiwan)	254,000	1,201,827
Pegatron Corp. (Taiwan)	690,000	1,655,423
Quadient (France)	45,264	873,546
Quanta Computer, Inc. (Taiwan)	414,000	1,192,471
Samsung Electronics Co. Ltd. (South Korea)	92,855	6,954,836
Wacom Co. Ltd. (Japan)	29,000	243,384
Wistron Corp. (Taiwan)	1,646,000	1,820,907
Xiaomi Corp. (China) (Class B Stock), 144A*	50,000	215,378

		452,702,584

Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group PLC (United Kingdom)*	99,456	2,441,346
Crocs, Inc.*	18,600	1,165,476
Deckers Outdoor Corp.*	66,500	19,070,870
Eclat Textile Co. Ltd. (Taiwan)	4,000	60,291
Feng TAY Enterprise Co. Ltd. (Taiwan)	132,200	936,991
Goldwin, Inc. (Japan)	54,700	3,611,162
Kontoor Brands, Inc.	49,500	2,007,720
Li Ning Co. Ltd. (China)	32,500	224,840
LVMH Moet Hennessy Louis Vuitton SE (France)	7,804	4,871,803
Pandora A/S (Denmark)	37,411	4,204,673
Pou Chen Corp. (Taiwan)	1,400,000	1,564,625
Shenzhou International Group Holdings Ltd. (China)	20,800	410,388
Swatch Group AG (The) (Switzerland)	6,528	345,448

		40,915,633

Thrifts & Mortgage Finance — 0.1%
Aruhi Corp. (Japan)	10,000	175,295
Axos Financial, Inc.*	14,700	551,691
Flagstar Bancorp, Inc.	22,700	925,252
HomeStreet, Inc.	19,400	654,750
Housing Development Finance Corp. Ltd. (India)	14,466	507,934
LIC Housing Finance Ltd. (India)	235,658	1,169,811

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (cont’d.)
Meta Financial Group, Inc.	25,700	$939,592
MGIC Investment Corp.	305,100	3,829,005
Mr. Cooper Group, Inc.*	22,400	695,072
PennyMac Financial Services, Inc.	40,900	2,683,858
Premier Financial Corp.	23,100	531,300
WSFS Financial Corp.	4,800	215,424

		12,878,984

Tobacco — 0.7%
Altria Group, Inc.	1,180,400	48,396,400
British American Tobacco PLC (United Kingdom)	650,235	24,183,719
Imperial Brands PLC (United Kingdom)	622,345	13,135,557
ITC Ltd. (India)	66,025	189,355
Japan Tobacco, Inc. (Japan)	792,600	16,145,243
KT&G Corp. (South Korea)	14,519	1,110,362
Scandinavian Tobacco Group A/S (Denmark), 144A	336,969	5,779,972
Swedish Match AB (Sweden)	76,892	5,973,231

		114,913,839

Trading Companies & Distributors — 0.6%
AerCap Holdings NV (Ireland)*	226,083	10,304,863
Applied Industrial Technologies, Inc.	41,000	3,197,590
Ashtead Group PLC (United Kingdom)	179,514	8,426,253
Brenntag AG (Germany)	114,896	8,923,497
Bunzl PLC (United Kingdom)	41,811	1,397,668
Electrocomponents PLC (United Kingdom)	49,642	592,282
Ferguson PLC	144,316	17,572,173
Foundation Building Materials, Inc.*	27,600	530,196
GMS, Inc.*	287,300	8,756,904
Grafton Group PLC (United Kingdom), UTS*	58,912	744,160
Hanwa Co. Ltd. (Japan)	18,400	495,308
Indutrade AB (Sweden)*	21,600	462,864
ITOCHU Corp. (Japan)	157,500	4,531,757
Kanamoto Co. Ltd. (Japan)	25,800	554,412
Marubeni Corp. (Japan)	343,300	2,288,201
Mitsubishi Corp. (Japan)	154,700	3,816,155
Mitsui & Co. Ltd. (Japan)	725,400	13,303,145
MonotaRO Co. Ltd. (Japan)	14,800	753,791
MSC Industrial Direct Co., Inc. (Class A Stock)	42,300	3,569,697
Toyota Tsusho Corp. (Japan)	25,300	1,028,929
Univar Solutions, Inc.*	576,900	10,966,869
Veritiv Corp.*	10,600	220,374
Yuasa Trading Co. Ltd. (Japan)	10,700	344,410

		102,781,498

Transportation Infrastructure — 0.0%
International Container Terminal Services, Inc. (Philippines)	213,200	547,179
Westports Holdings Bhd (Malaysia)	103,000	109,923

		657,102

Water Utilities — 0.0%
American States Water Co.	16,300	1,296,013

COMMON STOCKS (continued)	Shares	Value
Water Utilities (cont’d.)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	100,200	$857,480
Pennon Group PLC (United Kingdom)	49,920	650,385

		2,803,878

Wireless Telecommunication Services — 0.3%
China Mobile Ltd. (China)	276,500	1,580,914
Freenet AG (Germany)	15,296	322,610
Globe Telecom, Inc. (Philippines)	16,710	706,434
KDDI Corp. (Japan)	469,400	13,953,765
Mobile TeleSystems PJSC (Russia), ADR	62,100	555,795
PLDT, Inc. (Philippines)	37,480	1,045,395
Shenandoah Telecommunications Co.	29,100	1,258,575
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	551,000	294,853
SoftBank Corp. (Japan)(a)	839,000	10,506,301
SoftBank Group Corp. (Japan)	216,700	16,969,449
Telephone & Data Systems, Inc.	98,200	1,823,574
Turkcell Iletisim Hizmetleri A/S (Turkey)	104,299	226,594
Vodacom Group Ltd. (South Africa)	13,838	117,154
Vodafone Group PLC (United Kingdom)	1,754,703	2,902,542

		52,263,955

TOTAL COMMON STOCKS (cost $8,887,261,003)		10,728,976,315

EXCHANGE-TRADED FUNDS — 0.1%
iShares MSCI EAFE ETF	147,246	10,743,068
iShares MSCI EAFE Small-Cap ETF(a)	113,400	7,750,890
iShares MSCI Emerging Markets ETF(a)	44,814	2,315,539

TOTAL EXCHANGE-TRADED FUNDS (cost $17,354,993)		20,809,497

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	6,810	457,420
Hyundai Motor Co. (South Korea) (2nd PRFC)	12,212	1,011,808
Hyundai Motor Co. (South Korea) (PRFC)	14,023	1,147,170
Volkswagen AG (Germany) (PRFC)	39,462	7,391,578

		10,007,976

Banks — 0.0%
Itausa SA (Brazil) (PRFC)	95,200	214,686

Beverages — 0.0%
Embotelladora Andina SA (Chile) (PRFC B)	118,498	303,894

Capital Markets — 0.0%
State Street Corp. 5.350%, Series G, Maturing 12/31/49(a)	60,000	1,737,600

Electric Utilities — 0.0%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	193,700	1,365,445

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

PREFERRED STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Cia Energetica de Minas Gerais (Brazil) (PRFC)	594,922	$1,677,874
Cia Paranaense de Energia (Brazil) (PRFC B)	88,900	1,284,304

		4,327,623

Health Care Equipment & Supplies — 0.0%
Draegerwerk AG & Co. KGaA (Germany) (PRFC)	2,695	207,680

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	88,063	9,922,878

Internet & Direct Marketing Retail — 0.0%
Qurate Retail, Inc., 8.000%, Maturing 03/15/31	6,234	617,166

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	18,599	835,117

Metals & Mining — 0.0%
Bradespar SA (Brazil) (PRFC)	4,800	58,905

Oil, Gas & Consumable Fuels — 0.0%
Surgutneftegas PJSC (Russia) (PRFC)	159,000	90,047

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	17,529	1,192,753

TOTAL PREFERRED STOCKS (cost $25,207,021)		29,516,325

	Units

RIGHTS* — 0.0%
Metals & Mining
IGO Ltd. (Australia), expiring 01/15/21 (cost $0)	6,736	9,320

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.3%
Automobiles — 0.4%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class C
1.480%	02/18/26	1,300	1,317,588
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25	4,500	4,875,704
Series 2019-02A, Class A, 144A
3.350%	09/22/25	8,200	8,755,349
Series 2019-03A, Class A, 144A
2.360%	03/20/26	10,900	11,364,612
Series 2020-01A, Class A, 144A
2.330%	08/20/26	5,200	5,366,413
Drive Auto Receivables Trust,
Series 2020-02, Class B
1.420%	03/17/25	1,800	1,823,780

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25		800	$806,314
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		7,400	7,463,852
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25		6,860	7,006,840
Series 2019-01A, Class A, 144A
3.630%	09/14/27		14,900	16,361,477
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25		2,000	2,026,520

				67,168,449

Collateralized Loan Obligations — 3.8%
AGL Core CLO Ltd. (Cayman Islands),
Series 2020-05A, Class A1, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.349%(c)	07/20/30		5,000	5,004,650
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-09A, Class AR, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/32		15,000	14,999,966
Ares CLO Ltd. (Cayman Islands),
Series 2020-56A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.494%(c)	10/25/31		15,000	15,013,164
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.549%(c)	10/21/32		8,750	8,749,976
Bain Capital Euro CLO Ltd. (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	01/24/33	EUR	14,000	17,103,955
Ballyrock CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)
1.597%(c)	07/15/32		15,000	15,000,037
Series 2020-02A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.529%(c)	10/20/31		40,000	40,081,296
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1, 144A
0.000%(cc)	10/15/33		20,000	19,991,742
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.518%(c)	04/20/31		4,942	4,941,474
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.618%(c)	10/18/26		89	88,800

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.578%(c)	10/20/32			9,200	$9,213,803
Series 2020-12A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.930%(c)	07/20/31			20,000	20,115,450
CIFC European Funding CLO DAC (Ireland),
Series 3A, Class A, 144A
—%(p)	01/15/34		EUR	15,250	18,633,143
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.668%(c)	10/20/33			10,000	10,008,167
Series 2020-04A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.539%(c)	01/17/34			5,250	5,249,984
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.467%(c)	10/15/29			15,000	14,982,099
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.398%(c)	10/20/31			7,000	6,999,985
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.506%(c)	04/15/33			19,000	19,001,822
Hayfin Emerald CLO (Ireland),
Series 5A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	11/17/32		EUR	26,500	32,392,113
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.417%(c)	01/15/31			13,500	13,493,381
Series 30A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.736%(c)	10/17/31			13,000	13,018,777
Series 32A, Class A1, 144A
0.000%(cc)	01/15/32			28,850	28,849,928
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.932%(c)	11/15/31	(a)		35,000	35,202,863
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.070%(c)	10/15/31			10,000	10,010,450
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class A1, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)
2.174%(c)	09/01/31			6,000	6,005,830
Penta CLO DAC (Luxembourg),
Series 2020-08A, Class A, 144A, 3 Month EURIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.150%(c)	01/15/34		EUR	12,500	15,274,960

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
PPM CLO Ltd. (Cayman Islands),
Series 2020-04A, Class A1, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 1.420%)
1.617%(c)	10/18/31		25,250	$25,212,324
Regatta Funding LP (Cayman Islands),
Series 2013-02A, Class A1R2, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	01/15/29		7,800	7,799,984
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A
0.000%(cc)	01/20/32		11,750	11,749,966
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	07/20/30		12,000	11,992,702
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.513%(c)	10/20/32		39,250	39,292,692
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.508%(c)	10/20/28		9,250	9,249,977
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.438%(c)	10/20/30		13,250	13,229,396
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.518%(c)	07/17/26		6,933	6,933,399
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	01/17/30		11,402	11,374,322
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.398%(c)	10/18/31		13,665	13,598,406
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	01/25/31		9,000	8,971,080
Voya Euro CLO DAC (Ireland),
Series 4A, Class A, 144A, 3 Month EURIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.150%(c)	01/15/34	EUR	30,000	36,704,071
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.366%(c)	01/22/31		15,000	14,940,689
Series 2020-01A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.669%(c)	04/20/32		29,500	29,205,637
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
1.607%(c)	07/15/29		13,115	13,005,289
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.527%(c)	04/15/30		6,841	6,782,468

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.187%(c)	04/15/29		19,341	$19,101,132

				678,571,349

Consumer Loans — 0.3%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	1,200	937,134
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27		1,300	1,336,640
Series 2019-01A, Class A, 144A
3.000%	12/20/27		6,800	7,001,391
Series 2019-02A, Class A, 144A
2.780%	04/20/28		3,600	3,696,923
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		2,400	2,453,453
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A
2.790%	09/14/32		2,500	2,509,277
Series 2020-02A, Class A, 144A
1.750%	09/14/35		4,900	4,987,832
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24		4,800	4,836,816
Oportun Funding X LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24		5,400	5,486,901
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A
4.150%	12/09/24		3,800	3,866,190
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		4,900	4,966,541
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	02/25/23		5,140	5,053,107

				47,132,205

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		15,200	18,349,870
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)
1.448%(c)	11/15/28	GBP	4,585	6,286,352

				24,636,222

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		6,400	6,792,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.498%(c)	08/25/33	1,249	$1,254,188
Home Equity Asset Trust,
Series 2002-05, Class M1, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.848%(c)	05/25/33	1,605	1,609,085
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.228%(c)	04/25/34	489	489,245
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.868%(c)	07/25/34	126	123,979
Series 2004-HE02, Class A1A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.948%(c)	08/25/35	778	707,630
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.168%(c)	10/25/33	520	518,155
Series 2003-NC07, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	06/25/33	311	311,504
Series 2005-HE02, Class M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	01/25/35	645	642,480
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-06, Class A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	11/25/33	1,322	1,271,123
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-01, Class M4, 1 Month LIBOR + 0.915% (Cap N/A, Floor 0.915%)
1.063%(c)	04/25/35	1,464	1,463,264

			8,390,653

Other — 0.1%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.498%(c)	04/25/23	3,080	2,979,142
Sierra Timeshare Receivables Funding LLC,
Series 2020-02A, Class A, 144A
1.330%	07/20/37	5,655	5,681,513
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.948%(c)	06/25/24	7,660	7,402,790

			16,063,445

Residential Mortgage-Backed Securities — 0.2%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD02, Class A1
4.372%(cc)	03/25/44	658	662,609

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Chase Funding Trust,
Series 2003-01, Class 2A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	11/25/32		356	$352,441
CIT Mortgage Loan Trust,
Series 2007-01, Class 2A3, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	10/25/37		1,835	1,844,900
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		407	408,265
Series 2020-11R, Class 1A1, 144A
2.303%	04/25/38^		6,050	6,050,000
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59		199	201,631
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		2,301	2,307,289
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		665	668,558
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		1,006	1,015,796
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ02, Class M2, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	05/25/35		2,038	2,033,329
Popular ABS Mortgage Pass-Through Trust,
Series 2005-05, Class AF4
3.739%(cc)	11/25/35		1,146	1,163,178
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	04/16/23	EUR	11,448	12,587,147

				29,295,143

Student Loans — 0.4%
Earnest Student Loan Program LLC,
Series 2017-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	01/25/41		470	469,874
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45		7,221	7,334,332
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		6,209	6,383,942
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69		1,035	1,054,454
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%	12/15/45		11,219	11,584,650
Series 2019-D, Class 1PT, 144A
2.639%(cc)	01/16/46		13,662	14,109,122
Series 2019-F, Class PT1, 144A
0.000%(cc)	02/15/45		8,733	8,985,473
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		6,612	6,868,703

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		6,800	$7,026,291

				63,816,841

TOTAL ASSET-BACKED SECURITIES (cost $928,025,055)				941,866,412

BANK LOANS — 0.1%
Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/03/25		354	384,090

Pharmaceuticals — 0.0%
Ceva Sante Animale SA (France),
Term Loan, 1 - 6 Month EURIBOR + 4.625% (Cap N/A, Floor 0.000%)
4.625%(c)	04/13/26	EUR	2,830	3,464,834
Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.000%(c)	04/20/26		1,414	1,370,351
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor
0.000%)
4.000%(c)	02/07/25	EUR	2,888	3,452,999
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	914	1,085,658
Term B, 3 Month GBP LIBOR + 4.750%
4.776%(c)	02/07/25	GBP	1,303	1,731,937

				7,640,945

TOTAL BANK LOANS (cost $11,218,727)				11,489,869

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50		13,400	15,084,052
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class ASB
1.867%	10/15/53		11,733	12,124,447
Benchmark Mortgage Trust,
Series 2020-B20, Class A4
1.746%	10/15/53		17,500	17,840,459
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3
2.752%	01/15/53		6,800	7,447,809
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		17,000	17,998,016
Series 2017-C08, Class A3
3.305%	06/15/50		19,400	21,306,915
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48		7,883	8,707,562

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	$6,400,214
Series 2014-UBS02, Class A5
3.961%	03/10/47	5,578	6,094,525
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,600	1,738,649
Series 2015-CR25, Class A3
3.505%	08/10/48	12,953	14,038,382
Series 2015-CR26, Class A3
3.359%	10/10/48	2,998	3,241,910
Series 2015-CR26, Class A4
3.630%	10/10/48	5,000	5,604,215
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,269,163
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	7,591,528
Series 2015-LC23, Class A3
3.521%	10/10/48	20,000	21,773,108
Series 2016-COR01, Class A3
2.826%	10/10/49	11,000	11,767,808
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	7,651	8,308,515
Series 2015-C03, Class A3
3.447%	08/15/48	7,000	7,557,819
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	10,900	11,744,237
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	859	917,757
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class X1, IO
0.799%(cc)	10/25/22	11,627	132,788
Series K052, Class X1, IO
0.654%(cc)	11/25/25	105,011	2,909,459
Series K055, Class X1, IO
1.362%(cc)	03/25/26	31,737	1,950,869
Series K058, Class X1, IO
0.924%(cc)	08/25/26	200,804	9,262,825
GS Mortgage Securities Trust,
Series 2015-GC34, Class A3
3.244%	10/10/48	8,153	8,691,912
Series 2015-GS01, Class A2
3.470%	11/10/48	20,000	21,577,332
Series 2017-GS06, Class A2
3.164%	05/10/50	15,500	17,085,176
Series 2020-GC47, Class A4
2.125%	05/12/53	12,000	12,567,902
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47	3,782	3,992,132
Series 2014-C25, Class A4A1
3.408%	11/15/47	4,163	4,429,507

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		8,050	$8,959,051
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A4
3.338%	03/15/48		11,325	12,345,890
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50		25,000	27,881,067
Series 2017-H01, Class XB, IO
0.727%(cc)	06/15/50		175,741	6,652,377
UBS Commercial Mortgage Trust,
Series 2017-C03, Class ASB
3.215%	08/15/50		15,001	16,447,270
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		1,364	1,452,465
Series 2015-LC20, Class A4
2.925%	04/15/50		5,000	5,342,584
Series 2015-NXS01, Class A4
2.874%	05/15/48		7,500	8,036,301
Series 2015-NXS04, Class A3
3.452%	12/15/48		16,353	18,202,252
Series 2016-C37, Class A4
3.525%	12/15/49		5,100	5,713,387
Series 2017-C39, Class ASB
3.212%	09/15/50		11,915	12,999,823

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $392,496,496)				419,189,459

CORPORATE BONDS — 6.4%
Aerospace & Defense — 0.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		3,110	3,315,274
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	(a)	1,455	1,570,961

				4,886,235

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		882	892,352
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		550	563,151
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.400%	04/19/21		4,890	4,913,768
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		2,325	2,764,152
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		1,439	1,440,366

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	(a)	1,655	$1,531,184

				12,104,973

Auto Manufacturers — 0.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
0.631%(c)	04/12/21		1,780	1,781,550
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		2,230	2,251,655
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		3,000	3,040,565
5.291%	12/08/46		140	146,333
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21	(a)	7,585	7,604,687
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	(a)	790	947,169
6.250%	10/02/43		1,860	2,508,346
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		4,470	4,516,441
Sr. Unsec’d. Notes
3.600%	06/21/30	(a)	9,480	10,544,978

				33,341,724

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		1,040	1,067,118
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26		1,410	1,534,706
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)	3,000	3,157,311
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%
4.750%	09/15/26		530	549,603
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30	(a)	3,205	3,454,884

				9,763,622

Banks — 1.8%
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%(ff)	—(rr)		735	859,042
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.344%(c)	04/12/23		1,600	1,613,228
Sr. Unsec’d. Notes
3.125%	02/23/23		3,600	3,790,090

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.848%	04/12/23		2,600	$2,788,827
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—(a)(rr)		1,700	1,975,170
Jr. Sub. Notes, Series JJ
5.125%(ff)	—(rr)		2,260	2,382,278
Jr. Sub. Notes, Series MM
4.300%(ff)	—(rr)		12,970	13,335,053
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		1,585	1,698,276
Sr. Unsec’d. Notes, MTN
4.083%(ff)	03/20/51		11,750	14,858,346
Sub. Notes
6.110%	01/29/37		3,080	4,483,410
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31	(a)	13,350	13,926,168
4.610%(ff)	02/15/23		6,610	6,899,681
4.950%	01/10/47		440	599,572
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28		4,930	5,021,855
2.219%(ff)	06/09/26		5,880	6,153,781
4.400%	08/14/28		935	1,107,503
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/23	(a)	500	546,010
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—(a)(rr)		6,796	6,791,415
Jr. Sub. Notes, Series V
4.700%(ff)	—(rr)		2,600	2,671,388
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		12,860	13,701,208
3.887%(ff)	01/10/28		1,810	2,079,367
5.316%(ff)	03/26/41		8,000	11,188,684
8.125%	07/15/39		1,110	1,986,025
Sub. Notes
4.125%	07/25/28		500	584,374
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22		2,595	2,756,534
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	(a)	10,030	10,388,257
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	(a)	600	666,426
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		5,460	5,703,299
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
1.510%(c)	02/04/21		4,100	4,100,453
Sr. Unsec’d. Notes
4.250%	02/04/21		3,775	3,784,794
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,640	3,670,265

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		3,300	$3,695,726
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23	(a)	4,955	5,255,833
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(rr)	3,765	3,750,755
Sr. Unsec’d. Notes
2.875%	02/25/21		1,151	1,153,096
3.500%	04/01/25		730	811,787
3.750%	02/25/26	(a)	660	750,359
3.800%	03/15/30	(a)	3,450	4,055,314
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
1.215%(c)	07/24/23		2,320	2,342,415
Sr. Unsec’d. Notes, Series FRN, 3 Month LIBOR + 1.770%
1.977%(c)	02/25/21		2,920	2,927,045
Sub. Notes
5.150%	05/22/45		2,552	3,568,098
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25	(a)	750	818,832
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	1,345	1,412,850
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)	785	809,708
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(rr)	807	803,010
Jr. Sub. Notes, Series Q
5.150%(ff)	—	(rr)	3,500	3,623,253
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	—	(a)(rr)	3,505	3,503,285
Sr. Unsec’d. Notes
3.200%	01/25/23		1,420	1,505,041
3.509%(ff)	01/23/29		885	1,010,707
3.964%(ff)	11/15/48		2,975	3,736,273
4.260%(ff)	02/22/48		3,550	4,653,749
4.493%(ff)	03/24/31		19,970	24,613,289
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23		1,000	1,042,690
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		11,765	12,794,399
5.597%(ff)	03/24/51		11,495	18,489,280
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38		610	754,287
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.073%(ff)	05/22/28		6,415	6,968,623
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	(a)	11,000	12,003,736

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
U.S. Bancorp,
Jr. Sub. Notes, Series I
5.125%(ff)	—	(a)(rr)		1,979	$1,973,910
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31			35,000	37,130,231

					318,068,360

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46			3,590	4,669,140
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39			3,445	4,651,097

					9,320,237

Building Materials — 0.0%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21			15	15,273
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30			900	963,075
4.750%	01/15/28			1,725	1,821,065

					2,799,413

Chemicals — 0.1%
Diamond BC BV,
Sr. Unsec’d. Notes
5.625%	08/15/25		EUR	4,167	5,154,248
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23			878	958,959
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			2,500	2,610,132
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes
5.875%	09/17/44			786	982,286
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	(a)		3,070	3,266,964
6.500%	09/27/28			400	433,453

					13,406,042

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25			4,490	5,052,280
7.000%	10/15/37	(a)		1,780	2,754,520
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48			1,025	1,294,286

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,050	$1,332,099
4.678%	07/01/2114		1,300	1,947,736
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28	(a)	2,900	3,104,680
5.250%	01/15/30	(a)	3,679	4,097,758
5.875%	09/15/26		550	582,081

				20,165,440

Computers — 0.1%
HP, Inc.,
Sr. Unsec’d. Notes
2.200%	06/17/25		9,135	9,671,949

Diversified Financial Services — 0.0%
American Express Co.,
Jr. Sub. Notes, Series C, 3 Month LIBOR + 3.285%
3.502%(c)	—	(a)(rr)	580	568,595
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		2,745	3,022,801
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		1,070	1,132,528
6.000%	01/15/27		915	973,535

				5,697,459

Electric — 0.4%
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		1,235	1,575,435
Arizona Public Service Co.,
Sr. Unsec’d. Notes
3.350%	05/15/50		4,680	5,433,783
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	09/15/48		2,550	3,332,403
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/22		654	660,537
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	(a)	470	482,392
5.000%	02/01/31		710	740,842
5.125%	03/15/28		2,500	2,632,627
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50	(a)	1,910	2,150,990
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45		1,365	1,763,045
Enel SpA (Italy),
Jr. Sub. Notes, 144A
8.750%(ff)	09/24/73	(a)	900	1,051,645

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Entergy Louisiana LLC,
Sec’d. Notes
4.000%	03/15/33		2,260	$2,816,595
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21		2,000	1,990,001
7.125%	02/11/25		1,025	1,049,981
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23		400	407,978
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		900	1,402,329
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30	(a)	2,670	2,823,525
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		995	1,148,788
Mexico Generadora de Energia S de rl (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		1,753	2,045,859
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		3,750	3,962,400
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	(a)	765	792,571
2.450%	12/02/27		3,325	3,489,639
PECO Energy Co.,
First Mortgage
3.150%	10/15/25		3,500	3,895,919
3.700%	09/15/47		2,400	2,926,468
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		60	63,890
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47	(a)	5,090	5,947,003
5.000%	03/15/44		2,610	3,361,624
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30	(a)	7,200	8,178,145
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	(h)	6,165	7,242,223
Southern Co. (The),
Jr. Sub. Notes, Series B
5.500%(ff)	03/15/57		342	354,293

				73,722,930

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		965	1,060,918
7.250%	06/15/28	(a)	925	1,050,663

				2,111,581

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21			525	$536,070

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	(a)		1,500	1,552,521

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	04/24/26			123	83,408

Foods — 0.1%
Campbell Soup Co.,
Sr. Unsec’d. Notes
2.375%	04/24/30	(a)		5,220	5,510,015
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,230	1,270,171
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29			810	942,745
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39			850	945,062
4.875%	10/01/49	(a)		5,100	5,918,762

					14,586,755

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24			1,150	1,256,932
5.750%	05/20/27			1,361	1,552,211
5.875%	08/20/26			2,200	2,466,835
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44			85	107,063
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48	(a)		5,540	6,793,946
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			1,200	1,473,939
Southwest Gas Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/30	(a)		1,810	1,904,033

					15,554,959

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46			225	331,778
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	4,460	5,861,784

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	600	$834,618
2.250%	03/07/39		EUR	1,005	1,521,998
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	2,150	2,886,637
1.875%	10/01/49		EUR	1,430	2,019,346

					13,456,161

Healthcare-Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42			1,318	1,619,032
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.500%	07/01/57			600	799,827
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29			2,500	2,900,942
4.500%	02/15/27			10,500	12,215,267
4.750%	05/01/23			1,000	1,091,063
5.125%	06/15/39	(a)		2,000	2,555,700
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30			5,185	5,410,729
3.200%	06/01/50			1,390	1,490,004
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52	(a)		1,630	2,141,535
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50			4,415	4,725,024
New York & Presbyterian Hospital (The),
Unsec’d. Notes, Series 2019
3.954%	08/01/2119			3,560	4,118,107
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47			9,675	11,725,048
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31			5,105	5,604,629
5.750%	01/30/40			1,126	1,448,924
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.625%	07/15/24			450	461,020
Sr. Sec’d. Notes, 144A
4.625%	06/15/28			315	331,180
7.500%	04/01/25	(a)		1,550	1,696,293
Sr. Unsec’d. Notes
6.750%	06/15/23			2,425	2,605,553
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41			1,825	2,481,206

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	06/01/26			1,015	$1,056,190

					66,477,273

Home Builders — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	(a)		2,000	2,067,401
6.250%	09/15/27	(a)		865	918,724
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	(a)		2,440	2,606,129
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			1,620	1,834,772
6.625%	07/15/27			1,900	2,057,896

					9,484,922

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,000	2,527,811

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23			7,518	7,894,231

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	01/15/55			1,125	1,451,924
6.250%	05/01/36			3,700	5,305,126
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46			950	1,293,317
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			915	1,240,845
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44			2,825	3,712,543
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	2,200	2,830,622
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29			12,000	14,673,707
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			1,625	2,476,401
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50			1,660	2,095,571
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59			596	686,182

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	(a)	1,375	$1,854,071

				37,620,309

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.625%	06/15/30	(a)	1,040	1,219,631
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	768	812,255
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25	(a)	1,500	1,681,062

				3,712,948

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	05/01/32		5,825	6,218,520
4.750%	03/01/30		880	949,616
5.750%	02/15/26		3,000	3,098,099
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	05/01/47		2,575	3,215,014
6.384%	10/23/35		3,945	5,403,017
6.484%	10/23/45		4,485	6,362,896
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50		2,860	3,355,625
3.700%	04/15/24		1,250	1,377,920
3.750%	04/01/40		3,725	4,487,561
6.950%	08/15/37		1,100	1,769,782
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		2,460	2,425,794
Discovery Communications LLC,
Gtd. Notes, 144A
4.000%	09/15/55		1,539	1,713,623
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		685	890,021
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22	(a)	1,000	1,051,393
Gtd. Notes, 144A
5.375%	06/15/24		395	435,684

				42,754,565

Mining — 0.0%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		5,415	7,787,832

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		6,500	$6,059,208
7.875%	04/15/27	(a)	3,500	3,218,035

				9,277,243

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		5,750	5,814,150
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		1,238	1,273,529

				7,087,679

Oil & Gas — 0.5%
Antero Resources Corp.,
Sr. Unsec’d. Notes, 144A
8.375%	07/15/26		1,050	1,068,456
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
9.000%	11/01/27		186	206,925
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		800	760,880
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	—	(rr)	8,240	8,791,390
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		3,495	4,573,482
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37		3,985	4,494,267
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		1,355	1,362,019
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47	(a)	815	1,107,982
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		1,560	1,903,504
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25	(a)	4,395	4,880,622
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.800%	09/15/37		2,450	3,145,717
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27	(a)	2,000	2,066,855
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		690	967,235
5.250%	11/15/43		690	977,024
6.000%	03/01/41		1,420	2,133,657

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			3,000	$1,381,706
6.950%	07/01/24	(a)		3,500	3,806,307
7.500%	05/01/31			2,450	2,764,262
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34			1,000	1,150,999
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)		559	625,077
5.600%	01/03/31	(a)		1,700	1,949,762
6.625%	01/16/34		GBP	1,280	2,138,230
7.375%	01/17/27			2,995	3,715,342
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	718	882,495
6.350%	02/12/48			1,902	1,717,933
6.500%	03/13/27			650	685,307
6.500%	01/23/29			1,000	1,036,559
6.840%	01/23/30			1,282	1,335,466
7.690%	01/23/50			2,077	2,098,060
Gtd. Notes, EMTN
4.875%	02/21/28		EUR	2,860	3,559,803
Range Resources Corp.,
Gtd. Notes
5.000%	03/15/23			1,925	1,886,542
9.250%	02/01/26	(a)		2,000	2,089,893
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38			1,403	1,949,038
6.800%	05/15/38			1,755	2,459,388
Total Capital International SA (France),
Gtd. Notes
3.127%	05/29/50			4,185	4,551,228
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/25			439	360,055

					80,583,467

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28			6,297	7,091,105
4.000%	12/21/25	(a)		413	469,355

					7,560,460

Packaging & Containers — 0.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%
5.000%	06/30/27		EUR	4,118	5,131,595
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22			1,750	1,841,037

					6,972,632

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/22		2,533	$2,610,993
4.250%	11/21/49		10,000	12,561,920
4.500%	05/14/35		2,530	3,180,415
4.550%	03/15/35		1,830	2,315,189
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.250%	01/30/30	(a)	500	524,040
6.250%	02/15/29		1,715	1,861,485
7.000%	01/15/28		840	921,700
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40		1,470	1,506,598
4.125%	06/15/39		1,375	1,759,416
5.000%	08/15/45		3,405	4,903,300
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		4,808	5,426,684
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29		6,500	7,316,955
4.300%	03/25/28		1,692	2,006,929
5.050%	03/25/48		3,655	4,943,474
5.125%	07/20/45		1,750	2,345,039
5.300%	12/05/43		430	580,153
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	(a)	2,035	2,169,570
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		4,545	5,944,861
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40		3,905	4,383,807
4.000%	06/22/50		2,710	3,087,099

				70,349,627

Pipelines — 0.3%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28	(a)	3,815	4,390,519
5.000%	05/15/50	(a)	2,835	3,061,847
5.875%	01/15/24		1,300	1,459,844
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	2,990	2,858,644
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	(a)	600	591,716
5.600%	04/01/44		350	280,865
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39		1,000	1,383,553
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,593	1,833,997

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30		3,465	$3,652,549
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45		685	881,008
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47		290	356,893
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	(a)	1,035	1,079,169
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22		2,874	2,993,088
6.850%	10/15/37		3,550	4,565,425
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		1,700	1,898,189
6.350%	01/15/31	(a)	3,000	3,850,652
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25	(a)	1,250	1,354,604
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.300%	01/31/43		2,950	2,903,319
4.700%	06/15/44	(a)	855	888,860
4.900%	02/15/45		3,000	3,216,253
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25		1,000	1,078,216
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30	(a)	1,325	1,364,296
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		395	391,088
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	(a)	1,920	2,178,344
4.900%	01/15/45		1,955	2,325,615
5.400%	03/04/44		3,260	4,019,842

				54,858,395

Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	(a)	2,735	3,144,337
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		410	470,735
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		2,640	2,879,476
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		4,150	4,471,571

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25		EUR	4,225	$5,499,192
3.692%	06/05/28		GBP	3,900	5,775,627
5.250%	08/01/26			285	298,315
Ventas Realty LP,
Gtd. Notes
3.125%	06/15/23			1,640	1,731,160
VEREIT Operating Partnership LP,
Gtd. Notes
3.400%	01/15/28			7,870	8,685,670

					32,956,083

Retail — 0.1%
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30	(a)		4,010	4,826,097
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.250%	10/30/25		EUR	2,200	2,762,446
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23			1,200	1,294,314
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		4,435	4,576,233

					13,459,090

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes
4.750%	04/15/29			16,175	19,333,714

Software — 0.0%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50			3,715	3,600,341
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50			16	16,828
4.100%	02/06/37			29	37,900

					3,655,069

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41			6,095	6,542,397
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33			17	17,477
3.500%	09/15/53			18,692	18,776,546
3.650%	09/15/59			1,533	1,543,235
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36			1,350	1,664,394
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27			8,540	9,270,453

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22	2,175	$2,352,662
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	350	352,916
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26	2,700	2,795,519
Sr. Sec’d. Notes, 144A
2.550%	02/15/31	14,700	15,440,591
3.000%	02/15/41	480	496,567
3.300%	02/15/51	580	594,817
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	10,330	10,440,443
4.522%	09/15/48	1,625	2,102,212

			72,390,229

Transportation — 0.0%
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50	3,555	3,958,319
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23	1,785	1,817,198

			5,775,517

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.300%	04/01/21	3,865	3,883,028

TOTAL CORPORATE BONDS
(cost $1,037,378,278)			1,127,231,963

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	555	655,466

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,330	2,296,125
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	4,685	6,353,470
Los Angeles Department of Water,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,850	2,515,038
University of California,
Taxable, Revenue Bonds, Series AP
3.931%	05/15/45	340	415,463
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	850	1,201,696

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	360	$440,539

			13,222,331

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	955	1,588,595

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	550	805,811

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	11,855	12,593,210

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,805,040

North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-002, Class A3, 3 Month LIBOR + 0.800%
1.015%(c)	07/25/36	9,900	9,870,300

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	265	492,166

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	1,035	1,559,279
Revenue Bonds, BABs, Series B
5.511%	12/01/45	1,815	2,699,413

			4,258,692

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	1,925	2,580,636

TOTAL MUNICIPAL BONDS
(cost $44,152,301)			48,872,247

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
0.338%(c)	03/27/36	1,033	1,017,099
Banc of America Funding Trust,
Series 2015-R09, Class 1A1, 144A
1.464%(cc)	12/26/46	4,002	3,993,370

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.748%(c)	04/25/28	1,782	$1,778,930
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.598%(c)	04/25/29	682	682,714
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	06/25/30	1,143	1,146,162
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)
3.548%(c)	06/25/30	620	626,366
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/26/30	695	696,961
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	08/26/30	550	555,846
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	08/26/30	650	663,612
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	10/25/30	685	685,601
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	10/25/30	500	501,271
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.848%(c)	10/25/30	650	652,736
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30	1,415	1,415,946
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.750%(c)	06/25/30	1,030	1,030,428
BVRT Financing Trust,
Series 2019-01, Class F, 144A
2.299%	09/15/21^	16,810	16,692,200
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.655%(c)	11/01/23	6,800	6,799,999
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.155%(c)	01/25/57	3,316	3,339,882
Series 2017-05, Class A3, 144A
4.000%(cc)	05/25/57	4,600	4,600,435
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	5,744	5,750,997
Credit Suisse Mortgage Trust,
Series 2020-RPL5, Class A1, 144A
3.023%	08/25/60	1,181	1,184,553

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.948%(c)		04/25/29	620	$616,723
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)		10/25/30	2,460	2,480,750
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.148%(c)		10/25/30	1,220	1,237,361
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.648%(c)		10/25/30	860	874,960
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)		05/25/30	1,105	1,098,781
Fannie Mae REMICS,
Series 2012-134, Class IL, IO
3.500%		12/25/32	515	57,161
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)		11/25/50	2,075	2,111,215
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.248%(c)		06/25/50	485	503,818
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)		06/25/50	1,965	1,974,810
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)		08/25/50	3,710	3,936,897
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)		08/25/50	1,915	1,941,753
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.882%(c)		10/25/50	1,575	1,637,069
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.882%(c)		10/25/50	1,180	1,195,076
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.748%(c)		07/25/50	5,180	5,215,843
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)		09/25/50	750	781,768
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.298%(c)		09/25/50	535	539,929
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)		09/25/48	2	2,126

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	01/25/49		53	$53,067
Finsbury Square PLC (United Kingdom),
Series 2020-02A, Class A, 144A
0.000%(cc)	06/16/70	GBP	1,990	2,738,664
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59		9,530	9,687,126
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	10/26/36		1,271	1,251,014
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	10/26/36		1,600	1,522,769
HarborView Mortgage Loan Trust,
Series 2005-01, Class 2A1A, 1 Month LIBOR + 0.540% (Cap 10.500%, Floor 0.540%)
0.692%(c)	03/19/35		1,535	1,516,189
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.798%(c)	05/25/29		86	84,670
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.748%(c)	10/25/30		1,800	1,814,264
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	10/25/30		1,000	1,015,978
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.298%(c)	10/25/30		600	613,376
Impac Secured Assets Trust,
Series 2006-01, Class 2A2, 1 Month LIBOR + 0.410% (Cap 11.500%, Floor 0.410%)
0.558%(c)	05/25/36		240	221,456
Series 2006-02, Class 2M1, 1 Month LIBOR + 0.500% (Cap 11.500%, Floor 0.500%)
0.648%(c)	08/25/36		790	778,271
Legacy Mortgage Asset Trust,
Series 2020-SL01, Class A, 144A
2.734%	01/25/60		3,442	3,445,620
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.655%(c)	04/01/24		1,410	1,405,062
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.399%(c)	01/23/23		1,510	1,511,114
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23		1,435	1,435,050
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.499%(c)	04/23/23		2,775	2,775,097

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.149%(c)	08/10/23	4,100	$4,100,799
Series 2020-05, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.149%(c)	08/10/23	21,315	21,322,140
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.755%(c)	12/11/21	26,820	26,825,230
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	09/23/21	10,560	10,567,763
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)
3.500%(c)	09/23/21	6,170	6,174,731
Series 2020-09, Class AX, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)
2.250%(c)	05/05/21^	34,200	34,292,887
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.548%(c)	07/25/29	23	22,687
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	07/25/30	725	726,729
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)
4.898%(c)	07/25/30	2,700	2,727,353
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.548%(c)	10/25/30	465	465,602
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.748%(c)	10/25/30	615	620,090
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.798%(c)	06/25/57	3,552	3,542,702
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.967%(c)	12/25/22	11,780	11,780,813
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.548%(c)	03/25/28	209	209,184
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.848%(c)	03/25/28	2,810	2,815,711
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	06/25/29	18	17,967

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
3.298%(c)	10/25/30		3,720	$3,733,743
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	10/25/30		1,975	1,996,002
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.748%(c)	10/25/30		1,550	1,577,034
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.250% (Cap N/A, Floor 0.000%)
1.304%(c)	06/20/70	GBP	5,295	7,303,053
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.643%(c)	05/20/21	10,240		10,250,531
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.420% (Cap 10.500%, Floor 0.420%)
0.568%(c)	06/25/44		1,102	1,071,245

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $261,270,343)				264,033,931

SOVEREIGN BONDS — 0.8%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30		7,435	3,023,079
0.125%(cc)	01/09/38		2,976	1,219,182
1.000%	07/09/29		447	194,124
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		1,735	1,821,262
3.375%	08/20/50		1,100	1,186,978
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		3,932	4,266,192
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	1,000	1,261,419
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37		800	1,168,058
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25	EUR	2,020	2,569,394
4.750%	04/16/26	EUR	3,580	4,541,541
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A
6.375%	02/11/27		1,960	2,038,878
Hellenic Republic Government Bond (Greece),
Bonds
3.650%(cc)	02/24/23	EUR	1,000	1,323,468
3.650%(cc)	02/24/24	EUR	1,000	1,368,736
3.650%(cc)	02/24/26	EUR	800	1,155,795
3.650%(cc)	02/24/31	EUR	2,960	4,677,111

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.650%(cc)	02/24/32	EUR	2,410	$3,884,018
3.650%(cc)	02/24/35	EUR	1,795	3,007,047
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	2,042,893
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,280	1,638,857
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	6,820	10,069,116
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		2,200	2,294,008
2.125%	10/25/23		3,200	3,343,981
2.375%	02/13/25		3,000	3,209,091
2.625%	04/20/22		1,400	1,440,543
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		19,351	22,497,710
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		3,230	4,201,887
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21		2,640	1,071,913
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		12,335	14,325,528
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	5,880	10,566,261
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		12,210	15,695,058
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	780	1,165,985
4.125%	03/11/39	EUR	1,576	2,406,233
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30		3,930	3,898,579
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		1,600	1,646,837
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21		1,500	1,554,486
8.994%	02/01/24		675	764,558
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	2,395	2,792,926
7.750%	09/01/22		1,785	1,909,798
8.994%	02/01/24		1,000	1,132,678
9.750%	11/01/28		1,200	1,477,660

TOTAL SOVEREIGN BONDS (cost $134,298,593)				149,852,868

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Fannie Mae Principal Strips, MTN
2.311%(s)	10/08/27		1,735	1,615,261

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	(k)	910	$1,408,390
6.750%	09/15/29	(k)	4,030	6,017,066
6.750%	03/15/31		2,800	4,312,186
Federal Home Loan Mortgage Corp., MTN
(3.586)%(s)	12/14/29		2,100	1,865,871
Federal National Mortgage Assoc.
2.000%	TBA		45,500	47,257,734
2.000%	TBA		131,000	135,820,221
2.500%	TBA		21,000	22,095,090
6.250%	05/15/29	(a)	4,270	6,083,134
6.625%	11/15/30	(k)	1,340	2,027,763
7.125%	01/15/30	(k)	100	152,732
Government National Mortgage Assoc.
2.000%	TBA		8,500	8,873,192
2.500%	TBA		30,500	32,219,214
3.000%	TBA		13,000	13,592,487
3.000%	12/20/49		8,772	9,175,527
Tennessee Valley Authority Generic Strips, Bonds
2.769%(s)	09/15/30		2,480	2,090,782
2.897%(s)	03/15/33		461	364,298

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $290,816,108)				294,970,948

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds
1.375%	11/15/40	(a)(h)	71,250	70,415,039
1.375%	08/15/50	(a)	6,995	6,542,511
2.875%	05/15/43		22,570	28,508,731
3.000%	11/15/44		39,215	50,722,152
3.000%	05/15/45		14,380	18,646,816
3.125%	02/15/43	(h)	3,205	4,200,052
3.375%	05/15/44		30,525	41,714,320
3.625%	08/15/43	(a)	36,025	50,840,281
3.625%	02/15/44	(a)	39,450	55,809,422
3.750%	11/15/43		28,740	41,336,203
U.S. Treasury Notes
0.125%	07/31/22		120	120,009
0.250%	06/30/25		15,381	15,340,144
0.500%	03/31/25		367	370,326
0.625%	03/31/27		16,180	16,271,013
0.875%	11/15/30	(a)	10,605	10,563,574
1.500%	08/15/22	(k)	1,000	1,022,227
1.500%	09/15/22	(k)	1,600	1,637,125
2.125%	05/15/25		5,000	5,396,094
2.250%	11/15/25		9,425	10,293,131
2.625%	02/15/29		745	854,888
3.125%	11/15/28		1,805	2,136,105
U.S. Treasury Strips Coupon
0.479%(s)	05/15/26		5,000	4,866,406
1.020%(s)	05/15/33		1,195	1,022,285
1.279%(s)	11/15/41	(h)	21,500	15,425,410
1.408%(s)	08/15/40	(k)	20,340	14,976,914
1.511%(s)	02/15/25		15,000	14,804,297
1.559%(s)	02/15/26		14,500	14,162,988
1.872%(s)	05/15/31	(k)	1,600	1,422,813
2.089%(s)	11/15/35	(k)	2,330	1,898,222
2.131%(s)	11/15/28	(k)	1,620	1,513,434

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.161%(s)	05/15/29	(k)	1,235	$1,144,160
U.S. Treasury Strips Principal
1.333%(s)	02/15/49		2,295	1,432,492
2.118%(s)	02/15/45		5,750	3,894,727

TOTAL U.S. TREASURY OBLIGATIONS (cost $513,029,231)				509,304,311

TOTAL LONG-TERM INVESTMENTS (cost $12,542,508,149)				14,546,123,465

		Shares

SHORT-TERM INVESTMENTS — 21.3%

AFFILIATED MUTUAL FUNDS — 20.1%
PGIM Core Ultra Short Bond Fund(w) 3,094,692,355			3,094,692,355
PGIM Institutional Money Market Fund (cost $445,663,616; includes $445,589,239 of cash collateral for securities on loan)(b)(w)		445,825,402	445,602,489

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,540,355,971)			3,540,294,844

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 1.0%
U.S. Treasury Bills
0.050%	02/25/21	600	599,945
0.072%	02/25/21	177,600	177,583,515
0.075%	03/18/21	7,000	6,999,029

TOTAL U.S. TREASURY OBLIGATIONS (cost $185,179,222)			185,182,489

OPTIONS PURCHASED*~ — 0.2% (cost $16,710,119)			26,949,850

TOTAL SHORT-TERM INVESTMENTS (cost $3,742,245,312)			3,752,427,183

TOTAL INVESTMENTS — 103.8% (cost $16,284,753,461)			18,298,550,648

Liabilities in excess of other assets(z) — (3.8)%			(666,627,916)

NET ASSETS — 100.0%			$17,631,922,732

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $57,041,277 and 0.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $433,343,208; cash collateral of $445,589,239 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (FLEX)	Call	02/03/25	$3,310.00	105	11	$8,393,078
S&P 500 Index (FLEX)	Call	12/02/25	$3,150.00	50	5	4,681,159
S&P 500 Index (FLEX)	Call	02/03/26	$3,320.00	164	16	13,875,613

Total Options Purchased (cost $16,710,119)						$26,949,850

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,072	2 Year U.S. Treasury Notes	Mar. 2021	$236,886,874	$218,161
5,506	5 Year U.S. Treasury Notes	Mar. 2021	694,659,314	1,286,014
1,134	10 Year U.S. Treasury Notes	Mar. 2021	156,580,599	(37,082)
70	10 Year U.S. Ultra Treasury Notes	Mar. 2021	10,945,157	(24,549)
1,285	20 Year U.S. Treasury Bonds	Mar. 2021	222,545,938	(2,850,091)
284	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	60,651,750	(56,465)
813	Mini MSCI EAFE Index	Mar. 2021	86,617,020	992,403
2,239	NASDAQ 100 E-Mini Index	Mar. 2021	577,012,690	22,984,041
1,703	Russell 2000 E-Mini Index	Mar. 2021	168,154,220	5,487,203
7,087	S&P 500 E-Mini Index	Mar. 2021	1,328,387,280	33,531,921

				61,531,556

Short Positions:
2,756	2 Year U.S. Treasury Notes	Mar. 2021	609,011,405	(622,184)
608	5 Year Euro-Bobl	Mar. 2021	100,406,729	16,296
353	10 Year Euro-Bund	Mar. 2021	76,605,909	(198,578)
89	10 Year U.S. Treasury Notes	Mar. 2021	12,288,954	(21,163)
61	20 Year U.S. Treasury Bonds	Mar. 2021	10,564,438	(5,269)
121	Euro Schatz Index	Mar. 2021	16,596,451	5,631

				(825,267)

				$60,706,289

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/20/21	Goldman Sachs International	CAD 934	$699,669	$734,006	$34,337	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/21	Citibank, N.A.	GBP	1,631	$2,178,953	$2,230,738	$—	$(51,785)
Expiring 01/12/21	Morgan Stanley & Co. International PLC	GBP	25,168	33,425,204	34,420,629	—	(995,425)
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,200	914,124	942,814	—	(28,690)
Euro,
Expiring 01/12/21	Bank of America, N.A.	EUR	30,000	35,911,140	36,661,123	—	(749,983)
Expiring 01/12/21	Barclays Bank PLC	EUR	812	994,433	991,784	2,649	—
Expiring 01/12/21	Citibank, N.A.	EUR	14,000	17,061,618	17,108,524	—	(46,906)
Expiring 01/12/21	Citibank, N.A.	EUR	4,592	5,567,797	5,611,443	—	(43,646)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	98,253	116,741,894	120,069,389	—	(3,327,495)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	2,561	3,119,699	3,129,234	—	(9,535)
Expiring 01/12/21	The Toronto-Dominion Bank	EUR	376	453,891	459,051	—	(5,160)
Expiring 01/12/21	UBS AG	EUR	12,364	14,659,861	15,108,776	—	(448,915)

				$231,028,614	$236,733,505	2,649	(5,707,540)

						$36,986	$(5,707,540)

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Federation of Russia	12/20/23	1.000%(Q)	18,000	0.507%	$269,369	$(12,041)	$281,410	Barclays Bank PLC
Government of Malaysia	12/20/23	1.000%(Q)	6,000	0.192%	146,676	(4,014)	150,690	Barclays Bank PLC
People’s Republic of China	12/20/23	1.000%(Q)	20,000	0.121%	532,335	(13,379)	545,714	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	30,000	0.885%	111,709	(20,068)	131,777	Barclays Bank PLC
Republic of Chile	12/20/23	1.000%(Q)	6,000	0.192%	146,887	(4,014)	150,901	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	8,000	0.432%	137,809	(5,352)	143,161	Barclays Bank PLC
Republic of Indonesia	12/20/23	1.000%(Q)	8,000	0.338%	160,261	(5,352)	165,613	Barclays Bank PLC
Republic of Panama	12/20/23	1.000%(Q)	6,000	0.208%	144,033	(4,014)	148,047	Barclays Bank PLC
Republic of Peru	12/20/23	1.000%(Q)	6,000	0.263%	133,965	(4,014)	137,979	Barclays Bank PLC
Republic of Philippines	12/20/23	1.000%(Q)	6,000	0.185%	148,051	(4,014)	152,065	Barclays Bank PLC
Republic of South Africa	12/20/23	1.000%(Q)	18,000	1.329%	(168,990)	(12,041)	(156,949)	Barclays Bank PLC
Republic of Turkey	12/20/23	1.000%(Q)	30,000	2.541%	(1,316,913)	(20,068)	(1,296,845)	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	26,000	0.376%	492,158	(17,393)	509,551	Barclays Bank PLC

					$937,350	$(125,764)	$1,063,114

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices—Buy Protection(1)**:
CDX.EM.30.V1	12/20/23	1.000%(Q)	188,000	$(1,226,052)	$(29,464)	$(1,196,588)	Barclays Bank PLC

**

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
United Mexican States	06/20/23	1.000%(Q)	2,550	$(43,680)	$10,313	$(53,993)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	2,520	(43,167)	25,888	(69,055)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	845	(14,474)	9,653	(24,127)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(14,389)	8,871	(23,260)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(14,389)	3,211	(17,600)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	435	(7,451)	1,766	(9,217)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	335	(5,867)	1,873	(7,740)	Citibank, N.A.

				$(143,417)	$61,575	$(204,992)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	7,800	0.723%	$23,696	$41,029	$(17,333)	Bank of America, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,125	2.744%	$(88,370)	$(76,086)	$(12,284)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,100	2.744%	(87,330)	(90,318)	2,988	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	705	2.744%	(29,318)	(31,071)	1,753	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	2.744%	(29,110)	(30,293)	1,183	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	2.744%	(29,111)	(25,182)	(3,929)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	355	2.744%	(14,763)	(12,698)	(2,065)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	335	3.330%	(28,949)	(25,092)	(3,857)	Citibank, N.A.

					$(283,255)	$(249,711)	$(33,544)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	11,900	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(50)	$292,808	$292,858
BRL	44,323	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	—	410,752	410,752
BRL	13,051	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	226,988	226,988
BRL	14,797	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	262,982	262,982
BRL	11,949	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	197,261	197,261

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	33,240	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(334)	$55,236	$55,570
CNH	96,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	154,700	154,700
CNH	35,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(24)	65,016	65,040
CNH	50,000	10/11/24	2.880%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(104)	83,370	83,474
COP	7,750,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	152,290	152,290
COP	5,475,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	159,184	159,184
COP	3,831,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	107,711	107,711
EUR	10,215	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(133,622)	(567,246)	(433,624)
EUR	10,215	05/11/28	0.500%(A)	1 Day EONIA(2)(A)	863,426	964,022	100,596
GBP	2,931	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(192,225)	(192,225)
GBP	5,285	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(313,947)	(699,814)	(385,867)
HUF	196,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	16,052	16,052
HUF	3,067,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	260,609	260,609
HUF	864,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	128,372	128,372
NZD	4,200	02/14/30	1.522%(S)	3 Month BBR(2)(Q)	—	180,302	180,302
	6,100	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(454,263)	(454,263)
ZAR	183,200	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(5,805)	(377,339)	(371,534)
ZAR	11,200	08/03/25	5.075%(Q)	3 Month JIBAR(1)(Q)	77	(18,739)	(18,816)
ZAR	13,600	12/17/25	4.855%(Q)	3 Month JIBAR(1)(Q)	—	(6,301)	(6,301)
ZAR	54,400	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(2,314)	324,533	326,847
ZAR	73,000	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(21,198)	428,026	449,224
ZAR	39,200	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	1,017	252,343	251,326
ZAR	34,900	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(305)	257,938	258,243
ZAR	23,100	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(210)	177,575	177,785
ZAR	4,100	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(16)	48,467	48,483
ZAR	7,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(154)	119,796	119,950
ZAR	24,600	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(1,441)	102,995	104,436
ZAR	109,800	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(3,001)	384,543	387,544
ZAR	6,600	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(102)	21,034	21,136

					$381,893	$3,518,978	$3,137,085

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS.FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	532	$(323)	$(1,090)	$767

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$102,604	$(447,058)	$2,523,599	$(2,894,842)

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$214,000	$9,960,364
Goldman Sachs & Co. LLC	—	185,182,489

Total	$214,000	$195,142,853

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$7,984,779,996	$2,744,190,129	$6,190
Exchange-Traded Funds	20,809,497	—	—
Preferred Stocks	2,354,766	27,161,559	—
Rights	—	9,320	—
Asset-Backed Securities
Automobiles	—	67,168,449	—
Collateralized Loan Obligations	—	678,571,349	—
Consumer Loans	—	47,132,205	—
Credit Cards	—	24,636,222	—
Equipment	—	6,792,105	—
Home Equity Loans	—	8,390,653	—
Other	—	16,063,445	—
Residential Mortgage-Backed Securities	—	23,245,143	6,050,000
Student Loans	—	63,816,841	—
Bank Loans	—	11,489,869	—
Commercial Mortgage-Backed Securities	—	419,189,459	—
Corporate Bonds	—	1,127,231,963	—
Municipal Bonds	—	48,872,247	—
Residential Mortgage-Backed Securities	—	213,048,844	50,985,087
Sovereign Bonds	—	149,852,868	—
U.S. Government Agency Obligations	—	294,970,948	—
U.S. Treasury Obligations	—	694,486,800	—
Affiliated Mutual Funds	3,540,294,844	—	—
Options Purchased	—	26,949,850	—

Total	$11,548,239,103	$6,693,270,268	$57,041,277

Other Financial Instruments*
Assets
Futures Contracts	$64,521,670	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	36,986	—
OTC Packaged Credit Default Swap Agreements	—	2,423,253	—
OTC Credit Default Swap Agreement	—	23,696	—
Centrally Cleared Interest Rate Swap Agreements	—	4,999,715	—

Total	$64,521,670	$7,483,650	$—

Liabilities
Futures Contracts	$(3,815,381)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(5,707,540)	$—
OTC Packaged Credit Default Swap Agreements	—	(2,711,955)	—
OTC Credit Default Swap Agreements	—	(450,368)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,862,630)	—
OTC Total Return Swap Agreement	—	(323)	—

Total	$(3,815,381)	$(10,732,816)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	20.1%
Banks	4.6
Software	4.1
U.S. Treasury Obligations	3.9
Collateralized Loan Obligations	3.8
Pharmaceuticals	3.4
Semiconductors & Semiconductor Equipment	2.9
Technology Hardware, Storage & Peripherals	2.6
IT Services	2.4
Interactive Media & Services	2.4
Commercial Mortgage-Backed Securities	2.4
Internet & Direct Marketing Retail	2.4
Health Care Equipment & Supplies	2.1
Capital Markets	1.9
Insurance	1.7
U.S. Government Agency Obligations	1.7
Machinery	1.7
Residential Mortgage-Backed Securities	1.7
Equity Real Estate Investment Trusts (REITs)	1.6
Metals & Mining	1.6
Specialty Retail	1.4
Chemicals	1.4
Health Care Providers & Services	1.3
Biotechnology	1.2
Food & Staples Retailing	1.1
Food Products	1.1
Diversified Telecommunication Services	1.1
Oil, Gas & Consumable Fuels	1.0
Automobiles	1.0
Aerospace & Defense	0.9
Electric Utilities	0.9
Hotels, Restaurants & Leisure	0.9
Entertainment	0.9
Sovereign Bonds	0.8
Electrical Equipment	0.8
Household Products	0.8
Life Sciences Tools & Services	0.7
Electronic Equipment, Instruments & Components	0.7
Tobacco	0.7
Household Durables	0.6
Communications Equipment	0.6

Building Products	0.6%
Trading Companies & Distributors	0.6
Multiline Retail	0.6
Beverages	0.6
Media	0.5
Multi-Utilities	0.5
Oil & Gas	0.5
Construction & Engineering	0.4
Electric	0.4
Professional Services	0.4
Diversified Financial Services	0.4
Telecommunications	0.4
Independent Power & Renewable Electricity Producers	0.4
Industrial Conglomerates	0.4
Healthcare-Services	0.4
Air Freight & Logistics	0.4
Real Estate Management & Development	0.4
Student Loans	0.4
Gas Utilities	0.4
Leisure Products	0.3
Auto Components	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Pipelines	0.3
Road & Rail	0.3
Wireless Telecommunication Services	0.3
Municipal Bonds	0.3
Consumer Loans	0.3
Personal Products	0.2
Consumer Finance	0.2
Textiles, Apparel & Luxury Goods	0.2
Construction Materials	0.2
Marine	0.2
Auto Manufacturers	0.2
Real Estate Investment Trusts (REITs)	0.2
Commercial Services & Supplies	0.2
Options Purchased	0.2
Retail	0.2
Credit Cards	0.1
Energy Equipment & Services	0.1
Diversified Consumer Services	0.1
Exchange-Traded Funds	0.1
Commercial Services	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Semiconductors	0.1%
Airlines	0.1
Other	0.1
Gas	0.1
Foods	0.1
Healthcare-Products	0.1
Thrifts & Mortgage Finance	0.1
Health Care Technology	0.1
Auto Parts & Equipment	0.1
Computers	0.1
Home Builders	0.1
Miscellaneous Manufacturing	0.1
Housewares	0.1
Home Equity Loans	0.0	*
Paper & Forest Products	0.0	*
Mining	0.0	*
Oil & Gas Services	0.0	*
Multi-National	0.0	*
Packaging & Containers	0.0	*

Equipment	0.0	*%
Containers & Packaging	0.0	*
Transportation	0.0	*
Trucking & Leasing	0.0	*
Lodging	0.0	*
Water Utilities	0.0	*
Building Materials	0.0	*
Household Products/Wares	0.0	*
Electrical Components & Equipment	0.0	*
Engineering & Construction	0.0	*
Distributors	0.0	*
Transportation Infrastructure	0.0	*
Electronics	0.0	*

	103.8
Liabilities in excess of other assets	(3.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$102,604		Premiums received for OTC swap agreements	$445,968
Credit contracts	Unrealized appreciation on OTC swap agreements	2,522,832		Unrealized depreciation on OTC swap agreements	2,894,842
Equity contracts	Due from/to broker-variation margin futures	62,995,568	*	—	—
Equity contracts	Unaffiliated investments	26,959,170		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	36,986		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,707,540
Interest rate contracts	Due from/to broker-variation margin futures	1,526,102	*	Due from/to broker-variation margin futures	3,815,381	*
Interest rate contracts	Due from/to broker-variation margin swaps	4,999,715	*	Due from/to broker-variation margin swaps	1,862,630	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	1,090
Interest rate contracts	Unrealized appreciation on OTC swap agreements	767		—	—

		$99,143,744			$14,727,451

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(11,442,140)	$—	$—	$(1,204,478)
Equity contracts	(3,000,322)	2,071	6,708,370	—	548,777,812	—	—
Foreign exchange contracts	—	—	—	—	—	(3,170,258)	—
Interest rate contracts	—	—	2,716,493	—	144,409,637	—	(75,670,874)

Total	$(3,000,322)	$2,071	$9,424,863	$(11,442,140)	$693,187,449	$(3,170,258)	$(76,875,352)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(2,304,794)
Equity contracts	8,912	6,900,859	53,354,986	—	—
Foreign exchange contracts	—	—	—	(3,031,677)	—
Interest rate contracts	—	(997,578)	18,504,984	—	35,874,274

Total	$8,912	$5,903,281	$71,859,970	$(3,031,677)	$33,569,480

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$14,924,084	$20,540,000	$3,428,574,548	$984,832,977	$84,142,555

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$226,248,962	$1,008,252,576	$224,183,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$280,770,246	$634,649

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$433,343,208	$(433,343,208)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$41,029	$(767,316)	$(726,287)	$726,287	$—
Barclays Bank PLC	2,519,557	(2,805,610)	(286,053)	286,053	—
Citibank, N.A.	67,499	(660,204)	(592,705)	592,705	—
Credit Suisse International	767	(1,090)	(323)	—	(323)
Goldman Sachs International	34,337	—	34,337	—	34,337
HSBC Bank USA, N.A.	—	(3,337,030)	(3,337,030)	3,337,030	—
Morgan Stanley & Co. International PLC	—	(1,024,115)	(1,024,115)	686,630	(337,485)
The Toronto-Dominion Bank	—	(5,160)	(5,160)	—	(5,160)
UBS AG	—	(448,915)	(448,915)	314,981	(133,934)

	$2,663,189	$(9,049,440)	$(6,386,251)	$5,943,686	$(442,565)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $433,343,208:
Unaffiliated investments (cost $12,744,397,490)	$14,758,255,804
Affiliated investments (cost $3,540,355,971)	3,540,294,844
Foreign currency, at value (cost $18,637,931)	19,211,271
Dividends and interest receivable	31,729,149
Tax reclaim receivable	11,162,382
Due from broker-variation margin futures	10,812,177
Receivable for investments sold	4,377,757
Unrealized appreciation on OTC swap agreements	2,523,599
Receivable for Portfolio shares sold	1,406,050
Receivable from affiliate	744,628
Deposit with broker for centrally cleared/exchange-traded derivatives	214,000
Premiums paid for OTC swap agreements	102,604
Unrealized appreciation on OTC forward foreign currency exchange contracts	36,986
Prepaid expenses and other assets	560,254

Total Assets	18,381,431,505

LIABILITIES
Payable to broker for collateral for securities on loan	445,589,239
Payable for investments purchased	282,198,023
Unrealized depreciation on OTC forward foreign currency exchange contracts	5,707,540
Payable to affiliate	3,769,757
Management fee payable	3,252,010
Unrealized depreciation on OTC swap agreements	2,894,842
Foreign capital gains tax liability accrued	2,229,481
Payable for Portfolio shares purchased	1,829,088
Accrued expenses and other liabilities	995,422
Distribution fee payable	479,846
Premiums received for OTC swap agreements	447,058
Payable to custodian	87,325
Trustees’ fees payable	20,239
Due to broker-variation margin swaps	8,502
Affiliated transfer agent fee payable	401

Total Liabilities	749,508,773

NET ASSETS	$17,631,922,732

Net assets were comprised of:
Partners’ Equity	$17,631,922,732

Net asset value and redemption price per share, $17,631,922,732 / 911,747,721 outstanding shares of beneficial interest	$19.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $8,164,515 foreign withholding tax, of which $2,127,976 is reimbursable by an affiliate)	$194,847,627
Interest income	91,976,651
Affiliated dividend income	21,274,317
Income from securities lending, net (including affiliated income of $1,867,236)	2,508,790

Total income	310,607,385

EXPENSES
Management fee	96,432,821
Distribution fee	39,209,421
Custodian and accounting fees	1,910,238
Trustees’ fees	214,730
Legal fees and expenses	89,487
Audit fee	54,464
Shareholders’ reports	14,600
Transfer agent’s fees and expenses (including affiliated expense of $2,630)	7,035
Miscellaneous	389,846

Total expenses	138,322,642

NET INVESTMENT INCOME (LOSS)	172,284,743

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $374,005) (net of foreign capital gains taxes $(353,436))	(931,121,631)
Futures transactions	693,187,449
Forward currency contract transactions	(3,170,258)
Options written transactions	(11,442,140)
Swap agreements transactions	(76,875,352)
Foreign currency transactions	(3,680,507)

(333,102,439)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(109,130)) (net of change in foreign capital gains taxes $(1,466,377))	399,892,123
Futures	71,859,970
Forward currency contracts	(3,031,677)
Swap agreements	33,569,480
Foreign currencies	581,856

502,871,752

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	169,769,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$342,054,056

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$172,284,743	$307,019,027
Net realized gain (loss) on investment and foreign currency transactions	(333,102,439)	493,902,303
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	502,871,752	2,251,656,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	342,054,056	3,052,578,005

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [585,623,359 and 78,449,109 shares, respectively]	9,091,941,931	1,273,757,756
Portfolio shares purchased [693,492,374 and 77,863,450 shares, respectively]	(10,431,229,297)	(1,323,407,574)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,339,287,366)	(49,649,818)

CAPITAL CONTRIBUTIONS	—	175,305

TOTAL INCREASE (DECREASE)	(997,233,310)	3,003,103,492
NET ASSETS:
Beginning of year	18,629,156,042	15,626,052,550

End of year	$17,631,922,732	$18,629,156,042

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 7 Portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC; Loomis Sayles & Company, L.P.; LSV Asset Management; PGIM Fixed Income, a business unit of PGIM, Inc.; PGIM Limited; Pacific Investment Management Company, LLC (“PIMCO”); QMA LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”); William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio (“AllianzGI World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited

AST Fidelity Institutional AM® Quantitative Portfolio (“Fidelity Institutional AM® Quantitative”)	Long-term capital growth balanced by current income.	Fidelity Institutional Asset Management, LLC (“FIAM”)

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Portfolio	Objective(s)	Subadviser(s)
AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; QMA

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in

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accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call

B4

option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation. Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial/Commodity Futures Contracts:    A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited

B5

to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

B6

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by

B7

the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery

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transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding

B9

taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Advanced Strategies	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.60%
AllianzGI World Trends	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.71%
Balanced Asset Allocation(2)	0.15%	0.15%

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
BlackRock Global Strategies	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.75%
Fidelity Institutional AM® Quantitative	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.63%
Preservation Asset Allocation(2)	0.15%	0.15%
Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.61%

Portfolio	Fee Waivers and/or Expense Limitations
Advanced Strategies	contractually waive 0.0222% through June 30, 2021(1); effective March 1, 2020, contractually waive additional 0.002% through June 30, 2021
AllianzGI World Trends	contractually waive 0.029% through June 30, 2021 effective July 1, 2020, contractually waive additional 0.018% through June 30, 2021
BlackRock Global Strategies	contractually waive 0.022% through June 30, 2021; effective April 1, 2020, contractually waive additional 0.0529% through June 30, 2021
Fidelity Institutional AM® Quantitative	contractually waive 0.02% through June 30, 2021

(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios to gain exposure to small-cap equity securities.

(2)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Preservation Asset Allocation, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

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Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Balanced Asset Allocation and Preservation Asset Allocation. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2020, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Advanced Strategies	$144,528
AllianzGI World Trends	29,679
Fidelity Institutional AM® Quantitative	42,739

AST Investment Services, Inc., PAD, PGIM Investments, PGIM Limited, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment

B12

company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
Advanced Strategies	$18,744,896	$62,391,836	$(3,708,668)
Fidelity Institutional AM® Quantitative	8,423,408	19,409,327	301,415
Prudential Growth Allocation	210,843,815	205,751,560	(23,748,894)

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Advanced Strategies	$1,533
AllianzGI World Trends	448
Balanced Asset Allocation	1,352
BlackRock Global Strategies	252
Fidelity Institutional AM® Quantitative	2,057
Preservation Asset Allocation	81
Prudential Growth Allocation	41,584

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party

B13

consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Advanced Strategies	$795,146
AllianzGI World Trends	691,211
BlackRock Global Strategies	151,209
Fidelity Institutional AM® Quantitative	799,993
Prudential Growth Allocation	2,127,976

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Advanced Strategies	$494,496
AllianzGI World Trends	222,566
BlackRock Global Strategies	40,378
Fidelity Institutional AM® Quantitative	170,735
Prudential Growth Allocation	85,721

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The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Advanced Strategies	$68,528
AllianzGI World Trends	12,016
BlackRock Global Strategies	1,390
Fidelity Institutional AM® Quantitative	39,700
Prudential Growth Allocation	133,721

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, securities sold short and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$11,101,727,465	$12,232,096,868
AllianzGI World Trends	5,016,069,210	5,367,734,726
Balanced Asset Allocation	4,003,694,926	5,042,472,326
BlackRock Global Strategies	4,407,103,867	4,729,430,853
Fidelity Institutional AM® Quantitative	6,023,069,673	6,371,505,029
Preservation Asset Allocation	2,213,896,638	2,754,278,438
Prudential Growth Allocation	17,918,598,434	19,381,091,014

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

Advanced Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Goldman Sachs Small-Cap Value Portfolio*
$ 56,897,528	$—	$15,800,000	$(14,349,538)	$4,760,760	$31,508,750	1,228,890	$—

AST Small-Cap Growth Opportunities Portfolio*
60,571,692	17,721,043	27,555,000	9,625,546	5,335,292	65,698,573	2,014,058	—

AST Small-Cap Growth Portfolio*
58,798,602	17,721,044	27,555,000	15,335,342	4,849,384	69,149,372	878,422	—

AST Small-Cap Value Portfolio*
65,970,786	73,611,572	38,110,000	22,351,126	(15,386,878)	108,436,606	3,711,041	—

PGIM Core Ultra Short Bond Fund*
580,011,354	9,159,086,995	8,507,116,221	—	—	1,231,982,128	1,231,982,128	8,384,712

PGIM Institutional Money Market Fund*
631,921,005	2,403,959,124	2,886,276,127	(47,464)	(640,327)	148,916,211	148,990,706	741,775	**

$1,454,170,967	$11,672,099,778	$11,502,412,348	$32,915,012	$(1,081,769)	$1,655,691,640		$9,126,487

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AllianzGI World Trends
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$56,142,871	$3,570,787,948	$3,425,887,310	$—	$—	$201,043,509	201,043,509	$1,526,808

PGIM Institutional Money Market Fund*
184,221,544	1,800,504,915	1,795,423,272	(25,380)	(219,994)	189,057,813	189,152,389	522,076	**

$240,364,415	$5,371,292,863	$5,221,310,582	$(25,380)	$(219,994)	$390,101,322		$2,048,884

Balanced Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$366,880,651	$77,010,557	$423,905,557	$(26,775,869)	$6,790,218	$—	—	$—

AST AQR Emerging Markets Equity Portfolio*
11,950,583	3,664,999	12,686,684	(559,230)	(2,369,668)	—	—	—

AST AQR Large-Cap Portfolio*
671,176,513	24,595,001	583,798,269	(258,059,722)	146,086,477	—	—	—

AST BlackRock/Loomis Sayles Bond Portfolio*
332,632,019	64,623,200	111,800,156	5,542,134	13,333,724	304,330,921	19,152,355	—

AST ClearBridge Dividend Growth Portfolio*
696,316,979	292,146,049	519,172,048	(119,764,015)	103,103,897	452,630,862	19,645,437	—

AST Emerging Markets Equity Portfolio*
5,636,331	55,026,184	4,485,000	8,868,524	(1,050,005)	63,996,034	6,243,516	—

AST Global Bond Portfolio*
905,733,231	940,853,717	624,205,463	8,204,978	82,618,331	1,313,204,794	106,591,298	—

AST Goldman Sachs Global Income Portfolio*
184,341,255	281,481,408	455,639,540	(17,286,118)	7,102,995	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*
97,376,075	29,565,001	30,175,000	(15,186,629)	11,566,829	93,146,276	3,632,850	—

AST High Yield Portfolio*
17,036,655	72,370,000	3,860,000	2,116,175	(79,268)	87,583,562	7,498,593	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
217,921,019	316,222,791	128,365,000	33,123,231	(21,901,162)	417,000,879	12,571,627	—

AST International Growth Portfolio*
439,256,289	67,415,100	180,637,500	30,547,868	58,908,055	415,489,812	15,411,343	—

AST International Value Portfolio*
433,296,254	110,983,800	107,395,000	(10,978,219)	(7,017,617)	418,889,218	19,638,501	—

AST Jennison Large-Cap Growth Portfolio*
271,362,019	125,513,935	153,652,039	48,356,162	68,613,738	360,193,815	5,772,337	—

AST Large-Cap Core Portfolio*
676,037,815	551,772,326	242,683,206	56,305,624	100,584,740	1,142,017,299	47,524,648	—

AST Loomis Sayles Large-Cap Growth Portfolio*
462,523,926	118,576,263	284,737,319	(30,442,285)	129,691,190	395,611,775	4,706,302	—

AST MFS Growth Portfolio*
264,824,263	150,974,469	147,227,240	(6,707,444)	73,479,960	335,344,008	7,701,975	—

B16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST MFS Large-Cap Value Portfolio*
$ 521,363,582	$211,921,199	$193,781,162	$(30,844,163)	$46,869,293	$555,528,749	22,889,524	$—

AST Mid-Cap Growth Portfolio*
38,216,786	14,514,468	22,205,000	1,477,255	7,278,510	39,282,019	2,481,492	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
20,772,019	9,702,859	8,448,911	(532,692)	(78,828)	21,414,447	617,665	—

AST PIMCO Dynamic Bond Portfolio*
73,124,352	16,979,060	86,846,430	(3,277,210)	20,228	—	—	—

AST Prudential Core Bond Portfolio*
1,292,692,981	233,945,600	513,730,875	(22,887,161)	78,263,865	1,068,284,410	75,231,296	—

AST QMA International Core Equity Portfolio*
367,991,191	80,908,100	98,625,000	13,724,710	(6,353,950)	357,645,051	26,590,710	—

AST Small-Cap Growth Opportunities Portfolio*
85,668,208	16,652,100	40,160,000	6,104,229	10,381,765	78,646,302	2,410,984	—

AST Small-Cap Growth Portfolio*
83,402,328	16,652,200	40,160,000	11,239,528	12,305,727	83,439,783	1,059,957	—

AST Small-Cap Value Portfolio*
71,381,886	45,025,299	37,715,000	6,696,001	(7,615,556)	77,772,630	2,661,623	—

AST T. Rowe Price Large-Cap Growth Portfolio*
331,474,510	157,231,913	181,645,000	31,856,471	73,330,343	412,248,237	6,389,464	—

AST T. Rowe Price Large-Cap Value Portfolio*
483,206,610	318,842,673	391,546,454	16,230,892	(8,560,238)	418,173,483	23,786,888	—

AST Templeton Bond Porfolio*
263,766	—	247,289	(16,477)	—	—	—	—

AST WEDGE Capital Mid-Cap Value Portfolio*
19,855,937	10,809,403	8,315,000	(510,739)	(431,386)	21,408,215	886,469	—

AST Western Asset Core Plus Bond Portfolio*
528,733,554	311,364,067	178,445,000	11,919,385	22,650,470	696,222,476	45,804,110	—

AST Western Asset Emerging Markets Debt Portfolio*
15,417,759	53,655,000	3,480,000	2,796,981	(319,323)	68,070,417	5,184,343	—

PGIM Core Ultra Short Bond Fund*
1,102,225,961	5,031,124,724	4,709,252,079	—	—	1,424,098,606	1,424,098,606	9,823,593

$11,090,093,307	$9,812,123,465	$10,529,028,221	$(248,717,825)	$997,203,354	$11,121,674,080		$9,823,593

BlackRock Global Strategies
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$634,470,133	$3,055,060,609	$2,749,534,794	$—	$—	$939,995,948	939,995,948	$5,667,085

PGIM Institutional Money Market Fund*
143,939,042	762,164,828	799,924,100	(17,270)	(220,600)	105,941,900	105,994,898	232,137	**

$778,409,175	$3,817,225,437	$3,549,458,894	$(17,270)	$(220,600)	$1,045,937,848		$5,899,222

B17

Fidelity Institutional AM® Quantitative
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$230,073,888	$7,488,268,817	$7,078,958,609	$—	$—	$639,384,096	639,384,096	$4,386,087

PGIM Institutional Money Market Fund*
165,537,214	1,360,581,415	1,193,927,024	(61,350)	(92,809)	332,037,446	332,203,548	697,744	**

$395,611,102	$8,848,850,232	$8,272,885,633	$(61,350)	$(92,809)	$971,421,542		$5,083,831

Preservation Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$366,730,115	$69,290,742	$412,949,532	$(29,096,863)	$6,025,538	$—	—	$—

AST AQR Emerging Markets Equity Portfolio*
3,589,708	1,375,000	4,053,544	(190,302)	(720,862)	—	—	—

AST AQR Large-Cap Portfolio*
236,735,356	16,095,001	213,830,492	(75,481,542)	36,481,677	—	—	—

AST BlackRock/Loomis Sayles Bond Portfolio*
333,412,704	55,847,599	97,821,672	6,176,220	13,052,908	310,667,759	19,551,149	—

AST ClearBridge Dividend Growth Portfolio*
242,106,496	107,018,542	186,586,545	(35,450,175)	31,899,452	158,987,770	6,900,511	—

AST Emerging Markets Equity Portfolio*
2,494,255	18,697,843	1,612,500	2,964,591	(279,365)	22,264,824	2,172,178	—

AST Global Bond Portfolio*
908,741,451	923,343,680	589,005,136	17,858,970	80,128,626	1,341,067,591	108,852,889	—

AST Goldman Sachs Global Income Portfolio*
184,326,294	280,290,823	452,084,357	(19,167,215)	6,634,455	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*
33,468,686	10,265,000	11,830,000	(5,825,683)	4,421,677	30,499,680	1,189,535	—

AST High Yield Portfolio*
17,074,358	74,305,000	3,425,000	2,425,160	(232,450)	90,147,068	7,718,071	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
72,385,414	110,946,406	46,430,000	10,525,057	(4,858,553)	142,568,324	4,298,110	—

AST International Growth Portfolio*
151,416,339	29,576,999	70,732,500	10,407,118	23,230,427	143,898,383	5,337,477	—

AST International Value Portfolio*
149,689,495	40,339,500	40,745,000	(1,167,191)	(3,494,334)	144,622,470	6,780,238	—

AST Jennison Large-Cap Growth Portfolio*
91,603,576	48,229,999	59,136,165	16,880,595	25,537,853	123,115,858	1,973,011	—

AST Large-Cap Core Portfolio*
238,456,021	206,296,809	99,686,359	28,046,937	31,526,232	404,639,640	16,838,936	—

AST Loomis Sayles Large-Cap Growth Portfolio*
156,005,414	48,413,331	105,993,772	(2,398,523)	38,940,130	134,966,580	1,605,598	—

AST MFS Growth Portfolio*
89,318,521	57,512,621	56,917,296	912,099	23,537,699	114,363,644	2,626,634	—

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST MFS Large-Cap Value Portfolio*
$ 180,040,707	$78,058,100	$74,396,724	$(9,953,814)	$16,160,715	$189,908,984	7,824,845	$—

AST Mid-Cap Growth Portfolio*
15,226,965	6,137,725	8,490,000	1,436,642	2,745,946	17,057,278	1,077,529	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
8,094,331	3,706,535	3,186,052	169,919	(266,232)	8,518,501	245,702	—

AST PIMCO Dynamic Bond Portfolio*
73,302,964	15,239,400	85,123,371	(2,718,280)	(700,713)	—	—	—

AST Prudential Core Bond Portfolio*
1,297,430,250	198,165,900	464,817,009	(21,272,409)	78,277,691	1,087,784,423	76,604,537	—

AST QMA International Core Equity Portfolio*
126,183,932	32,426,300	37,555,000	5,369,050	(1,233,944)	125,190,338	9,307,832	—

AST Small-Cap Growth Opportunities Portfolio*
28,538,636	6,504,800	15,065,000	2,582,277	3,274,465	25,835,178	792,004	—

AST Small-Cap Growth Portfolio*
29,765,343	6,512,300	15,065,000	5,387,507	3,901,588	30,501,738	387,471	—

AST Small-Cap Value Portfolio*
24,741,208	16,096,800	12,560,000	2,700,974	(2,169,661)	28,809,321	985,945	—

AST T. Rowe Price Large-Cap Growth Portfolio*
111,848,557	60,328,033	69,805,000	10,971,032	27,482,975	140,825,597	2,182,666	—

AST T. Rowe Price Large-Cap Value Portfolio*
160,273,650	114,604,989	137,547,674	8,875,275	(3,238,186)	142,968,054	8,132,426	—

AST Templeton Global Bond Portfolio*
1,496,436	—	1,421,918	(74,518)	—	—	—	—

AST WEDGE Capital Mid-Cap Value Portfolio*
7,724,758	4,152,889	3,135,000	193,058	(423,804)	8,511,901	352,460	—

AST Western Asset Core Plus Bond Portfolio*
529,109,743	302,267,151	153,805,000	12,695,080	23,019,486	713,286,460	46,926,741	—

AST Western Asset Emerging Markets Debt Portfolio*
15,067,884	55,465,000	3,080,000	2,922,838	(310,658)	70,065,064	5,336,258	—

PGIM Core Ultra Short Bond Fund*
513,765,881	2,424,057,649	2,235,958,759	—	—	701,864,771	701,864,771	4,815,616

$6,400,165,448	$5,421,568,466	$5,773,851,377	$(53,296,116)	$458,350,778	$6,452,937,199		$4,815,616

Prudential Growth Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$2,276,966,721	$19,289,248,343	$18,471,522,709	$—	$—	$3,094,692,355	3,094,692,355	$21,274,317

PGIM Institutional Money Market Fund*
556,877,263	3,970,581,101	4,082,120,750	(109,130)	374,005	445,602,489	445,825,402	1,867,236	**

$2,833,843,984	$23,259,829,444	$22,553,643,459	$(109,130)	$374,005	$3,540,294,844		$23,141,553

* The Fund did not have any capital gain distributions during the reporting period.

B19

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolio(s) utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
AllianzGI World Trends	$33,742,500	2.18%	2	$50,861,000	$—
BlackRock Global Strategies	125,000	2.14	4	335,000	—
Fidelity Institutional AM® Quantitative	27,064,333	2.29	6	43,818,000	—
Prudential Growth Allocation	21,902,000	2.05	2	33,862,000	—

B20

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Advanced Strategies	3	99.9%
AllianzGI World Trends	3	99.9
Balanced Asset Allocation	3	99.8
BlackRock Global Strategies	2	95.8
Fidelity Institutional AM® Quantitative	3	99.9
Preservation Asset Allocation	3	99.8
Prudential Growth Allocation	3	99.9

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk:    A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security — one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

B21

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous

B22

prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:    A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of

B23

the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Master Limited Partnerships Risk:    A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Real Estate Risk:    Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited

B24

diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Short Sale Risk:    A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

B25

Financial Highlights

AST Advanced Strategies Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.63	$17.75		$18.85		$16.13	$15.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.36		0.32		0.27	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10	3.52		(1.42)		2.45	0.81

Total from investment operations	2.32	3.88		(1.10)		2.72	1.07

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$23.95	$21.63		$17.75		$18.85	$16.13

Total Return(f)	10.68%	21.86	%(g)	(5.84	)%(g)	16.86%	7.18	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,621	$8,758		$7,630		$9,273	$8,475
Average net assets (in millions)	$7,816	$8,488		$8,883		$8,935	$8,300
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%		0.88%		0.87%	0.88%
Expenses before waivers and/or expense reimbursement	0.91%	0.91%		0.91%		0.90%	0.91%
Net investment income (loss)	1.06%	1.79%		1.69%		1.52%	1.68%
Portfolio turnover rate(j)(k)	728%	390%		255%		232%	207%

AST AllianzGI World Trends Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.95	$13.52		$14.68		$12.63	$12.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.24		0.21		0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	2.19		(1.37)		1.87	0.41

Total from investment operations	2.26	2.43		(1.16)		2.05	0.57

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$18.21	$15.95		$13.52		$14.68	$12.63

Total Return(f)	14.10%	18.05	%(g)	(7.90	)%(g)	16.23%	4.81	%(l)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,107	$5,030		$4,323		$5,643	$5,075
Average net assets (in millions)	$4,560	$4,865		$5,283		$5,410	$5,071
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%		1.02%		1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%		1.02%		1.02%	1.03%
Net investment income (loss)	0.77%	1.62%		1.48%		1.30%	1.30%
Portfolio turnover rate(k)	217%	148%		73%		48%	41%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.48	$17.15		$18.04		$15.70	$14.77

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.02		0.01		(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	3.31		(0.90)		2.35	0.95

Total from investment operations	2.41	3.33		(0.89)		2.34	0.93

Capital Contributions	—	—	(b)(c)	—		—	—

Net Asset Value, end of year	$22.89	$20.48		$17.15		$18.04	$15.70

Total Return(d)	11.77%	19.42	%(e)	(4.93)%		14.90%	6.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,217	$11,118		$9,755		$11,445	$10,594
Average net assets (in millions)	$10,268	$10,760		$11,074		$11,067	$10,379
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%		0.16%		0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%		0.16%		0.16%	0.16%
Net investment income (loss)	(0.06)%	0.09%		0.06%		(0.04)%	(0.10)%
Portfolio turnover rate(g)	45%	24%		15%		15%	18%

AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.62	$13.28		$14.03		$12.45	$11.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.30		0.27		0.20	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.59	2.04		(1.02)		1.38	0.64

Total from investment operations	0.74	2.34		(0.75)		1.58	0.81

Capital Contributions	—	—	(b)(c)(h)	—	(c)(h)	—	—	(c)(i)

Net Asset Value, end of year	$16.36	$15.62		$13.28		$14.03	$12.45

Total Return(d)	4.74%	17.62	%(e)	(5.35	)%(e)	12.69%	6.96	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,378	$2,471		$2,138		$2,502	$2,277
Average net assets (in millions)	$2,157	$2,409		$2,447		$2,397	$2,208
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.07%	1.11%		1.10%		1.11%	1.12	%(j)
Expenses before waivers and/or expense reimbursement	1.13%	1.13%		1.12%		1.12%	1.12	%(j)
Net investment income (loss)	1.00%	2.07%		1.96%		1.50%	1.42%
Portfolio turnover rate(g)	325%	198%		213%		250%	280%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(i)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(j)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST Fidelity Institutional AM® Quantitative Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.43	$13.70		$14.85		$12.75	$12.23

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.25		0.24		0.18	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	2.48		(1.39)		1.92	0.35

Total from investment operations	1.45	2.73		(1.15)		2.10	0.52

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$17.88	$16.43		$13.70		$14.85	$12.75

Total Return(f)	8.76%	20.00	%(g)	(7.74	)%(g)	16.47%	4.25	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,684	$4,810		$4,135		$5,304	$4,792
Average net assets (in millions)	$4,214	$4,649		$5,011		$5,095	$4,743
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%	0.92%		0.92%		0.94%	0.87%
Expenses before waivers and/or expense reimbursement	0.94%	0.94%		0.93%		0.94%	0.94%
Net investment income (loss)	0.76%	1.61%		1.60%		1.33%	1.34%
Portfolio turnover rate(i)(j)	206%	148%		126%		152%	174%

AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.06	$15.74		$16.19		$14.70	$13.94

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.01		—	(d)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.65	2.31		(0.45)		1.50	0.78

Total from investment operations	1.64	2.32		(0.45)		1.49	0.76

Capital Contributions	—	—	(b)(d)	—	(c)(d)	—	—

Net Asset Value, end of year	$19.70	$18.06		$15.74		$16.19	$14.70

Total Return(f)	9.08%	14.74	%(g)	(2.78	)%(g)	10.14%	5.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,487	$6,407		$5,833		$6,996	$6,602
Average net assets (in millions)	$6,109	$6,305		$6,573		$6,908	$6,711
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%		0.16%		0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%		0.16%		0.16%	0.16%
Net investment income (loss)	(0.08)%	0.05%		0.03%		(0.06)%	(0.11)%
Portfolio turnover rate(j)	41%	26%		14%		16%	17%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.27	$15.33		$16.59		$14.29	$12.98

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.29		0.26		0.20	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.88	2.65		(1.53)		2.10	1.12

Total from investment operations	1.07	2.94		(1.27)		2.30	1.31

Capital Contributions	—	—	(b)(c)(d)	0.01	(c)	—	—	(d)(e)

Net Asset Value, end of year	$19.34	$18.27		$15.33		$16.59	$14.29

Total Return(f)	5.86%	19.18	%(g)	(7.59	)%(h)	16.10%	10.09	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$17,632	$18,629		$15,626		$20,625	$11,314
Average net assets (in millions)	$15,684	$17,922		$19,406		$17,318	$10,643
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.88%	0.87%		0.87%		0.87%	0.90%
Expenses before waivers and/or expense reimbursement	0.88%	0.87%		0.87%		0.87%	0.91%
Net investment income (loss)	1.10%	1.71%		1.56%		1.32%	1.41%
Portfolio turnover rate(j)	154%	89%		111%		157%	143%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Advanced Strategies Portfolio, AST AllianzGI World Trends Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Fidelity Institutional AM® Quantitative Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Advanced Strategies Portfolio, AST AllianzGI World Trends Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Fidelity Institutional AM® Quantitative Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (seven of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST MFS Growth Allocation Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST BlackRock/Loomis Sayles Bond Portfolio	A3
	AST BlackRock Low Duration Bond Portfolio	A87
	AST MFS Growth Allocation Portfolio	A120
	AST T. Rowe Price Asset Allocation Portfolio	A152

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	7.36%	4.85%	3.65%
Bloomberg Barclays US Aggregate Bond Index	7.51	4.44	3.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST BlackRock/Loomis Sayles Bond Portfolio returned 7.36%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was a year of extremes in many ways. Volatility was abundant given the global COVID-19 outbreak, a crude oil price war, unprecedented financial stimulus, multiple interest rate cuts by the Federal Reserve (the Fed), a US presidential election, and positive news about COVID-19 vaccines. The Fed’s unprecedented support of the fixed income market provided a much-needed backstop during March and April, as the depth and breadth of the pandemic was unknown at that time and cities and countries began lockdowns. In March, the yield on the 10-year US Treasury hit a low of 0.50%, testing that level again in early August before beginning a rise into period-end as fiscal stimulus was deployed and two COVID-19 vaccines received regulatory approval. For the period, bond market returns were notably positive and stock returns were even stronger, with the S&P 500 Index rising 18.40%.

Within fixed income, US bonds gained 7.51% during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index, while the Bloomberg Barclays Global Aggregate Index, representing global bonds, appreciated 9.20% (5.58% hedged). The 10-year US Treasury yield fell from 1.9% to 0.9% during the period, and the 30-year US Treasury yield dropped from 2.4% to 1.65% (with an intra-period low of 0.9%), resulting in impressive price performance for long-term Treasury securities. US high yield corporate bonds, as measured by the Bloomberg Barclays US Corporate High Yield Bond Index, rose 7.11%, and US investment-grade corporate bonds, as measured by the Bloomberg Barclays US Credit Index, gained 9.35%. In this environment, many active core plus managers produced positive results, given that they could take advantage of macro-induced opportunities. However, their bias toward spread products (taxable non-government securities), such as high yield bonds and corporate bonds, was markedly detrimental in the beginning of the period, as investors sought safety and liquidity.

What strategies or holdings affected the Portfolio’s performance?

The performance of the BlackRock sleeve nearly matched that of the Index. Duration positioning and bond selection made notable positive contributions to the Portfolio’s relative performance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) Selection was especially robust within corporate and securitized credit. The BlackRock sleeve also successfully took advantage of perceived market dislocations related to the direction of interest rates and added value through duration positioning. These positive results were offset by a mistimed allocation to Treasury inflation-protected securities, along with positioning and selection within municipal securities.

The Loomis Sayles sleeve outpaced the Index, benefiting from selection within investment-grade and high yield corporate securities, particularly within industrials. In the securitized sector, an underweight to agency securities, mainly agency passthroughs, also contributed positively to the Portfolio’s relative returns.

The Portfolio uses derivatives, mostly to hedge its positions and exposures. During the period, the BlackRock sleeve utilized futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, and hedge currency risk. The use of derivatives contributed positively to performance in the BlackRock sleeve, but didn’t have a significant impact during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock/Loomis Sayles Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	38.6%
AA	3.0%
A	13.0%
BBB	22.5%
BB	6.4%
B	2.8%
CCC and Below	1.9%
NR	3.7%
Cash/Cash Equivalents	8.1%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

2

AST BlackRock Low Duration Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	2.56%	2.25%	1.62%
Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index	3.33	2.21	1.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST BlackRock Low Duration Bond Portfolio returned 2.56%. The Portfolio underperformed the Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index.

What were the market conditions during the reporting period?

Despite extreme volatility in the first quarter of 2020 associated with the COVID-19 pandemic, calendar-year 2020 (the reporting period) was a strong one for investment-grade corporate bonds. Credit spreads (yield differentials versus US Treasuries) ended the period three basis points (bps) wider than where they started, an impressive feat considering that spreads had widened 251 bps from the end of February to the middle of March. Absolute returns were robust as well, driven in part by a strong rally in the US Treasury market, with the 10-year Treasury yield closing the period nearly 100 bps lower than where it started. Higher-quality investment-grade corporate bonds outperformed lower-quality investment-grade corporate bonds, with A-rated issues registering 68 bps of excess return versus BBB-rated issues, which generated 47 bps of excess return. In response to the pandemic, central banks around the world implemented quantitative easing measures to stimulate economic growth. Notably, the Federal Reserve (the Fed) launched corporate bond purchase programs for the first time in its history. Toward the end of the period, the resolution of the US presidential election and positive news regarding the development of COVID-19 vaccines caused market participants to revise upward their economic growth expectations for 2021, driving credit spreads narrower.

What strategies or holdings affected the Portfolio’s performance?

During the first half of the reporting period, BlackRock remained positioned with a long duration bias given the risk-off environment amid the unfolding coronavirus pandemic, which increased uncertainties around 2020 global economic growth. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) BlackRock maintained exposure to investment-grade credit, as well as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), based on the view that their spreads would recover due to anticipated monetary and fiscal support after the acute selloff in March 2020. All spreads had widened because of the dramatic shift in investor sentiment following the initial outbreak of COVID-19 globally, which detracted from the Portfolio’s performance in the first quarter of 2020. However, the Fed’s corporate bond purchase programs, combined with improving economic data in the second quarter, helped credit spreads to tighten. As a result, the Portfolio’s allocation to investment-grade credit added to relative performance. Similarly, because of muted supply and the announcement of the Fed’s second Term Asset-Backed Securities Loan Facility (TALF 2.0), short-maturity ABS and CMBS spreads also compressed, which helped the Portfolio’s relative performance.

During the second half of the period, BlackRock shifted to a modestly short duration bias on the belief that short-term interest rates would remain anchored with the Fed on hold. BlackRock maintained its conviction to investment-grade corporate bonds, as credit spreads continued to tighten in conjunction with the Fed’s credit facilities. In addition, the Portfolio rotated out of credit card and prime auto ABS into investment-grade corporate bonds given their strong performance. As the Fed’s purchases and improving economic data helped spreads on shorter maturities to tighten, the Portfolio’s allocations to investment-grade credit and high yield corporate bonds added to its relative returns. Given the generally positive market tone in the third and fourth quarters of 2020, muted supply, investors’ search for yield, and relative value opportunities, the Portfolio also benefited from its investments in AAA-rated ABS and CMBS, as their spreads also tightened. Overall, the largest contributors to the Portfolio’s performance in the fourth quarter were its holdings of high yield credit, investment-grade corporate bonds, and CMBS, as well as its overweight position in emerging markets debt.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST BlackRock Low Duration Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

The Portfolio utilized Treasury futures to manage duration during the period, which marginally detracted from performance. The largest impact was from US Treasury Futures Hedges (-19 bps), followed by Interest Rate Swaps (+2 bps) in 2020. The portfolio also used FX forwards to hedge non-dollar exposure. When used for hedging currency, FX forwards neither contribute nor detract from performance. From synthetic exposure, HY CDX exposure detracted -1.5 bps.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Low Duration Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	51.3%
AA	3.8%
A	8.6%
BBB	16.9%
BB	7.1%
B	0.3%
CCC and Below	0.8%
NR	4.5%
Cash/Cash Equivalents	6.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

4

AST MFS Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	9.87%	8.50%	7.93%
Blended Index	13.14	11.14	10.43
S&P 500 Index	18.40	15.21	14.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST MFS Growth Allocation Portfolio returned 9.87%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Markets experienced an extraordinarily sharp sell-off early in calendar-year 2020 (the reporting period) after the global outbreak of COVID-19. In many cases, markets also experienced an unusually rapid recovery later in the period as central banks and fiscal authorities worldwide implemented astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures designed to slow the spread of the virus. At the end of the period, the global economy appeared to have experienced the deepest, steepest, and possibly shortest recession since World War II. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be, and how quickly vaccines can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping restore market function, ease volatility, and stimulate a continued rebound. Late in the period, the Federal Reserve (the Fed) adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under the Fed’s previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement policies to address the pandemic — a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high yield credit market. The Organization of the Petroleum Exporting Countries Plus (OPEC+) later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resulting boost in demand, helped stabilize the price of crude oil. (OPEC+ is a loosely affiliated group consisting of the 13 OPEC member countries and 10 of the world’s major non-OPEC oil-exporting nations.)

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the crisis, only to end up with excess cash on their balance sheets.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 9.87% during the reporting period, underperforming both of its benchmark indices — the 18.40% return of the S&P 500 Index — and the 13.14% return of its other benchmark index — the MFS Growth Allocation Portfolio Blended Index. The MFS Growth Allocation Portfolio Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST MFS Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Within the fixed income segment, the Portfolio’s exposure to the high-income segment of the market and — to a lesser extent — inflation-adjusted bonds, weakened relative performance. The US equity segment also detracted from relative results due to the negative impacts from the Portfolio’s allocation to value stocks, which outweighed the positive impacts from its allocation to growth stocks.

Conversely, the Portfolio’s liquidity allocation sleeve, which is comprised of futures, was the largest contributor to relative results. The Portfolio holds this allocation, which is equitized, to provide liquidity when needed. The Portfolio also held currency forwards that had no material impact on relative performance. The specialty funds segment of the Portfolio was another area of relative strength due to security selection within the global real estate segment of the market, which aided relative returns. Lastly, the international equity segment was another contributor to relative results. Within this segment, the Portfolio’s exposure to the emerging markets segment aided relative performance.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth Allocation (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
U.S. Treasury Notes, 1.375%, 01/31/25	U.S. Treasury Obligations	0.7%
U.S. Treasury Notes, 1.375%, 01/31/22	U.S. Treasury Obligations	0.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.6%
Nestle SA (Switzerland)	Food Products	0.6%
Aon PLC (Class A Stock)	Insurance	0.5%
Cadence Design Systems, Inc.	Software	0.5%
Adobe, Inc.	Software	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	Semiconductors & Semiconductor Equipment	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

6

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.53%	9.83%	8.63%
Blended Index	14.39	10.17	8.86
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST T. Rowe Price Asset Allocation Portfolio returned 12.53%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US stocks rose during calendar-year 2020 (the reporting period), despite the COVID-19 pandemic and the economic dislocations that it caused. In the first quarter of 2020, equities declined sharply as COVID-19 spread quickly in the US, prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts. The rebound continued during much of the third quarter as an economic recovery, coupled with progress in the development of COVID-19 vaccines and treatments, boosted stock prices. During the fourth quarter, stocks benefited from reduced political uncertainty as Joe Biden defeated incumbent Donald Trump in the November US presidential election. Regulatory approval of two COVID-19 vaccines in December, followed by the start of a global distribution of those vaccines, propelled equities higher by the end of the period.

Returns in developed Asian markets were broadly positive during the period. Gains in the Japanese market were driven by historic levels of fiscal and monetary stimulus in response to the pandemic. The region was resilient, as containment measures helped slow the spread of the virus and limited the duration of economic disruption. The economic recovery in China, coupled with robust stimulus measures, also provided a tailwind for regional economies.

In the developed European equity markets, stocks were broadly positive during the period. After declining at the beginning of the pandemic, shares in Europe rebounded as the region was supported by massive accommodative actions from the European Central Bank and the European Union (EU). However, a renewed surge in COVID-19 infections later in the period raised fears of a delayed economic recovery and prevented shares from recapturing all the losses suffered at the height of the first wave of the pandemic in March. Political and economic risks receded late in the period as the United Kingdom exited the EU on December 31 after reaching a post-Brexit trade agreement.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets outperformed their peers. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its blended benchmark index during the reporting period. Unfavorable exposure to out-of-index sectors detracted from relative performance, while tactical decisions and security selection contributed to outperformance.

The inclusion of diversifying sectors within the Portfolio detracted from relative returns during the period, driven by an out-of-index exposure to real assets equities, which trailed global equities for the period, though the impact was partially offset by a favorable underweight allocation and security selection within the sector. The inclusion of high yield and emerging market bonds as diversifying fixed income sectors also weighed on relative performance, as these sectors lagged the Bloomberg Barclays US Aggregate Bond Index.

Tactical allocation decisions contributed to relative returns for the period. As stock markets sold off sharply early in the period, T. Rowe Price added to the Portfolio’s equity exposure in a measured way, which contributed to relative performance as markets rallied. T. Rowe Price has since pared the Portfolio’s exposure, and as of the end of the period, it was essentially neutral between stocks and bonds.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Security selection within the underlying portfolios contributed to relative results, most notably among US large-cap stocks. Favorable selection within the allocation to US small-cap and international equities, which outperformed their respective benchmark indexes for the year, also added value. Conversely, security selection among US investment-grade bonds detracted from relative performance, as the allocation underperformed its style-specific benchmark.

At the end of the period, the Portfolio held index futures, interest rate futures, currency forwards/options, non-deliverable forwards, credit default swaps, and index credit default swaps generating gross exposure of approximately 10.4%.

The Portfolio includes a Liquidity Sleeve, which seeks to replicate the major asset class and sub asset class exposures of the strategy using derivatives such as equity and treasury futures and other liquid instruments, such as CDX, in replicating credit exposures. The Liquidity Sleeve represents approximately 10% of portfolio assets. The Liquidity Sleeve provides market exposures, while maintaining an underlying allocation to cash affording a ready source of liquidity in meeting redemption activity.

The performance of the Liquidity Sleeve was reasonably comparable to the securities portion of the portfolio in 2020. During the period of market turbulence in early 2020, the additional liquidity provided by the derivative-based Liquidity Sleeve was beneficial in meeting redemption activity.

Other derivative applications in managing risk and market exposures include the use of US Treasury futures to manage duration and yield curve exposure within fixed income, which did not have a significant impact.

Presentation of Portfolio Holdings — unaudited

AST T Rowe Price Asset Allocation (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.3%
Microsoft Corp.	Software	1.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.6%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
U.S. Treasury Notes, 0.125%, 11/30/22	U.S. Treasury Obligations	0.6%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	0.5%
Visa, Inc. (Class A Stock)	IT Services	0.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.5%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

8

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST MFS Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (54%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, MSCI EAFE Index (GD) (21%), an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), an unmanaged free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide, and the Bloomberg Barclays US Aggregate Index (20%), an unmanaged broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are an investment grade with a maturity between one and three years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The AST MFS Growth Allocation Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the AST MFS Growth Allocation Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST MFS Growth Allocation Portfolio Blended Index, or the data included therein.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$1,033.80	0.69%	$3.53
	Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51

AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$1,020.20	0.75%	$3.81
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

AST MFS Growth Allocation Portfolio	Actual	$1,000.00	$1,192.50	0.98%	$5.40
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,165.30	0.87%	$4.74
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

144A —	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A —	Annual payment frequency for swaps
ABS —	Asset-Backed Security
Aces —	Alternative Credit Enhancements Securities
ADR —	American Depositary Receipt
AGC —	Assured Guaranty Corp.
ASX —	Australian Securities Exchange
BABs —	Build America Bonds
CAOIS —	Overnight Bank of Canada Repo Rate
CDI —	Chess Depository Interest
CDO —	Collateralized Debt Obligation
CDOR —	Canadian Dollar Offered Rate

CDX —	Credit Derivative Index
CLO —	Collateralized Loan Obligation
CMBX —	Commercial Mortgage-Backed Index
CMT —	Constant Maturity Treasury
COP —	Certificates of Participation
CVA —	Certificate Van Aandelen (Bearer)
CVT —	Convertible Security
DIP —	Debtor-In-Possession
EAFE —	Europe, Australasia, Far East
EMTN —	Euro Medium Term Note
ETF —	Exchange-Traded Fund
EURIBOR —	Euro Interbank Offered Rate
FHLMC —	Federal Home Loan Mortgage Corporation
FREMF —	Freddie Mac Mortgage Trust
FTSE —	Financial Times Stock Exchange
GMTN —	Global Medium Term Note
HICP —	Harmonised Index of Consumer Prices
iBoxx —	Bond Market Indices
IO —	Interest Only (Principal amount represents notional)
LIBOR —	London Interbank Offered Rate
LP —	Limited Partnership
M —	Monthly payment frequency for swaps
MASTR —	Morgan Stanley Structured Asset Security
MLP —	Master Limited Partnership
MSCI —	Morgan Stanley Capital International
MTN —	Medium Term Note
NYSE —	New York Stock Exchange
OFZ —	Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC —	Over-the-counter
PIK —	Payment-in-Kind
PJSC —	Public Joint-Stock Company
PRFC —	Preference Shares
Q —	Quarterly payment frequency for swaps
REITs —	Real Estate Investment Trust
REMICS —	Real Estate Mortgage Investment Conduit Security
RSP —	Savings Shares
RTS —	Russian Trading System
S —	Semiannual payment frequency for swaps
S&P —	Standard & Poor’s
SDR —	Sweden Depositary Receipt
SOFR —	Secured Overnight Financing Rate
SPI —	Swiss Performance Index
STOXX —	Stock Index of the Eurozone

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

Strips —	Separate Trading of Registered Interest and Principal of Securities
T —	Swap payment upon termination
TBA —	To Be Announced
TIPS —	Treasury Inflation-Protected Securities

TOPIX —	Tokyo Stock Price Index
USOIS —	United States Overnight Index Swap
UTS —	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.8%

ASSET-BACKED SECURITIES — 7.8%
Automobiles — 0.3%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A
2.990%	06/20/22	2,885	$2,901,107
Series 2016-02A, Class A, 144A
2.720%	11/20/22	3,890	3,939,415
Series 2019-01A, Class A, 144A
3.450%	03/20/23	685	703,074
CarMax Auto Owner Trust,
Series 2019-04, Class A2A
2.010%	03/15/23	1,236	1,243,535
Credit Acceptance Auto Loan Trust,
Series 2018-02A, Class A, 144A
3.470%	05/17/27	404	406,625
Santander Drive Auto Receivables Trust,
Series 2018-02, Class C
3.350%	07/17/23	563	567,702
Series 2019-03, Class A3
2.160%	11/15/22	454	454,933

			10,216,391

Collateralized Loan Obligations — 3.7%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
1.634%(c)	05/01/26	24	23,726
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A2R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.337%(c)	07/15/26	476	475,970
AGL CLO Ltd. (Cayman Islands),
Series 2020-07A, Class A1, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
2.050%(c)	07/15/31	310	310,771
Series 2020-07A, Class D, 144A, 3 Month LIBOR + 4.400% (Cap N/A, Floor 4.400%)
4.650%(c)	07/15/31	250	251,279
AIMCO CLO (Cayman Islands),
Series 2015-AA, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.537%(c)	01/15/28	250	244,808
Allegro CLO Ltd. (Cayman Islands),
Series 2014-01RA, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.289%(c)	10/21/28	260	259,498
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.387%(c)	01/15/30	1,048	1,050,667
Series 2016-01A, Class BR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.937%(c)	01/15/30	410	409,671
ALM Ltd. (Cayman Islands),
Series 2016-19A, Class A2RA, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.687%(c)	04/16/29	450	445,837

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
ALM Ltd./ALM LLC (Cayman Islands),
Series 2015-16A, Class A2R2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.737%(c)	07/15/27	1,020	$1,009,193
Series 2015-16A, Class BR2, 144A, 3 Month LIBOR + 1.900% (Cap N/A,
Floor 1.900%) 2.137%(c)	07/15/27	410	405,466
AMMC CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.406%(c)	11/10/30	500	499,189
Series 2013-13A, Class A1LR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.475%(c)	07/24/29	584	582,503
Series 2017-21A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.464%(c)	11/02/30	250	250,567
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.471%(c)	10/13/30	490	489,999
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.871%(c)	10/13/30	250	245,533
Series 2014-03RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.272%(c)	01/28/31	380	379,065
Series 2014-03RA, Class B, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.722%(c)	01/28/31	440	436,045
Series 2014-03RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
2.072%(c)	01/28/31	250	247,120
Series 2014-04RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
2.072%(c)	01/28/31	900	875,504
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.687%(c)	01/15/30	1,420	1,390,781
Series 2014-05RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
2.087%(c)	01/15/30	640	628,047
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
1.507%(c)	07/15/30	1,030	1,030,492
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.312%(c)	01/28/31	570	567,849
Series 2015-07A, Class BR2, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.972%(c)	01/28/31	1,010	996,477
Series 2015-07A, Class D1R2, 144A, 3 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)
3.722%(c)	01/28/31	250	247,404
Series 2016-08A, Class BR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.822%(c)	07/28/28	250	249,100

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Apidos CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.317%(c)	04/15/31		765	$763,328
Series 2013-15A, Class A1RR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.228%(c)	04/20/31		500	496,849
Series 2018-18A, Class A1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.356%(c)	10/22/30		250	248,492
Series 2019-31A, Class B, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.137%(c)	04/15/31		390	391,341
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands),
Series 2017-FL03, Class A, 144A, 1 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
1.149%(c)	12/15/27		699	695,477
Arbour CLO DAC (Ireland),
Series 2014-02X, Class B2R, 3 Month EURIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.500%(c)	05/15/30	EUR	103	125,638
Series 8A, Class C, 144A, 3 Month EURIBOR + 2.900% (Cap N/A, Floor 2.900%)
2.900%(c)	07/15/33	EUR	250	306,982
Ares European CLO BV (Netherlands),
Series 12X, Class B1, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.750%(c)	04/20/32	EUR	110	134,917
ARI Investments LLC,
—%(p)	01/06/25^		795	783,457
Avery Point CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.315%(c)	04/25/26		590	589,800
Series 2014-05A, Class AR, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.000%)
1.198%(c)	07/17/26		201	200,726
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.275%(c)	08/05/27		615	613,330
Series 2015-06A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.725%(c)	08/05/27		420	417,932
Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.377%(c)	01/15/28		1,190	1,189,545
Babson CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.618%(c)	01/20/31		250	245,147
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
1.408%(c)	10/20/30		520	518,971
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	07/18/30		883	877,968

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-08A, Class A2R2, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.768%(c)	07/18/30		442	$430,226
Series 2015-08A, Class BR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.218%(c)	07/18/30		394	385,524
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.465%(c)	01/24/29		3,650	3,648,175
Series 2020-18A, Class B, 144A, 3 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.535%(c)	10/15/32		250	248,402
Series 2020-18A, Class D1, 144A, 3 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.235%(c)	10/15/32		250	251,536
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A1RR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.468%(c)	01/20/29		440	440,150
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.458%(c)	10/18/29		2,210	2,209,465
Series 2015-06A, Class A2R, 144A, 3 Month LIBOR + 1.720% (Cap N/A, Floor 0.000%)
1.938%(c)	10/18/29		623	615,207
Series 2015-07A, Class A1AR, 144A, 3 Month LIBOR + 0.780% (Cap N/A, Floor 0.000%)
0.998%(c)	07/18/27		213	212,938
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
1.308%(c)	04/20/31		1,400	1,386,730
Series 2020-20A, Class D, 144A, 3 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.487%(c)	07/15/31		350	351,493
BlueMountain CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
1.448%(c)	01/20/29		1,599	1,597,642
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.396%(c)	10/22/30		799	800,028
Series 2019-24A, Class C, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
2.918%(c)	04/20/31		250	251,084
BlueMountain Fuji EUR CLO DAC (Ireland),
Series 4X, Class A2, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.350%(c)	03/30/32	EUR	100	122,280
Bowman Park CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.393%(c)	11/23/25		52	51,534
Cairn CLO DAC (Ireland),
Series 2020-12A, Class B, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.300%(c)	04/15/33	EUR	250	305,423

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-12A, Class C, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.000%(c)	04/15/33	EUR	250	$306,584
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2013-04A, Class A1RR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.237%(c)	01/15/31		365	361,002
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.188%(c)	04/17/31		558	554,876
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.822%(c)	07/28/28		360	358,629
CarVal CLO Ltd. (Cayman Islands),
Series 2019-02A, Class D, 144A, 3 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.918%(c)	07/20/32		250	249,774
CBAM Ltd. (Cayman Islands),
Series 2017-02A, Class B1, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.968%(c)	10/17/29		590	580,801
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.448%(c)	10/17/29		720	719,298
Series 2017-03A, Class B1, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.918%(c)	10/17/29		250	246,295
CDO Repack SPC Ltd. (Cayman Islands),
Series 2006-CLF01, Class D1, 144A
0.000%	05/20/30		328	339,978
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.460%(c)	06/09/30		305	304,705
Series 2014-04A, Class AR, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.439%(c)	07/23/30		960	960,417
Series 2016-05A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.318%(c)	07/17/31		850	848,414
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.308%(c)	10/20/28		2,340	2,335,489
Series 2017-08A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.468%(c)	10/17/30		3,018	3,027,791
Series 2017-08A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.918%(c)	10/17/30		560	548,735
Cent CLO Ltd. (Cayman Islands),
Series 2015-24A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)
1.307%(c)	10/15/26		584	582,602
CIFC Funding Ltd. (Cayman Islands),
Series 2015-02A, Class CR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.237%(c)	04/15/30		392	377,055

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	10/20/27		250	$249,999
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.219%(c)	04/23/29		800	799,999
Contego CLO DAC (Ireland),
Series 8A, Class B1, 144A, 3 Month EURIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.100%(c)	01/25/32	EUR	310	379,209
CVC Cordatus Loan Fund DAC (Ireland),
Series 6X, Class CR, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.600%(c)	04/15/32	EUR	140	165,427
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
1.397%(c)	01/15/28		250	249,830
Series 2018-01A, Class C, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.437%(c)	10/15/30		490	469,633
Elm CLO Ltd. (Cayman Islands),
Series 2014-01A, Class ARR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.388%(c)	01/17/29		2,740	2,739,502
Series 2014-01A, Class BRR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.968%(c)	01/17/29		340	339,367
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.668%(c)	04/20/31		430	430,475
Galaxy CLO Ltd. (Cayman Islands),
Series 2013-15A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.437%(c)	10/15/30		1,010	1,012,010
Series 2017-23A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.495%(c)	04/24/29		414	414,597
Series 2018-29A, Class C, 144A, 3 Month LIBOR + 1.680% (Cap N/A, Floor 0.000%)
1.901%(c)	11/15/26		250	247,137
Gilbert Park CLO Ltd. (Cayman Islands),
Series 2017-01A, Class D, 144A, 3 Month LIBOR + 2.950% (Cap N/A, Floor 0.000%)
3.187%(c)	10/15/30		597	591,401
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.323%(c)	10/29/29		4,500	4,495,687
GoldentTree Loan Management US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class DR, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.868%(c)	04/20/29		250	238,276
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.358%(c)	01/20/28		695	694,132

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.225%(c)	02/05/31		5,006	$4,981,012
Invesco Euro CLO DAC (Ireland),
Series 2X, Class B1, 3 Month EURIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.800%(c)	08/15/32	EUR	160	195,525
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-09A, Class BR, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.868%(c)	10/20/28		310	307,680
Kayne CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.477%(c)	10/15/31		4,125	4,123,322
Series 2019-05A, Class A, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.565%(c)	07/24/32		430	431,028
KKR CLO Ltd. (Cayman Islands),
Series 2016, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.468%(c)	01/20/29		1,177	1,175,848
LCM LP (Cayman Islands),
Series 20A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.768%(c)	10/20/27		750	747,742
LCM Ltd. (Cayman Islands),
Series 26A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	01/20/31		1,510	1,506,255
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.289%(c)	05/15/28		230	229,651
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.438%(c)	01/20/29		1,760	1,756,815
Series 2013-11A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
1.369%(c)	07/23/29		730	729,195
Series 2014-13A, Class AR2, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.168%(c)	04/19/30		510	509,495
Series 2015-17A, Class B1R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.959%(c)	07/21/30		280	278,815
Series 2015-18A, Class A1R, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
1.399%(c)	10/21/30		2,950	2,939,767
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
1.136%(c)	01/22/28		749	748,288
Series 2017-23A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.427%(c)	07/27/30		950	948,595

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-26A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.413%(c)	07/29/30	970	$969,820
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.452%(c)	12/18/30	490	489,999
Mariner CLO LLC (Cayman Islands),
Series 2016-03A, Class BR2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.709%(c)	07/23/29	250	248,747
Series 2016-03A, Class CR2, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.259%(c)	07/23/29	698	691,120
Mariner CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.425%(c)	10/26/29	300	299,708
Series 2020-08A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 1.270%)
1.488%(c)	04/20/33	350	349,419
Mountain Hawk CLO Ltd. (Cayman Islands),
Series 2013-02A, Class BR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.818%(c)	07/20/24	171	170,950
MP CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.468%(c)	10/20/30	590	588,541
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.298%(c)	10/18/28	320	316,120
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.910% (Cap N/A, Floor 0.000%)
1.132%(c)	10/28/27	867	862,243
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	01/15/28	216	215,857
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2017-26A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.388%(c)	10/18/30	1,030	1,025,784
Series 2017-26A, Class B, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.718%(c)	10/18/30	250	249,031
OCP CLO Ltd. (Cayman Islands),
Series 2013-04A, Class BRR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.115%(c)	04/24/29	626	599,777
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.295%(c)	04/26/31	220	219,454
Series 2015-10A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.035%(c)	10/26/27	93	93,268

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2016-12A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.338%(c)	10/18/28		1,159	$1,155,543
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
1.497%(c)	07/15/30		1,910	1,909,996
OCP Euro CLO Ltd. (Ireland),
Series 2017-02X, Class B, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.350%(c)	01/15/32	EUR	100	121,073
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.215%(c)	01/25/31		1,990	1,977,807
Series 2018-18A, Class A1A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.190%(c)	04/16/31		1,250	1,243,776
OHA Credit Funding Ltd. (Cayman Islands),
Series 2019-03A, Class B1, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
2.018%(c)	07/20/32		250	249,011
OHA Loan Funding Ltd. (Cayman Islands),
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
1.561%(c)	11/15/32		430	430,434
OZLM Funding Ltd. (Cayman Islands),
Series 2012-01A, Class A1R2, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.446%(c)	07/22/29		494	493,711
Series 2013-03A, Class BRR, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
2.916%(c)	01/22/29		700	696,251
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.466%(c)	10/22/30		285	283,844
Series 2013-04A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.916%(c)	10/22/30		380	377,131
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.228%(c)	07/17/29		1,225	1,222,247
Series 2015-14A, Class A2AR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.937%(c)	01/15/29		1,050	1,037,988
Series 2017-19A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.457%(c)	11/22/30		400	399,333
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.257%(c)	04/15/31		360	356,419
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.348%(c)	01/17/31		250	248,566
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.433%(c)	05/21/29		1,750	1,748,904

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-01A, Class A1R3, 144A
—%(p)	05/21/29	1,750	$1,750,000
Series 2015-01A, Class A2R2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.863%(c)	05/21/29	380	377,596
Series 2015-01A, Class A2R3, 144A
—%(p)	05/21/29	380	380,000
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.330%(c)	07/16/31	1,300	1,299,997
Series 2018-03A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.571%(c)	08/15/26	527	523,363
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2019-03A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.824%(c)	08/20/27	300	299,458
Series 2019-04A, Class B, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.315%(c)	10/24/27	250	247,314
Series 2019-04A, Class D, 144A, 3 Month LIBOR + 5.900% (Cap N/A, Floor 5.900%)
6.115%(c)	10/24/27	250	233,613
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.574%(c)	02/20/28	670	652,889
Series 2020-02A, Class A2, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.768%(c)	04/20/28	760	746,071
Series 2020-04A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.734%(c)	11/25/28	300	296,289
Parallel Ltd. (Cayman Islands),
Series 2015-01A, Class C1R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.968%(c)	07/20/27	250	241,729
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A2, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.921%(c)	11/14/29	580	570,311
Prima Capital CRE Securitization Ltd. (Cayman Islands),
Series 2016-06A, Class C, 144A
4.000%	08/24/40	1,140	1,134,191
Race Point CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.315%(c)	07/25/31	1,341	1,329,665
Riserva CLO Ltd. (Cayman Islands),
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.358%(c)	10/18/28	750	749,851
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
1.267%(c)	04/15/29	1,380	1,371,807
Series 2017-01A, Class BR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.687%(c)	04/15/29	640	629,019

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-02A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.737%(c)	10/15/29		1,053	$1,030,414
Series 2017-02A, Class DR, 144A, 3 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
3.087%(c)	10/15/29		646	636,831
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
1.408%(c)	10/20/30		850	849,910
Rockford Tower Europe CLO Ltd.(Ireland),
Series 2018-01X, Class B, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.850%(c)	12/20/31	EUR	269	329,896
RR Ltd. (Cayman Islands),
Series 2017-02A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.837%(c)	10/15/29		250	245,330
Series 2018-03A, Class A1R2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.327%(c)	01/15/30		740	736,393
Series 2018-05A, Class A2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.887%(c)	10/15/31		250	245,065
Series 2019-06A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.487%(c)	04/15/30		1,570	1,570,001
Signal Peak CLO 2 LLC,
Series 2015-01A, Class BR2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.718%(c)	04/20/29		970	950,816
Sound Point CLO Ltd.(Cayman Islands),
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.359%(c)	01/23/29		1,470	1,468,594
Series 2016-03A, Class C, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.859%(c)	01/23/29		250	248,715
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
2.018%(c)	01/21/31		500	473,688
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.637%(c)	04/15/32		3,130	3,123,820
Sound Point Euro CLO Funding DAC (Ireland),
Series 1X, Class B1, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.000%(c)	04/25/32	EUR	100	122,054
Series 2A, Class B1, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.850%(c)	10/26/32	EUR	320	390,388
St. Paul’s CLO DAC (Ireland),
Series 12X, Class B1, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.600%(c)	04/15/33	EUR	170	205,013
Steele Creek CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	10/15/30		370	367,361

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sutton Park CLO Ltd. (Ireland),
Series 1X, Class BE, 3 Month EURIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.350%(c)	11/15/31	EUR	108	$130,119
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.359%(c)	01/23/28		650	647,555
Series 2019-21A, Class A, 144A, 3 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)
1.617%(c)	07/15/32		570	569,999
TCI-Flatiron CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.422%(c)	11/18/30		630	627,496
TIAA CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.498%(c)	04/20/29		510	509,753
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.018%(c)	07/20/27		746	745,139
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.437%(c)	01/15/29		590	590,001
Series 2016-06A, Class BR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.937%(c)	01/15/29		860	859,675
Trestles CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.548%(c)	01/20/33		1,140	1,140,589
Series 2020-03A, Class B1, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
2.068%(c)	01/20/33		360	359,998
Venture CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.220% (Cap N/A,Floor 0.000%)
1.457%(c)	10/15/29		2,365	2,353,198
Voya CLO Ltd. (Cayman Islands),
Series 2014-03A, Class CR, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.865%(c)	07/25/26		270	265,591
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
1.367%(c)	10/15/30		610	608,784
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.297%(c)	04/15/31		1,368	1,362,613
Westcott Park CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.428%(c)	07/20/28		910	910,181
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class C, 144A, 3 Month LIBOR + 4.350% (Cap N/A, Floor 4.350%)
4.565%(c)	07/24/32		250	248,650

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-02A, Class A1, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.992%(c)	10/24/31	250	$250,043
Series 2020-02A, Class B, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.492%(c)	10/24/31	250	250,488
Series 2020-02A, Class D, 144A, 3 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.392%(c)	10/24/31	250	250,599
York CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.468%(c)	10/20/29	350	349,999
Series 2016-01A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.968%(c)	10/20/29	490	490,483

			144,428,734

Consumer Loans — 0.4%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	1,790	1,838,193
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	2,370	2,422,785
Series 2019-AA, Class B, 144A
3.510%	07/20/32	390	399,645
Series 2019-AA, Class C, 144A
4.010%	07/20/32	340	344,159
Series 2020-AA, Class A, 144A
2.190%	08/21/34	810	822,348
Series 2020-AA, Class B, 144A
3.210%	08/21/34	140	143,404
Series 2020-AA, Class C, 144A
4.100%	08/21/34	180	186,586
Series 2020-AA, Class D, 144A
5.750%	08/21/34	230	231,347
OneMain Financial Issuance Trust,
Series 2019-01A, Class E, 144A
5.690%	02/14/31	700	725,848
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,382	2,571,958
Series 2020-02A, Class C, 144A
2.760%	09/14/35	300	307,807
Series 2020-02A, Class D, 144A
3.450%	09/14/35	760	791,990
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28	1,880	1,905,861
Republic FInance Issuance Trust,
Series 2019-A, Class A, 144A
3.430%	11/22/27	2,200	2,234,170

			14,926,101

Credit Cards — 0.0%
World Financial Network Credit Card Master Trust,
Series 2016-A, Class A
2.030%	04/15/25	1,845	1,858,859

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.0%
Cloud Pass-Through Trust,
Series 2019-01A, Class CLOU, 144A
3.554%(cc)	12/05/22	1,384	$1,400,875

Home Equity Loans — 0.5%
Bayview Financial Revolving Asset Trust,
Series 2004-B, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	05/28/39	573	522,622
Series 2004-B, Class A2, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.448%(c)	05/28/39	100	83,534
Series 2005-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	02/28/40	423	398,712
Series 2005-E, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.147%(c)	12/28/40	193	186,515
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-HE03, Class 1A4, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.350%)
0.498%(c)	04/25/37	1,477	1,354,978
Citigroup Mortgage Loan Trust,
Series 2007-AHL02, Class A3B, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	05/25/37	1,292	1,022,754
Series 2007-AHL02, Class A3C, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
0.418%(c)	05/25/37	587	468,448
CWHEQ Revolving Home Equity Loan Resuritization Trust,
Series 2006-RES, Class 4Q1B, 144A, 1 Month LIBOR + 0.300% (Cap 16.000%, Floor 0.300%)
0.459%(c)	12/15/33	165	150,685
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-H, Class 1A, 1 Month LIBOR + 0.150% (Cap 16.000%, Floor 0.150%)
0.309%(c)	11/15/36	279	235,222
EMC Mortgage Loan Trust,
Series 2001-A, Class A, 144A, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.740%)
0.888%(c)	05/25/40	682	672,211
GSAA Home Equity Trust,
Series 2006-04, Class 1A1
3.242%(cc)	03/25/36	371	295,956
Series 2007-02, Class AF3
5.917%(cc)	03/25/37	123	34,033
Home Equity Asset Trust,
Series 2006-03, Class M2, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.548%(c)	07/25/36	280	255,979
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-A, Class M2, 1 Month LIBOR + 2.025% (Cap N/A, Floor 2.025%)
2.173%(c)	07/25/34	128	127,773
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE07, Class A2C, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.398%(c)	07/25/37	8,600	8,129,453

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Morgan Stanley Home Equity Loan Trust,
Series 2006-03, Class A3, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	04/25/36	223	$176,532
Morgan Stanley Mortgage Loan Trust,
Series 2006-16AX, Class 1A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	11/25/36	482	146,572
Nationstar Home Equity Loan Trust,
Series 2007-B, Class M1, 1 Month LIBOR + 0.410% (Cap N/A, Floor 0.410%)
0.558%(c)	04/25/37	380	344,186
Option One Mortgage Loan Trust,
Series 2007-FXD01, Class 1A1
5.866%	01/25/37	1,362	1,341,636
Series 2007-FXD01, Class 2A1
5.866%	01/25/37	546	538,842
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	678	699,900
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-04, Class M3, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.883%(c)	11/25/35	460	408,957
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE03, Class 2A3, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.388%(c)	05/25/37	145	128,468
Yale Mortgage Loan Trust,
Series 2007-01, Class A, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.548%(c)	06/25/37	487	201,800

			17,925,768

Manufactured Housing — 0.1%
ACE Securities Corp. Manufactured Housing Trust,
Series 2003-MH01, Class B2, 144A
0.000%	01/15/22	363	294,638
BankAmerica Manufactured Housing Contract Trust,
Series 1998-02, Class B1
7.456%(cc)	12/10/25	680	302,997
Cascade MH Asset Trust,
Series 2019-MH01, Class A, 144A
4.000%(cc)	11/25/44	1,637	1,726,773
Conseco Finance Securitizations Corp.,
Series 2000-05, Class A6
7.960%	05/01/31	547	264,941
Series 2000-05, Class A7
8.200%	05/01/31	999	497,976
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A2
5.260%(cc)	01/15/19	163	113,556
Origen Manufactured Housing Contract Trust,
Series 2001-A, Class M1
7.820%(cc)	03/15/32	171	168,004

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Manufactured Housing (cont’d.)
Series 2007-B, Class A1, 144A, 1 Month LIBOR + 1.200% (Cap 18.000%, Floor 1.200%)
1.359%(c)	10/15/37	323	$309,317

			3,678,202

Other — 0.6%
AMSR Trust,
Series 2020-SFR01, Class E, 144A
3.218%	04/17/37	150	153,111
Series 2020-SFR03, Class E1, 144A
2.556%	09/17/37	310	310,596
Series 2020-SFR04, Class E2, 144A
2.456%	11/17/37	300	300,778
Series 2020-SFR04, Class F, 144A
2.856%	11/17/37	340	341,025
Coinstar Funding LLC,
Series 2017-01A, Class A2, 144A
5.216%	04/25/47	2,832	2,762,249
Corevest American Finance Trust,
Series 2019-03, Class A, 144A
2.705%	10/15/52	1,188	1,251,537
FirstKey Homes Trust,
Series 2020-SFR01, Class E, 144A
2.791%	08/17/37	520	530,304
Series 2020-SFR01, Class F1, 144A
3.638%	09/17/25	310	319,249
Invitation Homes Trust,
Series 2018-SFR02, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.059%(c)	06/17/37	5,449	5,461,409
Series 2018-SFR03, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.153%(c)	07/17/37	430	429,818
Series 2018-SFR03, Class E, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.153%(c)	07/17/37	221	220,174
Litigation Fee Residual Funding Trust,
Series 2015-01, Class A
4.000%	10/01/27^	447	447,294
Loanpal Solar Loan Ltd. (Cayman Islands),
Series 2020-02GF, Class A, 144A
2.750%	07/20/47	852	882,440
Series 2021-01GS, Class A, 144A
2.290%	01/20/48	880	885,368
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43	1,067	1,123,565
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40	134	142,267
Series 2020-01A, Class A, 144A
2.100%	04/20/46	170	173,125
Series 2020-01A, Class B, 144A
3.100%	04/20/46	259	270,567
Nationstar HECM Loan Trust,
Series 2020-01A, Class M3, 144A
2.820%(cc)	09/25/30	220	221,009

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48	3,416	$3,407,309
Progress Residential Trust,
Series 2017-SFR01, Class A, 144A
2.768%	08/17/34	537	542,985
Series 2018-SFR01, Class F, 144A
4.778%	03/17/35	100	100,395
Series 2020-SFR02, Class D, 144A
3.874%	06/17/37	220	228,519
Series 2020-SFR03, Class E, 144A
2.296%	10/17/27	320	320,368
Series 2020-SFR03, Class F, 144A
2.796%	10/17/27	620	620,693
Tricon American Homes Trust,
Series 2017-SFR01, Class D, 144A
3.414%	09/17/34	320	323,957
Series 2017-SFR02, Class F, 144A
5.104%	01/17/36	1,010	1,053,171

			22,823,282

Residential Mortgage-Backed Securities — 2.0%
510 Loan Acquisition Trust,
Series 2020-01, Class A, 144A
5.107%	09/25/60^	773	772,820
Ajax Mortgage Loan Trust,
Series 2017-D, Class A, 144A
3.750%	12/25/57	1,539	1,555,715
Series 2017-D, Class B, 144A
0.000%(cc)	12/25/57	1,621	835,748
Series 2018-A, Class B, 144A
0.000%	04/25/58	444	234,016
Series 2018-B, Class B, 144A
0.000%	02/26/57	425	120,017
Series 2018-D, Class A, 144A
3.750%(cc)	08/25/58	1,792	1,789,000
Series 2018-D, Class B, 144A
0.000%(cc)	08/25/58^	522	334,235
Series 2018-E, Class A, 144A
4.375%(cc)	06/25/58	756	763,826
Series 2018-E, Class B, 144A
5.250%(cc)	06/25/58	160	154,179
Series 2018-E, Class C, 144A
0.000%(cc)	06/25/58	365	292,869
Series 2018-F, Class A, 144A
4.375%(cc)	11/25/58	2,390	2,388,633
Series 2018-F, Class B, 144A
5.250%(cc)	11/25/58	411	396,095
Series 2018-F, Class C, 144A
0.000%	11/25/58	966	669,624
Series 2018-G, Class A, 144A
4.375%(cc)	06/25/57	1,894	1,894,172
Series 2018-G, Class B, 144A
5.250%(cc)	06/25/57	352	338,475
Series 2018-G, Class C, 144A
0.000%	06/25/57	895	883,461
Series 2019-A, Class A, 144A
3.750%(cc)	08/25/57	1,832	1,862,054

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2019-A, Class B, 144A
5.250%(cc)	08/25/57	290	$267,943
Series 2019-A, Class C, 144A
0.000%	08/25/57	720	699,877
Series 2019-C, Class A, 144A
3.950%(cc)	10/25/58	984	986,797
Series 2019-E, Class A, 144A
3.000%	09/25/59	3,056	3,046,675
Series 2019-E, Class B, 144A
4.875%	09/25/59	390	348,919
Series 2019-E, Class C, 144A
0.000%	09/25/59	880	529,634
Series 2019-G, Class A, 144A
3.000%	09/25/59	2,107	2,112,028
Series 2019-G, Class B, 144A
4.250%	09/25/59	296	259,057
Series 2019-G, Class C, 144A
0.000%	09/25/59	756	616,568
Series 2019-H, Class A, 144A
3.000%	11/25/59	1,726	1,719,727
Series 2019-H, Class B, 144A
4.250%	11/25/59	270	236,302
Series 2019-H, Class C, 144A
0.000%	11/25/59	668	573,002
Series 2020-A, Class A, 144A
2.375%	12/25/59	3,471	3,464,691
Series 2020-A, Class B, 144A
3.500%	12/25/59	495	493,058
Series 2020-A, Class C, 144A
0.000%	12/25/59	1,206	788,339
Series 2020-D, Class A, 144A
2.250%	06/25/60	3,276	3,256,626
Bayview Koitere Fund Trust,
Series 2017-SPL03, Class A, 144A
4.000%(cc)	11/28/53	385	401,205
Bayview Opportunity Master Fund IVa Trust,
Series 2016-SPL01, Class A, 144A
4.000%	04/28/55	494	507,252
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57	255	259,655
Series 2017-RT05, Class A, 144A
3.500%(cc)	05/28/69	1,451	1,493,285
Series 2017-SPL01, Class A, 144A
4.000%(cc)	10/28/64	1,000	1,039,928
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL02, Class A, 144A
4.000%(cc)	06/28/54	303	311,405
Carrington Mortgage Loan Trust,
Series 2006-NC03, Class A3, 1 Month LIBOR + 0.150% (Cap 12.500%,Floor 0.150%)
0.298%(c)	08/25/36	390	369,631
Countrywide Asset-Backed Certificates Trust,
Series 2005-16, Class 1AF
4.612%(cc)	04/25/36	627	626,622
Series 2006-01, Class AF4
4.591%(cc)	07/25/36	207	210,094

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-08, Class 2A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	01/25/46	965	$903,567
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	09/25/46	44	42,878
Series 2006-12, Class 1A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.408%(c)	12/25/36	249	233,955
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	2,034	2,041,323
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB02, Class AF4
3.177%(cc)	12/25/36	103	102,967
Fannie Mae Grantor Trust,
Series 2002-T10, Class A1, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.388%(c)	06/25/32	310	308,185
Fremont Home Loan Trust,
Series 2006-03, Class 1A1, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.428%(c)	02/25/37	544	430,320
Series 2006-03, Class 2A3, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
0.488%(c)	02/25/37	15,806	7,934,214
GE-WMC Asset-Backed Pass-Through Certificates,
Series 2005-02, Class A2C, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.648%(c)	12/25/35	55	54,674
Legacy Mortgage Asset Trust,
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54	544	548,752
Series 2019-SL02, Class A, 144A
3.375%(cc)	02/25/59	1,230	1,233,805
Lehman ABS Mortgage Loan Trust,
Series 2007-01, Class 2A1, 144A, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
0.238%(c)	06/25/37	105	80,023
Series 2007-01, Class 2A4, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.448%(c)	06/25/37	8,389	6,549,154
Long Beach Mortgage Loan Trust,
Series 2006-07, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	08/25/36	1,306	701,758
Series 2006-09, Class 2A2, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
0.258%(c)	10/25/36	297	130,788
MASTR Specialized Loan Trust,
Series 2006-03, Class A, 144A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.408%(c)	06/25/46	117	111,990
MCM Trust,
Series 2018-NPL01, Class B, 144A
0.000%	05/28/58	882	454,674

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-02, Class A2C, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.388%(c)	05/25/37	378	$283,376
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	310	313,442
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-SEA01, Class 2A1, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.048%(c)	02/25/47	141	134,071
New Residential Mortgage Loan Trust,
Series 2020-NPL02, Class A1, 144A
3.228%	08/25/60	172	172,848
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-S05, Class A1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.548%(c)	10/25/36	223	218,682
PRPM LLC,
Series 2020-04, Class A1, 144A
2.951%	10/25/25	1,042	1,046,177
SG Mortgage Securities Trust,
Series 2006-FRE02, Class A2C, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	07/25/36	202	64,286
Soundview Home Loan Trust,
Series 2004-WMC01, Class M2, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.943%(c)	01/25/35	11	10,178
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-MN1A, Class A1, 144A, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.378%(c)	01/25/37	9,282	6,346,946
Towd Point Mortgage Trust,
Series 2015-01, Class A5, 144A
3.505%(cc)	10/25/53	930	985,653
Series 2015-04, Class M2, 144A
3.750%(cc)	04/25/55	1,145	1,233,418
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	808	816,727
Series 2016-02, Class M2, 144A
3.000%(cc)	08/25/55	1,080	1,144,561
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	2,297	2,444,868
Series 2019-SJ02, Class M1, 144A
4.500%(cc)	11/25/58	1,360	1,401,504
VCAT LLC,
Series 2020-NPL01, Class A1, 144A
3.671%	08/25/50	790	798,780
Vericrest Opportunity Loan Transferee,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	113	113,387
Washington Mutural Asset-Backed Certificates Trust,
Series 2006-HE04, Class 2A2, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	09/25/36	1,202	540,006

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-HE05, Class 1A, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
0.303%(c)	10/25/36	451	$374,740

			80,209,936

Student Loans — 0.2%
Navient Private Education Loan Trust,
Series 2014-AA, Class B, 144A
3.500%	08/15/44	3,000	3,083,592
Navient Private Education Refi Loan Trust,
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
1.059%(c)	11/15/68	330	330,380
Series 2020-FA, Class B, 144A
2.690%	07/15/69	300	301,788
SLM Private Credit Student Loan Trust,
Series 2004-B, Class A3, 3 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
0.547%(c)	03/15/24	1,568	1,556,169
SLM Private Education Loan Trust,
Series 2010-C, Class A5, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 0.000%)
4.909%(c)	10/15/41	2,125	2,316,781
SMB Private Education Loan Trust,
Series 2020-BA, Class B, 144A
2.760%	07/15/53	280	280,093
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	900	929,950

			8,798,753

TOTAL ASSET-BACKED SECURITIES
(cost $307,353,874)			306,266,901

BANK LOANS — 2.1%
Advertising — 0.0%
Lamar Media Corp.,
New Term Loan B, 1 Month LIBOR + 1.500%
1.638%(c)	02/05/27	72	70,927

Airlines — 0.1%
Allegiant Travel Co.,
Replacement Term Loan, 1 Month LIBOR + 3.000%
3.214%(c)	02/05/24	1,791	1,734,944
Kestrel Bidco, Inc. (Canada),
Initial Term Loan, 3 - 6 Month LIBOR + 3.000%
4.000%(c)	12/11/26	2,274	2,175,353

			3,910,297

Building Materials — 0.1%
Jeld-Wen, Inc.,
Term B-4 Loan, 1 Month LIBOR + 2.000%
2.147%(c)	12/14/24	437	431,363
MI Windows & Doors, Inc.,
Term Loan
—%(p)	12/18/27^	363	363,454

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Building Materials (cont’d.)
Ply Gem Midco, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
3.904%(c)	04/12/25	410	$407,562
Summit Materials LLC/Summit Materials Finance Corp.,
New Term Loan B, 1 Month LIBOR + 2.000%
2.145%(c)	11/21/24	3,106	3,084,461
Tamko Building Products, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	05/29/26^	603	600,346

			4,887,186

Commercial Services — 0.1%
Sabre GLBL, Inc.,
Term Loan
—%(p)	12/17/27	430	430,537
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	11/16/26	1,875	1,868,083

			2,298,620

Computers — 0.0%
Everi Payments, Inc.,
Term Loan, 1 Month LIBOR + 10.500%
11.500%(c)	05/09/24^	74	76,207
Term Loan, Term B Loan, 1 Month LIBOR + 2.750%
3.750%(c)	05/09/24	113	111,110

			187,317

Cosmetics/Personal Care — 0.0%
Coty, Inc.,
Term B USD Loans, 1 Month LIBOR + 2.250%
2.402%(c)	04/07/25	1,345	1,266,744

Distribution/Wholesale — 0.0%
KAR Auction Services, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%
2.438%(c)	09/19/26	740	723,565

Diversified Financial Services — 0.1%
Caliber Home Loans, Inc.,
Term Loan
—%(p)	04/24/21^	2,014	2,005,908

Electric — 0.1%
Pacific Gas & Electric Co.,
New Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	06/23/25	892	900,807
PG&E Corp.,
New Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	06/23/25	1,726	1,744,308
Pike Corp.,
Initial Term Loan, 1 Month LIBOR + 3.970%
4.120%(c)	07/24/26	153	152,126

			2,797,241

Engineering & Construction — 0.0%
Frontdoor, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.688%(c)	08/16/25	255	253,153

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment — 0.1%
18 Fremont Street Acquisition LLC,
Term Loan, 1 Month LIBOR + 8.000%
9.500%(c)	08/09/25^	1,912	$1,892,970
Caesars Resort Collection LLC,
Term B-1 Loan, 1 Month LIBOR + 4.500%
4.647%(c)	07/21/25	254	254,394
Herschend Entertainment Co. LLC,
Initial Term Loan, 3 Month LIBOR + 5.750%
6.750%(c)	08/19/25	626	629,562
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
2.647%(c)	05/29/26	1,055	1,041,781
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%
7.000%(c)	12/10/24	1,523	1,530,763
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
3.754%(c)	07/10/25	162	162,743

			5,512,213

Environmental Control — 0.0%
Robertshaw US Holding Corp.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 8.000%
9.000%(c)	02/28/26^	315	245,700

Foods — 0.0%
JBS USA LUX SA/JBS USA Finance, Inc.,
New Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	05/01/26	536	530,842

Healthcare-Services — 0.1%
Acadia Healthcare Co., Inc.,
Tranche B-4 Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	02/16/23	1,991	1,982,710
Select Medical Corp.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
2.530%(c)	03/06/25	165	163,765

			2,146,475

Household Products/Wares — 0.0%
Kronos Acquisition Holdings, Inc. (Canada),
Term Loan
—%(p)	12/17/26	437	436,454

Insurance — 0.1%
Asurion LLC,
New B-8 Term Loan, 1 Month LIBOR + 3.250%
3.397%(c)	12/23/26	2,987	2,955,558
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/23	448	446,096
USI, Inc.,
2019 New Term Loans, 3 Month LIBOR + 4.000%
4.254%(c)	12/02/26	525	523,257

			3,924,911

Internet — 0.1%
Cablevision Lightpath LLC,
Initial Term Loan, 3 Month LIBOR + 3.250%
3.750%(c)	11/30/27	141	140,577

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Internet (cont’d.)
Uber Technologies, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
3.647%(c)	07/13/23	2,214	$2,206,645

			2,347,222

Lodging — 0.0%
Aimbridge Acquisition Co., Inc.,
2020 Incremental Term Loan, 3 Month LIBOR + 6.000%
6.750%(c)	02/02/26	224	223,596
Initial Term Loan (2019) (First Lien), 1 Month LIBOR + 3.750%
3.895%(c)	02/02/26	575	540,535
Golden Nugget LLC,
First Initial Term Loan, 2 Month LIBOR + 2.500%
3.250%(c)	10/04/23	942	908,141

			1,672,272

Machinery-Diversified — 0.0%
Altra Industrial Motion Corp.,
Term Loan, 1 Month LIBOR + 2.000%
2.147%(c)	10/01/25^	546	544,382
Douglas Dynamics LLC,
2020 Term B Loan, 1 Month LIBOR + 3.750%
4.750%(c)	06/08/26^	130	130,486

			674,868

Media — 0.3%
Airbnb, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 7.500%
8.500%(c)	04/17/25	381	411,731
Charter Communications Operating LLC,
Term A-4 Loan, 1 Month LIBOR + 1.250%
1.400%(c)	02/01/25	757	753,679
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.409%(c)	07/17/25	2,000	1,969,644
September 2019 Term Loan, 1 Month LIBOR + 2.500%
2.659%(c)	04/15/27	673	666,173
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
2.648%(c)	11/18/24	1,584	1,542,678
EW Scripps Co,
Term Loan
—%(p)	12/15/27	965	965,000
Nielsen Finance LLC,
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
2.146%(c)	10/04/23	3,949	3,931,300
Shearer’s Foods LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	09/23/27	115	114,671
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
2.650%(c)	09/30/26	1,294	1,277,455
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.659%(c)	01/31/28	2,010	1,988,823

			13,621,154

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
2.438%(c)	07/31/26	114	$113,582
Zekelman Industries, Inc.,
2020 Term Loan, 1 Month LIBOR + 2.000%
2.143%(c)	01/24/27	183	181,871

			295,453

Oil & Gas — 0.1%
California Resources Corp.,
Term Loan, 1 Month LIBOR + 9.000%
10.000%(c)	10/27/25	220	218,160
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)
9.000%(c)	06/24/24	2,205	1,775,025
RNTR-1, LLC,
Initial Term Loan, 1 Month LIBOR + 2.375%
2.625%(c)	12/20/21^	1,179	1,166,600

			3,159,785

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
2.898%(c)	11/27/25	2,413	2,390,115
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1-3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	2,530	2,514,782
Grifols Worldwide Operations Ltd. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
2.102%(c)	11/15/27	2,077	2,053,644

			6,958,541

Pipelines — 0.1%
BCP Raptor LLC,
Initial Term Loan, 1 Month LIBOR + 4.750%
4.896%(c)	11/03/25	1,701	1,525,626
Buckeye Partners LP,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	11/01/26	1,719	1,713,996
PLH Group, Inc.,
Term Loan, 1 Month LIBOR + 6.000%
6.213%(c)	08/07/23^	397	364,442

			3,604,064

Real Estate — 0.1%
RE/MAX LLC,
Term Loan, 3 Month LIBOR + 2.750%
3.500%(c)	12/15/23^	723	719,510
Spectacle Gary Holdings LLC,
Term Loan, Closing Date Term Loan, 1 Month LIBOR + 9.000%
11.000%(c)	12/23/25	2,055	2,047,375

			2,766,885

Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
1.897%(c)	01/02/26	2,268	2,243,777

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 1.750%
1.894%(c)	12/20/24	1,345	$1,321,463

			3,565,240

Retail — 0.1%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.897%(c)	11/19/26	2,945	2,892,789
Foundation Building Materials Holding Co. LLC,
Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	08/13/25	358	357,509
LBM Acquisition LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	12/17/27	174	173,802
Term Loan
—%(p)	12/18/27	39	38,623
White Cap Buyer LLC,
Initial Closing Date Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	10/19/27	939	938,021
Woof Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	12/21/27	217	216,729

			4,617,473

Software — 0.1%
Interface Security Systems LLC,
Term Loan
—%(p)	08/07/23^	828	828,036
SS&C Technologies, Inc.,
Term B-5 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	04/16/25	2,209	2,183,835

			3,011,871

Telecommunications — 0.1%
Connect Finco Sarl (United Kingdom),
Initial Term Loan, 1 Month LIBOR + 4.500%
5.500%(c)	12/12/26	1,004	1,007,687
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	07/14/21	412	420,085
Tranche B-3 Term Loan, PRIME + 0.000%
3.250%(c)	11/27/23	205	207,050
Tranche B-4 Term Loan, PRIME + 3.500%
6.750%(c)	01/02/24	232	235,455

			1,870,277

Transportation — 0.0%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
2.254%(c)	12/30/26	623	621,264

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Transportation (cont’d.)
XPO Logistics, Inc.,
Refinancing Term Loan (2018), 1 Month LIBOR + 2.000%
2.147%(c)	02/24/25	1,012	$1,005,250

			1,626,514

TOTAL BANK LOANS (cost $81,859,678)			80,989,172

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class C, 144A
4.142%(cc)	08/10/35	150	159,105
Series 2015-1211, Class E, 144A
4.142%(cc)	08/10/35	150	144,994
245 Park Avenue Trust,
Series 2017-245P, Class E, 144A
3.657%(cc)	06/05/37	983	939,275
Series 2017-245P, Class XA, IO, 144A
0.149%(cc)	06/05/37	3,000	33,078
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class E, 144A, 1 Month LIBOR + 2.119% (Cap N/A, Floor 2.119%)
2.278%(c)	09/15/34	1,020	984,191
AOA Mortgage Trust,
Series 2015-1177, Class C, 144A
3.010%(cc)	12/13/29	250	249,318
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class D, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.109%(c)	12/15/36	900	746,615
Series 2017-ATRM, Class E, 144A, 1 Month LIBOR + 3.050% (Cap N/A, Floor 3.050%)
3.209%(c)	12/15/36	163	117,572
BAMLL Commercial Mortgage Securities Trust,
Series 2015-200P, Class F, 144A
3.596%(cc)	04/14/33	400	412,157
Series 2016-ISQ, Class E, 144A
3.606%(cc)	08/14/34	1,005	957,928
Series 2017-SCH, Class BF, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.559%(c)	11/15/33	350	333,000
Series 2017-SCH, Class CL, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.659%(c)	11/15/32	190	173,981
Series 2017-SCH, Class DL, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	11/15/32	380	352,196
Series 2018-DSNY, Class C, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.509%(c)	09/15/34	100	96,740
Series 2018-DSNY, Class D, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.859%(c)	09/15/34	480	454,329
Banc of America Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO
0.628%(cc)	02/15/50	3,040	108,036
Series 2017-BNK03, Class XD, IO, 144A
1.284%(cc)	02/15/50	1,000	64,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2019-BN20, Class XA, IO
0.838%(cc)	09/15/62	1,751	$104,934
Series 2019-BN20, Class XB, IO
0.362%(cc)	09/15/62	5,941	173,160
Series 2019-BN22, Class A4
2.978%	11/15/62	3,105	3,463,798
Series 2019-BN24, Class A3
2.960%	11/15/62	1,485	1,656,587
Series 2020-BN28, Class D, 144A
2.500%	03/15/63	210	191,987
Barclays Commercial Mortgage Securities Trust,
Series 2015-SRCH, Class A1, 144A
3.312%	08/10/35	666	701,272
Series 2015-SRCH, Class XA, IO, 144A
0.952%(cc)	08/10/35	4,589	218,149
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.881%(c)	03/15/37	160	157,191
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.319%(c)	11/15/34	360	339,139
Series 2019-C03, Class XA, IO
1.345%(cc)	05/15/52	1,577	143,701
Bayview Commercial Asset Trust,
Series 2005-03A, Class A1, 144A, 1 Month LIBOR + 0.320%
0.628%(c)	11/25/35	264	249,135
Series 2005-04A, Class A1, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.000%)
0.448%(c)	01/25/36	582	546,264
Series 2005-04A, Class M1, 144A, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
0.598%(c)	01/25/36	40	38,244
Series 2006-02A, Class A2, 144A, 1 Month LIBOR + 0.420%
0.568%(c)	07/25/36	102	96,297
Series 2006-03A, Class A1, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.000%)
0.398%(c)	10/25/36	90	84,671
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-T26, Class AM
5.432%(cc)	01/12/45	131	130,458
Benchmark Mortgage Trust,
Series 2019-B09, Class XA, IO
1.044%(cc)	03/15/52	2,237	160,612
Series 2019-B10, Class 3CCA, 144A
3.899%(cc)	03/15/62	592	625,162
Series 2019-B13, Class XA, IO
1.132%(cc)	08/15/57	8,732	651,973
Series 2019-B14, Class 225C, 144A
3.294%(cc)	12/15/62	206	199,205
Series 2020-B16, Class C
3.536%(cc)	02/15/53	84	87,153
Series 2020-B16, Class D, 144A
2.500%	02/15/53	129	113,140
Series 2020-B20, Class XA, IO
1.628%(cc)	10/15/53	2,699	307,726

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-B21, Class XA, IO
1.459%(cc)	12/17/53	1,540	$176,333
BFLD Trust,
Series 2020-EYP, Class E, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.859%(c)	10/15/35	660	660,871
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.409%(c)	07/15/35	630	612,627
BWAY Mortgage Trust,
Series 2013-1515, Class A2, 144A
3.454%	03/10/33	298	322,776
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E, 144A, 1 Month LIBOR + 1.951% (Cap N/A, Floor 1.978%)
2.110%(c)	03/15/37	130	130,089
Series 2018-BIOA, Class F, 144A, 1 Month LIBOR + 2.471% (Cap N/A, Floor 2.498%)
2.630%(c)	03/15/37	560	557,594
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.209%(c)	11/15/35	266	265,753
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.459%(c)	10/15/36	2,810	2,787,265
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.809%(c)	10/15/36	2,965	2,913,215
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	12/15/36	2,868	2,800,066
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.659%(c)	12/15/36	120	117,215
Series 2020-FOX, Class E, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.759%(c)	11/15/32	870	873,311
Series 2020-VIV03, Class B, 144A
3.544%(cc)	03/09/44	230	243,877
Series 2020-VIV04, Class A, 144A
2.843%	03/09/44	600	618,262
Series 2020-VKNG, Class F, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.909%(c)	10/15/37	530	528,444
BX Trust,
Series 2019-OC11, Class A, 144A
3.202%	12/09/41	390	426,855
Series 2019-OC11, Class D, 144A
4.075%(cc)	12/09/41	1,377	1,431,949
Series 2019-OC11, Class E, 144A
4.075%(cc)	12/09/41	1,714	1,730,244
BXP Trust,
Series 2017-CC, Class D, 144A
3.552%(cc)	08/13/37	150	158,963
Series 2017-CC, Class E, 144A
3.552%(cc)	08/13/37	290	295,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GM, Class D, 144A
3.425%(cc)	06/13/39	600	$638,419
Series 2017-GM, Class E, 144A
3.425%(cc)	06/13/39	260	266,521
CD Mortgage Trust,
Series 2006-CD03, Class AM
5.648%	10/15/48	476	488,774
Series 2017-CD03, Class A4
3.631%	02/10/50	190	216,380
Series 2017-CD04, Class A4
3.514%(cc)	05/10/50	400	453,789
Series 2017-CD06, Class C
4.267%(cc)	11/13/50	150	148,319
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class XD, IO, 144A
1.702%(cc)	01/10/48	1,390	105,384
Series 2016-C04, Class XB, IO
0.719%(cc)	05/10/58	1,440	52,219
Series 2018-TAN, Class B, 144A
4.690%	02/15/33	260	266,322
CFK Trust,
Series 2019-FAX, Class D, 144A
4.637%(cc)	01/15/39	463	486,963
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.750%)
0.949%(c)	07/15/32	585	584,889
Series 2017-BIOC, Class D, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.759%(c)	07/15/32	594	595,252
Series 2017-BIOC, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.250%)
2.309%(c)	07/15/32	1,288	1,284,952
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.659%(c)	06/15/34	1,157	1,100,432
Citigroup Commercial Mortgage Trust,
Series 2013-375P, Class C, 144A
3.518%(cc)	05/10/35	180	182,978
Series 2016-GC37, Class C
4.925%(cc)	04/10/49	160	159,624
Series 2016-P03, Class D, 144A
2.804%(cc)	04/15/49	11	7,175
Series 2019-C07, Class A4
3.102%	12/15/72	3,470	3,914,783
Series 2019-GC43, Class A4
3.038%	11/10/52	3,835	4,303,072
Series 2019-PRM, Class D, 144A
4.350%	05/10/36	140	145,634
Series 2019-PRM, Class E, 144A
4.731%(cc)	05/10/36	759	778,977
Series 2019-PRM, Class F, 144A
4.731%(cc)	05/10/36	600	601,493
Series 2019-SMRT, Class D, 144A
4.745%(cc)	01/10/36	1,460	1,510,280

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-420K, Class E, 144A
3.312%(cc)	11/10/42	200	$186,627
Series 2020-420K, Class X, IO, 144A
0.801%(cc)	11/10/42	5,170	360,503
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
2.924%(c)	11/15/37	1,090	1,087,266
Series 2020-ICE05, Class F, 144A, 1 Month LIBOR + 3.492% (Cap N/A, Floor 3.333%)
3.651%(c)	11/15/37	500	500,597
Commercial Mortgage Pass-Through Certificates,
Series 2012-LTRT, Class A2, 144A
3.400%	10/05/30	1,350	1,305,712
Commercial Mortgage Trust,
Series 2014-CR14, Class A4
4.236%(cc)	02/10/47	180	197,745
Series 2014-CR15, Class C
4.742%(cc)	02/10/47	422	454,688
Series 2014-CR18, Class A4
3.550%	07/15/47	95	103,099
Series 2014-CR19, Class A5
3.796%	08/10/47	320	353,151
Series 2015-03BP, Class XA, IO, 144A
0.060%(cc)	02/10/35	50,000	190,325
Series 2015-CR23, Class A4
3.497%	05/10/48	200	221,980
Series 2015-CR24, Class A5
3.696%	08/10/48	220	246,880
Series 2015-CR25, Class A4
3.759%	08/10/48	540	607,148
Series 2015-CR25, Class XA, IO
0.835%(cc)	08/10/48	631	20,323
Series 2015-LC19, Class D, 144A
2.867%	02/10/48	81	74,858
Series 2015-LC21, Class C
4.335%(cc)	07/10/48	1,000	996,802
Series 2016-667M, Class D, 144A
3.179%(cc)	10/10/36	170	166,262
Series 2018-HCLV, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.559%(c)	09/15/33	3,500	3,291,408
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.309%(c)	05/15/36	350	347,947
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	2,235	2,263,442
Series 2017-PFHP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.109%(c)	12/15/30	170	166,865
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	160	167,502
Series 2020-FACT, Class E, 144A, 1 Month LIBOR + 4.862% (Cap N/A, Floor 4.862%)
5.021%(c)	10/15/37	510	512,555

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-NET, Class D, 144A
3.704%(cc)	08/15/37	410	$424,005
Series 2020-NET, Class E, 144A
3.704%(cc)	08/15/37	410	409,466
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class B
4.190%(cc)	06/15/57	290	285,276
Series 2018-CX12, Class A4
4.224%(cc)	08/15/51	70	82,495
Series 2019-C15, Class D, 144A
3.000%	03/15/52	25	20,585
Series 2019-C16, Class C
4.237%(cc)	06/15/52	470	477,262
Series 2019-C16, Class XA, IO
1.565%(cc)	06/15/52	4,888	511,743
Series 2019-C17, Class C
3.934%	09/15/52	477	505,324
Series 2019-C17, Class D, 144A
2.500%	09/15/52	241	189,110
Series 2019-C17, Class XA, IO
1.366%(cc)	09/15/52	4,005	366,621
Series 2019-C17, Class XB, IO
0.559%(cc)	09/15/52	2,850	114,937
DBGS Mortgage Trust,
Series 2019-1735, Class X, IO, 144A
0.291%(cc)	04/10/37	4,470	106,909
DBUBS Mortgage Trust,
Series 2017-BRBK, Class A, 144A
3.452%	10/10/34	500	540,106
Series 2017-BRBK, Class E, 144A
3.530%(cc)	10/10/34	670	683,593
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A4
3.276%	05/10/49	170	188,071
Exantas Capital Corp. Ltd. (Cayman Islands),
Series 2019-RSO07, Class AS, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.653%(c)	04/15/36	610	601,470
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.903%(cc)	11/25/25	1,381	1,512,055
Series 2017-M03, Class A2
2.477%(cc)	12/25/26	1,925	2,099,285
Series 2017-M05, Class A2
3.171%(cc)	04/25/29	140	161,169
Series 2017-M07, Class A2
2.961%(cc)	02/25/27	1,620	1,809,893
Series 2017-M15, Class A2
2.959%(cc)	09/25/27	755	851,853
Series 2018-M01, Class A2
2.985%(cc)	12/25/27	1,155	1,292,283
Series 2018-M07, Class A2
3.052%(cc)	03/25/28	1,730	1,972,778
Series 2018-M08, Class A2
3.325%(cc)	06/25/28	1,050	1,209,012
Series 2018-M10, Class A2
3.370%(cc)	07/25/28	585	678,899

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-M14, Class A2
3.578%(cc)	08/25/28	409	$481,579
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0028, Class X1, IO
0.253%(cc)	02/25/23	26,170	118,085
Series K0031, Class X1, IO
0.203%(cc)	04/25/23	13,365	57,166
Series K0033, Class X1, IO
0.293%(cc)	07/25/23	9,975	65,937
Series K0035, Class X1, IO
0.350%(cc)	08/25/23	12,168	100,161
Series K0036, Class X1, IO
0.722%(cc)	10/25/23	6,479	116,207
Series K0038, Class X1, IO
1.116%(cc)	03/25/24	3,969	120,003
Series K0040, Class X1, IO
0.712%(cc)	09/25/24	9,721	220,860
Series K0052, Class X1, IO
0.654%(cc)	11/25/25	4,361	120,836
Series K0053, Class X1, IO
0.886%(cc)	12/25/25	1,936	75,189
Series K0054, Class X1, IO
1.169%(cc)	01/25/26	3,293	170,780
Series K0055, Class X1, IO
1.362%(cc)	03/25/26	1,470	90,343
Series K0057, Class X1, IO
1.182%(cc)	07/25/26	1,894	105,939
Series K0058, Class A2
2.653%	08/25/26	575	634,802
Series K0058, Class X1, IO
0.924%(cc)	08/25/26	1,891	87,243
Series K0059, Class X1, IO
0.311%(cc)	09/25/26	5,638	88,743
Series K0060, Class X1, IO
0.072%(cc)	10/25/26	20,479	105,071
Series K0061, Class A2
3.347%(cc)	11/25/26	1,605	1,831,968
Series K0062, Class A2
3.413%	12/25/26	1,150	1,318,396
Series K0063, Class A2
3.430%(cc)	01/25/27	1,230	1,410,943
Series K0069, Class A2
3.187%(cc)	09/25/27	240	274,840
Series K0071, Class A2
3.286%	11/25/27	325	374,726
Series K0072, Class A2
3.444%	12/25/27	1,990	2,312,398
Series K0073, Class A2
3.350%	01/25/28	2,080	2,405,920
Series K0103, Class X1, IO
0.638%(cc)	11/25/29	2,643	134,687
Series K0110, Class X1, IO
1.698%(cc)	04/25/30	500	66,149
Series K0121, Class X1, IO
1.029%(cc)	10/25/30	1,600	135,432
Series K0122, Class X1, IO
0.883%(cc)	11/25/30	1,450	107,956

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K0152, Class X1, IO
0.956%(cc)	01/25/31	2,936	$220,130
Series K1513, Class X1, IO
0.865%(cc)	08/25/34	1,464	127,047
Series K1514, Class X1, IO
0.580%(cc)	10/25/34	5,808	373,621
Series KW02, Class X1, IO
0.295%(cc)	12/25/26	7,085	77,010
FREMF Mortgage Trust,
Series 2018-K80, Class B, 144A
4.229%(cc)	08/25/50	1,010	1,157,564
FRESB Mortgage Trust,
Series 2018-SB53, Class A10F
3.650%(cc)	06/25/28	213	234,974
Government National Mortgage Assoc.,
Series 2011-038, Class IO
0.245%(cc)	04/16/53	3,234	51,035
Series 2012-023, Class IO
0.272%(cc)	06/16/53	457	3,244
Series 2013-030, Class IO
0.676%(cc)	09/16/53	1,623	37,640
Series 2013-063, Class IO
0.766%(cc)	09/16/51	10,646	319,849
Series 2013-078, Class IO
0.713%(cc)	10/16/54	1,901	51,030
Series 2013-191, Class IO
0.710%(cc)	11/16/53	572	12,900
Series 2015-037, Class IO
0.659%(cc)	10/16/56	295	11,479
Series 2015-097, Class VA
2.250%	12/16/38	181	187,535
Series 2015-146, Class IB, IO
0.804%(cc)	07/16/55	5,956	226,554
Series 2015-146, Class IC, IO
0.804%(cc)	07/16/55	27,355	963,455
Series 2015-189, Class IG, IO
0.900%(cc)	01/16/57	20,980	934,701
Series 2016-026, Class IO
0.878%(cc)	02/16/58	2,437	120,666
Series 2016-036, Class IO
0.808%(cc)	08/16/57	384	18,525
Series 2016-096, Class IO
0.902%(cc)	12/16/57	1,584	84,710
Series 2016-113, Class IO
1.155%(cc)	02/16/58	1,018	72,553
Series 2016-125, Class IO
0.942%(cc)	12/16/57	1,523	87,089
Series 2016-128, Class IO
0.855%(cc)	09/16/56	1,720	94,598
Series 2016-158, Class VA
2.000%	03/16/35	81	82,112
Series 2016-162, Class IO
0.883%(cc)	09/16/58	897	54,207
GPMT Ltd. (Cayman Islands),
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.047%(c)	11/21/35	64	63,729

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Grace Trust,
Series 2020-GRCE, Class E, 144A
2.680%(cc)	12/10/40	420	$392,356
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A, 144A
5.366%	05/03/32	470	542,006
Series 2012-TMSQ, Class D, 144A
3.458%(cc)	12/10/30	170	151,338
GS Mortgage Securities Corp. Trust,
Series 2017-500K, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.459%(c)	07/15/32	50	49,780
Series 2017-500K, Class E, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.659%(c)	07/15/32	100	99,496
Series 2017-500K, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.959%(c)	07/15/32	40	39,750
Series 2017-500K, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.659%(c)	07/15/32	20	19,737
Series 2017-GPTX, Class A, 144A
2.856%	05/10/34	390	387,135
Series 2019-BOCA, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.359%(c)	06/15/38	320	317,591
Series 2019-SOHO, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.059%(c)	06/15/36	510	509,383
Series 2019-SOHO, Class E, 144A, 1 Month LIBOR + 1.875% (Cap N/A, Floor 1.875%)
2.034%(c)	06/15/36	274	256,926
Series 2020-TWN03, Class B, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.659%(c)	11/15/37	110	110,152
GS Mortgage Securities Trust,
Series 2011-GC05, Class C, 144A
5.388%(cc)	08/10/44	2,025	1,933,828
Series 2015-590M, Class E, 144A
3.805%(cc)	10/10/35	230	230,017
Series 2015-GC32, Class C
4.422%(cc)	07/10/48	60	63,347
Series 2015-GS01, Class A3
3.734%	11/10/48	110	122,707
Series 2017-GS07, Class E, 144A
3.000%	08/10/50	40	31,456
Series 2019-GSA01, Class C
3.806%(cc)	11/10/52	80	76,547
Series 2020-GC45, Class A5
2.911%	02/13/53	1,580	1,757,864
Series 2020-GSA02, Class XA, IO
1.742%(cc)	12/12/53	4,280	577,238
GSCG Trust,
Series 2019-600C, Class F, 144A
3.985%(cc)	09/06/34	420	401,762

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HMH Trust,
Series 2017-NSS, Class A, 144A
3.062%	07/05/31	700	$667,061
Hudson Yards Mortgage Trust,
Series 2016-10HY, Class A, 144A
2.835%	08/10/38	490	532,638
Series 2019-30HY, Class E, 144A
3.443%(cc)	07/10/39	345	353,861
Series 2019-55HY, Class F, 144A
2.943%(cc)	12/10/41	640	586,637
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	320	343,822
Independence Plaza Trust,
Series 2018-INDP, Class C, 144A
4.158%	07/10/35	170	174,815
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A5
3.775%	08/15/47	320	351,097
Series 2015-C33, Class D1, 144A
4.112%(cc)	12/15/48	170	163,095
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class B
4.050%	09/15/50	70	76,687
Series 2019-COR05, Class C
3.750%	06/13/52	158	156,312
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class XC, IO, 144A
0.750%(cc)	12/15/49	1,800	65,865
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	175	181,336
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4FL, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.453%(c)	06/15/45	92	92,237
Series 2018-WPT, Class DFX, 144A
5.350%	07/05/33	60	60,040
Series 2019-MFP, Class E, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.319%(c)	07/15/36	390	365,553
Series 2019-MFP, Class F, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.159%(c)	07/15/36	140	129,821
Series 2019-OSB, Class E, 144A
3.783%(cc)	06/05/39	224	228,222
Series 2020-609M, Class D, 144A, 1 Month LIBOR + 2.770% (Cap N/A, Floor 2.770%)
2.929%(c)	10/15/33	150	150,052
Series 2020-MKST, Class E, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.409%(c)	12/15/36	283	262,345
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.959%(c)	05/15/36	1,808	1,799,083

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Securities Trust,
Series 2014-909, Class C, 144A
3.898%(cc)	05/15/31	290	$289,721
Series 2014-909, Class D, 144A
3.898%(cc)	05/15/31	530	528,040
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-01A, Class 1A, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	03/25/37	163	156,056
LSTAR Commercial Mortgage Trust,
Series 2015-03, Class AS, 144A
3.185%(cc)	04/20/48	250	252,417
Series 2017-05, Class X, IO, 144A
0.987%(cc)	03/10/50	809	25,210
Manhattan West Mortgage Trust,
Series 2020-01MW, Class D, 144A
2.335%(cc)	09/10/39	145	145,445
MFT Trust,
Series 2020-ABC, Class C, 144A
3.477%(cc)	02/10/42	905	890,146
Series 2020-ABC, Class D, 144A
3.477%(cc)	02/10/42	650	607,036
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XF, IO, 144A
1.207%(cc)	12/15/47	1,070	44,300
Series 2015-C24, Class A4
3.732%	05/15/48	210	235,142
Series 2015-C25, Class B
4.525%(cc)	10/15/48	340	382,493
Series 2015-C26, Class A5
3.531%	10/15/48	264	293,074
Series 2015-C26, Class D, 144A
3.060%	10/15/48	95	89,286
Series 2015-C26, Class XD, IO, 144A
1.337%(cc)	10/15/48	1,180	66,755
Morgan Stanley Capital I Trust,
Series 2007-T27, Class AJ
6.014%(cc)	06/11/42	234	234,039
Series 2014-150E, Class D, 144A
4.295%(cc)	09/09/32	347	350,972
Series 2015-MS01, Class C
4.031%(cc)	05/15/48	230	219,051
Series 2017-CLS, Class E, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.109%(c)	11/15/34	50	49,780
Series 2017-CLS, Class F, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.759%(c)	11/15/34	1,155	1,155,137
Series 2017-H01, Class C
4.281%(cc)	06/15/50	50	51,343
Series 2017-H01, Class D, 144A
2.546%	06/15/50	890	696,143
Series 2017-H01, Class XD, IO, 144A
2.197%(cc)	06/15/50	700	79,774
Series 2018-H03, Class A5
4.177%	07/15/51	27	32,196

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-SUN, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.059%(c)	07/15/35	160	$157,593
Series 2019-H06, Class A4
3.417%	06/15/52	292	330,203
Series 2019-H06, Class XB, IO
0.718%(cc)	06/15/52	3,740	190,443
Series 2019-L02, Class A4
4.071%	03/15/52	252	298,153
Series 2019-L02, Class XA, IO
1.027%(cc)	03/15/52	5,119	358,963
Series 2019-NUGS, Class E, 144A, 1 Month LIBOR + 2.244% (Cap N/A, Floor 3.744%)
3.744%(c)	12/15/36	200	188,573
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.091%(c)	06/15/35	121	119,019
Series 2018-SOX, Class A, 144A
4.404%	06/17/38	310	343,106
Series 2020-AGC, Class A, 144A, 1 Month LIBOR + 2.550% (Cap N/A, Floor 2.950%)
2.950%(c)	08/18/25	2,720	2,723,594
Olympic Tower Mortgage Trust,
Series 2017-OT, Class XA, IO, 144A
0.379%(cc)	05/10/39	7,700	176,884
One Market Plaza Trust,
Series 2017-01MKT, Class XCP, IO, 144A
0.090%(cc)	02/10/32	12,180	20,503
Series 2017-01MKT, Class XNCP, IO, 144A
0.000%(cc)	02/10/32	2,436	2
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.909%(c)	01/15/26	100	99,905
PFP Ltd. (Cayman Islands),
Series 2019-05, Class A, 144A, 1 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.123%(c)	04/14/36	157	154,283
Series 2019-05, Class AS, 144A, 1 Month LIBOR + 1.420% (Cap N/A, Floor 1.420%)
1.573%(c)	04/14/36	150	147,269
Prima Capital CRE Securitization Ltd. (Cayman Islands),
Series 2015-04A, Class C, 144A
4.000%	08/24/49	270	258,592
UBS Commercial Mortgage Trust,
Series 2019-C17, Class XA, IO
1.487%(cc)	10/15/52	4,766	479,512
Series 2019-C18, Class XA, IO
1.043%(cc)	12/15/52	5,019	347,401
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A4
3.185%	03/10/46	3,705	3,870,769
Series 2013-C06, Class A4
3.244%	04/10/46	2,320	2,433,811

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
US,
Series 2018-USDC, Class E, 144A
4.493%(cc)	05/13/38	190	$158,813
Velocity Commercial Capital Loan Trust,
Series 2016-02, Class M2
4.458%(cc)	10/25/46	100	100,454
Series 2016-02, Class M3
5.498%(cc)	10/25/46	100	101,191
Series 2016-02, Class M4
7.226%(cc)	10/25/46	100	101,545
Series 2017-02, Class M3, 144A
4.240%(cc)	11/25/47	128	127,123
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	64	63,276
Series 2020-01, Class M1, 144A
2.800%(cc)	02/25/50	157	158,865
Series 2020-01, Class M2, 144A
2.980%(cc)	02/25/50	129	130,723
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class A4
3.695%	11/15/48	110	123,794
Series 2015-NXS01, Class A5
3.148%	05/15/48	64	69,915
Series 2015-NXS04, Class A4
3.718%	12/15/48	110	123,947
Series 2015-P02, Class A4
3.809%	12/15/48	360	408,975
Series 2015-P02, Class D, 144A
3.241%	12/15/48	106	86,806
Series 2016-NXS05, Class D
4.992%(cc)	01/15/59	450	458,631
Series 2017-C39, Class D, 144A
4.349%(cc)	09/15/50	377	321,710
Series 2017-C41, Class B
4.188%(cc)	11/15/50	200	215,401
Series 2017-C41, Class D, 144A
2.600%(cc)	11/15/50	1,266	975,432
Series 2017-HSDB, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
1.004%(c)	12/13/31	287	280,606
Series 2018-1745, Class A, 144A
3.749%(cc)	06/15/36	150	165,947
Series 2019-C50, Class XA, IO
1.418%(cc)	05/15/52	3,533	317,059
Series 2019-C52, Class C
3.561%	08/15/52	260	253,102
Series 2020-C58, Class XA, IO
1.889%(cc)	07/15/53	2,000	286,555
Series 2020-SDAL, Class D, 144A, 1 Month LIBOR + 2.090% (Cap N/A, Floor 2.090%)
2.249%(c)	02/15/37	200	182,470
Series 2020-SDAL, Class E, 144A, 1 Month LIBOR + 2.740% (Cap N/A, Floor 2.740%)
2.899%(c)	02/15/37	180	162,327
WFRBS Commercial Mortgage Trust,
Series 2011-C04, Class D, 144A
5.193%(cc)	06/15/44	1,350	1,188,946

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-C21, Class A5
3.678%	08/15/47		345	$377,374

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $140,624,973)				143,753,027

CONVERTIBLE BONDS — 0.1%
Airlines — 0.0%
GOL Equity Finance SA (Brazil), Gtd. Notes, 144A
3.750%	07/15/24		174	150,080

Electric — 0.0%
NRG Energy, Inc., Gtd. Notes
2.750%	06/01/48	(a)	479	544,359

Entertainment — 0.0%
Cinemark Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/25		567	830,200

Oil & Gas — 0.0%
SM Energy Co.,
Sr. Unsec’d. Notes
1.500%	07/01/21		603	559,816

Oil & Gas Services — 0.0%
Pioneer Energy Services Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% or PIK N/A
5.000%	11/15/25^		394	212,869

Pipelines — 0.1%
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 4.875% or PIK N/A
4.875%	05/28/21		2,754	2,775,303

TOTAL CONVERTIBLE BONDS (cost $4,789,398)				5,072,627

CORPORATE BONDS — 38.8%
Advertising — 0.1%
Lamar Media Corp.,
Gtd. Notes
3.750%	02/15/28		1,964	2,016,235
4.000%	02/15/30		920	954,395
5.750%	02/01/26		233	240,573
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
2.450%	04/30/30	(a)	249	264,628
4.200%	06/01/30		248	297,877
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
4.625%	03/15/30		32	32,613
5.000%	08/15/27	(a)	439	450,408

				4,256,729

Aerospace & Defense — 1.3%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.800%	10/07/24		334	372,311
3.850%	12/15/25		1,647	1,871,244

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.400%	04/15/30			1,700	$1,920,560
Boeing Co. (The),
Sr. Unsec’d. Notes
3.825%	03/01/59			19	19,196
4.508%	05/01/23			1,137	1,225,311
4.875%	05/01/25	(a)		1,512	1,722,113
5.705%	05/01/40			3,290	4,264,404
5.805%	05/01/50			3,740	5,144,059
5.930%	05/01/60			625	883,406
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25			3,040	3,224,738
5.400%	02/01/27			106	112,917
Gtd. Notes, 144A
6.950%	01/17/28			200	226,265
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23			149	158,715
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30	(a)		1,671	1,983,557
3.750%	05/15/28			46	53,885
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
1.800%	01/15/31			977	991,811
3.850%	06/15/23			20	21,581
3.850%	12/15/26	(a)		1,650	1,906,767
4.400%	06/15/28			178	213,726
4.400%	06/15/28			1,795	2,158,699
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	(a)		1,051	1,134,763
3.600%	03/01/35			1,633	1,968,530
6.150%	09/01/36	(a)		267	403,898
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25			727	790,889
3.250%	01/15/28			2,097	2,372,201
4.030%	10/15/47			897	1,119,413
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.150%	05/18/30		EUR	1,170	1,649,972
2.250%	07/01/30			3,623	3,841,888
3.150%	12/15/24			410	444,351
3.650%	08/16/23			70	75,470
4.125%	11/16/28			1,104	1,315,855
4.200%	12/15/44			229	272,643
4.625%	11/16/48			279	379,078
5.400%	05/01/35			296	405,551
7.000%	11/01/28			1,310	1,796,835
7.200%	08/15/27			371	497,264
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			2,501	2,665,163

Interest Rate	Maturity Date			Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
8.000%	12/15/25				990	$1,092,966

						50,701,995

Agriculture — 0.8%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25				1,207	1,280,759
3.125%	06/15/31		EUR		950	1,383,823
4.000%	01/31/24				2,510	2,759,699
4.400%	02/14/26				1,575	1,827,801
5.800%	02/14/39				1,601	2,105,838
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
3.250%	03/27/30				2,195	2,536,447
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.726%	03/25/31				3,980	4,120,030
2.789%	09/06/24	(a)			6,320	6,758,398
3.222%	08/15/24				2,505	2,711,996
4.540%	08/15/47				859	952,813
4.906%	04/02/30				974	1,176,296
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26				82	84,046
Bunge Ltd. Finance Corp.,
Gtd. Notes
1.630%	08/17/25	(a)			450	462,717
Darling Ingredients, Inc.,
Gtd. Notes, 144A
5.250%	04/15/27				180	191,301
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.450%	08/01/39			EUR	1,265	1,574,099
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25				409	466,627
5.850%	08/15/45				838	1,064,161

						31,456,851

Airlines — 0.5%
Air Canada 2015-2 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
5.000%	06/15/25				191	189,133
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31				342	334,570
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	01/15/26				4	3,723
Allegiant Travel Co.,
Sr. Sec’d. Notes, 144A
8.500%	02/05/24				600	640,469
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29				168	165,743

.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
American Airlines 2015-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.400%	03/22/25		945	$714,999
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		162	160,357
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25		599	508,598
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29		298	290,452
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30		1,092	1,069,010
American Airlines 2016-3 Class B Pass-Through Trust,
Pass-Through Certificates
3.750%	04/15/27		15	11,040
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30		230	232,204
American Airlines 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.950%	08/15/26		208	176,079
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33		796	780,059
American Airlines 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29		837	703,685
British Airways 2020-1 Class A Pass-Through Trust (United Kingdom),
Sr. Sec’d. Notes, 144A
4.250%	05/15/34		264	279,908
British Airways 2020-1 Class B Pass-Through Trust (United Kingdom),
Sec’d. Notes, 144A
8.375%	11/15/28		193	213,820
Delta Air Lines 2019-1 Class AA Pass Through Trust,
Pass-Through Certificates
3.204%	10/25/25		1,765	1,813,408
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		2,460	2,683,011
Gol Finance SA (Brazil),
Gtd. Notes, 144A
7.000%	01/31/25	(a)	383	344,362
JetBlue 2020-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.000%	05/15/34		1,125	1,208,889
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		2,700	3,209,983
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		409	338,138
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		209	211,315

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23		10	$10,047
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		72	72,717
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		114	113,507
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		98	98,815
United Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.650%	01/07/26		72	70,904
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		296	297,551
United Airlines 2016-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.650%	04/07/27		37	35,945
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.500%	09/01/31		182	180,167
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		448	426,977
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29		704	654,354
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29		2,492	2,688,580

				20,932,519

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24		472	495,518
4.875%	05/15/26	(a)	646	699,905
5.375%	05/15/25		640	678,328
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27		1,864	2,064,556
Under Armour, Inc.,
Sr. Unsec’d. Notes
3.250%	06/15/26		38	38,061
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		180	189,454

				4,165,822

Auto Manufacturers — 1.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		2,130	2,150,684

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.096%	05/04/23		7,490	$7,556,460
3.200%	01/15/21		430	429,657
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		4,285	5,142,011
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		711	754,413
4.000%	01/15/25	(a)	952	1,048,242
Sr. Unsec’d. Notes
2.750%	06/20/25	(a)	1,536	1,638,976
4.150%	06/19/23		1,289	1,386,720
5.100%	01/17/24		1,065	1,191,737
5.200%	03/20/23		1,025	1,124,084
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.375%	02/10/23		2,163	2,232,286
2.650%	02/10/25		2,505	2,643,951
3.000%	02/10/27		1,800	1,919,198
3.950%	02/01/22		350	361,891
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	08/29/22		1,140	1,180,399
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23	(a)	1,475	1,542,386
3.522%	09/17/25		4,035	4,324,079
4.810%	09/17/30	(a)	2,869	3,230,960
Toyota Motor Corp. (Japan),
Sr. Unsec’d. Notes
2.358%	07/02/24		2,255	2,394,821
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.800%	02/13/25	(a)	3,055	3,203,481
2.150%	02/13/30		789	846,554
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26		1,745	1,929,266
3.750%	05/13/30	(a)	2,335	2,697,894

				50,930,150

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	208	216,028
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	05/15/49		2,910	3,559,587
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30		448	482,929

				4,258,544

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks — 7.5%
Arab National Bank (Saudi Arabia),
Sub. Notes
3.326%(ff)	10/28/30			200	$205,478
Banco de Credito del Peru (Peru),
Sub. Notes, 144A, MTN
3.125%(ff)	07/01/30	(a)		378	388,424
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19	(d)	EUR	100	15,881
Banco Internacional del Peru SAA Interbank (Peru),
Sr. Unsec’d. Notes, 144A
3.250%	10/04/26			255	270,468
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.875%(ff)	–	(rr)		200	210,762
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30			200	200,362
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25			1,640	1,738,587
3.875%	09/20/22			2,785	2,948,678
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.306%	06/27/29			1,200	1,349,136
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22			380	393,676
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24			4,205	4,581,797
Bank of America Corp.,
Jr. Sub. Notes, Series FF
5.875%(ff)	–	(rr)		1,065	1,204,439
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31			196	210,008
2.738%(ff)	01/23/22			180	180,219
3.366%(ff)	01/23/26			232	255,548
3.419%(ff)	12/20/28			1,384	1,562,694
5.700%	01/24/22			282	297,999
Sr. Unsec’d. Notes, GMTN
2.625%	04/19/21			3,095	3,116,233
3.593%(ff)	07/21/28			1,413	1,605,509
Sr. Unsec’d. Notes, MTN
0.810%(ff)	10/24/24			2,074	2,094,209
1.197%(ff)	10/24/26	(a)		3,545	3,605,179
1.319%(ff)	06/19/26	(a)		438	447,804
2.015%(ff)	02/13/26			1,211	1,268,498
2.456%(ff)	10/22/25	(a)		2,862	3,053,051
2.496%(ff)	02/13/31			135	143,196
2.676%(ff)	06/19/41			1,470	1,531,050
3.194%(ff)	07/23/30			1,200	1,342,261
3.499%(ff)	05/17/22			3,026	3,061,251
3.559%(ff)	04/23/27			6,945	7,841,146
3.705%(ff)	04/24/28			1,084	1,235,816
3.824%(ff)	01/20/28			3,492	4,008,491
3.970%(ff)	03/05/29			1,596	1,858,760

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.974%(ff)	02/07/30		181	$213,206
4.271%(ff)	07/23/29		1,804	2,145,740
Sub. Notes, MTN
4.200%	08/26/24		200	223,903
4.450%	03/03/26		227	264,682
Sub. Notes, Series L, MTN
3.950%	04/21/25		2,354	2,651,659
Bank of East Asia Ltd. (The) (Hong Kong),
Sub. Notes, EMTN
4.000%(ff)	05/29/30		250	263,113
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, 3 Month LIBOR + 3.420%
3.659%(c)	–	(rr)	125	125,057
Jr. Sub. Notes, Series F
4.625%(ff)	–	(rr)	1,415	1,501,556
Sr. Unsec’d. Notes, MTN
3.400%	01/29/28		211	241,524
3.442%(ff)	02/07/28		1,056	1,208,854
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.200%	08/10/21		1,280	1,300,971
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)	1,413	1,698,058
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
1.875%	09/18/25		1,195	1,205,234
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		360	376,762
2.819%(ff)	11/19/25	(a)	5,433	5,801,548
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	(a)	1,932	2,107,780
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.700%	10/01/29		1,147	1,234,830
China Construction Bank Corp. (China),
Sub. Notes
2.450%(ff)	06/24/30		350	358,794
4.250%(ff)	02/27/29		200	215,232
CITIC Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.850%	02/25/30		200	208,154
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	–	(rr)	530	544,464
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		1,165	1,241,206
2.976%(ff)	11/05/30		2,314	2,546,880
3.200%	10/21/26		2,450	2,738,189
3.668%(ff)	07/24/28		1,012	1,151,175
3.887%(ff)	01/10/28		1,484	1,704,851
3.980%(ff)	03/20/30	(a)	982	1,154,058
4.075%(ff)	04/23/29		3,398	3,984,289
4.412%(ff)	03/31/31		4,820	5,843,132
Sub. Notes
4.400%	06/10/25		1,041	1,193,482

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
3.250%	04/30/30	(a)	470	$531,347
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.100%	11/12/21		1,280	1,299,760
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,179	1,309,152
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23		287	295,742
4.207%(ff)	06/12/24		535	579,471
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21		438	441,946
3.800%	09/15/22		251	264,914
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23		426	427,995
1.621%(ff)	09/11/26		439	441,251
5.000%	01/12/22		531	554,447
5.375%	01/12/24		1,705	1,924,270
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		1,825	1,867,627
3.547%(ff)	09/18/31	(a)	653	708,507
Discover Bank,
Sr. Unsec’d. Notes
4.650%	09/13/28		250	299,161
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.150%	12/02/22		5,340	5,531,362
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.391%(c)	05/15/26		321	327,154
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		1,096	1,200,181
3.500%	01/23/25		3,853	4,251,246
3.500%	04/01/25		4,194	4,663,885
3.691%(ff)	06/05/28		1,869	2,153,989
3.750%	05/22/25		621	696,754
3.750%	02/25/26		658	748,085
3.850%	01/26/27		832	950,273
Sr. Unsec’d. Notes, MTN
4.000%	03/03/24		2,070	2,286,265
Sub. Notes
6.750%	10/01/37		2,655	4,036,892
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A
4.375%	02/04/30		567	604,304
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.973%(ff)	05/22/30		400	461,868
4.583%(ff)	06/19/29		3,033	3,587,139
4.950%	03/31/30		390	487,396

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.625%	08/06/24		3,005	$3,209,971
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
4.100%	10/02/23		1,621	1,781,109
Sr. Unsec’d. Notes, 144A
4.625%	01/06/26		1,894	2,222,334
Itau Unibanco Holding SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.900%	01/24/23		617	632,008
3.250%	01/24/25		617	647,249
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.005%(ff)	03/13/26		4,088	4,297,937
2.083%(ff)	04/22/26		1,585	1,674,640
2.182%(ff)	06/01/28		1,216	1,290,330
2.739%(ff)	10/15/30		3,505	3,812,145
2.950%	10/01/26		372	412,948
3.109%(ff)	04/22/51		1,537	1,709,754
3.220%(ff)	03/01/25		1,616	1,744,083
3.300%	04/01/26		132	147,807
3.509%(ff)	01/23/29		264	301,499
3.540%(ff)	05/01/28	(a)	4,197	4,795,046
3.559%(ff)	04/23/24		404	432,627
3.782%(ff)	02/01/28		1,394	1,601,002
3.900%	07/15/25		2,725	3,094,666
3.960%(ff)	01/29/27		1,840	2,115,034
4.005%(ff)	04/23/29		1,877	2,201,001
4.203%(ff)	07/23/29		1,113	1,326,010
4.260%(ff)	02/22/48		234	306,754
4.350%	08/15/21		3,275	3,357,344
4.452%(ff)	12/05/29		983	1,201,389
4.500%	01/24/22		3,425	3,578,511
4.625%	05/10/21		1,115	1,131,997
Sub. Notes
2.956%(ff)	05/13/31		1,815	1,986,562
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN
3.343%(ff)	10/02/31		250	257,514
Kookmin Bank (South Korea),
Jr. Sub. Notes, EMTN
4.350%(ff)	–	(rr)	300	316,905
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.100%	07/06/21		990	1,003,420
3.750%	01/11/27		676	767,297
4.550%	08/16/28		200	241,302
Sub. Notes
4.344%	01/09/48	(a)	4,055	5,007,160
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
0.848%(ff)	09/15/24		983	989,069
2.193%	02/25/25		2,179	2,298,637
2.665%	07/25/22		375	388,231
2.998%	02/22/22		140	144,182
3.455%	03/02/23	(a)	1,391	1,481,824

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.979%(ff)	09/08/31	(a)	893	$912,929
2.201%(ff)	07/10/31	(a)	354	366,813
2.273%	09/13/21		533	540,134
2.555%(ff)	09/13/25		2,437	2,577,160
2.839%(ff)	07/16/25		201	214,013
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		3,766	4,095,513
3.700%	10/23/24		5,225	5,816,965
3.772%(ff)	01/24/29		1,640	1,898,686
3.875%	01/27/26		213	244,122
4.000%	07/23/25		1,277	1,460,318
4.431%(ff)	01/23/30		784	955,302
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		3,088	3,264,731
2.720%(ff)	07/22/25		419	448,189
3.591%(ff)	07/22/28		1,773	2,023,033
3.622%(ff)	04/01/31		1,411	1,638,777
6.250%	08/09/26		1,942	2,476,368
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		1,300	1,438,654
Nbk Tier 2 Ltd. (Kuwait),
Gtd. Notes
2.500%(ff)	11/24/30		200	203,175
Northern Trust Corp.,
Sr. Unsec’d. Notes
3.150%	05/03/29		381	432,392
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26		1,090	1,107,966
2.875%	08/05/21		1,393	1,413,288
3.571%	01/10/23		2,792	2,874,766
3.823%(ff)	11/03/28		206	231,878
Sub. Notes, 144A
5.625%	09/15/45	(a)	1,935	2,610,230
Shinhan Financial Group Co. Ltd. (South Korea),
Sub. Notes, EMTN
3.340%(ff)	02/05/30		300	318,885
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	01/22/25		5,485	5,807,258
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26		4,645	4,921,488
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
3.814%(c)	–	(rr)	550	548,447
Jr. Sub. Notes, Series H
5.625%(ff)	–	(a)(rr)	2,410	2,538,114
Sr. Unsec’d. Notes
2.400%	01/24/30		260	284,297
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.474%	07/08/25		3,115	3,193,083
2.348%	01/15/25		276	292,708

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.696%	07/16/24	(a)	7,638	$8,154,076
3.040%	07/16/29	(a)	2,515	2,792,153
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
2.650%	06/12/24		3,565	3,819,654
U.S. Bancorp,
Sub. Notes, MTN
3.000%	07/30/29		368	411,627
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	–	(rr)	1,520	1,664,621
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		1,011	1,022,602
2.859%(ff)	08/15/23		2,420	2,508,694
4.125%	09/24/25		1,923	2,201,870
4.125%	04/15/26		913	1,054,237
Washington Mutual Bank,
Sr. Unsec’d. Notes
2.608%	05/01/09	(d)	980	2,450
2.608%	11/06/09	(d)	770	1,925
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	04/22/26	(a)	395	435,146
3.000%	10/23/26		1,638	1,814,636
3.068%(ff)	04/30/41		2,013	2,189,970
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		638	678,685
2.879%(ff)	10/30/30		1,192	1,298,621
3.000%	02/19/25		822	894,107
3.550%	09/29/25	(a)	1,326	1,490,414
3.750%	01/24/24		607	662,605

				294,762,449

Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		2,704	3,427,335
4.900%	02/01/46		3,190	4,148,901
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	(a)	2,962	3,429,492
4.350%	06/01/40	(a)	3,145	3,845,668
4.600%	06/01/60		2,490	3,197,516
4.750%	01/23/29		4,230	5,214,386
4.900%	01/23/31	(a)	705	897,426
5.450%	01/23/39		1,095	1,478,360
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
5.150%	05/15/38		1,055	1,337,076
5.300%	05/15/48		2,375	3,278,803
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		197	209,013
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	06/01/40	(a)	751	796,324

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
2.750%	06/01/60	(a)	725	$779,958
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30		950	1,040,629
3.750%	05/01/50	(a)	340	400,038
Embotelladora Andina SA (Chile),
Sr. Unsec’d. Notes, 144A
3.950%	01/21/50		294	331,161
Fomento Economico Mexicano SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.500%	01/16/50		3,763	4,177,975
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30	(a)	1,003	1,137,202
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.375%	07/29/49		336	406,898

				39,534,161

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.450%	02/21/30	(a)	684	734,159
4.400%	05/01/45		1,394	1,765,408
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	(a)	2,883	2,997,250
3.150%	05/01/50		1,115	1,147,931
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.200%	10/01/27		28	28,194
4.150%	03/01/47		611	746,933
4.750%	03/01/46	(a)	558	739,060
4.800%	04/01/44		693	914,160

				9,073,095

Building Materials — 0.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
1.923%	02/15/23		1,927	1,985,339
2.242%	02/15/25	(a)	3,320	3,512,210
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.200%	09/17/30	(a)	391	429,770
Johnson Controls International PLC,
Sr. Unsec’d. Notes
5.125%	09/14/45		7	9,633
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		224	239,689
5.750%	09/15/26		20	20,924
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		453	521,517
4.200%	12/01/24		1,605	1,784,487

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		62	$65,453
5.000%	02/15/27		179	187,373
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		210	220,568
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		57	58,750

				9,035,713

Chemicals — 0.8%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25		620	645,791
Braskem America Finance Co. (Brazil),
Gtd. Notes, 144A
7.125%	07/22/41		4,610	5,331,058
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes
8.500%(ff)	01/23/81		217	242,241
Gtd. Notes, 144A
8.500%(ff)	01/23/81	(a)	417	465,505
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26		234	263,674
4.550%	11/30/25		581	679,088
9.000%	04/01/21		700	712,021
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		1,749	2,042,592
Ecolab, Inc.,
Sr. Unsec’d. Notes
4.800%	03/24/30		971	1,239,742
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30		845	872,194
4.200%	05/01/50		550	643,341
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.000%	05/18/25		340	382,638
5.875%	05/18/30		200	249,270
Gtd. Notes, EMTN
5.000%	05/18/25		400	450,162
5.875%	05/18/30		200	249,270
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
5.625%	04/25/24	(a)	3,745	4,143,465
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44		4,340	5,423,819
SABIC Capital II BV (Saudi Arabia),
Gtd. Notes, 144A
4.000%	10/10/23		334	360,106

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30		911	$955,739
4.000%	12/15/42		120	141,123
Sociedad Quimica y Minera de Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/22/50		2,925	3,360,999
Valvoline, Inc.,
Gtd. Notes
4.375%	08/15/25		1,135	1,172,286
Gtd. Notes, 144A
4.250%	02/15/30		505	535,730
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		1,320	1,353,522

				31,915,376

Commercial Services — 0.5%
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		235	245,986
Capitol Investment Merger Sub 2 LLC,
Sec’d. Notes, 144A
10.000%	08/01/24	(a)	671	732,013
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
3.908%	05/31/23		274	289,689
Equifax, Inc.,
Sr. Unsec’d. Notes
2.600%	12/15/25		620	670,063
3.100%	05/15/30		410	456,375
3.300%	12/15/22		995	1,042,311
7.000%	07/01/37		395	541,712
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		910	1,307,803
Unsec’d. Notes, Series B
4.315%	04/01/49	(a)	850	1,079,747
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30		233	252,935
3.200%	08/15/29		1,325	1,470,939
4.800%	04/01/26	(a)	1,118	1,327,169
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27	(a)	380	405,925
Jaguar Holding Co. II/PPD Development LP,
Gtd. Notes, 144A
5.000%	06/15/28		101	108,845
Moody’s Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		227	255,407
4.875%	02/15/24		275	308,371
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	150	154,762

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25		439	$459,142
2.650%	10/01/26		301	330,696
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30		1,373	1,527,377
3.500%	03/16/23		1,395	1,484,168
4.000%	03/18/29		1,366	1,622,423
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		50	50,659
7.375%	09/01/25	(a)	860	935,540
9.250%	04/15/25		265	315,869
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119		1,285	1,449,853
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28	(a)	582	623,077
5.250%	01/15/30		47	52,350
5.500%	05/15/27		362	387,575
5.875%	09/15/26		362	383,115
Sec’d. Notes
3.875%	11/15/27		599	632,328

				20,904,224

Computers — 0.8%
Apple, Inc.,
Sr. Unsec’d. Notes
2.050%	09/11/26		2,980	3,188,127
2.200%	09/11/29	(a)	3,450	3,715,689
2.550%	08/20/60		988	1,009,127
3.850%	05/04/43		1,322	1,678,134
3.850%	08/04/46		264	339,037
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	(a)	686	810,056
8.100%	07/15/36	(a)	483	709,719
DXC Technology Co.,
Sr. Unsec’d. Notes
4.000%	04/15/23	(a)	3,545	3,788,803
4.125%	04/15/25	(a)	625	692,837
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		1,610	1,772,847
4.650%	10/01/24	(a)	2,819	3,204,030
6.200%	10/15/35		3,015	3,893,553
HP, Inc.,
Sr. Unsec’d. Notes
6.000%	09/15/41		100	130,469
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.700%	05/15/27		662	687,423
1.950%	05/15/30	(a)	2,347	2,418,364
2.850%	05/15/40	(a)	931	997,710
3.300%	05/15/26		691	780,636

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Leidos, Inc.,
Gtd. Notes, 144A
4.375%	05/15/30		1,519	$1,820,429
Science Applications International Corp.,
Gtd. Notes, 144A
4.875%	04/01/28	(a)	310	329,723
Seagate HDD Cayman,
Gtd. Notes, 144A
4.091%	06/01/29		372	398,336
4.125%	01/15/31		415	443,440

				32,808,489

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		193	200,857
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		254	263,947
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25	(a)	301	309,550
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27	(a)	336	354,422
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27	(a)	1,360	1,437,790

				2,566,566

Diversified Financial Services — 0.9%
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26		3,930	4,334,523
Ally Financial, Inc.,
Sr. Unsec’d. Notes
3.050%	06/05/23		4,915	5,183,332
Alpha Holding SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
9.000%	02/10/25		418	309,035
American Express Co.,
Sr. Unsec’d. Notes
2.500%	07/30/24		3,330	3,558,594
ASG Finance Designated Activity Co. (Cyprus),
Gtd. Notes, 144A
7.875%	12/03/24		694	597,562
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN
3.000%	09/11/29		300	311,561
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		523	572,895
3.900%	01/29/24		811	888,083
4.750%	07/15/21		224	229,188
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.200%	03/02/27		245	275,258

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
China Development Bank Financial Leasing Co. Ltd. (China),
Sub. Notes
2.875%(ff)	09/28/30		200	$204,982
Coastal Emerald Ltd. (China),
Gtd. Notes
4.300%(ff)	–	(rr)	300	303,938
Discover Financial Services,
Sr. Unsec’d. Notes
4.500%	01/30/26		239	276,496
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		970	1,156,586
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32		1,087	1,094,374
2.100%	06/15/30		199	207,960
3.750%	09/21/28		423	494,406
Intercorp Peru Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
3.875%	08/15/29		200	208,105
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	06/01/29		779	877,148
3.350%	03/26/30	(a)	877	1,023,138
Mirae Asset Daewoo Co. Ltd. (South Korea),
Sr. Unsec’d. Notes
2.625%	07/30/25		200	206,525
Mongolian Mortgage Corp. Hfc LLC (Mongolia),
Gtd. Notes
9.750%	01/29/22		200	199,402
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	03/15/27		2,475	2,499,597
5.875%	10/25/24		410	435,657
6.500%	06/15/22		284	299,701
6.625%	07/26/21		210	215,101
6.750%	06/25/25		161	175,661
6.750%	06/15/26		384	418,149
7.250%	09/25/23		166	182,117
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		1,360	1,446,317
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.679%	07/16/30	(a)	318	336,827
3.103%	01/16/30		303	331,138
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
2.900%	07/18/22		15	15,530
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29		300	330,736
Quicken Loans LLC,
Gtd. Notes, 144A
5.250%	01/15/28	(a)	351	374,976
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29		414	422,276

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
3.875%	03/01/31	(a)	1,720	$1,783,662
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.100%	07/16/23		200	203,875
United Shore Financial Services LLC,
Sr. Unsec’d. Notes, 144A
5.500%	11/15/25	(a)	1,262	1,327,218
Visa, Inc.,
Sr. Unsec’d. Notes
4.150%	12/14/35		1,486	1,927,577

				35,239,206

Electric — 2.8%
Acwa Power Management & Investments One Ltd. (Saudi Arabia),
Sr. Sec’d. Notes, 144A
5.950%	12/15/39		3,585	4,305,449
Adani Electricity Mumbai Ltd. (India),
Sr. Sec’d. Notes
3.949%	02/12/30		200	212,832
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes
4.000%	08/03/26		200	216,285
4.250%	05/21/36		193	205,231
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		493	576,087
Sr. Unsec’d. Notes, Series H
3.450%	01/15/50		539	613,057
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.150%	09/15/49		495	547,454
3.750%	12/01/47		245	296,163
3.800%	06/15/49		565	692,457
4.250%	09/15/48		112	146,186
Sr. Unsec’d. Notes, Series M
3.650%	04/01/50		350	422,718
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25		715	780,151
3.950%	07/15/30		365	412,178
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49		696	819,032
3.550%	12/01/23		135	147,007
3.750%	03/01/45		238	285,378
4.150%	08/15/44		40	50,546
6.000%	03/01/39		24	35,605
Sr. Unsec’d. Notes, Series A
4.300%	07/15/48		198	263,040
Ameren Illinois Co.,
First Mortgage
3.250%	03/15/50		437	508,323
3.800%	05/15/28	(a)	608	708,785
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50		204	218,548
3.200%	09/15/49		260	291,805

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.500%	08/15/46		535	$619,796
3.750%	08/15/47		405	492,381
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.250%	10/15/50		430	554,078
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	(a)	2,410	2,385,641
4.500%	02/15/28		2,244	2,343,721
5.250%	06/01/26		767	793,849
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		2,860	2,984,235
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.550%	08/01/42	(a)	350	409,316
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, 144A
3.625%	02/04/25		248	258,038
China Huadian Overseas Development 2018 Ltd. (China), Gtd. Notes
3.375%(ff)	–	(rr)	250	255,713
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
(China),
Gtd. Notes
3.000%	12/10/29		355	375,624
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		4,104	4,810,951
Consumers Energy Co., First Mortgage
3.100%	08/15/50		330	379,265
3.500%	08/01/51		288	352,237
3.750%	02/15/50		946	1,191,236
4.050%	05/15/48		220	287,037
Dayton Power & Light Co. (The), First Mortgage
3.950%	06/15/49		668	778,042
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	(a)	1,700	1,935,524
DPL, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/25	(a)	690	746,069
DTE Electric Co., General Ref. Mortgage
3.950%	03/01/49		213	274,580
General Ref. Mortgage, Series A
4.050%	05/15/48	(a)	735	962,092
Duke Energy Carolinas LLC, First Mortgage
2.450%	08/15/29		180	194,121
2.450%	02/01/30	(a)	2,090	2,250,492
3.200%	08/15/49		417	472,365
3.700%	12/01/47		206	247,501
3.950%	11/15/28		357	425,045
3.950%	03/15/48		180	225,223

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage
3.750%	06/01/45		238	$286,102
Duke Energy Florida LLC, First Mortgage
1.750%	06/15/30		2,083	2,121,867
2.500%	12/01/29		1,693	1,840,743
3.800%	07/15/28		750	880,799
4.200%	07/15/48		153	197,242
Duke Energy Ohio, Inc., First Mortgage
3.650%	02/01/29		1,834	2,122,670
Duke Energy Progress LLC, First Mortgage
3.450%	03/15/29		1,378	1,589,534
4.100%	05/15/42		548	679,323
4.100%	03/15/43		305	377,907
4.150%	12/01/44		192	244,121
4.200%	08/15/45		172	220,328
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22		149	152,406
3.125%	11/15/22		3	3,116
4.950%	04/15/25		150	170,966
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.250%	07/18/29		221	237,163
4.375%	02/15/31		200	215,035
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		835	940,380
Enel Generacion Chile SA (Chile),
Sr. Unsec’d. Notes
4.250%	04/15/24		1,395	1,518,483
Entergy Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/30		1,345	1,457,334
Entergy Louisiana LLC, Collateral Trust
4.200%	09/01/48		820	1,063,030
First Mortgage
5.400%	11/01/24		250	293,918
Exelon Corp.,
Sr. Unsec’d. Notes
4.050%	04/15/30		755	893,378
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.050%	03/01/25		186	185,533
2.650%	03/01/30		956	954,896
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27		1,148	1,264,245
Sr. Unsec’d. Notes, Series C
3.400%	03/01/50	(a)	564	543,456
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		2,130	2,319,698
4.550%	04/01/49		1,431	1,672,396
5.450%	07/15/44		510	643,826

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49		1,462	$1,687,379
3.800%	12/15/42		150	183,879
3.950%	03/01/48		695	899,383
3.990%	03/01/49		179	232,944
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA (Argentina),
Gtd. Notes, 144A
9.625%	07/27/23		461	287,692
LLPL Capital Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.875%	02/04/39		188	222,095
MidAmerican Energy Co., First Mortgage
3.100%	05/01/27		110	123,469
3.650%	04/15/29		2,709	3,219,154
4.250%	07/15/49		418	558,984
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28		2	2,244
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		250	262,515
National Rural Utilities Cooperative Finance Corp.,
Sub. Notes
4.750%(ff)	04/30/43	(a)	3,040	3,195,773
Northern States Power Co.,
First Mortgage
2.900%	03/01/50		495	557,679
3.400%	08/15/42		325	380,530
3.600%	05/15/46		130	158,048
3.600%	09/15/47		212	259,700
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		294	321,062
6.625%	01/15/27		437	461,752
7.250%	05/15/26		1,034	1,091,173
Gtd. Notes, 144A
5.250%	06/15/29		264	290,205
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	(a)	378	391,623
2.450%	12/02/27		1,099	1,153,418
NSTAR Electric Co.,
Sr. Unsec’d. Notes
3.950%	04/01/30		170	206,111
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		418	521,834
Sr. Unsec’d. Notes, Series G
6.600%	02/15/33		585	826,392
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30		605	660,307
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.100%	09/15/49		259	296,107
3.700%	11/15/28		830	972,248

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.800%	09/30/47		354	$435,858
5.300%	06/01/42		68	96,868
5.750%	03/15/29		60	78,018
Sr. Sec’d. Notes, 144A
5.350%	10/01/52		117	180,385
Orazul Energy Egenor SCA (Peru),
Gtd. Notes, 144A
5.625%	04/28/27		318	334,987
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		870	918,596
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	1,133	1,210,393
5.250%	07/01/30	(a)	300	330,600
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50		90	84,140
3.200%	05/15/29		145	164,952
3.650%	09/01/28		1,010	1,172,244
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30		671	697,512
First Mortgage, Series A
4.200%	03/01/29		960	1,125,080
First Mortgage, Series E
3.700%	08/01/25		1,247	1,397,665
First Ref. Mortgage
1.845%	02/01/22		248	249,504
First Ref. Mortgage, Series A
2.900%	03/01/21		190	190,769
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia),
Sr. Sec’d. Notes
4.850%	10/14/38		250	278,768
Sr. Sec’d. Notes, 144A
4.850%	10/14/38		340	379,125
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		386	314,253
Gtd. Notes, 144A
10.500%	01/15/26		308	274,148
Sr. Sec’d. Notes, 144A
7.250%	05/15/27	(a)	509	540,387
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.300%	06/15/48		201	256,842
4.450%	06/15/49		309	410,938
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		2,295	2,504,773
Transelec SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/25		1,620	1,792,647
4.625%	07/26/23		360	391,120

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43			826	$1,033,280
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	(a)		475	532,935
6.000%	05/15/37			85	123,605
Sr. Unsec’d. Notes, Series C
2.750%	03/15/23			940	983,999
4.000%	11/15/46			9	11,461
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27			389	414,381
5.500%	09/01/26			446	465,575
5.625%	02/15/27			464	493,278
Sr. Sec’d. Notes, 144A
3.550%	07/15/24			1,393	1,507,005
4.300%	07/15/29			1,613	1,827,850
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.400%	06/01/30			625	719,692

					108,195,717

Electrical Components & Equipment — 0.0%
Molex Electronic Technologies LLC,
Sr. Unsec’d. Notes, 144A
3.900%	04/15/25			1,415	1,451,980

Electronics — 0.2%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.100%	06/04/30			981	1,019,090
2.750%	09/15/29			139	151,704
3.050%	09/22/26			1,342	1,483,222
Honeywell International, Inc.,
Sr. Unsec’d. Notes
0.750%	03/10/32		EUR	850	1,082,050
Jabil, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/31	(a)		1,205	1,281,582
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27			1,490	1,509,472
2.950%	09/15/29			591	649,697
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31			1,370	1,419,211

					8,596,028

Energy-Alternate Sources — 0.0%
India Green Energy Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	04/29/24			255	270,159
ReNew Power Synthetic (India),
Sr. Sec’d. Notes
6.670%	03/12/24			300	316,652

					586,811

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd. (China),
Sr. Unsec’d. Notes
2.500%	03/20/21		EUR	200	$243,500
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes
6.125%	10/31/26			200	205,157
Leader Goal International Ltd. (China),
Gtd. Notes, EMTN
4.250%(ff)	–	(rr)		200	204,267
Stoneway Capital Corp. (Argentina),
Sr. Sec’d. Notes
10.000%	03/01/27	(d)		706	282,840
Sr. Sec’d. Notes, 144A
10.000%	03/01/27	(d)		687	275,387
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28			217	226,983
Zhengzhou Real Estate Group Co. Ltd. (China),
Sr. Unsec’d. Notes
3.950%	10/09/22			200	203,577

					1,641,711

Entertainment — 0.2%
Affinity Gaming,
Sr. Sec’d. Notes, 144A
6.875%	12/15/27			240	251,546
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25			1,605	1,708,941
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	(a)		504	557,839
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)		519	523,899
Sr. Sec’d. Notes, 144A
5.750%	07/01/25			300	317,777
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	(a)		341	350,985
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes
5.375%	04/15/27	(a)		339	347,520
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	(a)		659	688,428
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28			189	199,441
5.500%	04/01/27	(a)		404	427,814
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27			931	998,355
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25			432	445,532

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
SeaWorld Parks & Entertainment, Inc.,
Sec’d. Notes, 144A
9.500%	08/01/25		185	$200,970
Sr. Sec’d. Notes, 144A
8.750%	05/01/25	(a)	451	486,884
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		724	757,012
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25	(a)	545	590,081

				8,853,024

Environmental Control — 0.1%
Clean Harbors, Inc.,
Gtd. Notes, 144A
4.875%	07/15/27		237	250,232
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.300%	03/01/30		789	835,360
2.900%	07/01/26		506	559,012
3.050%	03/01/50		221	239,943
3.950%	05/15/28		769	901,455
Waste Management, Inc.,
Gtd. Notes
1.150%	03/15/28	(a)	1,150	1,149,530
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26		157	160,071

				4,095,603

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes
4.750%	06/01/26		176	181,192
Gtd. Notes, 144A
5.000%	02/01/28	(a)	408	429,863

				611,055

Foods — 0.6%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25	(a)	661	681,765
Gtd. Notes, 144A
3.250%	03/15/26		2,850	2,897,141
3.500%	02/15/23		275	281,682
3.500%	03/15/29		2,180	2,200,152
4.625%	01/15/27		84	89,214
4.875%	02/15/30		62	68,213
5.875%	02/15/28		290	315,601
7.500%	03/15/26		428	478,282
BRF GmbH (Brazil),
Gtd. Notes, 144A
4.350%	09/29/26		273	288,389
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	09/21/50	(a)	2,825	3,141,412

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Campbell Soup Co.,
Sr. Unsec’d. Notes
8.875%	05/01/21		390	$399,898
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
1.375%	11/01/27	(a)	1,645	1,659,140
Cydsa SAB de CV (Mexico),
Gtd. Notes, 144A
6.250%	10/04/27		347	365,159
Grupo KUO SAB De CV (Mexico),
Sr. Unsec’d. Notes, 144A
5.750%	07/07/27		201	211,618
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		300	309,798
6.750%	02/15/28		337	377,565
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		525	611,038
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		78	89,568
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.875%	05/15/27		1,975	2,127,036
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.625%	11/01/24		293	306,181
4.875%	11/01/26		295	307,699
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31		353	348,045
2.750%	04/13/30		500	548,976
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		579	627,721
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30	(a)	3,030	3,186,947
5.500%	12/15/29		242	264,508
5.625%	01/15/28		304	324,732
5.750%	03/01/27		417	441,653
Simmons Foods, Inc.,
Sec’d. Notes, 144A
5.750%	11/01/24		161	164,530
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30		305	322,732

				23,436,395

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	04/30/29		210	236,954
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.750%	11/15/29		220	325,823
8.875%	05/15/31		203	327,774

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
Sr. Unsec’d. Notes, 144A
1.750%	09/30/25			694	$725,239
2.100%	04/30/27			94	99,304
2.300%	04/30/30			182	194,459
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47			157	204,859
6.000%	11/15/41			279	403,249
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31	(a)		1,460	1,551,102

					4,068,763

Gas — 0.1%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49			314	367,089
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29			545	600,687
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30			1,749	1,767,556
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43			178	228,573
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.640%	11/01/46			92	105,583

					3,069,488

Hand/Machine Tools — 0.0%
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24			217	224,868

Healthcare-Products — 0.2%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30			648	694,292
4.000%	03/01/29			450	529,722
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	530	696,580
1.800%	09/18/49		EUR	500	691,817
Medtronic Global Holdings SCA,
Gtd. Notes
1.500%	07/02/39		EUR	420	571,442
1.750%	07/02/49		EUR	500	707,818
Stryker Corp.,
Sr. Unsec’d. Notes
1.950%	06/15/30	(a)		2,025	2,081,441
Teleflex, Inc.,
Gtd. Notes
4.625%	11/15/27			177	190,216
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.497%	03/25/30			293	365,784

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Sr. Unsec’d. Notes, EMTN
1.875%	10/01/49	EUR	1,000	$1,412,130

				7,941,242

Healthcare-Services — 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		361	443,453
Anthem, Inc.,
Sr. Unsec’d. Notes
4.101%	03/01/28		989	1,170,018
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		2,030	2,139,527
4.250%	12/15/27		877	933,426
4.625%	12/15/29		218	241,868
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		1,462	1,540,371
5.375%	08/15/26		265	280,208
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.250%	05/01/28		32	33,587
5.500%	04/01/26		186	194,724
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		3,080	3,275,109
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		153	160,278
4.750%	02/01/30		154	164,845
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		161	180,925
5.375%	09/01/26		62	71,154
5.625%	09/01/28		94	110,832
5.875%	02/15/26		94	108,251
5.875%	02/01/29		62	74,654
Sr. Sec’d. Notes
4.750%	05/01/23		1,002	1,093,246
5.000%	03/15/24		2,891	3,252,325
5.250%	04/15/25		1,723	2,012,921
5.250%	06/15/26		1,083	1,282,693
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29		553	610,790
4.875%	04/01/30		209	261,212
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/22		252	266,768
Partners Healthcare System, Inc.,
Unsec’d. Notes
3.342%	07/01/60		3,820	4,313,533
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31		1,505	1,652,295

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26	(a)	1,917	$2,060,953
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)	917	934,617
Sec’d. Notes, 144A
6.250%	02/01/27		1,019	1,074,212
Sr. Sec’d. Notes
4.625%	07/15/24		529	541,955
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		1,404	1,457,209
4.625%	06/15/28		59	62,031
4.875%	01/01/26		727	759,721
5.125%	11/01/27		94	99,647
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40		252	272,761
2.950%	10/15/27		723	810,285
3.500%	08/15/39	(a)	1,662	1,966,451
3.850%	06/15/28		523	621,017
4.200%	01/15/47	(a)	791	1,049,752
5.800%	03/15/36		82	122,876
6.500%	06/15/37		35	55,650

				37,758,150

Holding Companies-Diversified — 0.1%
Alfa SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.875%	03/25/44		200	266,413
CK Hutchison International 16 Ltd. (United Kingdom),
Gtd. Notes, 144A
2.750%	10/03/26		2,365	2,566,096

				2,832,509

Home Builders — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28		858	907,346
6.750%	08/01/25		176	183,068
9.875%	04/01/27		586	658,238
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29		793	894,167
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		911	967,580
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		1,130	1,205,573
Forestar Group, Inc.,
Gtd. Notes, 144A
8.000%	04/15/24		1,549	1,630,397
KB Home,
Gtd. Notes
7.625%	05/15/23		303	334,829

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Lennar Corp.,
Gtd. Notes
4.125%	01/15/22		136	$139,201
4.500%	04/30/24		199	220,584
4.750%	11/15/22		205	217,391
4.750%	05/30/25		41	46,671
4.750%	11/29/27		56	66,193
5.250%	06/01/26		10	11,868
5.875%	11/15/24		692	800,308
LGI Homes, Inc.,
Gtd. Notes, 144A
6.875%	07/15/26		176	184,582
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28		714	756,512
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	(a)	474	506,273
5.250%	12/15/27		386	410,056
New Home Co., Inc. (The),
Gtd. Notes, 144A
7.250%	10/15/25		146	149,797
NVR, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/30		2,595	2,829,198
PulteGroup, Inc.,
Gtd. Notes
4.250%	03/01/21		28	28,060
5.000%	01/15/27		72	84,968
5.500%	03/01/26		44	52,369
6.000%	02/15/35		9	12,298
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		41	46,436
Toll Brothers Finance Corp.,
Gtd. Notes
4.375%	04/15/23	(a)	843	891,543
TRI Pointe Group, Inc.,
Gtd. Notes
5.250%	06/01/27		392	425,065
5.700%	06/15/28		39	44,071

				14,704,642

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		402	417,131
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.750%	02/26/29	(a)	2,140	2,618,351

				3,035,482

Household Products/Wares — 0.0%
Clorox Co. (The),
Sr. Unsec’d. Notes
3.100%	10/01/27		105	118,207

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Household Products/Wares (cont’d.)
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
2.431%	07/01/31			644	$665,660
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25			357	368,597

					1,152,464

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25			565	621,286

Insurance — 0.6%
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	—	(rr)		42	56,970
Ambac LSNI LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 5.000% (Cap N/A, Floor 6.000%)
6.000%(c)	02/12/23	(a)		297	297,152
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	(a)		1,116	1,276,717
Aon Corp.,
Gtd. Notes
2.800%	05/15/30			754	824,739
3.750%	05/02/29			966	1,127,934
4.500%	12/15/28			1,630	1,966,593
Ascot Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.250%	12/15/30			490	502,609
Athene Global Funding,
Sec’d. Notes, 144A
2.450%	08/20/27			4,565	4,735,750
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30	(a)		2,515	3,103,320
China Reinsurance Finance Corp. Ltd. (China),
Sr. Unsec’d. Notes
3.375%	03/09/22			200	203,534
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43			175	218,538
Heungkuk Life Insurance Co. Ltd. (South Korea),
Sub. Notes
4.475%(ff)	—	(rr)		200	201,482
KDB Life Insurance Co. Ltd. (South Korea),
Sub. Notes
7.500%(ff)	—	(rr)		200	198,582
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60			1,240	1,484,555
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
1.349%	09/21/26		EUR	485	632,815
1.979%	03/21/30		EUR	307	428,496
2.250%	11/15/30	(a)		1,466	1,553,262

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
4.375%	03/15/29			217	$264,174
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59			1,646	1,895,059
OneAmerica Financial Partners, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	10/15/50	(a)		470	504,510
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29			785	857,547
3.600%	05/15/24			225	245,703

					22,580,041

Internet — 0.6%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24			875	963,207
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37			853	1,062,035
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.375%	10/09/30			520	532,893
3.075%	04/07/25	(a)		800	855,993
4.375%	05/14/24			565	620,764
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
1.800%	03/03/27		EUR	710	952,170
4.100%	04/13/25			1,289	1,463,375
Expedia Group, Inc.,
Gtd. Notes
3.800%	02/15/28	(a)		190	203,097
Gtd. Notes, 144A
3.600%	12/15/23	(a)		1,435	1,531,212
4.625%	08/01/27			705	786,246
6.250%	05/01/25			1,383	1,603,906
7.000%	05/01/25	(a)		690	757,275
Gtd. Notes, Series WI
3.250%	02/15/30	(a)		455	471,595
Meituan (China),
Sr. Unsec’d. Notes
3.050%	10/28/30			200	208,766
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28			100	112,795
6.375%	05/15/29			50	62,009
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30			62	71,388
5.375%	11/15/29			56	65,948
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27			3,690	4,240,918
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30			1,640	1,780,208
3.832%	02/08/51			3,005	2,945,433

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.290%	06/03/60		2,540	$2,636,241
Sr. Unsec’d. Notes, EMTN
3.240%	06/03/50		275	285,233
3.975%	04/11/29		200	227,761

				24,440,468

Investment Companies — 0.3%
CCTI 2017 Ltd. (China),
Gtd. Notes
3.625%	08/08/22		300	304,231
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/26		3,200	3,180,203
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.250%	11/13/24		300	312,173
3.625%	09/30/30		200	209,622
3.875%	11/13/29		200	213,615
4.500%	05/29/29		200	222,583
Gtd. Notes, GMTN
4.250%(ff)	—	(rr)	200	205,815
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
5.000%	11/19/25		200	225,392
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27		1,300	1,392,131
MDGH - GMTN BV (United Arab Emirates),
Gtd. Notes, 144A, MTN
2.500%	11/07/24		390	412,366
2.875%	11/07/29	(a)	261	281,995
Owl Rock Capital Corp.,
Sr. Unsec’d. Notes
3.400%	07/15/26		2,550	2,584,090
Rongshi International Finance Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/21/29		300	337,200

				9,881,416

Iron/Steel — 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/28		178	210,009
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25	(a)	690	734,335
2.800%	12/15/24	(a)	405	435,221
3.450%	04/15/30		415	469,686
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30		1,990	2,219,241

				4,068,492

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time — 0.0%
Sunny Express Enterprises Corp. (China),
Gtd. Notes
3.125%	04/23/30		200	$212,282

Lodging — 0.3%
Arrow Bidco LLC,
Sr. Sec’d. Notes, 144A
9.500%	03/15/24		370	324,711
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		195	202,936
6.375%	04/01/26		208	215,814
Gtd. Notes, 144A
8.625%	06/01/25		186	206,675
Fortune Star BVI Ltd. (China),
Gtd. Notes
5.950%	10/19/25		200	209,583
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30		62	68,003
5.125%	05/01/26		434	449,970
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		213	224,513
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
5.375%	04/23/25		452	512,540
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.625%	06/15/30		235	275,590
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32	(a)	3,630	3,970,164
Marriott Ownership Resorts, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	09/15/25	(a)	436	465,051
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26		275	287,378
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		25	26,441
5.500%	04/15/27		53	59,052
5.750%	06/15/25		54	59,717
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.375%	06/18/30		250	278,424
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		167	169,191
Studio City Finance Ltd. (Macau),
Gtd. Notes
7.250%	02/11/24		200	208,087
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	07/31/26		132	151,225
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A
5.375%	04/15/26		179	184,959

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27			344	$354,692
5.500%	03/01/25	(a)		686	716,221

					9,620,937

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	11/08/24			1,005	1,066,831
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25			395	406,935

					1,473,766

Machinery-Diversified — 0.2%
Clark Equipment Co. (South Korea),
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			550	579,470
CNH Industrial Capital LLC,
Gtd. Notes
1.950%	07/02/23	(a)		1,135	1,170,059
4.375%	04/05/22			2,195	2,293,247
Deere & Co.,
Sr. Unsec’d. Notes
3.750%	04/15/50			430	554,066
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	03/07/24			1,045	1,117,393
John Deere Cash Management SA,
Gtd. Notes
1.850%	04/02/28		EUR	100	138,812
Gtd. Notes, EMTN
2.200%	04/02/32		EUR	270	399,601
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.565%	02/15/30			748	802,692
Vertical US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27			608	643,594

					7,698,934

Media — 1.5%
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25			276	284,937
5.000%	04/01/24			347	353,852
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31			3,955	4,167,949
4.750%	03/01/30			453	488,836
5.000%	02/01/28			1,140	1,203,755
5.125%	05/01/27			820	869,495
5.375%	06/01/29			393	431,123
5.500%	05/01/26			380	394,426
5.750%	02/15/26			1,304	1,346,640
5.875%	05/01/27			203	211,376

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.864%(c)	02/01/24			33	$33,825
Sr. Sec’d. Notes
3.850%	04/01/61			77	77,713
5.125%	07/01/49			262	319,076
5.375%	05/01/47			698	871,487
6.484%	10/23/45			3,314	4,701,592
Clear Channel Worldwide Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)		449	459,143
Comcast Corp.,
Gtd. Notes
1.950%	01/15/31			3,215	3,294,199
2.650%	02/01/30	(a)		3,889	4,247,056
2.650%	08/15/62	(a)		661	660,799
3.150%	02/15/28			1,547	1,737,804
3.250%	11/01/39			231	260,939
3.300%	04/01/27			202	229,728
3.400%	04/01/30			2,443	2,817,102
3.750%	04/01/40			1,130	1,361,327
3.969%	11/01/47			103	128,584
4.000%	08/15/47			846	1,056,166
4.250%	10/15/30			501	615,574
4.600%	10/15/38			581	764,969
4.600%	08/15/45			329	441,950
6.400%	05/15/38			371	576,969
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			2,310	2,501,241
3.250%	12/15/22			300	315,975
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30			613	671,851
7.500%	04/01/28			201	227,194
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26			190	154,404
Discovery Communications LLC,
Gtd. Notes
1.900%	03/19/27		EUR	560	733,856
4.125%	05/15/29			448	523,018
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	(a)		290	304,015
7.000%	05/15/27			252	275,875
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
6.375%	05/01/26			299	319,191
Sr. Sec’d. Notes, 144A
4.750%	01/15/28			41	42,061
5.250%	08/15/27			333	350,916
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)		399	390,862

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
NBCUniversal Enterprise, Inc.,
Jr. Sub. Notes, 144A
5.250%	—	(rr)	2,642	$2,657,302
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43		388	507,880
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27	(a)	359	386,024
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28		295	308,888
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24	(a)	802	831,349
5.000%	08/01/27	(a)	535	567,682
5.375%	07/15/26	(a)	292	305,078
5.500%	07/01/29		450	496,129
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26		194	260,432
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29		68	71,843
Gtd. Notes, 144A
4.625%	03/15/28		587	604,806
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		500	582,306
5.500%	09/01/41		603	775,759
6.550%	05/01/37		470	645,427
6.750%	06/15/39		2,020	2,874,957
TWDC Enterprises 18 Corp.,
Gtd. Notes, GMTN
3.150%	09/17/25		402	446,099
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.200%	05/19/32	(a)	1,155	1,387,403
4.375%	03/15/43		312	368,009
4.900%	08/15/44		225	280,136
6.875%	04/30/36	(a)	572	835,419
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		1,585	1,668,504
3.600%	01/13/51		222	268,801
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		554	580,648

				58,929,731

Metal Fabricate/Hardware — 0.0%
HTA Group Ltd. (Congo (Democratic Republic)),
Gtd. Notes, 144A
7.000%	12/18/25		265	285,328

Mining — 0.4%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.625%	09/10/30		1,129	1,176,547

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
3.950%	09/10/50	(a)	670	$751,589
5.625%	04/01/30	(a)	1,431	1,822,304
AngloGold Ashanti Holdings PLC (Tanzania),
Gtd. Notes
3.750%	10/01/30		200	214,204
Chinalco Capital Holdings Ltd. (China),
Gtd. Notes
4.250%	04/21/22		300	304,786
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27		38	42,203
4.750%	05/15/22		261	269,045
5.125%	03/15/23		179	188,704
5.125%	05/15/24		43	46,638
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30	(a)	1,675	1,845,345
5.000%	09/01/27		38	40,380
5.250%	09/01/29		38	42,240
Fresnillo PLC (Mexico),
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50		3,062	3,361,491
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.500%	09/01/30		5,420	5,540,551
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	08/06/50		200	232,354
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		998	1,051,820
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.125%	10/01/35		62	80,022
Vedanta Resources Finance II PLC (India),
Gtd. Notes
13.875%	01/21/24		200	210,845

				17,221,068

Miscellaneous Manufacturing — 0.4%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29		549	593,896
General Electric Co.,
Sr. Unsec’d. Notes
4.250%	05/01/40		2,805	3,308,655
4.350%	05/01/50	(a)	480	580,037
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	(a)	1,416	1,919,203
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	(a)	1,620	1,670,845
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
2.700%	06/14/24		314	336,922
3.250%	06/14/29		329	372,914

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Pearl Holding III Ltd. (China),
Sr. Sec’d. Notes
9.500%	12/11/22		200	$30,062
Textron, Inc.,
Sr. Unsec’d. Notes
3.000%	06/01/30	(a)	5,190	5,576,386
3.650%	03/15/27		465	513,547
3.875%	03/01/25		120	131,127
3.900%	09/17/29		1,059	1,205,413

				16,239,007

Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA (Panama),
Sr. Unsec’d. Notes, 144A
2.375%	09/14/25		265	271,828

Oil & Gas — 1.6%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.000%	01/15/25		600	627,290
BP Capital Markets America, Inc.,
Gtd. Notes
3.119%	05/04/26		683	755,804
3.790%	02/06/24		594	649,374
Bruin E&P Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/23		483	241
Chesapeake Energy Corp.,
Gtd. Notes
5.375%	06/15/21	(d)	113	4,537
6.125%	02/15/21	(d)	1,467	57,627
6.625%	08/15/20	(d)	100	4,538
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50		1,042	1,155,100
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		250	233,977
CNPC General Capital Ltd. (China),
Gtd. Notes, 144A
3.950%	04/19/22		2,445	2,536,664
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		918	1,049,578
4.300%	08/15/28		721	853,738
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		272	277,458
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29		1,951	2,085,348
4.750%	05/31/25	(a)	1,370	1,540,732
Dolphin Energy Ltd. LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
5.500%	12/15/21		2,785	2,914,092
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26	(a)	1,718	1,976,091

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.875%	04/29/30			120		$154,427
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26			280		287,149
5.750%	01/30/28			57		61,305
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.150%	01/15/26	(a)		1,061		1,232,780
EQT Corp.,
Sr. Unsec’d. Notes
5.000%	01/15/29			265		279,311
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.408%	06/26/39		EUR	1,150		1,475,755
3.452%	04/15/51			745		849,639
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21			1,114		639,253
Jagged Peak Energy LLC,
Gtd. Notes
5.875%	05/01/26			1,655		1,713,152
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.750%	06/30/23			337		359,259
6.125%	06/30/25			1,735		1,900,186
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44			243		278,879
5.850%	12/15/45			225		272,579
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26			65		63,676
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25	(a)		580		617,143
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26			—	(r)	16
Oil India Ltd. (India),
Sr. Unsec’d. Notes
5.125%	02/04/29			200		229,833
Pan American Energy LLC (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	05/07/21			902		910,130
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
4.125%	02/15/28			125		133,260
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	(a)		561		554,018
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.175%	01/21/50			400		431,622
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)		326		364,535
6.750%	06/03/50			120		149,606

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.625%	01/23/46		130	$111,466
6.350%	02/12/48		1,042	941,160
6.375%	01/23/45	(a)	566	514,987
6.950%	01/28/60		2,068	1,945,473
7.690%	01/23/50		408	412,137
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30		267	307,570
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26		236	225,765
5.125%	10/06/24		523	519,834
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	490	462,508
5.000%	03/15/23	(a)	1,604	1,571,955
Santos Finance Ltd. (Australia),
Gtd. Notes, EMTN
5.250%	03/13/29		200	225,031
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		1,405	1,428,980
3.500%	11/24/70		2,180	2,208,142
Sr. Unsec’d. Notes, 144A, MTN
4.375%	04/16/49	(a)	1,595	1,933,719
Shell International Finance BV (Netherlands),
Gtd. Notes
2.375%	11/07/29	(a)	2,564	2,757,567
3.875%	11/13/28	(a)	329	389,764
4.375%	05/11/45	(a)	304	399,367
SM Energy Co.,
Sec’d. Notes, 144A
10.000%	01/15/25	(a)	730	787,559
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.800%	05/15/38		510	714,694
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		189	191,371
5.500%	02/15/26		154	158,471
6.000%	04/15/27		117	124,307
Gtd. Notes, 144A
4.500%	05/15/29		96	99,779
Talos Production LLC/Talos Production Finance, Inc.,
Sec’d. Notes
11.000%	04/03/22		875	900,327
Talos Production, Inc.,
Sec’d. Notes, 144A
12.000%	01/15/26		1,606	1,561,661
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		6,005	6,919,976
Gtd. Notes, EMTN
3.750%	06/18/50		275	274,225

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Total Capital International SA (France),
Gtd. Notes
3.700%	01/15/24		303	$332,629
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		150	127,225
Ultrapar International SA (Brazil),
Gtd. Notes, 144A
5.250%	10/06/26		1,701	1,898,379
WPX Energy, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/30		2,895	3,070,379
5.875%	06/15/28		64	69,750
8.250%	08/01/23		50	56,903
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.000%	12/15/47		347	244,916

				63,567,678

Oil & Gas Services — 0.0%
Hilong Holding Ltd. (China),
Gtd. Notes
8.250%	09/26/22		200	158,800
Pioneer Energy Services Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or PIK N/A
11.000%	05/15/25^		559	447,146
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		1,168	1,139,590

				1,745,536

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
4.875%	03/15/26		47	53,068
5.250%	07/01/25		62	70,698
CCL Industries, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.050%	06/01/30		1,375	1,496,903
Klabin Austria GmbH (Brazil),
Gtd. Notes, 144A
7.000%	04/03/49	(a)	1,955	2,500,884
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23		225	240,847
WRKCo, Inc.,
Gtd. Notes
3.000%	06/15/33	(a)	505	557,350

				4,919,750

Pharmaceuticals — 1.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22		586	607,396
2.600%	11/21/24		6,458	6,920,219
3.200%	11/21/29		448	504,374
3.600%	05/14/25		443	493,828

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.800%	03/15/25	(a)		1,405	$1,568,742
4.050%	11/21/39			199	240,435
4.500%	05/14/35			1,237	1,555,009
4.550%	03/15/35			494	624,975
4.625%	10/01/42			376	477,637
4.700%	05/14/45			1,099	1,431,464
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
1.375%	08/06/30			1,805	1,782,070
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			512	569,678
9.250%	04/01/26			440	491,188
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28			1,685	1,735,293
5.250%	01/30/30	(a)		1,690	1,771,256
7.000%	01/15/28			212	232,620
7.250%	05/30/29			218	244,847
9.000%	12/15/25			446	493,005
Sr. Sec’d. Notes, 144A
5.500%	11/01/25			503	520,072
5.750%	08/15/27			149	160,213
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.250%	10/26/49			294	395,818
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28			3,028	3,654,476
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31			257	260,108
3.250%	08/15/29			3,172	3,570,674
3.750%	04/01/30	(a)		2,041	2,378,811
4.300%	03/25/28			765	907,388
5.050%	03/25/48			3,090	4,179,298
5.125%	07/20/45			1,576	2,111,875
5.300%	12/05/43			6	8,095
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.912%	08/27/21			28	28,598
5.272%	08/28/23			269	293,800
5.900%	08/28/28			59	70,079
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49		EUR	500	721,348
Johnson & Johnson,
Sr. Unsec’d. Notes
4.500%	12/05/43			336	468,662
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	(a)		527	532,744
3.400%	03/07/29			1,073	1,247,785
Pfizer, Inc.,
Sr. Unsec’d. Notes
1.700%	05/28/30	(a)		455	470,119
2.625%	04/01/30			664	736,258

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.450%	03/15/29			487	$568,342
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.000%	07/09/40		EUR	1,175	1,630,715
2.050%	03/31/30			1,392	1,422,732
5.000%	11/26/28			377	468,332
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	(a)		1,752	1,684,044
7.125%	01/31/25			1,795	1,983,309
Viatris, Inc.,
Gtd. Notes, 144A
4.000%	06/22/50			590	672,099
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37			735	1,105,796

					53,995,626

Pipelines — 1.9%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47			200	248,866
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25			109	116,020
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29			103	117,753
Buckeye Partners LP,
Sr. Unsec’d. Notes
3.950%	12/01/26			38	38,514
4.150%	07/01/23			263	270,252
4.350%	10/15/24	(a)		350	358,467
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25			157	159,366
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35			900	1,012,651
3.402%	01/15/38			1,044	1,139,741
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27			1,357	1,607,301
5.875%	03/31/25	(a)		878	1,021,474
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29			94	99,344
5.625%	10/01/26	(a)		214	223,192
Sr. Sec’d. Notes
5.250%	10/01/25			312	320,674
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28			290	305,470
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29			49	54,321
5.375%	07/15/25			52	57,129

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (cont’d.)
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		1,488	$1,573,805
3.600%	02/01/23		1,147	1,199,658
4.050%	03/15/25		865	946,995
4.500%	04/15/24		350	383,084
4.750%	01/15/26		214	242,257
4.900%	02/01/24		10	10,936
6.050%	06/01/41	(a)	5,060	5,847,777
6.500%	02/01/42	(a)	990	1,207,512
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		610	660,587
5.000%	10/01/22	(a)	2,007	2,129,364
5.875%	03/01/22		1,255	1,312,241
Enterprise Products Operating LLC,
Gtd. Notes
4.250%	02/15/48		610	712,265
4.450%	02/15/43		233	277,933
4.850%	03/15/44		469	579,745
Gtd. Notes, Series H
6.650%	10/15/34		255	357,498
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
6.500%	07/01/27		1,135	1,277,073
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.625%	03/31/36		225	233,458
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23		544	553,367
2.600%	10/15/25	(a)	1,004	1,039,062
3.450%	10/15/27		150	157,155
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		6,145	6,803,650
5.000%	08/15/42		258	300,857
6.375%	03/01/41		66	86,537
Gtd. Notes, MTN
6.950%	01/15/38		259	354,584
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23		335	377,569
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30	(a)	1,164	1,221,655
4.875%	12/01/24	(a)	1,357	1,556,884
New Fortress Energy, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/25		2,690	2,855,157
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	(a)	710	740,300
4.875%	08/15/27	(a)	796	900,435
7.768%	12/15/37		207	279,844

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (cont’d.)
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27		1,610	$1,828,228
Oleoducto Central SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.000%	07/14/27		255	277,116
ONEOK, Inc.,
Gtd. Notes
5.850%	01/15/26	(a)	940	1,125,590
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30		525	562,261
Rattler Midstream LP,
Gtd. Notes, 144A
5.625%	07/15/25		1,155	1,220,004
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		980	1,124,576
5.625%	04/15/23		996	1,092,725
5.625%	03/01/25	(a)	1,814	2,116,763
5.750%	05/15/24	(a)	2,960	3,386,575
5.875%	06/30/26		2,078	2,513,390
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		949	1,026,674
5.950%	12/01/25		335	393,386
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.000%	01/15/28		47	49,581
5.125%	02/01/25		204	209,178
5.375%	02/01/27		180	189,039
5.500%	03/01/30		62	67,258
5.875%	04/15/26	(a)	298	313,032
6.500%	07/15/27		285	309,531
6.875%	01/15/29		288	324,024
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
3.500%	01/15/28		887	971,510
4.150%	01/15/48		324	360,699
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		266	324,546
5.850%	03/15/36		231	311,116
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.950%	05/15/50		689	773,933
4.000%	03/15/28		416	476,727
4.600%	03/15/48		361	439,885
7.850%	02/01/26		509	667,721
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		2,680	3,172,394
Western Midstream Operating LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
2.074%(c)	01/13/23		589	574,678

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	(a)	3,655	$4,136,255
8.750%	03/15/32		157	228,666
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31		179	242,699

				74,139,539

Private Equity — 0.1%
Owl Rock Technology Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	06/17/26		1,915	1,924,989

Real Estate — 0.3%
Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	01/02/25		200	205,490
Sr. Unsec’d. Notes
7.875%(ff)	–	(rr)	200	208,298
8.375%(ff)	–	(rr)	200	214,250
Central China Real Estate Ltd. (China),
Sr. Sec’d. Notes
7.250%	07/16/24		200	200,964
CFLD Cayman Investment Ltd. (China),
Gtd. Notes
8.600%	04/08/24		200	172,980
China Aoyuan Group Ltd. (China),
Sr. Sec’d. Notes
6.350%	02/08/24		250	261,570
China Evergrande Group (China),
Sr. Sec’d. Notes
12.000%	01/22/24		250	237,329
China Resources Land Ltd. (China),
Sub. Notes, EMTN
3.750%(ff)	–	(rr)	200	205,023
China SCE Group Holdings Ltd. (China),
Sr. Sec’d. Notes
7.000%	05/02/25		200	209,844
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
5.950%	10/20/25		250	268,758
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
5.400%	05/27/25		200	216,066
6.150%	09/17/25		200	222,513
Easy Tactic Ltd. (China),
Sr. Sec’d. Notes
8.125%	07/11/24		200	172,109
Esic Sukuk Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.939%	07/30/24		200	207,047
Fantasia Holdings Group Co. Ltd. (China),
Sr. Sec’d. Notes
7.950%	07/05/22		200	201,112
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	(a)	705	745,955

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Franshion Brilliant Ltd. (China),
Gtd. Notes
4.250%	07/23/29		200	$202,781
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25	(a)	488	503,009
5.375%	08/01/28		507	545,944
Jingrui Holdings Ltd. (China),
Sr. Sec’d. Notes
9.450%	04/23/21		200	197,904
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
9.375%	06/30/24		200	194,070
11.950%	10/22/22		200	212,690
Logan Group Co. Ltd. (China),
Gtd. Notes
6.500%	07/16/23		200	207,415
New Metro Global Ltd. (China),
Gtd. Notes
6.500%	04/23/21		200	201,469
NWD MTN Ltd. (Hong Kong),
Gtd. Notes
4.125%	07/18/29		200	209,103
Powerlong Real Estate Holdings Ltd. (China),
Sr. Sec’d. Notes
7.125%	11/08/22		200	208,891
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27		68	75,406
Redsun Properties Group Ltd. (China),
Gtd. Notes
10.500%	10/03/22		200	212,568
RKPF Overseas 2019 A Ltd. (China),
Gtd. Notes
6.000%	09/04/25		200	205,631
Ronshine China Holdings Ltd. (China),
Sr. Sec’d. Notes
8.950%	01/22/23		200	209,019
Scenery Journey Ltd. (China),
Gtd. Notes
12.000%	10/24/23		250	232,658
Seazen Group Ltd. (China),
Sr. Sec’d. Notes
7.500%	01/22/21		200	200,758
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
4.600%	07/13/30		250	270,548
Shui On Development Holding Ltd. (China),
Gtd. Notes
6.150%	08/24/24		200	205,296
Sino-Ocean Land Treasure IV Ltd. (China),
Gtd. Notes
4.750%	08/05/29		200	208,960
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.000%	07/09/25		200	208,051

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Theta Capital Pte Ltd. (Indonesia),
Gtd. Notes
8.125%	01/22/25			200	$202,083
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	04/26/22			200	203,369
Vanke Real Estate Hong Kong Co. Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.150%	05/12/25			200	209,259
Wanda Group Overseas Ltd. (China),
Gtd. Notes
7.500%	07/24/22			200	194,581
Yanlord Land HK Co. Ltd. (China),
Sr. Sec’d. Notes
6.800%	02/27/24			200	210,669
Yuzhou Group Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
8.500%	02/26/24			300	324,599
Zhenro Properties Group Ltd. (China),
Gtd. Notes
7.350%	02/05/25			200	207,169

					10,213,208

Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25			373	381,359
1.875%	10/15/30			315	317,638
2.400%	03/15/25			696	741,242
2.950%	01/15/25			200	216,663
2.950%	01/15/51			25	24,988
3.375%	05/15/24			390	424,525
3.800%	08/15/29			515	597,915
3.950%	03/15/29			702	816,838
4.400%	02/15/26			2	2,317
5.000%	02/15/24	(a)		588	665,824
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	(a)		410	471,363
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			328	352,156
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25	(a)		902	920,897
3.100%	11/15/29			2,314	2,550,056
3.300%	07/01/30			505	566,310
3.800%	02/15/28			201	230,707
4.150%	07/01/50			175	211,556
4.300%	02/15/29			35	41,455
4.450%	02/15/26			288	333,411
5.200%	02/15/49			163	221,999
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32		EUR	580	733,105
1.500%	03/15/30		EUR	1,050	1,384,564

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Equinix, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25	(a)		1,554	$1,559,308
1.250%	07/15/25	(a)		450	458,690
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25			380	389,372
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31			338	368,653
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.500%	02/15/31	(a)		2,860	2,984,487
iStar, Inc.,
Sr. Unsec’d. Notes
4.250%	08/01/25			4,000	4,014,020
4.750%	10/01/24			310	314,814
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26			192	206,877
5.625%	05/01/24			665	721,726
5.750%	02/01/27			543	609,815
Gtd. Notes, 144A
4.625%	06/15/25			91	97,424
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29			56	60,096
5.000%	10/15/27			497	528,623
5.250%	08/01/26			32	33,495
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28			65	69,429
Prologis Euro Finance LLC,
Gtd. Notes
1.500%	09/10/49		EUR	840	1,117,963
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	(a)		1,070	1,073,888
3.000%	01/15/27			107	117,506
3.250%	01/15/31			1,437	1,630,990
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27			261	269,052
Service Properties Trust,
Gtd. Notes
5.500%	12/15/27			91	99,324
7.500%	09/15/25			169	196,372
Sr. Unsec’d. Notes
4.350%	10/01/24			209	206,991
4.500%	06/15/23	(a)		890	895,037
5.000%	08/15/22			517	527,049
Trust Fibra Uno (Mexico),
Sr. Unsec’d. Notes, 144A
6.390%	01/15/50			276	322,445

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes,144A
3.500%	02/15/25	(a)	3,464	$3,542,328
3.750%	02/15/27		47	48,040
4.125%	08/15/30		685	722,725
4.250%	12/01/26		1,942	2,015,953
4.625%	12/01/29		62	66,633
Welltower, Inc.,
Sr. Unsec’d. Notes
2.750%	01/15/31		1,045	1,114,281
XHR LP,
Sr. Sec’d. Notes, 144A
6.375%	08/15/25		160	169,061

				38,759,355

Retail — 0.8%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		47	47,841
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27		1,269	1,427,499
Asbury Automotive Group, Inc.,
Gtd. Notes
4.500%	03/01/28		295	308,164
4.750%	03/01/30		295	315,489
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25	(a)	382	391,185
CK Hutchison International 20 Ltd. (United Kingdom),
Gtd. Notes, 144A
2.500%	05/08/30		1,695	1,788,062
El Puerto de Liverpool SAB de CV (Mexico),
Gtd. Notes, 144A
3.875%	10/06/26		4,350	4,694,488
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	04/30/23	(a)	2,270	2,392,065
4.375%	01/27/25	(a)	1,225	1,333,276
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	(a)	490	485,837
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		850	875,304
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	(a)	2,188	2,485,334
IRB Holding Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		195	212,750
Ken Garff Automotive LLC,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		745	773,860
Lithia Motors, Inc.,
Gtd. Notes, 144A
4.375%	01/15/31	(a)	1,525	1,632,993

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29	(a)	901	$1,051,787
4.000%	04/15/25	(a)	1,245	1,414,396
4.050%	05/03/47		292	365,431
Macy’s, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/15/25		145	160,865
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.125%	03/01/30		440	463,067
2.625%	09/01/29		198	216,633
3.600%	07/01/30	(a)	500	585,507
4.450%	09/01/48		317	412,627
4.875%	12/09/45		1,066	1,447,104
Starbucks Corp.,
Sr. Unsec’d. Notes
2.250%	03/12/30	(a)	753	798,087
2.550%	11/15/30	(a)	1,024	1,105,940
3.350%	03/12/50		775	861,453
3.500%	11/15/50	(a)	3,590	4,118,854

				32,165,898

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23		2,800	2,908,277

Semiconductors — 1.2%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/50	(a)	755	818,077
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		1,253	1,407,972
Broadcom, Inc.,
Gtd. Notes
2.250%	11/15/23		335	349,929
3.150%	11/15/25		3,315	3,619,514
4.110%	09/15/28		1,101	1,258,961
4.250%	04/15/26		2,610	2,990,783
4.700%	04/15/25		5,769	6,614,291
4.750%	04/15/29		490	585,689
5.000%	04/15/30		695	845,386
Intel Corp.,
Sr. Unsec’d. Notes
3.734%	12/08/47		1,293	1,545,440
KLA Corp.,
Sr. Unsec’d. Notes
3.300%	03/01/50	(a)	1,407	1,586,351
4.100%	03/15/29	(a)	908	1,087,822
Lam Research Corp.,
Sr. Unsec’d. Notes
2.875%	06/15/50	(a)	415	445,065
3.750%	03/15/26		1,226	1,402,829
4.875%	03/15/49	(a)	439	637,023

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Microchip Technology, Inc.,
Sr. Sec’d. Notes
4.333%	06/01/23			1,690	$1,829,048
Sr. Sec’d. Notes, 144A
2.670%	09/01/23			1,615	1,690,921
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.497%	04/24/23			2,255	2,351,607
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.850%	04/01/30	(a)		1,570	1,765,579
3.200%	09/16/26			558	632,159
3.500%	04/01/50			561	679,236
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24			246	277,567
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.400%	05/01/30			1,757	1,992,048
4.300%	06/18/29			855	1,018,775
Qorvo, Inc.,
Gtd. Notes, 144A
3.375%	04/01/31			2,430	2,507,287
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.300%	05/20/47	(a)		599	802,398
4.800%	05/20/45			425	602,530
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30			214	221,261
2.250%	09/04/29			905	975,807
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.375%	06/01/30	(a)		3,305	3,464,731

					46,006,086

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
3.844%	05/01/25	(a)		650	721,072
4.200%	05/01/30	(a)		1,531	1,812,127

					2,533,199

Software — 0.6%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
1.350%	09/15/30	(a)		844	828,566
2.500%	09/15/50			570	552,408
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.500%	06/15/27			1,656	1,867,695
Fidelity National Information Services, Inc.,
Gtd. Notes
2.950%	05/21/39		EUR	600	938,871
Sr. Unsec’d. Notes
1.000%	12/03/28		EUR	1,050	1,345,899
3.000%	08/15/26			370	411,867

Interest Rate	Maturity Date			Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (cont’d.)
Fiserv, Inc.,
Sr. Unsec’d. Notes
1.625%	07/01/30		EUR		995	$1,336,531
2.650%	06/01/30				151	163,398
3.200%	07/01/26				458	512,738
3.500%	07/01/29				2,456	2,820,882
J2 Global, Inc.,
Gtd. Notes, 144A
4.625%	10/15/30	(a)			3,160	3,354,289
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50				874	919,196
3.450%	08/08/36				256	315,208
3.700%	08/08/46				606	767,388
3.750%	02/12/45	(a)			230	294,256
4.200%	11/03/35				396	521,009
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/40				1,547	1,813,705
3.850%	07/15/36				831	1,004,485
3.900%	05/15/35				640	782,106
4.000%	07/15/46				285	348,599
4.125%	05/15/45				2,663	3,305,722

						24,204,818

Telecommunications — 2.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26				1,689	1,776,490
8.125%	02/01/27				465	512,408
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30				2,878	3,126,065
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28				288	294,217
2.250%	02/01/32	(a)			874	888,023
2.300%	06/01/27				1,256	1,338,589
2.600%	05/19/38			EUR	380	550,924
2.750%	06/01/31	(a)			562	600,159
3.150%	09/04/36			EUR	190	293,870
3.650%	06/01/51				450	470,342
4.350%	03/01/29				223	265,845
4.500%	05/15/35				727	880,421
5.150%	03/15/42				685	867,881
6.375%	03/01/41				164	238,731
Sr. Unsec’d. Notes, 144A
(1.937)%(s)	11/27/22				4,000	3,954,040
2.550%	12/01/33				538	553,094
3.500%	09/15/53				2,394	2,404,828
3.550%	09/15/55				3,804	3,815,173
3.650%	09/15/59				1,344	1,352,973
3.800%	12/01/57				2,665	2,779,318
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24				333	348,006

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Bharti Airtel International Netherlands BV (India),
Gtd. Notes
5.350%	05/20/24		200	$221,042
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.375%	06/10/25		1,935	2,108,455
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		527	566,887
Corning, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/57		310	383,257
5.450%	11/15/79		2,990	4,068,054
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		514	578,154
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%
8.000%	04/01/25		182	96,280
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		67	56,040
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		89	90,369
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		168	176,942
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		200	154,937
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
4.750%	08/01/26		205	229,489
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
2.500%	07/23/30		400	401,392
Kenbourne Invest SA (Chile),
Gtd. Notes, 144A
6.875%	11/26/24		501	543,178
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26		274	282,783
5.375%	01/15/24		417	421,276
Gtd. Notes, 144A
3.625%	01/15/29		756	755,671
4.250%	07/01/28		1,022	1,051,681
4.625%	09/15/27		62	64,555
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.500%	04/27/31	(a)	775	836,951
6.625%	10/15/26		1,185	1,274,344
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29		2,011	2,413,900
5.500%	09/01/44		666	846,725

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
3.250%	02/21/23			2,140	$2,238,013
3.875%	01/31/28	(a)		900	1,033,412
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25			500	598,378
7.625%	03/01/26			657	815,479
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co.
III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23			399	402,306
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.462%	02/16/21			4,884	4,911,624
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.550%	02/15/31			312	327,719
3.500%	04/15/25			304	336,310
3.750%	04/15/27			2,396	2,731,572
3.875%	04/15/30			8,465	9,792,515
VEON Holdings BV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27			403	415,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	(a)		2,021	1,983,670
1.750%	01/20/31			1,799	1,791,859
1.850%	05/18/40		EUR	480	673,877
2.875%	01/15/38		EUR	600	963,420
3.000%	03/22/27	(a)		1,201	1,330,665
3.150%	03/22/30			1,152	1,291,134
3.875%	02/08/29	(a)		1,713	2,014,274
4.016%	12/03/29			68	80,671
4.329%	09/21/28			543	652,856
4.400%	11/01/34			2,167	2,704,160
4.500%	08/10/33			864	1,089,286
4.812%	03/15/39			201	262,167
4.862%	08/21/46			553	742,158
5.250%	03/16/37			228	310,970
Sr. Unsec’d. Notes, 144A
1.680%	10/30/30			385	382,362
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	02/19/43			659	815,877
5.250%	05/30/48	(a)		1,043	1,446,846

					87,072,339

Textiles — 0.1%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/30	(a)		3,640	4,080,438
Prime Bloom Holdings Ltd. (China),
Gtd. Notes
6.950%	07/05/22			200	35,227

					4,115,665

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
2.600%	11/19/22			1,463	$1,516,249
3.550%	11/19/26			1,165	1,300,231
3.900%	11/19/29			215	243,281

					3,059,761

Transportation — 0.6%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42			678	888,348
5.050%	03/01/41			3	4,154
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	03/15/29	(a)		1,113	1,349,193
4.300%	03/01/48	(a)		1,048	1,355,292
Empresa de los Ferrocarriles del Estado (Chile),
Sr. Unsec’d. Notes, 144A
3.068%	08/18/50	(a)		950	920,484
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
3.650%	05/07/30			200	224,074
ENA Master Trust (Panama),
Sr. Sec’d. Notes, 144A
4.000%	05/19/48			200	215,365
FedEx Corp.,
Gtd. Notes
1.300%	08/05/31		EUR	840	1,103,409
3.875%	08/01/42			304	352,850
4.100%	02/01/45			204	241,733
4.200%	10/17/28			5	5,968
5.250%	05/15/50			511	722,215
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26			488	539,064
3.400%	11/01/49			545	619,841
3.650%	08/01/25			395	442,444
3.850%	01/15/24			2	2,180
4.050%	08/15/52			212	269,235
4.450%	06/15/45			206	266,846
Pacific National Finance Pty Ltd. (Australia),
Gtd. Notes, EMTN
4.750%	03/22/28			200	212,551
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	09/01/24			1,831	1,946,166
4.625%	06/01/25			2,065	2,393,000
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.750%	03/01/26			697	761,631
3.250%	08/15/25			505	559,386
3.600%	09/15/37			580	672,851
3.839%	03/20/60	(a)		565	695,518
3.950%	08/15/59			320	393,712
4.100%	09/15/67			203	254,131
Sr. Unsec’d. Notes, 144A
2.973%	09/16/62			130	136,362

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.400%	03/15/29		1,247	$1,439,274
4.450%	04/01/30		1,234	1,543,750
5.200%	04/01/40		876	1,242,581
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23		155	157,492
6.750%	08/15/24		367	390,620

				22,321,720

Trucking & Leasing — 0.1%
CMB International Leasing Management Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.750%	08/12/30		200	195,291
GATX Corp.,
Sr. Unsec’d. Notes
4.000%	06/30/30	(a)	815	964,641
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		1,252	1,308,259
2.700%	11/01/24		240	256,882
3.950%	03/10/25		315	352,868
4.000%	07/15/25	(a)	675	765,344
4.250%	01/17/23		445	477,855

				4,321,140

Water — 0.0%
Essential Utilities, Inc.,
Sr. Unsec’d. Notes
2.704%	04/15/30		1,315	1,424,076

TOTAL CORPORATE BONDS (cost $1,433,138,602)				1,527,741,065

MUNICIPAL BONDS — 0.4%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
7.043%	04/01/50		915	1,681,624
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.600%	08/01/42		560	924,577
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34		395	556,160
State of California,
General Obligation Unlimited, Taxable
4.600%	04/01/38		2,115	2,538,359
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		940	1,566,388
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115		152	214,891

				7,481,999

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.637%	04/01/57	359	$536,665

Illinois — 0.0%
State of Illinois,
General Obligation Unlimited, Taxable, Pension
5.100%	06/01/33	1,195	1,276,427

Massachusetts — 0.0%
Massachusetts Housing Finance Agency,
Revenue Bonds, Series A
4.500%	12/01/48	185	200,744

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	205	343,849

New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	290	378,163
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	110	176,854
New York State Dormitory Authority,
Taxable, Revenue Bonds, BABs, Series H
5.389%	03/15/40	125	175,502
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds
4.960%	08/01/46	655	888,809
5.647%	11/01/40	190	272,591

			1,891,919

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	350	650,031

Texas — 0.0%
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.808%	02/01/41	295	437,635
State of Texas,
General Obligation Unlimited, Taxable, BABs
5.517%	04/01/39	390	586,814

			1,024,449

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series A
3.227%	09/01/2119	3,720	3,809,652

TOTAL MUNICIPAL BONDS (cost $15,520,905)			17,215,735

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.3%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
3.311%(cc)	09/25/35	704	662,792

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
AJAX Mortgage Loan Trust,
Series 2020-C, Class A, 144A
2.250%	09/27/60	3,397	$3,375,946
Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.500%	05/25/36	309	224,739
Series 2006-17T1, Class A1
6.250%	06/25/36	1,992	1,172,604
Series 2006-OA16, Class A2, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.338%(c)	10/25/46	407	384,533
Series 2006-OC10, Class 2A3, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.378%(c)	11/25/36	308	285,874
Series 2007-03T1, Class 1A1
6.000%	04/25/37	66	42,382
Series 2007-OA7, Class A1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	05/25/47	1,948	1,812,392
American Home Mortgage Assets Trust,
Series 2006-05, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.920% (Cap N/A, Floor 0.920%)
1.529%(c)	11/25/46	138	58,469
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
1.309%(c)	02/25/47	185	105,785
APS Resecuritization Trust,
Series 2016-03, Class 3A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.998%(c)	09/27/46	1,082	1,078,806
Series 2016-03, Class 4A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.748%(c)	04/27/47	173	172,232
BCAP LLC Trust,
Series 2011-RR05, Class 11A5, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.450%(c)	05/28/36	597	570,179
Series 2011-RR05, Class 12A1, 144A
4.861%(cc)	03/26/37	518	521,745
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-03, Class 1A1
3.457%(cc)	07/25/34	310	292,062
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
2.984%(cc)	01/26/36	1,300	1,044,028
Chase Mortgage Finance Trust,
Series 2007-S06, Class 1A1
6.000%	12/25/37	4,369	2,856,688
CitiMortgage Alternative Loan Trust,
Series 2007-A06, Class 1A11
6.000%	06/25/37	94	93,195
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 10A1, 1 Month LIBOR + 1.350% (Cap 6.250%, Floor 1.350%)
1.498%(c)	11/25/35	253	46,390

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2020-SPT01, Class M1, 144A
3.850%(cc)	04/25/65	550	$557,039
Credit Suisse Mortgage Trust,
Series 2014-09R, Class 9A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.270%(c)	08/27/36	298	269,664
Credit Suisse Mortgage-Backed Trust,
Series 2007-01, Class 5A13
6.000%	02/25/37	1,884	1,686,618
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA04, Class A2A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	08/25/47	231	251,931
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB03, Class A3
6.510%(cc)	07/25/36	105	102,808
Fannie Mae REMIC Trust,
Series 2003-W01, Class 1A1
5.180%(cc)	12/25/42	214	236,484
Fannie Mae REMICS,
Series 2003-25, Class KP
5.000%	04/25/33	365	415,665
Series 2004-96, Class QD
5.500%	12/25/34	2,000	2,286,099
Series 2005-59, Class DQ, 1 Month LIBOR x (3) + 17.000% (Cap 17.000%, Floor 0.000%)
16.630%(c)	05/25/35	219	244,276
Series 2006-118, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.210%(c)	12/25/36	186	185,160
Series 2007-73, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.191%(c)	07/25/37	518	509,765
Series 2008-15, Class AS, 1 Month LIBOR x (5) + 33.000% (Cap 33.000%, Floor 0.000%)
32.260%(c)	08/25/36	418	833,105
Series 2011-84, Class PZ
5.250%	09/25/41	3,246	3,960,616
Series 2012-03, Class FP, 1 Month LIBOR + 0.400% (Cap 7.000%, Floor 0.400%)
0.548%(c)	03/25/39	67	67,322
Series 2016-26, Class KL, 1 Month LIBOR x (5) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	11/25/42	1,441	1,514,890
Series 2016-32, Class GT, 1 Month LIBOR x (5) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	01/25/43	676	729,375
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DN01, Class B, 1 Month LIBOR + 11.500% (Cap N/A, Floor 0.000%)
11.648%(c)	01/25/25	234	258,319
Series 2015-HQ2, Class B, 1 Month LIBOR + 7.950% (Cap N/A, Floor 0.000%)
8.098%(c)	05/25/25	241	249,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-DNA03, Class B1, 1 Month LIBOR + 4.450% (Cap N/A, Floor 0.000%)
4.598%(c)	03/25/30	250	$256,856
Series 2017-HRP1, Class M2, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
2.598%(c)	12/25/42	152	150,429
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)	11/25/50	280	284,887
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	400	405,588
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.077%(c)	12/25/50	420	419,998
Freddie Mac REMICS,
Series 3708, Class PL
4.500%	08/15/40	1,454	1,733,419
Series 3785, Class LS, 1 Month LIBOR x (2) + 9.900% (Cap 9.900%, Floor 0.000%)
9.583%(c)	01/15/41	1,620	1,995,805
Series 4493, Class SM, 1 Month LIBOR x (2) + 6.000% (Cap 6.000%, Floor 0.000%)
5.762%(c)	07/15/45	1,425	1,588,184
Series 4910, Class MI
4.000%	08/25/49	3,914	249,702
Government National Mortgage Assoc.,
Series 2010-H03, Class FA, 1 Month LIBOR + 0.550% (Cap 10.690%, Floor 0.550%)
0.696%(c)	03/20/60	199	199,257
Series 2012-H10, Class FA, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)
0.690%(c)	12/20/61	613	614,998
Series 2012-H29, Class FA, 1 Month LIBOR + 0.515% (Cap 11.500%, Floor 0.515%)
0.655%(c)	10/20/62	671	672,789
Series 2013-H08, Class BF, 1 Month LIBOR + 0.400% (Cap 10.000%, Floor 0.400%)
0.540%(c)	03/20/63	478	477,833
Series 2014-H17, Class FC, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.640%(c)	07/20/64	732	734,380
Series 2015-H05, Class FA, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.440%(c)	04/20/61	28	28,423
Series 2015-H10, Class JA
2.250%	04/20/65	2,941	2,998,688
Series 2015-H11, Class FA, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.390%(c)	04/20/65	10	9,817
Series 2016-H01, Class AI
2.034%(cc)	01/20/66	6,523	483,188
Series 2016-H01, Class HZ
4.525%(cc)	10/20/65	1,248	1,426,214

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-H19, Class FC, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.540%(c)	08/20/66	107	$107,203
Series 2016-H19, Class FJ, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.540%(c)	09/20/63	35	34,705
Series 2018-H02, Class FJ, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.340%(c)	10/20/64	28	28,042
Series 2019-44, Class CI, IO
5.000%	04/20/49	4,987	322,861
Series 2019-H04, Class DZ
4.332%(cc)	03/20/69	9,190	11,628,227
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
3.181%(cc)	10/25/33	238	236,710
GSR Mortgage Loan Trust,
Series 2007-OA02, Class 2A1
2.432%(cc)	06/25/47	144	110,844
IndyMac INDX Mortgage Loan Trust,
Series 2007-AR19, Class 3A1
3.176%(cc)	09/25/37	438	303,367
JPMorgan Alternative Loan Trust,
Series 2008-R04, Class 1A1, 144A
6.000%	12/27/36	1,789	1,376,256
Lanark Master Issuer PLC (United Kingdom),
Series 2019-01A, Class 1A1, 144A, 3 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
1.026%(c)	12/22/69	1,435	1,432,891
Legacy Mortgage Asset Trust,
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	481	484,313
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	617	617,653
Lehman XS Trust,
Series 2007-16N, Class AF2, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.098%(c)	09/25/47	408	406,494
LHOME Mortgage Trust,
Series 2019-RTL01, Class A1, 144A
4.580%	10/25/23	490	495,740
LSTAR Securities Investment Trust,
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.844%(c)	03/01/24	355	356,389
MCM Trust,
Series 2018-NPL02, 144A
0.000%	10/25/28	1,541	815,586
4.000%	10/25/28	88	88,092
Merrill Lynch Mortgage Investors Trust,
Series 2003-A03, Class 1A
2.650%(cc)	05/25/33	676	682,609
MFA Trust,
Series 2020-NQM01, Class A3, 144A
2.300%(cc)	08/25/49	106	106,331

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, 144A, 1 Month LIBOR + 0.340% (Cap 9.000%, Floor 0.340%)
0.495%(c)	04/16/36	1,825	$1,630,464
New Residential Mortgage Loan Trust,
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57	284	305,942
Series 2020-RPL01, Class B3, 144A
3.924%(cc)	11/25/59	720	629,229
Series 2020-RPL02, Class A1, 144A
3.578%(cc)	08/25/25	1,507	1,510,540
NYMT Loan Trust,
Series 2020-SP02, Class A1, 144A
2.944%(cc)	10/25/60	2,226	2,238,540
OBX Trust,
Series 2018-EXP01, Class 1A3, 144A
4.000%(cc)	04/25/48	864	893,985
PRPM LLC,
Series 2020-03, Class A1, 144A
2.857%	09/25/25	2,793	2,815,788
Series 2020-05, Class A1, 144A
3.104%	11/25/25	2,163	2,176,074
Reperforming Loan REMIC Trust,
Series 2005-R03, Class AF, 144A, 1 Month LIBOR + 0.400% (Cap 9.500%, Floor 0.400%)
0.548%(c)	09/25/35	33	28,421
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 3A1
6.500%	07/25/36	8,341	4,035,050
RFMSI Trust,
Series 2006-SA02, Class 2A1
4.735%(cc)	08/25/36	763	634,028
Seasoned Credit Risk Transfer Trust,
Series 2017-03, Class B, 144A
18.437%(s)	07/25/56	316	42,240
Series 2017-03, Class BIO, 144A
0.000%(cc)	07/25/56	975	86,847
Seasoned Loans Structured Transaction Trust,
Series 2020-02, Class M1, 144A
4.750%(cc)	09/25/60	1,720	1,792,421
Sequoia Mortgage Trust,
Series 2007-03, Class 2AA1
3.225%(cc)	07/20/37	190	172,314
Series 2017-CH01, Class A1, 144A
4.000%(cc)	08/25/47	318	330,615
Series 2017-CH02, Class A10, 144A
4.000%(cc)	12/25/47	170	171,035
Series 2018-CH01, Class A1, 144A
4.000%(cc)	02/25/48	678	695,354
Series 2018-CH03, Class A2, 144A
4.000%(cc)	08/25/48	1,265	1,301,150
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 3A1
2.978%(cc)	01/25/35	560	564,602
Series 2006-03, Class 4A
3.499%(cc)	04/25/36	155	121,104

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust,
Series 2006-05, Class A1
2.635%(cc)	10/25/46	1,536	$1,520,380
TVC Mortgage Trust,
Series 2020-RTL01, Class A1, 144A
3.474%	09/25/24	270	272,616
Verus Securitization Trust,
Series 2020-04, Class A3, 144A
2.321%	05/25/65	352	354,130
Series 2020-04, Class M1, 144A
3.291%(cc)	05/25/65	360	367,584
Series 2020-05, Class M1, 144A
2.601%(cc)	05/25/65	264	264,402
Vista Point Securitization Trust,
Series 2020-02, Class A3, 144A
2.496%(cc)	04/25/65	433	435,315
Series 2020-02, Class M1, 144A
3.401%(cc)	04/25/65	170	172,005
Voyager OPTONE Delaware Trust,
Series 2009-01, Class SAA7, 144A
13.232%(cc)	02/25/38	2,261	774,827
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.809%(c)	11/25/42	72	69,077
Series 2006-04, Class 3A1
6.500%(cc)	05/25/36	329	309,060

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $91,651,187)			90,238,984

SOVEREIGN BONDS — 3.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50	1,830	2,235,025
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
5.625%	09/30/31	363	384,537
6.000%	09/19/44	290	300,238
7.375%	05/14/30	200	237,636
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50	750	809,303
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30	1,935	2,040,486
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31	367	392,991
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.125%	04/15/31	1,491	1,584,866
3.875%	04/25/27	1,490	1,658,685
4.125%	05/15/51	1,640	1,824,106
4.500%	03/15/29	1,800	2,085,058
5.200%	05/15/49	970	1,227,173

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Colombian TES (Colombia),
Bonds, Series B
6.250%	11/26/25		COP	1,372,700	$440,165
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30			1,320	1,437,994
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32			4,460	4,943,229
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
7.903%	02/21/48			677	735,864
Sr. Unsec’d. Notes, 144A
5.250%	10/06/25			318	338,511
8.875%	05/29/50			520	610,643
Sr. Unsec’d. Notes, 144A, MTN
6.375%	04/11/31		EUR	407	534,548
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30		EUR	459	586,612
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24			798	911,731
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.850%	02/14/30			2,051	2,215,603
3.850%	10/15/30			426	495,420
4.100%	04/24/28	(v)		1,378	1,602,597
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22			1,970	2,031,837
Indonesia Treasury Bond (Indonesia),
Bonds, Series 065
6.625%	05/15/33		IDR	4,101,000	296,878
Bonds, Series 076
7.375%	05/15/48		IDR	16,698,000	1,244,640
Bonds, Series 079
8.375%	04/15/39		IDR	15,513,000	1,304,851
Bonds, Series 080
7.500%	06/15/35		IDR	29,006,000	2,291,983
Bonds, Series 087
6.500%	02/15/31		IDR	22,783,000	1,701,458
Mexican Bonos (Mexico),
Bonds
5.750%	03/05/26		MXN	204,300	10,735,481
Bonds, Series M
6.500%	06/10/21		MXN	213,800	10,844,726
Bonds, Series M30
10.000%	11/20/36		MXN	13,900	978,042
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	15,700	929,118
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29		MXN	169,353	10,372,496
Sr. Unsec’d. Notes, Series M30
8.500%	11/18/38		MXN	20,420	1,270,558
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31			9,536	9,786,488
3.771%	05/24/61			2,565	2,676,627
4.500%	01/31/50	(a)		1,648	1,935,500

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32			217	$220,385
4.000%	12/15/50			2,450	2,528,263
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A
3.875%	03/08/22			2,585	2,598,453
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30			349	387,362
3.875%	03/17/28			3,089	3,546,036
4.500%	04/01/56			2,915	3,763,314
Sr. Unsub. Notes
2.252%	09/29/32			697	718,773
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
3.800%	06/23/50			200	220,748
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.392%	01/23/26			570	608,198
2.780%	12/01/60			236	238,360
2.783%	01/23/31			567	623,435
3.230%	07/28/21			208	208,298
4.125%	08/25/27	(a)		1,691	1,986,194
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
2.457%	05/05/30			242	260,982
3.000%	02/01/28			3,042	3,365,880
3.750%	01/14/29			483	563,350
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.750%	04/16/30			1,107	1,303,928
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			2,440	2,623,268
4.400%	04/16/50			1,400	1,828,040
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31			587	629,490
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27		RUB	61,190	940,278
Bonds, Series 6218
8.500%	09/17/31		RUB	164,009	2,655,755
Bonds, Series 6219
7.750%	09/16/26		RUB	165,552	2,480,544
Bonds, Series 6224
6.900%	05/23/29		RUB	72,269	1,050,998
Bonds, Series 6232
6.000%	10/06/27		RUB	35,365	487,364
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.375%	03/21/29			1,200	1,400,009
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/26/26			5,155	5,700,822
Sr. Unsec’d. Notes, EMTN
3.250%	10/22/30			1,473	1,624,458

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
7.550%	03/28/30			200	$114,083
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.253%	03/15/33			427	466,620
7.375%	09/25/32			720	792,212
9.750%	11/01/28			847	1,042,982
Sr. Unsec’d. Notes, 144A
7.253%	03/15/33			3,040	3,322,073
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27			1,957	2,313,865
4.375%	01/23/31			321	394,190
5.100%	06/18/50	(a)		292	409,066
8.500%	03/15/28		UYU	14,080	348,948
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28		UYU	128,765	3,191,214
9.875%	06/20/22		UYU	46,830	1,149,411

TOTAL SOVEREIGN BONDS (cost $140,620,720)					146,141,353

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.5%
Federal Home Loan Mortgage Corp.
1.500%	11/01/50			209	211,163
2.000%	09/01/50			3,020	3,099,946
2.000%	09/01/50			3,058	3,158,152
2.000%	11/01/50			834	861,317
2.000%	11/01/50			883	912,510
2.000%	11/01/50			1,712	1,768,107
2.000%	11/01/50			1,919	1,982,469
2.000%	12/01/50			1,370	1,424,845
2.000%	12/01/50			1,850	1,924,089
2.000%	12/01/50			2,652	2,739,002
2.000%	12/01/50			5,415	5,631,862
2.000%	01/01/51			2,675	2,782,130
2.500%	02/01/30			192	204,489
2.500%	04/01/30			200	213,100
2.500%	05/01/30			345	366,579
2.500%	07/01/30			21	22,587
2.500%	07/01/30			23	24,843
2.500%	07/01/30			78	82,524
2.500%	07/01/30			84	89,335
2.500%	08/01/30			301	320,896
2.500%	08/01/30			368	391,918
2.500%	09/01/30			287	305,580
2.500%	09/01/30			860	913,487
2.500%	04/01/31			691	733,591
2.500%	07/01/50			14,075	14,613,930
2.500%	08/01/50			740	782,049
2.500%	09/01/50			13,234	13,960,866
2.500%	11/01/50			399	421,809
3.000%	09/01/27			195	204,899
3.000%	07/01/28			99	103,628
3.000%	01/01/30			101	108,276
3.000%	01/01/30			134	143,919
3.000%	02/01/30			804	863,682
3.000%	06/01/30			491	528,228

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/30		54	$58,470
3.000%	07/01/30		428	458,623
3.000%	08/01/30		54	57,647
3.000%	08/01/30		85	91,489
3.000%	09/01/37		93	97,458
3.000%	06/01/38		1,749	1,842,619
3.000%	12/01/43		11,331	12,334,997
3.000%	12/01/46		36	39,305
3.000%	12/01/46		117	127,148
3.000%	12/01/46		200	217,678
3.000%	12/01/46		425	459,353
3.000%	02/01/47		3,152	3,424,671
3.000%	06/01/50		1,190	1,229,393
3.000%	07/01/50		1,612	1,665,823
3.000%	08/01/50		969	1,039,696
3.000%	08/01/50		1,795	1,966,455
3.000%	08/01/50		1,984	2,141,513
3.000%	08/01/50		2,477	2,701,267
3.000%	08/01/50		3,013	3,289,237
3.000%	08/01/50		6,246	6,729,878
3.000%	09/01/50	(h)	25,006	26,264,761
3.500%	09/01/30		527	572,270
3.500%	02/01/31		99	107,744
3.500%	04/01/31		37	39,849
3.500%	04/01/31		675	739,096
3.500%	04/01/32		1,793	1,967,782
3.500%	04/01/42		215	235,106
3.500%	05/01/42		7	7,959
3.500%	05/01/42		23	24,605
3.500%	08/01/42		76	82,717
3.500%	08/01/42		189	207,186
3.500%	10/01/42		51	55,496
3.500%	02/01/43		1,971	2,143,692
3.500%	06/01/43		129	141,814
3.500%	06/01/44		108	118,127
3.500%	01/01/45		15,624	17,156,130
3.500%	06/01/45		509	561,076
3.500%	09/01/45		68	74,927
3.500%	10/01/45		261	285,912
3.500%	11/01/45		243	263,770
3.500%	03/01/46		2,573	2,785,061
3.500%	09/01/46		250	267,929
3.500%	03/01/47		759	821,126
3.500%	10/01/47		528	585,693
3.500%	11/01/47		267	288,959
3.500%	12/01/47		713	790,556
3.500%	01/01/48		87	96,202
3.500%	01/01/48		160	175,093
3.500%	01/01/48		3,124	3,425,513
3.500%	06/01/48		869	947,545
3.500%	06/01/49		1,348	1,484,849
3.500%	08/01/49		5,020	5,562,158
3.500%	03/01/50		1,412	1,534,538
3.500%	04/01/50		2,795	2,943,211
3.500%	08/01/50		886	969,959
3.500%	08/01/50		1,078	1,176,196
4.000%	08/01/40		102	112,669
4.000%	09/01/40		186	204,624

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/40	631	$695,010
4.000%	04/01/41	6	6,565
4.000%	12/01/42	106	115,006
4.000%	04/01/44	218	240,350
4.000%	07/01/44	116	127,186
4.000%	01/01/45	275	304,039
4.000%	01/01/45	7,307	8,011,206
4.000%	02/01/45	27	29,173
4.000%	02/01/45	53	57,885
4.000%	09/01/45	419	459,583
4.000%	09/01/45	5,740	6,467,235
4.000%	12/01/45	87	95,666
4.000%	12/01/45	100	109,810
4.000%	07/01/47	1,422	1,548,816
4.000%	04/01/48	2,420	2,694,866
4.000%	04/01/48	2,625	2,942,224
4.000%	06/01/48	632	686,004
4.000%	08/01/48	1,154	1,276,874
4.000%	11/01/48	189	201,252
4.000%	05/01/49	130	140,840
4.000%	06/01/50	3,710	4,072,691
4.500%	08/01/39	275	309,094
4.500%	12/01/39	74	81,401
4.500%	07/01/40	25	28,306
4.500%	05/01/41	219	245,180
4.500%	05/01/41	232	257,710
4.500%	05/01/42	419	469,658
4.500%	11/01/43	423	473,237
4.500%	12/01/43	552	622,530
4.500%	08/01/44	145	163,354
4.500%	04/01/47	1,235	1,361,676
4.500%	05/01/47	466	518,577
4.500%	07/01/47	593	659,041
4.500%	07/01/47	1,738	1,932,250
4.500%	08/01/47	280	307,182
4.500%	10/01/47	285	309,289
4.500%	12/01/47	218	238,592
4.500%	02/01/48	136	148,543
4.500%	06/01/48	245	265,763
4.500%	07/01/48	1,571	1,744,410
4.500%	08/01/48	1,420	1,574,818
4.500%	08/01/48	2,508	2,787,419
4.500%	09/01/48	69	74,411
4.500%	09/01/48	1,791	1,946,410
4.500%	09/01/48	4,626	5,019,508
4.500%	04/01/49	900	988,849
5.000%	11/01/41	1,541	1,778,521
5.000%	09/01/48	551	609,953
5.000%	10/01/48	319	353,331
5.000%	12/01/48	2,941	3,246,958
5.000%	10/01/49	12,923	14,292,235
5.000%	03/01/50	3,687	4,075,967
5.000%	07/01/50	495	547,962
5.500%	02/01/35	38	44,774
5.500%	06/01/36	12	14,506
5.500%	10/01/36	7	8,635
5.500%	10/01/36	15	18,074
5.500%	12/01/36	6	7,031

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	12/01/36	8	$9,432
5.500%	12/01/36	18	21,039
5.500%	03/01/37	6	7,420
5.500%	04/01/37	8	9,195
5.500%	01/01/38	1	1,350
5.500%	01/01/38	8	9,033
5.500%	02/01/38	1	1,412
5.500%	02/01/38	1,189	1,398,438
5.500%	04/01/38	811	953,038
5.500%	05/01/38	195	221,188
5.500%	06/01/38	238	279,782
5.500%	07/01/38	312	366,808
5.500%	08/01/38	189	222,833
5.500%	08/01/38	315	370,278
5.500%	01/01/39	394	463,612
6.000%	01/01/27	107	120,181
6.000%	12/01/28	2	1,755
6.000%	01/01/32	1	843
6.000%	11/01/32	1	1,651
6.000%	03/01/33	5	6,470
6.000%	11/01/33	5	6,500
6.000%	02/01/34	153	182,723
6.000%	12/01/34	4	5,027
6.000%	01/01/36	22	26,638
6.000%	03/01/36	1	1,277
6.000%	04/01/36	22	26,059
6.000%	08/01/36	12	14,250
6.000%	11/01/36	16	18,555
6.000%	12/01/36	699	828,366
6.000%	03/01/37	1	707
6.000%	04/01/37	1	721
6.000%	05/01/37	8	9,679
6.000%	07/01/37	1	1,725
6.000%	08/01/37	18	21,456
6.000%	09/01/37	1	1,510
6.000%	09/01/37	5	6,188
6.000%	10/01/37	1	763
6.000%	10/01/37	4	5,160
6.000%	10/01/37	10	11,858
6.000%	10/01/37	21	24,765
6.000%	11/01/37	192	228,178
6.000%	11/01/37	1,553	1,841,162
6.000%	12/01/37	2	1,907
6.000%	01/01/38	3	3,297
6.000%	01/01/38	12	13,783
6.000%	01/01/38	13	15,231
6.000%	01/01/38	13	15,868
6.000%	01/01/38	14	15,902
6.000%	01/01/38	23	26,958
6.000%	04/01/38	3	3,708
6.000%	04/01/38	25	29,679
6.000%	06/01/38	1	873
6.000%	07/01/38	36	41,844
6.000%	08/01/38	3	2,827
6.000%	08/01/38	4	5,029
6.000%	08/01/38	237	278,334
6.000%	09/01/38	1	664
6.000%	09/01/38	10	11,749

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/01/38	8		$9,701
6.000%	11/01/38	3		3,314
6.000%	01/01/39	606		713,667
6.000%	08/01/39	4		4,987
6.000%	09/01/39	—	(r)	180
6.000%	10/01/39	16		18,334
6.000%	03/01/40	10		11,369
6.000%	04/01/40	281		317,145
6.000%	05/01/40	1		1,556
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.801% (Cap 9.295%, Floor 1.801%)
2.301%(c)	11/01/35	64		64,755
Federal National Mortgage Assoc.
2.000%	TBA	9,610		9,981,249
2.000%	TBA	11,252		11,686,405
2.000%	TBA	20,794		21,736,377
2.000%	TBA	33,271		34,495,226
2.000%	TBA	49,652		51,479,251
2.000%	10/01/31	94		98,873
2.000%	11/01/31	29		30,803
2.000%	11/01/31	153		161,006
2.000%	11/01/31	459		482,026
2.000%	11/01/31	544		570,599
2.000%	12/01/31	129		135,109
2.000%	03/01/32	791		830,456
2.000%	04/01/50	299		307,069
2.000%	08/01/50	1,119		1,159,842
2.000%	10/01/50	6,645		6,863,037
2.000%	11/01/50	524		541,305
2.000%	11/01/50	673		699,814
2.000%	11/01/50	886		915,237
2.000%	11/01/50	1,143		1,188,618
2.000%	11/01/50	1,987		2,051,830
2.000%	11/01/50	3,442		3,579,622
2.000%	12/01/50	3,355		3,489,363
2.000%	12/01/50	6,695		6,963,118
2.000%	01/01/51	5,300		5,512,257
2.500%	TBA	1,645		1,733,802
2.500%	TBA	3,204		3,376,962
2.500%	09/01/27	26		27,005
2.500%	09/01/27	36		37,834
2.500%	02/01/28	10		10,883
2.500%	04/01/28	21		22,684
2.500%	08/01/28	55		58,407
2.500%	02/01/30	6		5,926
2.500%	02/01/30	7		7,032
2.500%	02/01/30	21		22,327
2.500%	03/01/30	51		54,659
2.500%	04/01/30	103		110,178
2.500%	05/01/30	201		213,926
2.500%	07/01/30	29		30,929
2.500%	07/01/30	107		113,639
2.500%	07/01/30	162		172,547
2.500%	08/01/30	64		67,578
2.500%	08/01/30	165		175,849
2.500%	08/01/30	230		245,061
2.500%	08/01/30	406		430,488
2.500%	09/01/30	207		219,895

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	09/01/30	262	$278,767
2.500%	11/01/30	17	18,069
2.500%	11/01/30	239	253,774
2.500%	11/01/30	241	255,706
2.500%	11/01/30	243	256,112
2.500%	11/01/30	257	274,123
2.500%	03/01/31	38	39,258
2.500%	06/01/31	324	345,546
2.500%	07/01/31	160	170,971
2.500%	08/01/31	25	26,095
2.500%	10/01/31	257	273,715
2.500%	10/01/31	401	427,205
2.500%	10/01/31	574	612,451
2.500%	10/01/31	684	726,907
2.500%	11/01/31	25	26,610
2.500%	11/01/31	25	26,948
2.500%	11/01/31	59	63,095
2.500%	11/01/31	117	123,827
2.500%	11/01/31	217	231,316
2.500%	11/01/31	386	411,662
2.500%	11/01/31	527	560,670
2.500%	02/01/32	43	45,460
2.500%	03/01/32	140	149,521
2.500%	03/01/32	369	392,045
2.500%	03/01/32	397	418,594
2.500%	08/01/32	1,055	1,120,477
2.500%	02/01/33	1,858	1,961,032
2.500%	12/01/35	1,344	1,424,433
2.500%	12/01/35	1,530	1,615,510
2.500%	08/01/50	33,544	35,385,792
2.500%	09/01/50	10,292	10,856,982
2.500%	10/01/50	379	400,678
2.500%	10/01/50	2,427	2,610,042
2.500%	10/01/50	2,753	2,930,420
2.500%	11/01/50	618	653,713
2.500%	11/01/50	2,578	2,770,828
2.500%	11/01/50	2,826	3,006,817
2.500%	11/01/50	11,938	12,691,160
2.500%	12/01/50	3,398	3,611,974
2.500%	12/01/50	10,465	11,124,390
3.000%	TBA	3,961	4,156,551
3.000%	04/01/28	70	74,622
3.000%	05/01/28	75	79,681
3.000%	10/01/28	12	12,853
3.000%	10/01/28	112	119,653
3.000%	11/01/28	13	13,722
3.000%	10/01/29	196	211,077
3.000%	03/01/30	342	367,518
3.000%	04/01/30	273	293,283
3.000%	04/01/30	3,603	3,862,470
3.000%	05/01/30	158	169,798
3.000%	05/01/30	276	295,735
3.000%	07/01/30	39	42,027
3.000%	07/01/30	62	66,343
3.000%	07/01/30	216	231,392
3.000%	08/01/30	27	28,605
3.000%	08/01/30	53	57,453
3.000%	08/01/30	58	63,060

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/30	280	$301,873
3.000%	08/01/30	321	344,682
3.000%	08/01/30	376	402,817
3.000%	08/01/30	414	446,017
3.000%	08/01/30	751	808,270
3.000%	08/01/30	1,480	1,596,833
3.000%	09/01/30	34	36,796
3.000%	09/01/30	121	128,308
3.000%	09/01/30	225	242,369
3.000%	09/01/31	200	214,972
3.000%	02/01/32	230	244,232
3.000%	08/01/35	104	112,058
3.000%	08/01/35	106	114,103
3.000%	12/01/35	13	14,370
3.000%	12/01/35	27	29,617
3.000%	10/01/36	47	50,259
3.000%	11/01/36	141	152,938
3.000%	11/01/36	351	382,437
3.000%	12/01/36	302	325,650
3.000%	12/01/36	415	452,502
3.000%	11/01/44	5,832	6,373,942
3.000%	02/01/45	376	409,007
3.000%	03/01/45	881	963,050
3.000%	04/01/45	164	178,511
3.000%	04/01/45	228	245,004
3.000%	05/01/45	2,760	2,993,967
3.000%	07/01/45	1,644	1,788,308
3.000%	05/01/46	200	210,109
3.000%	06/01/46	64	67,098
3.000%	06/01/46	87	94,445
3.000%	06/01/46	367	401,603
3.000%	07/01/46	1,115	1,207,935
3.000%	08/01/46	86	93,540
3.000%	09/01/46	485	529,161
3.000%	10/01/46	372	391,600
3.000%	11/01/46	1,401	1,517,131
3.000%	01/01/47	180	188,568
3.000%	01/01/47	186	195,733
3.000%	01/01/47	485	509,647
3.000%	02/01/47	241	252,914
3.000%	02/01/47	324	350,530
3.000%	03/01/47	508	548,404
3.000%	03/01/47	651	706,650
3.000%	03/01/47	678	713,084
3.000%	11/01/47	68	71,709
3.000%	04/01/48	225	232,343
3.000%	12/01/49	1,268	1,334,402
3.000%	03/01/50	501	543,362
3.000%	08/01/50	2,288	2,467,668
3.000%	08/01/50	10,589	11,108,829
3.500%	TBA	7,473	7,898,027
3.500%	TBA	21,300	22,543,307
3.500%	11/01/27	44	46,641
3.500%	11/01/28	291	312,991
3.500%	12/01/28	165	177,285
3.500%	12/01/28	181	197,159
3.500%	12/01/28	1,174	1,263,845
3.500%	12/01/28	1,723	1,878,458

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/01/29	471	$509,889
3.500%	02/01/29	1,023	1,114,370
3.500%	03/01/29	362	389,573
3.500%	07/01/29	495	536,057
3.500%	08/01/30	53	57,603
3.500%	08/01/30	233	255,414
3.500%	01/01/42	96	104,225
3.500%	02/01/42	381	405,708
3.500%	04/01/42	32	34,606
3.500%	04/01/42	108	117,644
3.500%	05/01/42	15	16,362
3.500%	06/01/42	19	20,123
3.500%	06/01/42	28	29,832
3.500%	07/01/42	49	53,072
3.500%	02/01/45	366	397,415
3.500%	02/01/45	1,233	1,339,189
3.500%	03/01/46	571	608,927
3.500%	07/01/46	192	204,224
3.500%	03/01/47	90	97,958
3.500%	05/01/47	683	745,014
3.500%	07/01/47	206	224,121
3.500%	11/01/47	771	820,020
3.500%	01/01/48	1,184	1,285,601
3.500%	04/01/48	138	152,142
3.500%	02/01/50	8,309	8,781,628
3.500%	08/01/50	356	385,446
3.500%	08/01/50	1,645	1,828,228
4.000%	TBA	15,860	16,936,717
4.000%	TBA	24,200	25,878,832
4.000%	05/01/29	3	2,876
4.000%	10/01/30	10	10,774
4.000%	10/01/31	327	357,160
4.000%	10/01/33	388	416,197
4.000%	10/01/33	491	530,612
4.000%	10/01/33	523	567,190
4.000%	10/01/33	544	584,724
4.000%	11/01/33	3,557	3,872,414
4.000%	01/01/36	383	418,167
4.000%	01/01/41	121	131,332
4.000%	04/01/42	89	98,606
4.000%	05/01/42	222	244,377
4.000%	05/01/42	646	711,753
4.000%	01/01/44	658	738,681
4.000%	03/01/45	266	291,617
4.000%	12/01/45	1,006	1,095,750
4.000%	01/01/46	114	122,379
4.000%	02/01/46	101	107,577
4.000%	11/01/46	954	1,052,694
4.000%	05/01/47	440	483,750
4.000%	06/01/47	685	759,701
4.000%	07/01/47	244	262,214
4.000%	07/01/47	445	474,757
4.000%	07/01/47	725	797,550
4.000%	08/01/47	625	684,541
4.000%	08/01/47	830	916,971
4.000%	10/01/47	161	174,931
4.000%	12/01/47	210	225,525
4.000%	05/01/48	594	634,541

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/48	126		$134,168
4.000%	06/01/48	1,867		1,993,773
4.000%	07/01/48	8,754		9,350,254
4.000%	08/01/48	71		76,751
4.000%	08/01/48	180		192,532
4.000%	08/01/48	403		444,003
4.000%	09/01/48	394		420,769
4.000%	09/01/48	22,439		23,906,516
4.000%	11/01/48	230		245,054
4.000%	12/01/48	3,056		3,253,083
4.000%	12/01/48	12,839		13,712,342
4.000%	01/01/49	674		740,423
4.000%	03/01/49	1,137		1,210,130
4.000%	03/01/49	1,879		1,999,855
4.000%	04/01/49	774		823,980
4.000%	02/01/50	162		173,671
4.500%	TBA	896		970,987
4.500%	07/01/22	—	(r)	94
4.500%	04/01/24	12		12,266
4.500%	08/01/24	1		1,407
4.500%	09/01/24	1		556
4.500%	09/01/24	1		1,143
4.500%	12/01/24	8		8,531
4.500%	02/01/25	3		2,999
4.500%	03/01/25	1		763
4.500%	03/01/25	9		9,542
4.500%	04/01/25	1		834
4.500%	04/01/25	1		1,462
4.500%	04/01/25	3		3,595
4.500%	04/01/25	6		6,198
4.500%	04/01/25	15		16,041
4.500%	05/01/25	1		1,435
4.500%	05/01/25	2		2,436
4.500%	07/01/25	18		19,513
4.500%	09/01/25	—	(r)	482
4.500%	09/01/25	2		2,132
4.500%	11/01/35	12		13,138
4.500%	04/01/39	5		5,054
4.500%	04/01/39	7		7,537
4.500%	06/01/39	22		25,426
4.500%	08/01/39	49		54,854
4.500%	06/01/40	55		62,520
4.500%	07/01/40	133		149,359
4.500%	08/01/40	29		32,189
4.500%	11/01/40	111		119,961
4.500%	01/01/41	47		53,266
4.500%	03/01/41	17		18,864
4.500%	04/01/41	4		4,661
4.500%	05/01/41	5		5,158
4.500%	05/01/41	5		5,974
4.500%	07/01/41	8		8,957
4.500%	07/01/41	56		62,589
4.500%	08/01/41	150		166,994
4.500%	09/01/41	43		48,105
4.500%	10/01/41	14		15,166
4.500%	10/01/41	38		42,650
4.500%	01/01/42	10		11,111
4.500%	06/01/42	13		14,795

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/42	444	$497,407
4.500%	11/01/42	51	55,601
4.500%	10/01/43	541	607,552
4.500%	11/01/43	1,474	1,692,068
4.500%	03/01/44	640	712,455
4.500%	05/01/44	206	230,312
4.500%	01/01/45	558	625,412
4.500%	05/01/45	570	629,827
4.500%	07/01/45	752	840,287
4.500%	09/01/45	167	188,565
4.500%	11/01/45	15	16,960
4.500%	11/01/45	117	132,971
4.500%	11/01/45	951	1,059,025
4.500%	12/01/45	357	399,880
4.500%	07/01/46	1,980	2,270,578
4.500%	08/01/46	377	426,466
4.500%	01/01/47	90	97,329
4.500%	09/01/47	28	30,991
4.500%	10/01/47	25	28,311
4.500%	10/01/47	53	57,540
4.500%	10/01/47	181	201,588
4.500%	11/01/47	16	17,987
4.500%	11/01/47	82	88,795
4.500%	11/01/47	692	768,722
4.500%	11/01/47	1,048	1,154,838
4.500%	12/01/47	27	29,497
4.500%	12/01/47	158	173,776
4.500%	01/01/48	1,622	1,801,332
4.500%	02/01/48	55	59,758
4.500%	03/01/48	41	45,830
4.500%	03/01/48	44	48,120
4.500%	04/01/48	323	370,106
4.500%	05/01/48	41	45,517
4.500%	05/01/48	1,713	1,925,898
4.500%	05/01/48	5,178	5,748,584
4.500%	06/01/48	99	107,920
4.500%	06/01/48	17,254	18,693,592
4.500%	07/01/48	26	28,230
4.500%	07/01/48	28	31,663
4.500%	07/01/48	184	211,261
4.500%	07/01/48	1,117	1,213,947
4.500%	07/01/48	1,286	1,396,221
4.500%	08/01/48	716	776,811
4.500%	08/01/48	1,222	1,357,810
4.500%	10/01/48	17	17,983
4.500%	11/01/48	999	1,106,504
4.500%	12/01/48	124	134,266
4.500%	12/01/48	784	850,222
4.500%	02/01/49	6,691	7,695,304
4.500%	04/01/49	2,762	2,997,035
4.500%	05/01/49	5,972	6,868,608
5.000%	02/01/35	1,725	2,002,515
5.000%	08/01/35	4	3,880
5.000%	09/01/35	11	12,825
5.000%	09/01/35	79	91,629
5.000%	10/01/35	3	3,718
5.000%	03/01/36	4	4,035
5.000%	12/01/36	5	6,219

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	06/01/37	8		$8,685
5.000%	01/01/38	7		8,145
5.000%	12/01/39	5		6,051
5.000%	01/01/40	4		4,484
5.000%	05/01/40	5		6,347
5.000%	05/01/40	24		26,547
5.000%	01/01/41	10		11,276
5.000%	04/01/41	6		6,366
5.000%	05/01/41	4		4,992
5.000%	07/01/41	1,993		2,314,163
5.000%	01/01/42	8		8,975
5.000%	12/01/43	2,935		3,388,748
5.000%	09/01/48	812		897,950
5.000%	01/01/49	991		1,095,602
5.000%	12/01/49	6,683		7,386,785
5.500%	06/01/21	—	(r)	203
5.500%	06/01/21	1		756
5.500%	09/01/21	1		777
5.500%	01/01/22	2		1,825
5.500%	03/01/22	2		1,818
5.500%	04/01/22	6		6,236
5.500%	11/01/22	—	(r)	175
5.500%	12/01/22	—	(r)	55
5.500%	12/01/22	—	(r)	197
5.500%	04/01/24	2		2,453
5.500%	06/01/24	6		5,727
5.500%	09/01/27	—	(r)	373
5.500%	07/01/28	8		8,906
5.500%	04/01/30	28		31,527
5.500%	12/01/30	—	(r)	528
5.500%	11/01/32	1		757
5.500%	12/01/32	3		2,853
5.500%	01/01/33	28		30,842
5.500%	01/01/33	39		43,596
5.500%	04/01/33	—	(r)	311
5.500%	04/01/33	20		23,851
5.500%	06/01/33	1		1,088
5.500%	07/01/33	12		14,005
5.500%	09/01/33	3		3,268
5.500%	09/01/33	9		10,877
5.500%	10/01/33	19		22,377
5.500%	11/01/33	2		1,968
5.500%	11/01/33	2		2,473
5.500%	11/01/33	4		4,038
5.500%	11/01/33	6		7,104
5.500%	11/01/33	11		12,875
5.500%	11/01/33	11		13,260
5.500%	12/01/33	2		2,026
5.500%	12/01/33	10		10,669
5.500%	01/01/34	1		945
5.500%	01/01/34	6		6,870
5.500%	02/01/34	1		752
5.500%	02/01/34	3		3,352
5.500%	02/01/34	15		17,837
5.500%	03/01/34	2		2,841
5.500%	03/01/34	16		19,080
5.500%	04/01/34	2		2,262
5.500%	07/01/34	—	(r)	505

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	07/01/34	11		$12,716
5.500%	09/01/34	10		11,187
5.500%	11/01/34	3		3,025
5.500%	12/01/34	1		1,144
5.500%	12/01/34	2		2,323
5.500%	12/01/34	3		3,686
5.500%	12/01/34	9		10,334
5.500%	02/01/35	1		967
5.500%	02/01/35	6		7,477
5.500%	02/01/35	19		22,025
5.500%	03/01/35	9		9,585
5.500%	03/01/35	16		17,637
5.500%	03/01/35	18		20,994
5.500%	03/01/35	24		27,865
5.500%	04/01/35	1		1,207
5.500%	04/01/35	16		18,715
5.500%	05/01/35	2		2,450
5.500%	05/01/35	7		8,399
5.500%	06/01/35	2		1,781
5.500%	07/01/35	3		3,738
5.500%	09/01/35	5		5,082
5.500%	09/01/35	18		21,332
5.500%	10/01/35	3		3,207
5.500%	10/01/35	4		4,332
5.500%	10/01/35	6		6,731
5.500%	10/01/35	11		12,578
5.500%	10/01/35	14		16,825
5.500%	10/01/35	19		21,888
5.500%	11/01/35	—	(r)	388
5.500%	11/01/35	1		721
5.500%	11/01/35	16		18,586
5.500%	12/01/35	1		586
5.500%	12/01/35	1		721
5.500%	12/01/35	1		1,192
5.500%	12/01/35	2		1,972
5.500%	12/01/35	2		2,482
5.500%	12/01/35	7		8,265
5.500%	12/01/35	13		14,856
5.500%	12/01/35	34		39,398
5.500%	01/01/36	3		3,946
5.500%	02/01/36	1		1,255
5.500%	03/01/36	2		2,310
5.500%	03/01/36	6		6,973
5.500%	03/01/36	20		23,481
5.500%	05/01/36	—	(r)	273
5.500%	07/01/36	1		1,013
5.500%	07/01/36	3		3,662
5.500%	08/01/36	3		3,405
5.500%	11/01/36	4		5,071
5.500%	01/01/37	21		24,307
5.500%	02/01/37	16		18,436
5.500%	04/01/37	13		14,631
5.500%	06/01/37	5		5,711
5.500%	06/01/37	6		6,711
5.500%	08/01/37	1		1,343
5.500%	08/01/37	2		2,113
5.500%	08/01/37	9		10,144
5.500%	08/01/37	15		17,678

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/38	20		$23,753
5.500%	12/01/38	7		7,834
5.500%	01/01/39	72		84,451
5.500%	09/01/39	9		10,949
5.500%	12/01/39	102		117,980
5.500%	06/01/40	20		22,068
5.500%	09/01/49	2,003		2,235,141
6.000%	09/01/21	2		2,026
6.000%	11/01/28	1		1,062
6.000%	02/01/29	1		848
6.000%	03/01/32	1		981
6.000%	05/01/33	—	(r)	424
6.000%	01/01/34	18		21,847
6.000%	11/01/35	5		5,274
6.000%	12/01/35	2		2,873
6.000%	03/01/36	—	(r)	492
6.000%	04/01/36	6		7,154
6.000%	06/01/36	—	(r)	150
6.000%	06/01/36	—	(r)	245
6.000%	07/01/36	—	(r)	313
6.000%	07/01/36	3		3,264
6.000%	08/01/36	—	(r)	189
6.000%	08/01/36	2		1,938
6.000%	08/01/36	6		6,792
6.000%	08/01/36	17		20,209
6.000%	09/01/36	—	(r)	344
6.000%	09/01/36	—	(r)	391
6.000%	09/01/36	—	(r)	488
6.000%	09/01/36	2		1,904
6.000%	09/01/36	2		1,982
6.000%	09/01/36	3		3,875
6.000%	09/01/36	21		24,189
6.000%	10/01/36	1		1,716
6.000%	10/01/36	10		11,646
6.000%	10/01/36	11		12,837
6.000%	11/01/36	—	(r)	483
6.000%	11/01/36	1		1,099
6.000%	11/01/36	2		1,879
6.000%	11/01/36	2		2,840
6.000%	11/01/36	6		6,549
6.000%	11/01/36	14		16,137
6.000%	11/01/36	14		16,367
6.000%	12/01/36	—	(r)	276
6.000%	12/01/36	—	(r)	308
6.000%	12/01/36	1		934
6.000%	12/01/36	4		4,779
6.000%	12/01/36	5		6,057
6.000%	12/01/36	10		12,256
6.000%	12/01/36	11		11,810
6.000%	01/01/37	1		737
6.000%	01/01/37	1		971
6.000%	01/01/37	7		8,171
6.000%	01/01/37	17		19,822
6.000%	01/01/37	18		20,966
6.000%	01/01/37	1,892		2,252,161
6.000%	02/01/37	14		16,426
6.000%	02/01/37	293		349,926
6.000%	03/01/37	15		17,870

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/37		20		$24,128
6.000%	03/01/37		79		88,431
6.000%	05/01/37		2		2,684
6.000%	05/01/37		12		14,641
6.000%	05/01/37		15		17,448
6.000%	05/01/37		31		35,267
6.000%	06/01/37		5		5,385
6.000%	07/01/37		—	(r)	372
6.000%	08/01/37		1		1,380
6.000%	08/01/37		8		8,968
6.000%	08/01/37		11		12,869
6.000%	08/01/37		18		21,450
6.000%	10/01/37		—	(r)	376
6.000%	10/01/38		1		1,048
6.500%	10/01/36		823		991,045
Government National Mortgage Assoc.
2.000%	TBA		2,528		2,643,238
2.000%	TBA		4,679		4,884,431
2.500%	TBA		26,377		27,917,389
2.500%	11/20/49		190		197,990
2.500%	12/20/49		305		317,151
2.500%	12/20/49		383		398,392
3.000%	12/20/44		44		47,220
3.000%	02/15/45		473		496,050
3.000%	03/20/45		1,275		1,356,926
3.000%	04/20/45		5,317		5,671,312
3.000%	06/20/45		2,449		2,622,336
3.000%	08/20/45		49		51,894
3.000%	10/20/45		336		357,477
3.000%	05/20/46		40		42,424
3.000%	06/20/46		903		962,617
3.000%	07/20/46		1,845		1,965,419
3.000%	09/20/46		3,548		3,780,478
3.000%	10/20/46		117		124,290
3.000%	11/20/46		94		100,329
3.000%	12/20/46		310		330,583
3.000%	11/20/47		561		594,706
3.000%	07/20/50	(h)	24,389		25,590,255
3.000%	08/20/50		1,942		2,041,690
3.000%	09/20/50		1,332		1,402,056
3.500%	TBA		14,660		15,536,397
3.500%	01/15/42		185		197,394
3.500%	04/15/43		316		334,649
3.500%	04/20/43		548		596,812
3.500%	05/20/43		330		360,908
3.500%	02/20/44		2,092		2,278,579
3.500%	03/20/45		64		68,748
3.500%	04/20/45		98		105,111
3.500%	05/20/45		220		237,565
3.500%	07/20/45		73		78,630
3.500%	08/20/45		96		102,944
3.500%	10/20/45		185		201,539
3.500%	11/20/45		67		71,624
3.500%	12/20/45		1,009		1,086,581
3.500%	01/20/46		206		222,096
3.500%	05/20/46		440		476,809
3.500%	07/20/46		937		1,011,950
3.500%	09/20/46		182		196,013

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/20/46	105	$116,608
3.500%	10/20/46	122	136,703
3.500%	10/20/46	152	170,040
3.500%	10/20/46	189	204,465
3.500%	10/20/46	268	296,400
3.500%	05/20/47	7,536	8,079,265
3.500%	11/20/47	6,728	7,205,560
3.500%	03/20/48	96	102,347
3.500%	04/20/48	38	40,187
3.811%(cc)	05/20/63	136	139,349
3.890%(cc)	04/20/62	12	12,412
3.918%(cc)	12/20/64	51	52,291
4.000%	TBA	12,239	13,048,191
4.000%	04/20/39	18	20,133
4.000%	07/20/39	291	321,964
4.000%	10/20/40	300	331,750
4.000%	12/20/40	1,809	2,000,663
4.000%	01/20/41	52	56,947
4.000%	03/15/41	215	232,211
4.000%	10/20/46	56	61,416
4.000%	05/20/47	391	420,268
4.000%	06/20/47	964	1,040,790
4.000%	11/20/47	1,148	1,239,404
4.000%	12/20/47	562	606,189
4.000%	05/20/50	155	165,669
4.390%(cc)	01/20/63	1	600
4.477%(cc)	09/20/62	42	46,664
4.490%(cc)	05/20/63	76	77,350
4.500%	TBA	3,581	3,834,305
4.500%	12/20/39	23	25,974
4.500%	01/20/40	28	31,644
4.500%	02/20/40	22	25,009
4.500%	05/20/40	191	212,892
4.500%	07/20/40	9	10,532
4.500%	09/20/40	12	12,865
4.500%	10/20/40	16	18,236
4.500%	07/20/41	107	114,636
4.500%	02/20/42	491	548,018
4.500%	03/15/47	132	148,402
4.500%	04/15/47	160	180,902
4.500%	04/15/47	226	256,289
4.500%	05/15/47	120	136,447
4.500%	09/20/48	614	669,436
4.500%	03/20/49	1,718	1,858,470
4.500%	04/20/49	37	39,472
4.500%	05/20/49	296	321,135
4.500%	05/20/50	699	750,321
4.500%	08/20/50	851	920,905
4.533%(cc)	10/20/64	404	432,633
4.558%(cc)	02/20/64	2,133	2,307,384
4.586%(cc)	12/20/64	4,323	4,723,329
4.686%(cc)	05/20/65	891	963,924
4.696%(cc)	08/20/64	2,280	2,480,797
4.700%(cc)	04/20/62	58	61,166
4.700%(cc)	06/20/62	9	9,570
5.000%	04/15/38	45	49,436
5.000%	08/15/38	115	131,255
5.000%	10/15/38	8	9,732

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	10/15/38		441	$507,893
5.000%	12/15/38		176	201,972
5.000%	01/15/39		37	42,106
5.000%	02/15/39		81	91,622
5.000%	02/15/39		104	119,708
5.000%	02/15/39		136	156,691
5.000%	02/15/39		421	477,984
5.000%	03/15/39		573	657,026
5.000%	04/15/39		154	177,179
5.000%	04/15/39		157	180,547
5.000%	05/15/39		120	136,636
5.000%	05/15/39		467	531,678
5.000%	11/15/39		244	276,932
5.000%	09/15/40		544	624,682
6.000%	05/15/37		4	3,954
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.712% (Cap 15.348%, Floor 0.712%)
0.832%(c)	05/20/66		529	531,616
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65	(a)	7,765	11,532,171
4.625%	09/15/60		1,540	2,383,907
4.875%	01/15/48		1,315	1,985,249
5.250%	09/15/39		970	1,457,445

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,022,429,949)				1,041,221,803

U.S. TREASURY OBLIGATIONS — 12.2%
U.S. Treasury Bonds
1.125%	05/15/40		1,131	1,073,036
1.125%	08/15/40		1,131	1,070,209
1.375%	11/15/40		1,131	1,117,746
1.375%	08/15/50	(a)	22,280	20,838,763
1.625%	11/15/50		3,630	3,611,283
2.250%	08/15/49		6,075	6,949,231
2.375%	11/15/49		184	216,056
2.500%	02/15/45		7,404	8,823,486
2.750%	11/15/47		7,404	9,288,549
2.875%	05/15/43		1,251	1,580,169
2.875%	11/15/46		1,201	1,533,715
3.000%	11/15/45		2,000	2,600,938
3.000%	02/15/48	(h)	8,605	11,288,684
3.125%	02/15/43		1,251	1,639,396
3.625%	08/15/43		1,251	1,765,474
3.750%	11/15/43		1,251	1,799,290
3.875%	08/15/40		1,456	2,084,355
4.250%	05/15/39		327	484,726
4.250%	11/15/40		1,456	2,184,910
4.375%	11/15/39		327	493,923
4.500%	02/15/36		3,300	4,838,625
4.500%	08/15/39		327	499,646
4.625%	02/15/40		1,456	2,266,583
U.S. Treasury Inflation Indexed Bonds, TIPS
0.250%	02/15/50	(h)	15,158	18,049,324
0.750%	02/15/42		10,383	13,204,261
0.875%	02/15/47		3,743	5,027,605
1.000%	02/15/46		6,577	8,964,911
U.S. Treasury Notes
0.250%	04/15/23		11,436	11,464,590

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.375%	04/30/25		18,350	$18,414,512
0.375%	12/31/25		20,240	20,252,650
0.375%	09/30/27		23,250	22,883,086
0.500%	03/15/23	(a)	77,411	78,033,917
0.500%	05/31/27		6,798	6,770,914
0.625%	03/31/27		6,450	6,486,281
0.625%	12/31/27		10,065	10,049,274
0.875%	11/15/30	(a)	33,330	33,199,805
1.125%	07/31/21		5,428	5,459,805
1.500%	01/31/22		4,822	4,893,577
1.500%	10/31/24		18,350	19,231,660
1.500%	08/15/26		3,496	3,700,298
1.500%	02/15/30		12,610	13,335,075
1.625%	11/30/26		2,182	2,326,898
1.625%	08/15/29		2,481	2,653,119
1.750%	07/31/21		2,927	2,954,441
1.750%	04/30/22		4,579	4,678,092
1.750%	07/15/22		11,436	11,720,113
1.750%	07/31/24		4,661	4,915,898
1.750%	12/31/24		18,350	19,436,664
1.750%	11/15/29		1,758	1,899,189
2.000%	01/15/21		8,825	8,828,792
2.000%	02/15/25		3,017	3,230,311
2.125%	12/31/22		2,411	2,506,498
2.125%	07/31/24		2,411	2,575,249
2.125%	05/15/25		2,655	2,865,326
2.250%	08/15/27		9,209	10,206,162
2.375%	05/15/27		4,616	5,146,479
2.375%	05/15/29		782	883,293
2.625%	02/15/29		1,032	1,184,220
2.750%	05/31/23		2,411	2,561,688
2.875%	08/15/28		723	839,584
3.125%	11/15/28		723	855,625

TOTAL U.S. TREASURY OBLIGATIONS (cost $471,435,711)				479,737,979

			Shares

COMMON STOCKS — 0.3%
Diversified Financial Services — 0.0%
dMY Technology Group, Inc. II (Class A Stock)*(a)			5,819	102,356
Dragoneer Growth Opportunities Corp., UTS*			30,956	433,075

				535,431

Entertainment — 0.0%
Cinemark Holdings, Inc.(a)			11,986	208,676

Equity Real Estate Investment Trusts (REITs) — 0.1%
DiamondRock Hospitality Co.			64,502	532,141
Park Hotels & Resorts, Inc.			30,419	521,686
Service Properties Trust			65,303	750,331
Sunstone Hotel Investors, Inc.			44,423	503,313
Xenia Hotels & Resorts, Inc.			35,558	540,482

				2,847,953

Health Care Providers & Services — 0.0%
HCA Healthcare, Inc.			3,401	559,328

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment, Inc.*	11,920	$885,298
Target Hospitality Corp.*	449	710

		886,008

Household Durables — 0.1%
Beazer Homes USA, Inc.*	7,094	107,474
Century Communities, Inc.*	9,340	408,905
Taylor Morrison Home Corp.*	36,607	938,970

		1,455,349

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Corp.	14,161	278,405

Media — 0.0%
Altice USA, Inc. (Class A Stock)*	8,902	337,119

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.*	51,722	1,220,122
California Resources Corp.*^	25,065	572,324
Concho Resources, Inc.	4,685	273,370
Pioneer Energy Services Corp.*^	1,376	53,434

		2,119,250

Real Estate Management & Development — 0.0%
Forestar Group, Inc.*	16,551	333,999
KE Holdings, Inc. (China), ADR*	1,155	71,079

		405,078

Software — 0.0%
Chesapeake Energy Corp. Backstop Commitment*^(nn)	1,017,480	540,587

TOTAL COMMON STOCKS (cost $7,427,883)		10,173,184

	Units

WARRANTS* — 0.0%
Diversified Financial Services — 0.0%
Decarbonization Plus Acquisition Corp., expiring 10/02/25	10,249	18,755
dMY Technology Group, Inc. II, expiring 07/29/27	22,675	96,369

		115,124

Hotels, Restaurants & Leisure — 0.0%
Target Hospitality Corp., expiring 03/15/24	1,429	104

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., expiring 10/27/24	471	1,884
SM Energy Co., expiring 06/30/23	6,205	37,913

		39,797

TOTAL WARRANTS (cost $86,096)		155,025

TOTAL LONG-TERM INVESTMENTS (cost $3,716,938,976)		3,848,706,855

			Shares	Value

SHORT-TERM INVESTMENTS — 16.1%

AFFILIATED MUTUAL FUNDS — 12.7%
PGIM Core Ultra Short Bond Fund(w)			191,430,861	$191,430,861
PGIM Institutional Money Market Fund (cost $307,711,881; includes $307,655,241 of cash collateral for securities on loan)(b)(w)			307,822,623	307,668,711

TOTAL AFFILIATED MUTUAL FUNDS (cost $499,142,742)				499,099,572

			Principal Amount (000)#

BORROWED BOND AGREEMENTS — 0.0%
Barclays Capital, Inc., (0.200)%, dated 09/23/20, open, due in the amount of $62,543			63	62,543
Citigroup Global Markets, Inc., (0.500)%, dated 03/23/20, open, due in the amount of $42,419			42	42,419
Credit Suisse Securities (USA) LLC, 1.250%, dated 03/02/20, open, due in the amount of $346,500			347	346,500

TOTAL BORROWED BOND AGREEMENTS (cost $451,462)				451,462

Interest Rate	Maturity Date

FOREIGN TREASURY OBLIGATION(n) — 1.3%
Japan Treasury Bills
(0.092)%	03/15/21	JPY	5,100,000	49,402,223

(cost $49,009,760)

U.S. TREASURY OBLIGATIONS(n) — 2.0%
U.S. Cash Management Bills
0.095%	03/02/21		48,545	48,539,636
U.S. Treasury Bills
0.000%	01/07/21		5,805	5,804,986
0.000%	01/14/21		13,710	13,709,829
0.000%	01/19/21		4,705	4,704,899
0.086%	01/28/21		6,160	6,159,787

TOTAL U.S. TREASURY OBLIGATIONS (cost $78,916,698)				78,919,137

OPTIONS PURCHASED*~ — 0.1%
(cost $4,286,431)				4,880,876

TOTAL SHORT-TERM INVESTMENTS (cost $631,807,093)				632,753,270

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT, BORROWED BONDS, AND OPTIONS WRITTEN — 113.9% (cost $4,348,746,069)				4,481,460,125

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SECURITIES SOLD SHORT — (0.0)%

BORROWED BONDS(j) — (0.0)%
Everi Payments, Inc., 144A
7.500%	12/15/25	55	$(56,931)
Southwestern Energy Co.
7.500%	04/01/26	62	(65,083)
Southwestern Energy Co.
7.750%	10/01/27	440	(472,506)

TOTAL BORROWED BONDS (proceeds received $575,670)			(594,520)

OPTIONS WRITTEN*~ — (0.0)% (premiums received $1,114,280)			(1,118,092)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT, BORROWED BONDS, AND OPTIONS WRITTEN — 113.9% (cost $4,347,056,119)			4,479,747,513
Liabilities in excess of other assets(z) — (13.9)%			(546,565,720)

NET ASSETS — 100.0%			$3,933,181,793

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $13,102,207 and 0.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $302,427,840; cash collateral of $307,655,241 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(j)	Represents collateral for Borrowed Bond Agreements.

(n)	Rate shown reflects yield to maturity at purchased date.

(nn)

Represents an unfunded loan commitment (the “Commitment”) acquired as part of a debt restructuring of Chesapeake Energy Corporation. The Commitment represents both the portfolio’s right and commitment to purchase common stock of Chesapeake Energy Corporation, which may be subject to additional restructuring fees once the bankruptcy plan is approved.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2020:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 3 Month LIBOR + 9.000%, 11.000%, Maturity Date 12/23/25 (cost $148,919)	149	$148,360	$—	$(559)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	1.500%	TBA	01/14/21	(12,000)	$(12,122,328)
Federal National Mortgage Assoc.	1.500%	TBA	02/11/21	(3,023)	(3,050,156)
Federal National Mortgage Assoc.	2.500%	TBA	01/19/21	(2,049)	(2,137,135)
Federal National Mortgage Assoc.	2.500%	TBA	02/11/21	(5,200)	(5,471,165)
Federal National Mortgage Assoc.	2.500%	TBA	03/11/21	(142,432)	(149,642,462)
Federal National Mortgage Assoc.	3.000%	TBA	01/14/21	(79,676)	(83,466,037)
Federal National Mortgage Assoc.	3.500%	TBA	01/19/21	(4,183)	(4,435,358)
Federal National Mortgage Assoc.	4.000%	TBA	01/19/21	(3,822)	(4,055,964)
Federal National Mortgage Assoc.	5.000%	TBA	01/14/21	(5,927)	(6,559,010)
Government National Mortgage Assoc.	3.000%	TBA	01/21/21	(561)	(586,568)
Government National Mortgage Assoc.	5.000%	TBA	01/21/21	(1,241)	(1,354,730)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $270,910,725)					$(272,880,913)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund	Put	02/19/21	175.00	378	EUR	378	$120,064
Eurodollar 1-Year Mid Curve	Put	09/10/21	$99.63	3,530		8,825	220,625
Eurodollar 2-Year Mid Curve	Put	09/10/21	$99.38	3,164		7,910	494,375
Eurodollar 3-year Mid-Curve	Put	06/11/21	$99.25	2,757		6,893	568,631

Total Exchange Traded (cost $ 1,779,361)							$1,403,695

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs CHF	Call	UBS AG	01/12/21	1.10	—	EUR	14,380	$3,843
Currency Option EUR vs USD	Call	Citibank, N.A.	01/29/21	1.22	—	EUR	19,180	254,503
Currency Option EUR vs USD	Call	Citibank, N.A.	02/10/21	1.23	—	EUR	19,020	187,414
Currency Option EUR vs USD	Call	BNP Paribas S.A.	06/28/21	1.25	—	EUR	1,490	564,671
Currency Option GBP vs USD	Call	Goldman Sachs International	01/08/21	1.40	—	GBP	12,890	8,210
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	03/18/21	730.00	—		2,304	31,743
Currency Option USD vs KRW	Call	Bank of America, N.A.	01/05/21	1,110.00	—		1,834	211
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	01/11/21	1,095.00	—		2,066	8,361
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	01/11/21	1,180.00	—		2,254	16
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	02/12/21	22.35	—		1,691	3,264
Currency Option USD vs RUB	Call	Citibank, N.A.	01/26/21	78.50	—		1,144	5,483
Currency Option USD vs RUB	Call	Citibank, N.A.	02/12/21	81.00	—		725	3,372
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	01/07/21	15.30	—		1,606	1,631
Currency Option USD vs ZAR	Call	JPMorgan Chase Bank, N.A.	03/18/21	14.75	—		806	26,056

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs GBP	Put	Citibank, N.A.	01/07/21	0.90	—	EUR	28,630	$199,592
Currency Option EUR vs GBP	Put	Citibank, N.A.	02/17/21	0.87	—	EUR	28,840	89,311
Currency Option EUR vs HUF	Put	BNP Paribas S.A.	05/28/21	340.00	—	EUR	460	30,046
Currency Option EUR vs PLN	Put	BNP Paribas S.A.	05/28/21	4.25	—	EUR	430	16,883
Currency Option EUR vs RUB	Put	Bank of America, N.A.	02/05/21	89.00	—	EUR	1,892	18,605
Currency Option USD vs BRL	Put	Goldman Sachs International	01/21/21	5.10	—		2,304	27,151
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	02/05/21	4.95	—		1,718	12,066
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	02/11/21	5.25	—		5,637	188,347
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	03/02/21	5.05	—		23,758	424,456
Currency Option USD vs COP	Put	Morgan Stanley & Co. International PLC	01/25/21	3,630.00	—		1,602	100,440
Currency Option USD vs COP	Put	Morgan Stanley & Co. International PLC	02/12/21	3,760.00	—		3,382	338,229
Currency Option USD vs IDR	Put	BNP Paribas S.A.	02/08/21	14,100.00	—		2,290	43,950
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	02/09/21	14,000.00	—		2,294	33,737
Currency Option USD vs KRW	Put	JPMorgan Chase Bank, N.A.	01/11/21	1,140.00	—		2,254	100,622
Currency Option USD vs KRW	Put	Bank of America, N.A.	02/04/21	1,071.00	—		138	27,941
Currency Option USD vs MXN	Put	Deutsche Bank AG	01/15/21	20.00	—		450	6,590
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	01/15/21	20.00	—		910	7,586
Currency Option USD vs MXN	Put	Goldman Sachs International	02/12/21	20.60	—		5,637	231,849
Currency Option USD vs MXN	Put	Citibank, N.A.	02/22/21	20.00	—		3,424	76,564
Currency Option USD vs NOK	Put	Bank of America, N.A.	02/12/21	8.65	—		921	20,031
Currency Option USD vs RUB	Put	Citibank, N.A.	01/26/21	72.00	—		1,144	4,646
Currency Option USD vs RUB	Put	UBS AG	01/26/21	72.00	—		1,144	4,574
Currency Option USD vs RUB	Put	Deutsche Bank AG	01/26/21	75.50	—		2,288	56,784
Currency Option USD vs RUB	Put	Deutsche Bank AG	02/12/21	75.50	—		3,396	95,682
Currency Option USD vs RUB	Put	Citibank, N.A.	02/19/21	76.00	—		2,282	76,505
Currency Option USD vs TRY	Put	Citibank, N.A.	01/15/21	7.60	—		793	21,346
Currency Option USD vs TRY	Put	Deutsche Bank AG	02/08/21	7.85	—		916	49,881
Currency Option USD vs TRY	Put	Citibank, N.A.	04/22/21	7.75	—		342	13,091

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Put	Citibank, N.A.	04/23/21	7.35	—		228	$61,898

Total OTC Traded (cost $2,507,070)								$3,477,181

Total Options Purchased (cost $4,286,431)								$4,880,876

Options Written:

OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs CHF	Call	UBS AG	01/12/21	1.14	—	EUR	14,380	$(104)
Currency Option EUR vs RUB	Call	Bank of America, N.A.	02/05/21	92.00	—	EUR	1,324	(25,770)
Currency Option EUR vs USD	Call	HSBC Bank USA, N.A.	01/29/21	1.22	—	EUR	19,180	(254,503)
Currency Option USD vs BRL	Call	Goldman Sachs International	01/21/21	5.25	—		1,152	(18,995)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	03/18/21	780.00	—		2,304	(8,666)
Currency Option USD vs COP	Call	Morgan Stanley & Co. International PLC	01/25/21	3,800.00	—		1,602	(735)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	01/11/21	1,160.00	—		2,254	(53)
Currency Option USD vs MXN	Call	Goldman Sachs International	02/12/21	22.35	—		1,691	(3,249)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/22/21	21.00	—		2,282	(19,977)
Currency Option USD vs NOK	Call	Bank of America, N.A.	02/12/21	9.00	—		921	(4,102)
Currency Option USD vs RUB	Call	Deutsche Bank AG	01/26/21	78.50	—		2,288	(11,052)
Currency Option USD vs RUB	Call	Deutsche Bank AG	02/12/21	81.00	—		725	(3,391)
Currency Option USD vs RUB	Call	Citibank, N.A.	02/19/21	80.00	—		1,598	(10,702)
Currency Option USD vs TRY	Call	Bank of America, N.A.	01/22/21	7.75	—		346	(2,808)
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	01/07/21	15.80	—		2,294	(435)
Currency Option USD vs ZAR	Call	JPMorgan Chase Bank, N.A.	03/18/21	15.50	—		806	(12,310)
Currency Option USD vs BRL	Put	Goldman Sachs International	01/21/21	4.90	—		3,456	(8,549)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	02/11/21	4.95	—		7,328	(61,182)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	03/02/21	4.90	—		23,758	(207,842)
Currency Option USD vs CLP	Put	Morgan Stanley & Co. International PLC	03/18/21	700.00	—		2,304	(36,982)
Currency Option USD vs COP	Put	Morgan Stanley & Co. International PLC	02/12/21	3,600.00	—		4,397	(248,580)
Currency Option USD vs MXN	Put	Deutsche Bank AG	01/15/21	19.50	—		455	(1,724)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Put	Goldman Sachs International	02/12/21	19.50	—	7,328	$(67,462)
Currency Option USD vs RUB	Put	Deutsche Bank AG	01/26/21	72.00	—	2,288	(9,148)
Currency Option USD vs RUB	Put	Deutsche Bank AG	02/12/21	72.50	—	4,415	(37,386)
Currency Option USD vs RUB	Put	Citibank, N.A.	02/19/21	72.00	—	2,853	(21,122)
Currency Option USD vs TRY	Put	Citibank, N.A.	01/15/21	7.30	—	907	(5,583)
Currency Option USD vs TRY	Put	Deutsche Bank AG	02/08/21	7.55	—	1,145	(29,516)
Currency Option USD vs ZAR	Put	JPMorgan Chase Bank, N.A.	03/18/21	14.00	—	806	(6,164)

Total Options Written (premiums received $1,114,280)							$(1,118,092)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
771	2 Year U.S. Treasury Notes	Mar. 2021	$170,372,929	$146,925
1,606	5 Year U.S. Treasury Notes	Mar. 2021	202,619,480	522,927
243	20 Year U.S. Treasury Bonds	Mar. 2021	42,084,563	(40,569)
586	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	125,147,625	(635,502)

				(6,219)

Short Positions:
351	10 Year Euro-Bund	Mar. 2021	76,171,881	7,387
195	10 Year U.S. Treasury Notes	Mar. 2021	26,925,235	(40,919)
127	10 Year U.S. Ultra Treasury Notes	Mar. 2021	19,857,641	43,751
64	30 Year Euro Buxl	Mar. 2021	17,610,525	(166,606)

				(156,387)

				$(162,606)

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/13/21	Barclays Bank PLC	AUD	1,294	$951,479	$997,775	$46,296	$—
Expiring 01/13/21	Barclays Bank PLC	AUD	1,294	951,479	997,775	46,296	—
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	AUD	1,280	942,578	986,979	44,401	—
Brazilian Real,
Expiring 01/05/21	BNP Paribas S.A.	BRL	2,890	575,000	556,504	—	(18,496)
Expiring 01/05/21	BNP Paribas S.A.	BRL	2,413	458,000	464,697	6,697	—
Expiring 01/05/21	Citibank, N.A.	BRL	11,618	2,297,000	2,237,046	—	(59,954)
Expiring 02/02/21	BNP Paribas S.A.	BRL	9,971	1,956,000	1,918,686	—	(37,314)
Expiring 02/02/21	BNP Paribas S.A.	BRL	2,931	575,000	564,031	—	(10,969)
British Pound,
Expiring 01/05/21	Bank of America, N.A.	GBP	4,989	6,820,000	6,823,136	3,136	—

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 03/17/21	Barclays Bank PLC	GBP	3,100	$4,111,887	$4,241,287	$129,400	$—
Expiring 03/17/21	Barclays Bank PLC	GBP	1,910	2,589,081	2,613,180	24,099	—
Expiring 03/17/21	Deutsche Bank AG	GBP	1,950	2,609,480	2,667,906	58,426	—
Expiring 03/17/21	Deutsche Bank AG	GBP	1,900	2,568,059	2,599,498	31,439	—
Expiring 03/17/21	Deutsche Bank AG	GBP	1,215	1,607,937	1,662,311	54,374	—
Expiring 03/17/21	Goldman Sachs International	GBP	1,910	2,578,309	2,613,180	34,871	—
Expiring 03/17/21	HSBC Bank USA, N.A.	GBP	3,385	4,497,734	4,631,212	133,478	—
Expiring 03/17/21	UBS AG	GBP	1,960	2,606,400	2,681,588	75,188	—
Chilean Peso,
Expiring 01/13/21	Citibank, N.A.	CLP	415,240	560,000	584,351	24,351	—
Chinese Renminbi,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CNH	7,530	1,151,000	1,156,577	5,577	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CNH	7,530	1,151,000	1,156,577	5,577	—
Colombian Peso,
Expiring 01/13/21	Citibank, N.A.	COP	2,854,103	785,000	835,648	50,648	—
Expiring 02/17/21	Citibank, N.A.	COP	3,694,080	960,000	1,080,821	120,821	—
Expiring 02/24/21	Citibank, N.A.	COP	2,932,931	838,939	857,854	18,915	—
Euro,
Expiring 01/05/21	Bank of America, N.A.	EUR	5,574	6,820,000	6,810,405	—	(9,595)
Expiring 02/24/21	Citibank, N.A.	EUR	429	526,784	524,754	—	(2,030)
Expiring 03/17/21	Barclays Bank PLC	EUR	4,730	5,767,771	5,788,512	20,741	—
Expiring 03/17/21	BNP Paribas S.A.	EUR	6,160	7,474,359	7,538,528	64,169	—
Expiring 03/17/21	BNP Paribas S.A.	EUR	4,720	5,773,485	5,776,274	2,789	—
Expiring 03/17/21	BNP Paribas S.A.	EUR	4,250	5,164,269	5,201,095	36,826	—
Expiring 03/17/21	BNP Paribas S.A.	EUR	1,420	1,723,951	1,737,777	13,826	—
Expiring 03/17/21	Goldman Sachs International	EUR	2,840	3,471,358	3,475,555	4,197	—
Expiring 03/17/21	HSBC Bank USA, N.A.	EUR	5,670	6,900,305	6,938,872	38,567	—
Expiring 03/17/21	HSBC Bank USA, N.A.	EUR	1,420	1,726,933	1,737,777	10,844	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	1,228	1,491,000	1,503,008	12,008	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	2,130	2,578,845	2,606,667	27,822	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	192	232,854	234,770	1,916	—
Indian Rupee,
Expiring 01/06/21	Bank of America, N.A.	INR	335,610	4,520,000	4,592,046	72,046	—
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	INR	169,522	2,300,000	2,319,509	19,509	—
Expiring 01/13/21	Deutsche Bank AG	INR	50,417	678,000	689,411	11,411	—
Expiring 01/13/21	Deutsche Bank AG	INR	33,611	452,000	459,607	7,607	—
Expiring 02/03/21	Citibank, N.A.	INR	499,476	6,820,000	6,815,802	—	(4,198)
Indonesian Rupiah,
Expiring 01/06/21	Bank of America, N.A.	IDR	64,220,160	4,520,000	4,607,229	87,229	—
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	IDR	32,632,400	2,300,000	2,341,086	41,086	—
Expiring 02/24/21	Citibank, N.A.	IDR	800,641	56,271	57,319	1,048	—
Expiring 02/24/21	Deutsche Bank AG	IDR	806,829	56,315	57,761	1,446	—
Expiring 02/24/21	Goldman Sachs International	IDR	2,684,600	188,539	192,192	3,653	—
Expiring 02/24/21	Goldman Sachs International	IDR	1,279,723	90,058	91,616	1,558	—
Expiring 02/24/21	Goldman Sachs International	IDR	724,771	51,004	51,887	883	—
Expiring 02/24/21	HSBC Bank USA, N.A.	IDR	1,673,111	117,800	119,779	1,979	—
Japanese Yen,
Expiring 01/05/21	Bank of America, N.A.	JPY	704,131	6,820,000	6,819,811	—	(189)
Expiring 01/13/21	Bank of America, N.A.	JPY	23,809	229,000	230,624	1,624	—
Expiring 01/13/21	Bank of America, N.A.	JPY	17,779	171,000	172,213	1,213	—
Expiring 01/13/21	Morgan Stanley & Co. International PLC	JPY	93,847	904,000	909,042	5,042	—
Expiring 01/13/21	Morgan Stanley & Co. International PLC	JPY	93,847	904,000	909,042	5,042	—
Kazakhstani Tenge,
Expiring 01/20/21	Citibank, N.A.	KZT	76,268	173,770	180,668	6,898	—

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso,
Expiring 01/05/21	Citibank, N.A.	MXN	46,483	$2,300,000	$2,334,447	$34,447	$—
Expiring 01/05/21	HSBC Bank USA, N.A.	MXN	91,418	4,520,000	4,591,145	71,145	—
Expiring 01/13/21	Bank of America, N.A.	MXN	22,870	1,140,000	1,147,522	7,522	—
Expiring 01/13/21	Bank of America, N.A.	MXN	8,787	438,000	440,890	2,890	—
Expiring 01/13/21	Citibank, N.A.	MXN	13,852	691,000	695,022	4,022	—
Expiring 01/13/21	Citibank, N.A.	MXN	9,720	486,679	487,688	1,009	—
Expiring 01/13/21	Citibank, N.A.	MXN	9,126	461,000	457,905	—	(3,095)
Expiring 01/13/21	Citibank, N.A.	MXN	9,126	461,000	457,905	—	(3,095)
Expiring 01/13/21	Citibank, N.A.	MXN	8,772	439,321	440,156	835	—
Expiring 01/13/21	Morgan Stanley & Co. International PLC	MXN	9,396	461,000	471,478	10,478	—
Expiring 02/02/21	Citibank, N.A.	MXN	136,328	6,820,000	6,825,368	5,368	—
Expiring 02/26/21	Citibank, N.A.	MXN	81,422	4,034,027	4,065,018	30,991	—
Norwegian Krone,
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	NOK	4,920	557,000	573,847	16,847	—
Expiring 01/13/21	UBS AG	NOK	4,034	459,000	470,474	11,474	—
Peruvian Nuevo Sol,
Expiring 03/09/21	Citibank, N.A.	PEN	1,234	344,000	340,927	—	(3,073)
Expiring 03/09/21	Citibank, N.A.	PEN	1,234	344,000	340,927	—	(3,073)
Polish Zloty,
Expiring 01/13/21	Bank of America, N.A.	PLN	1,674	459,000	448,249	—	(10,751)
Expiring 01/13/21	Bank of America, N.A.	PLN	1,674	459,000	448,249	—	(10,751)
Expiring 01/13/21	Citibank, N.A.	PLN	1,284	344,000	343,735	—	(265)
Expiring 01/13/21	Citibank, N.A.	PLN	1,284	344,000	343,735	—	(265)
Expiring 01/13/21	Goldman Sachs International	PLN	26	7,000	6,945	—	(55)
Expiring 01/13/21	Goldman Sachs International	PLN	26	7,000	6,945	—	(55)
Russian Ruble,
Expiring 01/12/21	Bank of America, N.A.	RUB	169,947	2,300,000	2,294,654	—	(5,346)
Expiring 01/12/21	Citibank, N.A.	RUB	347,145	4,520,000	4,687,207	167,207	—
Expiring 01/13/21	BNP Paribas S.A.	RUB	85,547	1,146,000	1,154,899	8,899	—
Expiring 01/13/21	Citibank, N.A.	RUB	16,718	220,000	225,692	5,692	—
Expiring 02/02/21	JPMorgan Chase Bank, N.A.	RUB	506,180	6,820,000	6,814,229	—	(5,771)
Expiring 02/24/21	BNP Paribas S.A.	RUB	78,889	1,028,000	1,059,204	31,204	—
South African Rand,
Expiring 01/05/21	BNP Paribas S.A.	ZAR	34,449	2,300,000	2,342,182	42,182	—
Expiring 01/05/21	Deutsche Bank AG	ZAR	70,266	4,520,000	4,777,311	257,311	—
Expiring 01/13/21	HSBC Bank USA, N.A.	ZAR	8,623	575,000	585,611	10,611	—
Expiring 02/02/21	BNP Paribas S.A.	ZAR	100,569	6,820,000	6,812,747	—	(7,253)
South Korean Won,
Expiring 01/07/21	Bank of America, N.A.	KRW	186,137	170,424	171,093	669	—
Expiring 01/07/21	Bank of America, N.A.	KRW	186,137	170,424	171,093	669	—
Expiring 01/07/21	Citibank, N.A.	KRW	465,172	426,060	427,576	1,516	—
Expiring 01/07/21	Citibank, N.A.	KRW	465,172	426,060	427,576	1,516	—
Expiring 01/07/21	Citibank, N.A.	KRW	349,843	320,516	321,568	1,052	—
Expiring 01/07/21	Citibank, N.A.	KRW	349,843	320,516	321,568	1,052	—
Expiring 01/13/21	Barclays Bank PLC	KRW	380,147	341,000	349,424	8,424	—
Expiring 01/13/21	Barclays Bank PLC	KRW	380,147	341,000	349,424	8,424	—
Expiring 02/17/21	Barclays Bank PLC	KRW	998,696	917,000	917,918	918	—
Expiring 02/17/21	Barclays Bank PLC	KRW	998,696	917,000	917,918	918	—
Swedish Krona,
Expiring 01/05/21	Bank of America, N.A.	SEK	56,010	6,820,000	6,808,116	—	(11,884)

				$192,140,060	$194,094,844	2,162,261	(207,477)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/06/21	Standard Chartered Bank	AUD	1,069	$788,031	$824,219	$—	$(36,188)
Expiring 01/13/21	Bank of America, N.A.	AUD	778	572,408	599,898	—	(27,490)
Expiring 01/13/21	BNP Paribas S.A.	AUD	935	691,344	720,958	—	(29,614)
Expiring 01/13/21	BNP Paribas S.A.	AUD	315	232,913	242,890	—	(9,977)
Expiring 01/13/21	Morgan Stanley & Co. International PLC	AUD	959	727,187	739,464	—	(12,277)
Brazilian Real,
Expiring 01/05/21	BNP Paribas S.A.	BRL	9,965	1,956,000	1,918,693	37,307	—
Expiring 01/05/21	BNP Paribas S.A.	BRL	2,929	575,000	564,033	10,967	—
Expiring 01/05/21	Citibank, N.A.	BRL	2,356	458,000	453,630	4,370	—
Expiring 01/05/21	Deutsche Bank AG	BRL	1,811	341,000	348,744	—	(7,744)
Expiring 02/02/21	Citibank, N.A.	BRL	2,974	576,000	572,394	3,606	—
Expiring 02/02/21	Citibank, N.A.	BRL	2,969	575,000	571,400	3,600	—
British Pound,
Expiring 01/05/21	Deutsche Bank AG	GBP	3,384	4,520,000	4,627,312	—	(107,312)
Expiring 01/05/21	Deutsche Bank AG	GBP	1,720	2,300,000	2,351,747	—	(51,747)
Expiring 01/06/21	BNP Paribas S.A.	GBP	2,397	3,203,087	3,278,123	—	(75,036)
Expiring 02/02/21	Bank of America, N.A.	GBP	4,988	6,820,000	6,822,936	—	(2,936)
Expiring 03/17/21	Barclays Bank PLC	GBP	2,600	3,523,039	3,557,208	—	(34,169)
Expiring 03/17/21	Barclays Bank PLC	GBP	2,580	3,472,386	3,529,845	—	(57,459)
Expiring 03/17/21	Barclays Bank PLC	GBP	1,850	2,489,184	2,531,090	—	(41,906)
Expiring 03/17/21	HSBC Bank USA, N.A.	GBP	3,200	4,259,504	4,378,103	—	(118,599)
Expiring 03/17/21	HSBC Bank USA, N.A.	GBP	2,600	3,536,169	3,557,208	—	(21,039)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	4,500	5,996,610	6,156,707	—	(160,097)
Canadian Dollar,
Expiring 01/13/21	Morgan Stanley & Co. International PLC	CAD	739	569,000	580,822	—	(11,822)
Expiring 01/13/21	Morgan Stanley & Co. International PLC	CAD	739	569,000	580,822	—	(11,822)
Chilean Peso,
Expiring 01/06/21	Citibank, N.A.	CLP	1,732,968	2,260,000	2,438,788	—	(178,788)
Expiring 01/06/21	Citibank, N.A.	CLP	1,686,820	2,300,000	2,373,845	—	(73,845)
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	CLP	1,733,601	2,260,000	2,439,679	—	(179,679)
Expiring 01/13/21	Deutsche Bank AG	CLP	429,643	560,000	604,620	—	(44,620)
Colombian Peso,
Expiring 01/13/21	Citibank, N.A.	COP	1,982,007	573,000	580,308	—	(7,308)
Expiring 01/13/21	Citibank, N.A.	COP	1,580,796	459,000	462,839	—	(3,839)
Expiring 01/13/21	Deutsche Bank AG	COP	1,600,710	458,000	468,669	—	(10,669)
Expiring 01/13/21	Deutsche Bank AG	COP	1,600,710	458,000	468,669	—	(10,669)
Expiring 01/13/21	HSBC Bank USA, N.A.	COP	1,988,910	574,000	582,329	—	(8,329)
Expiring 02/17/21	Morgan Stanley & Co. International PLC	COP	3,694,080	960,000	1,080,821	—	(120,821)
Expiring 02/24/21	Deutsche Bank AG	COP	6,074,632	1,668,672	1,776,773	—	(108,101)
Euro,
Expiring 01/05/21	Bank of America, N.A.	EUR	3,774	4,519,999	4,611,450	—	(91,451)
Expiring 01/05/21	JPMorgan Chase Bank, N.A.	EUR	1,894	2,300,000	2,314,575	—	(14,575)
Expiring 01/06/21	Goldman Sachs International	EUR	11,280	13,448,300	13,782,018	—	(333,718)
Expiring 01/06/21	HSBC Bank USA, N.A.	EUR	751	913,910	917,620	—	(3,710)
Expiring 01/06/21	UBS AG	EUR	11,280	13,508,284	13,782,018	—	(273,734)
Expiring 01/13/21	Deutsche Bank AG	EUR	280	334,162	342,178	—	(8,016)
Expiring 02/02/21	Bank of America, N.A.	EUR	5,570	6,820,000	6,810,188	9,812	—
Expiring 02/24/21	JPMorgan Chase Bank, N.A.	EUR	828	989,526	1,013,282	—	(23,756)
Expiring 02/24/21	JPMorgan Chase Bank, N.A.	EUR	429	512,451	524,754	—	(12,303)
Expiring 03/17/21	Bank of America, N.A.	EUR	202	244,035	246,610	—	(2,575)
Expiring 03/17/21	Barclays Bank PLC	EUR	4,740	5,819,725	5,800,750	18,975	—
Expiring 03/17/21	Barclays Bank PLC	EUR	3,540	4,315,048	4,332,206	—	(17,158)
Expiring 03/17/21	Barclays Bank PLC	EUR	2,731	3,323,436	3,342,162	—	(18,726)
Expiring 03/17/21	Barclays Bank PLC	EUR	109	132,654	133,393	—	(739)
Expiring 03/17/21	BNP Paribas S.A.	EUR	7,090	8,700,494	8,676,650	23,844	—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/17/21	BNP Paribas S.A.	EUR	2,840	$3,489,536	$3,475,555	$13,981	$—
Expiring 03/17/21	Deutsche Bank AG	EUR	2,370	2,909,175	2,900,375	8,800	—
Expiring 03/17/21	Goldman Sachs International	EUR	7,090	8,621,809	8,676,649	—	(54,840)
Expiring 03/17/21	Goldman Sachs International	EUR	6,160	7,484,979	7,538,528	—	(53,549)
Expiring 03/17/21	Goldman Sachs International	EUR	2,840	3,450,867	3,475,555	—	(24,688)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	4,710	5,777,250	5,764,036	13,214	—
Indonesian Rupiah,
Expiring 02/24/21	JPMorgan Chase Bank, N.A.	IDR	52,263,906	3,669,960	3,741,593	—	(71,633)
Expiring 03/31/21	JPMorgan Chase Bank, N.A.	IDR	52,263,907	3,658,913	3,730,206	—	(71,293)
Japanese Yen,
Expiring 01/05/21	Bank of America, N.A.	JPY	238,914	2,300,000	2,313,988	—	(13,988)
Expiring 01/05/21	Citibank, N.A.	JPY	470,928	4,520,000	4,561,136	—	(41,136)
Expiring 01/19/21	Barclays Bank PLC	JPY	5,101,020	49,090,752	49,413,908	—	(323,156)
Expiring 02/02/21	Bank of America, N.A.	JPY	703,894	6,820,000	6,819,763	237	—
Mexican Peso,
Expiring 01/05/21	Citibank, N.A.	MXN	135,892	6,820,000	6,824,697	—	(4,697)
Expiring 01/13/21	Bank of America, N.A.	MXN	12,298	613,000	617,045	—	(4,045)
Expiring 01/13/21	Bank of America, N.A.	MXN	9,261	461,000	464,681	—	(3,681)
Expiring 01/13/21	Bank of America, N.A.	MXN	9,226	461,000	462,930	—	(1,930)
Expiring 01/13/21	Bank of America, N.A.	MXN	2,269	114,000	113,862	138	—
Expiring 01/13/21	Bank of America, N.A.	MXN	2,269	114,000	113,862	138	—
Expiring 01/13/21	HSBC Bank USA, N.A.	MXN	11,550	572,000	579,528	—	(7,528)
Expiring 01/13/21	HSBC Bank USA, N.A.	MXN	3,962	198,015	198,783	—	(768)
Expiring 01/13/21	HSBC Bank USA, N.A.	MXN	3,962	198,015	198,783	—	(768)
Expiring 01/13/21	Morgan Stanley & Co. International PLC	MXN	11,577	579,000	580,909	—	(1,909)
Expiring 02/26/21	Barclays Bank PLC	MXN	118,259	5,832,756	5,904,123	—	(71,367)
Expiring 02/26/21	Deutsche Bank AG	MXN	38,008	1,879,073	1,897,562	—	(18,489)
New Taiwanese Dollar,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	32,072	1,151,000	1,144,562	6,438	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	32,072	1,151,000	1,144,562	6,438	—
Norwegian Krone,
Expiring 01/13/21	Bank of America, N.A.	NOK	4,016	460,000	468,342	—	(8,342)
Polish Zloty,
Expiring 01/13/21	BNP Paribas S.A.	PLN	2,521	673,000	674,884	—	(1,884)
Expiring 01/13/21	BNP Paribas S.A.	PLN	2,521	673,000	674,884	—	(1,884)
Russian Ruble,
Expiring 01/13/21	Bank of America, N.A.	RUB	51,412	694,000	694,067	—	(67)
Expiring 01/13/21	Bank of America, N.A.	RUB	42,231	575,000	570,127	4,873	—
Expiring 01/13/21	Bank of America, N.A.	RUB	42,231	575,000	570,127	4,873	—
Expiring 01/13/21	Bank of America, N.A.	RUB	34,653	461,000	467,828	—	(6,828)
Expiring 01/13/21	Bank of America, N.A.	RUB	34,653	461,000	467,828	—	(6,828)
Expiring 01/13/21	Bank of America, N.A.	RUB	16,298	220,000	220,021	—	(21)
Expiring 01/13/21	BNP Paribas S.A.	RUB	34,323	452,000	463,368	—	(11,368)
Expiring 01/13/21	Citibank, N.A.	RUB	86,746	1,152,000	1,171,086	—	(19,086)
Expiring 02/24/21	Citibank, N.A.	RUB	578,375	7,572,531	7,765,579	—	(193,048)
Expiring 02/24/21	Citibank, N.A.	RUB	78,889	1,028,000	1,059,203	—	(31,203)
South African Rand,
Expiring 01/05/21	BNP Paribas S.A.	ZAR	100,177	6,820,000	6,810,958	9,042	—
Expiring 01/13/21	Bank of America, N.A.	ZAR	16,548	1,084,526	1,123,837	—	(39,311)
Expiring 01/13/21	Bank of America, N.A.	ZAR	10,437	684,000	708,793	—	(24,793)
Expiring 01/13/21	Bank of America, N.A.	ZAR	8,754	573,000	594,478	—	(21,478)
Expiring 01/13/21	Bank of America, N.A.	ZAR	8,754	573,000	594,478	—	(21,478)
South Korean Won,
Expiring 01/07/21	Barclays Bank PLC	KRW	998,650	917,000	917,936	—	(936)
Expiring 01/07/21	Barclays Bank PLC	KRW	998,650	917,000	917,936	—	(936)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/13/21	Bank of America, N.A.	KRW	376,566	$341,000	$346,133	$—	$(5,133)
Expiring 01/13/21	Bank of America, N.A.	KRW	376,566	341,000	346,133	—	(5,133)
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	KRW	376,870	338,000	346,412	—	(8,412)
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	KRW	376,870	338,000	346,412	—	(8,412)
Swedish Krona,
Expiring 01/05/21	Bank of America, N.A.	SEK	19,321	2,300,000	2,348,481	—	(48,481)
Expiring 01/05/21	JPMorgan Chase Bank, N.A.	SEK	38,610	4,520,000	4,693,098	—	(173,098)
Expiring 02/02/21	Bank of America, N.A.	SEK	55,991	6,820,000	6,808,007	11,993	—
Turkish Lira,
Expiring 02/16/21	Barclays Bank PLC	TRY	2,753	343,000	363,934	—	(20,934)

				$291,006,715	$294,606,991	192,646	(3,792,922)

						$2,354,907	$(4,000,399)

Cross currency exchange contracts outstanding at December 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/17/21	Buy	EUR	359	GBP	327	$—	$(8,328)	UBS AG
03/17/21	Buy	EUR	625	GBP	565	—	(8,320)	Goldman Sachs International
03/17/21	Buy	EUR	634	GBP	573	—	(7,650)	JPMorgan Chase Bank, N.A.
03/17/21	Buy	EUR	685	GBP	618	—	(7,574)	Barclays Bank PLC
03/17/21	Buy	EUR	2,215	GBP	2,003	—	(30,221)	Deutsche Bank AG
03/17/21	Buy	EUR	2,216	GBP	2,002	—	(26,266)	Deutsche Bank AG
03/17/21	Buy	EUR	2,451	GBP	2,235	—	(58,547)	Deutsche Bank AG
03/17/21	Buy	EUR	2,850	GBP	2,607	—	(79,570)	JPMorgan Chase Bank, N.A.
03/17/21	Buy	EUR	2,865	GBP	2,586	—	(31,697)	Barclays Bank PLC
03/17/21	Buy	EUR	4,690	GBP	4,238	—	(58,434)	Barclays Bank PLC
03/17/21	Buy	EUR	4,730	GBP	4,243	—	(16,804)	Barclays Bank PLC
03/17/21	Buy	GBP	752	EUR	833	9,203	—	Deutsche Bank AG
03/17/21	Buy	GBP	777	EUR	853	18,276	—	UBS AG
03/17/21	Buy	GBP	1,044	EUR	1,130	44,956	—	Deutsche Bank AG
03/17/21	Buy	GBP	2,104	EUR	2,320	38,761	—	Goldman Sachs International
03/17/21	Buy	GBP	2,164	EUR	2,370	60,498	—	Deutsche Bank AG
03/17/21	Buy	GBP	2,198	EUR	2,429	33,816	—	BNP Paribas S.A.
03/17/21	Buy	GBP	2,199	EUR	2,428	36,860	—	Deutsche Bank AG
03/17/21	Buy	GBP	3,345	EUR	3,677	77,220	—	BNP Paribas S.A.
03/17/21	Buy	GBP	4,274	EUR	4,730	59,288	—	UBS AG

						$378,878	$(333,411)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Avis Budget Car Rental LLC	12/20/24	5.000%(Q)	300	$(12,223)	$20,148	$(32,371)	JPMorgan Chase Bank, N.A.
Avis Budget Car Rental LLC	06/20/25	5.000%(Q)	240	(8,985)	26,629	(35,614)	JPMorgan Chase Bank, N.A.
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	265	(25,754)	(11,662)	(14,092)	BNP Paribas S.A.
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	250	(24,296)	(10,192)	(14,104)	BNP Paribas S.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1)(cont’d.):
Boeing Co.	12/20/24	1.000%(Q)	815	$5,642	$(7,585)	$13,227	Morgan Stanley & Co. International PLC
Boeing Co.	12/20/24	1.000%(Q)	400	2,769	(6,325)	9,094	BNP Paribas S.A.
Broadcom Inc.	12/20/24	1.000%(Q)	195	(3,976)	4,747	(8,723)	JPMorgan Chase Bank, N.A.
Dish DBS Corp.	12/20/23	5.000%(Q)	372	(21,737)	12,052	(33,789)	Goldman Sachs International
Federative Republic of Brazil	12/20/25	1.000%(Q)	2,769	55,461	168,652	(113,191)	Barclays Bank PLC
Federative Republic of Brazil	12/20/25	1.000%(Q)	1,720	34,445	98,319	(63,874)	Barclays Bank PLC
Federative Republic of Brazil	12/20/25	1.000%(Q)	430	8,611	22,564	(13,953)	Barclays Bank PLC
Federative Republic of Brazil	12/20/25	1.000%(Q)	430	8,611	23,139	(14,528)	Barclays Bank PLC
Federative Republic of Brazil	12/20/25	1.000%(Q)	380	7,610	20,448	(12,838)	Barclays Bank PLC
KB Home	12/20/23	5.000%(Q)	352	(39,562)	(18,572)	(20,990)	JPMorgan Chase Bank, N.A.
Occidental Petroleum Corp.	12/20/24	1.000%(Q)	510	55,945	212,846	(156,901)	Barclays Bank PLC
Realogy Group LLC	12/20/23	5.000%(Q)	176	(12,173)	(1,030)	(11,143)	JPMorgan Chase Bank, N.A.
Republic of Chile	12/20/25	1.000%(Q)	750	(20,632)	(9,780)	(10,852)	Citibank, N.A.
Republic of Colombia	12/20/25	1.000%(Q)	5,137	(31,112)	95,533	(126,645)	Citibank, N.A.
Republic of Colombia	12/20/25	1.000%(Q)	920	(5,572)	16,439	(22,011)	Goldman Sachs International
Republic of Colombia	12/20/25	1.000%(Q)	370	(2,241)	9,004	(11,245)	Goldman Sachs International
Republic of Colombia	12/20/25	1.000%(Q)	250	(1,514)	4,086	(5,600)	Barclays Bank PLC
Republic of Colombia	12/20/25	1.000%(Q)	250	(1,514)	4,322	(5,836)	Barclays Bank PLC
Republic of Colombia	12/20/25	1.000%(Q)	220	(1,332)	3,881	(5,213)	Morgan Stanley & Co. International PLC
Republic of Colombia	12/20/25	1.000%(Q)	150	(908)	2,523	(3,431)	Morgan Stanley & Co. International PLC
Republic of Indonesia	12/20/25	1.000%(Q)	2,428	(38,825)	2,581	(41,406)	Citibank, N.A.
Republic of Indonesia	12/20/25	1.000%(Q)	490	(7,835)	937	(8,772)	JPMorgan Chase Bank, N.A.
Republic of Indonesia	12/20/25	1.000%(Q)	380	(6,076)	853	(6,929)	Citibank, N.A.
Republic of Indonesia	12/20/25	1.000%(Q)	370	(5,916)	654	(6,570)	Citibank, N.A.
Republic of Philippines	12/20/25	1.000%(Q)	2,669	(86,322)	(59,850)	(26,472)	Goldman Sachs International
Republic of South Africa	12/20/25	1.000%(Q)	3,436	165,776	315,261	(149,485)	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/25	1.000%(Q)	3,390	163,550	311,028	(147,478)	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/25	1.000%(Q)	1,240	59,832	110,666	(50,834)	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/25	1.000%(Q)	988	47,685	89,398	(41,713)	Goldman Sachs International
Republic of South Africa	12/20/25	1.000%(Q)	402	19,407	36,906	(17,499)	Morgan Stanley & Co. International PLC
RR Donnelley & Sons Co.	12/20/23	5.000%(Q)	180	(2,760)	5,830	(8,590)	JPMorgan Chase Bank, N.A.
Russian Federation	12/20/25	1.000%(Q)	1,240	(8,252)	9,085	(17,337)	Bank of America, N.A.
Russian Federation	12/20/25	1.000%(Q)	1,049	(6,982)	7,382	(14,364)	Bank of America, N.A.
Russian Federation	12/20/25	1.000%(Q)	950	(6,319)	8,751	(15,070)	Bank of America, N.A.
Russian Federation	12/20/25	1.000%(Q)	429	(2,857)	2,784	(5,641)	Citibank, N.A.
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	344	(26,145)	(2,744)	(23,401)	Barclays Bank PLC
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	200	(15,806)	(4,989)	(10,817)	Goldman Sachs International
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	175	(13,831)	(4,365)	(9,466)	Goldman Sachs International
United Mexican States	12/20/25	1.000%(Q)	3,786	(36,203)	67,081	(103,284)	Barclays Bank PLC
United Mexican States	12/20/25	1.000%(Q)	420	(4,016)	6,914	(10,930)	Morgan Stanley & Co. International PLC
United Mexican States	12/20/25	1.000%(Q)	410	(3,921)	6,073	(9,994)	Barclays Bank PLC
United Mexican States	12/20/25	1.000%(Q)	410	(3,921)	6,653	(10,574)	Barclays Bank PLC

				$145,826	$1,597,075	$(1,451,249)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Broadcom Inc.	06/20/24	1.000%(Q)	2,212	0.428%	$44,621	$(117,442)	$162,063	Citibank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.33.V12	12/20/24	5.000%(Q)	4,854	$(33,554)	$(455,404)	$(421,850)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1):
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,216	$(6,490)	$(880)	$(5,610)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	524	(2,796)	101	(2,897)	Deutsche Bank AG
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	53,342	18,618	34,724	JPMorgan Chase Bank, N.A.
CMBX.NA.9.AAA	09/17/58	0.500%(M)	930	(12,470)	10,977	(23,447)	Credit Suisse International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	750	(10,057)	8,979	(19,036)	Deutsche Bank AG
CMBX.NA.9.AAA	09/17/58	0.500%(M)	630	(8,448)	7,436	(15,884)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500%(M)	530	(7,107)	6,256	(13,363)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500%(M)	340	(4,559)	4,406	(8,965)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	330	39,139	11,198	27,941	Citigroup Global Markets, Inc.

				$40,554	$67,091	$(26,537)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	*	$(53,342)	$(15,934)	$(37,408)	Credit Suisse International
CMBX.NA.7.AAA	01/17/47	0.500%(M)	4,963	*	46,410	(155,829)	202,239	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	170	*	(20,162)	(8,265)	(11,897)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	160	*	(18,976)	(9,336)	(9,640)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	160	*	(18,976)	(211)	(18,765)	Morgan Stanley & Co. International PLC
CMBX.NA.10.A	11/17/59	2.000%(M)	760	*	(23,247)	(33,449)	10,202	Deutsche Bank AG
CMBX.NA.10.A	11/17/59	2.000%(M)	380	*	(11,624)	(17,003)	5,379	Deutsche Bank AG
CMBX.NA.10.BBB-	11/17/59	3.000%(M)	25	*	(3,081)	(2,166)	(915)	JPMorgan Chase Bank, N.A.
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	110	*	(13,046)	(28,994)	15,948	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2) (cont’d.):
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	90	*	$(10,674)	$(20,279)	$9,605	JPMorgan Chase Bank, N.A.

					$(126,718)	$(291,466)	$164,748

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	7,885	09/15/25	0.720%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$64,147	$64,147
EUR	7,885	09/15/25	0.730%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	59,048	59,048
EUR	5,940	10/15/25	0.668%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	64,978	64,978
EUR	8,730	10/15/25	0.670%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	94,146	94,146
EUR	6,000	10/15/25	0.682%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	60,057	60,057
EUR	5,910	11/15/25	0.699%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	107,209	107,209
EUR	8,440	11/15/25	0.703%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	151,193	151,193
EUR	3,393	12/15/25	1.005%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	833	833
EUR	5,089	12/15/25	1.026%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	(5,749)	(5,749)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Inflation swap agreements outstanding at December 31, 2020 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
EUR 5,089	12/15/25	1.027%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$(6,183)	$(6,183)
EUR 7,885	09/15/30	0.962%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(94,941)	(94,941)
EUR 7,885	09/15/30	0.978%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(78,178)	(78,178)
EUR 8,730	10/15/30	0.915%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(159,095)	(159,095)
EUR 5,940	10/15/30	0.917%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(107,019)	(107,019)
EUR 6,000	10/15/30	0.926%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(100,051)	(100,051)
EUR 5,910	11/15/30	0.900%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(179,959)	(179,959)
EUR 8,440	11/15/30	0.903%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(254,085)	(254,085)
EUR 3,393	12/15/30	1.127%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(3,483)	(3,483)
EUR 5,089	12/15/30	1.135%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	513	513
EUR 5,089	12/15/30	1.141%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	4,604	4,604
GBP 6,650	10/15/25	3.500%(T)	U.K. Retail Price Index(2)(T)	—	89,834	89,834
GBP13,400	10/15/25	3.513%(T)	U.K. Retail Price Index(2)(T)	—	194,172	194,172
GBP 2,450	11/15/40	3.325%(T)	U.K. Retail Price Index(2)(T)	—	18,061	18,061
GBP 760	12/15/40	3.380%(T)	U.K. Retail Price Index(2)(T)	—	24,997	24,997
GBP 1,700	12/15/40	3.381%(T)	U.K. Retail Price Index(2)(T)	—	56,736	56,736

				$—	$1,785	$1,785

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD 50,033	10/07/23	0.476%(A)	1 Day CAOIS(2)(A)	$—	$17,833	$17,833
CAD 120,125	10/07/23	0.758%(S)	3 Month CDOR(2)(S)	(2,490)	23,505	25,995
CAD 85,292	10/24/23	0.750%(S)	3 Month CDOR(2)(S)	—	1,447	1,447
CAD 64,122	10/26/23	0.740%(S)	3 Month CDOR(2)(S)	—	(4,886)	(4,886)
CAD 61,303	11/09/23	0.833%(S)	3 Month CDOR(2)(S)	—	33,413	33,413
CAD 71,870	12/01/23	0.850%(S)	3 Month CDOR(2)(S)	—	37,049	37,049
CAD 74,860	12/12/23	0.798%(S)	3 Month CDOR(1)(S)	—	(2,274)	(2,274)
MXN 39,876	08/12/24	6.670%(M)	28 Day Mexican Interbank Rate(2)(M)	75	149,283	149,208
MXN 34,311	08/13/24	6.715%(M)	28 Day Mexican Interbank Rate(2)(M)	56	131,087	131,031
MXN 24,673	11/08/24	6.590%(M)	28 Day Mexican Interbank Rate(2)(M)	150	92,335	92,185
MXN105,824	11/12/25	5.040%(M)	28 Day Mexican Interbank Rate(2)(M)	(76)	81,562	81,638

				$(2,285)	$560,354	$562,639

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Antero Resources Corp.(Q)	3 Month LIBOR minus 50 bps(Q)	Citibank, N.A.	2/12/21	(238)	$(112,816)	$—	$(112,816)
Choice Hotels International, Inc.(Q)	3 Month LIBOR minus 20bps(Q)	BNP Paribas S.A.	11/15/21	(244)	(1,937)	—	(1,937)
ConocoPhillips(Q)	3 Month LIBOR minus 30bps(Q)	Credit Suisse International	10/18/21	(227)	(43,072)	—	(43,072)
EQT Corp.(Q)	3 Month LIBOR minus 15bps(Q)	Citibank, N.A.	2/12/21	(349)	43,507	—	43,507

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
iBoxx USD Liquid High Yield Index(T)	3 Month LIBOR(Q)	Barclays Bank PLC	3/20/21	17,190	$53,419	$—	$53,419

					$(60,899)	$—	$(60,899)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,802,140	$(546,882)	$587,348	$(1,799,222)

Reverse repurchase agreement outstanding at December 31, 2020:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2020
Barclays Capital Inc.	0.650%	09/23/20	$1,007,025	Open	$1,007,025

Open maturity date — Certain agreements have no stated maturity and can be terminated by either party at any time.

During the reporting period ended December 31, 2020, BlackRock/Loomis Sayles held reverse repurchase agreements the entire period with an average value of $13,509,373 and a daily weighted average interest rate of 0.42%. In addition, a sovereign bond with a market value of $1,011,799 has been segregated as collateral to cover the requirement for the reverse repurchase agreement outstanding at period end.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America, N.A.	$8,235,170	$—
J.P. Morgan Securities LLC	3,599,430	—

Total	$11,834,600	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$10,216,391	$—
Collateralized Loan Obligations	—	143,645,277	783,457
Consumer Loans	—	14,926,101	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Credit Cards	$—	$1,858,859	$—
Equipment	—	1,400,875	—
Home Equity Loans	—	17,925,768	—
Manufactured Housing	—	3,678,202	—
Other	—	22,375,988	447,294
Residential Mortgage-Backed Securities	—	79,102,881	1,107,055
Student Loans	—	8,798,753	—
Bank Loans	—	72,051,131	8,938,041
Commercial Mortgage-Backed Securities	—	143,753,027	—
Convertible Bonds	—	4,859,758	212,869
Corporate Bonds	—	1,527,293,919	447,146
Municipal Bonds	—	17,215,735	—
Residential Mortgage-Backed Securities	—	90,238,984	—
Sovereign Bonds	—	146,141,353	—
U.S. Government Agency Obligations	—	1,041,221,803	—
U.S. Treasury Obligations	—	558,657,116	—
Common Stocks	9,006,839	—	1,166,345
Warrants	117,112	37,913	—
Affiliated Mutual Funds	499,099,572	—	—
Borrowed Bond Agreements	—	451,462	—
Foreign Treasury Obligation	—	49,402,223	—
Options Purchased	1,403,695	3,477,181	—

Total	$509,627,218	$3,958,730,700	$13,102,207

Liabilities
Borrowed Bonds—Short	$—	$(594,520)	$—
Options Written	—	(1,118,092)	—

Total	$—	$(1,712,612)	$—

Other Financial Instruments*
Assets
Futures Contracts	$720,990	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,354,907	—
OTC Cross Currency Exchange Contracts	—	378,878	—
OTC Credit Default Swap Agreements	—	818,856	—
Centrally Cleared Inflation Swap Agreements	—	990,528	—
Centrally Cleared Interest Rate Swap Agreements	—	569,799	—
OTC Total Return Swap Agreements	—	96,926	—

Total	$720,990	$5,209,894	$—

Liabilities
Unfunded Loan Commitment	$—	$(559)	$—
Forward Commitment Contracts	—	(272,880,913)	—
Futures Contracts	(883,596)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(4,000,399)	—
OTC Cross Currency Exchange Contracts	—	(333,411)	—
Centrally Cleared Credit Default Swap Agreement	—	(421,850)	—
OTC Credit Default Swap Agreements	—	(714,573)	—
Centrally Cleared Inflation Swap Agreements	—	(988,743)	—
Centrally Cleared Interest Rate Swap Agreements	—	(7,160)	—
OTC Total Return Swap Agreements	—	(157,825)	—

Total	$(883,596)	$(279,505,433)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Government Agency Obligations	26.5%
U.S. Treasury Obligations	14.2
Affiliated Mutual Funds (7.8% represents investments purchased with collateral from securities on loan)	12.7
Banks	7.5
Residential Mortgage-Backed Securities	4.3
Sovereign Bonds	3.7
Collateralized Loan Obligations	3.7
Commercial Mortgage-Backed Securities	3.6
Electric	2.9
Telecommunications	2.3
Pipelines	2.1
Media	1.8
Oil & Gas	1.7
Pharmaceuticals	1.6
Auto Manufacturers	1.3
Aerospace & Defense	1.3
Foreign Treasury Obligation	1.3
Semiconductors	1.2
Real Estate Investment Trusts (REITs)	1.1
Healthcare-Services	1.1
Beverages	1.0
Diversified Financial Services	1.0
Retail	0.9
Computers	0.8
Chemicals	0.8
Agriculture	0.8
Software	0.7
Internet	0.7
Insurance	0.7
Airlines	0.6
Foods	0.6
Transportation	0.6
Commercial Services	0.6
Other	0.6
Home Equity Loans	0.5
Mining	0.4
Municipal Bonds	0.4
Miscellaneous Manufacturing	0.4
Consumer Loans	0.4
Home Builders	0.4
Real Estate	0.4
Entertainment	0.3
Building Materials	0.3
Lodging	0.3
Automobiles	0.3
Investment Companies	0.3
Biotechnology	0.2
Student Loans	0.2
Electronics	0.2
Machinery-Diversified	0.2
Healthcare-Products	0.2

Packaging & Containers	0.1%
Options Purchased	0.1
Environmental Control	0.1
Advertising	0.1
Trucking & Leasing	0.1
Auto Parts & Equipment	0.1
Apparel	0.1
Textiles	0.1
Forest Products & Paper	0.1
Iron/Steel	0.1
Manufactured Housing	0.1
Distribution/Wholesale	0.1
Gas	0.1
Toys/Games/Hobbies	0.1
Home Furnishings	0.1
Savings & Loans	0.1
Equity Real Estate Investment Trusts (REITs)	0.1
Holding Companies-Diversified	0.1
Shipbuilding	0.1
Oil, Gas & Consumable Fuels	0.1
Private Equity	0.1
Household Durables	0.1
Oil & Gas Services	0.0	*
Engineering & Construction	0.0	*
Credit Cards	0.0	*
Household Products/Wares	0.0	*
Machinery-Construction & Mining	0.0	*
Electrical Components & Equipment	0.0	*
Water	0.0	*
Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Housewares	0.0	*
Food Service	0.0	*
Energy-Alternate Sources	0.0	*
Metal Fabricate/Hardware	0.0	*
Health Care Providers & Services	0.0	*
Borrowed Bond Agreements	0.0	*
Real Estate Management & Development	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Multi-National	0.0	*
Hand/Machine Tools	0.0	*
Leisure Time	0.0	*

	113.9
Borrowed Bonds — Short	(0.0	)*
Options Written	(0.0	)*
Liabilities in excess of other assets	(13.9)

	100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$421,850	*
Credit contracts	Premiums paid for OTC swap agreements	1,802,140		Premiums received for OTC swap agreements	546,882
Credit contracts	Unrealized appreciation on OTC swap agreements	490,422		Unrealized depreciation on OTC swap agreements	1,641,397
Equity contracts	Unaffiliated investments	155,025		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	43,507		Unrealized depreciation on OTC swap agreements	157,825
Foreign exchange contracts	Unaffiliated investments	3,477,181		Options written outstanding, at value	1,118,092
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	378,878		Unrealized depreciation on OTC cross currency exchange contracts	333,411
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,354,907		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,000,399
Interest rate contracts	Due from/to broker-variation margin futures	720,990	*	Due from/to broker-variation margin futures	883,596	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,560,327	*	Due from/to broker-variation margin swaps	995,903	*
Interest rate contracts	Unaffiliated investments	1,403,695		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	53,419		—	—

		$12,440,491			$10,099,355

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$1,979,887
Equity contracts	—	—	(370,011)	—	269,424
Foreign exchange contracts	(3,124,425)	1,552,328	—	(845,839)	—
Interest rate contracts	(2,243,507)	181,443	32,035,195	—	5,531,754

Total	$(5,367,932)	$1,733,771	$31,665,184	$(845,839)	$7,781,065

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(862,184)
Equity contracts	70,258	—	—	16,452	—	(100,968)
Foreign exchange contracts	—	830,513	48,434	—	(2,745,488)	—
Interest rate contracts	—	236,294	(629,963)	2,822,572	—	574,439

Total	$70,258	$1,066,807	$(581,529)	$2,839,024	$(2,745,488)	$(388,713)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,945,613	$78,564,422	$498,460,897	$125,123,177	$97,904,363

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$147,165,266	$22,944,485	$454,126,691	$61,967,691

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$11,563,113	$11,102,711	$109,911,412

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$302,427,840	$(302,427,840)	$—
Borrowed Bond Agreements	Barclays Capital, Inc.	62,543	(62,543)	—
Borrowed Bond Agreements	Citigroup Global Markets, Inc.	42,419	(42,419)	—
Borrowed Bond Agreements	Credit Suisse Securities (USA) LLC	346,500	(346,500)	—
Reverse Repurchase Agreements	Barclays Capital, Inc.	(1,007,025)	1,007,025	—

		$301,872,277

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$301,068	$(463,956)	$(162,888)	$—	$(162,888)
Barclays Bank PLC	992,093	(1,238,713)	(246,620)	—	(246,620)
BNP Paribas S.A.	1,079,044	(262,542)	816,502	(540,000)	276,502
Citibank, N.A.	1,790,664	(1,127,463)	663,201	(629,292)	33,909
Citigroup Global Markets, Inc.	39,139	—	39,139	(39,139)	—
Credit Suisse International	10,977	(119,861)	(108,884)	108,884	—
Deutsche Bank AG	815,929	(653,493)	162,436	—	162,436
Goldman Sachs International	478,026	(798,197)	(320,171)	—	(320,171)
HSBC Bank USA, N.A.	266,624	(415,244)	(148,620)	148,620	—
JPMorgan Chase Bank, N.A.	447,911	(843,844)	(395,933)	149,785	(246,148)
Morgan Stanley & Co. International PLC	2,206,336	(1,556,339)	649,997	(580,000)	69,997
Standard Chartered Bank	—	(36,188)	(36,188)	—	(36,188)
UBS AG	172,643	(282,166)	(109,523)	—	(109,523)

	$8,600,454	$(7,798,006)	$802,448	$(1,381,142)	$(578,694)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $302,427,840:
Unaffiliated investments (cost $3,849,603,327)	$3,982,360,553
Affiliated investments (cost $499,142,742)	499,099,572
Foreign currency, at value (cost $11,844,777)	12,036,623
Cash	1,210,821
Receivable for investments sold	308,238,264
Dividends and interest receivable	22,157,755
Receivable for Portfolio shares sold	19,680,921
Deposit with broker for centrally cleared/exchange-traded derivatives	11,834,600
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,354,907
Premiums paid for OTC swap agreements	1,802,140
Unrealized appreciation on OTC swap agreements	587,348
Due from broker-variation margin futures	559,255
Unrealized appreciation on OTC cross currency exchange contracts	378,878
Prepaid expenses	42,046

Total Assets	4,862,343,683

LIABILITIES
Payable for investments purchased	332,440,317
Payable to broker for collateral for securities on loan	307,655,241
Forward commitment contracts, at value
(proceeds receivable $270,910,725)	272,880,913
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,000,399
Accrued expenses and other liabilities	2,119,328
Cash segregated from counterparty — OTC	2,045,468
Payable for Portfolio shares purchased	1,805,555
Unrealized depreciation on OTC swap agreements	1,799,222
Options written outstanding, at value (proceeds received $1,114,280)	1,118,092
Reverse repurchase agreements	1,007,025
Management fee payable	687,748
Borrowed bonds—short (proceeds received
$575,670)	594,520
Premiums received for OTC swap agreements	546,882
Unrealized depreciation on OTC cross currency exchange contracts	333,411
Distribution fee payable	106,617
Due to broker-variation margin swaps	14,997
Trustees’ fees payable	5,195
Unrealized depreciation on unfunded loan commitments	559
Affiliated transfer agent fee payable	401

Total Liabilities	929,161,890

NET ASSETS	$3,933,181,793

Net assets were comprised of:
Partners’ Equity	$3,933,181,793

Net asset value and redemption price per share, $3,933,181,793 / 247,502,046 outstanding shares of beneficial interest	$15.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $63,036 foreign withholding tax, of which $30,613 is reimbursable by an affiliate)	$97,387,206
Affiliated dividend income	1,005,224
Income from securities lending, net (including affiliated income of $653,163)	692,118
Unaffiliated dividend income (net of $1,000 foreign withholding tax)	138,387

Total income	99,222,935

EXPENSES
Management fee	16,731,021
Distribution fee	9,181,368
Custodian and accounting fees	661,197
Audit fee	78,164
Interest expense on borrowed bonds—short and reverse repurchase agreements	57,220
Trustees’ fees	57,100
Legal fees and expenses	38,709
Shareholders’ reports	16,277
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Miscellaneous	100,865

Total expenses	26,928,956
Less: Fee waiver and/or expense reimbursement	(1,285,392)

Net expenses	25,643,564

NET INVESTMENT INCOME (LOSS)	73,579,371

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of
$(561,617)) (net of foreign capital gains taxes
$(107,153))	165,719,538
Futures transactions	31,665,184
Forward and cross currency contract transactions	(845,839)
Options written transactions	1,733,771
Short sales transactions	(64,511,344)
Swap agreements transactions	7,781,065
Foreign currency transactions	962,556

142,504,931

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(44,936))	44,358,595
Futures	2,839,024
Forward and cross currency contracts	(2,745,488)
Options written	(581,529)
Short sales	(138,670)
Swap agreements	(388,713)
Foreign currencies	104,439
Unfunded loan commitment	(4,382)

43,443,276

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	185,948,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$259,527,578

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$73,579,371	$106,744,951
Net realized gain (loss) on investment and foreign currency transactions	142,504,931	81,784,904
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	43,443,276	149,363,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	259,527,578	337,893,723

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [94,863,854 and 31,047,337 shares, respectively]	1,423,451,961	436,268,569
Portfolio shares purchased [109,734,525 and 28,307,362 shares, respectively]	(1,632,973,469)	(408,620,174)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(209,521,508)	27,648,395

CAPITAL CONTRIBUTIONS	—	935

TOTAL INCREASE (DECREASE)	50,006,070	365,543,053
NET ASSETS:
Beginning of year	3,883,175,723	3,517,632,670

End of year	$3,933,181,793	$3,883,175,723

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 90.0%
ASSET-BACKED SECURITIES — 13.7%
Automobiles — 3.1%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class A3
3.070%	12/19/22		332	$333,806
Series 2020-02, Class B
0.970%	02/18/26		280	283,158
Azure Finance No. 2 PLC (United Kingdom),
Series 2, Class C, 1 Month Sterling Overnight Index Average + 3.000% (Cap N/A, Floor 0.000%)
3.053%(c)	07/20/30	GBP	825	1,134,375
Chesapeake Funding II LLC (Canada),
Series 2019-01A, Class B, 144A
3.110%	04/15/31		400	412,979
Series 2019-01A, Class C, 144A
3.360%	04/15/31		380	392,056
Series 2020-01A, Class A1, 144A
0.870%	08/16/32		640	643,058
Series 2020-01A, Class B, 144A
1.240%	08/16/32		100	100,609
Series 2020-01A, Class C, 144A
2.140%	08/16/32		100	101,827
Credit Acceptance Auto Loan Trust,
Series 2018-01A, Class A, 144A
3.010%	02/16/27		134	133,915
Series 2018-03A, Class A, 144A
3.550%	08/15/27		1,036	1,046,872
Series 2019-01A, Class A, 144A
3.330%	02/15/28		2,230	2,271,353
Series 2019-03A, Class A, 144A
2.380%	11/15/28		930	954,713
Series 2020-01A, Class A, 144A
2.010%	02/15/29		1,640	1,676,693
Series 2020-02A, Class A, 144A
1.370%	07/16/29		470	476,331
Drive Auto Receivables Trust,
Series 2019-04, Class A3
2.160%	05/15/23		421	421,930
Series 2020-01, Class A3
2.020%	11/15/23		620	625,518
Enterprise Fleet Financing LLC,
Series 2019-02, Class A3, 144A
2.380%	02/20/25		1,060	1,093,752
FT Santander Consumer Spain Auto (Spain),
Series 2020-01, Class C, 3 Month EURIBOR + 1.950% (Cap N/A, Floor 0.000%)
1.409%(c)	03/20/33	EUR	190	231,925
Harley-Davidson Motorcycle Trust,
Series 2020-A, Class A3
1.870%	10/15/24		1,100	1,117,337
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24		1,538	1,553,328
Santander Drive Auto Receivables Trust,
Series 2020-02, Class B
0.960%	11/15/24		210	211,288
Series 2020-02, Class C
1.460%	09/15/25		710	719,415

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Turbo Finance PLC (United Kingdom),
Series 2009, Class B, 1 Month Sterling Overnight Index Average +
1.650% (Cap N/A, Floor 0.000%)
1.703%(c)	08/20/28	GBP	610	$834,716
Westlake Automobile Receivables Trust,
Series 2019-03A, Class A2, 144A
2.150%	02/15/23		326	327,695

				17,098,649

Collateralized Loan Obligations — 3.7%
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A2R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.337%(c)	07/15/26		882	881,798
ALM Ltd.,
Series 2015-17A, Class A1AR, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.167%(c)	01/15/28		3,039	3,031,850
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.272%(c)	01/28/31		2,000	1,995,441
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A2R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.987%(c)	07/15/29		600	599,998
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
1.308%(c)	04/20/31		250	247,630
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL03, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.209%(c)	03/15/28		542	538,148
CIFC Funding Ltd. (Cayman Islands),
Series 2014-04RA, Class A1A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.348%(c)	10/17/30		580	579,008
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.219%(c)	04/23/29		1,250	1,249,998
Goldentree Loan Opportunities Ltd.,
Series 2015-10A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.338%(c)	07/20/31		325	323,020
Series 2015-11A, Class AR2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	01/18/31		260	258,218
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.295%(c)	07/25/27		676	674,254
KKR CLO Ltd. (Cayman Islands),
Series 16, Class A2R, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
2.018%(c)	01/20/29		810	803,419

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.289%(c)	05/15/28		783	$781,907
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-20A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.037%(c)	01/15/28		736	733,817
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	01/15/28		2,124	2,119,719
OFSI Fund Ltd. (Cayman Islands),
Series 2014-06A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.737%(c)	03/20/25		175	174,704
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.359%(c)	01/23/28		1,750	1,743,419
Thacher Park CLO Ltd. (Cayman Islands),
Series 2014-01A, Class CR, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 0.000%)
2.418%(c)	10/20/26		570	564,626
Treman Park CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.288%(c)	10/20/28		3,250	3,247,253

				20,548,227

Consumer Loans — 2.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	750	585,709
Lendmark Funding Trust,
Series 2018-01A, Class A, 144A
3.810%	12/21/26		2,190	2,220,004
Series 2019-02A, Class A, 144A
2.780%	04/20/28		420	431,308
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		518	529,537
Series 2020-AA, Class A, 144A
2.190%	08/21/34		230	233,506
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A
3.300%	03/14/29		405	408,984
PFS Financing Corp.,
Series 2018-B, Class A, 144A
2.890%	02/15/23		1,060	1,062,208
Series 2018-D, Class A, 144A
3.190%	04/17/23		2,580	2,598,075
Series 2019-A, Class A1, 144A, 1 Month LIBOR + 0.550% (Cap N/A,
Floor 0.000%)
0.709%(c)	04/15/24		660	660,723
Series 2019-A, Class A2, 144A
2.860%	04/15/24		840	863,793

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2019-B, Class A, 144A, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
0.709%(c)	09/15/23		1,130	$1,131,285
Series 2020-F, Class A, 144A
0.930%	08/15/24		294	295,754
Series 2020-G, Class A, 144A
0.970%	02/15/26		530	532,780
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28		400	405,502
Series 2020-01, Class A, 144A
2.340%	10/15/30		190	191,642
Republic FInance Issuance Trust,
Series 2019-A, Class A, 144A
3.430%	11/22/27		1,000	1,015,532
SC Germany SA Compartment Consumer (Luxembourg),
Series 2020-01, Class C, 1 Month EURIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.177%(c)	11/14/34	EUR	200	244,987
Series 2020-01, Class D, 1 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)
1.927%(c)	11/14/34	EUR	200	244,990
Springleaf Funding Trust,
Series 2015-BA, Class A, 144A
3.480%	05/15/28		526	526,145
Series 2017-AA, Class A, 144A
2.680%	07/15/30		539	540,467

				14,722,931

Equipment — 0.2%
Transportation Finance Equipment Trust,
Series 2019-01, Class A3, 144A
1.850%	04/24/23		1,000	1,014,050

Home Equity Loans — 0.0%
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-HE01, Class A2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.888%(c)	08/25/32		86	83,071
Renaissance Home Equity Loan Trust,
Series 2004-03, Class AV2A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.868%(c)	11/25/34		90	84,030

				167,101

Other — 0.4%
Marathon CRE Ltd. (Cayman Islands),
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.303%(c)	06/15/28		454	452,214
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43		622	655,413
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40		61	64,667

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
PCL Funding IV PLC (United Kingdom),
Series 2020-1, Class C, 1 Month Sterling Overnight Index Average + 2.200% (Cap N/A, Floor 0.000%)
2.254%(c)	09/15/24	GBP	155	$211,839
Sesac Finance LLC,
Series 2019-01, Class A2, 144A
5.216%	07/25/49		148	156,930
Verizon Owner Trust,
Series 2020-A, Class A1A
1.850%	07/22/24		670	686,062

				2,227,125

Residential Mortgage-Backed Securities — 0.3%
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	07/25/37		447	350,279
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57		805	812,775
Towd Point Mortgage Trust,
Series 2016-03, Class A1, 144A
2.250%(cc)	04/25/56		544	549,387

				1,712,441

Student Loans — 3.3%
EDvestinU Private Education Loan Issue No. 1 LLC,
Series 2019-A, Class A, 144A
3.580%(cc)	11/25/38		586	623,870
Navient Private Education Loan Trust,
Series 2014-AA, Class A2A, 144A
2.740%	02/15/29		612	623,715
Series 2015-AA, Class A2A, 144A
2.650%	12/15/28		672	684,847
Series 2015-AA, Class A2B, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.359%(c)	12/15/28		304	306,269
Series 2020-IA, Class A1B, 144A
0.000%(cc)	04/15/69		1,430	1,430,092
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2B, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.000%)
1.079%(c)	05/15/68		1,180	1,182,212
Series 2019-FA, Class A1, 144A
2.180%	08/15/68		85	85,148
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
1.059%(c)	11/15/68		130	130,150
Series 2020-BA, Class A1, 144A
1.800%	01/15/69		852	854,842
Series 2020-FA, Class A, 144A
1.220%	07/15/69		1,195	1,206,580
Navient Student Loan Trust,
Series 2018-EA, Class A2, 144A
4.000%	12/15/59		289	299,185

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SLC Student Loan Trust,
Series 2006-02, Class A5, 3 Month LIBOR + 0.100% (Cap N/A, Floor 0.000%)
0.317%(c)	09/15/26	123	$123,123
SLM Private Credit Student Loan Trust,
Series 2004-A, Class A3, 3 Month LIBOR + 0.400% (Cap N/A, Floor 0.000%)
0.617%(c)	06/15/33	2,449	2,418,154
Series 2007-A, Class A4A, 3 Month LIBOR + 0.240% (Cap N/A, Floor 0.000%)
0.457%(c)	12/16/41	431	417,831
SMB Private Education Loan Trust,
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	664	685,950
Series 2016-A, Class A2B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.659%(c)	05/15/31	944	959,207
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	2,241	2,372,930
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
0.879%(c)	01/15/37	1,195	1,194,074
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
0.989%(c)	09/15/37	100	99,535
SoFi Professional Loan Program LLC,
Series 2016-A, Class A2, 144A
2.760%	12/26/36	280	284,047
Series 2016-C, Class A2B, 144A
2.360%	12/27/32	145	146,678
Series 2016-D, Class A2B, 144A
2.340%	04/25/33	164	166,830
Series 2018-A, Class A2B, 144A
2.950%	02/25/42	782	798,643
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	790	816,290

			17,910,202

TOTAL ASSET-BACKED SECURITIES (cost $74,573,996)			75,400,726

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.4%
AOA Mortgage Trust,
Series 2015-1177, Class A, 144A
2.957%	12/13/29	2,084	2,102,691
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A2
2.723%	07/15/49	1,926	1,946,056
BANK,
Series 2019-BN18, Class A2
3.474%	05/15/62	975	1,052,624
Barclays Commercial Mortgage Securities Trust,
Series 2013-TYSN, Class E, 144A
3.708%	09/05/32	355	347,180

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BWAY Mortgage Trust,
Series 2013-1515, Class A1, 144A
2.809%	03/10/33	843	$876,247
BX Commercial Mortgage Trust,
Series 2019-XL, Class D, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.609%(c)	10/15/36	1,220	1,219,466
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.959%(c)	12/15/36	1,390	1,390,159
Series 2020-VIV04, Class A, 144A
2.843%	03/09/44	520	535,827
BX Trust,
Series 2019-OC11, Class A, 144A
3.202%	12/09/41	615	673,117
CD Mortgage Trust,
Series 2006-CD03, Class AM
5.648%	10/15/48	1,829	1,877,774
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.750%)
0.949%(c)	07/15/32	1,151	1,151,501
Citigroup Commercial Mortgage Trust,
Series 2016-P04, Class A4
2.902%	07/10/49	1,015	1,110,043
Commercial Mortgage Trust,
Series 2012-CR04, Class ASB
2.436%	10/15/45	553	560,512
Series 2013-CR08, Class A5
3.612%(cc)	06/10/46	905	964,732
Series 2013-CR10, Class ASB
3.795%	08/10/46	1,714	1,787,964
Series 2013-CR12, Class A4
4.046%	10/10/46	955	1,034,108
Series 2014-CR17, Class ASB
3.598%	05/10/47	2,151	2,245,121
Series 2014-CR21, Class A3
3.528%	12/10/47	900	973,605
Series 2014-UBS03, Class ASB
3.367%	06/10/47	1,510	1,570,628
Series 2014-UBS05, Class ASB
3.548%	09/10/47	585	611,954
Series 2015-CR22, Class A3
3.207%	03/10/48	2,340	2,387,815
Series 2015-CR23, Class A2
2.852%	05/10/48	756	762,132
Series 2015-CR24, Class ASB
3.445%	08/10/48	911	962,411
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.139%(c)	05/15/36	1,247	1,248,670
Credit Suisse Mortgage Trust,
Series 2020-NET, Class A, 144A
2.257%	08/15/37	524	542,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A4
3.505%	04/15/50	465	$508,515
Series 2015-C01, Class ASB
3.351%	04/15/50	839	881,634
Series 2016-C06, Class XA, IO
1.919%(cc)	01/15/49	1,258	94,109
FHLMC Multifamily Structured Pass-Through Certificates,
Series 2012-K18, Class B, 144A
4.224%(cc)	01/25/45	375	387,068
Series 2012-K19, Class B, 144A
4.017%(cc)	05/25/45	230	238,314
Series 2012-K20, Class B, 144A
3.867%(cc)	05/25/45	215	223,275
Series 2013-K27, Class B, 144A
3.496%(cc)	01/25/46	205	215,157
Series 2013-K31, Class B, 144A
3.631%(cc)	07/25/46	165	175,247
Series 2015-K720, Class B, 144A
3.393%(cc)	07/25/22	450	465,008
Series K121, Class X1, IO
1.029%(cc)	10/25/30	900	76,181
Series KJ05, Class A2
2.158%	10/25/21	640	647,531
GRACE Mortgage Trust,
Series 2014-GRCE, Class A, 144A
3.369%	06/10/28	4,025	4,024,550
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class A4
3.377%	05/10/45	1,683	1,704,110
Series 2012-GCJ09, Class A3
2.773%	11/10/45	1,934	1,991,594
Series 2013-GC14, Class A3
3.526%	08/10/46	39	38,677
Series 2017-500K, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.859%(c)	07/15/32	2,227	2,226,328
Series 2019-GC38, Class A2
3.872%	02/10/52	678	730,822
Series 2020-TWN03, Class A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	11/15/37	900	902,102
Hawaii Hotel Trust,
Series 2019-MAUI, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.309%(c)	05/15/38	728	721,610
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA, IO
0.830%(cc)	09/15/47	5,810	147,773
Series 2014-C23, Class ASB
3.657%	09/15/47	573	603,847
Series 2015-C33, Class A3
3.504%	12/15/48	515	570,557
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4
3.483%	06/15/45	1,087	1,104,367

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-HSBC, Class D, 144A
4.524%(cc)	07/05/32		975	$1,001,905
Series 2013-LC11, Class ASB
2.554%	04/15/46		1,373	1,403,130
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33		430	453,309
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.959%(c)	05/15/36		690	690,003
Series 2019-KNSQ, Class D, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.509%(c)	05/15/36		229	228,432
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50		2,212	2,238,413
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A3FL, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.153%(c)	07/15/46		1,682	1,685,688
Series 2014-C19, Class A4
3.526%	12/15/47		400	438,220
Series 2015-C26, Class ASB
3.323%	10/15/48		1,338	1,414,498
Series 2016-C32, Class XA, IO
0.703%(cc)	12/15/49		4,781	159,069
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A, 144A
3.350%	07/13/29		1,000	1,007,145
Series 2018-H04, Class A4
4.310%	12/15/51		405	484,125
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.091%(c)	06/15/35		697	686,648
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.109%(c)	01/15/26		380	379,622
Park Avenue Mortgage Trust,
Series 2017-280P, Class D, 144A, 1 Month LIBOR + 1.537% (Cap N/A, Floor 1.537%)
1.695%(c)	09/15/34		530	518,037
Pearl Finance DAC (Ireland),
Series 2020-01, Class A2, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)
1.900%(c)	11/17/32	EUR	385	471,617
Series 2020-01, Class B, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.500%(c)	11/17/32	EUR	455	557,516
Sage AR Funding No.1 PLC (United Kingdom),
Series 1X, Class C
0.000%(cc)	11/17/30	GBP	300	409,763
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A4
3.460%	06/15/50		800	891,847

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C16, Class ASB
3.460%	04/15/52		865	$976,097
Series 2019-C18, Class A4
3.035%	12/15/52		531	589,175
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB
3.477%	08/15/50		1,074	1,123,626
Series 2015-C26, Class A4
3.166%	02/15/48		700	763,244
Series 2016-C32, Class ASB
3.324%	01/15/59		1,656	1,763,651
Series 2017-C39, Class A5
3.418%	09/15/50		1,741	1,972,016
WFRBS Commercial Mortgage Trust,
Series 2012-C09, Class A3
2.870%	11/15/45		1,021	1,047,200
Series 2013-C13, Class ASB
2.654%	05/15/45		469	479,397
Series 2014-C21, Class ASB
3.393%	08/15/47		1,118	1,161,958

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $72,695,681)				73,608,839

CORPORATE BONDS — 28.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21		175	179,348
JCDecaux SA (France),
Sr. Unsec’d. Notes
2.000%	10/24/24	EUR	200	259,214
MMS USA Investments, Inc. (France),
Gtd. Notes
0.625%	06/13/25	EUR	200	249,216
WPP Finance 2013 (United Kingdom),
Gtd. Notes, EMTN
3.000%	11/20/23	EUR	100	133,201

				820,979

Aerospace & Defense — 0.1%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/23		76	82,007
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.800%	03/15/22		224	229,991
3.650%	08/16/23		2	2,156
Thales SA (France),
Sr. Unsec’d. Notes, GMTN
0.750%	06/07/23	EUR	300	373,822

				687,976

Agriculture — 0.5%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25		55	58,361

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.789%	09/06/24	(a)		1,660	$1,775,149
3.222%	08/15/24			675	730,777
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.875%	10/13/23		EUR	230	287,204

					2,851,491

Airlines — 0.1%
Gol Finance SA (Brazil),
Gtd. Notes, 144A
7.000%	01/31/25	(a)		200	179,824
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29			380	409,976

					589,800

Apparel — 0.2%
LVMH Moet Hennessy Louis Vuitton SE (France),
Sr. Unsec’d. Notes, EMTN
0.000%	02/28/21		EUR	500	611,205
0.000%	02/11/24		EUR	200	245,779
0.000%	02/11/26		EUR	200	246,314
0.375%	05/26/22		EUR	16	19,701

					1,122,999

Auto Manufacturers — 2.4%
BMW Finance NV (Germany),
Gtd. Notes, EMTN
0.000%	04/14/23		EUR	390	478,099
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21			405	408,933
Daimler International Finance BV (Germany),
Gtd. Notes, EMTN
0.250%	08/09/21		EUR	45	55,167
0.250%	11/06/23		EUR	130	159,899
Fiat Chrysler Automobiles NV (United Kingdom),
Sr. Unsec’d. Notes
3.375%	07/07/23		EUR	215	279,911
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.370%	11/17/23			1,300	1,326,056
4.140%	02/15/23			1,055	1,085,079
5.085%	01/07/21			485	485,000
General Motors Co.,
Sr. Unsec’d. Notes
5.400%	10/02/23			370	415,571
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21			1,109	1,120,522
3.550%	04/09/21			95	95,706
4.200%	03/01/21			1,105	1,107,718
Sr. Unsec’d. Notes
5.200%	03/20/23			1,770	1,941,100

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes
3.625%	08/29/27			230	$254,539
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes
1.940%	09/15/23		EUR	120	152,751
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23	(a)		1,271	1,329,066
3.522%	09/17/25			252	270,054
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	01/31/24		EUR	600	771,351
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.700%	09/26/22			200	207,395
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23		EUR	700	873,101
Volvo Treasury AB (Sweden),
Gtd. Notes, EMTN
0.000%	02/11/23		EUR	100	122,467
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.104%(c)	09/13/21		EUR	300	367,380

					13,306,865

Auto Parts & Equipment — 0.2%
Conti-Gummi Finance BV (Germany),
Gtd. Notes
1.125%	09/25/24		EUR	140	177,030
ZF Finance GmbH (Germany),
Gtd. Notes, EMTN
3.000%	09/21/25		EUR	400	504,676
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22			284	292,508

					974,214

Banks — 6.0%
ABQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.875%	09/08/25			278	277,106
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
2.850%	01/27/23			1,300	1,331,274
Banco de Credito del Peru (Peru),
Sub. Notes, 144A, MTN
3.125%(ff)	07/01/30	(a)		50	51,379
Banco de Sabadell SA (Spain),
Sr. Unsec’d. Notes
0.625%(ff)	11/07/25		EUR	200	246,259
1.125%(ff)	03/11/27		EUR	100	126,164
Banco do Brasil Cayman (Brazil),
Sr. Unsec’d. Notes, EMTN
4.750%	03/20/24			200	215,833

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Banks (cont’d.)
Banco Internacional del Peru SAA Interbank (Peru),
Sr. Unsec’d. Notes, 144A
3.250%	10/04/26			200	$212,132
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.746%	05/28/25			600	641,339
Bank Leumi Le-Israel BM (Israel),
Sub. Notes, 144A
3.275%(ff)	01/29/31			210	217,226
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.197%(ff)	10/24/26	(a)		1,300	1,322,069
1.319%(ff)	06/19/26	(a)		610	623,653
3.864%(ff)	07/23/24			1,200	1,301,951
3.875%	08/01/25			1,000	1,140,379
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, EMTN
0.125%	02/05/24		EUR	200	247,044
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
1.007%(ff)	12/10/24			670	675,049
4.610%(ff)	02/15/23			810	845,498
BNP Paribas SA (France),
Sr. Unsec’d. Notes, EMTN
0.750%	11/11/22		EUR	300	373,842
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.929%(ff)	06/19/24	(a)		344	363,095
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.106%(ff)	04/08/26			1,400	1,531,811
3.142%(ff)	01/24/23			60	61,709
Commerzbank AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	03/24/26		EUR	100	123,931
Credit Mutuel Arkea SA (France),
Sr. Unsec’d. Notes, EMTN
0.010%	01/28/26		EUR	200	244,699
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23			1,120	1,154,116
Dah Sing Bank Ltd. (Hong Kong),
Sub. Notes, EMTN
4.250%(ff)	11/30/26			200	203,507
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.621%(ff)	09/11/26			1,150	1,155,898
3.001%(ff)	09/20/22			1,220	1,239,820
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	02/04/21			1,095	1,097,841
Sr. Unsec’d. Notes, EMTN
1.000%(ff)	11/19/25		EUR	200	248,322
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.550%
0.041%(c)	04/21/23		EUR	340	416,408

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.950%(ff)	05/18/24			200	$215,297
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.000%	03/18/26			200	218,356
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, MTN, 3 Month EURIBOR + 0.400% (Cap N/A, Floor 0.000%)
0.000%(c)	04/08/22		EUR	400	491,691
Sub. Notes, EMTN
3.625%(ff)	02/25/26		EUR	458	562,332
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
1.000%	09/20/23		EUR	300	378,379
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.083%(ff)	04/22/26			1,715	1,811,992
3.797%(ff)	07/23/24			1,425	1,543,390
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
1.125%	01/25/24		EUR	300	379,881
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.326%(ff)	06/15/23			375	379,162
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, EMTN
0.523%	06/10/24		EUR	310	386,380
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24	(a)		1,000	1,075,780
Sr. Unsec’d. Notes, EMTN
0.637%(ff)	07/26/24		EUR	200	248,750
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24			630	655,655
3.875%	09/12/23			800	867,538
Samba Funding Ltd. (Saudi Arabia),
Gtd. Notes
2.900%	01/29/27			294	307,832
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24			565	594,313
Societe Generale SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	05/27/22		EUR	500	613,541
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, EMTN
0.375%	04/25/24		EUR	235	291,562
UBS AG (Switzerland),
Sr. Unsec’d. Notes, EMTN
0.750%	04/21/23		EUR	350	437,233
Sub. Notes, EMTN
4.750%(ff)	02/12/26		EUR	430	528,227
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	01/29/26		EUR	200	246,158

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		375	$382,084
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
3.150%	01/16/24		2,345	2,537,416

				32,842,303

Beverages — 0.2%
Asahi Group Holdings Ltd. (Japan),
Sr. Unsec’d. Notes
0.155%	10/23/24	EUR	100	122,890
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		200	212,195
Pernod Ricard SA (France),
Sr. Unsec’d. Notes
0.000%	10/24/23	EUR	700	858,280
1.125%	04/07/25	EUR	100	128,409

				1,321,774

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25		135	142,816
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.200%	09/17/30		200	219,831
CRH Finland Services OYJ (Ireland),
Gtd. Notes, EMTN
0.875%	11/05/23	EUR	200	251,165

				613,812

Chemicals — 0.5%
Air Liquide Finance SA (France),
Gtd. Notes, EMTN
0.375%	04/18/22	EUR	200	245,985
BASF SE (Germany),
Sr. Unsec’d. Notes
2.000%	12/05/22	EUR	325	414,343
Sr. Unsec’d. Notes, EMTN
0.101%	06/05/23	EUR	300	369,038
Covestro AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.875%	02/03/26	EUR	100	127,132
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26		200	223,071
Gtd. Notes, EMTN
4.250%	11/03/26		229	255,417
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		250	256,991
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25		310	315,508

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.230%	10/01/25		274	$277,217
Phosagro OAO Via Phosagro Bond Funding DAC (Russia),
Sr. Unsec’d. Notes, 144A
3.050%	01/23/25		200	207,552
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A
4.875%	06/15/27		250	265,815

				2,958,069

Commercial Services — 0.5%
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN
2.500%	05/20/24	EUR	900	1,180,623
APRR SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	01/20/23	EUR	200	245,498
Autoroutes du Sud de la France SA (France),
Sr. Unsec’d. Notes, EMTN
2.950%	01/17/24	EUR	200	265,869
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		250	262,989
Motability Operations Group PLC (United Kingdom),
Gtd. Notes, EMTN
1.625%	06/09/23	EUR	360	460,529
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		500	548,424

				2,963,932

Computers — 0.0%
Capgemini SE (France),
Sr. Unsec’d. Notes
0.625%	06/23/25	EUR	200	251,301

Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.875%	08/14/24		450	467,507
3.300%	01/23/23		385	401,262
3.500%	05/26/22		800	826,113
3.500%	01/15/25		750	796,041
4.500%	05/15/21		775	784,262
4.625%	07/01/22		150	157,694
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	06/01/21		1,335	1,349,519
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN
3.500%	09/18/27		297	317,926
CDBL Funding 1 (China),
Gtd. Notes, EMTN
3.500%	10/24/27		300	322,585
China Cinda Finance 2017 I Ltd. (China),
Gtd. Notes, EMTN
4.400%	03/09/27		313	350,470

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
FCA Bank SpA (Italy),
Sr. Unsec’d. Notes, EMTN
0.125%	11/16/23		EUR	100	$122,160
0.500%	09/18/23		EUR	190	234,338
GE Capital Funding LLC,
Gtd. Notes, 144A
3.450%	05/15/25	(a)		1,185	1,308,112
Haitong International Securities Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes
3.125%	05/18/25			218	227,835
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes
3.011%	12/23/10	(d)		4,200	47,040
Ocean Laurel Co. Ltd. (China),
Gtd. Notes
2.375%	10/20/25			276	273,720
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24			200	211,250

					8,197,834

Electric — 1.8%
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes
4.000%	08/03/26			200	216,285
AES Panama Generation Holdings Srl (Panama),
Sr. Sec’d. Notes, 144A
4.375%	05/31/30			200	216,336
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23			800	809,313
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23			455	487,690
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26			269	278,416
Dominion Energy, Inc.,
Jr. Sub. Notes
2.715%	08/15/21			770	780,364
E.ON International Finance BV (Germany),
Gtd. Notes, EMTN
0.750%	11/30/22		EUR	80	99,272
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
0.000%	10/24/22		EUR	390	478,392
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26			200	225,241
Enel Finance International NV (Italy),
Gtd. Notes, EMTN
0.000%	06/17/24		EUR	510	625,719
Enexis Holding NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
3.375%	01/26/22		EUR	200	253,518

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Engie SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	02/28/23	EUR	300	$370,644
ESB Finance DAC (Ireland),
Gtd. Notes, EMTN
3.494%	01/12/24	EUR	205	277,475
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21		625	627,456
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
2.850%	07/15/22		557	566,126
National Grid Electricity Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes
0.190%	01/20/25	EUR	195	240,915
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		250	267,488
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		200	211,328
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	04/03/24		200	211,429
Pacific Gas & Electric Co.,
First Mortgage, 3 Month LIBOR + 1.375%
1.600%(c)	11/15/21		1,350	1,349,889
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27		232	257,917
RTE Reseau de Transport d’Electricite SADIR (France),
Sr. Unsec’d. Notes, EMTN
1.625%	10/08/24	EUR	100	130,202
4.125%	02/03/21	EUR	300	367,782
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.625%	02/15/27		495	526,234

				9,875,431

Electrical Components & Equipment — 0.2%
Eaton Capital Unlimited Co.,
Gtd. Notes
0.021%	05/14/21	EUR	330	403,492
Schneider Electric SE (France),
Sr. Unsec’d. Notes, EMTN
0.000%	06/12/23	EUR	200	245,796
0.250%	09/09/24	EUR	200	248,543

				897,831

Electronics — 0.3%
Amphenol Technologies Holding GmbH,
Gtd. Notes
0.750%	05/04/26	EUR	185	233,978
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.300%	02/22/23	EUR	645	813,364

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics (cont’d.)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25			350	$353,845

					1,401,187

Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23			250	258,677

Engineering & Construction — 0.1%
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27		EUR	140	178,916
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			200	212,366

					391,282

Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.750%	08/01/25	(a)		550	563,943

Foods — 0.4%
General Mills, Inc.,
Sr. Unsec’d. Notes
0.450%	01/15/26		EUR	100	124,805
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25			1,189	1,304,721
Gtd. Notes, 144A
3.875%	05/15/27	(a)		480	516,951

					1,946,477

Forest Products & Paper — 0.0%
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30			200	224,593

Gas — 0.0%
APT Pipelines Ltd. (Australia),
Gtd. Notes
4.250%	07/15/27			61	69,534
Redexis Gas Finance BV (Spain),
Gtd. Notes, EMTN
1.875%	05/28/25		EUR	100	130,110

					199,644

Healthcare-Products — 0.6%
Abbott Ireland Financing DAC,
Gtd. Notes
0.100%	11/19/24		EUR	230	283,824
0.875%	09/27/23		EUR	300	377,558
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
1.208%	06/04/26		EUR	150	191,444

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Danaher Corp.,
Sr. Unsec’d. Notes
1.700%	03/30/24		EUR	115	$148,655
Medtronic Global Holdings SCA,
Gtd. Notes
0.000%	10/15/25		EUR	161	197,462
0.375%	03/07/23		EUR	290	358,637
Gtd. Notes, EMTN
0.000%	12/02/22		EUR	1,130	1,386,307
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.000%	04/15/25		EUR	185	245,345

					3,189,232

Healthcare-Services — 0.7%
Centene Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26			850	898,781
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			840	943,959
5.375%	09/01/26			280	321,341
5.875%	02/15/26			865	996,141
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27			250	265,995
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25			168	170,934

					3,597,151

Home Builders — 0.4%
KB Home,
Gtd. Notes
7.625%	05/15/23	(a)		1,100	1,215,553
Lennar Corp.,
Gtd. Notes
5.250%	06/01/26	(a)		695	824,805
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27	(a)		343	404,779

					2,445,137

Insurance — 0.2%
Aon PLC,
Gtd. Notes
2.800%	03/15/21			485	486,301
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
1.349%	09/21/26		EUR	235	306,622
Vigorous Champion International Ltd. (China),
Gtd. Notes, EMTN
2.750%	06/02/25			215	221,946
Willis Towers Watson PLC,
Gtd. Notes
5.750%	03/15/21			282	284,832

					1,299,701

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet — 0.4%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22			1,055	$1,085,665
Netflix, Inc.,
Sr. Unsec’d. Notes
5.875%	02/15/25	(a)		500	573,815
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
2.390%	06/03/30			200	205,147
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25			122	138,584

					2,003,211

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.375%	12/15/25			250	258,979

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25			90	95,152
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25			55	58,534
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30			80	89,216

					242,902

Lodging — 0.4%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27			745	785,267
Marriott International, Inc.,
Sr. Unsec’d. Notes
2.875%	03/01/21			1,245	1,246,991
MGM Resorts International,
Gtd. Notes
7.750%	03/15/22			250	266,409

					2,298,667

Machinery-Diversified — 0.1%
Atlas Copco AB (Sweden),
Sr. Unsec’d. Notes, EMTN
2.500%	02/28/23		EUR	390	504,512
KION Group AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	09/24/25		EUR	200	252,122

					756,634

Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27			850	901,306

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24			76	$84,373
4.908%	07/23/25			1,000	1,162,618
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26			450	468,377
Informa PLC (United Kingdom),
Gtd. Notes, EMTN
1.500%	07/05/23		EUR	400	501,395
2.125%	10/06/25		EUR	250	321,818
RELX Finance BV (United Kingdom),
Gtd. Notes
0.000%	03/18/24		EUR	120	147,042
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24			250	259,149
5.375%	07/15/26	(a)		450	470,155
Sky Ltd. (United Kingdom),
Gtd. Notes, EMTN
1.500%	09/15/21		EUR	225	278,368
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	04/01/24			255	278,401
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27			200	212,352
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27			500	524,051

					5,609,405

Mining — 0.2%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.125%	04/15/21			200	201,669
Glencore Funding LLC (Australia),
Gtd. Notes
3.875%	10/27/27			235	265,535
Gold Fields Orogen Holdings BVI Ltd. (South Africa),
Gtd. Notes, 144A
5.125%	05/15/24			200	219,552
Nexa Resources SA (Peru),
Gtd. Notes, 144A
5.375%	05/04/27			200	222,783

					909,539

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
0.000%	09/05/21		EUR	550	673,743
0.000%	02/20/23		EUR	300	368,428
0.375%	09/06/23		EUR	400	497,696

					1,539,867

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.3%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.125%	05/01/25			1,300	$1,360,190

Oil & Gas — 1.4%
BPRL International Singapore Pte Ltd. (India),
Gtd. Notes, EMTN
4.375%	01/18/27			200	212,003
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	(a)		600	630,087
4.750%	05/31/25	(a)		700	787,235
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26			240	276,055
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26			250	256,383
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
0.142%	06/26/24		EUR	610	752,490
Indian Oil Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.750%	01/16/24			200	216,085
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.750%	06/30/23			145	154,577
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/23			645	700,568
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24			180	173,518
ONGC Videsh Vankorneft Pte Ltd. (India),
Gtd. Notes
3.750%	07/27/26			200	216,753
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24			760	813,217
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
9.250%	05/15/25			250	246,888
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
3.100%	08/27/30			211	225,754
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25			103	116,433
7.375%	01/17/27			100	124,051
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	(a)		370	367,923
6.840%	01/23/30			110	114,588
Gtd. Notes, MTN
6.875%	08/04/26			120	131,040
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30			200	230,389

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30			220	$223,755
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24			275	292,085
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
2.150%	05/13/25			200	205,756
Total Capital International SA (France),
Gtd. Notes, EMTN
0.250%	07/12/23		EUR	300	371,840

					7,839,473

Oil & Gas Services — 0.0%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	(a)		32	35,886
Schlumberger Finance Canada Ltd.,
Gtd. Notes
1.400%	09/17/25			215	221,107

					256,993

Packaging & Containers — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26			350	365,354
Ball Corp.,
Gtd. Notes
5.250%	07/01/25	(a)		872	994,330
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26			250	259,410
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24	(a)		355	390,241
SIG Combibloc PurchaseCo Sarl (Luxembourg),
Gtd. Notes
1.875%	06/18/23		EUR	485	612,037
2.125%	06/18/25		EUR	100	128,500
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25			245	272,734

					3,022,606

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.250%	06/01/24		EUR	100	127,057
1.500%	11/15/23		EUR	410	523,078
2.950%	11/21/26			1,275	1,411,716
Bayer Capital Corp. BV (Germany),
Gtd. Notes
1.500%	06/26/26		EUR	200	261,479
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.401%	05/24/23		EUR	100	126,001

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27			605	$608,790
Merck Financial Services GmbH (Germany),
Gtd. Notes, EMTN
0.005%	12/15/23		EUR	500	613,849
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21			111	112,381
Upjohn Finance BV,
Gtd. Notes
0.816%	06/23/22		EUR	370	458,157

					4,242,508

Pipelines — 1.5%
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25			250	274,658
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25			360	380,759
3.600%	02/01/23			370	386,986
4.250%	03/15/23		2,385		2,533,118
4.500%	04/15/24			132	144,478
5.875%	01/15/24			600	673,774
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21	(a)		400	401,927
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23			250	262,321
GNL Quintero SA (Chile),
Sr. Unsec’d. Notes
4.634%	07/31/29			210	233,876
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24			167	186,413
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21			745	747,260
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26			395	408,488
3.500%	12/01/22			535	561,974
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.750%	05/15/24			497	568,624
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24			200	223,586
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.875%	04/15/26	(a)		350	367,655
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.750%	10/16/23			130	140,917

					8,496,814

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate — 0.3%
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
5.625%	12/15/26			200	$224,589
Esic Sukuk Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.939%	07/30/24			200	207,047
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25			400	412,302
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
5.600%	07/15/26			200	219,083
Vonovia Finance BV (Germany),
Gtd. Notes, EMTN
0.125%	04/06/23		EUR	300	368,803
1.625%	04/07/24		EUR	200	257,382

					1,689,206

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.,
Sr. Unsec’d. Notes
1.950%	05/22/26		EUR	190	252,907
2.400%	03/15/25			370	394,051
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25			885	903,541
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
1.450%	01/22/27		EUR	100	123,657
Digital Dutch Finco BV,
Gtd. Notes
0.625%	07/15/25		EUR	490	613,123
Equinix, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25	(a)		600	602,049
1.250%	07/15/25	(a)		565	575,910
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24			875	949,640
Simon International Finance SCA,
Gtd. Notes
1.375%	11/18/22		EUR	210	262,491
Trust Fibra Uno (Mexico),
Sr. Unsec’d. Notes,
144A 4.869%	01/15/30			210	239,673
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26			900	934,273

					5,851,315

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes,
144A 5.750%	04/15/25	(a)		350	375,221

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24	(a)		540	$584,135
Broadcom, Inc.,
Gtd. Notes
3.625%	10/15/24			600	658,806
4.700%	04/15/25		1,350		1,547,806
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25	(a)		350	369,957
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
2.700%	05/01/25			50	53,749
3.875%	06/18/26			500	571,846

					3,786,299

Software — 0.6%
Amadeus Capital Markets SA (Spain),
Gtd. Notes, EMTN
1.625%	11/17/21		EUR	200	246,955
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27			500	528,574
Dassault Systemes SE (France),
Sr. Unsec’d. Notes
0.000%	09/16/22		EUR	500	613,488
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26			210	225,750
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR	545	679,236
Sr. Unsec’d. Notes
0.125%	12/03/22		EUR	430	528,059
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26			250	262,928

					3,084,990

Telecommunications — 1.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.050%	09/05/23		EUR	270	339,591
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes
4.375%	06/10/25			200	217,928
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26	(a)		650	670,837
Orange SA (France),
Sr. Unsec’d. Notes, EMTN
0.750%	09/11/23		EUR	500	625,749
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23			815	943,099

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23			82	$82,316
4.738%	09/20/29			860	933,626
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			250	272,347
Telenor ASA (Norway),
Sr. Unsec’d. Notes, EMTN
0.000%	09/25/23		EUR	140	172,069
Telesat Canada/Telesat LLC (Canada),
Sr. Sec’d. Notes, 144A
4.875%	06/01/27			250	258,698
Telstra Corp. Ltd. (Australia),
Gtd. Notes, EMTN
3.500%	09/21/22		EUR	300	389,981
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
1.500%	02/15/26			243	248,923
VEON Holdings BV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27			200	205,955
4.000%	04/09/25			200	211,802
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	01/20/31			545	542,837
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)		250	262,568

					6,378,326

Transportation — 0.0%
Yunda Holding Investment Ltd. (China),
Gtd. Notes
2.250%	08/19/25			209	208,636

Trucking & Leasing — 0.2%
CMB International Leasing Management Ltd. (China),
Sr. Unsec’d. Notes, EMTN
1.875%	08/12/25			207	205,154
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25			570	575,461
2.700%	11/01/24			240	256,882

					1,037,497

Water — 0.1%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
0.672%	03/30/22		EUR	400	493,186

TOTAL CORPORATE BONDS (cost $150,697,132)					157,536,099

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS — 0.3%
South Carolina — 0.3%
South Carolina Public Service Authority,
Revenue Bonds, Series E
3.722%	12/01/23		732	$793,876
Taxable, Revenue Bonds, Series D
2.388%	12/01/23		850	889,406

				1,683,282

Virginia — 0.0%
County of Loudoun VA,
General Obligation Unlimited, Series A
5.000%	12/01/30		95	129,761

TOTAL MUNICIPAL BONDS (cost $1,667,929)				1,813,043

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.2%
Alternative Loan Trust,
Series 2003-J03, Class 2A1
6.250%	12/25/33		9	9,646
Banc of America Alternative Loan Trust,
Series 2007-01, Class 1A1
4.520%(cc)	04/25/22		108	102,949
Banc of America Funding Trust,
Series 2004-A, Class 1A3
2.809%(cc)	09/20/34		37	37,385
Series 2005-D, Class A1
3.506%(cc)	05/25/35		60	61,454
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A
5.250%	04/26/37		325	270,932
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-01, Class 6A1
3.637%(cc)	04/25/33		10	10,789
Series 2003-08, Class 2A1
1.424%(cc)	01/25/34		86	88,136
Series 2003-09, Class 2A1
3.022%(cc)	02/25/34		49	49,193
Series 2004-08, Class 13A1
3.176%(cc)	11/25/34		1,274	1,079,374
Bear Stearns ALT-A Trust,
Series 2005-10, Class 24A1
2.729%(cc)	01/25/36		851	872,034
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-06, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.100% (Cap 9.744%, Floor 2.100%)
2.220%(c)	09/25/35		107	108,569
Series 2005-06, Class A3, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.800% (Cap 10.972%, Floor 1.800%)
1.940%(c)	09/25/35		20	19,599
CMF PLC (United Kingdom),
Series 2020-01, Class B, 1 Month Sterling Overnight Index Average + 1.000% (Cap N/A, Floor 0.000%)
1.053%(c)	01/16/57	GBP	220	289,389
Series 2020-01, Class C, 1 Month Sterling Overnight Index Average + 1.250% (Cap N/A, Floor 0.000%)
1.303%(c)	01/16/57	GBP	100	130,675

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.680%)
0.828%(c)	02/25/35		250	$231,854
Series 2004-J09, Class 2A5
5.500%	01/25/35		286	293,496
Series 2005-03, Class 2A1, 1 Month LIBOR + 0.580% (Cap N/A, Floor 0.480%)
0.728%(c)	04/25/35		268	250,505
Series 2005-11, Class 3A1
2.627%(cc)	04/25/35		408	353,788
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR15, Class 2A1
3.357%(cc)	06/25/33		170	168,287
Fannie Mae REMICS,
Series 1996-39, Class H
8.000%	11/25/23		3	2,844
Series 2004-11, Class A, 1 Month LIBOR + 0.120% (Cap 10.000%, Floor 0.120%)
0.268%(c)	03/25/34		44	43,458
Series 2006-05, Class 3A2
2.742%(cc)	05/25/35		45	45,342
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	06/25/50		166	166,222
FHLMC Structured Pass-Through Certificates,
Series T-57, Class 1A1
6.500%	07/25/43		670	831,045
Series T-59, Class 1A2
7.000%	10/25/43		432	520,567
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)
2.009%(c)	07/25/44		363	366,622
Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.809%(c)	10/25/44		1,331	1,356,697
Finsbury Square PLC (United Kingdom),
Series 2020-01A, Class C, 144A, 3 Month Sterling Overnight Index Average + 1.350% (Cap N/A, Floor 0.000%)
1.404%(c)	03/16/70	GBP	100	134,342
Freddie Mac REMICS,
Series 4459, Class BN
3.000%	08/15/43		862	925,268
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
0.657%(c)	08/25/60		627	626,884
GreenPoint Mortgage Funding Trust,
Series 2005-AR02, Class A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.608%(c)	06/25/45		161	133,624
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ04, Class A2, 144A
3.000%(cc)	01/25/51		750	772,300

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2004-07, Class 1A1
3.071%(cc)	06/25/34		21	$20,861
Series 2005-AR07, Class 5A1
3.061%(cc)	11/25/35		189	177,985
Harborview Mortgage Loan Trust,
Series 2004-06, Class 3A2A
3.333%(cc)	08/19/34		347	341,986
JPMorgan Mortgage Trust,
Series 2006-A02, Class 5A1
2.530%(cc)	11/25/33		73	75,177
Series 2007-A01, Class 3A3
3.468%(cc)	07/25/35		100	100,349
Series 2020-07, Class A3, 144A
3.000%(cc)	01/25/51		634	652,560
Series 2020-LTV01, Class A11, 144A, 1 Month LIBOR + 1.000% (Cap 6.000%, Floor 0.000%)
1.150%(c)	06/25/50		547	547,731
Lanark Master Issuer PLC (United Kingdom),
Series 2019-01A, Class 1A1, 144A, 3 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
1.026%(c)	12/22/69		535	534,566
Lanebrook Mortgage Transaction PLC (United Kingdom),
Series 2020-01, Class C, 3 Month Sterling Overnight Index 2.250% (Cap N/A, Floor Average + 0.000%)
2.304%(c)	06/12/57	GBP	280	382,846
New Residential Mortgage Loan Trust,
Series 2016-03A, Class A1B, 144A
3.250%(cc)	09/25/56		266	280,214
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		839	907,556
Series 2020-01A, Class A1B, 144A
3.500%(cc)	10/25/59		1,210	1,291,881
Reperforming Loan REMIC Trust,
Series 2003-R04, Class 2A, 144A
4.874%(cc)	01/25/34		135	136,316
Series 2004-R1, Class 2A, 144A
6.500%	11/25/34		39	38,862
Series 2005-R02, Class 1AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
0.488%(c)	06/25/35		434	406,659
Residential Mortgage Securities PLC (United Kingdom),
Series 32X, Class C, 3 Month Sterling Overnight Index Average + 2.200% (Cap N/A, Floor 0.000%)
2.254%(c)	06/20/70	GBP	1,130	1,559,688
Seasoned Credit Risk Transfer Trust,
Series 2018-02, Class MA
3.500%	11/25/57		971	1,048,960
Series 2019-04, Class MA
3.000%	02/25/59		1,417	1,511,395
Sequoia Mortgage Trust,
Series 2017-CH02, Class A10, 144A
4.000%(cc)	12/25/47		254	255,514
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55		675	674,438

Interest Rate	Maturity Date		Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.652%(c)	07/19/35			153	$147,018
Tower Bridge Funding PLC (United Kingdom),
Series 2020-01, Class C, 3 Month Sterling Overnight Index Average + 2.450% (Cap N/A, Floor 0.000%)
2.505%(c)	09/20/63		GBP	100	137,254
Series 2020-01, Class D, 3 Month Sterling Overnight Index Average + 3.450% (Cap N/A, Floor 0.000%)
3.505%(c)	09/20/63		GBP	120	165,324
Twin Bridges PLC (United Kingdom),
Series 2020-01, Class C, 3 Month Sterling Overnight Index Average + 2.250% (Cap N/A, Floor 0.000%)
2.303%(c)	12/14/54		GBP	225	308,484
Series 2020-01, Class D, 3 Month Sterling Overnight Index Average + 3.000% (Cap N/A, Floor 0.000%)
3.053%(c)	12/14/54		GBP	225	307,371
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR06, Class 2A1A, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.608%(c)	04/25/45			317	319,552
Series 2006-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.609%(c)	08/25/46			226	215,326
Wells Fargo Mortgage Backed Securities Trust,
Series 2020-RR01, Class A1, 144A
3.000%(cc)	05/25/50			459	473,622

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $22,992,535)					23,372,764

SOVEREIGN BONDS — 6.1%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.625%	01/13/28	(a)		200	224,021
4.875%	01/22/21			200	200,073
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.400%	12/15/22		CAD	30,500	24,955,071
CBB International Sukuk Co. 7 SPC (Bahrain),
Sr. Unsec’d. Notes
6.875%	10/05/25			200	232,268
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31			413	442,248
3.240%	02/06/28			280	317,461
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27			200	222,642
4.000%	02/26/24			200	216,324
4.500%	01/28/26			200	226,633
4.500%	03/15/29			200	231,673
8.125%	05/21/24			200	245,258
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32			150	166,252

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
6.125%	01/31/22	340	$354,887
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26	200	217,136
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN
3.750%	04/25/22	200	208,257
4.750%	01/08/26	200	233,837
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30	200	220,692
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31	474	486,451
4.500%	04/22/29	200	234,709
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	240	275,740
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.875%	03/17/28	200	229,591
4.000%	09/22/24	200	221,667
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31	200	241,724
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.862%	12/01/32	70	70,830
2.392%	01/23/26	372	396,929
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.750%	01/14/29	245	285,757
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	04/23/28	390	472,202
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29	260	308,411
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31	142	152,279
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.750%	05/27/26	200	231,002
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
4.000%	04/17/25	200	223,596
Sharjah Sukuk Program Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.942%	06/10/27	220	228,385
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/27	140	158,764
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	125	147,822

TOTAL SOVEREIGN BONDS (cost $32,127,413)			33,280,592

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	1,637	$1,729,380
4.000%	02/01/34	503	544,033
4.000%	02/01/34	591	648,079
4.000%	03/01/34	539	598,951
4.500%	07/01/47	120	133,825
4.500%	03/01/49	3,136	3,512,359
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.225% (Cap 9.600%, Floor 2.225%)
2.713%(c)	01/01/34	8	8,738
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.335% (Cap 13.213%, Floor 2.335%)
2.460%(c)	12/01/26	6	5,582
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.401% (Cap 12.290%, Floor 2.401%)
3.467%(c)	07/01/29	15	15,086
Federal National Mortgage Assoc.
2.500%	11/01/31	83	87,506
2.500%	11/01/31	4,356	4,622,149
2.500%	04/01/32	24	24,817
3.000%	07/01/27	13	13,337
3.000%	02/01/30	542	580,648
3.000%	05/01/30	12	12,975
3.000%	09/01/30	1,082	1,157,797
3.000%	11/01/30	11	11,619
3.000%	12/01/30	19	19,941
3.000%	04/01/31	14	15,196
3.000%	12/01/31	73	77,988
3.000%	09/01/32	66	70,670
3.000%	11/01/32	693	739,619
3.000%	01/01/33	117	122,892
3.000%	01/01/33	597	639,799
3.000%	01/01/33	603	643,582
3.000%	11/01/33	586	637,165
3.500%	04/01/34	44	48,614
3.500%	04/01/34	234	257,762
4.000%	04/01/33	541	582,327
4.000%	06/01/33	389	419,347
4.000%	09/01/33	134	149,124
4.000%	09/01/33	3,600	3,827,542
4.000%	02/01/34	196	215,311
4.000%	03/01/34	15	16,634
4.000%	03/01/34	109	117,290
4.000%	03/01/34	112	119,578
4.000%	12/01/41	233	255,444
4.500%	06/01/39	13	15,153
4.500%	08/01/40	31	34,326
4.500%	02/01/41	42	47,623
4.500%	12/01/41	125	140,806
4.500%	03/01/47	382	421,681
4.500%	05/01/47	1,229	1,359,170
4.500%	07/01/47	145	161,523
4.500%	11/01/47	1,397	1,553,070
4.500%	06/01/48	173	196,273
4.500%	11/01/48	538	602,182
4.500%	02/01/49	1,521	1,743,652
4.500%	04/01/49	413	474,878

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.270% (Cap 9.520%, Floor 2.270%)
3.770%(c)	04/01/32		4	$4,123
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.278% (Cap 11.982%, Floor 2.278%)
2.403%(c)	12/01/29		17	17,058
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 7.768%, Floor 1.590%)
2.714%(c)	06/01/45		1,623	1,683,043
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 8.121%, Floor 1.590%)
3.121%(c)	06/01/45		1,068	1,115,214
Federal National Mortgage Assoc., 6 Month LIBOR + 1.345% (Cap 9.431%, Floor 1.345%)
2.313%(c)	01/01/25		1	601
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250% (Cap 15.000%, Floor 5.000%)
5.000%(c)	04/01/24		2	1,629
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 10.500%, Floor 1.500%)
3.000%(c)	01/20/26		12	12,416
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 11.000%, Floor 1.500%)
2.875%(c)	06/20/26		7	7,464
3.125%(c)	11/20/29		32	33,141
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 11.500%, Floor 1.500%)
2.875%(c)	05/20/24		9	9,284
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 12.000%, Floor 2.000%)
2.250%(c)	07/20/24		2	1,545

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $30,674,858)				32,318,561

U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Notes
0.125%	05/31/22		6,685	6,685,783
0.125%	08/31/22		1,000	1,000,000
0.125%	07/15/23	(h)	14,000	13,991,250
0.125%	09/15/23		6,000	5,995,313
0.125%	10/15/23		3,500	3,497,266
0.125%	12/15/23		13,000	12,983,750
0.250%	11/15/23	(a)(h)	17,000	17,045,156
0.500%	03/15/23	(a)(h)	8,500	8,568,398
2.000%	10/31/21		3,600	3,655,688

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,369,487)				73,422,604

			Shares

EXCHANGE-TRADED FUND — 4.5%
iShares 0-5 Year High Yield Corporate Bond ETF(a) (cost $23,527,139)			540,050	24,539,872

TOTAL LONG-TERM INVESTMENTS (cost $482,326,170)				495,293,100

			Shares	Value

SHORT-TERM INVESTMENTS — 16.6%

AFFILIATED MUTUAL FUNDS — 10.9%
PGIM Core Ultra Short Bond Fund(w)			21,848,065	$21,848,065
PGIM Institutional Money Market Fund (cost $37,884,044; includes $37,876,886 of cash collateral for securities on loan)(b)(w)			37,901,576	37,882,625

TOTAL AFFILIATED MUTUAL FUNDS (cost $59,732,109)				59,730,690

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATE OF DEPOSIT(n) — 0.4%
Sumitomo Mitsui Banking Corp. 144A,
0.267%	02/10/21	CAD	3,000	2,356,234

(cost $2,358,252)

COMMERCIAL PAPER(n) — 0.8%
General Motors Financial Co., Inc. 144A,
0.600%	01/04/21		3,000	2,999,841
0.751%	02/17/21		1,400	1,398,704

TOTAL COMMERCIAL PAPER (cost $4,398,479)				4,398,545

FOREIGN TREASURY OBLIGATIONS(n) — 4.4%
Canadian Treasury Bills
0.235%	01/08/21	CAD	4,500	3,535,058
Japan Treasury Bills
(0.120)%	02/25/21	JPY	1,000,000	9,686,414
United Kingdom Treasury Bills
(0.096)%	01/29/21	GBP	8,000	10,940,685

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $23,635,119)				24,162,157

OPTIONS PURCHASED*~ — 0.1%
(cost $926,684)				851,089

TOTAL SHORT-TERM INVESTMENTS (cost $91,050,643)				91,498,715

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—106.6% (cost $573,376,813)				586,791,815

OPTIONS WRITTEN*~ — (0.3)%
(premiums received $1,940,655)				(1,935,676)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—106.3% (cost $571,436,158)				584,856,139
Liabilities in excess of other assets(z) — (6.3)%				(34,797,272)

NET ASSETS — 100.0%				$550,058,867

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,133,113; cash collateral of $37,876,886 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures (cost $19,320)	Put	01/22/21	$137.50	52	52	$14,625

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 11/27/25	Call	JPMorgan Chase Bank, N.A.	11/25/24	0.82%	0.82%(S)	3 Month LIBOR(Q)	7,060	$26,901
1- Year Interest Rate Swap, 12/04/25	Call	Bank of America, N.A.	12/02/24	0.87%	0.87%(S)	3 Month LIBOR(Q)	7,080	28,771
10- Year Interest Rate Swap, 02/27/35	Call	Citibank, N.A.	02/25/25	1.49%	1.49%(S)	3 Month LIBOR(Q)	1,010	46,296
10- Year Interest Rate Swap, 06/06/35	Call	Goldman Sachs International	06/04/25	1.28%	1.28%(S)	3 Month LIBOR(Q)	450	16,608
10- Year Interest Rate Swap, 06/09/35	Call	Bank of America, N.A.	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	1,590	68,412
10- Year Interest Rate Swap, 06/09/35	Call	Citibank, N.A.	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	2,900	125,161
10- Year Interest Rate Swap, 06/09/35	Call	UBS AG	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	450	19,362
10- Year Interest Rate Swap, 01/19/50	Call	JPMorgan Chase Bank, N.A.	01/17/40	2.07%	2.07%(S)	3 Month LIBOR(Q)	780	67,634
1- Year Interest Rate Swap, 11/27/25	Put	JPMorgan Chase Bank, N.A.	11/25/24	0.82%	3 Month LIBOR(Q)	0.82%(S)	7,060	26,804
1- Year Interest Rate Swap, 12/04/25	Put	Bank of America, N.A.	12/02/24	0.87%	3 Month LIBOR(Q)	0.87%(S)	7,080	25,615
10- Year Interest Rate Swap, 02/27/35	Put	Citibank, N.A.	02/25/25	1.49%	3 Month LIBOR(Q)	1.49%(S)	1,010	48,700

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 06/06/35	Put	Goldman Sachs International	06/04/25	1.28%	3 Month LIBOR(Q)	1.28%(S)	450	$ 27,610
10- Year Interest Rate Swap, 06/09/35	Put	Bank of America, N.A.	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	1,590	85,716
10- Year Interest Rate Swap, 06/09/35	Put	Citibank, N.A.	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	2,900	155,910
10- Year Interest Rate Swap, 06/09/35	Put	UBS AG	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	450	24,259
10- Year Interest Rate Swap, 01/19/50	Put	JPMorgan Chase Bank, N.A.	01/17/40	2.07%	3 Month LIBOR(Q)	2.07%(S)	780	42,705

Total OTC Swaptions (cost $907,364)								$836,464

Total Options Purchased (cost $926,684)								$851,089

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures (premiums received $5,856)	Put	01/22/21	$136.50	52	52	$(4,063)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2- Year Interest Rate Swap, 01/27/23	Call	Bank of America, N.A.	01/25/21	1.45%	3 Month LIBOR(Q)	1.45%(S)		9,720	$(244,988)
5- Year Interest Rate Swap, 01/21/26	Call	Deutsche Bank AG	01/19/21	0.48%	3 Month LIBOR(Q)	0.48%(S)		3,170	(9,182)
5- Year Interest Rate Swap, 04/06/27	Call	Barclays Bank PLC	04/04/22	(0.12)%	6 Month EURIBOR(S)	(0.12)%(A)	EUR	1,950	(31,529)
5- Year Interest Rate Swap, 04/11/27	Call	Barclays Bank PLC	04/07/22	(0.02)%	6 Month EURIBOR(S)	(0.02)%(A)	EUR	2,240	(45,406)
5- Year Interest Rate Swap, 04/11/27	Call	BNP Paribas S.A.	04/07/22	(0.02)%	6 Month EURIBOR(S)	(0.02)%(A)	EUR	1,380	(35,258)
10- Year Interest Rate Swap, 04/21/31	Call	Morgan Stanley & Co. International PLC	04/19/21	0.74%	3 Month LIBOR(Q)	0.74%(S)		1,420	(6,965)
10- Year Interest Rate Swap, 05/17/31	Call	Bank of America, N.A.	05/13/21	0.69%	3 Month LIBOR(Q)	0.69%(S)		2,880	(12,970)

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 06/04/31	Call	Deutsche Bank AG	06/02/21	0.75%	3 Month LIBOR(Q)	0.75%(S)	1,920	$(12,451)
10- Year Interest Rate Swap, 06/29/31	Call	Bank of America, N.A.	06/25/21	0.74%	3 Month LIBOR(Q)	0.74%(S)	990	(6,941)
10- Year Interest Rate Swap, 06/01/31	Call	BNP Paribas S.A.	06/29/21	0.72%	3 Month LIBOR(Q)	0.72%(S)	990	(6,408)
10- Year Interest Rate Swap, 07/16/31	Call	Bank of America, N.A.	07/14/21	0.67%	3 Month LIBOR(Q)	0.67%(S)	1,010	(5,834)
10- Year Interest Rate Swap, 07/16/31	Call	Bank of America, N.A.	07/14/21	0.67%	3 Month LIBOR(Q)	0.67%(S)	1,620	(9,357)
10- Year Interest Rate Swap, 10/04/31	Call	Bank of America, N.A.	09/30/21	0.45%	3 Month LIBOR(Q)	0.45%(S)	1,310	(5,140)
10- Year Interest Rate Swap, 10/08/31	Call	Deutsche Bank AG	10/06/21	0.93%	3 Month LIBOR(Q)	0.93%(S)	807	(12,639)
10- Year Interest Rate Swap, 01/20/32	Call	Bank of America, N.A.	01/18/22	1.65%	3 Month LIBOR(Q)	1.65%(S)	1,090	(67,750)
10- Year Interest Rate Swap, 01/20/32	Call	JPMorgan Chase Bank, N.A.	01/18/22	1.65%	3 Month LIBOR(Q)	1.65%(S)	3,300	(205,115)
10- Year Interest Rate Swap, 10/13/32	Call	Deutsche Bank AG	10/11/22	1.06%	3 Month LIBOR(Q)	1.06%(S)	1,125	(28,063)
10- Year Interest Rate Swap, 12/19/32	Call	Barclays Bank PLC	12/15/22	1.23%	3 Month LIBOR(Q)	1.23%(S)	2,015	(65,431)
10- Year Interest Rate Swap, 12/20/32	Call	Goldman Sachs International	12/16/22	1.23%	3 Month LIBOR(Q)	1.23%(S)	1,008	(33,088)
10- Year Interest Rate Swap, 12/20/32	Call	Goldman Sachs International	12/16/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	1,008	(33,719)
10- Year Interest Rate Swap, 01/04/33	Call	Citibank, N.A.	12/30/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	1,110	(37,625)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2- Year Interest Rate Swap, 01/20/23	Put	Bank of America, N.A.	01/18/21	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	24,610	$—
2- Year Interest Rate Swap, 01/20/23	Put	BNP Paribas S.A.	01/18/21	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	8,120	—
2- Year Interest Rate Swap, 01/27/23	Put	Bank of America, N.A.	01/25/21	1.45%	1.45%(S)	3 Month LIBOR(Q)		9,720	—
5- Year Interest Rate Swap, 01/21/26	Put	Deutsche Bank AG	01/19/21	0.48%	0.48%(S)	3 Month LIBOR(Q)		3,170	(2,351)
5- Year Interest Rate Swap, 09/07/26	Put	Deutsche Bank AG	09/03/21	0.60%	0.60%(S)	3 Month LIBOR(Q)		4,070	(22,872)
5- Year Interest Rate Swap, 04/06/27	Put	Barclays Bank PLC	04/04/22	(0.12)%	(0.12)%(A)	6 Month EURIBOR(S)	EUR	1,950	(5,189)
5- Year Interest Rate Swap, 04/11/27	Put	Barclays Bank PLC	04/07/22	(0.02)%	(0.02)%(A)	6 Month EURIBOR(S)	EUR	2,240	(3,416)
5- Year Interest Rate Swap, 04/11/27	Put	BNP Paribas S.A.	04/07/22	(0.02)%	(0.02%)(A)	6 Month EURIBOR(S)	EUR	1,380	(2,716)
10- Year Interest Rate Swap, 04/21/31	Put	Morgan Stanley & Co. International PLC	04/19/21	0.74%	0.74%(S)	3 Month LIBOR(Q)		1,420	(38,260)
10- Year Interest Rate Swap, 05/17/31	Put	Bank of America, N.A.	05/13/21	0.69%	0.69%(S)	3 Month LIBOR(Q)		2,880	(95,880)
10- Year Interest Rate Swap, 06/03/31	Put	Bank of America, N.A.	06/01/21	1.00%	1.00%(S)	3 Month LIBOR(Q)		4,080	(60,754)
10- Year Interest Rate Swap, 06/04/31	Put	Deutsche Bank AG	06/02/21	0.75%	0.75%(S)	3 Month LIBOR(Q)		1,920	(57,634)
10- Year Interest Rate Swap, 06/15/31	Put	Bank of America, N.A.	06/11/21	1.05%	1.05%(S)	3 Month LIBOR(Q)		960	(12,932)
10- Year Interest Rate Swap, 06/29/31	Put	Bank of America, N.A.	06/25/21	0.74%	0.74%(S)	3 Month LIBOR(Q)		990	(31,673)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 06/01/31	Put	BNP Paribas S.A.	06/29/21	0.72%	0.72%(S)	3 Month LIBOR(Q)	990	$(33,828)
10- Year Interest Rate Swap, 07/16/31	Put	Bank of America, N.A.	07/14/21	0.67%	0.67%(S)	3 Month LIBOR(Q)	1,010	(39,331)
10- Year Interest Rate Swap, 07/16/31	Put	Bank of America, N.A.	07/14/21	0.67%	0.67%(S)	3 Month LIBOR(Q)	1,620	(63,085)
10- Year Interest Rate Swap, 07/16/31	Put	Citibank, N.A.	07/14/21	1.10%	1.10%(S)	3 Month LIBOR(Q)	620	(8,378)
10- Year Interest Rate Swap, 07/20/31	Put	Citibank, N.A.	07/16/21	1.10%	1.10%(S)	3 Month LIBOR(Q)	640	(8,753)
10- Year Interest Rate Swap, 08/06/31	Put	Barclays Bank PLC	08/04/21	0.95%	0.95%(S)	3 Month LIBOR(Q)	880	(19,017)
10- Year Interest Rate Swap, 08/09/31	Put	Bank of America, N.A.	08/05/21	0.95%	0.95%(S)	3 Month LIBOR(Q)	2,880	(62,640)
10- Year Interest Rate Swap, 08/09/31	Put	Deutsche Bank AG	08/05/21	0.95%	0.95%(S)	3 Month LIBOR(Q)	960	(20,880)
10- Year Interest Rate Swap, 10/04/31	Put	Bank of America, N.A.	09/30/21	1.45%	1.45%(S)	3 Month LIBOR(Q)	2,620	(20,471)
10- Year Interest Rate Swap, 10/08/31	Put	Deutsche Bank AG	10/06/21	0.93%	0.93%(S)	3 Month LIBOR(Q)	807	(21,420)
10- Year Interest Rate Swap, 11/08/31	Put	Goldman Sachs International	11/04/21	1.15%	1.15%(S)	3 Month LIBOR(Q)	2,995	(53,196)
10- Year Interest Rate Swap, 01/12/32	Put	Bank of America, N.A.	01/10/22	1.15%	1.15%(S)	3 Month LIBOR(Q)	570	(11,919)
10- Year Interest Rate Swap, 01/20/32	Put	Bank of America, N.A.	01/18/22	2.15%	2.15%(S)	3 Month LIBOR(Q)	1,090	(3,005)
10- Year Interest Rate Swap, 01/20/32	Put	JPMorgan Chase Bank, N.A.	01/18/22	2.15%	2.15%(S)	3 Month LIBOR(Q)	3,300	(9,096)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 02/01/32	Put	Bank of America, N.A.	01/28/22	1.95%	1.95%(S)	3 Month LIBOR(Q)	540	$(2,323)
10- Year Interest Rate Swap, 02/01/32	Put	Morgan Stanley & Co. International PLC	01/28/22	1.95%	1.95%(S)	3 Month LIBOR(Q)	1,640	(7,055)
10- Year Interest Rate Swap, 02/24/32	Put	Bank of America, N.A.	02/22/22	1.85%	1.85%(S)	3 Month LIBOR(Q)	1,180	(6,862)
10- Year Interest Rate Swap, 02/24/32	Put	Bank of America, N.A.	02/22/22	1.85%	1.85%(S)	3 Month LIBOR(Q)	1,180	(6,862)
10- Year Interest Rate Swap, 03/02/32	Put	Deutsche Bank AG	02/28/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	1,100	(10,701)
10- Year Interest Rate Swap, 03/07/32	Put	Deutsche Bank AG	03/03/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	1,100	(10,830)
10- Year Interest Rate Swap, 03/08/32	Put	Bank of America, N.A.	03/04/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	2,430	(23,986)
10- Year Interest Rate Swap, 03/08/32	Put	Barclays Bank PLC	03/04/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	1,090	(10,759)
10- Year Interest Rate Swap, 03/08/32	Put	Deutsche Bank AG	03/04/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	1,730	(17,077)
10- Year Interest Rate Swap, 10/13/32	Put	Deutsche Bank AG	10/11/22	1.06%	1.06%(S)	3 Month LIBOR(Q)	1,125	(42,957)
10- Year Interest Rate Swap, 12/19/32	Put	Barclays Bank PLC	12/15/22	1.23%	1.23%(S)	3 Month LIBOR(Q)	2,015	(66,513)
10- Year Interest Rate Swap, 12/20/32	Put	Goldman Sachs International	12/16/22	1.23%	1.23%(S)	3 Month LIBOR(Q)	1,008	(32,933)
10- Year Interest Rate Swap, 12/20/32	Put	Goldman Sachs International	12/16/22	1.25%	1.25%(S)	3 Month LIBOR(Q)	1,008	(32,355)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 01/04/33	Put	Citibank, N.A.	12/30/22	1.25%	1.25%(S)	3 Month LIBOR(Q)	1,110	$(35,845)

Total OTC Swaptions (premiums received $1,934,799)								$(1,931,613)

Total Options Written (premiums received $1,940,655)								$(1,935,676)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
753	2 Year U.S. Treasury Notes	Mar. 2021	$166,395,351	$139,037

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2021	441,953	(369)
85	5 Year Euro-Bobl	Mar. 2021	14,037,125	409
390	5 Year U.S. Treasury Notes	Mar. 2021	49,203,983	(101,612)
1	10 Year Euro-Bund	Mar. 2021	217,014	(526)
78	10 Year U.S. Treasury Notes	Mar. 2021	10,770,094	(19,293)
16	10 Year U.S. Ultra Treasury Notes	Mar. 2021	2,501,750	5,698
5	20 Year U.S. Treasury Bonds	Mar. 2021	865,938	8,633
100	Euro Schatz Index	Mar. 2021	13,716,075	8,506

				(98,554)

				$40,483

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/06/21	UBS AG	EUR 17,133	$20,966,754	$20,933,590	$—	$(33,164)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR 1,070	1,314,002	1,309,452	—	(4,550)
Expiring 03/17/21	Royal Bank of Scotland International	EUR 1,090	1,323,739	1,333,928	10,189	—

			$23,604,495	$23,576,970	10,189	(37,714)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/06/21	BNP Paribas S.A.	GBP 3,436	$4,591,733	$4,699,054	$—	$(107,321)
Expiring 01/06/21	BNP Paribas S.A.	GBP 429	573,162	586,698	—	(13,536)
Expiring 01/06/21	Deutsche Bank AG	GBP 506	680,663	692,003	—	(11,340)
Expiring 01/29/21	HSBC Bank USA, N.A.	GBP 8,000	10,686,846	10,942,493	—	(255,647)
Canadian Dollar,
Expiring 01/06/21	Banco Santander	CAD 384	300,734	301,439	—	(705)
Expiring 01/06/21	HSBC Bank USA, N.A.	CAD 525	404,341	412,461	—	(8,120)
Expiring 01/08/21	Morgan Stanley & Co. LLC	CAD 4,500	3,540,215	3,535,413	4,802	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 02/03/21	HSBC Bank USA, N.A.	CAD	14,732	$11,286,556	$11,575,086	$—	$(288,530)
Expiring 02/03/21	Standard Chartered Bank	CAD	16,832	12,774,480	13,225,077	—	(450,597)
Expiring 02/10/21	Morgan Stanley & Co. LLC	CAD	3,000	2,361,049	2,357,159	3,890	—
Euro,
Expiring 01/06/21	Deutsche Bank AG	EUR	106	126,286	129,517	—	(3,231)
Expiring 01/06/21	Goldman Sachs International	EUR	17,462	20,819,558	21,336,194	—	(516,636)
Expiring 01/06/21	UBS AG	EUR	17,462	20,912,421	21,336,194	—	(423,773)
Expiring 02/03/21	UBS AG	EUR	17,133	20,980,905	20,946,885	34,020	—
Expiring 03/17/21	Barclays Bank PLC	EUR	1,090	1,328,194	1,333,928	—	(5,734)
Japanese Yen,
Expiring 02/25/21	RBC Capital Markets, LLC	JPY	1,000,000	9,464,114	9,690,903	—	(226,789)

				$120,831,257	$123,100,504	42,712	(2,311,959)

						$52,901	$(2,349,673)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Buy Protection(1):
Broadcom, Inc.	12/20/24	1.000%(Q)	100	$(2,039)	$2,435	$(4,474)	JPMorgan Chase Bank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Broadcom, Inc.	06/20/24	1.000%(Q)	1,185	0.428%	$23,904	$(62,916)	$86,820	Citibank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	7,700	$(513,746)	$(730,929)	$(217,183)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR	280	03/23/22	(0.298)%(A)	6 Month EURIBOR(1)(S)	$—	$(572)	$(572)
EUR	1,100	07/20/22	(0.303)%(A)	6 Month EURIBOR(2)(S)	—	4,924	4,924
EUR	2,220	07/21/22	(0.397)%(A)	6 Month EURIBOR(1)(S)	—	(4,778)	(4,778)
EUR	970	07/27/22	(0.241)%(A)	6 Month EURIBOR(2)(S)	—	5,949	5,949
EUR	300	11/02/22	(0.346)%(A)	6 Month EURIBOR(2)(S)	—	1,319	1,319
EUR	1,850	12/24/22	(0.420)%(A)	6 Month EURIBOR(2)(S)	(456)	4,733	5,189
EUR	2,890	02/16/23	(0.405)%(A)	6 Month EURIBOR(1)(S)	—	(8,351)	(8,351)
EUR	2,890	02/16/23	(0.401)%(A)	6 Month EURIBOR(1)(S)	—	(8,637)	(8,637)
EUR	1,880	03/24/23	(0.180)%(A)	6 Month EURIBOR(1)(S)	—	(15,799)	(15,799)
EUR	1,890	03/24/23	(0.175)%(A)	6 Month EURIBOR(1)(S)	—	(16,116)	(16,116)
EUR	1,890	03/24/23	(0.169)%(A)	6 Month EURIBOR(1)(S)	—	(16,407)	(16,407)
EUR	790	04/29/23	(0.307)%(A)	6 Month EURIBOR(2)(S)	—	4,132	4,132
EUR	300	05/03/23	(0.342)%(A)	6 Month EURIBOR(2)(S)	—	1,306	1,306
EUR	340	05/04/23	(0.382)%(A)	6 Month EURIBOR(2)(S)	—	1,148	1,148
EUR	1,090	06/24/23	(0.415)%(A)	6 Month EURIBOR(2)(S)	17	2,709	2,692
EUR	1,090	06/25/23	(0.395)%(A)	6 Month EURIBOR(2)(S)	(20)	3,244	3,264
EUR	370	07/20/23	(0.410)%(A)	6 Month EURIBOR(2)(S)	—	953	953
EUR	1,150	08/05/23	(0.430)%(A)	6 Month EURIBOR(1)(S)	—	(2,369)	(2,369)
EUR	300	08/09/23	(0.431)%(A)	6 Month EURIBOR(2)(S)	(27)	609	636
EUR	600	08/10/23	(0.428)%(A)	6 Month EURIBOR(2)(S)	—	1,261	1,261
EUR	930	08/17/23	(0.381)%(A)	6 Month EURIBOR(2)(S)	—	3,028	3,028
EUR	370	09/21/25	(0.429)%(A)	6 Month EURIBOR(2)(S)	(139)	925	1,064
EUR	320	09/23/25	(0.442)%(A)	6 Month EURIBOR(2)(S)	—	563	563
EUR	880	07/20/26	(0.339)%(A)	6 Month EURIBOR(2)(S)	—	5,467	5,467
EUR	500	08/09/27	(0.303)%(A)	6 Month EURIBOR(2)(S)	—	2,239	2,239
EUR	570	08/16/27	(0.259)%(A)	6 Month EURIBOR(1)(S)	—	(4,097)	(4,097)
EUR	2,280	08/16/27	(0.251)%(A)	6 Month EURIBOR(2)(S)	—	17,532	17,532
EUR	560	12/12/27	(0.358)%(A)	6 Month EURIBOR(2)(S)	—	(282)	(282)
	600	03/06/22	0.679%(S)	3 Month LIBOR(2)(Q)	—	4,693	4,693
	1,500	09/28/22	0.383%(S)	3 Month LIBOR(2)(Q)	—	6,491	6,491
	5,170	12/15/22	0.244%(S)	3 Month LIBOR(1)(Q)	—	(5,776)	(5,776)
	10,320	12/15/22	0.260%(S)	3 Month LIBOR(1)(Q)	(109)	(14,268)	(14,159)
	1,320	03/01/23	1.051%(S)	3 Month LIBOR(2)(Q)	—	22,742	22,742
	1,320	03/01/23	1.055%(S)	3 Month LIBOR(2)(Q)	—	22,848	22,848
	1,320	03/01/23	1.067%(S)	3 Month LIBOR(2)(Q)	—	23,151	23,151
	5,290	03/01/23	1.095%(S)	3 Month LIBOR(2)(Q)	—	95,791	95,791
	1,315	03/02/23	0.878%(S)	3 Month LIBOR(2)(Q)	—	18,096	18,096
	2,630	03/02/23	0.878%(S)	3 Month LIBOR(2)(Q)	—	36,219	36,219
	1,315	03/02/23	0.904%(S)	3 Month LIBOR(2)(Q)	—	18,793	18,793
	2,010	07/08/23	0.250%(S)	3 Month LIBOR(2)(Q)	—	236	236
	380	11/21/24	0.572%(S)	3 Month LIBOR(2)(Q)	—	85	85
	1,040	06/02/25	0.358%(S)	3 Month LIBOR(2)(Q)	—	(167)	(167)
	1,720	04/20/27	0.652%(S)	3 Month LIBOR(1)(Q)	—	2,278	2,278
	1,540	06/20/27	0.652%(S)	3 Month LIBOR(2)(Q)	—	(4,980)	(4,980)

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
1,540	06/20/27	0.680%(S)	3 Month LIBOR(2)(Q)	$—	$(2,882)	$(2,882)
1,650	08/17/27	0.502%(S)	3 Month LIBOR(1)(Q)	—	9,492	9,492
440	08/19/27	0.501%(S)	3 Month LIBOR(1)(Q)	—	2,597	2,597
1,610	07/12/28	0.654%(S)	3 Month LIBOR(2)(Q)	—	(24,881)	(24,881)
830	08/15/30	0.961%(S)	3 Month LIBOR(1)(Q)	—	(3,727)	(3,727)
22	10/21/30	0.533%(Q)	1 DAY SOFR(1)(Q)	—	311	311
22	10/21/30	0.562%(Q)	1 Day USOIS(2)(Q)	—	(336)	(336)
4,280	10/27/30	1.704%(S)	3 Month LIBOR(1)(Q)	—	(338,088)	(338,088)
3,830	10/29/30	1.577%(S)	3 Month LIBOR(1)(Q)	—	(254,958)	(254,958)
640	11/05/30	0.899%(S)	3 Month LIBOR(1)(Q)	—	138	138
1,000	11/12/30	0.957%(S)	3 Month LIBOR(1)(Q)	—	(5,243)	(5,243)
1,097	12/10/30	0.920%(S)	3 Month LIBOR(1)(Q)	—	(609)	(609)
300	12/29/30	0.971%(S)	3 Month LIBOR(1)(Q)	—	(1,416)	(1,416)
420	12/30/30	0.953%(S)	3 Month LIBOR(1)(Q)	—	(1,276)	(1,276)
80	04/07/31	0.750%(S)	3 Month LIBOR(2)(Q)	—	(1,658)	(1,658)
470	04/09/31	0.870%(S)	3 Month LIBOR(2)(Q)	—	(4,278)	(4,278)
1,397	06/03/31	0.761%(S)	3 Month LIBOR(1)(Q)	—	30,782	30,782
1,250	05/06/32	0.770%(S)	3 Month LIBOR(1)(Q)	—	43,782	43,782
270	08/17/40	0.973%(S)	3 Month LIBOR(1)(Q)	—	15,393	15,393
70	11/05/40	1.251%(S)	3 Month LIBOR(1)(Q)	—	646	646
190	08/17/50	1.022%(S)	3 Month LIBOR(2)(Q)	—	(17,753)	(17,753)
110	08/21/50	1.003%(S)	3 Month LIBOR(2)(Q)	—	(10,831)	(10,831)
10	09/16/50	1.058%(S)	3 Month LIBOR(1)(Q)	44	849	805
280	11/25/50	1.100%(S)	3 Month LIBOR(1)(Q)	—	21,526	21,526
280	06/20/52	1.090%(S)	3 Month LIBOR(1)(Q)	—	27,269	27,269
280	06/20/52	1.136%(S)	3 Month LIBOR(1)(Q)	—	24,002	24,002
300	07/12/53	0.881%(S)	3 Month LIBOR(1)(Q)	—	48,128	48,128

				$(690)	$(232,156)	$(231,466)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,435	$(62,916)	$86,820	$(4,474)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$2,026,030	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.

Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$17,098,649	$—
Collateralized Loan Obligations	—	20,548,227	—
Consumer Loans	—	14,722,931	—
Equipment	—	1,014,050	—
Home Equity Loans	—	167,101	—
Other	—	2,227,125	—
Residential Mortgage-Backed Securities	—	1,712,441	—
Student Loans	—	17,910,202	—
Commercial Mortgage-Backed Securities	—	73,608,839	—
Corporate Bonds	—	157,536,099	—
Municipal Bonds	—	1,813,043	—
Residential Mortgage-Backed Securities	—	23,372,764	—
Sovereign Bonds	—	33,280,592	—
U.S. Government Agency Obligations	—	32,318,561	—
U.S. Treasury Obligations	—	73,422,604	—
Exchange-Traded Fund	24,539,872	—	—
Affiliated Mutual Funds	59,730,690	—	—
Certificate of Deposit	—	2,356,234	—
Commercial Paper	—	4,398,545	—
Foreign Treasury Obligations	—	24,162,157	—
Options Purchased	14,625	836,464	—

Total	$84,285,187	$502,506,628	$—

Liabilities
Options Written	$(4,063)	$(1,931,613)	$—

Other Financial Instruments*
Assets
Futures Contracts	$162,283	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	52,901	—
OTC Credit Default Swap Agreement	—	23,904	—
Centrally Cleared Interest Rate Swap Agreements	—	538,960	—

Total	$162,283	$615,765	$—

Liabilities
Futures Contracts	$(121,800)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,349,673)	—
Centrally Cleared Credit Default Swap Agreement	—	(217,183)	—
OTC Credit Default Swap Agreement	—	(2,039)	—
Centrally Cleared Interest Rate Swap Agreements	—	(770,426)	—

Total	$(121,800)	$(3,339,321)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	13.4%
U.S. Treasury Obligations	13.3
Affiliated Mutual Funds (6.9% represents investments purchased with collateral from securities on loan)	10.9
Sovereign Bonds	6.1
Banks	6.0

U.S. Government Agency Obligations	5.9%
Residential Mortgage-Backed Securities	4.5
Exchange-Traded Fund	4.5
Foreign Treasury Obligations	4.4
Collateralized Loan Obligations	3.7
Student Loans	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Automobiles	3.1%
Consumer Loans	2.7
Auto Manufacturers	2.4
Electric	1.8
Pipelines	1.5
Diversified Financial Services	1.5
Oil & Gas	1.4
Telecommunications	1.2
Real Estate Investment Trusts (REITs)	1.1
Media	1.0
Commercial Paper	0.8
Pharmaceuticals	0.8
Semiconductors	0.7
Healthcare-Services	0.7
Healthcare-Products	0.6
Software	0.6
Packaging & Containers	0.6
Commercial Services	0.5
Chemicals	0.5
Agriculture	0.5
Home Builders	0.4
Certificate of Deposit	0.4
Lodging	0.4
Other	0.4
Internet	0.4
Foods	0.4
Municipal Bonds	0.3
Real Estate	0.3
Miscellaneous Manufacturing	0.3
Electronics	0.3
Office/Business Equipment	0.3
Beverages	0.2
Insurance	0.2

Apparel	0.2%
Trucking & Leasing	0.2
Equipment	0.2
Auto Parts & Equipment	0.2
Mining	0.2
Electrical Components & Equipment	0.2
Advertising	0.2
Options Purchased	0.1
Machinery-Diversified	0.1
Aerospace & Defense	0.1
Building Materials	0.1
Airlines	0.1
Environmental Control	0.1
Water	0.1
Engineering & Construction	0.1
Retail	0.1
Investment Companies	0.0	*
Energy-Alternate Sources	0.0	*
Oil & Gas Services	0.0	*
Computers	0.0	*
Iron/Steel	0.0	*
Forest Products & Paper	0.0	*
Transportation	0.0	*
Gas	0.0	*
Home Equity Loans	0.0	*

	106.6
Options Written	(0.3)
Liabilities in excess of other assets	(6.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$217,183	*
Credit contracts	Premiums paid for OTC swap agreements	2,435		Premiums received for OTC swap agreements	62,916
Credit contracts	Unrealized appreciation on OTC swap agreements	86,820		Unrealized depreciation on OTC swap agreements	4,474
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	52,901		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,349,673
Interest rate contracts	Due from/to broker — variation margin futures	162,283	*	Due from/to broker — variation margin futures	121,800	*

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin swaps	$538,960	*	Due from/to broker—variation margin swaps	$770,426	*
Interest rate contracts	Unaffiliated investments	851,089		Options written outstanding, at value	1,935,676

		$1,694,488			$5,462,148

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(2,207,282)
Foreign exchange contracts	—	—	—	(1,797,034)	—
Interest rate contracts	(154,970)	486,710	(217,202)	—	(671,925)

Total	$(154,970)	$486,710	$(217,202)	$(1,797,034)	$(2,879,207)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(187,987)
Foreign exchange contracts	—	—	—	(1,322,535)	—
Interest rate contracts	(75,595)	4,979	(253,252)	—	(105,288)

Total	$(75,595)	$4,979	$(253,252)	$(1,322,535)	$(293,275)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$614,598	$144,078,960	$194,137,732	$95,271,460	$30,493,397

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$91,474,433	$4,338,393	$86,695,450	$7,002,738

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit Default Swap Agreements— Sell Protection(2)
$8,065,852

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$37,133,113	$(37,133,113)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Banco Santander	$—	$(705)	$(705)	$—	$(705)
Bank of America, N.A.	208,514	(794,703)	(586,189)	586,189	—
Barclays Bank PLC	—	(252,994)	(252,994)	252,994	—
BNP Paribas S.A.	—	(199,067)	(199,067)	89,191	(109,876)
Citibank, N.A.	462,887	(153,517)	309,370	(309,370)	—
Deutsche Bank AG	—	(283,628)	(283,628)	281,066	(2,562)
Goldman Sachs International	44,218	(701,927)	(657,709)	142,422	(515,287)
HSBC Bank USA, N.A.	—	(552,297)	(552,297)	—	(552,297)
JPMorgan Chase Bank, N.A.	166,479	(223,235)	(56,756)	49,398	(7,358)
Morgan Stanley & Co. International PLC	—	(52,280)	(52,280)	52,280	—
Morgan Stanley & Co. LLC	8,692	—	8,692	—	8,692
RBC Capital Markets, LLC	—	(226,789)	(226,789)	—	(226,789)
Royal Bank of Scotland International	10,189	—	10,189	—	10,189
Standard Chartered Bank	—	(450,597)	(450,597)	—	(450,597)
UBS AG	77,641	(456,937)	(379,296)	—	(379,296)

	$978,620	$(4,348,676)	$(3,370,056)	$1,144,170	$(2,225,886)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $37,133,113:
Unaffiliated investments (cost $513,644,704)	$527,061,125
Affiliated investments (cost $59,732,109)	59,730,690
Foreign currency, at value (cost $1,473,251)	1,476,497
Receivable for Portfolio shares sold	13,551,423
Deposit with broker for centrally cleared/exchange-traded derivatives	2,026,030
Dividends and interest receivable	1,994,550
Unrealized appreciation on OTC swap agreements	86,820
Receivable for investments sold	74,662
Unrealized appreciation on OTC forward foreign currency exchange contracts	52,901
Premiums paid for OTC swap agreements	2,435
Prepaid expenses and other assets	8,946

Total Assets	606,066,079

LIABILITIES
Payable to broker for collateral for securities on loan	37,876,886
Payable for investments purchased	12,990,156
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,349,673
Options written outstanding, at value (proceeds received $1,940,655)	1,935,676
Cash segregated from counterparty—OTC	361,305
Accrued expenses and other liabilities	170,222
Management fee payable	93,044
Payable for Portfolio shares purchased	85,904
Premiums received for OTC swap agreements	62,916
Due to broker-variation margin swaps	46,009
Distribution fee payable	14,640
Due to broker-variation margin futures	14,481
Unrealized depreciation on OTC swap agreements	4,474
Trustees’ fees payable	1,425
Affiliated transfer agent fee payable	401

Total Liabilities	56,007,212

NET ASSETS	$550,058,867

Net assets were comprised of:
Partners’ Equity	$550,058,867

Net asset value and redemption price per share, $550,058,867 / 47,381,534 outstanding shares of beneficial interest	$11.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$10,137,296
Unaffiliated dividend income	756,581
Affiliated dividend income	93,836
Income from securities lending, net (including affiliated income of $39,142)	41,707

Total income	11,029,420

EXPENSES
Management fee	2,429,197
Distribution fee	1,269,836
Custodian and accounting fees	168,356
Audit fee	63,964
Legal fees and expenses	26,195
Trustees’ fees	15,979
Shareholders’ reports	11,316
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,034
Miscellaneous	31,267

Total expenses	4,023,144
Less: Fee waiver and/or expense reimbursement	(289,523)

Net expenses	3,733,621

NET INVESTMENT INCOME (LOSS)	7,295,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,432))	3,382,150
Futures transactions	(217,202)
Forward and cross currency contract transactions	(1,797,034)
Options written transactions	486,710
Swap agreements transactions	(2,879,207)
Foreign currency transactions	(440,802)

(1,465,385)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,764))	9,401,614
Futures	(253,252)
Forward and cross currency contracts	(1,322,535)
Options written	4,979
Swap agreements	(293,275)
Foreign currencies	(859)

7,536,672

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	6,071,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,367,086

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,295,799	$11,277,119
Net realized gain (loss) on investment and foreign currency transactions	(1,465,385)	2,521,221
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,536,672	9,541,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,367,086	23,340,085

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,663,786 and 7,685,226 shares, respectively]	177,293,721	85,195,027
Portfolio shares purchased [13,898,659 and 20,728,975 shares, respectively]	(156,875,648)	(227,153,947)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	20,418,073	(141,958,920)

CAPITAL CONTRIBUTIONS	—	359

TOTAL INCREASE (DECREASE)	33,785,159	(118,618,476)
NET ASSETS:
Beginning of year	516,273,708	634,892,184

End of year	$550,058,867	$516,273,708

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MFS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 87.6%
COMMON STOCKS — 70.4%	Shares	Value
Aerospace & Defense — 0.7%
Howmet Aerospace, Inc.	25,980	$741,469
Kratos Defense & Security Solutions, Inc.*	17,350	475,911
L3Harris Technologies, Inc.	7,523	1,421,997
Lockheed Martin Corp.	3,067	1,088,724
Northrop Grumman Corp.	7,985	2,433,189
PAE, Inc.*	47,949	440,172
Raytheon Technologies Corp.	15,979	1,142,658

		7,744,120

Airlines — 0.1%
Alaska Air Group, Inc.	8,338	433,576
Delta Air Lines, Inc.	7,437	299,042
Ryanair Holdings PLC (Ireland), ADR*	6,450	709,371

		1,441,989

Auto Components — 0.4%
Continental AG (Germany)	6,461	960,801
Koito Manufacturing Co. Ltd. (Japan)	22,100	1,505,144
Lear Corp.	5,477	871,007
Stoneridge, Inc.*	5,752	173,883
Toyota Industries Corp. (Japan)	4,300	341,740
Visteon Corp.*	3,877	486,641

		4,339,216

Automobiles — 0.1%
Hero MotoCorp Ltd. (India)	10,065	429,572
Mahindra & Mahindra Ltd. (India)	65,805	650,000

		1,079,572

Banks — 3.5%
Absa Group Ltd. (South Africa)	71,282	584,558
AIB Group PLC (Ireland)*	447,338	927,387
Banco de Chile (Chile)	3,448,141	350,550
Bank of America Corp.	21,289	645,270
Bank of Hawaii Corp.	4,885	374,289
Bank of Ireland Group PLC (Ireland)*	203,315	819,107
Bank OZK	5,105	159,633
BNP Paribas SA (France)*	46,341	2,453,270
Brookline Bancorp, Inc.	25,439	306,286
Cathay General Bancorp	16,033	516,102
China Construction Bank Corp. (China) (Class H Stock)	898,000	683,038
Citigroup, Inc.	37,844	2,333,461
Comerica, Inc.	10,220	570,889
Credicorp Ltd. (Peru)(a)	1,652	270,961
E.Sun Financial Holding Co. Ltd. (Taiwan)	382,397	347,435
East West Bancorp, Inc.	17,696	897,364
First Hawaiian, Inc.	18,947	446,770
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)*	201,555	202,776
Hanmi Financial Corp.	16,154	183,186
HDFC Bank Ltd. (India)*	96,795	1,909,742
ING Groep NV (Netherlands)*	110,032	1,042,996
JPMorgan Chase & Co.	39,423	5,009,481
KBC Group NV (Belgium)*	18,810	1,325,957

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
KeyCorp	45,958	$754,171
Komercni banka A/S (Czech Republic)*	10,118	310,110
Lakeland Financial Corp.	6,110	327,374
Metropolitan Bank & Trust Co. (Philippines)	53,280	54,526
Mitsubishi UFJ Financial Group, Inc. (Japan)	294,100	1,300,024
Natwest Group PLC (United Kingdom)*	400,517	922,512
PNC Financial Services Group, Inc. (The)	11,680	1,740,320
Prosperity Bancshares, Inc.(a)	17,016	1,180,230
Public Bank Bhd (Malaysia)	35,400	181,471
Sandy Spring Bancorp, Inc.	4,916	158,246
Sberbank of Russia PJSC (Russia)^	324,921	1,183,492
Signature Bank	8,777	1,187,440
SVB Financial Group*	2,065	800,869
TCF Financial Corp.	12,004	444,388
Tisco Financial Group PCL (Thailand)	89,400	264,522
Truist Financial Corp.	53,113	2,545,706
U.S. Bancorp	35,234	1,641,552
UMB Financial Corp.	7,954	548,747
Umpqua Holdings Corp.	66,947	1,013,578
Wintrust Financial Corp.	14,875	908,714
Zions Bancorp NA	22,670	984,785

		40,813,285

Beverages — 0.7%
Ambev SA (Brazil), ADR	239,888	734,057
China Resources Beer Holdings Co. Ltd. (China)	76,000	700,654
Coca-Cola European Partners PLC (United Kingdom)	13,920	693,634
Constellation Brands, Inc. (Class A Stock)	1,042	228,250
Diageo PLC (United Kingdom)	103,481	4,076,577
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	2,700	827,372
PepsiCo, Inc.	9,050	1,342,115

		8,602,659

Biotechnology — 0.7%
Abcam PLC (United Kingdom)	10,509	223,096
Abcam PLC (United Kingdom), ADR*	3,807	82,041
Allovir, Inc.*(a)	6,196	238,174
Alnylam Pharmaceuticals, Inc.*	7,472	971,136
Amicus Therapeutics, Inc.*	11,420	263,688
Annexon, Inc.*	8,818	220,715
Ascendis Pharma A/S (Denmark), ADR*	4,614	769,523
BioAtla, Inc.*	4,817	163,826
Bioxcel Therapeutics, Inc.*(a)	2,988	138,046
Bluebird Bio, Inc.*	4,352	188,311
Bridgebio Pharma, Inc.*(a)	4,276	304,066
Exelixis, Inc.*	22,832	458,238
Hugel, Inc. (South Korea)*	804	139,237
MorphoSys AG (Germany), ADR*(a)	6,661	188,773
Neurocrine Biosciences, Inc.*	1,473	141,187
Orchard Therapeutics PLC (United Kingdom), ADR*	5,067	21,889

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Prelude Therapeutics, Inc.*(a)	2,772	$198,337
Seagen, Inc.*	8,214	1,438,600
SpringWorks Therapeutics, Inc.*(a)	3,878	281,233
Turning Point Therapeutics, Inc.*	1,831	223,107
Twist Bioscience Corp.*	1,112	157,114
Vertex Pharmaceuticals, Inc.*	5,182	1,224,714

		8,035,051

Building Products — 1.2%
Advanced Drainage Systems, Inc.	1,196	99,962
Armstrong World Industries, Inc.	6,594	490,528
AZEK Co., Inc. (The)*	20,652	794,069
Daikin Industries Ltd. (Japan)	13,000	2,892,637
Fortune Brands Home & Security, Inc.	7,636	654,558
Johnson Controls International PLC	44,131	2,056,063
Lennox International, Inc.(a)	3,108	851,499
Masco Corp.	38,892	2,136,337
Owens Corning	15,888	1,203,675
TOTO Ltd. (Japan)	12,000	721,887
Trane Technologies PLC	10,016	1,453,923
Trex Co., Inc.*(a)	3,764	315,122

		13,670,260

Capital Markets — 2.6%
Apollo Global Management, Inc.	17,760	869,885
B3 SA - Brasil Bolsa Balcao (Brazil)	34,000	403,985
BlackRock, Inc.	2,217	1,599,654
Cboe Global Markets, Inc.	7,650	712,368
Charles Schwab Corp. (The)	11,027	584,872
Credit Suisse Group AG (Switzerland)	80,815	1,056,669
Euronext NV (Netherlands), 144A	12,581	1,395,935
Focus Financial Partners, Inc. (Class A Stock)*	11,668	507,558
GCM Grosvenor, Inc. (Class A Stock)*(a)	6,547	87,206
Goldman Sachs Group, Inc. (The)	8,203	2,163,213
Hamilton Lane, Inc. (Class A Stock)	4,257	332,259
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	25,100	1,380,993
Julius Baer Group Ltd. (Switzerland)	21,411	1,231,059
Macquarie Group Ltd. (Australia)	10,321	1,106,427
Moody’s Corp.	2,216	643,172
Morgan Stanley	6,158	422,008
Moscow Exchange MICEX-RTS PJSC (Russia)	369,325	797,887
MSCI, Inc.	10,065	4,494,324
Nasdaq, Inc.	27,941	3,708,888
Northern Trust Corp.	11,772	1,096,444
Open Lending Corp. (Class A Stock)*(a)	13,138	459,305
Raymond James Financial, Inc.	9,036	864,474
State Street Corp.	18,529	1,348,541
T. Rowe Price Group, Inc.	4,488	679,438
TMX Group Ltd. (Canada)	2,548	254,500
Tradeweb Markets, Inc. (Class A Stock)	8,486	529,951
UBS Group AG (Switzerland)	85,599	1,227,009
WisdomTree Investments, Inc.	58,173	311,226

		30,269,250

COMMON STOCKS (continued)	Shares	Value
Chemicals — 2.7%
Air Products & Chemicals, Inc.	1,031	$281,690
Akzo Nobel NV (Netherlands)	15,402	1,658,686
Ashland Global Holdings, Inc.	2,845	225,324
Avient Corp.	10,865	437,642
Axalta Coating Systems Ltd.*	56,836	1,622,668
Celanese Corp.	6,426	834,994
Chr Hansen Holding A/S (Denmark)*	5,534	568,528
Corteva, Inc.	22,489	870,774
Croda International PLC (United Kingdom)	20,194	1,822,325
DuPont de Nemours, Inc.	32,002	2,275,662
Eastman Chemical Co.	13,052	1,308,855
Element Solutions, Inc.	33,902	601,083
Ferro Corp.*	52,114	762,428
FMC Corp.	6,796	781,064
Ingevity Corp.*	6,246	473,010
Kansai Paint Co. Ltd. (Japan)	27,200	837,939
Linde PLC (United Kingdom)	13,999	3,657,114
Nitto Denko Corp. (Japan)	17,700	1,584,983
PPG Industries, Inc.	15,602	2,250,120
PTT Global Chemical PCL (Thailand)	201,500	395,050
Scotts Miracle-Gro Co. (The)	7,785	1,550,305
Sherwin-Williams Co. (The)	4,530	3,329,142
Sika AG (Switzerland)	6,266	1,718,885
Symrise AG (Germany)	12,927	1,730,618

		31,578,889

Commercial Services & Supplies — 0.6%
Boyd Group Services, Inc. (Canada)	1,601	276,153
Brambles Ltd. (Australia)	148,644	1,222,114
BrightView Holdings, Inc.*	11,964	180,896
Copart, Inc.*	17,780	2,262,505
GFL Environmental, Inc. (Canada)(a)	15,350	447,913
Republic Services, Inc.	6,400	616,320
Ritchie Bros. Auctioneers, Inc. (Canada)	18,106	1,258,558
Ritchie Bros. Auctioneers, Inc. (Canada), (NYSE)	3,988	277,365
US Ecology, Inc.	7,504	272,620

		6,814,444

Communications Equipment — 0.1%
Motorola Solutions, Inc.	4,931	838,566
VTech Holdings Ltd. (Hong Kong)	43,900	341,676

		1,180,242

Construction & Engineering — 0.1%
API Group Corp., 144A*	17,502	317,661
Construction Partners, Inc. (Class A Stock)*	4,334	126,163
Quanta Services, Inc.	14,362	1,034,351

		1,478,175

Construction Materials — 0.3%
Summit Materials, Inc. (Class A Stock)*	17,404	349,472
Vulcan Materials Co.	22,990	3,409,647

		3,759,119

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Finance — 0.3%
American Express Co.	11,274	$1,363,139
Discover Financial Services	9,901	896,338
Encore Capital Group, Inc.*	11,893	463,232
SLM Corp.	91,330	1,131,579

		3,854,288

Containers & Packaging — 0.4%
Ball Corp.	7,112	662,696
Berry Global Group, Inc.*	19,535	1,097,672
Graphic Packaging Holding Co.	80,823	1,369,142
Pactiv Evergreen, Inc.*	18,670	338,674
Silgan Holdings, Inc.	7,017	260,190
Westrock Co.	17,952	781,450

		4,509,824

Distributors — 0.3%
Funko, Inc. (Class A Stock)*(a)	18,912	196,306
LKQ Corp.*	40,390	1,423,344
Pool Corp.	3,920	1,460,200

		3,079,850

Diversified Consumer Services — 0.4%
Altimeter Growth Corp., UTS*	17,465	227,045
Bright Horizons Family Solutions, Inc.*	17,463	3,020,924
Grand Canyon Education, Inc.*	10,561	983,335
Regis Corp.*(a)	19,544	179,609

		4,410,913

Diversified Financial Services — 0.3%
CF FINANCE ACQUISITION CORP (PIPE)*	19,921	265,348
Cohn Robbins Holdings Corp., UTS*	13,839	148,769
dMY Technology Group, Inc. II (Class A Stock)*(a)	10,211	179,612
Dragoneer Growth Opportunities Corp., UTS*	14,463	202,337
Element Fleet Management Corp. (Canada)	80,580	847,011
Equitable Holdings, Inc.	36,783	941,277
Foley Trasimene Acquisition Corp. II, UTS*	14,314	243,338
Insu Acquisition Corp. II (Class A Stock)*	10,748	167,132
Reinvent Technology Partners, UTS*	18,889	231,390

		3,226,214

Diversified Telecommunication Services — 0.3%
Cellnex Telecom SA (Spain), 144A	8,928	537,216
Helios Towers PLC (Tanzania)*	458,149	966,425
Hellenic Telecommunications Organization SA (Greece)	101,389	1,639,336
Telkom Indonesia Persero Tbk PT (Indonesia)	1,171,600	276,044
Verizon Communications, Inc.	8,139	478,166

		3,897,187

Electric Utilities — 1.4%
ALLETE, Inc.	2,677	165,813

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
American Electric Power Co., Inc.	13,304	$1,107,824
CESC Ltd. (India)	43,090	363,096
CLP Holdings Ltd. (Hong Kong)	85,000	786,183
Duke Energy Corp.	31,150	2,852,094
Edison International	10,316	648,051
Eversource Energy	11,729	1,014,676
Iberdrola SA (Spain)	127,167	1,817,231
NextEra Energy, Inc.	4,892	377,418
Orsted A/S (Denmark), 144A	5,497	1,127,488
PG&E Corp.*(a)	107,962	1,345,206
Pinnacle West Capital Corp.	12,517	1,000,734
Portland General Electric Co.	10,596	453,191
Southern Co. (The)	38,809	2,384,037
Xcel Energy, Inc.	9,455	630,365

		16,073,407

Electrical Equipment — 1.3%
AMETEK, Inc.	26,090	3,155,324
Array Technologies, Inc.*	12,056	520,096
Eaton Corp. PLC	24,096	2,894,893
Generac Holdings, Inc.*	2,091	475,514
Legrand SA (France)	19,179	1,718,933
Regal Beloit Corp.	8,259	1,014,288
Schneider Electric SE (France)	27,131	3,938,500
Sensata Technologies Holding PLC*	27,228	1,436,005

		15,153,553

Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	16,668	600,048
Hitachi Ltd. (Japan)	44,940	1,771,832
Kyocera Corp. (Japan)	16,600	1,017,673
Littelfuse, Inc.	4,619	1,176,275
Methode Electronics, Inc.	9,223	353,057
nLight, Inc.*	7,156	233,643
Plexus Corp.*	5,084	397,620
TE Connectivity Ltd.	7,514	909,720
Zebra Technologies Corp. (Class A Stock)*	3,207	1,232,546

		7,692,414

Energy Equipment & Services — 0.1%
ChampionX Corp.*	18,010	275,553
Frank’s International NV*	65,959	180,728
Halliburton Co.	19,387	366,414

		822,695

Entertainment — 1.3%
Activision Blizzard, Inc.	13,518	1,255,146
Electronic Arts, Inc.	23,280	3,343,008
IMAX Corp.*	13,288	239,450
Manchester United PLC (United Kingdom) (Class A Stock)(a)	24,720	413,813
NetEase, Inc. (China), ADR	27,615	2,644,689
Netflix, Inc.*	3,416	1,847,134
Nintendo Co. Ltd. (Japan)	1,900	1,212,375
Sea Ltd. (Taiwan), ADR*	2,989	594,960
Spotify Technology SA*	1,452	456,886
Take-Two Interactive Software, Inc.*	16,770	3,484,638

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Warner Music Group Corp. (Class A Stock)	8,732	$331,729

		15,823,828

Equity Real Estate Investment Trusts (REITs) — 5.2%
Advance Residence Investment Corp. (Japan)	308	923,572
Alexandria Real Estate Equities, Inc.	6,447	1,148,984
American Homes 4 Rent (Class A Stock)	46,414	1,392,420
American Tower Corp.	7,659	1,719,139
AvalonBay Communities, Inc.	8,893	1,426,704
Big Yellow Group PLC (United Kingdom)	74,279	1,115,777
Boardwalk Real Estate Investment Trust (Canada)(a)	33,969	900,396
Boston Properties, Inc.	10,547	997,008
Brixmor Property Group, Inc.	104,468	1,728,945
Broadstone Net Lease, Inc. (Class A Stock)(a)	14,633	286,514
CoreSite Realty Corp.	19,376	2,427,425
Corporate Office Properties Trust	28,331	738,873
Douglas Emmett, Inc.(a)	20,968	611,846
Embassy Office Parks REIT (India)	123,400	581,990
Empire State Realty Trust, Inc. (Class A Stock)(a)	101,013	941,441
EPR Properties	9,192	298,740
Equinix, Inc.	3,312	2,365,364
Equity LifeStyle Properties, Inc.	15,719	995,956
Extra Space Storage, Inc.	12,629	1,463,196
Fibra Uno Administracion SA de CV (Mexico)	488,974	553,120
Goodman Group (Australia)	106,015	1,545,147
Granite Real Estate Investment Trust (Canada)	11,995	734,080
Host Hotels & Resorts, Inc.	104,266	1,525,412
Industrial Logistics Properties Trust	33,764	786,364
Japan Logistics Fund, Inc. (Japan)	262	773,599
Lexington Realty Trust	27,165	288,492
Life Storage, Inc.	11,815	1,410,593
Link REIT (Hong Kong)	93,400	850,192
Mapletree Logistics Trust (Singapore)	693,218	1,057,476
Medical Properties Trust, Inc.	65,796	1,433,695
Mid-America Apartment Communities, Inc.	15,274	1,935,063
National Storage REIT (Australia)	561,426	829,588
Office Properties Income Trust	11,077	251,669
Omega Healthcare Investors, Inc.	22,688	824,028
Prologis, Inc.	29,866	2,976,446
Public Storage	2,681	619,123
QTS Realty Trust, Inc. (Class A Stock)(a)	21,305	1,318,353
Rayonier, Inc.	28,121	826,195
SBA Communications Corp.	5,819	1,641,715
Shaftesbury PLC (United Kingdom)(a)	142,161	1,105,477
Simon Property Group, Inc.	12,539	1,069,326
Spirit Realty Capital, Inc.	10,483	421,102
STAG Industrial, Inc.	54,238	1,698,734
STORE Capital Corp.	48,713	1,655,268

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Sun Communities, Inc.	12,442	$1,890,562
UNITE Group PLC (The) (United Kingdom)*	31,998	458,446
Urban Edge Properties	94,243	1,219,504
VICI Properties, Inc.(a)	85,735	2,186,243
Warehouses De Pauw CVA (Belgium)	34,667	1,201,333
Welltower, Inc.	30,980	2,001,928
WP Carey, Inc.	21,244	1,499,402

		60,651,965

Food & Staples Retailing — 0.4%
Albertson’s Cos., Inc. (Class A Stock)(a)	42,304	743,704
BIM Birlesik Magazalar A/S (Turkey)	36,557	372,415
BJ’s Wholesale Club Holdings, Inc.*	7,611	283,738
Costco Wholesale Corp.	378	142,423
Grocery Outlet Holding Corp.*(a)	8,928	350,424
Kroger Co. (The)	22,955	729,051
Performance Food Group Co.*	5,219	248,477
Sugi Holdings Co. Ltd. (Japan)	6,800	454,827
Wal-Mart de Mexico SAB de CV (Mexico)	129,489	363,750
Walmart, Inc.	4,113	592,889

		4,281,698

Food Products — 1.4%
Archer-Daniels-Midland Co.	29,106	1,467,233
Danone SA (France)	33,355	2,195,445
Gruma SAB de CV (Mexico) (Class B Stock)	26,786	319,246
Hostess Brands, Inc.*(a)	33,042	483,735
Ingredion, Inc.	6,426	505,533
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	130,400	889,441
J.M. Smucker Co. (The)	7,934	917,170
Kellogg Co.	9,146	569,156
Laird Superfood, Inc.*(a)	1,924	91,044
Mondelez International, Inc. (Class A Stock)	6,978	408,004
Nestle SA (Switzerland)	53,888	6,353,613
Nomad Foods Ltd. (United Kingdom)*	6,892	175,195
Orion Corp. (South Korea)	4,779	546,158
Sanderson Farms, Inc.	5,899	779,848
Tata Consumer Products Ltd. (India)	18,235	147,689
Tingyi Cayman Islands Holding Corp. (China)	242,000	414,827

		16,263,337

Gas Utilities — 0.2%
APA Group (Australia)	75,256	560,712
Atmos Energy Corp.	4,294	409,776
China Resources Gas Group Ltd. (China)	146,000	777,004
New Jersey Resources Corp.	12,031	427,702
South Jersey Industries, Inc.	18,047	388,913

		2,564,107

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	31,045	$3,399,117
Acutus Medical, Inc.*(a)	5,813	167,473
Align Technology, Inc.*	1,806	965,090
Becton, Dickinson & Co.	4,038	1,010,388
Boston Scientific Corp.*	72,173	2,594,619
CryoPort, Inc.*(a)	10,702	469,604
Danaher Corp.	22,376	4,970,605
Dentsply Sirona, Inc.	12,007	628,687
Edwards Lifesciences Corp.*	7,681	700,738
IDEXX Laboratories, Inc.*	1,647	823,286
Koninklijke Philips NV (Netherlands)*	44,303	2,407,490
Masimo Corp.*	5,998	1,609,743
Medtronic PLC	33,090	3,876,163
Merit Medical Systems, Inc.*	5,926	328,952
Nevro Corp.*	1,409	243,898
OrthoPediatrics Corp.*(a)	6,398	263,917
Outset Medical, Inc.*	2,972	168,928
Quidel Corp.*	810	145,516
Silk Road Medical, Inc.*(a)	3,210	202,166
STERIS PLC	15,038	2,850,303
Terumo Corp. (Japan)	35,900	1,501,424
West Pharmaceutical Services, Inc.	4,304	1,219,366
Zimmer Biomet Holdings, Inc.	7,459	1,149,357

		31,696,830

Health Care Providers & Services — 0.9%
AmerisourceBergen Corp.	5,416	529,468
Cigna Corp.	14,098	2,934,922
Guardant Health, Inc.*	6,461	832,694
Humana, Inc.	821	336,832
Laboratory Corp. of America Holdings*	5,731	1,166,545
McKesson Corp.	7,582	1,318,662
Premier, Inc. (Class A Stock)	27,953	981,150
Quest Diagnostics, Inc.	9,443	1,125,322
UnitedHealth Group, Inc.	1,330	466,404
Universal Health Services, Inc. (Class B Stock)	6,140	844,250

		10,536,249

Health Care Technology — 0.2%
Certara, Inc.*(a)	8,542	288,036
Change Healthcare, Inc.*	31,821	593,462
Health Catalyst, Inc.*(a)	4,864	211,730
Schrodinger, Inc.*	2,661	210,698
Teladoc Health, Inc.*(a)	6,189	1,237,552

		2,541,478

Hotels, Restaurants & Leisure — 1.0%
Airbnb, Inc. (Class A Stock)*	198	29,066
Aramark	16,476	633,997
Caesars Entertainment, Inc.*	6,521	484,315
Chipotle Mexican Grill, Inc.*	1,533	2,125,826
Domino’s Pizza, Inc.	2,295	880,041
DraftKings, Inc. (Class A Stock)*(a)	4,015	186,938
Flutter Entertainment PLC (Ireland)*	5,599	1,157,576
Kangwon Land, Inc. (South Korea)	18,698	404,916
Marriott International, Inc. (Class A Stock)	3,378	445,626

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (cont’d.)
Penn National Gaming, Inc.*	9,965	$860,677
Six Flags Entertainment Corp.	12,707	433,309
Starbucks Corp.	7,459	797,964
Texas Roadhouse, Inc.	2,034	158,977
Vail Resorts, Inc.	1,301	362,927
Wendy’s Co. (The)	13,922	305,170
Wyndham Hotels & Resorts, Inc.	14,954	888,866
Yum China Holdings, Inc. (China)	36,594	2,089,151

		12,245,342

Household Durables — 0.3%
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	100,300	954,353
Newell Brands, Inc.	38,937	826,632
Toll Brothers, Inc.	29,147	1,267,020

		3,048,005

Household Products — 0.6%
Colgate-Palmolive Co.	24,407	2,087,042
Energizer Holdings, Inc.(a)	23,129	975,581
Kimberly-Clark Corp.	9,179	1,237,605
Reckitt Benckiser Group PLC (United Kingdom)	23,337	2,093,306
Reynolds Consumer Products, Inc.	15,593	468,414

		6,861,948

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	43,782	1,028,877

Industrial Conglomerates — 0.5%
Honeywell International, Inc.	18,330	3,898,791
Jardine Strategic Holdings Ltd. (Hong Kong)	22,700	565,494
Roper Technologies, Inc.	4,409	1,900,676

		6,364,961

Insurance — 2.9%
AIA Group Ltd. (Hong Kong)	358,400	4,413,418
Aon PLC (Class A Stock)(a)	29,963	6,330,283
Arthur J. Gallagher & Co.	24,575	3,040,173
Assurant, Inc.	6,855	933,788
Athene Holding Ltd. (Class A Stock)*	14,729	635,409
Chubb Ltd.	18,407	2,833,205
Cincinnati Financial Corp.	9,693	846,877
CNO Financial Group, Inc.	18,618	413,878
Everest Re Group Ltd.	4,207	984,817
GoHealth, Inc. (Class A Stock)*	17,044	232,821
Hanover Insurance Group, Inc. (The)	7,192	840,889
Hartford Financial Services Group, Inc. (The)	21,247	1,040,678
Hiscox Ltd. (United Kingdom)*	60,704	829,597
Marsh & McLennan Cos., Inc.	18,314	2,142,738
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	79,500	976,516
Reinsurance Group of America, Inc.	8,029	930,561
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,784	653,480
Selective Insurance Group, Inc.	4,291	287,411
Selectquote, Inc.*(a)	8,250	171,188

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Third Point Reinsurance Ltd. (Bermuda)*	30,899	$294,158
Travelers Cos., Inc. (The)	14,954	2,099,093
Willis Towers Watson PLC	4,691	988,300
Zurich Insurance Group AG (Switzerland)	3,920	1,661,959

		33,581,237

Interactive Media & Services — 2.4%
Alphabet, Inc. (Class A Stock)*	4,038	7,077,160
Alphabet, Inc. (Class C Stock)*	904	1,583,700
Baidu, Inc. (China), ADR*	2,952	638,341
carsales.com Ltd. (Australia)	17,445	270,287
Eventbrite, Inc. (Class A Stock)*	12,793	231,553
Facebook, Inc. (Class A Stock)*	19,738	5,391,632
IAC/InterActiveCorp*	6,850	1,297,048
Match Group, Inc.*	24,385	3,686,768
NAVER Corp. (South Korea)	8,063	2,176,187
Pinterest, Inc. (Class A Stock)*	8,000	527,200
Scout24 AG (Germany), 144A	10,830	889,594
SEEK Ltd. (Australia)	16,314	360,738
Tencent Holdings Ltd. (China)	47,000	3,414,062

		27,544,270

Internet & Direct Marketing Retail — 1.9%
Alibaba Group Holding Ltd. (China), ADR*	16,137	3,755,564
Amazon.com, Inc.*	3,961	12,900,700
Chewy, Inc. (Class A Stock)*(a)	10,145	911,934
MakeMyTrip Ltd. (India)*(a)	24,895	735,149
Prosus NV (China)*	26,475	2,883,643
Stamps.com, Inc.*	3,371	661,357

		21,848,347

IT Services — 3.8%
Accenture PLC (Class A Stock)	13,206	3,449,539
Amadeus IT Group SA (Spain)	18,595	1,359,022
Amdocs Ltd.	13,834	981,246
Black Knight, Inc.*	20,952	1,851,109
CACI International, Inc. (Class A Stock)*	4,564	1,137,942
Endava PLC (United Kingdom), ADR*	1,560	119,730
EPAM Systems, Inc.*	3,984	1,427,666
Evo Payments, Inc. (Class A Stock)*	11,236	303,484
ExlService Holdings, Inc.*	5,974	508,567
Fidelity National Information Services, Inc.	19,219	2,718,720
Fiserv, Inc.*	18,941	2,156,622
Fujitsu Ltd. (Japan)	6,300	911,624
Global Payments, Inc.	13,824	2,977,966
KBR, Inc.	56,291	1,741,081
Keywords Studios PLC (Ireland)*	11,969	469,495
Leidos Holdings, Inc.	8,963	942,191
Mastercard, Inc. (Class A Stock)	11,452	4,087,677
Nomura Research Institute Ltd. (Japan)	37,900	1,356,282
Nuvei Corp. (Canada), 144A*	11,603	698,849
Okta, Inc.*	5,256	1,336,391
PayPal Holdings, Inc.*	13,796	3,231,023

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Shopify, Inc. (Canada) (Class A Stock)*	527	$596,538
Snowflake, Inc. (Class A Stock)*(a)	963	270,988
Square, Inc. (Class A Stock)*	14,033	3,054,142
Tata Consultancy Services Ltd. (India)	26,293	1,032,015
Visa, Inc. (Class A Stock)(a)	19,911	4,355,133
Wix.com Ltd. (Israel)*	2,944	735,882
WNS Holdings Ltd. (India), ADR*	9,938	716,033

		44,526,957

Leisure Products — 0.3%
Brunswick Corp.	13,860	1,056,686
Malibu Boats, Inc. (Class A Stock)*	6,139	383,319
Mattel, Inc.*	30,767	536,884
Peloton Interactive, Inc. (Class A Stock)*	8,019	1,216,643
Thule Group AB (Sweden), 144A*	5,723	214,246
Yamaha Corp. (Japan)	8,300	488,884

		3,896,662

Life Sciences Tools & Services — 1.8%
Adaptive Biotechnologies Corp.*	17,425	1,030,340
Agilent Technologies, Inc.	9,052	1,072,571
Berkeley Lights, Inc.*(a)	1,499	134,026
Bio-Techne Corp.	5,269	1,673,171
Charles River Laboratories International, Inc.*	9,208	2,300,711
Gerresheimer AG (Germany)	4,670	502,329
ICON PLC (Ireland)*	9,985	1,946,875
Illumina, Inc.*	656	242,720
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	25,095	703,915
Mettler-Toledo International, Inc.*	490	558,443
PerkinElmer, Inc.	26,540	3,808,490
PRA Health Sciences, Inc.*	19,229	2,412,086
Seer, Inc.*(a)	2,123	119,185
Syneos Health, Inc.*	1,529	104,171
Thermo Fisher Scientific, Inc.	10,209	4,755,148

		21,364,181

Machinery — 1.6%
AGCO Corp.	5,029	518,440
Doosan Bobcat, Inc. (South Korea)	9,183	251,574
Enerpac Tool Group Corp.	8,860	200,325
GEA Group AG (Germany)	28,009	1,005,603
Hydrofarm Holdings Group, Inc.*	1,951	102,584
IDEX Corp.	7,415	1,477,068
Illinois Tool Works, Inc.	9,877	2,013,723
Ingersoll Rand, Inc.*	22,791	1,038,358
ITT, Inc.	11,460	882,649
Kennametal, Inc.	5,512	199,755
Kubota Corp. (Japan)	95,200	2,079,320
Otis Worldwide Corp.	9,028	609,841
Schindler Holding AG (Switzerland) (Part. Cert.)	5,511	1,506,588
SMC Corp. (Japan)	2,000	1,221,742
Stanley Black & Decker, Inc.	14,656	2,616,975
Techtronic Industries Co. Ltd. (Hong Kong)	166,500	2,384,207

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
TriMas Corp.*	12,458	$394,545

		18,503,297

Media — 0.7%
Cable One, Inc.	280	623,762
Charter Communications, Inc. (Class A Stock)*	3,861	2,554,244
Comcast Corp. (Class A Stock)	73,332	3,842,597
Liberty Broadband Corp. (Class C Stock)*	5,242	830,175

		7,850,778

Metals & Mining — 0.2%
Alrosa PJSC (Russia)^	27,110	35,815
Compass Minerals International, Inc.	5,318	328,227
Gold Fields Ltd. (South Africa), ADR	45,333	420,237
Lundin Mining Corp. (Chile)	49,757	441,711
Polymetal International PLC (Russia)	12,182	281,348
Vale SA (Brazil), ADR	21,449	359,485

		1,866,823

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	30,992	261,883
Two Harbors Investment Corp.	65,817	419,254

		681,137

Multiline Retail — 0.2%
Dollar General Corp.	5,911	1,243,083
Dollar Tree, Inc.*	4,573	494,067
Ollie’s Bargain Outlet Holdings, Inc.*(a)	3,988	326,099

		2,063,249

Multi-Utilities — 0.6%
Ameren Corp.	9,351	729,939
Black Hills Corp.	7,605	467,327
CenterPoint Energy, Inc.	33,991	735,565
CMS Energy Corp.	15,927	971,706
Dominion Energy, Inc.	18,018	1,354,954
E.ON SE (Germany)	71,366	788,623
NiSource, Inc.	18,871	432,901
Public Service Enterprise Group, Inc.	18,178	1,059,778
Sempra Energy	5,496	700,245

		7,241,038

Oil, Gas & Consumable Fuels — 1.3%
Cabot Oil & Gas Corp.	25,603	416,817
Cairn Energy PLC (United Kingdom)*	271,147	776,716
Chevron Corp.	6,498	548,756
ConocoPhillips	25,260	1,010,147
Diamondback Energy, Inc.	10,795	522,478
Eni SpA (Italy)	67,823	708,087
Enterprise Products Partners LP, MLP	10,418	204,089
EOG Resources, Inc.	9,679	482,692
Equitrans Midstream Corp.	17,231	138,537
Galp Energia SGPS SA (Portugal)	101,578	1,089,293
Hess Corp.	10,516	555,140
Idemitsu Kosan Co. Ltd. (Japan)	34,600	761,488
LUKOIL PJSC (Russia), ADR	8,918	612,193

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	35,920	$253,595
Oil Search Ltd. (Australia)	234,646	673,674
Parsley Energy, Inc. (Class A Stock)	24,378	346,167
Petroleo Brasileiro SA (Brazil), ADR	53,517	600,996
Pioneer Natural Resources Co.(a)	12,062	1,373,741
Plains GP Holdings LP (Class A Stock)*	103,249	872,454
StealthGas, Inc. (Greece)*	16,800	39,480
Targa Resources Corp.	12,414	327,481
TC Energy Corp. (Canada)	17,471	710,287
United Tractors Tbk PT (Indonesia)	397,500	754,660
Valero Energy Corp.	9,997	565,530
WPX Energy, Inc.*	87,920	716,548

		15,061,046

Paper & Forest Products — 0.0%
Suzano SA (Brazil)*	28,900	324,398

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,074	1,350,648
Kao Corp. (Japan)	20,000	1,543,759

		2,894,407

Pharmaceuticals — 2.4%
Bayer AG (Germany)	24,525	1,449,519
Collegium Pharmaceutical, Inc.*	5,874	117,656
Elanco Animal Health, Inc.*	15,308	469,497
Eli Lilly & Co.	2,580	435,607
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*	263,135	247,671
GW Pharmaceuticals PLC (United Kingdom), ADR*	2,235	257,941
Harmony Biosciences Holdings, Inc.*	4,958	179,232
Johnson & Johnson	32,232	5,072,672
Kyowa Kirin Co. Ltd. (Japan)	64,100	1,752,515
Merck & Co., Inc.	26,821	2,193,958
Novo Nordisk A/S (Denmark) (Class B Stock)	50,768	3,524,921
Optinose, Inc.*(a)	17,973	74,408
Pfizer, Inc.	51,695	1,902,893
Prestige Consumer Healthcare, Inc.*	7,357	256,539
Roche Holding AG (Switzerland)	15,425	5,398,887
Santen Pharmaceutical Co. Ltd. (Japan)	111,100	1,803,942
Viatris, Inc.*	28,980	543,085
Zoetis, Inc.	11,534	1,908,877

		27,589,820

Professional Services — 2.0%
51job, Inc. (China), ADR*	15,611	1,092,770
Clarivate PLC (United Kingdom)*	99,417	2,953,679
CoStar Group, Inc.*	3,129	2,892,072
Dun & Bradstreet Holdings, Inc.*(a)	23,231	578,452
Equifax, Inc.	13,496	2,602,568
IHS Markit Ltd.	14,253	1,280,347
Persol Holdings Co. Ltd. (Japan)	24,100	435,063
TransUnion	27,890	2,767,246

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Professional Services (cont’d.)
TriNet Group, Inc.*	4,868	$392,361
Verisk Analytics, Inc.	22,164	4,601,025
Wolters Kluwer NV (Netherlands)	38,968	3,330,679

		22,926,262

Real Estate Management & Development — 1.5%
Aldar Properties PJSC (United Arab Emirates)	190,424	163,657
Ascendas India Trust (Singapore), UTS	499,500	522,595
Corp Inmobiliaria Vesta SAB de CV (Mexico)	238,007	466,458
Deutsche Wohnen SE (Germany)	32,769	1,754,124
Entra ASA (Norway), 144A	12,746	289,495
ESR Cayman Ltd. (China), 144A*	632,000	2,271,454
Grainger PLC (United Kingdom)	261,780	1,021,202
Grand City Properties SA (Germany)	75,087	1,925,405
Hang Lung Properties Ltd. (Hong Kong)	109,000	288,813
Katitas Co. Ltd. (Japan)	41,100	1,325,970
Kenedix, Inc. (Japan)(a)	161,300	1,171,499
LEG Immobilien AG (Germany)	19,751	3,079,432
Multiplan Empreendimentos Imobiliarios SA (Brazil)	59,278	267,117
Shurgard Self Storage SA (Belgium)	15,801	685,841
Sino Land Co. Ltd. (Hong Kong)	597,909	777,631
Swire Properties Ltd. (Hong Kong)	455,000	1,324,652

		17,335,345

Road & Rail — 0.6%
Canadian National Railway Co. (Canada)(a)	6,756	742,147
Canadian Pacific Railway Ltd. (Canada)(a)	3,602	1,248,777
Kansas City Southern	9,402	1,919,230
Knight-Swift Transportation Holdings, Inc.	18,377	768,526
Schneider National, Inc. (Class B Stock)	26,965	558,175
Union Pacific Corp.	8,507	1,771,328

		7,008,183

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Energy Industries, Inc.*	6,545	634,669
Analog Devices, Inc.	11,690	1,726,964
Applied Materials, Inc.	15,885	1,370,875
ASM International NV (Netherlands)	1,909	423,107
ASM Pacific Technology Ltd. (Hong Kong)	4,400	58,085
ASML Holding NV (Netherlands)	1,705	831,563
Entegris, Inc.	14,879	1,429,872
Intel Corp.	18,697	931,485
Lam Research Corp.	4,242	2,003,369
Marvell Technology Group Ltd.	20,825	990,020
MKS Instruments, Inc.	5,687	855,609
Monolithic Power Systems, Inc.	7,616	2,789,208
NVIDIA Corp.	4,352	2,272,614
NXP Semiconductors NV (Netherlands)	25,549	4,062,546
Silicon Laboratories, Inc.*	5,323	677,831

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Silicon Motion Technology Corp. (Taiwan), ADR	5,838	$281,100
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	293,000	5,534,755
Texas Instruments, Inc.	17,484	2,869,649

		29,743,321

Software — 5.4%
8x8, Inc.*(a)	30,355	1,046,337
ACI Worldwide, Inc.*	6,009	230,926
Adobe, Inc.*	11,207	5,604,845
Asana, Inc. (Class A Stock)*(a)	9,675	285,896
Atlassian Corp. PLC (Class A Stock)*	4,499	1,052,181
Autodesk, Inc.*	10,272	3,136,452
Avalara, Inc.*	1,712	282,292
Box, Inc. (Class A Stock)*	21,930	395,836
Cadence Design Systems, Inc.*	42,325	5,774,400
Constellation Software, Inc. (Canada)	1,824	2,368,549
Coupa Software, Inc.*	4,262	1,444,434
DocuSign, Inc.*	3,363	747,595
Everbridge, Inc.*(a)	10,122	1,508,886
Five9, Inc.*	1,522	265,437
Guidewire Software, Inc.*	1,504	193,610
Intuit, Inc.	6,006	2,281,379
McAfee Corp. (Class A Stock)	23,534	392,782
Microsoft Corp.(k)	63,824	14,195,734
Nice Ltd. (Israel), ADR*(a)	6,585	1,867,111
PagerDuty, Inc.*(a)	10,614	442,604
Paylocity Holding Corp.*	7,054	1,452,489
Ping Identity Holding Corp.*	22,059	631,770
Proofpoint, Inc.*	3,507	478,390
Q2 Holdings, Inc.*(a)	5,455	690,221
Rapid7, Inc.*	9,979	899,707
RealPage, Inc.*	4,836	421,893
RingCentral, Inc. (Class A Stock)*	3,787	1,435,159
salesforce.com, Inc.*	12,103	2,693,280
ServiceNow, Inc.*	6,262	3,446,793
SS&C Technologies Holdings, Inc.	9,960	724,590
Synopsys, Inc.*	8,070	2,092,067
Topicus.com, Inc. (Canada)*^	3,392	12,824
Tyler Technologies, Inc.*	3,484	1,520,836
Unity Software, Inc.*(a)	2,878	441,687
Verint Systems, Inc.*	16,219	1,089,592
Vertex, Inc. (Class A Stock)*(a)	17,735	618,065
Zendesk, Inc.*	2,091	299,264

		62,465,913

Specialty Retail — 0.8%
AutoZone, Inc.*	254	301,102
Burlington Stores, Inc.*	5,226	1,366,860
Five Below, Inc.*	2,083	364,483
Home Depot, Inc. (The)	1,344	356,993
Leslie’s, Inc.*(a)	23,639	655,982
Lowe’s Cos., Inc.	8,975	1,440,577
O’Reilly Automotive, Inc.*	1,543	698,316
Ross Stores, Inc.	3,209	394,097
Tractor Supply Co.	5,449	766,021
Ulta Beauty, Inc.*	2,157	619,404
Urban Outfitters, Inc.*(a)	31,221	799,258

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
USS Co. Ltd. (Japan)	50,500	$1,021,820
Vroom, Inc.*	5,455	223,491
Zumiez, Inc.*	10,813	397,702

		9,406,106

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	34,112	4,526,321
Corsair Gaming, Inc.*(a)	2,317	83,922
Samsung Electronics Co. Ltd. (South Korea)	71,881	5,383,884

		9,994,127

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)*	5,331	1,946,831
Burberry Group PLC (United Kingdom)*	19,924	489,074
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	10,210	924,356
EssilorLuxottica SA (France)	12,821	1,995,930
Lululemon Athletica, Inc.*	5,776	2,010,221
LVMH Moet Hennessy Louis Vuitton SE (France)	4,751	2,965,907
NIKE, Inc. (Class B Stock)	11,572	1,637,091
PVH Corp.	10,646	999,553
Skechers USA, Inc. (Class A Stock)*	41,568	1,493,954

		14,462,917

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	38,066	1,336,582

Tobacco — 0.3%
British American Tobacco PLC (United Kingdom)	49,813	1,852,659
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	1,649,600	177,163
Japan Tobacco, Inc. (Japan)	48,200	981,833
Philip Morris International, Inc.	10,833	896,864

		3,908,519

Trading Companies & Distributors — 0.2%
Air Lease Corp.	5,376	238,802
GMS, Inc.*	8,890	270,967
Textainer Group Holdings Ltd. (China)*	21,230	407,191
Univar Solutions, Inc.*	43,352	824,122
WESCO International, Inc.*	7,545	592,283

		2,333,365

Transportation Infrastructure — 0.0%
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	33,200	386,594

Wireless Telecommunication Services — 0.5%
Advanced Info Service PCL (Thailand)	108,900	640,817
KDDI Corp. (Japan)	49,400	1,468,505
Mobile TeleSystems PJSC (Russia), ADR	26,199	234,481
SoftBank Group Corp. (Japan)	24,900	1,949,881
Tele2 AB (Sweden) (Class B Stock)	51,395	680,225

COMMON STOCKS (continued)		Shares	Value
Wireless Telecommunication Services (cont’d.)
T-Mobile US, Inc.*		3,153	$425,182

			5,399,091

TOTAL COMMON STOCKS (cost $628,395,966)			820,979,213

EXCHANGE-TRADED FUND — 0.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF (cost $1,692,454)		12,900	1,781,877

		Units
WARRANTS* — 0.0%
Textiles, Apparel & Luxury Goods
Cie Financiere Richemont SA (Switzerland), expiring 09/13/23 (cost $0)		22,178	5,762

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.5%
Automobiles — 0.1%
DT Auto Owner Trust,
Series 2019-02A, Class C, 144A
3.180%	02/18/25	15	15,309
Exeter Automobile Receivables Trust,
Series 2020-01A, Class C, 144A
2.490%	01/15/25	45	45,992
GLS Auto Receivables Issuer Trust,
Series 2020-01A, Class A, 144A
2.170%	02/15/24	31	30,793
Navistar Financial Dealer Note Master Owner Trust II,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.000%)
0.788%(c)	05/25/24	325	325,453
NextGear Floorplan Master Owner Trust,
Series 2019-02A, Class A2, 144A
2.070%	10/15/24	100	102,806
Santander Retail Auto Lease Trust,
Series 2020-A, Class C, 144A ,
2.080%	03/20/24	57	58,472
Securitized Term Auto Loan Receivables Trust (Canada),
Series 2019-CRTA, Class B, 144A
2.453%	03/25/26	31	31,591
Series 2019-CRTA, Class C, 144A
2.849%	03/25/26	37	38,175
Veros Automobile Receivables Trust,
Series 2020-01, Class A, 144A
1.670%	09/15/23	59	59,435

			708,026

Collateralized Loan Obligations — 0.4%
ALM Ltd./ALM LLC (Cayman Islands),
Series 2015-16A, Class A2R2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.737%(c)	07/15/27	250	247,351

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-16A, Class AAR2, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.137%(c)	07/15/27	171	$170,635
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands),
Series 2020-FL01, Class B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.959%(c)	02/15/35	500	486,685
Series 2020-FL01, Class C, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.209%(c)	02/15/35	100	96,881
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2019-FL01, Class D, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 0.000%)
2.659%(c)	05/15/37	143	138,494
BDS Ltd. (Cayman Islands),
Series 2019-FL04, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.253%(c)	08/15/36	200	197,542
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL04, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.759%(c)	09/15/35	150	144,751
Series 2019-FL05, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.159%(c)	05/15/29	100	98,012
Cent CLO Ltd. (Cayman Islands),
Series 2015-24A, Class A2R, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.887%(c)	10/15/26	400	395,312
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class CRR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
2.030%(c)	01/16/26	250	248,155
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class C, 144A, 3 Month LIBOR + 1.680% (Cap N/A, Floor 0.000%)
1.901%(c)	11/15/26	250	247,137
Grand Avenue CRE,
Series 2019-FL01, Class A, 144A, 1 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.279%(c)	06/15/37	100	99,453
MF1 Ltd. (Cayman Islands),
Series 2020-FL04, Class AS, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.259%(c)	11/15/35	136	135,749
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
1.037%(c)	07/15/27	224	223,368
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.088%(c)	10/20/27	386	383,975
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.574%(c)	02/20/28	250	243,615

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.264%(c)	02/20/30	247	$246,245
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2012-01A, Class CR2, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
2.287%(c)	01/15/26	250	244,170
Voya Ltd. (Cayman Islands),
Series 2012-04A, Class A2AR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 0.000%)
2.137%(c)	10/15/30	250	248,534

			4,296,064

Other — 0.0%
Business Jet Securities LLC,
Series 2020-01A, Class A, 144A
2.981%	11/15/35	113	114,133
CARS-DB4 LP,
Series 2020-01A, Class A4, 144A
3.190%	02/15/50	100	103,008
Invitation Homes Trust,
Series 2017-SFR02, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
1.003%(c)	12/17/36	135	134,605
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE02, Class D, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
2.609%(c)	05/15/36	35	31,852

			383,598

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2013-20H, Class 1
3.160%	08/01/33	97	103,733

TOTAL ASSET-BACKED SECURITIES
(cost $5,526,671)			5,491,421

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
AREIT Trust,
Series 2019-CRE03, Class A, 144A, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.173%(c)	09/14/36	100	98,847
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.703%(c)	09/14/36	100	95,313
Series 2019-CRE03, Class C, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.053%(c)	09/14/36	100	95,144
Bancorp Commercial Mortgage Trust,
Series 2018-CR03, Class AS, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.409%(c)	01/15/33	58	58,197
Series 2019-CRE06, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.709%(c)	09/15/36	161	158,627

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2019-BN24, Class A3
2.960%	11/15/62	21	$23,373
Benchmark Mortgage Trust,
Series 2019-B10, Class A4
3.717%	03/15/62	250	291,967
Series 2020-B18, Class A5
1.925%	07/15/53	111	114,067
BXMT Ltd. (Cayman Islands),
Series 2020-FL02, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.553%(c)	02/16/37	100	98,129
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A5
2.874%	11/15/52	347	381,226
Citigroup Commercial Mortgage Trust,
Series 2019-C07, Class A4
3.102%	12/15/72	20	22,564
Commercial Mortgage Trust,
Series 2015-PC01, Class A5
3.902%	07/10/50	145	162,179
FHLMC Multifamily Structured Pass-Through Certificates,
Series K066, Class A2
3.117%	06/25/27	800	908,694
Series K077, Class A2
3.850%(cc)	05/25/28	115	137,041
Series K078, Class A2
3.854%	06/25/28	160	190,682
Series K097, Class X1, IO
1.089%(cc)	07/25/29	100	8,295
Series K098, Class X1, IO
1.145%(cc)	08/25/29	149	12,998
GS Mortgage Securities Trust,
Series 2017-GS06, Class A3
3.433%	05/10/50	250	281,782
Series 2019-GSA01, Class A4
3.048%	11/10/52	228	254,733
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A5
3.454%	09/15/50	500	565,798
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.759%(c)	04/15/34	94	89,543
MF1 Ltd. (Cayman Islands),
Series 2019-FL02, Class AS, 144A, 1 Month LIBOR + 1.430% (Cap N/A, Floor 1.430%)
1.578%(c)	12/25/34	255	251,680
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A5
3.530%	06/15/50	200	226,817
Series 2019-H07, Class A4
3.261%	07/15/52	161	182,400
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A4
3.679%	12/15/50	255	292,933

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C08, Class A4
3.983%	02/15/51		463	$537,846
Series 2019-C16, Class A4
3.605%	04/15/52		200	228,110
Series 2019-C17, Class A4
2.921%	10/15/52		768	840,684
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A4
3.640%	12/15/59		401	456,695
Series 2017-C42, Class A4
3.589%	12/15/50		510	585,614
Series 2018-C46, Class A4
4.152%	08/15/51		80	94,265
Series 2019-C53, Class A4
3.040%	10/15/52		250	280,109
Series 2020-C58, Class A4
2.092%	07/15/53		196	204,128

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,707,450)				8,230,480

CORPORATE BONDS — 7.4%
Aerospace & Defense — 0.0%
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		300	357,569
TransDigm, Inc.,
Gtd. Notes
6.500%	07/15/24	(a)	185	188,339

				545,908

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		115	124,503
4.758%	09/06/49		164	188,587
4.906%	04/02/30		300	362,309
Camposol SA (Peru),
Gtd. Notes, 144A
6.000%	02/03/27		150	158,109
JBS Investments II GmbH,
Gtd. Notes, 144A
5.750%	01/15/28		200	214,616

				1,048,124

Auto Manufacturers — 0.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31		102	104,346
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		200	210,478
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26		53	59,739
Sr. Unsec’d. Notes
3.600%	06/21/30		222	246,939
5.100%	01/17/24		200	223,800

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.375%	10/15/27		95	$98,519
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26		200	221,119
3.750%	05/13/30		200	231,083

				1,396,023

Auto Parts & Equipment — 0.0%
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30	(a)	500	538,983

Banks — 1.1%
Banco Continental SAECA (Paraguay),
Sr. Unsec’d. Notes, 144A
2.750%	12/10/25		193	192,517
Banco de Reservas de la Republica Dominicana (Dominican Republic),
Sub. Notes
7.000%	02/01/23		175	182,665
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.704%	01/09/25		400	423,209
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30		200	200,362
Bank Leumi Le-Israel BM (Israel),
Sub. Notes, 144A
3.275%(ff)	01/29/31		200	206,882
Bank Mandiri Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.750%	05/13/25		200	223,612
Bank of America Corp.,
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)	250	286,055
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		250	263,193
Sr. Unsec’d. Notes, MTN
2.496%(ff)	02/13/31		500	530,357
4.271%(ff)	07/23/29		200	237,887
Bank of China Ltd. (China),
Sub. Notes
5.000%	11/13/24		200	224,361
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25		375	391,719
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		200	240,348
BBVA USA,
Sr. Unsec’d. Notes
2.875%	06/29/22		300	310,329
BPCE SA (France),
Sub. Notes, 144A, MTN
4.500%	03/15/25		200	225,923

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
China Construction Bank Corp. (China),
Sub. Notes
4.250%(ff)	02/27/29		200		$215,232
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31		500		535,766
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25		250		277,677
Development Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
4.125%	12/10/22		400		419,661
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.500%	12/21/22		56		56,506
Industrial & Commercial Bank of China Ltd. (China),
Sub. Notes
4.875%	09/21/25		300		342,798
Industrial & Commercial Bank of China Macau Ltd. (Macau),
Sub. Notes
2.875%(ff)	09/12/29		300		309,551
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30		500		543,815
3.109%(ff)	04/22/51		167		185,770
3.509%(ff)	01/23/29		200		228,409
Sub. Notes
2.956%(ff)	05/13/31		242		264,875
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.048%	07/17/30		521		543,631
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		500		543,748
3.125%	01/23/23		200		211,106
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		700		740,062
National Bank of Uzbekistan (Uzbekistan),
Sr. Unsec’d. Notes
4.850%	10/21/25		261		271,041
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sub. Notes, 144A
1.832%(ff)	09/10/30		204		207,016
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30	(a)	500		547,654
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine),
Sr. Unsec’d. Notes
9.375%	03/10/23		51		53,239
9.625%	03/20/25		225		241,086
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.130%	07/08/30	(a)	524		548,958
Uzbek Industrial & Construction Bank ATB (Uzbekistan),
Sr. Unsec’d. Notes
5.750%	12/02/24		200		209,266

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41	298	$324,198
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	500	530,432
Westpac Banking Corp. (Australia),
Sub. Notes
2.894%(ff)	02/04/30	130	136,337

			12,627,253

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	234	296,596
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50	360	453,532
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27	326	345,879
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	127	139,116
3.750%	05/01/50	91	107,069
Diageo Capital PLC (United Kingdom),
Gtd. Notes
2.125%	04/29/32	200	210,804
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30	20	22,676

			1,575,672

Building Materials — 0.2%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.200%	09/17/30	200	219,831
7.375%	06/05/27	200	227,157
Grupo Cementos de Chihuahua SAB de CV (Mexico),
Gtd. Notes
5.250%	06/23/24	200	206,918
Johnson Controls International PLC,
Sr. Unsec’d. Notes
6.000%	01/15/36	77	107,026
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	200	222,713
Sr. Unsec’d. Notes, Series CB
2.500%	03/15/30	48	51,289
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29	200	275,468
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	220	222,889

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30		235	$269,762

				1,803,053

Chemicals — 0.1%
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 144A
6.500%	05/15/26		240	240,000
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26		200	223,071
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30		200	249,270
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		200	217,744

				930,085

Commercial Services — 0.1%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes
4.375%	07/03/29		200	217,003
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		100	154,748
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
7.125%	07/31/26		200	208,453

				580,204

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.550%	08/20/60		336	343,185
3.350%	02/09/27		456	519,123
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.300%	10/01/29	(a)	500	612,600

				1,474,908

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		165	171,461
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25		170	174,829
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27		55	58,146

				404,436

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
4.500%	09/15/23		263	$284,878
6.500%	07/15/25	(a)	300	358,628
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		200	211,240
4.250%	04/15/26		102	110,213
Banco BTG Pactual SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.500%	01/10/25		200	214,163
CCBL Cayman 1 Corp. Ltd. (China),
Gtd. Notes, EMTN
3.500%	05/16/24		200	212,249
CDBL Funding 1 (China),
Gtd. Notes
4.250%	12/02/24		200	219,112
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		197	175,701
Intercontinental Exchange, Inc.,
Gtd. Notes
3.100%	09/15/27		200	223,605
Sr. Unsec’d. Notes
2.100%	06/15/30		52	54,341
3.000%	06/15/50		139	146,996
3.000%	09/15/60		247	257,343
Intercorp Peru Ltd. (Peru),
Sr. Unsec’d. Notes
3.875%	08/15/29		200	208,105
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
4.400%	09/02/23		200	203,943
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50		195	213,117
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.950%	04/23/30		450	480,361
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.950%	07/15/46		150	205,298
Salmon River Export LLC,
U.S. Gov’t. Gtd. Notes
2.193%	09/15/26		278	289,736
Toll Road Investors Partnership II LP,
Insured Notes, 144A
5.186%(s)	02/15/43		200	57,605

				4,126,634

Electric — 0.7%
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	05/21/36		386	410,461
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.000%	12/01/46		150	186,553

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, Series M
3.650%	04/01/50		41	$49,518
AES Gener SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79		400	441,849
AES Panama Generation Holdings Srl (Panama),
Sr. Sec’d. Notes, 144A
4.375%	05/31/30		299	323,422
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes
3.625%	02/04/25		200	208,095
Cikarang Listrindo Tbk PT (Indonesia),
Sr. Unsec’d. Notes
4.950%	09/14/26		200	208,129
Clearway Energy Operating LLC,
Gtd. Notes, 144A
4.750%	03/15/28		145	155,252
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34		200	236,731
ContourGlobal Power Holdings SA (Spain),
Sr. Sec’d. Notes, 144A
3.125%	01/01/28	EUR	100	122,997
Emirates Semb Corp. Water & Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.450%	08/01/35		200	233,673
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		200	249,835
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	02/15/31		200	215,035
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28		200	236,630
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		300	341,093
Energuate Trust (Guatemala),
Gtd. Notes
5.875%	05/03/27		400	423,049
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes
3.400%	01/28/30		200	216,805
4.500%	01/29/25		200	221,739
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		200	222,399
Sr. Unsec’d. Notes
7.125%	02/11/25		400	409,749
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30		118	117,864
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47		150	186,509

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Infraestructura Energetica Nova SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48		200	$223,031
Inkia Energy Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
5.875%	11/09/27		200	215,381
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes, 144A
5.125%	05/07/29		250	262,515
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.500%	09/15/27		20	22,320
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40	(a)	469	469,493
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia),
Sr. Sec’d. Notes, 144A
4.850%	10/14/38		200	223,014
Star Energy Geothermal Wayang Windu Ltd. (Indonesia),
Sr. Sec’d. Notes, 144A
6.750%	04/24/33		181	205,577
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, MTN
3.500%	05/04/27		425	472,155
Termocandelaria Power Ltd. (Colombia),
Gtd. Notes, 144A
7.875%	01/30/29		400	439,946
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		222	227,924
Transelec SA (Chile),
Sr. Unsec’d. Notes
3.875%	01/12/29		300	339,611
Sr. Unsec’d. Notes, 144A
4.625%	07/26/23		200	217,289

				8,735,643

Electronics — 0.1%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	06/30/30		500	512,025
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		155	171,833

				683,858

Energy-Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya
Solar Energy Pvt Ltd. (India),
Sr. Sec’d. Notes, 144A
6.250%	12/10/24		210	232,895
Azure Power Energy Ltd. (India),
Sr. Sec’d. Notes
5.500%	11/03/22		200	205,062

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Energy-Alternate Sources (cont’d.)
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (Spain),
Sr. Sec’d. Notes, 144A
5.375%	12/30/30		223	$232,219
FS Luxembourg Sarl (Brazil),
Sr. Sec’d. Notes, 144A
10.000%	12/15/25		200	216,236
ReNew Power Pvt Ltd. (India),
Sr. Sec’d. Notes, 144A
5.875%	03/05/27		200	212,560

				1,098,972

Engineering & Construction — 0.0%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.625%	05/18/36		200	232,280
6.000%	11/18/48		198	238,650

				470,930

Entertainment — 0.0%
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		300	300,299

Foods — 0.1%
Campbell Soup Co.,
Sr. Unsec’d. Notes
2.375%	04/24/30		80	84,444
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30		154	170,806
Grupo KUO SAB De CV (Mexico),
Sr. Unsec’d. Notes
5.750%	07/07/27		268	282,157
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		140	160,763
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.625%	09/04/50		104	104,415

				802,585

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		200	221,489
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes
4.375%	04/01/23		400	424,372
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		200	218,227
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	(a)	434	502,352

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Promigas SA ESP/Gases del Pacifico SAC (Colombia),
Sr. Unsec’d. Notes, 144A
3.750%	10/16/29	200	$213,171

			1,579,611

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28	99	100,349
3.400%	11/30/23	200	216,717
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30	200	212,940
2.750%	09/23/26	200	218,685

			748,691

Healthcare-Services — 0.1%
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50	80	100,182
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28	305	359,614
Sr. Sec’d. Notes
4.125%	06/15/29	104	120,679
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45	100	130,354
Rede D’or Finance Sarl (Brazil),
Gtd. Notes
4.500%	01/22/30	200	208,499
Toledo Hospital (The),
Sec’d. Notes
5.325%	11/15/28	166	193,086
Sr. Sec’d. Notes
5.750%	11/15/38	62	73,801
Tower Health,
Unsec’d. Notes, Series 2020
4.451%	02/01/50	151	124,593

			1,310,808

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	150	168,522
4.700%	07/10/35	100	128,178
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
4.850%	04/17/28	111	124,592
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29	131	142,829
3.600%	08/19/49	82	96,294
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/48	148	192,743

			853,158

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet — 0.4%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.500%	06/03/30		1,000	$1,017,622
B2W Digital Lux Sarl (Brazil),
Gtd. Notes, 144A
4.375%	12/20/30		200	207,894
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.075%	04/07/25		200	213,998
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25		200	221,860
4.500%	04/13/27		66	78,659
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.500%	06/20/28		200	240,266
JD.com, Inc. (China),
Sr. Unsec’d. Notes
3.375%	01/14/30		200	217,568
Meituan (China),
Sr. Unsec’d. Notes, 144A
2.125%	10/28/25		200	203,450
3.050%	10/28/30		243	253,650
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28		50	56,397
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		200	217,099
3.832%	02/08/51		200	196,036
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		200	207,886
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
2.390%	06/03/30		200	205,147
3.240%	06/03/50		279	289,382
Sr. Unsec’d. Notes, EMTN
3.595%	01/19/28		200	220,776
Weibo Corp. (China),
Sr. Unsec’d. Notes
3.375%	07/08/30		251	256,893

				4,304,583

Investment Companies — 0.1%
MDGH - GMTN BV (United Arab Emirates),
Gtd. Notes, 144A, MTN
2.500%	11/07/24		500	528,674
2.875%	11/07/29	(a)	200	216,088

				744,762

Lodging — 0.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26		73	78,228
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.625%	06/15/30		229	268,553

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		124	$145,045
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32		184	201,242
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		200	208,929

				901,997

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	06/30/28		123	128,075

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC,
Gtd. Notes
1.950%	07/02/23		132	136,077
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27		200	225,511
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.565%	02/15/30		118	126,628
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		400	473,330

				961,546

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		240	253,422
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		100	116,262
6.484%	10/23/45		200	283,741
Comcast Corp.,
Gtd. Notes
6.950%	08/15/37		150	241,334
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		200	216,558
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26		200	208,167
Discovery Communications LLC,
Gtd. Notes
4.650%	05/15/50		267	334,244
Fox Corp.,
Sr. Unsec’d. Notes
3.500%	04/08/30		38	43,262
4.709%	01/25/29		150	182,049
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26	(a)	195	203,734
5.500%	07/01/29		90	99,226

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
VTR Finance NV (Chile),
Sr. Unsec’d. Notes, 144A
6.375%	07/15/28	200	$218,332
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51	431	521,860

			2,922,191

Mining — 0.1%
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes
7.500%	04/01/25	200	208,169
Gtd. Notes, 144A
6.875%	10/15/27	286	309,969
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.450%	05/15/30	200	241,069
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26	180	188,515

			947,722

Multi-National — 0.0%
Banque Ouest Africaine de Developpement (Supranational Bank),
Sr. Unsec’d. Notes, 144A
4.700%	10/22/31	200	217,221

Oil & Gas — 1.0%
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	176	226,493
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes
4.375%	10/30/24	700	771,276
4.750%	12/06/21	200	207,411
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23	200	217,919
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	40	45,618
4.227%	03/19/40	100	124,321
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
3.250%	02/25/30	200	206,870
Geopark Ltd. (Colombia),
Gtd. Notes
5.500%	01/17/27	200	200,340
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru),
Sr. Unsec’d. Notes
6.375%	06/01/28	230	251,195
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
6.375%	10/24/48	200	287,978
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25	240	262,850
6.500%	06/30/27	140	157,658

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.750%	06/30/30			467	$531,090
Medco Bell Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.375%	01/30/27			254	259,354
MOL Hungarian Oil & Gas PLC (Hungary),
Sr. Unsec’d. Notes
1.500%	10/08/27		EUR	101	126,964
NAK Naftogaz Ukraine via Kondor Finance PLC (Ukraine),
Sr. Unsec’d. Notes
7.625%	11/08/26			200	206,944
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.150%	02/25/60			200	212,909
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31	(a)		167	191,535
6.750%	01/27/41			23	28,656
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes
4.750%	06/19/32			300	346,800
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28			48	47,324
5.950%	01/28/31	(a)		559	555,862
6.490%	01/23/27			81	85,429
6.500%	03/13/27			325	342,653
6.500%	06/02/41			295	275,156
6.840%	01/23/30			474	493,768
7.690%	01/23/50			404	408,097
Gtd. Notes, MTN
6.875%	08/04/26			81	88,452
Sr. Unsec’d. Notes, 144A
6.875%	10/16/25			264	289,260
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30			400	460,779
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26			200	191,326
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30			200	203,414
3.500%	11/24/70			200	202,582
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24			300	329,244
State Oil Co. of the Azerbaijan Republic (Azerbaijan),
Sr. Unsec’d. Notes
6.950%	03/18/30			950	1,223,747
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec’d. Notes
4.000%	08/15/26			600	666,390
Sr. Sec’d. Notes, 144A
3.250%	08/15/30			350	371,292
Total Capital International SA (France),
Gtd. Notes
2.986%	06/29/41			149	162,250

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.127%	05/29/50		184	$200,102

				11,461,308

Oil & Gas Services — 0.0%
Halliburton Co.,
Sr. Unsec’d. Notes
5.000%	11/15/45		54	63,617

Packaging & Containers — 0.1%
CANPACK SA/Eastern PA Land Investment Holding LLC (Poland),
Gtd. Notes, 144A
2.375%	11/01/27	EUR	200	252,151
3.125%	11/01/25		200	202,019
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26		305	316,480
SAN Miguel Industrias Pet SA (Peru),
Gtd. Notes
4.500%	09/18/22		200	204,311

				974,961

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25		150	167,481
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.794%	05/20/50		501	594,864
4.669%	06/06/47		100	130,801
Cigna Corp.,
Sr. Unsec’d. Notes
2.400%	03/15/30		500	531,439

				1,424,585

Pipelines — 0.5%
AI Candelaria Spain SLU (Spain),
Sr. Sec’d. Notes
7.500%	12/15/28		500	583,529
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29		165	174,381
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26		200	233,810
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
1.750%	09/30/27		345	350,470
2.625%	03/31/36		349	362,119
3.250%	09/30/40		459	484,435
KazTransGas JSC (Kazakhstan),
Gtd. Notes
4.375%	09/26/27		819	946,278
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.400%	09/01/44		200	249,310
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48		150	174,046

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes
5.375%	03/22/30		300	$264,896
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		75	78,506
3.800%	09/15/30		484	518,351
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		200	229,505
Sr. Sec’d. Notes, 144A
4.500%	05/15/30		173	205,404
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26		400	483,642
Gov’t. Gtd. Notes, 144A
6.875%	03/24/26		260	314,367
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		282	314,899
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.875%	04/15/26	(a)	151	158,617

				6,126,565

Real Estate — 0.0%
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.500%	02/01/24		200	210,965

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
2.100%	06/15/30		1,000	1,026,463
3.100%	06/15/50	(a)	580	597,410
3.550%	07/15/27		200	226,277
3.800%	08/15/29		32	37,152
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	(a)	116	133,361
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25		263	268,510
Equinix, Inc.,
Sr. Unsec’d. Notes
1.800%	07/15/27		500	514,446
2.150%	07/15/30		500	509,272
5.375%	05/15/27		450	489,822
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		200	225,408
5.375%	11/01/23		65	71,010
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.500%	02/15/31		275	286,970
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		140	148,908

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27		275	$287,928

				4,822,937

Retail — 0.0%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.350%	04/15/50		75	89,397
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26		50	51,895
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.875%	04/15/30		143	171,521
4.500%	04/15/50		58	82,584

				395,397

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		321	360,701
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30		462	534,502
4.750%	04/15/29		84	100,404
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
2.700%	05/01/25		20	21,499

				1,017,106

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.650%	06/01/30		286	309,482
3.500%	07/01/29		81	93,034
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25		700	782,002
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		255	272,267

				1,456,785

Telecommunications — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	09/15/53		147	147,665
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes
5.125%	01/15/28		200	212,352
PPF Telecom Group BV (Netherlands),
Sr. Sec’d. Notes, EMTN
3.250%	09/29/27	EUR	199	261,943
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.550%	02/15/31		442	464,268

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.375%	04/15/40	45	$54,655
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36	500	618,129
5.012%	04/15/49	11	15,231
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56	109	109,565
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
5.125%	01/15/28	200	213,080

			2,096,888

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	252,221
CSX Corp.,
Sr. Unsec’d. Notes
3.800%	04/15/50	19	23,432
ENA Master Trust (Panama),
Sr. Sec’d. Notes, 144A
4.000%	05/19/48	200	215,365
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	105	127,288
MV24 Capital BV (Brazil),
Sr. Sec’d. Notes
6.748%	06/01/34	189	207,700
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes
5.875%	01/18/25	200	211,567

			1,037,573

Water — 0.0%
Aegea Finance Sarl (Brazil),
Gtd. Notes, 144A
5.750%	10/10/24	200	209,434

TOTAL CORPORATE BONDS (cost $79,162,427)			86,062,056

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40	150	272,848

Florida — 0.1%
Escambia Cnty. Health Facilities Authority,
Taxable, Revenue Bonds
3.607%	08/15/40	30	31,644
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	384	403,300

			434,944

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.0%
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.411%	01/01/43	90	$94,189

New Jersey — 0.0%
New Jersey Economic Development Authority,
Revenue Bonds, Series A
7.425%	02/15/29	176	226,674

Puerto Rico — 0.0%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth,
Taxable, Revenue Bonds, Series B
9.120%	06/01/22	100	102,269

TOTAL MUNICIPAL BONDS (cost $1,060,952)			1,130,924

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae REMICS,
Series 2010-43, Class AH
3.250%	05/25/40	6	6,390
Series 2014-10, Class KM
3.500%	09/25/43	21	22,845
Series 2014-35, Class CA
3.500%	06/25/44	10	10,387
Series 2017-33, Class LB
3.000%	05/25/39	18	19,571
Freddie Mac REMICS,
Series 4533, Class GA
3.000%	06/15/28	35	36,102
Government National Mortgage Assoc.,
Series 2012-12, Class KN
4.500%	09/20/41	6	6,375
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MV
3.500%	08/25/58	9	10,491
Series 2019-03, Class MA
3.500%	10/25/58	15	16,768
Series 2019-03, Class MV
3.500%	10/25/58	9	10,589
Series 2019-04, Class MA
3.000%	02/25/59	17	17,950
Series 2019-04, Class MV
3.000%	02/25/59	10	10,418

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $160,530)			167,886

SOVEREIGN BONDS — 4.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	09/30/29	475	513,239
Sr. Unsec’d. Notes, 144A, MTN
1.700%	03/02/31	343	343,095
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48	200	188,745
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29	200	187,952

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
9.125%	11/26/49			200	$184,744
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30			482	196,080
0.125%(cc)	07/09/35			1,155	421,933
0.125%(cc)	01/09/38			115	47,107
0.125%(cc)	07/09/41			445	168,224
1.000%	07/09/29			65	28,048
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30			241	252,982
3.375%	08/20/50			203	219,051
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30			353	372,340
4.500%	05/30/29			300	333,757
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			200	216,324
4.500%	01/28/26	(a)		400	453,266
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.375%	03/24/21			300	303,933
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23			500	551,501
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25			200	225,805
5.875%	01/30/60			200	220,352
5.950%	01/25/27			580	684,538
6.400%	06/05/49			150	176,102
6.500%	02/15/48			200	236,785
7.450%	04/30/44			100	129,494
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30			300	326,817
4.875%	09/23/32			484	536,440
5.875%	01/30/60			514	566,305
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/35			1,004	547,889
0.500%(cc)	07/31/40			363	184,723
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28			500	549,320
Sr. Unsec’d. Notes, 144A
5.577%	02/21/23			300	316,506
7.625%	05/29/32			300	340,185
8.875%	05/29/50			400	469,725
Sr. Unsec’d. Notes, 144A, MTN
6.375%	04/11/31		EUR	100	131,339
7.053%	01/15/32			600	653,361
7.600%	03/01/29			200	230,106
8.500%	01/31/47			750	850,023
El Salvador Government International Bond (El Salvador)
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50			200	178,353

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.875%	02/01/28		220	$243,047
Sr. Unsec’d. Notes, EMTN
4.000%	01/14/23		250	263,960
Finance Department Government of Sharjah (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50		200	204,333
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		270	361,950
Sr. Unsec’d. Notes
7.875%	02/11/35		200	205,656
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.875%	02/13/28		400	461,089
4.900%	06/01/30		250	292,063
Sr. Unsec’d. Notes, 144A
4.900%	06/01/30		400	467,301
5.375%	04/24/32		200	243,835
6.125%	06/01/50		200	264,510
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	114	152,098
1.750%	06/05/35	EUR	119	161,051
5.375%	02/21/23		852	936,209
India Government Bond (India),
Bonds
7.170%	01/08/28	INR	10,580	156,735
Sr. Unsec’d. Notes
5.770%	08/03/30	INR	10,410	141,188
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.400%	09/18/29		401	448,566
4.100%	04/24/28		300	348,896
4.350%	01/11/48		409	488,577
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25		200	223,768
4.750%	01/08/26		200	233,836
Indonesia Treasury Bond (Indonesia),
Bonds, Series 080
7.500%	06/15/35	IDR	1,851,000	146,262
Bonds, Series 086
5.500%	04/15/26	IDR	2,074,000	150,011
Bonds, Series 087
6.500%	02/15/31	IDR	4,119,000	307,611
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.250%	03/22/30	EUR	100	130,880
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	285	357,529
6.875%	10/17/40	EUR	252	349,613
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28		200	243,934
7.875%	07/28/45		400	572,830
8.000%	03/15/39		299	437,575

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A
5.850%	07/07/30			370	$409,185
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24			200	219,579
7.000%	05/22/27			200	220,251
8.000%	05/22/32			200	233,250
8.250%	02/28/48			200	230,180
Sr. Unsec’d. Notes, 144A
8.000%	05/22/32	(a)		600	699,750
Malaysia Government Bond (Malaysia),
Bonds, Series 111
4.160%	07/15/21		MYR	589	148,289
Bonds, Series 314
4.048%	09/30/21		MYR	586	148,114
Mexican Bonos (Mexico),
Bonds, Series M20
7.500%	06/03/27		MXN	4,200	240,185
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31			287	294,539
3.771%	05/24/61			281	293,229
4.750%	04/27/32			200	240,987
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
1.500%	11/27/31		EUR	100	118,761
2.000%	09/30/30		EUR	121	149,815
4.250%	12/11/22			200	210,369
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32			456	463,112
4.000%	12/15/50			200	206,389
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.696%	02/23/38			420	446,695
7.875%	02/16/32			400	440,106
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25			220	252,781
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.875%	03/31/36			200	206,867
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30			500	554,960
4.500%	04/01/56			200	258,203
Sr. Unsec’d. Notes, 144A
3.750%	04/17/26			200	219,090
Sr. Unsub. Notes
2.252%	09/29/32			200	206,248
Panama Notas del Tesoro (Panama),
Sr. Unsec’d. Notes
3.750%	04/17/26			450	490,751
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26			200	233,973
5.600%	03/13/48			200	257,383
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31			800	966,894

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.400%	03/30/50		400	$506,325
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes, 144A
2.800%	06/23/30		231	245,083
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		93	93,930
Province of Santa Fe (Argentina),
Sr. Unsec’d. Notes
7.000%	03/23/23		150	116,618
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.750%	04/16/30		300	353,368
4.500%	04/23/28		500	605,387
Sr. Unsec’d. Notes, 144A
3.750%	04/16/30		400	471,158
4.400%	04/16/50		750	979,307
4.817%	03/14/49		300	409,477
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes, Series 2037
8.500%	01/31/37	ZAR	3,573	201,845
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		600	625,238
4.850%	09/30/29		200	212,595
Republic of Uzbekistan Bond (Uzbekistan),
Sr. Unsec’d. Notes, 144A, MTN
3.700%	11/25/30		246	258,914
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	72	104,825
Sr. Unsec’d. Notes, EMTN
2.000%	01/28/32	EUR	302	386,927
2.875%	03/11/29	EUR	71	97,672
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	100	130,206
Unsec’d. Notes, 144A, MTN
2.124%	07/16/31	EUR	161	208,476
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.250%	06/23/27		1,000	1,141,869
4.750%	05/27/26		800	924,010
5.100%	03/28/35		200	252,976
Sr. Unsec’d. Notes, 144A
5.100%	03/28/35		400	505,952
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
4.500%	04/17/30		430	518,739
4.500%	10/26/46		250	303,406
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33		440	494,248
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	100	126,479
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	200	252,958
3.125%	05/15/27	EUR	281	386,357

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.200%	05/11/27		350	$199,551
7.550%	03/28/30		200	114,083
7.850%	03/14/29		200	115,128
Sr. Unsec’d. Notes, 144A
6.850%	03/14/24		200	122,038
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	03/13/25		400	400,591
4.250%	04/14/26		300	297,133
5.125%	02/17/28		300	303,839
5.250%	03/13/30		300	301,176
5.600%	11/14/24		200	209,344
5.950%	01/15/31		200	208,567
6.375%	10/14/25		267	288,383
6.875%	03/17/36		97	105,764
Turkiye Ihracat Kredi Bankasi A/S (Turkey),
Sr. Unsec’d. Notes
5.375%	10/24/23		200	202,175
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
0.000%(cc)	05/31/40		671	691,072
7.253%	03/15/33		200	218,557
7.375%	09/25/32		600	660,177
7.750%	09/01/23		250	275,032
7.750%	09/01/24		300	333,721
7.750%	09/01/25		365	408,925
7.750%	09/01/26		500	563,940
7.750%	09/01/27		550	623,715
Sr. Unsec’d. Notes, 144A
7.253%	03/15/33		466	509,239
Ukreximbank Via Biz Finance PLC (Ukraine),
Sr. Unsec’d. Notes
9.750%	01/22/25		200	209,786
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40	UYU	7,592	207,984
4.375%	01/23/31		492	604,179
4.975%	04/20/55		662	919,555
5.100%	06/18/50		39	54,635
Sr. Unsec’d. Notes, TIPS
4.375%	12/15/28	UYU	6,513	176,162
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24		546	615,413

TOTAL SOVEREIGN BONDS (cost $46,832,492)				51,445,546

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Mortgage Corp.
2.500%	08/01/40		74	79,055
3.000%	11/01/42		133	141,582
3.000%	11/01/46		365	383,491
3.000%	12/01/46		125	131,833
3.000%	02/01/50		56	59,420
3.000%	05/01/50		92	99,746
3.000%	06/01/50		43	46,291

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/32	83	$90,061
3.500%	08/01/32	158	171,290
3.500%	07/01/42	32	34,048
3.500%	08/01/46	189	202,456
3.500%	05/01/49	17	18,039
4.000%	01/01/40	294	323,589
4.500%	08/01/46	77	84,152
Federal National Mortgage Assoc.
1.500%	TBA	50	51,438
1.500%	TBA	275	277,803
2.000%	TBA	75	78,399
2.000%	TBA	600	623,179
2.000%	TBA	600	626,582
2.000%	TBA	1,650	1,710,713
2.500%	TBA	200	210,429
2.500%	TBA	625	651,788
2.500%	TBA	1,150	1,212,081
2.500%	06/01/35	110	115,104
2.500%	07/01/40	49	53,083
2.500%	11/01/46	31	32,822
2.500%	02/01/50	24	25,187
2.500%	02/01/50	48	50,959
2.500%	07/01/50	26	28,409
2.500%	07/01/50	49	52,112
2.500%	12/01/50	125	131,384
3.000%	TBA	250	262,342
3.000%	TBA	325	340,766
3.000%	TBA	625	654,733
3.000%	11/01/28	10	10,370
3.000%	09/01/32	169	177,396
3.000%	08/01/33	51	53,867
3.000%	11/01/46	172	181,541
3.000%	06/01/50	23	25,807
3.000%	07/01/50	162	170,041
3.000%	08/01/50	594	622,757
3.000%	09/01/50	289	303,945
3.500%	TBA	1,401	1,480,621
3.500%	03/01/42	188	204,462
3.500%	03/01/46	12	12,406
3.500%	04/01/46	135	143,928
3.500%	06/01/46	306	328,476
3.500%	12/01/47	42	46,530
3.500%	05/01/49	41	45,373
4.000%	TBA	1,100	1,174,678
4.000%	06/01/39	359	394,403
4.000%	03/01/45	192	215,962
4.000%	02/01/46	94	101,673
4.000%	04/01/46	87	94,724
5.000%	11/01/33	56	65,210
5.000%	06/01/40	73	84,241
5.000%	10/01/41	110	128,427
Government National Mortgage Assoc.
2.000%	TBA	425	443,660
2.500%	TBA	225	238,140
2.500%	TBA	275	290,501
2.500%	11/20/50	150	158,492
2.500%	12/20/50	200	211,867
3.000%	TBA	100	104,558

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/20/46		171	$182,173
3.000%	09/20/47		30	31,574
3.000%	08/20/50		296	310,917
3.000%	09/20/50		271	285,392
3.500%	TBA		625	662,358
3.500%	01/15/42		129	137,708
3.500%	04/20/46		74	80,435
3.500%	05/20/46		191	206,931
4.000%	TBA		550	586,364
4.500%	04/20/49		108	116,584
5.000%	06/20/48		59	64,231

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $18,956,800)				19,233,089

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds
2.375%	11/15/49		875	1,027,441
2.500%	02/15/46		850	1,014,688
3.500%	02/15/39		496	672,545
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/23		387	402,072
0.125%	07/15/24		1,535	1,644,270
0.375%	07/15/27	(k)	889	999,854
0.625%	01/15/26		767	856,137
0.750%	07/15/28		392	456,163
0.750%	02/15/42		674	857,324
1.000%	02/15/48		127	176,275
1.375%	02/15/44		224	321,533
1.750%	01/15/28		395	484,839
2.500%	01/15/29	(k)	1,244	1,634,064
U.S. Treasury Notes
1.375%	01/31/22	(k)	7,300	7,398,664
1.375%	01/31/25	(k)	8,100	8,463,867

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,793,353)				26,409,736

TOTAL LONG-TERM INVESTMENTS (cost $815,289,095)				1,020,937,990

			Shares

SHORT-TERM INVESTMENTS — 16.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			151,685,281	151,685,281
PGIM Institutional Money Market Fund (cost $44,194,156; includes $44,187,278 of cash collateral for securities on loan)(b)(w)			44,213,448	44,191,342

TOTAL SHORT-TERM INVESTMENTS (cost $195,879,437)				195,876,623

TOTAL INVESTMENTS—104.4% (cost $1,011,168,532)				1,216,814,613
Liabilities in excess of other assets(z) — (4.4)%				(51,144,366)

NET ASSETS — 100.0%				$1,165,670,247

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,232,131 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,286,257; cash collateral of $44,187,278 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
12	2 Year U.S. Treasury Notes	Mar. 2021	$2,651,719	$2,208
19	5 Year U.S. Treasury Notes	Mar. 2021	2,397,117	5,575
25	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	5,339,062	(1,011)
443	Mini MSCI EAFE Index	Mar. 2021	47,197,220	992,079
363	S&P 500 E-Mini Index	Mar. 2021	68,040,720	1,596,107

				2,594,958

Short Position:
52	10 Year U.S. Ultra Treasury Notes	Mar. 2021	8,130,688	6,307

				$2,601,265

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/04/21	Barclays Bank PLC	BRL	262	$51,077	$50,415	$—	$(662)
Expiring 02/04/21	Goldman Sachs International	BRL	381	73,087	73,315	228	—
Expiring 02/04/21	Goldman Sachs International	BRL	354	67,862	68,119	257	—
Expiring 02/04/21	Goldman Sachs International	BRL	354	67,869	68,118	249	—
Expiring 02/04/21	Goldman Sachs International	BRL	238	46,053	45,798	—	(255)
Expiring 02/04/21	Goldman Sachs International	BRL	138	26,449	26,554	105	—
Expiring 02/04/21	JPMorgan Chase Bank, N.A.	BRL	307	58,886	59,075	189	—
Expiring 02/04/21	Morgan Stanley & Co. International PLC	BRL	330	65,167	63,500	—	(1,667)
Chilean Peso,
Expiring 02/04/21	JPMorgan Chase Bank, N.A.	CLP	72,032	95,457	101,369	5,912	—
China Yuan,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	CNY	632	95,035	96,661	1,626	—
Chinese Renminbi,
Expiring 01/15/21	HSBC Bank USA, N.A.	CNH	1,261	189,469	193,722	4,253	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	CNH	682	103,334	104,773	1,439	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	CNH	627	94,513	96,324	1,811	—
Expiring 02/02/21	JPMorgan Chase Bank, N.A.	CNH	789	116,811	121,072	4,261	—
Colombian Peso,
Expiring 02/03/21	JPMorgan Chase Bank, N.A.	COP	730,591	209,326	213,891	4,565	—
Expiring 02/03/21	JPMorgan Chase Bank, N.A.	COP	175,605	50,314	51,411	1,097	—
Expiring 02/04/21	Morgan Stanley & Co. International PLC	COP	133,518	37,790	39,088	1,298	—
Czech Koruna,
Expiring 01/15/21	Morgan Stanley & Co. International PLC	CZK	4,324	188,042	201,333	13,291	—
Euro,
Expiring 01/15/21	Goldman Sachs International	EUR	39	45,965	47,330	1,365	—
Expiring 01/15/21	HSBC Bank USA, N.A.	EUR	80	93,761	97,659	3,898	—
Expiring 01/15/21	Merrill Lynch International	EUR	128	155,317	155,979	662	—
Indian Rupee,
Expiring 02/25/21	Barclays Bank PLC	INR	17,503	233,591	238,269	4,678	—
Mexican Peso,
Expiring 01/15/21	Goldman Sachs International	MXN	2,024	93,569	101,534	7,965	—
Expiring 01/15/21	HSBC Bank USA, N.A.	MXN	5,414	252,493	271,594	19,101	—
Expiring 01/15/21	HSBC Bank USA, N.A.	MXN	1,662	77,831	83,374	5,543	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	3,888	186,601	195,042	8,441	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	2,949	145,313	147,937	2,624	—
Expiring 01/15/21	Merrill Lynch International	MXN	994	46,437	49,865	3,428	—

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 01/20/21	Goldman Sachs International	RUB	3,871	$50,463	$52,207	$1,744	$—
Expiring 02/03/21	Barclays Bank PLC	RUB	3,626	48,442	48,808	366	—
Expiring 02/03/21	Goldman Sachs International	RUB	3,662	48,942	49,292	350	—
Expiring 02/03/21	JPMorgan Chase Bank, N.A.	RUB	11,024	147,262	148,388	1,126	—
Expiring 02/03/21	Morgan Stanley & Co. International PLC	RUB	3,280	43,284	44,151	867	—
Expiring 02/08/21	Barclays Bank PLC	RUB	6,960	94,427	93,628	—	(799)
Expiring 02/08/21	Goldman Sachs International	RUB	18,987	257,082	255,420	—	(1,662)
Expiring 02/08/21	Goldman Sachs International	RUB	7,123	96,518	95,822	—	(696)
Expiring 03/02/21	Goldman Sachs International	RUB	3,048	40,907	40,896	—	(11)
South African Rand,
Expiring 01/15/21	BNP Paribas S.A.	ZAR	837	54,224	56,828	2,604	—
Expiring 01/15/21	Goldman Sachs International	ZAR	3,022	189,975	205,181	15,206	—
Expiring 01/15/21	Goldman Sachs International	ZAR	1,413	91,119	95,937	4,818	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	ZAR	804	51,757	54,588	2,831	—
Expiring 01/15/21	Merrill Lynch International	ZAR	736	46,802	49,971	3,169	—
Expiring 01/15/21	Merrill Lynch International	ZAR	662	42,917	44,946	2,029	—
Turkish Lira,
Expiring 01/15/21	BNP Paribas S.A.	TRY	407	48,999	54,493	5,494	—
Expiring 01/15/21	Goldman Sachs International	TRY	621	74,510	83,146	8,636	—
Expiring 01/15/21	HSBC Bank USA, N.A.	TRY	287	34,248	38,426	4,178	—
Expiring 01/15/21	HSBC Bank USA, N.A.	TRY	284	35,312	38,024	2,712	—
Expiring 01/15/21	HSBC Bank USA, N.A.	TRY	252	30,416	33,740	3,324	—
Expiring 01/15/21	HSBC Bank USA, N.A.	TRY	101	12,067	13,522	1,455	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	1,286	156,066	172,182	16,116	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	1,125	139,061	150,626	11,565	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	407	49,031	54,493	5,462	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	405	52,590	54,225	1,635	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	388	46,512	51,949	5,437	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	388	46,872	51,950	5,078	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	156	18,846	20,887	2,041	—
Expiring 01/15/21	State Street Bank & Trust Company	TRY	246	31,216	32,937	1,721	—
Expiring 01/15/21	UBS AG	TRY	1,800	225,263	241,001	15,738	—
Expiring 01/25/21	HSBC Bank USA, N.A.	TRY	386	49,215	51,497	2,282	—
Expiring 01/25/21	UBS AG	TRY	603	77,258	80,447	3,189	—
Expiring 02/18/21	JPMorgan Chase Bank, N.A.	TRY	373	46,902	49,275	2,373	—

				$5,445,924	$5,672,004	231,832	(5,752)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Czech Koruna,
Expiring 01/15/21	Goldman Sachs International	CZK	2,125	$91,048	$98,943	$—	$(7,895)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	CZK	2,199	93,975	102,389	—	(8,414)
Euro,
Expiring 01/15/21	Barclays Bank PLC	EUR	243	286,623	296,975	—	(10,352)
Expiring 01/15/21	Citibank, N.A.	EUR	205	242,000	249,931	—	(7,931)
Expiring 01/15/21	Goldman Sachs International	EUR	282	335,924	344,828	—	(8,904)
Expiring 01/15/21	Goldman Sachs International	EUR	101	118,668	123,434	—	(4,766)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	EUR	124	147,011	151,814	—	(4,803)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	EUR	98	116,829	120,054	—	(3,225)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	EUR	15	18,363	18,303	60	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	EUR	10	12,658	12,682	—	(24)
Expiring 01/15/21	Merrill Lynch International	EUR	390	473,993	476,627	—	(2,634)

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/15/21	Merrill Lynch International	EUR	104	$126,392	$127,243	$—	$(851)
Expiring 01/15/21	Merrill Lynch International	EUR	100	118,595	121,743	—	(3,148)
Expiring 01/15/21	Merrill Lynch International	EUR	56	69,199	68,985	214	—
Expiring 01/15/21	Morgan Stanley & Co. International PLC	EUR	1,861	2,201,362	2,274,783	—	(73,421)
Expiring 01/15/21	Morgan Stanley & Co. International PLC	EUR	100	117,328	122,212	—	(4,884)
Expiring 01/15/21	Morgan Stanley & Co. International PLC	EUR	100	121,538	122,212	—	(674)
Indian Rupee,
Expiring 02/25/21	JPMorgan Chase Bank, N.A.	INR	3,647	49,217	49,647	—	(430)
Indonesian Rupiah,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	IDR	3,556,139	250,221	255,277	—	(5,056)
Expiring 01/21/21	JPMorgan Chase Bank, N.A.	IDR	2,071,345	145,307	148,674	—	(3,367)
Japanese Yen,
Expiring 01/07/21	Goldman Sachs International	JPY	320,000	3,079,055	3,099,424	—	(20,369)
Mexican Peso,
Expiring 01/15/21	BNP Paribas S.A.	MXN	2,915	145,812	146,232	—	(420)
Expiring 01/15/21	HSBC Bank USA, N.A.	MXN	815	40,305	40,885	—	(580)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	4,746	235,616	238,108	—	(2,492)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	3,263	163,844	163,688	156	—
Russian Ruble,
Expiring 01/20/21	Barclays Bank PLC	RUB	3,593	48,732	48,457	275	—
Expiring 02/03/21	Barclays Bank PLC	RUB	6,850	90,632	92,204	—	(1,572)
Expiring 02/03/21	Barclays Bank PLC	RUB	3,704	48,711	49,857	—	(1,146)
Expiring 02/03/21	Goldman Sachs International	RUB	9,836	130,055	132,397	—	(2,342)
South African Rand,
Expiring 01/15/21	BNP Paribas S.A.	ZAR	1,140	73,689	77,429	—	(3,740)
Expiring 01/15/21	Goldman Sachs International	ZAR	1,803	122,832	122,414	418	—
Expiring 01/15/21	Goldman Sachs International	ZAR	1,142	72,239	77,534	—	(5,295)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	ZAR	867	59,066	58,865	201	—
Turkish Lira,
Expiring 01/15/21	HSBC Bank USA, N.A.	TRY	623	75,913	83,414	—	(7,501)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	TRY	354	42,385	47,397	—	(5,012)

				$9,565,137	$9,765,061	1,324	(201,248)

						$233,156	$(207,000)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America	$—	$161,003
Goldman Sachs & Co. LLC	—	10,137,629

Total	$—	$10,298,632

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$612,577,239	$207,169,843	$1,232,131
Exchange-Traded Fund	1,781,877	—	—
Warrants	5,762	—	—
Asset-Backed Securities
Automobiles	—	708,026	—
Collateralized Loan Obligations	—	4,296,064	—
Other	—	383,598	—
Small Business Loan	—	103,733	—
Commercial Mortgage-Backed Securities	—	8,230,480	—
Corporate Bonds	—	86,062,056	—
Municipal Bonds	—	1,130,924	—
Residential Mortgage-Backed Securities	—	167,886	—
Sovereign Bonds	—	51,445,546	—
U.S. Government Agency Obligations	—	19,233,089	—
U.S. Treasury Obligations	—	26,409,736	—
Affiliated Mutual Funds	195,876,623	—	—

Total	$810,241,501	$405,340,981	$1,232,131

Other Financial Instruments*
Assets
Futures Contracts	$2,602,276	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	233,156	—

Total	$2,602,276	$233,156	$—

Liabilities
Futures Contracts	$(1,011)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(207,000)	—

Total	$(1,011)	$(207,000)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	16.8%
Software	5.5
Equity Real Estate Investment Trusts (REITs)	5.2
Banks	4.6
Sovereign Bonds	4.4
IT Services	3.8
Insurance	3.0
Chemicals	2.8
Health Care Equipment & Supplies	2.7
Capital Markets	2.6
Semiconductors & Semiconductor Equipment	2.5
Pharmaceuticals	2.5
Interactive Media & Services	2.4
U.S. Treasury Obligations	2.3
Professional Services	2.0
Internet & Direct Marketing Retail	1.9
Life Sciences Tools & Services	1.8
U.S. Government Agency Obligations	1.6

Machinery	1.6%
Real Estate Management & Development	1.5
Food Products	1.4
Electric Utilities	1.4
Entertainment	1.3
Electrical Equipment	1.3
Oil, Gas & Consumable Fuels	1.3
Textiles, Apparel & Luxury Goods	1.2
Building Products	1.2
Hotels, Restaurants & Leisure	1.0
Oil & Gas	1.0
Media	1.0
Health Care Providers & Services	0.9
Beverages	0.8
Technology Hardware, Storage & Peripherals	0.8
Specialty Retail	0.8
Electric	0.7
Aerospace & Defense	0.7
Commercial Mortgage-Backed Securities	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Biotechnology	0.7%
Electronic Equipment, Instruments & Components	0.7
Diversified Financial Services	0.7
Multi-Utilities	0.6
Road & Rail	0.6
Household Products	0.6
Commercial Services & Supplies	0.6
Industrial Conglomerates	0.5
Pipelines	0.5
Wireless Telecommunication Services	0.5
Real Estate Investment Trusts (REITs)	0.4
Containers & Packaging	0.4
Diversified Consumer Services	0.4
Auto Components	0.4
Internet	0.4
Collateralized Loan Obligations	0.4
Food & Staples Retailing	0.4
Tobacco	0.3
Diversified Telecommunication Services	0.3
Leisure Products	0.3
Consumer Finance	0.3
Construction Materials	0.3
Distributors	0.3
Household Durables	0.3
Personal Products	0.2
Gas Utilities	0.2
Health Care Technology	0.2
Trading Companies & Distributors	0.2
Telecommunications	0.2
Multiline Retail	0.2
Metals & Mining	0.2
Building Materials	0.2
Automobiles	0.2
Exchange-Traded Fund	0.2
Gas	0.1
Construction & Engineering	0.1
Computers	0.1
Airlines	0.1
Auto Manufacturers	0.1
Thrifts & Mortgage Finance	0.1

Healthcare-Services	0.1%
Communications Equipment	0.1
Municipal Bonds	0.1
Energy-Alternate Sources	0.1
Agriculture	0.1
Transportation	0.1
Independent Power & Renewable Electricity Producers	0.1
Semiconductors	0.1
Packaging & Containers	0.1
Machinery-Diversified	0.1
Mining	0.1
Lodging	0.1
Energy Equipment & Services	0.1
Foods	0.1
Healthcare-Products	0.1
Investment Companies	0.1
Electronics	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Commercial Services	0.1
Auto Parts & Equipment	0.0	*
Engineering & Construction	0.0	*
Distribution/Wholesale	0.0	*
Retail	0.0	*
Transportation Infrastructure	0.0	*
Other	0.0	*
Paper & Forest Products	0.0	*
Multi-National	0.0	*
Real Estate	0.0	*
Water	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Machinery-Construction & Mining	0.0	*
Small Business Loan	0.0	*
Oil & Gas Services	0.0	*

	104.4
Liabilities in excess of other assets	(4.4)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$2,588,186	*	—	$—
Equity contracts	Unaffiliated investments	5,762		—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$233,156		Unrealized depreciation on OTC forward foreign currency exchange contracts	$207,000
Interest rate contracts	Due from/to broker-variation margin futures	14,090	*	Due from/to broker-variation margin futures	1,011	*

		$2,841,194			$208,011

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$33,178	$—	$—	$(151,786)
Equity contracts	3,212	—	3,699,489	—	—
Foreign exchange contracts	—	—	—	(18,803)	—
Interest rate contracts	—	—	(140,179)	—	—

Total	$3,212	$33,178	$3,559,310	$(18,803)	$(151,786)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts
Credit contracts	$—	$8,704	$—	$—
Equity contracts	5,762	—	1,646,267	—
Foreign exchange contracts	—	—	—	15,863
Interest rate contracts	—	—	(27,694)	—

Total	$5,762	$8,704	$1,618,573	$15,863

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,886	$98,853,941	$6,946,038	$3,105,197

Forward Foreign Currency Exchange Contracts—Sold(3)
$4,466,974

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit Default Swap Agreements— Sell Protection(2)
$160,100

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$43,286,257	$(43,286,257)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC	$5,319	$(14,531)	$(9,212)	$—	$(9,212)
BNP Paribas S.A.	8,098	(4,160)	3,938	—	3,938
Citibank, N.A.	—	(7,931)	(7,931)	—	(7,931)
Goldman Sachs International	41,341	(52,195)	(10,854)	—	(10,854)
HSBC Bank USA, N.A.	46,746	(8,081)	38,665	—	38,665
JPMorgan Chase Bank, N.A.	86,046	(32,823)	53,223	—	53,223
Merrill Lynch International	9,502	(6,633)	2,869	—	2,869
Morgan Stanley & Co. International PLC	15,456	(80,646)	(65,190)	—	(65,190)
State Street Bank & Trust Company	1,721	—	1,721	—	1,721
UBS AG	18,927	—	18,927	—	18,927

	$233,156	$(207,000)	$26,156	$—	$26,156

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $43,286,257:
Unaffiliated investments (cost $815,289,095)	$1,020,937,990
Affiliated investments (cost $195,879,437)	195,876,623
Foreign currency, at value (cost $3,167,830)	3,178,929
Dividends and interest receivable	2,671,619
Tax reclaim receivable	611,595
Unrealized appreciation on OTC forward foreign currency exchange contracts	233,156
Receivable for investments sold	133,689
Receivable for Portfolio shares sold	132,027
Due from broker-variation margin futures	74,057
Receivable from affiliate	53,934
Prepaid expenses and other assets	12,869

Total Assets	1,223,916,488

LIABILITIES
Payable to broker for collateral for securities on loan	44,187,278
Payable for investments purchased	12,557,486
Management fee payable	322,538
Foreign capital gains tax liability accrued	285,790
Payable for Portfolio shares purchased	234,543
Accrued expenses and other liabilities	226,008
Unrealized depreciation on OTC forward foreign currency exchange contracts	207,000
Payable to affiliate	191,415
Distribution fee payable	31,682
Trustees’ fees payable	2,100
Affiliated transfer agent fee payable	401

Total Liabilities	58,246,241

NET ASSETS	$1,165,670,247

Net assets were comprised of:
Partners’ Equity	$1,165,670,247

Net asset value and redemption price per share, $1,165,670,247 / 60,907,391 outstanding shares of beneficial interest	$19.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $508,063 foreign withholding tax, of which $106,732 is reimbursable by an affiliate)	$10,354,627
Interest income (net of $83 foreign withholding tax)	5,989,777
Affiliated dividend income	920,586
Income from securities lending, net (including affiliated income of $111,228)	173,331

Total income	17,438,321

EXPENSES
Management fee	6,353,889
Distribution fee	2,375,054
Custodian and accounting fees	439,445
Audit fee	47,264
Legal fees and expenses	28,644
Trustees’ fees	22,120
Shareholders’ reports	15,449
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Miscellaneous	46,860

Total expenses	9,335,783
Less: Fee waiver and/or expense reimbursement	(89,580)

Net expenses	9,246,203

NET INVESTMENT INCOME (LOSS)	8,192,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,067)) (net of foreign capital gains taxes $(5,998))	(50,147,903)
Futures transactions	3,559,310
Forward currency contract transactions	(18,803)
Swap agreements transactions	(151,786)
Foreign currency transactions	(79,681)

(46,838,863)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,240)) (net of change in foreign capital gains taxes $(285,790))	123,565,361
Futures	1,618,573
Forward currency contracts	15,863
Foreign currencies	45,255

125,245,052

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	78,406,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$86,598,307

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,192,118	$13,097,465
Net realized gain (loss) on investment and foreign currency transactions	(46,838,863)	75,212,790
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	125,245,052	83,385,320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	86,598,307	171,695,575

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [42,076,246 and 9,390,729 shares, respectively]	623,812,856	147,372,303
Portfolio shares purchased [37,712,028 and 1,970,846 shares, respectively]	(529,601,295)	(31,372,052)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	94,211,561	116,000,251

CAPITAL CONTRIBUTIONS	—	5,567

TOTAL INCREASE (DECREASE)	180,809,868	287,701,393
NET ASSETS:
Beginning of year	984,860,379	697,158,986

End of year	$1,165,670,247	$984,860,379

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 86.6%
COMMON STOCKS — 54.7%	Shares	Value
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc.*	26,605	$1,406,074
Boeing Co. (The)	104,149	22,294,135
BWX Technologies, Inc.	40,297	2,429,103
Cubic Corp.(a)	32,100	1,991,484
HEICO Corp. (Class A Stock)	12,698	1,486,428
Kratos Defense & Security Solutions, Inc.*	61,986	1,700,276
L3Harris Technologies, Inc.	71,735	13,559,350
Meggitt PLC (United Kingdom)*	2,288,809	14,625,948
Safran SA (France)*	90,399	12,863,891
Teledyne Technologies, Inc.*	29,995	11,757,440
Textron, Inc.	271,069	13,100,765
TransDigm Group, Inc.*	3,024	1,871,402
Triumph Group, Inc.	213,100	2,676,536

		101,762,832

Air Freight & Logistics — 0.3%
FedEx Corp.	73,245	19,015,867
United Parcel Service, Inc. (Class B Stock)	168,305	28,342,562

		47,358,429

Airlines — 0.1%
Alaska Air Group, Inc.	83,750	4,355,000
Allegiant Travel Co.	16,100	3,046,764
United Airlines Holdings, Inc.*	139,395	6,028,834

		13,430,598

Auto Components — 0.5%
Aptiv PLC	95,994	12,507,058
Autoliv, Inc. (Sweden), SDR	100,432	9,356,541
Denso Corp. (Japan)	142,500	8,482,970
Gentherm, Inc.*	62,300	4,063,206
Magna International, Inc. (Canada)	487,327	34,502,752
Stanley Electric Co. Ltd. (Japan)	270,600	8,730,166
Stoneridge, Inc.*	18,500	559,255
Sumitomo Rubber Industries Ltd. (Japan)	299,300	2,581,949

		80,783,897

Automobiles — 0.7%
Ferrari NV (Italy)(a)	64,444	14,791,187
General Motors Co.	34,000	1,415,760
Honda Motor Co. Ltd. (Japan)	180,900	5,078,618
Suzuki Motor Corp. (Japan)	217,700	10,097,409
Tesla, Inc.*(a)	54,700	38,600,149
Toyota Motor Corp. (Japan)	358,400	27,643,816

		97,626,939

Banks — 2.6%
Australia & New Zealand Banking
Group Ltd. (Australia)	564,388	9,927,680
Bank of America Corp.	1,733,562	52,544,264
BankUnited, Inc.	111,555	3,879,883
BNP Paribas SA (France)*	311,259	16,477,902
Close Brothers Group PLC (United Kingdom)	182,459	3,458,390

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
DBS Group Holdings Ltd. (Singapore)	366,262	$6,953,552
DNB ASA (Norway)*	1,126,154	21,845,195
East West Bancorp, Inc.	75,700	3,838,747
Erste Group Bank AG (Austria)*	231,621	7,088,045
Fifth Third Bancorp	1,012,516	27,915,066
Home BancShares, Inc.	125,636	2,447,389
Huntington Bancshares, Inc.	1,537,504	19,418,675
ING Groep NV (Netherlands)*	1,450,948	13,753,577
Intesa Sanpaolo SpA (Italy)*	2,896,042	6,787,242
JPMorgan Chase & Co.	109,541	13,919,375
Lloyds Banking Group PLC (United Kingdom)*	20,733,118	10,312,726
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,703,900	7,531,827
National Bank Holdings Corp. (Class A Stock)	27,600	904,176
National Bank of Canada (Canada)	296,293	16,675,646
Pacific Premier Bancorp, Inc.	102,157	3,200,579
Pinnacle Financial Partners, Inc.	63,168	4,068,019
PNC Financial Services Group, Inc. (The)	225,225	33,558,525
Popular, Inc. (Puerto Rico)	60,900	3,429,888
Seacoast Banking Corp. of Florida*	104,400	3,074,580
Signature Bank	32,537	4,401,931
Standard Chartered PLC (United Kingdom)*	589,213	3,730,028
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	213,581	6,574,864
Svenska Handelsbanken AB (Sweden) (Class A Stock)*	1,171,450	11,791,099
Towne Bank	50,500	1,185,740
United Overseas Bank Ltd. (Singapore)	648,800	11,095,315
Webster Financial Corp.	91,238	3,845,682
Wells Fargo & Co.	1,867,547	56,362,568
Westamerica BanCorp	27,600	1,526,004
Western Alliance Bancorp	70,388	4,219,761

		397,743,940

Beverages — 0.8%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	4,170	4,146,189
Coca-Cola Co. (The)	788,026	43,215,346
Diageo PLC (United Kingdom)	402,213	15,844,960
Keurig Dr. Pepper, Inc.(a)	374,447	11,982,304
Kirin Holdings Co. Ltd. (Japan)(a)	299,800	7,069,074
Monster Beverage Corp.*	91,370	8,449,898
PepsiCo, Inc.	242,134	35,908,472

		126,616,243

Biotechnology — 1.2%
AbbVie, Inc.	537,966	57,643,057
ACADIA Pharmaceuticals, Inc.*	40,000	2,138,400
Acceleron Pharma, Inc.*	37,800	4,836,132
Agios Pharmaceuticals, Inc.*(a)	34,460	1,493,152
Alexion Pharmaceuticals, Inc.*	33,938	5,302,473
Alkermes PLC*	89,500	1,785,525
Alnylam Pharmaceuticals, Inc.*	24,000	3,119,280
Amgen, Inc.	87,117	20,029,941

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Ascendis Pharma A/S (Denmark),
ADR*	24,709	$4,120,967
Biogen, Inc.*	30,715	7,520,875
BioMarin Pharmaceutical, Inc.*	36,230	3,177,009
Blueprint Medicines Corp.*	15,423	1,729,689
CSL Ltd. (Australia)	23,881	5,239,681
Denali Therapeutics, Inc.*(a)	19,300	1,616,568
Exact Sciences Corp.*	27,697	3,669,575
Exelixis, Inc.*	159,100	3,193,137
Fate Therapeutics, Inc.*	15,000	1,363,950
Generation Bio Co.*(a)	26,000	737,100
Global Blood Therapeutics, Inc.*(a)	49,300	2,135,183
Homology Medicines, Inc.*(a)	91,814	1,036,580
Incyte Corp.*	76,012	6,611,524
Insmed, Inc.*	116,558	3,880,216
Ionis Pharmaceuticals, Inc.*	33,935	1,918,685
Iovance Biotherapeutics, Inc.*	24,200	1,122,880
Karuna Therapeutics, Inc.*(a)	9,900	1,005,741
Moderna, Inc.*	27,781	2,902,281
Neurocrine Biosciences, Inc.*	40,000	3,834,000
Radius Health, Inc.*	12,498	223,214
Regeneron Pharmaceuticals, Inc.*	8,426	4,070,685
Rocket Pharmaceuticals, Inc.*	15,500	850,020
Scholar Rock Holding Corp.*(a)	20,000	970,600
Seagen, Inc.*	47,504	8,319,851
TG Therapeutics, Inc.*	19,100	993,582
Ultragenyx Pharmaceutical, Inc.*(a)	42,400	5,869,432
Vertex Pharmaceuticals, Inc.*	42,545	10,055,085
Xencor, Inc.*	34,100	1,487,783

		186,003,853

Building Products — 0.1%
Armstrong World Industries, Inc.	32,300	2,402,797
Gibraltar Industries, Inc.*	45,700	3,287,658
Insteel Industries, Inc.	43,500	968,745
Johnson Controls International PLC	58,015	2,702,919

		9,362,119

Capital Markets — 1.1%
Blackstone Group, Inc. (The) (Class A
Stock)	78,866	5,111,305
Cboe Global Markets, Inc.	77,807	7,245,388
Charles Schwab Corp. (The)	443,474	23,521,861
CME Group, Inc.	75,631	13,768,624
Goldman Sachs Group, Inc. (The)	80,124	21,129,500
Intercontinental Exchange, Inc.	95,832	11,048,471
KKR & Co., Inc.	322,903	13,074,342
Lazard Ltd. (Class A Stock)	58,836	2,488,763
Macquarie Group Ltd. (Australia)	124,667	13,364,499
Morgan Stanley	413,526	28,338,937
Northern Trust Corp.	15,352	1,429,885
Raymond James Financial, Inc.	19,685	1,883,264
State Street Corp.	77,975	5,675,021
Tradeweb Markets, Inc. (Class A Stock)	153,050	9,557,972
Virtus Investment Partners, Inc.	22,385	4,857,545
XP, Inc. (Brazil) (Class A Stock)*	45,725	1,813,911

		164,309,288

COMMON STOCKS (continued)	Shares	Value
Chemicals — 1.3%
Air Liquide SA (France)	92,913	$15,316,509
Air Products & Chemicals, Inc.	5,575	1,523,201
Akzo Nobel NV (Netherlands)	5,698	613,634
Albemarle Corp.	21,305	3,142,914
Asahi Kasei Corp. (Japan)	1,144,700	11,764,063
Axalta Coating Systems Ltd.*	54,900	1,567,395
BASF SE (Germany)	160,339	12,663,910
Borregaard ASA (Norway)	18,187	301,521
Celanese Corp.	32,005	4,158,730
CF Industries Holdings, Inc.	128,558	4,976,480
Covestro AG (Germany), 144A	161,082	9,990,908
Croda International PLC (United Kingdom)	7,354	663,632
DuPont de Nemours, Inc.(a)	161,627	11,493,296
Element Solutions, Inc.	110,072	1,951,577
Huntsman Corp.	17,505	440,076
Johnson Matthey PLC (United Kingdom)	358,345	11,921,307
Koninklijke DSM NV (Netherlands)	5,630	988,258
Linde PLC (United Kingdom)	126,995	33,464,452
Minerals Technologies, Inc.	55,100	3,422,812
PPG Industries, Inc.	104,182	15,025,128
Quaker Chemical Corp.(a)	2,840	719,628
RPM International, Inc.	90,713	8,234,926
Sherwin-Williams Co. (The)	24,859	18,269,128
Shin-Etsu Chemical Co. Ltd. (Japan)	3,000	525,159
Tosoh Corp. (Japan)	106,800	1,671,104
Umicore SA (Belgium)	202,934	9,756,551
Westlake Chemical Corp.	72,608	5,924,813

		190,491,112

Commercial Services & Supplies — 0.1%
HNI Corp.	76,300	2,629,298
IAA, Inc.*	21,800	1,416,564
KAR Auction Services, Inc.	151,000	2,810,110
MSA Safety, Inc.(a)	9,100	1,359,449
Waste Connections, Inc.	106,129	10,885,652

		19,101,073

Communications Equipment — 0.5%
Bluescape Opportunities Acquisition
Corp., UTS*	13,859	154,666
Cisco Systems, Inc.	849,978	38,036,516
Lumentum Holdings, Inc.*	34,900	3,308,520
Motorola Solutions, Inc.	64,417	10,954,755
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,650,769	19,651,033

		72,105,490

Construction & Engineering — 0.0%
Aegion Corp.*	99,500	1,889,505
Valmont Industries, Inc.	7,800	1,364,454
WillScot Mobile Mini Holdings Corp.*	127,528	2,954,824

		6,208,783

Consumer Finance — 0.3%
Ally Financial, Inc.	506,647	18,067,032
Capital One Financial Corp.	217,287	21,478,820

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (cont’d.)
SLM Corp.(a)	354,000	$4,386,060

		43,931,912

Containers & Packaging — 0.3%
Amcor PLC, CDI	672,861	8,006,723
Avery Dennison Corp.	4,111	637,657
Ball Corp.	8,148	759,231
Crown Holdings, Inc.*	2,964	296,993
DS Smith PLC (United Kingdom)*	99,324	510,985
Graphic Packaging Holding Co.	179,462	3,040,086
International Paper Co.	134,573	6,690,970
Myers Industries, Inc.	143,800	2,988,164
Packaging Corp. of America	53,146	7,329,365
Sealed Air Corp.	291,075	13,328,324
Verallia SA (France), 144A	9,441	337,262
Vidrala SA (Spain)	2,878	334,446
Westrock Co.	64,217	2,795,366

		47,055,572

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	23,200	4,013,368
Service Corp. International	66,630	3,271,533
Terminix Global Holdings, Inc.*	89,500	4,565,395

		11,850,296

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	283,458	65,725,407
Challenger Ltd. (Australia)	952,203	4,691,716
Element Fleet Management Corp. (Canada)	1,366,274	14,361,494
Equitable Holdings, Inc.	642,024	16,429,394
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	993,600	4,778,850
Voya Financial, Inc.	73,267	4,308,832

		110,295,693

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	891,411	25,636,980
KT Corp. (South Korea)*	224,336	4,965,281
Liberty Global PLC (United Kingdom) (Class C Stock)*	88,932	2,103,242
Nippon Telegraph & Telephone Corp. (Japan)	1,365,200	34,883,642
Telecom Italia SpA (Italy), RSP	10,395,977	5,393,401
Verizon Communications, Inc.	379,562	22,299,268

		95,281,814

Electric Utilities — 0.6%
American Electric Power Co., Inc.	74,912	6,237,922
Duke Energy Corp.	106,494	9,750,591
Entergy Corp.	103,551	10,338,532
Iberdrola SA (Spain)	22,389	319,941
IDACORP, Inc.	16,710	1,604,661
MGE Energy, Inc.	5,000	350,150
NextEra Energy, Inc.	386,984	29,855,816
OGE Energy Corp.	43,074	1,372,338
PG&E Corp.*(a)	78,000	971,880

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Southern Co. (The)	427,245	$26,245,660
Terna Rete Elettrica Nazionale SpA (Italy)	26,776	204,837
Xcel Energy, Inc.	3,700	246,679

		87,499,007

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	612,795	17,378,937
Array Technologies, Inc.*	44,917	1,937,719
Emerson Electric Co.	4,000	321,480
Hubbell, Inc.	1,961	307,465
Legrand SA (France)	102,460	9,183,056
Melrose Industries PLC (United Kingdom)*	6,579,156	16,120,331
Mitsubishi Electric Corp. (Japan)	1,292,200	19,498,622
Plug Power, Inc.*(a)	40,900	1,386,919
Prysmian SpA (Italy)	362,965	12,931,194
Schneider Electric SE (France)	2,957	429,256
Sensata Technologies Holding PLC*	77,900	4,108,446
Thermon Group Holdings, Inc.*	20,000	312,600

		83,916,025

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	138,257	18,079,868
Belden, Inc.	65,850	2,759,115
CDW Corp.	53,842	7,095,837
Cognex Corp.	51,200	4,110,592
Coherent, Inc.*	10,000	1,500,200
Hamamatsu Photonics KK (Japan)	191,900	10,976,782
Keysight Technologies, Inc.*	20,015	2,643,781
Largan Precision Co. Ltd. (Taiwan)	49,000	5,584,920
Littelfuse, Inc.	13,997	3,564,476
Murata Manufacturing Co. Ltd. (Japan)	192,800	17,421,219
National Instruments Corp.	56,270	2,472,504
Omron Corp. (Japan)	99,800	8,908,130
Trimble, Inc.*	32,300	2,156,671

		87,274,095

Energy Equipment & Services — 0.2%
Cactus, Inc. (Class A Stock)	11,270	293,809
ChampionX Corp.*	27,817	425,600
Dril-Quip, Inc.*	28,889	855,692
Enerflex Ltd. (Canada)	40,800	210,266
Halliburton Co.	793,230	14,992,047
NexTier Oilfield Solutions, Inc.*	439,300	1,511,192
Tenaris SA	73,726	594,000
TGS NOPEC Geophysical Co. ASA (Norway)	24,768	384,915
Tidewater, Inc.*	56,965	492,177
Worley Ltd. (Australia)	1,129,963	10,082,362

		29,842,060

Entertainment — 0.8%
Activision Blizzard, Inc.	28,161	2,614,749
Electronic Arts, Inc.	98,989	14,214,820
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	59,403	2,530,568
Netflix, Inc.*	91,470	49,460,573

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Roku, Inc.*	10,000	$3,320,200
Walt Disney Co. (The)*	192,474	34,872,439
Warner Music Group Corp. (Class A Stock)	28,400	1,078,916
Zynga, Inc. (Class A Stock)*(a)	457,700	4,517,499

		112,609,764

Equity Real Estate Investment Trusts (REITs) — 1.6%
Acadia Realty Trust	255,538	3,626,084
Agree Realty Corp.	658	43,810
Alexander & Baldwin, Inc.	198,756	3,414,628
Alexandria Real Estate Equities, Inc.	47,840	8,526,045
American Campus Communities, Inc.(a)	40,634	1,737,916
American Tower Corp.	71,807	16,117,799
Apartment Income REIT Corp.*	103,363	3,970,173
Apple Hospitality REIT, Inc.	77,956	1,006,412
AvalonBay Communities, Inc.	80,944	12,985,846
Camden Property Trust	71,072	7,101,514
Canadian Apartment Properties REIT (Canada)	14,554	571,572
Crown Castle International Corp.	32,924	5,241,172
CubeSmart	158,785	5,336,764
CyrusOne, Inc.	5,027	367,725
Derwent London PLC (United Kingdom)	21,661	921,455
Digital Realty Trust, Inc.	9,898	1,380,870
Douglas Emmett, Inc.(a)	142,140	4,147,645
EastGroup Properties, Inc.	30,528	4,214,696
EPR Properties	983	31,947
Equinix, Inc.	23,623	16,871,074
Equity Commonwealth	46,700	1,273,976
Equity LifeStyle Properties, Inc.	83,479	5,289,229
Equity Residential	145,434	8,621,328
Essex Property Trust, Inc.	28,311	6,721,598
Federal Realty Investment Trust	9,474	806,427
First Industrial Realty Trust, Inc.	58,331	2,457,485
Frasers Centrepoint Trust (Singapore)	266,700	497,433
Gecina SA (France)	2,555	395,587
Goodman Group (Australia)	45,712	666,243
Great Portland Estates PLC (United Kingdom)	1,095,416	10,000,593
Healthcare Realty Trust, Inc.	89,297	2,643,191
Healthcare Trust of America, Inc. (Class A Stock)(a)	39,182	1,079,072
Highwoods Properties, Inc.	10,200	404,226
Hoshino Resorts REIT, Inc. (Japan)	71	346,593
Host Hotels & Resorts, Inc.	23,658	346,117
Industrial & Infrastructure Fund Investment Corp. (Japan)	398	735,244
Inmobiliaria Colonial Socimi SA (Spain)	60,505	595,187
Innovative Industrial Properties, Inc.	284	52,009
Invitation Homes, Inc.	45,000	1,336,500
Japan Retail Fund Investment Corp. (Japan)	337	613,833
JBG SMITH Properties	94,847	2,965,866
Kilroy Realty Corp.	18,480	1,060,752
Lexington Realty Trust	4,105	43,595
Mapletree Industrial Trust (Singapore)	220,400	483,697

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Mirvac Group (Australia)	374,057	$762,762
Mitsui Fudosan Logistics Park, Inc. (Japan)	119	602,696
National Retail Properties, Inc.	2,670	109,256
Nippon Accommodations Fund, Inc. (Japan)	100	562,250
Pebblebrook Hotel Trust	35,452	666,498
PotlatchDeltic Corp.	72,403	3,621,598
Prologis, Inc.	253,874	25,301,083
PS Business Parks, Inc.	21,723	2,886,335
Public Storage	19,939	4,604,513
Rayonier, Inc.	124,389	3,654,549
Realty Income Corp.	5,655	351,571
Regency Centers Corp.	31,907	1,454,640
Rexford Industrial Realty, Inc.	79,643	3,911,268
Saul Centers, Inc.	28,200	893,376
SBA Communications Corp.	5,160	1,455,791
Scentre Group (Australia)	3,011,899	6,440,357
Shaftesbury PLC (United Kingdom)	26,995	209,919
Simon Property Group, Inc.	43,051	3,671,389
SL Green Realty Corp.(a)	24,388	1,453,037
Spirit Realty Capital, Inc.	1,717	68,972
STORE Capital Corp.	3,275	111,284
Summit Industrial Income REIT (Canada)	75,339	807,901
Sun Communities, Inc.	11,941	1,814,435
Sunstone Hotel Investors, Inc.	91,238	1,033,727
Terreno Realty Corp.	87,838	5,139,401
UNITE Group PLC (The) (United Kingdom)*	67,756	970,763
Urban Edge Properties	10,864	140,580
VEREIT, Inc.	1,492	56,383
Washington Real Estate Investment Trust	52,821	1,142,518
Welltower, Inc.	163,552	10,568,730
Weyerhaeuser Co.	185,369	6,215,423
WP Carey, Inc.	36,394	2,568,689

		240,302,622

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	15,200	2,715,024
Costco Wholesale Corp.	77,720	29,283,342
Seven & iHoldings Co. Ltd. (Japan)	441,500	15,656,573
Sprouts Farmers Market, Inc.*(a)	80,270	1,613,427
Walmart, Inc.	145,634	20,993,141
Welcia Holdings Co. Ltd. (Japan)	131,300	4,956,428

		75,217,935

Food Products — 0.9%
Barry Callebaut AG (Switzerland)	3,957	9,486,572
Bunge Ltd.	44,570	2,922,901
Conagra Brands, Inc.	392,182	14,220,519
Mondelez International, Inc. (Class A Stock)	404,188	23,632,872
Mriya Agro Holding PLC (Ukraine)*^	1,223	17
Mriya Recovery Certificates (Ukraine)*^	1,359,527	16,609
Nestle SA (Switzerland)	549,959	64,842,392
Post Holdings, Inc.*	27,200	2,747,472
Sanderson Farms, Inc.	6,080	803,776

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
TreeHouse Foods, Inc.*	61,100	$2,596,139
Tyson Foods, Inc. (Class A Stock)	119,858	7,723,650
Wilmar International Ltd. (China)	3,490,100	12,318,244

		141,311,163

Gas Utilities — 0.1%
Atmos Energy Corp.	19,728	1,882,643
Beijing Enterprises Holdings Ltd. (China)	1,214,000	3,975,746
Chesapeake Utilities Corp.	33,220	3,594,736
National Fuel Gas Co.	26,656	1,096,361
ONE Gas, Inc.	15,398	1,182,105
Southwest Gas Holdings, Inc.	10,063	611,327

		12,342,918

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	98,205	10,752,465
Alcon, Inc. (Switzerland)*	77,078	5,128,763
Atrion Corp.	3,000	1,926,720
Avanos Medical, Inc.*	71,300	3,271,244
Becton, Dickinson & Co.	145,451	36,394,749
Cooper Cos., Inc. (The)	7,459	2,710,004
Danaher Corp.	112,597	25,012,298
Elekta AB (Sweden) (Class B Stock)	812,150	10,924,318
Envista Holdings Corp.*	80,464	2,714,051
GenMark Diagnostics, Inc.*	210,007	3,066,102
Hologic, Inc.*	132,134	9,623,319
ICU Medical, Inc.*	6,000	1,286,940
Insulet Corp.*	4,604	1,176,921
Intuitive Surgical, Inc.*	50,781	41,543,936
iRhythm Technologies, Inc.*(a)	4,700	1,114,887
Koninklijke Philips NV (Netherlands)*	688,842	37,432,686
Masimo Corp.*	560	150,293
Medtronic PLC	69,198	8,105,854
Nevro Corp.*	8,700	1,505,970
Penumbra, Inc.*(a)	13,300	2,327,500
Quidel Corp.*	6,138	1,102,692
Shockwave Medical, Inc.*(a)	8,700	902,364
Siemens Healthineers AG (Germany), 144A	237,863	12,392,643
Stryker Corp.	88,838	21,768,863

		242,335,582

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.*	113,700	5,714,562
Anthem, Inc.	55,501	17,820,816
Centene Corp.*	287,498	17,258,505
Cigna Corp.	118,323	24,632,482
CVS Health Corp.	136,218	9,303,690
Fresenius SE & Co. KGaA (Germany)	309,987	14,589,955
HCA Healthcare, Inc.	81,787	13,450,690
Humana, Inc.	29,664	12,170,249
McKesson Corp.	15,022	2,612,626
Molina Healthcare, Inc.*	25,927	5,514,155
Pennant Group, Inc. (The)*	8,600	499,316
Select Medical Holdings Corp.*	130,700	3,615,162
UnitedHealth Group, Inc.	129,049	45,254,903

		172,437,111

COMMON STOCKS (continued)	Shares	Value
Health Care Technology — 0.1%
Phreesia, Inc.*	23,000	$1,247,980
Teladoc Health, Inc.*(a)	9,141	1,827,834
Veeva Systems, Inc. (Class A Stock)*	25,874	7,044,197

		10,120,011

Hotels, Restaurants & Leisure — 0.9%
Airbnb, Inc. (Class A Stock)*(a)	22,870	3,357,316
Aramark	114,597	4,409,692
Caesars Entertainment, Inc.*	11,200	831,824
Chipotle Mexican Grill, Inc.*	1,936	2,684,671
Choice Hotels International, Inc.	29,000	3,095,170
Compass Group PLC (United Kingdom)	553,080	10,298,523
Domino’s Pizza, Inc.	6,146	2,356,745
DraftKings, Inc. (Class A Stock)*(a)	15,000	698,400
Hilton Worldwide Holdings, Inc.	112,449	12,511,076
Jack in the Box, Inc.(a)	36,673	3,403,254
Marriott International, Inc. (Class A Stock)	118,238	15,597,957
McDonald’s Corp.	157,654	33,829,395
Papa John’s International, Inc.	11,700	992,745
Planet Fitness, Inc. (Class A Stock)*	13,441	1,043,425
Red Robin Gourmet Burgers, Inc.*(a)	63,500	1,221,105
Starbucks Corp.	140,768	15,059,361
Vail Resorts, Inc.	8,700	2,426,952
Wynn Resorts Ltd.	108,386	12,229,192
Yum! Brands, Inc.	132,839	14,421,002

		140,467,805

Household Durables — 0.3%
Meritage Homes Corp.*	32,000	2,650,240
NVR, Inc.*	1,800	7,343,748
Panasonic Corp. (Japan)	880,600	10,166,401
Persimmon PLC (United Kingdom)	271,806	10,309,691
Sony Corp. (Japan)	158,800	15,973,251
Tempur Sealy International, Inc.*	104,000	2,808,000
TRI Pointe Group, Inc.*	167,930	2,896,793

		52,148,124

Household Products — 0.4%
Clorox Co. (The)(a)	15,498	3,129,356
Colgate-Palmolive Co.	81,047	6,930,329
Procter & Gamble Co. (The)	373,681	51,993,974

		62,053,659

Independent Power & Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd. (Japan)	379,300	5,233,484

Industrial Conglomerates — 1.1%
3M Co.	43,000	7,515,970
DCC PLC (United Kingdom)	111,821	7,921,256
General Electric Co.	4,442,477	47,978,751
Honeywell International, Inc.	147,738	31,423,873
Roper Technologies, Inc.	52,909	22,808,541
Siemens AG (Germany)	292,491	42,762,310

		160,410,701

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance — 2.0%
AIA Group Ltd. (Hong Kong)	885,600	$10,905,478
American International Group, Inc.	630,488	23,870,276
Arch Capital Group Ltd.*	35,200	1,269,664
Aviva PLC (United Kingdom)	1,686,900	7,532,372
AXA SA (France)	1,085,722	26,182,284
Axis Capital Holdings Ltd.	69,822	3,518,331
Chubb Ltd.	200,772	30,902,826
CNA Financial Corp.	8,900	346,744
Direct Line Insurance Group PLC (United Kingdom)	911,826	3,985,145
Fidelity National Financial, Inc.	96,400	3,768,276
First American Financial Corp.	38,833	2,004,948
Hanover Insurance Group, Inc. (The)	10,744	1,256,189
Kemper Corp.	36,900	2,835,027
Markel Corp.*	1,600	1,653,280
Marsh & McLennan Cos., Inc.	24,462	2,862,054
MetLife, Inc.	346,540	16,270,053
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	95,475	28,851,490
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	9,488,000	7,198,830
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	761,500	9,353,672
Progressive Corp. (The)	110,501	10,926,339
Sampo OYJ (Finland) (Class A Stock)	372,188	15,752,049
Selective Insurance Group, Inc.	42,400	2,839,952
State Auto Financial Corp.	85,100	1,509,674
Storebrand ASA (Norway)*	1,491,405	11,236,053
Sun Life Financial, Inc. (Canada)	398,284	17,709,855
Tokio Marine Holdings, Inc. (Japan)	342,300	17,603,598
Travelers Cos., Inc. (The)	36,478	5,120,417
Willis Towers Watson PLC	46,283	9,750,902
Zurich Insurance Group AG (Switzerland)	39,835	16,888,805

		293,904,583

Interactive Media & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	40,316	70,659,434
Alphabet, Inc. (Class C Stock)*	70,091	122,791,021
Facebook, Inc. (Class A Stock)*	483,141	131,974,795
IAC/InterActiveCorp*	19,300	3,654,455
Match Group, Inc.*	62,135	9,394,191
NAVER Corp. (South Korea)	36,550	9,864,770
Pinterest, Inc. (Class A Stock)*	35,400	2,332,860
Snap, Inc. (Class A Stock)*	108,900	5,452,623
Tencent Holdings Ltd. (China)	104,900	7,619,895
Z Holdings Corp. (Japan)	1,513,100	9,148,517
Zillow Group, Inc. (Class C Stock)*	9,900	1,285,020

		374,177,581

Internet & Direct Marketing Retail — 2.1%
Alibaba Group Holding Ltd. (China),
ADR*	29,761	6,926,278
Amazon.com, Inc.*	74,897	243,934,286
ASOS PLC (United Kingdom)*	266,811	17,470,262
Booking Holdings, Inc.*	9,857	21,954,200
DoorDash, Inc. (Class A Stock)*	18,774	2,679,989
Etsy, Inc.*	21,088	3,751,766

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
THG Holdings PLC (United Kingdom)*	253,953	$2,723,586
Wayfair, Inc. (Class A Stock)*(a)	8,598	1,941,514
Zalando SE (Germany), 144A*	161,496	18,212,910

		319,594,791

IT Services — 2.7%
Accenture PLC (Class A Stock)	127,137	33,209,456
Amadeus IT Group SA (Spain)	127,358	9,308,005
Black Knight, Inc.*	44,075	3,894,026
Booz Allen Hamilton Holding Corp.	28,340	2,470,681
Broadridge Financial Solutions, Inc.	5,941	910,161
Cognizant Technology Solutions Corp.
(Class A Stock)	222,719	18,251,822
EPAM Systems, Inc.*	14,074	5,043,418
Euronet Worldwide, Inc.*	24,107	3,493,586
Fidelity National Information Services, Inc.	225,000	31,828,500
Fiserv, Inc.*	321,155	36,566,708
FleetCor Technologies, Inc.*	72,566	19,798,182
GDS Holdings Ltd. (China) (Class A Stock)*	5,386	63,067
Global Payments, Inc.	148,022	31,886,899
GoDaddy, Inc. (Class A Stock)*	20,837	1,728,429
Leidos Holdings, Inc.	104,048	10,937,526
Mastercard, Inc. (Class A Stock)	147,023	52,478,390
MongoDB, Inc.*	9,600	3,446,784
NTT Data Corp. (Japan)	1,139,800	15,615,350
Okta, Inc.*	14,159	3,600,067
PayPal Holdings, Inc.*	43,779	10,253,042
Snowflake, Inc. (Class A Stock)*(a)	16,320	4,592,448
Square, Inc. (Class A Stock)*	40,100	8,727,364
Twilio, Inc. (Class A Stock)*	25,495	8,630,058
VeriSign, Inc.*	62,553	13,536,469
Visa, Inc. (Class A Stock)(a)	329,858	72,149,840
WEX, Inc.*	20,323	4,136,340

		406,556,618

Leisure Products — 0.0%
Peloton Interactive, Inc. (Class A Stock)*	43,726	6,634,109

Life Sciences Tools & Services — 0.5%
Adaptive Biotechnologies Corp.*	20,300	1,200,339
Agilent Technologies, Inc.(a)	146,681	17,380,232
Avantor, Inc.*	92,086	2,592,221
Bruker Corp.	59,180	3,203,413
Evotec SE (Germany)*(a)	170,946	6,340,970
PPD, Inc.*	59,217	2,026,406
PRA Health Sciences, Inc.*	26,149	3,280,130
Thermo Fisher Scientific, Inc.	79,739	37,140,831

		73,164,542

Machinery — 1.3%
AGCO Corp.	52,679	5,430,678
Atlas Copco AB (Sweden) (Class B Stock)	9,381	419,002
Bucher Industries AG (Switzerland)	861	399,061
Caterpillar, Inc.	4,359	793,425
Chart Industries, Inc.*(a)	16,445	1,937,057

SEE NOTES TO FINANCIAL STATEMENTS.

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SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Cummins, Inc.	104,641	$23,763,971
Deere & Co.	2,451	659,442
Epiroc AB (Sweden) (Class B Stock)	35,159	591,563
Flowserve Corp.	215,180	7,929,383
Fortive Corp.	242,087	17,144,601
Graco, Inc.	33,200	2,402,020
Helios Technologies, Inc.	45,000	2,398,050
Hillenbrand, Inc.	79,359	3,158,488
Illinois Tool Works, Inc.	12,290	2,505,685
Ingersoll Rand, Inc.*	276,069	12,577,704
Kadant, Inc.	1,900	267,862
Kennametal, Inc.	8,933	323,732
KION Group AG (Germany)	152,458	13,314,911
Knorr-Bremse AG (Germany)	69,861	9,550,904
Lindsay Corp.	2,730	350,696
Meritor, Inc.*	135,200	3,773,432
Metso Outotec OYJ (Finland)	34,634	347,568
Middleby Corp. (The)*(a)	28,395	3,660,683
Mueller Water Products, Inc. (Class A Stock)	239,000	2,958,820
Otis Worldwide Corp.	205,034	13,850,047
PACCAR, Inc.	216,172	18,651,320
Parker-Hannifin Corp.	38,511	10,490,781
Sandvik AB (Sweden)*	14,444	355,029
SMC Corp. (Japan)	9,400	5,742,189
Snap-on, Inc.	21,362	3,655,893
Stanley Black & Decker, Inc.	39,566	7,064,905
THK Co. Ltd. (Japan)	269,900	8,732,760
Toro Co. (The)	3,788	359,254
Weir Group PLC (The) (United Kingdom)*	28,381	771,014
Westinghouse Air Brake Technologies Corp.	98,466	7,207,711

		193,539,641

Media — 1.0%
Cable One, Inc.	2,733	6,088,359
Charter Communications, Inc. (Class A Stock)*	28,004	18,526,046
Comcast Corp. (Class A Stock)	1,164,968	61,044,323
CyberAgent, Inc. (Japan)	193,800	13,381,224
DISH Network Corp. (Class A Stock)*	31,401	1,015,508
iHeartMedia, Inc. (Class A Stock)*	87	1,129
Liberty Broadband Corp. (Class C Stock)*	167,260	26,488,966
Stroeer SE & Co. KGaA (Germany)(a)	90,273	8,954,214
WPP PLC (United Kingdom)	1,179,065	12,861,543

		148,361,312

Metals & Mining — 1.0%
Agnico Eagle Mines Ltd. (Canada)	19,207	1,351,838
Alamos Gold, Inc. (Canada) (Class A Stock)	10,350	90,417
Alcoa Corp.*	55,000	1,267,750
Alrosa PJSC (Russia)	366,500	488,026
Anglo American Platinum Ltd. (South Africa)	8,138	801,086
Anglo American PLC (South Africa)	55,606	1,852,016
AngloGold Ashanti Ltd. (Tanzania)	34,555	803,550

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Antofagasta PLC (Chile)	841,254	$16,532,177
ArcelorMittal SA (Luxembourg)*	37,952	888,445
B2Gold Corp. (Canada)	83,310	466,651
Barrick Gold Corp. (Canada)	135,716	3,091,966
BHP Group Ltd. (Australia)	537,590	17,568,267
BHP Group PLC (Australia)	545,239	14,371,246
BlueScope Steel Ltd. (Australia)	25,079	337,398
Boliden AB (Sweden)	75,546	2,687,231
Carpenter Technology Corp.	49,400	1,438,528
Centamin PLC (Egypt)	40,137	67,840
Centerra Gold, Inc. (Kyrgyzstan)	5,734	66,399
China Molybdenum Co. Ltd. (China) (Class H Stock)	657,000	430,557
China Steel Corp. (Taiwan)	661,000	582,343
Cia de Minas Buenaventura SAA (Peru), ADR*	14,900	181,631
Cia Siderurgica Nacional SA (Brazil)	68,300	410,783
Endeavour Mining Corp. (Ivory Coast)*	3,614	84,097
ERO Copper Corp. (Canada)*	40,477	649,336
Evolution Mining Ltd. (Australia)	106,924	408,498
First Quantum Minerals Ltd. (Zambia)	30,839	553,595
Fortescue Metals Group Ltd. (Australia)	75,419	1,367,724
Franco-Nevada Corp. (Canada)	18,583	2,329,992
Freeport-McMoRan, Inc.	259,396	6,749,484
Fresnillo PLC (Mexico)	21,665	334,847
Glencore PLC (Australia)*	475,865	1,518,587
Gold Fields Ltd. (South Africa)	77,538	721,113
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	154,800	656,477
Harmony Gold Mining Co. Ltd. (South Africa)*	33,450	162,472
Hitachi Metals Ltd. (Japan)	18,900	286,674
IGO Ltd. (Australia)	2,930,726	14,448,593
Impala Platinum Holdings Ltd. (South Africa)	94,380	1,306,673
Industrias Penoles SAB de CV (Mexico)	21,117	358,998
JFE Holdings, Inc. (Japan)*	29,600	285,764
JSW Steel Ltd. (India)	40,899	217,092
KGHM Polska Miedz SA (Poland)*	5,328	261,715
Kinross Gold Corp. (Canada)	98,132	720,051
Kirkland Lake Gold Ltd. (Canada)	41,486	1,714,324
Lundin Mining Corp. (Chile)	114,154	1,013,387
MMC Norilsk Nickel PJSC (Russia)	3,293	1,057,573
Newcrest Mining Ltd. (Australia)	56,326	1,115,228
Newmont Corp.	55,587	3,329,105
Nippon Steel Corp. (Japan)*	46,500	604,672
Norsk Hydro ASA (Norway)	250,252	1,163,784
Northam Platinum Ltd. (South Africa)*	51,423	738,428
Northern Star Resources Ltd. (Australia)	211,625	2,089,876
Nucor Corp.	13,662	726,682
Osisko Gold Royalties Ltd. (Canada)	4,372	55,401
OZ Minerals Ltd. (Australia)	44,931	654,805
Pan American Silver Corp. (Canada)	13,210	455,589
Perseus Mining Ltd. (Australia)*	350,019	349,485
Polymetal International PLC (Russia)	21,297	501,144
Polyus PJSC (Russia)	2,850	590,441
POSCO (South Korea)	4,772	1,195,390

SEE NOTES TO FINANCIAL STATEMENTS.

A158

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SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Regis Resources Ltd. (Australia)	9,733	$27,956
Reliance Steel & Aluminum Co.	10,287	1,231,868
Rio Tinto Ltd. (Australia)	66,790	5,890,475
Rio Tinto PLC (Australia)	71,063	5,330,445
Royal Gold, Inc.	1,400	148,904
Sandstorm Gold Ltd. (Canada)*	7,154	51,257
Saracen Mineral Holdings Ltd. (Australia)*	16,656	60,722
Sibanye Stillwater Ltd. (South Africa)	163,062	669,042
South32 Ltd. (Australia)	3,607,169	6,888,144
Southern Copper Corp. (Peru)(a)	19,028	1,239,103
SSR Mining, Inc. (Canada)*	17,204	345,459
Steel Dynamics, Inc.	101,208	3,731,539
Sumitomo Metal Mining Co. Ltd. (Japan)	10,800	481,957
Tata Steel Ltd. (India)	38,344	338,592
Teck Resources Ltd. (Canada) (Class B Stock)	22,945	416,452
Torex Gold Resources, Inc. (Canada)*	2,220	33,294
Vale SA (Brazil)	175,133	2,921,314
Vedanta Ltd. (India)	71,001	156,393
voestalpine AG (Austria)	7,364	262,283
Wesdome Gold Mines Ltd. (Canada)*	71,600	597,370
Wheaton Precious Metals Corp. (Brazil)	34,594	1,444,746
Yamana Gold, Inc. (Canada)	75,779	432,802
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	244,000	291,618
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	468,000	531,849

		150,076,825

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	88,222	745,476
PennyMac Mortgage Investment Trust	70,000	1,231,300

		1,976,776

Multiline Retail — 0.2%
Dollar General Corp.	62,092	13,057,948
Dollar Tree, Inc.*	64,583	6,977,547
Next PLC (United Kingdom)*	118,513	11,519,259
Ollie’s Bargain Outlet Holdings, Inc.*(a)	27,570	2,254,399

		33,809,153

Multi-Utilities — 0.7%
Ameren Corp.	298,165	23,274,760
DTE Energy Co.	63,900	7,758,099
Engie SA (France)*	1,253,429	19,250,147
National Grid PLC (United Kingdom)	1,107,959	13,143,973
NiSource, Inc.	178,253	4,089,124
Public Service Enterprise Group, Inc.	179,709	10,477,035
Sempra Energy	229,947	29,297,547

		107,290,685

Oil, Gas & Consumable Fuels — 1.1%
Aker BP ASA (Norway)	18,316	472,985
Cheniere Energy, Inc.*	1,214	72,876
Chevron Corp.	204,893	17,303,214

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Concho Resources, Inc.	157,385	$9,183,415
ConocoPhillips	541,638	21,660,104
Continental Resources, Inc.(a)	18,731	305,315
Devon Energy Corp.	25,825	408,293
Enbridge, Inc. (Canada)(a)	21,302	681,451
EOG Resources, Inc.	274,748	13,701,683
Equinor ASA (Norway)	960,940	16,176,245
Exxon Mobil Corp.	334,454	13,786,194
Galp Energia SGPS SA (Portugal)	114,242	1,225,099
Hess Corp.	164,603	8,689,392
Lundin Energy AB (Sweden)	28,021	759,119
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	354,818	2,505,015
Marathon Petroleum Corp.	143,107	5,918,906
Parex Resources, Inc. (Canada)*	25,800	355,107
Pioneer Natural Resources Co.(a)	29,991	3,415,675
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	203,969	6,855,398
Targa Resources Corp.	148,827	3,926,056
TC Energy Corp. (Canada)	18,533	754,664
TOTAL SE (France)	544,683	23,501,701
TOTAL SE (France), ADR(a)	180,359	7,558,846
WPX Energy, Inc.*	393,241	3,204,914

		162,421,667

Paper & Forest Products — 0.1%
Domtar Corp.	40,408	1,278,913
Mondi PLC (United Kingdom)	42,272	998,117
Stora Enso OYJ (Finland) (Class R Stock)	842,081	16,096,499
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)*	28,177	490,737
UPM-Kymmene OYJ (Finland)	16,409	612,537
West Fraser Timber Co. Ltd. (Canada)	6,669	428,463

		19,905,266

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	33,705	8,971,934
L’Oreal SA (France)	58,556	22,268,814
Pola Orbis Holdings, Inc. (Japan)	117,400	2,378,958
Unilever PLC (United Kingdom)	729,994	43,973,271

		77,592,977

Pharmaceuticals — 2.7%
Arvinas, Inc.*	9,616	816,687
Astellas Pharma, Inc. (Japan)	1,820,100	28,120,178
AstraZeneca PLC (United Kingdom), ADR(a)	362,855	18,139,121
Bayer AG (Germany)	295,473	17,463,555
Elanco Animal Health, Inc.*	651,472	19,980,646
Eli Lilly & Co.	295,690	49,924,300
GlaxoSmithKline PLC (United Kingdom), ADR	376,904	13,870,067
Horizon Therapeutics PLC*	9,700	709,555
Ipsen SA (France)	70,793	5,896,191
Johnson & Johnson	263,177	41,418,796
Merck & Co., Inc.	316,328	25,875,630

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Novartis AG (Switzerland)	418,736	$39,610,057
Novo Nordisk A/S (Denmark) (Class B Stock)	108,909	7,561,764
Otsuka Holdings Co. Ltd. (Japan)	283,800	12,150,073
Pacira BioSciences, Inc.*(a)	29,634	1,773,299
Pfizer, Inc.	171,478	6,312,105
Reata Pharmaceuticals, Inc. (Class A Stock)*	7,500	927,150
Roche Holding AG (Switzerland)	103,636	36,273,523
Sanofi (France)	308,985	29,889,947
Sanofi (France), ADR	295,189	14,343,234
Takeda Pharmaceutical Co. Ltd. (Japan), ADR(a)	298,238	5,427,932
Zoetis, Inc.	162,867	26,954,489

		403,438,299

Professional Services — 0.5%
CoStar Group, Inc.*	13,665	12,630,286
Equifax, Inc.	93,656	18,060,623
Recruit Holdings Co. Ltd. (Japan)	310,600	13,040,586
TechnoPro Holdings, Inc. (Japan)	127,300	10,555,115
Teleperformance (France)	27,653	9,235,682
TransUnion	61,800	6,131,796
Upwork, Inc.*	25,500	880,260

		70,534,348

Real Estate Management & Development — 0.2%
China Resources Mixc Lifestyle Services Ltd. (China), 144A*	12,400	57,502
Deutsche Wohnen SE (Germany)	20,774	1,112,032
Fabege AB (Sweden)	36,443	574,268
Grainger PLC (United Kingdom)	85,703	334,327
Hang Lung Properties Ltd. (Hong Kong)	337,000	892,935
Heiwa Real Estate Co. Ltd. (Japan)	12,500	452,430
Hongkong Land Holdings Ltd. (Hong Kong)	128,500	531,659
Kojamo OYJ (Finland)	31,881	707,007
Mitsubishi Estate Co. Ltd. (Japan)	9,300	149,137
Mitsui Fudosan Co. Ltd. (Japan)	785,700	16,389,974
PSP Swiss Property AG (Switzerland)	4,292	575,008
Shurgard Self Storage SA (Belgium)	12,217	530,278
St. Joe Co. (The)	83,100	3,527,595
Sun Hung Kai Properties Ltd. (Hong Kong)	93,166	1,202,838

		27,036,990

Road & Rail — 0.4%
Central Japan Railway Co. (Japan)	55,400	7,830,836
J.B. Hunt Transport Services, Inc.	65,697	8,977,495
Norfolk Southern Corp.	21,459	5,098,873
Ryder System, Inc.	74,100	4,576,416
Uber Technologies, Inc.*	138,400	7,058,400
Union Pacific Corp.	117,222	24,407,965

		57,949,985

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.*	393,627	36,099,532

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Applied Materials, Inc.	238,823	$20,610,425
ASML Holding NV (Netherlands)	54,754	26,910,920
Broadcom, Inc.	126,881	55,554,846
CMC Materials, Inc.	19,760	2,989,688
Cree, Inc.*(a)	14,423	1,527,396
Enphase Energy, Inc.*	7,800	1,368,666
Entegris, Inc.	59,808	5,747,549
Inphi Corp.*	12,542	2,012,615
KLA Corp.	22,334	5,782,496
Lam Research Corp.	43,190	20,397,341
Marvell Technology Group Ltd.	165,390	7,862,641
Maxim Integrated Products, Inc.	58,100	5,150,565
Micron Technology, Inc.*	506,320	38,065,138
Monolithic Power Systems, Inc.	46,981	17,205,852
NVIDIA Corp.	118,097	61,670,253
NXP Semiconductors NV (Netherlands)	168,936	26,862,513
ON Semiconductor Corp.*	85,359	2,793,800
QUALCOMM, Inc.	293,361	44,690,615
Renesas Electronics Corp. (Japan)*	567,200	5,972,148
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,325,749	43,933,280
Teradyne, Inc.	48,295	5,790,087
Tokyo Electron Ltd. (Japan)	40,100	14,976,210
Xilinx, Inc.	122,597	17,380,577

		471,355,153

Software — 3.6%
Avalara, Inc.*	25,166	4,149,622
Ceridian HCM Holding, Inc.*	17,500	1,864,800
Citrix Systems, Inc.	88,900	11,565,890
CommVault Systems, Inc.*	30,396	1,683,027
Coupa Software, Inc.*	6,110	2,070,740
Crowdstrike Holdings, Inc. (Class A Stock)*	29,531	6,255,256
Datadog, Inc. (Class A Stock)*	16,000	1,575,040
DocuSign, Inc.*	25,570	5,684,211
Five9, Inc.*	32,046	5,588,822
HubSpot, Inc.*(a)	10,429	4,134,473
Intuit, Inc.	61,325	23,294,301
Microsoft Corp.	1,252,280	278,532,118
NortonLifeLock, Inc.	975,768	20,276,459
Oracle Corp.	126,274	8,168,665
Palo Alto Networks, Inc.*	16,537	5,877,084
Paylocity Holding Corp.*	21,128	4,350,466
Proofpoint, Inc.*	33,000	4,501,530
PTC, Inc.*	13,900	1,662,579
RealPage, Inc.*	62,100	5,417,604
RingCentral, Inc. (Class A Stock)*	10,602	4,017,840
salesforce.com, Inc.*	249,037	55,418,204
SAP SE (Germany)	132,188	17,529,926
Slack Technologies, Inc. (Class A Stock)*	94,417	3,988,174
Splunk, Inc.*	35,300	5,997,117
SPS Commerce, Inc.*	24,216	2,629,615
SS&C Technologies Holdings, Inc.	32,369	2,354,845
Synopsys, Inc.*	32,766	8,494,258
Trade Desk, Inc. (The) (Class A Stock)*	2,802	2,244,402
VMware, Inc. (Class A Stock)*(a)	9,043	1,268,371
Workday, Inc. (Class A Stock)*	88,763	21,268,502

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Zendesk, Inc.*	39,123	$5,599,284
Zoom Video Communications, Inc. (Class A Stock)*	28,631	9,657,809

		537,121,034

Specialty Retail — 1.1%
AutoZone, Inc.*	5,782	6,854,214
Burlington Stores, Inc.*(a)	55,652	14,555,781
CarMax, Inc.*(a)	69,583	6,572,810
Carvana Co.*(a)	7,062	1,691,632
Five Below, Inc.*	17,300	3,027,154
Home Depot, Inc. (The)	191,922	50,978,322
Kingfisher PLC (United Kingdom)*	3,503,709	12,955,768
Lowe’s Cos., Inc.	97,267	15,612,326
Michaels Cos., Inc. (The)*(a)	321,187	4,178,643
Murphy USA, Inc.	20,900	2,735,183
O’Reilly Automotive, Inc.*	25,997	11,765,462
RH*(a)	3,400	1,521,568
Ross Stores, Inc.	155,361	19,079,884
TJX Cos., Inc. (The)	159,520	10,893,621
Ulta Beauty, Inc.*	19,636	5,638,674

		168,061,042

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	2,573,117	341,426,894
Pure Storage, Inc. (Class A Stock)*(a)	87,544	1,979,370
Samsung Electronics Co. Ltd. (South Korea)	511,366	38,301,294

		381,707,558

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.*	30,900	1,297,800
Culp, Inc.	47,700	756,999
EssilorLuxottica SA (France)	72,524	11,290,293
Kering SA (France)	14,756	10,721,872
Lululemon Athletica, Inc.*	17,216	5,991,685
Moncler SpA (Italy)*	231,256	14,192,240
NIKE, Inc. (Class B Stock)	261,518	36,996,951
Samsonite International SA, 144A*	2,733,900	4,876,371
Steven Madden Ltd.	30,000	1,059,600
VF Corp.	104,345	8,912,106

		96,095,917

Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	185,500	2,318,750
Housing Development Finance Corp. Ltd. (India)	274,977	9,655,056
PennyMac Financial Services, Inc.	50,080	3,286,250
WSFS Financial Corp.	68,959	3,094,880

		18,354,936

Tobacco — 0.3%
Altria Group, Inc.	325,413	13,341,933
Philip Morris International, Inc.	321,637	26,628,327

		39,970,260

Trading Companies & Distributors — 0.3%
Air Lease Corp.	19,400	861,748

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (cont’d.)
Ashtead Group PLC (United Kingdom)	251,100	$11,786,446
Bunzl PLC (United Kingdom)	213,952	7,152,037
GMS, Inc.*	106,700	3,252,216
Mitsubishi Corp. (Japan)	324,300	7,999,866
Rush Enterprises, Inc. (Class A Stock)	87,625	3,629,427
Sumitomo Corp. (Japan)	780,200	10,359,204
Toromont Industries Ltd. (Canada)	4,758	333,423

		45,374,367

Water Utilities — 0.0%
California Water Service Group	42,039	2,271,367
Essential Utilities, Inc.	17,128	809,983

		3,081,350

Wireless Telecommunication Services — 0.2%
SoftBank Group Corp. (Japan)	148,800	11,652,303
T-Mobile US, Inc.*	95,594	12,890,851
Vodafone Group PLC (United Kingdom), ADR	717,803	11,829,393

		36,372,547

TOTAL COMMON STOCKS (cost $5,830,586,255)		8,262,302,261

PREFERRED STOCKS — 0.1%
Electric Utilities — 0.1%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 03/15/22(a)	53,320	2,671,332
American Electric Power Co., Inc., CVT, 6.125%, Maturing 08/15/23	22,918	1,160,338
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	51,052	2,595,483
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	34,553	1,793,301

		8,220,454

Health Care Equipment & Supplies — 0.0%
Boston Scientific Corp., CVT, 5.500%, Maturing 06/01/23(a)	9,946	1,089,783
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)	1,276	1,660,204

		2,749,987

Life Sciences Tools & Services — 0.0%
Avantor, Inc., Series A, CVT, 6.250%, Maturing 05/15/22	39,785	3,537,284

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	49,229	228,786

Multi-Utilities — 0.0%
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	3,660	379,652

Wireless Telecommunication Services — 0.0%
2020 Cash Mandatory Exchangeable Trust, 144A, CVT, 5.250%, Maturing 06/01/23	594	713,495

TOTAL PREFERRED STOCKS (cost $13,183,078)		15,829,658

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 2.0%

Automobiles — 0.6%
AmeriCredit Automobile Receivables Trust,
Series 2017-01, Class C
2.710%	08/18/22	584	$587,394
Series 2020-01, Class C
1.590%	10/20/25	3,525	3,589,964
Series 2020-01, Class D
1.800%	12/18/25	3,405	3,467,512
Avis Budget Rental Car Funding AESOP LLC,
Series 2017-01A, Class A, 144A
3.070%	09/20/23	2,550	2,633,447
Series 2017-2A, Class A, 144A
2.970%	03/20/24	3,118	3,239,907
Series 2018-02A, Class A, 144A
4.000%	03/20/25	8,675	9,399,274
Series 2019-01A, Class A, 144A
3.450%	03/20/23	7,942	8,151,554
Series 2019-02A, Class A, 144A
3.350%	09/22/25	1,560	1,665,652
Series 2020-01A, Class B, 144A
2.680%	08/20/26	1,395	1,414,612
CarMax Auto Owner Trust,
Series 2020-01, Class D
2.640%	07/15/26	7,660	7,898,304
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	175	175,593
Series 2019-01, Class A2, 144A
2.980%	10/20/24	1,704	1,732,358
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	3,425	3,702,616
GM Financial Automobile Leasing Trust,
Series 2019-01, Class C
3.560%	12/20/22	4,905	4,986,067
Series 2020-01, Class C
2.040%	12/20/23	1,620	1,647,635
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class B
3.120%	12/18/23	2,500	2,581,288
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	2,315	2,417,972
Santander Drive Auto Receivables Trust,
Series 2018-01, Class C
2.960%	03/15/24	634	637,287
Series 2018-02, Class C
3.350%	07/17/23	1,143	1,152,267
Series 2019-01, Class B
3.210%	09/15/23	970	974,642
Series 2020-03, Class C
1.120%	01/15/26	5,975	6,022,657
Series 2020-03, Class D
1.640%	11/16/26	5,160	5,236,095
Santander Retail Auto Lease Trust,
Series 2019-A, Class B, 144A
3.010%	05/22/23	3,990	4,092,799
Series 2019-C, Class D, 144A
2.880%	06/20/24	3,525	3,630,402

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)

Automobiles (cont’d.)
Series 2020-A, Class C, 144A
2.080%	03/20/24	5,595	$5,739,484
World Omni Auto Receivables Trust,
Series 2018-B, Class B
3.170%	01/15/25	2,635	2,714,527

			89,491,309

Collateralized Loan Obligations — 0.6%
Barings CLO Ltd. (Cayman Islands),
Series 2013-IA, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
1.018%(c)	01/20/28	3,501	3,482,225
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.298%(c)	07/20/28	4,150	4,134,349
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.222%(c)	07/28/28	1,605	1,600,586
CBAM Ltd. (Cayman Islands),
Series 2019-09A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.517%(c)	02/12/30	1,765	1,764,997
CIFC Funding Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	10/20/27	4,065	4,064,991
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 0.860% (Cap N/A, Floor 0.000%)
1.075%(c)	10/25/27	6,097	6,059,278
Golub Capital Partners CLO 39B Ltd. (Cayman Islands),
Series 2018-39A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.368%(c)	10/20/28	4,255	4,244,448
KKR CLO Ltd. (Cayman Islands),
Series 13, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
1.030%(c)	01/16/28	5,353	5,310,996
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.567%(c)	10/15/32	12,175	12,145,829
Series 2019-37A, Class A1, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.537%(c)	07/15/32	1,060	1,058,949
Magnetite Ltd. (Cayman Islands),
Series 2019-23A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.515%(c)	10/25/32	7,315	7,294,178
Series 2020-25A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.455%(c)	01/25/32	3,560	3,561,905
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	01/15/28	4,936	4,925,865

A162

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.338%(c)	07/20/29	4,460	$4,439,977
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	07/15/27	3,636	3,616,065
Series 2015-01A, Class A2R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.237%(c)	07/15/27	6,465	6,409,835
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.228%(c)	07/17/29	6,734	6,717,472
Palmer Square CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A1A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.596%(c)	11/15/31	3,895	3,914,388
Southwick Park CLO LLC (Cayman Islands),
Series 2019-04A, Class A1, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.518%(c)	07/20/32	9,690	9,699,212

			94,445,545

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2017-07, Class B
2.540%	05/15/25	2,785	2,874,432
Series 2019-01, Class B
3.070%	10/15/24	9,570	9,869,988
Synchrony Card Funding LLC,
Series 2019-A02, Class A
2.340%	06/15/25	7,840	8,075,380

			20,819,800

Equipment — 0.1%
Ascentium Equipment Receivables Trust,
Series 2017-01A, Class A3, 144A
2.290%	06/10/21	16	15,397
CNH Equipment Trust,
Series 2019-A, Class A3
3.010%	04/15/24	2,978	3,045,102
MMAF Equipment Finance LLC,
Series 2016-AA, Class A4, 144A
1.760%	01/17/23	1,396	1,401,939
Series 2020-A, Class A4, 144A
1.400%	08/09/30	2,455	2,511,003

			6,973,441

Other — 0.2%
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	2,560	2,720,835
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	2,320	2,362,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A, 144A
2.530%	02/25/27	170	$170,665
Hilton Grand Vacations Trust,
Series 2017-AA, Class A, 144A
2.660%	12/26/28	364	372,572
MVW LLC,
Series 2020-01A, Class A, 144A
1.740%	10/20/37	1,362	1,392,879
MVW Owner Trust,
Series 2014-01A, Class A, 144A
2.250%	09/22/31	116	116,108
Series 2015-01A, Class A, 144A
2.520%	12/20/32	694	697,255
Series 2017-01A, Class A, 144A
2.420%	12/20/34	2,893	2,962,947
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/08/49	4,755	5,111,548
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	1,562	1,618,803
Taco Bell Funding LLC,
Series 2018-01A, Class A2I, 144A
4.318%	11/25/48	2,974	3,016,803
Verizon Owner Trust,
Series 2017-03A, Class B, 144A
2.380%	04/20/22	3,284	3,287,572

			23,830,091

Residential Mortgage-Backed Securities — 0.0%
Bayview Mortgage Fund IVc Trust,
Series 2017-RT03, Class A, 144A
3.500%(cc)	01/28/58	1,241	1,255,840
Bayview Opportunity Master Fund IVa Trust,
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57	333	338,994
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL04, Class A, 144A
3.500%(cc)	01/28/55	449	459,452
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	407	411,331
Towd Point Mortgage Trust,
Series 2015-03, Class A1B, 144A
3.000%(cc)	03/25/54	180	180,845
Series 2015-05, Class A1B, 144A
2.750%(cc)	05/25/55	281	283,278
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	309	321,238

			3,250,978

Student Loans — 0.4%
Navient Private Education Loan Trust,
Series 2017-A, Class A2A, 144A
2.880%	12/16/58	1,078	1,095,587

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	2,461	$2,509,634
Series 2019-CA, Class A1, 144A
2.820%	02/15/68	658	659,350
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	5,955	6,150,523
Series 2019-GA, Class A, 144A
2.400%	10/15/68	4,818	4,933,675
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	4,595	4,718,631
Series 2020-CA, Class A2A, 144A
2.150%	11/15/68	3,275	3,374,441
Series 2020-GA, Class A, 144A
1.170%	09/16/69	2,820	2,841,054
Navient Student Loan Trust,
Series 2018-01A, Class A2, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.498%(c)	03/25/67	1,671	1,662,698
Series 2018-02A, Class A2, 144A, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
0.528%(c)	03/25/67	3,963	3,954,868
Nelnet Student Loan Trust,
Series 2020-01A, Class A, 144A, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.888%(c)	03/26/68	1,977	1,963,556
SLM Student Loan Trust,
Series 2008-05, Class A4, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.915%(c)	07/25/23	1,593	1,595,579
Series 2008-09, Class A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.715%(c)	04/25/23	1,485	1,483,798
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	691	703,270
Series 2015-C, Class A3, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.109%(c)	08/16/32	4,305	4,409,382
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	682	705,137
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	1,682	1,728,775
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	1,029	1,057,292
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	5,891	6,237,281
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
0.879%(c)	01/15/37	3,162	3,159,320
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	4,066	4,401,248
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	1,780	1,847,295

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	3,246	$3,257,154

			64,449,548

TOTAL ASSET-BACKED SECURITIES (cost $297,999,978)			303,260,712

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Ashford Hospitality Trust,
Series 2018-ASHF, Class B, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.409%(c)	04/15/35	3,185	3,029,460
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.089%(c)	12/15/36	7,055	6,824,989
BANK,
Series 2017-BNK04, Class B
3.999%	05/15/50	2,020	2,238,906
Series 2019-BN21, Class AS
3.093%	10/17/52	4,045	4,466,619
Series 2019-BN23, Class B
3.455%	12/15/52	5,960	6,570,095
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class B
3.152%(cc)	04/15/53	4,000	4,296,526
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	2,165	2,522,927
BX Commercial Mortgage Trust,
Series 2019-IMC, Class B, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.459%(c)	04/15/34	9,770	9,377,924
BX Trust,
Series 2018-BILT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.959%(c)	05/15/30	5,200	5,095,670
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class AS
3.116%	11/15/52	9,790	10,802,589
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	1,500	1,638,221
Series 2018-CD07, Class C
4.851%(cc)	08/15/51	2,475	2,776,286
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,223,143
Series 2015-GC27, Class A5
3.137%	02/10/48	2,205	2,390,742
Series 2015-GC27, Class AS
3.571%	02/10/48	1,190	1,291,518
Series 2016-P03, Class A3
3.063%	04/15/49	2,675	2,881,489
Series 2018-B02, Class C
4.672%(cc)	03/10/51	2,545	2,561,232

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cold Storage Trust,
Series 2020-ICE05, Class B, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.133%)
1.459%(c)	11/15/37	3,755	$3,763,923
Commercial Mortgage Trust,
Series 2014-UBS05, Class A4
3.838%	09/10/47	4,400	4,855,626
Series 2015-LC21, Class B
4.335%(cc)	07/10/48	3,055	3,302,186
Series 2015-LC23, Class A2
3.221%	10/10/48	5,317	5,356,836
Series 2015-PC01, Class B
4.430%(cc)	07/10/50	1,505	1,600,813
Series 2016-DC02, Class A5
3.765%	02/10/49	1,810	2,041,744
Series 2020-CBM, Class C, 144A
3.402%	02/10/37	10,025	9,895,917
CSAIL Commercial Mortgage Trust,
Series 2019-C15, Class A4
4.053%	03/15/52	4,305	5,054,271
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	2,820	3,032,761
FHLMC Multifamily Structured Pass-Through Certificates,
Series 2019-K92, Class B, 144A
4.193%(cc)	05/25/52	1,965	2,254,495
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month LIBOR + 1.334% (Cap N/A, Floor 1.334%)
1.493%(c)	12/15/36	3,415	3,209,526
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
1.792%(c)	12/15/36	3,180	2,961,456
GS Mortgage Securities Corp. Trust,
Series 2019-SOHO, Class C, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.459%(c)	06/15/36	6,370	6,244,177
GS Mortgage Securities Trust,
Series 2018-GS09, Class AS
4.141%(cc)	03/10/51	2,945	3,413,672
Hilton Orlando Trust,
Series 2018-ORL, Class A, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.929%(c)	12/15/34	4,842	4,744,873
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.859%(c)	01/15/33	1,525	1,513,079
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-609M, Class A, 144A, 1 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.529%(c)	10/15/33	5,195	5,194,932
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	825	916,729
Series 2017-C34, Class C
4.184%(cc)	11/15/52	2,065	2,222,363

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class AS
4.031%(cc)	05/15/48	325	$362,057
Series 2017-ASHF, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
1.009%(c)	11/15/34	6,393	6,130,158
Series 2017-H01, Class AS
3.773%	06/15/50	3,875	4,349,350
Series 2019-H07, Class A4
3.261%	07/15/52	4,872	5,512,703
Palisades Center Trust,
Series 2016-PLSD, Class A, 144A
2.713%	04/13/33	2,090	1,766,050
UBS Commercial Mortgage Trust,
Series 2017-C05, Class AS
3.777%(cc)	11/15/50	2,000	2,263,833
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class C
4.293%(cc)	07/15/58	545	529,609
Series 2017-C38, Class AS
3.665%(cc)	07/15/50	1,804	2,019,352
Series 2019-C50, Class B
4.192%	05/15/52	1,895	2,107,435
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class AS
4.271%	03/15/47	2,775	3,024,959
Series 2014-C19, Class B
4.723%(cc)	03/15/47	969	1,052,156
Series 2014-C20, Class A4
3.723%	05/15/47	1,924	2,029,033

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $170,303,898)			174,714,410

CONVERTIBLE BONDS — 0.0%
Internet — 0.0%
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.000%	08/15/28	271	1,027,267

Lodging — 0.0%
Huazhu Group Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.000%	05/01/26	76	97,564

Media — 0.0%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26	640	611,359
Liberty Broadband Corp.,
Sr. Unsec’d. Notes, 144A
2.750%	09/30/50	470	496,557
Liberty Latin America Ltd. (Chile),
Sr. Unsec’d. Notes
2.000%	07/15/24	1,090	1,033,931

			2,141,847

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)

Pipelines — 0.0%
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	03/15/45		967	$757,647

Real Estate Investment Trusts (REITs) — 0.0%
Blackstone Mortgage Trust, Inc.,
Sr. Unsec’d. Notes
4.750%	03/15/23	(a)	690	684,889

TOTAL CONVERTIBLE BONDS (cost $3,826,802)				4,709,214

CORPORATE BONDS — 14.6%
Advertising — 0.1%
Advantage Sales & Marketing, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/15/28	(a)	1,775	1,875,846
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26		1,325	1,368,063
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24	(a)	4,123	4,178,701
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		4,460	4,938,921
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24		5,825	6,456,850

				18,818,381

Aerospace & Defense — 0.1%
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		1,300	1,379,000
Moog, Inc.,
Gtd. Notes, 144A
4.250%	12/15/27	(a)	330	345,082
TransDigm, Inc.,
Gtd. Notes
6.500%	05/15/25		670	690,524
7.500%	03/15/27	(a)	340	364,086
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		4,185	4,459,700

				7,238,392

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27		10,000	11,781,882
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26		1,235	1,265,816
Gtd. Notes, 144A
3.950%	06/15/25		4,500	5,060,323
Mriya Farming PLC (United Kingdom),
Sub. Notes, 144A, EMTN
2.500%(cc)	12/31/25^		158	2,355

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)

Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35		208	$263,779
6.150%	09/15/43		229	298,632
7.250%	06/15/37	(a)	610	836,724

				19,509,511

Airlines — 0.2%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		525	530,272
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	07/15/22		39	38,545
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		2,452	2,429,409
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	(a)	1,785	1,760,888
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		916	774,486
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/22	(a)	850	763,233
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25		2,415	2,785,982
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
5.875%	10/26/24	(a)	750	702,079
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		705	816,296
Sr. Unsec’d. Notes
7.375%	01/15/26	(a)	1,750	2,004,926
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		760	813,614
4.750%	10/20/28		2,890	3,151,992
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		8,740	9,436,363
SriLankan Airlines Ltd. (Sri Lanka),
Gov’t. Gtd. Notes
7.000%	06/25/24		1,120	615,522
United Airlines 2019-2 Class A Pass-Through Trust,
Pass-Through Certificates
2.900%	11/01/29		1,266	1,204,199
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		793	755,422
United Airlines Holdings, Inc.,
Gtd. Notes
4.250%	10/01/22	(a)	685	688,663
4.875%	01/15/25	(a)	555	546,123

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
5.000%	02/01/24	(a)	1,495	$1,484,278
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,263	1,168,535

				32,470,827

Apparel — 0.0%
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25	(a)	490	503,382
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
5.000%	09/01/26		210	213,771
6.375%	05/15/25		1,010	1,078,147

				1,795,300

Auto Manufacturers — 0.4%
Ford Motor Co.,
Sr. Unsec’d. Notes
8.500%	04/21/23		535	601,588
9.000%	04/22/25		2,275	2,789,753
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.085%	01/07/21		671	671,000
5.125%	06/16/25		775	842,057
5.750%	02/01/21	(a)	674	676,223
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		280	282,909
4.000%	10/06/26		1,810	2,040,150
4.200%	03/01/21		740	741,820
4.300%	07/13/25		3,790	4,249,855
4.350%	04/09/25		1,745	1,956,265
Sr. Unsec’d. Notes
5.100%	01/17/24		6,745	7,547,666
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25	(a)	1,790	1,833,045
2.375%	02/10/23		3,740	3,859,800
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
7.750%	10/15/25	(a)	1,040	1,125,905
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25		940	985,130
Sr. Sec’d. Notes, 144A
9.500%	05/01/25		1,060	1,190,103
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	2,980	3,106,193
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.850%	09/26/24	(a)	2,275	2,427,287
3.200%	09/26/26		13,965	15,439,658
4.625%	11/13/25		1,655	1,929,357
4.750%	11/13/28		3,770	4,580,203

				58,875,967

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)		1,000	$1,026,075
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26			560	609,529
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27	(a)		7,255	7,871,245
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)		2,275	2,442,033
Dana, Inc.,
Sr. Unsec’d. Notes
5.625%	06/15/28			1,145	1,234,214
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
9.500%	05/31/25	(a)		480	543,059
Meritor, Inc.,
Gtd. Notes, 144A
4.500%	12/15/28			1,350	1,384,631
6.250%	06/01/25	(a)		1,135	1,225,089
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)		645	592,116
5.375%	12/15/24	(a)		2,065	1,992,343
Sr. Sec’d. Notes, 144A
7.875%	01/15/29			975	1,094,722

					20,015,056

Banks — 2.2%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25			3,865	4,219,703
Akbank T.A.S. (Turkey),
Sr. Unsec’d. Notes, EMTN
5.125%	03/31/25			650	658,256
Banco de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	08/03/27			13,000	14,360,120
Sub. Notes
6.250%	05/12/26			1,100	1,271,665
Banco do Brasil SA (Brazil),
Jr. Sub. Notes
9.000%(ff)	—	(rr)		3,730	4,168,281
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22		ARS	3,700	17,745
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.750%(ff)	—	(rr)		800	868,615
7.625%(ff)	—	(rr)		400	453,165
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30			1,300	1,302,350

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand (Mexico),
Jr. Sub. Notes
8.500%(ff)	—	(rr)	1,500	$1,564,391
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25		730	838,506
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.490%	05/28/30		5,600	6,283,308
Bangkok Bank PCL (Thailand),
Sub. Notes, EMTN
3.733%(ff)	09/25/34		6,350	6,620,011
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		3,730	3,996,573
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		6,925	7,003,939
2.496%(ff)	02/13/31		22,000	23,335,687
2.676%(ff)	06/19/41		2,920	3,041,270
2.831%(ff)	10/24/51	(a)	1,770	1,840,013
3.248%	10/21/27		3,171	3,549,311
4.271%(ff)	07/23/29		1,685	2,004,197
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26		3,220	3,458,374
4.610%(ff)	02/15/23		5,240	5,469,641
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24		2,155	2,333,223
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24		5,305	5,795,534
Sub. Notes
5.125%(ff)	01/18/33		1,800	1,942,457
5.350%(ff)	11/12/29		600	639,279
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	(a)	5,000	5,454,918
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.106%(ff)	04/08/26		8,705	9,524,583
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		3,050	3,185,909
4.194%(ff)	04/01/31		8,360	9,830,255
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24		2,785	2,825,113
2.000%	09/08/21		2,400	2,426,810
3.001%(ff)	09/20/22		1,190	1,209,333
3.244%(ff)	12/20/25		2,030	2,174,806
3.875%	09/12/23		5	5,388
5.375%	01/12/24		3,450	3,893,683
Sr. Unsec’d. Notes, 144A, MTN
2.700%	03/02/22		2,455	2,518,815
Development Bank of Mongolia LLC (Mongolia),
Unsec’d. Notes, 144A
7.250%	10/23/23		1,630	1,760,933

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	1,400	$1,492,410
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.550%	05/05/27		1,145	1,245,290
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.691%(ff)	06/05/28		3,450	3,976,062
4.223%(ff)	05/01/29		7,630	9,033,899
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	(a)	6,955	7,244,496
4.292%(ff)	09/12/26		365	416,872
4.950%	03/31/30		8,000	9,997,863
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.764%(ff)	11/19/31	(a)	5,375	5,421,006
2.083%(ff)	04/22/26		6,980	7,374,754
2.182%(ff)	06/01/28		4,520	4,796,294
2.522%(ff)	04/22/31	(a)	8,060	8,645,015
2.739%(ff)	10/15/30		5,115	5,563,230
3.109%(ff)	04/22/51		2,530	2,814,364
Sub. Notes
2.956%(ff)	05/13/31	(a)	8,675	9,494,998
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		15,000	16,312,451
3.772%(ff)	01/24/29		14,290	16,544,041
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23		4,060	4,402,757
Sub. Notes
5.125%	05/28/24		3,190	3,579,378
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26		4,260	4,330,216
3.571%	01/10/23		3,845	3,958,981
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.644%(ff)	04/01/31		4,990	6,032,543
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		2,915	2,948,453
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26		2,135	2,246,660
3.068%(ff)	04/30/41		6,475	7,044,241
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		2,540	2,701,976
2.572%(ff)	02/11/31		10,840	11,499,763
2.879%(ff)	10/30/30		10,535	11,477,327
5.013%(ff)	04/04/51		2,765	3,922,988
Sub. Notes, GMTN
4.300%	07/22/27		2,695	3,161,101

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Yapi ve Kredi Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, EMTN
5.850%	06/21/24			200	$204,006

					329,729,595

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49			5,935	8,403,119

Biotechnology — 0.0%
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28	(a)		595	615,973

Building Materials — 0.1%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22			580	591,802
3.750%	05/01/28			7,560	7,990,050
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes
5.450%	11/19/29			700	768,460
CP Atlas Buyer, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	12/01/28			795	826,800
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25			900	972,485
PGT Innovations, Inc.,
Gtd. Notes, 144A
6.750%	08/01/26			2,820	2,998,784
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29			1,230	1,291,899
6.500%	03/15/27			2,360	2,509,502

					17,949,782

Chemicals — 0.3%
Blue Cube Spinco LLC,
Gtd. Notes
10.000%	10/15/25			650	689,390
Braskem Finance Ltd. (Brazil),
Gtd. Notes
7.375%	—	(a)(rr)		2,678	2,738,186
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23	(a)		875	879,569
Diamond BC BV,
Sr. Unsec’d. Notes
5.625%	08/15/25		EUR	1,745	2,158,427
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28			1,070	1,100,887
Equate Petrochemical BV (Kuwait),
Gtd. Notes
3.000%	03/03/22			2,070	2,114,025
Gtd. Notes, EMTN
4.250%	11/03/26			9,560	10,662,804

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
ICL Group Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38			8,100	$10,644,675
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/26		EUR	325	410,072
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30			260	324,051
Gtd. Notes, EMTN
5.875%	05/18/30			1,000	1,246,350
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
5.125%	10/15/27	(a)		590	640,677
5.250%	12/15/29			720	779,789
5.650%	12/01/44	(a)		1,905	2,059,117
Minerals Technologies, Inc.,
Gtd. Notes, 144A
5.000%	07/01/28			605	633,535
Neon Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.125%	04/01/26			695	759,676
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
4.625%	10/15/25			815	848,027

					38,689,257

Commercial Services — 0.2%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.200%	08/04/27	(a)		740	796,002
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26			1,990	2,120,946
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27			1,605	1,743,584
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27			235	245,986
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.750%	07/15/27	(a)		790	803,041
5.750%	07/15/27			245	249,747
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28			950	1,002,811
Hutama Karya Persero PT (Indonesia),
Gov’t. Gtd. Notes, 144A, MTN
3.750%	05/11/30			440	492,045
International Container Terminal Services, Inc. (Philippines),
Sr. Unsec’d. Notes
4.750%	06/17/30			1,410	1,533,114
IPD 3 BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	12/01/25		EUR	255	321,737

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Jaguar Holding Co. II/PPD Development LP,
Gtd. Notes, 144A
5.000%	06/15/28	(a)		735	$792,091
Korn Ferry,
Gtd. Notes, 144A
4.625%	12/15/27	(a)		1,925	2,004,250
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25			3,300	3,495,311
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.625%	10/01/28			910	989,537
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
3.375%	08/31/27	(a)		400	398,323
5.750%	04/15/26	(a)		740	811,668
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26			5,600	6,123,876
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/25	(a)		860	935,540
9.250%	04/15/25			425	506,582
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21			350	369,714
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A
4.625%	11/01/26			490	507,548
TransJamaican Highway Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A
5.750%	10/10/36			465	479,267
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31	(a)		1,945	2,038,182
3.375%	03/22/27			1,255	1,388,509
4.125%	02/02/26	(a)		3,405	3,875,438
WW International, Inc.,
Gtd. Notes, 144A
8.625%	12/01/25			1,365	1,421,090

					35,445,939

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	05/11/30	(a)		2,985	3,071,681
2.650%	05/11/50			1,635	1,735,887
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes
8.375%	09/01/26		EUR	525	669,724
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26			815	880,081
Lenovo Group Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.421%	11/02/30			555	585,766

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Presidio Holdings, Inc.,
Gtd. Notes, 144A
8.250%	02/01/28	(a)	855	$942,628
Sr. Sec’d. Notes, 144A
4.875%	02/01/27		395	418,027

				8,303,794

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		50	51,958
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		1,990	2,003,827
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27		1,230	1,303,800
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27		1,045	1,102,295
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27	(a)	2,230	2,357,552

				6,819,432

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	01/15/25		445	472,318
4.625%	07/01/22		7,415	7,795,319
4.875%	01/16/24	(a)	1,140	1,246,889
6.500%	07/15/25		300	358,627
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	(a)	3,125	3,300,618
4.375%	05/01/26		2,395	2,587,508
5.125%	10/01/23		5,675	6,097,730
5.500%	01/15/23		565	600,863
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	(a)	2,065	2,331,224
Banco BTG Pactual SA (Brazil),
Sub. Notes, 144A
7.750%(ff)	02/15/29		1,200	1,310,130
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23	(a)	17,524	18,540,295
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.900%	01/29/24		1,260	1,379,759
4.250%	04/30/25	(a)	4,470	5,106,041
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		5,145	5,665,688
4.100%	02/09/27		9,100	10,519,506
Genworth Mortgage Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	08/15/25		2,340	2,531,975

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
GTLK Europe DAC (Russia),
Gtd. Notes
5.125%	05/31/24		1,400	$1,484,774
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32		15,070	15,172,230
2.650%	09/15/40		2,295	2,352,415
Kuwait Projects Co. SPC Ltd. (Kuwait),
Gtd. Notes
4.229%	10/29/26		1,200	1,225,412
Nasdaq, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		8,925	8,837,695
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	10/25/24		290	308,148
6.750%	06/25/25	(a)	815	889,217
7.250%	09/25/23		740	811,846
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		1,300	1,382,509
7.250%	01/25/22		55	57,345
OneMain Finance Corp.,
Gtd. Notes
6.125%	03/15/24		75	82,241
6.625%	01/15/28		275	327,533
7.125%	03/15/26		510	598,871
8.250%	10/01/23	(a)	505	577,809
8.875%	06/01/25		520	587,905
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		740	776,838
5.250%	08/15/22		2,150	2,253,181
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
5.375%	10/15/25		1,260	1,330,900
Quicken Loans LLC,
Gtd. Notes, 144A
5.250%	01/15/28	(a)	485	518,129
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25		1,575	1,665,127
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24		855	943,417
4.375%	03/19/24		1,155	1,271,847
Tarjeta Naranja SA (Argentina),
Sr. Unsec’d. Notes, 144A, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500% (Cap N/A, Floor 15.000%)
33.333%(c)	04/11/22		1,217	87,615

				113,387,494

Electric — 0.8%
Acwa Power Management & Investments One Ltd. (Saudi Arabia),
Sr. Sec’d. Notes
5.950%	12/15/39		1,300	1,561,251

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
AES Gener SA (Chile),
Jr. Sub. Notes
7.125%(ff)	03/26/79		5,800	$6,444,475
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		2,260	2,387,192
4.350%	08/01/28		3,535	4,111,071
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18	(d)	900	9,000
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25		960	1,011,550
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		2,343	2,745,976
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		585	649,270
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34		500	591,828
DPL, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/25		605	654,162
Edison International,
Sr. Unsec’d. Notes
4.950%	04/15/25		140	159,569
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		1,230	1,398,480
3.625%	05/25/27		5,505	6,249,266
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes
3.400%	01/28/30		5,400	5,853,725
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, EMTN
6.750%	08/06/23		500	509,972
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	6,011,613
Infraestructura Energetica Nova SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48		200	223,031
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		1,195	1,379,700
Lamar Funding Ltd. (Oman),
Gtd. Notes
3.958%	05/07/25		1,250	1,227,935
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		600	630,036
Sr. Sec’d. Notes, 144A
5.125%	05/07/29		775	813,796

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	(a)	63	$67,602
4.500%	09/15/27	(a)	1,600	1,785,609
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,795	1,960,227
6.625%	01/15/27		1,865	1,970,634
7.250%	05/15/26		2,160	2,279,434
Gtd. Notes, 144A
5.250%	06/15/29		925	1,016,816
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		630	688,970
4.450%	06/15/29		2,055	2,381,186
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		3,440	3,498,386
2.500%	02/01/31		3,980	3,978,049
3.300%	08/01/40	(a)	3,305	3,308,476
3.950%	12/01/47		2,265	2,347,877
4.550%	07/01/30	(a)	6,365	7,260,849
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		345	364,271
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49		440	504,126
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, 144A
3.875%	07/17/29		2,265	2,493,985
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	1,225	1,308,678
5.250%	07/01/30	(a)	1,370	1,509,742
Pike Corp.,
Gtd. Notes, 144A
5.500%	09/01/28		685	721,109
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36		740	984,276
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		1,586	1,769,813
3.400%	02/01/28		6,380	7,271,333
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
4.375%	05/22/43		605	760,815
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes
4.850%	05/07/44		1,200	1,613,697
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, EMTN
3.500%	05/04/27		700	777,667
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26	(a)	2,645	2,715,578

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		990	$1,054,594
5.500%	09/01/26		975	1,017,792
5.625%	02/15/27		1,335	1,419,237
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		6,850	7,410,614
3.700%	01/30/27		4,845	5,331,398
4.300%	07/15/29		3,135	3,552,579

				119,748,317

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
7.750%	01/15/27		2,250	2,500,099

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25		4,035	4,411,140
Avnet, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21		4,845	4,958,550
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27		1,862	2,219,212
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29		1,615	1,819,829
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	06/30/30		670	686,113

				14,094,844

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47		13,021	13,638,588
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		1,560	1,607,451
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		360	376,563

				15,622,602

Entertainment — 0.2%
Affinity Gaming,
Sr. Sec’d. Notes, 144A
6.875%	12/15/27		340	356,357
Bally’s Corp.,
Gtd. Notes, 144A
6.750%	06/01/27		405	435,535
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		1,430	1,522,608
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	(a)	1,515	1,676,839

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		500	$504,720
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		920	974,517
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		1,895	2,000,824
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	(a)	1,280	1,317,480
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		1,517	1,525,451
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes
5.375%	04/15/27	(a)	760	779,102
Gtd. Notes, 144A
6.500%	10/01/28	(a)	770	834,244
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	(a)	1,590	1,661,002
Churchill Downs, Inc.,
Gtd. Notes, 144A
5.500%	04/01/27	(a)	1,635	1,731,374
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/29		1,120	1,205,492
6.250%	02/15/22		1,140	1,169,511
6.250%	01/15/27		620	709,616
6.500%	02/15/25	(a)	265	296,688
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
6.375%	02/01/24	(a)	1,695	1,742,084
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		1,885	2,021,374
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		1,760	1,889,461
7.250%	11/15/29		1,245	1,364,469
8.250%	03/15/26		1,315	1,416,191
8.625%	07/01/25		1,185	1,297,993
SeaWorld Parks & Entertainment, Inc.,
Sec’d. Notes, 144A
9.500%	08/01/25	(a)	1,420	1,542,578
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	(a)	310	336,337
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		1,085	1,143,666
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25		725	777,267

				32,232,780

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
8.500%	05/01/27	(a)	956	$1,063,821

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27		430	456,689
4.875%	02/15/30	(a)	3,730	4,103,797
5.875%	02/15/28		1,525	1,659,629
7.500%	03/15/26		2,160	2,413,761
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	740	764,423
BRF SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/24/30	(a)	7,500	8,143,975
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25		2,025	2,121,701
Sr. Sec’d. Notes, 144A
4.625%	11/15/28		400	405,888
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg),
Gtd. Notes, 144A
5.625%	08/15/26		865	888,631
Health & Happiness H&H International Holdings Ltd. (China),
Sec’d. Notes
5.625%	10/24/24		1,100	1,149,037
Kraft Heinz Foods Co.,
Gtd. Notes
6.875%	01/26/39		270	375,081
Gtd. Notes, 144A
4.250%	03/01/31		985	1,099,731
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		55	63,975
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		1,650	1,706,235
Sigma Finance Netherlands BV (Mexico),
Gtd. Notes
4.875%	03/27/28	(a)	5,200	6,087,806
Sigma Holdco BV (Netherlands),
Gtd. Notes, 144A
7.875%	05/15/26		1,745	1,798,404
Tingyi Cayman Islands Holding Corp. (China),
Sr. Unsec’d. Notes
1.625%	09/24/25		930	926,929
United Natural Foods, Inc.,
Gtd. Notes, 144A
6.750%	10/15/28	(a)	1,200	1,254,305

				35,419,997

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.150%	01/29/50		1,200	1,390,283

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
Mercer International, Inc. (Germany),
Sr. Unsec’d. Notes
5.500%	01/15/26	(a)	745	$758,953
6.500%	02/01/24		280	283,836
Suzano Austria GmbH (Brazil),
Gtd. Notes
6.000%	01/15/29		1,100	1,327,509

				3,760,581

Gas — 0.1%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		3,760	4,173,714
4.250%	07/15/27		2,600	2,963,744
NiSource, Inc.,
Jr. Sub. Notes
5.650%(ff)	—	(rr)	815	836,301
Sr. Unsec’d. Notes
1.700%	02/15/31		2,295	2,280,660
3.600%	05/01/30		2,155	2,494,399

				12,748,818

Hand/Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
9.000%	02/15/23	(a)	705	689,735
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24	(a)	1,015	1,051,804
6.375%	02/15/26	(a)	2,065	2,207,524

				3,949,063

Healthcare-Products — 0.0%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28		1,790	1,904,222
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
7.250%	02/01/28		95	100,215
7.375%	06/01/25	(a)	1,560	1,656,459

				3,660,896

Healthcare-Services — 0.5%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.000%	04/15/29		930	992,317
Akumin, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	11/01/25		1,660	1,744,386
Anthem, Inc.,
Sr. Unsec’d. Notes
2.250%	05/15/30		1,745	1,841,913
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	(a)	8,995	9,505,996
4.250%	12/15/27		6,590	7,014,000
4.625%	12/15/29		4,150	4,604,370

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/29		1,250	$1,349,231
8.000%	12/15/27		1,340	1,454,067
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26		2,099	2,166,662
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28		330	389,090
5.875%	02/01/29		1,000	1,204,097
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30		2,560	3,199,532
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22	(a)	1,785	1,851,092
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27		735	743,484
6.750%	04/15/25	(a)	555	596,408
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/22	(a)	1,310	1,386,768
Sr. Unsec’d. Notes, 144A
4.375%	06/15/28		1,025	1,078,543
Radiology Partners, Inc.,
Gtd. Notes, 144A
9.250%	02/01/28	(a)	1,460	1,640,283
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26		3,135	3,430,120
RP Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
5.250%	12/15/25		525	548,539
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
10.000%	04/15/27	(a)	1,245	1,370,070
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28		1,880	1,957,492
Sr. Sec’d. Notes, 144A
7.500%	04/01/25	(a)	880	963,056
Sr. Unsec’d. Notes
6.875%	11/15/31		615	640,762
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	(a)	1,285	1,363,758
2.750%	05/15/40		1,690	1,829,230
2.900%	05/15/50	(a)	2,395	2,649,828
3.700%	08/15/49		5,500	6,870,979
4.450%	12/15/48		2,250	3,099,590
US Renal Care, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	07/15/27		1,250	1,377,052

				68,862,715

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders — 0.0%
Picasso Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/25	(a)	995	$1,064,676
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/28		190	196,420
4.750%	04/01/29	(a)	350	360,923
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		545	610,296
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	778,158
Winnebago Industries, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/15/28		675	726,035

				3,736,508

Home Furnishings — 0.0%
Controladora Mabe SA de CV (Mexico),
Gtd. Notes, 144A
5.600%	10/23/28		1,095	1,293,376

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		480	495,592

Housewares — 0.0%
CD&R Smokey Buyer, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	07/15/25		435	465,667
Turkiye Sise ve Cam Fabrikalari A/S (Turkey),
Gtd. Notes, 144A
6.950%	03/14/26		1,495	1,657,299

				2,122,966

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	02/15/24		2,080	2,204,309
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25	(a)	1,195	1,243,265
10.125%	08/01/26		3,913	4,486,476
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	(a)	720	846,765
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		6,225	7,105,276
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/27		1,955	2,087,879
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		2,555	2,742,424
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/29	(a)	1,885	1,965,541

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	(a)	5,275	$6,127,472
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28		6,985	8,246,691
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27		2,030	2,202,721
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26	(a)	3,790	3,962,075
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		1,250	1,324,405
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.250%	08/15/28		365	390,318
NMI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	06/01/25	(a)	375	418,548

				45,354,165

Internet — 0.3%
ANGI Group LLC,
Gtd. Notes, 144A
3.875%	08/15/28		1,425	1,435,626
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22	(a)	8,965	9,225,581
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23		2,675	2,807,235
4.100%	04/13/25		1,015	1,152,309
4.500%	04/13/27		4,360	5,196,228
4.625%	04/13/30		1,265	1,568,459
Expedia Group, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25		1,760	2,041,125
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27	(a)	1,680	1,769,395
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.625%	06/01/28		755	791,592
5.625%	02/15/29		1,590	1,732,970
Meituan (China),
Sr. Unsec’d. Notes, 144A
2.125%	10/28/25		200	203,450
Netflix, Inc.,
Sr. Unsec’d. Notes
5.875%	11/15/28		2,715	3,252,784
6.375%	05/15/29		3,050	3,782,539
Sr. Unsec’d. Notes, 144A
5.375%	11/15/29	(a)	2,570	3,026,545

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26	(a)	2,985	$3,160,330
Uber Technologies, Inc.,
Gtd. Notes, 144A
7.500%	05/15/25		745	804,155
7.500%	09/15/27		980	1,079,104
8.000%	11/01/26		1,820	1,985,963
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25	(a)	1,045	1,187,049

				46,202,439

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27		620	663,940
6.250%	05/15/26		700	742,111

				1,406,051

Iron/Steel — 0.1%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27	(a)	2,490	2,622,918
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
7.000%	03/01/41		10	13,908
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29		2,780	3,004,239
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	10/17/25	(a)	600	705,392
CSN Resources SA (Brazil),
Gtd. Notes
7.625%	02/13/23		1,100	1,142,917
Gtd. Notes, 144A
7.625%	02/13/23		400	415,606
Periama Holdings LLC (India),
Gtd. Notes
5.950%	04/19/26		750	795,995
Usiminas International Sarl (Brazil),
Gtd. Notes
5.875%	07/18/26		200	217,374

				8,918,349

Leisure Time — 0.1%
Carnival Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	03/01/26	(a)	1,585	1,726,249
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23	(a)	1,740	1,678,232
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	(a)	770	807,987

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Sec’d. Notes, 144A
10.250%	02/01/26		210	$247,382
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/23	(a)	585	665,158
11.500%	06/01/25	(a)	1,170	1,368,417
Sr. Unsec’d. Notes
5.250%	11/15/22		1,985	1,998,057

				8,491,482

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26		925	959,752
Gtd. Notes, 144A
8.625%	06/01/25		535	594,468
Choice Hotels International, Inc.,
Sr. Unsec’d. Notes
3.700%	01/15/31		750	828,259
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	(a)	1,945	2,133,335
Gtd. Notes, 144A
5.375%	05/01/25		365	389,973
5.750%	05/01/28	(a)	610	665,983
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		115	121,216
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	(a)	1,025	1,086,596
3.500%	08/18/26		1,680	1,800,307
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		560	655,043
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26	(a)	1,530	1,598,868
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.375%	12/04/29	(a)	1,325	1,384,438
5.750%	07/21/28		1,380	1,471,268
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.250%	06/18/25	(a)	1,295	1,347,803
5.875%	05/15/26		995	1,050,751
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	(a)	1,200	1,291,096
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		157	163,917
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26		1,590	1,652,193
5.625%	08/26/28		2,600	2,716,071
				21,911,337

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.1%
ATS Automation Tooling Systems, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
4.125%	12/15/28		1,010	$1,026,007
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28		1,040	1,051,364
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.875%	08/15/26		1,250	1,305,188
Tennant Co.,
Gtd. Notes
5.625%	05/01/25		945	983,641
Vertical Holdco GmbH (Germany),
Gtd. Notes, 144A
7.625%	07/15/28	(a)	2,965	3,235,718
Vertical US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27		3,550	3,757,828
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24	(a)	1,090	1,124,939

				12,484,685

Media — 0.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)	1,845	1,888,443
7.500%	05/15/26		1,760	1,853,421
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		1,180	1,243,535
4.500%	08/15/30		2,445	2,604,977
4.500%	05/01/32		970	1,035,530
5.000%	02/01/28		2,775	2,930,192
5.375%	06/01/29		2,785	3,055,160
5.750%	02/15/26		425	438,897
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31		3,285	3,469,458
3.700%	04/01/51	(a)	4,165	4,297,170
3.750%	02/15/28		3,860	4,327,345
4.908%	07/23/25		6,000	6,975,707
6.484%	10/23/45		875	1,241,368
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	2,980	3,020,650
Comcast Corp.,
Gtd. Notes
3.300%	04/01/27		7,000	7,960,873
3.400%	04/01/30		14,000	16,143,848
3.900%	03/01/38		1,550	1,890,038
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26	(a)	700	728,586
6.500%	02/01/29		4,230	4,770,716

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		3,160	$3,304,991
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		940	568,628
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		215	174,720
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	145	151,962
7.375%	07/01/28		1,135	1,213,183
7.750%	07/01/26	(a)	1,410	1,578,401
GCI LLC,
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28		1,670	1,783,154
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.843%	06/08/25		7,500	7,982,061
5.125%	03/31/27		600	644,179
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27	(a)	1,550	1,653,157
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
6.750%	10/15/27		415	446,988
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		740	773,914
Nexstar Broadcasting, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28		1,065	1,115,139
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26		990	1,020,883
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28		940	987,626
Scripps Escrow II, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31		510	534,945
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24	(a)	1,605	1,663,735
5.375%	07/15/26	(a)	1,240	1,295,538
5.500%	07/01/29		1,775	1,956,955
TEGNA, Inc.,
Gtd. Notes, 144A
4.750%	03/15/26	(a)	825	879,120
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23		770	783,472
Sr. Sec’d. Notes, 144A
6.875%	02/01/26		880	919,771
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	06/01/27		880	944,867
9.500%	05/01/25		690	767,578

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		920	$967,281
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.000%	07/15/30		525	546,588
Virgin Media Vendor Financing Notes IV DAC (Ireland),
Sr. Unsec’d. Notes, 144A
5.000%	07/15/28	(a)	1,000	1,038,534
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A
5.125%	02/28/30	(a)	435	458,804
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		3,077	3,235,165
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		266	278,795

				109,546,048

Metal Fabricate/Hardware — 0.0%
HTA Group Ltd. (Congo (Democratic Republic)),
Gtd. Notes, 144A
7.000%	12/18/25		870	936,736
Park-Ohio Industries, Inc.,
Gtd. Notes
6.625%	04/15/27		800	826,996

				1,763,732

Mining — 0.4%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	(a)	910	995,163
6.125%	05/15/28	(a)	2,470	2,695,176
6.750%	09/30/24		400	416,676
7.000%	09/30/26		3,485	3,720,091
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		1,000	1,094,962
4.125%	09/27/22		1,240	1,307,668
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28	(a)	1,755	1,892,349
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27		1,100	1,195,579
Constellium SE,
Gtd. Notes, 144A
5.750%	05/15/24		710	724,028
6.625%	03/01/25	(a)	2,425	2,477,674
Sr. Unsec’d. Notes, 144A
5.625%	06/15/28	(a)	2,130	2,290,348
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	09/30/29	(a)	13,965	15,190,338
3.150%	01/15/51		352	354,383
3.625%	08/01/27	(a)	1,745	1,948,704
3.700%	01/30/50		1,650	1,816,867

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
3.750%	01/15/31		405	$460,103
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
5.125%	03/15/23		560	590,358
5.125%	05/15/24		1,020	1,106,290
Freeport-McMoRan, Inc.,
Gtd. Notes
5.400%	11/14/34		4,385	5,481,941
5.450%	03/15/43		1,440	1,793,472
Hudbay Minerals, Inc. (Peru),
Gtd. Notes, 144A
6.125%	04/01/29	(a)	2,430	2,627,888
7.625%	01/15/25		3,940	4,100,444
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	08/06/50		260	302,060
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	08/01/28	(a)	1,094	1,240,155
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	07/15/27		860	952,311
Nexa Resources SA (Peru),
Gtd. Notes
5.375%	05/04/27		700	779,740
6.500%	01/18/28		500	590,579
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30	(a)	1,600	1,724,269

				59,869,616

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Jr. Sub. Notes, Series D
5.000%(ff)	—	(a)(rr)	4,140	3,837,592
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26		80	89,725
5.750%	06/15/25		435	472,401

				4,399,718

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.125%	05/01/25		650	680,095

Oil & Gas — 0.9%
ADES International Holding PLC (Saudi Arabia),
Sr. Sec’d. Notes
8.625%	04/24/24		200	199,804
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		1,090	1,118,832
Apache Corp.,
Sr. Unsec’d. Notes
4.625%	11/15/25	(a)	920	968,845
4.875%	11/15/27		775	821,540
6.000%	01/15/37		95	105,175

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.375%	07/15/25	(a)	320	$360,724
6.750%	11/15/39		560	729,962
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		1,275	1,193,281
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		1,075	1,080,569
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26	(a)	1,590	1,695,032
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)	1,040	1,072,955
4.375%	01/15/28	(a)	1,655	1,695,445
4.500%	04/15/23	(a)	201	207,260
4.900%	06/01/44	(a)	1,565	1,547,094
Gtd. Notes, 144A
5.750%	01/15/31	(a)	435	482,990
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	—	(rr)	520	533,310
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	(a)	10,098	10,791,645
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,435	1,543,387
6.625%	07/15/25		725	776,906
EQT Corp.,
Sr. Unsec’d. Notes
5.000%	01/15/29		305	321,471
7.875%	02/01/25		100	114,086
8.750%	02/01/30		630	773,066
Hess Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/33		315	404,965
7.300%	08/15/31		260	338,795
7.875%	10/01/29		129	169,010
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		1,200	1,314,250
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		3,240	3,295,542
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26	(a)	4,791	4,693,394
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		281	281,243
3.450%	07/15/24		745	715,228
5.500%	12/01/25		535	557,719
5.875%	09/01/25	(a)	1,495	1,590,740
6.950%	07/01/24		1,895	2,060,843

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
8.000%	07/15/25	(a)		600	$682,630
8.500%	07/15/27	(a)		515	594,668
8.875%	07/15/30			1,335	1,573,414
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24			700	749,015
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
6.450%	05/30/44			1,645	2,233,207
Sr. Unsec’d. Notes, EMTN
5.625%	05/20/43			7,800	9,645,753
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.850%	06/05/2115			860	1,071,963
8.750%	05/23/26			4,940	6,425,870
Petroleos de Venezuela SA (Venezuela),
First Lien
8.500%	10/27/20	(d)		2,475	618,750
First Lien, 144A
8.500%	10/27/20	(d)		1,076	268,875
Sr. Unsec’d. Notes
5.375%	04/12/27	(d)		5,670	205,720
6.000%	05/16/24	(d)		19,015	680,553
6.000%	11/15/26	(d)		6,600	235,817
9.000%	11/17/21	(d)		37,670	1,333,002
9.750%	05/17/35	(d)		1,875	66,772
12.750%	02/17/22	(d)		5,195	186,589
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26			4,000	3,998,883
6.500%	03/13/27			1,800	1,897,773
6.500%	06/02/41			18,852	17,583,885
7.190%	09/12/24		MXN	3,700	169,267
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26	(a)		2,330	2,434,726
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30			3,465	3,524,140
Sr. Unsec’d. Notes, 144A, MTN
4.250%	04/16/39			950	1,111,706
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29			3,600	3,999,764
4.250%	04/16/39			2,300	2,691,499
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25	(a)		2,660	2,727,804
6.750%	05/01/23			665	671,974
6.875%	06/30/23			176	178,461
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.500%	10/17/49			610	583,327
Trinidad Petroleum Holdings Ltd. (Trinidad & Tobago),
Sr. Sec’d. Notes, 144A
9.750%	06/15/26			300	349,210

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27		1,285	$1,308,357
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		4,520	4,858,849
3.700%	09/15/26		3,608	3,923,746
3.700%	03/15/28		4,041	4,318,429
4.500%	03/04/29		3,850	4,314,142
YPF SA (Argentina),
Sr. Unsec’d. Notes
8.500%	03/23/21		1,465	1,405,838
8.500%	07/28/25		795	613,681
8.750%	04/04/24		1,260	1,112,014

				133,905,181

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		645	694,058
Exterran Energy Solutions LP/EES Finance Corp.,
Gtd. Notes
8.125%	05/01/25		2,140	1,785,094
Poinsettia Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	06/17/31		400	389,135
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	09/01/27		925	984,531

				3,852,818

Packaging & Containers — 0.1%
Cascades, Inc./Cascades USA, Inc. (Canada),
Gtd. Notes, 144A
5.125%	01/15/26	(a)	1,125	1,190,100
5.375%	01/15/28	(a)	2,275	2,418,838
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26		100	122,490
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	07/15/26		1,005	1,061,940
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28		725	745,154
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
8.500%	04/15/24		1,295	1,349,184
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	2,115	2,146,673
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25		500	566,416
8.375%	04/15/27		375	439,868

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		515	$679,990
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27	(a)	3,265	3,600,718
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		925	977,535

				15,298,906

Pharmaceuticals — 1.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		5,835	6,460,677
3.800%	03/15/25		3,000	3,349,627
4.250%	11/14/28		12,500	14,997,883
4.875%	11/14/48		5,000	6,795,693
AdaptHealth LLC,
Gtd. Notes, 144A
6.125%	08/01/28		1,050	1,129,051
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		3,070	3,415,842
9.250%	04/01/26		1,000	1,116,336
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.250%	02/15/29		2,250	2,442,182
7.250%	05/30/29		1,680	1,886,894
9.000%	12/15/25		1,890	2,089,191
Sr. Sec’d. Notes, 144A
5.750%	08/15/27	(a)	485	521,497
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.875%	12/15/23		8,445	9,204,590
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	(a)	6,480	7,123,647
3.363%	06/06/24		1,084	1,175,592
3.700%	06/06/27	(a)	11,729	13,429,378
3.794%	05/20/50		2,555	3,033,688
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
5.250%	08/15/43		5,922	8,430,890
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25		3,410	3,851,900
4.500%	11/15/44		770	894,607
4.900%	09/15/45		3,525	4,355,404
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		575	648,990
4.375%	10/15/28		6,520	7,868,951
4.500%	02/25/26		5,190	6,064,751
4.800%	08/15/38		2,310	2,999,794
Sr. Unsec’d. Notes
2.400%	03/15/30		5,000	5,314,386

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27		11,800	$11,873,919
1.875%	02/28/31		2,425	2,454,326
2.700%	08/21/40		1,110	1,124,151
3.625%	04/01/27		7,000	7,966,459
4.250%	04/01/50	(a)	8,000	9,992,519
5.125%	07/20/45		140	187,603
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
5.900%	08/28/28		90	106,901
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.150%	06/15/30	(a)	450	482,053
3.900%	12/15/24	(a)	4,510	4,957,578
4.375%	03/15/26	(a)	2,305	2,609,658
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36	(a)	427	455,994
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
6.750%	03/01/28		880	990,164
7.125%	01/31/25		2,755	3,044,021
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/27		580	619,574

				165,466,361

Pipelines — 0.6%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	(a)	1,320	1,374,732
3.400%	02/15/31		1,805	1,872,470
4.450%	07/15/27		1,330	1,495,278
5.950%	06/01/26		6,820	8,096,041
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		1,375	1,510,329
3.302%	01/15/35		1,505	1,693,378
3.701%	01/15/39		1,120	1,267,169
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29	(a)	3,585	3,985,251
5.125%	06/30/27		1,110	1,314,742
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	—	(rr)	1,090	907,052
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	(a)	1,280	1,419,081
8.125%	08/16/30	(a)	750	962,100
Gtd. Notes, 144A
6.450%	11/03/36		250	266,573
6.750%	09/15/37	(a)	1,035	1,119,561
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		1,375	1,454,289

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.500%	04/15/24		955	$1,045,272
4.950%	06/15/28		3,285	3,780,565
5.000%	05/15/50	(a)	680	734,411
5.250%	04/15/29		2,165	2,526,059
5.500%	06/01/27		2,225	2,613,103
5.875%	01/15/24		2,575	2,891,614
6.000%	06/15/48		5,460	6,473,911
6.250%	04/15/49		595	722,742
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23		340	345,854
2.600%	10/15/25	(a)	1,050	1,086,668
3.450%	10/15/27	(a)	435	455,749
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23		1,285	1,448,287
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23		2,588	1,832,593
7.500%	04/15/26		2,392	1,469,984
NuStar Logistics LP,
Gtd. Notes
5.750%	10/01/25		735	781,081
6.000%	06/01/26	(a)	1,040	1,123,497
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		5,460	6,441,797
5.750%	05/15/24		2,660	3,043,341
5.875%	06/30/26		180	217,714
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	(a)	630	748,004
Summit Midstream Partners LP,
Jr. Sub. Notes, Series A
9.500%(ff)	—	(rr)	63	20,166
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		1,090	1,109,143
5.500%	01/15/28		1,175	1,199,813
6.000%	03/01/27		990	1,026,121
7.500%	10/01/25		1,755	1,892,270
Sr. Unsec’d. Notes, 144A
6.000%	12/31/30		965	993,620
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30		2,660	2,885,573
6.500%	07/15/27		1,920	2,085,260
6.875%	01/15/29	(a)	480	540,041
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30		1,025	1,147,703
4.000%	03/15/28		2,679	3,070,078
4.600%	03/15/48		2,165	2,638,091
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		4,000	4,573,002
3.900%	01/15/25		2,630	2,920,587
4.000%	09/15/25		985	1,117,536

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.300%	03/04/24		415	$457,883

				96,197,179

Real Estate — 0.1%
Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	01/02/25		600	616,469
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
6.550%	03/28/24		1,100	1,176,300
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
4.750%	01/17/23		1,100	1,127,500
5.400%	05/27/25		4,600	4,969,509
8.000%	01/27/24		650	702,090
Cushman & Wakefield US Borrower LLC,
Sr. Sec’d. Notes, 144A
6.750%	05/15/28	(a)	2,075	2,287,247
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	03/15/25	(a)	2,110	2,174,895
5.375%	08/01/28		1,445	1,555,994
Realogy Group LLC/Realogy Co-Issuer Corp.,
Sec’d. Notes, 144A
7.625%	06/15/25	(a)	400	433,808
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.750%	07/08/25		1,600	1,698,521
Yanlord Land HK Co. Ltd. (China),
Sr. Sec’d. Notes
6.750%	04/23/23		600	624,343
Yuzhou Group Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
8.375%	10/30/24		700	761,394

				18,128,070

Real Estate Investment Trusts (REITs) — 1.0%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33		5,000	4,980,946
2.750%	12/15/29		2,695	2,946,127
3.950%	01/15/27		3,756	4,311,939
American Campus Communities Operating Partnership LP,
Gtd. Notes
2.850%	02/01/30	(a)	5,965	6,224,257
3.300%	07/15/26		2,560	2,788,302
3.625%	11/15/27		2,210	2,429,416
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26		6,240	6,776,522
3.250%	01/30/31		1,430	1,577,652
3.650%	02/01/26	(a)	4,870	5,531,133
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		1,849	2,004,497
3.850%	02/01/25		665	729,604
3.900%	03/15/27		6,003	6,676,166

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.050%	07/01/30	(a)	770	$885,243
4.125%	06/15/26		3,075	3,493,091
4.125%	05/15/29	(a)	3,735	4,305,059
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		9,945	10,677,423
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27		5,065	5,700,998
3.875%	05/01/24		457	502,053
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	(a)	990	1,040,486
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
5.250%	07/15/24	(a)	1,700	1,767,655
6.000%	04/15/25		1,530	1,637,553
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
2.050%	03/15/31	(a)	1,385	1,386,240
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		520	567,170
3.250%	07/15/26	(a)	530	598,671
3.500%	07/15/29		595	676,495
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		143	143,121
4.125%	03/15/28		1,310	1,469,411
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25		3,540	3,968,316
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.750%	02/01/27		695	780,518
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28		1,330	1,420,631
7.500%	06/01/25	(a)	1,345	1,456,267
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30		1,305	1,291,382
Regency Centers LP,
Gtd. Notes
3.700%	06/15/30	(a)	2,560	2,893,908
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27		505	528,741
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50		3,865	4,115,000
3.168%	04/09/47		5,850	5,896,976
3.448%	03/15/48		4,300	4,557,567

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24		420	$415,962
Simon Property Group LP,
Sr. Unsec’d. Notes
2.650%	07/15/30	(a)	2,705	2,875,089
3.300%	01/15/26		940	1,033,217
3.500%	09/01/25	(a)	2,305	2,543,417
3.800%	07/15/50	(a)	2,820	3,130,282
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		1,050	1,066,924
Sr. Unsec’d. Notes, 144A
5.500%	11/01/23		1,535	1,592,799
VEREIT Operating Partnership LP,
Gtd. Notes
2.850%	12/15/32	(a)	3,295	3,441,628
3.400%	01/15/28		4,664	5,147,391
3.950%	08/15/27	(a)	6,616	7,512,695
4.600%	02/06/24		8,075	8,891,534
4.875%	06/01/26		1,030	1,208,520
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.625%	12/01/29		515	553,483

				148,149,477

Retail — 0.3%
Brinker International, Inc.,
Sr. Unsec’d. Notes
3.875%	05/15/23		175	175,036
Burlington Coat Factory Warehouse Corp.,
Sr. Sec’d. Notes, 144A
6.250%	04/15/25	(a)	550	586,043
Carvana Co.,
Gtd. Notes, 144A
5.875%	10/01/28	(a)	1,710	1,774,164
Dave & Buster’s, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	11/01/25	(a)	2,215	2,331,462
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25		2,055	2,117,681
8.500%	10/30/25		3,195	3,397,712
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		2,490	2,468,846
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		430	442,801
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		410	441,302
L Brands, Inc.,
Gtd. Notes
6.694%	01/15/27		1,275	1,407,980
7.500%	06/15/29	(a)	485	538,683

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Gtd. Notes, 144A
6.625%	10/01/30		1,005	$1,110,419
9.375%	07/01/25		3,305	4,057,088
Sr. Sec’d. Notes, 144A
6.875%	07/01/25		460	499,150
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29		635	658,555
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28	(a)	2,565	2,582,146
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		1,360	1,360,049
8.875%	06/01/25		880	904,193
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)	2,360	2,480,859
Ross Stores, Inc.,
Sr. Unsec’d. Notes
0.875%	04/15/26		1,075	1,073,994
1.875%	04/15/31		2,935	2,946,292
Specialty Building Products Holdings LLC/SBP Finance Corp.,
Sr. Sec’d. Notes, 144A
6.375%	09/30/26		935	987,838
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		2,970	3,098,513
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	2,930	2,912,128
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	(a)	1,555	1,568,154
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28		865	922,671
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43		1,143	1,281,459
6.875%	11/15/37		374	482,043
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		520	569,610

				45,176,871

Semiconductors — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.500%	08/15/22	(a)	985	1,081,037
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		3,260	3,827,674
4.640%	02/06/24	(a)	5,940	6,611,809
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.350%	03/01/26	(a)	1,660	1,987,123

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
2.700%	05/01/25		295	$317,117
3.150%	05/01/27		605	666,854
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		2,975	3,090,910

				17,582,524

Software — 0.2%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28		1,185	1,212,472
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26		805	866,011
Sr. Sec’d. Notes, 144A
7.125%	10/02/25	(a)	1,670	1,812,040
CDK Global, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/26		80	83,873
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/26	(a)	1,195	1,354,793
Granite Merger Sub 2, Inc.,
Gtd. Notes, 144A
11.000%	07/15/27		860	961,513
MSCI, Inc.,
Gtd. Notes, 144A
3.625%	09/01/30		350	366,001
4.000%	11/15/29		670	717,265
Oracle Corp.,
Sr. Unsec’d. Notes
2.800%	04/01/27		2,115	2,335,644
2.950%	04/01/30	(a)	3,550	3,966,091
3.600%	04/01/50		8,400	9,796,471
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		1,514	1,570,293
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	09/01/25		925	948,736
Sr. Unsec’d. Notes, 144A
10.500%	02/01/24	(a)	715	723,959

				26,715,162

Telecommunications — 0.9%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A
6.000%	02/15/28	(a)	2,070	2,105,809
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	(a)	5,422	6,119,401
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		2,215	2,329,737
8.125%	02/01/27		1,480	1,630,890

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
AT&T, Inc.,
Sr. Unsec’d. Notes
2.300%	06/01/27		2,835	$3,021,417
2.750%	06/01/31	(a)	9,340	9,974,174
3.650%	06/01/51		2,910	3,041,545
4.300%	02/15/30		1,595	1,905,459
Sr. Unsec’d. Notes, 144A
3.800%	12/01/57		4,557	4,752,477
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		800	836,051
British Telecommunications PLC (United Kingdom),
Gtd. Notes, 144A
3.250%	11/08/29	(a)	1,595	1,754,997
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27		1,750	1,890,200
CenturyLink, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		895	910,574
CommScope, Inc.,
Gtd. Notes, 144A
7.125%	07/01/28		820	872,773
8.250%	03/01/27	(a)	755	807,824
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		1,345	1,446,799
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	10/01/28	(a)	1,330	1,426,506
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		415	419,403
3.663%	05/15/45		4,425	4,766,207
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		855	1,054,116
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
3.000%	07/23/35		1,200	1,169,193
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	(a)	4,995	5,648,327
7.625%	06/15/21		715	733,235
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
9.500%	09/30/22	(a)(d)	1,250	1,391,976
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29		940	939,591
4.625%	09/15/27	(a)	1,225	1,275,487
LogMeIn, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	09/01/27		1,150	1,204,034
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.500%	04/27/31		200	215,987

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec’d. Notes
6.625%	04/24/28		1,250	$1,346,390
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23	(a)	1,320	1,324,258
Sable International Finance Ltd. (Chile),
Sr. Sec’d. Notes, 144A
5.750%	09/07/27	(a)	1,550	1,652,422
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23		1,000	1,044,257
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		1,355	1,787,274
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		395	461,409
7.875%	09/15/23		2,490	2,881,369
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27		1,340	1,427,762
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	(a)	1,615	1,688,770
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		4,075	4,219,164
Sr. Sec’d. Notes, 144A
3.750%	04/15/27		7,670	8,744,224
3.875%	04/15/30		7,425	8,589,418
Turk Telekomunikasyon A/S (Turkey),
Sr. Unsec’d. Notes
4.875%	06/19/24		1,300	1,346,344
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25		990	1,091,731
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33	(a)	645	838,553
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.672%	03/15/55		7,500	10,033,783
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56		11,350	11,408,813
VF Ukraine PAT via VFU Funding PLC (Ukraine),
Sr. Unsec’d. Notes
6.200%	02/11/25		1,200	1,257,816
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)	710	745,693
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.875%	06/19/49		5,800	7,716,856
5.000%	05/30/38		3,040	3,968,807
5.250%	05/30/48		3,500	4,855,187

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27		315	$316,619

				142,391,108

Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	(a)	4,170	4,514,970
3.550%	11/19/26		1,935	2,159,611
Mattel, Inc.,
Sr. Unsec’d. Notes
6.200%	10/01/40		650	758,577

				7,433,158

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		980	1,235,881
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
4.700%	05/07/50		445	559,223
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		473	572,797
Transnet SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
4.000%	07/26/22		750	757,893
Ukraine Railways Via Rail Capital Markets PLC (Ukraine),
Sr. Unsec’d. Notes
8.250%	07/09/24		1,625	1,692,358
Watco Cos. LLC/Watco Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	06/15/27		1,760	1,909,730

				6,727,882

Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.250%	11/15/21		1,520	1,555,446
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22		3,645	3,737,906
4.125%	07/15/23		2,817	3,007,140

				8,300,492

Water — 0.0%
Manila Water Co., Inc. (Philippines),
Sr. Unsec’d. Notes
4.375%	07/30/30		1,300	1,314,250

TOTAL CORPORATE BONDS (cost $2,092,167,478)				2,197,047,950

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.5%
California — 0.1%
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	600	$991,830
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	2,990	5,261,563
University of California,
Taxable, Revenue Bonds, Series AJ
4.601%	05/15/31	4,900	5,877,795

			12,131,188

Colorado — 0.1%
City & County of Denver Co. Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.237%	11/15/30	2,565	2,569,874
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	7,015	7,332,639
Denver City & County School District No. 1,
Taxable, Certificate Participation, Series B
4.242%	12/15/37	1,215	1,464,658

			11,367,171

District of Columbia — 0.0%
District of Columbia,
Revenue Bonds, BABs, Series E
5.591%	12/01/34	120	163,482

Georgia — 0.0%
Metropolitan Atlanta Rapid Transit Authority,
Taxable, Revenue Bonds, Series B
2.410%	07/01/36	3,715	3,777,895

Illinois — 0.0%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	2,065	2,955,862

New York — 0.1%
City of New York,
General Obligation Unlimited, Taxable, BABs, Series F-1
6.271%	12/01/37	2,630	3,973,299
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.267%	05/01/27	1,810	2,250,862
Revenue Bonds, BABs
5.508%	08/01/37	3,275	4,504,729

			10,728,890

North Carolina — 0.1%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	5,675	7,085,521

Ohio — 0.0%
JobsOhio Beverage System,
Taxable, Revenue Bonds, Series B
4.532%	01/01/35	2,920	3,729,862

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Oregon — 0.0%
State of Oregon,
General Obligation Unlimited, Taxable
5.892%	06/01/27	60	$75,629
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, Series B
1.660%	11/15/31	2,400	2,428,560

			2,504,189

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series E, Rfdg.
4.322%	12/01/27	1,188	1,392,633

Texas — 0.1%
City of Houston Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.485%	07/01/32	1,330	1,337,887
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	1,985	2,048,044
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	3,170	3,296,039
North Texas Tollway Authority,
Taxable, Revenue Bonds, Series B
3.079%	01/01/42	2,335	2,419,060
Texas Transportation Commission State Highway Fund,
Taxable, Revenue Bonds, BABs, Series B
5.178%	04/01/30	2,420	3,122,744
Waco Educational Finance Corp.,
Taxable, Revenue Bonds
2.056%	03/01/31	890	920,287
Taxable, Revenue Bonds, Series B
1.786%	03/01/29	795	813,841
1.886%	03/01/30	890	914,163

			14,872,065

Utah — 0.0%
Utah Transit Authority,
Revenue Bonds, BABs, Series B
5.937%	06/15/39	1,920	2,786,304

Virginia — 0.0%
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,960,304
Virginia Public Building Authority,
Revenue Bonds, BABs
5.900%	08/01/30	960	1,295,664
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	1,755	2,151,244

			5,407,212

TOTAL MUNICIPAL BONDS (cost $69,110,803)			78,902,274

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Angel Oak Mortgage Trust I LLC,
Series 2019-02, Class A1, 144A
3.628%(cc)	03/25/49	2,822	$2,886,348
Angel Oak Mortgage Trust LLC,
Series 2020-03, Class A1, 144A
1.691%(cc)	04/25/65	3,025	3,044,789
CIM Trust,
Series 2020-INV01, Class A2, 144A
2.500%(cc)	04/25/50	6,837	7,020,673
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%	08/25/50	7,186	7,424,748
COLT Mortgage Loan Trust,
Series 2019-03, Class A1, 144A
2.764%(cc)	08/25/49	2,475	2,503,835
Series 2020-03, Class A1, 144A
1.506%(cc)	04/27/65	1,845	1,859,663
Connecticut Avenue Securities Trust,
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40	1,642	1,642,029
Deephaven Residential Mortgage Trust,
Series 2018-02A, Class A1, 144A
3.479%(cc)	04/25/58	1,332	1,358,125
Series 2018-03A, Class A1, 144A
3.789%(cc)	08/25/58	2,144	2,154,288
Series 2018-04A, Class A1, 144A
4.080%(cc)	10/25/58	4,040	4,072,117
Series 2019-02A, Class A3, 144A
3.763%(cc)	04/25/59	1,589	1,607,686
Fannie Mae Connecticut Avenue Securities,
Series 2017-C02, Class 2ED3, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.498%(c)	09/25/29	5,088	4,965,816
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.248%(c)	11/25/29	7,236	7,000,325
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	02/25/30	1,420	1,404,135
Series 2018-C01, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.998%(c)	07/25/30	4,874	4,796,072
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	2	342
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.498%(c)	03/25/29	140	140,301
Series 2017-DNA02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.348%(c)	10/25/29	443	443,348
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	03/25/30	185	185,491

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	02/25/50	1,662	$1,663,648
Series 2020-DNA03, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	06/25/50	765	765,975
Series 2020-DNA04, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	08/25/50	3,657	3,663,639
Series 2020-DNA05, Class M1, 144A, 30 Day Average SOFR + 1.300% (Cap N/A, Floor 0.000%)
1.382%(c)	10/25/50	1,700	1,703,313
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.977%(c)	12/25/50	1,915	1,915,301
Series 2020-HQA04, Class M1, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.448%(c)	09/25/50	2,358	2,362,046
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	09/25/48	6	5,893
FirstKey Mortgage Trust,
Series 2014-01, Class B2, 144A
4.002%(cc)	11/25/44	1,384	1,435,148
Freddie Mac REMICS,
Series 4448, Class JA
4.000%	11/15/36	11	10,834
Series 4977, Class IO, IO
4.500%	05/25/50	2,931	451,246
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.597%(cc)	12/25/46	3,083	3,094,718
FWD Securitization Trust,
Series 2020-INV01, Class A1, 144A
2.240%(cc)	01/25/50	3,186	3,262,131
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	1,841	1,898,586
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	2,547	2,637,766
Series 2020-H01, Class A1, 144A
2.310%(cc)	01/25/60	3,682	3,745,612
Government National Mortgage Assoc.,
Series 2011-41, Class AI, IO
4.500%	12/20/39	37	1,041
Series 2012-94, Class BI, IO
4.000%	05/20/37	963	35,474
Series 2013-24, Class OI, IO
4.000%	02/20/43	470	67,793
Series 2013-82, Class IG, IO
3.500%	05/20/43	1,278	183,813
Series 2018-08, Class DA
3.000%	11/20/47	1,116	1,181,943

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
2.309%(cc)	07/25/44	134	$135,422
Series 2020-INV01, Class A14, 144A
3.000%(cc)	10/25/50	5,207	5,348,040
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A3, 144A
3.999%(cc)	06/25/48	1,350	1,349,176
Series 2019-02, Class A1, 144A
2.702%(cc)	09/25/59	4,088	4,133,191
Series 2020-02, Class A1, 144A
1.657%(cc)	05/25/65	2,733	2,762,459
JPMorgan Mortgage Trust,
Series 2019-INV02, Class A3, 144A
3.500%(cc)	02/25/50	1,608	1,657,949
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	2,889	3,001,634
Series 2020-INV01, Class A11, 144A, 1 Month LIBOR + 0.830% (Cap 6.000%, Floor 0.000%)
0.980%(c)	08/25/50	1,392	1,391,127
Series 2020-INV01, Class A3, 144A
3.500%(cc)	08/25/50	2,313	2,401,509
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	2,732	2,797,017
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	3,286	3,385,901
New Residential Mortgage Loan Trust,
Series 2019-NQM02, Class A1, 144A
3.600%(cc)	04/25/49	1,380	1,390,624
Series 2020-NQM01, Class A1, 144A
2.464%(cc)	01/26/60	3,095	3,160,483
Series 2020-NQM02, Class A1, 144A
1.650%(cc)	05/24/60	1,885	1,897,416
OBX Trust,
Series 2020-EXP03, Class 1A8, 144A
3.000%(cc)	01/25/60	2,302	2,363,542
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55	635	634,561
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.821%(cc)	08/25/47	2,136	2,267,018
Series 2018-CH01, Class A2, 144A
3.500%(cc)	02/25/48	634	644,536
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	4,459	4,584,720
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	2,151	2,180,687
Starwood Mortgage Residential Trust,
Series 2018-IMC02, Class A1, 144A
4.121%(cc)	10/25/48	5,114	5,305,140
Series 2019-01, Class A1, 144A
2.941%(cc)	06/25/49	4,956	5,027,004
Series 2019-IMC01, Class A1, 144A
3.468%(cc)	02/25/49	1,840	1,852,411

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49		3,552	$3,615,279
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55		3,766	3,762,438
Verus Securitization Trust,
Series 2018-02, Class A1, 144A
3.677%(cc)	06/01/58		1,462	1,463,691
Series 2018-02, Class A2, 144A
3.779%(cc)	06/01/58		1,067	1,071,321
Series 2018-03, Class A1, 144A
4.108%(cc)	10/25/58		2,093	2,145,862
Series 2018-INV01, Class A1, 144A
3.626%(cc)	03/25/58		654	660,133
Series 2019-02, Class A1, 144A
3.211%(cc)	05/25/59		2,473	2,491,889
Series 2019-03, Class A3, 144A
3.040%	07/25/59		1,989	2,024,761
Series 2019-INV01, Class A1, 144A
3.402%(cc)	12/25/59		2,441	2,465,973
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59		2,915	2,993,732
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60		819	830,387
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60		625	657,044
Vista Point Securitization Trust,
Series 2020-01, Class A1, 144A
1.763%(cc)	03/25/65		2,227	2,244,050
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65		7,602	7,637,560
Series 2020-02, Class M1, 144A
3.401%(cc)	04/25/65		2,085	2,109,596

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $179,131,866)				180,441,334

SOVEREIGN BONDS — 2.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
3.125%	04/16/30		1,280	1,445,790
Albania Government International Bond (Albania),
Sr. Unsec’d. Notes, 144A
3.500%	06/16/27	EUR	315	410,685
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
8.250%	05/09/28		2,300	2,209,324
9.375%	05/08/48		700	660,607
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29		2,800	2,631,325
9.125%	11/26/49		2,600	2,401,678
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.000%	12/15/35		9,945	17,162
0.125%(cc)	07/09/30		5,116	2,080,119
0.125%(cc)	07/09/35		14,526	5,308,652
0.125%(cc)	01/09/38		8,106	3,320,386
1.000%	07/09/29		2,267	985,386

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes
5.750%	01/16/24	300	$298,502
6.000%	11/21/28	2,000	1,920,399
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28	8,835	8,483,363
8.950%	10/15/32	2,150	2,336,781
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
7.000%	10/12/28	1,920	2,224,648
7.500%	09/20/47	2,300	2,698,694
Barbados Government International Bond (Barbados),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29	1,450	1,467,226
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50	1,266	1,366,104
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30	1,800	1,898,617
4.500%	05/30/29	1,300	1,446,278
5.000%	01/27/45	4,535	5,045,039
5.625%	01/07/41	3,040	3,594,783
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.500%	01/25/50	7,790	8,953,484
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30	1,200	1,262,198
4.125%	05/15/51	455	506,078
5.000%	06/15/45	2,345	2,866,867
5.625%	02/26/44	550	713,320
6.125%	01/18/41	1,315	1,763,532
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
7.000%	04/04/44	1,315	1,208,139
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.950%	01/25/27	505	596,020
6.000%	07/19/28	445	534,385
6.850%	01/27/45	5,835	7,114,604
7.450%	04/30/44	545	705,743
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32	3,930	4,355,805
6.400%	06/05/49	500	587,008
6.875%	01/29/26	1,400	1,691,802
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
5.772%(s)	07/31/30	847	401,297
0.500%(cc)	07/31/30	3,567	2,293,872
0.500%(cc)	07/31/35	7,505	4,093,700
0.500%(cc)	07/31/40	2,232	1,135,156
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28	1,700	1,867,689
7.903%	02/21/48	720	782,602
Sr. Unsec’d. Notes, 144A
8.875%	05/29/50	430	504,955

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A, MTN
7.600%	03/01/29		2,635	$3,031,641
8.500%	01/31/47		3,995	4,527,788
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		1,000	1,154,552
8.500%	01/31/47		6,080	6,890,851
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		2,685	2,544,315
7.650%	06/15/35		2,100	1,994,782
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		615	582,631
8.625%	02/28/29		1,955	1,958,691
Emirate of Dubai Government International Bonds (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
5.250%	01/30/43		200	234,604
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26		500	542,841
Sr. Unsec’d. Notes, EMTN
3.250%	01/15/30		4,500	4,826,406
Finance Department Government of Sharjah (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50		2,810	2,870,884
Sr. Unsec’d. Notes, MTN
4.000%	07/28/50		1,850	1,890,084
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
6.375%	02/11/27		7,375	7,671,798
7.625%	05/16/29		305	324,692
8.125%	01/18/26		4,445	4,994,156
8.125%	03/26/32		695	738,115
8.750%	03/11/61		1,250	1,286,448
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30		290	203,343
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.900%	06/01/30		640	747,682
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.850%	02/14/30		3,635	3,926,727
4.350%	01/11/48		1,100	1,314,020
8.500%	10/12/35		425	695,425
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25		4,325	4,838,990
5.250%	01/17/42		1,500	1,942,465
Indonesia Treasury Bond (Indonesia),
Bonds, Series 071
9.000%	03/15/29	IDR	15,000,000	1,266,034
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30		1,920	2,118,647
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		601	604,656

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45			3,197	$4,578,345
8.000%	03/15/39			2,590	3,790,361
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
5.850%	07/07/30			2,800	3,096,534
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
8.000%	05/22/32			1,800	2,099,249
KSA Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.969%	10/29/29			1,600	1,725,464
Laos Government International Bond (Laos Democratic Republic),
Sr. Unsec’d. Notes, 144A
6.875%	06/30/21			800	708,294
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.000%	01/27/23	(d)		7,570	1,044,289
Mexican Bonos (Mexico),
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29		MXN	21,000	1,286,204
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes
5.625%	05/01/23			600	632,213
Sr. Unsec’d. Notes, 144A
5.125%	04/07/26			1,080	1,160,164
Sr. Unsec’d. Notes, EMTN
5.125%	12/05/22			1,461	1,516,122
8.750%	03/09/24			1,600	1,860,276
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32			1,700	1,726,515
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.143%	02/23/30			3,100	3,343,836
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27			1,040	1,122,055
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27			1,200	1,294,679
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26			4,050	4,049,620
5.375%	03/08/27			3,650	3,722,106
5.625%	01/17/28			600	611,852
6.500%	03/08/47			2,430	2,382,374
6.750%	01/17/48			1,400	1,387,859
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26			1,000	999,906
6.750%	10/28/27			1,300	1,408,546
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30			6,090	6,759,414
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.700%	03/27/27			1,235	1,441,342
5.400%	03/30/50			2,310	2,924,025
5.600%	03/13/48			400	514,766

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31			370	$447,189
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.150%	03/29/27			2,300	2,636,716
4.550%	03/29/26			10,105	11,687,408
Sr. Unsec’d. Notes, EMTN
4.450%	02/20/29			2,700	3,189,032
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.844%	06/20/30			4,540	5,028,260
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
2.650%	12/10/45			2,800	2,835,616
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	(a)		1,680	1,824,049
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21			7,495	7,611,401
Provincia de Buenos Aires/Government Bonds (Argentina),
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.830% (Cap N/A, Floor 15.000%)
34.187%(c)	05/31/22		ARS	16,651	102,283
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50			900	1,175,169
4.817%	03/14/49			5,500	7,507,082
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			2,195	2,359,866
4.400%	04/16/50			1,160	1,514,662
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28			5,205	5,423,940
4.850%	09/27/27			895	968,699
4.850%	09/30/29			9,925	10,550,051
5.375%	07/24/44			800	785,123
5.650%	09/27/47			2,850	2,849,934
6.250%	03/08/41			2,150	2,328,109
Republic of Uzbekistan Bond (Uzbekistan),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	02/20/24			2,810	3,059,199
5.375%	02/20/29			645	750,928
Sr. Unsec’d. Notes, EMTN
5.375%	02/20/29			2,000	2,328,460
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
4.000%	02/14/51			1,000	1,087,507
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31			812	870,776
4.000%	02/14/51			640	696,004
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.375%	03/21/29			5,600	6,533,375
5.250%	06/23/47			2,800	3,878,754
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.500%	04/22/60			635	799,412

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
2.750%	02/03/32		2,400	$2,537,520
3.250%	10/26/26		1,900	2,101,176
3.750%	01/21/55		1,220	1,334,445
5.000%	04/17/49		2,300	3,016,336
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33		3,900	4,380,834
Unsec’d. Notes, 144A
6.250%	05/23/33		1,350	1,516,442
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30		522	517,827
Sharjah Sukuk Program Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
3.234%	10/23/29		1,200	1,256,907
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
5.750%	01/18/22	(a)	2,800	2,170,576
6.125%	06/03/25		3,760	2,251,833
6.250%	07/27/21		4,700	4,092,066
6.825%	07/18/26		1,450	830,563
6.850%	11/03/25		460	275,550
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26		1,000	572,802
Trinidad & Tobago Government International Bond (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
4.500%	06/26/30		1,635	1,767,836
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		1,800	1,782,796
4.875%	10/09/26		3,365	3,405,810
4.875%	04/16/43		1,995	1,748,729
5.125%	02/17/28		3,000	3,038,386
6.000%	03/25/27		4,449	4,725,497
6.000%	01/14/41		3,400	3,354,901
6.875%	03/17/36		450	490,659
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/23		700	770,090
7.750%	09/01/24		480	533,954
7.750%	09/01/25		4,280	4,795,067
7.750%	09/01/27		7,420	8,414,478
9.750%	11/01/28		3,500	4,309,841
Sr. Unsec’d. Notes, 144A
0.000%(cc)	05/31/40		515	530,405
9.750%	11/01/28		3,330	4,100,506
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31		701	860,832
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20	(d)	4,725	434,700
7.750%	10/13/19	(d)	5,500	506,000
9.250%	09/15/27	(d)	2,200	206,133
11.750%	10/21/26	(d)	2,250	213,259
11.950%	08/05/31	(d)	1,200	113,784
12.750%	08/23/22	(d)	3,025	282,883

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24	3,850	$4,339,454
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	2,200	2,479,688
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/22	1,000	517,534

TOTAL SOVEREIGN BONDS (cost $377,058,518)			392,506,585

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.6%
Federal Home Loan Mortgage Corp.
3.000%	05/01/30	1,382	1,452,513
3.000%	11/01/42	37	40,623
3.000%	01/01/43	43	47,222
3.000%	02/01/43	19	21,109
3.000%	02/01/43	33	35,444
3.000%	02/01/43	131	143,220
3.000%	03/01/43	124	134,438
3.000%	03/01/45	31	32,829
3.000%	04/01/45	148	160,147
3.000%	06/01/45	40	42,580
3.000%	06/01/45	228	246,090
3.000%	07/01/45	153	165,263
3.000%	02/01/47	1,181	1,248,503
3.000%	09/01/49	1,623	1,769,367
3.000%	06/01/50	1,059	1,111,453
3.500%	05/01/31	2,948	3,225,165
3.500%	06/01/33	3,138	3,356,667
3.500%	04/01/42	26	28,281
3.500%	04/01/42	285	314,530
3.500%	08/01/42	66	70,901
3.500%	08/01/42	66	70,940
3.500%	08/01/42	348	376,763
3.500%	09/01/42	11	11,598
3.500%	09/01/42	83	89,170
3.500%	09/01/42	578	627,100
3.500%	10/01/42	10	10,793
3.500%	10/01/42	107	116,097
3.500%	11/01/42	49	53,740
3.500%	12/01/42	596	647,972
3.500%	01/01/43	554	602,276
3.500%	04/01/43	20	22,092
3.500%	04/01/43	71	76,978
3.500%	04/01/43	466	502,225
3.500%	05/01/43	1,338	1,450,142
3.500%	10/01/43	151	162,913
3.500%	01/01/44	527	572,875
3.500%	03/01/44	946	1,033,752
3.500%	05/01/45	445	482,343
3.500%	06/01/45	86	92,752
3.500%	06/01/45	551	597,374
3.500%	03/01/46	1,049	1,139,150
3.500%	01/01/48	7,873	8,440,155
3.500%	03/01/48	3,275	3,522,206
3.500%	01/01/50	3,488	3,783,123
4.000%	06/01/33	285	311,650

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	10/01/40	8		$9,205
4.000%	10/01/40	15		15,961
4.000%	10/01/40	26		29,107
4.000%	11/01/40	16		17,955
4.000%	12/01/40	5		6,001
4.000%	12/01/40	376		412,934
4.000%	12/01/40	795		878,589
4.000%	12/01/40	1,104		1,217,497
4.000%	02/01/41	218		237,698
4.000%	04/01/41	1,497		1,642,315
4.000%	10/01/41	111		122,619
4.000%	10/01/41	297		325,374
4.000%	12/01/41	193		210,951
4.000%	03/01/42	18		19,643
4.000%	04/01/42	27		29,359
4.000%	04/01/42	52		57,707
4.000%	04/01/42	144		158,918
4.000%	05/01/43	170		187,764
4.000%	01/01/46	5,184		5,679,119
4.000%	01/01/50	6,056		6,460,440
4.000%	02/01/50	9,380		10,033,955
4.500%	09/01/23	51		54,128
4.500%	05/01/39	109		123,145
4.500%	06/01/39	67		75,872
4.500%	08/01/39	527		589,548
4.500%	10/01/39	12		13,298
4.500%	10/01/39	37		41,568
4.500%	10/01/39	729		817,400
4.500%	10/01/39	739		829,827
4.500%	12/01/39	52		58,423
4.500%	03/01/40	116		129,698
4.500%	05/01/40	50		55,978
4.500%	08/01/40	176		197,208
4.500%	10/01/40	132		148,009
4.500%	02/01/41	19		21,320
4.500%	02/01/41	30		33,143
4.500%	02/01/41	32		35,268
4.500%	02/01/41	57		63,451
4.500%	03/01/41	91		102,715
4.500%	04/01/41	140		156,279
4.500%	04/01/41	380		426,279
4.500%	10/01/41	1,162		1,299,598
4.500%	02/01/44	36		39,913
4.500%	03/01/44	9		9,959
4.500%	03/01/44	40		44,919
4.500%	03/01/44	54		60,572
4.500%	07/01/45	4,073		4,567,147
4.500%	05/01/50	574		622,130
5.000%	06/01/23	21		22,195
5.000%	07/01/25	—	(r)	73
5.000%	07/01/33	1		827
5.000%	11/01/33	4		3,979
5.000%	11/01/33	4		5,058
5.000%	11/01/33	6		6,779
5.000%	11/01/33	9		10,009
5.000%	07/01/35	1,304		1,516,249
5.000%	11/01/35	181		210,249
5.000%	12/01/35	2		2,556

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	04/01/40	11		$13,200
5.000%	04/01/40	89		103,348
5.000%	06/01/40	97		113,231
5.000%	07/01/40	9		10,256
5.000%	07/01/40	68		78,747
5.000%	08/01/40	44		50,891
5.000%	08/01/40	120		139,098
5.000%	08/01/40	350		400,679
5.000%	06/01/41	179		208,407
5.000%	07/01/41	18		20,358
5.000%	07/01/41	51		57,273
5.000%	07/01/41	55		63,719
5.000%	07/01/41	60		69,447
5.500%	03/01/34	46		53,297
5.500%	07/01/35	31		35,739
5.500%	01/01/38	850		996,773
5.500%	06/01/41	315		369,984
6.000%	10/01/32	—	(r)	282
6.000%	03/01/33	10		11,549
6.000%	12/01/33	20		23,425
6.000%	12/01/33	259		306,854
6.000%	06/01/37	2		1,976
6.000%	07/01/38	6		6,534
6.000%	08/01/38	11		13,051
6.500%	08/01/36	15		17,540
6.500%	09/01/39	41		47,255
7.000%	06/01/32	1		975
7.000%	06/01/32	1		1,324
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.250% (Cap 11.257%, Floor 2.250%)
2.567%(c)	10/01/36	2		1,784
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.302%, Floor 1.625%)
3.471%(c)	04/01/37	44		46,452
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725% (Cap 10.793%, Floor 1.725%)
2.725%(c)	07/01/35	1		1,268
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap 10.182%, Floor 1.733%)
3.733%(c)	02/01/37	17		18,170
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.734% (Cap 10.797%, Floor 1.734%)
3.734%(c)	02/01/37	6		6,256
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 9.847%, Floor 1.750%)
3.750%(c)	02/01/35	15		15,549
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap 9.660%, Floor 1.785%)
2.285%(c)	09/01/32	—	(r)	329
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.809% (Cap 9.941%, Floor 1.809%)
2.287%(c)	03/01/36	6		6,141
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.831% (Cap 10.906%, Floor 1.831%)
3.187%(c)	01/01/37	6		6,206
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.865% (Cap 10.461%, Floor 1.865%)
3.865%(c)	02/01/37	10		10,205

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.929% (Cap 10.980%, Floor 1.929%)
2.314%(c)	12/01/36	1	$1,159
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.029% (Cap 11.126%, Floor 2.029%)
2.448%(c)	11/01/36	4	4,060
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.191% (Cap 10.842%, Floor 2.191%)
4.191%(c)	02/01/37	8	8,910
Federal National Mortgage Assoc.
1.500%	TBA	5,015	5,159,217
2.000%	TBA	17,375	18,162,429
2.000%	TBA	46,115	47,896,493
2.500%	TBA	3,570	3,723,014
2.500%	TBA	38,250	40,314,853
2.500%	11/01/29	19	20,436
2.500%	01/01/31	203	213,710
2.500%	11/01/34	6,400	6,813,172
2.500%	11/01/50	12,581	13,389,406
3.000%	TBA	75,423	79,011,048
3.000%	01/01/27	303	321,854
3.000%	06/01/28	3,509	3,684,986
3.000%	11/01/28	718	767,083
3.000%	02/01/29	714	750,546
3.000%	06/01/33	23	24,543
3.000%	05/01/35	25,348	27,340,767
3.000%	01/01/40	6,108	6,576,429
3.000%	04/01/40	9,866	10,623,837
3.000%	09/01/42	418	453,847
3.000%	10/01/42	392	428,049
3.000%	10/01/42	1,094	1,190,070
3.000%	11/01/42	218	236,797
3.000%	11/01/42	252	274,398
3.000%	02/01/43	9	9,779
3.000%	02/01/43	10	11,240
3.000%	02/01/43	24	26,421
3.000%	02/01/43	36	39,534
3.000%	02/01/43	44	47,868
3.000%	02/01/43	178	194,230
3.000%	04/01/43	14	15,025
3.000%	04/01/43	4,838	5,228,776
3.000%	05/01/43	30	31,578
3.000%	05/01/43	76	81,226
3.000%	05/01/43	122	130,573
3.000%	05/01/43	845	895,087
3.000%	07/01/43	224	238,544
3.000%	08/01/43	87	92,416
3.000%	08/01/43	617	665,249
3.000%	09/01/43	921	1,005,042
3.000%	02/01/44	181	194,545
3.000%	12/01/44	8	8,891
3.000%	05/01/45	231	249,236
3.000%	08/01/45	579	624,863
3.000%	05/01/46	13,382	14,517,520
3.000%	08/01/46	482	507,864
3.000%	10/01/46	305	320,954
3.000%	11/01/46	212	229,200
3.000%	11/01/46	661	717,008

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	11/01/46	987	$1,069,070
3.000%	11/01/46	1,579	1,709,114
3.000%	11/01/46	22,477	23,733,844
3.000%	12/01/46	934	1,011,226
3.000%	02/01/47	3,265	3,470,534
3.000%	06/01/47	1,767	1,922,923
3.000%	08/01/49	1,449	1,580,945
3.000%	12/01/49	19,119	20,377,598
3.000%	05/01/50	30,196	32,381,766
3.000%	08/01/50	1,073	1,142,203
3.000%	09/01/50	193	205,328
3.000%	10/01/50	3,892	4,158,117
3.500%	TBA	29,702	31,392,813
3.500%	07/01/30	75	81,587
3.500%	08/01/30	377	411,962
3.500%	04/01/31	3,718	3,984,588
3.500%	12/01/33	6,813	7,308,095
3.500%	01/01/34	9	10,001
3.500%	01/01/34	26	28,189
3.500%	01/01/34	48	51,469
3.500%	01/01/34	69	74,241
3.500%	05/01/34	2,053	2,227,033
3.500%	02/01/35	229	246,055
3.500%	12/01/41	132	145,658
3.500%	06/01/42	267	288,291
3.500%	06/01/42	465	504,486
3.500%	07/01/42	327	352,939
3.500%	08/01/42	721	781,468
3.500%	09/01/42	1,110	1,207,603
3.500%	10/01/42	1,095	1,191,844
3.500%	11/01/42	166	180,027
3.500%	01/01/43	182	198,842
3.500%	01/01/43	1,036	1,131,800
3.500%	04/01/43	121	130,624
3.500%	05/01/43	1,469	1,597,513
3.500%	06/01/43	555	609,070
3.500%	06/01/43	591	641,773
3.500%	07/01/43	121	131,663
3.500%	07/01/43	181	196,599
3.500%	07/01/43	242	263,456
3.500%	07/01/43	343	372,928
3.500%	07/01/43	714	784,152
3.500%	08/01/43	189	205,043
3.500%	08/01/43	192	209,143
3.500%	03/01/44	858	947,247
3.500%	07/01/44	437	471,635
3.500%	11/01/45	85	91,697
3.500%	12/01/45	3,459	3,719,033
3.500%	12/01/45	13,245	14,178,294
3.500%	01/01/46	850	921,912
3.500%	01/01/46	1,173	1,275,039
3.500%	05/01/46	386	421,081
3.500%	06/01/46	1,262	1,379,076
3.500%	01/01/48	5,945	6,303,634
3.500%	06/01/49	13,244	14,681,334
3.500%	08/01/49	341	360,605
3.500%	10/01/49	794	839,011
3.500%	10/01/49	1,622	1,712,858

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	02/01/50	15,165		$16,030,000
3.500%	05/01/50	7,842		8,286,145
3.500%	07/01/50	5,265		5,627,377
4.000%	TBA	31,610		33,755,967
4.000%	11/01/40	963		1,053,121
4.000%	12/01/40	1,091		1,192,262
4.000%	01/01/41	122		133,499
4.000%	01/01/41	715		784,336
4.000%	02/01/41	135		148,078
4.000%	02/01/41	427		467,368
4.000%	03/01/41	1,101		1,207,631
4.000%	04/01/41	391		428,286
4.000%	10/01/41	425		466,231
4.000%	11/01/41	364		398,996
4.000%	01/01/42	506		553,193
4.000%	01/01/42	699		765,628
4.000%	02/01/42	55		60,214
4.000%	02/01/42	388		423,396
4.000%	02/01/42	554		608,022
4.000%	08/01/42	1,356		1,487,386
4.000%	05/01/45	278		305,014
4.000%	06/01/45	511		552,349
4.000%	07/01/45	183		200,766
4.000%	09/01/45	342		372,139
4.000%	10/01/45	20,739		22,707,347
4.000%	12/01/45	529		572,544
4.000%	09/01/46	249		270,026
4.000%	06/01/47	11,738		12,654,855
4.000%	08/01/47	3,283		3,541,049
4.000%	10/01/48	3,330		3,690,170
4.000%	12/01/49	407		434,595
4.500%	TBA	21,930		23,765,347
4.500%	04/01/23	26		27,309
4.500%	12/01/23	—	(r)	438
4.500%	08/01/24	12		12,775
4.500%	04/01/26	52		54,953
4.500%	04/01/26	233		247,562
4.500%	07/01/26	22		23,667
4.500%	10/01/26	90		95,246
4.500%	01/01/27	376		399,249
4.500%	09/01/39	425		472,692
4.500%	12/01/39	598		668,815
4.500%	12/01/39	1,143		1,278,360
4.500%	04/01/40	840		943,349
4.500%	07/01/40	77		86,770
4.500%	09/01/40	1,145		1,280,343
4.500%	11/01/40	1,593		1,781,141
4.500%	12/01/40	145		162,239
4.500%	12/01/40	783		879,144
4.500%	02/01/41	167		187,361
4.500%	02/01/41	255		286,067
4.500%	02/01/41	463		519,038
4.500%	04/01/41	1,339		1,502,555
4.500%	05/01/41	35		39,430
4.500%	05/01/41	1,352		1,517,816
4.500%	06/01/41	105		116,496
4.500%	06/01/41	116		129,917
4.500%	08/01/41	32		35,776

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	10/01/41	15		$16,037
4.500%	10/01/41	19		21,663
4.500%	11/01/41	20		22,376
4.500%	11/01/41	396		439,671
4.500%	04/01/42	185		207,920
4.500%	08/01/42	45		50,902
4.500%	09/01/42	38		42,606
4.500%	09/01/42	59		65,818
4.500%	09/01/42	117		131,181
4.500%	10/01/42	273		306,420
4.500%	09/01/43	95		106,369
4.500%	11/01/43	62		69,112
4.500%	06/01/44	83		93,249
4.500%	10/01/44	140		155,701
4.500%	02/01/45	58		64,477
4.500%	02/01/45	134		149,895
4.500%	03/01/46	2,486		2,786,411
4.500%	11/01/47	2,987		3,321,081
4.500%	08/01/48	675		732,763
4.500%	12/01/48	2,989		3,240,643
4.500%	05/01/49	4,786		5,192,355
4.500%	09/01/49	8,451		9,297,293
4.500%	01/01/50	448		486,196
4.500%	05/01/50	545		591,724
5.000%	TBA	7,150		7,912,421
5.000%	02/01/21	—	(r)	5
5.000%	06/01/23	1		1,292
5.000%	09/01/23	265		293,025
5.000%	01/01/24	34		35,307
5.000%	06/01/24	19		20,337
5.000%	09/01/25	23		24,344
5.000%	04/01/34	9		10,586
5.000%	07/01/34	10		11,777
5.000%	03/01/35	432		500,980
5.000%	04/01/35	48		55,286
5.000%	04/01/35	508		589,754
5.000%	05/01/35	58		67,636
5.000%	06/01/35	15		17,944
5.000%	06/01/35	27		31,704
5.000%	06/01/35	60		69,520
5.000%	09/01/35	37		42,739
5.000%	10/01/35	71		82,774
5.000%	10/01/35	394		457,199
5.000%	03/01/36	139		161,721
5.000%	12/01/36	12		14,472
5.000%	12/01/36	571		662,228
5.000%	07/01/37	10		11,339
5.000%	07/01/37	1,452		1,678,756
5.000%	02/01/38	52		60,651
5.000%	05/01/38	329		382,589
5.000%	06/01/39	42		48,905
5.000%	06/01/40	169		195,004
5.000%	06/01/40	188		218,056
5.000%	08/01/40	333		386,870
5.000%	04/01/41	683		793,689
5.000%	06/01/41	30		34,615
5.000%	06/01/41	122		142,099
5.000%	08/01/41	45		50,424

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	09/01/41	287		$333,290
5.000%	01/01/42	363		421,348
5.000%	02/01/42	109		126,704
5.000%	05/01/42	206		239,174
5.000%	07/01/42	489		567,679
5.000%	11/01/44	809		935,139
5.000%	07/01/45	1,780		2,027,558
5.000%	12/01/47	3,124		3,588,826
5.500%	08/01/21	—	(r)	303
5.500%	09/01/21	—	(r)	227
5.500%	09/01/21	—	(r)	286
5.500%	09/01/21	1		709
5.500%	11/01/21	3		3,289
5.500%	03/01/22	1		1,290
5.500%	05/01/22	—	(r)	70
5.500%	07/01/22	—	(r)	240
5.500%	07/01/22	1		724
5.500%	08/01/22	2		1,742
5.500%	01/01/23	38		38,886
5.500%	09/01/34	179		209,393
5.500%	11/01/34	14		16,560
5.500%	12/01/34	58		67,634
5.500%	04/01/35	35		41,585
5.500%	11/01/35	173		203,256
5.500%	12/01/35	46		53,626
5.500%	01/01/36	7		8,035
5.500%	01/01/36	46		54,523
5.500%	03/01/36	5		6,029
5.500%	03/01/36	10		11,600
5.500%	05/01/36	222		260,865
5.500%	05/01/36	446		524,021
5.500%	07/01/36	942		1,104,570
5.500%	11/01/36	4		4,695
5.500%	08/01/37	11		12,458
5.500%	08/01/37	65		76,450
5.500%	08/01/37	279		327,525
5.500%	08/01/37	521		611,987
5.500%	09/01/37	177		207,512
5.500%	02/01/38	69		81,224
5.500%	02/01/38	446		524,096
5.500%	09/01/38	257		301,945
5.500%	04/01/39	137		160,507
5.500%	05/01/39	146		171,315
5.500%	03/01/40	282		330,606
5.500%	09/01/41	2		2,687
5.500%	09/01/41	427		502,268
6.000%	04/01/21	—	(r)	129
6.000%	07/01/21	—	(r)	10
6.000%	11/01/32	11		12,576
6.000%	03/01/33	11		13,295
6.000%	04/01/33	12		13,903
6.000%	02/01/34	111		133,249
6.000%	08/01/34	9		10,621
6.000%	11/01/34	7		8,610
6.000%	11/01/34	469		554,324
6.000%	11/01/35	79		95,019
6.000%	12/01/35	16		19,629
6.000%	02/01/36	569		681,705

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.000%	04/01/36	—	(r)	$56
6.000%	05/01/36	161		192,097
6.000%	05/01/36	180		216,002
6.000%	06/01/36	19		22,516
6.000%	09/01/36	20		23,784
6.000%	09/01/36	1,265		1,517,328
6.000%	11/01/36	39		46,294
6.000%	12/01/36	4		4,574
6.000%	01/01/37	—	(r)	150
6.000%	01/01/37	16		19,265
6.000%	02/01/37	12		13,844
6.000%	02/01/37	150		180,231
6.000%	03/01/37	65		77,757
6.000%	03/01/37	414		496,062
6.000%	03/01/37	938		1,107,182
6.000%	05/01/37	—	(r)	315
6.000%	05/01/37	8		9,581
6.000%	06/01/37	20		23,139
6.000%	08/01/37	143		171,027
6.000%	08/01/37	802		963,966
6.000%	10/01/37	17		18,747
6.000%	02/01/38	69		81,478
6.000%	03/01/38	543		645,082
6.000%	04/01/38	22		26,445
6.000%	05/01/38	142		167,718
6.000%	08/01/38	14		16,809
6.000%	09/01/38	29		35,184
6.000%	10/01/38	119		141,168
6.000%	12/01/38	5		5,952
6.000%	04/01/39	9		10,705
6.000%	06/01/39	175		207,019
6.000%	09/01/39	625		739,515
6.000%	10/01/39	186		221,793
6.000%	02/01/40	88		103,334
6.000%	10/01/40	177		209,441
6.500%	07/01/32	7		7,752
6.500%	07/01/32	44		51,498
6.500%	07/01/32	74		86,307
6.500%	12/01/32	7		7,825
6.500%	12/01/32	19		22,227
6.500%	07/01/35	22		25,587
6.500%	12/01/35	196		231,676
6.500%	07/01/36	3		3,864
6.500%	07/01/36	704		821,008
6.500%	08/01/36	33		37,766
6.500%	08/01/36	127		151,871
6.500%	08/01/36	158		188,129
6.500%	09/01/36	77		89,171
6.500%	09/01/36	311		374,856
6.500%	10/01/36	9		10,604
6.500%	10/01/36	157		188,921
6.500%	11/01/36	5		5,451
6.500%	12/01/36	4		4,305
6.500%	08/01/37	13		14,836
6.500%	10/01/37	4		5,000
6.500%	10/01/37	108		126,393
6.500%	08/01/38	55		64,754
6.500%	06/01/39	37		43,098

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.500%	10/01/39	178		$207,793
6.500%	05/01/40	178		213,758
6.500%	05/01/40	201		230,496
7.000%	01/01/31	—	(r)	176
7.000%	04/01/32	—	(r)	186
7.000%	04/01/37	27		29,158
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340% (Cap 11.165%, Floor 1.340%)
3.340%(c)	12/01/35	3		2,887
Federal National Mortgage Assoc., 12 Month LIBOR + 1.569% (Cap 10.469%, Floor 1.569%)
2.502%(c)	12/01/35	9		9,360
Federal National Mortgage Assoc., 12 Month LIBOR + 1.626% (Cap 9.709%, Floor 1.626%)
2.632%(c)	07/01/35	5		4,706
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655% (Cap 10.937%, Floor 1.655%)
2.620%(c)	08/01/37	3		3,489
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700% (Cap 10.686%, Floor 1.700%)
2.200%(c)	11/01/37	36		37,161
Federal National Mortgage Assoc., 12 Month LIBOR + 1.888% (Cap 11.051%, Floor 1.888%)
2.637%(c)	08/01/36	7		7,205
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892% (Cap 10.733%, Floor 1.892%)
3.414%(c)	12/01/35	3		2,580
Government National Mortgage Assoc.
2.500%	TBA	14,995		15,870,692
3.000%	TBA	10,155		10,624,170
3.000%	10/15/42	48		50,776
3.000%	12/15/42	15		16,519
3.000%	05/15/43	40		43,108
3.000%	06/15/43	6		6,102
3.000%	07/15/43	94		99,079
3.000%	08/20/43	1,105		1,179,931
3.000%	09/20/43	1,067		1,138,871
3.000%	01/20/44	108		115,131
3.000%	02/20/44	315		336,639
3.000%	05/20/46	146		158,780
3.000%	05/20/46	314		346,234
3.000%	05/20/46	1,137		1,211,887
3.000%	06/20/46	710		760,487
3.000%	07/20/46	189		207,016
3.000%	07/20/46	331		364,143
3.000%	07/20/46	457		496,769
3.000%	07/20/46	530		565,065
3.000%	07/20/46	586		642,346
3.000%	07/20/46	918		991,965
3.000%	07/20/46	974		1,067,513
3.000%	08/20/46	287		311,531
3.000%	08/20/46	425		466,707
3.000%	08/20/46	428		471,675
3.000%	09/20/46	220		239,410
3.000%	09/20/46	256		277,901
3.000%	09/20/46	9,549		10,174,726
3.000%	10/20/46	9,315		9,925,621
3.000%	08/20/49	1,501		1,549,341

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	09/20/49	5,747	$5,933,203
3.000%	10/20/49	3,471	3,571,959
3.000%	01/20/50	94	96,769
3.000%	05/20/50	3,360	3,469,899
3.000%	07/20/50	1,744	1,801,468
3.500%	05/20/42	35	38,111
3.500%	08/20/42	867	943,822
3.500%	11/20/42	20	21,531
3.500%	12/20/42	439	477,724
3.500%	03/20/43	1,108	1,226,628
3.500%	04/20/43	44	47,408
3.500%	08/20/43	34	37,267
3.500%	11/15/43	1,066	1,213,619
3.500%	10/20/44	176	195,114
3.500%	02/15/45	198	217,226
3.500%	02/20/45	501	554,167
3.500%	04/20/45	95	105,241
3.500%	05/20/45	137	149,668
3.500%	05/20/45	330	364,810
3.500%	01/20/46	111	122,433
3.500%	05/20/46	16	17,415
3.500%	05/20/46	37	40,773
3.500%	05/20/46	145	159,724
3.500%	06/20/46	175	193,328
3.500%	06/20/46	2,406	2,617,534
3.500%	10/20/46	13,077	14,100,721
3.500%	12/20/47	7,336	7,847,885
3.500%	02/20/48	215	235,652
3.500%	03/20/50	4,869	5,308,240
3.500%	04/20/50	10,889	12,007,081
4.000%	TBA	4,630	4,936,116
4.000%	09/20/25	37	39,090
4.000%	11/20/25	75	79,018
4.000%	01/20/26	22	23,846
4.000%	02/20/41	78	85,738
4.000%	05/20/41	732	809,879
4.000%	10/15/41	28	31,092
4.000%	10/15/41	129	145,523
4.000%	10/15/41	148	167,118
4.000%	10/20/41	721	796,665
4.000%	11/20/41	142	156,972
4.000%	12/20/41	69	75,806
4.000%	09/20/42	67	73,696
4.000%	11/20/42	57	63,162
4.000%	03/20/45	16,709	18,429,175
4.000%	09/20/47	2,457	2,648,009
4.000%	01/20/48	1,077	1,188,807
4.500%	05/15/39	10	11,128
4.500%	11/20/39	96	107,040
4.500%	02/20/40	847	943,004
4.500%	05/20/40	725	807,208
4.500%	06/15/40	6	6,120
4.500%	06/15/40	40	45,237
4.500%	06/15/40	113	126,465
4.500%	07/15/40	17	19,105
4.500%	08/15/40	47	52,126
4.500%	09/15/40	164	184,149
4.500%	09/20/40	405	450,927

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/20/40	214		$238,005
4.500%	02/20/41	937		1,057,902
4.500%	03/15/41	160		178,811
4.500%	03/20/41	1,067		1,189,006
4.500%	05/20/41	57		63,422
4.500%	07/20/41	127		141,757
4.500%	09/15/45	560		626,907
4.500%	01/20/46	514		572,114
4.500%	07/20/46	233		260,006
4.500%	08/20/46	356		397,042
4.500%	09/20/46	276		307,276
4.500%	01/20/47	830		915,438
4.500%	08/20/47	1,183		1,287,413
4.500%	01/20/49	768		830,856
4.500%	03/20/49	2,606		2,819,165
4.500%	12/20/49	3,762		4,061,611
5.000%	03/20/34	1		990
5.000%	07/20/39	151		172,727
5.000%	08/15/39	13		15,097
5.000%	09/15/39	115		130,729
5.000%	10/15/39	23		25,833
5.000%	10/15/39	97		110,102
5.000%	10/20/39	7		8,427
5.000%	02/15/40	225		257,937
5.000%	02/15/40	225		257,937
5.000%	04/15/40	109		122,803
5.000%	05/20/40	603		689,130
5.000%	06/15/40	104		119,548
5.000%	06/20/40	425		486,352
5.000%	07/15/40	12		13,638
5.000%	08/15/40	21		24,483
5.000%	08/20/40	322		367,808
5.000%	09/15/40	17		19,576
5.000%	09/15/40	19		21,172
5.000%	09/20/40	213		243,464
5.000%	03/20/41	430		493,001
5.000%	08/20/41	472		539,520
5.000%	06/20/47	763		847,508
5.000%	06/20/48	564		616,873
5.000%	09/20/48	3,558		3,898,760
5.000%	12/20/48	3,351		3,664,763
5.000%	06/20/49	6,398		6,994,213
5.500%	10/20/32	2		1,727
5.500%	03/20/34	5		5,731
5.500%	01/20/36	961		1,124,421
5.500%	12/20/48	1,184		1,304,526
5.500%	01/20/49	387		426,998
5.500%	03/20/49	1,022		1,127,037
6.000%	12/20/38	1,457		1,690,382
6.500%	09/20/32	4		4,129
6.500%	12/20/33	2		1,956
8.000%	09/15/22	—	(r)	128
8.000%	07/15/23	—	(r)	83
8.500%	06/15/26	1		1,200

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $979,532,996)				993,588,749

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds
2.500%	02/15/46		2,715	$3,241,031
2.750%	08/15/47	(k)	4,965	6,222,542
2.875%	08/15/45	(a)(k)	17,245	21,928,095
2.875%	11/15/46	(k)	11,160	14,251,669
3.000%	05/15/47		5,190	6,794,034
4.375%	11/15/39		3,575	5,399,926
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/22		53	54,179
0.125%	04/15/25		116	125,329
0.125%	10/15/25		2	2,073
0.125%	07/15/30		15,703	17,616,257
0.250%	02/15/50		25	29,789
0.625%	01/15/24		58	62,535
U.S. Treasury Notes
0.125%	06/30/22		5,700	5,700,668
0.125%	10/31/22		54,900	54,902,144
0.125%	11/30/22		87,900	87,906,868
0.250%	10/31/25	(a)	21,500	21,405,938
0.375%	04/30/25	(a)	29,700	29,804,414
0.625%	08/15/30		28,300	27,583,656
0.875%	11/15/30	(a)	26,180	26,077,734
1.125%	02/28/22	(k)	5,965	6,034,436
1.125%	02/28/25		11,500	11,904,297
1.500%	02/15/30		5,365	5,673,488
1.625%	02/15/26	(k)	30,400	32,326,125
1.875%	06/30/26		32,500	35,056,836
2.125%	03/31/24		10,000	10,624,219
2.250%	12/31/24		5,000	5,395,313
2.750%	06/30/25		30,940	34,307,142

TOTAL U.S. TREASURY OBLIGATIONS (cost $460,559,704)				470,430,737

TOTAL LONG-TERM INVESTMENTS
(cost $10,473,461,376)				13,073,733,884

			Shares

SHORT-TERM INVESTMENTS — 19.4%

AFFILIATED MUTUAL FUNDS — 18.7%
PGIM Core Ultra Short Bond Fund(w)			2,167,670,452	2,167,670,452
PGIM Institutional Money Market Fund (cost $653,314,053; includes $653,207,103 of cash collateral for securities on loan)(b)(w)			653,569,303	653,242,518

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,820,984,505)				2,820,912,970

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.7%
U.S. Treasury Bills
0.087%	02/25/21	(h)(k)	18,257	18,255,305
0.121%	03/25/21	(k)	88,189	88,174,302

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
0.105%	04/29/21	28	$28,292

TOTAL U.S. TREASURY OBLIGATIONS
(cost $106,447,260)			106,457,899

TOTAL SHORT-TERM INVESTMENTS
(cost $2,927,431,765)			2,927,370,869

TOTAL INVESTMENTS—106.0%
(cost $13,400,893,141)			16,001,104,753
Liabilities in excess of other assets(z) — (6.0)%			(902,714,125)

NET ASSETS — 100.0%			$15,098,390,628

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $18,981 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $638,612,421; cash collateral of $653,207,103 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,010	2 Year U.S. Treasury Notes	Mar. 2021	$223,186,328	$210,627
1,796	5 Year U.S. Treasury Notes	Mar. 2021	226,590,652	432,405
591	10 Year U.S. Treasury Notes	Mar. 2021	81,604,175	(19,308)
143	10 Year U.S. Ultra Treasury Notes	Mar. 2021	22,359,391	2,032
768	20 Year U.S. Treasury Bonds	Mar. 2021	133,007,999	(1,649,685)
1,154	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	246,451,125	(4,703,464)
146	ASX SPI 200 Index	Mar. 2021	18,394,906	(56,045)
925	Euro STOXX 50 Index	Mar. 2021	40,115,932	569,251
445	FTSE 100 Index	Mar. 2021	39,068,107	(469,255)
980	Mini MSCI EAFE Index	Mar. 2021	104,409,200	1,542,347
971	Russell 2000 E-Mini Index	Mar. 2021	95,876,540	2,757,418
3,178	S&P 500 E-Mini Index	Mar. 2021	595,684,320	13,754,174
155	TOPIX Index	Mar. 2021	27,088,034	817,500

				13,187,997

Short Positions:
883	10 Year U.S. Treasury Notes	Mar. 2021	121,922,989	8,975
1,378	10 Year U.S. Ultra Treasury Notes	Mar. 2021	215,463,226	1,318,236

				1,327,211

				$14,515,208

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/15/21	State Street Bank and Trust Co.	AUD	5,093	$3,794,150	$3,927,178	$133,028	$—
Expiring 01/15/21	UBS AG Stamford	AUD	470	354,346	362,414	8,068	—
Brazilian Real,
Expiring 03/02/21	Morgan Stanley & Co. International PLC	BRL	4,098	765,409	787,990	22,581	—
British Pound,
Expiring 01/15/21	Canadian Imperial Bank of Commerce	GBP	283	381,763	387,054	5,291	—
Expiring 01/15/21	HSBC Bank USA, N.A.	GBP	11,571	15,476,026	15,825,464	349,438	—
Expiring 01/15/21	Morgan Stanley & Co. International PLC	GBP	425	568,038	581,266	13,228	—
Canadian Dollar,
Expiring 01/15/21	HSBC Bank USA, N.A.	CAD	5,200	4,057,625	4,085,460	27,835	—
China Yuan,
Expiring 02/05/21	HSBC Bank USA, N.A.	CNY	16,257	2,413,988	2,489,170	75,182	—
Expiring 02/05/21	HSBC Bank USA, N.A.	CNY	8,715	1,315,968	1,334,386	18,418	—
Expiring 02/05/21	HSBC Bank USA, N.A.	CNY	8,383	1,257,576	1,283,552	25,976	—
Euro,
Expiring 01/15/21	Morgan Stanley & Co. International PLC	EUR	500	613,768	611,060	—	(2,708)
Expiring 01/15/21	RBC Capital Markets	EUR	28,049	33,967,171	34,279,242	312,071	—
Expiring 02/19/21	UBS AG Stamford	EUR	858	1,019,574	1,049,367	29,793	—
Indian Rupee,
Expiring 01/22/21	Citibank, N.A.	INR	93,133	1,246,260	1,272,409	26,149	—
Japanese Yen,
Expiring 01/15/21	HSBC Bank USA, N.A.	JPY	2,717,391	26,086,239	26,322,304	236,065	—
Expiring 01/15/21	Morgan Stanley & Co. International PLC	JPY	26,173	250,984	253,528	2,544	—
Expiring 01/15/21	RBC Capital Markets	JPY	50,000	483,910	484,330	420	—
Peruvian Nuevo Sol,
Expiring 01/15/21	BNP Paribas	PEN	4,593	1,284,396	1,268,890	—	(15,506)
Singapore Dollar,
Expiring 01/15/21	UBS AG Stamford	SGD	2,366	1,769,836	1,790,272	20,436	—
Swedish Krona,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	SEK	51,588	6,097,754	6,271,411	173,657	—
Swiss Franc,
Expiring 01/15/21	HSBC Bank USA, N.A.	CHF	9,843	11,082,048	11,123,794	41,746	—

				$114,286,829	$115,790,541	1,521,926	(18,214)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/15/21	Morgan Stanley & Co. International PLC	GBP	208	$282,445	$284,478	$—	$(2,033)
Euro,
Expiring 01/15/21	Canadian Imperial Bank of Commerce	EUR	261	320,358	318,974	1,384	—
Expiring 02/19/21	Bank of America, N.A.	EUR	255	303,203	311,883	—	(8,680)
Expiring 02/19/21	JPMorgan Chase Bank, N.A.	EUR	148	176,398	181,014	—	(4,616)
Expiring 02/19/21	UBS AG Stamford	EUR	1,740	2,063,189	2,127,721	—	(64,532)
Expiring 02/19/21	UBS AG Stamford	EUR	1,740	2,063,189	2,127,721	—	(64,532)
Expiring 02/19/21	UBS AG Stamford	EUR	124	147,429	152,040	—	(4,611)
Expiring 02/19/21	UBS AG Stamford	EUR	124	147,429	152,041	—	(4,612)
Japanese Yen,
Expiring 01/15/21	HSBC Bank USA, N.A.	JPY	33,872	328,629	328,105	524	—
Mexican Peso,
Expiring 01/15/21	Goldman Sachs International	MXN	28,953	1,341,721	1,452,431	—	(110,710)

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona,
Expiring 01/15/21	Goldman Sachs International	SEK	2,196	$266,190	$266,962	$—	$(772)

				$7,440,180	$7,703,370	1,908	(265,098)

						$1,523,834	$(283,312)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co. (The)	12/20/21	1.000%(Q)	10,100	0.723%	$30,402	$54,220	$(23,818)	Bank of America, N.A.
Devon Energy Corp.	12/20/24	1.000%(Q)	825	1.179%	(5,476)	(3,348)	(2,128)	Citibank, N.A. Morgan Stanley & Co.
Devon Energy Corp.	12/20/24	1.000%(Q)	490	1.179%	(3,253)	(2,348)	(905)	International PLC
Devon Energy Corp.	12/20/24	1.000%(Q)	385	1.179%	(2,556)	142	(2,698)	Barclays Bank PLC
Republic of Argentina	12/20/25	5.000%(Q)	650	10.751%	(138,806)	(146,462)	7,656	Barclays Bank PLC
Republic of Argentina	12/20/25	5.000%(Q)	650	10.751%	(138,806)	(148,955)	10,149	Barclays Bank PLC Morgan Stanley & Co.
Republic of Argentina	12/20/25	1.000%(Q)	600	10.751%	(217,881)	(147,943)	(69,938)	International PLC Morgan Stanley & Co.
Republic of Argentina	12/20/25	5.000%(Q)	575	10.751%	(122,791)	(137,536)	14,745	International PLC
Tesla, Inc.	06/20/21	1.000%(Q)	470	0.423%	1,428	(2,442)	3,870	Barclays Bank PLC
Tesla, Inc.	06/20/21	1.000%(Q)	305	0.423%	926	(2,208)	3,134	Barclays Bank PLC

					$(596,813)	$(536,880)	$(59,933)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.34.V1	12/20/25	1.000%(Q)	205,000	1.504%	$(12,463,548)	$(4,857,528)	$7,606,020
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	73,700	2.932%	2,867,676	6,985,793	4,118,117
CDX.NA.IG.35.V1	12/20/25	1.000%(Q)	35,000	0.500%	861,141	868,239	7,098
CDX.NA.IG.35.V1	12/20/25	1.000%(Q)	711,200	0.500%	14,310,650	17,642,624	3,331,974

					$5,575,919	$20,639,128	$15,063,209

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$54,362	$(591,242)	$39,554	$(99,487)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$8,922,618
JPMorgan Securities LLC	—	121,653,179

Total	$—	$130,575,797

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$6,260,456,406	$2,001,829,229	$16,626
Preferred Stocks	14,887,377	942,281	—
Asset-Backed Securities
Automobiles	—	89,491,309	—
Collateralized Loan Obligations	—	94,445,545	—
Credit Cards	—	20,819,800	—
Equipment	—	6,973,441	—
Other	—	23,830,091	—
Residential Mortgage-Backed Securities	—	3,250,978	—
Student Loans	—	64,449,548	—
Commercial Mortgage-Backed Securities	—	174,714,410	—
Convertible Bonds	—	4,709,214	—
Corporate Bonds	—	2,197,045,595	2,355
Municipal Bonds	—	78,902,274	—
Residential Mortgage-Backed Securities	—	180,441,334	—
Sovereign Bonds	—	392,506,585	—
U.S. Government Agency Obligations	—	993,588,749	—
U.S. Treasury Obligations	—	470,430,737	—

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Affiliated Mutual Funds	$2,820,912,970	$—	$—
U.S. Treasury Obligations	—	106,457,899	—

Total	$9,096,256,753	$6,904,829,019	$18,981

Other Financial Instruments*
Assets
Futures Contracts	$21,412,965	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,523,834	—
Centrally Cleared Credit Default Swap Agreements	—	15,063,209	—
OTC Credit Default Swap Agreements	—	32,756	—

Total	$21,412,965	$16,619,799	$—

Liabilities
Futures Contracts	$(6,897,757)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(283,312)	—
OTC Credit Default Swap Agreements	—	(629,569)	—

Total	$(6,897,757)	$(912,881)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	18.7%
U.S. Government Agency Obligations	6.6
Banks	4.8
U.S. Treasury Obligations	3.8
Pharmaceuticals	3.8
Software	3.8
Semiconductors & Semiconductor Equipment	3.1
IT Services	2.7
Sovereign Bonds	2.6
Technology Hardware, Storage & Peripherals	2.5
Interactive Media & Services	2.5
Insurance	2.3
Internet & Direct Marketing Retail	2.1
Media	1.7
Health Care Equipment & Supplies	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Chemicals	1.6
Diversified Financial Services	1.5
Machinery	1.3
Automobiles	1.3
Biotechnology	1.2
Residential Mortgage-Backed Securities	1.2
Commercial Mortgage-Backed Securities	1.2
Health Care Providers & Services	1.1
Specialty Retail	1.1
Capital Markets	1.1
Oil, Gas & Consumable Fuels	1.1
Industrial Conglomerates	1.1
Metals & Mining	1.0

Real Estate Investment Trusts (REITs)	1.0%
Entertainment	1.0
Telecommunications	0.9
Food Products	0.9
Hotels, Restaurants & Leisure	0.9
Beverages	0.9
Oil & Gas	0.9
Electric	0.8
Aerospace & Defense	0.8
Multi-Utilities	0.7
Electric Utilities	0.7
Pipelines	0.6
Textiles, Apparel & Luxury Goods	0.6
Diversified Telecommunication Services	0.6
Collateralized Loan Obligations	0.6
Electronic Equipment, Instruments & Components	0.6
Electrical Equipment	0.6
Auto Components	0.5
Municipal Bonds	0.5
Personal Products	0.5
Life Sciences Tools & Services	0.5
Food & Staples Retailing	0.5
Communications Equipment	0.5
Professional Services	0.5
Healthcare-Services	0.5
Student Loans	0.4
Household Products	0.4
Mining	0.4
Auto Manufacturers	0.4
Road & Rail	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Household Durables	0.3%
Air Freight & Logistics	0.3
Internet	0.3
Containers & Packaging	0.3
Airlines	0.3
Trading Companies & Distributors	0.3
Retail	0.3
Consumer Finance	0.3
Tobacco	0.3
Wireless Telecommunication Services	0.2
Commercial Services	0.2
Foods	0.2
Multiline Retail	0.2
Energy Equipment & Services	0.2
Real Estate Management & Development	0.2
Other	0.2
Lodging	0.2
Credit Cards	0.1
Auto Parts & Equipment	0.1
Paper & Forest Products	0.1
Agriculture	0.1
Commercial Services & Supplies	0.1
Advertising	0.1
Thrifts & Mortgage Finance	0.1
Real Estate	0.1
Building Materials	0.1
Semiconductors	0.1
Engineering & Construction	0.1
Packaging & Containers	0.1
Electronics	0.1
Gas	0.1
Machinery-Diversified	0.1
Gas Utilities	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Building Products	0.1

Iron/Steel	0.1%
Leisure Time	0.1
Computers	0.1
Trucking & Leasing	0.1
Toys/Games/Hobbies	0.1
Equipment	0.1
Distribution/Wholesale	0.1
Transportation	0.0	*
Leisure Products	0.0	*
Construction & Engineering	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Miscellaneous Manufacturing	0.0	*
Hand/Machine Tools	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Home Builders	0.0	*
Healthcare-Products	0.0	*
Water Utilities	0.0	*
Electrical Components & Equipment	0.0	*
Housewares	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Apparel	0.0	*
Metal Fabricate/Hardware	0.0	*
Investment Companies	0.0	*
Water	0.0	*
Home Furnishings	0.0	*
Environmental Control	0.0	*
Office/Business Equipment	0.0	*
Household Products/Wares	0.0	*

	106.0
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$15,063,209	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	54,362		Premiums received for OTC swap agreements	591,242
Credit contracts	Unrealized appreciation on OTC swap agreements	39,554		Unrealized depreciation on OTC swap agreements	99,487
Equity contracts	Due from/to broker-variation margin futures	19,440,690	*	Due from/to broker-variation margin futures	525,300	*

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,523,834		Unrealized depreciation on OTC forward foreign currency exchange contracts	$283,312
Interest rate contracts	Due from/to broker-variation margin futures	1,972,275	*	Due from/to broker-variation margin futures	6,372,457	*

		$38,093,924			$7,871,798

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$73,904	$—	$—	$(19,907,793)
Equity contracts	66,675	—	117,375,364	—	—
Foreign exchange contracts	—	782,650	—	7,997,449	—
Interest rate contracts	—	—	38,822,321	—	—

Total	$66,675	$856,554	$156,197,685	$7,997,449	$(19,907,793)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$7,225,520
Equity contracts	6,928,909	—	—
Foreign exchange contracts	—	692,816	—
Interest rate contracts	4,170,302	—	—

Total	$11,099,211	$692,816	$7,225,520

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)		Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)		Forward Foreign Currency Exchange Contracts— Purchased(3)
$4,465		$1,659,231,844	$324,156,417		$135,975,248
	Forward Foreign Currency Exchange Contracts—Sold(3)			Credit Default Swap Agreements— Buy Protection(2)
	$49,333,633			$3,453,800

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit Default Swap Agreements— Sell Protection(2)
$856,626,800

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$638,612,421	$(638,612,421)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$54,220	$(32,498)	$21,722	$—	$21,722
Barclays Bank PLC	24,951	(302,765)	(277,814)	270,604	(7,210)
BNP Paribas	—	(15,506)	(15,506)	—	(15,506)
Canadian Imperial Bank of Commerce	6,675	—	6,675	—	6,675
Citibank, N.A.	26,149	(5,476)	20,673	—	20,673
Goldman Sachs International	—	(111,482)	(111,482)	—	(111,482)
HSBC Bank USA, N.A.	775,184	—	775,184	(480,000)	295,184
JPMorgan Chase Bank, N.A.	173,657	(4,616)	169,041	—	169,041
Morgan Stanley & Co. International PLC	53,098	(363,411)	(310,313)	995	(309,318)
RBC Capital Markets	312,491	—	312,491	—	312,491
State Street Bank and Trust Co.	133,028	—	133,028	—	133,028
UBS AG Stamford	58,297	(138,287)	(79,990)	—	(79,990)

	$1,617,750	$(974,041)	$643,709	$(208,401)	$435,308

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $638,612,421:
Unaffiliated investments (cost $10,579,908,636)	$13,180,191,783
Affiliated investments (cost $2,820,984,505)	2,820,912,970
Foreign currency, at value (cost $7,637,634)	7,718,756
Cash	8,833
Dividends and interest receivable	42,346,727
Receivable for investments sold	38,628,575
Tax reclaim receivable	11,539,166
Due from broker-variation margin futures	3,138,107
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,523,834
Due from broker-variation margin swaps	745,714
Receivable for Portfolio shares sold	264,685
Receivable from affiliate	195,951
Premiums paid for OTC swap agreements	54,362
Unrealized appreciation on OTC swap agreements	39,554
Prepaid expenses and other assets	1,775,352

Total Assets	16,109,084,369

LIABILITIES
Payable to broker for collateral for securities on loan	653,207,103
Payable for investments purchased	345,828,659
Management fee payable	3,448,531
Payable to affiliate	3,078,349
Payable for Portfolio shares purchased	2,528,822
Accrued expenses and other liabilities	710,485
Premiums received for OTC swap agreements	591,242
Foreign capital gains tax liability accrued	488,956
Distribution fee payable	410,877
Unrealized depreciation on OTC forward foreign currency exchange contracts	283,312
Unrealized depreciation on OTC swap agreements	99,487
Trustees’ fees payable	17,517
Affiliated transfer agent fee payable	401

Total Liabilities	1,010,693,741

NET ASSETS	$15,098,390,628

Net assets were comprised of:
Partners’ Equity	$15,098,390,628

Net asset value and redemption price per share, $15,098,390,628 / 400,381,596 outstanding shares of beneficial interest	$37.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $10,775 foreign withholding tax)	$144,216,179
Unaffiliated dividend income (net of $6,162,821 foreign withholding tax, of which $1,113,948 is reimbursable by an affiliate)	141,145,436
Affiliated dividend income	12,473,646
Income from securities lending, net (including affiliated income of $2,068,102)	2,495,496

Total income	300,330,757

EXPENSES
Management fee	84,621,274
Distribution fee	33,991,823
Custodian and accounting fees	1,461,981
Trustees’ fees	186,120
Legal fees and expenses	80,180
Audit fee	59,963
Shareholders’ reports	15,527
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Miscellaneous	324,003

Total expenses	120,747,907
Less: Fee waiver and/or expense reimbursement	(1,373,270)

Net expenses	119,374,637

NET INVESTMENT INCOME (LOSS)	180,956,120

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $396,280) (net of foreign capital gains taxes $(25,779))	556,614,392
Futures transactions	156,197,685
Forward currency contract transactions	7,997,449
Swap agreements transactions	(19,907,793)
Foreign currency transactions	(2,356,724)

698,545,009

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(120,283)) (net of change in foreign capital gains taxes $(488,956))	451,239,048
Futures	11,099,211
Forward currency contracts	692,816
Swap agreements	7,225,520
Foreign currencies	604,707

470,861,302

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,169,406,311

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,350,362,431

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$180,956,120	$278,828,244
Net realized gain (loss) on investment and foreign currency transactions	698,545,009	614,013,186
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	470,861,302	1,792,691,578

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,350,362,431	2,685,533,008

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [157,585,318 and 13,182,895 shares, respectively]	4,576,989,052	383,547,587
Portfolio shares purchased [203,261,852 and 34,953,947 shares, respectively]	(5,775,335,302)	(1,093,670,418)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,198,346,250)	(710,122,831)

CAPITAL CONTRIBUTIONS	—	80,296

TOTAL INCREASE (DECREASE)	152,016,181	1,975,490,473
NET ASSETS:
Beginning of year	14,946,374,447	12,970,883,974

End of year	$15,098,390,628	$14,946,374,447

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 4 Portfolios listed below together with their investment objective(s) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.; (effective April 27, 2020) BlackRock International Limited; BlackRock (Singapore) Limited

AST MFS Growth Allocation Portfolio (“MFS Growth Allocation”)	Total return.	Massachusetts Financial Services Company (“MFS”)

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of

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the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of

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alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into

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these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation. Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets

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and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in “Due from broker-variation margin futures” in the Statement of Assets and Liabilities.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse

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repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

Borrowed Bond Agreements:    Certain Portfolios enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps”, “Cash segregated for counterparty — OTC” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the

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seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the

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terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market

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price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted.

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Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
BlackRock/Loomis Sayles Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $200 million;
	0.4625% on next $250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion
BlackRock Low Duration Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $200 million;
	0.4625% on next $250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion
MFS Growth Allocation	0.6825% first $300 million;	0.66%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $750 million;
	0.6225% on next $2 billion;
	0.5925% on next $4 billion;
	0.5725% in excess of $10 billion
T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

Portfolio	Fee Waivers and/or Expense Limitations
BlackRock/Loomis Sayles Bond	contractually waive 0.035% through June 30, 2021
BlackRock Low Duration Bond	contractually waive 0.057% through June 30, 2021
MFS Growth Allocation	contractually waive 0.013% through June 30, 2020; effective March 1, 2020 contractually waive 0.0045% through June 30, 2021
T. Rowe Price Asset Allocation	contractually waive 0.0101% through June 30, 2021

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual

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fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2020, there were no brokerage commission recaptured under these agreements.

AST Investment Services, Inc., PAD, PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
BlackRock/Loomis Sayles Bond	$3,857,785	$3,053,181	$(119,601)
BlackRock Low Duration Bond	376,452	—	—
MFS Growth Allocation	859,768	517,967	63,946
T. Rowe Price Asset Allocation	7,838,741	872,088	(497,411)

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In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
BlackRock/Loomis Sayles Bond	$600
BlackRock Low Duration Bond	359
MFS Growth Allocation	275
T. Rowe Price Asset Allocation	2,507

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable

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dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
BlackRock/Loomis Sayles Bond	$30,613
MFS Growth Allocation	106,732
T. Rowe Price Asset Allocation	1,113,948

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
MFS Growth Allocation	$14,511
T. Rowe Price Asset Allocation	470,916

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
BlackRock/Loomis Sayles Bond	$335
MFS Growth Allocation	5,292
T. Rowe Price Asset Allocation	77,789

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
BlackRock/Loomis Sayles Bond	$17,733,284,728	$17,771,573,776
BlackRock Low Duration Bond	547,960,163	638,816,240
MFS Growth Allocation	844,760,351	740,931,521
T. Rowe Price Asset Allocation	19,080,775,638	20,406,499,367

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

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BlackRock/Loomis Sayles Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$16,342,296	$2,786,159,952	$2,611,071,387	$—	$—	$191,430,861	191,430,861	$1,005,224

PGIM Institutional Money Market Fund*
112,793,773	1,764,309,558	1,568,828,067	(44,936)	(561,617)	307,668,711	307,822,623	653,163	**

$129,136,069	$4,550,469,510	$4,179,899,454	$(44,936)	$(561,617)	$499,099,572		$1,658,387

BlackRock Low Duration Bond
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,282,137	$389,912,695	$369,346,767	$—	$—	$21,848,065	21,848,065	$93,836

PGIM Institutional Money Market Fund*
11,513,241	297,182,859	270,797,279	(1,764)	(14,432)	37,882,625	37,901,576	39,142	**

$12,795,378	$687,095,554	$640,144,046	$(1,764)	$(14,432)	$59,730,690		$132,978

MFS Growth Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$117,207,542	$527,311,899	$492,834,160	$—	$—	$151,685,281	151,685,281	$920,586

PGIM Institutional Money Market Fund*
52,109,743	235,062,699	242,968,793	(5,240)	(7,067)	44,191,342	44,213,448	111,228	**

$169,317,285	$762,374,598	$735,802,953	$(5,240)	$(7,067)	$195,876,623		$1,031,814

T. Rowe Price Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,586,729,533	$7,529,882,582	$6,948,941,663	$—	$—	$2,167,670,452	2,167,670,452	$12,473,646

PGIM Institutional Money Market Fund*
783,086,946	4,605,571,977	4,735,692,402	(120,283)	396,280	653,242,518	653,569,303	2,068,102	**

$2,369,816,479	$12,135,454,559	$11,684,634,065	$(120,283)	$396,280	$2,820,912,970		$14,541,748

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
BlackRock/Loomis Sayles Bond	$19,705,909	2.15%	11	$40,432,000	$—
MFS Growth Allocation	5,181,000	2.15	1	5,181,000	—
T. Rowe Price Asset Allocation	33,629,625	2.20	8	101,100,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, substantially all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

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The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
BlackRock/Loomis Sayles Bond	6	97.8%
BlackRock Low Duration Bond	3	99.8
MFS Growth Allocation	3	100.0
T. Rowe Price Asset Allocation	3	99.9

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with

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emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline

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because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:    A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time

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or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Master Limited Partnerships Risk:    A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Real Estate Risk:    Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Short Sale Risk:    A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage

B19

Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio.An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

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Financial Highlights

AST BlackRock/Loomis Sayles Bond Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.80	$13.55		$13.64		$13.07	$12.54

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.40		0.38		0.34	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.78	0.85		(0.47)		0.23	0.22

Total from investment operations	1.09	1.25		(0.09)		0.57	0.53

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—

Net Asset Value, end of year	$15.89	$14.80		$13.55		$13.64	$13.07

Total Return(e)	7.36%	9.23	%(f)	(0.66	)%(f)	4.36%	4.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,933	$3,883		$3,518		$3,789	$3,635
Average net assets (in millions)	$3,673	$3,840		$3,671		$3,754	$3,742
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement(h)	0.70%	0.73%		0.76%		0.80%	0.73%
Expenses before waivers and/or expense reimbursement(h)	0.74%	0.77%		0.80%		0.84%	0.77%
Net investment income (loss)	2.00%	2.78%		2.83%		2.52%	2.34%
Portfolio turnover rate(i)	456%	372%		319%		350%	349%

AST BlackRock Low Duration Bond Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.32	$10.82		$10.74		$10.56	$10.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.24		0.22		0.18	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	0.26		(0.14)		—	0.04

Total from investment operations	0.29	0.50		0.08		0.18	0.17

Capital Contributions	—	—	(b)(d)	—	(c)(d)	—	—

Net Asset Value, end of year	$11.61	$11.32		$10.82		$10.74	$10.56

Total Return(e)	2.56%	4.62	%(f)	0.74	%(f)	1.70%	1.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$550	$516		$635		$638	$644
Average net assets (in millions)	$508	$521		$659		$641	$736
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.74%	0.72%		0.74	%(j)	0.72%	0.71%
Expenses before waivers and/or expense reimbursement	0.80%	0.78%		0.80	%(j)	0.78%	0.77%
Net investment income (loss)	1.44%	2.16%		2.08%		1.70%	1.22%
Portfolio turnover rate(i)	145%	192%		201%		306%	355%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Includes interest expense on short sales and reverse repurchase agreements of 0.00%, 0.03%, 0.06%, 0.11% and 0.03% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

AST MFS Growth Allocation Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.42	$14.19		$15.47		$13.28	$12.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.24		0.22		0.17	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	2.99		(1.50)		2.02	0.38

Total from investment operations	1.72	3.23		(1.28)		2.19	0.54

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$19.14	$17.42		$14.19		$15.47	$13.28

Total Return(f)	9.87%	22.76	%(g)	(8.27	)%(g)	16.49%	4.32	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,166	$985		$697		$871	$748
Average net assets (in millions)	$950	$859		$854		$812	$717
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.97%	0.97%		0.96%		0.97%	0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%		0.97%		0.98%	1.00%
Net investment income (loss)	0.86%	1.52%		1.45%		1.19%	1.29%
Portfolio turnover rate(j)	96%	123%		54%		58%	97%

AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.51	$27.73		$29.29		$25.38	$23.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.60		0.55		0.45	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.76	5.18		(2.11)		3.46	1.36

Total from investment operations	4.20	5.78		(1.56)		3.91	1.77

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)

Net Asset Value, end of year	$37.71	$33.51		$27.73		$29.29	$25.38

Total Return(f)	12.53%	20.84	%(g)	(5.33	)%(g)	15.41%	7.54	%(k)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,098	$14,946		$12,971		$15,569	$14,208
Average net assets (in millions)	$13,597	$14,407		$14,949		$15,030	$13,732
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%		0.87%		0.88%	0.87%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%		0.88%		0.89%	0.89%
Net investment income (loss)	1.33%	1.94%		1.86%		1.64%	1.68%
Portfolio turnover rate(j)	169%	72%		61%		66%	95%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST MFS Growth Allocation Portfolio and AST T. Rowe Price Asset Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST MFS Growth Allocation Portfolio and AST T. Rowe Price Asset Allocation Portfolio (four of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations, the changes in net assets, and for AST BlackRock/Loomis Sayles Bond Portfolio, the statement of cash flows, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and for AST BlackRock/Loomis Sayles Bond Portfolio, the results of its cash flows, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets, statement of cash flows and the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-Zurich C

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Academic Strategies Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Academic Strategies Asset Allocation Portfolio	A3
	AST Capital Growth Asset Allocation Portfolio	A150
	AST ClearBridge Dividend Growth Portfolio	A154
	AST Goldman Sachs Multi-Asset Portfolio	A158
	AST J.P. Morgan Global Thematic Portfolio	A211
	AST J.P. Morgan Strategic Opportunities Portfolio	A275
	AST Legg Mason Diversified Growth Portfolio	A336
	AST T. Rowe Price Growth Opportunities Portfolio	A349

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	4.22%	5.87%	4.88%
Blended Index	7.70	6.86	5.60
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Academic Strategies Asset Allocation Portfolio returned 4.22%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

It was a wild ride for markets in calendar-year 2020 (the reporting period), as the COVID-19 outbreak and subsequent lockdown/recession drove equity markets to the fastest plunge ever into a bear market. From its peak in early February to its low in March, the S&P 500 Index fell 34% in a month, with similar stock market declines in Europe, Japan, and emerging markets. US stocks saw a steeper decline of 57% during the 2008-09 global financial crisis; however, that drop occurred over a 17-month period. An unprecedented and timely policy response from the Federal Reserve helped equity markets rebound at the end of March and in April. Stocks also benefited from evidence that the initial lockdowns and quarantines succeeded in reducing the spread of COVID-19 in late spring, which enabled states to relax restrictions and reopen their economies over the summer.

What strategies or holdings affected the Portfolio’s performance?

The aggregate Portfolio’s investment selection helped results during the period, with most of these choices coming from large-capitalization domestic and international equity managers. During the first quarter of 2020, equity markets fell due to the fallout from COVID-19. The subsequent recovery was driven mainly by technology stocks, many of which actually benefited from the lockdowns because their products and services helped those businesses that could continue to operate under such adverse conditions. In this environment, the AST Jennison Large Cap Growth sleeve and the AST International Growth sleeve outperformed their style-specific benchmarks. Both sleeves had an overweight allocation to the technology sector relative to the Russell 1000 Growth and MSCI EAFE indices.

Strategic asset allocation hindered results. The Portfolio continued its long-term overweight exposure to value stocks, which was not rewarded as the most aggressive growth stocks drove the market higher during the period.

Derivatives are used by several of the Portfolio’s subadvisors in an effort to efficiently gain certain market exposures and provide liquidity to shareholders. Bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions (i.e., options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. The use of derivatives did not have a material impact on Portfolio performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST Academic Strategies Asset Allocation Portfolio	December 31, 2020

Report of the Investment Manager - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Academic Strategies Asset Allocation (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
AST International Value Portfolio	International Value	5.5%
AST International Growth Portfolio	International Growth	4.4%
AST High Yield Portfolio	High Yield	4.2%
AST Cohen & Steers Global Realty Portfolio	Global Real Estate	4.2%
AST Emerging Markets Equity Portfolio	Emerging Markets	4.0%
AST QMA International Core Equity Portfolio	International Value	3.8%
AST Mid-Cap Growth Portfolio	Large/Mid-Cap Growth	2.8%
AST Cohen & Steers Realty Portfolio	Real Estate	2.6%
AST Prudential Core Bond Portfolio	Core Bond	2.3%
AST Western Asset Core Plus Bond Portfolio	Core Bond	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

2

AST Capital Growth Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.42%	10.37%	9.14%
Blended Index	16.23	11.77	10.30
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Capital Growth Asset Allocation Portfolio returned 13.42%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2020 (the reporting period). The Bloomberg Barclays US Aggregate Bond Index rose 7.51% and the Russell 1000 Index returned 20.96% during the period. In equity markets, growth stocks primarily contributed to the gains whereas value stocks, although positive for the period, lagged their growth counterparts substantially. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation effects had a negative impact on the Portfolio’s performance for the period. Leading into March, the Portfolio was underweight equities, which was a net positive as equities declined substantially in that month. Moving into the second quarter, the Portfolio maintained an underweight to equities, which was a significant detractor as the market rebounded sharply following the prior drawdown. However, an overweight to growth equity versus value was a positive contributor as growth outperformed value for the quarter. Off-benchmark index positions in emerging markets and high yield bonds were also positive contributors in the second quarter. Asset class positioning was close to benchmark weights in the third quarter, moving to more of an overweight to equities in the fourth quarter. This was a net positive as equities outperformed bonds over this time. However, this positive effect was offset by underperformance in the overlay sleeve, where bond exposures were implemented with Treasury futures, which sharply underperformed corporate bonds.

The gross performance of the underlying funds detracted from returns for the period. Much of the underperformance during the period can be attributed to the core domestic equity segment of the Portfolio, where underlying funds in the segment were overweight value and dividend growth stocks, which underperformed over the period. Underlying fixed income funds also struggled, mostly in global hedged and core fixed. The Portfolio’s allocation to core plus fixed income added value over the period. In large-cap growth, the Portfolio’s managers who were overweight stocks with high expected earnings growth added value, while lower-volatility strategies and strategies with exposures to the quality factor lagged. In international equities, growth was a positive contributor, while value detracted from performance during the period.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST Capital Growth Asset Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Capital Growth Asset Allocation (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	12.3%
AST Global Bond Portfolio	Core Bond	6.6%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	6.1%
AST Prudential Core Bond Portfolio	Core Bond	5.3%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	5.0%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	4.6%
AST Hotchkis & Wiley Large-Cap Value Portfolio	Large/Mid-Cap Value	4.6%
AST International Value Portfolio	International Value	4.6%
AST International Growth Portfolio	International Growth	4.5%
AST T. Rowe Price Large-Cap Growth Portfolio	Large/Mid-Cap Growth	4.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

4

AST ClearBridge Dividend Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	4.73%	12.20%	11.22%
S&P 500 Index	18.40	15.21	14.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST ClearBridge Dividend Growth Portfolio returned 4.73%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Early in calendar-year 2020 (the reporting period), the US equity market rallied, driven by accommodative Federal Reserve (Fed) policy and an apparent partial resolution to the US-China trade dispute. The US market seemed to be looking forward to a robust US economic recovery after early 2019 weakness. High-beta technology stocks led the market. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

In the second half of the first quarter of 2020, the COVID-19 pandemic shocked world markets. Cyclical stocks and companies with weak balance sheets led a market decline. Consumer staples, utilities stocks, and large companies with strong balance sheets outperformed. However, many groups that have historically been defensive investments in a recession — such as aerospace, entertainment, and property & casualty insurance — did not fare very well, largely because COVID-19 threatened their profits. Meanwhile, large-cap technology companies, especially those with online and e-commerce business models that historically suffered in recessions due to their high beta to the broad equity market, thrived as COVID-19 bolstered their businesses.

Swift action by the Fed and fiscal stimulus packages by the US federal government that totaled more than $4 trillion helped the US equity market recover in the second quarter. Large-cap technology stocks soared. The rebound continued in the third quarter. By September, improving economic data flipped market leadership away from technology stocks and toward cyclical stocks. After a slight pullback in October ahead of a contentious 2020 US presidential election, equity markets resumed their rally in November, with cyclical stocks and economically sensitive sectors continuing to excel, as the election proceeded and two effective COVID-19 vaccines received regulatory approval.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s underweights to the information technology and consumer discretionary sectors, its overweights to the energy and financials sectors, and its stock selection in the consumer staples, healthcare, communication services, and industrials sectors detracted from relative performance. Conversely, stock selection in the energy and utilities sectors and an overweight to the materials sector added to relative returns.

The five leading individual contributors to performance were Apple Inc., Microsoft Corp., United Parcel Service, Inc., PPG Industries, Inc., and Linde plc. The five leading detractors were Anheuser-Busch InBev, Raytheon Co., Kinder Morgan Inc., Wells Fargo & Co., and Exxon Mobil Corp. The Portfolio no longer holds positions in Anheuser-Busch InBev, Wells Fargo, and Exxon Mobil.

Throughout the spring and summer of the period, the bounce in stocks was concentrated in a relatively narrow segment of the market. Growth stocks generally trounced value stocks, and the technology-heavy NASDAQ Index massively outperformed other commonly cited indices. Internet and technology businesses benefited from lockdowns and work-from-home measures, while more traditional companies and industries (particularly travel and energy) suffered.

The divergence in the performance of growth and value stocks began to reverse on November 9, 2020, when Pfizer-BioNTech announced the effectiveness of their vaccine. Subsequently, market strength broadened meaningfully, and value stocks outperformed growth and technology stocks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST ClearBridge Dividend Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

The pandemic exposed weaknesses in Kinder Morgan’s businesses that were not evident previously. Its product segment — which transports refined products like gasoline, diesel, and jet fuel — suffered its toughest year ever, as lockdowns and reduced travel led to significant declines in volumes and revenues. These declines should prove transitory, in ClearBridge’s view, as the business seems likely to recover in 2021 once vaccines are distributed and life returns to a more normal state. The company also saw significant declines in its gathering & processing business, and unfortunately, ClearBridge believes those headwinds are likely to prove more enduring, as this business is concentrated in second- and third-tier basins that are unlikely to see meaningful recoveries in drilling and production activity. In spite of these challenges, Kinder Morgan’s more than 7% dividend seemed secure, and the company generates a high level of free cash flow. So, while the company’s story was not as robust as it was before the pandemic, ClearBridge believes the stock’s valuation at the end of the reporting period was overly punitive by a significant degree.

Although the S&P 500 Index rose 18.40% during the period, there was a stark difference in the performance of dividend-paying stocks (77% of the market’s capitalization) versus non-dividend payers (23% of total market capitalization). Non-dividend-paying constituents in the index rose 39%, while the dividend payers rose 14%. Each group — despite the considerable size differential — contributed about one-half of the index’s return. Within the dividend cohort, about 70% of the returns came from just two stocks: Apple and Microsoft. Thus, 85% of the market return during the period was generated by non-dividend payers, plus Apple and Microsoft, creating a tough backdrop for diversified dividend investors.

ClearBridge believes two factors explain the disparate performance of dividend payers and non-dividend payers during the period. First, the non-dividend payers tend to consist largely of technology companies with businesses that benefited from lockdowns. As life returns to a more normal state, some of the tailwinds they experienced during the period are likely to diminish. Second, and somewhat related, the significant decline in interest rates caused investors to bid up the multiples for growth stocks, many of which do not pay dividends.

ClearBridge believes the Portfolio is well positioned. Despite the tremendous economic contraction during the period, many of the Portfolio’s holdings continued to pay and increase their dividends. While the S&P 500 Index saw 15% of its dividend payers cut their dividend during the period, the Portfolio saw only one dividend suspension — Disney — which closed its theme parks. And in a year where earnings for the S&P 500 Index were down 23%, the Portfolio’s dividends grew on average 7%. In ClearBridge’s view, the companies held by the Portfolio are well positioned for an economic recovery, and their valuations are favorable compared to many other asset classes and sectors. Amid a world so full of uncertainty, ClearBridge continues to believe in the soundness of investing in high-quality dividend growers.

Presentation of Portfolio Holdings — unaudited

AST ClearBridge Dividend Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.6%
Microsoft Corp.	Software	4.9%
Comcast Corp. (Class A Stock)	Media	3.6%
Blackstone Group, Inc. (The) (Class A Stock)	Capital Markets	3.0%
Raytheon Technologies Corp.	Aerospace & Defense	2.9%
PPG Industries, Inc.	Chemicals	2.8%
United Parcel Service, Inc. (Class B Stock)	Air Freight & Logistics	2.5%
Linde PLC (United Kingdom)	Chemicals	2.5%
Merck & Co., Inc.	Pharmaceuticals	2.4%
Johnson & Johnson	Pharmaceuticals	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

6

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	8.97%	6.79%	5.59%
Blended Index	12.78	8.87	7.39
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST Goldman Sachs Multi-Asset Portfolio returned 8.97%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) will be recorded in history as a particularly difficult, challenging, and extraordinary year. The emergence of the global COVID-19 pandemic early in the period radically upended expectations from the previous year. Instead of a continuing period of US gross domestic product growth, the economy suffered from an unexpectedly severe, although brief, recession early in 2020, with the S&P 500 Index reaching a record high on February 19 and then falling 34% by March 26.

Policymakers worldwide quickly mobilized and responded to the unprecedented nature and scale of the challenges presented by COVID-19. Likewise, investors and markets quickly adjusted expectations, reflecting the massive size, comprehensive coverage, and swift implementation of the combined fiscal and monetary response to the pandemic. Despite ongoing elevated uncertainty, the coordinated policy response triggered a rapid return of investor risk tolerance and demand for equities and credit globally. Stocks rebounded and were essentially unchanged for the year by the start of the third quarter.

The second half of the period saw a mix of seemingly conflicting social and financial market observations. As the economy began to steadily reopen and recover from the pandemic-induced slowdown, positive COVID-19 infection test results climbed higher and death rates reached new highs in the fourth quarter. As infections and hospitalizations worsened, investors became more focused and confident in their expectation that vaccines would receive regulatory approval by the end of the period, leading to widespread vaccination in 2021. Despite the spiking infection levels, the vaccine potential led to a much more optimistic outlook for the economy. There was also a significant change in relative equity sector performance late in the period, with cyclical stocks outpacing defensive stocks. Small-cap and non-US equities also outperformed.

Global equities rose approximately 4% for the period, driven largely by strong performance from US large-cap equities as the S&P 500 Index returned 18.40%. Emerging market equities performed well, with the MSCI Emerging Markets Index returning more than 18%, led by Chinese equities.

In the bond market, US and German 10-year government yields declined, as both the Federal Reserve and the European Central Bank eased monetary policy during the period as a result of the recession. The crisis also caused credit spreads to expand greatly in the early part of the period, but both investment-grade and high yield spreads later reverted to levels slightly higher than at the start of the period.

What strategies or holdings affected the Portfolio’s performance?

Equity exposure in global large-cap developed markets was the primary contributor to the Portfolio’s returns during the reporting period, led by passive global equity investments. Out-of-index allocations to emerging market and US small-cap equities added to returns, with both asset classes outperforming in the second half of the period. Out-of-index allocations to real estate detracted from performance. Additionally, exposure to international small-cap equities detracted from results, given the timing around exposure to this asset class.

The Portfolio’s fixed income positions contributed to returns, led by an allocation to investment-grade fixed income, which performed positively due to a broad decline in interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Additionally, interest rate duration positions in US long-duration Treasury bonds also contributed to results. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) During the period, out-of-index exposure to emerging market debt detracted from performance while out-of-index exposure to high yield bonds added to returns.

Medium-term dynamic positioning, which seeks to adjust the strategic asset allocation for the current economic cycle by capturing cyclical changes, detracted from the Portfolio’s performance, primarily due to its overweight position in master limited partnerships and South Korean equities.

The Portfolio uses derivatives — when consistent with its stated investment objectives and policies — to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures in order to replicate global developed equity, US large-cap equity, and US small-cap equity exposure. During the period, these derivatives did not meaningfully contribute to performance beyond the returns expected of the asset classes each respective derivative seeks to replicate. The Portfolio also uses derivatives to express active short-term views on the market. Over the period, the Portfolio used equity futures to nimbly express active short-term views which, as a whole, detracted from performance. Equity index options were also used, which contributed slightly to performance. Over the period, currency forwards were used to go long and short select currencies, which slightly detracted from performance.

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Multi-Asset (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Government National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	2.4%
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	Emerging Markets	1.8%
U.S. Treasury Notes, 3.125%, 11/15/28	U.S. Treasury Obligations	1.3%
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)	High Yield	1.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.1%
Microsoft Corp.	Software	0.8%
U.S. Treasury Notes, 0.250%, 06/15/23	U.S. Treasury Obligations	0.7%
U.S. Treasury Notes, 0.375%, 12/31/25	U.S. Treasury Obligations	0.7%
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	Exchange-Traded Funds	0.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

8

AST J.P. Morgan Global Thematic Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.16%	9.03%	7.85%
Blended Index	14.07	10.11	8.37
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST J.P. Morgan Global Thematic Portfolio returned 13.16%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) will forever be remembered as the year of COVID-19. At the start of the period, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade, and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter of 2020, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the COVID-19 outbreak, and markets quickly exhibited the fastest rebound on record, with the S&P 500 Index reaching pre-pandemic levels by August 2020. Though COVID-19 cases continued to rise throughout the fall, markets rose in November following regulatory approval of two vaccines, as well as lower volatility after the US presidential election. Near the end of the period, Congress approved an additional $900 billion stimulus package that included direct payments to individuals and expanded unemployment benefits.

What strategies or holdings affected the Portfolio’s performance?

When the period began, the Portfolio’s weight was comprised of 64% equities, but the allocation dropped to 58% by the end of March as the pandemic and associated shutdowns sent the global economy into recession. The Portfolio added back risk over the rest of the period as investors began to price in a recovery, and it ended the period holding 67% equities. Over the period the Portfolio’s fixed income allocation rotated from 30% to 33%. The Portfolio reduced its allocation to US Treasury bonds in March after the Federal Reserve (the Fed) cut short-term interest rates to near zero. Starting in April, the Portfolio proceeded to add to its investment-grade and high yield corporate bonds holdings, as the Fed’s purchasing of investment-grade corporate bonds provided a backstop to credit markets. This was funded from Treasuries, Core Bond, and securitized debt.

The overall effect of asset allocation decisions detracted from the Portfolio’s performance during the period, with allocations to Canadian and Australian equities detracting the most. The overweight allocation to large-cap US equities for most of the period contributed positively to performance.

Security selection contributed to the Portfolio’s performance overall for the year, with the Growth Advantage and Large Cap Core strategies contributing the most to the Portfolio’s performance during the period. The Emerging Markets Debt and Core Bond strategies detracted from the Portfolio’s performance during the period.

In J.P. Morgan’s view, the global recovery is set to broaden, with 2021 likely to see growth above historical trends. Ample slack in the economy suggests inflation will pick up only slowly, so monetary policy is likely to remain supportive throughout the year. Nevertheless, J.P. Morgan believes the main driver of asset returns will likely transition from liquidity to growth over the course of 2021. This implies potential for short-lived pockets of volatility, but over the year as a whole, benign market conditions and a continued decline in volatility are anticipated. J.P. Morgan maintains a pro-risk tilt spread across stocks and credit, and prefers cyclical equities, including US small-cap and emerging markets stocks. In fixed income, the Portfolio had an overweight allocation to investment-grade and high yield corporate bonds at the end of the period, as well as securitized debt. Spreads across the credit complex tightened sharply in the fourth quarter of 2020, but J.P. Morgan still believes credit as a whole is well geared to the wider economic recovery.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST J.P. Morgan Global Thematic Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

The Portfolio uses derivatives in the form of futures throughout its holdings. Futures offer an efficient way to gain access to various markets. The Portfolio currently uses futures to access the following asset classes: U.S. large-cap equity, US small-cap equity, EAFE (MSCI Europe, Australasia, and the Far East developed markets outside North America) equity, and emerging markets equity. In 2020, the derivatives positions in the Portfolio, which included forwards, cross currency contracts, and total return swaps, were primarily utilized to adjust equity and fixed income market exposure in an efficient manner. This equity exposure and duration positioning had a positive impact on performance in 2020.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Global Thematic (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	1.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.2%
U.S. Treasury Notes, 2.500%, 01/31/21	U.S. Treasury Obligations	United States	1.2%
Mastercard, Inc. (Class A Stock)	IT Services	United States	0.7%
Tencent Holdings Ltd.	Interactive Media & Services	China	0.7%
Tesla, Inc.	Automobiles	United States	0.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	United States	0.6%
HDFC Bank Ltd., ADR	Banks	India	0.6%
Prologis, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

10

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.35%	7.11%	6.22%
Blended Index	11.21	7.77	6.68
S&P 500 Index	18.40	15.21	13.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2020, the AST J.P. Morgan Strategic Opportunities Portfolio returned 11.35%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) will forever be remembered as the year of COVID-19. At the start of the period, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade, and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter of 2020, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the COVID-19 outbreak, and markets quickly exhibited the fastest rebound on record, with the S&P 500 Index reaching pre-pandemic levels by August 2020. Though COVID-19 cases continued to rise throughout the fall, markets rose in November following regulatory approval of two vaccines, as well as lower volatility after the US presidential election. Near the end of the period, Congress approved an additional $900 billion stimulus package that included direct payments to individuals and expanded unemployment benefits.

What strategies or holdings affected the Portfolio’s performance?

When the period began, the Portfolio’s weight was comprised of 40% equities, but the allocation dropped to 34% by the end of March as the pandemic and associated shutdowns sent the global economy into recession. The Portfolio added back risk over the rest of the period as investors began to price in a recovery, and it ended the period holding 43% equities. Over the period the Portfolio’s fixed income allocation rotated from 40% to 56%. The Portfolio reduced its allocation to US Treasury bonds in March after the Federal Reserve (the Fed) cut short-term interest rates to near zero. Starting in April, the Portfolio proceeded to add to its investment-grade and high yield corporate bond holdings, as the Fed’s purchasing of investment-grade corporate bonds provided a backstop to credit markets. In November the Portfolio removed the allocation to core bond and liquid alternatives, reallocating to securitized debt, government bonds, and investment-grade corporates.

The overall effect of tactical asset allocation decisions added to the Portfolio’s outperformance during the period, with allocations to US large-cap and US small-cap stocks being the largest contributors at different points during the period. There were no material detractors from an asset allocation perspective.

Security selection also helped the Portfolio’s performance, with the Growth Advantage and Opportunity Equity Long Short strategies contributing the most to the Portfolio’s performance during the period. The Core Bond and Value Advantage strategies detracted from the Portfolio’s performance during the period.

In J.P. Morgan’s view, the global recovery is set to broaden, with 2021 likely to see growth above historical trends. Ample slack in the economy suggests inflation will pick up only slowly, so monetary policy is likely to remain supportive throughout the year. Nevertheless, J.P. Morgan believes the main driver of asset returns will likely transition from liquidity to growth over the course of 2021. This implies potential for short-lived pockets of volatility, but over the year as a whole, benign market conditions and a continued decline in volatility are anticipated. J.P. Morgan maintains a pro-risk tilt spread across stocks and credit, and prefers cyclical equities, including US small-cap and emerging markets stocks. In fixed income, the Portfolio

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

had an overweight allocation to investment-grade and high yield corporate bonds at the end of the period, as well as securitized debt. Spreads across the credit complex tightened sharply in the fourth quarter of 2020, but J.P. Morgan still believes credit as a whole is well geared to the wider economic recovery.

The Portfolio uses derivatives in the form of futures throughout its holdings. Futures offer an efficient way to gain access to various markets. The Portfolio currently uses futures to access the following asset classes: U.S. large-cap equity, US small-cap equity, EAFE (MSCI Europe, Australasia, and the Far East developed markets outside North America) equity, and emerging markets equity. In 2020, the derivatives positions in the Portfolio, which included forwards, cross currency contracts, and credit default swaps, were primarily utilized to adjust equity and fixed income market exposure in an efficient manner. This equity exposure and duration positioning had a positive impact on performance in 2020.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Strategic Opportunities (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Government National Mortgage Assoc., 2.500%, TBA	U.S. Government Agency Obligations	1.8%
Federal National Mortgage Assoc., 2.000%, 12/01/50	U.S. Government Agency Obligations	1.6%
Government National Mortgage Assoc., 3.000%, 11/20/49	U.S. Government Agency Obligations	1.3%
U.S. Treasury Notes, 2.500%, 01/31/21	U.S. Treasury Obligations	1.1%
Government National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	0.8%
Microsoft Corp.	Software	0.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.7%
Federal National Mortgage Assoc., 2.000%, 12/01/35	U.S. Government Agency Obligations	0.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

12

AST Legg Mason Diversified Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	6.07%	8.00%	6.27%
Blended Index	15.09	11.48	9.20
S&P 500 Index	18.40	15.21	12.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 11/24/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Legg Mason Diversified Growth Portfolio returned 6.07%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the calendar year 2020 (the reporting period) higher. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility in many indexes rose to levels not seen since the 2008-09 global financial crisis, as investors struggled to price the impact of a global economic slowdown stemming from the escalating COVID-19 pandemic. The Federal Reserve (the Fed) deployed its entire financial crisis playbook from 2008. Eventually, the Fed went beyond those interventions and also the quantitative easing and alternative programs it put in place in early March 2020 when it later announced a massive aid plan providing broader, “open-ended” bond buying. The Fed also lowered its federal funds target rate 150 basis points to the “effective lower bound” of zero to 0.25%. (One basis point equals 0.01%.) US Treasury yields fell significantly across the maturity curve during the first quarter of 2020, but shorter-term interest rates dropped more than their longer-term counterparts, causing the yield curve to steepen.

During the second quarter of 2020, global equity markets surged and recovered some of the first quarter’s losses, with April 2020 the best month for US stocks since 1987. Many investors cheered plans for the reopening of economies, even as COVID-19 spread, and government officials continued pledging extraordinary measures to lessen the pandemic’s economic impact. Gold maintained its perceived safe-haven profile despite renewed risk appetite, and gold prices rose to nearly an eight-year high during the period. Intermediate US Treasury yields fell modestly during the second quarter of 2020, while shorter- and longer-term yields rose.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Still, sentiment was dampened by concerns about the pace and unevenness of economic recovery, US-China tensions, increasing COVID-19 infections, and delays in further US stimulus measures. September brought a sell-off of US technology stocks on worries they were overvalued. To boost economic recovery and job creation, the Fed announced a new policy framework in August that allows for higher inflation in the short term to achieve its target over a longer-term horizon. The US Treasury yield curve steepened during the third quarter, with short-term yields moving lower while their longer-term counterparts rose.

Global equity markets advanced nearly across the board during the fourth quarter of 2020. The bulk of gains occurred in November following positive COVID-19 vaccine trial results and Joe Biden’s win in the US presidential election. Positive news appeared to outweigh concerns that economic recoveries might stall amid renewed lockdowns resulting from rising COVID-19 infection rates and identification of a new, more infectious COVID-19 strain. Sentiment was buoyed in the fourth quarter by the start of vaccinations for essential medical workers in parts of the US and Europe. The US Treasury yield curve steepened during the quarter, with short-term yields moving lower while their longer-term counterparts rose.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated positive absolute returns for the period, while its underlying strategies posted mixed returns. The largest contributors to absolute returns were the ClearBridge Investments Aggressive Growth sleeve, the liquidity sleeve, and the QS Investors US Large Cap Equity Income sleeve. The largest detractors on an absolute basis were the QS Investors US Small Cap Equity Income sleeve and the QS Investors Emerging Markets Equity Income sleeve.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

13

AST Legg Mason Diversified Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

The Portfolio underperformed its Blended index. This was primarily due to the Portfolio’s underlying defensive equity sleeves, which are designed to provide lower volatility returns than traditional equity portfolios but which tend to lag their higher beta counterparts when markets are rallying. The QS Investors US Large Cap Equity Income sleeve was the largest detractor for the year, followed by the QS Investors US Small Cap Equity Income, QS Investors International Equity Income, ClearBridge Aggressive Growth, and QS Investors Emerging Market Equity Income sleeves. These more than offset the relative positive contributions from the Brandywine Global Dynamic Value sleeve and the underlying investments in the AST Western Asset Core Plus Bond Portfolio and AST Western Asset Emerging Markets Debt Portfolio.

The Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation and had a positive impact on absolute performance during the reporting period.

Presentation of Portfolio Holdings — unaudited

Legg Mason Diversified Growth (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
AST Western Asset Core Plus Bond Portfolio	Core Bond	United States	11.9%
AST Western Asset Emerging Markets Debt Portfolio	Emerging Markets	United States	2.3%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	0.9%
Microsoft Corp.	Software	United States	0.9%
iShares MSCI ACWI ex US ETF	Exchange-Traded Funds	United States	0.9%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	0.7%
Intel Corp.	Semiconductors & Semiconductor Equipment	United States	0.7%
Seagate Technology PLC	Technology Hardware, Storage & Peripherals	United States	0.6%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	United States	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

14

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	13.70%	10.71%	8.91%
Blended Index	16.11	12.07	10.06
S&P 500 Index	18.40	15.21	13.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 2/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST T. Rowe Price Growth Opportunities Portfolio returned 13.70%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US stocks rose during calendar-year 2020 (the reporting period), despite the COVID-19 pandemic and the economic dislocations that it caused. In the first quarter of 2020, equities declined sharply as COVID-19 spread quickly in the US, prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts. The rebound continued during much of the third quarter as an economic recovery, coupled with progress in the development of COVID-19 vaccines and treatments, boosted stock prices. During the fourth quarter, stocks benefited from reduced political uncertainty as Joe Biden defeated incumbent Donald Trump in the November US presidential election. Regulatory approval of two COVID-19 vaccines in December, followed by the start of a global distribution of those vaccines, propelled equities higher by the end of the period.

Returns in developed Asian markets were broadly positive during the period. Gains in the Japanese market were driven by historic levels of fiscal and monetary stimulus in response to the pandemic. The region was resilient, as containment measures helped slow the spread of the virus and limited the duration of economic disruption. The economic recovery in China, coupled with robust stimulus measures, also provided a tailwind for regional economies.

In the developed European equity markets, stocks were broadly positive during the period. After declining at the beginning of the pandemic, shares in Europe rebounded as the region was supported by massive accommodative actions from the European Central Bank and the European Union (EU). However, a renewed surge in COVID-19 infections later in the period raised fears of a delayed economic recovery and prevented shares from recapturing all the losses suffered at the height of the first wave of the pandemic in March. Political and economic risks receded late in the period as the United Kingdom exited the EU on December 31 after reaching a post-Brexit trade agreement.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets outperformed their peers. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its blended benchmark index during the reporting period. Security selection within the underlying allocations and the impact from out-of-index exposure to diversifying sectors detracted from relative results, while tactical positioning contributed to outperformance.

Security selection within certain underlying allocations, most notably unfavorable choices in the allocations to international developed market growth stocks and US dividend-paying equities, weighed on relative performance during the period, as they underperformed their respective benchmarks. Within fixed income, security selection within the US investment-grade bond allocations also detracted from relative performance. However, favorable selection within the allocations to US large-cap value and international small-cap stocks partly offset this negative impact, as they outperformed their respective benchmarks.

Out-of-index exposure to real estate investment trusts weighed on relative performance, as did selections within the sector. However, the inclusion of international small-cap stocks had a positive impact, as the sector outpaced the broad equity benchmark index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

15

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Tactical allocation decisions contributed to relative returns. As stock markets sold off sharply early in the period, T. Rowe Price added to the Portfolio’s equity exposure in a measured way, which contributed to relative performance as markets rallied. T. Rowe Price has since pared the Portfolio’s exposure, and as of the end of the period, it was essentially neutral between stocks and bonds. Conversely, an overweight allocation to international equities, which trailed US stocks, detracted from relative performance.

At the end of the period, the Portfolio held index futures, equity options, index credit default swaps, interest rate futures, and rights generating gross exposure of approximately 12.4%. The Portfolio also held currency forwards during the period.

The Portfolio includes a Liquidity Sleeve, which seeks to replicate the major asset class and sub asset class exposures of the strategy using derivatives such as equity and treasury futures and other liquid instruments, such as CDX, in replicating credit exposures. The Liquidity Sleeve represents approximately 10% of portfolio assets. The Liquidity Sleeve provides market exposures, while maintaining an underlying allocation to cash affording a ready source of liquidity in meeting redemption activity.

The performance of the Liquidity Sleeve was reasonably comparable to the securities portion of the portfolio in 2020. During the period of market turbulence in early 2020, the additional liquidity provided by the derivative-based Liquidity Sleeve was beneficial in meeting redemption activity.

Other derivative application in managing risk and market exposures include the use of US Treasury futures to manage duration and yield curve exposure within fixed income, which did not have a significant impact.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Growth Opportunities (As of 12/31/2020)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	1.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.5%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.2%
Visa, Inc. (Class A Stock)	IT Services	1.0%
Morgan Stanley	Capital Markets	0.9%
U.S. Treasury Notes, 0.375%, 04/30/25	U.S. Treasury Obligations	0.8%
Danaher Corp.	Health Care Equipment & Supplies	0.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.7%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

16

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (20%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) (GD) Index (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Bloomberg Barclays US Aggregate Bond Index (28%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Total Return Index (8%), an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return IndexSM (9%), an unmanaged index that measures US publicly traded real estate investment trusts, and ICE Bank of America ML 3-Month US Treasury Bill Index (15%), an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Goldman Sachs Multi-Asset Portfolio Blended Index consists of the Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (50%), an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of the Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (65%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds.

AST J.P. Morgan Strategic Opportunities Portfolio Blended Index consists of the Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. FTSE 3-month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last FTSE 3-month Treasury Bill issues.

AST Legg Mason Diversified Growth Portfolio Blended Index consists of the Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of the Russell 3000 Index (60%), a market cap- weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2020

International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$1,132.80	1.35%	$7.24
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,179.20	0.92%	$5.04
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,185.20	0.92%	$5.05
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$1,134.20	0.91%	$4.88
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62

AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,207.30	1.06%	$5.88
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,150.60	1.12%	$6.05
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$1,183.70	1.08%	$5.93
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48

AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$1,214.40	0.99%	$5.51
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

ABS — Asset-Backed Security

ABX — Asset-Backed Securities Index

Aces — Alternative Credit Enhancements Securities

ACWI — All Country World Index

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

ASX — Australian Securities Exchange

AUDOIS — Australian Overnight Index Swap

BABs — Build America Bonds

BATE — CBOE- Europe – BXE Order Books

BATS — Chi-X Europe Stock Exchange

BBR — New Zealand Bank Bill Rate

BBSW — Australian Bank Bill Swap Reference Rate

BIST — Borsa Istanbul Index (Turkish Stock Exhange)

BROIS — Brazil Overnight Index Swap

BTP — Buoni del Tesoro Poliennali

BUBOR — Budapest Interbank Offered Rate

CAC40 — French Stock Market Index

CBOE — Chicago Board Options Exchange

CDI — Chess Depository Interest

CDOR — Canadian Dollar Offered Rate

CDX — Credit Derivative Index

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

CME — Chicago Mercantile Exchange

CMS — Constant Maturity Swap

CMT — Constant Maturity Treasury

CNX — CRISIL NSE Index

CPI — Consumer Price Index

CVA — Certificate Van Aandelen (Bearer)

CVR — Contingent Value Rights

CVT — Convertible Security

DAX — German Stock Index

EAFE — Europe, Australasia, Far East

EMTN — Euro Medium Term Note

EONIA — Euro Overnight Index Average

ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

GMAC — General Motors Acceptance Corporation

GMTN — Global Medium Term Note

GNMA — Government National Mortgage Association

HICP — Harmonised Index of Consumer Prices

SEE NOTES TO FINANCIAL STATEMENTS.

A1

GLOSSARY (CONTINUED)

HONIX — Hong Kong Brokers’ Association Over Night Rate

IBEX — Spanish Stock Index

iBoxx — Bond Market Indices

IO — Interest Only (Principal amount represents notional)

iTraxx — International Credit Derivative Index

JIBAR — Johannesburg Interbank Agreed Rate

KWCDC — Korean Won Certificate of Deposit

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

LP — Limited Partnership

M — Monthly payment frequency for swaps

MASTR — Morgan Stanley Structured Asset Security

MIB — Italian Stock Exchange

MLP — Master Limited Partnership

MosPRIME — Moscow Prime Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NASDAQ — National Association of Securities Dealers Automated Quotations

NSA — Non-Seasonally Adjusted

NVDR — Non-voting Depositary Receipt

NYSE — New York Stock Exchange

OAT — Obligations Assimilables du Tresor

OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OJSC — Open Joint-Stock Company

OMXS30 — Nordic Exchange Stockholm Index

OOTC — OTC Bulletin Board – Other OTC

OTC — Over-the-counter

PIK — Payment-in-Kind

PJSC — Public Joint-Stock Company

PO — Principal Only

PRFC — Preference Shares

PRI — Primary Rate Interface

PRIBOR — Prague Interbank Offered Rate

Q — Quarterly payment frequency for swaps

RBOB — Reformulated Gasoline Blendstock for Oxygen Blending

REITs — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduit Security

RSP — Savings Shares

RTS — Russian Trading System

S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s

SDR — Sweden Depositary Receipt

SGMX — Sigma X MTF

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

SPDR — Standard & Poor’s Depositary Receipts

SPI — Swiss Performance Index

STOXX — Stock Index of the Eurozone

Strips — Separate Trading of Registered Interest and Principal of Securities

SWX — SIX Swiss Exchange

T — Swap payment upon termination

TBA — To Be Announced

TIPS — Treasury Inflation-Protected Securities

TONAT — Overnight Japanese Yen LIBOR Interest Rate

TOPIX — Tokyo Stock Price Index

TRQX — Turquoise Stock Exchange

TSX — Toronto Stock Exchange

ULSD — Ultra-Low Sulfur Diesel

USOIS — United States Overnight Index Swap

UTS — Unit Trust Security

WIBOR — Warsaw Interbank Offered Rate

WTI — West Texas Intermediate

XEQT — Equiduct Stock Exchange

XLON — London Stock Exchange

XNGS — London Stock Exchange

XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 84.0%
AFFILIATED MUTUAL FUNDS — 51.0%	Shares	Value
AST Blackrock Low Duration Bond Portfolio*	69,159	$802,931
AST BlackRock/Loomis Sayles Bond Portfolio*	2,330,990	37,039,431
AST ClearBridge Dividend Growth Portfolio*	1,420,944	32,738,550
AST Cohen & Steers Global Realty Portfolio*	12,671,140	183,731,529
AST Cohen & Steers Realty Portfolio*	8,183,318	114,975,614
AST Emerging Markets Equity Portfolio*	17,271,960	177,037,591
AST Goldman Sachs Small-Cap Value Portfolio*	2,356,090	60,410,144
AST Government Money Market Portfolio*	255,583	255,583
AST High Yield Portfolio*	16,058,465	187,562,869
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,361,465	45,159,811
AST International Growth Portfolio*	7,146,617	192,672,790
AST International Value Portfolio*	11,467,907	244,610,449
AST Jennison Large-Cap Growth Portfolio*	352,543	21,998,661
AST Loomis Sayles Large-Cap Growth Portfolio*	285,840	24,027,707
AST MFS Growth Portfolio*	470,958	20,505,537
AST MFS Large-Cap Value Portfolio*	2,479,103	60,167,832
AST Mid-Cap Growth Portfolio*	7,807,098	123,586,366
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	2,335,700	80,978,732
AST Prudential Core Bond Portfolio*	7,084,458	100,599,305
AST QMA International Core Equity Portfolio*	12,648,884	170,127,487
AST QMA US Equity Alpha Portfolio*	1,820,870	60,252,583
AST Small-Cap Growth Opportunities Portfolio*	443,137	14,455,126
AST Small-Cap Growth Portfolio*	187,385	14,750,986
AST Small-Cap Value Portfolio*	1,995,697	58,314,266
AST T. Rowe Price Large-Cap Growth Portfolio*	390,388	25,187,848
AST T. Rowe Price Large-Cap Value Portfolio*	2,576,157	45,288,845
AST T. Rowe Price Natural Resources Portfolio*	1,711	37,668
AST WEDGE Capital Mid-Cap Value Portfolio*	3,273,234	79,048,594
AST Western Asset Core Plus Bond Portfolio*	5,352,317	81,355,217

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,705,645,290)(w)		2,257,680,052

COMMON STOCKS — 8.4%
Aerospace & Defense — 0.1%
BWX Technologies, Inc.(u)	7,800	470,184
L3Harris Technologies, Inc.(u)	2,200	415,844
Lockheed Martin Corp.	1,100	390,478
Northrop Grumman Corp.	1,300	396,136
Saab AB (Sweden) (Class B Stock)*	1,361	39,773

COMMON STOCKS (continued)	Shares	Value
Aerospace & Defense (cont’d.)
Vectrus, Inc.*(u)	10,600	$527,032

		2,239,447

Air Freight & Logistics — 0.0%
Deutsche Post AG (Germany)(u)	9,914	499,608
Hub Group, Inc. (Class A Stock)*	2,300	131,100

		630,708

Airlines — 0.0%
Alaska Air Group, Inc.	826	42,952
Allegiant Travel Co.	106	20,059
American Airlines Group, Inc.	4,106	64,752
Delta Air Lines, Inc.	3,686	148,214
Deutsche Lufthansa AG (Germany)*	8,986	118,696
JetBlue Airways Corp.*	1,803	26,216
Southwest Airlines Co.	3,705	172,690
United Airlines Holdings, Inc.*	2,624	113,488

		707,067

Auto Components — 0.0%
Aisin Seiki Co. Ltd. (Japan)	574	17,236
Aptiv PLC	772	100,584
Autoliv, Inc. (Sweden)	200	18,420
BorgWarner, Inc.	574	22,179
Bridgestone Corp. (Japan)	1,626	53,341
Cie Generale des Etablissements Michelin SCA (France)	466	59,877
Continental AG (Germany)	682	101,419
Denso Corp. (Japan)	1,346	80,127
Faurecia SE (France)*	209	10,739
Fuyao Glass Industry Group Co. Ltd.
(China) (Class H Stock), 144A	1,497	8,264
JTEKT Corp. (Japan)	592	4,604
Koito Manufacturing Co. Ltd. (Japan)	200	13,621
Lear Corp.	133	21,151
Linamar Corp. (Canada)	1,997	105,772
Magna International, Inc. (Canada)(u)	5,736	406,058
NGK Spark Plug Co. Ltd. (Japan)	443	7,566
Pirelli & C SpA (Italy), 144A*	987	5,362
Stanley Electric Co. Ltd. (Japan)	362	11,679
Sumitomo Electric Industries Ltd. (Japan)	2,169	28,741
Sumitomo Rubber Industries Ltd. (Japan)	443	3,822
Toyoda Gosei Co. Ltd. (Japan)	137	3,988
Toyota Industries Corp. (Japan)	410	32,584
Valeo SA (France)	634	25,169
Yokohama Rubber Co. Ltd. (The) (Japan)	206	3,081

		1,145,384

Automobiles — 0.0%
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A	4,608	1,718
Bayerische Motoren Werke AG (Germany)	1,831	163,965
Brilliance China Automotive Holdings Ltd. (China)	8,853	8,090

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Automobiles (cont’d.)
BYD Co. Ltd. (China) (Class H Stock)	1,812	$47,755
Daimler AG (Germany)	2,844	201,766
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	7,482	8,765
Ferrari NV (Italy)	346	80,309
Fiat Chrysler Automobiles NV (United Kingdom)*	3,199	57,510
Ford Motor Co.	11,196	98,413
Geely Automobile Holdings Ltd. (China)	16,931	59,502
General Motors Co.	3,666	152,652
Great Wall Motor Co. Ltd. (China) (Class H Stock)	8,797	30,298
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	8,577	9,594
Honda Motor Co. Ltd. (Japan)	4,799	134,728
Isuzu Motors Ltd. (Japan)	1,759	16,699
Mazda Motor Corp. (Japan)	1,626	10,918
Mitsubishi Motors Corp. (Japan)*	1,678	3,528
NIO, Inc. (China), ADR*	2,332	113,662
Nissan Motor Co. Ltd. (Japan)*	7,052	38,260
Peugeot SA (France)*	1,619	44,522
Subaru Corp. (Japan)	1,825	36,480
Toyota Motor Corp. (Japan)	6,133	473,045
Volkswagen AG (Germany)	85	17,750
Yamaha Motor Co. Ltd. (Japan)	772	15,777

		1,825,706

Banks — 0.1%
Associated Banc-Corp.	9,600	163,680
Banco BPM SpA (Italy)*	54,436	120,888
Bank of Montreal (Canada)	1,860	141,418
Bank of Nova Scotia (The) (Canada)(u)	1,986	107,343
BOK Financial Corp.	5,100	349,248
Canadian Imperial Bank of Commerce (Canada)(u)	1,475	125,981
DBS Group Holdings Ltd. (Singapore)	7,300	138,592
DNB ASA (Norway)*	2,293	44,480
Equity Bancshares, Inc. (Class A Stock)*	5,700	123,063
Financial Institutions, Inc.	4,000	90,000
First Banks, Inc. (Class C Stock)^	67	46,299
HBT Financial, Inc.	4,100	62,115
Intesa Sanpaolo SpA (Italy)*	37,674	88,294
KBC Group NV (Belgium)*	333	23,474
Mediobanca Banca di Credito
Finanziario SpA (Italy)*	3,241	29,995
National Bank of Canada (Canada)	2,557	143,910
OFG Bancorp (Puerto Rico)	14,300	265,122
Oversea-Chinese Banking Corp. Ltd. (Singapore)	19,200	146,178
RBB Bancorp.	10,000	153,800
Southern National Bancorp of Virginia, Inc.	17,000	205,870
Swedbank AB (Sweden) (Class A Stock)*	5,421	94,840
Toronto-Dominion Bank (The) (Canada)	836	47,235

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
United Overseas Bank Ltd. (Singapore).	8,500	$145,361

		2,857,186

Beverages — 0.0%
Carlsberg A/S (Denmark) (Class B Stock)(u)	2,686	427,888
National Beverage Corp.(u)	5,100	432,990
Royal Unibrew A/S (Denmark)	1,177	135,076

		995,954

Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc.*(u)	3,700	578,088
Avid Bioservices, Inc.*	22,900	264,266
Biogen, Inc.*	1,500	367,290
Catalyst Pharmaceuticals, Inc.*	82,000	273,880
Eagle Pharmaceuticals, Inc.*	1,600	74,512
Emergent BioSolutions, Inc.*(u)	4,900	439,040
Genmab A/S (Denmark)*	418	168,373
Gilead Sciences, Inc.(u)	7,100	413,646
Incyte Corp.*	1,800	156,564
Neurocrine Biosciences, Inc.*(u)	4,400	421,740
Swedish Orphan Biovitrum AB (Sweden)*	9,163	185,738
United Therapeutics Corp.*(u)	3,100	470,549
Vertex Pharmaceuticals, Inc.*	1,700	401,778

		4,215,464

Building Products — 0.0%
dormakaba Holding AG (Switzerland)	236	134,231
Geberit AG (Switzerland)	96	60,599
JELD-WEN Holding, Inc.*	7,300	185,128
Masco Corp.(u)	8,839	485,526
Owens Corning	577	43,714
Resideo Technologies, Inc.*	16,000	340,160
ROCKWOOL International A/S (Denmark) (Class B Stock)	482	181,061
UFP Industries, Inc.	322	17,887

		1,448,306

Capital Markets — 0.0%
Affiliated Managers Group, Inc.	1,000	101,700
Azimut Holding SpA (Italy)	6,640	144,651
Cboe Global Markets, Inc.	800	74,496
CI Financial Corp. (Canada)(u)	17,313	214,627
Credit Suisse Group AG (Switzerland)(u)	17,094	223,507
Deutsche Bank AG (Germany)*	3,215	35,706
Federated Hermes, Inc.(u)	20,000	577,800
IGM Financial, Inc. (Canada)	5,105	138,403
Julius Baer Group Ltd. (Switzerland)	1,223	70,318
Penson Technologies LLC (Class B Stock), UTS^	1,248,607	—
UBS Group AG (Switzerland)	15,696	224,993

		1,806,201

Chemicals — 0.1%
Cabot Corp.(u)	9,800	439,824
Covestro AG (Germany), 144A(u)	756	46,890

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Element Solutions, Inc.(u)	31,300	$554,949
Evonik Industries AG (Germany)(u)	7,124	232,969
Hexpol AB (Sweden)	5,657	60,713
Huntsman Corp.	9,000	226,260
LANXESS AG (Germany)	1,661	127,859
Scotts Miracle-Gro Co. (The)	312	62,132
Sensient Technologies Corp.	5,100	376,227
Solvay SA (Belgium)	717	85,261
Stepan Co.(u)	4,000	477,280
Trinseo SA(u)	10,100	517,221
Yara International ASA (Brazil)(u)	7,990	334,473

		3,542,058

Commercial Services & Supplies — 0.2%
Herman Miller, Inc.(u)	13,500	456,300
Securitas AB (Sweden) (Class B Stock)	21,937	354,403
Waste Connections, Inc.	59,594	6,112,557

		6,923,260

Communications Equipment — 0.0%
Calix, Inc.*	7,700	229,152
NETGEAR, Inc.*(u)	14,200	576,946
NetScout Systems, Inc.*(u)	19,300	529,206
Nokia OYJ (Finland)*	19,294	74,565

		1,409,869

Construction & Engineering — 0.4%
Eiffage SA (France)*	72,906	7,068,558
EMCOR Group, Inc.(u)	5,800	530,468
Ferrovial SA (Spain)	109,198	3,009,802
HOCHTIEF AG (Germany)(u)	2,006	198,793
Quanta Services, Inc.	2,000	144,040
Skanska AB (Sweden) (Class B Stock)(u)	10,577	270,042
Vinci SA (France)	56,582	5,637,002

		16,858,705

Construction Materials — 0.0%
Buzzi Unicem SpA (Italy)(u)	14,413	344,564
Eagle Materials, Inc.	177	17,939
Forterra, Inc.*	1,500	25,792
HeidelbergCement AG (Germany)	1,557	118,977
Martin Marietta Materials, Inc.	289	82,067
Vulcan Materials Co.	699	103,669

		693,008

Consumer Finance — 0.0%
SLM Corp.(u)	46,200	572,418

Distributors — 0.0%
Jardine Cycle & Carriage Ltd. (Singapore)	9,100	134,685

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	9,300	267,468
Cellnex Telecom SA (Spain), 144A	225,079	13,543,465
Consolidated Communications Holdings, Inc.*	43,900	214,671
Proximus SADP (Belgium)	13,129	260,574
Swisscom AG (Switzerland)(u)	585	315,989

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (cont’d.)
Telecom Italia SpA (Italy)	22,148	$10,242
Telefonica Deutschland Holding AG (Germany)	65,839	181,997
Telia Co. AB (Sweden)	2,643	10,934
Verizon Communications, Inc.(u)	7,100	417,125

		15,222,465

Electric Utilities — 1.6%
Alliant Energy Corp.	71,740	3,696,762
American Electric Power Co., Inc.	32,440	2,701,279
BKW AG (Switzerland)	1,281	144,934
Duke Energy Corp.	41,223	3,774,378
Edison International	88,331	5,548,953
Enel SpA (Italy)	1,063,511	10,783,677
FirstEnergy Corp.	91,050	2,787,040
Fortum OYJ (Finland)	8,565	207,064
Hydro One Ltd. (Canada), 144A	5,577	125,525
Iberdrola SA (Spain)	688,159	9,833,869
NextEra Energy, Inc.	207,612	16,017,266
NRG Energy, Inc.	5,800	217,790
Orsted A/S (Denmark), 144A	39,792	8,161,724
Otter Tail Corp.(u)	11,200	477,232
PG&E Corp.*(a)	213,969	2,666,054
Spark Infrastructure Group (Australia)	2,842,721	4,634,215

		71,777,762

Electrical Equipment — 0.1%
Acuity Brands, Inc.(u)	4,000	484,360
nVent Electric PLC(u)	24,100	561,289
Prysmian SpA (Italy)(u)	5,891	209,876
Signify NV (Netherlands), 144A*	11,693	502,888
Vestas Wind Systems A/S (Denmark)	335	79,291

		1,837,704

Electronic Equipment, Instruments & Components — 0.0%
Arrow Electronics, Inc.*	1,500	145,950
Jabil, Inc.	5,700	242,421
Sanmina Corp.*(u)	13,300	424,137
ScanSource, Inc.*	3,200	84,416
SYNNEX Corp.	600	48,864
Venture Corp. Ltd. (Singapore)	14,100	207,812

		1,153,600

Energy Equipment & Services — 0.0%
Saipem SpA (Italy)	12,838	34,714
Subsea 7 SA (United Kingdom)*	5,799	59,708
TechnipFMC PLC (United Kingdom)(u)	56,900	534,860

		629,282

Entertainment — 0.0%
Electronic Arts, Inc.	1,400	201,040
Embracer Group AB (Sweden)*	48	1,154
Zynga, Inc. (Class A Stock)*	25,300	249,711

		451,905

Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.	11,352	2,548,070
Crown Castle International Corp.	16,417	2,613,422

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Empire State Realty Trust, Inc. (Class A Stock)	8,666	$80,767
Equinix, Inc.	9,701	6,928,260
Gaming & Leisure Properties, Inc.(u)	9,620	407,888
GEO Group, Inc. (The)	44,600	395,156
Paramount Group, Inc.	11,266	101,844
SBA Communications Corp.	16,252	4,585,177
SL Green Realty Corp.	3,629	216,216
Vornado Realty Trust	9,699	362,161
Weyerhaeuser Co.(u)	16,400	549,892

		18,788,853

Food & Staples Retailing — 0.1%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	522	17,790
Axfood AB (Sweden)	3,177	74,165
Empire Co. Ltd. (Canada) (Class A Stock)	2,485	67,918
Etablissements Franz Colruyt NV (Belgium)	389	23,057
ICA Gruppen AB (Sweden)(u)	2,340	117,027
Kesko OYJ (Finland) (Class B Stock)	5,082	130,971
Koninklijke Ahold Delhaize NV (Netherlands)(u)	18,867	539,512
Kroger Co. (The)	11,400	362,064
Loblaw Cos. Ltd. (Canada)(u)	3,093	152,621
Sprouts Farmers Market, Inc.*(u)	22,200	446,220

		1,931,345

Food Products — 0.0%
Archer-Daniels-Midland Co.	4,200	211,722
Emmi AG (Switzerland)	31	31,982
Kraft Heinz Co. (The)(u)	11,600	402,056
Leroy Seafood Group ASA (Norway)	21,295	150,705
Orkla ASA (Norway)(u)	20,094	204,165
Pilgrim’s Pride Corp.*	3,600	70,596
Tyson Foods, Inc. (Class A Stock)	5,100	328,644
Wilmar International Ltd. (China)	64,900	229,063

		1,628,933

Gas Utilities — 0.1%
AltaGas Ltd. (Canada)	7,824	115,064
APA Group (Australia)	340,099	2,533,985
Italgas SpA (Italy)	263	1,674

		2,650,723

Health Care Equipment & Supplies — 0.1%
Abbott Laboratories(u)	4,000	437,960
Cantel Medical Corp.(u)	5,300	417,958
Coloplast A/S (Denmark) (Class B Stock)	631	95,931
Danaher Corp.(u)	1,900	422,066
Demant A/S (Denmark)*(u)	4,890	193,477
DiaSorin SpA (Italy)	565	117,596
Elekta AB (Sweden) (Class B Stock)	1,298	17,460
Getinge AB (Sweden) (Class B Stock)	16,925	396,167
GN Store Nord A/S (Denmark)(u)	1,312	105,200
Hologic, Inc.*(u)	6,800	495,244

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Integra LifeSciences Holdings Corp.*	4,800	$311,616
Koninklijke Philips NV (Netherlands)*	3,037	165,035
Meridian Bioscience, Inc.*	12,800	239,232
OraSure Technologies, Inc.*	32,300	341,895
Quidel Corp.*(u)	2,500	449,125
ResMed, Inc.	800	170,048
Siemens Healthineers AG (Germany), 144A	1,080	56,268
Sonova Holding AG (Switzerland)*(u)	969	252,446
STERIS PLC(u)	2,500	473,850
Straumann Holding AG (Switzerland)	3	3,498
Utah Medical Products, Inc.	300	25,290
West Pharmaceutical Services, Inc.(u)	1,900	538,289

		5,725,651

Health Care Providers & Services — 0.1%
Cigna Corp.	1,700	353,906
Fresenius Medical Care AG & Co. KGaA (Germany)	633	53,632
Galenica AG (Switzerland), 144A	216	14,425
McKesson Corp.	1,400	243,488
Providence Service Corp. (The)*(u)	4,000	554,520
UnitedHealth Group, Inc.	500	175,340
Universal Health Services, Inc. (Class B Stock)(u)	4,100	563,750

		1,959,061

Health Care Technology — 0.0%
CompuGroup Medical SE & Co. KgaA (Germany)	85	8,196
HMS Holdings Corp.*(u)	12,000	441,000

		449,196

Hotels, Restaurants & Leisure — 0.1%
Accor SA (France)*	5,481	199,417
Basic-Fit NV (Netherlands), 144A*	1,446	53,484
Biglari Holdings, Inc. (Class B Stock)*	700	77,840
Bloomin’ Brands, Inc.(u)	29,800	578,716
Choice Hotels International, Inc.	921	98,298
Darden Restaurants, Inc.(u)	4,400	524,128
Del Taco Restaurants, Inc.*(u)	57,300	519,138
Domino’s Pizza, Inc.	400	153,384
Extended Stay America, Inc., UTS	2,923	43,290
Genting Singapore Ltd. (Singapore)	352,200	227,040
Hilton Worldwide Holdings, Inc.	5,240	583,002
Hyatt Hotels Corp. (Class A Stock)	2,235	165,949
InterContinental Hotels Group PLC (United Kingdom)*	3,278	211,154
Marriott International, Inc. (Class A Stock)	6,232	822,126
Marriott Vacations Worldwide Corp.	781	107,169
Melia Hotels International SA (Spain)*	5,192	36,491
Monarch Casino & Resort, Inc.*	2,500	153,050
Whitbread PLC (United Kingdom)*	3,169	134,080
Wyndham Hotels & Resorts, Inc.	1,484	88,209

		4,775,965

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.0%
D.R. Horton, Inc.	5,064	$349,011
Electrolux AB (Sweden) (Class B Stock)	2,408	56,037
Husqvarna AB (Sweden) (Class B Stock)	4,603	59,789
KB Home	572	19,173
Lennar Corp. (Class A Stock)	1,545	117,775
M/I Homes, Inc.*	56	2,480
MDC Holdings, Inc.	281	13,657
Meritage Homes Corp.*	3,480	288,214
Mohawk Industries, Inc.*	442	62,300
NVR, Inc.*	15	61,198
PulteGroup, Inc.	1,407	60,670
Skyline Champion Corp.*	314	9,715
Toll Brothers, Inc.	594	25,821

		1,125,840

Household Products — 0.0%
Essity AB (Sweden) (Class B Stock)	5,968	192,153
Reynolds Consumer Products, Inc.(u)	14,300	429,572

		621,725

Independent Power & Renewable Electricity Producers — 0.1%
Atlantic Power Corp.*	16,500	34,650
Capital Power Corp. (Canada)	3,837	105,443
NextEra Energy Partners LP(a)	51,754	3,470,106
Northland Power, Inc. (Canada)	6,120	219,578
TransAlta Corp. (Canada)	3,358	25,510
Uniper SE (Germany)	4,610	159,336
Vistra Corp.(u)	21,600	424,656

		4,439,279

Industrial Conglomerates — 0.0%
Rheinmetall AG (Germany)	936	99,698

Insurance — 0.1%
Ageas SA/NV (Belgium)	6,425	342,734
Allianz SE (Germany)	308	75,607
American Financial Group, Inc.(u)	6,600	578,292
ASR Nederland NV (Netherlands)	11,249	457,074
Assicurazioni Generali SpA (Italy)(u)	17,458	304,826
Baloise Holding AG (Switzerland)	63	11,244
Fidelity National Financial, Inc.	1,332	52,068
First American Financial Corp.	553	28,551
Hanover Insurance Group, Inc. (The)	1,600	187,072
Helvetia Holding AG (Switzerland)	372	39,428
iA Financial Corp., Inc. (Canada)	3,818	165,510
Manulife Financial Corp. (Canada)	12,452	221,571
MetLife, Inc.	4,700	220,665
NN Group NV (Netherlands)	2,358	102,810
Old Republic International Corp.(u)	22,300	439,533
Poste Italiane SpA (Italy), 144A	7,576	77,241
State Auto Financial Corp.	4,200	74,508
Stewart Information Services Corp.	115	5,561
Sun Life Financial, Inc. (Canada)	4,186	186,132
Unipol Gruppo SpA (Italy)*(u)	58,750	281,502
Universal Insurance Holdings, Inc.	20,800	314,288

		4,166,217

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 0.0%
Alphabet, Inc. (Class A Stock)*	200	$350,528
Cars.com, Inc.*	33,000	372,900
Facebook, Inc. (Class A Stock)*(u)	1,700	464,372
Scout24 AG (Germany), 144A	1,676	137,669

		1,325,469

Internet & Direct Marketing Retail — 0.0%
eBay, Inc.(u)	8,700	437,175
HelloFresh SE (Germany)*	996	77,085
Liquidity Services, Inc.*	18,700	297,517
Qurate Retail, Inc. (Class A Stock)(u)	42,400	465,128
Stamps.com, Inc.*(u)	2,200	431,618
Zalando SE (Germany), 144A*	591	66,651

		1,775,174

IT Services — 0.1%
Amdocs Ltd.(u)	6,600	468,138
BM Technologies, Inc.*	2,539	—
CACI International, Inc. (Class A Stock)*(u)	1,800	448,794
CGI, Inc. (Canada)*	557	44,192
Cognizant Technology Solutions Corp. (Class A Stock)(u)	6,600	540,870
EPAM Systems, Inc.*(u)	1,200	430,020
Hackett Group, Inc. (The)(u)	30,300	436,017

		2,368,031

Leisure Products — 0.0%
American Outdoor Brands, Inc.*	18,450	314,204
BRP, Inc.(u)	3,422	226,063
Brunswick Corp.(u)	5,300	404,072
Johnson Outdoors, Inc. (Class A Stock)	1,600	180,208
Polaris, Inc.	600	57,168
Smith & Wesson Brands, Inc.(u)	27,200	482,800

		1,664,515

Life Sciences Tools & Services — 0.1%
Avantor, Inc.*	12,700	357,505
Bio-Techne Corp.(u)	1,500	476,325
Charles River Laboratories International, Inc.*(u)	2,100	524,706
Lonza Group AG (Switzerland)	114	73,501
Medpace Holdings, Inc.*(u)	3,800	528,960
PerkinElmer, Inc.(u)	3,400	487,900
Tecan Group AG (Switzerland)	244	119,810
Thermo Fisher Scientific, Inc.(u)	1,000	465,780

		3,034,487

Machinery — 0.1%
Aalberts NV (Netherlands)	3,542	158,703
AGCO Corp.(u)	5,500	566,995
Alfa Laval AB (Sweden)*	2,259	62,060
Allison Transmission Holdings, Inc.	2,200	94,886
Altra Industrial Motion Corp.(u)	10,400	576,472
Bucher Industries AG (Switzerland)(u)	444	205,787
Cummins, Inc.	1,300	295,230
Donaldson Co., Inc.(u)	8,200	458,216
Duerr AG (Germany)	1,172	48,052

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Epiroc AB (Sweden) (Class A Stock)	3,914	$70,811
FLSmidth & Co. A/S (Denmark)*	3,504	134,376
Gates Industrial Corp. PLC*(u)	43,300	552,508
GEA Group AG (Germany)	475	17,054
Georg Fischer AG (Switzerland)(u)	35	45,653
KION Group AG (Germany)	355	31,004
Knorr-Bremse AG (Germany)	312	42,654
Kone OYJ (Finland) (Class B Stock)	715	58,076
Metso Outotec OYJ (Finland)	4,226	42,410
Mueller Industries, Inc.	3,500	122,885
Sandvik AB (Sweden)*	5,811	142,833
Shyft Group, Inc. (The)(u)	15,800	448,404
SKF AB (Sweden) (Class B Stock)(u)	10,686	277,702
Sulzer AG (Switzerland)(u)	1,546	164,914
Timken Co. (The)	5,200	402,272
Trelleborg AB (Sweden) (Class B Stock)*	6,306	140,386
TriMas Corp.*	5,700	180,519
Valmet OYJ (Finland)	9,148	261,796
Volvo AB (Sweden) (Class B Stock)*(u)	7,585	178,750
Wartsila OYJ Abp (Finland)	2,710	27,109
Yangzijiang Shipbuilding Holdings Ltd. (China)	373,400	270,696

		6,079,213

Marine — 0.1%
Hidrovias do Brasil SA (Brazil)*	2,276,682	3,015,066
Matson, Inc.(u)	10,000	569,700

		3,584,766

Media — 0.0%
Cogeco Communications, Inc. (Canada)	1,307	100,482
Gray Television, Inc.*(u)	24,400	436,516
Nexstar Media Group, Inc. (Class A Stock)	3,800	414,922
ProSiebenSat.1 Media SE (Germany)*(u)	18,952	317,311
Quebecor, Inc. (Canada) (Class B Stock)	5,420	139,492
Shaw Communications, Inc. (Canada) (Class B Stock)	3,866	67,850
Singapore Press Holdings Ltd. (Singapore)	9,600	8,223
Telenet Group Holding NV (Belgium)	268	11,536

		1,496,332

Metals & Mining — 0.1%
Agnico Eagle Mines Ltd. (Canada)	1,228	86,586
Alamos Gold, Inc. (Canada) (Class A Stock) (XLON)	2,493	21,814
Alamos Gold, Inc. (Canada) (Class A Stock) (XTSE)	1,656	14,467
AngloGold Ashanti Ltd. (Tanzania), ADR	2,686	60,757
APERAM SA (Luxembourg)	2,775	117,450
ArcelorMittal SA (Luxembourg)*	3,216	75,286
Aurubis AG (Germany)(u)	2,558	199,208

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
B2Gold Corp. (Canada)	6,668	$37,341
Barrick Gold Corp. (Canada) (NYSE)	8,023	182,764
Barrick Gold Corp. (Canada) (XTSE)	842	19,183
Boliden AB (Sweden)	2,730	97,108
Centamin PLC (Egypt)	7,505	12,685
Centerra Gold, Inc. (Kyrgyzstan)	18,895	218,801
Cia de Minas Buenaventura SAA (Peru), ADR*	1,622	19,772
Coeur Mining, Inc.*	1,590	16,457
DRDGOLD Ltd. (South Africa), ADR	564	6,616
Dundee Precious Metals, Inc. (Canada)	1,152	8,281
Eldorado Gold Corp. (Turkey)*	1,114	14,783
Endeavour Mining Corp. (Ivory Coast)*(u)	7,545	175,570
Equinox Gold Corp. (Canada) (XTSE)*	6,840	70,770
Equinox Gold Corp. (Canada) (NYSE)*	1,538	15,903
Evolution Mining Ltd. (Australia)	11,048	42,208
First Majestic Silver Corp. (Canada)*	1,395	18,749
First Quantum Minerals Ltd. (Zambia)	632	11,345
Fortuna Silver Mines, Inc. (Canada)*	1,192	9,822
Franco-Nevada Corp. (Canada)	859	107,658
Freeport-McMoRan, Inc.(u)	16,500	429,330
Gold Fields Ltd. (South Africa), ADR	5,598	51,893
Gold Road Resources Ltd. (Australia)* .	5,692	5,805
Harmony Gold Mining Co. Ltd. (South Africa), ADR*	3,880	18,158
Hecla Mining Co.	3,380	21,902
IAMGOLD Corp. (Burkina Faso)*	3,043	11,168
K92 Mining, Inc. (Canada)*	1,391	8,316
Kinross Gold Corp. (Canada) (XTSE)(u)	26,423	193,881
Kinross Gold Corp. (Canada) (NYSE)	8,035	58,977
Kirkland Lake Gold Ltd. (Canada)	1,730	71,489
Lundin Mining Corp. (Chile)	9,333	82,852
New Gold, Inc. (Canada)*	4,303	9,424
Newcrest Mining Ltd. (Australia)	4,448	88,068
Newmont Corp.(u)	10,781	645,674
Norsk Hydro ASA (Norway)	29,986	139,448
Northern Star Resources Ltd. (Australia)	4,775	47,155
OceanaGold Corp. (Australia)*	4,004	7,738
Osisko Gold Royalties Ltd. (Canada)	1,060	13,441
Pan American Silver Corp. (Canada) (XNGS)	1,351	46,623
Pan American Silver Corp. (Canada) (XTSE)	1,090	37,592
Perseus Mining Ltd. (Australia)*	7,563	7,551
Pretium Resources, Inc. (Canada)*	1,202	13,799
Ramelius Resources Ltd. (Australia)	5,209	6,741
Regis Resources Ltd. (Australia)	3,274	9,404
Resolute Mining Ltd. (Australia)*	6,993	4,278
Royal Gold, Inc.	422	44,884
Sandstorm Gold Ltd. (Canada)*	1,214	8,704
Saracen Mineral Holdings Ltd. (Australia)*	7,152	26,074
Silver Lake Resources Ltd. (Australia)*	5,650	7,770
Silvercorp Metals, Inc. (Canada)	1,114	7,453

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
SSR Mining, Inc. (Canada) (XTSE)*	2,938	$58,995
SSR Mining, Inc. (Canada) (XNGS)*	1,397	28,094
St. Barbara Ltd. (Australia)	4,534	8,214
Teck Resources Ltd. (Canada) (Class B Stock)	3,668	66,565
Teranga Gold Corp. (Canada)*	1,066	11,440
Torex Gold Resources, Inc. (Canada)*	540	8,099
Wesdome Gold Mines Ltd. (Canada)*	899	7,500
Wheaton Precious Metals Corp. (Brazil)	1,989	83,021
Yamana Gold, Inc. (Canada) (NYSE)	6,090	34,774
Yamana Gold, Inc. (Canada) (XTSE)	17,495	99,920

		4,193,598

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Chimera Investment Corp.(u)	38,700	396,675
Colony Credit Real Estate, Inc.(u)	64,600	484,500

		881,175

Multiline Retail — 0.0%
Big Lots, Inc.	7,900	339,147
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)(u)	4,206	552,903
Dollar Tree, Inc.*	3,600	388,944

		1,280,994

Multi-Utilities — 0.8%
A2A SpA (Italy)(u)	254,548	407,208
Ameren Corp.	66,347	5,179,047
Atco Ltd. (Canada) (Class I Stock)(u)	5,195	148,924
Dominion Energy, Inc.	89,301	6,715,435
Engie SA (France)*	266,324	4,090,201
Hera SpA (Italy)	42,087	154,023
MDU Resources Group, Inc.(u)	20,400	537,336
RWE AG (Germany)	303,275	12,889,357
Sempra Energy(u)	43,881	5,590,878

		35,712,409

Oil, Gas & Consumable Fuels — 0.7%
Ardmore Shipping Corp. (Ireland)	14,300	46,761
Cheniere Energy, Inc.*	106,114	6,370,023
Cimarex Energy Co.	9,800	367,598
Enbridge, Inc. (Canada)	151,155	4,834,253
Equitrans Midstream Corp.	461,780	3,712,711
Gibson Energy, Inc. (Canada)	8,125	131,236
Husky Energy, Inc. (Canada)	12,639	62,555
Imperial Oil Ltd. (Canada)	2,475	46,976
Keyera Corp. (Canada)	5,668	100,723
Neste OYJ (Finland)	2,530	183,192
Parkland Corp. (Canada)	5,006	158,844
Southwestern Energy Co.*	10,542	31,415
Targa Resources Corp.	179,597	4,737,769
TC Energy Corp. (Canada)	79,465	3,230,665
Tourmaline Oil Corp. (Canada)(u)	24,089	324,744
Williams Cos., Inc. (The)	280,095	5,615,905

		29,955,370

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products — 0.0%
Boise Cascade Co.(u)	8,900	$425,420
Louisiana-Pacific Corp.	542	20,146
Stora Enso OYJ (Finland) (Class R Stock)(u)	9,620	183,888
UPM-Kymmene OYJ (Finland)	3,081	115,012
West Fraser Timber Co. Ltd. (Canada)	630	40,475

		784,941

Personal Products — 0.0%
Nu Skin Enterprises, Inc. (Class A Stock)(u)	9,500	518,985

Pharmaceuticals — 0.1%
Bayer AG (Germany)	1,241	73,348
Bristol-Myers Squibb Co.(u)	6,900	428,007
Cronos Group, Inc. (Canada)*	3,956	27,473
H. Lundbeck A/S (Denmark)	1,947	66,863
Jazz Pharmaceuticals PLC*	700	115,535
Novartis AG (Switzerland)(u)	301	28,473
Novo Nordisk A/S (Denmark) (Class B Stock)	168	11,665
Orion OYJ (Finland) (Class B Stock)	1,453	66,709
Perrigo Co. PLC	8,600	384,592
Prestige Consumer Healthcare, Inc.*(u)	12,700	442,849
Roche Holding AG (Switzerland)	149	52,151
UCB SA (Belgium)	1,004	103,815
Vifor Pharma AG (Switzerland)	205	32,288

		1,833,768

Professional Services — 0.0%
Adecco Group AG (Switzerland)(u)	6,766	454,013
DKSH Holding AG (Switzerland)(u)	2,447	184,339
Randstad NV (Netherlands)*	6,783	444,816
SGS SA (Switzerland)(u)	53	160,395
Stantec, Inc. (Canada)(u)	5,723	185,596
Wolters Kluwer NV (Netherlands)	1,259	107,609

		1,536,768

Road & Rail — 0.7%
Canadian National Railway Co. (Canada)	50,945	5,600,788
Canadian Pacific Railway Ltd. (Canada)	252	87,411
ComfortDelGro Corp. Ltd. (Singapore)	133,900	169,877
Knight-Swift Transportation Holdings, Inc.(u)	9,600	401,472
Norfolk Southern Corp.	43,061	10,231,724
Schneider National, Inc. (Class B Stock)	16,600	343,620
TFI International, Inc. (Canada)(u)	6,072	312,592
Union Pacific Corp.	58,284	12,135,894
Werner Enterprises, Inc.(u)	10,700	419,654

		29,703,032

Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc.	24,300	366,444
ams AG (Austria)*(u)	4,680	103,090
Applied Materials, Inc.(u)	6,700	578,210
ASM International NV (Netherlands)	285	63,167

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Axcelis Technologies, Inc.*	2,600	$75,712
Cirrus Logic, Inc.*	1,600	131,520
Cohu, Inc.	3,700	141,266
Dialog Semiconductor PLC (United Kingdom)*	1,550	84,831
Entegris, Inc.	700	67,270
FormFactor, Inc.*	8,800	378,576
MKS Instruments, Inc.(u)	3,800	571,710
Semtech Corp.*(u)	7,400	533,466

		3,095,262

Software — 0.3%
A10 Networks, Inc.*(u)	55,400	546,244
Adobe, Inc.*(u)	900	450,108
Autodesk, Inc.*(u)	1,900	580,146
Box, Inc. (Class A Stock)*(u)	25,800	465,690
Cadence Design Systems, Inc.*(u)	4,300	586,649
CDK Global, Inc.(u)	8,200	425,006
ChannelAdvisor Corp.*(u)	28,900	461,822
Cloudera, Inc.*	3,800	52,858
Dropbox, Inc. (Class A Stock)*(u)	23,100	512,589
eGain Corp.*(u)	33,400	394,454
Fair Isaac Corp.*(u)	1,000	511,040
Intuit, Inc.	400	151,940
J2 Global, Inc.*(u)	5,800	566,602
Kinaxis, Inc. (Canada)*	170	24,085
Manhattan Associates, Inc.*(u)	5,300	557,454
Microsoft Corp.(u)	2,100	467,082
NortonLifeLock, Inc.(u)	19,200	398,976
Open Text Corp. (Canada)	2,261	102,739
Progress Software Corp.(u)	12,300	555,837
QAD, Inc. (Class A Stock)	3,200	202,176
Sapiens International Corp. NV (Israel)(u)	15,600	477,516
SimCorp A/S (Denmark)	122	18,187
Software AG (Germany)(u)	3,973	161,747
SolarWinds Corp.*	13,600	203,320
SPS Commerce, Inc.*(u)	5,100	553,809
Telenav, Inc.*	25,300	118,910
Teradata Corp.*	12,600	283,122
Verint Systems, Inc.*(u)	8,700	584,466
Zix Corp.*	37,800	326,214

		10,740,788

Specialty Retail — 0.1%
AutoNation, Inc.*(u)	7,800	544,362
Hennes & Mauritz AB (Sweden) (Class B Stock)*	4,423	92,836
Hibbett Sports, Inc.*	2,400	110,832
MarineMax, Inc.*(u)	15,400	539,462
Murphy USA, Inc.	2,800	366,436
Penske Automotive Group, Inc.	600	35,634
Sonic Automotive, Inc. (Class A Stock)(u)	11,700	451,269

		2,140,831

Textiles, Apparel & Luxury Goods — 0.0%
HUGO BOSS AG (Germany)	4,212	140,969

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
Kontoor Brands, Inc.	9,300	$377,208
Pandora A/S (Denmark)(u)	5,001	562,069
Swatch Group AG (The) (Switzerland)	278	75,848
Tapestry, Inc.(u)	13,400	416,472

		1,572,566

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	21,171	265,696

Tobacco — 0.0%
Swedish Match AB (Sweden)	344	26,723

Trading Companies & Distributors — 0.0%
Applied Industrial Technologies, Inc.	4,900	382,151
Brenntag AG (Germany)(u)	4,922	382,271
Finning International, Inc. (Canada)	2,319	49,244
GMS, Inc.*	11,000	335,280
Univar Solutions, Inc.*(u)	24,700	469,547
Watsco, Inc.	147	33,303

		1,651,796

Transportation Infrastructure — 0.7%
Aena SME SA (Spain), 144A*	23,065	4,022,873
Atlantia SpA (Italy)*	102,415	1,848,073
Atlas Arteria Ltd. (Australia)	1,474,256	7,418,456
Flughafen Zurich AG (Switzerland)*(u)	770	136,197
Getlink SE (France)*	181,371	3,146,615
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)*	337,341	3,763,396
Sydney Airport (Australia)*	692,571	3,432,865
Transurban Group (Australia)	488,783	5,161,968

		28,930,443

Water Utilities — 0.2%
American Water Works Co., Inc.	18,698	2,869,582
Essential Utilities, Inc.	91,809	4,341,648

		7,211,230

Wireless Telecommunication Services — 0.0%
Freenet AG (Germany)	4,258	89,806
Rogers Communications, Inc. (Canada) (Class B Stock)	630	29,330

		119,136

TOTAL COMMON STOCKS (cost $314,918,117)		370,924,128

EXCHANGE-TRADED FUNDS — 1.8%
Invesco Preferred ETF(a)	340,000	5,188,400
iShares TIPS Bond ETF(a)	143,000	18,253,950
SPDR Bloomberg Barclays Convertible Securities ETF(a)	56,000	4,636,240
VanEck Vectors Gold Miners ETF	105,000	3,782,100
Vanguard Global ex-U.S. Real Estate ETF	320,000	17,379,200
Vanguard Real Estate ETF(a)	264,000	22,421,520

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

EXCHANGE-TRADED FUNDS (continued)	Shares	Value
Vanguard Total International Bond ETF(a)	130,000	$7,611,500

TOTAL EXCHANGE-TRADED FUNDS (cost $76,868,015)		79,272,910

PREFERRED STOCKS — 0.3%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	159	10,680
Porsche Automobil Holding SE (Germany) (PRFC)	437	30,767
Volkswagen AG (Germany) (PRFC)	517	96,838

		138,285

Commercial Services & Supplies — 0.2%
GFL Environmental, Inc. (Canada), CVT, 6.000%, Maturing 03/15/23	124,565	8,776,850

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/23	82,286	4,227,032

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)(u)	3,848	433,590

Internet & Direct Marketing Retail — 0.0%
Qurate Retail, Inc., 8.000%, Maturing 03/15/31	1,272	125,928

TOTAL PREFERRED STOCKS (cost $11,013,218)		13,701,685

	Units

RIGHTS* — 0.0%
Biotechnology
Ambit Biosciences Corp. CVR, expiring 12/31/49^(u)	11,080	6,939

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.6%
Automobiles — 0.0%
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	280	329,836
Oscar US Funding XI LLC (Japan),
Series 2019-02A, Class A2, 144A
2.490%	08/10/22	519	521,965
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	500	533,956

			1,385,757

Consumer Loans — 0.0%
Marlette Funding Trust,
Series 2019-03A, Class A, 144A
2.690%	09/17/29	27	27,602

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.3%
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	12/25/33	877	$867,425
Argent Securities Trust,
Series 2006-W01, Class A2D, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	03/25/36	372	350,948
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.973%(c)	04/25/34	908	885,336
Asset-Backed Funding Certificates Trust,
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	10/25/34	65	64,182
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.123%(c)	12/25/34	508	499,320
Series 2005-HE01, Class M4, 1 Month LIBOR + 2.175% (Cap N/A, Floor 2.175%)
2.323%(c)	01/25/35	961	959,399
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.145% (Cap N/A, Floor 0.145%)
0.293%(c)	09/25/36	255	244,218
Series 2007-AMC02, Class A3A, 1 Month LIBOR + 0.080% (Cap N/A, Floor 0.080%)
0.228%(c)	01/25/37	629	517,675
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	10/25/35	500	470,576
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46	1,241	734,753
Series 2006-07, Class AF4A
6.220%	03/25/46	55	41,930
Home Equity Asset Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.943%(c)	07/25/34	47	46,109
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	08/25/34	54	53,684
Series 2005-08, Class M2, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)
0.598%(c)	02/25/36	300	287,750
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE05, Class A2B, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
0.258%(c)	08/25/37	1,394	886,081
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.808%(c)	01/25/35	268	259,093

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
New Century Home Equity Loan Trust,
Series 2001-NC01, Class M3
3.511%(cc)	06/20/31	463	$463,494
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.765%)
0.913%(c)	02/25/35	141	137,895
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2005-FM01, Class M3, 1 Month LIBOR + 0.765% (Cap N/A, Floor 0.765%)
0.913%(c)	05/25/35	1,800	1,659,090
Option One Mortgage Loan Trust,
Series 2007-CP01, Class 1A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	03/25/37	168	154,811
Soundview Home Loan Trust,
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	06/25/37	404	329,097
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.088%(c)	11/25/33	13	12,261
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	04/25/37	1,393	710,912

			10,636,039

Other — 0.0%
Mill City Solar Loan Ltd.,
Series 2019-01A, Class A, 144A
4.340%	03/20/43	174	184,341
Sonic Capital LLC,
Series 2020-01A, Class A2I, 144A
3.845%	01/20/50	387	412,655

			596,996

Residential Mortgage-Backed Securities — 0.3%
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.498%(c)	10/25/37	665	668,300
Series 2007-01, Class 1M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.648%(c)	10/25/37	600	597,797
Countrywide Asset-Backed Certificates,
Series 2006-15, Class A6
4.517%(cc)	10/25/46	52	51,133
Series 2007-08, Class 1A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.338%(c)	11/25/37	1,746	1,642,145
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
0.678%(c)	02/25/36	308	306,361
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.608%(c)	05/25/36	1,000	988,759

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.888%(c)	08/25/47	73	$71,859
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A3, 144A, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
0.368%(c)	07/25/37	1,488	1,181,292
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.248%(c)	05/25/37	170	169,658
First Franklin Mortgage Loan Trust,
Series 2005-FF08, Class M2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	09/25/35	600	597,985
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.458%(c)	07/25/36	434	412,264
Series 2006-FF17, Class A2, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	12/25/36	964	837,686
GSAMP Trust,
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	12/25/46	740	474,383
Long Beach Mortgage Loan Trust,
Series 2006-07, Class 2A2, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	08/25/36	159	84,751
RASC Trust,
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.495% (Cap 14.000%, Floor 0.495%)
0.643%(c)	04/25/36	100	97,086
Saxon Asset Securities Trust,
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.458%(c)	09/25/37	140	135,720
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE01, Class A2C, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	07/25/36	555	270,976
Series 2006-HE02, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	07/25/36	111	63,593
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A1, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
0.258%(c)	02/25/37	511	186,160
Series 2007-WMC1, Class 3A3, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.408%(c)	02/25/37	1,444	552,560
Stanwich Mortgage Loan Co. LLC,
Series 2019-NPB01, Class A1, 144A
3.375%	08/15/24	178	177,580
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	1,698	1,792,658

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2020-01, Class A1, 144A
2.710%(cc)	01/25/60		396	$410,546

				11,771,252

Student Loans — 0.0%
KeyCorp Student Loan Trust,
Series 2005-A, Class 2C, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.551%(c)	12/27/38		355	333,770
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A
2.500%	09/16/69		200	201,861
SLM Student Loan Trust,
Series 2003-05, Class A5
—%(p)	06/17/24	EUR	12	14,247
Series 2004-02, Class A5
—%(p)	01/25/24	EUR	17	21,453
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
0.765%(c)	10/25/64		455	448,887
SMB Private Education Loan Trust,
Series 2020-B, Class A1A, 144A
1.290%	07/15/53		365	365,972
Series 2020-B, Class A1B, 144A, 1 Month LIBOR + 1.100%
1.241%(c)	07/15/53		91	91,979

				1,478,169

TOTAL ASSET-BACKED SECURITIES (cost $25,955,274)				25,895,815

BANK LOANS — 0.1%
Commercial Services — 0.0%
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23		81	79,999
Prime Security Services Borrower LLC/Prime Finance, Inc.,
2019 Refinancing Term B-1 Loan, 1 - 3 Month LIBOR + 3.250%
4.250%(c)	09/23/26		147	147,265
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
1.897%(c)	11/16/26		56	55,857

				283,121

Computers — 0.0%
Dell International LLC,
Refinancing Term B-1 Loan, 1 Month LIBOR + 2.000%
2.750%(c)	09/19/25		93	92,884

Diversified Financial Services — 0.0%
Edelman Financial Center LLC (The),
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%
3.149%(c)	07/21/25		19	19,115
Jane Street Group LLC,
Dollar Term Loan, 3 Month LIBOR + 3.000%
3.233%(c)	01/31/25		30	29,403

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Diversified Financial Services (cont’d.)
VFH Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.000%
3.153%(c)	03/01/26	8	$8,223

			56,741

Entertainment — 0.0%
Caesars Resort Collection LLC/CRC Finco, Inc.,
Term B Loan, 1 Month LIBOR + 2.750%
2.897%(c)	12/23/24	133	130,874
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24	82	79,776

			210,650

Food Service — 0.0%
TKC Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
4.750%(c)	02/01/23	108	105,772

Healthcare-Products — 0.0%
AthenaHealth, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 4.500%
4.648%(c)	02/11/26	30	29,401

Healthcare-Services — 0.0%
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
3.500%(c)	08/18/22	193	193,206
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
3.897%(c)	11/17/25	84	83,424
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
3.402%(c)	03/05/26	30	29,367

			305,997

Household Products/Wares — 0.0%
Reynolds Consumer Products LLC,
Initial Term Loan, 1 Month LIBOR + 1.750%
1.897%(c)	02/04/27	28	27,436

Insurance — 0.0%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
3.147%(c)	11/03/24	69	68,186

Leisure Time — 0.0%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	07/31/24	29	28,928

Lodging — 0.0%
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.397%(c)	04/18/24	68	67,445
Hilton Worldwide Finance LLC,
Refinance Series B-2 Term Loan, 1 Month LIBOR + 1.750%
1.898%(c)	06/22/26	78	76,480

			143,925

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media — 0.0%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
1.900%(c)	04/30/25	153	$152,863
Univision Communications, Inc.,
2020 Replacement New First-Lien Term Loans, 3 Month LIBOR + 3.750%
4.750%(c)	03/15/26	176	175,764
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.659%(c)	01/31/28	50	49,473

			378,100

Packaging & Containers — 0.0%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
2.149%(c)	10/01/22	71	71,257
Term X Loan, 1 Month LIBOR + 2.000%
2.149%(c)	01/19/24	51	50,634
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	02/06/23	4	4,197

			126,088

Pharmaceuticals — 0.0%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.148%(c)	06/02/25	31	31,089
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	86	85,619

			116,708

Retail — 0.0%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.897%(c)	11/19/26	127	124,760

Telecommunications — 0.1%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.397%(c)	03/15/27	229	226,320
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
1.897%(c)	03/01/27	67	66,369
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
3.846%(c)	01/31/26	136	134,179

			426,868

TOTAL BANK LOANS (cost $2,549,470)			2,525,565

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
A10 Bridge Asset Financing LLC,
Series 2020-C, Class A, 144A
2.021%	08/15/40	373	372,705

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
AREIT Trust,
Series 2020-CRE04, Class A, 144A, 1 Month LIBOR + 2.620% (Cap N/A, Floor 2.620%)
2.779%(c)	04/15/37		100	$101,051
Bancorp Commercial Mortgage Trust,
Series 2019-CRE06, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.209%(c)	09/15/36		1,158	1,155,537
Business Mortgage Finance 7 PLC (United Kingdom),
Series 07X, Class A1, 3 Month GBP LIBOR + 1.000%
2.048%(c)	02/15/41	GBP	172	235,664
Credit Suisse Mortgage Trust,
Series 2017-CHOP, Class F, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 4.350%)
4.509%(c)	07/15/32		460	342,660
European Loan Conduit No. 36 DAC (Ireland),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 6.000%, Floor 1.000%)
1.000%(c)	02/17/30	EUR	300	363,427
GS Mortgage Securities Corp. II,
Series 2018-SRP05, Class C, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
3.909%(c)	09/15/31		900	638,968
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class XA, IO
1.932%(cc)	11/10/45		952	25,576
IMT Trust,
Series 2017-APTS, Class FFL, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
3.009%(c)	06/15/34		723	668,734
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C02, Class A3, 144A
4.070%	11/15/43		485	484,559
Series 2018-PHMZ, Class M, 144A, 1 Month LIBOR + 8.208% (Cap N/A,
Floor 8.208%)
8.366%(c)	06/15/35		1,000	824,520
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.609%(c)	12/15/31		1,600	1,563,773
Series 2020-MKST, Class G, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.409%(c)	12/15/36		210	177,864
Series 2020-MKST, Class H, 144A, 1 Month LIBOR + 6.750% (Cap N/A, Floor 6.750%)
6.909%(c)	12/15/36		210	168,363
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.109%(c)	01/15/26		500	499,503
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53	CAD	220	177,973

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,432,428)				7,800,877

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BOND — 0.0%
Healthcare-Products
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A
6.250%	12/15/16	(d)	450	$32

(cost $456,753)

CORPORATE BONDS — 5.6%
Aerospace & Defense — 0.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/35		60	61,253
3.550%	03/01/38		10	10,209
3.750%	02/01/50		10	10,469
5.150%	05/01/30		430	520,514
5.705%	05/01/40		100	129,617
5.805%	05/01/50		240	330,100
5.930%	05/01/60		80	113,076
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/40		10	12,999
4.250%	04/01/50		20	27,220
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.250%	05/01/50		200	296,566
Spirit AeroSystems, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.800%
1.017%(c)	06/15/21		100	98,816
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		20	21,313
8.000%	12/15/25		20	22,080

				1,654,232

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
4.800%	02/14/29		40	47,926
5.800%	02/14/39		60	78,920
5.950%	02/14/49		200	279,145
6.200%	02/14/59		230	325,783
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		100	111,444
4.540%	08/15/47		250	277,303
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		30	39,122

				1,159,643

Airlines — 0.0%
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31		180	175,627
British Airways 2019-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
3.350%	12/15/30		95	89,942
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		156	180,627

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Sr. Unsec’d. Notes
2.900%	10/28/24			60	$59,139
3.400%	04/19/21			190	190,924
3.625%	03/15/22			80	82,262
3.800%	04/19/23			20	20,463
7.375%	01/15/26			60	68,740
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25			260	278,342
4.750%	10/20/28			120	130,879
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27			60	64,781
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25			80	90,053

					1,431,779

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
5.375%	05/15/25			30	31,797
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25			20	20,546
NIKE, Inc.,
Sr. Unsec’d. Notes
3.375%	03/27/50			10	12,289

					64,632

Auto Manufacturers — 0.1%
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.660%	02/11/21		EUR	300	366,709
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.514%	02/17/23		EUR	100	121,860
3.087%	01/09/23			200	203,579
3.200%	01/15/21			200	199,841
3.350%	11/01/22			200	203,063
3.370%	11/17/23			300	306,013
4.000%	11/13/30			200	210,128
5.875%	08/02/21			200	204,347
Sr. Unsec’d. Notes, EMTN
—%(p)	05/14/21		EUR	500	606,244
Sr. Unsec’d. Notes, MTN
3.550%	10/07/22	(a)		300	305,473
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
3.550%	07/08/22			300	313,405
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 0.940%
1.168%(c)	03/02/21			200	200,071
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.520%
0.737%(c)	03/15/21			100	99,923

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
2.650%	07/13/22			400	$409,203
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30			310	349,110
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
1.154%(c)	11/12/21			200	201,279
Gtd. Notes, 144A
3.750%	05/13/30			300	346,625
4.000%	11/12/21			200	206,159
Volkswagen International Finance NV (Germany),
Gtd. Notes, 3 Month EURIBOR + 1.550%
1.037%(c)	11/16/24		EUR	500	632,948

					5,485,980

Auto Parts & Equipment — 0.0%
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%
3.750%	09/15/26		EUR	100	125,524
Sr. Sec’d. Notes, 144A, Cash coupon 6.375% or PIK 7.125%
6.375%	05/15/29			200	219,735

					345,259

Banks — 2.2%
ABQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.500%	02/22/22			800	819,068
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(a)(rr)		2,190	2,172,759
Banca Carige SpA (Italy),
Covered Bonds, 3 Month EURIBOR + 1.500%
0.977%(c)	05/25/22		EUR	600	738,876
Covered Bonds, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.189%(c)	10/25/21		EUR	600	737,902
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds
0.875%	10/08/27		EUR	300	387,029
Sr. Unsec’d. Notes, EMTN
2.625%	04/28/25		EUR	100	125,755
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	200	255,325
8.875%(ff)	—	(rr)	EUR	800	998,530
Sub. Notes, 144A
4.875%	04/21/25	(a)		420	455,504
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
2.850%	01/27/23			300	307,217
Banco de Credito del Peru (Peru),
Sub. Notes, 144A, MTN
3.125%(ff)	07/01/30	(a)		380	390,479
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19	(d)	EUR	700	111,170

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
7.625%(ff)	—	(rr)		1,540	$1,744,684
Banco Nacional de Comercio Exterior SNC (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25			630	699,472
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30			1,600	1,602,892
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico),
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25			470	539,860
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	200	249,827
Bancolombia SA (Colombia),
Sr. Unsec’d. Notes
3.000%	01/29/25			610	634,510
Bank Leumi Le-Israel BM (Israel),
Sub. Notes, 144A
3.275%(ff)	01/29/31			610	630,991
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)		60	67,925
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(rr)		590	667,248
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.125%(ff)	—	(rr)		300	323,667
7.250%(ff)	—	(rr)	GBP	200	290,006
7.750%(ff)	—	(rr)		200	214,523
8.000%(ff)	—	(rr)		490	547,106
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.651%(c)	02/15/23			400	403,275
Sr. Unsec’d. Notes
4.375%	01/12/26			200	230,608
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25		EUR	600	808,563
Sub. Notes
4.836%	05/09/28			500	578,257
5.200%	05/12/26			300	349,835
BBVA Bancomer SA (Mexico),
Sub. Notes, 144A
5.125%(ff)	01/18/33			440	474,823
BNP Paribas SA (France),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	EUR	220	284,889
Sr. Unsec’d. Notes, EMTN
3.375%	01/23/26		GBP	600	924,656
BPCE SA (France),
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 1.220%
1.433%(c)	05/22/22			700	708,412
China Development Bank (China),
Unsec’d. Notes, Series 1910
3.650%	05/21/29		CNH	2,700	415,784

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Unsec’d. Notes, Series 1610
3.180%	04/05/26		CNH	2,000	$306,020
Unsec’d. Notes, Series 1613
3.050%	08/25/26		CNH	10,200	1,541,831
Unsec’d. Notes, Series 1710
4.040%	04/10/27		CNH	13,100	2,079,247
Unsec’d. Notes, Series 1715
4.240%	08/24/27		CNH	64,400	10,355,834
Unsec’d. Notes, Series 1805
4.880%	02/09/28		CNH	1,200	201,037
Unsec’d. Notes, Series 1810
4.040%	07/06/28		CNH	12,900	2,049,546
Unsec’d. Notes, Series 1909
3.500%	08/13/26		CNH	15,000	2,319,114
Citigroup, Inc.,
Jr. Sub. Notes, Series P
5.950%(ff)	—	(a)(rr)		590	641,814
Sr. Unsec’d. Notes
8.125%	07/15/39			150	268,382
Sub. Notes
5.300%	05/06/44			100	139,575
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
4.625%(ff)	—	(rr)	EUR	600	799,866
6.625%(ff)	—	(rr)	EUR	1,000	1,255,245
Corp Financiera de Desarrollo SA (Peru),
Sub. Notes
5.250%(ff)	07/15/29			700	762,344
Credit Agricole SA (France),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	230	287,653
7.500%(ff)	—	(rr)	GBP	220	360,268
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23			900	966,246
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
5.250%(ff)	—	(rr)		600	635,829
7.250%(ff)	—	(rr)		200	225,226
7.500%(ff)	—	(rr)		210	228,515
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29			300	339,473
4.207%(ff)	06/12/24			500	541,562
Danske Bank A/S (Denmark),
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	660	842,572
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			200	205,338
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
1.510%(c)	02/04/21			200	200,022
Sr. Unsec’d. Notes
3.547%(ff)	09/18/31	(a)		700	759,502
3.961%(ff)	11/26/25	(a)		400	437,622
4.250%	10/14/21			900	922,386
Sr. Unsec’d. Notes, EMTN
1.750%	01/17/28		EUR	100	128,607

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.625%	12/16/24		GBP	300	$432,487
2.625%	02/12/26		EUR	500	670,298
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22			800	829,547
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
4.223%(ff)	05/01/29			300	355,199
4.750%	10/21/45			110	152,872
Sub. Notes
5.150%	05/22/45			340	475,374
6.750%	10/01/37			200	304,097
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.600%(ff)	—	(rr)		200	203,658
5.875%(ff)	—	(rr)	GBP	200	300,850
6.375%(ff)	—	(rr)		200	218,761
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.220%(c)	05/18/24			200	201,361
Sr. Unsec’d. Notes
2.848%(ff)	06/04/31			300	322,128
3.000%(ff)	07/22/28		GBP	300	458,409
4.583%(ff)	06/19/29			200	236,541
Sub. Notes
6.750%	09/11/28		GBP	100	185,363
ING Bank NV (Netherlands),
Covered Bonds, 144A, MTN
2.625%	12/05/22			300	313,206
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.238%(c)	10/02/23			700	710,648
Sr. Unsec’d. Notes
4.100%	10/02/23			400	439,509
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes
7.750%(ff)	—	(rr)	EUR	500	731,318
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	560	766,995
7.000%(ff)	—	(rr)	EUR	340	416,399
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)		740	757,711
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.522%(ff)	04/22/31			40	42,903
3.109%(ff)	04/22/51			40	44,496
Sub. Notes
2.956%(ff)	05/13/31			210	229,850
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
4.947%(ff)	—	(rr)	EUR	200	262,354
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
1.039%(c)	06/21/21			400	401,261
Sr. Unsec’d. Notes
4.050%	08/16/23			400	436,418
4.375%	03/22/28	(a)		400	474,519

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
4.582%	12/10/25			700		$800,047
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.193%	02/25/25			500		527,452
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.630%
0.837%(c)	05/25/24			400		400,655
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.221%(c)	09/11/24			400		404,313
Sr. Unsec’d. Notes
3.922%(ff)	09/11/24			300		325,856
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
5.597%(ff)	03/24/51			10		16,085
Natwest Group PLC (United Kingdom),
Jr. Sub. Notes
6.000%(ff)	—	(a)(rr)		200		218,921
8.625%(ff)	—	(rr)		200		207,474
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
1.801%(c)	06/25/24			900		916,538
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25			300		331,455
4.519%(ff)	06/25/24			800		873,428
4.892%(ff)	05/18/29			200		240,651
5.076%(ff)	01/27/30			700		860,910
Sub. Notes
5.125%	05/28/24			200		224,412
NORD/LB Luxembourg SA Covered Bond Bank (Luxembourg),
Covered Bonds, EMTN
2.875%	02/16/21			400		401,132
Nykredit Realkredit A/S (Denmark),
Covered Bonds, Series 01E
1.000%	10/01/53		DKK	4,800		795,253
1.500%	10/01/50		DKK	—	(r)	—
2.500%	10/01/47		DKK	29		5,041
3.000%	10/01/47		DKK	10		1,821
Covered Bonds, Series 01EE
1.000%	10/01/50		DKK	27,580		4,563,537
Covered Bonds, Series CCE
1.000%	10/01/50		DKK	11,599		1,929,532
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%
0.672%(c)	05/17/21			400		400,399
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN, SOFR + 1.225%
1.310%(c)	02/12/22			700		700,846
Gtd. Notes, EMTN, 3 Month LIBOR + 1.350%
1.574%(c)	05/31/21			2,000		2,005,306
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes
—%(p)	02/26/21		CAD	5,200		4,083,771
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23			3,010		3,388,856

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24	(a)		800	$841,505
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.474%	07/08/25			400	410,027
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/29/21			1,030	1,032,370
5.125%	05/03/22			650	654,095
UBS AG/Stamford CT (Switzerland),
Sub. Notes
7.625%	08/17/22			400	443,173
UBS Group AG (Switzerland),
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	400	511,849
7.125%(ff)	—	(rr)		400	410,928
Jr. Sub. Notes, 144A
7.000%(ff)	—	(rr)		400	438,058
UniCredit SpA (Italy),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	1,120	1,438,298
7.500%(ff)	—	(rr)	EUR	200	283,117
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23	(a)		2,150	2,536,372
Sub. Notes, 144A, MTN
7.296%(ff)	04/02/34			400	483,579
United Overseas Bank Ltd. (Singapore),
Sub. Notes, 144A, MTN
3.750%(ff)	04/15/29			570	610,445
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	—	(rr)		10	10,126
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
1.741%(ff)	05/04/30		EUR	300	406,580
Sr. Unsec’d. Notes, MTN
4.478%(ff)	04/04/31			30	36,642
5.013%(ff)	04/04/51			780	1,106,666
Sub. Notes, MTN
4.400%	06/14/46			100	124,713

					98,468,869

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40			60	73,367
4.500%	06/01/50			160	201,570
5.550%	01/23/49			300	424,757
5.800%	01/23/59			40	61,151
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	03/15/51			10	10,314
2.600%	06/01/50			10	10,484

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Gtd. Notes
4.750%	11/15/24	30	$34,436

			816,079

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/31	20	21,474

Chemicals — 0.2%
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.125%	07/19/27	2,190	2,265,117
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26	1,150	1,282,660
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25	1,120	1,219,366
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44	1,230	1,537,165
Sociedad Quimica y Minera de Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/22/50	500	574,530
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21	200	201,486

			7,080,324

Commercial Services — 0.2%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119	90	101,378
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48	460	586,935
Sr. Unsec’d. Notes, EMTN
4.700%	09/30/49	480	554,832
Equifax, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%
1.091%(c)	08/15/21	700	701,891
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.600%	12/01/21	800	814,035
4.500%	08/16/21	1,900	1,947,584
Hutama Karya Persero PT (Indonesia),
Gov’t. Gtd. Notes, 144A, MTN
3.750%	05/11/30	800	894,627
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	40	43,874
PSA Treasury Pte Ltd. (Singapore),
Gtd. Notes, GMTN
2.500%	04/12/26	200	214,700

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30		170		$189,350
5.875%	09/15/26		50		52,917
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		70		87,533

					6,189,656

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		300		366,054

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.000%	03/25/30		10		11,497

Diversified Financial Services — 0.5%
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/21		600		606,093
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23		558		593,418
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27		200		214,092
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
3.230%(cc)	12/21/65		630		418,288
Jyske Realkredit A/S (Denmark),
Covered Bonds, Series 111E
2.500%	10/01/47	DKK	10		1,699
Covered Bonds, Series 411E
1.500%	10/01/50	DKK	—	(r)	—
Covered Bonds, Series CCE
1.000%	10/01/50	DKK	28,089		4,674,719
1.000%	10/01/50	DKK	5,792		959,532
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50		120		154,993
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.250%	09/07/21		400		404,226
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.000%	10/01/50	DKK	11,063		1,841,982
Covered Bonds, Series CC2
1.000%	10/01/50	DKK	8,094		1,338,951
2.500%	10/01/47	DKK	—	(r)	19
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		100		108,957
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		30		31,493
5.250%	08/15/22		11		11,528

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
5.500%	02/15/24		70	$76,491
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24		680	851,270
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	10/01/53	DKK	1,500	246,925
Covered Bonds, Series 10F
1.000%	04/01/22	DKK	47,400	7,915,487
Covered Bonds, Series 23S, MTN
2.500%	04/01/47	DKK	8	1,470
REC Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.750%	05/19/23		500	532,800
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.950%	10/24/22		200	204,663
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^		220	205,504

				21,394,600

Electric — 0.2%
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		700	705,507
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		450	562,129
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28		1,290	1,526,262
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,300	1,445,591
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		500	712,273
Kallpa Generacion SA (Peru),
Gtd. Notes, 144A
4.125%	08/16/27		350	378,560
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31		50	49,976
3.300%	08/01/40		20	20,021
3.500%	06/15/25		100	107,679
3.500%	08/01/50		60	59,455
4.000%	12/01/46		100	103,373
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49		580	664,530
Sr. Unsec’d. Notes, EMTN
5.250%	10/24/42		700	827,222
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
0.667%(c)	03/15/21		100	100,063

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Three Gorges Finance I Cayman Islands Ltd. (China),
Gtd. Notes, 144A
3.700%	06/10/25		1,420	$1,549,258

				8,811,899

Engineering & Construction — 0.0%
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23		400	418,797

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	06/01/25		20	20,792

Foods — 0.1%
Auchan Holding SA (France),
Sr. Unsec’d. Notes, EMTN
3.250%	07/23/27	EUR	300	422,770
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.300%	03/15/21		100	100,557
3.650%	03/15/23		115	122,772
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21		400	405,135
3.000%	06/15/22		200	207,294
General Mills, Inc.,
Sr. Unsec’d. Notes
3.200%	04/16/21		100	100,812
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25		7	7,681
4.375%	06/01/46		40	43,107
5.000%	06/04/42		10	11,713
5.200%	07/15/45		40	47,409
Gtd. Notes, 144A
4.250%	03/01/31		10	11,165
4.875%	10/01/49		20	23,211
5.500%	06/01/50		30	37,553
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26		60	62,583
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		600	607,036

				2,210,798

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		240	254,976

Gas — 0.0%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23		100	106,650

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A, 3 Month LIBOR + 0.600%
0.817%(c)	06/15/21		300	$300,654
Grupo Energia Bogota SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.875%	05/15/30	(a)	500	589,940
Southern Co. Gas Capital Corp.,
Gtd. Notes
2.450%	10/01/23		100	104,934

				1,102,178

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.450%	03/01/24		300	324,766
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
0.989%(c)	03/19/21		356	356,054

				680,820

Healthcare-Services — 0.0%
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		30	30,791
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		60	63,216
CommonSpirit Health,
Sr. Sec’d. Notes
3.817%	10/01/49		60	67,807
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		120	161,376
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48		100	127,169
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		40	42,296
5.375%	02/01/25		10	11,238
5.625%	09/01/28		10	11,791
5.875%	02/01/29		20	24,082
7.690%	06/15/25		10	12,021
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/60		10	11,558
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		80	106,439

				669,784

Home Builders — 0.0%
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		20	26,803

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A, 3 Month LIBOR + 0.560%
0.798%(c)	06/24/22			400	$401,933

Insurance — 0.0%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30			70	80,081
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28			400	472,251
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28		EUR	300	407,773
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
3.850%	09/19/23			100	107,569
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44			100	134,841

					1,202,515

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	(a)		2,840	3,027,547
4.050%	08/22/47			150	198,015
4.250%	08/22/57			90	127,398
Prosus NV (China),
Gtd. Notes
4.850%	07/06/27			920	1,057,357
Gtd. Notes, 144A
4.850%	07/06/27			430	494,199
5.500%	07/21/25			240	275,582
Sr. Unsec’d. Notes, 144A
3.832%	02/08/51			1,400	1,372,248
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50			300	311,829

					6,864,175

Investment Companies — 0.0%
MDGH - GMTN BV (United Arab Emirates),
Gtd. Notes, GMTN
3.950%	05/21/50			350	420,310

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24			170	183,300
4.550%	03/11/26			50	56,174
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	(a)		313	459,010

					698,484

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
5.375%	05/01/25			20	21,368

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.750%	05/01/28		10	$10,918
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		70	73,783
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25		10	10,470
3.200%	08/08/24		140	148,413
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		400	448,283
5.400%	08/08/28		200	234,148
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		200	208,929

				1,156,312

Machinery-Diversified — 0.0%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24		500	547,320

Media — 0.1%
Cable Onda SA (Panama),
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30	(a)	550	607,405
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	05/01/32		40	42,702
5.125%	05/01/27		30	31,811
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	(a)	700	698,881
4.464%	07/23/22		220	231,819
4.800%	03/01/50		10	11,874
5.050%	03/30/29		100	121,144
5.750%	04/01/48		100	130,409
6.834%	10/23/55		80	120,047
Comcast Corp.,
Gtd. Notes
3.400%	04/01/30		20	23,063
3.450%	02/01/50		20	23,466
3.700%	04/15/24		200	220,467
3.750%	04/01/40		10	12,047
4.700%	10/15/48		20	27,816
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29		200	225,566
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	170	178,162
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39		170	233,412
5.576%	01/25/49		30	43,762

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Time Warner Cable LLC,
Sr. Sec’d. Notes
7.300%	07/01/38	360	$533,107
Walt Disney Co. (The),
Gtd. Notes
1.750%	01/13/26	100	104,684
2.650%	01/13/31	100	109,589
3.600%	01/13/51	100	121,081

			3,852,314

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24	200	218,993
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24	10	10,939
4.625%	08/01/30	20	22,034
5.450%	03/15/43	50	62,273
Fresnillo PLC (Mexico),
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50	1,550	1,701,604
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
3.875%	10/27/27	280	316,383
4.125%	03/12/24	80	87,778
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.757%	11/15/48	1,500	2,047,665
Sr. Unsec’d. Notes, 144A
6.757%	11/15/48	440	600,648
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40	300	449,437
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	110	121,106

			5,638,860

Miscellaneous Manufacturing — 0.0%
3M Co.,
Sr. Unsec’d. Notes
3.700%	04/15/50	30	37,090
General Electric Co.,
Sr. Unsec’d. Notes
3.450%	05/01/27	100	112,790
3.625%	05/01/30	20	22,788
4.250%	05/01/40	10	11,796
4.350%	05/01/50	20	24,168
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37	100	137,010
6.875%	01/10/39	150	220,614
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	90	121,983

			688,239

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
6.450%	12/13/22	IDR 4,138,100	$305,894

Oil & Gas — 0.7%
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28	160	166,463
5.100%	09/01/40	310	334,828
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.000%	10/15/21	400	410,906
Black Elk Energy LLC Escrow,
Bonds
0.000%	12/01/99^	600	30,521
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50	10	11,085
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	110	121,397
4.375%	03/15/29	150	170,405
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28	150	177,615
Continental Resources, Inc.,
Gtd. Notes, 144A
5.750%	01/15/31	100	111,032
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45	130	153,711
5.600%	07/15/41	50	61,010
5.850%	12/15/25	140	164,494
7.875%	09/30/31	20	27,879
7.950%	04/15/32	10	14,099
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	30	31,504
3.250%	12/01/26	40	42,748
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26	240	276,055
5.875%	05/28/45	780	942,973
6.875%	04/29/30	880	1,132,466
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.950%	04/15/50	20	27,122
EQT Corp.,
Sr. Unsec’d. Notes
3.000%	10/01/22	10	10,107
3.900%	10/01/27	10	9,915
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	190	216,686
4.327%	03/19/50	90	117,472
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.750%	04/19/47	670	898,245

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.375%	10/24/48		660	$950,327
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47		580	777,585
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.161%(s)	10/10/36		1,790	824,418
3.200%	08/15/26		80	74,712
4.100%	02/15/47		80	65,549
4.200%	03/15/48		240	197,643
4.400%	04/15/46		390	337,893
4.500%	07/15/44		150	129,259
4.625%	06/15/45		350	304,986
6.125%	01/01/31		850	909,917
6.450%	09/15/36		100	104,234
6.625%	09/01/30		110	119,359
6.950%	07/01/24		70	76,126
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes
6.350%	12/01/21		8	7,650
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42		1,350	1,735,177
Sr. Unsec’d. Notes, 144A
6.500%	05/27/41		360	486,790
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30	(a)	952	1,064,531
5.299%	01/27/25		869	982,334
6.850%	06/05/2115	(a)	2,240	2,792,089
7.375%	01/17/27		1,330	1,649,885
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32		700	809,200
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44	(a)	1,200	1,029,153
6.375%	01/23/45		190	172,876
6.500%	06/02/41	(a)	580	540,985
6.625%	06/15/35		920	909,599
7.690%	01/23/50		780	787,909
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
4.800%	04/21/60		1,400	2,034,815
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	180	169,901
5.000%	03/15/23	(a)	105	102,902
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
3.500%	11/24/70		300	303,873
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30		20	22,090
3.250%	04/06/50		70	79,045
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		980	1,075,529

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sinopec Group Overseas Development 2016 Ltd. (China),
Gtd. Notes, 144A
2.750%	09/29/26			400	$425,892
Sinopec Group Overseas Development 2017 Ltd. (China),
Gtd. Notes
4.000%	09/13/47			720	846,546
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	10/15/27			50	52,984
5.875%	06/15/28			60	65,390
8.250%	08/01/23			180	204,850
YPF SA (Argentina),
Sr. Unsec’d. Notes, Series XLVI, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 6.000%
38.259%(c)	03/04/21		ARS	3,370	22,890

					28,907,631

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
4.053%(s)	—	(rr)		46	202

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.500%	11/15/23		EUR	400	510,320
4.050%	11/21/39			70	84,575
4.250%	11/21/49			100	125,619
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			130	144,645
9.250%	04/01/26			1,370	1,529,381
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.250%	01/30/30			30	31,442
6.250%	02/15/29			50	54,271
7.250%	05/30/29			20	22,463
Sr. Sec’d. Notes, 144A
5.500%	11/01/25			90	93,055
7.000%	03/15/24			60	61,700
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
1.227%(c)	12/15/23			400	402,835
Gtd. Notes, 144A
3.500%	06/25/21			400	404,665
4.250%	12/15/25			200	228,805
4.375%	12/15/28			300	352,287
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40			370	374,717
3.350%	03/09/21			54	54,286
3.700%	03/09/23			42	44,917
4.125%	04/01/40			40	47,803
4.250%	04/01/50			10	12,491
5.050%	03/25/48			420	568,060
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30			300	306,623

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes, Series 2
3.650%	11/10/21		10	$10,111
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		21	21,215
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		90	89,879
2.800%	07/21/23		20	19,861
3.150%	10/01/26		137	131,686
4.100%	10/01/46		927	826,005
7.125%	01/31/25		280	309,374

				6,863,091

Pipelines — 0.2%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		940	1,169,670
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25		50	53,220
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35		100	112,517
3.701%	01/15/39		150	169,710
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	10/15/28		30	31,600
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	—	(rr)	70	58,251
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36		10	10,663
6.750%	09/15/37		170	183,889
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21		300	301,919
5.000%	05/15/50		80	86,401
5.950%	10/01/43		80	90,688
6.000%	06/15/48		100	118,570
6.500%	02/01/42		60	73,183
Jr. Sub. Notes, Series B
6.625%(ff)	—	(rr)	50	42,330
Jr. Sub. Notes, Series F
6.750%(ff)	—	(rr)	160	148,028
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	130	124,289
Enterprise Products Operating LLC,
Gtd. Notes
4.250%	02/15/48		100	116,765
5.100%	02/15/45		30	38,341
5.375%(ff)	02/15/78		90	89,755
5.950%	02/01/41		40	54,500
6.125%	10/15/39		60	83,013
6.450%	09/01/40		80	114,390

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
KazTransGas JSC (Kazakhstan),
Gtd. Notes, 144A
4.375%	09/26/27		660	$762,569
Kinder Morgan Energy Partners LP,
Gtd. Notes
6.375%	03/01/41		110	144,229
6.500%	09/01/39		120	157,253
6.550%	09/15/40		110	145,530
Gtd. Notes, MTN
6.950%	01/15/38		10	13,690
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34		100	122,378
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47		150	184,600
5.500%	02/15/49	(a)	170	223,108
Oleoducto Central SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.000%	07/14/27		1,300	1,412,750
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		220	241,242
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
4.500%	05/15/30		100	118,731
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47		150	167,611
6.100%	02/15/42		40	45,479
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		150	150,780
5.375%	02/01/27		10	10,502
5.500%	03/01/30		20	21,696
Gtd. Notes, 144A
4.875%	02/01/31		30	32,648
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		240	314,839
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		550	651,051
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		100	102,345
4.100%	02/01/25		30	30,793
4.500%	03/01/28		110	113,948
4.650%	07/01/26		20	20,975
4.750%	08/15/28		110	114,814
5.050%	02/01/30		140	156,102
5.300%	03/01/48		60	59,406
5.450%	04/01/44		180	181,853
5.500%	08/15/48		170	166,758
6.250%	02/01/50		30	32,950

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		110	$125,758
5.100%	09/15/45		10	12,431
5.750%	06/24/44		150	193,655
6.300%	04/15/40		80	106,540
8.750%	03/15/32		240	349,553

				9,960,259

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.400%	07/06/22	EUR	200	248,148

Real Estate — 0.1%
China Overseas Finance Cayman V Ltd. (China),
Gtd. Notes, Series A
3.950%	11/15/22		265	276,728
China Overseas Finance Cayman VIII Ltd. (China),
Gtd. Notes, EMTN
2.375%	03/02/25		400	408,409
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
4.750%	09/28/23		700	717,580
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.875%	02/15/22		200	205,214
Tesco Property Finance 5 PLC (United Kingdom),
Sr. Sec’d. Notes
5.661%	10/13/41	GBP	110	206,155

				1,814,086

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
3.000%	06/15/23		800	848,583
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		100	107,949
SL Green Operating Partnership LP,
Gtd. Notes
3.250%	10/15/22		300	309,465
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26	EUR	600	803,368

				2,069,365

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		20	20,047
4.250%	05/15/24		16	16,319
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.350%	04/15/50		10	11,920
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.500%	04/15/30		10	12,404

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
4.250%	12/08/23		GBP	300	$429,823
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
0.652%(c)	10/28/21			900	902,424
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50			10	12,804
4.450%	03/01/47			130	168,073
4.450%	09/01/48			67	87,211

					1,661,025

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.000%	01/27/23			200	206,482
3.766%(ff)	03/08/24	(a)		800	851,412
4.302%(ff)	03/08/29			200	232,841

					1,290,735

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26			208	230,727
4.150%	11/15/30			140	161,970
Intel Corp.,
Sr. Unsec’d. Notes
4.750%	03/25/50			110	153,354
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/40			10	11,952
3.500%	04/01/50			60	72,646
3.700%	04/01/60			20	25,626
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			500	546,992

					1,203,267

Software — 0.0%
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR	100	124,631
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26			500	559,757

					684,388

Telecommunications — 0.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			420	441,756
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28			300	306,477
3.100%	02/01/43			100	101,446
3.300%	02/01/52			100	99,085

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		50	$49,385
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes
5.125%	01/15/28		340	360,999
Sr. Unsec’d. Notes, 144A
6.250%	03/25/29		360	406,424
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		50	79,153
Sprint Communications, Inc.,
Gtd. Notes
11.500%	11/15/21		30	32,593
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		1,200	1,248,539
7.875%	09/15/23		30	34,715
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		188	189,231
4.738%	09/20/29		200	217,122
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.462%	02/16/21		400	402,262
Telstra Corp. Ltd. (Australia),
Gtd. Notes, 144A
4.800%	10/12/21		1,500	1,551,596
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/15/30		30	34,705
4.500%	04/15/50		50	61,882
Turk Telekomunikasyon A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25	(a)	810	893,235
VEON Holdings BV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27		1,300	1,338,709
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.850%	11/01/42		10	11,847

				7,861,161

Transportation — 0.0%
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
4.700%	05/07/50		500	628,341
ENA Master Trust (Panama),
Sr. Sec’d. Notes, 144A
4.000%	05/19/48		500	538,413
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		130	154,301

				1,321,055

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24		915	$947,684
5.750%	11/15/23		20	20,624
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, EMTN
1.900%	07/21/21		1,900	1,915,497
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25		700	784,151
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21		200	201,740
3.000%	07/15/22		400	410,195

				4,279,891

TOTAL CORPORATE BONDS (cost $230,789,413)				248,627,585

FOREIGN TREASURY OBLIGATION — 0.0%
Brazil Letras do Tesouro Nacional
5.430%(s) 01/01/24		BRL	14,165	2,335,191

(cost $2,344,601)

MUNICIPAL BONDS — 0.0%
Illinois — 0.0%
City of Chicago,
General Obligation Unlimited, Series B
5.630%	01/01/22		45	45,443

Michigan — 0.0%
City of Detroit,
General Obligation Limited, Series B-1
4.000%(cc)	04/01/44		70	56,121

TOTAL MUNICIPAL BONDS (cost $103,721)				101,564

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Alternative Loan Trust,
Series 2005-29CB, Class A4
5.000%	07/25/35		98	78,812
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.540%)
0.688%(c)	08/25/35		642	434,011
Series 2006-OA12, Class A1B, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.342%(c)	09/20/46		264	234,076
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.332%(c)	02/20/47		429	328,008
Series 2007-OA06, Class A1B, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	06/25/37		121	110,401
American Home Mortgage Assets Trust,
Series 2006-01, Class 2A1, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.528%(c)	05/25/46		69	59,815

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
1.309%(c)	02/25/47		577	$329,495
Avon Finance No. 2 PLC (United Kingdom),
Series 2A, Class A, 144A, 3 Month Sterling Overnight Index Average + 0.900%
0.954%(c)	09/20/48	GBP	292	399,409
Banc of America Funding Trust,
Series 2005-07, Class 4A3
5.750%	11/25/35		100	103,865
Series 2006-I, Class 4A1
3.112%(cc)	10/20/46		66	55,985
Series 2015-R02, Class 9A2, 144A
0.421%(cc)	03/27/36		1,626	1,503,521
Banc of America Mortgage Trust,
Series 2005-H, Class 2A5
2.998%(cc)	09/25/35		41	38,530
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-01, Class 2A1
3.328%(cc)	03/25/35		11	11,003
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.276%(cc)	07/25/37		23	21,104
Citicorp Mortgage Securities Trust,
Series 2007-03, Class 1A1
6.000%	04/25/37		5	4,824
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
3.361%(cc)	09/25/37		52	50,484
Series 2007-AR04, Class 1A1A
3.849%(cc)	03/25/37		333	324,032
Series 2015-02, Class 1A1, 144A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.350%(c)	06/25/47		85	84,353
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34		49	50,028
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.366%(cc)	01/19/34		9	8,799
Series 2004-12, Class 12A1
3.059%(cc)	08/25/34		9	8,915
Series 2006-06, Class A4
6.000%	04/25/36		40	30,128
Credit Suisse Mortgage Trust,
Series 2006-07, Class 6A3
5.500%	08/25/36		421	381,269
Series 2019-RPL08, Class A1, 144A
3.322%(cc)	10/25/58		179	180,012
Series 2019-RPL09, Class A1, 144A
3.036%(cc)	10/27/59		661	667,613
Durham Mortgages A PLC (United Kingdom),
Series 2018-AX, Class A, 3 Month GBP LIBOR + 0.550% (Cap N/A, Floor 0.000%)
0.601%(c)	03/31/53	GBP	285	390,195

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
0.243%(c)	06/15/40	GBP	200	$256,917
Eurosail PLC (United Kingdom),
Series 2006-04X, Class A3A
—%(p)	12/10/44	EUR	62	75,747
Series 2006-04X, Class A3C, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.198%(c)	12/10/44	GBP	150	202,742
Eurosail-UK PLC (United Kingdom),
Series 2007-03A, Class A3C, 144A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
0.991%(c)	06/13/45	GBP	42	57,283
Series 2007-03X, Class A3A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
0.991%(c)	06/13/45	GBP	126	171,871
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.148%(c)	07/25/24		468	453,878
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
5.148%(c)	07/25/25		85	86,053
Series 2018-C05, Class 1B1, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.398%(c)	01/25/31		350	357,207
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.077%(c)	12/25/50		250	249,999
Freddie Mac REMICS,
Series 3397, Class FC, 1 Month LIBOR + 0.600% (Cap 7.000%, Floor 0.600%)
0.759%(c)	12/15/37		15	15,621
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.499%(c)	07/15/44		275	276,327
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.609%(c)	09/15/42		155	156,843
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2017-DNA02, Class B1, 1 Month LIBOR + 5.150% (Cap N/A, Floor 0.000%)
5.298%(c)	10/25/29		1,190	1,264,140
Government National Mortgage Assoc.,
Series 2015-H18, Class FB, 1 Month LIBOR + 0.600% (Cap 7.500%, Floor 0.600%)
0.740%(c)	07/20/65		584	587,546
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.820%(c)	08/20/61		5	4,663
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.140%(c)	01/20/66		630	643,103
Series 2017-121, Class PE
3.000%	07/20/46		32	32,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
1.904%(c)	04/20/67		317	$323,116
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
0.599%(c)	08/20/68		459	454,296
GreenPoint Mortgage Funding Trust,
Series 2006-AR04, Class A6A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	09/25/46		94	87,547
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750% (Cap N/A, Floor 1.750%)
2.930%(c)	03/25/33		21	21,033
Series 2005-AR01, Class 1A1
2.636%(cc)	01/25/35		3	3,141
Series 2005-AR03, Class 6A1
3.463%(cc)	05/25/35		61	58,682
HarborView Mortgage Loan Trust,
Series 2005-09, Class B1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.052%(c)	06/20/35		490	472,155
Series 2005-13, Class 2A11, 1 Month LIBOR + 0.560% (Cap 11.000%, Floor 0.560%)
0.712%(c)	02/19/36		101	72,811
Series 2007-05, Class A1A, 1 Month LIBOR + 0.190% (Cap 11.500%, Floor 0.000%)
0.342%(c)	09/19/37		26	24,909
Hawksmoor Mortgages (United Kingdom),
Series 2019-01A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.050% (Cap N/A, Floor 0.000%)
1.104%(c)	05/25/53	GBP	1,099	1,504,954
HomeBanc Mortgage Trust,
Series 2005-03, Class M4, 1 Month LIBOR + 1.005% (Cap 11.500%, Floor 1.005%)
1.153%(c)	07/25/35		360	353,847
Impac CMB Trust,
Series 2004-11, Class 2A1, 1 Month LIBOR + 0.660% (Cap 11.750%, Floor 0.660%)
0.808%(c)	03/25/35		52	52,066
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
3.250%(cc)	11/25/35		3	3,134
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.338%(c)	09/25/46		88	79,772
JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 1A1, 1 Month LIBOR + 0.460% (Cap 11.500%, Floor 0.460%)
0.608%(c)	03/25/36		666	623,102
Series 2006-A05, Class 1A4, 1 Month LIBOR + 0.480% (Cap 11.500%, Floor 0.480%)
0.628%(c)	10/25/36		515	497,806
JPMorgan Mortgage Trust,
Series 2005-A06, Class 2A1
3.011%(cc)	08/25/35		11	11,448

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-A01, Class 1A1
3.260%(cc)	07/25/35		13	$13,214
JUPIT (United Kingdom),
Series 01A, Class A , 3 Month Sterling Overnight Index Average + 0.090%
0.000%(c)	06/01/60^	GBP	700	948,921
Lehman Mortgage Trust,
Series 2006-05, Class 2A2, IO, 1 Month LIBOR x (1) + 7.150% (Cap 7.150%, Floor 0.000%)
7.002%(c)	09/25/36		252	68,914
Lehman XS Trust,
Series 2007-20N, Class A1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.298%(c)	12/25/37		483	485,471
Ludgate Funding PLC (United Kingdom),
Series 2008-W01X, Class A1, 3 Month GBP LIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.661%(c)	01/01/61	GBP	138	184,691
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, 3 Month GBP LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.693%(c)	12/15/49	GBP	429	574,467
Mellon Residential Funding Corporation Mortgage Pass-Through Certificates Trust,
Series 1999-TBC3, Class A2
2.610%(cc)	10/20/29		6	6,173
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
2.225%(cc)	02/25/33		23	21,965
MFA Trust,
Series 2020-NQM02, Class A1, 144A
1.381%(cc)	04/25/65		660	660,405
New Residential Mortgage Loan Trust,
Series 2019-RPL02, Class A1, 144A
3.250%(cc)	02/25/59		654	693,088
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		1,365	1,434,406
Series 2020-RPL01, Class A1, 144A
2.750%(cc)	11/25/59		442	464,644
Newgate Funding PLC (United Kingdom),
Series 2007-02X, Class A2, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.173%(c)	12/15/50	GBP	8	11,232
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.043%(c)	12/15/50	GBP	595	796,751
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.293%(c)	12/15/50	GBP	162	206,725
RALI Trust,
Series 2006-QA01, Class A21
4.466%(cc)	01/25/36		925	812,904
Series 2007-QH08, Class A
1.641%(cc)	10/25/37		262	244,302
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	02/25/47		564	296,374

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust,
Series 2005-A15, IO Class 2A11, 1 Month LIBOR x (1) + 5.550% (Cap 5.550%, Floor 0.000%)
5.402%(c)	02/25/36		1,579	$342,154
RESIMAC Bastille Trust (Australia),
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.083%(c)	09/05/57		291	290,595
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.203%(c)	12/15/43	GBP	188	244,632
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		4	3,826
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS02X, Class A2C
—%(p)	06/12/44	EUR	474	558,543
Series 2006-NS03X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.191%(c)	06/12/44	GBP	610	792,653
Seasoned Credit Risk Transfer Trust,
Series 2020-03, Class M, 144A
4.250%(cc)	05/25/60		260	257,422
Sequoia Mortgage Trust,
Series 2003-04, Class 2A1, 1 Month LIBOR + 0.700% (Cap 11.500%, Floor 0.700%)
0.852%(c)	07/20/33		53	51,277
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.400% (Cap 11.500%, Floor 0.400%)
0.552%(c)	07/20/36		24	23,233
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.652%(c)	07/19/35		90	86,123
Series 2006-AR06, Class 2A1, 1 Month LIBOR + 0.190% (Cap 10.500%, Floor 0.190%)
0.338%(c)	07/25/46		106	84,802
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
0.268%(c)	08/25/36		349	321,646
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.438%(c)	10/25/36		243	209,420
Thornburg Mortgage Securities Trust,
Series 2003-05, Class 1A
2.183%(cc)	10/25/43		25	24,832
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
1.589%(c)	06/25/47		19	18,767
Series 2007-03, Class 4A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
1.589%(c)	06/25/47		11	10,766

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, 3 Month Sterling Overnight Index Average + 0.900% (Cap N/A, Floor 0.000%)
0.956%(c)	07/20/45	GBP	817	$1,117,907
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, 3 Month GBP LIBOR + 1.025% (Cap N/A, Floor 0.000%)
1.073%(c)	10/20/51	GBP	1,527	2,093,290
Series 2020-A14X, Class A, 3 Month Sterling Overnight Index Average + 0.900%
0.955%(c)	05/20/45	GBP	289	394,305
Trinity Square PLC (United Kingdom),
Series 2015-01A, Class A, 144A, 3 Month GBP LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.196%(c)	07/15/51	GBP	242	331,327
Wachovia Mortgage Loan Trust,
Series 2006-ALT01, Class A3, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.608%(c)	01/25/37		414	230,262
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR10, Class 3A1
2.367%(cc)	08/25/35		1	496
Series 2005-AR14, Class 2A1
3.117%(cc)	12/25/35		62	61,508
Series 2006-AR07, Class 3A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.003%(c)	07/25/46		179	168,831
Series 2006-AR14, Class 1A4
2.644%(cc)	11/25/36		127	125,967
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2005-11, Class A8
5.750%	01/25/36		438	415,191

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $31,028,081)				31,609,493

SOVEREIGN BONDS — 4.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		1,620	1,737,190
4.125%	10/11/47		500	629,142
Sr. Unsec’d. Notes, 144A, MTN
2.500%	04/16/25		500	534,491
3.125%	04/16/30		1,360	1,536,151
3.875%	04/16/50		500	610,663
Sr. Unsec’d. Notes, EMTN
3.125%	04/16/30		600	677,714
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
8.250%	05/09/28		1,010	970,181
Argentina Bocon (Argentina),
Unsec’d. Notes, Series PR15, Argentina Deposit Rates Badlar Private
Banks ARS 30 to 35 Days + 0.000%
34.109%(c)	10/04/22	ARS	51	320
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30		824	335,240

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
0.125%(cc)	07/09/35		660	$241,060
0.125%(cc)	01/09/38		3,600	1,474,511
1.000%	07/09/29		125	54,446
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	2,940	2,788,676
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,310	958,941
Sr. Unsec’d. Notes, Series 22CI
1.250%	02/21/22	AUD	940	865,481
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25	AUD	1,430	1,661,461
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes, EMTN
4.900%	09/15/21	EUR	100	126,384
Avi Funding Co. Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25		850	955,596
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
5.750%	01/16/24		700	696,505
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
5.625%	09/30/31		250	264,833
6.750%	09/20/29		800	918,912
Sr. Unsec’d. Notes, 144A
7.500%	09/20/47		1,000	1,173,345
Bonos del Tesoro Nacional en Pesos Badlar (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
36.174%(c)	04/03/22	ARS	7,020	45,560
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/23	BRL	2,147	456,490
10.000%	01/01/25	BRL	5,250	1,168,587
10.000%	01/01/27	BRL	4,835	1,098,379
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		290	322,616
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26	CAD	939	975,751
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
1.250%	01/29/40	EUR	300	385,901
China Development Bank (China),
Unsec’d. Notes, Series 1905
3.480%	01/08/29	CNH	2,700	411,557
Unsec’d. Notes, Series 1915
3.450%	09/20/29	CNH	2,300	349,104
China Government Bond (China),
Bonds, Series INBK
2.850%	06/04/27	CNH	16,800	2,535,068
Bonds, Series 1617
2.740%	08/04/26	CNH	8,400	1,273,877
Bonds, Series 1725
3.820%	11/02/27	CNH	1,500	241,793

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes
3.310%	11/30/25	CNH	2,500	$393,362
3.380%	11/21/24	CNH	2,000	314,659
3.390%	05/21/25	CNH	2,000	314,979
3.480%	06/29/27	CNH	5,500	879,674
4.290%	05/22/29	CNH	1,000	169,035
Unsec’d. Notes, Series 1604
2.850%	01/28/26	CNH	2,900	443,764
Unsec’d. Notes, Series 1623
2.700%	11/03/26	CNH	5,500	830,940
Ciudad Autonoma de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27		650	543,872
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45		890	1,088,065
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
4.375%	04/30/25		500	466,642
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds
0.100%	04/15/23	EUR	325	408,119
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25		2,290	2,585,473
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		200	221,669
5.500%	01/27/25		525	592,739
5.875%	01/30/60		350	385,616
6.000%	07/19/28		300	360,260
6.400%	06/05/49		150	176,102
6.850%	01/27/45		490	597,456
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
5.532%(s)	07/31/30		120	56,744
0.500%(cc)	07/31/30		529	340,263
0.500%(cc)	07/31/35		2,117	1,154,621
0.500%(cc)	07/31/40		36	18,106
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28		1,220	1,340,342
7.903%	02/21/48		200	217,390
Sr. Unsec’d. Notes, 144A
6.875%	04/30/40		420	432,161
7.625%	05/29/32		1,090	1,236,006
8.875%	05/29/50		500	587,157
Sr. Unsec’d. Notes, 144A, MTN
8.500%	01/31/47		200	226,673
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		700	663,158
7.125%	01/20/50		200	178,353
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes
6.625%	12/11/24		400	407,105
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
—%(p)	07/04/35	EUR	400	502,233

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 1.020%
1.271%(c)	03/28/22		300	$300,263
Finance Department Government of Sharjah (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50		1,410	1,440,550
French Republic Government Bond OAT (France),
Bonds
0.250%	07/25/24	EUR	743	967,927
Bonds, 144A
0.100%	03/01/26	EUR	2,092	2,759,988
0.750%	05/25/52	EUR	800	1,089,657
1.500%	05/25/50	EUR	1,300	2,117,248
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		1,045	1,400,880
Bank Gtd. Notes, 144A
10.750%	10/14/30		200	268,111
Sr. Unsec’d. Notes, 144A
7.625%	05/16/29		900	958,107
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/32		350	426,711
Hellenic Republic Government Bond (Greece),
Bonds
3.750%	01/30/28	EUR	2,980	4,480,003
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28		720	806,736
4.200%	10/15/50		1,530	1,826,169
4.450%	04/15/70		720	885,114
Sr. Unsec’d. Notes, EMTN
5.250%	01/17/42		810	1,048,931
Indonesia Treasury Bond (Indonesia),
Bonds, Series 059
7.000%	05/15/27	IDR	17,804,000	1,359,060
Bonds, Series 056
8.375%	09/15/26	IDR	331,000	27,008
Bonds, Series 068
8.375%	03/15/34	IDR	22,538,000	1,866,898
Bonds, Series 071
9.000%	03/15/29	IDR	19,859,000	1,676,145
Bonds, Series 072
8.250%	05/15/36	IDR	28,442,000	2,364,082
Bonds, Series 076
7.375%	05/15/48	IDR	4,176,000	311,272
Bonds, Series 078
8.250%	05/15/29	IDR	11,200,000	913,606
Bonds, Series 079
8.375%	04/15/39	IDR	15,052,000	1,266,074
Bonds, Series 082
7.000%	09/15/30	IDR	14,247,000	1,092,473
Bonds, Series 087
6.500%	02/15/31	IDR	1,835,000	137,040
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	1,300	444,186

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 0421
1.000%	04/30/21		ILS	6,100	$1,904,839
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.875%	07/03/50			400	481,421
4.500%	04/03/2120			1,000	1,324,820
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes
0.350%	02/01/25		EUR	1,100	1,373,252
Sr. Unsec’d. Notes, 144A
1.700%	09/01/51		EUR	450	584,912
1.850%	07/01/25		EUR	600	797,638
3.850%	09/01/49		EUR	1,700	3,281,994
Sr. Unsec’d. Notes, Series I CPI, 144A
1.400%	05/26/25		EUR	7,100	9,178,426
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32		EUR	1,170	1,467,751
6.125%	06/15/33			800	901,573
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28	(a)		1,200	1,463,601
7.875%	07/28/45			400	572,830
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	04/24/23			800	851,058
Sr. Unsec’d. Notes, EMTN
3.000%	03/12/24			500	538,909
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
7.375%	10/10/47			360	420,283
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47			515	601,238
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28			780	875,177
8.000%	05/22/32			400	466,500
Lithuania Government Bond (Lithuania),
Bonds, Series 3YR
0.100%	04/01/23		EUR	600	739,087
Bonds, Series 5YR
0.400%	08/16/23		EUR	600	745,644
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21			100	101,100
6.625%	02/01/22			1,100	1,175,248
Malaysia Government Bond (Malaysia),
Bonds, Series 0119
3.906%	07/15/26		MYR	1,400	377,005
Bonds, Series 0307
3.502%	05/31/27		MYR	900	238,515
Malaysia Government Investment Issue (Malaysia),
Bonds, Series 0119
4.130%	07/09/29		MYR	600	165,002
Bonds, Series 0419
3.655%	10/15/24		MYR	600	157,738

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47		MXN	60,310	$3,573,482
Bonds, Series M
7.750%	05/29/31		MXN	4,800	283,169
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	18,650	1,103,697
7.750%	11/13/42		MXN	130,406	7,545,118
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.900%	04/27/25			900	1,013,176
4.600%	01/23/46			3,720	4,355,529
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.000%	12/15/50			600	619,167
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.750%	11/20/25		AUD	500	607,778
New Zealand Government Bond (New Zealand),
Bonds
1.750%	05/15/41		NZD	200	142,077
Sr. Unsec’d. Notes
1.500%	05/15/31		NZD	300	226,646
New Zealand Government Inflation Linked Bond (New Zealand),
Sr. Unsec’d. Notes, TIPS
2.000%	09/20/25		NZD	1,000	893,928
Sr. Unsec’d. Notes, Series 0930
3.000%	09/20/30		NZD	300	316,049
Sr. Unsec’d. Notes, Series 0935
2.500%	09/20/35		NZD	200	215,345
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30			400	431,463
7.625%	11/21/25			500	574,503
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27			300	323,670
7.625%	11/28/47			550	579,886
Northern Territory Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.000%	04/21/31		AUD	400	321,856
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.750%	01/17/48			780	773,236
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28			1,130	1,152,321
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29			410	423,894
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60	(a)		1,050	1,238,503
4.500%	04/01/56			1,300	1,678,322
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31			450	543,878
5.400%	03/30/50			400	506,325
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.940%	02/12/29		PEN	1,300	447,826

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.150%	08/12/32		PEN	2,600	$880,068
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.862%	12/01/32			300	303,556
2.392%	01/23/26			615	656,213
2.783%	01/23/31			1,750	1,924,182
5.625%	11/18/50	(a)		525	825,044
5.940%	02/12/29		PEN	2,700	929,901
5.940%	02/12/29		PEN	200	68,896
6.350%	08/12/28		PEN	2,500	877,509
6.550%	03/14/37			210	318,906
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29		PEN	300	103,322
6.350%	08/12/28		PEN	2,000	702,007
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.700%	02/02/42			795	922,528
3.950%	01/20/40			250	297,642
5.000%	01/13/37			600	792,790
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24			980	401,800
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes
7.450%	09/01/24			200	122,777
Sr. Unsec’d. Notes, 144A
7.125%	06/10/21			350	231,255
7.450%	09/01/24			780	478,829
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.875%	04/23/23			300	322,533
4.000%	03/14/29			200	237,239
Sr. Unsec’d. Notes, 144A
3.400%	04/16/25			1,480	1,634,140
4.400%	04/16/50			1,300	1,697,466
4.817%	03/14/49			1,260	1,719,804
5.103%	04/23/48			650	913,777
Republic of Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29			380	383,240
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23			300	348,412
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes, Series 2037
8.500%	01/31/37		ZAR	5,000	282,459
Sr. Unsec’d. Notes, Series R209
6.250%	03/31/36		ZAR	11,640	547,031
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28			430	448,087
5.375%	07/24/44			320	314,049
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
3.000%	02/14/31			390	418,230
Unsec’d. Notes, 144A
2.625%	12/02/40		EUR	100	130,206

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	200	$248,764
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6209
7.600%	07/20/22	RUB	61,390	871,267
Bonds, Series 6212
7.050%	01/19/28	RUB	146,184	2,134,048
Bonds, Series 6219
7.750%	09/16/26	RUB	18,090	271,051
Bonds, Series 6221
7.700%	03/23/33	RUB	11,090	168,953
Bonds, Series 6224
6.900%	05/23/29	RUB	219,050	3,185,613
Bonds, Series 6225
7.250%	05/10/34	RUB	86,430	1,268,781
Bonds, Series 6226
7.950%	10/07/26	RUB	18,030	273,391
Bonds, Series 6228
7.650%	04/10/30	RUB	27,440	418,443
Bonds, Series 6230
7.700%	03/16/39	RUB	319,451	4,934,659
Bonds, Series 6232
6.000%	10/06/27	RUB	127,000	1,750,184
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42		1,800	2,505,072
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28		2,200	2,467,348
4.625%	10/04/47		1,430	1,769,966
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	07/30/24		300	330,615
Unsec’d. Notes, 144A
6.250%	05/23/33		1,050	1,179,455
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	800	1,011,909
1.250%	10/31/30	EUR	1,300	1,775,481
1.400%	07/30/28	EUR	1,800	2,464,315
1.850%	07/30/35	EUR	600	888,071
1.950%	07/30/30	EUR	1,300	1,884,142
Sr. Unsec’d. Notes, Series 5YR, 144A
0.250%	07/30/24	EUR	800	1,004,842
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26		520	297,857
State of Israel (Israel),
Sr. Unsec’d. Notes
3.800%	05/13/60		400	476,103
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
0.750%	07/16/25		700	700,899
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
4.250%	12/20/32	AUD	300	301,474

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26			840	$831,972
4.875%	04/16/43			490	429,512
5.750%	03/22/24			600	631,520
5.750%	05/11/47			770	733,137
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
9.750%	11/01/28			1,010	1,243,697
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	570	664,705
7.253%	03/15/33			900	983,508
7.375%	09/25/32			670	737,198
7.750%	09/01/26	(a)		400	451,152
United Kingdom Gilt (United Kingdom),
Bonds
0.625%	10/22/50		GBP	300	397,518
1.750%	01/22/49		GBP	200	343,986
4.250%	03/07/36		GBP	1,800	3,816,718
4.500%	09/07/34		GBP	500	1,057,190
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31			720	884,164
5.100%	06/18/50	(a)		750	1,050,682

TOTAL SOVEREIGN BONDS (cost $193,851,150)					208,592,568

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Federal National Mortgage Assoc.
2.000%	TBA			1,600	1,661,811
2.000%	TBA			38,000	39,334,404
2.500%	TBA			13,300	13,973,295
2.500%	06/01/50			377	397,328
3.000%	TBA			1,600	1,677,616
3.000%	10/01/49			460	499,525
3.500%	TBA			3,448	3,649,264
3.500%	10/01/34			65	69,441
3.500%	05/01/49			143	157,039
3.500%	02/01/50			225	241,205
3.500%	01/01/59			327	360,838
4.000%	TBA			3,100	3,310,455
4.000%	TBA			30,162	32,254,435
4.000%	03/01/49			275	292,479
4.000%	07/01/49			382	408,164
Government National Mortgage Assoc.
2.000%	TBA			3,000	3,126,793
2.500%	TBA			5,200	5,483,159

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $106,600,659)					106,897,251

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds
1.125%	08/15/40			240	227,100
1.250%	05/15/50			13,550	12,283,922
1.375%	11/15/40			3,590	3,547,930
1.375%	08/15/50			920	860,487
1.625%	11/15/50			3,420	3,402,366
2.000%	02/15/50			640	694,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/22	(k)	19,320	$19,722,904
0.125%	07/15/22		2,174	2,241,901
0.125%	01/15/23		12,380	12,863,964
0.125%	10/15/24		10,859	11,643,608
0.125%	04/15/25		11,180	12,023,360
0.125%	07/15/26		12,721	13,985,430
0.125%	01/15/30		18,551	20,688,454
0.125%	07/15/30		6,195	6,950,068
0.250%	07/15/29		3,074	3,480,397
0.250%	02/15/50		1,458	1,736,695
0.375%	07/15/23		2,832	3,000,975
0.375%	07/15/25		4,722	5,185,213
0.375%	01/15/27		4,290	4,787,000
0.375%	07/15/27		17,500	19,685,754
0.500%	04/15/24		20,649	22,132,923
0.500%	01/15/28		18,185	20,605,680
0.625%	04/15/23		13,607	14,328,725
0.625%	01/15/24		1,523	1,635,257
0.625%	01/15/26		6,553	7,313,857
0.625%	02/15/43		4,813	5,991,031
0.750%	07/15/28		24,761	28,805,838
0.750%	02/15/42		8,136	10,346,513
0.750%	02/15/45		553	712,673
0.875%	01/15/29		13,818	16,239,542
0.875%	02/15/47		1,485	1,995,104
1.000%	02/15/46		6,077	8,283,368
1.000%	02/15/48		1,928	2,682,318
1.000%	02/15/49		135	189,270
1.375%	02/15/44		8,502	12,234,326
1.750%	01/15/28	(k)	870	1,067,255
2.000%	01/15/26		4,043	4,805,811
2.125%	02/15/40		3,289	5,088,790
2.125%	02/15/41		7,217	11,307,949
2.375%	01/15/27		65	80,286
2.500%	01/15/29	(k)	303	398,164
3.375%	04/15/32		398	605,351
3.625%	04/15/28		16,529	22,729,593
3.875%	04/15/29	(h)(u)	238	342,199
U.S. Treasury Notes
0.250%	06/30/25		280	279,256
0.625%	11/30/27		1,650	1,648,969
0.625%	12/31/27		60	59,906
0.625%	05/15/30		1,200	1,172,812
1.625%	08/15/29		400	427,750
1.750%	12/31/24	(h)	150	158,883
2.875%	04/30/25	(h)	1,500	1,666,406

TOTAL U.S. TREASURY OBLIGATIONS (cost $349,920,020)				364,348,133

TOTAL LONG-TERM INVESTMENTS (cost $3,060,476,210)				3,720,319,788

			Shares

SHORT-TERM INVESTMENTS — 20.9%

AFFILIATED MUTUAL FUNDS — 11.4%
PGIM Core Ultra Short Bond Fund(w)(vv)			450,433,845	450,433,845

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
PGIM Institutional Money Market Fund (cost $53,445,401; includes $53,436,566 of cash collateral for securities on loan)(b)(w)	53,468,125	$53,441,390

TOTAL AFFILIATED MUTUAL FUNDS (cost $503,879,246)		503,875,235

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.0%
Australia Treasury Bill
0.010%	03/26/21	AUD	800	616,694

(cost $606,666)
REPURCHASE AGREEMENTS(m) — 0.8%
Citigroup Global Markets, Inc. 0.06%, dated 12/31/20, due 01/04/21 in the amount of $27,800,185			27,800	27,800,000
The Bank of Nova Scotia - Toronto 0.08%, dated 12/31/20, due 01/04/21 in the amount of $7,700,068			7,700	7,700,000

TOTAL REPURCHASE AGREEMENTS (cost $35,500,000)				35,500,000

	Shares

UNAFFILIATED FUNDS — 3.1%
BlackRock Liquidity FedFund (Institutional Shares)	39,740,405	39,740,405
BlackRock Liquidity Funds T-Fund (Institutional Shares)	42,624,292	42,624,292
Dreyfus Treasury Securities Cash Management (Institutional Shares)	11,114,879	11,114,879
Goldman Sachs Financial Square Government Fund (Institutional Shares)	39,740,407	39,740,407
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio (Institutional Shares)	6,977,095	6,977,095

TOTAL UNAFFILIATED FUNDS (cost $140,197,078)		140,197,078

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 5.6%
U.S. Treasury Bills
0.093%	01/07/21		7,700	7,699,981
0.098%	01/14/21	(h)	2,400	2,399,970
0.098%	01/14/21	(h)	11,700	11,699,854
0.075%	01/19/21		66,000	65,998,589
0.095%	01/21/21		4,300	4,299,908
0.088%	01/26/21	(h)	17,200	17,199,501
0.092%	01/28/21	(k)	8,000	7,999,723
0.098%	02/11/21	(h)	5,300	5,299,664

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
0.083%	02/18/21		4,000	$3,999,664
0.042%	02/25/21	(k)	32,000	31,997,030
0.080%	03/04/21		4,400	4,399,495
0.072%	03/11/21		14,000	13,998,075
0.080%	03/18/21	(h)	68,000	67,990,569
0.164%	03/25/21		2,000	1,999,667

TOTAL U.S. TREASURY OBLIGATIONS (cost $246,977,195)				246,981,690

OPTIONS PURCHASED*~ — 0.0% (cost $1,066,166)				1,066,083

TOTAL SHORT-TERM INVESTMENTS (cost $928,226,351)				928,236,780

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN—104.9% (cost $3,988,702,561)				4,648,556,568

	Shares

SECURITIES SOLD SHORT — (2.3)%

COMMON STOCKS — (2.3)%
Aerospace & Defense — (0.1)%
Axon Enterprise, Inc.*	2,800	(343,084)
Boeing Co. (The)	1,800	(385,308)
CAE, Inc. (Canada)	8,209	(227,458)
Hexcel Corp.	4,000	(193,960)
Kratos Defense & Security Solutions, Inc.*	11,700	(320,931)
Mercury Systems, Inc.*	2,200	(193,732)
MTU Aero Engines AG (Germany)	802	(207,648)
Singapore Technologies Engineering Ltd. (Singapore)	37,000	(107,426)
Spirit AeroSystems Holdings, Inc. (Class A Stock)	9,400	(367,446)
TransDigm Group, Inc.*	700	(433,195)
Triumph Group, Inc.	6,000	(75,360)

		(2,855,548)

Air Freight & Logistics — (0.0)%
DSV PANALPINA A/S (Denmark)	638	(107,004)
XPO Logistics, Inc.*	3,200	(381,440)

		(488,444)

Airlines — (0.0)%
Air Canada (Canada)*	19,086	(341,416)
American Airlines Group, Inc.	8,000	(126,160)
Hawaiian Holdings, Inc.	4,100	(72,570)
Singapore Airlines Ltd. (Singapore)*	67,900	(220,655)

		(760,801)

Auto Components — (0.0)%
Freni Brembo SpA (Italy)*	5,929	(78,477)
Nokian Renkaat OYJ (Finland)	8,505	(300,333)
Pirelli & C SpA (Italy)144A*	17,772	(96,553)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Auto Components (cont’d.)
Stoneridge, Inc.*	3,300	$(99,759)

		(575,122)

Automobiles — (0.0)%
Ferrari NV (Italy)	1,487	(345,145)

Banks — (0.1)%
ABN AMRO Bank NV (Netherlands)144A, CVA*	16,047	(155,813)
Bank of Hawaii Corp.	4,000	(306,480)
Bank of Marin Bancorp	1,300	(44,642)
Banque Cantonale Vaudoise (Switzerland)	1,202	(131,692)
Commerce Bancshares, Inc.	4,446	(292,102)
Commerzbank AG (Germany)*	18,124	(119,753)
Community Bank System, Inc.	2,700	(168,237)
Danske Bank A/S (Denmark)*	946	(15,548)
FinecoBank Banca Fineco SpA (Italy)*	2,887	(47,370)
First Financial Bankshares, Inc.	4,400	(159,170)
Jyske Bank A/S (Denmark)*	1,983	(76,221)
Nicolet Bankshares, Inc.*	1,000	(66,350)
Nordea Bank Abp (Finland)*	8,489	(69,760)
Park National Corp.	2,000	(210,020)
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)*	6,560	(67,771)
Southside Bancshares, Inc.	3,900	(121,017)
Stock Yards Bancorp, Inc.	2,500	(101,200)
Svenska Handelsbanken AB (Sweden) (Class A Stock)*	10,104	(101,701)
UniCredit SpA (Italy)*	5,755	(53,923)
Westamerica BanCorp	2,800	(154,812)

		(2,463,582)

Beverages — (0.0)%
Anheuser-Busch InBev SA/NV (Belgium)	6,351	(444,323)
Brown-Forman Corp. (Class B Stock)	1,300	(103,259)
Davide Campari-Milano NV (Italy)	26,170	(299,014)
Heineken NV (Netherlands)	2,849	(318,326)

		(1,164,922)

Biotechnology — (0.1)%
Agenus, Inc.*	19,900	(63,282)
AnaptysBio, Inc.*	2,900	(62,350)
Arcturus Therapeutics Holdings, Inc.*	1,800	(78,084)
Argenx SE (Netherlands)*	436	(129,686)
Atreca, Inc. (Class A Stock)*	3,400	(54,910)
Avidity Biosciences, Inc.*	2,100	(53,592)
Biohaven Pharmaceutical Holding Co. Ltd.*	4,300	(368,553)
Bioxcel Therapeutics, Inc.*	2,700	(124,740)
Editas Medicine, Inc.*	4,500	(315,495)
Enanta Pharmaceuticals, Inc.*	1,900	(79,990)
Epizyme, Inc.*	10,100	(109,686)
Flexion Therapeutics, Inc.*	5,700	(65,778)
Galapagos NV (Belgium)*	1,561	(154,609)
Global Blood Therapeutics, Inc.*	4,600	(199,226)
Idorsia Ltd. (Switzerland)	11,778	(343,646)
Iovance Biotherapeutics, Inc.*	4,800	(222,720)

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Karuna Therapeutics, Inc.*	3,000	$(304,770)
Molecular Templates, Inc.*	5,900	(55,401)
MorphoSys AG (Germany)*	800	(93,132)
Precision BioSciences, Inc.*	5,600	(46,704)
REGENXBIO, Inc.*	4,300	(195,048)
REVOLUTION Medicines, Inc.*	5,100	(201,909)
Sage Therapeutics, Inc.*	4,300	(371,993)
Scholar Rock Holding Corp.*	3,300	(160,149)
Spero Therapeutics, Inc.*	2,900	(56,231)
Twist Bioscience Corp.*	2,200	(310,838)
UroGen Pharma Ltd.*	2,600	(46,852)
Viking Therapeutics, Inc.*	7,000	(39,410)
Y-mAbs Therapeutics, Inc.*	4,600	(227,746)
ZIOPHARM Oncology, Inc.*	20,300	(51,156)

		(4,587,686)

Building Products — (0.0)%
AAON, Inc.	5,900	(393,117)
Assa Abloy AB (Sweden) (Class B Stock)	1,391	(34,337)
Belimo Holding AG (Switzerland)	7	(61,489)
Nibe Industrier AB (Sweden) (Class B Stock)	13,684	(449,202)
Trex Co., Inc.*	2,900	(242,788)

		(1,180,933)

Capital Markets — (0.1)%
Apollo Global Management, Inc.	5,200	(254,696)
Carlyle Group, Inc. (The)	1,800	(56,592)
EQT AB (Sweden)	7,266	(186,509)
Hamilton Lane, Inc. (Class A Stock)	3,800	(296,590)
KKR & Co., Inc.	6,300	(255,087)
Moelis & Co. (Class A Stock)	5,500	(257,180)
Partners Group Holding AG (Switzerland)	75	(89,355)
Penson Worldwide, Inc.^	31,874	—
TMX Group Ltd. (Canada)	610	(60,928)
Tradeweb Markets, Inc. (Class A Stock).	5,900	(368,455)

		(1,825,392)

Chemicals — (0.1)%
Akzo Nobel NV (Netherlands)	1,098	(118,247)
Albemarle Corp.	2,400	(354,048)
American Vanguard Corp.	3,100	(48,112)
Amyris, Inc.*	19,100	(117,942)
BASF SE (Germany)	310	(24,484)
CF Industries Holdings, Inc.	10,400	(402,584)
Chr Hansen Holding A/S (Denmark)*	2,444	(251,081)
Clariant AG (Switzerland)	3,080	(65,648)
EMS-Chemie Holding AG (Switzerland)	85	(82,521)
FutureFuel Corp.	5,200	(66,040)
Givaudan SA (Switzerland)	22	(93,326)
Koninklijke DSM NV (Netherlands)	2,499	(438,660)
Kraton Corp.*	3,900	(108,381)
Livent Corp.*	17,700	(333,468)
Methanex Corp. (Canada)	2,921	(134,221)
Novozymes A/S (Denmark) (Class B Stock)	2,026	(115,296)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Nutrien Ltd. (Canada)	174	$(8,371)
OCI NV (Netherlands)*	8,256	(160,421)
Sika AG (Switzerland)	156	(42,794)
Symrise AG (Germany)	1,433	(191,845)
Tronox Holdings PLC (Class A Stock)	7,500	(109,650)
Umicore SA (Belgium)	1,082	(52,020)
Westlake Chemical Corp.	3,300	(269,280)

		(3,588,440)

Commercial Services & Supplies — (0.1)%
Boyd Group Services, Inc. (Canada)	534	(92,109)
Casella Waste Systems, Inc. (Class A Stock)*	4,800	(297,360)
Covanta Holding Corp.	8,500	(111,605)
Harsco Corp.*	8,500	(152,830)
IAA, Inc.*	2,500	(162,450)
ISS A/S (Denmark)*	14,314	(248,963)
Montrose Environmental Group, Inc.*	2,100	(65,016)
MSA Safety, Inc.	1,100	(164,329)
Ritchie Bros. Auctioneers, Inc. (Canada)	690	(47,962)
Team, Inc.*	3,100	(33,790)
TOMRA Systems ASA (Norway)	4,921	(243,225)
US Ecology, Inc.	3,900	(141,687)
Viad Corp.	2,500	(90,425)

		(1,851,751)

Communications Equipment — (0.0)%
Comtech Telecommunications Corp.	2,200	(45,518)
Digi International, Inc.*	3,600	(68,040)
Infinera Corp.*	23,100	(242,088)
ViaSat, Inc.*	6,000	(195,900)

		(551,546)

Construction & Engineering — (0.0)%
Aegion Corp.*	2,000	(37,980)
Ameresco, Inc. (Class A Stock)*	3,700	(193,288)
Boskalis Westminster (Netherlands)*	3,795	(105,313)
Dycom Industries, Inc.*	3,700	(279,424)
Granite Construction, Inc.	5,800	(154,918)
SNC-Lavalin Group, Inc. (Canada)	8,607	(146,932)
Sweco AB (Sweden) (Class B Stock)	7,186	(131,867)
WillScot Mobile Mini Holdings Corp.*	17,000	(393,890)
WSP Global, Inc. (Canada)	2,042	(193,452)

		(1,637,064)

Construction Materials — (0.0)%
LafargeHolcim Ltd. (Switzerland)*	4,310	(238,867)

Consumer Finance — (0.0)%
LendingClub Corp.*	8,400	(88,704)
LendingTree, Inc.*	1,300	(355,927)

		(444,631)

Containers & Packaging — (0.0)%
Ball Corp.	4,000	(372,720)
BillerudKorsnas AB (Sweden)	4,474	(79,136)
CCL Industries, Inc. (Canada) (Class B Stock)	4,484	(203,575)

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (cont’d.)
Huhtamaki OYJ (Finland)	2,322	$(120,177)
Ranpak Holdings Corp.*	8,000	(107,520)
SIG Combibloc Group AG (Switzerland)*	6,789	(157,882)

		(1,041,010)

Diversified Consumer Services — (0.0)%
Aspen Group, Inc.*	2,700	(30,051)
Bright Horizons Family Solutions, Inc.*	2,300	(397,877)
Houghton Mifflin Harcourt Co.*	14,900	(49,617)
OneSpaWorld Holdings Ltd. (Bahamas)	7,800	(79,092)
Regis Corp.*	3,400	(31,246)
WW International, Inc.*	6,500	(158,600)

		(746,483)

Diversified Financial Services — (0.0)%
Element Fleet Management Corp. (Canada)	23,915	(251,381)
Onex Corp. (Canada)	4,975	(285,547)

		(536,928)

Diversified Telecommunication Services — (0.1)%
Anterix, Inc.*	1,900	(71,440)
Bandwidth, Inc. (Class A Stock)*	1,800	(276,606)
BCE, Inc. (Canada)	1,530	(65,424)
Deutsche Telekom AG (Germany)	4,228	(77,657)
Elisa OYJ (Finland)	3,954	(216,973)
Infrastrutture Wireless Italiane SpA (Italy)144A	24,969	(303,708)
Koninklijke KPN NV (Netherlands)	16,349	(50,166)
Singapore Telecommunications Ltd. (Singapore)	297,300	(521,477)
Telenor ASA (Norway)	13,817	(236,093)

		(1,819,544)

Electric Utilities — (0.1)%
American Electric Power Co., Inc.	2,400	(199,848)
Duke Energy Corp.	4,300	(393,708)
Elia Group SA/NV (Belgium)	809	(96,494)
Emera, Inc. (Canada)	2,659	(113,011)
Evergy, Inc.	3,800	(210,938)
Fortis, Inc. (Canada)	1,063	(43,425)
Orsted A/S (Denmark)144A	1,520	(311,767)
Terna Rete Elettrica Nazionale SpA (Italy)	6,847	(52,380)
Xcel Energy, Inc.	5,800	(386,686)

		(1,808,257)

Electrical Equipment — (0.1)%
ABB Ltd. (Switzerland)	1,114	(31,593)
American Superconductor Corp.*	3,200	(74,944)
Ballard Power Systems, Inc. (Canada)*	7,263	(169,921)
Bloom Energy Corp. (Class A Stock)*	11,600	(332,456)
FuelCell Energy, Inc.*	24,500	(273,665)
Plug Power, Inc.*	10,500	(356,055)
Siemens Energy AG (Germany)*	1,089	(39,969)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (cont’d.)
Sunrun, Inc.*	5,400	$(374,652)

		(1,653,255)

Electronic Equipment, Instruments & Components — (0.0)%
Hexagon AB (Sweden) (Class B Stock)	351	(32,061)
II-VI, Inc.*	4,700	(357,012)
Keysight Technologies, Inc.*	2,000	(264,180)
Napco Security Technologies, Inc.*	2,300	(60,306)
National Instruments Corp.	6,100	(268,034)
PAR Technology Corp.*	2,500	(156,975)

		(1,138,568)

Energy Equipment & Services — (0.0)%
Aspen Aerogels, Inc.*	3,300	(55,077)
Dril-Quip, Inc.*	4,400	(130,328)
Liberty Oilfield Services, Inc. (Class A Stock)	8,700	(89,697)
SBM Offshore NV (Netherlands)	7,196	(136,185)
Tenaris SA	19,693	(158,664)

		(569,951)

Entertainment — (0.0)%
CTS Eventim AG & Co. KGaA (Germany)*	5,145	(343,333)
IMAX Corp.*	6,800	(122,536)
Liberty Media Corp.-Liberty Braves (Class A Stock)*	1,300	(32,331)
Liberty Media Corp.-Liberty Braves (Class C Stock)*	1,300	(32,344)
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	2,000	(75,980)
Live Nation Entertainment, Inc.*	5,300	(389,444)
Roku, Inc.*	1,100	(365,222)

		(1,361,190)

Equity Real Estate Investment Trusts (REITs) — (0.0)%
Alexandria Real Estate Equities, Inc.	700	(124,754)
Americold Realty Trust	1,500	(55,995)
Equity Residential	3,400	(201,552)
Global Medical REIT, Inc.	4,700	(61,382)
Independence Realty Trust, Inc.	9,000	(120,870)
Innovative Industrial Properties, Inc.	1,800	(329,634)
Outfront Media, Inc.	16,600	(324,696)
Safehold, Inc.	3,300	(239,217)

		(1,458,100)

Food & Staples Retailing — (0.0)%
Chefs’ Warehouse, Inc. (The)*	4,700	(120,743)
George Weston Ltd. (Canada)	652	(48,701)
Grocery Outlet Holding Corp.*	5,000	(196,250)
Metro, Inc. (Canada)	2,634	(117,536)
Performance Food Group Co.*	7,800	(371,358)

		(854,588)

Food Products — (0.1)%
AAK AB (Sweden)	9,648	(194,991)
Bakkafrost P/F (Faroe Islands)*	967	(69,181)
Barry Callebaut AG (Switzerland)	70	(167,819)

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Beyond Meat, Inc.*	2,500	$(312,500)
Cal-Maine Foods, Inc.*	5,300	(198,962)
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	15	(146,448)
J & J Snack Foods Corp.	1,400	(217,518)
Lamb Weston Holdings, Inc.	2,500	(196,850)
Landec Corp.*	3,600	(39,060)
Limoneira Co.	2,200	(36,630)
Maple Leaf Foods, Inc. (Canada)	3,155	(69,946)
Mowi ASA (Norway)	4,271	(95,327)
Premium Brands Holdings Corp. (Canada)	1,348	(106,673)
Salmar ASA (Norway)	311	(18,302)
Saputo, Inc. (Canada)	2,934	(82,126)
Simply Good Foods Co. (The)*	11,700	(366,912)
Vital Farms, Inc.*	3,500	(88,585)

		(2,407,830)

Gas Utilities — (0.0)%
Northwest Natural Holding Co.	3,600	(165,564)
Snam SpA (Italy)	25,666	(144,871)

		(310,435)

Health Care Equipment & Supplies — (0.1)%
Acutus Medical, Inc.*	3,200	(92,192)
Alcon, Inc. (Switzerland)*	24	(1,597)
Alphatec Holdings, Inc.*	8,800	(127,776)
Ambu A/S (Denmark) (Class B Stock)	3,482	(150,513)
AtriCure, Inc.*	5,000	(278,350)
Axonics Modulation Technologies, Inc.*	4,700	(234,624)
Carl Zeiss Meditec AG (Germany)	786	(104,589)
Cerus Corp.*	18,800	(130,096)
China Medical Technologies, Inc. (China) ADR*^	6,255	—
CryoLife, Inc.*	4,600	(108,606)
GenMark Diagnostics, Inc.*	8,300	(121,180)
Glaukos Corp.*	5,100	(383,826)
Heska Corp.*	1,100	(160,215)
iRhythm Technologies, Inc.*	1,700	(403,257)
Lantheus Holdings, Inc.*	7,600	(102,524)
Mesa Laboratories, Inc.	600	(171,984)
Novocure Ltd.*	1,900	(328,776)
OrthoPediatrics Corp.*	2,500	(103,125)
Penumbra, Inc.*	1,700	(297,500)
Quotient Ltd.*	12,300	(64,083)
Shockwave Medical, Inc.*	3,600	(373,392)
Tactile Systems Technology, Inc.*	2,400	(107,856)
TransMedics Group, Inc.*	3,300	(65,670)
Vapotherm, Inc.*	2,900	(77,894)
Varex Imaging Corp.*	3,600	(60,048)

		(4,049,673)

Health Care Providers & Services — (0.1)%
1Life Healthcare, Inc.*	8,600	(375,390)
Amplifon SpA (Italy)*	4,738	(197,470)
Brookdale Senior Living, Inc.*	17,000	(75,310)
Castle Biosciences, Inc.*	2,300	(154,445)
Guardant Health, Inc.*	2,700	(347,976)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
HealthEquity, Inc.*	5,500	$(383,405)
Oak Street Health, Inc.*	4,400	(269,104)
PetIQ, Inc.*	3,100	(119,195)
Progyny, Inc.*	9,200	(389,988)
R1 RCM, Inc.*	12,700	(305,054)
Surgery Partners, Inc.*	6,300	(182,763)

		(2,800,100)

Health Care Technology — (0.0)%
Health Catalyst, Inc.*	4,700	(204,591)
iCAD, Inc.*	2,200	(29,040)
Inspire Medical Systems, Inc.*	400	(75,236)
Teladoc Health, Inc.*	1,900	(379,924)

		(688,791)

Hotels, Restaurants & Leisure — (0.1)%
Aramark	5,300	(203,944)
Dave & Buster’s Entertainment, Inc.	5,400	(162,108)
Everi Holdings, Inc.*	10,000	(138,100)
Evolution Gaming Group AB (Sweden)144A	320	(32,635)
Hyatt Hotels Corp. (Class A Stock)	2,700	(200,475)
Norwegian Cruise Line Holdings Ltd.*	15,000	(381,450)
Planet Fitness, Inc. (Class A Stock)*	3,600	(279,468)
Red Robin Gourmet Burgers, Inc.*	1,700	(32,691)
Restaurant Brands International, Inc. (Canada)	4,549	(278,143)
SeaWorld Entertainment, Inc.*	9,700	(306,423)
Six Flags Entertainment Corp.	10,900	(371,690)
Vail Resorts, Inc.	1,400	(390,544)
Wynn Resorts Ltd.	3,300	(372,339)

		(3,150,010)

Household Durables — (0.0)%
GoPro, Inc. (Class A Stock)*	14,800	(122,544)
Helen of Troy Ltd.*	1,000	(222,190)
Purple Innovation, Inc.*	1,800	(59,292)

		(404,026)

Independent Power & Renewable Electricity Producers — (0.0)%
Boralex, Inc. (Canada) (Class A Stock)	2,991	(111,002)
Innergex Renewable Energy, Inc. (Canada)	11,469	(246,608)
Sunnova Energy International, Inc.*	8,100	(365,553)
TransAlta Renewables, Inc. (Canada)	231	(3,949)

		(727,112)

Industrial Conglomerates — (0.0)%
Keppel Corp. Ltd. (Singapore)	55,200	(224,821)
Lifco AB (Sweden) (Class B Stock)	767	(74,053)
Siemens AG (Germany)	333	(48,685)

		(347,559)

Insurance — (0.1)%
Aegon NV (Netherlands)	25,956	(103,005)
Aon PLC (Class A Stock)	1,900	(401,413)
Brown & Brown, Inc.	6,800	(322,388)

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada)	304	$(103,614)
Gjensidige Forsikring ASA (Norway)	123	(2,766)
GoHealth, Inc. (Class A Stock)*	10,700	(146,162)
Goosehead Insurance, Inc. (Class A Stock)	1,300	(162,188)
Hannover Rueck SE (Germany)	543	(86,629)
Intact Financial Corp. (Canada)	1,339	(158,547)
Kinsale Capital Group, Inc.	1,600	(320,208)
Marsh & McLennan Cos., Inc.	2,700	(315,900)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	263	(79,476)
Palomar Holdings, Inc.*	2,700	(239,868)
RLI Corp.	2,500	(260,375)
Sampo OYJ (Finland) (Class A Stock)	1,944	(82,275)
Swiss Life Holding AG (Switzerland)*	125	(58,487)
Swiss Re AG (Switzerland)	3,071	(291,106)
Trupanion, Inc.*	3,000	(359,130)
Tryg A/S (Denmark)	7,508	(235,365)

		(3,728,902)

Interactive Media & Services — (0.0)%
Adevinta ASA (France)*	9,988	(168,488)
Eventbrite, Inc. (Class A Stock)*	8,400	(152,040)
EverQuote, Inc. (Class A Stock)*	2,200	(82,170)
Match Group, Inc.*	1,300	(196,547)

		(599,245)

Internet & Direct Marketing Retail — (0.0)%
CarParts.com, Inc.*	4,600	(56,994)
Delivery Hero SE (Germany)144A*	884	(139,561)
Etsy, Inc.*	1,000	(177,910)
Expedia Group, Inc.	3,000	(397,200)
Just Eat Takeaway.com NV (Germany)144A*	531	(59,499)
Prosus NV (China)*	1,124	(122,425)
Quotient Technology, Inc.*	10,100	(95,142)
RealReal, Inc. (The)*	11,000	(214,940)
Stitch Fix, Inc. (Class A Stock)*	5,500	(322,960)

		(1,586,631)

IT Services — (0.1)%
Adyen NV (Netherlands)144A*	74	(172,661)
Bechtle AG (Germany)	254	(55,590)
Black Knight, Inc.*	2,200	(194,370)
Fastly, Inc. (Class A Stock)*	3,600	(314,532)
GoDaddy, Inc. (Class A Stock)*	2,500	(207,375)
I3 Verticals, Inc. (Class A Stock)*	2,100	(69,720)
Limelight Networks, Inc.*	14,500	(57,855)
MongoDB, Inc.*	1,000	(359,040)
Nexi SpA (Italy)144A*	6,563	(131,640)
Okta, Inc.*	1,000	(254,260)
Repay Holdings Corp.*	8,900	(242,525)
Shopify, Inc. (Canada) (Class A Stock)*	147	(165,988)
Square, Inc. (Class A Stock)*	1,400	(304,696)
Switch, Inc. (Class A Stock)	11,600	(189,892)
Tucows, Inc. (Class A Stock)*	1,200	(88,668)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Twilio, Inc. (Class A Stock)*	1,100	$(372,350)
Verra Mobility Corp.*	17,100	(229,482)

		(3,410,644)

Leisure Products — (0.0)%
Callaway Golf Co.	9,500	(228,095)
Clarus Corp.	3,512	(54,085)
Hasbro, Inc.	4,200	(392,868)
Peloton Interactive, Inc. (Class A Stock)*	400	(60,688)

		(735,736)

Life Sciences Tools & Services — (0.1)%
10X Genomics, Inc. (Class A Stock)*	2,600	(368,160)
Adaptive Biotechnologies Corp.*	5,800	(342,954)
Bachem Holding AG (Switzerland) (Class B Stock)	32	(14,328)
Berkeley Lights, Inc.*	3,600	(321,876)
Codexis, Inc.*	7,400	(161,542)
Evotec SE (Germany)*	11,315	(419,712)
Fluidigm Corp.*	9,000	(54,000)
NanoString Technologies, Inc.*	5,000	(334,400)
NeoGenomics, Inc.*	6,700	(360,728)
Pacific Biosciences of California, Inc.*	13,400	(347,596)
QIAGEN NV*	61	(3,173)
Quanterix Corp.*	4,000	(186,000)

		(2,914,469)

Machinery — (0.1)%
Atlas Copco AB (Sweden) (Class A Stock)	2,511	(128,044)
Blue Bird Corp.*	2,900	(52,954)
Chart Industries, Inc.*	3,200	(376,928)
CNH Industrial NV (United Kingdom)*	21,723	(275,136)
Energy Recovery, Inc.*	6,500	(88,660)
Enerpac Tool Group Corp.	7,200	(162,792)
Greenbrier Cos., Inc. (The)	3,500	(127,330)
Hyster-Yale Materials Handling, Inc.	1,500	(89,325)
Kennametal, Inc.	9,900	(358,776)
Middleby Corp. (The)*	3,000	(386,760)
NN, Inc.*	5,300	(34,821)
OC Oerlikon Corp. AG (Switzerland)	7,500	(77,746)
Omega Flex, Inc.	400	(58,400)
Rational AG (Germany)	97	(90,462)
REV Group, Inc.	6,100	(53,741)
Schindler Holding AG (Switzerland)	270	(73,812)
Trinity Industries, Inc.	14,400	(380,016)
VAT Group AG (Switzerland)144A*	421	(105,432)
Woodward, Inc.	3,100	(376,743)
Xylem, Inc.	3,800	(386,802)

		(3,684,680)

Marine — (0.0)%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	27	(60,491)
Kirby Corp.*	5,600	(290,248)

COMMON STOCKS (continued)	Shares	Value
Marine (cont’d.)
Kuehne + Nagel International AG (Switzerland)	722	$(165,944)

		(516,683)

Media — (0.0)%
Cardlytics, Inc.*	2,600	(371,202)
iHeartMedia, Inc. (Class A Stock)*	7,100	(92,158)
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	1,600	(69,104)
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	1,700	(73,967)
National CineMedia, Inc.	8,200	(30,504)
New York Times Co. (The) (Class A Stock)	7,700	(398,629)
Sinclair Broadcast Group, Inc. (Class A Stock)	5,400	(171,990)
Stroeer SE & Co. KGaA (Germany)	978	(97,008)

		(1,304,562)

Metals & Mining — (0.1)%
Agnico Eagle Mines Ltd. (Canada)	2,043	(143,792)
Allegheny Technologies, Inc.*	15,700	(263,289)
Carpenter Technology Corp.	5,500	(160,160)
Century Aluminum Co.*	9,900	(109,197)
Cleveland-Cliffs, Inc.	26,100	(380,016)
Franco-Nevada Corp. (Canada)	1,121	(140,554)
Kaiser Aluminum Corp.	1,800	(178,020)
Novagold Resources, Inc. (Canada)*	20,100	(194,367)
SSAB AB (Sweden) (Class A Stock)*	27,311	(97,227)
thyssenkrupp AG (Germany)*	20,691	(204,521)
Wheaton Precious Metals Corp. (Brazil)	2,047	(85,489)

		(1,956,632)

Mortgage Real Estate Investment Trusts (REITs) — (0.0)%
Broadmark Realty Capital, Inc.	16,400	(167,280)

Multiline Retail — (0.0)%
Dollarama, Inc. (Canada)	4,783	(194,942)

Multi-Utilities — (0.0)%
Algonquin Power & Utilities Corp. (Canada)	15,200	(250,169)
Ameren Corp.	1,900	(148,314)
Avista Corp.	4,900	(196,686)
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	5,077	(209,876)
Canadian Utilities Ltd. (Canada) (Class A Stock)	1,279	(31,239)
E.ON SE (Germany)	10,732	(118,593)

		(954,877)

Oil, Gas & Consumable Fuels — (0.1)%
Cameco Corp. (Canada)	20,770	(278,206)
Canadian Natural Resources Ltd. (Canada)	8,012	(192,542)
Cenovus Energy, Inc. (Canada)	11,357	(69,147)
Enbridge, Inc. (Canada)	5,109	(163,397)
Eni SpA (Italy)	11,988	(125,157)
Equinor ASA (Norway)	5,548	(93,394)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Inter Pipeline Ltd. (Canada)	10,976	$(102,353)
Koninklijke Vopak NV (Netherlands)	1,147	(60,521)
Marathon Petroleum Corp.	4,400	(181,984)
Murphy Oil Corp.	6,000	(72,600)
Par Pacific Holdings, Inc.*	5,100	(71,298)
Pembina Pipeline Corp. (Canada)	1,715	(40,554)
PrairieSky Royalty Ltd. (Canada)	16,411	(130,086)
Suncor Energy, Inc. (Canada)	8,227	(137,989)
TC Energy Corp. (Canada)	3,450	(140,261)

		(1,859,489)

Paper & Forest Products — (0.0)%
Holmen AB (Sweden) (Class B Stock)	3,056	(146,507)
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)*	17,012	(296,285)

		(442,792)

Personal Products — (0.0)%
Beiersdorf AG (Germany)	119	(13,758)
elf Beauty, Inc.*	5,000	(125,950)

		(139,708)

Pharmaceuticals — (0.0)%
Aerie Pharmaceuticals, Inc.*	5,300	(71,603)
Arvinas, Inc.*	4,600	(390,678)
Bausch Health Cos., Inc.	3,920	(81,332)
Canopy Growth Corp. (Canada)*	1,370	(33,709)
Cara Therapeutics, Inc.*	5,300	(80,189)
Merck KGaA (Germany)	519	(90,385)
Ocular Therapeutix, Inc.*	8,700	(180,090)
Omeros Corp.*	7,800	(111,423)
Reata Pharmaceuticals, Inc. (Class A Stock)*	2,500	(309,050)
Recordati Industria Chimica e Farmaceutica SpA (Italy)	2,016	(111,866)
Theravance Biopharma, Inc.*	7,000	(124,390)
WaVe Life Sciences Ltd.*	5,200	(40,924)

		(1,625,639)

Professional Services — (0.0)%
Franklin Covey Co.*	1,700	(37,859)
Huron Consulting Group, Inc.*	2,100	(123,795)
Red Violet, Inc.*	1,300	(33,943)
Thomson Reuters Corp. (Canada)	867	(70,959)
Upwork, Inc.*	9,500	(327,940)
Willdan Group, Inc.*	1,500	(62,550)

		(657,046)

Real Estate Management & Development — (0.0)%
CapitaLand Ltd. (Singapore)	18,900	(47,009)
City Developments Ltd. (Singapore)	25,000	(151,052)
Fathom Holdings, Inc.*	1,200	(43,248)
Redfin Corp.*	4,800	(329,424)
St. Joe Co. (The)	4,900	(208,005)
UOL Group Ltd. (Singapore)	1,900	(11,080)

		(789,818)

COMMON STOCKS (continued)	Shares	Value
Road & Rail — (0.0)%
Avis Budget Group, Inc.*	6,000	$(223,800)
Canadian National Railway Co. (Canada)	388	(42,656)
Lyft, Inc. (Class A Stock)*	7,600	(373,388)
Uber Technologies, Inc.*	7,100	(362,100)

		(1,001,944)

Semiconductors & Semiconductor Equipment — (0.1)%
ASML Holding NV (Netherlands)	281	(138,108)
Cree, Inc.*	3,600	(381,240)
Enphase Energy, Inc.*	1,700	(298,299)
Impinj, Inc.*	2,800	(117,236)
Infineon Technologies AG (Germany)	2,148	(82,993)
MaxLinear, Inc.*	6,400	(244,416)
ON Semiconductor Corp.*	11,800	(386,214)
SolarEdge Technologies, Inc.*	700	(223,384)
SunPower Corp.*	9,500	(243,580)
Veeco Instruments, Inc.*	5,600	(97,216)

		(2,212,686)

Software — (0.2)%
2U, Inc.*	5,400	(216,054)
8x8, Inc.*	11,300	(389,511)
Alteryx, Inc. (Class A Stock)*	2,900	(353,191)
Anaplan, Inc.*	5,100	(366,435)
Appian Corp.*	2,400	(389,016)
Atlassian Corp. PLC (Class A Stock)*	1,000	(233,870)
Avalara, Inc.*	1,500	(247,335)
Bill.com Holdings, Inc.*	2,600	(354,900)
BlackBerry Ltd. (Canada)*	11,154	(73,957)
Blackline, Inc.*	2,200	(293,436)
Cloudflare, Inc. (Class A Stock)*	4,600	(349,554)
Constellation Software, Inc. (Canada)	24	(31,165)
Coupa Software, Inc.*	1,100	(372,801)
Datadog, Inc. (Class A Stock)*	3,500	(344,540)
Descartes Systems Group, Inc. (The) (Canada)*	235	(13,745)
Digimarc Corp.*	1,800	(85,032)
DocuSign, Inc.*	1,000	(222,300)
Domo, Inc. (Class B Stock)*	3,000	(191,310)
Elastic NV*	2,400	(350,712)
Everbridge, Inc.*	2,500	(372,675)
Five9, Inc.*	1,500	(261,600)
Lightspeed POS, Inc. (Canada)*	2,029	(143,205)
LivePerson, Inc.*	5,600	(348,488)
Medallia, Inc.*	10,800	(358,776)
Model N, Inc.*	3,400	(121,312)
Nemetschek SE (Germany)	874	(64,730)
New Relic, Inc.*	3,300	(215,820)
PagerDuty, Inc.*	8,200	(341,940)
Pegasystems, Inc.	400	(53,304)
Ping Identity Holding Corp.*	4,900	(140,336)
PROS Holdings, Inc.*	4,900	(248,773)
Q2 Holdings, Inc.*	3,000	(379,590)
Rapid7, Inc.*	4,100	(369,656)
Sinch AB (Sweden)144A*	14	(2,291)
Smartsheet, Inc. (Class A Stock)*	5,300	(367,237)
Splunk, Inc.*	2,100	(356,769)
Sprout Social, Inc. (Class A Stock)*	3,500	(158,935)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
TeamViewer AG (Germany)144A*	862	$(46,390)
Temenos AG (Switzerland)	1,524	(213,665)
Topicus.com, Inc. (Canada)*^	44	(166)
Unity Software, Inc.*	1,100	(168,817)
Yext, Inc.*	13,800	(216,936)
Zscaler, Inc.*	300	(59,913)
Zuora, Inc. (Class A Stock)*	11,900	(165,767)

		(10,055,955)

Specialty Retail — (0.0)%
Boot Barn Holdings, Inc.*	3,300	(143,088)
Burlington Stores, Inc.*	1,600	(418,480)
Carvana Co.*	1,398	(334,877)
Children’s Place, Inc. (The)	1,800	(90,180)
Designer Brands, Inc. (Class A Stock)	6,200	(47,430)
Dufry AG (Switzerland)*	1,832	(115,433)
Monro, Inc.	3,800	(202,540)
Vroom, Inc.*	6,000	(245,820)

		(1,597,848)

Technology Hardware, Storage & Peripherals — (0.0)%
3D Systems Corp.*	15,100	(158,248)
Diebold Nixdorf, Inc.*	7,300	(77,818)
Logitech International SA (Switzerland)	1,308	(128,400)
Pure Storage, Inc. (Class A Stock)*	12,800	(289,408)

		(653,874)

Textiles, Apparel & Luxury Goods — (0.1)%
adidas AG (Germany)*	1,131	(413,031)
Canada Goose Holdings, Inc. (Canada)*	3,389	(100,746)
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	497	(44,995)
Gildan Activewear, Inc. (Canada)	4,791	(133,955)
Moncler SpA (Italy)*	67	(4,112)
Oxford Industries, Inc.	2,100	(137,571)
Puma SE (Germany)*	706	(79,933)
Ralph Lauren Corp.	3,800	(394,212)
Salvatore Ferragamo SpA (Italy)*	3,839	(74,578)
Under Armour, Inc. (Class A Stock)*	22,000	(377,740)
VF Corp.	700	(59,787)

		(1,820,660)

Thrifts & Mortgage Finance — (0.0)%
Capitol Federal Financial, Inc.	11,400	(142,500)

Trading Companies & Distributors — (0.0)%
Air Lease Corp.	7,100	(315,382)
GATX Corp.	4,300	(357,674)
IMCD NV (Netherlands)	1,787	(232,298)
Indutrade AB (Sweden)*	5,028	(107,744)
Toromont Industries Ltd. (Canada)	875	(61,317)

		(1,074,415)

Transportation Infrastructure — (0.0)%
Atlantia SpA (Italy)*	12,845	(231,787)
Fraport AG Frankfurt Airport Services Worldwide (Germany)*	422	(25,561)

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (cont’d.)
SATS Ltd. (Singapore)*	19,800	$(59,846)

		(317,194)

Water Utilities — (0.0)%
Essential Utilities, Inc.	8,300	(392,507)
SJW Group	3,200	(221,952)

		(614,459)

Wireless Telecommunication Services — (0.0)%
Boingo Wireless, Inc.*	5,200	(66,144)
Millicom International Cellular SA (Colombia), SDR*	3,697	(145,667)
Tele2 AB (Sweden) (Class B Stock)	1,703	(22,540)

		(234,351)

TOTAL COMMON STOCKS (proceeds received $74,592,879)		(99,428,945)

PREFERRED STOCKS — (0.0)%
Automobiles — (0.0)%
Volkswagen AG (Germany) (PRFC)	653	(122,313)

Chemicals — (0.0)%
FUCHS PETROLUB SE (Germany) (PRFC)	1,705	(96,916)

Health Care Equipment & Supplies — (0.0)%
Sartorius AG (Germany) (PRFC)	300	(126,542)

TOTAL PREFERRED STOCKS (proceeds received $253,480)		(345,771)

TOTAL SECURITIES SOLD SHORT (proceeds received $74,846,359)		(99,774,716)

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $1,646,661)		(1,543,757)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN—102.6% (cost $3,912,209,541)		4,547,238,095
Liabilities in excess of other assets(z) — (2.6)%		(116,458,963)

NET ASSETS — 100.0%		$4,430,779,132

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,238,018 and 0.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $52,654,838; cash collateral of $53,436,566 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(m)

Repurchase agreements are collateralized by U.S. Treasury Securities (coupon rates 0.130%-4.630%, maturity dates 09/30/22-02/15/40), with the aggregate value, including accrued interest, of $36,206,967.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.

(vv)	Includes an amount of $ 1,736,761 segregated as collateral for OTC derivatives.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#		Value
Canadian Government Bond	2.750%	12/01/48	02/05/21	CAD	(800)	$(862,263)
Federal National Mortgage Assoc.	2.500%	TBA	02/11/21		(2,500)	(2,630,368)
Federal National Mortgage Assoc.	3.000%	TBA	01/14/21		(10,000)	(10,475,723)
Federal National Mortgage Assoc.	3.500%	TBA	01/19/21		(100)	(106,033)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $13,247,022)						$(14,074,387)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2 Year U.S. Treasury Notes Futures	Call	02/19/21	$110.75	28		56	$438
10 Year Euro-Bund Futures	Call	01/22/21	182.50	410	EUR	410	5,008
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$138.00	9		9	4,781
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$142.00	460		460	7,187
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$142.50	65		65	1,016
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$144.50	75		75	—
10 Year U.S. Treasury Notes Futures	Call	02/19/21	$156.50	73		73	—
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$172.00	7		7	15,531
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$173.00	17		17	27,625
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$195.00	75		75	—
90 Day Euro Dollar Futures	Call	03/14/22	$99.75	8		20	2,100
90 Day Euro Dollar Futures	Call	06/13/22	$99.75	14		35	3,938
Euro-BTP	Call	01/22/21	159.00	59	EUR	59	721
Euro-OAT	Call	01/22/21	172.50	17	EUR	17	208
Euro-Schatz	Call	02/27/21	115.00	104	EUR	104	635
Japanese Yen Currency	Call	01/08/21	95.50	5		6	8,875
U.K. Gilt	Call	01/22/21	164.00	240	GBP	240	—
5 Year U.S. Treasury Notes Futures	Put	01/22/21	$124.25	330		330	—
10 Year U.S. Treasury Notes Futures	Put	01/22/21	$127.50	115		115	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year U.S. Treasury Notes Futures	Put	01/22/21	$137.50	10		10	$2,813
10 Year U.S. Treasury Notes Futures	Put	01/22/21	$138.00	5		5	2,266
20 Year U.S. Treasury Bonds Futures	Put	01/22/21	$162.50	760		760	23,750
20 Year U.S. Treasury Bonds Futures	Put	01/22/21	$172.50	5		5	6,094
Australian Dollar Currency	Put	01/08/21	76.00	5		5	950
Australian Dollar Currency	Put	02/05/21	63.50	60		60	600
Euro Futures	Put	01/08/21	1.21	37		4,625	5,088
Euro Futures	Put	01/08/21	1.22	4		500	1,650
Euro Futures	Put	01/08/21	1.23	17		2,125	11,687
Euro Futures	Put	02/05/21	1.12	70		8,750	438
Euro-Bobl	Put	02/19/21	131.50	14	EUR	14	86
Euro-OAT	Put	02/19/21	151.00	51	EUR	51	623
Euro-OAT	Put	02/19/21	153.00	51	EUR	51	623
Mexican Peso Currency	Put	02/05/21	45.50	165		825	9,075

Total Exchange Traded (cost $203,453)							$143,806

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs BRL	Call	Morgan Stanley Capital Services LLC	02/26/21	5.45	—		1,420	$21,822
Currency Option USD vs BRL	Call	Morgan Stanley Capital Services LLC	03/16/21	5.20	—		1,420	50,420
Currency Option USD vs MXN	Call	Morgan Stanley Capital Services LLC	02/26/21	20.60	—		1,420	19,518
Currency Option USD vs MXN	Call	Goldman Sachs Bank USA	03/04/21	20.00	—		1,430	36,450
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	01/07/21	1.32	—	GBP	4,713	642
Currency Option USD vs CNH	Put	JPMorgan Chase Bank, N.A.	05/20/21	6.50	—		1,420	14,128
Currency Option USD vs CNH	Put	JPMorgan Chase Bank, N.A.	11/12/21	6.55	—		2,420	39,533
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	03/04/21	13,800.00	—		1,660	15,786
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/07/21	22.00	—		1,390	145,963
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	03/05/21	19.40	—		1,660	17,037
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/28/21	77.05	—		1,400	56,868
Currency Option USD vs RUB	Put	Citibank, N.A.	02/02/21	80.60	—		1,310	109,227
France Government OAT Bond	Put	BNP Paribas S.A.	05/23/25	97.00	—	EUR	300	22,872

Total OTC Traded (cost $429,345)								$550,266

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 11/21/23	Call	Morgan Stanley Capital Services LLC	11/17/22	0.34%	0.34%(Q)	3 Month LIBOR(Q)	24,200	$36,562

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30- Year Interest Rate Swap, 10/26/51	Call	Goldman Sachs Bank USA	10/22/21	1.37%	1.37%(S)	3 Month LIBOR(Q)		100	$5,373
30- Year Interest Rate Swap, 10/27/51	Call	Citibank, N.A.	10/25/21	1.37%	1.37%(S)	3 Month LIBOR(Q)		200	10,912
10- Year Interest Rate Swap, 10/15/31	Put	Goldman Sachs Bank USA	10/13/21	1.30%	3 Month LIBOR(Q)	1.30%(S)		1,100	12,886
30- Year Interest Rate Swap, 08/25/51	Put	Morgan Stanley Capital Services LLC	08/23/21	1.75%	3 Month LIBOR(Q)	1.75%(S)		600	16,034
30- Year Interest Rate Swap, 08/31/51	Put	Credit Suisse International	08/26/21	1.73%	3 Month LIBOR(Q)	1.73%(S)		700	19,769
30- Year Interest Rate Swap, 09/17/51	Put	Bank of America, N.A.	09/15/21	2.18%	3 Month LIBOR(Q)	2.18%(S)		700	7,443
30- Year Interest Rate Swap, 10/26/51	Put	Goldman Sachs Bank USA	10/22/21	1.37%	3 Month LIBOR(Q)	1.37%(S)		100	7,345
30- Year Interest Rate Swap, 10/27/51	Put	Citibank, N.A.	10/25/21	1.37%	3 Month LIBOR(Q)	1.37%(S)		200	14,607
30- Year Interest Rate Swap, 11/04/52	Put	Morgan Stanley Capital Services LLC	11/02/22	0.19%	6 Month EURIBOR(S)	0.19%(Q)	EUR	900	59,240
30- Year Interest Rate Swap, 11/04/52	Put	BNP Paribas S.A.	11/02/22	0.20%	6 Month EURIBOR(S)	0.20%(Q)	EUR	950	61,881
30- Year Interest Rate Swap, 11/08/52	Put	Barclays Bank PLC	11/04/22	0.20%	6 Month EURIBOR(S)	0.20%(Q)	EUR	560	36,414
30- Year Interest Rate Swap, 11/08/52	Put	BNP Paribas S.A.	11/04/22	0.20%	6 Month EURIBOR(S)	0.20%(Q)	EUR	1,140	74,129
30- Year Interest Rate Swap, 12/23/51	Put	Deutsche Bank AG	12/21/21	2.30%	3 Month LIBOR(Q)	2.30%(S)		300	3,531

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
30- Year Interest Rate Swap, 12/23/51	Put	Morgan Stanley Capital Services LLC	12/21/21	2.30%	3 Month LIBOR(Q)	2.30	%(S)	500	$5,885

Total OTC Swaptions (cost $433,368)									$372,011

Total Options Purchased (cost $1,066,166)									$1,066,083

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/22/21	$126.00	25		25	$(7,031)
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$138.50	105		105	(29,531)
10 Year U.S. Treasury Notes Futures	Call	01/22/21	$139.00	45		45	(5,625)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$173.50	10		10	(13,594)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$174.00	46		46	(51,750)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$175.00	57		57	(41,859)
20 Year U.S. Treasury Bonds Futures	Call	01/22/21	$176.00	10		10	(4,687)
20 Year U.S. Treasury Bonds Futures	Call	02/19/21	$174.00	10		10	(18,281)
Australian Dollar Currency	Call	01/08/21	74.50	2		2	(5,060)
Australian Dollar Currency	Call	01/08/21	75.00	6		6	(12,360)
Euro Futures	Call	01/08/21	1.18	6		750	(37,275)
Euro Futures	Call	01/08/21	1.19	6		750	(26,025)
Euro Futures	Call	01/08/21	1.20	10		1,250	(37,250)
Euro Futures	Call	01/08/21	1.20	6		750	(18,675)
Euro Futures	Call	01/08/21	1.21	3		375	(5,887)
Euro Futures	Call	01/08/21	1.22	6		750	(5,925)
Euro Futures	Call	02/05/21	1.23	5		625	(5,000)
5 Year U.S. Treasury Notes Futures	Put	01/22/21	$125.75	30		30	(1,641)
10 Year Euro-Bund Futures	Put	01/22/21	177.00	11	EUR	11	(5,778)
10 Year Euro-Bund Futures	Put	01/22/21	177.50	18	EUR	18	(13,854)
10 Year Euro-Bund Futures	Put	01/22/21	178.00	6	EUR	6	(6,450)
20 Year U.S. Treasury Bonds Futures	Put	01/22/21	$170.00	9		9	(4,359)
Australian Dollar Currency	Put	01/08/21	71.00	4		4	(20)
Australian Dollar Currency	Put	01/08/21	72.00	16		16	(80)
Australian Dollar Currency	Put	01/08/21	72.50	6		6	(30)
Australian Dollar Currency	Put	01/08/21	73.00	21		21	(105)
Australian Dollar Currency	Put	01/08/21	73.50	6		6	(60)
Australian Dollar Currency	Put	01/08/21	74.00	6		6	(120)
Euro Futures	Put	01/08/21	1.17	6		750	(38)
Euro Futures	Put	01/08/21	1.18	9		1,125	(56)
Euro Futures	Put	01/08/21	1.18	16		2,000	(200)
Euro Futures	Put	01/08/21	1.19	6		750	(75)
Euro Futures	Put	01/08/21	1.20	9		1,125	(394)
Euro Futures	Put	01/08/21	1.22	12		1,500	(2,850)
Euro Futures	Put	02/05/21	1.22	5		625	(5,125)
Japanese Yen Currency	Put	01/08/21	96.00	6		8	(600)

Total Exchange Traded (premiums received $ 428,844)							$(367,650)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs CNH	Call	HSBC Bank USA, N.A.	02/04/21	8.05	—	EUR	856	$(4,346)
Currency Option USD vs BRL	Call	Morgan Stanley Capital Services LLC	01/12/21	5.60	—		1,390	(1,882)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	02/01/21	6.02	—		1,300	(1,429)
Currency Option USD vs BRL	Call	Morgan Stanley Capital Services LLC	02/26/21	5.73	—		2,840	(19,707)
Currency Option USD vs BRL	Call	Morgan Stanley Capital Services LLC	03/16/21	5.48	—		2,840	(50,906)
Currency Option USD vs CNH	Call	HSBC Bank USA, N.A.	01/07/21	6.75	—		940	(17)
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	05/20/21	6.90	—		1,420	(5,633)
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	11/12/21	7.11	—		2,420	(17,594)
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	03/04/21	14,800.00	—		1,660	(5,162)
Currency Option USD vs MXN	Call	Morgan Stanley Capital Services LLC	02/26/21	21.50	—		2,840	(17,053)
Currency Option USD vs MXN	Call	Goldman Sachs Bank USA	03/04/21	20.85	—		2,860	(34,615)
Currency Option USD vs MXN	Call	Goldman Sachs Bank USA	03/05/21	21.00	—		1,660	(17,954)
Currency Option USD vs RUB	Call	Goldman Sachs Bank USA	01/28/21	82.50	—		1,400	(2,305)
Currency Option USD vs RUB	Call	Goldman Sachs Bank USA	03/10/21	75.84	—		1,420	(31,722)
FNMA TBA 2.0%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		100	(190)
FNMA TBA 2.0%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		100	(190)
FNMA TBA 2.0%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		100	(783)
FNMA TBA 2.0%	Call	JPMorgan Chase Bank, N.A.	03/04/21	$104.14	—		100	(783)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	04/22/24	4.00%	—		800	(14)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—		200	—
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs & Co. LLC	06/22/35	3.00%	—	EUR	500	(709)
Currency Option EUR vs CNH	Put	HSBC Bank USA, N.A.	02/04/21	7.75	—	EUR	856	(1,036)
Currency Option USD vs BRL	Put	Goldman Sachs Bank USA	01/06/21	5.43	—		1,390	(64,040)
Currency Option USD vs BRL	Put	Morgan Stanley Capital Services LLC	01/12/21	5.46	—		1,390	(73,790)
Currency Option USD vs CNH	Put	HSBC Bank USA, N.A.	01/07/21	6.55	—		940	(7,804)
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/07/21	21.10	—		2,780	(167,063)
Currency Option USD vs MXN	Put	Citibank, N.A.	02/02/21	20.58	—		1,310	(51,268)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs NOK	Put	Goldman Sachs Bank USA	02/02/21	9.00	—	1,500	$(77,275)
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	01/27/21	73.80	—	1,400	(16,837)
Currency Option USD vs RUB	Put	Citibank, N.A.	02/02/21	78.00	—	2,620	(136,856)
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/15/21	75.37	—	1,400	(38,685)
FNMA TBA 1.5%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$99.69	—	900	(856)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$102.19	—	1,000	(200)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	02/04/21	$102.27	—	900	(211)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.13	—	200	(181)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—	100	(92)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—	100	(92)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—	100	(92)
FNMA TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/04/21	$102.14	—	100	(92)
GNMA II TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$102.91	—	200	(1,533)
GNMA II TBA 2.0%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$102.91	—	200	(1,533)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	01/14/21	$103.37	—	200	—
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	01/14/21	$103.59	—	300	—
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	02/11/21	$103.77	—	400	(17)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	02/11/21	$103.77	—	400	(17)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$103.58	—	200	(53)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$104.00	—	200	(98)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	03/11/21	$104.00	—	200	(98)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	04/14/21	$104.13	—	200	(516)
GNMA II TBA 2.5%	Put	JPMorgan Chase Bank, N.A.	04/14/21	$104.13	—	100	(258)
Interest Rate Floor Option, 1 Month LIBOR (1-Year Term)	Put	Morgan Stanley Capital Services LLC	10/07/22	0.00%	—	3,500	(47)
Interest Rate Floor Option, 1 Month LIBOR (1-Year Term)	Put	Morgan Stanley Capital Services LLC	10/08/22	0.00%	—	2,000	(27)

Total OTC Traded (premiums received $706,247)							$(853,661)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
1- Year Interest Rate Swap, 11/21/23	Call	Goldman Sachs Bank USA	11/17/22	(0.53)%	6 Month EURIBOR(S)	(0.53)%(Q)	EUR	20,100	$(26,206)
30- Year Interest Rate Swap, 01/21/51	Call	Morgan Stanley Capital Services LLC	01/19/21	1.21%	3 Month LIBOR(Q)	1.21%(Q)		400	(839)
30- Year Interest Rate Swap, 02/02/51	Call	Bank of America, N.A.	01/29/21	1.10%	3 Month LIBOR(Q)	1.10%(Q)		700	(1,031)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30- Year Interest Rate Swap, 02/19/51	Call	Morgan Stanley Capital Services LLC	02/17/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(Q)	EUR	300	$(2,282)
30- Year Interest Rate Swap, 02/24/51	Call	Goldman Sachs Bank USA	02/22/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(Q)	EUR	300	(2,594)
30- Year Interest Rate Swap, 02/24/51	Call	JPMorgan Chase Bank, N.A.	02/22/21	(0.15)%	6 Month EURIBOR(S)	(0.15)%(Q)	EUR	100	(865)
CDX.NA.IG.35.V1, 12/20/25	Call	Morgan Stanley Capital Services LLC	01/20/21	0.53%	CDX.NA.IG.35.V1(Q)	1.00%(Q)		1,425	(2,653)
CDX.NA.IG.35.V1, 12/20/25	Call	Morgan Stanley Capital Services LLC	02/17/21	0.45%	CDX.NA.IG.35.V1(Q)	1.00%(Q)		400	(192)
CDX.NA.IG.35.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	CDX.NA.IG.35.V1(Q)	1.00%(Q)		600	(226)
iTraxx.34.V1, 12/20/25	Call	Bank of America, N.A.	01/20/21	0.45%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	900	(615)
iTraxx.34.V1, 12/20/25	Call	Bank of America, N.A.	01/20/21	0.45%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	1,500	(1,024)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	01/20/21	0.48%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	400	(549)
iTraxx.34.V1, 12/20/25	Call	Deutsche Bank AG	02/17/21	0.43%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	600	(412)
iTraxx.34.V1, 12/20/25	Call	Goldman Sachs International	02/17/21	0.43%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	500	(343)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.40%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	1,100	(630)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.40%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	2,000	(1,146)
iTraxx.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.40%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	800	(458)
iTraxx.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.40%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	1,400	(802)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	1,200	(1,197)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	03/17/21	0.43%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	200	(199)
iTraxx.34.V1, 12/20/25	Call	Goldman Sachs International	03/17/21	0.43%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	600	(598)
iTraxx.34.V1, 12/20/25	Call	Barclays Bank PLC	04/21/21	0.38%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	700	(341)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	04/21/21	0.38%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	400	$(195)
iTraxx.34.V1, 12/20/25	Call	BNP Paribas S.A.	04/21/21	0.38%	iTraxx.34.V1(Q)	1.00%(Q)	EUR	600	(292)
10- Year Interest Rate Swap, 11/04/32	Put	BNP Paribas S.A.	11/02/22	0.00%	0.00%(Q)	6 Month EURIBOR(S)	EUR	2,900	(59,037)
10- Year Interest Rate Swap, 11/04/32	Put	Morgan Stanley Capital Services LLC	11/02/22	0.00%	0.00%(Q)	6 Month EURIBOR(S)	EUR	2,800	(57,001)
10- Year Interest Rate Swap, 11/08/32	Put	Barclays Bank PLC	11/04/22	0.00%	0.00%(Q)	6 Month EURIBOR(S)	EUR	1,710	(34,967)
10- Year Interest Rate Swap, 11/08/32	Put	BNP Paribas S.A.	11/04/22	0.00%	0.00%(Q)	6 Month EURIBOR(S)	EUR	3,490	(71,365)
25- Year Interest Rate Swap, 05/07/50	Put	BNP Paribas S.A.	05/23/25	0.45%	0.45%(Q)	6 Month EURIBOR(S)	EUR	300	(22,514)
3- Year Interest Rate Swap, 08/25/24	Put	Morgan Stanley Capital Services LLC	08/23/21	1.45%	1.45%(Q)	3 Month LIBOR(Q)		5,000	(83)
3- Year Interest Rate Swap, 08/31/24	Put	Credit Suisse International	08/26/21	1.40%	1.40%(Q)	3 Month LIBOR(Q)		5,800	(117)
3- Year Interest Rate Swap, 09/17/24	Put	Bank of America, N.A.	09/15/21	1.88%	1.88%(S)	3 Month LIBOR(Q)		5,800	(47)
3- Year Interest Rate Swap, 12/23/24	Put	Deutsche Bank AG	12/21/21	2.02%	2.02%(S)	3 Month LIBOR(Q)		2,600	(45)
3- Year Interest Rate Swap, 12/23/24	Put	Morgan Stanley Capital Services LLC	12/21/21	2.02%	2.02%(S)	3 Month LIBOR(Q)		4,300	(75)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
30- Year Interest Rate Swap, 01/21/51	Put	Morgan Stanley Capital Services LLC	01/19/21	1.55%	1.55%(S)	3 Month LIBOR(Q)	400	$(1,572)
30- Year Interest Rate Swap, 02/02/51	Put	Bank of America, N.A.	01/29/21	1.46%	1.46%(S)	3 Month LIBOR(Q)	700	(9,543)
CDX.NA.HY.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	$98.25	5.00%(Q)	CDX.NA.HY.35.V1(Q)	100	(67)
CDX.NA.HY.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	$98.25	5.00%(Q)	CDX.NA.HY.35.V1(Q)	200	(134)
CDX.NA.IG.33.V1, 12/20/24	Put	Goldman Sachs International	03/17/21	2.50%	1.00%(Q)	CDX.NA.IG.33.V1(Q)	1,000	(115)
CDX.NA.IG.34.V1, 06/20/25	Put	BNP Paribas S.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.34.V1(Q)	600	(106)
CDX.NA.IG.35.V1, 12/20/25	Put	Goldman Sachs International	01/20/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	200	(31)
CDX.NA.IG.35.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	500	(65)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	01/20/21	0.95%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	200	(24)
CDX.NA.IG.35.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	200	(22)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	200	(22)
CDX.NA.IG.35.V1, 12/20/25	Put	Barclays Bank PLC	01/20/21	1.10%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	700	(68)
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	02/17/21	0.75%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	400	(202)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	02/17/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	800	(274)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	02/17/21	0.90%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	300	(103)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	02/17/21	1.10%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	100	(25)
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	600	(477)
CDX.NA.IG.35.V1, 12/20/25	Put	Credit Suisse International	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	500	(398)
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	03/17/21	0.80%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	500	(398)
CDX.NA.IG.35.V1, 12/20/25	Put	Morgan Stanley Capital Services LLC	03/17/21	0.85%	1.00%(Q)	CDX.NA.IG.35.V1(Q)	300	(209)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.35.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		100	$(85)
CDX.NA.IG.35.V1, 12/20/25	Put	Deutsche Bank AG	04/21/21	1.00%	1.00%(Q)	CDX.NA.IG.35.V1(Q)		100	(85)
iTraxx.32.V1, 12/20/24	Put	Goldman Sachs International	03/17/21	2.50%	1.00%(Q)	iTraxx.32.V1(Q)	EUR	800	—
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	300	(52)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	0.83%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(64)
iTraxx.34.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.85%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,500	(223)
iTraxx.34.V1, 12/20/25	Put	Bank of America, N.A.	01/20/21	0.85%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,500	(223)
iTraxx.34.V1, 12/20/25	Put	Deutsche Bank AG	01/20/21	0.90%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	500	(67)
iTraxx.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	0.90%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(54)
iTraxx.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	1.00%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(44)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	01/20/21	1.05%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	200	(15)
iTraxx.34.V1, 12/20/25	Put	JPMorgan Chase Bank, London	01/20/21	1.05%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(30)
iTraxx.34.V1, 12/20/25	Put	Barclays Bank PLC	02/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	500	(393)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	02/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(314)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	02/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(314)
iTraxx.34.V1, 12/20/25	Put	Deutsche Bank AG	02/17/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	600	(325)
iTraxx.34.V1, 12/20/25	Put	Goldman Sachs International	02/17/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	500	(271)
iTraxx.34.V1, 12/20/25	Put	Bank of America, N.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	300	(398)
iTraxx.34.V1, 12/20/25	Put	Barclays Bank PLC	03/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(531)
iTraxx.34.V1, 12/20/25	Put	Barclays Bank PLC	03/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,200	(1,592)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	600	(796)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.70%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	500	(663)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,100	(1,232)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	2,000	(2,239)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	800	$(896)
iTraxx.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,400	(1,567)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	1,200	(1,153)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	03/17/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	200	(192)
iTraxx.34.V1, 12/20/25	Put	Goldman Sachs International	03/17/21	0.85%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	600	(501)
iTraxx.34.V1, 12/20/25	Put	Barclays Bank PLC	04/21/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	700	(1,189)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	400	(679)
iTraxx.34.V1, 12/20/25	Put	BNP Paribas S.A.	04/21/21	0.75%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	600	(1,019)
iTraxx.34.V1, 12/20/25	Put	Barclays Bank PLC	04/21/21	0.80%	1.00%(Q)	iTraxx.34.V1(Q)	EUR	300	(445)

Total OTC Swaptions (premiums received $511,570)									$(322,446)

Total Options Written (premiums received $1,646,661)									$(1,543,757)

Financial Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
75	2 Year U.S. Treasury Notes	Mar. 2021	$16,573,242	$15,105
50	3 Year Australian Treasury Bonds	Mar. 2021	4,526,946	2,953
14	5 Year Euro-Bobl	Mar. 2021	2,311,997	2,293
537	5 Year U.S. Treasury Notes	Mar. 2021	67,750,100	153,510
77	10 Year Australian Treasury Bonds	Mar. 2021	8,740,041	26,753
183	10 Year Canadian Government Bonds	Mar. 2021	21,435,541	62,628
61	10 Year Euro-Bund	Mar. 2021	13,237,848	22,119
48	10 Year Japanese Bonds	Mar. 2021	70,622,827	(49,205)
36	10 Year U.K. Gilt	Mar. 2021	6,672,634	69,859
309	10 Year U.S. Treasury Notes	Mar. 2021	42,666,142	48,906
737	20 Year U.S. Treasury Bonds	Mar. 2021	127,639,188	(902,579)
2	30 Year Euro Buxl	Mar. 2021	550,329	682
26	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	5,552,625	2,542
6	Amsterdam Index	Jan. 2021	915,548	5,751
27	ASX SPI 200 Index	Mar. 2021	3,401,798	(62,499)
70	Australian Dollar Currency	Mar. 2021	5,390,000	122,472
448	BIST National 30 Index	Feb. 2021	999,607	16,119
19	Canadian Dollar Currency	Mar. 2021	1,488,460	(1,309)
2	DAX Index	Mar. 2021	839,640	28,980
17	Euro Currency	Mar. 2021	2,602,275	4,445
8	Euro STOXX 50 Index	Mar. 2021	346,949	4,340
46	Euro STOXX 50 Index Dividend	Dec. 2022	545,100	125,616
91	Euro-BTP Italian Government Bond	Mar. 2021	16,898,975	118,797
73	Euro-OAT	Mar. 2021	14,969,830	4,955
14	FTSE 100 Index	Mar. 2021	1,229,109	(12,840)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
13	FTSE/MIB Index	Mar. 2021	$1,757,203	$22,322
2	Hang Seng China Enterprises Index	Jan. 2021	351,102	13,530
155	Mexican Peso	Mar. 2021	3,854,850	1,842
1,095	Mini MSCI EAFE Index	Mar. 2021	116,661,300	1,336,631
519	Mini MSCI Emerging Markets Index	Mar. 2021	33,428,790	886,791
68	NASDAQ 100 E-Mini Index	Mar. 2021	17,524,280	698,041
15	OMXS30 Index	Jan. 2021	342,430	(2,810)
170	Russell 2000 E-Mini Index	Mar. 2021	16,785,800	547,754
20	Russian Ruble Currency	Mar. 2021	669,750	(8,175)
645	S&P 500 E-Mini Index	Mar. 2021	120,898,800	3,029,008
83	TOPIX Index	Mar. 2021	14,505,206	310,380
5	Yen Denominated Nikkei 225 Index	Mar. 2021	666,069	15,048

				6,660,755

Short Positions:
98	90 Day Euro Dollar	Mar. 2021	24,458,350	(13,931)
457	90 Day Euro Dollar	Jun. 2021	114,061,488	(561,658)
46	2 Year U.S. Treasury Notes	Mar. 2021	10,164,922	(10,844)
13	3 Year Australian Treasury Bonds	Mar. 2021	1,177,006	(884)
116	5 Year Euro-Bobl	Mar. 2021	19,156,547	(19,279)
60	5 Year U.S. Treasury Notes	Mar. 2021	7,569,844	(21,174)
7	10 Year Australian Treasury Bonds	Mar. 2021	794,549	(4,306)
426	10 Year Euro-Bund	Mar. 2021	92,447,924	4,787
226	10 Year U.K. Gilt	Mar. 2021	41,889,315	(368,719)
340	10 Year U.S. Treasury Notes	Mar. 2021	46,946,564	(82,898)
91	10 Year U.S. Ultra Treasury Notes	Mar. 2021	14,228,704	(38,149)
86	20 Year U.S. Treasury Bonds	Mar. 2021	14,894,125	127,640
9	30 Year Euro Buxl	Mar. 2021	2,476,480	(4,288)
20	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	4,271,250	61,570
7	British Pound Currency	Mar. 2021	597,581	(10,599)
13	DAX Index	Mar. 2021	5,457,660	(163,709)
196	Euro Schatz Index	Mar. 2021	26,883,508	23,103
315	Euro STOXX 50 Index	Mar. 2021	13,661,101	(162,469)
108	Euro-BTP Italian Government Bond	Mar. 2021	20,055,926	(109,558)
1	Euro-OAT	Mar. 2021	205,066	(1,088)
18	FTSE 100 Index	Mar. 2021	1,580,283	(3,970)
47	IBEX 35 Index	Jan. 2021	4,633,998	12,561
17	Japanese Yen Currency	Mar. 2021	2,058,913	(9,167)
9	Mini MSCI Emerging Markets Index	Mar. 2021	579,690	(13,249)
75	S&P 500 E-Mini Index	Mar. 2021	14,058,000	(301,425)
11	S&P/TSX 60 Index	Mar. 2021	1,778,286	14,595
12	Yen Denominated Nikkei 225 Index	Mar. 2021	1,598,567	(41,530)

				(1,698,638)

				$4,962,117

Commodity Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
64	Brent Crude	Mar. 2021	$3,315,200	$497,549
8	Brent Crude	May 2021	414,240	29,779
29	Coffee ’C’	Mar. 2021	1,394,719	187,876
9	Coffee ’C’	Jul. 2021	444,994	19,307

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Commodity Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
46	Copper	Mar. 2021	$4,046,850	$380,361
15	Copper	Jul. 2021	1,322,438	155,856
134	Corn	Mar. 2021	3,242,800	431,091
45	Corn	Jul. 2021	1,080,563	150,130
25	Cotton No. 2	Mar. 2021	976,500	86,627
20	Gasoline RBOB	Mar. 2021	1,188,936	85,898
2	Gasoline RBOB	Apr. 2021	128,377	17,262
158	Gold 100 OZ	Feb. 2021	29,942,580	324,457
36	Hard Red Winter Wheat	Mar. 2021	1,086,300	76,174
25	Lean Hogs	Feb. 2021	702,750	34,344
8	Lean Hogs	Jun. 2021	265,040	3,270
26	Live Cattle	Feb. 2021	1,196,260	6,450
11	Live Cattle	Jun. 2021	504,680	18,412
19	LME Copper	Mar. 2021	3,689,206	282,074
20	LME Nickel	Jan. 2021	1,987,980	188,059
20	LME Nickel	Mar. 2021	1,992,960	19,907
6	LME Nickel	Jun. 2021	599,832	55,559
49	LME PRI Aluminum	Jan. 2021	2,424,275	179,197
56	LME PRI Aluminum	Mar. 2021	2,768,500	(19,549)
20	LME PRI Aluminum	Jun. 2021	994,625	66,538
30	LME Zinc	Jan. 2021	2,049,998	245,858
36	LME Zinc	Mar. 2021	2,474,397	(4,559)
13	LME Zinc	Jun. 2021	898,082	78,712
2	Low Sulphur Gas Oil	Feb. 2021	84,600	3,697
25	Low Sulphur Gas Oil	Mar. 2021	1,062,500	29,267
225	Natural Gas	Mar. 2021	5,683,500	(13,989)
46	No. 2 Soft Red Winter Wheat	Mar. 2021	1,473,150	69,061
20	No. 2 Soft Red Winter Wheat	Jul. 2021	628,250	31,476
17	NY Harbor ULSD	Mar. 2021	1,060,576	41,683
34	Silver	Mar. 2021	4,490,040	326,960
58	Soybean	Mar. 2021	3,801,900	418,157
12	Soybean	May 2021	784,050	148,002
48	Soybean Meal	Mar. 2021	2,061,120	226,191
17	Soybean Meal	May 2021	719,780	137,918
53	Soybean Oil	Mar. 2021	1,348,320	144,193
30	Soybean Oil	Jul. 2021	736,920	111,814
87	Sugar #11 (World)	Mar. 2021	1,509,346	265,659
32	Sugar #11 (World)	Jul. 2021	508,570	59,900
5	WTI Crude	Feb. 2021	242,600	8,677
80	WTI Crude	Mar. 2021	3,890,400	282,113
11	WTI Crude	Dec. 2021	524,480	30,934

				5,918,352

Short Positions:
20	LME Nickel	Jan. 2021	1,987,980	11,918
3	LME Nickel	Mar. 2021	298,944	(29,785)
1	LME Nickel	Jun. 2021	99,972	(13,803)
49	LME PRI Aluminum	Jan. 2021	2,424,275	48,482
8	LME PRI Aluminum	Mar. 2021	395,500	(28,152)
6	LME PRI Aluminum	Jun. 2021	298,388	(15,244)
30	LME Zinc	Jan. 2021	2,049,998	57,986
6	LME Zinc	Mar. 2021	412,400	(41,675)
5	LME Zinc	Jun. 2021	345,416	(13,426)

				(23,699)

				$5,894,653

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/21	Citibank, N.A.	AUD	3,782	$2,743,141	$2,916,394	$173,253	$—
Expiring 01/19/21	Goldman Sachs International	AUD	20	15,474	15,423	—	(51)
Expiring 03/17/21	Barclays Bank PLC	AUD	60,005	44,617,777	46,290,224	1,672,447	—
Expiring 03/17/21	Barclays Bank PLC	AUD	2,193	1,615,364	1,692,039	76,675	—
Expiring 03/17/21	Citibank, N.A.	AUD	6,093	4,445,735	4,699,984	254,249	—
Expiring 03/17/21	Citibank, N.A.	AUD	6,093	4,458,429	4,699,984	241,555	—
Expiring 03/17/21	Citibank, N.A.	AUD	6,093	4,440,590	4,699,984	259,394	—
Expiring 03/17/21	Citibank, N.A.	AUD	6,093	4,501,780	4,699,984	198,204	—
Expiring 03/17/21	Citibank, N.A.	AUD	337	257,528	259,975	2,447	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	1,246	922,961	961,368	38,407	—
Expiring 03/17/21	UBS AG	AUD	6,700	5,124,114	5,322,920	198,806	—
Brazilian Real,
Expiring 01/05/21	HSBC Bank USA, N.A.	BRL	935	180,000	180,001	1	—
Expiring 01/05/21	JPMorgan Chase Bank, N.A.	BRL	141	27,000	27,072	72	—
Expiring 01/14/21	Morgan Stanley & Co. International PLC	BRL	645	116,160	124,185	8,025	—
Expiring 01/19/21	Citibank, N.A.	BRL	12,370	2,181,542	2,381,238	199,696	—
Expiring 01/19/21	Citibank, N.A.	BRL	4,100	758,585	789,255	30,670	—
Expiring 01/19/21	Goldman Sachs International	BRL	8,673	1,645,905	1,669,562	23,657	—
Expiring 01/19/21	Goldman Sachs International	BRL	7,504	1,483,148	1,444,528	—	(38,620)
Expiring 01/19/21	Goldman Sachs International	BRL	6,741	1,323,374	1,297,651	—	(25,723)
Expiring 01/19/21	Goldman Sachs International	BRL	6,335	1,113,723	1,219,583	105,860	—
Expiring 01/19/21	Goldman Sachs International	BRL	4,637	859,946	892,628	32,682	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	BRL	4,190	744,518	806,579	62,061	—
Expiring 02/02/21	Barclays Bank PLC	BRL	1,075	204,097	206,955	2,858	—
Expiring 03/18/21	Goldman Sachs International	BRL	18,691	3,679,466	3,591,899	—	(87,567)
British Pound,
Expiring 01/08/21	BNP Paribas S.A.	GBP	572	772,007	782,278	10,271	—
Expiring 01/08/21	BNP Paribas S.A.	GBP	272	367,108	371,992	4,884	—
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	435	580,425	594,915	14,490	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	GBP	190	258,857	259,848	991	—
Expiring 01/08/21	Standard Chartered Bank, London	GBP	209	277,411	285,832	8,421	—
Expiring 01/19/21	Goldman Sachs International	GBP	243	314,067	332,356	18,289	—
Expiring 01/19/21	Goldman Sachs International	GBP	110	142,089	150,449	8,360	—
Expiring 03/17/21	Barclays Bank PLC	GBP	3,064	4,108,997	4,192,388	83,391	—
Expiring 03/17/21	Citibank, N.A.	GBP	1,412	1,894,637	1,931,838	37,201	—
Expiring 03/17/21	Citibank, N.A.	GBP	923	1,236,894	1,262,809	25,915	—
Expiring 03/17/21	Citibank, N.A.	GBP	236	315,778	323,272	7,494	—
Expiring 03/17/21	Citibank, N.A.	GBP	232	309,838	316,934	7,096	—
Expiring 03/17/21	Citibank, N.A.	GBP	232	309,937	316,933	6,996	—
Expiring 03/17/21	Citibank, N.A.	GBP	229	306,773	313,764	6,991	—
Expiring 03/17/21	Citibank, N.A.	GBP	229	307,359	313,765	6,406	—
Expiring 03/17/21	Citibank, N.A.	GBP	217	289,871	297,417	7,546	—
Expiring 03/17/21	Citibank, N.A.	GBP	217	290,115	297,417	7,302	—
Expiring 03/17/21	Citibank, N.A.	GBP	216	288,680	295,936	7,256	—
Expiring 03/17/21	Citibank, N.A.	GBP	214	286,277	292,977	6,700	—
Expiring 03/17/21	Citibank, N.A.	GBP	200	267,323	273,576	6,253	—
Expiring 03/17/21	Citibank, N.A.	GBP	199	266,233	272,524	6,291	—
Expiring 03/17/21	Citibank, N.A.	GBP	197	261,409	269,395	7,986	—
Expiring 03/17/21	Citibank, N.A.	GBP	197	263,186	269,394	6,208	—
Expiring 03/17/21	Citibank, N.A.	GBP	196	260,781	268,316	7,535	—
Expiring 03/17/21	Citibank, N.A.	GBP	192	256,504	263,054	6,550	—
Expiring 03/17/21	Citibank, N.A.	GBP	192	255,583	263,055	7,472	—
Expiring 03/17/21	Citibank, N.A.	GBP	192	255,415	263,055	7,640	—
Expiring 03/17/21	Citibank, N.A.	GBP	192	256,990	262,686	5,696	—
Expiring 03/17/21	Citibank, N.A.	GBP	190	252,776	260,423	7,647	—
Expiring 03/17/21	Citibank, N.A.	GBP	190	252,831	260,424	7,593	—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 03/17/21	Citibank, N.A.	GBP	185	$246,789	$253,059	$6,270	$—
Expiring 03/17/21	Citibank, N.A.	GBP	185	247,330	253,059	5,729	—
Expiring 03/17/21	Citibank, N.A.	GBP	177	236,891	242,454	5,563	—
Expiring 03/17/21	Citibank, N.A.	GBP	116	154,603	158,467	3,864	—
Expiring 03/17/21	Citibank, N.A.	GBP	29	39,424	39,677	253	—
Expiring 03/17/21	Citibank, N.A.	GBP	28	37,779	38,308	529	—
Expiring 03/17/21	Citibank, N.A.	GBP	28	37,340	38,309	969	—
Expiring 03/17/21	Citibank, N.A.	GBP	2	2,663	2,736	73	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	2,067	2,812,296	2,828,338	16,042	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	1,266	1,709,041	1,732,265	23,224	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	97	130,479	132,030	1,551	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	91	123,463	125,136	1,673	—
Expiring 03/17/21	UBS AG	GBP	1,250	1,664,549	1,710,196	45,647	—
Expiring 03/18/21	Barclays Bank PLC	GBP	93	125,285	127,813	2,528	—
Expiring 03/18/21	BNP Paribas S.A.	GBP	190	254,882	260,032	5,150	—
Expiring 03/18/21	Goldman Sachs International	GBP	42	55,715	56,839	1,124	—
Expiring 03/18/21	UBS AG	GBP	221	296,701	302,684	5,983	—
Canadian Dollar,
Expiring 01/08/21	HSBC Bank USA, N.A.	CAD	577	450,514	453,318	2,804	—
Expiring 01/19/21	Citibank, N.A.	CAD	2,321	1,750,974	1,823,783	72,809	—
Expiring 01/19/21	Citibank, N.A.	CAD	901	686,124	707,893	21,769	—
Expiring 03/17/21	Barclays Bank PLC	CAD	7,974	6,225,819	6,265,735	39,916	—
Expiring 03/17/21	Citibank, N.A.	CAD	1,690	1,322,941	1,327,952	5,011	—
Expiring 03/17/21	Citibank, N.A.	CAD	1,631	1,262,897	1,281,592	18,695	—
Expiring 03/17/21	Citibank, N.A.	CAD	803	620,443	630,974	10,531	—
Expiring 03/17/21	Citibank, N.A.	CAD	464	356,739	364,597	7,858	—
Expiring 03/17/21	Citibank, N.A.	CAD	138	105,475	108,436	2,961	—
Expiring 03/17/21	Citibank, N.A.	CAD	138	105,729	108,436	2,707	—
Expiring 03/17/21	Citibank, N.A.	CAD	138	106,176	108,437	2,261	—
Expiring 03/17/21	Citibank, N.A.	CAD	138	105,790	108,436	2,646	—
Expiring 03/17/21	Citibank, N.A.	CAD	27	21,091	21,216	125	—
Expiring 03/17/21	Citibank, N.A.	CAD	21	16,404	16,501	97	—
Expiring 03/17/21	Citibank, N.A.	CAD	7	5,381	5,500	119	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	4,176	3,236,117	3,281,549	45,432	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	2,975	2,317,467	2,337,826	20,359	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	2,870	2,216,152	2,255,261	39,109	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	2,355	1,847,734	1,850,828	3,094	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	867	680,005	681,212	1,207	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	799	625,996	627,874	1,878	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	444	348,348	348,959	611	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	381	297,051	299,047	1,996	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	306	239,484	240,660	1,176	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	262	204,322	206,108	1,786	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	16	12,539	12,528	—	(11)
Expiring 03/17/21	UBS AG	CAD	14,500	11,802,241	11,865,136	62,895	—
Chilean Peso,
Expiring 01/15/21	Citibank, N.A.	CLP	134,352	180,000	189,068	9,068	—
Expiring 01/15/21	Citibank, N.A.	CLP	747	1,000	1,052	52	—
Expiring 01/15/21	Goldman Sachs International	CLP	747	1,000	1,051	51	—
Expiring 01/15/21	HSBC Bank USA, N.A.	CLP	249,431	334,000	351,015	17,015	—
Expiring 01/15/21	HSBC Bank USA, N.A.	CLP	748	1,000	1,052	52	—
Expiring 03/18/21	Goldman Sachs International	CLP	18,123	25,525	25,510	—	(15)
Expiring 03/24/21	BNP Paribas S.A.	CLP	386,025	532,646	543,393	10,747	—
Chinese Renminbi,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CNH	43,474	6,396,998	6,677,059	280,061	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CNH	2,329	$346,255	$357,705	$11,450	$—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CNH	847	129,244	130,089	845	—
Expiring 03/15/21	JPMorgan Chase Bank, N.A.	CNH	2,267	342,204	346,936	4,732	—
Expiring 03/17/21	BNP Paribas S.A.	CNH	2,536	379,862	387,992	8,130	—
Expiring 03/17/21	BNP Paribas S.A.	CNH	1,574	237,137	240,812	3,675	—
Expiring 03/17/21	Goldman Sachs International	CNH	1,730	263,039	264,679	1,640	—
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	954	143,932	145,956	2,024	—
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	593	90,629	90,725	96	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	4,319	648,133	660,779	12,646	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	2,672	406,970	408,799	1,829	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	1,179	178,533	180,379	1,846	—
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	30,391	4,281,431	4,608,118	326,687	—
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	1,736	244,290	263,224	18,934	—
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	1,324	187,437	200,824	13,387	—
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	501	72,136	76,008	3,872	—
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	318	47,565	48,288	723	—
Danish Krone,
Expiring 02/01/21	Goldman Sachs International	DKK	1,165	192,405	191,369	—	(1,036)
Expiring 03/17/21	Citibank, N.A.	DKK	693	114,090	113,942	—	(148)
Expiring 03/17/21	Citibank, N.A.	DKK	683	112,734	112,298	—	(436)
Expiring 03/17/21	Citibank, N.A.	DKK	679	111,900	111,640	—	(260)
Expiring 03/17/21	Citibank, N.A.	DKK	597	97,598	98,158	560	—
Expiring 03/17/21	Citibank, N.A.	DKK	588	95,900	96,678	778	—
Expiring 03/17/21	Citibank, N.A.	DKK	576	94,237	94,705	468	—
Expiring 03/17/21	Citibank, N.A.	DKK	139	22,259	22,854	595	—
Expiring 03/17/21	Citibank, N.A.	DKK	9	1,443	1,480	37	—
Euro,
Expiring 01/08/21	Citibank, N.A.	EUR	130	157,643	158,851	1,208	—
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	110	133,999	134,412	413	—
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	98	118,978	119,749	771	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	335	409,063	409,346	283	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	602	734,735	735,782	1,047	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	490	598,111	598,893	782	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	303	360,567	370,336	9,769	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	295	359,794	360,558	764	—
Expiring 01/19/21	Goldman Sachs International	EUR	155	182,455	189,446	6,991	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	2,349	2,880,920	2,871,018	—	(9,902)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	610	730,112	745,560	15,448	—
Expiring 03/17/21	Barclays Bank PLC	EUR	47,531	57,598,915	58,168,353	569,438	—
Expiring 03/17/21	Barclays Bank PLC	EUR	192	233,025	234,900	1,875	—
Expiring 03/17/21	Citibank, N.A.	EUR	3,124	3,795,613	3,822,596	26,983	—
Expiring 03/17/21	Citibank, N.A.	EUR	3,032	3,681,579	3,710,167	28,588	—
Expiring 03/17/21	Citibank, N.A.	EUR	3,032	3,681,919	3,710,168	28,249	—
Expiring 03/17/21	Citibank, N.A.	EUR	2,886	3,521,712	3,531,849	10,137	—
Expiring 03/17/21	Citibank, N.A.	EUR	2,784	3,413,294	3,407,023	—	(6,271)
Expiring 03/17/21	Citibank, N.A.	EUR	2,558	3,090,959	3,130,447	39,488	—
Expiring 03/17/21	Citibank, N.A.	EUR	1,090	1,300,577	1,333,928	33,351	—
Expiring 03/17/21	Citibank, N.A.	EUR	1,089	1,330,708	1,332,704	1,996	—
Expiring 03/17/21	Citibank, N.A.	EUR	1,028	1,257,003	1,258,053	1,050	—
Expiring 03/17/21	Citibank, N.A.	EUR	1,000	1,186,198	1,223,787	37,589	—
Expiring 03/17/21	Citibank, N.A.	EUR	644	773,247	788,119	14,872	—
Expiring 03/17/21	Citibank, N.A.	EUR	567	675,232	693,887	18,655	—
Expiring 03/17/21	Citibank, N.A.	EUR	448	542,907	548,256	5,349	—
Expiring 03/17/21	Citibank, N.A.	EUR	330	401,431	403,850	2,419	—
Expiring 03/17/21	Citibank, N.A.	EUR	250	297,922	305,947	8,025	—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/17/21	Citibank, N.A.	EUR	240	$291,848	$293,709	$1,861	$—
Expiring 03/17/21	Citibank, N.A.	EUR	131	161,121	160,316	—	(805)
Expiring 03/17/21	Citibank, N.A.	EUR	116	141,254	141,959	705	—
Expiring 03/17/21	Citibank, N.A.	EUR	70	83,595	85,881	2,286	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	81,674	84,197	2,523	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,027	84,617	2,590	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	81,983	84,618	2,635	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	81,615	84,196	2,581	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,077	84,196	2,119	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,062	84,196	2,134	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,005	84,197	2,192	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,522	84,617	2,095	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,571	84,617	2,046	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,013	84,197	2,184	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	83,045	84,617	1,572	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,666	84,197	1,531	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	82,691	84,196	1,505	—
Expiring 03/17/21	Citibank, N.A.	EUR	69	83,103	84,618	1,515	—
Expiring 03/17/21	Citibank, N.A.	EUR	68	80,846	83,355	2,509	—
Expiring 03/17/21	Citibank, N.A.	EUR	68	81,303	83,354	2,051	—
Expiring 03/17/21	Citibank, N.A.	EUR	68	81,274	83,354	2,080	—
Expiring 03/17/21	Citibank, N.A.	EUR	68	81,163	83,354	2,191	—
Expiring 03/17/21	Citibank, N.A.	EUR	68	81,803	83,354	1,551	—
Expiring 03/17/21	Citibank, N.A.	EUR	46	55,855	56,295	440	—
Expiring 03/17/21	Citibank, N.A.	EUR	11	13,388	13,462	74	—
Expiring 03/17/21	Citibank, N.A.	EUR	11	13,396	13,462	66	—
Expiring 03/17/21	Citibank, N.A.	EUR	11	13,353	13,462	109	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	4,681	5,734,313	5,729,140	—	(5,173)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	4,237	5,173,995	5,184,736	10,741	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	4,221	5,184,588	5,165,248	—	(19,340)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	4,062	4,958,789	4,971,329	12,540	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	3,416	4,160,362	4,180,560	20,198	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	3,109	3,813,261	3,804,668	—	(8,593)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	1,988	2,427,541	2,432,541	5,000	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	1,925	2,346,588	2,355,756	9,168	—
Expiring 03/17/21	UBS AG	EUR	1,625	2,281,943	2,294,601	12,658	—
Expiring 03/18/21	BNP Paribas S.A.	EUR	52	63,498	63,373	—	(125)
Expiring 03/18/21	UBS AG	EUR	397	487,271	485,421	—	(1,850)
Expiring 03/18/21	UBS AG	EUR	207	253,746	253,263	—	(483)
Expiring 03/18/21	UBS AG	EUR	207	254,858	253,493	—	(1,365)
Expiring 03/18/21	UBS AG	EUR	129	157,976	158,289	313	—
Expiring 03/18/21	UBS AG	EUR	129	157,748	158,289	541	—
Expiring 03/18/21	UBS AG	EUR	116	142,960	142,434	—	(526)
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	15	19,178	18,399	—	(779)
Hong Kong Dollar,
Expiring 03/18/21	BNP Paribas S.A.	HKD	1,459	188,238	188,238	—	—
Expiring 03/18/21	Goldman Sachs International	HKD	259	33,471	33,470	—	(1)
Expiring 03/18/21	UBS AG	HKD	208	26,844	26,845	1	—
Indian Rupee,
Expiring 01/19/21	Goldman Sachs International	INR	132,296	1,773,524	1,807,990	34,466	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	INR	125,890	1,698,401	1,720,440	22,039	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	INR	88,834	1,193,437	1,214,020	20,583	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	INR	23,517	318,184	321,389	3,205	—
Israeli Shekel,
Expiring 02/11/21	JPMorgan Chase Bank, N.A.	ILS	173	50,533	53,877	3,344	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 02/11/21	Standard Chartered Bank, London	ILS	1,047	$304,881	$326,061	$21,180	$—
Expiring 02/11/21	Standard Chartered Bank, London	ILS	362	105,413	112,736	7,323	—
Japanese Yen,
Expiring 01/08/21	BNP Paribas S.A.	JPY	107,500	1,038,026	1,041,225	3,199	—
Expiring 01/08/21	Goldman Sachs International	JPY	58,180	559,294	563,525	4,231	—
Expiring 01/19/21	Citibank, N.A.	JPY	490,958	4,690,860	4,755,941	65,081	—
Expiring 01/19/21	Goldman Sachs International	JPY	266,278	2,527,356	2,579,456	52,100	—
Expiring 01/19/21	Goldman Sachs International	JPY	7,926	75,915	76,779	864	—
Expiring 02/02/21	Goldman Sachs International	JPY	147,467	1,425,187	1,428,750	3,563	—
Expiring 03/17/21	Barclays Bank PLC	JPY	6,546,184	63,052,975	63,454,848	401,873	—
Expiring 03/17/21	Citibank, N.A.	JPY	639,281	6,165,289	6,196,813	31,524	—
Expiring 03/17/21	Citibank, N.A.	JPY	639,281	6,163,420	6,196,813	33,393	—
Expiring 03/17/21	Citibank, N.A.	JPY	221,051	2,140,942	2,142,738	1,796	—
Expiring 03/17/21	Citibank, N.A.	JPY	98,158	947,087	951,486	4,399	—
Expiring 03/17/21	Citibank, N.A.	JPY	64,058	617,803	620,941	3,138	—
Expiring 03/17/21	Citibank, N.A.	JPY	62,642	607,381	607,215	—	(166)
Expiring 03/17/21	Citibank, N.A.	JPY	48,508	467,872	470,208	2,336	—
Expiring 03/17/21	Citibank, N.A.	JPY	18,657	180,832	180,850	18	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	593,001	5,720,964	5,748,199	27,235	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	483,606	4,636,770	4,687,793	51,023	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	48,055	464,384	465,812	1,428	—
Expiring 03/17/21	UBS AG	JPY	475,000	5,897,669	5,937,213	39,544	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	15,780	152,852	152,960	108	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	15,684	152,037	152,034	—	(3)
Expiring 03/18/21	BNP Paribas S.A.	JPY	9,803	94,752	95,021	269	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	9,803	94,752	95,021	269	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	3,945	38,129	38,240	111	—
Expiring 03/18/21	UBS AG	JPY	30,061	291,334	291,398	64	—
Mexican Peso,
Expiring 01/19/21	BNP Paribas S.A.	MXN	15,321	694,706	768,263	73,557	—
Expiring 01/19/21	Citibank, N.A.	MXN	22,100	1,038,319	1,108,164	69,845	—
Expiring 01/19/21	Citibank, N.A.	MXN	7,300	360,681	366,045	5,364	—
Expiring 01/19/21	Goldman Sachs International	MXN	17,747	873,835	889,890	16,055	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	MXN	15,070	692,374	755,658	63,284	—
Expiring 02/04/21	Citibank, N.A.	MXN	10,749	503,846	538,040	34,194	—
Expiring 02/08/21	Citibank, N.A.	MXN	12,186	530,541	609,671	79,130	—
Expiring 03/08/21	Goldman Sachs International	MXN	407	20,420	20,304	—	(116)
Expiring 03/10/21	Goldman Sachs International	MXN	1,208	55,661	60,233	4,572	—
Expiring 04/14/21	Goldman Sachs International	MXN	3,060	150,977	151,941	964	—
Expiring 04/14/21	Goldman Sachs International	MXN	1,208	59,755	59,991	236	—
New Taiwanese Dollar,
Expiring 03/18/21	BNP Paribas S.A.	TWD	69	2,485	2,491	6	—
New Zealand Dollar,
Expiring 01/08/21	Citibank, N.A.	NZD	511	359,504	367,687	8,183	—
Expiring 01/08/21	Standard Chartered Bank, London	NZD	623	439,834	448,276	8,442	—
Expiring 03/17/21	Barclays Bank PLC	NZD	3,984	2,814,728	2,867,275	52,547	—
Expiring 03/17/21	Barclays Bank PLC	NZD	3,700	2,626,615	2,662,934	36,319	—
Expiring 03/17/21	Barclays Bank PLC	NZD	3,099	2,181,816	2,230,303	48,487	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,500,038	1,563,977	63,939	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,512,831	1,563,978	51,147	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,513,717	1,563,977	50,260	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,516,560	1,563,978	47,418	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,502,642	1,563,978	61,336	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,528,125	1,563,978	35,853	—
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	1,526,658	1,563,978	37,320	—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 03/17/21	Citibank, N.A.	NZD	2,173	$1,534,974	$1,563,978	$29,004	$—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	29,999	21,150,898	21,591,037	440,139	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	19,147	13,649,904	13,780,729	130,825	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	6,498	4,650,126	4,676,500	26,374	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	2,227	1,570,034	1,603,119	33,085	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	2,181	1,532,245	1,569,551	37,306	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	1,736	1,225,836	1,249,343	23,507	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	1,609	1,159,969	1,158,019	—	(1,950)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	1,333	943,618	959,356	15,738	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	1,197	848,086	861,644	13,558	—
Norwegian Krone,
Expiring 01/08/21	Barclays Bank PLC	NOK	5,853	666,492	682,577	16,085	—
Expiring 01/08/21	Citibank, N.A.	NOK	1,750	198,330	204,102	5,772	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	NOK	1,505	170,009	175,528	5,519	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	13,125	1,389,567	1,530,780	141,213	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	662	72,161	77,207	5,046	—
Expiring 02/04/21	Goldman Sachs International	NOK	5,782	630,001	674,292	44,291	—
Expiring 03/17/21	Barclays Bank PLC	NOK	65,399	7,471,746	7,625,248	153,502	—
Expiring 03/17/21	Barclays Bank PLC	NOK	65,151	7,399,670	7,596,332	196,662	—
Expiring 03/17/21	Barclays Bank PLC	NOK	21,009	2,396,911	2,449,547	52,636	—
Expiring 03/17/21	Barclays Bank PLC	NOK	18,449	2,113,764	2,151,092	37,328	—
Expiring 03/17/21	Barclays Bank PLC	NOK	16,770	1,900,606	1,955,303	54,697	—
Expiring 03/17/21	Citibank, N.A.	NOK	5,958	693,413	694,677	1,264	—
Expiring 03/17/21	Citibank, N.A.	NOK	5,460	624,326	636,555	12,229	—
Expiring 03/17/21	Citibank, N.A.	NOK	5,460	623,434	636,555	13,121	—
Expiring 03/17/21	Citibank, N.A.	NOK	4,641	526,566	541,121	14,555	—
Expiring 03/17/21	Citibank, N.A.	NOK	2,798	319,454	326,235	6,781	—
Expiring 03/17/21	Citibank, N.A.	NOK	2,636	298,608	307,347	8,739	—
Expiring 03/17/21	Citibank, N.A.	NOK	335	37,293	39,088	1,795	—
Expiring 03/17/21	Citibank, N.A.	NOK	335	37,286	39,089	1,803	—
Expiring 03/17/21	Citibank, N.A.	NOK	335	37,236	39,089	1,853	—
Expiring 03/17/21	Citibank, N.A.	NOK	301	34,299	35,095	796	—
Expiring 03/17/21	Citibank, N.A.	NOK	299	34,234	34,862	628	—
Expiring 03/17/21	Citibank, N.A.	NOK	295	33,575	34,396	821	—
Expiring 03/17/21	Citibank, N.A.	NOK	168	18,483	19,544	1,061	—
Expiring 03/17/21	Citibank, N.A.	NOK	168	18,475	19,544	1,069	—
Expiring 03/17/21	Citibank, N.A.	NOK	3	343	349	6	—
Expiring 03/17/21	Citibank, N.A.	NOK	2	229	233	4	—
Expiring 03/17/21	Citibank, N.A.	NOK	2	228	233	5	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	857,952	97,867,059	100,033,556	2,166,497	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	14,084	1,595,009	1,642,109	47,100	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	11,387	1,289,022	1,327,679	38,657	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	10,248	1,191,052	1,194,877	3,825	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	3,140	358,607	366,091	7,484	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	2,677	313,351	312,131	—	(1,220)
Polish Zloty,
Expiring 01/22/21	BNP Paribas S.A.	PLN	14	3,717	3,857	140	—
Expiring 01/22/21	HSBC Bank USA, N.A.	PLN	30	7,816	7,979	163	—
Expiring 01/22/21	HSBC Bank USA, N.A.	PLN	26	6,701	6,851	150	—
Russian Ruble,
Expiring 01/19/21	Citibank, N.A.	RUB	102,654	1,342,484	1,384,655	42,171	—
Expiring 01/19/21	Citibank, N.A.	RUB	31,295	428,358	422,124	—	(6,234)
Expiring 01/19/21	Goldman Sachs International	RUB	97,500	1,268,978	1,315,135	46,157	—
Expiring 01/19/21	Goldman Sachs International	RUB	88,302	1,140,429	1,191,063	50,634	—
Expiring 01/19/21	Goldman Sachs International	RUB	47,740	599,500	643,944	44,444	—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 01/19/21	Goldman Sachs International	RUB	22,111	$294,442	$298,245	$3,803	$—
Expiring 01/22/21	Barclays Bank PLC	RUB	26,733	346,767	360,435	13,668	—
Expiring 01/22/21	Citibank, N.A.	RUB	4,401	57,194	59,336	2,142	—
Expiring 01/22/21	Goldman Sachs International	RUB	5,479	71,509	73,865	2,356	—
Expiring 01/22/21	JPMorgan Chase Bank, N.A.	RUB	198	2,584	2,665	81	—
Expiring 01/22/21	JPMorgan Chase Bank, N.A.	RUB	98	1,280	1,320	40	—
Expiring 01/22/21	UBS AG	RUB	195	2,554	2,630	76	—
Expiring 01/28/21	JPMorgan Chase Bank, N.A.	RUB	30,233	390,003	407,272	17,269	—
Expiring 02/16/21	Goldman Sachs International	RUB	3,186	41,783	42,815	1,032	—
Expiring 02/16/21	HSBC Bank USA, N.A.	RUB	2,122	28,380	28,516	136	—
Expiring 02/16/21	JPMorgan Chase Bank, N.A.	RUB	41,880	538,996	562,844	23,848	—
Expiring 02/16/21	UBS AG	RUB	3,532	46,697	47,471	774	—
Expiring 02/16/21	UBS AG	RUB	3,481	45,448	46,787	1,339	—
Expiring 02/19/21	Citibank, N.A.	RUB	5,113	69,420	68,685	—	(735)
Expiring 02/19/21	HSBC Bank USA, N.A.	RUB	5,566	74,289	74,777	488	—
Expiring 02/19/21	HSBC Bank USA, N.A.	RUB	5,524	74,805	74,209	—	(596)
Expiring 02/19/21	UBS AG	RUB	9,121	123,380	122,536	—	(844)
Expiring 02/19/21	UBS AG	RUB	5,377	71,808	72,231	423	—
Expiring 03/11/21	Morgan Stanley & Co. International PLC	RUB	28,809	390,368	386,218	—	(4,150)
Singapore Dollar,
Expiring 03/17/21	Barclays Bank PLC	SGD	15,784	11,849,749	11,943,963	94,214	—
Expiring 03/17/21	Barclays Bank PLC	SGD	4,035	3,025,730	3,053,734	28,004	—
Expiring 03/17/21	Barclays Bank PLC	SGD	3,168	2,373,639	2,397,449	23,810	—
Expiring 03/17/21	Citibank, N.A.	SGD	31	22,903	23,269	366	—
Expiring 03/17/21	Citibank, N.A.	SGD	31	22,921	23,269	348	—
Expiring 03/17/21	Citibank, N.A.	SGD	31	22,924	23,269	345	—
Expiring 03/17/21	Citibank, N.A.	SGD	31	22,998	23,269	271	—
Expiring 03/17/21	Citibank, N.A.	SGD	17	12,829	12,864	35	—
Expiring 03/17/21	Citibank, N.A.	SGD	17	12,788	12,864	76	—
Expiring 03/17/21	Citibank, N.A.	SGD	11	8,248	8,324	76	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	5,241	3,913,179	3,966,215	53,036	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	3,293	2,460,431	2,491,669	31,238	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	2,038	1,523,535	1,541,845	18,310	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	1,400	1,050,266	1,059,372	9,106	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	237	178,347	179,402	1,055	—
South African Rand,
Expiring 01/22/21	BNP Paribas S.A.	ZAR	4,156	265,927	281,923	15,996	—
Expiring 01/22/21	Goldman Sachs International	ZAR	3,721	240,581	252,415	11,834	—
South Korean Won,
Expiring 03/17/21	BNP Paribas S.A.	KRW	831,429	751,109	764,085	12,976	—
Expiring 03/17/21	BNP Paribas S.A.	KRW	65,124	60,000	59,849	—	(151)
Expiring 03/17/21	BNP Paribas S.A.	KRW	1,092	1,000	1,004	4	—
Expiring 03/17/21	Citibank, N.A.	KRW	174,265	158,000	160,149	2,149	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	244,496	224,000	224,692	692	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	106,133	97,000	97,536	536	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	57,418	52,000	52,768	768	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	48,848	45,000	44,891	—	(109)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	563,397	510,000	517,763	7,763	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	187,824	172,000	172,611	611	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	2,170	2,000	1,995	—	(5)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	KRW	5,524	5,000	5,076	76	—
Swedish Krona,
Expiring 01/08/21	BNP Paribas S.A.	SEK	2,360	279,526	286,878	7,352	—
Expiring 01/08/21	Citibank, N.A.	SEK	2,430	284,933	295,386	10,453	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	SEK	3,975	469,009	483,194	14,185	—

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 03/17/21	Barclays Bank PLC	SEK	65,803	$7,780,462	$8,004,598	$224,136	$—
Expiring 03/17/21	Barclays Bank PLC	SEK	50,775	6,051,893	6,176,470	124,577	—
Expiring 03/17/21	Barclays Bank PLC	SEK	45,626	5,408,462	5,550,138	141,676	—
Expiring 03/17/21	Barclays Bank PLC	SEK	38,851	4,643,435	4,726,032	82,597	—
Expiring 03/17/21	Barclays Bank PLC	SEK	35,836	4,300,334	4,359,250	58,916	—
Expiring 03/17/21	Barclays Bank PLC	SEK	28,022	3,348,426	3,408,697	60,271	—
Expiring 03/17/21	Barclays Bank PLC	SEK	27,362	3,239,268	3,328,400	89,132	—
Expiring 03/17/21	Citibank, N.A.	SEK	5,011	590,957	609,558	18,601	—
Expiring 03/17/21	Citibank, N.A.	SEK	1,673	195,599	203,510	7,911	—
Expiring 03/17/21	Citibank, N.A.	SEK	624	75,651	75,906	255	—
Expiring 03/17/21	Citibank, N.A.	SEK	604	73,088	73,473	385	—
Expiring 03/17/21	Citibank, N.A.	SEK	584	70,691	71,040	349	—
Expiring 03/17/21	Citibank, N.A.	SEK	139	16,497	16,909	412	—
Expiring 03/17/21	Citibank, N.A.	SEK	111	13,267	13,503	236	—
Expiring 03/17/21	Citibank, N.A.	SEK	111	13,117	13,503	386	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	437,939	52,036,957	53,272,709	1,235,752	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	110,235	13,461,092	13,409,451	—	(51,641)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	48,415	5,725,223	5,889,356	164,133	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	43,664	5,277,604	5,311,427	33,823	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	38,581	4,682,793	4,693,150	10,357	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	25,073	3,034,534	3,050,030	15,496	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	21,573	2,556,365	2,624,179	67,814	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	4,079	498,743	496,128	—	(2,615)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	358	43,212	43,507	295	—
Expiring 03/17/21	UBS AG	SEK	24,000	3,087,319	3,162,747	75,428	—
Swiss Franc,
Expiring 01/08/21	BNP Paribas S.A.	CHF	655	737,337	740,076	2,739	—
Expiring 01/08/21	Citibank, N.A.	CHF	718	811,269	811,259	—	(10)
Expiring 03/17/21	Citibank, N.A.	CHF	47	53,026	53,211	185	—
Expiring 03/17/21	Citibank, N.A.	CHF	44	49,763	49,815	52	—
Expiring 03/17/21	Citibank, N.A.	CHF	39	44,128	44,154	26	—
Expiring 03/17/21	Citibank, N.A.	CHF	35	39,438	39,625	187	—
Expiring 03/17/21	Citibank, N.A.	CHF	31	34,988	35,097	109	—
Expiring 03/17/21	Citibank, N.A.	CHF	30	34,070	33,964	—	(106)
Expiring 03/17/21	Citibank, N.A.	CHF	4	4,409	4,528	119	—
Expiring 03/17/21	UBS AG	CHF	1,500	1,692,013	1,698,215	6,202	—
Expiring 03/18/21	BNP Paribas S.A.	CHF	39	44,640	44,662	22	—
Expiring 03/18/21	Goldman Sachs International	CHF	14	16,032	16,038	6	—
Expiring 03/18/21	UBS AG	CHF	615	695,631	695,930	299	—
Thai Baht,
Expiring 03/18/21	Citibank, N.A.	THB	158	5,262	5,274	12	—
Turkish Lira,
Expiring 03/18/21	UBS AG	TRY	7,627	1,002,248	995,243	—	(7,005)
Expiring 03/18/21	UBS AG	TRY	7,429	984,099	969,421	—	(14,678)
Expiring 03/18/21	UBS AG	TRY	3,916	517,209	510,990	—	(6,219)
Expiring 03/18/21	UBS AG	TRY	3,679	485,975	480,043	—	(5,932)

				$785,418,502	$799,749,155	14,644,218	(313,565)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/08/21	BNP Paribas S.A.	AUD	3,158	$2,322,918	$2,434,938	$—	$(112,020)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/08/21	BNP Paribas S.A.	AUD	2,088	$1,535,862	$1,609,927	$—	$(74,065)
Expiring 01/19/21	Goldman Sachs International	AUD	771	543,249	594,363	—	(51,114)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	3,380	2,429,011	2,606,538	—	(177,527)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	979	741,788	754,931	—	(13,143)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	164	117,024	126,464	—	(9,440)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	137	100,561	105,327	—	(4,766)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	AUD	12	9,373	9,584	—	(211)
Expiring 03/17/21	Barclays Bank PLC	AUD	5,723	4,268,835	4,415,295	—	(146,460)
Expiring 03/17/21	Barclays Bank PLC	AUD	3,433	2,590,129	2,648,452	—	(58,323)
Expiring 03/17/21	Barclays Bank PLC	AUD	2,047	1,552,369	1,579,285	—	(26,916)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	17,279	12,846,420	13,330,026	—	(483,606)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	11,469	8,678,232	8,847,813	—	(169,581)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	8,855	6,742,732	6,831,441	—	(88,709)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	8,040	6,066,964	6,202,387	—	(135,423)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	6,797	5,180,289	5,243,131	—	(62,842)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	6,691	5,033,707	5,161,630	—	(127,923)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	6,420	4,877,808	4,952,661	—	(74,853)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	5,685	4,225,211	4,385,538	—	(160,327)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	5,260	3,981,889	4,057,565	—	(75,676)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	4,843	3,662,100	3,735,769	—	(73,669)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	4,722	3,514,816	3,643,081	—	(128,265)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	4,455	3,317,785	3,436,571	—	(118,786)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	1,561	1,200,187	1,204,145	—	(3,958)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	1,134	844,845	874,450	—	(29,605)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	772	585,810	595,705	—	(9,895)
Expiring 03/26/21	Standard Chartered Bank, London	AUD	800	602,976	617,188	—	(14,212)
Brazilian Real,
Expiring 01/05/21	Barclays Bank PLC	BRL	1,075	204,187	207,074	—	(2,887)
Expiring 01/15/21	Bank of America, N.A.	BRL	3,178	615,087	611,809	3,278	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	BRL	6,537	1,170,117	1,258,517	—	(88,400)
Expiring 01/19/21	Goldman Sachs International	BRL	11,259	2,230,565	2,167,370	63,195	—
Expiring 01/19/21	Goldman Sachs International	BRL	3,011	557,766	579,640	—	(21,874)
Expiring 03/02/21	Morgan Stanley & Co. International PLC	BRL	367	67,957	70,498	—	(2,541)
Expiring 03/18/21	Goldman Sachs International	BRL	15,323	2,962,753	2,944,796	17,957	—
Expiring 03/18/21	Goldman Sachs International	BRL	604	116,050	116,096	—	(46)
British Pound,
Expiring 01/08/21	BNP Paribas S.A.	GBP	2,322	3,101,223	3,175,611	—	(74,388)
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	11,209	14,990,567	15,329,097	—	(338,530)
Expiring 01/08/21	HSBC Bank USA, N.A.	GBP	77	103,630	105,307	—	(1,677)
Expiring 01/19/21	Goldman Sachs International	GBP	266	343,591	363,252	—	(19,661)
Expiring 01/19/21	Goldman Sachs International	GBP	265	349,210	362,446	—	(13,236)
Expiring 01/19/21	Goldman Sachs International	GBP	106	144,923	144,979	—	(56)
Expiring 01/19/21	Goldman Sachs International	GBP	24	31,291	32,825	—	(1,534)
Expiring 03/17/21	Barclays Bank PLC	GBP	17,416	23,471,876	23,828,052	—	(356,176)
Expiring 03/17/21	Barclays Bank PLC	GBP	3,609	4,901,817	4,937,302	—	(35,485)
Expiring 03/17/21	Barclays Bank PLC	GBP	3,286	4,414,408	4,496,358	—	(81,950)
Expiring 03/17/21	Barclays Bank PLC	GBP	3,202	4,326,273	4,380,930	—	(54,657)
Expiring 03/17/21	Barclays Bank PLC	GBP	1,179	1,575,739	1,612,630	—	(36,891)
Expiring 03/17/21	Barclays Bank PLC	GBP	69	92,116	94,498	—	(2,382)
Expiring 03/17/21	Citibank, N.A.	GBP	932	1,266,028	1,275,122	—	(9,094)
Expiring 03/17/21	Citibank, N.A.	GBP	591	807,267	808,581	—	(1,314)
Expiring 03/17/21	Citibank, N.A.	GBP	1	1,338	1,368	—	(30)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	3,331	4,439,872	4,556,840	—	(116,968)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	3,115	4,206,146	4,262,028	—	(55,882)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	2,515	3,363,534	3,441,301	—	(77,767)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	1,089	$1,457,941	$1,490,539	$—	$(32,598)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	1,080	1,436,937	1,477,767	—	(40,830)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	914	1,231,963	1,250,816	—	(18,853)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	409	550,729	559,527	—	(8,798)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	342	457,609	468,000	—	(10,391)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	263	347,571	359,621	—	(12,050)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	165	221,084	226,032	—	(4,948)
Canadian Dollar,
Expiring 01/04/21	HSBC Bank USA, N.A.	CAD	5,200	4,010,170	4,085,269	—	(75,099)
Expiring 01/08/21	BNP Paribas S.A.	CAD	1,124	866,932	883,068	—	(16,136)
Expiring 01/08/21	BNP Paribas S.A.	CAD	503	387,960	395,181	—	(7,221)
Expiring 01/08/21	Goldman Sachs International	CAD	5,099	4,002,588	4,006,016	—	(3,428)
Expiring 01/19/21	Citibank, N.A.	CAD	255	192,926	200,347	—	(7,421)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CAD	20	15,182	15,714	—	(532)
Expiring 03/17/21	Barclays Bank PLC	CAD	18,017	14,015,460	14,157,397	—	(141,937)
Expiring 03/17/21	Barclays Bank PLC	CAD	10,247	7,971,249	8,051,496	—	(80,247)
Expiring 03/17/21	Citibank, N.A.	CAD	2,837	2,223,044	2,229,231	—	(6,187)
Expiring 03/17/21	Citibank, N.A.	CAD	2,601	2,043,814	2,043,789	25	—
Expiring 03/17/21	Citibank, N.A.	CAD	2,103	1,611,460	1,652,279	—	(40,819)
Expiring 03/17/21	Citibank, N.A.	CAD	1,468	1,150,958	1,153,511	—	(2,553)
Expiring 03/17/21	Citibank, N.A.	CAD	429	327,857	337,065	—	(9,208)
Expiring 03/17/21	Citibank, N.A.	CAD	429	328,683	337,065	—	(8,382)
Expiring 03/17/21	Citibank, N.A.	CAD	423	325,163	332,108	—	(6,945)
Expiring 03/17/21	Citibank, N.A.	CAD	423	325,055	332,108	—	(7,053)
Expiring 03/17/21	Citibank, N.A.	CAD	421	321,450	330,456	—	(9,006)
Expiring 03/17/21	Citibank, N.A.	CAD	421	320,874	330,456	—	(9,582)
Expiring 03/17/21	Citibank, N.A.	CAD	421	323,210	330,456	—	(7,246)
Expiring 03/17/21	Citibank, N.A.	CAD	421	323,156	330,456	—	(7,300)
Expiring 03/17/21	Citibank, N.A.	CAD	421	322,385	330,455	—	(8,070)
Expiring 03/17/21	Citibank, N.A.	CAD	421	322,396	330,455	—	(8,059)
Expiring 03/17/21	Citibank, N.A.	CAD	416	318,212	327,151	—	(8,939)
Expiring 03/17/21	Citibank, N.A.	CAD	416	317,955	327,152	—	(9,197)
Expiring 03/17/21	Citibank, N.A.	CAD	416	320,187	327,152	—	(6,965)
Expiring 03/17/21	Citibank, N.A.	CAD	416	319,199	327,152	—	(7,953)
Expiring 03/17/21	Citibank, N.A.	CAD	416	319,187	327,151	—	(7,964)
Expiring 03/17/21	Citibank, N.A.	CAD	364	286,615	286,021	594	—
Expiring 03/17/21	Citibank, N.A.	CAD	225	172,755	176,798	—	(4,043)
Expiring 03/17/21	Citibank, N.A.	CAD	129	100,980	101,364	—	(384)
Expiring 03/17/21	Citibank, N.A.	CAD	100	78,326	78,577	—	(251)
Expiring 03/17/21	Citibank, N.A.	CAD	77	59,891	60,505	—	(614)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	73,934	57,781,071	58,095,197	—	(314,126)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	5,206	4,072,499	4,091,099	—	(18,600)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	2,404	1,860,221	1,888,744	—	(28,523)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	691	541,270	542,815	—	(1,545)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	448	352,295	351,684	611	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	405	316,196	318,182	—	(1,986)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	169	132,893	132,859	34	—
Expiring 03/18/21	BNP Paribas S.A.	CAD	25	19,891	19,894	—	(3)
Chilean Peso,
Expiring 01/15/21	BNP Paribas S.A.	CLP	386,025	532,522	543,238	—	(10,716)
Expiring 03/18/21	Goldman Sachs International	CLP	264,553	360,412	372,386	—	(11,974)
Chinese Renminbi,
Expiring 01/19/21	BNP Paribas S.A.	CNH	14,746	2,178,819	2,264,871	—	(86,052)
Expiring 03/17/21	Barclays Bank PLC	CNH	2,266	343,132	346,683	—	(3,551)
Expiring 03/17/21	Citibank, N.A.	CNH	129,881	19,447,962	19,870,999	—	(423,037)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 03/17/21	Goldman Sachs International	CNH	6,599	$1,007,564	$1,009,605	$—	$(2,041)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	5,639	850,538	862,730	—	(12,192)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	4,726	712,801	723,048	—	(10,247)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	3,704	565,223	566,689	—	(1,466)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	3,511	529,314	537,111	—	(7,797)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	2,645	400,086	404,668	—	(4,582)
Expiring 03/17/21	HSBC Bank USA, N.A.	CNH	1,428	214,030	218,475	—	(4,445)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CNH	7,834	1,197,919	1,198,551	—	(632)
Expiring 03/18/21	Bank of America, N.A.	CNH	37	5,570	5,593	—	(23)
Expiring 05/24/21	JPMorgan Chase Bank, N.A.	CNH	4,342	650,523	661,564	—	(11,041)
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	1,554	235,319	235,624	—	(305)
Expiring 08/12/21	JPMorgan Chase Bank, N.A.	CNH	520	76,296	78,889	—	(2,593)
Colombian Peso,
Expiring 03/18/21	Barclays Bank PLC	COP	1,254,608	363,655	366,587	—	(2,932)
Danish Krone,
Expiring 02/01/21	BNP Paribas S.A.	DKK	12,424	1,982,846	2,040,874	—	(58,028)
Expiring 02/01/21	BNP Paribas S.A.	DKK	11,661	1,861,067	1,915,531	—	(54,464)
Expiring 02/01/21	Citibank, N.A.	DKK	21,804	3,493,767	3,581,537	—	(87,770)
Expiring 02/01/21	Citibank, N.A.	DKK	12,236	1,960,635	2,009,890	—	(49,255)
Expiring 02/01/21	Goldman Sachs International	DKK	16,851	2,703,111	2,768,059	—	(64,948)
Expiring 02/01/21	Goldman Sachs International	DKK	9,457	1,516,934	1,553,382	—	(36,448)
Expiring 02/01/21	UBS AG	DKK	14,588	2,335,755	2,396,357	—	(60,602)
Expiring 03/17/21	Citibank, N.A.	DKK	6,609	1,055,794	1,086,641	—	(30,847)
Expiring 03/17/21	Citibank, N.A.	DKK	14	2,303	2,302	1	—
Expiring 03/17/21	Citibank, N.A.	DKK	3	488	493	—	(5)
Expiring 03/18/21	BNP Paribas S.A.	DKK	8	1,355	1,361	—	(6)
Expiring 04/01/22	Barclays Bank PLC	DKK	18,475	2,993,503	3,064,496	—	(70,993)
Expiring 04/01/22	Citibank, N.A.	DKK	6,465	1,042,170	1,072,366	—	(30,196)
Expiring 04/01/22	Morgan Stanley & Co. International PLC	DKK	23,100	3,735,773	3,831,657	—	(95,884)
Euro,
Expiring 01/05/21	Standard Chartered Bank, London	EUR	19,745	23,646,147	24,124,654	—	(478,507)
Expiring 01/05/21	Standard Chartered Bank, London	EUR	12,209	14,621,423	14,917,304	—	(295,881)
Expiring 01/08/21	BNP Paribas S.A.	EUR	722	875,577	882,232	—	(6,655)
Expiring 01/08/21	BNP Paribas S.A.	EUR	633	776,669	773,480	3,189	—
Expiring 01/08/21	BNP Paribas S.A.	EUR	570	693,486	696,499	—	(3,013)
Expiring 01/08/21	BNP Paribas S.A.	EUR	211	256,711	257,826	—	(1,115)
Expiring 01/08/21	Citibank, N.A.	EUR	353	423,685	431,341	—	(7,656)
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	582	697,338	711,162	—	(13,824)
Expiring 01/08/21	HSBC Bank USA, N.A.	EUR	518	630,525	632,959	—	(2,434)
Expiring 01/19/21	BNP Paribas S.A.	EUR	1,810	2,138,537	2,212,236	—	(73,699)
Expiring 01/19/21	BNP Paribas S.A.	EUR	1,250	1,528,888	1,527,788	1,100	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	315	381,608	385,002	—	(3,394)
Expiring 01/19/21	Citibank, N.A.	EUR	9,885	11,699,328	12,081,742	—	(382,414)
Expiring 01/19/21	Citibank, N.A.	EUR	1,240	1,463,406	1,515,565	—	(52,159)
Expiring 01/19/21	Citibank, N.A.	EUR	495	581,590	605,003	—	(23,413)
Expiring 01/19/21	Citibank, N.A.	EUR	325	386,466	397,225	—	(10,759)
Expiring 01/19/21	Goldman Sachs International	EUR	1,760	2,080,250	2,151,125	—	(70,875)
Expiring 01/19/21	Goldman Sachs International	EUR	1,340	1,586,624	1,637,788	—	(51,164)
Expiring 01/19/21	Goldman Sachs International	EUR	544	641,770	665,120	—	(23,350)
Expiring 02/02/21	Standard Chartered Bank, London	EUR	19,745	24,174,898	24,140,153	34,745	—
Expiring 02/02/21	Standard Chartered Bank, London	EUR	12,209	14,948,373	14,926,889	21,484	—
Expiring 03/15/21	Goldman Sachs International	EUR	1,069	1,297,141	1,308,578	—	(11,437)
Expiring 03/17/21	Barclays Bank PLC	EUR	3,898	4,749,059	4,770,914	—	(21,855)
Expiring 03/17/21	Barclays Bank PLC	EUR	1,173	1,415,880	1,435,293	—	(19,413)
Expiring 03/17/21	Barclays Bank PLC	EUR	1,061	1,289,394	1,298,932	—	(9,538)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/17/21	Barclays Bank PLC	EUR	825	$997,495	$1,009,027	$—	$(11,532)
Expiring 03/17/21	Citibank, N.A.	EUR	954	1,169,544	1,167,493	2,051	—
Expiring 03/17/21	Citibank, N.A.	EUR	863	1,048,940	1,056,128	—	(7,188)
Expiring 03/17/21	Citibank, N.A.	EUR	166	203,860	203,148	712	—
Expiring 03/17/21	Citibank, N.A.	EUR	137	167,207	167,658	—	(451)
Expiring 03/17/21	Citibank, N.A.	EUR	77	91,615	94,119	—	(2,504)
Expiring 03/17/21	Citibank, N.A.	EUR	76	90,493	92,735	—	(2,242)
Expiring 03/17/21	Citibank, N.A.	EUR	76	90,451	92,734	—	(2,283)
Expiring 03/17/21	Citibank, N.A.	EUR	76	91,015	92,734	—	(1,719)
Expiring 03/17/21	Citibank, N.A.	EUR	76	91,046	92,735	—	(1,689)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,951	92,274	—	(2,323)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,104	91,351	—	(2,247)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,970	92,273	—	(2,303)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,041	91,351	—	(2,310)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,883	92,274	—	(2,391)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,845	92,273	—	(2,428)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,136	91,351	—	(2,215)
Expiring 03/17/21	Citibank, N.A.	EUR	75	90,621	92,273	—	(1,652)
Expiring 03/17/21	Citibank, N.A.	EUR	75	90,622	92,273	—	(1,651)
Expiring 03/17/21	Citibank, N.A.	EUR	75	89,653	91,351	—	(1,698)
Expiring 03/17/21	Citibank, N.A.	EUR	68	80,902	83,461	—	(2,559)
Expiring 03/17/21	Citibank, N.A.	EUR	68	80,863	83,462	—	(2,599)
Expiring 03/17/21	Citibank, N.A.	EUR	68	80,556	83,046	—	(2,490)
Expiring 03/17/21	Citibank, N.A.	EUR	68	80,544	83,047	—	(2,503)
Expiring 03/17/21	Citibank, N.A.	EUR	67	79,695	82,215	—	(2,520)
Expiring 03/17/21	Citibank, N.A.	EUR	41	50,521	50,175	346	—
Expiring 03/17/21	Citibank, N.A.	EUR	38	44,712	46,137	—	(1,425)
Expiring 03/17/21	Citibank, N.A.	EUR	12	14,717	14,686	31	—
Expiring 03/17/21	Citibank, N.A.	EUR	6	7,159	7,343	—	(184)
Expiring 03/17/21	Citibank, N.A.	EUR	5	6,125	6,119	6	—
Expiring 03/17/21	Citibank, N.A.	EUR	3	3,684	3,671	13	—
Expiring 03/17/21	Citibank, N.A.	EUR	3	3,672	3,671	1	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	33,022	40,249,646	40,411,470	—	(161,824)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	3,037	3,695,398	3,716,085	—	(20,687)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	2,846	3,444,273	3,482,864	—	(38,591)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	2,645	3,219,394	3,237,505	—	(18,111)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	1,539	1,888,712	1,883,515	5,197	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	945	1,163,600	1,156,976	6,624	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	679	824,704	830,718	—	(6,014)
Expiring 03/18/21	BNP Paribas S.A.	EUR	102	125,807	125,373	434	—
Expiring 03/18/21	BNP Paribas S.A.	EUR	98	121,084	120,410	674	—
Expiring 03/18/21	BNP Paribas S.A.	EUR	95	115,781	116,319	—	(538)
Expiring 03/18/21	Goldman Sachs International	EUR	572	696,754	700,013	—	(3,259)
Expiring 03/18/21	JPMorgan Chase Bank, N.A.	EUR	81	98,328	98,788	—	(460)
Expiring 03/18/21	The Bank of New York Mellon	EUR	31	37,551	37,726	—	(175)
Expiring 03/18/21	UBS AG	EUR	4,680	5,700,464	5,727,026	—	(26,562)
Expiring 03/18/21	UBS AG	EUR	343	422,110	419,677	2,433	—
Hungarian Forint,
Expiring 03/18/21	UBS AG	HUF	99,036	338,428	333,582	4,846	—
Indian Rupee,
Expiring 03/18/21	BNP Paribas S.A.	INR	24,827	333,590	337,182	—	(3,592)
Expiring 03/18/21	BNP Paribas S.A.	INR	2,289	31,012	31,087	—	(75)
Indonesian Rupiah,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	IDR	13,514,720	907,698	970,385	—	(62,687)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	IDR	84,351,972	5,675,299	6,055,200	—	(379,901)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	IDR	15,735,665	$1,129,623	$1,129,583	$40	$—
Expiring 03/18/21	BNP Paribas S.A.	IDR	170,801	11,991	12,205	—	(214)
Israeli Shekel,
Expiring 02/11/21	Citibank, N.A.	ILS	2,781	854,989	866,071	—	(11,082)
Expiring 04/30/21	HSBC Bank USA, N.A.	ILS	1,586	461,033	494,597	—	(33,564)
Expiring 04/30/21	Standard Chartered Bank, London	ILS	1,717	494,647	535,326	—	(40,679)
Expiring 04/30/21	UBS AG	ILS	1,748	508,583	545,117	—	(36,534)
Expiring 04/30/21	UBS AG	ILS	1,110	323,521	346,156	—	(22,635)
Japanese Yen,
Expiring 01/08/21	Citibank, N.A.	JPY	6,397	61,411	61,957	—	(546)
Expiring 01/08/21	Goldman Sachs International	JPY	147,467	1,424,788	1,428,334	—	(3,546)
Expiring 01/08/21	HSBC Bank USA, N.A.	JPY	11,817	113,393	114,459	—	(1,066)
Expiring 01/19/21	Goldman Sachs International	JPY	142,185	1,350,487	1,377,352	—	(26,865)
Expiring 01/19/21	Goldman Sachs International	JPY	71,707	681,694	694,631	—	(12,937)
Expiring 01/19/21	Goldman Sachs International	JPY	52,850	499,919	511,961	—	(12,042)
Expiring 03/17/21	Barclays Bank PLC	JPY	553,509	5,313,758	5,365,391	—	(51,633)
Expiring 03/17/21	Barclays Bank PLC	JPY	476,250	4,570,680	4,616,486	—	(45,806)
Expiring 03/17/21	Barclays Bank PLC	JPY	331,074	3,185,626	3,209,237	—	(23,611)
Expiring 03/17/21	Barclays Bank PLC	JPY	248,835	2,387,719	2,412,059	—	(24,340)
Expiring 03/17/21	Barclays Bank PLC	JPY	205,222	1,976,418	1,989,304	—	(12,886)
Expiring 03/17/21	Barclays Bank PLC	JPY	32,794	318,813	317,885	928	—
Expiring 03/17/21	Citibank, N.A.	JPY	653,968	6,299,032	6,339,179	—	(40,147)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	1,099,761	10,594,866	10,660,431	—	(65,565)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	448,142	4,331,624	4,344,027	—	(12,403)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	252,462	2,446,054	2,447,222	—	(1,168)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	209,856	2,019,184	2,034,216	—	(15,032)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	106,306	1,022,544	1,030,463	—	(7,919)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	100,432	968,035	973,530	—	(5,495)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	82,671	799,338	801,361	—	(2,023)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	71,336	689,874	691,492	—	(1,618)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	63,171	609,897	612,342	—	(2,445)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	16,876	163,500	163,588	—	(88)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	7,492	72,550	72,619	—	(69)
Expiring 03/18/21	BNP Paribas S.A.	JPY	26,980	261,537	261,535	2	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	7,768	74,994	75,300	—	(306)
Expiring 03/18/21	BNP Paribas S.A.	JPY	7,495	72,760	72,656	104	—
Expiring 03/18/21	BNP Paribas S.A.	JPY	1,914	18,475	18,552	—	(77)
Expiring 03/18/21	Goldman Sachs International	JPY	34,781	335,752	337,151	—	(1,399)
Expiring 03/18/21	UBS AG	JPY	43,678	421,631	423,397	—	(1,766)
Malaysian Ringgit,
Expiring 03/24/21	Standard Chartered Bank, London	MYR	3,771	926,243	941,770	—	(15,527)
Mexican Peso,
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	MXN	16,184	747,080	811,872	—	(64,792)
Expiring 01/19/21	BNP Paribas S.A.	MXN	47,216	2,075,375	2,367,581	—	(292,206)
Expiring 01/19/21	BNP Paribas S.A.	MXN	29,900	1,403,097	1,499,280	—	(96,183)
Expiring 01/19/21	BNP Paribas S.A.	MXN	29,042	1,433,805	1,456,258	—	(22,453)
Expiring 01/19/21	Citibank, N.A.	MXN	29,819	1,483,809	1,495,237	—	(11,428)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	MXN	22,013	1,028,002	1,103,782	—	(75,780)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	MXN	6,564	305,671	329,123	—	(23,452)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	MXN	54,670	2,751,883	2,741,327	10,556	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	MXN	27,599	1,336,539	1,383,901	—	(47,362)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	MXN	15,012	740,865	752,749	—	(11,884)
Expiring 01/21/21	Goldman Sachs International	MXN	5,027	245,757	252,015	—	(6,258)
Expiring 01/21/21	Goldman Sachs International	MXN	4,110	201,780	206,043	—	(4,263)
Expiring 02/04/21	JPMorgan Chase Bank, N.A.	MXN	10,940	512,780	547,590	—	(34,810)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 02/08/21	Goldman Sachs International	MXN	3,060	$152,029	$153,087	$—	$(1,058)
Expiring 03/02/21	Morgan Stanley & Co. International PLC	MXN	227	11,157	11,330	—	(173)
Expiring 03/08/21	Goldman Sachs International	MXN	407	20,429	20,304	125	—
Expiring 03/10/21	Goldman Sachs International	MXN	1,208	59,978	60,233	—	(255)
Expiring 03/18/21	UBS AG	MXN	10,441	513,934	520,069	—	(6,135)
Expiring 03/18/21	UBS AG	MXN	4,420	219,948	220,154	—	(206)
Expiring 04/14/21	Citibank, N.A.	MXN	4,459	217,699	221,416	—	(3,717)
Expiring 04/14/21	Citibank, N.A.	MXN	4,268	208,374	211,932	—	(3,558)
New Taiwanese Dollar,
Expiring 01/13/21	BNP Paribas S.A.	TWD	4,877	174,000	173,880	120	—
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	TWD	22,264	794,000	793,735	265	—
Expiring 01/19/21	BNP Paribas S.A.	TWD	20,713	742,109	739,189	2,920	—
Expiring 01/19/21	BNP Paribas S.A.	TWD	6,116	217,072	218,263	—	(1,191)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	23,620	842,362	842,932	—	(570)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	19,240	681,786	686,622	—	(4,836)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	6,950	247,878	248,026	—	(148)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	2,863	102,679	102,172	507	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	1,390	49,584	49,605	—	(21)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TWD	560	19,971	19,984	—	(13)
Expiring 03/17/21	BNP Paribas S.A.	TWD	10,081	361,000	363,552	—	(2,552)
Expiring 03/17/21	BNP Paribas S.A.	TWD	8,486	305,703	306,034	—	(331)
Expiring 03/17/21	BNP Paribas S.A.	TWD	5,620	201,000	202,675	—	(1,675)
Expiring 03/17/21	Citibank, N.A.	TWD	661	24,000	23,845	155	—
Expiring 03/17/21	HSBC Bank USA, N.A.	TWD	8,012	288,565	288,940	—	(375)
Expiring 03/17/21	HSBC Bank USA, N.A.	TWD	4,556	163,000	164,305	—	(1,305)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	1,047	38,000	37,762	238	—
Expiring 03/17/21	Standard Chartered Bank, London	TWD	9,218	331,941	332,432	—	(491)
Expiring 03/17/21	Standard Chartered Bank, London	TWD	7,477	268,000	269,653	—	(1,653)
Expiring 03/17/21	Standard Chartered Bank, London	TWD	4,526	162,000	163,233	—	(1,233)
Expiring 03/17/21	UBS AG	TWD	3,936	142,000	141,945	55	—
Expiring 03/18/21	BNP Paribas S.A.	TWD	803	29,022	28,947	75	—
New Zealand Dollar,
Expiring 01/08/21	Citibank, N.A.	NZD	1,848	1,300,126	1,329,719	—	(29,593)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	NZD	932	654,443	670,616	—	(16,173)
Expiring 03/17/21	Barclays Bank PLC	NZD	58,843	41,518,156	42,351,193	—	(833,037)
Expiring 03/17/21	Barclays Bank PLC	NZD	2,483	1,757,750	1,786,899	—	(29,149)
Expiring 03/17/21	Barclays Bank PLC	NZD	1,335	955,391	960,927	—	(5,536)
Expiring 03/17/21	Barclays Bank PLC	NZD	1,280	906,635	921,536	—	(14,901)
Expiring 03/17/21	Citibank, N.A.	NZD	4,511	3,204,733	3,246,711	—	(41,978)
Expiring 03/17/21	Citibank, N.A.	NZD	3,723	2,632,419	2,679,562	—	(47,143)
Expiring 03/17/21	Citibank, N.A.	NZD	3,382	2,415,023	2,434,133	—	(19,110)
Expiring 03/17/21	Citibank, N.A.	NZD	2,379	1,681,380	1,712,242	—	(30,862)
Expiring 03/17/21	Citibank, N.A.	NZD	1,522	1,051,313	1,095,432	—	(44,119)
Expiring 03/17/21	Citibank, N.A.	NZD	333	229,223	239,671	—	(10,448)
Expiring 03/17/21	Citibank, N.A.	NZD	73	51,254	52,540	—	(1,286)
Expiring 03/17/21	Citibank, N.A.	NZD	22	15,493	15,834	—	(341)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	7,687	5,423,992	5,532,570	—	(108,578)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	2,834	2,006,570	2,039,471	—	(32,901)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	2,796	1,980,594	2,012,208	—	(31,614)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	2,728	1,925,074	1,963,285	—	(38,211)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	1,715	1,215,957	1,234,652	—	(18,695)
Expiring 03/18/21	Commonwealth Bank of Australia	NZD	67	47,150	47,950	—	(800)
Norwegian Krone,
Expiring 02/04/21	Morgan Stanley & Co. International PLC	NOK	5,782	630,571	674,292	—	(43,721)
Expiring 03/17/21	Barclays Bank PLC	NOK	602,979	68,743,401	70,304,811	—	(1,561,410)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 03/17/21	Barclays Bank PLC	NOK	29,898	$3,448,457	$3,485,979	$—	$(37,522)
Expiring 03/17/21	Barclays Bank PLC	NOK	12,450	1,451,416	1,451,574	—	(158)
Expiring 03/17/21	Barclays Bank PLC	NOK	12,256	1,390,800	1,428,997	—	(38,197)
Expiring 03/17/21	Citibank, N.A.	NOK	27,733	3,083,527	3,233,503	—	(149,976)
Expiring 03/17/21	Citibank, N.A.	NOK	27,398	3,051,088	3,194,545	—	(143,457)
Expiring 03/17/21	Citibank, N.A.	NOK	15,643	1,730,831	1,823,929	—	(93,098)
Expiring 03/17/21	Citibank, N.A.	NOK	8,916	1,004,868	1,039,568	—	(34,700)
Expiring 03/17/21	Citibank, N.A.	NOK	6,014	668,270	701,241	—	(32,971)
Expiring 03/17/21	Citibank, N.A.	NOK	5,680	631,785	662,283	—	(30,498)
Expiring 03/17/21	Citibank, N.A.	NOK	5,624	625,831	655,735	—	(29,904)
Expiring 03/17/21	Citibank, N.A.	NOK	5,507	607,490	642,093	—	(34,603)
Expiring 03/17/21	Citibank, N.A.	NOK	5,193	576,490	605,482	—	(28,992)
Expiring 03/17/21	Citibank, N.A.	NOK	5,012	552,472	584,368	—	(31,896)
Expiring 03/17/21	Citibank, N.A.	NOK	5,012	557,779	584,368	—	(26,589)
Expiring 03/17/21	Citibank, N.A.	NOK	4,828	536,644	562,941	—	(26,297)
Expiring 03/17/21	Citibank, N.A.	NOK	4,809	534,984	560,689	—	(25,705)
Expiring 03/17/21	Citibank, N.A.	NOK	4,715	524,257	549,695	—	(25,438)
Expiring 03/17/21	Citibank, N.A.	NOK	4,715	525,046	549,695	—	(24,649)
Expiring 03/17/21	Citibank, N.A.	NOK	4,667	519,511	544,199	—	(24,688)
Expiring 03/17/21	Citibank, N.A.	NOK	4,667	519,669	544,199	—	(24,530)
Expiring 03/17/21	Citibank, N.A.	NOK	4,587	506,821	534,794	—	(27,973)
Expiring 03/17/21	Citibank, N.A.	NOK	4,503	510,540	525,031	—	(14,491)
Expiring 03/17/21	Citibank, N.A.	NOK	4,260	469,850	496,713	—	(26,863)
Expiring 03/17/21	Citibank, N.A.	NOK	4,114	477,702	479,675	—	(1,973)
Expiring 03/17/21	Citibank, N.A.	NOK	3,911	432,701	455,982	—	(23,281)
Expiring 03/17/21	Citibank, N.A.	NOK	3,652	411,612	425,808	—	(14,196)
Expiring 03/17/21	Citibank, N.A.	NOK	3,506	401,726	408,785	—	(7,059)
Expiring 03/17/21	Citibank, N.A.	NOK	3,026	342,565	352,819	—	(10,254)
Expiring 03/17/21	Citibank, N.A.	NOK	840	94,072	97,941	—	(3,869)
Expiring 03/17/21	Citibank, N.A.	NOK	635	72,912	74,038	—	(1,126)
Expiring 03/17/21	Citibank, N.A.	NOK	331	38,240	38,593	—	(353)
Expiring 03/17/21	Citibank, N.A.	NOK	97	11,170	11,310	—	(140)
Expiring 03/17/21	Citibank, N.A.	NOK	90	10,492	10,494	—	(2)
Expiring 03/17/21	Citibank, N.A.	NOK	88	10,233	10,260	—	(27)
Expiring 03/17/21	Citibank, N.A.	NOK	33	3,719	3,848	—	(129)
Expiring 03/17/21	Citibank, N.A.	NOK	4	454	467	—	(13)
Expiring 03/17/21	Citibank, N.A.	NOK	2	229	233	—	(4)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	47,856	5,563,253	5,579,850	—	(16,597)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	15,637	1,798,971	1,823,172	—	(24,201)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	15,583	1,801,308	1,816,919	—	(15,611)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	13,743	1,575,628	1,602,418	—	(26,790)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	10,716	1,227,667	1,249,448	—	(21,781)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	1,352	154,846	157,602	—	(2,756)
Peruvian Nuevo Sol,
Expiring 01/25/21	Goldman Sachs International	PEN	508	141,000	140,447	553	—
Expiring 02/10/21	Citibank, N.A.	PEN	2,909	808,251	803,724	4,527	—
Expiring 02/16/21	HSBC Bank USA, N.A.	PEN	1,581	434,010	436,970	—	(2,960)
Expiring 03/15/21	Citibank, N.A.	PEN	804	224,604	222,247	2,357	—
Expiring 03/15/21	HSBC Bank USA, N.A.	PEN	610	171,365	168,449	2,916	—
Expiring 03/18/21	BNP Paribas S.A.	PEN	24	6,643	6,613	30	—
Expiring 03/24/21	Citibank, N.A.	PEN	241	66,713	66,611	102	—
Expiring 03/29/21	Deutsche Bank AG	PEN	2,951	822,753	815,173	7,580	—
Expiring 03/29/21	HSBC Bank USA, N.A.	PEN	1,684	468,979	465,203	3,776	—
Expiring 03/29/21	HSBC Bank USA, N.A.	PEN	92	25,684	25,459	225	—
Expiring 05/17/21	Citibank, N.A.	PEN	1,996	547,640	551,256	—	(3,616)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 05/17/21	Citibank, N.A.	PEN	1,555	$426,507	$429,323	$—	$(2,816)
Polish Zloty,
Expiring 03/18/21	Bank of America, N.A.	PLN	34	9,306	9,095	211	—
Romanian Leu,
Expiring 02/18/21	Goldman Sachs International	RON	13	3,178	3,278	—	(100)
Russian Ruble,
Expiring 01/19/21	Goldman Sachs International	RUB	118,200	1,612,969	1,594,348	18,621	—
Expiring 01/19/21	Goldman Sachs International	RUB	71,832	943,987	968,913	—	(24,926)
Expiring 01/19/21	Goldman Sachs International	RUB	55,104	688,761	743,278	—	(54,517)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	RUB	50,050	654,475	675,103	—	(20,628)
Expiring 01/28/21	Citibank, N.A.	RUB	30,233	390,046	407,272	—	(17,226)
Expiring 01/29/21	Goldman Sachs International	RUB	74,561	940,000	1,004,272	—	(64,272)
Expiring 03/11/21	Goldman Sachs International	RUB	28,809	390,500	386,217	4,283	—
Expiring 03/15/21	Bank of America, N.A.	RUB	154,531	2,090,407	2,070,869	19,538	—
Expiring 03/18/21	BNP Paribas S.A.	RUB	27,150	367,865	363,729	4,136	—
Saudi Arabian Riyal,
Expiring 03/15/21	Bank of America, N.A.	SAR	14,472	3,850,882	3,858,583	—	(7,701)
Expiring 03/15/21	Bank of America, N.A.	SAR	6,561	1,748,924	1,749,320	—	(396)
Expiring 03/15/21	Goldman Sachs International	SAR	3,745	997,656	998,507	—	(851)
Singapore Dollar,
Expiring 03/17/21	Barclays Bank PLC	SGD	4,078	3,069,086	3,085,533	—	(16,447)
Expiring 03/17/21	Barclays Bank PLC	SGD	2,458	1,844,456	1,860,184	—	(15,728)
Expiring 03/17/21	Barclays Bank PLC	SGD	1,782	1,332,764	1,348,304	—	(15,540)
Expiring 03/17/21	Barclays Bank PLC	SGD	352	262,953	266,338	—	(3,385)
Expiring 03/17/21	Barclays Bank PLC	SGD	301	225,292	228,066	—	(2,774)
Expiring 03/17/21	Citibank, N.A.	SGD	197	146,802	149,073	—	(2,271)
Expiring 03/17/21	Citibank, N.A.	SGD	44	33,020	33,296	—	(276)
Expiring 03/17/21	Citibank, N.A.	SGD	42	31,449	31,782	—	(333)
Expiring 03/17/21	Citibank, N.A.	SGD	40	29,889	30,268	—	(379)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	19,627	14,728,876	14,852,078	—	(123,202)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	3,617	2,725,368	2,736,801	—	(11,433)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	3,057	2,290,633	2,313,631	—	(22,998)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	489	368,783	369,951	—	(1,168)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	469	351,079	354,918	—	(3,839)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	285	213,704	215,528	—	(1,824)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	137	102,461	103,447	—	(986)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	63	47,802	47,862	—	(60)
Expiring 03/18/21	Barclays Bank PLC	SGD	6	4,464	4,503	—	(39)
Expiring 03/18/21	UBS AG	SGD	455	341,130	344,159	—	(3,029)
South African Rand,
Expiring 01/19/21	Goldman Sachs International	ZAR	11,797	680,236	800,533	—	(120,297)
Expiring 03/18/21	UBS AG	ZAR	5,690	377,672	383,392	—	(5,720)
South Korean Won,
Expiring 03/18/21	BNP Paribas S.A.	KRW	401,143	368,711	368,650	61	—
Swedish Krona,
Expiring 03/17/21	Barclays Bank PLC	SEK	589,237	70,008,384	71,677,173	—	(1,668,789)
Expiring 03/17/21	Barclays Bank PLC	SEK	27,851	3,278,829	3,387,931	—	(109,102)
Expiring 03/17/21	Barclays Bank PLC	SEK	3,057	367,801	371,823	—	(4,022)
Expiring 03/17/21	Citibank, N.A.	SEK	6,959	851,801	846,536	5,265	—
Expiring 03/17/21	Citibank, N.A.	SEK	6,754	825,692	821,638	4,054	—
Expiring 03/17/21	Citibank, N.A.	SEK	6,754	826,588	821,638	4,950	—
Expiring 03/17/21	Citibank, N.A.	SEK	5,825	688,925	708,516	—	(19,591)
Expiring 03/17/21	Citibank, N.A.	SEK	4,377	530,478	532,437	—	(1,959)
Expiring 03/17/21	Citibank, N.A.	SEK	4,377	530,862	532,436	—	(1,574)
Expiring 03/17/21	Citibank, N.A.	SEK	3,157	371,002	384,031	—	(13,029)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 03/17/21	Citibank, N.A.	SEK	2,912	$339,542	$354,258	$—	$(14,716)
Expiring 03/17/21	Citibank, N.A.	SEK	2,912	339,842	354,258	—	(14,416)
Expiring 03/17/21	Citibank, N.A.	SEK	2,225	268,390	270,658	—	(2,268)
Expiring 03/17/21	Citibank, N.A.	SEK	1,870	225,160	227,475	—	(2,315)
Expiring 03/17/21	Citibank, N.A.	SEK	18	2,114	2,189	—	(75)
Expiring 03/17/21	Citibank, N.A.	SEK	6	723	730	—	(7)
Expiring 03/17/21	Citibank, N.A.	SEK	2	236	244	—	(8)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	49,088	5,770,214	5,971,211	—	(200,997)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	44,042	5,217,919	5,357,405	—	(139,486)
Swiss Franc,
Expiring 01/08/21	Morgan Stanley & Co. International PLC	CHF	1,086	1,199,103	1,227,058	—	(27,955)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	CHF	335	375,937	378,513	—	(2,576)
Expiring 03/17/21	Citibank, N.A.	CHF	1,873	2,104,210	2,120,505	—	(16,295)
Expiring 03/17/21	Citibank, N.A.	CHF	1,362	1,546,212	1,541,979	4,233	—
Expiring 03/17/21	Citibank, N.A.	CHF	1,105	1,247,191	1,251,205	—	(4,014)
Expiring 03/17/21	Citibank, N.A.	CHF	1,105	1,244,618	1,251,205	—	(6,587)
Expiring 03/17/21	Citibank, N.A.	CHF	1,089	1,225,293	1,232,531	—	(7,238)
Expiring 03/17/21	Citibank, N.A.	CHF	1,070	1,214,814	1,211,394	3,420	—
Expiring 03/17/21	Citibank, N.A.	CHF	864	950,170	978,228	—	(28,058)
Expiring 03/17/21	Citibank, N.A.	CHF	864	950,688	978,227	—	(27,539)
Expiring 03/17/21	Citibank, N.A.	CHF	860	945,839	973,360	—	(27,521)
Expiring 03/17/21	Citibank, N.A.	CHF	851	936,383	963,627	—	(27,244)
Expiring 03/17/21	Citibank, N.A.	CHF	702	773,404	794,262	—	(20,858)
Expiring 03/17/21	Citibank, N.A.	CHF	688	758,364	778,688	—	(20,324)
Expiring 03/17/21	Citibank, N.A.	CHF	688	759,456	778,688	—	(19,232)
Expiring 03/17/21	Citibank, N.A.	CHF	681	752,488	770,902	—	(18,414)
Expiring 03/17/21	Citibank, N.A.	CHF	681	752,602	770,902	—	(18,300)
Expiring 03/17/21	Citibank, N.A.	CHF	607	676,735	687,211	—	(10,476)
Expiring 03/17/21	Citibank, N.A.	CHF	354	391,755	400,779	—	(9,024)
Expiring 03/17/21	Citibank, N.A.	CHF	296	329,039	335,115	—	(6,076)
Expiring 03/17/21	Citibank, N.A.	CHF	240	264,154	271,714	—	(7,560)
Expiring 03/17/21	Citibank, N.A.	CHF	108	118,834	122,272	—	(3,438)
Expiring 03/17/21	Citibank, N.A.	CHF	36	40,715	40,757	—	(42)
Expiring 03/17/21	Citibank, N.A.	CHF	4	4,509	4,528	—	(19)
Expiring 03/17/21	Citibank, N.A.	CHF	3	3,392	3,396	—	(4)
Turkish Lira,
Expiring 03/18/21	UBS AG	TRY	2,708	333,014	353,399	—	(20,385)
Expiring 03/18/21	UBS AG	TRY	461	60,659	60,132	527	—

				$941,408,939	$957,935,478	277,036	(16,803,575)

						$14,921,254	$(17,117,140)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Republic of Chile	12/20/24	1.000%(Q)	1,300	$34,130	$(36,053)	$(70,183)
State of Qatar	12/20/24	1.000%(Q)	1,300	35,083	(38,411)	(73,494)

				$69,213	$(74,464)	$(143,677)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)	200	1.544%	$18,579	$10,399	$(8,180)
General Electric Co.	12/20/23	1.000%(Q)	100	0.572%	(4,667)	1,299	5,966

					$13,912	$11,698	$(2,214)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	1,200	$(17,513)	$(23,116)	$5,603	BNP Paribas S.A.
Japan Govt.	06/20/22	(1.000)%(Q)	1,000	(14,594)	(18,817)	4,223	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	800	(11,676)	(14,952)	3,276	Barclays Bank PLC
Japan Govt.	06/20/22	(1.000)%(Q)	500	(7,297)	(9,281)	1,984	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	100	(1,459)	(1,855)	396	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	900	(20,316)	(11,482)	(8,834)	Goldman Sachs International
People’s Republic of China	06/20/23	(1.000)%(Q)	400	(9,029)	(5,041)	(3,988)	Barclays Bank PLC
Republic of Korea	06/20/23	(1.000)%(Q)	1,700	(37,444)	(27,236)	(10,208)	BNP Paribas S.A.
Republic of Korea	06/20/23	(1.000)%(Q)	800	(17,620)	(13,531)	(4,089)	Barclays Bank PLC
Republic of Korea	06/20/23	(1.000)%(Q)	400	(8,810)	(6,593)	(2,217)	HSBC Bank USA, N.A.

				$(145,758)	$(131,904)	$(13,854)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Italy Govt.	06/20/25	1.000%(Q)	300	0.903%	$1,377	$(6,691)	$8,068	Barclays Bank PLC
Italy Govt.	06/20/25	1.000%(Q)	200	0.903%	918	(4,427)	5,345	Bank of America, N.A.

					$2,295	$(11,118)	$13,413

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)		4,300	$(202,892)	$(407,975)	$(205,083)
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)		400	(30,641)	(37,951)	(7,310)
CDX.NA.IG.34.V1	06/20/30	1.000%(Q)		3,700	21,593	2,172	(19,421)
CDX.NA.IG.35.V1	12/20/30	1.000%(Q)		13,100	(73,791)	(115,161)	(41,370)
iTraxx Europe Crossover S32.V1	06/20/29	1.000%(Q)	EUR	3,100	(16,128)	(54,907)	(38,779)

					$(301,859)	$(613,822)	$(311,963)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	3,878	2.932%	$254,405	$367,584	$113,179
CDX.NA.IG.35.V1	12/20/25	1.000%(Q)	8,610	0.500%	188,500	213,587	25,087

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2)(cont’d.):
CDX.NA.IG.35.V1	12/20/30	1.000%(Q)	1,400	0.907%	$10,524	$12,307	$1,783

					$453,429	$593,478	$140,049

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.AAA.8	10/17/57	0.500%(M)	1,200	*	$14,502	$(60,923)	$75,425	Goldman Sachs International

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
AUD	1,500	3 Month BBSW plus 42bps(Q)	1,350	3 Month LIBOR(Q)	Citibank, N.A.	07/31/29	$9,381	$—	$9,381

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Currency swap agreements outstanding at December 31, 2020 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements (cont’d.):
AUD	1,500	3 Month BBSW plus 42.25bps(Q)	1,350	3 Month LIBOR(Q)	Goldman Sachs Bank USA	08/01/29	$9,508	$—	$9,508

							$18,889	$—	$18,889

Inflation swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	2,100	05/15/22	0.090%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$15,817	$15,817
EUR	800	07/15/22	0.330%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	92	7,593	7,501
EUR	500	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	13	(17,014)	(17,027)
EUR	100	11/15/39	1.410%(T)	France CPI ex Tobacco Household(2)(T)	—	4,643	4,643
GBP	1,900	09/15/24	3.850%(T)	U.K. Retail Price Index(2)(T)	—	163,237	163,237
GBP	9,200	01/15/25	3.330%(T)	U.K. Retail Price Index(2)(T)	225,586	333,659	108,073
GBP	2,000	02/15/25	3.257%(T)	U.K. Retail Price Index(1)(T)	—	(51,596)	(51,596)
GBP	1,300	02/15/25	3.258%(T)	U.K. Retail Price Index(1)(T)	—	(33,689)	(33,689)
GBP	900	02/15/25	3.262%(T)	U.K. Retail Price Index(1)(T)	—	(23,604)	(23,604)
GBP	220	11/15/28	3.603%(T)	U.K. Retail Price Index(2)(T)	—	21,448	21,448
GBP	100	12/15/28	3.633%(T)	U.K. Retail Price Index(2)(T)	—	10,273	10,273
GBP	300	01/15/30	3.386%(T)	U.K. Retail Price Index(2)(T)	—	8,792	8,792
GBP	500	01/15/30	3.438%(T)	U.K. Retail Price Index(2)(T)	—	19,408	19,408
GBP	400	01/15/30	3.480%(T)	U.K. Retail Price Index(2)(T)	4,952	18,612	13,660
GBP	200	02/15/30	3.436%(T)	U.K. Retail Price Index(2)(T)	—	6,643	6,643
GBP	1,300	02/15/30	3.450%(T)	U.K. Retail Price Index(2)(T)	632	46,515	45,883
GBP	2,500	02/15/30	3.453%(T)	U.K. Retail Price Index(2)(T)	12,287	90,826	78,539
GBP	510	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	15,795	53,231	37,436
GBP	2,700	08/15/30	3.475%(T)	U.K. Retail Price Index(2)(T)	27,788	41,450	13,662
GBP	280	11/15/30	3.397%(T)	U.K. Retail Price Index(1)(T)	1,977	788	(1,189)
GBP	280	11/15/30	3.445%(T)	U.K. Retail Price Index(1)(T)	—	(1,677)	(1,677)
GBP	480	11/15/40	3.217%(T)	U.K. Retail Price Index(2)(T)	(7,768)	(21,009)	(13,241)
GBP	200	11/15/40	3.272%(T)	U.K. Retail Price Index(2)(T)	(44)	(3,575)	(3,531)
GBP	280	11/15/40	3.273%(T)	U.K. Retail Price Index(2)(T)	—	(4,938)	(4,938)
GBP	200	11/15/50	3.000%(T)	U.K. Retail Price Index(1)(T)	6,995	19,595	12,600
GBP	200	11/15/50	3.050%(T)	U.K. Retail Price Index(1)(T)	—	10,565	10,565
	600	07/25/21	1.432%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	107	107
	1,100	08/06/21	1.432%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	672	672
	1,500	08/14/21	1.825%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(12,561)	(12,561)
	3,480	09/09/21	1.445%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	7,794	7,794
	2,100	09/20/21	1.580%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(1,070)	(1,070)
	1,900	09/20/21	1.592%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(136)	(1,431)	(1,295)
	1,200	10/01/21	1.488%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	1,631	1,631
	500	11/04/21	1.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(42)	(3,864)	(3,822)
	3,600	11/05/21	1.290%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(151)	(25,681)	(25,530)
	600	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(4,238)	(4,238)
	3,320	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(58,215)	(58,215)
	1,255	04/13/23	2.220%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(26,400)	(26,400)
	800	05/08/23	2.560%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(129,960)	(90,610)	39,350
	1,680	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	3,094	60,442	57,348
	750	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	30,904	30,904
	760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	31,614	31,614
	200	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(32)	8,108	8,140
	2,400	11/04/29	1.760%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(1,877)	(88,812)	(86,935)
	281	03/30/30	1.235%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	25,725	25,725
	1,123	03/30/30	1.269%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	98,747	98,747
	281	03/30/30	1.298%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	23,875	23,875

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Inflation swap agreements outstanding at December 31, 2020 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
468	03/31/30	1.176%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$45,706	$45,706
497	04/03/30	1.099%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	52,649	52,649
498	04/28/30	1.311%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	42,231	42,231
1,800	05/19/30	1.280%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(166,567)	(166,567)
706	05/29/30	1.367%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	60,373	60,373
665	06/15/30	1.502%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	51,642	51,642
163	07/30/30	1.745%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,834	9,834
617	08/28/30	1.956%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	20,679	20,679
87	09/29/30	1.838%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	3,639	3,639
339	12/23/30	2.183%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	497	497

				$159,201	$813,413	$654,212

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	400	01/04/21	8.880%(T)	1 Day BROIS(2)(T)	$(2,013)	$7,283	$9,296
BRL	9,100	01/03/22	2.850%(T)	1 Day BROIS(1)(T)	(50)	(251)	(201)
BRL	14,600	01/03/22	2.859%(T)	1 Day BROIS(1)(T)	—	(1,063)	(1,063)
BRL	6,300	01/03/22	2.871%(T)	1 Day BROIS(1)(T)	—	(500)	(500)
BRL	6,000	01/03/22	2.883%(T)	1 Day BROIS(1)(T)	—	(739)	(739)
BRL	85,400	01/03/22	3.300%(T)	1 Day BROIS(2)(T)	(563)	104,727	105,290
BRL	4,200	01/03/22	3.360%(T)	1 Day BROIS(1)(T)	(6,502)	(6,562)	(60)
CAD	1,400	03/03/22	1.270%(S)	3 Month CDOR(2)(S)	—	13,144	13,144
CAD	500	06/17/22	1.500%(S)	3 Month CDOR(2)(S)	1,402	6,068	4,666
CAD	900	03/03/25	1.220%(S)	3 Month CDOR(2)(S)	—	16,268	16,268
CAD	1,100	06/17/25	1.500%(S)	3 Month CDOR(2)(S)	(7,351)	28,974	36,325
CAD	400	06/19/29	2.500%(S)	3 Month CDOR(2)(S)	11,927	36,619	24,692
CAD	500	10/02/29	1.713%(S)	3 Month CDOR(2)(S)	46	21,171	21,125
CAD	300	12/18/29	1.900%(S)	3 Month CDOR(2)(S)	1,645	15,932	14,287
CAD	2,600	06/17/30	1.500%(S)	3 Month CDOR(2)(S)	(3,346)	63,557	66,903
CAD	1,400	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	44,138	285,741	241,603
CAD	2,000	03/07/49	2.565%(S)	3 Month CDOR(2)(S)	91,245	349,707	258,462
CHF	6,700	09/16/25	(0.500)%(A)	6 Month CHF LIBOR(2)(S)	7,929	33,295	25,366
CZK	5,900	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)	—	19,861	19,861
EUR	700	06/16/23	(0.500)%(A)	6 Month EURIBOR(1)(S)	(685)	(271)	414
EUR	10,100	11/21/23	(0.526)%(A)	3 Month EURIBOR(2)(Q)	—	5,226	5,226
EUR	2,400	03/17/26	(0.500)%(A)	6 Month EURIBOR(2)(S)	(18,693)	(6,670)	12,023
EUR	14,600	06/16/26	(0.500)%(A)	6 Month EURIBOR(2)(S)	(41,249)	(51,615)	(10,366)
EUR	1,300	06/19/29	1.310%(A)	6 Month EURIBOR(2)(S)	37,280	126,136	88,856
EUR	300	03/17/31	(0.250)%(A)	6 Month EURIBOR(1)(S)	16	(218)	(234)
EUR	4,400	06/16/31	(0.250)%(A)	6 Month EURIBOR(2)(S)	(10,125)	(6,773)	3,352
EUR	400	12/15/35	0.450%(A)	6 Month EURIBOR(1)(S)	(35,639)	(40,581)	(4,942)
EUR	100	05/27/50	0.054%(A)	6 Month EURIBOR(1)(S)	—	(146)	(146)
GBP	3,600	06/16/23	0.000%(A)	1 Day SONIA(2)(A)	4,506	6,808	2,302
GBP	1,900	06/16/26	0.000%(A)	1 Day SONIA(2)(A)	378	(458)	(836)
GBP	100	03/17/31	0.250%(A)	1 Day SONIA(2)(A)	1,129	1,188	59
GBP	3,000	06/16/31	0.250%(A)	1 Day SONIA(2)(A)	3,412	30,971	27,559
GBP	200	03/17/51	0.250%(A)	1 Day SONIA(2)(A)	(6,330)	(4,259)	2,071
GBP	900	06/16/51	0.500%(A)	1 Day SONIA(2)(A)	69,161	68,785	(376)
HUF	83,400	03/20/24	1.500%(A)	6 Month BUBOR(2)(S)	2,359	8,419	6,060
JPY	2,840,000	06/19/24	0.000%(S)	6 Month JPY LIBOR(1)(S)	(35,822)	(48,538)	(12,716)
JPY	310,000	06/18/28	0.380%(S)	6 Month JPY LIBOR(1)(S)	(83,003)	(87,560)	(4,557)
JPY	1,710,000	06/19/29	0.200%(S)	6 Month JPY LIBOR(1)(S)	(248,663)	(264,945)	(16,282)
JPY	230,000	06/19/33	1.500%(S)	6 Month JPY LIBOR(1)(S)	(348,537)	(387,528)	(38,991)
JPY	590,975	06/19/39	0.400%(S)	6 Month JPY LIBOR(2)(S)	11,843	145,667	133,824

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	90,000	03/21/48	1.000%(S)	6 Month JPY LIBOR(2)(S)	$148,085	$141,505	$(6,580)
JPY	560,000	06/19/49	0.500%(S)	6 Month JPY LIBOR(2)(S)	138,078	131,609	(6,469)
KRW	188,000	09/16/30	0.928%(Q)	3 Month KWCDC(2)(Q)	(977)	(5,521)	(4,544)
KRW	226,600	03/17/31	1.133%(Q)	3 Month KWCDC(2)(Q)	—	(3,162)	(3,162)
KRW	245,400	03/17/31	1.178%(Q)	3 Month KWCDC(2)(Q)	—	(2,427)	(2,427)
MXN	22,000	07/07/25	4.870%(M)	28 Day Mexican Interbank Rate(2)(M)	3,228	10,171	6,943
MXN	26,405	10/03/30	5.772%(M)	28 Day Mexican Interbank Rate(2)(M)	—	41,653	41,653
MXN	21,515	10/03/30	5.780%(M)	28 Day Mexican Interbank Rate(2)(M)	—	34,582	34,582
MXN	26,340	10/03/30	5.787%(M)	28 Day Mexican Interbank Rate(2)(M)	—	43,019	43,019
MXN	65,367	10/03/30	5.810%(M)	28 Day Mexican Interbank Rate(2)(M)	—	112,876	112,876
MXN	12,389	10/04/30	5.775%(M)	28 Day Mexican Interbank Rate(2)(M)	—	19,630	19,630
MXN	12,372	10/04/30	5.780%(M)	28 Day Mexican Interbank Rate(2)(M)	—	19,874	19,874
MXN	7,498	11/01/30	5.575%(M)	28 Day Mexican Interbank Rate(2)(M)	—	5,688	5,688
MXN	7,495	11/01/30	5.585%(M)	28 Day Mexican Interbank Rate(2)(M)	—	5,986	5,986
MXN	14,695	11/01/30	5.600%(M)	28 Day Mexican Interbank Rate(2)(M)	—	12,619	12,619
MXN	12,245	11/01/30	5.605%(M)	28 Day Mexican Interbank Rate(2)(M)	—	10,760	10,760
MXN	17,145	11/01/30	5.610%(M)	28 Day Mexican Interbank Rate(2)(M)	—	15,409	15,409
MXN	17,145	11/01/30	5.612%(M)	28 Day Mexican Interbank Rate(2)(M)	—	15,556	15,556
NZD	150	12/16/25	0.500%(S)	3 Month BBR(1)(Q)	(633)	176	809
NZD	700	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	1,845	(94,047)	(95,892)
PLN	1,600	01/30/29	2.405%(A)	6 Month WIBOR(2)(S)	—	58,991	58,991
	8,700	12/18/21	2.500%(S)	3 Month LIBOR(1)(Q)	(52,367)	(202,607)	(150,240)
	42,900	03/18/22	—(8)	—(8)	494	(18,519)	(19,013)
	15,500	04/26/22	—(3)	—(3)	—	(6,419)	(6,419)
	8,400	03/30/23	0.250%(S)	3 Month LIBOR(1)(Q)	1,652	(10,113)	(11,765)
	9,000	04/27/23	—(6)	—(6)	—	(1,599)	(1,599)
	2,650	08/21/23	1.305%(S)	3 Month LIBOR(1)(Q)	—	(88,150)	(88,150)
	10,300	11/21/23	0.394%(S)	3 Month LIBOR(1)(Q)	—	(8,327)	(8,327)
	1,500	03/07/24	—(7)	—(7)	—	2,046	2,046
	2,100	08/25/24	1.298%(S)	3 Month LIBOR(1)(Q)	—	(61,990)	(61,990)
	2,450	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)	—	(68,732)	(68,732)
	5,600	09/06/24	—(4)	—(4)	435	(133)	(568)
	1,600	10/04/24	—(5)	—(5)	—	2,907	2,907
	5,518	11/30/24	0.100%(A)	1 Day USOIS(2)(A)	3,057	(14,481)	(17,538)
	10,735	02/28/25	0.380%(S)	3 Month LIBOR(2)(Q)	2,111	18,950	16,839
	3,900	05/31/25	2.959%(S)	3 Month LIBOR(1)(Q)	—	(455,186)	(455,186)
	14,339	11/27/25	0.840%(S)	3 Month LIBOR(2)(Q)	(6,188)	3,605	9,793
	3,600	12/16/25	1.000%(S)	3 Month LIBOR(2)(Q)	97,018	104,240	7,222
	4,900	03/30/26	0.400%(S)	3 Month LIBOR(1)(Q)	14,186	15,704	1,518
	1,800	06/19/26	3.000%(S)	3 Month LIBOR(1)(Q)	(41,769)	(248,525)	(206,756)
	9,616	05/15/27	0.260%(A)	1 Day USOIS(1)(A)	(32,278)	89,302	121,580
	63,243	05/15/27	0.450%(S)	3 Month LIBOR(1)(Q)	(58,836)	522,204	581,040
	4,000	01/15/28	0.400%(S)	3 Month LIBOR(2)(Q)	(34,204)	(72,722)	(38,518)
	1,000	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	62,068	(114,820)	(176,888)
	2,100	12/18/29	1.500%(S)	3 Month LIBOR(1)(Q)	37,577	(122,599)	(160,176)
	3,200	01/15/30	2.000%(S)	3 Month LIBOR(1)(Q)	(13,253)	(354,833)	(341,580)
	300	06/17/30	1.250%(S)	3 Month LIBOR(1)(Q)	(13,482)	(10,362)	3,120
	11,940	06/24/30	0.689%(S)	3 Month LIBOR(1)(Q)	—	214,994	214,994
	12,170	07/08/30	0.680%(S)	3 Month LIBOR(1)(Q)	—	201,252	201,252
	5,300	12/16/30	1.000%(S)	3 Month LIBOR(1)(Q)	(67,581)	(43,386)	24,195
	7,700	12/16/30	1.000%(S)	3 Month LIBOR(1)(Q)	(88,771)	(62,978)	25,793
	15,500	03/30/31	0.750%(S)	3 Month LIBOR(1)(Q)	142,293	317,088	174,795
	800	06/16/31	0.750%(S)	3 Month LIBOR(1)(Q)	19,638	18,918	(720)
	800	06/09/41	1.250%(S)	3 Month LIBOR(1)(Q)	14,364	14,132	(232)
	2,120	07/20/45	0.560%(A)	1 Year SOFR(1)(A)	13,591	260,518	246,927
	700	08/19/45	0.740%(A)	1 Year SOFR(1)(A)	—	58,207	58,207
	10,207	11/15/45	0.800%(S)	3 Month LIBOR(1)(Q)	301,832	1,277,864	976,032
	1,594	02/15/47	1.000%(S)	3 Month LIBOR(1)(Q)	19,318	139,223	119,905
	5,405	02/15/47	1.200%(S)	3 Month LIBOR(1)(Q)	29,772	222,842	193,070

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	2,715	02/15/47	1.225%(S)	3 Month LIBOR(1)(Q)	$2,387	$96,287	$93,900
	483	03/17/50	0.900%(S)	3 Month LIBOR(1)(Q)	8,194	59,744	51,550
	338	10/07/50	1.200%(S)	3 Month LIBOR(1)(Q)	2,657	16,726	14,069
	700	12/16/50	1.250%(S)	3 Month LIBOR(1)(Q)	3,133	27,155	24,022
	1,500	03/30/51	1.150%(S)	3 Month LIBOR(1)(Q)	46,772	101,850	55,078
ZAR	6,200	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	1,534	35,432	33,898

					$144,825	$2,916,526	$2,771,701

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
KRW	604,200	03/20/24	1.725%(Q)	3 Month KWCDC(2)(Q)	$13,692	$—	$13,692	Bank of America, N.A.
KRW	1,735,900	03/20/29	1.795%(Q)	3 Month KWCDC(2)(Q)	74,783	—	74,783	BNP Paribas S.A.
KRW	442,000	03/20/29	1.795%(Q)	3 Month KWCDC(2)(Q)	19,042	—	19,042	Standard Chartered Bank, London
KRW	442,300	06/19/29	1.718%(Q)	3 Month KWCDC(2)(Q)	16,725	—	16,725	Goldman Sachs Bank USA
RUB	383,500	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	81,625	—	81,625	Goldman Sachs Bank USA
RUB	328,700	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	69,961	980	68,981	Goldman Sachs Bank USA
RUB	197,200	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	41,973	(708)	42,681	Goldman Sachs Bank USA

					$317,801	$272	$317,529

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	The Portfolio pays the floating rate of 1 Month plus 8.80 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	The Portfolio pays the floating rate of 1 Month plus 10.20 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	The Portfolio pays the floating rate of 1 Month plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	The Portfolio pays the floating rate of 1 Month plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	The Portfolio pays the floating rate of 1 Month plus 9.125 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
10 Year Euro-Bund Futures(M)	–	Bank of America, N.A.	3/08/21	EUR	(22,702)	$(44,128)	$—	$(44,128)
10 Year Gilt Futures(M)	–	Bank of America, N.A.	3/29/21	GBP	(1,744)	(25,152)	—	(25,152)
10 Year Heng Sang Futures(M)	–	Bank of America, N.A.	1/28/21	HKD	5,298	18,747	—	18,747
10 Year Japan Bond Futures(M)	–	Bank of America, N.A.	3/15/21	JPY	6,387,185	(63,387)	—	(63,387)
10 Year U.S. Treasury Notes Futures(M)	–	Bank of America, N.A.	3/22/21		11,312	10,192	—	10,192
10X Genomics, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(137)	2,844	—	2,844
2U, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(60)	(13,546)	—	(13,546)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
3M Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	$(309)	$—	$(309)
A.O. Smith Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		53	(2,616)	—	(2,616)
Aaron’S Co., Inc. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		15	1,476	—	1,476
Abbott Laboratories(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		27	805	—	805
AbbVie, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		186	(2,605)	—	(2,605)
Abcam PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(85)	(12,657)	—	(12,657)
ABC-Mart, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,136	115	—	115
Abiomed, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		24	4,543	—	4,543
Acadia Healthcare Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(25)	(1,505)	—	(1,505)
Acceleron Pharma, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(424)	—	(424)
Accenture PLC (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		137	8,000	—	8,000
Acciona SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	19	1,001	—	1,001
Accor SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(171)	8,876	—	8,876
Acerinox SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	55	1,191	—	1,191
ACI Worldwide, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		37	(231)	—	(231)
ACOM(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,252)	9,739	—	9,739
ACS Actividades de Construccion y Servicios SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	34	969	—	969
Activision Blizzard, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		153	19,082	—	19,082
Acuity Brands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		241	8,413	—	8,413
Adaptive Biotechnologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(318)	(45,097)	—	(45,097)
Adient PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	2,185	—	2,185
Admiral Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	60	1,624	—	1,624
Adobe Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		40	1,343	—	1,343
ADT, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		93	(7,975)	—	(7,975)
Adtalem Global Education, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		103	7,989	—	7,989
Advance Auto Parts, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(4)	7	—	7
Advanced Micro Devices, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(75)	(1,570)	—	(1,570)
Advantest Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,566)	83	—	83

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
AECOM(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(129)	$(1,548)	$—	$(1,548)
Aena SME SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(260)	(13,385)	—	(13,385)
AEON Financial Services Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	8,906	340	—	340
AES Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(181)	(23,063)	—	(23,063)
AFLAC, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(96)	1,385	—	1,385
Afterpay Touch Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(75)	(12,270)	—	(12,270)
AGCO Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		79	11,585	—	11,585
Aggreko PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	89	4,292	—	4,292
Agilent Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		72	1,294	—	1,294
Agios Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(184)	(51,929)	—	(51,929)
AGL Energy Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	860	(68,505)	—	(68,505)
AIA Group Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(2,901)	(27,188)	—	(27,188)
Air France-KLM(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	63	(460)	—	(460)
Air Lease Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		106	8,990	—	8,990
Air Liquide SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(55)	(44)	—	(44)
Air Products & Chemicals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(35)	(511)	—	(511)
Air Water, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,671	2,224	—	2,224
Airbus SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(385)	18,306	—	18,306
Aisin Seiki Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,734	769	—	769
Ajinomoto Co., Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,447)	(4,716)	—	(4,716)
Akamai Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		30	164	—	164
Alaska Air Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	3,686	—	3,686
Albemarle Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		16	704	—	704
Alfresa Holdings Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	22,733	(17,006)	—	(17,006)
Align Technology, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	381	—	381
Alkermes PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(15)	(75)	—	(75)
Alleghany Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(223)	(1,823)	—	(1,823)
Allegheny Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(74)	(672)	—	(672)

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Allegion PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(90)	$(4,372)	$—	$(4,372)
Allete, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(103)	(3,950)	—	(3,950)
Alliance Data Systems Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		219	(2,456)	—	(2,456)
Alliant Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(66)	972	—	972
Allison Transmission Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		43	(752)	—	(752)
Allstate Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		121	5,437	—	5,437
Ally Financial, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	2,407	—	2,407
Alnylam Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(108)	(5,171)	—	(5,171)
Alphabet, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		553	(7,843)	—	(7,843)
Alps Alpine Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,838	3,088	—	3,088
Alstom SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(91)	(4,032)	—	(4,032)
Alteryx, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(107)	(3,627)	—	(3,627)
Altice USA, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(297)	(26,163)	—	(26,163)
Altium Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(63)	4,519	—	4,519
Altria Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(36)	937	—	937
Alumina Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(162)	5,666	—	5,666
Amada Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,742	2,962	—	2,962
Amadeus IT Group SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(171)	2,697	—	2,697
Amazon.com, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		180	8,858	—	8,858
AMC Networks, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		240	25,090	—	25,090
Amcor PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(51)	(704)	—	(704)
Amdocs Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		219	11,659	—	11,659
Amedisys, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(128)	(15,032)	—	(15,032)
AMERCO(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		83	4,630	—	4,630
Ameren Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(153)	(511)	—	(511)
American Airlines Group, Inc.(M)	1 Day USOIS -52.2 bps(M)	Goldman Sachs International	1/13/21		(379)	30,740	—	30,740
American Eagle Outfitters, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	284	—	284
American Electric Power Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(191)	753	—	753

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
American Express Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(336)	$2,157	$—	$2,157
American International Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(197)	8,389	—	8,389
American Water Works Co., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		94	3,129	—	3,129
Ameriprise Financial, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		132	746	—	746
AmerisourceBergen Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		51	(1,692)	—	(1,692)
AMETEK, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(33)	(604)	—	(604)
Amgen, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		141	43	—	43
AMP Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(196)	14,890	—	14,890
Amphenol Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	(732)	—	(732)
Ampol Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	154	(7,599)	—	(7,599)
Analog Devices, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		82	3,421	—	3,421
Anaplan, Inc.(M	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	(1,954)	—	(1,954)
Anglo American PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	109	(3,611)	—	(3,611)
Ansell Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	400	(305)	—	(305)
ANSYS, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		11	965	—	965
Anthem, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		179	1,487	—	1,487
Antofagasta PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(46)	(134)	—	(134)
AON PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(162)	(3,308)	—	(3,308)
Aozora Bank, Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,126	309	—	309
APA Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(568)	23,670	—	23,670
Apache Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(326)	18,024	—	18,024
Apple, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(131)	(11,706)	—	(11,706)
Applied Materials, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		58	(1,009)	—	(1,009)
AptarGroup, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(194)	(11,011)	—	(11,011)
Aptiv PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(218)	(11,559)	—	(11,559)
Aramark Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		60	63	—	63
Arch Capital Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(1,464)	—	(1,464)
Archer Daniels Midland Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		172	1,965	—	1,965

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Arista Networks, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(238)	$(11,137)	$—	$(11,137)
Aristocrat Leisure Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	237	(972)	—	(972)
Arkema SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	88	(2,059)	—	(2,059)
Armstrong World Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(378)	27,906	—	27,906
Arrow Electronics, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		350	8,662	—	8,662
Arrowhead Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(156)	(17,758)	—	(17,758)
Arthur J. Gallagher & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(7)	(386)	—	(386)
Asahi Glass Co., Ltd. (Japan)(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	44,957	21,411	—	21,411
Asahi Group Holdings Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,130)	(237)	—	(237)
Asahi Intecc, Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(37,956)	(8,252)	—	(8,252)
Asahi Kasei Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	19,322	(1,113)	—	(1,113)
ASGN, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		256	(885)	—	(885)
Ashland Global Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(176)	(3,934)	—	(3,934)
Ashmore Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(38)	86	—	86
Ashtead Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	75	4,743	—	4,743
Asics Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(29,316)	11,762	—	11,762
ASM Pacific Technology Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(206)	(1,135)	—	(1,135)
Asos PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	185	21,191	—	21,191
Aspen Technology, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		71	(180)	—	(180)
Associated Ban-Corp(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		92	3,716	—	3,716
Associated British Foods PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	98	467	—	467
Assurant, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		169	6,502	—	6,502
Assured Guaranty Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		141	(1,947)	—	(1,947)
Astellas Pharma, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	900	554	—	554
AstraZeneca PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(43)	4,512	—	4,512
AT&T, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	5,060	—	5,060
Athene Holding Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		63	1,647	—	1,647
Atlas Arteria Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(171)	(2,200)	—	(2,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Atmos Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(112)	$2,666	$—	$2,666
Atos SE(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	108	(765)	—	(765)
Aurizon Holdings Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	139	(8,566)	—	(8,566)
AusNet Services(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(192)	7,477	—	7,477
Australia & New Zealand Banking Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(22)	350	—	350
Auto Trader Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	74	6,179	—	6,179
Autodesk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(7)	(674)	—	(674)
Autoliv, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(102)	2,302	—	2,302
Automatic Data Processing, Inc.(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(212)	492	—	492
Autonation, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		320	11,837	—	11,837
AutoZone, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	439	—	439
Avalara, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(36)	(1,133)	—	(1,133)
Avangrid, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(41)	72	—	72
Avanos Medical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(114)	2,998	—	2,998
Avast PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	9	1,135	—	1,135
Avery Dennison Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		27	509	—	509
Avient Corp.(M)	1 Day USOIS+ 15 bps(M)	Goldman Sachs International	1/13/21		75	3,223	—	3,223
Avis Budget Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(142)	7,340	—	7,340
Aviva PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	283	2,273	—	2,273
Avnet, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	4,193	—	4,193
AXA Equitable Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		73	(2,465)	—	(2,465)
Axalta Coatings System Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(61)	931	—	931
AXA-UAP SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(13)	(182)	—	(182)
Axis Capital Holdings Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(293)	7,746	—	7,746
Axon Enterprise, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(222)	1,192	—	1,192
B&M European Value Retail SA(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(34)	(3,804)	—	(3,804)
Babcock International Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	92	(11,146)	—	(11,146)
BAE Systems PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	139	(10,014)	—	(10,014)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Baker Hughes Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(287)	$23,727	$—	$23,727
Balfour Beatty PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	55	823	—	823
Ball Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(468)	902	—	902
Banco Bilbao Vizcaya Argentaria SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	33	(945)	—	(945)
Banco De Sabadell SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	55	(2,302)	—	(2,302)
Banco Santander Central Hispano SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	11	478	—	478
BancorpSouth, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(41)	(144)	—	(144)
Bandai Namco Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,880)	901	—	901
Bank of America Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(28)	(1,456)	—	(1,456)
Bank of Hawaii Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(80)	2,553	—	2,553
BanK of Kyoto Ltd. (The)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,280)	(955)	—	(955)
Bank Of New York Mellon (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		94	9,923	—	9,923
Bankinter SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	13	(284)	—	(284)
Barclays PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	42	485	—	485
Barratt Developments PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(133)	(12,307)	—	(12,307)
Baxter International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		94	1,112	—	1,112
Beach Energy Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	564	(13,197)	—	(13,197)
Beazley PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(102)	(2,304)	—	(2,304)
Becton, Dickinson & Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	1,611	—	1,611
Belden, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		66	(3,542)	—	(3,542)
Bellway PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(16)	(1,246)	—	(1,246)
Benefit One, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,024)	3,422	—	3,422
Benesse Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,051	(426)	—	(426)
Berkeley Group Holdings PLC (The)(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(89)	(10,691)	—	(10,691)
Berry Global Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		173	7,131	—	7,131
Best Buy Co., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		166	(6,976)	—	(6,976)
Beyond Meat, Inc.(M)	1 Day USOIS -65 bps(M)	Goldman Sachs International	1/13/21		(279)	24,301	—	24,301
BGC Partners, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(168)	10,251	—	10,251

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
BHP Billiton PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(53)	$(401)	$—	$(401)
Bio Rad Laboratories, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		140	10,596	—	10,596
Biogen, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		144	(952)	—	(952)
Biomarin Pharmaceutical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(39)	(5,961)	—	(5,961)
bioMerieux(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(80)	1,092	—	1,092
Bio-Techne Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		45	1,957	—	1,957
BJ’s Wholesale Club Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		142	(1,585)	—	(1,585)
Black Hills Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(210)	(10,789)	—	(10,789)
Black Knight, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	(344)	—	(344)
Blackbaud, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	843	—	843
BlackRock, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		29	818	—	818
Bloomberg Commodity Total Return Index(M)	1 Month LIBOR +11bps(M)	Merrill Lynch International	3/30/21		15,000	3,859,340	—	3,859,340
Bluebird Bio, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(151)	(2,336)	—	(2,336)
BlueScope Steel Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	10	(115)	—	(115)
BNP Long S&P 500 Banks Index(Q)	3 Month LIBOR + 25bps(Q)	BNP Paribas S.A.	5/12/21		544	34,097	—	34,097
BNP Long S&P 500 Banks Index(Q)	3 Month LIBOR + 15bps(Q)	BNP Paribas S.A.	9/14/21		291	18,278	—	18,278
BNP Long S&P 500 Banks Index(Q)	3 Month LIBOR + 15bps(Q)	BNP Paribas S.A.	9/14/21		580	36,407	—	36,407
BNP Long S&P 500 Banks Index(Q)	3 Month LIBOR + 25bps(Q)	BNP Paribas S.A.	9/14/21		696	27,230	—	27,230
BNP Paribas SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	265	(8,814)	—	(8,814)
BOC Hong Kong Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21HKD		798	(4,262)	—	(4,262)
Boeing Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(384)	29,790	—	29,790
BOK Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		44	(1,425)	—	(1,425)
Bolloré Investissements SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	54	721	—	721
boohoo Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	173	26,482	—	26,482
Booking Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		185	10,574	—	10,574
Booz Allen Hamilton Holding Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		134	(336)	—	(336)
Boral Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(96)	(1,917)	—	(1,917)
Borgwarner, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		273	(7,887)	—	(7,887)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Boston Beer Co., Inc. (The)(Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		151	$9,122	$—	$9,122
Boston Scientific Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		72	3,860	—	3,860
Bouygues SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	7	(235)	—	(235)
Boyd Gaming Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		107	2,393	—	2,393
BP PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(89)	8,457	—	8,457
Brambles Industries Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	64	(721)	—	(721)
Bridgestone Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,384	(5,003)	—	(5,003)
Bright Horizons Family Solutions(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(259)	(10,410)	—	(10,410)
Brighthouse Financial, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		200	8,666	—	8,666
Brink’s Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(199)	(4,834)	—	(4,834)
Bristol-Myers Squibb Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		107	2,821	—	2,821
British American Tobacco PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	66	(2,252)	—	(2,252)
Britvic PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	115	5,068	—	5,068
Broadcom, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		35	2,145	—	2,145
Brother Industries Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	36,088	6,827	—	6,827
Brown & Brown, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(22)	(1,073)	—	(1,073)
Brown-Forman Corp. (Class B)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(74)	(2,573)	—	(2,573)
Bruker Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(13)	153	—	153
Brunswick Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		230	5,275	—	5,275
BT Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	191	(10,356)	—	(10,356)
Budweiser Brewing Co., APAC Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(2,289)	8,092	—	8,092
Builders FirstSource, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		196	27,966	—	27,966
Bunge Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(47)	(1,545)	—	(1,545)
Bunzl PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	3	18	—	18
Burberry Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(144)	(1,105)	—	(1,105)
Bureau Veritas SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(54)	2,658	—	2,658
Burlington Stores, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(162)	(16,446)	—	(16,446)
C.H. Robinson Worldwide, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		— (r)	(2)	—	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Cable One, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(133)	$(9,487)	$—	$(9,487)
Cabot Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		141	10,668	—	10,668
Cabot Oil & Gas Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		46	(1,460)	—	(1,460)
Caci International, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		124	2,651	—	2,651
Cadence Design Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		60	10,868	—	10,868
Caesars Entertainment, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(155)	(5,366)	—	(5,366)
CaixaBank SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	106	(9,974)	—	(9,974)
Canon Marketing Japan, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,056	8,713	—	8,713
Canon, Inc,(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,072)	(2,980)	—	(2,980)
Cantel Medical Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		36	3,040	—	3,040
Capcom Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,962)	(11,016)	—	(11,016)
Capgemini SE(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	35	3,335	—	3,335
Capita PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(19)	4,759	—	4,759
Capital One Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		64	2,668	—	2,668
Capri Holdings Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		70	5,325	—	5,325
Cardinal Health, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		67	(2,529)	—	(2,529)
Carlisle Cos., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		133	1,321	—	1,321
CarMax, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(124)	537	—	537
Carnival Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(146)	6,633	—	6,633
Carpenter Technology Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(4)	(134)	—	(134)
Carrefour SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	120	1,591	—	1,591
Carrier Global Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(27)	(85)	—	(85)
carsales.com(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	325	4,534	—	4,534
Carter’s, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		355	(640)	—	(640)
Carvana Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(178)	11,108	—	11,108
Casey’s General Stores, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		28	(121)	—	(121)
Casino Guichard-Perrachon SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	98	(394)	—	(394)
Casio Computer Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(19,218)	6,725	—	6,725

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Catalent, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(87)	$(11,090)	$—	$(11,090)
Caterpillar, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(7)	(80)	—	(80)
Cathay General Bancorp(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		9	544	—	544
CBOE Global Markets, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(115)	(5,504)	—	(5,504)
CDK Global, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		149	3,806	—	3,806
CDW Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		43	(52)	—	(52)
Cellnex Telecom SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(285)	13,115	—	13,115
Centene Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		77	(4,145)	—	(4,145)
Centennial Resource Development, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		169	(19,007)	—	(19,007)
CenterPoint Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(268)	7,115	—	7,115
Central Japan Railway Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(20,293)	(1,358)	—	(1,358)
Centrica PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	130	5,113	—	5,113
Ceridian HCM Holding, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(23)	(2,316)	—	(2,316)
Cerner Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		503	28,983	—	28,983
CF Industries Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(30)	(66)	—	(66)
Challenger Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(377)	(18,921)	—	(18,921)
Championx Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(181)	(24,654)	—	(24,654)
Change Healthcare, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		156	6,738	—	6,738
Charles River Laboratories International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		234	9,272	—	9,272
Charles Schwab Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	(1,628)	—	(1,628)
Charter Communications, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(225)	(6,097)	—	(6,097)
Chegg, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(129)	(19,559)	—	(19,559)
Chemed Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(79)	(7,946)	—	(7,946)
Chemours Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		193	(13,935)	—	(13,935)
Cheniere Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(264)	1,833	—	1,833
Chevron Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(141)	9,338	—	9,338
Chiba Bank, Ltd. (The)(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,756	(3,687)	—	(3,687)
Chipotle Mexican Grill, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(51)	(2,836)	—	(2,836)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Choice Hotels International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		93	$1,752	$—	$1,752
Chubb Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		29	436	—	436
Chubu Electric Power Co.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,475	1,855	—	1,855
Chugai Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,673)	(8,307)	—	(8,307)
Chugoku Electric Power Co., Inc. (The)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,763)	4,044	—	4,044
Church & Dwight Co., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		50	5,954	—	5,954
Churchill Downs, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(49)	411	—	411
Cie Plastic Omnium SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(92)	307	—	307
Cigna Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		61	(2,478)	—	(2,478)
Cimarex Energy Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(14)	389	—	389
CIMIC Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(57)	3,537	—	3,537
Cincinnati Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(81)	(6,762)	—	(6,762)
Cinemark Holdings, Inc.(M)	1 Day USOIS -49.4 bps(M)	Goldman Sachs International	1/13/21		(41)	(6,170)	—	(6,170)
Cintas Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(71)	117	—	117
Cirrus Logic, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		45	940	—	940
Cisco Systems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(31)	(41)	—	(41)
Citigroup, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(131)	(5,807)	—	(5,807)
Citizens Financial Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		58	(80)	—	(80)
Citrix Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		26	(344)	—	(344)
CK Asset Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	2,623	(22,843)	—	(22,843)
CK Hutchison Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	3,990	(15,907)	—	(15,907)
Clean Harbors, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(93)	(2,204)	—	(2,204)
Cleanaway Waste Management Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	98	(7,131)	—	(7,131)
Clorox Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		174	1,227	—	1,227
Cloudflare, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(10)	1,058	—	1,058
CLP Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	891	651	—	651
CMC Materials, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		90	2,007	—	2,007
CME Group, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(141)	(1,680)	—	(1,680)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
CMS Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(323)	$(6,544)	$—	$(6,544)
CNA Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		7	403	—	403
CNO Financial Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		135	(6,742)	—	(6,742)
CNP Assurances(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	176	(202)	—	(202)
CNX Resources Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		111	10,085	—	10,085
Coca-Cola Bottlers Japan Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,118	(145)	—	(145)
Coca-Cola Co. (The)(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	177	10,577	—	10,577
Coca-Cola Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(30)	(843)	—	(843)
Cochlear Ltd., NPV(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(87)	6,477	—	6,477
Cognex Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(94)	(8,492)	—	(8,492)
Cognizant Technology Solutions Corp. (ClassA)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		146	5,436	—	5,436
Coherent, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(224)	(23,776)	—	(23,776)
Coles Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(17)	57	—	57
Colfax Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		45	728	—	728
Colgate-Palmolive Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		217	1,942	—	1,942
Columbia Sportswear Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		87	2,938	—	2,938
Comcast Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(74)	(1,654)	—	(1,654)
Comerica, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		37	3,005	—	3,005
Commerce Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(110)	(3,861)	—	(3,861)
Commercial Metals Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		331	1,294	—	1,294
Commonwealth Bank of Australia(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(46)	287	—	287
CommScope Holding Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(138)	(4,346)	—	(4,346)
Commvault Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		5	561	—	561
Compagnie de Saint-Gobain SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	306	(14,491)	—	(14,491)
Compass Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(5)	148	—	148
Compass Minerals International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(96)	3,319	—	3,319
Computershare Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	66	470	—	470
Comsys Holdings Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(21,321)	(8,082)	—	(8,082)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Conagra Brands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		57	$878	$—	$878
Concentrix Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		207	(8,177)	—	(8,177)
Concordia Financial Group Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,320	(438)	—	(438)
Conocophillips(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(209)	13,241	—	13,241
Consolidated Edison, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(62)	1,633	—	1,633
Constellation Brands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		27	1,228	—	1,228
Cooper Cos., Inc. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		13	767	—	767
Copa Holdings SA(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		224	(18,787)	—	(18,787)
Copart, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(7)	(364)	—	(364)
CoreLogic, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		102	(474)	—	(474)
Corning, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(58)	2,550	—	2,550
Corteva, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		73	(541)	—	(541)
Cosmos Pharmaceutical Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,300)	2,687	—	2,687
CoStar Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(115)	(9,584)	—	(9,584)
Costco Wholesale Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(223)	(1,487)	—	(1,487)
Coty, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(50)	852	—	852
Coupa Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(67)	(6,891)	—	(6,891)
Covetrus, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(6)	(316)	—	(316)
Cracker Barrel Old Country Store, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		123	(2,951)	—	(2,951)
Crane Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		13	565	—	565
Credit Acceptance Corp.(M)	1 Day USOIS - 68.7 bps(M)	Goldman Sachs International	1/13/21		(97)	(4,521)	—	(4,521)
Credit Agricole SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	148	(288)	—	(288)
Credit Saison Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	23,004	(15,196)	—	(15,196)
Cree, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(299)	(29,591)	—	(29,591)
Croda International PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(141)	(10,090)	—	(10,090)
CrowdStrike Holdings, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		37	8,435	—	8,435
Crown Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(60)	(1,919)	—	(1,919)
Crown Resorts Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	170	(1,611)	—	(1,611)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
CSL Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	29	$(1,447)	$—	$(1,447)
CSX Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(70)	743	—	743
Cullen/Frost Bankers, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	605	—	605
Cummins, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		186	2,418	—	2,418
Curtiss-Wright Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		169	(3,891)	—	(3,891)
CVS Health Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		130	(9,215)	—	(9,215)
Cyber Agent, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(23,232)	(2,857)	—	(2,857)
CYBG PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(35)	(1,364)	—	(1,364)
D.R. Horton, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(23)	323	—	323
Dai Nippon Printing Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	24,368	(4,085)	—	(4,085)
Daicel Chemical Industries Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,361	5,462	—	5,462
Daifuku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(25,494)	(12,776)	—	(12,776)
Dai-ichi Life Insurance Co. (The)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,964)	5,649	—	5,649
Daiichi Sankyo Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	26,450	14,425	—	14,425
Daiichi Sankyo Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,672)	(5,789)	—	(5,789)
Daikin Industries Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(28,434)	8,364	—	8,364
Dainippon SCREEN Mfg. Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,014	3,214	—	3,214
Daiwa Securities Group, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,332	183	—	183
Dana, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		146	(1,259)	—	(1,259)
Danaher Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		33	(76)	—	(76)
Danone SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(33)	(1,072)	—	(1,072)
Darden Restaurants, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		68	2,824	—	2,824
Darling Ingredients, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		87	11,072	—	11,072
Dassault Systemes SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(151)	(15,059)	—	(15,059)
Datadog, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		—(r )	(7)	—	(7)
DaVita HealthCare Partners, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	531	—	531
DCC Corp.(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	124	(13,389)	—	(13,389)
Dechra Pharmaceuticals PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(70)	(6,889)	—	(6,889)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Deckers Outdoor Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		371	$(13,069)	$—	$(13,069)
Deere & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(22)	(1,303)	—	(1,303)
DELL Technologies, Inc. (Class B)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(85)	(2,098)	—	(2,098)
Delta Airlines, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(447)	20,186	—	20,186
DeNa Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,487	(5,266)	—	(5,266)
Denso Corp. ADR(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,678)	(6,669)	—	(6,669)
Dentsply Sirona(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		91	(3,421)	—	(3,421)
Dentsu, Inc. NPV(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,663)	13,821	—	13,821
Devon Energy Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		57	794	—	794
DexCom, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(159)	(17,366)	—	(17,366)
Diageo PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(303)	10,879	—	10,879
Dick’s Sporting Goods, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		237	9,011	—	9,011
Direct Line Insurance Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	91	9,095	—	9,095
DISCO Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,630)	(3,215)	—	(3,215)
Discover Financial Services(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(123)	(10,720)	—	(10,720)
Discovery, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(91)	(5,094)	—	(5,094)
Dish Network Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(52)	5,427	—	5,427
Docusign, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(54)	(325)	—	(325)
Dolby Laboratories, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		144	9,610	—	9,610
Dollar General Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		51	(16)	—	(16)
Dollar Tree, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(63)	1,607	—	1,607
Dominion Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(310)	(3,404)	—	(3,404)
Domino’S Pizza Enterprises Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	47	640	—	640
Domino’s Pizza, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		90	(163)	—	(163)
Domtar Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		62	(272)	—	(272)
Donaldson Co., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		26	(137)	—	(137)
Dover Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		93	2,264	—	2,264
Dow, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(134)	—	(134)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
DropBox, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(10)	$(214)	$—	$(214)
DS Smith PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	81	5,478	—	5,478
Duke Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(17)	(31)	—	(31)
Dun & Bradstreet Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(211)	11,621	—	11,621
Dunelm Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	8	252	—	252
DXC Technology Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		48	1,773	—	1,773
Dycom Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		95	2,272	—	2,272
Eagle Materials, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		54	1,897	—	1,897
East Japan Railway Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(29,696)	947	—	947
East West Bancorp, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		106	9,005	—	9,005
Eastman Chemical Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		158	(4,509)	—	(4,509)
EasyJet PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	29	(1,787)	—	(1,787)
Eaton Corp. PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		130	2,473	—	2,473
eBay, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		160	2,419	—	2,419
EchoStar Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		47	(3,017)	—	(3,017)
Ecolab, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(96)	3,797	—	3,797
Edenred SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(56)	(116)	—	(116)
Edgewell Personal Care Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		128	(5,131)	—	(5,131)
Edison International(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(226)	(2,060)	—	(2,060)
Edwards Lifesciences Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		6	409	—	409
Eiffage SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(61)	1,754	—	1,754
Eisai Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,791)	1,451	—	1,451
Elanco Animal Health, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(169)	(10,415)	—	(10,415)
Elastic NV(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(77)	(4,367)	—	(4,367)
Electric Power Development, Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,702	3,980	—	3,980
Electricite de France SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	380	6,516	—	6,516
Electronic Arts, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		72	5,674	—	5,674
Eli Lilly & Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		12	835	—	835

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
EMCOR Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		155	$1,868	$—	$1,868
Emergent BioSolutions, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		137	13,608	—	13,608
Emerson Electric Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		143	(2,161)	—	(2,161)
Enagas SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	96	(8,722)	—	(8,722)
Encompass Health Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(172)	5,978	—	5,978
Endesa SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	71	1,905	—	1,905
Eneos Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	11,078	5,207	—	5,207
Energizer Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	(170)	—	(170)
EnerSys(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		136	(2,825)	—	(2,825)
Engie SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	140	(48)	—	(48)
Enphase Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(29)	(9,287)	—	(9,287)
Entegris, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		55	1,879	—	1,879
Entergy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(160)	6,958	—	6,958
Envista Holdings Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		42	2,372	—	2,372
EOG Resources, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		5	(287)	—	(287)
EPAM Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		22	1,912	—	1,912
EQT Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		119	(10,288)	—	(10,288)
Equifax, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(80)	(5,710)	—	(5,710)
Equitrans Midstream Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		5	(109)	—	(109)
Erie Indemnity Co. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(157)	(13,848)	—	(13,848)
Essent Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(24)	727	—	727
Essential Utilities, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		103	(888)	—	(888)
EssilorLuxottica SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(57)	281	—	281
Estee Lauder Cos., Inc. (The)(Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		133	10,571	—	10,571
Etsy, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	1,139	—	1,139
Eurofins Scientific SE(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	146	14,421	—	14,421
Eutelsat Communication SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	127	(3,773)	—	(3,773)
Everbridge, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(31)	(4,800)	—	(4,800)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Everest Re Group Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		125	$(1,014)	$—	$(1,014)
Eversource Energy(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(66)	(811)	—	(811)
Evolution Mining Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(33)	814	—	814
Evraz PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	116	11,852	—	11,852
Exact Sciences Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(127)	(2,110)	—	(2,110)
Exelixis, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		112	7,768	—	7,768
Exelon Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(34)	(360)	—	(360)
Expedia Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(119)	(3,293)	—	(3,293)
Expeditors International of Washington, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		70	3,227	—	3,227
Experian PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(83)	(1,700)	—	(1,700)
Extended Stay America, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		96	4,421	—	4,421
Exxon Mobil Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(67)	2,598	—	2,598
F.N.B. Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		12	(64)	—	(64)
F5 Networks, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(44)	(1,229)	—	(1,229)
Facebook, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		529	(9,058)	—	(9,058)
FactSet Research Systems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(68)	2,612	—	2,612
Fair Isaac Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		115	2,926	—	2,926
FANCL Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,827)	2,218	—	2,218
Fanuc Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,025)	2,765	—	2,765
Fast Retailing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,202)	(12,990)	—	(12,990)
Fastenal Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(136)	2,200	—	2,200
Fastly, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(44)	1,797	—	1,797
Faurecia(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(6)	(193)	—	(193)
Federated Investors, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		181	(4,706)	—	(4,706)
FedEx Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		144	(17,120)	—	(17,120)
Ferrovial SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(249)	6,322	—	6,322
Fidelity National Information Services, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(58)	2,268	—	2,268
Fifth Third Bancorp(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		67	266	—	266

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Fireeye, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(52)	$(37,141)	$—	$(37,141)
First American Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		23	649	—	649
First Citizens BancShares, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		62	(3,887)	—	(3,887)
First Financial Bankshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(140)	(5,804)	—	(5,804)
First Hawaiian, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(20)	(344)	—	(344)
First Horizon National Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(10)	175	—	175
First Republic Bank(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(50)	(6,641)	—	(6,641)
First Solar, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		163	24,016	—	24,016
FirstCash, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(163)	349	—	349
FirstEnergy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(286)	280	—	280
Five Below, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(187)	(12,973)	—	(12,973)
Five9, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(14)	—	(14)
FLIR Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		6	320	—	320
Floor & Decor Holdings, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(143)	(8,509)	—	(8,509)
Flowers Foods, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		31	(7)	—	(7)
Flowserve Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		3	49	—	49
Fluor Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(149)	18,582	—	18,582
FMC Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(41)	1,221	—	1,221
Foot Locker, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		230	(13,665)	—	(13,665)
Ford Motor Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(34)	2,397	—	2,397
Fortescue Metals Group Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	587	35,775	—	35,775
Fortinet, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		23	4,313	—	4,313
Fortive Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	139	—	139
Fortune Brands Home & Security, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		216	3,060	—	3,060
Fox Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(4)	17	—	17
Fox Factory Holding Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(71)	(4,777)	—	(4,777)
FP Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,816)	(5,854)	—	(5,854)
Franklin Resources, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		29	1,544	—	1,544

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Freeport-McMoRan, Inc. (Class B)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(91)	$(5,823)	$—	$(5,823)
Frontdoor, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(68)	(95)	—	(95)
FTI Consulting, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		86	2,674	—	2,674
Fuji Electric Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,462)	(248)	—	(248)
Fujifilm Holdings Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(7,290)	2,132	—	2,132
Fujitsu General Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,701)	606	—	606
Fujitsu Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,219	11,785	—	11,785
Fukuoka Financial Group, Inc. (The)(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,450	(1,476)	—	(1,476)
G4S PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(10)	74	—	74
Galaxy Entertainment Group Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	121	(26)	—	(26)
Gap, Inc. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		27	(787)	—	(787)
Garmin Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		5	(88)	—	(88)
Gartner, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(11)	(381)	—	(381)
GATX Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	1,173	—	1,173
Generac Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		90	7,749	—	7,749
General Dynamics Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		66	(2,272)	—	(2,272)
General Electric Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(271)	13,769	—	13,769
General Mills, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(22)	221	—	221
General Motors Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		94	(4,578)	—	(4,578)
Gentex Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		3	94	—	94
Genuine Parts Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	955	—	955
Getlink(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(188)	(6,351)	—	(6,351)
Gilead Sciences, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	(3,293)	—	(3,293)
Glacier Bancorp, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(91)	(3,828)	—	(3,828)
GlaxoSmithKline PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	24	(1,275)	—	(1,275)
Glencore PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(123)	3,077	—	3,077
Global Blood Therapeutics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(172)	(10,903)	—	(10,903)
Global ex US Index(Q)	3 Month LIBOR +20bps(Q)	Credit Suisse Securities (Europe) Ltd.	4/16/21		17,867	1,967,369	—	1,967,369

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Global Payments, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(18)	$(1,856)	$—	$(1,856)
Globe Life, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(225)	(1,429)	—	(1,429)
Globus Medical, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		125	11,585	—	11,585
GMO Internet, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,406)	(4,627)	—	(4,627)
GMO Payment Gateway, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,510)	2,671	—	2,671
GoDaddy, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	477	—	477
Goldwin, Inc.(M)	1 Day TONAT -72.9833 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,225)	3,519	—	3,519
Goodyear Tire & Rubber Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(61)	(904)	—	(904)
Graco, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		64	3,901	—	3,901
Graftech International Ltd.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		179	15,706	—	15,706
Graham Holdings Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		123	21,852	—	21,852
Grand Canyon Education, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(38)	(1,810)	—	(1,810)
Graphic Packaging Holding Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	2,413	—	2,413
Greif, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		212	(17,885)	—	(17,885)
Grifols SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(20)	(40)	—	(40)
Grocery Outlet Holding Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(453)	(18,258)	—	(18,258)
Groupe Renault(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(274)	4,474	—	4,474
Guardant Health, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(207)	(3,702)	—	(3,702)
Guidewire Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(51)	(3,288)	—	(3,288)
Gungho Online Entertainment, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	32,175	(36,396)	—	(36,396)
GVC Holdings PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	91	10,685	—	10,685
H&R Block, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		68	(1,441)	—	(1,441)
Haemonetics Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(31)	(721)	—	(721)
Hain Celestial Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(73)	(6,048)	—	(6,048)
Hakuhodo DY Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,524	(10,624)	—	(10,624)
Halliburton Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(189)	5,908	—	5,908
Halma PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(102)	(6,921)	—	(6,921)
Hamamatsu Photonics KK(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(27,045)	4,522	—	4,522

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Hancock Whitney Corp.(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/13/21		(124)	$(14,586)	$—	$(14,586)
Hanesbrands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		252	7,281	—	7,281
Hang Lung Properties Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(987)	(5,168)	—	(5,168)
Hang Seng Bank Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(288)	915	—	915
Hankyu Hanshin Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,512)	216	—	216
Hargreaves Lansdown PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(158)	(8,109)	—	(8,109)
Harley-Davidson, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(72)	5,551	—	5,551
Harmonic Drive Systems(M)	1 Day TONAT -150 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,320)	(7,480)	—	(7,480)
Hartford Financial Services Group, Inc. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		72	2,145	—	2,145
Harvey Norman Holdings Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	502	9,382	—	9,382
Haseko Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	28,156	(1,190)	—	(1,190)
Hawaiian Electric Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		47	(2,279)	—	(2,279)
Hays PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	87	4,015	—	4,015
HCA Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		119	3,379	—	3,379
Healthcare Services Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		250	34,682	—	34,682
HealthEquity, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(231)	(16,756)	—	(16,756)
HEICO Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(162)	(1,883)	—	(1,883)
Helen of Troy(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	44	—	44
Helmerich & Payne, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(119)	7,132	—	7,132
Henderson Land Development Co., Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	343	(1,299)	—	(1,299)
Henry Schein, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(64)	—	(64)
Hermès International SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(104)	(7,706)	—	(7,706)
Hershey Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(59)	(74)	—	(74)
Hess Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(525)	9,714	—	9,714
Hewlett Packard Enterprise Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(79)	1,814	—	1,814
Hexcel Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		105	(10,095)	—	(10,095)
Hikari Tsushin, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,920)	8,614	—	8,614
Hikma Pharmaceuticals PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	16	387	—	387

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Hill-Rom Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		158	$2,276	$—	$2,276
Hilton Worldwide Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(52)	(2,234)	—	(2,234)
Hino Motors Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	8,259	(9,187)	—	(9,187)
Hirose Electric Co., Ltd(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,108)	(2,816)	—	(2,816)
Hiscox Ltd.(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(212)	3,055	—	3,055
Hitachi Capital America Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,481	2,494	—	2,494
Hitachi Construction Machinery Co., Ltd.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,818)	1,218	—	1,218
Hitachi Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,890	(4,411)	—	(4,411)
Hitachi Metals Ltd.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,067)	(3,312)	—	(3,312)
Hitachi Transport System Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,772	(1,768)	—	(1,768)
HK Electric Investments & HK Electric Investments Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(73)	94	—	94
HKT Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(300)	1,017	—	1,017
HollyFrontier Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		1	(27)	—	(27)
Hologic, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		104	1,443	—	1,443
Home Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	(285)	—	(285)
Home Depot, Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(1)	—	(1)
HomeServe PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(88)	6,740	—	6,740
Honda Motor Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,142	(11,971)	—	(11,971)
Honeywell International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(100)	(218)	—	(218)
Hong Kong & China Gas Co., Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(5,746)	12,518	—	12,518
Horizon Therapeutics PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		60	2,605	—	2,605
Hormel Foods Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(43)	469	—	469
Hoshizaki Corp.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,042)	2,768	—	2,768
House Foods Group, Inc.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,422)	(2,776)	—	(2,776)
Howard Hughes Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(58)	(1,062)	—	(1,062)
Howden Joinery Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(34)	(1,519)	—	(1,519)
Howmet Aerospace, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		127	15,370	—	15,370
HOYA Corp.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(7,899)	(6,586)	—	(6,586)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
HP, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		216	$13,037	$—	$13,037
HSBC Holdings PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(147)	12,051	—	12,051
Hubbell, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		153	(4,569)	—	(4,569)
HubSpot, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(31)	(1,383)	—	(1,383)
Humana, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		142	959	—	959
Huntington Bancshares, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		29	85	—	85
Huntington Ingalls Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		198	(3,383)	—	(3,383)
Huntsman Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		102	(3,650)	—	(3,650)
Hyatt Hotels Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(33)	(345)	—	(345)
Hysan Development Co., Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	61	(452)	—	(452)
IAA, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(175)	(17,281)	—	(17,281)
IAC/InterActiveCorp(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		137	48,196	—	48,196
Iberdrola SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	27	1,330	—	1,330
Ibiden Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,048)	3,176	—	3,176
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Bank of America, N.A.	3/22/21		(2,900)	(21,847)	—	(21,847)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/22/21		(1,800)	(11,247)	—	(11,247)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	BNP Paribas S.A.	3/22/21		(400)	(3,013)	—	(3,013)
ICU Medical, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		85	7,965	—	7,965
IDACORP, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(27)	(949)	—	(949)
Idemitsu Kosan Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,960)	(4,773)	—	(4,773)
IDEX Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(50)	(1,218)	—	(1,218)
IDEXX Laboratories, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(31)	(3,399)	—	(3,399)
IHI Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,426)	(4,754)	—	(4,754)
Iida Group Holdings Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	34,279	(4,545)	—	(4,545)
II-VI, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		33	480	—	480
Iliad SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(37)	2,206	—	2,206
Illinois Tool Works, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		110	(808)	—	(808)
Illumina, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(131)	(12,477)	—	(12,477)

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Iluka Resources Litd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(16)	$(1,257)	$—	$(1,257)
Imerys SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	48	3,165	—	3,165
IMI PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	65	(1,490)	—	(1,490)
Imperial Brands PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	70	(189)	—	(189)
Inchcape PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	94	3,012	—	3,012
Incitec Pivot Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	134	(5,213)	—	(5,213)
Incyte Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(20)	(1,499)	—	(1,499)
Industria De Diseno Textil SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(84)	3,841	—	3,841
Informa PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(214)	5,918	—	5,918
Ingersoll Rand, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(216)	(2,730)	—	(2,730)
Ingevity Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	2,017	—	2,017
Ingredion, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		247	(6,710)	—	(6,710)
INPEX Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(20,042)	516	—	516
Insperity, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(63)	4,053	—	4,053
Insulet Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(212)	(10,199)	—	(10,199)
Insurance Australia Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(477)	36,748	—	36,748
Integra LifeSciences Holdings Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		154	23,214	—	23,214
Intel Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		173	(765)	—	(765)
Intercontinental Exchange, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(63)	(3,149)	—	(3,149)
InterContinental Hotels Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(86)	1,489	—	1,489
Interdigital, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(142)	2,121	—	2,121
intermediate Capital Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(162)	(12,139)	—	(12,139)
International Bancshares Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(40)	(1,835)	—	(1,835)
International Business Machines Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		81	(581)	—	(581)
International Paper Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		39	143	—	143
Interpublic Group of Companies, Inc. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		218	(1,657)	—	(1,657)
Intertek Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(46)	1,924	—	1,924
Intuitive Surgical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(38)	(3,229)	—	(3,229)

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Invesco Ltd.	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		6	$(87)	$—	$(87)
Investec PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	125	(3,258)	—	(3,258)
Ionis Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(107)	(22,668)	—	(22,668)
Iovance Biotherapeutics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(63)	(312)	—	(312)
IPG Photonics Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(18)	(1,401)	—	(1,401)
Ipsen SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	7	(66)	—	(66)
Iqvia Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		120	7,597	—	7,597
Isetan Mitsukoshi Holdings Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(18,432)	(6,996)	—	(6,996)
Isuzu Motors Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	21,160	(15,059)	—	(15,059)
Ito En Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,616)	11,264	—	11,264
Itochu Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,030	2,230	—	2,230
Itochu Techno-Solutions Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,128)	215	—	215
ITT, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		77	372	—	372
ITV PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	5	367	—	367
IZUMI Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	20,653	(997)	—	(997)
J Sainsbury PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	49	726	—	726
J. Front Retailing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,596)	5,905	—	5,905
J.B. Hunt Transport Services, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	(160)	—	(160)
J.M. Smucker Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	(849)	—	(849)
J2 Global, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		182	1,953	—	1,953
Jabil Circuit, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		147	11,004	—	11,004
Jack Henry & Associates, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		90	2,522	—	2,522
Jack In The Box, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		93	2,657	—	2,657
Jacobs Engineering Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(176)	1,186	—	1,186
James Hardie Industries PLC(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(243)	(6,554)	—	(6,554)
Janus Henderson Group PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	389	—	389
Japan Airlines Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,035)	(1,673)	—	(1,673)
Japan Airport Terminal Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(47,520)	23,987	—	23,987

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Japan Post Bank Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(848)	$15	$—	$15
Japan Post Holdings Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,511	1,061	—	1,061
Japan Post Insurance Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	21,310	29,586	—	29,586
Japan Tobacco, Inc.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,124)	(180)	—	(180)
Jazz Pharmaceuticals PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		159	20,672	—	20,672
JB Hi-Fi Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	470	40,156	—	40,156
JCR Pharmaceuticals Co., Ltd.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,167)	(2,651)	—	(2,651)
JD Sports Fashion PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	173	15,148	—	15,148
Jefferies Financial Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		88	3,218	—	3,218
JetBlue Airways Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		103	(5,296)	—	(5,296)
JFE Holdings, Inc.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,062)	3,649	—	3,649
JGC Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,485	5,830	—	5,830
John Wiley & Sons, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(87)	(10,918)	—	(10,918)
John Wood Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	80	(3,521)	—	(3,521)
Johnson & Johnson(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		21	586	—	586
Johnson Controls International PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		59	1,437	—	1,437
Johnson Matthey PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	34	481	—	481
JP Morgan Short S&P 500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(3,856)	(77,769)	—	(77,769)
JPMorgan Chase & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(13)	(650)	—	(650)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(474)	(18,877)	—	(18,877)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(471)	(24,950)	—	(24,950)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(463)	(16,075)	—	(16,075)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(460)	(17,833)	—	(17,833)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(452)	(12,541)	—	(12,541)
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		1,500	20,372	—	20,372
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		1,515	(12,116)	—	(12,116)
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		1,520	16,553	—	16,553
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		1,562	48,632	—	48,632

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		1,566	$18,397	$—	$18,397
JPMorgan S&P 500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(7,156)	(295,202)	—	(295,202)
JPMorgan S&P 500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		11,105	242,388	—	242,388
JPMorgan Short S&P 1500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(1,082)	(21,330)	—	(21,330)
JPMorgan Short S&P 1500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(1,072)	(29,577)	—	(29,577)
JPMorgan Short S&P 1500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(1,060)	(16,619)	—	(16,619)
JPMorgan Short S&P 1500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(1,059)	(15,717)	—	(15,717)
JPMorgan Short S&P 1500 Low Volatility Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	5/12/21		(1,057)	9,868	—	9,868
JSR Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,966)	(594)	—	(594)
JTEKT Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(7,092)	(1,304)	—	(1,304)
Juniper Networks, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		113	3,147	—	3,147
JUSCO Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(33,221)	(32,916)	—	(32,916)
JustSystems Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,867)	(71)	—	(71)
Kaagme Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,672)	1,071	—	1,071
Kajima Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,473	(542)	—	(542)
Kakaku.Com, Inc.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	2,042	(599)	—	(599)
Kaken Pharmaceutical Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,839	3,112	—	3,112
Kamigumi Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,720	509	—	509
Kaneka Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,074	9,615	—	9,615
Kansai Electric Power Co., Inc. (The)(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,668	4,071	—	4,071
Kansai Paint Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(16,605)	(5,540)	—	(5,540)
Kansas City Southern Railway Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(12)	(487)	—	(487)
Kao Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,758)	(832)	—	(832)
KAR Auction Services, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		57	(2,938)	—	(2,938)
Kawasaki Heavy Industries Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,314)	(22,613)	—	(22,613)
KB Home Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		163	(2,959)	—	(2,959)
KBR, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		42	3,309	—	3,309
KDDI Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,350	13,020	—	13,020

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Keihan Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(20,790)	$118	$—	$118
Keikyu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(24,651)	7,493	—	7,493
Keio Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(35,415)	(5,851)	—	(5,851)
Keisei Electric Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,108)	6,764	—	6,764
Kemper Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(47)	1,172	—	1,172
Kennametal, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(96)	4,947	—	4,947
Kering SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	2	226	—	226
Kerry Properties Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	1,158	(2,048)	—	(2,048)
Kewpie Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,474	3,412	—	3,412
KeyCorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(206)	—	(206)
Keyence Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,921)	(14,661)	—	(14,661)
Keysight Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	2,923	—	2,923
Kikkoman Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(22,542)	(18,186)	—	(18,186)
Kimberly-Clay Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		277	(1,894)	—	(1,894)
Kinden Morgan, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	19,988	6,652	—	6,652
Kinder Morgan, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(138)	8,870	—	8,870
Kingfisher PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	165	(2,881)	—	(2,881)
Kintetsu Group Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(32,913)	16,705	—	16,705
Kirby Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	4,055	—	4,055
Kirin Brewery Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,159)	(468)	—	(468)
KLA Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		39	373	—	373
Knight-Swift Transportation Holdings, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		114	438	—	438
Kobayashi Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,840)	(2,811)	—	(2,811)
Kobe Bussan Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(18,684)	14,303	—	14,303
Koei Tecmo Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,286)	(6,960)	—	(6,960)
Kohl’s Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		235	6,033	—	6,033
Koito Manufacturing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,061)	(473)	—	(473)
Komatsu Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,936)	(1,394)	—	(1,394)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Konica Minolta, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,076)	$(11,985)	$—	$(11,985)
Kose Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(20,088)	(10,327)	—	(10,327)
Kosmos Energy Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(38)	(7,361)	—	(7,361)
Kraft Heinz Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(135)	(1,550)	—	(1,550)
Kroger Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		245	4,318	—	4,318
K’s Holdings Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,890	12,773	—	12,773
Kubota Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(869)	(398)	—	(398)
Kuraray Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	114	(19)	—	(19)
Kurita Water Industries Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,530	495	—	495
Kusuri No Aoki Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(22,075)	(3,944)	—	(3,944)
Kyocera Group(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,120	4,257	—	4,257
Kyowa Exeo Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,947)	(3,630)	—	(3,630)
Kyowa Kirin Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(7,410)	125	—	125
Kyushu Electric Power Co., Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,061)	(2,011)	—	(2,011)
Kyushu Railway Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,198)	779	—	779
L Brands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	(428)	—	(428)
L3Harris Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		66	252	—	252
La Francaise Des Jeux Seum(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(34)	(2,149)	—	(2,149)
Lam Research Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	(345)	—	(345)
Lamb Weston Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(63)	(1,093)	—	(1,093)
Lancaster Colony Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(16)	(912)	—	(912)
Landstar System, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		135	(4,574)	—	(4,574)
Las Vegas Sands Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(72)	(1,996)	—	(1,996)
Lasertec Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,148)	(4,812)	—	(4,812)
Lawson, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,759)	(422)	—	(422)
Lear Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		33	82	—	82
Leggett & Platt, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(124)	(8,962)	—	(8,962)
Legrand SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(75)	(3,797)	—	(3,797)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Leidos Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		89	$1,283	$—	$1,283
LendingTree, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(534)	(15,118)	—	(15,118)
Lendlease Group(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	28	(1,962)	—	(1,962)
Lennar Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		57	3,030	—	3,030
Lennox International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(41)	1,619	—	1,619
LHC Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(90)	(6,197)	—	(6,197)
Liberty Broadband Corp. (Class C)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(267)	2,851	—	2,851
Liberty Global PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(37)	(693)	—	(693)
Liberty Media Corp..-Liberty Siriusxm(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(52)	(1,602)	—	(1,602)
Lincoln Electric Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		73	(1,946)	—	(1,946)
Lincoln National Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(7)	(275)	—	(275)
Linde PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	1,832	—	1,832
Line Corp.(M)	1 Day TONAT -77.28 bps(M)	Goldman Sachs International	1/13/21	JPY	(44,034)	(794)	—	(794)
Lion Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(12,132)	(1,851)	—	(1,851)
Lions Gate Entertainment Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	19,501	—	19,501
Lithia Motors, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		110	4,215	—	4,215
Littelfuse, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(47)	(992)	—	(992)
Livanova PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(106)	(10,942)	—	(10,942)
Live Nation Entertainment, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(228)	(10,471)	—	(10,471)
LiveRamp Holdings Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(37)	(2,998)	—	(2,998)
Lixil Group Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,301	(1,676)	—	(1,676)
LKQ Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		120	(6,365)	—	(6,365)
Lloyds Banking Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(82)	2,642	—	2,642
Lockheed Martin Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	(178)	—	(178)
L’Oreal SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(112)	(4,215)	—	(4,215)
Louisiana-Pacific Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(54)	1,931	—	1,931
Lowes Cos, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(74)	(2,973)	—	(2,973)
LPL Financial Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	2,423	—	2,423

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
lululemon athletica, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(53)	$2,252	$—	$2,252
Lumen Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		105	(7,001)	—	(7,001)
Lumentum Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		14	1,212	—	1,212
LVMH Moet Hennessy Louis Vuitton SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(111)	(3,527)	—	(3,527)
Lyft, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(302)	(10,173)	—	(10,173)
LyondellBasell Industries N.V.(Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		106	3,728	—	3,728
M&G PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	292	5,917	—	5,917
M&T Bank Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		84	(551)	—	(551)
M3, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,682	34,075	—	34,075
Mabuchi Motor Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	19,168	(6,260)	—	(6,260)
Macquarie Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(28)	112	—	112
Macquarie Infrastructure Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		40	6,140	—	6,140
Madison Square Garden Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(318)	(11,881)	—	(11,881)
Madison Square Garden Entertainment Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		107	33,367	—	33,367
Magellan Financial Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(57)	3,072	—	3,072
Makita Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,815)	1,541	—	1,541
Man Group PLC (Jersey)(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	69	7,876	—	7,876
Man Wah Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(173)	(1,294)	—	(1,294)
Manhattan Associates, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		59	3,361	—	3,361
Mani, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,901)	(6,302)	—	(6,302)
Manpowergroup, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		241	80	—	80
Mapfre SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	221	(10,675)	—	(10,675)
Marathon Oil Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	(2,618)	—	(2,618)
Marathon Petroleum Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(232)	6,966	—	6,966
Markel Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(195)	(4,798)	—	(4,798)
MarketAxess Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(147)	(1,531)	—	(1,531)
Marks & Spencer Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	357	(23,004)	—	(23,004)
Marriott Vacations Worldwide Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		138	636	—	636

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Marsh & Mclennan Cos., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(110)	$(1,045)	$—	$(1,045)
Martin Marietta Materials, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(182)	(5,264)	—	(5,264)
Marubeni Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	8,227	4,311	—	4,311
Marui Group Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,575)	8,464	—	8,464
Marvell Technology Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(18)	(2,141)	—	(2,141)
Masco Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		117	1,908	—	1,908
Masimo Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(25)	(47)	—	(47)
MasTec, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		41	936	—	936
Mastercard, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(21)	(1,246)	—	(1,246)
Match Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		177	9,465	—	9,465
Matsumotokiyoshi Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,244)	2,782	—	2,782
Mattel, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(83)	(6,501)	—	(6,501)
Maximus, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		129	2,006	—	2,006
Mazda Motor Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,027	1,574	—	1,574
McCormick & Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(252)	(7,622)	—	(7,622)
McDonald’s Corp. (Japan)(M)	1 Day TONAT -100 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,028)	193	—	193
McKesson Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		95	(2,537)	—	(2,537)
MDU Resources Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		475	34,868	—	34,868
Mebuki Financial Group, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,238	(1,452)	—	(1,452)
Medallia, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(44)	988	—	988
Medibank Private Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(277)	(9,524)	—	(9,524)
Medipal Holdings Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,015	(12,594)	—	(12,594)
MEDNAX, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(76)	(4,881)	—	(4,881)
Medpace Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		50	340	—	340
Medtronic PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		117	4,927	—	4,927
Meggitt PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(9)	(1,230)	—	(1,230)
Meiji Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(7,400)	1,302	—	1,302
Melco International Development Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	576	(2,166)	—	(2,166)

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Melrose Industries PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	28	$3,887	$—	$3,887
Mercadolibre, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(29)	(2,635)	—	(2,635)
Mercari, Inc.(M)	1 Day TONAT -75 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,155)	(5,662)	—	(5,662)
Merck & Co., Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		78	(769)	—	(769)
Mercury General Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(23)	(3,365)	—	(3,365)
Mercury Systems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(165)	(15,562)	—	(15,562)
MetLife, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		48	(702)	—	(702)
Mettler-Toledo International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		238	(2,277)	—	(2,277)
MGM Resorts International(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		31	1,162	—	1,162
Michelin Group(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	61	(683)	—	(683)
Micro Focus International PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	146	(22,825)	—	(22,825)
Microchip Technology, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		31	(370)	—	(370)
Micron Technology, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		87	4,599	—	4,599
Microsoft Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		71	3,547	—	3,547
Miller Herman, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		159	(19,904)	—	(19,904)
MinebeaMitsumi, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,767	(4,207)	—	(4,207)
Minerals Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		186	(3,964)	—	(3,964)
Minth Group Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(150)	(1,856)	—	(1,856)
MISUMI Group, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,814)	3,191	—	3,191
Mitsubishi Chemical Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	890	(152)	—	(152)
Mitsubishi Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	11,336	1,225	—	1,225
Mitsubishi Electric Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	21,757	5,064	—	5,064
Mitsubishi Gas Chemical Co., Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	33,784	8,405	—	8,405
Mitsubishi Heavy Industries Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,501)	(786)	—	(786)
Mitsubishi Logistics, Inc.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	22,587	9,276	—	9,276
Mitsubishi Materials Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,943)	(6,768)	—	(6,768)
Mitsubishi Motors Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(36,017)	(39,475)	—	(39,475)
Mitsubishi UFJ Lease & Finance Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,906	4,869	—	4,869

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Mitsui & Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,214	$339	$—	$339
Mitsui Chemicals, Inc.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	30,410	11,671	—	11,671
Mitsui OSK Lines Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,945)	(4,908)	—	(4,908)
Mitsui Trust Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,649	256	—	256
Miura Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,887)	(598)	—	(598)
Mizuho Financial Group, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	2,674	9	—	9
MKS Instruments, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		137	319	—	319
Moderna, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		69	(22,985)	—	(22,985)
Mohawk Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		174	8,476	—	8,476
Molina Healthcare, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		192	2,666	—	2,666
Molson Coors Brewing Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		305	(18,360)	—	(18,360)
Mondelez International, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(71)	(1,306)	—	(1,306)
Mondi PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	51	(737)	—	(737)
Moneysupermarket.com Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	109	7,369	—	7,369
MongoDB, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(85)	(24,104)	—	(24,104)
Monolithic Power Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		59	11,101	—	11,101
Monotaro Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(23,142)	9,865	—	9,865
Monster Beverage Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		128	6,678	—	6,678
Moody’s Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(48)	(2,611)	—	(2,611)
Morgan Stanley Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		87	5,608	—	5,608
Morningstar, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	1,199	—	1,199
Mosaic Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		46	1,224	—	1,224
Motorola Solutions, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(238)	2,729	—	2,729
MS&AD Insurance Group Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,464	(481)	—	(481)
MSA Safety, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(69)	534	—	534
MSC Industrial Direct Co., Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		54	(694)	—	(694)
MSCI Netherland Net Return Index(T)	0–	Goldman Sachs International	1/13/21	EUR	6,491	133,291	—	133,291
MSCI Spain Net Return Index(T)	0–	Goldman Sachs International	1/13/21	EUR	(992)	28,789	—	28,789

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
MSCI Sweden Net Return Index(T)	0–	Goldman Sachs International	1/13/21	SEK	6,946	$(3,978)	$—	$(3,978)
MSCI Switzerland Net Return CFD Index(T)	0–	Goldman Sachs International	1/13/21	CHF	566	21,425	—	21,425
MSCI, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(105)	(8,105)	—	(8,105)
MTR Corp., Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(1,776)	(3,370)	—	(3,370)
Murata Manufacturing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,276)	(2,475)	—	(2,475)
Murphy Oil Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		—(r )	10	—	10
Murphy USA, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		169	6,489	—	6,489
My Travel Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(75)	(5,302)	—	(5,302)
Nabtesco Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,758)	(688)	—	(688)
Nagoya Railroad Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,348)	4,554	—	4,554
Nankai Electric Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,209)	937	—	937
Nasdaq, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(39)	(2,038)	—	(2,038)
National Australia Bank Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(178)	3,858	—	3,858
National Fuel Gas Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(149)	3,406	—	3,406
National Grid PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(51)	2,482	—	2,482
National Instruments Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(2,338)	—	(2,338)
National Oilwell Varco, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(61)	3,010	—	3,010
Natixis(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	50	2,554	—	2,554
Naturgy Energy Group SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(6)	(266)	—	(266)
Navient Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		32	1,467	—	1,467
NCR Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		104	12,288	—	12,288
NEC Networks & System Integration Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,021	842	—	842
Nektar Therapeutics(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(217)	(5,357)	—	(5,357)
NET One Systems Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,660)	190	—	190
NetApp, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(43)	(3,833)	—	(3,833)
Netflix, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(235)	(22,434)	—	(22,434)
NetScout Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		39	2,552	—	2,552
Neurocrine Biosciences, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(8)	(27)	—	(27)

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
New Jersey Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(210)	$(16,081)	$—	$(16,081)
New Relic, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(100)	(5,622)	—	(5,622)
New World Development Co., Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	493	(3,055)	—	(3,055)
New York Times Co. (The)(Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(102)	(3,067)	—	(3,067)
Newcrest Mining Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(13)	717	—	717
Newell Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(199)	(4,607)	—	(4,607)
NewMarket Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	762	—	762
Newmont Mining Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		22	(216)	—	(216)
News Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(35)	578	—	578
Nexon Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,122	10,657	—	10,657
Nexstar Media Group, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		50	523	—	523
Next PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	41	2,505	—	2,505
NEXTDC Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(147)	(5,302)	—	(5,302)
NextEra Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(179)	(8,453)	—	(8,453)
NGK Insulators Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,817	(3,656)	—	(3,656)
NGK Spark Plug Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	8,488	(5,342)	—	(5,342)
NH Foods Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	21,488	(9,858)	—	(9,858)
NHK Spring Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,199	747	—	747
Nidec Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(16,140)	(7,369)	—	(7,369)
Nielsen Holdings PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(52)	(4,779)	—	(4,779)
NIFCO, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,524)	(1,187)	—	(1,187)
Nihon Kohden Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,745)	(1,730)	—	(1,730)
Nihon M&A Center, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,364)	(1,589)	—	(1,589)
Nihon Unisys Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,840	4,304	—	4,304
Nike, Inc. (Class B)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(44)	(844)	—	(844)
Nikon Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,733)	2,978	—	2,978
Nintendo Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,895	6,718	—	6,718
Nippo Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	11,522	3,421	—	3,421

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Nippon Electric Glass Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,147)	$642	$—	$642
Nippon Express Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	23,800	(2,159)	—	(2,159)
Nippon Paint Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(23,730)	(1,176)	—	(1,176)
Nippon Shinyaku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,600)	9,794	—	9,794
Nippon Shokubai Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,629	1,023	—	1,023
Nippon Steel Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,726)	393	—	393
Nippon Telegraph & Telephone Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	40,092	10,330	—	10,330
Nippon Yusen KK(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,883	424	—	424
Nisource, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(484)	5,424	—	5,424
Nissan Chemical Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(12,236)	123	—	123
Nissan Motor Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(33,126)	7,766	—	7,766
Nisshin Seifun Group, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,146)	2,392	—	2,392
Nissin Foods Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(19,941)	(3,959)	—	(3,959)
Nitori Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,390)	(2,574)	—	(2,574)
Nitto Denko Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	17,560	9,030	—	9,030
NOK Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,642	(858)	—	(858)
Nomura Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	30,044	1,592	—	1,592
Nomura Research Institute Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,804	2,528	—	2,528
Nordson Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(42)	(626)	—	(626)
Nordstrom, Inc.(M)	1 Day USOIS -160 bps(M)	Goldman Sachs International	1/13/21		(187)	3,873	—	3,873
Norfolk Southern Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(78)	1,050	—	1,050
Northern Star Resources Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(33)	373	—	373
Northern Trust Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	426	—	426
Northrop Grumman Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		51	166	—	166
Northwestern Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		—(r )	241	—	241
NortonLifeLock, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		126	8,322	—	8,322
Norwegian Cruise Line Holdings Ltd.(M)	1 Day USOIS -30 bps(M)	Goldman Sachs International	1/13/21		(181)	12,175	—	12,175
Novocure Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(79)	(5,949)	—	(5,949)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
NRG Energy, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		98	$10,801	$—	$10,801
NS Solutions Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,984	4,083	—	4,083
NSK Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,724	(1,121)	—	(1,121)
NTT Data Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,296	2,654	—	2,654
Nu Skin Enterprises, Inc. (ClassA)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		414	23,114	—	23,114
Nuance Communications, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		38	1,160	—	1,160
Nutanix, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(78)	(5,590)	—	(5,590)
NuVasive, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		60	13,634	—	13,634
Nvent Electric PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		6	(212)	—	(212)
NVIDIA Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(10)	(99)	—	(99)
NVR, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(28)	(319)	—	(319)
NWS Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	424	1,098	—	1,098
Obayashi Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	26,649	(14,788)	—	(14,788)
Obic Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,660)	4,202	—	4,202
Ocado Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(70)	1,354	—	1,354
Occidental Petroleum Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(272)	29,197	—	29,197
Odakyu Electric Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(39,345)	(1,998)	—	(1,998)
OGE Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(171)	4,947	—	4,947
O-I Glass, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		74	(1,373)	—	(1,373)
Oil Search Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(236)	1,263	—	1,263
Oji Holdings Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,437	11,258	—	11,258
Okta, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(96)	(9,036)	—	(9,036)
Old Dominion Freight Line, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		7	(16)	—	(16)
Old Republic International Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		51	2,314	—	2,314
OLIN Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(75)	(3,234)	—	(3,234)
Ollie’S Bargain Outlet Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(75)	(2,591)	—	(2,591)
Olympus Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,775)	(391)	—	(391)
Omnicom Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		84	(1,479)	—	(1,479)

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Omron Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,325)	$292	$—	$292
ON Semiconductor Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	(5,510)	—	(5,510)
ONE Gas, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(255)	8,514	—	8,514
OneMain Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	10,201	—	10,201
ONEOK, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(113)	5,156	—	5,156
Ono Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,910)	625	—	625
Oracle Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,072)	(16,444)	—	(16,444)
Oracle Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	4,652	—	4,652
Orange SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	126	(7,269)	—	(7,269)
O’Reilly Automotive, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(12)	(222)	—	(222)
Orica Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	31	(1,678)	—	(1,678)
Oriental Land Co., Ltd. (Japan)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(43,128)	21,496	—	21,496
Origin Energy Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(45)	2,546	—	2,546
Orix Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,438	67	—	67
ORPEA SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(160)	(3,805)	—	(3,805)
Osaka Gas Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	43,883	22,208	—	22,208
Oshkosh Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		69	405	—	405
Otis Worldwide Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(33)	(1,040)	—	(1,040)
Otsuka Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,511	5,694	—	5,694
Otsuka Holdings Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,987	1,808	—	1,808
Owens Corning, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		134	905	—	905
Paccar, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		59	(269)	—	(269)
Packaging Corp. of America(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		261	5,265	—	5,265
PacWest Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(147)	(2,888)	—	(2,888)
PagerDuty, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(180)	(2,090)	—	(2,090)
Palo Alto Networks, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(53)	(9,264)	—	(9,264)
Paltac Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,111	(597)	—	(597)
Pan Pacific International Holdings Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(36,896)	14,531	—	14,531

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Panasonic Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,039	$1,936	$—	$1,936
Papa John’s International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		89	(943)	—	(943)
Park24 Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(28,545)	(2,594)	—	(2,594)
Parker-Hannifin Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		71	(1,001)	—	(1,001)
Parsley Energy, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(159)	112	—	112
Patterson Cos., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	2,550	—	2,550
Paychex, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		101	(43)	—	(43)
Paycom Software, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		100	7,280	—	7,280
Paylocity Holding Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(950)	—	(950)
PayPal Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(67)	(7,418)	—	(7,418)
Pearson PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(68)	(592)	—	(592)
Pegasystems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(30)	(2,024)	—	(2,024)
Peloton Interactive, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		187	69,213	—	69,213
Penn National Gaming, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(25)	(3,990)	—	(3,990)
Pennon Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(52)	1,313	—	1,313
Penske Automotive Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		191	1,817	—	1,817
Pentair PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		70	653	—	653
Penumbra, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(167)	25,634	—	25,634
Peptidream, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(29,260)	3,892	—	3,892
PerkinElmer, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		295	(840)	—	(840)
Pernod Ricard SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(293)	1,081	—	1,081
Perrigo Co. PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	130	—	130
Persimmon PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	65	2,954	—	2,954
Persol Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,688)	12,273	—	12,273
Perspecta, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		1	37	—	37
Peugeot SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	364	30,424	—	30,424
Pfizer, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		14	(1,734)	—	(1,734)
Philip Morris International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(60)	438	—	438

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Phillips 66(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(99)	$(2,225)	$—	$(2,225)
Pigeon Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(54,339)	35,285	—	35,285
Pilgrim’s Pride Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		68	(3,060)	—	(3,060)
Pinnacle Financial Partners, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(26)	(1,980)	—	(1,980)
Pinnacle West Capital Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		18	(304)	—	(304)
Pinterest, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(59)	2,280	—	2,280
Planet Fitness, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(75)	(302)	—	(302)
Platform Specialty Products Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(47)	(5,248)	—	(5,248)
Pluralsight, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(129)	(20,246)	—	(20,246)
PNC Financial Services Group, Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	(1,276)	—	(1,276)
Pola Orbis Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,322	2,477	—	2,477
Polaris Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		121	445	—	445
Pool Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(1)	(54)	—	(54)
Popular, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		160	13,273	—	13,273
Post Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(188)	(13,740)	—	(13,740)
Power Assets Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	266	795	—	795
PPG Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(16)	132	—	132
Pra Health Sciences, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		254	24,420	—	24,420
Premier, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(67)	1,000	—	1,000
Prestige Brands Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		168	(12,014)	—	(12,014)
Primerica, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(289)	10,561	—	10,561
Principal Financial Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(85)	750	—	750
Procter & Gamble Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		183	3,669	—	3,669
Prog Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		40	(82)	—	(82)
Progressive Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(5)	(82)	—	(82)
Proofpoint, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(66)	(13,427)	—	(13,427)
Prosperity Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(29)	(1,556)	—	(1,556)
PTC, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		12	884	—	884

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Public Service Enterprise Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(84)	$(2,090)	$—	$(2,090)
Publicis Groupe SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	132	3,171	—	3,171
PulteGroup, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		208	5,881	—	5,881
Pure Storage, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(366)	(25,634)	—	(25,634)
PVH Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		80	196	—	196
Qantas Airways Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	105	(5,716)	—	(5,716)
QBE Insurance Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(359)	40,505	—	40,505
Qorvo, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		115	4,229	—	4,229
QUALCOMM, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		37	(880)	—	(880)
Qualys, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		12	1,981	—	1,981
Quanta Services, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		217	(3,030)	—	(3,030)
Qube Holdings Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	135	469	—	469
Quest Diagnostics, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		63	(2,555)	—	(2,555)
Quidel Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		179	(9,742)	—	(9,742)
Quilter PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(133)	(448)	—	(448)
Qurate Retail, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		98	(50)	—	(50)
Qurate Retail, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		279	23,725	—	23,725
Rakuten, Inc., NPV(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(22,955)	7,336	—	7,336
Ralph Lauren Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		75	2,156	—	2,156
Ramsay Health Care Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(260)	9,392	—	9,392
Raymond James Financial(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		104	3,508	—	3,508
Raytheon Technologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(135)	3,736	—	3,736
REA Group Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	248	1,991	—	1,991
Realpage, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		16	4,444	—	4,444
Reata Pharmaceuticals, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(224)	877	—	877
Reckitt Benckiser Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(301)	(4,785)	—	(4,785)
Recruit Holdings, Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(16,816)	(5,082)	—	(5,082)
Red Electrica de Espana(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	24	339	—	339

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Regal Beloit Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		257	$8,261	$—	$8,261
Regeneron Pharmaceuticals, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		119	(1,344)	—	(1,344)
Regions Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		63	1,371	—	1,371
Reinsurance Group of America, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(4)	61	—	61
Reliance Steel & Aluminum Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		126	(347)	—	(347)
RELX PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(48)	525	—	525
Remy Cointreau SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(188)	(12,179)	—	(12,179)
RenaissanceRe Holdings Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(27)	(379)	—	(379)
Renesas Electronics Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	642	98	—	98
Renishaw PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(15)	(66)	—	(66)
Rentokil Initial(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(100)	(3,366)	—	(3,366)
Repligen Corp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(118)	(8,468)	—	(8,468)
Repsol SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	220	(17,075)	—	(17,075)
Republic Services, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(75)	(1,905)	—	(1,905)
Resideo Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(207)	(27,542)	—	(27,542)
ResMed(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		69	258	—	258
Resona Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,972	(3,685)	—	(3,685)
Rexel SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	206	16,584	—	16,584
RH(M)	1 Day USOIS -35 bps(M)	Goldman Sachs International	1/13/21		(61)	2,661	—	2,661
Ricoh, Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,112	(11,539)	—	(11,539)
Rightmove PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	97	2,116	—	2,116
RingCentral, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(17)	(2,039)	—	(2,039)
Rinnai Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,639)	372	—	372
Rio Tinto PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(6)	(176)	—	(176)
RLI Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(208)	(7,000)	—	(7,000)
Robert Half International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		341	(11,251)	—	(11,251)
Rockwell Automation, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		46	62	—	62
Rohm Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,987	624	—	624

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Rohto Pharmaceutical Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,858	$(3,682)	$—	$(3,682)
Roku, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(145)	(12,250)	—	(12,250)
Rollins, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(43)	(3,205)	—	(3,205)
Rolls-Royce Holdings PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(65)	12,884	—	12,884
Roper Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(178)	(4,872)	—	(4,872)
Ross Store, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(93)	(7,397)	—	(7,397)
Rotork PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	1	32	—	32
Royal Bank of Scotland Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(79)	(407)	—	(407)
Royal Caribbean Cruises Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(208)	19,430	—	19,430
Royal Dutch Shell PLC (Class A)(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(115)	10,362	—	10,362
Royal Gold, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(261)	11,064	—	11,064
Royal Mail PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	285	2,528	—	2,528
RPM International, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		53	1,436	—	1,436
RSA Insurance Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(67)	(645)	—	(645)
Rubis SCA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	284	1,552	—	1,552
Ryder System, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		36	(487)	—	(487)
Ryohin Keikaku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(16,737)	(11,505)	—	(11,505)
S&P Global, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(45)	(200)	—	(200)
Sabre Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(127)	(1,496)	—	(1,496)
Safran SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(236)	8,456	—	8,456
Sage Group PLC (The)(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	26	862	—	862
Sage Therapeutics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(202)	(50,661)	—	(50,661)
Salesforce.com, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		11	(140)	—	(140)
Sally Beauty Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	9,724	—	9,724
Sanderson Farms, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(199)	15,518	—	15,518
Sankyu, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	23,490	(1,252)	—	(1,252)
Sanofi SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	62	(2,168)	—	(2,168)
Santander Consumer USA, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	(301)	—	(301)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Santen Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,979)	$1,190	$—	$1,190
Santos Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	30	(749)	—	(749)
Sartorius Stedim Biotech(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(66)	(279)	—	(279)
Sawai Pharmaceutical Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	20,049	(8,222)	—	(8,222)
Schlumberger Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(349)	22,972	—	22,972
Schneider Electric SE(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	16	468	—	468
Schneider National, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		253	(5,293)	—	(5,293)
Schroders PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(40)	(2,192)	—	(2,192)
Science Applications International Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		76	(3,627)	—	(3,627)
Scientific Games International, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		5	121	—	121
SCOR SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(13)	540	—	540
Scotts Miracle-Gro Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(23)	(2,598)	—	(2,598)
SCSK Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	2,452	(867)	—	(867)
Seagen, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		40	(2,227)	—	(2,227)
Sealed Air Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(200)	392	—	392
SEB SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(109)	(3,748)	—	(3,748)
Secom Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,721)	2,320	—	2,320
SEEK Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(119)	(4,968)	—	(4,968)
Sega Sammy Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	3,923	4,607	—	4,607
SEI Investments Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(20)	(439)	—	(439)
Seibu Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(18,673)	9,647	—	9,647
Seiko Epson Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,928	(10,897)	—	(10,897)
Seino Transportation Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,077	13,554	—	13,554
Sekisui Chemical Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	8,739	646	—	646
Sekisui House Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	14,735	3,836	—	3,836
Selective Insurance Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(135)	(2,209)	—	(2,209)
Sempra Energy(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(241)	850	—	850
Semtech Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(45)	(1,696)	—	(1,696)

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Sensata Technologies Holding PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(124)	$(7,831)	$—	$(7,831)
Sensient Technologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(39)	247	—	247
Seria Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,234)	589	—	589
Service Corp. International(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(80)	959	—	959
ServiceNow, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	1,993	—	1,993
SES SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	29	(655)	—	(655)
Seven & I Holdings Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	21,018	9,219	—	9,219
Seven Bank Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,553)	(22)	—	(22)
Seven Group Holdings Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(234)	(621)	—	(621)
SG Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,766)	2,299	—	2,299
Sharp Corp. (Japan)(M)	1 Day TONAT -100 bps(M)	Goldman Sachs International	1/13/21	JPY	(19,994)	(20,348)	—	(20,348)
Sherwin-Williams Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(61)	(1,213)	—	(1,213)
Shikoku Electric Power Co., Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	2,764	(705)	—	(705)
Shimadzu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,947)	(2,840)	—	(2,840)
Shimamura Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	26,780	13,766	—	13,766
Shimano, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,857)	162	—	162
Shimizu Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	27,430	(29,587)	—	(29,587)
Shin-Etsu Chemical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,234)	(1,831)	—	(1,831)
Shinsei Bank Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,505	4,724	—	4,724
Shiseido Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(49,558)	8,509	—	8,509
Shizuoka Bank Ltd. (The)(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	908	(6)	—	(6)
SHO-BOND Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(8,096)	(52)	—	(52)
Showa Denko KK(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(26,852)	(8,240)	—	(8,240)
Signature Aviation PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	59	40,667	—	40,667
Signature Bank(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(1)	(32)	—	(32)
Silgan Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		109	4,924	—	4,924
Silicon Laboratories, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(37)	(1,848)	—	(1,848)
Sinclair Broadcast Group, Inc. (Class A)(M)	1 Day USOIS -26.1 bps(M)	Goldman Sachs International	1/13/21		(11)	(1,231)	—	(1,231)

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Sinclair Broadcast Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(120)	$747	$—	$747
Sino Land Co., Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	435	(1,502)	—	(1,502)
Sirius XM Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(139)	(5,316)	—	(5,316)
SJM Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	182	(969)	—	(969)
Skechers USA, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		167	(5,105)	—	(5,105)
Skyworks Solutions, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		156	4,815	—	4,815
Smartsheet, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(104)	(5,669)	—	(5,669)
SMC Corp. (Japan)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,266)	6,304	—	6,304
Smith & Nephew PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	61	(311)	—	(311)
Smiths Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(225)	11,517	—	11,517
Snap, Inc.(Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(91)	(642)	—	(642)
Snap-on, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		188	(11,268)	—	(11,268)
Societe Bic Sa(A)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	57	(6,012)	—	(6,012)
Société Générale SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	30	(891)	—	(891)
Sodexo SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	44	(2,843)	—	(2,843)
SoftBank Group Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,192)	(140)	—	(140)
SoftBank Group(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(19,471)	(15,026)	—	(15,026)
Sohgo Security Services Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,360)	85	—	85
Soitec(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(28)	(1,653)	—	(1,653)
Sojitz Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,605	(5,152)	—	(5,152)
SolarEdge Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(17)	(755)	—	(755)
SolarWinds, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		65	(23,157)	—	(23,157)
Sompo Holdings, Inc.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,057	1,696	—	1,696
Sonic Healthcare Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(53)	916	—	916
Sonoco Products Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		91	(3,678)	—	(3,678)
SONY Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,949)	(1,992)	—	(1,992)
Sotetsu Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(5,473)	2,681	—	2,681
South32 Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	16	(695)	—	(695)

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Southern Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	$(350)	$—	$(350)
Southwest Airlines Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(147)	(2,733)	—	(2,733)
Southwest Gas Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		202	(10,990)	—	(10,990)
Spark Infrastructure Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(275)	(4,937)	—	(4,937)
Spectris PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	101	175	—	175
Spectrum Brands Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		27	3,889	—	3,889
Spirax-Sarco Engineering PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(81)	(1,661)	—	(1,661)
Spire, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(326)	3,306	—	3,306
Spirit Aerosystems Holdings, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(189)	(2,626)	—	(2,626)
Splunk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(122)	(11,254)	—	(11,254)
Sprouts Farmers Market, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		157	549	—	549
Square, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(92)	(4,696)	—	(4,696)
SS&C Technologies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		135	764	—	764
SSE PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	80	5,180	—	5,180
St. James’s Place PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(223)	(12,306)	—	(12,306)
Standard Chartered PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	4	(156)	—	(156)
Standard Life Aberdeen PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(21)	(16)	—	(16)
Stanley Electric Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	347	(130)	—	(130)
Star Entertainment Group Ltd. (The)(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	189	(6,984)	—	(6,984)
Starbucks Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(1,230)	—	(1,230)
State Street Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		111	820	—	820
Steel Dynamics, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		144	(6,175)	—	(6,175)
Stericycle, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(325)	795	—	795
Steris PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		172	1,178	—	1,178
Sterling Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(880)	—	(880)
Stifel Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		133	—	—	—
STMicroelectronics NV(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	33	905	—	905
Strategic Education, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		61	1,963	—	1,963

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Stryker Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		73	$3,019	$—	$3,019
Subaru Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	33,263	(12,311)	—	(12,311)
Suez SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(196)	(5,132)	—	(5,132)
Sugi Holdings Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,730	(592)	—	(592)
Sumitomo Bank Ltd. (The)(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,156	2,090	—	2,090
Sumitomo Chemical Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,302	(69)	—	(69)
Sumitomo Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(12,945)	(3,427)	—	(3,427)
Sumitomo Dainippon Pharma Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	5,039	7,413	—	7,413
Sumitomo Electric Industries Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,446	6,070	—	6,070
Sumitomo Forestry Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	1,963	2,036	—	2,036
Sumitomo Heavy Industries Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	15,450	18,894	—	18,894
Sumitomo Metal Mining Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,153)	(2,888)	—	(2,888)
Sumitomo Rubber Industries Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,544	420	—	420
SUMVC Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,252)	3,058	—	3,058
Sun Hung Kai Properties Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	1,669	(8,690)	—	(8,690)
Suncorp Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(286)	10,749	—	10,749
Sundrug Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,209	(4,243)	—	(4,243)
Sunrun, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(273)	(54,786)	—	(54,786)
Suntory Beverage & Food Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	37,296	(18,437)	—	(18,437)
Sushiro Global Holdings Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,405)	(3,568)	—	(3,568)
Suzuken Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	18,612	(10,313)	—	(10,313)
Suzuki Motor Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,031	(9,022)	—	(9,022)
SVB Financial Group(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(37)	(4,208)	—	(4,208)
Swire Pacific Ltd. (Class A)(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	511	(2,051)	—	(2,051)
Swire Properties Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(1,517)	8,142	—	8,142
Swiss Market Index Future(M)	–	Bank of America, N.A.	3/19/21	CHF	2,769	118,273	—	118,273
Swiss Market Index Future(M)	–	JPMorgan Chase Bank, N.A.	3/19/21	CHF	10,467	440,166	—	440,166
Switch, Inc. (Class A)(M)	1 Day USOIS -38.8 bps(M)	Goldman Sachs International	1/13/21		(153)	(6,340)	—	(6,340)

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Sydney Airport Stapled(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(175)	$4,855	$—	$4,855
Synaptics, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		134	30,485	—	30,485
Synchrony Financial(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(11)	(565)	—	(565)
Syneos Health, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		143	5,406	—	5,406
SYNNEX Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		384	16,960	—	16,960
Synopsys, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		65	7,412	—	7,412
Synovus Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	949	—	949
Sysco Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(125)	3,522	—	3,522
Sysmex Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,168)	(14,618)	—	(14,618)
T&D Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	24,602	(655)	—	(655)
T. Rowe Price Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		155	740	—	740
Tabcorp Holdings Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	260	1,411	—	1,411
Taiheiyo Cement Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,927	(16,450)	—	(16,450)
Taisei Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	11,842	(8,030)	—	(8,030)
Taisho Pharmaceutical Holdings Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	7,896	4,517	—	4,517
Taiyo Nippon Sanso Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,086)	(4,213)	—	(4,213)
Taiyo Yuden Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,912)	(252)	—	(252)
Takara Bio, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,428)	9,817	—	9,817
Takashimaya Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,814	4,441	—	4,441
Takeda Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(12,811)	3,845	—	3,845
Take-Two Interactive Software, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	1,254	—	1,254
Tandem Diabetes Care, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(165)	(7,154)	—	(7,154)
Tapestry, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		91	4,496	—	4,496
Targa Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(188)	(2,747)	—	(2,747)
Target Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		269	3,806	—	3,806
Tate & Lyle PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	184	6,573	—	6,573
Taylor Morrison Home Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(8)	(4)	—	(4)
Taylor Wimpey PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(194)	(10,777)	—	(10,777)

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
TDK Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,350	$3,169	$—	$3,169
Te Connectivity Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(19)	(360)	—	(360)
Tegna, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		98	(4,018)	—	(4,018)
Teijin Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,625	(171)	—	(171)
Teladoc Health, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		257	10,260	—	10,260
Teledyne Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(41)	286	—	286
Teleflex, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		9	725	—	725
Telefónica SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(209)	39,284	—	39,284
Teleperformance SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(96)	(1,701)	—	(1,701)
Telephone & Data Systems, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		199	(3,221)	—	(3,221)
Tempur Sealy International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(53)	(4,959)	—	(4,959)
Tenet Healthcare Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		36	5,054	—	5,054
Teradata Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		69	(1,768)	—	(1,768)
Teradyne, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		132	6,786	—	6,786
Terex Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		36	(806)	—	(806)
Terminix Global Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(383)	(7,424)	—	(7,424)
Terumo Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(11,100)	(5,423)	—	(5,423)
Tesco PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(125)	(3,995)	—	(3,995)
Tesla, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(384)	(64,357)	—	(64,357)
Tetra Tech, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		87	(6)	—	(6)
Texas Capital Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(81)	(3,904)	—	(3,904)
Texas Instruments, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		138	1,162	—	1,162
Texas Roadhouse, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		238	1,594	—	1,594
Textron, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		152	899	—	899
Thales SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(16)	744	—	744
Thermo Fisher Scientific, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		312	3,035	—	3,035
THK Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(6,507)	1,409	—	1,409
Thor Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		202	(1,539)	—	(1,539)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Timken Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		233	$4,665	$—	$4,665
TIS, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	6,402	1,434	—	1,434
TJX Cos., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(53)	(1,236)	—	(1,236)
T-MOBILE US, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(242)	(6,871)	—	(6,871)
Tobu Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,907)	(2,290)	—	(2,290)
TOHO Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,344)	(1,345)	—	(1,345)
TOHO Gas Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(18,452)	(7,063)	—	(7,063)
Tohoku Electric Power Co., Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	13,588	(1,502)	—	(1,502)
Tokio Marine Holdings, Inc.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,242	63	—	63
Tokyo Broadcasting System Television, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	12,730	(5,673)	—	(5,673)
Tokyo Century Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(14,400)	(19,424)	—	(19,424)
Tokyo Electric Power Holdings, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,308	(1,623)	—	(1,623)
Tokyo Electron Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,717)	(1,349)	—	(1,349)
Tokyo Gas Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	22,310	15,455	—	15,455
Tokyu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(17,186)	(1,091)	—	(1,091)
Toll Brothers, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(153)	1,804	—	1,804
TopBuild Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(66)	(5,811)	—	(5,811)
Toppan Printing Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	37,558	(22,232)	—	(22,232)
Toray Industries, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,068	(871)	—	(871)
Toro Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(72)	(3,238)	—	(3,238)
Toshiba Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(16,430)	10,600	—	10,600
Tosoh Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	40,579	(34,679)	—	(34,679)
Total SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(65)	3,017	—	3,017
Toto Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(28,560)	(12,158)	—	(12,158)
Toyo Seikan Kaisha Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	19,690	5,281	—	5,281
Toyo Suisan Kaisha Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,320	(2,576)	—	(2,576)
Toyoda Gosei Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	19,091	4,304	—	4,304
Toyota Boshoku Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	16,111	3,081	—	3,081

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Toyota Industries Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(18,744)	$(9,208)	$—	$(9,208)
Toyota Motor Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(21,312)	(17,278)	—	(17,278)
Toyota Tsusho Corp.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	29,299	29,403	—	29,403
Tractor Supply Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	(335)	—	(335)
Trade Desk, Inc. (The) (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(8)	1,163	—	1,163
Tradeweb Markets, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(155)	4,586	—	4,586
Trane Technologies PLC(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		193	5,614	—	5,614
TransDigm Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(55)	(2,172)	—	(2,172)
TransUnion(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	(1,391)	—	(1,391)
Transurban Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(471)	3,931	—	3,931
Travelers Companies, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		162	6,229	—	6,229
Travis Perkins PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(18)	(614)	—	(614)
Treasury Wine Estates(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	90	1,084	—	1,084
TreeHouse Foods, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	907	—	907
Trend Micro, Inc. (Japan)(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,336)	(1,042)	—	(1,042)
Trex Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(275)	(23,357)	—	(23,357)
Tri Pointe Group, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		214	4,296	—	4,296
Trimble, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(10)	(537)	—	(537)
Trinity Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(87)	(4,627)	—	(4,627)
TripAdvisor, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	(171)	—	(171)
Truist Financial Corp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(29)	(31)	—	(31)
Trustmark Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(57)	(1,190)	—	(1,190)
Tsuruha Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,666)	8,323	—	8,323
TUI AG(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	73	4,205	—	4,205
Twilio, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(91)	(7,528)	—	(7,528)
Twitter, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		28	4,110	—	4,110
Tyson Foods, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		138	(9,449)	—	(9,449)
Uber Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(256)	13,289	—	13,289

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Ubiquiti, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(145)	$(14,498)	$—	$(14,498)
Ubisoft Entertainment SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(136)	(1,920)	—	(1,920)
UGI Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		133	311	—	311
Ulta Beauty, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(108)	(4,485)	—	(4,485)
UMB Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(38)	(39)	—	(39)
Umpqua Holdings Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(262)	(6,372)	—	(6,372)
Under Armer, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(347)	7,906	—	7,906
Unicharm Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(29,376)	(10,474)	—	(10,474)
Unilever PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	104	1,726	—	1,726
Union Pacific Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(62)	(707)	—	(707)
United Airlines Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(215)	21,370	—	21,370
United Bankshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(50)	(2,852)	—	(2,852)
United Parcel Service, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		127	(701)	—	(701)
United Rentals, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		164	(9,854)	—	(9,854)
United States Cellular Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		53	(69)	—	(69)
United States Steel Corp.(M)	1 Day USOIS -36.8 bps(M)	Goldman Sachs International	1/13/21		(187)	15,166	—	15,166
United Therapeutics Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		369	46,929	—	46,929
United Utilities Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(25)	545	—	545
UnitedHealth Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(25)	(745)	—	(745)
Univar, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(74)	(536)	—	(536)
Universal Display Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(109)	1,125	—	1,125
Universal Health Services, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		259	6,936	—	6,936
Unum Group(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		252	(7,573)	—	(7,573)
Urban Outfitter, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		50	(3,023)	—	(3,023)
US Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(27)	(671)	—	(671)
US Foods Holding Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		6	(74)	—	(74)
USS Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(9,832)	124	—	124
Vail Resorts, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		25	(432)	—	(432)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Valeo SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(75)	$(2,369)	$—	$(2,369)
Valero Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(5)	(236)	—	(236)
Valmont Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(109)	(3,400)	—	(3,400)
Valvoline, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		137	(940)	—	(940)
Veeva Systems, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		363	18,772	—	18,772
Veolia Environnement SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(9)	(64)	—	(64)
VeriSign, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(11)	(623)	—	(623)
Verisk Analytics, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(127)	(9,518)	—	(9,518)
Verizon Communications, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		142	(6,279)	—	(6,279)
Vertex Pharmaceuticals, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		88	4,688	—	4,688
VF Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(49)	1,520	—	1,520
ViacomCBS, Inc. (Class B)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(90)	(2,871)	—	(2,871)
ViaSat, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(203)	13,093	—	13,093
Viatris, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		85	5,923	—	5,923
Vinci SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(279)	15,766	—	15,766
Virgin Galactic Holdings, Inc. (Class A)(M)	1 Day USOIS -425.4 bps(M)	Goldman Sachs International	1/13/21		(64)	7,432	—	7,432
Virtu Financial, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(49)	(3,267)	—	(3,267)
Visa, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		10	410	—	410
Vishay Intertechnology, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		114	6,585	—	6,585
Visteon Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(342)	4,168	—	4,168
Vistra Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(9)	115	—	115
Vitasoy International Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(924)	1,677	—	1,677
Vivendi SA(M)	1 Day EONIA + 25 bps(M)	Goldman Sachs International	1/13/21	EUR	105	2,539	—	2,539
VMware, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	(426)	—	(426)
Vodafone Group PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	94	(5,771)	—	(5,771)
Voya Financial, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(89)	(603)	—	(603)
Vulcan Materials Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(188)	(8,876)	—	(8,876)
W. R. Berkley Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(77)	(1,772)	—	(1,772)

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
W.R. Grace & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(118)	$2,131	$—	$2,131
W.W. Grainger, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(82)	573	—	573
Walgreens Boots Alliance, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		3	(115)	—	(115)
Wal-Mart Stores, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		73	(1,758)	—	(1,758)
Walt Disney Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(116)	(20,089)	—	(20,089)
Washington Federal, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(59)	(840)	—	(840)
Washington H. Soul Pattinson & Co., Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(119)	(1,372)	—	(1,372)
Waste Connections, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(245)	(1,102)	—	(1,102)
Water Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		91	3,158	—	3,158
Watsco, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		92	1,154	—	1,154
Wayfair, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		34	(2,100)	—	(2,100)
Webster Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(32)	(1,522)	—	(1,522)
WEC Energy Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(258)	1,976	—	1,976
Weir Group PLC (The)(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(80)	(12,372)	—	(12,372)
Welcia Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(13,617)	3,531	—	3,531
Wells Fargo & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(117)	(4,539)	—	(4,539)
Wendy’S Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	(315)	—	(315)
Werner Enterprises, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		290	(5,580)	—	(5,580)
Wesfarmers Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	39	(79)	—	(79)
West Japan Railway Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(40,150)	7,343	—	7,343
West Pharmaceutical Services, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		21	1,750	—	1,750
Western Alliance Bancorp(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		119	7,122	—	7,122
Western Digital Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(164)	(13,792)	—	(13,792)
Western Union Co. (The)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		39	(158)	—	(158)
Westinghouse Air Brake Technologies Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		108	(4,679)	—	(4,679)
Westlake Chemical Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		49	(889)	—	(889)
Westpac Banking Corp.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(183)	4,191	—	4,191
WestRock Co.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		56	(1,704)	—	(1,704)

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
WEX, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		9	$690	$—	$690
WH Group Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	3,272	(2,303)	—	(2,303)
WH Smith PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(75)	5,372	—	5,372
Wharf Real Estate Investment Co., Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(2,923)	(8,678)	—	(8,678)
Whirlpool Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		28	(884)	—	(884)
Whitbread PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(163)	4,027	—	4,027
White Mountains Insurance Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(6)	(59)	—	(59)
Williams Cos., Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(177)	14,275	—	14,275
Williams-Sonoma, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		159	(9,356)	—	(9,356)
Willis Towers Watson PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(167)	(3,079)	—	(3,079)
Wingstop, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(35)	(1,890)	—	(1,890)
Wintrust Financial Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		36	753	—	753
WiseTech Global Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(80)	1,304	—	1,304
WM Morrison Supermarkets PLC(M)	1 Day SONIA + 25 bps(M)	Goldman Sachs International	1/13/21	GBP	110	4,572	—	4,572
Woodside Petroleum Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(180)	21	—	21
Woodward, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		8	322	—	322
Woolworths Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/13/21	AUD	(49)	444	—	444
Workday, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(21)	(1,892)	—	(1,892)
World Fuel Services Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		365	6,459	—	6,459
World Wrestling Entertainment, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		250	24,844	—	24,844
Worldline SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/13/21	EUR	(47)	(5,351)	—	(5,351)
WorleyParsons Ltd.(M)	1 Day AUDOIS + 40 bps(M)	Goldman Sachs International	1/13/21	AUD	317	(19,730)	—	(19,730)
Worthington Industries, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		224	(6,034)	—	(6,034)
WPP PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/13/21	GBP	(17)	(186)	—	(186)
WW International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(166)	31,796	—	31,796
Wyndham Destinations, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		15	173	—	173
Wyndham Hotels & Resorts, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(26)	(566)	—	(566)
Wynn Macau Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(427)	1,942	—	1,942

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Wynn Resorts Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(139)	$(2,091)	$—	$(2,091)
Xcel Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(121)	(2,852)	—	(2,852)
Xerox Holdings Corp.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		236	6,000	—	6,000
Xinyi Glass Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/13/21	HKD	(74)	(1,657)	—	(1,657)
XPO Logistics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(250)	2,077	—	2,077
Xylem, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(25)	(841)	—	(841)
Yakult Honsha Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,600)	1,822	—	1,822
Yamada Denki Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	20,797	17,239	—	17,239
Yamaguchi Financial Group, Inc.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	10,465	(9,914)	—	(9,914)
Yamaha Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(10,416)	6,634	—	6,634
Yamaha Motor Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(1,975)	339	—	339
Yamato Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(2,046)	(585)	—	(585)
Yamazaki Baking Co., Ltd.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	9,738	212	—	212
Yaoko Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(4,218)	(931)	—	(931)
Yaskawa Electric Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(26,288)	(9,553)	—	(9,553)
Yelp, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		286	16,357	—	16,357
Yokogawa Electric Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(3,932)	(1,754)	—	(1,754)
Yokohama Rubber Co., Ltd. (The)(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	24,487	(5,857)	—	(5,857)
Yue Yuen Industrial Holdings Ltd.(M)	1 Day HONIX + 20 bps(M)	Goldman Sachs International	1/13/21	HKD	1,571	(1,678)	—	(1,678)
Yum! Brands, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		93	1,727	—	1,727
Z Holdings Corp.(M)	1 Day TONAT + 12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	11,087	2,061	—	2,061
Zebra Technologie Corp. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		50	985	—	985
Zendesk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(46)	(3,726)	—	(3,726)
Zenkoku Hosho Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/13/21	JPY	(15,560)	(578)	—	(578)
Zensho Holdings Co., Ltd.(M)	1 Day TONAT +12.5 bps(M)	Goldman Sachs International	1/13/21	JPY	4,262	401	—	401
Zillow Group, Inc. (Class C)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		58	6,197	—	6,197
Zimmer Biomet Holdings, Inc.(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21		53	2,584	—	2,584
Zions Bancorporation NA(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21		(4)	(71)	—	(71)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Zoetis, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21	(76)	$(3,264)	$—	$(3,264)
Zoom Video Communications, Inc. (Class B)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21	60	(7,870)	—	(7,870)
Zscaler, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/13/21	(87)	(11,344)	—	(11,344)
Zynga, Inc. (Class A)(M)	1 Day USOIS + 15 bps(M)	Goldman Sachs International	1/13/21	19	1,503	—	1,503

					$6,369,235	$—	$6,369,235

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$980	$(204,653)	$11,943,749	$(5,163,112)

Reverse repurchase agreements:

During the reporting period ended December 31, 2020, Academic Strategies held reverse repurchase agreements during the period with an average value of $ 4,408,179 and a daily weighted average interest rate of 0.33%. At December 31, 2020, Academic Strategies did not hold any reverse repurchase agreements.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,227,000	$617,870
Credit Suisse Securties (USA) LLC	20,000	5,899,796
Goldman Sachs & Co. LLC	23,076,341	32,778,460
JPMorgan Securities LLC	84,008	—
Morgan Stanley & Co. LLC	1,154,000	—

Total	$26,561,349	$39,296,126

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$2,761,555,287	$—	$—
Common Stocks.	235,492,881	135,384,948	46,299
Exchange-Traded Funds.	79,272,910	—	—
Preferred Stocks	13,129,810	571,875	—
Rights.	—	—	6,939

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities
Automobiles	$—	$1,385,757	$—
Consumer Loans	—	27,602	—
Home Equity Loans	—	10,636,039	—
Other	—	596,996	—
Residential Mortgage-Backed Securities	—	11,771,252	—
Student Loans	—	1,478,169	—
Bank Loans.	—	2,525,565	—
Commercial Mortgage-Backed Securities	—	7,800,877	—
Convertible Bond	—	32	—
Corporate Bonds	—	248,391,560	236,025
Municipal Bonds	—	101,564	—
Residential Mortgage-Backed Securities	—	30,660,572	948,921
Sovereign Bonds	—	208,592,568	—
U.S. Government Agency Obligations	—	106,897,251	—
U.S. Treasury Obligations	—	611,329,823	—
Foreign Treasury Obligations	—	2,951,885	—
Repurchase Agreements	—	35,500,000	—
Unaffiliated Funds	140,197,078	—	—
Options Purchased	143,806	922,277	—

Total	$3,229,791,772	$1,417,526,612	$1,238,184

Liabilities
Common Stocks	$(80,179,045)	$(19,249,734)	$(166)
Preferred Stocks	—	(345,771)	—
Options Written	(367,650)	(1,176,107)	—

Total	$(80,546,695)	$(20,771,612)	$(166)

Other Financial Instruments*
Assets
Financial Futures Contracts	$7,994,351	$—	$—
Commodity Futures Contracts	6,089,994	—	—
OTC Forward Foreign Currency Exchange Contracts	—	14,921,254	—
Centrally Cleared Credit Default Swap Agreements	—	146,015	—
OTC Credit Default Swap Agreements	—	16,797	—
OTC Currency Swap Agreements	—	18,889	—
Centrally Cleared Inflation Swap Agreements	—	1,191,337	—
Centrally Cleared Interest Rate Swap Agreements	—	4,797,181	—
OTC Interest Rate Swap Agreements	—	317,801	—
OTC Total Return Swap Agreements	—	11,503,011	—

Total	$14,084,345	$32,912,285	$—

Liabilities
Forward Commitment Contracts	$—	$(14,074,387)	$—
Financial Futures Contracts	(3,032,234)	—	—
Commodity Futures Contracts	(195,341)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(17,117,140)	—
Centrally Cleared Credit Default Swap Agreements	—	(463,820)	—
OTC Credit Default Swap Agreements	—	(145,758)	—
Centrally Cleared Inflation Swap Agreements	—	(537,125)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,025,480)	—
OTC Total Return Swap Agreements	—	(5,133,776)	—

Total	$(3,227,575)	$(39,497,486)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	62.4%
U.S. Treasury Obligations	13.8
Sovereign Bonds	4.7
Unaffiliated Funds	3.1
U.S. Government Agency Obligations	2.4
Banks	2.3
Exchange-Traded Funds	1.8
Electric Utilities	1.7
Residential Mortgage-Backed Securities	1.0
Multi-Utilities	0.8
Repurchase Agreements	0.8
Oil, Gas & Consumable Fuels	0.7
Road & Rail	0.7
Transportation Infrastructure	0.7
Oil & Gas	0.7
Diversified Financial Services	0.5
Equity Real Estate Investment Trusts (REITs)	0.4
Construction & Engineering	0.4
Commercial Services & Supplies	0.4
Diversified Telecommunication Services	0.4
Software	0.3
Home Equity Loans	0.3
Chemicals	0.3
Pharmaceuticals	0.3
Telecommunications	0.3
Pipelines	0.2
Electric	0.2
Commercial Mortgage-Backed Securities	0.2
Water Utilities	0.2
Internet	0.2
Commercial Services	0.2
Machinery	0.1
Media	0.1
Health Care Equipment & Supplies	0.1
Mining	0.1
Auto Manufacturers	0.1
Insurance	0.1
Hotels, Restaurants & Leisure	0.1
Independent Power & Renewable Electricity Producers	0.1
Trucking & Leasing	0.1
Biotechnology	0.1
Metals & Mining	0.1
Aerospace & Defense	0.1
Marine	0.1
Semiconductors & Semiconductor Equipment	0.1
Life Sciences Tools & Services	0.1
Gas Utilities	0.1
IT Services	0.1
Foods	0.1
Specialty Retail	0.1
Real Estate Investment Trusts (REITs)	0.1
Health Care Providers & Services	0.1
Food & Staples Retailing	0.1
Electrical Equipment	0.1
Real Estate	0.1

Retail	0.1%
Automobiles	0.0	*
Foreign Treasury Obligation	0.0	*
Airlines	0.0	*
Internet & Direct Marketing Retail	0.0	*
Beverages	0.0	*
Capital Markets	0.0	*
Leisure Products	0.0	*
Trading Companies & Distributors	0.0	*
Food Products	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Professional Services	0.0	*
Student Loans	0.0	*
Building Products	0.0	*
Communications Equipment	0.0	*
Interactive Media & Services	0.0	*
Transportation	0.0	*
Lodging	0.0	*
Savings & Loans	0.0	*
Multiline Retail	0.0	*
Semiconductors	0.0	*
Agriculture	0.0	*
Electronic Equipment, Instruments & Components	0.0	*
Auto Components	0.0	*
Household Durables	0.0	*
Gas	0.0	*
Options Purchased	0.0	*
Household Products	0.0	*
Healthcare-Services	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Paper & Forest Products	0.0	*
Healthcare-Products	0.0	*
Iron/Steel	0.0	*
Construction Materials	0.0	*
Miscellaneous Manufacturing	0.0	*
Entertainment	0.0	*
Air Freight & Logistics	0.0	*
Energy Equipment & Services	0.0	*
Other	0.0	*
Consumer Finance	0.0	*
Machinery-Diversified	0.0	*
Personal Products	0.0	*
Computers	0.0	*
Health Care Technology	0.0	*
Household Products/Wares	0.0	*
Investment Companies	0.0	*
Engineering & Construction	0.0	*
Auto Parts & Equipment	0.0	*
Multi-National	0.0	*
Thrifts & Mortgage Finance	0.0	*
Forest Products & Paper	0.0	*
Private Equity	0.0	*
Distributors	0.0	*
Packaging & Containers	0.0	*
Wireless Telecommunication Services	0.0	*
Food Service	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Municipal Bonds	0.0	*%
Industrial Conglomerates	0.0	*
Apparel	0.0	*
Leisure Time	0.0	*
Consumer Loans	0.0	*
Home Builders	0.0	*
Tobacco	0.0	*
Building Materials	0.0	*
Environmental Control	0.0	*
Cosmetics/Personal Care	0.0	*
Oil & Gas Services	0.0	*
Securities Sold Short
Personal Products	(0.0	)*
Thrifts & Mortgage Finance	(0.0	)*
Mortgage Real Estate Investment Trusts (REITs)	(0.0	)*
Multiline Retail	(0.0	)*
Wireless Telecommunication Services	(0.0	)*
Construction Materials	(0.0	)*
Gas Utilities	(0.0	)*
Transportation Infrastructure	(0.0	)*
Industrial Conglomerates	(0.0	)*
Household Durables	(0.0	)*
Paper & Forest Products	(0.0	)*
Consumer Finance	(0.0	)*
Automobiles	(0.0	)*
Air Freight & Logistics	(0.0	)*
Marine	(0.0	)*
Diversified Financial Services	(0.0	)*
Communications Equipment	(0.0	)*
Energy Equipment & Services	(0.0	)*
Auto Components	(0.0	)*
Interactive Media & Services	(0.0	)*
Water Utilities	(0.0	)*
Technology Hardware, Storage & Peripherals	(0.0	)*
Professional Services	(0.0	)*
Health Care Technology	(0.0	)*
Independent Power & Renewable Electricity Producers	(0.0	)*
Leisure Products	(0.0	)*
Diversified Consumer Services	(0.0	)*
Airlines	(0.0	)*
Real Estate Management & Development	(0.0	)*
Food & Staples Retailing	(0.0	)*
Multi-Utilities	(0.0	)*

Road & Rail	(0.0)*%
Containers & Packaging	(0.0)*
Trading Companies & Distributors	(0.0)*
Electronic Equipment, Instruments & Components	(0.0)*
Beverages	(0.0)*
Building Products	(0.0)*
Media	(0.0)*
Entertainment	(0.0)*
Equity Real Estate Investment Trusts (REITs)	(0.0)*
Internet & Direct Marketing Retail	(0.0)*
Specialty Retail	(0.0)*
Pharmaceuticals	(0.0)*
Construction & Engineering	(0.0)*
Electrical Equipment	(0.1)
Electric Utilities	(0.1)
Diversified Telecommunication Services	(0.1)
Textiles, Apparel & Luxury Goods	(0.1)
Capital Markets	(0.1)
Commercial Services & Supplies	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Metals & Mining	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Food Products	(0.1)
Banks	(0.1)
Health Care Providers & Services	(0.1)
Aerospace & Defense	(0.1)
Life Sciences Tools & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
IT Services	(0.1)
Machinery	(0.1)
Chemicals	(0.1)
Insurance	(0.1)
Health Care Equipment & Supplies	(0.1)
Biotechnology	(0.1)
Software	(0.2)

102.6
Options Written	(0.0)*
Liabilities in excess of other assets	(2.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$6,089,994	*	Due from/to broker-variation margin futures	$195,341	*
Commodity contracts	Unrealized appreciation on OTC swap agreements	3,859,340		—	—
Credit contracts	Due from/to broker-variation margin swaps	146,015	*	Due from/to broker-variation margin swaps	463,820	*
Credit contracts	—	—		Premiums received for OTC swap agreements	203,945
Credit contracts	—	—		Options written outstanding, at value	32,263
Credit contracts	Unrealized appreciation on OTC swap agreements	104,320		Unrealized depreciation on OTC swap agreements	29,336
Equity contracts	Due from/to broker-variation margin futures	7,067,467	*	Due from/to broker-variation margin futures	764,501	*
Equity contracts	Unaffiliated investments	6,939		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	7,614,732		Unrealized depreciation on OTC swap agreements	4,965,002
Foreign exchange contracts	Due from/to broker-variation margin futures	128,759	*	Due from/to broker-variation margin futures	29,250	*
Foreign exchange contracts	Unaffiliated investments	565,757		Options written outstanding, at value	1,008,189
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	14,921,254		Unrealized depreciation on OTC forward foreign currency exchange contracts	17,117,140
Interest rate contracts	Due from/to broker-variation margin futures	798,125	*	Due from/to broker-variation margin futures	2,238,483	*
Interest rate contracts	Due from/to broker-variation margin swaps	5,988,518	*	Due from/to broker-variation margin swaps	2,562,605	*
Interest rate contracts	Premiums paid for OTC swap agreements	980		Premiums received for OTC swap agreements	708
Interest rate contracts	Unaffiliated investments	500,326		Options written outstanding, at value	503,305
Interest rate contracts	Unrealized appreciation on OTC swap agreements	365,357		Unrealized depreciation on OTC swap agreements	168,774

		$48,157,883			$30,282,662

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(4,100,247)	$—	$—
Credit contracts	—	—	—	159,483	—	—	(101,085)
Equity contracts	(114,220)	(225)	—	—	104,276,622	—	(17,299,157)
Foreign exchange contracts	—	—	(1,706,737)	2,551,147	955,039	13,605,536	—
Interest rate contracts	—	—	493,908	7,465,134	9,851,654	—	(20,950,020)

Total	$(114,220)	$(225)	$(1,212,829)	$10,175,764	$110,983,068	$13,605,536	$(38,350,262)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$2,667,602	$—	$3,859,340
Credit contracts	—	1,770	13,848	—	—	561,321
Equity contracts	1,725	—	—	4,989,133	—	4,935,462
Foreign exchange contracts	—	123,537	(321,715)	16,522	1,127,964	—
Interest rate contracts	—	263,676	(337,736)	605,831	—	4,301,921

Total	$1,725	$388,983	$(645,603)	$8,279,088	$1,127,964	$13,658,044

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,049,252	$168,042,443	$1,106,797,206	$488,560,264	$798,839,938

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$890,683,815	$216,914	$524,761,669	$44,838,540

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$20,706,001	$3,131,454	$370,910,604	$78,094,242

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$52,654,838	$(52,654,838)	$—
Securities Sold Short	Credit Suisse First Boston Corp.	(73,203,737)	73,203,737	—
Securities Sold Short	JPMorgan Chase Bank, N.A.	(26,570,979)	26,570,979	—
Repurchase Agreements	Citigroup Global Markets, Inc.	27,800,000	(27,800,000)	—
Repurchase Agreements	The Bank of Nova Scotia - Toronto	7,700,000	(7,700,000)	—

		$(11,619,878)

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.(3-a)	$26,876	$(40,073)	$(13,197)	$—	$(13,197)
Bank of America, N.A.(3-b)	—	(1,247)	(1,247)	1,247	—
Bank of America, N.A.(4)	147,212	(132,667)	14,545	(14,545)	—
Bank of America, N.A.(5-a)	22,816	(8,097)	14,719	(14,719)	—
Bank of America, N.A.(8)	211	(23)	188	—	188
Barclays Bank PLC(3-a)	43,955	(128,690)	(84,735)	42,413	(42,322)
Barclays Bank PLC(3-b)	36,414	(36,559)	(145)	—	(145)
Barclays Bank PLC(6)	4,406,054	(5,597,735)	(1,191,681)	1,191,681	—
Barclays Bank PLC(8)	2,528	(2,971)	(443)	—	(443)
BNP Paribas S.A.(3-a)	181,796	(254,789)	(72,993)	—	(72,993)
BNP Paribas S.A.(3-b)	140,894	(398,287)	(257,393)	—	(257,393)
BNP Paribas S.A.(5-b)	89,939	(575,178)	(485,239)	—	(485,239)
BNP Paribas S.A.(8)	127,463	(4,939)	122,524	(60,000)	62,524
Citibank, N.A.(3-a)	157,655	(538,972)	(381,317)	370,996	(10,321)
Citibank, N.A.(3-b)	4,527	(123,896)	(119,369)	—	(119,369)
Citibank, N.A.(4)	2,116,061	(1,786,434)	329,627	(270,000)	59,627
Citibank, N.A.(5-b)	824,079	(699,178)	124,901	(124,901)	—
Citibank, N.A.(8)	12	—	12	—	12
Commonwealth Bank of Australia(8)	—	(800)	(800)	—	(800)
Credit Suisse International(3-a)	19,769	(814)	18,955	—	18,955
Credit Suisse Securities (Europe) Ltd.(9)	1,967,369	—	1,967,369	(1,967,369)	—
Deutsche Bank AG(3-a)	11,111	(1,061)	10,050	(10,050)	—
Goldman Sachs & Co. LLC(3-b)	—	(709)	(709)	—	(709)
Goldman Sachs Bank USA(3-a)	51,837	(2,594)	49,243	—	49,243
Goldman Sachs Bank USA(3-b)	—	(26,206)	(26,206)	—	(26,206)
Goldman Sachs Bank USA(5-a)	17,037	(17,954)	(917)	—	(917)
Goldman Sachs Bank USA(5-b)	433,548	(377,728)	55,820	(55,820)	—
Goldman Sachs International(3-a)	35,255	(110,875)	(75,620)	—	(75,620)
Goldman Sachs International(3-b)	75,425	(129,391)	(53,966)	—	(53,966)
Goldman Sachs International(4)	4,616,702	(4,406,396)	210,306	—	210,306
Goldman Sachs International(5-a)	—	(12,288)	(12,288)	—	(12,288)
Goldman Sachs International(5-b)	574,877	(633,230)	(58,353)	—	(58,353)
Goldman Sachs International(8)	19,087	(104,261)	(85,174)	70,000	(15,174)
HSBC Bank USA, N.A.(3-a)	44,600	(532,604)	(488,004)	300,996	(187,008)
HSBC Bank USA, N.A.(3-b)	3,558	(1,677)	1,881	—	1,881
JPMorgan Chase Bank, London(3-a)	—	(128)	(128)	—	(128)
JPMorgan Chase Bank, N.A.(3-a)	29,018	(6,143)	22,875	—	22,875
JPMorgan Chase Bank, N.A.(3-b)	—	(3,258)	(3,258)	—	(3,258)
JPMorgan Chase Bank, N.A.(4)	440,166	—	440,166	—	440,166
JPMorgan Chase Bank, N.A.(5-a)	60,051	(238,635)	(178,584)	60,000	(118,584)
JPMorgan Chase Bank, N.A.(5-b)	540,234	(819,403)	(279,169)	30,000	(249,169)
JPMorgan Chase Bank, N.A.(8)	719,813	(561,964)	157,849	(157,849)	—
Merrill Lynch International(9)	3,859,340	—	3,859,340	(3,859,340)	—
Morgan Stanley & Co. International PLC(3-a)	20,771	(143,367)	(122,596)	122,596	—
Morgan Stanley & Co. International PLC(5-b)	159,374	(119,733)	39,641	—	39,641
Morgan Stanley & Co. International PLC(6)	4,971,854	(3,780,306)	1,191,548	(1,191,548)	—
Morgan Stanley Capital Services LLC(3-a)	21,919	(5,926)	15,993	(15,993)	—
Morgan Stanley Capital Services LLC(3-b)	95,802	(57,001)	38,801	—	38,801
Morgan Stanley Capital Services LLC(5-b)	91,760	(165,991)	(74,231)	30,000	(44,231)
Standard Chartered Bank, London(3-a)	91,830	(552,302)	(460,472)	460,472	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Standard Chartered Bank, London(3-b)	$28,807	$(295,881)	$(267,074)	$154,699	$(112,375)
The Bank of New York Mellon(8)	—	(175)	(175)	—	(175)
UBS AG(3-a)	2,667	(120,615)	(117,948)	117,948	—
UBS AG(7)	441,180	—	441,180	—	441,180
UBS AG(8)	15,007	(101,861)	(86,854)	—	(86,854)

	$27,788,260	$(23,661,012)	$4,127,248	$(4,789,086)	$(661,838)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3-a)	PIMCO International Hedge managed sleeve

(3-b)	PIMCO Real Return managed sleeve

(4)	AQR managed sleeve

(5-a)	Western Asset Management (Emerging Markets) managed sleeve

(5-b)	Western Asset Management (Macro Opportunities) managed sleeve

(6)	First Quadrant managed sleeve

(7)	Alpha Simplex managed sleeve

(8)	Morgan Stanley managed sleeve

(9)	QMA managed sleeve

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $52,654,838:
Affiliated investments (cost $2,209,524,536)	$2,761,555,287
Unaffiliated investments (cost $1,779,178,025)	1,887,001,281
Cash segregated for counterparty — OTC	12,550,000
Foreign currency, at value (cost $6,678,890)	6,527,123
Cash	4,958
Deposit with broker for securities sold short	102,337,539
Receivable for investments sold	36,881,285
Deposit with broker for centrally cleared/exchange-traded derivatives	26,561,349
Unrealized appreciation on OTC forward foreign currency exchange contracts	14,921,254
Unrealized appreciation on OTC swap agreements	11,943,749
Dividends and interest receivable	6,130,254
Due from broker-variation margin futures	858,228
Receivable for Portfolio shares sold	725,887
Tax reclaim receivable	600,393
Due from broker-variation margin swaps	232,914
Receivable from affiliate	36,109
Premiums paid for OTC swap agreements	980
Prepaid expenses and other assets	1,140,755

Total Assets	4,870,009,345

LIABILITIES
Payable for investments purchased	241,534,374
Securities sold short, at value (proceeds received $74,846,359)	99,774,716
Payable to broker for collateral for securities on loan	53,436,566
Unrealized depreciation on OTC forward foreign currency exchange contracts	17,117,140
Forward commitment contracts, at value (proceeds receivable $13,247,022)	14,074,387
Unrealized depreciation on OTC swap agreements	5,163,112
Cash segregated from counterparty — OTC	3,253,000
Options written outstanding, at value (proceeds received $1,646,661)	1,543,757
Management fee payable	1,116,546
Accrued expenses and other liabilities	820,892
Due to broker-variation margin futures	430,649
Payable to affiliate	371,600
Due to broker-variation margin swaps	241,355
Premiums received for OTC swap agreements	204,653
Dividends payable on securities sold short	82,011
Distribution fee payable	59,219
Trustees’ fees payable	5,722
Affiliated transfer agent fee payable	401
Payable for Portfolio shares purchased	113

Total Liabilities	439,230,213

NET ASSETS	$4,430,779,132

Net assets were comprised of:
Partners’ Equity	$4,430,779,132

Net asset value and redemption price per share, $4,430,779,132 / 263,672,632 outstanding shares of beneficial interest	$16.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $47,933 foreign withholding tax)	$22,895,807
Unaffiliated dividend income (net of $640,988 foreign withholding tax, of which $173,316 is reimbursable by an affiliate)	8,594,266
Affiliated dividend income	3,814,732
Income from securities lending, net (including affiliated income of $128,360)	150,179

Total income	35,454,984

EXPENSES
Management fee	24,474,711
Distribution fee	4,987,813
Dividends on securities sold short	1,237,548
Custodian and accounting fees	1,233,805
Broker fees and expenses on short sales	233,470
Audit fee	112,164
Interest expense on borrowed bonds-short and reverse repurchase agreements	92,096
Trustees’ fees	60,500
Legal fees and expenses	40,073
Shareholders’ reports	26,950
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,034
Miscellaneous	112,845

Total expenses	32,619,009
Less: Fee waiver and/or expense reimbursement	(419,504)

Net expenses	32,199,505

NET INVESTMENT INCOME (LOSS)	3,255,479

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $166,248,275) (net of foreign capital gains taxes $(23,710))	172,997,944
Net capital gain distributions received	5,364
Futures transactions	110,983,068
Forward and cross currency contract transactions	13,605,536
Options written transactions	10,175,764
Short sales transactions	(23,791,218)
Swap agreements transactions	(38,350,262)
Foreign currency transactions	(11,049,739)

234,576,457

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(181,111,346))	(168,618,866)
Futures	8,279,088
Forward and cross currency contracts	1,127,964
Options written	(645,603)
Short sales	(10,825,283)
Swap agreements	13,658,044
Foreign currencies	(261,438)

(157,286,094)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	77,290,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,545,842

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,255,479	$27,116,128
Net realized gain (loss) on investment and foreign currency transactions	234,571,093	181,916,291
Net capital gain distributions received	5,364	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(157,286,094)	438,541,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,545,842	647,574,318

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [159,752,420 and 36,295,000 shares, respectively]	2,275,611,865	537,258,780
Portfolio shares purchased [185,296,515 and 26,615,615 shares, respectively]	(2,587,400,009)	(405,044,036)

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

	Year Ended December 31, 2020	Year Ended December 31, 2019
NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	$(311,788,144)	$132,214,744

CAPITAL CONTRIBUTIONS	—	14,793

TOTAL INCREASE (DECREASE)	(231,242,302)	779,803,855
NET ASSETS:
Beginning of year	4,662,021,434	3,882,217,579

End of year	$4,430,779,132	$4,662,021,434

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 84.9%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST BlackRock/Loomis Sayles Bond Portfolio*	13,945,713	$221,597,378
AST ClearBridge Dividend Growth Portfolio*	31,546,610	726,833,906
AST Emerging Markets Equity Portfolio*	9,649,755	98,909,991
AST Global Bond Portfolio*	77,846,670	959,070,975
AST Goldman Sachs Small-Cap Value Portfolio*	6,054,734	155,243,391
AST High Yield Portfolio*	5,447,331	63,624,826
AST Hotchkis & Wiley Large-Cap Value Portfolio*	20,238,060	671,296,444
AST International Growth Portfolio*	24,672,103	665,159,889
AST International Value Portfolio*	31,327,886	668,223,806
AST Jennison Large-Cap Growth Portfolio*	9,289,813	579,684,368
AST Large-Cap Core Portfolio*	75,055,146	1,803,575,152
AST Loomis Sayles Large-Cap Growth Portfolio*	7,579,963	637,171,716
AST MFS Growth Portfolio*	12,405,404	540,131,283
AST MFS Large-Cap Value Portfolio*	36,849,587	894,339,490
AST Mid-Cap Growth Portfolio*	3,790,279	60,000,116
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	963,066	33,389,499
AST Prudential Core Bond Portfolio*	54,698,069	776,712,577
AST QMA International Core Equity Portfolio*	42,956,108	577,759,649
AST Small-Cap Growth Opportunities Portfolio*	3,697,826	120,623,078
AST Small-Cap Growth Portfolio*	1,750,418	137,792,888
AST Small-Cap Value Portfolio*	4,051,095	118,372,985
AST T. Rowe Price Large-Cap Growth Portfolio*	10,283,508	663,491,951
AST T. Rowe Price Large-Cap Value Portfolio*	38,294,611	673,219,262
AST WEDGE Capital Mid-Cap Value Portfolio*	1,382,355	33,383,872
AST Western Asset Core Plus Bond Portfolio*	33,434,790	508,208,803
AST Western Asset Emerging Markets Debt Portfolio*	3,765,989	49,447,435

TOTAL LONG-TERM INVESTMENTS (cost $9,893,234,939)(w)		12,437,264,730

SHORT-TERM INVESTMENTS — 14.9%
AFFILIATED MUTUAL FUND — 13.7%	Shares	Value
PGIM Core Ultra Short Bond Fund (cost $2,012,366,362)(w)	2,012,366,362	$2,012,366,362

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 1.2%
U.S. Treasury Bills
0.059%	02/25/21	169,700	169,684,248

(cost $169,684,701)
TOTAL SHORT-TERM INVESTMENTS (cost $2,182,051,063)			2,182,050,610

TOTAL INVESTMENTS — 99.8% (cost $12,075,286,002)			14,619,315,340
Other assets in excess of liabilities(z) — 0.2%			23,527,591

NET ASSETS — 100.0%			$14,642,842,931

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the underlying funds in which the Fund invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
500	2 Year U.S. Treasury Notes	Mar. 2021	$110,488,281	$101,754
1,380	5 Year U.S. Treasury Notes	Mar. 2021	174,106,403	333,725
461	10 Year U.S. Treasury Notes	Mar. 2021	63,654,018	(15,075)
621	20 Year U.S. Treasury Bonds	Mar. 2021	107,549,438	(1,377,359)
3,241	Mini MSCI EAFE Index	Mar. 2021	345,296,140	3,956,185
941	Russell 2000 E-Mini Index	Mar. 2021	92,914,340	3,031,978

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
6,780	S&P 500 E-Mini Index	Mar. 2021	$1,270,843,200	$32,056,475

				$38,087,683

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$169,684,248

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$14,449,631,092	$—	$—
U.S. Treasury Obligation	—	169,684,248	—

Total	$14,449,631,092	$169,684,248	$—

Other Financial Instruments*
Assets
Futures Contracts	$39,480,117	$—	$—

Liabilities
Futures Contracts	$(1,392,434)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Large/Mid-Cap Growth	29.3%
Core Bond	16.9
Large/Mid-Cap Value	15.7
Ultra Short Bond	13.7
International Value	8.5
Large/Mid-Cap Blend	5.0
International Growth	4.5
Small-Cap Value	1.9

Small-Cap Growth	1.7%
U.S. Treasury Obligation	1.2
Emerging Markets	1.0
High Yield	0.4

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$39,044,638	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	435,479	*	Due from/to broker-variation margin futures	1,392,434	*

		$39,480,117			$1,392,434

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$454,761,451
Interest rate contracts	19,711,446

Total	$474,472,897

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$25,127,169
Interest rate contracts	1,105,815

Total	$26,232,984

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$2,133,256,511

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Affiliated investments (cost $11,905,601,301)	$14,449,631,092
Unaffiliated investments (cost $169,684,701)	169,684,248
Receivable for investments sold	20,000,000
Due from broker-variation margin futures	5,812,447
Receivable for Portfolio shares sold	166,820
Prepaid expenses	31,243

Total Assets	14,645,325,850

LIABILITIES
Payable for Portfolio shares purchased	1,415,948
Management fee payable	834,475
Custodian and accounting fees payable	174,540
Accrued expenses and other liabilities	40,612
Trustees’ fees payable	16,943
Affiliated transfer agent fee payable	401

Total Liabilities	2,482,919

NET ASSETS	$14,642,842,931

Net assets were comprised of:
Partners’ Equity	$14,642,842,931

Net asset value and redemption price per share, $14,642,842,931 / 593,194,748 outstanding shares of beneficial interest	$24.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Affiliated dividend income	$14,946,017
Interest income	268,751

Total income	15,214,768

EXPENSES
Management fee	19,417,157
Custodian and accounting fees	571,755
Trustees’ fees	177,270
Legal fees and expenses	76,389
Audit fee	23,663
Shareholders’ reports	7,043
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Miscellaneous	459,157

Total expenses	20,739,470
Less: Fee waiver and/or expense reimbursement	(202,578)

Net expenses	20,536,892

NET INVESTMENT INCOME (LOSS)	(5,322,124)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,234,825,713)	1,234,825,713
Futures transactions	474,472,897

1,709,298,610

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(381,872,019))	(381,879,468)
Futures	26,232,984

(355,646,484)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,353,652,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,348,330,002

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(5,322,124)	$17,146,611
Net realized gain (loss) on investment and foreign currency transactions	1,709,298,610	1,090,805,290
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(355,646,484)	1,589,245,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,348,330,002	2,697,197,026

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [225,253,468 and 28,843,113 shares, respectively]	4,265,298,718	542,388,706
Portfolio shares purchased [288,795,443 and 51,362,572 shares, respectively]	(5,260,689,705)	(1,039,532,427)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(995,390,987)	(497,143,721)

CAPITAL CONTRIBUTIONS	—	6,367

TOTAL INCREASE (DECREASE)	352,939,015	2,200,059,672
NET ASSETS:
Beginning of year	14,289,903,916	12,089,844,244

End of year	$14,642,842,931	$14,289,903,916

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.0%
Northrop Grumman Corp.	62,540	$19,057,189
Raytheon Technologies Corp.	703,210	50,286,547

		69,343,736

Air Freight & Logistics — 2.5%
United Parcel Service, Inc. (Class B Stock)	253,502	42,689,737

Banks — 5.6%
Bank of America Corp.	936,002	28,370,221
JPMorgan Chase & Co.	221,691	28,170,275
PNC Financial Services Group, Inc. (The)	156,506	23,319,394
U.S. Bancorp	351,938	16,396,791

		96,256,681

Beverages — 1.9%
Coca-Cola Co. (The)	583,060	31,975,010

Capital Markets — 5.0%
Apollo Global Management, Inc.	684,055	33,505,014
Blackstone Group, Inc. (The) (Class A Stock)	794,529	51,493,424

		84,998,438

Chemicals — 7.2%
Ecolab, Inc.	158,164	34,220,363
Linde PLC (United Kingdom)	159,914	42,138,938
PPG Industries, Inc.	328,255	47,340,936

		123,700,237

Commercial Services & Supplies — 2.0%
Waste Management, Inc.	290,336	34,239,325

Construction Materials — 1.7%
Vulcan Materials Co.	195,508	28,995,792

Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	539,510	31,696,213

Electric Utilities — 3.3%
Edison International	440,713	27,685,591
NextEra Energy, Inc.	378,232	29,180,599

		56,866,190

Entertainment — 2.1%
Walt Disney Co. (The)*	196,951	35,683,582

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	126,320	28,353,787
Boston Properties, Inc.	137,090	12,959,118

		41,312,905

Food & Staples Retailing — 1.9%
Walmart, Inc.	220,122	31,730,586

Food Products — 4.1%
Mondelez International, Inc. (Class A Stock)	614,240	35,914,613
Nestle SA (Switzerland), ADR	290,495	34,220,311

		70,134,924

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 1.5%
Becton, Dickinson & Co.	99,570	$24,914,405

Health Care Providers & Services — 2.0%
UnitedHealth Group, Inc.	97,073	34,041,560

Household Products — 2.2%
Procter & Gamble Co. (The)	272,607	37,930,538

Insurance — 5.0%
American International Group, Inc.	658,185	24,918,884
MetLife, Inc.	581,828	27,316,825
Travelers Cos., Inc. (The)	244,507	34,321,447

		86,557,156

IT Services — 4.2%
Mastercard, Inc. (Class A Stock)	96,771	34,541,441
Visa, Inc. (Class A Stock)(a)	174,931	38,262,657

		72,804,098

Machinery — 0.6%
Otis Worldwide Corp.	143,422	9,688,156

Media — 3.6%
Comcast Corp. (Class A Stock)	1,161,361	60,855,316

Multi-Utilities — 3.4%
Public Service Enterprise Group, Inc.	362,470	21,132,001
Sempra Energy	161,310	20,552,507
WEC Energy Group, Inc.	173,543	15,971,162

		57,655,670

Oil, Gas & Consumable Fuels — 4.5%
Enbridge, Inc. (Canada)(a)	642,909	20,566,659
Kinder Morgan, Inc.	1,654,139	22,612,080
Williams Cos., Inc. (The)	1,714,882	34,383,384

		77,562,123

Pharmaceuticals — 7.7%
Johnson & Johnson	246,930	38,861,843
Merck & Co., Inc.	505,321	41,335,258
Pfizer, Inc.	681,433	25,083,549
Zoetis, Inc.	163,599	27,075,634

		132,356,284

Road & Rail — 2.0%
Union Pacific Corp.	167,271	34,829,168

Semiconductors & Semiconductor Equipment — 2.8%
Broadcom, Inc.	34,480	15,097,068
Texas Instruments, Inc.	200,466	32,902,485

		47,999,553

Software — 5.9%
Microsoft Corp.	374,597	83,317,865
Oracle Corp.	266,370	17,231,475

		100,549,340

Specialty Retail — 2.1%
Home Depot, Inc. (The)	137,653	36,563,390

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	724,930	$96,190,962

TOTAL LONG-TERM INVESTMENTS (cost $1,380,405,840)		1,690,121,075

SHORT-TERM INVESTMENTS — 3.3%

AFFILIATED MUTUAL FUND — 2.0%
PGIM Institutional Money Market Fund (cost $33,379,721; includes $33,373,676 of cash collateral for securities on loan)(b)(w)	33,393,224	33,376,527

UNAFFILIATED FUND — 1.3%
Fidelity Government Portfolio, (Institutional Shares)	23,066,250	23,066,250

(cost $23,066,250)
TOTAL SHORT-TERM INVESTMENTS (cost $56,445,971)		56,442,777

TOTAL INVESTMENTS—101.9% (cost $1,436,851,811)		1,746,563,852
Liabilities in excess of other assets — (1.9)%		(31,876,035)

NET ASSETS — 100.0%		$1,714,687,817

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,700,095; cash collateral of $33,373,676 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$69,343,736	$—	$—
Air Freight & Logistics	42,689,737	—	—
Banks	96,256,681	—	—
Beverages	31,975,010	—	—
Capital Markets	84,998,438	—	—
Chemicals	123,700,237	—	—
Commercial Services & Supplies	34,239,325	—	—
Construction Materials	28,995,792	—	—
Diversified Telecommunication Services	31,696,213	—	—
Electric Utilities	56,866,190	—	—
Entertainment	35,683,582	—	—
Equity Real Estate Investment Trusts (REITs)	41,312,905	—	—
Food & Staples Retailing	31,730,586	—	—
Food Products	70,134,924	—	—
Health Care Equipment & Supplies	24,914,405	—	—
Health Care Providers & Services	34,041,560	—	—
Household Products	37,930,538	—	—
Insurance	86,557,156	—	—
IT Services	72,804,098	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Machinery	$9,688,156	$—	$—
Media	60,855,316	—	—
Multi-Utilities	57,655,670	—	—
Oil, Gas & Consumable Fuels	77,562,123	—	—
Pharmaceuticals.	132,356,284	—	—
Road & Rail.	34,829,168	—	—
Semiconductors & Semiconductor Equipment.	47,999,553	—	—
Software	100,549,340	—	—
Specialty Retail.	36,563,390	—	—
Technology Hardware, Storage & Peripherals	96,190,962	—	—
Affiliated Mutual Fund	33,376,527	—	—
Unaffiliated Fund	23,066,250	—	—

Total	$1,746,563,852	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Pharmaceuticals	7.7%
Chemicals	7.2
Software	5.9
Banks	5.6
Technology Hardware, Storage & Peripherals	5.6
Insurance	5.0
Capital Markets	5.0
Oil, Gas & Consumable Fuels	4.5
IT Services	4.2
Food Products	4.1
Aerospace & Defense	4.0
Media	3.6
Multi-Utilities	3.4
Electric Utilities	3.3
Semiconductors & Semiconductor Equipment	2.8
Air Freight & Logistics	2.5
Equity Real Estate Investment Trusts (REITs)	2.4
Household Products	2.2

Specialty Retail	2.1%
Entertainment	2.1
Road & Rail	2.0
Commercial Services & Supplies	2.0
Health Care Providers & Services	2.0
Affiliated Mutual Fund (1.9% represents investments purchased with collateral from securities on loan)	2.0
Beverages	1.9
Food & Staples Retailing	1.9
Diversified Telecommunication Services	1.8
Construction Materials	1.7
Health Care Equipment & Supplies	1.5
Unaffiliated Fund	1.3
Machinery	0.6

101.9
Liabilities in excess of other assets	(1.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$32,700,095	$(32,700,095)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $32,700,095:
Unaffiliated investments (cost $1,403,472,090) .	$1,713,187,325
Affiliated investments (cost $33,379,721)	33,376,527
Dividends receivable	1,540,853
Tax reclaim receivable	695,307
Receivable from affiliate	98,889
Receivable for Portfolio shares sold	23,361
Prepaid expenses and other assets	36,758

Total Assets	1,748,959,020

LIABILITIES
Payable to broker for collateral for securities on loan	33,373,676
Management fee payable.	360,478
Payable to affiliate	311,664
Payable for Portfolio shares purchased	91,714
Accrued expenses and other liabilities	84,121
Distribution fee payable	46,458
Trustees’ fees payable	2,691
Affiliated transfer agent fee payable	401

Total Liabilities	34,271,203

NET ASSETS	$1,714,687,817

Net assets were comprised of:
Partners’ Equity	$1,714,687,817

Net asset value and redemption price per share, $1,714,687,817 / 74,431,965 outstanding shares of beneficial interest	$23.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $616,712 foreign withholding tax, of which $162,166 is reimbursable by an affiliate)	$45,885,386
Income from securities lending, net (including affiliated income of $191,793)	192,805

Total income	46,078,191

EXPENSES
Management fee	13,022,619
Distribution fee	4,930,122
Custodian and accounting fees	141,969
Trustees’ fees	34,290
Legal fees and expenses	32,181
Audit fee	26,363
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	6,799
Miscellaneous	48,930

Total expenses	18,250,308
Less: Fee waiver and/or expense reimbursement	(236,646)

Net expenses	18,013,662

NET INVESTMENT INCOME (LOSS)	28,064,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $37,314)	237,548,395
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11,586))	(321,076,504)
Foreign currencies	187

(321,076,317)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(83,527,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(55,463,393)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$28,064,529	$25,084,654
Net realized gain (loss) on investment and foreign currency transactions	237,548,395	49,229,044
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(321,076,317)	396,781,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,463,393)	471,095,329

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [65,843,244 and 42,940,099 shares, respectively]	1,245,370,372	862,298,000
Portfolio shares purchased [103,671,558 and 10,313,073 shares, respectively]	(1,944,674,255)	(201,248,159)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(699,303,883)	661,049,841

CAPITAL CONTRIBUTIONS	—	1,899

TOTAL INCREASE (DECREASE)	(754,767,276)	1,132,147,069
NET ASSETS:
Beginning of year	2,469,455,093	1,337,308,024

End of year	$1,714,687,817	$2,469,455,093

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 83.7%
COMMON STOCKS — 40.6%	Shares	Value
Aerospace & Defense — 0.3%
AAR Corp.	3,768	$136,477
Airbus SE (France)*	423	46,481
BAE Systems PLC (United Kingdom)	13,694	91,416
Dassault Aviation SA (France)*	27	29,546
Elbit Systems Ltd. (Israel)	395	52,089
General Dynamics Corp.	481	71,582
HEICO Corp.	93	12,313
Hexcel Corp.(a)	2,761	133,881
Huntington Ingalls Industries, Inc.	568	96,833
Kongsberg Gruppen ASA (Norway)	5,883	121,215
L3Harris Technologies, Inc.	516	97,534
LISI (France)*	1,166	28,809
Lockheed Martin Corp.	594	210,858
Northrop Grumman Corp.	383	116,708
Raytheon Technologies Corp.	4,622	330,519
Safran SA (France)*	20,670	2,941,367
Senior PLC (United Kingdom)*	39,809	48,941
Singapore Technologies Engineering Ltd. (Singapore)	10,061	29,211
Teledyne Technologies, Inc.*	8,723	3,419,241
Textron, Inc.	16,127	779,418
Thales SA (France)	801	73,407
TransDigm Group, Inc.*	57	35,274
Ultra Electronics Holdings PLC (United Kingdom)	8,554	242,774

		9,145,894

Air Freight & Logistics — 0.4%
bpost SA (Belgium)*	35,900	373,820
C.H. Robinson Worldwide, Inc.	3,193	299,727
Cia de Distribucion Integral Logista Holdings SA (Spain)	7,442	144,993
CTT-Correios de Portugal SA (Portugal)*	6,459	18,626
Deutsche Post AG (Germany)	51,955	2,618,228
DSV Panalpina A/S (Denmark)	1,009	169,227
Expeditors International of Washington, Inc.	931	88,548
FedEx Corp.	6,353	1,649,366
ID Logistics Group (France)*	100	27,679
Kerry Logistics Network Ltd. (China)	205,500	452,276
Kintetsu World Express, Inc. (Japan)	300	7,120
Oesterreichische Post AG (Austria)(a)	823	28,846
SG Holdings Co. Ltd. (Japan)	3,882	105,967
Singapore Post Ltd. (Singapore)	56,400	30,203
United Parcel Service, Inc. (Class B Stock)	31,833	5,360,677
XPO Logistics, Inc.*(a)	2,648	315,642
Yamato Holdings Co. Ltd. (Japan)	7,405	188,792

		11,879,737

Airlines — 0.0%
Alaska Air Group, Inc.	2,839	147,628
easyJet PLC (United Kingdom)	13,346	152,346
JET2 PLC (United Kingdom)*	3,585	70,041
SkyWest, Inc.	2,303	92,834

COMMON STOCKS (continued)	Shares	Value
Airlines (cont’d.)
Southwest Airlines Co.	1,185	$55,233

		518,082

Auto Components — 0.3%
Adient PLC*	4,412	153,405
Aptiv PLC.	782	101,887
BorgWarner, Inc.	2,426	93,741
Bridgestone Corp. (Japan)	1,510	49,536
Cie Generale des Etablissements Michelin SCA (France)	593	76,196
Denso Corp. (Japan)	890	52,981
Gentex Corp.	22,740	771,568
Johnson Electric Holdings Ltd. (Hong Kong)	69,500	172,137
Lear Corp.	1,126	179,068
Linamar Corp. (Canada)	32,500	1,721,384
Magna International, Inc. (Canada)	72,169	5,108,923
Sumitomo Electric Industries Ltd. (Japan)	3,440	45,583
Toyota Industries Corp. (Japan)	569	45,221
TPR Co. Ltd. (Japan)	5,300	72,811
TS Tech Co. Ltd. (Japan)	3,200	98,897

		8,743,338

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	3,997	357,928
Daimler AG (Germany)	3,911	277,463
Ferrari NV (Italy)	4,173	968,588
Fiat Chrysler Automobiles NV (United Kingdom)*	115,500	2,076,403
Ford Motor Co.	415,935	3,656,069
General Motors Co.	1,624	67,623
Honda Motor Co. Ltd. (Japan)	197,752	5,551,724
Piaggio & C SpA (Italy)	46,842	153,220
Subaru Corp. (Japan)	5,500	109,941
Suzuki Motor Corp. (Japan)	485	22,495
Tesla, Inc.*	1,885	1,330,188
Toyota Motor Corp. (Japan)	54,553	4,207,738
Trigano SA (France)	694	123,109
Volkswagen AG (Germany)	872	182,093

		19,084,582

Banks — 1.2%
Australia & New Zealand Banking Group Ltd. (Australia)	12,203	214,653
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,133,266	5,617,634
Banco Santander SA (Spain)*	15,975	49,646
Bank Hapoalim BM (Israel)*	4,837	33,198
Bank Leumi Le-Israel BM (Israel)	5,909	34,905
Bank of America Corp.	8,846	268,122
Bank of East Asia Ltd. (The) (Hong Kong)	24,000	51,452
Bank of Georgia Group PLC (Georgia)*	1,586	26,451
Bank of Kyoto Ltd. (The) (Japan)	623	32,453
Bank of Montreal (Canada)	4,132	314,161
Bank of Nova Scotia (The) (Canada)	6,447	348,459

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Bankinter SA (Spain)	32,298	$174,884
Banque Cantonale Vaudoise (Switzerland)	1,095	119,969
Barclays PLC (United Kingdom)*	153,734	309,332
BAWAG Group AG (Austria), 144A*	12,235	569,320
BNP Paribas SA (France)*	114,348	6,053,528
BOC Hong Kong Holdings Ltd. (China)	48,833	148,237
CaixaBank SA (Spain)	11,045	28,520
Canadian Imperial Bank of Commerce (Canada)	1,870	159,719
Chiba Bank Ltd. (The) (Japan)	4,971	27,445
Citigroup, Inc.	7,384	455,297
Citizens Financial Group, Inc.	6,512	232,869
Commerce Bancshares, Inc.	1,956	128,509
Commonwealth Bank of Australia (Australia)	5,694	362,156
Community Bank System, Inc.	1,830	114,027
Credit Agricole SA (France)*	19,308	246,334
Cullen/Frost Bankers, Inc.	1,100	95,953
Danske Bank A/S (Denmark)*	5,250	86,284
DBS Group Holdings Ltd. (Singapore)	277,734	5,272,832
East West Bancorp, Inc.	3,644	184,787
Erste Group Bank AG (Austria)*	998	30,541
Fifth Third Bancorp	2,593	71,489
FinecoBank Banca Fineco SpA (Italy)*	12,519	205,412
First Financial Bankshares, Inc.	4,827	174,617
First Horizon Corp.	38,697	493,774
First Republic Bank	775	113,871
Glacier Bancorp, Inc.	3,690	169,777
Hang Seng Bank Ltd. (Hong Kong)	3,806	65,698
HSBC Holdings PLC (United Kingdom)*	30,890	160,026
ING Groep NV (Netherlands)*	23,990	227,402
Intesa Sanpaolo SpA (Italy)*	424,636	995,188
Japan Post Bank Co. Ltd. (Japan)	5,135	42,095
JPMorgan Chase & Co.	6,514	827,734
KeyCorp.	4,003	65,689
Liberbank SA (Spain)*	211,945	65,593
Lloyds Banking Group PLC (United Kingdom)*	54,864	27,290
Mitsubishi UFJ Financial Group, Inc. (Japan)	19,873	87,846
Mizuho Financial Group, Inc. (Japan)	8,324	105,723
National Australia Bank Ltd. (Australia)	8,769	153,999
National Bank of Canada (Canada)	2,864	161,189
Nordea Bank Abp (Finland)*	9,663	79,408
Oversea-Chinese Banking Corp. Ltd. (Singapore)	30,566	232,712
PacWest Bancorp	3,109	78,969
Pinnacle Financial Partners, Inc.	3,546	228,362
PNC Financial Services Group, Inc. (The)	263	39,187
Prosperity Bancshares, Inc.	2,116	146,766
Raiffeisen Bank International AG (Austria)*	8,351	171,638
Resona Holdings, Inc. (Japan)	18,858	65,857
Royal Bank of Canada (Canada)	8,066	662,757
Shinsei Bank Ltd. (Japan)	3,247	40,057
Shizuoka Bank Ltd. (The) (Japan)	6,437	47,157

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Signature Bank	27,770	$3,757,003
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)*	4,956	51,200
SpareBank 1 Nord Norge (Norway)	2,493	21,873
Sparebank 1 Oestlandet (Norway)	737	8,453
SpareBank 1 SMN (Norway)	32,644	368,576
Standard Chartered PLC (United Kingdom)*	25,935	164,182
Sumitomo Mitsui Financial Group, Inc. (Japan)	34,026	1,049,866
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,106	64,831
SVB Financial Group*	170	65,931
Swedbank AB (Sweden) (Class A Stock)*	3,583	62,684
Synovus Financial Corp.	3,844	124,430
Toronto-Dominion Bank (The) (Canada)	6,012	339,683
U.S. Bancorp	799	37,225
Unicaja Banco SA (Spain), 144A*	15,865	14,004
United Overseas Bank Ltd. (Singapore)	8,832	151,039
Van Lanschot Kempen NV (Netherlands)*	8,417	220,262
Wells Fargo & Co.	1,917	57,855
Western Alliance Bancorp	9,418	564,609
Westpac Banking Corp. (Australia)	13,535	203,212
Wintrust Financial Corp.	1,902	116,193

		35,242,070

Beverages — 0.5%
Anheuser-Busch InBev SA/NV (Belgium)	1,902	133,066
Asahi Group Holdings Ltd. (Japan)	2,945	121,382
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	1,300	1,292,577
Brown-Forman Corp. (Class B Stock)	3,249	258,068
C&C Group PLC (Ireland)*	3,789	11,840
Carlsberg A/S (Denmark) (Class B Stock)	854	136,045
Coca-Cola Amatil Ltd. (Australia)	6,258	62,456
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	8,578	133,913
Coca-Cola Co. (The)	8,005	438,994
Coca-Cola European Partners PLC (United Kingdom)	2,362	117,698
Coca-Cola HBC AG (Switzerland)*	1,275	41,565
Constellation Brands, Inc. (Class A Stock)	3,256	713,227
Davide Campari-Milano NV (Italy)	221,513	2,530,973
Diageo PLC (United Kingdom)	6,854	270,010
Heineken Holding NV (Netherlands)	788	75,405
Heineken NV (Netherlands)	886	98,995
Ito En Ltd. (Japan)	5,502	348,120
Kirin Holdings Co. Ltd. (Japan)	1,330	31,360
Molson Coors Beverage Co. (Class B Stock)	15,613	705,551
Monster Beverage Corp.*	59,199	5,474,723
PepsiCo, Inc.	4,502	667,647
Pernod Ricard SA (France)	585	112,184

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Beverages (cont’d.)
Primo Water Corp.	463	$7,260
Remy Cointreau SA (France)	405	75,492
Suntory Beverage & Food Ltd. (Japan)	1,700	60,154

		13,918,705

Biotechnology — 0.6%
AbbVie, Inc.	59,104	6,332,994
Agios Pharmaceuticals, Inc.*	2,690	116,558
Alexion Pharmaceuticals, Inc.*	2,342	365,914
Amgen, Inc.	2,670	613,886
Argenx SE (Netherlands)*	288	85,664
Biogen, Inc.*	4,267	1,044,818
CSL Ltd. (Australia)	2,266	497,178
Emergent BioSolutions, Inc.*	1,230	110,208
Exelixis, Inc.*	6,490	130,254
Genmab A/S (Denmark)*	434	174,818
Gilead Sciences, Inc.	6,205	361,503
Grifols SA (Spain)	4,061	118,907
Halozyme Therapeutics, Inc.*	5,284	225,680
Incyte Corp.*	4,244	369,143
Neurocrine Biosciences, Inc.*	1,619	155,181
Pharma Mar SA (Spain)	2,753	240,725
Regeneron Pharmaceuticals, Inc.*	462	223,197
Sarepta Therapeutics, Inc.*	1,256	214,136
Seagen, Inc.*	4,105	718,950
Sinovac Biotech Ltd. (China)*^	3,000	19,513
Vertex Pharmaceuticals, Inc.*	22,982	5,431,566
Vitrolife AB (Sweden)*	658	17,241

		17,568,034

Building Products — 0.4%
A.O. Smith Corp.	3,061	167,804
Allegion PLC	1,543	179,574
Assa Abloy AB (Sweden) (Class B Stock)	2,545	62,823
AZEK Co., Inc. (The)*	3,482	133,883
Belimo Holding AG (Switzerland)	1	8,784
Carrier Global Corp.	3,389	127,833
Cie de Saint-Gobain (France)*	8,277	381,898
Daikin Industries Ltd. (Japan)	1,057	235,194
Fortune Brands Home & Security, Inc.	873	74,833
Geberit AG (Switzerland)	220	138,873
Gibraltar Industries, Inc.*	1,239	89,134
Inwido AB (Sweden)*	15,889	233,512
Johnson Controls International PLC	1,809	84,281
Kingspan Group PLC (Ireland)*	1,101	77,426
Lennox International, Inc.(a)	8,892	2,436,141
Lindab International AB (Sweden)	11,248	233,770
Lixil Corp. (Japan)	5,777	125,010
Masco Corp.	76,810	4,219,173
Nibe Industrier AB (Sweden) (Class B Stock)	3,931	129,042
Reliance Worldwide Corp. Ltd.	33,043	103,636
Resideo Technologies, Inc.*	5,963	126,773
ROCKWOOL International A/S (Denmark) (Class B Stock)	142	53,342
TOTO Ltd. (Japan)	611	36,756
Trane Technologies PLC	1,093	158,660
Uponor OYJ (Finland)	7,802	173,353

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Xinyi Glass Holdings Ltd. (Hong Kong)	33,197	$92,714
Zehnder Group AG (Switzerland)	4,627	311,354

		10,195,576

Capital Markets — 1.2%
Ameriprise Financial, Inc.	1,220	237,083
Amundi SA (France), 144A*	808	66,161
ASX Ltd. (Australia)	1,184	65,823
Azimut Holding SpA (Italy)	10,952	238,587
Bank of New York Mellon Corp. (The)	6,597	279,977
BlackRock, Inc.	370	266,970
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	2,983	123,313
Cboe Global Markets, Inc.	546	50,844
Charles Schwab Corp. (The)	776	41,159
CI Financial Corp. (Canada)	21,415	265,479
CME Group, Inc.	30,791	5,605,502
Credit Suisse Group AG (Switzerland)	21,887	286,176
Daiwa Securities Group, Inc. (Japan)	8,394	38,241
Deutsche Bank AG (Germany)*	8,339	92,612
Deutsche Boerse AG (Germany)	1,602	272,993
EQT AB (Sweden)	1,767	45,357
Flow Traders (Netherlands), 144A	14,273	472,524
Hamilton Lane, Inc. (Class A Stock)	1,419	110,753
Hargreaves Lansdown PLC (United Kingdom)	15,261	319,371
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	10,135	557,624
Houlihan Lokey, Inc.	1,780	119,669
IG Group Holdings PLC (United Kingdom)	6,062	71,481
IGM Financial, Inc. (Canada)	4,084	110,723
Intercontinental Exchange, Inc.	1,903	219,397
Invesco Ltd.	25,258	440,247
Investec PLC (South Africa)	20,113	51,862
JAFCO Group Co. Ltd. (Japan)	2,300	115,059
Japan Exchange Group, Inc. (Japan)	5,395	137,853
London Stock Exchange Group PLC (United Kingdom)	1,695	209,370
LPL Financial Holdings, Inc.	1,634	170,295
Macquarie Group Ltd. (Australia)	1,435	153,834
Magellan Financial Group Ltd. (Australia)	5,737	239,006
Man Group PLC (United Kingdom)	116,052	219,279
MarketAxess Holdings, Inc.	5,192	2,962,348
Matsui Securities Co. Ltd. (Japan)	34,100	267,727
Moody’s Corp.	1,521	441,455
Morgan Stanley	4,962	340,046
MSCI, Inc.	388	173,254
Nasdaq, Inc.	1,083	143,757
Netwealth Group Ltd. (Australia)	4,796	59,333
Ninety One PLC (United Kingdom)	6,705	20,968
Nomura Holdings, Inc. (Japan)	15,941	84,336
Northern Trust Corp.	46,537	4,334,456
Numis Corp. PLC (United Kingdom)	10,080	46,792
Partners Group Holding AG (Switzerland)	335	399,122
Pendal Group Ltd. (Australia)	45,638	230,762
S&P Global, Inc.	24,119	7,928,639

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
SBI Holdings, Inc. (Japan)	961	$22,806
Schroders PLC (United Kingdom)	1,441	65,925
Singapore Exchange Ltd. (Singapore)	48,412	340,715
St. James’s Place PLC (United Kingdom)	19,478	302,745
State Street Corp.	2,379	173,144
Stifel Financial Corp.	3,520	177,619
T. Rowe Price Group, Inc.	1,497	226,631
TMX Group Ltd. (Canada)	1,168	116,662
TP ICAP PLC (United Kingdom)	7,388	24,027
UBS Group AG (Switzerland)	323,117	4,631,685
Value Partners Group Ltd. (Hong Kong)	13,000	6,872
Virtu Financial, Inc. (Class A Stock)	1,273	32,041

		35,248,491

Chemicals — 0.9%
Air Liquide SA (France)	2,143	353,269
Air Products & Chemicals, Inc.	570	155,735
Air Water, Inc. (Japan)	1,767	31,443
Akzo Nobel NV (Netherlands)	1,119	120,508
Albemarle Corp.	905	133,506
Arkema SA (France)	460	52,749
Ashland Global Holdings, Inc.	2,129	168,617
Avient Corp.	7,167	288,687
Axalta Coating Systems Ltd.*	154,662	4,415,600
BASF SE (Germany)	1,348	106,468
Celanese Corp.	218	28,327
Chr Hansen Holding A/S (Denmark)*	635	65,236
Chugoku Marine Paints Ltd. (Japan)	2,000	20,151
Clariant AG (Switzerland)	2,343	49,940
Corteva, Inc.	2,581	99,936
Covestro AG (Germany), 144A	664	41,184
Croda International PLC (United Kingdom)	2,029	183,099
Daicel Corp. (Japan)	19,300	141,071
DIC Corp. (Japan)	7,400	187,225
Dow, Inc.	762	42,291
DuPont de Nemours, Inc.	447	31,786
Eastman Chemical Co.	727	72,904
Ecolab, Inc.	583	126,138
Elkem ASA (Norway), 144A	14,336	47,271
EMS-Chemie Holding AG (Switzerland)	191	185,430
Evonik Industries AG (Germany)	1,031	33,716
FMC Corp.	823	94,587
Fujimi, Inc. (Japan)	3,000	113,767
Givaudan SA (Switzerland)	58	246,042
Gurit Holding AG (Switzerland)	194	553,806
Huntsman Corp.	1,207	30,344
International Flavors & Fragrances, Inc.	373	40,597
Israel Corp. Ltd. (The) (Israel)*	65	12,432
Johnson Matthey PLC (United Kingdom)	5,677	188,861
JSP Corp. (Japan)	9,400	157,588
JSR Corp. (Japan)	2,118	59,010
Kaneka Corp. (Japan)	600	21,101
Kansai Paint Co. Ltd. (Japan)	1,682	51,817
Koninklijke DSM NV (Netherlands)	19,359	3,398,170
Kureha Corp. (Japan)	300	21,156

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Linde PLC (United Kingdom)	1,965	$517,797
Lintec Corp. (Japan)	2,500	55,156
Mitsubishi Chemical Holdings Corp. (Japan)	33,737	204,146
Mitsubishi Gas Chemical Co., Inc. (Japan)	2,698	62,017
Mitsui Chemicals, Inc. (Japan)	1,794	52,816
Mosaic Co. (The)	13,356	307,322
Nihon Parkerizing Co. Ltd. (Japan)	13,500	139,874
Nippon Paint Holdings Co. Ltd. (Japan)	1,234	135,462
Nissan Chemical Corp. (Japan)	663	41,308
Nitto Denko Corp. (Japan)	38,086	3,410,488
Novozymes A/S (Denmark) (Class B Stock)	1,598	90,939
Nutrien Ltd. (Canada)	4,612	221,886
Orica Ltd. (Australia)	3,256	37,871
Osaka Soda Co. Ltd. (Japan)	3,600	94,905
PPG Industries, Inc.	599	86,388
RPM International, Inc.	1,003	91,052
Sherwin-Williams Co. (The)	7,541	5,541,956
Shin-Etsu Chemical Co. Ltd. (Japan)	920	161,049
Shin-Etsu Polymer Co. Ltd. (Japan)	8,600	78,700
Sika AG (Switzerland)	823	225,765
Sumitomo Chemical Co. Ltd. (Japan)	18,382	74,360
Sumitomo Seika Chemicals Co. Ltd. (Japan)	6,900	274,900
Symrise AG (Germany)	1,314	175,913
Teijin Ltd. (Japan)	1,656	31,239
Tenma Corp. (Japan)	600	11,887
Tessenderlo Group SA (Belgium)*	1,262	50,551
Tokuyama Corp. (Japan)	700	15,805
Tokyo Ohka Kogyo Co. Ltd. (Japan)	3,200	225,940
Toray Industries, Inc. (Japan)	22,761	134,900
Toyo Ink SC Holdings Co. Ltd. (Japan)	500	9,571
Valqua Ltd. (Japan)	1,200	23,900
Westlake Chemical Corp.	911	74,338
Yara International ASA (Brazil)	1,235	51,699

		24,883,465

Commercial Services & Supplies — 0.3%
Brambles Ltd. (Australia)	491,752	4,043,061
Casella Waste Systems, Inc. (Class A Stock)*	1,942	120,307
Cewe Stiftung & Co. KGAA (Germany)	3,108	351,670
Cintas Corp.	680	240,353
Clean Harbors, Inc.*	1,415	107,681
Coor Service Management Holding AB (Sweden), 144A*	18,284	161,308
Copart, Inc.*	1,209	153,845
CT Environmental Group Ltd. (China)*^	198,000	3
GFL Environmental, Inc. (Canada)	2,600	75,800
IAA, Inc.*	1,639	106,502
Loomis AB (Sweden)	315	8,692
Rentokil Initial PLC (United Kingdom)*	446,401	3,115,293
Republic Services, Inc.	1,029	99,093
Ritchie Bros. Auctioneers, Inc. (Canada)	2,986	207,558
Rollins, Inc.	9,031	352,841
Secom Co. Ltd. (Japan)	861	79,452

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (cont’d.)
Securitas AB (Sweden) (Class B Stock)	3,117	$50,357
Sohgo Security Services Co. Ltd. (Japan)	761	39,439
Waste Connections, Inc.	2,096	214,987
Waste Management, Inc.	666	78,541

		9,606,783

Communications Equipment — 0.1%
Arista Networks, Inc.*	314	91,239
Ciena Corp.*	2,560	135,296
Cisco Systems, Inc.	13,168	589,268
F5 Networks, Inc.*	1,823	320,739
Juniper Networks, Inc.	5,688	128,037
Lumentum Holdings, Inc.*	5,927	561,879
Motorola Solutions, Inc.	1,236	210,194
Nokia OYJ (Finland)*	16,914	65,367
Spirent Communications PLC (United Kingdom)	70,208	254,975
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	11,900	141,660
Viavi Solutions, Inc.*	10,872	162,808

		2,661,462

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	16,978	564,815
AECOM*	4,893	243,574
Bouygues SA (France)	5,577	229,431
CIMIC Group Ltd. (Australia)*	11,491	216,740
Dai-Dan Co. Ltd. (Japan)	1,000	28,872
Eiffage SA (France)*	2,554	247,622
EMCOR Group, Inc.	1,006	92,009
Ferrovial SA (Spain)	3,276	90,296
HOCHTIEF AG (Germany)	472	46,775
Jacobs Engineering Group, Inc.	1,677	182,726
JGC Holdings Corp. (Japan)	7,800	73,389
Kajima Corp. (Japan)	10,072	134,927
Morgan Sindall Group PLC (United Kingdom)	1,891	39,780
Obayashi Corp. (Japan)	10,408	89,797
Per Aarsleff Holding A/S (Denmark)	1,951	98,412
Quanta Services, Inc.	13,061	940,653
Shimizu Corp. (Japan)	5,048	36,666
Skanska AB (Sweden) (Class B Stock)	8,667	221,278
Taisei Corp. (Japan)	1,073	36,917
Toa Corp. (Japan)	7,900	152,745
Veidekke ASA (Norway)	5,664	73,339
Vinci SA (France)	26,670	2,657,008
WSP Global, Inc. (Canada)	7,638	723,597

		7,221,368

Construction Materials — 0.2%
Buzzi Unicem SpA (Italy)	7,598	181,641
CRH PLC (Ireland)	3,599	150,116
HeidelbergCement AG (Germany)	3,984	304,433
James Hardie Industries PLC, CDI*	2,935	86,693
LafargeHolcim Ltd. (Switzerland)*	3,561	197,356
Marshalls PLC (United Kingdom)*	633	6,473

COMMON STOCKS (continued)	Shares	Value
Construction Materials (cont’d.)
Martin Marietta Materials, Inc.	18,077	$5,133,326
RHI Magnesita NV (India)	4,756	229,051
Taiheiyo Cement Corp. (Japan)	1,588	39,696
Vicat SA (France)	2,014	84,834
Vulcan Materials Co.	372	55,171

		6,468,790

Consumer Finance — 0.3%
Acom Co. Ltd. (Japan)	9,396	40,190
Ally Financial, Inc.	62,524	2,229,606
American Express Co.	1,235	149,324
Capital One Financial Corp.	5,148	508,880
Chong Sing Holdings FinTech Group Ltd. (China)*^	708,000	164
Credit Corp. Group Ltd. (Australia)	457	10,488
FirstCash, Inc.	1,452	101,698
OneMain Holdings, Inc.	2,119	102,051
Resurs Holding AB (Sweden), 144A*	36,901	202,405
Sun Hung Kai & Co. Ltd. (Hong Kong)	260,000	109,837
Synchrony Financial	149,582	5,191,991

		8,646,634

Containers & Packaging — 0.2%
Amcor PLC	5,380	63,323
Avery Dennison Corp.	1,508	233,906
Ball Corp.	38,584	3,595,257
CCL Industries, Inc. (Canada) (Class B Stock)	742	33,687
Crown Holdings, Inc.*	5,142	515,228
International Paper Co.	4,930	245,119
Packaging Corp. of America	1,848	254,858
Smurfit Kappa Group PLC (Ireland)	1,216	56,761
Toyo Seikan Group Holdings Ltd. (Japan)	24,900	272,611
Westrock Co.	9,673	421,066

		5,691,816

Distributors — 0.1%
D’ieteren SA/NV (Belgium)	1,491	124,176
Doshisha Co. Ltd. (Japan)	8,600	162,364
Genuine Parts Co.	1,470	147,632
Inchcape PLC (United Kingdom)*	53,471	472,160
LKQ Corp.*	14,195	500,232
Pool Corp.	878	327,055

		1,733,619

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc.*	635	109,848
Chegg, Inc.*	1,204	108,757
frontdoor, Inc.*	9,618	482,920
Japan Best Rescue System Co. Ltd. (Japan)	1,900	16,579
Riso Kyoiku Co. Ltd. (Japan)	23,000	68,032
Studio Alice Co. Ltd. (Japan)	7,000	130,808

		916,944

Diversified Financial Services — 0.7%
Banca Mediolanum SpA (Italy)*	15,882	138,298

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (cont’d.)
Berkshire Hathaway, Inc. (Class B Stock)*	4,666	$1,081,905
Corp. Financiera Alba SA (Spain)	350	16,762
Financial Products Group Co. Ltd. (Japan)	46,800	228,495
Groupe Bruxelles Lambert SA (Belgium)	575	58,102
Hanergy Mobile Energy Holding Co. Ltd. (China)^	148,000	—
Industrivarden AB (Sweden) (Class A Stock)*	1,684	56,439
Industrivarden AB (Sweden) (Class C Stock)*	1,330	43,150
Investment AB Oresund (Sweden)	8,329	126,443
Investor AB (Sweden) (Class A Stock)	17,852	1,306,674
Investor AB (Sweden) (Class B Stock)	52,625	3,863,641
Japan Investment Adviser Co. Ltd. (Japan)	17,000	220,126
Jefferies Financial Group, Inc.	29,139	716,819
Kinnevik AB (Sweden) (Class B Stock)*	4,018	204,107
L E Lundbergforetagen AB (Sweden) (Class B Stock)*	1,887	101,285
M&G PLC (United Kingdom)	137,641	372,473
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	13,350	64,209
Onex Corp. (Canada)	710	40,752
ORIX Corp. (Japan)	334,597	5,144,186
Plus500 Ltd. (Israel)	10,761	213,633
Sofina SA (Belgium)	475	161,129
Voya Financial, Inc.	82,483	4,850,825
Wendel SE (France)	806	96,525

		19,105,978

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	21,713	624,466
BCE, Inc. (Canada)	1,477	63,157
BT Group PLC (United Kingdom)*	21,602	39,231
Cellnex Telecom SA (Spain), 144A	24,918	1,499,367
CenturyLink, Inc.(a)	34,623	337,574
China Tower Corp. Ltd. (China) (Class H Stock), 144A	2,530,000	372,517
Deutsche Telekom AG (Germany)	15,465	284,049
Elisa OYJ (Finland)	1,668	91,531
HKT Trust & HKT Ltd. (Hong Kong)	23,270	30,221
Iliad SA (France)	480	98,803
Infrastrutture Wireless Italiane SpA (Italy), 144A	38,203	464,678
Internet Initiative Japan, Inc. (Japan)	2,000	39,426
Koninklijke KPN NV (Netherlands)	22,719	69,712
Nippon Telegraph & Telephone Corp. (Japan)	102,052	2,607,637
Orange SA (France)	7,791	92,728
PCCW Ltd. (Hong Kong)	231,540	139,582
Singapore Telecommunications Ltd. (Singapore)	22,958	40,269
Spark New Zealand Ltd. (New Zealand)	25,324	86,081
Swisscom AG (Switzerland)	145	78,322
Telecom Italia SpA (Italy)	337,992	156,307

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (cont’d.)
Telecom Italia SpA (Italy), RSP	362,123	$187,868
Telefonica Deutschland Holding AG (Germany)	36,893	101,982
Telefonica SA (Spain)	15,705	62,465
Telenor ASA (Norway)	4,095	69,972
Telia Co. AB (Sweden)	13,323	55,115
Telstra Corp. Ltd. (Australia)	30,837	71,071
TELUS Corp. (Canada)	3,885	76,943
TPG Telecom Ltd. (Australia)*	4,616	25,769
United Internet AG (Germany)	1,793	75,529
Verizon Communications, Inc.	10,716	629,565

		8,571,937

Electric Utilities — 0.5%
Alliant Energy Corp.	4,171	214,932
American Electric Power Co., Inc.	1,093	91,014
AusNet Services (Australia)	53,637	72,637
Chubu Electric Power Co., Inc. (Japan)	4,079	49,135
Chugoku Electric Power Co., Inc. (The) (Japan)	4,339	50,825
CLP Holdings Ltd. (Hong Kong)	5,337	49,363
Duke Energy Corp.	2,235	204,637
Edison International	16,481	1,035,337
EDP - Energias de Portugal SA (Portugal)	38,461	242,386
Electricite de France SA (France)*	5,037	79,808
Elia Group SA/NV (Belgium)	406	48,426
Emera, Inc. (Canada)	1,891	80,370
Endesa SA (Spain)	4,134	113,172
Enel SpA (Italy)	538,765	5,462,913
Entergy Corp.	6,057	604,731
Evergy, Inc.	986	54,733
Eversource Energy	19,046	1,647,670
Exelon Corp.	4,473	188,850
FirstEnergy Corp.	1,807	55,312
Fjordkraft Holding ASA (Norway), 144A	9,626	94,292
Fortis, Inc. (Canada)	16,019	654,402
Fortum OYJ (Finland)	5,204	125,810
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	44,154	43,450
Hydro One Ltd. (Canada), 144A	5,993	134,888
Iberdrola SA (Spain)	31,154	445,194
IDACORP, Inc.	1,236	118,693
Kansai Electric Power Co., Inc. (The) (Japan)	3,913	36,928
Kyushu Electric Power Co., Inc. (Japan)	3,360	28,938
NextEra Energy, Inc.	11,596	894,631
NRG Energy, Inc.	13,498	506,850
Okinawa Electric Power Co., Inc. (The) (Japan)	2,913	39,082
Orsted A/S (Denmark), 144A	2,315	474,829
Pinnacle West Capital Corp.	572	45,731
Portland General Electric Co.	1,822	77,927
Power Assets Holdings Ltd. (Hong Kong)	6,299	34,083
PPL Corp.	2,071	58,402
Red Electrica Corp. SA (Spain)	3,516	72,151
Southern Co. (The)	1,919	117,884

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
SSE PLC (United Kingdom)	7,475	$153,250
Terna Rete Elettrica Nazionale SpA (Italy)	108,746	831,908
Tohoku Electric Power Co., Inc. (Japan)	6,150	50,638
Verbund AG (Austria)	871	73,903
Xcel Energy, Inc.	2,464	164,275

		15,624,390

Electrical Equipment — 0.9%
ABB Ltd. (Switzerland)	25,897	734,442
AMETEK, Inc.	847	102,436
Cosel Co. Ltd. (Japan)	7,400	90,173
Eaton Corp. PLC	802	96,352
Emerson Electric Co.	2,271	182,520
Hubbell, Inc.	835	130,920
Huber + Suhner AG (Switzerland)	1,402	111,068
Legrand SA (France)	1,598	143,222
Melrose Industries PLC (United Kingdom)*	45,650	111,852
Mersen SA (France)*	7,780	236,212
Mitsubishi Electric Corp. (Japan)	326,693	4,929,626
Nexans SA (France)*	6,932	504,486
Nidec Corp. (Japan)	39,274	4,944,792
Nitto Kogyo Corp. (Japan)	7,700	152,684
Prysmian SpA (Italy)	154,393	5,500,491
Rockwell Automation, Inc.	1,163	291,692
Schneider Electric SE (France)	44,151	6,409,226
Siemens Energy AG (Germany)*	7,113	261,068
Siemens Gamesa Renewable Energy SA (Spain)	2,267	91,890
Signify NV (Netherlands), 144A*	8,212	353,179
Sino-American Electronic Co. Ltd. (Taiwan)*^	1,183	—
Tatsuta Electric Wire & Cable Co. Ltd. (Japan)	1,300	9,472
Tech Pro Technology Development Ltd. (Hong Kong)*^	731,600	9
Toyo Tanso Co. Ltd. (Japan)	1,500	29,381
Ushio, Inc. (Japan)	15,300	199,295
Vestas Wind Systems A/S (Denmark)	809	191,480
Zumtobel Group AG (Austria)*	2,367	17,619

		25,825,587

Electronic Equipment, Instruments & Components — 0.5%
Alps Alpine Co. Ltd. (Japan)	24,500	322,838
ALSO Holding AG (Switzerland)*	673	195,460
Amphenol Corp. (Class A Stock)	1,441	188,440
Anxin-China Holdings Ltd. (Hong Kong)*^	196,000	—
Arrow Electronics, Inc.*	1,160	112,868
Azbil Corp. (Japan)	1,523	83,353
CDW Corp.	1,580	208,228
CONEXIO Corp. (Japan)	2,000	27,758
Corning, Inc.	3,204	115,344
Flex Ltd.*	12,445	223,761
FLIR Systems, Inc.	2,102	92,131
Halma PLC (United Kingdom)	4,993	167,516
Hamamatsu Photonics KK (Japan)	1,906	109,024

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (cont’d.)
Hexagon AB (Sweden) (Class B Stock)	36,041	$3,292,049
Hirose Electric Co. Ltd. (Japan)	237	35,955
Hitachi Ltd. (Japan)	6,984	275,355
Horiba Ltd. (Japan)	2,600	152,534
Ibiden Co. Ltd. (Japan)	1,113	52,010
Jabil, Inc.	28,491	1,211,722
Keyence Corp. (Japan)	7,072	3,980,412
Keysight Technologies, Inc.*	2,097	276,993
Koa Corp. (Japan)	800	11,434
Kyocera Corp. (Japan)	1,063	65,168
Littelfuse, Inc.	538	137,007
Macnica Fuji Electronics Holdings, Inc. (Japan)	23,000	452,585
Murata Manufacturing Co. Ltd. (Japan)	3,005	271,529
National Instruments Corp.	4,323	189,953
Nippon Electric Glass Co. Ltd. (Japan)	15,500	339,616
Nissha Co. Ltd. (Japan)	1,500	21,809
Omron Corp. (Japan)	10,868	970,076
Sesa SpA (Italy)*	2,756	348,539
Shimadzu Corp. (Japan)	2,522	98,128
Spectris PLC (United Kingdom)	1,315	50,649
SYNNEX Corp.	468	38,114
TDK Corp. (Japan)	569	85,914
TE Connectivity Ltd.	1,828	221,316
Trimble, Inc.*	2,482	165,723
V Technology Co. Ltd. (Japan)	600	34,164
Venture Corp. Ltd. (Singapore)	4,396	64,790
Vontier Corp.*	1,257	41,984
Zebra Technologies Corp. (Class A Stock)*	1,064	408,927

		15,141,176

Energy Equipment & Services — 0.1%
ChampionX Corp.*	8,712	133,294
Halliburton Co.	8,156	154,148
Modec, Inc. (Japan)	1,900	34,638
National Oilwell Varco, Inc.	42,328	581,163
Schlumberger NV	12,763	278,616
Tenaris SA	34,606	278,816
Worley Ltd. (Australia)	40,513	361,487

		1,822,162

Entertainment — 0.7%
Activision Blizzard, Inc.	4,087	379,478
Bollore SA (France)	62,729	259,986
Capcom Co. Ltd. (Japan)	2,626	170,954
DeNA Co. Ltd. (Japan)	66,100	1,178,735
Electronic Arts, Inc.	2,802	402,367
Koei Tecmo Holdings Co. Ltd. (Japan)	1,272	77,834
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	3,448	146,885
Live Nation Entertainment, Inc.*	1,589	116,760
Netflix, Inc.*	14,411	7,792,460
Nexon Co. Ltd. (Japan)	3,568	109,838
Nintendo Co. Ltd. (Japan)	590	376,474
Square Enix Holdings Co. Ltd. (Japan)	1,939	117,611
Take-Two Interactive Software, Inc.*	7,306	1,518,114
Toho Co. Ltd. (Japan)	1,349	56,878
Ubisoft Entertainment SA (France)*	1,867	180,928

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Vivendi SA (France)	4,907	$158,339
Walt Disney Co. (The)*	32,154	5,825,662

		18,869,303

Equity Real Estate Investment Trusts (REITs) — 1.8%
Activia Properties, Inc. (Japan)	76	321,314
Alexandria Real Estate Equities, Inc.	567	101,051
alstria office REIT-AG (Germany)	8,845	160,270
American Tower Corp.	45,171	10,139,083
Americold Realty Trust	9,381	350,193
Apartment Income REIT Corp.*	16,159	620,667
Apartment Investment & Management Co. (Class A Stock)	16,159	85,320
AvalonBay Communities, Inc.	7,209	1,156,540
Big Yellow Group PLC (United Kingdom)	19,982	300,158
Boston Properties, Inc.	1,001	94,625
Camden Property Trust	18,895	1,887,988
Canadian Apartment Properties REIT (Canada)	1,494	58,673
Charter Hall Group (Australia)	59,437	678,689
Civitas Social Housing PLC (United Kingdom)	149,972	214,761
Cofinimmo SA (Belgium)	140	20,876
CPN Retail Growth Leasehold REIT (Thailand)	55,600	35,255
Crown Castle International Corp.	15,792	2,513,929
CubeSmart.	4,416	148,422
CyrusOne, Inc.	5,503	402,544
Dexus (Australia)	7,172	52,227
Digital Realty Trust, Inc.	1,500	209,265
Duke Realty Corp.	4,957	198,131
EastGroup Properties, Inc.	914	126,187
Equinix, Inc.	688	491,356
Equity LifeStyle Properties, Inc.	49,756	3,152,540
Equity Residential	980	58,094
Essex Property Trust, Inc.	145	34,426
Extra Space Storage, Inc.	2,044	236,818
First Industrial Realty Trust, Inc.	28,027	1,180,778
Fukuoka REIT Corp. (Japan)	104	154,466
Gaming & Leisure Properties, Inc.	6,369	270,046
Gecina SA (France)	180	27,869
GLP J-REIT (Japan)	22	34,686
Goodman Group (Australia)	141,545	2,062,990
Hankyu Hanshin REIT, Inc. (Japan)	130	161,055
Healthcare Realty Trust, Inc.	5,065	149,924
Heiwa Real Estate REIT, Inc. (Japan)	42	52,402
Highwoods Properties, Inc.	4,360	172,787
Hudson Pacific Properties, Inc.	3,957	95,047
Ichigo Office REIT Investment Corp. (Japan)	15	10,818
Invesco Office J-REIT, Inc. (Japan)	367	53,807
Invincible Investment Corp. (Japan)	154	49,461
Invitation Homes, Inc.	144,717	4,298,095
Iron Mountain, Inc.	1,219	35,936
Japan Hotel REIT Investment Corp. (Japan)	355	182,280
Japan Logistics Fund, Inc. (Japan)	128	377,942
Kenedix Retail REIT Corp. (Japan)	43	104,988

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Land Securities Group PLC (United Kingdom)	3,428	$31,774
Life Storage, Inc.	1,205	143,865
Link REIT (Hong Kong)	5,093	46,360
LXI REIT PLC (United Kingdom)	17,734	28,833
Mapletree Logistics Trust (Singapore)	44,272	67,535
Mid-America Apartment Communities, Inc.	9,035	1,144,644
National Health Investors, Inc.	1,249	86,393
Nippon Prologis REIT, Inc. (Japan)	16	49,923
NIPPON REIT Investment Corp. (Japan)	62	223,015
One REIT, Inc. (Japan)	55	139,703
Pebblebrook Hotel Trust	4,375	82,250
Prologis, Inc.	32,347	3,223,702
PS Business Parks, Inc.	709	94,205
Public Storage	441	101,840
Realty Income Corp.	584	36,307
Regency Centers Corp.	1,549	70,619
RLJ Lodging Trust	6,985	98,838
Safestore Holdings PLC (United Kingdom)	16,716	178,593
SBA Communications Corp.	20,087	5,667,145
Segro PLC (United Kingdom)	13,021	169,307
Stockland (Australia)	18,724	60,631
Sun Communities, Inc.	20,942	3,182,137
Terreno Realty Corp.	1,451	84,898
Tokyu REIT, Inc. (Japan)	53	84,135
UDR, Inc.	847	32,550
Ventas, Inc.	1,061	52,031
VEREIT, Inc.	33,241	1,256,177
Warehouses De Pauw CVA (Belgium)	16,628	576,219
Weyerhaeuser Co.	937	31,418
Workspace Group PLC (United Kingdom)	588	6,177

		50,376,003

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	6,215	204,089
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	139,209	4,744,196
Arcs Co. Ltd. (Japan)	4,800	107,833
Carrefour SA (France)	17,783	305,357
Cawachi Ltd. (Japan)	17,300	492,583
Coles Group Ltd. (Australia)	27,676	388,072
Cosmos Pharmaceutical Corp. (Japan)	1,051	169,900
Costco Wholesale Corp.	18,465	6,957,243
Empire Co. Ltd. (Canada) (Class A Stock)	11,942	326,390
Etablissements Franz Colruyt NV (Belgium)	3,546	210,177
George Weston Ltd. (Canada)	5,069	378,632
ICA Gruppen AB (Sweden)	569	28,457
J Sainsbury PLC (United Kingdom)	139,103	428,650
Jeronimo Martins SGPS SA (Portugal)	14,142	239,700
Kesko OYJ (Finland) (Class B Stock)	112,498	2,899,260
Kobe Bussan Co. Ltd. (Japan)	2,362	72,893
Koninklijke Ahold Delhaize NV (Netherlands)	167,387	4,786,522

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (cont’d.)
Kroger Co. (The)	24,140	$766,686
Lawson, Inc. (Japan)	2,362	109,860
Loblaw Cos. Ltd. (Canada)	7,937	391,644
Maxvalu Tokai Co. Ltd. (Japan)	3,200	80,658
Metro, Inc. (Canada)	2,325	103,747
Okuwa Co. Ltd. (Japan)	21,900	275,945
Performance Food Group Co.*	3,443	163,921
Seven & i Holdings Co. Ltd. (Japan)	6,108	216,603
Sundrug Co. Ltd. (Japan)	5,622	224,436
Sysco Corp.	4,019	298,451
Tesco PLC (United Kingdom)	56,560	179,267
Tsuruha Holdings, Inc. (Japan)	1,940	275,772
United Super Markets Holdings, Inc. (Japan)	8,700	95,287
Valor Holdings Co. Ltd. (Japan)	6,400	163,891
Walgreens Boots Alliance, Inc.	13,222	527,293
Walmart, Inc.	51,576	7,434,680
Welcia Holdings Co. Ltd. (Japan)	6,382	240,913
Wm Morrison Supermarkets PLC (United Kingdom)	29,974	72,865
Woolworths Group Ltd. (Australia)	13,727	416,154

		34,778,027

Food Products — 0.3%
Ajinomoto Co., Inc. (Japan)	2,035	46,117
Archer-Daniels-Midland Co.	1,926	97,090
Asian Citrus Holdings Ltd. (China)*	287,000	5,617
Associated British Foods PLC (United Kingdom)*	7,266	225,540
Barry Callebaut AG (Switzerland)	33	79,115
Beyond Meat, Inc.*(a)	330	41,250
Calbee, Inc. (Japan)	5,044	152,140
Campbell Soup Co.(a)	3,396	164,197
China Fishery Group Ltd. (Hong Kong)*^	89,500	—
China Huishan Dairy Holdings Co. Ltd. (China)*^	209,000	3
Chocoladefabriken Lindt & Spruengli AG (Switzerland) (SGMX)	9	87,869
Chocoladefabriken Lindt & Spruengli AG (Switzerland) (XEQT)	1	100,537
Chubu Shiryo Co. Ltd. (Japan)	1,400	18,975
Conagra Brands, Inc.	6,923	251,028
Danone SA (France)	5,309	349,441
General Mills, Inc.	4,976	292,589
Hershey Co. (The)	1,620	246,775
Hokuto Corp. (Japan)	7,500	151,631
Hormel Foods Corp.	3,136	146,169
Hostess Brands, Inc.*(a)	6,654	97,415
J.M. Smucker Co. (The)	1,841	212,820
JDE Peet’s NV (Netherlands)*	2,258	99,838
J-Oil Mills, Inc. (Japan)	2,000	68,582
Kellogg Co.	2,396	149,103
Kerry Group PLC (Ireland) (Class A Stock)	651	94,349
Kikkoman Corp. (Japan)	2,667	185,513
Kraft Heinz Co. (The)	3,027	104,916
Lamb Weston Holdings, Inc.	2,533	199,448
McCormick & Co., Inc.	1,566	149,710

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
MEIJI Holdings Co. Ltd. (Japan)	2,601	$183,020
Mondelez International, Inc. (Class A Stock)	2,398	140,211
Mowi ASA (Norway)	1,506	33,613
Nestle SA (Switzerland)	19,244	2,268,945
NH Foods Ltd. (Japan)	1,577	69,473
Nippon Suisan Kaisha Ltd. (Japan)	39,000	161,095
Nisshin Oillio Group Ltd. (The) (Japan)	3,500	103,011
Nissin Foods Holdings Co. Ltd. (Japan)	1,141	97,770
Orkla ASA (Norway)	64,436	654,703
Post Holdings, Inc.*	802	81,010
Prima Meat Packers Ltd. (Japan)	1,000	31,728
Sakata Seed Corp. (Japan)	700	24,266
Saputo, Inc. (Canada)	3,223	90,216
Schouw & Co. A/S (Denmark)	1,690	169,860
Tate & Lyle PLC (United Kingdom)	47,859	441,230
Tenwow International Holdings Ltd. (China)*^	119,000	1
Tongaat Hulett Pvt. Ltd. (South Africa)*	8,260	5,524
Toyo Suisan Kaisha Ltd. (Japan)	2,108	102,629
Tyson Foods, Inc. (Class A Stock)	6,277	404,490
Utz Brands, Inc.	5,499	121,308
WH Group Ltd. (Hong Kong), 144A	307,947	258,763
Wilmar International Ltd. (China)	51,955	183,374
Yamazaki Baking Co. Ltd. (Japan)	15,147	252,944

		9,696,961

Gas Utilities — 0.1%
AltaGas Ltd. (Canada)	2,556	37,590
APA Group (Australia)	76,899	572,953
Atmos Energy Corp.	11,379	1,085,898
Enagas SA (Spain)	5,217	114,446
ENN Energy Holdings Ltd. (China)	22,600	331,414
Hong Kong & China Gas Co. Ltd. (Hong Kong)	259,587	388,444
Kunlun Energy Co. Ltd. (China)	312,000	270,353
Naturgy Energy Group SA (Spain)	2,763	64,063
ONE Gas, Inc.	1,892	145,249
Osaka Gas Co. Ltd. (Japan)	2,425	49,747
Snam SpA (Italy)	18,363	103,649
Toho Gas Co. Ltd. (Japan)	921	61,104
Tokyo Gas Co. Ltd. (Japan)	24,002	555,699

		3,780,609

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	4,934	540,224
ABIOMED, Inc.*	832	269,735
Alcon, Inc. (Switzerland)*	1,685	112,120
Align Technology, Inc.*	1,851	989,137
Ambu A/S (Denmark) (Class B Stock)	1,814	78,412
Ansell Ltd. (Australia)	18,963	510,154
Arjo AB (Sweden) (Class B Stock)	33,128	254,070
Asahi Intecc Co. Ltd. (Japan)	5,324	194,270
Avanos Medical, Inc.*	1,899	87,126
Baxter International, Inc.	1,985	159,276
Becton, Dickinson & Co.	622	155,637
BioMerieux (France)	1,702	240,350
Boston Scientific Corp.*	173,494	6,237,109
Carl Zeiss Meditec AG (Germany)	943	125,480

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Cochlear Ltd. (Australia)	1,405	$205,173
Coloplast A/S (Denmark) (Class B Stock)	1,811	275,325
CONMED Corp.	1,303	145,936
Cooper Cos., Inc. (The)	2,216	805,117
Danaher Corp.	3,420	759,719
Demant A/S (Denmark)*	1,344	53,177
Dentsply Sirona, Inc.	3,057	160,065
DexCom, Inc.*	720	266,198
DiaSorin SpA (Italy)	1,455	302,836
Edwards Lifesciences Corp.*	21,884	1,996,477
Eiken Chemical Co. Ltd. (Japan)	10,500	209,399
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	5,090	120,639
Getinge AB (Sweden) (Class B Stock)	14,010	327,935
Globus Medical, Inc. (Class A Stock)*	2,936	191,486
GN Store Nord A/S (Denmark)	967	77,537
Hill-Rom Holdings, Inc.	1,664	163,022
Hogy Medical Co. Ltd. (Japan)	2,400	78,215
Hologic, Inc.*	65,061	4,738,393
Hoya Corp. (Japan)	36,583	5,065,870
IDEXX Laboratories, Inc.*	1,013	506,368
Integra LifeSciences Holdings Corp.*	2,350	152,562
Intuitive Surgical, Inc.*	293	239,703
iRhythm Technologies, Inc.*	668	158,456
Koninklijke Philips NV (Netherlands)*	7,960	432,558
Medtronic PLC.	2,492	291,913
Mesa Laboratories, Inc.(a)	395	113,223
Nipro Corp. (Japan)	21,300	250,826
Olympus Corp. (Japan)	12,663	277,204
Paramount Bed Holdings Co. Ltd. (Japan)	2,300	104,782
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)*^	6,000	—
Quidel Corp.*	2,605	467,988
ResMed, Inc.	1,291	274,415
Siemens Healthineers AG (Germany), 144A	1,592	82,943
Smith & Nephew PLC (United Kingdom)	9,397 195,115
Sonova Holding AG (Switzerland)*	714	186,013
STERIS PLC	627	118,842
Straumann Holding AG (Switzerland)	200	233,216
Stryker Corp.	834	204,363
Sysmex Corp. (Japan)	2,406	290,134
Teleflex, Inc.	255	104,950
Terumo Corp. (Japan)	2,600	108,738
Varian Medical Systems, Inc.*	489	85,580
West Pharmaceutical Services, Inc.	17,305	4,902,680
Zimmer Biomet Holdings, Inc.	363	55,935

		35,734,126

Health Care Providers & Services — 1.0%
Acadia Healthcare Co., Inc.*	3,439	172,844
AmerisourceBergen Corp.	1,323	129,337
AMN Healthcare Services, Inc.*	1,938	132,269
Amplifon SpA (Italy)*	1,299	54,140
Anthem, Inc.	19,156	6,150,800
Cardinal Health, Inc.	14,283	764,998

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Centene Corp.*	1,355	$81,341
Chemed Corp.	489	260,446
Cigna Corp.	5,416	1,127,503
CVS Health Corp.	12,608	861,126
DaVita, Inc.*	1,914	224,704
Encompass Health Corp.	3,378	279,327
Fresenius Medical Care AG & Co. KGaA (Germany)	3,590	304,167
Fresenius SE & Co. KGaA (Germany)	7,274	342,361
Galenica AG (Switzerland), 144A	7,254	484,446
Guardant Health, Inc.*	1,626	209,559
H.U. Group Holdings, Inc. (Japan)	17,600	474,762
Harmonicare Medical Holdings Ltd. (China), 144A*^	20,000	—
HCA Healthcare, Inc.	34,390	5,655,779
Henry Schein, Inc.*	2,814	188,144
Humana, Inc.	8,411	3,450,781
Laboratory Corp. of America Holdings*	379	77,146
McKesson Corp.	1,521	264,532
Medipal Holdings Corp. (Japan)	6,479	121,609
Molina Healthcare, Inc.*	977	207,788
Orpea SA (France)*	228	30,057
Quest Diagnostics, Inc.	977	116,429
Sonic Healthcare Ltd. (Australia)	4,427	109,725
Suzuken Co. Ltd. (Japan)	1,862	67,325
Tokai Corp. (Japan)	1,800	35,561
UnitedHealth Group, Inc.	4,090	1,434,281
Universal Health Services, Inc. (Class B Stock)	29,060	3,995,750

		27,809,037

Health Care Technology — 0.2%
Cerner Corp.	3,952	310,153
CompuGroup Medical SE & Co. KgaA (Germany)	1,048	101,053
EMIS Group PLC (United Kingdom)	7,748	114,755
M3, Inc. (Japan)	46,652	4,411,879
Pro Medicus Ltd. (Australia)	14,718	388,363

		5,326,203

Hotels, Restaurants & Leisure — 0.6%
Aristocrat Leisure Ltd. (Australia)	1,504	36,111
Betsson AB (Sweden)*	13,660	122,775
Boyd Gaming Corp.*	4,369	187,518
Brinker International, Inc.	3,133	177,234
Caesars Entertainment, Inc.*	1,642	121,951
Chipotle Mexican Grill, Inc.*	3,710	5,144,694
Compass Group PLC (United Kingdom)	2,149	40,015
Crown Resorts Ltd. (Australia)	4,457	33,056
Domino’s Pizza, Inc.	770	295,264
Entain PLC (United Kingdom)*	10,831	167,243
Evolution Gaming Group AB (Sweden), 144A	3,933	401,100
Flutter Entertainment PLC (Ireland)*	781	159,353
Galaxy Entertainment Group Ltd. (Macau)	5,011	38,976
Hilton Worldwide Holdings, Inc.	714	79,440

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (cont’d.)
InterContinental Hotels Group PLC (United Kingdom)*	65,745	$4,235,000
Kindred Group PLC (Malta), SDR*	37,646	370,661
Koshidaka Holdings Co. Ltd. (Japan)	39,600	170,522
La Francaise des Jeux SAEM (France), 144A	9,731	448,053
Las Vegas Sands Corp.	4,440	264,624
Marriott International, Inc. (Class A Stock)	644	84,957
Marriott Vacations Worldwide Corp.	869	119,244
Marston’s PLC (United Kingdom)*	16,755	17,428
McDonald’s Corp.	1,026	220,159
McDonald’s Holdings Co. Japan Ltd. (Japan)	1,615	78,322
Oriental Land Co. Ltd. (Japan)	527	86,996
Papa John’s International, Inc.	498	42,255
Penn National Gaming, Inc.*	804	69,442
Playtech PLC (United Kingdom)*	35,353	194,522
Resorttrust, Inc. (Japan)	1,000	14,309
SeaWorld Entertainment, Inc.*	3,155	99,667
SJM Holdings Ltd. (Macau)	24,425	27,424
Starbucks Corp.	986	105,482
Tabcorp Holdings Ltd. (Australia)	11,770	35,547
Texas Roadhouse, Inc.	551	43,066
Tokyotokeiba Co. Ltd. (Japan)	1,500	68,221
Tosho Co. Ltd. (Japan)	6,200	93,949
Wingstop, Inc.	279	36,982
Wyndham Destinations, Inc.	2,911	130,588
Wyndham Hotels & Resorts, Inc.	6,889	409,482
Wynn Resorts Ltd.	11,371	1,282,990
Yum! Brands, Inc.	2,407	261,304

		16,015,926

Household Durables — 0.2%
Berkeley Group Holdings PLC (United Kingdom)	2,127	137,703
Breville Group Ltd. (Australia)	4,871	96,544
Crest Nicholson Holdings PLC (United Kingdom)*	8,443	37,805
D.R. Horton, Inc.	1,785	123,022
De’ Longhi SpA (Italy)	3,936	124,299
Duni AB (Sweden)*	3,876	50,905
Electrolux AB (Sweden) (Class B Stock)	3,140	73,072
Forbo Holding AG (Switzerland)	52	89,177
Garmin Ltd.	2,399	287,064
Helen of Troy Ltd.*(a)	287	63,768
Husqvarna AB (Sweden) (Class B Stock)	11,919	154,818
Iida Group Holdings Co. Ltd. (Japan)	7,754	156,727
Lennar Corp. (Class A Stock)	1,736	132,335
Meritage Homes Corp.*	1,324	109,654
Midea Group Co. Ltd. (China) (Class A Stock)	11,493	173,738
Mohawk Industries, Inc.*	902	127,137
Nobia AB (Sweden)*	43,974	353,663
NVR, Inc.*	14	57,118
Panasonic Corp. (Japan)	8,991	103,800
Persimmon PLC (United Kingdom)	2,122	80,488

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
PulteGroup, Inc.	1,457	$62,826
Rinnai Corp. (Japan)	1,098	127,627
SEB SA (France)	996	181,503
Sekisui House Ltd. (Japan)	13,929	283,491
Sony Corp. (Japan)	17,463	1,756,555
Taylor Morrison Home Corp.*	4,667	119,709
TopBuild Corp.*	927	170,642
Whirlpool Corp.	229	41,332

		5,276,522

Household Products — 0.5%
Church & Dwight Co., Inc.	1,446	126,134
Clorox Co. (The)(a)	1,767	356,793
Colgate-Palmolive Co.	5,962	509,811
Essity AB (Sweden) (Class B Stock)	2,833	91,215
Henkel AG & Co. KGaA (Germany)	695	67,043
Kimberly-Clark Corp.	2,480	334,378
Lion Corp. (Japan)	5,651	136,987
Pigeon Corp. (Japan)	6,761	278,955
Procter & Gamble Co. (The)	55,423	7,711,556
Reckitt Benckiser Group PLC (United Kingdom)	43,687	3,918,681
ST Corp. (Japan)	2,400	45,522
Unicharm Corp. (Japan)	3,144	149,091

		13,726,166

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	10,282	241,627
Albioma SA (France)	5,007	290,447
Brookfield Renewable Corp. (Class A Stock)	996	58,106
Cikarang Listrindo Tbk PT (Indonesia), 144A	41,900	2,129
Encavis AG (Germany)	442	11,573
Falck Renewables SpA (Italy)	12,442	100,582
Northland Power, Inc. (Canada)	2,541	91,168
Scatec ASA (Norway), 144A	13,022	520,053
Uniper SE (Germany)	11,987	414,310
Vistra Corp.	6,385	125,529

		1,855,524

Industrial Conglomerates — 0.2%
3M Co.	1,274	222,682
Carlisle Cos., Inc.	1,409	220,057
CK Hutchison Holdings Ltd. (United Kingdom)	24,858	173,391
DCC PLC (United Kingdom)	1,177	83,377
General Electric Co.	19,691	212,663
Honeywell International, Inc.	20,993	4,465,211
Investment AB Latour (Sweden) (Class B Stock)	4,757	115,721
Jardine Strategic Holdings Ltd. (Hong Kong)	2,730	68,009
Keihan Holdings Co. Ltd. (Japan)	934	44,749
Rheinmetall AG (Germany)	3,952	420,947
Roper Technologies, Inc.	354	152,606
Siemens AG (Germany)	3,581	523,544

		6,702,957

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance — 1.3%
Admiral Group PLC (United Kingdom)	12,548	$498,548
Aegon NV (Netherlands)	42,297	167,853
Ageas SA/NV (Belgium)	2,706	144,349
AIA Group Ltd. (Hong Kong)	133,874	1,648,555
Allianz SE (Germany)	26,110	6,409,431
Allstate Corp. (The)	1,689	185,672
American Financial Group, Inc.	5,003	438,363
Aon PLC (Class A Stock)(a)	17,747	3,749,409
Arch Capital Group Ltd.*	21,605	779,292
Arthur J. Gallagher & Co.	1,368	169,235
Assicurazioni Generali SpA (Italy)	5,904	103,087
Assurant, Inc.	651	88,679
Athene Holding Ltd. (Class A Stock)*	44,589	1,923,569
Aviva PLC (United Kingdom)	54,238	242,184
AXA SA (France)	2,869	69,186
Baloise Holding AG (Switzerland)	254	45,333
Brighthouse Financial, Inc.*	26,392	955,522
Brown & Brown, Inc.	3,468	164,418
Chubb Ltd.	3,847	592,130
CNP Assurances (France)*	11,227	182,655
Direct Line Insurance Group PLC (United Kingdom)	17,353	75,842
Fairfax Financial Holdings Ltd. (Canada)	100	34,084
First American Financial Corp.	12,552	648,060
Gjensidige Forsikring ASA (Norway)	6,238	140,275
Globe Life, Inc.	13,462	1,278,352
Great-West Lifeco, Inc. (Canada)	3,730	88,935
Hannover Rueck SE (Germany)	260	41,480
Hanover Insurance Group, Inc. (The)	734	85,819
Harel Insurance Investments & Financial Services Ltd. (Israel)*	1,508	13,911
Hartford Financial Services Group, Inc. (The)	1,612	78,956
iA Financial Corp., Inc. (Canada)	4,546	197,068
Insurance Australia Group Ltd. (Australia)	20,125	72,614
Intact Financial Corp. (Canada)	806	95,436
Japan Post Holdings Co. Ltd. (Japan)	17,869	139,233
Japan Post Insurance Co. Ltd. (Japan)	8,222	168,703
Just Group PLC (United Kingdom)*	96,407	92,242
Kemper Corp.	1,581	121,468
Legal & General Group PLC (United Kingdom)	38,560	141,716
Manulife Financial Corp. (Canada)	312,608	5,562,551
Marsh & McLennan Cos., Inc.	41,319	4,834,323
Medibank Private Ltd. (Australia)	58,195	134,041
MetLife, Inc.	1,269	59,580
MS&AD Insurance Group Holdings, Inc. (Japan)	1,916	58,375
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	179	54,092
NN Group NV (Netherlands)	5,365	233,915
Old Republic International Corp.	9,907	195,267
Poste Italiane SpA (Italy), 144A	3,024	30,831
Power Corp. of Canada (Canada)	6,375	146,391
Primerica, Inc.	6,124	820,187
Principal Financial Group, Inc.	1,265	62,757

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Progressive Corp. (The)	2,409	$238,202
Prudential PLC (United Kingdom)	3,679	67,861
RenaissanceRe Holdings Ltd. (Bermuda)	711	117,898
RSA Insurance Group PLC (United Kingdom)	5,059	47,070
Sampo OYJ (Finland) (Class A Stock)	602	25,478
Sompo Holdings, Inc. (Japan)	701	28,351
Sun Life Financial, Inc. (Canada)	2,529	112,453
Suncorp Group Ltd. (Australia)	23,758	177,372
Swiss Life Holding AG (Switzerland)	137	64,102
Swiss Re AG (Switzerland)	344	32,608
T&D Holdings, Inc. (Japan)	3,871	45,761
Tokio Marine Holdings, Inc. (Japan)	1,365	70,198
Travelers Cos., Inc. (The)	340	47,726
Tryg A/S (Denmark)	1,489	46,678
Unipol Gruppo SpA (Italy)*	21,648	103,727
Unum Group	7,165	164,365
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	818	20,581
W.R. Berkley Corp.	2,097	139,283
Willis Towers Watson PLC	1,253	263,982
Zurich Insurance Group AG (Switzerland)	439	186,122

		36,263,792

Interactive Media & Services — 2.0%
Adevinta ASA (France)*	2,235	37,702
Alphabet, Inc. (Class A Stock)*	10,955	19,200,171
Alphabet, Inc. (Class C Stock)*	5,141	9,006,415
Auto Trader Group PLC (United Kingdom), 144A	40,540	331,080
carsales.com Ltd. (Australia)	31,026	480,707
Dip Corp. (Japan)	4,300	114,831
Facebook, Inc. (Class A Stock)*	53,219	14,537,302
Gree, Inc. (Japan)	5,600	32,891
Itokuro, Inc. (Japan)*	2,200	27,371
Kakaku.com, Inc. (Japan)	9,073	248,555
Mixi, Inc. (Japan)	13,100	325,625
New Work SE (Germany)	258	88,315
Pinterest, Inc. (Class A Stock)*	64,365	4,241,654
REA Group Ltd. (Australia)	2,451	282,997
Rightmove PLC (United Kingdom)*	5,267	46,982
Scout24 AG (Germany), 144A	28,061	2,304,975
SEEK Ltd. (Australia)	4,031	89,134
Twitter, Inc.*	2,962	160,392
Z Holdings Corp. (Japan)	749,075	4,529,063
Zillow Group, Inc. (Class C Stock)*	4,974	645,625

		56,731,787

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.*	5,486	17,867,518
ASKUL Corp. (Japan)	200	7,470
boohoo Group PLC (United Kingdom)*	77,849	367,208
Booking Holdings, Inc.*	191	425,409
Delivery Hero SE (Germany), 144A*	916	144,612
Demae-Can Co. Ltd. (Japan)*	300	9,126
eBay, Inc.	6,656	334,464
Etsy, Inc.*	21,268	3,783,790

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
Expedia Group, Inc.	705	$93,342
HelloFresh SE (Germany)*	5,889	455,777
Just Eat Takeaway.com NV (Germany), 144A*	576	64,541
Kogan.com Ltd. (Australia)	449	6,623
Mercari, Inc. (Japan)*	1,424	63,162
Moneysupermarket.com Group PLC (United Kingdom)	38,885	138,527
Ocado Group PLC (United Kingdom)*	4,486	140,686
Prosus NV (China)*	2,014	219,364
Rakuten, Inc. (Japan)*	4,683	45,144
Takkt AG (Germany)*	5,087	67,067
Wayfair, Inc. (Class A Stock)*(a)	11,514	2,599,976
Zalando SE (Germany), 144A*	4,761	536,928
ZOZO, Inc. (Japan)	9,586	236,615

		27,607,349

IT Services — 2.0%
Accenture PLC (Class A Stock)	21,128	5,518,845
Adyen NV (Netherlands), 144A*	118	275,325
Afterpay Ltd. (Australia)*	1,612	148,206
Akamai Technologies, Inc.*	1,776	186,462
Amadeus IT Group SA (Spain)	454	33,181
Argo Graphics, Inc. (Japan)	1,900	59,511
Atea ASA (Norway)*	1,126	15,977
Atos SE (France)*	5,318	482,611
Automatic Data Processing, Inc.	694	122,283
Bechtle AG (Germany)	275	60,186
Booz Allen Hamilton Holding Corp.	6,408	558,649
Broadridge Financial Solutions, Inc.	701	107,393
CACI International, Inc. (Class A Stock)*	766	190,987
Capgemini SE (France)	1,647	256,473
CGI, Inc. (Canada)*	1,543	122,419
Cognizant Technology Solutions Corp. (Class A Stock)	5,199	426,058
Computacenter PLC (United Kingdom)	2,678	89,805
Computershare Ltd. (Australia)	4,905	55,417
Data#3 Ltd. (Australia)	96,686	420,638
DXC Technology Co.	40,591	1,045,218
Edenred (France)	1,014	57,538
EPAM Systems, Inc.*	5,962	2,136,483
Euronet Worldwide, Inc.*	1,224	177,382
Fidelity National Information Services, Inc.	51,806	7,328,477
Fiserv, Inc.*	3,505	399,079
FleetCor Technologies, Inc.*	933	254,550
Fujitsu Ltd. (Japan)	34,052	4,927,400
Gartner, Inc.*	1,562	250,217
GDS Holdings Ltd. (China), ADR*	1,383	129,504
Genpact Ltd.	3,341	138,184
Global Payments, Inc.	520	112,018
GMO internet, Inc. (Japan)	7,800	223,697
GMO Payment Gateway, Inc. (Japan)	546	73,233
International Business Machines Corp.	19,846	2,498,215
Itochu Techno-Solutions Corp. (Japan)	2,742	97,887
Jack Henry & Associates, Inc.	1,573	254,810
Kainos Group PLC (United Kingdom)	11,638	194,345
Kanematsu Electronics Ltd. (Japan)	3,900	157,217

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
KBR, Inc.	5,981	$184,992
Leidos Holdings, Inc.	4,224	444,027
Mastercard, Inc. (Class A Stock)	2,486	887,353
Mitsubishi Research Institute, Inc. (Japan)	9,900	410,554
NCC Group PLC (United Kingdom)	11,038	37,974
NEC Corp. (Japan)	80,875	4,341,039
Nexi SpA (Italy), 144A*	4,107	82,378
NEXTDC Ltd. (Australia)*	20,327	192,898
Nomura Research Institute Ltd. (Japan)	3,414	122,173
NTT Data Corp. (Japan)	3,584	49,101
Obic Co. Ltd. (Japan)	665	133,662
Otsuka Corp. (Japan)	1,797	94,798
Paychex, Inc.	1,244	115,916
PayPal Holdings, Inc.*	38,920	9,115,064
Reply SpA (Italy)	2,177	256,377
Science Applications International Corp.	2,092	197,987
Shopify, Inc. (Canada) (Class A Stock)*	474	535,226
Softcat PLC (United Kingdom)	13,246	250,288
Square, Inc. (Class A Stock)*	707	153,871
TIS, Inc. (Japan)	2,597	53,138
Transcosmos, Inc. (Japan)	8,200	207,158
VeriSign, Inc.*	20,953	4,534,229
Visa, Inc. (Class A Stock)(a)	11,898	2,602,450
Western Union Co. (The)	110,012	2,413,663
Wix.com Ltd. (Israel)*	943	235,712
Worldline SA (France), 144A*	685	67,027

		57,304,935

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	2,092	181,060
Brunswick Corp.	2,362	180,079
Callaway Golf Co.	2,561	61,490
Games Workshop Group PLC (United Kingdom)	2,671	409,933
Sega Sammy Holdings, Inc. (Japan)	2,201	34,727
Shimano, Inc. (Japan)	486	113,545
Universal Entertainment Corp. (Japan)*	4,900	113,333
YETI Holdings, Inc.*	3,056	209,244

		1,303,411

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	2,358	279,399
Bachem Holding AG (Switzerland)	968	433,430
Bio-Rad Laboratories, Inc. (Class A Stock)*	346	201,697
Biotage AB (Sweden)*	12,724	215,126
Charles River Laboratories International, Inc.*	809	202,137
Chemometec A/S (Denmark)	238	22,326
Eurofins Scientific SE (Luxembourg)*	20,859	1,754,184
Gerresheimer AG (Germany)	4,993	537,072
Illumina, Inc.*	695	257,150
IQVIA Holdings, Inc.*	582	104,277
Lonza Group AG (Switzerland)	7,389	4,764,031
Mettler-Toledo International, Inc.*	4,061	4,628,241
PerkinElmer, Inc.	11,245	1,613,658
PRA Health Sciences, Inc.*	2,142	268,692

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (cont’d.)
QIAGEN NV (TRQX)*	2,371	$123,321
QIAGEN NV (NYSE)*	1,177	62,204
Sartorius Stedim Biotech (France)	6,592	2,356,441
Syneos Health, Inc.*	4,215	287,168
Tecan Group AG (Switzerland)	7,118	3,495,106
Thermo Fisher Scientific, Inc.	4,003	1,864,517
Waters Corp.*	1,173	290,224

		23,760,401

Machinery — 0.7%
Aalberts NV (Netherlands)	4,620	207,004
AGCO Corp.	8,246	850,080
Alfa Laval AB (Sweden)*	1,932	53,077
Alstom SA (France)*	1,346	76,804
Atlas Copco AB (Sweden) (Class A Stock)	4,641	236,659
Atlas Copco AB (Sweden) (Class B Stock)	3,412	152,397
Biesse SpA (Italy)*	17,925	414,915
Bucher Industries AG (Switzerland)	30	13,905
Caterpillar, Inc.	974	177,287
CKD Corp. (Japan)	2,300	49,317
CNH Industrial NV (United Kingdom)*	186,349	2,360,235
Colfax Corp.*	6,325	241,868
Conzzeta AG (Switzerland)	52	64,095
Cummins, Inc.	647	146,934
Daifuku Co. Ltd. (Japan)	1,242	153,582
Deere & Co.	991	266,629
Donaldson Co., Inc.	4,015	224,358
Dover Corp.	518	65,397
Duerr AG (Germany)	6,064	248,626
Ebara Corp. (Japan)	9,300	305,223
Epiroc AB (Sweden) (Class A Stock)	4,487	81,177
Epiroc AB (Sweden) (Class B Stock)	3,686	62,018
FANUC Corp. (Japan)	6,767	1,669,810
Flowserve Corp.	1,127	41,530
Fortive Corp.	631	44,687
Fuji Corp. (Japan)	3,400	89,710
Gates Industrial Corp. PLC*	8,435	107,631
GEA Group AG (Germany)	1,642	58,952
Glory Ltd. (Japan)	1,400	28,292
Graco, Inc.	3,671	265,597
Harmonic Drive Systems, Inc. (Japan)	490	43,866
Hoshizaki Corp. (Japan)	400	36,739
IDEX Corp.	420	83,664
Illinois Tool Works, Inc.	1,439	293,383
IMI PLC (United Kingdom)	35,827	570,837
Ingersoll Rand, Inc.*	707	32,211
Interpump Group SpA (Italy)	7,948	392,471
Interroll Holding AG (Switzerland)	46	141,773
Kardex Holding AG (Switzerland)	63	14,032
KION Group AG (Germany)	475	41,484
Knorr-Bremse AG (Germany)	1,801	246,220
Komatsu Ltd. (Japan)	1,315	35,940
Kone OYJ (Finland) (Class B Stock)	2,082	169,110
Kubota Corp. (Japan)	2,939	64,192
Kurita Water Industries Ltd. (Japan)	1,148	43,947
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	4,700	63,887

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Makino Milling Machine Co. Ltd. (Japan)	1,000	$36,301
Makita Corp. (Japan)	810	40,582
MISUMI Group, Inc. (Japan)	7,701	252,634
Mitsubishi Heavy Industries Ltd. (Japan)	1,672	51,225
Miura Co. Ltd. (Japan)	1,312	73,221
Nabtesco Corp. (Japan)	1,094	48,086
Nordson Corp.	769	154,531
Noritake Co. Ltd. (Japan)	1,400	40,612
PACCAR, Inc.	969	83,605
Parker-Hannifin Corp.	1,947	530,382
Pentair PLC	1,308	69,442
Rational AG (Germany)	240	223,824
Rexnord Corp.	4,685	185,011
Sandvik AB (Sweden)*	6,341	155,860
Schindler Holding AG (Switzerland)	319	87,034
Schindler Holding AG (Switzerland) (Part. Cert.)	424	115,912
Semperit AG Holding (Austria)*	3,189	94,600
Sintokogio Ltd. (Japan)	22,300	166,612
SKF AB (Sweden) (Class B Stock)	2,337	60,733
SMC Corp. (Japan)	247	150,885
Snap-on, Inc.	823	140,848
Spirax-Sarco Engineering PLC (United Kingdom)	933	144,651
Stanley Black & Decker, Inc.	170	30,355
Techtronic Industries Co. Ltd. (Hong Kong)	19,480	278,945
Timken Co. (The)	2,891	223,648
Tsubakimoto Chain Co. (Japan)	900	23,736
Tsukishima Kikai Co. Ltd. (Japan)	1,800	24,336
Volvo AB (Sweden) (Class B Stock)*	200,052	4,714,462
Westinghouse Air Brake Technologies Corp.	5,311	388,765
Xylem, Inc.	361	36,746
YAMABIKO Corp. (Japan)	6,300	79,299

		19,738,435

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	112	232,761
AP Moller - Maersk A/S (Denmark) (Class B Stock)	109	244,204
Golden Ocean Group Ltd. (Norway)	1,782	8,383
Kuehne + Nagel International AG (Switzerland)	4,765	1,095,182
Nippon Yusen KK (Japan)	2,698	62,923
Pacific Basin Shipping Ltd. (Hong Kong)	204,000	38,583
SITC International Holdings Co. Ltd. (China)	269,000	582,819
Stolt-Nielsen Ltd. (Norway)	8,654	111,633
Wallenius Wilhelmsen ASA (Norway)*	80,353	218,490

		2,594,978

Media — 0.3%
Charter Communications, Inc. (Class A Stock)*	665	439,931

SEE NOTES TO FINANCIAL STATEMENTS.

A171

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SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
Comcast Corp. (Class A Stock)	10,750	$563,300
CyberAgent, Inc. (Japan)	4,125	284,817
Dentsu Group, Inc. (Japan)	13,889	413,087
Discovery, Inc. (Class A Stock)*(a)	13,673	411,421
Discovery, Inc. (Class C Stock)*	14,819	388,110
FAN Communications, Inc. (Japan)	9,900	40,211
Fox Corp. (Class A Stock)	12,225	355,992
Fox Corp. (Class B Stock)	12,040	347,715
Hakuhodo DY Holdings, Inc. (Japan)	2,666	36,544
Informa PLC (United Kingdom)*	4,685	35,266
Interpublic Group of Cos., Inc. (The)	8,638	203,166
IPSOS (France)	9,778	331,006
ITV PLC (United Kingdom)*	726,928	1,071,229
Mediaset Espana Comunicacion SA (Spain)*	19,594	102,312
Metropole Television SA (France)*	886	14,352
News Corp. (Class A Stock)	4,883	87,748
News Corp. (Class B Stock)	4,582	81,422
Nexstar Media Group, Inc. (Class A Stock)	1,294	141,292
Omnicom Group, Inc.	25,994	1,621,246
Pearson PLC (United Kingdom)	7,635	70,859
Proto Corp. (Japan)	7,900	79,763
Publicis Groupe SA (France)	5,797	289,995
Quebecor, Inc. (Canada) (Class B Stock)	2,307	59,374
Schibsted ASA (Norway) (Class A Stock)*	1,650	70,584
Schibsted ASA (Norway) (Class B Stock)*	8,211	306,514
SES SA (Luxembourg)	16,222	153,197
Shaw Communications, Inc. (Canada) (Class B Stock)	2,812	49,352
SKY Perfect JSAT Holdings, Inc. (Japan)	51,100	252,336
ViacomCBS, Inc. (Class B Stock)(a)	9,566	356,429
WPP PLC (United Kingdom)	18,151	197,996

		8,856,566

Metals & Mining — 0.9%
Acerinox SA (Spain)	29,377	327,003
Agnico Eagle Mines Ltd. (Canada)	1,315	92,553
Aichi Steel Corp. (Japan)	6,500	173,806
Anglo American PLC (South Africa)	2,708	90,193
Antofagasta PLC (Chile)	2,465	48,442
APERAM SA (Luxembourg)	11,128	470,985
ArcelorMittal SA (Luxembourg)*	23,233	543,877
Arconic Corp.*	2,907	86,629
Aurubis AG (Germany)	19,628	1,528,563
B2Gold Corp. (Canada)	18,176	101,811
Barrick Gold Corp. (Canada)	99,824	2,274,253
Bekaert SA (Belgium)	1,660	55,184
BHP Group Ltd. (Australia)	9,168	299,607
BHP Group PLC (Australia)	6,092	160,571
BlueScope Steel Ltd. (Australia)	17,059	229,501
Boliden AB (Sweden)	1,267	45,068
Central Asia Metals PLC (United Kingdom)	67,188	222,853
Commercial Metals Co.	2,804	57,594

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Constellium SE*	10,380	$145,216
Dowa Holdings Co. Ltd. (Japan)	7,900	287,937
Evolution Mining Ltd. (Australia)	14,079	53,788
Evraz PLC (Russia)	24,337	156,740
Ferrexpo PLC (Ukraine)	111,853	432,172
First Quantum Minerals Ltd. (Zambia)	2,456	44,088
Fortescue Metals Group Ltd. (Australia)	357,829	6,489,232
Franco-Nevada Corp. (Canada)	1,080	135,414
Freeport-McMoRan, Inc.	5,087	132,364
Fresnillo PLC (Mexico)	6,105	94,357
Glencore PLC (Australia)*	107,163	341,980
Granges AB (Sweden)*	19,615	239,842
Hill & Smith Holdings PLC (United Kingdom)	2,556	49,285
Kinross Gold Corp. (Canada)	17,464	128,143
Kirkland Lake Gold Ltd. (Canada)	911	37,645
Kyoei Steel Ltd. (Japan)	4,600	64,258
Lundin Mining Corp. (Chile)	3,946	35,030
Mineral Resources Ltd. (Australia)	22,935	665,388
Mitsubishi Materials Corp. (Japan)	2,600	55,027
Newcrest Mining Ltd. (Australia)	1,946	38,530
Newmont Corp.	3,291	197,098
Nippon Light Metal Holdings Co. Ltd. (Japan)	10,690	199,528
Norsk Hydro ASA (Norway)	65,174	303,088
Northern Star Resources Ltd. (Australia)	5,299	52,330
Nucor Corp.	3,944	209,781
Pan American Silver Corp. (Canada)	1,913	65,976
Rio Tinto Ltd. (Australia)	2,545	224,454
Rio Tinto PLC (Australia)	6,129	459,737
Rio Tinto PLC (Australia), ADR(a)	80,039	6,020,534
Sandfire Resources Ltd. (Australia)	26,215	108,481
Sandstorm Gold Ltd. (Canada)*	7,005	50,226
Sanyo Special Steel Co. Ltd. (Japan)*	3,500	43,807
South32 Ltd. (Australia)	47,065	89,874
voestalpine AG (Austria)	12,353	439,975
Wheaton Precious Metals Corp. (Brazil)	2,557	106,788
Yamana Gold, Inc. (Canada)	14,809	84,580

		25,091,186

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
KKR Real Estate Finance Trust, Inc.	2,560	45,875
PennyMac Mortgage Investment Trust	3,618	63,641
Starwood Property Trust, Inc.	104,341	2,013,781
Two Harbors Investment Corp.	14,944	95,193

		2,218,490

Multiline Retail — 0.4%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	1,202	158,010
Dollar General Corp.	1,817	382,115
Dollar Tree, Inc.*	2,032	219,537
Dollarama, Inc. (Canada)	4,298	175,175
Europris ASA (Norway), 144A	73,911	441,641
Kohl’s Corp.	4,839	196,899
Next PLC (United Kingdom)*	2,937	285,471
Nordstrom, Inc.(a)	5,560	173,528

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (cont’d.)
Pan Pacific International Holdings Corp. (Japan)	3,249	$75,160
Ryohin Keikaku Co. Ltd. (Japan)	11,914	243,318
Target Corp.	38,699	6,831,534
Tokmanni Group Corp. (Finland)	23,732	473,294
Wesfarmers Ltd. (Australia)	63,291	2,465,575

		12,121,257

Multi-Utilities — 0.4%
AGL Energy Ltd. (Australia)	27,083	249,770
Algonquin Power & Utilities Corp. (Canada)	6,209	102,191
Ameren Corp.	5,894	460,086
Atco Ltd. (Canada) (Class I Stock)	972	27,864
Canadian Utilities Ltd. (Canada) (Class A Stock)	1,152	28,137
CenterPoint Energy, Inc.	21,022	454,916
CMS Energy Corp.	9,797	597,715
Consolidated Edison, Inc.	8,107	585,893
Dominion Energy, Inc.	2,927	220,110
DTE Energy Co.	674	81,830
E.ON SE (Germany)	15,861	175,270
Engie SA (France)*	17,387	267,029
MDU Resources Group, Inc.	30,773	810,561
National Grid PLC (United Kingdom)	189,035	2,242,566
NiSource, Inc.	2,170	49,780
Public Service Enterprise Group, Inc.	5,741	334,700
RWE AG (Germany)	3,971	168,770
Sempra Energy	24,262	3,091,222
Suez SA (France)	9,047	179,560
Veolia Environnement SA (France)	25,290	622,894
WEC Energy Group, Inc.	3,541	325,878

		11,076,742

Oil, Gas & Consumable Fuels — 1.0%
Ampol Ltd. (Australia)	6,398	140,388
Apache Corp.	26,232	372,232
BP PLC (United Kingdom)	41,214	142,931
Cameco Corp. (Canada)	4,666	62,499
Canadian Natural Resources Ltd. (Canada)	10,122	243,249
Cenovus Energy, Inc. (Canada)	13,037	79,375
Cheniere Energy, Inc.*	100,776	6,049,583
Chevron Corp.	37,782	3,190,690
Enbridge, Inc. (Canada)	87,225	2,789,638
ENEOS Holdings, Inc. (Japan)	71,397	255,787
Eni SpA (Italy)	3,394	35,434
EOG Resources, Inc.	21,860	1,090,158
Equinor ASA (Norway)	1,920	32,321
Exxon Mobil Corp.	2,787	114,880
Gaztransport Et Technigaz SA (France)	110	10,671
Hess Corp.	7,821	412,871
HollyFrontier Corp.	1,460	37,741
Idemitsu Kosan Co. Ltd. (Japan)	1,626	35,786
Imperial Oil Ltd. (Canada)	3,063	58,137
Inpex Corp. (Japan)	27,521	148,588
Kinder Morgan, Inc.	54,160	740,367
Koninklijke Vopak NV (Netherlands)	1,778	93,816
Magellan Midstream Partners LP, MLP	7,026	298,183

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Neste OYJ (Finland)	24,603	$1,781,454
OMV AG (Austria)	6,954	280,955
ONEOK, Inc.	9,819	376,853
Parkland Corp. (Canada)	3,261	103,474
Parsley Energy, Inc. (Class A Stock)	5,251	74,564
Pembina Pipeline Corp. (Canada)	31,706	749,745
Pioneer Natural Resources Co.	2,253	256,594
Repsol SA (Spain)	4,157	42,127
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	41,220	728,606
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	18,191	321,464
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	17,081	292,554
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	18,154	610,156
Sugih Energy Tbk PT (Indonesia)*^	660,500	—
Targa Resources Corp.	18,184	479,694
TC Energy Corp. (Canada)	92,199	3,748,368
TOTAL SE (France)	11,993	517,468
Viper Energy Partners LP	2,556	29,701
Washington H Soul Pattinson & Co. Ltd. (Australia)	2,696	62,698
Williams Cos., Inc. (The)	32,039	642,382
Woodside Petroleum Ltd. (Australia)	7,668	134,824
WPX Energy, Inc.*	13,428	109,438

		27,778,444

Paper & Forest Products — 0.0%
Mondi PLC (United Kingdom)	2,771	65,428
Oji Holdings Corp. (Japan)	11,479	65,236
Stora Enso OYJ (Finland) (Class R Stock)	3,669	70,133
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)*	7,322	127,522
UPM-Kymmene OYJ (Finland)	2,507	93,585

		421,904

Personal Products — 0.4%
Beiersdorf AG (Germany)	1,829	211,455
Estee Lauder Cos., Inc. (The) (Class A Stock)	18,215	4,848,651
Herbalife Nutrition Ltd.*	49,875	2,396,494
Kao Corp. (Japan)	3,542	273,400
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,201	146,809
Kose Corp. (Japan)	2,237	381,921
L’Oreal SA (France)	2,108	801,671
Pola Orbis Holdings, Inc. (Japan)	15,671	317,552
Shiseido Co. Ltd. (Japan)	5,579	385,719
Unilever PLC (United Kingdom)	14,695	885,195

		10,648,867

Pharmaceuticals — 1.6%
Astellas Pharma, Inc. (Japan)	19,232	297,131
AstraZeneca PLC (United Kingdom)	45,936	4,649,113
Bausch Health Cos., Inc.*	2,446	50,749
Bayer AG (Germany)	5,524	326,489

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.	11,608	$720,044
Canopy Growth Corp. (Canada)*	906	22,292
Catalent, Inc.*	4,411	459,053
China Animal Healthcare Ltd. (China)*^	24,000	31
Chugai Pharmaceutical Co. Ltd. (Japan)	5,981	319,595
Daiichi Sankyo Co. Ltd. (Japan)	6,540	224,024
Eisai Co. Ltd. (Japan)	3,476	248,427
Elanco Animal Health, Inc.*	152,410	4,674,415
Eli Lilly & Co.	3,679	621,162
Fuji Pharma Co. Ltd. (Japan)	3,000	36,222
GlaxoSmithKline PLC (United Kingdom)	36,536	671,914
H. Lundbeck A/S (Denmark)	2,718	93,340
Hikma Pharmaceuticals PLC (Jordan)	6,019	207,702
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,035	61,505
Horizon Therapeutics PLC*	13,568	992,499
Ipsen SA (France)	3,974	330,986
Jazz Pharmaceuticals PLC*	8,876	1,464,984
Johnson & Johnson	10,852	1,707,888
Kyowa Kirin Co. Ltd. (Japan)	3,978	108,760
Merck & Co., Inc.	9,706	793,951
Merck KGaA (Germany)	2,175	378,784
Novartis AG (Switzerland)	24,135	2,283,035
Novo Nordisk A/S (Denmark) (Class B Stock)	13,347	926,708
Ono Pharmaceutical Co. Ltd. (Japan)	4,608	138,866
Orion OYJ (Finland) (Class B Stock)	5,999	275,422
Otsuka Holdings Co. Ltd. (Japan)	4,394	188,116
Perrigo Co. PLC	7,538	337,099
Pfizer, Inc.	15,244	561,132
Prestige Consumer Healthcare, Inc.*	2,183	76,121
Recordati Industria Chimica e Farmaceutica SpA (Italy)	2,096	116,305
Roche Holding AG (Switzerland)	5,337	1,876,184
Roche Holding AG-Genusschein (Switzerland)	19,703	6,896,225
Sanofi (France)	8,397	812,291
Santen Pharmaceutical Co. Ltd. (Japan)	3,095	50,254
Shionogi & Co. Ltd. (Japan)	1,310	71,633
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	6,868	101,598
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	2,240	151,177
Takeda Pharmaceutical Co. Ltd. (Japan)	138,153	5,033,044
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	41,235	397,918
UCB SA (Belgium)	1,273	131,631
Viatris, Inc.*	15,739	294,949
Vifor Pharma AG (Switzerland)	707	111,353
Zoetis, Inc.	34,638	5,732,589

		46,024,710

Professional Services — 0.4%
Adecco Group AG (Switzerland)	71,961	4,828,732
Altech Corp. (Japan)	800	16,294

COMMON STOCKS (continued)	Shares	Value
Professional Services (cont’d.)
Applus Services SA (Spain)*	21,474	$237,518
ASGN, Inc.*	2,990	249,755
Brunel International NV (Netherlands)*	8,491	75,992
Bureau Veritas SA (France)*	2,256	60,100
Equifax, Inc.	836	161,214
Experian PLC (United Kingdom)	9,272	352,238
FTI Consulting, Inc.*	950	106,134
IHS Markit Ltd.	1,218	109,413
Intertek Group PLC (United Kingdom)	1,059	81,721
JAC Recruitment Co. Ltd. (Japan)	9,100	167,295
Nielsen Holdings PLC	14,204	296,437
Nihon M&A Center, Inc. (Japan)	3,215	215,406
Outsourcing, Inc. (Japan)	2,200	29,564
Pagegroup PLC (United Kingdom)*	42,281	260,165
Pasona Group, Inc. (Japan)	11,600	233,268
Persol Holdings Co. Ltd. (Japan)	13,284	239,808
Randstad NV (Netherlands)*	15,985	1,048,265
Recruit Holdings Co. Ltd. (Japan)	9,054	380,133
RELX PLC (United Kingdom)	11,249	275,353
Robert Half International, Inc.	7,247	452,793
SGS SA (Switzerland)	124	375,264
Synergie SE (France)*	444	17,382
Teleperformance (France)	405	135,264
Thomson Reuters Corp. (Canada)	8,425	689,541
Tinexta SpA (Italy)*	5,320	136,858
TransUnion	10,785	1,070,088
Verisk Analytics, Inc.	817	169,601
Wolters Kluwer NV (Netherlands)	2,759	235,818
World Holdings Co. Ltd. (Japan)	3,500	66,522
Yumeshin Holdings Co. Ltd. (Japan)	16,100	108,899

		12,882,835

Real Estate Management & Development — 0.2%
Aeon Mall Co. Ltd. (Japan)	3,540	58,360
Atrium Ljungberg AB (Sweden) (Class B Stock)	2,563	53,832
Azrieli Group Ltd. (Israel)	458	29,154
CBRE Group, Inc. (Class A Stock)*	7,349	460,929
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	47,697
CK Asset Holdings Ltd. (Hong Kong)	43,370	222,491
Cushman & Wakefield PLC*(a)	4,091	60,670
Daito Trust Construction Co. Ltd. (Japan)	2,837	265,196
Daiwa House Industry Co. Ltd. (Japan)	1,575	46,754
Deutsche Wohnen SE (Germany)	3,052	163,374
ESR Cayman Ltd. (China), 144A*	8,662	31,132
Fabege AB (Sweden)	4,047	63,773
Fastighets AB Balder (Sweden) (Class B Stock)*	520	27,154
FirstService Corp. (Canada)	742	101,556
Gev-Yam Land Ltd. (Israel)	1,238	10,104
Hang Lung Group Ltd. (Hong Kong)	5,000	12,456
Hang Lung Properties Ltd. (Hong Kong)	17,756	47,047
Henderson Land Development Co. Ltd. (Hong Kong)	9,643	37,670

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (cont’d.)
Hongkong Land Holdings Ltd. (Hong Kong)	11,438	$47,324
K Wah International Holdings Ltd. (Hong Kong)	579,000	278,655
LEG Immobilien AG (Germany)	637	99,316
Mingfa Group International Co. Ltd. (Hong Kong)*^	88,000	1
Mitsubishi Estate Co. Ltd. (Japan)	1,659	26,604
New World Development Co. Ltd. (Hong Kong)	7,296	34,001
Nexity SA (France)	3,254	141,390
Nomura Real Estate Holdings, Inc. (Japan)	4,903	108,320
Open House Co. Ltd. (Japan)	4,900	180,365
Savills PLC (United Kingdom)*	44,256	576,026
Selvaag Bolig ASA (Norway)	19,552	132,884
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	3,257
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)	20,522	13,089
Sino Land Co. Ltd. (Hong Kong)	48,653	63,277
Sun Hung Kai Properties Ltd. (Hong Kong)	3,364	43,432
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	17,172	95,286
Swiss Prime Site AG (Switzerland)	842	83,613
Tokyu Fudosan Holdings Corp. (Japan)	5,717	30,461
UOL Group Ltd. (Singapore)	7,117	41,503
Vonovia SE (Germany)	2,974	217,808
Watkin Jones PLC (United Kingdom)	85,202	215,344
Wing Tai Holdings Ltd. (Malaysia)	6,100	9,016
Yanlord Land Group Ltd. (China)	296,200	252,028

		4,432,349

Road & Rail — 0.4%
ArcBest Corp.	1,950	83,207
Aurizon Holdings Ltd. (Australia)	10,450	31,511
Canadian National Railway Co. (Canada)	2,716	298,592
Canadian Pacific Railway Ltd. (Canada)	650	225,465
Central Japan Railway Co. (Japan)	248	35,055
CSX Corp.	1,881	170,701
East Japan Railway Co. (Japan)	681	45,397
Hamakyorex Co. Ltd. (Japan)	1,100	31,269
Hankyu Hanshin Holdings, Inc. (Japan)	1,119	37,183
J.B. Hunt Transport Services, Inc.	881	120,389
Kansas City Southern	548	111,863
Kyushu Railway Co. (Japan)	1,677	36,134
Maruzen Showa Unyu Co. Ltd. (Japan)	200	6,758
MTR Corp. Ltd. (Hong Kong)	6,498	36,402
Nagoya Railroad Co. Ltd. (Japan)	1,561	41,154
Nikkon Holdings Co. Ltd. (Japan)	17,800	356,708
Nippon Express Co. Ltd. (Japan)	616	41,370
Nobina AB (Sweden), 144A*	37,236	314,354
Norfolk Southern Corp.	536	127,359
Odakyu Electric Railway Co. Ltd. (Japan)	1,167	36,640

COMMON STOCKS (continued)	Shares	Value
Road & Rail (cont’d.)
Old Dominion Freight Line, Inc.	23,799	$4,645,089
Saia, Inc.*	253	45,742
Sankyu, Inc. (Japan)	300	11,312
Seino Holdings Co. Ltd. (Japan)	35,900	505,337
Senko Group Holdings Co. Ltd. (Japan)	1,800	17,544
Tobu Railway Co. Ltd. (Japan)	1,480	44,076
Uber Technologies, Inc.*	73,305	3,738,555
Union Pacific Corp.	1,428	297,338

		11,492,504

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.*	8,262	757,708
Advantest Corp. (Japan)	2,925	220,588
Allegro MicroSystems, Inc. (Japan)*	2,262	60,305
Analog Devices, Inc.	931	137,537
Applied Materials, Inc.	63,538	5,483,329
ASM International NV (Netherlands)	29,725	6,588,197
ASML Holding NV (Netherlands)	12,385	6,087,076
BE Semiconductor Industries NV (Netherlands)	3,539	214,951
Broadcom, Inc.	1,614	706,690
Cree, Inc.*	1,426	151,013
Dialog Semiconductor PLC (United Kingdom)*	4,940	270,363
Disco Corp. (Japan)	212	71,471
Elmos Semiconductor SE (Germany)	2,810	94,842
Entegris, Inc.	3,098	297,718
First Solar, Inc.*	14,119	1,396,652
Infineon Technologies AG (Germany)	5,029	194,308
Intel Corp.	21,808	1,086,475
KLA Corp.	12,787	3,310,682
Lam Research Corp.	13,107	6,190,043
Lasertec Corp. (Japan)	895	105,610
Lattice Semiconductor Corp.*	5,019	229,971
MACOM Technology Solutions Holdings, Inc.*	2,100	115,584
Maxim Integrated Products, Inc.	2,900	257,085
Megachips Corp. (Japan)	1,200	32,865
Microchip Technology, Inc.	1,447	199,845
Micron Technology, Inc.*	3,768	283,278
MKS Instruments, Inc.	1,494	224,772
NVIDIA Corp.	2,281	1,191,138
NXP Semiconductors NV (Netherlands)	30,574	4,861,572
Qorvo, Inc.*	2,464	409,689
QUALCOMM, Inc.	6,649	1,012,909
Renesas Electronics Corp. (Japan)*	12,972	136,584
Rohm Co. Ltd. (Japan)	47,415	4,610,206
Semtech Corp.*	1,474	106,261
Shinko Electric Industries Co. Ltd. (Japan)	11,400	261,469
Silergy Corp. (China)	16,000	1,381,886
Skyworks Solutions, Inc.	2,058	314,627
STMicroelectronics NV (Switzerland)	7,092	263,041
STMicroelectronics NV (Switzerland)	120,525	4,558,141
SUMCO Corp. (Japan)	1,476	32,508
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	45,348	4,944,746
Teradyne, Inc.	3,714	445,271

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Texas Instruments, Inc.	40,619	$6,666,796
Tokyo Electron Ltd. (Japan)	739	275,996
Tokyo Seimitsu Co. Ltd. (Japan)	9,700	458,185
Ulvac, Inc. (Japan)	1,600	68,488
Xilinx, Inc.	1,882	266,811

		67,035,282

Software — 1.7%
Adobe, Inc.*	8,750	4,376,050
Anaplan, Inc.*	3,652	262,396
ANSYS, Inc.*	598	217,552
Autodesk, Inc.*	1,943	593,276
AVEVA Group PLC (United Kingdom)	894	39,241
Bottomline Technologies DE, Inc.*	1,529	80,640
Cadence Design Systems, Inc.*	3,859	526,483
Check Point Software Technologies Ltd. (Israel)*	938	124,670
Citrix Systems, Inc.	3,416	444,422
Constellation Software, Inc. (Canada)	473	614,213
Dassault Systemes SE (France)	793	161,559
DocuSign, Inc.*	2,639	586,650
Dropbox, Inc. (Class A Stock)*	51,365	1,139,789
Dynatrace, Inc.*	3,848	166,503
Elastic NV*	1,850	270,341
Fair Isaac Corp.*	1,119	571,854
Fortinet, Inc.*	2,544	377,860
GB Group PLC (United Kingdom)	614	7,895
HubSpot, Inc.*	763	302,484
Intuit, Inc.	17,253	6,553,552
Microsoft Corp.	97,600	21,708,192
National Agricultural Holdings Ltd.^	100,000	—
Nemetschek SE (Germany)	3,646	270,028
Nice Ltd. (Israel)*	470	131,674
NortonLifeLock, Inc.	18,723	389,064
Nuance Communications, Inc.*	5,072	223,625
Open Text Corp. (Canada)	1,821	82,745
Oracle Corp.	7,443	481,488
Oracle Corp. (Japan)	745	97,133
Paycom Software, Inc.*	292	132,057
Paylocity Holding Corp.*	1,343	276,537
Proofpoint, Inc.*	1,293	176,378
Rakus Co. Ltd. (Japan)	11,300	262,581
Sage Group PLC (The) (United Kingdom)	27,322	218,116
salesforce.com, Inc.*	3,576	795,767
SAP SE (Germany)	6,698	888,246
ServiceNow, Inc.*	1,104	607,675
Software AG (Germany)	570	23,206
Synopsys, Inc.*	1,621	420,228
TeamViewer AG (Germany), 144A*	879	47,304
Topicus.com, Inc. (Canada)*^	879	3,323
Trend Micro, Inc. (Japan)*	2,067	119,087
Tyler Technologies, Inc.*	685	299,016
Xero Ltd. (New Zealand)*	5,576	635,364
Zendesk, Inc.*	2,037	291,535
Zoom Video Communications, Inc. (Class A Stock)*	10,465	3,530,054

		49,527,853

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 0.9%
ABC-Mart, Inc. (Japan)	879	$48,857
Advance Auto Parts, Inc.	464	73,085
American Eagle Outfitters, Inc.(a)	8,061	161,784
Arcland Sakamoto Co. Ltd. (Japan)	600	9,965
Autobacs Seven Co. Ltd. (Japan)	2,400	33,208
AutoZone, Inc.*	290	343,778
Best Buy Co., Inc.	3,974	396,565
Bilia AB (Sweden) (Class A Stock)*	34,488	426,476
Burlington Stores, Inc.*	16,606	4,343,299
CarMax, Inc.*	324	30,605
DCM Holdings Co. Ltd. (Japan)	21,500	245,825
Dick’s Sporting Goods, Inc.	65,418	3,677,146
EDION Corp. (Japan)	2,400	24,404
Fast Retailing Co. Ltd. (Japan)	184	165,221
Five Below, Inc.*	1,121	196,153
Frasers Group PLC (United Kingdom)*	7,299	45,035
Gap, Inc. (The)	13,072	263,924
Grand Baoxin Auto Group Ltd. (China)*	472,500	50,785
Halfords Group PLC (United Kingdom)	10,384	38,030
Hennes & Mauritz AB (Sweden) (Class B Stock)*	13,886	291,458
Home Depot, Inc. (The)	4,945	1,313,491
Hornbach Holding AG & Co. KGaA (Germany)	2,286	218,957
Industria de Diseno Textil SA (Spain)	14,095	449,936
JB Hi-Fi Ltd. (Australia)	24,332	915,115
JD Sports Fashion PLC (United Kingdom)*	83,853	986,183
Kingfisher PLC (United Kingdom)*	62,166	229,873
Kohnan Shoji Co. Ltd. (Japan)	11,300	352,526
Komeri Co. Ltd. (Japan)	4,300	121,772
K’s Holdings Corp. (Japan)	2,300	32,011
L Brands, Inc.	50,803	1,889,364
Lithia Motors, Inc. (Class A Stock)	406	118,824
Lowe’s Cos., Inc.	4,135	663,709
Luk Fook Holdings International Ltd. (Hong Kong)	92,000	222,321
Nitori Holdings Co. Ltd. (Japan)	1,393	291,934
O’Reilly Automotive, Inc.*	620	280,593
Premier Investments Ltd. (Australia)	31,698	574,250
RH*(a)	368	164,687
Ross Stores, Inc.	1,077	132,266
Shimamura Co. Ltd. (Japan)	480	50,423
Tiffany & Co.	1,449	190,471
TJX Cos., Inc. (The)	5,511	376,346
Tractor Supply Co.	2,500	351,450
Ulta Beauty, Inc.*	982	281,991
USS Co. Ltd. (Japan)	1,891	38,263
Yamada Holdings Co. Ltd. (Japan)	896,367	4,768,608

		25,880,967

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	220,636	29,276,191
Brother Industries Ltd. (Japan)	10,701	220,409
Canon, Inc. (Japan)	2,301	44,243
FUJIFILM Holdings Corp. (Japan)	1,588	83,643
Hewlett Packard Enterprise Co.	4,918	58,278
HP, Inc.	10,249	252,023
Logitech International SA (Switzerland)	3,962	388,930

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (cont’d.)
Maxell Holdings Ltd. (Japan)*	10,400	$129,609
MCJ Co. Ltd. (Japan)	24,700	265,717
NetApp, Inc.	4,920	325,901
Ricoh Co. Ltd. (Japan)	25,272	165,773
Seagate Technology PLC	3,881	241,243
Seiko Epson Corp. (Japan)	4,041	59,991
Western Digital Corp.	8,806	487,764
Xerox Holdings Corp.	2,208	51,204

		32,050,919

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)*	1,525	556,916
Burberry Group PLC (United Kingdom)*	13,465	330,525
Capri Holdings Ltd.*	5,000	210,000
Chargeurs SA (France)	2,638	56,882
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	2,495	225,883
Crocs, Inc.*	2,539	159,094
Deckers Outdoor Corp.*	395	113,278
EssilorLuxottica SA (France)	1,545	240,520
FF Group (Greece)*^	5,768	1
Fuguiniao Co. Ltd. (China) (Class H Stock)*^	50,000	1
Gildan Activewear, Inc. (Canada)	1,308	36,571
Hermes International (France)	430	462,619
Kering SA (France)	479	348,047
Kurabo Industries Ltd. (Japan)	400	7,042
LVMH Moet Hennessy Louis Vuitton SE (France)	1,655	1,033,167
Moncler SpA (Italy)*	4,376	268,556
NIKE, Inc. (Class B Stock)	44,512	6,297,113
Pandora A/S (Denmark)	3,756	422,142
Puma SE (Germany)*	3,129	354,264
PVH Corp.	3,381	317,442
Ralph Lauren Corp.	1,580	163,909
Swatch Group AG (The) (Switzerland) (XEQT)	889	242,548
Swatch Group AG (The) (Switzerland) (SWX)	3,081	163,040
Tapestry, Inc.	22,549	700,823
Under Armour, Inc. (Class A Stock)*	15,535	266,736
Under Armour, Inc. (Class C Stock)*	13,568	201,892
VF Corp.	2,991	255,461
Wolverine World Wide, Inc.	2,461	76,906

		13,511,378

Thrifts & Mortgage Finance — 0.0%
Aareal Bank AG (Germany)*	12,043	288,629
Deutsche Pfandbriefbank AG (Germany), 144A*	18,970	204,922
MGIC Investment Corp.	5,596	70,230
NMI Holdings, Inc. (Class A Stock)*	4,761	107,837
OSB Group PLC (United Kingdom)*	49,263	286,177
Paragon Banking Group PLC (United Kingdom)	41,230	276,697
Washington Federal, Inc.	2,343	60,309

		1,294,801

COMMON STOCKS (continued)	Shares	Value
Tobacco — 0.2%
Altria Group, Inc.	4,297	$176,177
British American Tobacco PLC (United Kingdom)	17,632	655,774
Imperial Brands PLC (United Kingdom)	12,835	270,902
Japan Tobacco, Inc. (Japan)	209,590	4,269,343
Philip Morris International, Inc.	6,916	572,576
Scandinavian Tobacco Group A/S (Denmark), 144A	810	13,894
Swedish Match AB (Sweden)	4,950	384,533

		6,343,199

Trading Companies & Distributors — 0.3%
Ashtead Group PLC (United Kingdom)	3,671	172,314
Beacon Roofing Supply, Inc.*	3,295	132,426
Brenntag AG (Germany)	3,069	238,357
Bunzl PLC (United Kingdom)	3,746	125,222
Fastenal Co.	8,465	413,346
Ferguson PLC	48,072	5,853,332
Hanwa Co. Ltd. (Japan)	1,500	40,378
ITOCHU Corp. (Japan)	6,072	174,710
Kanematsu Corp. (Japan)	900	11,246
Marubeni Corp. (Japan)	29,201	194,634
Mitsubishi Corp. (Japan)	10,269	253,317
Mitsui & Co. Ltd. (Japan)	3,173	58,190
MonotaRO Co. Ltd. (Japan)	6,768	344,706
Nagase & Co. Ltd. (Japan)	1,100	16,066
Nishio Rent All Co. Ltd. (Japan)	1,000	20,952
Rexel SA (France)*	20,176	318,516
Seven Group Holdings Ltd. (Australia)	1,341	24,244
Sumitomo Corp. (Japan)	15,458	205,246
Toromont Industries Ltd. (Canada)	1,510	105,815
Toyota Tsusho Corp. (Japan)	3,634	147,792
United Rentals, Inc.*	736	170,686
W.W. Grainger, Inc.	703	287,063
Wakita & Co. Ltd. (Japan)	2,100	21,480
Watsco, Inc.	442	100,135

		9,430,173

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A*	4,676	815,563
Aeroports de Paris (France)*	1,605	207,446
Airports of Thailand PCL (Thailand)	98,300	204,413
Atlantia SpA (Italy)*	33,947	612,571
Enav SpA (Italy), 144A	107,162	473,347
Getlink SE (France)*	2,370	41,117
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	168,000	188,173
Signature Aviation PLC (United Kingdom)*	3,406	18,037
Transurban Group (Australia)	161,581	1,706,434

		4,267,101

Water Utilities — 0.1%
American Water Works Co., Inc	10,084	1,547,592
Guangdong Investment Ltd. (China)	136,000	245,137
Severn Trent PLC (United Kingdom)	21,532	676,617

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Water Utilities (cont’d.)
United Utilities Group PLC (United Kingdom)	10,257	$125,888

		2,595,234

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	13,459	400,093
Rogers Communications, Inc. (Canada) (Class B Stock)	1,100	51,211
SoftBank Corp. (Japan)	10,875	136,181
SoftBank Group Corp. (Japan)	4,352	340,799
Tele2 AB (Sweden) (Class B Stock)	3,467	45,887
T-Mobile US, Inc.*	3,252	438,532
Vodafone Group PLC (United Kingdom)	174,739	289,044

		1,701,747

TOTAL COMMON STOCKS (cost $964,884,105)		1,157,403,580

EXCHANGE-TRADED FUNDS — 1.5%
Energy Select Sector SPDR Fund	205,464	7,787,086
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	530,038	20,231,551
Goldman Sachs ActiveBeta International Equity ETF	19,999	637,968
Health Care Select Sector SPDR Fund	63,066	7,154,207
Invesco Senior Loan ETF	315,755	7,035,021

TOTAL EXCHANGE-TRADED FUNDS (cost $39,573,178)		42,845,833

PREFERRED STOCKS — 0.2%
Automobiles — 0.2%
Bayerische Motoren Werke AG (Germany) (PRFC)	394	26,465
Volkswagen AG (Germany) (PRFC)	28,502	5,338,674

		5,365,139

Chemicals — 0.0%
FUCHS PETROLUB SE (Germany) (PRFC)	3,398	193,149

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	279	117,684

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	786	88,566

Road & Rail — 0.0%
Sixt SE (Germany) (PRFC)	2,338	164,544

TOTAL PREFERRED STOCKS (cost $4,690,248)		5,929,082

	Units

RIGHTS* — 0.0%
Media
Media General, Inc., CVR, expiring 12/31/22^	2,019	—

(cost $0)

UNAFFILIATED FUNDS** — 3.5%	Shares	Value
Goldman Sachs Emerging Markets Equity Insights Fund, (Institutional Shares)	4,419,093	$51,703,387
Goldman Sachs High Yield Floating Rate Fund, (Institutional Shares)	3,736,037	34,670,421
Goldman Sachs MLP Energy Infrastructure Fund, (Institutional Shares)	689,559	12,743,056

TOTAL UNAFFILIATED FUNDS (cost $93,751,035)		99,116,864

	Units

WARRANTS* — 0.0%
Building Products — 0.0%
Dynasty Ceramic PCL (Thailand), expiring 05/07/21	93,360	2,836

Media — 0.0%
VGI Public Media PCL (Thailand), expiring 09/10/22	19,780	548

Real Estate Management & Development — 0.0%
Country Group Development PCL (Thailand), expiring 06/26/21	116,020	77

TOTAL WARRANTS (cost $0)		3,461

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.7%
Collateralized Debt Obligations — 0.3%
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL04, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.209%(c)	09/15/35	4,998	4,939,639
KREF Ltd.,
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.253%(c)	06/15/36	4,275	4,253,881

			9,193,520

Collateralized Loan Obligations — 2.1%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
1.634%(c)	05/01/26	490	490,159
AGL CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.537%(c)	01/15/33	2,900	2,901,519
AIMCO CLO (Cayman Islands),
Series 2017-AA, Class A, 144A, 3 Month LIBOR + 1.260%
1.478%(c)	07/20/29	5,750	5,751,256
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.272%(c)	01/28/31	7,450	7,433,019

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Apidos CLO (Cayman Islands),
Series 2015-23A, Class AR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.457%(c)	04/15/33	2,900	$2,893,387
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.067%(c)	01/27/28	5,283	5,247,241
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.477%(c)	04/15/33	7,300	7,305,579
Magnetite Ltd. (Cayman Islands),
Series 2016-17A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.318%(c)	07/20/31	9,550	9,503,218
Mountain View CLO LLC (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.589%(c)	04/14/33	2,500	2,495,030
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)
1.127%(c)	04/15/29	2,780	2,761,608
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.517%(c)	04/15/33	4,825	4,812,942
Vibrant CLO Ltd. (Cayman Islands),
Series 2018-08A, Class B1, 144A, 3 Month LIBOR + 1.800% (Cap N/A,
Floor 0.000%)
2.018%(c)	01/20/31	1,000	941,122
Voya CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.448%(c)	07/20/30	2,900	2,899,993
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.297%(c)	04/15/31	3,000	2,988,185

			58,424,258

Other — 0.1%
Orec Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.339%(c)	06/15/36	2,550	2,520,784

Residential Mortgage-Backed Securities — 0.0%
Towd Point Mortgage Trust,
Series 2019-04, Class M1B, 144A
3.000%(cc)	10/25/59	1,140	1,193,820

Student Loans — 0.2%
Edsouth Indenture No. 05 LLC,
Series 2014-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
0.848%(c)	02/25/39	958	952,362

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Edsouth Indenture No. 06 LLC,
Series 2014-02, Class A, 144A, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.828%(c)	05/25/39		1,362	$1,353,111
Edsouth Indenture No. 10 LLC,
Series 2015-02, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.148%(c)	12/25/56		1,124	1,119,890
South Carolina Student Loan Corp.,
Series 2014-01, Class A1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.894%(c)	05/01/30		1,430	1,429,613

				4,854,976

TOTAL ASSET-BACKED SECURITIES (cost $76,470,712)				76,187,358

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class D, 144A
3.000%	07/15/49		750	605,183
Bancorp Commercial Mortgage Trust,
Series 2018-CRE04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.950%)
1.059%(c)	09/15/35		81	80,614
Barclays Commercial Mortgage Securities Trust,
Series 2017-C01, Class D, 144A
3.507%(cc)	02/15/50		400	326,645
Commercial Mortgage Trust,
Series 2017-COR02, Class C
4.561%(cc)	09/10/50		650	664,911
Series 2019-GC44, Class D, 144A
2.500%	08/15/57		450	395,955
GS Mortgage Securities Trust,
Series 2019-GC42, Class D, 144A
2.800%	09/01/52		450	415,077
Wells Fargo Commercial Mortgage Trust,
Series 2017-RC01, Class D, 144A
3.250%	01/15/60		500	406,154

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,189,887)				2,894,539

CONVERTIBLE BOND — 0.0%
Internet
iQIYI, Inc. (China),
Sr. Unsec’d. Notes
2.000%	04/01/25		40	35,229

(cost $35,895)

CORPORATE BONDS — 12.6%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/35		100	102,088
3.375%	06/15/46		50	48,889
3.450%	11/01/28	(a)	675	725,611
3.625%	03/01/48		50	50,449
3.850%	11/01/48		25	25,850

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
5.805%	05/01/50		1,350	$1,856,813
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		450	509,056
4.030%	10/15/47		25	31,199
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.050%	05/04/47		800	994,796
4.625%	11/16/48		75	101,902

				4,446,653

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.800%	02/14/24		400	436,785
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
3.250%	03/27/30		150	173,334
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	(a)	1,350	1,395,407
4.758%	09/06/49		875	1,006,178

				3,011,704

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		1,075	1,077,790
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		425	471,122
5.400%	10/02/23		700	786,216
5.950%	04/01/49		75	101,066
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25		550	616,734
Sr. Unsec’d. Notes
5.650%	01/17/29		225	278,568

				3,331,496

Banks — 2.8%
Banco de Bogota SA (Colombia),
Sub. Notes
6.250%	05/12/26		360	416,181
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.750%(ff)	—	(rr)	220	238,869
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico),
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25		150	172,296
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.746%	05/28/25		1,200	1,282,678
3.306%	06/27/29	(a)	600	674,568
Sub. Notes
2.749%	12/03/30		600	618,698

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		6,775	$7,259,191
Sr. Unsec’d. Notes, GMTN
2.816%(ff)	07/21/23		1,125	1,168,268
3.593%(ff)	07/21/28		1,175	1,335,084
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		3,750	4,101,592
4.125%	01/22/24		450	499,525
Sub. Notes, MTN
4.200%	08/26/24		100	111,952
4.450%	03/03/26		1,225	1,428,351
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26		1,225	1,315,686
BBVA Bancomer SA (Mexico),
Sub. Notes
5.125%(ff)	01/18/33		200	215,829
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		625	654,101
3.375%	01/09/25		910	996,383
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		650	690,970
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		1,275	1,303,707
4.625%	09/12/28	(a)	900	1,084,175
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24		125	136,394
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.976%(ff)	11/05/30		3,950	4,347,527
3.400%	05/01/26		1,325	1,494,839
Sub. Notes
4.125%	07/25/28	(a)	600	701,248
4.600%	03/09/26		675	791,404
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26		675	699,110
Credit Bank of Moscow Via CBOM Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
4.700%	01/29/25		260	267,491
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.950%	04/09/25		425	466,001
Sub. Notes, 144A
6.500%	08/08/23		275	309,816
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26		294	345,936
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29		1,400	1,584,209
4.194%(ff)	04/01/31		575	676,124

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26			800	$818,686
2.222%(ff)	09/18/24			500	514,076
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A, EMTN
12.330%(s)	12/23/21		EGP	3,350	189,268
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26			1,975	2,021,033
3.803%(ff)	03/11/25	(a)		325	354,827
4.950%	03/31/30			200	249,947
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.400%(ff)	07/01/26	(a)		1,700	1,726,703
4.625%	01/06/26			1,000	1,173,355
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)		700	722,033
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	—	(a)(rr)		2,200	2,198,924
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25			1,225	1,300,423
2.522%(ff)	04/22/31			3,700	3,968,555
3.782%(ff)	02/01/28			925	1,062,358
3.882%(ff)	07/24/38			600	728,859
3.960%(ff)	01/29/27			700	804,633
4.493%(ff)	03/24/31			75	92,438
Sub. Notes
2.956%(ff)	05/13/31(a	)		450	492,536
JPMorgan Chase Bank NA,
Unsec’d. Notes, 144A, EMTN
12.724%(s)	09/02/21		EGP	2,650	155,492
13.171%(s)	07/08/21		EGP	2,625	156,903
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.751%	07/18/39			575	694,022
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24			600	645,468
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31			4,400	4,784,986
3.700%	10/23/24			3,225	3,590,375
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32			1,275	1,282,381
3.622%(ff)	04/01/31			400	464,572
Sub. Notes, MTN
3.950%	04/23/27	(a)		675	780,450
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25			575	635,289
Sub. Notes
3.754%(ff)	11/01/29			200	213,354
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23			3,475	3,616,154

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
NBK Tier 1 Financing 2 Ltd. (Kuwait),
Gtd. Notes, 144A
4.500%(ff)	—	(rr)	200	$204,138
Truist Bank,
Sub. Notes
2.250%	03/11/30		700	734,478
Turkiye Vakiflar Bankasi TAO (Turkey),
Sr. Unsec’d. Notes
8.125%	03/28/24		200	214,317
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26		2,175	2,288,752
3.000%	10/23/26		1,025	1,135,532
Sr. Unsec’d. Notes, MTN
4.150%	01/24/29		275	325,807
Sub. Notes, GMTN
4.300%	07/22/27		900	1,055,655
Westpac Banking Corp. (Australia),
Sub. Notes
4.110%(ff)	07/24/34		525	596,174
Yapi ve Kredi Bankasi A/S (Turkey),
Jr. Sub. Notes, EMTN
13.875%(ff)	—	(rr)	220	246,075
Sr. Unsec’d. Notes, EMTN
5.850%	06/21/24		340	346,811

				79,974,042

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		625	792,191
4.900%	02/01/46		2,400	3,121,430
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50		1,275	1,606,260
4.600%	04/15/48		725	913,842
4.750%	01/23/29		2,600	3,205,060
4.950%	01/15/42	(a)	550	719,840
5.550%	01/23/49		325	460,154
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
5.300%	05/15/48	(a)	1,175	1,622,144
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29		800	890,335
3.600%	02/15/28	(a)	850	969,705
4.400%	11/15/25		425	494,268
Keurig Dr. Pepper, Inc.,
Gtd. Notes
5.085%	05/25/48		50	70,040

				14,865,269

Biotechnology — 0.0%
Royalty Pharma PLC,
Gtd. Notes, 144A
1.200%	09/02/25		775	786,967

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27		1,800	$1,941,257
2.722%	02/15/30		1,275	1,362,383
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.200%	09/17/30		200	219,831

				3,523,471

Chemicals — 0.4%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.050%	05/15/30		275	293,452
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.875%	06/19/29		220	222,801
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		725	846,701
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29		675	780,900
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.832%	10/15/27		1,225	1,261,731
Sr. Unsec’d. Notes, 144A
2.300%	11/01/30		2,100	2,158,925
3.268%	11/15/40		475	509,527
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		350	372,455
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29		775	856,525
3.300%	05/15/50		50	55,906
3.450%	06/01/27		925	1,049,219
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21		3,595	3,621,709

				12,029,851

Commercial Services — 0.2%
CoStar Group, Inc.,
Gtd. Notes, 144A
2.800%	07/15/30		1,250	1,300,772
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.750%	01/30/30		200	218,174
3.875%	07/18/29		210	230,298
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
5.625%	09/25/48		200	255,189
DP World Salaam (United Arab Emirates),
Jr. Sub. Notes
6.000%(ff)	—	(rr)	240	260,929

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		600	$642,755
3.200%	08/15/29		350	388,550
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29		1,125	1,366,587
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25		1,850	1,934,883

				6,598,137

Computers — 0.2%
Amdocs Ltd.,
Sr. Unsec’d. Notes
2.538%	06/15/30		700	736,315
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		200	221,215
8.100%	07/15/36	(a)	350	514,290
8.350%	07/15/46		950	1,429,860
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		1,150	1,266,319
4.650%	10/01/24	(a)	675	767,194
6.350%	10/15/45		1,175	1,550,449

				6,485,642

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
6.500%	07/15/25	(a)	640	765,072
Air Lease Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/23		650	667,449
3.000%	09/15/23		500	525,053
3.375%	07/01/25	(a)	900	972,238
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26		800	882,346
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		800	846,231
Ally Financial, Inc.,
Sr. Unsec’d. Notes
1.450%	10/02/23		500	510,321
American Express Co.,
Jr. Sub. Notes, Series C, 3 Month LIBOR + 3.285%
3.502%(c)	—	(a)(rr)	725	710,744
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.875%	02/15/25		1,000	1,017,908
3.950%	07/01/24		800	844,958
4.250%	04/15/26		350	378,181
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.300%	10/30/24		450	494,510

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25(a)	1,025	$1,139,476
4.418%	11/15/35	325	387,516
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50	50	52,876
Visa, Inc.,
Sr. Unsec’d. Notes
2.050%	04/15/30	125	133,462

			10,328,341

Electric — 0.6%
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	700	750,293
4.250%	06/15/28	175	202,859
Ameren Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/31	150	172,751
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.300%	03/01/30	425	443,428
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25(a)	350	383,469
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	352	519,908
Sr. Unsec’d. Notes, 144A
3.700%	07/15/30(a)	375	443,909
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30(a)	1,250	1,423,180
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27	1,125	1,259,697
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	825	909,953
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	850	884,051
Sr. Unsec’d. Notes
4.050%	04/15/30(a)	375	443,731
4.700%	04/15/50(a)	575	761,217
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30	450	449,480
Sr. Unsec’d. Notes, Series B
2.250%	09/01/30	575	556,575
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42	794	1,009,022
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	06/15/24	900	984,242

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27(a)	450	$457,638
2.500%	02/01/31	825	824,596
3.300%	08/01/40	250	250,263
3.500%	08/01/50	575	569,775
Southern California Edison Co.,
First Mortgage, Series A
4.200%	03/01/29	825	966,866
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26	800	896,942
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	875	880,968

			16,444,813

Energy-Alternate Sources — 0.0%
Greenko Dutch BV (India),
Sr. Sec’d. Notes
4.875%	07/24/22	400	403,932

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.625%	05/18/36	200	232,280
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28	1,020	1,055,714
5.500%	10/31/46	590	618,505
5.500%	07/31/47	200	209,486
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	350	362,255
5.500%	10/31/46	200	209,663
5.500%	07/31/47	370	387,549

			3,075,452

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
1.750%	02/15/32	1,200	1,202,623
Waste Management, Inc.,
Gtd. Notes
1.150%	03/15/28(a)	400	399,836

			1,602,459

Foods — 0.2%
BRF SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/24/30(a)	200	217,172
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
2.375%	03/15/30	375	397,711
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25	400	432,771
3.200%	04/01/30	725	832,133

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sysco Corp.,
Gtd. Notes
6.600%	04/01/40		75	$109,447
6.600%	04/01/50		875	1,341,354
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.900%	09/28/23		975	1,062,160

				4,392,748

Gas — 0.1%
East Ohio Gas Co. (The),
Sr. Unsec’d. Notes, 144A
1.300%	06/15/25		275	280,612
2.000%	06/15/30		250	258,285
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	(a)	725	821,856
3.600%	05/01/30		125	144,687

				1,505,440

Hand/Machine Tools — 0.0%
Stanley Black & Decker, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/28		1,050	1,275,142

Healthcare-Products — 0.1%
Dentsply Sirona, Inc.,
Sr. Unsec’d. Notes
3.250%	06/01/30		500	556,569
DH Europe Finance II Sarl,
Gtd. Notes
2.600%	11/15/29		475	519,265
3.250%	11/15/39		650	739,772
Stryker Corp.,
Sr. Unsec’d. Notes
1.950%	06/15/30		1,400	1,439,021
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/20/30		750	850,617

				4,105,244

Healthcare-Services — 0.2%
Banner Health,
Unsec’d. Notes
2.338%	01/01/30		840	880,626
Centene Corp.,
Sr. Unsec’d. Notes
4.250%	12/15/27	(a)	1,650	1,756,161
CommonSpirit Health,
Sr. Sec’d. Notes
3.910%	10/01/50		1,100	1,225,503
Rush Obligated Group,
Unsec’d. Notes
3.922%	11/15/29		430	505,346

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Stanford Health Care,
Unsec’d. Notes
3.310%	08/15/30			495	$562,334

					4,929,970

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	(a)		1,000	1,144,012
4.125%	02/15/24			800	885,027
4.200%	04/01/28	(a)		775	919,340
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26			650	754,098
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28			550	644,522
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/29			900	1,095,653
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50			750	891,216
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30			1,225	1,280,317
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29			275	300,414

					7,914,599

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37			650	809,288
4.800%	12/05/34	(a)		575	790,873
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.100%	04/13/25			225	255,438
Expedia Group, Inc.,
Gtd. Notes
4.500%	08/15/24			1,275	1,388,878
Gtd. Notes, 144A
3.600%	12/15/23	(a)		550	586,876
4.625%	08/01/27			250	278,811
Prosus NV (China),
Sr. Unsec’d. Notes
3.680%	01/21/30			200	217,099
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30			210	227,953
3.832%	02/08/51			200	196,035
Sr. Unsec’d. Notes, 144A, MTN
2.031%	08/03/32		EUR	100	127,120
4.027%	08/03/50			200	207,886

					5,086,257

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies — 0.1%
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24		690	$726,716
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
4.625%	06/03/26		340	378,781
4.875%	11/22/26		200	226,967
5.500%	01/16/25		200	225,558
JAB Holdings BV (Austria),
Gtd. Notes, 144A
2.200%	11/23/30		250	250,645
PTT Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.700%	07/16/70		200	210,208

				2,018,875

Iron/Steel — 0.0%
Samarco Mineracao SA (Brazil),
Sr. Unsec’d. Notes
5.750%	10/24/23	(d)	250	177,830
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
1.650%	10/15/27		525	539,939
2.400%	06/15/25		250	266,063

				983,832

Machinery-Diversified — 0.1%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.293%	04/05/27		350	374,166
2.565%	02/15/30		1,250	1,341,396

				1,715,562

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24	(a)	531	589,500
4.908%	07/23/25		5,450	6,336,268
Comcast Corp.,
Gtd. Notes
3.300%	02/01/27		939	1,059,176
3.400%	07/15/46		1,100	1,261,843
3.700%	04/15/24		450	496,051
3.750%	04/01/40		100	120,471
4.150%	10/15/28		550	659,646
4.250%	10/15/30		725	890,801
4.700%	10/15/48		1,125	1,564,629
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	(a)	525	577,863
4.709%	01/25/29	(a)	450	546,146
5.476%	01/25/39		275	377,579
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		248	319,052

				14,799,025

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.1%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		200	$218,220
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.250%	05/13/30		275	304,838
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		1,075	1,132,973
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30		500	556,322
Vedanta Resources Finance II PLC (India),
Gtd. Notes, 144A
13.875%	01/21/24		200	210,845

				2,423,198

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		175	181,823
3.450%	05/01/27		150	169,184
3.625%	05/01/30		250	284,854
4.250%	05/01/40		1,100	1,297,512
4.350%	05/01/50	(a)	900	1,087,569
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	(a)	375	508,263

				3,529,205

Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA (Panama),
Sr. Unsec’d. Notes, 144A
2.375%	09/14/25		200	205,153
Debt & Asset Trading Corp. (Vietnam),
Gov’t. Gtd. Notes
1.000%	10/10/25		200	172,657

				377,810

Oil & Gas — 0.5%
BP Capital Markets America, Inc.,
Gtd. Notes
4.234%	11/06/28		375	447,494
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		500	610,097
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
5.150%	02/11/26		430	489,967
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
5.150%	02/11/26		830	946,222
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
3.250%	02/25/30		710	734,388
Sub. Notes, 144A
4.599%(ff)	—	(rr)	230	239,321

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.750%	04/19/47		220	$294,946
Sr. Unsec’d. Notes, 144A
3.500%	04/14/33		200	218,463
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.750%	06/30/23		130	138,587
Lukoil Securities BV (Russia),
Gtd. Notes, 144A
3.875%	05/06/30		460	497,406
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.625%	09/15/24		500	543,865
3.800%	04/01/28		275	306,591
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24		1,350	1,301,386
6.450%	09/15/36		200	208,468
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes
6.000%	10/28/22	(d)	2,090	43,644
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		220	219,939
5.350%	02/12/28		470	463,377
5.625%	01/23/46		70	60,020
6.500%	03/13/27		70	73,802
6.950%	01/28/60		280	263,410
Sr. Unsec’d. Notes, 144A
6.875%	10/16/25		310	339,662
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
4.550%	04/21/50		200	268,067
Phillips 66,
Gtd. Notes
1.300%	02/15/26	(a)	325	330,440
3.700%	04/06/23		450	481,960
3.850%	04/09/25		125	140,825
3.900%	03/15/28	(a)	700	806,648
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.800%	05/15/23		400	420,941
3.100%	05/15/25	(a)	750	821,524
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec’d. Notes, 144A
2.625%	08/15/25		200	208,187
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.700%	04/15/23		950	991,898
2.850%	04/15/25	(a)	500	533,447

				13,444,992

Packaging & Containers — 0.0%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
1.570%	01/15/26		675	681,018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		2,650	$3,201,775
4.250%	11/21/49		2,325	2,920,646
4.875%	11/14/48		25	33,978
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		975	1,115,426
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	(a)	1,050	1,154,295
3.700%	06/06/27		1,350	1,545,712
3.794%	05/20/50		75	89,051
4.669%	06/06/47	(a)	750	981,009
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		625	799,735
4.250%	10/26/49		100	134,632
Cigna Corp.,
Sr. Unsec’d. Notes
2.400%	03/15/30		875	930,017
3.400%	03/15/50		2,275	2,550,018
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24	(a)	450	482,056
4.250%	04/01/50	(a)	725	905,572
4.780%	03/25/38		325	410,380
5.125%	07/20/45		525	703,512
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.912%	08/27/21		1,950	1,991,617
5.272%	08/28/23	(a)	550	600,707
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.625%	04/01/30		175	194,044
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30		1,325	1,354,253
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30		1,900	1,966,188
4.450%	08/20/48		25	33,401

				24,098,024

Pipelines — 0.7%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		710	883,474
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		1,030	1,281,660
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		825	872,573
4.650%	06/01/21		675	679,317
5.300%	04/15/47		150	164,679
Gtd. Notes, Series 5Y
4.200%	09/15/23		625	673,696

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes, 3 Month LIBOR + 2.778%
3.003%(c)	06/01/67	(a)	1,095	$943,208
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		425	445,945
5.500%	07/15/28		700	761,092
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.625%	03/31/36		400	415,036
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30		1,225	1,285,676
3.375%	03/15/23		2,226	2,356,939
4.500%	04/15/38		200	229,062
5.500%	02/15/49	(a)	415	544,646
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30		425	455,164
3.850%	10/15/23	(a)	900	961,014
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		825	973,348
5.625%	04/15/23		475	521,129
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		500	540,924
5.400%	10/01/47		300	335,221
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		500	511,725
4.100%(cc)	02/01/25		525	538,880
5.300%	03/01/48		140	138,614
5.450%	04/01/44		200	202,059
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22		615	634,839
3.900%	01/15/25		475	527,482
4.000%	09/15/25		825	936,007

				18,813,409

Real Estate — 0.0%
Yuzhou Group Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
7.700%	02/20/25		200	214,208

Real Estate Investment Trusts (REITs) — 0.6%
Agree LP,
Gtd. Notes
2.900%	10/01/30		300	317,572
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31		575	658,811
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.875%	01/30/31		350	392,211

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
American Homes 4 Rent LP,
Sr. Unsec’d. Notes
4.900%	02/15/29		499	$602,424
American Tower Corp.,
Sr. Unsec’d. Notes
2.100%	06/15/30		875	898,155
3.375%	05/15/24		550	598,689
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.150%	07/01/50	(a)	400	483,558
CubeSmart LP,
Gtd. Notes
4.375%	12/15/23		825	903,283
Duke Realty LP,
Sr. Unsec’d. Notes
1.750%	07/01/30		600	607,176
Essex Portfolio LP,
Gtd. Notes
3.000%	01/15/30	(a)	575	635,544
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
2.050%	03/15/31	(a)	325	325,291
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23		1,075	1,123,232
4.750%	12/15/28		775	912,411
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.700%	02/15/31		625	624,654
Spirit Realty LP,
Gtd. Notes
3.400%	01/15/30	(a)	2,375	2,575,228
UDR, Inc.,
Gtd. Notes, MTN
1.900%	03/15/33		1,300	1,298,910
2.100%	08/01/32		250	254,267
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		925	1,017,818
VEREIT Operating Partnership LP,
Gtd. Notes
2.850%	12/15/32	(a)	725	757,262
3.400%	01/15/28		675	744,959
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	(a)	375	389,796
3.850%	07/15/29		650	737,697

				16,858,948

Retail — 0.2%
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		350	421,230
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.600%	04/20/30		725	743,176
1.750%	04/20/32		725	751,226

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		412	$490,081
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.700%	10/15/30		1,250	1,262,828
3.000%	10/15/50	(a)	750	803,138
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50	(a)	250	320,102
4.450%	09/01/48		50	65,083
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30		700	703,314
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.100%	04/15/50		550	582,668

				6,142,846

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.960%(ff)	07/18/30		725	844,498

Semiconductors — 0.4%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
1.750%	06/01/30		450	466,610
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.125%	01/15/25		3,650	3,945,096
3.500%	01/15/28	(a)	800	880,263
3.875%	01/15/27		1,650	1,854,073
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26		128	141,986
4.700%	04/15/25		1,425	1,633,795
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30		525	544,719
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23		225	246,146
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.400%	05/01/30		375	425,167

				10,137,855

Software — 0.3%
Adobe, Inc.,
Sr. Unsec’d. Notes
2.300%	02/01/30	(a)	1,025	1,106,970
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24		900	966,560
3.200%	07/01/26		1,250	1,399,393
4.200%	10/01/28		900	1,073,315

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Intuit, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/27			375	$383,306
1.650%	07/15/30			250	256,693
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/40			475	556,891
4.000%	11/15/47			825	1,012,963
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	(a)		1,800	1,755,357

					8,511,448

Telecommunications — 1.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28			175	178,778
2.300%	06/01/27			4,175	4,449,530
2.750%	06/01/31	(a)		1,225	1,308,176
3.500%	06/01/41			900	966,064
4.850%	03/01/39			1,500	1,857,526
4.900%	08/15/37	(a)		620	774,957
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33			2,787	2,865,193
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes
4.755%	11/11/24			310	327,602
PPF Telecom Group BV (Netherlands),
Sr. Sec’d. Notes, EMTN
2.125%	01/31/25		EUR	100	124,148
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
1.500%	02/15/26			750	768,281
2.050%	02/15/28			2,250	2,339,891
3.000%	02/15/41			600	620,709
3.500%	04/15/25			750	829,712
3.750%	04/15/27			3,425	3,904,689
3.875%	04/15/30			2,475	2,863,139
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.150%	03/22/30			1,450	1,625,125
3.875%	02/08/29			1,625	1,910,798
4.000%	03/22/50			1,050	1,271,908
4.016%	12/03/29	(a)		2,575	3,054,829
4.812%	03/15/39			550	717,372
4.862%	08/21/46			75	100,654
5.012%	04/15/49			99	137,078
5.250%	03/16/37			475	647,854
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56			1,048	1,053,430
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24			375	409,861
					35,107,304

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.900%	04/01/44	(a)	475	$671,168
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30		300	314,604
FedEx Corp.,
Gtd. Notes
5.250%	05/15/50		950	1,342,671

				2,328,443

TOTAL CORPORATE BONDS (cost $334,025,403)				359,148,129

MUNICIPAL BONDS — 0.3%
California — 0.1%
Fresno Unified School District,
General Obligation Unlimited, Taxable
1.162%	08/01/26		365	367,913
Municipal Improvement Corp. of Los Angeles,
Revenue Bonds, Series C
1.831%	11/01/29		125	125,391
Port of Oakland,
Revenue Bonds, Series R
2.099%	05/01/30		30	30,464
San Jose Financing Authority,
Revenue Bonds
1.812%	06/01/29		175	175,198
1.862%	06/01/30		100	99,385
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39		865	1,523,438

				2,321,789

Florida — 0.0%
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30		830	871,716

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35		220	257,382
General Obligation Unlimited, Taxable, BABs
6.630%	02/01/35		1,105	1,265,413
General Obligation Unlimited, Taxable, Pension
5.100%	06/01/33		1,115	1,190,976

				2,713,771

New York — 0.1%
City of New York,
General Obligation Unlimited, Taxable, Series D
0.982%	08/01/25	(hh)	880	880,924
1.396%	08/01/27	(hh)	1,035	1,038,146
Metropolitan Transportation Authority,
Revenue Bonds
5.175%	11/15/49		1,290	1,549,161

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds, Series D
1.920%	11/01/29	250	$256,788
New York State Urban Development Corp.,
Revenue Bonds, Series F
1.000%	03/15/26	250	250,875

			3,975,894

TOTAL MUNICIPAL BONDS (cost $9,194,695)			9,883,170

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Fannie Mae REMICS,
Series 2007-33, Class HF, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
0.498%(c)	04/25/37	181	182,175
Series 2011-52, Class GB
5.000%	06/25/41	748	860,684
Series 2011-99, Class DB
5.000%	10/25/41	720	824,553
Series 2012-111, Class B
7.000%	10/25/42	112	134,571
Series 2012-153, Class B
7.000%	07/25/42	403	493,114
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	06/25/50	1,270	1,276,341
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.882%(c)	10/25/50	511	517,529
Freddie Mac REMICS,
Series 2755, Class ZA
5.000%	02/15/34	413	472,117
Series 4246, Class PT
6.500%	02/15/36	162	192,353
Series 4273, Class PD
6.500%	11/15/43	788	945,140
Wells Fargo Mortgage Backed Securities Trust,
Series 2019-03, Class A1, 144A
3.500%(cc)	07/25/49	215	221,262

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,772,049)			6,119,839

SOVEREIGN BONDS — 2.1%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48	510	481,300
Sr. Unsec’d. Notes, 144A
8.250%	05/09/28	250	240,144
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30	325	132,303
0.125%(cc)	07/09/35	1,973	720,943
0.125%(cc)	07/09/41	762	288,006
1.000%	07/09/29	66	28,577

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes, 144A
5.450%	09/16/32			580	$610,197
5.625%	09/30/31			310	328,393
7.375%	05/14/30			270	320,809
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50			200	215,814
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30			540	569,585
4.500%	05/30/29			300	333,757
4.750%	01/14/50			280	299,361
CBB International Sukuk Programme Co. SPC (Bahrain),
Sr. Unsec’d. Notes, 144A
3.950%	09/16/27	(a)		200	206,630
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31			760	813,823
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30			360	378,659
4.000%	02/26/24	(a)		1,000	1,081,622
4.125%	05/15/51			1,360	1,512,673
4.500%	03/15/29			1,040	1,204,700
5.000%	06/15/45			200	244,509
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29		EUR	320	411,064
Unsec’d. Notes
1.500%	06/17/31		EUR	200	267,531
Dominican Republic Bond (Dominican Republic),
Bonds
12.000%	03/05/32		DOP	100	2,163
Sr. Unsec’d. Notes
10.750%	08/11/28		DOP	9,900	195,403
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30			630	686,315
6.850%	01/27/45			1,210	1,475,351
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.770%(s)	07/31/30			630	298,604
Sr. Unsec’d. Notes, 144A
6.607%(s)	07/31/30			135	63,940
0.500%(cc)	07/31/35			429	234,202
0.500%(cc)	07/31/40			503	255,835
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
7.625%	05/29/32			1,010	1,145,290
Sr. Unsec’d. Notes, 144A, MTN
5.625%	04/16/30		EUR	320	408,967
Sr. Unsec’d. Notes, EMTN
4.750%	04/11/25		EUR	100	127,198
5.625%	04/16/30		EUR	270	345,066
6.375%	04/11/31		EUR	100	131,339
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			200	230,911

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
9.500%	07/15/52			220	$223,580
Finance Department Government of Sharjah (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50			610	623,217
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes, 144A
6.625%	02/06/31			210	216,869
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29			420	447,117
Sr. Unsec’d. Notes, 144A
8.125%	03/26/32			200	212,407
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.900%	06/01/30			730	852,825
6.125%	06/01/50			380	502,570
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes
7.500%	03/15/24			480	536,947
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.750%	06/05/35		EUR	180	243,607
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	02/14/50			710	771,391
3.850%	10/15/30			450	523,331
4.450%	04/15/70			560	688,422
6.625%	02/17/37			490	698,062
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
4.500%	04/03/2120			200	264,964
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
6.125%	06/15/33			200	225,393
6.625%	03/22/48		EUR	260	351,274
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45			200	286,415
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A
5.850%	07/07/30			200	221,181
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28			200	224,404
8.250%	02/28/48			310	356,778
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.650%	04/22/24	(d)		100	13,695
Sr. Unsec’d. Notes, EMTN
6.850%	05/25/29	(d)		290	39,355
Sr. Unsec’d. Notes, GMTN
6.600%	11/27/26	(d)		10	1,362
6.650%	11/03/28	(d)		200	27,161
6.650%	02/26/30	(d)		567	76,163

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.350%	09/18/27	EUR	130	$164,224
2.659%	05/24/31		1,951	2,002,248
3.250%	04/16/30		430	465,471
3.750%	01/11/28		540	607,978
3.771%	05/24/61		2,018	2,105,822
3.900%	04/27/25		530	596,648
4.750%	04/27/32		200	240,987
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, 144A
5.125%	04/07/26		240	257,814
Sr. Unsec’d. Notes, EMTN
5.125%	12/05/22		220	228,300
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
1.500%	11/27/31	EUR	140	166,265
2.375%	12/15/27		200	200,773
3.000%	12/15/32		360	365,615
4.000%	12/15/50		200	206,389
Mozambique International Bond (Mozambique),
Unsec’d. Notes
5.000%(cc)	09/15/31		200	181,778
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.875%	02/16/32		400	440,106
8.747%	01/21/31		550	638,314
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		200	215,780
North Macedonia Government International Bond (Macedonia),
Sr. Unsec’d. Notes, 144A
3.675%	06/03/26	EUR	280	382,870
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.750%	01/17/48		360	356,878
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28		200	203,951
7.375%	10/28/32		410	452,054
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60(a)		400	471,811
4.500%	04/01/56		200	258,203
Panama Notas del Tesoro (Panama),
Sr. Unsec’d. Notes
3.750%	04/17/26		110	119,961
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26		680	795,508
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31		430	519,706
5.600%	03/13/48		430	553,373
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.325%	05/28/25		1,320	1,498,090
4.550%	03/29/26		1,250	1,445,746
Sr. Unsec’d. Notes, 144A
3.800%	06/23/50		200	220,748

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		650	$656,500
2.783%	01/23/31		120	131,944
3.230%	07/28/2121		470	470,672
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.000%	03/14/29		200	237,239
4.500%	04/23/28		490	593,279
4.817%	03/14/49		200	272,985
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50		710	927,078
5.103%	04/23/48		1,840	2,586,692
Republic of Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29		200	201,706
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
3.500%	09/01/32		380	403,255
4.750%	03/18/24		210	229,976
Republic of Belarus Ministry of Finance (Belarus),
Sr. Unsec’d. Notes, 144A
5.875%	02/24/26		200	205,098
6.378%	02/24/31		200	203,891
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.875%	04/14/26		760	829,548
5.750%	09/30/49		200	200,808
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	140	203,826
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		130	139,410
4.000%	02/14/51		70	76,125
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	560	717,481
3.375%	01/28/50	EUR	90	126,502
Sr. Unsec’d. Notes, EMTN
2.500%	02/08/30	EUR	30	40,098
2.875%	03/11/29	EUR	90	123,810
3.375%	01/28/50	EUR	50	70,279
4.625%	04/03/49	EUR	200	329,586
Unsec’d. Notes, EMTN
2.124%	07/16/31	EUR	20	25,898
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
5.100%	03/28/35		1,200	1,517,856
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.500%	04/22/60		260	327,318
Sr. Unsec’d. Notes, EMTN
3.750%	01/21/55		600	656,284
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
4.750%	03/13/28	EUR	230	299,750
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	260	328,846

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.125%	05/15/27	EUR	100	$137,494
Sharjah Sukuk Program Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
4.226%	03/14/28		220	246,073
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.750%	04/18/28		620	353,972
Sr. Unsec’d. Notes, 144A
6.350%	06/28/24		620	375,712
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes
5.500%	10/13/21		200	202,388
Trinidad & Tobago Government International Bond (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
4.500%	06/26/30		200	216,249
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.250%	03/13/30		310	311,215
5.750%	05/11/47		340	323,723
6.000%	01/14/41		600	592,041
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
0.000%(cc)	05/31/40		180	185,384
7.750%	09/01/24		1,180	1,312,637
7.750%	09/01/25		100	112,034
7.750%	09/01/26		470	530,104
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31		10	12,280
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/22		290	150,085

TOTAL SOVEREIGN BONDS (cost $56,312,110)				59,478,016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.0%
Federal Home Loan Mortgage Corp.
0.375%	09/23/25		16,240	16,208,581
3.000%	05/01/42		69	73,061
3.000%	07/01/42		11	11,551
3.000%	08/01/42		13	14,164
3.000%	08/01/42		17	18,338
3.000%	08/01/42		89	94,528
3.000%	10/01/42		12	12,921
3.000%	10/01/42		43	46,033
3.000%	12/01/42		13	14,413
3.000%	01/01/43		97	103,163
3.000%	02/01/43		108	114,922
3.000%	02/01/43		279	301,750
3.000%	03/01/43		632	689,120
3.000%	03/01/43		683	745,606
3.000%	06/01/43		606	655,493
3.000%	09/01/49		5,000	5,431,306
3.000%	07/01/50		1,963	2,060,598
3.000%	12/01/50		6,000	6,488,485
4.000%	02/01/41		13	14,008
4.000%	02/01/41		22	24,159
4.500%	08/01/48		2,332	2,585,355

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	04/01/33	21		$22,867
5.000%	08/01/33	1		1,042
5.000%	08/01/33	161		185,923
5.000%	09/01/33	—	(r)	493
5.000%	09/01/33	3		3,498
5.000%	10/01/33	1		621
5.000%	04/01/34	1		892
5.000%	11/01/34	4		4,862
5.000%	12/01/34	79		91,830
5.000%	12/01/34	156		181,838
5.000%	07/01/35	1		891
5.000%	11/01/35	1		973
5.000%	04/01/37	118		137,047
5.000%	01/01/39	27		31,361
5.000%	04/01/39	152		176,417
5.000%	07/01/39	17		19,485
5.000%	03/01/49	168		185,861
5.000%	11/01/49	1,997		2,207,956
Federal National Mortgage Assoc.
0.500%	11/07/25	14,690		14,748,035
2.000%	TBA(tt)	11,000		11,424,947
3.000%	TBA(tt)	10,000		10,475,723
3.000%	11/01/42	20		22,009
3.000%	12/01/42	15		15,883
3.000%	12/01/42	15		16,287
3.000%	12/01/42	28		30,717
3.000%	12/01/42	35		38,352
3.000%	12/01/42	37		40,879
3.000%	12/01/42	56		61,573
3.000%	12/01/42	157		170,123
3.000%	12/01/42	627		677,362
3.000%	01/01/43	10		10,689
3.000%	01/01/43	13		13,805
3.000%	01/01/43	14		14,814
3.000%	01/01/43	16		16,939
3.000%	01/01/43	16		17,138
3.000%	01/01/43	17		17,934
3.000%	01/01/43	17		18,191
3.000%	01/01/43	17		19,026
3.000%	01/01/43	26		28,126
3.000%	01/01/43	27		29,304
3.000%	01/01/43	41		44,425
3.000%	01/01/43	56		61,633
3.000%	01/01/43	68		74,530
3.000%	01/01/43	151		164,702
3.000%	03/01/43	15		15,923
3.000%	03/01/43	20		22,017
3.000%	03/01/43	150		164,268
3.000%	03/01/43	345		377,525
3.000%	03/01/43	1,083		1,183,948
3.000%	04/01/43	38		41,949
3.000%	04/01/43	50		54,992
3.000%	04/01/43	84		91,578
3.000%	04/01/43	157		171,978
3.000%	04/01/43	176		192,968
3.000%	04/01/43	181		198,064
3.000%	04/01/43	1,334		1,458,310
3.000%	05/01/43	65		70,750

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	05/01/43		67	$73,831
3.000%	05/01/43		168	184,092
3.000%	05/01/43		323	352,825
3.000%	05/01/43		336	367,555
3.000%	05/01/43		684	748,065
3.000%	03/01/44		729	791,232
3.000%	10/01/49		1,000	1,086,258
3.000%	07/01/50		986	1,037,154
3.000%	08/01/50		1,989	2,087,670
4.000%	11/01/45		431	471,206
4.000%	03/01/46		123	133,028
4.000%	03/01/46		135	146,322
4.000%	06/01/46		163	176,765
4.000%	08/01/46		45	48,430
4.000%	10/01/46		51	55,223
4.000%	10/01/46		232	249,784
4.000%	12/01/47		797	871,824
4.000%	01/01/48		1,992	2,179,292
4.000%	02/01/48		534	592,352
4.000%	02/01/48		1,323	1,446,107
4.000%	06/01/48		1,166	1,270,201
4.000%	06/01/48		1,275	1,392,467
4.000%	07/01/48		501	541,081
4.000%	07/01/48		531	574,632
4.000%	07/01/48		654	714,744
4.500%	TBA	(tt)	6,000	6,502,147
4.500%	07/01/41		289	313,429
4.500%	12/01/44		179	197,419
4.500%	06/01/45		930	1,031,961
4.500%	08/01/45		89	98,767
4.500%	10/01/45		227	248,651
4.500%	11/01/45		137	151,077
4.500%	08/01/46		237	261,907
4.500%	07/01/47		1,808	1,999,693
4.500%	07/01/47		2,263	2,505,833
4.500%	11/01/47		971	1,075,566
4.500%	09/01/48		1,200	1,318,193
4.500%	01/01/50		938	1,013,648
5.000%	TBA	(tt)	3,000	3,319,897
5.000%	06/01/24		31	33,929
5.000%	09/01/29		79	87,809
5.000%	10/01/43		2	2,609
5.000%	05/01/44		227	255,755
5.000%	12/01/44		506	570,636
5.000%	01/01/45		529	596,574
5.000%	06/01/47		55	61,169
5.000%	05/01/48		10	11,562
5.000%	07/01/48		849	940,038
5.000%	11/01/48		5,585	6,349,477
5.000%	02/01/49		14	15,769
5.000%	02/01/49		418	461,740
5.000%	03/01/49		47	53,073
5.000%	11/01/49		204	225,806
5.000%	11/01/49		808	892,745
5.000%	12/01/49		793	876,636
5.000%	01/01/50		889	982,360
Government National Mortgage Assoc.
2.000%	TBA	(tt)	18,000	18,790,289

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	TBA	(tt)	65,000	$67,963,002
2.500%	TBA	(tt)	1,000	1,056,368
2.500%	TBA	(tt)	4,000	4,233,596
3.000%	TBA	(tt)	15,000	15,683,639
4.000%	TBA	(tt)	3,000	3,198,347
4.000%	02/20/41		5	5,598
4.000%	10/20/41		1	1,359
4.000%	11/20/41		8	8,732
4.000%	04/20/42		4	4,653
4.000%	10/20/42		3	2,854
4.000%	08/20/43		43	47,402
4.000%	03/20/44		4	4,685
4.000%	05/20/44		5	5,668
4.000%	11/20/44		357	393,992
4.000%	05/20/45		38	41,528
4.000%	06/20/45		536	590,421
4.000%	07/20/45		1,770	1,946,354
4.000%	01/20/46		297	324,907
4.000%	02/20/49		4,278	4,586,876
4.500%	02/20/48		1,888	2,054,692
4.500%	05/20/48		2,414	2,612,923
4.500%	09/20/48		4,797	5,190,811
4.500%	01/20/49		4,223	4,569,823
4.500%	10/20/49		3,916	4,236,577
4.500%	12/20/49		11,294	12,194,321
4.500%	02/20/50		1,585	1,703,977
4.500%	03/20/50		2,838	3,053,138
4.500%	04/20/50		4,933	5,300,424
5.000%	07/15/40		138	153,165
5.000%	08/20/48		1,109	1,213,031
5.000%	09/20/48		730	799,675
5.000%	10/20/48		3,951	4,320,680
5.000%	11/20/48		5,341	5,839,874
5.000%	12/20/48		4,315	4,718,117
5.000%	03/20/49		3,237	3,539,035
5.500%	11/15/32		21	23,145
5.500%	11/15/32		31	34,858
5.500%	01/15/33		33	36,960
5.500%	02/15/33		59	67,263
5.500%	03/15/33		27	30,915
5.500%	03/15/33		36	41,087
5.500%	07/15/33		35	39,117
5.500%	07/15/33		40	45,637
5.500%	08/15/33		28	31,882
5.500%	09/15/33		16	18,442
5.500%	04/15/34		37	41,124
5.500%	05/15/34		15	16,614
5.500%	09/15/34		39	45,065
5.500%	09/15/34		245	282,670
5.500%	12/15/34		301	350,572
5.500%	01/15/35		199	232,343

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $307,661,730)				313,035,070

U.S. TREASURY OBLIGATIONS — 8.9%
U.S. Treasury Bonds
1.625%	11/15/50	(a)	10,310	10,256,839
2.000%	02/15/50		7,110	7,718,794

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
2.250%	08/15/49	6,650	$7,606,977
2.375%	11/15/49	12,010	14,102,367
2.500%	02/15/46	1,480	1,766,750
2.500%	05/15/46	4,990	5,958,372
2.750%	11/15/42	2,610	3,230,283
2.750%	11/15/47	1,100	1,379,984
2.875%	05/15/49	5,110	6,595,094
3.000%	05/15/42	500	642,578
3.000%	05/15/45	5,700	7,391,297
3.000%	05/15/47	4,160	5,445,700
3.000%	02/15/49	4,100	5,404,953
3.125%	05/15/48	4,080	5,473,575
3.375%	11/15/48	8,020	11,258,075
3.625%	02/15/44(a)	11,010	15,575,709
3.750%	11/15/43	7,730	11,117,914
4.250%	11/15/40	5,600	8,403,500
4.500%	08/15/39	630	962,620
4.625%	02/15/40	1,310	2,039,302
U.S. Treasury Notes
0.250%	06/15/23	20,840	20,892,100
0.375%	12/31/25	20,860	20,873,038
0.625%	12/31/27	19,050	19,020,234
0.625%	05/15/30	10,600	10,359,844
1.625%	09/30/26	5,270	5,616,667
2.625%	02/15/29	5,790	6,644,025
3.125%	11/15/28(a)	30,680	36,307,862
U.S. Treasury Strips Coupon
2.338%(s)	08/15/40	1,100	809,961

TOTAL U.S. TREASURY OBLIGATIONS (cost $252,571,375)			252,854,414

TOTAL LONG-TERM INVESTMENTS (cost $2,147,132,422)			2,384,934,584

	Shares

SHORT-TERM INVESTMENTS — 23.1%

AFFILIATED MUTUAL FUNDS — 22.9%
PGIM Core Ultra Short Bond Fund(w)	555,885,165	555,885,165
PGIM Institutional Money Market Fund (cost $97,102,223; includes $97,084,396 of cash collateral for securities on loan)(b)(w)	97,138,231	97,089,662

TOTAL AFFILIATED MUTUAL FUNDS (cost $652,987,388)		652,974,827

OPTIONS PURCHASED*~ — 0.2%
(cost $2,114,915)		4,763,241

TOTAL SHORT-TERM INVESTMENTS (cost $655,102,303)		657,738,068

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.8% (cost $2,802,234,725)		3,042,672,652

Value

OPTIONS WRITTEN*~ — (0.1)%
(premiums received $3,550,418)	$(2,859,873)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.7% (cost $2,798,684,307)	3,039,812,779
Liabilities in excess of other assets(z) — (6.7)%	(191,728,034)

NET ASSETS — 100.0%	$2,848,084,745

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

**	Investments are affiliated with the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $23,050 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $95,260,464; cash collateral of $97,084,396 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(hh)	When-issued security.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 135,000,000 is 4.7% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date		Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $1,065,859)	4.000%	TBA	(tt)	01/14/21	$(1,000)	$(1,067,889)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
90 Day Euro Dollar Futures	Call	03/15/21	$98.25	365	913		$1,441,750
90 Day Euro Dollar Futures	Call	06/14/21	$98.25	320	800		1,268,000
90 Day Euro Dollar Futures	Call	09/13/21	$98.25	312	780		1,232,400
S&P 500 Index	Put	01/29/21	$3,100.00	3	—	(r)	1,530
S&P 500 Index	Put	01/29/21	$3,140.00	11	1		6,380
S&P 500 Index	Put	01/29/21	$3,150.00	12	1		7,404
S&P 500 Index	Put	01/29/21	$3,210.00	8	1		5,840
S&P 500 Index	Put	01/29/21	$3,280.00	6	1		5,760
S&P 500 Index	Put	01/29/21	$3,350.00	12	1		15,408
S&P 500 Index	Put	02/26/21	$3,110.00	3	—	(r)	4,500
S&P 500 Index	Put	02/26/21	$3,320.00	6	1		17,040

Total Exchange Traded (cost $1,874,307)							$4,006,012

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Energy Select Sector SPDR Fund	Call	Citibank, N.A.	03/31/21	36.17	2,218	222	$757,229

(cost $240,608)

Total Options Purchased (cost $2,114,915)							$4,763,241

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Call	01/29/21	$3,675.00	7	1		$(83,930)
S&P 500 Index	Call	01/29/21	$3,700.00	8	1		(84,800)
S&P 500 Index	Call	01/29/21	$3,725.00	2	—	(r)	(18,510)
S&P 500 Index	Call	01/29/21	$3,750.00	6	1		(45,390)
S&P 500 Index	Call	01/29/21	$3,800.00	8	1		(37,880)
S&P 500 Index	Call	01/29/21	$3,825.00	4	—	(r)	(14,560)
S&P 500 Index	Call	02/26/21	$3,710.00	2	—	(r)	(27,160)
S&P 500 Index	Call	02/26/21	$3,825.00	4	—	(r)	(23,152)
S&P 500 Index	Put	01/29/21	$2,600.00	3	—	(r)	(501)
S&P 500 Index	Put	01/29/21	$2,650.00	11	1		(2,145)
S&P 500 Index	Put	01/29/21	$2,675.00	12	1		(2,532)
S&P 500 Index	Put	01/29/21	$2,725.00	8	1		(1,848)
S&P 500 Index	Put	01/29/21	$2,800.00	6	1		(1,572)
S&P 500 Index	Put	01/29/21	$2,930.00	12	1		(4,200)
S&P 500 Index	Put	02/26/21	$2,575.00	3	—	(r)	(1,290)
S&P 500 Index	Put	02/26/21	$2,850.00	6	1		(4,506)

Total Exchange Traded (premiums received $358,841)							$(353,976)

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Russell 2000 Index	Put	Morgan Stanley & Co. International PLC	12/31/21	$1,813.95	77	8	$(1,109,995)
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	12/31/21	$3,197.16	57	6	(927,878)
S&P 500 Index	Put	Barclays Bank PLC	12/31/21	$3,517.53	19	2	(468,024)

Total OTC Traded (premiums received $3,191,577)							$(2,505,897)

Total Options Written (premiums received $3,550,418)							$(2,859,873)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
196	2 Year U.S. Treasury Notes	Mar. 2021	$43,311,406	$38,394
67	5 Year U.S. Treasury Notes	Mar. 2021	8,452,992	5,123
581	10 Year U.S. Treasury Notes	Mar. 2021	80,223,394	102,850
358	20 Year U.S. Treasury Bonds	Mar. 2021	62,001,125	(356,562)
121	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	25,841,063	(195,882)
49	Amsterdam Index	Jan. 2021	7,476,979	94,270
21	ASX SPI 200 Index	Mar. 2021	2,645,843	(20,910)
61	CAC40 10 Euro	Jan. 2021	4,129,935	7,004
7	DAX Index	Mar. 2021	2,938,740	104,214
2	Euro STOXX 50 Index	Mar. 2021	86,737	1,207
638	Euro STOXX 50 Index Dividend	Dec. 2021	6,609,420	860,565
132	FTSE 100 Index	Mar. 2021	11,588,742	(112,081)
3	FTSE/MIB Index	Mar. 2021	405,509	7,031
14	Hang Seng China Enterprises Index	Jan. 2021	2,457,713	72,937
27	IBEX 35 Index	Jan. 2021	2,662,084	(12,504)
205	OMXS30 Index	Jan. 2021	4,679,873	(34,553)
1,488	S&P 500 E-Mini Index	Mar. 2021	278,910,720	7,460,564
53	S&P/TSX 60 Index	Mar. 2021	8,568,104	(82,737)
96	TOPIX Index	Mar. 2021	16,777,105	331,343

				8,270,273

Short Positions:
2	5 Year Euro-Bobl	Mar. 2021	330,285	70
393	10 Year U.S. Ultra Treasury Notes	Mar. 2021	61,449,236	147,293

				147,363

				$8,417,636

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	4,680	$3,457,097	$3,610,328	$153,231	$—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	94	70,831	72,525	1,694	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	93	71,027	72,097	1,070	—
Brazilian Real,
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	291	54,092	56,074	1,982	—
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	287	55,148	55,181	33	—
Expiring 02/02/21	Morgan Stanley & Co. International PLC	BRL	359	69,040	69,124	84	—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	4,885	$6,519,116	$6,683,448	$164,332	$—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	55	72,699	74,952	2,253	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	54	72,401	74,404	2,003	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	52	70,193	71,167	974	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	37	49,158	50,223	1,065	—
Canadian Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	6,530	5,049,918	5,131,082	81,164	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	351	274,837	275,915	1,078	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	90	70,730	70,939	209	—
Chinese Renminbi,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	897	136,996	137,223	227	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	460	70,044	70,331	287	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	447	68,046	68,345	299	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	447	68,067	68,459	392	—
Colombian Peso,
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	823,501	225,945	241,123	15,178	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	94,110	26,896	27,555	659	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	94,057	27,019	27,540	521	—
Danish Krone,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	DKK	7,900	1,286,520	1,298,905	12,385	—
Euro,
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	41	49,632	49,661	29	—
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	35	41,995	42,256	261	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	12,930	15,676,216	15,823,566	147,350	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	2,570	3,115,845	3,145,133	29,288	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	452	548,561	553,152	4,591	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	311	377,637	380,597	2,960	—
Hong Kong Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	HKD	11,700	1,509,434	1,509,450	16	—
Indian Rupee,
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	15,246	205,183	208,199	3,016	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	10,358	139,000	141,449	2,449	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	9,989	134,020	136,411	2,391	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,123	68,965	69,964	999	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,052	68,028	68,982	954	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,037	67,936	68,784	848	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,032	68,051	68,709	658	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	4,975	66,966	67,931	965	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	4,969	66,922	67,851	929	—
Indonesian Rupiah,
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	1,778,724	125,527	127,607	2,080	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	1,379,180	96,993	98,944	1,951	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	572,120	40,430	41,045	615	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	387,251	27,069	27,782	713	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	385,268	27,095	27,639	544	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	384,271	27,006	27,568	562	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	383,800	26,975	27,534	559	—
Expiring 03/05/21	Morgan Stanley & Co. International PLC	IDR	1,634,819	115,088	116,948	1,860	—
Israeli Shekel,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ILS	520	158,322	162,039	3,717	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ILS	236	72,416	73,429	1,013	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ILS	119	36,699	37,167	468	—
Japanese Yen,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	1,329,000	12,739,659	12,882,541	142,882	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	40,818	391,208	395,668	4,460	—

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	6,765	$65,399	$65,577	$178	$—
Mexican Peso,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	1,426	68,955	71,020	2,065	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	1,385	68,945	68,997	52	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	549	26,987	27,326	339	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	541	26,991	26,952	—	(39)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	469	23,435	23,364	—	(71)
New Taiwanese Dollar,
Expiring 01/04/21	Morgan Stanley & Co. International PLC	TWD	1,919	68,280	68,308	28	—
Expiring 01/04/21	Morgan Stanley & Co. International PLC	TWD	1,906	66,921	67,880	959	—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	3,853	138,038	137,895	—	(143)
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	3,742	132,998	133,946	948	—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	3,716	133,459	133,012	—	(447)
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	3,699	132,040	132,382	342	—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	1,922	67,969	68,790	821	—
Expiring 02/17/21	Morgan Stanley & Co. International PLC	TWD	1,923	69,028	68,990	—	(38)
Expiring 02/17/21	Morgan Stanley & Co. International PLC	TWD	1,891	66,921	67,850	929	—
Expiring 03/05/21	Morgan Stanley & Co. International PLC	TWD	1,919	69,009	69,056	47	—
New Zealand Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	622	437,476	447,602	10,126	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	240	169,189	172,736	3,547	—
Expiring 03/18/21	Morgan Stanley & Co. International PLC	NZD	117	82,507	83,884	1,377	—
Norwegian Krone,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	4,319	489,533	503,569	14,036	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	2,500	283,177	291,490	8,313	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	634	73,000	73,946	946	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	242	27,950	28,258	308	—
Philippine Peso,
Expiring 01/15/21	Morgan Stanley & Co. International PLC	PHP	3,280	67,998	68,232	234	—
Expiring 02/08/21	Morgan Stanley & Co. International PLC	PHP	3,276	68,067	68,080	13	—
Expiring 02/08/21	Morgan Stanley & Co. International PLC	PHP	3,110	64,607	64,626	19	—
Polish Zloty,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	PLN	652	177,074	174,517	—	(2,557)
Russian Ruble,
Expiring 01/25/21	Morgan Stanley & Co. International PLC	RUB	2,072	26,952	27,927	975	—
Expiring 02/08/21	Morgan Stanley & Co. International PLC	RUB	6,612	86,272	88,953	2,681	—
Expiring 02/08/21	Morgan Stanley & Co. International PLC	RUB	5,298	68,109	71,264	3,155	—
Expiring 02/08/21	Morgan Stanley & Co. International PLC	RUB	2,121	27,125	28,527	1,402	—
Singapore Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	690	514,901	522,136	7,235	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	359	268,561	271,306	2,745	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	91	68,009	68,758	749	—
South African Rand,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	1,035	69,022	69,771	749	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	413	27,758	27,804	46	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	409	26,964	27,584	620	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	401	27,030	26,999	—	(31)
South Korean Won,
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	752,728	667,874	691,890	24,016	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	75,816	69,448	69,689	241	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,831	67,010	68,783	1,773	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	69,065	63,370	63,482	112	—
Expiring 01/15/21	Morgan Stanley & Co. International PLC	KRW	454,529	400,135	417,795	17,660	—
Expiring 02/19/21	Morgan Stanley & Co. International PLC	KRW	454,529	407,701	417,762	10,061	—

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	14,175	$1,669,544	$1,724,305	$54,761	$—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	571	69,022	69,428	406	—
Swiss Franc,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	4,510	5,049,120	5,105,967	56,847	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	2,760	3,107,051	3,124,715	17,664	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	62	70,173	70,205	32	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	56	63,563	63,577	14	—
Thai Baht,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	11,576	384,069	386,438	2,369	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,078	69,013	69,379	366	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,076	69,013	69,298	285	—
Turkish Lira,
Expiring 01/11/21	Morgan Stanley & Co. International PLC	TRY	556	66,072	74,543	8,471	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	441	53,079	59,006	5,927	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	435	55,095	58,212	3,117	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	213	26,061	28,442	2,381	—
Expiring 01/25/21	Morgan Stanley & Co. International PLC	TRY	226	28,559	30,105	1,546	—
Expiring 01/25/21	Morgan Stanley & Co. International PLC	TRY	216	26,944	28,832	1,888	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	TRY	1,077	132,587	140,637	8,050	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	TRY	217	26,914	28,389	1,475	—

				$70,972,771	$72,055,139	1,085,694	(3,326)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	93	$70,751	$71,973	$—	$(1,222)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	91	68,855	70,164	—	(1,309)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	34	25,375	26,179	—	(804)
Brazilian Real,
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	291	56,040	56,074	—	(34)
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	287	54,092	55,181	—	(1,089)
British Pound,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	51	68,601	69,778	—	(1,177)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	51	69,180	69,769	—	(589)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	51	67,934	69,706	—	(1,772)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	45	61,320	61,600	—	(280)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	44	59,830	60,199	—	(369)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	GBP	37	49,382	50,223	—	(841)
Canadian Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	89	68,947	69,549	—	(602)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	84	65,399	65,931	—	(532)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	82	63,999	64,143	—	(144)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	79	61,573	62,347	—	(774)
Chinese Renminbi,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	451	69,002	69,037	—	(35)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	451	68,988	68,988	—	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	442	67,368	67,599	—	(231)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CNH	435	66,430	66,504	—	(74)
Colombian Peso,
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	506,934	147,210	148,431	—	(1,221)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	190,773	55,830	55,858	—	(28)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	98,537	26,939	28,852	—	(1,913)

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	96,353	$27,043	$28,212	$—	$(1,169)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	95,373	26,967	27,926	—	(959)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	93,774	26,910	27,458	—	(548)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	92,881	27,081	27,196	—	(115)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	COP	92,829	27,071	27,181	—	(110)
Czech Koruna,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CZK	8	375	381	—	(6)
Euro,
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	4,935	5,829,039	6,032,032	—	(202,993)
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	102	123,904	124,216	—	(312)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	2,570	3,130,252	3,145,132	—	(14,880)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	246	298,382	301,290	—	(2,908)
Indian Rupee,
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	30,646	412,943	418,494	—	(5,551)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	10,505	141,791	143,457	—	(1,666)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,110	69,006	69,774	—	(768)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	5,078	69,027	69,343	—	(316)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	4,991	67,046	68,154	—	(1,108)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	4,961	67,084	67,739	—	(655)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	2,985	39,977	40,760	—	(783)
Indonesian Rupiah,
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	1,634,819	115,576	117,284	—	(1,708)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	1,044,185	73,875	74,911	—	(1,036)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	915,705	64,570	65,693	—	(1,123)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	910,979	64,641	65,355	—	(714)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	382,724	26,941	27,457	—	(516)
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	382,201	27,026	27,420	—	(394)
Israeli Shekel,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ILS	676	208,005	210,666	—	(2,661)
Japanese Yen,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	7,280	70,292	70,567	—	(275)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	7,023	67,953	68,075	—	(122)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	6,768	65,652	65,605	47	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	6,676	64,264	64,712	—	(448)
Mexican Peso,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	1,406	68,952	70,043	—	(1,091)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	557	27,583	27,735	—	(152)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	540	27,034	26,894	140	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	539	26,971	26,833	138	—
New Taiwanese Dollar,
Expiring 01/04/21	Morgan Stanley & Co. International PLC	TWD	1,919	68,008	68,309	—	(301)
Expiring 01/04/21	Morgan Stanley & Co. International PLC	TWD	1,906	67,851	67,879	—	(28)
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	3,789	135,953	135,617	336	—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	1,928	69,056	68,998	58	—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	1,893	67,025	67,746	—	(721)
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	1,824	65,601	65,301	300	—
New Zealand Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	96	68,333	69,109	—	(776)
Norwegian Krone,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	592	67,963	69,039	—	(1,076)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	473	53,861	55,098	—	(1,237)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	352	40,969	41,024	—	(55)
Russian Ruble,
Expiring 01/25/21	Morgan Stanley & Co. International PLC	RUB	5,242	69,106	70,645	—	(1,539)
Expiring 02/08/21	Morgan Stanley & Co. International PLC	RUB	8,324	110,000	111,978	—	(1,978)

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 02/08/21	Morgan Stanley & Co. International PLC	RUB	2,059	$26,918	$27,702	$—	$(784)
Singapore Dollar,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	111	83,076	83,757	—	(681)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	91	69,002	69,219	—	(217)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	90	67,949	68,419	—	(470)
South African Rand,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	1,148	74,850	77,345	—	(2,495)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	1,025	69,022	69,088	—	(66)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	410	27,758	27,621	137	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	406	26,955	27,364	—	(409)
South Korean Won,
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	454,529	400,124	417,793	—	(17,669)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	103,361	95,237	95,007	230	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,440	66,911	68,423	—	(1,512)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,368	66,956	68,357	—	(1,401)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,253	67,011	68,252	—	(1,241)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,193	68,412	68,196	216	—
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,139	66,947	68,147	—	(1,200)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	74,059	67,017	68,073	—	(1,056)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	73,991	67,085	68,011	—	(926)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	44,276	39,572	40,697	—	(1,125)
Expiring 01/15/21	Morgan Stanley & Co. International PLC	KRW	454,529	407,726	417,795	—	(10,069)
Expiring 02/19/21	Morgan Stanley & Co. International PLC	KRW	13,259	12,197	12,186	11	—
Swedish Krona,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SEK	2,153	254,276	261,919	—	(7,643)
Swiss Franc,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	2,760	3,089,927	3,124,716	—	(34,789)
Thai Baht,
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,218	73,573	74,057	—	(484)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,085	68,908	69,595	—	(687)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,055	69,035	68,604	431	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	2,045	68,055	68,263	—	(208)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	1,226	41,044	40,910	134	—
Turkish Lira,
Expiring 01/11/21	Morgan Stanley & Co. International PLC	TRY	354	40,862	47,483	—	(6,621)
Expiring 01/11/21	Morgan Stanley & Co. International PLC	TRY	208	27,072	27,879	—	(807)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	334	41,650	44,673	—	(3,023)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	324	40,074	43,366	—	(3,292)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	TRY	212	27,034	28,318	—	(1,284)
Expiring 01/25/21	Morgan Stanley & Co. International PLC	TRY	739	91,495	98,598	—	(7,103)

				$19,483,734	$19,856,656	2,178	(375,100)

						$1,087,872	$(378,426)

Cross currency exchange contracts outstanding at December 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/17/21	Buy	AUD	91	EUR	56	$1,308	$—	Morgan Stanley & Co. International PLC
03/17/21	Buy	AUD	550	NZD	581	6,424	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	37	PLN	167	669	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	52	JPY	6,553	141	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	56	GBP	50	—	(280)	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Cross currency exchange contracts outstanding at December 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
03/17/21	Buy	EUR	56	NZD	96	$—	$(869)	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	56	PLN	252	1,032	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	56	NOK	591	—	(512)	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	56	NOK	596	—	(913)	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	74	PLN	336	686	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	EUR	169	NOK	1,818	—	(5,045)	Morgan Stanley & Co. International PLC
03/17/21	Buy	GBP	50	EUR	56	822	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	HUF	12,379	EUR	35	—	(800)	Morgan Stanley & Co. International PLC
03/17/21	Buy	HUF	13,085	EUR	37	—	(876)	Morgan Stanley & Co. International PLC
03/17/21	Buy	NOK	243	EUR	23	137	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	PLN	256	EUR	57	—	(1,358)	Morgan Stanley & Co. International PLC
03/17/21	Buy	SEK	567	EUR	56	366	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	SEK	569	EUR	56	548	—	Morgan Stanley & Co. International PLC
03/17/21	Buy	SEK	1,273	EUR	126	638	—	Morgan Stanley & Co. International PLC

						$12,771	$(10,653)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	06/20/24	1.000	%(Q)	1,300	1.117%	$24,029	$(4,803)	$(28,832)
Federal Republic of Brazil	06/20/24	1.000	%(Q)	510	1.033%	(6,443)	(423)	6,020
General Electric Co.	06/20/24	1.000	%(Q)	2,300	0.682%	(21,449)	25,934	47,383
General Electric Co.	12/20/24	1.000	%(Q)	1,000	0.764%	(12,662)	9,585	22,247
Kingdom of Saudi Arabia	06/20/24	1.000	%(Q)	820	0.424%	8,349	16,672	8,323
Kingdom of Saudi Arabia	12/20/24	1.000	%(Q)	1,000	0.492%	10,179	20,461	10,282
Republic of Colombia	06/20/24	1.000	%(Q)	2,830	0.550%	(8,608)	45,100	53,708
Republic of Indonesia	06/20/24	1.000	%(Q)	160	0.435%	766	3,192	2,426
Republic of Indonesia	12/20/25	1.000	%(Q)	2,670	0.681%	40,158	42,695	2,537
Republic of Peru	12/20/24	1.000	%(Q)	1,760	0.410%	26,012	41,870	15,858
Republic of Philippines	06/20/24	1.000	%(Q)	1,000	0.232%	18,947	27,106	8,159
Russian Federation	12/20/24	1.000	%(Q)	790	0.669%	(14,646)	10,581	25,227
Russian Federation	06/20/25	1.000	%(Q)	120	0.781%	(499)	1,201	1,700
United Mexican States	12/20/25	1.000	%(Q)	2,870	0.812%	21,596	27,444	5,848

						$85,729	$266,615	$180,886

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.34.V1	12/20/25	1.000	%(Q)	390	1.504%	$(16,357)	$(9,241)	$7,116
CDX.NA.IG.28	06/20/22	1.000	%(Q)	23,725	0.439%	240,075	203,725	(36,350)
CDX.NA.IG.33.V1	12/20/24	1.000	%(Q)	85,450	0.579%	168,751	1,438,242	1,269,491
CDX.NA.IG.34.V1	06/20/23	1.000	%(Q)	13,075	0.428%	137,916	189,279	51,363
CDX.NA.IG.34.V1	06/20/25	1.000	%(Q)	56,625	0.628%	618,188	944,883	326,695

						$1,148,573	$2,766,888	$1,618,315

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.BBB.8	10/17/57	3.000	%(M)	650	*	$(102,852)	$(173,199)	$70,347	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.10	11/17/59	3.000	%(M)	600	*	(73,935)	(135,442)	61,507	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.11	11/18/54	3.000	%(M)	2,400	*	(182,047)	(525,513)	343,466	Morgan Stanley & Co. International PLC
CMBX.NA-BBB.11	11/18/54	3.000	%(M)	1,600	*	(121,365)	(245,073)	123,708	Morgan Stanley & Co. International PLC

						$(480,199)	$(1,079,227)	$599,028

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	1,200	01/02/23	4.230	%(T)	1 Day BROIS(2)(T)	$868	$1,764	$896
CNH	7,870	03/17/23	2.500	%(Q)	7 Day China Fixing Repo Rates(1)(Q)	5,002	(113)	(5,115)
EUR	1,910	03/17/23	(0.250	)%(A)	6 Month EURIBOR(2)(S)	13,310	12,764	(546)
EUR	380	03/17/25	(0.250	)%(A)	6 Month EURIBOR(1)(S)	(4,644)	(4,384)	260

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	1,290	03/17/26	(0.250	)%(A)	6 Month EURIBOR(1)(S)	$(17,246)	$(16,499)	$747
EUR	990	03/17/28	(0.250	)%(A)	6 Month EURIBOR(1)(S)	(11,793)	(11,635)	158
EUR	1,650	03/17/31	0.000	%(A)	6 Month EURIBOR(1)(S)	(51,824)	(53,094)	(1,270)
EUR	270	03/17/41	0.250	%(A)	6 Month EURIBOR(1)(S)	(15,897)	(16,775)	(878)
EUR	140	03/17/51	0.000	%(A)	6 Month EURIBOR(1)(S)	(408)	(1,599)	(1,191)
MXN	78,070	03/15/23	4.400	%(M)	28 Day Mexican Interbank Rate(2)(M)	993	7,799	6,806
PLN	9,490	12/16/21	0.250	%(A)	3 Month WIBOR(1)(Q)	(488)	(2,523)	(2,035)
PLN	2,715	06/16/23	0.345	%(A)	6 Month WIBOR(2)(S)	345	1,401	1,056
PLN	1,900	12/16/25	0.750	%(A)	6 Month WIBOR(2)(S)	(380)	3,803	4,183
	48,120	07/25/24	—	(3)	—(3)	15,517	(7,215)	(22,732)
	28,560	11/10/24	0.000	%(Q)	1 Day SOFR(2)(Q)	26	(19,937)	(19,963)
	12,670	11/24/30	1.245	%(S)	3 Month LIBOR(2)(Q)	(14,289)	(109,351)	(95,062)
	13,970	11/25/35	1.543	%(S)	3 Month LIBOR(1)(Q)	3,688	136,942	133,254
ZAR	12,968	06/16/23	4.000	%(Q)	3 Month JIBAR(2)(Q)	2,485	4,252	1,767
ZAR	26,790	03/17/26	5.250	%(Q)	3 Month JIBAR(2)(Q)	2,111	29,943	27,832

						$(72,624)	$(44,457)	$28,167

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Fund pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Month LIBOR plus 9.00 bps quarterly.

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Euro Stoxx Supersector Return Index	3 Month EURIBOR+18 bps(Q)	Barclays Bank PLC	4/06/21	EUR 13,867	$15,154	$—	$15,154

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(1,079,227)	$614,182	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$19,674,482	$—
Credit Suisse Securities (USA) LLC	12,514,750	—

Total	$32,189,232	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$717,234,410	$440,146,120	$23,050
Exchange-Traded Funds	42,845,833	—	—
Preferred Stocks	—	5,929,082	—
Rights	—	—	—
Unaffiliated Funds	99,116,864	—	—
Warrants	3,461	—	—
Asset-Backed Securities
Collateralized Debt Obligations	—	9,193,520	—
Collateralized Loan Obligations	—	58,424,258	—
Other	—	2,520,784	—
Residential Mortgage-Backed Securities	—	1,193,820	—
Student Loans	—	4,854,976	—
Commercial Mortgage-Backed Securities	—	2,894,539	—
Convertible Bond	—	35,229	—
Corporate Bonds	—	359,148,129	—
Municipal Bonds	—	9,883,170	—
Residential Mortgage-Backed Securities	—	6,119,839	—
Sovereign Bonds	—	59,478,016	—
U.S. Government Agency Obligations	—	313,035,070	—
U.S. Treasury Obligations	—	252,854,414	—
Affiliated Mutual Funds	652,974,827	—	—
Options Purchased	3,972,252	790,989	—

Total	$1,516,147,647	$1,526,501,955	$23,050

Liabilities
Options Written	$(321,326)	$(2,538,547)	$—

Other Financial Instruments*
Assets
Futures Contracts	$9,232,865	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,087,872	—
OTC Cross Currency Exchange Contracts	—	12,771	—
Centrally Cleared Credit Default Swap Agreements	—	1,864,383	—
Centrally Cleared Interest Rate Swap Agreements	—	176,959	—
OTC Total Return Swap Agreement	—	15,154	—

Total	$9,232,865	$3,157,139	$—

Liabilities
Forward Commitment Contract	$—	$(1,067,889)	$—
Futures Contracts	(815,229)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(378,426)	—
OTC Cross Currency Exchange Contracts	—	(10,653)	—
Centrally Cleared Credit Default Swap Agreements	—	(65,182)	—
OTC Credit Default Swap Agreements	—	(480,199)	—
Centrally Cleared Interest Rate Swap Agreements	—	(148,792)	—

Total	$(815,229)	$(2,151,141)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (3.4% represents investments purchased with collateral from securities on loan)	22.9%
U.S. Government Agency Obligations	11.0
U.S. Treasury Obligations	8.9
Banks	4.0
Unaffiliated Funds	3.5
Pharmaceuticals	2.4
Semiconductors & Semiconductor Equipment	2.4
Sovereign Bonds	2.1
Collateralized Loan Obligations	2.1
Software	2.0
IT Services	2.0
Interactive Media & Services	2.0
Equity Real Estate Investment Trusts (REITs)	1.8
Insurance	1.6
Exchange-Traded Funds	1.5
Chemicals	1.3
Health Care Equipment & Supplies	1.3
Capital Markets	1.2
Telecommunications	1.2
Food & Staples Retailing	1.2
Technology Hardware, Storage & Peripherals	1.1
Diversified Financial Services	1.1
Beverages	1.0
Health Care Providers & Services	1.0
Oil, Gas & Consumable Fuels	1.0
Internet & Direct Marketing Retail	1.0
Specialty Retail	0.9
Electrical Equipment	0.9
Metals & Mining	0.9
Automobiles	0.9
Life Sciences Tools & Services	0.8
Media	0.8
Machinery	0.7
Entertainment	0.7
Pipelines	0.7
Biotechnology	0.6
Real Estate Investment Trusts (REITs)	0.6
Electric	0.6
Hotels, Restaurants & Leisure	0.6
Electric Utilities	0.5
Electronic Equipment, Instruments & Components	0.5
Household Products	0.5
Aerospace & Defense	0.5
Textiles, Apparel & Luxury Goods	0.5
Oil & Gas	0.5
Professional Services	0.4
Multiline Retail	0.4
Air Freight & Logistics	0.4
Road & Rail	0.4
Multi-Utilities	0.4
Personal Products	0.4
Building Products	0.4
Semiconductors	0.4
Municipal Bonds	0.3
Food Products	0.3

Commercial Services & Supplies	0.3%
Trading Companies & Distributors	0.3
Collateralized Debt Obligations	0.3
Auto Components	0.3
Consumer Finance	0.3
Diversified Telecommunication Services	0.3
Construction & Engineering	0.3
Residential Mortgage-Backed Securities	0.2
Industrial Conglomerates	0.2
Commercial Services	0.2
Computers	0.2
Construction Materials	0.2
Tobacco	0.2
Retail	0.2
Containers & Packaging	0.2
Health Care Technology	0.2
Household Durables	0.2
Internet	0.2
Healthcare-Services	0.2
Student Loans	0.2
Options Purchased	0.2
Real Estate Management & Development	0.2
Foods	0.2
Transportation Infrastructure	0.1
Healthcare-Products	0.1
Gas Utilities	0.1
Miscellaneous Manufacturing	0.1
Building Materials	0.1
Auto Manufacturers	0.1
Engineering & Construction	0.1
Agriculture	0.1
Commercial Mortgage-Backed Securities	0.1
Communications Equipment	0.1
Water Utilities	0.1
Marine	0.1
Other	0.1
Mining	0.1
Transportation	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Investment Companies	0.1
Independent Power & Renewable Electricity Producers	0.1
Energy Equipment & Services	0.1
Distributors	0.1
Machinery-Diversified	0.1
Wireless Telecommunication Services	0.1
Environmental Control	0.1
Gas	0.1
Leisure Products	0.0	*
Thrifts & Mortgage Finance	0.0	*
Hand/Machine Tools	0.0	*
Iron/Steel	0.0	*
Diversified Consumer Services	0.0	*
Savings & Loans	0.0	*
Packaging & Containers	0.0	*
Airlines	0.0	*
Paper & Forest Products	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):
Energy-Alternate Sources	0.0	*%
Multi-National	0.0	*
Real Estate	0.0	*

	106.8
Options Written	(0.1)
Liabilities in excess of other assets	(6.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,864,383	*	Due from/to broker-variation margin swaps	$65,182	*
Credit contracts	—	—		Premiums received for OTC swap agreements	1,079,227
Credit contracts	Unrealized appreciation on OTC swap agreements	599,028		—	—
Equity contracts	Due from/to broker-variation margin futures	8,939,135	*	Due from/to broker-variation margin futures	262,785	*
Equity contracts	Unaffiliated investments	4,766,702		Options written outstanding, at value	2,859,873
Equity contracts	Unrealized appreciation on OTC swap agreements	15,154		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	12,771		Unrealized depreciation on OTC cross currency exchange contracts	10,653
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,087,872		Unrealized depreciation on OTC forward foreign currency exchange contracts	378,426
Interest rate contracts	Due from/to broker-variation margin futures	293,730	*	Due from/to broker-variation margin futures	552,444	*
Interest rate contracts	Due from/to broker-variation margin swaps	176,959	*	Due from/to broker-variation margin swaps	148,792	*

		$17,755,734			$5,357,382

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(1,680,442)
Equity contracts	56,920	1,067	(10,544,933)	3,587,052	85,581,727	—	(867,024)
Foreign exchange contracts	—	—	(193,724)	—	—	3,573,038	—
Interest rate contracts	—	—	31,449,648	—	23,986,832	—	(3,430,404)

Total	$56,920	$1,067	$20,710,991	$3,587,052	$109,568,559	$3,573,038	$(5,977,870)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$1,597,518
Equity contracts	(18,719)	157	5,967,424	597,828	4,744,342	—	(1,596,133)
Foreign exchange contracts	—	—	—	—	(34)	(108,942)	—
Interest rate contracts	—	—	3,377,449	—	3,103,394	—	311,909

Total	$(18,719)	$157	$9,344,873	$597,828	$7,847,702	$(108,942)	$313,294

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$8,658,838	$122,623	$624,078,064	$38,914,152	$106,612,488

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$45,885,039	$5,231,297	$86,687,839	$148,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$185,931,000	$12,199,410

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$95,260,464	$(95,260,464)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$15,154	$(468,024)	$(452,870)	$—	$(452,870)
Citibank, N.A.	757,229	—	757,229	(757,229)	—
Morgan Stanley & Co. International PLC	1,699,671	(3,506,179)	(1,806,508)	1,806,508	—

	$2,472,054	$(3,974,203)	$(1,502,149)	$1,049,279	$(452,870)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $95,260,464:
Unaffiliated investments (cost $2,149,247,337)	$2,389,697,825
Affiliated investments (cost $652,987,388)	652,974,827
Cash segregated for counterparty — OTC	10,932,624
Foreign currency, at value (cost $6,681,221)	6,817,723
Cash	290,849
Deposit with broker for centrally cleared/exchange-traded derivatives	32,189,232
Receivable for investments sold	7,012,085
Dividends and interest receivable	6,669,668
Due from broker-variation margin futures	5,819,151
Tax reclaim receivable	1,820,698
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,087,872
Unrealized appreciation on OTC swap agreements	614,182
Due from broker-variation margin swaps	123,499
Receivable from affiliate	86,156
Receivable for Portfolio shares sold	71,888
Unrealized appreciation on OTC cross currency exchange contracts	12,771
Prepaid expenses	23,698

Total Assets	3,116,244,748

LIABILITIES
Payable for investments purchased	157,414,355
Payable to broker for collateral for securities on loan	97,084,396
Cash segregated from counterparty — OTC	5,830,000
Options written outstanding, at value (proceeds received $3,550,418)	2,859,873
Premiums received for OTC swap agreements	1,079,227
Forward commitment contracts, at value (proceeds receivable $1,065,859)	1,067,889
Payable to affiliate	830,484
Payable for Portfolio shares purchased	561,464
Management fee payable	511,458
Accrued expenses and other liabilities	449,818
Unrealized depreciation on OTC forward foreign currency exchange contracts	378,426
Distribution fee payable	77,539
Unrealized depreciation on OTC cross currency exchange contracts	10,653
Trustees’ fees payable	4,020
Affiliated transfer agent fee payable	401

Total Liabilities	268,160,003

NET ASSETS	$2,848,084,745

Net assets were comprised of: Partners’ Equity	$2,848,084,745

Net asset value and redemption price per share, $2,848,084,745 / 171,203,503 outstanding shares of beneficial interest	$16.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $158 foreign withholding tax)	$21,946,083
Unaffiliated dividend income (net of $932,253 foreign withholding tax, of which $249,311 is reimbursable by an affiliate)	16,303,064
Affiliated dividend income	4,227,815
Income from securities lending, net (including affiliated income of $215,820)	239,000

Total income	42,715,962

EXPENSES
Management fee	19,307,675
Distribution fee	6,363,015
Custodian and accounting fees	599,084
Audit fee	61,963
Trustees’ fees	42,940
Legal fees and expenses	35,550
Shareholders’ reports	11,795
Transfer agent’s fees and expenses (including affiliated expense of $3,075)	7,035
Miscellaneous	131,178

Total expenses	26,560,235
Less: Fee waiver and/or expense reimbursement	(3,943,734)

Net expenses	22,616,501

NET INVESTMENT INCOME (LOSS)	20,099,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(92,678)) (net of foreign capital gains taxes $(224))	(94,316,039)
Futures transactions.	109,568,559
Forward and cross currency contract transactions	3,573,038
Options written transactions	3,587,052
Swap agreements transactions	(5,977,870)
Foreign currency transactions	(215,287)

16,219,453

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(15,699))	113,224,216
Futures	7,847,702
Forward and cross currency contracts	(108,942)
Options written	597,828
Swap agreements	313,294
Foreign currencies	111,227

121,985,325

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	138,204,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$158,304,239

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$20,099,461	$54,180,891
Net realized gain (loss) on investment and foreign currency transactions	16,219,453	136,325,123
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	121,985,325	212,444,448

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	158,304,239	402,950,462

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [107,076,862 and 20,771,056 shares, respectively]	1,467,419,893	288,426,604
Portfolio shares purchased [125,263,793 and 12,893,084 shares, respectively]	(1,673,257,930)	(185,968,783)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(205,838,037)	102,457,821

CAPITAL CONTRIBUTIONS	—	18,758

TOTAL INCREASE (DECREASE)	(47,533,798)	505,427,041
NET ASSETS:
Beginning of year	2,895,618,543	2,390,191,502

End of year	$2,848,084,745	$2,895,618,543

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 93.7%
COMMON STOCKS — 57.3%	Shares	Value
Argentina — 0.2%
MercadoLibre, Inc.*	2,947	$4,936,873

Australia — 0.3%
BHP Group Ltd.	196,473	6,420,674
Rio Tinto PLC	47,545	3,566,357

		9,987,031

Austria — 0.2%
BAWAG Group AG, 144A*	5,810	270,351
Erste Group Bank AG*	139,397	4,265,814
Wienerberger AG	13,835	439,903

		4,976,068

Belgium — 0.2%
KBC Group NV*	76,093	5,363,959

Brazil — 0.2%
Ambev SA, ADR	237,944	728,109
Atacadao SA	37,381	139,194
B3 SA - Brasil Bolsa Balcao	99,595	1,183,380
BB Seguridade Participacoes SA	25,711	147,180
Cia Brasileira de Distribuicao	6,914	99,782
Itau Unibanco Holding SA, ADR(a)	241,794	1,472,525
Localiza Rent a Car SA	14,134	187,400
Lojas Renner SA	53,330	446,465
Magazine Luiza SA	38,880	186,638
Raia Drogasil SA	180,354	868,823
Suzano SA*	20,092	225,530
Telefonica Brasil SA	6,838	61,666
TIM SA, ADR	9,705	135,094
Vale SA, ADR	41,372	693,395
WEG SA	61,404	893,985

		7,469,166

Canada — 0.6%
Advanz Pharma Corp. Ltd.*	499	2,201
Alimentation Couche-Tard, Inc. (Class B Stock)	120,772	4,115,869
Canadian National Railway Co.	52,840	5,809,120
Canadian Pacific Railway Ltd.	4,216	1,461,645
Fairfax Financial Holdings Ltd., (OOTC)	1,965	669,947
Fairfax Financial Holdings Ltd., (XTSE)	2,334	795,511
Shopify, Inc. (Class A Stock)*	816	923,671
Toronto-Dominion Bank (The)	94,032	5,312,893

		19,090,857

Chile — 0.0%
Banco Santander Chile, ADR	6,455	122,580
Cencosud SA	29,854	53,069
Cia Cervecerias Unidas SA, ADR	2,438	35,839

		211,488

China — 2.8%
51job, Inc., ADR*	1,560	109,200
Alibaba Group Holding Ltd.*	434,704	13,092,501
Alibaba Group Holding Ltd., ADR*(u)	22,922	5,334,637
Amoy Diagnostics Co. Ltd. (Class A Stock)	5,300	63,910

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Autobio Diagnostics Co. Ltd. (Class A Stock)	7,800	$174,199
Baidu, Inc., ADR*	750	162,180
Bank of China Ltd. (Class H Stock)	483,000	165,199
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	212,200	194,355
BeiGene Ltd., ADR*	1,075	277,769
Bilibili, Inc., ADR*(a)	3,518	301,563
BOE Technology Group Co. Ltd. (Class A Stock)	143,700	132,387
Budweiser Brewing Co. APAC Ltd., 144A.	455,900	1,509,962
CGN Power Co. Ltd. (Class H Stock), 144A	457,000	98,720
Chacha Food Co. Ltd. (Class A Stock)	15,900	131,512
China Conch Venture Holdings Ltd.	29,500	143,726
China Construction Bank Corp. (Class H Stock)	1,100,000	836,683
China CYTS Tours Holding Co. Ltd. (Class A Stock)	35,700	56,180
China Gas Holdings Ltd.	77,600	309,283
China Lesso Group Holdings Ltd.	63,000	98,920
China Life Insurance Co. Ltd. (Class H Stock)	128,000	282,475
China Merchants Bank Co. Ltd. (Class H Stock)	83,500	528,525
China Mobile Ltd.	55,500	317,326
China Molybdenum Co. Ltd. (Class H Stock)	258,000	169,077
China Oilfield Services Ltd. (Class H Stock)	214,000	181,369
China Overseas Land & Investment Ltd.	78,000	169,901
China Pacific Insurance Group Co. Ltd. (Class H Stock)	80,800	316,902
China Resources Land Ltd.	56,000	231,640
China Shenhua Energy Co. Ltd. (Class H Stock)	91,500	172,779
China State Construction Engineering Corp. Ltd. (Class A Stock)	161,400	123,228
China State Construction International Holdings Ltd.	114,000	65,186
China Unicom Hong Kong Ltd.	180,000	103,450
China Vanke Co. Ltd. (Class H Stock)	49,200	170,034
China Yangtze Power Co. Ltd. (Class A Stock)	55,000	161,980
CNOOC Ltd.	299,000	276,249
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	2,800	150,806
Country Garden Holdings Co. Ltd.	48,000	66,485
Country Garden Services Holdings Co. Ltd.	28,000	190,155
Dada Nexus Ltd., ADR*	1,101	40,186
ENN Energy Holdings Ltd.	14,300	209,700
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	57,400	1,772,519
GDS Holdings Ltd., ADR*	1,538	144,018
Greentown Service Group Co. Ltd.	66,000	81,785

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Haier Smart Home Co. Ltd. (Class H Stock)*	65,600	$237,778
Hangzhou Tigermed Consulting Co. Ltd. (Class H Stock), 144A*	8,200	190,726
Huazhu Group Ltd.*	3,400	151,347
Huazhu Group Ltd., ADR(a)	11,728	528,112
Hundsun Technologies, Inc. (Class A Stock)	9,300	149,856
Industrial & Commercial Bank of China Ltd. (Class H Stock)	657,000	426,677
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	26,701	182,124
Innovent Biologics, Inc., 144A*	35,500	377,756
iQIYI, Inc., ADR*	2,935	51,304
JD.com, Inc., ADR*	48,956	4,303,232
JD.com, Inc. (Class A Stock)*	20,450	906,049
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	16,376	280,749
Kingdee International Software Group Co. Ltd.*	70,000	286,784
Kingsoft Corp. Ltd.	35,000	226,583
Kunlun Energy Co. Ltd.	126,000	109,181
Kweichow Moutai Co. Ltd. (Class A Stock)	9,032	2,767,713
Laobaixing Pharmacy Chain JSC (Class A Stock)	3,660	35,298
Longfor Group Holdings Ltd., 144A	44,000	258,100
Luxshare Precision Industry Co. Ltd. (Class A Stock)	19,800	170,311
Meituan (Class B Stock)*	38,100	1,453,183
Midea Group Co. Ltd. (Class A Stock)	121,300	1,833,668
NetEase, Inc.	27,300	522,503
NetEase, Inc., ADR	13,709	1,312,911
New Oriental Education & Technology Group, Inc., ADR*	2,405	446,873
NIO, Inc., ADR*	7,010	341,667
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	5,000	85,018
PICC Property & Casualty Co. Ltd. (Class H Stock)	156,000	118,362
Pinduoduo, Inc., ADR*	2,901	515,421
Ping An Bank Co. Ltd. (Class A Stock)	78,900	234,354
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	1,248,500	15,335,601
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	61,300	148,901
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	402,000	227,520
Sangfor Technologies, Inc.	4,300	163,550
Shanghai Liangxin Electrical Co. Ltd. (Class A Stock)	15,600	73,323
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	3,300	216,210
Shenzhou International Group Holdings Ltd.	8,100	159,814
Silergy Corp.	2,000	172,736
Sunny Optical Technology Group Co. Ltd.	16,700	367,114
Tencent Holdings Ltd.	310,200	22,532,808

COMMON STOCKS (continued)	Shares	Value
China (cont’d.)
Tianma Microelectronics Co. Ltd. (Class A Stock)	41,200	$93,402
Trip.com Group Ltd., ADR*	3,499	118,021
Wanhua Chemical Group Co. Ltd. (Class A Stock)	13,500	188,870
WuXi AppTec Co. Ltd. (Class H Stock), 144A	13,420	264,926
Wuxi Biologics Cayman, Inc., 144A*	188,000	2,536,292
Xiaomi Corp. (Class B Stock), 144A*	141,400	609,090
Yum China Holdings, Inc.	26,119	1,491,134
Yunnan Energy New Material Co. Ltd. (Class A Stock)	6,300	137,476
Zai Lab Ltd., ADR*	1,929	261,071
Zhejiang Chint Electrics Co. Ltd. (Class A Stock)	23,799	143,269
Zhejiang Expressway Co. Ltd. (Class H Stock)	76,000	64,409
Zhongji Innolight Co. Ltd. (Class A Stock)	13,600	106,361

		93,034,199

Colombia — 0.0%
Ecopetrol SA, ADR(a)	9,700	125,227

Czech Republic — 0.0%
Moneta Money Bank A/S, 144A*	28,266	89,626

Denmark — 0.5%
AP Moller - Maersk A/S (Class B Stock)	265	593,708
Carlsberg A/S (Class B Stock)	23,790	3,789,820
Novo Nordisk A/S (Class B Stock)	130,136	9,035,596
Orsted A/S, 144A	17,998	3,691,564
Pandora A/S	2,803	315,033
Royal Unibrew A/S	2,417	277,382
Vestas Wind Systems A/S	2,043	483,553

		18,186,656

Finland — 0.2%
Cargotec OYJ (Class B Stock)	10,044	417,039
Kone OYJ (Class B Stock)	51,915	4,216,776
Neste OYJ	12,397	897,642

		5,531,457

France — 1.8%
Airbus SE*	46,130	5,068,920
Alstom SA*	41,388	2,361,645
BNP Paribas SA*	71,004	3,758,918
Capgemini SE	33,722	5,251,224
Cie Plastic Omnium SA	10,325	358,499
Credit Agricole SA*	46,090	588,022
Eiffage SA*	4,471	433,483
La Francaise des Jeux SAEM, 144A	13,170	606,398
LVMH Moet Hennessy Louis Vuitton SE	20,506	12,801,281
Peugeot SA*	26,202	720,544
Publicis Groupe SA	6,988	349,575
Safran SA*	42,179	6,002,124
Sanofi	9,796	947,625
Schneider Electric SE	83,516	12,123,687

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
France (cont’d.)
Vinci SA	93,159	$9,280,999

		60,652,944

Germany — 1.1%
adidas AG*	15,875	5,797,401
Allianz SE	49,112	12,055,917
Daimler AG	10,734	761,517
Delivery Hero SE, 144A*	38,191	6,029,364
Deutsche Post AG	11,958	602,613
Deutsche Telekom AG	71,354	1,310,576
DWS Group GmbH & Co. KGaA, 144A	13,107	560,053
GEA Group AG	14,364	515,709
Infineon Technologies AG	18,520	715,565
RWE AG	61,067	2,595,382
Siemens AG.	7,798	1,140,071
Softwareone Holding AG*	12,291	365,330
VERBIO Vereinigte BioEnergie AG	9,406	354,449
Vonovia SE	50,725	3,714,974
Zalando SE, 144A*	6,465	729,098

		37,248,019

Greece — 0.0%
Hellenic Telecommunications Organization SA	7,881	127,426
OPAP SA	9,611	129,259

		256,685

Hong Kong — 0.7%
AIA Group Ltd	1,179,400	14,523,398
Hong Kong Exchanges & Clearing Ltd.	124,400	6,844,441
Hutchison China MediTech Ltd., ADR*	2,635	84,373
Jardine Matheson Holdings Ltd.	10,500	587,666
Techtronic Industries Co. Ltd.	119,500	1,711,187

		23,751,065

Hungary — 0.0%
OTP Bank Nyrt*	5,432	244,866
Richter Gedeon Nyrt	2,371	59,439

		304,305

India — 0.9%
Axis Bank Ltd.*	43,930	374,513
Britannia Industries Ltd.	2,362	115,984
Eicher Motors Ltd.	2,630	91,420
HDFC Bank Ltd., ADR*	247,673	17,896,851
HDFC Life Insurance Co. Ltd., 144A*	18,470	171,652
Hindalco Industries Ltd.	32,435	107,067
Hindustan Unilever Ltd.	12,981	426,621
Housing Development Finance Corp. Ltd.	72,098	2,531,522
Infosys Ltd., ADR	317,207	5,376,659
ITC Ltd.	70,515	202,232
Kotak Mahindra Bank Ltd.*	12,352	338,004
Larsen & Toubro Ltd.	11,237	198,757
Maruti Suzuki India Ltd.	2,904	304,887
NTPC Ltd.	96,190	131,239
Oil & Natural Gas Corp. Ltd.	79,746	101,951
Petronet LNG Ltd.	46,597	158,197

COMMON STOCKS (continued)	Shares	Value
India (cont’d.)
Power Grid Corp. of India Ltd.	63,230	$164,513
Reliance Industries Ltd.	30,771	838,898
Shriram Transport Finance Co. Ltd.	12,505	179,884
Tata Consultancy Services Ltd.	9,276	364,088
UltraTech Cement Ltd.	3,528	256,065
United Spirits Ltd.*	18,727	148,872
UPL Ltd.	21,547	138,238

		30,618,114

Indonesia — 0.3%
Bank Central Asia Tbk PT	2,483,100	5,993,237
Bank Rakyat Indonesia Persero Tbk PT	5,604,500	1,665,745
Telkom Indonesia Persero Tbk PT	1,091,000	257,054
Unilever Indonesia Tbk PT	708,000	370,674

		8,286,710

Ireland — 0.1%
Ryanair Holdings PLC, ADR*	25,734	2,830,225

Italy — 0.1%
Enel SpA	103,246	1,046,883
Falck Renewables SpA	38,045	307,560
Ferrari NV	9,581	2,199,031
Intesa Sanpaolo SpA*	368,910	864,588
Poste Italiane SpA, 144A	25,016	255,050

		4,673,112

Japan — 0.8%
Japan Airlines Co. Ltd.*	99,200	1,924,980
Keyence Corp	9,500	5,346,990
Mitsui Fudosan Co. Ltd.	73,000	1,522,805
SMC Corp.	6,500	3,970,663
Sony Corp.	92,900	9,344,553
Toyota Motor Corp.	48,200	3,717,723

		25,827,714

Luxembourg — 0.0%
ArcelorMittal SA*	16,965	397,145

Macau — 0.0%
Sands China Ltd.	239,200	1,056,775

Malaysia — 0.0%
CIMB Group Holdings Bhd	76,600	82,072
Petronas Chemicals Group Bhd	81,900	151,671
Public Bank Bhd	42,100	215,817
Tenaga Nasional Bhd	45,100	117,114
Top Glove Corp. Bhd	26,700	40,735

		607,409

Mexico — 0.1%
America Movil SAB de CV (Class L Stock)	501,624	365,262
Fomento Economico Mexicano SAB de CV, ADR	12,706	962,734
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)*	8,779	145,492
Grupo Financiero Banorte SAB de CV (Class O Stock)*	211,095	1,163,173

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Mexico (cont’d.)
Grupo Mexico SAB de CV (Class B Stock)	58,623	$248,609
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	74,945	127,937
Wal-Mart de Mexico SAB de CV	545,621	1,532,713

		4,545,920

Netherlands — 1.2%
Akzo Nobel NV	37,701	4,060,130
ASM International NV	5,444	1,206,599
ASML Holding NV, (BATE)	26,632	13,089,302
ASML Holding NV, (XNGS)	5,350	2,609,302
ASR Nederland NV	6,946	282,233
BE Semiconductor Industries NV	7,282	442,291
Euronext NV, 144A	2,174	241,218
ING Groep NV*	236,117	2,238,160
Koninklijke Ahold Delhaize NV	22,533	644,343
NXP Semiconductors NV	94,692	15,056,975
Shop Apotheke Europe NV, 144A*	951	170,944
Signify NV, 144A*	9,531	409,906

		40,451,403

Norway — 0.0%
Kongsberg Gruppen ASA	13,217	272,326
Scatec ASA, 144A	7,694	307,271

		579,597

Peru — 0.1%
Credicorp Ltd.(a)	14,195	2,328,264

Philippines — 0.0%
Ayala Corp.	5,180	89,204
Ayala Land, Inc.	122,300	104,019
International Container Terminal Services, Inc.	29,080	74,634

		267,857

Poland — 0.0%
Allegro.eu SA, 144A*	39,167	888,977
CD Projekt SA*	2,358	173,521
Dino Polska SA, 144A*	2,184	169,418
Powszechny Zaklad Ubezpieczen SA*	14,851	129,039

		1,360,955

Qatar — 0.0%
Qatar National Bank QPSC	38,564	189,180

Russia — 0.1%
Alrosa PJSC	157,401	209,593
Gazprom PJSC, ADR	37,479	209,882
LUKOIL PJSC, ADR	7,110	486,040
Magnitogorsk Iron & Steel Works PJSC	210,696	158,865
MMC Norilsk Nickel PJSC, ADR	5,754	180,492
Moscow Exchange MICEX-RTS PJSC	95,496	206,309
Novolipetskiy Metallurgicheskiy Kombinat PAO	29,916	84,601
Sberbank of Russia PJSC, ADR(a)	103,917	1,506,796
Severstal PAO, GDR(a)	12,168	214,881
Tatneft PJSC, ADR	5,445	220,522

COMMON STOCKS (continued)	Shares	Value
Russia (cont’d.)
X5 Retail Group NV, GDR	4,859	$176,583

		3,654,564

Saudi Arabia — 0.0%
Al Rajhi Bank	20,866	409,570
Alinma Bank*	34,381	148,475
Almarai Co. JSC	10,641	155,917
National Commercial Bank	28,698	331,758
Saudi Basic Industries Corp.	8,328	225,453
Saudi Telecom Co.	4,760	134,655
Savola Group (The)	6,587	74,684

		1,480,512

Singapore — 0.0%
BOC Aviation Ltd., 144A	7,200	62,477

South Africa — 0.3%
Absa Group Ltd.	23,168	189,992
Anglo American PLC	117,235	3,904,635
Bid Corp. Ltd.	26,633	476,604
Bidvest Group Ltd. (The)	27,079	290,160
Capitec Bank Holdings Ltd.*	12,691	1,241,824
Clicks Group Ltd.	10,321	177,779
FirstRand Ltd.	88,155	307,721
Gold Fields Ltd., ADR	4,393	40,723
Impala Platinum Holdings Ltd.	11,014	152,487
MTN Group Ltd.	27,979	115,486
Naspers Ltd. (Class N Stock)	4,267	881,252
Pick’n Pay Stores Ltd.	21,257	72,827
Sanlam Ltd.	35,691	143,277
SPAR Group Ltd. (The)	12,827	166,014
Vodacom Group Ltd.	13,115	111,033

		8,271,814

South Korea — 1.2%
BGF retail Co. Ltd.	416	51,861
Celltrion, Inc.*	452	149,973
Hana Financial Group, Inc.	4,778	152,829
Hankook Tire & Technology Co. Ltd.	4,296	156,027
Hanon Systems	8,678	130,208
Hyundai Glovis Co. Ltd.	646	109,744
Hyundai Mobis Co. Ltd.	1,017	239,791
Hyundai Motor Co.	1,238	219,842
Kia Motors Corp.	2,630	151,611
KIWOOM Securities Co. Ltd.	822	96,091
LG Chem Ltd.	5,901	4,499,416
LG Household & Health Care Ltd.	1,074	1,604,339
Lotte Chemical Corp.	351	89,449
Mando Corp.	3,033	164,977
NAVER Corp.	8,270	2,232,056
NCSoft Corp.	348	298,590
POSCO	1,474	369,238
Samsung Electronics Co. Ltd.	153,439	11,492,575
Samsung Electronics Co. Ltd., GDR	8,253	15,075,517
Samsung Fire & Marine Insurance Co. Ltd.	1,309	226,058
Samsung SDI Co. Ltd.	253	146,741
Shinhan Financial Group Co. Ltd.	7,686	227,163
SK Holdings Co. Ltd.	475	105,594

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
South Korea (cont’d.)
SK Hynix, Inc.	7,384	$809,971
SK Innovation Co. Ltd.	1,317	231,576
SK Telecom Co. Ltd.	608	133,506
S-Oil Corp.	2,702	172,783

		39,337,526

Spain — 0.4%
Cellnex Telecom SA, 144A	59,025	3,551,655
Endesa SA	15,901	435,304
Iberdrola SA	573,050	8,188,948
Industria de Diseno Textil SA	85,559	2,731,186

		14,907,093

Sweden — 0.6%
Atlas Copco AB (Class A Stock)	88,719	4,524,058
Evolution Gaming Group AB, 144A	7,364	751,004
Recipharm AB (Class B Stock)*	11,222	300,649
Sinch AB, 144A*	3,341	546,832
SKF AB (Class B Stock)	196,066	5,095,252
Svenska Handelsbanken AB (Class A Stock)*	451,423	4,543,748
Swedish Match AB	5,171	401,701
Volvo AB (Class B Stock)*	189,273	4,460,442

		20,623,686

Switzerland — 1.4%
ALSO Holding AG*	1,279	371,462
Credit Suisse Group AG	34,776	454,702
LafargeHolcim Ltd.*	115,254	6,387,547
Lonza Group AG	6,162	3,972,927
Nestle SA	115,820	13,655,647
Novartis AG	16,823	1,591,361
Roche Holding AG	22,566	7,898,301
Schindler Holding AG (Part. Cert.)	1,623	443,693
SGS SA	1,635	4,948,035
Sonova Holding AG*	2,105	548,399
Swissquote Group Holding SA	3,283	319,600
Zur Rose Group AG*	926	297,255
Zurich Insurance Group AG	10,031	4,252,833

		45,141,762

Taiwan — 1.4%
Accton Technology Corp.	24,000	270,378
Advantech Co. Ltd.	18,496	230,049
ASE Technology Holding Co. Ltd.	104,000	301,905
Chailease Holding Co. Ltd.	48,648	290,508
CTBC Financial Holding Co. Ltd.	95,000	66,416
Delta Electronics, Inc.	242,000	2,274,400
E.Sun Financial Holding Co. Ltd.	191,703	174,176
Eclat Textile Co. Ltd.	12,000	180,873
Feng TAY Enterprise Co. Ltd.	12,000	85,052
Formosa Petrochemical Corp.	51,000	181,297
Formosa Plastics Corp.	50,000	171,477
Fubon Financial Holding Co. Ltd.	152,000	252,932
Global Unichip Corp.	6,000	72,800
Globalwafers Co. Ltd.	6,000	152,003
Hiwin Technologies Corp.	18,037	248,057
Hon Hai Precision Industry Co. Ltd.	24,000	78,740

COMMON STOCKS (continued)	Shares	Value
Taiwan (cont’d.)
Inventec Corp.	66,000	$56,400
Largan Precision Co. Ltd.	6,000	683,868
MediaTek, Inc.	6,000	160,304
Nanya Technology Corp.	39,000	120,937
Nien Made Enterprise Co. Ltd.	7,000	81,202
President Chain Store Corp.	132,000	1,251,014
Quanta Computer, Inc.	52,000	149,779
Realtek Semiconductor Corp.	16,000	223,414
Sea Ltd., ADR*(a)	47,596	9,473,984
Taiwan Semiconductor Manufacturing Co. Ltd.	659,000	12,448,476
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	143,731	15,672,428
Uni-President Enterprises Corp.	95,000	227,903
Vanguard International Semiconductor Corp.	27,000	111,905
Wiwynn Corp.	5,000	125,441
Yuanta Financial Holding Co. Ltd.	143,920	105,200

		45,923,318

Tanzania — 0.0%
AngloGold Ashanti Ltd., ADR	4,826	109,164

Thailand — 0.0%
Airports of Thailand PCL, NVDR	83,000	172,304
Kasikornbank PCL, NVDR	37,100	139,723
Minor International PCL, NVDR*	119,600	103,174
PTT Exploration & Production PCL	48,100	157,916
PTT PCL, NVDR	111,900	158,970
Siam Cement PCL (The)	15,000	189,313
Thai Oil PCL	88,900	154,680

		1,076,080

Turkey — 0.0%
BIM Birlesik Magazalar A/S	17,196	175,180

United Arab Emirates — 0.0%
Emaar Properties PJSC*	90,055	86,829

United Kingdom — 2.0%
BP PLC	1,193,135	4,137,812
Diageo PLC	298,066	11,742,146
Dialog Semiconductor PLC*	10,626	581,554
InterContinental Hotels Group PLC*	83,525	5,380,308
Legal & General Group PLC	1,378,270	5,065,414
Linde PLC, (BATE)	26,309	6,872,992
Linde PLC, (NYSE)	13,849	3,649,350
London Stock Exchange Group PLC	34,289	4,235,447
Persimmon PLC	124,152	4,709,126
Reckitt Benckiser Group PLC	60,476	5,424,638
RELX PLC	191,083	4,707,165
Taylor Wimpey PLC*	1,329,280	3,027,823
Unilever PLC	122,545	7,381,848

		66,915,623

United States — 37.5%
AbbVie, Inc.	135,379	14,505,860
Acadia Realty Trust, REIT	9,331	132,407
Advanced Micro Devices, Inc.*	118,151	10,835,628
Airbnb, Inc. (Class A Stock)*	7,042	1,033,766
Alexander’s, Inc., REIT	293	81,264

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Alexandria Real Estate Equities, Inc., REIT	14,498	$2,583,834
Alexion Pharmaceuticals, Inc.*	21,327	3,332,130
Alleghany Corp	2,431	1,467,570
Alnylam Pharmaceuticals, Inc.*	8,174	1,062,375
Alphabet, Inc. (Class A Stock)*(u)	6,063	10,626,256
Alphabet, Inc. (Class C Stock)*	11,869	20,793,064
Altice USA, Inc. (Class A Stock)*	83,395	3,158,169
Amazon.com, Inc.*	13,597	44,284,477
American Assets Trust, Inc., REIT	6,520	188,298
American Campus Communities, Inc., REIT(a)	38,436	1,643,908
American Electric Power Co., Inc.	33,673	2,803,951
American Express Co.	18,470	2,233,208
American Homes 4 Rent (Class A Stock), REIT	86,186	2,585,580
American International Group, Inc.	38,460	1,456,096
Ameriprise Financial, Inc.	13,755	2,673,009
AmerisourceBergen Corp.	16,252	1,588,796
AMETEK, Inc.	16,113	1,948,706
Amgen, Inc.	19,133	4,399,059
Amphenol Corp. (Class A Stock)	11,006	1,439,255
Analog Devices, Inc.	93,610	13,829,005
Apartment Income REIT Corp., REIT*	15,884	610,104
Apple Hospitality REIT, Inc., REIT	23,986	309,659
Apple, Inc.	313,538	41,603,357
Applied Materials, Inc.	46,250	3,991,375
AptarGroup, Inc.	19,339	2,647,316
Arrow Electronics, Inc.*	16,124	1,568,865
Aspen Technology, Inc.*	13,381	1,742,875
Atmos Energy Corp.	17,325	1,653,325
AutoZone, Inc.*	2,963	3,512,459
AvalonBay Communities, Inc., REIT	14,999	2,406,290
Axalta Coating Systems Ltd.*	42,490	1,213,089
Ball Corp.	15,398	1,434,786
Bank of America Corp.	301,672	9,143,678
Berkshire Hathaway, Inc. (Class B Stock)*	25,719	5,963,465
Best Buy Co., Inc.	36,459	3,638,244
Biogen, Inc.*	5,713	1,398,885
BJ’s Wholesale Club Holdings, Inc.*	48,740	1,817,027
Black Knight, Inc.*	15,430	1,363,240
BlackRock, Inc.	2,946	2,125,657
Blackstone Group, Inc. (The) (Class A Stock)	29,336	1,901,266
Booking Holdings, Inc.*	3,865	8,608,399
Booz Allen Hamilton Holding Corp.	36,150	3,151,557
Boston Properties, Inc., REIT	15,385	1,454,344
Boston Scientific Corp.*	265,334	9,538,757
Braemar Hotels & Resorts, Inc., REIT	3,214	14,817
Brandywine Realty Trust, REIT	18,449	219,728
Bright Horizons Family Solutions, Inc.*	12,810	2,216,002
Bristol-Myers Squibb Co.	216,962	13,458,153
Brixmor Property Group, Inc., REIT	124,043	2,052,912
Broadridge Financial Solutions, Inc.	13,340	2,043,688
Brunswick Corp.(a)	26,519	2,021,809
Cabot Oil & Gas Corp.	45,701	744,012
Cadence Design Systems, Inc.*	12,340	1,683,546
California Resources Corp.*(a)	47,987	1,132,013

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Camden Property Trust, REIT	10,464	$1,045,563
Capital One Financial Corp.	92,559	9,149,457
Carlisle Cos., Inc.	10,134	1,582,728
CarMax, Inc.*(a)	16,822	1,589,006
Carter’s, Inc.	9,946	935,620
Casey’s General Stores, Inc.	7,830	1,398,595
Catalent, Inc.*	48,444	5,041,567
CBRE Group, Inc. (Class A Stock)*	35,540	2,229,069
Centene Corp.*	23,200	1,392,696
Centerspace, REIT	1,403	99,108
Ceridian HCM Holding, Inc.*	21,762	2,318,959
Certara, Inc.*(a)	19,850	669,342
Charles Schwab Corp. (The)	114,184	6,056,319
Charter Communications, Inc. (Class A Stock)*(u)	21,293	14,086,384
Chatham Lodging Trust, REIT	5,081	54,875
Chemed Corp.	3,090	1,645,765
Chevron Corp.	50,271	4,245,386
Chewy, Inc. (Class A Stock)*(a)	14,510	1,304,304
Chubb Ltd.	43,642	6,717,377
Cigna Corp.(u)	65,837	13,705,947
Cisco Systems, Inc.	37,751	1,689,357
Citigroup, Inc.	41,537	2,561,171
Citizens Financial Group, Inc.	79,661	2,848,677
Claire’s Private Placement*^	313	93,900
Clear Channel Outdoor Holdings, Inc.*	23,551	38,859
CMC Materials, Inc.	11,526	1,743,884
CMS Energy Corp.	30,980	1,890,090
CNA Financial Corp.	17,059	664,619
Coca-Cola Co. (The)	263,345	14,441,840
Cognex Corp.	18,900	1,517,386
Columbia Property Trust, Inc., REIT	12,381	177,544
Columbia Sportswear Co.	16,363	1,429,799
Comcast Corp. (Class A Stock)	130,876	6,857,902
Commerce Bancshares, Inc.	21,302	1,399,541
CommScope Holding Co., Inc.*	133,993	1,795,506
Concordia Private Placement*	6,340	27,959
ConocoPhillips	70,659	2,825,653
Constellation Brands, Inc. (Class A Stock)	39,725	8,701,761
Copart, Inc.*	15,772	2,006,987
CoreLogic, Inc.	10,801	835,133
CoreSite Realty Corp., REIT	4,595	575,662
Corporate Office Properties Trust, REIT.	12,051	314,290
Coty, Inc. (Class A Stock)(a)	106,107	744,871
Coupa Software, Inc.*	7,170	2,429,985
Cousins Properties, Inc., REIT	15,961	534,693
Crowdstrike Holdings, Inc. (Class A Stock)*	11,801	2,499,688
Crown Holdings, Inc.*	56,103	5,621,521
CubeSmart, REIT	64,228	2,158,703
Cullen/Frost Bankers, Inc	17,310	1,509,951
Cushman & Wakefield PLC*(a)	73,590	1,091,340
CVS Health Corp.	17,474	1,193,474
CyrusOne, Inc., REIT	12,937	946,342
Denbury, Inc.*	6,560	168,526
DexCom, Inc.*	5,752	2,126,629
Diamondback Energy, Inc.	16,133	780,837
DiamondRock Hospitality Co., REIT	21,580	178,035

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Digital Realty Trust, Inc., REIT	30,099	$4,199,111
Discovery, Inc. (Class A Stock)*(a)	75,104	2,259,879
Discovery, Inc. (Class C Stock)*	61,677	1,615,321
DISH Network Corp. (Class A Stock)*	54,856	1,774,043
Diversified Healthcare Trust, REIT	25,771	106,177
Douglas Dynamics, Inc.	17,730	758,312
Douglas Emmett, Inc., REIT(a)	18,841	549,780
Dover Corp.	25,654	3,238,817
Duke Realty Corp., REIT	39,960	1,597,201
Easterly Government Properties, Inc., REIT	8,786	199,003
EastGroup Properties, Inc., REIT	24,403	3,369,078
Eastman Chemical Co.	69,265	6,945,894
Eaton Corp. PLC	56,800	6,823,952
Edison International	20,215	1,269,906
Eli Lilly & Co.	53,562	9,043,408
Empire State Realty Trust, Inc. (Class A Stock), REIT	11,532	107,478
Encompass Health Corp.	26,863	2,221,301
Energizer Holdings, Inc.(a)	42,604	1,797,037
Enphase Energy, Inc.*	16,988	2,980,884
Entegris, Inc.	24,833	2,386,451
Entergy Corp.	11,692	1,167,329
Envestnet, Inc.*	12,780	1,051,666
EP Energy Corp.*	6,875	275,000
EPAM Systems, Inc.*	3,953	1,416,558
EQT Corp.	64,452	819,185
Equinix, Inc., REIT	9,573	6,836,845
Equitrans Midstream Corp.	128,273	1,031,315
Equity Commonwealth, REIT	13,056	356,168
Equity LifeStyle Properties, Inc., REIT	19,577	1,240,399
Equity Residential, REIT	37,593	2,228,513
Essex Property Trust, Inc., REIT	7,005	1,663,127
Estee Lauder Cos., Inc. (The) (Class A Stock)	10,208	2,717,268
Exact Sciences Corp.*	17,334	2,296,582
Exelixis, Inc.*	64,494	1,294,395
Extra Space Storage, Inc., REIT	13,884	1,608,600
Facebook, Inc. (Class A Stock)*	16,974	4,636,618
FactSet Research Systems, Inc.	4,292	1,427,090
Federal Realty Investment Trust, REIT	21,957	1,868,980
Ferguson PLC	40,868	4,976,160
Fifth Third Bancorp	22,322	615,418
First Hawaiian, Inc.	44,230	1,042,943
First Horizon Corp.	135,618	1,730,486
First Industrial Realty Trust, Inc., REIT	13,864	584,090
First Republic Bank	19,176	2,817,530
Fiserv, Inc.*(u)	40,702	4,634,330
Five9, Inc.*	6,818	1,189,059
FleetCor Technologies, Inc.*	21,954	5,989,710
Focus Financial Partners, Inc. (Class A Stock)*	28,540	1,241,490
Fortune Brands Home & Security, Inc.	41,532	3,560,123
Franklin Street Properties Corp., REIT	10,912	47,685
Freeport-McMoRan, Inc.	51,390	1,337,168
FTI Consulting, Inc.*	13,653	1,525,313
Gap, Inc. (The)	11,200	226,128
Garmin Ltd.	19,963	2,388,773
Generac Holdings, Inc.*	20,085	4,567,530

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
General Dynamics Corp.	11,883	$1,768,428
Global Payments, Inc.	15,526	3,344,611
Goodman Networks, Inc.*^	1,490	—
Graphic Packaging Holding Co.	112,002	1,897,314
Guidewire Software, Inc.*	13,238	1,704,128
Hartford Financial Services Group, Inc. (The)	37,819	1,852,375
HCA Healthcare, Inc.	6,720	1,105,171
Healthcare Realty Trust, Inc., REIT	14,617	432,663
Healthcare Trust of America, Inc. (Class A Stock), REIT(a)	23,482	646,694
Healthpeak Properties, Inc., REIT	57,838	1,748,443
Hersha Hospitality Trust, REIT	4,201	33,146
Highwoods Properties, Inc., REIT	11,163	442,390
Home Depot, Inc. (The)	20,356	5,406,961
Honeywell International, Inc.	27,549	5,859,672
Horizon Therapeutics PLC*	21,161	1,547,927
Host Hotels & Resorts, Inc., REIT	75,776	1,108,603
HubSpot, Inc.*	3,986	1,580,210
Hudson Pacific Properties, Inc., REIT	15,038	361,213
Huntington Bancshares, Inc.	93,330	1,178,758
IAA, Inc.*	28,763	1,869,020
ICU Medical, Inc.*	6,482	1,390,324
IDEX Corp.	9,340	1,860,528
IDEXX Laboratories, Inc.*	3,910	1,954,492
iHeartMedia, Inc. (Class A Stock)*	926	12,019
IHS Markit Ltd.	18,773	1,686,379
Illinois Tool Works, Inc.	5,389	1,098,709
Industrial Logistics Properties Trust, REIT	7,063	164,497
Ingersoll Rand, Inc.*	43,853	1,997,943
Insulet Corp.*	4,106	1,049,617
Intuitive Surgical, Inc.*	6,088	4,980,593
Invesco Ltd.	48,010	836,814
Invitation Homes, Inc., REIT	60,220	1,788,534
ITT, Inc.	21,477	1,654,159
Jazz Pharmaceuticals PLC*	10,264	1,694,073
JBG SMITH Properties, REIT	12,097	378,273
Johnson & Johnson	26,663	4,196,223
KB Home	22,708	761,172
Keurig Dr. Pepper, Inc.	41,944	1,342,208
KeyCorp.	114,536	1,879,536
Keysight Technologies, Inc.*	18,042	2,383,168
Kilroy Realty Corp., REIT	10,772	618,313
Kimco Realty Corp., REIT	148,782	2,233,218
Kinder Morgan, Inc.	146,328	2,000,304
Kinsale Capital Group, Inc.	7,154	1,431,730
Kite Realty Group Trust, REIT	9,108	136,256
Knight-Swift Transportation Holdings, Inc.	33,517	1,401,681
Kohl’s Corp.	24,384	992,185
Kraft Heinz Co. (The)	35,242	1,221,488
Lam Research Corp.	10,323	4,875,243
Lamar Advertising Co. (Class A Stock), REIT	4,691	390,385
Lamb Weston Holdings, Inc.	22,950	1,807,083
Landstar System, Inc.	9,604	1,293,275
Las Vegas Sands Corp.	49,165	2,930,234
Lazard Ltd. (Class A Stock)	43,730	1,849,779

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Leidos Holdings, Inc.	38,152	$4,010,538
Lennox International, Inc.(a)	6,465	1,771,216
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	44,464	1,920,400
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	71,406	3,106,875
Life Storage, Inc., REIT	5,221	623,335
Lincoln Electric Holdings, Inc.	17,479	2,031,934
LKQ Corp.*	44,440	1,566,066
Loews Corp.	112,370	5,058,897
Lowe’s Cos., Inc.	27,087	4,347,734
LPL Financial Holdings, Inc.	17,500	1,823,850
Lyft, Inc. (Class A Stock)*	103,064	5,063,534
M&T Bank Corp.	23,743	3,022,484
Macerich Co. (The), REIT(a)	11,155	119,024
Mack-Cali Realty Corp., REIT	9,125	113,697
Marathon Petroleum Corp.	50,143	2,073,914
Marsh & McLennan Cos., Inc.	9,082	1,062,594
Martin Marietta Materials, Inc.	10,678	3,032,232
Mastercard, Inc. (Class A Stock)(u)	68,105	24,309,399
McDonald’s Corp.	19,157	4,110,709
McKesson Corp.	9,636	1,675,893
Medtronic PLC	20,895	2,447,640
Merck & Co., Inc.	19,476	1,593,137
Mettler-Toledo International, Inc.*	2,140	2,438,915
Microchip Technology, Inc.	13,060	1,803,717
Microsoft Corp.	216,823	48,225,772
Mid-America Apartment Communities, Inc., REIT	42,272	5,355,440
Middleby Corp. (The)*	7,934	1,022,851
Moelis & Co. (Class A Stock)	25,558	1,195,092
Mohawk Industries, Inc.*	14,853	2,093,530
Molina Healthcare, Inc.*	12,880	2,739,318
MongoDB, Inc.*(a)	5,251	1,885,319
Monmouth Real Estate Investment Corp., REIT	10,607	183,713
Monolithic Power Systems, Inc.	3,400	1,245,182
Morgan Stanley	174,096	11,930,799
Morningstar, Inc.	7,960	1,843,297
MSA Safety, Inc.(a)	12,500	1,867,375
Murphy USA, Inc.	11,290	1,477,522
MYT Holding LLC (Class B Stock)*^	92,685	259,518
National Health Investors, Inc., REIT	4,805	332,362
National Retail Properties, Inc., REIT	39,667	1,623,174
National Storage Affiliates Trust, REIT	7,035	253,471
National Vision Holdings, Inc.*	20,424	925,003
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*	1,299	87,683
Netflix, Inc.*	23,674	12,801,242
Newell Brands, Inc.	76,237	1,618,512
NexPoint Residential Trust, Inc., REIT	2,449	103,617
Nexstar Media Group, Inc. (Class A Stock)	17,995	1,964,874
NextEra Energy, Inc.	217,966	16,816,077
NIKE, Inc. (Class B Stock)	26,266	3,715,851
Nordson Corp.	7,285	1,463,921
Nordstrom, Inc.(a)	20,377	635,966

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Norfolk Southern Corp.	60,698	$14,422,452
Northern Trust Corp.	18,072	1,683,226
Northrop Grumman Corp.	15,118	4,606,757
NorthWestern Corp.	9,742	568,056
NVIDIA Corp.(u)	16,548	8,641,366
Oasis Petroleum, Inc.*	10,393	385,165
Office Properties Income Trust, REIT	5,226	118,735
Okta, Inc.*	1,556	395,629
Old Dominion Freight Line, Inc.	9,223	1,800,145
Omega Healthcare Investors, Inc., REIT	24,388	885,772
O’Reilly Automotive, Inc.*	23,476	10,624,533
Otis Worldwide Corp.	9,462	639,158
Outfront Media, Inc., REIT	86,683	1,695,519
Packaging Corp. of America	16,343	2,253,863
Pactiv Evergreen, Inc.*(a)	29,100	527,874
Paramount Group, Inc., REIT	18,812	170,060
Paylocity Holding Corp.*	4,426	911,358
PayPal Holdings, Inc.*	43,207	10,119,079
Pebblebrook Hotel Trust, REIT	14,160	266,208
Penn Virginia Corp.*	229	2,324
Penn Virginia Corp., NPV*	123	1,248
Performance Food Group Co.*	53,035	2,524,996
Pfizer, Inc.	46,592	1,715,052
Phillips 66	28,094	1,964,894
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	11,859	192,472
Pioneer Natural Resources Co.(a)	39,468	4,495,011
Planet Fitness, Inc. (Class A Stock)*	12,100	939,323
PNC Financial Services Group, Inc. (The)	23,629	3,520,721
Pool Corp.	9,577	3,567,432
Portland General Electric Co.	20,403	872,636
Post Holdings, Inc.*	24,174	2,441,816
Premier, Inc. (Class A Stock)	24,360	855,036
Procter & Gamble Co. (The)	23,385	3,253,789
Progressive Corp. (The)	47,299	4,676,925
Prologis, Inc., REIT	171,833	17,124,877
PS Business Parks, Inc., REIT	2,200	292,314
PTC, Inc.*	9,830	1,175,766
Public Storage, REIT	26,853	6,201,163
Q2 Holdings, Inc.*(a)	17,396	2,201,116
QTS Realty Trust, Inc. (Class A Stock), REIT(a)	4,042	250,119
QUALCOMM, Inc.	33,873	5,160,213
Quest Diagnostics, Inc.	9,290	1,107,089
Ralph Lauren Corp.	19,106	1,982,056
Rayonier, Inc., REIT	57,698	1,695,167
Raytheon Technologies Corp.	38,957	2,785,815
RBC Bearings, Inc.*	10,324	1,848,409
RealPage, Inc.*	15,810	1,379,264
Regency Centers Corp., REIT	17,136	781,230
Regeneron Pharmaceuticals, Inc.*	8,109	3,917,539
Regions Financial Corp.	68,630	1,106,316
Retail Opportunity Investments Corp., REIT	12,764	170,910
Retail Properties of America, Inc. (Class A Stock), REIT	23,174	198,369
Retail Value, Inc., REIT	1,759	26,156

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Rexford Industrial Realty, Inc., REIT	13,041	$640,444
Reynolds Consumer Products, Inc.(a)	46,430	1,394,757
RingCentral, Inc. (Class A Stock)*	5,929	2,246,913
RLI Corp.	19,852	2,067,586
RLJ Lodging Trust, REIT	17,849	252,563
Ross Stores, Inc.	17,545	2,154,701
Royalty Pharma PLC (Class A Stock)	39,588	1,981,379
RPT Realty, REIT	8,757	75,748
Ryman Hospitality Properties, Inc., REIT	5,907	400,258
S&P Global, Inc.	5,188	1,705,451
Sabra Health Care REIT, Inc., REIT	22,231	386,152
SAL TopCo LLC*^	7,526	1
salesforce.com, Inc.*	23,591	5,249,705
Saul Centers, Inc., REIT	1,417	44,891
Service Properties Trust, REIT	17,827	204,832
ServiceNow, Inc.*	4,392	2,417,489
ServisFirst Bancshares, Inc.	29,990	1,208,297
Sherwin-Williams Co. (The)	1,780	1,308,140
Signature Bank	12,645	1,710,742
Simon Property Group, Inc., REIT	32,785	2,795,905
SITE Centers Corp., REIT	17,555	177,657
SL Green Realty Corp., REIT(a)	7,796	464,486
Snap-on, Inc.	6,820	1,167,175
Snowflake, Inc. (Class A Stock)*(a)	2,656	747,398
SolarEdge Technologies, Inc.*	7,344	2,343,617
Spotify Technology SA*	6,189	1,947,431
SS&C Technologies Holdings, Inc.	42,290	3,076,597
STAG Industrial, Inc., REIT	16,032	502,122
Stanley Black & Decker, Inc.	58,563	10,457,009
State Street Corp.	40,707	2,962,655
StepStone Group, Inc. (Class A Stock)*	26,550	1,056,690
Stericycle, Inc.*	17,120	1,186,930
STERIS PLC	8,050	1,525,797
Summit Hotel Properties, Inc., REIT	11,432	103,002
Sun Communities, Inc., REIT	22,489	3,417,204
Sunstone Hotel Investors, Inc., REIT	23,323	264,250
SVB Financial Group*	4,790	1,857,706
Syneos Health, Inc.*	24,330	1,657,603
Synopsys, Inc.*	8,421	2,183,060
Sysco Corp.	17,835	1,324,427
T. Rowe Price Group, Inc.	11,764	1,780,952
Take-Two Interactive Software, Inc.*	11,891	2,470,831
Tanger Factory Outlet Centers, Inc., REIT(a)	10,108	100,676
Teladoc Health, Inc.*(a)	7,178	1,435,313
Teradyne, Inc.	12,039	1,443,356
Terreno Realty Corp., REIT	6,978	408,283
Tesla, Inc.*(a)	30,242	21,340,872
Texas Instruments, Inc.	19,474	3,196,268
Thermo Fisher Scientific, Inc.	13,969	6,506,481
Thor Industries, Inc.(a)	26,841	2,495,945
T-Mobile US, Inc.*	14,619	1,971,372
Toll Brothers, Inc.	19,036	827,495
Toro Co. (The)	36,993	3,508,416
Tractor Supply Co.	18,797	2,642,482
Trade Desk, Inc. (The) (Class A Stock)*.	4,379	3,507,579
Trane Technologies PLC	58,801	8,535,553
TransUnion	17,900	1,776,038

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Travelers Cos., Inc. (The)	29,779	$4,180,078
Truist Financial Corp.	241,610	11,580,367
Twilio, Inc. (Class A Stock)*	9,921	3,358,258
Tyler Technologies, Inc.*	4,086	1,783,621
U.S. Bancorp	47,410	2,208,832
Uber Technologies, Inc.*(u)	78,332	3,994,932
UDR, Inc., REIT	31,637	1,215,810
UnitedHealth Group, Inc.(u)	47,201	16,552,447
Universal Health Realty Income Trust, REIT	1,400	89,978
Urban Edge Properties, REIT	12,623	163,342
Urstadt Biddle Properties, Inc. (Class A Stock), REIT	4,290	60,618
Vail Resorts, Inc.	4,907	1,368,857
Ventas, Inc., REIT	40,242	1,973,468
Verizon Communications, Inc.	75,574	4,439,972
Vertex Pharmaceuticals, Inc.*	8,741	2,065,848
ViacomCBS, Inc. (Class B Stock)(a)	13,460	501,520
Viatris, Inc.*	38,983	730,541
Visa, Inc. (Class A Stock)	7,799	1,705,875
Vistra Corp.	6,972	137,070
Vornado Realty Trust, REIT	20,549	767,300
Washington Prime Group, Inc., REIT(a)	2,252	14,661
Washington Real Estate Investment Trust, REIT.	8,909	192,702
Waste Connections, Inc.	25,580	2,623,741
Weingarten Realty Investors, REIT	13,860	300,346
Wells Fargo & Co.	338,469	10,214,994
Welltower, Inc., REIT	44,833	2,897,108
Wendy’s Co. (The)	57,740	1,265,661
West Pharmaceutical Services, Inc.	8,074	2,287,445
Western Alliance Bancorp	25,116	1,505,704
Westrock Co.	39,176	1,705,331
WEX, Inc.*	11,283	2,296,429
Weyerhaeuser Co., REIT	45,057	1,510,761
Whiting Petroleum Corp.*	10,829	270,725
Williams Cos., Inc. (The)	75,365	1,511,068
WillScot Mobile Mini Holdings Corp.*	71,490	1,656,423
Windstream Holdings, Inc.*^	66	915
Woodward, Inc.	14,960	1,818,089
Workday, Inc. (Class A Stock)*	15,045	3,604,932
WP Carey, Inc., REIT	18,844	1,330,010
Xcel Energy, Inc.	85,007	5,667,417
Yum! Brands, Inc.	65,314	7,090,488
Zebra Technologies Corp. (Class A Stock)*	7,004	2,691,847
Zillow Group, Inc. (Class C Stock)*	11,674	1,515,285
Zimmer Biomet Holdings, Inc.	30,835	4,751,365
Zscaler, Inc.*	20,202	4,034,541

		1,252,781,458

TOTAL COMMON STOCKS (cost $1,522,728,580)		1,915,783,091

PREFERRED STOCKS — 0.5%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	21,582	112,351
Gerdau SA (PRFC)	40,047	186,114
Itausa SA (PRFC)	61,780	139,320

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

PREFERRED STOCKS (continued)	Shares	Value
Brazil (cont’d.)
Petroleo Brasileiro SA (PRFC)	79,984	$437,322

		875,107

Germany — 0.1%
Jungheinrich AG (PRFC)	7,265	326,207
Schaeffler AG (PRFC)	51,149	429,353
Volkswagen AG (PRFC)	16,587	3,106,890

		3,862,450

United States — 0.3%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	16,081	886,545
Broadcom, Inc., Series A, CVT, 8.000%, Maturing 09/30/22	1,995	2,837,828
Claire’s Stores, Inc., CVT*^	210	409,500
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)	799	1,039,579
Goodman Networks, Inc., Maturing 05/11/22*^	1,772	18
MYT Holding LLC,, Series A, 10.000%, Maturing 06/06/29*^	188,847	217,174
NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/23	37,431	1,922,830
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	6,859	711,484
Stanley Black & Decker, Inc., Series C, CVT, 5.000%, Maturing 05/15/21	696	835,200
Wells Fargo & Co., Series L, CVT, 7.500%, Maturing 12/15/2169	1,054	1,599,867

		10,460,025

TOTAL PREFERRED STOCKS (cost $12,712,986)		15,197,582

	Units

RIGHTS* — 0.0%
United States
Media General, Inc., CVR, expiring 12/31/22^	58,900	6
Vistra Energy Corp., expiring 01/23/27^	14,776	15,515

TOTAL RIGHTS (cost $0)		15,521

WARRANTS* — 0.0%
United States
iHeartMedia, Inc., expiring 05/01/39	6,963	90,373
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	917	—

TOTAL WARRANTS (cost $126,509)		90,373

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 1.3%
Cayman Islands — 0.0%
Colony American Finance Ltd.,
Series 2016-02, Class A, 144A
2.554%	11/15/48	548	$548,733

United States — 1.3%
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.318%(c)	07/25/33	547	545,572
Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	12/25/33	60	59,822
Series 2003-OP01, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.398%(c)	12/25/33	528	527,701
Series 2004-HE2, Class M2, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.948%(c)	10/25/34	113	116,045
Series 2004-HE3, Class M3, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.228%(c)	11/25/34	22	22,099
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 2.655%)
2.803%(c)	08/25/32	316	316,696
Series 2004-R01, Class M2, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
1.018%(c)	02/25/34	719	693,300
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W7, Class M9, 144A, 1 Month LIBOR + 4.800% (Cap N/A, Floor 4.800%)
3.655%(c)	05/25/34	179	198,704
Asset-Backed Funding Certificates Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 1.035% (Cap N/A, Floor 1.035%)
1.183%(c)	02/25/33	394	392,516
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE7, Class M4, 1 Month LIBOR + 2.025% (Cap N/A, Floor 2.025%)
2.173%(c)	10/25/34	39	43,158
Bayview Financial Acquisition Trust,
Series 2004-C, Class M3, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.098%(c)	05/28/44	93	93,271
Series 2006-D, Class 1A5
5.668%	12/28/36	146	163,008
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR1, Class M4, 1 Month LIBOR + 2.175% (Cap N/A, Floor 2.175%)
2.323%(c)	07/25/34	364	164,816
Series 2004-FR3, Class M2, 1 Month LIBOR + 1.755% (Cap N/A, Floor 1.755%)
1.903%(c)	09/25/34	540	542,951
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class B, 1 Month LIBOR + 5.250% (Cap 11.000%, Floor 5.250%)
5.398%(c)	03/25/43	22	22,931

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2003-SD02, Class 3A
4.249%(cc)	06/25/43	199	$203,426
Series 2004-01, Class M1, 1 Month LIBOR + 0.975% (Cap 11.000%, Floor 0.975%)
1.123%(c)	06/25/34	315	318,374
Series 2004-02, Class M1, 1 Month LIBOR + 1.200% (Cap 11.000%, Floor 1.200%)
1.348%(c)	08/25/34	326	324,581
Centex Home Equity Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	01/25/34	624	616,117
Series 2004-B, Class M2, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	03/25/34	484	474,854
Chase Funding Loan Acquisition Trust,
Series 2004-OPT01, Class M2, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.648%(c)	06/25/34	191	189,945
Chase Funding Trust,
Series 2003-06, Class 2M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	11/25/34	418	420,211
CHEC Loan Trust,
Series 2004-02, Class M3, 1 Month LIBOR + 1.875% (Cap N/A, Floor 1.875%)
2.023%(c)	04/25/34	153	152,852
Citifinancial Mortgage Securities, Inc.,
Series 2004-01, Class AF4
5.070%	04/25/34	741	772,531
Countrywide Asset-Backed Certificates,
Series 2003-BC06, Class M2, 1 Month LIBOR + 1.725% (Cap N/A, Floor 1.725%)
1.873%(c)	10/25/33	9	8,667
Series 2004-ECC02, Class M5, 1 Month LIBOR + 1.875% (Cap N/A, Floor 1.875%)
2.023%(c)	10/25/34	46	46,212
Countrywide Asset-Backed Certificates Trust,
Series 2004-05, Class M3, 1 Month LIBOR + 1.725% (Cap N/A, Floor 1.725%)
1.873%(c)	07/25/34	237	236,368
Series 2004-06, Class M2, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.123%(c)	10/25/34	333	326,663
Countrywide Partnership Trust,
Series 2004-EC01, Class M2, 1 Month LIBOR + 0.945% (Cap N/A, Floor 0.945%)
1.093%(c)	01/25/35	315	306,209
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB05, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.623%(c)	11/25/33	24	24,024
Series 2004-CB06, Class M3, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.248%(c)	12/25/33	279	275,782
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	1,765	1,949,716

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
First Franklin Mortgage Loan Trust,
Series 2004-FFH03, Class M1, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
1.018%(c)	10/25/34	112	$111,859
Fremont Home Loan Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.078%(c)	07/25/34	79	79,012
Golden Bear LLC,
Series 2016-R, Class R, 144A
5.650%	09/20/47	732	726,333
GSAMP Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.245% (Cap N/A, Floor 1.245%)
1.397%(c)	06/20/33	252	246,548
Series 2003-SEA, Class A1, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.548%(c)	02/25/33	223	211,951
Series 2004-NC02, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	10/25/34	147	144,456
Series 2007-SEA01, Class A, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.448%(c)	12/25/36	289	279,586
Home Equity Asset Trust,
Series 2002-01, Class M2, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.048%(c)	11/25/32	927	896,078
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	08/25/34	225	223,685
Series 2004-06, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	12/25/34	181	180,355
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	11/25/34	776	771,645
Series 2004-C, Class M1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.988%(c)	03/25/35	829	808,252
Series 2004-C, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	03/25/35	244	226,358
Lendmark Funding Trust,
Series 2018-02A, Class C, 144A
5.260%	04/20/27	2,000	2,081,032
Long Beach Mortgage Loan Trust,
Series 2001-02, Class M1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
0.708%(c)	07/25/31	268	265,765
Series 2003-04, Class M2, 1 Month LIBOR + 2.625% (Cap N/A, Floor 2.625%)
2.773%(c)	08/25/33	8	7,672
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	07/25/34	489	482,004

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2004-05, Class A5, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
0.708%(c)	09/25/34	467	$466,203
MASTR Asset-Backed Securities Trust,
Series 2003-NC01, Class M5, 1 Month LIBOR + 6.000% (Cap N/A, Floor 6.000%)
4.053%(c)	04/25/33	87	87,751
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	09/25/34	69	68,898
Series 2005-NC01, Class M2, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	12/25/34	172	167,003
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.123%(c)	07/25/34	114	111,886
Series 2004-HE01, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.398%(c)	04/25/35	530	519,654
Series 2005-NC01, Class M2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.228%(c)	10/25/35	289	287,033
MFA LLC,
Series 2018-NPL01, Class A1, 144A
3.875%	05/25/48	924	926,433
Mid-State Capital Trust,
Series 2010-01, Class M, 144A
5.250%	12/15/45	101	104,178
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE01, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
1.003%(c)	01/25/34	99	98,798
Series 2004-HE06, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	08/25/34	123	120,219
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	05/25/34	492	480,678
Series 2005-HE01, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	12/25/34	228	209,006
New Century Home Equity Loan Trust,
Series 2003-04, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 1.125%)
1.273%(c)	10/25/33	1,332	1,322,654
Series 2003-04, Class M2, 1 Month LIBOR + 2.730% (Cap N/A, Floor 2.730%)
2.878%(c)	10/25/33	116	116,382
Series 2003-B, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.623%(c)	11/25/33	77	77,672
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.765%)
0.913%(c)	02/25/35	422	413,684

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
NovaStar Mortgage Funding Trust,
Series 2003-02, Class M2, 1 Month LIBOR + 2.775% (Cap N/A, Floor 2.775%)
2.923%(c)	09/25/33	372	$378,873
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-04, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.168%(c)	07/25/33	783	782,213
Option One Mortgage Loan Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.723%(c)	05/25/34	334	331,086
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WWF01, Class M4, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.798%(c)	12/25/34	985	1,006,647
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH01, Class M4, 1 Month LIBOR + 1.245% (Cap N/A, Floor 1.245%)
1.393%(c)	01/25/36	441	441,243
PRPM LLC,
Series 2019-04A, Class A1, 144A
3.351%	11/25/24	1,005	1,008,399
RAMP Trust,
Series 2003-RS10, Class MII1, 1 Month LIBOR + 0.975% (Cap 14.000%, Floor 0.975%)
1.123%(c)	11/25/33	214	210,722
Series 2005-RS06, Class M4, 1 Month LIBOR + 0.975% (Cap 14.000%, Floor 0.975%)
1.123%(c)	06/25/35	1,500	1,500,389
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
0.498%(c)	08/25/36	1,891	1,847,517
Renaissance Home Equity Loan Trust,
Series 2003-02, Class M2A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.148%(c)	08/25/33	228	214,028
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,015	2,142,184
Series 2019-A, Class D, 144A
3.450%	01/26/32	1,510	1,599,166
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
5.464%(cc)	07/25/30	56	48,577
Series 2003-02, Class M2, 1 Month LIBOR + 2.625% (Cap N/A, Floor 2.625%)
2.773%(c)	06/25/33	120	126,098
Series 2004-02, Class MV2, 1 Month LIBOR + 1.800% (Cap 10.000%, Floor 1.800%)
1.948%(c)	08/25/35	347	346,284
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	11/25/34	296	293,992
Stanwich Mortgage Loan Trust,
Series 2019-NPB02, Class A1, 144A
3.475%	11/16/24	1,209	1,212,443

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Structured Asset Investment Loan Trust,
Series 2003-BC6, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 1.125%)
1.273%(c)	07/25/33	416	$416,002
Series 2004-08, Class M2, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.078%(c)	09/25/34	467	458,826
Series 2005-HE1, Class M1, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.705%)
0.855%(c)	07/25/35	76	77,372
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	01/25/37	697	683,372
Vericrest Opportunity Loan Transferee,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	1,212	1,214,859
Series 2019-NPL07, Class A1A, 144A
3.179%	10/25/49	1,229	1,230,022
Veros Automobile Receivables Trust,
Series 2018-01, Class C, 144A
4.650%	02/15/24	993	1,001,014
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.123%(c)	10/25/34	802	794,902
Series 2004-02, Class M8A, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)
4.648%(c)	10/25/34	734	682,265

			43,918,340

TOTAL ASSET-BACKED SECURITIES (cost $43,126,627)			44,467,073

BANK LOANS — 0.1%
Canada — 0.0%
Concordia International Corp.,
Term Loan, 3 Month LIBOR + 5.500%
6.500%(c)	09/06/24	284	275,566

United States — 0.1%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
3.000%(c)	04/06/24	10	10,149
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.148%(c)	06/02/25	300	298,118
California Resources Corp.,
Term Loan
9.000%(cc)	10/27/21	168	166,643
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.647%(c)	12/18/26^	550	461,740
Gulf Finance LLC,
Tranche B Term Loan, 1 Month LIBOR + 5.250%
6.250%(c)	08/25/23	171	128,934
Meredith Corp.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
2.647%(c)	01/31/25	106	104,946

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
United States (cont’d.)
Moran Foods LLC,
Term Loan
—%(p)	03/12/24		98	$98,094
—%(p)	10/01/24	^	149	129,852
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.750%(c)	06/07/23		182	181,358
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
3.660%(c)	11/06/24		152	151,681
PetSmart, Inc.,
Tranche B-2 Loan, 3 Month LIBOR + 3.500%
4.500%(c)	03/11/22		202	201,416
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	02/06/23		47	46,443
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.897%(c)	08/14/24		98	95,560
UFC Holdings LLC,
Term B Loan, 3 Month LIBOR + 3.250%
4.250%(c)	04/29/26		111	110,954
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
4.397%(c)	10/22/25		62	61,530

				2,247,418

TOTAL BANK LOANS (cost $2,492,766)				2,522,984

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
United States
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36		700	729,319
Series 2012-TFT, Class A, 144A
2.892%	06/05/30		198	193,275
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.209%(c)	06/15/35		3,000	2,840,999
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 144A, 1 Month LIBOR + 1.321% (Cap N/A, Floor 1.348%)
1.480%(c)	03/15/37		1,500	1,499,559
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		1,200	1,215,271
DBGS Mortgage Trust,
Series 2018-05BP, Class B, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.989%(c)	06/15/33		3,000	2,984,913
Fannie Mae-Aces,
Series 2020-M39, Class 1A1
0.750%	09/25/28		600	589,767
Series 2020-M39, Class X1, IO
2.016%(cc)	07/25/30		2,535	308,642

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
FHLMC Multifamily Mortgage Trust,
Series 2015-K45, Class C, 144A
3.589%(cc)	04/25/48		1,355	$1,413,739
Series 2015-K48, Class B, 144A
3.640%(cc)	08/25/48		1,600	1,736,057
FHLMC Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.293%(cc)	07/25/23		35,672	235,804
Series K723, Class X3, IO
1.919%(cc)	10/25/34		10,000	471,063
LB-UBS Commercial Mortgage Trust,
Series 2006-C06, Class AJ
5.492%(cc)	09/15/39		916	528,915
Morgan Stanley Capital I Trust,
Series 2007-T27, Class B, 144A
6.014%(cc)	06/11/42		500	512,130
Velocity Commercial Capital Loan Trust,
Series 2018-02, Class A, 144A
4.050%(cc)	10/26/48		1,174	1,234,514
VNDO Mortgage Trust,
Series 2012-06AVE, Class A, 144A
2.996%	11/15/30		505	522,216
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.256%(cc)	03/15/45		765	707,611

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,986,834)				17,723,794

CONVERTIBLE BONDS — 3.0%
Argentina — 0.1%
MercadoLibre, Inc.,
Sr. Unsec’d. Notes
2.000%	08/15/28		829	3,142,450

Canada — 0.0%
Shopify, Inc.,
Sr. Unsec’d. Notes
0.125%	11/01/25		988	1,167,916

China — 0.1%
China Conch Venture Holdings International Ltd.,
Gtd. Notes
3.520%	09/05/23	HKD	8,000	1,193,674
Pinduoduo, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	12/01/25		516	634,500
Smart Insight International Ltd.,
Sr. Sec’d. Notes
4.500%	12/05/23	HKD	4,000	624,704
Zhongsheng Group Holdings Ltd.,
Sr. Unsec’d. Notes
0.000%(ss)	05/21/25	HKD	3,000	528,472
4.570%	05/23/23	HKD	3,000	712,552

				3,693,902

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
France — 0.2%
Archer Obligations SA,
Gtd. Notes
0.000%(ss)	03/31/23	EUR	1,900	$3,391,346
Atos SE,
Sr. Unsec’d. Notes
0.000%(ss)	11/06/24	EUR	500	806,643
Orpea SA,
Sr. Unsec’d. Notes
0.375%	05/17/27	EUR	510	922,689
Remy Cointreau SA,
Sr. Unsec’d. Notes
0.125%	09/07/26	EUR	718	1,393,635

				6,514,313

Germany — 0.0%
adidas AG,
Sr. Unsec’d. Notes
0.050%	09/12/23	EUR	200	307,201
MTU Aero Engines AG,
Sr. Unsec’d. Notes
0.125%	05/17/23	EUR	200	421,665
Symrise AG,
Sr. Unsec’d. Notes
0.238%	06/20/24	EUR	600	929,971

				1,658,837

Japan — 0.1%
Sony Corp.,
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22	JPY	114,000	2,280,230

Spain — 0.1%
Amadeus IT Group SA,
Sr. Unsec’d. Notes
1.500%	04/09/25	EUR	1,500	2,560,150
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN
1.500%	01/16/26	EUR	900	1,819,307

				4,379,457

Switzerland — 0.1%
Sika AG,
Sr. Unsec’d. Notes
0.150%	06/05/25	CHF	360	550,278
Sub. Notes
3.750%	01/30/22	CHF	600	1,230,059
STMicroelectronics NV,
Sr. Unsec’d. Notes, Series B
0.250%	07/03/24		400	723,117

				2,503,454

Taiwan — 0.1%
Sea Ltd.,
Sr. Unsec’d. Notes
1.000%	12/01/24		603	2,368,697

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
United Kingdom — 0.2%
Barclays Bank PLC,
Sr. Unsec’d. Notes
0.000%(ss)	02/04/25			1,526	$1,919,201
Sr. Unsec’d. Notes, MTN
0.000%(ss)	02/18/25			1,370	1,516,660
Ocado Group PLC,
Gtd. Notes
0.875%	12/09/25		GBP	600	1,180,902
Vodafone Group PLC,
Sub. Notes
1.500%	03/12/22		GBP	500	692,416

					5,309,179

United States — 2.0%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26	(a)		122	1,388,766
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/25			1,041	1,284,434
Atlassian, Inc.,
Gtd. Notes
0.625%	05/01/23	(a)		1,062	3,045,981
BofA Finance LLC,
Bank Gtd. Notes, MTN
0.250%	05/01/23			982	1,018,128
Booking Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	05/01/25	(a)		1,268	1,845,927
Burlington Stores, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	04/15/25			664	922,859
Chegg, Inc.,
Sr. Unsec’d. Notes
0.125%	03/15/25			824	1,507,657
Cloudflare, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	05/15/25			786	1,676,768
Coupa Software, Inc.,
Sr. Unsec’d. Notes
0.125%	06/15/25	(a)		1,502	3,302,009
Datadog, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	06/15/25			600	789,045
DexCom, Inc.,
Sr. Unsec’d. Notes
0.750%	12/01/23			691	1,554,780
Sr. Unsec’d. Notes, 144A
0.250%	11/15/25			387	388,402
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26			165	157,616
DocuSign, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23	(a)		824	2,585,325

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (cont’d.)
Envestnet, Inc.,
Gtd. Notes
1.750%	06/01/23	(a)	889	$1,170,471
Exact Sciences Corp.,
Sr. Unsec’d. Notes
1.000%	01/15/25		418	792,458
Five9, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/23		244	1,031,201
Sr. Unsec’d. Notes, 144A
0.500%	06/01/25		717	1,032,938
Illumina, Inc.,
Sr. Unsec’d. Notes
0.500%	06/15/21		977	1,412,898
Inphi Corp.,
Sr. Unsec’d. Notes, 144A
0.750%	04/15/25		1,267	1,785,658
Insulet Corp.,
Sr. Unsec’d. Notes
0.375%	09/01/26	(a)	1,229	1,631,180
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30		16	12,256
4.000%	11/15/29		21	16,072
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46		594	1,157,488
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23		517	658,909
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23		1,180	1,532,869
Match Group Financeco, Inc.,
Gtd. Notes, 144A
0.875%	10/01/22		518	1,762,056
Microchip Technology, Inc.,
Sr. Sub. Notes
1.625%	02/15/27		2,324	4,686,749
MongoDB, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	01/15/26		766	1,371,222
Okta, Inc.,
Sr. Unsec’d. Notes
0.125%	09/01/25		1,184	1,775,530
ON Semiconductor Corp.,
Gtd. Notes
1.625%	10/15/23		576	973,727
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.750%	07/01/23		788	1,114,167
Repligen Corp.,
Sr. Unsec’d. Notes
0.375%	07/15/24		1,122	1,965,224
RingCentral, Inc.,
Sr. Unsec’d. Notes, 144A
0.780%	03/01/25	(a)	1,863	2,368,316

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (cont’d.)
ServiceNow, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/01/22		735	$2,967,204
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes
1.375%	03/01/22	(a)	527	731,014
Slack Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	04/15/25		327	478,544
Snap, Inc.,
Sr. Unsec’d. Notes
0.750%	08/01/26		1,215	2,750,158
Southwest Airlines Co.,
Sr. Unsec’d. Notes
1.250%	05/01/25	(a)	991	1,441,706
Splunk, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23		835	1,095,116
Square, Inc.,
Sr. Unsec’d. Notes
0.500%	05/15/23		863	2,416,938
Teladoc Health, Inc.,
Sr. Unsec’d. Notes, 144A
1.250%	06/01/27		465	553,747
Twilio, Inc.,
Sr. Unsec’d. Notes
0.250%	06/01/23		499	2,396,679
Workday, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/22		863	1,448,733
Zillow Group, Inc.,
Sr. Unsec’d. Notes
1.375%	09/01/26		778	2,343,255

				68,342,180

TOTAL CONVERTIBLE BONDS (cost $66,605,642)				101,360,615

CORPORATE BONDS — 22.8%
Australia — 0.2%
APT Pipelines Ltd.,
Gtd. Notes, 144A
4.200%	03/23/25		300	333,009
5.000%	03/23/35		230	289,768
Ausgrid Finance Pty Ltd.,
Sr. Sec’d. Notes, 144A
4.350%	08/01/28		240	279,111
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, 144A
4.400%	05/19/26		250	287,671
Sub. Notes, 144A, MTN
2.950%(ff)	07/22/30		550	580,987
Commonwealth Bank of Australia,
Sub. Notes, 144A
4.500%	12/09/25	(a)	800	919,738
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
4.500%	09/15/27		150	166,590

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Australia (cont’d.)
4.750%	05/15/22		112	$115,453
5.125%	05/15/24		29	31,453
GAIF Bond Issuer Pty Ltd.,
Gtd. Notes, 144A
3.400%	09/30/26		150	162,790
Glencore Funding LLC,
Gtd. Notes, 144A
2.500%	09/01/30		758	774,859
4.000%	03/27/27		454	513,455
4.125%	05/30/23		42	45,330
4.625%	04/29/24		35	39,198
National Australia Bank Ltd.,
Sub. Notes, 144A, MTN
2.332%	08/21/30		300	305,048
3.933%(ff)	08/02/34		260	292,024
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
3.250%	05/13/30		40	44,340
Scentre Group Trust 1/Scentre Group Trust 2,
Gtd. Notes, 144A
3.250%	10/28/25	(a)	517	554,006
3.500%	02/12/25		110	117,962
Scentre Group Trust 2,
Gtd. Notes, 144A
4.750%(ff)	09/24/80		400	416,496
Sydney Airport Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, 144A
3.375%	04/30/25		250	269,756
Transurban Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, 144A
2.450%	03/16/31		50	52,395
Westpac Banking Corp.,
Sub. Notes
4.421%	07/24/39		60	76,160
Sub. Notes, GMTN
4.322%(ff)	11/23/31		475	541,880

				7,209,479

Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes
6.950%	03/18/30		200	257,631

Bahrain — 0.0%
Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes
7.625%	11/07/24		200	224,053
8.375%	11/07/28		200	235,511

				459,564

Belgium — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.900%	02/01/46		350	455,208
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
4.000%	01/17/43		260	298,837

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Belgium (cont’d.)
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.750%	07/15/42		130	$147,527
4.000%	04/13/28		1,080	1,273,876
4.375%	04/15/38		1,129	1,391,512
4.439%	10/06/48		214	265,336
4.500%	06/01/50		1,437	1,810,350
4.600%	04/15/48		555	699,562

				6,342,208

Brazil — 0.1%
Banco Bradesco SA,
Sr. Unsec’d. Notes, MTN
3.200%	01/27/25		200	209,332
Klabin Austria GmbH,
Gtd. Notes
5.750%	04/03/29		200	232,850
MV24 Capital BV,
Sr. Sec’d. Notes
6.748%	06/01/34		189	207,699
Petrobras Global Finance BV,
Gtd. Notes
6.900%	03/19/49		200	254,712
Vale Overseas Ltd.,
Gtd. Notes
3.750%	07/08/30		1,323	1,475,405
Votorantim Cimentos International SA,
Gtd. Notes
7.250%	04/05/41		200	272,410

				2,652,408

Canada — 0.5%
1011778 BC ULC/New Red Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	05/15/24		99	100,975
Air Canada 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.600%	09/15/28		138	135,723
Air Canada 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates, 144A
3.750%	06/15/29		223	220,341
Air Canada 2017-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.550%	07/15/31		162	155,057
Alimentation Couche-Tard, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	01/25/30		50	54,524
3.800%	01/25/50		95	112,124
Bank of Montreal,
Sub. Notes
3.803%(ff)	12/15/32		70	79,170
Bell Canada,
Gtd. Notes
4.300%	07/29/49	(a)	258	336,263
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		608	566,769

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
7.875%	04/15/27		223	$205,035
Brookfield Finance, Inc.,
Gtd. Notes
4.850%	03/29/29		41	50,256
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
5.375%	07/15/25	(a)	1,047	1,180,245
Emera US Finance LP,
Gtd. Notes
4.750%	06/15/46		595	755,110
Enbridge, Inc.,
Gtd. Notes
3.125%	11/15/29	(a)	718	792,109
4.500%	06/10/44		235	275,424
Fortis, Inc.,
Sr. Unsec’d. Notes
3.055%	10/04/26		773	851,013
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	08/01/25	(a)	650	666,478
Hydro-Quebec,
Local Gov’t. Gtd. Notes, Series HY
8.400%	01/15/22		150	162,230
MEG Energy Corp.,
Gtd. Notes, 144A
7.000%	03/31/24		33	33,327
7.125%	02/01/27		190	196,351
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	1,103	1,136,071
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		250	261,013
5.000%	05/01/25		512	541,145
5.250%	06/01/27	(a)	546	582,623
Nutrien Ltd.,
Sr. Unsec’d. Notes
4.125%	03/15/35		40	47,540
5.250%	01/15/45		60	82,152
Open Text Corp.,
Gtd. Notes, 144A
5.875%	06/01/26		115	119,695
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23		122	131,675
Rogers Communications, Inc.,
Gtd. Notes
3.700%	11/15/49	(a)	605	712,608
Stars Group Holdings BV/Stars Group US Co-Borrower LLC,
Gtd. Notes, 144A
7.000%	07/15/26	(a)	541	570,252
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
3.100%	05/15/25	(a)	1,452	1,590,471
5.950%	05/15/35		60	77,058
6.800%	05/15/38		80	112,109

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
4.250%	05/15/28	(a)	501	$592,468
4.625%	03/01/34		130	158,612
4.750%	05/15/38		25	30,973
6.200%	10/15/37		60	83,401
Transcanada Trust,
Gtd. Notes, Series 16-A
5.875%(ff)	08/15/76	(a)	363	404,967
Videotron Ltd.,
Gtd. Notes, 144A
5.125%	04/15/27		1,082	1,148,827

				15,312,184

Cayman Islands — 0.0%
Bioceanico Sovereign Certificate Ltd.,
Sr. Sec’d. Notes
2.101%(s)	06/05/34		394	301,127

Chile — 0.0%
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes
4.250%	04/30/29		200	225,671
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
3.750%	01/15/31		200	227,211
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes
3.650%	05/07/30		200	224,074
4.700%	05/07/50		200	251,336
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes
5.250%	11/06/29		200	236,856

				1,165,148

China — 0.0%
Minmetals Bounteous Finance BVI Ltd.,
Gtd. Notes
4.200%	07/27/26		200	223,533
Sunny Express Enterprises Corp.,
Gtd. Notes
3.125%	04/23/30		200	212,282

				435,815

Colombia — 0.0%
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	09/18/23		200	223,482
5.875%	05/28/45		200	241,788
Empresas Publicas de Medellin ESP,
Sr. Unsec’d. Notes
4.250%	07/18/29		200	214,627

				679,897

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23		200	200,937

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Denmark (cont’d.)
3.244%(ff)	12/20/25		543	$581,734
5.000%(ff)	01/12/23		940	977,876
5.375%	01/12/24		597	673,776

				2,434,323

France — 0.6%
Altice France SA,
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		1,535	1,614,513
8.125%	02/01/27		200	220,391
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A
2.375%	11/21/24		820	869,341
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		890	931,440
Sr. Unsec’d. Notes, 144A, MTN
3.800%	01/10/24	(a)	712	775,970
Sub. Notes, 144A
2.588%(ff)	08/12/35		360	366,802
BPCE SA,
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		600	613,509
2.375%	01/14/25		1,875	1,978,111
Sub. Notes, 144A
5.150%	07/21/24		2,020	2,297,805
Sub. Notes, 144A, MTN
4.500%	03/15/25		830	937,581
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	(a)	1,265	1,310,184
3.250%	10/04/24		615	670,520
4.125%	01/10/27	(a)	565	649,114
Sub. Notes, 144A
4.375%	03/17/25		300	337,521
Societe Generale SA,
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		885	892,975
2.625%	10/16/24		800	844,982
Sub. Notes, 144A
4.250%	04/14/25		400	441,033
4.750%	11/24/25		870	986,546
Sub. Notes, 144A, MTN
3.653%(ff)	07/08/35		385	414,297
Total Capital International SA,
Gtd. Notes
2.986%	06/29/41		755	822,139
3.127%	05/29/50		230	250,127
3.461%	07/12/49		80	92,784
WEA Finance LLC,
Gtd. Notes, 144A
2.875%	01/15/27	(a)	680	699,248

				19,016,933

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Germany — 0.1%
Bayer US Finance II LLC,
Gtd. Notes, 144A
4.375%	12/15/28	535	$628,246
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24	1,130	1,161,812
Sr. Unsec’d. Notes, GMTN
3.125%	01/13/21	39	39,019
Vertical US Newco, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	210	222,294
Volkswagen Group of America Finance LLC,
Gtd. Notes, 144A
1.250%	11/24/25	290	292,545
3.200%	09/26/26	1,048	1,158,665

			3,502,581

Hong Kong — 0.0%
AIA Group Ltd.,
Sub. Notes, 144A
3.200%	09/16/40	200	213,949

India — 0.0%
Indian Railway Finance Corp. Ltd.,
Sr. Unsec’d. Notes, MTN
3.249%	02/13/30	200	213,511

Indonesia — 0.1%
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
6.530%	11/15/28	200	251,678
6.757%	11/15/48	300	409,533
Minejesa Capital BV,
Sr. Sec’d. Notes
4.625%	08/10/30	200	215,392
Pertamina Persero PT,
Sr. Unsec’d. Notes, EMTN
6.500%	11/07/48	200	281,659
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes
4.875%	07/17/49	350	401,010
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes
3.875%	07/17/29	200	220,219

			1,779,491

Ireland — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
2.875%	08/14/24	150	155,836
3.500%	01/15/25	1,274	1,352,208
3.950%	02/01/22	340	349,849
6.500%	07/15/25	150	179,314
AIB Group PLC,
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25	600	655,064
4.750%	10/12/23	555	610,157

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
2.875%	02/15/25		970	$987,371
3.625%	05/01/22		850	869,280
4.250%	04/15/26		440	475,428
4.375%	05/01/26		85	91,832
5.125%	10/01/23		257	276,144
5.250%	05/15/24		95	103,173
5.500%	01/15/23		50	53,174
CRH America, Inc.,
Gtd. Notes
3.875%	05/18/25		200	224,789
Park Aerospace Holdings Ltd.,
Gtd. Notes, 144A
4.500%	03/15/23		90	94,480
5.250%	08/15/22		1,005	1,053,231
5.500%	02/15/24		75	81,954

				7,613,284

Israel — 0.0%
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A
6.750%	06/30/30		250	284,309

Italy — 0.1%
Enel Finance International NV,
Gtd. Notes, 144A
3.500%	04/06/28		200	227,395
3.625%	05/25/27		240	272,448
4.750%	05/25/47		200	264,866
6.000%	10/07/39		200	285,089
Eni SpA,
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	(a)	400	472,942
Eni USA, Inc.,
Gtd. Notes
7.300%	11/15/27		65	86,702
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34	(a)	742	903,279
6.375%	11/15/33		619	764,823

				3,277,544

Japan — 0.4%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.193%	02/25/25		2,077	2,191,036
3.751%	07/18/39		300	362,099
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.630%
0.837%(c)	05/25/24		615	616,006
Sr. Unsec’d. Notes
1.241%(ff)	07/10/24		800	813,418
2.226%(ff)	05/25/26		1,498	1,576,349
2.721%(ff)	07/16/23		835	861,942
Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A
3.522%	09/17/25		215	230,403

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan (cont’d.)
4.345%	09/17/27		200	$220,515
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
2.348%	01/15/25	(a)	824	873,883
2.696%	07/16/24		2,049	2,187,445
3.446%	01/11/27		370	417,191
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
2.050%	03/31/30		480	490,597
3.025%	07/09/40		735	776,067
3.175%	07/09/50	(a)	400	425,028
5.000%	11/26/28		1,369	1,700,652

				13,742,631

Kazakhstan — 0.0%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes
6.950%	07/10/42		200	296,195
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
4.750%	04/19/27		200	232,024
5.750%	04/19/47		200	268,133
Sr. Unsec’d. Notes, 144A
3.500%	04/14/33		200	218,463

				1,014,815

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)	750	767,660
7.500%	05/15/26		1,395	1,469,047
Altice France Holding SA,
Gtd. Notes, 144A
6.000%	02/15/28		250	254,325
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		433	488,694
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23	(d)	890	602,889
Gtd. Notes, 144A
8.500%	10/15/24	(d)	416	295,737
9.750%	07/15/25	(d)	395	284,028
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(d)	623	635,386
SES SA,
Gtd. Notes, 144A
3.600%	04/04/23		60	63,693

				4,861,459

Malaysia — 0.0%
Petronas Capital Ltd.,
Gtd. Notes, EMTN
4.500%	03/18/45		200	268,061

Mexico — 0.1%
America Movil SAB de CV,
Sr. Unsec’d. Notes
2.875%	05/07/30		200	217,239

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (cont’d.)
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes
4.375%	10/14/25		200	$222,054
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
5.200%	09/17/30		200	219,831
Elementia SAB de CV,
Gtd. Notes
5.500%	01/15/25		200	202,551
Fomento Economico Mexicano SAB de CV,
Sr. Unsec’d. Notes
3.500%	01/16/50	(a)	740	821,606
Grupo Bimbo SAB de CV,
Gtd. Notes, 144A
4.000%	09/06/49		200	225,963
Mexico City Airport Trust,
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		243	254,526
Petroleos Mexicanos,
Gtd. Notes
5.350%	02/12/28		30	29,577
5.375%	03/13/22		300	310,038
5.950%	01/28/31		200	198,877
6.500%	01/23/29		200	207,312
6.950%	01/28/60		600	564,450
7.690%	01/23/50		500	505,070
Gtd. Notes, MTN
6.875%	08/04/26		450	491,399

				4,470,493

Netherlands — 0.1%
Cooperatieve Rabobank UA,
Gtd. Notes
3.750%	07/21/26		460	519,749
Shell International Finance BV,
Gtd. Notes
2.375%	11/07/29	(a)	490	526,992
2.750%	04/06/30	(a)	1,616	1,784,872
4.125%	05/11/35		110	137,004
4.550%	08/12/43		50	66,300
Trivium Packaging Finance BV,
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		560	591,805

				3,626,722

Norway — 0.0%
Equinor ASA,
Gtd. Notes
2.375%	05/22/30		140	149,523
Sr. Unsec’d. Notes
7.250%	09/23/27		95	128,773

				278,296

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA,
Sr. Sec’d. Notes
6.000%	11/18/48		198	238,649

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Panama (cont’d.)
AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes
4.375%	05/31/30		200	$216,336
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes
5.125%	05/02/49		200	249,835

				704,820

Peru — 0.1%
Consorcio Transmantaro SA,
Sr. Unsec’d. Notes
4.375%	05/07/23		200	212,400
Corp. Financiera de Desarrollo SA,
Sr. Unsec’d. Notes, 144A
2.400%	09/28/27	(a)	200	202,639
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes
3.500%	01/31/23		200	209,603
Lima Metro Line 2 Finance Ltd.,
Sr. Sec’d. Notes
4.350%	04/05/36		200	221,681
Peru LNG Srl,
Sr. Unsec’d. Notes
5.375%	03/22/30		200	176,597
Petroleos del Peru SA,
Sr. Unsec’d. Notes
4.750%	06/19/32		200	231,200
5.625%	06/19/47		200	245,243

				1,499,363

Portugal — 0.1%
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
1.710%	01/24/28		1,690	1,698,170

Saudi Arabia — 0.0%
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29		300	333,314

South Africa — 0.0%
Anglo American Capital PLC,
Gtd. Notes, 144A
2.625%	09/10/30		200	208,423
3.625%	09/11/24		230	251,841
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, EMTN
6.750%	08/06/23		200	203,989
Transnet SOC Ltd.,
Sr. Unsec’d. Notes
4.000%	07/26/22		200	202,105

				866,358

South Korea — 0.0%
Kia Motors Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	04/21/26		200	218,408

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Spain — 0.1%
AI Candelaria Spain SLU,
Sr. Sec’d. Notes
7.500%	12/15/28		250	$291,764
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
1.125%	09/18/25		400	403,066
Banco Santander SA,
Sr. Unsec’d. Notes
2.706%	06/27/24		1,200	1,280,054
3.490%	05/28/30		600	673,212
Telefonica Emisiones SA,
Gtd. Notes
4.665%	03/06/38		150	180,661
4.895%	03/06/48	(a)	345	427,596

				3,256,353

Switzerland — 0.3%
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
4.500%(ff)	—	(rr)	790	793,221
6.250%(ff)	—	(rr)	720	786,965
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25	(a)	2,658	2,797,445
4.207%(ff)	06/12/24		2,612	2,829,118
4.282%	01/09/28		1,970	2,281,682
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
5.550%	10/25/42		168	206,661
Novartis Capital Corp.,
Gtd. Notes
2.750%	08/14/50		228	250,325
UBS Group AG,
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	(a)	400	404,590
3.126%(ff)	08/13/30		559	625,022
4.125%	09/24/25		478	547,319

				11,522,348

Trinidad & Tobago — 0.0%
Trinidad Generation UnLtd,
Sr. Unsec’d. Notes
5.250%	11/04/27		200	212,248

United Arab Emirates — 0.0%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes
4.600%	11/02/47		200	248,866
DP World PLC,
Sr. Unsec’d. Notes, EMTN
6.850%	07/02/37		200	274,696
MDGH - GMTN BV,
Gtd. Notes, GMTN
3.950%	05/21/50		200	240,177
Gtd. Notes, MTN
2.875%	11/07/29		200	216,088

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Arab Emirates (cont’d.)
Shelf Drilling Holdings Ltd.,
Gtd. Notes, 144A
8.250%	02/15/25		171	$78,633

				1,058,460

United Kingdom — 1.0%
AstraZeneca PLC,
Sr. Unsec’d. Notes
1.375%	08/06/30	(a)	1,045	1,031,725
2.125%	08/06/50	(a)	610	572,287
4.000%	09/18/42		40	49,651
6.450%	09/15/37		30	46,034
BAE Systems PLC,
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31		200	201,977
3.400%	04/15/30	(a)	1,494	1,687,833
Barclays PLC,
Jr. Sub. Notes
7.875%(ff)	—	(rr)	870	912,880
Sr. Unsec’d. Notes
1.007%(ff)	12/10/24		840	846,330
2.645%(ff)	06/24/31		200	208,632
Sub. Notes
4.836%	05/09/28		247	285,659
BAT Capital Corp.,
Gtd. Notes
2.259%	03/25/28	(a)	410	423,790
3.215%	09/06/26		492	542,059
3.557%	08/15/27		2,175	2,423,917
4.390%	08/15/37		842	941,187
4.540%	08/15/47		192	212,969
4.906%	04/02/30		960	1,159,388
BP Capital Markets PLC,
Gtd. Notes
3.279%	09/19/27		170	191,146
4.375%(ff)	—	(rr)	364	388,358
4.875%(ff)	—	(a)(rr)	552	612,823
British Airways 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates, 144A
3.800%	03/20/33		251	259,679
CK Hutchison International 19 Ltd.,
Gtd. Notes, 144A
3.250%	04/11/24	(a)	696	745,432
3.625%	04/11/29	(a)	200	226,446
Diageo Capital PLC,
Gtd. Notes
2.000%	04/29/30		310	323,327
HSBC Holdings PLC,
Jr. Sub. Notes
4.600%(ff)	—	(rr)	230	234,206
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28	(a)	1,385	1,418,026
2.357%(ff)	08/18/31	(a)	650	670,904
2.848%(ff)	06/04/31		790	848,270
4.041%(ff)	03/13/28		500	570,340
4.292%(ff)	09/12/26		978	1,116,990
4.950%	03/31/30	(a)	964	1,204,742

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
6.100%	01/14/42		105	$159,372
Sub. Notes
7.625%	05/17/32		170	247,740
Imperial Brands Finance PLC,
Gtd. Notes, 144A
3.125%	07/26/24		562	601,101
3.500%	07/26/26		742	819,357
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
1.000%	08/28/25		550	551,391
Sub. Notes, 144A, MTN
4.125%(ff)	10/18/32		640	700,716
Natwest Group PLC,
Sr. Unsec’d. Notes
3.073%(ff)	05/22/28		365	396,500
4.269%(ff)	03/22/25		2,133	2,356,648
NatWest Markets PLC,
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23		860	894,933
New England Power Co.,
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47		210	247,567
Reckitt Benckiser Treasury Services PLC,
Gtd. Notes, 144A
3.000%	06/26/27		210	233,517
Reynolds American, Inc.,
Gtd. Notes
5.700%	08/15/35		80	101,454
7.000%	08/04/41		70	95,043
Rolls-Royce PLC,
Gtd. Notes, 144A
5.750%	10/15/27		200	221,880
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23		515	521,050
2.744%(ff)	09/10/22		240	243,422
2.819%(ff)	01/30/26	(a)	854	904,833
4.247%(ff)	01/20/23		255	264,294
4.644%(ff)	04/01/31		290	350,589
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		200	208,164
5.500%	05/15/29		670	726,879
Vodafone Group PLC,
Sr. Unsec’d. Notes
4.250%	09/17/50		294	362,165
4.375%	02/19/43		275	340,465
5.000%	05/30/38		162	211,496
6.150%	02/27/37		45	64,937

				32,182,520

United States — 18.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		180	247,973

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29		2,013	$2,266,305
4.050%	11/21/39		691	834,878
4.250%	11/21/49		664	834,111
4.400%	11/06/42		85	106,540
4.450%	05/14/46	(a)	775	985,195
4.500%	05/14/35		297	373,353
4.550%	03/15/35		60	75,908
4.750%	03/15/45		150	196,199
4.850%	06/15/44		200	263,416
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		91	91,245
6.500%	03/01/24		125	127,959
Gtd. Notes, 144A
5.500%	07/01/28		205	220,363
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	(a)	330	338,879
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	620	636,167
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26		530	576,875
9.000%	04/15/25		770	861,214
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		165	178,745
AECOM,
Gtd. Notes
5.125%	03/15/27		126	140,041
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		450	525,840
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
1.375%	01/15/26		440	443,750
2.450%	01/15/31		776	785,874
3.300%	07/15/25		480	523,738
3.950%	07/15/30		100	112,925
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47		410	484,565
4.125%	11/15/42		308	365,129
6.750%	12/15/37		40	61,020
Aflac, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/46		630	765,127
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		329	240,296
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		90	134,338

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		1,943	$2,071,822
3.375%	07/01/25	(a)	315	340,283
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		280	296,181
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.700%	05/15/40		290	311,682
2.800%	05/15/50		80	87,795
Alabama Power Co.,
Sr. Unsec’d. Notes, Series V
5.600%	03/15/33		90	118,822
Albemarle Corp.,
Sr. Unsec’d. Notes
5.450%	12/01/44		30	35,753
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27		2,305	2,448,065
4.875%	02/15/30		305	335,565
7.500%	03/15/26		378	422,408
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	(a)	600	656,151
6.125%	05/15/28	(a)	675	736,536
6.750%	09/30/24		200	208,338
7.000%	09/30/26		200	213,492
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23		2,750	2,782,012
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33		575	572,809
4.900%	12/15/30		430	546,797
Alliant Energy Finance LLC,
Gtd. Notes, 144A
1.400%	03/15/26		140	141,080
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		48	51,158
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		50	54,317
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		250	263,097
5.875%	06/01/29	(a)	670	742,359
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		140	205,530
Sr. Unsec’d. Notes
5.125%	09/30/24		169	194,752
Sub. Notes
5.750%	11/20/25	(a)	1,175	1,367,078
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	(a)	470	458,319

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46		789	$834,752
4.800%	02/14/29		1,680	2,012,917
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	(a)	430	458,396
3.875%	08/22/37		695	865,316
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26		493	107,793
Sr. Sec’d. Notes, 144A
10.500%	04/24/26		175	118,670
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		138	142,469
5.000%	04/01/24		170	173,357
Ameren Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/31		372	428,422
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30		719	703,825
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	1,510	1,568,277
6.250%	03/15/26	(a)	302	312,686
6.500%	04/01/27	(a)	395	415,713
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26		120	131,823
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30		250	286,003
3.875%	01/15/35		542	650,767
4.700%	07/10/35		110	140,996
American Tower Corp.,
Sr. Unsec’d. Notes
1.875%	10/15/30	(a)	680	685,694
2.750%	01/15/27		1,663	1,806,406
2.900%	01/15/30		430	468,536
3.100%	06/15/50		445	458,358
3.700%	10/15/49		170	192,473
3.800%	08/15/29		95	110,295
3.950%	03/15/29		952	1,107,735
American Tower Trust #1,
Asset Backed, 144A
3.070%	03/15/23		100	101,801
3.652%	03/23/28		210	230,787
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.450%	05/01/50		248	292,841
4.300%	12/01/42		27	35,170
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		168	171,535

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		920	$1,017,052
5.750%	05/20/27		128	145,983
5.875%	08/20/26		22	24,668
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	02/25/31		154	163,611
3.150%	02/21/40		516	562,238
3.375%	02/21/50		375	417,979
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.500%	12/05/26		125	142,170
4.500%	12/05/36		60	71,509
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		745	728,160
Gtd. Notes, 144A
5.750%	01/15/28		150	144,283
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)	846	845,821
5.625%	06/01/23	(a)	159	155,448
Anthem, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29		658	729,462
4.625%	05/15/42		115	149,937
4.650%	08/15/44		110	144,638
Apache Corp.,
Sr. Unsec’d. Notes
4.625%	11/15/25	(a)	895	942,518
4.875%	11/15/27		85	90,104
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series P
6.700%	08/15/37		75	107,032
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50		595	631,714
2.950%	09/11/49		280	311,943
3.450%	02/09/45		855	1,036,014
3.750%	09/12/47		200	251,938
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	04/01/25	(a)	415	426,627
5.000%	02/01/28	(a)	250	263,396
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		16	17,217
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28	(a)	525	566,087
Sr. Sec’d. Notes, 144A
6.000%	05/15/25	(a)	305	325,962
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		460	476,540

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		775	$808,999
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27		805	844,505
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	(a)	330	335,295
3.100%	02/01/43		755	765,919
3.300%	02/01/52		280	277,439
3.500%	06/01/41		925	992,899
4.300%	02/15/30		930	1,111,020
4.800%	06/15/44		170	210,948
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		1,180	1,213,107
3.500%	09/15/53		688	691,112
3.550%	09/15/55		685	687,012
3.650%	09/15/59		1,072	1,079,157
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.000%	06/15/27		200	221,560
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.000%	04/15/30		70	82,837
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28		505	537,225
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
5.500%	12/15/24		210	231,860
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25	(a)	534	539,341
5.750%	07/15/27		149	151,460
6.375%	04/01/24	(a)	810	826,360
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		250	251,051
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
4.750%	06/15/27		423	449,438
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25		214	221,063
Baker Hughes Holdings LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		60	79,312
Ball Corp.,
Gtd. Notes
2.875%	08/15/30		640	640,255
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	08/15/46		85	98,472
Bank of America Corp.,
Jr. Sub. Notes, Series U
5.200%(ff)	—	(a)(rr)	1,000	1,043,158
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	(a)	340	386,322

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41		690	$718,656
2.884%(ff)	10/22/30		1,987	2,173,297
3.705%(ff)	04/24/28		3,778	4,307,114
3.824%(ff)	01/20/28		5,389	6,186,071
3.974%(ff)	02/07/30		960	1,130,817
Sub. Notes, MTN, Series L
4.183%	11/25/27		930	1,079,118
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		1,005	1,118,215
9.250%	04/01/26		2,763	3,084,437
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		2,020	2,080,291
5.250%	01/30/30		60	62,885
6.125%	04/15/25	(a)	396	408,009
7.000%	01/15/28		361	396,112
7.250%	05/30/29		72	80,867
9.000%	12/15/25		379	418,944
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		622	643,111
5.750%	08/15/27		13	13,978
7.000%	03/15/24		129	132,654
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		980	1,062,805
3.700%	06/06/27	(a)	991	1,134,667
3.794%	05/20/50		395	469,005
4.669%	06/06/47		130	170,042
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
1.650%	05/15/31		236	235,705
2.850%	05/15/51		445	455,906
3.700%	07/15/30		155	183,483
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50		320	343,457
4.200%	08/15/48		949	1,251,062
4.400%	05/15/42		100	132,728
Berry Global, Inc.,
Sec’d. Notes
5.125%	07/15/23		29	29,407
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		584	626,864
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	(a)	1,467	1,525,136
3.150%	05/01/50		25	25,738
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		540	540,000
Boardwalk Pipelines LP,
Gtd. Notes
4.450%	07/15/27		105	118,048

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Boeing Co. (The),
Sr. Unsec’d. Notes
2.250%	06/15/26		260	$266,014
2.700%	02/01/27		830	862,798
2.750%	02/01/26	(a)	1,320	1,391,176
3.100%	05/01/26		50	53,314
3.250%	02/01/28	(a)	720	772,876
3.250%	02/01/35		661	674,800
3.625%	02/01/31		995	1,089,595
4.508%	05/01/23		520	560,389
4.875%	05/01/25	(a)	1,099	1,251,721
5.040%	05/01/27		383	449,038
5.705%	05/01/40		609	789,368
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		440	484,958
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30	(a)	830	889,294
4.550%	03/01/39		262	335,950
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26	(a)	500	518,785
BP Capital Markets America, Inc.,
Gtd. Notes
2.772%	11/10/50		470	466,663
3.000%	02/24/50		60	61,654
3.017%	01/16/27	(a)	505	557,933
3.543%	04/06/27		1,463	1,663,875
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25		460	490,942
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40		280	286,971
2.550%	11/13/50		225	229,633
3.450%	11/15/27		2,154	2,480,835
4.125%	06/15/39		335	428,658
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		110	119,251
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		1,925	2,163,085
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25		611	667,126
4.150%	11/15/30		1,318	1,524,834
4.250%	04/15/26		100	114,589
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		181	178,510
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.850%	11/15/43		75	73,744

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25	(a)	1,027	$1,042,476
4.500%	03/01/28		130	134,133
Bunge Ltd. Finance Corp.,
Gtd. Notes
1.630%	08/17/25	(a)	875	899,727
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.900%	08/01/46		185	235,213
4.400%	03/15/42		215	281,703
4.950%	09/15/41		128	176,284
5.150%	09/01/43		420	603,249
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		80	83,081
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		873	924,732
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		597	617,898
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28	(a)	550	579,178
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.125%	04/24/50		20	21,134
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28		250	288,637
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25		225	238,026
2.493%	02/15/27		216	232,951
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	(a)	480	505,845
4.750%	03/01/30		2,901	3,130,495
5.000%	02/01/28		1,056	1,115,057
5.125%	05/01/27		2,505	2,656,202
5.500%	05/01/26		230	238,732
5.750%	02/15/26		1,255	1,296,038
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27		300	317,145
5.875%	06/15/26		100	104,841
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		334	369,040
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28		853	899,689
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29		215	221,296
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes
5.375%	04/15/27		9	9,226

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Sec’d. Notes, 144A
5.500%	05/01/25		350	$365,629
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		170	179,172
4.250%	12/15/27		440	468,310
4.625%	12/15/29		2,303	2,555,148
4.750%	01/15/25		185	189,801
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		275	289,741
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		65	91,048
CenterPoint Energy, Inc.,
Jr. Sub. Notes, Series A
6.125%(ff)	—	(rr)	410	430,868
Sr. Unsec’d. Notes
2.950%	03/01/30		34	37,120
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		370	394,380
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27		600	612,719
Sr. Unsec’d. Notes
5.625%	04/01/25		806	875,101
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26	(a)	1,190	1,256,015
Sr. Unsec’d. Notes, Series G
6.875%	01/15/28		60	69,588
Sr. Unsec’d. Notes, Series W
6.750%	12/01/23		35	38,933
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—	(rr)	1,140	1,196,733
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31		450	475,268
3.700%	04/01/51	(a)	555	572,612
3.750%	02/15/28		1,255	1,406,948
4.800%	03/01/50		975	1,157,729
5.375%	05/01/47		85	106,127
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)	1,013	1,048,162
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29	(a)	485	512,575
5.625%	10/01/26	(a)	270	281,598
Sr. Sec’d. Notes
5.250%	10/01/25	(a)	850	873,631
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25	(d)	312	49,920

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Chevron Corp.,
Sr. Unsec’d. Notes
2.978%	05/11/40		254	$281,066
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25		235	275,818
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	03/15/26		48	51,878
8.625%	01/15/24	(a)	1,130	1,178,772
Cigna Corp.,
Gtd. Notes
3.050%	10/15/27	(a)	960	1,070,719
3.400%	03/01/27		210	237,022
4.375%	10/15/28		926	1,117,584
Sr. Unsec’d. Notes
3.200%	03/15/40		195	213,952
3.400%	03/15/50		273	306,002
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27		375	413,854
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		340	353,342
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28		65	85,689
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	(a)	676	645,146
Sr. Sec’d. Notes, 144A
8.750%	05/01/25		230	250,796
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24		500	545,578
5.250%	03/07/25		300	342,439
Citigroup, Inc.,
Jr. Sub. Notes, Series M
6.300%(ff)	—	(rr)	147	158,253
Jr. Sub. Notes, Series P
5.950%(ff)	—	(rr)	130	141,417
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	730	837,420
Jr. Sub. Notes, Series W
4.000%(ff)	—	(a)(rr)	608	624,593
Sr. Unsec’d. Notes
2.976%(ff)	11/05/30		2,327	2,561,189
3.520%(ff)	10/27/28		4,067	4,594,824
3.668%(ff)	07/24/28		1,565	1,780,226
Sub. Notes
4.300%	11/20/26		1,180	1,376,671
5.300%	05/06/44		50	69,787
Clarios Global LP,
Sr. Sec’d. Notes, 144A
6.750%	05/15/25		325	350,187

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)	684	$734,220
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	852	863,622
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	1,891	1,933,719
Clearway Energy Operating LLC,
Gtd. Notes
5.000%	09/15/26		35	36,324
5.750%	10/15/25		70	73,759
Clorox Co. (The),
Sr. Unsec’d. Notes
1.800%	05/15/30		211	217,056
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50		300	337,852
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	06/01/40		701	743,306
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24		87	90,155
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27		820	881,351
2.450%	08/15/52	(a)	1,295	1,257,028
3.200%	07/15/36		1,110	1,256,801
3.250%	11/01/39		470	530,915
3.750%	04/01/40		994	1,197,486
4.150%	10/15/28		7	8,396
4.200%	08/15/34		209	261,740
4.250%	01/15/33		90	112,971
4.600%	10/15/38		220	289,661
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50		118	128,924
3.650%	06/15/46		140	166,624
3.700%	03/01/45		70	82,356
4.700%	01/15/44		165	220,098
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		353	360,906
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	03/01/27	(a)	622	665,519
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		182	187,547
6.000%	03/01/26		1,972	2,075,743
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26	(a)	825	893,487
Gtd. Notes, 144A
7.500%	05/15/25		250	255,809

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	11/01/38		35	$46,909
5.400%	11/01/48		60	85,410
Concho Resources, Inc.,
Gtd. Notes
2.400%	02/15/31		50	52,277
3.750%	10/01/27		880	1,006,132
4.300%	08/15/28		875	1,036,090
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.300%	04/15/44		400	522,227
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.875%	06/15/47		65	76,659
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29		291	323,859
Sr. Unsec’d. Notes
3.750%	05/01/50		72	84,714
Constellium SE,
Gtd. Notes, 144A
6.625%	03/01/25	(a)	565	577,272
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48		30	39,141
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		189	190,468
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		14	14,474
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	(a)	875	876,869
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		430	396,398
Corning, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/49		150	179,932
5.350%	11/15/48		40	56,401
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		98	101,932
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		100	99,901
2.950%	10/01/50		40	40,729
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35		595	752,785
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	(a)	475	482,852
6.250%	04/01/23	(a)	255	255,879
Gtd. Notes, 144A
5.625%	05/01/27		145	143,569

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31		220	$227,770
3.100%	11/15/29		175	192,852
3.300%	07/01/30		1,168	1,309,802
3.650%	09/01/27		125	141,572
3.800%	02/15/28		590	677,201
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45		100	107,711
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26	(a)	465	483,989
5.500%	04/15/27	(a)	950	1,007,340
6.500%	02/01/29		200	225,566
Sr. Unsec’d. Notes
5.250%	06/01/24		125	135,231
5.875%	09/15/22		125	132,410
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30		600	657,603
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27		364	410,965
3.800%	11/01/46		165	198,761
4.100%	03/15/44		345	425,317
4.400%	03/01/43		83	105,104
CubeSmart LP,
Gtd. Notes
2.000%	02/15/31		200	200,432
Cummins, Inc.,
Sr. Unsec’d. Notes
2.600%	09/01/50		200	201,089
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	(a)	2,390	2,420,469
4.300%	03/25/28		2,415	2,864,499
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		315	357,004
Series 2014, Pass-Through Certificates, 144A
4.163%	08/11/36		120	132,485
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		495	513,534
6.500%	06/01/26	(a)	255	267,112
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		175	185,671
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	(a)	725	735,699
4.625%	06/01/30		630	669,909
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25		820	900,878
Gtd. Notes, 144A
6.750%	09/15/37		170	183,889

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Deere & Co.,
Sr. Unsec’d. Notes
8.100%	05/15/30		80	$121,751
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		130	134,884
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	(a)	800	944,671
5.300%	10/01/29		180	220,536
5.450%	06/15/23		45	49,773
6.020%	06/15/26		190	231,834
6.100%	07/15/27	(a)	464	576,304
6.200%	07/15/30	(a)	355	459,313
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		132	135,156
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39		130	147,954
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		662	537,974
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		50	53,435
4.750%	05/31/25	(a)	984	1,106,628
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27	(a)	800	921,154
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		300	335,975
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		65	71,578
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	(a)	430	491,907
3.950%	03/20/28		1,330	1,524,577
4.950%	05/15/42		65	78,314
5.200%	09/20/47		285	369,909
Gtd. Notes, 144A
4.000%	09/15/55		82	91,304
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		88	91,273
5.875%	07/15/22		20	20,886
5.875%	11/15/24	(a)	2,495	2,614,791
6.750%	06/01/21		532	542,588
7.750%	07/01/26	(a)	1,800	2,014,980
Dollar General Corp.,
Sr. Unsec’d. Notes
4.125%	04/03/50		140	177,893
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series F
5.250%	08/01/33		90	117,838

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.100%	11/15/30	(a)	610	$624,027
DPL, Inc.,
Sr. Unsec’d. Notes
4.350%	04/15/29	(a)	390	437,241
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49		70	79,294
Duke Energy Florida LLC,
First Mortgage
3.800%	07/15/28		430	504,992
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50		788	824,325
3.750%	05/15/46		175	208,571
Sr. Unsec’d. Notes
6.120%	10/15/35		30	42,536
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30		180	187,832
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		45	54,425
4.100%	05/15/42		150	185,946
Duke Realty LP,
Sr. Unsec’d. Notes
2.875%	11/15/29		50	55,346
Duke University,
Unsec’d. Notes, Series 2020
2.832%	10/01/55		350	376,857
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		90	96,750
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38		155	209,629
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30		255	263,516
3.616%	08/01/27		590	653,303
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series C
3.900%	11/15/49		125	147,580
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42		120	151,761
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28		525	563,786
Edison International,
Sr. Unsec’d. Notes
3.125%	11/15/22		590	612,731
4.125%	03/15/28		175	194,953
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
5.900%	08/28/28		215	255,374

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50		943	$926,002
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		291	358,769
EMC Corp.,
Sr. Unsec’d. Notes
3.375%	06/01/23		49	51,165
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
4.950%	05/15/28		80	81,741
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		785	822,342
5.750%	09/15/25		310	319,990
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	10/15/24		200	202,216
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.750%	06/15/28	(a)	550	578,742
7.750%	01/15/27		1,455	1,616,731
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		232	245,378
4.750%	01/15/26		75	84,903
5.000%	05/15/50		95	102,602
5.150%	02/01/43		176	185,410
5.150%	03/15/45		423	456,495
5.250%	04/15/29		785	915,915
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	171	99,603
Sr. Unsec’d. Notes
4.150%	06/01/25	(a)	360	351,321
4.400%	04/01/24		75	73,965
4.850%	07/15/26		45	43,896
5.600%	04/01/44		50	40,124
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27		88	89,423
Entergy Louisiana LLC,
Collateral Trust
3.050%	06/01/31		230	260,192
First Mortgage
2.900%	03/15/51		230	245,102
4.950%	01/15/45		125	136,692
Entergy Texas, Inc.,
First Mortgage
3.450%	12/01/27		100	108,738
3.550%	09/30/49		758	879,497
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		125	140,914

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	01/31/51	(a)	455	$500,683
4.450%	02/15/43		305	363,818
4.850%	08/15/42		265	328,575
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26		500	507,635
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		390	426,767
EQT Corp.,
Sr. Unsec’d. Notes
7.875%	02/01/25	(a)	715	815,714
Equinix, Inc.,
Sr. Unsec’d. Notes
1.550%	03/15/28		170	172,009
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.400%	07/07/25		500	513,075
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		30	46,424
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		582	597,684
5.250%	05/01/25		240	245,919
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31		290	287,679
2.650%	09/01/50		290	278,400
Evergy Metro, Inc.,
Sec’d. Notes
5.300%	10/01/41		80	109,325
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	(a)	1,494	1,637,850
Exelon Corp.,
Sr. Unsec’d. Notes
4.700%	04/15/50		377	499,093
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		95	110,020
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.610%	10/15/30	(a)	2,245	2,450,856
2.995%	08/16/39	(a)	423	458,399
3.095%	08/16/49		278	300,363
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.650%	06/01/30		125	135,263
3.500%	07/01/29		334	383,622
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42		345	422,921
4.050%	06/01/42		70	88,860
5.625%	04/01/34		60	86,402

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Ford Motor Co.,
Sr. Unsec’d. Notes
9.000%	04/22/25		830	$1,017,800
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.219%	01/09/22		420	424,878
3.370%	11/17/23		285	290,712
3.375%	11/13/25		1,260	1,287,406
3.470%	04/05/21		200	200,292
4.000%	11/13/30		244	256,357
4.063%	11/01/24		495	519,139
4.125%	08/17/27		285	297,936
4.134%	08/04/25		490	512,651
4.271%	01/09/27		200	209,773
4.542%	08/01/26		1,500	1,596,894
5.125%	06/16/25		225	244,468
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	(a)	1,900	1,998,730
Fox Corp.,
Sr. Unsec’d. Notes
3.500%	04/08/30	(a)	930	1,058,775
5.576%	01/25/49		60	87,524
Freeport-McMoRan, Inc.,
Gtd. Notes
4.250%	03/01/30	(a)	355	382,347
4.375%	08/01/28		485	514,894
5.000%	09/01/27		185	196,589
5.400%	11/14/34		8	10,001
5.450%	03/15/43	(a)	445	554,233
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.875%	01/15/25	(d)	111	54,349
7.125%	01/15/23	(d)	25	11,970
7.625%	04/15/24	(d)	71	35,724
11.000%	09/15/25	(d)	150	77,832
Gap, Inc. (The),
Sr. Sec’d. Notes, 144A
8.375%	05/15/23	(a)	245	277,840
8.875%	05/15/27	(a)	365	423,230
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28		690	728,357
GE Capital Funding LLC,
Gtd. Notes, 144A
4.400%	05/15/30	(a)	1,275	1,501,430
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)	600	667,010
4.418%	11/15/35		1,477	1,761,111
General Electric Co.,
Sr. Unsec’d. Notes
3.450%	05/01/27	(a)	680	766,970
3.625%	05/01/30	(a)	1,193	1,359,321
4.125%	10/09/42		188	220,057
Sr. Unsec’d. Notes, MTN
5.550%	01/05/26		25	30,367
5.875%	01/14/38		120	162,644

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		1,015	$1,126,526
5.200%	04/01/45		230	278,068
6.125%	10/01/25		73	88,626
6.800%	10/01/27		300	385,760
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24		103	112,298
5.250%	03/01/26		40	47,086
Sr. Unsec’d. Notes
1.700%	08/18/23		705	723,156
2.750%	06/20/25		1,403	1,497,060
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26	(a)	599	562,454
7.750%	02/01/28		126	120,838
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.650%	10/01/30	(a)	460	460,504
2.600%	10/01/40	(a)	660	666,654
2.800%	10/01/50		625	622,367
4.000%	09/01/36		541	655,677
4.800%	04/01/44		120	158,296
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30		726	788,114
3.200%	08/15/29		559	620,570
4.150%	08/15/49		55	67,463
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series P
5.000%(ff)	—	(a)(rr)	250	252,210
Sr. Unsec’d. Notes
3.500%	04/01/25		2,518	2,800,110
3.691%(ff)	06/05/28		4,844	5,582,622
3.800%	03/15/30	(a)	569	668,833
3.814%(ff)	04/23/29		416	481,286
3.850%	01/26/27		1,300	1,484,801
4.017%(ff)	10/31/38		380	463,049
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26		215	220,239
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23		220	223,788
2.600%	10/15/25	(a)	440	455,366
3.450%	10/15/27		140	146,678
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		150	157,249
7.000%	05/15/27		273	298,864
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)	585	621,188
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		550	566,373

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50		350	$375,253
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24	(d)	35	23,536
6.375%	05/15/25	(d)	210	141,486
6.375%	01/15/26	(d)	315	208,836
6.625%	05/01/23	(d)	10	6,763
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21		60	60,534
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		60	75,626
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.900%	11/19/29		146	165,205
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	(a)	3,420	3,616,328
5.375%	02/01/25		281	315,777
5.625%	09/01/28	(a)	524	617,829
5.875%	02/15/26		1,809	2,083,260
5.875%	02/01/29		1,980	2,384,112
Sr. Sec’d. Notes
4.500%	02/15/27		2,570	2,989,832
5.125%	06/15/39		60	76,671
5.250%	06/15/26		285	337,551
5.500%	06/15/47		290	387,014
Healthcare Trust of America Holdings LP,
Gtd. Notes
2.000%	03/15/31	(a)	1,490	1,489,074
3.750%	07/01/27		270	306,427
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	(a)	570	621,705
3.000%	01/15/30		698	761,962
3.500%	07/15/29		500	568,483
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27	(a)	865	924,013
Hershey Co. (The),
Sr. Unsec’d. Notes
2.650%	06/01/50		190	199,732
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24	(d)	233	123,102
6.000%	01/15/28	(d)	90	48,665
7.125%	08/01/26	(d)	315	167,299
Sec’d. Notes, 144A
7.625%	06/01/22	(d)	331	326,326
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40		24	29,437
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.625%	02/15/26		230	239,922

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	10/01/25		24	$24,192
6.250%	11/01/28		125	127,800
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30		107	117,361
5.125%	05/01/26		1,154	1,196,464
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		482	508,052
HollyFrontier Corp.,
Sr. Unsec’d. Notes
2.625%	10/01/23		70	71,595
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49		140	161,121
3.300%	04/15/40		1,021	1,200,425
3.350%	04/15/50		280	333,750
4.200%	04/01/43		70	91,199
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/50		100	109,465
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		665	731,389
5.900%	02/01/27		948	1,119,029
6.750%	01/15/28		84	102,647
HP, Inc.,
Sr. Unsec’d. Notes
3.000%	06/17/27		80	88,217
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		235	265,737
Sr. Sec’d. Notes
5.250%	08/01/26	(a)	470	519,346
Hyundai Capital America,
144A, Sr. Unsec’d. Notes
4.300%	02/01/24		210	229,567
Sr. Unsec’d. Notes, 144A
1.150%	11/10/22		645	648,418
1.250%	09/18/23	(a)	665	671,813
1.800%	10/15/25		235	240,651
2.375%	10/15/27	(a)	710	736,297
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.750%	09/15/24		380	395,945
6.250%	05/15/26		138	146,302
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		236	251,559
Sr. Sec’d. Notes
6.375%	05/01/26		50	52,992
Sr. Sec’d. Notes, 144A
5.250%	08/15/27	(a)	1,060	1,117,030

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Intact US Holdings, Inc.,
Gtd. Notes
4.600%	11/09/22		120	$127,483
Intel Corp.,
Sr. Unsec’d. Notes
3.734%	12/08/47		145	173,309
3.900%	03/25/30		300	359,965
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.850%	05/15/40	(a)	1,008	1,080,227
4.000%	06/20/42		70	87,092
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
5.000%	09/26/48		60	80,292
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	(a)	845	946,043
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		105	113,433
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		130	137,475
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27		870	925,664
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/27	(a)	562	588,323
4.875%	09/15/29	(a)	405	427,112
5.250%	03/15/28	(a)	475	501,715
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.350%	11/15/27		372	418,731
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	(a)	2,360	2,582,914
Jaguar Holding Co. II/PPD Development LP,
Gtd. Notes, 144A
5.000%	06/15/28	(a)	350	377,186
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		290	299,471
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		50	58,194
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		228	261,814
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		60	75,724
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		340	379,946
Johnson & Johnson,
Sr. Unsec’d. Notes
2.250%	09/01/50		340	343,471
3.400%	01/15/38		160	191,902

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28		755	$783,845
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24		61	61,918
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.800%	05/01/50		400	477,537
4.420%	12/15/46		9	11,439
4.597%	05/25/28		360	438,826
4.985%	05/25/38		90	120,175
5.085%	05/25/48		25	35,020
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.700%	06/01/43		150	179,894
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	02/15/31	(a)	1,150	1,158,782
3.250%	08/01/50	(a)	435	435,636
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	01/30/29		2,030	2,317,889
5.000%	06/04/42		348	407,595
Gtd. Notes, 144A
4.625%	10/01/39		132	146,763
Kroger Co. (The),
Sr. Unsec’d. Notes
3.875%	10/15/46		493	580,684
3.950%	01/15/50		70	84,579
4.450%	02/01/47		125	158,635
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29		45	63,381
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36		180	200,568
6.875%	11/01/35		240	269,230
Sr. Sec’d. Notes, 144A
6.875%	07/01/25		280	303,830
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
1.800%	01/15/31		70	71,061
4.400%	06/15/28		70	84,049
4.400%	06/15/28	(a)	515	619,348
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26		1,100	1,188,991
Sr. Unsec’d. Notes, 144A
10.500%	07/15/27		175	197,204
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		101	101,582
5.250%	10/01/25		7	6,968
Lamar Media Corp.,
Gtd. Notes
4.000%	02/15/30		395	409,767
5.750%	02/01/26		150	154,875

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	720	$750,995
4.875%	05/15/28	(a)	350	392,781
Leidos, Inc.,
Gtd. Notes, 144A
2.300%	02/15/31		1,340	1,371,356
2.950%	05/15/23		110	115,726
4.375%	05/15/30		105	125,836
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25		65	73,990
4.750%	11/29/27	(a)	394	465,714
5.000%	06/15/27		25	29,554
5.250%	06/01/26	(a)	505	599,319
5.875%	11/15/24		75	86,739
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26		60	61,923
5.375%	05/01/25		606	622,929
Gtd. Notes, 144A
4.625%	09/15/27	(a)	2,273	2,366,679
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25		180	225,013
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		845	865,725
5.625%	03/15/26		260	267,598
Sr. Sec’d. Notes, 144A
6.500%	05/15/27		640	716,023
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	(a)	420	453,473
3.800%	03/01/45		383	475,672
4.070%	12/15/42		75	97,151
Louisville Gas & Electric Co.,
First Mortgage
4.650%	11/15/43		70	90,457
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/50		160	171,336
3.700%	04/15/46	(a)	916	1,091,201
Macy’s, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/15/25	(a)	820	909,718
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.150%	10/15/43		70	89,218
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/23	(a)	1,467	1,593,384
4.700%	05/01/25		53	60,734
5.125%	12/15/26		30	35,751
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		290	339,219

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26	(a)	825	$862,135
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes, Series CB
2.500%	03/15/30		190	203,019
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30		155	157,834
6.500%	08/15/32		55	73,066
Massachusetts Electric Co.,
Unsec’d. Notes, 144A
4.004%	08/15/46		70	84,625
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50		115	148,535
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		97	95,024
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	(a)	1,060	1,176,887
6.750%	12/31/25	(a)	822	867,462
Sr. Unsec’d. Notes
3.150%	03/15/23		203	205,682
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		1,537	1,566,022
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	590	598,835
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	(a)	905	1,061,227
4.200%	04/01/50		145	185,659
4.700%	12/09/35		40	52,032
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49		110	125,626
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.350%	06/24/40		160	165,461
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	1,390	1,361,651
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42		146	185,692
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24		610	662,034
5.750%	02/01/27	(a)	752	844,532
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		127	134,318
5.750%	06/15/25		1,505	1,664,328
6.750%	05/01/25		975	1,054,970

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25		315	$332,962
Sr. Sec’d. Notes, 144A
0.972%	02/15/24		685	686,744
2.670%	09/01/23		335	350,748
Microsoft Corp.,
Sr. Unsec’d. Notes
3.450%	08/08/36		723	890,216
3.500%	11/15/42		110	135,024
3.700%	08/08/46		707	895,286
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.600%	06/01/27		160	180,943
Molson Coors Beverage Co.,
Gtd. Notes
4.200%	07/15/46		214	244,565
Morgan Stanley,
Sr. Unsec’d. Notes
4.457%(ff)	04/22/39		400	521,634
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		1,279	1,390,908
3.875%	01/27/26		980	1,123,192
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25		2,226	2,381,069
3.591%(ff)	07/22/28		3,046	3,475,555
3.622%(ff)	04/01/31		414	480,832
4.300%	01/27/45		90	119,760
Sub. Notes, MTN
3.950%	04/23/27	(a)	450	520,300
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.050%	11/15/27		355	402,158
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30		100	104,953
4.000%	02/15/25		85	94,698
4.000%	03/15/28	(a)	581	668,627
4.500%	04/15/38		723	828,058
4.700%	04/15/48		367	434,241
5.500%	02/15/49		70	91,868
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29		315	337,221
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		100	131,650
MYT Holding LLC,
Sr. Sec’d. Notes, 144A, Cash coupon 7.500% or PIK 7.500%
7.500%	09/25/25		58	58,062
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26		90	63,042
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25		295	153,470

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30		287	$326,267
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27		60	65,865
4.300%	10/15/28		90	104,196
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		430	455,128
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50		225	264,669
Navient Corp.,
Sr. Unsec’d. Notes
6.500%	06/15/22		160	168,846
6.750%	06/25/25	(a)	430	469,157
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		195	207,376
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28		300	316,019
5.750%	09/01/27		535	567,779
6.125%	09/01/29	(a)	780	865,151
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28		10	11,279
5.875%	11/15/28		150	179,712
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30		1,915	2,204,974
5.375%	11/15/29		222	261,437
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40		135	178,184
New Albertsons LP,
Sr. Unsec’d. Notes
8.000%	05/01/31		224	273,548
Sr. Unsec’d. Notes, MTN, Series C
6.625%	06/01/28		161	175,170
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40		440	428,099
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50		175	207,950
4.450%	05/15/69		360	486,906
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26	(a)	1,600	1,764,027
5.875%	04/01/36		185	224,928
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27		743	798,930
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28	(a)	381	398,937

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 2.125%
2.342%(c)	06/15/67		454	$395,265
Gtd. Notes
2.750%	05/01/25		762	824,723
2.750%	11/01/29		234	255,049
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		145	155,143
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25		74	76,349
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		227	227,573
5.625%	10/01/28	(a)	985	1,071,093
NIKE, Inc.,
Sr. Unsec’d. Notes
3.250%	03/27/40		708	827,417
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	(a)	800	804,726
2.950%	09/01/29		635	698,171
NMG Holding Co., Inc./Neiman Marcus Group LLC,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.120% (Cap N/A, Floor 1.000%)
1.000%(c)	09/25/25^		156	166,051
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.250%	10/15/29		1,225	1,389,937
3.850%	01/15/28		1,260	1,458,689
4.200%	10/15/49	(a)	360	467,287
5.250%	11/15/43		115	162,837
Nordstrom, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/15/25		460	513,623
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50		910	996,258
3.950%	10/01/42		160	193,840
4.050%	08/15/52		34	43,179
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		90	98,409
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		2,025	2,290,752
3.850%	04/15/45		50	60,528
5.150%	05/01/40		150	207,648
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47		200	235,763
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30		160	172,427
5.875%	09/30/26	(a)	475	497,471

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		370	$390,957
7.250%	05/15/26		415	437,947
Gtd. Notes, 144A
5.250%	06/15/29		180	197,867
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		1,188	1,299,200
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		75	80,031
6.000%	06/01/26		75	81,021
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.832%	10/15/27		100	102,998
Sr. Unsec’d. Notes, 144A
3.468%	12/01/50		130	140,843
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/50		249	301,479
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	08/15/22	(a)	700	704,270
2.900%	08/15/24	(a)	505	486,815
3.000%	02/15/27		250	224,703
8.000%	07/15/25	(a)	885	1,006,879
8.500%	07/15/27	(a)	975	1,125,827
8.875%	07/15/30		50	58,929
Ohio Edison Co.,
Sr. Unsec’d. Notes
6.875%	07/15/36		71	96,709
Ohio Power Co.,
Sr. Unsec’d. Notes, Series D
6.600%	03/01/33		45	63,507
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27		205	214,380
ON Semiconductor Corp.,
Gtd. Notes, 144A
3.875%	09/01/28		430	446,353
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	05/15/50		70	87,082
OneMain Finance Corp.,
Gtd. Notes
5.375%	11/15/29	(a)	455	508,023
6.125%	05/15/22		135	143,247
6.125%	03/15/24	(a)	325	356,379
6.875%	03/15/25		50	58,124
7.125%	03/15/26		580	681,068
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29		496	531,946
4.250%	02/01/22		150	154,497
4.450%	09/01/49		95	100,314
5.200%	07/15/48		110	127,633
5.850%	01/15/26		85	101,782

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Oracle Corp.,
Sr. Unsec’d. Notes
2.800%	04/01/27		796	$879,041
3.600%	04/01/40		1,401	1,642,534
3.600%	04/01/50	(a)	1,030	1,201,234
3.850%	07/15/36		170	205,490
4.000%	07/15/46		40	48,926
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31		30	30,013
3.900%	06/01/29		175	205,860
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40		210	228,925
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	(a)	468	480,162
Ovintiv, Inc.,
Gtd. Notes
8.125%	09/15/30		30	36,592
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23	(a)	410	438,876
Pacific Gas & Electric Co.,
First Mortgage
2.950%	03/01/26		80	84,515
3.300%	03/15/27		710	753,377
3.450%	07/01/25		950	1,029,047
3.750%	08/15/42		3	3,027
3.850%	11/15/23	(a)	1,465	1,559,373
4.000%	12/01/46		420	434,167
4.300%	03/15/45		5	5,346
4.450%	04/15/42		660	711,083
4.600%	06/15/43		768	840,082
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		90	102,227
PacifiCorp,
First Mortgage
2.700%	09/15/30		540	594,444
3.300%	03/15/51		698	803,365
4.125%	01/15/49		248	317,389
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27		1,080	1,166,281
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		225	234,096
5.375%	01/15/25	(a)	455	467,710
5.625%	10/15/27		280	306,573
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
6.000%	02/15/28		285	163,004
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	(a)	250	246,889

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		144	$152,987
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.600%	06/01/29		200	218,028
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	424	440,067
Pepco Holdings LLC,
Sr. Unsec’d. Notes
7.450%	08/15/32		60	83,938
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.500%	03/19/40		76	91,449
3.600%	08/13/42		45	54,750
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		164	165,186
5.500%	10/15/27	(a)	685	722,557
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31		710	698,407
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		1,090	1,090,040
8.875%	06/01/25		120	123,299
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		1,947	1,997,723
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	(a)	565	602,362
2.700%	05/28/50	(a)	695	745,864
3.900%	03/15/39		130	162,701
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	680	726,450
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42		437	515,321
4.375%	11/15/41		230	288,292
Phillips 66,
Gtd. Notes
2.150%	12/15/30	(a)	954	968,038
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.150%	12/15/29	(a)	380	395,763
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		240	254,097
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		358	367,319
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		735	727,919

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30		270	$289,163
4.300%	01/31/43		395	388,749
4.650%	10/15/25		85	95,023
4.700%	06/15/44		95	98,762
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30		202	212,463
5.000%	08/15/26		766	792,107
5.500%	12/15/29		287	313,694
5.625%	01/15/28		195	208,298
5.750%	03/01/27		520	550,742
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38		45	74,314
PPL Capital Funding, Inc.,
Gtd. Notes, Series A, 3 Month LIBOR + 2.665%
2.905%(c)	03/30/67		250	216,484
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28		230	244,831
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
6.250%	01/15/28	(a)	295	316,467
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	(a)	810	888,447
Prologis LP,
Sr. Unsec’d. Notes
2.125%	10/15/50		190	176,547
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.700%	05/01/50		289	305,770
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27		138	162,856
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		54	56,954
5.625%	03/01/26		123	134,926
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31		180	197,617
Quicken Loans LLC,
Gtd. Notes, 144A
5.250%	01/15/28		260	277,760
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	215	202,937
9.250%	02/01/26		300	313,484
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50		400	438,916
3.200%	03/15/24		360	388,135
3.750%	11/01/46		275	327,588
4.125%	11/16/28	(a)	2,578	3,072,711
4.350%	04/15/47		90	117,944

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.450%	11/16/38		142	$180,325
4.500%	06/01/42		45	58,644
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33		180	180,654
4.650%	03/15/47		50	68,157
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		349	381,649
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		165	175,875
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29		150	159,943
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30		955	940,915
2.800%	09/15/50		59	57,118
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.050%	03/01/50		365	396,287
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		765	784,416
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27		285	293,792
5.000%	04/15/23	(a)	700	700,597
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
7.500%	07/01/25		468	488,846
8.000%	11/15/26		708	756,951
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27		620	628,102
1.750%	02/15/31		100	99,486
2.000%	06/30/30		225	230,411
2.950%	09/15/29		310	340,789
4.200%	09/15/28		25	29,831
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/23	(a)	385	437,754
11.500%	06/01/25		445	520,466
Royalty Pharma PLC,
Gtd. Notes, 144A
1.200%	09/02/25	(a)	530	538,184
3.300%	09/02/40		240	252,483
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	(a)	385	362,037
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		875	1,004,085
5.000%	03/15/27		585	690,193
Sr. Sec’d. Notes, 144A
4.500%	05/15/30		220	261,208

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/25		645	$768,813
San Diego Gas & Electric Co.,
First Mortgage
4.300%	04/01/42		80	95,763
6.125%	09/15/37		30	41,068
First Mortgage, Series UUU
3.320%	04/15/50		78	88,729
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27		495	518,271
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		305	343,463
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25	(a)	368	379,527
Sempra Energy,
Jr. Sub. Notes
4.875%(ff)	—	(rr)	423	453,025
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		40	44,344
5.625%	11/01/24		615	687,980
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		195	202,597
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		295	305,596
4.375%	02/15/30	(a)	500	540,260
Service Corp. International,
Sr. Unsec’d. Notes
4.625%	12/15/27		305	325,662
5.125%	06/01/29	(a)	775	861,613
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.300%	05/15/50	(a)	567	633,976
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		334	373,315
Simon Property Group LP,
Sr. Unsec’d. Notes
3.250%	09/13/49		70	71,705
3.375%	06/15/27		120	132,590
3.500%	09/01/25	(a)	340	375,168
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.875%	03/15/26		12	12,376
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30	(a)	480	510,872
5.000%	08/01/27	(a)	1,325	1,405,941
5.375%	07/15/26	(a)	455	475,379
5.500%	07/01/29		375	413,441

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	(a)	649	$649,648
5.500%	04/15/27	(a)	129	132,940
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	(a)	615	667,249
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		115	99,491
5.625%	06/01/25		250	206,660
6.625%	01/15/27		83	65,771
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	(a)	760	804,184
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	(a)	430	446,990
3.650%	02/01/50		209	238,457
First Mortgage, Series E
3.700%	08/01/25		180	201,748
First Ref. Mortgage
5.550%	01/15/36		90	112,942
First Ref. Mortgage, Series B
3.650%	03/01/28		830	930,611
First Ref. Mortgage, Series C
3.600%	02/01/45		310	341,547
4.125%	03/01/48		495	591,291
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.875%	03/15/41		60	87,083
Gtd. Notes, Series 20-A
1.750%	01/15/31		1,080	1,088,741
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		87	123,669
Southern Power Co.,
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	(a)	490	587,956
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45		270	312,325
Southwestern Energy Co.,
Gtd. Notes
6.450%	01/23/25	(a)	897	935,703
7.500%	04/01/26		35	36,740
Spectra Energy Partners LP,
Gtd. Notes
5.950%	09/25/43		23	29,676
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		315	325,233
6.125%	12/15/24		390	398,775
Gtd. Notes, 144A
5.000%	10/01/29		649	697,259
5.500%	07/15/30	(a)	335	362,712

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25		235	$252,983
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)	645	850,769
8.750%	03/15/32	(a)	3,060	4,844,164
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		181	188,321
7.625%	02/15/25		2,686	3,214,486
7.625%	03/01/26		30	37,236
7.875%	09/15/23		483	558,916
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		784	837,088
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		945	997,627
5.000%	02/15/27		345	361,137
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		1,873	1,954,045
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	330	327,987
Starbucks Corp.,
Sr. Unsec’d. Notes
3.350%	03/12/50		680	755,856
3.750%	12/01/47		400	469,699
State Street Corp.,
Sr. Unsec’d. Notes
4.141%(ff)	12/03/29		569	688,547
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28		75	75,504
5.000%	10/01/25		240	243,149
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25		150	159,638
Stryker Corp.,
Sr. Unsec’d. Notes
4.100%	04/01/43		445	545,152
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25		115	116,812
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		265	285,472
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		19	19,238
5.500%	02/15/26		92	94,671
5.875%	03/15/28		22	23,716
Sysco Corp.,
Gtd. Notes
2.400%	02/15/30		270	280,826
3.300%	02/15/50		985	1,027,314

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		550	$559,659
5.500%	01/15/28		140	142,957
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		111	113,817
5.500%	03/01/30		330	357,985
5.875%	04/15/26	(a)	2,088	2,193,326
6.500%	07/15/27		54	58,648
6.875%	01/15/29		285	320,649
TC PipeLines LP,
Sr. Unsec’d. Notes
4.375%	03/13/25		250	281,909
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		120	165,733
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50		200	219,244
4.375%(ff)	09/15/54		200	210,946
4.900%	09/15/44		90	121,357
TEGNA, Inc.,
Gtd. Notes, 144A
4.625%	03/15/28		120	123,640
5.500%	09/15/24		23	23,475
Teleflex, Inc.,
Gtd. Notes
4.625%	11/15/27		230	247,173
4.875%	06/01/26		109	113,462
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	1,017	1,055,279
5.625%	10/15/23		260	264,238
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)	310	315,956
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	1,695	1,786,839
Sr. Sec’d. Notes
4.625%	07/15/24		1,218	1,247,828
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		322	334,203
4.875%	01/01/26		1,405	1,468,237
5.125%	11/01/27		211	223,676
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	350	321,303
5.375%	12/15/24		25	24,120
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes
5.000%	12/31/21^		165	165
Sr. Sec’d. Notes, 144A
5.000%	10/10/99^		725	1,088
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		110	113,455

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.150%	01/15/48		315	$350,680
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	(a)	382	444,882
5.500%	09/01/41		170	218,705
5.875%	11/15/40		195	258,798
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		80	123,832
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26		644	659,246
4.750%	02/01/28		2,338	2,511,908
6.500%	01/15/26		385	398,620
Sr. Sec’d. Notes, 144A
2.050%	02/15/28	(a)	1,550	1,611,925
2.250%	11/15/31	(a)	420	430,416
2.550%	02/15/31	(a)	570	598,717
3.750%	04/15/27		1,224	1,395,428
3.875%	04/15/30		709	820,188
4.375%	04/15/40		305	370,438
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		50	68,137
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	(a)	1,065	1,192,491
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	(a)	1,254	1,336,312
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		261	221,981
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		216	205,081
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		129	117,307
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		142	133,489
Transocean, Inc.,
Gtd. Notes, 144A
11.500%	01/30/27		90	65,173
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
2.550%	04/27/50		192	201,462
Triumph Group, Inc.,
Gtd. Notes
7.750%	08/15/25	(a)	220	201,500
Sr. Sec’d. Notes, 144A
8.875%	06/01/24	(a)	450	493,809
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50		340	360,730

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30		390	$385,968
4.000%	06/15/50		230	281,261
4.850%	12/01/48		100	133,736
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
3.000%	07/30/46		145	156,773
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27		859	978,478
4.550%	06/02/47		55	72,826
4.875%	08/15/34		40	52,493
5.150%	08/15/44		50	69,097
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31		144	158,966
Gtd. Notes, MTN
2.100%	08/01/32		160	162,731
3.200%	01/15/30		340	377,528
Union Electric Co.,
First Mortgage
2.950%	03/15/30		961	1,074,634
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.100%	09/15/67		60	75,113
4.375%	09/10/38		220	273,792
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39		1,249	1,439,545
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		556	557,908
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	(a)	126	125,096
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31	(a)	390	409,805
4.875%	01/15/28	(a)	345	369,350
5.250%	01/15/30	(a)	830	924,474
5.500%	05/15/27		310	331,901
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/25		230	266,216
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40		1,288	1,394,111
2.900%	05/15/50	(a)	250	276,600
3.500%	08/15/39		310	366,787
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		205	209,100
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	(a)	885	919,119

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26		100	$114,377
Valero Energy Corp.,
Sr. Unsec’d. Notes
1.200%	03/15/24		352	354,274
2.150%	09/15/27		400	407,271
7.500%	04/15/32		11	15,251
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		765	773,179
3.150%	03/22/30	(a)	1,720	1,927,735
3.850%	11/01/42		175	207,315
3.875%	02/08/29	(a)	810	952,459
4.000%	03/22/50		117	141,727
4.016%	12/03/29		295	349,971
4.272%	01/15/36	(a)	1,494	1,846,969
4.862%	08/21/46		80	107,365
Sr. Unsec’d. Notes, 144A
1.680%	10/30/30		465	461,814
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		140	145,048
6.250%(ff)	02/28/57		415	465,879
Sr. Unsec’d. Notes
4.200%	05/19/32	(a)	837	1,005,417
4.375%	03/15/43		70	82,566
4.600%	01/15/45	(a)	520	623,064
Viatris, Inc.,
Gtd. Notes, 144A
1.650%	06/22/25		175	181,008
4.000%	06/22/50		200	227,830
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27	(a)	470	480,399
4.125%	08/15/30	(a)	490	516,986
4.250%	12/01/26		817	848,112
4.625%	12/01/29		77	82,754
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		895	901,104
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27		280	319,497
Visa, Inc.,
Sr. Unsec’d. Notes
2.700%	04/15/40	(a)	866	944,907
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23		270	272,987
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	350	372,836
5.500%	09/01/26		136	141,969
5.625%	02/15/27	(a)	710	754,800
Sr. Sec’d. Notes, 144A
4.300%	07/15/29		480	543,935

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A
5.625%	10/01/24		40	$43,219
Walmart, Inc.,
Sr. Unsec’d. Notes
3.950%	06/28/38		431	548,404
Walt Disney Co. (The),
Gtd. Notes
2.650%	01/13/31	(a)	1,270	1,391,782
2.750%	09/01/49		289	304,226
3.500%	05/13/40		381	447,866
9.500%	07/15/24		120	154,698
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		430	467,803
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		1,900	2,021,163
2.406%(ff)	10/30/25		634	670,166
2.572%(ff)	02/11/31	(a)	2,069	2,194,927
3.196%(ff)	06/17/27		2,628	2,915,550
3.584%(ff)	05/22/28		2,454	2,781,585
Sub. Notes, GMTN
4.300%	07/22/27	(a)	350	410,533
Sub. Notes, MTN
4.400%	06/14/46		224	279,357
4.750%	12/07/46		41	53,683
Welltower, Inc.,
Sr. Unsec’d. Notes
2.750%	01/15/31		540	575,801
3.100%	01/15/30		637	695,956
6.500%	03/15/41		30	42,049
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		460	505,723
7.250%	06/15/28	(a)	670	761,020
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50		365	377,278
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	422	467,721
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		310	318,484
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42		29	32,745
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.875%	07/15/30	(a)	650	690,555
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		410	388,009
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31		230	239,075
4.000%	02/01/25		300	331,766

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/30		515	$546,199
5.250%	10/15/27		250	264,922
5.750%	06/01/26	(a)	395	415,074
8.250%	08/01/23		15	17,071
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
6.000%	04/01/27		51	57,307
6.600%	10/01/25		86	97,303
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
4.250%	05/30/23	(a)	420	426,138
5.500%	03/01/25	(a)	876	914,592
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		447	467,382
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.600%	12/01/29		440	477,151
3.400%	06/01/30	(a)	370	426,058
Xerox Corp.,
Sr. Unsec’d. Notes
4.375%	03/15/23		136	143,005
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23		207	210,328
6.250%	05/01/25		435	467,806
6.750%	08/15/24		324	344,852
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		518	567,419
7.750%	04/01/25		295	326,749
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27	(a)	800	804,111
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/20/30		600	680,493
4.450%	08/15/45		110	128,596
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30		150	155,225
3.000%	05/15/50		370	406,961
3.900%	08/20/28		380	447,894

				608,307,199

TOTAL CORPORATE BONDS (cost $733,395,419)				763,273,424

MUNICIPAL BOND — 0.0%
New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		195	258,798

(cost $195,000)

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.4%
United States
Adjustable Rate Mortgage Trust,
Series 2004-05, Class 2A1
2.929%(cc)	04/25/35	364	$364,411
Alternative Loan Trust,
Series 2004-25CB, Class A1
6.000%	12/25/34	985	998,758
Series 2004-27CB, Class A1
6.000%	12/25/34	347	348,222
Series 2004-32CB, Class 2A5
5.500%	02/25/35	263	259,681
Series 2005-64CB, Class 1A15
5.500%	12/25/35	884	873,750
Series 2007-OA06, Class A1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	06/25/37	1,206	1,093,878
Angel Oak Mortgage Trust,
Series 2019-05, Class A3, 144A
2.921%(cc)	10/25/49	2,740	2,774,618
Series 2020-01, Class M1, 144A
3.161%(cc)	12/25/59	2,200	2,189,740
Banc of America Alternative Loan Trust,
Series 2006-05, Class 3A1
6.000%	06/25/46	17	17,053
BCAP LLC Trust,
Series 2007-AA02, Class 2A12
5.500%	04/25/37	1,272	875,387
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-09, Class 22A1
3.132%(cc)	11/25/34	144	140,631
Series 2005-06, Class 1A1
2.945%(cc)	08/25/35	122	109,456
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A2, 1 Month LIBOR + 0.400% (Cap 8.000%, Floor 0.400%)
0.548%(c)	10/25/34	157	131,004
Series 2005-AC06, Class 1A2, IO, 1 Month LIBOR x (1) + 5.000% (Cap 5.000%, Floor 0.000%)
4.852%(c)	09/25/35	1,337	161,677
Citigroup Mortgage Loan Trust,
Series 2003-01, Class 3A5
5.250%	09/25/33	220	223,912
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T
Note Constant Maturity + 2.400% (Cap 9.844%, Floor 2.400%)
2.530%(c)	10/25/35	227	231,425
Series 2006-04, Class 2A1A
6.000%	12/25/35	762	768,309
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-09, Class A7
5.250%	06/25/34	116	116,023
Series 2004-22, Class A3
2.749%(cc)	11/25/34	1,089	1,084,603
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.680%)
0.828%(c)	02/25/35	259	239,726
Series 2004-J03, Class A7
5.500%	05/25/34	72	75,654

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2005-31, Class 3A1
3.465%(cc)	01/25/36	344	$346,434
Series 2005-HYB01, Class 4A1
3.326%(cc)	03/25/35	147	153,115
Series 2005-HYB03, Class 2A2A
3.404%(cc)	06/20/35	571	584,639
Series 2006-10, Class 1A11
5.850%	05/25/36	85	62,578
Series 2006-15, Class A1
6.250%	10/25/36	125	89,182
Series 2006-18, Class 2A7
6.000%	12/25/36	163	131,697
Series 2006-HYB01, Class 2A2C
2.944%(cc)	03/20/36	515	502,728
Series 2006-HYB02, Class 2A1B
3.264%(cc)	04/20/36	747	698,129
Series 2007-02, Class A16
6.000%	03/25/37	481	360,925
Series 2007-09, Class A11
5.750%	07/25/37	750	566,035
Series 2007-HYB01, Class 2A1
3.031%(cc)	03/25/37	1,305	1,201,161
Deephaven Residential Mortgage Trust,
Series 2018-04A, Class B2, 144A
6.125%(cc)	10/25/58	1,400	1,394,508
Series 2019-02A, Class M1, 144A
3.921%(cc)	04/25/59	825	831,776
Series 2019-04A, Class A3, 144A
3.047%(cc)	10/25/59	3,117	3,137,491
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR02, Class 1A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	05/25/36	1,963	1,863,111
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2006-AR01, Class 1A3, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
0.478%(c)	02/25/36	3,207	3,143,014
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	136	163,421
Series 2002-T19, Class A2
7.000%	07/25/42	248	299,522
Fannie Mae Interest Strips,
Series 417, Class C11, IO
2.500%	02/25/28	1,149	63,609
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	538	615,502
Series 2004-W11, Class 1PO, PO
4.373%(s)	05/25/44	248	210,637
Series 2004-W12, Class 1PO, PO
1.432%(s)	07/25/44	252	238,055
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	137	157,923

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2003-49, Class YC
4.000%	06/25/23	38	$39,200
Series 2003-78, Class B
5.000%	08/25/23	109	112,758
Series 2004-35, Class AZ
4.500%	05/25/34	274	303,830
Series 2004-70, Class EB
5.000%	10/25/24	18	19,047
Series 2006-08, Class FH, 1 Month LIBOR + 0.250% (Cap 7.500%, Floor 0.250%)
0.398%(c)	03/25/36	556	545,234
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.210%(c)	12/25/36	30	29,953
Series 2006-44, Class P, PO
1.476%(s)	12/25/33	31	29,514
Series 2006-77, Class PC
6.500%	08/25/36	41	47,221
Series 2007-109, Class YI, IO, 1 Month LIBOR x (1) + 6.450% (Cap 6.450%, Floor 0.000%)
6.302%(c)	12/25/37	389	82,536
Series 2008-85, Class EB
5.000%	09/25/28	25	27,129
Series 2011-52, Class GB
5.000%	06/25/41	277	319,006
Series 2012-13, Class JP
4.500%	02/25/42	103	109,633
Series 2012-79, Class TP
6.500%	07/25/42	72	84,268
Series 2013-04, Class AJ
3.500%	02/25/43	298	332,241
Series 2013-13, Class IK, IO
2.500%	03/25/28	862	42,118
Series 2013-31, Class NC
3.000%	04/25/43	554	599,653
Fannie Mae Trust,
Series 2003-W06, Class F, 1 Month LIBOR + 0.350% (Cap 8.500%, Floor 0.350%)
0.500%(c)	09/25/42	305	306,216
Series 2004-W01, Class 1A7
5.681%	11/25/43	528	600,043
Series 2004-W09, Class 1PO, PO
2.418%(s)	02/25/44	289	262,901
FHLMC Structured Agency Credit Risk Trust,
Series 2018-HRP02, Class M3, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.548%(c)	02/25/47	3,500	3,504,448
FHLMC Structured Pass-Through Certificates,
Series T-48, Class 1A4
5.538%	07/25/33	435	498,332
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	406	482,163
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	120	136,009

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2768, Class PK
5.000%	03/15/34	104	$113,370
Series 2846, Class GB
5.000%	08/15/24	159	167,075
Series 2877, Class PB
5.500%	10/15/34	473	537,423
Series 2902, Class QG
5.500%	12/15/34	97	113,105
Series 3158, Class NE
5.500%	05/15/36	114	133,199
Series 3187, Class Z
5.000%	07/15/36	216	245,846
Series 3704, Class DC
4.000%	11/15/36	67	69,652
Series 3816, Class HN
4.500%	01/15/41	382	435,156
Series 3920, Class LP
5.000%	01/15/34	178	205,269
Series 4054, Class HI, IO
3.000%	05/15/26	466	9,995
Series 4822, Class ZB
4.000%	07/15/48	988	1,075,201
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	377	414,018
Series 304, Class C32, IO
3.000%	12/15/27	574	32,001
Fremont Home Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.973%(c)	01/25/34	1,086	1,065,078
GCAT Trust,
Series 2019-NQM02, Class A3, 144A
3.162%	09/25/59	3,275	3,314,371
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	215	224,953
Series 2004-19, Class KE
5.000%	03/16/34	439	488,661
Series 2005-03, Class QB
5.000%	01/16/35	137	150,929
Series 2008-38, Class BG
5.000%	05/16/38	224	250,817
Series 2011-22, Class WA
5.847%(cc)	02/20/37	201	231,172
Series 2012-80, Class IB, IO, 1 Month LIBOR x (1) + 6.800% (Cap 0.300%, Floor 0.000%)
0.300%(c)	10/20/39	1,998	2,006
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430% (Cap 5.590%, Floor 0.430%)
0.570%(c)	04/20/60	3	2,558
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340% (Cap 11.000%, Floor 0.340%)
0.480%(c)	12/20/62	467	466,516
Series 2013-184, Class KZ
2.500%	12/20/43	795	816,844

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2013-H04, Class BA
1.650%	02/20/63	40	$40,145
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.540%(c)	02/20/62	21	20,627
GSR Mortgage Loan Trust,
Series 2004-14, Class 5A1
2.811%(cc)	12/25/34	75	77,354
HarborView Mortgage Loan Trust,
Series 2006-14, Class 1A1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.332%(c)	01/25/47	1,755	1,694,774
Impac CMB Trust,
Series 2004-04, Class 1A2, 1 Month LIBOR + 0.620% (Cap 11.250%, Floor 0.620%)
0.768%(c)	09/25/34	479	461,954
Series 2004-05, Class 1M3, 1 Month LIBOR + 0.945% (Cap 11.000%, Floor 0.945%)
1.093%(c)	10/25/34	110	108,182
Series 2004-09, Class 1A1, 1 Month LIBOR + 0.760% (Cap 11.250%, Floor 0.760%)
0.908%(c)	01/25/35	476	478,946
Series 2004-10, Class 3A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.700%)
0.848%(c)	03/25/35	423	411,088
Series 2005-04, Class 1A1A, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.540%)
0.688%(c)	05/25/35	143	144,357
Series 2005-08, Class 1AM, 1 Month LIBOR + 0.700% (Cap 11.500%, Floor 0.700%)
0.848%(c)	02/25/36	829	810,763
Series 2007-A, Class M3, 144A, 1 Month LIBOR + 2.250% (Cap 11.500%, Floor 2.250%)
2.398%(c)	05/25/37	676	660,691
JPMorgan Mortgage Trust,
Series 2004-A06, Class 3A3
1.990%(cc)	12/25/34	113	116,780
Series 2005-A03, Class 4A1
3.066%(cc)	06/25/35	36	36,672
Series 2005-A08, Class 2A3
2.896%(cc)	11/25/35	130	123,055
Series 2006-S02, Class 2A1
5.000%	06/25/21	12	9,837
Series 2007-A01, Class 3A2
3.468%(cc)	07/25/35	288	285,466
Series 2007-S03, Class 2A3
6.000%	08/25/22	34	35,767
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
3.176%(cc)	11/21/34	95	97,557
MASTR Alternative Loan Trust,
Series 2004-06, Class 8A1
5.500%	07/25/34	369	376,374
Series 2005-06, Class 1A2
5.500%	12/25/35	321	294,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	73	$74,667
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1, 1 Month LIBOR + 0.780% (Cap 11.750%, Floor 0.780%)
0.928%(c)	03/25/28	84	80,589
Series 2003-F, Class A1, 1 Month LIBOR + 0.640% (Cap 11.750%, Floor 0.640%)
0.788%(c)	10/25/28	107	105,879
Series 2004-B, Class A1, 1 Month LIBOR + 0.500% (Cap 11.750%, Floor 0.500%)
0.648%(c)	05/25/29	113	110,601
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
2.560%(cc)	07/25/34	83	84,850
Series 2004-5AR, Class 4A
3.315%(cc)	07/25/34	184	187,266
Series 2006-07, Class 1A
5.000%	06/25/21	63	51,848
MortgageIT Trust,
Series 2005-02, Class 1A2, 1 Month LIBOR + 0.660% (Cap 11.500%, Floor 0.660%)
0.808%(c)	05/25/35	157	155,339
New Residential Mortgage Loan Trust,
Series 2019-NQM04, Class M1, 144A
2.986%(cc)	09/25/59	2,900	2,920,830
Series 2019-NQM05, Class B1, 144A
4.044%(cc)	11/25/59	1,000	994,387
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-01, Class 1APT, 1 Month LIBOR + 0.420% (Cap 12.000%, Floor 0.420%)
0.568%(c)	04/25/36	140	128,249
PRPM,
Series 2019-GS01, Class A2, 144A
4.750%(cc)	10/25/24	2,073	2,079,769
RALI Trust,
Series 2006-QH01, Class A1, 1 Month LIBOR + 0.190% (Cap 10.000%, Floor 0.190%)
0.338%(c)	12/25/36	1,457	1,406,323
Series 2007-QH07, Class 1A1, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.398%(c)	08/25/37	689	628,476
Residential Asset Securitization Trust,
Series 2004-A03, Class A7
5.250%	06/25/34	198	206,456
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.400% (Cap 11.500%, Floor 0.400%)
0.552%(c)	07/20/36	291	281,890
Starwood Mortgage Residential Trust,
Series 2019-INV01, Class M1, 144A
3.056%(cc)	09/27/49	3,000	2,900,433
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-08, Class 3A
2.837%(cc)	07/25/34	231	241,620

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2004-12, Class 9A
2.780%(cc)	09/25/34	269	$276,311
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.370%)
0.518%(c)	07/25/34	206	207,885
Series 2007-09, Class 1A1, 6 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.757%(c)	10/25/37	1,779	1,687,341
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.700%)
0.852%(c)	01/19/34	341	334,938
Series 2004-AR01, Class 1A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.700%)
0.852%(c)	03/19/34	336	329,727
Series 2007-AR07, Class 1A1, 1 Month LIBOR + 0.850% (Cap 10.500%, Floor 0.850%)
0.998%(c)	05/25/47	2,673	2,084,426
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
2.614%(cc)	09/25/33	137	136,673
Verus Securitization Trust,
Series 2019-04, Class M1, 144A
3.207%(cc)	11/25/59	2,700	2,763,733
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR08, Class 2AB2, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)
0.988%(c)	07/25/45	1,361	1,314,373
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)
0.698%(c)	07/25/44	962	958,970
Series 2005-AR03, Class A2
3.596%(cc)	03/25/35	199	204,492
Series 2005-AR10, Class 1A3
3.053%(cc)	09/25/35	2,181	2,204,694
Series 2006-AR17, Class 1A1A, Federal Reserve US 12 Month
Cumulative Avg 1 Year CMT + 0.810% (Cap N/A, Floor 0.810%)
1.554%(c)	12/25/46	677	632,423
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-07, Class A43, 1 Month LIBOR + 0.500% (Cap 7.000%, Floor 0.500%)
0.648%(c)	06/25/37	30	26,164

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $81,221,601)			81,057,882

SOVEREIGN BONDS — 1.1%
Angola — 0.0%
Angolan Government International Bond,
Sr. Unsec’d. Notes
8.250%	05/09/28	400	384,230
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29	200	187,952
9.125%	11/26/49	200	184,745

			756,927

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentina — 0.0%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
0.125%(cc)	07/09/30	380	$154,507
0.125%(cc)	07/09/35	620	226,588
0.125%	01/09/38	220	90,117
0.125%	07/09/41	250	94,508
1.000%	07/09/29	60	26,084

			591,804

Armenia — 0.0%
Republic of Armenia International Bond,
Sr. Unsec’d. Notes
3.950%	09/26/29	200	201,706

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond,
Sr. Unsec’d. Notes
3.500%	09/01/32	150	159,180

Bahrain — 0.0%
Bahrain Government International Bond,
Sr. Unsec’d. Notes
7.375%	05/14/30	600	712,909

Belarus — 0.0%
Republic of Belarus International Bond,
Sr. Unsec’d. Notes
6.875%	02/28/23	200	209,226
7.625%	06/29/27	200	220,536
Republic of Belarus Ministry of Finance,
Sr. Unsec’d. Notes
6.378%	02/24/31	500	509,729

			939,491

Bermuda — 0.0%
Bermuda Government International Bond,
Sr. Unsec’d. Notes
3.717%	01/25/27	300	335,569

Brazil — 0.0%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
8.250%	01/20/34	200	291,309

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.125%	04/15/31	200	212,591
4.000%	02/26/24	200	216,324
4.125%	05/15/51	200	222,452
6.125%	01/18/41	300	402,327

			1,053,694

Costa Rica — 0.0%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes
4.375%	04/30/25	200	186,657
5.625%	04/30/43	200	168,755

			355,412

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Dominican Republic — 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
4.875%	09/23/32	200	$221,669
5.875%	01/30/60	400	440,704
5.950%	01/25/27	300	354,072
6.400%	06/05/49	200	234,803
6.875%	01/29/26	200	241,686
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32	200	221,670

			1,714,604

Ecuador — 0.0%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/30	400	257,190
0.500%(cc)	07/31/35	400	218,178
0.500%(cc)	07/31/40	200	101,720

			577,088

Egypt — 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes
5.750%	05/29/24	300	321,460
8.875%	05/29/50	200	234,863
Sr. Unsec’d. Notes, MTN
7.053%	01/15/32	400	435,574
7.500%	01/31/27	300	346,366
8.150%	11/20/59	200	219,676
8.500%	01/31/47	350	396,677

			1,954,616

El Salvador — 0.1%
El Salvador Government International Bond,
Sr. Unsec’d. Notes
5.875%	01/30/25	300	284,281
7.125%	01/20/50	350	312,117
7.625%	02/01/41	150	139,530
8.250%	04/10/32	250	245,634

			981,562

Ethiopia — 0.0%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24	200	203,552

Ghana — 0.1%
Ghana Government International Bond,
Sr. Unsec’d. Notes
6.375%	02/11/27	200	208,049
7.875%	02/11/35	200	205,656
8.627%	06/16/49	200	204,405
8.750%	03/11/61	200	205,831
8.950%	03/26/51	200	208,496

			1,032,437

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Guatemala — 0.0%
Guatemala Government Bond,
Sr. Unsec’d. Notes
5.375%	04/24/32		200	$243,835
6.125%	06/01/50		200	264,510

				508,345

Honduras — 0.0%
Honduras Government International Bond,
Sr. Unsec’d. Notes
6.250%	01/19/27		150	173,860

Hungary — 0.0%
Hungary Government International Bond,
Sr. Unsec’d. Notes
7.625%	03/29/41		80	142,029

Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
6.625%	02/17/37		250	356,154

Iraq — 0.0%
Iraq International Bond,
Sr. Unsec’d. Notes
5.800%	01/15/28		234	218,258

Ivory Coast — 0.0%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes
6.125%	06/15/33		200	225,393
6.625%	03/22/48	EUR	100	135,105
6.875%	10/17/40	EUR	200	277,471
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	100	125,449

				763,418

Jamaica — 0.0%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28		200	243,934
7.875%	07/28/45		200	286,415

				530,349

Jordan — 0.0%
Jordan Government International Bond,
Sr. Unsec’d. Notes
4.950%	07/07/25		200	212,521
5.850%	07/07/30		200	221,181

				433,702

Kenya — 0.0%
Kenya Government International Bond,
Sr. Unsec’d. Notes
7.000%	05/22/27		250	275,313
8.000%	05/22/32		200	233,250
8.250%	02/28/48		200	230,180

				738,743

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Luxembourg — 0.0%
Ecuador Social Bond Sarl,
Gov’t. Gtd. Notes
2.120%(s)	01/30/35	193	$132,637

Mexico — 0.1%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN 4,500	260,364
Mexico Government International Bond,
Sr. Unsec’d. Notes
2.659%	05/24/31	1,550	1,590,715
3.750%	01/11/28	400	450,354
4.500%	01/31/50	400	469,782
4.600%	02/10/48	550	646,464
5.000%	04/27/51	400	498,459
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110	50	66,511
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	200	229,783

			4,212,432

Mongolia — 0.0%
Mongolia Government International Bond,
Sr. Unsec’d. Notes, 144A
5.125%	04/07/26	200	214,845

Morocco — 0.0%
Morocco Government International Bond,
Sr. Unsec’d. Notes
5.500%	12/11/42	200	249,778
Sr. Unsec’d. Notes, 144A
4.000%	12/15/50	200	206,389

			456,167

Nigeria — 0.1%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
7.696%	02/23/38	200	212,712
7.875%	02/16/32	300	330,080
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27	200	215,780
7.625%	11/28/47	400	421,735

			1,180,307

Oman — 0.0%
Oman Government International Bond,
Sr. Unsec’d. Notes
4.750%	06/15/26	400	399,962
5.625%	01/17/28	200	203,951
Sr. Unsec’d. Notes, 144A
7.375%	10/28/32	200	220,514

			824,427

Pakistan — 0.0%
Pakistan Government International Bond,
Sr. Unsec’d. Notes
6.875%	12/05/27	250	261,425

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.160%	01/23/30		200	$221,984
4.500%	04/16/50		300	385,704
Panama Notas del Tesoro,
Sr. Unsec’d. Notes
3.750%	04/17/26		300	327,167

				934,855

Paraguay — 0.1%
Paraguay Government International Bond,
Sr. Unsec’d. Notes
4.700%	03/27/27		300	350,124
4.950%	04/28/31		200	241,723
5.400%	03/30/50		200	253,162
6.100%	08/11/44		400	536,283

				1,381,292

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
8.750%	11/21/33		150	256,253

Qatar — 0.0%
Qatar Government International Bond,
Sr. Unsec’d. Notes
4.400%	04/16/50		200	261,149
4.817%	03/14/49		400	545,969

				807,118

Romania — 0.0%
Romanian Government International Bond,
Sr. Unsec’d. Notes
3.000%	02/14/31		300	321,715
4.000%	02/14/51		76	82,651
Sr. Unsec’d. Notes, EMTN
4.625%	04/03/49	EUR	200	329,586
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	100	130,206

				864,158

Russia — 0.1%
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes
4.250%	06/23/27		200	228,374
4.375%	03/21/29		200	233,335
5.100%	03/28/35		200	252,976
5.625%	04/04/42		200	278,341

				993,026

Saudi Arabia — 0.0%
Saudi Government International Bond,
Sr. Unsec’d. Notes
5.250%	01/16/50		200	272,775
Sr. Unsec’d. Notes, EMTN
4.625%	10/04/47		200	247,548

				520,323

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Senegal — 0.0%
Senegal Government International Bond,
Sr. Unsec’d. Notes
6.750%	03/13/48		200	$220,108

Serbia — 0.0%
Serbia International Bond,
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	100	126,479

South Africa — 0.0%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.300%	10/12/28		400	416,825
5.000%	10/12/46		200	188,061
5.750%	09/30/49		200	200,808

				805,694

Sri Lanka — 0.0%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
7.550%	03/28/30		500	285,208

Trinidad & Tobago — 0.0%
Trinidad & Tobago Government International Bond,
Sr. Unsec’d. Notes
4.500%	06/26/30		200	216,249

Turkey — 0.1%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.875%	04/16/43		500	438,278
5.250%	03/13/30		400	401,568
5.750%	03/22/24		650	684,147

				1,523,993

Ukraine — 0.1%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
7.253%	03/15/33		500	546,394
7.750%	09/01/23		450	495,058
7.750%	09/01/24		300	333,721
7.750%	09/01/25		300	336,103

				1,711,276

United Arab Emirates — 0.0%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, EMTN
3.875%	04/16/50		200	244,265
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, MTN
4.000%	07/28/50		200	204,333

				448,598

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.975%	04/20/55		150	208,359
5.100%	06/18/50		20	28,018
7.625%	03/21/36		100	161,851

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay (cont’d.)
7.875%	01/15/33	300	$480,064

			878,292

Uzbekistan — 0.0%
Republic of Uzbekistan Bond,
Sr. Unsec’d. Notes, EMTN
4.750%	02/20/24	200	217,737

TOTAL SOVEREIGN BONDS (cost $33,432,020)			35,199,617

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
Federal Home Loan Mortgage Corp.
3.500%	03/01/32	108	115,226
3.500%	03/01/32	465	502,004
4.000%	02/01/26	115	122,351
4.000%	10/01/42	214	233,094
4.500%	09/01/24	20	21,555
4.500%	08/01/30	141	156,358
4.500%	04/01/47	203	221,964
4.500%	05/01/47	203	222,474
4.500%	05/01/47	554	607,619
5.000%	04/01/22	8	8,591
5.000%	07/01/23	55	57,309
5.000%	10/01/23	27	29,679
5.000%	11/01/23	3	3,468
5.000%	06/01/30	106	120,574
5.000%	10/01/40	367	426,467
5.500%	06/01/23	28	29,008
5.500%	12/01/24	22	22,323
5.500%	04/01/27	37	41,472
5.500%	06/01/35	93	108,752
7.000%	11/01/37	108	126,119
Federal National Mortgage Assoc.
2.000%	TBA	15,300	15,891,062
2.410%	11/01/29	3,144	3,436,326
2.620%	11/01/31	1,615	1,793,442
2.840%	11/01/34	1,200	1,343,518
3.250%	08/01/34	511	594,344
3.270%	01/01/27	1,724	1,940,166
3.340%	11/01/30	414	476,056
3.500%	08/01/32	356	384,374
3.500%	10/01/32	451	486,424
3.500%	04/01/33	512	548,621
3.500%	04/01/33	628	672,482
3.500%	05/01/33	511	550,765
3.500%	09/01/42	481	525,339
3.500%	10/01/42	468	508,873
3.500%	01/01/43	570	622,012
3.500%	07/01/43	513	560,577
3.820%	07/01/27	1,949	2,231,089
3.821%(cc)	05/01/22	581	583,575
4.000%	06/01/32	440	474,694
4.000%	06/01/33	241	260,379
4.000%	06/01/47	769	848,279
4.000%	08/01/48	242	258,149
4.421%(cc)	06/01/21	167	167,019
4.500%	06/01/26	168	179,758

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/26		55	$58,545
4.500%	04/01/47		753	837,032
5.000%	05/01/23		29	31,931
5.000%	06/01/23		27	28,552
5.000%	01/01/26		115	120,826
5.000%	12/01/29		105	116,624
5.000%	10/01/39		235	273,315
5.000%	07/01/41		181	208,257
5.500%	07/01/21		10	10,306
5.500%	01/01/22		6	6,450
5.500%	01/01/26		19	21,253
5.500%	06/01/26		18	19,936
5.500%	05/01/28		73	81,229
5.500%	05/01/33		152	177,275
5.500%	06/01/33		54	60,782
5.500%	10/01/33		84	98,092
5.500%	01/01/34		247	288,005
5.500%	02/01/35		110	127,996
5.500%	04/01/36		59	65,780
5.500%	04/01/37		143	166,021
6.000%	10/01/22		40	40,919
6.000%	10/01/27		86	96,744
6.000%	11/01/27		67	75,572
6.000%	03/01/34		182	215,341
6.000%	04/01/39		325	389,998
7.000%	01/01/39		128	160,903
7.500%	10/01/35		183	218,249
Government National Mortgage Assoc.
4.000%	11/20/47		527	567,207
4.500%	06/20/25		65	69,343
4.500%	11/15/39		291	325,620
5.000%	04/15/25		497	523,291
5.000%	11/15/39		930	1,071,450
6.000%	01/15/40		376	450,557
Tennessee Valley Authority Principal Strips, Bonds
2.743%(s)	06/15/35		600	426,849

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $43,806,947)				45,943,980

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bonds
1.250%	05/15/50		870	788,709
2.000%	02/15/50		4,515	4,901,597
2.250%	08/15/46		3,434	3,917,979
2.250%	08/15/49		305	348,891
2.375%	11/15/49		30	35,227
3.000%	11/15/44		38	49,151
3.125%	05/15/48		65	87,202
3.750%	11/15/43		416	598,325
3.875%	08/15/40		2,315	3,314,067
4.375%	02/15/38		100	148,453
U.S. Treasury Notes
0.375%	03/31/22		5,100	5,116,336
0.500%	03/15/23	(a)	14,300	14,415,070
0.500%	03/31/25		2,700	2,724,469
0.625%	03/31/27		5,200	5,229,250
0.625%	05/15/30		2,120	2,071,969
1.625%	08/15/29		85	90,897

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.750%	12/31/24		341	$361,194
1.750%	12/31/26		160	171,863
1.875%	08/31/24		45	47,704
2.125%	01/31/21		2,000	2,002,812
2.125%	02/29/24		30	31,835
2.500%	01/31/21	(k)	40,098	40,165,252
2.500%	05/15/24		90	96,961
2.500%	02/28/26		4,940	5,474,523
2.625%	12/31/23		12,550	13,468,699
2.875%	11/30/23		3,400	3,667,484

TOTAL U.S. TREASURY OBLIGATIONS (cost $108,599,575)				109,325,919

TOTAL LONG-TERM INVESTMENTS (cost $2,666,430,506)				3,132,220,653

			Shares

SHORT-TERM INVESTMENTS — 13.0%

AFFILIATED MUTUAL FUNDS — 13.0%
PGIM Core Ultra Short Bond Fund(w)			215,798,994	215,798,994
PGIM Institutional Money Market Fund (cost $216,693,522; includes $216,652,828 of cash collateral for securities on loan)(b)(w)			216,778,515	216,670,125

TOTAL AFFILIATED MUTUAL FUNDS (cost $432,492,516)				432,469,119

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
0.111%	03/11/21		564	563,922

(cost $563,880)
TOTAL SHORT-TERM INVESTMENTS (cost $433,056,396)				433,033,041

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—106.7% (cost $3,099,486,902)				3,565,253,694

			Shares

SECURITIES SOLD SHORT — (0.7)%

COMMON STOCKS
United States
Acacia Communications, Inc.*			53,940	(3,935,462)
Beyond Meat, Inc.*			8,969	(1,121,125)
Intel Corp.			24,080	(1,199,666)
Kroger Co. (The)			26,656	(846,595)
National General Holdings Corp.			91,047	(3,111,986)
Navistar International Corp.*			14,806	(650,872)
Pinnacle West Capital Corp.			4,310	(344,585)
Sirius XM Holdings, Inc.			558,127	(3,555,269)
Tiffany &Co.			24,292	(3,193,183)
Varian Medical Systems, Inc.*			21,699	(3,797,542)
Walgreens Boots Alliance, Inc.			8,073	(321,951)

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
Walmart, Inc.	2,181	$(314,391)

TOTAL SECURITIES SOLD SHORT (proceeds received $21,689,328)		(22,392,627)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—106.0% (cost $3,077,797,574)		3,542,861,067
Liabilities in excess of other assets(z) — (6.0)%		(201,631,196)

NET ASSETS — 100.0%		$3,341,229,871

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,755,443 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $213,074,557; cash collateral of $216,652,828 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
171	2 Year U.S. Treasury Notes	Mar. 2021	$37,786,992	$30,362
6	5 Year U.S. Treasury Notes	Mar. 2021	756,984	1,019
131	20 Year U.S. Treasury Bonds	Mar. 2021	22,687,563	(33,924)
235	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	50,187,188	(637,011)
36	DJ US Real Estate Index	Mar. 2021	1,205,640	10,197
1,880	Mini MSCI EAFE Index	Mar. 2021	200,295,200	3,966,800
595	Mini MSCI Emerging Markets Index	Mar. 2021	38,323,950	1,065,515
499	Russell 2000 E-Mini Index	Mar. 2021	49,271,260	1,368,625
598	S&P 500 E-Mini Index	Mar. 2021	112,089,120	2,626,749

				8,398,332

Short Positions:
1,364	10 Year U.S. Treasury Notes	Mar. 2021	188,338,569	(133,028)
197	10 Year U.S. Ultra Treasury Notes	Mar. 2021	30,802,798	94,550
1,769	MSCI Europe Index	Mar. 2021	51,066,766	(855,147)

				(893,625)

				$7,504,707

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/29/21	Merrill Lynch International	AUD	10,865	$7,754,770	$8,379,434	$624,664	$—
British Pound,
Expiring 01/04/21	Citibank, N.A.	GBP	1,102	1,498,369	1,506,916	8,547	—
Expiring 01/29/21	Barclays Bank PLC	GBP	412	550,965	563,775	12,810	—
Expiring 01/29/21	Merrill Lynch International	GBP	1,494	1,950,397	2,042,906	92,509	—
Expiring 01/29/21	Royal Bank of Canada	GBP	8,898	12,100,344	12,170,868	70,524	—
Expiring 01/29/21	Royal Bank of Canada	GBP	867	1,157,527	1,186,386	28,859	—
Expiring 01/29/21	Royal Bank of Canada	GBP	439	598,069	601,008	2,939	—
Expiring 01/29/21	State Street Bank & Trust Company	GBP	1,246	1,675,489	1,704,152	28,663	—
Canadian Dollar,
Expiring 01/29/21	State Street Bank & Trust Company	CAD	15,335	11,630,839	12,048,773	417,934	—
Danish Krone,
Expiring 01/29/21	Merrill Lynch International	DKK	3,348	539,265	549,914	10,649	—
Expiring 01/29/21	State Street Bank & Trust Company	DKK	1,161	190,882	190,742	—	(140)
Euro,
Expiring 01/04/21	Citibank, N.A.	EUR	10,537	12,911,532	12,873,872	—	(37,660)
Expiring 01/29/21	Barclays Bank PLC	EUR	687	836,007	839,476	3,469	—
Expiring 01/29/21	Merrill Lynch International	EUR	3,200	3,839,110	3,912,016	72,906	—
Expiring 01/29/21	Merrill Lynch International	EUR	1,657	1,967,397	2,025,356	57,959	—
Expiring 01/29/21	Royal Bank of Canada	EUR	1,036	1,267,314	1,266,437	—	(877)
Expiring 01/29/21	Royal Bank of Canada	EUR	540	655,707	660,474	4,767	—
Expiring 01/29/21	State Street Bank & Trust Company	EUR	290	352,875	354,839	1,964	—
Hong Kong Dollar,
Expiring 01/04/21	The Toronto-Dominion Bank	HKD	23,563	3,039,634	3,039,443	—	(191)
Expiring 01/29/21	State Street Bank & Trust Company	HKD	19,572	2,524,704	2,524,841	137	—
Japanese Yen,
Expiring 01/04/21	Citibank, N.A.	JPY	210,780	2,045,801	2,041,467	—	(4,334)
Expiring 01/29/21	Barclays Bank PLC	JPY	229,568	2,182,002	2,224,105	42,103	—
Expiring 01/29/21	Merrill Lynch International	JPY	2,706,248	25,832,026	26,218,680	386,654	—
Norwegian Krone,
Expiring 01/29/21	State Street Bank & Trust Company	NOK	5,389	581,931	628,477	46,546	—
Expiring 01/29/21	The Toronto-Dominion Bank	NOK	635	74,014	74,059	45	—
Swedish Krona,
Expiring 01/29/21	Merrill Lynch International	SEK	3,984	467,419	484,439	17,020	—
Expiring 01/29/21	State Street Bank & Trust Company	SEK	3,149	374,770	382,897	8,127	—
Expiring 01/29/21	The Toronto-Dominion Bank	SEK	1,430	173,191	173,917	726	—
Swiss Franc,
Expiring 01/04/21	Citibank, N.A.	CHF	1,151	1,302,269	1,300,438	—	(1,831)
Expiring 01/29/21	Royal Bank of Canada	CHF	1,452	1,644,398	1,641,103	—	(3,295)
Expiring 01/29/21	Royal Bank of Canada	CHF	698	784,263	788,719	4,456	—
Expiring 01/29/21	Royal Bank of Canada	CHF	413	457,372	467,310	9,938	—
Expiring 01/29/21	Royal Bank of Canada	CHF	410	449,952	464,081	14,129	—
Expiring 01/29/21	State Street Bank & Trust Company	CHF	2,675	2,958,901	3,024,861	65,960	—
Expiring 01/29/21	State Street Bank & Trust Company	CHF	109	122,464	122,851	387	—

				$106,491,969	$108,479,032	2,035,391	(48,328)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/04/21	The Toronto-Dominion Bank	GBP	1,102	$1,470,301	$1,506,916	$—	$(36,615)
Expiring 01/29/21	Citibank, N.A.	GBP	243	329,022	332,433	—	(3,411)
Expiring 02/03/21	Citibank, N.A.	GBP	1,102	1,498,645	1,507,233	—	(8,588)

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Danish Krone,
Expiring 01/29/21	Merrill Lynch International	DKK	37,729	$6,007,107	$6,197,089	$—	$(189,982)
Expiring 01/29/21	State Street Bank & Trust Company	DKK	4,396	697,578	722,096	—	(24,518)
Expiring 01/29/21	The Toronto-Dominion Bank	DKK	2,032	334,738	333,715	1,023	—
Euro,
Expiring 01/04/21	The Toronto-Dominion Bank	EUR	9,637	11,476,098	11,774,079	—	(297,981)
Expiring 01/04/21	The Toronto-Dominion Bank	EUR	900	1,092,445	1,099,794	—	(7,349)
Expiring 01/27/21	Barclays Bank PLC	EUR	62	75,992	76,309	—	(317)
Expiring 01/27/21	Citibank, N.A.	EUR	856	1,041,609	1,046,419	—	(4,810)
Expiring 01/29/21	Citibank, N.A.	EUR	3,239	3,876,782	3,959,686	—	(82,904)
Expiring 01/29/21	Merrill Lynch International	EUR	630	747,865	770,189	—	(22,324)
Expiring 01/29/21	Royal Bank of Canada	EUR	1,205	1,480,385	1,473,405	6,980	—
Expiring 01/29/21	Royal Bank of Canada	EUR	647	790,750	791,518	—	(768)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	46,438	56,938,233	56,771,183	167,050	—
Expiring 01/29/21	State Street Bank & Trust Company	EUR	19,478	23,084,459	23,811,749	—	(727,290)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	3,430	4,055,689	4,193,363	—	(137,674)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	1,516	1,797,265	1,853,866	—	(56,601)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	703	832,208	859,470	—	(27,262)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	680	794,249	830,813	—	(36,564)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	540	655,829	660,474	—	(4,645)
Expiring 01/29/21	The Toronto-Dominion Bank	EUR	947	1,149,548	1,158,243	—	(8,695)
Expiring 02/03/21	Citibank, N.A.	EUR	10,537	12,920,428	12,882,802	37,626	—
Hong Kong Dollar,
Expiring 01/04/21	Royal Bank of Canada	HKD	2,300	296,702	296,686	16	—
Expiring 01/04/21	The Toronto-Dominion Bank	HKD	21,263	2,743,287	2,742,757	530	—
Expiring 01/29/21	Royal Bank of Canada	HKD	15,358	1,981,118	1,981,290	—	(172)
Expiring 02/03/21	The Toronto-Dominion Bank	HKD	23,563	3,039,633	3,039,763	—	(130)
Japanese Yen,
Expiring 01/04/21	Citibank, N.A.	JPY	58,677	563,838	568,304	—	(4,466)
Expiring 01/04/21	The Toronto-Dominion Bank	JPY	152,103	1,458,401	1,473,163	—	(14,762)
Expiring 01/29/21	State Street Bank & Trust Company	JPY	200,299	1,926,498	1,940,535	—	(14,037)
Expiring 01/29/21	State Street Bank & Trust Company	JPY	172,988	1,675,205	1,675,940	—	(735)
Expiring 01/29/21	The Toronto-Dominion Bank	JPY	98,804	952,623	957,231	—	(4,608)
Expiring 01/29/21	The Toronto-Dominion Bank	JPY	60,652	583,813	587,607	—	(3,794)
Expiring 02/03/21	Citibank, N.A.	JPY	210,780	2,046,542	2,042,190	4,352	—
Swedish Krona,
Expiring 01/29/21	Merrill Lynch International	SEK	23,196	2,654,657	2,820,284	—	(165,627)
Expiring 01/29/21	Royal Bank of Canada	SEK	2,556	310,878	310,715	163	—
Expiring 01/29/21	The Toronto-Dominion Bank	SEK	7,052	853,749	857,414	—	(3,665)
Expiring 01/29/21	The Toronto-Dominion Bank	SEK	6,520	751,061	792,721	—	(41,660)
Swiss Franc,
Expiring 01/04/21	Citibank, N.A.	CHF	1,151	1,262,365	1,300,438	—	(38,073)
Expiring 01/29/21	State Street Bank & Trust Company	CHF	1,628	1,842,838	1,840,246	2,592	—
Expiring 02/03/21	Citibank, N.A.	CHF	1,151	1,303,427	1,301,621	1,806	—

				$159,393,860	$161,141,749	222,138	(1,970,027)

						$2,257,529	$(2,018,355)

Cross currency exchange contracts outstanding at December 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/29/21	Buy	AUD	8,670	GBP	4,941	$—	$(72,303)	State Street Bank & Trust Company
01/29/21	Buy	EUR	245	DKK	1,820	44	—	The Toronto-Dominion Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Cross currency exchange contracts outstanding at December 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
01/29/21	Buy	EUR	474	CHF	513	$—	$(662)	Royal Bank of Canada
01/29/21	Buy	EUR	801	GBP	727	—	(14,616)	Citibank, N.A.
01/29/21	Buy	JPY	1,763,556	GBP	12,834	—	(468,183)	State Street Bank & Trust Company

						$44	$(555,764)

Total return swap agreements outstanding at December 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
3I Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	397	$26,173	$—	$26,173
AIB Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	EUR	401	22,013	—	22,013
Ashtead Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	304	20,336	—	20,336
Astrazeneca PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	252	(28,578)	—	(28,578)
AXA SA PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	EUR	323	(364)	—	(364)
Bank of Ireland Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	EUR	459	84,498	—	84,498
BHP GROUP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	639	(2,876)	—	(2,876)
Boohoo Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	286	46,204	—	46,204
BP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	607	(63,185)	—	(63,185)
Centrica PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	204	14,159	—	14,159
Computacenter PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	232	30,725	—	30,725
Dunelm Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	201	6,407	—	6,407
Ferguson PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	414	28,287	—	28,287
Games Workshop Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	201	35,098	—	35,098
Hikma Pharmaceuticals PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	366	282	—	282
Informa PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	288	(14,697)	—	(14,697)
Intermediate Capital Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	475	26,777	—	26,777
National Express Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	467	(16,458)	—	(16,458)
Next PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	566	53,785	—	53,785
Persimmon PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	441	12,814	—	12,814
Prudential PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	341	31,131	—	31,131
Rio Tinto PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP	653	3,960	—	3,960

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Total return swap agreements outstanding at December 31, 2020 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Segro PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP 383	$30,417	$—	$30,417
Smurfit Kappa Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	EUR 394	17,091	—	17,091
Spirent Communications PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP 270	12,326	—	12,326
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/21	GBP 618	46,667	—	46,667

					$422,992	$—	$422,992

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$549,150	$(126,158)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$3,972,000	$30,024,256

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$4,936,873	$—	$—
Australia	—	9,987,031	—
Austria	—	4,976,068	—
Belgium	—	5,363,959	—
Brazil	3,029,123	4,440,043	—
Canada	19,090,857	—	—
Chile	158,419	53,069	—
China	15,977,077	77,057,122	—
Colombia	125,227	—	—
Czech Republic	—	89,626	—
Denmark	—	18,186,656	—
Finland	—	5,531,457	—

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
France	$—	$60,652,944	$—
Germany	—	37,248,019	—
Greece	—	256,685	—
Hong Kong	84,373	23,666,692	—
Hungary	—	304,305	—
India	23,273,510	7,344,604	—
Indonesia	—	8,286,710	—
Ireland	2,830,225	—	—
Italy	2,199,031	2,474,081	—
Japan	—	25,827,714	—
Luxembourg	—	397,145	—
Macau	—	1,056,775	—
Malaysia	—	607,409	—
Mexico	4,545,920	—	—
Netherlands	17,666,277	22,785,126	—
Norway	—	579,597	—
Peru	2,328,264	—	—
Philippines	—	267,857	—
Poland	—	1,360,955	—
Qatar	—	189,180	—
Russia	2,423,240	1,231,324	—
Saudi Arabia	—	1,480,512	—
Singapore	—	62,477	—
South Africa	40,723	8,231,091	—
South Korea	—	39,337,526	—
Spain	—	14,907,093	—
Sweden	—	20,623,686	—
Switzerland	—	45,141,762	—
Taiwan	25,146,412	20,776,906	—
Tanzania	109,164	—	—
Thailand	—	1,076,080	—
Turkey	—	175,180	—
United Arab Emirates	—	86,829	—
United Kingdom	3,649,350	63,266,273	—
United States	1,247,059,074	5,368,050	354,334
Preferred Stocks
Brazil	—	875,107	—
Germany	—	3,862,450	—
United States	9,833,333	—	626,692
Rights
United States	—	—	15,521
Warrants
United States	—	90,373	—
Asset-Backed Securities
Cayman Islands	—	548,733	—
United States	—	43,918,340	—
Bank Loans
Canada	—	275,566	—
United States	—	1,655,826	591,592
Commercial Mortgage-Backed Securities
United States	—	17,723,794	—
Convertible Bonds
Argentina	—	3,142,450	—
Canada	—	1,167,916	—
China	—	3,693,902	—
France	—	6,514,313	—
Germany	—	1,658,837	—
Japan	—	2,280,230	—
Spain	—	4,379,457	—

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Convertible Bonds (continued)
Switzerland	$—	$2,503,454	$—
Taiwan	—	2,368,697	—
United Kingdom	—	5,309,179	—
United States	—	68,342,180	—
Corporate Bonds
Australia	—	7,209,479	—
Azerbaijan	—	257,631	—
Bahrain	—	459,564	—
Belgium	—	6,342,208	—
Brazil	—	2,652,408	—
Canada	—	15,312,184	—
Cayman Islands	—	301,127	—
Chile	—	1,165,148	—
China	—	435,815	—
Colombia	—	679,897	—
Denmark	—	2,434,323	—
France	—	19,016,933	—
Germany	—	3,502,581	—
Hong Kong	—	213,949	—
India	—	213,511	—
Indonesia	—	1,779,491	—
Ireland	—	7,613,284	—
Israel	—	284,309	—
Italy	—	3,277,544	—
Japan	—	13,742,631	—
Kazakhstan	—	1,014,815	—
Luxembourg	—	4,861,459	—
Malaysia	—	268,061	—
Mexico	—	4,470,493	—
Netherlands	—	3,626,722	—
Norway	—	278,296	—
Panama	—	704,820	—
Peru	—	1,499,363	—
Portugal	—	1,698,170	—
Saudi Arabia	—	333,314	—
South Africa	—	866,358	—
South Korea	—	218,408	—
Spain	—	3,256,353	—
Switzerland	—	11,522,348	—
Trinidad & Tobago	—	212,248	—
United Arab Emirates	—	1,058,460	—
United Kingdom	—	32,182,520	—
United States	—	608,139,895	167,304
Municipal Bond
New York	—	258,798	—
Residential Mortgage-Backed Securities
United States	—	81,057,882	—
Sovereign Bonds
Angola	—	756,927	—
Argentina	—	591,804	—
Armenia	—	201,706	—
Azerbaijan	—	159,180	—
Bahrain	—	712,909	—
Belarus	—	939,491	—
Bermuda	—	335,569	—
Brazil	—	291,309	—
Colombia	—	1,053,694	—
Costa Rica	—	355,412	—
Dominican Republic	—	1,714,604	—

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Ecuador	$—	$577,088	$—
Egypt	—	1,954,616	—
El Salvador	—	981,562	—
Ethiopia	—	203,552	—
Ghana	—	1,032,437	—
Guatemala	—	508,345	—
Honduras	—	173,860	—
Hungary	—	142,029	—
Indonesia	—	356,154	—
Iraq	—	218,258	—
Ivory Coast	—	763,418	—
Jamaica	—	530,349	—
Jordan	—	433,702	—
Kenya	—	738,743	—
Luxembourg	—	132,637	—
Mexico	—	4,212,432	—
Mongolia	—	214,845	—
Morocco	—	456,167	—
Nigeria	—	1,180,307	—
Oman	—	824,427	—
Pakistan	—	261,425	—
Panama	—	934,855	—
Paraguay	—	1,381,292	—
Peru	—	256,253	—
Qatar	—	807,118	—
Romania	—	864,158	—
Russia	—	993,026	—
Saudi Arabia	—	520,323	—
Senegal	—	220,108	—
Serbia	—	126,479	—
South Africa	—	805,694	—
Sri Lanka	—	285,208	—
Trinidad & Tobago	—	216,249	—
Turkey	—	1,523,993	—
Ukraine	—	1,711,276	—
United Arab Emirates	—	448,598	—
Uruguay	—	878,292	—
Uzbekistan	—	217,737	—
U.S. Government Agency Obligations	—	45,943,980	—
U.S. Treasury Obligations	—	109,889,841	—
Affiliated Mutual Funds	432,469,119	—	—

Total	$1,816,975,591	$1,746,522,660	$1,755,443

Liabilities
Common Stocks
United States	$(22,392,627)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$9,163,817	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,257,529	—
OTC Cross Currency Exchange Contracts	—	44	—
OTC Total Return Swap Agreements	—	549,150	—

Total	$9,163,817	$2,806,723	$—

Liabilities
Futures Contracts	$(1,659,110)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(2,018,355)	$—
OTC Cross Currency Exchange Contracts	—	(555,764)	—
OTC Total Return Swap Agreements	—	(126,158)	—

Total	$(1,659,110)	$(2,700,277)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (6.5% represents investments purchased with collateral from securities on loan)	13.0%
Banks	9.0
Software	4.1
Semiconductors & Semiconductor Equipment	4.0
Pharmaceuticals	3.7
Media	3.5
U.S. Treasury Obligations	3.3
Equity Real Estate Investment Trusts (REITs)	3.2
Residential Mortgage-Backed Securities	3.1
Internet & Direct Marketing Retail	3.0
Insurance	2.5
IT Services	2.5
Technology Hardware, Storage & Peripherals	2.1
Capital Markets	2.0
Machinery	1.9
Interactive Media & Services	1.8
Beverages	1.8
Telecommunications	1.8
Oil & Gas	1.8
U.S. Government Agency Obligations	1.4
Aerospace & Defense	1.4
Health Care Providers & Services	1.3
Entertainment	1.3
Automobiles	1.3
Electric Utilities	1.2
Healthcare-Services	1.2
Biotechnology	1.1
Specialty Retail	1.1
Road & Rail	1.1
Sovereign Bonds	1.1
Electric	1.0
Health Care Equipment & Supplies	1.0
Diversified Financial Services	1.0
Oil, Gas & Consumable Fuels	0.9
Household Durables	0.9
Chemicals	0.8
Electrical Equipment	0.8
Textiles, Apparel & Luxury Goods	0.8
Hotels, Restaurants & Leisure	0.7
Commercial Services	0.7
Food Products	0.7
Retail	0.7
Internet	0.7
Auto Manufacturers	0.6

Life Sciences Tools & Services	0.6%
Containers & Packaging	0.6
Pipelines	0.5
Real Estate Investment Trusts (REITs)	0.5
Electronic Equipment, Instruments & Components	0.5
Commercial Mortgage-Backed Securities	0.5
Food & Staples Retailing	0.5
Professional Services	0.5
Building Products	0.5
Metals & Mining	0.4
Semiconductors	0.4
Foods	0.4
Household Products	0.4
Personal Products	0.4
Construction & Engineering	0.4
Agriculture	0.4
Consumer Finance	0.4
Computers	0.4
Commercial Services & Supplies	0.4
Construction Materials	0.3
Diversified Telecommunication Services	0.3
Lodging	0.3
Mining	0.2
Real Estate Management & Development	0.2
Industrial Conglomerates	0.2
Packaging & Containers	0.2
Airlines	0.2
Transportation	0.2
Healthcare-Products	0.2
Multi-Utilities	0.2
Building Materials	0.2
Gas	0.2
Trading Companies & Distributors	0.2
Communications Equipment	0.2
Home Furnishings	0.2
Home Equity Loans	0.1
Auto Parts & Equipment	0.1
Distributors	0.1
Investment Companies	0.1
Miscellaneous Manufacturing	0.1
Electrical Components & Equipment	0.1
Other	0.1
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.1
Thrifts & Mortgage Finance	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Toys/Games/Hobbies	0.1%
Gas Utilities	0.1
Consumer Loans	0.1
Leisure Products	0.1
Housewares	0.1
Iron/Steel	0.1
Household Products/Wares	0.0	*
Engineering & Construction	0.0	*
Electronics	0.0	*
Multiline Retail	0.0	*
Health Care Technology	0.0	*
Auto Components	0.0	*
Leisure Time	0.0	*
Home Builders	0.0	*
Holding Companies-Diversified	0.0	*
Distribution/Wholesale	0.0	*
Savings & Loans	0.0	*
Environmental Control	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Apparel	0.0	*
Advertising	0.0	*
Office/Business Equipment	0.0	*
Real Estate	0.0	*
Air Freight & Logistics	0.0	*
Oil & Gas Services	0.0	*
Food Service	0.0	*
Tobacco	0.0	*
Marine	0.0	*
Machinery-Diversified	0.0	*

Cosmetics/Personal Care	0.0	*%
Transportation Infrastructure	0.0	*
Water	0.0	*
Municipal Bond	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Metal Fabricate/Hardware	0.0	*
Energy Equipment & Services	0.0	*
Manufactured Housing	0.0	*
Hand/Machine Tools	0.0	*
Machinery-Construction & Mining	0.0	*
Securities Sold Short
Electric Utilities	(0.0	)*
Machinery	(0.0	)*
Food & Staples Retailing	(0.0	)*
Food Products	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Insurance	(0.1)
Specialty Retail	(0.1)
Media	(0.1)
Health Care Equipment & Supplies	(0.1)
Communications Equipment	(0.1)

	106.0
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$9,037,886	*	Due from/to broker-variation margin futures	$855,147	*
Equity contracts	Unaffiliated investments	105,894		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	549,150		Unrealized depreciation on OTC swap agreements	126,158
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	44		Unrealized depreciation on OTC cross currency exchange contracts	555,764
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,257,529		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,018,355
Interest rate contracts	Due from/to broker-variation margin futures	125,931	*	Due from/to broker-variation margin futures	803,963	*

		$12,076,434			$4,359,387

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Equity contracts	$16,529	$1,230	$(254,489)	$81,139	$133,285,981	$—	$(995,795)
Foreign exchange contracts	—	—	—	—	—	(5,328,743)	—
Interest rate contracts	—	—	—	—	10,496,279	—	—

Total	$16,529	$1,230	$(254,489)	$81,139	$143,782,260	$(5,328,743)	$(995,795)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$3,325	$(20,778)	$2,858,916	$—	$(129,247)
Foreign exchange contracts	—	—	—	617,979	—
Interest rate contracts	—	—	(1,390,543)	—	—

Total	$3,325	$(20,778)	$1,468,373	$617,979	$(129,247)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$37,250	$460	$852,552,812	$317,754,150	$129,383,266

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)
$178,338,567	$6,892,685

Total Return Swap Agreements(2)
$11,133,461

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities On Loan	N/A	$213,074,557	$(213,074,557)	$—
Securities Sold Short	BNP Paribas S.A.	$(22,392,627)	$22,392,627	$—

		$190,681,930

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$549,150	$(126,158)	$422,992	$(422,992)	$—
Barclays Bank PLC	58,382	(317)	58,065	—	58,065
Citibank, N.A.	52,331	(200,693)	(148,362)	—	(148,362)
Merrill Lynch International	1,262,361	(377,933)	884,428	—	884,428
Royal Bank of Canada	142,771	(5,774)	136,997	—	136,997
State Street Bank & Trust Company	739,360	(1,569,952)	(830,592)	—	(830,592)
The Toronto-Dominion Bank	2,368	(419,450)	(417,082)	—	(417,082)

	$2,806,723	$(2,700,277)	$106,446	$422,992)	$(316,546)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $213,074,557:
Unaffiliated investments (cost $2,666,994,386)	$3,132,784,575
Affiliated investments (cost $432,492,516)	432,469,119
Foreign currency, at value (cost $2,297,919)	2,288,468
Cash	6,401
Deposit with broker for securities sold short	14,520,052
Dividends and interest receivable	11,340,901
Deposit with broker for centrally cleared/exchange-traded derivatives	3,972,000
Receivable for investments sold	3,455,271
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,257,529
Tax reclaim receivable	1,947,808
Unrealized appreciation on OTC swap agreements	549,150
Receivable from affiliate	143,755
Receivable for Portfolio shares sold	41,327
Unrealized appreciation on OTC cross currency exchange contracts	44
Prepaid expenses and other assets	579,476

Total Assets	3,606,355,876

LIABILITIES
Payable to broker for collateral for securities on loan	216,652,828
Securities sold short, at value (proceeds received
$21,689,328)	22,392,627
Payable for investments purchased	19,579,782
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,018,355
Management fee payable	1,065,727
Due to broker-variation margin futures	731,212
Payable for Portfolio shares purchased	630,892
Accrued expenses and other liabilities	593,100
Unrealized depreciation on OTC cross currency exchange contracts	555,764
Payable to affiliate	450,141
Foreign capital gains tax liability accrued	211,550
Unrealized depreciation on OTC swap agreements	126,158
Distribution fee payable	90,829
Dividends payable on securities sold short	22,147
Trustees’ fees payable	4,492
Affiliated transfer agent fee payable	401

Total Liabilities	265,126,005

NET ASSETS	$3,341,229,871

Net assets were comprised of:
Partners’ Equity	$3,341,229,871

Net asset value and redemption price per share, $3,341,229,871 / 163,957,827 outstanding shares of beneficial interest	$20.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $573 foreign withholding tax)	$30,612,641
Unaffiliated dividend income (net of $1,218,992 foreign withholding tax, of which $212,664 is reimbursable by an affiliate)	23,978,235
Affiliated dividend income	2,739,364
Income from securities lending, net (including affiliated income of $423,824)	462,996

Total income	57,793,236

EXPENSES
Management fee	21,921,955
Distribution fee	7,231,547
Custodian and accounting fees	897,562
Dividends on securities sold short	232,692
Broker fees and expenses on short sales	93,029
Audit fee	72,564
Trustees’ fees	47,570
Legal fees and expenses	36,555
Shareholders’ reports	16,492
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,058
Miscellaneous	134,777

Total expenses	30,691,801

NET INVESTMENT INCOME (LOSS)	27,101,435

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(138,968))	(52,127,899)
Futures transactions	143,782,260
Forward and cross currency contract transactions	(5,328,743)
Options written transactions	81,139
Short sales transactions	(183,153)
Swap agreements transactions	(995,795)
Foreign currency transactions	(3,686,837)

81,540,972

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(33,533)) (net of change in foreign capital gains taxes $(197,389))	197,430,844
Futures	1,468,373
Forward and cross currency contracts	617,979
Short sales	(400,590)
Swap agreements	(129,247)
Foreign currencies	42,516

199,029,875

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	280,570,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$307,672,282

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,101,435	$50,128,488
Net realized gain (loss) on investment and foreign currency transactions	81,540,972	165,128,684
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	199,029,875	330,809,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,672,282	546,066,712

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [94,514,108 and 12,072,468 shares, respectively]	1,463,941,298	192,132,283
Portfolio shares purchased [112,897,477 and 12,179,647 shares, respectively]	(1,715,260,295)	(205,445,312)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(251,318,997)	(13,313,029)

CAPITAL CONTRIBUTIONS	—	13,875

TOTAL INCREASE (DECREASE)	56,353,285	532,767,558
NET ASSETS:
Beginning of year	3,284,876,586	2,752,109,028

End of year.	$3,341,229,871	$3,284,876,586

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 92.8%
COMMON STOCKS — 33.4%	Shares	Value
Aerospace & Defense — 0.4%
Airbus SE (France)*	23,105	$2,538,855
General Dynamics Corp.	6,702	997,392
Northrop Grumman Corp.	1,919	584,758
Raytheon Technologies Corp.	21,940	1,568,929
Remington Outdoor Co., Inc.*^	11,576	1
Safran SA (France)*	20,518	2,919,737

		8,609,672

Airlines — 0.1%
Japan Airlines Co. Ltd. (Japan)*	56,900	1,104,147
Ryanair Holdings PLC (Ireland), ADR*	11,949	1,314,151
Wizz Air Holdings PLC (Switzerland), 144A*	5,271	328,885

		2,747,183

Auto Components — 0.0%
Hanon Systems (South Korea)	15,513	232,764
Mando Corp. (South Korea)	8,220	447,118

		679,882

Automobiles — 0.4%
General Motors Corp. Escrow Shares*^.	110,000	11
Maruti Suzuki India Ltd. (India)	2,999	314,861
Tesla, Inc.*	9,065	6,396,898
Thor Industries, Inc.(a)	11,381	1,058,319
Toyota Motor Corp. (Japan)	27,600	2,128,821
XPeng, Inc. (China), ADR*(a)	3,999	171,277

		10,070,187

Banks — 2.5%
Bank Central Asia Tbk PT (Indonesia)	1,251,600	3,020,876
Bank of America Corp.	169,748	5,145,062
BNP Paribas SA (France)*	29,448	1,558,963
Capitec Bank Holdings Ltd. (South Africa)*	3,175	310,676
China Merchants Bank Co. Ltd. (China) (Class H Stock)	137,500	870,327
Citigroup, Inc.	22,763	1,403,567
Citizens Financial Group, Inc.	45,041	1,610,666
Commerce Bancshares, Inc.	8,507	558,910
Concordia Private Placement*	8,261	36,431
Credicorp Ltd. (Peru)(a)	9,667	1,585,581
Cullen/Frost Bankers, Inc.	6,897	601,625
Erste Group Bank AG (Austria)*	66,972	2,049,471
Fifth Third Bancorp	12,448	343,191
First Hawaiian, Inc.	17,668	416,611
First Horizon Corp.	54,042	689,576
First Republic Bank	9,045	1,328,982
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)*	115,610	637,033
HDFC Bank Ltd. (India)*	26,231	517,531
HDFC Bank Ltd. (India), ADR*	83,982	6,068,496
IndusInd Bank Ltd. (India)*	23,452	288,984
ING Groep NV (Netherlands)*	135,599	1,285,347
Itau Unibanco Holding SA (Brazil), ADR(a)	62,180	378,676
KBC Group NV (Belgium)*	41,873	2,951,718

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Kotak Mahindra Bank Ltd. (India)*	16,668	$456,108
M&T Bank Corp.	13,268	1,689,016
OTP Bank Nyrt (Hungary)*	7,310	329,524
Ping An Bank Co. Ltd. (China) (Class A Stock)	223,900	665,041
PNC Financial Services Group, Inc. (The)	13,387	1,994,663
Sberbank of Russia PJSC (Russia), ADR(a)	60,168	872,436
ServisFirst Bancshares, Inc.	11,982	482,755
Shinhan Financial Group Co. Ltd. (South Korea)	11,183	330,519
Signature Bank	5,051	683,350
SVB Financial Group*	1,914	742,307
Svenska Handelsbanken AB (Sweden) (Class A Stock)*	248,412	2,500,363
TCS Group Holding PLC (Russia), GDR	7,155	235,824
Toronto-Dominion Bank (The) (Canada)	51,898	2,932,284
Truist Financial Corp.	69,986	3,354,429
U.S. Bancorp	26,824	1,249,730
Wells Fargo & Co.	144,030	4,346,825
Western Alliance Bancorp	10,032	601,418

		57,124,892

Beverages — 0.8%
Budweiser Brewing Co. APAC Ltd. (China), 144A	109,000	361,013
Carlsberg A/S (Denmark) (Class B Stock)	13,662	2,176,398
Coca-Cola Co. (The)	93,370	5,120,411
Constellation Brands, Inc. (Class A Stock)	11,574	2,535,285
Diageo PLC (United Kingdom)	165,973	6,538,415
Keurig Dr. Pepper, Inc.	23,678	757,696
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	838	256,792
United Spirits Ltd. (India)*	24,239	192,690

		17,938,700

Biotechnology — 0.7%
AbbVie, Inc.	48,532	5,200,204
Alexion Pharmaceuticals, Inc.*	12,218	1,908,940
Alnylam Pharmaceuticals, Inc.*	3,696	480,370
Amgen, Inc.	8,994	2,067,901
Biogen, Inc.*	1,812	443,686
Exact Sciences Corp.*	7,838	1,038,457
Exelixis, Inc.*	29,162	585,281
Regeneron Pharmaceuticals, Inc.*	4,012	1,938,237
Vertex Pharmaceuticals, Inc.*	4,990	1,179,337
Zai Lab Ltd. (China)*	2,300	309,809

		15,152,222

Building Products — 0.3%
China Lesso Group Holdings Ltd. (China)	206,000	323,454
Fortune Brands Home & Security, Inc.	17,893	1,533,788

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Lennox International, Inc.(a)	2,584	$707,938
Trane Technologies PLC	31,261	4,537,847

		7,103,027

Capital Markets — 1.0%
BlackRock, Inc.	1,332	961,091
Blackstone Group, Inc. (The) (Class A Stock)	13,265	859,705
Charles Schwab Corp. (The)	58,314	3,092,974
FactSet Research Systems, Inc.	1,716	570,570
Focus Financial Partners, Inc. (Class A Stock)*	11,400	495,900
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	48,700	2,679,455
Invesco Ltd.	26,775	466,688
Lazard Ltd. (Class A Stock)	17,469	738,939
London Stock Exchange Group PLC (United Kingdom)	19,008	2,347,907
LPL Financial Holdings, Inc.	6,989	728,394
Moelis & Co. (Class A Stock)	10,170	475,549
Morgan Stanley	66,045	4,526,064
Morningstar, Inc.	3,179	736,161
Northern Trust Corp.	10,133	943,788
S&P Global, Inc.	2,346	771,200
State Street Corp.	23,451	1,706,764
StepStone Group, Inc. (Class A Stock)*	10,607	422,159
T. Rowe Price Group, Inc.	6,465	978,736

		23,502,044

Chemicals — 0.6%
Akzo Nobel NV (Netherlands)	21,651	2,331,659
Axalta Coating Systems Ltd.*	16,919	483,037
Eastman Chemical Co.	29,814	2,989,748
LG Chem Ltd. (South Korea)	3,425	2,611,507
Linde PLC (United Kingdom) (NYSE)	7,906	2,083,310
Linde PLC (United Kingdom) (BATS)	12,468	3,257,154
Wanhua Chemical Group Co. Ltd. (China) (Class A Stock)	18,800	263,019

		14,019,434

Commercial Services & Supplies — 0.2%
Copart, Inc.*	7,147	909,456
IAA, Inc.*	11,467	745,126
MSA Safety, Inc.(a)	4,983	744,410
Stericycle, Inc.*	6,838	474,078
Waste Connections, Inc.	10,207	1,046,932

		3,920,002

Communications Equipment — 0.1%
Accton Technology Corp. (Taiwan)	26,000	292,910
Cisco Systems, Inc.	21,276	952,101
CommScope Holding Co., Inc.*	75,474	1,011,351

		2,256,362

Construction & Engineering — 0.3%
Vinci SA (France)	52,503	5,230,630
WillScot Mobile Mini Holdings Corp.*	28,480	659,882

		5,890,512

COMMON STOCKS (continued)	Shares	Value
Construction Materials — 0.2%
LafargeHolcim Ltd. (Switzerland)*	55,578	$3,080,215
Martin Marietta Materials, Inc.	5,962	1,693,029
Siam Cement PCL (The) (Thailand)	20,500	258,727

		5,031,971

Consumer Finance — 0.3%
American Express Co.	10,431	1,261,212
Capital One Financial Corp.	52,837	5,222,937
Shriram Transport Finance Co. Ltd. (India)	17,424	250,644

		6,734,793

Containers & Packaging — 0.3%
AptarGroup, Inc.	7,712	1,055,696
Ball Corp.	8,621	803,305
Crown Holdings, Inc.*	7,321	733,564
Graphic Packaging Holding Co.	63,140	1,069,591
Packaging Corp. of America	9,125	1,258,429
Pactiv Evergreen, Inc.*	11,506	208,719
Westrock Co.	22,006	957,921
Yunnan Energy New Material Co. Ltd. (China) (Class A Stock)	14,400	314,230

		6,401,455

Distributors — 0.1%
LKQ Corp.*	17,754	625,651
Pool Corp.	3,824	1,424,440

		2,050,091

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	5,110	883,979
New Oriental Education & Technology Group, Inc. (China), ADR*	1,815	337,245
SAL TopCo LLC*^	15,668	2

		1,221,226

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. (Class B Stock)*	14,405	3,340,087
Chailease Holding Co. Ltd. (Taiwan)	97,458	581,984

		3,922,071

Diversified Telecommunication Services — 0.2%
Cellnex Telecom SA (Spain), 144A	32,445	1,952,282
Hellenic Telecommunications Organization SA (Greece)	13,526	218,699
Telkom Indonesia Persero Tbk PT (Indonesia)	1,017,000	239,618
Verizon Communications, Inc.	42,827	2,516,086
Windstream Holdings, Inc.*^	386	5,354

		4,932,039

Electric Utilities — 0.7%
American Electric Power Co., Inc.	18,676	1,555,151
Edison International	11,361	713,698
Entergy Corp.	6,572	656,148
Iberdrola SA (Spain)	322,004	4,601,473

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Korea Electric Power Corp. (South Korea)*	8,132	$205,414
NextEra Energy, Inc	71,796	5,539,061
Orsted A/S (Denmark), 144A	7,623	1,563,551
Portland General Electric Co.	8,114	347,036
Xcel Energy, Inc.	21,694	1,446,339

		16,627,871

Electrical Equipment — 0.4%
AMETEK, Inc.	7,286	881,169
Generac Holdings, Inc.*	8,666	1,970,735
Schneider Electric SE (France)	42,669	6,194,089
Shanghai Liangxin Electrical Co. Ltd. (China) (Class A Stock)	50,200	235,951
Zhejiang Chint Electrics Co. Ltd. (China) (Class A Stock)	47,399	285,340

		9,567,284

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	4,977	650,842
Arrow Electronics, Inc.*	8,779	854,197
BOE Technology Group Co. Ltd. (China) (Class A Stock)	409,188	376,974
Cognex Corp.	7,529	604,466
Keyence Corp. (Japan)	5,200	2,926,774
Keysight Technologies, Inc.*	8,158	1,077,590
Luxshare Precision Industry Co. Ltd. (China) (Class A Stock)	36,500	313,957
Sunny Optical Technology Group Co. Ltd. (China)	20,100	441,856
Zebra Technologies Corp. (Class A Stock)*	3,167	1,217,173

		8,463,829

Entertainment — 0.4%
CD Projekt SA (Poland)*	5,354	393,992
NCSoft Corp. (South Korea)	346	296,874
Netflix, Inc.*	7,151	3,866,760
Sea Ltd. (Taiwan), ADR*(a)	14,640	2,914,092
Spotify Technology SA*	2,799	880,733
Take-Two Interactive Software, Inc.*	5,377	1,117,287

		9,469,738

Equity Real Estate Investment Trusts (REITs) — 0.7%
American Campus Communities, Inc.	9,446	404,005
American Homes 4 Rent (Class A Stock)	31,641	949,230
Brixmor Property Group, Inc.	51,742	856,330
CubeSmart	17,237	579,336
EastGroup Properties, Inc.	9,264	1,278,988
Federal Realty Investment Trust	8,076	687,429
Kimco Realty Corp.	58,981	885,305
Lamar Advertising Co. (Class A Stock)	2,616	217,704
Mid-America Apartment Communities, Inc.	14,613	1,851,321
National Retail Properties, Inc.	15,802	646,618
Outfront Media, Inc.(a)	39,856	779,583
Prologis, Inc.	22,638	2,256,103

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Public Storage	5,621	$1,298,058
Rayonier, Inc.	34,022	999,566
Sun Communities, Inc.	6,274	953,334
VICI Properties, Inc.(a)	2,341	59,695
Weyerhaeuser Co.	25,386	851,193

		15,553,798

Food & Staples Retailing — 0.3%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	62,506	2,130,183
Bid Corp. Ltd. (South Africa)	10,745	192,284
BJ’s Wholesale Club Holdings, Inc.*	19,468	725,767
Casey’s General Stores, Inc.	3,128	558,723
Clicks Group Ltd. (South Africa)	25,973	447,384
Dino Polska SA (Poland), 144A*	3,791	294,077
Performance Food Group Co.*	20,757	988,241
Raia Drogasil SA (Brazil)	50,430	242,938
Sysco Corp.	9,993	742,080
Wal-Mart de Mexico SAB de CV (Mexico)	98,054	275,445
X5 Retail Group NV (Russia), GDR	8,661	314,752

		6,911,874

Food Products — 0.4%
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	9,253	285,734
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	48,500	330,812
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (China) (Class A Stock)	22,600	231,345
Kraft Heinz Co. (The)	19,917	690,323
Lamb Weston Holdings, Inc.	9,146	720,156
Nestle SA (Switzerland)	54,993	6,483,897
Post Holdings, Inc.*	13,485	1,362,120
Vitasoy International Holdings Ltd. (Hong Kong)	62,000	242,857

		10,347,244

Gas Utilities — 0.1%
Atmos Energy Corp.	6,909	659,326
China Gas Holdings Ltd. (China)	93,200	371,459
Kunlun Energy Co. Ltd. (China)	232,000	201,031

		1,231,816

Health Care Equipment & Supplies — 0.6%
Boston Scientific Corp.*	101,814	3,660,213
DexCom, Inc.*	2,606	963,490
ICU Medical, Inc.*	2,589	555,314
IDEXX Laboratories, Inc.*	1,560	779,797
Insulet Corp.*	1,857	474,705
Intuitive Surgical, Inc.*	1,559	1,275,418
Medtronic PLC.	11,807	1,383,072
STERIS PLC	3,216	609,561
West Pharmaceutical Services, Inc.	3,225	913,675
Zimmer Biomet Holdings, Inc.	17,708	2,728,626

		13,343,871

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	8,831	$863,319
Centene Corp.*	9,270	556,478
Chemed Corp.	1,237	658,839
Cigna Corp.	12,470	2,596,005
CVS Health Corp.	9,745	665,583
Encompass Health Corp.	10,709	885,527
HCA Healthcare, Inc.	3,767	619,521
McKesson Corp.	4,357	757,769
Molina Healthcare, Inc.*	5,139	1,092,963
Premier, Inc. (Class A Stock)	9,732	341,593
UnitedHealth Group, Inc.	20,374	7,144,754

		16,182,351

Health Care Technology — 0.0%
Certara, Inc.*(a)	7,931	267,433
Teladoc Health, Inc.*(a)	3,253	650,470

		917,903

Hotels, Restaurants & Leisure — 0.4%
Airbnb, Inc. (Class A Stock)*	3,191	468,439
Haidilao International Holding Ltd. (China), 144A.	43,000	332,320
Huazhu Group Ltd. (China)*	4,550	202,537
InterContinental Hotels Group PLC (United Kingdom)*	45,962	2,960,667
Las Vegas Sands Corp.	24,612	1,466,875
Planet Fitness, Inc. (Class A Stock)*	4,809	373,323
Sands China Ltd. (Macau)	72,800	321,627
Vail Resorts, Inc.	1,954	545,088
Wendy’s Co. (The)	23,068	505,651
Yum! Brands, Inc.	21,597	2,344,570

		9,521,097

Household Durables — 0.6%
Garmin Ltd.	9,027	1,080,171
Haier Smart Home Co. Ltd. (China) (Class H Stock)*	176,000	637,940
KB Home	13,080	438,442
Mohawk Industries, Inc.*	8,331	1,174,254
Newell Brands, Inc.	42,937	911,552
Persimmon PLC (United Kingdom)	68,823	2,610,479
Sony Corp. (Japan)	51,200	5,150,066
Taylor Wimpey PLC (United Kingdom)* .	763,368	1,738,793
Toll Brothers, Inc.	10,963	476,562

		14,218,259

Household Products — 0.3%
Energizer Holdings, Inc.(a)	24,035	1,013,796
Procter & Gamble Co. (The)	13,043	1,814,803
Reckitt Benckiser Group PLC (United Kingdom)	33,243	2,981,865
Reynolds Consumer Products, Inc.	18,552	557,302

		6,367,766

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Corp.	541	10,636

Industrial Conglomerates — 0.2%
Bidvest Group Ltd. (The) (South Africa)	24,470	262,204

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (cont’d.)
Carlisle Cos., Inc.	5,706	$891,163
Honeywell International, Inc.	15,490	3,294,723

		4,448,090

Insurance — 1.7%
AIA Group Ltd. (Hong Kong)	505,200	6,221,147
Alleghany Corp.	1,363	822,829
Allianz SE (Germany)	25,674	6,302,403
American International Group, Inc.	19,064	721,763
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	67,000	262,778
Chubb Ltd.	19,933	3,068,087
CNA Financial Corp.	9,490	369,730
Fairfax Financial Holdings Ltd. (Canada) (BATS)	1,072	365,488
Fairfax Financial Holdings Ltd. (Canada) (XTSE)	1,326	451,948
Hartford Financial Services Group, Inc. (The)	21,319	1,044,205
Kinsale Capital Group, Inc.	2,857	571,771
Legal & General Group PLC (United Kingdom)	758,819	2,788,810
Loews Corp.	63,574	2,862,102
Marsh & McLennan Cos., Inc.	4,972	581,724
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	593,500	7,290,091
Progressive Corp. (The)	11,482	1,135,340
RLI Corp.	7,929	825,805
Travelers Cos., Inc. (The)	16,761	2,352,742
Zurich Insurance Group AG (Switzerland)	4,725	2,003,254

		40,042,017

Interactive Media & Services — 1.0%
Alphabet, Inc. (Class C Stock)*	6,314	11,061,370
Facebook, Inc. (Class A Stock)*	5,343	1,459,494
MYT Holding LLC (Class B Stock)*^	93,730	262,444
Tencent Holdings Ltd. (China)	131,700	9,566,637
Zillow Group, Inc. (Class C Stock)*	4,218	547,497

		22,897,442

Internet & Direct Marketing Retail — 1.6%
Alibaba Group Holding Ltd. (China)*	276,422	8,325,332
Alibaba Group Holding Ltd. (China), ADR*	1,740	404,950
Allegro.eu SA (Poland), 144A*	14,028	318,395
Amazon.com, Inc.*	4,675	15,226,148
Booking Holdings, Inc.*	2,057	4,581,494
Chewy, Inc. (Class A Stock)*(a)	5,798	521,182
Delivery Hero SE (Germany), 144A*	19,552	3,086,752
JD.com, Inc. (China) (Class A Stock)*	16,758	742,473
Meituan (China) (Class B Stock)*	32,600	1,243,406
MercadoLibre, Inc. (Argentina)*	239	400,378
Naspers Ltd. (South Africa) (Class N Stock)	4,123	851,513
Pinduoduo, Inc. (China), ADR*	2,629	467,094

		36,169,117

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services — 1.0%
Black Knight, Inc.*	6,164	$544,589
Booz Allen Hamilton Holding Corp.	12,175	1,061,417
Broadridge Financial Solutions, Inc.	5,328	816,250
Capgemini SE (France)	16,914	2,633,865
FleetCor Technologies, Inc.*	6,088	1,660,989
Global Payments, Inc.	7,020	1,512,248
Infosys Ltd. (India)	30,105	518,135
Mastercard, Inc. (Class A Stock)	18,718	6,681,203
MongoDB, Inc.*	2,374	852,361
PayPal Holdings, Inc.*	21,876	5,123,359
Snowflake, Inc. (Class A Stock)*(a)	1,201	337,961
Twilio, Inc. (Class A Stock)*	1,609	544,647
WEX, Inc.*	4,507	917,310

		23,204,334

Leisure Products — 0.0%
Brunswick Corp.	10,574	806,162

Life Sciences Tools & Services — 0.4%
Hangzhou Tigermed Consulting Co. Ltd. (China) (Class H Stock), 144A*	13,300	309,348
Lonza Group AG (Switzerland)	3,416	2,202,454
Mettler-Toledo International, Inc.*	968	1,103,210
Syneos Health, Inc.*	9,693	660,384
Thermo Fisher Scientific, Inc.	6,420	2,990,308
Wuxi Biologics Cayman, Inc. (China), 144A*	67,500	910,637

		8,176,341

Machinery — 1.3%
Alstom SA (France)*	23,678	1,351,093
Atlas Copco AB (Sweden) (Class A Stock)	49,182	2,507,943
Douglas Dynamics, Inc.	7,040	301,101
Dover Corp.	14,516	1,832,645
Hiwin Technologies Corp. (Taiwan)	21,220	291,831
IDEX Corp.	3,732	743,414
Illinois Tool Works, Inc.	3,007	613,067
Ingersoll Rand, Inc.*	19,829	903,409
ITT, Inc.	12,099	931,865
Kone OYJ (Finland) (Class B Stock)	27,968	2,271,690
Lincoln Electric Holdings, Inc.	6,976	810,960
Middleby Corp. (The)*	4,438	572,147
Nordson Corp.	2,910	584,765
Otis Worldwide Corp.	5,277	356,461
RBC Bearings, Inc.*	4,126	738,719
SKF AB (Sweden) (Class B Stock)	98,415	2,557,553
SMC Corp. (Japan)	3,618	2,210,132
Snap-on, Inc.	2,727	466,699
Stanley Black & Decker, Inc.	23,633	4,219,909
Techtronic Industries Co. Ltd. (Hong Kong)	36,500	522,664
Toro Co. (The)	14,764	1,400,218
Volvo AB (Sweden) (Class B Stock)*	91,135	2,147,704
Woodward, Inc.	5,977	726,385

		29,062,374

COMMON STOCKS (continued)	Shares	Value
Media — 0.6%
Charter Communications, Inc. (Class A Stock)*	6,530	$4,319,922
Clear Channel Outdoor Holdings, Inc.*	24,779	40,885
Comcast Corp. (Class A Stock)	75,404	3,951,170
Discovery, Inc. (Class A Stock)*(a)	42,982	1,293,328
Discovery, Inc. (Class C Stock)*	33,072	866,156
DISH Network Corp. (Class A Stock)*	30,595	989,442
iHeartMedia, Inc. (Class A Stock)*	1,238	16,069
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	15,495	674,187
Nexstar Media Group, Inc. (Class A Stock)	10,614	1,158,943
ViacomCBS, Inc. (Class B Stock)(a)	7,507	279,711

		13,589,813

Metals & Mining — 0.5%
Alrosa PJSC (Russia)	220,314	293,367
Anglo American PLC (South Africa)	64,603	2,151,671
AngloGold Ashanti Ltd. (Tanzania)	6,338	147,385
AngloGold Ashanti Ltd. (Tanzania), ADR	2,576	58,269
BHP Group Ltd. (Australia)	108,914	3,559,274
Freeport-McMoRan, Inc.	23,286	605,902
Gerdau SA (Brazil), ADR	59,108	276,034
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	76,243	323,332
Magnitogorsk Iron & Steel Works PJSC (Russia)	565,007	426,016
POSCO (South Korea)	2,319	580,911
Rio Tinto PLC (Australia)	27,281	2,046,352
Severstal PAO (Russia), GDR	21,749	384,076

		10,852,589

Multiline Retail — 0.1%
Claire’s Private Placement*^	406	121,800
Kohl’s Corp.	13,616	554,035
Lojas Renner SA (Brazil)	63,738	533,598
Magazine Luiza SA (Brazil)	50,352	241,707
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*	1,660	112,050
Nordstrom, Inc.(a)	11,364	354,671

		1,917,861

Multi-Utilities — 0.1%
NorthWestern Corp.	6,402	373,301
RWE AG (Germany)	35,069	1,490,452

		1,863,753

Oil, Gas & Consumable Fuels — 0.8%
BP PLC (United Kingdom)	684,133	2,372,585
Cabot Oil & Gas Corp.	25,617	417,045
California Resources Corp.*	34,341	810,104
Chevron Corp.	28,665	2,420,759
CNOOC Ltd. (China)	625,000	577,444
ConocoPhillips	39,536	1,581,045
Denbury, Inc.*	6,720	172,637

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Diamondback Energy, Inc.	8,998	$435,503
EP Energy Corp.*	7,216	288,640
EQT Corp.	35,419	450,175
Equitrans Midstream Corp.	72,151	580,094
Kinder Morgan, Inc.	82,616	1,129,361
LUKOIL PJSC (Russia), ADR	7,657	523,432
Marathon Petroleum Corp.	28,156	1,164,532
Oasis Petroleum, Inc.*	11,916	441,607
Oil Search Ltd. (Australia)	99,868	286,723
Penn Virginia Corp.*	81	822
Penn Virginia Corp., NPV*	529	5,369
Petronet LNG Ltd. (India)	131,470	446,341
Phillips 66	15,770	1,102,954
Pioneer Natural Resources Co.	17,748	2,021,320
Reliance Industries Ltd. (India)	10,660	290,620
S-Oil Corp. (South Korea)	4,960	317,174
Thai Oil PCL (Thailand)	229,400	399,141
Whiting Petroleum Corp.*	10,975	274,375
Williams Cos., Inc. (The)	42,467	851,463

		19,361,265

Personal Products — 0.3%
Coty, Inc. (Class A Stock)	59,190	415,514
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,616	1,228,733
LG Household & Health Care Ltd. (South Korea)	168	250,958
Unilever PLC (United Kingdom)	67,395	4,059,730

		5,954,935

Pharmaceuticals — 1.1%
Advanz Pharma Corp. Ltd. (Canada)*	659	2,906
Bristol-Myers Squibb Co.	84,490	5,240,915
Catalent, Inc.*	20,598	2,143,634
Eli Lilly & Co.	16,756	2,829,083
Horizon Therapeutics PLC*	9,568	699,899
Jazz Pharmaceuticals PLC*	4,641	765,997
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	25,988	445,536
Johnson & Johnson	15,028	2,365,107
Merck & Co., Inc.	10,944	895,219
Novo Nordisk A/S (Denmark) (Class B Stock)	72,968	5,066,310
Pfizer, Inc.	25,984	956,471
Roche Holding AG (Switzerland)	10,180	3,563,091
Royalty Pharma PLC (Class A Stock)	17,901	895,945
Viatris, Inc.*	21,742	407,445

		26,277,558

Professional Services — 0.4%
51job, Inc. (China), ADR*	4,546	318,220
CoreLogic, Inc.	4,314	333,558
FTI Consulting, Inc.*	6,173	689,648
IHS Markit Ltd.	8,489	762,567
RELX PLC (United Kingdom)	105,926	2,609,396
SGS SA (Switzerland)	905	2,738,821
TransUnion	7,132	707,637

		8,159,847

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development — 0.2%
CBRE Group, Inc. (Class A Stock)*	19,820	$1,243,110
China Resources Mixc Lifestyle Services Ltd. (China), 144A*	82,200	381,181
Cushman & Wakefield PLC*(a)	29,401	436,017
Longfor Group Holdings Ltd. (China), 144A	37,000	217,038
Mitsui Fudosan Co. Ltd. (Japan)	41,900	874,049
Vonovia SE (Germany)	27,927	2,045,305

		5,196,700

Road & Rail — 0.6%
Canadian National Railway Co. (Canada)	29,118	3,201,173
Knight-Swift Transportation Holdings, Inc.	13,390	559,970
Landstar System, Inc.	3,827	515,344
Localiza Rent a Car SA (Brazil)	24,454	324,230
Lyft, Inc. (Class A Stock)*	55,288	2,716,299
Norfolk Southern Corp.	18,351	4,360,381
Old Dominion Freight Line, Inc.	4,170	813,901
Uber Technologies, Inc.*	35,453	1,808,103

		14,299,401

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.*	42,164	3,866,860
Analog Devices, Inc.	35,248	5,207,187
Applied Materials, Inc.	26,540	2,290,402
ASML Holding NV (Netherlands)	14,965	7,355,114
CMC Materials, Inc.	4,605	696,737
Enphase Energy, Inc.*	7,697	1,350,593
Entegris, Inc.	11,229	1,079,107
Global Unichip Corp. (Taiwan)	27,000	327,600
Lam Research Corp.	3,212	1,516,931
Microchip Technology, Inc.	5,906	815,678
Monolithic Power Systems, Inc.	1,352	495,143
NVIDIA Corp.	4,597	2,400,553
NXP Semiconductors NV (Netherlands)	21,893	3,481,206
QUALCOMM, Inc.	15,316	2,333,239
Silergy Corp. (China)	4,000	345,472
SK Hynix, Inc. (South Korea)	7,880	864,379
SolarEdge Technologies, Inc.*	3,321	1,059,798
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	121,000	2,285,684
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	79,008	8,615,032
Teradyne, Inc.	5,444	652,681
Texas Instruments, Inc.	10,931	1,794,105

		48,833,501

Software — 1.6%
Aspen Technology, Inc.*	5,346	696,316
Cadence Design Systems, Inc.*	5,580	761,279
Ceridian HCM Holding, Inc.*	8,051	857,915
Coupa Software, Inc.*	2,903	983,856
Crowdstrike Holdings, Inc. (Class A Stock)*	5,336	1,130,272
Envestnet, Inc.*	5,106	420,173
Five9, Inc.*	3,086	538,198

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Guidewire Software, Inc.*	5,275	$679,051
HubSpot, Inc.*	1,806	715,971
Kingdee International Software Group Co. Ltd. (China)*	129,000	528,501
Kingsoft Corp. Ltd. (China)	68,000	440,219
Microsoft Corp.	77,241	17,179,943
Paylocity Holding Corp.*	2,532	521,364
PTC, Inc.*	3,896	466,001
Q2 Holdings, Inc.*(a)	6,935	877,486
RealPage, Inc.*	6,317	551,095
salesforce.com, Inc.*	7,974	1,774,454
ServiceNow, Inc.*	1,986	1,093,154
SS&C Technologies Holdings, Inc.	16,873	1,227,511
Synopsys, Inc.*	3,808	987,186
Trade Desk, Inc. (The) (Class A Stock)*	1,980	1,585,980
Tyler Technologies, Inc.*	1,629	711,091
Workday, Inc. (Class A Stock)*	6,576	1,575,675
Zscaler, Inc.*	3,785	755,902

		37,058,593

Specialty Retail — 0.8%
AutoZone, Inc.*	1,653	1,959,532
Best Buy Co., Inc.	12,150	1,212,449
CarMax, Inc.*(a)	7,607	718,557
Gap, Inc. (The)	6,200	125,178
Home Depot, Inc. (The)	9,829	2,610,779
Industria de Diseno Textil SA (Spain)	49,291	1,573,451
Lowe’s Cos., Inc.	15,544	2,494,967
Murphy USA, Inc.	6,299	824,350
National Vision Holdings, Inc.*	9,235	418,253
O’Reilly Automotive, Inc.*	9,350	4,231,530
Tractor Supply Co.	8,500	1,194,930

		17,363,976

Technology Hardware, Storage & Peripherals — 1.2%
Advantech Co. Ltd. (Taiwan)	29,198	363,158
Apple, Inc.	103,892	13,785,430
Samsung Electronics Co. Ltd. (South Korea)	138,949	10,407,275
Samsung Electronics Co. Ltd. (South Korea), GDR	1,438	2,626,753
Wiwynn Corp. (Taiwan)	8,000	200,705

		27,383,321

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)*	9,116	3,329,078
Carter’s, Inc.	3,958	372,329
Columbia Sportswear Co.	9,166	800,925
Feng TAY Enterprise Co. Ltd. (Taiwan)	39,600	280,672
LVMH Moet Hennessy Louis Vuitton SE (France)	11,444	7,144,146
NIKE, Inc. (Class B Stock)	11,877	1,680,239
Ralph Lauren Corp.	10,500	1,089,270
Shenzhou International Group Holdings Ltd. (China)	13,800	272,276

		14,968,935

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	65,550	$2,301,607

Tobacco — 0.0%
ITC Ltd. (India)	158,145	453,548

Trading Companies & Distributors — 0.1%
Ferguson PLC	21,799	2,654,285

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)*	28,505	318,004
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)*	17,101	283,411

		601,415

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) (Class L Stock)	319,775	232,847
China Mobile Ltd. (China)	46,500	265,868
Goodman Networks, Inc.*^	3,993	—
T-Mobile US, Inc.*	8,248	1,112,243

		1,610,958

TOTAL COMMON STOCKS (cost $599,172,830)		763,552,840

PREFERRED STOCKS — 0.5%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	7,340	1,374,846

Banks — 0.1%
Wells Fargo & Co., Series L, CVT, 7.500%, Maturing 12/15/2169	1,079	1,637,814

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 7.695%, Maturing 02/15/40	3,000	81,150

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/23	35,421	1,819,577

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	13,946	768,843
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)	694	902,963

		1,671,806

Interactive Media & Services — 0.0%
MYT Holding LLC, Series A, 10.000%, Maturing 06/06/29*^	194,119	223,237

Machinery — 0.0%
Stanley Black & Decker, Inc., Series C, CVT, 5.000%, Maturing 05/15/21	527	632,400

Multiline Retail — 0.0%
Claire’s Stores, Inc., CVT*^	276	538,200

Multi-Utilities — 0.0%
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21(a)	8,216	852,246

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

PREFERRED STOCKS (continued)		Shares	Value
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom, Inc., Series A, CVT, 8.000%, Maturing 09/30/22(a)		1,775	$2,524,884

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc., Maturing 05/11/22*^		4,751	48

TOTAL PREFERRED STOCKS (cost $9,608,740)			11,356,208

		Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., expiring 01/23/27^		12,314	12,930

Media — 0.0%
Media General, Inc., CVR, expiring 12/31/22^		42,900	4

TOTAL RIGHTS (cost $0)			12,934

WARRANTS* — 0.0%

Media — 0.0%
iHeartMedia, Inc., expiring 05/01/39		9,300	120,705

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^		693	—

TOTAL WARRANTS (cost $168,242)			120,705

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.7%
Automobiles — 0.3%
Ford Credit Auto Owner Trust,
Series 2016-02, Class A, 144A
2.030%	12/15/27	1,644	1,657,255
Hertz Vehicle Financing II LP,
Series 2018-01A, Class A, 144A
3.290%	02/25/24	877	878,015
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,290	2,434,542
Series 2019-A, Class D, 144A
3.450%	01/26/32	1,715	1,816,271

			6,786,083

Home Equity Loans — 0.3%
Accredited Mortgage Loan Trust,
Series 2003-03, Class A1
5.210%	01/25/34	67	71,049
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-FM01, Class A2B, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
0.238%(c)	07/25/36	322	120,372

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Asset-Backed Funding Certificates Trust,
Series 2006-OPT02, Class A2, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	10/25/36	223	$211,645
Citigroup Mortgage Loan Trust,
Series 2007-AMC01, Class A1, 144A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	12/25/36	128	88,493
Countrywide Asset-Backed Certificates,
Series 2007-02, Class 2A3, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	08/25/37	95	93,942
GSAA Home Equity Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.440%)
0.588%(c)	01/25/36	65	26,972
Series 2006-19, Class A2, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.508%(c)	12/25/36	59	23,872
Series 2007-02, Class AF4A
5.983%	03/25/37	103	41,508
Series 2007-04, Class A1, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.248%(c)	03/25/37	18	7,322
Series 2007-05, Class 1AV1, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.248%(c)	05/25/37	76	33,004
Series 2007-07, Class 1A2, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.508%(c)	07/25/37	26	24,887
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-C, Class M1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.988%(c)	03/25/35	896	873,786
MASTR Asset-Backed Securities Trust,
Series 2005-WF01, Class M4, 1 Month LIBOR + 0.885% (Cap N/A, Floor 0.885%)
1.033%(c)	06/25/35	110	109,716
Series 2006-HE04, Class A2, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
0.368%(c)	11/25/36	79	37,196
Series 2006-HE04, Class A3, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.448%(c)	11/25/36	101	48,057
Merrill Lynch Mortgage Investors Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	06/25/36	281	280,858
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.198%(c)	09/25/33	2,829	2,819,132
Series 2005-HE03, Class M4, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.123%(c)	07/25/35	16	15,958
Series 2007-HE07, Class A2B, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	07/25/37	47	46,020

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE01, Class M1, 1 Month LIBOR + 0.615% (Cap N/A, Floor 0.615%)
0.763%(c)	02/25/36	22	$21,738
NovaStar Mortgage Funding Trust,
Series 2003-01, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.928%(c)	05/25/33	746	739,582
Series 2003-04, Class M1, 1 Month LIBOR + 1.065% (Cap 11.000%, Floor 1.065%)
1.213%(c)	02/25/34	319	318,063
Series 2006-04, Class A2C, 1 Month LIBOR + 0.150% (Cap 11.000%, Floor 0.150%)
0.298%(c)	09/25/36	158	92,743
Series 2006-04, Class A2D, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)
0.398%(c)	09/25/36	62	37,638
Series 2006-05, Class A2C, 1 Month LIBOR + 0.170% (Cap 11.000%, Floor 0.170%)
0.318%(c)	11/25/36	145	64,505
Series 2007-01, Class A1A, 1 Month LIBOR + 0.130% (Cap 11.000%, Floor 0.130%)
0.278%(c)	03/25/37	256	187,684
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.883%(c)	08/25/35	28	28,388
Residential Asset Securities Trust,
Series 2004-KS05, Class AI5
4.625%(cc)	06/25/34	127	130,374
Series 2005-KS02, Class M1, 1 Month LIBOR + 0.645% (Cap N/A, Floor 0.645%)
0.793%(c)	03/25/35	14	14,133
Soundview Home Loan Trust,
Series 2006-01, Class A4, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.748%(c)	02/25/36	38	37,498
Series 2006-EQ01, Class A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	10/25/36	61	60,349
Series 2006-OPT01, Class 1A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	03/25/36	175	173,161
Series 2006-OPT03, Class 1A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
0.303%(c)	06/25/36	255	252,909
Series 2006-OPT04, Class 1A1, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.448%(c)	06/25/36	168	165,984
Series 2007-01, Class 2A3, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	03/25/37	9	9,397
Series 2007-OPT03, Class 2A3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.328%(c)	08/25/37	78	74,956
Structured Asset Securities Corp. Pass-Through Certificates,
Series 2002-AL01, Class A2
3.450%	02/25/32	28	26,776

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Terwin Mortgage Trust,
Series 2006-03, Class 2A2, 144A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)
0.568%(c)	04/25/37	50	$48,791

			7,458,458

Other — 0.1%
Golden Bear LLC,
Series 2016-01A, Class A, 144A
3.750%	09/20/47	1,238	1,296,111

Residential Mortgage-Backed Securities — 1.0%
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD01, Class A, 1 Month LIBOR + 0.900% (Cap 11.000%, Floor 0.900%)
1.048%(c)	12/25/33	102	99,059
Carrington Mortgage Loan Trust,
Series 2005-NC05, Class M1, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.868%(c)	10/25/35	145	144,653
Series 2006-NC02, Class A3, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	06/25/36	211	208,944
Series 2007-FRE01, Class A2, 1 Month LIBOR + 0.200% (Cap 14.500%, Floor 0.200%)
0.348%(c)	02/25/37	17	16,540
Countrywide Asset-Backed Certificates,
Series 2005-AB04, Class 2A1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.688%(c)	03/25/36	1,529	1,431,522
Series 2006-08, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	12/25/35	74	73,879
Series 2006-BC03, Class 2A3, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.628%(c)	02/25/37	10	10,052
Series 2007-08, Class 2A3, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.338%(c)	11/25/37	146	144,484
Countrywide Asset-Backed Certificates Trust,
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	09/25/46	70	68,261
Series 2006-18, Class 2A2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	03/25/37	100	99,212
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB08, Class A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	10/25/36	128	118,793
FBR Securitization Trust,
Series 2005-02, Class M2, 1 Month LIBOR + 0.750% (Cap 14.000%, Floor 0.750%)
0.898%(c)	09/25/35	123	122,751
Series 2005-05, Class M1, 1 Month LIBOR + 0.690% (Cap 14.000%, Floor 0.690%)
0.838%(c)	11/25/35	71	70,287

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Fieldstone Mortgage Investment Trust,
Series 2006-02, Class 2A3, 1 Month LIBOR + 0.270% (Cap 12.250%, Floor 0.270%)
0.690%(c)	07/25/36	50	$31,813
First Franklin Mortgage Loan Trust,
Series 2003-FF04, Class M1, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.955%(c)	10/25/33	1,674	1,688,466
Series 2004-FFH03, Class M1, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
1.018%(c)	10/25/34	101	100,798
Series 2006-FF08, Class IA1, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.428%(c)	07/25/36	128	126,597
Series 2006-FF12, Class A4, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	09/25/36	10	10,353
Series 2006-FF14, Class A5, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	10/25/36	253	248,305
Fremont Home Loan Trust,
Series 2005-01, Class M4, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.168%(c)	06/25/35	21	20,737
Series 2006-01, Class 1A1, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.458%(c)	04/25/36	107	106,222
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.883%(c)	09/25/35	42	42,110
Series 2006-FM01, Class A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	04/25/36	150	119,793
Series 2006-HE03, Class A2C, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	05/25/46	98	97,682
Series 2007-HE01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	03/25/47	176	171,883
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.278%(c)	08/25/36	127	119,662
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH03, Class A1A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	03/25/37	188	187,623
Long Beach Mortgage Loan Trust,
Series 2006-WL01, Class 2A4, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.828%(c)	01/25/46	40	40,190
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H01, Class 1A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	10/25/37	115	115,797

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
MFA LLC,
Series 2018-NPL01, Class A1, 144A
3.875%	05/25/48	3,301		$3,308,689
Series 2018-NPL02, Class A1, 144A
4.164%	07/25/48	1,446		1,451,278
New Century Home Equity Loan Trust,
Series 2006-02, Class A2B, 1 Month LIBOR + 0.160% (Cap 12.500%, Floor 0.160%)
0.308%(c)	08/25/36	113		110,126
Ownit Mortgage Loan Trust,
Series 2006-01, Class AV, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.608%(c)	12/25/35	53		52,369
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WWF01, Class M4, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.798%(c)	12/25/34	1,375		1,404,623
Series 2005-WHQ02, Class M2, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.838%(c)	05/25/35	33		33,017
Series 2005-WHQ03, Class M3, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.705%)
0.853%(c)	06/25/35	—	(r)	169
Series 2005-WHQ04, Class M1, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.705%)
0.853%(c)	09/25/35	25		25,575
People’s Choice Home Loan Securities Trust,
Series 2005-04, Class 1A2, 1 Month LIBOR + 0.520% (Cap 12.850%, Floor 0.520%)
0.668%(c)	12/25/35	2		2,069
PRPM LLC,
Series 2019-04A, Class A1, 144A
3.351%	11/25/24	1,005		1,008,399
RAAC Trust,
Series 2007-SP02, Class A2, 1 Month LIBOR + 0.400% (Cap 14.000%, Floor 0.400%)
0.548%(c)	06/25/47	4		4,525
RAMP Trust,
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
0.498%(c)	08/25/36	4,785		4,674,218
Residential Asset Securities Trust,
Series 2007-KS03, Class AI3, 1 Month LIBOR + 0.250% (Cap 14.000%, Floor 0.250%)
0.398%(c)	04/25/37	37		36,801
Saxon Asset Securities Trust,
Series 2007-01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	01/25/47	62		60,896
Series 2007-03, Class 2A2, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	09/25/47	29		29,055
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC03, Class A1, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.428%(c)	09/25/36	134		98,721

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2007-NC02, Class A2B, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	01/25/37	53	$46,312
Soundview Home Loan Trust,
Series 2005-02, Class M5, 1 Month LIBOR + 0.990% (Cap N/A, Floor
0.990%)
1.138%(c)	07/25/35	17	17,219
Stanwich Mortgage Loan Trust,
Series 2019-NPB02, Class A1, 144A
3.475%	11/16/24	1,209	1,212,443
Structured Asset Investment Loan Trust,
Series 2006-02, Class A3, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.508%(c)	04/25/36	97	96,106
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC05, Class A4, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.318%(c)	12/25/36	25	24,358
Series 2006-GEL04, Class M1, 144A, 1 Month LIBOR + 0.570% (Cap N/A, Floor 0.570%)
0.718%(c)	10/25/36	83	81,112
Series 2007-WF01, Class A4, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	02/25/37	68	67,746
Towd Point Mortgage Trust,
Series 2015-03, Class A4B, 144A
3.500%(cc)	03/25/54	58	60,316
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	05/25/58	229	230,136
Vericrest Opportunity Loan Transferee,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	1,313	1,316,097
Series 2019-NPL07, Class A1A, 144A
3.179%	10/25/49	1,536	1,537,527
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2006-03, Class A2, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	01/25/37	1	1,110

			22,827,480

TOTAL ASSET-BACKED SECURITIES (cost $38,188,695)			38,368,132

BANK LOANS — 0.1%
Auto Manufacturers — 0.0%
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
3.660%(c)	11/06/24	76	75,840

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
3.000%(c)	04/06/24	8	8,105

Foods — 0.1%
Moran Foods LLC,
Term Loan
—%(p)	03/12/24	207	205,590

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Foods (cont’d.)
—%(p)	10/01/24^	308	$268,103

			473,693

Healthcare-Services — 0.0%
Syneos Health, Inc.,
Replacement Term B Loan, 1 Month LIBOR + 1.750%
1.897%(c)	08/01/24	182	179,933

Media — 0.0%
Altice Financing SA (Luxembourg),
October 2017 USD Term Loan, 1 Month LIBOR + 2.750%
2.897%(c)	01/31/26	113	109,860

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/15/22^	142	71,213

Oil & Gas — 0.0%
California Resources Corp.,
Term Loan
—%(p)	10/27/21	110	108,880

Retail — 0.0%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.647%(c)	12/18/26^	469	394,158

Telecommunications — 0.0%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, PRIME + 0.000%
3.250%(c)	11/27/23	65	65,650

TOTAL BANK LOANS (cost $1,439,157)			1,487,332

CERTIFICATES OF DEPOSIT — 0.1%
First Abu Dhabi Bank USA NV
3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)
0.390%(c)	12/14/21	1,600,000	1,600,705
Kookmin Bank
1 Month LIBOR + 0.290% (Cap N/A, Floor 0.000%)
0.443%(c)	12/20/21	582,000	581,469
UBS AG/Stamford CT
0.455%	12/02/22	748,000	749,081

TOTAL CERTIFICATES OF DEPOSIT (cost $2,930,000)			2,931,255

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.209%(c)	06/15/35	3,850	3,645,949
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 144A, 1 Month LIBOR + 1.321% (Cap N/A, Floor 1.348%)
1.480%(c)	03/15/37	2,500	2,499,265
DBGS Mortgage Trust,
Series 2018-05BP, Class B, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.989%(c)	06/15/33	2,000	1,989,942

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces,
Series 2020-M50, Class A1
0.670%	10/25/30	104	$103,849
Series 2020-M50, Class A2
1.200%	10/25/30	15	15,213
Series 2020-M50, Class X1, IO
1.942%(cc)	10/25/30	459	54,451
FHLMC Multifamily Mortgage Trust,
Series 2015-K45, Class C, 144A
3.589%(cc)	04/25/48	1,810	1,888,464
Series 2015-K48, Class B, 144A
3.640%(cc)	08/25/48	1,985	2,153,796
Series 2017-KF29, Class B, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 0.000%)
3.703%(c)	02/25/24	884	872,399
Series 2018-KF42, Class B, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.353%(c)	12/25/24	875	855,286
FHLMC Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.293%(cc)	07/25/23	35,672	235,804
Series K723, Class X3, IO
1.919%(cc)	10/25/34	5,000	235,531
Morgan Stanley Capital I Trust,
Series 2007-T27, Class B, 144A
6.014%(cc)	06/11/42	2,309	2,365,014
Velocity Commercial Capital Loan Trust,
Series 2015-01, Class M3, 144A
7.050%(cc)	06/25/45	38	37,451
Series 2015-01, Class M5, 144A
7.279%(cc)	06/25/45	100	103,501
Series 2016-01, Class M5, 144A
8.663%(cc)	04/25/46	43	44,339
Series 2016-01, Class M7, 144A
8.663%(cc)	04/25/46	67	63,288
Series 2017-01, Class AFL, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.398%(c)	05/25/47	14	13,390
Series 2017-01, Class M3, 144A
5.350%(cc)	05/25/47	100	103,032
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	64	63,276
Series 2018-02, Class A, 144A
4.050%(cc)	10/26/48	881	925,886
Series 2018-02, Class M2, 144A
4.510%(cc)	10/26/48	92	95,419
Series 2018-02, Class M3, 144A
4.720%(cc)	10/26/48	94	96,219
Series 2018-02, Class M4, 144A
5.320%(cc)	10/26/48	85	87,143
Series 2019-02, Class M1, 144A
3.260%(cc)	07/25/49	88	90,046
VNDO Mortgage Trust,
Series 2012-06AVE, Class A, 144A
2.996%	11/15/30	1,049	1,084,601

Interest Rate	Maturity Date			Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.256%(cc)	03/15/45			1,125	$1,040,605

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,719,689)					20,763,159

CONVERTIBLE BONDS — 4.3%
Aerospace & Defense — 0.0%
MTU Aero Engines AG (Germany),
Sr. Unsec’d. Notes
0.125%	05/17/23		EUR	300	632,497

Airlines — 0.1%
Southwest Airlines Co.,
Sr. Unsec’d. Notes
1.250%	05/01/25	(a)		913	1,328,232

Apparel — 0.0%
adidas AG (Germany),
Sr. Unsec’d. Notes
0.050%	09/12/23		EUR	400	614,402

Banks — 0.2%
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.040%	02/04/25			1,394	1,753,188
Sr. Unsec’d. Notes, MTN
1.040%	02/18/25			1,258	1,392,670
BofA Finance LLC,
Bank Gtd. Notes, MTN
0.250%	05/01/23			891	923,780

					4,069,638

Beverages — 0.1%
Remy Cointreau SA (France),
Sr. Unsec’d. Notes
0.125%	09/07/26		EUR	752	1,460,044

Biotechnology — 0.1%
Exact Sciences Corp.,
Sr. Unsec’d. Notes
1.000%	01/15/25			438	830,375
Illumina, Inc.,
Sr. Unsec’d. Notes
0.500%	06/15/21			836	1,208,989

					2,039,364

Building Materials — 0.1%
Sika AG (Switzerland),
Sr. Unsec’d. Notes
0.150%	06/05/25		CHF	420	641,991
Sub. Notes
3.750%	01/30/22		CHF	600	1,230,059

					1,872,050

Chemicals — 0.0%
Symrise AG (Germany),
Sr. Unsec’d. Notes
0.238%	06/20/24		EUR	700	1,084,966

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Commercial Services — 0.3%
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes
1.500%	04/09/25		EUR	1,500	$2,560,150
Chegg, Inc.,
Sr. Unsec’d. Notes
0.125%	03/15/25			777	1,421,662
China Conch Venture Holdings International Ltd. (China),
Gtd. Notes
3.520%	09/05/23		HKD	7,000	1,044,465
Square, Inc.,
Sr. Unsec’d. Notes
0.500%	05/15/23			880	2,464,549

					7,490,826

Computers — 0.0%
Atos SE (France),
Sr. Unsec’d. Notes
0.000%(ss)	11/06/24		EUR	700	1,129,301

Engineering & Construction — 0.1%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.500%	01/16/26		EUR	900	1,819,307

Entertainment — 0.1%
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23	(a)		1,097	1,425,049

Foods — 0.0%
Ocado Group PLC (United Kingdom),
Gtd. Notes
0.875%	12/09/25		GBP	500	984,085

Healthcare-Products — 0.2%
Insulet Corp.,
Sr. Unsec’d. Notes
0.375%	09/01/26	(a)		1,136	1,507,747
Repligen Corp.,
Sr. Unsec’d. Notes
0.375%	07/15/24			1,097	1,921,435

					3,429,182

Healthcare-Services — 0.1%
Orpea SA (France),
Sr. Unsec’d. Notes
0.375%	05/17/27		EUR	495	896,099
Teladoc Health, Inc.,
Sr. Unsec’d. Notes, 144A
1.250%	06/01/27			441	525,167

					1,421,266

Home Furnishings — 0.1%
Sony Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22		JPY	109,000	2,180,220

Internet — 0.7%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	05/01/25	(a)		1,168	1,700,350

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Internet (cont’d.)
Match Group Financeco, Inc.,
Gtd. Notes, 144A
0.875%	10/01/22			532	$1,809,679
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.000%	08/15/28			784	2,971,871
Okta, Inc.,
Sr. Unsec’d. Notes
0.125%	09/01/25			1,121	1,681,055
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.750%	07/01/23			632	893,596
Pinduoduo, Inc. (China),
Sr. Unsec’d. Notes
0.000%(ss)	12/01/25			489	601,299
Shopify, Inc. (Canada),
Sr. Unsec’d. Notes
0.125%	11/01/25			923	1,091,079
Snap, Inc.,
Sr. Unsec’d. Notes
0.750%	08/01/26			1,170	2,648,300
Zillow Group, Inc.,
Sr. Unsec’d. Notes
1.375%	09/01/26			741	2,231,815

					15,629,044

Investment Companies — 0.1%
Archer Obligations SA (France),
Gtd. Notes
0.000%(ss)	03/31/23		EUR	1,800	3,212,854

Media — 0.1%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26			185	176,721
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30			18	13,698
4.000%	11/15/29			24	18,169
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46			682	1,328,967
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23	(a)		502	639,792

					2,177,347

Oil & Gas — 0.0%
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26	(d)		70	2,777

Pharmaceuticals — 0.1%
DexCom, Inc.,
Sr. Unsec’d. Notes
0.750%	12/01/23			693	1,559,280
Sr. Unsec’d. Notes, 144A
0.250%	11/15/25			386	387,398

					1,946,678

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Real Estate — 0.0%
Smart Insight International Ltd. (China),
Sr. Sec’d. Notes
4.500%	12/05/23		HKD	4,000	$624,704

Retail — 0.1%
Burlington Stores, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	04/15/25			630	875,604
Zhongsheng Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	05/21/25		HKD	3,000	528,472
4.570%	05/23/23		HKD	3,000	712,553

					2,116,629

Semiconductors — 0.5%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26	(a)		121	1,377,382
Inphi Corp.,
Sr. Unsec’d. Notes, 144A
0.750%	04/15/25			1,233	1,737,740
Microchip Technology, Inc.,
Sr. Sub. Notes
1.625%	02/15/27			2,372	4,783,550
ON Semiconductor Corp.,
Gtd. Notes
1.625%	10/15/23			639	1,080,229
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes
1.375%	03/01/22	(a)		463	642,238
STMicroelectronics NV (Switzerland),
Sr. Unsec’d. Notes, Series B
0.250%	07/03/24			400	723,117

					10,344,256

Software — 1.2%
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/25	(a)		807	995,714
Atlassian, Inc.,
Gtd. Notes
0.625%	05/01/23	(a)		939	2,693,198
Cloudflare, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	05/15/25	(a)		758	1,617,036
Coupa Software, Inc.,
Sr. Unsec’d. Notes
0.125%	06/15/25	(a)		1,387	3,049,192
Datadog, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	06/15/25			529	695,674
DocuSign, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23	(a)		744	2,334,323
Envestnet, Inc.,
Gtd. Notes
1.750%	06/01/23	(a)		794	1,045,392

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Software (cont’d.)
Five9, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/23	(a)		266	$1,124,178
Sr. Unsec’d. Notes, 144A
0.500%	06/01/25			616	887,433
MongoDB, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	01/15/26			694	1,242,335
RingCentral, Inc.,
Sr. Unsec’d. Notes, 144A
0.780%	03/01/25	(a)		1,781	2,264,074
Sea Ltd. (Taiwan),
Sr. Unsec’d. Notes
1.000%	12/01/24	(a)		574	2,254,779
ServiceNow, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/01/22			695	2,805,724
Slack Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	04/15/25			366	535,618
Splunk, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23			726	952,161
Twilio, Inc.,
Sr. Unsec’d. Notes
0.250%	06/01/23			512	2,459,117
Workday, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/22			760	1,275,825

					28,231,773

Telecommunications — 0.0%
Vodafone Group PLC (United Kingdom),
Sub. Notes
1.500%	03/12/22		GBP	500	692,416

TOTAL CONVERTIBLE BONDS (cost $63,984,961)					97,958,907

CORPORATE BONDS — 39.6%
Advertising — 0.0%
Lamar Media Corp.,
Gtd. Notes
4.000%	02/15/30			275	285,281
5.750%	02/01/26			220	227,150
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	(a)		425	436,044

					948,475

Aerospace & Defense — 1.0%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31			200	201,977
3.400%	04/15/30			1,187	1,341,003
Boeing Co. (The),
Sr. Unsec’d. Notes
2.250%	06/15/26			260	266,014

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
2.750%	02/01/26	(a)	1,070	$1,127,695
3.250%	02/01/28		670	719,204
3.250%	02/01/35		618	630,902
3.625%	02/01/31		1,105	1,210,053
4.508%	05/01/23		481	518,360
4.875%	05/01/25		1,887	2,149,224
5.040%	05/01/27		351	411,520
5.705%	05/01/40		542	702,525
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		650	714,891
5.900%	02/01/27		818	965,575
5.950%	02/01/37		45	54,392
6.750%	01/15/28		70	85,539
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28		468	562,825
4.854%	04/27/35		140	184,401
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	(a)	365	394,090
3.800%	03/01/45		346	429,719
4.070%	12/15/42		80	103,628
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.550%	10/15/22		754	783,124
3.250%	01/15/28		1,832	2,072,424
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50		370	405,997
3.200%	03/15/24		360	388,135
3.750%	11/01/46		235	279,939
4.125%	11/16/28	(a)	3,155	3,760,436
4.450%	11/16/38		123	156,197
4.500%	06/01/42		191	248,913
4.800%	12/15/43		140	182,537
Rolls-Royce PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	10/15/27		200	221,880
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25		290	312,192
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	(a)	1,213	1,292,620
Triumph Group, Inc.,
Gtd. Notes
7.750%	08/15/25	(a)	300	274,773
Sr. Sec’d. Notes, 144A
8.875%	06/01/24	(a)	375	411,508

				23,564,212

Agriculture — 0.6%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46		1,093	1,156,380
4.800%	02/14/29		1,532	1,835,588

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.880%
1.101%(c)	08/15/22		305	$306,877
Gtd. Notes
2.259%	03/25/28	(a)	170	175,718
2.764%	08/15/22		220	227,594
3.215%	09/06/26		449	494,684
3.557%	08/15/27		1,971	2,196,570
4.390%	08/15/37		756	845,056
4.540%	08/15/47		152	168,600
4.906%	04/02/30		1,285	1,551,889
Bunge Ltd. Finance Corp.,
Gtd. Notes
1.630%	08/17/25	(a)	835	858,597
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	07/26/24		493	527,301
3.500%	07/26/26		720	795,063
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.625%	02/18/22		1,521	1,557,823
3.875%	08/21/42		388	457,539
4.375%	11/15/41		230	288,292
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35		120	152,180
7.000%	08/04/41		105	142,565

				13,738,316

Airlines — 0.1%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29		153	150,760
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31	(a)	206	198,129
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/22		10	8,979
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33		244	237,590
British Airways 2018-1 Class AA Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
3.800%	03/20/33		61	62,898
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		98	99,733
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		282	289,084
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		455	496,248
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		19	20,244

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		73	$73,960
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		126	127,639
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		782	786,143
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	(a)	131	130,060

				2,681,467

Apparel — 0.0%
NIKE, Inc.,
Sr. Unsec’d. Notes
3.250%	03/27/40	(a)	687	802,875
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		175	184,191

				987,066

Auto Manufacturers — 1.3%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		105	110,501
5.875%	06/01/29	(a)	795	880,859
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.370%
0.576%(c)	05/10/23		410	411,175
Sr. Unsec’d. Notes, MTN
2.600%	11/16/22		790	823,666
3.375%	12/10/21		715	735,689
BMW Finance NV (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.790%
1.004%(c)	08/12/22		330	332,552
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.530%
0.759%(c)	04/14/22		340	341,173
Gtd. Notes, 144A
1.850%	09/15/21		626	631,912
2.700%	04/06/22		907	932,162
Cummins, Inc.,
Sr. Unsec’d. Notes
2.600%	09/01/50		190	191,035
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.900%
1.121%(c)	02/15/22		250	251,622
Gtd. Notes, 144A
2.850%	01/06/22		758	775,760
Ford Motor Co.,
Sr. Unsec’d. Notes
9.000%	04/22/25		770	944,224
9.625%	04/22/30		20	28,286

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.810%
1.048%(c)	04/05/21	(a)	400	$399,225
Sr. Unsec’d. Notes
3.370%	11/17/23		400	408,017
3.375%	11/13/25		1,360	1,389,581
4.000%	11/13/30	(a)	408	428,662
4.063%	11/01/24		560	587,308
4.125%	08/17/27		200	209,078
4.271%	01/09/27		200	209,773
4.542%	08/01/26		1,330	1,415,912
5.125%	06/16/25		200	217,305
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26		2,765	2,908,678
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		945	1,048,834
5.200%	04/01/45		220	265,978
6.125%	10/01/25		34	41,278
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
1.080%(c)	04/09/21		400	400,310
Gtd. Notes
3.950%	04/13/24		93	101,396
5.250%	03/01/26		40	47,086
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
1.332%(c)	11/06/21		170	170,459
Sr. Unsec’d. Notes
1.700%	08/18/23		680	697,512
2.750%	06/20/25		1,327	1,415,964
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.150%	11/10/22		560	562,968
1.250%	09/18/23		620	626,352
1.800%	10/15/25		1,220	1,249,338
2.375%	10/15/27	(a)	520	539,260
3.950%	02/01/22		250	258,493
Kia Motors Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.250%	04/21/26		200	218,408
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.630%
0.869%(c)	09/21/21		290	289,311
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.650%
0.874%(c)	07/13/22		420	415,473
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.690% (Cap N/A, Floor 0.000%)
0.941%(c)	09/28/22		600	594,661
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.890%
1.114%(c)	01/13/22		190	189,791
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.350%	10/14/22	(a)	850	851,580
2.600%	01/11/22		1,077	1,102,170
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
0.750%	11/23/22		1,178	1,181,862

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
3.200%	09/26/26		1,000	$1,105,597
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
1.154%(c)	11/12/21		350	352,238

				29,290,474

Auto Parts & Equipment — 0.3%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	610	625,906
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26		915	995,927
9.000%	04/15/25		320	357,907
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	1,459	1,515,309
6.250%	03/15/26		130	134,600
6.500%	04/01/27	(a)	492	517,799
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25		35	41,144
Clarios Global LP,
Sr. Sec’d. Notes, 144A
6.750%	05/15/25		175	188,563
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)	740	794,332
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		505	465,537
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	(a)	415	434,713
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		540	572,927
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26		144	147,509
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	265	243,272
5.375%	12/15/24		30	28,944

				7,064,389

Banks — 8.9%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN
3.400%	08/27/21		1,530	1,560,484
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25		531	579,732
4.750%	10/12/23		560	615,653
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.125%	07/28/21		705	712,461
2.875%	01/25/22		959	984,971

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Australia & New Zealand Banking Group Ltd. (Australia),
Sub. Notes, 144A, MTN
2.950%(ff)	07/22/30		535	$565,142
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
1.125%	09/18/25		400	403,066
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.706%	06/27/24		1,200	1,280,054
3.125%	02/23/23		1,000	1,052,803
3.490%	05/28/30		200	224,404
3.500%	04/11/22		600	621,591
Sub. Notes
2.749%	12/03/30		400	412,465
Bank of America Corp.,
Jr. Sub. Notes, Series U
5.200%(ff)	—	(a)(rr)	970	1,011,864
Sr. Unsec’d. Notes
2.738%(ff)	01/23/22		1,550	1,551,886
3.419%(ff)	12/20/28		267	301,473
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28		1,185	1,346,446
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		750	758,549
2.676%(ff)	06/19/41		505	525,973
2.884%(ff)	10/22/30		1,760	1,925,014
3.499%(ff)	05/17/22		391	395,555
3.705%(ff)	04/24/28		2,571	2,931,072
3.824%(ff)	01/20/28		6,720	7,713,935
3.974%(ff)	02/07/30		550	647,864
Sub. Notes, MTN, Series L
4.183%	11/25/27		1,250	1,450,427
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.050%	11/01/22		1,088	1,123,092
2.900%	03/26/22		1,187	1,225,553
Sub. Notes
3.803%(ff)	12/15/32		90	101,790
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
2.000%	11/15/22		790	815,828
Sub. Notes
4.500%	12/16/25		55	64,149
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	11/21/24		763	808,912
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22		1,157	1,176,498
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.875%(ff)	—	(rr)	2,130	2,234,981
Sr. Unsec’d. Notes
1.007%(ff)	12/10/24		560	564,220
2.645%(ff)	06/24/31		210	219,063
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.651%(c)	02/15/23		340	342,784

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
1.849%(c)	01/10/23		200	$201,853
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.380%
1.601%(c)	05/16/24		200	202,811
Sub. Notes
4.836%	05/09/28		232	268,311
BBVA USA,
Sr. Unsec’d. Notes
2.875%	06/29/22		750	775,823
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		500	523,281
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		1,520	1,574,247
3.800%	01/10/24	(a)	558	608,134
Sub. Notes, 144A
2.588%(ff)	08/12/35		345	351,519
BNZ International Funding Ltd. (New Zealand),
Gtd. Notes, 144A
2.900%	02/21/22		250	257,340
Gtd. Notes, 144A, MTN
2.100%	09/14/21		250	253,145
BPCE SA (France),
Gtd. Notes, 144A, MTN
3.000%	05/22/22		900	931,386
Gtd. Notes, MTN
2.750%	12/02/21		623	636,827
Sr. Unsec’d. Notes, 144A
2.375%	01/14/25		1,724	1,818,807
Sub. Notes, 144A
5.150%	07/21/24		960	1,092,026
Sub. Notes, 144A, MTN
4.500%	03/15/25		820	926,285
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes, SOFR + 0.400%
0.489%(c)	12/14/23		528	528,527
Sr. Unsec’d. Notes, SOFR + 0.800%
0.889%(c)	03/17/23		800	807,531
Capital One NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.150%
1.364%(c)	01/30/23		250	251,820
Sr. Unsec’d. Notes
2.150%	09/06/22		910	935,781
Citigroup, Inc.,
Jr. Sub. Notes, Series M
6.300%(ff)	—	(rr)	157	169,018
Jr. Sub. Notes, Series P
5.950%(ff)	—	(a)(rr)	320	348,103
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	820	940,663
Jr. Sub. Notes, Series W
4.000%(ff)	—	(a)(rr)	1,101	1,131,047
Sr. Unsec’d. Notes
2.312%(ff)	11/04/22		1,550	1,574,141
2.900%	12/08/21		380	388,268
2.976%(ff)	11/05/30		2,536	2,791,222
3.520%(ff)	10/27/28		3,277	3,702,296

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.668%(ff)	07/24/28		1,650	$1,876,915
3.887%(ff)	01/10/28		1,375	1,579,630
Sub. Notes
4.300%	11/20/26		900	1,050,003
5.300%	05/06/44		50	69,787
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
1.201%(c)	03/29/23		370	374,899
Sr. Unsec’d. Notes
3.250%	02/14/22		560	576,721
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
2.500%	09/18/22		500	518,962
Sub. Notes, 144A
4.500%	12/09/25	(a)	1,095	1,258,891
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26		470	531,048
Gtd. Notes, GMTN
3.875%	02/08/22		1,490	1,548,813
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	(a)	1,225	1,268,755
3.250%	10/04/24		960	1,046,666
3.375%	01/10/22		1,510	1,556,575
4.125%	01/10/27		520	597,415
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.800%	04/08/22		758	782,173
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
4.500%(ff)	—	(rr)	980	983,995
6.250%(ff)	—	(rr)	900	983,707
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.200%
1.420%(c)	12/14/23		250	253,109
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25	(a)	2,417	2,543,802
4.194%(ff)	04/01/31		440	517,382
4.207%(ff)	06/12/24		2,419	2,620,075
4.282%	01/09/28		1,506	1,744,270
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23		200	200,937
1.621%(ff)	09/11/26		275	276,410
3.244%(ff)	12/20/25		484	518,525
5.000%(ff)	01/12/23		960	998,682
5.375%	01/12/24		528	595,903
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24		830	853,366
4.250%	10/14/21		235	240,845
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		250	279,979
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22		1,129	1,168,390

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
8.250%	03/01/38		70	$118,904
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series P
5.000%(ff)	—	(a)(rr)	380	383,359
Sr. Unsec’d. Notes
2.876%(ff)	10/31/22		1,535	1,566,154
3.500%	04/01/25		2,260	2,513,205
3.691%(ff)	06/05/28		3,935	4,535,016
3.800%	03/15/30	(a)	837	983,854
3.814%(ff)	04/23/29		1,366	1,580,376
3.850%	01/26/27		1,217	1,390,003
4.017%(ff)	10/31/38		615	749,408
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
1.215%(c)	07/24/23		390	393,768
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.600%(ff)	—	(rr)	290	295,304
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28	(a)	1,305	1,336,119
2.357%(ff)	08/18/31	(a)	890	918,622
2.848%(ff)	06/04/31		750	805,320
4.041%(ff)	03/13/28		1,650	1,882,121
4.292%(ff)	09/12/26		916	1,046,178
4.950%	03/31/30		882	1,102,264
Sub. Notes
7.625%	05/17/32		280	408,042
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22		1,146	1,167,266
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.050%	08/15/21		130	131,429
5.000%	06/09/21		673	686,697
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		249	257,523
KeyBank NA,
Sr. Unsec’d. Notes
3.300%	02/01/22		1,128	1,164,157
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
2.500%	02/15/22		1,520	1,559,459
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.000%	01/11/22		1,135	1,164,477
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
0.441%	12/16/22		782	782,692
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.350%
1.601%(c)	03/27/24		280	283,804
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.500%	05/18/22		1,530	1,573,265

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
0.925%(c)	03/07/22		230	$231,103
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.790%
1.005%(c)	07/25/22		190	191,520
Sr. Unsec’d. Notes
2.193%	02/25/25		1,907	2,011,703
2.998%	02/22/22		1,512	1,557,163
3.751%	07/18/39		300	362,098
3.761%	07/26/23		1,030	1,114,879
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.630%
0.837%(c)	05/25/24		625	626,023
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.790%
1.015%(c)	03/05/23		200	201,451
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.850%
1.070%(c)	09/13/23		200	200,943
Sr. Unsec’d. Notes
1.241%(ff)	07/10/24		760	772,747
2.226%(ff)	05/25/26		1,336	1,405,876
2.273%	09/13/21		325	329,350
2.601%	09/11/22		870	903,028
2.721%(ff)	07/16/23		714	737,038
2.953%	02/28/22		321	330,559
Morgan Stanley,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
1.398%(c)	01/20/22		180	180,089
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		1,133	1,232,134
3.772%(ff)	01/24/29	(a)	1,275	1,476,113
3.875%	01/27/26		930	1,065,886
Sr. Unsec’d. Notes, MTN, SOFR + 0.830%
0.919%(c)	06/10/22		260	260,780
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25		3,008	3,217,545
2.750%	05/19/22		1,519	1,568,825
3.591%(ff)	07/22/28		3,350	3,822,426
3.622%(ff)	04/01/31		774	898,947
Sub. Notes, MTN
3.950%	04/23/27	(a)	400	462,489
MUFG Union Bank NA,
Sr. Unsec’d. Notes, SOFR + 0.710%
0.798%(c)	12/09/22		250	251,461
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes
3.700%	11/04/21		1,520	1,563,875
Sub. Notes, 144A, MTN
3.933%(ff)	08/02/34		265	297,640
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.073%(ff)	05/22/28		405	439,952
4.269%(ff)	03/22/25		1,978	2,185,396
Sub. Notes
6.000%	12/19/23		30	34,228
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23		765	796,074

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		140	$153,080
PNC Bank NA,
Sr. Unsec’d. Notes
2.232%(ff)	07/22/22		1,540	1,556,405
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.800%	04/29/22	(a)	1,520	1,571,036
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes
1.875%	09/13/21		1,550	1,566,992
Sr. Unsec’d. Notes, 144A
3.050%	03/25/22		322	332,817
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		1,235	1,246,129
2.625%	10/16/24		780	823,858
Sub. Notes, 144A
4.750%	11/24/25		1,000	1,133,961
Sub. Notes, 144A, MTN
3.653%(ff)	07/08/35		370	398,155
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23		540	546,344
2.744%(ff)	09/10/22		245	248,493
2.819%(ff)	01/30/26		2,035	2,156,131
4.247%(ff)	01/20/23		260	269,476
4.644%(ff)	04/01/31		228	275,635
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.200%
1.430%(c)	09/10/22		1,561	1,567,838
State Street Corp.,
Sr. Unsec’d. Notes
4.141%(ff)	12/03/29		512	619,571
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
0.958%(c)	10/18/22	(a)	540	543,929
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
1.078%(c)	07/19/23		100	100,921
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.140%
1.358%(c)	10/19/21		390	393,185
Sr. Unsec’d. Notes
2.348%	01/15/25	(a)	707	749,800
2.696%	07/16/24		1,808	1,930,161
2.784%	07/12/22		558	578,597
2.846%	01/11/22		1,233	1,263,996
3.040%	07/16/29		265	294,203
3.446%	01/11/27		350	394,640
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
1.875%	09/07/21		1,020	1,031,200
3.350%	05/24/21		1,550	1,569,031
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.450%
0.540%(c)	09/28/23		450	451,468
Sr. Unsec’d. Notes, MTN, SOFR + 0.480%
0.566%(c)	01/27/23		730	732,887

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
1.900%	12/01/22		1,173	$1,209,387
Truist Bank,
Sub. Notes
3.300%	05/15/26	(a)	400	447,825
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
2.750%	04/01/22		1,520	1,563,695
U.S. Bancorp,
Sr. Unsec’d. Notes, Series V, MTN
2.625%	01/24/22		1,520	1,555,101
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22		302	307,398
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		420	424,820
2.650%	02/01/22		500	512,656
3.126%(ff)	08/13/30		498	556,818
4.125%	09/24/25		445	509,533
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		730	794,177
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		2,545	2,707,295
2.406%(ff)	10/30/25		1,907	2,015,784
2.572%(ff)	02/11/31		2,005	2,127,032
3.196%(ff)	06/17/27		1,590	1,763,974
3.584%(ff)	05/22/28		2,509	2,843,927
Sub. Notes
5.375%	11/02/43		130	179,822
Sub. Notes, MTN
4.100%	06/03/26		160	183,529
4.400%	06/14/46		195	243,191
4.750%	12/07/46		38	49,755
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
2.082%(ff)	09/09/22		1,550	1,567,753
2.897%(ff)	05/27/22		773	780,893
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.000%	08/19/21		100	101,095
2.800%	01/11/22		1,520	1,559,586
Sub. Notes
4.421%	07/24/39		70	88,853
Sub. Notes, GMTN
4.322%(ff)	11/23/31		480	547,584

				202,306,145

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		155	201,592
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43		480	551,699

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		985	$1,161,823
4.375%	04/15/38		1,021	1,258,400
4.439%	10/06/48		503	623,663
4.500%	06/01/50		1,474	1,856,963
4.600%	04/15/48		500	630,236
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	06/01/40		643	681,806
2.600%	06/01/50		721	755,897
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29		264	293,811
Sr. Unsec’d. Notes
3.750%	05/01/50		296	348,268
Diageo Capital PLC (United Kingdom),
Gtd. Notes
2.000%	04/29/30		315	328,542
Fomento Economico Mexicano SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.500%	01/16/50		880	977,044
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.800%	05/01/50		365	435,752
4.597%	05/25/28		320	390,068
4.985%	05/25/38		160	213,645
Molson Coors Beverage Co.,
Gtd. Notes
4.200%	07/15/46		477	545,129
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.500%	03/19/40		60	72,196
3.600%	08/13/42		50	60,834
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31		1,220	1,200,079

				12,587,447

Biotechnology — 0.4%
Advanz Pharma Corp. Ltd. (Canada),
Sr. Sec’d. Notes
8.000%	09/06/24		16	15,953
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	02/25/31		138	146,613
2.650%	05/11/22		992	1,021,482
3.150%	02/21/40		895	975,200
3.375%	02/21/50		375	417,979
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	(a)	1,356	1,409,737
3.150%	05/01/50	(a)	605	622,868
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.650%	10/01/30	(a)	430	430,471
2.600%	10/01/40	(a)	920	929,275

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
2.800%	10/01/50		565	$562,620
4.000%	09/01/36		480	581,747
4.800%	04/01/44		130	171,487
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30		745	734,012
2.800%	09/15/50		59	57,118
Royalty Pharma PLC,
Gtd. Notes, 144A
1.200%	09/02/25	(a)	510	517,875

				8,594,437

Building Materials — 0.2%
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		175	178,683
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	06/01/27		100	108,495
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25		230	243,316
2.493%	02/15/27		168	181,184
2.722%	02/15/30		620	662,492
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)	710	753,921
PGT Innovations, Inc.,
Gtd. Notes, 144A
6.750%	08/01/26		5	5,317
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		2,210	2,333,075
5.000%	02/15/27		35	36,637
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25		115	116,811
5.250%	01/15/29		4	4,201

				4,624,132

Chemicals — 0.4%
Air Liquide Finance SA (France),
Gtd. Notes, 144A
1.750%	09/27/21		1,551	1,565,986
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.700%	05/15/40		450	483,645
2.800%	05/15/50		85	93,282
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		275	276,156
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
4.750%	06/15/27		565	600,313
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34		125	153,578

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)	1,108	$1,146,459
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		22	22,115
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.100%	11/15/30	(a)	400	409,198
4.550%	11/30/25		270	315,583
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38		80	108,195
INEOS Group Holdings SA (Luxembourg),
Sec’d. Notes, 144A
5.625%	08/01/24	(a)	250	253,690
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
4.450%	09/26/28		35	41,417
5.000%	09/26/48		70	93,674
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.050%	11/15/27		318	360,243
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		220	229,692
5.000%	05/01/25		580	613,016
5.250%	06/01/27	(a)	647	690,398
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		175	207,987
5.250%	01/15/45		20	27,384
Olin Corp.,
Sr. Unsec’d. Notes
5.625%	08/01/29		155	168,045
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.300%	05/15/50	(a)	715	799,458
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25		5	5,115
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26		120	125,034
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25		45	42,523

				8,832,186

Commercial Services — 0.7%
ADT Security Corp. (The),
Sr. Sec’d. Notes
4.125%	06/15/23		115	122,522
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		150	162,495

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		301	$219,846
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		41	43,698
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		42	45,627
Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A
4.000%	05/01/28		315	334,546
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25		236	238,361
5.750%	07/15/27		274	278,523
6.375%	04/01/24	(a)	1,055	1,076,308
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25		274	292,430
Duke University,
Unsec’d. Notes, Series 2020
2.832%	10/01/55		350	376,857
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.600%	12/01/21		250	254,386
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30		175	184,268
4.500%	07/01/28		335	353,623
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30		654	709,954
3.200%	08/15/29		561	622,790
4.150%	08/15/49		90	110,394
4.450%	06/01/28		500	592,678
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		850	907,989
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22	(d)	85	46,194
Gtd. Notes, 144A
5.500%	10/15/24	(d)	594	313,830
6.000%	01/15/28	(d)	80	43,258
7.125%	08/01/26	(d)	270	143,399
Sec’d. Notes, 144A
7.625%	06/01/22	(d)	120	118,305
Jaguar Holding Co. II/PPD Development LP,
Gtd. Notes, 144A
5.000%	06/15/28		300	323,302
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		348	348,879
5.625%	10/01/28	(a)	550	598,072
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
6.250%	01/15/28	(a)	320	343,286

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Sr. Sec’d. Notes, 144A
5.250%	04/15/24		70	$74,760
5.750%	04/15/26		602	660,303
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		136	148,723
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		169	180,139
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	(a)	365	343,230
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/25		295	351,627
Service Corp. International,
Sr. Unsec’d. Notes
4.625%	12/15/27	(a)	600	640,647
5.125%	06/01/29		560	622,585
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50		330	350,121
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		325	341,504
4.875%	01/15/28		545	583,466
5.250%	01/15/30	(a)	1,330	1,481,386
5.500%	05/15/27		100	107,065
Sec’d. Notes
3.875%	11/15/27		150	158,346

				15,249,722

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50		710	753,810
2.950%	09/11/49		245	272,950
3.450%	02/09/45		880	1,066,307
3.850%	05/04/43		305	387,164
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		125	129,696
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	(a)	1,276	1,506,751
5.300%	10/01/29		165	202,158
5.450%	06/15/23		50	55,304
6.020%	06/15/26		140	170,825
6.100%	07/15/27		1,070	1,328,977
6.200%	07/15/30		340	439,905
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
0.958%(c)	10/05/21		440	440,070
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.500%	01/27/22		700	716,740
2.850%	05/15/40	(a)	991	1,062,009

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Leidos, Inc.,
Gtd. Notes, 144A
2.300%	02/15/31		1,220	$1,248,548
2.950%	05/15/23		110	115,726
4.375%	05/15/30		110	131,828
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28		205	215,946
5.750%	09/01/27		700	742,889
6.125%	09/01/29	(a)	750	831,876
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	449	497,646

				12,317,125

Cosmetics/Personal Care — 0.0%
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28		395	424,182
High Ridge Brands Corp.,
Sr. Unsec’d. Notes, 144A
8.875%	03/15/25^	(d)	22	—

				424,182

Distribution/Wholesale — 0.1%
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		80	80,579
5.500%	10/15/27	(a)	620	653,993
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		785	742,895
Sr. Unsec’d. Notes, 144A
13.125%	11/15/27		10	8,046

				1,485,513

Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	01/15/25		612	649,570
3.950%	02/01/22		150	154,345
4.875%	01/16/24		820	896,885
6.500%	07/15/25		150	179,314
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22		375	385,686
Sr. Sec’d. Notes, 144A
0.450%	12/08/23		685	684,931
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		1,899	2,024,905
3.375%	07/01/25	(a)	358	386,735
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		310	327,915
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		125	183,509

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Sub. Notes
5.750%	11/20/25	(a)	980	$1,140,201
American Express Co.,
Sr. Unsec’d. Notes
2.750%	05/20/22		1,521	1,569,098
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
5.500%	12/15/24		200	220,819
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.875%	02/15/25		1,245	1,267,296
3.950%	07/01/24		100	105,620
4.250%	04/15/26		930	1,004,881
4.375%	05/01/26		450	486,171
5.125%	10/01/23		130	139,684
5.250%	05/15/24		115	124,894
5.500%	01/15/23		55	58,491
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21		605	619,011
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—	(rr)	1,430	1,501,165
GE Capital Funding LLC,
Gtd. Notes, 144A
4.400%	05/15/30	(a)	1,655	1,948,915
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)	1,150	1,278,437
4.418%	11/15/35		860	1,025,427
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		150	134,088
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50		500	536,076
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
3.230%(cc)	12/21/65		200	132,790
Intercontinental Exchange, Inc.,
Gtd. Notes
2.350%	09/15/22		900	928,181
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		280	302,489
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50		110	142,076
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		310	328,116
Navient Corp.,
Sr. Unsec’d. Notes
6.500%	06/15/22		440	464,325
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		425	451,974

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
OneMain Finance Corp.,
Gtd. Notes
6.125%	03/15/24		35	$38,379
6.625%	01/15/28		45	53,596
6.875%	03/15/25		340	395,243
7.125%	03/15/26		1,178	1,383,273
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22		195	204,358
Quicken Loans LLC,
Gtd. Notes, 144A
5.250%	01/15/28		164	175,202
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29	(a)	960	979,191
Visa, Inc.,
Sr. Unsec’d. Notes
2.700%	04/15/40		937	1,022,376

				26,035,638

Electric — 2.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		430	502,470
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
1.375%	01/15/26		420	423,579
2.450%	01/15/31		1,127	1,141,341
3.300%	07/15/25		850	927,453
3.950%	07/15/30		90	101,633
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42		95	116,272
Sr. Unsec’d. Notes, Series V
5.600%	03/15/33		85	112,221
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23		2,210	2,235,726
Alliant Energy Finance LLC,
Gtd. Notes, 144A
1.400%	03/15/26		130	131,003
Ameren Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/31		761	876,422
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series I
3.650%	12/01/21		761	783,217
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series L
5.800%	10/01/35		73	101,193
Arizona Public Service Co.,
Sr. Unsec’d. Notes
5.050%	09/01/41		77	105,168
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
1.650%	05/15/31		192	191,760
2.850%	05/15/51		585	599,338

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.700%	07/15/30		140	$165,726
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		704	728,643
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		475	500,199
CenterPoint Energy, Inc.,
Jr. Sub. Notes, Series A
6.125%(ff)	—	(rr)	390	409,850
Sr. Unsec’d. Notes
2.950%	03/01/30		34	37,120
3.600%	11/01/21		761	781,052
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25		40	42,148
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24		140	159,030
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50		290	326,590
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50		94	102,702
3.650%	06/15/46		140	166,624
3.700%	03/01/45		70	82,356
4.700%	01/15/44		170	226,767
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.300%	04/15/44		400	522,227
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.875%	06/15/47		90	106,144
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series F
5.250%	08/01/33		170	222,584
DPL, Inc.,
Sr. Unsec’d. Notes
4.350%	04/15/29		280	313,917
DTE Energy Co.,
Sr. Unsec’d. Notes, Series H
0.550%	11/01/22		784	787,119
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49		75	84,958
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46		420	480,095
3.800%	07/15/28		410	481,504
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50		868	908,013
3.750%	05/15/46		175	208,571
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30		160	166,961

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	45	$54,425
4.100%	05/15/42	100	123,964
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30	235	242,848
3.616%	08/01/27	385	426,308
Edison International,
Sr. Unsec’d. Notes
3.125%	11/15/22	605	628,309
4.125%	03/15/28	770	857,791
EDP Finance BV (Portugal),
Sr. Unsec’d. Notes, 144A
1.710%	01/24/28	1,570	1,577,590
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46	563	714,499
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	520	591,228
4.750%	05/25/47	200	264,866
6.000%	10/07/39	200	285,089
Entergy Louisiana LLC,
First Mortgage
2.900%	03/15/51	180	191,819
4.950%	01/15/45	130	142,160
Entergy Texas, Inc.,
First Mortgage
3.450%	12/01/27	100	108,738
3.550%	09/30/49	704	816,841
Evergy Metro, Inc.,
First Mortgage, Series 2020
2.250%	06/01/30	230	243,769
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	1,358	1,488,755
Eversource Energy,
Sr. Unsec’d. Notes, Series K
2.750%	03/15/22	760	780,465
Exelon Corp.,
Sr. Unsec’d. Notes
4.700%	04/15/50	219	289,924
7.600%	04/01/32	110	159,121
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.400%	03/15/22	755	779,533
5.750%	10/01/41	315	364,803
6.250%	10/01/39	140	168,815
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	330	404,533
4.050%	06/01/42	205	260,233
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	560	616,516

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		120	$126,900
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.350%	11/15/27		292	328,681
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	(a)	1,796	1,965,641
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		70	88,345
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		375	419,058
Louisville Gas & Electric Co.,
First Mortgage
4.650%	11/15/43		55	71,073
Massachusetts Electric Co.,
Unsec’d. Notes, 144A
4.004%	08/15/46		90	108,804
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30		255	289,889
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40		140	184,784
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47		190	223,989
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.720%
0.927%(c)	02/25/22		1,168	1,176,130
Gtd. Notes, 3 Month LIBOR + 2.125%
2.342%(c)	06/15/67		554	482,328
Gtd. Notes
2.750%	05/01/25		600	649,388
2.750%	11/01/29		332	361,865
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		125	133,744
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		350	369,824
7.250%	05/15/26		495	522,370
Gtd. Notes, 144A
5.250%	06/15/29		121	133,011
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		1,135	1,241,239
Ohio Edison Co.,
Sr. Unsec’d. Notes
6.875%	07/15/36		45	61,294
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	05/15/50		70	87,082
Pacific Gas & Electric Co.,
First Mortgage
3.300%	03/15/27		690	732,156
3.450%	07/01/25		450	487,443

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.850%	11/15/23		1,425	$1,516,796
4.000%	12/01/46		410	423,830
4.450%	04/15/42		625	673,374
4.600%	06/15/43		1,290	1,411,075
PacifiCorp,
First Mortgage
2.700%	09/15/30		464	510,782
3.300%	03/15/51		588	676,760
4.125%	01/15/49		212	271,317
4.150%	02/15/50		130	168,983
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		138	146,613
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.600%	06/01/29		200	218,028
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	745	795,890
PPL Capital Funding, Inc.,
Gtd. Notes, Series A, 3 Month LIBOR + 2.665%
2.905%(c)	03/30/67		300	259,781
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		760	780,123
7.000%	10/30/31		105	150,324
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.700%	05/01/50		257	271,913
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.000%	11/15/21		774	783,920
San Diego Gas & Electric Co.,
First Mortgage
4.300%	04/01/42		80	95,763
6.000%	06/01/26		85	107,000
First Mortgage, Series UUU
3.320%	04/15/50		176	200,208
Sempra Energy,
Jr. Sub. Notes
4.875%(ff)	—	(rr)	524	561,194
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26		1,180	1,280,125
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30		338	351,355
3.650%	02/01/50		176	200,806
First Mortgage, Series E
3.700%	08/01/25		260	291,414
First Ref. Mortgage, Series B
3.650%	03/01/28		800	896,975
First Ref. Mortgage, Series C
3.600%	02/01/45		620	683,093
4.125%	03/01/48		405	483,784

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southern Power Co.,
Sr. Unsec’d. Notes, Series E
2.500%	12/15/21		762	$776,061
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	(a)	450	539,960
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45		315	364,379
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes
5.000%	12/31/21^		160	160
11.500%	12/31/99		150	225
Sr. Sec’d. Notes, 144A
5.000%	10/10/99^		428	642
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		90	122,646
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30		375	371,123
4.000%	06/15/50		180	220,118
4.850%	12/01/48		105	140,422
Union Electric Co.,
First Mortgage
2.950%	03/15/30		856	957,218
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		865	870,899
3.450%	09/01/22		747	777,590
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27		285	325,202
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		610	649,800
5.500%	09/01/26		110	114,828
5.625%	02/15/27		407	432,681
Sr. Sec’d. Notes, 144A
4.300%	07/15/29		1,075	1,218,189
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.600%	12/01/29		410	444,618
3.400%	06/01/30	(a)	355	408,785

				62,134,448

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.750%	06/15/28		550	578,742
7.750%	01/15/27		1,365	1,516,727
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		325	357,304
7.250%	06/15/28	(a)	505	573,605

				3,026,378

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electronics — 0.2%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/50		90	$98,519
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
0.450%	08/15/22		784	785,026
1.400%	09/15/27		290	293,790
2.000%	06/30/30		160	163,848
2.950%	09/15/29		513	563,950
3.125%	11/15/22		176	183,971
4.200%	09/15/28		40	47,729
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		2	2,217
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		174	180,250
4.375%	02/15/30	(a)	1,020	1,102,130

				3,421,430

Engineering & Construction — 0.0%
AECOM,
Gtd. Notes
5.125%	03/15/27		196	217,841
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		455	477,089

				694,930

Entertainment — 0.4%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
12.000%	06/15/26		476	104,139
Sr. Sec’d. Notes, 144A
10.500%	04/24/26		169	114,601
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		155	156,463
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		727	770,081
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29		145	149,246
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes
5.375%	04/15/27		8	8,201
Sr. Sec’d. Notes, 144A
5.500%	05/01/25		300	313,397
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	(d)	188	99,104
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	(a)	614	585,976

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Sr. Sec’d. Notes, 144A
8.750%	05/01/25		155	$169,015
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23		16	16,248
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		140	157,824
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24		22	20,725
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	(a)	1,045	1,169,958
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		405	414,934
4.875%	11/01/24		265	268,481
5.625%	03/15/26		623	641,207
Sr. Sec’d. Notes, 144A
6.500%	05/15/27		315	352,417
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		155	159,855
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	(a)	369	369,368
5.500%	04/15/27	(a)	264	272,062
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	(a)	590	640,126
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26	(a)	414	436,385
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.000%	02/15/31		7	6,854
3.875%	07/15/30	(a)	580	616,188
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		768	803,018

				8,815,873

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.750%	08/01/25		585	599,830
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.050%	03/01/50		300	325,715

				925,545

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	04/01/25		315	323,825

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Food Service (cont’d.)
5.000%	02/01/28	(a)	200	$210,717

				534,542

Foods — 0.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		104	107,267
Gtd. Notes, 144A
3.250%	03/15/26	(a)	560	569,263
4.625%	01/15/27		1,935	2,055,100
4.875%	02/15/30		300	330,064
7.500%	03/15/26		261	291,663
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	320	330,561
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.125%	04/24/50		57	60,231
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	11/01/38		40	53,610
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		64	65,347
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		759	773,576
Grupo Bimbo SAB de CV (Mexico),
Gtd. Notes, 144A
4.000%	09/06/49		330	372,839
Hershey Co. (The),
Sr. Unsec’d. Notes
2.650%	06/01/50		190	199,732
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		310	320,124
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		46	53,539
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		212	243,441
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	01/30/29		1,165	1,330,217
5.000%	06/04/42		297	347,861
Gtd. Notes, 144A
4.625%	10/01/39		55	61,151
Kroger Co. (The),
Sr. Unsec’d. Notes
3.875%	10/15/46		820	965,843
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	700	730,134
4.875%	05/15/28		255	286,169
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.125%	09/19/22		759	781,407

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26		11	$12,637
8.000%	05/01/31		262	319,954
Sr. Unsec’d. Notes, MTN, Series C
6.625%	06/01/28		126	137,090
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		225	230,857
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30	(a)	415	436,496
5.000%	08/15/26		564	583,222
5.500%	12/15/29		295	322,438
5.625%	01/15/28		5	5,341
5.750%	03/01/27		580	614,289
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	(a)	400	423,255
Sysco Corp.,
Gtd. Notes
3.300%	02/15/50		918	957,436
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
2.250%	08/23/21		772	779,959
3.550%	06/02/27		1,377	1,568,526
4.550%	06/02/47		55	72,826
4.875%	08/15/34		70	91,862
5.150%	08/15/44		55	76,007

				16,961,334

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26		800	802,006

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		837	925,296
5.750%	05/20/27		67	76,413
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.000%	06/15/27		290	321,262
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		410	451,893
4.487%	02/15/42		71	89,254
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series C
3.900%	11/15/49		170	200,709
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	(a)	750	754,431
2.950%	09/01/29		610	670,684
5.800%	02/01/42		224	307,542

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes, Series 20-A
1.750%	01/15/31		1,030	$1,038,336

				4,835,820

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		220	303,079
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28		675	718,073
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		780	835,722
4.550%	03/01/39		183	234,652
DH Europe Finance II Sarl,
Gtd. Notes
2.050%	11/15/22		400	412,673
3.250%	11/15/39		70	79,668
3.400%	11/15/49		35	41,478
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
4.375%	09/15/27		270	285,558
Stryker Corp.,
Sr. Unsec’d. Notes
4.100%	04/01/43		555	679,908
Teleflex, Inc.,
Gtd. Notes
4.625%	11/15/27		155	166,573
4.875%	06/01/26		70	72,865
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/45		105	122,751

				3,953,000

Healthcare-Services — 1.7%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		41	41,110
6.500%	03/01/24		160	163,787
Gtd. Notes, 144A
5.500%	07/01/28	(a)	375	403,102
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47		366	432,563
4.125%	11/15/42		286	339,048
6.750%	12/15/37		70	106,785
Anthem, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29		567	628,579
2.950%	12/01/22		749	784,569
4.625%	05/15/42		101	131,684
4.650%	01/15/43		101	132,593
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		200	210,791

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
4.250%	12/15/27		179	$190,517
4.625%	12/15/29		2,855	3,167,585
4.750%	01/15/25		83	85,154
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		322	339,261
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	03/15/26		43	46,474
8.625%	01/15/24		925	964,924
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		600	608,855
4.625%	06/01/30		865	919,795
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		640	670,444
4.750%	02/01/30		525	561,971
5.750%	09/15/25		140	144,511
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		4,005	4,234,911
5.375%	02/01/25		333	374,212
5.625%	09/01/28	(a)	1,729	2,038,598
5.875%	02/15/26		2,659	3,062,127
5.875%	02/01/29		425	511,741
Sr. Sec’d. Notes
4.500%	02/15/27		3,227	3,754,159
5.125%	06/15/39		70	89,449
5.250%	04/15/25		610	712,642
5.250%	06/15/26		320	379,004
5.500%	06/15/47		205	273,579
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		265	278,176
5.000%	05/15/27		740	787,346
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40		420	408,640
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25		261	266,014
Sec’d. Notes, 144A
6.250%	02/01/27		635	669,406
Sr. Sec’d. Notes
4.625%	07/15/24		2,433	2,492,584
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		49	50,857
4.875%	01/01/26		1,916	2,002,236
5.125%	11/01/27		137	145,230
Sr. Unsec’d. Notes
6.750%	06/15/23		180	193,402
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.375%	10/15/22		830	861,126
2.750%	05/15/40		993	1,074,808
2.900%	05/15/50		440	486,816
3.150%	06/15/21		239	242,067

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
3.500%	08/15/39	(a)	350	$414,114
4.625%	07/15/35		70	94,301
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	(a)	1,065	1,106,058
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26		115	123,190
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50		490	506,483

				38,707,378

Holding Companies-Diversified — 0.1%
CK Hutchison International 19 Ltd. (United Kingdom),
Gtd. Notes, 144A
3.250%	04/11/24	(a)	524	561,216
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		591	669,382

				1,230,598

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.750%	11/29/27	(a)	490	579,188
5.000%	06/15/27	(a)	355	419,662
5.250%	06/01/26		265	314,494
5.875%	11/15/24		45	52,043
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27		171	201,800
Toll Brothers Finance Corp.,
Gtd. Notes
3.800%	11/01/29		160	173,377

				1,740,564

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	814	844,638
5.625%	10/15/23		231	234,766

				1,079,404

Household Products/Wares — 0.2%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24		302	310,125
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30		525	549,044
5.125%	02/01/28		545	580,910
Clorox Co. (The),
Sr. Unsec’d. Notes
1.800%	05/15/30		502	516,409

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Household Products/Wares (cont’d.)
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28		180	$191,607
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
3.000%	06/26/27		210	233,517
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		687	709,317
6.125%	12/15/24		190	194,275
Gtd. Notes, 144A
5.000%	10/01/29		796	855,190
5.500%	07/15/30	(a)	415	449,329

				4,589,723

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26		1,220	1,345,071
5.875%	04/01/36		340	413,381
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.500%	10/15/29		500	538,042

				2,296,494

Insurance — 0.6%
Aflac, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/46		612	743,266
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35		437	524,696
4.375%	06/30/50		180	233,931
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50		660	708,381
4.200%	08/15/48		967	1,274,791
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.400%	07/07/25		480	492,552
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.100%	10/01/41		45	67,118
Jackson National Life Global Funding,
Sec’d. Notes, 144A
2.375%	09/15/22		1,189	1,229,702
Sr. Sec’d. Notes, 144A
2.500%	06/27/22		1,075	1,109,201
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25		100	125,007
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.750%	01/30/22		760	777,717
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.250%	07/01/22		1,510	1,553,309

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
2.500%	04/13/22	1,150	$1,182,474
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	122	155,168
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
1.950%	09/15/21	725	733,600
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50	280	329,366
New York Life Global Funding,
Sec’d. Notes, 144A
3.250%	08/06/21	220	223,873
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	165	196,068
4.450%	05/15/69	290	392,230
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	180	212,187
Protective Life Global Funding,
Sec’d. Notes, 144A
1.999%	09/14/21	400	404,753
Sr. Sec’d. Notes, 144A
2.615%	08/22/22	500	518,174
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.375%(ff)	09/15/54	205	216,219
4.900%	09/15/44	105	141,584
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
2.550%	04/27/50	160	167,885

			13,713,252

Internet — 0.3%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	450	438,816
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	270	287,830
3.875%	08/22/37	885	1,101,877
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22	350	359,881
eBay, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%
1.084%(c)	01/30/23	240	242,479
MYT Holding LLC,
Sr. Sec’d. Notes, 144A, Cash coupon 7.500% or PIK 7.500%
7.500%	09/25/25	44	43,971
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	845	953,114
5.875%	02/15/25	31	35,577
5.875%	11/15/28	276	330,670

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30	1,450	$1,669,563
5.375%	11/15/29	165	194,311
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26	270	285,859

			5,943,948

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.750%	09/15/24	165	171,924
6.250%	05/15/26	83	87,993

			259,917

Iron/Steel — 0.1%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/23	20	21,956
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	300	317,173
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/25	180	208,343
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30	1,952	2,176,863

			2,724,335

Leisure Time — 0.0%
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25	15	13,978
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/23	300	341,107
11.500%	06/01/25	310	362,572
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	342	345,784

			1,063,441

Lodging — 0.3%
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26	220	228,954
6.375%	04/01/26	169	175,349
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	93	102,005
5.125%	05/01/26	765	793,150
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	423	445,863

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		250	$292,430
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26	(a)	660	689,708
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,151	1,217,325
5.750%	06/15/25	(a)	648	716,601
6.000%	03/15/23		45	48,416
6.750%	05/01/25		1,000	1,082,020
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28		85	85,571
5.000%	10/01/25		260	263,411
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
6.000%	04/01/27		68	76,410
6.600%	10/01/25		84	95,041
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
4.250%	05/30/23	(a)	425	431,211
5.500%	03/01/25	(a)	680	709,957

				7,453,422

Machinery-Construction & Mining — 0.1%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		75	77,889
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
1.700%	08/09/21		200	201,726
Sr. Unsec’d. Notes, MTN
1.950%	11/18/22		790	814,613
2.850%	06/01/22		838	868,467
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		5	5,151

				1,967,846

Machinery-Diversified — 0.0%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
0.688%(c)	04/05/23		200	199,978
Sr. Unsec’d. Notes
3.112%	02/15/40	(a)	340	370,641
Vertical US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27		400	423,417
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		50	51,603

				1,045,639

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 2.4%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)	900	$921,192
7.500%	05/15/26		1,505	1,584,885
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		59	60,910
5.000%	04/01/24		410	418,097
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		942	1,016,521
5.000%	02/01/28		2,039	2,153,031
5.125%	05/01/27		4,690	4,973,089
5.750%	02/15/26		2,465	2,545,605
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	(a)	570	569,089
2.800%	04/01/31		1,030	1,087,836
3.700%	04/01/51		170	175,395
3.750%	02/15/28		520	582,958
4.800%	03/01/50		1,101	1,307,343
5.375%	05/01/47		90	112,369
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.250%	02/15/24	(a)	1,145	1,160,619
Sr. Sec’d. Notes, 144A
5.125%	08/15/27		1,325	1,354,933
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27		1,300	1,397,263
2.450%	08/15/52	(a)	1,670	1,621,032
3.200%	07/15/36		1,002	1,134,518
3.250%	11/01/39		250	282,402
3.750%	04/01/40		566	681,868
4.049%	11/01/52		187	238,567
4.600%	10/15/38		315	414,742
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		100	99,901
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35		536	678,139
CSC Holdings LLC,
Gtd. Notes, 144A
5.375%	02/01/28		500	534,278
6.500%	02/01/29		783	883,090
Sr. Unsec’d. Notes
5.250%	06/01/24		393	425,165
5.875%	09/15/22		50	52,964
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		617	501,405
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	(a)	365	417,549
3.950%	03/20/28		1,215	1,392,753
4.950%	05/15/42		65	78,314

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
5.200%	09/20/47	(a)	320	$415,336
Gtd. Notes, 144A
4.000%	09/15/55		96	106,893
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		48	49,785
5.875%	07/15/22		57	59,524
5.875%	11/15/24	(a)	3,698	3,875,550
6.750%	06/01/21		276	281,493
7.750%	07/01/26	(a)	1,284	1,437,353
Entercom Media Corp.,
Gtd. Notes, 144A
7.250%	11/01/24		110	110,179
Sec’d. Notes, 144A
6.500%	05/01/27		85	86,374
Fox Corp.,
Sr. Unsec’d. Notes
3.500%	04/08/30	(a)	750	853,851
5.576%	01/25/49		75	109,405
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		237	248,454
7.000%	05/15/27		348	380,970
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		185	197,025
Sr. Sec’d. Notes
6.375%	05/01/26		74	79,673
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		1,135	1,196,065
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	1,370	1,342,059
Sr. Sec’d. Notes, 144A
6.500%	07/01/25		20	21,299
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27		934	1,004,307
Sr. Unsec’d. Notes, 144A
4.750%	11/01/28		309	323,547
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		54	58,282
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.875%	03/15/26		8	8,251
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.000%	08/01/27	(a)	1,595	1,692,435
5.375%	07/15/26	(a)	509	531,797
5.500%	07/01/29		255	281,140
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29		65	68,673
Gtd. Notes, 144A
4.625%	03/15/28		110	113,337
5.500%	09/15/24		15	15,310

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		337	$392,474
5.500%	09/01/41		175	225,137
5.875%	11/15/40		145	192,440
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		262	405,551
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
2.350%	12/01/22		231	239,988
2.450%	03/04/22		529	542,197
3.000%	07/30/46		155	167,585
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		173	179,238
6.250%(ff)	02/28/57		357	400,768
Sr. Unsec’d. Notes
4.200%	05/19/32	(a)	1,204	1,446,263
4.600%	01/15/45		470	563,154
4.850%	07/01/42		70	85,647
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27		1,128	1,197,668
5.375%	06/15/24		50	55,150
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29		1,070	1,160,837
Walt Disney Co. (The),
Gtd. Notes
2.000%	09/01/29		205	213,706
2.650%	01/13/31	(a)	1,270	1,391,782
2.750%	09/01/49		253	266,329
3.500%	05/13/40		644	757,023
7.430%	10/01/26		70	94,254

				55,783,380

Mining — 0.4%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	(a)	590	645,216
6.125%	05/15/28	(a)	200	218,233
6.750%	09/30/24		400	416,676
7.000%	09/30/26		675	720,534
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.625%	09/10/30		200	208,423
3.625%	09/11/24		220	240,892
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28	(a)	810	873,392
Sr. Sec’d. Notes, 144A
6.000%	05/15/25		216	230,845
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35		70	98,910

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Constellium SE,
Gtd. Notes, 144A
6.625%	03/01/25	(a)	765	$781,617
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27		310	344,286
4.750%	05/15/22		34	35,048
5.125%	03/15/23		15	15,813
5.125%	05/15/24		35	37,961
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28		5	5,240
4.375%	08/01/28		540	573,284
5.000%	09/01/27		260	276,287
5.450%	03/15/43		430	535,551
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42		146	179,598
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.500%	09/01/30		1,561	1,595,719
4.000%	03/27/27		313	353,990
4.125%	05/30/23		47	50,727
4.625%	04/29/24		140	156,791
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28		505	524,293
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30		35	37,718
5.875%	09/30/26	(a)	637	667,134

				9,824,178

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		476	443,720
7.875%	04/15/27		335	308,012
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42		90	113,821
FGI Operating Co. LLC,
Notes
0.000%	05/15/22^		582	1
General Electric Co.,
Sr. Unsec’d. Notes
3.450%	05/01/27	(a)	620	699,296
3.625%	05/01/30	(a)	1,076	1,226,010
4.125%	10/09/42		495	579,405
Sr. Unsec’d. Notes, MTN
5.550%	01/05/26		140	170,053

				3,540,318

Multi-National — 0.1%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.625%	04/07/22		1,560	1,568,993

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29		330	$335,964
4.250%	04/01/28	(a)	679	716,165
Xerox Corp.,
Sr. Unsec’d. Notes
4.375%	03/15/23		122	128,284

				1,180,413

Oil & Gas — 2.0%
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)	751	750,841
5.625%	06/01/23	(a)	424	414,528
Apache Corp.,
Sr. Unsec’d. Notes
4.625%	11/15/25	(a)	795	837,208
4.875%	11/15/27		105	111,305
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		205	194,976
Baytex Energy Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	04/01/27		20	12,716
BP Capital Markets America, Inc.,
Gtd. Notes
2.520%	09/19/22		890	921,345
2.772%	11/10/50		490	486,521
2.939%	06/04/51		415	423,829
3.017%	01/16/27		515	568,981
3.543%	04/06/27		939	1,067,928
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.279%	09/19/27		210	236,122
4.375%(ff)	—	(a)(rr)	348	371,287
4.875%(ff)	—	(a)(rr)	723	802,664
Callon Petroleum Co.,
Gtd. Notes
6.250%	04/15/23		29	18,749
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.375%	07/15/25	(a)	827	932,247
Chesapeake Energy Corp.,
Gtd. Notes
8.000%	01/15/25	(d)	315	12,988
Sec’d. Notes, 144A
11.500%	01/01/25	(d)	250	40,000
Chevron Corp.,
Sr. Unsec’d. Notes
2.978%	05/11/40		218	241,230
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27		335	369,710
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26	(a)	770	833,921

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gtd. Notes, 144A
7.500%	05/15/25		195	$199,531
Concho Resources, Inc.,
Gtd. Notes
2.400%	02/15/31	(a)	570	595,956
3.750%	10/01/27		810	926,098
4.300%	08/15/28		1,080	1,278,831
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	(a)	765	766,634
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		50	53,435
3.500%	12/01/29		660	705,448
4.750%	05/31/25	(a)	966	1,086,385
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	(a)	400	472,942
EQT Corp.,
Sr. Unsec’d. Notes
7.875%	02/01/25	(a)	585	667,403
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30		130	138,843
2.750%	11/10/21		232	236,436
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.610%	10/15/30		1,956	2,135,356
2.995%	08/16/39	(a)	395	428,055
3.095%	08/16/49		268	289,559
4.227%	03/19/40		320	397,827
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24	(d)	225	151,305
6.375%	05/15/25	(d)	33	22,234
6.375%	01/15/26	(d)	180	119,335
6.625%	05/01/23	(d)	130	87,918
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40		77	94,445
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	10/01/25		19	19,152
6.250%	11/01/28		85	86,904
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/23		1,750	1,900,765
5.125%	12/15/26		50	59,586
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		60	58,778
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24		28	28,278
7.125%	02/01/27		228	235,621
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	918	945,524

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26		90	$63,042
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25		207	107,689
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.250%	10/15/29		1,490	1,690,618
3.850%	01/15/28		1,190	1,377,651
4.950%	08/15/47		400	562,868
5.050%	11/15/44		105	147,188
5.250%	11/15/43		40	56,639
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	(a)	1,275	1,229,087
3.000%	02/15/27		275	247,173
6.625%	09/01/30		205	222,443
8.000%	07/15/25	(a)	975	1,109,274
8.500%	07/15/27	(a)	510	588,894
8.875%	07/15/30		325	383,041
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		745	775,119
5.375%	01/15/25		80	82,235
5.625%	10/15/27		151	165,331
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
6.000%	02/15/28		310	177,302
Sr. Sec’d. Notes, 144A
9.250%	05/15/25		195	192,573
Phillips 66,
Gtd. Notes
2.150%	12/15/30	(a)	1,142	1,158,805
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		395	391,195
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
7.125%	01/15/26		215	187,635
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.375%	10/01/22		18	18,726
5.625%	03/01/26		53	58,139
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	242	228,422
9.250%	02/01/26		210	219,439
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Gtd. Notes, 144A
8.250%	02/15/25		198	91,048
Shell International Finance BV (Netherlands),
Gtd. Notes
2.375%	11/07/29	(a)	450	483,972
2.750%	04/06/30	(a)	1,460	1,612,570
3.250%	04/06/50		120	135,505
4.550%	08/12/43		50	66,300

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		300	$259,541
6.625%	01/15/27		148	117,279
Southwestern Energy Co.,
Gtd. Notes
6.450%	01/23/25	(a)	629	656,139
7.500%	04/01/26		117	122,817
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.100%	05/15/25	(a)	1,689	1,850,072
6.800%	05/15/38		50	70,068
7.875%	06/15/26		210	271,499
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		54	54,678
5.500%	02/15/26		41	42,190
5.875%	03/15/28		16	17,248
6.000%	04/15/27		235	249,677
Total Capital International SA (France),
Gtd. Notes
2.986%	06/29/41		620	675,134
3.127%	05/29/50		150	163,126
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		225	190,838
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		378	359,078
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		115	104,576
Transocean, Inc.,
Gtd. Notes, 144A
11.500%	01/30/27		209	151,345
Valero Energy Corp.,
Sr. Unsec’d. Notes
1.200%	03/15/24		335	337,164
2.150%	09/15/27		400	407,271
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		18	12,887
WPX Energy, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/30		725	768,921
5.250%	10/15/27		210	222,534
8.250%	08/01/23		121	137,705

				44,909,390

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		169	181,854
Baker Hughes Holdings LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		70	92,531

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services (cont’d.)
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		365	$411,030
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		99	92,935

				778,350

Packaging & Containers — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
5.250%	08/15/27		290	303,416
6.000%	02/15/25		260	269,349
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		1,490	1,555,367
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27		200	209,815
Ball Corp.,
Gtd. Notes
2.875%	08/15/30		665	665,265
5.250%	07/01/25		165	188,147
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		559	600,029
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28		3	3,300
Graphic Packaging International LLC,
Gtd. Notes, 144A
4.750%	07/15/27		150	165,757
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26		1,010	1,091,710
Sr. Unsec’d. Notes, 144A
10.500%	07/15/27		135	152,129
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	(a)	1,512	1,540,550
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	340	345,092
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23		38	38,897
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23		440	470,989
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group
Issuer Lu,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		480	492,182
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		145	159,394
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		760	803,164

				9,054,552

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 2.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.460%
0.691%(c)	11/19/21		250	$250,444
Sr. Unsec’d. Notes
2.900%	11/06/22		750	784,905
3.200%	11/21/29		2,097	2,360,875
4.050%	11/21/39		633	764,801
4.250%	11/21/49		703	883,103
4.400%	11/06/42		160	200,547
4.450%	05/14/46		728	925,448
4.500%	05/14/35		270	339,412
4.550%	03/15/35		70	88,559
4.625%	10/01/42		75	95,273
4.750%	03/15/45		150	196,199
4.850%	06/15/44		75	98,781
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
1.375%	08/06/30	(a)	995	982,360
2.125%	08/06/50	(a)	580	544,142
2.375%	06/12/22		1,134	1,165,410
4.000%	09/18/42		40	49,651
6.450%	09/15/37		40	61,379
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		1,820	2,025,027
9.250%	04/01/26		2,853	3,184,908
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		1,280	1,318,204
5.250%	01/30/30		60	62,885
6.125%	04/15/25	(a)	561	578,013
7.000%	01/15/28		719	788,931
7.250%	05/30/29		63	70,759
9.000%	12/15/25		651	719,610
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		569	588,313
5.750%	08/15/27		93	99,998
7.000%	03/15/24		317	325,980
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.375%	12/15/28		490	575,403
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		1,456	1,579,024
3.700%	06/06/27		307	351,506
3.794%	05/20/50	(a)	385	457,131
4.669%	06/06/47		105	137,341
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22		930	954,415
2.350%	11/13/40		265	271,598
2.550%	11/13/50		210	214,324
3.450%	11/15/27		1,948	2,243,578
4.125%	06/15/39		55	70,377
5.000%	08/15/45		85	122,402

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Cigna Corp.,
Gtd. Notes
3.050%	10/15/27		909	$1,013,837
3.400%	09/17/21		762	778,346
3.400%	03/01/27		210	237,022
4.375%	10/15/28		653	788,102
Sr. Unsec’d. Notes
3.200%	03/15/40		465	510,194
3.400%	03/15/50		231	258,925
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40		2,625	2,658,465
2.750%	12/01/22		755	785,102
4.300%	03/25/28		2,225	2,639,135
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
5.900%	08/28/28		170	201,924
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50		826	811,111
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	10/15/24		200	202,216
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.875%	06/01/22		1,517	1,569,516
Johnson & Johnson,
Sr. Unsec’d. Notes
2.250%	09/01/50	(a)	345	348,522
3.400%	01/15/38		126	151,123
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.350%	06/24/40		165	170,631
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50		216	237,150
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27		865	934,104
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	(a)	695	740,959
2.700%	05/28/50	(a)	820	880,013
3.900%	03/15/39		205	256,567
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		307	343,136
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30		440	449,714
3.025%	07/09/40		515	543,775
3.175%	07/09/50	(a)	620	658,793
4.000%	11/26/21	(a)	761	782,741
5.000%	11/26/28		848	1,053,435
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26		170	194,441

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Viatris, Inc.,
Gtd. Notes, 144A
1.650%	06/22/25		165	$170,665
4.000%	06/22/50		190	216,439
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/50		331	364,065
3.900%	08/20/28		385	453,787

				47,934,971

Pipelines — 1.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		810	791,691
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		950	950,000
Buckeye Partners LP,
Sr. Unsec’d. Notes
3.950%	12/01/26		250	253,379
4.125%	12/01/27		190	193,761
5.600%	10/15/44		210	201,964
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25	(a)	713	723,745
4.500%	03/01/28		145	149,610
Cheniere Energy Partners LP,
Gtd. Notes
5.625%	10/01/26		370	385,893
Sr. Sec’d. Notes
5.250%	10/01/25		1,430	1,469,756
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	(a)	543	551,976
6.250%	04/01/23	(a)	225	225,775
Gtd. Notes, 144A
5.625%	05/01/27		135	133,668
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23		60	62,038
4.950%	04/01/22		17	17,473
5.375%	07/15/25		667	732,787
5.625%	07/15/27		5	5,543
Gtd. Notes, 144A
6.750%	09/15/37		30	32,451
Enbridge, Inc. (Canada),
Gtd. Notes
3.125%	11/15/29	(a)	1,098	1,211,331
4.500%	06/10/44		320	375,046
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25		1,487	1,572,747
5.000%	05/15/50		45	48,601
5.150%	02/01/43		157	165,394
5.150%	03/15/45		375	404,695
5.250%	04/15/29		415	484,210
6.250%	04/15/49		115	139,690

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	194	$113,000
Sr. Unsec’d. Notes
4.150%	06/01/25	(a)	507	494,777
4.400%	04/01/24		58	57,199
5.600%	04/01/44		117	93,889
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	01/31/51		410	451,165
3.950%	02/15/27		245	283,461
4.450%	02/15/43		275	328,033
4.850%	08/15/42		195	241,782
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26		525	533,017
5.500%	07/15/28		100	108,727
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		435	476,009
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26		582	546,491
7.750%	02/01/28		131	125,633
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23		210	213,616
2.600%	10/15/25	(a)	330	341,524
3.450%	10/15/27		130	136,201
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.625%	02/15/26		245	255,569
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.000%	10/01/21		690	704,768
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	02/15/31		1,090	1,098,324
3.250%	08/01/50		365	365,533
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
1.330%(c)	09/09/22		60	60,014
Sr. Unsec’d. Notes
4.000%	02/15/25		105	116,980
4.000%	03/15/28		520	598,427
4.500%	04/15/38		877	1,004,436
4.700%	04/15/48		447	528,899
5.500%	02/15/49		90	118,116
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		52	55,488
6.000%	06/01/26		69	74,540
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29		614	658,498
4.250%	02/01/22		171	176,127
4.450%	09/01/49		100	105,594
5.200%	07/15/48		90	104,427

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.850%	01/15/26		94	$112,559
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.150%	12/15/29		275	286,408
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30		260	278,453
4.300%	01/31/43		375	369,066
4.650%	10/15/25		105	117,382
4.700%	06/15/44		125	129,950
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		1,420	1,629,487
5.000%	03/15/27		605	713,789
Sr. Sec’d. Notes, 144A
4.500%	05/15/30		196	232,712
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		195	210,064
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		396	402,955
5.500%	01/15/28		105	107,217
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		95	95,494
5.125%	02/01/25		228	233,787
5.500%	03/01/30		130	141,024
5.875%	04/15/26	(a)	1,975	2,074,626
6.500%	07/15/27		443	481,130
6.875%	01/15/29		205	230,642
TC PipeLines LP,
Sr. Unsec’d. Notes
4.375%	03/13/25		250	281,909
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		130	134,084
4.150%	01/15/48		225	250,486
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34	(a)	635	774,761
4.750%	05/15/38		45	55,751
6.200%	10/15/37		105	145,951
Transcanada Trust (Canada),
Gtd. Notes, Series 16-A
5.875%(ff)	08/15/76	(a)	451	503,141
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30		1,090	1,220,484
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		255	261,979
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22		838	865,033

				34,193,812

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate — 0.0%
GAIF Bond Issuer Pty Ltd. (Australia),
Gtd. Notes, 144A
3.400%	09/30/26		248	$269,147
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24		46	46,692

				315,839

Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33		430	428,361
4.000%	02/01/50		85	106,627
4.900%	12/15/30		392	498,475
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27		1,502	1,631,522
2.900%	01/15/30		470	512,121
3.100%	06/15/50	(a)	500	515,009
3.700%	10/15/49		170	192,473
3.950%	03/15/29		864	1,005,339
5.000%	02/15/24		86	97,382
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		162	159,772
CoreCivic, Inc.,
Gtd. Notes
4.625%	05/01/23		75	72,422
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31		210	217,417
3.100%	11/15/29		185	203,872
3.300%	07/01/30		1,058	1,186,447
3.650%	09/01/27		130	147,235
3.800%	02/15/28		540	619,811
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27		750	863,582
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23		86	90,907
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27	(a)	540	554,552
5.250%	05/01/25		168	172,143
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31		280	277,759
2.650%	09/01/50		280	268,800
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		35	31,664
5.875%	10/15/24		20	16,679
Healthcare Trust of America Holdings LP,
Gtd. Notes
2.000%	03/15/31	(a)	1,690	1,688,950

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
3.100%	02/15/30		310	$338,473
3.750%	07/01/27		330	374,522
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		270	294,492
3.000%	01/15/30		624	681,181
3.250%	07/15/26		55	62,126
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
3.875%	04/01/24		90	95,160
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/27	(a)	392	410,361
4.875%	09/15/29	(a)	410	432,385
5.250%	03/15/28	(a)	455	480,590
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		82	82,472
5.250%	10/01/25		19	18,913
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24		770	835,683
5.750%	02/01/27		551	618,799
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27		140	153,684
4.300%	10/15/28		125	144,717
Prologis LP,
Sr. Unsec’d. Notes
2.125%	10/15/50		185	171,901
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33		220	220,799
4.650%	03/15/47		70	95,420
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27	(a)	367	378,322
5.000%	04/15/23		505	505,430
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/27		235	246,048
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.250%	10/28/25		473	506,857
3.500%	02/12/25		140	150,134
Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
4.750%(ff)	09/24/80		750	780,929
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	06/15/27		295	325,951
3.500%	09/01/25	(a)	330	364,134
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31		135	149,031

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Gtd. Notes, MTN
1.900%	03/15/33		1,000	$999,162
3.200%	01/15/30		310	344,216
3.500%	07/01/27		110	122,588
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		11	11,028
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		296	301,920
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27	(a)	730	746,152
4.125%	08/15/30	(a)	640	675,247
4.250%	12/01/26		322	334,262
4.625%	12/01/29		70	75,231
WEA Finance LLC (France),
Gtd. Notes, 144A
2.875%	01/15/27		635	652,975
Welltower, Inc.,
Sr. Unsec’d. Notes
2.750%	01/15/31		550	586,464
3.100%	01/15/30		577	630,403
4.000%	06/01/25		460	520,081
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31		210	218,286
4.000%	02/01/25		350	387,061

				27,082,911

Retail — 0.8%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
5.750%	04/15/25	(a)	270	289,456
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
2.950%	01/25/30		65	70,882
3.800%	01/25/50		130	153,433
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.000%	04/15/30		90	106,504
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25		160	163,847
Dollar General Corp.,
Sr. Unsec’d. Notes
4.125%	04/03/50		165	209,660
Gap, Inc. (The),
Sr. Sec’d. Notes, 144A
8.375%	05/15/23	(a)	165	187,116
8.875%	05/15/27		610	707,316
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		395	406,759
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49		140	161,121
3.300%	04/15/40		984	1,156,923

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
3.350%	04/15/50		250	$297,991
4.200%	04/01/43		90	117,256
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
4.750%	06/01/27		175	184,694
L Brands, Inc.,
Gtd. Notes
6.875%	11/01/35		1,000	1,121,790
7.500%	06/15/29		240	266,565
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/50		185	198,107
3.700%	04/15/46		825	982,796
Macy’s, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/15/25	(a)	645	715,571
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	(a)	880	1,031,911
4.200%	04/01/50	(a)	305	390,524
NMG Holding Co., Inc./Neiman Marcus Group LLC,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.120% (Cap N/A, Floor 1.000%)
1.000%(c)	09/25/25^		98	104,396
Nordstrom, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/15/25		10	11,166
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31		40	40,018
3.900%	06/01/29		185	217,623
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	384	398,551
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		845	845,031
8.875%	06/01/25		212	217,828
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		2,097	2,151,631
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
7.500%	07/01/25		696	727,001
8.000%	11/15/26		404	431,933
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		1,788	1,865,367
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	295	293,201
Starbucks Corp.,
Sr. Unsec’d. Notes
3.350%	03/12/50		1,225	1,361,652
3.750%	12/01/47		175	205,493
Walmart, Inc.,
Sr. Unsec’d. Notes
3.950%	06/28/38		391	497,508

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		842	$922,330

				19,210,951

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.000%	08/28/25		330	330,834
Sub. Notes, 144A, MTN
4.125%(ff)	10/18/32		830	908,742

				1,239,576

Semiconductors — 0.5%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.500%	12/05/21		771	784,803
3.500%	12/05/26		130	147,857
4.500%	12/05/36		140	166,855
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		1,615	1,814,744
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25		617	673,677
4.150%	11/15/30		1,370	1,584,994
Intel Corp.,
Sr. Unsec’d. Notes
3.734%	12/08/47		150	179,286
3.900%	03/25/30		270	323,969
Microchip Technology, Inc.,
Gtd. Notes, 144A
4.250%	09/01/25		230	243,115
Sr. Sec’d. Notes, 144A
0.972%	02/15/24		910	912,317
2.670%	09/01/23		320	335,043
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/50		235	284,528
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.350%	03/01/26		1,000	1,197,062
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.875%	06/18/26		850	972,138
ON Semiconductor Corp.,
Gtd. Notes, 144A
3.875%	09/01/28		310	321,790
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	(a)	700	727,273

				10,669,451

Software — 0.5%
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27		295	311,859

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
5.875%	06/15/26		75	$78,631
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		286	316,004
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		102	109,650
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.650%	06/01/30		130	140,674
3.500%	07/01/29		307	352,610
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		395	428,523
3.450%	08/08/36		982	1,209,117
3.500%	11/15/42		90	110,474
3.700%	08/08/46		415	525,522
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29		245	262,283
5.375%	05/15/27		145	155,675
Open Text Corp. (Canada),
Gtd. Notes, 144A
5.875%	06/01/26		125	130,103
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		1,285	1,319,031
2.800%	07/08/21		243	246,154
2.800%	04/01/27		714	788,487
3.600%	04/01/40		1,498	1,756,257
3.600%	04/01/50		1,255	1,463,639
3.850%	07/15/36		175	211,534
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		624	666,254

				10,582,481

Telecommunications — 2.4%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A
6.000%	02/15/28		200	203,460
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	(a)	1,053	1,188,441
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		1,632	1,716,538
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		200	217,239
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32		310	314,974
2.625%	12/01/22		756	784,002
2.750%	06/01/31	(a)	630	672,776
3.100%	02/01/43		615	623,894
3.300%	02/01/52	(a)	485	480,563
3.500%	06/01/41		990	1,062,670
4.300%	02/15/30		420	501,751

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.800%	06/15/44		174	$215,911
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33		1,052	1,081,515
3.500%	09/15/53		279	280,262
3.550%	09/15/55		1,080	1,083,172
3.650%	09/15/59		1,329	1,337,873
Bell Canada (Canada),
Gtd. Notes
4.300%	07/29/49	(a)	234	304,982
CenturyLink, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27		1,220	1,245,861
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	598	649,268
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26	(a)	1,174	1,239,128
Sr. Unsec’d. Notes, Series G
6.875%	01/15/28		58	67,269
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		350	363,735
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		309	315,920
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	03/01/27	(a)	612	654,819
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		355	365,821
6.000%	03/01/26		1,862	1,959,956
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		261	321,783
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.875%	01/15/25	(d)	142	69,528
7.625%	04/15/24	(d)	49	24,654
11.000%	09/15/25	(d)	165	85,615
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		145	163,965
Sr. Sec’d. Notes
5.250%	08/01/26	(a)	552	609,956
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23	(d)	948	642,179
Gtd. Notes, 144A
8.500%	10/15/24	(d)	673	478,439
9.750%	07/15/25	(d)	448	322,139
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(d)	554	565,014
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25		189	194,280
Gtd. Notes, 144A
4.625%	09/15/27		1,755	1,827,330

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.700%	11/15/49	(a)	520	$612,489
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23		70	74,309
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		800	1,055,217
8.750%	03/15/32	(a)	2,528	4,001,976
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		280	327,112
7.250%	09/15/21		74	76,993
7.625%	02/15/25		2,813	3,366,474
7.625%	03/01/26		755	937,118
7.875%	09/15/23		578	668,848
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34	(a)	343	417,554
6.375%	11/15/33		983	1,214,574
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.665%	03/06/38		150	180,661
4.895%	03/06/48	(a)	330	409,004
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26		789	807,679
4.750%	02/01/28		1,460	1,568,600
6.500%	01/15/26		565	584,988
Sr. Sec’d. Notes, 144A
2.050%	02/15/28		1,355	1,409,134
2.250%	11/15/31	(a)	800	819,840
2.550%	02/15/31	(a)	1,475	1,549,311
3.750%	04/15/27		1,107	1,262,041
3.875%	04/15/30		764	883,814
4.375%	04/15/40		274	332,787
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33		140	182,012
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		900	909,622
3.150%	03/22/30		1,198	1,342,690
3.850%	11/01/42		185	219,161
3.875%	02/08/29	(a)	770	905,424
4.000%	03/22/50		164	198,660
4.016%	12/03/29		305	361,834
4.272%	01/15/36		1,355	1,675,129
4.500%	08/10/33		280	353,009
4.672%	03/15/55		60	80,270
4.862%	08/21/46		148	198,625
Sr. Unsec’d. Notes, 144A
1.680%	10/30/30		425	422,088
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.250%	09/17/50	(a)	467	575,276

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.375%	02/19/43		320	$396,177
5.000%	05/30/38		144	187,996
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27	(a)	705	708,623

				55,513,801

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	(a)	345	383,043
6.750%	12/31/25	(a)	1,808	1,907,995
Sr. Unsec’d. Notes
3.150%	03/15/23		66	66,872

				2,357,910

Transportation — 0.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.900%	08/01/46	(a)	565	718,354
4.400%	03/15/42		280	366,870
4.950%	09/15/41		125	172,153
5.150%	09/01/43		190	272,898
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27		324	365,804
3.350%	09/15/49		65	74,603
3.800%	11/01/46		185	222,853
4.100%	03/15/44		330	406,825
4.750%	11/15/48		80	109,239
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50	(a)	794	869,263
3.950%	10/01/42		165	199,897
4.050%	08/15/52		70	88,898
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.875%	06/01/22		760	785,235
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.200%	06/08/21		1,163	1,177,364
4.100%	09/15/67		155	194,041
4.375%	09/10/38		470	584,918
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39		1,145	1,319,679
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23		234	237,762
6.250%	05/01/25		450	483,937
6.750%	08/15/24		307	326,758

				8,977,351

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		243	249,392

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.450%	05/01/50	215	$253,874

TOTAL CORPORATE BONDS (cost $876,038,447)			905,874,087

MUNICIPAL BONDS — 0.1%
California — 0.0%
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	175	237,323
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	180	297,549

			534,872

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds, BABs
5.600%	03/15/40	150	212,494
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	265	351,700
Taxable, Revenue Bonds
5.647%	11/01/40	220	314,829

			879,023

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	150	247,822

TOTAL MUNICIPAL BONDS (cost $1,223,772)			1,661,717

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.8%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 5A1
3.129%(cc)	09/25/35	35	30,260
Alternative Loan Trust,
Series 2005-63, Class 1A1
2.688%(cc)	12/25/35	1,474	1,377,482
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,552	1,533,916
Series 2005-J06, Class 2A1
5.500%	07/25/25	6	6,167
Series 2005-J14, Class A3
5.500%	12/25/35	2,893	2,337,403
Series 2006-41CB, Class 2A13
5.750%	01/25/37	2,494	1,930,403
Series 2006-J02, Class A1, 1 Month LIBOR + 0.500% (Cap 6.000%, Floor 0.500%)
0.648%(c)	04/25/36	48	16,778
Series 2007-OA06, Class A1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	06/25/37	1,206	1,093,878

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust,
Series 2006-02, Class 2A1, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.528%(c)	09/25/46	227	$223,338
Angel Oak Mortgage Trust,
Series 2019-05, Class A3, 144A
2.921%(cc)	10/25/49	3,425	3,468,273
Series 2020-01, Class B1, 144A
3.764%(cc)	12/25/59	1,600	1,605,249
Angel Oak Mortgage Trust I LLC,
Series 2018-02, Class A2, 144A
3.776%(cc)	07/27/48	33	33,092
Series 2019-01, Class A2, 144A
4.022%(cc)	11/25/48	58	58,458
Series 2019-04, Class B2, 144A
5.664%(cc)	07/26/49	3,884	3,819,384
Antler Mortgage Trust,
Series 2018-RTL01, Class A1, 144A
4.335%	07/25/22	44	44,336
Arroyo Mortgage Trust,
Series 2018-01, Class A1, 144A
3.763%(cc)	04/25/48	129	130,406
Series 2019-01, Class A2, 144A
4.057%(cc)	01/25/49	155	160,115
Banc of America Alternative Loan Trust,
Series 2004-06, Class 4A1
5.000%	07/01/21	9	8,935
Banc of America Funding Trust,
Series 2005-01, Class 1A1
5.500%	02/25/35	132	137,037
Series 2005-07, Class 30PO, PO
1.260%(s)	11/25/35	18	16,634
Series 2005-B, Class 3M1, 1 Month LIBOR + 0.675% (Cap 11.000%, Floor 0.675%)
0.827%(c)	04/20/35	101	99,994
Series 2006-01, Class 2A1
5.500%	01/25/36	6	6,018
Series 2006-D, Class 5A2
3.571%(cc)	05/20/36	7	6,330
Series 2007-05, Class 4A1, 1 Month LIBOR + 0.370% (Cap 7.000%, Floor 0.370%)
0.518%(c)	07/25/37	3,392	2,217,621
Series 2014-R07, Class 1A1, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.298%(c)	05/26/36	60	57,843
Series 2014-R07, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.288%(c)	09/26/36	31	29,593
Series 2015-R04, Class 5A1, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.300%(c)	10/25/36	149	146,257
Banc of America Mortgage Trust,
Series 2004-D, Class 2A1
3.783%(cc)	05/25/34	1	1,075
Series 2004-D, Class 2A2
3.783%(cc)	05/25/34	9	8,603

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-03, Class 1A1
6.000%	09/25/37	57	$57,507
BCAP LLC Trust,
Series 2007-AA02, Class 2A12
5.500%	04/25/37	1,272	875,387
Series 2009-RR10, Class 18A2, 144A
6.000%(cc)	03/26/37	826	619,128
Bear Stearns ARM Trust,
Series 2003-04, Class 3A1
2.723%(cc)	07/25/33	45	46,114
Series 2005-12, Class 22A1
2.626%(cc)	02/25/36	37	36,722
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC05, Class A1
5.750%	10/25/34	79	80,285
Bunker Hill Loan Depositary Trust,
Series 2019-01, Class A2, 144A
3.817%	10/26/48	58	59,262
Citicorp Mortgage Securities Trust,
Series 2007-05, Class 1A9
6.000%	06/25/37	124	124,256
Citigroup Mortgage Loan Trust,
Series 2014-10, Class 1A1, 144A, 1 Month LIBOR + 0.135% (Cap N/A, Floor 0.135%)
0.285%(c)	11/25/36	96	91,889
Series 2014-10, Class 3A1, 144A
0.549%(cc)	07/25/36	104	101,081
Series 2014-10, Class 4A1, 144A
0.319%(cc)	02/25/37	164	156,496
Series 2014-11, Class 4A1, 144A, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.118%(c)	07/25/36	81	77,408
Series 2014-12, Class 1A4, 144A, 1 Month LIBOR + 0.125% (Cap N/A, Floor 0.125%)
0.400%(c)	08/25/36	166	165,007
Series 2014-12, Class 2A4, 144A
3.174%(cc)	02/25/37	86	86,190
Series 2014-C, Class A, 144A
3.250%(cc)	02/25/54	31	31,478
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-01, Class 3A4
5.250%	09/25/33	31	31,484
Series 2005-02, Class 2A11
5.500%	05/25/35	89	92,140
COLT Mortgage Loan Trust,
Series 2020-01, Class A1, 144A
2.488%(cc)	02/25/50	279	282,627
Connecticut Avenue Securities Trust,
Series 2019-R01, Class 2M2, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 0.000%)
2.598%(c)	07/25/31	143	142,501
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/25/31	107	106,905
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.298%(c)	09/25/31	137	137,194

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	06/25/39	549		$547,436
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.148%(c)	07/25/39	386		385,438
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	10/25/39	254		252,674
Series 2020-R01, Class 1M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.948%(c)	01/25/40	93		92,670
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.198%(c)	01/25/40	633		629,645
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40	57		57,452
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-05, Class 2A9
5.250%	05/25/34	132		134,234
Series 2007-03, Class A16
6.000%	04/25/37	716		532,352
Series 2007-05, Class A6, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
0.498%(c)	05/25/37	17		8,133
Series 2007-09, Class A11
5.750%	07/25/37	1,050		792,449
Series 2007-HYB01, Class 2A1
3.031%(cc)	03/25/37	1,305		1,201,160
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-05, Class 1A1
5.000%	07/01/21	20		20,157
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR05, Class 7A2
3.424%(cc)	06/25/34	13		13,672
Series 2005-04, Class 2A9
5.500%	06/25/35	938		796,222
Credit Suisse Mortgage Trust,
Series 2011-12R, Class 3A1, 144A
2.513%(cc)	07/27/36	—	(r)	27
Series 2014-11R, Class 8A1, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
0.490%(c)	04/27/37	—	(r)	51
Credit Suisse Mortgage-Backed Trust,
Series 2006-04, Class 1A8, 1 Month LIBOR + 1.000% (Cap 6.000%, Floor 6.000%)
6.000%(c)	05/25/36	1,363		1,079,062
Deephaven Residential Mortgage Trust,
Series 2017-02A, Class A1, 144A
2.453%(cc)	06/25/47	15		15,051
Series 2018-02A, Class A2, 144A
3.530%(cc)	04/25/58	56		56,014
Series 2018-03A, Class A2, 144A
3.891%(cc)	08/25/58	31		30,419
Series 2018-03A, Class B2, 144A
5.913%(cc)	08/25/58	500		506,953

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-04A, Class A2, 144A
4.182%(cc)	10/25/58	67	$65,979
Series 2019-02A, Class B1, 144A
4.722%(cc)	04/25/59	100	97,181
Series 2019-02A, Class M1, 144A
3.921%(cc)	04/25/59	525	529,312
Series 2019-03A, Class B1, 144A
4.258%(cc)	07/25/59	2,000	1,960,615
Series 2019-04A, Class B1, 144A
3.986%(cc)	10/25/59	134	133,706
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR02, Class 1A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.268%(c)	05/25/36	1,963	1,863,111
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.648%(c)	02/25/35	16	14,904
Series 2005-01, Class 2A1
5.276%(cc)	02/01/21	3	3,201
Series 2006-AR01, Class 1A3, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
0.478%(c)	02/25/36	3,992	3,912,811
Fannie Mae Connecticut Avenue Securities,
Series 2017-C03, Class 1B1, 1 Month LIBOR + 4.850% (Cap N/A, Floor 0.000%)
4.998%(c)	10/25/29	2,500	2,599,683
Fannie Mae Interest Strips,
Series 293, Class 1, PO
0.940%(s)	12/25/24	45	44,350
Series 369, Class 12, IO
5.500%(cc)	05/25/36	225	42,576
Series 383, Class 60, IO
6.500%	10/25/37	65	11,003
Series 416, Class A300
3.000%	11/25/42	828	887,411
Series 417, Class C11, IO
2.500%	02/25/28	1,871	103,601
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	37	39,006
Series 1993-136, Class ZB
6.000%(cc)	07/25/23	27	28,883
Series 1993-141, Class Z
7.000%	08/25/23	32	34,007
Series 1993-147, Class Z
7.000%	08/25/23	27	27,988
Series 1994-29, Class Z
6.500%	02/25/24	53	57,296
Series 1996-04, Class SA, IO, 1 Month LIBOR x (1) + 8.500% (Cap 8.500%, Floor 0.000%)
8.352%(c)	02/25/24	14	1,378
Series 1997-33, Class PA
8.500%	06/18/27	121	137,755
Series 1997-57, Class PN
5.000%	09/18/27	69	75,330

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2001-16, Class Z
6.000%	05/25/31	97		$111,034
Series 2001-81, Class HE
6.500%	01/25/32	161		190,919
Series 2002-14, Class A1
7.000%	01/25/42	607		717,331
Series 2002-82, Class PE
6.000%	12/25/32	161		187,688
Series 2002-86, Class PG
6.000%	12/25/32	396		469,640
Series 2002-90, Class A2
6.500%	11/25/42	146		169,966
Series 2004-68, Class LC
5.000%	09/25/29	155		172,778
Series 2005-022, Class DA
5.500%	12/25/34	10		10,063
Series 2005-057, Class NK, 1 Month LIBOR x (4) + 22.000% (Cap 22.000%, Floor 0.000%)
21.408%(c)	07/25/35	41		68,230
Series 2005-084, Class XM
5.750%	10/25/35	40		45,333
Series 2005-102, Class PG
5.000%	11/25/35	460		532,385
Series 2005-110, Class GL
5.500%	12/25/35	371		423,008
Series 2006-02, Class LY, 1 Month LIBOR x (16) + 96.000% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	15		16,454
Series 2006-09, Class KZ
6.000%	03/25/36	215		250,282
Series 2006-20, Class IB, IO, 1 Month LIBOR x (1) + 6.590% (Cap
6.590%, Floor 0.000%)
6.442%(c)	04/25/36	186		33,946
Series 2006-23, Class NS, 1 Month LIBOR x (18) + 108.000% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	40		51,408
Series 2006-77, Class PC
6.500%	08/25/36	86		100,109
Series 2007-058, Class SV, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
6.602%(c)	06/25/37	176		28,438
Series 2007-079, Class PE
5.000%	08/25/37	377		410,203
Series 2007-102, Class SA, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
6.252%(c)	11/25/37	351		73,306
Series 2008-91, Class SI, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.852%(c)	03/25/38	234		29,480
Series 2009-015, Class SA, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.052%(c)	03/25/24	—	(r)	1
Series 2009-062, Class WA
5.575%(cc)	08/25/39	394		442,002
Series 2009-112, Class ST, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.102%(c)	01/25/40	346		71,094

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-112, Class SW, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.102%(c)	01/25/40	228	$33,556
Series 2010-10, Class NT
5.000%	02/25/40	857	974,496
Series 2010-35, Class SB, IO, 1 Month LIBOR x (1) + 6.420% (Cap 6.420%, Floor 0.000%)
6.272%(c)	04/25/40	114	19,295
Series 2010-49, Class SC, 1 Month LIBOR x (2) + 12.660% (Cap 12.660%, Floor 0.000%)
12.364%(c)	03/25/40	67	86,697
Series 2010-64, Class DM
5.000%	06/25/40	81	91,503
Series 2011-22, Class MA
6.500%	04/25/38	16	15,987
Series 2011-39, Class ZA
6.000%	11/25/32	197	228,777
Series 2011-52, Class GB
5.000%	06/25/41	253	290,580
Series 2013-04, Class AJ
3.500%	02/25/43	486	541,891
Series 2013-096, Class YA
3.500%	09/25/38	588	611,068
Series 2019-25, Class PA
3.000%	05/25/48	453	488,980
Series G93-17, Class S, IO, 1 Month LIBOR x (1) + 9.000% (Cap 9.000%, Floor 0.000%)
8.852%(c)	04/25/23	39	2,703
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.898%(c)	02/25/50	34	33,821
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA02, Class M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.948%(c)	12/25/30	33	33,438
Series 2018-HQA02, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	10/25/48	34	34,315
Series 2019-HQA03, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
1.998%(c)	09/25/49	184	181,361
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	68	72,127
Freddie Mac REMICS,
Series 1621, Class J
6.400%	11/15/23	19	20,238
Series 1630, Class PK
6.000%	11/15/23	50	52,976
Series 1675, Class KZ
6.500%	02/15/24	45	49,625
Series 1680, Class PK
6.500%	02/15/24	45	48,123
Series 1695, Class EB
7.000%	03/15/24	65	68,985

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1980, Class Z
7.000%	07/15/27	157	$179,493
Series 2353, Class KZ
6.500%	09/15/31	193	226,232
Series 2535, Class AW
5.500%	12/15/32	62	70,330
Series 2557, Class HL
5.300%	01/15/33	449	519,083
Series 2595, Class DC
5.000%	04/15/23	85	88,149
Series 2595, Class GC
5.500%	04/15/23	35	36,426
Series 2611, Class TM, 1 Month LIBOR x (10) + 65.000% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	20	24,822
Series 2626, Class JC
5.000%	06/15/23	225	232,447
Series 2643, Class SA, 1 Month LIBOR x (6.5) + 45.500% (Cap 45.500%, Floor 0.000%)
44.469%(c)	03/15/32	11	21,564
Series 2862, Class GB
5.000%	09/15/24	37	38,894
Series 2885, Class LZ
6.000%	11/15/34	1,046	1,232,993
Series 2893, Class PE
5.000%	11/15/34	226	258,054
Series 2922, Class SU, 1 Month LIBOR x (2) + 14.300% (Cap 14.300%, Floor 0.000%)
13.983%(c)	02/15/35	60	77,951
Series 2980, Class QA
6.000%	05/15/35	194	229,978
Series 2990, Class SR, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.491%(c)	03/15/35	299	33,721
Series 3005, Class ED
5.000%	07/15/25	117	123,812
Series 3017, Class OC, PO
0.370%(s)	08/15/25	15	14,764
Series 3126, Class AO, PO
1.630%(s)	03/15/36	58	53,863
Series 3187, Class Z
5.000%	07/15/36	351	400,420
Series 3201, Class IN, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.109%(c)	08/15/36	150	22,170
Series 3218, Class HS, IO, 1 Month LIBOR x (1) + 7.200% (Cap 7.200%, Floor 0.000%)
7.041%(c)	09/15/26	196	24,051
Series 3237, Class BO, PO
3.130%(s)	11/15/36	285	245,616
Series 3306, Class TB, 1 Month LIBOR + 2.750% (Cap 8.840%, Floor 0.000%)
2.909%(c)	04/15/37	18	18,789
Series 3306, Class TC, 1 Month LIBOR + 2.210% (Cap 8.640%, Floor 0.000%)
2.369%(c)	04/15/37	16	16,217

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3385, Class SN, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	11/15/37	23	$3,973
Series 3405, Class PE
5.000%	01/15/38	312	359,991
Series 3593, Class SL, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
6.241%(c)	11/15/24	48	2,523
Series 3605, Class NC
5.500%	06/15/37	515	596,749
Series 3609, Class SA, IO, 1 Month LIBOR x (1) + 6.340% (Cap 6.340%, Floor 0.000%)
6.181%(c)	12/15/39	491	85,225
Series 3648, Class CY
4.500%	03/15/30	439	486,520
Series 3662, Class PJ
5.000%	04/15/40	423	482,481
Series 3677, Class PB
4.500%	05/15/40	522	568,504
Series 3688, Class GT
7.393%(cc)	11/15/46	102	121,486
Series 3739, Class MC
4.000%	11/15/38	896	921,112
Series 3740, Class SB, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	10/15/40	168	26,115
Series 3784, Class S, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.441%(c)	07/15/23	109	6,112
Series 3852, Class QN, 1 Month LIBOR x (3.618) + 27.211% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	141	155,769
Series 3852, Class TP, 1 Month LIBOR x (3.667) + 27.500% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	179	195,505
Series 3859, Class JB
5.000%	05/15/41	427	478,336
Series 4030, Class IL, IO
3.500%	04/15/27	996	60,305
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	440	483,020
Series 304, Class C32, IO
3.000%	12/15/27	934	52,071
GCAT Trust,
Series 2019-NQM02, Class A3, 144A
3.162%	09/25/59	2,333	2,361,490
Series 2019-NQM02, Class M1, 144A
3.306%(cc)	09/25/59	3,000	3,065,438
Series 2019-NQM03, Class A1, 144A
2.686%(cc)	11/25/59	243	249,549
Series 2020-NQM01, Class A1, 144A
2.247%	01/25/60	453	463,492
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	04/01/44	5	4,880

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR02, Class 2A
3.869%(cc)	05/25/35	512	$506,791
Government National Mortgage Assoc.,
Series 2002-84, Class PH
6.000%	11/16/32	392	392,049
Series 2003-25, Class PZ
5.500%	04/20/33	263	281,342
Series 2003-58, Class PC
5.000%	07/20/33	733	805,475
Series 2003-86, Class ZC
4.500%	10/20/33	189	208,296
Series 2004-19, Class KE
5.000%	03/16/34	749	834,439
Series 2004-86, Class SP, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	09/20/34	316	31,097
Series 2004-88, Class ES, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	06/17/34	259	13,718
Series 2005-30, Class WD
6.000%	07/20/33	17	17,331
Series 2006-26, Class S, IO, 1 Month LIBOR x (1) + 6.500% (Cap 6.500%, Floor 0.250%)
6.348%(c)	06/20/36	226	34,115
Series 2007-16, Class KU, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.498%(c)	04/20/37	300	53,468
Series 2007-24, Class SA, IO, 1 Month LIBOR x (1) + 6.510% (Cap 6.510%, Floor 0.000%)
6.358%(c)	05/20/37	698	134,168
Series 2007-35, Class TE
6.000%	06/20/37	592	682,066
Series 2007-58, Class SD, IO, 1 Month LIBOR x (1) + 6.490% (Cap 6.490%, Floor 0.000%)
6.338%(c)	10/20/37	442	79,585
Series 2008-73, Class SK, IO, 1 Month LIBOR x (1) + 6.740% (Cap 6.740%, Floor 0.000%)
6.588%(c)	08/20/38	349	63,216
Series 2008-79, Class SA, IO, 1 Month LIBOR x (1) + 7.550% (Cap 7.550%, Floor 0.000%)
7.398%(c)	09/20/38	173	28,485
Series 2009-016, Class SJ, IO, 1 Month LIBOR x (1) + 6.800% (Cap 6.800%, Floor 0.000%)
6.648%(c)	05/20/37	444	67,930
Series 2009-036, Class IE, IO, 1 Month LIBOR x (3.333) + 20.667% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	876	18,741
Series 2009-065, Class LB
6.000%	07/16/39	45	51,448
Series 2009-077, Class CS, IO, 1 Month LIBOR x (1) + 7.000% (Cap 7.000%, Floor 0.000%)
6.847%(c)	06/16/38	159	6,984
Series 2009-081, Class A
5.750%	09/20/36	104	117,988
Series 2009-106, Class ST, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.848%(c)	02/20/38	353	61,612

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-106, Class XL, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
6.598%(c)	06/20/37	250	$47,539
Series 2009-127, Class IA, IO, 1 Month LIBOR x (1) + 6.450% (Cap 0.450%, Floor 0.000%)
0.450%(c)	09/20/38	1,423	14,972
Series 2010-031, Class SK, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	11/20/34	226	28,007
Series 2010-085, Class ID, IO
6.000%	09/20/39	193	26,872
Series 2010-129, Class AW
5.940%(cc)	04/20/37	585	674,915
Series 2010-157, Class OP, PO
1.560%(s)	12/20/40	256	241,096
Series 2011-75, Class GP
4.000%	05/20/41	1,075	1,169,935
Series 2013-H04, Class BA
1.650%	02/20/63	75	75,260
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.540%(c)	02/20/62	34	33,479
GSMSC Resecuritization Trust,
Series 2014-1R, Class 1A, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.320%(c)	04/26/37	38	37,218
GSR Mortgage Loan Trust,
Series 2004-06F, Class 2A4
5.500%	05/25/34	70	72,745
Series 2004-11, Class 1A1
3.402%(cc)	09/25/34	44	44,718
Series 2005-07F, Class 3A2, 1 Month LIBOR + 0.500% (Cap 6.000%, Floor 0.500%)
0.648%(c)	09/25/35	365	348,847
Series 2005-AR07, Class 6A1
2.870%(cc)	11/25/35	1,019	1,015,823
Series 2006-02F, Class 2A1
5.750%	02/25/36	15	14,570
Series 2006-03F, Class 2A7
5.750%	03/25/36	48	52,215
HarborView Mortgage Loan Trust,
Series 2004-09, Class 2A
3.008%(cc)	12/19/34	11	9,617
Series 2006-09, Class 2A1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)
0.572%(c)	11/19/36	52	47,756
HomeBanc Mortgage Trust,
Series 2005-04, Class A1, 1 Month LIBOR + 0.540% (Cap 11.500%, Floor 0.540%)
0.688%(c)	10/25/35	57	57,516
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A2, 144A
3.897%(cc)	06/25/48	66	66,369
Impac CMB Trust,
Series 2005-01, Class 2A1, 1 Month LIBOR + 0.510% (Cap 11.250%, Floor 0.510%)
0.658%(c)	04/25/35	121	115,551

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust,
Series 2004-S01, Class 3A1
5.500%	09/25/34	7		$7,114
Series 2005-S02, Class 4A3
5.500%	09/01/21	27		23,402
Series 2006-A02, Class 5A1
2.530%(cc)	11/25/33	17		17,291
Series 2006-A02, Class 5A3
2.530%(cc)	11/25/33	63		65,098
Series 2007-A01, Class 5A5
3.059%(cc)	07/25/35	41		40,236
JPMorgan Seasoned Mortgage Trust,
Series 2014-01, Class A2, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.648%(c)	05/25/33	109		107,042
Lehman Mortgage Trust,
Series 2006-04, Class 3A1
5.000%	08/25/21	2		2,132
MASTR Adjustable Rate Mortgages Trust,
Series 2004-08, Class 5A1
2.700%(cc)	08/25/34	21		22,162
Series 2004-13, Class 3A7
3.176%(cc)	11/21/34	59		60,702
Series 2004-15, Class 4A1
2.595%(cc)	12/25/34	451		440,747
MASTR Alternative Loan Trust,
Series 2003-05, Class 30B1
5.908%(cc)	08/25/33	761		776,184
Series 2003-08, Class 5A1
5.000%	09/01/37	—	(r)	243
Series 2004-01, Class 4A1
5.500%	02/25/34	62		63,903
Series 2004-03, Class 2A1
6.250%	04/25/34	119		121,900
Series 2005-05, Class 3A1
5.750%	08/25/35	50		36,481
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	118		121,301
Series 2004-P07, Class A6, 144A
5.500%	12/27/33	21		20,006
Series 2006-03, Class 30PO, PO
0.900%(s)	10/25/36	78		62,980
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1, 1 Month LIBOR + 0.640% (Cap 11.750%, Floor 0.640%)
0.788%(c)	10/25/28	173		172,034
Series 2004-B, Class A1, 1 Month LIBOR + 0.500% (Cap 11.750%, Floor 0.500%)
0.648%(c)	05/25/29	183		179,726
Series 2004-HB01, Class A3
2.035%(cc)	04/25/29	54		52,322
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-HYB01, Class A3
2.003%(cc)	03/25/33	113		113,036

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2004-07AR, Class 2A6
2.849%(cc)	09/25/34	69	$68,425
Nomura Resecuritization Trust,
Series 2015-02R, Class 4A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.361%(c)	12/26/36	32	31,698
PHH Mortgage Trust,
Series 2008-CIM02, Class 5A1
6.000%	07/25/38	16	17,092
Prime Mortgage Trust,
Series 2004-CL01, Class 1A1
6.000%	02/25/34	87	88,703
Residential Accredit Loans Trust,
Series 2003-QS16, Class A1
5.000%	04/01/55	2	838
Series 2006-QS04, Class A9
6.000%	04/25/36	845	818,314
Residential Asset Securitization Trust,
Series 2004-IP02, Class 1A1
2.863%(cc)	12/25/34	143	146,604
Series 2006-R01, Class A2, 1 Month LIBOR + 0.400% (Cap 7.500%, Floor 0.400%)
0.548%(c)	01/25/46	277	71,647
Residential Mortgage Loan Trust,
Series 2019-01, Class A2, 144A
4.089%(cc)	10/25/58	95	95,194
RFMSI Trust,
Series 2006-S09, Class A1
6.250%	09/25/36	45	43,791
Series 2007-SA04, Class 3A1
4.394%(cc)	10/25/37	157	133,323
Sequoia Mortgage Trust,
Series 2004-08, Class A2, 6 Month LIBOR + 0.740% (Cap 11.500%, Floor 0.740%)
1.055%(c)	09/20/34	122	121,493
Starwood Mortgage Residential Trust,
Series 2018-IMC02, Class A2, 144A
4.223%(cc)	10/25/48	63	64,599
Series 2019-01, Class A1, 144A
2.941%(cc)	06/25/49	128	130,203
Series 2019-INV01, Class A3, 144A
2.916%(cc)	09/27/49	83	84,154
Series 2019-INV01, Class M1, 144A
3.056%(cc)	09/27/49	3,200	3,093,796
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.370%)
0.518%(c)	07/25/34	405	409,238
Structured Asset Mortgage Investments II Trust,
Series 2004-AR01, Class 1A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.700%)
0.852%(c)	03/19/34	344	337,814
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-220A, Class 3A
2.423%(cc)	06/25/33	15	15,746

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-26A, Class 3A5
2.614%(cc)	09/25/33	90	$90,139
Thornburg Mortgage Securities Trust,
Series 2004-03, Class A, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.740%)
0.888%(c)	09/25/34	144	142,562
Toorak Mortgage Corp. Ltd.,
Series 2018-01, Class A1, 144A
4.336%	08/25/21	71	71,028
Verus Securitization Trust,
Series 2018-02, Class A2, 144A
3.779%(cc)	06/01/58	44	44,602
Series 2018-03, Class A2, 144A
4.180%(cc)	10/25/58	69	69,593
Series 2018-INV02, Class A2, 144A
4.401%(cc)	10/25/58	92	93,325
Series 2019-INV02, Class B1, 144A
4.452%(cc)	07/25/59	100	98,309
Series 2020-01, Class B1, 144A
3.624%(cc)	01/25/60	100	100,087
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR08, Class 2AB2, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)
0.988%(c)	07/25/45	1,512	1,460,415
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR04, Class A7
3.658%(cc)	05/25/33	123	123,537
Series 2003-S01, Class A5
5.500%	04/25/33	80	82,375
Series 2004-S03, Class 3A2
6.000%	07/25/34	141	144,370
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-07, Class 1A2, 1 Month LIBOR + 0.450% (Cap 9.500%, Floor 0.450%)
0.598%(c)	09/25/35	12	9,683

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $87,650,139)			87,328,525

SOVEREIGN BONDS — 0.1%
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31	1,150	1,180,208
3.750%	01/11/28	645	726,196
4.600%	02/10/48	550	646,464
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	302	359,663

TOTAL SOVEREIGN BONDS (cost $2,755,864)			2,912,531

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.1%
Federal Home Loan Mortgage Corp.
4.000%	01/01/32	334	367,728
4.000%	10/01/42	349	379,166
5.500%	01/01/33	45	51,842
5.500%	06/01/35	168	197,134
6.000%	09/01/35	85	101,833

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	12/01/36	45	$53,125
6.500%	05/01/25	18	18,339
6.500%	08/01/27	98	110,387
6.500%	01/01/29	37	40,259
6.500%	05/01/36	34	40,049
6.500%	09/01/36	21	24,837
6.500%	05/01/37	76	87,878
7.000%	11/01/37	176	204,953
8.000%	02/01/38	90	100,167
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.135% (Cap 10.733%, Floor 2.135%)
2.347%(c)	10/01/36	32	33,574
Federal National Mortgage Assoc.
2.000%	12/01/35	13,924	14,561,990
2.000%	02/01/36	2,250	2,353,107
2.000%	12/01/50	35,413	36,784,163
2.410%	11/01/29	1,955	2,136,965
2.750%	03/01/22	203	207,752
2.840%	11/01/34	1,500	1,679,398
3.000%	07/01/49	970	1,038,871
3.250%	08/01/34	980	1,138,590
3.340%	11/01/30	667	766,979
3.500%	10/01/32	734	790,667
4.000%	08/01/48	370	395,521
4.500%	04/01/44	874	976,883
5.000%	06/01/23	54	56,396
5.000%	07/01/25	111	116,254
5.000%	02/01/35	213	238,302
5.000%	10/01/39	386	449,175
5.000%	01/01/40	932	1,084,832
5.500%	09/01/23	10	9,898
5.500%	01/01/38	121	141,040
6.000%	08/01/21	7	7,218
6.000%	09/01/22	2	1,905
6.000%	01/01/24	52	54,465
6.000%	07/01/24	15	15,975
6.000%	04/01/28	56	62,416
6.000%	05/01/28	37	41,917
6.000%	12/01/32	229	270,706
6.000%	03/01/34	276	326,822
6.000%	04/01/34	26	28,285
6.000%	04/01/35	73	87,748
6.000%	01/01/36	18	21,959
6.000%	08/01/37	86	102,556
6.500%	09/01/22	15	15,902
6.500%	12/01/23	27	28,827
6.500%	09/01/28	49	54,352
6.500%	07/01/36	17	19,442
6.500%	05/01/37	13	14,746
6.500%	07/01/37	23	25,950
6.500%	10/01/38	41	48,238
6.500%	10/01/38	58	66,649
8.000%	12/01/36	387	459,227
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.375% (Cap 10.750%, Floor 2.375%)
2.527%(c)	09/01/37	51	53,228
Government National Mortgage Assoc.
2.000%	TBA	18,000	18,820,524

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	TBA	38,000	$40,219,159
3.000%	11/20/49	27,749	29,104,711
5.000%	07/20/49	890	993,539
6.000%	08/15/36	1,124	1,357,962
6.000%	09/20/36	65	72,667
6.000%	05/20/38	6	6,488
6.000%	09/20/38	67	77,377
6.000%	03/20/41	19	20,667
6.500%	10/15/23	14	14,693
6.500%	01/15/33	98	117,670
6.500%	01/20/39	27	30,312
6.500%	10/20/39	109	124,974
6.500%	10/20/39	144	166,050
6.500%	12/20/40	351	404,789
7.000%	10/20/38	161	197,230
7.000%	12/20/38	60	70,549
7.500%	01/20/35	100	112,600
8.000%	05/20/32	383	436,820

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $159,158,328)			160,895,368

U.S. TREASURY OBLIGATION(k) — 1.1%
U.S. Treasury Notes
2.500%	01/31/21	25,935	25,978,563

(cost $25,986,688)
TOTAL LONG-TERM INVESTMENTS (cost $1,889,025,552)			2,121,202,263

		Shares

SHORT-TERM INVESTMENTS — 16.0%

AFFILIATED MUTUAL FUNDS — 14.8%
PGIM Core Ultra Short Bond Fund(w)		187,907,547	187,907,547
PGIM Institutional Money Market Fund (cost $151,203,119; includes $151,173,789 of cash collateral for securities on loan)(b)(w)		151,260,908	151,185,278

TOTAL AFFILIATED MUTUAL FUNDS (cost $339,110,666)			339,092,825

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.1%
Cooperatieve Rabobank U.A.
0.250%	08/16/21	600	600,034
Shinhan Bank
0.470%	11/03/21	1,003	1,003,022
Shizuoka Bank Ltd. (The)
0.390%	02/05/21	280	280,036

TOTAL CERTIFICATES OF DEPOSIT (cost $1,883,023)			1,883,092

COMMERCIAL PAPER — 1.1%
Banco del Estado de Chile
0.412%(n)	12/02/21	986	982,825

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (continued)
Enbridge, Inc.
0.270%(n)	01/11/21	250	$249,988
Engie SA
0.250%(n)	03/01/21	1,150	1,149,502
ENI Finance USA, Inc.
0.421%(n)	04/05/21	721	720,239
Entergy Corp.
0.320%(n)	03/04/21	275	274,835
FMS Wertmanagement
0.220%(n)	04/23/21	3,100	3,097,879
LVMH Moet Hennessy Louis Vuitton SE
0.281%(n)	09/23/21	1,570	1,567,355
LyondellBasell Industries LLC
0.200%(n)	02/03/21	780	779,835
MUFG Bank Ltd.
0.250%(n)	05/24/21	780	779,251
National Grid PLC
0.220%(n)	01/19/21	1,150	1,149,889
NatWest Markets PLC
0.331%(n)	05/24/21	650	649,366
NiSource, Inc.
0.250%(n)	01/14/21	780	779,949
Norinchukin Bank
—%	12/03/21	1,570	1,569,984
Parker-Hannifin Corp.
0.220%(n)	01/28/21	1,150	1,149,814
PPL Capital Funding, Inc.
0.200%(n)	01/14/21	780	779,949
Rogers Communications, Inc.
0.200%(n)	01/08/21	1,150	1,149,968
Shell International Finance BV
0.250%(n)	08/16/21	1,570	1,567,624
Societe Generale SA
0.290%(n)	06/02/21	1,570	1,568,399
Sumitomo Mitsui Trust Bank Ltd.
0.250%(n)	03/18/21	1,570	1,569,318
Suncor Energy, Inc.
0.320%(n)	03/03/21	1,150	1,149,483
TransCanada PipeLines Ltd.
0.270%(n)	01/20/21	1,150	1,149,880

TOTAL COMMERCIAL PAPER (cost $23,833,178)			23,835,332

U.S. TREASURY OBLIGATIONS(k)(n) — 0.0%
U.S. Treasury Bills
0.093%	01/14/21	45	44,999
0.102%	03/11/21	765	764,895

TOTAL U.S. TREASURY OBLIGATIONS (cost $809,848)			809,894

TOTAL SHORT-TERM INVESTMENTS (cost $365,636,715)			365,621,143

TOTAL INVESTMENTS — 108.8% (cost $2,254,662,267)			2,486,823,406
Liabilities in excess of other assets(z) — (8.8)%			(200,342,328)

NET ASSETS — 100.0%			$2,286,481,078

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,002,704 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,484,231; cash collateral of $151,173,789 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
211	2 Year U.S. Treasury Notes	Mar. 2021	$46,626,055	$36,983
23	5 Year U.S. Treasury Notes	Mar. 2021	2,901,773	3,214
772	10 Year U.S. Treasury Notes	Mar. 2021	106,596,316	(81,396)
92	20 Year U.S. Treasury Bonds	Mar. 2021	15,933,250	(119,319)
224	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	47,838,000	(659,083)
432	Mini MSCI EAFE Index	Mar. 2021	46,025,280	911,520
426	Mini MSCI Emerging Markets Index	Mar. 2021	27,438,660	762,870
379	Russell 2000 E-Mini Index	Mar. 2021	37,422,460	1,039,496
557	S&P 500 E-Mini Index	Mar. 2021	104,404,080	2,446,654

				4,340,939

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2021	552,312	(665)
191	10 Year U.S. Ultra Treasury Notes	Mar. 2021	29,864,642	70,619

				69,954

				$4,410,893

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/29/21	Merrill Lynch International	AUD	6,324	$4,513,635	$4,877,219	$363,584	$—
British Pound,
Expiring 01/04/21	Citibank, N.A.	GBP	1,064	1,446,279	1,454,529	8,250	—
Expiring 01/29/21	Merrill Lynch International	GBP	1,015	1,325,091	1,387,942	62,851	—

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/29/21	Merrill Lynch International	GBP	424	$566,697	$580,631	$13,934	$—
Expiring 01/29/21	Merrill Lynch International	GBP	193	257,900	264,263	6,363	—
Expiring 01/29/21	State Street Bank & Trust Company	GBP	687	924,509	940,325	15,816	—
Canadian Dollar,
Expiring 01/29/21	State Street Bank & Trust Company	CAD	9,121	6,918,012	7,166,599	248,587	—
Danish Krone,
Expiring 01/29/21	Royal Bank of Canada	DKK	2,117	340,765	347,688	6,923	—
Euro,
Expiring 01/04/21	Citibank, N.A.	EUR	10,978	13,452,028	13,412,792	—	(39,236)
Expiring 01/05/21	Royal Bank of Canada	EUR	3	3,418	3,434	16	—
Expiring 01/29/21	Barclays Bank PLC	EUR	2,000	2,396,641	2,445,010	48,369	—
Expiring 01/29/21	Citibank, N.A.	EUR	894	1,066,475	1,093,394	26,919	—
Expiring 01/29/21	Merrill Lynch International	EUR	446	541,228	545,834	4,606	—
Hong Kong Dollar,
Expiring 01/04/21	The Toronto-Dominion Bank	HKD	20,478	2,641,711	2,641,545	—	(166)
Expiring 01/29/21	State Street Bank & Trust Company	HKD	11,593	1,495,542	1,495,623	81	—
Japanese Yen,
Expiring 01/04/21	Citibank, N.A.	JPY	191,488	1,858,552	1,854,615	—	(3,937)
Expiring 01/29/21	Barclays Bank PLC	JPY	132,466	1,259,058	1,283,353	24,295	—
Expiring 01/29/21	Merrill Lynch International	JPY	1,565,137	14,939,742	15,163,360	223,618	—
Swedish Krona,
Expiring 01/29/21	Merrill Lynch International	SEK	2,527	296,295	307,265	10,970	—
Swiss Franc,
Expiring 01/04/21	Citibank, N.A.	CHF	1,453	1,643,490	1,641,180	—	(2,310)
Expiring 01/29/21	Merrill Lynch International	CHF	236	258,596	266,488	7,892	—
Expiring 01/29/21	Royal Bank of Canada	CHF	831	941,740	939,853	—	(1,887)
Expiring 01/29/21	Royal Bank of Canada	CHF	261	288,982	295,363	6,381	—
Expiring 01/29/21	State Street Bank & Trust Company	CHF	1,601	1,770,423	1,809,889	39,466	—

				$61,146,809	$62,218,194	1,118,921	(47,536)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/04/21	The Toronto-Dominion Bank	GBP	1,064	$1,419,187	$1,454,529	$—	$(35,342)
Expiring 02/03/21	Citibank, N.A.	GBP	1,064	1,446,546	1,454,835	—	(8,289)
Danish Krone,
Expiring 01/29/21	Merrill Lynch International	DKK	23,977	3,817,637	3,938,376	—	(120,739)
Expiring 01/29/21	State Street Bank & Trust Company	DKK	2,400	380,983	394,290	—	(13,307)
Euro,
Expiring 01/04/21	The Toronto-Dominion Bank	EUR	9,808	11,680,648	11,983,940	—	(303,292)
Expiring 01/04/21	The Toronto-Dominion Bank	EUR	890	1,079,655	1,086,919	—	(7,264)
Expiring 01/04/21	The Toronto-Dominion Bank	EUR	280	338,170	341,933	—	(3,763)
Expiring 01/05/21	Citibank, N.A.	EUR	3	3,423	3,434	—	(11)
Expiring 01/29/21	Citibank, N.A.	EUR	559	679,437	683,890	—	(4,453)
Expiring 01/29/21	Merrill Lynch International	EUR	371	439,200	453,384	—	(14,184)
Expiring 01/29/21	Merrill Lynch International	EUR	364	431,873	444,982	—	(13,109)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	11,195	13,268,002	13,686,020	—	(418,018)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	1,973	2,332,243	2,411,413	—	(79,170)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	1,927	2,305,723	2,355,805	—	(50,082)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	932	1,106,178	1,139,968	—	(33,790)
Expiring 01/29/21	State Street Bank & Trust Company	EUR	431	503,729	527,382	—	(23,653)
Expiring 02/03/21	Citibank, N.A.	EUR	10,978	13,461,295	13,422,095	39,200	—

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hong Kong Dollar,
Expiring 01/04/21	Royal Bank of Canada	HKD	2,300	$296,702	$296,686	$16	$—
Expiring 01/04/21	The Toronto-Dominion Bank	HKD	18,178	2,345,313	2,344,859	454	—
Expiring 01/29/21	Royal Bank of Canada	HKD	8,856	1,142,309	1,142,414	—	(105)
Expiring 02/03/21	The Toronto-Dominion Bank	HKD	20,478	2,641,710	2,641,823	—	(113)
Japanese Yen,
Expiring 01/04/21	The Toronto-Dominion Bank	JPY	191,488	1,836,031	1,854,615	—	(18,584)
Expiring 01/29/21	Royal Bank of Canada	JPY	56,559	544,052	547,955	—	(3,903)
Expiring 01/29/21	State Street Bank & Trust Company	JPY	114,888	1,103,258	1,113,053	—	(9,795)
Expiring 01/29/21	State Street Bank & Trust Company	JPY	95,452	924,353	924,758	—	(405)
Expiring 01/29/21	The Toronto-Dominion Bank	JPY	37,901	364,820	367,191	—	(2,371)
Expiring 02/03/21	Citibank, N.A.	JPY	191,488	1,859,225	1,855,272	3,953	—
Swedish Krona,
Expiring 01/29/21	Merrill Lynch International	SEK	14,192	1,624,243	1,725,582	—	(101,339)
Expiring 01/29/21	State Street Bank & Trust Company	SEK	3,796	440,371	461,571	—	(21,200)
Swiss Franc,
Expiring 01/04/21	Citibank, N.A.	CHF	1,453	1,593,131	1,641,180	—	(48,049)
Expiring 02/03/21	Citibank, N.A.	CHF	1,453	1,644,952	1,642,673	2,279	—

				$73,054,399	$74,342,827	45,902	(1,334,330)

						$1,164,823	$(1,381,866)

Cross currency exchange contracts outstanding at December 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/29/21	Buy	AUD	4,754	GBP	2,710	$—	$(39,652)	State Street Bank & Trust Company
01/29/21	Buy	JPY	85,720	GBP	612	—	(6,284)	Citibank, N.A.
01/29/21	Buy	JPY	964,815	GBP	7,021	—	(256,135)	State Street Bank & Trust Company

						$—	$(302,071)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
ABX.6.V2	05/25/46	0.110%(Q)	190	$3,512	$—	$3,512	Barclays Bank PLC
ABX.6.V2	05/25/46	0.110%(Q)	170	3,143	—	3,143	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(Q)	150	2,773	—	2,773	Bank of America, N.A.
ABX.6.V2	05/25/46	0.110%(Q)	90	1,664	—	1,664	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(M)	70	1,294	—	1,294	Bank of America, N.A.
CDX.IOS.10.V1	01/12/41	5.000%(S)	580	199	—	199	Citibank, N.A.
CDX.IOS.10.V1	01/12/41	5.000%(S)	580	199	—	199	Citibank, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	490	1,661	—	1,661	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	450	813	—	813	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	440	795	—	795	Citibank, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(S)	440	795	—	795	Citibank, N.A.
CMBX.NA.BBB.4.V1	02/17/51	5.000%(M)	350	61	—	61	Citibank, N.A.

				$16,909	$—	$16,909

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$16,909	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$16,525,474

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$502,651,381	$260,511,847	$389,612
Preferred Stocks	9,219,877	1,374,846	761,485
Rights	—	—	12,934
Warrants	—	120,705	—
Asset-Backed Securities Automobiles	—	6,786,083	—

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities(continued)
Home Equity Loans	$—	$7,458,458	$—
Other	—	1,296,111	—
Residential Mortgage-Backed Securities	—	22,827,480	—
Bank Loans	—	753,858	733,474
Certificates of Deposit	—	4,814,347	—
Commercial Mortgage-Backed Securities	—	20,763,159	—
Convertible Bonds	—	97,958,907	—
Corporate Bonds	—	905,768,888	105,199
Municipal Bonds	—	1,661,717	—
Residential Mortgage-Backed Securities	—	87,328,525	—
Sovereign Bonds	—	2,912,531	—
U.S. Government Agency Obligations	—	160,895,368	—
U.S. Treasury Obligations	—	26,788,457	—
Affiliated Mutual Funds	339,092,825	—	—
Commercial Paper	—	23,835,332	—

Total	$850,964,083	$1,633,856,619	$2,002,704

Other Financial Instruments*
Assets
Futures Contracts	$5,271,356	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,164,823	—
OTC Credit Default Swap Agreements	—	16,909	—

Total	$5,271,356	$1,181,732	$—

Liabilities
Futures Contracts	$(860,463)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,381,866)	—
OTC Cross Currency Exchange Contracts	—	(302,071)	—

Total	$(860,463)	$(1,683,937)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (6.6% represents investments purchased with collateral from securities on loan)	14.8%
Banks	11.7
U.S. Government Agency Obligations	7.1
Residential Mortgage-Backed Securities	4.8
Pharmaceuticals	3.3
Software	3.3
Media	3.1
Electric	2.7
Telecommunications	2.4
Insurance	2.3
Semiconductors & Semiconductor Equipment	2.2
Oil & Gas	2.0
Healthcare-Services	1.8
Internet & Direct Marketing Retail	1.6
Pipelines	1.5
Beverages	1.5

Aerospace & Defense	1.4%
Diversified Financial Services	1.3
Machinery	1.3
Auto Manufacturers	1.3
Technology Hardware, Storage & Peripherals	1.2
Real Estate Investment Trusts (REITs)	1.2
Biotechnology	1.2
U.S. Treasury Obligations	1.1
Commercial Paper	1.1
Chemicals	1.0
Capital Markets	1.0
IT Services	1.0
Interactive Media & Services	1.0
Commercial Services	1.0
Internet	1.0
Semiconductors	1.0
Retail	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Commercial Mortgage-Backed Securities	0.9%
Entertainment	0.9
Oil, Gas & Consumable Fuels	0.8
Electric Utilities	0.8
Foods	0.8
Automobiles	0.8
Specialty Retail	0.8
Health Care Providers & Services	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Health Care Equipment & Supplies	0.7
Textiles, Apparel & Luxury Goods	0.7
Road & Rail	0.6
Household Durables	0.6
Agriculture	0.6
Computers	0.5
Metals & Mining	0.5
Food Products	0.4
Mining	0.4
Electrical Equipment	0.4
Hotels, Restaurants & Leisure	0.4
Packaging & Containers	0.4
Transportation	0.4
Electronic Equipment, Instruments & Components	0.4
Life Sciences Tools & Services	0.4
Professional Services	0.4
Healthcare-Products	0.4
Home Equity Loans	0.3
Lodging	0.3
Building Products	0.3
Auto Parts & Equipment	0.3
Food & Staples Retailing	0.3
Airlines	0.3
Consumer Finance	0.3
Building Materials	0.3
Containers & Packaging	0.3
Household Products	0.3
Personal Products	0.3
Construction & Engineering	0.3
Real Estate Management & Development	0.2
Construction Materials	0.2
Diversified Telecommunication Services	0.2
Gas	0.2
Certificates of Deposit	0.2
Household Products/Wares	0.2
Industrial Conglomerates	0.2
Commercial Services & Supplies	0.2
Miscellaneous Manufacturing	0.2
Electronics	0.2
Home Furnishings	0.2

Investment Companies	0.1%
Electrical Components & Equipment	0.1
Sovereign Bonds	0.1
Iron/Steel	0.1
Multi-Utilities	0.1
Trading Companies & Distributors	0.1
Engineering & Construction	0.1
Multiline Retail	0.1
Toys/Games/Hobbies	0.1
Thrifts & Mortgage Finance	0.1
Housewares	0.1
Communications Equipment	0.1
Distributors	0.1
Machinery-Construction & Mining	0.1
Home Builders	0.1
Municipal Bonds	0.1
Wireless Telecommunication Services	0.1
Multi-National	0.1
Distribution/Wholesale	0.1
Other	0.1
Savings & Loans	0.1
Gas Utilities	0.1
Holding Companies-Diversified	0.1
Diversified Consumer Services	0.1
Office/Business Equipment	0.1
Apparel	0.0	*
Leisure Time	0.0	*
Machinery-Diversified	0.0	*
Advertising	0.0	*
Real Estate	0.0	*
Environmental Control	0.0	*
Health Care Technology	0.0	*
Leisure Products	0.0	*
Forest Products & Paper	0.0	*
Oil & Gas Services	0.0	*
Auto Components	0.0	*
Transportation Infrastructure	0.0	*
Food Service	0.0	*
Tobacco	0.0	*
Cosmetics/Personal Care	0.0	*
Water	0.0	*
Trucking & Leasing	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*

	108.8
Liabilities in excess of other assets	(8.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$16,909		—	$—
Equity contracts	Due from/to broker-variation margin futures	5,160,540	*	—	—
Equity contracts	Unaffiliated investments	133,639		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	302,071
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,164,823		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,381,866
Interest rate contracts	Due from/to broker-variation margin futures	110,816	*	Due from/to broker-variation margin futures	860,463	*

		$6,586,727			$2,544,400

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$123,021
Equity contracts	8,838	(112,624)	48,332	64,632,353	—	(1,443,947)
Foreign exchange contracts	—	—	—	—	(3,609,104)	—
Interest rate contracts	—	—	—	16,708,792	—	—

Total	$8,838	$(112,624)	$48,332	$81,341,145	$(3,609,104)	$(1,320,926)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$170,033
Equity contracts	2,771	(31,708)	3,996,695	—	(403,032)
Foreign exchange contracts	—	—	—	206,515	—
Interest rate contracts	—	—	(146,097)	—	—

Total	$2,771	$(31,708)	$3,850,598	$206,515	$(232,999)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$25,436	$320	$578,182,665	$194,153,235	$88,062,837

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Credit Default Swap Agreements— Buy Protection(2)
$123,499,888	$4,405,746	$11,996,478

Total Return Swap Agreements(2)
$6,155,444

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$148,484,231	$(148,484,231)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
State Street Bank & Trust Company	$—	$(295,787)	$(295,787)	$—	$(295,787)
Bank of America, N.A.	6,541	—	6,541	—	6,541
Barclays Bank PLC	76,176	—	76,176	—	76,176
Citibank, N.A.	82,650	(112,569)	(29,919)	—	(29,919)
Credit Suisse International	4,807	—	4,807	—	4,807
Merrill Lynch International	693,818	(249,371)	444,447	—	444,447
Royal Bank of Canada	13,336	(5,895)	7,441	—	7,441
State Street Bank & Trust Company	303,950	(649,420)	(345,470)	—	(345,470)
The Toronto-Dominion Bank	454	(370,895)	(370,441)	—	(370,441)

	$1,181,732	$(1,683,937)	$(502,205)	$—	$(502,205)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $148,484,231:
Unaffiliated investments (cost $1,915,551,601)	$2,147,730,581
Affiliated investments (cost $339,110,666)	339,092,825
Foreign currency, at value (cost $126,949)	128,134
Dividends and interest receivable	10,695,308
Receivable for investments sold	1,883,107
Tax reclaim receivable	1,533,449
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,164,823
Due from broker-variation margin futures	475,832
Receivable from affiliate	114,955
Unrealized appreciation on OTC swap agreements	16,909
Receivable for Portfolio shares sold	1,431
Prepaid expenses and other assets	59,330

Total Assets	2,502,896,684

LIABILITIES
Payable to broker for collateral for securities on loan	151,173,789
Payable for investments purchased	61,298,441
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,381,866
Management fee payable	861,727
Accrued expenses and other liabilities	580,610
Payable to affiliate	403,754
Payable for Portfolio shares purchased	320,542
Unrealized depreciation on OTC cross currency exchange contracts	302,071
Distribution fee payable	62,217
Payable to custodian	26,842
Trustees’ fees payable	3,346
Affiliated transfer agent fee payable	401

Total Liabilities	216,415,606

NET ASSETS	$2,286,481,078

Net assets were comprised of:
Partners’ Equity	$2,286,481,078

Net asset value and redemption price per share, $2,286,481,078 / 98,745,735 outstanding shares of beneficial interest	$23.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $171 foreign withholding tax)	$31,929,642
Unaffiliated dividend income (net of $706,060 foreign withholding tax, of which $161,529 is reimbursable by an affiliate)	12,209,800
Affiliated dividend income	1,819,283
Income from securities lending, net (including affiliated income of $271,202)	297,084

Total income	46,255,809

EXPENSES
Management fee	16,695,935
Distribution fee	5,152,939
Custodian and accounting fees	951,959
Dividends on securities sold short	155,701
Broker fees and expenses on short sales	83,165
Audit fee	77,161
Trustees’ fees	36,369
Legal fees and expenses	33,044
Shareholders’ reports	19,231
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Miscellaneous	117,836

Total expenses	23,330,399
Less: Fee waiver and/or expense reimbursement	(231,161)

Net expenses	23,099,238

NET INVESTMENT INCOME (LOSS)	23,156,571

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(126,972)) (net of foreign capital gains taxes $(77,005))	21,023,198
Futures transactions	81,341,145
Forward and cross currency contract transactions	(3,609,104)
Options written transactions	48,332
Short sales transactions	(1,165,456)
Swap agreements transactions	(1,320,926)
Foreign currency transactions	(1,047,138)

95,270,051

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(23,478))	90,594,009
Futures	3,850,598
Forward and cross currency contracts	206,515
Short sales	218,587
Swap agreements	(232,999)
Foreign currencies	247,967
Unfunded loan commitment	(66)

94,884,611

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	190,154,662

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,311,233

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$23,156,571	$41,374,392
Net realized gain (loss) on investment and foreign currency transactions	95,270,051	57,168,596
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	94,884,611	202,446,756

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213,311,233	300,989,744

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [44,163,073 and 7,389,964 shares, respectively]	829,472,168	139,958,909
Portfolio shares purchased [55,450,650 and 8,622,402 shares, respectively]	(1,044,537,020)	(171,174,458)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(215,064,852)	(31,215,549)

CAPITAL CONTRIBUTIONS	—	27,892

TOTAL INCREASE (DECREASE)	(1,753,619)	269,802,087
NET ASSETS:
Beginning of year	2,288,234,697	2,018,432,610

End of year	$2,286,481,078	$2,288,234,697

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 88.8%
AFFILIATED MUTUAL FUNDS — 14.2%	Shares	Value
AST Western Asset Core Plus Bond Portfolio*	4,468,153	$67,915,925
AST Western Asset Emerging Markets Debt Portfolio*	993,839	13,049,106

TOTAL AFFILIATED MUTUAL FUNDS (cost $72,948,412)(w)		80,965,031

COMMON STOCKS — 73.5%
Aerospace & Defense — 0.6%
Howmet Aerospace, Inc.	18,413	525,507
L3Harris Technologies, Inc.	6,982	1,319,738
Lockheed Martin Corp.	1,400	496,972
Northrop Grumman Corp.	3,211	978,456

		3,320,673

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	8,832	829,060
Cia de Distribucion Integral Logista Holdings SA (Spain)	35,285	687,459
Expeditors International of Washington, Inc.	9,216	876,534
Hyundai Glovis Co. Ltd. (South Korea)	1,800	305,788
Oesterreichische Post AG (Austria)(a)	20,000	701,004

		3,399,845

Auto Components — 0.8%
Bridgestone Corp. (Japan)	7,500	246,037
Hankook Tire & Technology Co. Ltd. (South Korea)	9,500	345,032
Magna International, Inc. (Canada)	23,000	1,628,195
S&T Motiv Co. Ltd. (South Korea)	32,711	1,491,894
Standard Motor Products, Inc.	9,808	396,832
Tupy SA (Brazil)*	125,800	508,495

		4,616,485

Automobiles — 0.7%
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A	800,000	298,324
Ford Motor Co.	32,807	288,374
General Motors Co.	9,975	415,359
Kia Motors Corp. (South Korea)	47,000	2,709,399

		3,711,456

Banks — 3.3%
Aozora Bank Ltd. (Japan)	5,700	105,100
Associated Banc-Corp.	25,000	426,250
Bank Hapoalim BM (Israel)*	41,519	284,955
Bank of America Corp.	61,595	1,866,945
Bank of Communications Co. Ltd. (China) (Class H Stock)	412,000	218,305
Bank of Nova Scotia (The) (Canada)	20,000	1,080,996
BAWAG Group AG (Austria), 144A*	20,000	930,641
Central Pacific Financial Corp.	6,252	118,851
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	355,000	150,826
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	313,500	178,957
Citigroup, Inc.	28,230	1,740,662

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Citizens Financial Group, Inc.	11,902	$425,616
City Holding Co.	4,857	337,804
Community Trust Bancorp, Inc.	9,965	369,203
DNB ASA (Norway)*	22,215	430,928
East West Bancorp, Inc.	3,816	193,509
Financial Institutions, Inc.	15,000	337,500
First Citizens BancShares, Inc. (Class A Stock)	83	47,664
First Community Bankshares, Inc.	4,490	96,894
First Financial Corp.	946	36,752
First of Long Island Corp. (The)	8,210	146,549
Flushing Financial Corp.	27,086	450,711
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)*	30,100	165,857
Hang Seng Bank Ltd. (Hong Kong)	23,100	398,747
Heritage Commerce Corp.	10,609	94,102
Independent Bank Corp.	8,079	149,219
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	556,000	361,084
ING Groep NV (Netherlands)*	38,584	365,739
Investors Bancorp, Inc.	5,596	59,094
Lloyds Banking Group PLC (United Kingdom)*	462,965	230,281
Midland States Bancorp, Inc.	15,000	268,050
National Bank of Pakistan (Pakistan)*	61,500	16,550
National Commercial Bank (Saudi Arabia)	110,080	1,272,558
NBT Bancorp, Inc.	15,200	487,920
Peoples Bancorp, Inc.	8,080	218,887
Popular, Inc. (Puerto Rico)	807	45,450
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	1,633,000	924,228
RHB Bank Bhd (Malaysia)	187,700	254,082
Signature Bank	1,515	204,964
TCF Financial Corp.	1,461	54,086
Thanachart Capital PCL (Thailand), NVDR	175,000	202,205
Tisco Financial Group PCL (Thailand), NVDR	247,800	732,984
U.S. Bancorp	19,329	900,538
Washington Trust Bancorp, Inc.	11,516	515,917
Wells Fargo & Co.	30,000	905,400
Western Alliance Bancorp	659	39,507
Zions Bancorp NA	4,478	194,524

		19,037,591

Beverages — 0.0%
Suntory Beverage & Food Ltd. (Japan)	3,400	120,309

Biotechnology — 2.7%
AbbVie, Inc.	20,137	2,157,680
Agios Pharmaceuticals, Inc.*	520	22,532
Alkermes PLC*	1,446	28,848
Amgen, Inc.	12,870	2,959,070
Biogen, Inc.*	13,237	3,241,212
Gilead Sciences, Inc.	18,737	1,091,618
ImmunoGen, Inc.*	12,003	77,419
Ionis Pharmaceuticals, Inc.*	13,213	747,063
Novavax, Inc.*(a)	2,300	256,473

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.*	2,012	$972,017
Ultragenyx Pharmaceutical, Inc.*(a)	10,510	1,454,899
Vertex Pharmaceuticals, Inc.*	8,295	1,960,440
Voyager Therapeutics, Inc.*	24,855	177,713

		15,146,984

Building Products — 0.6%
A.O. Smith Corp.	6,500	356,330
Apogee Enterprises, Inc.	18,500	586,080
Inwido AB (Sweden)*	56,136	824,999
Johnson Controls International PLC	38,663	1,801,309

		3,568,718

Capital Markets — 1.3%
Affiliated Managers Group, Inc.	296	30,103
Ameriprise Financial, Inc.	3,208	623,411
Cboe Global Markets, Inc.	6,600	614,592
Cohen & Steers, Inc.	2,478	184,115
Goldman Sachs Group, Inc. (The)	6,422	1,693,546
IG Group Holdings PLC (United Kingdom)	39,007	459,957
Invesco Ltd.	12,076	210,485
Morgan Stanley	25,001	1,713,319
State Street Corp.	9,094	661,861
T. Rowe Price Group, Inc.	7,196	1,089,402

		7,280,791

Chemicals — 0.9%
Advanced Emissions Solutions, Inc.(a)	21,018	115,599
Celanese Corp.	4,565	593,176
CF Industries Holdings, Inc.	7,995	309,487
Eastman Chemical Co.	5,479	549,434
LyondellBasell Industries NV (Class A Stock)	12,522	1,147,767
Nutrien Ltd. (Canada)	20,000	962,212
PhosAgro PJSC (Russia), GDR	11,757	160,597
Sensient Technologies Corp.	7,647	564,119
Westlake Chemical Partners LP, MLP	26,400	629,376

		5,031,767

Commercial Services & Supplies — 0.4%
Ennis, Inc.(a)	27,635	493,285
Healthcare Services Group, Inc.(a)	26,100	733,410
Herman Miller, Inc.	3,969	134,152
Matthews International Corp. (Class A Stock)	5,094	149,764
McGrath RentCorp	3,157	211,835
Republic Services, Inc.	848	81,662
Transcontinental, Inc. (Canada) (Class A Stock)(a)	19,400	312,588

		2,116,696

Communications Equipment — 0.7%
AudioCodes Ltd. (Israel)	2,500	68,875
Cisco Systems, Inc.	40,136	1,796,086
InterDigital, Inc.	2,447	148,484
Juniper Networks, Inc.	43,192	972,252

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (cont’d.)
Motorola Solutions, Inc.	5,680	$965,941

		3,951,638

Construction & Engineering — 0.6%
Argan, Inc.	11,900	529,431
China Communications Services Corp. Ltd. (China) (Class H Stock)	400,000	177,070
China Railway Group Ltd. (China) (Class H Stock)	436,000	193,011
Comfort Systems USA, Inc.	3,000	157,980
Kyudenko Corp. (Japan)	30,000	969,931
Obayashi Corp. (Japan)	29,900	257,968
Primoris Services Corp.	5,444	150,309
Quanta Services, Inc.	2,680	193,014
Sanki Engineering Co. Ltd. (Japan)	75,000	882,543
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	114,000	49,403

		3,560,660

Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	39,000	244,455
Asia Cement Corp. (Taiwan)	186,000	285,916
China National Building Material Co. Ltd. (China) (Class H Stock)	124,000	149,329
HeidelbergCement AG (Germany)	7,330	560,114
LafargeHolcim Ltd. (Switzerland)*	25,000	1,385,537

		2,625,351

Consumer Finance — 0.5%
Ally Financial, Inc.	10,023	357,420
Capital One Financial Corp.	2,993	295,858
Credit Acceptance Corp.*(a)	279	96,573
Discover Financial Services	8,180	740,536
FirstCash, Inc.	9,500	665,380
OneMain Holdings, Inc.	3,651	175,832
Santander Consumer USA Holdings, Inc.	8,480	186,730
SLM Corp.	3,618	44,827
Synchrony Financial	15,175	526,724

		3,089,880

Containers & Packaging — 0.4%
International Paper Co.	19,900	989,428
Silgan Holdings, Inc.	26,640	987,811
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	70,000	150,422

		2,127,661

Distributors — 0.5%
Core-Mark Holding Co., Inc.	16,957	498,027
Inchcape PLC (United Kingdom)*	150,000	1,324,532
Jardine Cycle & Carriage Ltd. (Singapore)	60,000	888,032

		2,710,591

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services — 0.5%
China Yuhua Education Corp. Ltd. (China), 144A	300,000	$261,759
H&R Block, Inc.(a)	37,000	586,820
Service Corp. International	22,431	1,101,362
Strategic Education, Inc.	6,400	610,112

		2,560,053

Diversified Financial Services — 0.3%
Far East Horizon Ltd. (China)	280,000	288,886
Jefferies Financial Group, Inc.	7,179	176,603
Plus500 Ltd. (Israel)	41,904	831,899
REC Ltd. (India)	175,000	321,821
Voya Financial, Inc.	553	32,522

		1,651,731

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	53,987	1,552,666
BCE, Inc. (Canada)	8,285	354,272
China Telecom Corp. Ltd. (China) (Class H Stock)	600,000	166,577
China Tower Corp. Ltd. (China)
(Class H Stock), 144A	1,300,000	191,412
China Unicom Hong Kong Ltd. (China) .	350,000	201,154
CITIC Telecom International Holdings Ltd. (China)	3,696,000	1,165,649
Cogent Communications Holdings, Inc.	8,668	518,953
Deutsche Telekom AG (Germany)	27,700	508,773
Hellenic Telecommunications Organization SA (Greece)	12,452	201,334
HKT Trust & HKT Ltd. (Hong Kong)	202,000	262,339
KT Corp. (South Korea)*	514	11,376
KT Corp. (South Korea), ADR*	32,530	358,155
Nippon Telegraph & Telephone Corp. (Japan)	55,700	1,423,249
Telefonica Brasil SA (Brazil)	22,300	201,104
Telkom Indonesia Persero Tbk PT (Indonesia)	1,000,000	235,613
Verizon Communications, Inc.	39,334	2,310,872

		9,663,498

Electric Utilities — 0.8%
American Electric Power Co., Inc.	1,487	123,822
CLP Holdings Ltd. (Hong Kong)	20,000	184,984
Duke Energy Corp.	5,124	469,153
Exelon Corp.	3,644	153,850
IDACORP, Inc.	3,221	309,313
NextEra Energy, Inc.	4,492	346,558
OGE Energy Corp.	2,101	66,938
Portland General Electric Co.	22,123	946,201
Power Grid Corp. of India Ltd. (India)	102,571	266,872
Red Electrica Corp. SA (Spain)	14,462	296,770
Southern Co. (The)	7,218	443,402
Tenaga Nasional Bhd (Malaysia)	462,145	1,200,084

		4,807,947

Electrical Equipment — 0.5%
Chicony Power Technology Co. Ltd. (Taiwan)	32,601	81,901

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (cont’d.)
GrafTech International Ltd.	100,000	$1,066,000
Powell Industries, Inc.	1,354	39,929
Signify NV (Netherlands), 144A*	34,711	1,492,838

		2,680,668

Electronic Equipment, Instruments & Components — 1.9%
ALSO Holding AG (Switzerland)*	3,208	931,704
Arrow Electronics, Inc.*	3,461	336,755
Avnet, Inc.	14,200	498,562
Codan Ltd. (Australia)	96,233	829,691
Dolby Laboratories, Inc. (Class A Stock)	8,971	871,353
Hollysys Automation Technologies Ltd. (China)	35,000	514,150
Hon Hai Precision Industry Co. Ltd. (Taiwan)	647,000	2,122,694
Jabil, Inc.	5,535	235,404
National Instruments Corp.	9,900	435,006
Nippon Electric Glass Co. Ltd. (Japan)	10,500	230,062
Synnex Technology International Corp. (Taiwan)	748,000	1,254,517
TE Connectivity Ltd.	17,701	2,143,060
Tripod Technology Corp. (Taiwan)	41,000	173,659

		10,576,617

Energy Equipment & Services — 0.1%
Core Laboratories NV	3,314	87,854
Hoegh LNG Partners LP (Bermuda)	40,400	577,720
National Oilwell Varco, Inc.	9,229	126,714

		792,288

Entertainment — 0.4%
Activision Blizzard, Inc.	13,000	1,207,050
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	942	35,787
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	1,381	58,831
Lions Gate Entertainment Corp. (Class B Stock)*	960	9,965
Madison Square Garden Entertainment Corp.*	1,505	158,085
Madison Square Garden Sports Corp.*	1,945	358,074
NetEase, Inc. (China), ADR	2,500	239,425
Walt Disney Co. (The)*	1,971	357,106
World Wrestling Entertainment, Inc. (Class A Stock)(a)	1,882	90,430

		2,514,753

Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexander’s, Inc.	1,682	466,503
Concentradora Fibra Danhos SA de CV (Mexico)	642,400	790,914
CorEnergy Infrastructure Trust, Inc.	3,459	23,694
CubeSmart.	28,381	953,885
Easterly Government Properties, Inc.	20,700	468,855
Extra Space Storage, Inc.	8,324	964,419
First Real Estate Investment Trust (Singapore)	617,000	109,826

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
GEO Group, Inc. (The)(a)	12,000	$106,320
Ichigo Office REIT Investment Corp. (Japan)	661	476,718
Industrial Logistics Properties Trust	9,818	228,661
Life Storage, Inc.	8,247	984,609
LTC Properties, Inc.	2,194	85,369
Macquarie Mexico Real Estate Management SA de CV (Mexico), 144A.	430,100	607,342
MGM Growth Properties LLC (Class A Stock)	16,541	517,733
National Health Investors, Inc.	2,440	168,775
Premier Investment Corp. (Japan)	316	389,848
PS Business Parks, Inc.	2,000	265,740
RPT Realty	30,000	259,500
Slate Grocery REIT (Canada)	144,200	1,276,718

		9,145,429

Food & Staples Retailing — 2.7%
Andersons, Inc. (The)	24,400	598,044
BIM Birlesik Magazalar A/S (Turkey)	24,254	247,082
BJ’s Wholesale Club Holdings, Inc.*	15,761	587,570
Casey’s General Stores, Inc.	519	92,704
Empire Co. Ltd. (Canada) (Class A Stock)	50,576	1,382,307
George Weston Ltd. (Canada)	13,700	1,023,329
GS Retail Co. Ltd. (South Korea)	26,827	851,330
ICA Gruppen AB (Sweden)	20,845	1,042,491
Ingles Markets, Inc. (Class A Stock)	13,739	586,106
Koninklijke Ahold Delhaize NV (Netherlands)	48,886	1,397,922
Kroger Co. (The)	35,332	1,122,144
Lawson, Inc. (Japan)	20,900	972,089
Loblaw Cos. Ltd. (Canada)	24,000	1,184,256
President Chain Store Corp. (Taiwan)	26,000	246,412
Seven & i Holdings Co. Ltd. (Japan)	9,900	351,076
SpartanNash Co.	26,301	457,900
Sysco Corp.	4,271	317,165
Walgreens Boots Alliance, Inc.	27,600	1,100,688
Walmart, Inc.	12,183	1,756,180

		15,316,795

Food Products — 1.8%
Almarai Co. JSC (Saudi Arabia)	14,812	217,033
B&G Foods, Inc.(a)	17,587	487,687
Dali Foods Group Co. Ltd. (China), 144A.	1,338,500	767,367
Darling Ingredients, Inc.*	6,491	374,401
Flowers Foods, Inc.	39,922	903,435
Fresh Del Monte Produce, Inc.	12,900	310,503
General Mills, Inc.	11,600	682,080
Hershey Co. (The)	5,718	871,023
Indofood Sukses Makmur Tbk PT (Indonesia)	289,700	141,354
Ingredion, Inc.	1,666	131,064
J.M. Smucker Co. (The)	9,203	1,063,867
JBS SA	27,900	126,889
John B. Sanfilippo & Son, Inc.	3,704	292,097

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Nestle SA (Switzerland)	5,237	$617,463
Standard Foods Corp. (Taiwan)	444,000	968,229
Tingyi Cayman Islands Holding Corp. (China)	150,000	257,124
Tyson Foods, Inc. (Class A Stock)	4,040	260,338
Uni-President China Holdings Ltd. (China)	1,024,000	1,044,759
Uni-President Enterprises Corp. (Taiwan)	182,720	438,342
Want Want China Holdings Ltd. (China).	250,000	181,303

		10,136,358

Gas Utilities — 0.3%
Enagas SA (Spain)	15,524	340,552
Kunlun Energy Co. Ltd. (China)	232,000	201,031
Petronas Gas Bhd (Malaysia)	265,700	1,132,815
Spire, Inc.	4,000	256,160

		1,930,558

Health Care Equipment & Supplies — 1.1%
Coloplast A/S (Denmark) (Class B Stock)	8,038	1,222,013
DiaSorin SpA (Italy)	6,455	1,343,511
LeMaitre Vascular, Inc.	2,883	116,761
Medtronic PLC.	7,413	868,359
Pacific Hospital Supply Co. Ltd. (Taiwan)	380,512	950,985
ResMed, Inc.	606	128,811
TaiDoc Technology Corp. (Taiwan)	158,000	1,028,075
West Pharmaceutical Services, Inc.	1,900	538,289

		6,196,804

Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	9,514	930,089
Anthem, Inc.	903	289,944
Australian Pharmaceutical Industries Ltd. (Australia)	1,286,774	1,224,360
Cardinal Health, Inc.	16,500	883,740
Chemed Corp.	2,700	1,438,047
CVS Health Corp.	21,326	1,456,566
DaVita, Inc.*	5,833	684,794
EBOS Group Ltd. (New Zealand)	75,000	1,554,312
Encompass Health Corp.	2,808	232,193
Ensign Group, Inc. (The)	10,000	729,200
Galenica AG (Switzerland), 144A	16,538	1,104,463
Guardant Health, Inc.*	5,060	652,133
Humana, Inc.	1,000	410,270
McKesson Corp.	7,615	1,324,401
Molina Healthcare, Inc.*	2,064	438,971
National HealthCare Corp.	8,300	551,203
Owens & Minor, Inc.	30,200	816,910
Quest Diagnostics, Inc.	1,010	120,362
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	533,200	942,861
Sinopharm Group Co. Ltd. (China) (Class H Stock)	14,600	35,681
UnitedHealth Group, Inc.	11,513	4,037,379

		19,857,879

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	4,666	$125,235
Simulations Plus, Inc.(a)	7,100	510,632

		635,867

Hotels, Restaurants & Leisure — 0.6%
Domino’s Pizza, Inc.	2,700	1,035,342
MGM Resorts International	19,581	616,997
Papa John’s International, Inc.	5,400	458,190
Yum China Holdings, Inc. (China)	17,800	1,016,202

		3,126,731

Household Durables — 1.7%
D.R. Horton, Inc.	13,280	915,258
Ethan Allen Interiors, Inc.	17,000	343,570
Hooker Furniture Corp.	3,500	112,875
JM AB (Sweden)	41,251	1,458,756
La-Z-Boy, Inc.	10,000	398,400
Lennar Corp. (Class A Stock)	9,541	727,310
Mohawk Industries, Inc.*	2,560	360,832
Newell Brands, Inc.	45,000	955,350
Nien Made Enterprise Co. Ltd. (Taiwan)	13,000	150,804
PulteGroup, Inc.	13,097	564,743
Sekisui House Ltd. (Japan)	45,000	915,867
Sony Corp. (Japan)	20,000	2,011,744
Toll Brothers, Inc.	5,057	219,828
TopBuild Corp.*	1,259	231,757
Whirlpool Corp.	732	132,119

		9,499,213

Household Products — 0.8%
Church & Dwight Co., Inc.	10,032	875,091
Clorox Co. (The)(a)	4,700	949,024
Kimberly-Clark Corp.	404	54,471
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	315,700	538,925
Procter & Gamble Co. (The)	10,364	1,442,047
WD-40 Co.(a)	2,700	717,336

		4,576,894

Independent Power & Renewable Electricity Producers — 0.4%
Aboitiz Power Corp. (Philippines)	194,200	107,837
AES Gener SA (Chile)	1,578,148	260,576
Brookfield Renewable Corp. (Class A Stock)(a)	8,890	518,021
CGN Power Co. Ltd. (China) (Class H Stock), 144A	1,103,000	238,267
Colbun SA (Chile)	1,179,972	209,085
Polaris Infrastructure, Inc. (Canada)	80,300	1,117,223

		2,451,009

Industrial Conglomerates — 0.2%
Carlisle Cos., Inc.	7,436	1,161,355
CITIC Ltd. (China)	320,000	226,948

		1,388,303

Insurance — 3.7%
Aflac, Inc.	4,599	204,518

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
AIA Group Ltd. (Hong Kong)	190,000	$2,339,703
Allianz SE (Germany)	3,324	815,969
Allstate Corp. (The)	12,608	1,385,997
American Financial Group, Inc.	8,800	771,056
AMERISAFE, Inc.	6,800	390,524
Argo Group International Holdings Ltd.	724	31,639
Assurant, Inc.	7,900	1,076,138
Axis Capital Holdings Ltd.	8,638	435,269
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	100,000	392,205
CNO Financial Group, Inc.	5,027	111,750
Direct Line Insurance Group PLC (United Kingdom)	103,949	454,310
Employers Holdings, Inc.	17,592	566,286
Everest Re Group Ltd.	3,493	817,676
First American Financial Corp.	2,798	144,461
Hannover Rueck SE (Germany)	1,448	231,010
Hanover Insurance Group, Inc. (The)	6,688	781,961
Hartford Financial Services Group, Inc. (The)	16,458	806,113
HCI Group, Inc.(a)	7,874	411,810
Horace Mann Educators Corp.	9,711	408,250
Lincoln National Corp.	1,263	63,542
Medibank Private Ltd. (Australia)	460,000	1,059,522
Mercury General Corp.	30,942	1,615,482
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,007	606,493
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	758,000	241,368
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	250,000	189,682
Primerica, Inc.	1,088	145,716
Progressive Corp. (The)	2,567	253,825
RenaissanceRe Holdings Ltd. (Bermuda)	1,400	232,148
RLI Corp.	4,400	458,260
Safety Insurance Group, Inc.	6,144	478,618
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	727	125,550
Swiss Re AG (Switzerland)	15,000	1,421,881
Talanx AG (Germany)	7,770	302,757
Travelers Cos., Inc. (The)	8,200	1,151,034

		20,922,523

Interactive Media & Services — 0.5%
Twitter, Inc.*	47,470	2,570,500

Internet & Direct Marketing Retail — 0.4%
eBay, Inc.	28,427	1,428,457
PetMed Express, Inc.(a)	17,741	568,776
Qurate Retail, Inc. (Class A Stock)	15,332	168,192

		2,165,425

IT Services — 2.5%
Amdocs Ltd.	17,527	1,243,190
Atos SE (France)*	11,000	998,254
Booz Allen Hamilton Holding Corp.	11,620	1,013,032
Computacenter PLC (United Kingdom) .	50,000	1,676,722

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
CSG Systems International, Inc.	13,833	$623,453
Hackett Group, Inc. (The)	42,024	604,725
Infosys Ltd. (India)	142,000	2,443,949
International Business Machines Corp.	5,000	629,400
Kanematsu Electronics Ltd. (Japan)	23,000	927,179
ManTech International Corp. (Class A Stock)	7,400	658,156
MAXIMUS, Inc.	6,100	446,459
NIC, Inc.	24,867	642,315
Science Applications International Corp.	5,677	537,271
Tech Mahindra Ltd. (India)	20,000	267,213
TTEC Holdings, Inc.	9,032	658,704
Western Union Co. (The)	51,000	1,118,940

		14,488,962

Leisure Products — 0.3%
Brunswick Corp.	1,270	96,825
Johnson Outdoors, Inc. (Class A Stock)	5,200	585,676
Sankyo Co. Ltd. (Japan)	30,000	811,760
Sturm Ruger & Co., Inc.	6,100	396,927

		1,891,188

Life Sciences Tools & Services — 0.1%
Luminex Corp.(a)	21,700	501,704

Machinery — 0.7%
Caterpillar, Inc.	3,338	607,583
Cummins, Inc.	6,171	1,401,434
Douglas Dynamics, Inc.	11,975	512,170
Hyster-Yale Materials Handling, Inc.(a)	1,729	102,962
Pentair PLC	12,510	664,156
Wabash National Corp.(a)	35,000	603,050

		3,891,355

Marine — 0.4%
D/S Norden A/S (Denmark)	77,099	1,388,529
Golden Ocean Group Ltd. (Norway)	105,300	487,539
Scorpio Bulkers, Inc.(a)	13,834	234,210

		2,110,278

Media — 2.3%
AMC Networks, Inc. (Class A Stock)*(a)	23,619	844,852
Astro Malaysia Holdings Bhd (Malaysia)	1,734,500	391,378
Cheil Worldwide, Inc. (South Korea)	8,000	152,209
Cogeco Communications, Inc. (Canada)	15,200	1,168,569
Comcast Corp. (Class A Stock)	63,105	3,306,702
Discovery, Inc. (Class A Stock)*(a)	45,240	1,361,272
Discovery, Inc. (Class C Stock)*	13,237	346,677
Fox Corp. (Class A Stock)	3,402	99,066
Interpublic Group of Cos., Inc. (The)	40,000	940,800
John Wiley & Sons, Inc. (Class A Stock)	12,600	575,316
KT Skylife Co. Ltd. (South Korea)	25,000	203,144
Liberty Broadband Corp. (Class A Stock)*	1,947	306,808

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
Liberty Broadband Corp. (Class C Stock)*	4,065	$643,774
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	4,073	175,913
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	8,233	358,218
MSG Networks, Inc. (Class A Stock)*	7,303	107,646
Nexstar Media Group, Inc. (Class A Stock)	718	78,399
Omnicom Group, Inc.	15,500	966,735
Reach PLC (United Kingdom)*	451,576	892,763
ViacomCBS, Inc. (Class B Stock)(a)	1,356	50,525

		12,970,766

Metals & Mining — 1.3%
China Hongqiao Group Ltd. (China)	300,000	276,013
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	190,948	384,346
Evolution Mining Ltd. (Australia)	200,000	764,091
Freeport-McMoRan, Inc.	53,210	1,384,524
Kaiser Aluminum Corp.	1,348	133,317
Newmont Corp.	25,196	1,508,989
Nucor Corp.	4,910	261,163
POSCO (South Korea)	319	79,910
Reliance Steel & Aluminum Co.	7,000	838,250
Rio Tinto Ltd. (Australia)	20,000	1,763,879
Steel Dynamics, Inc.	972	35,838

		7,430,320

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Apollo Commercial Real Estate
Finance, Inc.	6,814	76,112
Ares Commercial Real Estate Corp.	11,790	140,419
Chimera Investment Corp.	74,000	758,500
Great Ajax Corp.(a)	29,897	312,723
Invesco Mortgage Capital, Inc.(a)	10,625	35,912
KKR Real Estate Finance Trust, Inc.	6,000	107,520
New Residential Investment Corp.	5,203	51,718
Redwood Trust, Inc.	12,170	106,853
TPG RE Finance Trust, Inc.	11,110	117,988

		1,707,745

Multiline Retail — 0.5%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	2,233	293,540
Dollar General Corp.	6,000	1,261,800
Target Corp.	8,311	1,467,141

		3,022,481

Multi-Utilities — 0.5%
Canadian Utilities Ltd. (Canada) (Class A Stock)	29,500	720,524
Consolidated Edison, Inc.	11,600	838,332
NorthWestern Corp.	11,192	652,606
Public Service Enterprise Group, Inc.	8,500	495,550

		2,707,012

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 1.9%
Alliance Resource Partners LP, MLP	6,377	$28,569
BP Midstream Partners LP, MLP	44,649	473,279
Cabot Oil & Gas Corp.	14,806	241,042
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	653,776	1,234,521
Continental Resources, Inc.(a)	13,699	223,294
COSCO SHIPPING Energy Transportation Co. Ltd. (China) (Class H Stock)	2,352,000	929,246
DHT Holdings, Inc.(a)	108,200	565,886
Energy Transfer LP, MLP	20,500	126,690
Euronav NV (Belgium)	70,000	567,725
Holly Energy Partners LP, MLP	38,400	545,280
Itochu Enex Co. Ltd. (Japan)	100,000	984,804
KNOT Offshore Partners LP (United Kingdom), MLP	25,000	376,500
MPLX LP, MLP	46,400	1,004,560
OMV AG (Austria)	30,000	1,212,057
Ovintiv, Inc.	3,372	48,422
Semirara Mining & Power Corp. (Philippines)	382,020	110,000
TC PipeLines LP, MLP	31,123	916,572
Teekay LNG Partners LP (Bermuda)	46,400	531,744
Teekay Tankers Ltd. (Bermuda) (Class A Stock)*(a)	23,100	254,331
Tsakos Energy Navigation Ltd. (Greece)	12,898	103,571
World Fuel Services Corp.	5,000	155,800

		10,633,893

Paper & Forest Products — 0.3%
Hansol Paper Co. Ltd. (South Korea)	11,536	147,485
Mercer International, Inc. (Germany)	26,872	275,438
Mondi PLC (United Kingdom)	50,000	1,180,589
Nine Dragons Paper Holdings Ltd. (Hong Kong)	200,000	284,608
Schweitzer-Mauduit International, Inc.	1,632	65,623

		1,953,743

Personal Products — 0.2%
Chlitina Holding Ltd. (China)	13,000	91,874
Hengan International Group Co. Ltd. (China)	19,500	138,362
Unilever PLC (United Kingdom)	11,077	673,819

		904,055

Pharmaceuticals — 3.4%
Bausch Health Cos., Inc.*	8,323	173,118
Bristol-Myers Squibb Co.	22,265	1,381,098
China Medical System Holdings Ltd. (China)	727,000	814,932
Consun Pharmaceutical Group Ltd. (China)	145,000	57,230
Dr. Reddy’s Laboratories Ltd. (India), ADR	3,383	241,174
Eli Lilly & Co.	9,326	1,574,602
Johnson & Johnson	19,368	3,048,136
Merck & Co., Inc.	22,830	1,867,494

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
Novartis AG (Switzerland)	24,975	$2,362,493
Novo Nordisk A/S (Denmark) (Class B Stock)	27,510	1,910,073
Pfizer, Inc.	49,758	1,831,592
Phibro Animal Health Corp. (Class A Stock)	31,000	602,020
Roche Holding AG (Switzerland)	7,164	2,507,464
Sanofi (France)	9,179	887,939
Shionogi & Co. Ltd. (Japan)	4,700	257,003

		19,516,368

Professional Services — 0.6%
CRA International, Inc.	4,303	219,152
Exponent, Inc.	6,747	607,432
Kelly Services, Inc. (Class A Stock)	15,192	312,499
Kforce, Inc.	11,600	488,244
ManpowerGroup, Inc.	2,238	201,823
Resources Connection, Inc.	39,715	499,218
Wolters Kluwer NV (Netherlands)	12,000	1,025,666

		3,354,034

Real Estate Management & Development — 0.5%
China Vanke Co. Ltd. (China) (Class H Stock)	62,000	214,270
Daito Trust Construction Co. Ltd. (Japan)	10,800	1,009,559
Huaku Development Co. Ltd. (Taiwan)	299,000	934,799
Hysan Development Co. Ltd. (Hong Kong)	72,300	265,757
K Wah International Holdings Ltd. (Hong Kong)	77,000	37,058
Shenzhen Investment Ltd. (China)	550,000	189,349
Yuexiu Property Co. Ltd. (China)	1,290,000	260,317

		2,911,109

Road & Rail — 0.1%
Werner Enterprises, Inc.	11,400	447,108

Semiconductors & Semiconductor Equipment — 3.8%
Broadcom, Inc.	7,587	3,321,968
Camtek Ltd. (Israel)*(a)	19,100	418,481
Cree, Inc.*(a)	24,267	2,569,875
Intel Corp.	81,002	4,035,520
Maxim Integrated Products, Inc.	3,681	326,321
Novatek Microelectronics Corp. (Taiwan)	90,000	1,186,478
Power Integrations, Inc.	10,700	875,902
Powertech Technology, Inc. (Taiwan)	39,000	132,056
QUALCOMM, Inc.	12,879	1,961,987
Sitronix Technology Corp. (Taiwan)	34,000	197,659
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	47,600	899,161
Texas Instruments, Inc.	9,759	1,601,745
United Microelectronics Corp. (Taiwan) .	1,715,000	2,888,599
Xilinx, Inc.	9,300	1,318,461

		21,734,213

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software — 3.8%
American Software, Inc. (Class A Stock)	16,406	$281,691
Autodesk, Inc.*	7,790	2,378,599
Cerence, Inc.*(a)	17,321	1,740,414
Citrix Systems, Inc.	21,967	2,857,907
FireEye, Inc.*(a)	34,850	803,641
J2 Global, Inc.*	866	84,599
Microsoft Corp.	22,000	4,893,240
Nuance Communications, Inc.*	55,223	2,434,782
Open Text Corp. (Canada), (NYSE)	20,676	939,931
Open Text Corp. (Canada), (XTSE)	23,000	1,045,110
Oracle Corp.	34,951	2,260,980
Progress Software Corp.	13,412	606,088
Software AG (Germany)	12,730	518,258
Xperi Holding Corp.	38,000	794,200

		21,639,440

Specialty Retail — 1.5%
Aaron’s Co., Inc. (The)*	1,626	30,829
Advance Auto Parts, Inc.	795	125,221
American Eagle Outfitters, Inc.(a)	7,103	142,557
AutoNation, Inc.*	1,422	99,241
Buckle, Inc. (The)(a)	10,000	292,000
DCM Holdings Co. Ltd. (Japan)	112,000	1,280,577
Dick’s Sporting Goods, Inc.	4,100	230,461
Foot Locker, Inc.	807	32,635
Haverty Furniture Cos., Inc.(a)	21,900	605,973
Home Depot, Inc. (The)	4,000	1,062,480
K’s Holdings Corp. (Japan)	89,300	1,242,860
Lithia Motors, Inc. (Class A Stock)	1,526	446,615
Luk Fook Holdings International Ltd. (Hong Kong)	550,000	1,329,090
Penske Automotive Group, Inc.	2,393	142,120
Petrobras Distribuidora SA (Brazil)	35,000	148,447
Rent-A-Center, Inc.	8,111	310,570
Topsports International Holdings Ltd. (China), 144A.	150,000	225,283
Tractor Supply Co.	6,900	970,002

		8,716,961

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	40,000	5,307,600
Asustek Computer, Inc. (Taiwan)	35,000	312,606
Chicony Electronics Co. Ltd. (Taiwan)	392,000	1,203,444
HP, Inc.	49,200	1,209,828
Lenovo Group Ltd. (China)	400,000	377,771
Lite-On Technology Corp. (Taiwan)	826,000	1,465,103
NetApp, Inc.	18,197	1,205,369
Quanta Computer, Inc. (Taiwan)	112,000	322,601
Samsung Electronics Co. Ltd. (South Korea)	75,000	5,617,497
Seagate Technology PLC(a)	56,953	3,540,199
Western Digital Corp.	34,041	1,885,531

		22,447,549

Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc.	2,500	235,175
Formosa Taffeta Co. Ltd. (Taiwan)	248,000	273,997

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
Hanesbrands, Inc.	14,677	$213,991
Li Ning Co. Ltd. (China)	43,000	297,481
MC Group PCL (Thailand), NVDR	750,000	247,169
Pandora A/S (Denmark)	9,969	1,120,429
Stella International Holdings Ltd. (Hong Kong)	900,000	1,047,001

		3,435,243

Thrifts & Mortgage Finance — 0.3%
Federal Agricultural Mortgage Corp. (Class C Stock)	2,528	187,704
Genworth MI Canada, Inc. (Canada)	24,400	832,119
MGIC Investment Corp.	3,266	40,988
Northwest Bancshares, Inc.	13,876	176,780
PennyMac Financial Services, Inc.	916	60,108
Waterstone Financial, Inc.	30,692	577,624

		1,875,323

Tobacco — 0.8%
Altria Group, Inc.	30,500	1,250,500
Imperial Brands PLC (United Kingdom) .	19,163	404,465
ITC Ltd. (India)	107,718	308,927
Japan Tobacco, Inc. (Japan)	9,500	193,515
KT&G Corp. (South Korea)	9,963	761,935
Philip Morris International, Inc.	3,453	285,874
Scandinavian Tobacco Group A/S (Denmark), 144A	56,209	964,143
Vector Group Ltd.	51,473	599,661

		4,769,020

Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	2,310	180,157
ITOCHU Corp. (Japan)	50,000	1,438,653
Marubeni Corp. (Japan)	31,200	207,958
MSC Industrial Direct Co., Inc. (Class A Stock)	16,637	1,403,996
Sumitomo Corp. (Japan)	26,500	351,857
Systemax, Inc.	17,968	644,872
United Rentals, Inc.*	2,845	659,784
Watsco, Inc.(a)	5,100	1,155,405

		6,042,682

Transportation Infrastructure — 0.2%
Enav SpA (Italy), 144A	200,000	883,424
Yuexiu Transport Infrastructure Ltd. (China)	490,000	334,251

		1,217,675

Wireless Telecommunication Services — 0.9%
China Mobile Ltd. (China)	226,000	1,292,176
Globe Telecom, Inc. (Philippines)	5,735	242,454
KDDI Corp. (Japan)	31,400	933,422
Orange Belgium SA (Belgium)	50,000	1,337,194
Shenandoah Telecommunications Co.	5,000	216,250
SoftBank Corp. (Japan)	68,900	862,794

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (cont’d.)
Telephone & Data Systems, Inc.	10,410	$193,314

		5,077,604

TOTAL COMMON STOCKS (cost $347,761,354)		417,982,770

EXCHANGE-TRADED FUNDS — 1.0%
iShares MSCI ACWI ex US ETF	91,758	4,866,844
iShares MSCI Emerging Markets ETF(a)	12,479	644,790

TOTAL EXCHANGE-TRADED FUNDS (cost $5,187,050)		5,511,634

PREFERRED STOCKS — 0.1%
Oil, Gas & Consumable Fuels
Surgutneftegas PJSC (Russia) (PRFC) .	362,600	205,353
Transneft PJSC (Russia) (PRFC)	34	64,391

TOTAL PREFERRED STOCKS (cost $295,154)		269,744

	Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers
AES Gener SA (Chile), expiring 01/27/21^	373,080	—

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $426,191,970)		504,729,179

	Shares

SHORT-TERM INVESTMENTS — 14.3%

AFFILIATED MUTUAL FUNDS — 14.2%
PGIM Core Ultra Short Bond Fund(w)	58,315,379	58,315,379
PGIM Institutional Money Market Fund (cost $22,451,610; includes $22,447,961 of cash collateral for securities on loan)(b)(w)	22,461,599	22,450,369

TOTAL AFFILIATED MUTUAL FUNDS (cost $80,766,989)		80,765,748

UNAFFILIATED FUND — 0.1%	Shares	Value
Fidelity Investments Money Market Funds - Treasury Only Portfolio, (Institutional Shares)	647,751	$647,751

(cost $647,751)
TOTAL SHORT-TERM INVESTMENTS (cost $81,414,740)		81,413,499

TOTAL INVESTMENTS—103.1% (cost $507,606,710)		586,142,678
Liabilities in excess of other assets(z) — (3.1)%		(17,743,364)

NET ASSETS — 100.0%		$568,399,314

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,958,050; cash collateral of $22,447,961 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
309	S&P 500 E-Mini Index	Mar. 2021	$57,918,960	$1,356,896

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$3,738,900	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices generally in active markets for identical securities.
Level 2 —	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3 —	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$5,641,543	$—
Austria	—	2,843,702	—
Belgium	—	1,904,919	—
Bermuda	1,595,943	—	—
Brazil	—	858,046	—
Canada	15,321,889	—	—
Chile	—	469,661	—
China	1,769,777	16,672,101	—
Denmark	—	6,605,187	—
France	—	1,886,193	—
Germany	275,438	3,543,374	—
Greece	103,571	201,334	—
Hong Kong	—	6,149,287	—
India	241,174	3,608,782	—
Indonesia	—	376,967	—
Israel	487,356	1,116,854	—
Italy	—	2,226,935	—
Japan	—	19,854,482	—
Malaysia	—	2,978,359	—
Mexico	2,103,038	—	—
Netherlands	—	4,282,165	—
New Zealand	—	1,554,312	—
Norway	487,539	430,928	—
Pakistan	—	16,550	—
Philippines	—	460,291	—
Puerto Rico	45,450	—	—
Russia	—	160,597	—
Saudi Arabia	—	1,489,591	—
Singapore	—	997,858	—
South Korea	358,155	12,802,549	—
Spain	—	1,324,781	—
Sweden	—	3,326,246	—
Switzerland	—	10,331,005	—
Taiwan	—	17,668,459	—
Thailand	—	1,182,358	—
Turkey	—	631,428	—
United Kingdom	376,500	7,297,438	—
United States	253,795,769	126,889	—
Exchange-Traded Funds
United States	5,511,634	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stocks
Russia	$—	$269,744	$—
Rights
Chile	—	—	—
Affiliated Mutual Funds	161,730,779	—	—
Unaffiliated Fund	647,751	—	—

Total	$444,851,763	$141,290,915	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,356,896	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows:

United States (including 3.9% of collateral for securities on loan)	74.2%
Japan	3.5
China	3.2
Taiwan	3.1
Canada	2.7
South Korea	2.3
Switzerland	1.8
United Kingdom	1.3
Denmark	1.2
Hong Kong	1.1
Australia	1.0
Netherlands	0.7
India	0.7
Germany	0.7
Sweden	0.6
Malaysia	0.5
Austria	0.5
Italy	0.4
Mexico	0.4
Belgium	0.3
France	0.3
Israel	0.3

Bermuda	0.3%
New Zealand	0.3
Saudi Arabia	0.3
Spain	0.2
Thailand	0.2
Singapore	0.2
Norway	0.2
Brazil	0.1
Turkey	0.1
Chile	0.1
Philippines	0.1
Russia	0.1
Indonesia	0.1
Greece	0.0	*
Puerto Rico	0.0	*
Pakistan	0.0	*

	103.1
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$1,356,896	*	—	$—
Equity contracts	Unaffiliated investments	—		—	—

		$1,356,896			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$11,824	$10,565,602

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$305,586

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$49,225,335

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$21,958,050	$(21,958,050)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $21,958,050:
Unaffiliated investments (cost $353,891,309)	$424,411,899
Affiliated investments (cost $153,715,401)	161,730,779
Foreign currency, at value (cost $141,024)	141,646
Deposit with broker for centrally cleared/exchange-traded derivatives	3,738,900
Dividends and interest receivable	579,848
Due from broker-variation margin futures	405,505
Tax reclaim receivable	331,995
Receivable from affiliate	21,251
Receivable for Portfolio shares sold	2,167
Prepaid expenses and other assets	10,999

Total Assets	591,374,989

LIABILITIES
Payable to broker for collateral for securities on loan	22,447,961
Accrued expenses and other liabilities	188,003
Management fee payable	165,737
Payable to affiliate	145,996
Distribution fee payable	13,225
Foreign capital gains tax liability accrued	7,225
Payable for Portfolio shares purchased	5,701
Trustees’ fees payable	1,426
Affiliated transfer agent fee payable	401

Total Liabilities	22,975,675

NET ASSETS	$568,399,314

Net assets were comprised of:
Partners’ Equity	$568,399,314

Net asset value and redemption price per share, $568,399,314 / 39,196,751 outstanding shares of beneficial interest	$14.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $605,915 foreign withholding tax, of which $58,999 is reimbursable by an affiliate)	$9,797,042
Affiliated dividend income	255,091
Interest income	136,563
Income from securities lending, net (including affiliated income of $58,847)	94,641

Total income	10,283,337

EXPENSES
Management fee	3,397,459
Distribution fee	1,165,211
Custodian and accounting fees	317,936
Audit fee	30,762
Legal fees and expenses	26,664
Trustees’ fees	15,660
Shareholders’ reports	8,158
Transfer agent’s fees and expenses (including affiliated expense of $2,650)	7,059
Miscellaneous	45,252

Total expenses	5,014,161
Less: Fee waiver and/or expense reimbursement	(393,998)
Distribution fee waiver	(171,312)

Net expenses	4,448,851

NET INVESTMENT INCOME (LOSS)	5,834,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $4,991,840)	(38,035,285)
Futures transactions	10,565,602
Foreign currency transactions	(145,885)

(27,615,568)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(763,293)) (net of change in foreign capital gains taxes $(7,225))	29,125,050
Futures	305,586
Foreign currencies	12,970

29,443,606

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,828,038

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,662,524

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,834,486	$8,930,143
Net realized gain (loss) on investment and foreign currency transactions	(27,615,568)	7,622,483
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,443,606	61,362,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,662,524	77,915,077

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [35,432,316 and 10,805,493 shares, respectively]	409,644,489	133,598,628
Portfolio shares purchased [36,815,593 and 1,067,780 shares, respectively]	(403,560,926)	(13,452,930)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	6,083,563	120,145,698

CAPITAL CONTRIBUTIONS	—	322

TOTAL INCREASE (DECREASE)	13,746,087	198,061,097
NET ASSETS:
Beginning of year	554,653,227	356,592,130

End of year	$568,399,314	$554,653,227

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 88.3%
COMMON STOCKS — 76.5%	Shares	Value
Aerospace & Defense — 0.9%
AeroVironment, Inc.*	3,000	$260,700
Airbus SE (France)*	34,312	3,770,318
Astrotech Corp.*	7,086	12,542
Axon Enterprise, Inc.*	3,800	465,614
CAE, Inc. (Canada)	20,700	573,564
Dassault Aviation SA (France)*	4,456	4,876,240
HEICO Corp. (Class A Stock)	4,574	535,433
Hexcel Corp.(a)	9,910	480,536
Howmet Aerospace, Inc.	10,625	303,238
Leonardo SpA (Italy)	200,679	1,458,256
Meggitt PLC (United Kingdom)*	270,088	1,725,916
Mercury Systems, Inc.*	3,500	308,210
Northrop Grumman Corp.	8,517	2,595,300
Rolls-Royce Holdings PLC (United Kingdom)*	1,531,439	2,321,060
Spirit AeroSystems Holdings, Inc. (Class A Stock)	17,800	695,802
Thales SA (France)	105,162	9,637,452

		30,020,181

Air Freight & Logistics — 0.4%
FedEx Corp.	16,755	4,349,933
United Parcel Service, Inc. (Class B Stock)	49,422	8,322,665
XPO Logistics, Inc.*(a)	5,600	667,520

		13,340,118

Airlines — 0.1%
Air Arabia PJSC (United Arab Emirates)	830,230	289,755
JetBlue Airways Corp.*	40,600	590,324
Spirit Airlines, Inc.*	6,500	158,925
United Airlines Holdings, Inc.*	18,792	812,754

		1,851,758

Auto Components — 0.7%
Aptiv PLC	2,201	286,768
Autoliv, Inc. (Sweden)(a)	10,030	923,763
Bridgestone Corp. (Japan)	43,300	1,420,456
CIE Automotive SA (Spain)	13,298	359,898
Denso Corp. (Japan)	27,500	1,637,064
Freni Brembo SpA (Italy)*	23,126	306,097
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	90,046	665,283
Gentex Corp.	15,962	541,591
Kendrion NV (Netherlands)*	6,623	137,803
Lear Corp.	3,760	597,953
Magna International, Inc. (Canada)	89,060	6,305,448
Musashi Seimitsu Industry Co. Ltd. (Japan)	36,100	572,644
NGK Spark Plug Co. Ltd. (Japan)	19,800	338,173
Nifco, Inc. (Japan)	13,400	525,747
Nippon Seiki Co. Ltd. (Japan)	27,100	306,351
Stanley Electric Co. Ltd. (Japan)	147,500	4,758,682
Tenneco, Inc. (Class A Stock)*	14,000	148,400
Toyo Tire Corp. (Japan)	35,500	543,654
Valeo SA (France)	37,523	1,489,624

COMMON STOCKS (continued)	Shares	Value
Auto Components (cont’d.)
Veoneer, Inc. (Sweden)*(a)	19,730	$420,249
Workhorse Group, Inc.*(a)	16,700	330,326

		22,615,974

Automobiles — 0.6%
Daimler AG (Germany)	43,113	3,058,624
General Motors Co.	191,797	7,986,427
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	758,000	847,890
Knaus Tabbert AG (Germany)*	5,978	463,012
Maruti Suzuki India Ltd. (India)	17,078	1,792,995
Peugeot SA (France)*	61,528	1,691,994
Suzuki Motor Corp. (Japan)	28,000	1,298,702
Toyota Motor Corp. (Japan)	58,000	4,473,609

		21,613,253

Banks — 3.5%
ABN AMRO Bank NV (Netherlands), 144A, CVA*	134,370	1,304,699
Atlantic Union Bankshares Corp.	23,125	761,738
Axis Bank Ltd. (India)*	318,255	2,713,192
Banco Comercial Portugues SA (Portugal) (Class R Stock)*(a)	4,277,331	647,088
Bank Central Asia Tbk PT (Indonesia)	1,574,400	3,799,989
Bank of America Corp.	285,081	8,640,805
BankUnited, Inc.	23,000	799,940
BAWAG Group AG (Austria), 144A*	72,996	3,396,655
BNP Paribas SA (France)*	99,631	5,274,417
Boston Private Financial Holdings, Inc.	41,425	350,041
Capitec Bank Holdings Ltd. (South Africa)*	15,897	1,555,533
County Bancorp, Inc.	5,100	112,608
Credicorp Ltd. (Peru)(a)	11,767	1,930,023
Eagle Bancorp, Inc.	9,630	397,719
East West Bancorp, Inc.	45,162	2,290,165
Erste Group Bank AG (Austria)*	166,428	5,093,015
FinecoBank Banca Fineco SpA (Italy)*	58,887	966,219
First Business Financial Services, Inc.	18,288	336,682
First Citizens BancShares, Inc. (Class A Stock)	750	430,703
First Internet Bancorp	3,928	112,891
Fukuoka Financial Group, Inc. (Japan)	21,800	388,218
Hilltop Holdings, Inc.	21,800	599,718
Home BancShares, Inc.	37,680	734,006
HSBC Holdings PLC (United Kingdom)*	271,489	1,406,450
ICICI Bank Ltd. (India), ADR*	111,923	1,663,176
ING Groep NV (Netherlands)*	536,046	5,081,195
JPMorgan Chase & Co.	154,260	19,601,818
KBC Group NV (Belgium)*	43,111	3,038,987
Kotak Mahindra Bank Ltd. (India)*	42,188	1,154,444
Lloyds Banking Group PLC (United Kingdom)*	5,399,658	2,685,809
Mitsubishi UFJ Financial Group, Inc. (Japan)	658,800	2,912,124
National Bank of Canada (Canada)	40,854	2,299,301
OTP Bank Nyrt (Hungary)*	22,945	1,034,325
Pacific Premier Bancorp, Inc.	4,296	134,594
Park National Corp.	5,870	616,409

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Pinnacle Financial Partners, Inc.	14,386	$926,458
PNC Financial Services Group, Inc. (The)	50,832	7,573,968
Renasant Corp.(a)	20,030	674,610
Sberbank of Russia PJSC (Russia), ADR	236,539	3,438,480
Seacoast Banking Corp. of Florida*	22,600	665,570
Signature Bank	6,619	895,485
South State Corp.	10,090	729,507
Sterling Bancorp	42,600	765,948
Swedbank AB (Sweden) (Class A Stock)*	274,885	4,809,080
United Overseas Bank Ltd. (Singapore).	168,400	2,879,857
Van Lanschot Kempen NV (Netherlands)*	14,376	376,201
Webster Financial Corp.	18,202	767,214
Wells Fargo & Co.	245,618	7,412,751
WesBanco, Inc.	17,433	522,293
Western Alliance Bancorp	3,245	194,538

		116,896,656

Beverages — 0.8%
Asahi Group Holdings Ltd. (Japan)	52,000	2,143,246
Beijing Shunxin Agriculture Co. Ltd. (China) (Class A Stock)	56,000	621,702
Boston Beer Co., Inc. (The) (Class A Stock)*	313	311,213
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	14,000	218,556
Coca-Cola Co. (The)	125,861	6,902,217
Coca-Cola Consolidated, Inc.(a)	1,020	271,595
Diageo PLC (United Kingdom)	31,900	1,256,683
Keurig Dr. Pepper, Inc.	10,121	323,872
Kirin Holdings Co. Ltd. (Japan)	78,500	1,850,975
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	10,467	3,207,446
National Beverage Corp.(a)	5,810	493,269
PepsiCo, Inc.	40,075	5,943,123
Treasury Wine Estates Ltd. (Australia)	201,873	1,466,898
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	240,000	2,515,630

		27,526,425

Biotechnology — 1.4%
AbbVie, Inc.	144,943	15,530,642
Abcam PLC (United Kingdom)	66,820	1,418,526
ACADIA Pharmaceuticals, Inc.*(a)	6,200	331,452
Acceleron Pharma, Inc.*	5,070	648,656
AIM ImmunoTech, Inc.*(a)	116,800	209,072
Alexion Pharmaceuticals, Inc.*	10,628	1,660,519
Alkermes PLC*	22,760	454,062
Alnylam Pharmaceuticals, Inc.*	5,080	660,248
Argenx SE (Netherlands), ADR*(a)	2,767	813,747
Arrowhead Pharmaceuticals, Inc.*	2,200	168,806
BioMarin Pharmaceutical, Inc.*	7,255	636,191
Bluebird Bio, Inc.*(a)	6,400	276,928
Blueprint Medicines Corp.*	7,650	857,948
Clovis Oncology, Inc.*(a)	9,800	47,040
Denali Therapeutics, Inc.*(a)	4,700	393,672

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Exact Sciences Corp.*	7,827	$1,036,999
Exelixis, Inc.*	17,500	351,225
Fate Therapeutics, Inc.*	4,200	381,906
FibroGen, Inc.*(a)	15,200	563,768
Galapagos NV (Belgium)*	1,089	107,860
Genprex, Inc.*(a)	22,300	92,545
Genus PLC (United Kingdom)	15,866	911,308
Global Blood Therapeutics, Inc.*	3,758	162,759
Harpoon Therapeutics, Inc.*	13,200	219,252
Incyte Corp.*	12,692	1,103,950
Inovio Pharmaceuticals, Inc.*(a)	5,400	47,790
Insmed, Inc.*	15,400	512,666
Ionis Pharmaceuticals, Inc.*	7,579	428,517
Iovance Biotherapeutics, Inc.*	9,400	436,160
Kodiak Sciences, Inc.*	2,472	363,162
Mirati Therapeutics, Inc.*	3,800	834,632
Moderna, Inc.*	14,700	1,535,709
MorphoSys AG (Germany)*	18,692	2,176,030
Neurocrine Biosciences, Inc.*	5,250	503,213
Novavax, Inc.*(a)	2,100	234,171
Radius Health, Inc.*	3,628	64,796
Sage Therapeutics, Inc.*	5,070	438,606
Sarepta Therapeutics, Inc.*	3,400	579,666
Scholar Rock Holding Corp.*	3,606	174,999
Seagen, Inc.*	5,794	1,014,761
TG Therapeutics, Inc.*	4,000	208,080
Translate Bio, Inc.*(a)	15,200	280,136
Turning Point Therapeutics, Inc.*	2,100	255,885
Ultragenyx Pharmaceutical, Inc.*(a)	12,693	1,757,092
United Therapeutics Corp.*	5,755	873,551
Vertex Pharmaceuticals, Inc.*	20,080	4,745,707
Xencor, Inc.*	4,310	188,045

		46,692,455

Building Products — 0.3%
American Woodmark Corp.*	4,340	407,309
Apogee Enterprises, Inc.	10,990	348,163
Assa Abloy AB (Sweden) (Class B Stock)	45,683	1,127,675
Astral Poly Technik Ltd. (India)	19,461	476,466
Blue Star Ltd. (India)	29,504	325,410
Cornerstone Building Brands, Inc.*	14,412	133,743
DIRTT Environmental Solutions (Canada)*(a)	90,823	221,902
Johnson Controls International PLC	73,559	3,427,114
Nitto Boseki Co. Ltd. (Japan)(a)	8,100	356,919
Polypipe Group PLC (United Kingdom)*	65,139	533,073
Sanwa Holdings Corp. (Japan)	55,100	642,270
Simpson Manufacturing Co., Inc.	7,000	654,150
Trex Co., Inc.*(a)	10,960	917,571
Tyman PLC (United Kingdom)*	97,424	467,315

		10,039,080

Capital Markets — 2.8%
AJ Bell PLC (United Kingdom)	79,469	471,439
Apollo Global Management, Inc.	11,300	553,474
Ashford, Inc.*	2,410	20,678
Avanza Bank Holding AB (Sweden)	37,607	1,068,210

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Capital Markets (cont’d.)
Blackstone Group, Inc. (The) (Class A Stock)	29,000	$1,879,490
Blucora, Inc.*	21,700	345,247
Charles Schwab Corp. (The)	244,637	12,975,546
CME Group, Inc.	24,009	4,370,838
Draper Esprit PLC (United Kingdom)*	112,566	1,017,987
EQT AB (Sweden)	23,979	615,510
FactSet Research Systems, Inc.	2,368	787,360
flatexDEGIRO AG (Germany)*	5,170	407,260
Goldman Sachs Group, Inc. (The)	34,973	9,222,730
Greenhill & Co., Inc.	14,848	180,255
Intercontinental Exchange, Inc.	11,310	1,303,930
Intermediate Capital Group PLC (United Kingdom)	57,926	1,371,235
Investec PLC (South Africa)	198,558	511,987
IP Group PLC (United Kingdom)*	117,719	160,918
Julius Baer Group Ltd. (Switzerland)	74,514	4,284,298
KKR & Co., Inc.	24,694	999,860
London Stock Exchange Group PLC (United Kingdom)	46,477	5,740,933
Morgan Stanley	459,295	31,475,486
MSCI, Inc.	46	20,540
Ninety One PLC (United Kingdom)	45,615	142,646
S&P Global, Inc.	14,100	4,635,093
State Street Corp.	392	28,530
Tikehau Capital SCA (France)	18,182	570,913
TMX Group Ltd. (Canada)	33,107	3,306,799
Tradeweb Markets, Inc. (Class A Stock).	9,174	572,916
UBS Group AG (Switzerland)	199,180	2,855,123
Virtus Investment Partners, Inc.	3,100	672,700
XP, Inc. (Brazil) (Class A Stock)*	58,583	2,323,988

		94,893,919

Chemicals — 2.0%
Air Liquide SA (France)	16,717	2,755,762
Air Products & Chemicals, Inc.	14,730	4,024,531
Akzo Nobel NV (Netherlands)	54,635	5,883,801
BASF SE (Germany)	25,955	2,049,980
Covestro AG (Germany), 144A	59,726	3,704,430
Croda International PLC (United Kingdom)	8,607	776,703
Denka Co. Ltd. (Japan)	7,100	277,688
DIC Corp. (Japan)	72,700	1,839,361
DuPont de Nemours, Inc.(a)	48,180	3,426,080
Ecolab, Inc.	2,174	470,367
GCP Applied Technologies, Inc.*	17,965	424,872
Huntsman Corp.	29,493	741,454
Incitec Pivot Ltd. (Australia)*	835,745	1,468,484
Kansai Paint Co. Ltd. (Japan)	53,500	1,648,153
Koninklijke DSM NV (Netherlands)	13,985	2,454,848
Kraton Corp.*	11,900	330,701
Linde PLC (United Kingdom) (NYSE)	55,423	14,604,515
Linde PLC (United Kingdom) (BATE)	16,734	4,371,608
Nippon Shokubai Co. Ltd. (Japan)	24,600	1,377,593
Nippon Soda Co. Ltd. (Japan)	11,500	341,967
NOF Corp. (Japan)	11,800	598,825
PPG Industries, Inc.	39,642	5,717,169
RPM International, Inc.	31,873	2,893,431
Sakata INX Corp. (Japan)	39,100	440,004

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Sherwin-Williams Co. (The)	3,305	$2,428,878
Sumitomo Seika Chemicals Co. Ltd. (Japan)	7,000	278,884
Tronox Holdings PLC (Class A Stock)	24,300	355,266
Valvoline, Inc.	26,387	610,595
Victrex PLC (United Kingdom)	24,580	787,203
W.R. Grace & Co.	7,477	409,889

		67,493,042

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.	63,502	93,983
Beijing Enterprises Urban Resources Group Ltd. (China)*	908,000	260,016
Cintas Corp.	7,488	2,646,709
Clean Harbors, Inc.*	9,164	697,380
Country Garden Services Holdings Co. Ltd. (China)	326,000	2,213,953
Covanta Holding Corp.	25,300	332,189
Deluxe Corp.	8,000	233,600
Downer EDI Ltd. (Australia)	531,580	2,199,429
Greentown Service Group Co. Ltd. (China)	270,000	334,573
HomeServe PLC (United Kingdom)	119,953	1,683,789
IAA, Inc.*	11,811	767,479
KAR Auction Services, Inc.	18,611	346,351
SPIE SA (France)*	21,506	467,560
Stericycle, Inc.*	8,000	554,640
Waste Connections, Inc.	54,159	5,555,089

		18,386,740

Communications Equipment — 0.1%
CommScope Holding Co., Inc.*	25,300	339,020
Lumentum Holdings, Inc.*	6,527	618,760
Nokia OYJ (Finland)*	435,435	1,682,824
Viavi Solutions, Inc.*	47,187	706,625
Zhongji Innolight Co. Ltd. (China) (Class A Stock)	52,800	412,932

		3,760,161

Construction & Engineering — 0.2%
Arcosa, Inc.	10,600	582,258
Jacobs Engineering Group, Inc.	39,996	4,357,964
JGC Holdings Corp. (Japan)	95,800	901,373
Maeda Corp. (Japan)	62,000	550,768
MasTec, Inc.*(a)	9,700	661,346

		7,053,709

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	21,311	1,628,457

Consumer Finance — 0.2%
Ally Financial, Inc.	9,000	320,940
American Express Co.	12,837	1,552,122
Capital One Financial Corp.	32,737	3,236,052
CreditAccess Grameen Ltd. (India)*	24,016	251,069
Funding Circle Holdings PLC (United Kingdom), 144A*	302,310	372,738
LendingTree, Inc.*	180	49,282

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (cont’d.)
Shriram Transport Finance Co. Ltd. (India)	117,099	$1,684,465
SLM Corp.	55,400	686,406

		8,153,074

Containers & Packaging — 1.2%
Amcor PLC, CDI	400,947	4,771,077
Avery Dennison Corp.	27,409	4,251,410
Ball Corp.	58,731	5,472,555
Crown Holdings, Inc.*	6,600	661,320
Graphic Packaging Holding Co.	43,400	735,196
Huhtamaki OYJ (Finland)	8,994	465,491
International Paper Co.	141,278	7,024,342
Packaging Corp. of America	65,020	8,966,908
Sealed Air Corp.	47,617	2,180,382
Sonoco Products Co.	12,800	758,400
Westrock Co.	145,107	6,316,508

		41,603,589

Distributors — 0.0%
Core-Mark Holding Co., Inc.	10,200	299,574
PALTAC Corp. (Japan)	7,600	412,958

		712,532

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	40,700	793,875
Bright Horizons Family Solutions, Inc.*	9,664	1,671,775
frontdoor, Inc.*	1,050	52,721
Graham Holdings Co. (Class B Stock)	580	309,360
Hope Education Group Co. Ltd. (China), 144A	2,526,000	708,265
IDP Education Ltd. (Australia)	35,710	546,909
Service Corp. International	7,030	345,173
Terminix Global Holdings, Inc.*	13,600	693,736

		5,121,814

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)*	243,399	2,119,483
Equitable Holdings, Inc.	271,100	6,937,449
Hypoport SE (Germany)*	1,092	693,270
ORIX Corp. (Japan)	196,600	3,022,582
Syncona Ltd.*	134,281	479,691
Voya Financial, Inc.	14,450	849,805

		14,102,280

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	68,117	1,959,045
ATN International, Inc.	6,070	253,483
BT Group PLC (United Kingdom)*	1,026,210	1,863,685
Helios Towers PLC (Tanzania)*	315,713	665,968
Indus Towers Ltd. (India)	358,866	1,134,014
KT Corp. (South Korea)*	12,578	278,392
KT Corp. (South Korea), ADR*	113,824	1,253,202
Liberty Global PLC (United Kingdom) (Class C Stock)*	11,767	278,290
Liberty Latin America Ltd. (Chile) (Class A Stock)*(a)	16,092	179,104

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (cont’d.)
Liberty Latin America Ltd. (Chile) (Class C Stock)*	10,151	$112,575
Nippon Telegraph & Telephone Corp. (Japan)	406,300	10,381,793
Orange SA (France)	114,621	1,364,219
Sarana Menara Nusantara Tbk PT (Indonesia)	29,347,100	2,005,106
Telefonica Deutschland Holding AG (Germany)	375,746	1,038,665

		22,767,541

Electric Utilities — 1.3%
American Electric Power Co., Inc.	27,374	2,279,433
EDP - Energias do Brasil SA (Brazil)	352,246	1,332,539
Electricite de France SA (France)*	161,309	2,555,831
Entergy Corp.	13,595	1,357,325
Eversource Energy	16,220	1,403,192
FirstEnergy Corp.	23,048	705,499
Iberdrola SA (Spain)	315,498	4,508,502
NextEra Energy, Inc.	308,715	23,817,362
OGE Energy Corp.	13,068	416,347
PG&E Corp.*	17,400	216,804
Southern Co. (The)	79,415	4,878,463
Spark Energy, Inc. (Class A Stock)(a)	30,900	295,713
Terna Rete Elettrica Nazionale SpA (Italy)	83,778	640,903

		44,407,913

Electrical Equipment — 0.5%
Array Technologies, Inc.*	26,248	1,132,339
Generac Holdings, Inc.*	3,215	731,123
Hubbell, Inc.	3,056	479,150
Idec Corp. (Japan)(a)	16,200	286,153
Mabuchi Motor Co. Ltd. (Japan)	9,900	431,876
Mitsubishi Electric Corp. (Japan)	197,700	2,983,190
NARI Technology Co. Ltd. (China) (Class A Stock)	221,800	907,075
Plug Power, Inc.*(a)	38,714	1,312,792
Polycab India Ltd. (India)	26,801	381,848
Prysmian SpA (Italy)	59,244	2,110,660
Rockwell Automation, Inc.	17,117	4,293,115
Schneider Electric SE (France)	9,428	1,368,625
Thermon Group Holdings, Inc.*	10,000	156,300
TPI Composites, Inc.*	9,400	496,132

		17,070,378

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. (Class A Stock)	20,290	2,653,323
Avnet, Inc.	18,760	658,664
Barco NV (Belgium)	12,187	267,655
Carel Industries SpA (Italy), 144A	45,242	1,060,462
Cognex Corp.	12,376	993,607
Coherent, Inc.*	4,350	652,587
Daiwabo Holdings Co. Ltd. (Japan)	3,100	275,808
Dolby Laboratories, Inc. (Class A Stock)	9,000	874,170
Hitachi Ltd. (Japan)	91,900	3,623,306
Horiba Ltd. (Japan)	4,400	258,134

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (cont’d.)
Iteris, Inc.*	48,300	$272,895
Itron, Inc.*	8,100	776,790
Keysight Technologies, Inc.*	13,840	1,828,126
LightPath Technologies, Inc. (Class A Stock)*	46,900	183,848
Littelfuse, Inc.	4,947	1,259,803
Murata Manufacturing Co. Ltd. (Japan)	45,800	4,138,443
Nippon Ceramic Co. Ltd. (Japan)	10,300	289,575
Renishaw PLC (United Kingdom)*	11,065	872,109
Sensirion Holding AG (Switzerland), 144A*	7,205	467,247
Shimadzu Corp. (Japan)	36,300	1,412,384
Taiwan Union Technology Corp. (Taiwan)	118,000	508,352
Taiyo Yuden Co. Ltd. (Japan)(a)	10,400	487,999
TE Connectivity Ltd.	31,128	3,768,667
Trimble, Inc.*	12,300	821,271

		28,405,225

Energy Equipment & Services — 0.1%
Dril-Quip, Inc.*	2,420	71,680
Helmerich & Payne, Inc.	18,700	433,092
Modec, Inc. (Japan)	28,400	517,744
Natural Gas Services Group, Inc.*	21,188	200,862
Oceaneering International, Inc.*	14,589	115,983
Tenaris SA, ADR(a)	99,396	1,585,366
Worley Ltd. (Australia)	125,369	1,118,635

		4,043,362

Entertainment — 1.2%
Capcom Co. Ltd. (Japan)	7,000	455,702
Codemasters Group Holdings PLC (United Kingdom)*	59,238	531,494
CTS Eventim AG & Co. KGaA (Germany)*	4,106	273,999
Frontier Developments PLC (United Kingdom)*	11,729	495,834
Glu Mobile, Inc.*	29,600	266,696
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	9,401	357,144
Liberty Media Corp.-Liberty Formula
One (Class C Stock) *	4,163	177,344
Live Nation Entertainment, Inc.*(a)	49,717	3,653,205
Netflix, Inc.*	19,061	10,306,855
Roku, Inc.*	3,903	1,295,874
Sea Ltd. (Taiwan), ADR*(a)	34,049	6,777,453
Spotify Technology SA*	6,119	1,925,405
Walt Disney Co. (The)*	76,682	13,893,245
World Wrestling Entertainment, Inc. (Class A Stock)(a)	8,700	418,035
Zynga, Inc. (Class A Stock)*(a)	63,616	627,890

		41,456,175

Equity Real Estate Investment Trusts (REITs) — 4.7%
Acadia Realty Trust	217,198	3,082,040
Alexander & Baldwin, Inc.	21,831	375,057
Alexandria Real Estate Equities, Inc.	31,426	5,600,742

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
American Campus Communities, Inc.(a)	112,376	$4,806,322
American Tower Corp.	20,185	4,530,725
Americold Realty Trust	7,600	283,708
Apartment Income REIT Corp.*	25,157	966,280
Apple Hospitality REIT, Inc.	126,297	1,630,494
AvalonBay Communities, Inc.	32,075	5,145,792
Braemar Hotels & Resorts, Inc.	26,318	121,326
Camden Property Trust	70,079	7,002,294
Centerspace	3,570	252,185
Colony Capital, Inc.(a)	75,288	362,135
Crown Castle International Corp.	20,238	3,221,687
CubeSmart.	127,338	4,279,830
CyrusOne, Inc.	5,200	380,380
Daiwa Office Investment Corp. (Japan)	57	362,236
Derwent London PLC (United Kingdom)	8,957	381,029
Digital Realty Trust, Inc.	6,083	848,639
Douglas Emmett, Inc.(a)	108,283	3,159,698
EastGroup Properties, Inc.	20,470	2,826,088
Equinix, Inc.	7,569	5,405,628
Equity Commonwealth	15,300	417,384
Equity LifeStyle Properties, Inc.	78,437	4,969,768
Equity Residential	138,404	8,204,589
Essex Property Trust, Inc.	21,678	5,146,791
Federal Realty Investment Trust	10,367	882,439
GEO Group, Inc. (The)(a)	10,600	93,916
Great Portland Estates PLC (United Kingdom)	167,461	1,528,834
Healthcare Realty Trust, Inc.	80,727	2,389,519
Healthcare Trust of America, Inc. (Class A Stock)(a)	55,240	1,521,310
Highwoods Properties, Inc.	31,848	1,262,136
Hoshino Resorts REIT, Inc. (Japan)	12	58,579
Host Hotels & Resorts, Inc.	66,322	970,291
Independence Realty Trust, Inc.(a)	44,251	594,291
Industrial & Infrastructure Fund Investment Corp. (Japan)	222	410,111
Industrial Logistics Properties Trust	16,505	384,402
Inmobiliaria Colonial Socimi SA (Spain)	81,480	801,518
Innovative Industrial Properties, Inc.(a)	2,400	439,512
Invitation Homes, Inc.	20,150	598,455
JBG SMITH Properties	53,014	1,657,748
Kilroy Realty Corp.	33,058	1,897,529
National Retail Properties, Inc.	19,200	785,664
National Storage Affiliates Trust(a)	8,900	320,667
Office Properties Income Trust	7,701	174,967
Omega Healthcare Investors, Inc.	9,900	359,568
Paramount Group, Inc.	62,630	566,175
Pebblebrook Hotel Trust(a)	67,245	1,264,206
Power REIT*	4,392	117,310
Prologis, Inc.	234,368	23,357,115
PS Business Parks, Inc.	16,881	2,242,979
Public Storage	23,869	5,512,068
Rayonier, Inc.	45,607	1,339,934
Regency Centers Corp.	53,606	2,443,898
Rexford Industrial Realty, Inc.	43,411	2,131,914
RLJ Lodging Trust	39,068	552,812
RPT Realty	47,907	414,396

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care REIT, Inc.	32,339	$561,728
Scentre Group (Australia)	587,518	1,256,292
Simon Property Group, Inc.	24,482	2,087,825
SL Green Realty Corp.(a)	34,715	2,068,320
STAG Industrial, Inc.	20,378	638,239
Sun Communities, Inc.	10,123	1,538,190
Sunstone Hotel Investors, Inc.	119,609	1,355,170
Terreno Realty Corp.	46,484	2,719,779
Urban Edge Properties	65,876	852,435
VICI Properties, Inc.(a)	5,900	150,450
Welltower, Inc.	125,010	8,078,146
Weyerhaeuser Co.	162,229	5,439,538
WP Carey, Inc.	3,600	254,088
Xenia Hotels & Resorts, Inc.	32,100	487,920

		158,325,230

Food & Staples Retailing — 0.4%
Casey’s General Stores, Inc.	2,660	475,129
Costco Wholesale Corp.	6,388	2,406,871
CP ALL PCL (Thailand)*	886,500	1,727,682
Jeronimo Martins SGPS SA (Portugal)	200,776	3,403,054
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	51,200	2,179,701
PriceSmart, Inc.	7,770	707,769
Seven& I Holdings Co. Ltd. (Japan)	68,400	2,425,616
Sprouts Farmers Market, Inc.*	13,912	279,631
United Natural Foods, Inc.*(a)	11,880	189,724
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	60,101	835,078

		14,630,255

Food Products — 0.7%
Barry Callebaut AG (Switzerland)	420	1,006,914
Beyond Meat, Inc.*(a)	1,300	162,500
Cal-Maine Foods, Inc.*(a)	9,520	357,381
China Feihe Ltd. (China), 144A	314,000	739,600
China Mengniu Dairy Co. Ltd. (China)*	350,000	2,120,265
Edita Food Industries SAE (Egypt), 144A, GDR	3,964	10,415
Edita Food Industries SAE (Egypt), GDR	16,145	42,421
Ezaki Glico Co. Ltd. (Japan)	37,700	1,657,145
Farmer Bros., Co.*	12,020	56,133
Ingredion, Inc.	8,530	671,055
Kraft Heinz Co. (The)	24,784	859,013
McCormick & Co., Inc.	15,996	1,529,218
Mondelez International, Inc. (Class A Stock)	88,744	5,188,862
Nestle SA (Switzerland)	68,175	8,038,109
Post Holdings, Inc.*	5,380	543,434
Sakata Seed Corp. (Japan)	7,200	249,589
Simply Good Foods Co. (The)*(a)	24,100	755,776

		23,987,830

Gas Utilities — 0.1%
Atmos Energy Corp.	26,891	2,566,208
National Fuel Gas Co.	11,837	486,856

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (cont’d.)
Southwest Gas Holdings, Inc.	8,805	$534,904

		3,587,968

Health Care Equipment & Supplies — 2.8%
Alcon, Inc. (Switzerland)*	26,691	1,776,017
Align Technology, Inc.*	438	234,058
Ambu A/S (Denmark) (Class B Stock)(a)	39,159	1,692,688
Becton, Dickinson & Co.	20,510	5,132,012
BioMerieux (France)	2,373	335,106
Boston Scientific Corp.*	11,450	411,628
Cochlear Ltd. (Australia)	4,464	651,881
Cooper Cos., Inc. (The)	4,915	1,785,718
CryoPort, Inc.*(a)	5,000	219,400
Danaher Corp.	117,494	26,100,117
DiaSorin SpA (Italy)	9,639	2,006,212
Elekta AB (Sweden) (Class B Stock)	13,663	183,783
Envista Holdings Corp.*	6,646	224,170
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	74,084	1,755,878
GVS SpA (Italy), 144A*	32,960	616,414
Haemonetics Corp.*	7,360	874,000
Insulet Corp.*	3,011	769,702
Intuitive Surgical, Inc.*	7,976	6,525,166
Koninklijke Philips NV (Netherlands)*	150,380	8,171,870
Masimo Corp.*	2,750	738,045
Medtronic PLC.	81,995	9,604,894
Meridian Bioscience, Inc.*	28,100	525,189
Nakanishi, Inc. (Japan)	25,900	569,105
Nevro Corp.*	3,500	605,850
Nipro Corp. (Japan)	56,500	665,337
OraSure Technologies, Inc.*	21,000	222,285
Penumbra, Inc.*(a)	3,760	658,000
Quidel Corp.*	3,740	671,891
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	276,000	627,417
Smith & Nephew PLC (United Kingdom)	119,473	2,480,683
Stryker Corp.	57,723	14,144,444
Tandem Diabetes Care, Inc.*	6,600	631,488
Terumo Corp. (Japan)	22,100	924,275
Zimmer Biomet Holdings, Inc.	3,872	596,636

		93,131,359

Health Care Providers & Services — 1.9%
Ambea AB (Sweden), 144A*	63,819	506,660
Amedisys, Inc.*	3,470	1,017,855
Amplifon SpA (Italy)*	63,899	2,663,174
Anthem, Inc.	19,367	6,218,550
Centene Corp.*	27,670	1,661,030
Chemed Corp.	870	463,371
Cigna Corp.	30,885	6,429,639
CVS Group PLC (United Kingdom)*	18,650	384,502
CVS Health Corp.	4,703	321,215
Dr. Lal PathLabs Ltd. (India), 144A	5,422	171,415
HCA Healthcare, Inc.	74,101	12,186,650
Humana, Inc.	7,577	3,108,616

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Integrated Diagnostics Holdings PLC (Egypt), 144A	271,900	$297,922
MEDNAX, Inc.*(a)	23,666	580,764
Molina Healthcare, Inc.*	11,256	2,393,926
Pennant Group, Inc. (The)*	2,562	148,750
Rede D’Or Sao Luiz SA (Brazil)*	47,320	622,224
Select Medical Holdings Corp.*	30,375	840,173
Sinopharm Group Co. Ltd. (China) (Class H Stock)	270,000	659,852
UnitedHealth Group, Inc.	68,297	23,950,392

		64,626,680

Health Care Technology — 0.1%
Simulations Plus, Inc.(a)	6,600	474,672
Teladoc Health, Inc.*(a)	5,373	1,074,385
Veeva Systems, Inc. (Class A Stock)*	9,511	2,589,370

		4,138,427

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc. (Class A Stock)*	3,909	573,841
Aramark	11,700	450,216
Bloomin’ Brands, Inc.	8,847	171,809
Brinker International, Inc.	5,940	336,026
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	308,619	1,008,300
Caesars Entertainment, Inc.*	2,500	185,675
Carrols Restaurant Group, Inc.*	17,600	110,528
Cheesecake Factory, Inc. (The)	6,640	246,078
Chipotle Mexican Grill, Inc.*	1,444	2,002,409
Darden Restaurants, Inc.	4,099	488,273
Denny’s Corp.*	23,515	345,200
Domino’s Pizza, Inc.	672	257,685
DraftKings, Inc. (Class A Stock)*(a)	5,400	251,424
Galaxy Entertainment Group Ltd. (Macau)	118,000	917,824
Hilton Worldwide Holdings, Inc.	71,944	8,004,490
Huazhu Group Ltd. (China), ADR	2,540	114,376
Las Vegas Sands Corp.	28,124	1,676,191
Marriott International, Inc. (Class A Stock)	44,186	5,829,017
McDonald’s Corp.	45,981	9,866,603
MGM Resorts International	19,475	613,657
Noodles & Co.*	20,600	162,740
Penn National Gaming, Inc.*(a)	12,054	1,041,104
Planet Fitness, Inc. (Class A Stock)*	25,093	1,947,970
Playtech PLC (United Kingdom)*	311,908	1,716,202
Round One Corp. (Japan)(a)	48,600	436,158
Royal Caribbean Cruises Ltd.	13,370	998,605
Scientific Games Corp.*	15,800	655,542
SSP Group PLC (United Kingdom)	71,617	325,238
Starbucks Corp.	10,211	1,092,373
Vail Resorts, Inc.	1,600	446,336
Wyndham Destinations, Inc.	17,694	793,753
Wyndham Hotels & Resorts, Inc.	13,094	778,307
Yum! Brands, Inc.	118,088	12,819,633

		56,663,583

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.6%
Cairn Homes PLC (Ireland)*	413,118	$489,043
Century Communities, Inc.*	12,901	564,806
Fujitsu General Ltd. (Japan)	130,600	3,540,135
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	693,641	6,599,980
Haier Smart Home Co. Ltd. (China) (Class H Stock)*	356,800	1,293,279
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	66,800	723,031
JS Global Lifestyle Co. Ltd. (Hong Kong), 144A	637,000	1,234,755
Lennar Corp. (Class A Stock)	26,412	2,013,387
MDC Holdings, Inc.	12,428	604,001
Skyline Champion Corp.*	15,188	469,917
Sony Corp. (Japan)	16,800	1,689,865
Tempur Sealy International, Inc.*	13,248	357,696
Turtle Beach Corp.*(a)	17,900	385,745

		19,965,640

Household Products — 0.2%
Colgate-Palmolive Co.	23,931	2,046,340
Essity AB (Sweden) (Class B Stock)	54,444	1,752,950
Kimberly-Clark Corp.	6,342	855,092
WD-40 Co.(a)	1,900	504,792

		5,159,174

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	85,217	2,002,599
Electric Power Development Co. Ltd. (Japan)	41,700	575,366
NTPC Ltd. (India)	1,993,187	2,719,457

		5,297,422

Industrial Conglomerates — 1.7%
Carlisle Cos., Inc.	1,417	221,307
CK Hutchison Holdings Ltd. (United Kingdom)	272,000	1,897,268
DCC PLC (United Kingdom)	8,268	585,694
Fosun International Ltd. (China)	1,194,000	1,879,163
General Electric Co.	1,722,695	18,605,106
Honeywell International, Inc.	72,040	15,322,908
Roper Technologies, Inc.	25,164	10,847,949
Siemens AG (Germany)	27,777	4,061,009
SM Investments Corp. (Philippines)	51,050	1,112,633
Smiths Group PLC (United Kingdom)	95,487	1,971,384

		56,504,421

Insurance — 2.8%
AIA Group Ltd. (Hong Kong)	822,000	10,122,293
American International Group, Inc.	234,409	8,874,725
Aon PLC (Class A Stock)(a)	16,925	3,575,745
Arch Capital Group Ltd.*	7,100	256,097
Argo Group International Holdings Ltd.	6,301	275,354
AXA SA (France)	219,138	5,284,533
Axis Capital Holdings Ltd.	12,210	615,262
Chubb Ltd.	73,765	11,353,909
CNO Financial Group, Inc.	35,853	797,012
eHealth, Inc.*	2,350	165,933

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Fidelity National Financial, Inc.	10,587	$413,846
First American Financial Corp.	8,865	457,700
Hanover Insurance Group, Inc. (The)	6,260	731,919
Hartford Financial Services Group, Inc. (The)	36,137	1,769,990
Hiscox Ltd. (United Kingdom)*	130,335	1,781,193
Kemper Corp.	9,188	705,914
Manulife Financial Corp. (Canada)	83,427	1,484,501
Markel Corp.*	394	407,120
Marsh & McLennan Cos., Inc.	80,080	9,369,360
MetLife, Inc.	107,342	5,039,707
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	5,946	1,796,815
Old Republic International Corp.	38,704	762,856
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	2,562,000	1,943,866
Powszechny Zaklad Ubezpieczen SA (Poland)*	271,466	2,358,744
Principal Financial Group, Inc.	18,211	903,448
Progressive Corp. (The)	18,875	1,866,360
Reinsurance Group of America, Inc.	2,200	254,980
RenaissanceRe Holdings Ltd. (Bermuda)	1,460	242,097
Sampo OYJ (Finland) (Class A Stock)	81,208	3,436,952
Selective Insurance Group, Inc.	11,400	763,572
Sompo Holdings, Inc. (Japan)	60,000	2,426,623
Steadfast Group Ltd. (Australia)	207,845	641,322
Sun Life Financial, Inc. (Canada)	49,092	2,182,895
Travelers Cos., Inc. (The)	21,325	2,993,390
Willis Towers Watson PLC	13,437	2,830,907
Zurich Insurance Group AG (Switzerland)	10,009	4,243,506

		93,130,446

Interactive Media & Services — 3.7%
Alphabet, Inc. (Class A Stock)*	2,111	3,699,823
Alphabet, Inc. (Class C Stock)*	28,145	49,306,663
Baidu, Inc. (China), ADR*	16,000	3,459,840
Facebook, Inc. (Class A Stock)*	89,983	24,579,756
IAC/InterActiveCorp*	3,729	706,086
Info Edge India Ltd. (India)	4,198	273,713
JOYY, Inc. (China), ADR(a)	13,144	1,051,257
Match Group, Inc.*	29,690	4,488,831
NAVER Corp. (South Korea)	28,392	7,662,942
Pinterest, Inc. (Class A Stock)*	16,778	1,105,670
Rightmove PLC (United Kingdom)*	32,665	291,373
Scout24 AG (Germany), 144A	14,595	1,198,857
Snap, Inc. (Class A Stock)*	151,133	7,567,229
Tencent Holdings Ltd. (China)	165,100	11,992,801
Z Holdings Corp. (Japan)	738,100	4,462,706
Zillow Group, Inc. (Class A Stock)*	7,050	958,377
Zillow Group, Inc. (Class C Stock)*	1,400	181,720

		122,987,644

Internet & Direct Marketing Retail — 3.2%
Alibaba Group Holding Ltd. (China), ADR*	86,670	20,170,709
Amazon.com, Inc.*	14,675	47,795,448

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
ASOS PLC (United Kingdom)*	62,624	$4,100,497
boohoo Group PLC (United Kingdom)*	567,398	2,676,373
Booking Holdings, Inc.*	1,195	2,661,588
Chewy, Inc. (Class A Stock)*	2,600	233,714
DoorDash, Inc. (Class A Stock)*	3,002	428,535
Etsy, Inc.*	4,143	737,081
Farfetch Ltd. (United Kingdom) (Class A Stock)*	23,396	1,492,899
Groupon, Inc.*	4,740	180,096
Grubhub, Inc.*	6,930	514,691
JD Health International, Inc. (China), 144A*	9,400	181,878
JD.com, Inc. (China), ADR*	3,808	334,723
Just Eat Takeaway.com NV (Germany), 144A*	8,099	907,494
Media Do Co. Ltd. (Japan)	3,400	244,596
MercadoLibre, Inc. (Argentina)*	1,507	2,524,556
Naspers Ltd. (South Africa) (Class N Stock)	39,805	8,220,823
Ocado Group PLC (United Kingdom)*	65,062	2,040,415
Ozon Holdings PLC (Russia), ADR*	5,652	234,049
Pinduoduo, Inc. (China), ADR*	4,084	725,604
Prosus NV (China)*	56,275	6,129,444
Quotient Technology, Inc.*	40,100	377,742
Shop Apotheke Europe NV (Netherlands), 144A*	8,974	1,613,097
THG Holdings PLC (United Kingdom)*	115,210	1,235,600
Trainline PLC (United Kingdom), 144A*	121,667	777,462
Vipshop Holdings Ltd. (China), ADR*	19,400	545,334
Wayfair, Inc. (Class A Stock)*(a)	2,110	476,459
Zalando SE (Germany), 144A*	11,612	1,309,558

		108,870,465

IT Services — 4.1%
Accenture PLC (Class A Stock)	28,328	7,399,557
Adyen NV (Netherlands), 144A*	589	1,374,292
Amadeus IT Group SA (Spain)	32,412	2,368,843
Automatic Data Processing, Inc.	13,859	2,441,956
Black Knight, Inc.*	7,175	633,911
Booz Allen Hamilton Holding Corp.	4,800	418,464
Broadridge Financial Solutions, Inc.	18,813	2,882,152
CANCOM SE (Germany)	5,103	288,193
CSG Systems International, Inc.	10,642	479,635
Edenred (France)	9,960	565,169
EPAM Systems, Inc.*	3,750	1,343,812
Euronet Worldwide, Inc.*	23,930	3,467,936
Fidelity National Information Services, Inc.	77,322	10,937,970
Fiserv, Inc.*	52,232	5,947,135
Fujitsu Ltd. (Japan)	27,500	3,979,311
Global Payments, Inc.	47,012	10,127,325
GoDaddy, Inc. (Class A Stock)*	10,500	870,975
Indra Sistemas SA (Spain)*	82,780	709,896
Keywords Studios PLC (Ireland)*	33,349	1,308,145
Mastercard, Inc. (Class A Stock)	30,318	10,821,707
MAXIMUS, Inc.	8,910	652,123
MongoDB, Inc.*	3,324	1,193,449
NET One Systems Co. Ltd. (Japan)	25,500	899,032

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
Network International Holdings PLC (United Arab Emirates), 144A*	616,548	$2,768,140
NEXTDC Ltd. (Australia)*	64,782	614,763
Okta, Inc.*	5,010	1,273,843
PayPal Holdings, Inc.*	43,447	10,175,287
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*	1,089	1,232,694
Shopify, Inc. (Canada) (Class A Stock) (XTSE)*	1,889	2,133,001
Snowflake, Inc. (Class A Stock)*(a)	529	148,861
Square, Inc. (Class A Stock)*	13,720	2,986,021
StoneCo Ltd. (Brazil) (Class A Stock)*	54,363	4,562,143
Twilio, Inc. (Class A Stock)*	6,452	2,184,002
Visa, Inc. (Class A Stock)(a)	151,514	33,140,657
WEX, Inc.*	4,490	913,850
Wix.com Ltd. (Israel)*	20,778	5,193,669

		138,437,919

Leisure Products — 0.2%
American Outdoor Brands, Inc.*	775	13,198
Bafang Electric Suzhou Co. Ltd. (China) (Class A Stock)	35,300	1,033,022
Brunswick Corp.	8,385	639,272
MIPS AB (Sweden)	4,832	303,697
Peloton Interactive, Inc. (Class A Stock)*	9,187	1,393,852
Polaris, Inc.	4,904	467,253
Sega Sammy Holdings, Inc. (Japan)	14,300	225,627
Smith & Wesson Brands, Inc.	3,100	55,025
Spin Master Corp. (Canada), 144A*	23,445	534,323
Thule Group AB (Sweden), 144A*	42,579	1,593,984

		6,259,253

Life Sciences Tools & Services — 1.4%
10X Genomics, Inc. (Class A Stock)*	1,300	184,080
Agilent Technologies, Inc.	74,189	8,790,655
Avantor, Inc.*	11,065	311,480
Bio-Techne Corp.	2,073	658,281
Charles River Laboratories International, Inc.*	3,670	916,986
Eurofins Scientific SE (Luxembourg)*	17,650	1,484,316
Evotec SE (Germany)*(a)	83,284	3,089,287
Lonza Group AG (Switzerland)	8,847	5,704,072
PPD, Inc.*	19,231	658,085
PRA Health Sciences, Inc.*	5,700	715,008
Repligen Corp.*	3,580	686,035
Syneos Health, Inc.*	7,010	477,591
Tecan Group AG (Switzerland)	2,187	1,073,869
Thermo Fisher Scientific, Inc.	47,055	21,917,278

		46,667,023

Machinery — 1.7%
Aalberts NV (Netherlands)	10,495	470,240
Aida Engineering Ltd. (Japan)	32,300	303,445
Aumann AG (Germany), 144A*	5,258	73,563
Caterpillar, Inc.	47,600	8,664,152
CNH Industrial NV (United Kingdom)*	303,969	3,849,971
Colfax Corp.*(a)	18,979	725,757

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Cummins, Inc.	6,781	$1,539,965
Deere & Co.	39,611	10,657,340
Douglas Dynamics, Inc.	9,725	415,938
Escorts Ltd. (India)	40,026	693,512
Fortive Corp.	59,062	4,182,771
Fujitec Co. Ltd. (Japan)	22,200	480,318
GEA Group AG (Germany)	51,959	1,865,477
Graco, Inc.	8,123	587,699
Hoshizaki Corp. (Japan)	16,400	1,506,305
Illinois Tool Works, Inc.	12,236	2,494,676
Impro Precision Industries Ltd., 144A	867,000	279,014
Knorr-Bremse AG (Germany)	14,192	1,940,230
Lincoln Electric Holdings, Inc.	6,715	780,619
Manitowoc Co., Inc. (The)*	4,927	65,578
METAWATER Co. Ltd. (Japan)	23,800	535,632
Middleby Corp. (The)*	25,495	3,286,815
Norma Group SE (Germany)	13,416	690,433
Obara Group, Inc. (Japan)	13,700	522,300
Omega Flex, Inc.(a)	3,300	481,800
Oshkosh Corp.	9,044	778,417
PACCAR, Inc.	18,765	1,619,044
Parker-Hannifin Corp.	873	237,814
Proto Labs, Inc.*(a)	4,520	693,368
Rotork PLC (United Kingdom)	92,795	404,893
Spirax-Sarco Engineering PLC (United Kingdom)	4,635	718,602
Stanley Black & Decker, Inc.	8,528	1,522,760
Takuma Co. Ltd. (Japan)	15,200	271,667
Timken Co. (The)	12,000	928,320
Toro Co. (The)	5,100	483,684
Trelleborg AB (Sweden) (Class B Stock)*	16,270	362,208
Trinity Industries, Inc.(a)	20,100	530,439
Wabash National Corp.(a)	20,300	349,769
Weir Group PLC (The) (United Kingdom)*	55,800	1,515,894
Welbilt, Inc.*	24,910	328,812

		57,839,241

Marine — 0.0%
SITC International Holdings Co. Ltd. (China)	461,000	998,808

Media — 0.6%
A.H. Belo Corp. (Class A Stock)	22,151	33,448
Altice USA, Inc. (Class A Stock)*	10,426	394,833
Ascential PLC (United Kingdom)*	290,067	1,520,323
Cable One, Inc.	319	710,643
Charter Communications, Inc. (Class A Stock)*	3,160	2,090,498
Comcast Corp. (Class A Stock)	117,000	6,130,800
Daily Journal Corp.*(a)	1,080	436,320
Eutelsat Communications SA (France)	97,877	1,112,226
Gannett Co., Inc.*	41,420	139,171
Informa PLC (United Kingdom)*	166,950	1,256,715
Liberty Broadband Corp. (Class C Stock)*	8,348	1,322,073
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	10,610	458,246

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Media (cont’d.)
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	530	$23,060
oOh!media Ltd. (Australia)	268,851	345,727
Scholastic Corp.	5,668	141,700
Sirius XM Holdings, Inc.(a)	46,947	299,052
WPP PLC (United Kingdom)	240,376	2,622,083
YouGov PLC (United Kingdom)	80,370	1,148,197

		20,185,115

Metals & Mining — 0.8%
Alcoa Corp.*	25,800	594,690
Antofagasta PLC (Chile)	74,234	1,458,834
BHP Group Ltd. (Australia)	249,634	8,157,958
Compass Minerals International, Inc.	3,630	224,044
Franco-Nevada Corp. (Canada)	13,485	1,690,789
Freeport-McMoRan, Inc.	116,664	3,035,597
Hitachi Metals Ltd. (Japan)	123,400	1,871,725
Lundin Mining Corp. (Chile)	147,000	1,304,973
Mitsui Mining & Smelting Co. Ltd. (Japan)	38,500	1,424,201
OZ Minerals Ltd. (Australia)	34,686	505,499
POSCO (South Korea)	5,477	1,371,993
Reliance Steel & Aluminum Co.	5,885	704,729
Royal Gold, Inc.	1,890	201,020
South32 Ltd. (Australia)	1,436,988	2,744,030
Southern Copper Corp. (Peru)(a)	26,984	1,757,198
Steel Dynamics, Inc.	19,500	718,965
United States Steel Corp.(a)	30,700	514,839

		28,281,084

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	13,910	216,996
Annaly Capital Management, Inc.	7,477	63,181
Apollo Commercial Real Estate Finance, Inc.	36,555	408,319
Ellington Residential Mortgage REIT(a)	23,222	302,815
Granite Point Mortgage Trust, Inc.	20,081	200,609
Orchid Island Capital, Inc.(a)	61,000	318,420
Ready Capital Corp.	38,426	478,404
Two Harbors Investment Corp.	61,376	390,965

		2,379,709

Multiline Retail — 0.5%
Dollar General Corp.	44,592	9,377,698
Dollar Tree, Inc.*	835	90,213
Magazine Luiza SA (Brazil)	228,600	1,097,359
Next PLC (United Kingdom)*	25,811	2,508,785
Nordstrom, Inc.(a)	4,200	131,082
Ollie’s Bargain Outlet Holdings, Inc.*(a)	3,239	264,853
Pan Pacific International Holdings Corp. (Japan)	67,600	1,563,805
Ryohin Keikaku Co. Ltd. (Japan)	16,400	334,934

		15,368,729

Multi-Utilities — 0.8%
Ameren Corp.	61,982	4,838,315
Black Hills Corp.	10,195	626,483
Dominion Energy, Inc.	7,959	598,517

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (cont’d.)
Engie SA (France)*	179,695	$2,759,753
Public Service Enterprise Group, Inc.	68,259	3,979,500
Sempra Energy	118,957	15,156,311

		27,958,879

Oil, Gas & Consumable Fuels — 1.2%
BP PLC (United Kingdom), ADR(a)	111,298	2,283,835
Cheniere Energy, Inc.*	5,619	337,309
CVR Energy, Inc.(a)	12,000	178,800
Eni SpA (Italy)	161,238	1,683,359
EOG Resources, Inc.	79,155	3,947,460
Galp Energia SGPS SA (Portugal)	521,184	5,589,029
Lundin Energy AB (Sweden)	65,938	1,786,331
Matador Resources Co.*	12,800	154,368
Murphy Oil Corp.	6,100	73,810
Parsley Energy, Inc. (Class A Stock)	29,600	420,320
Petronet LNG Ltd. (India)	239,160	811,948
Renewable Energy Group, Inc.*(a)	10,019	709,546
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	192,726	3,300,906
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	423,499	2,199,174
SM Energy Co.	14,431	88,318
Targa Resources Corp.	22,190	585,372
TC Energy Corp. (Canada) (NYSE)	21,644	881,344
TC Energy Corp. (Canada) (XTSE)	42,373	1,722,683
TOTAL SE (France)	217,511	9,385,052
Williams Cos., Inc. (The)	205,737	4,125,027
WPX Energy, Inc.*	48,200	392,830

		40,656,821

Paper & Forest Products — 0.1%
Mondi PLC (United Kingdom)	38,120	900,081
Suzano SA (Brazil)*	74,036	831,043

		1,731,124

Personal Products — 0.4%
Beiersdorf AG (Germany)	7,813	903,280
Kao Corp. (Japan)	18,800	1,451,134
LG Household & Health Care Ltd. (South Korea)	1,575	2,352,731
Medifast, Inc.	2,450	481,033
Unilever PLC (United Kingdom)	114,302	6,953,044

		12,141,222

Pharmaceuticals — 2.8%
Ampio Pharmaceuticals, Inc.*(a)	113,200	179,988
Arvinas, Inc.*	1,724	146,419
Astellas Pharma, Inc. (Japan)	228,400	3,528,734
AstraZeneca PLC (United Kingdom), ADR(a)	106,373	5,317,586
Bausch Health Cos., Inc.*(a)	50,794	1,056,515
Bayer AG (Germany)	88,750	5,245,456
Daiichi Sankyo Co. Ltd. (Japan)	46,800	1,603,109
Elanco Animal Health, Inc.*	113,166	3,470,801
Eli Lilly & Co.	45,042	7,604,891
Evofem Biosciences, Inc.*(a)	90,800	218,828

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (cont’d.)
GlaxoSmithKline PLC (United Kingdom), ADR	124,699	$4,588,923
Horizon Therapeutics PLC*	2,000	146,300
Johnson & Johnson	39,242	6,175,906
Laboratorios Farmaceuticos Rovi SA (Spain)	24,223	1,136,022
Merck & Co., Inc.	17,064	1,395,835
Merck KGaA (Germany)	3,887	676,935
Novartis AG (Switzerland)	68,576	6,486,902
Otsuka Holdings Co. Ltd. (Japan)	173,700	7,436,461
Pacira BioSciences, Inc.*(a)	10,595	634,005
Pfizer, Inc.	69,718	2,566,320
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	2,070	255,894
Roche Holding AG (Switzerland)	30,450	10,657,771
Sanofi (France)	80,711	7,807,653
Supernus Pharmaceuticals, Inc.*	20,850	524,586
Takeda Pharmaceutical Co. Ltd. (Japan)	221,593	8,072,842
TFF Pharmaceuticals, Inc.*(a)	16,500	236,280
Theravance Biopharma, Inc.*(a)	16,390	291,250
Torrent Pharmaceuticals Ltd. (India)	18,199	700,521
Zoetis, Inc.	36,332	6,012,946

		94,175,679

Professional Services — 0.7%
Boa Vista Servicos SA (Brazil)	118,934	289,577
CBIZ, Inc.*	5,751	153,034
Clarivate PLC (United Kingdom)*	70,245	2,086,979
CoStar Group, Inc.*	4,560	4,214,717
DKSH Holding AG (Switzerland)	9,423	709,859
en-japan, Inc. (Japan)	21,100	632,303
Equifax, Inc.	24,256	4,677,527
Exponent, Inc.	6,700	603,201
FTI Consulting, Inc.*	3,100	346,332
HeadHunter Group PLC (Russia), ADR(a)	15,000	453,750
Insperity, Inc.	7,100	578,082
Intertrust NV (Netherlands), 144A*	25,131	422,055
ManpowerGroup, Inc.	5,071	457,303
Outsourcing, Inc. (Japan)	110,000	1,478,201
Persol Holdings Co. Ltd. (Japan)	228,100	4,117,751
TeamLease Services Ltd. (India)*	9,408	339,736
TransUnion	7,540	748,119
Upwork, Inc.*	14,100	486,732

		22,795,258

Real Estate Management & Development — 0.3%
Aedas Homes SA (Spain), 144A*	20,758	535,799
Altus Group Ltd. (Canada)(a)	15,900	613,816
China Resources Mixc Lifestyle Services Ltd. (China), 144A*	93,800	434,973
Heiwa Real Estate Co. Ltd. (Japan)	19,300	698,552
Hongkong Land Holdings Ltd. (Hong Kong)	241,800	1,000,430
Iguatemi Empresa de Shopping Centers SA (Brazil)	42,200	301,282
Instone Real Estate Group AG (Germany), 144A*	19,940	513,321

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (cont’d.)
Jones Lang LaSalle, Inc.*	4,706	$698,229
Mitsubishi Estate Co. Ltd. (Japan)	118,500	1,900,297
Mitsui Fudosan Co. Ltd. (Japan)	104,300	2,175,734
Realogy Holdings Corp.*	11,074	145,291
REX Holdings, Inc. (Class A Stock)	12,000	435,960
RMR Group, Inc. (The) (Class A Stock)	10,374	400,644
St. Joe Co. (The)	11,500	488,175
Tokyo Tatemono Co. Ltd. (Japan)	35,000	480,917

		10,823,420

Road & Rail — 0.7%
Canadian Pacific Railway Ltd. (Canada)	209	72,458
J.B. Hunt Transport Services, Inc.	17,478	2,388,369
Kansas City Southern	134	27,353
Knight-Swift Transportation Holdings, Inc.	8,000	334,560
Lyft, Inc. (Class A Stock)*	9,200	451,996
Norfolk Southern Corp.	33,622	7,988,923
Uber Technologies, Inc.*	44,500	2,269,500
Union Pacific Corp.	48,467	10,091,799

		23,624,958

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.*	54,833	5,028,734
AIXTRON SE (Germany)*	88,619	1,552,227
Amkor Technology, Inc.	46,233	697,194
ams AG (Austria)*	34,438	758,595
Analog Devices, Inc.	30,220	4,464,400
Applied Materials, Inc.	178,668	15,419,048
ASML Holding NV (Netherlands) (SGMX)	19,979	9,819,434
ASML Holding NV (Netherlands) (XNGS)	6,749	3,291,622
Broadcom, Inc.	20,060	8,783,271
Cree, Inc.*	11,904	1,260,634
Disco Corp. (Japan)	6,400	2,157,606
Enphase Energy, Inc.*	3,400	596,598
Infineon Technologies AG (Germany)	70,070	2,707,323
Inphi Corp.*	5,000	802,350
IQE PLC (United Kingdom)*	822,379	834,967
KLA Corp.	3,513	909,551
Lam Research Corp.	6,551	3,093,841
Marvell Technology Group Ltd.	86,042	4,090,437
Maxim Integrated Products, Inc.	46,877	4,155,646
MaxLinear, Inc.*	22,400	855,456
Microchip Technology, Inc.	19,925	2,751,842
Micron Technology, Inc.*	86,977	6,538,931
Monolithic Power Systems, Inc.	5,100	1,867,773
NVIDIA Corp.	18,465	9,642,423
NXP Semiconductors NV (Netherlands).	118,374	18,822,650
QUALCOMM, Inc.	118,423	18,040,560
Silergy Corp. (China)	8,000	690,943
SolarEdge Technologies, Inc.*	1,900	606,328
Synaptics, Inc.*	3,900	375,960
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	808,000	15,263,079
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	10,435	1,137,832

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
Texas Instruments, Inc.	80,263	$13,173,566
Tokyo Electron Ltd. (Japan)	9,300	3,473,286
Ultra Clean Holdings, Inc.*	13,600	423,640
Universal Display Corp.	3,090	710,082

		164,797,829

Software — 4.5%
2U, Inc.*(a)	11,400	456,114
ACI Worldwide, Inc.*	22,558	866,904
Adobe, Inc.*	129	64,515
Atlassian Corp. PLC (Class A Stock)*	2,934	686,175
Avalara, Inc.*	4,300	709,027
Bytes Technology Group PLC (United Kingdom)*	80,227	367,530
CDK Global, Inc.	16,260	842,756
Cerence, Inc.*(a)	6,455	648,598
Ceridian HCM Holding, Inc.*	8,690	926,006
Citrix Systems, Inc.	10,410	1,354,341
Cornerstone OnDemand, Inc.*	13,574	597,799
Coupa Software, Inc.*	3,429	1,162,122
Crowdstrike Holdings, Inc. (Class A Stock)*	6,602	1,398,436
Datadog, Inc. (Class A Stock)*	6,537	643,502
Descartes Systems Group, Inc. (The) (Canada)*	13,400	783,746
Digimarc Corp.*(a)	9,690	457,756
DocuSign, Inc.*	10,911	2,425,515
Fair Isaac Corp.*	2,190	1,119,178
First Derivatives PLC (United Kingdom)*	20,389	892,088
Five9, Inc.*	2,400	418,560
Guidewire Software, Inc.*	5,001	643,779
HubSpot, Inc.*(a)	610	241,828
Intuit, Inc.	22,975	8,727,054
J2 Global, Inc.*(a)	8,250	805,942
Lightspeed POS, Inc. (Canada)*	12,986	916,539
Manhattan Associates, Inc.*	7,953	836,496
Microsoft Corp.	281,435	62,596,772
Netcompany Group A/S (Denmark), 144A*	11,131	1,141,556
OneSpan, Inc.*	15,700	324,676
Palo Alto Networks, Inc.*	4,126	1,466,339
Paycom Software, Inc.*	1,971	891,385
Paylocity Holding Corp.*	2,020	415,938
Pegasystems, Inc.(a)	5,100	679,626
Proofpoint, Inc.*	5,883	802,500
PTC, Inc.*	3,974	475,330
QT Group OYJ (Finland)*	7,089	502,060
RealPage, Inc.*	23,932	2,087,828
RingCentral, Inc. (Class A Stock)*	4,070	1,542,408
salesforce.com, Inc.*	36,974	8,227,824
Sansan, Inc. (Japan)*	8,500	559,976
SAP SE (Germany)	8,924	1,183,444
ServiceNow, Inc.*	18,754	10,322,764
Slack Technologies, Inc. (Class A Stock)*	14,000	591,360
Splunk, Inc.*	26,390	4,483,397
SS&C Technologies Holdings, Inc.	14,567	1,059,749
Synopsys, Inc.*	23,895	6,194,540

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
TeamViewer AG (Germany), 144A*	30,825	$1,658,880
Temenos AG (Switzerland)	10,519	1,474,766
Teradata Corp.*(a)	23,100	519,057
Trade Desk, Inc. (The) (Class A Stock)*.	1,500	1,201,500
Verint Systems, Inc.*	13,200	886,776
VMware, Inc. (Class A Stock)*(a)	3,287	461,035
WANdisco PLC (United Kingdom)*	24,555	157,154
Workday, Inc. (Class A Stock)*	12,417	2,975,237
Workiva, Inc.*	3,532	323,602
Xero Ltd. (New Zealand)*	6,343	722,760
Xperi Holding Corp.	26,000	543,400
Zendesk, Inc.*	9,923	1,420,180
Zoom Video Communications, Inc. (Class A Stock)*	7,804	2,632,445

		149,518,570

Specialty Retail — 1.1%
Burlington Stores, Inc.*	7,272	1,901,992
Carvana Co.*(a)	9,269	2,220,296
Dick’s Sporting Goods, Inc.	8,628	484,980
Five Below, Inc.*	4,600	804,908
Grupo SBF SA (Brazil)*	39,900	226,513
Hibbett Sports, Inc.*(a)	9,200	424,856
Hikari Tsushin, Inc. (Japan)	1,300	304,838
Home Depot, Inc. (The)	28,315	7,521,030
Michaels Cos., Inc. (The)*(a)	28,890	375,859
Monro, Inc.	6,120	326,196
Nextage Co. Ltd. (Japan)(a)	78,300	1,003,237
ODP Corp. (The)	5,634	165,076
O’Reilly Automotive, Inc.*	2,801	1,267,649
RH*(a)	1,822	815,381
Ross Stores, Inc.	94,627	11,621,142
TJX Cos., Inc. (The)	68,890	4,704,498
Tractor Supply Co.	11,269	1,584,196
VT Holdings Co. Ltd. (Japan)	52,500	217,262
Watches of Switzerland Group PLC (United Kingdom), 144A*	102,426	814,540
Yellow Hat Ltd. (Japan)	28,800	469,085
Zhongsheng Group Holdings Ltd. (China)	96,500	692,677

		37,946,211

Technology Hardware, Storage & Peripherals — 1.8%
3D Systems Corp.*(a)	25,326	265,417
Apple, Inc.	304,987	40,468,725
Dell Technologies, Inc. (Class C Stock)*	2,900	212,541
NCR Corp.*	21,284	799,640
Samsung Electronics Co. Ltd. (South Korea)	237,586	17,795,182

		59,541,505

Textiles, Apparel & Luxury Goods — 0.6%
Asics Corp. (Japan)	85,400	1,640,304
Brunello Cucinelli SpA (Italy)*	9,352	409,420
Burberry Group PLC (United Kingdom)*	85,877	2,108,022
Capri Holdings Ltd.*	6,400	268,800

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (cont’d.)
Columbia Sportswear Co.	5,820	$508,552
EssilorLuxottica SA (France)	27,952	4,351,473
Li Ning Co. Ltd. (China)	142,500	985,838
Lu Thai Textile Co. Ltd. (China) (Class B Stock)	54,673	27,573
Lululemon Athletica, Inc.*	10,584	3,683,549
LVMH Moet Hennessy Louis Vuitton SE (France)	1,741	1,086,854
NIKE, Inc. (Class B Stock)	37,412	5,292,676
Skechers USA, Inc. (Class A Stock)*	17,460	627,512
VF Corp.	4,365	372,815

		21,363,388

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)(a)	25,600	448,756
Hingham Institution for Savings The	1,800	388,800
Housing Development Finance Corp. Ltd. (India)	176,061	6,181,895
New York Community Bancorp, Inc.	20,296	214,123
Ocwen Financial Corp.*	3,068	88,696
Radian Group, Inc.	15,080	305,370
Severn Bancorp, Inc.	726	5,184
TFS Financial Corp.	29,013	511,499
Waterstone Financial, Inc.	18,360	345,535
WSFS Financial Corp.	4,000	179,520

		8,669,378

Tobacco — 0.5%
British American Tobacco PLC (United Kingdom)	56,258	2,092,363
Imperial Brands PLC (United Kingdom)	96,617	2,039,252
Japan Tobacco, Inc. (Japan)	96,200	1,959,592
Philip Morris International, Inc.	104,192	8,626,055
Vector Group Ltd.	41,489	483,347

		15,200,609

Trading Companies & Distributors — 0.3%
AeroCentury Corp.*	4,170	44,827
Air Lease Corp.	4,767	211,750
Beijer Ref AB (Sweden)	5,985	274,278
Hanwa Co. Ltd. (Japan)	21,800	586,832
Herc Holdings, Inc.*	9,202	611,105
Howden Joinery Group PLC (United Kingdom)*	39,287	372,281
IMCD NV (Netherlands)	8,409	1,093,112
NOW, Inc.*	40,500	290,790
SiteOne Landscape Supply, Inc.*	5,530	877,224
Sumitomo Corp. (Japan)	168,800	2,241,263
United Rentals, Inc.*	18,035	4,182,497

		10,785,959

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR*	2,200	362,846

Water Utilities — 0.1%
American States Water Co.	3,645	289,814
American Water Works Co., Inc.	12,560	1,927,583

COMMON STOCKS (continued)	Shares	Value
Water Utilities (cont’d.)
Artesian Resources Corp. (Class A Stock)	6,710	$248,807
California Water Service Group	11,802	637,662

		3,103,866

Wireless Telecommunication Services — 0.2%
Gogo, Inc.*(a)	38,010	366,036
T-Mobile US, Inc.*	20,063	2,705,495
Vodafone Group PLC (United Kingdom)	1,770,658	2,928,934

		6,000,465

TOTAL COMMON STOCKS (cost $1,988,069,350)		2,570,277,223

MASTER LIMITED PARTNERSHIP — 0.1%
Hotels, Restaurants & Leisure
Cedar Fair LP	36,950	1,453,613

(cost $1,384,735)

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	14,694	2,752,315

Electric Utilities — 0.0%
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	13,902	721,514

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	1,125	474,534

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	538,100	296,622

TOTAL PREFERRED STOCKS (cost $3,601,146)		4,244,985

	Units

RIGHTS* — 0.0%
Equity Real Estate Investment Trusts (REITs)
Power REIT, expiring 01/22/21	4,392	922

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.3%
Automobiles — 0.1%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-02A, Class A, 144A
2.720%	11/20/22	485	491,161
Series 2017-01A, Class B, 144A
3.410%	09/20/23	500	510,975
Series 2019-01A, Class A, 144A
3.450%	03/20/23	245	251,464
Series 2019-02A, Class B, 144A
3.550%	09/22/25	345	364,643
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	16	15,778

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2018-02, Class A3
2.980%	01/17/23	112	$113,640
Ford Credit Floorplan Master Owner Trust A,
Series 2020-02, Class B
1.320%	09/15/27	340	343,490
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class A3
2.810%	12/16/22	154	155,503
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	59	59,021
Santander Retail Auto Lease Trust,
Series 2019-A, Class A3, 144A
2.770%	06/20/22	355	359,986

			2,665,661

Collateralized Loan Obligations — 0.0%
CIFC Funding Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 0.860% (Cap N/A, Floor 0.000%)
1.075%(c)	10/25/27	410	407,836
Magnetite Ltd. (Cayman Islands),
Series 2019-23A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.515%(c)	10/25/32	545	543,449
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.087%(c)	07/15/27	214	213,212
OZLM Ltd. (Cayman Islands),
Series 2014-08A, Class A1RR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.388%(c)	10/17/29	427	425,826

			1,590,323

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	155	161,262

Equipment — 0.0%
CNH Equipment Trust,
Series 2017-C, Class A3
2.080%	02/15/23	61	61,570
Series 2019-C, Class B
2.350%	04/15/27	715	738,055
MMAF Equipment Finance LLC,
Series 2017-B, Class A3, 144A
2.210%	10/17/22	68	68,505

			868,130

Other — 0.1%
BRE Grand Islander Timeshare Issuer LLC,
Series 2019-A, Class A, 144A
3.280%	09/26/33	124	128,693
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	305	323,785

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	49	$50,748
Hardee’s Funding LLC,
Series 2018-01A, Class A2II, 144A
4.959%	06/20/48	371	396,103
MVW Owner Trust,
Series 2014-01A, Class A, 144A
2.250%	09/22/31	12	11,970
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48	665	662,938
Sonic Capital LLC,
Series 2018-01A, Class A2, 144A
4.026%	02/20/48	49	50,345
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	112	114,990

			1,739,572

Residential Mortgage-Backed Securities — 0.0%
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	20	19,776
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	196	202,420
Towd Point Mortgage Trust,
Series 2015-04, Class A1B, 144A
2.750%(cc)	04/25/55	8	8,119
Series 2016-01, Class A1B, 144A
2.750%(cc)	02/25/55	24	24,407
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	30	30,750
Series 2016-03, Class A1, 144A
2.250%(cc)	04/25/56	26	26,452
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	77	79,599

			391,523

Student Loans — 0.1%
Navient Private Education Refi Loan Trust,
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	510	525,447
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	545	562,894
Series 2019-GA, Class A, 144A
2.400%	10/15/68	721	737,929
SMB Private Education Loan Trust,
Series 2018-B, Class A2A, 144A
3.600%	01/15/37	207	221,676
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	170	176,427

			2,224,373

TOTAL ASSET-BACKED SECURITIES (cost $9,426,447)			9,640,844

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.089%(c)	12/15/36	395	$382,122
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.319%(c)	11/15/34	190	178,990
BFLD Trust,
Series 2019-DPLO, Class C, 144A, 1 Month LIBOR + 1.540% (Cap N/A, Floor 1.540%)
1.699%(c)	10/15/34	580	561,853
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class 65A, 144A
4.411%(cc)	05/15/52	155	160,923
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	440	480,545
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	50	53,719
Series 2015-GC27, Class A5
3.137%	02/10/48	235	254,796
Series 2017-P07, Class AS
3.915%	04/14/50	195	221,842
Series 2020-555, Class A, 144A
2.647%	12/10/41	725	762,497
Commercial Mortgage Trust,
Series 2015-LC21, Class A4
3.708%	07/10/48	260	290,835
Series 2015-PC01, Class A5
3.902%	07/10/50	190	212,510
Series 2017-PANW, Class A, 144A
3.244%	10/10/29	370	387,825
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023, Class A1
1.583%	04/25/22	15	15,492
Series K025, Class A1
1.875%	04/25/22	3	2,669
Series K057, Class A1
2.206%	06/25/25	112	117,096
Series K068, Class A1
2.952%	02/25/27	168	180,075
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class C, 144A
3.750%	12/10/36	555	570,941
Grace Trust,
Series 2020-GRCE, Class C, 144A
2.680%(cc)	12/10/40	200	209,115
Great Wolf Trust,
Series 2019-WOLF, Class D, 144A, 1 Month LIBOR + 1.933% (Cap N/A, Floor 1.933%)
2.092%(c)	12/15/36	275	255,698
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	245	269,654
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	180	210,772

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-GSA01, Class B
3.511%	11/10/52	490	$522,357
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class A3
3.801%	08/15/48	150	168,314
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A4
3.144%	06/15/49	110	121,065
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-609M, Class A, 144A, 1 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.529%(c)	10/15/33	340	339,995
Manhattan West Mortgage Trust,
Series 2020-01MW, Class D, 144A
2.335%(cc)	09/10/39	250	250,767
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	115	125,266
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	63,833
Series 2015-C27, Class AS
4.068%	12/15/47	265	295,452
Series 2016-C30, Class A5
2.860%	09/15/49	75	81,947
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	580	488,989
New Orleans Hotel Trust,
Series 2019-HNLA, Class C, 144A, 1 Month LIBOR + 1.589% (Cap N/A, Floor 1.589%)
1.747%(c)	04/15/32	820	760,347
Wells Fargo Commercial Mortgage Trust,
Series 2019-C54, Class B
3.671%	12/15/52	645	704,344
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	40	43,419

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,624,556)			9,746,064

CORPORATE BONDS — 3.6%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	120	124,716
4.200%	04/15/24	35	38,941
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	150	171,113
3.650%	11/01/24	125	138,075
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	94,220

			567,065

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.832%	04/27/25	40	$44,854

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	35	37,139
3.490%	02/14/22	260	268,858

			305,997

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	64	60,469
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25	288	244,316
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23	230	235,330
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24	72	72,717
United Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.450%	01/07/30	164	160,703
United Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.100%	04/07/30	164	154,458
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	433	451,340

			1,379,333

Auto Manufacturers — 0.2%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21	415	415,828
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22	350	355,944
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	01/14/22	395	405,048
Sr. Unsec’d. Notes
4.200%	11/06/21	650	669,341
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.550%	05/21/21	500	504,545
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.850%	11/01/22	203	210,399
Sr. Unsec’d. Notes, 144A, MTN
3.450%	03/12/21	565	567,840
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
2.650%	05/10/22	510	526,331

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
3.100%	05/10/21		410	$414,069
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.350%	05/13/25	(a)	585	643,334

				4,712,679

Auto Parts & Equipment — 0.0%
Aptiv Corp.,
Gtd. Notes
4.150%	03/15/24		25	27,511

Banks — 0.8%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25		200	230,807
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.750%	01/22/21		410	410,483
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25		375	397,543
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23		400	421,121
3.490%	05/28/30		200	224,404
3.848%	04/12/23		400	429,050
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		500	535,734
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26		190	215,374
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%
0.901%(c)	06/25/22	(a)	450	451,305
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41		1,275	1,327,952
4.330%(ff)	03/15/50		300	390,488
Sub. Notes, MTN
4.200%	08/26/24		10	11,195
4.450%	03/03/26		225	262,350
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
2.125%	11/21/22		465	480,273
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26		745	800,152
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		415	434,323
BPCE SA (France),
Gtd. Notes, 144A, MTN
3.000%	05/22/22		250	258,718
Sub. Notes, 144A, MTN
4.500%	03/15/25		200	225,923
4.875%	04/01/26		200	236,015
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21		205	207,426
2.572%(ff)	06/03/31		1,230	1,310,458

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.875%	01/30/42		25	$38,130
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.550%	05/13/21		250	251,547
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		30	30,289
Sub. Notes
4.300%	12/03/25		129	148,296
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
4.500%	12/09/25		250	287,418
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
3.125%	04/26/21		335	338,000
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23		585	628,060
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		630	658,073
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24		875	887,603
Fifth Third Bancorp,
Sr. Unsec’d. Notes
1.625%	05/05/23		175	179,931
Sub. Notes
4.300%	01/16/24		30	33,173
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/22/25		125	140,248
3.800%	03/15/30	(a)	695	816,940
Sub. Notes
4.250%	10/21/25		500	572,672
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.848%(ff)	06/04/31		460	493,930
3.262%(ff)	03/13/23		375	387,180
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		200	206,846
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22		200	207,048
3.375%	01/12/23		200	209,428
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25		500	547,200
3.559%(ff)	04/23/24		250	267,715
3.897%(ff)	01/23/49		1,150	1,450,477
Sub. Notes
2.956%(ff)	05/13/31		185	202,487
4.250%	10/01/27		175	207,416
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.326%(ff)	06/15/23		200	202,220

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Manufacturers & Traders Trust Co.,
Sub. Notes
3.400%	08/17/27		250	$282,825
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31		1,300	1,509,858
3.971%(ff)	07/22/38		190	234,942
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23		590	613,966
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
1.000%	06/09/23		200	203,074
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22		25	25,818
PNC Bank NA,
Sr. Unsec’d. Notes
3.500%	06/08/23		385	413,427
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22		335	346,005
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	11/15/21		460	473,371
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	(a)	1,115	1,137,674
3.250%	06/11/21		400	405,243
Sub. Notes
3.625%(ff)	09/15/31		35	39,613
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30		265	276,408
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22		50	51,529
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		270	273,099
3.000%	04/15/21		200	201,526
4.125%	09/24/25		200	229,004
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		650	707,144
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		965	1,026,538
2.572%(ff)	02/11/31		650	689,561
3.500%	03/08/22		70	72,567

				27,866,613

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25		500	569,246
5.550%	01/23/49		500	707,929

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Keurig Dr. Pepper, Inc.,
Gtd. Notes
2.550%	09/15/26		145	$158,330
3.551%	05/25/21		260	263,182

				1,698,687

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22		60	63,277
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22		55	57,407

				120,684

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		30	30,610
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28		500	581,333
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47		75	92,597

				704,540

Chemicals — 0.0%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25		25	26,040
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.150%	05/15/24	(a)	360	387,061
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27		250	280,272
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26		80	92,918

				786,291

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.850%	11/15/24		10	11,118
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	02/01/29		200	240,273
George Washington University (The),
Unsec’d. Notes
3.545%	09/15/46		60	67,417
4.300%	09/15/44		75	93,647
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38		75	93,263

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50		220	$232,721
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25		495	517,712
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37		35	41,966
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30		250	278,109
3.500%	03/16/23		155	164,908
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31	(a)	385	403,445
3.375%	03/22/27		35	38,723
4.125%	02/02/26		30	34,145

				2,217,447

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
1.250%	08/20/30	(a)	840	839,072
1.650%	05/11/30		400	411,615
2.950%	09/11/49	(a)	425	473,485

				1,724,172

Diversified Financial Services — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23		385	401,262
3.500%	05/26/22		150	154,896
4.125%	07/03/23		250	267,341
4.875%	01/16/24		150	164,064
6.500%	07/15/25		150	179,314
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22		335	344,546
Sr. Sec’d. Notes, 144A
3.350%	06/25/21		325	329,722
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21		220	220,630
3.500%	01/15/22		165	169,620
3.625%	04/01/27		150	161,646
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		220	232,363
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.650%	05/11/27	(a)	415	475,864
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		75	82,590
3.850%	11/21/22		355	377,723

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32		435	$437,951
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25		205	220,233

				4,219,765

Electric — 0.2%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series I
3.650%	12/01/21		45	46,314
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44		35	43,330
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		360	380,261
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.600%	11/01/21		290	297,641
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44		25	33,172
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		55	59,921
3.750%	09/01/46		45	52,239
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		175	211,654
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		500	523,148
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28		105	117,807
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26		400	450,368
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		235	334,768
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22		370	384,908
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28		370	415,201
Mississippi Power Co.,
Sr. Unsec’d. Notes
3.950%	03/30/28	(a)	385	447,738
Ohio Power Co.,
Sr. Unsec’d. Notes, Series D
6.600%	03/01/33		295	416,321

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	(a)	585	$594,929
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23		270	283,363
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36		140	172,085
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, MTN
3.750%	05/02/23		500	532,888
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		150	163,711
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43		250	312,736
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		360	389,463

				6,663,966

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23		85	91,517
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26		125	141,537
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27		805	815,520
2.000%	06/30/30		165	168,968

				1,217,542

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27		155	175,850

Foods — 0.0%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25		500	588,478
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.947%	11/02/26		250	274,924

				863,402

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30		200	226,258

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44		25	$32,959

				259,217

Gas — 0.0%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27		70	79,793
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		555	551,532
3.950%	03/30/48		235	288,191

				919,516

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28		480	486,539
3.400%	11/30/23		98	106,191
4.750%	11/30/36		185	254,862
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30		455	484,439
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		22	31,272
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.950%	09/19/26		150	167,139

				1,530,442

Healthcare-Services — 0.3%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		175	238,336
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		55	72,204
Banner Health,
Unsec’d. Notes
1.897%	01/01/31		185	187,469
2.913%	01/01/51		925	971,325
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		200	240,230
Unsec’d. Notes
4.185%	11/15/45		125	153,513
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48		650	771,782
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24	(a)	415	445,602
2.782%	10/01/30		205	216,601
3.910%	10/01/50		1,060	1,180,939

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48		490	$623,126
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29		510	591,792
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49		375	428,270
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes, Series 2015
4.200%	07/01/55		75	99,864
NYU Langone Hospitals,
Sec’d. Notes
4.784%	07/01/44		135	170,316
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series A
3.930%	10/01/48		850	1,025,286
Stanford Health Care,
Unsec’d. Notes, Series 2018
3.795%	11/15/48		250	311,799
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45		200	244,002
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30		250	265,323
2.900%	05/15/50	(a)	580	641,712
West Virginia United Health System Obligated Group,
Sec’d. Notes
4.924%	06/01/48		525	698,006

				9,577,497

Home Furnishings — 0.0%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.536%	07/19/22		450	462,674

Insurance — 0.2%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%
0.759%(c)	09/20/21		520	520,022
Sr. Unsec’d. Notes, 144A, MTN
3.200%	03/11/25		200	215,284
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		50	55,314
Aon Corp.,
Gtd. Notes
2.200%	11/15/22		565	583,995
Aon PLC,
Gtd. Notes
4.750%	05/15/45		75	101,644
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23		200	209,875

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		30	$32,800
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
3.900%	04/20/23		135	145,207
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24		50	55,749
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	(a)	450	584,036
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23		30	31,747
3.500%	06/03/24		460	501,094
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
3.450%	10/09/21		610	624,893
New York Life Global Funding,
Sec’d. Notes, 144A
1.100%	05/05/23		100	101,739
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		445	465,095
3.300%	09/15/22		35	36,717
3.400%	05/15/25		120	132,862
3.700%	05/15/29		325	380,560
Protective Life Global Funding,
Sec’d. Notes, 144A
1.082%	06/09/23		195	198,263
1.170%	07/15/25		500	506,617
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		70	94,389
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24		380	410,203
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		180	196,562

				6,184,667

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24		140	151,673
3.875%	08/22/37		220	273,913
5.200%	12/03/25		230	279,666
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23		430	462,893
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.600%	06/01/26		125	141,986
3.650%	03/15/25		75	83,198

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26		118	$131,826
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
2.985%	01/19/23		200	208,142
Weibo Corp. (China),
Sr. Unsec’d. Notes
3.500%	07/05/24		365	382,266

				2,115,563

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
4.550%	03/11/26		280	314,577
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	(a)	210	231,253

				545,830

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23		85	89,305

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21		310	310,055

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24	(a)	500	555,085
4.908%	07/23/25		305	354,599
Comcast Corp.,
Gtd. Notes
1.950%	01/15/31		980	1,004,141
2.650%	02/01/30		500	546,035
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	(a)	760	773,854
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24		600	660,414
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26		20	22,419
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21		10	10,139
6.550%	05/01/37		28	38,451
6.750%	06/15/39		30	42,697
Walt Disney Co. (The),
Gtd. Notes
3.700%	10/15/25		30	33,893

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.500%	02/15/21		25	$25,117

				4,066,844

Mining — 0.0%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31		200	227,211
Newmont Corp.,
Gtd. Notes
3.625%	06/09/21		35	35,294
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
3.750%	06/15/25		100	112,911

				375,416

Oil & Gas — 0.3%
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30	(a)	1,480	1,485,026
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23		500	522,910
2.950%	07/15/30		420	445,005
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27		200	212,034
Concho Resources, Inc.,
Gtd. Notes
2.400%	02/15/31		90	94,098
3.750%	10/01/27		90	102,900
ConocoPhillips Co.,
Gtd. Notes
4.950%	03/15/26	(a)	500	600,266
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	(a)	710	745,603
4.750%	05/31/25		210	236,170
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23		200	217,919
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		185	203,588
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	(a)	1,005	968,810
3.400%	04/15/26		175	166,820
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.300%	05/20/23		200	214,753
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.100%	05/15/25		85	93,106
3.600%	12/01/24		200	220,738
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.850%	04/15/25	(a)	720	768,163

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26		50	$54,376
3.700%	03/15/28		260	277,850
4.500%	03/04/29		350	392,195

				8,022,330

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/24		240	261,754

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24		30	32,844

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26		55	61,060
3.600%	05/14/25		220	245,242
4.250%	11/21/49		395	496,196
4.500%	05/14/35		200	251,416
4.700%	05/14/45		285	371,217
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21		230	232,683
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30		240	263,839
3.700%	06/06/27		235	269,069
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	08/15/22		155	163,058
4.250%	10/26/49		390	525,064
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		210	226,787
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31		240	242,902
2.700%	08/21/40		90	91,147
3.250%	08/15/29		600	675,411
5.050%	03/25/48		500	676,262
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.912%	08/27/21		80	81,707
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.150%	06/15/30	(a)	860	921,257
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		260	275,580
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30		485	495,708

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		85	$85,872
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	(a)	500	517,418

				7,168,895

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31		425	440,886
4.450%	07/15/27		50	56,213
4.950%	12/15/24		60	66,996
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		165	181,239
3.701%	01/15/39		135	152,739
Enbridge, Inc. (Canada),
Gtd. Notes
4.000%	10/01/23		65	70,725
4.250%	12/01/26		55	64,298
Energy Transfer Operating LP,
Gtd. Notes
3.750%	05/15/30		215	231,449
5.250%	04/15/29		345	402,536
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46		45	51,568
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		150	172,129
Sr. Sec’d. Notes, 144A
4.500%	05/15/30		95	112,794
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		130	145,166
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45		165	205,111

				2,353,849

Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25		595	659,607
4.000%	01/15/24		445	489,519
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26		500	544,590
4.125%	07/01/24		50	54,458
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26		75	85,182
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27		70	77,850

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.050%	07/01/30		215	$247,178
4.125%	06/15/26		115	130,636
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	(a)	525	543,543
3.700%	06/15/26		200	225,492
4.750%	05/15/47		85	108,442
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26		830	931,268
4.500%	03/15/48		350	452,807
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	(a)	160	179,314
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		85	92,710
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		200	215,898
4.250%	08/15/29		100	114,984
4.375%	10/01/25		40	44,840
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.300%	02/01/25		145	158,890
Life Storage LP,
Gtd. Notes
4.000%	06/15/29		440	514,692
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28		150	170,713
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50		315	335,375
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24		100	108,751
VEREIT Operating Partnership LP,
Gtd. Notes
3.100%	12/15/29	(a)	605	652,255
3.950%	08/15/27		195	221,429

				7,360,423

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		725	718,789
3.125%	04/18/24		130	139,970
3.125%	04/21/26		70	77,412
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27		250	286,090
4.625%	09/15/21		50	50,903
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)	505	530,862
4.450%	02/15/25		10	10,691

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
4.850%	04/01/24		105	$112,722
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31		185	185,712
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31		215	216,819

				2,329,970

Semiconductors — 0.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21		265	264,990
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		190	192,298
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30		445	471,802

				929,090

Software — 0.0%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26		280	313,464
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35		150	197,352
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30		785	765,530

				1,276,346

Telecommunications — 0.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		435	472,494
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41		1,265	1,357,856
4.350%	03/01/29		185	220,544
Sr. Unsec’d. Notes, 144A
3.800%	12/01/57		879	916,706
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		25	25,265
3.663%	05/15/45		50	53,856
3.720%	07/15/43		160	165,876
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25		45	51,025
3.700%	11/15/49	(a)	750	883,398
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		1,610	1,627,213
4.000%	03/22/50		500	605,671

				6,379,904

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	435	$470,986

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	252,220
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	360	389,419
3.500%	05/01/50	475	528,889
4.300%	05/15/43	80	93,110

			1,263,638

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
3.250%	09/15/26	375	416,243
3.500%	03/15/28	280	313,539
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.550%	04/15/24	200	212,094
4.125%	07/15/23	200	213,499

			1,155,375

TOTAL CORPORATE BONDS (cost $112,753,790)			120,738,828

MUNICIPAL BONDS — 0.3%
California — 0.1%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50	430	793,143
California State Public Works Board,
Taxable, Revenue Bonds, BABs
7.804%	03/01/35	200	299,056
Northern California Power Agency,
Taxable, Revenue Bonds, BABs, Series B
7.311%	06/01/40	200	304,032
San Jose Redevelopment Agency Successor Agency,
Taxable, Series A-T
3.375%	08/01/34	165	178,136
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	120	199,964
7.625%	03/01/40	100	175,972
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	15	18,356

			1,968,659

Florida — 0.0%
County of Miami-Dade Water & Sewer System,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	405	436,383

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Florida (cont’d.)
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	610	$612,452
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.638%	07/01/21	175	176,927

			1,225,762

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	589	892,088

Illinois — 0.1%
County of Cook,
General Obligation Unlimited, Taxable, BABs, Series D
6.229%	11/15/34	670	928,057
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	410	586,878

			1,514,935

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	330,785
Great Lakes Water Authority Water Supply System,
Taxable, Revenue Bonds, Series A
3.056%	07/01/39	170	183,904

			514,689

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	410	489,909
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.879%	07/01/46	375	399,007
4.850%	07/01/48	800	925,368
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds
5.310%	08/01/46	50	57,042

			1,871,326

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	150	187,283

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	120	125,563

Texas — 0.0%
Dallas/Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
2.994%	11/01/38	480	520,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas (cont’d.)
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	780	$888,982

			1,409,950

Utah — 0.0%
Utah Transit Authority,
Taxable, Revenue Bonds, Series B
3.443%	12/15/42	730	771,128

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	250	284,663

TOTAL MUNICIPAL BONDS (cost $9,730,600)			10,766,046

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Angel Oak Mortgage Trust,
Series 2020-06, Class A2, 144A
1.518%(cc)	05/25/65	248	248,820
Series 2020-06, Class M1, 144A
2.805%(cc)	05/25/65	385	390,521
Angel Oak Mortgage Trust LLC,
Series 2020-05, Class A1, 144A
1.373%(cc)	05/25/65	301	303,114
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%	08/25/50	716	739,785
COLT Mortgage Loan Trust,
Series 2019-02, Class A1, 144A
3.337%(cc)	05/25/49	133	133,392
Series 2019-02, Class A3, 144A
3.541%(cc)	05/25/49	157	158,332
Connecticut Avenue Securities Trust,
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40	159	159,156
Deephaven Residential Mortgage Trust,
Series 2018-01A, Class A1, 144A
2.976%(cc)	12/25/57	46	45,765
Series 2019-02A, Class A1, 144A
3.558%(cc)	04/25/59	151	152,078
Ellington Financial Mortgage Trust,
Series 2019-02, Class A3, 144A
3.046%(cc)	11/25/59	206	210,700
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.248%(c)	11/25/29	703	680,427
Fannie Mae REMICS,
Series 2018-44, Class PC
4.000%	06/25/44	57	58,470
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M1, 144A, 30 Day Average SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.182%(c)	11/25/50	295	295,677

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	08/25/50	378	$378,589
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.977%(c)	12/25/50	200	200,031
Series 2020-HQA03, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/50	466	466,105
Freddie Mac REMICS,
Series 4623, Class MF, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
0.659%(c)	10/15/46	29	29,391
Series 4977, Class IO, IO
4.500%	05/25/50	195	30,083
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	81	83,993
Series 2019-01, Class A42, 144A
4.000%(cc)	02/25/59	65	65,811
Series 2019-H01, Class A1, 144A
2.657%(cc)	10/25/59	260	265,201
Series 2019-H01, Class A3, 144A
2.964%(cc)	10/25/59	363	367,051
Series 2020-H01, Class A1, 144A
2.310%(cc)	01/25/60	365	371,187
Government National Mortgage Assoc.,
Series 2017-184, Class JH
3.000%	12/20/47	62	64,331
Series 2018-08, Class DA
3.000%	11/20/47	45	47,278
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A1, 144A
3.766%(cc)	06/25/48	118	118,390
Series 2019-01, Class A1, 144A
3.454%(cc)	01/25/59	327	330,093
Series 2019-03, Class A1, 144A
2.675%(cc)	11/25/59	187	190,592
Series 2019-03, Class A3, 144A
3.031%(cc)	11/25/59	247	248,145
JPMorgan Mortgage Trust,
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	635	649,684
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	413	445,138
New Residential Mortgage Loan Trust,
Series 2019-NQM5, Class A1, 144A
2.710%(cc)	11/25/59	490	502,944
OBX Trust,
Series 2019-EXP03, Class 1A9, 144A
3.500%(cc)	10/25/59	195	199,466
Series 2019-EXP03, Class 2A2, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.248%(c)	10/25/59	120	121,626

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-EXP01, Class 1A8, 144A
3.500%(cc)	02/25/60	144	$148,338
Series 2020-EXP01, Class 2A2, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.098%(c)	02/25/60	120	119,465
Series 2020-EXP02, Class A8, 144A
3.000%(cc)	05/25/60	494	507,978
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55	36	36,070
Sequoia Mortgage Trust,
Series 2018-CH01, Class A11, 144A
3.500%(cc)	02/25/48	59	58,862
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	205	211,043
Series 2018-CH04, Class A11, 144A
4.000%(cc)	10/25/48	49	49,158
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	200	202,458
Starwood Mortgage Residential Trust,
Series 2019-IMC01, Class A1, 144A
3.468%(cc)	02/25/49	156	157,394
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49	66	66,703
Series 2019-INV01, Class A3, 144A
2.916%(cc)	09/27/49	211	214,593
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	378	377,735
Verus Securitization Trust,
Series 2018-INV01, Class A1, 144A
3.626%(cc)	03/25/58	113	114,023
Series 2019-INV01, Class A1, 144A
3.402%(cc)	12/25/59	130	131,258

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,051,291)			11,146,444

SOVEREIGN BONDS — 0.1%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	216,324
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21	400	406,011
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31	410	420,770
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	60	89,151
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	250	271,436

TOTAL SOVEREIGN BONDS (cost $1,339,652)			1,403,692

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
Federal Home Loan Mortgage Corp.
3.000%	01/01/27	15	$16,104
3.000%	02/01/30	32	33,774
3.000%	05/01/30	55	57,451
3.000%	03/01/35	1,943	2,106,596
3.000%	08/01/43	124	132,511
3.000%	02/01/47	746	788,407
3.000%	09/01/49	150	163,883
3.000%	01/01/50	1,496	1,602,514
3.000%	06/01/50	103	108,561
3.500%	06/01/33	262	279,802
3.500%	03/01/42	3	3,246
3.500%	12/01/42	86	93,042
3.500%	07/01/43	52	57,126
3.500%	01/01/44	119	129,157
3.500%	03/01/45	230	249,873
3.500%	03/01/46	206	223,159
3.500%	01/01/48	824	883,585
3.500%	01/01/50	459	498,201
4.000%	09/01/40	2	1,809
4.000%	12/01/40	27	29,737
4.000%	02/01/41	30	33,114
4.000%	04/01/42	5	5,042
4.000%	06/01/42	16	17,196
4.000%	11/01/45	104	112,803
4.000%	01/01/46	679	743,667
4.000%	01/01/50	476	507,963
4.000%	02/01/50	731	781,933
4.500%	05/01/40	12	13,493
4.500%	10/01/41	86	96,292
4.500%	05/01/42	43	48,147
4.500%	07/01/45	540	605,643
4.500%	05/01/50	86	92,916
5.000%	07/01/35	22	25,844
5.000%	09/01/39	4	5,124
5.500%	06/01/36	29	33,803
5.500%	05/01/44	366	426,456
6.000%	08/01/34	16	19,477
6.000%	01/01/38	6	6,606
Federal National Mortgage Assoc.
2.000%	TBA	2,210	2,310,156
2.000%	TBA	7,535	7,826,088
2.000%	07/01/28	11	11,299
2.500%	TBA	290	302,430
2.500%	TBA	6,880	7,251,404
2.500%	05/01/30	30	31,909
2.500%	05/01/32	126	134,659
2.500%	11/01/34	507	540,211
2.500%	11/01/50	1,848	1,966,536
3.000%	TBA	11,319	11,857,471
3.000%	12/01/27	7	7,187
3.000%	06/01/28	139	145,752
3.000%	10/01/28	17	17,840
3.000%	03/01/30	58	61,584
3.000%	09/01/33	11	12,168
3.000%	02/01/34	323	339,858
3.000%	01/01/35	50	53,208
3.000%	05/01/35	663	714,628

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/35	112	$121,250
3.000%	11/01/36	29	31,439
3.000%	11/01/36	114	122,662
3.000%	12/01/36	31	34,107
3.000%	02/01/40	660	710,865
3.000%	04/01/40	194	211,120
3.000%	04/01/40	231	249,114
3.000%	01/01/43	34	36,664
3.000%	01/01/43	155	164,554
3.000%	02/01/43	231	246,586
3.000%	03/01/43	178	193,544
3.000%	05/01/43	2	1,836
3.000%	05/01/43	25	26,092
3.000%	05/01/43	71	75,110
3.000%	05/01/43	150	159,202
3.000%	07/01/43	19	19,773
3.000%	09/01/43	85	93,120
3.000%	06/01/46	2,534	2,737,012
3.000%	09/01/46	39	40,911
3.000%	11/01/46	17	18,543
3.000%	11/01/46	25	27,444
3.000%	11/01/46	40	43,772
3.000%	11/01/46	97	104,514
3.000%	11/01/46	121	130,369
3.000%	11/01/46	150	160,522
3.000%	11/01/46	184	193,649
3.000%	12/01/46	24	25,727
3.000%	12/01/46	81	87,713
3.000%	12/01/46	128	138,996
3.000%	12/01/46	130	140,704
3.000%	12/01/46	134	144,830
3.000%	01/01/47	86	93,041
3.000%	02/01/47	216	229,780
3.000%	06/01/47	181	197,346
3.000%	11/01/48	1,133	1,185,922
3.000%	08/01/49	134	145,847
3.000%	12/01/49	1,789	1,906,567
3.000%	02/01/50	472	505,167
3.000%	05/01/50	1,345	1,442,586
3.000%	07/01/50	247	263,418
3.000%	08/01/50	154	163,655
3.000%	09/01/50	28	29,420
3.000%	10/01/50	558	595,775
3.500%	TBA	4,805	5,078,529
3.500%	01/01/30	108	115,524
3.500%	12/01/30	301	322,694
3.500%	04/01/31	324	347,059
3.500%	08/01/32	122	130,463
3.500%	08/01/32	517	553,850
3.500%	11/01/32	149	159,944
3.500%	12/01/33	574	615,904
3.500%	02/01/35	12	12,825
3.500%	06/01/38	59	62,639
3.500%	10/01/41	12	12,686
3.500%	07/01/42	43	46,703
3.500%	06/01/43	15	16,982
3.500%	06/01/43	21	22,572
3.500%	07/01/43	96	105,669

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	08/01/43	133	$145,472
3.500%	09/01/43	52	56,698
3.500%	03/01/44	24	26,411
3.500%	07/01/44	76	82,055
3.500%	04/01/45	1	899
3.500%	04/01/45	23	24,857
3.500%	04/01/45	107	114,823
3.500%	05/01/45	66	72,210
3.500%	07/01/45	137	148,460
3.500%	09/01/45	139	150,597
3.500%	11/01/45	29	31,466
3.500%	11/01/45	30	32,094
3.500%	12/01/45	224	242,569
3.500%	01/01/46	99	107,883
3.500%	06/01/46	179	195,399
3.500%	02/01/47	30	32,163
3.500%	11/01/47	2,222	2,359,001
3.500%	12/01/47	10	10,786
3.500%	01/01/48	901	955,386
3.500%	02/01/48	48	51,528
3.500%	05/01/49	1,016	1,103,463
3.500%	08/01/49	35	37,341
3.500%	10/01/49	148	156,515
3.500%	10/01/49	916	1,014,655
3.500%	10/01/49	965	1,018,785
3.500%	02/01/50	638	674,783
3.500%	05/01/50	379	404,038
3.500%	05/01/50	1,411	1,491,034
3.500%	07/01/50	436	466,377
4.000%	TBA	6,170	6,588,874
4.000%	11/01/40	34	37,629
4.000%	11/01/40	232	253,334
4.000%	12/01/40	9	9,658
4.000%	02/01/41	20	21,738
4.000%	02/01/41	25	27,264
4.000%	02/01/41	50	54,864
4.000%	02/01/41	65	71,759
4.000%	02/01/41	1,018	1,116,040
4.000%	01/01/42	22	24,295
4.000%	08/01/42	40	44,401
4.000%	01/01/43	17	18,963
4.000%	03/01/44	217	242,796
4.000%	06/01/45	32	34,185
4.000%	09/01/45	11	11,829
4.000%	10/01/45	108	117,709
4.000%	10/01/45	2,256	2,469,947
4.000%	11/01/45	10	11,023
4.000%	12/01/45	17	17,892
4.000%	01/01/46	84	91,438
4.000%	03/01/46	26	27,870
4.000%	07/01/46	66	72,214
4.000%	09/01/46	9	9,311
4.000%	12/01/46	10	10,944
4.000%	02/01/47	81	87,247
4.000%	08/01/47	203	219,153
4.000%	10/01/47	316	339,145
4.000%	02/01/48	73	77,598
4.000%	11/01/49	243	259,240

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	TBA	3,180	$3,446,138
4.500%	08/01/24	3	3,344
4.500%	01/01/27	4	3,745
4.500%	09/01/35	22	23,796
4.500%	12/01/39	5	5,054
4.500%	03/01/40	9	10,581
4.500%	08/01/40	48	53,037
4.500%	10/01/40	25	28,034
4.500%	04/01/41	90	100,697
4.500%	05/01/41	11	12,633
4.500%	05/01/41	712	798,976
4.500%	01/01/44	31	35,193
4.500%	01/01/44	82	91,119
4.500%	04/01/44	43	47,711
4.500%	03/01/46	31	34,231
4.500%	03/01/46	136	152,541
4.500%	07/01/46	85	95,007
4.500%	09/01/46	263	296,259
4.500%	06/01/48	430	477,743
4.500%	08/01/48	81	87,913
4.500%	08/01/48	148	160,138
4.500%	08/01/48	364	396,452
4.500%	12/01/48	447	484,432
4.500%	09/01/49	378	415,678
4.500%	11/01/49	19	20,282
4.500%	01/01/50	55	59,361
4.500%	05/01/50	106	114,675
5.000%	TBA	700	774,643
5.000%	10/01/33	10	11,924
5.000%	11/01/33	3	2,991
5.000%	11/01/33	3	2,996
5.000%	10/01/34	4	4,487
5.000%	04/01/35	2	1,912
5.000%	07/01/35	2	2,445
5.000%	07/01/35	7	7,877
5.000%	07/01/35	9	10,837
5.000%	10/01/35	12	14,336
5.000%	10/01/35	517	601,138
5.000%	07/01/41	152	175,820
5.000%	02/01/42	27	31,676
5.000%	05/01/42	19	22,130
5.000%	07/01/42	47	54,131
5.000%	12/01/47	64	73,888
5.000%	01/01/49	901	1,025,032
5.500%	04/01/34	5	6,248
5.500%	02/01/35	13	14,921
5.500%	11/01/35	24	28,824
5.500%	12/01/35	141	165,110
5.500%	01/01/36	5	5,415
5.500%	07/01/36	25	29,672
5.500%	08/01/37	31	35,932
5.500%	08/01/37	591	694,455
6.000%	02/01/34	92	110,434
6.000%	04/01/35	6	6,977
6.000%	04/01/35	6	7,433
6.000%	03/01/37	21	24,905
6.000%	01/01/40	5	5,746
6.000%	07/01/41	80	95,719

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	07/01/41	328	$391,966
6.500%	11/01/36	9	10,589
Government National Mortgage Assoc.
2.000%	TBA	240	250,940
2.500%	TBA	2,665	2,820,633
2.500%	01/20/43	8	8,431
3.000%	TBA	1,735	1,815,159
3.000%	03/20/43	211	228,202
3.000%	08/20/43	23	24,370
3.000%	05/20/46	170	181,378
3.000%	06/20/46	225	239,444
3.000%	07/20/46	99	105,093
3.000%	09/20/46	248	264,500
3.000%	10/20/46	2,104	2,242,236
3.000%	08/20/49	252	259,882
3.000%	10/20/49	390	401,333
3.000%	05/20/50	2,056	2,123,256
3.500%	01/15/42	8	8,749
3.500%	03/20/42	20	21,566
3.500%	05/20/42	7	7,860
3.500%	06/20/42	338	367,702
3.500%	08/20/42	16	17,580
3.500%	12/20/42	8	8,731
3.500%	01/20/43	57	62,244
3.500%	02/20/43	19	21,126
3.500%	03/20/43	25	27,258
3.500%	04/20/43	67	73,017
3.500%	09/20/43	77	83,784
3.500%	10/15/43	47	51,897
3.500%	01/20/45	347	384,328
3.500%	02/20/45	10	11,593
3.500%	07/20/45	972	1,046,402
3.500%	10/20/45	13	14,564
3.500%	02/20/46	36	40,112
3.500%	02/20/46	43	47,314
3.500%	07/20/46	79	85,489
3.500%	04/20/47	111	119,190
3.500%	07/20/47	170	182,671
3.500%	12/20/47	970	1,037,168
3.500%	02/20/48	166	182,011
3.500%	04/20/50	900	992,629
4.000%	02/15/41	5	5,417
4.000%	03/15/41	5	5,206
4.000%	10/20/41	35	39,092
4.000%	04/20/42	25	27,290
4.000%	01/20/44	89	98,216
4.000%	02/20/44	28	31,387
4.000%	03/20/45	934	1,029,743
4.000%	01/20/46	54	58,875
4.000%	05/20/46	64	70,142
4.000%	04/20/47	359	388,609
4.000%	09/20/47	1,358	1,464,285
4.500%	05/20/40	17	19,045
4.500%	01/20/41	26	29,619
4.500%	09/15/45	26	28,871
4.500%	11/20/46	276	307,747
4.500%	03/20/47	423	459,973
4.500%	08/20/47	185	201,882

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/20/48	202	$216,962
4.500%	01/20/49	280	302,444
4.500%	12/20/49	546	589,828
5.000%	01/20/33	1	1,494
5.000%	05/20/33	8	9,415
5.000%	12/20/34	6	7,099
5.000%	02/20/35	5	6,039
5.000%	03/20/35	4	4,852
5.000%	06/20/35	1	986
5.000%	08/20/35	4	4,905
5.000%	12/20/35	6	6,276
5.000%	01/20/36	2	1,795
5.000%	03/20/36	8	9,233
5.000%	04/15/39	5	5,859
5.000%	04/20/39	6	7,212
5.000%	09/15/39	2	2,543
5.000%	12/15/39	10	11,064
5.000%	01/15/40	9	10,569
5.000%	02/15/40	4	5,078
5.000%	05/20/40	12	13,250
5.000%	06/15/40	8	9,488
5.000%	06/20/40	11	12,172
5.000%	08/20/40	3	3,945
5.000%	10/20/40	46	52,174
5.000%	11/20/40	22	25,289
5.000%	06/20/41	16	18,153
5.000%	08/20/42	3	3,072
5.000%	11/20/42	20	22,387
5.000%	06/20/47	1	1,106
5.000%	07/20/47	86	95,119
5.000%	08/20/47	34	37,459
5.000%	10/20/47	61	67,565
5.000%	11/20/47	320	354,822
5.000%	02/20/48	61	67,655
5.000%	05/20/48	12	13,503
5.000%	06/20/48	55	61,929
5.000%	06/20/48	563	615,841
5.000%	07/20/48	9	9,825
5.000%	09/20/48	248	271,861
5.000%	06/20/49	446	487,449
5.500%	08/20/38	9	10,615
5.500%	05/20/48	184	204,525
5.500%	01/20/49	30	32,633
5.500%	03/20/49	295	324,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $123,855,315)			125,101,844

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds
1.125%	05/15/40	6,360	6,034,050
1.250%	05/15/50	950	861,234
1.375%	08/15/50	1,795	1,678,886
2.000%	02/15/50	5,615	6,095,784
3.125%	11/15/41	5,335	6,970,511
4.500%	05/15/38	230	346,797
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/22	39	40,401
0.125%	04/15/25	79	84,565

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	10/15/25		2	$1,964
0.125%	07/15/30		25	28,142
0.250%	02/15/50		13	15,799
0.625%	01/15/24		43	45,763
U.S. Treasury Notes
0.250%	06/15/23		2,725	2,731,813
0.250%	05/31/25	(a)	19,715	19,674,954
0.375%	03/31/22		2,230	2,237,143
0.375%	04/30/25	(k)	27,125	27,220,361
0.375%	11/30/25		17,245	17,267,904
0.500%	03/31/25	(a)	4,160	4,197,700
0.625%	08/15/30		4,700	4,581,031

TOTAL U.S. TREASURY OBLIGATIONS (cost $100,990,177)				100,114,802

TOTAL LONG-TERM INVESTMENTS (cost $2,371,827,059)				2,964,635,307

			Shares

SHORT-TERM INVESTMENTS — 17.0%

AFFILIATED MUTUAL FUNDS — 16.3%
PGIM Core Ultra Short Bond Fund(w)			417,558,535	417,558,535
PGIM Institutional Money Market Fund (cost $132,036,983; includes $132,015,987 of cash collateral for securities on loan)(b)(w)			132,084,442	132,018,400

TOTAL AFFILIATED MUTUAL FUNDS (cost $549,595,518)				549,576,935

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.7%
U.S. Treasury Bills
0.124%	03/25/21	(k)	22,813	22,809,198
0.105%	04/29/21		19	18,895

TOTAL U.S. TREASURY OBLIGATIONS (cost $22,825,366)				22,828,093

TOTAL SHORT-TERM INVESTMENTS (cost $572,420,884)				572,405,028

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—105.3% (cost $2,944,247,943)				3,537,040,335

Value

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $30,855)	$(51,683)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—105.3% (cost $2,944,217,088)	3,536,988,652
Liabilities in excess of other assets(z) — (5.3)%	(177,287,752)

NET ASSETS — 100.0%	$3,359,700,900

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,689,388; cash collateral of $132,015,987 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
NXP Semiconductors NV	Call	JPMorgan Chase Bank, N.A.	01/15/21	$140.00	6	1	$(11,568)
NXP Semiconductors NV	Call	JPMorgan Chase Bank, N.A.	01/15/21	$145.00	6	1	(8,940)
NXP Semiconductors NV	Call	JPMorgan Chase Bank, N.A.	01/15/21	$150.00	29	3	(31,175)

Total Options Written (premiums received $ 30,855)							$(51,683)

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
100	2 Year U.S. Treasury Notes	Mar. 2021	$22,097,656	$20,952
83	5 Year U.S. Treasury Notes	Mar. 2021	10,471,617	23,265
21	10 Year U.S. Treasury Notes	Mar. 2021	2,899,641	814
20	20 Year U.S. Treasury Bonds	Mar. 2021	3,463,750	(34,185)
62	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	13,240,875	(207,034)
673	Mini MSCI EAFE Index	Mar. 2021	71,701,420	1,058,254
196	Mini MSCI Emerging Markets Index	Mar. 2021	12,624,360	367,113
314	Russell 2000 E-Mini Index	Mar. 2021	31,004,360	891,866
814	S&P 500 E-Mini Index	Mar. 2021	152,576,160	3,522,869
81	S&P Mid Cap 400 E-Mini Index	Mar. 2021	18,658,350	524,638

				$6,168,552

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.35.V1	12/20/25	1.000	%(Q)	77,500	0.500%	$1,644,376	$1,922,530	$278,154

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$351,230
JPMorgan Securities LLC	—	2,590,568
Morgan Stanley & Co. LLC	—	18,410,931

Total	$—	$21,352,729

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,848,392,505	$721,884,718	$—
Master Limited Partnership	1,453,613	—	—
Preferred Stocks	721,514	3,523,471	—
Rights	—	922	—
Asset-Backed Securities
Automobiles	—	2,665,661	—
Collateralized Loan Obligations	—	1,590,323	—
Credit Cards	—	161,262	—
Equipment	—	868,130	—
Other	—	1,739,572	—
Residential Mortgage-Backed Securities	—	391,523	—
Student Loans	—	2,224,373	—
Commercial Mortgage-Backed Securities	—	9,746,064	—
Corporate Bonds	—	120,738,828	—
Municipal Bonds	—	10,766,046	—
Residential Mortgage-Backed Securities	—	11,146,444	—
Sovereign Bonds	—	1,403,692	—
U.S. Government Agency Obligations	—	125,101,844	—
U.S. Treasury Obligations	—	122,942,895	—
Affiliated Mutual Funds	549,576,935	—	—

Total	$2,400,144,567	$1,136,895,768	$—

Liabilities
Options Written	$—	$(51,683)	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,409,771	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	278,154	—

Total	$6,409,771	$278,154	$—

Liabilities
Futures Contracts	$(241,219)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	16.3%
Semiconductors & Semiconductor Equipment	4.9
Equity Real Estate Investment Trusts (REITs)	4.7
Software	4.5
Banks	4.3

IT Services	4.1%
U.S. Government Agency Obligations	3.7
Interactive Media & Services	3.7
U.S. Treasury Obligations	3.7
Internet & Direct Marketing Retail	3.2
Pharmaceuticals	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Insurance	3.0%
Capital Markets	2.8
Health Care Equipment & Supplies	2.8
Chemicals	2.0
Health Care Providers & Services	1.9
Technology Hardware, Storage & Peripherals	1.8
Hotels, Restaurants & Leisure	1.8
Machinery	1.7
Industrial Conglomerates	1.7
Biotechnology	1.4
Life Sciences Tools & Services	1.4
Electric Utilities	1.3
Containers & Packaging	1.2
Entertainment	1.2
Oil, Gas & Consumable Fuels	1.2
Specialty Retail	1.1
Aerospace & Defense	0.9
Beverages	0.9
Electronic Equipment, Instruments & Components	0.8
Metals & Mining	0.8
Multi-Utilities	0.8
Automobiles	0.8
Media	0.7
Food Products	0.7
Road & Rail	0.7
Professional Services	0.7
Diversified Telecommunication Services	0.7
Auto Components	0.7
Textiles, Apparel & Luxury Goods	0.6
Household Durables	0.6
Commercial Services & Supplies	0.5
Diversified Financial Services	0.5
Electrical Equipment	0.5
Multiline Retail	0.5
Tobacco	0.5
Food & Staples Retailing	0.4
Air Freight & Logistics	0.4
Personal Products	0.4
Residential Mortgage-Backed Securities	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.3
Municipal Bonds	0.3
Building Products	0.3
Commercial Mortgage-Backed Securities	0.3
Healthcare-Services	0.3
Thrifts & Mortgage Finance	0.3
Oil & Gas	0.3
Consumer Finance	0.2
Real Estate Investment Trusts (REITs)	0.2
Construction & Engineering	0.2
Electric	0.2
Telecommunications	0.2
Leisure Products	0.2
Wireless Telecommunication Services	0.2
Independent Power & Renewable Electricity Producers	0.2

Household Products	0.2%
Diversified Consumer Services	0.2
Auto Manufacturers	0.2
Airlines	0.2
Health Care Technology	0.1
Energy Equipment & Services	0.1
Communications Equipment	0.1
Gas Utilities	0.1
Water Utilities	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Pipelines	0.1
Retail	0.1
Student Loans	0.1
Commercial Services	0.1
Internet	0.1
Other	0.1
Paper & Forest Products	0.1
Computers	0.1
Construction Materials	0.1
Healthcare-Products	0.1
Sovereign Bonds	0.1
Collateralized Loan Obligations	0.0	*
Transportation	0.0	*
Electronics	0.0	*
Trucking & Leasing	0.0	*
Marine	0.0	*
Semiconductors	0.0	*
Gas	0.0	*
Equipment	0.0	*
Foods	0.0	*
Distributors	0.0	*
Building Materials	0.0	*
Advertising	0.0	*
Iron/Steel	0.0	*
Toys/Games/Hobbies	0.0	*
Home Furnishings	0.0	*
Mining	0.0	*
Transportation Infrastructure	0.0	*
Machinery-Diversified	0.0	*
Agriculture	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Environmental Control	0.0	*
Credit Cards	0.0	*
Lodging	0.0	*
Packaging & Containers	0.0	*
Auto Parts & Equipment	0.0	*

	105.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(5.3)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$278,154	*	—	$—
Equity contracts	Due from/to broker-variation margin futures	6,364,740	*	—	—
Equity contracts	Unaffiliated investments	922		Options written outstanding, at value	51,683
Interest rate contracts	Due from/to broker-variation margin futures	45,031	*	Due from/to broker-variation margin futures	241,219	*

		$6,688,847			$292,902

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(817,998)
Equity contracts	22,210	170,315	35,542,558	—	—
Foreign exchange contracts	—	—	—	(19,310)	—
Interest rate contracts	—	—	2,692,334	—	—

Total	$22,210	$170,315	$38,234,892	$(19,310)	$(817,998)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$65,112
Equity contracts	922	(20,828)	2,747,199	—	—
Foreign exchange contracts	—	—	—	(3,062)	—
Interest rate contracts	—	—	220,561	—	—

Total	$922	$(20,828)	$2,967,760	$(3,062)	$65,112

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$12,017	$262,948,539	$77,053

	Forward Foreign Currency Exchange Contracts—Sold(2)
	$827,283

	Credit Default Swap Agreements— Sell Protection(1)
	$61,770,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$129,689,388	$(129,689,388)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPMorgan Chase Bank, N.A.	$—	$(51,683)	$(51,683)	$—	$(51,683)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $129,689,388:
Unaffiliated investments (cost $2,394,652,425)	$2,987,463,400
Affiliated investments (cost $549,595,518)	549,576,935
Foreign currency, at value (cost $1,452,131)	1,455,511
Receivable for investments sold	7,592,582
Dividends and interest receivable	4,011,027
Tax reclaim receivable	1,350,902
Due from broker-variation margin futures	470,366
Receivable from affiliate	77,369
Due from broker-variation margin swaps	48,440
Prepaid expenses and other assets	35,609

Total Assets	3,552,082,141

LIABILITIES
Payable to broker for collateral for securities on loan	132,015,987
Payable for investments purchased	57,271,763
Management fee payable	933,560
Foreign capital gains tax liability accrued	697,811
Payable to affiliate	686,546
Accrued expenses and other liabilities	440,009
Payable for Portfolio shares purchased	187,781
Distribution fee payable	91,208
Options written outstanding, at value (proceeds received $30,855)	51,683
Trustees’ fees payable	4,492
Affiliated transfer agent fee payable	401

Total Liabilities	192,381,241

NET ASSETS	$3,359,700,900

Net assets were comprised of:
Partners’ Equity	$3,359,700,900

Net asset value and redemption price per share, $3,359,700,900 / 186,495,066 outstanding shares of beneficial interest	$18.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $1,566,904 foreign withholding tax, of which $235,629 is reimbursable by an affiliate)	$31,851,353
Interest income	6,291,029
Affiliated dividend income	2,098,731
Income from securities lending, net (including affiliated income of $284,152)	575,164

Total income	40,816,277

EXPENSES
Management fee	18,924,795
Distribution fee	6,679,642
Custodian and accounting fees	782,176
Trustees’ fees	45,140
Legal fees and expenses	36,086
Audit fee	27,013
Shareholders’ reports	12,446
Transfer agent’s fees and expenses (including affiliated expense of $2,630)	7,036
Miscellaneous	135,227

Total expenses	26,649,561
Less: Fee waiver and/or expense reimbursement	(277,873)

Net expenses	26,371,688

NET INVESTMENT INCOME (LOSS)	14,444,589

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(106,242)) (net of foreign capital gains taxes $(2,421))	(97,735,946)
Futures transactions	38,234,892
Forward currency contract transactions	(19,310)
Options written transactions	170,315
Swap agreements transactions	(817,998)
Foreign currency transactions	1,573,344

(58,594,703)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(24,968)) (net of change in foreign capital gains taxes $(531,110))	280,531,302
Futures	2,967,760
Forward currency contracts	(3,062)
Options written	(20,828)
Swap agreements	65,112
Foreign currencies	20,152

283,560,436

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	224,965,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$239,410,322

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$14,444,589	$30,257,909
Net realized gain (loss) on investment and foreign currency transactions	(58,594,703)	95,527,321
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	283,560,436	379,981,163

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239,410,322	505,766,393

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [166,085,731 and 60,089,355 shares, respectively]	2,269,425,944	843,440,497
Portfolio shares purchased [165,875,305 and 1,238,676 shares, respectively]	(2,099,112,074)	(17,799,814)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	170,313,870	825,640,683

CAPITAL CONTRIBUTIONS	—	2,751

TOTAL INCREASE (DECREASE)	409,724,192	1,331,409,827
NET ASSETS:
Beginning of year	2,949,976,708	1,618,566,881

End of year	$3,359,700,900	$2,949,976,708

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 8 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies ”)	Long-term capital appreciation.	AlphaSimplex Group, LLC; AQR Capital Management, LLC; CoreCommodity Management, LLC; First Quadrant, L.P.; Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Morgan Stanley Investment Management, Inc.; Pacific Investment Management Company, LLC (“PIMCO”); QMA LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.); Western Asset Management Company, LLC; Western Asset Management Company Limited

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

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Portfolio	Objective(s)	Subadviser(s)
AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC; QS Investors, LLC; Western Asset Management Company, LLC; Western Asset Management Company Limited

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”), with the exception of Legg Mason Diversified Growth for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

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Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

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Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the

B4

underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests

B5

in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

B6

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by

B7

the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery

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transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding

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taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Academic Strategies†*(1)	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.5525% first $300 million; 0.5425% on next $200 million; 0.5325% on next $250 million; 0.5225% on next $2.5 billion; 0.5125% on next $2.75 billion; 0.4825% on next $4 billion; 0.4625% in excess of $10 billion	0.61%
Capital Growth Asset Allocation(1)	0.15%	0.15%
ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.65%

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Goldman Sachs Multi-Asset	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.60%
J.P. Morgan Global Thematic**	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
J.P. Morgan Strategic Opportunities	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.80%
Legg Mason Diversified Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.64%
T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.70%

Portfolio	Fee Waivers and/or Expense Limitations
Academic Strategies	contractually waive 0.007%
through June 30, 2021
ClearBridge Dividend Growth	contractually waive 0.012%
through June 30, 2021
Goldman Sachs Multi-Asset***	contracutally waive 0.132%
through June 30, 2021
contractually limit expenses to
0.91% through June 30, 2021
J.P. Morgan Strategic Opportunities	contractually waive 0.011%
through June 30, 2021
effective December 31, 2020
contractually waive additional 0.071%
through June 30, 2021
Legg Mason Diversified Growth****	contractually limit expenses to 1.07%
through June 30, 2021
T. Rowe Price Growth Opportunities	contractually waive
0.0104% through June 30, 2021

†	For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Trust. The investment management

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fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.

***

The Investment Manager has agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

****

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and

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Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Capital Growth Asset Allocation. For assets that are invested in other Portfolios, no 12b-1 fee is charged for the assets of Academic Strategies and the 12b-1 fee is waived for the assets of Goldman Sachs Multi-Asset and Legg Mason Diversified Growth. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2020, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Academic Strategies	$3,583
ClearBridge Dividend Growth	22,696
J.P. Morgan Global Thematic	63,886
J.P. Morgan Strategic Opportunities	39,702
Legg Mason Diversified Growth	52,924

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

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For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain
T. Rowe Price Growth Opportunities	$830,936	$483,060	$57,888

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Academic Strategies	$1,863
Capital Growth Asset Allocation	6,367
ClearBridge Dividend Growth	301
Goldman Sachs Multi-Asset	2,784
J.P. Morgan Global Thematic	872
J.P. Morgan Strategic Opportunities	292

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed

B14

excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Academic Strategies	$173,316
ClearBridge Dividend Growth	162,166
Goldman Sachs Multi-Asset	249,311
J.P. Morgan Global Thematic	212,664
J.P. Morgan Strategic Opportunities	161,529
Legg Mason Diversified Growth	58,999
T. Rowe Price Growth Opportunities	235,629

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Academic Strategies	$20,104
ClearBridge Dividend Growth	149,058
Goldman Sachs Multi-Asset	62,387
J.P. Morgan Global Thematic	33,629
J.P. Morgan Strategic Opportunities	75,515
Legg Mason Diversified Growth	30,583
T. Rowe Price Growth Opportunities	203,014

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The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Academic Strategies	$12,930
ClearBridge Dividend Growth	1,598
Goldman Sachs Multi-Asset	15,974
J.P. Morgan Global Thematic	13,003
J.P. Morgan Strategic Opportunities	27,600
Legg Mason Diversified Growth	322
T. Rowe Price Growth Opportunities	2,751

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2020, were as follows:

	Cost of	Proceeds
Portfolio	Purchases	from Sales
Academic Strategies	$4,151,440,957	$4,467,961,393
Capital Growth Asset Allocation	6,569,958,750	7,578,281,050
ClearBridge Dividend Growth	1,292,582,837	1,911,047,174
Goldman Sachs Multi-Asset	7,448,649,296	7,683,200,028
J.P. Morgan Global Thematic	3,431,921,047	3,224,895,062
J.P. Morgan Strategic Opportunities	2,604,927,379	2,489,743,295
Legg Mason Diversified Growth	497,780,394	472,415,070
T. Rowe Price Growth Opportunities	4,006,298,900	3,887,990,154

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

Academic Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AQR Emerging Markets Equity Portfolio*
$113,941,541	$9,529,000	$100,459,450	$(20,244,151)	$(2,766,940)	$—	—	$—

AST Blackrock Low Duration Bond Portfolio*
782,875	—	—	20,056	—	802,931	69,159	—

AST BlackRock/Loomis Sayles Bond Portfolio*
34,191,129	21,231,665	20,701,300	285,287	2,032,650	37,039,431	2,330,990	—

AST ClearBridge Dividend Growth Portfolio*
58,514,694	25,168,701	49,291,224	(5,905,280)	4,251,659	32,738,550	1,420,944	—

AST Cohen & Steers Global Realty Portfolio*
243,512,502	54,267,500	92,183,000	(47,401,350)	25,535,877	183,731,529	12,671,140	—

AST Cohen & Steers Realty Portfolio*
147,096,250	43,352,500	63,220,000	(36,750,176)	24,497,040	114,975,614	8,183,318	—

AST Emerging Markets Equity Portfolio*
58,722,301	107,053,150	24,996,700	40,741,281	(4,482,441)	177,037,591	17,271,960	—

AST Goldman Sachs Small-Cap Value Portfolio*
68,867,896	14,754,854	19,534,000	(9,389,727)	5,711,121	60,410,144	2,356,090	—

B16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Government Money Market Portfolio*
$255,014	$569	$—	$—	$—	$255,583	255,583	$570

AST High Yield Portfolio*
175,982,310	92,420,000	81,356,000	(15,050,980)	15,567,539	187,562,869	16,058,465	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
28,227,239	27,027,440	9,788,108	1,276,880	(1,583,640)	45,159,811	1,361,465	—

AST International Growth Portfolio*
211,348,518	49,217,600	100,198,000	32,623	32,272,049	192,672,790	7,146,617	—

AST International Value Portfolio*
289,695,478	90,001,800	111,100,000	(29,762,733)	5,775,904	244,610,449	11,467,907	—

AST Jennison Large-Cap Growth Portfolio*
16,094,289	9,044,729	8,844,326	3,997,910	1,706,059	21,998,661	352,543	—

AST Loomis Sayles Large-Cap Growth Portfolio*
27,505,885	9,043,402	16,837,888	488,350	3,827,958	24,027,707	285,840	—

AST MFS Growth Portfolio*
15,592,214	10,611,395	8,838,326	1,696,788	1,443,466	20,505,537	470,958	—

AST MFS Large-Cap Value Portfolio*
64,074,766	22,728,895	25,597,921	(5,110,545)	4,072,637	60,167,832	2,479,103	—

AST Mid-Cap Growth Portfolio*
109,221,714	30,291,042	40,091,600	11,250,645	12,914,565	123,586,366	7,807,098	—

AST Neuberger Berman Long/Short Portfolio*
25,328,222	—	26,481,411	(2,672,222)	3,825,411	—	—	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
94,456,857	29,587,819	33,862,500	(11,117,545)	1,914,101	80,978,732	2,335,700	—

AST PIMCO Dynamic Bond Portfolio*
10,770,780	5,539,000	16,518,691	(462,916)	671,827	—	—	—

AST Prudential Core Bond Portfolio*
94,885,865	57,058,024	56,951,000	(2,949,858)	8,556,274	100,599,305	7,084,458	—

AST QMA International Core Equity Portfolio*
208,134,443	50,596,000	81,449,000	3,137,658	(10,291,614)	170,127,487	12,648,884	—

AST QMA US Equity Alpha Portfolio*
117,734,529	25,168,700	62,519,000	(44,499,100)	24,367,454	60,252,583	1,820,870	—

AST Small-Cap Growth Opportunities Portfolio*
9,893,465	5,635,236	3,888,000	3,824,035	(1,009,610)	14,455,126	443,137	—

AST Small-Cap Growth Portfolio*
9,432,098	5,635,237	3,883,000	4,744,455	(1,177,804)	14,750,986	187,385	—

AST Small-Cap Value Portfolio*
65,456,429	24,984,852	27,653,000	(2,895,094)	(1,578,921)	58,314,266	1,995,697	—

AST T. Rowe Price Large-Cap Growth Portfolio*
19,691,007	11,461,353	10,749,283	3,800,747	984,024	25,187,848	390,388	—

AST T. Rowe Price Large-Cap Value Portfolio*
61,521,358	21,304,429	35,424,545	(843,545)	(1,268,852)	45,288,845	2,576,157	—

AST T. Rowe Price Natural Resources Portfolio*
15,305,391	—	10,653,999	(1,225,033)	(3,388,691)	37,668	1,711	—

B17

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST WEDGE Capital Mid-Cap Value Portfolio*
$94,362,721	$29,587,819	$33,896,500	$(19,554,884)	$8,549,438	$79,048,594	3,273,234	$—
AST Western Asset Core Plus Bond Portfolio*
76,797,132	45,034,951	45,306,500	(564,950)	5,394,584	81,355,217	5,352,317	—
PGIM Core Ultra Short Bond Fund*
332,076,058	3,574,861,646	3,456,503,858	(1)	—	450,433,845	450,433,845	3,814,162
PGIM Institutional Money Market Fund*
93,067,717	508,816,408	548,359,915	(7,971)	(74,849)	53,441,390	53,468,125	128,360	**

$2,992,540,687	$5,011,015,716	$5,227,138,045	$(181,111,346)	$166,248,275	$2,761,555,287		$3,943,092

Capital Growth Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$269,533,474	$104,246,899	$363,921,660	$(15,728,202)	$5,869,489	$—	—	$—

AST AQR Emerging Markets Equity Portfolio*
18,698,315	5,739,999	19,686,861	(829,740)	(3,921,713)	—	—	—

AST AQR Large-Cap Portfolio*
1,043,182,658	41,809,999	904,988,276	(371,486,409)	191,482,028	—	—	—

AST BlackRock/Loomis Sayles Bond Portfolio*
242,465,378	90,818,200	124,868,718	2,094,865	11,087,653	221,597,378	13,945,713	—

AST ClearBridge Dividend Growth Portfolio*
1,090,477,871	588,449,320	918,372,958	(176,198,499)	142,478,172	726,833,906	31,546,610	—

AST Emerging Markets Equity Portfolio*
8,942,132	88,000,462	10,252,500	13,951,433	(1,731,536)	98,909,991	9,649,755	—

AST Global Bond Portfolio*
658,410,901	842,013,019	596,003,759	(7,552,743)	62,203,557	959,070,975	77,846,670	—

AST Goldman Sachs Global Income Portfolio*
135,296,490	243,876,345	374,961,201	(9,903,913)	5,692,279	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*
152,327,780	53,235,000	46,560,000	(20,817,235)	17,057,846	155,243,391	6,054,734	—

AST High Yield Portfolio*
12,542,734	53,755,000	3,990,000	1,567,253	(250,161)	63,624,826	5,447,331	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
349,313,861	550,333,704	234,345,000	54,172,248	(48,178,369)	671,296,444	20,238,060	—

AST International Growth Portfolio*
691,773,472	151,862,400	300,492,500	44,260,701	77,755,816	665,159,889	24,672,103	—

AST International Value Portfolio*
683,165,888	232,130,800	208,830,000	(8,712,195)	(29,530,687)	668,223,806	31,327,886	—

AST Jennison Large-Cap Growth Portfolio*
431,758,541	233,097,495	258,083,212	64,573,968	108,337,576	579,684,368	9,289,813	—

AST Large-Cap Core Portfolio*
1,050,683,747	989,020,871	450,153,416	75,502,965	138,520,985	1,803,575,152	75,055,146	—

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Loomis Sayles Large-Cap Growth Portfolio*
$736,131,037	$239,096,442	$481,069,679	$(64,440,245)	$207,454,161	$637,171,716	7,579,963	$—
AST MFS Growth Portfolio*
421,536,990	268,826,542	247,984,471	(13,214,876)	110,967,098	540,131,283	12,405,404	—
AST MFS Large-Cap Value Portfolio*
819,364,828	394,431,100	346,062,726	(56,918,062)	83,524,350	894,339,490	36,849,587	—
AST Mid-Cap Growth Portfolio*
58,926,833	27,191,779	37,690,000	682,602	10,888,902	60,000,116	3,790,279	—
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
32,151,930	17,262,364	14,405,547	(141,333)	(1,477,915)	33,389,499	963,066	—
AST PIMCO Dynamic Bond Portfolio*
53,559,093	22,054,628	73,697,912	(2,098,822)	183,013	—	—	—
AST Prudential Core Bond Portfolio*
939,040,458	340,123,900	540,830,245	(17,836,917)	56,215,381	776,712,577	54,698,069	—
AST QMA International Core Equity Portfolio*
580,001,070	178,097,700	181,210,000	18,677,460	(17,806,581)	577,759,649	42,956,108	—
AST Small-Cap Growth Opportunities Portfolio*
131,208,660	38,533,700	70,405,000	8,532,459	12,753,259	120,623,078	3,697,826	—
AST Small-Cap Growth Portfolio*
135,151,117	38,683,001	70,405,000	18,188,916	16,174,854	137,792,888	1,750,418	—
AST Small-Cap Value Portfolio*
113,561,669	88,520,901	77,265,000	14,326,256	(20,770,841)	118,372,985	4,051,095	—
AST T. Rowe Price Large-Cap Growth Portfolio*
527,513,121	290,071,662	307,080,000	35,416,933	117,570,235	663,491,951	10,283,508	—
AST T. Rowe Price Large-Cap Value Portfolio*
775,169,934	602,346,468	695,553,182	23,843,738	(32,587,696)	673,219,262	38,294,611	—
AST Templeton Global Bond Portfolio*
905,725	—	871,747	(33,978)	—	—	—	—
AST WEDGE Capital Mid-Cap Value Portfolio*
30,768,202	18,863,919	14,208,000	(61,375)	(1,978,874)	33,383,872	1,382,355	—
AST Western Asset Core Plus Bond Portfolio*
387,301,325	304,327,650	206,900,000	6,326,996	17,152,832	508,208,803	33,434,790	—
AST Western Asset Emerging Markets Debt Portfolio*
11,768,103	39,595,000	3,590,000	1,983,732	(309,400)	49,447,435	3,765,989	—
PGIM Core Ultra Short Bond Fund*
1,644,230,498	8,470,860,807	8,102,724,943	—	—	2,012,366,362	2,012,366,362	14,946,017

$14,236,863,835	$15,647,277,076	$16,287,463,513	$(381,872,019)	$1,234,825,713	$14,449,631,092		$14,946,017

ClearBridge Dividend Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$94,439,528	$616,038,101	$677,126,830	$(11,586)	$37,314	$33,376,527	33,393,224	$191,793	**

B19

Goldman Sachs Multi-Asset

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$371,356,427	$4,045,280,316	$3,860,751,578	$—	$—	$555,885,165	555,885,165	$4,227,815
PGIM Institutional Money Market Fund*
74,870,864	698,266,343	675,939,168	(15,699)	(92,678)	97,089,662	97,138,231	215,820	**

$446,227,291	$4,743,546,659	$4,536,690,746	$(15,699)	$(92,678)	$652,974,827		$4,443,635

J.P. Morgan Global Thematic

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$337,446,025	$3,032,853,415	$3,154,500,446	$—	$—	$215,798,994	215,798,994	$2,739,364
PGIM Institutional Money Market Fund*
142,930,113	952,680,546	878,741,599	(33,533)	(165,402)	216,670,125	216,778,515	423,824	**
Prudential Financial Inc.*
—	659,290	685,724	—	26,434	—	—	—

$480,376,138	$3,986,193,251	$4,033,927,769	$(33,533)	$(138,968)	$432,469,119		$3,163,188

J.P. Morgan Strategic Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$203,199,834	$2,113,827,576	$2,129,119,863	$—	$—	$187,907,547	187,907,547	$1,819,283
PGIM Institutional Money Market Fund*
104,355,154	625,131,762	578,151,188	(23,478)	(126,972)	151,185,278	151,260,908	271,202	**

$307,554,988	$2,738,959,338	$2,707,271,051	$(23,478)	$(126,972)	$339,092,825		$2,090,485

Legg Mason Diversified Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Western Asset Core Plus Bond Portfolio*
$67,411,253	$51,833,000	$54,789,000	$(1,232,171)	$4,692,843	$67,915,925	4,468,153	$—
AST Western Asset Emerging Markets Debt Portfolio*
13,635,273	8,044,999	9,431,000	471,594	328,240	13,049,106	993,839	—
PGIM Core Ultra Short Bond Fund*
8,847,269	728,929,944	679,461,834	—	—	58,315,379	58,315,379	255,091
PGIM Institutional Money Market Fund*
28,463,069	140,608,313	146,589,054	(2,716)	(29,243)	22,450,369	22,461,599	58,847	**

$118,356,864	$929,416,256	$890,270,888	$(763,293)	$4,991,840	$161,730,779		$313,938

B20

T. Rowe Price Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$286,207,699	$2,751,316,934	$2,619,966,098	$—	$—	$417,558,535	417,558,535	$2,098,731
PGIM Institutional Money Market Fund*
124,289,210	554,033,997	546,173,597	(24,968)	(106,242)	132,018,400	132,084,442	284,152	**

$410,496,909	$3,305,350,931	$3,166,139,695	$(24,968)	$(106,242)	$549,576,935		$2,382,883

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

B21

The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
Academic Strategies	$23,119,000	2.43%	9	$100,000,000	$—
ClearBridge Dividend Growth	2,168,357	1.86	14	6,834,000	—
J.P. Morgan Strategic Opportunities	1,066,000	2.14	5	2,476,000	—
Legg Mason Diversified Growth	15,755,500	2.29	6	49,188,000	—
T. Rowe Price Growth Opportunities	67,414,750	2.14	4	225,277,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Academic Strategies	3	99.9%
Capital Growth Asset Allocation	3	99.9
ClearBridge Dividend Growth	4	88.5
Goldman Sachs Multi-Asset	3	99.9
J.P. Morgan Global Thematic	3	99.9
J.P. Morgan Strategic Opportunities	3	99.9
Legg Mason Diversified Growth	2	100.0
T. Rowe Price Growth Opportunities	2	100.0

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk:    A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may

B22

occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

B23

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:    A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

B24

Investment Style Risk:    Securities held by a Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, a Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

B25

Master Limited Partnerships Risk:    A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Real Estate Risk:     Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Short Sale Risk:    A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020

B26

through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

11.	Subsequent Event

On September 10, 2020, the Board approved the reorganization (the “Reorganization”) of Goldman Sachs Multi-Asset (the “Target Portfolio”) into J.P. Morgan Strategic Opportunities (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the Reorganization at a meeting on January 7, 2021 and the Reorganization took place at the close of business on February 19, 2021. Upon completion of the Reorganization, the Acquiring Portfolio’s name will be changed to the AST J.P. Morgan Tactical Preservation Portfolio.

B27

Financial Highlights

AST Academic Strategies Asset Allocation Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.12	$13.89		$15.12		$13.43	$12.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.09		0.07		0.03	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	2.14		(1.30)		1.66	0.79

Total from investment operations	0.68	2.23		(1.23)		1.69	0.80

Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$16.80	$16.12		$13.89		$15.12	$13.43

Total Return(f)	4.22%	16.05	%(g)	(8.13	)%(g)	12.58%	6.33	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,431	$4,662		$3,882		$5,726	$5,438
Average net assets (in millions)	$3,925	$4,509		$5,070		$5,635	$5,544
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement(i)	0.82%	0.81%		0.80%		0.80%	0.84%
Expenses before waivers and/or expense reimbursement(i)	0.83%	0.82%		0.81%		0.81%	0.84%
Net investment income (loss)	0.08%	0.60%		0.45%		0.21%	0.05%
Portfolio turnover rate(j)(k)	452%	243%		171%		140%	130%

AST Capital Growth Asset Allocation Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.76	$17.80		$18.98		$16.10	$15.07

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.03		0.02		— (d)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.93	3.93		(1.20)		2.88	1.04

Total from investment operations	2.92	3.96		(1.18)		2.88	1.03

Capital Contributions	—	—	(b)(d)	—		—	—

Net Asset Value, end of year	$24.68	$21.76		$17.80		$18.98	$16.10

Total Return(f)	13.42%	22.25	%(g)	(6.22)%		17.89%	6.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,643	$14,290		$12,090		$14,539	$12,753
Average net assets (in millions)	$12,945	$13,724		$14,194		$13,771	$12,302
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.16%	0.16%		0.15%		0.15%	0.16%
Expenses before waivers and/or expense reimbursement	0.16%	0.16%		0.16%		0.16%	0.16%
Net investment income (loss)	(0.04)%	0.12%		0.09%		(0.03)%	(0.09)%
Portfolio turnover rate(k)	61%	26%		15%		17%	21%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.04%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST ClearBridge Dividend Growth Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.00	$16.79		$17.63		$14.89	$12.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.27		0.26		0.23	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.75 (b)	4.94		(1.10)		2.51	1.72

Total from investment operations	1.04	5.21		(0.84)		2.74	1.93

Capital Contributions	—	—	(c)(d)(e)	—	(d)(e)	—	—	(e)(f)

Net Asset Value, end of year	$23.04	$22.00		$16.79		$17.63	$14.89

Total Return(g)	4.73%	31.03	%(h)	(4.76	)%(h)	18.40%	14.89	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,715	$2,469		$1,337		$1,693	$1,492
Average net assets (in millions)	$1,972	$1,884		$1,564		$1,593	$1,307
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%		0.89%		0.84%	0.82%
Expenses before waivers and/or expense reimbursement	0.92%	0.92%		0.93%		0.93%	0.93%
Net investment income (loss)	1.42%	1.33%		1.47%		1.40%	1.49%
Portfolio turnover rate(j)	69%	18%		9%		16%	13%

AST Goldman Sachs Multi-Asset Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.29	$13.17		$14.17		$12.62	$11.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.28		0.28		0.20	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	1.84		(1.28)		1.35	0.48

Total from investment operations	1.35	2.12		(1.00)		1.55	0.63

Capital Contributions	—	—	(c)(d)(e)	—	(d)(e)	—	—	(e)(f)

Net Asset Value, end of year	$16.64	$15.29		$13.17		$14.17	$12.62

Total Return(g)	8.97%	16.02	%(h)	(7.06	)%(h)	12.28%	5.25	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,848	$2,896		$2,390		$3,244	$2,586
Average net assets (in millions)	$2,545	$2,777		$2,996		$3,017	$2,587
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.89%	0.91%		0.93%		0.94%	0.90%
Expenses before waivers and/or expense reimbursement	1.04%	1.06%		1.05%		1.07%	1.09%
Net investment income (loss)	0.79%	1.95%		1.99%		1.45%	1.26%
Portfolio turnover rate(j)(k)	401%	319%		228%		191%	234%

(a)	Calculated based on average shares outstanding during the year.

(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST J.P. Morgan Global Thematic Portfolio

	Year Ended December 31,
	2020		2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.01		$15.08		$16.28		$13.92	$13.23

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17		0.27		0.26		0.19	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20		2.66		(1.46)		2.17	0.51

Total from investment operations	2.37		2.93		(1.20)		2.36	0.69

Capital Contributions	—		—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$20.38		$18.01		$15.08		$16.28	$13.92

Total Return(f)	13.16%		19.43	%(g)	(7.37	)%(g)	16.95%	5.22	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,341		$3,285		$2,752		$3,458	$2,978
Average net assets (in millions)	$2,893		$3,146		$3,319		$3,231	$2,880
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.06	%(i)	1.06%		1.05%		1.05%	1.06%
Expenses before waivers and/or expense reimbursement	1.06	%(i)	1.06%		1.05%		1.05%	1.06%
Net investment income (loss)	0.94%		1.59%		1.59%		1.27%	1.38%
Portfolio turnover rate(j)	138%		104%		71%		58%	87%

AST J.P. Morgan Strategic Opportunities Portfolio

	Year Ended December 31,
	2020		2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.80		$18.14		$19.12		$17.05	$16.42

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.36		0.33		0.27	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		2.30		(1.31)		1.80	0.39

Total from investment operations	2.36		2.66		(0.98)		2.07	0.63

Capital Contributions	—		—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)

Net Asset Value, end of year	$23.16		$20.80		$18.14		$19.12	$17.05

Total Return(f)	11.35%		14.61	%(g)	(5.13	)%(g)	12.14%	3.84	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,286		$2,288		$2,018		$2,601	$2,514
Average net assets (in millions)	$2,061		$2,245		$2,427		$2,578	$2,568
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.12	%(k)	1.12	%(k)	1.11	%(k)	1.11%	1.15	%(k)
Expenses before waivers and/or expense reimbursement	1.13	%(k)	1.13	%(k)	1.12	%(k)	1.12%	1.16	%(k)
Net investment income (loss)	1.12%		1.84%		1.75%		1.49%	1.44%
Portfolio turnover rate(j)	150%		89%		84%		70%	90%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% for the year ended December 31, 2020.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01%, 0.02%, 0.01% and 0.04% for the years ended December 31, 2020, 2019, 2018, and 2016, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST Legg Mason Diversified Growth Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.67	$11.56		$12.32		$10.75	$9.87

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.23		0.19		0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	1.88		(0.95)		1.41	0.74

Total from investment operations	0.83	2.11		(0.76)		1.57	0.88

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	—

Net Asset Value, end of year	$14.50	$13.67		$11.56		$12.32	$10.75

Total Return(d)	6.07%	18.25	%(e)	(6.17	)%(e)	14.60%	8.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$568	$555		$357		$333	$187
Average net assets (in millions)	$466	$491		$394		$260	$122
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%		0.95%		0.96%	0.97%
Expenses before waivers and/or expense reimbursement	1.07%	1.06%		1.07%		1.11%	1.23%
Net investment income (loss)	1.25%	1.82%		1.57%		1.41%	1.32%
Portfolio turnover rate(g)	114%	33%		43%		23%	40%

AST T. Rowe Price Growth Opportunities Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.84	$12.70		$13.75		$11.42	$10.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.18		0.17		0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.09	2.96		(1.22)		2.22	0.49

Total from investment operations	2.17	3.14		(1.05)		2.33	0.59

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	—	(c)(h)

Net Asset Value, end of year	$18.01	$15.84		$12.70		$13.75	$11.42

Total Return(d)	13.70%	24.72	%(e)	(7.64	)%(e)	20.40%	5.45	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,360	$2,950		$1,619		$1,400	$838
Average net assets (in millions)	$2,672	$2,460		$1,753		$1,088	$677
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%		1.01%		1.02%	1.07%
Expenses before waivers and/or expense reimbursement	1.00%	1.00%		1.02%		1.03%	1.07%
Net investment income (loss)	0.54%	1.23%		1.23%		0.88%	0.94%
Portfolio turnover rate(g)	171%	69%		83%		56%	80%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Legg Mason Diversified Growth Portfolio and AST T. Rowe Price Growth Opportunities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Legg Mason Diversified Growth Portfolio and AST T. Rowe Price Growth Opportunities Portfolio (eight of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Multi-Sector Fixed Income Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	12.65%	8.38%	5.81%
Blended Index	11.64	8.47	5.92
Bloomberg Barclays US Long Corporate Index	13.94	10.25	7.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Multi-Sector Fixed Income Portfolio returned 12.65%. The Portfolio outperformed the Blended Index and underperformed the Bloomberg Barclays US Long Corporate Index.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply in March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). With the economy decelerating rapidly and financial markets selling off sharply in the first quarter, the Fed quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period amid improving economic data and a gradual reopening of the economy. This optimism was somewhat offset by threats of a second COVID-19 wave. However, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period. Long US corporate bonds were among the top-performing fixed income asset classes, returning 13.94% during the period.

US Treasury rates rallied and the yield curve steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. In early August, the US 10-year Treasury yield dropped to its low for the period as COVID-19 cases flared up across the country, with the yield dropping to 50 basis points and the curve flattening amid uncertainty over the economic reopening. (One basis point is 0.01%). The Treasury curve then steepened in the last part of the period after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% inflation target.

What strategies or holdings affected the Portfolio’s performance?

Overall security selection was the primary driver of outperformance during the period. This was mostly due to bond selection within investment-grade corporates. Within credit, the Portfolio benefited from positioning in the upstream energy, healthcare & pharmaceutical, and automotive sectors. Meanwhile, positioning in the telecom, capital goods, and tobacco sectors detracted from the Portfolio’s performance. From a single-name perspective, the Portfolio benefited from overweights to Occidental Petroleum Corp. (upstream energy), The Boeing Co. (aerospace & defense), Western Midstream Operating LP (midstream energy), and Ford Motor Co. (automotive). Overweights to JP Morgan Chase & Co. (banking) and Entergy Louisiana LLC (electric utilities), along with an underweight to General Electric Co. (capital goods), detracted from the Portfolio’s performance. Sector allocation also contributed to the Portfolio’s performance, with underweights to investment-grade corporates and emerging markets both contributing positively. Overweights to commercial mortgage-backed securities and municipals contributed negatively. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on the Portfolio’s performance during the period. The Portfolio used futures to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash bonds. The Portfolio also used foreign exchange forwards to hedge the currency risk on non-dollar holdings. The use of these derivatives had a modestly negative impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST Multi-Sector Fixed Income Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Multi-Sector Fixed Income (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	8.5%
AA	4.7%
A	24.3%
BBB	55.8%
BB	6.0%
B	0.3%
NR	0.1%
Cash & Equivalents	0.3%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg Barclays US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

Bloomberg Barclays U.S. Long Corporate Index is an unmanaged index designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$1,070.10	0.72%	$3.75
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66

*Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.9%

ASSET-BACKED SECURITIES — 0.5%
Collateralized Loan Obligations
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.987%(c)	04/15/29	20,000	$19,951,440
Octagon Investment Partners 44 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.518%(c)	07/20/32	40,000	40,076,864
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR3, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.498%(c)	07/20/29	29,577	29,577,055

TOTAL ASSET-BACKED SECURITIES (cost $89,404,670)			89,605,359

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.8%
BANK,
Series 2018-BN15, Class A3
4.138%	11/15/61	13,000	15,229,716
Benchmark Mortgage Trust,
Series 2018-B07, Class A3
4.241%	05/15/53	13,000	15,261,890
CD Mortgage Trust,
Series 2018-CD07, Class A3
4.013%	08/15/51	25,000	29,194,552
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	3,435	3,626,457
Series 2014-GC23, Class A3
3.356%	07/10/47	15,666	16,965,223
Series 2015-GC29, Class A3
2.935%	04/10/48	14,927	15,920,962
Series 2015-GC31, Class A3
3.497%	06/10/48	14,781	16,326,679
Series 2015-GC33, Class A3
3.515%	09/10/58	19,680	21,236,464
Series 2016-C01, Class A3
2.944%	05/10/49	20,000	21,419,302
Series 2016-C02, Class A3
2.575%	08/10/49	17,500	18,565,118
Series 2016-P04, Class A3
2.646%	07/10/49	35,000	36,532,174
Series 2016-P06, Class A4
3.458%	12/10/49	5,500	6,222,240
Series 2017-P07, Class A3
3.442%	04/14/50	20,000	22,519,700
Series 2018-C06, Class A3
4.145%	11/10/51	16,375	19,051,990
Commercial Mortgage Trust,
Series 2014-CR15, Class A3
3.796%	02/10/47	8,000	8,697,162
Series 2014-CR18, Class A4
3.550%	07/15/47	9,513	10,309,856
Series 2014-UBS04, Class A4
3.420%	08/10/47	10,000	10,627,174
Series 2014-UBS06, Class A4
3.378%	12/10/47	2,000	2,173,312

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR22, Class A4
3.048%	03/10/48	15,000	$16,275,026
Series 2015-CR26, Class A3
3.359%	10/10/48	16,991	18,370,823
Series 2015-DC01, Class A4
3.078%	02/10/48	10,000	10,538,326
Series 2015-LC21, Class A3
3.445%	07/10/48	17,000	18,436,568
Series 2015-PC01, Class A4
3.620%	07/10/50	10,393	10,987,800
Series 2016-COR01, Class A3
2.826%	10/10/49	25,000	26,745,017
Series 2016-DC02, Class A4
3.497%	02/10/49	18,000	20,054,401
Series 2017-COR02, Class A2
3.239%	09/10/50	45,000	50,172,336
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A3
3.447%	08/15/48	19,000	20,514,080
Series 2015-C04, Class A3
3.544%	11/15/48	29,293	32,133,967
Series 2018-CX11, Class A4
3.766%	04/15/51	15,000	17,068,083
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A
3.015%	05/10/49	10,000	10,649,073
Series 2016-C03, Class A4
2.632%	08/10/49	15,000	16,161,794
Series 2017-C06, Class A3
3.269%	06/10/50	45,800	48,866,072
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4
3.587%	06/10/47	3,000	3,204,356
Series 2016-GS02, Class A3
2.791%	05/10/49	20,000	21,368,106
Series 2016-GS03, Class A3
2.592%	10/10/49	25,000	26,680,307
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3
3.928%	01/15/47	3,677	3,903,247
Series 2014-C22, Class A3A1
3.538%	09/15/47	13,277	14,245,747
Series 2015-C30, Class A4
3.551%	07/15/48	18,000	19,702,733
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A4
3.758%	03/10/52	50,750	58,024,236
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	906	942,551
Series 2016-JP02, Class A3
2.559%	08/15/49	17,277	18,400,819
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A3
3.473%	12/15/47	22,000	23,840,824

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49		10,000	$10,614,248
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4
3.212%	11/15/50		10,000	11,043,678
Series 2018-C12, Class A4
4.030%	08/15/51		25,000	29,132,545
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		14,409	15,342,941
Series 2015-C29, Class A3
3.368%	06/15/48		12,515	13,801,771
Series 2015-LC20, Class A4
2.925%	04/15/50		15,000	16,027,752
Series 2016-C35, Class A3
2.674%	07/15/48		25,000	26,631,223
Series 2016-LC24, Class A3
2.684%	10/15/49		35,000	37,878,711
Series 2016-NXS06, Class A3
2.642%	11/15/49		20,000	21,476,678
Series 2017-C42, Class A3
3.330%	12/15/50		15,000	16,977,825
Series 2019-C49, Class A4
3.760%	03/15/52		28,500	32,904,045
Series 2019-C51, Class A3
3.055%	06/15/52		35,000	38,289,909

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $982,808,953)				1,067,287,589

CORPORATE BONDS — 90.6%
Aerospace & Defense — 1.9%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34		15,951	16,821,858
3.750%	02/01/50	(a)	5,925	6,202,912
3.825%	03/01/59		1,500	1,515,490
3.900%	05/01/49	(a)	17,990	18,787,938
3.950%	08/01/59	(a)	32,040	34,154,782
4.508%	05/01/23		12,677	13,661,630
5.805%	05/01/50	(a)	45,415	62,464,551
5.930%	05/01/60		72,550	102,545,738
7.875%	04/15/43		13,929	21,101,248
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/50	(a)	8,105	11,030,978
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/23		5,675	6,123,575
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/45		3,218	3,996,635
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.750%	06/01/43	(a)	500	668,520
5.250%	05/01/50	(a)	12,500	18,535,392

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26		2,000	$2,647,039
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46		3,050	3,633,254
4.150%	05/15/45		1,150	1,449,764
4.450%	11/16/38		1,400	1,777,849
4.500%	06/01/42		1,246	1,623,799
6.050%	06/01/36		5,000	7,255,529
6.125%	07/15/38	(a)	5,804	8,666,177

				344,664,658

Agriculture — 0.7%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		8,580	8,914,839
9.950%	11/10/38		501	828,433
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
3.250%	03/27/30		5,670	6,552,008
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		30,093	32,579,676
4.390%	08/15/37		39,700	44,376,631
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	02/11/23		15,483	16,227,943
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25		7,837	8,941,217
5.700%	08/15/35		2,240	2,840,698
5.850%	08/15/45		6,490	8,241,532
7.000%	08/04/41		3,275	4,446,660
8.125%	05/01/40		650	953,209

				134,902,846

Airlines — 1.0%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	(a)	3,214	2,722,665
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		8,843	8,289,120
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29		3,328	3,276,145
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		4,362	4,321,622
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		233	236,211
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	(a)	367	375,434

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22	(a)	68,197	$70,125,059
3.750%	10/28/29	(a)	16,034	15,366,695
7.375%	01/15/26	(a)	9,485	10,866,701
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		2,070	2,216,028
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	(a)	7,520	8,940,396
5.250%	05/04/25		24,390	28,276,765
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		1,198	1,210,834
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		3,950	4,011,521
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		19,353	19,442,236
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		174	161,177

				179,838,609

Auto Manufacturers — 2.1%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22		1,300	1,330,459
2.875%	03/10/21		3,500	3,515,769
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30		968	1,247,045
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)	6,670	6,760,190
6.375%	02/01/29		2,870	3,226,724
7.450%	07/16/31		9,116	11,685,797
7.750%	06/15/43		1,510	1,807,692
8.900%	01/15/32	(a)	891	1,199,493
9.980%	02/15/47	(a)	5,300	7,727,239
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.219%	01/09/22		7,350	7,435,360
3.339%	03/28/22	(a)	20,000	20,259,256
3.350%	11/01/22		35,700	36,246,721
3.813%	10/12/21	(a)	1,835	1,857,071
4.271%	01/09/27	(a)	1,775	1,861,736
4.687%	06/09/25	(a)	34,740	37,069,524
5.085%	01/07/21		4,900	4,900,000
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		3,785	4,542,009
5.200%	04/01/45	(a)	8,978	10,854,328
5.400%	04/01/48		4,065	5,105,713
5.950%	04/01/49	(a)	11,403	15,366,159

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
6.250%	10/02/43			45,675	$61,596,086
6.600%	04/01/36			13,335	18,114,277
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21			8,500	8,588,311
3.450%	01/14/22			11,580	11,874,590
3.950%	04/13/24	(a)		3,525	3,843,221
4.000%	01/15/25	(a)		372	409,607
4.000%	10/06/26			6,525	7,354,685
4.300%	07/13/25			440	493,387
4.350%	01/17/27			4,835	5,503,685
5.250%	03/01/26	(a)		11,130	13,101,789
Sr. Unsec’d. Notes
3.550%	07/08/22	(a)		23,300	24,341,127
4.200%	11/06/21			20,500	21,109,977
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.000%	11/12/21			3,860	3,978,878
Volkswagen International Finance NV (Germany),
Gtd. Notes, Series 10Y
1.875%	03/30/27		EUR	15,000	20,045,099

					384,353,004

Auto Parts & Equipment — 0.0%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22	(a)		7,747	7,979,089

Banks — 10.3%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23			6,600	6,948,499
3.500%	04/11/22			5,000	5,179,922
3.800%	02/23/28			4,400	4,986,599
4.379%	04/12/28	(a)		8,200	9,595,506
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)		6,300	7,132,149
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(a)(rr)		3,075	3,572,734
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(a)(rr)		3,315	3,749,030
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)		22,000	23,190,316
Jr. Sub. Notes, Series MM
4.300%(ff)	—	(a)(rr)		26,735	27,487,482
Jr. Sub. Notes, Series X
6.250%(ff)	—	(rr)		5,075	5,631,598
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28	(a)		22,418	25,312,479
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41	(a)		54,760	57,034,228
2.884%(ff)	10/22/30			11,865	12,977,436
3.194%(ff)	07/23/30			5,180	5,794,093
3.824%(ff)	01/20/28			67,232	77,176,087
4.083%(ff)	03/20/51			38,060	48,128,394
4.271%(ff)	07/23/29			3,600	4,281,964
4.330%(ff)	03/15/50			10,295	13,400,251

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.000%	01/21/44		16,835	$23,659,542
Sub. Notes
6.110%	01/29/37	(a)	1,000	1,455,653
Sub. Notes, MTN
4.000%	01/22/25		12,425	13,962,436
4.450%	03/03/26		33,340	38,874,464
Sub. Notes, Series L, MTN
3.950%	04/21/25		10,185	11,472,875
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	—	(rr)	11,245	11,932,857
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	775	855,658
3.932%(ff)	05/07/25		22,715	24,872,488
4.375%	01/12/26	(a)	16,550	19,082,802
4.610%(ff)	02/15/23	(a)	30,520	31,857,529
4.950%	01/10/47	(a)	9,452	12,879,901
Sub. Notes
5.088%(ff)	06/20/30	(a)	12,000	14,405,155
5.200%	05/12/26		5,100	5,947,202
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28	(a)	21,190	25,099,455
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	(a)	12,605	13,751,848
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	01/11/28		4,000	4,443,466
Citigroup, Inc.,
Jr. Sub. Notes, Series U
5.000%(ff)	—	(rr)	35,500	36,862,655
Jr. Sub. Notes, Series V
4.700%(ff)	—	(a)(rr)	19,970	20,518,312
Sr. Unsec’d. Notes
3.668%(ff)	07/24/28		34,800	39,585,848
3.700%	01/12/26		1,800	2,046,498
3.887%(ff)	01/10/28		385	442,296
4.650%	07/23/48	(a)	24,735	34,023,567
5.875%	01/30/42		8,365	12,758,351
6.875%	02/15/98		2,825	4,692,893
8.125%	07/15/39		2,000	3,578,423
Sub. Notes
4.400%	06/10/25		5,400	6,190,974
4.450%	09/29/27		6,760	7,979,316
4.600%	03/09/26		425	498,291
4.750%	05/18/46		1,045	1,383,837
5.500%	09/13/25		6,146	7,389,885
6.000%	10/31/33		2,155	2,955,570
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,000	1,110,392
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	(a)	1,665	1,849,331
3.800%	06/09/23		16,907	18,199,839

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23	(a)	4,840	$5,058,946
3.869%(ff)	01/12/29		12,455	14,093,800
4.207%(ff)	06/12/24		4,560	4,939,042
4.282%	01/09/28	(a)	7,135	8,263,858
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25	(a)	4,815	5,158,468
5.000%(ff)	01/12/23		6,353	6,608,988
5.375%	01/12/24	(a)	14,400	16,251,896
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.150%	01/22/21		11,390	11,401,990
3.950%	02/27/23	(a)	1,500	1,592,663
4.250%	02/04/21		29,170	29,245,681
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		40,200	42,021,349
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		2,205	2,469,417
4.200%	08/08/23		725	793,332
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%
4.128%(c)	—	(a)(rr)	8,100	8,069,354
Jr. Sub. Notes, Series O
5.300%(ff)	—	(a)(rr)	5,250	5,770,876
Sr. Unsec’d. Notes
3.500%	01/23/25		10,540	11,629,415
3.500%	11/16/26		9,640	10,824,364
3.750%	05/22/25		2,700	3,029,364
3.750%	02/25/26		1,500	1,705,362
3.850%	01/26/27		42,400	48,427,368
5.750%	01/24/22		700	739,460
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44		2,375	3,281,881
Sub. Notes
5.150%	05/22/45		8,275	11,569,752
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26		5,260	5,382,600
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.950%	03/29/27		6,800	7,859,664
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/23/29	(a)	15,500	17,451,686
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC
4.625%(ff)	—	(a)(rr)	4,400	4,391,663
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(a)(rr)	32,730	34,381,108
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)	7,575	7,813,425
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.684%(c)	—	(a)(rr)	2,151	2,140,366
Jr. Sub. Notes, Series II
4.000%(ff)	—	(a)(rr)	26,715	26,782,513

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series Q
5.150%(ff)	—	(rr)	1,800	$1,863,387
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
3.545%(c)	—	(rr)	26,100	25,611,910
Jr. Sub. Notes, Series X
6.100%(ff)	—	(a)(rr)	6,000	6,569,941
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
4.014%(c)	—	(a)(rr)	6,990	6,986,580
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41	(a)	34,035	34,981,349
2.739%(ff)	10/15/30		1,630	1,772,838
3.782%(ff)	02/01/28		5,000	5,742,475
3.882%(ff)	07/24/38	(a)	42,267	51,344,474
3.897%(ff)	01/23/49		3,000	3,783,852
3.964%(ff)	11/15/48		57,900	72,716,044
4.005%(ff)	04/23/29		11,035	12,939,824
4.032%(ff)	07/24/48		3,525	4,473,236
4.260%(ff)	02/22/48		31,042	40,693,431
4.452%(ff)	12/05/29		1,500	1,833,250
5.600%	07/15/41		1,100	1,655,488
Sub. Notes
4.125%	12/15/26		9,450	11,036,018
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		10,000	11,350,550
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.847%(c)	—	(a)(rr)	3,675	3,647,305
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810%
4.047%(c)	—	(a)(rr)	5,215	5,203,111
Sr. Unsec’d. Notes
3.625%	01/20/27		2,600	2,982,184
4.375%	01/22/47		3,800	5,158,442
4.457%(ff)	04/22/39		8,035	10,478,327
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		589	675,061
4.000%	07/23/25		12,793	14,629,478
4.431%(ff)	01/23/30		27,100	33,021,276
5.597%(ff)	03/24/51	(a)	33,500	53,883,503
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25		11,680	12,493,660
3.971%(ff)	07/22/38		17,130	21,181,870
6.375%	07/24/42		5,875	9,592,249
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		1,190	1,316,922
Sub. Notes, MTN
4.100%	05/22/23		60	65,034
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23		5,900	6,398,094
4.269%(ff)	03/22/25		22,710	25,091,173
4.445%(ff)	05/08/30	(a)	37,500	44,628,842
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.625%	09/29/22		13,300	14,025,072

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
3.750%	08/30/23		4,535	$4,905,214
Sub. Notes, 144A
4.250%	09/21/22		2,000	2,123,095
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24		510	549,778
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24		450	500,131
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	01/22/25	(a)	20,000	21,175,054
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
3.814%(c)	—	(rr)	5,005	4,990,864
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	—	(a)(rr)	41,460	43,630,083
Jr. Sub. Notes, Series P
4.950%(ff)	—	(a)(rr)	3,000	3,291,693
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		15,000	15,549,757
3.126%(ff)	08/13/30	(a)	15,000	16,771,620
4.125%	09/24/25		3,999	4,578,928
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22		14,525	15,318,548
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
5.013%(ff)	04/04/51	(a)	15,200	21,565,791
Sub. Notes, GMTN
4.900%	11/17/45		8,905	11,840,862
Sub. Notes, MTN
4.650%	11/04/44		3,135	4,009,596
4.750%	12/07/46	(a)	13,680	17,911,904

				1,905,887,195

Beverages — 2.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		31,770	40,268,647
4.900%	02/01/46	(a)	91,673	119,229,535
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43		13,125	15,085,515
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42	(a)	5,770	6,547,933
4.000%	04/13/28		8,950	10,556,661
4.375%	04/15/38	(a)	32,950	40,611,435
4.439%	10/06/48		15,865	19,670,792
4.600%	04/15/48	(a)	5,245	6,611,174
5.450%	01/23/39		6,345	8,566,389

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
5.550%	01/23/49		63,944	$90,535,641
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
4.450%	05/15/25		21,850	24,629,036
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
5.250%	11/26/43	(a)	2,400	3,370,126
Constellation Brands, Inc.,
Gtd. Notes
4.100%	02/15/48		4,600	5,559,293
4.250%	05/01/23		5,824	6,347,857
5.250%	11/15/48	(a)	23,729	33,234,390
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	11/15/45		17,400	22,265,257
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.450%	04/14/46	(a)	6,706	9,291,092
4.600%	07/17/45	(a)	6,445	8,991,880

				471,372,653

Biotechnology — 0.7%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.600%	08/19/26		800	873,315
3.625%	05/22/24		4,830	5,301,385
4.400%	05/01/45		18,243	23,103,543
4.663%	06/15/51	(a)	21,773	29,485,296
5.150%	11/15/41		6,183	8,533,220
Sr. Unsec’d. Notes, 144A
2.770%	09/01/53	(a)	8,613	8,614,485
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25		1,177	1,301,425
3.650%	03/01/26	(a)	12,295	13,940,867
4.500%	02/01/45		9,770	12,459,170
4.750%	03/01/46	(a)	6,095	8,072,704
4.800%	04/01/44		10,125	13,356,230

				125,041,640

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25		6,850	7,753,427
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.625%	07/02/44		5,204	6,752,080
4.950%	07/02/64		8,582	11,737,065
5.125%	09/14/45		1,158	1,593,530
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes
7.700%	02/15/26		1,500	1,882,954
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	(a)	1,125	1,252,760
4.250%	12/15/47		3,150	3,765,898

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Masco Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/47		8,500	$10,690,257
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		2,700	3,108,380
4.200%	12/01/24		4,868	5,412,388
4.300%	07/15/47		36,900	44,085,856
4.400%	01/30/48		12,540	15,118,168
7.000%	12/01/36		11,650	16,583,649
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	(a)	5,000	5,739,607
4.500%	06/15/47	(a)	35,588	43,937,746
4.700%	03/01/48		2,117	2,708,344

				182,122,109

Chemicals — 3.0%
Albemarle Corp.,
Sr. Unsec’d. Notes
4.150%	12/01/24		16,129	17,914,450
Ashland LLC,
Gtd. Notes
4.750%	08/15/22	(a)	676	708,415
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22		16,313	17,508,681
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	(a)	12,248	15,081,183
5.150%	03/15/34	(a)	9,996	12,281,313
5.375%	03/15/44	(a)	14,350	18,168,587
Sr. Sec’d. Notes, 144A
4.500%	12/01/26		21,044	24,959,702
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34		19,790	23,872,068
4.375%	11/15/42	(a)	41,030	50,306,797
4.800%	05/15/49	(a)	4,835	6,481,304
5.250%	11/15/41		2,271	3,009,374
5.550%	11/30/48	(a)	31,138	44,620,243
7.375%	11/01/29		17,388	24,784,695
9.400%	05/15/39		800	1,431,394
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38		4,268	5,772,229
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25		6,847	7,611,675
4.650%	10/15/44		2,530	3,196,780
4.800%	09/01/42		4,057	5,130,624
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		333	479,295
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	2,447	3,093,709

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
5.250%	07/15/43		19,805	$25,788,479
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40		17,500	18,681,373
3.625%	04/01/51	(a)	10,770	11,751,785
4.200%	10/15/49		1,523	1,778,328
4.200%	05/01/50	(a)	20,000	23,394,220
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		6,254	7,634,880
5.750%	04/15/24	(a)	7,500	8,633,120
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43		10,056	13,001,557
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.000%	04/01/25		800	866,496
3.150%	10/01/22		6,430	6,692,510
3.625%	03/15/24		6,045	6,567,201
4.125%	03/15/35		7,241	8,605,921
4.200%	04/01/29	(a)	735	877,306
4.900%	06/01/43		1,200	1,542,671
5.000%	04/01/49		5,145	7,077,941
5.250%	01/15/45		5,070	6,941,845
5.625%	12/01/40		9,867	13,588,029
6.125%	01/15/41		8,436	12,118,975
7.125%	05/23/36		19,134	27,796,124
Nutrition & Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A
2.300%	11/01/30	(a)	4,885	5,022,071
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48		2,445	2,951,221
5.875%	09/17/44		2,100	2,624,429
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		5,761	5,870,856
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.800%	08/15/49		12,950	15,696,168
Syngenta Finance NV (Switzerland),
Gtd. Notes
4.375%	03/28/42	(a)	4,440	4,325,607
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96		500	765,059
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28		19,450	23,034,902

				550,041,592

Commercial Services — 1.4%
Brown University in Providence in the State of Rhode Island & Providence Plant,
Bonds, Series A
2.924%	09/01/50		8,175	9,135,545

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		3,235	$3,643,968
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		2,875	4,069,480
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22		13,000	13,654,277
3.300%	12/01/26		4,800	5,327,885
4.200%	11/01/46		32,800	40,558,502
4.500%	02/15/45		8,460	10,748,134
5.625%	03/15/42		1,000	1,405,253
6.700%	06/01/34		1,000	1,469,210
7.000%	10/15/37	(a)	3,623	5,606,531
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	03/08/30	(a)	4,050	4,416,826
Ford Foundation (The),
Unsec’d. Notes, Series 2020
2.815%	06/01/70		7,500	8,008,874
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		2,980	4,282,696
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		1,050	1,124,822
3.750%	06/01/23		3,425	3,658,634
4.000%	06/01/23		6,920	7,482,918
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		12,125	15,310,462
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		370	469,406
4.678%	07/01/2114		12,715	19,050,356
5.600%	07/01/2111		160	280,607
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		725	726,832
Northwestern University,
Unsec’d. Notes
4.643%	12/01/44		2,800	3,706,670
Unsec’d. Notes, Series 2017
3.662%	12/01/57		17,262	21,766,292
Unsec’d. Notes, Series 2020
2.640%	12/01/50	(a)	2,115	2,237,295
Novant Health, Inc.,
Unsec’d. Notes
4.371%	11/01/43		2,150	2,483,407
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	(a)	9,200	10,224,492
President & Fellows of Harvard College,
Sr. Unsec’d. Notes
4.875%	10/15/40		960	1,366,929

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Unsec’d. Notes
5.625%	10/01/38		17,500	$25,707,630
Trustees of Boston College,
Unsec’d. Notes
3.129%	07/01/52		3,007	3,281,105
Trustees of Boston University,
Sec’d. Notes, Series CC
4.061%	10/01/48		4,345	5,495,959
Trustees of Princeton University (The),
Unsec’d. Notes
5.700%	03/01/39		3,000	4,539,338
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
4.674%	09/01/2112		6,976	9,967,639
United Rentals North America, Inc.,
Gtd. Notes
5.875%	09/15/26		4,000	4,233,315
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017
3.394%	02/15/48		6,475	7,934,622
William Marsh Rice University,
Unsec’d. Notes
3.774%	05/15/55		4,750	6,173,930

				269,549,841

Computers — 0.6%
Apple, Inc.,
Sr. Unsec’d. Notes
3.250%	02/23/26		16,175	18,133,337
3.750%	09/12/47		6,110	7,696,704
3.750%	11/13/47		6,170	7,791,824
3.850%	05/04/43		9,378	11,904,344
3.850%	08/04/46		10,700	13,741,256
4.250%	02/09/47	(a)	2,945	3,993,384
4.650%	02/23/46		28,906	41,208,729
Leidos, Inc.,
Gtd. Notes, 144A
4.375%	05/15/30		1,875	2,247,073

				106,716,651

Diversified Financial Services — 0.6%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		10,000	11,117,369
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		75,796	90,375,879
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.625%	10/23/43		3,500	4,589,382
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		6,550	9,047,358

				115,129,988

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 12.6%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/22		5,600	$5,780,364
3.800%	10/01/47		3,250	3,824,360
3.950%	06/01/28		6,240	7,291,652
Sr. Unsec’d. Notes, 144A
3.850%	10/01/25		7,145	8,018,291
Sr. Unsec’d. Notes, Series G
4.150%	05/01/49		3,465	4,302,171
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26		2,080	2,340,261
3.750%	12/01/47	(a)	10,015	12,106,418
3.800%	06/15/49		10,675	13,083,158
4.000%	12/01/46		5,000	6,218,431
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49		10,520	12,379,622
4.150%	08/15/44		4,500	5,686,440
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47		12,200	14,938,314
4.500%	03/15/49		8,795	11,969,901
Sr. Sec’d. Notes
4.150%	03/15/46		7,760	9,899,088
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45		6,600	8,416,541
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.700%	01/15/44		2,550	3,267,318
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24	(a)	11,020	12,013,930
3.800%	06/01/29	(a)	9,750	11,213,906
Avista Corp.,
First Mortgage
4.350%	06/01/48		14,005	17,809,952
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50		2,290	2,453,304
3.750%	08/15/47		20,800	25,287,718
4.250%	09/15/48		14,575	19,046,968
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48		7,145	8,553,965
4.450%	01/15/49	(a)	22,700	29,793,659
4.500%	02/01/45		4,465	5,714,906
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
4.500%	04/01/44		10,260	13,619,421
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.700%	09/01/49		14,295	16,415,757
4.250%	11/01/28		3,645	4,317,459

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29		9,995	$10,329,045
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
4.550%	11/15/30		9,675	11,144,462
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24		9,250	10,075,083
4.875%	03/01/44		4,495	5,964,373
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50	(a)	15,879	17,349,039
3.650%	06/15/46		18,950	22,553,732
3.700%	03/01/45		6,751	7,942,685
3.800%	10/01/42		1,465	1,739,650
4.000%	03/01/48	(a)	7,045	8,913,460
4.000%	03/01/49		4,240	5,405,474
4.350%	11/15/45		4,655	6,012,437
4.600%	08/15/43		2,000	2,623,130
4.700%	01/15/44		925	1,233,881
First Mortgage, Series 123
3.750%	08/15/47		7,610	9,243,873
First Mortgage, Series 127
3.200%	11/15/49		4,455	5,006,453
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		925	1,081,670
3.950%	03/01/43		4,905	5,752,636
5.700%	06/15/40		2,120	2,956,300
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		4,285	5,448,829
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50		18,200	20,917,067
3.250%	08/15/46		5,075	5,795,778
3.500%	08/01/51	(a)	17,100	20,914,047
3.750%	02/15/50		3,500	4,407,322
4.350%	08/31/64		6,840	9,298,875
Dominion Energy South Carolina, Inc.,
First Mortgage
5.450%	02/01/41	(a)	3,000	4,296,276
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28	(a)	6,160	7,386,547
4.700%	12/01/44		1,625	2,120,812
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49	(a)	3,800	5,094,799
Sr. Unsec’d. Notes, Series C
4.900%	08/01/41		8,810	11,521,289
DTE Electric Co.,
First Mortgage
2.950%	03/01/50	(a)	3,500	3,882,336
General Ref. Mortgage
3.700%	03/15/45		17,700	21,328,722
3.700%	06/01/46		1,305	1,581,034
3.750%	08/15/47		7,040	8,720,996

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.950%	06/15/42		5,800	$6,914,249
4.300%	07/01/44		3,975	5,134,255
General Ref. Mortgage, Series A
4.000%	04/01/43		525	650,482
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		13,330	14,228,745
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23		5,835	6,302,296
Sr. Unsec’d. Notes, Series F
3.850%	12/01/23		5,000	5,440,544
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49	(a)	40,700	46,103,771
3.700%	12/01/47		3,556	4,272,397
3.950%	03/15/48		7,724	9,664,572
4.250%	12/15/41	(a)	12,900	16,232,544
6.050%	04/15/38		2,505	3,748,968
First Ref. Mortgage
2.950%	12/01/26		14,955	16,765,324
3.750%	06/01/45		20,530	24,679,290
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46		7,695	8,932,871
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46	(a)	8,280	9,464,740
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43		400	542,308
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23		1,500	1,619,721
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		20,295	24,545,883
4.100%	03/15/43		1,200	1,486,847
4.150%	12/01/44		4,802	6,105,578
5.700%	04/01/35		500	697,159
6.125%	09/15/33		4,400	6,091,484
El Paso Electric Co.,
Sr. Unsec’d. Notes
5.000%	12/01/44		4,800	5,686,045
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		1,000	1,255,259
4.950%	10/13/45	(a)	10,850	13,919,768
6.000%	01/22/2114		1,300	1,874,644
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46		20,050	25,445,309
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	(a)	26,297	29,899,059
3.625%	05/25/27	(a)	9,825	11,153,322
4.250%	09/14/23		14,820	16,212,660
4.625%	09/14/25		11,595	13,490,963

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.875%	06/14/29	(a)	1,205	$1,502,855
Entergy Louisiana LLC,
Collateral Trust
3.050%	06/01/31		2,500	2,828,169
4.200%	09/01/48		73,370	95,115,215
4.200%	04/01/50		14,080	18,317,153
Entergy Mississippi LLC,
First Mortgage
3.850%	06/01/49		9,018	10,926,154
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49		18,180	21,093,995
4.500%	03/30/39		15,760	19,738,653
Evergy Kansas Central, Inc.,
First Mortgage
3.250%	09/01/49		12,685	14,361,879
4.100%	04/01/43		3,000	3,710,550
4.125%	03/01/42		3,010	3,706,914
4.250%	12/01/45		4,365	5,577,627
4.625%	09/01/43		2,780	3,517,602
Evergy Kansas South, Inc.,
First Mortgage, 144A
4.300%	07/15/44		2,000	2,456,840
Evergy Metro, Inc.,
General Ref. Mortgage, Series 2019
4.125%	04/01/49		1,220	1,564,062
Mortgage
4.200%	03/15/48		4,330	5,591,311
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28		4,660	5,228,373
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46	(a)	5,390	6,862,480
4.700%	04/15/50	(a)	1,670	2,210,839
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.600%	06/15/42	(a)	7,902	9,073,970
5.750%	10/01/41	(a)	17,275	20,006,279
6.250%	10/01/39		10,000	12,058,241
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		13,558	17,115,667
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49	(a)	21,545	24,866,341
3.700%	12/01/47		3,870	4,814,017
3.950%	03/01/48		13,570	17,560,623
3.990%	03/01/49		25,600	33,314,837
4.050%	10/01/44		4,104	5,252,577
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26		4,737	5,215,069
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	(a)	2,803	3,534,414
5.400%	06/01/40		3,109	4,052,347

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40		1,900	$2,470,955
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29		9,290	10,200,297
Idaho Power Co.,
First Mortgage, Series K
4.200%	03/01/48		6,300	8,151,692
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K
4.550%	03/15/46		7,235	9,475,963
Indianapolis Power & Light Co.,
First Mortgage, 144A
4.700%	09/01/45		13,200	16,574,178
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.700%	10/15/43	(a)	675	859,637
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	05/01/30	(a)	4,290	4,968,412
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.250%	06/30/26		10,295	11,439,356
5.300%	07/01/43		1,000	1,327,120
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		1,000	1,091,400
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		960	1,242,970
First Mortgage, Series 1
4.650%	11/15/43		675	865,549
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45		9,500	11,960,933
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.000%	04/15/25		10,000	10,772,223
4.300%	01/15/29		6,315	7,157,345
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29		12,000	14,259,819
3.650%	08/01/48		22,370	27,364,251
4.250%	05/01/46		4,500	5,897,948
4.250%	07/15/49		10,200	13,640,275
4.400%	10/15/44		16,080	20,871,679
4.800%	09/15/43		2,900	3,921,457
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		2,575	2,772,175
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	(a)	8,350	9,773,761
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47		6,525	7,692,260

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26		8,110	$9,082,558
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.150%	04/01/24		8,075	8,730,629
3.625%	06/15/23		1,325	1,414,395
Northern States Power Co.,
First Mortgage
2.900%	03/01/50	(a)	1,900	2,140,587
3.400%	08/15/42		8,450	9,893,783
3.600%	05/15/46		17,056	20,735,910
3.600%	09/15/47		11,350	13,903,754
4.000%	08/15/45		4,830	6,186,040
4.125%	05/15/44		8,520	11,022,771
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		2,000	2,113,280
7.250%	05/15/26	(a)	6,200	6,542,819
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38		2,722	4,056,852
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.000%	12/15/44		9,000	10,439,593
4.150%	04/01/47		3,655	4,485,279
4.550%	03/15/44		1,325	1,647,612
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	05/15/50	(a)	30,000	37,320,757
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40	(a)	6,500	6,506,836
3.950%	12/01/47		34,270	35,523,949
4.500%	07/01/40	(a)	30,760	34,453,498
PacifiCorp,
First Mortgage
4.125%	01/15/49		11,020	14,103,344
4.150%	02/15/50	(a)	26,800	34,836,532
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		6,070	6,448,842
3.000%	09/15/49		5,155	5,690,318
3.700%	09/15/47		3,840	4,682,349
3.900%	03/01/48		9,385	11,845,379
First Ref. Mortgage
4.800%	10/15/43		1,575	2,086,174
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		17,260	18,379,173
3.600%	06/01/29		10,000	10,901,399
PPL Capital Funding, Inc.,
Gtd. Notes
4.700%	06/01/43		800	995,044
5.000%	03/15/44		5,865	7,553,995

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49		5,515	$6,040,198
3.950%	06/01/47		4,460	5,542,536
4.125%	06/15/44		4,450	5,537,400
6.250%	05/15/39	(a)	500	754,403
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31		23,950	34,288,251
7.750%	03/01/31		8,824	13,097,557
Public Service Co. of Colorado,
First Mortgage
3.550%	06/15/46		9,880	11,417,082
3.700%	06/15/28		2,000	2,334,277
4.100%	06/15/48		4,735	6,171,486
4.300%	03/15/44		165	215,399
Public Service Electric & Gas Co.,
First Mortgage, Series I, MTN
3.750%	03/15/24		2,900	3,151,479
4.000%	06/01/44		2,000	2,429,051
First Ref. Mortgage, MTN
3.950%	05/01/42		2,000	2,463,829
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		16,900	18,592,527
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
3.250%	09/15/49		9,985	11,138,032
4.434%	11/15/41		1,787	2,196,382
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27		6,375	7,028,330
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	(a)	37,545	47,005,684
5.350%	05/15/35		6,997	9,115,189
5.350%	05/15/40		773	1,035,194
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		14,765	16,476,218
3.400%	02/01/28	(a)	21,790	24,834,225
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	(a)	16,130	18,403,369
First Ref. Mortgage
4.000%	04/01/47		28,115	33,027,590
4.050%	03/15/42	(a)	7,200	8,213,883
4.650%	10/01/43		1,950	2,404,796
5.500%	03/15/40	(a)	11,962	15,884,239
First Ref. Mortgage, Series 13-A
3.900%	03/15/43		5,000	5,616,571
First Ref. Mortgage, Series C
3.600%	02/01/45		4,330	4,770,636
4.125%	03/01/48		15,150	18,097,089
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	(a)	17,050	20,957,467

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47		4,470	$5,252,832
4.500%	08/15/41	(a)	550	711,585
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44		7,325	9,204,707
4.450%	06/15/49		13,580	18,059,979
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		1,997	2,721,387
Tri-State Generation & Transmission Association, Inc.,
First Mortgage
4.250%	06/01/46		11,770	13,301,601
Union Electric Co.,
Sr. Sec’d. Notes
3.650%	04/15/45		9,175	10,849,254
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		15,075	15,177,815
4.000%	01/15/43		1,399	1,750,072
4.450%	02/15/44		3,835	5,040,881
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27		7,920	9,037,206
3.800%	04/01/28		1,530	1,793,102
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	(a)	5,525	5,977,174
3.700%	01/30/27	(a)	24,065	26,480,927
4.300%	07/15/29		6,970	7,898,397
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
4.250%	06/01/44		3,850	4,776,866
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
4.752%	11/01/44		5,000	6,757,277
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26		5,145	5,799,713

				2,340,847,747

Electronics — 0.2%
Fortive Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/46		13,160	16,170,514
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28		5,985	7,141,503
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		2,500	2,771,493
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
7.125%	10/01/37		8,475	12,808,770

				38,892,280

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		5,007	$5,316,583
5.500%	07/31/47		2,500	2,618,575

				7,935,158

Entertainment — 0.0%
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	(a)	375	357,884

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27		7,965	9,036,399
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.050%	04/01/50	(a)	3,175	3,424,844

				12,461,243

Foods — 2.8%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes
6.875%	05/01/29		509	707,056
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48		48,012	63,894,853
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
3.550%	03/15/50		3,665	4,155,992
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		3,370	3,517,407
4.375%	06/01/46		8,181	8,816,555
5.000%	07/15/35	(a)	4,418	5,297,077
5.200%	07/15/45	(a)	33,974	40,266,876
6.750%	03/15/32		11,513	15,303,546
Gtd. Notes, 144A
4.625%	10/01/39		3,500	3,891,432
7.125%	08/01/39	(a)	5,165	7,348,448
Kroger Co. (The),
Sr. Unsec’d. Notes
3.875%	10/15/46		8,820	10,388,706
4.650%	01/15/48	(a)	10,453	13,685,653
5.000%	04/15/42		1,150	1,527,725
5.150%	08/01/43		450	618,464
5.400%	01/15/49	(a)	15,215	22,042,796
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29		4,400	6,197,300
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		22,980	28,463,571
4.125%	04/01/54		11,735	15,247,221
4.200%	04/01/59		10,575	14,008,182
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	(a)	7,800	7,988,266

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.625%	09/04/50	(a)	7,130	$7,158,442
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.900%	09/24/38		75,000	94,113,679
Sysco Corp.,
Gtd. Notes
3.750%	10/01/25	(a)	7,600	8,555,955
4.500%	04/01/46		4,255	5,152,707
4.850%	10/01/45		1,585	1,997,845
6.600%	04/01/50		6,245	9,573,433
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27	(a)	12,390	14,113,320
4.000%	03/01/26		3,180	3,652,331
4.550%	06/02/47	(a)	4,660	6,170,372
5.100%	09/28/48	(a)	61,305	87,659,078
5.150%	08/15/44		1,075	1,485,595

				512,999,883

Forest Products & Paper — 0.5%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.250%	06/01/28		2,960	4,001,159
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44		28,560	37,651,849
5.150%	05/15/46		1,726	2,377,896
6.000%	11/15/41		22,149	32,012,726
7.300%	11/15/39		2,080	3,315,752
8.700%	06/15/38		7,104	11,949,951

				91,309,333

Gas — 1.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49		15,400	18,003,715
4.125%	10/15/44		5,120	6,455,213
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.100%	09/01/47		2,610	3,180,844
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		915	1,152,507
NiSource, Inc.,
Sr. Unsec’d. Notes
4.375%	05/15/47		15,000	19,081,688
4.800%	02/15/44		10,310	13,542,983
5.650%	02/01/45		3,000	4,318,874
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.500%	11/01/48		14,125	18,647,039
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		12,500	14,299,586
4.650%	08/01/43		5,960	7,685,531

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern California Gas Co.,
First Mortgage
4.450%	03/15/44			2,500	$3,120,721
First Mortgage, Series VV
4.300%	01/15/49			12,650	16,556,216
First Mortgage, Series WW
3.950%	02/15/50			24,720	31,141,049
Sr. Sec’d. Notes, Series UU
4.125%	06/01/48			9,445	11,943,280
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.250%	06/15/26			9,414	10,531,569
3.950%	10/01/46			5,520	6,486,669
4.400%	06/01/43			750	921,212
4.400%	05/30/47			27,369	34,404,721
Southwest Gas Corp.,
Sr. Unsec’d. Notes
4.875%	10/01/43			5,000	6,264,800

					227,738,217

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/50	(a)		10,420	10,859,280

Healthcare-Products — 1.6%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46			2,390	3,524,219
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26			9,780	11,098,790
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	44,100	57,960,688
1.800%	09/18/49		EUR	7,500	10,377,257
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
5.000%	03/15/42			9,216	12,366,402
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	2,800	3,894,883
1.625%	10/15/50		EUR	29,715	40,495,100
2.250%	03/07/39		EUR	4,120	6,239,438
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45			1	1,421
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/27	(a)		21,853	24,574,931
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	32,150	43,165,291
1.875%	10/01/49		EUR	45,875	64,781,474
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/20/30			11,485	13,025,776

					291,505,670

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 2.9%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.829%	08/15/28	(a)	7,005	$8,044,913
4.272%	08/15/48		8,950	11,640,412
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		1,865	2,210,928
Allina Health System,
Unsec’d. Notes
4.805%	11/15/45		4,465	5,564,571
Anthem, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/50	(a)	18,325	20,054,585
3.650%	12/01/27		6,550	7,549,751
3.700%	09/15/49		8,819	10,480,607
4.101%	03/01/28	(a)	4,075	4,820,853
4.625%	05/15/42		2,600	3,389,877
4.650%	01/15/43		1,000	1,312,798
4.850%	08/15/54		510	630,165
5.100%	01/15/44		720	997,905
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46	(a)	16,165	20,701,225
Unsec’d. Notes
4.847%	11/15/53	(a)	2,672	3,971,580
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46	(a)	17,863	21,456,152
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017
4.115%	01/01/47		6,650	8,525,027
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		12,000	14,119,250
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47		3,265	4,062,722
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	1,650	1,854,204
5.875%	05/01/23		750	823,335
5.875%	02/01/29	(a)	5,400	6,502,123
Sr. Sec’d. Notes
5.000%	03/15/24		29,115	32,753,867
5.250%	04/15/25		3,500	4,088,928
5.250%	06/15/49	(a)	33,928	44,732,474
5.500%	06/15/47		10,000	13,345,314
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48		21,125	26,707,559
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		17,105	22,160,585
4.875%	04/01/42		1,000	1,367,157
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45	(a)	12,050	15,707,686

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		2,390	$3,135,251
Unsec’d. Notes, Series 2020
2.955%	01/01/50		3,405	3,644,101
MidMichigan Health,
Sec’d. Notes, Series 2020
3.409%	06/01/50		5,230	5,842,025
MultiCare Health System,
Unsec’d. Notes
2.803%	08/15/50		2,840	2,936,539
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45	(a)	5,570	6,986,802
4.063%	08/01/56	(a)	2,850	3,696,226
Unsec’d. Notes, Series 2019
3.954%	08/01/2119		2,225	2,573,817
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		12,075	14,633,587
4.784%	07/01/44		7,305	9,216,009
Sr. Sec’d. Notes, Series 13-A
5.750%	07/01/43		700	981,259
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50		2,000	2,182,570
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50		3,300	3,635,244
Unsec’d. Notes
4.089%	10/01/48		2,208	2,672,570
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
3.218%	11/15/50		3,725	4,019,099
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30		10,560	11,647,050
3.450%	06/01/26		4,715	5,328,582
4.250%	04/01/24		1,400	1,543,344
4.700%	03/30/45		7,800	9,798,708
5.750%	01/30/40		1,251	1,609,773
6.950%	07/01/37		1,704	2,456,708
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes
3.949%	07/01/46		4,860	5,841,772
Unsec’d. Notes
3.477%	07/01/49		1,745	1,964,761
Southern Baptist Hospital of Florida, Inc.,
Sec’d. Notes
4.857%	07/15/45		4,275	5,213,771
Sutter Health,
Unsec’d. Notes, Series 2018
3.695%	08/15/28		2,400	2,702,672
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55		5,400	7,274,091

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25		5,320	$6,061,401
3.850%	06/15/28		14,150	16,801,900
3.950%	10/15/42	(a)	2,060	2,600,363
4.250%	04/15/47		13,715	18,241,829
4.250%	06/15/48		13,865	18,539,538
4.450%	12/15/48	(a)	2,000	2,755,191
4.625%	11/15/41		4,601	6,255,358
4.750%	07/15/45	(a)	6,770	9,516,963
5.800%	03/15/36	(a)	3,945	5,911,554
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		6,480	8,621,525

				536,418,506

Home Builders — 0.0%
D.R. Horton, Inc.,
Gtd. Notes
4.750%	02/15/23		8,500	9,149,752
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25	(a)	915	1,026,306

				10,176,058

Household Products/Wares — 0.4%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
3.250%	03/12/25		23,175	24,871,170
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/24/22		24,150	24,834,046
2.750%	06/26/24		21,245	22,708,516
SC Johnson & Son, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	05/15/43	(a)	425	513,766

				72,927,498

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/22	(a)	885	913,762
4.350%	04/01/23	(a)	4,019	4,220,127

				5,133,889

Insurance — 1.7%
Allstate Corp. (The),
Sub. Notes, Series B
5.750%(ff)	08/15/53		800	856,797
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		2,700	2,986,965
4.375%	01/15/55		7,500	9,679,490
4.500%	07/16/44		3,035	3,878,788
4.800%	07/10/45	(a)	15,000	19,891,131

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		3,435	$3,985,119
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		8,532	11,570,370
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50		3,865	4,148,320
4.300%	05/15/43		2,250	2,977,709
4.400%	05/15/42		645	856,096
CNA Financial Corp.,
Sr. Unsec’d. Notes
4.500%	03/01/26		27,363	32,095,695
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50		5,045	5,718,272
4.868%	06/01/44		14,360	18,871,548
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		180	211,377
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60		10,134	12,132,642
3.951%	10/15/50		34,165	40,744,945
4.250%	06/15/23		1,243	1,351,736
4.569%	02/01/29	(a)	10,467	12,799,141
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		4,385	6,063,558
7.000%	06/15/40		6,248	9,521,573
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27		5,000	5,592,804
4.150%	09/17/50	(a)	8,815	11,127,986
4.300%	11/01/47		4,479	5,669,046
5.000%	03/30/43		100	123,862
5.000%	04/05/46		3,270	4,454,465
5.000%	05/20/49		18,590	25,567,232
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69	(a)	6,880	9,305,321
Progressive Corp. (The),
Jr. Sub. Notes, Series B
5.375%(ff)	—	(rr)	4,000	4,160,162
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		1,700	2,397,148
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		26,445	32,991,210
4.900%	09/15/44	(a)	350	471,945
Unum Group,
Sr. Unsec’d. Notes
7.250%	03/15/28		2,707	3,418,067

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.750%	08/01/44	(a)	2,675	$3,503,742
XLIT Ltd. (Bermuda),
Gtd. Notes
5.250%	12/15/43	(a)	2,962	4,247,325

				313,371,587

Internet — 0.0%
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		3,715	4,032,606

Iron/Steel — 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes, 144A
2.979%	12/15/55	(a)	2,500	2,611,225
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.450%	04/15/30	(a)	10,000	11,317,720

				13,928,945

Lodging — 0.2%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	(a)	2,500	2,653,280
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/34	(a)	13,500	15,445,274
Sr. Unsec’d. Notes, Series R
3.125%	06/15/26	(a)	22,630	24,166,245

				42,264,799

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
6.050%	08/15/36	(a)	2,200	3,295,544

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
3.750%	04/15/50	(a)	10,185	13,123,642
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
1.750%	03/09/27		3,250	3,416,000
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	(a)	46,281	54,765,398
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		3,000	3,094,025

				74,399,065

Media — 4.9%
Belo Corp.,
Gtd. Notes
7.250%	09/15/27		150	172,351

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		26,750	$31,763,339
5.375%	04/01/38		13,155	16,450,628
5.375%	05/01/47		56,457	70,489,331
5.750%	04/01/48		76,467	99,719,670
6.384%	10/23/35		17,423	23,862,298
6.484%	10/23/45		10,574	15,001,397
6.834%	10/23/55		10,596	15,900,270
Comcast Corp.,
Gtd. Notes
3.150%	03/01/26		6,030	6,720,818
3.250%	11/01/39		54,500	61,563,520
3.300%	02/01/27		3,245	3,660,306
3.400%	07/15/46		12,867	14,760,124
3.450%	02/01/50	(a)	54,000	63,357,961
3.750%	04/01/40	(a)	14,385	17,329,816
3.900%	03/01/38		18,880	23,021,879
3.969%	11/01/47		13,145	16,410,000
3.999%	11/01/49	(a)	10,302	13,029,067
4.000%	03/01/48		5,843	7,329,698
4.049%	11/01/52		6,355	8,107,464
4.200%	08/15/34	(a)	10,000	12,523,432
4.250%	01/15/33	(a)	6,090	7,644,404
4.600%	10/15/38	(a)	27,660	36,418,293
4.600%	08/15/45		31,348	42,110,169
4.700%	10/15/48	(a)	17,110	23,796,264
4.950%	10/15/58		13,645	20,582,943
6.450%	03/15/37	(a)	8,200	12,624,355
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26	(a)	6,000	6,245,026
Discovery Communications LLC,
Gtd. Notes
3.950%	06/15/25		3,800	4,270,383
4.125%	05/15/29		17,100	19,963,412
4.650%	05/15/50	(a)	5,455	6,828,841
5.200%	09/20/47	(a)	5,000	6,489,625
5.300%	05/15/49		35,722	47,296,411
Gtd. Notes, 144A
4.000%	09/15/55	(a)	8,215	9,147,117
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45		600	723,689
6.125%	01/31/46	(a)	5,424	7,508,530
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		3,050	3,923,821
5.875%	11/15/40		7,590	10,073,230
6.550%	05/01/37	(a)	2,785	3,824,497
6.750%	06/15/39		4,700	6,689,255
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57	(a)	2,835	3,182,569
Sr. Unsec’d. Notes
2.900%	01/15/27		2,615	2,869,021

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.375%	03/15/43		8,820	$10,403,329
5.250%	04/01/44		28,591	37,148,311
5.850%	09/01/43		21,205	29,366,272
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,100	1,156,532
Gtd. Notes, 144A
5.375%	06/15/24	(a)	4,600	5,073,794
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51		8,715	10,552,236
5.400%	10/01/43		9,675	14,116,380
6.400%	12/15/35	(a)	883	1,368,380
7.700%	10/30/25		1,129	1,480,737

				914,051,195

Mining — 1.5%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		2,805	3,862,954
6.450%	10/15/35		5,000	7,065,003
Barrick International Barbados Corp. (Canada),
Gtd. Notes, 144A
6.350%	10/15/36		15,000	21,401,466
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	(a)	8,800	12,656,641
5.750%	05/01/43		8,314	12,111,455
7.500%	09/15/38		10,946	16,509,470
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	(a)	27,086	38,954,980
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	(a)	27,087	31,440,289
5.950%	03/15/24	(a)	8,220	9,359,045
6.875%	09/01/41		11,304	15,518,391
Newmont Corp.,
Gtd. Notes
3.625%	06/09/21		4,085	4,119,321
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
5.200%	11/02/40		860	1,251,592
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes
4.750%	03/22/42		6,395	8,984,511
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		10,177	15,246,410
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.200%	03/01/42		3,060	3,528,013
5.400%	02/01/43	(a)	42,680	50,683,283
6.000%	08/15/40		6,976	8,651,884
6.125%	10/01/35		3,600	4,646,426
6.250%	07/15/41		984	1,262,139

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
WMC Finance USA Ltd. (Australia),
Gtd. Notes
6.250%	05/15/33		2,000	$2,815,800
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27		5,811	6,397,697

				276,466,770

Miscellaneous Manufacturing — 0.3%
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	(a)	11,200	12,561,554
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	06/14/29		4,175	4,732,274
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.300%	09/15/46		10,185	11,910,577
4.400%	05/27/45		8,260	11,158,675
Textron, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/26		9,045	10,179,502

				50,542,582

Office/Business Equipment — 0.2%
Xerox Corp.,
Sr. Unsec’d. Notes
4.375%	03/15/23	(a)	27,618	29,040,456

Oil & Gas — 5.0%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26	(a)	13,500	13,857,093
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40		15,688	16,944,457
5.250%	02/01/42		7,500	8,083,568
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		14,290	14,594,001
3.000%	02/24/50		10,925	11,226,229
3.119%	05/04/26	(a)	6,752	7,471,723
3.790%	02/06/24		10,135	11,079,803
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.119%	05/04/26		18,820	20,534,935
Burlington Resources LLC,
Gtd. Notes
7.200%	08/15/31	(a)	2,285	3,371,951
7.400%	12/01/31		2,700	4,055,460
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	(a)	17,670	23,634,626
6.450%	06/30/33		2,000	2,617,157
6.500%	02/15/37		370	486,228
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	5,000	5,437,188

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.250%	06/15/37		34,690	$39,123,247
5.400%	06/15/47	(a)	30,762	36,063,584
6.750%	11/15/39	(a)	12,200	15,902,744
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50		4,030	4,467,420
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28	(a)	22,650	26,819,921
4.850%	08/15/48	(a)	4,900	6,627,544
4.875%	10/01/47	(a)	11,835	16,089,535
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	(a)	616	950,168
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		847	965,711
4.300%	11/15/44		3,330	4,232,780
4.950%	03/15/26	(a)	7,953	9,547,828
Sr. Unsec’d. Notes
6.950%	04/15/29		3,300	4,625,543
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)	2,525	2,605,010
4.375%	01/15/28	(a)	1,900	1,946,432
4.500%	04/15/23	(a)	302	311,406
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42	(a)	3,675	4,109,496
5.000%	06/15/45	(a)	8,051	9,519,456
5.600%	07/15/41		21,825	26,630,758
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	(a)	26,050	27,843,829
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23		1,635	1,781,486
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35		4,067	4,775,977
4.950%	04/15/50		900	1,220,499
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30	(a)	3,260	3,481,748
3.250%	11/18/49		6,000	6,675,480
3.625%	04/06/40		1,380	1,669,043
3.950%	05/15/43		2,796	3,397,391
Sr. Unsec’d. Notes
7.750%	06/15/23		1,200	1,407,571
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	(a)	7,815	8,912,652
3.567%	03/06/45	(a)	4,370	5,016,068
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25	(a)	8,000	8,883,954

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	(a)	3,634	$4,392,868
5.800%	04/01/47	(a)	3,560	4,487,919
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	04/15/24		13,133	14,067,680
Marathon Oil Corp.,
Sr. Unsec’d. Notes
3.850%	06/01/25		1,170	1,253,766
4.400%	07/15/27	(a)	24,830	27,572,700
5.200%	06/01/45	(a)	10,400	11,905,527
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		10,000	11,148,761
5.000%	09/15/54		9,375	10,573,685
5.125%	12/15/26	(a)	13,890	16,552,879
5.850%	12/15/45		3,110	3,767,647
6.500%	03/01/41		1,515	2,026,887
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24		500	555,709
5.050%	11/15/44	(a)	3,313	4,644,131
5.250%	11/15/43		12,315	17,437,754
6.000%	03/01/41		12,630	18,977,528
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.249%(s)	10/10/36		102,612	47,259,861
4.200%	03/15/48	(a)	1,935	1,593,493
4.400%	04/15/46	(a)	32,065	27,780,854
4.500%	07/15/44		5,000	4,308,616
6.200%	03/15/40		14,766	14,709,757
6.450%	09/15/36	(a)	24,652	25,695,713
7.500%	05/01/31	(a)	4,290	4,840,279
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		6,500	6,972,998
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34	(a)	18,163	20,905,592
6.500%	02/01/38		1,875	2,090,787
7.375%	11/01/31	(a)	1,000	1,183,907
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.900%	03/19/49	(a)	6,005	7,647,731
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28		6,575	6,482,347
6.350%	02/12/48		2,025	1,829,030
6.490%	01/23/27		1,385	1,460,731
6.950%	01/28/60		6,100	5,738,580
7.690%	01/23/50		12,200	12,323,705
Phillips 66,
Gtd. Notes
4.650%	11/15/34	(a)	13,200	15,884,597
4.875%	11/15/44	(a)	4,115	5,192,015

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		4,820	$4,773,565
4.450%	01/15/26	(a)	20,925	24,185,485
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		10,000	9,438,947
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	(a)	10,000	11,095,553
4.000%	05/10/46		3,000	3,760,616
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	11/15/47	(a)	7,280	8,236,792
5.950%	12/01/34		1,000	1,284,744
6.500%	06/15/38	(a)	3,900	5,417,852
Total Capital International SA (France),
Gtd. Notes
2.829%	01/10/30	(a)	3,745	4,191,592
3.455%	02/19/29	(a)	20,000	23,169,983
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29	(a)	5,029	5,650,296
4.350%	06/01/28		37,246	42,450,616

				935,920,775

Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47	(a)	9,810	11,169,404
Cameron International Corp.,
Gtd. Notes
5.125%	12/15/43		2,000	2,286,797
7.000%	07/15/38		4,000	5,390,859
Halliburton Co.,
Sr. Unsec’d. Notes
4.750%	08/01/43		9,350	10,558,722
5.000%	11/15/45	(a)	1,835	2,161,802
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	(a)	18,479	20,809,358
4.000%	12/21/25	(a)	1,210	1,375,109

				53,752,051

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	(a)	975	1,041,413
Bemis Co., Inc.,
Gtd. Notes
2.630%	06/19/30	(a)	2,715	2,939,882
Packaging Corp. of America,
Sr. Unsec’d. Notes
4.500%	11/01/23	(a)	3,059	3,374,214
WestRock MWV LLC,
Gtd. Notes
7.550%	03/01/47		4,109	5,837,233

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
7.950%	02/15/31		7,987	$11,347,398
WRKCo, Inc.,
Gtd. Notes
3.900%	06/01/28		7,810	9,041,418
4.900%	03/15/29	(a)	3,190	3,938,166

				37,519,724

Pharmaceuticals — 8.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	(a)	106,680	128,892,585
4.250%	11/21/49	(a)	96,475	121,191,123
4.300%	05/14/36		2,500	3,076,159
4.400%	11/06/42		950	1,190,745
4.500%	05/14/35		14,945	18,787,073
4.550%	03/15/35		42,638	53,942,646
4.700%	05/14/45		46,155	60,117,596
4.875%	11/14/48	(a)	12,407	16,862,832
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
4.300%	12/15/47	(a)	10,340	12,667,463
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21		4,000	4,046,655
3.600%	07/15/42		1,000	964,860
4.700%	07/15/64		3,246	3,913,196
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21		11,380	11,598,509
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
6.000%	05/15/39		2,500	3,236,148
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	(a)	11,500	11,786,314
3.400%	07/26/29	(a)	16,835	19,566,919
4.250%	10/26/49		15,745	21,197,789
4.350%	11/15/47		22,307	29,999,349
4.550%	02/20/48		38,305	53,032,853
4.625%	05/15/44		6,837	9,266,953
5.000%	08/15/45		8,675	12,492,254
5.250%	08/15/43		21,964	31,269,177
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		1,500	1,643,497
4.600%	03/15/43		5,964	7,072,946
4.900%	09/15/45		16,736	20,678,591
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		17,240	19,458,408
4.375%	10/15/28		25,005	30,178,393
4.500%	02/25/26		16,905	19,754,260
4.800%	07/15/46		42,235	55,871,392
4.900%	12/15/48		27,425	37,604,126
5.375%	02/15/42		3,650	4,791,293
Sr. Unsec’d. Notes
3.200%	03/15/40		9,125	10,011,873

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	(a)		57,035	$64,203,467
3.700%	03/09/23	(a)		361	386,069
3.875%	07/20/25			1,178	1,333,710
4.300%	03/25/28	(a)		24,325	28,852,563
4.780%	03/25/38	(a)		40,326	50,919,987
5.050%	03/25/48			34,832	47,111,104
5.125%	07/20/45			43,765	58,646,063
5.300%	12/05/43			20,115	27,139,013
6.250%	06/01/27			1,000	1,285,065
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49		EUR	12,000	17,312,356
2.250%	05/15/50	(a)		4,190	4,114,474
3.950%	03/15/49			945	1,231,759
4.150%	03/15/59			40,430	55,469,106
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28			11,490	13,669,011
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40			8,585	8,653,141
2.450%	09/01/60	(a)		20,820	21,592,922
3.400%	01/15/38			4,365	5,235,325
3.625%	03/03/37	(a)		8,185	10,031,847
4.375%	12/05/33	(a)		4,000	5,280,833
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22			6,200	6,438,004
4.750%	05/30/29			4,700	5,783,825
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25			3,175	3,658,344
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.400%	03/07/29			5,595	6,506,392
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48			34,101	44,893,866
5.400%	11/29/43			4,169	5,506,956
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	(a)		4,625	6,043,702
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.100%	09/15/38			4,970	6,326,648
4.400%	05/15/44			6,410	8,622,453
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23			77,700	82,356,092
3.200%	09/23/26			4,755	5,314,702
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40			2,375	2,507,700
4.000%	11/26/21	(a)		4,645	4,777,703

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		4,353	$4,347,171
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		43,168	56,463,755
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40		4,605	5,169,637
4.000%	06/22/50	(a)	5,815	6,624,163

				1,519,972,905

Pipelines — 6.3%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	(a)	4,460	4,626,712
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27		20,000	20,395,909
Colonial Pipeline Co.,
Sr. Unsec’d. Notes, 144A
4.250%	04/15/48		8,381	9,858,063
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	(a)	6,975	7,732,376
5.375%	07/15/25		27,350	30,047,566
5.600%	04/01/44	(a)	5,579	5,749,505
8.125%	08/16/30	(a)	1,000	1,282,800
Gtd. Notes, 144A
6.450%	11/03/36	(a)	10,766	11,479,703
Energy Transfer Operating LP,
Gtd. Notes
4.200%	04/15/27		5,000	5,499,195
4.900%	03/15/35		1,905	2,099,159
5.000%	05/15/50	(a)	22,385	24,176,173
5.150%	02/01/43		4,450	4,687,926
5.150%	03/15/45	(a)	6,080	6,561,446
5.300%	04/15/47		2,500	2,744,653
6.000%	06/15/48		2,295	2,721,177
6.125%	12/15/45	(a)	25,534	30,140,192
6.250%	04/15/49		43,065	52,310,758
7.500%	07/01/38		11,000	14,377,299
Gtd. Notes, Series 20Y
5.800%	06/15/38		19,814	22,704,415
Jr. Sub. Notes, Series G
7.125%(ff)	—	(rr)	23,000	21,989,569
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.450%	06/01/47		4,900	3,943,193
5.600%	04/01/44		1,651	1,324,881
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52		11,905	12,045,403
3.950%	01/31/60		28,560	31,829,146
4.150%	10/16/28		6,750	7,999,451
4.200%	01/31/50		7,400	8,639,117
4.250%	02/15/48	(a)	5,400	6,305,300

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.450%	02/15/43		6,965	$8,308,174
4.800%	02/01/49		5,698	7,193,946
4.850%	08/15/42		1,990	2,467,410
4.850%	03/15/44		5,775	7,138,652
4.900%	05/15/46		34,397	43,197,232
4.950%	10/15/54		3,110	3,919,464
5.100%	02/15/45	(a)	6,532	8,348,157
5.375%(ff)	02/15/78		7,380	7,359,895
6.125%	10/15/39		3,937	5,447,049
Gtd. Notes, Series D
4.875%(ff)	08/16/77		7,490	7,206,060
6.875%	03/01/33		55	76,868
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24		7,000	7,208,327
4.750%	07/15/23		16,860	17,690,898
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
5.950%	10/15/45		19,904	25,066,494
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42		6,190	7,096,604
5.000%	08/15/42	(a)	2,010	2,343,889
5.000%	03/01/43		1,176	1,387,905
5.400%	09/01/44		878	1,094,471
6.500%	02/01/37		1,500	1,932,314
6.500%	09/01/39		5,545	7,266,413
6.550%	09/15/40		4,370	5,781,529
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		3,679	4,494,331
5.550%	06/01/45	(a)	4,080	5,247,463
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	(a)	19,570	22,034,152
4.200%	03/15/45		4,130	4,473,304
4.250%	09/15/46		4,300	4,927,575
4.850%	02/01/49		25,700	32,232,347
5.150%	10/15/43		5,820	7,417,851
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A
3.900%	04/01/24		8,625	8,844,133
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		5,016	5,588,293
4.500%	04/15/38	(a)	11,785	13,497,463
4.700%	04/15/48	(a)	50,615	59,888,593
4.875%	12/01/24	(a)	1,566	1,796,669
4.900%	04/15/58		9,705	11,552,371
5.200%	03/01/47		2,690	3,310,490
5.200%	12/01/47		11,990	14,496,495
5.500%	02/15/49	(a)	25,915	34,010,854
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27		8,392	9,529,496

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	(a)	1,325	$1,578,072
6.200%	09/15/43	(a)	18,615	22,914,180
6.850%	10/15/37		1,742	2,240,273
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	(a)	8,745	9,284,150
3.400%	09/01/29	(a)	4,595	4,928,009
4.000%	07/13/27		1,500	1,670,523
4.450%	09/01/49		10,085	10,649,129
4.500%	03/15/50		11,655	12,353,494
4.550%	07/15/28		15,725	17,982,823
4.950%	07/13/47		33,818	37,760,560
5.200%	07/15/48	(a)	24,560	28,497,042
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26	(a)	11,680	12,795,023
4.680%	02/15/45		500	541,388
4.900%	10/01/46	(a)	6,500	7,300,676
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	(a)	4,215	4,412,049
3.650%	06/01/22		1,261	1,299,196
4.900%	02/15/45	(a)	13,944	14,949,142
5.150%	06/01/42		19,516	21,071,929
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
4.800%	03/15/47		1,250	1,441,787
Spectra Energy Partners LP,
Gtd. Notes
5.950%	09/25/43		525	677,380
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		6,340	6,829,787
5.350%	05/15/45		2,875	3,154,770
5.400%	10/01/47		29,625	33,103,100
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.600%	03/15/48		2,100	2,558,888
5.400%	08/15/41		1,560	1,979,967
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	(a)	4,925	5,040,491
4.000%	07/01/22	(a)	1,700	1,746,524
5.300%	03/01/48	(a)	11,885	11,767,309
5.450%	04/01/44	(a)	3,175	3,207,685
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22		2,389	2,481,727
3.500%	11/15/30	(a)	3,770	4,266,397
3.700%	01/15/23	(a)	5,375	5,694,060
3.750%	06/15/27		990	1,131,818
4.300%	03/04/24		9,900	10,923,000
4.850%	03/01/48	(a)	11,780	14,476,389
4.900%	01/15/45		9,062	10,779,910
5.400%	03/04/44		16,859	20,788,500

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.750%	06/24/44	(a)	9,350	$12,071,163
5.800%	11/15/43	(a)	3,434	4,376,902
6.300%	04/15/40		12,660	16,859,883

				1,161,729,813

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/27		4,600	5,082,378

Real Estate Investment Trusts (REITs) — 1.2%
Brandywine Operating Partnership LP,
Gtd. Notes
4.550%	10/01/29	(a)	1,265	1,418,496
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		4,850	5,257,874
3.850%	02/01/25		5,300	5,814,891
3.900%	03/15/27	(a)	11,645	12,950,851
4.125%	05/15/29	(a)	6,449	7,433,287
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/25	(a)	25,936	29,437,858
4.200%	03/01/24		2,630	2,886,569
4.250%	11/15/23		137	150,070
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
3.150%	05/15/23	(a)	12,826	12,542,017
4.500%	04/18/22	(a)	4,311	4,319,824
Office Properties Income Trust,
Sr. Unsec’d. Notes
4.150%	02/01/22		8,250	8,393,340
Realty Income Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/24		400	441,434
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24		10,000	9,903,867
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		3,719	3,858,901
4.700%	06/01/27		2,020	2,199,571
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28		11,554	13,183,089
4.400%	01/15/29		17,246	20,087,778
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	(a)	7,440	8,178,497
2.750%	01/15/31		6,635	7,074,885
3.100%	01/15/30		7,500	8,194,147
4.000%	06/01/25		12,865	14,545,308
4.250%	04/01/26	(a)	3,915	4,563,255
4.250%	04/15/28		14,270	16,638,110
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32		14,156	21,179,318

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
8.500%	01/15/25		3,500	$4,496,784

				225,150,021

Retail — 2.2%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27		20,000	22,498,012
4.500%	07/26/47		15,758	19,727,514
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	(a)	22,460	25,860,641
Bed Bath & Beyond, Inc.,
Sr. Unsec’d. Notes
5.165%	08/01/44		2,664	2,292,037
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	(a)	17,675	18,381,707
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		5,000	5,643,781
4.200%	05/15/28	(a)	44,165	52,534,981
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.900%	06/15/47		20,500	26,208,760
4.200%	04/01/43	(a)	5,422	7,064,019
4.250%	04/01/46	(a)	9,395	12,477,598
4.400%	03/15/45		15,945	21,264,087
5.875%	12/16/36	(a)	8,382	12,689,780
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)	977	1,053,787
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	09/15/44	(a)	1,246	1,508,893
Macy’s Retail Holdings LLC,
Gtd. Notes
2.875%	02/15/23	(a)	3,412	3,276,894
3.875%	01/15/22		814	807,584
4.300%	02/15/43		8,994	6,491,594
5.125%	01/15/42	(a)	1,875	1,468,186
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50	(a)	4,675	5,985,906
4.600%	05/26/45		5,325	6,976,438
4.875%	12/09/45		17,900	24,299,393
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29	(a)	7,745	9,110,764
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	4,500	4,643,303
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.100%	04/15/50	(a)	45,750	48,467,374
4.650%	06/01/46		5,500	6,119,537

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Walmart, Inc.,
Sr. Unsec’d. Notes
3.250%	07/08/29			11,565	$13,452,249
3.700%	06/26/28			5,605	6,594,729
4.050%	06/29/48	(a)		30,950	41,831,929

					408,731,477

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.363%(ff)	08/01/24			1,765	1,920,194
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23			8,235	8,553,452

					10,473,646

Semiconductors — 0.6%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
5.100%	10/01/35			10,265	14,138,221
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27			18,350	20,619,541
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26			17,323	19,215,756
Intel Corp.,
Sr. Unsec’d. Notes
4.950%	03/25/60	(a)		22,750	33,604,911
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21			3,500	3,542,334
4.333%	06/01/23			26,200	28,355,656

					119,476,419

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.483%	12/01/27	(a)		3,440	3,848,228

Software — 2.1%
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR	25,000	31,157,624
Fiserv, Inc.,
Sr. Unsec’d. Notes
0.375%	07/01/23		EUR	23,075	28,537,169
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	(a)		15,549	16,353,069
2.675%	06/01/60			67,513	73,242,701
3.700%	08/08/46			36,755	46,543,492
3.950%	08/08/56	(a)		45,717	62,584,659
Oracle Corp.,
Sr. Unsec’d. Notes
3.800%	11/15/37			21,055	25,295,026
3.900%	05/15/35			7,346	8,977,111
4.000%	07/15/46	(a)		30,190	36,927,024
4.125%	05/15/45			1,300	1,613,759

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
4.300%	07/08/34		12,200	$15,423,991
4.375%	05/15/55		30,959	40,630,454

				387,286,079

Telecommunications — 5.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43	(a)	58,615	59,462,690
3.300%	02/01/52	(a)	2,250	2,229,418
3.500%	06/01/41	(a)	36,400	39,071,903
4.500%	05/15/35	(a)	22,285	26,987,863
4.650%	06/01/44	(a)	19,400	22,842,122
4.900%	06/15/42		2,700	3,351,947
Sr. Unsec’d. Notes, 144A
3.500%	09/15/53		112,998	113,509,100
3.550%	09/15/55		82,206	82,447,461
3.650%	09/15/59		140,232	141,168,263
3.800%	12/01/57	(a)	22,245	23,199,222
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	(a)	1,675	2,770,452
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	(a)	1,000	1,578,188
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29		27,700	33,249,637
5.500%	09/01/44		7,454	9,476,708
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	(a)	5,000	5,225,808
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		7,500	7,569,250
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	(a)	8,786	9,571,350
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
3.000%	02/15/41		6,025	6,232,950
3.300%	02/15/51		24,035	24,649,007
3.600%	11/15/60		11,950	12,666,192
4.375%	04/15/40		3,205	3,892,631
4.500%	04/15/50	(a)	4,300	5,321,865
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		6,875	6,948,504
4.000%	03/22/50		14,305	17,328,237
4.400%	11/01/34		677	844,816
4.500%	08/10/33		37,325	47,057,412
4.522%	09/15/48		70,951	91,787,115
4.862%	08/21/46		10,803	14,498,243
5.012%	04/15/49		8,549	11,837,127
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56		129,623	130,294,674

				957,070,155

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 1.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42		8,705	$11,460,368
4.400%	03/15/42		10,600	13,888,630
4.450%	03/15/43		11,312	15,114,733
4.550%	09/01/44	(a)	2,455	3,333,299
4.700%	09/01/45		6,575	9,138,238
5.150%	09/01/43		4,633	6,654,411
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
2.450%	05/01/50	(a)	5,000	5,121,607
4.500%	11/07/43		2,000	2,593,932
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.800%	09/15/35		3,970	5,196,289
5.750%	03/15/33		1,775	2,337,119
6.125%	09/15/2115		14,400	23,795,776
CSX Corp.,
Sr. Unsec’d. Notes
2.600%	11/01/26		5,890	6,438,759
3.350%	11/01/25		10,250	11,475,367
4.500%	08/01/54		10,400	13,730,642
4.750%	05/30/42		5,000	6,558,920
5.500%	04/15/41		1,682	2,357,858
6.150%	05/01/37		1,000	1,480,218
6.220%	04/30/40		531	805,544
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43		825	976,046
4.250%	05/15/30	(a)	5,095	6,185,947
4.500%	02/01/65		2,115	2,395,608
4.550%	04/01/46	(a)	6,975	8,903,325
4.750%	11/15/45		2,925	3,811,634
5.100%	01/15/44		3,084	4,157,659
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43		2,680	3,119,181
4.950%	08/15/45		10,000	12,694,114
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.155%	05/15/55		1,947	2,118,651
3.942%	11/01/47		3,667	4,490,481
3.950%	10/01/42		1,140	1,381,107
4.050%	08/15/52		1,585	2,012,910
4.650%	01/15/46		700	939,458
4.800%	08/15/43		852	1,068,078
4.837%	10/01/41		1,080	1,463,861
5.590%	05/17/25		3,000	3,577,711
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.350%	08/15/46	(a)	4,300	4,791,836
3.750%	02/05/70	(a)	4,585	5,471,051
3.839%	03/20/60	(a)	9,422	11,598,529
3.875%	02/01/55		4,805	5,856,189
3.950%	08/15/59		5,100	6,274,788
4.050%	11/15/45		6,460	7,879,932
4.050%	03/01/46		11,000	13,469,355

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
4.375%	11/15/65		1,800	$2,374,968
Sr. Unsec’d. Notes, 144A
2.973%	09/16/62	(a)	1,400	1,468,514

				259,962,643

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	08/01/23		20,000	21,734,000
4.200%	04/01/27		7,820	8,998,862

				30,732,862

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/47		7,370	8,994,298
Aquarion Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/24	(a)	5,000	5,490,161

				14,484,459

TOTAL CORPORATE BONDS (cost $14,349,930,019)				16,789,749,705

MUNICIPAL BONDS — 1.6%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		7,300	12,602,793
Los Angeles Department of Water,
Revenue Bonds, BABs, Series C
6.008%	07/01/39		1,050	1,427,454
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.603%	07/01/50		8,000	14,757,200
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		1,200	1,999,644

				30,787,091

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114		5,000	7,325,550

Illinois — 0.2%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series C
4.472%	01/01/49		5,300	6,498,489
4.572%	01/01/54		17,500	22,003,975
Illinois State Toll Highway Authority,
Revenue Bonds, BABs, Series B
5.851%	12/01/34		600	863,118
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33		12,000	12,817,680

				42,183,262

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Michigan — 0.0%
University of Michigan,
Taxable, Revenue Bonds, Series B
2.437%	04/01/40	4,810	$5,098,504

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	19,000	24,041,459
Missouri Highway & Transportation Commission,
Revenue Bonds, BABs
5.445%	05/01/33	325	427,733

			24,469,192

New Jersey — 0.3%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	29,125	47,594,328
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	5,145	8,629,760

			56,224,088

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,150	1,537,044

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	6,089	7,840,562
4.800%	06/01/2111	1,300	1,903,603

			9,744,165

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	7,575	11,412,116
University of Pittsburgh-of the Commonwealth System of Higher Education,
Taxable, Revenue Bonds
3.555%	09/15/2119	5,575	6,180,724

			17,592,840

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	20,541	22,882,264

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series C
5.784%	12/01/41	1,000	1,413,360

Texas — 0.4%
North Texas Tollway Authority,
Revenue Bonds, BABs, Series B
6.718%	01/01/49	5,410	9,409,126
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A
3.376%	07/01/47	25,225	30,469,530

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas (cont’d.)
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49		22,905	$26,105,286
University of Texas System (The),
Taxable, Revenue Bonds, Series A
3.852%	08/15/46		1,810	2,331,968

				68,315,910

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117		10,570	14,170,037

TOTAL MUNICIPAL BONDS (cost $246,049,373)				301,743,307

SOVEREIGN BONDS — 0.2%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50		3,025	3,264,189
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.950%	01/11/23		23,800	24,821,981
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31		2,395	2,457,911

TOTAL SOVEREIGN BONDS (cost $29,201,072)				30,544,081

U.S. TREASURY OBLIGATIONS(k) — 0.1%
U.S. Treasury Bonds
1.250%	05/15/50	(h)	700	634,594
1.375%	08/15/50	(h)	17,495	16,363,292
U.S. Treasury Notes
0.625%	08/15/30		4,800	4,678,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,660,623)				21,676,386

	Shares

PREFERRED STOCKS — 0.1%
Capital Markets — 0.0%
State Street Corp. 5.350%, Series G, Maturing 12/31/49(a)	335,000	9,701,600

Electric Utilities — 0.1%
SCE Trust V, 5.450%, Series K	565,000	14,464,000

TOTAL PREFERRED STOCKS (cost $22,500,000)		24,165,600

TOTAL LONG-TERM INVESTMENTS (cost $15,741,554,710)		18,324,772,027

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

SHORT-TERM INVESTMENTS — 6.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	20,408,758	$20,408,758
PGIM Institutional Money Market Fund (cost $1,190,487,597; includes $1,190,263,705 of cash collateral for securities on loan)(b)(w)	1,190,907,661	1,190,312,207

TOTAL SHORT-TERM INVESTMENTS (cost $1,210,896,355)		1,210,720,965

TOTAL INVESTMENTS—105.4% (cost $16,952,451,065)		19,535,492,992
Liabilities in excess of other assets(z) — (5.4)%		(999,833,494)

NET ASSETS — 100.0%		$18,535,659,498

Below is a list of the abbreviation(s) used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	Annual payment frequency for swaps
BABs	Build America Bonds
CLO	Collateralized Loan Obligation
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
MTN	Medium Term Note
OTC	Over-the-counter
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust

EUR	Euro
USD	US Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,170,935,733; cash collateral of $1,190,263,705 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,693	2 Year U.S. Treasury Notes	Mar. 2021	$374,113,319	$381,694
7,200	10 Year U.S. Treasury Notes	Mar. 2021	994,162,536	1,036,384
4,375	20 Year U.S. Treasury Bonds	Mar. 2021	757,695,313	(5,720,346)

				(4,302,268)

Short Positions:
242	5 Year Euro-Bobl	Mar. 2021	39,964,521	(22,041)
1,529	5 Year U.S. Treasury Notes	Mar. 2021	192,904,848	(229,158)
2,262	10 Year Euro-Bund	Mar. 2021	490,885,455	(1,271,123)
9	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,407,234	4,464
4,977	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	1,062,900,563	12,933,427
184	Euro Schatz Index	Mar. 2021	25,237,579	8,612

				11,424,181

				$7,121,913

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/21	Citibank, N.A.	EUR	9,777	$11,710,222	$11,947,507	$—	$(237,285)
Expiring 01/12/21	HSBC Bank USA, N.A.	EUR	228,076	270,993,081	278,717,198	—	(7,724,117)

				$282,703,303	$290,664,705	$—	$(7,961,402)

Currency swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays		Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
20,495	3 Month LIBOR (Q)	EUR 18,000	0.641%	(A)	Citibank, N.A.	12/10/28	$(3,686,898)	$—	$(3,686,898)

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(3,686,898)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$29,275,000	$5,552,303

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$89,605,359	$—
Commercial Mortgage-Backed Securities	—	1,067,287,589	—
Corporate Bonds	—	16,789,749,705	—
Municipal Bonds	—	301,743,307	—
Sovereign Bonds	—	30,544,081	—
U.S. Treasury Obligations	—	21,676,386	—
Preferred Stocks	24,165,600	—	—
Affiliated Mutual Funds	1,210,720,965	—	—

Total	$1,234,886,565	$18,300,606,427	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$14,364,581	$—	$—

Liabilities
Futures Contracts	$(7,242,668)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(7,961,402)	—
OTC Currency Swap Agreement	—	(3,686,898)	—

Total	$(7,242,668)	$(11,648,300)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Electric	12.6%
Banks	10.3
Pharmaceuticals	8.2
Affiliated Mutual Funds (6.4% represents investments purchased with collateral from securities on loan)	6.5
Pipelines	6.3
Commercial Mortgage-Backed Securities	5.8
Telecommunications	5.2
Oil & Gas	5.0
Media	4.9
Chemicals	3.0
Healthcare-Services	2.9
Foods	2.8
Beverages	2.5
Retail	2.2
Software	2.1
Auto Manufacturers	2.1
Aerospace & Defense	1.9
Insurance	1.7
Municipal Bonds	1.6
Healthcare-Products	1.6
Mining	1.5
Commercial Services	1.4
Transportation	1.4
Gas	1.2
Real Estate Investment Trusts (REITs)	1.2
Building Materials	1.0
Airlines	1.0
Agriculture	0.7
Biotechnology	0.7
Semiconductors	0.6
Diversified Financial Services	0.6
Computers	0.6
Forest Products & Paper	0.5

Collateralized Loan Obligations	0.5%
Machinery-Diversified	0.4
Household Products/Wares	0.4
Oil & Gas Services	0.3
Miscellaneous Manufacturing	0.3
Lodging	0.2
Electronics	0.2
Packaging & Containers	0.2
Trucking & Leasing	0.2
Sovereign Bonds	0.2
Office/Business Equipment	0.2
U.S. Treasury Obligations	0.1
Water	0.1
Electric Utilities	0.1
Iron/Steel	0.1
Environmental Control	0.1
Hand/Machine Tools	0.1
Savings & Loans	0.1
Home Builders	0.0	*
Capital Markets	0.0	*
Auto Parts & Equipment	0.0	*
Engineering & Construction	0.0	*
Housewares	0.0	*
Real Estate	0.0	*
Internet	0.0	*
Shipbuilding	0.0	*
Machinery-Construction & Mining	0.0	*
Entertainment	0.0	*

	105.4
Liabilities in excess of other assets	(5.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$7,961,402
Interest rate contracts	Due from/to broker — variation margin futures	14,364,581	*	Due from/to broker — variation margin futures	7,242,668	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	3,686,898

		$14,364,581			$18,890,968

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(2,658,895)
Foreign exchange contracts	—	(13,267,944)	—
Interest rate contracts	(46,786,191)	—	(367,983)

Total	$(46,786,191)	$(13,267,944)	$(3,026,878)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(5,399,355)	$—
Interest rate contracts	(7,004,687)	—	(2,615,288)

Total	$(7,004,687)	$(5,399,355)	$(2,615,288)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,723,369,024	$1,393,119,191	$131,133,803

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)	Credit Default Swap Agreements— Buy Protection(1)
$364,398,717	$8,909,664	$100,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Currency Swap Agreements(1)
$20,494,800

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,170,935,733	$(1,170,935,733)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$—	$(3,924,183)	$(3,924,183)	$3,924,183	$—
HSBC Bank USA, N.A.	—	(7,724,117)	(7,724,117)	7,724,117	—

	$—	$(11,648,300)	$(11,648,300)	$11,648,300	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $1,170,935,733:
Unaffiliated investments (cost $15,741,554,710)	$18,324,772,027
Affiliated investments (cost $1,210,896,355)	1,210,720,965
Cash segregated for counterparty—OTC	9,254,854
Foreign currency, at value (cost $11,940)	11,859
Dividends and interest receivable	164,716,306
Deposit with broker for centrally cleared/exchange-traded derivatives	29,275,000
Receivable for investments sold	5,805,397
Due from broker-variation margin swaps	2,912
Prepaid expenses and other assets	514,105

Total Assets	19,745,073,425

LIABILITIES
Payable to broker for collateral for securities on loan	1,190,263,705
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,961,402
Unrealized depreciation on OTC swap agreements	3,686,898
Management fee payable	2,585,107
Payable for Portfolio shares purchased	1,607,893
Due to broker-variation margin futures	1,565,135
Accrued expenses and other liabilities	1,215,383
Distribution fee payable	505,204
Trustees’ fees payable	21,976
Payable to custodian	823
Affiliated transfer agent fee payable	401

Total Liabilities	1,209,413,927

NET ASSETS	$18,535,659,498

Net assets were comprised of:
Partners’ Equity	$18,535,659,498

Net asset value and redemption price per share, $18,535,659,498 / 1,189,516,230 outstanding shares of beneficial interest	$15.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$640,230,542
Income from securities lending, net (including affiliated income of $2,333,270)	2,514,567
Unaffiliated dividend income	1,217,772
Affiliated dividend income.	571,832

Total income	644,534,713

EXPENSES
Management fee	80,024,480
Distribution fee	43,632,686
Custodian and accounting fees	967,784
Trustees’ fees	234,690
Legal fees and expenses	94,623
Audit fee	46,363
Shareholders’ reports	11,854
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,060
Miscellaneous	262,104

Total expenses	125,281,644

NET INVESTMENT INCOME (LOSS)	519,253,069

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(639,655))	317,034,780
Futures transactions	(46,786,191)
Forward currency contract transactions	(13,267,944)
Swap agreements transactions	(3,026,878)
Foreign currency transactions	252,969

254,206,736

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(233,470))	1,357,213,891
Futures	(7,004,687)
Forward currency contracts	(5,399,355)
Swap agreements	(2,615,288)
Foreign currencies.	(66,805)

1,342,127,756

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,596,334,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,115,587,561

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$519,253,069	$469,373,754
Net realized gain (loss) on investment and foreign currency transactions	254,206,736	145,265,020
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,342,127,756	1,697,787,098

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,115,587,561	2,312,425,872

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [43,654,660 and 217,656,939 shares, respectively]	604,201,738	2,800,096,348
Portfolio shares purchased [32,933,013 and 3,788,165 shares, respectively]	(489,109,799)	(49,925,604)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	115,091,939	2,750,170,744

TOTAL INCREASE (DECREASE)	2,230,679,500	5,062,596,616
NET ASSETS:
Beginning of year	16,304,979,998	11,242,383,382

End of year	$18,535,659,498	$16,304,979,998

SEE NOTES TO FINANCIAL STATEMENTS.

A31

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The Portfolio is a diversified portfolio for purposes of the 1940 Act.

The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

B1

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio

B2

does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio entered into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    The Portfolio entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing their investment objective. The Portfolio used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream

B3

of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    The Portfolio entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

B4

The Trust, on behalf of the Portfolio, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    The Portfolio purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

B5

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged PGIM, Inc. (through its business unit PGIM Fixed Income) and PGIM Limited to serve as subadvisers for the Portfolio. PGIM Limited commenced as a subadviser on April 27, 2020.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Multi-Sector Fixed Income*	0.5325% first $300 million;	0.46%
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $5 billion;
	0.3825% in excess of $20 billion

*	Management fees are calculated based on an aggregation of net assets with AST Prudential Corporate Bond Portfolio.

B6

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PAD, PGIM, Inc., PGIM Limited and PGIM Investments are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolio bears all other costs and expenses.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures. For the reporting period ended December 31, 2020 no such transactions were entered into by the Portfolio.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$2,826,774,026	$2,200,568,910

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$110,784,240	$1,589,645,185	$1,680,020,667	$—	$—	$20,408,758	20,408,758	$571,832

PGIM Institutional Money Market Fund*
836,065,239	3,443,685,428	3,088,565,335	(233,470)	(639,655)	1,190,312,207	1,190,907,661	2,333,270	**

$946,849,479	$5,033,330,613	$4,768,586,002	$(233,470)	$(639,655)	$1,210,720,965		$2,905,102

B7

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolio’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 — 9/30/2021	10/3/2019 —10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolio utilized the SCA during the year ended December 31, 2020. The average daily balance for the 9 days that the Portfolio had loans outstanding during the period was approximately $4,471,111, borrowed at a weighted average interest rate of 1.46%. The maximum loan outstanding amount during the period was $11,354,000. At December 31, 2020, the Portfolio did not have an outstanding loan amount.

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolio with a par value of $0.001 per share. As of December 31, 2020, the Portfolio only offers a single share class to investors.

As of December 31, 2020, all shares of the Portfolio were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

B8

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Multi-Sector Fixed Income	2	100.0%

9.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Portfolio’s risks, please refer to the Portfolio’s Prospectus and Statement of Additional Information.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

B9

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics)

B10

and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

B11

Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.83	$11.65	$12.34	$11.35	$10.42

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.44	0.42	0.40	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.32	1.74	(1.11)	0.59	0.55

Total from investment operations	1.75	2.18	(0.69)	0.99	0.93

Net Asset Value, end of year	$15.58	$13.83	$11.65	$12.34	$11.35

Total Return(b)	12.65%	18.71%	(5.59)%	8.72%	8.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18,536	$16,305	$11,242	$9,993	$7,923
Average net assets (in millions)	$17,453	$14,016	$10,301	$8,906	$6,579
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.75%	0.76%
Expenses before waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.75%	0.76%
Net investment income (loss)	2.98%	3.35%	3.57%	3.36%	3.38%
Portfolio turnover rate(d)	15%	43%	36%	48%	62%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Multi-Sector Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AST Multi-Sector Fixed Income Portfolio (one of the portfolios constituting Advanced Series Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolio.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Government Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST Government Money Market Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Year	10 Year
Portfolio	0.00%	0.22%	0.71%	0.36%
Lipper US Govt. Money Market Average	N/A	0.25	0.73	0.37

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2020, the AST Government Money Market Portfolio returned 0.22%. The Portfolio underperformed the Lipper US Govt. Money Market Average.

What were the market conditions during the reporting period?

Markets in calendar-year 2020 (the reporting period) were dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. The Federal Reserve (the Fed) quickly deployed — and then moved beyond — its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing (QE) purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period as the Fed’s unprecedented monetary responses significantly improved market liquidity. US Treasury rates sold off and steepened during the period, with the 10-year/2-year Treasury spread rising from 0.34% to 0.80% over the period. Meanwhile, the yield on the 3-month Treasury bill declined from 1.55% to 0.08% while the 3-month LIBOR (London Interbank Offered Rate) declined from 1.91% to 0.24%. In the short-term credit markets, investment-grade credit spreads tightened throughout the period. The Bloomberg Barclays 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.57% during the period. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.)

With central banks re-examining how to achieve the inflation targets that they’ve been missing and with plenty of slack in the global economy, PGIM Fixed Income expects the QE flood to continue, given its key role in underpinning the markets and the recovery. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will be targeting an inflation rate of 2% on average over time, while permitting periods of overshooting 2% to make up for previous undershoots. Thus, the fed funds rate can be expected to stay at its current level for some time.

What strategies or holdings affected the Portfolio’s performance?

For the first quarter of the period, the Portfolio’s weighted average maturity (WAM) remained longer than peers, shortening slightly following the Fed action. The Portfolio’s WAM remained longer than peers for the first half of the second quarter, shortened versus peers for the second half of the second quarter, and then remained shorter than peers throughout the second half of the period. The Portfolio’s weighted average life remained extended through floating rate securities throughout the period.

Throughout the period, the Portfolio took advantage of changing floating rate spreads and shifted positioning across LIBOR floaters and secured overnight financing rate (SOFR) floaters accordingly. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

Additionally, to take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

*

Source: iMoneyNet, Inc. based on 87 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2020.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1

AST Government Money Market Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Government Money Market Portfolio (As of 12/31/2020)
Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	0.085%	03/04/2021	3.6%
U.S. Treasury Bills	0.096%	02/11/2021	2.4%
U.S. Cash Management Bills	0.090%	03/16/2021	2.4%
Federal Home Loan Mortgage Corp.	0.091%	05/10/2021	2.1%
Federal Home Loan Bank	0.089%	04/14/2021	2.1%
Federal Home Loan Mortgage Corp.	0.120%	01/22/2021	2.1%
Federal Home Loan Bank	0.091%	01/27/2021	2.1%
U.S. Treasury Bills	0.080%	02/04/2021	2.0%
U.S. Treasury Bills	0.087%	03/25/2021	2.0%
Federal Home Loan Bank	0.085%	02/17/2021	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The index is unmanaged and includes reinvestment of any income or distributions. The index does not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Government Money Market Portfolio	Actual	$1,000.00	$1,000.00	0.15%	$0.75
	Hypothetical	$1,000.00	$1,024.38	0.15%	$0.76

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS(m) — 6.7%
Bank of America Securities, Inc., 0.08%, dated 12/31/20, due 01/04/21 in the amount of $17,973,160		17,973	$17,973,000
Goldman Sachs & Co., 0.08%, dated 12/31/20, due 01/04/21 in the amount of $25,000,222		25,000	25,000,000
ING Financial Markets LLC, 0.13%, dated 11/18/20, due 01/26/21 in the amount of $20,004,983		20,000	20,000,000

TOTAL REPURCHASE AGREEMENTS (amortized cost $62,973,000)			62,973,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 68.3%
Federal Farm Credit Bank, 1 Month LIBOR + (0.020)% (Cap N/A, Floor 0.000%)
0.133%(c)	11/16/21	12,250	12,249,334
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)% (Cap N/A, Floor 0.000%)
0.113%(c)	12/20/21	7,000	7,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.055)% (Cap N/A, Floor 0.000%)
0.093%(c)	02/03/21	9,000	9,000,000
Federal Farm Credit Bank, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
0.258%(c)	03/25/21	7,500	7,499,776
Federal Farm Credit Bank, 3 Month LIBOR + (0.090)% (Cap N/A, Floor 0.000%)
0.124%(c)	11/02/21	7,000	6,999,902
0.129%(c)	12/16/21	16,000	16,000,239
0.134%(c)	11/30/21	9,000	9,000,000
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.130%(c)	02/09/21	8,000	8,000,000
Federal Farm Credit Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
0.160%(c)	02/17/22	9,000	9,000,000
Federal Farm Credit Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
0.195%(c)	01/15/21	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
0.200%(c)	05/18/21	10,000	10,000,000
0.200%(c)	07/08/21	10,000	9,999,608
Federal Home Loan Bank
0.105%(n)	01/15/21	15,000	14,999,388
0.100%(n)	01/20/21	10,000	9,999,472
0.091%(n)	01/27/21	19,500	19,498,718
0.098%(n)	01/29/21	6,000	5,999,543
0.085%(n)	02/01/21	18,000	17,998,682
0.092%(n)	02/10/21	13,000	12,998,671
0.085%(n)	02/17/21	19,000	18,997,892
0.080%(n)	02/19/21	11,557	11,555,742
0.088%(n)	02/24/21	15,000	14,998,020
0.085%(n)	03/03/21	13,000	12,998,128
Federal Home Loan Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
0.138%(c)	03/26/21	5,000	5,000,248
0.143%(c)	04/05/21	8,000	8,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.030)% (Cap N/A, Floor 0.000%)
0.122%(c)	04/20/21	11,000	11,000,227

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, 1 Month LIBOR + (0.040)% (Cap N/A, Floor 0.000%)
0.106%(c)	01/08/21	12,000	$11,999,998
0.114%(c)	01/13/21	10,000	10,000,047
Federal Home Loan Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
0.094%(c)	02/22/21	11,000	10,999,957
Federal Home Loan Bank, 1 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)
0.148%(c)	09/28/21	9,000	9,000,000
0.149%(c)	05/10/21	8,000	8,000,000
Federal Home Loan Bank, 1 Month LIBOR + 0.005% (Cap N/A, Floor 0.000%)
0.158%(c)	08/16/21	9,000	9,000,971
Federal Home Loan Bank, 1 Month LIBOR + 0.040% (Cap N/A, Floor 0.000%)
0.193%(c)	07/06/21	11,000	11,003,711
Federal Home Loan Bank, 3 Month LIBOR + (0.135)% (Cap N/A, Floor 0.000%)
0.070%(c)	02/12/21	9,000	8,999,864
0.089%(c)	04/14/21	20,000	19,999,542
Federal Home Loan Bank, 3 Month LIBOR + (0.140)% (Cap N/A, Floor 0.000%)
0.078%(c)	04/19/21	15,000	14,999,257
Federal Home Loan Bank, 3 Month LIBOR + (0.170)% (Cap N/A, Floor 0.000%)
0.060%(c)	01/08/21	11,000	10,999,925
0.064%(c)	01/06/21	5,000	5,000,015
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
0.110%(c)	08/23/21	11,000	11,000,000
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.120%(c)	01/11/21	10,000	10,000,000
0.120%(c)	01/28/21	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
0.125%(c)	12/17/21	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.130%(c)	02/26/21	10,000	10,000,000
0.130%(c)	04/23/21	11,000	11,000,000
Federal Home Loan Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
0.140%(c)	01/22/21	13,300	13,299,894
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
0.150%(c)	02/16/21	10,000	10,000,000
0.150%(c)	02/11/22	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.075% (Cap N/A, Floor 0.000%)
0.165%(c)	06/11/21	9,000	8,994,169
Federal Home Loan Bank, SOFR + 0.080% (Cap N/A, Floor 0.000%)
0.170%(c)	03/04/21	18,000	18,000,000
Federal Home Loan Bank, SOFR + 0.085% (Cap N/A, Floor 0.000%)
0.175%(c)	09/10/21	11,000	11,002,663
Federal Home Loan Bank, SOFR + 0.160% (Cap N/A, Floor 0.000%)
0.250%(c)	05/07/21	8,000	8,001,402
Federal Home Loan Mortgage Corp., MTN
0.091%	05/10/21	20,000	20,000,000
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.025% (Cap N/A, Floor 0.000%)
0.115%(c)	02/26/21	9,000	9,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.120%(c)	01/22/21	20,000	$19,999,130
0.120%(c)	02/05/21	8,000	7,999,537
0.120%(c)	02/19/21	4,000	3,999,837
0.120%(c)	02/24/21	9,000	9,000,000
Federal Home Loan Mortgage Corp., MTN, SOFR + 0.045% (Cap N/A, Floor 0.000%)
0.135%(c)	08/27/21	4,000	4,000,000
Federal National Mortgage Assoc., SOFR + 0.075% (Cap N/A, Floor 0.000%)
0.165%(c)	06/04/21	18,500	18,498,725
Federal National Mortgage Assoc., SOFR + 0.120% (Cap N/A, Floor 0.000%)
0.210%(c)	03/16/21	7,000	7,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $646,592,234)			646,592,234

U.S. TREASURY OBLIGATIONS — 25.9%
U.S. Cash Management Bills
0.090%(n)	03/16/21	23,000	22,995,724
0.086%(n)	03/23/21	18,000	17,996,537
0.090%(n)	04/13/21	9,000	8,997,705
U.S. Treasury Bills
0.103%(n)	01/21/21	10,000	9,999,431
0.087%(n)	01/26/21	14,000	13,999,153
0.080%(n)	02/04/21	19,000	18,998,564
0.096%(n)	02/11/21	23,000	22,997,483
0.083%(n)	02/16/21	9,000	8,999,045
0.090%(n)	02/23/21	18,463	18,460,054
0.085%(n)	03/04/21	34,000	33,995,042
0.083%(n)	03/11/21	14,000	13,997,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.087%(n)	03/25/21	19,000	$18,996,189
0.096%(n)	04/01/21	10,000	9,997,613
0.090%(n)	04/22/21	15,000	14,995,837
0.106%(n)	12/02/21	10,000	9,990,136

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $ 245,416,286)			245,416,286

TOTAL INVESTMENTS — 100.9% (amortized cost $ 954,981,520)			954,981,520
Liabilities in excess of other assets — (0.9)%			(8,835,340)

NET ASSETS — 100.0%			$946,146,180

Below is a list of the abbreviation(s) used in the annual report:

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(m)

Repurchase agreement is collateralized by FHLMC (coupon rates 2.000%-7.000%, maturity dates 03/15/31-12/01/50), FNMA (coupon rates 1.500%-4.000%, maturity dates 11/01/35-11/01/50) and GNMA (coupon rates 3.500%-4.000%, maturity dates 03/15/45-03/05/48), with the aggregate value, including accrued interest, of $64,232,460.

(n)	Rate quoted represents yield to maturity as of purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Repurchase Agreements	$—	$62,973,000	$—
U.S. Government Agency Obligations	—	646,592,234	—
U.S. Treasury Obligations	—	245,416,286	—

Total	$—	$954,981,520	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Government Agency Obligations	68.3%
U.S. Treasury Obligations	25.9
Repurchase Agreements	6.7

100.9
Liabilities in excess of other assets	(0.9)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements.	Bank of America Securities, Inc.	$17,973,000	$(17,973,000)	$—
Repurchase Agreements.	Goldman Sachs & Co.	25,000,000	(25,000,000)	—
Repurchase Agreements.	ING Financial Markets LLC	20,000,000	(20,000,000)	—

		$62,973,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments, at amortized cost which approximates fair value:	$954,981,520
Cash	953
Interest receivable	73,516
Receivable for Portfolio shares sold	61,999
Prepaid expenses	7,310

Total Assets	955,125,298

LIABILITIES
Payable for Portfolio shares purchased	8,868,524
Accrued expenses and other liabilities	69,483
Distribution fee payable	26,008
Management fee payable	14,702
Affiliated transfer agent fee payable	401

Total Liabilities	8,979,118

NET ASSETS	$946,146,180

Net assets were comprised of:
Partners’ Equity	$946,146,180

Net asset value and redemption price per share, $946,146,180 / 945,467,398 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
Interest income	$4,054,550

EXPENSES
Management fee	2,709,849
Distribution fee	2,258,208
Custodian and accounting fees	90,450
Legal fees and expenses	27,753
Audit fee	26,363
Trustees’ fees	21,240
Shareholders’ reports	7,755
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,059
Miscellaneous	17,236

Total expenses	5,165,913
Less: Fee waiver and/or expense reimbursement	(2,696,724)

Net expenses	2,469,189

NET INVESTMENT INCOME (LOSS)	1,585,361

REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	26,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,611,474

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,585,361	$12,086,576
Net realized gain (loss) on investment transactions.	26,113	85,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,611,474	12,171,652

DISTRIBUTIONS	(1,611,298)	(12,171,647)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [770,716,429 and 537,112,565 shares, respectively]	770,716,429	537,112,565
Portfolio shares issued in reinvestment of distributions [1,611,298 and 12,171,647 shares, respectively]	1,611,298	12,171,647
Portfolio shares purchased [547,527,702 and 584,927,729 shares, respectively]	(547,527,702)	(584,927,729)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	224,800,025	(35,643,517)

CAPITAL CONTRIBUTIONS	—	61

TOTAL INCREASE (DECREASE)	224,800,201	(35,643,451)
NET ASSETS:
Beginning of year	721,345,979	756,989,430

End of year	$946,146,180	$721,345,979

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the AST Government Money Market Portfolio (the “Portfolio” or “Government Money Market”). The Portfolio is a diversified portfolio for purposes of the 1940 Act.

The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

As a government money market fund, the Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

The Portfolio’s securities of sufficient credit quality are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more

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unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Repurchase Agreements:    The Portfolio entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is the Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Delayed-Delivery Transactions:    The Portfolio purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

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Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged PGIM, Inc. to serve as subadviser for the Portfolio through its PGIM Fixed Income business unit.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

Portfolio	Management Fee	Net Effective Management Fee
Government Money Market	0.3000% first $3.25 billion;	0.00	%*
	0.2925% on next $2.75 billion;
	0.2625% on next $4 billion;
	0.2425% in excess of $10 billion

*

The Investment Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2020, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $2,696,724, 0.30% of the Government Money Market Portfolio’s average daily net assets.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments, PAD and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolio bears all other costs and expenses.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures. For the reporting

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period ended December 31, 2020 no such transactions were entered into by the Portfolio.

In March 2019, the following Portfolio was reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for the affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Government Money Market	$61

5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolio’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

6.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolio with a par value of $0.001 per share. As of December 31, 2020, the Portfolio offers only a single share class to investors.

As of December 31, 2020, all shares of the Portfolio were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Government Money Market	3	99.9%

7.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Portfolio’s risks, please refer to the Portfolio’s Prospectus and Statement of Additional Information.

Credit Risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any

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replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress

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is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

8.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

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Financial Highlights

	AST Government Money Market Portfolio
	Year Ended December 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	— (b)	0.02		0.01	— (b)	—	(b)
Less Dividends and Distributions	— (b)	(0.02)		(0.01)	— (b)	—
Capital Contributions.	—	—	(b)(c)	—	—	—

Net Asset Value, end of year.	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return(d)	0.22%	1.69	%(e)	1.30%	0.34%	—	%(b)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$946	$721		$757	$866	$997
Average net assets (in millions)	$903	$727		$744	$933	$1,084
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.27%	0.58%		0.57%	0.57%	0.45%
Expenses before waivers and/or expense reimbursement	0.57%	0.58%		0.59%	0.59%	0.59%
Net investment income (loss)	0.18%	1.66%		1.28%	0.33%	—	%(b)

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AST Government Money Market Portfolio (one of the portfolios constituting Advanced Series Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolio.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-F

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST American Funds Growth Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST Global Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST American Funds Growth Allocation Portfolio	A3
	AST BlackRock 60/40 Target Allocation ETF Portfolio	A6
	AST BlackRock 80/20 Target Allocation ETF Portfolio	A9
	AST Global Bond Portfolio	A12
	AST Prudential Flexible Multi-Strategy Portfolio	A86
	AST QMA International Core Equity Portfolio	A97
	AST T. Rowe Price Diversified Real Growth Portfolio	A106

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST American Funds Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	22.00%	14.16%
Blended Index	16.31	12.45
S&P 500 Index	18.40	16.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period December 31, 2020, the AST American Funds Growth Allocation Portfolio returned 22.00%. The Portfolio outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

As quickly as COVID-19 brought the decade-long economic expansion in the US to a halt in the first quarter of calendar-year 2020 (the reporting period), unprecedented fiscal and monetary stimulus and coordinated global efforts helped the financial markets bounce back quickly. The US equity market rose approximately 70% from its March 23 low through the end of the period.

The US equity market’s rally at the end of the period was not shared by all companies, and a stark divide emerged between the “winners and losers” in an era of lockdowns and more limited mobility. Digital leaders across industries leapt ahead of the competition. Companies with fast and efficient online business models performed very well, with technology and consumer stocks that benefited from stay-at-home restrictions leading the way. Online retailers, companies with strong digital presences, firms that are considered leaders in innovation within their industries, and providers of broadband, health care, home improvement materials, and educational services enjoyed strong sales growth. Conversely, sales nearly evaporated at restaurants, travel and leisure companies, and aerospace companies. While some of this activity likely reflected an acceleration of pre-existing trends, some of it may have represented fundamental and perhaps permanent shifts in consumer behavior induced by the pandemic.

Within fixed income, unprecedented Federal Reserve and global central bank accommodation supported investor enthusiasm in the riskier segments of the market. With spreads back to pre-pandemic levels by the end of the period, valuations across many sectors — but particularly within investment-grade credit — remained stretched. While valuations remained high, opportunities still existed for companies that could weather the economic uncertainties. However, with interest rates likely to remain at low levels for some time, high-quality core bonds will likely continue to remain an important buffer against future volatility.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio — comprised of five underlying American Funds and American Funds Insurance Series (AFIS) funds (the underlying funds) and a liquidity sleeve (deactivated in the second quarter of 2020) — outperformed its blended benchmark index during the reporting period and also the fourth quarter of the period.

The underlying funds provided an appropriate balance between growth and income and offered flexibility in adapting to different market conditions. The Portfolio’s results generally reflected the results of the underlying funds within its fund-of-funds structure. During the period, generally strong security selection within communication services, financials, health care, and real estate holdings contributed positively to the Portfolio’s relative return. Stock selection and sector positioning were notably positive in AFIS Growth Fund and New Perspective Fund, with a large contribution from high-conviction positions. Conversely, stock selection in the consumer staples and industrials sectors was negative for the period across most underlying funds. The fixed income portion of the Portfolio posted a positive overall return and outpaced the Bloomberg Barclays US Aggregate Bond Index during the period. Strong security selection in investment-grade corporate bonds and mortgage-backed securities, a small out-of-index allocation to high yield securities, and duration positioning within US Treasuries benefited the Portfolio. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

The liquidity sleeve, which closed in early 2020, invested in futures and swaps. The derivative activity in that sleeve had minimal impact to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST American Funds Growth Allocation Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST American Funds Growth Allocation (As of 12/31/2020)
Top Holdings	Asset Class/Line of Business	% of Net Assets
American Funds Insurance Series - Asset Allocation Fund (Class 1)	Dynamic Allocation	23.7%
New Perspective Fund (Class R6)	Growth Broad Market	21.6%
American Funds Insurance Series - Growth-Income Fund (Class 1)	Blend Broad Market	19.3%
Bond Fund of America (The) (Class R6), 0.000%, 12/01/99	Aggregate Bond	18.6%
American Funds Insurance Series - Growth Fund (Class 1)	Growth Broad Market	16.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

2

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Cumulative Total Returns	1 Year	Since Inception
Portfolio	15.76%	17.53%
Blended Index	14.57	17.63
S&P 500 Index	18.40	24.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST BlackRock 60/40 Target Allocation ETF Portfolio returned 15.76%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The performance of US equities in calendar-year 2020 (the reporting period) was strong, with returns well above their average annual performance, despite what was close to the sharpest drawdown in history during the first quarter of 2020. This is testament to the record levels of monetary policy and fiscal stimulus that were implemented to stem the hits on economic activity and everyday life since the onset of COVID-19 in the US early in 2020. Once again, large-cap stocks outperformed mid- and small-cap stocks during the period. The momentum factor outperformed during the reporting period overall, illustrating the speed of the recovery after the initial COVID-19 outbreak and underlining that some pre-COVID-19 winners were also the big winners after the outbreak, with the information technology sector leading the charge. With the removal of US election uncertainty, the tilt toward risk assets in the fourth quarter of 2020 was largely based on the prospect of additional stimulus following a new president and Congress assuming office in early 2021.

As such, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets in spite of the chaos throughout the year. While BlackRock feels that the rapid pace of gains in risky assets such as equities may moderate in 2021 as we wait for positive tailwinds to equity prices to actually hit the real world (e.g., vaccine rollout, additional COVID-19 economic relief from Congress, and declining pandemic cases), BlackRock is evaluating risky asset overweight positions in anticipation of these drivers powering earnings higher in the post-COVID-19 world.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s overweight to equities was the largest driver of returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international developed markets counterparts. Within equities, the Portfolio’s strategic allocation to, and rotation among, various investing factors — along with the Portfolio’s strategic overweight to medical devices and technology stocks — was the largest positive contributor to performance. Such allocations were funded from an underweight position to international developed markets equities. On the fixed income side, longer-duration US Treasuries rallied considerably, then reversed. While returns were positive across all fixed income asset classes, shifts in duration and the late rally in lower-quality bonds were sources of outperformance for the Portfolio. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 60/40 Target Allocation ETF (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
iShares Core S&P 500 ETF	Exchange-Traded Funds	19.1%
iShares Trust iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	15.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	Exchange-Traded Funds	11.6%
iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	8.4%
iShares, Inc. iShares ESG Aware MSCI EM ETF	Exchange-Traded Funds	7.3%
iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	7.2%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Exchange-Traded Funds	5.6%
iShares MSCI USA Value Factor ETF	Exchange-Traded Funds	4.2%
iShares 0-5 Year High Yield Corporate Bond ETF	Exchange-Traded Funds	3.8%
iShares MBS ETF	Exchange-Traded Funds	3.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

4

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Cumulative Total Returns	1 Year	Since Inception
Portfolio	18.37%	20.97%
Blended Index	16.49	20.51
S&P 500 Index	18.40	24.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST BlackRock 80/20 Target Allocation ETF Portfolio returned 18.37%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The performance of US equities in calendar-year 2020 (the reporting period) was strong, with returns well above their average annual performance, despite what was close to the sharpest drawdown in history during the first quarter of 2020. This is testament to the record levels of monetary policy and fiscal stimulus that were implemented to stem the hits on economic activity and everyday life since the onset of COVID-19 in the US early in 2020. Once again, large-cap stocks outperformed mid- and small-cap stocks during the period. The momentum factor outperformed during the reporting period overall, illustrating the speed of the recovery after the initial COVID-19 outbreak and underlining that some pre-COVID-19 winners were also the big winners after the outbreak, with the information technology sector leading the charge. With the removal of US election uncertainty, the tilt toward risk assets in the fourth quarter of 2020 was largely based on the prospect of additional stimulus following a new president and Congress assuming office in early 2021.

As such, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets in spite of the chaos throughout the year. While BlackRock feels the rapid pace of gains in risky assets such as equities may moderate in 2021 as we wait for positive tailwinds to equity prices to actually hit the real world (e.g., vaccine rollout, additional COVID-19 economic relief from Congress, and declining pandemic cases), BlackRock is evaluating risky asset overweight positions in anticipation of these drivers powering earnings higher in the post-COVID-19 world.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s overweight to equities was the largest driver of returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international developed markets counterparts. Within equities, the Portfolio’s strategic allocation to, and rotation among, various investing factors — along with the Portfolio’s strategic overweight to medical devices and technology stocks — was the largest positive contributor to performance. Such allocations were funded from an underweight position to international developed markets equities. On the fixed income side, longer-duration US Treasuries rallied considerably, then reversed. While returns were positive across all fixed income asset classes, shifts in duration and the late rally in lower-quality bonds were sources of outperformance for the Portfolio. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 80/20 Target Allocation ETF (As of 12/31/2020)
Ten Largest Holdings	Asset Class	% of Net Assets
iShares Core S&P 500 ETF	Exchange-Traded Funds	24.8%
iShares Trust iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	20.0%
iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	10.1%
iShares, Inc. iShares ESG Aware MSCI EM ETF	Exchange-Traded Funds	9.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	Exchange-Traded Funds	5.8%
iShares MSCI USA Value Factor ETF	Exchange-Traded Funds	5.1%
iShares Global Tech ETF	Exchange-Traded Funds	4.2%
iShares U.S. Medical Devices ETF	Exchange-Traded Funds	4.0%
iShares MBS ETF	Exchange-Traded Funds	3.7%
iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

6

AST Global Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	4.50%	3.99%	3.89%
Bloomberg Barclays Global Aggregate USD Hedged Index	5.58	4.48	4.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Global Bond Portfolio returned 4.50%. The Portfolio underperformed the Bloomberg Barclays Global Aggregate USD Hedged Index.

NOTE: Prior to November 16, 2020, the Portfolio was known as the AST Wellington Global Bond Portfolio and was subadvised by only Wellington Management Company LLP. Effective November 16, 2020, the AST AB Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio, AST PIMCO Dynamic Bond Portfolio and the AST Templeton Global Bond Portfolio were merged into the AST Wellington Global Bond Portfolio and renamed to the AST Global Bond Portfolio. The AST Global Bond Portfolio is now subadvised by Wellington Management Company LLP, AllianceBernstein LP and Goldman Sachs Asset Management, LP. The Portfolio’s performance for the year was largely attributable to that of Wellington Management Company LLP.

What were the market conditions during the reporting period?

Global fixed income markets generated positive total returns during calendar-year 2020 (the reporting period). Markets were influenced by the spread of COVID-19, followed by a gradual economic recovery and the regulatory approval of two COVID-19 vaccines. Early in the period, sovereign government bond yields fell to record lows in several developed market countries, while spreads (yield differentials) widened sharply, reflecting global recession fears stemming from the COVID-19 pandemic. Through the end of the period, yields remained suppressed and spreads tightened gradually, as countries emerged from lockdown and businesses began to reopen.

Global central banks added extraordinary monetary stimulus during the period. The Federal Reserve (the Fed) cut short-term interest rates to near zero and the European Central Bank (ECB) launched a massive asset purchase program, which included non-financial commercial paper for the first time, while also easing collateral rules. Many other developed market central banks added accommodation, and several emerging market central banks embarked on quantitative easing for the first time or requested new laws to do so. In the second quarter of 2020, the Fed amplified its policy response and announced a trillion-dollar lending program. Meanwhile, the Reserve Bank of New Zealand stated it was open-minded about the direct monetization of sovereign debt.

During the period, global sovereign yields declined sharply as major central banks pivoted to a synchronized, aggressive easing cycle. Yield curves steepened in countries like the US and Canada where policymakers had more room to cut policy rates. The Reserve Bank of Australia announced it would adopt a yield cap akin to the Bank of Japan’s yield curve control policy. Emerging market central banks rapidly cut policy rates, with some also starting unconventional policies, including certain forms of quantitative easing. The Fed’s policy stance of keeping interest rates low for an extended period, accompanied by tolerance for a temporary overshoot of its inflation target, prompted a modest steepening of the US yield curve. The yield curve in the United Kingdom (UK) steepened, reflecting the tension between Brexit risks, ongoing gloomy short-term economic data, and rapidly rising estimates of the British government’s borrowing needs. (Brexit refers to the UK’s exit from the European Union.)

The US dollar declined versus most currencies during the period. Although the dollar performed well early in the period when investors shifted to US-dollar-denominated cash in anticipation of the impending collapse in global economic activity, the subsequent economic recovery drove a global rally in currencies versus the US dollar. The Australian dollar gained in the second quarter, supported by the country’s proactive handling of the pandemic, along with an increase in the prices of its key exports such as iron ore. The euro strengthened upon the announcement of the European Union Recovery Fund, an important step toward fiscal union that unlocked the euro’s potential as a reserve asset.

Total returns were positive for both the corporate and securitized sectors, as the global economy began to recover in the second quarter. Spread (non-government bond) sectors posted positive returns, as spreads tightened across most sectors in response to reopening economies and highly accommodative central bank policies.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST Global Bond Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

Within macro-based duration strategies, the Portfolio’s US duration positioning detracted from the Portfolio’s relative performance. (Duration is a measure of a portfolio or bond’s price sensitivity to interest rate changes over time.) A tactical overweight US duration position hurt results early in the second quarter of 2020, as yields rose upon hopes of an economic recovery and upon better-than-expected US jobs data. The Portfolio’s overweight position in the 30-year segment of the US Treasury yield curve detracted from returns in the third quarter when a drop in the number of US COVID-19 cases and record US Treasury security auctions sent Treasury yields higher. Overweight positions in Australia and New Zealand contributed positively to the Portfolio’s relative performance early in the period, as the increasing number of COVID-19 cases caused yields to decline globally. Underweight positions in UK duration detracted from the Portfolio’s relative performance during the fourth quarter. UK gilt yields fell toward the end of the period, reflecting the various twists of the European Union-UK trade deal and a surge in UK COVID-19 cases following the identification of a new, more contagious variant of the virus.

Within macro-based currency strategies, the Portfolio’s underweight position in the euro detracted from relative returns during the period. In the second quarter of 2020, the euro rose after the ECB increased its asset purchase program by 600 billion euros, a larger increase in quantitative easing than previously expected. The rally continued throughout the end of the period as the euro appreciated on news surrounding the European Union Recovery Fund, as well as positive vaccine developments and a Brexit deal. A tactical underweight to the British pound contributed positively to returns during the second quarter when Brexit risks and a decline in short-term UK gilt yields to below zero pushed the currency lower. An underweight to the Turkish lira also added to the Portfolio’s relative performance during the period, as the currency depreciated amid depleted foreign exchange reserves and increased geopolitical tensions.

Within quantitative country rotation strategies, the primary driver of performance was the Portfolio’s directional long position, held in March 2020, which added to relative returns as interest rates moved meaningfully lower. Momentum-driven quantitative currency positions also bolstered performance. The largest contributors were long positions in the euro, Mexican peso, and Polish zloty, as most currencies gained versus the US dollar during the period. In the third quarter, a long position in 10-year Canadian interest rates versus a short position in 10-year Australian interest rates detracted from returns as their spreads tightened.

Within credit strategies, the Portfolio’s overweight positions in investment-grade corporate bonds detracted from relative performance in the first quarter of 2020. Global credit spreads widened amid growing recession fears after many countries were forced to put large segments of their economies under lockdown. Credit positioning for the remainder of the period added to returns, partially offsetting first-quarter performance. The Portfolio maintained an overweight position in select credit sectors, which contributed positively to performance as spreads tightened on unprecedented fiscal stimulus from central banks, reopening of economies, and better-than-expected corporate earnings.

Derivatives were used for both active and passive management purposes over the course of the period. Currency forwards were used to implement a passive US dollar currency hedge in the Portfolio. Additionally, interest rate futures were utilized to implement best ideas in government securities and to take active duration risk in the Portfolio. This derivative positioning generally contributed to the Portfolio’s relative results.

Presentation of Portfolio Holdings — unaudited

AST Global Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	30.2%
AA	11.0%
A	26.4%
BBB	18.2%
BB	4.0%
B	8.4%
CCC and Below	-3.6%
NR	0.4%
Cash/Cash Equivalents	5.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

8

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	8.75%	7.97%	6.82%
Blended Index	13.83	9.73	7.54
MSCI All Country World Index (GD)	16.82	12.86	9.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Prudential Flexible Multi-Strategy Portfolio returned 8.75%. The Portfolio underperformed both the Blended Index and the MSCI All Country World Index (GD).

What were market conditions during the reporting period?

Following one of the quickest bear markets in US history during the first quarter of calendar-year 2020 (the reporting period), US equity markets bounced back dramatically later in the period, catching many investors off balance. Initial drivers of the recovery included positive reactions to robust fiscal and monetary stimulus, as well as a better understanding of the effects of the COVID-19 virus.

The rebound continued into the fourth quarter of 2020 as investment markets reacted strongly to positive vaccine news, with a sharp rotation into cyclical, value, and small-cap stocks that helped reduce their underperformance for the period. Pfizer-BioNTech and Moderna received regulatory approval for COVID-19 vaccines near the end of the period, with effectiveness rates exceeding 90% in final clinical trials. Performance was also helped by expectations of further federal stimulus packages following US election results.

Within fixed income markets, US interest rates dropped sharply in the first quarter of 2020, bottoming over the summer and recovering slightly by period-end. COVID-19 vaccination developments helped raise inflation estimates, which reflected the vast amounts of stimulus that had been injected into the economy over the period and also hopes for economic normalization. The Federal Reserve continued to communicate a loose monetary policy, ensuring investors that the central bank would continue to support the ongoing economic recovery. Complicating matters near the end of the period, however, were a rise in hospitalizations, renewed shutdowns, and the discovery of new variants of the virus. Production and mass distribution of vaccines are now the focus before economies are able to reopen and normalize.

What strategies or holdings affected the Portfolio’s performance?

Underlying subadvisor performance was mixed and was the main driver of the Portfolio’s underperformance. The domestic core equity and fixed income subadvisors accounted for much of the underperformance. Within equities, the subadvisor’s preference for inexpensive, high-quality stocks failed to keep pace with the strong performance of growth equities during the reporting period. Within fixed income, difficult credit conditions in the first quarter of 2020 offset positive performance for the remainder of the period.

Asset allocation decisions had a positive impact on the Portfolio’s performance during the period. An overweight position in risk assets in the first quarter detracted from performance, as the speed of the equity drawdown in February and March had a material impact despite a quick repositioning of the Portfolio. However, this was offset by tilting equity exposure toward technology and growth stocks, which experienced a robust recovery following the market sell-off in March. In addition, the Portfolio shifted to an overweight position in equities for the remainder of the period, participating in the steady rebound in risk assets.

Given the Portfolio’s ability to invest in a variety of markets, the subadvisors initiated or closed various positions during the period. This included exchange-traded funds focused on biotechnology, equities listed on the Nasdaq exchange, and stocks in the broader S&P 500 technology sector. iShares products tracking different US Treasury bond maturities were also used in an effort to manage duration exposure of the Portfolio’s fixed income position. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.)

The Portfolio used equity futures and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions did not have significant impact on performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2020

Investment Manager’s Report - As of December 31, 2020 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Prudential Flexible Multi-Strategy (As of 12/31/2020)
Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
AST Prudential Core Bond Portfolio	Core Bond	United States	19.2%
iShares Core S&P 500 ETF	Exchange-Traded Funds	United States	4.3%
Invesco QQQ Trust Series 1	Exchange-Traded Funds	United States	3.8%
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	3.5%
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	United States	3.4%
iShares Russell 2000 ETF	Exchange Traded Funds	United States	3.1%
AST High Yield Portfolio	High Yield	United States	2.6%
PGIM Select Real Estate Fund (Class R6)	Global Real Estate	United States	2.1%
iShares 3-7 Year Treasury Bond ETF	Exchange-Traded Funds	United States	1.5%
iShares 1-3 Year Treasury Bond ETF	Exchange-Traded Funds	United States	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

10

AST QMA International Core Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	6.58%	5.71%	5.07%
MSCI EAFE Index (ND)	7.82	7.45	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/5/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST QMA International Core Equity Portfolio returned 6.58%. The Portfolio underperformed the MSCI EAFE Index (ND).

What were the market conditions during the reporting period?

From a global index perspective, stocks performed well during calendar-year 2020 (the reporting period). However, there was a massive divergence in performance among equity segments:

•

Positive performance was largely driven by companies that benefited from COVID-19 lockdowns and work-from-home policies by helping certain businesses that could continue to operate under such adverse conditions, as well as secular growth in technology segments of the stock market such as online retailers.

•

Regionally, the strongest performers were markets with larger technology weightings, such as the US, and certain Asian emerging market bourses, including China, Taiwan, and South Korea — countries that were comparatively effective in controlling the spread of COVID-19.

•	Cyclical stocks in value-oriented market segments — especially service-sector businesses heavily impacted by pandemic restrictions — were among the biggest laggards.

Emerging markets (EM) significantly outpaced developed markets in December 2020, shrugging off the shortfall during the prior month to outperform during the fourth quarter and for the period. EM’s outperformance during the period was particularly discernible versus developed markets that did not include the US, as the extraordinary bounce back in US equities — after the sharp March COVID-19 downturn — helped minimize the performance differential between emerging markets and global developed markets.

From a size perspective, broad market small-cap indexes generally outpaced their large-cap counterparts in December, the fourth quarter, and the full period. Outperforming annual returns were derived predominantly from the second half of the period, when downtrodden small-cap stocks recovered after having taken a backseat earlier in the period to larger companies that were perceived as less risky after the onset of COVID-19. Within the world’s two largest economies — the US and China — larger companies underperformed during the fourth quarter — most strikingly in the US, where larger companies lagged smaller stocks but retained their performance lead for the period.

What strategies or holdings affected the Portfolio’s performance?

The reporting period was defined by extraordinary volatility. The global spread of COVID-19 during the first quarter of 2020 affected local market economies and permeated all aspects of daily life. Economic activities were virtually crippled. Governments around the globe took drastic measures to contain the spread of COVID-19, plunging the world into uncharted territory. During this time, investors flocked to market segments they felt were best equipped to weather the unprecedented circumstances (e.g., information technology and internet companies within the consumer discretionary sector).

Equity markets rebounded quickly later in the period but were considerably segmented. This trade-off from fundamentals was detrimental to QMA’s fundamentally driven investment process. Value measures struggled, particularly during the first half of the period, although growth and quality investment styles helped temper that weakness.

Underperformance of value factors and outperformance of quality and growth factors in rising markets reflected an element of caution among investors. Late in the period, a sharp, negative reversal in growth and quality stocks was particularly harmful. However, in November, news of a

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST QMA International Core Equity Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

successful COVID-19 vaccine trial sent equity markets soaring, with return dispersion and volatility elevating as markets assessed and repositioned pending a possible end to pandemic-related restrictions and the consequent economic slowdowns.

For the period, weakness in value stocks weighed most heavily on relative performance, particularly in Japanese industrials and financials, French financials, and Italian consumer discretionary segments of the market. With return dispersion high, modest country tilts toward some of the countries most affected by the pandemic — such as Spain and Italy — also detracted from performance during the period.

The Portfolio used fully collateralized futures to manage daily cash flows. These were a small portion of the total market value and had no material effect on the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited

AST QMA International Core Equity (As of 12/31/2020)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Roche Holding AG	Pharmaceuticals	Switzerland	2.1%
Novartis AG	Pharmaceuticals	Switzerland	1.9%
Nestle SA	Food Products	Switzerland	1.6%
Unilever PLC	Personal Products	United Kingdom	1.5%
Sony Corp.	Household Durables	Japan	1.4%
Sanofi	Pharmaceuticals	France	1.2%
Rio Tinto PLC	Metals & Mining	Australia	1.2%
Nintendo Co. Ltd.	Entertainment	Japan	1.2%
British American Tobacco PLC	Tobacco	United Kingdom	1.1%
GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

12

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	15.48%	10.77%	8.56%
Blended Index	16.25	11.67	9.26
S&P 500 Index	18.40	15.21	13.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST T. Rowe Price Diversified Real Growth Portfolio returned 15.48%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US stocks rose during calendar-year 2020 (the reporting period), despite the COVID-19 pandemic and the economic dislocations that it caused. In the first quarter of 2020, equities declined sharply as COVID-19 spread quickly in the US, prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts. The rebound continued during much of the third quarter as an economic recovery, coupled with progress in the development of COVID-19 vaccines and treatments, boosted stock prices. During the fourth quarter, stocks benefited from reduced political uncertainty as Joe Biden defeated incumbent Donald Trump in the November US presidential election. Regulatory approval of two COVID-19 vaccines in December, followed by the start of a global distribution of those vaccines, propelled equities higher by the end of the period.

Returns in developed Asian markets were broadly positive during the period. Gains in the Japanese market were driven by historic levels of fiscal and monetary stimulus in response to the pandemic. The region was resilient, as containment measures helped slow the spread of the virus and limited the duration of economic disruption. The economic recovery in China, coupled with robust stimulus measures, also provided a tailwind for regional economies.

In the developed European equity markets, stocks were broadly positive during the period. After declining at the beginning of the pandemic, shares in Europe rebounded as the region was supported by massive accommodative actions from the European Central Bank and the European Union (EU). However, a renewed surge in COVID-19 infections later in the period raised fears of a delayed economic recovery and prevented shares from recapturing all the losses suffered at the height of the first wave of the pandemic in March. Political and economic risks receded late in the period as the United Kingdom exited the EU on December 31 after reaching a post-Brexit trade agreement.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets outperformed their peers. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its blended benchmark index during the reporting period. Security selection within the underlying portfolios and tactical decisions contributed positively to overall performance, while out-of-index exposure to diversifying sectors detracted.

Security selection within the underlying portfolios, most notably choices in the allocations to US large-cap value and international small-cap stocks, contributed to relative returns during the period, as they outperformed their respective benchmark indexes. International developed market value stocks and US multi-cap growth equities also contributed to relative performance due to security selection. Conversely, unfavorable security selection within the allocations to US large-cap core and international developed market growth stocks detracted, as these allocations underperformed their respective benchmarks.

Tactical allocation decisions had a positive impact on relative results for the period, driven by an underweight allocation to real assets equities, which trailed global equities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

13

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (unaudited) (Continued)

Out-of-index exposure to real assets equities, which lagged the blended equity benchmark for the period, significantly detracted from relative returns, though the previously mentioned underweight and favorable security selection within the sector partly offset this negative impact. The inclusion of short-term Treasury inflation-linked securities, floating rate loans, high yield debt, and emerging market bonds as diversifying sectors within fixed income detracted from relative results, as these sectors underperformed the Bloomberg Barclays US Government/Credit Index.

At the end of the period, the Portfolio held equity options, index futures, and interest rate futures, generating gross exposure of approximately 10.4%. The portfolio includes a dedicated derivative-based Equity Index Option call-writing strategy, where the option position was a modest negative contributor; however, futures positions used to dynamically hedge the option positions and manage the associated equity exposures within the strategy provided a positive contribution which helped to moderate the adverse impact in 2020. Other derivative applications in managing risk and market exposures include the use of Treasury futures to manage duration and yield curve exposure within fixed income which did not have a significant impact.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Diversified Real Growth (As of 12/31/2020)
Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	Emerging Markets	3.0%
T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	High Yield	2.9%
T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	Bank Loan	2.8%
Microsoft Corp.	Software	1.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.5%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.2%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 07/15/22	U.S. Treasury Obligations	1.1%
Visa, Inc. (Class A Stock)	IT Services	0.9%
Morgan Stanley	Capital Markets	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

14

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST American Funds Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI ACWI ex US GD (20%), an unmanaged index that includes large and mid cap stocks across 46 developed markets and emerging markets countries.

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of the Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Government/Credit Index (25%), is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%), is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

Bloomberg Barclays Global Aggregate USD Hedged Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) and Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2020

The AST American Funds Growth Allocation Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates. with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, or the data included therein.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST American Funds Growth Allocation Portfolio	Actual	$1,000.00	$1,190.50	0.92%	$5.07
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67

AST BlackRock 60/40 Target Allocation ETF Portfolio	Actual	$1,000.00	$1,152.80	0.75%	$4.06
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

AST BlackRock 80/20 Target Allocation ETF Portfolio	Actual	$1,000.00	$1,193.30	0.75%	$4.13
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

AST Global Bond Portfolio	Actual	$1,000.00	$1,014.00	0.86%	$4.35
	Hypothetical	$1,000.00	$1,020.81	0.86%	$4.37

AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$1,134.30	1.22%	$6.55
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19

AST QMA International Core Equity Portfolio	Actual	$1,000.00	$1,199.80	1.01%	$5.58
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13

AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$1,201.20	1.05%	$5.81
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A —	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A —	Annual payment frequency for swaps
ADR —	American Depositary Receipt
BABs —	Build America Bonds
BATE —	CBOE-Europe – BXE Order Books
BBR —	New Zealand Bank Bill Rate
BBSW —	Australian Bank Bill Swap Reference Rate
BIBOR —	Bangkok Interbank Offered Rate
BROIS —	Brazil Overnight Index Swap
BTP —	Buoni del Tesoro Poliennali

CAC —	French Stock Market Index
CDI —	Chess Depository Interest
CDOR —	Canadian Dollar Offered Rate
CDX —	Credit Derivative Index
CLO —	Collateralized Loan Obligation
CMBX —	Commercial Mortgage-Backed Index
CPI —	Consumer Price Index
CVA —	Certificate Van Aandelen (Bearer)
CVT —	Convertible Security
EAFE —	Europe, Australasia, Far East
EM —	Emerging Markets
EMTN —	Euro Medium Term Note
ESG —	Environmental Social and Governance
ESTRON —	Euro Short Term Rate Overnight
ETF —	Exchange-Traded Fund
EURIBOR —	Euro Interbank Offered Rate
FHLMC —	Federal Home Loan Mortgage Corporation
GDR —	Global Depositary Receipt
GMTN —	Global Medium Term Note
iBoxx —	Bond Market Indices
IO —	Interest Only (Principal amount represents notional)
iTraxx —	International Credit Derivative Index
JIBAR —	Johannesburg Interbank Agreed Rate
KWCDC —	Korean Won Certificate of Deposit
LIBOR —	London Interbank Offered Rate
LP —	Limited Partnership
M —	Monthly payment frequency for swaps
MSCI —	Morgan Stanley Capital International
MTN —	Medium Term Note
NIBOR —	Norwegian Interbank Offered Rate
NYSE —	New York Stock Exchange
OAT —	Obligations Assimilables du Tresor
OFZ —	Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC —	Over-the-counter
PIK —	Payment-in-Kind
PJSC —	Public Joint-Stock Company
PRFC —	Preference Shares
Q —	Quarterly payment frequency for swaps
REITs —	Real Estate Investment Trust
REMICS —	Real Estate Mortgage Investment Conduit Security
S —	Semiannual payment frequency for swaps
S&P —	Standard & Poor’s
SOFR —	Secured Overnight Financing Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

SONIA —	Sterling Overnight Index Average
SPDR —	Standard & Poor’s Depositary Receipts
STIBOR —	Stockholm Interbank Offered Rate
Strips —	Separate Trading of Registered Interest and Principal of Securities
T —	Swap payment upon termination
TBA —	To Be Announced

TIPS —	Treasury Inflation-Protected Securities
UTS —	Unit Trust Security
WIBOR —	Warsaw Interbank Offered Rate
XETR —	Frankfurt Stock Exchange
XNGS —	London Stock Exchange
XTSE —	Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

LONG-TERM INVESTMENTS — 99.9%

UNAFFILIATED FUNDS**
American Funds Insurance Series - Asset Allocation Fund (Class 1)	11,830,082	$313,497,186
American Funds Insurance Series - Growth Fund (Class 1)	1,831,002	220,104,727
American Funds Insurance Series - Growth-Income Fund (Class 1)	4,621,038	255,913,068
Bond Fund of America (The) (Class R6)	17,867,779	246,396,677
New Perspective Fund (Class R6)	4,720,967	285,712,902

TOTAL LONG-TERM INVESTMENTS (cost $1,059,362,001)		1,321,624,560

SHORT-TERM INVESTMENT — 0.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,416,556)(w)	1,416,556	1,416,556

TOTAL INVESTMENTS — 100.0% (cost $1,060,778,557)		1,323,041,116
Other assets in excess of liabilities — 0.0%		207,403

NET ASSETS — 100.0%		$1,323,248,519

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Unaffiliated Funds	$1,321,624,560	$—	$—
Affiliated Mutual Fund	1,416,556	—	—

Total	$1,323,041,116	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Unaffiliated Funds	99.9%
Affiliated Mutual Fund	0.1

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2020, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(480,511)
Interest rate contracts	2,817,265	—

Total	$2,817,265	$(480,511)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(94,247)
Interest rate contracts	248,795	—

Total	$248,795	$(94,247)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$12,376,406	$168,844

Credit Default Swap Agreements— Sell Protection(1)
$3,300,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $1,059,362,001)	$1,321,624,560
Affiliated investments (cost $1,416,556)	1,416,556
Cash	336,000
Dividends and interest receivable	359,619
Receivable for Portfolio shares sold	155,109
Prepaid expenses and other assets	20,132

Total Assets	1,323,911,976

LIABILITIES
Payable for investments purchased	341,748
Accrued expenses and other liabilities	176,691
Management fee payable	58,067
Custodian and accounting fees payable	39,599
Distribution fee payable	35,908
Payable for Portfolio shares purchased	8,752
Trustees’ fees payable	2,291
Affiliated transfer agent fee payable	401

Total Liabilities	663,457

NET ASSETS	$1,323,248,519

Net assets were comprised of:
Partners’ Equity	$1,323,248,519

Net asset value and redemption price per share, $1,323,248,519 / 92,836,275 outstanding shares of beneficial interest	$14.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$14,934,603
Affiliated dividend income	325,414

Total income	15,260,017

EXPENSES
Management fee	6,960,556
Distribution fee	2,607,493
Custodian and accounting fees	99,704
Legal fees and expenses	28,480
Audit fee	26,263
Trustees’ fees	23,650
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,034
Shareholders’ reports	4,956
Miscellaneous	47,280

Total expenses	9,805,416
Less: Fee waiver and/or expense reimbursement	(3,456,212)

Net expenses	6,349,204

NET INVESTMENT INCOME (LOSS)	8,910,813

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(76,876,589)
Net capital gain distributions received	29,403,037
Futures transactions	2,817,265
Swap agreements transactions	(480,511)

(45,136,798)

Net change in unrealized appreciation (depreciation) on:
Investments	216,012,298
Futures	248,795
Swap agreements	(94,247)

216,166,846

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	171,030,048

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,940,861

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,910,813	$12,807,185
Net realized gain (loss) on investment transactions	(74,539,835)	1,933,029
Net capital gain distributions received	29,403,037	35,608,756
Net change in unrealized appreciation (depreciation) on investments	216,166,846	71,243,490

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,940,861	121,592,460

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [70,505,311 and 52,551,071 shares, respectively]	767,436,397	558,049,100
Portfolio shares purchased [61,314,957 and 105,371 shares, respectively]	(600,717,777)	(1,102,265)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	166,718,620	556,946,835

TOTAL INCREASE (DECREASE)	346,659,481	678,539,295
NET ASSETS:
Beginning of year	976,589,038	298,049,743

End of year	$1,323,248,519	$976,589,038

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

LONG-TERM INVESTMENTS — 99.8%

EXCHANGE-TRADED FUNDS**
iShares 0-5 Year High Yield Corporate Bond ETF(a)	196,091	$8,910,375
iShares 20+ Year Treasury Bond ETF(a)	13,276	2,094,024
iShares Core MSCI EAFE ETF	73,526	5,079,911
iShares Core S&P 500 ETF	119,787	44,966,842
iShares Core S&P Small-Cap ETF, Class E(a)	60,987	5,604,705
iShares Global Tech ETF(a)	25,119	7,536,956
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	197,542	27,286,477
iShares MBS ETF(a)	80,162	8,828,241
iShares MSCI EAFE Growth ETF(a)	167,963	16,949,146
iShares MSCI USA Min Vol Factor ETF(a)	66,871	4,539,204
iShares MSCI USA Value Factor ETF(a)	112,899	9,812,052
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF(a)	239,767	13,227,945
iShares Trust iShares ESG Aware MSCI USA ETF(a)	415,780	35,769,553
iShares U.S. Medical Devices ETF(a)	22,127	7,242,167
iShares U.S. Treasury Bond ETF	730,548	19,900,128
iShares, Inc. iShares ESG Aware MSCI EM ETF(a)	411,128	17,259,153

TOTAL LONG-TERM INVESTMENTS (cost $198,007,556)		235,006,879

SHORT-TERM INVESTMENTS — 33.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	878,273	878,273

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $78,132,685; includes $78,119,881 of cash collateral for securities on loan)(b)(w)	78,171,135	$78,132,049

TOTAL SHORT-TERM INVESTMENTS (cost $79,010,958)		79,010,322

TOTAL INVESTMENTS — 133.4% (cost $277,018,514)		314,017,201
Liabilities in excess of other assets — (33.4)%		(78,565,696)

NET ASSETS — 100.0%		$235,451,505

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $76,617,779; cash collateral of $78,119,881 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Exchange-Traded Funds	$235,006,879	$—	$—
Affiliated Mutual Funds	79,010,322	—	—

Total	$314,017,201	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Exchange-Traded Funds	99.8%
Affiliated Mutual Funds (33.2% represents investments purchased with collateral from securities on loan)	33.6

133.4
Liabilities in excess of other assets	(33.4)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$76,617,779	$(76,617,779)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $76,617,779:
Unaffiliated investments (cost $198,007,556)	$235,006,879
Affiliated investments (cost $79,010,958)	79,010,322
Receivable for Portfolio shares sold	52,057
Dividends receivable	11,575
Prepaid expenses	4,504

Total Assets	314,085,337

LIABILITIES
Payable to broker for collateral for securities on loan	78,119,881
Payable for investments purchased	407,572
Accrued expenses and other liabilities	75,363
Management fee payable	23,144
Distribution fee payable	6,390
Trustees’ fees payable	1,081
Affiliated transfer agent fee payable	401

Total Liabilities	78,633,832

NET ASSETS	$235,451,505

Net assets were comprised of:
Partners’ Equity	$235,451,505

Net asset value and redemption price per share, $235,451,505 / 17,054,280 outstanding shares of beneficial interest	$13.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income	$3,403,555
Income from securities lending, net (including affiliated income of $105,586)	235,766
Affiliated dividend income	13,024

Total income	3,652,345

EXPENSES
Management fee	962,944
Distribution fee	458,545
Custodian and accounting fees	70,936
Audit fee	26,763
Legal fees and expenses	24,936
Trustees’ fees	12,110
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	4,372
Miscellaneous	19,203

Total expenses	1,586,844
Less: Fee waiver and/or expense reimbursement	(504,358)

Net expenses	1,082,486

NET INVESTMENT INCOME (LOSS)	2,569,859

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,063))	(6,899,440)
Net capital gain distributions received	171,163

(6,728,277)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(1,950))	30,070,647

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	23,342,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,912,229

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,569,859	$1,520,850
Net realized gain (loss) on investment transactions	(6,899,440)	964,435
Net capital gain distributions received	171,163	—
Net change in unrealized appreciation (depreciation) on investments	30,070,647	6,928,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,912,229	9,413,325

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,240,059 and 12,398,794 shares, respectively]	149,519,218	138,451,483
Portfolio shares purchased [8,475,294 and 109,279 shares, respectively]	(86,609,100)	(1,235,650)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	62,910,118	137,215,833

TOTAL INCREASE (DECREASE)	88,822,347	146,629,158
NET ASSETS:
Beginning of period	146,629,158	—

End of period	$235,451,505	$146,629,158

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

LONG-TERM INVESTMENTS — 99.8%

EXCHANGE-TRADED FUNDS**
iShares 20+ Year Treasury Bond ETF(a)	17,004	$2,682,041
iShares Core MSCI EAFE ETF	99,734	6,890,622
iShares Core S&P 500 ETF	212,948	79,938,550
iShares Core S&P Small-Cap ETF, Class E(a)	82,906	7,619,061
iShares Global Tech ETF(a)	44,943	13,485,147
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	134,050	18,516,327
iShares MBS ETF(a)	108,650	11,965,625
iShares MSCI EAFE Growth ETF(a)	321,666	32,459,316
iShares MSCI USA Min Vol Factor ETF(a)	133,813	9,083,226
iShares MSCI USA Value Factor ETF(a)	188,736	16,403,046
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	105,078	5,797,153
iShares Trust iShares ESG Aware MSCI USA ETF(a)	747,187	64,280,498
iShares U.S. Medical Devices ETF(a)	39,505	12,929,987
iShares U.S. Treasury Bond ETF(a)	340,455	9,273,994
iShares, Inc. iShares ESG Aware MSCI EM ETF(a)	713,533	29,954,115

TOTAL LONG-TERM INVESTMENTS (cost $259,943,310)		321,278,708

SHORT-TERM INVESTMENTS — 31.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	586,171	586,171

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $101,528,286; includes $101,513,243 of cash collateral for securities on loan)(b)(w)	101,576,679	$101,525,890

TOTAL SHORT-TERM INVESTMENTS (cost $102,114,457)		102,112,061

TOTAL INVESTMENTS — 131.6% (cost $362,057,767)		423,390,769
Liabilities in excess of other assets — (31.6)%		(101,551,816)

NET ASSETS — 100.0%		$321,838,953

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $99,513,772; cash collateral of $101,513,243 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Exchange-Traded Funds	$321,278,708	$—	$—
Affiliated Mutual Funds	102,112,061	—	—

Total	$423,390,769	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Exchange-Traded Funds	99.8%

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Investment Allocation (continued):

Affiliated Mutual Funds (31.5% represents investments purchased with collateral from securities on loan)	31.8%

131.6
Liabilities in excess of other assets	(31.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$99,513,772	$(99,513,772)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $99,513,772:
Unaffiliated investments (cost $259,943,310)	$321,278,708
Affiliated investments (cost $102,114,457)	102,112,061
Receivable for Portfolio shares sold	98,571
Dividends receivable	15,999
Prepaid expenses	5,895

Total Assets	423,511,234

LIABILITIES
Payable to broker for collateral for securities on loan	101,513,243
Accrued expenses and other liabilities	118,505
Management fee payable	30,220
Distribution fee payable	8,732
Trustees’ fees payable	1,180
Affiliated transfer agent fee payable	401

Total Liabilities	101,672,281

NET ASSETS	$321,838,953

Net assets were comprised of:
Partners’ Equity	$321,838,953

Net asset value and redemption price per share, $321,838,953 / 21,992,674 outstanding shares of beneficial interest	$14.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income	$3,818,907
Income from securities lending, net (including affiliated income of $157,940)	372,515
Affiliated dividend income	19,150

Total income	4,210,572

EXPENSES
Management fee	1,264,220
Distribution fee	602,010
Custodian and accounting fees	72,301
Audit fee	26,763
Legal fees and expenses	25,207
Trustees’ fees	12,780
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,035
Shareholders’ reports	4,372
Miscellaneous	22,376

Total expenses	2,037,064
Less: Fee waiver and/or expense reimbursement	(629,844)

Net expenses	1,407,220

NET INVESTMENT INCOME (LOSS)	2,803,352

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(47,872))	(15,395,018)
Net capital gain distributions received	80,594

(15,314,424)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(4,015))	49,525,278

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	34,210,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,014,206

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,803,352	$2,090,019
Net realized gain (loss) on investment transactions	(15,395,018)	1,128,828
Net capital gain distributions received	80,594	—
Net change in unrealized appreciation (depreciation) on investments	49,525,278	11,807,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,014,206	15,026,571

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [21,357,297 and 16,247,359 shares, respectively]	245,932,889	185,659,781
Portfolio shares purchased [15,518,924 and 93,058 shares, respectively]	(160,711,944)	(1,082,550)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	85,220,945	184,577,231

TOTAL INCREASE (DECREASE)	122,235,151	199,603,802
NET ASSETS:
Beginning of period	199,603,802	—

End of period	$321,838,953	$199,603,802

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 102.6%

ASSET-BACKED SECURITIES — 4.2%
Cayman Islands — 2.7%
ACIS CLO Ltd.,
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
1.634%(c)	05/01/26	305	$305,046
AGL CLO Ltd.,
Series 2020-03A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.537%(c)	01/15/33	1,600	1,600,838
Atlas Senior Loan Fund,
Series 2019-14A, Class A, 144A, 3 Month LIBOR + 1.430% (Cap N/A, Floor 1.430%)
1.648%(c)	07/20/32	5,400	5,386,332
Bain Capital Credit CLO Ltd.,
Series 2017-02A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
2.015%(c)	07/25/30	4,600	4,566,097
Black Diamond CLO Ltd.,
Series 2016-01A, Class A2AR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.965%(c)	04/26/31	1,250	1,246,530
CarVal CLO Ltd.,
Series 2019-01A, Class AN, 144A, 3 Month LIBOR + 1.480% (Cap N/A, Floor 1.480%)
1.698%(c)	04/20/32	4,000	4,002,055
Catamaran CLO Ltd.,
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.067%(c)	01/27/28	2,979	2,958,970
CIFC Funding Ltd.,
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.218%(c)	04/18/31	3,000	2,968,749
Columbia Cent CLO Ltd.,
Series 2020-29A, Class A1N, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.919%(c)	07/20/31	3,000	2,993,369
Crown City CLO,
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 2.550% (Cap N/A, Floor 2.550%)
2.857%(c)	07/20/30	1,200	1,203,073
Cutwater Ltd.,
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.487%(c)	07/15/26	1,660	1,658,495
Elmwood CLO Ltd.,
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.477%(c)	04/15/33	4,000	4,003,057
Greywolf CLO Ltd.,
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.630% (Cap N/A, Floor 0.000%)
1.845%(c)	04/26/31	1,380	1,362,041
Halsey Point CLO Ltd.,
Series 2019-01A, Class A1A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.568%(c)	01/20/33	5,000	5,033,904

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Series 2020-03A, Class A1A, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.629%(c)	11/30/32	12,000	$12,090,220
ICG US CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.358%(c)	10/19/28	4,830	4,825,228
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.269%(c)	04/21/31	5,000	4,926,550
Jamestown CLO Ltd.,
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.365%(c)	04/25/30	2,150	2,149,995
Madison Park Funding Ltd.,
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.987%(c)	04/15/29	5,550	5,536,525
Magnetite Ltd.,
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.018%(c)	01/18/28	3,404	3,395,566
Marble Point CLO Ltd.,
Series 2020-03A, Class D, 144A
—%(p)	01/19/34	1,250	1,241,880
Mountain View CLO LLC,
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.589%(c)	04/14/33	1,400	1,397,217
Nassau Ltd.,
Series 2019-IIA, Class AN, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.687%(c)	10/15/32	3,000	2,982,703
Ocean Trails CLO,
Series 2019-07A, Class B, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.218%(c)	04/17/30	4,300	4,283,767
OCP CLO Ltd.,
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.068%(c)	04/17/27	317	316,565
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.037%(c)	07/15/27	605	604,622
Series 2015-10A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
1.035%(c)	10/26/27	906	903,530
OZLM Ltd.,
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.257%(c)	04/15/31	4,210	4,168,117
Series 2018-22A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)
1.288%(c)	01/17/31	1,771	1,758,658
Parallel Ltd.,
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.558%(c)	07/20/31	2,500	2,507,462

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Sound Point CLO Ltd.,
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.225%(c)	04/15/29	3,150	$3,127,311
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.359%(c)	01/23/29	1,100	1,098,942
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.395%(c)	10/26/31	2,000	1,994,094
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.588%(c)	01/20/32	1,900	1,899,995
THL Credit Wind River CLO Ltd.,
Series 2014-02A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.377%(c)	01/15/31	2,106	2,097,464
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.674%(c)	11/20/30	1,500	1,459,610
Trinitas CLO Ltd.,
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.417%(c)	07/15/26	593	593,107
Tryon Park CLO Ltd.,
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)
1.127%(c)	04/15/29	1,550	1,539,745
Venture CLO Ltd.,
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.517%(c)	04/15/33	2,675	2,668,315
WhiteHorse Ltd.,
Series 2014-09A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
1.378%(c)	07/17/26	259	258,718

			109,114,462

United States — 1.5%
American Credit Acceptance Receivables Trust,
Series 2019-04, Class A, 144A
2.180%	02/13/23	540	541,327
Series 2019-04, Class B, 144A
2.430%	10/12/23	3,735	3,765,019
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.705%)
0.853%(c)	01/25/36	2,200	2,185,143
ARI Fleet Lease Trust,
Series 2018-A, Class A2, 144A
2.550%	10/15/26	24	24,106
Series 2018-A, Class A3, 144A
2.840%	10/15/26	1,357	1,374,624
Countrywide Asset-Backed Certificates,
Series 2007-09, Class 1A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	06/25/47	752	686,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2007-BC01, Class 2A4, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.378%(c)	05/25/37	800	$707,634
CPS Auto Trust,
Series 2016-D, Class E, 144A
6.860%	04/15/24	700	711,928
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB08, Class AF3
3.402%(cc)	12/25/35	416	420,015
DT Auto Owner Trust,
Series 2019-04A, Class A, 144A
2.170%	05/15/23	1,516	1,522,452
ECMC Group Student Loan Trust,
Series 2017-01A, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.348%(c)	12/27/66	2,466	2,494,865
Exeter Automobile Receivables Trust,
Series 2017-01A, Class D, 144A
6.200%	11/15/23	3,225	3,333,904
Series 2019-04A, Class A, 144A
2.180%	01/17/23	651	652,265
First Investors Auto Owner Trust,
Series 2019-02A, Class A, 144A
2.210%	09/16/24	2,914	2,939,575
HPEFS Equipment Trust,
Series 2019-01A, Class A2, 144A
2.190%	09/20/29	366	367,015
Series 2019-01A, Class A3, 144A
2.210%	09/20/29	694	701,500
Invitation Homes Trust,
Series 2018-SFR04, Class E, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 2.000%)
2.103%(c)	01/17/38	2,056	2,050,930
Lehman XS Trust,
Series 2007-03, Class 1BA2, 6 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.757%(c)	03/25/37	837	830,250
Marlette Funding Trust,
Series 2018-04A, Class A, 144A
3.710%	12/15/28	142	142,889
Series 2019-03A, Class A, 144A
2.690%	09/17/29	2,480	2,496,603
Series 2019-04A, Class A, 144A
2.390%	12/17/29	2,320	2,338,493
Series 2020-01A, Class A, 144A
2.240%	03/15/30	996	1,002,115
Mill City Mortgage Loan Trust,
Series 2017-02, Class A3, 144A
2.928%(cc)	07/25/59	543	566,505
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.198%(c)	12/27/66	903	914,042
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	9,475	9,558,453

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
SLM Student Loan Trust,
Series 2003-01, Class A5A, 144A, 3 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
0.327%(c)	12/15/32	1,820	$1,735,995
SoFi Consumer Loan Program Trust,
Series 2016-01, Class A, 144A
3.260%	08/25/25	2,011	2,014,748
Series 2017-01, Class B, 144A
4.730%(cc)	01/26/26	2,020	2,044,662
Series 2018-01, Class B, 144A
3.650%	02/25/27	825	848,689
Series 2018-02, Class A2, 144A
3.350%	04/26/27	621	622,812
Series 2019-01, Class A, 144A
3.240%	02/25/28	649	653,539
Series 2019-04, Class A, 144A
2.450%	08/25/28	3,398	3,433,139
Series 2020-01, Class A, 144A
2.020%	01/25/29	2,241	2,263,909
Soundview Home Loan Trust,
Series 2007-NS01, Class A3, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	01/25/37	794	777,969
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.348%(c)	06/25/37	1,178	959,867
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC02, Class A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
0.303%(c)	09/25/36	682	541,298
Westlake Automobile Receivables Trust,
Series 2019-03A, Class A2, 144A
2.150%	02/15/23	3,813	3,835,639

			62,060,023

TOTAL ASSET-BACKED SECURITIES (cost $169,693,682)			171,174,485

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	1,160	1,214,706
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.159%(c)	06/15/35	1,765	1,711,126
BANK,
Series 2018-BN10, Class D, 144A
2.600%	02/15/61	200	154,737
Series 2019-BN19, Class D, 144A
3.000%	08/15/61	200	182,269
Barclays Commercial Mortgage Securities Trust,
Series 2017-C01, Class D, 144A
3.507%(cc)	02/15/50	200	163,323
Benchmark Mortgage Trust,
Series 2018-B06, Class D, 144A
3.118%(cc)	10/10/51	750	716,844

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-B13, Class D, 144A
2.500%	08/15/57	900	$812,971
BFLD Trust,
Series 2019-DPLO, Class D, 144A, 1 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)
1.999%(c)	10/15/34	609	580,785
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.409%(c)	07/15/35	2,010	1,954,612
BHP Trust,
Series 2019-BXHP, Class C, 144A, 1 Month LIBOR + 1.522% (Cap N/A, Floor 1.522%)
1.681%(c)	08/15/36	777	751,814
BX Trust,
Series 2018-EXCL, Class A, 144A, 1 Month LIBOR + 1.088% (Cap N/A, Floor 1.088%)
1.246%(c)	09/15/37	1,615	1,491,036
Citigroup Commercial Mortgage Trust,
Series 2017-P07, Class D, 144A
3.250%	04/14/50	300	250,952
Series 2020-GC46, Class D, 144A
2.600%	02/15/53	650	558,493
Commercial Mortgage Trust,
Series 2013-CR06, Class D, 144A
4.090%(cc)	03/10/46	1,120	933,682
Series 2013-CR10, Class D, 144A
4.789%(cc)	08/10/46	1,185	1,153,651
Series 2013-LC06, Class D, 144A
4.311%(cc)	01/10/46	2,330	2,107,665
Series 2017-COR2, Class D, 144A
3.000%	09/10/50	350	302,223
Series 2019-GC44, Class D, 144A
2.500%	08/15/57	800	703,921
CSAIL Commercial Mortgage Trust,
Series 2018-C14, Class D, 144A
4.891%(cc)	11/15/51	300	280,145
DBJPM Mortgage Trust,
Series 2017-C06, Class D, 144A
3.234%(cc)	06/10/50	600	543,459
DBWF Mortgage Trust,
Series 2018-GLKS, Class A, 144A, 1 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
1.182%(c)	12/19/30	2,704	2,670,496
GS Mortgage Securities Trust,
Series 2012-GC06, Class D, 144A
5.651%(cc)	01/10/45	309	258,413
Series 2013-G01, Class A1, 144A
2.059%	04/10/31	148	149,216
Series 2014-GC22, Class D, 144A
4.692%(cc)	06/10/47	350	250,909
Series 2019-GC42, Class D, 144A
2.800%	09/01/52	350	322,838
Series 2019-SMP, Class D, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.109%(c)	08/15/32	760	697,658

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class E, 144A
5.144%(cc)	06/15/45			669	$278,742
Morgan Stanley Capital I Trust,
Series 2015-XLF02, Class SNMD, 144A, 1 Month LIBOR + 1.735% (Cap N/A, Floor 1.733%)
1.893%(c)	11/15/26			1,450	866,375
Starwood Retail Property Trust,
Series 2014-STAR, Class A, 144A, 1 Month LIBOR + 1.470% (Cap N/A, Floor 1.220%)
1.629%(c)	11/15/27			1,085	715,914
Wells Fargo Commercial Mortgage Trust,
Series 2017-RC01, Class D, 144A
3.250%	01/15/60			550	446,769
WFRBS Commercial Mortgage Trust,
Series 2014-C25, Class D, 144A
3.803%(cc)	11/15/47			652	569,693

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $24,869,088)					23,795,437

CORPORATE BONDS — 32.7%
Australia — 0.5%
Australia & New Zealand Banking Group Ltd.,
Covered Bonds, EMTN
3.625%	07/18/22		EUR	889	1,155,109
Sub. Notes, 144A
4.400%	05/19/26	(a)		600	690,410
Sub. Notes, 144A, MTN
2.950%(ff)	07/22/30			1,500	1,584,510
Sub. Notes, EMTN
1.125%(ff)	11/21/29		EUR	1,955	2,433,298
Commonwealth Bank of Australia,
Covered Bonds, EMTN
0.750%	11/04/21		EUR	1,654	2,041,708
3.000%	05/03/22		EUR	509	650,683
Sub. Notes, 144A
4.500%	12/09/25	(a)		727	835,812
Sub. Notes, 144A, MTN
3.610%(ff)	09/12/34			2,050	2,251,061
Glencore Finance Europe Ltd.,
Gtd. Notes, EMTN
3.125%	03/26/26		GBP	2,485	3,671,722
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23			1,150	1,241,185
4.125%	03/12/24			1,175	1,289,235
4.625%	04/29/24			1,350	1,511,912
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.763%(ff)	11/28/28			600	666,593
Origin Energy Finance Ltd.,
Sr. Unsec’d. Notes, EMTN
1.000%	09/17/29		EUR	700	855,493

					20,878,731

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Austria — 0.1%
Erste Group Bank AG,
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	1,000	$1,363,452
JAB Holdings BV,
Gtd. Notes
1.000%	12/20/27		EUR	1,100	1,401,978
3.375%	04/17/35		EUR	1,800	2,794,740

					5,560,170

Belgium — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.650%	02/01/26			150	169,602
4.900%	02/01/46			1,300	1,690,775
Anheuser-Busch InBev SA,
Gtd. Notes
3.700%	04/02/40		EUR	2,100	3,630,439
Gtd. Notes, EMTN
1.125%	07/01/27		EUR	1,051	1,371,824
2.000%	03/17/28		EUR	392	543,453
2.750%	03/17/36		EUR	1,410	2,170,069
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.600%	04/15/48			1,150	1,449,542
4.750%	01/23/29			2,015	2,483,922
5.550%	01/23/49			2,275	3,221,078
Solvay SA,
Jr. Sub. Notes
2.500%(ff)	—	(rr)	EUR	1,300	1,632,456

					18,363,160

Bermuda — 0.1%
Bacardi Ltd.,
Gtd. Notes
2.750%	07/03/23		EUR	700	896,837
Gtd. Notes, 144A
4.700%	05/15/28			1,300	1,540,864

					2,437,701

Brazil — 0.2%
Banco do Brasil Cayman,
Jr. Sub. Notes
6.250%(ff)	—	(rr)		410	420,624
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/31/30			1,180	1,214,993
BRF GmbH,
Gtd. Notes
4.350%	09/29/26			772	815,517
BRF SA,
Sr. Unsec’d. Notes
4.875%	01/24/30			775	841,544
Embraer Netherlands Finance BV,
Gtd. Notes
5.400%	02/01/27			592	630,632
6.950%	01/17/28			703	795,321

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Brazil (cont’d.)
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/30			455	$487,037
Itau Unibanco Holding SA,
Jr. Sub. Notes, 144A
4.625%(ff)	—	(rr)		200	196,819
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
7.125%	06/26/42	(d)		1,850	79,610
Petrobras Global Finance BV,
Gtd. Notes
5.093%	01/15/30			20	22,364
8.750%	05/23/26			900	1,170,705
Rumo Luxembourg Sarl,
Gtd. Notes, 144A
7.375%	02/09/24			908	944,728
Suzano Austria GmbH, Gtd. Notes
3.750%	01/15/31	(a)		391	415,398
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26			100	124,257

					8,159,549

Canada — 0.9%
1011778 BC ULC/New Red Finance, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	02/15/29	(a)		2,794	2,800,513
Canadian Imperial Bank of Commerce,
Covered Bonds
0.000%	07/25/22		EUR	3,427	4,218,778
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	12/15/26	(a)		1,540	1,640,661
Husky Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	04/15/29	(a)		3,255	3,621,537
Methanex Corp.,
Sr. Unsec’d. Notes
5.250%	12/15/29			1,175	1,272,571
Ontario Teachers’ Finance Trust,
Gtd. Notes
0.500%	05/06/25		EUR	9,573	12,078,664
Gtd. Notes, 144A
1.250%	09/27/30			7,220	7,145,027
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
3.100%	05/15/25	(a)		1,500	1,643,048

					34,420,799

Cayman Islands — 0.0%
Global Aircraft Leasing Co. Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24			1,689	1,507,087

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chile — 0.2%
Colbun SA,
Sr. Unsec’d. Notes, 144A
3.150%	03/06/30		200	$216,919
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
3.150%	01/14/30		900	981,992
3.700%	01/30/50		300	330,339
3.750%	01/15/31		2,095	2,380,037
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31		200	227,211
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes, 144A
3.650%	05/07/30		200	224,074
Empresa Electrica Cochrane SpA,
Sr. Sec’d. Notes
5.500%	05/14/27		623	656,854
Inversiones CMPC SA,
Gtd. Notes
3.850%	01/13/30		440	494,105
Gtd. Notes, 144A
3.850%	01/13/30		1,766	1,983,156

				7,494,687

China — 0.4%
Alibaba Group Holding Ltd.,
Sr. Unsec’d. Notes
4.000%	12/06/37	(a)	1,300	1,533,704
Baidu, Inc.,
Sr. Unsec’d. Notes
3.075%	04/07/25	(a)	877	938,382
China Cinda Finance 2017 I Ltd.,
Gtd. Notes, EMTN
4.100%	03/09/24		800	860,398
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
3.875%	06/19/29		200	202,547
Easy Tactic Ltd.,
Sr. Sec’d. Notes
5.875%	02/13/23		200	174,881
Huarong Finance 2019 Co. Ltd.,
Gtd. Notes, EMTN
3.875%	11/13/29		800	854,460
Huarong Finance II Co. Ltd.,
Gtd. Notes, EMTN
5.000%	11/19/25		200	225,392
5.500%	01/16/25		2,400	2,706,691
Kaisa Group Holdings Ltd.,
Sr. Sec’d. Notes
11.250%	04/16/25		200	204,423
Meituan,
Sr. Unsec’d. Notes, 144A
3.050%	10/28/30		200	208,766
Prosus NV,
Sr. Unsec’d. Notes
3.680%	01/21/30		640	694,715
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		2,839	3,081,714

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
China (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		200	$207,886
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
3.250%	09/13/27		1,300	1,400,205
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes, 144A
2.150%	05/13/25		1,693	1,741,721
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, EMTN
4.250%	05/02/28		1,000	1,166,485
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.390%	06/03/30		1,400	1,436,027

				17,638,397

Colombia — 0.0%
Ecopetrol SA,
Sr. Unsec’d. Notes
6.875%	04/29/30		400	514,757

Denmark — 0.2%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25		2,073	2,220,873
5.375%	01/12/24		1,570	1,771,908
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	01/14/28	GBP	2,400	3,436,098
Sub. Notes, EMTN
1.375%(ff)	02/12/30	EUR	1,050	1,301,331

				8,730,210

Finland — 0.0%
Nordea Bank Abp,
Sub. Notes, EMTN
1.000%(ff)	06/27/29	EUR	550	681,007

France — 2.9%
Adevinta ASA,
Sr. Sec’d. Notes, 144A
2.625%	11/15/25	EUR	175	218,425
3.000%	11/15/27	EUR	150	189,708
Aeroports de Paris,
Sr. Unsec’d. Notes
1.000%	01/05/29	EUR	1,000	1,296,888
2.750%	04/02/30	EUR	1,000	1,484,898
Airbus SE,
Sr. Unsec’d. Notes
2.000%	04/07/28	EUR	950	1,298,014
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	3,585	5,189,064
2.375%	06/09/40	EUR	1,700	2,483,691
Altice France SA,
Sr. Sec’d. Notes
3.375%	01/15/28	EUR	600	724,983
AXA SA,
Sub. Notes, EMTN
3.250%(ff)	05/28/49	EUR	350	499,648
5.125%(ff)	07/04/43	EUR	2,185	2,993,808

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
BNP Paribas SA,
Jr. Sub. Notes
6.750%(ff)	—	(rr)		2,690	$2,812,627
Sr. Unsec’d. Notes
0.500%(ff)	09/01/28		EUR	1,600	1,974,087
3.375%	01/09/25	(a)		1,900	2,080,361
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28			2,575	2,622,977
2.219%(ff)	06/09/26			1,000	1,046,561
3.375%	01/09/25			2,250	2,463,585
4.400%	08/14/28			700	829,147
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22			3,445	3,567,947
3.052%(ff)	01/13/31	(a)		1,100	1,200,082
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	02/19/28		EUR	3,000	3,706,148
2.125%(ff)	01/23/27		EUR	2,800	3,749,360
Sub. Notes, 144A
4.625%	03/13/27			1,100	1,284,242
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33			1,900	2,171,612
Sub. Notes, EMTN
2.625%(ff)	10/14/27		EUR	250	317,645
2.875%(ff)	03/20/26		EUR	1,805	2,217,821
BPCE SA,
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26			5,335	5,455,119
4.000%	09/12/23			4,990	5,430,669
Sub. Notes, 144A
5.150%	07/21/24			852	969,173
Sub. Notes, 144A, MTN
4.500%	03/15/25			920	1,039,247
4.625%	07/11/24			295	329,725
5.700%	10/22/23			567	641,207
BPCE SFH SA,
Covered Bonds, EMTN
2.375%	11/29/23		EUR	1,500	1,987,018
Capgemini SE,
Sr. Unsec’d. Notes
2.375%	04/15/32		EUR	1,800	2,620,208
CNP Assurances,
Sub. Notes
4.500%(ff)	06/10/47		EUR	2,100	3,088,090
Sub. Notes, EMTN
2.500%(ff)	06/30/51		EUR	300	397,953
Credit Agricole Assurances SA,
Sub. Notes
4.250%(ff)	—	(rr)	EUR	1,200	1,641,898
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26			750	776,789
3.750%	04/24/23			750	805,205
4.125%	01/10/27	(a)		623	715,749
Sr. Unsec’d. Notes, EMTN
1.375%	03/13/25		EUR	3,000	3,871,295

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Electricite de France SA,
Jr. Sub. Notes
2.875%(ff)	—	(rr)	EUR	2,000	$2,566,828
Sr. Unsec’d. Notes, 144A
4.500%	09/21/28			2,850	3,389,907
Sr. Unsec’d. Notes, EMTN
2.000%	10/02/30		EUR	400	568,927
La Mondiale SAM,
Sub. Notes
0.750%	04/20/26		EUR	1,000	1,235,051
2.125%	06/23/31		EUR	1,000	1,292,984
Loxam SAS,
Sr. Sec’d. Notes
4.250%	04/15/24		EUR	279	345,987
Orange SA,
Sr. Unsec’d. Notes, EMTN
0.500%	09/04/32		EUR	2,900	3,629,449
1.625%	04/07/32		EUR	1,700	2,381,030
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24		EUR	5,375	6,876,179
Rexel SA,
Sr. Unsec’d. Notes
2.125%	06/15/25		EUR	572	701,404
Societe Generale SA,
Jr. Sub. Notes
7.375%(ff)	—	(rr)		866	888,797
Jr. Sub. Notes, 144A
5.375%(ff)	—	(rr)		1,200	1,271,370
Sr. Unsec’d. Notes
0.875%(ff)	09/22/28		EUR	700	882,576
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26			2,175	2,194,599
Sr. Unsec’d. Notes, EMTN
1.750%	03/22/29		EUR	3,100	4,159,427
Sub. Notes, 144A
4.250%	04/14/25			500	551,291
4.250%	08/19/26			1,102	1,229,550
4.750%	11/24/25			453	513,684
SPCM SA,
Sr. Unsec’d. Notes, 144A
2.000%	02/01/26		EUR	945	1,170,495
2.625%	02/01/29		EUR	850	1,067,333
Unibail-Rodamco-Westfield SE,
Gtd. Notes, EMTN
2.000%	06/29/32		EUR	1,800	2,351,610

					117,461,152

Germany — 1.8%
Bayer Capital Corp. BV,
Gtd. Notes
1.500%	06/26/26		EUR	400	522,958
Bayer US Finance II LLC,
Gtd. Notes, 144A
3.875%	12/15/23			1,300	1,416,929
4.250%	12/15/25			2,050	2,345,255

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
Cheplapharm Arzneimittel GmbH,
Sr. Sec’d. Notes, 144A
3.500%	02/11/27		EUR	211	$258,514
Commerzbank AG,
Jr. Sub. Notes
6.125%(ff)	—	(rr)	EUR	1,600	2,086,993
Sub. Notes, EMTN
4.000%	03/23/26		EUR	900	1,232,026
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26			475	486,095
2.222%(ff)	09/18/24			1,100	1,130,967
3.961%(ff)	11/26/25	(a)		761	832,575
Sr. Unsec’d. Notes, EMTN
2.625%	02/12/26		EUR	2,100	2,815,251
Sr. Unsec’d. Notes, MTN
3.125%	01/13/21			300	300,147
Sub. Notes, EMTN
4.500%	05/19/26		EUR	400	550,771
Deutsche Telekom AG,
Sr. Unsec’d. Notes, 144A
3.625%	01/21/50	(a)		900	1,037,454
Sr. Unsec’d. Notes, EMTN
1.375%	07/05/34		EUR	900	1,233,516
1.750%	03/25/31		EUR	2,425	3,418,838
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.750%	06/21/38			600	758,539
E.ON SE,
Sr. Unsec’d. Notes, EMTN
0.375%	09/29/27		EUR	1,050	1,319,297
1.625%	05/22/29		EUR	3,975	5,448,956
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	04/23/25		EUR	3,350	4,269,705
Gov’t. Gtd. Notes, EMTN
0.000%	07/04/24		EUR	4,450	5,557,560
0.875%	07/04/39		EUR	3,750	5,345,974
Landesbank Baden-Wuerttemberg,
Sub. Notes, EMTN
3.625%	06/16/25		EUR	450	606,065
Mercer International, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/26	(a)		1,285	1,309,067
ProGroup AG,
Sr. Sec’d. Notes
3.000%	03/31/26		EUR	261	323,042
Vertical Midco GmbH,
Sr. Sec’d. Notes, 144A
4.375%	07/15/27		EUR	2,175	2,803,914
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24		EUR	4,500	5,692,315
Volkswagen International Finance NV,
Gtd. Notes, EMTN
0.875%	09/22/28		EUR	600	758,405
1.250%	09/23/32		EUR	1,300	1,686,736

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	1,900	$2,539,046
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
2.625%	01/15/24	EUR	761	1,000,130
WEPA Hygieneprodukte GmbH,
Sr. Sec’d. Notes
2.875%	12/15/27	EUR	1,240	1,534,527
Sr. Sec’d. Notes, 144A
2.875%	12/15/27	EUR	1,192	1,475,126
2.875%	12/15/27	EUR	258	318,867
Wintershall Dea Finance BV,
Gtd. Notes
0.840%	09/25/25	EUR	4,500	5,609,291
1.823%	09/25/31	EUR	2,200	2,822,914
ZF Finance GmbH,
Gtd. Notes, EMTN
3.750%	09/21/28	EUR	1,000	1,311,349

				72,159,114

India — 0.1%
Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes
4.000%	07/30/27		2,358	2,518,268
Adani Transmission Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26		1,135	1,227,419
Reliance Industries Ltd.,
Sr. Unsec’d. Notes
5.400%	02/14/22		250	262,030
Vedanta Resources Finance II PLC,
Gtd. Notes, 144A
13.875%	01/21/24		200	210,845
Vedanta Resources Ltd.,
Sr. Unsec’d. Notes
6.125%	08/09/24		200	142,918

				4,361,480

Indonesia — 0.1%
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes, 144A
4.750%	05/15/25		476	526,973
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A, MTN
3.100%	01/22/30		600	642,361
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, EMTN
3.375%	02/05/30		2,402	2,552,708
4.375%	02/05/50		700	754,858
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27		1,011	1,123,940

				5,600,840

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.300%	01/23/23			270	$281,405
3.500%	05/26/22			635	655,727
3.500%	01/15/25			310	329,030
4.125%	07/03/23			270	288,728
4.450%	04/03/26			163	182,913
4.500%	09/15/23			759	822,139
4.625%	07/01/22			3,000	3,153,871
6.500%	07/15/25			187	223,545
AIB Group PLC,
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	925	1,248,679
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23			2,500	2,748,453
Sub. Notes, EMTN
2.875%(ff)	05/30/31		EUR	1,175	1,529,725
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
3.950%	07/01/24	(a)		750	792,148
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23			2,905	3,173,900
CRH Funding BV,
Gtd. Notes, EMTN
1.875%	01/09/24		EUR	4,425	5,709,471
Smurfit Kappa Acquisitions ULC,
Gtd. Notes
2.875%	01/15/26		EUR	1,020	1,377,144

					22,516,878

Israel — 0.1%
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28			1,000	1,154,561
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	06/30/25			577	631,842

					1,786,403

Italy — 0.6%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR	1,095	1,648,962
Enel Finance International NV,
Gtd. Notes, 144A
2.650%	09/10/24			2,328	2,479,934
Gtd. Notes, EMTN
0.375%	06/17/27		EUR	500	622,921
Enel SpA,
Jr. Sub. Notes
2.250%(ff)	—	(rr)	EUR	810	1,031,334
3.500%(ff)	05/24/80		EUR	2,024	2,701,337
Eni SpA,
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	(a)		1,923	2,273,671

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Italy (cont’d.)
Intesa Sanpaolo SpA,
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	1,050	$1,438,116
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22			3,145	3,255,833
Sub. Notes, 144A, MTN
5.017%	06/26/24			1,042	1,139,053
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			200	217,877
Sr. Unsec’d. Notes, EMTN
4.000%	04/11/24		EUR	750	990,259
UniCredit SpA,
Jr. Sub. Notes
7.500%(ff)	—	(rr)	EUR	1,350	1,911,042
Sr. Unsec’d. Notes
1.800%	01/20/30		EUR	700	894,258
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26	(a)		5,035	5,130,109

					25,734,706

Japan — 0.6%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
3.751%	07/18/39			1,500	1,810,492
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
1.979%(ff)	09/08/31	(a)		2,520	2,576,238
Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A
4.345%	09/17/27			2,469	2,722,254
SoftBank Group Corp.,
Sr. Unsec’d. Notes
5.125%	09/19/27			200	212,593
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
0.750%	07/09/27		EUR	10,278	13,041,979
1.375%	07/09/32		EUR	1,925	2,526,611
2.000%	07/09/40		EUR	700	971,490

					23,861,657

Kazakhstan — 0.0%
Tengizchevroil Finance Co. International Ltd.,
Sr. Sec’d. Notes, 144A
4.000%	08/15/26	(a)		1,354	1,503,819

Luxembourg — 0.2%
Blackstone Property Partners Europe Holdings Sarl,
Gtd. Notes, EMTN
1.750%	03/12/29		EUR	1,050	1,351,314
Sr. Unsec’d. Notes, EMTN
2.000%	02/15/24		EUR	1,000	1,281,311
2.200%	07/24/25		EUR	700	916,668
Logicor Financing Sarl,
Gtd. Notes, EMTN
2.250%	05/13/25		EUR	1,050	1,387,500
3.250%	11/13/28		EUR	650	934,125

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Luxembourg (cont’d.)
SIG Combibloc PurchaseCo Sarl,
Gtd. Notes, 144A
1.875%	06/18/23		EUR	696	$878,304

					6,749,222

Malaysia — 0.0%
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
3.500%	04/21/30			475	547,174

Mexico — 0.2%
Coca-Cola Femsa SAB de CV,
Gtd. Notes
2.750%	01/22/30			550	595,509
Mexico City Airport Trust,
Sr. Sec’d. Notes
4.250%	10/31/26			680	722,044
5.500%	10/31/46			305	319,736
Sr. Sec’d. Notes, 144A
3.875%	04/30/28			310	320,854
5.500%	10/31/46			200	209,663
5.500%	07/31/47			300	314,229
Petroleos Mexicanos,
Gtd. Notes
5.950%	01/28/31			260	258,540
6.840%	01/23/30			1,025	1,067,748
7.690%	01/23/50			1,405	1,419,246
Sigma Alimentos SA de CV,
Gtd. Notes
4.125%	05/02/26			1,000	1,105,672
Trust Fibra Uno,
Sr. Unsec’d. Notes
5.250%	12/15/24			400	444,918

					6,778,159

Netherlands — 0.8%
ABN AMRO Bank NV,
Jr. Sub. Notes
4.375%(ff)	—	(rr)	EUR	1,000	1,298,366
Sub. Notes
4.400%(ff)	03/27/28			1,800	1,919,223
4.750%	07/28/25			359	414,300
Sub. Notes, EMTN
2.875%(ff)	01/18/28		EUR	1,000	1,285,490
ASR Nederland NV,
Sub. Notes
3.375%(ff)	05/02/49		EUR	915	1,249,152
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			1,838	2,099,905
Jr. Sub. Notes
3.250%(ff)	—	(rr)	EUR	1,800	2,220,960
Sub. Notes
2.500%(ff)	05/26/26		EUR	2,975	3,670,507
3.875%	07/25/23		EUR	550	738,186
Heineken NV,
Sr. Unsec’d. Notes, EMTN
2.250%	03/30/30		EUR	1,755	2,536,595

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
ING Groep NV,
Jr. Sub. Notes
6.500%(ff)	—	(rr)		203	$223,309
Sr. Unsec’d. Notes, EMTN
3.000%	02/18/26		GBP	1,900	2,886,778
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25		EUR	2,170	2,705,608
Lincoln Financing Sarl,
Sr. Sec’d. Notes
3.625%	04/01/24		EUR	1,254	1,547,373
Sr. Sec’d. Notes, 144A
3.625%	04/01/24		EUR	406	500,983
LYB Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27			50	67,750
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
3.875%	09/01/22			6,250	6,594,212
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
3.400%	05/01/30			750	850,334
OCI NV,
Sr. Sec’d. Notes, 144A
3.625%	10/15/25		EUR	711	901,165

					33,710,196

Norway — 0.1%
DNB Bank ASA,
Jr. Sub. Notes
6.500%(ff)	—	(rr)		4,070	4,259,213

Panama — 0.0%
AES Panama Generation Holdings Srl,
Sr. Sec’d. Notes, 144A
4.375%	05/31/30	(a)		436	471,611
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48			323	347,815

					819,426

Poland — 0.0%
CANPACK SA/Eastern PA Land Investment Holding LLC,
Gtd. Notes, 144A
2.375%	11/01/27		EUR	625	787,972

Russia — 0.1%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
5.150%	02/11/26			960	1,094,426
Sr. Unsec’d. Notes, EMTN
7.288%	08/16/37			180	264,400
Gazprom PJSC via Gaz Finance PLC,
Sr. Unsec’d. Notes
3.250%	02/25/30			280	289,618
Sr. Unsec’d. Notes, 144A
3.250%	02/25/30			400	413,739

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Russia (cont’d.)
Lukoil Securities BV,
Gtd. Notes
3.875%	05/06/30			930	$1,005,625
Gtd. Notes, 144A
3.875%	05/06/30			300	324,395

					3,392,203

Saudi Arabia — 0.2%
SABIC Capital II BV,
Gtd. Notes, 144A
4.000%	10/10/23			1,486	1,602,149
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, 144A
1.625%	11/24/25	(a)		329	336,612
2.250%	11/24/30			1,125	1,144,201
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24			1,280	1,359,523
3.500%	04/16/29			310	344,424
Sr. Unsec’d. Notes, EMTN
2.875%	04/16/24			2,375	2,522,552
3.500%	04/16/29			775	861,060

					8,170,521

Singapore — 0.0%
BOC Aviation Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.625%	09/17/30			1,000	1,009,667

South Africa — 0.1%
Anglo American Capital PLC,
Gtd. Notes, 144A
4.000%	09/11/27			1,075	1,233,934
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28			499	554,885
Gold Fields Orogen Holdings BVI Ltd.,
Gtd. Notes, 144A
5.125%	05/15/24			546	599,378
Sasol Financing International Ltd.,
Gtd. Notes
4.500%	11/14/22			400	407,628
Sasol Financing USA LLC,
Gtd. Notes
5.875%	03/27/24			200	212,831

					3,008,656

Spain — 1.1%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	1,000	1,252,199
Jr. Sub. Notes, Series 9
6.500%(ff)	—	(rr)		1,600	1,708,672
Banco de Sabadell SA,
Sr. Unsec’d. Notes, EMTN
0.875%	03/05/23		EUR	700	870,350
Banco Santander SA,
Jr. Sub. Notes
4.375%(ff)	—	(rr)	EUR	1,000	1,224,961

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Spain (cont’d.)
6.750%(ff)	—	(rr)	EUR	2,000	$2,580,736
Sr. Unsec’d. Notes
2.706%	06/27/24			1,600	1,706,739
3.306%	06/27/29			600	674,568
3.490%	05/28/30	(a)		1,000	1,122,019
Sub. Notes
2.749%	12/03/30			1,200	1,237,396
5.179%	11/19/25	(a)		2,070	2,425,604
Sub. Notes, EMTN
1.625%	10/22/30		EUR	2,000	2,555,533
Bankia SA,
Covered Bonds
1.000%	09/25/25		EUR	900	1,170,260
1.125%	08/05/22		EUR	1,300	1,627,744
Sr. Unsec’d. Notes
1.125%	11/12/26		EUR	2,000	2,547,259
CaixaBank SA,
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	200	269,374
Sr. Unsec’d. Notes, EMTN
0.375%(ff)	11/18/26		EUR	1,500	1,840,391
1.125%	05/17/24		EUR	700	888,419
FCC Aqualia SA,
Sr. Sec’d. Notes
2.629%	06/08/27		EUR	1,550	2,072,139
FCC Servicios Medio Ambiente Holding SAU,
Gtd. Notes
1.661%	12/04/26		EUR	500	641,792
Grifols SA,
Sr. Sec’d. Notes, 144A
1.625%	02/15/25		EUR	1,710	2,093,638
Naturgy Finance BV,
Gtd. Notes
4.125%(ff)	—	(rr)	EUR	1,600	2,059,888
Telefonica Emisiones SA,
Gtd. Notes, EMTN
1.477%	09/14/21		EUR	4,600	5,690,426
1.788%	03/12/29		EUR	3,800	5,216,898
Telefonica Europe BV,
Gtd. Notes
3.750%(ff)	—	(rr)	EUR	1,500	1,878,287

					45,355,292

Supranational Bank — 0.2%
European Investment Bank,
Sr. Unsec’d. Notes
1.000%	11/14/42		EUR	560	845,541
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36		EUR	4,075	5,942,843
Sr. Unsec’d. Notes, MTN
4.750%	08/07/24		AUD	2,591	2,310,325

					9,098,709

Sweden — 0.1%
Heimstaden Bostad AB,
Sr. Unsec’d. Notes, EMTN
1.125%	01/21/26		EUR	1,050	1,327,832

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Sweden (cont’d.)
Swedbank AB,
Jr. Sub. Notes
6.000%(ff)	—	(rr)		1,600	$1,646,757

					2,974,589

Switzerland — 0.8%
Alcon Finance Corp.,
Gtd. Notes, 144A
2.600%	05/27/30			875	931,614
Credit Suisse AG,
Sr. Unsec’d. Notes
2.950%	04/09/25			1,500	1,644,710
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24			1,550	1,721,107
Credit Suisse Group AG,
Jr. Sub. Notes
6.250%(ff)	—	(rr)		1,696	1,853,741
7.500%(ff)	—	(rr)		610	663,782
Jr. Sub. Notes, 144A
5.250%(ff)	—	(rr)		1,250	1,324,644
7.250%(ff)	—	(a)(rr)		400	450,452
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26			1,027	1,072,763
2.593%(ff)	09/11/25	(a)		1,500	1,578,694
3.869%(ff)	01/12/29			1,900	2,149,998
4.194%(ff)	04/01/31			1,644	1,933,127
Sr. Unsec’d. Notes, EMTN
0.650%(ff)	01/14/28		EUR	2,100	2,623,943
1.250%(ff)	07/17/25		EUR	175	222,513
3.250%(ff)	04/02/26		EUR	1,750	2,418,314
Dufry One BV,
Gtd. Notes
2.500%	10/15/24		EUR	796	933,536
Helvetia Europe SA,
Gtd. Notes
2.750%(ff)	09/30/41		EUR	1,000	1,345,944
Syngenta Finance NV,
Gtd. Notes, 144A
4.441%	04/24/23			300	314,314
4.892%	04/24/25			450	482,717
UBS AG,
Covered Bonds, 144A
4.000%	04/08/22		EUR	1,619	2,089,683
Sub. Notes
5.125%	05/15/24			400	441,339
UBS AG/Stamford CT,
Sub. Notes
7.625%	08/17/22			1,470	1,628,660
UBS Group AG,
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	1,217	1,557,301
7.125%(ff)	—	(rr)		914	938,971
Sr. Unsec’d. Notes, 144A
3.126%(ff)	08/13/30			850	950,392

					31,272,259

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Tanzania — 0.0%
AngloGold Ashanti Holdings PLC,
Gtd. Notes
3.750%	10/01/30			328	$351,295

Turkey — 0.0%
Turkiye Vakiflar Bankasi TAO,
Covered Bonds
2.375%	05/04/21		EUR	729	889,927
Sr. Unsec’d. Notes
8.125%	03/28/24			550	589,373

					1,479,300

United Arab Emirates — 0.1%
DP World Crescent Ltd.,
Sr. Unsec’d. Notes, EMTN
3.750%	01/30/30			499	544,343
3.875%	07/18/29			1,024	1,122,979
4.848%	09/26/28			1,300	1,512,440
DP World PLC,
Sr. Unsec’d. Notes, EMTN
5.625%	09/25/48			200	255,189

					3,434,951

United Kingdom — 1.9%
Aviva PLC,
Sub. Notes
6.125%(ff)	11/14/36		GBP	500	845,868
Sub. Notes, EMTN
5.125%(ff)	06/04/50		GBP	300	499,420
6.125%(ff)	07/05/43		EUR	350	488,584
Barclays Bank PLC,
Sub. Notes
10.179%	06/12/21			1,150	1,195,562
Sub. Notes, EMTN
10.000%	05/21/21		GBP	900	1,270,800
Barclays PLC,
Sr. Unsec’d. Notes
3.684%	01/10/23			750	772,862
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25		EUR	2,100	2,829,969
BAT Capital Corp.,
Gtd. Notes
2.259%	03/25/28			2,450	2,532,405
4.906%	04/02/30			750	905,772
5.282%	04/02/50	(a)		900	1,109,074
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25			150	168,677
BAT Netherlands Finance BV,
Gtd. Notes, EMTN
3.125%	04/07/28		EUR	5,245	7,473,709
BP Capital Markets PLC,
Gtd. Notes
1.104%	11/15/34		EUR	2,175	2,812,665
3.250%(ff)	—	(rr)	EUR	2,855	3,718,967
3.625%(ff)	—	(rr)	EUR	700	936,704
3.814%	02/10/24	(a)		400	439,081

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Gtd. Notes, EMTN
1.573%	02/16/27		EUR	440	$584,215
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30			1,195	1,976,532
CNH Industrial Finance Europe SA,
Gtd. Notes, EMTN
1.750%	09/12/25		EUR	166	216,045
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
4.500%	07/07/28		EUR	2,175	3,254,742
Heathrow Funding Ltd.,
Sr. Sec’d. Notes, EMTN
6.750%	12/03/28		GBP	1,173	2,065,466
HSBC Holdings PLC,
Jr. Sub. Notes
6.375%(ff)	—	(rr)		924	1,010,675
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25	(a)		4,350	4,749,223
4.950%	03/31/30	(a)		700	874,813
Sub. Notes
4.250%	03/14/24			700	772,397
Legal & General Group PLC,
Sub. Notes, EMTN
3.750%(ff)	11/26/49		GBP	900	1,345,435
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(ff)	—	(a)(rr)		1,200	1,382,939
Sr. Unsec’d. Notes, EMTN
3.500%(ff)	04/01/26		EUR	3,150	4,375,191
Sub. Notes
4.500%	11/04/24	(a)		567	634,327
M&G PLC,
Sub. Notes, EMTN
6.340%(ff)	12/19/63		GBP	300	543,126
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
3.960%(ff)	07/18/30			900	1,048,342
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23			700	727,069
Natwest Group PLC,
Jr. Sub. Notes
5.125%(ff)	—	(rr)	GBP	1,700	2,429,364
Jr. Sub. Notes, Series U, 3 Month LIBOR + 2.320% (Cap N/A, Floor 0.000%)
2.574%(c)	—	(rr)		900	869,514
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23			1,900	1,976,126
3.875%	09/12/23			700	759,096
New England Power Co.,
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50			600	603,848
Rolls-Royce PLC,
Gtd. Notes, EMTN
0.875%	05/09/24		EUR	2,360	2,717,316

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26			1,800	$1,829,669
Standard Chartered PLC,
Jr. Sub. Notes, 144A, 3 Month LIBOR + 1.510%
1.724%(c)	—	(rr)		1,900	1,758,962
Sub. Notes, 144A
3.950%	01/11/23			243	255,835
5.200%	01/26/24	(a)		680	751,701
Thames Water Utilities Finance PLC,
Sec’d. Notes, EMTN
5.750%(ff)	09/13/30		GBP	1,100	1,604,445
Vodafone Group PLC,
Sr. Unsec’d. Notes
3.750%	01/16/24			1,900	2,076,628
Sr. Unsec’d. Notes, EMTN
2.200%	08/25/26		EUR	4,825	6,605,631

					77,798,791

United States — 16.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24			2,650	2,839,669
2.625%	11/15/28		EUR	108	156,087
2.950%	11/21/26			1,650	1,826,927
3.200%	11/21/29			1,600	1,801,335
4.050%	11/21/39			1,850	2,235,201
4.250%	11/21/49			2,233	2,805,077
4.700%	05/14/45			467	608,275
Acadia Healthcare Co., Inc.,
Gtd. Notes
6.500%	03/01/24			581	594,752
ACE Capital Trust II, Ltd.
Gtd. Notes
9.700%	04/01/30			1,592	2,436,477
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, Series M
3.650%	04/01/50			250	301,942
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
1.375%	01/15/26			1,550	1,563,209
2.450%	01/15/31			875	886,134
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22			325	334,261
Air Lease Corp.,
Sr. Unsec’d. Notes
3.625%	04/01/27			233	251,090
3.875%	07/03/23			3,477	3,705,309
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26			819	866,329
4.250%	02/01/24			305	330,733
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.125%	05/01/24	(a)		340	360,623
4.250%	06/15/26			62	65,663
4.400%	09/25/23			1,150	1,228,108

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.000%	04/01/23			71	$76,086
Sr. Unsec’d. Notes, 144A
5.250%	08/11/25			979	1,076,762
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23			743	761,055
4.625%	01/15/27			806	856,026
7.500%	03/15/26			1,408	1,573,415
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31	(a)		1,000	1,145,758
Alleghany Corp.,
Sr. Unsec’d. Notes
3.625%	05/15/30			2,422	2,742,055
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31	(a)		1,233	1,261,352
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31		EUR	2,940	4,282,567
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.500%	06/03/30			745	758,128
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24			250	266,407
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)		587	609,655
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	(a)		1,600	1,830,419
4.375%	06/30/50	(a)		1,450	1,884,446
4.750%	04/01/48			275	369,082
4.875%	06/01/22			325	345,147
American Tower Corp.,
Sr. Unsec’d. Notes
0.500%	01/15/28		EUR	4,390	5,398,400
1.300%	09/15/25			200	204,482
3.100%	06/15/50	(a)		1,700	1,751,029
3.800%	08/15/29			945	1,097,145
4.400%	02/15/26			700	810,998
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.450%	05/01/50			775	915,129
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40			3,250	3,541,230
4.663%	06/15/51			2,410	3,263,655
Anthem, Inc.,
Sr. Unsec’d. Notes
2.250%	05/15/30			2,100	2,216,629
Apple, Inc.,
Sr. Unsec’d. Notes
3.450%	02/09/45			1,450	1,756,983

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
AT&T, Inc.,
Jr. Sub. Notes, Series B
2.875%(ff)	—	(rr)	EUR	1,500	$1,846,843
Sr. Unsec’d. Notes
1.600%	05/19/28		EUR	10,755	14,343,199
1.800%	09/14/39		EUR	1,050	1,366,033
2.250%	02/01/32	(a)		2,550	2,590,915
3.100%	02/01/43			950	963,739
3.950%	01/15/25			200	224,964
4.350%	03/01/29			900	1,072,918
4.350%	06/15/45			400	461,101
4.375%	09/14/29		GBP	1,350	2,292,623
4.750%	05/15/46			150	185,550
4.850%	07/15/45			150	186,516
5.450%	03/01/47			150	202,143
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33			1,937	1,991,345
3.500%	09/15/53			3,410	3,425,424
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30			151	181,731
Avantor Funding, Inc.,
Sr. Sec’d. Notes, 144A
2.625%	11/01/25		EUR	983	1,229,746
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
2.875%	01/20/22			52	52,742
3.500%	11/01/27			189	189,234
3.875%	05/01/23			828	862,978
4.125%	08/01/25			5	5,216
4.375%	01/30/24			273	287,556
4.875%	10/01/25			123	131,706
5.500%	12/15/24	(a)		767	846,843
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29			735	738,090
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.200%	09/15/49			100	112,233
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31			3,400	3,642,989
Sr. Unsec’d. Notes, EMTN
2.375%	06/19/24		EUR	1,960	2,595,555
3.648%(ff)	03/31/29		EUR	850	1,290,782
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30			1,625	1,777,356
3.194%(ff)	07/23/30			3,030	3,389,209
3.970%(ff)	03/05/29			2,625	3,057,171
4.083%(ff)	03/20/51			900	1,138,086
4.271%(ff)	07/23/29			2,955	3,514,779
5.875%	02/07/42			1,500	2,273,467
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26			136	151,822

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.250%	02/15/29		1,563	$1,696,503
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25	(a)	842	862,246
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22		2,786	2,875,533
3.363%	06/06/24		5,300	5,747,822
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
2.850%	05/15/51		500	512,254
4.250%	10/15/50		150	193,283
Biogen, Inc.,
Sr. Unsec’d. Notes
3.150%	05/01/50		3,245	3,340,838
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29	(a)	1,830	2,092,117
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/35		375	382,829
3.375%	06/15/46		340	332,446
3.625%	03/01/48		125	126,123
3.850%	11/01/48		125	129,252
5.805%	05/01/50		120	165,050
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		1,520	1,532,959
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		1,155	1,273,016
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		3,400	3,642,893
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		485	495,318
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
1.450%	11/13/30	(a)	1,260	1,264,292
4.250%	10/26/49		650	875,107
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24	(a)	600	649,038
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26	(a)	4,519	5,012,758
3.625%	10/15/24		3,600	3,952,836
4.110%	09/15/28		2,898	3,313,777
4.250%	04/15/26		3,750	4,297,102
4.700%	04/15/25		1,350	1,547,806
Cable One, Inc.,
Gtd. Notes, 144A
4.000%	11/15/30		844	877,424

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31			100	$98,989
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31			1,050	1,095,611
Capital One Financial Corp.,
Sr. Unsec’d. Notes
0.800%	06/12/24		EUR	177	221,032
1.650%	06/12/29		EUR	3,415	4,472,938
Carnival Corp.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/23			753	870,491
Carnival PLC,
Gtd. Notes
1.000%	10/28/29		EUR	1,411	1,232,480
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27			1,650	1,779,485
2.722%	02/15/30			550	587,694
3.377%	04/05/40			1,550	1,697,813
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
2.375%	03/01/28		EUR	917	1,124,998
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31			1,120	1,180,304
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	(a)		1,100	1,162,490
4.625%	12/15/29			441	489,284
CenturyLink, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29			1,576	1,603,425
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	(a)		1,026	1,157,537
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32			3,635	3,629,188
3.850%	04/01/61			400	403,702
4.464%	07/23/22			100	105,372
4.500%	02/01/24	(a)		1,350	1,498,729
4.800%	03/01/50			1,577	1,872,553
4.908%	07/23/25			550	639,440
5.125%	07/01/49			1,547	1,884,011
5.375%	05/01/47			607	757,869
Chicago Parking Meters LLC,
Sr. Unsec’d. Notes
4.930%	12/30/25^			4,200	4,832,659
Chubb INA Holdings, Inc.,
Gtd. Notes
0.300%	12/15/24		EUR	837	1,037,357
0.875%	06/15/27		EUR	230	295,578
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23			1,332	1,438,479

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes
2.400%	03/15/30			400	$425,151
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/07/25	(a)		1,600	1,826,341
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%
4.316%(c)	—	(a)(rr)		1,334	1,333,100
Jr. Sub. Notes, Series W
4.000%(ff)	—	(rr)		1,641	1,685,784
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24			4,175	4,203,786
2.572%(ff)	06/03/31			2,800	2,983,156
3.106%(ff)	04/08/26			2,400	2,625,962
3.980%(ff)	03/20/30			365	428,952
4.075%(ff)	04/23/29			2,130	2,497,509
4.412%(ff)	03/31/31			1,000	1,212,268
Sr. Unsec’d. Notes, EMTN
1.500%(ff)	07/24/26		EUR	2,835	3,679,005
Sub. Notes
3.500%	05/15/23			325	348,280
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27	(a)		720	781,157
Sr. Sec’d. Notes, 144A
4.375%	05/15/26		EUR	294	372,374
CMS Energy Corp.,
Jr. Sub. Notes
3.750%(ff)	12/01/50			1,025	1,047,277
Colfax Corp.,
Gtd. Notes
3.250%	05/15/25		EUR	1,301	1,613,245
Comcast Corp.,
Gtd. Notes
0.750%	02/20/32		EUR	2,131	2,707,610
1.500%	02/15/31			1,140	1,126,071
1.950%	01/15/31			3,775	3,867,994
2.800%	01/15/51			500	519,799
3.750%	04/01/40			1,325	1,596,247
4.750%	03/01/44			1,050	1,436,049
5.650%	06/15/35			1,500	2,147,619
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25			1,390	1,429,768
2.782%	10/01/30	(a)		3,345	3,534,301
3.910%	10/01/50			2,146	2,390,845
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45			275	323,543
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24	(a)		710	731,641
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26			646	595,519

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50			1,425	$1,450,977
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27			1,880	2,125,371
4.600%	08/15/47			2,050	2,644,468
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30			775	869,090
4.150%	07/01/50			275	332,446
5.250%	01/15/23			1,525	1,670,476
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31			2,725	2,757,954
3.750%	04/01/30			75	87,413
4.250%	04/01/50			400	499,626
4.300%	03/25/28			1,519	1,801,728
5.050%	03/25/48			2,986	4,038,636
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
1.450%	01/22/27		EUR	856	1,058,507
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24			147	152,523
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	(a)		450	531,378
5.300%	10/01/29	(a)		725	888,269
6.020%	06/15/26	(a)		1,650	2,013,298
6.200%	07/15/30			275	355,806
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25			1,269	1,469,332
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42			100	111,823
5.850%	12/15/25			550	646,227
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28		EUR	4,471	5,564,641
0.750%	09/18/31		EUR	1,400	1,761,848
2.600%	11/15/29			550	601,254
DH Europe Finance Sarl,
Gtd. Notes
1.200%	06/30/27		EUR	1,025	1,338,038
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26			1,400	1,137,710
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32		EUR	560	707,826
Digital Euro Finco LLC,
Gtd. Notes
2.500%	01/16/26		EUR	1,920	2,612,200
Discover Financial Services,
Jr. Sub. Notes, Series D
6.125%(ff)	—	(a)(rr)		1,397	1,576,307

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Discovery Communications LLC,
Gtd. Notes
4.125%	05/15/29			3,825	$4,465,500
5.200%	09/20/47			400	519,170
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25			1,000	1,128,756
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28			2,120	2,542,123
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	(a)		2,075	2,362,478
Dover Corp.,
Sr. Unsec’d. Notes
0.750%	11/04/27		EUR	819	1,035,346
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49			1,300	1,472,602
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25			1,350	1,576,615
4.725%	11/15/28			2,100	2,584,009
East Ohio Gas Co. (The),
Sr. Unsec’d. Notes, 144A
3.000%	06/15/50			400	429,713
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
5.272%	08/28/23	(a)		1,050	1,146,805
Energy Transfer Operating LP,
Gtd. Notes
5.250%	04/15/29			1,635	1,907,670
5.500%	06/01/27	(a)		3,341	3,923,765
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	(a)		1,200	1,332,403
3.750%	02/15/25	(a)		550	616,135
4.150%	10/16/28			400	474,042
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23			594	623,274
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	02/01/26		EUR	387	479,772
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46			1,550	1,973,441
5.100%	06/15/45			725	979,778
Expedia Group, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25			109	126,411
Gtd. Notes, Series WI
3.250%	02/15/30	(a)		1,300	1,347,414
FedEx Corp.,
Gtd. Notes
5.250%	05/15/50			1,050	1,484,004

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23		EUR	700	$872,413
2.602%	05/21/25		GBP	300	446,882
2.950%	05/21/39		EUR	350	547,675
Sr. Unsec’d. Notes
0.625%	12/03/25		EUR	197	247,569
1.000%	12/03/28		EUR	196	251,235
Sr. Unsec’d. Notes, Series 30Y
4.750%	05/15/48			2,675	3,513,979
Fifth Third Bancorp,
Jr. Sub. Notes, Series L
4.500%(ff)	—	(rr)		467	498,378
Fiserv, Inc.,
Sr. Unsec’d. Notes
1.125%	07/01/27		EUR	886	1,146,132
3.200%	07/01/26			1,300	1,455,368
3.500%	07/01/29			1,975	2,268,421
4.400%	07/01/49	(a)		650	865,094
Ford Motor Co.,
Sr. Unsec’d. Notes
8.500%	04/21/23			1,629	1,831,750
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, EMTN
3.250%	09/15/25		EUR	925	1,187,940
Fox Corp.,
Sr. Unsec’d. Notes
4.709%	01/25/29			2,740	3,325,424
GE Capital European Funding Unlimited Co.,
Gtd. Notes, EMTN
4.625%	02/22/27		EUR	350	534,425
GE Capital Funding LLC,
Gtd. Notes, 144A
4.400%	05/15/30			3,509	4,132,171
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)		1,500	1,667,526
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/50			250	340,252
General Electric Co.,
Sr. Unsec’d. Notes
1.875%	05/28/27		EUR	805	1,060,736
2.700%	10/09/22			400	415,595
3.625%	05/01/30	(a)		2,100	2,392,770
4.250%	05/01/40	(a)		500	589,778
4.350%	05/01/50	(a)		1,300	1,570,932
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32	(a)		600	840,593
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30			600	665,478
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23			1,825	2,025,527

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21			8,190	$8,275,090
Sr. Unsec’d. Notes
5.650%	01/17/29			400	495,233
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42			1,225	1,544,651
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40			2,380	3,095,196
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40			1,575	1,590,878
2.800%	10/01/50			4,205	4,187,286
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/29			2,450	2,719,850
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)		105	115,418
Sr. Unsec’d. Notes
3.375%	03/27/25		EUR	4,250	5,915,808
4.223%(ff)	05/01/29			1,325	1,568,796
Sr. Unsec’d. Notes, EMTN
1.250%	05/01/25		EUR	1,365	1,732,941
2.000%	07/27/23		EUR	2,975	3,833,044
GrubHub Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/01/27			697	730,759
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	(a)		1,784	1,796,396
Harley-Davidson Financial Services, Inc.,
Gtd. Notes
0.900%	11/19/24		EUR	1,914	2,372,803
3.875%	05/19/23		EUR	395	523,354
Gtd. Notes, 144A
3.350%	06/08/25			1,283	1,389,326
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			1,890	2,123,907
Sr. Sec’d. Notes
5.250%	04/15/25			750	876,199
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.250%	07/15/26			250	282,392
4.250%	11/15/23			12	13,145
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)		1,500	1,650,716
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23			900	991,033
4.650%	10/01/24			550	625,121
6.350%	10/15/45			450	593,789

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
HLF Financing Sarl LLC/Herbalife International, Inc.,
Gtd. Notes, 144A
7.250%	08/15/26	(a)		577	$612,635
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49			850	978,233
3.350%	04/15/50	(a)		1,050	1,251,562
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25			750	862,254
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28			1,243	1,249,074
Intel Corp.,
Sr. Unsec’d. Notes
4.750%	03/25/50			400	557,652
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32			4,270	4,298,966
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/50	(a)		1,225	1,303,843
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	(a)		361	404,167
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
3.000%	03/15/22			325	334,801
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27	(a)		1,197	1,263,127
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	—	(a)(rr)		750	773,606
Sr. Unsec’d. Notes
2.522%(ff)	04/22/31	(a)		2,650	2,842,344
3.702%(ff)	05/06/30			2,075	2,405,359
3.882%(ff)	07/24/38			1,900	2,308,054
4.452%(ff)	12/05/29			1,200	1,466,600
Sr. Unsec’d. Notes, EMTN
1.090%(ff)	03/11/27		EUR	540	693,363
Sub. Notes
2.956%(ff)	05/13/31	(a)		1,150	1,258,703
JPMorgan Chase Bank NA,
Unsec’d. Notes, 144A, EMTN
7.500%(cc)	06/17/35		IDR	46,580,000	3,680,649
Unsec’d. Notes, 144A, MTN
7.000%	05/17/27		IDR	23,443,000	1,789,510
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.800%	05/01/50	(a)		400	477,537
5.085%	05/25/48			25	35,020
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24			150	166,078

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	(a)	2,500	$2,853,167
Gtd. Notes, 144A
5.625%	11/15/23		1,350	1,521,547
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.875%	05/15/27	(a)	1,125	1,211,603
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
7.000%	04/15/25	(a)	1,575	1,657,688
Kroger Co. (The),
Sr. Unsec’d. Notes
3.950%	01/15/50	(a)	575	694,754
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		84	86,509
Laredo Petroleum, Inc.,
Gtd. Notes
9.500%	01/15/25		1,000	870,942
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26		1,306	1,399,524
Lear Corp.,
Sr. Unsec’d. Notes
3.500%	05/30/30		591	646,353
3.800%	09/15/27		1,804	2,019,868
4.250%	05/15/29	(a)	488	556,336
Leidos, Inc.,
Gtd. Notes, 144A
2.300%	02/15/31		2,100	2,149,140
4.375%	05/15/30		1,702	2,039,743
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24		537	542,507
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.875%	11/01/24		1,224	1,243,184
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	(a)	400	431,879
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.500%	04/15/30		847	1,050,592
Manitowoc Co., Inc. (The),
Sec’d. Notes, 144A
9.000%	04/01/26		1,172	1,263,835
Marriott International, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
0.876%(c)	03/08/21		292	292,020
Sr. Unsec’d. Notes, Series AA
4.650%	12/01/28		900	1,037,723
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		1,197	1,400,154
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
1.729%	11/24/30		2,510	2,524,566

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
3.729%	10/15/70			154	$171,597
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27			243	269,796
6.750%	12/31/25			889	938,168
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50			175	224,071
Medtronic Global Holdings SCA,
Gtd. Notes
0.250%	07/02/25		EUR	1,309	1,623,171
0.375%	03/07/23		EUR	781	965,846
1.500%	07/02/39		EUR	100	136,058
2.250%	03/07/39		EUR	300	454,328
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.150%	05/18/43			75	98,100
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24			10	11,011
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.625%	06/15/25	(a)		963	1,030,979
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60			804	872,234
4.500%	02/06/57			1,075	1,616,573
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	11/15/30	(a)		1,119	1,200,233
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.625%	09/04/50	(a)		750	752,992
2.750%	04/13/30			3,945	4,331,418
Morgan Stanley,
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810%
4.047%(c)	—	(a)(rr)		430	429,020
Sr. Unsec’d. Notes, GMTN
1.375%	10/27/26		EUR	1,680	2,204,661
1.750%	03/11/24		EUR	1,202	1,553,091
4.431%(ff)	01/23/30			3,660	4,459,700
5.597%(ff)	03/24/51			600	965,078
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32			1,150	1,156,657
3.622%(ff)	04/01/31			6,700	7,781,578
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22			500	525,210
4.125%	03/01/27			1,175	1,355,559
4.500%	04/15/38			600	687,185
5.500%	02/15/49	(a)		250	328,100
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29			1,127	1,209,439

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		95	$85,586
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40		1,085	1,073,021
3.250%	04/28/50		775	847,005
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39		552	956,149
Navient Corp.,
Sr. Unsec’d. Notes
6.625%	07/26/21		1,465	1,500,584
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50		550	653,558
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29		670	730,270
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23		745	527,543
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30		550	636,621
Nordic Aviation Capital A/S,
Senior Note
5.040%	02/27/24^		1,533	1,150,061
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		875	917,474
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		2,400	2,610,911
5.150%	05/01/40		1,375	1,903,437
5.250%	05/01/50		725	1,075,053
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.230%	10/01/25		800	809,394
1.832%	10/15/27		350	360,495
Sr. Unsec’d. Notes, 144A
2.300%	11/01/30		550	565,433
3.268%	11/15/40		200	214,538
3.468%	12/01/50	(a)	700	758,384
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.550%	03/15/26		200	208,576
6.450%	09/15/36		150	156,351
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28		2,806	3,208,890
6.350%	01/15/31	(a)	780	1,001,169
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/50		3,525	4,111,019

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40	(a)		1,000	$1,090,119
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31			550	549,730
3.300%	08/01/40			250	250,263
3.500%	08/01/50	(a)		400	396,366
Pacific Life Global Funding II,
Sec’d. Notes, 144A
1.200%	06/24/25			3,020	3,063,499
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23			1,000	1,044,935
3.375%	02/01/22			1,625	1,667,747
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.625%	03/19/50	(a)		600	758,880
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			1,196	1,227,158
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50	(a)		1,275	1,368,312
Phillips 66,
Gtd. Notes
1.300%	02/15/26	(a)		325	330,440
3.850%	04/09/25	(a)		400	450,641
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	(a)		189	197,836
3.800%	09/15/30	(a)		833	892,121
4.500%	12/15/26			331	370,632
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30			1,590	1,661,799
Prologis Euro Finance LLC,
Gtd. Notes
1.000%	02/06/35		EUR	925	1,186,792
Ralph Lauren Corp.,
Sr. Unsec’d. Notes
2.950%	06/15/30	(a)		2,475	2,683,429
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28			727	866,509
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27	(a)		868	962,536
Ross Stores, Inc.,
Sr. Unsec’d. Notes
4.700%	04/15/27			250	295,470
Royalty Pharma PLC,
Gtd. Notes, 144A
2.200%	09/02/30	(a)		900	922,802
3.300%	09/02/40	(a)		525	552,306

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25	(a)		1,900	$2,217,117
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	(a)		1,064	1,111,727
Seagate HDD Cayman,
Gtd. Notes, 144A
3.375%	07/15/31			1,470	1,473,114
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/28		EUR	827	1,026,228
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25	(a)		1,768	1,869,171
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.250%	05/04/25			2,868	3,325,041
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41	(a)		2,049	2,650,979
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25			1,370	1,414,503
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22			199	215,255
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
4.738%	09/20/29			2,530	2,746,599
Staples, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)		751	746,419
Starbucks Corp.,
Sr. Unsec’d. Notes
2.550%	11/15/30			1,700	1,836,033
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29			148	155,448
6.500%	03/15/27			1,102	1,171,810
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44			400	430,901
Sutter Health,
Unsec’d. Notes, Series 20A
1.321%	08/15/25			990	1,006,188
2.294%	08/15/30			910	950,301
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27			1,403	1,576,274
4.500%	07/23/25	(a)		1,086	1,221,969
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
4.750%	10/01/23			131	134,195

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29	(a)		753	$795,551
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.625%	07/15/24	(a)		1,537	1,574,641
Tenneco, Inc.,
Sr. Sec’d. Notes
5.000%	07/15/24		EUR	820	1,016,789
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26			167	171,456
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.875%	10/01/49		EUR	850	1,200,311
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	03/15/23			5,575	6,522,025
T-Mobile USA, Inc.,
Gtd. Notes
4.750%	02/01/28			150	161,158
Sr. Sec’d. Notes, 144A
2.250%	11/15/31	(a)		1,505	1,542,323
2.550%	02/15/31			1,950	2,048,242
3.000%	02/15/41			950	982,789
3.300%	02/15/51			2,575	2,640,782
3.500%	04/15/25			750	829,712
3.750%	04/15/27			5,125	5,842,783
3.875%	04/15/30			2,150	2,487,172
TransDigm, Inc.,
Gtd. Notes
5.500%	11/15/27	(a)		1,750	1,840,775
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	(a)		1,618	1,724,204
TRI Pointe Group, Inc.,
Gtd. Notes
5.250%	06/01/27			1,148	1,244,834
Truist Financial Corp.,
Jr. Sub. Notes, Series Q
5.100%(ff)	—	(a)(rr)		890	1,016,508
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.839%	03/20/60	(a)		375	461,627
4.100%	09/15/67			900	1,126,690
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50			431	476,858
4.750%	07/15/45			144	202,429
Upjohn Finance BV,
Gtd. Notes
1.908%	06/23/32		EUR	1,450	1,959,082
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37	(a)		458	606,584
VEREIT Operating Partnership LP,
Gtd. Notes
3.400%	01/15/28			550	607,004

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.625%	11/01/25			1,900	$2,189,368
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32		EUR	1,585	2,026,588
1.500%	09/19/39		EUR	700	940,789
2.625%	08/15/26	(a)		1,350	1,478,251
2.650%	11/20/40			940	950,050
4.000%	03/22/50			550	666,238
4.329%	09/21/28			553	664,879
4.522%	09/15/48			2,125	2,749,047
5.012%	04/15/49			113	156,462
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56			1,197	1,203,203
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.700%	06/01/28	(a)		316	360,760
4.200%	05/19/32	(a)		553	664,272
4.750%	05/15/25	(a)		950	1,102,459
4.950%	01/15/31	(a)		1,924	2,413,205
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50			1,035	1,042,059
Voya Financial, Inc.,
Gtd. Notes
5.650%(ff)	05/15/53			1,895	2,008,700
Walmart, Inc.,
Sr. Unsec’d. Notes
4.050%	06/29/48			1,000	1,351,597
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51			558	675,634
4.700%	03/23/50			25	35,426
Wells Fargo & Co.,
Sr. Unsec’d. Notes
0.625%	08/14/30		EUR	7,470	9,283,044
Sr. Unsec’d. Notes, EMTN
0.500%	04/26/24		EUR	1,325	1,641,792
1.338%(ff)	05/04/25		EUR	965	1,227,631
2.000%	04/27/26		EUR	1,955	2,608,252
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28			3,550	3,776,384
5.013%(ff)	04/04/51			25	35,470
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
3.200%	06/15/25			121	130,422
4.400%	03/15/24			699	765,153
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	(a)		2,300	2,602,841
3.600%	03/15/22			4,565	4,712,264
3.750%	06/15/27			660	754,545
4.500%	11/15/23			10	11,021
4.550%	06/24/24			1,349	1,509,995
WPC Eurobond BV,
Gtd. Notes
1.350%	04/15/28		EUR	4,065	5,173,204
2.125%	04/15/27		EUR	1,039	1,383,331

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
4.250%	03/01/22		73	$74,818
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		1,525	1,776,859

				688,735,982

Venezuela — 0.0%
Petroleos de Venezuela SA,
Sr. Unsec’d. Notes
5.375%	04/12/27	(d)	1,800	65,308
6.000%	10/28/22	(d)	11,730	244,950

				310,258

TOTAL CORPORATE BONDS (cost $1,254,309,993)				1,331,416,139

MUNICIPAL BONDS — 0.4%
California — 0.2%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31		925	1,257,093
6.548%	05/15/48		1,695	2,743,035
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		940	1,654,137
University of California,
Taxable, Revenue Bonds, Series BG
1.316%	05/15/27		1,500	1,517,940
1.614%	05/15/30		1,445	1,458,179

				8,630,384

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		2,175	3,648,149

North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2012-01, Class A, 1 Month LIBOR + 0.800%
0.950%(c)	07/25/39		3,476	3,479,682

TOTAL MUNICIPAL BONDS (cost $14,080,047)				15,758,215

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.9%
Bermuda — 0.4%
Bellemeade Re Ltd.,
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.898%(c)	03/25/29		1,851	1,850,398
Series 2019-02A, Class M1C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.148%(c)	04/25/29		1,238	1,242,422
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.748%(c)	07/25/29		1,354	1,354,918

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bermuda (cont’d.)
Series 2019-03A, Class M1C, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.098%(c)	07/25/29		1,585	$1,579,667
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.648%(c)	10/25/29		512	512,094
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.348%(c)	08/26/30		2,144	2,166,727
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.848%(c)	10/25/30		706	708,677
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.750%(c)	06/25/30		626	626,417
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.848%(c)	11/25/28		703	702,995
Home Re Ltd.,
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.398%(c)	10/25/30		880	894,330
Radnor Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.098%(c)	02/25/29		704	704,224
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.898%(c)	06/25/29		2,247	2,239,426
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.148%(c)	10/25/30		1,203	1,215,821
Triangle Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.048%(c)	11/26/29		652	650,642

				16,448,758

United Kingdom — 0.2%
Harben Finance PLC,
Series 2017-01X, Class A, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.851%(c)	08/20/56	GBP	362	495,140
London Wall Mortgage Capital PLC,
Series 2017-FL01, Class A, 3 Month GBP LIBOR + 0.850% (Cap N/A, Floor 0.000%)
0.898%(c)	11/15/49	GBP	790	1,078,508
Precise Mortgage Funding PLC,
Series 2017-01B, Class A, 3 Month GBP LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.791%(c)	03/12/54	GBP	1,951	2,662,593
Ripon Mortgages PLC,
Series 01X, Class A1, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.851%(c)	08/20/56	GBP	313	427,144

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United Kingdom (cont’d.)
Stratton Mortgage Funding PLC,
Series 2019-01, Class A, 3 Month Sterling Overnight Index Average + 1.200% (Cap N/A, Floor 0.000%)
1.254%(c)	05/25/51	GBP	1,561	$2,140,887

				6,804,272

United States — 2.3%
Alternative Loan Trust,
Series 2005-50CB, Class 1A1
5.500%	11/25/35		261	251,279
Citigroup Mortgage Loan Trust,
Series 2007-AR05, Class 1A2A
3.551%(cc)	04/25/37		504	481,054
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.548%(c)	04/25/31		578	577,900
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.448%(c)	08/25/31		1,422	1,420,522
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.298%(c)	09/25/31		493	491,919
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	06/25/39		915	912,550
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.148%(c)	07/25/39		478	477,645
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	09/25/39		916	914,214
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	10/25/39		708	706,002
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.198%(c)	01/25/40		1,120	1,114,065
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40		768	768,001
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.148%(c)	01/25/40		1,860	1,846,854
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.398%(c)	10/25/23		241	246,876
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400% (Cap N/A, Floor 0.000%)
4.548%(c)	01/25/24		532	536,134
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000%
5.148%(c)	11/25/24		856	877,251
Series 2015-C01, Class 1M2, 1 Month LIBOR + 4.300%
4.448%(c)	02/25/25		686	699,297

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000%
4.148%(c)	05/25/25	502	$510,862
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
5.148%(c)	07/25/25	355	364,830
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
5.148%(c)	07/25/25	903	916,386
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
5.698%(c)	04/25/28	1,326	1,394,343
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750% (Cap N/A, Floor 0.000%)
6.898%(c)	08/25/28	461	494,263
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950% (Cap N/A, Floor 0.000%)
7.098%(c)	08/25/28	188	199,654
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)	09/25/28	725	769,073
Series 2016-C03, Class 2M2, 1 Month LIBOR + 5.900% (Cap N/A, Floor 0.000%)
6.048%(c)	10/25/28	738	775,057
Series 2017-C02, Class 2M2, 1 Month LIBOR + 3.650% (Cap N/A, Floor 0.000%)
3.798%(c)	09/25/29	1,302	1,331,944
Series 2017-C02, Class 2M2C, 1 Month LIBOR + 3.650% (Cap N/A, Floor 0.000%)
3.798%(c)	09/25/29	1,088	1,083,316
Series 2018-C01, Class 1B1, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.698%(c)	07/25/30	211	210,277
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.398%(c)	07/25/30	529	525,858
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.298%(c)	10/25/30	274	273,077
Fannie Mae REMICS,
Series 2010-135, Class AS, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.802%(c)	12/25/40	106	16,912
Series 2011-124, Class SC, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.402%(c)	12/25/41	419	81,158
Series 2012-05, Class SA, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.802%(c)	02/25/42	438	75,587
Series 2012-88, Class SB, IO, 1 Month LIBOR x (1) + 6.670% (Cap 6.670%, Floor 0.000%)
6.522%(c)	07/25/42	258	40,854
Series 2014-06, Class SA, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.452%(c)	02/25/44	510	98,650
Series 2015-34, Class LS, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.952%(c)	06/25/45	734	134,788

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2016-01, Class SJ, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	02/25/46	701	$129,366
Series 2016-69, Class BS, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.952%(c)	10/25/46	4,680	867,126
Series 2017-91, Class GS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.002%(c)	11/25/47	5,485	974,951
Series 2018-55, Class SB, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.052%(c)	08/25/48	1,790	310,974
Series 2020-45, Class AI, IO
4.000%	07/25/50	1,425	169,867
Series 2020-45, Class EI, IO
5.000%	07/25/50	14,262	2,089,833
Series 2020-49, Class IO, IO
4.000%	07/25/50	906	116,870
Series 2020-49, Class KS, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.952%(c)	07/25/50	27,505	5,525,538
Series 2020-60, Class KI, IO
2.000%	09/25/50	5,876	497,627
Series 2020-60, Class NI, IO
4.000%	09/25/50	659	91,090
Series 2020-62, Class GI, IO
4.000%	06/25/48	19,780	3,994,555
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
3.448%(c)	10/25/27	3,217	3,299,008
Series 2015-DNA03, Class M3, 1 Month LIBOR + 4.700% (Cap N/A, Floor 4.700%)
4.848%(c)	04/25/28	375	390,450
Series 2015-HQA02, Class M3, 1 Month LIBOR + 4.800% (Cap N/A, Floor 0.000%)
4.948%(c)	05/25/28	1,467	1,525,973
Series 2016-DNA03, Class M3, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.148%(c)	12/25/28	319	333,584
Series 2016-DNA04, Class M3, 1 Month LIBOR + 3.800% (Cap N/A, Floor 3.800%)
3.948%(c)	03/25/29	382	395,057
Series 2016-HQA01, Class M3, 1 Month LIBOR + 6.350% (Cap N/A, Floor 0.000%)
6.498%(c)	09/25/28	201	212,839
Series 2017-DNA02, Class M2, 1 Month LIBOR + 3.450% (Cap N/A, Floor 0.000%)
3.598%(c)	10/25/29	2,097	2,166,033
Series 2017-DNA03, Class M2, 1 Month LIBOR + 2.500% (Cap N/A, Floor 0.000%)
2.648%(c)	03/25/30	2,177	2,206,699
Series 2017-HQA02, Class M2B, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.798%(c)	12/25/29	972	947,262

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2017-HQA03, Class M2, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.498%(c)	04/25/30	1,707	$1,731,935
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.082%(c)	11/25/50	375	381,545
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.848%(c)	01/25/50	4,818	4,781,755
Series 2020-DNA02, Class B1, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.648%(c)	02/25/50	620	607,205
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.998%(c)	02/25/50	1,820	1,808,832
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.248%(c)	06/25/50	2,170	2,254,196
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.148%(c)	06/25/50	475	477,372
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.148%(c)	08/25/50	1,242	1,317,958
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.898%(c)	08/25/50	730	740,198
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.882%(c)	10/25/50	1,713	1,780,507
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.077%(c)	12/25/50	1,388	1,387,995
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.298%(c)	09/25/50	1,305	1,317,023
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA03, Class M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
2.198%(c)	07/25/49	184	182,750
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.098%(c)	10/25/49	840	838,458
Freddie Mac REMICS,
Series 3753, Class SK, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.891%(c)	11/15/38	49	725
Series 3852, Class SW, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	05/15/41	388	59,468
Series 3933, Class SK, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.791%(c)	10/15/41	3,647	700,129

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 4059, Class SP, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.391%(c)	06/15/42	896	$143,894
Series 4248, Class S, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	09/15/43	433	73,498
Series 4286, Class SN, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	12/15/43	8,567	1,371,257
Series 4314, Class SE, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.891%(c)	03/15/44	895	151,365
Series 4320, Class SD, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.941%(c)	07/15/39	850	165,775
Series 4468, Class SY, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.941%(c)	05/15/45	374	77,460
Series 4473, Class AS, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.441%(c)	05/15/45	725	112,599
Series 4583, Class ST, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.841%(c)	05/15/46	1,541	254,599
Series 4905, Class SA, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.952%(c)	08/25/49	9,404	1,730,252
Series 4980, Class KI, IO
4.500%	06/25/50	7,014	963,770
Series 4989, Class EI, IO
4.000%	07/25/50	589	79,483
Series 4991, Class IE, IO
5.000%	07/25/50	1,140	132,174
Series 4998, Class GI, IO
4.000%	08/25/50	6,267	951,755
Series 5002, Class SJ, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.952%(c)	07/25/50	2,760	542,054
Series 5009, Class DI, IO
2.000%	09/25/50	3,317	300,842
Series 5012, Class DI, IO
4.000%	09/25/50	709	102,956
Series 5020, Class IH, IO
3.000%	08/25/50	1,987	255,698
Freddie Mac Strips,
Series 304, Class C45, IO
3.000%	12/15/27	413	26,054
Government National Mortgage Assoc.,
Series 2010-09, Class XD, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.447%(c)	01/16/40	903	179,070
Series 2010-101, Class S, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.848%(c)	08/20/40	940	181,848

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2010-20, Class SE, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.098%(c)	02/20/40	635	$126,525
Series 2013-113, Class SA, IO, 1 Month LIBOR x (1) + 6.700% (Cap 6.700%, Floor 0.000%)
6.548%(c)	08/20/43	484	103,720
Series 2013-124, Class CS, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	08/20/43	1,545	309,851
Series 2014-117, Class SJ, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.448%(c)	08/20/44	4,390	754,599
Series 2014-132, Class SL, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	10/20/43	620	82,325
Series 2014-158, Class SA, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.447%(c)	10/16/44	2,141	344,081
Series 2014-180, Class PI, IO
4.000%	08/20/44	254	30,235
Series 2015-110, Class MS, IO, 1 Month LIBOR x (1) + 5.710% (Cap 5.710%, Floor 0.000%)
5.558%(c)	08/20/45	1,749	288,302
Series 2015-111, Class IM, IO
4.000%	08/20/45	893	84,284
Series 2015-111, Class IW, IO
4.000%	06/20/45	280	25,335
Series 2015-111, Class SM, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	08/20/45	256	42,123
Series 2015-112, Class SB, IO, 1 Month LIBOR x (1) + 5.740% (Cap 5.740%, Floor 0.000%)
5.588%(c)	08/20/45	476	83,457
Series 2015-129, Class IC, IO
4.500%	09/16/45	217	35,830
Series 2015-144, Class QS, IO, 1 Month LIBOR x (1) + 5.700% (Cap 5.700%, Floor 0.000%)
5.548%(c)	10/20/45	241	39,063
Series 2015-159, Class HS, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	11/20/45	396	69,202
Series 2015-167, Class AS, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.098%(c)	11/20/45	383	67,068
Series 2015-168, Class SD, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	11/20/45	379	67,230
Series 2015-57, Class AS, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.448%(c)	04/20/45	1,841	302,104
Series 2015-95, Class GI, IO
4.500%	07/16/45	796	138,478
Series 2016-01, Class ST, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	01/20/46	246	46,255

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2016-109, Class IH, IO
4.000%	10/20/45	1,006	$91,834
Series 2016-27, Class IA, IO
4.000%	06/20/45	618	51,864
Series 2016-88, Class S, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	01/20/46	589	101,001
Series 2018-105, Class SC, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	08/20/48	395	52,929
Series 2018-139, Class SQ, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
5.998%(c)	10/20/48	741	103,341
Series 2018-67, Class PS, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.048%(c)	05/20/48	735	121,823
Series 2019-01, Class SN, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	01/20/49	539	69,936
Series 2019-04, Class SJ, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	01/20/49	920	120,412
Series 2019-06, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	01/20/49	255	36,266
Series 2019-151, Class IA, IO
3.500%	12/20/49	1,265	140,950
Series 2019-151, Class NI, IO
3.500%	10/20/49	3,642	313,456
Series 2019-20, Class SF, IO, 1 Month LIBOR x (1) + 3.790% (Cap 3.790%, Floor 0.000%)
3.638%(c)	02/20/49	1,232	99,307
Series 2019-52, Class SK, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	04/20/49	918	112,447
Series 2019-69, Class S, IO, 1 Month LIBOR x (1) + 3.270% (Cap 3.270%, Floor 0.000%)
3.118%(c)	06/20/49	993	75,793
Series 2019-78, Class SE, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	06/20/49	390	51,773
Series 2019-97, Class SC, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.948%(c)	08/20/49	764	117,756
Series 2020-07, Class GI
4.000%	01/20/50	236	20,117
Series 2020-11, Class SN, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	01/20/50	370	60,152
Series 2020-146, Class IM, IO
2.500%	10/20/50	438	46,609
Series 2020-151, Class HI, IO
2.500%	10/20/50	3,279	189,213
Series 2020-151, Class MI
2.500%	10/20/50	1,193	140,051

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-21, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.898%(c)	02/20/50	5,045	$781,042
Series 2020-51, Class ID, IO
3.500%	04/20/50	1,863	142,475
Series 2020-61, Class GI, IO
5.000%	05/20/50	1,447	119,991
Series 2020-61, Class SF, IO, 1 Month LIBOR x (1) + 6.440% (Cap 6.440%, Floor 0.000%)
6.288%(c)	07/20/43	1,939	361,031
Series 2020-78, Class DI, IO
4.000%	06/20/50	6,771	912,396
Series 2020-79, Class AI, IO
4.000%	06/20/50	2,052	205,863
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
0.588%(c)	06/25/45	1,097	986,286
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
0.308%(c)	03/25/37	591	577,904
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR08, Class A3A, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.378%(c)	07/25/46	974	954,680
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH01, Class M2, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.398%(c)	11/25/24	311	298,890
Lehman XS Trust,
Series 2005-07N, Class 1A1A, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.688%(c)	12/25/35	962	924,820
Mill City Mortgage Loan Trust,
Series 2019-GS02, Class A1, 144A
2.750%(cc)	08/25/59	789	819,662
PMT Credit Risk Transfer Trust,
Series 2019-01R, Class A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.145%(c)	03/27/24	877	807,980
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.895%(c)	05/27/23	1,133	1,089,672
Series 2019-03R, Class A, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
2.845%(c)	10/27/22	121	120,148
RALI Trust,
Series 2006-QO10, Class A1, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.308%(c)	01/25/37	764	707,446
Series 2007-QA05, Class 2A1
5.775%(cc)	09/25/37	778	659,000
Series 2007-QH08, Class A
1.641%(cc)	10/25/37	631	588,678

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.468%(c)	10/25/35		509	$491,994
Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.248%(c)	09/25/48		1,857	1,836,364
Structured Asset Mortgage Investments Trust,
Series 2006-AR01, Class 2A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.608%(c)	02/25/36		122	121,275
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
2.003%(c)	09/25/46		749	744,423

				95,436,725

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $118,012,416)				118,689,755

SOVEREIGN BONDS — 39.1%
Australia — 2.5%
Australia Government Bond,
Bonds, Series 124
5.750%	05/15/21	AUD	14,460	11,377,971
Bonds, Series 137
2.750%	04/21/24	AUD	11,540	9,671,335
Sr. Unsec’d. Notes, Series 139
3.250%	04/21/25	AUD	23,015	20,018,318
Sr. Unsec’d. Notes, Series 144
3.750%	04/21/37	AUD	8,535	8,769,023
Sr. Unsec’d. Notes, Series 145
2.750%	06/21/35	AUD	9,106	8,333,546
Sr. Unsec’d. Notes, Series 149
2.250%	05/21/28	AUD	8,807	7,558,210
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	24,291	23,040,726
Sr. Unsec’d. Notes, Series 160
1.000%	12/21/30	AUD	12,049	9,311,761
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	2,150	1,859,219

				99,940,109

Austria — 0.5%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
0.000%	07/15/24	EUR	3,076	3,850,378
0.500%	02/20/29	EUR	3,955	5,238,243
0.750%	02/20/28	EUR	3,437	4,603,289
0.750%	03/20/51	EUR	962	1,404,973
0.850%	06/30/2120	EUR	510	823,828
2.100%	09/20/2117	EUR	500	1,360,951

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Austria (cont’d.)
2.400%	05/23/34	EUR	2,110	$3,515,619

				20,797,281

Bahrain — 0.1%
Bahrain Government International Bond,
Sr. Unsec’d. Notes, 144A
5.625%	09/30/31		1,588	1,682,219
7.375%	05/14/30		260	308,927

				1,991,146

Belgium — 0.6%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 71
3.750%	06/22/45	EUR	2,760	6,199,308
Sr. Unsec’d. Notes, Series 76, 144A
1.900%	06/22/38	EUR	4,825	7,835,295
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	1,747	2,383,595
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	1,581	2,676,357
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	1,180	2,627,732
Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	1,678	2,130,178

				23,852,465

Bermuda — 0.0%
Bermuda Government International Bond,
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		220	230,938

Canada — 3.3%
Canada Housing Trust No. 1,
Gov’t. Gtd. Notes, 144A
1.800%	12/15/24	CAD	2,990	2,467,752
1.950%	12/15/25	CAD	2,950	2,467,469
2.250%	12/15/25	CAD	13,720	11,633,376
Canadian Government Bond,
Bonds
0.500%	12/01/30	CAD	2,260	1,737,108
1.500%	02/01/22	CAD	22,271	17,749,052
1.500%	06/01/23	CAD	10,642	8,618,727
2.000%	12/01/51	CAD	7,614	7,194,689
3.500%	12/01/45	CAD	4,439	5,268,572
Bonds, Series 0001
1.250%	03/01/25	CAD	22,998	18,750,370
1.250%	06/01/30	CAD	27,340	22,601,448
Bonds, Series 0004
2.750%	12/01/48	CAD	3,670	3,955,630
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	2,500	2,223,248
Province of British Columbia, Debentures
4.700%	06/18/37	CAD	1,000	1,119,658
Province of Ontario,
Notes
4.650%	06/02/41	CAD	2,380	2,729,760

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canada (cont’d.)
Sr. Unsec’d. Notes
2.400%	06/02/26	CAD	200	$170,285
2.500%	04/27/26		2,050	2,248,229
Unsec’d. Notes
3.450%	06/02/45	CAD	4,225	4,229,885
Province of Quebec,
Sr. Unsec’d. Notes
2.750%	04/12/27		1,975	2,205,072
Unsec’d. Notes
3.000%	09/01/23	CAD	18,319	15,389,211
3.500%	12/01/45	CAD	1,795	1,822,069

				134,581,610

Chile — 0.0%
Chile Government International Bond,
Sr. Unsec’d. Notes
1.625%	01/30/25	EUR	1,073	1,398,251
3.500%	01/25/50		400	459,742

				1,857,993

Colombia — 0.4%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.000%	01/30/30		1,900	1,998,479
4.125%	05/15/51		200	222,452
Colombian TES,
Bonds, Series B
5.750%	11/03/27	COP	45,932,600	14,224,232

				16,445,163

Croatia — 0.1%
Croatia Government International Bond,
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	2,150	2,761,837
Unsec’d. Notes
1.500%	06/17/31	EUR	635	849,410

				3,611,247

Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds, Series 61
3.850%	09/29/21	CZK	30,900	1,483,584
Bonds, Series 78
2.500%	08/25/28	CZK	16,720	860,578

				2,344,162

Denmark — 0.2%
Denmark Government Bond,
Bonds
1.500%	11/15/23	DKK	960	167,310
1.750%	11/15/25	DKK	26,102	4,780,988
4.500%	11/15/39	DKK	7,985	2,508,329

				7,456,627

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Dominican Republic — 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
5.950%	01/25/27		1,055	$1,245,151
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		150	163,408
4.875%	09/23/32		566	627,325
5.950%	01/25/27		625	737,649
6.400%	06/05/49		830	974,433

				3,747,966

Ecuador — 0.0%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/30		123	78,989
6.604%(s)	07/31/30		34	16,186

				95,175

Egypt — 0.0%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A
4.550%	11/20/23		270	279,792
Sr. Unsec’d. Notes, EMTN
4.750%	04/11/25	EUR	770	979,423

				1,259,215

Finland — 0.2%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	923	1,199,211
0.500%	09/15/28	EUR	1,960	2,593,913
0.500%	09/15/29	EUR	2,130	2,833,085
0.875%	09/15/25	EUR	1,525	2,005,619

				8,631,828

France — 2.5%
Caisse d’Amortissement de la Dette Sociale,
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	9,600	11,954,925
French Republic Government Bond OAT,
Bonds
0.000%	02/25/21	EUR	7,355	8,995,005
0.000%	03/25/23	EUR	27,917	34,659,143
—%(p)	02/25/26	EUR	3,765	4,745,323
0.000%	11/25/29	EUR	1,530	1,939,273
0.000%	11/25/30	EUR	10,075	12,734,677
3.250%	05/25/45	EUR	10,061	21,251,299
Bonds, 144A
1.500%	05/25/50	EUR	2,600	4,234,495
4.000%	04/25/55	EUR	425	1,126,184

				101,640,324

Germany — 1.5%
Bundesobligation,
Bonds, Series 180
0.000%	10/18/24	EUR	13,598	17,094,417
Bonds, Series 181
—%(p)	04/11/25	EUR	10,512	13,261,768

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Germany (cont’d.)
Bundesrepublik Deutschland Bundesanleihe, Bonds
0.000%	08/15/29	EUR	6,815	$8,790,590
0.000%	08/15/50	EUR	5,890	7,559,201
1.500%	02/15/23	EUR	4,460	5,710,829
2.500%	08/15/46	EUR	2,936	6,188,559
State of North Rhine-Westphalia Germany,
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	2,100	3,493,160

				62,098,524

Hungary — 0.1%
Hungary Government Bond,
Bonds, Series 25/B
5.500%	06/24/25	HUF	170,190	682,852
Hungary Government International Bond,
Sr. Unsec’d. Notes
1.750%	06/05/35	EUR	1,800	2,436,068

				3,118,920

Indonesia — 0.4%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,300	1,794,473
4.450%	04/15/70		1,270	1,561,243
Sr. Unsec’d. Notes, EMTN
3.850%	07/18/27		3,050	3,483,368
5.875%	01/15/24		2,609	2,997,478
Indonesia Treasury Bond,
Bonds, Series 059
7.000%	05/15/27	IDR	37,569,000	2,867,812
Bonds, Series 065
6.625%	05/15/33	IDR	30,788,000	2,228,791

				14,933,165

Ireland — 0.2%
Ireland Government Bond,
Bonds
1.100%	05/15/29	EUR	1,842	2,540,945
1.500%	05/15/50	EUR	408	669,407
Sr. Unsec’d. Notes
0.200%	10/18/30	EUR	1,030	1,322,147
Unsec’d. Notes
0.900%	05/15/28	EUR	1,370	1,846,436

				6,378,935

Israel — 0.2%
Israel Government Bond,
Bonds, Series 323
4.250%	03/31/23	ILS	3,350	1,139,302
Bonds, Series 327
2.000%	03/31/27	ILS	8,442	2,884,477
Bonds, Series 825
1.750%	08/31/25	ILS	2,680	890,292
Israel Government International Bond,
Sr. Unsec’d. Notes
2.750%	07/03/30		765	844,148

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Israel (cont’d.)
State of Israel,
Sr. Unsec’d. Notes
3.800%	05/13/60		200	$238,052

				5,996,271

Italy — 2.5%
Italy Buoni Poliennali Del Tesoro,
Bonds
—%(p)	01/15/24	EUR	3,620	4,460,795
0.950%	03/15/23	EUR	10,390	13,073,135
1.350%	04/15/22	EUR	4,615	5,768,498
Bonds, 144A
2.800%	03/01/67	EUR	3,500	5,733,369
Sr. Unsec’d. Notes
0.950%	03/01/23	EUR	7,715	9,701,556
2.000%	02/01/28	EUR	10,000	13,737,041
3.000%	08/01/29	EUR	1,477	2,203,055
Sr. Unsec’d. Notes, 144A
0.950%	09/15/27	EUR	5,275	6,766,380
1.650%	12/01/30	EUR	2,067	2,801,838
1.700%	09/01/51	EUR	933	1,212,718
1.800%	03/01/41	EUR	20,862	28,191,942
3.100%	03/01/40	EUR	1,027	1,676,297
3.850%	09/01/49	EUR	360	695,010
5.000%	09/01/40	EUR	628	1,286,803
Sr. Unsec’d. Notes, Series CAC, 144A
2.450%	09/01/50	EUR	616	940,257
Italy Certificati di Credito del Tesoro,
Bonds, 6 Month EURIBOR + 1.850%
1.518%(c)	01/15/25	EUR	3,720	4,803,716

				103,052,410

Ivory Coast — 0.0%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	1,085	1,461,966
6.625%	03/22/48	EUR	275	371,540

				1,833,506

Japan — 13.4%
Japan Government Five Year Bond,
Bonds, Series 129
0.100%	09/20/21	JPY	2,067,850	20,056,446
Bonds, Series 131
0.100%	03/20/22	JPY	3,650,650	35,447,116
Bonds, Series 141
0.100%	09/20/24	JPY	7,253,450	70,851,232
Japan Government Forty Year Bond,
Bonds, Series 09
0.400%	03/20/56	JPY	503,650	4,471,580
Bonds, Series 13
0.500%	03/20/60	JPY	611,000	5,559,208
Japan Government Ten Year Bond,
Bonds, Series 325
0.800%	09/20/22	JPY	3,183,750	31,319,664
Bonds, Series 337
0.300%	12/20/24	JPY	2,163,850	21,306,764

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Bonds, Series 346
0.100%	03/20/27	JPY	504,850	$4,950,522
Bonds, Series 354
0.100%	03/20/29	JPY	5,533,400	54,274,202
Bonds, Series 358
0.100%	03/20/30	JPY	2,902,100	28,379,712
Bonds, Series 359
0.100%	06/20/30	JPY	4,200,950	41,034,047
Japan Government Thirty Year Bond,
Bonds, Series 30
2.300%	03/20/39	JPY	1,646,000	21,389,412
Bonds, Series 38
1.800%	03/20/43	JPY	857,800	10,668,625
Bonds, Series 51
0.300%	06/20/46	JPY	965,450	8,835,059
Bonds, Series 56
0.800%	09/20/47	JPY	989,150	10,149,164
Bonds, Series 62
0.500%	03/20/49	JPY	965,050	9,076,555
Bonds, Series 65
0.400%	12/20/49	JPY	268,150	2,439,120
Bonds, Series 68
0.600%	09/20/50	JPY	2,463,650	23,595,566
Japan Government Twenty Year Bond,
Bonds, Series 145
1.700%	06/20/33	JPY	280,400	3,240,340
Bonds, Series 152
1.200%	03/20/35	JPY	372,000	4,103,204
Bonds, Series 157
0.200%	06/20/36	JPY	1,030,700	9,900,049
Bonds, Series 159
0.600%	12/20/36	JPY	413,550	4,209,186
Bonds, Series 162
0.600%	09/20/37	JPY	198,100	2,010,277
Bonds, Series 169
0.300%	06/20/39	JPY	378,800	3,621,055
Bonds, Series 170
0.300%	09/20/39	JPY	1,162,000	11,086,127
Bonds, Series 171
0.300%	12/20/39	JPY	658,350	6,274,150
Sr. Unsec’d. Notes, Series 174
0.400%	09/20/40	JPY	1,314,250	12,730,431
Japan Government Two Year Bond,
Bonds, Series 416
0.100%	09/01/22	JPY	1,058,850	10,295,778
Bonds, Series 419
0.100%	12/01/22	JPY	5,216,450	50,738,397
Sr. Unsec’d. Notes, Series 420
0.100%	01/01/23	JPY	1,416,100	13,776,170
Japanese Government CPI Linked Bond,
Bonds, Series 23, TIPS
0.100%	03/10/28	JPY	118,105	1,147,544
Bonds, Series 24
0.100%	03/10/29	JPY	872,735	8,497,298

				545,434,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Malaysia — 0.3%
Malaysia Government Bond,
Bonds, Series 307
3.502%	05/31/27	MYR	21,988	$5,827,175
Bonds, Series 310
4.498%	04/15/30	MYR	15,370	4,386,198

				10,213,373

Mexico — 0.5%
Mexican Bonos,
Bonds, Series M
8.000%	11/07/47	MXN	28,110	1,665,571
Bonds, Series M20
7.500%	06/03/27	MXN	91,714	5,244,849
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23	MXN	53,738	2,964,827
Mexico Government International Bond,
Sr. Unsec’d. Notes
2.659%	05/24/31		1,630	1,672,816
3.250%	04/16/30		1,000	1,082,490
3.771%	05/24/61		770	803,510
4.500%	04/22/29		2,150	2,523,124
4.750%	04/27/32		4,225	5,090,854
5.000%	04/27/51		400	498,459

				21,546,500

Netherlands — 0.8%
Netherlands Government Bond,
Bonds, 144A
0.000%	07/15/30	EUR	1,434	1,835,716
—%(p)	01/15/52	EUR	1,330	1,671,565
0.250%	07/15/25	EUR	21,800	27,809,581
0.500%	01/15/40	EUR	599	841,507

				32,158,369

New Zealand — 0.1%
New Zealand Government Bond,
Sr. Unsec’d. Notes, Series 425
2.750%	04/15/25	NZD	4,187	3,313,373
Sr. Unsec’d. Notes, Series 437
2.750%	04/15/37	NZD	3,091	2,618,119

				5,931,492

Nigeria — 0.0%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
6.750%	01/28/21		920	921,200

Norway — 0.2%
Norway Government Bond,
Bonds, Series 475, 144A
2.000%	05/24/23	NOK	25,799	3,127,862
Bonds, Series 478, 144A
1.500%	02/19/26	NOK	6,156	748,024
Sr. Unsec’d. Notes, Series 482, 144A
1.375%	08/19/30	NOK	35,120	4,253,117

				8,129,003

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.160%	01/23/30		1,585	$1,759,224

Peru — 0.1%
Peru Government Bond,
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	2,283	696,156
Peruvian Government International Bond,
Sr. Unsec’d. Notes
2.392%	01/23/26		2,004	2,138,295

				2,834,451

Philippines — 0.0%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.950%	01/20/40		925	1,101,275

Poland — 0.1%
Republic of Poland Government Bond,
Bonds, Series 428
2.750%	04/25/28	PLN	3,700	1,120,357
Bonds, Series 726
2.500%	07/25/26	PLN	8,128	2,401,932

				3,522,289

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	981	1,285,918
1.950%	06/15/29	EUR	1,090	1,562,500
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	2,020	2,626,950

				5,475,368

Qatar — 0.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes
4.400%	04/16/50		930	1,214,341
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		1,306	1,404,093
4.000%	03/14/29		2,500	2,965,492
4.400%	04/16/50		1,100	1,436,318

				7,020,244

Romania — 0.2%
Romanian Government International Bond,
Bonds, 144A
3.624%	05/26/30	EUR	380	553,241
Sr. Unsec’d. Notes
3.000%	02/14/31		570	611,259
Sr. Unsec’d. Notes, 144A
4.000%	02/14/51		2,210	2,403,390
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	70	89,685
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	120	165,079
3.375%	01/28/50	EUR	400	562,233

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romania (cont’d.)
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	3,190	$3,967,784
Unsec’d. Notes, EMTN
2.124%	07/16/31	EUR	1,300	1,683,343

				10,036,014

Russia — 0.1%
Russian Federal Bond - OFZ,
Bonds, Series 6207
8.150%	02/03/27	RUB	189,065	2,905,273
Bonds, Series 6212
7.050%	01/19/28	RUB	86,350	1,260,569
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes
4.750%	05/27/26		800	924,010

				5,089,852

Saudi Arabia — 0.2%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
2.500%	02/03/27		904	956,506
2.900%	10/22/25		1,435	1,546,591
Sr. Unsec’d. Notes, EMTN
2.500%	02/03/27		3,500	3,703,287

				6,206,384

Senegal — 0.0%
Senegal Government International Bond,
Sr. Unsec’d. Notes
6.250%	07/30/24		576	634,780

Singapore — 0.2%
Singapore Government Bond,
Bonds
2.750%	07/01/23	SGD	2,870	2,301,566
3.500%	03/01/27	SGD	4,344	3,845,684

				6,147,250

Slovakia — 0.0%
Slovakia Government Bond,
Sr. Unsec’d. Notes, Series 223
3.375%	11/15/24	EUR	45	63,551

Slovenia — 0.0%
Slovenia Government Bond,
Bonds, Series RS76
3.125%	08/07/45	EUR	405	830,167

South Africa — 0.2%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2030
8.000%	01/31/30	ZAR	66,909	4,344,034
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.300%	10/12/28		1,870	1,948,658

				6,292,692

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
South Korea — 0.4%
Korea Treasury Bond,
Bonds, Series 2303
2.375%	03/10/23	KRW	4,791,340	$4,544,385
Bonds, Series 2706
2.125%	06/10/27	KRW	1,377,680	1,316,413
Bonds, Series 2912
1.375%	12/10/29	KRW	6,015,170	5,383,065
Bonds, Series 4412
2.750%	12/10/44	KRW	1,563,240	1,698,728
Bonds, Series 4703
2.125%	03/10/47	KRW	980,830	959,125
Bonds, Series 4803
2.625%	03/10/48	KRW	1,472,320	1,585,339
Bonds, Series 5003
1.500%	03/10/50	KRW	968,540	825,451

				16,312,506

Spain — 1.7%
Spain Government Bond,
Sr. Unsec’d. Notes
0.000%	04/30/23	EUR	9,580	11,861,700
—%(p)	01/31/25	EUR	5,811	7,238,781
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	1,269	1,605,140
1.200%	10/31/40	EUR	9,363	12,676,816
1.250%	10/31/30	EUR	7,841	10,708,879
3.450%	07/30/66	EUR	1,370	3,029,523
4.200%	01/31/37	EUR	4,524	8,802,234
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	427	766,513
Unsec’d. Notes, 144A
1.500%	04/30/27	EUR	9,788	13,349,537

				70,039,123

Supranational Bank — 0.3%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
0.875%	04/10/35	EUR	6,025	8,490,780
1.450%	09/05/40	EUR	3,325	5,208,865

				13,699,645

Sweden — 0.2%
Sweden Government Bond,
Bonds, Series 1059
1.000%	11/12/26	SEK	51,170	6,667,340

Switzerland — 0.3%
Swiss Confederation Government Bond,
Bonds
1.500%	04/30/42	CHF	773	1,228,494
3.250%	06/27/27	CHF	2,186	3,113,202
3.500%	04/08/33	CHF	1,317	2,228,295
4.000%	04/08/28	CHF	4,110	6,251,454

				12,821,445

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Thailand — 0.2%
Thailand Government Bond,
Bonds
4.675%	06/29/44	THB	55,896	$2,820,321
Sr. Unsec’d. Notes
1.875%	06/17/22	THB	115,260	3,931,533
3.650%	06/20/31	THB	40,480	1,654,545
4.875%	06/22/29	THB	20,376	882,293

				9,288,692

Ukraine — 0.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	600	699,689
7.253%	03/15/33		520	568,250

				1,267,939

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
2.500%	04/16/25		951	1,016,602
3.875%	04/16/50		1,830	2,235,025
Sr. Unsec’d. Notes, EMTN
3.125%	04/16/30		3,500	3,953,331

				7,204,958

United Kingdom — 3.6%
United Kingdom Gilt,
Bonds
0.125%	01/31/23	GBP	4,916	6,750,842
0.500%	10/22/61	GBP	635	819,214
0.625%	06/07/25	GBP	14,022	19,783,722
0.625%	07/31/35	GBP	6,000	8,332,529
0.625%	10/22/50	GBP	12,633	16,739,469
1.500%	07/22/47	GBP	4,774	7,725,842
1.750%	09/07/37	GBP	13,766	22,345,088
1.750%	07/22/57	GBP	1,650	3,033,976
2.500%	07/22/65	GBP	1,240	2,903,761
3.500%	07/22/68	GBP	940	2,793,704
4.250%	12/07/46	GBP	7,747	19,401,270
4.500%	09/07/34	GBP	16,540	34,971,840

				145,601,257

TOTAL SOVEREIGN BONDS (cost $1,484,478,864)				1,590,145,363

U.S. GOVERNMENT AGENCY OBLIGATIONS —13.3%
Federal Home Loan Mortgage Corp.
1.500%	01/01/36		850	874,787
1.500%	01/01/51		1,100	1,111,583
2.000%	12/01/35		3,575	3,737,796
2.000%	01/01/51		1,675	1,739,866
2.500%	06/01/30		415	438,005
2.500%	07/01/30		184	196,289
2.500%	11/01/35		494	514,527
2.500%	05/01/50		3,554	3,783,555
2.500%	07/01/50		1,613	1,732,587
3.000%	06/01/30		114	120,329

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/30	76	$80,160
3.000%	07/01/30	83	88,742
3.000%	07/01/35	77	81,441
3.000%	09/01/35	403	425,534
3.000%	01/01/37	262	275,537
3.000%	02/01/37	385	405,916
3.000%	05/01/45	390	423,604
3.000%	08/01/46	1,288	1,354,517
3.000%	09/01/46	2,187	2,299,429
3.000%	02/01/47	787	832,517
3.000%	12/01/50	8,000	8,651,313
3.500%	01/01/26	28	29,848
3.500%	05/01/30	68	72,867
3.500%	06/01/30	13	14,556
3.500%	10/01/30	102	109,844
3.500%	07/01/35	93	100,745
3.500%	08/01/42	437	474,315
3.500%	01/01/44	478	519,410
3.500%	07/01/45	540	586,015
3.500%	09/01/47	2,304	2,443,482
3.500%	11/01/47	4,340	4,602,930
3.500%	03/01/48	3,201	3,396,533
3.500%	11/01/49	1,503	1,626,371
3.500%	01/01/50	1,688	1,852,751
4.000%	01/01/33	838	912,113
4.000%	06/01/40	11	12,444
4.000%	02/01/41	33	36,441
4.000%	02/01/41	57	62,847
4.000%	11/01/41	6	6,468
4.000%	06/01/42	229	249,242
4.000%	09/01/44	436	474,719
4.000%	04/01/45	148	161,369
4.000%	05/01/45	320	352,811
4.000%	02/01/46	1,579	1,710,454
4.000%	05/01/46	490	530,598
4.000%	01/01/47	511	563,163
4.000%	12/01/47	852	912,168
4.000%	04/01/48	1,331	1,428,329
4.000%	09/01/48	79	84,979
4.000%	12/01/48	3,418	3,698,758
4.500%	12/01/34	109	120,491
4.500%	09/01/40	94	105,348
4.500%	03/01/41	573	643,606
4.500%	07/01/41	167	187,426
4.500%	03/01/44	212	238,597
4.500%	07/01/45	59	65,216
4.500%	12/01/45	451	508,528
4.500%	11/01/48	3,746	4,100,007
5.000%	05/01/38	554	641,225
5.000%	12/01/38	47	54,908
5.000%	11/01/41	59	68,889
5.000%	02/01/42	615	713,662
5.000%	03/01/49	603	665,784
5.000%	06/01/49	504	556,064
5.000%	08/01/49	2,996	3,310,397
5.000%	11/01/49	85	93,958
5.000%	12/01/49	2,827	3,120,738
5.000%	01/01/50	288	318,172

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/01/50		7,452	$8,237,667
5.500%	08/01/40		37	43,822
5.500%	06/01/41		192	225,914
5.500%	09/01/41		810	951,172
6.000%	11/01/37		8	9,131
Federal National Mortgage Assoc.
1.500%	TBA		4,977	5,027,736
2.000%	TBA	(tt)	23,929	24,853,414
2.000%	04/01/30		48	50,518
2.000%	07/01/30		175	183,183
2.000%	08/01/30		52	54,483
2.000%	04/01/31		171	179,812
2.000%	10/01/50		929	965,020
2.000%	11/01/50		596	619,087
2.000%	12/01/50		7,232	7,512,259
2.000%	01/01/51		3,875	4,025,063
2.500%	TBA	(tt)	13,000	13,701,780
2.500%	05/01/30		46	47,507
2.500%	05/01/30		266	279,500
2.500%	06/01/30		103	108,956
2.500%	07/01/30		237	247,803
2.500%	07/01/30		255	271,222
2.500%	07/01/30		270	285,156
2.500%	04/01/37		2,349	2,480,669
2.500%	04/01/43		35	37,898
2.500%	09/01/43		74	78,908
2.500%	04/01/45		43	45,978
2.500%	09/01/46		56	59,216
2.500%	07/01/50		5,519	5,988,789
2.500%	10/01/50		2,695	2,896,517
2.500%	10/01/50		8,340	8,797,874
2.500%	11/01/50		2,046	2,170,050
2.500%	11/01/50		7,257	7,655,548
3.000%	TBA	(tt)	18,000	18,856,302
3.000%	06/01/30		330	351,311
3.000%	07/01/30		47	49,153
3.000%	07/01/30		227	241,604
3.000%	07/01/30		429	458,621
3.000%	09/01/30		254	267,555
3.000%	11/01/30		125	131,244
3.000%	03/01/31		397	417,654
3.000%	06/01/32		648	689,555
3.000%	07/01/33		476	499,160
3.000%	03/01/35		128	134,786
3.000%	09/01/35		71	75,243
3.000%	09/01/35		228	239,765
3.000%	03/01/36		110	116,665
3.000%	02/01/37		214	225,302
3.000%	05/01/45		1,941	2,050,857
3.000%	06/01/45		919	1,002,197
3.000%	07/01/45		307	332,520
3.000%	08/01/45		1,011	1,069,280
3.000%	01/01/46		155	163,202
3.000%	04/01/46		1,756	1,850,567
3.000%	10/01/46		438	460,550
3.000%	10/01/46		630	663,725
3.000%	11/01/46		1,555	1,635,476
3.000%	12/01/46		651	684,126

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	12/01/46		2,543	$2,674,446
3.000%	09/01/50		3,473	3,647,337
3.000%	12/01/50		2,884	3,024,981
3.500%	TBA	(tt)	1,000	1,056,926
3.500%	11/01/25		61	65,129
3.500%	11/01/26		339	359,245
3.500%	09/01/29		58	62,161
3.500%	12/01/29		165	177,280
3.500%	04/01/30		81	86,711
3.500%	05/01/30		148	159,293
3.500%	10/01/30		252	270,397
3.500%	01/01/35		47	50,267
3.500%	08/01/35		31	32,874
3.500%	02/01/36		573	615,633
3.500%	02/01/37		186	196,986
3.500%	02/01/42		372	406,790
3.500%	11/01/42		651	711,249
3.500%	11/01/42		3,518	3,842,569
3.500%	01/01/43		661	723,231
3.500%	04/01/43		227	248,992
3.500%	04/01/43		2,268	2,480,680
3.500%	06/01/43		1,093	1,188,363
3.500%	08/01/47		382	405,825
3.500%	09/01/47		1,378	1,460,903
3.500%	09/01/47		2,147	2,278,613
3.500%	01/01/48		4,485	4,763,411
3.500%	03/01/48		1,986	2,103,914
3.500%	03/01/48		2,604	2,824,616
3.500%	11/01/48		1,684	1,779,799
3.500%	07/01/49		2,666	2,815,874
3.500%	01/01/50		2,678	2,917,679
3.500%	09/01/57		2,196	2,425,536
3.500%	05/01/58		871	962,355
4.000%	TBA	(tt)	7,000	7,475,222
4.000%	04/01/26		27	28,506
4.000%	05/01/27		26	27,811
4.000%	05/01/32		17	19,079
4.000%	04/01/35		234	251,746
4.000%	03/01/41		710	782,920
4.000%	11/01/42		618	676,627
4.000%	06/01/44		234	255,151
4.000%	03/01/45		168	183,636
4.000%	01/01/46		593	643,602
4.000%	03/01/46		1,040	1,128,285
4.000%	06/01/46		50	53,933
4.000%	04/01/47		652	700,567
4.000%	11/01/47		656	704,473
4.000%	12/01/47		1,810	1,943,999
4.000%	01/01/48		1,122	1,208,674
4.000%	02/01/49		2,600	2,799,653
4.500%	TBA	(tt)	15,000	16,255,367
4.500%	04/01/25		22	23,286
4.500%	01/01/34		14	15,197
4.500%	11/01/39		61	68,233
4.500%	03/01/40		43	47,899
4.500%	08/01/40		233	258,223
4.500%	02/01/41		197	220,610
4.500%	06/01/41		605	677,318

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/41		120	$134,966
4.500%	01/01/42		311	348,911
4.500%	01/01/43		310	348,108
4.500%	03/01/44		149	166,758
4.500%	06/01/44		43	48,231
4.500%	01/01/45		73	80,251
4.500%	06/01/45		465	515,980
4.500%	06/01/48		701	759,358
4.500%	09/01/48		600	659,097
4.500%	09/01/48		2,237	2,453,971
4.500%	06/01/49		8,492	9,178,120
4.500%	01/01/51		1,209	1,356,646
5.000%	TBA	(tt)	3,000	3,319,897
5.000%	02/01/23		36	39,944
5.000%	11/01/23		83	91,564
5.000%	07/01/28		7	7,558
5.000%	08/01/31		12	12,862
5.000%	12/01/35		45	51,945
5.000%	05/01/38		283	329,038
5.000%	10/01/41		226	262,515
5.000%	08/01/44		25	28,163
5.000%	04/01/48		4,842	5,348,851
5.000%	08/01/48		24	26,412
5.000%	03/01/49		68	75,332
5.000%	07/01/49		598	661,514
5.000%	10/01/49		44	48,685
5.500%	05/01/37		25	29,913
5.500%	07/01/38		146	171,365
5.500%	05/01/39		199	234,393
5.500%	05/01/40		131	150,897
5.500%	07/01/41		250	293,394
5.500%	09/01/41		194	228,332
5.500%	02/01/42		843	978,000
6.000%	02/01/36		100	120,493
6.000%	11/01/38		105	124,374
6.000%	09/01/39		237	280,941
6.000%	06/01/40		144	169,929
6.000%	05/01/41		70	83,603
Government National Mortgage Assoc.
2.000%	TBA	(tt)	21,000	21,922,004
2.000%	TBA	(tt)	77,000	80,510,018
2.500%	TBA	(tt)	9,000	9,507,309
2.500%	TBA	(tt)	18,000	19,051,181
2.500%	01/20/47		273	290,981
3.000%	TBA	(tt)	11,280	11,793,908
3.000%	11/20/43		1,003	1,071,022
3.000%	01/15/45		84	88,149
3.000%	01/15/45		178	186,978
3.000%	03/15/45		177	185,836
3.000%	07/15/45		18	18,846
3.000%	01/20/47		1,695	1,806,125
3.000%	06/20/47		2,634	2,798,687
3.000%	08/20/47		1,119	1,186,589
3.000%	07/20/50		1,297	1,361,238
3.000%	11/20/50		1,620	1,715,519
3.500%	07/15/42		57	60,889
3.500%	04/15/45		176	187,898
3.500%	07/20/47		6,104	6,553,574

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	08/20/47		1,539	$1,648,853
3.500%	09/20/47		309	333,899
3.500%	11/20/47		246	263,199
3.500%	12/20/47		232	248,021
3.500%	03/20/48		854	912,081
4.000%	TBA	(tt)	4,000	4,264,463
4.000%	01/15/41		60	65,353
4.000%	03/15/44		299	326,645
4.000%	05/15/45		81	86,902
4.000%	05/20/45		34	36,914
4.000%	07/20/45		2,290	2,517,605
4.000%	10/20/45		29	32,256
4.000%	01/20/46		509	557,078
4.000%	02/20/46		174	190,261
4.000%	03/20/46		785	860,974
4.000%	07/20/47		1,772	1,908,109
4.000%	12/20/47		641	691,745
4.000%	07/20/48		3,328	3,581,775
4.500%	04/15/40		69	76,702
4.500%	10/15/41		142	158,809
4.500%	07/20/44		634	707,760
4.500%	04/20/45		745	830,201
4.500%	11/20/47		401	435,168
4.500%	01/20/49		3,378	3,655,858
4.500%	10/20/49		1,567	1,694,715
4.500%	12/20/49		15,109	16,314,133
4.500%	02/20/50		865	930,018
4.500%	03/20/50		8,215	8,837,605
4.500%	04/20/50		83	89,228
5.000%	TBA	(tt)	2,000	2,183,288
5.000%	06/15/38		88	101,085
5.000%	01/15/39		71	80,859
5.000%	06/15/39		143	164,397
5.000%	12/15/39		118	135,308
5.000%	10/20/42		39	44,966
5.000%	03/15/44		523	598,498
5.000%	09/20/48		730	799,675
5.000%	10/20/48		1,418	1,551,055
5.000%	11/20/48		1,845	2,017,681
5.000%	12/20/48		75	81,447
5.000%	01/20/49		4,387	4,797,825
5.000%	03/20/49		2,774	3,033,459
5.000%	06/20/49		92	101,070
5.500%	03/15/37		21	25,058

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $535,263,596)				543,224,837

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bonds
1.125%	05/15/40		6,675	6,332,906
1.125%	08/15/40		42,799	40,498,554
2.000%	02/15/50		5,360	5,818,950
3.750%	08/15/41		15,269	21,677,208
4.375%	11/15/39	(k)	5,945	8,979,737
4.500%	08/15/39		2,660	4,064,397
4.625%	02/15/40		2,130	3,315,811
U.S. Treasury Notes
0.250%	06/30/25		8,465	8,442,515

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS (continued)
0.250%	09/30/25			15,455	$15,393,422
0.500%	03/15/23	(a)		42,526	42,868,202
0.500%	03/31/25	(a)(h)		70,049	70,683,819
0.625%	05/15/30			1,200	1,172,812
1.250%	08/31/24			2,935	3,044,375
1.500%	11/30/24			1,890	1,981,694
1.500%	02/15/30	(k)		17,720	18,738,900
1.625%	02/15/26			2,920	3,105,009
1.625%	10/31/26			2,920	3,112,994
1.750%	09/30/22	(k)		18,530	19,051,880
1.875%	01/31/22	(h)		91,070	92,788,235
2.000%	02/15/25			1,850	1,980,801
2.125%	05/31/26			1,335	1,456,923
2.625%	12/31/25			5,407	6,013,175

TOTAL U.S. TREASURY OBLIGATIONS (cost $381,656,262)					380,522,319

TOTAL LONG-TERM INVESTMENTS (cost $3,982,363,948)					4,174,726,550

			Shares

SHORT-TERM INVESTMENTS — 5.8%

AFFILIATED MUTUAL FUNDS — 4.8%
PGIM Core Ultra Short Bond Fund(w)				51,483,342	51,483,342
PGIM Institutional Money Market Fund (cost $142,800,784; includes $142,773,659 of cash collateral for securities on loan)(b)(w)				142,858,283	142,786,855

TOTAL AFFILIATED MUTUAL FUNDS (cost $194,284,126)					194,270,197

			Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.5%
Japan
Japan Treasury Bills
(0.089)%	03/15/21		JPY	1,920,750	18,605,749

(cost $18,437,462)

			Shares

UNAFFILIATED FUND — 0.5%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, (Institutional Shares)				20,945,782	20,945,782

(cost $20,945,782)

OPTIONS PURCHASED*~ — 0.0%
(cost $1,536,548)					783,567

TOTAL SHORT-TERM INVESTMENTS (cost $235,203,918)					234,605,295

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 108.4% (cost $4,217,567,866)					4,409,331,845

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Value

OPTIONS WRITTEN*~ — (0.1)%
(premiums received $3,264,018)	$(1,771,603)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 108.3% (cost $4,214,303,848)	4,407,560,242
Liabilities in excess of other assets(z) — (8.3)%	(337,436,479)

NET ASSETS — 100.0%	$4,070,123,763

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,982,720 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $140,243,298; cash collateral of $142,773,659 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 223,208,820 is 5.5% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
5-Year Interest Rate Swap, 11/16/27	Call	JPMorgan Chase Bank, N.A.	11/14/22	0.70%	3 Month LIBOR(Q)	0.70%(S)	31,600	$328,254
10-Year Interest Rate Swap, 01/19/31	Call	Morgan Stanley & Co. International PLC	01/15/21	0.61%	3 Month LIBOR(Q)	0.61%(S)	10,340	165
10-Year Interest Rate Swap, 02/16/31	Call	Morgan Stanley & Co. International PLC	02/12/21	0.83%	3 Month LIBOR(Q)	0.83%(S)	10,060	33,623
10-Year Interest Rate Swap, 02/18/31	Call	JPMorgan Chase Bank, N.A.	02/16/21	0.78%	3 Month LIBOR(Q)	0.78%(S)	8,660	22,108
10-Year Interest Rate Swap, 03/19/31	Call	JPMorgan Chase Bank, N.A.	03/17/21	1.10%	3 Month LIBOR(Q)	1.10%(S)	64,000	114,945
5-Year Interest Rate Swap, 06/21/26	Put	JPMorgan Chase Bank, N.A.	06/17/21	0.56%	0.56%(S)	3 Month LIBOR(Q)	66,240	284,472

Total Options Purchased (cost $1,536,548)								$783,567

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5-Year Interest Rate Swap, 01/08/26	Call	Deutsche Bank AG	01/06/21	0.28%	3 Month LIBOR(Q)	0.28%(S)		63,700	$(10)
5-Year Interest Rate Swap, 01/22/26	Call	Deutsche Bank AG	01/20/21	0.31%	3 Month LIBOR(Q)	0.31%(S)		63,740	(5,925)
10-Year Interest Rate Swap, 01/18/31	Call	Morgan Stanley & Co. International PLC	01/14/21	(0.25)%	6 Month EURIBOR(S)	(0.25)%(A)	EUR	7,490	(24,711)
10-Year Interest Rate Swap, 01/18/31	Call	Morgan Stanley & Co. International PLC	01/14/21	(0.25)%	6 Month EURIBOR(S)	(0.25)%(A)	EUR	7,490	(24,711)
10-Year Interest Rate Swap, 01/19/31	Call	Deutsche Bank AG	01/14/21	0.91%	3 Month LIBOR(Q)	0.91%(S)		11,420	(41,069)
10-Year Interest Rate Swap, 01/19/31	Call	Morgan Stanley & Co. International PLC	01/15/21	(0.39)%	6 Month EURIBOR(S)	(0.39)%(A)	EUR	12,600	(577)
10-Year Interest Rate Swap, 01/25/31	Call	Morgan Stanley & Co. International PLC	01/21/21	0.96%	3 Month LIBOR(Q)	0.96%(S)		11,420	(74,741)
10-Year Interest Rate Swap, 02/02/31	Call	Morgan Stanley & Co. International PLC	01/29/21	0.95%	3 Month LIBOR(Q)	0.95%(S)		11,420	(79,413)
10-Year Interest Rate Swap, 02/02/31	Call	Citibank, N.A.	01/29/21	0.96%	3 Month LIBOR(Q)	0.96%(S)		11,420	(85,650)
10-Year Interest Rate Swap, 02/16/31	Call	Citibank, N.A.	02/12/21	(0.26)%	6 Month EURIBOR(S)	(0.26)%(A)	EUR	12,270	(59,311)
10-Year Interest Rate Swap, 02/18/31	Call	Bank of America, N.A.	02/16/21	(0.29)%	6 Month EURIBOR(S)	(0.29)%(A)	EUR	10,550	(35,370)
10-Year Interest Rate Swap, 03/19/31	Call	JPMorgan Chase Bank, N.A.	03/17/21	0.70%	3 Month LIBOR(Q)	0.70%(S)		64,000	(20,102)
10-Year Interest Rate Swap, 03/19/31	Call	JPMorgan Chase Bank, N.A.	03/17/21	0.90%	3 Month LIBOR(Q)	0.90%(S)		64,000	(48,093)
30-Year Interest Rate Swap, 03/04/51	Call	Morgan Stanley & Co. International PLC	03/02/21	0.02%	6 Month EURIBOR(S)	0.02%(A)	EUR	2,680	(94,212)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30-Year Interest Rate Swap, 03/04/51	Call	Morgan Stanley & Co. International PLC	03/02/21	0.02%	6 Month EURIBOR(S)	0.02%(A)	EUR	1,570	$(55,191)
30-Year Interest Rate Swap, 03/10/51	Call	Citibank, N.A.	03/08/21	0.00%	6 Month EURIBOR(S)	0.00%(A)	EUR	2,550	(92,683)
30-Year Interest Rate Swap, 03/10/51	Call	Morgan Stanley & Co. International PLC	03/08/21	0.00%	6 Month EURIBOR(S)	0.00%(A)	EUR	1,690	(61,425)
30-Year Interest Rate Swap, 03/12/51	Call	JPMorgan Chase Bank, N.A.	03/10/21	(0.02)%	6 Month EURIBOR(S)	(0.02)%(A)	EUR	2,710	(82,605)
30-Year Interest Rate Swap, 03/12/51	Call	JPMorgan Chase Bank, N.A.	03/10/21	(0.02)%	6 Month EURIBOR(S)	(0.02)%(A)	EUR	1,500	(43,014)
30-Year Interest Rate Swap, 11/16/52	Call	JPMorgan Chase Bank, N.A.	11/14/22	1.06%	3 Month LIBOR(Q)	1.06%(S)		6,200	(278,923)
5-Year Interest Rate Swap, 01/08/26	Put	Deutsche Bank AG	01/06/21	0.48%	0.48%(S)	3 Month LIBOR(Q)		63,700	(9,282)
5-Year Interest Rate Swap, 01/22/26	Put	Deutsche Bank AG	01/20/21	0.51%	0.51%(S)	3 Month LIBOR(Q)		63,740	(27,801)
5-Year Interest Rate Swap, 06/21/26	Put	JPMorgan Chase Bank, N.A.	06/17/21	0.66%	0.66%(S)	3 Month LIBOR(Q)		66,240	(177,293)
5-Year Interest Rate Swap, 06/21/26	Put	JPMorgan Chase Bank, N.A.	06/17/21	0.76%	0.76%(S)	3 Month LIBOR(Q)		66,240	(111,058)
10-Year Interest Rate Swap, 01/18/31	Put	Morgan Stanley & Co. International PLC	01/14/21	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,490	—
10-Year Interest Rate Swap, 01/18/31	Put	Morgan Stanley & Co. International PLC	01/14/21	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,490	—
10-Year Interest Rate Swap, 01/19/31	Put	Deutsche Bank AG	01/14/21	0.91%	0.91%(S)	3 Month LIBOR(Q)		11,420	(59,708)
10-Year Interest Rate Swap, 01/25/31	Put	Morgan Stanley & Co. International PLC	01/21/21	0.96%	0.96%(S)	3 Month LIBOR(Q)		11,420	(50,535)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
10-Year Interest Rate Swap, 02/02/31	Put	Morgan Stanley & Co. International PLC	01/29/21	0.95%	0.95	%(S)	3 Month LIBOR(Q)	11,420	$(66,555)
10-Year Interest Rate Swap, 02/02/31	Put	Citibank, N.A.	01/29/21	0.96%	0.96	%(S)	3 Month LIBOR(Q)	11,420	(61,635)

Total Options Written (premiums received $3,264,018)									$(1,771,603)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,052	2 Year U.S. Treasury Notes	Mar. 2021	$232,467,343	$58,762
75	5 Year Euro-Bobl	Mar. 2021	12,385,699	13,655
23	5 Year Government of Canada Bond	Mar. 2021	2,308,131	4,236
403	5 Year U.S. Treasury Notes	Mar. 2021	50,844,117	97,606
87	10 Year Australian Treasury Bonds	Mar. 2021	9,875,112	(25,671)
201	10 Year Canadian Government Bonds	Mar. 2021	23,543,955	(1,705)
173	10 Year Euro-Bund	Mar. 2021	37,543,406	86,360
1	10 Year Japanese Bonds	Mar. 2021	1,471,309	(1,120)
220	10 Year Mini Japanese Government Bonds	Mar. 2021	32,351,750	(54,033)
731	10 Year U.S. Treasury Notes	Mar. 2021	100,935,113	157,845
303	20 Year U.S. Treasury Bonds	Mar. 2021	52,475,812	(447,452)
44	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	9,396,750	58,944
269	Euro Schatz Index	Mar. 2021	36,896,243	(23,457)
80	Euro-BTP Italian Government Bond	Mar. 2021	14,856,241	55,832
107	Euro-OAT	Mar. 2021	21,942,080	43,923

				23,725

Short Positions:
589	2 Year U.S. Treasury Notes	Mar. 2021	130,155,195	(112,079)
113	5 Year Euro-Bobl	Mar. 2021	18,661,119	4,303
294	5 Year U.S. Treasury Notes	Mar. 2021	37,092,234	(3,428)
36	10 Year Australian Treasury Bonds	Mar. 2021	4,086,253	(4,173)
43	10 Year Canadian Government Bonds	Mar. 2021	5,036,766	(21,171)
268	10 Year Euro-Bund	Mar. 2021	58,159,727	(128,725)
409	10 Year U.K. Gilt	Mar. 2021	75,808,539	(694,548)
647	10 Year U.S. Treasury Notes	Mar. 2021	89,336,550	(161,781)
347	10 Year U.S. Ultra Treasury Notes	Mar. 2021	54,256,705	158,063
201	20 Year U.S. Treasury Bonds	Mar. 2021	34,810,687	199,527
7	30 Year Euro Buxl	Mar. 2021	1,926,151	(5,286)
306	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	65,350,125	195,277
1,093	Euro Currency	Mar. 2021	167,310,975	(1,362,140)
161	Euro Schatz Index	Mar. 2021	22,082,881	9,531

				(1,926,630)

				$(1,902,905)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/08/21	Bank of America, N.A.	AUD	340	$256,004	$262,153	$6,149	$—
Expiring 01/08/21	Citibank, N.A.	AUD	3,247	2,461,713	2,503,560	41,847	—
Expiring 01/08/21	Citibank, N.A.	AUD	340	259,686	262,153	2,467	—
Expiring 01/08/21	Deutsche Bank AG	AUD	395	300,434	304,560	4,126	—
Expiring 01/08/21	Deutsche Bank AG	AUD	340	254,902	262,153	7,251	—
Expiring 01/08/21	Deutsche Bank AG	AUD	285	210,068	219,746	9,678	—
Expiring 01/08/21	Deutsche Bank AG	AUD	285	215,923	219,745	3,822	—
Expiring 01/08/21	Deutsche Bank AG	AUD	280	206,139	215,891	9,752	—
Expiring 01/08/21	Deutsche Bank AG	AUD	280	209,920	215,891	5,971	—
Expiring 01/08/21	Deutsche Bank AG	AUD	275	206,171	212,035	5,864	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	10,077	7,405,275	7,769,749	364,474	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	3,179	2,365,844	2,451,130	85,286	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	2,675	2,018,177	2,062,526	44,349	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,805	1,387,298	1,391,724	4,426	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,329	976,641	1,024,709	48,068	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,015	782,098	782,603	505	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	620	466,889	478,043	11,154	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	505	385,419	389,375	3,956	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	395	299,339	304,560	5,221	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	395	298,643	304,560	5,917	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	390	297,629	300,705	3,076	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	335	246,149	258,298	12,149	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	335	249,038	258,298	9,260	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	335	254,928	258,298	3,370	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	285	210,378	219,746	9,368	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	206,023	215,890	9,867	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	275	202,598	212,036	9,438	—
Expiring 01/12/21	JPMorgan Chase Bank, N.A.	AUD	13,934	10,298,576	10,743,980	445,404	—
Expiring 03/17/21	Bank of America, N.A.	AUD	1,905	1,447,860	1,469,669	21,809	—
Expiring 03/17/21	State Street Bank and Trust Co.	AUD	1,941	1,462,536	1,497,512	34,976	—
Brazilian Real,
Expiring 01/05/21	Citibank, N.A.	BRL	60,231	11,249,763	11,597,298	347,535	—
Expiring 01/05/21	Citibank, N.A.	BRL	14,440	2,835,542	2,780,368	—	(55,174)
Expiring 01/05/21	Citibank, N.A.	BRL	7,475	1,385,131	1,439,283	54,152	—
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	6,105	1,133,923	1,175,470	41,547	—
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	6,008	1,156,058	1,156,757	699	—
Expiring 01/05/21	Morgan Stanley Capital Services LLC	BRL	60,231	11,590,284	11,597,298	7,014	—
Expiring 02/02/21	Deutsche Bank AG	BRL	8,055	1,561,955	1,550,073	—	(11,882)
Expiring 02/02/21	Morgan Stanley Capital Services LLC	BRL	60,231	11,444,930	11,590,659	145,729	—
Expiring 02/02/21	State Street Bank and Trust Co.	BRL	7,340	1,410,816	1,412,534	1,718	—
British Pound,
Expiring 01/08/21	Bank of America, N.A.	GBP	183	244,830	250,274	5,444	—
Expiring 01/08/21	Bank of America, N.A.	GBP	40	53,345	54,704	1,359	—
Expiring 01/08/21	Citibank, N.A.	GBP	185	247,285	253,009	5,724	—
Expiring 01/08/21	Citibank, N.A.	GBP	183	247,373	250,275	2,902	—
Expiring 01/08/21	Citibank, N.A.	GBP	160	210,403	218,819	8,416	—
Expiring 01/08/21	Citibank, N.A.	GBP	156	207,201	213,349	6,148	—
Expiring 01/08/21	Citibank, N.A.	GBP	155	205,699	211,981	6,282	—
Expiring 01/08/21	Citibank, N.A.	GBP	153	203,502	209,246	5,744	—
Expiring 01/08/21	Citibank, N.A.	GBP	153	203,787	209,246	5,459	—
Expiring 01/08/21	Citibank, N.A.	GBP	74	98,957	101,204	2,247	—
Expiring 01/08/21	Deutsche Bank AG	GBP	159	210,586	217,451	6,865	—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/08/21	Deutsche Bank AG	GBP	157	$209,566	$214,716	$5,150	$—
Expiring 01/08/21	Deutsche Bank AG	GBP	157	210,133	214,716	4,583	—
Expiring 01/08/21	Deutsche Bank AG	GBP	157	208,488	214,716	6,228	—
Expiring 01/08/21	Deutsche Bank AG	GBP	157	213,343	214,717	1,374	—
Expiring 01/08/21	Deutsche Bank AG	GBP	156	208,463	213,349	4,886	—
Expiring 01/08/21	Deutsche Bank AG	GBP	155	206,556	211,981	5,425	—
Expiring 01/08/21	Deutsche Bank AG	GBP	153	203,783	209,246	5,463	—
Expiring 01/08/21	Deutsche Bank AG	GBP	153	208,166	209,246	1,080	—
Expiring 01/08/21	Deutsche Bank AG	GBP	137	181,929	187,364	5,435	—
Expiring 01/08/21	Deutsche Bank AG	GBP	125	165,994	170,953	4,959	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	46,540	62,084,360	63,648,996	1,564,636	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	2,728	3,628,728	3,730,865	102,137	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	1,830	2,441,220	2,502,743	61,523	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	244	332,108	333,699	1,591	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	214	285,824	292,671	6,847	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	214	288,863	292,671	3,808	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	183	244,076	250,274	6,198	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	183	247,988	250,275	2,287	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	183	245,511	250,274	4,763	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	161	211,628	220,187	8,559	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	158	211,834	216,084	4,250	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	157	208,220	214,717	6,497	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	155	206,647	211,981	5,334	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	154	205,355	210,613	5,258	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	154	204,773	210,613	5,840	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	204,564	209,246	4,682	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	203,974	209,245	5,271	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	204,080	209,246	5,166	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	203,475	209,246	5,771	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	204,063	209,245	5,182	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	202,028	209,246	7,218	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	202,443	209,246	6,803	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	137	182,073	187,364	5,291	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	125	166,610	170,952	4,342	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	39	51,916	53,337	1,421	—
Expiring 01/13/21	JPMorgan Chase Bank, N.A.	GBP	503	677,983	687,259	9,276	—
Expiring 01/21/21	HSBC Bank USA, N.A.	GBP	7,068	9,353,136	9,667,561	314,425	—
Expiring 01/21/21	Morgan Stanley Capital Services LLC	GBP	9,173	12,273,495	12,545,627	272,132	—
Expiring 01/21/21	Morgan Stanley Capital Services LLC	GBP	3,342	4,469,830	4,571,010	101,180	—
Expiring 01/21/21	Standard Chartered Bank	GBP	3,234	4,325,151	4,423,118	97,967	—
Expiring 03/17/21	Barclays Bank PLC	GBP	1,858	2,473,921	2,542,362	68,441	—
Expiring 03/17/21	State Street Bank and Trust Co.	GBP	1,059	1,429,503	1,449,333	19,830	—
Expiring 03/17/21	UBS AG	GBP	1,124	1,491,050	1,537,266	46,216	—
Expiring 03/17/21	UBS AG	GBP	755	1,011,524	1,033,446	21,922	—
Canadian Dollar,
Expiring 01/08/21	Bank of America, N.A.	CAD	1,705	1,336,511	1,339,529	3,018	—
Expiring 01/08/21	Bank of America, N.A.	CAD	1,480	1,164,810	1,162,758	—	(2,052)
Expiring 01/08/21	Citibank, N.A.	CAD	1,595	1,225,552	1,253,107	27,555	—
Expiring 01/08/21	Citibank, N.A.	CAD	320	250,138	251,407	1,269	—
Expiring 01/08/21	Citibank, N.A.	CAD	270	209,006	212,125	3,119	—
Expiring 01/08/21	Citibank, N.A.	CAD	270	211,939	212,125	186	—
Expiring 01/08/21	Citibank, N.A.	CAD	265	208,207	208,196	—	(11)
Expiring 01/08/21	Deutsche Bank AG	CAD	850	656,568	667,800	11,232	—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/08/21	Deutsche Bank AG	CAD	425	$334,102	$333,900	$—	$(202)
Expiring 01/08/21	Deutsche Bank AG	CAD	375	290,305	294,618	4,313	—
Expiring 01/08/21	Deutsche Bank AG	CAD	320	250,938	251,407	469	—
Expiring 01/08/21	Deutsche Bank AG	CAD	320	249,746	251,407	1,661	—
Expiring 01/08/21	Deutsche Bank AG	CAD	275	214,967	216,053	1,086	—
Expiring 01/08/21	Deutsche Bank AG	CAD	167	129,489	131,203	1,714	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	6,932	5,344,629	5,446,107	101,478	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	3,110	2,397,836	2,443,363	45,527	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	910	701,618	714,940	13,322	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	760	596,057	597,092	1,035	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	535	412,489	420,321	7,832	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	485	372,760	381,039	8,279	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	485	378,563	381,039	2,476	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	430	336,471	337,829	1,358	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	375	295,267	294,618	—	(649)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	370	290,320	290,690	370	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	325	252,331	255,335	3,004	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	320	250,963	251,407	444	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	320	251,757	251,407	—	(350)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	320	247,842	251,407	3,565	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	320	248,558	251,407	2,849	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	211,070	212,125	1,055	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	212,086	212,124	38	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	211,822	212,125	303	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	211,784	212,125	341	—
Expiring 02/18/21	HSBC Bank USA, N.A.	CAD	3,329	2,617,334	2,615,447	—	(1,887)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CAD	1,845	1,445,349	1,449,612	4,263	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	7,574	5,928,535	5,951,780	23,245	—
Chilean Peso,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CLP	750,600	1,028,219	1,056,290	28,071	—
Expiring 01/14/21	Goldman Sachs International	CLP	1,829,529	2,402,533	2,574,625	172,092	—
Expiring 01/14/21	Morgan Stanley Capital Services LLC	CLP	10,530,128	13,902,076	14,818,643	916,567	—
Expiring 01/14/21	Morgan Stanley Capital Services LLC	CLP	4,581,949	6,052,773	6,448,001	395,228	—
Chinese Renminbi,
Expiring 01/08/21	Citibank, N.A.	CNH	28,514	4,319,734	4,382,446	62,712	—
Expiring 01/08/21	Citibank, N.A.	CNH	8,753	1,326,037	1,345,288	19,251	—
Expiring 01/08/21	Citibank, N.A.	CNH	5,579	856,338	857,462	1,124	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CNH	10,646	1,631,683	1,636,232	4,549	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CNH	9,561	1,464,412	1,469,473	5,061	—
Expiring 02/10/21	BNP Paribas S.A.	CNH	80,036	12,239,463	12,274,574	35,111	—
Expiring 03/17/21	BNP Paribas S.A.	CNH	9,387	1,430,312	1,436,172	5,860	—
Expiring 03/17/21	BNP Paribas S.A.	CNH	9,265	1,409,378	1,417,418	8,040	—
Expiring 03/17/21	State Street Bank and Trust Co.	CNH	9,285	1,413,948	1,420,582	6,634	—
Expiring 03/17/21	UBS AG	CNH	18,500	2,825,921	2,830,381	4,460	—
Colombian Peso,
Expiring 01/08/21	Citibank, N.A.	COP	4,579,000	1,329,945	1,340,657	10,712	—
Expiring 01/08/21	Citibank, N.A.	COP	3,110,400	857,237	910,674	53,437	—
Expiring 01/14/21	Citibank, N.A.	COP	38,174,853	11,104,443	11,177,183	72,740	—
Expiring 01/14/21	JPMorgan Chase Bank, N.A.	COP	2,804,692	768,725	821,183	52,458	—
Expiring 01/29/21	Barclays Bank PLC	COP	25,155,687	6,901,991	7,365,649	463,658	—
Expiring 01/29/21	UBS AG	COP	1,965,225	564,395	575,422	11,027	—
Expiring 01/29/21	UBS AG	COP	1,963,759	561,832	574,994	13,162	—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/08/21	Bank of America, N.A.	EUR	1,490	$1,806,914	$1,820,672	$13,758	$—
Expiring 01/08/21	Bank of America, N.A.	EUR	560	681,776	684,279	2,503	—
Expiring 01/08/21	Citibank, N.A.	EUR	5,316	6,530,364	6,495,766	—	(34,598)
Expiring 01/08/21	Citibank, N.A.	EUR	2,237	2,675,453	2,733,452	57,999	—
Expiring 01/08/21	Citibank, N.A.	EUR	2,196	2,628,348	2,683,352	55,004	—
Expiring 01/08/21	Citibank, N.A.	EUR	1,686	2,049,384	2,060,170	10,786	—
Expiring 01/08/21	Citibank, N.A.	EUR	1,685	2,050,257	2,058,947	8,690	—
Expiring 01/08/21	Citibank, N.A.	EUR	1,349	1,643,122	1,648,380	5,258	—
Expiring 01/08/21	Citibank, N.A.	EUR	1,348	1,640,049	1,647,158	7,109	—
Expiring 01/08/21	Citibank, N.A.	EUR	1,142	1,401,800	1,395,441	—	(6,359)
Expiring 01/08/21	Citibank, N.A.	EUR	856	1,036,984	1,045,970	8,986	—
Expiring 01/08/21	Citibank, N.A.	EUR	729	886,258	890,785	4,527	—
Expiring 01/08/21	Citibank, N.A.	EUR	684	832,131	835,799	3,668	—
Expiring 01/08/21	Citibank, N.A.	EUR	669	813,018	817,469	4,451	—
Expiring 01/08/21	Citibank, N.A.	EUR	373	457,719	455,778	—	(1,941)
Expiring 01/08/21	Citibank, N.A.	EUR	172	210,310	210,172	—	(138)
Expiring 01/08/21	Citibank, N.A.	EUR	156	185,502	190,621	5,119	—
Expiring 01/08/21	Deutsche Bank AG	EUR	6,557	7,974,520	8,012,178	37,658	—
Expiring 01/08/21	Deutsche Bank AG	EUR	1,473	1,743,220	1,799,899	56,679	—
Expiring 01/08/21	Deutsche Bank AG	EUR	208	253,717	254,161	444	—
Expiring 01/08/21	Deutsche Bank AG	EUR	174	213,830	212,615	—	(1,215)
Expiring 01/08/21	Deutsche Bank AG	EUR	173	210,503	211,394	891	—
Expiring 01/08/21	Deutsche Bank AG	EUR	173	211,796	211,393	—	(403)
Expiring 01/08/21	Deutsche Bank AG	EUR	173	212,174	211,394	—	(780)
Expiring 01/08/21	Deutsche Bank AG	EUR	173	211,720	211,393	—	(327)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	55,169	66,985,372	67,412,517	427,145	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	14,814	17,695,353	18,101,634	406,281	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	8,058	9,625,297	9,846,292	220,995	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	7,881	9,581,208	9,630,011	48,803	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	7,881	9,588,852	9,630,010	41,158	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	4,969	5,935,480	6,071,757	136,277	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	4,231	5,119,273	5,169,975	50,702	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	663	812,955	810,138	—	(2,817)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	659	797,169	805,251	8,082	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	393	480,230	480,218	—	(12)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	307	375,294	375,132	—	(162)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	274	331,756	334,808	3,052	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	243	296,912	296,928	16	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	208	252,412	254,161	1,749	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	208	253,095	254,160	1,065	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	205	250,292	250,495	203	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	173	209,341	211,394	2,053	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	209,204	210,172	968	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	208,811	210,172	1,361	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	208,990	210,171	1,181	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	171	207,634	208,950	1,316	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	170	206,779	207,728	949	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	167	203,763	204,062	299	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	157	186,624	191,843	5,219	—
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	1,271	1,540,990	1,552,963	11,973	—
Expiring 03/17/21	Barclays Bank PLC	EUR	27,943	33,912,995	34,196,815	283,820	—
Expiring 03/17/21	BNP Paribas S.A.	EUR	6,435	7,813,815	7,875,069	61,254	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	1,904	2,323,709	2,329,782	6,073	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/08/21	Deutsche Bank AG	HUF	434,727	$1,445,871	$1,464,544	$18,673	$—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	HUF	371,300	1,251,178	1,250,867	—	(311)
Indian Rupee,
Expiring 01/08/21	Citibank, N.A.	INR	94,620	1,279,773	1,294,479	14,706	—
Expiring 01/08/21	Citibank, N.A.	INR	81,351	1,097,706	1,112,948	15,242	—
Expiring 01/08/21	Citibank, N.A.	INR	58,909	794,350	805,923	11,573	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	INR	429,779	5,789,829	5,879,725	89,896	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	INR	81,530	1,105,342	1,115,397	10,055	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	INR	78,950	1,079,289	1,080,100	811	—
Expiring 01/15/21	Barclays Bank PLC	INR	278,967	3,745,524	3,813,903	68,379	—
Expiring 01/15/21	HSBC Bank USA, N.A.	INR	517,446	6,956,323	7,074,283	117,960	—
Expiring 01/15/21	Royal Bank of Scotland International	INR	593,355	7,933,721	8,112,076	178,355	—
Expiring 01/27/21	Barclays Bank PLC	INR	104,941	1,413,576	1,433,040	19,464	—
Expiring 01/27/21	BNP Paribas S.A.	INR	220,058	2,953,000	3,005,033	52,033	—
Expiring 01/27/21	BNP Paribas S.A.	INR	104,672	1,409,352	1,429,366	20,014	—
Expiring 01/27/21	Citibank, N.A.	INR	104,754	1,412,667	1,430,485	17,818	—
Expiring 01/27/21	HSBC Bank USA, N.A.	INR	423,774	5,703,088	5,786,912	83,824	—
Expiring 01/27/21	HSBC Bank USA, N.A.	INR	331,590	4,410,726	4,528,077	117,351	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	214,100	2,872,425	2,923,685	51,260	—
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	104,762	1,410,277	1,430,601	20,324	—
Expiring 01/27/21	UBS AG	INR	104,698	1,409,280	1,429,726	20,446	—
Expiring 01/27/21	UBS AG	INR	104,633	1,415,053	1,428,837	13,784	—
Indonesian Rupiah,
Expiring 01/06/21	Barclays Bank PLC	IDR	7,823,638	553,353	561,277	7,924	—
Expiring 01/06/21	BNP Paribas S.A.	IDR	81,769,449	5,778,025	5,866,235	88,210	—
Expiring 01/06/21	BNP Paribas S.A.	IDR	28,991,716	2,038,885	2,079,900	41,015	—
Expiring 01/06/21	BNP Paribas S.A.	IDR	12,282,273	868,488	881,144	12,656	—
Expiring 01/06/21	BNP Paribas S.A.	IDR	8,051,826	566,134	577,648	11,514	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	38,715,050	2,732,184	2,777,462	45,278	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	8,318,719	581,485	596,795	15,310	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	8,059,470	566,993	578,195	11,202	—
Expiring 01/06/21	Morgan Stanley & Co. International PLC	IDR	8,017,147	563,476	575,159	11,683	—
Expiring 01/08/21	Bank of America, N.A.	IDR	9,555,000	673,362	686,357	12,995	—
Expiring 01/15/21	Barclays Bank PLC	IDR	41,445,690	2,902,562	2,975,888	73,326	—
Expiring 01/15/21	HSBC Bank USA, N.A.	IDR	82,182,638	5,792,609	5,900,887	108,278	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	IDR	145,039,719	10,047,346	10,414,158	366,812	—
Expiring 01/15/21	Merrill Lynch International	IDR	44,089,625	3,010,353	3,165,728	155,375	—
Expiring 03/05/21	BNP Paribas S.A.	IDR	36,806,997	2,591,130	2,632,997	41,867	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	33,423,150	2,351,756	2,388,419	36,663	—
Israeli Shekel,
Expiring 01/08/21	Bank of America, N.A.	ILS	1,309	395,888	407,412	11,524	—
Expiring 03/17/21	Barclays Bank PLC	ILS	4,900	1,505,817	1,526,890	21,073	—
Expiring 03/17/21	Citibank, N.A.	ILS	2,480	763,128	772,856	9,728	—
Japanese Yen,
Expiring 01/05/21	Barclays Bank PLC	JPY	3,512	34,053	34,015	—	(38)
Expiring 01/08/21	Bank of America, N.A.	JPY	9,985,572	95,730,226	96,718,381	988,155	—
Expiring 01/08/21	Bank of America, N.A.	JPY	241,082	2,311,218	2,335,075	23,857	—
Expiring 01/08/21	Citibank, N.A.	JPY	172,000	1,655,151	1,665,960	10,809	—

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/08/21	Citibank, N.A.	JPY	168,700	$1,619,546	$1,633,997	$14,451	$—
Expiring 01/08/21	Citibank, N.A.	JPY	22,000	210,709	213,088	2,379	—
Expiring 01/08/21	Deutsche Bank AG	JPY	3,844,525	36,996,333	37,237,350	241,017	—
Expiring 01/08/21	Deutsche Bank AG	JPY	53,900	516,048	522,065	6,017	—
Expiring 01/08/21	Deutsche Bank AG	JPY	21,700	209,927	210,182	255	—
Expiring 01/08/21	Deutsche Bank AG	JPY	21,300	205,110	206,308	1,198	—
Expiring 01/08/21	Deutsche Bank AG	JPY	21,300	204,349	206,307	1,958	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	632,491	6,080,592	6,126,190	45,598	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	473,500	4,558,925	4,586,232	27,307	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	128,000	1,226,065	1,239,784	13,719	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	127,800	1,232,227	1,237,847	5,620	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	64,000	615,464	619,892	4,428	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	38,400	369,551	371,936	2,385	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	31,358	300,319	303,727	3,408	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	25,800	247,339	249,894	2,555	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	22,900	220,103	221,805	1,702	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	22,100	212,661	214,056	1,395	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	22,000	210,257	213,088	2,831	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,900	211,297	212,119	822	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,800	210,805	211,151	346	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,700	208,625	210,182	1,557	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,600	207,778	209,213	1,435	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	206,013	208,245	2,232	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	207,786	208,245	459	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	207,317	208,245	928	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,300	204,386	206,308	1,922	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,300	204,698	206,308	1,610	—
Expiring 03/17/21	Bank of America, N.A.	JPY	138,243	1,336,421	1,340,050	3,629	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	1,771,520	16,984,498	17,172,074	187,576	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	886,927	8,500,438	8,597,349	96,911	—
Mexican Peso,
Expiring 01/08/21	Citibank, N.A.	MXN	36,720	1,810,633	1,843,477	32,844	—
Expiring 01/08/21	Citibank, N.A.	MXN	18,480	911,234	927,763	16,529	—
Expiring 02/25/21	JPMorgan Chase Bank, N.A.	MXN	121,115	5,988,302	6,047,428	59,126	—
Expiring 03/17/21	Barclays Bank PLC	MXN	28,302	1,408,882	1,409,940	1,058	—
Expiring 03/17/21	BNP Paribas S.A.	MXN	88,931	4,443,697	4,430,264	—	(13,433)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	29,132	1,409,086	1,451,275	42,189	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	11,499	565,732	572,840	7,108	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	11,321	564,809	563,991	—	(818)
New Taiwanese Dollar,
Expiring 01/04/21	JPMorgan Chase Bank, N.A.	TWD	40,264	1,413,330	1,433,575	20,245	—
Expiring 01/04/21	State Street Bank and Trust Co.	TWD	39,866	1,418,826	1,419,418	592	—
Expiring 01/08/21	Bank of America, N.A.	TWD	29,520	1,037,318	1,051,551	14,233	—
Expiring 01/08/21	Bank of America, N.A.	TWD	21,700	762,527	772,990	10,463	—
Expiring 01/08/21	Bank of America, N.A.	TWD	10,863	381,720	386,958	5,238	—
Expiring 01/08/21	Citibank, N.A.	TWD	24,410	861,935	869,525	7,590	—
Expiring 01/27/21	Standard Chartered Bank	TWD	232,549	8,256,712	8,310,161	53,449	—
Expiring 02/05/21	Deutsche Bank AG	TWD	78,166	2,791,834	2,797,773	5,939	—
Expiring 02/05/21	JPMorgan Chase Bank, N.A.	TWD	80,225	2,881,113	2,871,464	—	(9,649)
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	78,740	2,820,786	2,818,315	—	(2,471)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	78,194	$2,778,960	$2,798,777	$19,817	$—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	39,992	1,414,359	1,431,441	17,082	—
Expiring 02/17/21	JPMorgan Chase Bank, N.A.	TWD	39,944	1,413,330	1,432,945	19,615	—
Expiring 02/17/21	Morgan Stanley & Co. International PLC	TWD	39,326	1,411,558	1,410,791	—	(767)
Expiring 03/05/21	BNP Paribas S.A.	TWD	39,220	1,410,174	1,411,233	1,059	—
New Zealand Dollar,
Expiring 01/08/21	Bank of America, N.A.	NZD	2,831	1,985,607	2,037,031	51,424	—
Expiring 01/08/21	Bank of America, N.A.	NZD	1,425	999,467	1,025,352	25,885	—
Expiring 01/08/21	Bank of America, N.A.	NZD	425	298,087	305,807	7,720	—
Expiring 01/08/21	Bank of America, N.A.	NZD	415	293,742	298,611	4,869	—
Expiring 01/08/21	Bank of America, N.A.	NZD	350	245,483	251,841	6,358	—
Expiring 01/08/21	Bank of America, N.A.	NZD	295	207,624	212,266	4,642	—
Expiring 01/08/21	Citibank, N.A.	NZD	2,164	1,534,146	1,557,095	22,949	—
Expiring 01/08/21	Citibank, N.A.	NZD	1,195	842,951	859,856	16,905	—
Expiring 01/08/21	Citibank, N.A.	NZD	470	330,289	338,186	7,897	—
Expiring 01/08/21	Citibank, N.A.	NZD	295	207,961	212,266	4,305	—
Expiring 01/08/21	Deutsche Bank AG	NZD	635	458,607	456,911	—	(1,696)
Expiring 01/08/21	Deutsche Bank AG	NZD	355	249,264	255,439	6,175	—
Expiring 01/08/21	Deutsche Bank AG	NZD	355	251,548	255,439	3,891	—
Expiring 01/08/21	Deutsche Bank AG	NZD	295	207,948	212,266	4,318	—
Expiring 01/08/21	Deutsche Bank AG	NZD	295	207,329	212,265	4,936	—
Expiring 01/08/21	Deutsche Bank AG	NZD	295	207,132	212,265	5,133	—
Expiring 01/08/21	Deutsche Bank AG	NZD	295	208,098	212,266	4,168	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	805	582,161	579,233	—	(2,928)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	300	211,376	215,863	4,487	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	300	211,406	215,864	4,458	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	207,866	212,266	4,400	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	208,312	212,265	3,953	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	207,706	212,266	4,560	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	208,472	212,265	3,793	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NZD	14,892	10,477,978	10,717,925	239,947	—
Norwegian Krone,
Expiring 01/08/21	Bank of America, N.A.	NOK	8,000	906,668	933,037	26,369	—
Expiring 01/08/21	Bank of America, N.A.	NOK	5,150	600,468	600,643	175	—
Expiring 01/08/21	Bank of America, N.A.	NOK	2,580	300,296	300,905	609	—
Expiring 01/08/21	Citibank, N.A.	NOK	2,210	249,894	257,752	7,858	—
Expiring 01/08/21	Deutsche Bank AG	NOK	18,850	2,120,082	2,198,470	78,388	—
Expiring 01/08/21	Deutsche Bank AG	NOK	6,140	690,573	716,106	25,533	—
Expiring 01/08/21	Deutsche Bank AG	NOK	4,050	473,028	472,350	—	(678)
Expiring 01/08/21	Deutsche Bank AG	NOK	2,580	302,519	300,905	—	(1,614)
Expiring 01/08/21	Deutsche Bank AG	NOK	2,210	249,847	257,752	7,905	—
Expiring 01/08/21	Deutsche Bank AG	NOK	1,840	208,538	214,598	6,060	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	15,356	1,774,533	1,790,966	16,433	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	8,580	976,281	1,000,683	24,402	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	8,540	965,908	996,018	30,110	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	6,260	720,879	730,102	9,223	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	5,340	622,277	622,802	525	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	4,040	471,831	471,184	—	(647)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,580	292,574	300,905	8,331	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,580	295,121	300,905	5,784	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,580	293,173	300,905	7,732	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,580	$301,865	$300,905	$—	$(960)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,580	300,845	300,904	59	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,560	290,010	298,572	8,562	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,550	294,998	297,406	2,408	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,210	254,050	257,752	3,702	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,210	250,599	257,752	7,153	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	206,253	214,598	8,345	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	207,605	214,599	6,994	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	206,469	214,599	8,130	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	210,653	214,598	3,945	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	208,029	214,599	6,570	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	209,159	214,599	5,440	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	207,897	214,598	6,701	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	207,720	214,599	6,879	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	NOK	87,424	9,881,387	10,196,127	314,740	—
Expiring 03/17/21	Barclays Bank PLC	NOK	4,882	562,993	569,187	6,194	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	NOK	90,656	10,275,493	10,570,115	294,622	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	NOK	13,023	1,499,000	1,518,430	19,430	—
Peruvian Nuevo Sol,
Expiring 01/14/21	Citibank, N.A.	PEN	8,528	2,378,225	2,356,051	—	(22,174)
Philippine Peso,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	PHP	134,010	2,779,570	2,788,849	9,279	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	PHP	52,640	1,094,728	1,095,478	750	—
Expiring 01/15/21	UBS AG	PHP	68,102	1,411,960	1,416,817	4,857	—
Expiring 02/08/21	Barclays Bank PLC	PHP	67,798	1,408,382	1,408,980	598	—
Expiring 02/08/21	JPMorgan Chase Bank, N.A.	PHP	64,573	1,341,549	1,341,951	402	—
Polish Zloty,
Expiring 01/08/21	Bank of America, N.A.	PLN	4,299	1,145,255	1,150,892	5,637	—
Expiring 03/17/21	Barclays Bank PLC	PLN	9,367	2,545,163	2,508,417	—	(36,746)
Expiring 03/24/21	Morgan Stanley Capital Services LLC	PLN	26,998	7,330,215	7,229,709	—	(100,506)
Russian Ruble,
Expiring 01/11/21	Bank of America, N.A.	RUB	178,581	2,422,423	2,411,580	—	(10,843)
Expiring 01/11/21	Bank of America, N.A.	RUB	169,580	2,220,709	2,290,029	69,320	—
Expiring 01/11/21	Bank of America, N.A.	RUB	78,190	1,046,440	1,055,887	9,447	—
Expiring 01/11/21	Bank of America, N.A.	RUB	65,360	855,911	882,629	26,718	—
Expiring 01/22/21	Goldman Sachs International	RUB	276,731	3,615,173	3,731,087	115,914	—
Expiring 01/22/21	HSBC Bank USA, N.A.	RUB	1,249,424	16,204,183	16,845,651	641,468	—
Expiring 01/25/21	Citibank, N.A.	RUB	43,447	565,003	585,528	20,525	—
Expiring 02/05/21	Bank of America, N.A.	RUB	294,252	3,980,897	3,959,809	—	(21,088)
Expiring 02/08/21	Citibank, N.A.	RUB	88,130	1,149,823	1,185,555	35,732	—
Expiring 02/08/21	Credit Suisse International	RUB	111,489	1,433,394	1,499,795	66,401	—
Singapore Dollar,
Expiring 01/07/21	BNP Paribas S.A.	SGD	24,017	17,885,265	18,172,976	287,711	—
Expiring 01/07/21	Citibank, N.A.	SGD	6,090	4,532,968	4,607,764	74,796	—
Expiring 01/07/21	Credit Suisse International	SGD	12,210	9,053,525	9,239,175	185,650	—
Expiring 01/08/21	Citibank, N.A.	SGD	285	213,459	215,648	2,189	—
Expiring 01/08/21	Citibank, N.A.	SGD	275	206,456	208,081	1,625	—
Expiring 01/08/21	Citibank, N.A.	SGD	270	202,626	204,298	1,672	—
Expiring 01/08/21	Deutsche Bank AG	SGD	285	215,213	215,648	435	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	3,971	2,961,638	3,004,695	43,057	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	1,870	1,404,416	1,414,953	10,537	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	1,305	976,770	987,441	10,671	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	850	633,944	643,160	9,216	—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	495	$370,768	$374,547	$3,779	$—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	290	219,495	219,431	—	(64)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	285	213,098	215,648	2,550	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	275	205,523	208,081	2,558	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	275	208,156	208,081	—	(75)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	255	190,543	192,948	2,405	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	1,887	1,412,188	1,427,742	15,554	—
Expiring 03/17/21	UBS AG	SGD	5,787	4,334,486	4,378,782	44,296	—
South African Rand,
Expiring 01/08/21	Bank of America, N.A.	ZAR	59,420	3,822,820	4,037,941	215,121	—
Expiring 01/08/21	Bank of America, N.A.	ZAR	29,710	1,911,410	2,018,971	107,561	—
Expiring 02/04/21	BNP Paribas S.A.	ZAR	130,814	8,580,640	8,859,429	278,789	—
Expiring 02/04/21	BNP Paribas S.A.	ZAR	51,093	3,448,323	3,460,274	11,951	—
Expiring 02/04/21	Credit Suisse International	ZAR	79,066	5,379,854	5,354,795	—	(25,059)
Expiring 02/04/21	JPMorgan Chase Bank, N.A.	ZAR	77,571	5,078,595	5,253,522	174,927	—
Expiring 02/04/21	Morgan Stanley Capital Services LLC	ZAR	42,574	2,896,894	2,883,351	—	(13,543)
Expiring 03/17/21	Barclays Bank PLC	ZAR	21,158	1,410,448	1,425,754	15,306	—
Expiring 03/17/21	Barclays Bank PLC	ZAR	8,536	562,250	575,176	12,926	—
Expiring 03/17/21	Barclays Bank PLC	ZAR	8,355	563,635	562,990	—	(645)
Expiring 03/17/21	Barclays Bank PLC	ZAR	8,311	559,117	560,038	921	—
South Korean Won,
Expiring 01/08/21	Barclays Bank PLC	KRW	1,430,048	1,312,139	1,314,468	2,329	—
Expiring 01/08/21	BNP Paribas S.A.	KRW	1,603,818	1,436,212	1,474,193	37,981	—
Expiring 01/08/21	BNP Paribas S.A.	KRW	1,574,305	1,442,067	1,447,065	4,998	—
Expiring 01/08/21	HSBC Bank USA, N.A.	KRW	16,414,682	14,564,289	15,088,006	523,717	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	1,590,530	1,455,197	1,461,980	6,783	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	1,168,110	1,055,007	1,073,700	18,693	—
Expiring 01/08/21	UBS AG	KRW	5,553,975	4,980,620	5,105,088	124,468	—
Expiring 01/14/21	Barclays Bank PLC	KRW	10,676,589	9,584,012	9,813,726	229,714	—
Expiring 01/14/21	Barclays Bank PLC	KRW	4,356,623	3,906,409	4,004,528	98,119	—
Expiring 01/14/21	Morgan Stanley Capital Services LLC	KRW	5,755,302	5,164,948	5,290,168	125,220	—
Expiring 01/15/21	BNP Paribas S.A.	KRW	12,874,513	11,333,797	11,834,026	500,229	—
Expiring 02/19/21	BNP Paribas S.A.	KRW	12,874,513	11,548,098	11,833,064	284,966	—
Swedish Krona,
Expiring 01/08/21	Bank of America, N.A.	SEK	10,290	1,215,432	1,250,834	35,402	—
Expiring 01/08/21	Citibank, N.A.	SEK	14,970	1,746,331	1,819,726	73,395	—
Expiring 01/08/21	Citibank, N.A.	SEK	14,030	1,636,675	1,705,461	68,786	—
Expiring 01/08/21	Citibank, N.A.	SEK	6,730	785,091	818,087	32,996	—
Expiring 01/08/21	Citibank, N.A.	SEK	1,780	213,688	216,373	2,685	—
Expiring 01/08/21	Citibank, N.A.	SEK	1,760	207,966	213,942	5,976	—
Expiring 01/08/21	Deutsche Bank AG	SEK	5,240	638,733	636,965	—	(1,768)
Expiring 01/08/21	Deutsche Bank AG	SEK	3,150	379,312	382,908	3,596	—
Expiring 01/08/21	Deutsche Bank AG	SEK	2,450	291,870	297,818	5,948	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,780	209,370	216,373	7,003	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,770	208,722	215,158	6,436	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,760	207,649	213,942	6,293	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,750	206,191	212,727	6,536	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,730	202,449	210,296	7,847	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,730	211,035	210,296	—	(739)
Expiring 01/08/21	Deutsche Bank AG	SEK	1,710	204,252	207,865	3,613	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	7,470	907,770	908,039	269	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	6,930	821,569	842,398	20,829	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	6,290	$766,656	$764,601	$—	$(2,055)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,830	335,288	344,010	8,722	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,620	318,834	318,482	—	(352)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,620	318,742	318,482	—	(260)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,500	295,082	303,895	8,813	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,490	292,855	302,680	9,825	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,450	288,447	297,817	9,370	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,450	288,474	297,817	9,343	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,100	245,644	255,273	9,629	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,100	250,195	255,272	5,077	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,090	248,533	254,057	5,524	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,800	211,431	218,804	7,373	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,780	209,085	216,373	7,288	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,780	208,305	216,374	8,069	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,780	209,995	216,373	6,378	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,780	210,177	216,374	6,197	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,760	208,021	213,942	5,921	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	204,757	212,727	7,970	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	204,712	212,727	8,015	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	213,343	212,726	—	(617)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,730	204,366	210,296	5,930	—
Expiring 01/15/21	BNP Paribas S.A.	SEK	88,915	10,490,416	10,809,122	318,706	—
Expiring 01/15/21	Citibank, N.A.	SEK	41,607	4,932,259	5,058,068	125,809	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	SEK	78,628	9,118,076	9,558,549	440,473	—
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	SEK	51,947	6,199,398	6,315,092	115,694	—
Expiring 03/17/21	Citibank, N.A.	SEK	11,663	1,410,448	1,418,752	8,304	—
Swiss Franc,
Expiring 01/08/21	Bank of America, N.A.	CHF	185	207,670	209,029	1,359	—
Expiring 01/08/21	Citibank, N.A.	CHF	3,990	4,490,795	4,508,252	17,457	—
Expiring 01/08/21	Citibank, N.A.	CHF	725	815,399	819,168	3,769	—
Expiring 01/08/21	Citibank, N.A.	CHF	365	410,606	412,409	1,803	—
Expiring 01/08/21	Citibank, N.A.	CHF	190	213,613	214,678	1,065	—
Expiring 01/08/21	Citibank, N.A.	CHF	190	213,958	214,679	721	—
Expiring 01/08/21	Deutsche Bank AG	CHF	165	181,137	186,431	5,294	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	24,644	27,755,534	27,844,951	89,417	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	295	333,580	333,317	—	(263)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	260	292,266	293,771	1,505	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	260	292,517	293,771	1,254	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	225	248,682	254,225	5,543	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	215,099	214,679	—	(420)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	215,178	214,679	—	(499)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	207,948	209,030	1,082	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	207,961	209,029	1,068	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	208,646	209,029	383	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	208,040	209,029	989	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	209,559	209,029	—	(530)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	208,514	209,029	515	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	209,432	209,029	—	(403)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	165	181,208	186,431	5,223	—
Expiring 01/29/21	Citibank, N.A.	CHF	7,492	8,237,051	8,470,508	233,457	—
Expiring 01/29/21	Citibank, N.A.	CHF	5,464	6,171,914	6,177,919	6,005	—
Expiring 01/29/21	JPMorgan Chase Bank, N.A.	CHF	10,559	11,865,982	11,937,800	71,818	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CHF	1,168	1,321,742	1,322,026	284	—
Expiring 03/17/21	State Street Bank and Trust Co.	CHF	1,289	1,459,193	1,459,855	662	—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	THB	101,962	$3,366,305	$3,403,198	$36,893	$—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	THB	33,390	1,100,709	1,114,462	13,753	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	THB	33,250	1,102,874	1,109,789	6,915	—
Expiring 03/17/21	Bank of America, N.A.	THB	42,463	1,410,274	1,417,489	7,215	—
Expiring 03/17/21	Bank of America, N.A.	THB	42,415	1,410,274	1,415,888	5,614	—
Expiring 03/17/21	Barclays Bank PLC	THB	245,411	8,142,088	8,192,303	50,215	—
Turkish Lira,
Expiring 01/08/21	Bank of America, N.A.	TRY	61,945	7,821,338	8,314,686	493,348	—
Expiring 01/08/21	Bank of America, N.A.	TRY	10,710	1,352,273	1,437,570	85,297	—
Expiring 01/11/21	JPMorgan Chase Bank, N.A.	TRY	11,751	1,396,518	1,575,558	179,040	—
Expiring 01/19/21	Barclays Bank PLC	TRY	9,260	1,113,665	1,238,017	124,352	—
Expiring 01/19/21	Barclays Bank PLC	TRY	4,582	561,319	612,605	51,286	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TRY	8,966	1,134,540	1,198,719	64,179	—
Expiring 01/21/21	Credit Suisse International	TRY	24,106	3,046,216	3,220,630	174,414	—
Expiring 01/25/21	Barclays Bank PLC	TRY	4,522	563,827	603,332	39,505	—
Expiring 03/17/21	Barclays Bank PLC	TRY	4,551	563,198	594,060	30,862	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TRY	19,056	2,345,171	2,487,558	142,387	—

				$1,258,333,900	$1,280,616,785	22,678,503	(395,618)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/08/21	Bank of America, N.A.	AUD	2,515	$1,895,970	$1,939,160	$—	$(43,190)
Expiring 01/08/21	Bank of America, N.A.	AUD	1,955	1,469,691	1,507,379	—	(37,688)
Expiring 01/08/21	Bank of America, N.A.	AUD	280	210,980	215,891	—	(4,911)
Expiring 01/08/21	Citibank, N.A.	AUD	2,035	1,490,920	1,569,062	—	(78,142)
Expiring 01/08/21	Citibank, N.A.	AUD	1,665	1,222,959	1,283,778	—	(60,819)
Expiring 01/08/21	Citibank, N.A.	AUD	550	409,602	424,070	—	(14,468)
Expiring 01/08/21	Citibank, N.A.	AUD	285	213,323	219,746	—	(6,423)
Expiring 01/08/21	Citibank, N.A.	AUD	280	212,314	215,890	—	(3,576)
Expiring 01/08/21	Deutsche Bank AG	AUD	285	218,063	219,746	—	(1,683)
Expiring 01/08/21	Deutsche Bank AG	AUD	280	208,763	215,891	—	(7,128)
Expiring 01/08/21	Deutsche Bank AG	AUD	280	211,680	215,891	—	(4,211)
Expiring 01/08/21	Deutsche Bank AG	AUD	280	215,887	215,890	—	(3)
Expiring 01/08/21	Deutsche Bank AG	AUD	275	204,645	212,035	—	(7,390)
Expiring 01/08/21	Deutsche Bank AG	AUD	245	183,495	188,904	—	(5,409)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	38,093	27,993,365	29,371,147	—	(1,377,782)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	8,201	6,026,661	6,323,282	—	(296,621)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,935	1,421,972	1,491,959	—	(69,987)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	1,620	1,219,541	1,249,082	—	(29,541)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	985	723,846	759,472	—	(35,626)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	615	474,178	474,188	—	(10)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	445	338,920	343,112	—	(4,192)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	430	322,122	331,546	—	(9,424)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	390	291,849	300,705	—	(8,856)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	390	296,135	300,705	—	(4,570)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	285	214,726	219,746	—	(5,020)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	285	214,266	219,745	—	(5,479)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	285	220,311	219,746	565	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	208,252	215,891	—	(7,639)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	208,702	215,890	—	(7,188)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	206,847	215,891	—	(9,044)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	$209,418	$215,891	$—	$(6,473)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	208,740	215,891	—	(7,151)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	210,171	215,891	—	(5,720)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	211,226	215,890	—	(4,664)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	212,099	215,891	—	(3,792)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	211,809	215,890	—	(4,081)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	214,448	215,891	—	(1,443)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	215,095	215,891	—	(796)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	280	216,082	215,891	191	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	275	207,457	212,036	—	(4,579)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	275	211,116	212,035	—	(919)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	260	191,999	200,470	—	(8,471)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	260	192,652	200,470	—	(7,818)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	AUD	245	185,257	188,905	—	(3,648)
Expiring 01/12/21	Citibank, N.A.	AUD	19,380	14,173,001	14,942,950	—	(769,949)
Expiring 01/12/21	Citibank, N.A.	AUD	10,803	7,848,549	8,330,018	—	(481,469)
Expiring 01/12/21	Standard Chartered Bank	AUD	47,992	34,897,957	37,004,915	—	(2,106,958)
Expiring 01/12/21	UBS AG	AUD	26,138	19,323,453	20,154,321	—	(830,868)
Expiring 03/17/21	Bank of America, N.A.	AUD	1,922	1,457,778	1,482,956	—	(25,178)
Expiring 03/17/21	Citibank, N.A.	AUD	1,878	1,421,746	1,448,778	—	(27,032)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	16,117	12,050,825	12,432,945	—	(382,120)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	AUD	1,610	1,203,638	1,241,761	—	(38,123)
Brazilian Real,
Expiring 01/05/21	Citibank, N.A.	BRL	60,231	11,590,284	11,597,298	—	(7,014)
Expiring 01/05/21	Citibank, N.A.	BRL	10,210	1,917,011	1,965,897	—	(48,886)
Expiring 01/05/21	Citibank, N.A.	BRL	6,875	1,333,139	1,323,755	9,384	—
Expiring 01/05/21	Citibank, N.A.	BRL	4,830	895,008	929,998	—	(34,990)
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	6,105	1,174,760	1,175,470	—	(710)
Expiring 01/05/21	Morgan Stanley & Co. International PLC	BRL	6,008	1,133,923	1,156,757	—	(22,834)
Expiring 01/05/21	Morgan Stanley Capital Services LLC	BRL	60,231	11,449,716	11,597,298	—	(147,582)
Expiring 02/02/21	Citibank, N.A.	BRL	14,440	2,833,956	2,778,776	55,180	—
British Pound,
Expiring 01/08/21	Citibank, N.A.	GBP	671	905,417	917,672	—	(12,255)
Expiring 01/08/21	Citibank, N.A.	GBP	525	699,663	718,000	—	(18,337)
Expiring 01/08/21	Citibank, N.A.	GBP	486	646,491	664,663	—	(18,172)
Expiring 01/08/21	Citibank, N.A.	GBP	187	250,521	255,744	—	(5,223)
Expiring 01/08/21	Citibank, N.A.	GBP	158	214,045	216,084	—	(2,039)
Expiring 01/08/21	Citibank, N.A.	GBP	153	204,277	209,246	—	(4,969)
Expiring 01/08/21	Citibank, N.A.	GBP	153	207,198	209,245	—	(2,047)
Expiring 01/08/21	Citibank, N.A.	GBP	153	205,893	209,246	—	(3,353)
Expiring 01/08/21	Citibank, N.A.	GBP	153	206,952	209,246	—	(2,294)
Expiring 01/08/21	Citibank, N.A.	GBP	153	206,106	209,246	—	(3,140)
Expiring 01/08/21	Deutsche Bank AG	GBP	2,689	3,592,309	3,677,528	—	(85,219)
Expiring 01/08/21	Deutsche Bank AG	GBP	1,043	1,397,640	1,426,427	—	(28,787)
Expiring 01/08/21	Deutsche Bank AG	GBP	336	459,021	459,520	—	(499)
Expiring 01/08/21	Deutsche Bank AG	GBP	222	303,349	303,612	—	(263)
Expiring 01/08/21	Deutsche Bank AG	GBP	153	205,731	209,246	—	(3,515)
Expiring 01/08/21	Deutsche Bank AG	GBP	153	205,929	209,246	—	(3,317)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	50,127	66,869,418	68,554,646	—	(1,685,228)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	41,569	55,453,046	56,850,561	—	(1,397,515)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	5,342	$7,126,228	$7,305,822	$—	$(179,594)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	917	1,224,012	1,254,107	—	(30,095)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	671	917,429	917,672	—	(243)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	592	789,728	809,631	—	(19,903)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	462	610,732	631,840	—	(21,108)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	427	583,518	583,974	—	(456)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	251	334,552	343,273	—	(8,721)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	222	302,694	303,611	—	(917)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	221	292,239	302,244	—	(10,005)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	220	293,948	300,877	—	(6,929)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	190	253,973	259,848	—	(5,875)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	190	257,206	259,848	—	(2,642)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	187	251,514	255,745	—	(4,231)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	186	248,965	254,377	—	(5,412)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	158	212,984	216,084	—	(3,100)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	155	210,772	211,981	—	(1,209)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	204,319	209,246	—	(4,927)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	205,227	209,246	—	(4,019)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	205,378	209,246	—	(3,868)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	205,992	209,246	—	(3,254)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	207,065	209,246	—	(2,181)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	153	209,310	209,245	65	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	GBP	141	188,240	192,834	—	(4,594)
Expiring 01/13/21	Morgan Stanley & Co. International PLC	GBP	1,700	2,248,974	2,325,030	—	(76,056)
Expiring 01/13/21	UBS AG	GBP	43,383	55,882,096	59,333,524	—	(3,451,428)
Expiring 01/21/21	Bank of America, N.A.	GBP	453	616,142	619,110	—	(2,968)
Expiring 01/21/21	HSBC Bank USA, N.A.	GBP	8,740	11,619,203	11,953,730	—	(334,527)
Expiring 01/21/21	JPMorgan Chase Bank, N.A.	GBP	8,924	11,917,246	12,205,750	—	(288,504)
Expiring 01/21/21	Morgan Stanley Capital Services LLC	GBP	47,169	62,550,618	64,515,283	—	(1,964,665)
Expiring 03/17/21	Barclays Bank PLC	GBP	916	1,245,545	1,253,232	—	(7,687)
Expiring 03/17/21	UBS AG	GBP	1,062	1,428,517	1,453,034	—	(24,517)
Expiring 03/17/21	UBS AG	GBP	1,045	1,393,320	1,429,657	—	(36,337)
Expiring 03/17/21	UBS AG	GBP	1,041	1,412,079	1,424,098	—	(12,019)
Expiring 03/17/21	UBS AG	GBP	921	1,255,020	1,260,742	—	(5,722)
Expiring 03/17/21	UBS AG	GBP	755	1,016,132	1,033,446	—	(17,314)
Canadian Dollar,
Expiring 01/08/21	Citibank, N.A.	CAD	1,560	1,224,959	1,225,610	—	(651)
Expiring 01/08/21	Citibank, N.A.	CAD	1,045	814,117	821,002	—	(6,885)
Expiring 01/08/21	Citibank, N.A.	CAD	270	209,375	212,125	—	(2,750)
Expiring 01/08/21	Citibank, N.A.	CAD	270	210,523	212,125	—	(1,602)
Expiring 01/08/21	Citibank, N.A.	CAD	270	210,923	212,125	—	(1,202)
Expiring 01/08/21	Citibank, N.A.	CAD	270	208,837	212,125	—	(3,288)
Expiring 01/08/21	Citibank, N.A.	CAD	270	211,305	212,124	—	(819)
Expiring 01/08/21	Citibank, N.A.	CAD	270	211,422	212,125	—	(703)
Expiring 01/08/21	Deutsche Bank AG	CAD	270	210,922	212,124	—	(1,202)
Expiring 01/08/21	Deutsche Bank AG	CAD	270	211,059	212,124	—	(1,065)
Expiring 01/08/21	Deutsche Bank AG	CAD	270	211,282	212,125	—	(843)
Expiring 01/08/21	Deutsche Bank AG	CAD	270	211,036	212,125	—	(1,089)
Expiring 01/08/21	Deutsche Bank AG	CAD	270	211,982	212,125	—	(143)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	60,886	46,943,608	47,834,920	—	(891,312)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	7,781	5,999,215	6,113,121	—	(113,906)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	6,370	4,911,322	5,004,573	—	(93,251)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	1,870	1,461,275	1,469,160	—	(7,885)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	320	$250,611	$251,407	$—	$(796)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	210,330	212,125	—	(1,795)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	211,281	212,125	—	(844)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	270	209,607	212,125	—	(2,518)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	245	188,578	192,483	—	(3,905)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CAD	215	169,098	168,914	184	—
Expiring 02/18/21	Citibank, N.A.	CAD	2,955	2,319,940	2,322,091	—	(2,151)
Expiring 02/18/21	UBS AG	CAD	85,442	66,740,529	67,134,122	—	(393,593)
Expiring 03/11/21	Barclays Bank PLC	CAD	9,968	7,851,588	7,832,638	18,950	—
Expiring 03/17/21	Bank of America, N.A.	CAD	1,715	1,336,421	1,347,294	—	(10,873)
Expiring 03/17/21	BNP Paribas S.A.	CAD	1,621	1,258,222	1,274,040	—	(15,818)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	CAD	1,809	1,408,926	1,421,155	—	(12,229)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	15,686	12,276,433	12,325,272	—	(48,839)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CAD	1,668	1,307,804	1,310,744	—	(2,940)
Chilean Peso,
Expiring 01/08/21	Bank of America, N.A.	CLP	1,374,600	1,847,332	1,934,421	—	(87,089)
Expiring 01/08/21	Citibank, N.A.	CLP	482,400	625,073	678,863	—	(53,790)
Expiring 01/08/21	Citibank, N.A.	CLP	345,716	447,268	486,513	—	(39,245)
Expiring 01/08/21	Citibank, N.A.	CLP	321,600	416,445	452,575	—	(36,130)
Expiring 01/08/21	Citibank, N.A.	CLP	290,345	375,632	408,591	—	(32,959)
Expiring 01/14/21	BNP Paribas S.A.	CLP	9,437,802	12,377,446	13,281,456	—	(904,010)
Expiring 01/14/21	Citibank, N.A.	CLP	3,681,008	4,931,023	5,180,142	—	(249,119)
Expiring 01/14/21	HSBC Bank USA, N.A.	CLP	7,513,424	9,928,542	10,573,352	—	(644,810)
Chinese Renminbi,
Expiring 01/08/21	Citibank, N.A.	CNH	4,656	705,362	715,602	—	(10,240)
Expiring 01/08/21	Deutsche Bank AG	CNH	4,097	630,422	629,686	736	—
Expiring 02/05/21	Deutsche Bank AG	CNH	4,847	744,482	743,614	868	—
Expiring 03/17/21	Barclays Bank PLC	CNH	9,221	1,410,036	1,410,753	—	(717)
Expiring 03/17/21	BNP Paribas S.A.	CNH	9,214	1,409,751	1,409,746	5	—
Expiring 03/17/21	State Street Bank and Trust Co.	CNH	9,041	1,381,360	1,383,217	—	(1,857)
Expiring 03/17/21	State Street Bank and Trust Co.	CNH	9,026	1,376,646	1,380,924	—	(4,278)
Colombian Peso,
Expiring 01/08/21	Citibank, N.A.	COP	7,603,300	2,173,613	2,226,123	—	(52,510)
Expiring 01/08/21	Citibank, N.A.	COP	4,785,108	1,318,793	1,401,002	—	(82,209)
Expiring 01/08/21	Citibank, N.A.	COP	4,670,200	1,342,397	1,367,359	—	(24,962)
Expiring 01/08/21	Citibank, N.A.	COP	2,883,484	794,698	844,237	—	(49,539)
Expiring 01/14/21	Citibank, N.A.	COP	17,005,493	4,874,310	4,979,024	—	(104,714)
Expiring 01/14/21	Goldman Sachs International	COP	9,936,215	2,706,604	2,909,216	—	(202,612)
Expiring 01/14/21	JPMorgan Chase Bank, N.A.	COP	36,740,697	10,060,432	10,757,278	—	(696,846)
Expiring 01/29/21	Barclays Bank PLC	COP	1,944,938	567,699	569,482	—	(1,783)
Expiring 01/29/21	BNP Paribas S.A.	COP	3,842,987	1,124,585	1,125,237	—	(652)
Expiring 01/29/21	BNP Paribas S.A.	COP	2,094,832	572,710	613,372	—	(40,662)
Expiring 01/29/21	BNP Paribas S.A.	COP	2,018,678	566,903	591,074	—	(24,171)
Expiring 01/29/21	BNP Paribas S.A.	COP	1,999,492	565,300	585,457	—	(20,157)
Expiring 01/29/21	State Street Bank and Trust Co.	COP	10,003,080	2,939,255	2,928,927	10,328	—
Expiring 01/29/21	State Street Bank and Trust Co.	COP	1,967,494	563,106	576,087	—	(12,981)
Expiring 01/29/21	UBS AG	COP	1,946,463	567,482	569,929	—	(2,447)
Czech Koruna,
Expiring 01/08/21	Bank of America, N.A.	CZK	37,992	1,728,323	1,769,005	—	(40,682)
Expiring 01/08/21	Bank of America, N.A.	CZK	14,430	656,446	671,898	—	(15,452)
Expiring 03/09/21	JPMorgan Chase Bank, N.A.	CZK	19,000	866,940	884,995	—	(18,055)
Danish Krone,
Expiring 01/08/21	Citibank, N.A.	DKK	31,678	5,084,284	5,200,695	—	(116,411)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Danish Krone (cont’d.),
Expiring 03/01/21	BNP Paribas S.A.	DKK	6,338	$1,035,082	$1,041,591	$—	$(6,509)
Euro,
Expiring 01/08/21	Bank of America, N.A.	EUR	275	329,204	336,030	—	(6,826)
Expiring 01/08/21	Bank of America, N.A.	EUR	44	52,692	53,765	—	(1,073)
Expiring 01/08/21	Bank of America, N.A.	EUR	44	52,553	53,765	—	(1,212)
Expiring 01/08/21	Citibank, N.A.	EUR	3,674	4,479,007	4,489,362	—	(10,355)
Expiring 01/08/21	Citibank, N.A.	EUR	1,244	1,508,630	1,520,078	—	(11,448)
Expiring 01/08/21	Citibank, N.A.	EUR	549	661,789	670,838	—	(9,049)
Expiring 01/08/21	Citibank, N.A.	EUR	172	208,120	210,171	—	(2,051)
Expiring 01/08/21	Citibank, N.A.	EUR	172	211,226	210,171	1,055	—
Expiring 01/08/21	Citibank, N.A.	EUR	83	99,981	101,420	—	(1,439)
Expiring 01/08/21	Deutsche Bank AG	EUR	4,370	5,355,390	5,339,824	15,566	—
Expiring 01/08/21	Deutsche Bank AG	EUR	428	517,807	522,985	—	(5,178)
Expiring 01/08/21	Deutsche Bank AG	EUR	351	425,862	428,896	—	(3,034)
Expiring 01/08/21	Deutsche Bank AG	EUR	303	361,466	370,244	—	(8,778)
Expiring 01/08/21	Deutsche Bank AG	EUR	275	335,650	336,030	—	(380)
Expiring 01/08/21	Deutsche Bank AG	EUR	172	206,509	210,172	—	(3,663)
Expiring 01/08/21	Deutsche Bank AG	EUR	172	209,319	210,171	—	(852)
Expiring 01/08/21	Deutsche Bank AG	EUR	172	209,527	210,171	—	(644)
Expiring 01/08/21	Deutsche Bank AG	EUR	172	211,426	210,172	1,254	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	174,411	208,334,288	213,117,594	—	(4,783,306)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	77,211	92,228,694	94,346,243	—	(2,117,549)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	38,685	46,209,310	47,270,265	—	(1,060,955)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	22,790	27,222,701	27,847,728	—	(625,027)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	12,023	14,361,498	14,691,235	—	(329,737)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	3,165	3,770,939	3,867,400	—	(96,461)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	1,827	2,188,139	2,232,461	—	(44,322)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	474	563,271	579,194	—	(15,923)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	275	331,680	336,030	—	(4,350)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	240	291,763	293,262	—	(1,499)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	240	294,465	293,262	1,203	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	206	250,756	251,717	—	(961)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	206	250,378	251,717	—	(1,339)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	202	247,150	246,829	321	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	173	209,855	211,394	—	(1,539)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	205,344	210,171	—	(4,827)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	205,913	210,171	—	(4,258)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	209,343	210,171	—	(828)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	208,074	210,171	—	(2,097)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	207,377	210,171	—	(2,794)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	207,337	210,171	—	(2,834)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	207,874	210,171	—	(2,297)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	172	210,965	210,172	793	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	170	208,524	207,728	796	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	EUR	169	207,259	206,506	753	—
Expiring 01/21/21	Bank of America, N.A.	EUR	4,603	5,473,971	5,626,012	—	(152,041)
Expiring 01/21/21	Citibank, N.A.	EUR	616	747,098	752,936	—	(5,838)
Expiring 01/21/21	JPMorgan Chase Bank, N.A.	EUR	197,210	232,935,227	241,047,057	—	(8,111,830)
Expiring 01/21/21	JPMorgan Chase Bank, N.A.	EUR	3,092	3,686,415	3,779,305	—	(92,890)
Expiring 01/21/21	JPMorgan Chase Bank, N.A.	EUR	4	4,714	4,726	—	(12)
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	3,078	3,725,895	3,761,911	—	(36,016)
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	2,609	3,191,230	3,188,942	2,288	—

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	2,053	$2,439,932	$2,509,225	$—	$(69,293)
Expiring 01/21/21	Morgan Stanley & Co. International PLC	EUR	1,077	1,280,483	1,316,816	—	(36,333)
Expiring 01/21/21	State Street Bank and Trust Co.	EUR	10,735	13,114,197	13,121,593	—	(7,396)
Expiring 01/21/21	UBS AG	EUR	1,336	1,612,182	1,633,349	—	(21,167)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	150,903	184,342,168	184,673,392	—	(331,224)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	EUR	208	253,726	254,765	—	(1,039)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	EUR	15,900	19,270,404	19,458,214	—	(187,810)
Hungarian Forint,
Expiring 01/08/21	Deutsche Bank AG	HUF	335,700	1,116,515	1,130,935	—	(14,420)
Indian Rupee,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	INR	147,415	1,985,922	2,016,757	—	(30,835)
Expiring 01/15/21	Citibank, N.A.	INR	484,746	6,533,620	6,627,217	—	(93,597)
Expiring 01/27/21	BNP Paribas S.A.	INR	64,921	869,502	886,533	—	(17,031)
Expiring 01/27/21	Citibank, N.A.	INR	105,141	1,411,961	1,435,770	—	(23,809)
Expiring 01/27/21	HSBC Bank USA, N.A.	INR	514,146	6,927,880	7,021,003	—	(93,123)
Expiring 01/27/21	HSBC Bank USA, N.A.	INR	414,360	5,558,230	5,658,369	—	(100,139)
Expiring 01/27/21	JPMorgan Chase Bank, N.A.	INR	104,764	1,416,780	1,430,620	—	(13,840)
Expiring 01/27/21	Morgan Stanley & Co. International PLC	INR	103,841	1,411,558	1,418,022	—	(6,464)
Expiring 01/27/21	State Street Bank and Trust Co.	INR	104,452	1,410,126	1,426,367	—	(16,241)
Expiring 01/27/21	UBS AG	INR	218,002	2,941,124	2,976,963	—	(35,839)
Indonesian Rupiah,
Expiring 01/06/21	Barclays Bank PLC	IDR	24,777,985	1,679,408	1,777,601	—	(98,193)
Expiring 01/06/21	BNP Paribas S.A.	IDR	36,806,997	2,602,121	2,640,577	—	(38,456)
Expiring 01/06/21	BNP Paribas S.A.	IDR	33,779,278	2,282,071	2,423,365	—	(141,294)
Expiring 01/06/21	Citibank, N.A.	IDR	7,969,588	563,540	571,747	—	(8,207)
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	IDR	31,035,824	2,194,430	2,226,546	—	(32,116)
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	IDR	21,697,546	1,535,077	1,556,607	—	(21,530)
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	IDR	19,000,878	1,339,836	1,363,145	—	(23,309)
Expiring 01/06/21	JPMorgan Chase Bank, N.A.	IDR	18,929,610	1,343,192	1,358,032	—	(14,840)
Expiring 01/06/21	State Street Bank and Trust Co.	IDR	8,031,582	564,755	576,195	—	(11,440)
Expiring 01/15/21	Australia And New Zealand Bank	IDR	138,658,311	9,801,945	9,955,960	—	(154,015)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	89,091,035	6,268,719	6,366,447	—	(97,728)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	16,057,000	1,146,929	1,147,434	—	(505)
Expiring 04/05/21	BNP Paribas S.A.	IDR	81,769,449	5,735,872	5,833,367	—	(97,495)
Israeli Shekel,
Expiring 01/08/21	Bank of America, N.A.	ILS	11,514	3,482,243	3,583,606	—	(101,363)
Expiring 01/08/21	Bank of America, N.A.	ILS	3,360	1,016,183	1,045,763	—	(29,580)
Expiring 03/09/21	Barclays Bank PLC	ILS	2,347	717,272	731,222	—	(13,950)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ILS	18,974	5,837,887	5,912,582	—	(74,695)
Japanese Yen,
Expiring 01/08/21	Bank of America, N.A.	JPY	16,733,447	160,421,122	162,077,036	—	(1,655,914)
Expiring 01/08/21	Bank of America, N.A.	JPY	6,570,198	62,987,532	63,637,708	—	(650,176)
Expiring 01/08/21	Bank of America, N.A.	JPY	2,771,000	26,565,174	26,839,387	—	(274,213)
Expiring 01/08/21	Bank of America, N.A.	JPY	2,006,300	19,234,106	19,432,646	—	(198,540)
Expiring 01/08/21	Bank of America, N.A.	JPY	1,931,150	18,513,654	18,704,757	—	(191,103)
Expiring 01/08/21	Citibank, N.A.	JPY	1,922,263	18,414,164	18,618,680	—	(204,516)
Expiring 01/08/21	Citibank, N.A.	JPY	210,600	2,018,179	2,039,832	—	(21,653)
Expiring 01/08/21	Citibank, N.A.	JPY	121,300	1,162,087	1,174,889	—	(12,802)
Expiring 01/08/21	Citibank, N.A.	JPY	86,000	824,107	832,980	—	(8,873)
Expiring 01/08/21	Citibank, N.A.	JPY	86,000	824,545	832,980	—	(8,435)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/08/21	Citibank, N.A.	JPY	86,000	$828,852	$832,980	$—	$(4,128)
Expiring 01/08/21	Citibank, N.A.	JPY	85,500	818,543	828,137	—	(9,594)
Expiring 01/08/21	Citibank, N.A.	JPY	47,400	459,850	459,107	743	—
Expiring 01/08/21	Citibank, N.A.	JPY	26,000	251,858	251,831	27	—
Expiring 01/08/21	Citibank, N.A.	JPY	25,800	247,109	249,894	—	(2,785)
Expiring 01/08/21	Citibank, N.A.	JPY	21,500	206,855	208,245	—	(1,390)
Expiring 01/08/21	Citibank, N.A.	JPY	21,500	207,258	208,245	—	(987)
Expiring 01/08/21	Deutsche Bank AG	JPY	139,600	1,343,055	1,352,139	—	(9,084)
Expiring 01/08/21	Deutsche Bank AG	JPY	30,600	294,998	296,386	—	(1,388)
Expiring 01/08/21	Deutsche Bank AG	JPY	21,500	207,270	208,245	—	(975)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	1,537,811	14,725,999	14,894,950	—	(168,951)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	384,452	3,681,492	3,723,730	—	(42,238)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	116,100	1,110,165	1,124,523	—	(14,358)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	79,300	768,430	768,085	345	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	64,600	625,686	625,703	—	(17)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	49,500	479,322	479,448	—	(126)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	38,800	375,414	375,809	—	(395)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	34,500	330,415	334,160	—	(3,745)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	25,800	249,891	249,894	—	(3)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	207,054	208,244	—	(1,190)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	206,462	208,245	—	(1,783)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,500	206,799	208,245	—	(1,446)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	JPY	21,400	205,272	207,276	—	(2,004)
Expiring 02/26/21	Citibank, N.A.	JPY	19,515,003	187,508,136	189,119,928	—	(1,611,792)
Expiring 02/26/21	Goldman Sachs International	JPY	381,188	3,659,976	3,694,090	—	(34,114)
Expiring 02/26/21	HSBC Bank USA, N.A.	JPY	504,407	4,863,051	4,888,208	—	(25,157)
Expiring 02/26/21	Morgan Stanley Capital Services LLC	JPY	382,375	3,670,376	3,705,594	—	(35,218)
Expiring 03/17/21	Barclays Bank PLC	JPY	146,034	1,413,023	1,415,566	—	(2,543)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	JPY	138,622	1,334,413	1,343,715	—	(9,302)
Expiring 03/17/21	State Street Bank and Trust Co.	JPY	151,377	1,461,650	1,467,359	—	(5,709)
Expiring 03/17/21	State Street Bank and Trust Co.	JPY	138,302	1,341,579	1,340,618	961	—
Expiring 03/18/21	Barclays Bank PLC	JPY	3,512	34,081	34,044	37	—
Expiring 03/18/21	Morgan Stanley & Co. International PLC	JPY	19,464,627	187,995,005	188,681,133	—	(686,128)
Malaysian Ringgit,
Expiring 01/08/21	Deutsche Bank AG	MYR	23,680	5,803,922	5,916,303	—	(112,381)
Expiring 03/25/21	Goldman Sachs International	MYR	17,887	4,278,712	4,467,538	—	(188,826)
Mexican Peso,
Expiring 01/08/21	Citibank, N.A.	MXN	137,688	6,789,282	6,912,436	—	(123,154)
Expiring 01/08/21	Citibank, N.A.	MXN	97,560	4,810,603	4,897,864	—	(87,261)
Expiring 01/08/21	Citibank, N.A.	MXN	66,940	3,300,756	3,360,630	—	(59,874)
Expiring 02/25/21	Credit Suisse International	MXN	24,798	1,243,837	1,238,168	5,669	—
Expiring 03/17/21	Bank of America, N.A.	MXN	11,671	578,220	581,406	—	(3,186)
Expiring 03/17/21	Barclays Bank PLC	MXN	11,297	565,712	562,773	2,939	—
Expiring 03/17/21	BNP Paribas S.A.	MXN	28,771	1,409,018	1,433,277	—	(24,259)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	11,271	564,386	561,496	2,890	—
New Taiwanese Dollar,
Expiring 01/04/21	JPMorgan Chase Bank, N.A.	TWD	40,264	1,432,978	1,433,576	—	(598)
Expiring 01/04/21	State Street Bank and Trust Co.	TWD	39,866	1,413,168	1,419,418	—	(6,250)
Expiring 01/08/21	Citibank, N.A.	TWD	27,375	973,472	975,143	—	(1,671)
Expiring 01/27/21	Goldman Sachs International	TWD	229,172	8,157,623	8,189,471	—	(31,848)
Expiring 02/05/21	Bank of America, N.A.	TWD	60,757	2,176,500	2,174,663	1,837	—
Expiring 02/05/21	BNP Paribas S.A.	TWD	39,888	1,412,523	1,427,712	—	(15,189)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 02/05/21	JPMorgan Chase Bank, N.A.	TWD	37,749	$1,357,359	$1,351,147	$6,212	$—
Expiring 02/05/21	Morgan Stanley & Co. International PLC	TWD	78,593	2,820,028	2,813,066	6,962	—
New Zealand Dollar,
Expiring 01/08/21	Bank of America, N.A.	NZD	14,506	10,174,218	10,437,713	—	(263,495)
Expiring 01/08/21	Bank of America, N.A.	NZD	2,721	1,908,455	1,957,881	—	(49,426)
Expiring 01/08/21	Bank of America, N.A.	NZD	835	600,787	600,820	—	(33)
Expiring 01/08/21	Bank of America, N.A.	NZD	295	209,892	212,266	—	(2,374)
Expiring 01/08/21	Citibank, N.A.	NZD	300	210,518	215,863	—	(5,345)
Expiring 01/08/21	Deutsche Bank AG	NZD	710	500,397	510,876	—	(10,479)
Expiring 01/08/21	Deutsche Bank AG	NZD	355	249,401	255,438	—	(6,037)
Expiring 01/08/21	Deutsche Bank AG	NZD	355	251,804	255,438	—	(3,634)
Expiring 01/08/21	Deutsche Bank AG	NZD	300	214,828	215,864	—	(1,036)
Expiring 01/08/21	Deutsche Bank AG	NZD	300	215,432	215,863	—	(431)
Expiring 01/08/21	Deutsche Bank AG	NZD	295	207,774	212,265	—	(4,491)
Expiring 01/08/21	Deutsche Bank AG	NZD	295	213,110	212,266	844	—
Expiring 01/08/21	Deutsche Bank AG	NZD	260	181,529	187,082	—	(5,553)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	350	245,604	251,841	—	(6,237)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	300	212,478	215,863	—	(3,385)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	207,481	212,265	—	(4,784)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	295	206,821	212,265	—	(5,444)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NZD	275	191,695	197,875	—	(6,180)
Expiring 03/05/21	Morgan Stanley Capital Services LLC	NZD	17,434	12,429,267	12,547,230	—	(117,963)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	NZD	1,997	1,421,474	1,437,609	—	(16,135)
Expiring 03/17/21	UBS AG	NZD	17,420	12,253,781	12,537,851	—	(284,070)
Norwegian Krone,
Expiring 01/08/21	Bank of America, N.A.	NOK	1,820	209,966	212,266	—	(2,300)
Expiring 01/08/21	Citibank, N.A.	NOK	1,840	209,849	214,598	—	(4,749)
Expiring 01/08/21	Citibank, N.A.	NOK	1,820	207,108	212,266	—	(5,158)
Expiring 01/08/21	Deutsche Bank AG	NOK	44,518	5,006,993	5,192,121	—	(185,128)
Expiring 01/08/21	Deutsche Bank AG	NOK	41,270	4,641,687	4,813,308	—	(171,621)
Expiring 01/08/21	Deutsche Bank AG	NOK	16,175	1,819,222	1,886,486	—	(67,264)
Expiring 01/08/21	Deutsche Bank AG	NOK	11,770	1,348,175	1,372,732	—	(24,557)
Expiring 01/08/21	Deutsche Bank AG	NOK	7,470	855,576	871,224	—	(15,648)
Expiring 01/08/21	Deutsche Bank AG	NOK	3,400	382,402	396,541	—	(14,139)
Expiring 01/08/21	Deutsche Bank AG	NOK	2,600	303,264	303,237	27	—
Expiring 01/08/21	Deutsche Bank AG	NOK	1,840	209,160	214,598	—	(5,438)
Expiring 01/08/21	Deutsche Bank AG	NOK	1,840	208,258	214,599	—	(6,341)
Expiring 01/08/21	Deutsche Bank AG	NOK	1,840	209,352	214,598	—	(5,246)
Expiring 01/08/21	Deutsche Bank AG	NOK	1,840	214,969	214,599	370	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	8,350	970,149	973,858	—	(3,709)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	8,110	934,430	945,867	—	(11,437)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	7,650	861,577	892,217	—	(30,640)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,940	338,203	342,891	—	(4,688)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,210	251,176	257,752	—	(6,576)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	2,200	248,713	256,586	—	(7,873)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	207,874	214,598	—	(6,724)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	210,063	214,599	—	(4,536)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	210,726	214,599	—	(3,873)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	211,421	214,599	—	(3,178)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	210,538	214,599	—	(4,061)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,840	212,447	214,599	—	(2,152)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,820	207,990	212,266	—	(4,276)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,820	208,057	212,266	—	(4,209)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,820	$211,182	$212,266	$—	$(1,084)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	NOK	1,820	211,635	212,266	—	(631)
Expiring 01/15/21	Morgan Stanley Capital Services LLC	NOK	87,447	10,019,429	10,198,803	—	(179,374)
Expiring 03/17/21	Barclays Bank PLC	NOK	90,159	10,233,323	10,512,115	—	(278,792)
Expiring 03/17/21	Barclays Bank PLC	NOK	7,277	847,363	848,505	—	(1,142)
Expiring 03/17/21	BNP Paribas S.A.	NOK	9,820	1,119,205	1,144,916	—	(25,711)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	NOK	12,313	1,413,232	1,435,616	—	(22,384)
Peruvian Nuevo Sol,
Expiring 01/08/21	Citibank, N.A.	PEN	2,482	687,611	685,626	1,985	—
Expiring 01/08/21	Citibank, N.A.	PEN	1,792	496,454	495,021	1,433	—
Expiring 01/14/21	Morgan Stanley Capital Services LLC	PEN	6,277	1,732,946	1,734,023	—	(1,077)
Philippine Peso,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	PHP	47,430	983,770	987,054	—	(3,284)
Polish Zloty,
Expiring 01/08/21	Bank of America, N.A.	PLN	8,146	2,170,097	2,180,778	—	(10,681)
Expiring 01/08/21	Bank of America, N.A.	PLN	7,295	1,943,390	1,952,955	—	(9,565)
Expiring 01/08/21	Bank of America, N.A.	PLN	3,210	855,145	859,354	—	(4,209)
Expiring 01/08/21	Deutsche Bank AG	PLN	4,085	1,110,202	1,093,602	16,600	—
Expiring 03/10/21	Citibank, N.A.	PLN	4,141	1,141,799	1,108,789	33,010	—
Russian Ruble,
Expiring 01/11/21	Bank of America, N.A.	RUB	294,252	3,991,481	3,973,615	17,866	—
Expiring 01/11/21	Bank of America, N.A.	RUB	178,581	2,338,580	2,411,580	—	(73,000)
Expiring 01/11/21	Bank of America, N.A.	RUB	18,878	247,214	254,931	—	(7,717)
Expiring 01/22/21	Bank of America, N.A.	RUB	622,242	8,424,251	8,389,523	34,728	—
Expiring 01/25/21	BNP Paribas S.A.	RUB	106,874	1,412,166	1,440,337	—	(28,171)
Expiring 02/05/21	Bank of America, N.A.	RUB	178,581	2,415,999	2,403,201	12,798	—
Expiring 02/08/21	BNP Paribas S.A.	RUB	170,718	2,256,000	2,296,563	—	(40,563)
Expiring 02/08/21	JPMorgan Chase Bank, N.A.	RUB	44,236	578,242	595,083	—	(16,841)
Expiring 02/11/21	Bank of America, N.A.	RUB	97,455	1,264,518	1,310,522	—	(46,004)
Singapore Dollar,
Expiring 01/07/21	Credit Suisse International	SGD	7,989	5,991,583	6,045,188	—	(53,605)
Expiring 01/07/21	JPMorgan Chase Bank, N.A.	SGD	13,706	10,242,416	10,370,654	—	(128,238)
Expiring 01/07/21	JPMorgan Chase Bank, N.A.	SGD	12,210	9,059,078	9,239,149	—	(180,071)
Expiring 01/07/21	JPMorgan Chase Bank, N.A.	SGD	4,110	3,090,753	3,110,058	—	(19,305)
Expiring 01/07/21	Morgan Stanley Capital Services LLC	SGD	4,302	3,227,416	3,255,102	—	(27,686)
Expiring 01/08/21	Citibank, N.A.	SGD	275	206,822	208,081	—	(1,259)
Expiring 01/08/21	Deutsche Bank AG	SGD	280	209,203	211,865	—	(2,662)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	3,959	2,952,688	2,995,615	—	(42,927)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	2,670	1,999,446	2,020,281	—	(20,835)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	1,030	779,035	779,360	—	(325)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	625	468,360	472,913	—	(4,553)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	605	451,219	457,779	—	(6,560)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	440	332,132	332,930	—	(798)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	395	297,108	298,880	—	(1,772)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	395	297,222	298,880	—	(1,658)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	385	286,849	291,314	—	(4,465)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	385	289,997	291,314	—	(1,317)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	330	246,120	249,698	—	(3,578)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	330	248,686	249,697	—	(1,011)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	275	205,690	208,082	—	(2,392)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SGD	250	186,695	189,164	—	(2,469)
Expiring 03/02/21	BNP Paribas S.A.	SGD	2,772	2,072,499	2,097,670	—	(25,171)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/17/21	BNP Paribas S.A.	SGD	2,256	$1,693,540	$1,707,414	$—	$(13,874)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	1,880	1,412,934	1,422,644	—	(9,710)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	1,873	1,413,039	1,417,392	—	(4,353)
South African Rand,
Expiring 01/08/21	Bank of America, N.A.	ZAR	286,679	18,443,658	19,481,536	—	(1,037,878)
Expiring 01/08/21	Bank of America, N.A.	ZAR	31,800	2,089,425	2,160,999	—	(71,574)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	ZAR	16,480	1,086,068	1,119,913	—	(33,845)
Expiring 02/04/21	UBS AG	ZAR	269,239	17,380,920	18,234,389	—	(853,469)
Expiring 03/17/21	Barclays Bank PLC	ZAR	20,951	1,410,448	1,411,793	—	(1,345)
Expiring 03/17/21	Barclays Bank PLC	ZAR	8,513	565,058	573,627	—	(8,569)
Expiring 03/17/21	Barclays Bank PLC	ZAR	8,256	559,117	556,350	2,767	—
Expiring 03/17/21	Citibank, N.A.	ZAR	254	16,585	17,138	—	(553)
South Korean Won,
Expiring 01/08/21	Barclays Bank PLC	KRW	1,601,291	1,451,839	1,471,871	—	(20,032)
Expiring 01/08/21	Barclays Bank PLC	KRW	1,560,898	1,412,348	1,434,743	—	(22,395)
Expiring 01/08/21	BNP Paribas S.A.	KRW	12,874,513	11,333,497	11,833,962	—	(500,465)
Expiring 01/08/21	BNP Paribas S.A.	KRW	4,377,702	3,958,429	4,023,885	—	(65,456)
Expiring 01/08/21	BNP Paribas S.A.	KRW	1,534,789	1,385,901	1,410,743	—	(24,842)
Expiring 01/08/21	BNP Paribas S.A.	KRW	955,913	855,827	878,654	—	(22,827)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	17,561,788	15,861,356	16,142,401	—	(281,045)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	1,811,130	1,635,184	1,664,750	—	(29,566)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	989,880	894,034	909,875	—	(15,841)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	KRW	920,791	835,867	846,370	—	(10,503)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	1,567,269	1,411,073	1,440,598	—	(29,525)
Expiring 01/08/21	Morgan Stanley & Co. International PLC	KRW	1,540,602	1,420,564	1,416,086	4,478	—
Expiring 01/08/21	UBS AG	KRW	5,307,778	4,713,099	4,878,791	—	(165,692)
Expiring 01/08/21	UBS AG	KRW	1,568,802	1,410,134	1,442,008	—	(31,874)
Expiring 01/14/21	Citibank, N.A.	KRW	14,085,649	12,945,893	12,947,271	—	(1,378)
Expiring 01/15/21	BNP Paribas S.A.	KRW	12,874,513	11,548,824	11,834,026	—	(285,202)
Expiring 02/19/21	BNP Paribas S.A.	KRW	270,951	249,249	249,033	216	—
Swedish Krona,
Expiring 01/08/21	Bank of America, N.A.	SEK	2,480	298,835	301,464	—	(2,629)
Expiring 01/08/21	Bank of America, N.A.	SEK	2,460	294,892	299,033	—	(4,141)
Expiring 01/08/21	Citibank, N.A.	SEK	57,349	6,690,070	6,971,241	—	(281,171)
Expiring 01/08/21	Citibank, N.A.	SEK	42,037	4,903,843	5,109,942	—	(206,099)
Expiring 01/08/21	Citibank, N.A.	SEK	2,100	246,639	255,273	—	(8,634)
Expiring 01/08/21	Citibank, N.A.	SEK	2,060	246,980	250,410	—	(3,430)
Expiring 01/08/21	Citibank, N.A.	SEK	1,800	214,173	218,805	—	(4,632)
Expiring 01/08/21	Citibank, N.A.	SEK	1,780	212,291	216,373	—	(4,082)
Expiring 01/08/21	Citibank, N.A.	SEK	1,780	215,568	216,373	—	(805)
Expiring 01/08/21	Citibank, N.A.	SEK	1,750	208,280	212,727	—	(4,447)
Expiring 01/08/21	Citibank, N.A.	SEK	1,750	210,131	212,727	—	(2,596)
Expiring 01/08/21	Citibank, N.A.	SEK	1,740	210,499	211,511	—	(1,012)
Expiring 01/08/21	Citibank, N.A.	SEK	1,730	209,440	210,295	—	(855)
Expiring 01/08/21	Citibank, N.A.	SEK	1,710	203,704	207,865	—	(4,161)
Expiring 01/08/21	Citibank, N.A.	SEK	1,590	185,751	193,277	—	(7,526)
Expiring 01/08/21	Deutsche Bank AG	SEK	2,100	254,548	255,272	—	(724)
Expiring 01/08/21	Deutsche Bank AG	SEK	2,060	250,486	250,410	76	—
Expiring 01/08/21	Deutsche Bank AG	SEK	1,750	207,144	212,727	—	(5,583)
Expiring 01/08/21	Deutsche Bank AG	SEK	1,750	211,621	212,726	—	(1,105)
Expiring 01/08/21	Deutsche Bank AG	SEK	1,750	211,523	212,727	—	(1,204)
Expiring 01/08/21	Deutsche Bank AG	SEK	1,740	205,292	211,511	—	(6,219)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	8,050	971,865	978,543	—	(6,678)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	6,710	$819,114	$815,656	$3,458	$—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	3,190	387,160	387,770	—	(610)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,490	294,946	302,680	—	(7,734)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,470	297,265	300,249	—	(2,984)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,110	247,734	256,487	—	(8,753)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,110	253,245	256,487	—	(3,242)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	2,100	256,316	255,272	1,044	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,810	217,200	220,021	—	(2,821)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,800	218,015	218,805	—	(790)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,770	214,111	215,158	—	(1,047)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,760	209,437	213,943	—	(4,506)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	206,569	212,726	—	(6,157)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	208,616	212,727	—	(4,111)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	206,576	212,727	—	(6,151)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	208,252	212,727	—	(4,475)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	211,076	212,727	—	(1,651)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	213,436	212,727	709	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,750	212,754	212,727	27	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,740	205,026	211,512	—	(6,486)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	SEK	1,560	181,912	189,631	—	(7,719)
Expiring 01/15/21	Citibank, N.A.	SEK	37,896	4,404,924	4,606,876	—	(201,952)
Expiring 01/15/21	Goldman Sachs International	SEK	123,416	14,353,429	15,003,367	—	(649,938)
Expiring 01/15/21	JPMorgan Chase Bank, N.A.	SEK	99,732	11,569,442	12,124,179	—	(554,737)
Expiring 03/17/21	Bank of America, N.A.	SEK	62,955	7,447,459	7,658,063	—	(210,604)
Expiring 03/17/21	Barclays Bank PLC	SEK	133,399	15,749,137	16,227,210	—	(478,073)
Swiss Franc,
Expiring 01/08/21	Citibank, N.A.	CHF	190	214,232	214,679	—	(447)
Expiring 01/08/21	Citibank, N.A.	CHF	190	213,770	214,679	—	(909)
Expiring 01/08/21	Citibank, N.A.	CHF	150	168,854	169,483	—	(629)
Expiring 01/08/21	Deutsche Bank AG	CHF	565	639,056	638,386	670	—
Expiring 01/08/21	Deutsche Bank AG	CHF	225	249,500	254,225	—	(4,725)
Expiring 01/08/21	Deutsche Bank AG	CHF	190	210,039	214,679	—	(4,640)
Expiring 01/08/21	Deutsche Bank AG	CHF	190	211,694	214,679	—	(2,985)
Expiring 01/08/21	Deutsche Bank AG	CHF	190	211,392	214,679	—	(3,287)
Expiring 01/08/21	Deutsche Bank AG	CHF	190	214,380	214,678	—	(298)
Expiring 01/08/21	Deutsche Bank AG	CHF	190	214,380	214,678	—	(298)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	24,703	27,241,649	27,911,614	—	(669,965)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	6,794	7,492,198	7,676,457	—	(184,259)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	6,160	6,793,044	6,960,108	—	(167,064)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	2,420	2,668,696	2,734,328	—	(65,632)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	640	723,955	723,128	827	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	605	667,174	683,582	—	(16,408)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	525	595,820	593,191	2,629	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	340	374,980	384,162	—	(9,182)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	265	292,031	299,420	—	(7,389)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	265	298,217	299,420	—	(1,203)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	265	299,802	299,420	382	—
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	225	253,663	254,225	—	(562)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	200	220,655	225,978	—	(5,323)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	200	221,832	225,977	—	(4,145)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	209,510	214,678	—	(5,168)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	210,548	214,678	—	(4,130)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	213,448	214,679	—	(1,231)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	214,254	214,679	—	(425)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	212,807	214,678	—	(1,871)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	$211,682	$214,678	$—	$(2,996)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	214,290	214,679	—	(389)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	213,633	214,678	—	(1,045)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	213,221	214,679	—	(1,458)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	190	214,181	214,679	—	(498)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	207,524	209,030	—	(1,506)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	185	207,852	209,029	—	(1,177)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	CHF	150	167,043	169,484	—	(2,441)
Expiring 01/29/21	Citibank, N.A.	CHF	4,196	4,613,427	4,743,629	—	(130,202)
Expiring 01/29/21	Morgan Stanley Capital Services LLC	CHF	23,669	26,090,837	26,760,417	—	(669,580)
Expiring 03/03/21	BNP Paribas S.A.	CHF	5,682	6,401,450	6,430,111	—	(28,661)
Thai Baht,
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	THB	81,243	2,682,261	2,711,657	—	(29,396)
Expiring 01/08/21	JPMorgan Chase Bank, N.A.	THB	51,450	1,701,670	1,717,252	—	(15,582)
Expiring 03/17/21	BNP Paribas S.A.	THB	165,321	5,486,012	5,518,747	—	(32,735)
Expiring 03/17/21	BNP Paribas S.A.	THB	42,086	1,413,719	1,404,903	8,816	—
Expiring 03/17/21	Citibank, N.A.	THB	46,034	1,526,643	1,536,695	—	(10,052)
Expiring 03/17/21	Citibank, N.A.	THB	42,591	1,408,112	1,421,784	—	(13,672)
Expiring 03/17/21	Citibank, N.A.	THB	42,432	1,412,145	1,416,456	—	(4,311)
Expiring 03/17/21	Citibank, N.A.	THB	25,347	848,914	846,144	2,770	—
Turkish Lira,
Expiring 01/08/21	Bank of America, N.A.	TRY	26,190	3,306,818	3,515,403	—	(208,585)
Expiring 01/08/21	Bank of America, N.A.	TRY	23,025	2,907,197	3,090,575	—	(183,378)
Expiring 01/11/21	Barclays Bank PLC	TRY	4,343	565,498	582,352	—	(16,854)
Expiring 01/11/21	UBS AG	TRY	9,951	1,148,236	1,334,276	—	(186,040)
Expiring 01/19/21	Barclays Bank PLC	TRY	4,432	565,712	592,588	—	(26,876)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	TRY	10,239	1,264,997	1,368,916	—	(103,919)
Expiring 01/19/21	UBS AG	TRY	10,548	1,314,754	1,410,192	—	(95,438)

				$2,939,820,422	$2,999,736,860	297,637	(60,214,075)

						$22,976,140	$(60,609,693)

Cross currency exchange contracts outstanding at December 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/17/21	Buy	AUD	1,865	EUR	1,154	$26,931	$—	UBS AG
03/17/21	Buy	AUD	11,403	NZD	12,037	133,180	—	BNP Paribas S.A.
03/17/21	Buy	EUR	763	PLN	3,435	13,811	—	Bank of America, N.A.
03/17/21	Buy	EUR	1,081	JPY	136,212	2,939	—	BNP Paribas S.A.
03/17/21	Buy	EUR	1,153	GBP	1,036	—	(5,779)	UBS AG
03/17/21	Buy	EUR	1,154	NOK	12,276	—	(18,791)	JPMorgan Chase Bank, N.A.
03/17/21	Buy	EUR	1,158	NOK	12,241	—	(10,587)	Barclays Bank PLC
03/17/21	Buy	EUR	1,158	PLN	5,211	21,364	—	BNP Paribas S.A.
03/17/21	Buy	EUR	1,158	NZD	1,993	—	(17,992)	State Street Bank and Trust Co.
03/17/21	Buy	EUR	1,520	PLN	6,894	14,089	—	BNP Paribas S.A.
03/17/21	Buy	EUR	3,459	NOK	37,193	—	(103,221)	Barclays Bank PLC
03/17/21	Buy	GBP	1,041	EUR	1,149	17,010	—	Bank of America, N.A.
03/17/21	Buy	HUF	257,077	EUR	721	—	(16,618)	BNP Paribas S.A.
03/17/21	Buy	HUF	271,757	EUR	763	—	(18,201)	Citibank, N.A.
03/17/21	Buy	NOK	4,861	EUR	461	2,755	—	Citibank, N.A.
03/17/21	Buy	PLN	5,286	EUR	1,175	—	(21,870)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward foreign currency exchange contracts outstanding at December 31, 2020 (continued):

Cross currency exchange contracts outstanding at December 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
03/17/21	Buy	SEK	11,696	EUR	1,156	$7,542	$—	Citibank, N.A.
03/17/21	Buy	SEK	11,727	EUR	1,156	11,297	—	Citibank, N.A.
03/17/21	Buy	SEK	26,104	EUR	2,584	13,080	—	BNP Paribas S.A.

						$263,998	$(213,059)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		1,410	0.424%	$4,966	$28,668	$23,702
Republic of Chile	06/20/24	1.000%(Q)		120	0.261%	2,542	3,133	591
Republic of Colombia	06/20/24	1.000%(Q)		4,020	0.550%	17,968	64,063	46,095
Republic of Indonesia	06/20/24	1.000%(Q)		3,410	0.435%	(6,584)	68,024	74,608
Republic of Peru	06/20/24	1.000%(Q)		30	0.347%	510	692	182
Russian Federation	12/20/24	1.000%(Q)		160	0.669%	(800)	2,143	2,943
State of Qatar	06/20/24	1.000%(Q)		1,070	0.229%	16,108	29,140	13,032
Unibail-Rodamco-Westfield SE	06/20/24	1.000%(Q)	EUR	950	1.078%	13,618	(2,774)	(16,392)

						$48,328	$193,089	$144,761

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
iTraxx Australia Series 33.V1	06/20/25	1.000%(Q)	13,600	$(113,909)	$(290,535)	$(176,626)
iTraxx Europe 34.V1	12/20/25	1.000%(Q)	EUR 18,800	(453,518)	(605,322)	(151,804)

				$(567,427)	$(895,857)	$(328,430)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.34.V1	12/20/25	1.000%(Q)		1,470	1.504%	$(41,406)	$(34,832)	$6,574
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)		21,804	2.751%	1,001,247	2,059,692	1,058,445
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)		23,300	2.932%	872,878	2,211,771	1,338,893
CDX.NA.IG.28.V1	06/20/22	1.000%(Q)		16,925	0.439%	179,337	145,334	(34,003)
CDX.NA.IG.34.V1	06/20/23	1.000%(Q)		22,350	0.428%	220,949	323,547	102,598
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)		13,953	0.628%	180,867	232,442	51,575
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)		30,250	0.628%	335,762	504,772	169,010
iTraxx Europe 34.V1	12/20/25	5.000%(Q)	EUR	5,700	2.409%	526,473	837,923	311,450

						$3,276,107	$6,280,649	$3,004,542

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.BBB	05/11/63	3.000%(M)	3,736	*	$(996,421)	$(269,794)	$(726,627)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	574	*	(153,091)	(44,195)	(108,896)	Deutsche Bank AG
CMBX.NA.BBB.6	05/11/63	3.000%(M)	2,790	*	(744,115)	(35,883)	(708,232)	Morgan Stanley Capital Services LLC
CMBX.NA.BBB.6	05/11/63	3.000%(M)	1,896	*	(505,679)	(117,107)	(388,572)	Credit Suisse International
CMBX.NA.BBB.6	05/11/63	3.000%(M)	1,185	*	(316,049)	(70,691)	(245,358)	Credit Suisse International
CMBX.NA.BBB.8	10/17/57	3.000%(M)	1,650	*	(261,085)	(438,612)	177,527	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.8	10/17/57	3.000%(M)	850	*	(134,499)	(135,485)	986	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.8	10/17/57	3.000%(M)	550	*	(87,028)	(103,802)	16,774	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.10	11/17/59	3.000%(M)	2,700	*	(332,708)	(431,419)	98,711	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.10	11/17/59	3.000%(M)	1,600	*	(197,160)	(360,207)	163,047	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.11	11/18/54	3.000%(M)	3,150	*	(238,937)	(689,680)	450,743	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.11	11/18/54	3.000%(M)	2,900	*	(219,973)	(444,435)	224,462	Morgan Stanley & Co. International PLC
CMBX.NA.BBB.11	11/18/54	3.000%(M)	700	*	(53,097)	(80,967)	27,870	Morgan Stanley & Co. International PLC

					$(4,239,842)	$(3,222,277)	$(1,017,565)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	17,610	05/16/25	0.553%(S)	6 Month BBSW(2)(S)	$36,311	$53,758	$17,447
AUD	87,510	11/25/25	0.500%(S)	6 Month BBSW(2)(S)	(71,021)	(114,961)	(43,940)
AUD	7,463	03/15/26	0.563%(S)	6 Month BBSW(2)(S)	4,296	(13,626)	(17,922)
AUD	5,256	06/16/26	0.500%(S)	6 Month BBSW(2)(S)	15	4,194	4,179
AUD	136,460	09/04/28	0.920%(S)	6 Month BBSW(2)(S)	(114,688)	(692,659)	(577,971)
AUD	12,160	03/19/30	1.750%(S)	6 Month BBSW(2)(S)	127,544	136,677	9,133
AUD	42,300	10/28/30	1.240%(S)	6 Month BBSW(2)(S)	(311,167)	(525,432)	(214,265)
AUD	51,520	11/09/30	1.250%(S)	6 Month BBSW(2)(S)	(509,252)	(635,107)	(125,855)
AUD	4,983	03/18/31	1.438%(S)	6 Month BBSW(2)(S)	10,709	(39,632)	(50,341)
AUD	2,457	06/16/31	1.094%(S)	6 Month BBSW(2)(S)	(1,645)	3,244	4,889
BRL	33,925	01/03/22	4.120%(T)	1 Day BROIS(2)(T)	84,661	171,783	87,122
BRL	35,566	01/02/23	3.975%(T)	1 Day BROIS(2)(T)	—	17,509	17,509
BRL	32,543	01/02/23	4.053%(T)	1 Day BROIS(2)(T)	—	26,912	26,912
BRL	32,735	01/02/23	4.175%(T)	1 Day BROIS(2)(T)	—	43,841	43,841
BRL	14,525	01/02/23	4.230%(T)	1 Day BROIS(2)(T)	(3,643)	21,355	24,998
BRL	35,556	01/02/23	4.590%(T)	1 Day BROIS(2)(T)	—	104,868	104,868
BRL	880	01/02/24	4.930%(T)	1 Day BROIS(2)(T)	293	2,484	2,191
CAD	93,670	11/18/23	0.700%(S)	3 Month CDOR(2)(S)	2,174	85,872	83,698
CAD	89,430	03/17/24	0.750%(S)	3 Month CDOR(2)(S)	108,610	248,803	140,193
CAD	23,238	05/22/24	1.980%(S)	3 Month CDOR(2)(S)	—	854,603	854,603
CAD	87,860	09/30/24	0.810%(S)	3 Month CDOR(2)(S)	6,807	(56,356)	(63,163)
CAD	191,400	11/11/24	0.960%(S)	3 Month CDOR(2)(S)	61,818	240,179	178,361
CAD	132,760	11/17/24	0.813%(S)	3 Month CDOR(2)(S)	(42,622)	164,549	207,171
CAD	10,563	06/15/25	1.094%(S)	3 Month CDOR(2)(S)	3,293	50,409	47,116
CAD	10,513	06/16/26	0.969%(S)	3 Month CDOR(2)(S)	13,410	33,797	20,387
CAD	38,600	11/11/30	1.430%(S)	3 Month CDOR(1)(S)	(29,330)	(154,337)	(125,007)
CAD	11,190	03/19/31	1.500%(S)	3 Month CDOR(2)(S)	(35,908)	(60,905)	(24,997)
CAD	2,371	06/16/31	1.344%(S)	3 Month CDOR(2)(S)	5,808	12,463	6,655
CHF	36,220	03/17/28	(0.500)%(A)	6 Month CHF LIBOR(2)(S)	(161,206)	(233,124)	(71,918)
CHF	5,480	09/17/30	(0.100)%(A)	6 Month CHF LIBOR(1)(S)	3,419	19,304	15,885
CHF	6,870	03/17/31	(0.250)%(A)	6 Month CHF LIBOR(2)(S)	27,154	13,973	(13,181)
CNH	46,830	03/17/23	2.500%(Q)	7 Day China Fixing Repo Rates(1)(Q)	29,690	(673)	(30,363)
CNH	220,870	11/22/24	2.855%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	323,208	323,208
CNH	62,510	01/06/25	2.983%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	144,910	144,910
CNH	15,820	02/04/25	2.605%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(9,342)	(9,342)
CNH	60,260	05/06/25	1.780%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(339,453)	(339,453)
CNH	85,660	07/01/25	2.360%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(162,129)	(162,129)
CNH	135,908	07/16/25	2.598%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(34,699)	(34,699)
CNH	135,772	07/21/25	2.568%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(64,533)	(64,533)
CNH	73,730	08/04/25	2.585%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(26,032)	(26,032)
CNH	72,940	09/29/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(42)	(23,252)	(23,210)
CNH	261,710	11/24/25	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	417,869	417,869
CNH	570,590	03/17/26	2.750%(Q)	7 Day China Fixing Repo Rates(2)(Q)	161,697	336,754	175,057
EUR	8,900	03/17/23	(0.250)%(A)	6 Month EURIBOR(1)(S)	(62,296)	(59,478)	2,818
EUR	10,940	03/17/24	(0.250)%(A)	6 Month EURIBOR(2)(S)	109,671	103,691	(5,980)
EUR	3,530	01/15/25	0.080%(A)	6 Month EURIBOR(2)(S)	15,943	112,099	96,156
EUR	10,850	05/18/25	(0.500)%(A)	ESTRON(1)(A)	(29,343)	(36,039)	(6,696)
EUR	4,718	09/21/25	(0.160)%(A)	6 Month EURIBOR(1)(S)	(1,627)	(49,735)	(48,108)
EUR	81,470	03/17/26	(0.500)%(A)	ESTRON(1)(A)	(555,724)	(386,591)	169,133
EUR	25,210	03/17/26	(0.250)%(A)	6 Month EURIBOR(1)(S)	(337,024)	(322,430)	14,594
EUR	6,571	06/16/26	(0.438)%(A)	6 Month EURIBOR(1)(S)	(16,542)	(2,382)	14,160
EUR	33,620	03/17/28	(0.500)%(A)	ESTRON(1)(A)	(137,763)	(50,980)	86,783

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	15,500	03/17/28	(0.250)%(A)	6 Month EURIBOR(1)(S)	$(184,635)	$(182,153)	$2,482
EUR	38,715	05/21/30	0.050%(A)	6 Month EURIBOR(2)(S)	312,240	463,702	151,462
EUR	45,210	06/18/30	0.250%(A)	6 Month EURIBOR(1)(S)	(829,782)	(1,094,015)	(264,233)
EUR	29,550	03/17/31	0.000%(A)	6 Month EURIBOR(1)(S)	(927,395)	(950,868)	(23,473)
EUR	1,440	06/16/31	(0.219)%(A)	6 Month EURIBOR(1)(S)	(7,755)	(3,450)	4,305
EUR	550	03/17/36	0.000%(A)	6 Month EURIBOR(1)(S)	(6,862)	(7,586)	(724)
EUR	18,525	05/21/40	0.260%(A)	6 Month EURIBOR(1)(S)	(41,050)	4,621	45,671
EUR	13,440	06/19/40	0.750%(A)	6 Month EURIBOR(1)(S)	(727,914)	(827,684)	(99,770)
EUR	880	03/17/41	0.250%(A)	6 Month EURIBOR(2)(S)	52,022	54,672	2,650
EUR	12,480	06/20/50	0.500%(A)	6 Month EURIBOR(1)(S)	(827,361)	(900,880)	(73,519)
EUR	6,800	09/30/50	(0.017)%(A)	6 Month EURIBOR(2)(S)	—	45,097	45,097
EUR	6,800	09/30/50	0.122%(A)	6 Month EURIBOR(1)(S)	—	(401,212)	(401,212)
EUR	6,840	11/10/50	(0.043)%(A)	6 Month EURIBOR(2)(S)	—	(24,360)	(24,360)
EUR	6,840	11/10/50	0.022%(A)	6 Month EURIBOR(1)(S)	53,126	(143,758)	(196,884)
EUR	13,970	03/17/51	0.000%(A)	6 Month EURIBOR(1)(S)	(93,105)	(159,568)	(66,463)
GBP	142,635	09/15/22	0.000%(A)	1 Day SONIA(2)(A)	110,547	147,215	36,668
GBP	70,104	12/15/22	(0.101)%(A)	1 Day SONIA(2)(A)	36,677	(13,801)	(50,478)
GBP	3,711	06/15/25	0.660%(S)	6 Month GBP LIBOR(1)(S)	(1,409)	(62,115)	(60,706)
GBP	4,290	03/17/26	0.250%(S)	6 Month GBP LIBOR(2)(S)	(2,767)	12,222	14,989
GBP	2,922	06/16/26	0.313%(S)	6 Month GBP LIBOR(1)(S)	(8,812)	(16,709)	(7,897)
GBP	4,520	03/17/28	0.500%(S)	6 Month GBP LIBOR(2)(S)	60,476	88,591	28,115
GBP	6,940	06/17/30	0.308%(A)	1 Day SONIA(1)(A)	(72,964)	(166,054)	(93,090)
GBP	9,210	06/18/30	1.000%(S)	6 Month GBP LIBOR(1)(S)	(260,750)	(274,285)	(13,535)
GBP	1,040	03/17/31	0.500%(S)	6 Month GBP LIBOR(2)(S)	2,006	12,781	10,775
GBP	2,719	03/18/31	0.594%(S)	6 Month GBP LIBOR(1)(S)	21,853	3,583	(18,270)
GBP	1,344	06/16/31	0.563%(S)	6 Month GBP LIBOR(1)(S)	(14,122)	(24,659)	(10,537)
GBP	450	03/17/41	0.500%(S)	6 Month GBP LIBOR(2)(S)	(18,898)	(9,243)	9,655
GBP	2,380	03/17/51	0.500%(S)	6 Month GBP LIBOR(2)(S)	(147,317)	(71,421)	75,896
JPY	616,734	06/21/26	(0.031)%(S)	6 Month JPY LIBOR(1)(S)	1,457	1,411	(46)
JPY	635,660	03/19/30	0.250%(S)	6 Month JPY LIBOR(1)(S)	(42,529)	(48,521)	(5,992)
JPY	8,552,740	11/13/30	0.144%(S)	6 Month JPY LIBOR(1)(S)	(103,333)	(61,269)	42,064
JPY	172,150	03/17/31	0.063%(S)	6 Month JPY LIBOR(1)(S)	(3,422)	(1,163)	2,259
JPY	265,160	03/19/41	0.500%(S)	6 Month JPY LIBOR(1)(S)	(923)	12,502	13,425
JPY	316,260	06/20/50	0.500%(S)	6 Month JPY LIBOR(1)(S)	16,679	62,215	45,536
KRW	7,580,810	09/11/30	1.179%(Q)	3 Month KWCDC(2)(Q)	(67,272)	(83,051)	(15,779)
KRW	13,650,390	09/16/30	1.000%(Q)	3 Month KWCDC(2)(Q)	15,405	(313,482)	(328,887)
MXN	347,340	03/15/23	4.400%(M)	28 Day Mexican Interbank Rate(2)(M)	4,870	34,702	29,832
MXN	144,220	03/11/26	4.900%(M)	28 Day Mexican Interbank Rate(2)(M)	3,324	45,128	41,804
NOK	45,177	12/21/25	0.906%(A)	6 Month NIBOR(2)(S)	(798)	(46,959)	(46,161)
NOK	398,220	03/17/26	0.750%(A)	6 Month NIBOR(2)(S)	(305,936)	(574,459)	(268,523)
NOK	73,182	06/16/26	0.938%(A)	6 Month NIBOR(2)(S)	1,434	(48,335)	(49,769)
NOK	358,660	10/29/30	1.240%(A)	6 Month NIBOR(1)(S)	361,227	783,402	422,175
NOK	93,130	03/18/31	1.000%(A)	6 Month NIBOR(2)(S)	(289,848)	(334,503)	(44,655)
NOK	38,137	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	2,268	40,275	38,007
NZD	8,745	03/15/26	0.688%(S)	3 Month BBR(2)(Q)	4,040	(12,230)	(16,270)
NZD	6,060	06/16/26	0.531%(S)	3 Month BBR(2)(Q)	1,104	(17,577)	(18,681)
NZD	4,670	03/19/30	1.750%(S)	3 Month BBR(2)(Q)	90,879	69,500	(21,379)
NZD	2,677	03/17/31	0.969%(S)	3 Month BBR(2)(Q)	5,715	(8,380)	(14,095)
NZD	5,338	03/18/31	1.011%(S)	3 Month BBR(2)(Q)	1,198	(84,546)	(85,744)
PLN	71,600	12/16/21	0.250%(A)	3 Month WIBOR(1)(Q)	(2,709)	(19,041)	(16,332)
PLN	18,160	06/16/23	0.345%(A)	6 Month WIBOR(2)(S)	2,305	9,369	7,064
PLN	14,390	12/16/25	0.750%(A)	6 Month WIBOR(2)(S)	(2,886)	28,805	31,691
SEK	48,824	09/21/25	0.340%(A)	3 Month STIBOR(1)(Q)	627	(24,702)	(25,329)
SEK	564,100	03/17/26	0.000%(A)	3 Month STIBOR(2)(Q)	(331,083)	(525,419)	(194,336)
SEK	68,635	06/16/26	0.156%(A)	3 Month STIBOR(1)(Q)	(15,244)	7,945	23,189
SEK	54,460	06/18/30	0.750%(A)	3 Month STIBOR(1)(Q)	(56,952)	(50,590)	6,362
SEK	14,383	03/17/31	0.344%(A)	3 Month STIBOR(1)(Q)	3,274	11,666	8,392
THB	175,760	12/16/25	0.750%(S)	6 Month BIBOR(2)(S)	(2,417)	32,809	35,226
	57,130	03/17/24	0.250%(S)	3 Month LIBOR(1)(Q)	74,177	10,883	(63,294)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	63,320	07/25/24	—(3)	—(3)	$20,288	$(9,494)	$(29,782)
	37,560	11/10/24	—(4)	—(4)	35	(26,219)	(26,254)
	100,470	11/17/24	0.400%(S)	3 Month LIBOR(1)(Q)	34,831	(154,394)	(189,225)
	30,340	10/01/25	0.329%(S)	3 Month LIBOR(1)(Q)	—	92,731	92,731
	3,924	06/16/26	0.531%(S)	3 Month LIBOR(1)(Q)	5,497	(5,282)	(10,779)
	13,830	06/18/30	1.750%(S)	3 Month LIBOR(2)(Q)	320,558	262,642	(57,916)
	36,450	11/10/30	1.190%(S)	3 Month LIBOR(1)(Q)	321,319	400,982	79,663
	37,990	11/24/30	1.245%(S)	3 Month LIBOR(2)(Q)	(93,041)	(327,880)	(234,839)
	330	03/17/31	0.750%(S)	3 Month LIBOR(2)(Q)	(6,629)	(6,563)	66
	1,834	03/17/31	0.938%(S)	3 Month LIBOR(2)(Q)	(10,120)	(2,919)	7,201
	41,750	11/25/35	1.543%(S)	3 Month LIBOR(1)(Q)	80,915	409,256	328,341
	11,960	06/19/40	1.750%(S)	3 Month LIBOR(2)(Q)	80,632	(3,951)	(84,583)
	21,880	06/20/50	1.750%(S)	3 Month LIBOR(2)(Q)	298,186	190,811	(107,375)
ZAR	71,962	06/16/23	4.000%(Q)	3 Month JIBAR(2)(Q)	13,823	23,599	9,776
ZAR	159,425	03/17/26	5.250%(Q)	3 Month JIBAR(2)(Q)	24,884	178,187	153,303

					$(4,675,662)	$(4,928,225)	$(252,563)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CNH	28,380	12/16/25	2.390%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(53,789)	$—	$(53,789)	Citibank, N.A.
CNH	22,184	12/16/25	2.632%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2,804)	—	(2,804)	JPMorgan Chase Bank, N.A.
CNH	21,665	12/16/25	2.670%(Q)	7 Day China Fixing Repo Rates(2)(Q)	3,371	—	3,371	Barclays Bank PLC
CNH	135,747	12/16/25	2.770%(Q)	7 Day China Fixing Repo Rates(2)(Q)	120,553	—	120,553	Citibank, N.A.
CNH	19,715	12/16/25	2.770%(Q)	7 Day China Fixing Repo Rates(2)(Q)	17,508	—	17,508	JPMorgan Chase Bank, N.A.
CNH	609,211	12/16/25	2.787%(Q)	7 Day China Fixing Repo Rates(2)(Q)	616,881	—	616,881	JPMorgan Chase Bank, N.A.
CNH	36,268	03/17/26	2.624%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(12,027)	—	(12,027)	Bank of America, N.A.
CNH	92,551	03/17/26	2.930%(Q)	7 Day China Fixing Repo Rates(2)(Q)	176,018	—	176,018	JPMorgan Chase Bank, N.A.

					$865,711	$—	$865,711

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)

The Fund pays the floating rate of 1 Month LIBOR plus 9.00 bps monthly and receives the floating rate of 3 Month LIBOR quarterly. (4) The Fund pays the floating rate of 3 Month SOFR plus 24.125 bps monthly and receives the floating rate of 3 Month LIBOR quarterly.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(3,222,277)	$2,094,451	$(2,246,305)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$24,948,397	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$11,447,331
Morgan Stanley	6,367,634	2,643,750

Total	$31,316,031	$14,091,081

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$109,114,462	$—
United States	—	62,060,023	—
Commercial Mortgage-Backed Securities
United States	—	23,795,437	—
Corporate Bonds
Australia	—	20,878,731	—
Austria	—	5,560,170	—
Belgium	—	18,363,160	—
Bermuda	—	2,437,701	—
Brazil	—	8,159,549	—
Canada	—	34,420,799	—
Cayman Islands	—	1,507,087	—
Chile	—	7,494,687	—
China	—	17,638,397	—
Colombia	—	514,757	—
Denmark	—	8,730,210	—
Finland	—	681,007	—
France	—	117,461,152	—
Germany	—	72,159,114	—
India	—	4,361,480	—
Indonesia	—	5,600,840	—
Ireland	—	22,516,878	—
Israel	—	1,786,403	—
Italy	—	25,734,706	—
Japan	—	23,861,657	—
Kazakhstan	—	1,503,819	—
Luxembourg	—	6,749,222	—
Malaysia	—	547,174	—
Mexico	—	6,778,159	—
Netherlands	—	33,710,196	—
Norway	—	4,259,213	—
Panama	—	819,426	—
Poland	—	787,972	—
Russia	—	3,392,203	—
Saudi Arabia	—	8,170,521	—
Singapore	—	1,009,667	—
South Africa	—	3,008,656	—
Spain	—	45,355,292	—
Supranational Bank	—	9,098,709	—
Sweden	—	2,974,589	—
Switzerland	—	31,272,259	—
Tanzania	—	351,295	—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Turkey	$—	$1,479,300	$—
United Arab Emirates	—	3,434,951	—
United Kingdom	—	77,798,791	—
United States	—	682,753,262	5,982,720
Venezuela	—	310,258	—
Municipal Bonds
California	—	8,630,384	—
New Jersey	—	3,648,149	—
North Carolina	—	3,479,682	—
Residential Mortgage-Backed Securities
Bermuda	—	16,448,758	—
United Kingdom	—	6,804,272	—
United States	—	95,436,725	—
Sovereign Bonds
Australia	—	99,940,109	—
Austria	—	20,797,281	—
Bahrain	—	1,991,146	—
Belgium	—	23,852,465	—
Bermuda	—	230,938	—
Canada	—	134,581,610	—
Chile	—	1,857,993	—
Colombia	—	16,445,163	—
Croatia	—	3,611,247	—
Czech Republic	—	2,344,162	—
Denmark	—	7,456,627	—
Dominican Republic	—	3,747,966	—
Ecuador	—	95,175	—
Egypt	—	1,259,215	—
Finland	—	8,631,828	—
France	—	101,640,324	—
Germany	—	62,098,524	—
Hungary	—	3,118,920	—
Indonesia	—	14,933,165	—
Ireland	—	6,378,935	—
Israel	—	5,996,271	—
Italy	—	103,052,410	—
Ivory Coast	—	1,833,506	—
Japan	—	545,434,000	—
Malaysia	—	10,213,373	—
Mexico	—	21,546,500	—
Netherlands	—	32,158,369	—
New Zealand	—	5,931,492	—
Nigeria	—	921,200	—
Norway	—	8,129,003	—
Panama	—	1,759,224	—
Peru	—	2,834,451	—
Philippines	—	1,101,275	—
Poland	—	3,522,289	—
Portugal	—	5,475,368	—
Qatar	—	7,020,244	—
Romania	—	10,036,014	—
Russia	—	5,089,852	—
Saudi Arabia	—	6,206,384	—
Senegal	—	634,780	—
Singapore	—	6,147,250	—
Slovakia	—	63,551	—
Slovenia	—	830,167	—
South Africa	—	6,292,692	—
South Korea	—	16,312,506	—

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Spain	$—	$70,039,123	$—
Supranational Bank	—	13,699,645	—
Sweden	—	6,667,340	—
Switzerland	—	12,821,445	—
Thailand	—	9,288,692	—
Ukraine	—	1,267,939	—
United Arab Emirates	—	7,204,958	—
United Kingdom	—	145,601,257	—
U.S. Government Agency Obligations	—	543,224,837	—
U.S. Treasury Obligations	—	380,522,319	—
Affiliated Mutual Funds	194,270,197	—	—
Foreign Treasury Obligation Japan	—	18,605,749	—
Unaffiliated Fund	20,945,782	—	—
Options Purchased	—	783,567	—

Total	$215,215,979	$4,188,133,146	$5,982,720

Liabilities
Options Written	$—	$(1,771,603)	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,149,943	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	22,976,140	—
OTC Cross Currency Exchange Contracts	—	263,998	—
Centrally Cleared Credit Default Swap Agreements	—	3,199,698	—
Centrally Cleared Interest Rate Swap Agreements	—	5,187,718	—
OTC Interest Rate Swap Agreements	—	934,331	—

Total	$1,149,943	$32,561,885	$—

Liabilities
Futures Contracts	$(3,052,848)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(60,609,693)	—
OTC Cross Currency Exchange Contracts	—	(213,059)	—
Centrally Cleared Credit Default Swap Agreements	—	(378,825)	—
OTC Credit Default Swap Agreements	—	(4,239,842)	—
Centrally Cleared Interest Rate Swap Agreements	—	(5,440,281)	—
OTC Interest Rate Swap Agreements	—	(68,620)	—

Total	$(3,052,848)	$(70,950,320)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Sovereign Bonds	39.1%
U.S. Government Agency Obligations	13.3
U.S. Treasury Obligations	9.4
Banks	9.4
Affiliated Mutual Funds (3.5% represents investments purchased with collateral from securities on loan)	4.8
Residential Mortgage-Backed Securities	3.0
Telecommunications	2.8
Collateralized Loan Obligations	2.7

Pharmaceuticals	1.9%
Diversified Financial Services	1.5
Electric	1.5
Media	1.4
Oil & Gas	1.4
Auto Manufacturers	1.3
Insurance	1.0
Pipelines	0.8
Consumer Loans	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Real Estate Investment Trusts (REITs)	0.7%
Aerospace & Defense	0.7
Beverages	0.7
Semiconductors	0.6
Commercial Mortgage-Backed Securities	0.6
Healthcare-Services	0.5
Chemicals	0.5
Unaffiliated Fund	0.5
Foreign Treasury Obligation	0.5
Commercial Services	0.5
Computers	0.5
Biotechnology	0.5
Healthcare-Products	0.4
Automobiles	0.4
Software	0.4
Agriculture	0.4
Municipal Bonds	0.4
Building Materials	0.4
Mining	0.3
Foods	0.3
Retail	0.2
Internet	0.2
Multi-National	0.2
Forest Products & Paper	0.2
Investment Companies	0.2
Miscellaneous Manufacturing	0.2
Auto Parts & Equipment	0.1
Engineering & Construction	0.1
Machinery-Diversified	0.1
Student Loans	0.1
Real Estate	0.1
Airlines	0.1

Water	0.1%
Private Equity	0.1
Trucking & Leasing	0.1
Apparel	0.1
Distribution/Wholesale	0.1
Other	0.1
Hand/Machine Tools	0.1
Transportation	0.0	*
Lodging	0.0	*
Packaging & Containers	0.0	*
Home Equity Loans	0.0	*
Gas	0.0	*
Environmental Control	0.0	*
Leisure Time	0.0	*
Savings & Loans	0.0	*
Entertainment	0.0	*
Household Products/Wares	0.0	*
Machinery-Construction & Mining	0.0	*
Home Builders	0.0	*
Toys/Games/Hobbies	0.0	*
Equipment	0.0	*
Options Purchased	0.0	*
Energy-Alternate Sources	0.0	*
Holding Companies-Diversified	0.0	*
Iron/Steel	0.0	*

	108.4
Options Written	(0.1)
Liabilities in excess of other assets	(8.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,199,698	*	Due from/to broker-variation margin swaps	$378,825	*
Credit contracts	—	—		Premiums received for OTC swap agreements	3,222,277
Credit contracts	Unrealized appreciation on OTC swap agreements	1,160,120		Unrealized depreciation on OTC swap agreements	2,177,685
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	1,362,140	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	263,998		Unrealized depreciation on OTC cross currency exchange contracts	213,059

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$22,976,140		Unrealized depreciation on OTC forward foreign currency exchange contracts	$60,609,693
Interest rate contracts	Due from/to broker-variation margin futures	1,149,943	*	Due from/to broker-variation margin futures	1,690,708	*
Interest rate contracts	Due from/to broker-variation margin swaps	5,187,718	*	Due from/to broker-variation margin swaps	5,440,281	*
Interest rate contracts	Unaffiliated investments	783,567		Options written outstanding, at value	1,771,603
Interest rate contracts	Unrealized appreciation on OTC swap agreements	934,331		Unrealized depreciation on OTC swap agreements	68,620

		$35,655,515			$76,934,891

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(767,781)
Foreign exchange contracts	(46,852)	—	(11,779,529)	(55,906,361)	—
Interest rate contracts	—	662,835	8,863,780	—	(1,834,577)

Total	$(46,852)	$662,835	$(2,915,749)	$(55,906,361)	$(2,602,358)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$1,803,308
Foreign exchange contracts	—	—	162,536	(18,818,737)	—
Interest rate contracts	(752,981)	1,492,415	(1,090,448)	—	1,243,712

Total	$(752,981)	$1,492,415	$(927,912)	$(18,818,737)	$3,047,020

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$307,310	$141,661,286	$551,288,788	$495,381,350	$2,463,255,465

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$3,523,077,509	$7,296,752	$1,069,401,879	$7,313,404

Credit Default Swap Agreements— Sell Protection(2)
$34,535,394

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$140,243,298	$(140,243,298)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Australia And New Zealand Bank(3)	$—	$(154,015)	$(154,015)	$—	$(154,015)
Bank of America, N.A.(3)	34,728	(2,968)	31,760	(31,760)	—
Bank of America, N.A.(4)	70,925	(483,256)	(412,331)	50,000	(362,331)
Bank of America, N.A.(5)	2,306,621	(5,316,007)	(3,009,386)	61,640	(2,947,746)
Barclays Bank PLC(3)	469,538	—	469,538	(290,000)	179,538
Barclays Bank PLC(4)	1,224,625	(1,152,058)	72,567	—	72,567
Barclays Bank PLC(5)	3,371	—	3,371	—	3,371
BNP Paribas S.A.(3)	932,268	(904,010)	28,258	—	28,258
BNP Paribas S.A.(4)	1,365,385	(1,565,422)	(200,037)	—	(200,037)
Citibank, N.A.(3)	860,342	(3,675,511)	(2,815,169)	—	(2,815,169)
Citibank, N.A.(4)	149,481	(410,954)	(261,473)	261,473	—
Citibank, N.A.(5)	1,082,886	(2,116,449)	(1,033,563)	218,267	(815,296)
Credit Suisse International(3)	365,733	(900,392)	(534,659)	534,659	—
Credit Suisse International(4)	66,401	—	66,401	—	66,401
Deutsche Bank AG(3)	—	(1,149,512)	(1,149,512)	1,149,512	—
Deutsche Bank AG(4)	5,939	(143,795)	(137,856)	137,856	—
Deutsche Bank AG(5)	719,696	(894,620)	(174,924)	—	(174,924)
Goldman Sachs International(3)	288,006	(1,107,338)	(819,332)	—	(819,332)
HSBC Bank USA, N.A.(3)	1,182,131	(1,006,381)	175,750	—	175,750
HSBC Bank USA, N.A.(4)	724,892	(193,262)	531,630	—	531,630
JPMorgan Chase Bank, N.A.(3)	2,047,525	(2,199,964)	(152,439)	152,439	—
JPMorgan Chase Bank, N.A.(4)	1,535,099	(9,304,119)	(7,769,020)	7,769,020	—
JPMorgan Chase Bank, N.A.(5)	5,783,212	(17,808,958)	(12,025,746)	—	(12,025,746)
Merrill Lynch International(3)	155,375	—	155,375	—	155,375

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC(4)	$2,043,866	$(4,927,922)	$(2,884,056)	$1,920,000	$(964,056)
Morgan Stanley Capital Services LLC(3)	1,963,070	(4,001,309)	(2,038,239)	—	(2,038,239)
Royal Bank of Scotland International(3)	178,355	—	178,355	—	178,355
Standard Chartered Bank(3)	151,416	(2,106,958)	(1,955,542)	—	(1,955,542)
State Street Bank and Trust Co.(4)	75,701	(84,144)	(8,443)	—	(8,443)
UBS AG(3)	—	(2,077,930)	(2,077,930)	—	(2,077,930)
UBS AG(4)	331,569	(4,375,683)	(4,044,114)	—	(4,044,114)

	$26,118,156	$(68,062,937)	$(41,944,781)	$11,933,106	$(30,011,675)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)	AllianceBernstein L.P.

(4)	Goldman Sachs Asset Management, L.P.

(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $140,243,298:
Unaffiliated investments (cost $4,023,283,740)	$4,215,061,648
Affiliated investments (cost $194,284,126)	194,270,197
Cash segregated for counterparty—OTC	35,914,686
Foreign currency, at value (cost $886,869)	892,389
Cash	280,000
Receivable for investments sold	60,869,574
Deposit with broker for centrally cleared/exchange-traded derivatives	31,316,031
Unrealized appreciation on OTC forward foreign currency exchange contracts	22,976,140
Dividends and interest receivable	22,501,997
Receivable for Portfolio shares sold	4,764,395
Due from broker-variation margin futures	2,142,432
Unrealized appreciation on OTC swap agreements	2,094,451
Tax reclaim receivable	951,129
Due from broker-variation margin swaps	765,892
Unrealized appreciation on OTC cross currency exchange contracts	263,998
Prepaid expenses	22,978

Total Assets	4,595,087,937

LIABILITIES
Payable for investments purchased	303,154,035
Payable to broker for collateral for securities on loan	142,773,659
Unrealized depreciation on OTC forward foreign currency exchange contracts	60,609,693
Payable for Portfolio shares purchased	7,800,001
Premiums received for OTC swap agreements	3,222,277
Unrealized depreciation on OTC swap agreements	2,246,305
Options written outstanding, at value (proceeds received $3,264,018)	1,771,603
Accrued expenses and other liabilities	1,093,113
Management fee payable	797,614
Cash segregated from counterparty—OTC and TBA	580,000
Payable to affiliate	498,461
Unrealized depreciation on OTC cross currency exchange contracts	213,059
Distribution fee payable	111,182
Due to broker-variation margin futures	87,266
Trustees’ fees payable	5,505
Affiliated transfer agent fee payable	401

Total Liabilities	524,964,174

NET ASSETS	$4,070,123,763

Net assets were comprised of:
Partners’ Equity	$4,070,123,763

Net asset value and redemption price per share, $4,070,123,763 / 330,509,140 outstanding shares of beneficial interest	$12.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $598,739 foreign withholding tax, of which $554,783 is reimbursable by an affiliate)	$33,492,885
Income from securities lending, net (including affiliated income of $166,699)	167,528
Affiliated dividend income	26,795

Total income	33,687,208

EXPENSES
Management fee	14,217,505
Distribution fee	5,763,322
Custodian and accounting fees	687,885
Audit fee	58,144
Trustees’ fees	38,714
Legal fees and expenses	37,700
Shareholders’ reports	19,735
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	8,438
Miscellaneous	46,231

Total expenses	20,877,674
Less: Fee waiver and/or expense reimbursement	(539,832)

Net expenses	20,337,842

NET INVESTMENT INCOME (LOSS)	13,349,366

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(102,301)) (net of foreign capital gains taxes $(45,902))	55,246,670
Futures transactions	(2,915,749)
Forward and cross currency contract transactions	(55,906,361)
Options written transactions	662,835
Swap agreements transactions	(2,602,358)
Foreign currency transactions	18,694,582

13,179,619

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,325))	91,194,197
Futures	(927,912)
Forward and cross currency contracts	(18,818,737)
Options written	1,492,415
Swap agreements	3,047,020
Foreign currencies	426,997

76,413,980

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	89,593,599

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,942,965

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$13,349,366	$21,860,860
Net realized gain (loss) on investment and foreign currency transactions	13,179,619	85,751,470
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	76,413,980	27,592,275

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	102,942,965	135,204,605

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [50,896,239 and 76,845,118 shares, respectively]	616,846,775	897,778,482
Portfolio shares issued in merger [221,804,701 and 0 shares, respectively]	2,708,235,396	—
Portfolio shares purchased [158,925,699 and 31,808,090 shares, respectively]	(1,913,558,385)	(368,782,259)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,411,523,786	528,996,223

CAPITAL CONTRIBUTIONS	—	223

TOTAL INCREASE (DECREASE)	1,514,466,751	664,201,051
NET ASSETS:
Beginning of year	2,555,657,012	1,891,455,961

End of year	$4,070,123,763	$2,555,657,012

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 69.9%
AFFILIATED MUTUAL FUNDS — 24.6%	Shares	Value
AST High Yield Portfolio*	290,714	$3,395,540
AST Prudential Core Bond Portfolio*	1,771,975	25,162,052
AST QMA US Equity Alpha Portfolio*	25,390	840,148
PGIM Select Real Estate Fund (Class R6)	223,113	2,795,605

TOTAL AFFILIATED MUTUAL FUNDS (cost $27,215,828)(w)		32,193,345

COMMON STOCKS — 19.8%
Aerospace & Defense — 0.0%
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	19,746	48,636

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	9,315	469,421
DSV Panalpina A/S (Denmark)	1,198	200,926

		670,347

Airlines — 0.1%
Air Canada (Canada)*	1,900	33,988
Deutsche Lufthansa AG (Germany)*(a)	4,701	62,095

		96,083

Auto Components — 0.1%
Controladora Nemak SAB de CV (Mexico)*	16,300	2,162
Hankook Tire & Technology Co. Ltd. (South Korea)	1,920	69,733
Hyundai Mobis Co. Ltd. (South Korea)	243	57,295

		129,190

Automobiles — 0.3%
Hyundai Motor Co. (South Korea)	873	155,026
Kia Motors Corp. (South Korea)	2,306	132,934
Peugeot SA (France)*	2,230	61,324

		349,284

Banks — 1.2%
Banco Santander Brasil SA (Brazil), UTS	7,900	68,517
Bank of Communications Co. Ltd. (China) (Class H Stock)	54,000	28,613
Chiba Bank Ltd. (The) (Japan)	5,300	29,262
China Everbright Bank Co. Ltd. (China) (Class H Stock)	67,000	25,575
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	53,600	30,597
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	82,000	33,507
DBS Group Holdings Ltd. (Singapore)	2,500	47,463
Hana Financial Group, Inc. (South Korea)	15,381	491,977
Industrial Bank of Korea (South Korea)	12,897	105,269
KB Financial Group, Inc. (South Korea)	3,120	125,413
Oversea-Chinese Banking Corp. Ltd. (Singapore)	7,700	58,623
Sberbank of Russia PJSC (Russia)	18,800	68,971
Shinhan Financial Group Co. Ltd. (South Korea)	5,079	150,112

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Shinsei Bank Ltd. (Japan)	2,400	$29,608
Turkiye Garanti Bankasi A/S (Turkey)*	18,357	25,719
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)*	6,245	5,897
VTB Bank PJSC (Russia)	195,890,000	99,982
Woori Financial Group, Inc. (South Korea)	8,722	78,378
Yes Bank Ltd. (India)*	112,525	27,764

		1,531,247

Beverages — 0.0%
Coca-Cola HBC AG (Switzerland)*	1,853	60,407

Building Products — 0.0%
Geberit AG (Switzerland)	92	58,074

Capital Markets — 0.6%
CI Financial Corp. (Canada)	4,100	50,827
Credit Suisse Group AG (Switzerland)	17,192	224,788
Hargreaves Lansdown PLC (United Kingdom)	1,872	39,176
Meritz Securities Co. Ltd. (South Korea)	31,322	105,992
NH Investment & Securities Co. Ltd. (South Korea)	5,522	57,645
Nomura Holdings, Inc. (Japan)	10,600	56,079
Partners Group Holding AG (Switzerland)	53	63,145
Reinet Investments SCA (Luxembourg)	429	8,065
Samsung Securities Co. Ltd. (South Korea)	1,551	58,049
Singapore Exchange Ltd. (Singapore)	12,600	88,676
UBS Group AG (Switzerland)	4,288	61,466

		813,908

Communications Equipment — 0.1%
Accton Technology Corp. (Taiwan)	7,000	78,860

Construction & Engineering — 0.1%
Daelim Industrial Co. Ltd. (South Korea)	1,095	84,213
GS Engineering & Construction Corp. (South Korea)	359	12,536

		96,749

Construction Materials — 0.1%
James Hardie Industries PLC, CDI*	2,994	88,436

Consumer Finance — 0.0%
Samsung Card Co. Ltd. (South Korea)	1,463	43,863

Containers & Packaging — 0.1%
Klabin SA (Brazil), UTS	12,700	64,848

Diversified Financial Services — 0.1%
Grupo de Inversiones Suramericana SA (Colombia)	1,990	14,674
Haci Omer Sabanci Holding A/S (Turkey)	22,952	35,513
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	6,800	32,705
ORIX Corp. (Japan)	2,700	41,511

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (cont’d.)
REC Ltd. (India)	18,955	$34,858

		159,261

Diversified Telecommunication Services — 0.5%
Elisa OYJ (Finland)	247	13,554
Nippon Telegraph & Telephone Corp. (Japan)	20,000	511,041
Proximus SADP (Belgium)	1,939	38,484
Telenor ASA (Norway)	2,931	50,082

		613,161

Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA (Brazil)	14,100	98,311
Chubu Electric Power Co., Inc. (Japan)	3,100	37,342
Endesa SA (Spain)	1,710	46,813
Enel SpA (Italy)	29,055	294,609
Energisa SA (Brazil), UTS	6,000	60,518
Equatorial Energia SA (Brazil)	14,200	63,400
Fortum OYJ (Finland)	18,648	450,826
Iberdrola SA (Spain)	4,867	69,550
Inter RAO UES PJSC (Russia)	341,000	24,751
PGE Polska Grupa Energetyczna SA (Poland)*	32,956	57,605
Power Grid Corp. of India Ltd. (India)	6,723	17,492
Red Electrica Corp. SA (Spain)	2,427	49,804
Terna Rete Elettrica Nazionale SpA (Italy)	7,269	55,608
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	6,100	16,079

		1,342,708

Electrical Equipment — 0.0%
ABB Ltd. (Switzerland)	2,083	59,074

Electronic Equipment, Instruments & Components — 0.4%
AU Optronics Corp. (Taiwan)*	109,000	54,575
Delta Electronics, Inc. (Taiwan)	9,000	84,585
Foxconn Technology Co. Ltd. (Taiwan)	17,000	32,396
Hon Hai Precision Industry Co. Ltd. (Taiwan)	30,000	98,425
Innolux Corp. (Taiwan)*	157,000	79,463
Synnex Technology International Corp. (Taiwan)	71,000	119,079
WPG Holdings Ltd. (Taiwan)	11,000	16,816
Yageo Corp. (Taiwan)	3,000	55,492
Zhen Ding Technology Holding Ltd. (Taiwan)	10,000	40,797

		581,628

Entertainment — 0.4%
Capcom Co. Ltd. (Japan)	1,000	65,101
CD Projekt SA (Poland)*	519	38,192
Nintendo Co. Ltd. (Japan)	100	63,809
Square Enix Holdings Co. Ltd. (Japan)	1,000	60,655
Vivendi SA (France)	7,320	236,202

		463,959

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.0%
Covivio (France)	53	$4,900
Gecina SA (France)	46	7,122
Klepierre SA (France)	196	4,419
Unibail-Rodamco-Westfield (France)	133	10,450

		26,891

Food & Staples Retailing — 0.6%
E-MART, Inc. (South Korea)	415	58,104
Empire Co. Ltd. (Canada) (Class A Stock)	1,900	51,929
Etablissements Franz Colruyt NV (Belgium)	164	9,720
George Weston Ltd. (Canada)	300	22,409
ICA Gruppen AB (Sweden)	969	48,461
Koninklijke Ahold Delhaize NV (Netherlands)	18,115	518,008
Loblaw Cos. Ltd. (Canada)	900	44,410
Metro, Inc. (Canada)	800	35,698

		788,739

Food Products — 0.1%
a2 Milk Co. Ltd. (The) (New Zealand)*	3,304	28,796
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	19,900	13,582
Nestle Malaysia Bhd (Malaysia)	900	31,054

		73,432

Gas Utilities — 0.1%
Enagas SA (Spain)	1,758	38,565
Naturgy Energy Group SA (Spain)	2,383	55,252
Osaka Gas Co. Ltd. (Japan)	400	8,206
Snam SpA (Italy)	12,207	68,902

		170,925

Health Care Equipment & Supplies — 1.2%
Asahi Intecc Co. Ltd. (Japan)	600	21,894
Coloplast A/S (Denmark) (Class B Stock)	276	41,960
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,054	48,682
Hartalega Holdings Bhd (Malaysia)	40,600	123,013
Hoya Corp. (Japan)	800	110,781
Koninklijke Philips NV (Netherlands)*	8,231	447,285
Kossan Rubber Industries (Malaysia)	78,400	88,091
Olympus Corp. (Japan)	3,000	65,673
Supermax Corp. Bhd (Malaysia)*	56,733	85,470
Sysmex Corp. (Japan)	600	72,353
Top Glove Corp. Bhd (Malaysia)	261,900	399,562

		1,504,764

Hotels, Restaurants & Leisure — 0.0%
Flutter Entertainment PLC (Ireland)*	279	56,926

Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)*	7,004	64,507
Berkeley Group Holdings PLC (United Kingdom)	1,813	117,374
Coway Co. Ltd. (South Korea)*	1,434	95,958

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Household Durables (cont’d.)
LG Electronics, Inc. (South Korea)	1,113	$138,866
Nien Made Enterprise Co. Ltd.
(Taiwan)	6,000	69,602
Persimmon PLC (United Kingdom)	2,463	93,422
Sharp Corp. (Japan)	4,700	71,328
Taylor Wimpey PLC (United Kingdom)*	27,502	62,644

		713,701

Household Products — 0.0%
Essity AB (Sweden) (Class B Stock)	1,276	41,084

Independent Power & Renewable Electricity Producers — 0.0%
Engie Brasil Energia SA (Brazil)	5,400	45,688

Industrial Conglomerates — 0.3%
Alfa SAB de CV (Mexico) (Class A Stock)	16,300	11,730
CITIC Ltd. (China)	38,000	26,950
CJ Corp. (South Korea)	480	40,761
CK Hutchison Holdings Ltd. (United Kingdom)	1,500	10,463
Hanwha Corp. (South Korea)	2,460	64,172
Jardine Matheson Holdings Ltd. (Hong Kong)	1,900	106,339
KOC Holding A/S (Turkey)	23,650	67,365
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	5,491	5,420

		333,200

Insurance — 0.7%
Ageas SA/NV (Belgium)	956	50,997
AXA SA (France)	2,430	58,600
BB Seguridade Participacoes SA (Brazil)	5,400	30,912
DB Insurance Co. Ltd. (South Korea)	344	13,860
Direct Line Insurance Group PLC (United Kingdom)	11,781	51,489
Fairfax Financial Holdings Ltd. (Canada)	300	102,251
Great-West Lifeco, Inc. (Canada)	2,500	59,608
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	2,515	52,760
iA Financial Corp., Inc. (Canada)	1,400	60,690
Intact Financial Corp. (Canada)	400	47,363
Japan Post Insurance Co. Ltd. (Japan)	3,400	69,763
Manulife Financial Corp. (Canada)	3,600	64,058
NN Group NV (Netherlands)	1,362	59,383
Old Mutual Ltd. (South Africa)	30,651	24,859
Power Corp. of Canada (Canada)	5,000	114,816
SCOR SE (France)*	1,190	38,506
Sun Life Financial, Inc. (Canada)	1,200	53,358

		953,273

Interactive Media & Services — 0.0%
Auto Trader Group PLC (United Kingdom), 144A	2,445	19,968

Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd. (China), ADR*	200	46,546

COMMON STOCKS (continued)	Shares	Value
IT Services — 1.7%
Fujitsu Ltd. (Japan)	800	$115,762
HCL Technologies Ltd. (India)	42,341	550,338
Infosys Ltd. (India)	8,959	154,192
Itochu Techno-Solutions Corp. (Japan)	2,100	74,968
Larsen & Toubro Infotech Ltd. (India), 144A	892	44,772
NEC Corp. (Japan)	1,000	53,676
Nomura Research Institute Ltd. (Japan)	8,300	297,022
Obic Co. Ltd. (Japan)	200	40,199
Otsuka Corp. (Japan)	1,200	63,304
Tata Consultancy Services Ltd. (India)	3,703	145,345
Tech Mahindra Ltd. (India)	11,674	155,972
Wipro Ltd. (India)	88,109	466,648

		2,162,198

Machinery — 0.1%
Epiroc AB (Sweden) (Class B Stock)	1,008	16,960
Kone OYJ (Finland) (Class B Stock)	235	19,088
Schindler Holding AG (Switzerland)	124	33,831
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class H Stock)	3,200	3,864

		73,743

Marine — 0.4%
AP Moller—Maersk A/S (Denmark) (Class A Stock)	40	83,129
AP Moller—Maersk A/S (Denmark) (Class B Stock)	190	425,678
MISC Bhd (Malaysia)	4,600	7,856

		516,663

Media — 0.1%
CyberAgent, Inc. (Japan)	300	20,714
Publicis Groupe SA (France)	1,543	77,189

		97,903

Metals & Mining — 2.2%
Alrosa PJSC (Russia)	66,240	88,204
BHP Group Ltd. (Australia)	2,039	66,634
BHP Group PLC (Australia)	2,482	65,420
BlueScope Steel Ltd. (Australia)	6,240	83,949
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	82,857	166,777
Evolution Mining Ltd. (Australia)	11,362	43,408
Evraz PLC (Russia)	31,132	200,502
Fortescue Metals Group Ltd. (Australia)	32,003	580,375
Kumba Iron Ore Ltd. (South Africa)	2,012	85,632
MMC Norilsk Nickel PJSC (Russia)	1,024	328,866
Newcrest Mining Ltd. (Australia)	2,232	44,192
Novolipetskiy Metallurgicheskiy Kombinat PAO (Russia)	38,670	109,357
Polyus PJSC (Russia)	1,278	264,766
Rio Tinto Ltd. (Australia)	1,612	142,169
Rio Tinto PLC (Australia)	1,857	139,294
Severstal PJSC (Russia)	18,682	332,723
South32 Ltd. (Australia)	30,853	58,916

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Vale SA (Brazil)	4,400	$73,394

		2,874,578

Multiline Retail — 0.1%
Next PLC (United Kingdom)*	605	58,805
Wesfarmers Ltd. (Australia)	2,907	113,246

		172,051

Oil, Gas & Consumable Fuels — 0.2%
Adaro Energy Tbk PT (Indonesia)	308,600	31,506
Ecopetrol SA (Colombia)	41,201	26,565
OMV AG (Austria)	2,051	82,864
Repsol SA (Spain)	6,595	66,833
Tatneft PJSC (Russia)	955	6,625
United Tractors Tbk PT (Indonesia)	14,100	26,769

		241,162

Personal Products — 0.0%
Unilever PLC (United Kingdom)	1,012	60,961

Pharmaceuticals — 1.3%
Astellas Pharma, Inc. (Japan)	3,100	47,894
AstraZeneca PLC (United Kingdom)	685	69,328
Chugai Pharmaceutical Co. Ltd. (Japan)	1,000	53,435
Dr. Reddy’s Laboratories Ltd. (India)	926	66,226
GlaxoSmithKline PLC (United Kingdom)	16,107	296,215
Hikma Pharmaceuticals PLC (Jordan)	3,331	114,946
Novartis AG (Switzerland)	1,252	118,432
Novo Nordisk A/S (Denmark) (Class B Stock)	829	57,559
Orion OYJ (Finland) (Class B Stock)	7,863	361,001
Richter Gedeon Nyrt (Hungary)	1,973	49,461
Roche Holding AG (Switzerland)	1,027	359,459
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	5,425	52,351

		1,646,307

Professional Services — 0.2%
Randstad NV (Netherlands)*	1,843	120,861
RELX PLC (United Kingdom)	1,258	30,793
Wolters Kluwer NV (Netherlands)	1,197	102,310

		253,964

Real Estate Management & Development — 0.8%
Agile Group Holdings Ltd. (China)	74,000	98,840
Aldar Properties PJSC (United Arab Emirates)	81,138	69,733
China Aoyuan Group Ltd. (China)	6,000	5,859
China Evergrande Group (China)	13,000	25,027
CIFI Holdings Group Co. Ltd. (China)	58,000	49,281
CK Asset Holdings Ltd. (Hong Kong)	9,000	46,171
Emaar Properties PJSC (United Arab Emirates)*	61,817	59,603
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	38,800	50,031
Hang Lung Properties Ltd. (Hong Kong)	15,000	39,745

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (cont’d.)
Henderson Land Development Co. Ltd. (Hong Kong)	6,900	$26,954
Hongkong Land Holdings Ltd. (Hong Kong)	2,700	11,171
Kaisa Group Holdings Ltd. (China)*	85,000	42,178
KWG Group Holdings Ltd. (China)	42,000	57,528
Logan Group Co. Ltd. (China)	31,000	51,107
New World Development Co. Ltd. (Hong Kong)	5,000	23,301
Sino Land Co. Ltd. (Hong Kong)	8,000	10,405
Sun Hung Kai Properties Ltd. (Hong Kong)	2,000	25,821
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	21,000	116,527
Swire Properties Ltd. (Hong Kong)	8,400	24,455
Wharf Holdings Ltd. (The) (Hong Kong)	22,000	59,193
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	15,000	78,186
Yuexiu Property Co. Ltd. (China)	92,000	18,565

		989,681

Road & Rail — 0.1%
Canadian National Railway Co. (Canada)	600	65,963
Canadian Pacific Railway Ltd. (Canada)	300	104,061

		170,024

Semiconductors & Semiconductor Equipment — 1.6%
ASE Technology Holding Co. Ltd. (Taiwan)	22,000	63,864
ASMedia Technology, Inc. (Taiwan)	1,000	56,390
Globalwafers Co. Ltd. (Taiwan)	5,000	126,669
MediaTek, Inc. (Taiwan)	4,000	106,869
Nanya Technology Corp. (Taiwan)	20,000	62,019
Novatek Microelectronics Corp. (Taiwan)	35,000	461,408
Phison Electronics Corp. (Taiwan)	9,000	106,795
Powertech Technology, Inc. (Taiwan)	29,000	98,195
Realtek Semiconductor Corp. (Taiwan)	8,000	111,707
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,000	132,230
Tokyo Electron Ltd. (Japan)	200	74,694
United Microelectronics Corp. (Taiwan)	282,000	474,977
Vanguard International Semiconductor Corp. (Taiwan)	17,000	70,459
Win Semiconductors Corp. (Taiwan)	6,000	74,016
Winbond Electronics Corp. (Taiwan)	60,000	62,462

		2,082,754

Software — 0.1%
Oracle Corp. (Japan)	500	65,190
Trend Micro, Inc. (Japan)*	1,000	57,614

		122,804

Specialty Retail — 0.2%
Industria de Diseno Textil SA (Spain)	1,646	52,543

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (cont’d.)
JD Sports Fashion PLC (United Kingdom)*	5,457	$64,179
Kingfisher PLC (United Kingdom)*	29,249	108,155

		224,877

Technology Hardware, Storage & Peripherals — 0.6%
Acer, Inc. (Taiwan)	53,000	44,812
Advantech Co. Ltd. (Taiwan)	8,798	109,427
Asustek Computer, Inc. (Taiwan)	13,000	116,111
Catcher Technology Co. Ltd. (Taiwan)	7,000	51,527
Chicony Electronics Co. Ltd. (Taiwan)	17,000	52,190
Compal Electronics, Inc. (Taiwan)	80,000	59,018
Inventec Corp. (Taiwan)	69,000	58,964
Lite-On Technology Corp. (Taiwan)	46,000	81,592
Micro-Star International Co. Ltd. (Taiwan)	14,000	66,242
Pegatron Corp. (Taiwan)	25,000	59,979
Quanta Computer, Inc. (Taiwan)	22,000	63,368
Wistron Corp. (Taiwan)	56,000	61,951

		825,181

Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group PLC (United Kingdom)*	3,996	98,090
Feng TAY Enterprise Co. Ltd. (Taiwan)	7,200	51,031
Pou Chen Corp. (Taiwan)	80,000	89,407

		238,528

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	1,253	46,602
Imperial Brands PLC (United Kingdom)	2,988	63,066
Swedish Match AB (Sweden)	5,004	388,728

		498,396

Trading Companies & Distributors — 0.1%
ITOCHU Corp. (Japan)	1,900	54,669
Marubeni Corp. (Japan)	5,800	38,659

		93,328

Transportation Infrastructure — 0.0%
International Container Terminal Services, Inc. (Philippines)	14,270	36,624

Water Utilities — 0.0%
Cia de Saneamento Basico do Estadode Sao Paulo (Brazil)	3,900	33,375

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	3,700	109,989
SoftBank Corp. (Japan)	13,600	170,305
SoftBank Group Corp. (Japan)	1,600	125,294
Turkcell Iletisim Hizmetleri A/S (Turkey)	12,050	26,179

		431,767

TOTAL COMMON STOCKS (cost $21,963,150)		25,971,729

EXCHANGE-TRADED FUNDS — 25.3%
Financial Select Sector SPDR Fund	37,000	1,090,760

EXCHANGE-TRADED FUNDS (continued)	Shares	Value
Franklin LibertyQ Emerging Markets ETF	28,000	$821,282
Invesco QQQ Trust Series 1	15,660	4,913,168
iShares 10-20 Year Treasury Bond ETF	1,600	254,752
iShares 1-3 Year Treasury Bond ETF	19,900	1,718,962
iShares 20+ Year Treasury Bond ETF	4,400	694,012
iShares 3-7 Year Treasury Bond ETF	14,800	1,968,104
iShares 7-10 Year Treasury Bond ETF	4,100	491,795
iShares Core S&P 500 ETF	15,100	5,668,389
iShares Core U.S. Aggregate Bond ETF	37,300	4,408,487
iShares MSCI EAFE ETF	62,400	4,552,704
iShares MSCI Emerging Markets ETF	27,100	1,400,257
iShares Russell 2000 ETF	20,600	4,038,836
SPDR S&P Biotech ETF	3,100	436,418
Technology Select Sector SPDR Fund	4,600	598,092

TOTAL EXCHANGE-TRADED FUNDS (cost $28,712,515)		33,056,018

PREFERRED STOCKS — 0.2%
Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	799	66,200

Electric Utilities — 0.2%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	10,600	74,722
Cia Energetica de Minas Gerais (Brazil) (PRFC)	31,847	89,819
Cia Paranaense de Energia (Brazil) (PRFC B)	4,500	65,010

		229,551

TOTAL PREFERRED STOCKS (cost $264,926)		295,751

TOTAL LONG-TERM INVESTMENTS (cost $78,156,419)		91,516,843

SHORT-TERM INVESTMENTS — 30.1%

AFFILIATED MUTUAL FUNDS — 27.8%
PGIM Core Ultra Short Bond Fund(w)	36,383,500	36,383,500
PGIM Institutional Money Market Fund (cost $56,227; includes $56,224 ofcash collateral for securities onloan)(b)(w)	56,255	56,226

TOTAL AFFILIATED MUTUAL FUNDS (cost $36,439,727)		36,439,726

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 2.3%
U.S. Treasury Bills
0.076%	03/18/21	2,950	$2,949,591

(cost $ 2,949,525)
TOTAL SHORT-TERM INVESTMENTS
(cost $ 39,389,252)			39,389,317

TOTAL INVESTMENTS — 100.0%
(cost $ 117,545,671)			130,906,160
Liabilities in excess of other assets(z) — (0.0)%			(55,236)

NET ASSETS — 100.0%			$130,850,924

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,142; cash collateral of $56,224 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
4	Mini MSCI EAFE Index	Mar. 2021	$426,160	$5,011
206	S&P 500 E-Mini Index	Mar. 2021	38,612,640	974,557

				$979,568

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$2,949,591

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$68,633,071	$—	$—
Common Stocks
Aerospace & Defense	—	48,636	—
Air Freight & Logistics	—	670,347	—
Airlines	33,988	62,095	—
Auto Components	2,162	127,028	—
Automobiles	—	349,284	—

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Banks	$—	$1,531,247	$—
Beverages	—	60,407	—
Building Products	—	58,074	—
Capital Markets	50,827	763,081	—
Communications Equipment	—	78,860	—
Construction & Engineering	—	96,749	—
Construction Materials	—	88,436	—
Consumer Finance	—	43,863	—
Containers & Packaging	—	64,848	—
Diversified Financial Services	—	159,261	—
Diversified Telecommunication Services	—	613,161	—
Electric Utilities	—	1,342,708	—
Electrical Equipment	—	59,074	—
Electronic Equipment, Instruments & Components	—	581,628	—
Entertainment	—	463,959	—
Equity Real Estate Investment Trusts (REITs)	—	26,891	—
Food & Staples Retailing	154,446	634,293	—
Food Products	—	73,432	—
Gas Utilities	—	170,925	—
Health Care Equipment & Supplies	—	1,504,764	—
Hotels, Restaurants & Leisure	—	56,926	—
Household Durables	—	713,701	—
Household Products	—	41,084	—
Independent Power & Renewable Electricity Producers	—	45,688	—
Industrial Conglomerates	11,730	321,470	—
Insurance	502,144	451,129	—
Interactive Media & Services	—	19,968	—
Internet & Direct Marketing Retail	46,546	—	—
IT Services	—	2,162,198	—
Machinery	—	73,743	—
Marine	—	516,663	—
Media	—	97,903	—
Metals & Mining	—	2,874,578	—
Multiline Retail	—	172,051	—
Oil, Gas & Consumable Fuels	—	241,162	—
Personal Products	—	60,961	—
Pharmaceuticals	52,351	1,593,956	—
Professional Services	—	253,964	—
Real Estate Management & Development	—	989,681	—
Road & Rail	170,024	—	—
Semiconductors & Semiconductor Equipment	—	2,082,754	—
Software	—	122,804	—
Specialty Retail	—	224,877	—
Technology Hardware, Storage & Peripherals	—	825,181	—
Textiles, Apparel & Luxury Goods	—	238,528	—
Tobacco	—	498,396	—
Trading Companies & Distributors	—	93,328	—
Transportation Infrastructure	—	36,624	—
Water Utilities	—	33,375	—
Wireless Telecommunication Services	—	431,767	—
Exchange-Traded Funds	33,056,018	—	—
Preferred Stocks
Automobiles	—	66,200	—
Electric Utilities	—	229,551	—
U.S. Treasury Obligation	—	2,949,591	—

Total	$102,713,307	$28,192,853	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$979,568	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (0.0% represents investments purchased with collateral from securities on loan)	52.4%
Exchange-Traded Funds	25.3
U.S. Treasury Obligation	2.3
Metals & Mining	2.2
IT Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Pharmaceuticals	1.3
Electric Utilities	1.2
Banks	1.2
Health Care Equipment & Supplies	1.2
Real Estate Management & Development	0.8
Insurance	0.7
Technology Hardware, Storage & Peripherals	0.6
Capital Markets	0.6
Food & Staples Retailing	0.6
Household Durables	0.5
Air Freight & Logistics	0.5
Diversified Telecommunication Services	0.5
Electronic Equipment, Instruments & Components	0.4
Marine	0.4
Tobacco	0.4
Entertainment	0.4
Wireless Telecommunication Services	0.3
Automobiles	0.3
Industrial Conglomerates	0.3
Professional Services	0.2
Oil, Gas & Consumable Fuels	0.2
Textiles, Apparel & Luxury Goods	0.2
Specialty Retail	0.2
Multiline Retail	0.1
Gas Utilities	0.1
Road & Rail	0.1
Diversified Financial Services	0.1
Auto Components	0.1
Software	0.1
Media	0.1
Construction & Engineering	0.1
Airlines	0.1
Trading Companies & Distributors	0.1
Construction Materials	0.1
Communications Equipment	0.1
Machinery	0.1
Food Products	0.1
Containers & Packaging	0.1
Personal Products	0.0	*
Beverages	0.0	*
Electrical Equipment	0.0	*

Building Products	0.0	*%
Hotels, Restaurants & Leisure	0.0	*
Aerospace & Defense	0.0	*
Internet & Direct Marketing Retail	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Consumer Finance	0.0	*
Household Products	0.0	*
Transportation Infrastructure	0.0	*
Water Utilities	0.0	*
Equity Real Estate Investment Trusts (REITs)	0.0	*
Interactive Media & Services	0.0	*

	100.0
Liabilities in excess of other assets	0.0	*

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$979,568	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$2,071	$2,220,487

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$990,651

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$12,012,810	$672,120

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$53,142	$(53,142)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $53,142:
Affiliated investments (cost $63,655,555)	$68,633,071
Unaffiliated investments (cost $53,890,116)	62,273,089
Foreign currency, at value (cost $26,265)	26,930
Due from broker-variation margin futures	249,940
Dividends and interest receivable	98,274
Tax reclaim receivable	52,549
Receivable from affiliate	3,758
Prepaid expenses and other assets	4,231

Total Assets	131,341,842

LIABILITIES
Payable for Portfolio shares purchased	153,992
Foreign capital gains tax liability accrued	102,170
Custodian and accounting fees payable	68,988
Payable to broker for collateral for securities on loan	56,224
Management fee payable	31,038
Audit fee payable	29,600
Payable to affiliate	27,988
Accrued expenses and other liabilities	16,868
Distribution fee payable	2,689
Trustees’ fees payable	960
Affiliated transfer agent fee payable	401

Total Liabilities	490,918

NET ASSETS	$130,850,924

Net assets were comprised of:
Partners’ Equity	$130,850,924

Net asset value and redemption price per share, $130,850,924 / 8,421,993 outstanding shares of beneficial interest	$15.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $87,968 foreign withholding tax, of which $14,139 is reimbursable by an affiliate)	$1,243,240
Affiliated dividend income	119,834
Affiliated income from securities lending, net	376
Interest income	252

Total income	1,363,702

EXPENSES
Management fee	928,724
Distribution fee	278,493
Custodian and accounting fees	203,785
Audit fee	29,926
Legal fees and expenses	24,105
Trustees’ fees	10,950
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	4,710
Miscellaneous	41,827

Total expenses	1,529,556
Less: Fee waiver and/or expense reimbursement	(564,953)
Distribution fee waiver	(105,234)

Net expenses	859,369

NET INVESTMENT INCOME (LOSS)	504,333

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,171,392) (net of foreign capital gains taxes $(39,337))	7,688,380
Affiliated net capital gain distributions received	3,222
Futures transactions	2,220,487
Foreign currency transactions	(13,269)

9,898,820

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,940,851)) (net of change in foreign capital gains taxes $(42,842))	1,603,573
Futures	990,651
Foreign currencies	5,554

2,599,778

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	12,498,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,002,931

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$504,333	$568,532
Net realized gain (loss) on investment and foreign currency transactions	9,895,598	1,877,889
Net capital gain distributions received	3,222	54,962
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,599,778	9,921,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,002,931	12,423,190

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [825,977 and 686,966 shares, respectively]	11,339,801	9,276,404
Portfolio shares issued in merger [1,814,358 and 0 shares, respectively]	23,133,070	—
Portfolio shares purchased [913,948 and 683,165 shares, respectively]	(12,316,011)	(9,230,909)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	22,156,860	45,495

CAPITAL CONTRIBUTIONS	—	34

TOTAL INCREASE (DECREASE)	35,159,791	12,468,719
NET ASSETS:
Beginning of year	95,691,133	83,222,414

End of year	$130,850,924	$95,691,133

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS — 96.7%	Shares	Value
Australia — 7.4%
Afterpay Ltd.*	16,562	$1,522,702
AGL Energy Ltd.	85,400	787,592
Australia & New Zealand Banking Group Ltd.	216,388	3,806,301
BHP Group Ltd.	235,894	7,708,939
BHP Group PLC	399,545	10,531,087
Brambles Ltd.	119,960	986,281
Coles Group Ltd.	108,937	1,527,513
Commonwealth Bank of Australia	69,955	4,449,352
Computershare Ltd.	46,700	527,620
Fortescue Metals Group Ltd.	739,867	13,417,495
Goodman Group, REIT	657,997	9,590,172
Magellan Financial Group Ltd.	156,088	6,502,710
Newcrest Mining Ltd.	36,309	718,901
REA Group Ltd.	4,820	556,527
Rio Tinto Ltd.	30,333	2,675,188
Rio Tinto PLC	207,176	15,540,299
Santos Ltd.	165,926	804,737
SEEK Ltd.	26,397	583,696
Sonic Healthcare Ltd.	106,262	2,633,756
Stockland, REIT	2,384,784	7,722,291
Tabcorp Holdings Ltd.	168,978	510,336
Wesfarmers Ltd.	91,815	3,576,761

		96,680,256

Austria — 0.4%
ANDRITZ AG	11,680	534,137
OMV AG	100,638	4,065,968
Raiffeisen Bank International AG*	25,685	527,903

		5,128,008

Belgium — 0.6%
Ageas SA/NV	93,900	5,008,988
Etablissements Franz Colruyt NV	10,000	592,716
Groupe Bruxelles Lambert SA	9,356	945,400
Proximus SADP	23,840	473,158
Telenet Group Holding NV	13,016	560,257

		7,580,519

Brazil — 0.2%
Yara International ASA	63,007	2,637,564

Chile — 0.1%
Antofagasta PLC	31,671	622,393

China — 1.0%
BOC Hong Kong Holdings Ltd.	350,500	1,063,978
Prosus NV*	37,969	4,135,564
Wilmar International Ltd.	2,295,500	8,101,925

		13,301,467

Denmark — 2.3%
AP Moller - Maersk A/S (Class B Stock)	2,994	6,707,779
Carlsberg A/S (Class B Stock)	24,439	3,893,208
Danske Bank A/S*	57,946	952,349
GN Store Nord A/S	7,084	568,013
Novo Nordisk A/S (Class B Stock)	144,324	10,020,696
Pandora A/S	30,899	3,472,781

COMMON STOCKS (continued)	Shares	Value
Denmark (cont’d.)
Tryg A/S	14,700	$460,824
Vestas Wind Systems A/S	15,523	3,674,105

		29,749,755

Finland — 2.3%
Fortum OYJ	371,509	8,981,442
Kesko OYJ (Class B Stock)	23,232	598,727
Kone OYJ (Class B Stock)	83,121	6,751,471
Neste OYJ	80,463	5,826,165
Nordea Bank Abp*	255,438	2,099,122
Orion OYJ (Class B Stock)	88,550	4,065,453
Sampo OYJ (Class A Stock)	36,307	1,536,615

		29,858,995

France — 8.5%
BioMerieux	3,423	483,383
BNP Paribas SA*	242,622	12,844,292
Bouygues SA	69,111	2,843,138
Capgemini SE	22,293	3,471,489
Cie de Saint-Gobain*	41,725	1,925,178
Cie Generale des Etablissements Michelin SCA	30,230	3,884,298
Credit Agricole SA*	93,618	1,194,389
Danone SA	48,666	3,203,223
Gecina SA, REIT	3,762	582,465
Klepierre SA, REIT(a)	326,941	7,371,049
La Francaise des Jeux SAEM, 144A	35,825	1,649,522
Legrand SA	20,664	1,852,027
L’Oreal SA	9,521	3,620,831
LVMH Moet Hennessy Louis Vuitton SE	13,129	8,196,041
Orange SA	229,971	2,737,114
Peugeot SA*	383,995	10,559,700
Publicis Groupe SA	118,649	5,935,425
Sanofi	161,579	15,630,493
Sartorius Stedim Biotech	2,270	811,456
Schneider Electric SE	64,878	9,418,082
SEB SA	7,911	1,441,637
Teleperformance	3,055	1,020,324
TOTAL SE	201,639	8,700,216
Vivendi SA	66,284	2,138,856

		111,514,628

Germany — 8.1%
Allianz SE	32,437	7,962,571
BASF SE	48,721	3,848,087
Bayer AG	36,623	2,164,556
Bayerische Motoren Werke AG	26,312	2,356,219
Bechtle AG	2,300	503,372
Brenntag AG	109,071	8,471,094
Continental AG	8,397	1,248,700
Covestro AG, 144A	14,124	876,023
Daimler AG	183,335	13,006,584
Deutsche Post AG	237,273	11,957,170
Deutsche Telekom AG	266,861	4,901,501
Deutsche Wohnen SE	27,624	1,478,713
Evonik Industries AG	16,241	531,114

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
Fresenius Medical Care AG & Co. KGaA	100,332	$8,500,756
Fresenius SE & Co. KGaA	199,192	9,375,239
GEA Group AG	13,500	484,689
HeidelbergCement AG	131,354	10,037,277
HelloFresh SE*	12,093	935,934
Henkel AG & Co. KGaA	8,069	778,370
Knorr-Bremse AG	5,900	806,607
LANXESS AG	7,820	601,964
SAP SE	24,002	3,182,992
Siemens AG	41,776	6,107,669
United Internet AG	22,553	950,036
Vonovia SE	41,667	3,051,589
Zalando SE, 144A*	12,006	1,353,991

		105,472,817

Hong Kong — 2.0%
AIA Group Ltd.	254,400	3,132,739
CK Asset Holdings Ltd.	206,500	1,059,358
CK Infrastructure Holdings Ltd.	395,000	2,119,044
Henderson Land Development Co. Ltd.	290,000	1,132,869
Hong Kong Exchanges & Clearing Ltd.	83,500	4,594,139
Power Assets Holdings Ltd.	108,500	587,085
Sino Land Co. Ltd.	1,216,000	1,581,510
Techtronic Industries Co. Ltd.	262,500	3,758,884
WH Group Ltd., 144A	9,269,000	7,788,590
Xinyi Glass Holdings Ltd.	210,000	586,497

		26,340,715

Ireland — 0.2%
Flutter Entertainment PLC*	7,027	1,433,769
Kingspan Group PLC*	12,552	882,694
Smurfit Kappa Group PLC	18,414	859,539

		3,176,002

Israel — 0.7%
Check Point Software Technologies Ltd.*(a)	71,300	9,476,483

Italy — 1.8%
Assicurazioni Generali SpA	87,172	1,522,069
DiaSorin SpA	2,552	531,160
Enel SpA	660,851	6,700,828
Intesa Sanpaolo SpA*	1,606,337	3,764,655
Mediobanca Banca di Credito Finanziario SpA*	832,759	7,707,082
Poste Italiane SpA, 144A	49,857	508,316
Snam SpA	484,607	2,735,353

		23,469,463

Japan — 25.2%
AGC, Inc.	15,400	537,753
Alfresa Holdings Corp.	24,400	446,576
Amada Co. Ltd.	48,300	530,732
Aozora Bank Ltd.	27,300	503,374
Astellas Pharma, Inc.	154,600	2,388,539
Brother Industries Ltd.	76,400	1,573,616
Chiba Bank Ltd. (The)	584,800	3,228,748
Chubu Electric Power Co., Inc.	53,000	638,432

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Chugai Pharmaceutical Co. Ltd.	146,900	$7,849,604
Dai Nippon Printing Co. Ltd.	103,800	1,866,100
Electric Power Development Co. Ltd.	217,800	3,005,148
ENEOS Holdings, Inc.	899,400	3,222,194
FANUC Corp.	2,000	493,516
Fuji Electric Co. Ltd.	14,700	529,517
FUJIFILM Holdings Corp.	29,600	1,559,098
Fujitsu Ltd.	71,000	10,273,857
GMO Payment Gateway, Inc.	11,300	1,515,631
Hikari Tsushin, Inc.	9,700	2,274,560
Hirose Electric Co. Ltd.	3,300	500,637
Hitachi Ltd.	71,700	2,826,888
Hoya Corp.	30,400	4,209,672
Iida Group Holdings Co. Ltd.	134,300	2,714,523
Inpex Corp.	89,800	484,837
ITOCHU Corp.	105,700	3,041,313
Japan Post Bank Co. Ltd.	63,000	516,456
Japan Post Holdings Co. Ltd.	129,300	1,007,492
Japan Post Insurance Co. Ltd.	315,500	6,473,592
Japan Real Estate Investment Corp., REIT	117	676,717
Japan Retail Fund Investment Corp., REIT	358	652,084
Japan Tobacco, Inc.	484,600	9,871,291
Kajima Corp.	37,500	502,361
Kansai Electric Power Co., Inc. (The)	652,400	6,156,868
KDDI Corp.	237,700	7,066,063
Kirin Holdings Co. Ltd.	65,800	1,551,518
Kubota Corp.	82,800	1,808,484
Kurita Water Industries Ltd.	17,400	666,093
Lixil Corp.	23,100	499,868
M3, Inc.	31,800	3,007,326
Makita Corp.	17,600	881,789
Marubeni Corp.	469,200	3,127,364
McDonald’s Holdings Co. Japan Ltd.	39,700	1,925,323
Mebuki Financial Group, Inc.	1,085,900	2,134,711
Medipal Holdings Corp.	153,500	2,881,145
MEIJI Holdings Co. Ltd.	8,400	591,070
MINEBEA MITSUMI, Inc.	29,700	589,927
Mitsubishi Corp.	107,000	2,639,487
Mitsubishi Estate Co. Ltd.	89,000	1,427,227
Mitsubishi Gas Chemical Co., Inc.	29,400	675,794
Mitsubishi UFJ Financial Group, Inc.	985,600	4,356,693
Mitsui & Co. Ltd.	538,700	9,879,245
Mitsui Chemicals, Inc.	18,400	541,704
Mizuho Financial Group, Inc.	325,330	4,132,026
MonotaRO Co. Ltd.	10,200	519,505
Murata Manufacturing Co. Ltd.	144,000	13,011,699
Nabtesco Corp.	11,700	514,264
NEC Corp.	20,900	1,121,826
NGK Spark Plug Co. Ltd.	25,200	430,402
NH Foods Ltd.	10,500	462,568
Nihon M&A Center, Inc.	18,400	1,232,804
Nintendo Co. Ltd.	23,800	15,186,592
Nippon Building Fund, Inc., REIT	102	591,313
Nippon Telegraph & Telephone Corp.	228,400	5,836,086
Nippon Yusen KK	93,600	2,182,942
Nitori Holdings Co. Ltd.	10,400	2,179,552
Nitto Denko Corp.	13,200	1,182,021

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Nomura Holdings, Inc.	1,534,500	$8,118,300
Nomura Research Institute Ltd.	25,900	926,852
Obayashi Corp.	274,400	2,367,440
Obic Co. Ltd.	13,200	2,653,144
Ono Pharmaceutical Co. Ltd.	76,100	2,293,345
Orix JREIT, Inc., REIT	1,499	2,475,849
Otsuka Corp.	33,900	1,788,346
Otsuka Holdings Co. Ltd.	154,500	6,614,469
Renesas Electronics Corp.*	63,800	671,761
Resona Holdings, Inc.	301,600	1,053,268
Rinnai Corp.	11,600	1,348,333
Rohm Co. Ltd.	7,200	700,063
Secom Co. Ltd.	37,200	3,432,756
Sekisui House Ltd.	49,100	999,313
Seven & i Holdings Co. Ltd.	62,400	2,212,843
SG Holdings Co. Ltd.	195,000	5,322,914
Shimamura Co. Ltd.	6,400	672,305
Shimano, Inc.	21,500	5,023,093
Shin-Etsu Chemical Co. Ltd.	28,700	5,024,020
Shionogi & Co. Ltd.	47,700	2,608,306
SMC Corp.	4,600	2,810,007
SoftBank Corp.	607,000	7,601,102
SoftBank Group Corp.	126,000	9,866,870
Sompo Holdings, Inc.	26,800	1,083,892
Sony Corp.	181,200	18,226,405
Sumitomo Metal Mining Co. Ltd.	16,800	749,711
Sumitomo Mitsui Financial Group, Inc.	99,800	3,079,310
Sumitomo Mitsui Trust Holdings, Inc.	27,600	849,637
Sumitomo Realty & Development Co. Ltd.	23,800	732,614
Suzuken Co. Ltd.	23,200	838,851
T&D Holdings, Inc.	263,300	3,112,614
Taiheiyo Cement Corp.	32,800	819,915
Taisei Corp.	61,200	2,105,624
TDK Corp.	10,600	1,600,503
TIS, Inc.	25,200	515,629
Tohoku Electric Power Co., Inc.	183,800	1,513,381
Tokyo Electron Ltd.	37,900	14,154,573
Tosoh Corp.	323,000	5,053,995
Toyo Suisan Kaisha Ltd.	8,800	428,432
Toyota Industries Corp.	12,000	953,694
Toyota Motor Corp.	147,100	11,345,997
Toyota Tsusho Corp.	16,800	683,241
Trend Micro, Inc.*	9,900	570,375
Unicharm Corp.	33,000	1,564,887
Yamada Holdings Co. Ltd.	86,100	458,046
Yamato Holdings Co. Ltd.	156,300	3,984,909
ZOZO, Inc.	24,000	592,401

		328,509,492

Jordan — 0.3%
Hikma Pharmaceuticals PLC	116,916	4,034,510

Netherlands — 3.2%
Adyen NV, 144A*	1,476	3,443,896
Akzo Nobel NV	6,750	726,927
ASML Holding NV	17,064	8,386,747
Koninklijke Ahold Delhaize NV	340,779	9,744,761
Koninklijke Vopak NV	9,080	479,105

COMMON STOCKS (continued)	Shares	Value
Netherlands (cont’d.)
NN Group NV	212,173	$9,250,800
Randstad NV*	10,098	662,207
Royal Dutch Shell PLC (Class A Stock)	323,046	5,708,735
Royal Dutch Shell PLC (Class B Stock)	121,415	2,079,530
Wolters Kluwer NV	22,161	1,894,149

		42,376,857

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	48,367	1,146,355
Xero Ltd.*	9,789	1,115,419

		2,261,774

Norway — 0.6%
DNB ASA*	150,080	2,911,260
Equinor ASA	202,167	3,403,233
Orkla ASA	137,320	1,395,241

		7,709,734

Singapore — 1.4%
DBS Group Holdings Ltd.	608,600	11,554,384
Oversea-Chinese Banking Corp. Ltd.	595,500	4,533,796
Singapore Exchange Ltd.	73,600	517,983
United Overseas Bank Ltd.	95,200	1,628,043

		18,234,206

South Africa — 0.7%
Anglo American PLC	288,137	9,596,705

Spain — 1.6%
ACS Actividades de Construccion y Servicios SA	135,238	4,499,027
Enagas SA	18,094	396,930
Endesa SA	25,384	694,909
Iberdrola SA	863,859	12,344,642
Naturgy Energy Group SA	120,235	2,787,754
Red Electrica Corp. SA	26,060	534,769

		21,258,031

Sweden — 4.7%
Atlas Copco AB (Class B Stock)	31,751	1,418,157
Boliden AB	21,712	772,313
Electrolux AB (Class B Stock)	22,680	527,792
Epiroc AB (Class A Stock)	266,014	4,812,639
Epiroc AB (Class B Stock)	32,252	542,652
Essity AB (Class B Stock)	51,660	1,663,313
Evolution Gaming Group AB, 144A	116,039	11,834,029
Hexagon AB (Class B Stock)	23,071	2,107,346
Husqvarna AB (Class B Stock)	547,668	7,113,748
Investment AB Latour (Class B Stock)	17,580	427,658
Kinnevik AB (Class B Stock)*	15,360	780,258
Lundin Energy AB	205,448	5,565,806
Sandvik AB*	91,715	2,254,325
Securitas AB (Class B Stock)	27,580	445,569
Skandinaviska Enskilda Banken AB (Class A Stock)*	130,554	1,348,749
Skanska AB (Class B Stock)	26,460	675,552
SKF AB (Class B Stock)	27,759	721,385
Svenska Handelsbanken AB (Class A Stock)*	125,168	1,259,864

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Sweden (cont’d.)
Swedbank AB (Class A Stock)*	495,090	$8,661,541
Swedish Match AB	38,057	2,956,397
Telefonaktiebolaget LM Ericsson (Class B Stock)	233,508	2,779,719
Volvo AB (Class B Stock)*	121,195	2,856,103

		61,524,915

Switzerland — 11.6%
ABB Ltd.	422,475	11,981,440
Adecco Group AG	43,628	2,927,529
Chocoladefabriken Lindt & Spruengli AG	9	904,838
Coca-Cola HBC AG*	16,528	538,810
Credit Suisse Group AG	400,666	5,238,773
Geberit AG	4,413	2,785,663
Julius Baer Group Ltd.	18,760	1,078,635
Kuehne + Nagel International AG	7,473	1,717,585
LafargeHolcim Ltd.*	150,120	8,319,873
Logitech International SA	102,877	10,098,936
Nestle SA	173,937	20,507,876
Novartis AG	262,493	24,830,353
Roche Holding AG	77,348	27,072,489
Sonova Holding AG*	4,452	1,159,844
STMicroelectronics NV	227,211	8,427,230
Swiss Life Holding AG	9,558	4,472,153
Swisscom AG	2,068	1,117,034
UBS Group AG	893,993	12,814,843
Zurich Insurance Group AG	11,758	4,985,027

		150,978,931

United Kingdom — 10.7%
3i Group PLC	75,532	1,201,321
Admiral Group PLC	59,575	2,366,989
Ashtead Group PLC	36,366	1,706,993
AstraZeneca PLC	32,144	3,253,245
Aviva PLC	1,367,001	6,103,954
BAE Systems PLC	252,933	1,688,484
Barclays PLC*	1,312,963	2,641,845
Barratt Developments PLC*	83,928	772,974
Berkeley Group Holdings PLC	88,366	5,720,862
British American Tobacco PLC	387,990	14,430,231
BT Group PLC*	531,864	965,910
Bunzl PLC	54,282	1,814,551
CK Hutchison Holdings Ltd.	219,000	1,527,580
DCC PLC	26,279	1,861,571
Experian PLC	164,074	6,233,083
Fiat Chrysler Automobiles NV*	87,935	1,580,852
GlaxoSmithKline PLC	783,108	14,401,726
Hargreaves Lansdown PLC	24,012	502,505
Imperial Brands PLC	345,522	7,292,778
JD Sports Fashion PLC*	456,327	5,366,798
Kingfisher PLC*	1,663,030	6,149,435
Legal & General Group PLC	453,195	1,665,581
M&G PLC	1,544,055	4,178,393
Next PLC*	10,804	1,050,130
Persimmon PLC	143,401	5,439,247
Reckitt Benckiser Group PLC	56,965	5,109,705
Rentokil Initial PLC*	156,672	1,093,365
Schroders PLC	11,560	528,866

COMMON STOCKS (continued)	Shares	Value
United Kingdom (cont’d.)
Spirax-Sarco Engineering PLC	5,985	$927,904
Taylor Wimpey PLC*	275,050	626,507
Tesco PLC	794,886	2,519,395
Unilever PLC	331,039	19,941,078
Vodafone Group PLC	2,446,920	4,047,572
Wm Morrison Supermarkets PLC	1,645,493	4,000,096
WPP PLC	100,529	1,096,596

		139,808,122

United States — 0.9%
Ferguson PLC	90,539	11,024,190
James Hardie Industries PLC, CDI*	34,534	1,020,055

		12,044,245

TOTAL COMMON STOCKS (cost $1,070,715,896)		1,263,346,587

EXCHANGE-TRADED FUND — 0.5%
United States
iShares MSCI EAFE ETF (cost $5,237,301)	87,289	6,368,605

PREFERRED STOCKS — 0.5%
Germany
Henkel AG & Co. KGaA (PRFC)	34,931	3,936,000
Volkswagen AG (PRFC)	15,076	2,823,867

TOTAL PREFERRED STOCKS (cost $6,165,909)		6,759,867

TOTAL LONG-TERM INVESTMENTS (cost $1,082,119,106)		1,276,475,059

SHORT-TERM INVESTMENTS — 2.9%

AFFILIATED MUTUAL FUNDS — 2.6%
PGIM Core Ultra Short Bond Fund(w)	19,558,928	19,558,928
PGIM Institutional Money Market Fund (cost $14,105,100; includes $14,101,468 of cash collateral for securities on loan)(b)(w)	14,111,514	14,104,458

TOTAL AFFILIATED MUTUAL FUNDS (cost $33,664,028)		33,663,386

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
0.075%	03/18/21	3,400	3,399,529

(cost $3,399,461)
TOTAL SHORT-TERM INVESTMENTS (cost $37,063,489)			37,062,915

TOTAL INVESTMENTS — 100.6% (cost $1,119,182,595)			1,313,537,974
Liabilities in excess of other assets(z) — (0.6)%			(7,333,736)

NET ASSETS — 100.0%			$1,306,204,238

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,507,674; cash collateral of $14,101,468 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
267	Mini MSCI EAFE Index	Mar. 2021	$28,446,180	$390,576

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$3,399,529

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$96,680,256	$—
Austria	—	5,128,008	—
Belgium	—	7,580,519	—
Brazil	—	2,637,564	—
Chile	—	622,393	—
China	—	13,301,467	—
Denmark	—	29,749,755	—
Finland	—	29,858,995	—
France	—	111,514,628	—
Germany	—	105,472,817	—
Hong Kong	—	26,340,715	—
Ireland	—	3,176,002	—
Israel	9,476,483	—	—
Italy	—	23,469,463	—
Japan	—	328,509,492	—
Jordan	—	4,034,510	—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Netherlands	$—	$42,376,857	$—
New Zealand	—	2,261,774	—
Norway	—	7,709,734	—
Singapore	—	18,234,206	—
South Africa	—	9,596,705	—
Spain	—	21,258,031	—
Sweden	—	61,524,915	—
Switzerland	—	150,978,931	—
United Kingdom	—	139,808,122	—
United States	—	12,044,245	—
Exchange-Traded Fund
United States	6,368,605	—	—
Preferred Stocks
Germany	—	6,759,867	—
Affiliated Mutual Funds	33,663,386	—	—
U.S. Treasury Obligation	—	3,399,529	—

Total	$49,508,474	$1,264,029,500	$—

Other Financial Instruments*
Assets
Futures Contracts	$390,576	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Pharmaceuticals	9.9%
Banks	7.2
Metals & Mining	4.9
Insurance	4.5
Household Durables	3.4
Food Products	3.2
Automobiles	3.2
Oil, Gas & Consumable Fuels	3.2
Electric Utilities	3.2
Trading Companies & Distributors	3.1
Capital Markets	3.1
Tobacco	2.7
Machinery	2.6
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	2.6
Semiconductors & Semiconductor Equipment	2.6
Equity Real Estate Investment Trusts (REITs)	2.3
Wireless Telecommunication Services	2.2
IT Services	2.1
Electrical Equipment	2.0
Health Care Providers & Services	1.9
Personal Products	1.8
Chemicals	1.7
Air Freight & Logistics	1.6
Food & Staples Retailing	1.6
Construction Materials	1.6
Electronic Equipment, Instruments & Components	1.5

Entertainment	1.4%
Specialty Retail	1.4
Diversified Telecommunication Services	1.4
Hotels, Restaurants & Leisure	1.3
Professional Services	1.1
Software	1.0
Technology Hardware, Storage & Peripherals	1.0
Household Products	1.0
Construction & Engineering	1.0
Textiles, Apparel & Luxury Goods	0.9
Marine	0.8
Real Estate Management & Development	0.8
Industrial Conglomerates	0.7
Health Care Equipment & Supplies	0.6
Commercial Services & Supplies	0.6
Media	0.6
Internet & Direct Marketing Retail	0.5
Auto Components	0.5
Exchange-Traded Fund	0.5
Diversified Financial Services	0.5
Building Products	0.4
Beverages	0.4
Gas Utilities	0.4
Leisure Products	0.4
Multiline Retail	0.4
U.S. Treasury Obligation	0.3
Health Care Technology	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Independent Power & Renewable Electricity Producers	0.2%
Communications Equipment	0.2
Aerospace & Defense	0.1
Interactive Media & Services	0.1
Life Sciences Tools & Services	0.1
Multi-Utilities	0.1
Containers & Packaging	0.0 *

100.6
Liabilities in excess of other assets	(0.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$390,576	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$6,736	$1,768,563

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures
Equity contracts	$(1,031)	$451,887

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$29,016,869

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$13,507,674	$(13,507,674)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $13,507,674:
Unaffiliated investments (cost $1,085,518,567)	$1,279,874,588
Affiliated investments (cost $33,664,028)	33,663,386
Foreign currency, at value (cost $2,025,758)	2,043,758
Tax reclaim receivable	4,494,375
Dividends and interest receivable	1,716,557
Receivable from affiliate	226,007
Receivable for Portfolio shares sold	558
Prepaid expenses	12,062

Total Assets	1,322,031,291

LIABILITIES
Payable to broker for collateral for securities on loan	14,101,468
Payable to affiliate	927,091
Management fee payable	341,817
Due to broker-variation margin futures	229,620
Accrued expenses and other liabilities	188,865
Distribution fee payable	35,541
Trustees’ fees payable	2,227
Affiliated transfer agent fee payable	401
Payable for Portfolio shares purchased	23

Total Liabilities	15,827,053

NET ASSETS	$1,306,204,238

Net assets were comprised of:
Partners’ Equity	$1,306,204,238

Net asset value and redemption price per share, $1,306,204,238 / 97,141,461 outstanding shares of beneficial interest	$13.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $3,858,779 foreign withholding tax, of which $1,106,333 is reimbursable by an affiliate)	$30,627,332
Income from securities lending, net (including affiliated income of $37,794)	165,768
Affiliated dividend income	129,026
Interest income	14,662

Total income	30,936,788

EXPENSES
Management fee	7,957,432
Distribution fee	2,776,666
Custodian and accounting fees	327,865
Audit fee	36,563
Legal fees and expenses	29,667
Trustees’ fees	23,990
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	5,863
Miscellaneous	68,726

Total expenses	11,233,808

NET INVESTMENT INCOME (LOSS)	19,702,980

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,085))	(106,415,014)
Futures transactions	1,768,563
Foreign currency transactions	698,420

(103,948,031)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(762))	89,284,932
Futures	451,887
Foreign currencies	245,772

89,982,591

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(13,965,440)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,737,540

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$19,702,980	$29,958,260
Net realized gain (loss) on investment and foreign currency transactions	(103,948,031)	(14,963,246)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	89,982,591	176,597,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,737,540	191,592,868

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [35,783,649 and 15,448,103 shares, respectively]	384,822,654	181,957,572
Portfolio shares purchased [46,187,900 and 11,187,702 shares, respectively]	(441,907,672)	(131,852,505)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(57,085,018)	50,105,067

CAPITAL CONTRIBUTIONS	—	1,464

TOTAL INCREASE (DECREASE)	(51,347,478)	241,699,399
NET ASSETS:
Beginning of year	1,357,551,716	1,115,852,317

End of year	$1,306,204,238	$1,357,551,716

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 75.5%	Shares	Value
Aerospace & Defense — 0.7%
Airbus SE (France)*	1,231	$135,266
Astrotech Corp.*	1,613	2,855
Axon Enterprise, Inc.*	175	21,443
BWX Technologies, Inc.	450	27,126
CAE, Inc. (Canada)	748	20,726
Dassault Aviation SA (France)*	159	173,995
HEICO Corp. (Class A Stock)	120	14,047
Howmet Aerospace, Inc.	486	13,870
Leonardo SpA (Italy)	7,637	55,495
Meggitt PLC (United Kingdom)*	9,776	62,471
Mercury Systems, Inc.*	229	20,166
Northrop Grumman Corp.	390	118,841
Rolls-Royce Holdings PLC (United Kingdom)*	56,224	85,214
Spirit AeroSystems Holdings, Inc. (Class A Stock)	313	12,235
Thales SA (France)	3,992	365,842
VirTra, Inc.*	1,807	6,361

		1,135,953

Air Freight & Logistics — 0.4%
FedEx Corp.	774	200,946
United Parcel Service, Inc. (Class B Stock)	2,314	389,677
XPO Logistics, Inc.*	354	42,197

		632,820

Airlines — 0.0%
Air Arabia PJSC (United Arab Emirates)	34,010	11,870
JetBlue Airways Corp.*	1,019	14,816
Spirit Airlines, Inc.*	964	23,570
United Airlines Holdings, Inc.*	652	28,199

		78,455

Auto Components — 0.5%
Aptiv PLC	105	13,680
Autoliv, Inc. (Sweden)	380	34,998
Bridgestone Corp. (Japan)	1,600	52,488
CIE Automotive SA (Spain)	506	13,694
Cooper Tire & Rubber Co.	351	14,216
Denso Corp. (Japan)	1,000	59,530
Dorman Products, Inc.*	243	21,097
Freni Brembo SpA (Italy)*	980	12,971
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	3,763	27,802
Kendrion NV (Netherlands)*	269	5,597
Lear Corp.	174	27,671
Magna International, Inc. (Canada)	3,349	237,109
Musashi Seimitsu Industry Co. Ltd. (Japan)	1,400	22,208
NGK Spark Plug Co. Ltd. (Japan)	800	13,664
Nifco, Inc. (Japan)	500	19,617
Nippon Seiki Co. Ltd. (Japan)	1,100	12,435
Stanley Electric Co. Ltd. (Japan)	5,400	174,216
Toyo Tire Corp. (Japan)	1,300	19,909
Valeo SA (France)	1,388	55,102

COMMON STOCKS (continued)	Shares	Value
Auto Components (cont’d.)
Veoneer, Inc. (Sweden)*	885	$18,851
Workhorse Group, Inc.*	487	9,633

		866,488

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	66,100	28,409
Daimler AG (Germany)	1,550	109,964
General Motors Co.	8,757	364,642
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	28,000	31,320
Knaus Tabbert AG (Germany)*	233	18,046
Maruti Suzuki India Ltd. (India)	857	89,975
Peugeot SA (France)*	2,219	61,022
Suzuki Motor Corp. (Japan)	1,100	51,020
Toyota Motor Corp. (Japan)	2,100	161,976

		916,374

Banks — 3.4%
ABN AMRO Bank NV (Netherlands), 144A, CVA*	4,863	47,219
Al Rajhi Bank (Saudi Arabia)	1,199	23,535
Axis Bank Ltd. (India)*	12,613	107,529
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	153,115	23,164
Banco Santander Chile (Chile), ADR	2,196	41,702
Bank Central Asia Tbk PT (Indonesia)	75,400	181,986
Bank of America Corp.	13,175	399,334
BankUnited, Inc.	1,326	46,118
BAWAG Group AG (Austria), 144A*	2,617	121,774
BNP Paribas SA (France)*	3,570	188,994
Boston Private Financial Holdings, Inc.	2,868	24,235
Capitec Bank Holdings Ltd. (South Africa)*	760	74,367
China Merchants Bank Co. Ltd. (China) (Class H Stock)	4,000	25,319
CIT Group, Inc.	706	25,345
City Holding Co.	375	26,081
Commerce Bancshares, Inc.	85	5,585
Credicorp Ltd. (Peru)	740	121,375
East West Bancorp, Inc.	1,579	80,071
Enterprise Financial Services Corp.	506	17,685
Erste Group Bank AG (Austria)*	6,399	195,822
FinecoBank Banca Fineco SpA (Italy)*	2,123	34,834
First Abu Dhabi Bank PJSC (United Arab Emirates)	10,903	38,329
First Financial Bankshares, Inc.	691	24,997
Fukuoka Financial Group, Inc. (Japan)	800	14,247
HDFC Bank Ltd. (India)*	3,904	77,025
Home BancShares, Inc.	1,936	37,713
HSBC Holdings PLC (United Kingdom)*	9,836	50,955
ICICI Bank Ltd. (India), ADR*	3,955	58,771
ING Groep NV (Netherlands)*	19,817	187,846
JPMorgan Chase & Co.	7,070	898,385
KBC Group NV (Belgium)*	1,490	105,033
Komercni banka A/S (Czech Republic)*	519	15,907
Kotak Mahindra Bank Ltd. (India)*	2,004	54,838
Lloyds Banking Group PLC (United Kingdom)*	200,416	99,688

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan)	23,800	$105,204
National Bank of Canada (Canada)	1,443	81,213
OTP Bank Nyrt (Hungary)*	1,797	81,006
Pacific Premier Bancorp, Inc.	1,262	39,538
Pinnacle Financial Partners, Inc.	760	48,944
PNC Financial Services Group, Inc. (The)	2,322	345,978
Popular, Inc. (Puerto Rico)	428	24,105
Prosperity Bancshares, Inc.	129	8,947
Republic First Bancorp, Inc.*	2,906	8,282
Sberbank of Russia PJSC (Russia), ADR	18,629	270,803
Signature Bank	290	39,234
South State Corp.	495	35,788
Swedbank AB (Sweden) (Class A Stock)*	10,412	182,157
TCF Financial Corp.	643	23,804
United Overseas Bank Ltd. (Singapore)	6,200	106,028
Van Lanschot Kempen NV (Netherlands)*	546	14,288
Washington Trust Bancorp, Inc.	608	27,238
Webster Financial Corp.	871	36,713
Wells Fargo & Co.	11,247	339,434
WesBanco, Inc.	1,078	32,297
Western Alliance Bancorp	865	51,857

		5,378,666

Beverages — 0.8%
Anheuser-Busch InBev SA/NV (Belgium)	571	39,948
Asahi Group Holdings Ltd. (Japan)	1,900	78,311
Beijing Shunxin Agriculture Co. Ltd. (China) (Class A Stock)	2,200	24,424
Boston Beer Co., Inc. (The) (Class A Stock)*	39	38,777
China Resources Beer Holdings Co. Ltd. (China)	6,000	55,315
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	500	7,806
Coca-Cola Co. (The)	5,695	312,314
Diageo PLC (United Kingdom)	1,488	58,619
Keurig Dr. Pepper, Inc.	500	16,000
Kirin Holdings Co. Ltd. (Japan)	2,800	66,022
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	600	183,861
NewAge, Inc.*	680	1,788
PepsiCo, Inc.	1,851	274,503
Treasury Wine Estates Ltd. (Australia)	7,665	55,697
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	8,000	83,854

		1,297,239

Biotechnology — 1.3%
AbbVie, Inc.	6,198	664,116
Abcam PLC (United Kingdom)	2,467	52,372
ACADIA Pharmaceuticals, Inc.*	369	19,727
Agios Pharmaceuticals, Inc.*	514	22,272
Alexion Pharmaceuticals, Inc.*	347	54,215

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Alkermes PLC*	995	$19,850
Alnylam Pharmaceuticals, Inc.*	309	40,161
Anavex Life Sciences Corp.*(a)	1,699	9,175
Arcturus Therapeutics Holdings, Inc.*	154	6,681
Argenx SE (Netherlands), ADR*	92	27,056
Arrowhead Pharmaceuticals, Inc.*	393	30,155
Atara Biotherapeutics, Inc.*	638	12,524
BioMarin Pharmaceutical, Inc.*	434	38,057
Bluebird Bio, Inc.*	291	12,592
Blueprint Medicines Corp.*	288	32,299
Eagle Pharmaceuticals, Inc.*	378	17,603
Exact Sciences Corp.*	383	50,744
Exelixis, Inc.*	821	16,478
Fate Therapeutics, Inc.*	100	9,093
FibroGen, Inc.*	627	23,255
Galapagos NV (Belgium)*	48	4,754
Genus PLC (United Kingdom)	572	32,854
Global Blood Therapeutics, Inc.*	339	14,682
Heron Therapeutics, Inc.*	1,508	31,917
Incyte Corp.*	686	59,668
Inovio Pharmaceuticals, Inc.*	453	4,009
Insmed, Inc.*	608	20,240
Ionis Pharmaceuticals, Inc.*	476	26,913
Kodiak Sciences, Inc.*	82	12,047
Ligand Pharmaceuticals, Inc.*	165	16,409
Mirati Therapeutics, Inc.*	153	33,605
Moderna, Inc.*	668	69,786
MorphoSys AG (Germany)*	642	74,738
Myriad Genetics, Inc.*	948	18,747
Neurocrine Biosciences, Inc.*	297	28,467
Novavax, Inc.*	126	14,050
OPKO Health, Inc.*(a)	2,745	10,843
Radius Health, Inc.*	1,202	21,468
REGENXBIO, Inc.*	363	16,466
Sarepta Therapeutics, Inc.*	168	28,642
Scholar Rock Holding Corp.*	170	8,250
Seagen, Inc.*	315	55,169
Spectrum Pharmaceuticals, Inc.*	5,395	18,397
TG Therapeutics, Inc.*	246	12,797
Ultragenyx Pharmaceutical, Inc.*	528	73,091
United Therapeutics Corp.*	228	34,608
Vertex Pharmaceuticals, Inc.*	934	220,742
Xencor, Inc.*	713	31,108

		2,152,892

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	1,734	42,803
Astral Poly Technik Ltd. (India)	786	19,244
Blue Star Ltd. (India)	1,251	13,798
DIRTT Environmental Solutions (Canada)*	4,216	10,301
Johnson Controls International PLC	3,429	159,757
Nitto Boseki Co. Ltd. (Japan)	300	13,219
Owens Corning	533	40,380
Polypipe Group PLC (United Kingdom)*	2,365	19,354
Sanwa Holdings Corp. (Japan)	2,000	23,313
Trex Co., Inc.*	508	42,530

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Tyman PLC (United Kingdom)*	3,580	$17,172
UFP Industries, Inc.	622	34,552

		436,423

Capital Markets — 2.7%
AJ Bell PLC (United Kingdom)	3,083	18,289
Apollo Global Management, Inc.	300	14,694
Avanza Bank Holding AB (Sweden)	1,380	39,198
B3 SA - Brasil Bolsa Balcao (Brazil)	3,900	46,340
Blackstone Group, Inc. (The) (Class A Stock)	1,459	94,558
Charles Schwab Corp. (The)	11,002	583,546
CME Group, Inc.	960	174,768
Draper Esprit PLC (United Kingdom)*	4,332	39,176
EQT AB (Sweden)	892	22,897
FactSet Research Systems, Inc.	109	36,243
flatexDEGIRO AG (Germany)*	209	16,464
Goldman Sachs Group, Inc. (The)	1,608	424,046
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	300	16,506
Intercontinental Exchange, Inc.	587	67,675
Intermediate Capital Group PLC (United Kingdom)	2,088	49,428
Investec PLC (South Africa)	7,789	20,084
IP Group PLC (United Kingdom)*	4,688	6,408
Julius Baer Group Ltd. (Switzerland)	2,772	159,380
KKR & Co., Inc.	1,509	61,099
London Stock Exchange Group PLC (United Kingdom)	1,724	212,952
Morgan Stanley	21,200	1,452,836
MSCI, Inc.	6	2,679
Ninety One PLC (United Kingdom)	1,810	5,660
S&P Global, Inc.	687	225,838
SEI Investments Co.	600	34,482
State Street Corp.	41	2,984
StepStone Group, Inc. (Class A Stock)*	582	23,164
Tikehau Capital SCA (France)	705	22,137
TMX Group Ltd. (Canada)	1,176	117,461
Tradeweb Markets, Inc. (Class A Stock)	427	26,666
UBS Group AG (Switzerland)	7,203	103,251
Virtus Investment Partners, Inc.	191	41,447
XP, Inc. (Brazil) (Class A Stock)*	2,384	94,573

		4,256,929

Chemicals — 2.1%
Air Liquide SA (France)	850	140,121
Air Products & Chemicals, Inc.	901	246,171
Akzo Nobel NV (Netherlands)	2,268	244,247
BASF SE (Germany)	939	74,164
Borregaard ASA (Norway)	788	13,064
Celanese Corp.	97	12,604
CF Industries Holdings, Inc.	770	29,807
Chemours Co. (The)	521	12,916
Covestro AG (Germany), 144A	2,550	158,161
Croda International PLC (United Kingdom)	616	55,588
Denka Co. Ltd. (Japan)	300	11,733
DIC Corp. (Japan)	2,700	68,312
DuPont de Nemours, Inc.	2,179	154,949

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Ecolab, Inc.	103	$22,285
Ferro Corp.*	600	8,778
GCP Applied Technologies, Inc.*	498	11,778
Huntsman Corp.	2,333	58,652
Incitec Pivot Ltd. (Australia)*	30,640	53,837
Ingevity Corp.*	342	25,900
Kansai Paint Co. Ltd. (Japan)	1,600	49,291
Koninklijke DSM NV (Netherlands)	681	119,539
Linde PLC (United Kingdom) (NYSE)	2,789	734,929
Linde PLC (United Kingdom) (XETR)	648	169,284
Nippon Shokubai Co. Ltd. (Japan)	900	50,400
Nippon Soda Co. Ltd. (Japan)	400	11,895
NOF Corp. (Japan)	400	20,299
PPG Industries, Inc.	2,146	309,496
Quaker Chemical Corp.	115	29,140
RPM International, Inc.	1,854	168,306
Sakata INX Corp. (Japan)	1,400	15,755
Sherwin-Williams Co. (The)	230	169,029
Shin-Etsu Chemical Co. Ltd. (Japan)	100	17,505
Sumitomo Seika Chemicals Co. Ltd. (Japan)	300	11,952
Valvoline, Inc.	1,325	30,660
Victrex PLC (United Kingdom)	884	28,311
W.R. Grace & Co.	491	26,917
Westlake Chemical Corp.	373	30,437

		3,396,212

Commercial Services & Supplies — 0.5%
Beijing Enterprises Urban Resources Group Ltd. (China)*	36,000	10,309
Cintas Corp.	368	130,073
CoreCivic, Inc.	1,052	6,891
Country Garden Services Holdings Co. Ltd. (China)	12,000	81,495
Downer EDI Ltd. (Australia)	19,154	79,250
Greentown Service Group Co. Ltd. (China)	18,000	22,305
HomeServe PLC (United Kingdom)	4,816	67,603
IAA, Inc.*	553	35,934
KAR Auction Services, Inc.	1,179	21,941
MSA Safety, Inc.	50	7,469
SPIE SA (France)*	719	15,632
Stericycle, Inc.*	451	31,268
Waste Connections, Inc.	2,437	249,963

		760,133

Communications Equipment — 0.1%
Bluescape Opportunities Acquisition Corp., UTS*	560	6,250
CommScope Holding Co., Inc.*	1,263	16,924
Genasys, Inc.*	2,347	15,302
Lumentum Holdings, Inc.*	244	23,131
Motorola Solutions, Inc.	13	2,211
Nokia OYJ (Finland)*	15,674	60,575
Viavi Solutions, Inc.*	2,333	34,937
Zhongji Innolight Co. Ltd. (China) (Class A Stock)	1,948	15,235

		174,565

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.2%
Arcosa, Inc.	363	$19,940
Dycom Industries, Inc.*	283	21,372
Jacobs Engineering Group, Inc.	1,819	198,198
JGC Holdings Corp. (Japan)	3,500	32,931
Maeda Corp. (Japan)	2,400	21,320
NV5 Global, Inc.*	281	22,137
Valmont Industries, Inc.	193	33,761
WillScot Mobile Mini Holdings Corp.*	286	6,627

		356,286

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	9,000	56,413
HeidelbergCement AG (Germany)	770	58,838
U.S. Concrete, Inc.*	404	16,148

		131,399

Consumer Finance — 0.2%
Ally Financial, Inc.	880	31,381
American Express Co.	567	68,556
Capital One Financial Corp.	1,527	150,944
CreditAccess Grameen Ltd. (India)*	967	10,109
Funding Circle Holdings PLC (United Kingdom), 144A*	11,129	13,722
Green Dot Corp. (Class A Stock)*	382	21,316
Shriram Transport Finance Co. Ltd. (India)	4,264	61,337
SLM Corp.	2,036	25,226

		382,591

Containers & Packaging — 1.3%
Amcor PLC, CDI	14,447	171,912
Avery Dennison Corp.	1,408	218,395
Ball Corp.	3,034	282,708
Berry Global Group, Inc.*	569	31,972
Crown Holdings, Inc.*	504	50,501
DS Smith PLC (United Kingdom)*	4,061	20,892
Graphic Packaging Holding Co.	738	12,502
Huhtamaki OYJ (Finland)	347	17,959
International Paper Co.	7,286	362,260
Packaging Corp. of America	3,381	466,274
Pactiv Evergreen, Inc.*	200	3,628
Sealed Air Corp.	2,182	99,914
Verallia SA (France), 144A	421	15,040
Westrock Co.	7,161	311,718

		2,065,675

Distributors — 0.0%
Educational Development Corp.	1,188	18,248
PALTAC Corp. (Japan)	300	16,301
Weyco Group, Inc.	687	10,882

		45,431

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	1,600	31,209
Bright Horizons Family Solutions, Inc.*	337	58,298
frontdoor, Inc.*	323	16,218

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (cont’d.)
Hope Education Group Co. Ltd. (China), 144A	92,000	$25,796
IDP Education Ltd. (Australia)	1,284	19,665
Service Corp. International	502	24,648
Strategic Education, Inc.	155	14,776
TAL Education Group (China), ADR*	647	46,267
Terminix Global Holdings, Inc.*	652	33,258
WW International, Inc.*	752	18,349

		288,484

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)*	7,998	69,645
Equitable Holdings, Inc.	12,700	324,993
FirstRand Ltd. (South Africa)	8,863	30,938
Hypoport SE (Germany)*	42	26,664
ORIX Corp. (Japan)	7,300	112,232
Syncona Ltd.*	5,180	18,505
Voya Financial, Inc.	529	31,111

		614,088

Diversified Telecommunication Services — 0.6%
Anterix, Inc.*	729	27,410
AT&T, Inc.	2,976	85,590
ATN International, Inc.	394	16,454
BT Group PLC (United Kingdom)*	35,999	65,377
Helios Towers PLC (Tanzania)*	11,517	24,294
Indus Towers Ltd. (India)	12,501	39,503
KT Corp. (South Korea)*	407	9,008
KT Corp. (South Korea), ADR*	4,205	46,297
Liberty Global PLC (United Kingdom) (Class C Stock)*	762	18,021
Liberty Latin America Ltd. (Chile) (Class A Stock)*	1,425	15,860
Liberty Latin America Ltd. (Chile) (Class C Stock)*	1,467	16,269
Nippon Telegraph & Telephone Corp. (Japan)	15,000	383,281
Orange SA (France)	4,149	49,381
Sarana Menara Nusantara Tbk PT (Indonesia)	1,125,300	76,885
Telefonica Deutschland Holding AG (Germany)	13,212	36,522

		910,152

Electric Utilities — 1.3%
American Electric Power Co., Inc.	1,265	105,337
EDP - Energias do Brasil SA (Brazil)	12,542	47,446
Electricite de France SA (France)*	5,813	92,103
Entergy Corp.	869	86,761
Eversource Energy	711	61,509
FirstEnergy Corp.	858	26,263
Hawaiian Electric Industries, Inc.	792	28,029
Iberdrola SA (Spain)	12,094	172,825
IDACORP, Inc.	143	13,732
NextEra Energy, Inc.	14,160	1,092,444
Otter Tail Corp.	291	12,399
PG&E Corp.*	500	6,230
PNM Resources, Inc.	727	35,281

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (cont’d.)
Southern Co. (The)	3,610	$221,762
Spark Energy, Inc. (Class A Stock)	858	8,211
Terna Rete Elettrica Nazionale SpA (Italy)	4,889	37,401
Xcel Energy, Inc.	146	9,734

		2,057,467

Electrical Equipment — 0.5%
Array Technologies, Inc.*	1,479	63,804
Emerson Electric Co.	160	12,859
Generac Holdings, Inc.*	60	13,645
Hubbell, Inc.	283	44,372
Idec Corp. (Japan)	700	12,365
Mabuchi Motor Co. Ltd. (Japan)	400	17,450
Mitsubishi Electric Corp. (Japan)	7,100	107,135
NARI Technology Co. Ltd. (China) (Class A Stock)	8,400	34,353
Plug Power, Inc.*	819	27,772
Polycab India Ltd. (India)	940	13,393
Prysmian SpA (Italy)	2,144	76,383
Rockwell Automation, Inc.	779	195,381
Schneider Electric SE (France)	557	80,857
Sensata Technologies Holding PLC*	906	47,782
Thermon Group Holdings, Inc.*	1,300	20,319
Vicor Corp.*	274	25,268

		793,138

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	906	118,478
Barco NV (Belgium)	448	9,839
Carel Industries SpA (Italy), 144A	1,668	39,098
Cognex Corp.	559	44,879
Coherent, Inc.*	198	29,704
Hitachi Ltd. (Japan)	3,300	130,108
Horiba Ltd. (Japan)	200	11,733
Keysight Technologies, Inc.*	655	86,519
Littelfuse, Inc.	361	91,932
Murata Manufacturing Co. Ltd. (Japan)	1,700	153,610
National Instruments Corp.	767	33,702
Nippon Ceramic Co. Ltd. (Japan)	400	11,246
Novanta, Inc.*	250	29,555
Renishaw PLC (United Kingdom)*	399	31,448
RF Industries Ltd.	1,409	6,918
Sensirion Holding AG (Switzerland), 144A*	257	16,667
Shimadzu Corp. (Japan)	1,200	46,690
Taiwan Union Technology Corp. (Taiwan)	4,000	17,232
Taiyo Yuden Co. Ltd. (Japan)	300	14,077
TE Connectivity Ltd.	1,459	176,641
Trimble, Inc.*	871	58,157

		1,158,233

Energy Equipment & Services — 0.2%
Cactus, Inc. (Class A Stock)	490	12,774
ChampionX Corp.*	1,149	17,580
Dril-Quip, Inc.*	455	13,477
Enerflex Ltd. (Canada)	1,700	8,761

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (cont’d.)
Halliburton Co.	726	$13,721
Modec, Inc. (Japan)	1,100	20,053
Nabors Industries Ltd.	124	7,221
Oceaneering International, Inc.*	1,064	8,459
Tenaris SA	2,552	20,561
Tenaris SA, ADR(a)	4,637	73,960
TGS NOPEC Geophysical Co. ASA (Norway)	1,100	17,095
Worley Ltd. (Australia)	4,419	39,430

		253,092

Entertainment — 1.2%
Capcom Co. Ltd. (Japan)	300	19,530
Codemasters Group Holdings PLC (United Kingdom)*	2,422	21,731
CTS Eventim AG & Co. KGaA (Germany)*	138	9,209
Frontier Developments PLC (United Kingdom)*	481	20,334
Live Nation Entertainment, Inc.*	1,890	138,877
Netflix, Inc.*	902	487,738
Roku, Inc.*	228	75,701
Sea Ltd. (Taiwan), ADR*(a)	1,546	307,731
Spotify Technology SA*	333	104,782
Tencent Music Entertainment Group (China), ADR*	1,089	20,952
Walt Disney Co. (The)*	3,536	640,652
World Wrestling Entertainment, Inc. (Class A Stock)	311	14,944
Zynga, Inc. (Class A Stock)*	2,500	24,675

		1,886,856

Equity Real Estate Investment Trusts (REITs) — 3.4%
Acadia Realty Trust	4,808	68,226
Agree Realty Corp.	26	1,731
Alexander & Baldwin, Inc.	352	6,047
Alexandria Real Estate Equities, Inc.	667	118,873
American Campus Communities, Inc.	3,188	136,351
American Homes 4 Rent (Class A Stock)	991	29,730
American Tower Corp.	925	207,626
Apartment Income REIT Corp.*	578	22,201
Apple Hospitality REIT, Inc.	3,153	40,705
AvalonBay Communities, Inc.	782	125,456
Camden Property Trust	1,559	155,775
Canadian Apartment Properties REIT (Canada)	496	19,479
Centerspace	333	23,523
Crown Castle International Corp.	921	146,614
CubeSmart	3,448	115,887
CyrusOne, Inc.	494	36,136
Daiwa Office Investment Corp. (Japan)	2	12,710
Derwent London PLC (United Kingdom)	1,218	51,814
Digital Realty Trust, Inc.	682	95,146
Diversified Healthcare Trust	2,805	11,557
Douglas Emmett, Inc.	3,152	91,975
EastGroup Properties, Inc.	484	66,821
EPR Properties	49	1,593

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Equinix, Inc.	236	$168,547
Equity Commonwealth	436	11,894
Equity LifeStyle Properties, Inc.	2,064	130,775
Equity Residential	3,811	225,916
Essex Property Trust, Inc.	527	125,120
Federal Realty Investment Trust	369	31,409
Frasers Centrepoint Trust (Singapore)	10,900	20,330
Gecina SA (France)	98	15,173
Getty Realty Corp.	873	24,042
Goodman Group (Australia)	1,423	20,740
Great Portland Estates PLC (United Kingdom)	9,536	87,059
Healthcare Realty Trust, Inc.	1,862	55,115
Healthcare Trust of America, Inc. (Class A Stock)	1,587	43,706
Highwoods Properties, Inc.	395	15,654
Hoshino Resorts REIT, Inc. (Japan)	4	19,526
Host Hotels & Resorts, Inc.	941	13,767
Industrial & Infrastructure Fund Investment Corp. (Japan)	21	38,794
Inmobiliaria Colonial Socimi SA (Spain)	5,374	52,864
Innovative Industrial Properties, Inc.	11	2,014
InnSuites Hospitality Trust	6,414	14,111
Invitation Homes, Inc.	1,329	39,471
Japan Retail Fund Investment Corp. (Japan)	14	25,501
JBG SMITH Properties	1,963	61,383
Kilroy Realty Corp.	780	44,772
Lexington Realty Trust	165	1,752
Mapletree Industrial Trust (Singapore)	9,100	19,971
Medical Properties Trust, Inc.	993	21,638
Mirvac Group (Australia)	13,467	27,461
Mitsui Fudosan Logistics Park, Inc. (Japan)	5	25,323
National Health Investors, Inc.	394	27,253
National Retail Properties, Inc.	957	39,160
Nippon Accommodations Fund, Inc. (Japan)	4	22,490
Omega Healthcare Investors, Inc.	669	24,298
Paramount Group, Inc.	1,454	13,144
Pebblebrook Hotel Trust	1,441	27,091
Prologis, Inc.	8,577	854,784
PS Business Parks, Inc.	335	44,511
Public Storage	490	113,156
Rayonier, Inc.	1,487	43,688
Realty Income Corp.	191	11,875
Regency Centers Corp.	1,252	57,079
Rexford Industrial Realty, Inc.	908	44,592
RLJ Lodging Trust	2,097	29,673
RPT Realty	3,496	30,240
Ryman Hospitality Properties, Inc.	325	22,022
Scentre Group (Australia)	21,902	46,833
Shaftesbury PLC (United Kingdom)	1,323	10,288
Simon Property Group, Inc.	513	43,749
SL Green Realty Corp.(a)	990	58,984
Spirit Realty Capital, Inc.	76	3,053
STORE Capital Corp.	132	4,485
Summit Industrial Income REIT (Canada)	3,187	34,176

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Sun Communities, Inc.	555	$84,332
Sunstone Hotel Investors, Inc.	3,804	43,099
Terreno Realty Corp.	1,120	65,531
UNITE Group PLC (The) (United Kingdom)*	2,779	39,816
Urban Edge Properties	2,659	34,408
VEREIT, Inc.	893	33,747
VICI Properties, Inc.	1,241	31,646
Welltower, Inc.	3,804	245,815
Weyerhaeuser Co.	7,244	242,891
WP Carey, Inc.	873	61,616

		5,459,329

Food & Staples Retailing — 0.6%
BIM Birlesik Magazalar A/S (Turkey)	1,618	16,483
Clicks Group Ltd. (South Africa)	1,487	25,613
Costco Wholesale Corp.	293	110,397
CP ALL PCL (Thailand)*	68,300	133,109
Jeronimo Martins SGPS SA (Portugal)	7,068	119,799
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,900	80,887
Natural Grocers by Vitamin Cottage, Inc.	2,217	30,462
Performance Food Group Co.*	567	26,995
President Chain Store Corp. (Taiwan)	3,000	28,432
PriceSmart, Inc.	233	21,224
Raia Drogasil SA (Brazil)	10,980	52,894
Rite Aid Corp.*	513	8,121
Seven & i HoldingsCo.Ltd.(Japan)	2,700	95,748
Shoprite Holdings Ltd. (South Africa)	3,741	35,746
SpartanNash Co.	778	13,545
Sprouts Farmers Market, Inc.*	820	16,482
Wal-Mart de Mexico SAB de CV (Mexico)	13,400	37,642
X5 Retail Group NV (Russia), GDR	931	33,834
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	4,340	60,302

		947,715

Food Products — 0.8%
Barry Callebaut AG (Switzerland)	14	33,564
Beyond Meat, Inc.*	44	5,500
Bunge Ltd.	510	33,446
China Feihe Ltd. (China), 144A	11,000	25,910
China Mengniu Dairy Co. Ltd. (China)*	34,000	205,969
Edita Food Industries SAE (Egypt), 144A, GDR	158	415
Edita Food Industries SAE (Egypt), GDR	882	2,317
Ezaki Glico Co. Ltd. (Japan)	1,400	61,538
Flowers Foods, Inc.	1,178	26,658
Ingredion, Inc.	256	20,139
Kraft Heinz Co. (The)	1,087	37,675
McCormick & Co., Inc.	732	69,979
Mondelez International, Inc. (Class A Stock)	4,065	237,681
Nestle SA (Switzerland)	2,782	328,009
Pilgrim’s Pride Corp.*	283	5,550
Post Holdings, Inc.*	66	6,667

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Food Products (cont’d.)
Sakata Seed Corp. (Japan)	200	$6,933
Sanderson Farms, Inc.	247	32,653
Simply Good Foods Co. (The)*	690	21,638
TreeHouse Foods, Inc.*	483	20,523
Universal Robina Corp. (Philippines)	8,810	28,003

		1,210,767

Gas Utilities — 0.1%
Atmos Energy Corp.	1,232	117,570
ENN Energy Holdings Ltd. (China)	1,500	21,997
National Fuel Gas Co.	600	24,678
ONE Gas, Inc.	191	14,663
Southwest Gas Holdings, Inc.	214	13,000

		191,908

Health Care Equipment & Supplies — 2.6%
Alcon, Inc. (Switzerland)*	1,061	70,599
Align Technology, Inc.*	24	12,825
Ambu A/S (Denmark) (Class B Stock)	1,451	62,721
Axogen, Inc.*	818	14,642
Becton, Dickinson & Co.	963	240,962
BioMerieux (France)	95	13,416
Boston Scientific Corp.*	615	22,109
Cerus Corp.*	2,805	19,411
Cochlear Ltd. (Australia)	161	23,511
Cooper Cos., Inc. (The)	164	59,584
Danaher Corp.	5,544	1,231,544
DiaSorin SpA (Italy)	335	69,725
Elekta AB (Sweden) (Class B Stock)	518	6,968
Envista Holdings Corp.*	563	18,990
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,797	66,292
GVS SpA (Italy), 144A*	1,293	24,182
Haemonetics Corp.*	180	21,375
ICU Medical, Inc.*	118	25,310
Inogen, Inc.*	311	13,895
Insulet Corp.*	154	39,367
Intuitive Surgical, Inc.*	384	314,150
iRhythm Technologies, Inc.*	120	28,465
Koninklijke Philips NV (Netherlands)*	5,865	318,713
LivaNova PLC*	234	15,493
Medtronic PLC	3,782	443,024
Nakanishi, Inc. (Japan)	900	19,776
Neogen Corp.*	358	28,389
Nipro Corp. (Japan)	2,200	25,907
Penumbra, Inc.*	87	15,225
Quidel Corp.*	122	21,917
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	12,000	27,279
Smith & Nephew PLC (United Kingdom)	4,201	87,228
STAAR Surgical Co.*	258	20,439
Stryker Corp.	2,778	680,721
Tactile Systems Technology, Inc.*	422	18,965
Tandem Diabetes Care, Inc.*	222	21,241
Terumo Corp. (Japan)	900	37,640

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (cont’d.)
Zimmer Biomet Holdings, Inc.	190	$29,277

		4,211,277

Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc.*	569	28,598
Ambea AB (Sweden), 144A*	2,466	19,578
Amedisys, Inc.*	135	39,600
Amplifon SpA (Italy)*	2,412	100,527
Anthem, Inc.	922	296,045
Brookdale Senior Living, Inc.*	3,862	17,109
Centene Corp.*	1,373	82,421
Cigna Corp.	1,542	321,014
Community Health Systems, Inc.*	1,157	8,597
CVS Group PLC (United Kingdom)*	707	14,576
CVS Health Corp.	215	14,684
Dr. Lal PathLabs Ltd. (India), 144A	222	7,018
Encompass Health Corp.	435	35,970
HCA Healthcare, Inc.	3,214	528,574
HealthEquity, Inc.*	197	13,733
Humana, Inc.	289	118,568
Integrated Diagnostics Holdings PLC (Egypt), 144A	9,928	10,878
Molina Healthcare, Inc.*	413	87,837
Pennant Group, Inc. (The)*	324	18,811
Progyny, Inc.*	170	7,206
Rede D’Or Sao Luiz SA (Brazil)*	2,874	37,791
Select Medical Holdings Corp.*	975	26,968
Sinopharm Group Co. Ltd. (China) (Class H Stock)	10,000	24,439
UnitedHealth Group, Inc.	3,042	1,066,769
US Physical Therapy, Inc.	168	20,202

		2,947,513

Health Care Technology — 0.1%
Inspire Medical Systems, Inc.*	70	13,166
Phreesia, Inc.*	231	12,534
Teladoc Health, Inc.*(a)	305	60,988
Veeva Systems, Inc. (Class A Stock)*	468	127,413

		214,101

Hotels, Restaurants & Leisure — 1.6%
Airbnb, Inc. (Class A Stock)*	101	14,827
Aramark	895	34,440
Bloomin’ Brands, Inc.	1,285	24,955
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	13,700	44,760
Caesars Entertainment, Inc.*	327	24,286
Chipotle Mexican Grill, Inc.*	76	105,390
Darden Restaurants, Inc.	136	16,200
Denny’s Corp.*	2,071	30,402
Domino’s Pizza, Inc.	33	12,654
DraftKings, Inc. (Class A Stock)*	475	22,116
Galaxy Entertainment Group Ltd. (Macau)	4,000	31,113
Hilton Grand Vacations, Inc.*	845	26,491
Hilton Worldwide Holdings, Inc.	3,393	377,505
Huazhu Group Ltd. (China), ADR	121	5,449
Jack in the Box, Inc.	305	28,304

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (cont’d.)
Las Vegas Sands Corp.	1,289	$76,824
Marriott International, Inc. (Class A Stock)	1,951	257,376
McDonald’s Corp.	2,035	436,670
MGM Resorts International	842	26,531
Nathan’s Famous, Inc.	338	18,664
Planet Fitness, Inc. (Class A Stock)*	835	64,821
Playtech PLC (United Kingdom)*	11,091	61,026
Round One Corp. (Japan)	1,700	15,257
Royal Caribbean Cruises Ltd.	445	33,237
Songcheng Performance Development Co. Ltd. (China) (Class A Stock)	4,900	13,376
SSP Group PLC (United Kingdom)	2,754	12,507
Starbucks Corp.	388	41,508
Vail Resorts, Inc.	52	14,506
Wyndham Destinations, Inc.	830	37,234
Wyndham Hotels & Resorts, Inc.	673	40,003
Yum China Holdings, Inc. (China)	360	20,552
Yum! Brands, Inc.	5,259	570,917

		2,539,901

Household Durables — 0.5%
Cairn Homes PLC (Ireland)*	14,934	17,679
Century Communities, Inc.*	756	33,098
Fujitsu General Ltd. (Japan)	5,000	135,534
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	27,900	265,468
Haier Smart Home Co. Ltd. (China) (Class H Stock)*	12,800	46,396
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	2,700	29,224
JS Global Lifestyle Co. Ltd. (Hong Kong), 144A	23,000	44,583
Legacy Housing Corp.*	351	5,304
Lennar Corp. (Class A Stock)	1,206	91,933
Lifetime Brands, Inc.	517	7,858
MDC Holdings, Inc.	648	31,493
Midea Group Co. Ltd. (China) (Class A Stock)	2,200	33,257
Skyline Champion Corp.*	927	28,681
Sony Corp. (Japan)	600	60,352
Tempur Sealy International, Inc.*	1,028	27,756

		858,616

Household Products — 0.1%
Colgate-Palmolive Co.	1,106	94,574
Essity AB (Sweden) (Class B Stock)	2,070	66,648
Kimberly-Clark Corp.	290	39,101

		200,323

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	4,108	96,538
Electric Power Development Co. Ltd. (Japan)	900	12,418
NTPC Ltd. (India)	79,084	107,900
Vistra Corp.	1,198	23,553

		240,409

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	79	$12,338
CK Hutchison Holdings Ltd. (United Kingdom)	10,000	69,753
DCC PLC (United Kingdom)	296	20,968
Fosun International Ltd. (China)	40,500	63,740
General Electric Co.	77,522	837,238
Honeywell International, Inc.	3,300	701,910
Roper Technologies, Inc.	1,136	489,718
Siemens AG (Germany)	996	145,616
SM Investments Corp. (Philippines)	4,712	102,698
Smiths Group PLC (United Kingdom)	3,439	71,000

		2,514,979

Insurance — 2.6%
AIA Group Ltd. (Hong Kong)	42,600	524,586
American International Group, Inc.	10,887	412,182
Aon PLC (Class A Stock)	784	165,636
Arch Capital Group Ltd.*	937	33,798
Argo Group International Holdings Ltd.	770	33,649
AXA SA (France)	7,852	189,352
Chubb Ltd.	3,369	518,556
CNA Financial Corp.	180	7,013
CNO Financial Group, Inc.	1,738	38,636
eHealth, Inc.*	141	9,956
Fidelity National Financial, Inc.	764	29,865
First American Financial Corp.	435	22,459
Hartford Financial Services Group, Inc. (The)	1,682	82,384
Hiscox Ltd. (United Kingdom)*	4,815	65,803
Kemper Corp.	243	18,670
Manulife Financial Corp. (Canada)	3,000	53,382
Markel Corp.*	24	24,799
Marsh & McLennan Cos., Inc.	3,703	433,251
MetLife, Inc.	4,932	231,557
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	215	64,971
Old Republic International Corp.	1,884	37,134
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	96,000	72,838
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	9,500	116,690
Powszechny Zaklad Ubezpieczen SA (Poland)*	9,057	78,695
Principal Financial Group, Inc.	711	35,273
Progressive Corp. (The)	865	85,531
RenaissanceRe Holdings Ltd. (Bermuda)	171	28,355
Sampo OYJ (Finland) (Class A Stock)	2,913	123,286
Selective Insurance Group, Inc.	415	27,797
Sompo Holdings, Inc. (Japan)	2,100	84,932
Steadfast Group Ltd. (Australia)	7,465	23,034
Sun Life Financial, Inc. (Canada)	1,836	81,638
Travelers Cos., Inc. (The)	956	134,194
White Mountains Insurance Group Ltd.	23	23,015
Willis Towers Watson PLC	638	134,414

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
Zurich Insurance Group AG (Switzerland)	370	$156,868

		4,204,199

Interactive Media & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	111	194,543
Alphabet, Inc. (Class C Stock)*	1,293	2,265,181
Baidu, Inc. (China), ADR*	618	133,636
Facebook, Inc. (Class A Stock)*	4,425	1,208,733
IAC/InterActiveCorp*	180	34,083
Info Edge India Ltd. (India)	172	11,215
JOYY, Inc. (China), ADR(a)	458	36,631
Mail.Ru Group Ltd. (Russia), GDR*	894	23,644
Match Group, Inc.*	1,742	263,373
NAVER Corp. (South Korea)	1,395	376,508
Pinterest, Inc. (Class A Stock)*	655	43,165
Rightmove PLC (United Kingdom)*	1,385	12,354
Scout24 AG (Germany), 144A	545	44,767
Snap, Inc. (Class A Stock)*	6,790	339,975
Tencent Holdings Ltd. (China)	13,300	966,107
Yandex NV (Russia) (Class A Stock)*	341	23,727
Z Holdings Corp. (Japan)	28,200	170,503
Zillow Group, Inc. (Class A Stock)*	183	24,877
Zillow Group, Inc. (Class C Stock)*	309	40,108

		6,213,130

Internet & Direct Marketing Retail — 3.3%
Alibaba Group Holding Ltd. (China)*	3,624	109,148
Alibaba Group Holding Ltd. (China), ADR*	4,752	1,105,933
Amazon.com, Inc.*	705	2,296,136
ASOS PLC (United Kingdom)*	2,286	149,683
boohoo Group PLC (United Kingdom)*	19,561	92,268
Booking Holdings, Inc.*	63	140,318
DoorDash, Inc. (Class A Stock)*	192	27,408
Etsy, Inc.*	208	37,005
Farfetch Ltd. (United Kingdom) (Class A Stock)*	803	51,239
Grubhub, Inc.*	376	27,925
JD Health International, Inc. (China), 144A*	550	10,642
JD.com, Inc. (China), ADR*	187	16,437
Just Eat Takeaway.com NV (Germany), 144A*	310	34,735
Media Do Co. Ltd. (Japan)	100	7,194
Meituan (China) (Class B Stock)*	500	19,071
MercadoLibre, Inc. (Argentina)*	94	157,471
Naspers Ltd. (South Africa) (Class N Stock)	1,705	352,129
Ocado Group PLC (United Kingdom)*	2,457	77,054
Ozon Holdings PLC (Russia), ADR*	521	21,575
Pinduoduo, Inc. (China), ADR*	213	37,844
Prosus NV (China)*	2,333	254,109
Qurate Retail, Inc. (Class A Stock)	1,925	21,117
Shop Apotheke Europe NV (Netherlands), 144A*	340	61,116
THG Holdings PLC (United Kingdom)*	4,454	47,768
Trainline PLC (United Kingdom), 144A*	4,721	30,168
Trip.com Group Ltd. (China), ADR*	930	31,369

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
Vipshop Holdings Ltd. (China), ADR*	800	$22,488
Wayfair, Inc. (Class A Stock)*	153	34,549
Zalando SE (Germany), 144A*	414	46,689

		5,320,588

IT Services — 4.0%
Accenture PLC (Class A Stock)	1,299	339,312
Adyen NV (Netherlands), 144A*	24	55,998
Amadeus IT Group SA (Spain)	1,219	89,091
Automatic Data Processing, Inc.	639	112,592
Black Knight, Inc.*	642	56,721
Booz Allen Hamilton Holding Corp.	461	40,190
Broadridge Financial Solutions, Inc.	862	132,058
CANCOM SE (Germany)	210	11,860
CSG Systems International, Inc.	545	24,563
Edenred (France)	373	21,165
EPAM Systems, Inc.*	195	69,878
Euronet Worldwide, Inc.*	895	129,703
Fidelity National Information Services, Inc.	3,503	495,534
Fiserv, Inc.*	2,590	294,897
Fujitsu Ltd. (Japan)	1,000	144,702
GDS Holdings Ltd. (China) (Class A Stock)*	505	5,913
Global Payments, Inc.	2,161	465,523
GoDaddy, Inc. (Class A Stock)*	523	43,383
Indra Sistemas SA (Spain)*	2,945	25,255
Infosys Ltd. (India)	4,630	79,687
Keywords Studios PLC (Ireland)*	1,194	46,836
LiveRamp Holdings, Inc.*	283	20,713
Mastercard, Inc. (Class A Stock)	1,424	508,283
MongoDB, Inc.*	176	63,191
NET One Systems Co. Ltd. (Japan)	900	31,731
Network International Holdings PLC (United Arab Emirates), 144A*	26,162	117,461
NEXTDC Ltd. (Australia)*	2,372	22,510
Okta, Inc.*	246	62,548
Pagseguro Digital Ltd. (Brazil) (Class A Stock)*	537	30,545
PayPal Holdings, Inc.*	2,180	510,556
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*	57	64,521
Shopify, Inc. (Canada) (Class A Stock) (XTSE)*	72	81,300
Snowflake, Inc. (Class A Stock)*	21	5,909
Square, Inc. (Class A Stock)*	666	144,948
StoneCo Ltd. (Brazil) (Class A Stock)*	2,389	200,485
Tata Consultancy Services Ltd. (India)	343	13,463
Twilio, Inc. (Class A Stock)*	350	118,475
Visa, Inc. (Class A Stock)(a)	6,775	1,481,896
WEX, Inc.*	200	40,706
Wix.com Ltd. (Israel)*	819	204,717

		6,408,819

Leisure Products — 0.2%
American Outdoor Brands, Inc.*	73	1,243
Bafang Electric Suzhou Co. Ltd. (China) (Class A Stock)	1,300	38,043
Brunswick Corp.	435	33,164

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Leisure Products (cont’d.)
MIPS AB (Sweden)	198	$12,445
Peloton Interactive, Inc. (Class A Stock)*	575	87,239
Polaris, Inc.	213	20,295
Sega Sammy Holdings, Inc. (Japan)	600	9,467
Smith & Wesson Brands, Inc.	567	10,064
Spin Master Corp. (Canada), 144A*	883	20,124
Thule Group AB (Sweden), 144A*	1,607	60,160
YETI Holdings, Inc.*	306	20,952

		313,196

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	3,404	403,340
Avantor, Inc.*	1,008	28,375
Bio-Techne Corp.	43	13,655
Charles River Laboratories International, Inc.*	145	36,230
Eurofins Scientific SE (Luxembourg)*	660	55,504
Evotec SE (Germany)*	2,937	108,943
Lonza Group AG (Switzerland)	346	223,082
PPD, Inc.*	1,031	35,281
PRA Health Sciences, Inc.*	273	34,245
Repligen Corp.*	107	20,505
Syneos Health, Inc.*	287	19,553
Tecan Group AG (Switzerland)	81	39,773
Thermo Fisher Scientific, Inc.	2,228	1,037,758

		2,056,244

Machinery — 1.7%
Aalberts NV (Netherlands)	353	15,817
AGCO Corp.	321	33,092
Aida Engineering Ltd. (Japan)	1,200	11,273
Atlas Copco AB (Sweden) (Class B Stock)	424	18,938
Aumann AG (Germany), 144A*	226	3,162
Bucher Industries AG (Switzerland)	31	14,368
Caterpillar, Inc.	2,289	416,644
CNH Industrial NV (United Kingdom)*	10,034	127,087
Colfax Corp.*	982	37,552
Cummins, Inc.	311	70,628
Deere & Co.	1,938	521,419
Epiroc AB (Sweden) (Class B Stock)	1,435	24,144
Escorts Ltd. (India)	1,443	25,002
Fortive Corp.	2,524	178,750
Fujitec Co. Ltd. (Japan)	900	19,472
GEA Group AG (Germany)	1,935	69,472
Graco, Inc.	746	53,973
Hoshizaki Corp. (Japan)	600	55,109
Illinois Tool Works, Inc.	549	111,930
Impro Precision Industries Ltd., 144A	33,000	10,620
Kadant, Inc.	80	11,278
Kennametal, Inc.	356	12,901
Knorr-Bremse AG (Germany)	562	76,833
Lincoln Electric Holdings, Inc.	386	44,872
Lindsay Corp.	110	14,131
Manitex International, Inc.*	475	2,451
METAWATER Co. Ltd. (Japan)	800	18,004
Metso Outotec OYJ (Finland)	1,656	16,619
Middleby Corp. (The)*	907	116,930

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Norma Group SE (Germany)	521	$26,812
Obara Group, Inc. (Japan)	500	19,062
Oshkosh Corp.	452	38,904
PACCAR, Inc.	852	73,511
Parker-Hannifin Corp.	48	13,076
RBC Bearings, Inc.*	213	38,136
Rotork PLC (United Kingdom)	3,834	16,729
Sandvik AB (Sweden)*	512	12,585
Spirax-Sarco Engineering PLC (United Kingdom)	165	25,581
Stanley Black & Decker, Inc.	391	69,817
Takuma Co. Ltd. (Japan)	700	12,511
Timken Co. (The)	300	23,208
Toro Co. (The)	565	53,585
Trelleborg AB (Sweden) (Class B Stock)*	690	15,361
Trinity Industries, Inc.	1,106	29,187
Weir Group PLC (The) (United Kingdom)*	3,148	85,520

		2,686,056

Marine — 0.0%
SITC International Holdings Co. Ltd. (China)	17,000	36,832

Media — 0.5%
A.H. Belo Corp. (Class A Stock)	160	242
Ascential PLC (United Kingdom)*	10,731	56,244
Cable One, Inc.	25	55,693
Cardlytics, Inc.*	148	21,130
Charter Communications, Inc. (Class A Stock)*	109	72,109
Comcast Corp. (Class A Stock)	5,360	280,864
Eutelsat Communications SA (France)	3,434	39,022
Informa PLC (United Kingdom)*	6,188	46,580
Liberty Broadband Corp. (Class A Stock)*	145	22,849
Liberty Broadband Corp. (Class C Stock)*	460	72,850
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	772	33,343
oOh!media Ltd. (Australia)	9,955	12,802
Sirius XM Holdings, Inc.	2,570	16,371
WPP PLC (United Kingdom)	8,892	96,996
YouGov PLC (United Kingdom)	2,898	41,402

		868,497

Metals & Mining — 2.6%
Agnico Eagle Mines Ltd. (Canada)	799	56,236
Alamos Gold, Inc. (Canada) (Class A Stock)	409	3,573
Alcoa Corp.*	448	10,326
Alrosa PJSC (Russia)	16,790	22,357
Anglo American Platinum Ltd. (South Africa)	312	30,713
Anglo American PLC (South Africa)	2,243	74,705
AngloGold Ashanti Ltd. (Tanzania)	1,524	35,439
Antofagasta PLC (Chile)	3,286	64,576
ArcelorMittal SA (Luxembourg)*	1,651	38,649

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
B2Gold Corp. (Canada)	3,564	$19,963
Barrick Gold Corp. (Canada)	5,495	125,191
BHP Group Ltd. (Australia)	23,268	760,391
BlueScope Steel Ltd. (Australia)	940	12,646
Boliden AB (Sweden)	3,075	109,380
Centamin PLC (Egypt)	1,823	3,081
Centerra Gold, Inc. (Kyrgyzstan)	253	2,930
China Molybdenum Co. Ltd. (China) (Class H Stock)	15,000	9,830
China Steel Corp. (Taiwan)	23,000	20,263
Cia de Minas Buenaventura SAA (Peru), ADR*	644	7,850
Cia Siderurgica Nacional SA (Brazil)	2,800	16,840
Cleveland-Cliffs, Inc.(a)	2,250	32,760
Coeur Mining, Inc.*	1,569	16,239
Endeavour Mining Corp. (Ivory Coast)*	149	3,467
ERO Copper Corp. (Canada)*	1,450	23,261
Evolution Mining Ltd. (Australia)	4,320	16,504
First Quantum Minerals Ltd. (Zambia)	1,290	23,157
Fortescue Metals Group Ltd. (Australia)	3,003	54,459
Fortitude Gold CORP	1,217	1,278
Franco-Nevada Corp. (Canada)	1,216	152,466
Freeport-McMoRan, Inc.	8,223	213,962
Fresnillo PLC (Mexico)	877	13,555
Glencore PLC (Australia)*	19,098	60,946
Gold Fields Ltd. (South Africa)	3,102	28,849
Gold Resource Corp.	4,260	12,397
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	6,800	28,838
Harmony Gold Mining Co. Ltd. (South Africa)*	1,052	5,110
Hecla Mining Co.	3,183	20,626
Hindalco Industries Ltd. (India)	3,257	10,751
Hitachi Metals Ltd. (Japan)	5,400	81,907
IGO Ltd. (Australia)	7,129	35,146
Impala Platinum Holdings Ltd. (South Africa)	3,822	52,915
Industrias Penoles SAB de CV (Mexico)	857	14,569
JFE Holdings, Inc. (Japan)*	1,200	11,585
JSW Steel Ltd. (India)	2,725	14,464
Kaiser Aluminum Corp.	70	6,923
KGHM Polska Miedz SA (Poland)*	230	11,298
Kinross Gold Corp. (Canada)	4,109	30,150
Kirkland Lake Gold Ltd. (Canada)	1,663	68,720
Lundin Mining Corp. (Chile)	8,978	79,701
Mitsui Mining & Smelting Co. Ltd. (Japan)	1,400	51,789
MMC Norilsk Nickel PJSC (Russia)	143	45,926
Newcrest Mining Ltd. (Australia)	2,217	43,896
Newmont Corp.	2,276	136,310
Nippon Steel Corp. (Japan)*	2,300	29,909
Norsk Hydro ASA (Norway)	10,148	47,193
Northam Platinum Ltd. (South Africa)*	2,078	29,840
Northern Star Resources Ltd. (Australia)	8,366	82,617
Nucor Corp.	538	28,616
Osisko Gold Royalties Ltd. (Canada)	119	1,508
OZ Minerals Ltd. (Australia)	3,077	44,843

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Pan American Silver Corp. (Canada)	562	$19,382
Perseus Mining Ltd. (Australia)*	14,440	14,418
Polymetal International PLC (Russia)	879	20,684
Polyus PJSC (Russia)	117	24,239
POSCO (South Korea)	373	93,437
Regis Resources Ltd. (Australia)	395	1,135
Reliance Steel & Aluminum Co.	467	55,923
Rio Tinto PLC (Australia)	2,869	215,204
Royal Gold, Inc.	67	7,126
Sandstorm Gold Ltd. (Canada)*	270	1,935
Saracen Mineral Holdings Ltd. (Australia)*	705	2,570
Sibanye Stillwater Ltd. (South Africa)	7,935	32,557
South32 Ltd. (Australia)	75,266	143,726
Southern Copper Corp. (Peru)(a)	2,422	157,721
SSR Mining, Inc. (Canada)*	772	15,502
Steel Dynamics, Inc.	639	23,560
Sumitomo Metal Mining Co. Ltd. (Japan)	400	17,850
Teck Resources Ltd. (Canada) (Class B Stock)	900	16,335
Torex Gold Resources, Inc. (Canada)*	110	1,650
United States Steel Corp.(a)	752	12,611
Vale SA (Brazil)	7,042	117,464
voestalpine AG (Austria)	292	10,400
Wesdome Gold Mines Ltd. (Canada)*	3,000	25,029
Wheaton Precious Metals Corp. (Brazil)	1,415	59,095
Yamana Gold, Inc. (Canada)	2,915	16,649
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	24,000	27,274

		4,226,865

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	1,380	21,528
Annaly Capital Management, Inc.	3,938	33,276
Apollo Commercial Real Estate Finance, Inc.	2,015	22,508
Cherry Hill Mortgage Investment Corp.	1,168	10,675
Ellington Residential Mortgage REIT	841	10,967
Two Harbors Investment Corp.	2,000	12,740

		111,694

Multiline Retail — 0.4%
Dollar General Corp.	2,162	454,669
Dollar Tree, Inc.*	44	4,754
Lojas Renner SA (Brazil)	3,088	25,852
Magazine Luiza SA (Brazil)	6,200	29,762
Next PLC (United Kingdom)*	929	90,297
Pan Pacific International Holdings Corp. (Japan)	2,600	60,146
Ryohin Keikaku Co. Ltd. (Japan)	700	14,296

		679,776

Multi-Utilities — 0.8%
Ameren Corp.	3,159	246,591
Dominion Energy, Inc.	405	30,456
DTE Energy Co.	99	12,020

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (cont’d.)
Engie SA (France)*	6,704	$102,960
Public Service Enterprise Group, Inc.	3,169	184,753
Sempra Energy	5,207	663,424

		1,240,204

Oil, Gas & Consumable Fuels — 1.4%
Aker BP ASA (Norway)	738	19,058
Arch Resources, Inc.	379	16,589
BP PLC (United Kingdom), ADR	4,138	84,912
Cheniere Energy, Inc.*	199	11,946
Chevron Corp.	640	54,048
Concho Resources, Inc.	893	52,107
ConocoPhillips	871	34,831
Devon Energy Corp.	1,216	19,225
Enbridge, Inc. (Canada)	967	30,934
Eni SpA (Italy)	5,820	60,762
EOG Resources, Inc.	4,954	247,056
Equinor ASA (Norway)	2,964	49,895
Galp Energia SGPS SA (Portugal)	23,616	253,251
Hess Corp.	233	12,300
Lundin Energy AB (Sweden)	3,556	96,336
Magnolia Oil & Gas Corp. (Class A Stock)*	1,516	10,703
Murphy Oil Corp.	1,740	21,054
Parex Resources, Inc. (Canada)*	900	12,387
Parsley Energy, Inc. (Class A Stock)	552	7,838
PDC Energy, Inc.*	1,092	22,419
Petronet LNG Ltd. (India)	8,832	29,985
Pioneer Natural Resources Co.	384	43,734
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	6,970	119,378
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	15,912	82,629
SM Energy Co.	1,771	10,839
Targa Resources Corp.	1,372	36,193
TC Energy Corp. (Canada) (NYSE)	1,660	67,595
TC Energy Corp. (Canada) (XTSE)	1,525	61,999
TOTAL SE (France)	11,403	492,011
Williams Cos., Inc. (The)	9,353	187,528
World Fuel Services Corp.	620	19,319
WPX Energy, Inc.*	3,148	25,656

		2,294,517

Paper & Forest Products — 0.2%
Domtar Corp.	701	22,187
Louisiana-Pacific Corp.	661	24,569
Mercer International, Inc. (Germany)	1,939	19,875
Mondi PLC (United Kingdom)	3,059	72,228
Stora Enso OYJ (Finland) (Class R Stock)	1,007	19,249
Suzano SA (Brazil)*	2,912	32,687
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)*	1,231	21,439
UPM-Kymmene OYJ (Finland)	685	25,570
Verso Corp. (Class A Stock)	979	11,768
West Fraser Timber Co. Ltd. (Canada)	263	16,897

		266,469

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.4%
Beiersdorf AG (Germany)	217	$25,088
Kao Corp. (Japan)	600	46,313
LG Household & Health Care Ltd. (South Korea)	158	236,020
Medifast, Inc.	108	21,204
Unilever PLC (United Kingdom)	4,212	256,218
USANA Health Sciences, Inc.*	121	9,329

		594,172

Pharmaceuticals — 2.4%
Aerie Pharmaceuticals, Inc.*	860	11,619
Arvinas, Inc.*	89	7,559
Astellas Pharma, Inc. (Japan)	8,400	129,778
AstraZeneca PLC (United Kingdom), ADR	3,732	186,563
Bausch Health Cos., Inc.*	2,525	52,520
Bayer AG (Germany)	3,261	192,737
Corcept Therapeutics, Inc.*	632	16,533
CSPC Pharmaceutical Group Ltd. (China)	19,200	19,705
Daiichi Sankyo Co. Ltd. (Japan)	1,800	61,658
Durect Corp.*	4,549	9,416
Elanco Animal Health, Inc.*	5,403	165,710
Eli Lilly & Co.	1,844	311,341
Endo International PLC*	1,287	9,241
GlaxoSmithKline PLC (United Kingdom), ADR	4,466	164,349
Horizon Therapeutics PLC*	524	38,331
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	1,500	25,716
Johnson & Johnson	1,796	282,654
Laboratorios Farmaceuticos Rovi SA (Spain)	870	40,802
Lipocine, Inc.*	5,264	7,159
Merck & Co., Inc.	781	63,886
Merck KGaA (Germany)	148	25,775
Novartis AG (Switzerland)	2,455	232,229
Otsuka Holdings Co. Ltd. (Japan)	6,300	269,716
Pfizer, Inc.	3,194	117,571
Reata Pharmaceuticals, Inc. (Class A Stock)*	103	12,733
Roche Holding AG (Switzerland)	1,112	389,210
Sanofi (France)	2,944	284,790
Sino Biopharmaceutical Ltd. (Hong Kong)	27,500	26,676
Supernus Pharmaceuticals, Inc.*	1,062	26,720
Takeda Pharmaceutical Co. Ltd. (Japan)	8,009	291,775
Torrent Pharmaceuticals Ltd. (India)	654	25,174
Zoetis, Inc.	1,700	281,350

		3,780,996

Professional Services — 0.6%
Boa Vista Servicos SA (Brazil)	4,636	11,288
Clarivate PLC (United Kingdom)*	2,451	72,819
CoStar Group, Inc.*	234	216,282
DKSH Holding AG (Switzerland)	336	25,312
en-japan, Inc. (Japan)	900	26,970
Equifax, Inc.	1,015	195,733

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Professional Services (cont’d.)
FTI Consulting, Inc.*	202	$22,567
HeadHunter Group PLC (Russia), ADR	540	16,335
Insperity, Inc.	254	20,681
Intertrust NV (Netherlands), 144A*	971	16,307
Korn Ferry	931	40,498
ManpowerGroup, Inc.	283	25,521
Outsourcing, Inc. (Japan)	4,500	60,472
Persol Holdings Co. Ltd. (Japan)	8,800	158,861
TeamLease Services Ltd. (India)*	399	14,408
TransUnion	420	41,672
Upwork, Inc.*	440	15,189

		980,915

Real Estate Management & Development — 0.5%
Aedas Homes SA (Spain), 144A*	735	18,972
Altus Group Ltd. (Canada)(a)	610	23,549
China Resources Mixc Lifestyle Services Ltd. (China), 144A*	6,800	31,533
Deutsche Wohnen SE (Germany)	857	45,875
Fabege AB (Sweden)	1,582	24,929
Grainger PLC (United Kingdom)	3,524	13,747
Hang Lung Properties Ltd. (Hong Kong)	13,000	34,446
Heiwa Real Estate Co. Ltd. (Japan)	1,200	43,433
Hongkong Land Holdings Ltd. (Hong Kong)	15,600	64,544
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,600	11,423
Instone Real Estate Group AG (Germany), 144A*	808	20,801
Jones Lang LaSalle, Inc.*	156	23,146
Kojamo OYJ (Finland)	1,268	28,120
Mitsubishi Estate Co. Ltd. (Japan)	4,700	75,370
Mitsui Fudosan Co. Ltd. (Japan)	6,400	133,506
PSP Swiss Property AG (Switzerland)	170	22,775
Realogy Holdings Corp.*	1,010	13,251
Redfin Corp.*	422	28,962
Shurgard Self Storage SA (Belgium)	521	22,614
Sun Hung Kai Properties Ltd. (Hong Kong)	4,500	58,098
Tokyo Tatemono Co. Ltd. (Japan)	1,500	20,611

		759,705

Road & Rail — 0.7%
Canadian Pacific Railway Ltd. (Canada)	6	2,080
J.B. Hunt Transport Services, Inc.	781	106,724
Kansas City Southern	7	1,429
Lyft, Inc. (Class A Stock)*	408	20,045
Norfolk Southern Corp.	1,583	376,137
PAM Transportation Services, Inc.*	313	15,337
Ryder System, Inc.	91	5,620
Uber Technologies, Inc.*	2,500	127,500
Union Pacific Corp.	2,243	467,037

		1,121,909

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.*	2,510	230,192

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (cont’d.)
AIXTRON SE (Germany)*	3,263	$57,154
ams AG (Austria)*	1,361	29,980
Analog Devices, Inc.	1,373	202,833
Applied Materials, Inc.	8,246	711,630
ASML Holding NV (Netherlands) (BATE)	746	366,650
ASML Holding NV (Netherlands) (XNGS)	306	149,242
Broadcom, Inc.	918	401,946
Cirrus Logic, Inc.*	330	27,126
CMC Materials, Inc.	179	27,083
Cree, Inc.*	440	46,596
Disco Corp. (Japan)	300	101,138
Enphase Energy, Inc.*	234	41,060
Entegris, Inc.	414	39,785
Infineon Technologies AG (Germany)	2,332	90,103
IQE PLC (United Kingdom)*	29,649	30,103
KLA Corp.	120	31,069
Lam Research Corp.	316	149,237
Marvell Technology Group Ltd.	4,571	217,305
Maxim Integrated Products, Inc.	1,758	155,847
MediaTek, Inc. (Taiwan)	1,000	26,717
Microchip Technology, Inc.	888	122,642
Micron Technology, Inc.*	3,835	288,315
MKS Instruments, Inc.	264	39,719
Monolithic Power Systems, Inc.	258	94,487
NVIDIA Corp.	879	459,014
NXP Semiconductors NV (Netherlands)	4,986	792,824
QUALCOMM, Inc.	5,550	845,487
QuickLogic Corp.*	285	1,080
Silergy Corp. (China)	1,000	86,368
Silicon Laboratories, Inc.*	213	27,123
SK Hynix, Inc. (South Korea)	500	54,846
SolarEdge Technologies, Inc.*	158	50,421
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	57,000	1,076,727
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	350	38,164
Texas Instruments, Inc.	3,503	574,947
Tokyo Electron Ltd. (Japan)	300	112,042
Ultra Clean Holdings, Inc.*	690	21,494
Universal Display Corp.	144	33,091
Vanguard International Semiconductor Corp. (Taiwan)	6,000	24,868

		7,876,455

Software — 4.4%
2U, Inc.*	479	19,165
Adobe, Inc.*	7	3,501
Aspen Technology, Inc.*	222	28,916
Atlassian Corp. PLC (Class A Stock)*	154	36,016
AudioEye, Inc.*	360	9,299
Bytes Technology Group PLC (United Kingdom)*	3,037	13,913
CDK Global, Inc.	699	36,229
Cerence, Inc.*	142	14,268
Ceridian HCM Holding, Inc.*	289	30,796
Citrix Systems, Inc.	494	64,269
Cloudflare, Inc. (Class A Stock)*	219	16,642

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
Cornerstone OnDemand, Inc.*	644	$28,362
Coupa Software, Inc.*	224	75,916
Crowdstrike Holdings, Inc. (Class A Stock)*	334	70,748
Datadog, Inc. (Class A Stock)*	360	35,438
Descartes Systems Group, Inc. (The) (Canada)*	480	28,074
Digital Turbine, Inc.*	230	13,009
DocuSign, Inc.*	566	125,822
Dropbox, Inc. (Class A Stock)*	1,174	26,051
Envestnet, Inc.*	407	33,492
Everbridge, Inc.*	176	26,236
First Derivatives PLC (United Kingdom)*	791	34,609
Five9, Inc.*	352	61,389
Guidewire Software, Inc.*	314	40,421
HubSpot, Inc.*(a)	129	51,141
Intuit, Inc.	1,111	422,013
J2 Global, Inc.*	263	25,692
Lightspeed POS, Inc. (Canada)*	503	35,501
Manhattan Associates, Inc.*	307	32,290
Microsoft Corp.	12,942	2,878,560
Netcompany Group A/S (Denmark), 144A*	408	41,843
New Relic, Inc.*	414	27,076
Nutanix, Inc. (Class A Stock)*	575	18,325
Palo Alto Networks, Inc.*	245	87,071
Paycom Software, Inc.*	109	49,295
Paylocity Holding Corp.*	110	22,650
Proofpoint, Inc.*	314	42,833
PTC, Inc.*	383	45,811
QT Group OYJ (Finland)*	286	20,255
RealPage, Inc.*	796	69,443
RingCentral, Inc. (Class A Stock)*	229	86,784
salesforce.com, Inc.*	1,799	400,331
Sansan, Inc. (Japan)*	300	19,764
SAP SE (Germany)	337	44,691
ServiceNow, Inc.*	908	499,790
Slack Technologies, Inc. (Class A Stock)*	300	12,672
Smartsheet, Inc. (Class A Stock)*	223	15,452
Splunk, Inc.*	1,192	202,509
SS&C Technologies Holdings, Inc.	343	24,953
Synopsys, Inc.*	1,142	296,052
TeamViewer AG (Germany), 144A*	1,219	65,602
Temenos AG (Switzerland)	416	58,323
Trade Desk, Inc. (The) (Class A Stock)*	92	73,692
Veritone, Inc.*	397	11,295
VMware, Inc. (Class A Stock)*(a)	162	22,722
WANdisco PLC (United Kingdom)*	858	5,491
Workday, Inc. (Class A Stock)*	687	164,612
Workiva, Inc.*	35	3,207
Xero Ltd. (New Zealand)*	238	27,119
Zendesk, Inc.*	481	68,841
Zoom Video Communications, Inc. (Class A Stock)*	465	156,854
Zscaler, Inc.*	141	28,159

		7,031,295

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.1%
American Eagle Outfitters, Inc.	1,197	$24,024
Burlington Stores, Inc.*	322	84,219
Carvana Co.*	482	115,458
Dick’s Sporting Goods, Inc.	542	30,466
Five Below, Inc.*	211	36,921
Grupo SBF SA (Brazil)*	1,700	9,651
Hikari Tsushin, Inc. (Japan)	100	23,449
Home Depot, Inc. (The)	1,303	346,103
Michaels Cos., Inc. (The)*(a)	1,081	14,064
National Vision Holdings, Inc.*	129	5,842
Nextage Co. Ltd. (Japan)	2,800	35,876
O’Reilly Automotive, Inc.*	105	47,520
RH*	69	30,879
Ross Stores, Inc.	4,200	515,802
TJX Cos., Inc. (The)	3,246	221,669
Tractor Supply Co.	516	72,539
VT Holdings Co. Ltd. (Japan)	2,200	9,104
Watches of Switzerland Group PLC (United Kingdom), 144A*	3,484	27,706
Yellow Hat Ltd. (Japan)	1,100	17,917
Zhongsheng Group Holdings Ltd. (China)	3,500	25,123
Zumiez, Inc.*	592	21,774

		1,716,106

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	14,481	1,921,484
Dell Technologies, Inc. (Class C Stock)*	163	11,946
NCR Corp.*	912	34,264
Samsung Electronics Co. Ltd. (South Korea)	13,626	1,020,587

		2,988,281

Textiles, Apparel & Luxury Goods — 0.6%
Asics Corp. (Japan)	3,000	57,622
Brunello Cucinelli SpA (Italy)*	310	13,571
Burberry Group PLC (United Kingdom)*	3,380	82,969
Carter’s, Inc.	256	24,082
EssilorLuxottica SA (France)	1,042	162,215
Forward Industries, Inc.*	8,543	15,548
Li Ning Co. Ltd. (China)	5,000	34,591
Lu Thai Textile Co. Ltd. (China) (Class B Stock)	1,342	677
Lululemon Athletica, Inc.*	593	206,382
LVMH Moet Hennessy Louis Vuitton SE (France)	73	45,572
NIKE, Inc. (Class B Stock)	1,870	264,549
Skechers USA, Inc. (Class A Stock)*	844	30,333
VF Corp.	203	17,338
Wolverine World Wide, Inc.	1,029	32,156

		987,605

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)	700	12,271
Home Federal Bancorp, Inc.	559	16,267

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (cont’d.)
Housing Development Finance Corp. Ltd. (India)	9,978	$350,350
MGIC Investment Corp.	1,646	20,657
New York Community Bancorp, Inc.	1,696	17,893
Waterstone Financial, Inc.	1,374	25,858
WSFS Financial Corp.	525	23,562

		466,858

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	2,094	77,881
Imperial Brands PLC (United Kingdom)	3,285	69,335
Japan Tobacco, Inc. (Japan)	3,400	69,258
Philip Morris International, Inc.	4,375	362,206

		578,680

Trading Companies & Distributors — 0.3%
Air Lease Corp.	250	11,105
Beacon Roofing Supply, Inc.*	433	17,402
Beijer Ref AB (Sweden)	227	10,403
Hanwa Co. Ltd. (Japan)	800	21,535
Herc Holdings, Inc.*	581	38,584
Howden Joinery Group PLC (United Kingdom)*	2,035	19,284
IMCD NV (Netherlands)	310	40,298
NOW, Inc.*	3,753	26,947
SiteOne Landscape Supply, Inc.*	221	35,057
Sumitomo Corp. (Japan)	6,300	83,649
Toromont Industries Ltd. (Canada)	109	7,638
United Rentals, Inc.*	828	192,022
Watsco, Inc.	142	32,170

		536,094

Transportation Infrastructure — 0.1%
Airports of Thailand PCL (Thailand)	8,600	17,883
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR*	291	47,995
Macquarie Infrastructure Corp.	625	23,469
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	1,600	18,631

		107,978

Water Utilities — 0.1%
American States Water Co.	369	29,339
American Water Works Co., Inc.	578	88,706
California Water Service Group	562	30,365
York Water Co. (The)	489	22,787

		171,197

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.*	702	94,665
Vodafone Group PLC (United Kingdom)	64,035	105,923

		200,588

TOTAL COMMON STOCKS (cost $91,769,926)		120,788,799

	Shares	Value

MASTER LIMITED PARTNERSHIP — 0.0%
Hotels, Restaurants & Leisure
Cedar Fair LP	1,229	$48,349

(cost $46,061)

PREFERRED STOCKS — 0.3%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	544	101,896

Banks — 0.1%
Itau Unibanco Holding SA (Brazil) (PRFC)	24,041	145,782

Electric Utilities — 0.1%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 03/15/22(a)	508	25,451
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	707	35,944
Southern Co. (The), CVT, 6.750%, Maturing 08/01/22	1,293	67,106

		128,501

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	46	19,403

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	20,700	11,411

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	2,108	9,797

Multi-Utilities — 0.0%
Sempra Energy, Series B, CVT, 6.750%, Maturing 07/15/21	172	17,841

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	1,008	68,589

TOTAL PREFERRED STOCKS (cost $430,695)		503,220

UNAFFILIATED FUNDS** — 8.7%
T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	409,651	4,747,853
T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	472,970	4,583,080
T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	529,556	4,670,687

TOTAL UNAFFILIATED FUNDS (cost $13,455,022)		14,001,620

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.2%
Automobiles — 0.1%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	102,639
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	1	1,127
Series 2020-01, Class B
2.210%	09/15/23	15	15,627

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Drive Auto Receivables Trust,
Series 2020-01, Class C
2.360%	03/16/26	10	$10,233
Exeter Automobile Receivables Trust,
Series 2020-01A, Class B, 144A
2.260%	04/15/24	10	10,138
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class A3
2.810%	12/16/22	7	7,068
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	2	1,789
Santander Retail Auto Lease Trust,
Series 2019-A, Class A3, 144A
2.770%	06/20/22	20	20,281

			168,902

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	10	10,404

Equipment — 0.0%
CNH Equipment Trust,
Series 2017-C, Class A3
2.080%	02/15/23	1	1,256
Series 2019-C, Class B
2.350%	04/15/27	20	20,645

			21,901

Other — 0.1%
Sonic Capital LLC,
Series 2018-01A, Class A2, 144A
4.026%	02/20/48	49	50,345
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	48	49,996

			100,341

TOTAL ASSET-BACKED SECURITIES (cost $293,597)			301,548

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BANK,
Series 2017-BNK08, Class B
3.927%(cc)	11/15/50	15	16,900
Series 2020-BN25, Class B
3.043%(cc)	01/15/63	10	10,735
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A5
4.314%	12/15/51	15	17,960
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.319%(c)	11/15/34	10	9,420
CD Mortgage Trust,
Series 2016-CD2, Class A4
3.526%(cc)	11/10/49	10	11,321

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	$11,240
Commercial Mortgage Trust,
Series 2015-CR24, Class A5
3.696%	08/10/48	10	11,222
Series 2015-LC21, Class A4
3.708%	07/10/48	10	11,186
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	9	9,235
Great Wolf Trust,
Series 2019-WOLF, Class A, 144A, 1 Month LIBOR + 1.034%
1.193%(c)	12/15/36	10	9,774
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
1.792%(c)	12/15/36	10	9,313
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	11,207
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	10	11,709
Series 2019-GSA01, Class B
3.511%	11/10/52	16	17,056
Series 2020-GC45, Class A5
2.911%	02/13/53	15	16,688
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class A5
3.822%	07/15/48	10	11,292
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10	10,639
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10	11,112
Series 2015-C27, Class AS
4.068%	12/15/47	15	16,724
Morgan Stanley Capital I Trust,
Series 2018-H04, Class A4
4.310%	12/15/51	10	11,954
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	10	8,431
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	11,210
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58	10	11,178
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10	10,855

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $273,033)			288,361

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 2.2%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23	10	$10,683
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	10	11,407
3.650%	11/01/24	5	5,523
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22	25	26,298

			53,911

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10	13,172

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22	20	20,681

Airlines — 0.0%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	4	3,183
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33	24	23,638
United Airlines 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	09/01/31	27	25,858

			52,679

Auto Manufacturers — 0.1%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.950%	04/14/22	25	25,822
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	5,543
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
4.200%	11/06/21	35	36,041
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
3.450%	03/12/21	20	20,101
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
3.650%	09/21/21	10	10,187
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
2.650%	05/10/22	25	25,800
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	04/13/21	30	30,222

			153,716

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 0.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	50	$53,573
Sr. Unsec’d. Notes, MTN
4.244%(ff)	04/24/38	20	24,688
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21	25	25,195
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	35	40,209
Sub. Notes
4.450%	09/29/27	10	11,804
4.600%	03/09/26	10	11,724
Fifth Third Bancorp,
Sr. Unsec’d. Notes
1.625%	05/05/23	15	15,423
Sub. Notes
4.300%	01/16/24	10	11,058
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.000%	04/26/22	40	40,325
3.500%	01/23/25	15	16,550
3.850%	01/26/27	10	11,422
Sub. Notes
5.150%	05/22/45	5	6,991
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.882%(ff)	07/24/38	20	24,295
Sub. Notes
2.956%(ff)	05/13/31	15	16,418
3.375%	05/01/23	50	53,430
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.250%	04/06/27	25	26,771
M&T Bank Corp.,
Sr. Unsec’d. Notes
3.550%	07/26/23	25	26,972
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23	15	15,833
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38	15	18,548
4.300%	01/27/45	5	6,653
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	15	15,493
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	35	35,712
Truist Bank,
Sr. Unsec’d. Notes
3.502%(ff)	08/02/22	20	20,364
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	10	10,430

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	55	$56,541
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,367

			606,789

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	10	13,006
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25	50	56,925
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21	15	15,183
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,195

			90,309

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	40	41,585
3.625%	09/15/22	5	5,273
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	5	5,219

			52,077

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	2	2,041

Chemicals — 0.0%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25	5	5,208
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.150%	05/15/24	10	10,752
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/27	5	5,666

			21,626

Commercial Services — 0.1%
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	5	6,243
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	20	21,157

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	30	$32,061
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30	10	11,124
3.500%	03/16/23	5	5,320
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	5,691

			81,596

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	05/11/30	15	15,436
3.200%	05/13/25	25	27,889

			43,325

Diversified Financial Services — 0.1%
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21	10	10,029
3.500%	01/15/22	5	5,140
3.625%	04/01/27	5	5,388
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	5	5,281
5.250%	05/15/24	20	21,721
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	25	26,388
3.650%	05/11/27	20	22,933
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	5,506
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.450%	09/21/23	25	26,939
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/26	5	5,752
Visa, Inc.,
Sr. Unsec’d. Notes
2.150%	09/15/22	15	15,469
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	5	5,371

			155,917

Electric — 0.1%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	12,752
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	17,958

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	5	$5,610
Sr. Unsec’d. Notes, Series N
3.800%	12/01/23	10	10,929
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	25	28,148
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	10	14,245
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,891
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	15	15,604
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	12,948
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.900%	03/15/21	20	20,103
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	10	10,170
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	10	10,818

			170,176

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,767
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.550%	10/30/24	15	16,976
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	5	5,496
3.800%	12/15/26	15	17,333

			50,572

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	15	16,005
3.375%	11/15/27	5	5,673

			21,678

Forest Products & Paper — 0.0%
International Paper Co.,
Sr. Unsec’d. Notes
5.000%	09/15/35	10	13,086

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas — 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	10	$11,336
3.950%	03/30/48	15	18,395

			29,731

Healthcare-Products — 0.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28	20	20,272

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	6,810
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	15	19,692
Banner Health,
Unsec’d. Notes
1.897%	01/01/31	5	5,067
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	29,684
CommonSpirit Health,
Sec’d. Notes
2.950%	11/01/22	10	10,456
Sr. Sec’d. Notes
2.760%	10/01/24	15	16,106
2.782%	10/01/30	5	5,283
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48	20	25,434
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	20	23,207
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	18,964
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49	20	22,841
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	6,100
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	10	10,613
3.750%	07/15/25	5	5,697

			205,954

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21	5	5,010
3.400%	06/30/30	30	34,321

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Aon Corp.,
Gtd. Notes
2.200%	11/15/22	15	$15,504
Aon PLC,
Gtd. Notes
3.875%	12/15/25	5	5,703
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	15,741
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	10	10,595
3.300%	03/14/23	5	5,291
3.500%	06/03/24	10	10,893
4.350%	01/30/47	5	6,635
New York Life Global Funding,
Sec’d. Notes, 144A
1.100%	05/05/23	5	5,087
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	20	20,903
3.400%	05/15/25	10	11,072
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	24,951

			171,706

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	5,417
3.875%	08/22/37	10	12,451
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	5,546

			23,414

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	10	11,012
3.950%	05/01/28	15	17,697

			28,709

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21	15	15,003

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	11,626
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	50	57,408

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	$5,605
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	10,139
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30	50	59,515

			144,293

Oil & Gas — 0.1%
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	25	28,007
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	20	21,191
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	10	10,602
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	5	5,717
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	30	31,504
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	15	14,460
3.400%	04/15/26	10	9,532
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	11,095
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.100%	05/15/25	10	10,954
Total Capital International SA (France),
Gtd. Notes
2.434%	01/10/25	30	32,011
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	10,686
4.500%	03/04/29	20	22,411

			208,170

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	5	5,474

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	10	11,072
3.600%	05/14/25	10	11,147
4.500%	05/14/35	10	12,571
4.700%	05/14/45	15	19,538

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	20	$21,987
3.700%	06/06/27	17	19,465
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	20	21,703
3.550%	08/15/22	10	10,520
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	16,908
3.750%	09/15/25	5	5,648
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	17	18,359
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	50	56,284
3.500%	07/20/22	5	5,219
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.912%	08/27/21	2	2,043
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	35	36,219

			268,683

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	5,583
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	10,984
3.701%	01/15/39	5	5,657
Energy Transfer Operating LP,
Gtd. Notes
5.250%	04/15/29	10	11,668
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	5,681
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
1.330%(c)	09/09/22	20	20,005
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	5,338
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	11,475
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	5	5,936
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	15	16,750

			99,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.625%	11/15/27	35	$38,475
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	5,486
3.900%	03/15/27	5	5,561
4.050%	07/01/30	5	5,748
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.700%	06/15/26	10	11,275
4.750%	05/15/47	5	6,379
Essex Portfolio LP,
Gtd. Notes
2.650%	03/15/32	15	15,996
3.000%	01/15/30	5	5,527
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	10	11,207
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	5	5,454
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	5,397
4.250%	08/15/29	5	5,749
4.375%	10/01/25	5	5,605
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	5,247
Life Storage LP,
Gtd. Notes
4.000%	06/15/29	15	17,546
Prologis LP,
Sr. Unsec’d. Notes
2.125%	04/15/27	5	5,372
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,438
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25	20	23,046
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29	20	22,698

			207,206

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	5,529
3.750%	06/01/27	15	17,229
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27	50	54,842

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	$22,887
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	5,368
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	5	5,042

			110,897

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21	20	19,999
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	10	11,741
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.150%	05/01/27	5	5,511
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30	25	26,506
3.250%	05/20/27	12	13,624
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	15	15,509

			92,890

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	10	11,195
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	60	78,941
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	25	26,296

			116,432

Telecommunications — 0.1%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26	45	49,275
2.650%	11/20/40	20	20,214

			69,489

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	15	16,241

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	10,385

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
4.150%	04/01/45	10	$13,012
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	5	5,409
3.500%	05/01/50	20	22,269

			51,075

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/28	15	16,797

TOTAL CORPORATE BONDS (cost $3,220,094)			3,504,864

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	5	8,798
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	5	6,119

			14,917

Florida — 0.1%
County of Miami-Dade Transit System,
Revenue Bonds, BABs, Series B
5.624%	07/01/40	10	13,996
County of Miami-Dade Water & Sewer System,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	5	5,388
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	40	40,161
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.638%	07/01/21	5	5,055

			64,600

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	14	21,204

Michigan — 0.0%
Great Lakes Water Authority Water Supply System Revenue,
Taxable, Revenue Bonds, Series C
3.473%	07/01/41	30	33,118

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	5	5,232

Texas — 0.0%
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	25	27,988

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	15	$17,080

TOTAL MUNICIPAL BONDS (cost $166,221)			184,139

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.948%(c)	01/25/40	4	3,960
Series 2020-R02, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/40	8	7,764
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.248%(c)	11/25/29	16	15,377
Series 2017-C05, Class 1ED3, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.348%(c)	01/25/30	8	8,384
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.148%(c)	02/25/30	6	6,373
Series 2018-C01, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.998%(c)	07/25/30	9	8,699
Series 2018-C02, Class 2ED2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.048%(c)	08/25/30	7	7,048
Series 2018-C03, Class 1EB2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.998%(c)	10/25/30	15	14,785
Series 2018-C03, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.998%(c)	10/25/30	9	9,039
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M1, 144A, 30 Day Average SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.182%(c)	11/25/50	15	15,034
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M1, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
0.848%(c)	01/25/50	2	1,712
Series 2020-DNA03, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	06/25/50	3	3,474
Series 2020-DNA04, Class M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.648%(c)	08/25/50	8	7,887
Series 2020-HQA01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.898%(c)	01/25/50	3	2,786
Series 2020-HQA03, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.698%(c)	07/25/50	11	11,098

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust,
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50		21	$21,094
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55		7	6,680

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $152,247)				151,194

SOVEREIGN BONDS — 0.1%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		20	20,596
3.300%	03/15/28		20	23,056
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		10	10,320
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		22	23,535
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28		20	23,307
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.550%	02/12/21		20	20,048
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24		10	10,930
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26		5	5,640

TOTAL SOVEREIGN BONDS (cost $126,903)				137,432

U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bonds
1.125%	05/15/40		120	113,850
1.250%	05/15/50		35	31,730
1.375%	08/15/50		75	70,148
2.000%	02/15/50	(k)	300	325,687
2.500%	02/15/45		128	152,540
2.750%	11/15/42		10	12,377
2.750%	08/15/47	(k)	355	444,915
2.875%	08/15/45		80	101,725
3.000%	11/15/44		45	58,205
3.000%	11/15/45		50	65,023
3.000%	02/15/47		85	111,111
3.000%	05/15/47		15	19,636
3.000%	02/15/48		20	26,238
3.125%	11/15/41		58	75,781
3.125%	02/15/43		18	22,933
3.125%	08/15/44		122	160,773
3.375%	05/15/44		5	6,833
3.625%	08/15/43		50	70,562
3.875%	08/15/40		10	14,316

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
4.500%	05/15/38	10	$15,078
4.625%	02/15/40	130	202,373
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22	675	687,487
0.125%	04/15/22	69	70,829
0.125%	07/15/22	1,652	1,703,845
0.125%	01/15/23	325	337,600
0.125%	10/15/24	358	384,130
0.125%	04/15/25	942	1,012,608
0.125%	10/15/25	398	433,127
0.125%	07/15/26	211	232,294
0.125%	01/15/30	206	229,909
0.125%	07/15/30	499	559,765
0.250%	01/15/25	176	189,804
0.250%	07/15/29	317	358,642
0.250%	02/15/50	131	155,579
0.375%	07/15/23	90	94,855
0.375%	07/15/25	951	1,043,916
0.375%	01/15/27	211	235,742
0.375%	07/15/27	94	105,374
0.500%	04/15/24	240	256,742
0.500%	01/15/28	134	151,908
0.625%	04/15/23	1,152	1,213,416
0.625%	01/15/24	1,030	1,105,745
0.625%	01/15/26	769	858,583
0.625%	02/15/43	18	22,273
0.750%	02/15/42	26	32,974
0.750%	02/15/45	4	5,701
0.875%	01/15/29	36	42,417
0.875%	02/15/47	36	47,813
1.000%	02/15/46	88	119,532
1.000%	02/15/48	57	79,324
1.000%	02/15/49	3	4,368
1.375%	02/15/44	165	237,934
3.625%	04/15/28	29	39,849
U.S. Treasury Notes
0.250%	05/31/25	395	394,198
0.375%	03/31/22	280	280,897
0.375%	11/30/25	265	265,352
0.875%	11/15/30	250	249,023
1.125%	02/28/22	150	151,746
2.250%	11/15/24	5	5,386

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,738,037)			15,502,521

TOTAL LONG-TERM INVESTMENTS (cost $124,671,836)			155,412,047

		Shares

SHORT-TERM INVESTMENTS — 4.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)		5,182,516	5,182,516

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $1,642,319; includes $1,642,150 of cash collateral for securities on loan)(b)(w)	1,643,080	$1,642,259

TOTAL SHORT-TERM INVESTMENTS (cost $6,824,835)		6,824,775

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.4% (cost $131,496,671)		162,236,822

OPTIONS WRITTEN*~ — (0.3)%
(premiums received $358,558)		(380,773)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.1% (cost $131,138,113)		161,856,049
Liabilities in excess of other assets(z) — (1.1)%		(1,806,018)

NET ASSETS — 100.0%		$160,050,031

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

**	Investments are affiliated with the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,638,436; cash collateral of $1,642,150 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Call	02/19/21	3,725.00	33	3	$(379,698)

(premiums received $357,738)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
NXP Semiconductors NV	Call	JPMorgan Chase Bank, N.A.	01/15/21	150.00	1	—	(r)	$(1,075)

(premiums received $820)
Total Options Written (premiums received $358,558)								$(380,773)

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7	2 Year U.S. Treasury Notes	Mar. 2021	$1,546,836	$1,467
5	5 Year U.S. Treasury Notes	Mar. 2021	630,820	1,087
2	10 Year U.S. Treasury Notes	Mar. 2021	276,156	28
4	10 Year U.S. Ultra Treasury Notes	Mar. 2021	625,438	(804)
3	20 Year U.S. Treasury Bonds	Mar. 2021	519,563	(6,660)
22	S&P 500 E-Mini Index	Mar. 2021	4,123,680	62,906

				58,024

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2021	552,313	88
10	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,563,594	9,566
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	213,563	4,147
9	Mini MSCI EAFE Index	Mar. 2021	958,860	(14,661)

				(860)

				$57,164

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$472,613

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$86,465,282	$34,323,517	$—
Master Limited Partnership	48,349	—	—
Preferred Stocks	146,342	356,878	—
Unaffiliated Funds	14,001,620	—	—
Asset-Backed Securities
Automobiles	—	168,902	—
Credit Cards	—	10,404	—
Equipment	—	21,901	—
Other	—	100,341	—
Commercial Mortgage-Backed Securities	—	288,361	—
Corporate Bonds	—	3,504,864	—
Municipal Bonds	—	184,139	—
Residential Mortgage-Backed Securities	—	151,194	—
Sovereign Bonds	—	137,432	—
U.S. Treasury Obligations	—	15,502,521	—
Affiliated Mutual Funds	6,824,775	—	—

Total	$107,486,368	$54,750,454	$—

Liabilities
Options Written	$(379,698)	$(1,075)	$—

Other Financial Instruments*
Assets
Futures Contracts	$79,289	$—	$—

Liabilities
Futures Contracts	$(22,125)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	9.7%
Unaffiliated Funds	8.7
Semiconductors & Semiconductor Equipment	4.9
Software	4.5
Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	4.3
IT Services	4.0
Interactive Media & Services	3.9
Banks	3.9
Equity Real Estate Investment Trusts (REITs)	3.4
Internet & Direct Marketing Retail	3.3
Insurance	2.7
Capital Markets	2.7
Metals & Mining	2.6
Health Care Equipment & Supplies	2.6
Pharmaceuticals	2.6
Chemicals	2.1
Technology Hardware, Storage & Peripherals	1.9
Health Care Providers & Services	1.8
Machinery	1.7
Hotels, Restaurants & Leisure	1.6
Industrial Conglomerates	1.6

Oil, Gas & Consumable Fuels	1.4%
Electric Utilities	1.4
Biotechnology	1.3
Containers & Packaging	1.3
Life Sciences Tools & Services	1.3
Entertainment	1.2
Specialty Retail	1.1
Beverages	0.9
Multi-Utilities	0.8
Food Products	0.8
Automobiles	0.8
Electronic Equipment, Instruments & Components	0.7
Aerospace & Defense	0.7
Road & Rail	0.7
Media	0.6
Textiles, Apparel & Luxury Goods	0.6
Professional Services	0.6
Food & Staples Retailing	0.6
Diversified Telecommunication Services	0.6
Auto Components	0.5
Household Durables	0.5
Electrical Equipment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Diversified Financial Services	0.5%
Commercial Services & Supplies	0.5
Real Estate Management & Development	0.5
Multiline Retail	0.4
Air Freight & Logistics	0.4
Personal Products	0.4
Tobacco	0.4
Trading Companies & Distributors	0.3
Thrifts & Mortgage Finance	0.3
Building Products	0.3
Consumer Finance	0.2
Construction & Engineering	0.2
Leisure Products	0.2
Diversified Consumer Services	0.2
Commercial Mortgage-Backed Securities	0.2
Paper & Forest Products	0.2
Energy Equipment & Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Health Care Technology	0.1
Oil & Gas	0.1
Real Estate Investment Trusts (REITs)	0.1
Healthcare-Services	0.1
Wireless Telecommunication Services	0.1
Household Products	0.1
Gas Utilities	0.1
Municipal Bonds	0.1
Communications Equipment	0.1
Water Utilities	0.1
Electric	0.1
Auto Manufacturers	0.1
Residential Mortgage-Backed Securities	0.1
Sovereign Bonds	0.1
Construction Materials	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Retail	0.1

Transportation Infrastructure	0.1%
Other	0.1
Pipelines	0.1
Semiconductors	0.1
Commercial Services	0.1
Telecommunications	0.1
Advertising	0.1
Airlines	0.0	*
Transportation	0.0	*
Electronics	0.0	*
Distributors	0.0	*
Computers	0.0	*
Marine	0.0	*
Gas	0.0	*
Iron/Steel	0.0	*
Internet	0.0	*
Equipment	0.0	*
Environmental Control	0.0	*
Agriculture	0.0	*
Healthcare-Products	0.0	*
Trucking & Leasing	0.0	*
Toys/Games/Hobbies	0.0	*
Machinery-Diversified	0.0	*
Forest Products & Paper	0.0	*
Credit Cards	0.0	*
Packaging & Containers	0.0	*
Building Materials	0.0	*

	101.4
Options Written	(0.3)
Liabilities in excess of other assets	(1.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$62,906	*	Due from/to broker-variation margin futures	$14,661	*
Equity contracts		—		Options written outstanding, at value	380,773
Interest rate contracts	Due from/to broker-variation margin futures	16,383	*	Due from/to broker-variation margin futures	7,464	*

		$79,289			$402,898

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$1,015	$(1,403,432)	$609,870	$—
Foreign exchange contracts	—	—	—	(877)
Interest rate contracts	—	—	(3,020)	—

Total	$1,015	$(1,403,432)	$606,850	$(877)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$97,914	$(15,264)	$—
Foreign exchange contracts	—	—	(76)
Interest rate contracts	—	1,305	—

Total	$97,914	$(13,959)	$(76)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$3,228	$6,432,496	$2,354,035

	Forward Foreign Currency Exchange Contracts—Sold(3)
	$24,909

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,638,436	$(1,638,436)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPMorgan Chase Bank, N.A.	$—	$(1,075)	$(1,075)	$—	$(1,075)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value, including securities on loan of $1,638,436:
Unaffiliated investments (cost $124,671,836)	$155,412,047
Affiliated investments (cost $6,824,835)	6,824,775
Foreign currency, at value (cost $34,113)	34,460
Cash	64
Receivable for investments sold	638,995
Dividends and interest receivable	166,884
Tax reclaim receivable	42,544
Due from broker-variation margin futures	38,153
Receivable from affiliate	2,533
Prepaid expenses and other assets	4,182

Total Assets	163,164,637

LIABILITIES
Payable to broker for collateral for securities on loan	1,642,150
Payable for investments purchased	765,300
Options written outstanding, at value (proceeds received $358,558)	380,773
Accrued expenses and other liabilities	183,239
Management fee payable	58,990
Foreign capital gains tax liability accrued	31,321
Payable to affiliate	23,857
Payable for Portfolio shares purchased	23,181
Distribution fee payable	4,348
Trustees’ fees payable	1,046
Affiliated transfer agent fee payable	401

Total Liabilities	3,114,606

NET ASSETS	$160,050,031

Net assets were comprised of: Partners’ Equity	$160,050,031

Net asset value and redemption price per share, $160,050,031 / 9,242,695 outstanding shares of beneficial interest	$17.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $87,054 foreign withholding tax, of which $13,911 is reimbursable by an affiliate)	$2,086,828
Interest income	279,717
Affiliated dividend income	17,660
Income from securities lending, net (including affiliated income of $4,996)	9,525

Total income	2,393,730

EXPENSES
Management fee	923,554
Distribution fee	315,206
Custodian and accounting fees	310,832
Legal fees and expenses	28,777
Audit fee	26,526
Trustees’ fees	11,190
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,036
Shareholders’ reports	6,450
Miscellaneous	81,114

Total expenses	1,710,685
Less: Fee waiver and/or expense reimbursement	(458,679)

Net expenses	1,252,006

NET INVESTMENT INCOME (LOSS)	1,141,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $486)	7,890,164
Futures transactions	606,850
Forward currency contract transactions	(877)
Options written transactions	(1,403,432)
Foreign currency transactions	(13,112)

7,079,593

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(127)) (net of change in foreign capital gains taxes $(26,998))	18,960,862
Futures	(13,959)
Forward currency contracts	(76)
Options written	97,914
Foreign currencies	(552)

19,044,189

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS	26,123,782

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$27,265,506

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,141,724	$1,217,007
Net realized gain (loss) on investment and foreign currency transactions	7,079,593	2,109,575
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,044,189	12,569,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,265,506	15,896,407

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [613,245 and 652,842 shares, respectively]	9,029,416	9,072,450
Portfolio shares issued in merger [3,103,056 and 1,262,091 shares, respectively]	40,650,031	16,356,808
Portfolio shares purchased [769,672 and 471,799 shares, respectively]	(11,302,981)	(6,512,059)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	38,376,466	18,917,199

CAPITAL CONTRIBUTIONS	—	150

TOTAL INCREASE (DECREASE)	65,641,972	34,813,756
NET ASSETS:
Beginning of year	94,408,059	59,594,303

End of year	$160,050,031	$94,408,059

SEE NOTES TO FINANCIAL STATEMENTS.

A135

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 7 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST American Funds Growth Allocation Portfolio (“American Funds Growth Allocation”)	Long-term growth of capital and secondarily to generate income.	Capital International, Inc.

AST BlackRock 60/40 Target Allocation ETF Portfolio (“BlackRock 60/40 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST BlackRock 80/20 Target Allocation ETF Portfolio (“BlackRock 80/20 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST Global Bond Portfolio (“Global Bond”) formerly known as AST Wellington Management Global Bond Portfolio	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	AllianceBernstein, L.P. (effective November 14, 2020) / Goldman Sachs Asset Management, L.P. (“GSAM”) (effective November 14, 2020) / Wellington Management Company, LLP

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison Associates, LLC (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Limited / QMA LLC (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc.*

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA LLC (a wholly-owned subsidiary of PGIM, Inc.)

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Portfolio	Objective(s)	Subadviser(s)
AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price Japan, Inc. / T. Rowe Price Hong Kong Limited (“T. Rowe”)

*

The asset allocation strategy for the Portfolio is determined by QMA, as described in the Portfolio’s Prospectus. During the year ended December 31, 2020, Jennison and PGIM Fixed Income/PGIM Limited were not allocated assets to manage.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market

B2

movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of

B3

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as

B4

realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

B5

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when

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materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record

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investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
American Funds Growth	0.6825% first $300 million;	0.34%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
BlackRock 60/40 Target Allocation ETF	0.525% first $300 million;	0.25%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion
BlackRock 80/20 Target Allocation ETF	0.525% first $300 million;	0.26%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion
Global Bond	0.64% first $300 million;	0.59%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
Prudential Flexible Multi-Strategy*	0.7825% first $300 million;	0.33%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
QMA International Core Equity	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
T. Rowe Price Diversified Real Growth	0.7325% first $300 million;	0.37%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

Portfolio	Fee Waivers and/or Expense Limitations
American Funds Growth Allocation	contractually limit expenses to
0.92% through June 30, 2021(a)(b)
BlackRock 60/40 Target Allocation ETF	contractually limit expenses to
0.75% through June 30, 2021(a)(b)

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Portfolio	Fee Waivers and/or Expense Limitations
BlackRock 80/20 Target Allocation ETF	contractually limit expenses to
0.75% through June 30, 2021(a)(b)
Global Bond	effective June 1, 2020,
contractually waive 0.04%
through November 13, 2020
effective November 14, 2020,
contractually waive 0.0412%
through June 30, 2022
effective November 14, 2020,
contractually limit expenses to
0.88% through June 30, 2022
Prudential Flexible Multi-Strategy	contractually limit expenses to
1.15% through June 30, 2021(c)(d)
T. Rowe Price Diversified Real Growth	contractually waive 0.0128%
through June 30, 2021
contractually limit expenses to
1.05% through June 30, 2021(a)(b)

*

Prior to April 25, 2020, the contractual management fee rate was: 0.9825% on first $300 million; 0.9725% on next $200 million; 0.9625% on next $250 million; 0.9525% on next $2.5 billion; 0.9425% on next $2.75 billion; 0.9125% on next $4 billion and 0.8925% in excess of $10 billion of average daily net assets.

(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(b)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser.
(c)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust.
(d)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. In addition, the 12b-1 fee is waived for the assets of Prudential Flexible Multi-Strategy that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Limited, PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

a.) Related Parties

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Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Loss
T. Rowe Price Diversified Real Growth	$27,347	$20,126	$(11,044)

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Trust. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes),

B11

through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed as “Capital Contributions” in the Portfolios’ “Statements of Changes in Net Assets” for the fiscal year ended December 31, 2019 and in the “Financial Highlights” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Global Bond	$554,783
Prudential Flexible Multi-Strategy	14,139
QMA International Core Equity	1,106,333
T. Rowe Price Diversified Real Growth	13,911

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2020 Payments
Prudential Flexible Multi-Strategy	$1,951
T. Rowe Price Diversified Real Growth	7,254

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The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Global Bond	$223
Prudential Flexible Multi-Strategy	34
QMA International Core Equity	1,464
T. Rowe Price Diversified Real Growth	150

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
American Funds Growth Allocation	$948,449,545	$703,396,341
BlackRock 60/40 Target Allocation ETF	270,841,092	204,570,562
BlackRock 80/20 Target Allocation ETF	409,754,711	320,711,936
Global Bond	3,060,284,432	4,009,980,590
Prudential Flexible Multi-Strategy	110,636,754	133,869,584
QMA International Core Equity	1,215,775,948	1,254,190,297
T. Rowe Price Diversified Real Growth	101,710,743	103,295,073

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

American Funds Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$45,578,657	$723,391,373	$767,553,474	$—	$—	$1,416,556	1,416,556	$325,414

BlackRock 60/40 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,375,990	$145,384,071	$145,881,788	$—	$—	$878,273	878,273	$13,024

PGIM Institutional Money Market Fund*
20,254,363	1,072,145,148	1,014,257,449	(1,950)	(8,063)	78,132,049	78,171,135	105,586	**

$21,630,353	$1,217,529,219	$1,160,139,237	$(1,950)	$(8,063)	$79,010,322		$118,610

BlackRock 80/20 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,171,579	$207,987,017	$208,572,425	$—	$—	$586,171	586,171	$19,150

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$30,770,515	$1,329,265,327	$1,258,458,065	$(4,015)	$(47,872)	$101,525,890	101,576,679	$157,940	**

$31,942,094	$1,537,252,344	$1,467,030,490	$(4,015)	$(47,872)	$102,112,061		$177,090

Global Bond

Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund
$—	$598,552,108	$547,068,766	$—	$—	$51,483,342	51,483,342	$26,795

PGIM Institutional Money Market Fund*
68,623,796	783,412,906	709,142,221	(5,325)	(102,301)	142,786,855	142,858,283	166,699	**

$68,623,796	$1,381,965,014	$1,256,210,987	$(5,325)	$(102,301)	$194,270,197		$193,494

Prudential Flexible Multi-Strategy

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST High Yield Portfolio*
$3,308,326	$—	$—	$87,214	$—	$3,395,540	290,714	$—

AST Prudential Core Bond Portfolio*
22,722,251	1,000,000	—	1,439,801	—	25,162,052	1,771,975	—

AST QMA US Equity Alpha Portfolio*
25,979,323	13,750,000	38,550,000	(8,510,516)	8,171,341	840,148	25,390	—

PGIM Core Ultra Short Bond Fund*
3,665,969	181,833,908	149,116,377	—	—	36,383,500	36,383,500	60,594

PGIM Institutional Money Market Fund*
70,211	245,090	259,120	(6)	51	56,226	56,255	376	**

PGIM Select Real Estate Fund (Class R6)*
2,693,710	59,239	—	42,656	—	2,795,605	223,113	59,240

$58,439,790	$196,888,237	$187,925,497	$(6,940,851)	$8,171,392	$68,633,071		$120,210

QMA International Core Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$11,631,449	$609,750,699	$601,823,220	$—	$—	$19,558,928	19,558,928	$129,026

PGIM Institutional Money Market Fund*
1,212,418	262,055,652	249,152,765	(762)	(10,085)	14,104,458	14,111,514	37,794	**

$12,843,867	$871,806,351	$850,975,985	$(762)	$(10,085)	$33,663,386		$166,820

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T. Rowe Price Diversified Real Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,024,315	$50,949,141	$46,790,940	$—	$—	$5,182,516	5,182,516	$17,660

PGIM Institutional Money Market Fund*
993,694	17,809,813	17,161,607	(127)	486	1,642,259	1,643,080	4,996	**

$2,018,009	$68,758,954	$63,952,547	$(127)	$486	$6,824,775		$22,656

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
***	A portion of the amount represents merger activity during the reporting period.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions.After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The following Portfolios utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
American Funds Growth Allocation	$24,565,667	2.15%	9	$68,736,000	$—
BlackRock 60/40 Target Allocation ETF	4,169,600	2.27	5	4,206,000	—
BlackRock 80/20 Target Allocation ETF	2,714,647	2.11	17	32,135,000	—
Global Bond	2,742,000	2.60	2	3,426,000	—
QMA International Core Equity	2,972,429	2.64	7	10,197,000	—
T. Rowe Price Diversified Real Growth	195,000	2.16	1	195,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
American Funds Growth Allocation	2	99.9%
BlackRock 60/40 Target Allocation ETF	2	99.9
BlackRock 80/20 Target Allocation ETF	2	100.0
Global Bond	4	94.0
Prudential Flexible Multi-Strategy	2	99.9
QMA International Core Equity	4	94.2
T. Rowe Price Diversified Real Growth	2	100.0

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk:    A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk:    Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in

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securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:    The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk:    There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Fixed Income Securities Risk:    Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

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Credit risk:    Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:    Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:    Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:    A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:    A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

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LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Master Limited Partnerships Risk:    A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may

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be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Reorganization

On July 23, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Columbia Adaptive Risk Allocation Portfolio (“Columbia Adaptive Risk Allocation”) (the “Merged Portfolio”) for shares of T. Rowe Price Diversified Real Growth (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on November 15, 2018 and the reorganization took place at the close of business on January 25, 2019.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Columbia Adaptive Risk Allocation	$11,184,460	$11,560,418

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 25, 2019:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Columbia Adaptive Risk Allocation	1,381,151	T. Rowe Price Diversified Real Growth	1,262,091	$16,356,808

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to

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reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on investments	Acquiring Portfolio	Net Assets
Columbia Adaptive Risk Allocation	$16,356,808	$(375,958)	T. Rowe Price Diversified Real Growth	$62,994,714

Assuming the acquisition had been completed on January 1, 2019, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
T. Rowe Price Diversified Real Growth	$1,226,553	$15,213,990	$16,440,543

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Columbia Adaptive Risk Allocation $9,546.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Columbia Adaptive Risk Allocation $534,590.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since January 25, 2019 for the Plan.

On November 13, 2019, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”) and AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”) (the “Merged Portfolios”) for shares of Prudential Flexible Multi -Strategy and Prudential T. Rowe Price Diversified Real Growth (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on February 25, 2020 and the reorganization took place at the close of business on April 24, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolios:

Merged Portfolio	Total Investment Value	Total Investment Cost
Franklin Templeton K2 Global Absolute Return	$25,153,390	$26,823,735
Goldman Sachs Global Growth Allocation	40,689,540	40,725,006

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 24, 2020:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Franklin Templeton K2 Global Absolute Return	2,420,638	Prudential Flexible Multi-Strategy	1,814,358	$23,133,070
Goldman Sachs Global Growth Allocation	3,342,518	T. Rowe Price Diversified Real Growth	3,103,056	40,650,031

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For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on Investments	Acquiring Portfolio	Net Assets
Franklin Templeton K2 Global Absolute Return	$23,133,070	$(1,670,345)	Prudential Flexible Multi-Strategy	$86,554,084
Goldman Sachs Global Growth Allocation	40,650,031	(35,466)	T. Rowe Price Diversified Real Growth	83,433,368

Assuming the acquisitions had been completed on January 1, 2020, the Acquiring Portfolios’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Prudential Flexible Multi-Strategy	$613,837	$10,486,224	$11,100,061
T. Rowe Price Diversified Real Growth	1,191,088	20,982,692	22,173,780

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net investment income from the Merged Portfolios pre-merger as follows: Franklin Templeton K2 Global Absolute Return $109,504 and Goldman Sachs Global Growth Allocation $49,364.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: Franklin Templeton K2 Global Absolute Return $(2,012,374) and Goldman Sachs Global Growth Allocation $(5,141,090).

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as single integrated portfolios since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolios’ Statement of Operations since April 24, 2020 for the Plan.

On July 10, 2020, the Board approved the Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST AB Global Bond Portfolio (“AB Global Bond”), AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”), AST PIMCO Dynamic Bond Portfolio (“PIMCO Dynamic Bond”) and AST Templeton Global Bond Portfolio (“Templeton Global Bond”) (the “Merged Portfolios”) for shares of Global Bond (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plans at a meeting on October 15, 2020 and the reorganization took place at the close of business on November 13, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
AB Global Bond	$1,013,313,566	$992,178,777
Goldman Sachs Global Income	1,426,241,455	1,397,129,989
PIMCO Dynamic Bond	213,776,753	213,406,873
Templeton Global Bond	286,340,004	285,047,784

B22

The purpose of the transaction was to combine five portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2020:

Merged Portfolios
AB Global Bond	Goldman Sachs Global Income	PIMCO Dynamic Bond	Templeton Global Bond
Shares	Shares	Shares	Shares
82,151,296	95,842,553	20,578,312	27,827,872

Acquiring Portfolio	Shares	Value
Global Bond	221,804,701	$2,708,235,396

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios
AB Global Bond		Goldman Sachs Global Income		PIMCO Dynamic Bond		Templeton Global Bond
Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment
$989,947,766	$21,134,788	$1,205,766,407	$29,111,466	$212,695,379	$369,880	$299,825,844	$1,292,220

Acquiring Portfolio	Net Assets
Global Bond	$1,449,925,590

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Global Bond	$37,471,144	$97,877,825	$135,348,969

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: AB Global Bond $10,130,595, Goldman Sachs Global Income $6,170,931, PIMCO Dynamic Bond $2,483,278 and Templeton Global Bond $5,336,974.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AB Global Bond $8,597,808, Goldman Sachs Global Income $32,042,375, PIMCO Dynamic Bond $225,793 and Templeton Global Bond $(32,581,750).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since November 13, 2020.

B23

11.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

B24

Financial Highlights

AST American Funds Growth Allocation Portfolio

	Year Ended December 31,		April 30, 2018(a) through December 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.68	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.21	0.46
Net realized and unrealized gain (loss) on investment transactions	2.46	1.92	(0.91)

Total from investment operations	2.57	2.13	(0.45)

Net Asset Value, end of period	$14.25	$11.68	$9.55

Total Return(c)	22.00%	22.30%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,323	$977	$298
Average net assets (in millions)	$1,043	$663	$151
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	0.94%	0.95%	1.01	%(e)
Net investment income (loss)	0.85%	1.93%	6.86	%(e)
Portfolio turnover rate(f)	68%	13%	20%

AST BlackRock 60/40 Target Allocation ETF Portfolio

	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.93	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.28
Net realized and unrealized gain (loss) on investment transactions	1.71	1.65

Total from investment operations	1.88	1.93

Net Asset Value, end of period	$13.81	$11.93

Total Return(c)	15.76%	19.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$235	$147
Average net assets (in millions)	$183	$63
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.63	%(e)
Expenses before waivers and/or expense reimbursement	0.86%	0.94	%(e)
Net investment income (loss)	1.40%	2.42	%(e)
Portfolio turnover rate(f)	112%	37%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST BlackRock 80/20 Target Allocation ETF Portfolio

	Year Ended December 31, 2020	January 02, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.36	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.29
Net realized and unrealized gain (loss) on investment transactions	2.12	2.07

Total from investment operations	2.27	2.36

Net Asset Value, end of period	$14.63	$12.36
Total Return(c)	18.37%	23.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$322	$200
Average net assets (in millions)	$241	$84
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.64	%(e)
Expenses before waivers and/or expense reimbursement	0.84%	0.90	%(e)
Net investment income (loss)	1.16%	2.49	%(e)
Portfolio turnover rate(f)	133%	38%

AST Global Bond Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of year.	$11.79	$11.02		$10.65		$10.39	$10.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.11		0.11		0.10	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45	0.66		0.26		0.16	0.17

Total from investment operations	0.52	0.77		0.37		0.26	0.26

Capital Contributions	—	—	(g)(h)	—	(g)(h)	—	—

Net Asset Value, end of year	$12.31	$11.79		$11.02		$10.65	$10.39

Total Return(c)	4.50%	6.99	%(i)	3.47	%(i)	2.50%	2.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,070	$2,556		$1,892		$2,008	$1,547
Average net assets (in millions)	$2,305	$2,277		$2,006		$1,977	$1,447
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.90%		0.90%		0.90%	0.91%
Expenses before waivers and/or expense reimbursement	0.90%	0.90%		0.90%		0.90%	0.91%
Net investment income (loss)	0.58%	0.96%		1.04%		0.93%	0.81%
Portfolio turnover rate(f)(j)	174%	78%		80%		73%	79%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(h)	Amount rounds to zero.

(i)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST Prudential Flexible Multi-Strategy Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.29	$12.44		$13.31		$11.38	$10.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.08		0.04		0.01	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19	1.77		(0.91)		1.92	0.83

Total from investment operations	1.25	1.85		(0.87)		1.93	0.79

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	—

Net Asset Value, end of year	$15.54	$14.29		$12.44		$13.31	$11.38

Total Return(d)	8.75%	14.87	%(e)	(6.54	)%(e)	16.96%	7.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131	$96		$83		$84	$61
Average net assets (in millions)	$111	$90		$87		$72	$52
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.77%	0.82%		0.76%		0.68%	0.60%
Expenses before waivers and/or expense reimbursement.	1.37%	1.53%		1.56%		1.57%	1.50%
Net investment income (loss)	0.45%	0.63%		0.33%		0.04%	(0.38)%
Portfolio turnover rate(g)	115%	44%		27%		39%	23%

AST QMA International Core Equity Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.62	$10.80		$12.77		$10.25	$10.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.28		0.26		0.24	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62 (h)	1.54		(2.23)		2.28	(0.17)

Total from investment operations	0.83	1.82		(1.97)		2.52	0.06

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	—	(c)(i)

Net Asset Value, end of year	$13.45	$12.62		$10.80		$12.77	$10.25

Total Return(d)	6.58%	16.85	%(e)	(15.43	)%(e)	24.59%	0.59	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,306	$1,358		$1,116		$940	$764
Average net assets (in millions)	$1,111	$1,272		$935		$886	$765
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.01%	1.00%		1.00%		1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.01%	1.00%		1.01%		1.02%	1.03%
Net investment income (loss)	1.77%	2.36%		2.08%		2.06%	2.32%
Portfolio turnover rate(g)	112%	108%		129%		108%	117%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(i)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST T. Rowe Price Diversified Real Growth Portfolio

	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.99	$12.28		$13.21		$11.14	$10.38

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.20		0.20		0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	2.51		(1.13)		1.91	0.62

Total from investment operations	2.33	2.71		(0.93)		2.07	0.76

Capital Contributions	—	—	(b)(c)	—	(b)(c)	—	—

Net Asset Value, end of year	$17.32	$14.99		$12.28		$13.21	$11.14

Total Return(d)	15.48%	22.07	%(e)	(7.04	)%(e)	18.58%	7.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$160	$94		$60		$59	$41
Average net assets (in millions)	$126	$84		$63		$49	$35
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%		0.99%		0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.35%	1.59%		1.92%		1.95%	2.17%
Net investment income (loss)	0.91%	1.44%		1.51%		1.26%	1.36%
Portfolio turnover rate(g)	90%	66%		56%		44%	52%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST Global Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST Global Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio (seven of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-G

Advanced Series Trust

ANNUAL REPORT	December 31, 2020

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock Corporate Bond Portfolio

AST Dimensional Global Core Allocation Portfolio

AST PIMCO Corporate Bond Portfolio

AST Prudential Corporate Bond Portfolio

AST T. Rowe Price Corporate Bond Portfolio

AST Western Asset Corporate Bond Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2020

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST BlackRock Corporate Bond Portfolio	A2
	AST Dimensional Global Core Allocation Portfolio	A16
	AST PIMCO Corporate Bond Portfolio	A20
	AST Prudential Corporate Bond Portfolio	A33
	AST T. Rowe Price Corporate Bond Portfolio	A42
	AST Western Asset Corporate Bond Portfolio	A52

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2020

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2021

Market Overview — unaudited	Annual Report	December 31, 2020

Equity Market Overview

A global pandemic caused by a novel coronavirus—followed by massive monetary and fiscal stimulus packages implemented by central banks and governments worldwide—whipsawed equity markets in 2020. When the chaos subsided, stocks in general closed the year higher, with several US indexes setting record highs as investors responded favorably to the stimulus and to new vaccines that they hoped would speed up the recovery.

Performance varied notably by investing style, market capitalization, geography, and sector. While some industries such as travel struggled during the pandemic, others such as online technology benefited from consumers working from home.

In the US, the broad-based Russell 3000 Index and the large-cap S&P 500 Index rose 20.89% and 18.40%, respectively, for the year. Meanwhile, the Dow Jones Industrial Average (Dow) surpassed 30,000 points with a return of 9.92%, and the tech-heavy Nasdaq Composite Index returned 43.64%. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 10.65%. (All returns cited are in US dollars unless stated otherwise and assume reinvestment of dividends.)

Economies crashed, nations responded

When the year began, the outlook for the global economy and equity markets was generally upbeat. Sentiment swiftly shifted south in February and into March as concerns about the spread of COVID-19, the disease caused by the coronavirus, alarmed the markets. Many governments throughout the world rolled out restrictions such as stay-at-home orders, travel bans, and temporary business closures to help reduce transmission of COVID-19. These moves took a toll on the global economy, thrusting many countries into recession and sending stock markets sharply lower.

Lawmakers and central banks worldwide quickly implemented extraordinary stimulus to shore up liquidity. In the US, the Federal Reserve (the Fed) cut its federal funds rate target to a range of 0.00%-0.25%. Congress and the Fed rolled out trillions of dollars in combined stimulus. Real gross domestic product (GDP) in the US dropped at an annualized rate of 31.4% over the second quarter, and the national unemployment rate spiked to 14.7% in April. However, the economy responded favorably to the stimulus and reversed course, with GDP vaulting 33.4% over the third quarter.

Stocks retreated, rebounded, and rallied to record highs

Stock markets plunged in the first quarter as investors worried the recession would hamper growth and corporate profits, with the Dow posting its worst first-quarter performance in history. Stocks rebounded in the second quarter as national and state governments reopened their economies, and the Dow recorded its best performance for any quarter since 1987. Over the third quarter and through the end of the year, equity markets fluctuated yet continued their ascent, due in part to regulatory approval of two COVID-19 vaccines and better-than-expected economic data.

In December, the Fed committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%, and the central bank also maintained its near-zero federal funds rate target. That same month, Congress approved $900 billion of additional fiscal stimulus, and the national unemployment rate dropped to 6.7%. A large number of countries outside the US also remained supportive of the markets. Many stock indexes closed the year at or near all-time highs.

S&P 500: leaders and laggards

Over the period, the top-performing sectors in the S&P 500 were information technology (+43.89%) and consumer discretionary (+33.30%). Many companies in the technology arena benefited from stronger demand for online shopping and delivery services as a result of the pandemic. Other sectors that posted gains were communication services (+23.61%), materials (+20.73%), health care (+13.45%), industrials (+11.06%), consumer staples (+10.75%), and utilities (+0.48%). Sectors that posted negative returns included financials (-1.69%), real estate (-2.17%), and energy (-33.68%). Energy stocks were dragged down by plunging oil prices during the first half of the year. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. Prices eventually stabilized but ended lower for the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Growth outshined value, large caps edged out small caps

Over the year, the Russell 3000 Growth Index returned 38.26%, far surpassing the Russell 3000 Value Index, which rose 2.87%. The large-cap Russell 1000 Index gained 20.96%, the Russell Midcap Index returned 17.10%, and the small-cap Russell 2000 Index returned 19.96%. Although large caps outperformed smaller caps, the small-cap index topped its large-cap counterpart over the third and fourth quarters, with the indexes returning 37.85% and 24.46%, respectively, during that time.

Emerging market equities posted robust overall gains

Emerging market equities, as measured by the MSCI Emerging Markets Investable Market Index, dropped sharply in the first quarter but rebounded to return 18.40% for the year. The recovery was driven by a pickup in China’s economy fueled by aggressive stimulus and a surge in exports. Top-performing markets included Korea, Taiwan, China, and India, all of which posted double-digit returns. Latin American markets, Russia, and South Africa finished lower.

International developed market stocks rose, but regional results were mixed

For the year, stocks in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, lagged those in emerging markets but advanced 7.82%. The MSCI Japan Index returned 14.48%, aided by substantial fiscal and monetary stimulus. The Japanese yen, often perceived as a “safe haven” currency, gained 5.3% against the US dollar. European equities, as measured by the MSCI Europe Index, ended in negative territory in local-currency terms yet returned 5.38% in US dollars. Concerns about the economy eased as the year ended after the European Union and the United Kingdom (UK) agreed to a post-Brexit trade deal. (Brexit refers to the UK’s exit from the European Union.) The MSCI UK Index returned -10.47%.

Fixed Income Market Overview

Government bond markets worldwide collectively rose in 2020 as central banks aggressively cut interest rates, amplified bond-buying programs, and enacted other stimulus measures to support their economies in response to a disruptive global pandemic caused by a novel coronavirus.

Higher-rated credits performed particularly well early in the year but gave back some gains later as investors gravitated toward riskier assets such as higher-yielding bonds, which plunged early in the year but rallied in the fourth quarter.

The global investment-grade bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index (unhedged), rose 9.20% for the year. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, returned 5.26%. In the US, the investment-grade Bloomberg Barclays US Aggregate Bond Index rose 7.51%, and high yield bonds (i.e., debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 6.20%. (All returns cited are in US dollars unless stated otherwise.)

Massive stimulus supported global markets and economies

During the first few months of the year, many governments worldwide began to impose travel restrictions, stay-at-home orders, and social distancing guidelines to reduce the spread of COVID-19, the disease caused by the coronavirus. Many of these remedies crippled the travel, restaurant, energy, leisure, and various services industries.

To help buoy markets and local economies, policymakers and central banks responded with unprecedented levels of stimulus, beginning in the first quarter. In the US, the Federal Reserve (the Fed) slashed its federal funds rate target to virtually zero. Lawmakers and the Fed then rolled out trillions of dollars in combined stimulus. The central bank also implemented emergency lending facilities, expanded its asset-purchase program to include individual corporate bonds, and unveiled other bold initiatives. Although real gross domestic product (GDP) fell at an annualized rate of 31.4% in the second quarter and national unemployment spiked to 14.7% in April, the economy rebounded in the second half of the year. GDP rose 33.4% in the third quarter, and unemployment closed December at 6.7%—far below April’s peak but still above pre-pandemic levels. The dollar, as measured by the US Dollar Index, dropped 6.7%. Inflation remained subdued.

Market Overview — unaudited (continued)	Annual Report	December 31, 2020

Elsewhere, China’s economy weathered the COVID-19 crisis better than many other regional markets, largely due to severe lockdowns, stimulus packages, and a sharp rise in exports. The country’s exports soared almost 20% during the pandemic, surpassing exports of countries outside the region, including the US and eurozone. Latin America’s economy was a laggard, and many developed nations fell into recession as a result of the pandemic.

In December, the Fed maintained its near-zero federal funds rate target, and the central bank committed to continue buying bonds until the US economy achieves full employment, provided that inflation stays at 2%. Congress also approved $900 billion of additional fiscal stimulus. Outside the US, many nations maintained a stimulus mindset as they continued to deal with pandemic-related challenges.

A banner year for investment-grade bonds

During the first quarter, US investment-grade bond yields, which move opposite to bond prices, dropped in reaction to substantial monetary easing and a “flight to quality” from stocks and other riskier securities. At the time, investors favored higher-quality credits, particularly US Treasuries with longer maturities.

As investors’ risk appetite increased during the second half of year, yields on higher-rated debt such as Treasuries rose on worries that the implemented stimulus packages could lead to higher inflation. Higher-yielding assets fell into favor. The yield on the 10-year US Treasury dropped from approximately 1.88% at the beginning of 2020 to 0.70% at the end of the first quarter, and fell further to 0.58% during late April on strong demand. However, the yield subsequently rose to close 2020 at 0.93%, albeit notably lower than where it started the year.

Over the year, longer-dated US Treasury bonds returned 17.70%, while US Treasuries in general returned 8.00%. Treasury inflation-protected securities rose 10.99%. (Returns of US investment-grade bonds noted are based on Bloomberg Barclays bond indexes unless stated otherwise.)

Investment-grade corporate bonds delivered a stellar return of 9.89%. Central banks’ extraordinary moves to support markets, investors’ reaction to stimulus, expectations that US interest rates will remain low for some time, regulatory approval of two COVID-19 vaccines, and better-than-expected corporate earnings results fueled demand for corporates in the latter part of the year. Other notable performers included commercial mortgage-backed securities, which returned 8.11%, and municipal bonds, which rose 5.21%.

High yield bonds rebounded after a rocky start

As mentioned earlier, US high yield bonds returned 6.20% in 2020, thanks to a rebound late in the year. Earlier in 2020, high yield bond prices tumbled when concerns about the pandemic’s potential economic consequences were intensifying and crude oil prices were plunging. Prices fell due to the onset of a price war between Russia and Saudi Arabia and lower oil demand after travel declined during the pandemic. The lower prices hurt oil exporters, which constitute a significant chunk of the high yield issuer market.

Oil prices eventually stabilized but ended lower over the year. The price of a barrel of West Texas Intermediate crude oil traded above $61 when 2020 began and closed the year slightly above $48. The high yield market staged a comeback later in the year as investors applauded approval of the two COVID-19-vaccines. High yield bonds returned 6.50% over the fourth quarter.

Emerging market debt also rallied in the final quarter

Emerging market debt ended 2020 in positive territory, rising 5.26% for the year as mentioned earlier, including 5.80% in the fourth quarter. Like many high yield bond issuers, emerging market debt issuers include many exporters of crude oil.

AST BlackRock Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	10.58%	8.47%
Blended Index	8.63	8.58
Bloomberg Barclays US Intermediate Corporate Index	7.47	6.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST BlackRock Corporate Bond Portfolio returned 10.58%. The Portfolio outperformed both the Blended Index and the Bloomberg Barclays US Intermediate Corporate Index.

What were the market conditions during the reporting period?

Despite extreme volatility in the first quarter of 2020 associated with the COVID-19 pandemic, calendar-year 2020 (the reporting period) was a strong one for investment-grade corporate bonds. The Bloomberg Barclays Investment Grade Corporate Index posted an excess return of 50 basis points (bps) over US Treasury securities of similar duration as its yield moved to an all-time low of 1.79%. (One basis point equals 0.01%. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.) Credit spreads (yield differentials versus US Treasuries) ended the period three bps wider than where they started, an impressive feat — in BlackRock’s view — considering that spreads had widened 251 bps from the end of February to the middle of March. Absolute returns were robust as well, driven in part by a strong rally in the US Treasury market, with the 10-year Treasury yield closing the period nearly 100 bps lower than where it started. Higher-quality investment-grade corporate bonds outperformed lower-quality investment-grade corporate bonds, with A-rated issues registering 68 bps of excess return versus BBB-rated issues, which generated 47 bps of excess return. In response to the pandemic, central banks around the world implemented quantitative easing measures in an effort to stimulate economic growth.

Notably, the Federal Reserve launched corporate bond purchase programs for the first time in its history. This had the dual effect of propelling the returns of risk assets and fixed income, as it drove investors to seek yield in high-quality liquid paper. The gains in fixed income specifically benefited investment-grade corporate bonds, leading to large net inflows to investment-grade corporate bond mutual funds and exchange-traded funds. The strong inflows allowed the fixed income market to easily absorb the record level of new-issue supply from corporations that were aggressively raising capital to enhance their balance sheet liquidity. Toward the end of the period, the resolution of the US presidential election and positive news regarding the development of COVID-19 vaccines caused market participants to revise upward their economic growth expectations for 2021, driving credit spreads narrower.

What strategies or holdings affected the Portfolio’s performance?

As a result of historically tight credit spreads, the Portfolio started the reporting period positioned defensively, with a spread duration underweight and an elevated cash position. (Spread duration is the change in a bond portfolio or debt security’s price for a 100 bp change in that bond’s spread versus a US Treasury security of similar maturity.)

After the volatility in March, BlackRock sought to take advantage of wider spreads and large new-issue concessions to reduce the Portfolio’s spread duration underweight and increase its credit risk exposure. (New-issue concession is the extra yield offered for the purchase of new bonds versus the yield offered on bonds that already trade in the market.) Initially, this was accomplished by shifting the Portfolio’s allocations toward higher-quality and defensive sectors; but as these sectors became overvalued, exposure was redirected toward lower-quality, more cyclical sectors.

From a duration perspective, the Portfolio primarily engaged in tactical short duration positions, given the low interest rate environment and based on the view that economic growth would recover over the course of the period. As for performance, security selection, sector allocation, and duration/yield curve positioning all contributed positively to the Portfolio’s outperformance versus its benchmark index, the Bloomberg Barclays US Intermediate

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

1

AST BlackRock Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Corporate Index. Security selection added most to relative performance, particularly in April, as the Portfolio added to its risk exposure when credit spreads were wide. From a sub-sector perspective, the largest contributors to the Portfolio’s relative returns were an overweight to information technology, an allocation to high yield corporate bonds (specifically, “fallen angels”), and an overweight to aerospace and defense issuers. (Fallen angels are previously investment-grade corporate bonds that have been downgraded to below investment grade.) The largest detractors from relative returns were underweights to manufacturing and food/beverage issuers, and an allocation to capital securities.

The Portfolio held derivatives during the period, specifically Treasury futures, currency derivatives, and credit default swaps on individual names and indices. The use of derivatives did not have a material impact on returns.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Corporate Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	5.2%
AA	2.2%
A	17.7%
BBB	71.1%
BB	3.3%
B	0.3%
Cash/Cash Equivalents	0.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/ Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

2

AST Dimensional Global Core Allocation	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	14.73%	16.24%
Blended Index	16.38	17.99
S&P 500 Index	18.40	20.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 11/18/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Dimensional Global Core Allocation Portfolio returned 14.73%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Global equity markets, as reflected by the MSCI All Country World IMI Index (net dividends), returned 16.25% in US dollar (USD) terms during calendar-year 2020 (the reporting period).

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Regarding market capitalization, small-cap equities (represented by the MSCI All Country World Small Cap Index, net dividends) performed in line with large-cap equities (represented by the MSCI All Country World Index, net dividends). Mid-cap equities (represented by the MSCI All Country World Mid Cap Index, net dividends, a subset of the MSCI All Country World Index) underperformed small-cap equities by 1.2% and underperformed large-cap equities by 1.1%.

In terms of relative price dimension, large-cap value stocks (measured by the MSCI All Country World Value Index, net dividends) underperformed large-cap growth stocks (measured by the MSCI All Country World Growth Index, net dividends) by roughly 33%. Small-cap value stocks (measured by the MSCI All Country World Small Cap Value Index, net dividends) underperformed small-cap growth stocks (as measured by the MSCI All Country World Small Cap Growth Index, net dividends) close to 25%.

Companies with a higher profitability dimension outperformed those with a lower profitability dimension among large caps but underperformed them among small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

Global fixed income returns, hedged to USD, were positive for the period. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) returned 5.58% for the period. In the US, the Bloomberg Barclays US Aggregate Bond Index returned 7.51%.

Yield curves in global developed markets were generally flat along their short-term segments but upwardly sloped over their entire term structures, indicating positive expected term premiums. Indeed, realized term premiums were positive across US and non-US developed markets during the period, as longer-term maturities outperformed shorter-term maturities.

Realized credit premiums were generally positive across the developed markets for short- and intermediate-term bonds, but negative for long-term bonds.

What strategies or holdings affected the Portfolio’s performance?

Given that low relative price (value) stocks underperformed high relative price (growth) stocks during the period, the equity component’s greater emphasis on value stocks detracted from the Portfolio’s relative performance. The equity component’s inclusion of and greater emphasis on small-cap stocks also detracted from the Portfolio’s performance compared to the benchmark index (which is composed primarily of large-cap and mid-cap

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

3

AST Dimensional Global Core Allocation	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

stocks), as small-cap stocks underperformed large-cap stocks for the period. At the sector level, the equity component’s general exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs lagged the benchmark index.

Realized term premiums were generally positive across developed markets for the period, as longer-term bonds generally outperformed their shorter-term counterparts. As a result, the fixed income component’s underweight allocation to short-term bonds and its overweight to intermediate-term bonds contributed positively to the Portfolio’s relative performance. Conversely, the fixed income component’s underweight allocation to bonds in the 15-year+ maturity range detracted from the Portfolio’s relative performance.

Realized credit premiums were mixed during the period, as credit premiums were generally positive for short- to intermediate-term corporate bonds but generally negative for long-term corporate bonds. As a result, the fixed income component’s underweight allocation to government bonds, its overweight to intermediate-term corporate bonds, and its exposure to BB-rated corporate bonds contributed positively to the Portfolio’s relative performance.

The fixed income component’s overweight allocation to British pound-denominated bonds and underweight to Japanese yen-denominated bonds also added to the Portfolio’s relative performance during the period.

At times, derivatives, including, but not limited to, highly liquid swaps, forwards, index futures, other future contracts, and options, will be used in the Portfolio as part of the liquidity strategy to provide liquid exposure to the applicable equity and fixed income strategies and is not intended to generate alpha. The use of the these highly liquid derivative instruments contributed positively to fund performance relative to the prospectus benchmark.

Presentation of Portfolio Holdings — unaudited

AST Dimensional Global Core Allocation (As of 12/31/2020)
Top Holdings	Asset Class	% of Net Assets
DFA U.S. Core Equity 2 Portfolio (Institutional Shares)	Core Equity	30.0%
DFA U.S. Core Equity 1 Portfolio (Institutional Shares)	Core Equity	25.1%
DFA International Core Equity Portfolio (Institutional Shares)	Core Equity	19.9%
DFA Global Core Plus Fixed Income Portfolio (Institutional Shares)	Core Bond	9.9%
DFA Emerging Markets Core Equity Portfolio (Institutional Shares)	Emerging Markets	5.2%
DFA Selectively Hedged Global Fixed Income Portfolio (Institutional Shares)	Global Bond	5.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

4

AST PIMCO Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	8.11%	6.70%
Blended Index	8.63	8.58
Bloomberg Barclays US Intermediate Corporate Index	7.47	6.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST PIMCO Corporate Bond Portfolio returned 8.11%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg Barclays US Intermediate Corporate Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was an extraordinary one for financial markets. The global COVID-19 pandemic was a black swan event that caused the biggest quarterly drop in global gross domestic product and increase in unemployment since the Great Depression. The drawdown in equity and credit markets during the period was one of the fastest on record. The sharp turn in sentiment reverberated across markets as global equities fell, developed markets yields broadly declined, credit spreads widened, and the US dollar strengthened. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of similar maturity.)

The economic environment went — rather abruptly — from a late cycle phase in December 2019 to an early cycle phase by December 2020. In late 2019, the markets were generally concerned about slowing economic growth, rich valuations, and high levels of corporate leverage. The pandemic’s impact left the markets in a completely different place, with global equities higher than their pre-pandemic levels, developed market policy interest rates at near zero or negative, credit spreads tightened back to their levels at the start of the period, and a weaker US dollar.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio’s investment strategies were implemented by investing in bonds and derivative instruments. Underweight duration positioning — accomplished through the use of cash bonds, futures, and interest rate swaps — detracted from relative performance, as developed markets interest rates fell across the range of maturities. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.)

Within corporate credit, underweight positions in the industrial sector, particularly energy, added to the Portfolio’s relative returns. An underweight to travel-related sectors was also positive for performance in March 2020, while positions added later in 2020 were beneficial as more COVID-19-impacted sectors rallied at the end of the period. These gains were partially offset by underweight positions in the manufacturing and food & beverage sectors. An overweight to finance companies added modestly to performance. Regarding currencies, the Portfolio’s performance was neutral. Long positions in the Japanese yen and European euro added to performance but were offset by the Portfolio’s long position in the Brazilian real at the beginning of the period. At the end of the period, the Portfolio no longer held exposure to the Brazilian real.

During the period, the Portfolio bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of the broader investment-grade corporate bond sector, or to take advantage of the basis (i.e., relative value) between credit default swaps and the cash bond market. The Portfolio entered into interest rate swaps at the end of the period to manage nominal or real interest rate exposure or as a substitute for cash bond exposure. The Portfolio also entered into futures contracts to manage interest rate exposure as a substitute for cash bond exposure or for liquidity purposes. Interest rate swaps and futures helped to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that might not otherwise be accessible through the use of cash bonds. The Portfolio sold foreign currency contracts in connection with settling planned purchases or sales of securities to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of a tactical investment strategy.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

5

AST PIMCO Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST PIMCO Corporate Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	16.4%
AA	3.2%
A	24.8%
BBB	52.8%
BB	2.5%
B	0.3%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

6

AST Prudential Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	7.66%	6.91%
Blended Index	8.63	8.58
Bloomberg Barclays US Intermediate Corporate Index	7.47	6.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Prudential Corporate Bond Portfolio returned 7.66%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg Barclays US Intermediate Corporate Index.

What were the market conditions during the reporting period?

The investment-grade corporate bond market in calendar-year 2020 (the reporting period) was dominated by the global outbreak of COVID-19, its economic impact, and the decline and subsequent rebound in risk sentiment. The optimism generated by the US-China trade deal at the beginning of the period quickly gave way to lockdowns, spiraling unemployment, and a sharp drop in US gross domestic product. US Treasury yields dropped and spread sectors declined sharply during the first quarter. US investment-grade bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into the end of the first quarter following aggressive actions from the Federal Reserve (the Fed). (One basis point equals 0.01%.) With the economy decelerating rapidly and financial markets selling off sharply, the Fed reacted by cutting its policy rates by 0.50% on March 3 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09 by cutting its policy rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Following a difficult first quarter, spread markets rebounded through the remainder of the period as the Fed’s unprecedented monetary responses significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy saw spreads decline sharply over the remainder of the period. This optimism was somewhat offset by threats of a second COVID-19 wave; however, emergency regulatory approval of the Pfizer-BioNTech and Moderna vaccines supported markets into the end of the period. Investment-grade spreads ended the year at 96 bps but remained slightly wide of where they began the period.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation detracted from performance as the Portfolio’s overweights to investment-grade corporate bonds and municipal bonds led to underperformance. An underweight to emerging markets added value. Individual issue selection was modestly negative, with positioning in municipal bonds and emerging markets detracting from performance. Security selection in investment-grade corporates contributed positively to the Portfolio’s performance. Within credit, the Portfolio benefited from positions in the upstream energy, banking, electric & water, and automotive sectors, while positions in the retailers & restaurants, aerospace & defense, and telecom sectors detracted from the Portfolio’s performance. From a single-name perspective, the Portfolio benefited from overweights to Occidental Petroleum Corp. (upstream energy) and Western Midstream Operating LP (midstream energy), and an underweight in Ford Motor Co. (automotive). Overweights to Michael Kors USA, Inc. (retail), The Boeing Co. (aerospace & defense), and the state of Illinois hurt performance. Ford Motor Co. and Michael Kors USA, Inc. were no longer held at the end of the reporting period. The combined impact of the Portfolio’s duration and yield curve strategies added to the Portfolio’s performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to hedge, increase, or decrease credit risk. The use of CDX contributed to performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

7

AST Prudential Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Prudential Corporate Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	2.6%
AA	0.9%
A	17.3%
BBB	58.0%
BB	4.4%
Cash & Equivalents	16.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

8

AST T. Rowe Price Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	8.00%	6.77%
Blended Index	8.63	8.58
Bloomberg Barclays US Intermediate Corporate Index	7.47	6.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST T. Rowe Price Corporate Bond Portfolio returned 8.00%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg Barclays US Intermediate Corporate Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) began with a constructive tone as progress was made in US-China trade negotiations. However, the realization that the COVID-19 outbreak had reached pandemic status, as well as a precipitous drop in crude oil prices caused by a price war between Saudi Arabia and Russia, sent equities tumbling and investment-grade credit spreads (yield differentials) to record wide levels in March. To combat the resulting liquidity crisis and provide much-needed monetary support, the Federal Reserve (the Fed) lowered short-term interest rates to a range of 0.00%-0.25% and introduced various lending facilities. One such facility, the Secondary Market Corporate Credit Facility, supported the investment-grade corporate bond market through the Fed’s direct purchases of corporate bonds and bond exchange-traded funds. These factors helped corporate bond issuance reach record highs over the summer.

Throughout the period, the Fed’s monetary support helped maintain short-term US Treasury yields at extremely low levels, while long-end Treasury yields fluctuated along with the volatile macroeconomic environment. Low Treasury yields prompted a search for yield among investors, creating a tailwind for investment-grade corporate bonds. As lockdown restrictions were eased, crude oil prices rebounded and sectors that had been impacted by the pandemic posted gains. In the fourth quarter, Joe Biden’s projected victory in the US presidential election, coupled with the regulatory approval and rollout of two vaccines to combat COVID-19, strengthened investor sentiment. Moreover, a new federal COVID-19 relief package was signed into law in December, providing a long-awaited second round of fiscal stimulus in the form of direct payments to individuals, enhanced unemployment benefits, and aid to pandemic-impacted sectors. Corporate credit spreads in many sectors tightened to pre-pandemic levels, and several equity indexes reached record highs.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio delivered positive returns but marginally underperformed its custom benchmark index. Security selection detracted most from relative results, followed by sector allocation. Conversely, yield curve positioning was a tailwind.

Selection within communications hurt relative performance, although an overweight allocation in the sector offset some of the losses. Credits issued by The Walt Disney Co. underperformed, as the company’s theme park and theatrical businesses experienced a drop in demand amid the pandemic.

Out-of-index holdings in the securitized sector detracted from the Portfolio’s relative returns, led by dining-related credits. This sector also suffered from poor liquidity at the start of the COVID-19 crisis, having received less direct support from the Fed than other segments of the investment-grade corporate bond market.

Credit selection among real estate investment trusts (REITs) also had a negative impact on relative results. REITs with heavy exposure to retail and office properties, including Simon Property Group, Inc. and Federal Realty Investment Trust, led the sector downward, as lockdown restrictions suppressed demand for commercial property. Toward the end of the reporting period, several of the Portfolio’s holdings rebounded as economies reopened.

The Portfolio’s overweight allocation to finance, alongside security selection within the sector, hindered relative performance, as aircraft lessors were adversely impacted by subdued demand for air travel amid the pandemic. Airline-related credits in the transportation sector also posted losses. In contrast, an underweight allocation to the technology sector aided results, as this generally higher-quality, lower-yielding sector tends to lag market rebounds.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

9

AST T. Rowe Price Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Security selection among consumer cyclicals also helped relative performance during the period, with COVID-19 vaccine approvals and deployments fueling a rebound within pandemic-impacted sectors, such as hotel and travel. Credits issued by Booking Holdings, Inc. and Marriott International, Inc. performed well.

The Portfolio also benefited from selection within consumer non-cyclicals, as healthcare names led the sector upward on positive vaccine efficacy data. Credits issued by AbbVie, Inc., Cigna Corp., and CVS Health Corp. posted gains.

The Portfolio used index credit default swaps during the reporting period. The Portfolio infrequently uses credit derivatives to express or enhance particular portfolio views. The use of derivatives had a de minimis impact in 2020.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Corporate Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	2.3%
AA	2.6%
A	20.2%
BBB	61.5%
BB	9.3%
B	0.6%
NR	2.6%
Cash/Cash Equivalents	0.9%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

10

AST Western Asset Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	8.11%	6.70%
Blended Index	8.63	8.58
Bloomberg Barclays US Intermediate Corporate Index	7.47	6.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2020, the AST Western Asset Corporate Bond Portfolio returned 8.11%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg Barclays US Intermediate Corporate Index.

What were the market conditions during the reporting period?

Calendar-year 2020 (the reporting period) was ultimately dominated by the COVID-19 global pandemic, which first appeared in China and then spread around the globe, including to Europe and the US. The severe demand destruction for crude oil caused by COVID-19-induced economic shutdowns, combined with an increased crude oil supply from an unexpected price war between Saudi Arabia and Russia in March, caused crude oil prices to drop more than 50% and put additional stress on the energy sector.

In response, policymakers in the US, European Union, United Kingdom (UK), and elsewhere scrambled to introduce containment measures to slow the spread of the virus, as well as fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. The Federal Reserve (the Fed) cut short-term interest rates to zero, announced an unlimited bond buying program, and — perhaps most importantly — announced a new credit facility to buy investment-grade credit in the primary and secondary markets, eventually expanding the eligibility list to include fallen angels (i.e., previously investment-grade corporate bonds that have been downgraded to below investment grade). Demand for cash and forced selling during the period caused severe illiquidity in all markets; and in an incredibly short period of time, spreads (yield differentials) on all credit sectors gapped out to levels not seen since the 2008-09 global financial crisis.

The second quarter of 2020 stood in sharp contrast to the first quarter as global risk sentiment rebounded significantly and there was room for cautious optimism around the development of a COVID-19 vaccine and therapeutic treatments. Later in the second quarter, an increasing number of countries and US states moved to ease lockdown restrictions, which further bolstered market sentiment. Economic data released throughout the second quarter suggested that the trough of the crisis had been reached in April. Markets subsequently rebounded in May 2020, earlier and more robust than had been expected.

Markets extended their rally during the third quarter of 2020 and the US economy continued to steadily improve, though most economic data remained far weaker than at the start of the period. At the outset of the third quarter, market sentiment was bolstered by news of positive progress on the development of a COVID-19 vaccine, as well as the continued support offered by monetary and fiscal stimulus measures. Yet by the middle of the quarter, several key benefits under the CARES Act (the US fiscal stimulus bill) expired, including expanded federal unemployment benefits. As the quarter wore on, further fiscal support proved elusive, with tensions between the Democratic and Republican parties in the US rising ahead of the November 2020 US elections.

The fourth quarter of 2020 proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant vaccine breakthroughs occurred, providing some measure of relief from key macro risks. During the first week of November, anxiety was elevated over what had become a tight race between President Donald Trump and former Vice President Joe Biden. Ultimately, Biden was declared the victor, but the “blue wave” of Democratic wins in other races that had been widely expected did not materialize. Democrats failed to gain enough seats to decisively flip control of the Senate from the Republican Party. (Following early January 2021 runoff elections in Georgia, the Democrats gained a slim majority.) In late December 2020, President Trump signed a $900 billion stimulus package that would send immediate aid to individuals and businesses. This federal aid package provided a substantial boost to market risk sentiment, as did the passage of several key deals abroad. In Europe, the European Union approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the UK and the European Union. (Brexit refers to the UK’s exit from the European Union.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

11

AST Western Asset Corporate Bond	December 31, 2020

Report of the Investment Managers - As of December 31, 2020 (Unaudited) (Continued)

Ultimately, the event that may have had the largest impact on boosting risk sentiment during the fourth quarter of 2020 was the announcement of several successful COVID-19 vaccine trials. During November, Pfizer-BioNTech, Moderna, and AstraZeneca each announced their respective vaccine trial results In December, some of these vaccines received regulatory approval and began to be distributed to higher-risk segments of the global population. Despite a rise in COVID-19 case counts in the final weeks of the period and the re-implementation of tighter restrictions aimed at containing the viral spread and reducing pressure on health care systems, the vaccine breakthrough helped improve expectations as to the likely timing of when economic activity could normalize.

After the extreme sell-off during the first quarter of 2020, risk assets performed well for the rest of the period. Investment-grade and high yield credit spreads ended the period almost exactly where they started.

What strategies or holdings affected the Portfolio’s performance?

The largest driver of the Portfolio’s performance during the period was issue selection. More specifically, issuer tilts within the banking, consumer cyclical, technology, and electric utility sectors added significantly to relative performance. Additionally, issue selection within the brokerage and capital goods sectors marginally benefited returns. Sector allocations were a small detractor, largely due to an overweight to the underperforming energy sector, as well as an underweight to the outperforming technology sector. However, an overweight to the outperforming banking sector helped to offset most of the drag from energy and technology. The Portfolio was overweight lower-quality issues, which was a large detractor during the first quarter of 2020 but added significantly during the rest of the period. Lastly, the Portfolio’s underweight to duration was a marginal drag on relative performance, as interest rates declined significantly after the Fed cut short-term interest rates to zero. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.)

The AST Western Asset Corporate Bond Portfolio used US Treasury futures to manage duration exposure and manage interest rate risk. The use of these instruments contributed positively to the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Corporate Bond (As of 12/31/2020)
Credit Quality	% of Net Assets
AAA	9.5%
AA	13.7%
A	36.0%
BBB	31.6%
BB	1.6%
B	0.1%
Cash/Cash Equivalents	7.5%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

12

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2020

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST BlackRock Corporate Bond Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate (20%), an unmanaged index that measures the performance of the long-dated, investment grade U.S. corporate bond market. Only bonds that have a maturity of more than ten years are included, Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%), an unmanaged index that measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

AST Dimensional Global Core Allocation Portfolio Blended Index consists of the Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI All-Country World ex USA ND (25%), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. It comprises approximately 23 developed and 21 emerging market country indexes, and Bloomberg Barclays Global Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST PIMCO Corporate Bond Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST Prudential Corporate Bond Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST T. Rowe Price Corporate Bond Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST Western Asset Corporate Bond Portfolio Blended Index consists of the Bloomberg Barclays US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

Bloomberg Barclays US Intermediate Corporate Index is an unmanaged index that measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2020

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST BlackRock Corporate Bond Portfolio	Actual	$1,000.00	$1,037.10	0.60%	$3.07
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

AST Dimensional Global Core Allocation Portfolio	Actual	$1,000.00	$1,224.40	0.86%	$4.81
	Hypothetical	$1,000.00	$1,020.81	0.86%	$4.37

AST PIMCO Corporate Bond Portfolio	Actual	$1,000.00	$1,044.90	0.60%	$3.08
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

AST Prudential Corporate Bond Portfolio	Actual	$1,000.00	$1,049.80	0.60%	$3.09
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

AST T. Rowe Price Corporate Bond Portfolio	Actual	$1,000.00	$1,041.90	0.60%	$3.08
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

AST Western Asset Corporate Bond Portfolio	Actual	$1,000.00	$1,043.90	0.60%	$3.08
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CNH	Chinese Renminbi
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
USD	US Dollar

144A —	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
BABs —	Build America Bonds

CDX —	Credit Derivative Index
CVT —	Convertible Security
EMTN —	Euro Medium Term Note
GMTN —	Global Medium Term Note
LIBOR —	London Interbank Offered Rate
LP —	Limited Partnership
MTN —	Medium Term Note
OTC —	Over-the-counter
Q —	Quarterly payment frequency for swaps
REITs —	Real Estate Investment Trust
S&P —	Standard & Poor’s

SEE NOTES TO FINANCIAL STATEMENTS

A1

AST BLACKROCK CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.8%

CORPORATE BONDS — 95.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.750%	03/30/30	10	$12,438

Aerospace & Defense — 4.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	05/01/25	125	142,370
5.805%	05/01/50	5	6,877
5.930%	05/01/60	5	7,067
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/40	5	6,500
L3 Technologies, Inc.,
Gtd. Notes
3.850%	06/15/23	25	26,645
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
1.800%	01/15/31	25	25,379
2.900%	12/15/29	10	11,080
4.400%	06/15/28	30	36,021
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	5	5,399
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28	40	45,249
5.250%	05/01/50	10	14,828
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/27	5	5,702
4.125%	11/16/28	50	59,595
4.500%	06/01/42	15	19,548

			412,260

Agriculture — 1.0%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	5	5,306
3.875%	09/16/46	10	10,580
5.950%	02/14/49	20	27,915
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.462%	09/06/29	10	11,031
4.540%	08/15/47	20	22,184
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	5	5,123
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/01/25	15	15,544

			97,683

Airlines — 0.5%
British Airways 2020-1 Class A Pass-Through Trust (United Kingdom),
Sr. Sec’d. Notes, 144A
4.250%	05/15/34	15	15,904

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	10/15/27			30	$32,366

					48,270

Auto Manufacturers — 5.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	09/10/25			15	15,191
2.400%	06/27/24			20	21,252
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26			20	21,343
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	10/01/28			30	35,608
6.125%	10/01/25			30	36,422
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23			85	89,110
3.450%	01/14/22			5	5,127
4.300%	07/13/25			70	78,493
5.250%	03/01/26			28	32,961
Jr. Sub. Notes, Series C
5.700%(ff)	—	(rr)		5	5,567
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25			40	40,962
2.850%	11/01/22			50	51,822
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27			5	5,032
2.150%	02/13/30			10	10,729
Volkswagen Financial Services AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.875%	04/12/23		EUR	25	31,105

					480,724

Banks — 9.0%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31			15	16,072
3.419%(ff)	12/20/28			10	11,291
Sr. Unsec’d. Notes, MTN
2.831%(ff)	10/24/51			5	5,198
Sub. Notes, MTN
4.000%	01/22/25			5	5,619
Sub. Notes, Series L, MTN
3.950%	04/21/25			90	101,380
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
3.700%(ff)	—	(rr)		15	15,534
BNP Paribas SA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	10/24/22		EUR	30	38,796
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	—	(rr)		10	10,275

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		20	$21,308
3.887%(ff)	01/10/28		15	17,232
Sub. Notes
4.450%	09/29/27		20	23,607
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26		20	20,231
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	25	26,261
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25		5	5,308
4.452%(ff)	12/05/29		25	30,554
Sub. Notes
3.625%	12/01/27		50	56,808
4.125%	12/15/26		40	46,713
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		10	10,875
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		55	58,148
3.622%(ff)	04/01/31		20	23,229
Sub. Notes, GMTN
4.350%	09/08/26		20	23,540
Sub. Notes, MTN
4.875%	11/01/22		15	16,169
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24		200	208,144
U.S. Bancorp,
Jr. Sub. Notes, Series J
5.300%(ff)	—	(rr)	25	28,115
Wells Fargo & Co.,
Sub. Notes, MTN
4.100%	06/03/26		20	22,941
Westpac Banking Corp. (Australia),
Sub. Notes
2.668%(ff)	11/15/35		5	5,153

				848,501

Beverages — 1.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		65	82,388
4.900%	02/01/46		10	13,006
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29		50	61,636

				157,030

Biotechnology — 1.6%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.125%	05/01/25		30	32,926

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	75	$84,768
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/50	10	9,958
2.950%	03/01/27	20	22,082

			149,734

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	5	5,289

Chemicals — 1.3%
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25	13	15,182
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25	10	10,178
3.375%	05/01/30	20	22,447
4.200%	10/15/49	5	5,838
Nutrition & Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A
2.300%	11/01/30	10	10,281
3.468%	12/01/50	15	16,251
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30	20	20,982
3.125%	06/01/24	20	21,623

			122,782

Commercial Services — 1.5%
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	40	42,850
3.200%	08/15/29	22	24,423
3.750%	06/01/23	50	53,411
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25	5	5,229
3.250%	06/01/50	13	14,932

			140,845

Computers — 3.4%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50	20	21,234
3.350%	02/09/27	40	45,537
3.850%	08/04/46	15	19,263
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
6.020%	06/15/26	47	57,348
8.350%	07/15/46	5	7,526
HP, Inc.,
Sr. Unsec’d. Notes
2.200%	06/17/25	55	58,233

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.300%	05/15/26	100	$112,972

			322,113

Diversified Financial Services — 0.4%
Air Lease Corp.,
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	15	15,867
3.000%	02/01/30	5	5,127
4.250%	02/01/24	10	10,844
Ally Financial, Inc.,
Sr. Unsec’d. Notes
1.450%	10/02/23	10	10,206

			42,044

Electric — 8.0%
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
1.375%	01/15/26	15	15,128
2.450%	01/15/31	15	15,191
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	10	10,719
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50	5	5,357
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	5	4,988
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%	08/15/24	5	5,399
Sr. Unsec’d. Notes
3.900%	10/01/25	15	17,048
DTE Electric Co.,
General Ref. Mortgage
3.950%	03/01/49	10	12,891
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49	5	5,664
3.950%	03/15/48	5	6,256
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	15	15,961
Duke Energy Florida LLC,
First Mortgage
2.500%	12/01/29	15	16,309
3.850%	11/15/42	25	29,862
Duke Energy Progress LLC,
First Mortgage
3.450%	03/15/29	25	28,838
Entergy Corp.,
Sr. Unsec’d. Notes
0.900%	09/15/25	10	10,015
2.800%	06/15/30	10	10,835

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Exelon Corp.,
Sr. Unsec’d. Notes
4.700%	04/15/50	5	$6,619
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30	10	9,988
Sr. Unsec’d. Notes, Series A
2.850%	07/15/22	50	50,819
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47	15	18,651
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	21	22,870
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50	15	17,157
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30	15	15,707
2.750%	05/01/25	15	16,235
Northern States Power Co.,
First Mortgage
2.600%	06/01/51	5	5,279
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.450%	12/02/27	15	15,743
Ohio Power Co.,
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30	25	27,285
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	11/15/28	40	46,855
4.100%	06/01/22	30	31,257
Pacific Gas & Electric Co.,
First Mortgage, 3 Month LIBOR + 1.375%
1.600%(c)	11/15/21	25	24,998
First Mortgage
3.450%	07/01/25	35	37,912
4.000%	12/01/46	15	15,506
4.450%	04/15/42	5	5,387
4.950%	07/01/50	10	11,849
Pacific Gas and Electric Co.,
First Mortgage
3.250%	06/15/23	25	26,017
Public Service Co. of Colorado,
First Mortgage, Series 34
3.200%	03/01/50	5	5,779
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	25	28,493
4.000%	02/01/48	5	5,938
Southern California Edison Co.,
First Mortgage, Series A
4.200%	03/01/29	20	23,439
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.450%	09/01/22	25	26,024

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.450%	02/15/44	35	$46,005

			752,273

Electronics — 0.1%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25	5	5,055
1.750%	02/15/31	5	4,974

			10,029

Environmental Control — 0.4%
Republic Services, Inc.,
Sr. Unsec’d. Notes
0.875%	11/15/25	10	10,070
Waste Management, Inc.,
Gtd. Notes
1.500%	03/15/31	20	19,781
2.500%	11/15/50	5	4,991

			34,842

Foods — 0.7%
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30	5	5,546
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	50	52,187
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	04/13/23	5	5,187

			62,920

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47	10	13,048

Gas — 0.4%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30	10	10,106
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	20	20,118
3.600%	05/01/30	5	5,788

			36,012

Healthcare-Products — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36	10	13,776
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.497%	03/25/30	10	12,484

			26,260

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 3.6%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23	20	$21,058
Anthem, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	35	37,400
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30	5	5,270
4.250%	12/15/27	35	37,252
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30	2	2,113
3.910%	10/01/50	5	5,570
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	30	33,713
Sr. Sec’d. Notes
4.125%	06/15/29	20	23,208
4.750%	05/01/23	50	54,553
5.000%	03/15/24	60	67,499
5.250%	06/15/49	10	13,185
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	6	6,266
3.361%	08/15/50	4	4,367
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/42	20	26,159

			337,613

Insurance — 0.1%
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	5	5,298

Internet — 2.3%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	5	4,876
2.050%	08/15/50	5	4,761
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	10	10,350
2.700%	06/03/60	5	5,330
3.150%	08/22/27	25	28,500
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.100%	04/13/25	6	6,812
Expedia Group, Inc.,
Gtd. Notes, 144A
3.600%	12/15/23	5	5,335
6.250%	05/01/25	5	5,798
7.000%	05/01/25	100	109,750
Gtd. Notes, Series WI
3.250%	02/15/30	15	15,547

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	15	$16,613
5.750%	03/01/24	5	5,600

			219,272

Iron/Steel — 0.2%
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	5	5,286
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
1.650%	10/15/27	5	5,143
2.400%	06/15/25	5	5,321

			15,750

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25	35	38,033
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40	3	3,270

			41,303

Media — 4.6%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	5	5,327
4.750%	03/01/30	8	8,633
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	25	26,343
4.500%	02/01/24	30	33,305
4.908%	07/23/25	65	75,570
5.050%	03/30/29	25	30,286
6.384%	10/23/35	23	31,500
6.484%	10/23/45	15	21,281
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28	100	112,334
4.000%	03/01/48	40	50,178
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/15/22	10	10,533
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23	20	21,060
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	5	5,472

			431,822

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.0%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	5	$5,270

Miscellaneous Manufacturing — 1.9%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22	100	103,899
3.450%	05/01/27	20	22,558
4.350%	05/01/50	15	18,126
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
0.375%	09/06/23	EUR 30	37,327

			181,910

Oil & Gas — 3.9%
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30	10	10,034
2.939%	06/04/51	5	5,106
3.194%	04/06/25	30	32,991
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25	15	15,610
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	20	22,072
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28	28	33,155
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	10	10,501
3.500%	12/01/29	27	28,859
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30	5	6,091
4.950%	04/15/50	5	6,781
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25	15	16,420
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	15	16,507
5.600%	02/15/41	25	30,221
HollyFrontier Corp.,
Sr. Unsec’d. Notes
2.625%	10/01/23	15	15,342
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22	9	9,253
4.400%	07/15/27	25	27,762
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/23	25	27,154
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48	10	8,235

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	10	$9,904
Valero Energy Corp.,
Sr. Unsec’d. Notes
1.200%	03/15/24	20	20,129
2.700%	04/15/23	10	10,441
2.850%	04/15/25	5	5,335

			367,903

Oil & Gas Services — 0.2%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	20	22,429

Packaging & Containers — 0.8%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
1.570%	01/15/26	50	50,446
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26	25	29,407

			79,853

Pharmaceuticals — 6.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	10	10,716
3.200%	11/21/29	110	123,842
3.450%	03/15/22	25	25,770
4.050%	11/21/39	10	12,082
4.250%	11/21/49	7	8,793
4.875%	11/14/48	10	13,591
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22	30	30,964
3.700%	06/06/27	55	62,973
3.794%	05/20/50	5	5,937
Cigna Corp.,
Gtd. Notes
4.125%	11/15/25	25	28,782
4.900%	12/15/48	5	6,856
Sr. Unsec’d. Notes
3.400%	03/15/50	5	5,604
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	20	20,125
1.875%	02/28/31	70	70,846
3.000%	08/15/26	12	13,284
4.300%	03/25/28	46	54,562
5.050%	03/25/48	17	22,993
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	10	10,661
2.700%	05/28/50	10	10,732
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21	6	6,075

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
2.875%	09/23/23	40	$42,397

			587,585

Pipelines — 6.8%
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	10	11,252
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	20	23,689
5.875%	03/31/25	20	23,268
Enbridge, Inc. (Canada),
Gtd. Notes
2.900%	07/15/22	25	25,926
3.125%	11/15/29	18	19,858
4.000%	11/15/49	5	5,702
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25	30	31,730
3.750%	05/15/30	20	21,530
4.900%	02/01/24	10	10,937
5.250%	04/15/29	25	29,169
6.500%	02/01/42	25	30,493
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.000%	10/01/22	33	35,012
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	25	27,120
3.125%	07/31/29	25	27,758
4.850%	03/15/44	25	30,903
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.400%	09/01/44	25	31,164
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21	25	25,076
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	35	36,195
4.875%	06/01/25	30	34,650
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22	50	51,515
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	11,475
5.000%	03/15/27	10	11,798
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	10	11,873
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47	20	22,348
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	25	28,581

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.500%	11/15/23	20	$22,041

			641,063

Real Estate Investment Trusts (REITs) — 5.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	5	4,981
3.800%	04/15/26	25	28,784
American Tower Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/22	15	15,285
2.750%	01/15/27	20	21,725
3.950%	03/15/29	10	11,636
4.000%	06/01/25	75	84,652
4.400%	02/15/26	25	28,964
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30	5	5,550
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	25	26,841
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25	25	25,524
3.300%	07/01/30	5	5,607
4.000%	03/01/27	10	11,466
5.250%	01/15/23	125	136,924
Equinix, Inc.,
Sr. Unsec’d. Notes
1.800%	07/15/27	26	26,751
3.000%	07/15/50	5	5,061
3.200%	11/18/29	35	38,537
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.700%	02/15/31	5	4,997
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31	5	5,520
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	5	5,371
VEREIT Operating Partnership LP,
Gtd. Notes
2.200%	06/15/28	5	5,113
2.850%	12/15/32	5	5,222

			504,511

Retail — 2.1%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	30	34,077
3.350%	04/15/50	5	5,960
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29	50	58,368
3.700%	04/15/46	15	17,869

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	12/09/45	15	$20,362
Target Corp.,
Sr. Unsec’d. Notes
2.250%	04/15/25	20	21,433
Walmart, Inc.,
Sr. Unsec’d. Notes
3.700%	06/26/28	10	11,766
4.050%	06/29/48	5	6,758
4.300%	04/22/44	15	20,394

			196,987

Semiconductors — 4.8%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.950%	04/01/25	5	5,456
Applied Materials, Inc.,
Sr. Unsec’d. Notes
3.300%	04/01/27	10	11,369
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	70	78,658
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28	63	72,039
4.700%	04/15/25	40	45,861
Intel Corp.,
Sr. Unsec’d. Notes
4.750%	03/25/50	10	13,941
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	50	59,902
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	15	15,563
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.850%	04/01/30	12	13,495
3.500%	04/01/40	10	11,952
3.500%	04/01/50	15	18,161
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24	25	28,208
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
4.300%	06/18/29	45	53,620
QUALCOMM, Inc.,
Sr. Unsec’d. Notes, 144A
1.300%	05/20/28	25	25,251

			453,476

Software — 2.6%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26	10	11,132

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24	50	$53,698
3.500%	07/01/29	10	11,486
3.800%	10/01/23	15	16,347
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	11	11,569
4.100%	02/06/37	19	24,831
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/30	60	67,033
3.600%	04/01/50	10	11,662
3.850%	04/01/60	5	6,111
4.000%	11/15/47	25	30,696

			244,565

Telecommunications — 6.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	25	29,803
4.500%	05/15/35	15	18,165
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33	65	66,824
3.800%	12/01/57	11	11,472
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24	25	25,762
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29	40	48,014
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.550%	02/15/31	10	10,504
3.300%	02/15/51	5	5,128
3.500%	04/15/25	80	88,503
3.875%	04/15/30	20	23,136
4.500%	04/15/50	10	12,376
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	10	9,815
3.000%	11/20/60	5	5,037
4.016%	12/03/29	20	23,727
4.125%	03/16/27	20	23,574
4.329%	09/21/28	30	36,069
4.522%	09/15/48	10	12,937
4.812%	03/15/39	25	32,608
Sr. Unsec’d. Notes, 144A
1.680%	10/30/30	52	51,644
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	20	21,859
4.375%	05/30/28	25	29,981

			586,938

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 2.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	12/15/48	10	$13,297
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30	5	5,243
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27	10	11,290
3.800%	03/01/28	16	18,640
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29	30	33,448
4.250%	05/15/30	20	24,282
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	34	37,558
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	02/05/70	5	5,966
3.799%	10/01/51	15	18,369
3.950%	09/10/28	31	36,925

			205,018

Trucking & Leasing — 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	07/15/25	25	28,346
4.125%	08/01/23	5	5,434

			33,780

Water — 0.3%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
5.125%	05/24/22	EUR 25	32,826

TOTAL CORPORATE BONDS (cost $8,613,697)			8,970,269

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
1.375%	11/15/40	15	14,824
1.625%	11/15/50	208	207,127
U.S. Treasury Notes
0.125%	11/30/22	44	43,503
0.375%	11/30/25	47	47,363
0.875%	11/15/30	139	138,856

TOTAL U.S. TREASURY OBLIGATIONS (cost $450,243)			451,673

TOTAL LONG-TERM INVESTMENTS (cost $9,063,940)			9,421,942

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Shares	Value

SHORT-TERM INVESTMENT — 1.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $109,669)(w)	109,669	$109,669

TOTAL INVESTMENTS — 101.0% (cost $9,173,609)		9,531,611
Liabilities in excess of other assets(z) — (1.0)%		(93,587)

NET ASSETS — 100.0%		$9,438,024

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
2	2 Year U.S. Treasury Notes	Mar. 2021	$441,953	$327

Short Positions:
1	5 Year U.S. Treasury Notes	Mar. 2021	126,164	(275)
1	10 Year U.S. Treasury Notes	Mar. 2021	138,078	(376)
1	Euro Schatz Index	Mar. 2021	137,161	72

				(579)

				$(252)

Forward foreign currency exchange contract outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/06/21	UBS AG	EUR	57	$69,145	$69,036	$—	$(109)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Euro,
Expiring 01/06/21	Goldman Sachs International	EUR	57	$67,364	$69,036	$—	$(1,672)
Expiring 01/06/21	UBS AG	EUR	57	67,664	69,035	—	(1,371)
Expiring 02/03/21	UBS AG	EUR	57	69,191	69,079	112	—

				$204,219	$207,150	112	(3,043)

						$112	$(3,152)

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.35.V1	12/20/25	1.000%(Q)	85	$(2,117)	$(2,109)	$8

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
HSBC Securities (USA) Inc.	$3,000	$—
Wells Fargo Securities, LLC.	2,000	—

Total	$5,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$8,970,269	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$451,673	$—
Affiliated Mutual Fund	109,669	—	—

Total	$109,669	$9,421,942	$—

Other Financial Instruments*
Assets
Futures Contracts	$399	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	112	—
Centrally Cleared Credit Default Swap Agreement	—	8	—

Total	$399	$120	$—

Liabilities
Futures Contracts	$(651)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,152)	—

Total	$(651)	$(3,152)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	9.0%
Electric	8.0
Pipelines	6.8
Pharmaceuticals	6.2
Telecommunications	6.2
Real Estate Investment Trusts (REITs)	5.3
Auto Manufacturers	5.1
Semiconductors	4.8
U.S. Treasury Obligations	4.8
Media	4.6
Aerospace & Defense	4.4
Oil & Gas	3.9
Healthcare-Services	3.6
Computers	3.4
Software	2.6
Internet	2.3
Transportation	2.2
Retail	2.1
Miscellaneous Manufacturing	1.9
Beverages	1.7
Biotechnology	1.6
Commercial Services	1.5
Chemicals	1.3
Affiliated Mutual Fund	1.2
Agriculture	1.0
Packaging & Containers	0.8
Foods	0.7
Airlines	0.5
Diversified Financial Services	0.4
Machinery-Diversified	0.4
Gas	0.4
Environmental Control	0.4

Trucking & Leasing	0.4%
Water	0.3
Healthcare-Products	0.3
Oil & Gas Services	0.2
Iron/Steel	0.2
Forest Products & Paper	0.1
Advertising	0.1
Electronics	0.1
Insurance	0.1
Building Materials	0.1
Mining	0.0 *

101.0
Liabilities in excess of other assets	(1.0)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$8	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	112		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,152
Interest rate contracts	Due from/to broker-variation margin futures	399	*	Due from/to broker-variation margin futures	651	*

		$519			$3,803

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(721)
Foreign exchange contracts	—	(8,925)	—
Interest rate contracts	(4,555)	—	—

Total	$(4,555)	$(8,925)	$(721)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$559
Foreign exchange contracts	—	(766)	—
Interest rate contracts	(2,971)	—	—

Total	$(2,971)	$(766)	$559

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$539,809	$416,778	$91,933

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$223,905	$68,500

Credit Default Swap Agreements— Sell Protection(1)
$18,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs International	$—	$(1,672)	$(1,672)	$—	$(1,672)
UBS AG	112	(1,480)	(1,368)	—	(1,368)

	$112	$(3,152)	$(3,040)	$—	$(3,040)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $9,063,940)	$9,421,942
Affiliated investments (cost $109,669)	109,669
Foreign currency, at value (cost $312)	313
Dividends and interest receivable	73,040
Deposit with broker for centrally cleared/exchange-traded derivatives	5,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	112
Prepaid expenses	2,499

Total Assets	9,612,575

LIABILITIES
Payable for investments purchased	97,407
Audit fee payable	45,000
Custodian and accounting fees payable	18,158
Accrued expenses and other liabilities	5,499
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,152
Payable for Portfolio shares purchased	2,722
Management fee payable	1,218
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401
Due to broker-variation margin futures	109
Due to broker-variation margin swaps	50

Total Liabilities	174,551

NET ASSETS	$9,438,024

Net assets were comprised of: Partners’ Equity	$9,438,024

Net asset value and redemption price per share, $9,438,024 / 844,220 outstanding shares of beneficial interest	$11.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$160,428
Affiliated dividend income	706

Total income	161,134

EXPENSES
Management fee	33,839
Custodian and accounting fees	51,143
Audit fee	45,163
Legal fees and expenses	17,475
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,045
Shareholders’ reports	5,629
Fund data services	5,199
Miscellaneous	9,384

Total expenses	184,477
Less: Fee waiver and/or expense reimbursement	(146,349)

Net expenses	38,128

NET INVESTMENT INCOME (LOSS)	123,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	172,839
Futures transactions	(4,555)
Forward currency contract transactions	(8,925)
Swap agreements transactions	(721)
Foreign currency transactions	100

158,738

Net change in unrealized appreciation (depreciation) on:
Investments	338,088
Futures	(2,971)
Forward currency contracts	(766)
Swap agreements	559
Foreign currencies	30

334,940

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	493,678

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$616,684

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2020	August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$123,006	$40,801
Net realized gain (loss) on investment and foreign currency transactions	158,738	(4,212)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	334,940	19,834

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	616,684	56,423

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [319,768 and 527,655 shares, respectively]	3,521,328	5,278,504
Portfolio shares purchased [3,183 and 20 shares, respectively]	(34,707)	(208)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	3,486,621	5,278,296

TOTAL INCREASE (DECREASE)	4,103,305	5,334,719
NET ASSETS:
Beginning of period	5,334,719	—

End of period	$9,438,024	$5,334,719

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

LONG-TERM INVESTMENTS — 95.1%
UNAFFILIATED FUNDS**	Shares	Value
DFA Emerging Markets Core Equity Portfolio, (Institutional Shares)	21,629	$524,941
DFA Global Core Plus Fixed Income Portfolio, (Institutional Shares)	91,924	1,009,321
DFA International Core Equity Portfolio, (Institutional Shares)	138,898	2,023,748
DFA Selectively Hedged Global Fixed Income Portfolio, (Institutional Shares)	51,449	504,201
DFA U.S. Core Equity 1 Portfolio, (Institutional Shares)	85,823	2,547,233
DFA U.S. Core Equity 2 Portfolio, (Institutional Shares)	113,060	3,049,218

TOTAL LONG-TERM INVESTMENTS (cost $7,545,101)		9,658,662

SHORT-TERM INVESTMENT — 4.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $469,578)(w)	469,578	469,578

TOTAL INVESTMENTS—99.7% (cost $8,014,679)		10,128,240
Other assets in excess of liabilities(z) — 0.3%		26,562

NET ASSETS — 100.0%		$10,154,802

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
24	S&P 500 E-Mini Index	Mar. 2021	$449,856	$9,519

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$26,400	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Unaffiliated Funds	$9,658,662	$—	$—
Affiliated Mutual Fund	469,578	—	—

Total	$10,128,240	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$9,519	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Unaffiliated Funds	95.1%
Affiliated Mutual Fund	4.6

99.7
Other assets in excess of liabilities	0.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$9,519	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$66,454

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$9,406

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$271,865

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $7,545,101)	$9,658,662
Affiliated investments (cost $469,578)	469,578
Receivable for Portfolio shares sold	38,738
Deposit with broker for centrally cleared/exchange-traded derivatives	26,400
Due from Manager	1,284
Due from broker-variation margin futures	781
Prepaid expenses	2,532

Total Assets	10,197,975

LIABILITIES
Audit fee payable	26,100
Custodian and accounting fees payable	11,012
Accrued expenses and other liabilities	4,552
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401
Distribution fee payable	273

Total Liabilities	43,173

NET ASSETS	$10,154,802

Net assets were comprised of:
Partners’ Equity	$10,154,802

Net asset value and redemption price per share, $10,154,802 / 857,533 outstanding shares of beneficial interest	$11.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$113,648
Affiliated dividend income	1,728

Total income	115,376

EXPENSES
Management fee	42,580
Distribution fee	15,597
Custodian and accounting fees	27,247
Audit fee	26,263
Legal fees and expenses	21,080
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,006
Fund data services	5,011
Shareholders’ reports	4,106
Miscellaneous	8,317

Total expenses	166,807
Less: Fee waiver and/or expense reimbursement	(127,835)

Net expenses	38,972

NET INVESTMENT INCOME (LOSS)	76,404

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(583,477)
Net capital gain distributions received	2,250
Futures transactions	66,454

(514,773)

Net change in unrealized appreciation (depreciation) on:
Investments	2,108,348
Futures	9,406

2,117,754

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,602,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,679,385

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	November 18, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$76,404	$4,561
Net realized gain (loss) on investment transactions	(517,023)	—
Net capital gain distributions received	2,250	—
Net change in unrealized appreciation (depreciation) on investments	2,117,754	5,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,679,385	9,887

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,100,345 and 112,411 shares, respectively]	10,284,170	1,150,110
Portfolio shares purchased [355,175 and 48 shares, respectively]	(2,968,269)	(481)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	7,315,901	1,149,629

TOTAL INCREASE (DECREASE)	8,995,286	1,159,516
NET ASSETS:
Beginning of period	1,159,516	—

End of period	$10,154,802	$1,159,516

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST PIMCO CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 91.6%

CORPORATE BONDS — 83.7%
Aerospace & Defense — 1.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.950%	02/01/24		20	$20,521
2.750%	02/01/26		80	84,314
4.508%	05/01/23		20	21,553
5.150%	05/01/30		15	18,157
5.930%	05/01/60		13	18,375

				162,920

Agriculture — 1.0%
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26		100	102,495

Airlines — 3.3%
Alaska Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.800%	02/15/29		50	54,928
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		81	80,178
British Airways 2020-1 Class A Pass-Through Trust (United Kingdom),
Sr. Sec’d. Notes, 144A
4.250%	05/15/34		50	53,013
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		10	10,907
JetBlue 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
2.750%	11/15/33		48	48,117
JetBlue 2020-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.000%	05/15/34		25	26,864
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29		50	53,944

				327,951

Auto Manufacturers — 1.8%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, EMTN
1.744%	07/19/24	EUR	100	121,414
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		25	33,960
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.690% (Cap N/A, Floor 0.000%)
0.941%(c)	09/28/22		22	21,804

				177,178

Banks — 7.9%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		50	50,570
2.496%(ff)	02/13/31		17	18,032
3.093%(ff)	10/01/25		50	54,345

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23	25	$25,712
4.075%(ff)	04/23/29	40	46,902
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26	22	22,254
3.500%	01/23/25	20	22,067
3.691%(ff)	06/05/28	50	57,624
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 1.750%
1.972%(c)	10/28/27	21	22,026
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28	40	45,940
4.203%(ff)	07/23/29	50	59,569
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.407%	03/07/24	45	48,931
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.200%	11/01/24	21	22,334
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	06/02/25	30	32,783
4.500%	07/17/25	50	56,694
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26	25	26,488
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
0.958%(c)	01/17/23	22	22,125
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
1.078%(c)	07/19/23	20	20,184
Sr. Unsec’d. Notes
3.364%	07/12/27	50	56,551
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.196%(ff)	06/17/27	30	33,282
3.300%	09/09/24	33	36,158

			780,571

Beverages — 1.6%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	75	84,925
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25	20	22,770
5.550%	01/23/49	10	14,159
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	20	21,908
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.875%	10/15/49	15	16,739

			160,501

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40	16	$17,434
4.663%	06/15/51	10	13,542

			30,976

Chemicals — 0.7%
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.230%	10/01/25	47	47,552
Sr. Unsec’d. Notes, 144A
3.468%	12/01/50	17	18,418

			65,970

Commercial Services — 1.4%
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29	60	72,885
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	40	42,748
S&P Global, Inc.,
Gtd. Notes
1.250%	08/15/30	25	24,591

			140,224

Computers — 2.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.550%	08/20/60	17	17,363
2.950%	09/11/49	25	27,852
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	50	59,042
5.300%	10/01/29	5	6,126
6.020%	06/15/26	20	24,404
6.200%	07/15/30	12	15,526
NetApp, Inc.,
Sr. Unsec’d. Notes
2.375%	06/22/27	15	16,013
Seagate HDD Cayman,
Gtd. Notes
4.875%	06/01/27	40	44,990

			211,316

Diversified Financial Services — 2.2%
Andrew W. Mellon Foundation (The),
Unsec’d. Notes, Series 2020
0.947%	08/01/27	20	19,880
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23	25	26,587
Brookfield Finance, Inc. (Canada),
Gtd. Notes
4.850%	03/29/29	25	30,644

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
0.900%	03/11/26	22	$22,297
Credit Acceptance Corp.,
Gtd. Notes, 144A
5.125%	12/31/24	15	15,559
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30	50	52,251
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	40	44,940

			212,158

Electric — 10.3%
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
2.450%	01/15/31	40	40,509
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	50	53,281
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	53,816
Sr. Unsec’d. Notes, Series N
1.000%	11/01/25	22	22,267
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	10	11,501
Black Hills Corp.,
Sr. Unsec’d. Notes
3.050%	10/15/29	25	27,399
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	39,304
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	12,785
Sr. Unsec’d. Notes, Series C
3.000%	12/01/60	20	20,298
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	50	50,933
2.500%	12/01/29	60	65,236
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30	25	25,835
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
3.625%	10/13/25	30	33,629
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	5,630
3.950%	06/15/25	35	39,636
4.050%	04/15/30	25	29,582
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	20	21,830

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	55	$60,389
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29	20	23,766
Nevada Power Co.,
General Ref. Mortgage, Series DD
2.400%	05/01/30	50	53,659
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.250%	04/01/26	60	67,049
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	40	40,100
3.750%	08/15/42	50	50,443
4.550%	07/01/30	40	45,630
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	20	25,040
Southern California Edison Co.,
First Mortgage
2.850%	08/01/29	40	43,472
First Ref. Mortgage, Series B
2.400%	02/01/22	50	50,853

			1,013,872

Electronics — 0.2%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.875%	01/12/28	5	5,640
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29	15	16,902

			22,542

Foods — 1.4%
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25	45	50,737
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.300%	05/01/24	50	55,943
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25	25	27,433

			134,113

Forest Products & Paper — 0.2%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26	22	22,055

Gas — 1.5%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31	55	54,991

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30	20	$20,212
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	15	17,362
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50	45	56,689

			149,254

Healthcare-Products — 1.7%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26	80	90,788
Stryker Corp.,
Sr. Unsec’d. Notes
3.650%	03/07/28	30	34,682
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/20/30	40	45,366

			170,836

Healthcare-Services — 1.1%
CommonSpirit Health,
Sr. Sec’d. Notes
3.347%	10/01/29	20	21,985
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26	5	5,738
Sr. Sec’d. Notes
4.125%	06/15/29	25	29,009
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	27,621
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.950%	10/15/27	20	22,415

			106,768

Home Builders — 0.5%
NVR, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/30	41	44,700

Insurance — 1.1%
CNA Financial Corp.,
Sr. Unsec’d. Notes
2.050%	08/15/30	15	15,437
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25	25	25,111
Hanover Insurance Group, Inc. (The),
Sr. Unsec’d. Notes
2.500%	09/01/30	30	31,240
Loews Corp.,
Sr. Unsec’d. Notes
3.200%	05/15/30	15	17,041

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30	15	$16,122

			104,951

Internet — 1.1%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	25	25,324
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.625%	04/13/30	50	61,994
Expedia Group, Inc.,
Gtd. Notes, 144A
3.600%	12/15/23	15	16,006

			103,324

Iron/Steel — 0.2%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	20	21,565

Lodging — 0.5%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	40	42,404
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28	10	10,067

			52,471

Machinery-Diversified — 0.6%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40	16	17,442
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24	35	38,312

			55,754

Media — 2.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.200%	03/15/28	30	34,535
5.050%	03/30/29	50	60,572
5.375%	05/01/47	20	24,971
Comcast Corp.,
Gtd. Notes
2.650%	08/15/62	17	16,995
3.950%	10/15/25	25	28,704
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	15	16,958
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47	10	12,979
5.300%	05/15/49	10	13,240

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40	15	$17,632

			226,586

Mining — 0.4%
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.125%	03/12/24	15	16,459
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	15	16,379
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	5	7,236

			40,074

Miscellaneous Manufacturing — 1.0%
General Electric Co.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.380%
0.605%(c)	05/05/26	100	95,451

Oil & Gas — 3.4%
BP Capital Markets America, Inc.,
Gtd. Notes
4.234%	11/06/28	50	59,666
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	35	40,016
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	10	10,689
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26	10	10,494
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31	5	6,515
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	40	38,560
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	25	26,358
Phillips 66,
Gtd. Notes
1.300%	02/15/26	22	22,368
2.150%	12/15/30	18	18,265
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/07/24	50	52,677
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26	45	48,938

			334,546

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47	20	$22,771

Packaging & Containers — 0.7%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26	20	21,468
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26	25	29,408
4.900%	03/15/29	15	18,518

			69,394

Pharmaceuticals — 3.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.400%	11/06/42	25	31,336
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.700%	04/08/26	50	49,701
1.375%	08/06/30	25	24,683
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.400%	07/26/29	40	46,491
3.875%	08/15/25	40	45,620
CVS Health Corp.,
Sr. Unsec’d. Notes
3.750%	04/01/30	45	52,448
5.125%	07/20/45	15	20,100
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50	10	10,979
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	40	44,708
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28	30	35,360

			361,426

Pipelines — 7.3%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	10	10,374
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	40	47,378
5.875%	03/31/25	30	34,902
Enbridge, Inc. (Canada),
Gtd. Notes, 3 Month LIBOR + 0.500%
0.720%(c)	02/18/22	50	50,118
Energy Transfer Operating LP,
Gtd. Notes
4.200%	04/15/27	100	109,984
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	02/15/21	20	20,054

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
3.950%	01/31/60	16	$17,831
4.250%	02/15/48	15	17,515
4.900%	05/15/46	5	6,279
Kinder Morgan, Inc.,
Gtd. Notes
5.200%	03/01/48	5	6,334
5.300%	12/01/34	35	42,832
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	55	61,275
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	30	33,936
ONEOK, Inc.,
Gtd. Notes
4.350%	03/15/29	50	56,669
5.200%	07/15/48	15	17,405
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	40	42,712
4.650%	10/15/25	10	11,179
5.150%	06/01/42	15	16,196
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	25	25,735
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	25	28,688
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	15	16,272
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	10	10,697
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	30	36,867

			721,232

Private Equity — 0.3%
Carlyle Finance Subsidiary LLC,
Gtd. Notes, 144A
3.500%	09/19/29	26	28,628

Real Estate Investment Trusts (REITs) — 5.2%
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25	25	25,560
2.100%	06/15/30	75	76,985
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	65	67,296
5.200%	02/15/49	10	13,620
Equinix, Inc.,
Sr. Unsec’d. Notes
2.150%	07/15/30	30	30,556

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31	25	$24,800
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.750%	06/01/28	50	59,174
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25	40	43,043
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	5,398
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.950%	03/15/29	20	23,463
Physicians Realty LP,
Gtd. Notes
4.300%	03/15/27	5	5,494
Piedmont Operating Partnership LP,
Gtd. Notes
3.400%	06/01/23	25	26,012
Regency Centers LP,
Gtd. Notes
3.600%	02/01/27	20	21,984
VEREIT Operating Partnership LP,
Gtd. Notes
4.875%	06/01/26	50	58,666
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	20	29,923

			511,974

Retail — 0.3%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.875%	02/15/44	10	14,139
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45	10	13,101

			27,240

Semiconductors — 4.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	20	22,474
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28	52	59,460
4.250%	04/15/26	40	45,836
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	35	41,932
5.000%	03/15/49	50	69,953
Marvell Technology Group Ltd.,
Sr. Unsec’d. Notes
4.200%	06/22/23	35	37,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	10	$11,741
5.327%	02/06/29	15	18,797
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.150%	05/01/27	25	27,556
3.400%	05/01/30	40	45,351
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.250%	05/20/27	20	22,706

			403,699

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
4.200%	05/01/30	20	23,672

Software — 3.6%
Adobe, Inc.,
Sr. Unsec’d. Notes
2.150%	02/01/27	50	53,765
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/27	25	29,378
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26	25	27,829
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/27	21	22,423
3.500%	07/01/29	30	34,457
4.200%	10/01/28	40	47,703
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	16	16,827
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	20	21,486
2.950%	04/01/30	25	27,930
3.600%	04/01/50	15	17,494
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	10	9,752
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27	35	39,510

			348,554

Telecommunications — 5.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/31	100	106,790
Sr. Unsec’d. Notes, 144A
2.550%	12/01/33	97	99,721
3.650%	09/15/59	17	17,114

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29	40	$39,983
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	25	25,508
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.050%	02/15/28	115	119,594
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	100	98,153
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56	14	14,073

			520,936

Toys/Games/Hobbies — 0.6%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	50	55,804

Transportation — 0.6%
AP Moller -Maersk A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.750%	09/22/24	40	43,324
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	10	12,304

			55,628

TOTAL CORPORATE BONDS (cost $7,855,471)			8,222,080

MUNICIPAL BONDS — 0.6%
California — 0.1%
San Francisco, CA, Public Utilities Commission Water Revenue, Taxable, Revenue Bonds, Series A
2.803%	11/01/31	10	10,937

Massachusetts — 0.1%
Commonwealth of Massachusetts, General Obligation Limited, Taxable, Series H
2.900%	09/01/49	10	10,680

New York — 0.4%
Port Authority of New York & New Jersey, Revenue Bonds
6.040%	12/01/29	25	33,625

TOTAL MUNICIPAL BONDS (cost $51,821)			55,242

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bonds
2.000%	02/15/50	14	15,199

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.625%	08/15/30	410	$399,622
0.875%	11/15/30	275	273,926
1.750%	07/31/21	30	30,281

TOTAL U.S. TREASURY OBLIGATIONS (cost $719,076)			719,028

TOTAL LONG-TERM INVESTMENTS (cost $8,626,368)			8,996,350

		Shares

SHORT-TERM INVESTMENTS — 8.2%

AFFILIATED MUTUAL FUND — 2.1%
PGIM Core Ultra Short Bond Fund (cost $211,316)(w)		211,316	211,316

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 6.1%
U.S. Treasury Bills
0.090%	02/23/21	500	499,957
0.090%	03/04/21	100	99,988

TOTAL U.S. TREASURY OBLIGATIONS (cost $599,918)			599,945

TOTAL SHORT-TERM INVESTMENTS (cost $811,234)			811,261

TOTAL INVESTMENTS—99.8% (cost $9,437,602)			9,807,611
Other assets in excess of liabilities(z) — 0.2%			16,825

NET ASSETS — 100.0%			$9,824,436

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
2	5 Year U.S. Treasury Notes	Mar. 2021	$252,328	$317

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Indian Rupee,
Expiring 03/17/21	Bank of America, N.A.	INR 944	$12,548	$12,821	$273	$—
Japanese Yen,
Expiring 02/19/21	Goldman Sachs International	JPY 4,200	40,080	40,699	619	—

			$52,628	$53,520	892	—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/19/21	Goldman Sachs International	EUR 79	$93,607	$96,622	$—	$(3,015)

					$892	$(3,015)

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2020(4)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.35	12/20/25	1.000	%(Q)	1,030	0.500%	$23,616	$25,551	$1,935

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CNH 60	12/16/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$—	$(27)	$(27)
CNH 200	03/17/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	205	205
CNH 400	03/17/26	2.883%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	622	622

				$—	$800	$800

(1)	The Fund pays the fixed rate and receives the floating rate.

(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$7,000	$—
Morgan Stanley & Co. LLC	41,000	—

Total	$48,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds.	$—	$8,222,080	$—
Municipal Bonds	—	55,242	—
Affiliated Mutual Fund	211,316	—	—
U.S. Treasury Obligations	—	1,318,973	—

Total	$211,316	$9,596,295	$—

Other Financial Instruments*
Assets
Futures Contracts	$317	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	892	—
Centrally Cleared Credit Default Swap Agreement	—	1,935	—
Centrally Cleared Interest Rate Swap Agreements	—	827	—

Total	$317	$3,654	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
OTC Forward Foreign Currency Exchange Contract	$—	$(3,015)	$—
Centrally Cleared Interest Rate Swap Agreement	—	(27)	—

Total	$—	$(3,042)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	13.4%
Electric	10.3
Banks	7.9
Pipelines	7.3
Telecommunications	5.3
Real Estate Investment Trusts (REITs)	5.2
Semiconductors	4.1
Pharmaceuticals	3.7
Software	3.6
Oil & Gas	3.4
Airlines	3.3
Media	2.3
Diversified Financial Services	2.2
Computers	2.2
Affiliated Mutual Fund	2.1
Auto Manufacturers	1.8
Healthcare-Products	1.7
Aerospace & Defense	1.7
Beverages	1.6
Gas	1.5
Commercial Services	1.4
Foods	1.4
Healthcare-Services	1.1
Insurance	1.1

Internet	1.1%
Agriculture	1.0
Miscellaneous Manufacturing	1.0
Packaging & Containers	0.7
Chemicals	0.7
Toys/Games/Hobbies	0.6
Machinery-Diversified	0.6
Transportation	0.6
Municipal Bonds	0.6
Lodging	0.5
Home Builders	0.5
Mining	0.4
Biotechnology	0.3
Private Equity	0.3
Retail	0.3
Shipbuilding	0.2
Oil & Gas Services	0.2
Electronics	0.2
Forest Products & Paper	0.2
Iron/Steel	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,935	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	892		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,015
Interest rate contracts	Due from/to broker-variation margin futures	317	*	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$827	*	Due from/to broker-variation margin swaps	$27	*

		$3,971			$3,042

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$857
Foreign exchange contracts	—	(10,485)	—
Interest rate contracts	(23,171)	—	—

Total	$(23,171)	$(10,485)	$857

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$1,935
Foreign exchange contracts	—	(2,716)	—
Interest rate contracts	(884)	—	800

Total	$(884)	$(2,716)	$2,735

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$100,878	$198,028	$63,432

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)
$88,409	$20,299

Credit Default Swap Agreements— Sell Protection(1)
$246,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$273	$—	$273	$—	$273
Goldman Sachs International	619	(3,015)	(2,396)	—	(2,396)

	$892	$(3,015)	$(2,123)	$—	$(2,123)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $9,226,286)	$9,596,295
Affiliated investments (cost $211,316)	211,316
Foreign currency, at value (cost $1,249)	1,281
Interest receivable	65,980
Deposit with broker for centrally cleared/exchange-traded derivatives	48,000
Due from broker-variation margin futures	5,482
Due from Manager	1,773
Unrealized appreciation on OTC forward foreign currency exchange contracts	892
Due from broker-variation margin swaps	575
Prepaid expenses	2,499

Total Assets	9,934,093

LIABILITIES
Audit fee payable	45,000
Payable for investments purchased	33,969
Custodian and accounting fees payable	17,483
Accrued expenses and other liabilities	6,586
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,015
Payable for Portfolio shares purchased	2,368
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401

Total Liabilities	109,657

NET ASSETS	$9,824,436

Net assets were comprised of:
Partners’ Equity	$9,824,436

Net asset value and redemption price per share, $9,824,436 / 898,997 shares of beneficial interest issued and outstanding	$10.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$153,670
Affiliated dividend income	879
Affiliated income from securities lending, net	5

Total income	154,554

EXPENSES
Management fee	33,057
Audit fee	45,163
Custodian and accounting fees	44,361
Legal fees and expenses	21,376
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,068
Shareholders’ reports	5,212
Miscellaneous	11,376

Total expenses	177,213
Less: Fee waiver and/or expense reimbursement	(139,966)

Net expenses	37,247

NET INVESTMENT INCOME (LOSS)	117,307

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	79,468
Futures transactions	(23,171)
Forward currency contract transactions	(10,485)
Swap agreements transactions	857
Foreign currency transactions	473

47,142

Net change in unrealized appreciation (depreciation) on:
Investments	343,074
Futures	(884)
Forward currency contracts	(2,716)
Swap agreements	2,735
Foreign currencies	61

342,270

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	389,412

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$506,719

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$117,307	$39,458
Net realized gain (loss) on investment and foreign currency transactions	47,142	(13,158)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	342,270	28,729

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	506,719	55,029

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [383,974 and 525,965 shares, respectively]	4,120,075	5,261,008
Portfolio shares purchased [10,923 and 19 shares, respectively]	(118,203)	(192)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	4,001,872	5,260,816

TOTAL INCREASE (DECREASE)	4,508,591	5,315,845
NET ASSETS:
Beginning of period	5,315,845	—

End of period	$9,824,436	$5,315,845

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST PRUDENTIAL CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 82.5%

CORPORATE BONDS — 78.8%
Aerospace & Defense — 1.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	50	$52,345
7.950%	08/15/24	50	61,263
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50	50	54,865

			168,473

Agriculture — 1.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.789%	09/06/24	150	160,405

Airlines — 1.9%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23	50	51,159
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	15	16,058
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	100	118,888
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	44	42,229

			228,334

Apparel — 0.0%
Ralph Lauren Corp.,
Sr. Unsec’d. Notes
1.700%	06/15/22	5	5,092

Auto Manufacturers — 1.5%
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36	50	67,920
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22	90	93,099
Sr. Unsec’d. Notes
2.700%	08/20/27	10	10,568

			171,587

Auto Parts & Equipment — 0.6%
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25	60	70,533

Banks — 9.8%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
2.831%(ff)	10/24/51	15	15,593
3.824%(ff)	01/20/28	225	258,279
Citigroup, Inc.,
Sub. Notes
4.300%	11/20/26	175	204,167

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
FNB Corp.,
Sr. Unsec’d. Notes
2.200%	02/24/23	15	$15,305
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26	45	45,520
3.800%	03/15/30	25	29,387
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28	230	264,154
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	135	156,294
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	100	100,579
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	60	63,826

			1,153,104

Beverages — 1.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	62	80,637
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	15	21,238
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.417%	05/25/25	80	92,240

			194,115

Biotechnology — 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.150%	11/15/41	16	22,082
Sr. Unsec’d. Notes, 144A
2.770%	09/01/53	19	19,003
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50	10	9,681

			50,766

Building Materials — 1.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	25	26,447
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30	20	20,382
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30	20	20,365
4.500%	05/15/47	10	12,577

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	40	$46,050
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	15	17,219

			143,040

Chemicals — 2.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.800%	05/15/49	30	40,215
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40	60	64,050
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22	95	99,373
Nutrition & Biosciences, Inc.,
Gtd. Notes, 144A
1.230%	10/01/25	40	40,470

			244,108

Commercial Services — 1.9%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	50	61,827
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25	100	114,967
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	40	44,455

			221,249

Computers — 0.8%
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	97,972

Diversified Financial Services — 1.0%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	55,587
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
1.650%	03/11/31	50	50,455
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35	10	11,924

			117,966

Electric — 9.4%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	120,883

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	$54,440
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50	20	21,426
DTE Energy Co.,
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23	50	54,004
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	120	127,691
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	29,007
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	44,879
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	45	49,117
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	40	43,919
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.600%	04/01/29	50	57,777
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	54,570
Liberty Utilities Finance GP 1 (Canada),
Gtd. Notes, 144A
2.050%	09/15/30	45	45,180
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30	50	52,356
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	5	5,180
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	60	60,150
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	45	42,070
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	45	49,612
San Diego Gas & Electric Co.,
First Mortgage
5.350%	05/15/35	40	52,109
Southern California Edison Co.,
First Ref. Mortgage
5.500%	03/15/40	10	13,279
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49	30	36,169

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	75	$81,138

			1,094,956

Electronics — 0.2%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27	20	20,261

Foods — 2.1%
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	55	73,195
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
1.375%	11/01/27	60	60,516
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.875%	10/15/32	10	10,127
2.625%	09/04/50	20	20,080
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	10/03/21	50	50,909
3.000%	10/15/30	10	10,581
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48	15	21,448

			246,856

Gas — 0.1%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	15	16,474

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/50	15	15,632

Healthcare-Services — 2.5%
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	25	31,108
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24	110	123,748
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	30,260
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	55,147
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50	20	22,128

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	25	$25,964

			288,355

Home Builders — 0.3%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	35	37,356

Insurance — 0.3%
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50	20	22,669
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.000%	05/12/50	15	18,358

			41,027

Iron/Steel — 0.2%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
1.650%	10/15/27	20	20,569

Lodging — 0.5%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25	50	58,486

Machinery-Diversified — 0.3%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	30	35,500

Media — 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31	50	52,808
4.800%	03/01/50	20	23,748
Comcast Corp.,
Gtd. Notes
3.999%	11/01/49	70	88,530
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	60	61,094
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	50	56,526
Discovery Communications LLC,
Gtd. Notes
4.650%	05/15/50	40	50,074
Walt Disney Co. (The),
Gtd. Notes
6.400%	12/15/35	31	48,040

			380,820

Mining — 2.8%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
6.420%	03/01/26	120	152,041

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	25	$29,018
5.950%	03/15/24	50	56,929
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	15	16,379
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.125%	10/01/35	40	51,627
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	25	27,524

			333,518

Miscellaneous Manufacturing — 2.0%
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	100	112,157
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	59,357
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31	64	65,581

			237,095

Oil & Gas — 7.6%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	30	35,170
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	110	125,766
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	50	51,222
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	100	105,014
Energen Corp.,
Sr. Unsec’d. Notes
4.625%	09/01/21	30	30,367
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.950%	04/15/22	50	51,530
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26	50	59,586
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24	50	55,571
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.780%(s)	10/10/36	150	69,085
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.490%	01/23/27	20	21,094

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Phillips 66,
Gtd. Notes
2.150%	12/15/30	35	$35,515
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	40	39,615
Total Capital International SA (France),
Gtd. Notes
3.127%	05/29/50	10	10,875
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27	15	15,273
2.700%	04/15/23	125	130,513
4.000%	04/01/29	50	56,177

			892,373

Packaging & Containers — 0.7%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
1.570%	01/15/26	35	35,312
Sonoco Products Co.,
Sr. Unsec’d. Notes
3.125%	05/01/30	40	44,471

			79,783

Pharmaceuticals — 6.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	110	123,842
4.050%	11/21/39	15	18,123
4.250%	11/21/49	25	31,405
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	50	63,979
7.150%	06/15/23	50	58,113
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	70	84,483
Sr. Unsec’d. Notes
2.400%	03/15/30	100	106,288
CVS Health Corp.,
Sr. Unsec’d. Notes
1.750%	08/21/30	60	60,278
1.875%	02/28/31	15	15,181
5.050%	03/25/48	50	67,626
Johnson & Johnson,
Sr. Unsec’d. Notes
1.300%	09/01/30	80	80,368
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	30	34,313
Viatris, Inc.,
Gtd. Notes, 144A
3.850%	06/22/40	5	5,613
4.000%	06/22/50	12	13,670

			763,282

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 4.7%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	50	$51,869
Energy Transfer Operating LP,
Gtd. Notes
5.500%	06/01/27	30	35,233
6.250%	04/15/49	60	72,882
Enterprise Products Operating LLC,
Gtd. Notes
4.800%	02/01/49	30	37,876
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	30	33,777
MPLX LP,
Sr. Unsec’d. Notes
5.500%	02/15/49	40	52,496
ONEOK, Inc.,
Gtd. Notes
2.200%	09/15/25	50	51,941
4.350%	03/15/29	50	56,669
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
2.450%	12/15/24	50	52,421
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	20,935
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	50	51,470
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	25	27,993
Western Midstream Operating LP,
Sr. Unsec’d. Notes
6.250%(cc)	02/01/50	5	5,492

			551,054

Real Estate Investment Trusts (REITs) — 1.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	20	22,993
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	70	73,570
4.000%	01/15/31	10	10,907
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	15	15,055
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	25	27,481

			150,006

Retail — 2.3%
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.800%	01/25/50	20	23,605

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30	25	$30,088
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	40	39,657
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
1.950%	10/01/30	40	40,218
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	30	35,686
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31	40	40,018
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30	55	55,260

			264,532

Semiconductors — 2.9%
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25	200	218,372
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
0.972%	02/15/24	65	65,166
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24	50	56,416

			339,954

Telecommunications — 2.5%
AT&T, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	09/15/59	98	98,654
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	04/15/50	55	68,071
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	100	101,069
4.522%	09/15/48	15	19,405

			287,199

Transportation — 0.3%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	25	30,759

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25	20	20,192

TOTAL CORPORATE BONDS (cost $8,772,033) 9,232,783

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 1.8%
Arizona — 0.4%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	30	$41,322

Illinois — 0.9%
State of Illinois,
General Obligation Unlimited, Taxable, Pension
5.100%	06/01/33	100	106,814

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	20	25,307

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	25	37,182

TOTAL MUNICIPAL BONDS (cost $203,248)			210,625

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bonds
1.250%	05/15/50	120	108,788
1.375%	08/15/50	120	112,237

TOTAL U.S. TREASURY OBLIGATIONS (cost $226,716)			221,025

TOTAL LONG-TERM INVESTMENTS (cost $9,201,997)			9,664,433

	Shares	Value

SHORT-TERM INVESTMENT — 16.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,879,474)(w)	1,879,474	$1,879,474

TOTAL INVESTMENTS — 98.6% (cost $11,081,471)		11,543,907
Other assets in excess of liabilities(z) — 1.4%		164,208

NET ASSETS — 100.0%		$11,708,115

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2021	$883,906	$886
6	5 Year U.S. Treasury Notes	Mar. 2021	756,984	1,915
7	10 Year U.S. Treasury Notes	Mar. 2021	966,547	506
1	20 Year U.S. Treasury Bonds	Mar. 2021	173,188	(1,486)

				1,821

Short Positions:
1	10 Year U.S. Ultra Treasury Notes	Mar. 2021	156,359	264
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	854,250	11,843

				12,107

				$13,928

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$160,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$9,232,783	$—
Municipal Bonds	—	210,625	—
U.S. Treasury Obligations	—	221,025	—
Affiliated Mutual Fund	1,879,474	—	—

Total	$1,879,474	$9,664,433	$—

Other Financial Instruments*
Assets
Futures Contracts	$15,414	$—	$—

Liabilities
Futures Contracts	$(1,486)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Fund	16.1%
Banks	9.8
Electric	9.4
Oil & Gas	7.6
Pharmaceuticals	6.5
Pipelines	4.7
Media	3.3
Semiconductors	2.9
Mining	2.8
Healthcare-Services	2.5
Telecommunications	2.5
Retail	2.3
Foods	2.1
Chemicals	2.1
Miscellaneous Manufacturing	2.0
Airlines	1.9
Commercial Services	1.9
U.S. Treasury Obligations	1.9
Municipal Bonds	1.8
Beverages	1.7
Auto Manufacturers	1.5
Aerospace & Defense	1.4
Agriculture	1.4
Real Estate Investment Trusts (REITs)	1.3

Building Materials	1.2%
Diversified Financial Services	1.0
Computers	0.8
Packaging & Containers	0.7
Auto Parts & Equipment	0.6
Lodging	0.5
Biotechnology	0.4
Insurance	0.3
Home Builders	0.3
Machinery-Diversified	0.3
Transportation	0.3
Iron/Steel	0.2
Electronics	0.2
Trucking & Leasing	0.2
Gas	0.1
Hand/Machine Tools	0.1
Apparel	0.0 *

98.6
Other assets in excess of liabilities	1.4

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$15,414	*	Due from/to broker-variation margin futures	$1,486	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(6,290)
Interest rate contracts	(79,447)	—

Total	$(79,447)	$(6,290)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,690)

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$1,709,498	$1,086,685

Credit Default Swap Agreements— Buy Protection(1)
$160,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $9,201,997)	$9,664,433
Affiliated investments (cost $1,879,474)	1,879,474
Deposit with broker for centrally cleared/exchange-traded derivatives	160,000
Dividends and interest receivable	74,501
Prepaid expenses	2,499

Total Assets	11,780,907

LIABILITIES
Audit fee payable	45,000
Custodian and accounting fees payable	15,445
Accrued expenses and other liabilities	6,339
Payable for Portfolio shares purchased	2,958
Due to broker-variation margin futures	1,736
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401
Management fee payable	78

Total Liabilities	72,792

NET ASSETS	$11,708,115

Net assets were comprised of:
Partners’ Equity	$11,708,115

Net asset value and redemption price per share, $11,708,115 / 1,068,233 shares of beneficial interest issued and outstanding	$10.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$193,786
Affiliated dividend income	2,780

Total income	196,566

EXPENSES
Management fee	33,928
Audit fee	45,163
Custodian and accounting fees	39,996
Legal fees and expenses	18,614
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,045
Fund data services	5,011
Shareholders’ reports	4,176
Miscellaneous	10,335

Total expenses	173,868
Less: Fee waiver and/or expense reimbursement	(129,471)

Net expenses	44,397

NET INVESTMENT INCOME (LOSS)	152,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	73,683
Futures transactions	(79,447)
Swap agreements transactions	(6,290)

(12,054)

Net change in unrealized appreciation (depreciation) on:
Investments	462,403
Futures	(3,690)

458,713

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	446,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$598,828

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$152,169	$46,022
Net realized gain (loss) on investment transactions	(12,054)	30,588
Net change in unrealized appreciation (depreciation) on investments	458,713	17,651

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	598,828	94,261

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [511,120 and 563,352 shares, respectively]	5,440,632	5,639,899
Portfolio shares purchased [6,179 and 60 shares, respectively]	(64,896)	(609)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,375,736	5,639,290

TOTAL INCREASE (DECREASE)	5,974,564	5,733,551
NET ASSETS:
Beginning of period	5,733,551	—

End of period	$11,708,115	$5,733,551

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

		Shares	Value

LONG-TERM INVESTMENTS — 99.1%

PREFERRED STOCK — 0.0%
Pharmaceuticals
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23		10	$488

(cost $500)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.9%
Automobiles — 0.3%
GM Financial Automobile Leasing Trust,
Series 2020-02, Class B
1.560%	07/22/24	1	1,019
Series 2020-02, Class C
2.560%	07/22/24	1	1,034
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	25	25,514

			27,567

Other — 3.6%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2019-01A, Class A2I, 144A
4.194%	06/07/49	50	49,193
Domino’s Pizza Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.116%	07/25/48	49	51,323
Series 2019-01A, Class A2, 144A
3.668%	10/25/49	49	52,579
Driven Brands Funding LLC,
Series 2019-02A, Class A2, 144A
3.981%	10/20/49	25	25,950
Planet Fitness Master Issuer LLC,
Series 2019-01A, Class A2, 144A
3.858%	12/05/49	49	46,681
Sonic Capital LLC,
Series 2020-01A, Class A2I, 144A
3.845%	01/20/50	25	26,452
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	49	49,996

			302,174

TOTAL ASSET-BACKED SECURITIES (cost $325,815)			329,741

CORPORATE BONDS — 90.8%
Aerospace & Defense — 0.5%
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/36	30	39,524

Agriculture — 2.0%
Altria Group, Inc.,
Gtd. Notes
2.625%	09/16/26	35	37,788
4.400%	02/14/26	15	17,408

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		75	$83,583
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26		25	25,624

				164,403

Airlines — 1.7%
American Airlines 2017-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.600%	04/15/31		60	55,916
JetBlue 2020-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.000%	05/15/34		5	5,373
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		20	21,593
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33		48	49,647
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		15	14,076

				146,605

Auto Manufacturers — 3.2%
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22		45	46,550
4.200%	03/01/21		5	5,012
Sr. Unsec’d. Notes
3.550%	07/08/22		15	15,670
5.100%	01/17/24		45	50,355
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
4.050%	02/04/22		60	62,101
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.375%	02/10/23		45	46,442
2.375%	10/15/27		15	15,556
2.650%	02/10/25		15	15,832
2.850%	11/01/22		14	14,510

				272,028

Banks — 4.7%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
2.496%(ff)	02/13/31		75	79,553
4.271%(ff)	07/23/29		35	41,630
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	—	(rr)	10	10,273
JPMorgan Chase & Co.,
Sub. Notes
2.956%(ff)	05/13/31		45	49,254

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	25	$27,187
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	30	31,569
3.068%(ff)	04/30/41	15	16,319
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	110	117,015
2.572%(ff)	02/11/31	25	26,522

			399,322

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	30	34,735
4.500%	06/01/50	25	31,495
4.750%	01/23/29	25	30,818

			97,048

Chemicals — 0.8%
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.950%	12/01/47	25	32,023
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30	10	10,322
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
5.125%	10/15/27	20	21,718

			64,063

Commercial Services — 0.9%
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30	10	10,530
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25	40	41,835
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
3.375%	08/31/27	20	19,916

			72,281

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50	5	5,309

Diversified Financial Services — 4.5%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	03/09/27	35	40,096
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50	100	107,215

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32	35	$35,238
3.000%	06/15/50	35	37,013
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50	10	12,916
Nasdaq, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	60	59,413
Synchrony Financial,
Sr. Unsec’d. Notes
2.850%	07/25/22	50	51,667
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	30	32,229

			375,787

Electric — 5.5%
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	45	49,100
3.950%	07/15/30	5	5,646
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23	75	79,221
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.050%	04/15/25	35	39,722
DPL, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/25	10	10,813
Edison International,
Sr. Unsec’d. Notes
3.125%	11/15/22	5	5,193
3.550%	11/15/24	30	32,485
4.950%	04/15/25	5	5,699
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	20	20,339
4.550%	07/01/30	25	28,519
4.950%	07/01/50	25	29,621
PacifiCorp,
First Mortgage
3.300%	03/15/51	10	11,510
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28	10	10,559
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23	25	26,237
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	25	28,523
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	55	59,501

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.700%	01/30/27	20	$22,008

			464,696

Electronics — 0.4%
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27	13	15,494
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29	3	3,380
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	06/30/30	15	15,361

			34,235

Engineering & Construction — 1.2%
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/23	100	102,019

Environmental Control — 0.5%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29	35	39,924

Foods — 0.8%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26	35	35,579
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49	25	31,957

			67,536

Gas — 1.5%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	50	56,995
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	55	55,325
3.600%	05/01/30	15	17,362

			129,682

Healthcare-Services — 2.4%
Centene Corp.,
Sr. Unsec’d. Notes
4.250%	12/15/27	15	15,965
4.625%	12/15/29	10	11,095
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26	30	31,608
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	25	25,715
2.782%	10/01/30	5	5,283
3.347%	10/01/29	24	26,382
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	5	5,087

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	08/15/29	35	$39,656
3.500%	08/15/39	25	29,580
4.450%	12/15/48	10	13,776

			204,147

Insurance — 0.9%
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	35	40,656
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.250%	08/15/28	20	21,387
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	15	17,825

			79,868

Internet — 2.3%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	20	19,503
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	15	15,525
3.875%	08/22/37	40	49,802
ANGI Group LLC,
Gtd. Notes, 144A
3.875%	08/15/28	5	5,037
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/28	25	28,657
4.500%	04/13/27	40	47,672
Expedia Group, Inc.,
Gtd. Notes, 144A
3.600%	12/15/23	10	10,671
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/25	15	16,000

			192,867

Leisure Time — 0.2%
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
11.500%	06/01/25	15	17,544

Lodging — 2.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	45	47,704
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	5	5,161
3.750%	10/01/25	5	5,422
4.625%	06/15/30	15	17,591

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		85	$99,426

				175,304

Media — 5.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29		8	8,776
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31		20	21,123
4.464%	07/23/22		47	49,525
4.908%	07/23/25		65	75,570
Comcast Corp.,
Gtd. Notes
3.250%	11/01/39		35	39,536
3.900%	03/01/38		25	30,485
4.150%	10/15/28		50	59,968
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	06/30/23		35	36,844
Fox Corp.,
Sr. Unsec’d. Notes
4.709%	01/25/29		25	30,342
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		25	25,915
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30		85	101,176

				479,260

Miscellaneous Manufacturing — 1.4%
General Electric Co.,
Jr. Sub. Notes, Series D
5.000%(ff)	—	(rr)	14	12,977
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24		100	109,029

				122,006

Oil & Gas — 6.4%
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.050%	07/15/25		5	5,248
2.950%	01/15/23		50	52,291
2.950%	07/15/30		10	10,595
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27		8	8,700
5.375%	07/15/25		65	73,272
Chevron Corp.,
Sr. Unsec’d. Notes
2.978%	05/11/40		10	11,066
Concho Resources, Inc.,
Gtd. Notes
2.400%	02/15/31		5	5,228

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.750%	10/01/27	20	$22,867
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	5	5,156
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	20	21,374
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	30	33,014
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.800%	05/15/23	55	57,879
3.100%	05/15/25	8	8,763
Total Capital International SA (France),
Gtd. Notes
3.127%	05/29/50	30	32,625
Valero Energy Corp.,
Sr. Unsec’d. Notes
1.200%	03/15/24	50	50,323
2.700%	04/15/23	24	25,058
2.850%	04/15/25	5	5,334
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25	100	107,497
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24	2	2,177

			538,467

Oil & Gas Services — 0.7%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.300%	05/01/29	50	58,195

Pharmaceuticals — 8.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	80	88,578
4.050%	11/21/39	20	24,164
4.300%	05/14/36	10	12,305
4.875%	11/14/48	25	33,978
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22	13	13,418
3.363%	06/06/24	6	6,507
3.700%	06/06/27	55	62,974
3.794%	05/20/50	25	29,684
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	16,908
3.750%	09/15/25	20	22,592
4.500%	11/15/44	5	5,809
4.900%	09/15/45	20	24,712
Cigna Corp.,
Gtd. Notes
4.500%	02/25/26	70	81,798
4.900%	12/15/48	8	10,969

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Sr. Unsec’d. Notes
3.200%	03/15/40	20	$21,944
3.400%	03/15/50	25	28,022
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	60	60,376
3.625%	04/01/27	50	56,903
3.750%	04/01/30	65	75,758
5.050%	03/25/48	15	20,288
McKesson Corp.,
Sr. Unsec’d. Notes
4.750%	05/30/29	23	28,304

			725,991

Pipelines — 9.9%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	15	15,561
4.450%	07/15/27	60	67,456
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	10,984
3.302%	01/15/35	35	39,381
3.701%	01/15/39	10	11,314
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29	25	27,791
5.125%	06/30/27	15	17,767
5.875%	03/31/25	70	81,439
Energy Transfer Operating LP,
Gtd. Notes
2.900%	05/15/25	5	5,288
4.050%	03/15/25	50	54,740
5.500%	06/01/27	20	23,488
6.250%	04/15/49	3	3,644
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23	60	64,976
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30	5	5,271
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	40	40,689
2.600%	10/15/25	10	10,349
3.450%	10/15/27	5	5,238
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23	37	41,702
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	50	51,707
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27	50	58,991
5.625%	03/01/25	25	29,173
5.875%	06/30/26	20	24,190

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Sr. Sec’d. Notes, 144A
4.500%	05/15/30	5	$5,936
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24	5	5,409
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	45	50,387
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22	5	5,194
3.600%	03/15/22	10	10,323
4.000%	09/15/25	60	68,073

			836,461

Real Estate — 0.3%
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28	24	25,843

Real Estate Investment Trusts (REITs) — 6.4%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	15	14,943
4.900%	12/15/30	20	25,433
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26	35	38,121
Boston Properties LP,
Sr. Unsec’d. Notes
3.250%	01/30/31	20	22,065
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27	35	38,925
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	50	53,682
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/23	4	4,382
Essex Portfolio LP,
Gtd. Notes
4.000%	03/01/29	15	17,441
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
3.950%	01/15/24	30	32,695
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27	20	20,561
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
6.000%	04/15/25	10	10,703
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23	2	2,191
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50	100	106,468

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Simon Property Group LP,
Sr. Unsec’d. Notes
2.625%	06/15/22	30	$30,819
3.375%	10/01/24	20	21,750
VEREIT Operating Partnership LP,
Gtd. Notes
2.200%	06/15/28	5	5,113
3.950%	08/15/27	75	85,165
4.600%	02/06/24	5	5,506

			535,963

Retail — 3.9%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32	55	56,990
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28	65	65,435
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	10	11,726
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	40	42,048
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31	50	50,192
4.600%	04/15/25	50	57,697
4.700%	04/15/27	2	2,364
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/26	40	44,316

			330,768

Semiconductors — 0.8%
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	35	41,095
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.150%	05/01/27	5	5,511
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
4.150%	05/15/48	15	20,070

			66,676

Software — 1.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.100%	02/06/37	50	65,345
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/50	15	17,494

			82,839

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 6.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	35	$35,562
2.300%	06/01/27	75	79,932
3.300%	02/01/52	25	24,771
4.300%	02/15/30	50	59,732
6.375%	03/01/41	20	29,114
Sr. Unsec’d. Notes, 144A
3.800%	12/01/57	5	5,215
Rogers Communications, Inc. (Canada),
Gtd. Notes
2.900%	11/15/26	25	27,767
4.350%	05/01/49	25	32,204
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.250%	11/15/31	15	15,372
3.750%	04/15/27	70	79,804
3.875%	04/15/30	15	17,352
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.150%	03/22/30	35	39,227
4.329%	09/21/28	25	30,058
4.522%	09/15/48	5	6,468
4.862%	08/21/46	5	6,710
Sr. Unsec’d. Notes, 144A
2.987%	10/30/56	49	49,254
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.875%	06/19/49	10	13,305

			551,847

Toys/Games/Hobbies — 1.2%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	90	100,447

Transportation — 0.5%
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50	15	16,702
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50	20	21,896

			38,598

TOTAL CORPORATE BONDS (cost $7,271,788)			7,637,553

MUNICIPAL BONDS — 1.8%
California — 0.2%
University of California,
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	20	20,182

Colorado — 0.1%
Colorado Health Facilities Authority,
Revenue Bonds, Series B
2.800%	12/01/26	10	10,084

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.4%
State of Illinois,
General Obligation Unlimited, Series A
3.140%	10/01/24	35	$34,483

New York — 0.3%
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds, Series AAA
1.086%	07/01/23	25	25,375

Texas — 0.8%
Central Texas Turnpike System,
Taxable, Revenue Bonds, Series C
3.029%	08/15/41	35	34,158
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	5	5,159
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	25	25,994

			65,311

TOTAL MUNICIPAL BONDS (cost $155,027)			155,435

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds
1.125%	05/15/40	100	94,875
U.S. Treasury Notes
0.625%	08/15/30	125	121,836

TOTAL U.S. TREASURY OBLIGATIONS (cost $217,669)			216,711

TOTAL LONG-TERM INVESTMENTS (cost $7,970,799)			8,339,928

	Shares	Value

SHORT-TERM INVESTMENT — 1.8%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $146,314)(w)	146,314	$146,314

TOTAL INVESTMENTS — 100.9% (cost $8,117,113)		8,486,242
Liabilities in excess of other assets — (0.9)%		(72,352)

NET ASSETS — 100.0%		$8,413,890

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$27,567	$—
Other	—	302,174	—
Corporate Bonds	—	7,637,553	—
Municipal Bonds	—	155,435	—
U.S. Treasury Obligations	—	216,711	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stock	$488	$—	$—
Affiliated Mutual Fund	146,314	—	—

Total	$146,802	$8,339,440	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Pipelines	9.9%
Pharmaceuticals	8.6
Telecommunications	6.6
Oil & Gas	6.4
Real Estate Investment Trusts (REITs)	6.4
Media	5.7
Electric	5.5
Banks	4.7
Diversified Financial Services	4.5
Retail	3.9
Other	3.6
Auto Manufacturers	3.2
U.S. Treasury Obligations	2.6
Healthcare-Services	2.4
Internet	2.3
Lodging	2.1
Agriculture	2.0
Municipal Bonds	1.8
Affiliated Mutual Fund	1.8
Airlines	1.7
Gas	1.5
Miscellaneous Manufacturing	1.4

Engineering & Construction	1.2%
Toys/Games/Hobbies	1.2
Beverages	1.2
Software	1.0
Insurance	0.9
Commercial Services	0.9
Foods	0.8
Semiconductors	0.8
Chemicals	0.8
Oil & Gas Services	0.7
Environmental Control	0.5
Aerospace & Defense	0.5
Transportation	0.5
Electronics	0.4
Automobiles	0.3
Real Estate	0.3
Leisure Time	0.2
Computers	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2020, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$(6,571)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$(781)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Sell Protection(1)
$50,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $7,970,799)	$8,339,928
Affiliated investments (cost $146,314)	146,314
Interest receivable	67,127
Due from Manager	160
Prepaid expenses	2,499

Total Assets	8,556,028

LIABILITIES
Payable for investments purchased	71,217
Audit fee payable	45,000
Custodian and accounting fees payable	15,833
Accrued expenses and other liabilities	6,668
Payable for Portfolio shares purchased	2,184
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401

Total Liabilities	142,138

NET ASSETS	$8,413,890

Net assets were comprised of:
Partners’ Equity	$8,413,890

Net asset value and redemption price per share, $8,413,890 / 769,377 shares of beneficial interest issued and outstanding	$10.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$176,222
Affiliated dividend income	1,155
Unaffiliated dividend income	19

Total income	177,396

EXPENSES
Management fee	32,905
Audit fee	45,163
Custodian and accounting fees	42,575
Legal fees and expenses	18,895
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,045
Fund data services	5,011
Shareholders’ reports	4,429
Miscellaneous	10,334

Total expenses	175,957
Less: Fee waiver and/or expense reimbursement	(138,880)

Net expenses	37,077

NET INVESTMENT INCOME (LOSS)	140,319

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,517
Swap agreements transactions	(6,571)

(3,054)

Net change in unrealized appreciation (depreciation) on:
Investments	348,081
Swap agreements	(781)

347,300

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	344,246

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$484,565

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$140,319	$45,006
Net realized gain (loss) on investment transactions	(3,054)	(1,594)
Net change in unrealized appreciation (depreciation) on investments	347,300	21,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	484,565	65,241

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [244,553 and 527,630 shares, respectively]	2,615,429	5,278,505
Portfolio shares purchased [2,785 and 21 shares, respectively]	(29,641)	(209)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,585,788	5,278,296

TOTAL INCREASE (DECREASE)	3,070,353	5,343,537
NET ASSETS:
Beginning of period	5,343,537	—

End of period	$8,413,890	$5,343,537

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST WESTERN ASSET CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 92.5%

ASSET-BACKED SECURITY — 0.9%
Student Loan
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69	80	$81,112

(cost $80,612)

BANK LOANS — 0.2%
Airlines — 0.1%
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/20/27	10	10,350

Forest Products & Paper — 0.1%
Asplundh Tree Expert LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.647%(c)	09/04/27	10	9,993

TOTAL BANK LOANS (cost $19,828)			20,343

CORPORATE BONDS — 84.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21	10	10,248

Aerospace & Defense — 3.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.875%	06/15/23	10	10,194
2.750%	02/01/26	10	10,539
2.850%	10/30/24	30	31,601
5.150%	05/01/30	10	12,105
6.875%	03/15/39	20	27,261
General Dynamics Corp.,
Gtd. Notes
3.250%	04/01/25	10	11,045
3.500%	04/01/27	30	34,508
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	30	33,240
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	10	10,797
3.350%	09/15/21	28	28,582
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	30	32,636
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50	10	10,973
4.450%	11/16/38	20	25,398

			278,879

Agriculture — 3.0%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24	50	54,974
4.800%	02/14/29	30	35,945
5.950%	02/14/49	10	13,957

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	20	$20,673
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	30	30,748
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	40	40,070
2.500%	11/02/22	30	31,149
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	30	34,227

			261,743

Airlines — 0.5%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.900%	10/28/24	20	19,713
3.750%	10/28/29	10	9,584
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28	10	10,906

			40,203

Auto Manufacturers — 3.4%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	09/10/25	20	20,254
2.050%	01/10/23	30	31,012
General Motors Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
1.130%(c)	09/10/21	10	10,018
Sr. Unsec’d. Notes
4.000%	04/01/25	17	18,845
6.125%	10/01/25	10	12,141
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 1.310%
1.550%(c)	06/30/22	30	30,176
Gtd. Notes
3.700%	05/09/23	20	21,221
4.250%	05/15/23	50	53,926
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.850%	11/01/22	30	31,094
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27	20	20,129
1.800%	02/13/25	50	52,430

			301,246

Banks — 6.3%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.197%(ff)	10/24/26	10	10,170
4.330%(ff)	03/15/50	20	26,032

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, MTN, Series L
4.183%	11/25/27	50	$58,017
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31	10	10,654
3.668%(ff)	07/24/28	30	34,126
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26	20	20,231
3.800%	03/15/30	10	11,754
3.814%(ff)	04/23/29	20	23,139
Sub. Notes
5.150%	05/22/45	20	27,963
HSBC Holdings PLC (United Kingdom),
Sub. Notes
7.625%	05/17/32	10	14,573
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.522%(ff)	04/22/31	30	32,177
Sub. Notes
2.956%(ff)	05/13/31	110	120,398
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.287%	07/25/27	30	34,054
Morgan Stanley,
Sr. Unsec’d. Notes
0.985%(ff)	12/10/26	20	20,157
Sr. Unsec’d. Notes, GMTN
5.597%(ff)	03/24/51	10	16,085
Sr. Unsec’d. Notes, Series I, MTN
0.864%(ff)	10/21/25	10	10,074
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.125%	08/03/27	30	30,152
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
1.375%	07/22/30	10	10,017
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.478%(ff)	04/04/31	10	12,214
5.013%(ff)	04/04/51	20	28,376
Westpac Banking Corp. (Australia),
Sub. Notes
2.668%(ff)	11/15/35	10	10,306

			560,669

Beverages — 2.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25	50	56,925
4.600%	04/15/48	10	12,605
4.750%	01/23/29	40	49,309
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	10	9,974
1.650%	06/01/30	10	10,257
2.600%	06/01/50	20	20,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.400%	10/07/23	10	$10,053
3.600%	03/01/24	30	32,741

			202,832

Biotechnology — 1.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23	30	31,433
3.150%	02/21/40	20	21,792
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	50	51,330
4.750%	03/01/46	10	13,245

			117,800

Building Materials — 0.7%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27	20	21,569
3.377%	04/05/40	10	10,954
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30	20	20,382
Lennox International, Inc.,
Gtd. Notes
1.350%	08/01/25	10	10,211

			63,116

Commercial Services — 0.3%
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.300%	06/01/30	20	21,426
S&P Global, Inc.,
Gtd. Notes
1.250%	08/15/30	10	9,837

			31,263

Computers — 1.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50	20	21,234
3.350%	02/09/27	60	68,306

			89,540

Cosmetics/Personal Care — 0.2%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
0.550%	10/29/25	20	20,170

Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	01/15/25	150	159,208
Air Lease Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	02/01/25	20	20,700

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Aircastle Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	08/11/25	10	$10,999
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.875%	02/15/25	20	20,358
3.950%	07/01/24	20	21,124
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	—(rr)	20	20,996
CI Financial Corp. (Canada),
Sr. Unsec’d. Notes
3.200%	12/17/30	20	20,472
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	10	11,404
3.850%	03/26/50	20	25,832
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40	20	19,779
Visa, Inc.,
Sr. Unsec’d. Notes
1.100%	02/15/31	10	9,818
2.050%	04/15/30	10	10,677
4.300%	12/14/45	20	27,353

			378,720

Electric — 6.0%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.625%	01/12/23	200	211,242
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.250%	10/15/50	20	25,771
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	10	11,385
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	10	11,041
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	10	10,461
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30	30	31,305
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	40	41,602
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	20	28,491
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49	30	34,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
MidAmerican Energy Co.,
First Mortgage
3.650%	08/01/48	20	$24,465
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	10	12,250
Pacific Gas & Electric Co.,
First Mortgage
3.850%	11/15/23	40	42,577
San Diego Gas & Electric Co.,
Sr. Sec’d. Notes, Series VVV
1.700%	10/01/30	10	10,109
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	20	21,697
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	10	10,395

			527,416

Electronics — 0.4%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.950%	06/01/30	30	31,712

Environmental Control — 0.7%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	30	32,011
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23	30	31,313

			63,324

Foods — 0.6%
Hershey Co. (The),
Sr. Unsec’d. Notes
1.700%	06/01/30	10	10,290
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	10	10,241
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31	30	29,579

			50,110

Forest Products & Paper — 0.4%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26	40	40,100

Gas — 0.3%
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34	20	23,874

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 3.2%
Adventist Health System,
Bonds
2.952%	03/01/29	10	$10,845
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49	20	22,590
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39	20	22,195
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31	10	10,085
Centene Corp.,
Sr. Unsec’d. Notes
4.625%	12/15/29	10	11,095
4.750%	01/15/25	10	10,264
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43	20	28,567
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	10	10,286
4.187%	10/01/49	30	34,935
HCA, Inc.,
Sr. Sec’d. Notes
5.500%	06/15/47	10	13,345
Northwell Healthcare, Inc.,
Sec’d. Notes
3.809%	11/01/49	10	11,371
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	10	10,175
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	53,299
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48	30	32,683

			281,735

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	10	10,673

Household Products/Wares — 0.2%
Clorox Co. (The),
Sr. Unsec’d. Notes
1.800%	05/15/30	10	10,287
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
1.050%	09/15/27	10	10,135

			20,422

Insurance — 3.4%
Allianz SE (Germany),
Jr. Sub. Notes, 144A
3.500%(ff)	—(rr)	200	204,025

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Allstate Corp. (The),
Sr. Unsec’d. Notes
0.750%	12/15/25	10	$10,045
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	10	11,440
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25	10	10,044
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
0.400%	10/21/23	20	20,034
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	10	11,883
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.500%	10/30/24	20	20,823
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50	10	10,962

			299,256

Internet — 0.8%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.100%	08/15/30	20	19,698
1.900%	08/15/40	10	9,751
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	06/03/27	20	20,353
3.150%	08/22/27	10	11,400
3.875%	08/22/37	10	12,451

			73,653

Iron/Steel — 0.7%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	50	62,128

Leisure Time — 0.1%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
3.625%	12/15/24	10	9,221

Lodging — 0.7%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26	30	32,148
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/24	30	32,035

			64,183

Machinery-Construction & Mining — 0.5%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	11/13/25	10	10,063
1.100%	09/14/27	10	10,102

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Construction & Mining (cont’d.)
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	04/09/30	10	$11,008
3.250%	04/09/50	10	11,736

			42,909

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	10	11,429
3.750%	04/15/50	10	12,885
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.565%	02/15/30	10	10,731

			35,045

Media — 3.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	10	12,114
5.750%	04/01/48	20	26,082
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	30	32,245
3.400%	04/01/30	10	11,531
4.250%	10/15/30	90	110,582
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	30	33,021
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	40	54,930
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
1.850%	07/30/26	30	31,609
Walt Disney Co. (The),
Gtd. Notes
1.650%	09/01/22	30	30,651

			342,765

Mining — 2.8%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	10	14,568
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22	30	30,859
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	20	20,874
5.400%	11/14/34	20	25,003
Glencore Canada Corp. (Switzerland),
Gtd. Notes
6.200%	06/15/35	50	65,507

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
1.625%	09/01/25	10	$10,271
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	55,542
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	20	22,019

			244,643

Miscellaneous Manufacturing — 0.8%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	30	32,454
Eaton Corp.,
Gtd. Notes
2.750%	11/02/22	10	10,437
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.875%	01/10/39	20	29,415

			72,306

Oil & Gas — 6.2%
BP Capital Markets America, Inc.,
Gtd. Notes
3.000%	02/24/50	90	92,482
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	22,175
3.078%	05/11/50	10	11,085
Chevron USA, Inc.,
Gtd. Notes
1.018%	08/12/27	10	10,008
2.343%	08/12/50	10	9,734
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	20	22,072
4.375%	03/15/29	20	22,721
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	20	24,404
5.850%	12/15/25	30	35,249
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	20	21,374
3.500%	12/01/29	10	10,689
5.375%	05/31/25	20	20,764
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	20	22,348
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.100%	02/01/21	30	30,079
4.375%	04/15/30	10	12,182

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	20	$22,809
3.482%	03/19/30	10	11,596
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28	10	11,577
5.050%	11/15/44	30	42,054
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	5	5,004
4.400%	08/15/49	20	16,851
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24	30	34,158
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	04/06/50	10	11,292
4.000%	05/10/46	20	25,071

			547,778

Pharmaceuticals — 7.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	120	132,867
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44	20	25,815
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	10	10,249
3.250%	02/27/27	50	56,595
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25	20	21,969
3.875%	10/15/47	20	23,696
3.900%	02/15/22	50	51,925
Sr. Unsec’d. Notes
2.400%	03/15/30	40	42,515
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	10	10,063
2.625%	08/15/24	100	107,124
4.780%	03/25/38	20	25,254
5.050%	03/25/48	20	27,051
Johnson & Johnson,
Sr. Unsec’d. Notes
0.950%	09/01/27	10	10,038
2.100%	09/01/40	10	10,079
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	10	10,109
2.350%	06/24/40	10	10,341
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	10	10,661

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.000%	12/15/26	30	$33,840

			620,191

Pipelines — 3.7%
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	10,984
Energy Transfer Operating LP,
Gtd. Notes
3.750%	05/15/30	10	10,765
4.950%	06/15/28	20	23,017
Jr. Sub. Notes, Series G
7.125%(ff)	—(rr)	10	9,561
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	01/31/60	10	11,145
4.150%	10/16/28	30	35,553
Gtd. Notes, Series D
6.875%	03/01/33	10	13,976
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	33,215
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23	50	52,941
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	14,215
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	12,555
7.000%	10/15/28	10	13,002
Gtd. Notes, 144A
2.900%	03/01/30	10	10,697
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	10	11,197
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	50	51,613
8.750%	03/15/32	10	14,565

			329,001

Real Estate Investment Trusts (REITs) — 0.4%
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	10	9,895
Simon Property Group LP,
Sr. Unsec’d. Notes
3.250%	11/30/26	20	22,167

			32,062

Retail — 2.4%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27	20	20,591

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	20	$22,718
3.300%	04/15/40	10	11,757
3.900%	12/06/28	10	12,030
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.700%	10/15/30	20	20,205
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28	30	35,093
Target Corp.,
Sr. Unsec’d. Notes
2.350%	02/15/30	10	10,911
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.150%	05/15/28	20	20,077
Walmart, Inc.,
Sr. Unsec’d. Notes
2.375%	09/24/29	10	10,974
3.400%	06/26/23	20	21,489
3.700%	06/26/28	20	23,532

			209,377

Semiconductors — 4.1%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/50	10	10,835
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	20	23,139
4.700%	04/15/25	20	22,930
5.000%	04/15/30	10	12,164
Intel Corp.,
Sr. Unsec’d. Notes
3.100%	02/15/60	10	10,789
3.900%	03/25/30	20	23,998
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	10	10,376
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
0.972%	02/15/24	20	20,051
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/50	10	12,107
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.400%	05/01/30	10	11,338
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.900%	11/03/27	10	11,185
TSMC Global Ltd. (Taiwan),
Gtd. Notes, 144A
1.000%	09/28/27	200	198,092

			367,004

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 2.4%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
1.350%	09/15/30	10	$9,817
Adobe, Inc.,
Sr. Unsec’d. Notes
2.150%	02/01/27	20	21,506
2.300%	02/01/30	30	32,399
Intuit, Inc.,
Sr. Unsec’d. Notes
0.650%	07/15/23	10	10,082
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	50	54,532
3.700%	08/08/46	20	25,327
Oracle Corp.,
Sr. Unsec’d. Notes
2.650%	07/15/26	50	54,782

			208,445

Telecommunications — 4.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28	100	102,159
2.750%	06/01/31	10	10,679
3.100%	02/01/43	20	20,289
4.300%	02/15/30	10	11,946
4.500%	03/09/48	10	11,916
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	10	15,782
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.050%	02/15/28	10	10,400
2.250%	11/15/31	30	30,744
2.550%	02/15/31	10	10,504
3.875%	04/15/30	20	23,136
4.375%	04/15/40	10	12,145
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	10	9,815
2.650%	11/20/40	20	20,214
2.875%	11/20/50	10	10,058
4.329%	09/21/28	60	72,139
4.400%	11/01/34	10	12,479
4.522%	09/15/48	20	25,873
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	10	11,992

			422,270

Transportation — 0.5%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/24	20	21,830

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
3.950%	09/10/28	20	$23,823

			45,653

TOTAL CORPORATE BONDS (cost $7,038,708)			7,433,685

SOVEREIGN BOND — 0.1%
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31	10	10,995

(cost $10,000)

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bonds
1.250%	05/15/50	120	108,788
1.375%	08/15/50	190	177,709
1.625%	11/15/50	10	9,948
U.S. Treasury Notes
0.125%	09/15/23	20	19,984
0.250%	06/30/25	10	9,974
0.375%	11/30/25	150	150,199
0.625%	12/31/27	90	89,859
0.875%	11/15/30	80	79,688

TOTAL U.S. TREASURY OBLIGATIONS (cost $652,072)			646,149

TOTAL LONG-TERM INVESTMENTS (cost $7,801,220)			8,192,284

	Shares	Value

SHORT-TERM INVESTMENT — 8.0%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $705,902)(w)	705,902	$705,902

TOTAL INVESTMENTS — 100.5% (cost $8,507,122)		8,898,186
Liabilities in excess of other assets(z) — (0.5)%		(48,551)

NET ASSETS — 100.0%		$8,849,635

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	2 Year U.S.Treasury Notes	Mar. 2021	$662,930	$713
3	5 Year U.S.Treasury Notes	Mar. 2021	378,492	1,182

				1,895

Short Positions:
1	10 Year U.S. Treasury Notes	Mar. 2021	138,078	(142)
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	427,125	1,520

				1,378

				$3,273

Forward foreign currency exchange contracts outstanding at December 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Mexican Peso,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	MXN	545	$27,080	$27,328	$248	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$51,009	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Security
Student Loan	$—	$81,112	$—
Bank Loans	—	20,343	—
Corporate Bonds	—	7,433,685	—
Sovereign Bond	—	10,995	—
U.S. Treasury Obligations	—	646,149	—
Affiliated Mutual Fund	705,902	—	—

Total	$705,902	$8,192,284	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,415	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	248	—

Total	$3,415	$248	$—

Liabilities
Futures Contracts	$(142)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Affiliated Mutual Fund	8.0%
U.S. Treasury Obligations	7.3
Pharmaceuticals	7.0
Banks	6.3
Oil & Gas	6.2
Electric	6.0
Telecommunications	4.8
Diversified Financial Services	4.3
Semiconductors	4.1
Media	3.9
Pipelines	3.7
Auto Manufacturers	3.4
Insurance	3.4

Healthcare-Services	3.2%
Aerospace & Defense	3.1
Agriculture	3.0
Mining	2.8
Retail	2.4
Software	2.4
Beverages	2.3
Biotechnology	1.3
Computers	1.0
Student Loan	0.9
Internet	0.8
Miscellaneous Manufacturing	0.8
Lodging	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

Industry Classification (continued):

Environmental Control	0.7%
Building Materials	0.7
Iron/Steel	0.7
Airlines	0.6
Foods	0.6
Forest Products & Paper	0.5
Transportation	0.5
Machinery-Construction & Mining	0.5
Machinery-Diversified	0.4
Real Estate Investment Trusts (REITs)	0.4
Electronics	0.4
Commercial Services	0.3

Gas	0.3%
Household Products/Wares	0.2
Cosmetics/Personal Care	0.2
Sovereign Bond	0.1
Home Builders	0.1
Advertising	0.1
Leisure Time	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$248		—	$—
Interest rate contracts	Due from/to broker-variation margin futures	3,415	*	Due from/to broker-variation margin futures	142	*

		$3,663			$142

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$1,317
Interest rate contracts	(9,857)	—

Total	$(9,857)	$1,317

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$248
Interest rate contracts	1,269	—

Total	$1,269	$248

SEE NOTES TO FINANCIAL STATEMENTS.

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AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2020

For the year ended December 31, 2020, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,051,178	$483,447	$5,416

Credit Default Swap Agreements— Sell Protection(2)
$60,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPMorgan Chase Bank, N.A.	$248	$—	$248	$—	$248

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST WESTERN ASSET CORPORATE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2020

ASSETS
Investments at value:
Unaffiliated investments (cost $7,801,220)	$8,192,284
Affiliated investments (cost $705,902)	705,902
Cash	43
Interest receivable	57,042
Deposit with broker for centrally cleared/exchange-traded derivatives	51,009
Unrealized appreciation on OTC forward foreign currency exchange contracts	248
Due from Manager	179
Prepaid expenses	2,499

Total Assets	9,009,206

LIABILITIES
Payable for investments purchased	89,781
Audit fee payable	45,000
Custodian and accounting fees payable	14,764
Accrued expenses and other liabilities	4,755
Payable for Portfolio shares purchased	2,637
Due to broker-variation margin futures	1,398
Trustees’ fees payable	835
Affiliated transfer agent fee payable	401

Total Liabilities	159,571

NET ASSETS	$8,849,635

Net assets were comprised of: Partners’ Equity	$8,849,635

Net asset value and redemption price per share, $8,849,635 / 809,627 shares of beneficial interest issued and outstanding	$10.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$164,732
Affiliated dividend income	894
Affiliated income from securities lending, net	63

Total income	165,689

EXPENSES
Management fee	33,880
Audit fee	45,163
Custodian and accounting fees	43,397
Legal fees and expenses	19,276
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,273)	7,069
Shareholders’ reports	4,595
Miscellaneous	12,903

Total expenses	175,883
Less: Fee waiver and/or expense reimbursement	(137,708)

Net expenses	38,175

NET INVESTMENT INCOME (LOSS)	127,514

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(45))	8,854
Futures transactions	(9,857)
Swap agreements transactions	1,317

314

Net change in unrealized appreciation (depreciation) on:
Investments	375,335
Futures	1,269
Forward currency contracts	248

376,852

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	377,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$504,680

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$127,514	$40,543
Net realized gain (loss) on investment transactions	314	(1,547)
Net change in unrealized appreciation (depreciation) on investments	376,852	17,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	504,680	56,729

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [286,571 and 527,661 shares, respectively]	3,058,686	5,278,505
Portfolio shares purchased [4,585 and 20 shares, respectively]	(48,757)	(208)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	3,009,929	5,278,297

TOTAL INCREASE (DECREASE)	3,514,609	5,335,026
NET ASSETS:
Beginning of period	5,335,026	—

End of period	$8,849,635	$5,335,026

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2020 consisted of 76 separate portfolios. The information presented in these financial statements pertains only to the 6 Portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Dimensional Global Core Allocation Portfolio which is a non-diversified portfolio for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	BlackRock Financial Management, Inc.

AST Dimensional Global Core Allocation Portfolio (“Dimensional Global Core Allocation”)	Long-term capital appreciation.	Dimensional Fund Advisors LP

AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Pacific Investment Management Company LLC

AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	PGIM Fixed Income (“PFI”), a business unit of PGIM, Inc.; PGIM Limited

AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	T. Rowe Price Associates, Inc.

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Portfolio	Objective(s)	Subadviser(s)
AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Western Asset Management Company, LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. – Singapore

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:     Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The

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third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss)

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upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return

B4

generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. Amaster netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset

B5

amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent

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thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Wavier, if Applicable
BlackRock Corporate Bond	0.5325% first $300 million;	—	#%
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Dimensional Global Core Allocation	0.6825% first $300 million;	—	#
0.6725% on next $200 million;
0.6625% on next $250 million;
0.6525% on next $2.5 billion;
0.6425% on next $2.75 billion;
0.6125% on next $4 billion;
0.5925% in excess of $10 billion
PIMCO Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Prudential Corporate Bond*	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
T. Rowe Price Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Western Asset Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion

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Portfolio	Fee Waivers and/or Expense Limitations
BlackRock Corporate Bond	contractually limit expenses to 0.60% through June 30, 2021
Dimensional Global Core Allocation**	contractually limit expenses to 0.88% through February 29, 2020; effective March 1, 2020 contractually limit expenses to 0.86% through June 30, 2022
PIMCO Corporate Bond	contractually limit expenses to 0.60% through June 30, 2021
Prudential Corporate Bond	contractually limit expenses to 0.60% through June 30, 2021
T. Rowe Price Corporate Bond	contractually limit expenses to 0.60% through June 30, 2021
Western Asset Corporate Bond	contractually limit expenses to 0.60% through June 30, 2021

*	Management fees are calculated based on an aggregation of net assets with AST Multi-Sector Fixed Income Portfolio.

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

**

The Investment Manager has agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of BlackRock Corporate Bond, PIMCO Corporate Bond, Prudential Corporate Bond, T. Rowe Price Corporate Bond and Western Asset Corporate Bond. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

PAD, PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment

B9

company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain
PIMCO Corporate Bond	$480,252	$—	$—
T. Rowe Price Corporate Bond	8,034	—	—

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
BlackRock Corporate Bond	$7,680,024	$3,893,693
Dimensional Global Core Allocation	9,388,077	2,354,742
PIMCO Corporate Bond	4,677,897	1,097,576
Prudential Corporate Bond	4,747,772	677,184
T. Rowe Price Corporate Bond	5,726,878	3,039,408
Western Asset Corporate Bond	4,571,150	2,421,947

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended December 31, 2020, is presented as follows:

BlackRock Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$75,429	$5,284,113	$5,249,873	$—	$—	$109,669	109,669	$706

PGIM Institutional Money Market Fund*
—	61,876	61,876	—	—	—	—	—

$75,429	$5,345,989	$5,311,749	$—	$—	$109,669		$706

Dimensional Global Core Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$61,927	$5,424,879	$5,017,228	$—	$—	$469,578	469,578	$1,728

PIMCO Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$100,867	$6,461,536	$6,351,087	$—	$—	$211,316	211,316	$879

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$—	$254,294	$254,294	$—	$—	$—	—	$5	**

$100,867	$6,715,830	$6,605,381	$—	$—	$211,316		$884

Prudential Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$244,046	$5,636,124	$4,000,696	$—	$—	$1,879,474	1,879,474	$2,780

PGIM Institutional Money Market Fund*
—	42,988	42,988	—	—	—	—	—

$244,046	$5,679,112	$4,043,684	$—	$—	$1,879,474		$2,780

T. Rowe Price Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$248,167	$4,152,123	$4,253,976	$—	$—	$146,314	146,314	$1,155

Western Asset Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$123,567	$4,071,920	$3,489,585	$—	$—	$705,902	705,902	$894

PGIM Institutional Money Market Fund*
—	230,040	229,995	—	(45)	—	—	63	**

$123,567	$4,301,960	$3,719,580	$—	$(45)	$705,902		$957

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

B11

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
*Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolio utilized the SCA during the year ended December 31, 2020. The average balance outstanding is for the number of days the Portfolio(s) utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2020
Dimensional Global Core Allocation	$153,800	2.30%	5	$345,000	$—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2020, all Portfolios offer only a single share class to investors.

As of December 31, 2020, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
BlackRock Corporate Bond	2	99.9%
Dimensional Global Core Allocation	1	94.6
PIMCO Corporate Bond	2	99.9
Prudential Corporate Bond	2	99.9
T. Rowe Price Corporate Bond	2	99.9
Western Asset Corporate Bond	2	99.9

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

B12

Asset Allocation Risk:     A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk:     Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Derivatives Risk:     Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Emerging Markets Risk:     The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Fixed Income Securities Risk:     Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

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Credit risk:     Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject.

Liquidity risk:     Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests.

Interest rate risk:     Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities.

Foreign Securities Risk:     A Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of a Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk:     A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to certain other risks including but not limited to the following:

To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

B14

LIBOR Risk:    Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Market and Management Risk:    Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Non-Diversification Risk:    A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few

B15

securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.

US Government Securities Risk:    US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

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Financial Highlights

AST BlackRock Corporate Bond Portfolio

	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period.	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86	0.03

Total from investment operations	1.07	0.11

Net Asset Value, end of period	$11.18	$10.11

Total Return(c)	10.58%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.90%	4.90	%(e)
Net investment income (loss)	1.94%	2.18	%(e)
Portfolio turnover rate(f)	172%	67%

AST Dimensional Global Core Allocation Portfolio
	Year Ended December 31, 2020	November 18, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.32	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.18
Net realized and unrealized gain (loss) on investment transactions	1.39	0.14

Total from investment operations	1.52	0.32

Net Asset Value, end of period	$11.84	$10.32

Total Return(c)	14.73%	3.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10.2	$1.2
Average net assets (in millions)	$6.2	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.62%	0.67	%(e)
Expenses before waivers and/or expense reimbursement	2.67%	106.62	%(e)
Net investment income (loss)	1.22%	12.95	%(e)
Portfolio turnover rate(f)	40%	0%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST PIMCO Corporate Bond Portfolio

	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	0.03

Total from investment operations	0.82	0.11

Net Asset Value, end of period	$10.93	$10.11

Total Return(c)	8.11%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.85%	4.98	%(e)
Net investment income (loss)	1.89%	2.11	%(e)
Portfolio turnover rate(f)	41%	177%

AST Prudential Corporate Bond Portfolio

	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.18	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.09
Net realized and unrealized gain (loss) on investment transactions	0.56	0.09

Total from investment operations	0.78	0.18

Net Asset Value, end of period	$10.96	$10.18

Total Return(c)	7.66%	1.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$6
Average net assets (in millions)	$7	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.35%	4.72	%(e)
Net investment income (loss)	2.06%	2.40	%(e)
Portfolio turnover rate(f)	30%	155%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST T. Rowe Price Corporate Bond Portfolio

	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.09
Net realized and unrealized gain (loss) on investment transactions	0.57	0.04

Total from investment operations	0.81	0.13

Net Asset Value, end of period	$10.94	$10.13

Total Return(c)	8.00%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.85%	4.96	%(e)
Net investment income (loss)	2.27%	2.40	%(e)
Portfolio turnover rate(f)	73%	44%

AST Western Asset Corporate Bond Portfolio

	Year Ended December 31, 2020	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.08
Net realized and unrealized gain (loss) on investment transactions	0.61	0.03

Total from investment operations	0.82	0.11

Net Asset Value, end of period	$10.93	$10.11

Total Return(c)	8.11%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$5
Average net assets (in millions)	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.76%	4.85	%(e)
Net investment income (loss)	2.00%	2.16	%(e)
Portfolio turnover rate(f)	56%	85%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST BlackRock Corporate Bond Portfolio, AST Dimensional Global Core Allocation Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST BlackRock Corporate Bond Portfolio, AST Dimensional Global Core Allocation Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio (six of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2021

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 95	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 95	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 95	Chairman of the Board of Overseers of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 95	Advisory Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 95	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems. Non-Executive Director of Stout (Since January 2020); Non-Executive Director of Clyde & Co. (Since January 2020).	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 95	Director of ICI Mutual Insurance Company (June 2020-present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas T. Mooney 1941 No. of Portfolios Overseen: 95	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976); Former President of The First Financial Fund and High Yield Plus Fund (1988-2005); Former Vice Chairman Monroe County Water Authority (1980-2002).	Former Director of Executive Service Corps of Rochester (1988-1990); Former Director of Rural/Metro Medical Services (1985-1990); Former Trustee of Center for Governmental Research (1977-1995); Former Director of Excellus BlueCross BlueShield (1980-1998).	Since July 2003
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 95	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 95	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018-present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Charles H. Smith, III 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (877) 248-4019, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2021 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-H

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2020, the registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended December 31, 2020, PwC billed the registrant $3,302,450 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended December 31, 2019, the registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended December 31, 2019, KPMG billed the registrant $3,621,194 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2020, fees of $45,361 were billed to the registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation and were paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2020, fees of $158,355 were billed to the registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended December 31, 2020, fees of $66,000 were billed to the registrant for services rendered by KPMG in connection with merger support services.

For the fiscal year ended December 31, 2019, fees of $120,488 were billed to the registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

For the fiscal year ended December 31, 2019, fees of $233,735 were billed to the registrant for services rendered by KPMG in connection with merger support services, matters relating to foreign tax reclaims and securities lending were paid by Prudential Financial, Inc. and/or its affiliates.

(c) Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(d) All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2020 and December 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 24, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2021